UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05028

PIMCO Funds

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Bijal Y. Parikh

Treasurer (Principal Financial & Accounting Officer)

PIMCO Funds

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Adam T. Teufel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: March 31

Date of reporting period: March 31, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

EXPLANATORY NOTE

The Registrant is filing this Certified Shareholder Report on Form N-CSR in two (2) separate submissions due to file size limitations on EDGAR submissions. This submission provides the information required by Item 1 for a limited number of the Registrant’s reports transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1). The companion submission to this Certified Shareholder Report on Form N-CSR will follow immediately and will provide the information required by Item 1 for the other reports transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1). Apart from Items 1 and 6, the companion submission will be identical in all material respects to this initial filing.

Item 1.  Reports to Shareholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

 Filed under this submission on Form N-CSR:

•	PIMCO Funds—PIMCO Global Core Asset Allocation Fund
•	PIMCO Funds—Bond Funds
•	PIMCO Funds—Credit Bond Funds
•	PIMCO Funds—Fundamental Index Funds
•	PIMCO Funds—International Bond Funds
•	PIMCO Funds—Municipal Value Funds
•	PIMCO Funds—PIMCO All Asset Fund and PIMCO All Asset All Authority Fund
•	PIMCO Funds—PIMCO Climate Bond Fund
•	PIMCO Funds—PIMCO CommoditiesPLUS® Strategy Fund
•	PIMCO Funds—PIMCO CommodityRealReturn Strategy Fund®
•	PIMCO Funds—PIMCO Emerging Markets Local Currency and Bond Fund
•	PIMCO Funds—PIMCO High Yield Fund
•	PIMCO Funds—PIMCO Income Fund

 To be filed under the immediately following companion submission on Form N-CSR:

•	PIMCO Funds—PIMCO International Bond Fund (U.S. Dollar-Hedged)
•	PIMCO Funds—PIMCO Investment Grade Credit Bond Fund
•	PIMCO Funds—PIMCO Low Duration Fund
•	PIMCO Funds—PIMCO Real Return Fund
•	PIMCO Funds—PIMCO Short-Term Fund
•	PIMCO Funds—PIMCO Total Return Fund
•	PIMCO Funds—PIMCO TRENDS Managed Futures Strategy Fund
•	PIMCO Funds—Private Account Portfolio Series – Sector Funds Series
•	PIMCO Funds—Private Account Portfolio Series
•	PIMCO Funds—Private Account Portfolio Series – All Asset Funds
•	PIMCO Funds—Real Return Strategy Funds
•	PIMCO Funds—Short Duration Strategy Funds
•	PIMCO Funds—StocksPLUS® Funds
•	PIMCO Funds—Tax-Efficient Strategy Funds

PIMCO FUNDS

Annual Report

March 31, 2024

PIMCO Global Core Asset Allocation Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Market Insights

Dear Shareholder,

This annual report covers the 12-month reporting period ended March 31, 2024 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and a discussion of certain factors that affected performance during the reporting period.

The global economy continued to expand despite persistent inflation, tighter credit conditions, and geopolitical concerns affecting many countries. This resilience appeared particularly evident in the United States (“U.S.”). In contrast, several other developed market economies experienced relatively flat or negative growth over the reporting period.

Several central banks paused interest-rate hikes

Inflation eased over the reporting period but remained above central bank targets for many economies. Several central banks did not increase interest rates in the second half of 2023 and the beginning of 2024, following a series of rate increases in 2022 and the first half of 2023. The U.S. Federal Reserve (the “Fed”) raised the federal funds rate a total of 5.25% from March 2022 to July 2023, and then held rates steady from September 2023 to March 2024. At its March meeting, the Fed communicated that the policy rate may be at its peak for the most recent tightening cycle, and that it may be appropriate to begin cutting rates later in 2024. The European Central Bank (“ECB”) raised its deposit facility rate for the euro area a total of 4.50% from July 2022 to September 2023, and then held rates steady at its next four meetings. Meanwhile, the Bank of England (“BoE”) raised its Bank Rate a total of 5.15% from December 2019 to July 2023 and held rates steady at its next five meetings. Neither the ECB nor BoE ruled out the possibility of rate cuts in 2024. In contrast, the Bank of Japan raised its short-term policy rate from -0.1% to between zero and 0.1% in March 2024, which was the first increase since 2007.

Financial markets posted positive returns

The yield on the benchmark 10-year U.S. Treasury increased during the reporting period. In many other developed markets, yields on 10-year government bonds also moved higher. Overall, the global bond market rallied toward the end of 2023, bolstered by central bank officials’ policy pronouncements signaling a possible end to monetary tightening. However, the market then weakened during the first quarter of 2024. During the reporting period, lower-rated global bonds generally outperformed their higher-rated counterparts. Global equities rallied, while commodities were mixed. The U.S. dollar strengthened against the Japanese yen and, to a lesser extent, the euro, but fell relative to the British pound.

We continue to work diligently to navigate dynamic global markets and manage the assets that you have entrusted with us. We encourage you to speak with your financial advisor about your goals and visit global.pimco.com for our latest insights.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Total Returns of Certain Asset Classes for the Period Ended March 31, 2024

Asset Class (as measured by, currency)	12-Month

U.S. large cap equities (S&P 500 Index, USD)	29.88%

Global equities (MSCI World Index, USD)	25.11%

European equities (MSCI Europe Index, EUR)	14.79%

Emerging market equities (MSCI Emerging Markets Index, EUR)	8.15%

Japanese equities (Nikkei 225 Index, JPY)	46.50%

Emerging market local bonds (JPMorgan Government Bond Index-Emerging Markets Global Diversified Index, USD Unhedged)	4.91%

Emerging market external debt (JPMorgan Emerging Markets Bond Index (EMBI) Global, USD Hedged)	9.53%

Below investment grade bonds (ICE BofA Developed Markets High Yield Constrained Index, USD Hedged)	11.60%

Global investment grade credit bonds (Bloomberg Global Aggregate Credit Index, USD Hedged)	5.59%

Fixed-rate, local currency government debt of investment grade countries (Bloomberg Global Treasury Index, USD Hedged)	3.48%

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions or are appropriate for all investors and each investor should evaluate their ability to invest for the long-term, especially during periods of downturn in the market. Outlook and strategies are subject to change without notice.

2	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

Important Information About the PIMCO Global Core Asset Allocation Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Global Core Asset Allocation Fund (the “Fund”).

The PIMCO Global Core Asset Allocation Fund may invest its assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, except funds of funds and PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund. These underlying investments are referred to as “Underlying PIMCO Funds.”

The PIMCO Global Core Asset Allocation Fund also may invest its respective assets in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds. These underlying investments, together with the Underlying PIMCO Funds, are referred to as “Acquired Funds.” The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

We believe that equity funds and bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

ANNUAL REPORT	MARCH 31, 2024	3

Important Information About the PIMCO Global Core Asset Allocation Fund (Cont.)

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, remain high. In efforts to combat inflation, the U.S. Federal Reserve (the “Fed”) raised interest rates multiple times in 2022 and 2023. In the second half of 2023 and the beginning of 2024, however, the Fed paused the rate hikes, keeping interest rates steady. It is uncertain whether rates will remain steady, increase or decrease in the future. As such, the Fund may face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

In February 2022, Russia launched an invasion of Ukraine. As a result, Russia and other countries, persons and entities that have provided material aid to Russia’s aggression against Ukraine, have been the subject of economic sanctions and import and export controls imposed by countries throughout the world, including the United States. Such measures have had and may continue to have an adverse effect on the Russian, Belarusian and other securities and economies, which may, in turn, negatively impact the Fund. The extent, duration and impact of Russia’s military action in Ukraine, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional, European and global economies and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. Further, the Fund may have investments in securities and instruments that are economically tied to the region and may have been negatively impacted by the sanctions and counter-sanctions by Russia, including declines in value and reductions in liquidity. The

4	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

sanctions may cause the Fund to sell portfolio holdings at a disadvantageous time or price or to continue to hold investments that the Fund may no longer seek to hold. PIMCO will continue to actively manage these positions in the best interests of the Fund and its shareholders.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities (and/or portfolio securities of Underlying PIMCO Funds or Acquired Funds, as applicable). The United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR was traditionally an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain, and may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how and when industry participants adopt new reference rates for affected instruments. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of the Fund that holds such instrument. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund and issuers in which it invests. For example, if a bank at which the Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which the Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Fund invests remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks.

ANNUAL REPORT	MARCH 31, 2024	5

Important Information About the PIMCO Global Core Asset Allocation Fund (Cont.)

Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which it invests.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class and I-2 shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	Class A	Class C	Diversification Status

PIMCO Global Core Asset Allocation Fund	10/29/08	10/29/08	10/29/08	10/29/08	10/29/08	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

6	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither the Fund’s prospectus nor the Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

SEC rules allow the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Fund) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder

ANNUAL REPORT	MARCH 31, 2024	7

Important Information About the PIMCO Global Core Asset Allocation Fund (Cont.)

report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and exchange-traded fund (“ETF”) shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading. As such, beginning in July 2024, the Fund must comply with certain new requirements which include, but are not limited to, making significant updates to the content of its shareholder reports and mailing paper copies of the new tailored shareholder reports to shareholders who have not opted to receive shareholder report documents electronically.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In November 2022, the SEC adopted amendments to Form N-PX under the Investment Company Act of 1940, as amended, to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments were effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion).

8	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	MARCH 31, 2024	9

PIMCO Global Core Asset Allocation Fund

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Fund Inception (10/29/08)
PIMCO Global Core Asset Allocation Fund Institutional Class	14.66%	6.05%	5.77%	5.76%
PIMCO Global Core Asset Allocation Fund I-2	14.43%	5.93%	5.66%	5.65%
PIMCO Global Core Asset Allocation Fund Class A	14.08%	5.56%	5.26%	5.21%
PIMCO Global Core Asset Allocation Fund Class A (adjusted)	7.77%	4.37%	4.66%	4.94%
PIMCO Global Core Asset Allocation Fund Class C	13.16%	4.76%	4.47%	4.42%
PIMCO Global Core Asset Allocation Fund Class C (adjusted)	12.16%	4.76%	4.47%	4.42%
60% MSCI All Country World Index (ACWI) and 40% Bloomberg Global Aggregate USD Hedged Index	15.37%	7.08%	6.27%	7.84%
Lipper Alternative Global Macro Funds Average	9.92%	4.48%	3.16%	4.72%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 10/31/2008.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), which includes the Acquired Fund Fees and Expenses (Commodity Subsidiary and Underlying PIMCO Fund expenses), were 1.16% for Institutional Class shares, 1.26% for I-2 shares, 1.61% for Class A shares, and 2.36% for Class C shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

10	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

Institutional Class - PGAIX	I-2 - PGAPX	Class A - PGMAX	Class C - PGMCX

Allocation Breakdown as of March 31, 2024†§

Short-Term Instruments‡	36.2%
Common Stocks	16.8%
U.S. Government Agencies	13.3%
Sovereign Issues	11.0%
Asset-Backed Securities	9.6%
Real Estate Investment Trusts	6.9%
U.S. Treasury Obligations	2.6%
Corporate Bonds & Notes	2.2%
Non-Agency Mortgage-Backed Securities	1.0%
Other	0.4%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Global Core Asset Allocation Fund seeks total return which exceeds that of a blend of 60% MSCI All Country World Index/40% Bloomberg Global Aggregate Index (USD Hedged) by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), Fixed Income Instruments, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to securitized credit, particularly through collateralized loan obligations, contributed to relative performance, as spreads tightened.

»	Eurozone duration and curve positioning, particularly overweight exposure to the 5-year and 7-year portion of the curve, contributed to relative performance, as these interest rates fell.

»	Investment grade (“IG”) credit positioning, particularly underweight and overweight exposure to IG credit during certain periods, contributed to relative performance, as spreads widened and tightened, respectively, during these periods.
»	Eurozone equities positioning, particularly underweight and overweight exposure to eurozone equities during certain periods, detracted from relative performance, as these securities posted positive and negative returns, respectively, during these periods.

»	U.S. equities positioning, particularly underweight and overweight exposure to U.S. equities during certain periods, detracted from relative performance, as these securities posted positive and negative returns, respectively, during these periods.

»	Japanese equities positioning, particularly underweight and overweight exposure to Japanese equities during certain periods, detracted from relative performance, as these securities posted positive and negative returns, respectively, during these periods.

ANNUAL REPORT	MARCH 31, 2024	11

Expense Example PIMCO Global Core Asset Allocation Fund (Consolidated)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2023 to March 31, 2024 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,156.80	$5.90	$1,000.00	$1,019.39	$5.52	1.10%
I-2	1,000.00	1,155.90	6.43	1,000.00	1,018.90	6.02	1.20
Class A	1,000.00	1,154.30	8.30	1,000.00	1,017.16	7.77	1.55
Class C	1,000.00	1,149.40	12.29	1,000.00	1,013.43	11.51	2.30

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

Benchmark Description

Index*	Benchmark Description

60% MSCI All Country World Index (ACWI) and 40% Bloomberg Global Aggregate USD Hedged Index	The benchmark is a blend of 60% MSCI All Country World Index (ACWI) and 40% Bloomberg Global Aggregate USD Hedged Index. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of a group of country indices comprising developed and emerging market country indices. Bloomberg Global Aggregate (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2024	13

Financial Highlights PIMCO Global Core Asset Allocation Fund (Consolidated)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

03/31/2024	$12.49	$0.45	$1.36	$1.81	$(0.33)	$0.00	$0.00	$(0.33)

03/31/2023	13.84	0.30	(1.47)	(1.17)	(0.18)	0.00	0.00	(0.18)

03/31/2022	13.58	0.19	0.09	0.28	(0.01)	0.00	(0.01)	(0.02)

03/31/2021	10.80	0.14	3.85	3.99	(1.21)	0.00	0.00	(1.21)

03/31/2020	12.58	0.34	(1.50)	(1.16)	(0.62)	0.00	0.00	(0.62)

I-2

03/31/2024	12.46	0.43	1.35	1.78	(0.32)	0.00	0.00	(0.32)

03/31/2023	13.80	0.29	(1.46)	(1.17)	(0.17)	0.00	0.00	(0.17)

03/31/2022	13.55	0.17	0.10	0.27	(0.01)	0.00	(0.01)	(0.02)

03/31/2021	10.78	0.12	3.85	3.97	(1.20)	0.00	0.00	(1.20)

03/31/2020	12.56	0.32	(1.49)	(1.17)	(0.61)	0.00	0.00	(0.61)

Class A

03/31/2024	12.30	0.39	1.32	1.71	(0.27)	0.00	0.00	(0.27)

03/31/2023	13.63	0.24	(1.44)	(1.20)	(0.13)	0.00	0.00	(0.13)

03/31/2022	13.42	0.12	0.10	0.22	0.00	0.00	(0.01)	(0.01)

03/31/2021	10.70	0.06	3.82	3.88	(1.16)	0.00	0.00	(1.16)

03/31/2020	12.47	0.27	(1.47)	(1.20)	(0.57)	0.00	0.00	(0.57)

Class C

03/31/2024	11.86	0.28	1.28	1.56	(0.19)	0.00	0.00	(0.19)

03/31/2023	13.17	0.14	(1.38)	(1.24)	(0.07)	0.00	0.00	(0.07)

03/31/2022	13.06	0.01	0.10	0.11	0.00	0.00	0.00	0.00

03/31/2021	10.41	0.01	3.67	3.68	(1.03)	0.00	0.00	(1.03)

03/31/2020	12.13	0.19	(1.46)	(1.27)	(0.45)	0.00	0.00	(0.45)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

14	PIMCO GLOBAL CORE ASSET ALLOCATION FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$13.97	14.66%	$95,684	1.10%	1.17%	0.94%	1.01%	3.55%	594%

12.49	(8.42)	129,288	1.01	1.09	0.92	1.00	2.40	359

13.84	2.06	163,073	0.86	1.00	0.85	0.99	1.31	119

13.58	38.21	167,863	0.85	1.00	0.84	0.99	1.09	182

10.80	(9.46)	121,437	1.13	1.36	0.80	1.03	2.70	511

13.92	14.43	28,330	1.20	1.27	1.04	1.11	3.41	594

12.46	(8.46)	27,407	1.11	1.19	1.02	1.10	2.29	359

13.80	1.97	36,705	0.96	1.10	0.95	1.09	1.21	119

13.55	38.06	42,347	0.95	1.10	0.94	1.09	0.91	182

10.78	(9.56)	34,956	1.23	1.46	0.90	1.13	2.53	511

13.74	14.08	96,675	1.55	1.62	1.39	1.46	3.06	594

12.30	(8.80)	99,502	1.46	1.54	1.37	1.45	1.95	359

13.63	1.64	125,611	1.31	1.45	1.30	1.44	0.86	119

13.42	37.47	130,491	1.30	1.45	1.29	1.44	0.51	182

10.70	(9.83)	85,249	1.58	1.81	1.25	1.48	2.13	511

13.23	13.25	3,241	2.30	2.37	2.14	2.21	2.33	594

11.86	(9.45)	4,713	2.21	2.29	2.12	2.20	1.16	359

13.17	0.84	7,900	2.06	2.20	2.05	2.19	0.11	119

13.06	36.47	10,493	2.05	2.20	2.04	2.19	0.11	182

10.41	(10.54)	31,859	2.33	2.56	2.00	2.23	1.54	511

ANNUAL REPORT	MARCH 31, 2024	15

Consolidated Statement of Assets and Liabilities PIMCO Global Core Asset Allocation Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$181,441
Investments in Affiliates	61,631

Financial Derivative Instruments
Exchange-traded or centrally cleared	642
Over the counter	968
Cash	51
Deposits with counterparty	9,031
Foreign currency, at value	1,944
Receivable for investments sold	821
Receivable for investments sold on a delayed-delivery basis	276
Receivable for TBA investments sold	5,430
Receivable for Fund shares sold	70
Interest and/or dividends receivable	918
Dividends receivable from Affiliates	277
Reimbursement receivable from PIMCO	13

Total Assets	263,513

Liabilities:

Financial Derivative Instruments
Exchange-traded or centrally cleared	$449
Over the counter	2,590
Payable for investments purchased	593
Payable for investments in Affiliates purchased	313
Payable for TBA investments purchased	34,587
Deposits from counterparty	681
Payable for Fund shares redeemed	125
Accrued investment advisory fees	179
Accrued supervisory and administrative fees	32
Accrued distribution fees	2
Accrued servicing fees	21
Foreign capital gains tax payable	6
Other liabilities	5

Total Liabilities	39,583

Commitments and Contingent Liabilities^

Net Assets	$223,930

Net Assets Consist of:

Paid in capital	$302,943
Distributable earnings (accumulated loss)	(79,013)

Net Assets	$223,930

Cost of investments in securities	$180,972
Cost of investments in Affiliates	$62,267
Cost of foreign currency held	$1,950
Cost or premiums of financial derivative instruments, net	$161

* Includes repurchase agreements of:	$21,788

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information.

16	PIMCO GLOBAL CORE ASSET ALLOCATION FUND	See Accompanying Notes

March 31, 2024

Net Assets:

Institutional Class	$95,684
I-2	28,330
Class A	96,675
Class C	3,241

Shares Issued and Outstanding:

Institutional Class	6,850
I-2	2,035
Class A	7,034
Class C	245

Net Asset Value Per Share Outstanding(a):

Institutional Class	$13.97
I-2	13.92
Class A	13.74
Class C	13.23

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2024	17

Consolidated Statement of Operations PIMCO Global Core Asset Allocation Fund

Year Ended March 31, 2024
(Amounts in thousands†)

Investment Income:

Interest	$6,164
Dividends, net of foreign taxes*	652
Dividends from Investments in Affiliates	3,687
Miscellaneous income	409
Total Income	10,912

Expenses:

Investment advisory fees	2,225
Supervisory and administrative fees	384
Distribution and/or servicing fees - Class A	237
Distribution and/or servicing fees - Class C	37
Trustee fees	1
Interest expense	371
Miscellaneous expense	1
Total Expenses	3,256
Waiver and/or Reimbursement by PIMCO	(162)
Net Expenses	3,094

Net Investment Income (Loss)	7,818

Net Realized Gain (Loss):

Investments in securities	(6,951)
Investments in Affiliates	318
Exchange-traded or centrally cleared financial derivative instruments	24,083
Over the counter financial derivative instruments	2,315
Short sales	447
Foreign currency	(12)

Net Realized Gain (Loss)	20,200

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	2,722
Investments in Affiliates	726
Exchange-traded or centrally cleared financial derivative instruments	(1,496)
Over the counter financial derivative instruments	(1,431)
Short sales	59
Foreign currency assets and liabilities	(4)

Net Change in Unrealized Appreciation (Depreciation)	576

Net Increase (Decrease) in Net Assets Resulting from Operations	$28,594

* Foreign tax withholdings - Dividends	$8

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO GLOBAL CORE ASSET ALLOCATION FUND	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO Global Core Asset Allocation Fund

(Amounts in thousands†)	Year Ended March 31, 2024	Year Ended March 31, 2023

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$7,818	$6,057
Net realized gain (loss)	20,200	(25,549)
Net change in unrealized appreciation (depreciation)	576	(10,142)

Net Increase (Decrease) in Net Assets Resulting from Operations	28,594	(29,634)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(2,711)	(1,949)
I-2	(671)	(408)
Class A	(2,014)	(1,111)
Class C	(54)	(32)

Total Distributions(a)	(5,450)	(3,500)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(60,124)	(39,245)

Total Increase (Decrease) in Net Assets	(36,980)	(72,379)

Net Assets:

Beginning of year	260,910	333,289
End of year	$223,930	$260,910

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2024	19

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 81.0%

CORPORATE BONDS & NOTES 2.4%

BANKING & FINANCE 0.4%

Avolon Holdings Funding Ltd.
4.250% due 04/15/2026	$100	$97

DAE Sukuk Difc Ltd.
3.750% due 02/15/2026	400	387

Kaisa Group Holdings Ltd.
9.375% due 06/30/2024 ^(b)	700	20

Sunac China Holdings Ltd. (5.000% Cash or 6.000% PIK)
5.000% due 09/30/2026 (a)	15	2

Sunac China Holdings Ltd. (5.250% Cash or 6.250% PIK)
5.250% due 09/30/2027 (a)	15	2

Sunac China Holdings Ltd. (5.500% Cash or 6.500% PIK)
5.500% due 09/30/2027 (a)	30	3

Sunac China Holdings Ltd. (5.750% Cash or 6.750% PIK)
5.750% due 09/30/2028 (a)	45	3

Sunac China Holdings Ltd. (6.000% Cash or 7.000% PIK)
6.000% due 09/30/2029 (a)	45	3

Sunac China Holdings Ltd. (6.250% Cash or 7.250% PIK)
6.250% due 09/30/2030 (a)	21	1

VICI Properties LP
3.875% due 02/15/2029	400	368

Yango Justice International Ltd.
7.500% due 04/15/2024 ^(b)	700	4

		890

INDUSTRIALS 1.1%

American Airlines Pass-Through Trust
3.575% due 07/15/2029	257	241

Berry Global, Inc.
4.875% due 07/15/2026	986	967

Broadcom, Inc.
3.137% due 11/15/2035	521	421

Energy Transfer LP
3.750% due 05/15/2030	900	830

		2,459

UTILITIES 0.9%

Midwest Connector Capital Co. LLC
3.900% due 04/01/2024	1,500	1,500

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pacific Gas & Electric Co.
2.500% due 02/01/2031	$600	$500

		2,000

Total Corporate Bonds & Notes (Cost $7,072)		5,349

CONVERTIBLE BONDS & NOTES 0.2%

BANKING & FINANCE 0.0%

Sunac China Holdings Ltd. (1.000% PIK)
1.000% due 09/30/2032 (a)	46	3

INDUSTRIALS 0.2%

Multiplan Corp. (6.000% Cash or 7.000% PIK)
6.000% due 10/15/2027 (a)	800	568

Total Convertible Bonds & Notes (Cost $795)		571

U.S. GOVERNMENT AGENCIES 14.4%

Freddie Mac
5.983% due 07/15/2041 •	380	376

Ginnie Mae
6.219% due 09/20/2071 •	2,195	2,200
6.246% due 08/20/2068 •	363	357

Uniform Mortgage-Backed Security
4.000% due 10/01/2040	2	2

Uniform Mortgage-Backed Security, TBA
2.000% due 05/01/2054	2,100	1,665
2.500% due 05/01/2054	2,600	2,152
3.000% due 04/01/2054	1,800	1,549
3.500% due 05/01/2054	1,800	1,612
5.000% due 05/01/2054	10,400	10,151
5.500% due 05/01/2054	12,300	12,240

Total U.S. Government Agencies (Cost $32,191)		32,304

U.S. TREASURY OBLIGATIONS 2.8%

U.S. Treasury Bonds
1.375% due 11/15/2040 (j)(l)	2,700	1,737
4.000% due 11/15/2042 (j)(l)	2,050	1,932
4.000% due 11/15/2052 (l)	1,550	1,458

U.S. Treasury Inflation Protected Securities (f)
1.750% due 01/15/2034 (l)	1,204	1,189

Total U.S. Treasury Obligations (Cost $7,604)		6,316

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.1%

Alliance Bancorp Trust
5.924% due 07/25/2037 •	188	158

20	PIMCO GLOBAL CORE ASSET ALLOCATION FUND	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Adjustable Rate Mortgage Trust
4.300% due 07/25/2036 ~		$49	$43
4.569% due 08/25/2033 ~		29	27
4.781% due 02/25/2036 ~		28	24

Countrywide Alternative Loan Trust
5.744% due 07/25/2035 •		301	229
5.764% due 09/25/2047 •		71	64
6.089% due 02/25/2036 •		86	75

Countrywide Home Loan Mortgage Pass-Through Trust
4.172% due 09/20/2036 ~		46	40
6.000% due 04/25/2036		147	73
6.084% due 03/25/2035 •		39	36

Impac CMB Trust
6.064% due 04/25/2035 «•		63	58
6.089% due 04/25/2035 «•		82	74

Residential Accredit Loans, Inc. Trust
6.000% due 12/25/2036		39	32

Structured Adjustable Rate Mortgage Loan Trust
4.414% due 01/25/2035 ~		2	2

Structured Asset Mortgage Investments Trust
5.941% due 07/19/2035 •		13	12

Towd Point Mortgage Funding
6.367% due 10/20/2051 •	GBP	470	594

WaMu Mortgage Pass-Through Certificates Trust
6.104% due 01/25/2045 •		$1,001	957

Total Non-Agency Mortgage-Backed Securities (Cost $2,651)			2,498

ASSET-BACKED SECURITIES 10.4%

522 Funding CLO Ltd.
6.619% due 10/20/2031 •		581	583

Aames Mortgage Investment Trust
5.924% due 04/25/2036 •		79	72

ACE Securities Corp. Home Equity Loan Trust
5.924% due 06/25/2036 •		116	84
6.344% due 08/25/2035 •		119	116

Anchorage Capital CLO Ltd.
6.626% due 07/15/2030 •		470	470

Apidos CLO
6.460% due 07/18/2029 •		423	424

Ares CLO Ltd.
6.446% due 01/15/2029 •		516	516

Argent Mortgage Loan Trust
5.924% due 05/25/2035 •		306	270

Argent Securities Trust
5.744% due 07/25/2036 •		237	203

Benefit Street Partners CLO Ltd.
6.526% due 10/15/2030 •		170	170
6.608% due 01/17/2032 •		100	100

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Carlyle Global Market Strategies CLO Ltd.
6.518% due 08/14/2030 •		$598	$600

Carvana Auto Receivables Trust
5.760% due 04/12/2027		1,000	1,000

Catamaran CLO Ltd.
6.679% due 04/22/2030 •		349	350

CIFC Funding Ltd.
6.530% due 10/24/2030 •		305	304

Citigroup Mortgage Loan Trust
5.879% due 11/25/2036 •		45	44

Countrywide Asset-Backed Certificates Trust
5.724% due 05/25/2035 •		24	23
5.944% due 03/25/2037 •		499	476

Crestline Denali CLO Ltd.
6.717% due 10/23/2031 •		370	370

Dryden CLO Ltd.
6.567% due 01/17/2033 •		300	300

Elevation CLO Ltd.
6.536% due 10/25/2030 •		514	515

First Franklin Mortgage Loan Trust
6.149% due 11/25/2036 •		952	908

Fremont Home Loan Trust
5.714% due 10/25/2036 •		441	387

Gallatin CLO Ltd.
6.666% due 07/15/2031 •		287	286

GoldenTree Loan Management U.S. CLO Ltd.
6.489% due 11/20/2030 •		512	512

Hertz Vehicle Financing LLC
1.210% due 12/26/2025		279	272

KKR CLO Ltd.
6.500% due 07/18/2030 •		151	152

LCM LP
6.441% due 07/19/2027 •		6	6

Lehman ABS Manufactured Housing Contract Trust
7.170% due 04/15/2040 ~		387	345

Long Beach Mortgage Loan Trust
6.044% due 01/25/2036 •		1,087	951

Madison Park Funding Ltd.
6.569% due 04/20/2032 •		250	250

Magnetite Ltd.
6.449% due 11/15/2028 •		276	276

Man GLG Euro CLO DAC
4.812% due 01/15/2030 •	EUR	39	42

Oaktree CLO Ltd.
6.689% due 04/22/2030 •		$250	250
6.699% due 10/20/2032 •		250	251

OCP Euro CLO DAC
4.850% due 09/22/2034 •	EUR	500	538

Octagon Investment Partners Ltd.
6.568% due 02/14/2031 •		$300	301

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	21

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

OSD CLO Ltd.
6.448% due 04/17/2031 •		$410	$411

OZLM Ltd.
6.521% due 10/20/2031 •		470	471
6.558% due 10/17/2029 •		163	163
6.739% due 07/20/2032 •		400	401
6.829% due 10/30/2030 •		124	124

Palmer Square CLO Ltd.
6.578% due 10/17/2031 •		90	90

Palmer Square European Loan Funding DAC
4.722% due 04/15/2031 •	EUR	256	273

Palmer Square Loan Funding Ltd.
6.376% due 10/15/2029 •		$1,281	1,280
6.379% due 07/20/2029 •		709	709

Popular ABS Mortgage Pass-Through Trust
5.939% due 07/25/2036 •		89	83

Rad CLO Ltd.
6.700% due 07/24/2032 •		600	600

Saranac CLO Ltd.
6.717% due 08/13/2031 •		350	351

Segovia European CLO DAC
4.850% due 07/20/2032 •	EUR	300	323

Sound Point CLO Ltd.
6.559% due 10/20/2030 •		$569	568
6.566% due 07/25/2030 •		175	175
6.789% due 07/20/2032 •		500	500

Stratus CLO Ltd.
6.529% due 12/29/2029 •		248	249

Structured Asset Securities Corp. Mortgage Loan Trust
6.014% due 10/25/2036 •		50	49
6.239% due 02/25/2036 •		100	95

Symphony Static CLO Ltd.
6.416% due 10/25/2029 •		169	169

TCI-Symphony CLO Ltd.
6.596% due 10/13/2032 •		490	491

TCW CLO Ltd.
6.556% due 04/25/2031 •		376	376

Venture CLO Ltd.
6.569% due 07/20/2030 •		419	420
6.739% due 07/30/2032 •		1,000	1,000

Vibrant CLO Ltd.
6.544% due 06/20/2029 •		2	2
6.699% due 07/20/2032 •		300	300

Voya CLO Ltd.
6.576% due 10/15/2030 •		176	176

Wellfleet CLO Ltd.
6.469% due 07/20/2029 •		63	63

Wind River CLO Ltd.
6.656% due 07/15/2031 •		600	600

Total Asset-Backed Securities (Cost $23,104)			23,229

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 11.9%

Argentina Government International Bond
0.750% due 07/09/2030 þ		$368	$186
3.625% due 07/09/2035 þ		242	101

Argentina Treasury Bond BONCER
0.000% due 06/30/2025 (e)	ARS	4,107	6

Brazil Letras do Tesouro Nacional
0.000% due 07/01/2024 (e)	BRL	12,700	2,472
0.000% due 10/01/2024 (e)		15,300	2,907

Canada Government Bond
3.250% due 09/01/2028	CAD	4,900	3,574

China Government International Bond
2.850% due 06/04/2027	CNY	39,710	5,624

Colombian TES
5.750% due 11/03/2027	COP	6,476,000	1,499
7.750% due 09/18/2030		7,751,000	1,832

Japan Government International Bond
1.700% due 09/20/2044	JPY	270,000	1,855

Mexico Government International Bond
2.750% due 11/27/2031 (f)	MXN	13,494	700
4.000% due 11/30/2028 (f)		464	27

Peru Government International Bond
1.862% due 12/01/2032		$900	687

Provincia de Buenos Aires
106.588% due 04/12/2025	ARS	55	0

South Africa Government International Bond
10.500% due 12/21/2026	ZAR	56,700	3,079

Spain Government International Bond
0.700% due 04/30/2032	EUR	1,800	1,629

United Kingdom Gilt
0.625% due 10/22/2050	GBP	1,000	527

Total Sovereign Issues (Cost $27,437)			26,705

		SHARES
COMMON STOCKS 18.3%

COMMUNICATION SERVICES 5.6%

Alphabet, Inc. ‘A’ (c)		81,109	12,242

Meta Platforms, Inc. ‘A’		400	194

			12,436

22	PIMCO GLOBAL CORE ASSET ALLOCATION FUND	See Accompanying Notes

March 31, 2024

	SHARES	MARKET VALUE (000S)
CONSUMER DISCRETIONARY 0.1%

Amazon.com, Inc. (c)	1,200	$217

INFORMATION TECHNOLOGY 11.2%

Advanced Micro Devices, Inc. (c)	1,200	216

Apple, Inc.	1,200	206

Applied Materials, Inc.	1,200	247

Arista Networks, Inc. (c)	800	232

ASML Holding NV	210	204

Broadcom, Inc.	170	225

Microsoft Corp.	28,080	11,814

NVIDIA Corp.	12,920	11,674

Taiwan Semiconductor Manufacturing Co. Ltd. SP - ADR	1,600	218

		25,036

REAL ESTATE 0.0%

Sunac Services Holdings Ltd.	121,782	29

UTILITIES 1.4%

AES Corp.	28,400	509

American Electric Power Co., Inc.	2,700	233

Constellation Energy Corp.	2,700	499

NextEra Energy, Inc.	7,500	479

NRG Energy, Inc.	7,200	487

Southern Co.	6,400	459

Vistra Corp.	7,300	509

		3,175

Total Common Stocks (Cost $39,000)		40,893

PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%

Bank of America Corp.
5.875% due 03/15/2028 •(g)	269,000	264

Nationwide Building Society
10.250% ~	1,489	255

Total Preferred Securities (Cost $559)		519

REAL ESTATE INVESTMENT TRUSTS 7.5%

REAL ESTATE 7.5%

Agree Realty Corp.	11,273	644

	SHARES	MARKET VALUE (000S)

American Tower Corp.	2,155	$426

Apartment Income REIT Corp.	18,588	604

Crown Castle, Inc.	4,600	487

Digital Realty Trust, Inc.	7,200	1,037

Equinix, Inc.	1,705	1,407

Equity LifeStyle Properties, Inc.	8,659	558

Equity Residential	12,054	761

Extra Space Storage, Inc.	2,973	437

First Industrial Realty Trust, Inc.	22,467	1,180

Gaming & Leisure Properties, Inc.	12,367	570

Host Hotels & Resorts, Inc.	41,699	862

Invitation Homes, Inc.	33,161	1,181

National Storage Affiliates Trust	10,907	427

Prologis, Inc.	14,909	1,942

Public Storage	2,600	754

RLJ Lodging Trust	52,391	619

SBA Communications Corp.	1,778	385

Simon Property Group, Inc.	7,093	1,110

Sun Communities, Inc.	3,091	397

Sunstone Hotel Investors, Inc.	24,700	275

VICI Properties, Inc.	21,682	646

Total Real Estate Investment Trusts (Cost $14,099)		16,709

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 11.8%

COMMERCIAL PAPER 1.0%

American Electric Power Co., Inc.
5.500% due 04/02/2024	$100	100
5.550% due 04/08/2024	100	100
5.560% due 05/15/2024	100	99

Arrow Electronics, Inc.
5.750% due 04/04/2024	100	100

Bacardi Martini BV
5.700% due 04/18/2024	100	100
5.800% due 04/18/2024	100	100
5.900% due 04/17/2024	100	100

CRH America Finance, Inc.
5.480% due 04/05/2024	100	100

Crown Castle, Inc.
5.830% due 04/16/2024	120	120

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	23

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Entergy Corp.
5.600% due 05/02/2024		$100	$99
5.600% due 05/06/2024		100	99

Intercontinental Exchange, Inc.
5.520% due 04/10/2024		100	100
5.540% due 04/24/2024		100	99
5.550% due 05/03/2024		100	99

Keurig Dr Pepper, Inc.
5.480% due 04/04/2024		100	100

L3Harris Technologies, Inc.
5.520% due 04/15/2024		100	100

NextEra Energy Capital Holdings, Inc.
5.570% due 04/26/2024		100	99

Penske Truck Leasing Co. LP
5.500% due 04/03/2024		100	100
5.550% due 04/26/2024		250	249
5.550% due 05/17/2024		100	99

			2,162

REPURCHASE AGREEMENTS (h) 9.7%
			21,788

SHORT-TERM NOTES 0.0%

Argentina Treasury Bond BONCER
3.750% due 05/20/2024	ARS	6,831	7

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JAPAN TREASURY BILLS 1.1%
(0.195)% due 04/08/2024 - 04/22/2024 (d)(e)	JPY	362,000	$2,391

Total Short-Term Instruments (Cost $26,460)			26,348

Total Investments in Securities (Cost $180,972)			181,441

		SHARES
INVESTMENTS IN AFFILIATES 27.5%

SHORT-TERM INSTRUMENTS 27.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 27.5%

PIMCO Short Asset Portfolio		3,930,128	38,279

PIMCO Short-Term Floating NAV Portfolio III		2,400,732	23,352

Total Short-Term Instruments (Cost $62,267)			61,631

Total Investments in Affiliates (Cost $62,267)			61,631

Total Investments 108.5% (Cost $243,239)			$243,072

Financial Derivative Instruments (i)(k) (0.6)% (Cost or Premiums, net $161)			(1,429)

Other Assets and Liabilities, net (7.9)%			(17,713)

Net Assets 100.0%			$223,930

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Payment in-kind security.

(b)	Security is not accruing income as of the date of this report.

(c)	Security did not produce income within the last twelve months.

24	PIMCO GLOBAL CORE ASSET ALLOCATION FUND	See Accompanying Notes

March 31, 2024

(d)	Coupon represents a weighted average yield to maturity.

(e)	Zero coupon security.

(f)	Principal amount of security is adjusted for inflation.

(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	03/28/2024	04/01/2024	$455	U.S. Treasury Notes 5.000% due 09/30/2025	$(464)	$455	$455
SAL	5.400	03/28/2024	04/01/2024	21,100	U.S. Treasury Notes 0.875% due 06/30/2026	(21,558)	21,100	21,113
SSB	2.600	03/28/2024	04/01/2024	233	U.S. Treasury Notes 4.125% due 07/31/2028(2)	(238)	233	233

Total Repurchase Agreements						$(22,260)	$21,788	$21,801

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
FICC	$455	$0	$0	$455	$(464)	$(9)
SAL	21,113	0	0	21,113	(21,558)	(445)
SSB	233	0	0	233	(238)	(5)

Total Borrowings and Other Financing Transactions	$21,801	$0	$0

Cash of $35 has been pledged as collateral as of March 31, 2024 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(287) at a weighted average interest rate of 4.967%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	25

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

(i) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May Futures	$109.000	04/26/2024	6	$6	$(2)	$(1)
Call - CBOT U.S. Treasury 10-Year Note May Futures	113.000	04/26/2024	6	6	(3)	0

Total Written Options					$(5)	$(1)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Bond June Futures	06/2024	34	$2,369	$(1)	$3	$0
CAC 40 Index April Futures	04/2024	9	798	14	2	0
Canada Government 10-Year Bond June Futures	06/2024	12	1,066	6	0	0
DAX Index June Futures	06/2024	1	506	21	3	0
E-mini NASDAQ 100 Index June Futures	06/2024	1	370	4	0	(1)
E-Mini S&P 500 Index June Futures	06/2024	284	75,381	1,453	4	0
Euro STOXX 600 June Futures	06/2024	708	19,508	466	69	0
Euro-Bobl June Futures	06/2024	14	1,786	7	5	0
Euro-BTP Italy Government Bond June Futures	06/2024	18	2,311	35	7	(9)
Euro-Bund June Futures	06/2024	18	2,590	13	5	0
Euro-OAT France Government 10-Year Bond June Futures	06/2024	10	1,383	14	5	(1)
FTSE/MIB Index June Futures	06/2024	4	738	35	1	0
IBEX 35 Index April Futures	04/2024	1	119	8	1	0
Japan Government 10-Year Bond June Futures	06/2024	9	8,661	6	7	(12)
Nikkei 225 Yen-denominated June Futures	06/2024	17	2,266	21	1	(5)
S&P 200 June Futures	06/2024	17	2,202	66	31	0
S&P/Toronto Stock Exchange 60 June Futures	06/2024	19	3,763	64	10	0
Topix Index June Futures	06/2024	24	4,392	135	32	(24)
U.S. Treasury 2-Year Note June Futures	06/2024	108	22,084	(6)	0	(22)
U.S. Treasury 5-Year Note June Futures	06/2024	325	34,780	104	0	(38)
U.S. Treasury 10-Year Note June Futures	06/2024	154	17,063	92	0	(12)
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2024	84	9,627	51	1	(1)
U.S. Treasury Long-Term Bond June Futures	06/2024	2	241	3	1	0
United Kingdom Long Gilt June Futures	06/2024	6	757	20	4	0

				$2,631	$192	$(125)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond June Futures	06/2024	36	$(2,735)	$(17)	$0	$(14)
Euro STOXX 50 June Futures	06/2024	69	(3,756)	(84)	0	(9)
FTSE 100 Index June Futures	06/2024	15	(1,512)	(40)	1	(6)
Gold 100 oz. June Futures	06/2024	5	(1,119)	(20)	0	(13)
Mini MSCI Emerging Markets Index June Futures	06/2024	140	(7,343)	3	0	(29)
OMX Stockholm 30 Index April Futures	04/2024	30	(708)	(11)	6	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2024	6	(774)	(23)	0	(3)

				$(192)	$7	$(74)

Total Futures Contracts				$2,439	$199	$(199)

26	PIMCO GLOBAL CORE ASSET ALLOCATION FUND	See Accompanying Notes

March 31, 2024

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Ford Motor Credit Co. LLC	5.000%	Quarterly	06/20/2025	0.284%	$500	$20	$9	$29	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
iTraxx Crossover 41 5-Year Index	(5.000)%	Quarterly	06/20/2029	EUR	100	$(10)	$0	$(10)	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-42 5-Year Index	5.000%	Quarterly	06/20/2029	$	400	$28	$1	$29	$0	$0
CDX.IG-40 5-Year Index	1.000	Quarterly	06/20/2028		300	4	3	7	0	0
CDX.IG-41 5-Year Index	1.000	Quarterly	12/20/2028		6,100	71	70	141	1	0
CDX.IG-42 5-Year Index	1.000	Quarterly	06/20/2029		9,800	219	6	225	1	0
iTraxx Europe Main 41 5-Year Index	1.000	Quarterly	06/20/2029	EUR	200	5	0	5	0	0

						$327	$80	$407	$2	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(6)	1-Day GBP-SONIO Compounded-OIS	4.400%	Annual	02/10/2026	GBP	14,100	$73	$(7)	$66	$3	$0
Pay(6)	1-Day GBP-SONIO Compounded-OIS	4.250	Annual	09/18/2026		15,100	35	48	83	10	0
Pay(6)	1-Day GBP-SONIO Compounded-OIS	4.000	Annual	09/18/2029		2,900	53	9	62	8	0
Pay	1-Day GBP-SONIO Compounded-OIS	4.320	Annual	10/20/2033		95	(1)	7	6	0	0
Receive(6)	1-Day GBP-SONIO Compounded-OIS	3.750	Annual	09/18/2034		8,900	(138)	(28)	(166)	0	(51)
Pay(6)	1-Day GBP-SONIO Compounded-OIS	3.750	Annual	09/18/2054		1,900	53	(2)	51	22	0
Receive(6)	1-Day INR-MIBOR Compounded-OIS	6.250	Semi-Annual	09/18/2029	INR	141,250	3	0	3	0	(1)
Receive(6)	1-Day JPY-MUTKCALM Compounded-OIS	0.125	Annual	10/12/2024	JPY	2,250,000	2	(3)	(1)	0	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	12/15/2026		871,000	(45)	(10)	(55)	1	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.050	Annual	12/15/2031		340,000	114	(6)	108	0	(3)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.450	Annual	12/15/2051		110,000	169	(1)	168	0	(4)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	27

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day JPY-MUTKCALM Compounded-OIS	1.000%	Annual	03/15/2053	JPY	110,000	$(61)	$(19)	$(80)	$4	$0
Receive(6)	1-Day SGD-SIBCSORA Compounded-OIS	2.750	Semi-Annual	09/18/2029	SGD	1,290	7	2	9	0	0
Pay(6)	1-Day THB-THOR Compounded-OIS	2.250	Quarterly	09/18/2029	THB	29,900	2	0	2	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/21/2025	$	19,700	116	418	534	17	0
Pay	1-Day USD-SOFR Compounded-OIS	4.250	Annual	12/20/2025		19,850	(221)	16	(205)	0	(25)
Receive	1-Day USD-SOFR Compounded-OIS	4.250	Annual	12/20/2025		12,450	54	75	129	13	0
Receive	1-Day USD-SOFR Compounded-OIS	4.000	Annual	03/20/2026		35,800	175	221	396	51	0
Pay(6)	1-Day USD-SOFR Compounded-OIS	3.500	Annual	04/02/2026		17,600	(171)	(177)	(348)	0	(19)
Receive(6)	1-Day USD-SOFR Compounded-OIS	4.000	Annual	06/20/2026		9,200	(39)	101	62	11	0
Pay	1-Day USD-SOFR Compounded-OIS	3.800	Annual	03/10/2028		1,526	(3)	(15)	(18)	0	(3)
Receive	1-Day USD-SOFR Compounded-OIS	3.807	Annual	05/31/2028		5,100	0	57	57	9	0
Pay	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/21/2028		1,700	(7)	(75)	(82)	0	(3)
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/20/2028		300	3	(8)	(5)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.970	Annual	02/27/2029		837	(2)	0	(2)	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2029		200	18	9	27	0	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		36,800	75	172	247	52	0
Pay	1-Day USD-SOFR Compounded-OIS	3.525	Annual	03/02/2030		600	(2)	(12)	(14)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.800	Annual	08/22/2030		705	(2)	(10)	(12)	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2030		8,200	8	229	237	12	0
Pay(6)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2031		6,000	78	(106)	(28)	0	(7)
Receive	1-Day USD-SOFR Compounded-OIS	2.385	Annual	06/08/2032		2,200	23	258	281	3	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		2,600	282	178	460	3	0
Receive	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2033		1,900	117	43	160	2	0
Pay	1-Day USD-SOFR Compounded-OIS	3.760	Annual	08/23/2033		2,771	(11)	(37)	(48)	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	3.800	Annual	08/30/2033		1,600	(6)	(16)	(22)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.900	Annual	08/30/2033		3,322	(12)	(5)	(17)	0	(3)
Pay	1-Day USD-SOFR Compounded-OIS	4.155	Annual	10/02/2033		793	(3)	17	14	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	4.170	Annual	10/03/2033		851	(3)	19	16	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	4.175	Annual	10/10/2033		567	(2)	13	11	0	0
Pay	1-Day USD-SOFR Compounded-OIS	4.150	Annual	10/12/2033		570	(2)	12	10	0	0
Pay	1-Day USD-SOFR Compounded-OIS	4.200	Annual	10/18/2033		459	(2)	12	10	0	0
Pay	1-Day USD-SOFR Compounded-OIS	4.393	Annual	10/25/2033		328	(1)	14	13	0	0
Receive	1-Day USD-SOFR Compounded-OIS	4.250	Annual	11/22/2033		700	(3)	(17)	(20)	1	0
Receive	1-Day USD-SOFR Compounded-OIS	4.030	Annual	12/15/2033		656	(3)	(4)	(7)	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.950	Annual	12/19/2033		723	(3)	0	(3)	1	0
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033		2,090	(78)	9	(69)	0	(2)
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033		10,090	612	(280)	332	8	0
Receive	1-Day USD-SOFR Compounded-OIS	3.648	Annual	01/08/2034		803	(4)	20	16	1	0
Pay	1-Day USD-SOFR Compounded-OIS	3.655	Annual	01/24/2034		225	(1)	(3)	(4)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.665	Annual	01/24/2034		449	(2)	(6)	(8)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.685	Annual	01/24/2034		168	(1)	(2)	(3)	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.085	Annual	02/13/2034		6,300	149	259	408	5	0
Pay	1-Day USD-SOFR Compounded-OIS	3.860	Annual	02/21/2034		1,396	(6)	6	0	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.710	Annual	03/05/2034		840	(3)	(7)	(10)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	4.250	Annual	03/20/2034		1,300	53	(10)	43	0	(1)
Receive(6)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2034		11,400	51	(8)	43	6	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052		700	137	114	251	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052		300	(71)	(36)	(107)	0	0
Receive	1-Day USD-SOFR Compounded-OIS	2.750	Annual	06/21/2053		3,300	271	309	580	0	(5)
Pay	1-Day USD-SOFR Compounded-OIS	3.830	Annual	10/12/2053		167	(1)	6	5	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.250	Annual	12/20/2053		4,900	366	(18)	348	0	(8)
Pay(6)	1-Day USD-SOFR Compounded-OIS	3.500	Annual	06/20/2054		8,800	20	(167)	(147)	23	0
Pay	1-Year BRL-CDI	9.838	Maturity	01/04/2027	BRL	13,200	0	(15)	(15)	0	0
Pay	1-Year BRL-CDI	11.604	Maturity	01/04/2027		27,800	15	69	84	0	(1)
Pay(6)	3-Month CNY-CNREPOFIX	2.250	Quarterly	09/18/2029	CNY	46,160	41	(7)	34	0	0
Receive	3-Month COP-IBR Compounded-OIS	10.960	Quarterly	11/21/2025	COP	3,912,200	0	(35)	(35)	0	0
Receive	3-Month COP-IBR Compounded-OIS	8.585	Quarterly	11/26/2025		7,565,800	0	6	6	1	0
Receive	3-Month COP-IBR Compounded-OIS	8.590	Quarterly	11/26/2025		8,099,800	0	6	6	2	0
Receive	3-Month COP-IBR Compounded-OIS	9.280	Quarterly	11/26/2025		8,399,000	0	(18)	(18)	1	0
Pay	3-Month COP-IBR Compounded-OIS	10.840	Quarterly	12/02/2025		26,449,500	0	235	235	0	(4)
Receive	3-Month COP-IBR Compounded-OIS	4.920	Quarterly	08/26/2026		9,600,000	0	184	184	5	0

28	PIMCO GLOBAL CORE ASSET ALLOCATION FUND	See Accompanying Notes

March 31, 2024

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month COP-IBR Compounded-OIS	5.925%	Quarterly	08/26/2026	COP	9,400,000	$0	$(125)	$(125)	$0	$(4)
Receive	3-Month COP-IBR Compounded-OIS	7.215	Quarterly	02/09/2027		2,700,790	55	(39)	16	1	0
Receive	3-Month COP-IBR Compounded-OIS	7.950	Quarterly	11/03/2027		6,476,000	0	(4)	(4)	2	0
Pay	3-Month COP-IBR Compounded-OIS	10.270	Quarterly	11/17/2027		5,849,900	0	120	120	0	(1)
Receive	3-Month COP-IBR Compounded-OIS	10.580	Quarterly	01/10/2028		10,675,680	(175)	(76)	(251)	3	0
Receive	3-Month COP-IBR Compounded-OIS	8.930	Quarterly	09/18/2030		11,500,000	0	(191)	(191)	7	0
Pay	3-Month ILS-TELBOR	1.215	Annual	02/11/2027	ILS	810	(16)	0	(16)	0	0
Pay(6)	3-Month KRW-KORIBOR	3.250	Quarterly	09/18/2029	KRW	4,603,160	18	(10)	8	0	(1)
Pay	3-Month ZAR-JIBAR	6.690	Quarterly	11/04/2026	ZAR	63,480	(123)	0	(123)	0	(2)
Pay	3-Month ZAR-JIBAR	5.980	Quarterly	12/21/2026		22,700	(114)	49	(65)	0	(1)
Receive	3-Month ZAR-JIBAR	8.670	Quarterly	12/21/2026		41,600	(35)	8	(27)	1	0
Pay	6-Month AUD-BBR-BBSW	4.500	Semi-Annual	03/20/2034	AUD	4,000	31	35	66	16	0
Receive	6-Month CLP-CHILIBOR	5.070	Semi-Annual	03/04/2026	CLP	3,600,000	0	15	15	3	0
Pay	6-Month CLP-CHILIBOR	5.025	Semi-Annual	03/18/2026	CLP	3,600,000	0	(14)	(14)	0	(3)
Pay	6-Month CLP-CHILIBOR	5.850	Semi-Annual	01/14/2027		651,470	15	(4)	11	0	(1)
Receive	6-Month CZK-PRIBOR	5.225	Annual	07/29/2027	CZK	60	0	0	0	0	0
Pay(6)	6-Month EUR-EURIBOR	3.000	Annual	09/18/2026	EUR	5,600	38	(13)	25	1	0
Pay	6-Month EUR-EURIBOR	3.370	Annual	10/09/2028		268	(1)	8	7	1	0
Receive	6-Month EUR-EURIBOR	3.270	Annual	11/08/2028		312	(1)	(6)	(7)	0	(1)
Receive	6-Month EUR-EURIBOR	2.880	Annual	12/19/2028		393	(1)	(1)	(2)	0	(1)
Receive	6-Month EUR-EURIBOR	2.950	Annual	12/29/2028		253	0	(3)	(3)	0	(1)
Receive	6-Month EUR-EURIBOR	2.760	Annual	01/03/2029		169	0	0	0	0	0
Pay(6)	6-Month EUR-EURIBOR	2.750	Annual	09/18/2029		21,500	305	(39)	266	69	0
Pay	6-Month EUR-EURIBOR	0.081	Annual	02/15/2031		8,700	(891)	(624)	(1,515)	29	0
Pay	6-Month EUR-EURIBOR	3.270	Annual	08/21/2033		160	(1)	14	13	1	0
Receive	6-Month EUR-EURIBOR	3.280	Annual	11/22/2033		80	0	(5)	(5)	0	0
Receive	6-Month EUR-EURIBOR	3.128	Annual	12/04/2033		84	0	(4)	(4)	0	0
Receive	6-Month EUR-EURIBOR	3.063	Annual	12/06/2033		110	0	(5)	(5)	0	(1)
Receive	6-Month EUR-EURIBOR	2.990	Annual	12/08/2033		151	(1)	(4)	(5)	0	(1)
Receive	6-Month EUR-EURIBOR	2.970	Annual	12/15/2033		493	(2)	(14)	(16)	0	(3)
Receive	6-Month EUR-EURIBOR	2.890	Annual	12/22/2033		337	(1)	(8)	(9)	0	(2)
Receive	6-Month EUR-EURIBOR	2.910	Annual	12/29/2033		197	(1)	(5)	(6)	0	(1)
Receive	6-Month EUR-EURIBOR	2.650	Annual	01/08/2034		197	(1)	0	(1)	0	(1)
Pay	6-Month EUR-EURIBOR	2.760	Annual	03/04/2034		140	0	2	2	1	0
Pay(6)	6-Month EUR-EURIBOR	2.750	Annual	09/18/2034		4,200	91	4	95	24	0
Receive(6)	6-Month EUR-EURIBOR	2.500	Annual	09/18/2054		5,900	(309)	8	(301)	0	(71)
Receive	6-Month HUF-BBR	3.700	Annual	11/08/2026	HUF	89,800	48	(23)	25	1	0
Receive	6-Month HUF-BBR	11.070	Annual	09/02/2027		78,500	(26)	(15)	(41)	1	0
Pay	6-Month PLN-WIBOR	2.983	Annual	11/08/2026	PLN	2,410	(21)	(17)	(38)	0	0
Receive	28-Day MXN-TIIE	7.745	Lunar	02/11/2027	MXN	38,500	79	18	97	2	0
Pay	28-Day MXN-TIIE	8.700	Lunar	11/05/2027		22,300	0	(19)	(19)	0	(1)
Pay	28-Day MXN-TIIE	8.480	Lunar	01/24/2028		29,500	(8)	(24)	(32)	0	0
Receive	28-Day MXN-TIIE	9.580	Lunar	09/20/2028		11,200	5	(21)	(16)	0	0
Pay	28-Day MXN-TIIE	8.835	Lunar	03/13/2029		23,500	(1)	(1)	(2)	0	0
Pay	CAONREPO Index	2.250	Semi-Annual	09/21/2052	CAD	900	(144)	7	(137)	0	0
Pay(6)	ESTRON	3.132	Annual	08/02/2025	EUR	9,500	(5)	18	13	1	0

							$1,072	$975	$2,047	$440	$(249)

Total Swap Agreements							$1,409	$1,064	$2,473	$442	$(249)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	29

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(7)			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$200	$442	$642	$(1)	$(199)	$(249)	$(449)

(j)	Securities with an aggregate market value of $3,260 and cash of $8,996 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin asset of $1 for closed futures is outstanding at period end.

(k) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	04/2024		AUD	45	$		30	$0	$0
	04/2024		NZD	1,123			692	21	0
	04/2024	$		296		AUD	452	0	(2)
	05/2024			30			45	0	0
BOA	04/2024		AUD	64	$		42	0	0
	04/2024		DKK	343			50	0	0
	04/2024		EUR	1,725			1,879	18	0

30	PIMCO GLOBAL CORE ASSET ALLOCATION FUND	See Accompanying Notes

March 31, 2024

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2024	$		136		EUR	125	$0	$(2)
	04/2024			217		SGD	290	0	(2)
	05/2024		DKK	702	$		102	1	0
	05/2024	$		42		AUD	64	0	0
	06/2024		TWD	6,648	$		213	5	0
	07/2024	$		242		PLN	967	0	0
BPS	04/2024		BRL	2,567	$		515	3	0
	04/2024		CNH	4,470			623	7	0
	04/2024		GBP	3,149			3,998	23	0
	04/2024		JPY	213,293			1,411	2	0
	04/2024	$		237		AUD	364	0	0
	04/2024			516		BRL	2,567	0	(4)
	04/2024			228		CNH	1,651	0	0
	04/2024			831		CNY	5,908	0	0
	04/2024			550		EUR	505	0	(5)
	04/2024			3,986		GBP	3,149	0	(12)
	05/2024		CNH	1,648	$		228	0	0
	05/2024		DKK	893			130	1	0
	05/2024		EUR	1,647			1,779	0	0
	05/2024		GBP	3,149			3,987	12	0
	05/2024	$		513		BRL	2,567	0	(3)
	05/2024			1,411		JPY	212,321	0	(2)
	05/2024			43		TWD	1,335	0	(1)
	06/2024		AUD	758	$		500	5	0
	06/2024		CAD	1,011			750	3	0
	06/2024		EUR	91			100	1	0
	06/2024		ILS	1,279	$		355	6	0
	06/2024		KRW	990,670			750	13	0
	06/2024		MXN	1,718			100	0	(2)
	06/2024		PHP	1,775			32	1	0
	06/2024		THB	15,991			450	9	0
	06/2024		TWD	18,828			595	4	0
	06/2024	$		200		BRL	1,005	0	(1)
	06/2024			97		COP	383,707	1	0
	06/2024			250		GBP	197	0	(2)
	06/2024			300		IDR	4,696,448	0	(5)
	06/2024			964		INR	80,324	0	(3)
	06/2024			50		JPY	7,478	0	0
	06/2024			150		MXN	2,520	0	0
	06/2024			750		NOK	7,886	0	(22)
	06/2024			250		THB	8,838	0	(6)
	06/2024			164		TWD	5,060	0	(5)
	06/2024			400		ZAR	7,593	0	(2)
	07/2024		PLN	4,422	$		1,091	0	(14)
BRC	04/2024		BRL	1,235			247	1	0
	04/2024		CAD	290			214	0	0
	04/2024		CNH	6,228			866	8	0
	04/2024		HUF	12,355			34	0	0
	04/2024		THB	553			15	0	0
	04/2024	$		248		BRL	1,235	0	(2)
	04/2024			87		HKD	677	0	0
	04/2024			106		NOK	1,124	0	(3)
	04/2024			204		TRY	6,721	0	(3)
	05/2024			205			6,977	2	0
	06/2024		CLP	427,208	$		450	15	0
	06/2024		CZK	36,517			1,581	24	0
	06/2024		ILS	179			50	1	0
	06/2024		MYR	1,166			250	5	0
	06/2024		NZD	83			50	1	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	31

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	06/2024	$		100		BRL	502	$0	$(1)
	06/2024			15		ILS	55	0	0
	06/2024			11		INR	891	0	0
	06/2024			100		THB	3,604	0	(1)
	06/2024			248		TRY	8,881	2	0
CBK	04/2024		BRL	7,551	$		1,511	5	0
	04/2024		CHF	2,465			2,808	75	0
	04/2024		CNH	4,961			689	6	0
	04/2024		NOK	12,870			1,205	20	0
	04/2024		SEK	3,875			375	13	0
	04/2024	$		1,535		BRL	7,551	0	(30)
	05/2024			1,074			5,393	0	(2)
	06/2024		COP	10,088,400	$		2,532	0	(45)
	06/2024		CZK	1,162			50	0	0
	06/2024		PEN	1,557			420	2	0
	06/2024		PHP	16,639			300	4	0
	06/2024		PLN	395			100	1	0
	06/2024		THB	1,815			50	0	0
	06/2024	$		50		JPY	7,294	0	(1)
	06/2024			46		KRW	60,424	0	(1)
	06/2024			50		MXN	847	0	0
	06/2024			500		PEN	1,840	0	(6)
	06/2024			550		ZAR	10,404	0	(4)
	07/2024			842		BRL	4,235	0	(5)
DUB	04/2024			15,948		EUR	14,672	0	(118)
	05/2024			62		BRL	309	0	(1)
FAR	04/2024		JPY	632,468	$		4,183	5	0
	05/2024	$		4,183		JPY	629,599	0	(5)
GLM	04/2024		AUD	186	$		121	0	0
	04/2024		BRL	21,800			4,349	4	(2)
	04/2024		HUF	517			1	0	0
	04/2024	$		4,364		BRL	21,800	2	(19)
	04/2024			108		TRY	3,636	2	0
	05/2024		BRL	672	$		134	0	0
	05/2024	$		34		TRY	1,187	1	0
	06/2024		AUD	377	$		250	4	0
	06/2024		ILS	528			145	1	0
	06/2024	$		50		BRL	249	0	(1)
	06/2024			44		MYR	206	0	(1)
	07/2024		BRL	12,700	$		2,519	11	(2)
	10/2024			9,900			1,948	8	0
JPM	04/2024			11,737			2,365	24	0
	04/2024	$		2,349		BRL	11,737	0	(9)
	04/2024			529		EUR	487	0	(4)
	05/2024			13		TWD	390	0	0
	06/2024		KRW	212,541	$		163	4	0
	06/2024		THB	76			2	0	0
	06/2024		TWD	38,747			1,246	31	0
	06/2024	$		250		BRL	1,254	0	(2)
	06/2024			28		IDR	437,299	0	0
	06/2024			113		ILS	410	0	(1)
	06/2024			367		INR	30,639	0	(1)
	06/2024			1		MXN	14	0	0
	06/2024			500		ZAR	9,454	0	(4)
	07/2024			148		BRL	743	0	(1)
MBC	04/2024		CNH	9,233	$		1,285	13	0
	04/2024		DKK	1,255			182	1	0
	04/2024		EUR	1,553			1,700	25	0
	04/2024		JPY	2,000			14	0	0

32	PIMCO GLOBAL CORE ASSET ALLOCATION FUND	See Accompanying Notes

March 31, 2024

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2024		THB	32,995	$		927	$21	$0
	04/2024	$		1,782		CAD	2,418	3	0
	05/2024		CAD	2,417	$		1,782	0	(3)
	05/2024	$		12		TWD	386	0	0
	06/2024			30		ILS	109	0	0
	06/2024			16		INR	1,348	0	0
MYI	04/2024		BRL	5,400	$		1,081	4	0
	04/2024		CAD	1,810			1,333	0	(3)
	04/2024		CHF	393			447	12	0
	04/2024		CNH	4,286			599	9	0
	04/2024		CNY	5,810			817	0	0
	04/2024		EUR	12,511			13,540	42	0
	04/2024		JPY	576,833			3,966	153	0
	04/2024		SEK	1,027			100	4	0
	04/2024	$		1,087		BRL	5,400	0	(10)
	04/2024			541		SEK	5,707	0	(8)
	04/2024			216		SGD	287	0	(3)
	05/2024		CHF	199	$		221	0	(1)
	05/2024		SEK	5,700			541	8	0
	05/2024	$		817		CNY	5,819	0	(1)
	05/2024			13,556		EUR	12,511	0	(43)
	05/2024			1,047		JPY	157,613	0	(1)
	06/2024		CHF	89	$		100	1	0
	06/2024		CLP	48,736			50	0	0
	06/2024		EUR	91			100	1	0
	06/2024		GBP	117			150	2	0
	06/2024		KRW	29,142	$		22	1	0
	06/2024		MYR	238			50	0	0
	06/2024		PLN	394			100	1	0
	06/2024	$		250		GBP	196	0	(3)
	06/2024			614		IDR	9,539,224	0	(15)
	06/2024			43		INR	3,536	0	0
	06/2024			100		MXN	1,699	1	0
	06/2024			92		MYR	429	0	(2)
	06/2024			50		SEK	511	0	(2)
	10/2024		BRL	5,400	$		1,068	10	0
RBC	04/2024		CAD	616			453	0	(2)
	04/2024		MXN	9			1	0	0
RYL	04/2024		CHF	45			51	1	0
	04/2024		NZD	1,206			729	9	0
SCX	04/2024		CNH	18,676			2,598	26	0
	04/2024		SEK	805			77	2	0
	04/2024	$		1,399		NZD	2,329	0	(7)
	05/2024		NOK	312	$		29	0	0
	05/2024		NZD	2,329			1,399	7	0
	06/2024		PHP	49,401			892	13	0
	06/2024	$		2,106		INR	175,497	0	(6)
	06/2024			761		KRW	991,138	0	(24)
SSB	04/2024		EUR	561	$		606	1	0
	04/2024	$		176		CHF	159	0	0
	04/2024			218		CLP	211,492	0	(3)
	05/2024		MXN	10,767	$		634	0	(10)
	06/2024		CLP	541,530			550	0	(2)
	06/2024	$		103		COP	404,347	1	0
	06/2024			145		INR	12,044	0	(1)
	06/2024			230		KRW	309,095	0	0
TOR	04/2024		BRL	649	$		130	1	0
	04/2024	$		2,992		AUD	4,565	0	(17)
	04/2024			130		BRL	649	0	(1)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	33

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2024	$		3,222		CHF	2,905	$0	$(1)
	04/2024			279		HKD	2,179	0	0
	04/2024			7,112		JPY	1,062,840	0	(90)
	04/2024			1,082		NOK	11,375	0	(34)
	05/2024		CHF	2,895	$		3,222	1	0
	05/2024	$		36		AUD	54	0	0
UAG	04/2024		AUD	5,032	$		3,289	10	0
	04/2024		PLN	1,334			338	4	0
	04/2024		ZAR	38,016			2,030	26	0
	05/2024	$		3,292		AUD	5,032	0	(10)

Total Forward Foreign Currency Contracts								$832	$(673)

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	6,400	$(308)	$(231)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.500%	04/08/2024	252	$(1)	$0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.850	04/08/2024	252	(1)	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.550	04/15/2024	140	(1)	(1)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.810	04/15/2024	140	(1)	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.560	04/18/2024	140	(1)	(1)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.850	04/18/2024	140	(1)	0
FAR	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.690	04/26/2024	820	(2)	(3)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.090	04/26/2024	820	(2)	(1)
GLM	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.430	04/12/2024	224	0	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.770	04/12/2024	224	0	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	04/08/2024	839	(3)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.900	04/08/2024	839	(3)	(2)
JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550	04/12/2024	838	(3)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.950	04/12/2024	838	(3)	(2)

34	PIMCO GLOBAL CORE ASSET ALLOCATION FUND	See Accompanying Notes

March 31, 2024

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.490%	04/05/2024	112	$0	$0
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.810	04/05/2024	112	0	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.480	04/25/2024	140	0	(1)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.770	04/25/2024	140	0	0
MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	04/11/2024	559	(2)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.900	04/11/2024	559	(2)	(2)

							$(26)	$(13)

Total Written Options							$(334)	$(244)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
GST	CMBX.NA.AAA.10 Index	0.500%	Monthly	11/17/2059	$1,600	$(48)	$47	$0	$(1)
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	8,334	(530)	526	0	(4)
MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	7,100	(235)	232	0	(3)
UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	2,800	(81)	80	0	(1)

						$(894)	$885	$0	$(9)

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	3-Month MYR-KLIBOR(5)	3.500%	Quarterly	09/18/2029	MYR 8,520	$(14)	$(2)	$0	$(16)

TOTAL RETURN SWAPS ON EQUITY AND INTEREST RATE INDICES

Counterparty	Pay/ Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	IXUTR Index	900	5.730% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/05/2025	$3,011	$0	$6	$6	$0
BPS	Receive	iBoxx USD Liquid Investment Grade Index	N/A	1.128% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/20/2024	100	(1)	3	2	0
	Pay	DWRTFT Index	851	5.900% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/21/2024	10,647	0	48	48	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	35

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

Counterparty	Pay/ Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BRC	Receive	BCPMACWI Index	300,148	5.590% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/05/2025		$30,646	$0	$(60)	$0	$(60)
CBK	Receive	NDUEEGF Index	8,718	5.600% (1-Month USD-LIBOR plus a specified spread)	Monthly	06/05/2024		4,751	0	(20)	0	(20)
GST	Receive	GSGLGHSA Index	1,949	5.530% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/15/2025		1,132	0	(5)	0	(5)
	Receive	NDUEEGF Index	8,718	5.270% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/15/2025		4,751	0	(19)	0	(19)
JPM	Pay	NDUEACWF Index	14,752	5.370% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/04/2024		6,192	0	25	25	0
MBC	Receive	NDUEEGF Index	8,718	5.310% (1-Month USD-LIBOR less a specified spread)	Monthly	09/04/2024		4,751	0	(17)	0	(17)
MYI	Receive	KOSPI2 Index	16,000,000	0.000%	Maturity	06/13/2024	KR	W 5,950,243	0	45	45	0
	Receive	NDUEEGF Index	8,718	5.480% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/08/2024		$4,751	0	(20)	0	(20)
RBC	Pay	DWRTFT Index	175	5.780% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/21/2024		2,190	0	10	10	0
SOG	Pay	DWRTFT Index	251	5.620% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/03/2024		3,064	0	(61)	0	(61)

									$(1)	$(65)	$136	$(202)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/ Receive(6)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	Alphabet, Inc.	79,609	5.780% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/01/2024	$ 10,918	$0	$(1,051)	$0	$(1,051)
BPS	Pay	Microsoft Corp.	27,500	5.830% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/12/2024	11,420	0	(116)	0	(116)
CBK	Pay	NVIDIA Corp.	12,600	5.830% (1-Month USD-LIBOR less a specified spread)	Monthly	04/15/2024	11,081	0	(279)	0	(279)

								$0	$(1,446)	$0	$(1,446)

Total Swap Agreements								$(909)	$(628)	$136	$(1,673)

36	PIMCO GLOBAL CORE ASSET ALLOCATION FUND	See Accompanying Notes

March 31, 2024

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
AZD	$21	$0	$0	$21	$(2)	$0	$0	$(2)	$19	$0	$19
BOA	24	0	6	30	(4)	0	(1,050)	(1,054)	(1,024)	1,192	168
BPS	91	0	50	141	(89)	0	(132)	(221)	(80)	0	(80)
BRC	59	0	0	59	(10)	0	(60)	(70)	(11)	(370)	(381)
CBK	126	0	0	126	(94)	(2)	(299)	(395)	(269)	182	(87)
DUB	0	0	0	0	(119)	0	0	(119)	(119)	0	(119)
FAR	5	0	0	5	(5)	(4)	0	(9)	(4)	0	(4)
GLM	33	0	0	33	(25)	(233)	0	(258)	(225)	0	(225)
GST	0	0	0	0	0	0	(29)	(29)	(29)	0	(29)
JPM	59	0	25	84	(22)	(3)	0	(25)	59	0	59
MBC	63	0	0	63	(3)	0	(17)	(20)	43	(30)	13
MYC	0	0	0	0	0	(2)	(3)	(5)	(5)	36	31
MYI	249	0	45	294	(92)	0	(20)	(112)	182	(269)	(87)
RBC	0	0	10	10	(2)	0	0	(2)	8	0	8
RYL	10	0	0	10	0	0	0	0	10	0	10
SCX	48	0	0	48	(37)	0	0	(37)	11	0	11
SOG	0	0	0	0	0	0	(62)	(62)	(62)	0	(62)
SSB	2	0	0	2	(16)	0	0	(16)	(14)	0	(14)
TOR	2	0	0	2	(143)	0	0	(143)	(141)	0	(141)
UAG	40	0	0	40	(10)	0	(1)	(11)	29	0	29

Total Over the Counter	$832	$0	$136	$968	$(673)	$(244)	$(1,673)	$(2,590)

(l)

Securities with an aggregate market value of $1,410 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2024.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	37

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$162	$0	$38	$200
Swap Agreements	0	2	0	0	440	442

	$0	$2	$162	$0	$478	$642

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$832	$0	$832
Swap Agreements	0	0	134	0	2	136

	$0	$0	$134	$832	$2	$968

	$0	$2	$296	$832	$480	$1,610

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1	$1
Futures	13	0	74	0	112	199
Swap Agreements	0	0	0	0	249	249

	$13	$0	$74	$0	$362	$449

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$673	$0	$673
Written Options	0	0	0	0	244	244
Swap Agreements	0	9	1,648	0	16	1,673

	$0	$9	$1,648	$673	$260	$2,590

	$13	$9	$1,722	$673	$622	$3,039

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(89)	$0	$0	$(89)
Written Options	0	0	227	0	156	383
Futures	(47)	0	25,931	0	(1,664)	24,220
Swap Agreements	0	172	0	0	(603)	(431)

	$(47)	$172	$26,069	$0	$(2,111)	$24,083

38	PIMCO GLOBAL CORE ASSET ALLOCATION FUND	See Accompanying Notes

March 31, 2024

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,806	$0	$2,806
Purchased Options	0	0	137	0	(92)	45
Written Options	0	0	0	0	285	285
Swap Agreements	0	101	(926)	0	4	(821)

	$0	$101	$(789)	$2,806	$197	$2,315

	$(47)	$273	$25,280	$2,806	$(1,914)	$26,398

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(25)	$(25)
Futures	(20)	0	(3,366)	0	184	(3,202)
Swap Agreements	0	105	0	0	1,626	1,731

	$(20)	$105	$(3,366)	$0	$1,785	$(1,496)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(225)	$0	$(225)
Written Options	0	0	0	0	140	140
Swap Agreements	0	143	(1,504)	0	15	(1,346)

	$0	$143	$(1,504)	$(225)	$155	$(1,431)

	$(20)	$248	$(4,870)	$(225)	$1,940	$(2,927)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$890	$0	$890
Industrials	0	2,459	0	2,459
Utilities	0	2,000	0	2,000
Convertible Bonds & Notes
Banking & Finance	0	3	0	3
Industrials	0	568	0	568
U.S. Government Agencies	0	32,304	0	32,304
U.S. Treasury Obligations	0	6,316	0	6,316
Non-Agency Mortgage-Backed Securities	0	2,366	132	2,498
Asset-Backed Securities	0	23,229	0	23,229
Sovereign Issues	0	26,705	0	26,705
Common Stocks
Communication Services	12,436	0	0	12,436
Consumer Discretionary	217	0	0	217
Information Technology	25,036	0	0	25,036
Real Estate	29	0	0	29
Utilities	3,175	0	0	3,175
Preferred Securities
Banking & Finance	0	519	0	519
Real Estate Investment Trusts
Real Estate	16,709	0	0	16,709

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	39

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

March 31, 2024

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Short-Term Instruments
Commercial Paper	$0	$2,162	$0	$2,162
Repurchase Agreements	0	21,788	0	21,788
Short-Term Notes	0	7	0	7
Japan Treasury Bills	0	2,391	0	2,391

	$57,602	$123,707	$132	$181,441

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$61,631	$0	$0	$61,631

Total Investments	$119,233	$123,707	$132	$243,072

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	197	444	0	641
Over the counter	0	968	0	968

	$197	$1,412	$0	$1,609

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(123)	(326)	0	(449)
Over the counter	0	(2,590)	0	(2,590)

	$(123)	$(2,916)	$0	$(3,039)

Total Financial Derivative Instruments	$74	$(1,504)	$0	$(1,430)

Totals	$119,307	$122,203	$132	$241,642

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

40	PIMCO GLOBAL CORE ASSET ALLOCATION FUND	See Accompanying Notes

Notes to Financial Statements

March 31, 2024

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, Class A and Class C shares of the PIMCO Global Core Asset Allocation Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund. The Fund may invest its assets in the Underlying PIMCO Funds, which, for the Fund, is defined to include Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except other funds of funds and PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund. The Fund is further permitted to invest in Acquired Funds, which is defined to include the Underlying PIMCO Funds (as defined “Fund”) and other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds.

The Fund has established a Cayman Islands exempted company, the “Subsidiary”, which is wholly-owned and controlled by the Fund. See Note 14, Basis for Consolidation, in the Notes to Financial Statements for more information regarding the Subsidiary.

Hereinafter, the Board of Trustees of the Fund shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation

ANNUAL REPORT	MARCH 31, 2024	41

Notes to Financial Statements (Cont.)

(depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable. A debt obligation may be granted, in certain situations, a contractual or non-contractual forbearance for interest payments that are expected to be paid after agreed upon pay dates.

(b) Foreign Taxes The Fund may be subject to foreign taxes on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Consolidated Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of March 31, 2024, if any, are disclosed in the Consolidated Statement of Assets and Liabilities.

(c) Foreign Currency Translation The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Fund may invest directly or indirectly through investments in Underlying PIMCO Funds or Acquired Funds, as applicable, in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the

42	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

March 31, 2024

end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(d) Multi-Class Operations Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(e) Distributions to Shareholders Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year. The Fund may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Separately, if the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the

ANNUAL REPORT	MARCH 31, 2024	43

Notes to Financial Statements (Cont.)

most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(f) New Accounting Pronouncements and Regulatory Updates In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, Reference Rate Reform (Topic 848), which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred or will occur during the period March 12, 2020 through December 31, 2024. In January 2021 and December 2022, FASB issued ASU 2021-01 and ASU 2022-06, which include additional amendments to Topic 848. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Fund’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Fund’s financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the U.S. Securities and Exchange Commission (“SEC”) adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading. As such, beginning in July 2024, the Fund must comply with certain new requirements which include, but are not limited to, making significant updates to the content of its shareholder reports and mailing paper copies of the new tailored shareholder reports to shareholders who have not opted to receive shareholder report documents electronically. At this time, management is evaluating the implications of these changes on the financial statements.

44	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

March 31, 2024

The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business day after the trade date (T+1). The effective date was May 5, 2023, and compliance with the amendments is required as of May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments were effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion). At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The NAV of the Fund’s shares, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from

ANNUAL REPORT	MARCH 31, 2024	45

Notes to Financial Statements (Cont.)

the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange or the NYSE Close if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between

46	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

March 31, 2024

the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Whole loans may be fair valued using inputs that take into account borrower- or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual loan; any new borrower- or loan-level data received in written reports periodically by the Fund normally will be taken into account in calculating the NAV. The Fund’s whole loan investments, including those originated by the Fund or through an alternative lending platform, generally are fair valued in accordance with procedures approved by the Board.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar

ANNUAL REPORT	MARCH 31, 2024	47

Notes to Financial Statements (Cont.)

assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default

48	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

March 31, 2024

rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The

ANNUAL REPORT	MARCH 31, 2024	49

Notes to Financial Statements (Cont.)

pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest its assets in Underlying PIMCO Funds and Acquired Funds, as previously defined and in the Fund’s prospectus. The Fund may also invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act, rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each Acquired Fund’s shareholder report is also available at the SEC’s website at www.sec.gov, and a copy of each affiliate fund’s shareholder report is available on the Fund’s website at www.pimco.com, or upon request, as applicable. The table below shows the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2024 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 03/31/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2024	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Preferred and Capital Securities Fund	$2,591	$95	$(2,899)	$244	$(31)	$0	$95	$0

PIMCO Short Asset Portfolio	35,767	1,700	0	4	808	38,279	1,677	0

PIMCO Short-Term Floating NAV Portfolio III	46,504	165,529	(188,700)	70	(51)	23,352	1,915	0

Totals	$84,862	$167,324	$(191,599)	$318	$726	$61,631	$3,687	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

50	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

March 31, 2024

(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund, unless otherwise advised on IRS Form 1099-DIV. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Delayed-Delivery Transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may

ANNUAL REPORT	MARCH 31, 2024	51

Notes to Financial Statements (Cont.)

exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) risks related to the capability of the servicer of the securitized assets; (iv) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, (v) the structure and complexity of the transaction and the legal documents may not be fully understood at the time of investment and could lead to disputes with the issuer or among investors regarding the characterization of proceeds or unexpected investment results; and (vi) the CDO’s manager may perform poorly.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Consolidated Statement of Assets and Liabilities.

Perpetual Bonds are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory.

52	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

March 31, 2024

While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Fund that invests in REITs will bear its proportionate share of the costs of the REITs’ operations.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The long-term effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration

ANNUAL REPORT	MARCH 31, 2024	53

Notes to Financial Statements (Cont.)

and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity.

When-Issued Transactions are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians (in the case of tri-party repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, the Fund has used bilateral repurchase agreements wherein the underlying securities will be held by the Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled

54	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

March 31, 2024

to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

ANNUAL REPORT	MARCH 31, 2024	55

Notes to Financial Statements (Cont.)

(e) Interfund Lending In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended March 31, 2024, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in

56	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

March 31, 2024

excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be

ANNUAL REPORT	MARCH 31, 2024	57

Notes to Financial Statements (Cont.)

purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Inflation-Capped Options may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Indexes (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

(d) Swap Agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the

58	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

March 31, 2024

measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may fail to perform or meet an obligation or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

ANNUAL REPORT	MARCH 31, 2024	59

Notes to Financial Statements (Cont.)

Asset Swap Agreements convert the cash flows from an underlying security from fixed coupon to floating coupon, floating coupon to fixed coupon, or from one currency to another. The terms and conditions of the asset swap are the same as for an interest rate swap. However, an asset swap is unique in that one interest payment is tied to cash flows from an investment, such as corporate bonds or sovereign issues. The other payment is typically tied to an alternative index, such as a floating rate or a rate denominated in a different currency.

Credit Default Swap Agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indexes involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indexes are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indexes may include, but are not limited

60	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

March 31, 2024

to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indexes are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indexes changes periodically, usually every six months, and for most indexes, each name has an equal weight in the index. Credit default swaps on credit indexes may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indexes are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indexes, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or ‘‘cap’’, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or ‘‘floor’’, (iii) interest rate collars, under which a party sells a cap and purchases a

ANNUAL REPORT	MARCH 31, 2024	61

Notes to Financial Statements (Cont.)

floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.

The following risks are principal risks of investing in the Fund.

Allocation Risk is the risk that the Fund could lose money as a result of less than optimal or poor asset allocation decisions. The Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk is the risk that the Fund’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of the Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives. In addition, the Fund’s performance will be reduced by the Fund’s proportionate amount of the expenses of any Acquired Funds in which it invests.

Market Trading Risk is the risk that an active secondary trading market for shares of the Fund that is an exchange-traded fund does not continue once developed, that such Fund may not continue to meet a listing exchange’s trading or listing requirements, or that such Fund’s shares trade at prices other than the Fund’s net asset value, particularly during times of market stress.

62	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

March 31, 2024

The following are principal risks of investing in the Fund that include risks from direct investments and/or indirect exposure through investment in Acquired Funds.

New Fund Risk is the risk that a new fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies.

Small Fund Risk is the risk that a smaller fund may not achieve investment or trading efficiencies.

Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of fund shares.

Interest Rate Risk is the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Distressed Company Risk is the risk that securities of distressed companies may be subject to greater levels of market, issuer and liquidity risks. Distressed companies may be engaged in restructuring or bankruptcy proceedings, which may cause the value of their securities to fluctuate rapidly or unpredictably.

Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services.

ANNUAL REPORT	MARCH 31, 2024	63

Notes to Financial Statements (Cont.)

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. The Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Non-centrally-cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally-cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and the Fund’s performance.

Model Risk is the risk that the Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors, or may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data inputs, any of which may result in a decline in the value of an investment in the Fund.

Commodity Risk is the risk that investing in commodity-linked derivative instruments and commodities, either directly or indirectly through the Subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments or commodities may be affected by changes in overall market movements, foreign currency exchange rates, commodity index volatility, changes in interest rates, or supply and demand factors affecting a particular industry or commodity market, such as drought, floods, weather, livestock disease, pandemics and public health emergencies, embargoes, taxation, war, terrorism, cyber hacking, economic and political developments, environmental proceedings, tariffs, changes in storage costs, availability of transportation systems, and international economic, political and regulatory developments.

Equity Risk is the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or

64	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

March 31, 2024

equity-related securities generally have greater price volatility than fixed income securities. In addition, preferred securities may be subject to greater credit risk or other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rates, regulatory changes and special redemption rights.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. The Fund may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with the other of the Fund’s guidelines), which generally carry higher levels of the foregoing risks.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk is the risk that the Fund’s investments in real estate investment trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject the Fund to liquidity and valuation risk.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Smaller Company Risk is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. The Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Leveraging Risk is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward

ANNUAL REPORT	MARCH 31, 2024	65

Notes to Financial Statements (Cont.)

commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Tax Risk is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

Subsidiary Risk is the risk that, by investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Act and may not be subject to all the investor protections of the Act. There is no guarantee that the investment objective of the Subsidiary will be achieved.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to the Fund.

Value Investing Risk is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Arbitrage Risk is the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected.

Convertible Securities Risk is the risk that arises because convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Exchange-Traded Fund Risk is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to the Fund invested in the exchange-traded fund.

66	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

March 31, 2024

Tracking Error Risk is the risk that the portfolio of the Fund that seeks to track the investment results of an underlying index may not closely track the underlying index for a number of reasons. The Fund incurs operating expenses, which are not applicable to the underlying index, and the costs of buying and selling securities, especially when rebalancing the Fund’s portfolio to reflect changes in the composition of the underlying index. Performance of the Fund and the underlying index may vary due to asset valuation differences and differences between the Fund’s portfolio and the underlying index due to legal restrictions, cost or liquidity restraints. The risk that performance of the Fund and the underlying index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, the Fund’s use of a representative sampling approach may cause the Fund to be less correlated to the return of the underlying index than if the Fund held all of the securities in the underlying index.

Indexing Risk is the risk that an Underlying PIMCO Fund that seeks to track the investment results of an underlying index is negatively affected by general declines in the asset classes represented by the underlying index.

LIBOR Transition Risk is the risk related to the discontinuation and replacement of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely or relied in some fashion upon LIBOR. Although the transition process away from LIBOR for most instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or the continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain and could result in losses to the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund.

Government Intervention in Financial Markets Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

ANNUAL REPORT	MARCH 31, 2024	67

Notes to Financial Statements (Cont.)

Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/ or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders may suffer losses as a result of a cyber security breach related to the Fund, its service providers, trading counterparties or the issuers in which the Fund invests.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to

68	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

March 31, 2024

reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.
Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a

ANNUAL REPORT	MARCH 31, 2024	69

Notes to Financial Statements (Cont.)

futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. FCM customers, such as the Fund, are permitted to transfer their customer account (and cleared derivative transactions held in such customer account) from one FCM to another FCM. Upon completion of the transfer, the customer maintains the same economic position with respect to the outstanding exposure. As such, these transfers are not recognized as dispositions and reacquisitions of the affected derivative positions. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The porting of exposure between FCMs has no impact on the market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin; these values as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

70	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

March 31, 2024

(b) Supervisory and Administrative Fee PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	Class A	Class C

0.90%(1)(2)	0.05%	0.15%	0.25%	0.25%

(1)

PIMCO has contractually agreed, through July 31, 2024, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds (as defined herein) indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds to the extent the Fund’s Investment Advisory and Supervisory and Administrative Fees are greater than or equal to the Investment Advisory Fees and Supervisory and Administrative Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term. For purposes of the expense reduction described above, references to Underlying PIMCO Funds include funds of PIMCO ETF Trust.

(2)

PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the PIMCO Cayman Commodity Fund II, Ltd. (the “GCAA Subsidiary”). This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GCAA Subsidiary is in place.

(c) Distribution and Servicing Fees PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and

ANNUAL REPORT	MARCH 31, 2024	71

Notes to Financial Statements (Cont.)

Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2024, the Distributor retained $2,415,092 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational and offering expenses of the Trust and the Fund, and any other expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation Pursuant to the Expense Limitation Agreement, PIMCO has contractually agreed, through July 31, 2024, to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049% (the “Expense Limit”) (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver, if any, is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2024, there were no waivers.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. As of March 31, 2024, there were no recoverable amounts.

72	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

March 31, 2024

(f) Acquired Fund Fees and Expenses Underlying PIMCO Fund expenses incurred by the Fund, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Fund’s assets.

PIMCO has contractually agreed, through July 31, 2024, to waive first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Fund’s investments in Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term.

The waivers are reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2024, the amount waived and/or reimbursed was $18,397.

GCAA Subsidiary has entered into a separate contract with PIMCO for the management of the GCAA Subsidiary’s portfolio pursuant to which the GCAA Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Fund’s Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GCAA Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GCAA Subsidiary is in place. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2024, the amount waived and/or reimbursed was $143,857. See Note 14, Basis for Consolidation, in the Notes to Financial Statements for more information regarding the GCAA Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment

ANNUAL REPORT	MARCH 31, 2024	73

Notes to Financial Statements (Cont.)

objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2024, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$764,647	$764,745	$73,237	$51,120

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2024		Year Ended 03/31/2023

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	842	$11,100	1,188	$14,811

I-2	222	2,809	86	1,076

Class A	174	2,195	331	4,058

Class C	39	471	30	371

Issued as reinvestment of distributions

Institutional Class	168	2,190	127	1,563

I-2	36	476	24	297

Class A	136	1,763	80	972

Class C	4	50	3	30

Cost of shares redeemed

Institutional Class	(4,509)	(56,185)	(2,748)	(33,854)

I-2	(423)	(5,369)	(570)	(7,052)

Class A	(1,365)	(17,264)	(1,535)	(18,710)

Class C	(195)	(2,360)	(236)	(2,807)

Net increase (decrease) resulting from Fund share transactions	(4,871)	$(60,124)	(3,220)	$(39,245)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2024, one person owned of record or beneficially 10% or more of the Fund’s total outstanding shares comprising 15% of the Fund.

74	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

March 31, 2024

14. BASIS FOR CONSOLIDATION

GCAA Subsidiary, a Cayman Islands exempted company, was incorporated on November 21, 2008, as a wholly owned Commodity Subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the GCAA Subsidiary. The consolidated financial statements include the accounts of the Fund and the GCAA Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and the GCAA Subsidiary, comprising the entire issued share capital of the GCAA Subsidiary, with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the GCAA Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the GCAA Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the GCAA Subsidiary. The net assets of the GCAA Subsidiary as of period end represented 9.6% of the Fund’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2024, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Fund, through the GCAA Subsidiary and/or the Underlying PIMCO Funds, may gain exposure to the commodities markets primarily through investment in swap agreements, futures and options. The Underlying PIMCO Funds may also gain exposure indirectly to commodity markets by investing in a

ANNUAL REPORT	MARCH 31, 2024	75

Notes to Financial Statements (Cont.)

subsidiary (“Commodity Subsidiary”) which may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by the Fund, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, the Fund will continue to seek to gain exposure to the commodity markets primarily through investments in the Commodity Subsidiary and perhaps through commodity-linked notes.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Act.

The IRS issued in September 2016 proposed regulations that would have generally treated the Fund’s income inclusion (under Subpart F of the Code) with respect to the Commodity Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Commodity Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to the Fund is treated as qualifying dividends; and (iii) that income inclusion by the Fund of its Commodity Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Fund’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Fund’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as ordinary income for Federal income tax purposes.

76	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

March 31, 2024

As of March 31, 2024, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO Global Core Asset Allocation Fund	$0	$0	$86	$0	$(79,090)	$0	$(9)	$(79,013)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on hyperinflationary investments, swap contracts, straddle loss deferrals, interest accrued on defaulted securities, and controlled foreign corporation (CFC) transactions.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America.
(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2023 through March 31, 2024 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2023 through March 31, 2024 and Ordinary losses realized during the period January 1, 2024 through March 31, 2024 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2024, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Global Core Asset Allocation Fund	$68,271	$10,819

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2024, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Global Core Asset Allocation Fund	$246,339	$11,128	$(11,107)	$21

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on hyperinflationary investments, swap contracts, straddle loss deferrals, interest accrued on defaulted securities, and controlled foreign corporation (CFC) transactions.

ANNUAL REPORT	MARCH 31, 2024	77

Notes to Financial Statements (Cont.)

March 31, 2024

For the fiscal years ended March 31, 2024 and March 31, 2023, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2024			March 31, 2023

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Global Core Asset Allocation Fund	$5,450	$0	$0	$3,500	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

78	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Global Core Asset Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of PIMCO Global Core Asset Allocation Fund and its subsidiary (one of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Fund”) as of March 31, 2024, the related consolidated statement of operations for the year ended March 31, 2024, the consolidated statement of changes in net assets for each of the two years in the period ended March 31, 2024, including the related notes, and the financial highlights (consolidated) for each of the five years in the period ended March 31, 2024 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2024 and the financial highlights for each of the five years in the period ended March 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2024

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	MARCH 31, 2024	79

Glossary: (abbreviations that may be used in the preceding statements)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	MBC	HSBC Bank Plc
BOA	Bank of America N.A.	MYC	Morgan Stanley Capital Services LLC
BPS	BNP Paribas S.A.	MYI	Morgan Stanley & Co. International PLC
BRC	Barclays Bank PLC	RBC	Royal Bank of Canada
CBK	Citibank N.A.	RYL	NatWest Markets Plc
CDI	Natixis Singapore	SAL	Citigroup Global Markets, Inc.
DUB	Deutsche Bank AG	SCX	Standard Chartered Bank, London
FAR	Wells Fargo Bank National Association	SOG	Societe Generale Paris
FICC	Fixed Income Clearing Corporation	SSB	State Street Bank and Trust Co.
GLM	Goldman Sachs Bank USA	TOR	The Toronto-Dominion Bank
GST	Goldman Sachs International	UAG	UBS AG Stamford
JPM	JP Morgan Chase Bank N.A.

Currency Abbreviations:
ARS	Argentine Peso	INR	Indian Rupee
AUD	Australian Dollar	JPY	Japanese Yen
BRL	Brazilian Real	KRW	South Korean Won
CAD	Canadian Dollar	MXN	Mexican Peso
CHF	Swiss Franc	MYR	Malaysian Ringgit
CLP	Chilean Peso	NOK	Norwegian Krone
CNH	Chinese Renminbi (Offshore)	NZD	New Zealand Dollar
CNY	Chinese Renminbi (Mainland)	PEN	Peruvian New Sol
COP	Colombian Peso	PHP	Philippine Peso
CZK	Czech Koruna	PLN	Polish Zloty
DKK	Danish Krone	SEK	Swedish Krona
EUR	Euro	SGD	Singapore Dollar
GBP	British Pound	THB	Thai Baht
HKD	Hong Kong Dollar	TRY	Turkish New Lira
HUF	Hungarian Forint	TWD	Taiwanese Dollar
IDR	Indonesian Rupiah	USD (or $)	United States Dollar
ILS	Israeli Shekel	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter
FTSE	Financial Times Stock Exchange

Index/Spread Abbreviations:
BCPMACWI	Barclays Custom Equity Index
CAC	Cotation Assistée en Continu	IXUTR	Utilities Select Sector Total Return Index
CAONREPO	Canadian Overnight Repo Rate Average	KOSPI	Korea Composite Stock Price Index
CDX.HY	Credit Derivatives Index - High Yield	KOSPI2	Korea Stock Exchange KOSPI 200 Index
CDX.IG	Credit Derivatives Index - Investment Grade	MUTKCALM	Tokyo Overnight Average Rate
CMBX	Commercial Mortgage-Backed Index	NDUEACWF	MSCI ACWI Index Future
CNREPOFIX	China Fixing Repo Rates 7-Day	NDUEEGF	iShares MSCI Emerging Markets ETF
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	OMX	Stockholm 30 Index
DAX	Deutscher Aktien Index 30	S&P 500	Standard & Poor’s 500 Index
DWRTFT	Dow Jones Wilshire REIT Total Return Index	SIBCSORA	Singapore Overnight Rate Average
ESTRON	Euro Short-Term Rate	SONIO	Sterling Overnight Interbank Average Rate
FTSE/MIB	Borsa Italiana’s 40 Most Liquid/Capitalized Italian Shares Equity Index	TOPIX	Tokyo Price Index
GSGLGHSA	Goldman Sachs Custom Equity Index
IBEX 35	Spanish Continuous Exchange Index
IBR	Indicador Bancario de Referencia

80	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

(Unaudited)

Other Abbreviations:
ABS	Asset-Backed Security	MIBOR	Mumbai Interbank Offered Rate
ADR	American Depositary Receipt	MSCI	Morgan Stanley Capital International
BBR	Bank Bill Rate	OAT	Obligations Assimilables du Trésor
BBSW	Bank Bill Swap Reference Rate	OIS	Overnight Index Swap
BRL-CDI	Brazil Interbank Deposit Rate	oz.	Ounce
BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	PIK	Payment-in-Kind
CHILIBOR	Chile Interbank Offered Rate	PRIBOR	Prague Interbank Offered Rate
CLO	Collateralized Loan Obligation	REIT	Real Estate Investment Trust
DAC	Designated Activity Company	SP - ADR	Sponsored American Depositary Receipt
EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced
JIBAR	Johannesburg Interbank Agreed Rate	TELBOR	Tel Aviv Inter-Bank Offered Rate
KLIBOR	Kuala Lumpur Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
KORIBOR	Korea Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
LIBOR	London Interbank Offered Rate
Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.

ANNUAL REPORT	MARCH 31, 2024	81

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2024 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2024 was designated as ‘‘qualified dividend income’’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2024.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only). Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2024 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2024 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends. The Fund intends to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†
PIMCO Global Core Asset Allocation Fund	3.33%	7.02%	$3,375	$0	$963

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2025, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2024.

Section 199A Dividends. Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends
PIMCO Global Core Asset Allocation Fund	2.47%

82	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	161	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, State Auto Financial Corporation (2016-2022).

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	MARCH 31, 2024	83

Management of the Trust (Cont.)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee – 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	161	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

(*)	Unless otherwise noted, the information for the individuals listed is as of March 31, 2024.
(1)	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
(†)	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Joshua D. Ratner (1976)** President	01/2024 to present	Executive Vice President and Head of Americas Fund and Client Operations; Deputy General Counsel, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO Flexible Real Estate Income Fund, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill (1980)** Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Carol K. Chan (1982) Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

84	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Alyssa M. Creighton (1974) Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Jason R. Duran (1977) Vice President	02/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Kenneth W. Lee (1972) Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Greg J. Mason (1980)*** Vice President	05/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Colleen P. McLaughlin (1983)*** Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Shiv Narain (1981) Vice President	01/2024 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Keith A. Werber (1973) Vice President	05/2022 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Paul T. Wildermuth (1979) Vice President	01/2024 to present	Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Brandon T. Evans (1982) Deputy Treasurer	01/2024 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO Flexible Real Estate Income Fund and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Matthew L. Goodman (1977)** Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

ANNUAL REPORT	MARCH 31, 2024	85

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Laine E. Pacetti (1989) Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Jason R. Stern (1979)** Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Chi H. Vu (1983) Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

(*)	Unless otherwise noted, the information for the individuals listed is as of March 31, 2024.
(†)

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Access Income Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Dynamic Income Strategy Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

(**)	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
(***)	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

86	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

Privacy Policy1

(Unaudited)

The Funds2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

ANNUAL REPORT	MARCH 31, 2024	87

Privacy Policy1 (Cont.)

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

88	PIMCO GLOBAL CORE ASSET ALLOCATION FUND

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 13-14, 2024, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2024. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2024.

ANNUAL REPORT	MARCH 31, 2024	89

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

1100 Main Street, Suite 400

Kansas City, MO 64105

Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.

Institutional Class, I-2, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

SS&C Global Investor & Distribution Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF3001AR_033124

PIMCO FUNDS

Annual Report

March 31, 2024

Bond Funds

PIMCO Dynamic Bond Fund

PIMCO Extended Duration Fund

PIMCO GNMA and Government Securities Fund

PIMCO Long Duration Total Return Fund

PIMCO Long-Term U.S. Government Fund

PIMCO Low Duration Opportunities Fund

PIMCO Moderate Duration Fund

PIMCO Mortgage-Backed Securities Fund

PIMCO Mortgage Opportunities and Bond Fund

PIMCO Total Return Fund II

PIMCO Total Return Fund IV

PIMCO Total Return Fund V

PIMCO Total Return ESG Fund

		Page

Market Insights		2

Important Information About the Funds		3

Expense Examples		20

Benchmark Descriptions		22

Financial Highlights		24

Statements of Assets and Liabilities		36

Statements of Operations		40

Statements of Changes in Net Assets		42

Statements of Cash Flows		45

Notes to Financial Statements		198

Report of Independent Registered Public Accounting Firm		230

Glossary		231

Federal Income Tax Information		232

Management of the Trust		234

Privacy Policy		237

Liquidity Risk Management Program		238

Distribution Information		239

Fund	Fund Summary	Schedule of Investments

PIMCO Dynamic Bond Fund	7	46

PIMCO Extended Duration Fund	8	65

PIMCO GNMA and Government Securities Fund	9	73

PIMCO Long Duration Total Return Fund	10	82

PIMCO Long-Term U.S. Government Fund	11	99

PIMCO Low Duration Opportunities Fund(a)	12	106

PIMCO Moderate Duration Fund	13	117

PIMCO Mortgage-Backed Securities Fund	14	130

PIMCO Mortgage Opportunities and Bond Fund	15	139

PIMCO Total Return Fund II	16	157

PIMCO Total Return Fund IV	17	166

PIMCO Total Return Fund V	18	176

PIMCO Total Return ESG Fund	19	185

(a)	Prior to July 31, 2023, the PIMCO Low Duration Opportunities Fund was named the PIMCO Strategic Bond Fund.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Market Insights

Dear Shareholder,

This annual report covers the 12-month reporting period ended March 31, 2024 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and a discussion of certain factors that affected performance during the reporting period.

The global economy continued to expand despite persistent inflation, tighter credit conditions, and geopolitical concerns affecting many countries. This resilience appeared particularly evident in the United States (“U.S.”). In contrast, several other developed market economies experienced relatively flat or negative growth over the reporting period.

Several central banks paused interest-rate hikes

Inflation eased over the reporting period but remained above central bank targets for many economies. Several central banks did not increase interest rates in the second half of 2023 and the beginning of 2024, following a series of rate increases in 2022 and the first half of 2023. The U.S. Federal Reserve (the “Fed”) raised the federal funds rate a total of 5.25% from March 2022 to July 2023, and then held rates steady from September 2023 to March 2024. At its March meeting, the Fed communicated that the policy rate may be at its peak for the most recent tightening cycle, and that it may be appropriate to begin cutting rates later in 2024. The European Central Bank (“ECB”) raised its deposit facility rate for the euro area a total of 4.50% from July 2022 to September 2023, and then held rates steady at its next four meetings. Meanwhile, the Bank of England (“BoE”) raised its Bank Rate a total of 5.15% from December 2019 to July 2023 and held rates steady at its next five meetings. Neither the ECB nor BoE ruled out the possibility of rate cuts in 2024. In contrast, the Bank of Japan raised its short-term policy rate from -0.1% to between zero and 0.1% in March 2024, which was the first increase since 2007.

Financial markets posted positive returns

The yield on the benchmark 10-year U.S. Treasury increased during the reporting period. In many other developed markets, yields on 10-year government bonds also moved higher. Overall, the global bond market rallied toward the end of 2023, bolstered by central bank officials’ policy pronouncements signaling a possible end to monetary tightening. However, the market then weakened during the first quarter of 2024. During the reporting period, lower-rated global bonds generally outperformed their higher-rated counterparts. Global equities rallied, while commodities were mixed. The U.S. dollar strengthened against the Japanese yen and, to a lesser extent, the euro, but fell relative to the British pound.

We continue to work diligently to navigate dynamic global markets and manage the assets that you have entrusted with us. We encourage you to speak with your financial advisor about your goals and visit global.pimco.com for our latest insights.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Total Returns of Certain Asset Classes for the Period Ended March 31, 2024

Asset Class (as measured by, currency)	12-Month

U.S. large cap equities (S&P 500 Index, USD)	29.88%

Global equities (MSCI World Index, USD)	25.11%

European equities (MSCI Europe Index, EUR)	14.79%

Emerging market equities (MSCI Emerging Markets Index, EUR)	8.15%

Japanese equities (Nikkei 225 Index, JPY)	46.50%

Emerging market local bonds (JPMorgan Government Bond Index-Emerging Markets Global Diversified Index, USD Unhedged)	4.91%

Emerging market external debt (JPMorgan Emerging Markets Bond Index (EMBI) Global, USD Hedged)	9.53%

Below investment grade bonds (ICE BofA Developed Markets High Yield Constrained Index, USD Hedged)	11.60%

Global investment grade credit bonds (Bloomberg Global Aggregate Credit Index, USD Hedged)	5.59%

Fixed-rate, local currency government debt of investment grade countries (Bloomberg Global Treasury Index, USD Hedged)	3.48%

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions or are appropriate for all investors and each investor should evaluate their ability to invest for the long-term, especially during periods of downturn in the market. Outlook and strategies are subject to change without notice.

2	PIMCO BOND FUNDS

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Dynamic Bond Fund, PIMCO Extended Duration Fund, PIMCO GNMA and Government Securities Fund, PIMCO Long Duration Total Return Fund, PIMCO Long-Term U.S. Government Fund, PIMCO Low Duration Opportunities Fund, PIMCO Moderate Duration Fund, PIMCO Mortgage-Backed Securities Fund, PIMCO Mortgage Opportunities and Bond Fund, PIMCO Total Return Fund II, PIMCO Total Return Fund IV, PIMCO Total Return V and PIMCO Total Return ESG Fund (each, a “Fund” and collectively, the “Funds”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, remain high. In efforts to combat inflation, the U.S. Federal Reserve (the “Fed”) raised interest rates multiple times in 2022 and 2023. In the second half of 2023 and the beginning of 2024, however, the Fed paused the rate hikes, keeping interest rates steady. It is uncertain whether rates will remain steady, increase or decrease in the future. As such, the Funds may face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

In February 2022, Russia launched an invasion of Ukraine. As a result, Russia and other countries, persons and entities that have provided material aid to Russia’s aggression against Ukraine, have been the subject of economic sanctions and import and export controls imposed by countries throughout the world, including the United States. Such measures have had and may continue to have an adverse effect on the Russian, Belarusian and other securities and economies, which may, in turn, negatively impact a Fund. The extent, duration and impact of Russia’s military action in Ukraine, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional, European and global economies and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. Further, a Fund may have investments in securities and instruments that are economically tied to the region and may have been negatively impacted by the sanctions and counter-sanctions by Russia, including declines in value and reductions in liquidity. The sanctions may cause a Fund to sell portfolio holdings at a disadvantageous time or price or to continue to hold investments that a Fund may no longer seek to hold. PIMCO will continue to actively manage these positions in the best interests of a Fund and its shareholders.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities. The United States’ enforcement of sanctions or other similar measures on various Russian

ANNUAL REPORT	|	MARCH 31, 2024	3

Important Information About the Funds	(Cont.)

entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR was traditionally an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on a Fund, or on certain instruments in which a Fund invests, which can be difficult to ascertain, and may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how and when industry participants adopt new reference rates for affected instruments. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of a Fund that holds such instrument. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Funds and issuers in which they invest. For example, if a bank at which a Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which a Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Funds invest remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Funds and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Funds and issuers in which they invest.

On each Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is

4	PIMCO BOND FUNDS

defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status
PIMCO Dynamic Bond Fund	06/30/08	06/30/08	06/30/08	04/27/18	—	06/30/08	07/31/08	07/31/08	Diversified
PIMCO Extended Duration Fund	08/31/06	08/31/06	09/11/08	—	—	—	—	—	Diversified
PIMCO GNMA and Government Securities Fund	07/31/97	07/31/97	04/30/08	01/31/19	—	11/30/00	05/31/01	—	Diversified
PIMCO Long Duration Total Return Fund	08/31/06	08/31/06	09/11/08	—	—	09/08/17	01/05/18	—	Diversified
PIMCO Long-Term U.S. Government Fund	07/01/91	07/01/91	04/30/08	—	—	01/20/97	01/20/97	—	Diversified
PIMCO Low Duration Opportunities Fund	01/30/09	01/30/09	09/10/09	—	—	01/30/09	01/30/09	—	Diversified
PIMCO Moderate Duration Fund	12/31/96	12/31/96	12/31/09	—	—	—	—	—	Diversified
PIMCO Mortgage-Backed Securities Fund	07/31/97	07/31/97	04/30/08	04/27/18	—	07/31/00	07/31/00	—	Diversified
PIMCO Mortgage Opportunities and Bond Fund	10/22/12	10/22/12	10/22/12	04/27/18	—	10/22/12	10/22/12	—	Diversified
PIMCO Total Return Fund II	12/30/91	12/30/91	12/31/09	—	—	—	—	—	Diversified
PIMCO Total Return Fund IV	05/26/11	05/26/11	—	—	—	05/26/11	—	—	Diversified
PIMCO Total Return Fund V	05/01/23	05/01/23	—	—	—	—	—	—	Diversified
PIMCO Total Return ESG Fund	05/01/91	05/01/91	03/31/09	07/29/22	04/11/97	02/03/20	02/03/20	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

SEC rules allow a Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper

ANNUAL REPORT	|	MARCH 31, 2024	5

Important Information About the Funds	(Cont.)

free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Funds) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and exchange-traded fund (“ETF”) shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading. As such, beginning in July 2024, the Funds must comply with certain new requirements which include, but are not limited to, making significant updates to the content of their shareholder reports and mailing paper copies of the new tailored shareholder reports to shareholders who have not opted to receive shareholder report documents electronically.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In November 2022, the SEC adopted amendments to Form N-PX under the Investment Company Act of 1940, as amended, to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments were effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion).

6	PIMCO BOND FUNDS

PIMCO Dynamic Bond Fund

Institutional Class - PFIUX	Class A - PUBAX
I-2 - PUCPX	Class C - PUBCX
I-3 - PFNUX	Class R - PUBRX

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2024†§

U.S. Government Agencies	34.9%

Short-Term Instruments‡	16.5%

Asset-Backed Securities	13.6%

Corporate Bonds & Notes	12.8%

U.S. Treasury Obligations	10.7%

Non-Agency Mortgage-Backed Securities	5.0%

Sovereign Issues	4.6%

Other	1.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Fund Inception (06/30/08)
PIMCO Dynamic Bond Fund Institutional Class	7.67%	1.97%	2.56%	3.43%
PIMCO Dynamic Bond Fund I-2	7.56%	1.87%	2.46%	3.33%
PIMCO Dynamic Bond Fund I-3	7.52%	1.82%	2.45%	3.35%
PIMCO Dynamic Bond Fund Class A	7.24%	1.57%	2.15%	3.02%
PIMCO Dynamic Bond Fund Class A (adjusted)	3.25%	0.80%	1.76%	2.77%
PIMCO Dynamic Bond Fund Class C	6.45%	0.81%	1.39%	2.26%
PIMCO Dynamic Bond Fund Class C (adjusted)	5.45%	0.81%	1.39%	2.26%
PIMCO Dynamic Bond Fund Class R	6.98%	1.31%	1.90%	2.77%
ICE BofA SOFR Overnight Rate Index*	5.44%	2.04%	—	—
3 Month USD LIBOR	5.63%	2.30%	1.67%	1.31%
Lipper Absolute Return Bond Funds Average	5.63%	2.13%	2.27%	3.70%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* ICE BofA SOFR Overnight Rate Index was first published on October 1, 2019.

+ Performance shown for the index is ICE BofA SOFR Overnight Rate Index. Prior to July 1, 2022, performance is that of 3 Month USD LIBOR.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 0.84% for Institutional Class shares, 0.94% for I-2 shares, 1.03% for I-3 shares, 1.24% for Class A shares, 1.99% for Class C shares, and 1.49% for Class R shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

Investment Objective and Strategy Overview

PIMCO Dynamic Bond Fund seeks maximum long-term return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to the cash interest rate in the U.S. contributed to performance, as U.S. cash rates remained positive.

»	Long exposure to investment grade corporate credit contributed to performance, as spreads tightened.

»	Long exposure to legacy non-agency mortgage-backed securities contributed to performance, as spreads on these securities tightened.

»	Long exposure to U.S. duration detracted from performance, as U.S. interest rates rose.

»	Long exposure to the Japanese yen detracted from performance, as the currency depreciated versus the U.S. dollar.

»	Short exposure to the Polish zloty detracted from performance, as the currency appreciated versus the U.S. dollar.

ANNUAL REPORT	|	MARCH 31, 2024	7

PIMCO Extended Duration Fund

Institutional Class - PEDIX
I-2 - PEDPX

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2024†§

U.S. Treasury Obligations	85.3%

U.S. Government Agencies	6.9%

Short-Term Instruments‡	2.6%

Asset-Backed Securities	2.5%

Non-Agency Mortgage-Backed Securities	2.1%

Other	0.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Fund Inception (08/31/06)
PIMCO Extended Duration Fund Institutional Class	(10.65)%	(4.96)%	1.24%	4.64%
PIMCO Extended Duration Fund I-2	(10.74)%	(5.06)%	1.14%	4.54%
FTSE STRIPS Index, 20+ Year Sub-Index	(12.47)%	(5.22)%	1.15%	4.31%
Lipper Corporate Debt Funds BBB-Rated Funds Average	3.84%	1.23%	2.27%	3.95%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 3.02% for Institutional Class shares, and 3.12% for I-2 shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

Investment Objective and Strategy Overview

PIMCO Extended Duration Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	U.S. interest rate strategies overall, including duration, curve positioning and instrument selection, contributed to performance due to underweight exposure to duration, as U.S. Treasury yields rose across the curve.

»	Out-of-benchmark exposure to broad securitized strategies contributed to performance, as the strategy outperformed like-duration treasuries.

»	Out-of-benchmark exposure to agency debentures contributed to performance, as spreads narrowed.

»	Select exposure to developed market currencies, including long exposure to Japanese yen, detracted from performance, as the currency weakened versus the U.S. dollar.

»	There were no other material detractors for this Fund.

8	PIMCO BOND FUNDS

PIMCO GNMA and Government Securities Fund

Institutional Class - PDMIX	Class A - PAGNX
I-2 - PPGNX	Class C - PCGNX
I-3 - PANNX

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2024†§

U.S. Government Agencies	91.8%

Non-Agency Mortgage-Backed Securities	3.8%

U.S. Treasury Obligations	2.1%

Asset-Backed Securities	1.8%

Short-Term Instruments‡	0.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Fund Inception (07/31/97)
PIMCO GNMA and Government Securities Fund Institutional Class	2.91%	0.23%	1.33%	4.32%
PIMCO GNMA and Government Securities Fund I-2	2.80%	0.13%	1.23%	4.21%
PIMCO GNMA and Government Securities Fund I-3	2.75%	0.08%	1.18%	4.16%
PIMCO GNMA and Government Securities Fund Class A	2.50%	(0.17)%	0.93%	3.90%
PIMCO GNMA and Government Securities Fund Class A (adjusted)	(1.36)%	(0.94)%	0.55%	3.75%
PIMCO GNMA and Government Securities Fund Class C	1.74%	(0.91)%	0.18%	3.12%
PIMCO GNMA and Government Securities Fund Class C (adjusted)	0.75%	(0.91)%	0.18%	3.12%
Bloomberg GNMA Index	1.65%	(0.28)%	1.05%	3.80%
Lipper GNMA Funds Average	1.39%	(0.44)%	0.61%	3.42%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 1.34% for Institutional Class shares, 1.44% for I-2 shares, 1.54% for I-3 shares, 1.74% for Class A shares, and 2.49% for Class C shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

Investment Objective and Strategy Overview

PIMCO GNMA and Government Securities Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of securities of varying maturities issued by the Government National Mortgage Association and of securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to duration, particularly to the intermediate portion of the U.S. yield curve, contributed to performance, as interest rates increased.

»	Overweight exposure to pass-through agency mortgage-backed securities (“MBS”) contributed to performance, as spreads tightened.

»	Exposure to non-agency residential MBS contributed to performance, as spreads tightened.

»	There were no material detractors for this Fund.

ANNUAL REPORT	|	MARCH 31, 2024	9

PIMCO Long Duration Total Return Fund

Institutional Class - PLRIX	Class A - PLRAX
I-2 - PLRPX	Class C - PLRCX

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2024†§

U.S. Treasury Obligations	53.1%

Corporate Bonds & Notes	23.7%

U.S. Government Agencies	11.9%

Asset-Backed Securities	3.3%

Sovereign Issues	2.8%

Non-Agency Mortgage-Backed Securities	2.3%

Short-Term Instruments‡	1.5%

Municipal Bonds & Notes	1.0%

Other	0.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Fund Inception (08/31/06)
PIMCO Long Duration Total Return Fund Institutional Class	(0.15)%	(0.17)%	2.84%	5.28%
PIMCO Long Duration Total Return Fund I-2	(0.25)%	(0.27)%	2.74%	5.18%
PIMCO Long Duration Total Return Fund Class A	(0.53)%	(0.56)%	2.43%	4.87%
PIMCO Long Duration Total Return Fund Class A (adjusted)	(4.23)%	(1.31)%	2.04%	4.64%
PIMCO Long Duration Total Return Fund Class C	(1.28)%	(1.31)%	1.67%	4.09%
PIMCO Long Duration Total Return Fund Class C (adjusted)	(2.24)%	(1.31)%	1.67%	4.09%
Bloomberg Long-Term Government/Credit Index	(1.15)%	(0.62)%	2.32%	4.51%
Lipper Corporate Debt Funds BBB-Rated Funds Average	3.84%	1.23%	2.27%	3.95%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 1.73% for Institutional Class shares, 1.83% for I-2 shares, 2.13% for Class A shares, and 2.88% for Class C shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

Investment Objective and Strategy Overview

PIMCO Long Duration Total Return Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	U.S. interest rate strategies overall, including duration, curve positioning and instrument selection, contributed to performance due to underweight exposure to duration, as U.S. Treasury yields rose across the curve.

»	Out-of-benchmark exposure to broad securitized strategies contributed to performance, as the strategy outperformed like-duration treasuries.

»	Out-of-benchmark exposure to below investment grade securities contributed to performance, as spreads narrowed.

»	Overweight exposure to select emerging market external debt contributed to performance, as spreads narrowed.

»	Underweight exposure to investment grade credit detracted from performance, as spreads narrowed.

»	Security selection within the insurance sector detracted from performance, as select issuers underperformed.

»	There were no other material detractors for this Fund.

10	PIMCO BOND FUNDS

PIMCO Long-Term U.S. Government Fund

Institutional Class - PGOVX	Class A - PFGAX
I-2 - PLTPX	Class C - PFGCX

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2024†§

U.S. Treasury Obligations	85.5%

U.S. Government Agencies	10.4%

Non-Agency Mortgage-Backed Securities	1.9%

Short-Term Instruments‡	1.6%

Other	0.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Fund Inception (07/01/91)
PIMCO Long-Term U.S. Government Fund Institutional Class	(5.49)%	(2.67)%	1.18%	6.53%
PIMCO Long-Term U.S. Government Fund I-2	(5.58)%	(2.76)%	1.08%	6.43%
PIMCO Long-Term U.S. Government Fund Class A	(5.82)%	(3.00)%	0.83%	6.13%
PIMCO Long-Term U.S. Government Fund Class A (adjusted)	(9.35)%	(3.74)%	0.44%	5.98%
PIMCO Long-Term U.S. Government Fund Class C	(6.52)%	(3.73)%	0.08%	5.35%
PIMCO Long-Term U.S. Government Fund Class C (adjusted)	(7.43)%	(3.73)%	0.08%	5.35%
Bloomberg Long-Term Treasury Index	(6.08)%	(2.78)%	1.25%	6.01%♦
Lipper General U.S. Government Funds Average	(0.84)%	(0.62)%	0.60%	4.00%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 06/30/1991.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 1.045% for Institutional Class shares, 1.145% for I-2 shares, 1.395% for Class A shares, and 2.145% for Class C shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

Investment Objective and Strategy Overview

PIMCO Long-Term U.S. Government Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in U.S. Government Securities may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	U.S. interest rate strategies overall, including duration, curve positioning and instrument selection, contributed to performance due to underweight exposure to duration, as U.S. Treasury yields rose across the curve.

»	Out-of-benchmark exposure to agency mortgage-backed securities detracted from performance, as the strategy underperformed like-duration Treasuries.

ANNUAL REPORT	|	MARCH 31, 2024	11

PIMCO Low Duration Opportunities Fund

Institutional Class - PUTIX	Class A - ATMAX
I-2 - PUTPX	Class C - ATMCX

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2024†§

U.S. Government Agencies	31.3%

Short-Term Instruments‡	24.5%

Corporate Bonds & Notes	19.1%

Asset-Backed Securities	15.7%

U.S. Treasury Obligations	4.3%

Sovereign Issues	2.8%

Non-Agency Mortgage-Backed Securities	1.6%

Other	0.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Fund Inception (01/30/09)
PIMCO Low Duration Opportunities Fund Institutional Class	6.47%	1.90%	2.84%	2.89%
PIMCO Low Duration Opportunities Fund I-2	6.36%	1.80%	2.72%	2.79%
PIMCO Low Duration Opportunities Fund Class A	6.05%	1.49%	2.43%	2.49%
PIMCO Low Duration Opportunities Fund Class A (Adjusted)	2.10%	0.72%	2.04%	2.23%
PIMCO Low Duration Opportunities Fund Class C	5.26%	0.73%	1.66%	1.75%
PIMCO Low Duration Opportunities Fund Class C (Adjusted)	4.26%	0.73%	1.66%	1.75%
Bloomberg U.S. Aggregate 1-3 Years Index	3.56%	1.31%	1.27%	1.58%♦
ICE BofA SOFR Overnight Rate Index*	5.44%	2.04%	—	—
3 Month USD LIBOR	5.63%	2.30%	1.67%	1.25%
Lipper Short Investment Grade Debt Funds Average	5.12%	1.75%	1.59%	2.39%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Effective July 31, 2023, the Fund’s broad-based securities market index is the Bloomberg U.S. Aggregate 1-3 Year Index. The Bloomberg U.S. Aggregate 1-3 Year Index is an unmanaged index of publicly issued investment grade corporate, US Treasury and government agency securities with remaining maturities of one to three years. The Fund’s new broad-based securities market index was selected as its use is more closely aligned with the Fund’s principal investment strategies as of July 31, 2023. From July 1, 2022 to July 31, 2023, the Fund’s broad-based securities market index was the ICE BofA SOFR Overnight Rate Index.

♦ Average annual total return since 01/31/2009.

* ICE BofA SOFR Overnight Rate Index was first published on October 1, 2019.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund share Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 0.57% for Institutional Class shares, 0.67% for I-2 shares, 0.97% for Class A shares, and 1.72% for Class C shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

Investment Objective and Strategy Overview

PIMCO Low Duration Opportunities Fund seeks maximum long-term return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to the cash interest rate in the U.S. contributed to performance, as U.S. cash rates remained positive.

»	Long exposure to investment grade corporate credit contributed to performance, as spreads tightened.

»	Long exposure to AAA-rated collateralized loan obligations contributed to performance, as spreads on these securities tightened.

»	Long exposure to U.S. duration detracted from performance, as U.S. interest rose.

»	Short exposure to the Polish zloty detracted from performance, as the currency appreciated versus the U.S. dollar.

»	Long exposure to the Japanese yen detracted from performance, as the currency depreciated versus the U.S. dollar.

12	PIMCO BOND FUNDS

PIMCO Moderate Duration Fund

Institutional Class - PMDRX
I-2 - PMOPX

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2024†§

U.S. Treasury Obligations	43.4%

U.S. Government Agencies	17.9%

Corporate Bonds & Notes	14.9%

Asset-Backed Securities	11.1%

Non-Agency Mortgage-Backed Securities	5.7%

Sovereign Issues	3.7%

Short-Term Instruments‡	3.2%

Loan Participations and Assignments	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Fund Inception (12/31/96)
PIMCO Moderate Duration Fund Institutional Class	3.66%	1.45%	1.83%	4.56%
PIMCO Moderate Duration Fund I-2	3.56%	1.35%	1.73%	4.45%
Bloomberg Intermediate Government/ Credit Index	2.69%	1.09%	1.61%	3.92%
Lipper Short-Intermediate Investment Grade Debt Funds Average	4.18%	1.39%	1.45%	3.65%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 0.49% for Institutional Class shares, and 0.59% for I-2 shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

Investment Objective and Strategy Overview

PIMCO Moderate Duration Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Tactical U.S. duration positioning, including underweight exposure to the intermediate portion of the curve, contributed to relative performance, as U.S. yields rose.

»	Long exposure to securitized credit, including non-agency mortgage-backed securities (“MBS”) and commercial MBS contributed to relative performance, as spreads tightened.

»	Long exposure to agency MBS contributed to relative performance, as spreads tightened.

»	Underweight exposure to investment-grade corporate credit detracted from relative performance, as spreads tightened.

»	Long exposure to the Japanese yen detracted from relative performance, as the currency depreciated against the U.S. dollar.

ANNUAL REPORT	|	MARCH 31, 2024	13

PIMCO Mortgage-Backed Securities Fund

Institutional Class - PTRIX	Class A - PMRAX
I-2 - PMRPX	Class C - PMRCX
I-3 - PSANX

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2024†§

U.S. Government Agencies	86.3%

Non-Agency Mortgage-Backed Securities	5.3%

Asset-Backed Securities	4.4%

U.S. Treasury Obligations	2.6%

Short-Term Instruments‡	1.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Fund Inception (07/31/97)
PIMCO Mortgage-Backed Securities Fund Institutional Class	3.10%	0.17%	1.76%	4.53%
PIMCO Mortgage-Backed Securities Fund I-2	3.00%	0.07%	1.66%	4.42%
PIMCO Mortgage-Backed Securities Fund I-3	2.96%	0.02%	1.61%	4.37%
PIMCO Mortgage-Backed Securities Fund Class A	2.69%	(0.23)%	1.36%	4.11%
PIMCO Mortgage-Backed Securities Fund Class A (adjusted)	(1.11)%	(0.99)%	0.97%	3.96%
PIMCO Mortgage-Backed Securities Fund Class C	1.93%	(0.97)%	0.61%	3.34%
PIMCO Mortgage-Backed Securities Fund Class C (adjusted)	0.95%	(0.97)%	0.61%	3.34%
Bloomberg U.S. MBS Fixed-Rate Index	1.39%	(0.39)%	1.12%	3.82%
Lipper U.S. Mortgage Funds Average	2.74%	(0.10)%	1.01%	3.35%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 1.12% for Institutional Class shares, 1.22% for I-2 shares, 1.32% for I-3 shares, 1.52% for Class A shares, and 2.27% for Class C shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

Investment Objective and Strategy Overview

PIMCO Mortgage-Backed Securities Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related Fixed Income Instruments of varying maturities (such as mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities and mortgage dollar rolls), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to duration, particularly to the intermediate portion of the U.S. yield curve, contributed to performance, as interest rates increased.

»	Exposure to non-agency residential mortgage-backed securities (“MBS”) contributed to performance, as spreads tightened.

»	Overweight exposure to pass-through agency MBS contributed to performance, as spreads tightened.

»	There were no material detractors for this Fund.

14	PIMCO BOND FUNDS

PIMCO Mortgage Opportunities and Bond Fund

Institutional Class - PMZIX	Class A - PMZAX
I-2 - PMZPX	Class C - PMZCX
I-3 - PMZNX

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2024†§

U.S. Government Agencies	69.7%

Non-Agency Mortgage-Backed Securities	16.5%

Asset-Backed Securities	12.5%

Short-Term Instruments‡	0.8%

Other	0.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Fund Inception (10/22/12)
PIMCO Mortgage Opportunities and Bond Fund Institutional Class	6.57%	2.40%	3.13%	4.14%
PIMCO Mortgage Opportunities and Bond Fund I-2	6.46%	2.30%	3.02%	4.03%
PIMCO Mortgage Opportunities and Bond Fund I-3	6.41%	2.25%	2.97%	3.98%
PIMCO Mortgage Opportunities and Bond Fund Class A	6.14%	1.99%	2.72%	3.72%
PIMCO Mortgage Opportunities and Bond Fund Class A (adjusted)	2.13%	1.22%	2.33%	3.37%
PIMCO Mortgage Opportunities and Bond Fund Class C	5.36%	1.23%	1.95%	2.95%
PIMCO Mortgage Opportunities and Bond Fund Class C (adjusted)	4.36%	1.23%	1.95%	2.95%
ICE BofA SOFR Overnight Rate Index*	5.44%	2.04%	—	—
3 Month USD LIBOR	5.63%	2.30%	1.67%	1.49%
Lipper Absolute Return Bond Funds Average	5.63%	2.13%	2.27%	2.34%	♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* ICE BofA SOFR Overnight Rate Index was first published on October 1, 2019.

+ Performance shown for the index is ICE BofA SOFR Overnight Rate Index. Prior to July 1, 2022, performance is that of 3 Month USD LIBOR.

♦ Average annual total return since 10/31/2012.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 1.35% for Institutional Class shares, 1.45% for I-2 shares, 1.55% for I-3 shares, 1.75% for Class A shares, and 2.50% for Class C shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

Investment Objective and Strategy Overview

PIMCO Mortgage Opportunities and Bond Fund seeks maximum long-term return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of mortgage-related assets, including, but not limited to Agency residential and commercial mortgage-backed securities (“MBS”) and private label residential and commercial MBS, and of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Agency MBS refers to MBS issued by government-sponsored enterprises, such as the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in a broad array of mortgage-related securities in seeking to generate consistent, absolute returns across full market cycles. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to non-agency residential mortgage-backed securities (“MBS”) contributed to performance, as spreads tightened.

»	Exposure to structured agency MBS contributed to performance, as the sector posted positive returns.

»	Exposure to senior collateralized loan obligations contributed to performance, as the asset class posted positive returns.

»	Positive duration exposure, particularly to the intermediate portion of the U.S. yield curve, detracted from performance, as rates increased.

»	There were no other material detractors for this Fund.

ANNUAL REPORT	|	MARCH 31, 2024	15

PIMCO Total Return Fund II

Institutional Class - PMBIX
I-2 - PMTPX

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2024†§

U.S. Government Agencies	40.3%

U.S. Treasury Obligations	30.0%

Corporate Bonds & Notes	13.6%

Non-Agency Mortgage-Backed Securities	8.2%

Asset-Backed Securities	4.2%

Short-Term Instruments‡	3.2%

Other	0.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Fund Inception (12/30/91)
PIMCO Total Return Fund II Institutional Class	2.85%	0.46%	1.64%	5.14%
PIMCO Total Return Fund II I-2	2.75%	0.36%	1.54%	5.03%
Bloomberg U.S. Aggregate Index	1.70%	0.36%	1.54%	4.61%
Lipper Core Plus Bond Funds Average	2.50%	0.77%	1.65%	5.09%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 12/31/1991.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 0.52% for Institutional Class shares, and 0.62% for I-2 shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

Investment Objective and Strategy Overview

PIMCO Total Return Fund II seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. public- or private-sector entities. The Fund may invest only in investment grade U.S. dollar-denominated securities of U.S. issuers that are rated at least Baa by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Ratings Services or Fitch, Inc., or, if unrated, determined by PIMCO to be of comparable quality. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Tactical U.S. duration positioning, including underweight exposure to the intermediate portion of the curve, contributed to relative performance, as U.S. yields rose.

»	Long exposure to securitized credit, including non-agency mortgage-backed securities (“MBS”) and commercial MBS, contributed to relative performance, as spreads tightened.

»	Overweight exposure to agency MBS contributed to relative performance, as spreads tightened.

»	Underweight exposure to investment-grade corporate credit detracted from relative performance, as spreads tightened.

»	Underweight exposure to emerging market external debt detracted from relative performance, as spreads tightened.

16	PIMCO BOND FUNDS

PIMCO Total Return Fund IV

Institutional Class - PTUIX
Class A - PTUZX

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2024†§

U.S. Government Agencies	43.5%

Corporate Bonds & Notes	30.4%

U.S. Treasury Obligations	10.7%

Non-Agency Mortgage-Backed Securities	9.6%

Asset-Backed Securities	2.6%

Sovereign Issues	1.9%

Short-Term Instruments‡	0.2%

Other	1.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Fund Inception (05/26/11)
PIMCO Total Return Fund IV Institutional Class	2.86%	0.72%	1.63%	2.39%
PIMCO Total Return Fund IV Class A	2.50%	0.37%	1.28%	2.04%
PIMCO Total Return Fund IV Class A (adjusted)	(1.36)%	(0.41)%	0.89%	1.74%
Bloomberg U.S. Aggregate Index	1.70%	0.36%	1.54%	1.88%
Lipper Core Plus Bond Funds Average	2.50%	0.77%	1.65%	2.16%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 05/31/2011.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 0.52% for Institutional Class shares, and 0.87% for Class A shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

Investment Objective and Strategy Overview

PIMCO Total Return Fund IV seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of Fixed Income Instruments of varying maturities. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Long exposure to securitized credit, including non-agency mortgage-backed securities (“MBS”) and commercial MBS, contributed to relative performance, as spreads tightened.

»	Tactical U.S. duration positioning, including underweight exposure to the long end of the curve, contributed to relative performance, as U.S. yields rose.

»	Overweight exposure to investment-grade corporate credit, particularly senior financials, contributed to relative performance, as spreads tightened.

»	Long exposure to the Japanese yen in the second and third quarter of 2023 detracted from relative performance, as the currency depreciated against the U.S. dollar.

»	Short exposure to the British pound sterling detracted from relative performance, as the currency appreciated against the U.S. dollar in the second and fourth quarter of 2023.

ANNUAL REPORT	|	MARCH 31, 2024	17

PIMCO Total Return Fund V

Institutional Class - PPEIX

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2024†§

U.S. Government Agencies	49.3%

Corporate Bonds & Notes	22.6%

U.S. Treasury Obligations	12.2%

Short-Term Instruments	11.5%

Asset-Backed Securities	1.9%

Sovereign Issues	1.9%

Other	0.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended March 31, 2024

Fund Inception (05/01/23)*
PIMCO Total Return Fund V Institutional Class	1.77%
Bloomberg U.S. Aggregate Index	2.07%
Lipper Core Plus Bond Funds Average	2.09%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 04/30/2023.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), was 0.55% for Institutional Class shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

Investment Objective and Strategy Overview

PIMCO Total Return Fund V seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

The Fund will not invest in the securities of any non-governmental issuer determined by PIMCO to be engaged principally in the manufacture of alcoholic beverages, tobacco products or military equipment, operation of gambling casinos, oil industry, including extraction, production, and refining, or production or distribution of coal and coal fired generation. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be engaged principally in an activity if it derives more than 10% of its gross revenues from such activities. In addition, the Fund will not invest in the securities of any non-governmental issuer known to derive gross revenue from the production, direction or publication of adult entertainment materials, as well as those known to be directly engaged in the business of distributing and retailing such materials, provide abortions or manufacture abortifacients (and entities that own or are owned thereby), manufacture products intended for contraception, engage in certain types of stem cell research (including the use of embryonic or fetal stem cells to develop products), or produce and/or retail cannabis for recreational use, each of the foregoing generally as determined by a third-party data provider and reported to PIMCO.

The Fund can invest in the securities of any issuer determined by PIMCO to be engaged principally in biofuel production, natural gas generation and sales and trading activities. The Fund may also invest in labeled green, sustainability, social and sustainability-linked bonds from issuers involved in fossil fuel-related sectors. Labeled bonds are those issues with proceeds specifically earmarked to be used for climate (often referred to as “green bonds”), environmental sustainability and/or social projects and, in the case of sustainability-linked bonds, bonds that include sustainability-linked covenants, as explained by the issuer through use of a framework and/or legal documentation. Labeled bonds are often verified by a third party, which certifies that a bond will or has been used to fund projects that include eligible benefits or, in the case of sustainability-linked bonds, that the bond includes sustainability-linked covenants.

Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Long exposure to high-yield corporate credit contributed to relative performance, as spreads tightened.

»	Overweight exposure to agency mortgage-backed securities contributed to relative performance, as spreads tightened.

»	Long exposure to U.S. Treasury Inflation-Protected Securities contributed to relative performance, as breakeven inflation rose in the third quarter of 2023 and first quarter of 2024.

»	Underweight exposure to investment-grade corporate credit detracted from relative performance, as spreads tightened.

»	U.S. duration positioning, particularly overweight exposure to the intermediate portion of the curve, detracted from relative performance, as U.S. yields rose.

»	Underweight exposure to the U.S. dollar in the second and third quarter of 2023 detracted from relative performance, as the currency appreciated relative to a basket of developed market currencies.

18	PIMCO BOND FUNDS

PIMCO Total Return ESG Fund

Institutional Class - PTSAX	Administrative Class - PRFAX
I-2 - PRAPX	Class A - PTGAX
I-3 - PTRSX	Class C - PTGCX

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2024†§

U.S. Government Agencies	43.1%

Corporate Bonds & Notes	27.1%

U.S. Treasury Obligations	13.1%

Non-Agency Mortgage-Backed Securities	6.3%

Sovereign Issues	4.8%

Asset-Backed Securities	4.7%

Short-Term Instruments	0.4%

Other	0.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Fund Inception (05/01/91)
PIMCO Total Return ESG Fund Institutional Class	2.86%	0.34%	1.49%	5.55%
PIMCO Total Return ESG Fund I-2	2.76%	0.24%	1.39%	5.45%
PIMCO Total Return ESG Fund I-3	2.71%	0.19%	1.34%	5.39%
PIMCO Total Return ESG Fund Administrative Class	2.61%	0.09%	1.24%	5.28%
PIMCO Total Return ESG Fund Class A	2.45%	(0.06)%	1.09%	5.13%
PIMCO Total Return ESG Fund Class A (adjusted)	0.11%	(0.52)%	0.86%	5.06%
PIMCO Total Return ESG Fund Class C	1.70%	(0.80)%	0.34%	4.35%
PIMCO Total Return ESG Fund Class C (adjusted)	0.70%	(0.80)%	0.34%	4.35%
Bloomberg U.S. Aggregate Index	1.70%	0.36%	1.54%	4.85%
Lipper Core Plus Bond Funds Average	2.50%	0.77%	1.65%	5.38%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 04/30/1991.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 0.61% for Institutional Class shares, 0.71% for I-2 shares, 0.81% for I-3 shares, 0.86% for Administrative Class shares, 1.01% for Class A shares, and 1.76% for Class C shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

Investment Objective and Strategy Overview

PIMCO Total Return ESG Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

The Fund will not invest in the securities of any non-governmental issuer determined by PIMCO to be engaged principally in the manufacture of alcoholic beverages, tobacco products or military equipment, the operation of gambling casinos, the production or distribution of adult entertainment materials, or in the oil industry, including extraction, production, and refining or the production, distribution of coal and coal fired generation. The Fund can invest in the securities of any issuer determined by PIMCO to be engaged principally in biofuel production, natural gas generation and sales and trading activities. The Fund may also invest in labeled green, sustainable, social and sustainability-linked bonds from issuers involved in fossil fuel-related sectors. Labeled bonds are those issues with proceeds specifically earmarked to be used for climate, environmental, sustainability and/or social projects and, in the case of sustainability-linked bonds, bonds that include sustainability-linked covenants, as explained by the issuer through use of a framework and/or legal documentation. Labeled bonds are often verified by a third party, which certifies that the bond will or has been used to fund projects that include eligible benefits or, in the case of a sustainability-linked bond, that the bond includes sustainability-linked covenants. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Tactical U.S. duration positioning, including underweight exposure to the long end of the curve, contributed to relative performance, as U.S. yields rose.

»	Long exposure to securitized credit, including commercial mortgage-backed securities (“MBS”) and asset-backed securities, contributed to relative performance, as spreads tightened.

»	Overweight exposure to agency MBS contributed to relative performance, as spreads tightened.

»	Underweight exposure to the U.S. dollar in the second and third quarter of 2023 detracted from relative performance, as the currency appreciated relative to a basket of developed market currencies.

»	Long exposure to duration in the dollar bloc, particularly Canada, detracted from relative performance, as Canadian yields rose in the second and third quarter of 2023 and the first quarter of 2024.

»	Short exposure to the British pound sterling detracted from relative performance, as the currency appreciated against the U.S. dollar in the second and fourth quarter of 2023.

ANNUAL REPORT	|	MARCH 31, 2024	19

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2023 to March 31, 2024 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Dynamic Bond Fund
Institutional Class	$1,000.00	$1,062.80	$4.98	$1,000.00	$1,020.04	$4.87	0.97%
I-2	1,000.00	1,062.30	5.49	1,000.00	1,019.54	5.37	1.07
I-3	1,000.00	1,062.10	6.00	1,000.00	1,019.05	5.87	1.17
Class A	1,000.00	1,060.70	7.02	1,000.00	1,018.05	6.87	1.37
Class C	1,000.00	1,056.80	10.84	1,000.00	1,014.32	10.62	2.12
Class R	1,000.00	1,059.40	8.35	1,000.00	1,016.76	8.17	1.63

PIMCO Extended Duration Fund
Institutional Class	$1,000.00	$1,127.30	$36.44	$1,000.00	$990.60	$34.10	6.89%
I-2	1,000.00	1,126.70	36.96	1,000.00	990.10	34.59	6.99

PIMCO GNMA and Government Securities Fund
Institutional Class	$1,000.00	$1,069.70	$9.62	$1,000.00	$1,015.56	$9.37	1.87%
I-2	1,000.00	1,069.10	10.13	1,000.00	1,015.07	9.87	1.97
I-3	1,000.00	1,068.90	10.39	1,000.00	1,014.82	10.12	2.02
Class A	1,000.00	1,067.50	11.67	1,000.00	1,013.58	11.36	2.27
Class C	1,000.00	1,063.60	15.50	1,000.00	1,009.85	15.09	3.02

20	PIMCO BOND FUNDS

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Long Duration Total Return Fund
Institutional Class	$1,000.00	$1,112.20	$18.12	$1,000.00	$1,007.71	$17.22	3.45%
I-2	1,000.00	1,111.60	18.64	1,000.00	1,007.21	17.72	3.55
Class A	1,000.00	1,109.90	20.20	1,000.00	1,005.72	19.20	3.85
Class C	1,000.00	1,105.90	24.09	1,000.00	1,001.99	22.90	4.60

PIMCO Long-Term U.S. Government Fund
Institutional Class	$1,000.00	$1,092.20	$11.24	$1,000.00	$1,014.12	$10.82	2.161%
I-2	1,000.00	1,091.70	11.76	1,000.00	1,013.62	11.32	2.261
Class A	1,000.00	1,090.30	13.05	1,000.00	1,012.38	12.56	2.511
Class C	1,000.00	1,086.30	16.92	1,000.00	1,008.65	16.29	3.261

PIMCO Low Duration Opportunities Fund
Institutional Class	$1,000.00	$1,053.20	$3.27	$1,000.00	$1,021.68	$3.22	0.64%
I-2	1,000.00	1,052.70	3.78	1,000.00	1,021.18	3.72	0.74
Class A	1,000.00	1,051.10	5.30	1,000.00	1,019.69	5.22	1.04
Class C	1,000.00	1,047.20	9.11	1,000.00	1,015.96	8.97	1.79

PIMCO Moderate Duration Fund
Institutional Class	$1,000.00	$1,050.70	$2.86	$1,000.00	$1,022.08	$2.82	0.56%
I-2	1,000.00	1,050.20	3.36	1,000.00	1,021.58	3.32	0.66

PIMCO Mortgage-Backed Securities Fund
Institutional Class	$1,000.00	$1,064.10	$6.83	$1,000.00	$1,018.25	$6.67	1.33%
I-2	1,000.00	1,063.60	7.34	1,000.00	1,017.75	7.17	1.43
I-3	1,000.00	1,063.50	7.59	1,000.00	1,017.50	7.42	1.48
Class A	1,000.00	1,062.00	8.87	1,000.00	1,016.26	8.67	1.73
Class C	1,000.00	1,058.10	12.69	1,000.00	1,012.53	12.41	2.48

PIMCO Mortgage Opportunities and Bond Fund
Institutional Class	$1,000.00	$1,057.70	$10.64	$1,000.00	$1,014.52	$10.42	2.08%
I-2	1,000.00	1,057.10	11.15	1,000.00	1,014.02	10.92	2.18
I-3	1,000.00	1,056.90	11.40	1,000.00	1,013.77	11.17	2.23
Class A	1,000.00	1,055.60	12.68	1,000.00	1,012.53	12.41	2.48
Class C	1,000.00	1,051.70	16.48	1,000.00	1,008.80	16.13	3.23

PIMCO Total Return Fund II
Institutional Class	$1,000.00	$1,065.70	$3.03	$1,000.00	$1,021.93	$2.97	0.59%
I-2	1,000.00	1,065.20	3.54	1,000.00	1,021.43	3.47	0.69

PIMCO Total Return Fund IV
Institutional Class	$1,000.00	$1,065.60	$3.03	$1,000.00	$1,021.93	$2.97	0.59%
Class A	1,000.00	1,063.80	4.82	1,000.00	1,020.19	4.72	0.94

PIMCO Total Return Fund V
Institutional Class	$1,000.00	$1,061.60	$2.72	$1,000.00	$1,022.23	$2.66	0.53%

PIMCO Total Return ESG Fund
Institutional Class	$1,000.00	$1,069.40	$5.51	$1,000.00	$1,019.54	$5.37	1.07%
I-2	1,000.00	1,068.90	6.02	1,000.00	1,019.05	5.87	1.17
I-3	1,000.00	1,068.70	6.28	1,000.00	1,018.80	6.12	1.22
Administrative Class	1,000.00	1,068.10	6.79	1,000.00	1,018.30	6.62	1.32
Class A	1,000.00	1,067.30	7.56	1,000.00	1,017.55	7.37	1.47
Class C	1,000.00	1,063.50	11.39	1,000.00	1,013.82	11.12	2.22

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	|	MARCH 31, 2024	21

Benchmark Descriptions

Index*	Benchmark Description

3 Month USD LIBOR	The 3 Month USD LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

Bloomberg GNMA Index	Bloomberg GNMA Index is an unmanaged index covering mortgage-backed pass-through securities of the Government National Mortgage Association (GNMA).

Bloomberg Intermediate Government/Credit Index	Bloomberg Intermediate Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of at least 1 year and less than 10 years.

Bloomberg Long-Term Government/Credit Index	Bloomberg Long-Term Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of 10 years or more.

Bloomberg Long-Term Treasury Index	Bloomberg Long-Term Treasury Index consists of U.S. Treasury issues with maturities of 10 or more years.

Bloomberg U.S. Aggregate 1-3 Years Index	Bloomberg U.S. Aggregate 1-3 Years Index represents securities that are SEC-registered, taxable, and dollar denominated with a maturity between one and three years. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Bloomberg U.S. Aggregate Index	Bloomberg U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Bloomberg U.S. MBS Fixed-Rate Index	Bloomberg U.S. MBS Fixed-Rate Index covers the mortgage-backed pass-through securities and hybrid ARM pools of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping individual fixed rate MBS pools into generic aggregates.

FTSE STRIPS Index, 20+ Year Sub-Index	FTSE STRIPS Index, 20+ Year Sub-Index represents a composition of outstanding Treasury Bond and Notes with a maturity of at least twenty years. The index is rebalanced each month in accordance with underlying Treasury figures and profiles provided as of the previous month- end. The included STRIPS are derived only from bonds in the FTSE U.S. Treasury Bond Index, which include coupon strips with less than one year remaining to maturity.

ICE BofA SOFR Overnight Rate Index	ICE BofA SOFR Overnight Rate Index tracks the performance of a synthetic asset paying SOFR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that days fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

* It is not possible to invest directly in an unmanaged index.

22	PIMCO BOND FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	|	MARCH 31, 2024	23

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Dynamic Bond Fund
Institutional Class

03/31/2024	$9.56	$0.49	$0.23	$0.72	$(0.45)	$0.00	$0.00	$(0.45)

03/31/2023	10.26	0.36	(0.62)	(0.26)	(0.44)	0.00	0.00	(0.44)

03/31/2022	10.84	0.35	(0.73)	(0.38)	(0.20)	0.00	0.00	(0.20)

03/31/2021	9.99	0.41	0.79	1.20	(0.35)	0.00	0.00	(0.35)

03/31/2020	10.81	0.41	(0.69)	(0.28)	(0.54)	0.00	0.00	(0.54)
I-2

03/31/2024	9.56	0.48	0.23	0.71	(0.44)	0.00	0.00	(0.44)

03/31/2023	10.26	0.35	(0.62)	(0.27)	(0.43)	0.00	0.00	(0.43)

03/31/2022	10.84	0.34	(0.73)	(0.39)	(0.19)	0.00	0.00	(0.19)

03/31/2021	9.99	0.40	0.79	1.19	(0.34)	0.00	0.00	(0.34)

03/31/2020	10.81	0.40	(0.69)	(0.29)	(0.53)	0.00	0.00	(0.53)
I-3

03/31/2024	9.56	0.46	0.24	0.70	(0.43)	0.00	0.00	(0.43)

03/31/2023	10.26	0.34	(0.62)	(0.28)	(0.42)	0.00	0.00	(0.42)

03/31/2022	10.84	0.33	(0.73)	(0.40)	(0.18)	0.00	0.00	(0.18)

03/31/2021	9.99	0.40	0.79	1.19	(0.34)	0.00	0.00	(0.34)

03/31/2020	10.81	0.39	(0.69)	(0.30)	(0.52)	0.00	0.00	(0.52)
Class A

03/31/2024	9.56	0.46	0.22	0.68	(0.41)	0.00	0.00	(0.41)

03/31/2023	10.26	0.32	(0.62)	(0.30)	(0.40)	0.00	0.00	(0.40)

03/31/2022	10.84	0.31	(0.74)	(0.43)	(0.15)	0.00	0.00	(0.15)

03/31/2021	9.99	0.37	0.79	1.16	(0.31)	0.00	0.00	(0.31)

03/31/2020	10.81	0.36	(0.68)	(0.32)	(0.50)	0.00	0.00	(0.50)
Class C

03/31/2024	9.56	0.39	0.22	0.61	(0.34)	0.00	0.00	(0.34)

03/31/2023	10.26	0.25	(0.63)	(0.38)	(0.32)	0.00	0.00	(0.32)

03/31/2022	10.84	0.24	(0.75)	(0.51)	(0.07)	0.00	0.00	(0.07)

03/31/2021	9.99	0.28	0.80	1.08	(0.23)	0.00	0.00	(0.23)

03/31/2020	10.81	0.29	(0.69)	(0.40)	(0.42)	0.00	0.00	(0.42)
Class R

03/31/2024	9.56	0.43	0.22	0.65	(0.38)	0.00	0.00	(0.38)

03/31/2023	10.26	0.30	(0.63)	(0.33)	(0.37)	0.00	0.00	(0.37)

03/31/2022	10.84	0.28	(0.73)	(0.45)	(0.13)	0.00	0.00	(0.13)

03/31/2021	9.99	0.34	0.79	1.13	(0.28)	0.00	0.00	(0.28)

03/31/2020	10.81	0.34	(0.69)	(0.35)	(0.47)	0.00	0.00	(0.47)

PIMCO Extended Duration Fund
Institutional Class

03/31/2024	$16.43	$0.28	$(2.03)	$(1.75)	$(0.24)	$(0.41)	$0.00	$(0.65)

03/31/2023~	22.56	0.52	(6.12)	(5.60)	(0.53)	0.00	0.00	(0.53)

03/31/2022~	28.48	0.84	0.36	1.20	(0.72)	(6.40)	0.00	(7.12)

03/31/2021~	44.36	1.12	(9.20)	(8.08)	(1.24)	(6.56)	0.00	(7.80)

03/31/2020~	31.32	0.84	13.04	13.88	(0.80)	0.00	(0.04)	(0.84)
I-2

03/31/2024	16.43	0.26	(2.02)	(1.76)	(0.23)	(0.41)	0.00	(0.64)

03/31/2023~	22.56	0.47	(6.09)	(5.62)	(0.51)	0.00	0.00	(0.51)

03/31/2022~	28.48	0.80	0.36	1.16	(0.68)	(6.40)	0.00	(7.08)

03/31/2021~	44.36	1.16	(9.28)	(8.12)	(1.20)	(6.56)	0.00	(7.76)

03/31/2020~	31.32	0.80	13.04	13.84	(0.76)	0.00	(0.04)	(0.80)

PIMCO GNMA and Government Securities Fund
Institutional Class

03/31/2024	$9.45	$0.33	$(0.07)	$0.26	$(0.37)	$0.00	$0.00	$(0.37)

03/31/2023	10.56	0.22	(0.84)	(0.62)	(0.48)	0.00	(0.01)	(0.49)

03/31/2022	11.36	0.10	(0.64)	(0.54)	(0.26)	0.00	0.00	(0.26)

03/31/2021	11.31	0.12	0.17	0.29	(0.24)	0.00	0.00	(0.24)

03/31/2020	10.94	0.29	0.45	0.74	(0.37)	0.00	0.00	(0.37)

24	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.83	7.67%	$2,110,254	0.93%	0.96%	0.78%	0.81%	5.15%	528%

9.56	(2.53)	1,982,406	0.84	0.84	0.81	0.81	3.64	174

10.26	(3.59)	3,128,636	0.81	0.81	0.81	0.81	3.25	145

10.84	12.14	3,247,810	0.83	0.83	0.81	0.81	3.87	431

9.99	(2.81)	2,767,966	0.85	0.85	0.81	0.81	3.79	433

9.83	7.56	187,383	1.03	1.06	0.88	0.91	5.06	528

9.56	(2.63)	237,252	0.94	0.94	0.91	0.91	3.57	174

10.26	(3.68)	330,748	0.91	0.91	0.91	0.91	3.17	145

10.84	12.03	324,410	0.93	0.93	0.91	0.91	3.77	431

9.99	(2.91)	314,077	0.95	0.95	0.91	0.91	3.69	433

9.83	7.52	16,639	1.15 (e)	1.23 (e)	0.93 (e)	1.01 (e)	4.79	528

9.56	(2.68)	2,635	0.98	1.03	0.95	1.00	3.44	174

10.26	(3.73)	9,557	0.96	1.01	0.96	1.01	3.08	145

10.84	11.98	6,803	0.98	1.03	0.96	1.01	3.78	431

9.99	(2.96)	3,615	1.00	1.05	0.96	1.01	3.65	433

9.83	7.24	152,069	1.33	1.36	1.18	1.21	4.76	528

9.56	(2.92)	169,276	1.24	1.24	1.21	1.21	3.28	174

10.26	(3.97)	222,905	1.21	1.21	1.21	1.21	2.93	145

10.84	11.70	260,754	1.23	1.23	1.21	1.21	3.48	431

9.99	(3.20)	211,965	1.25	1.25	1.21	1.21	3.40	433

9.83	6.45	10,084	2.08	2.11	1.93	1.96	4.02	528

9.56	(3.65)	12,832	1.99	1.99	1.96	1.96	2.51	174

10.26	(4.69)	19,276	1.96	1.96	1.96	1.96	2.26	145

10.84	10.86	29,487	1.98	1.98	1.96	1.96	2.67	431

9.99	(3.93)	76,545	2.00	2.00	1.96	1.96	2.69	433

9.83	6.98	4,812	1.58	1.61	1.43	1.46	4.51	528

9.56	(3.17)	5,041	1.49	1.49	1.46	1.46	3.06	174

10.26	(4.21)	5,510	1.46	1.46	1.46	1.46	2.64	145

10.84	11.42	5,928	1.48	1.48	1.46	1.46	3.21	431

9.99	(3.44)	4,979	1.50	1.50	1.46	1.46	3.15	433

$14.03	(10.65)%	$551,213	6.20%	6.20%	0.50%	0.50%	1.93%	119%

16.43	(24.87)	604,478	2.99	2.99	0.50	0.50	3.01	119

22.56	1.18	695,468	0.54	0.54	0.50	0.50	2.84	73

28.48	(21.28)	1,052,474	0.63	0.63	0.50	0.50	2.81	220

44.36	44.99	1,387,952	1.71	1.71	0.50	0.50	2.39	179

14.03	(10.74)	27,331	6.30	6.30	0.60	0.60	1.84	119

16.43	(24.95)	43,525	3.42 (e)	3.42 (e)	0.60 (e)	0.60 (e)	2.80	119

22.56	1.08	36,796	0.64	0.64	0.60	0.60	2.80	73

28.48	(21.35)	26,264	0.73	0.73	0.60	0.60	2.83	220

44.36	44.85	45,892	1.81	1.81	0.60	0.60	2.29	179

$9.34	2.91%	$592,930	1.46%	1.46%	0.50%	0.50%	3.63%	1,329%

9.45	(5.80)	554,311	1.33	1.33	0.50	0.50	2.24	1,167

10.56	(4.82)	541,861	0.52	0.52	0.50	0.50	0.86	1,082

11.36	2.57	891,491	0.51	0.51	0.50	0.50	1.08	1,091

11.31	6.89	665,068	0.83	0.83	0.50	0.50	2.58	903

ANNUAL REPORT	|	MARCH 31, 2024	25

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO GNMA and Government Securities Fund (Cont.)
I-2

03/31/2024	$9.45	$0.32	$(0.07)	$0.25	$(0.36)	$0.00	$0.00	$(0.36)

03/31/2023	10.56	0.21	(0.84)	(0.63)	(0.47)	0.00	(0.01)	(0.48)

03/31/2022	11.36	0.08	(0.63)	(0.55)	(0.25)	0.00	0.00	(0.25)

03/31/2021	11.31	0.11	0.17	0.28	(0.23)	0.00	0.00	(0.23)

03/31/2020	10.94	0.27	0.46	0.73	(0.36)	0.00	0.00	(0.36)
I-3

03/31/2024	9.45	0.32	(0.07)	0.25	(0.36)	0.00	0.00	(0.36)

03/31/2023	10.56	0.24	(0.87)	(0.63)	(0.47)	0.00	(0.01)	(0.48)

03/31/2022	11.36	0.10	(0.65)	(0.55)	(0.25)	0.00	0.00	(0.25)

03/31/2021	11.31	0.11	0.16	0.27	(0.22)	0.00	0.00	(0.22)

03/31/2020	10.94	0.28	0.45	0.73	(0.36)	0.00	0.00	(0.36)
Class A

03/31/2024	9.45	0.30	(0.07)	0.23	(0.34)	0.00	0.00	(0.34)

03/31/2023	10.56	0.18	(0.84)	(0.66)	(0.44)	0.00	(0.01)	(0.45)

03/31/2022	11.36	0.05	(0.63)	(0.58)	(0.22)	0.00	0.00	(0.22)

03/31/2021	11.31	0.08	0.16	0.24	(0.19)	0.00	0.00	(0.19)

03/31/2020	10.94	0.24	0.46	0.70	(0.33)	0.00	0.00	(0.33)
Class C

03/31/2024	9.45	0.23	(0.07)	0.16	(0.27)	0.00	0.00	(0.27)

03/31/2023	10.56	0.11	(0.84)	(0.73)	(0.37)	0.00	(0.01)	(0.38)

03/31/2022	11.36	(0.03)	(0.64)	(0.67)	(0.13)	0.00	0.00	(0.13)

03/31/2021	11.31	0.00	0.16	0.16	(0.11)	0.00	0.00	(0.11)

03/31/2020	10.94	0.16	0.45	0.61	(0.24)	0.00	0.00	(0.24)

PIMCO Long Duration Total Return Fund
Institutional Class

03/31/2024	$7.51	$0.24	$(0.26)	$(0.02)	$(0.25)	$0.00	$0.00	$(0.25)

03/31/2023	9.11	0.29	(1.60)	(1.31)	(0.29)	0.00	0.00	(0.29)

03/31/2022	9.91	0.38	(0.52)	(0.14)	(0.36)	(0.30)	0.00	(0.66)

03/31/2021	11.16	0.44	(0.22)	0.22	(0.42)	(1.05)	0.00	(1.47)

03/31/2020	10.62	0.40	1.36	1.76	(0.39)	(0.83)	0.00	(1.22)
I-2

03/31/2024	7.51	0.23	(0.26)	(0.03)	(0.24)	0.00	0.00	(0.24)

03/31/2023	9.11	0.28	(1.59)	(1.31)	(0.29)	0.00	0.00	(0.29)

03/31/2022	9.91	0.37	(0.52)	(0.15)	(0.35)	(0.30)	0.00	(0.65)

03/31/2021	11.16	0.43	(0.22)	0.21	(0.41)	(1.05)	0.00	(1.46)

03/31/2020	10.62	0.38	1.37	1.75	(0.38)	(0.83)	0.00	(1.21)
Class A

03/31/2024	7.51	0.21	(0.26)	(0.05)	(0.22)	0.00	0.00	(0.22)

03/31/2023	9.11	0.25	(1.59)	(1.34)	(0.26)	0.00	0.00	(0.26)

03/31/2022	9.91	0.34	(0.52)	(0.18)	(0.32)	(0.30)	0.00	(0.62)

03/31/2021	11.16	0.39	(0.21)	0.18	(0.38)	(1.05)	0.00	(1.43)

03/31/2020	10.62	0.35	1.36	1.71	(0.34)	(0.83)	0.00	(1.17)
Class C

03/31/2024	7.51	0.16	(0.26)	(0.10)	(0.17)	0.00	0.00	(0.17)

03/31/2023	9.11	0.19	(1.58)	(1.39)	(0.21)	0.00	0.00	(0.21)

03/31/2022	9.91	0.26	(0.52)	(0.26)	(0.24)	(0.30)	0.00	(0.54)

03/31/2021	11.16	0.31	(0.22)	0.09	(0.29)	(1.05)	0.00	(1.34)

03/31/2020	10.62	0.26	1.37	1.63	(0.26)	(0.83)	0.00	(1.09)

PIMCO Long-Term U.S. Government Fund
Institutional Class

03/31/2024	$15.80	$0.45	$(1.33)	$(0.88)	$(0.46)	$0.00	$0.00	$(0.46)

03/31/2023~	19.24	0.40	(3.42)	(3.02)	(0.42)	0.00	0.00	(0.42)

03/31/2022~	20.92	0.40	(0.64)	(0.24)	(0.40)	(1.04)	0.00	(1.44)

03/31/2021~	31.48	0.56	(4.44)	(3.88)	(0.84)	(5.84)	0.00	(6.68)

03/31/2020~	24.64	0.72	6.84	7.56	(0.72)	0.00	0.00	(0.72)

26	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$9.34	2.80%	$542,230	1.56%		1.56%		0.60%		0.60%		3.54%	1,329%

9.45	(5.90)	389,287	1.43		1.43		0.60		0.60		2.16	1,167

10.56	(4.92)	386,422	0.62		0.62		0.60		0.60		0.73	1,082

11.36	2.47	876,543	0.61		0.61		0.60		0.60		0.95	1,091

11.31	6.79	586,843	0.93		0.93		0.60		0.60		2.46	903

9.34	2.75%	79,892	1.61		1.66		0.65		0.70		3.49	1,329

9.45	(5.94)	66,191	1.69	(e)	1.74	(e)	0.65	(e)	0.70	(e)	2.53	1,167

10.56	(4.97)	2,708	0.67		0.72		0.65		0.70		0.85	1,082

11.36	2.42	2,703	0.66		0.71		0.65		0.70		0.93	1,091

11.31	6.74	6,040	0.98		1.03		0.65		0.70		2.49	903

9.34	2.50%	206,659	1.86		1.86		0.90		0.90		3.22	1,329

9.45	(6.18)	206,950	1.73		1.73		0.90		0.90		1.84	1,167

10.56	(5.20)	247,080	0.92		0.92		0.90		0.90		0.49	1,082

11.36	2.17	343,893	0.91		0.91		0.90		0.90		0.68	1,091

11.31	6.47	258,662	1.23		1.23		0.90		0.90		2.19	903

9.34	1.74%	12,175	2.61		2.61		1.65		1.65		2.46	1,329

9.45	(6.89)	13,946	2.48		2.48		1.65		1.65		1.08	1,167

10.56	(5.91)	20,023	1.67		1.67		1.65		1.65		(0.30)	1,082

11.36	1.40	36,785	1.66		1.66		1.65		1.65		(0.04)	1,091

11.31	5.68	53,843	1.98		1.98		1.65		1.65		1.45	903

$7.24	(0.15)%	$2,475,471	3.00%		3.00%		0.50%		0.50%		3.38%	176%

7.51	(14.29)	2,948,352	1.72		1.72		0.50		0.50		3.77	161

9.11	(1.96)	3,459,023	0.53		0.53		0.50		0.50		3.68	65

9.91	0.94	3,020,570	0.59		0.59		0.50		0.50		3.81	179

11.16	17.07	3,166,512	1.07		1.07		0.50		0.50		3.53	269

7.24	(0.25)	137,542	3.16	(e)	3.16	(e)	0.60	(e)	0.60	(e)	3.31	176

7.51	(14.37)	101,898	1.86	(e)	1.86	(e)	0.60	(e)	0.60	(e)	3.65	161

9.11	(2.06)	99,612	0.63		0.63		0.60		0.60		3.58	65

9.91	0.84	114,487	0.69		0.69		0.60		0.60		3.73	179

11.16	16.95	70,053	1.17		1.17		0.60		0.60		3.41	269

7.24	(0.53)	33,424	3.33	(e)	3.33	(e)	0.90	(e)	0.90	(e)	2.98	176

7.51	(14.63)	54,117	2.26	(e)	2.26	(e)	0.90	(e)	0.90	(e)	3.30	161

9.11	(2.34)	26,529	0.93		0.93		0.90		0.90		3.28	65

9.91	0.55	37,262	0.99		0.99		0.90		0.90		3.40	179

11.16	16.61	42,787	1.47		1.47		0.90		0.90		3.11	269

7.24	(1.28)	9,560	4.31	(e)	4.31	(e)	1.65	(e)	1.65	(e)	2.26	176

7.51	(15.28)	4,626	3.07	(e)	3.07	(e)	1.65	(e)	1.65	(e)	2.49	161

9.11	(3.08)	2,066	1.68		1.68		1.65		1.65		2.51	65

9.91	(0.21)	3,381	1.74		1.74		1.65		1.65		2.69	179

11.16	15.76	1,550	2.22		2.22		1.65		1.65		2.35	269

$14.46	(5.56)%	$825,652	1.875%		1.875%		0.475%		0.475%		3.13%	144%

15.80	(15.67)	723,159	1.045		1.045		0.475		0.475		2.49	143

19.24	(1.74)	517,558	0.485		0.485		0.475		0.475		1.84	103

20.92	(14.90)	581,538	0.565		0.565		0.475		0.475		1.90	249

31.48	31.11	422,051	1.855		1.855		0.475		0.475		2.64	220

ANNUAL REPORT	|	MARCH 31, 2024	27

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Long-Term U.S. Government Fund (Cont.)
I-2

03/31/2024	$15.80	$0.44	$(1.34)	$(0.90)	$(0.44)	$0.00	$0.00	$(0.44)

03/31/2023~	19.24	0.38	(3.41)	(3.03)	(0.41)	0.00	0.00	(0.41)

03/31/2022~	20.92	0.36	(0.64)	(0.28)	(0.36)	(1.04)	0.00	(1.40)

03/31/2021~	31.48	0.56	(4.44)	(3.88)	(0.84)	(5.84)	0.00	(6.68)

03/31/2020~	24.64	0.68	6.84	7.52	(0.68)	0.00	0.00	(0.68)
Class A

03/31/2024	15.80	0.40	(1.33)	(0.93)	(0.41)	0.00	0.00	(0.41)

03/31/2023~	19.24	0.34	(3.41)	(3.07)	(0.37)	0.00	0.00	(0.37)

03/31/2022~	20.92	0.32	(0.64)	(0.32)	(0.32)	(1.04)	0.00	(1.36)

03/31/2021~	31.48	0.48	(4.44)	(3.96)	(0.76)	(5.84)	0.00	(6.60)

03/31/2020~	24.64	0.60	6.84	7.44	(0.60)	0.00	0.00	(0.60)
Class C

03/31/2024	15.80	0.29	(1.33)	(1.04)	(0.30)	0.00	0.00	(0.30)

03/31/2023~	19.24	0.22	(3.42)	(3.20)	(0.24)	0.00	0.00	(0.24)

03/31/2022~	20.92	0.16	(0.64)	(0.48)	(0.16)	(1.04)	0.00	(1.20)

03/31/2021~	31.48	0.24	(4.40)	(4.16)	(0.56)	(5.84)	0.00	(6.40)

03/31/2020~	24.64	0.40	6.84	7.24	(0.40)	0.00	0.00	(0.40)

PIMCO Low Duration Opportunities Fund
Institutional Class

03/31/2024	$10.08	$0.49	$0.15	$0.64	$(0.32)	$0.00	$0.00	$(0.32)

03/31/2023	10.56	0.29	(0.46)	(0.17)	(0.31)	0.00	0.00	(0.31)

03/31/2022	10.98	0.15	(0.45)	(0.30)	(0.12)	0.00	0.00	(0.12)

03/31/2021	10.28	0.20	0.69	0.89	(0.19)	0.00	0.00	(0.19)

03/31/2020	10.72	0.32	(0.40)	(0.08)	(0.36)	0.00	0.00	(0.36)
I-2

03/31/2024	10.08	0.48	0.15	0.63	(0.31)	0.00	0.00	(0.31)

03/31/2023	10.56	0.28	(0.46)	(0.18)	(0.30)	0.00	0.00	(0.30)

03/31/2022	10.98	0.14	(0.45)	(0.31)	(0.11)	0.00	0.00	(0.11)

03/31/2021	10.28	0.19	0.69	0.88	(0.18)	0.00	0.00	(0.18)

03/31/2020	10.72	0.31	(0.40)	(0.09)	(0.35)	0.00	0.00	(0.35)
Class A

03/31/2024	10.08	0.45	0.15	0.60	(0.28)	0.00	0.00	(0.28)

03/31/2023	10.56	0.25	(0.46)	(0.21)	(0.27)	0.00	0.00	(0.27)

03/31/2022	10.98	0.11	(0.45)	(0.34)	(0.08)	0.00	0.00	(0.08)

03/31/2021	10.28	0.15	0.70	0.85	(0.15)	0.00	0.00	(0.15)

03/31/2020	10.72	0.27	(0.39)	(0.12)	(0.32)	0.00	0.00	(0.32)
Class C

03/31/2024	10.08	0.38	0.15	0.53	(0.21)	0.00	0.00	(0.21)

03/31/2023	10.56	0.18	(0.48)	(0.30)	(0.18)	0.00	0.00	(0.18)

03/31/2022	10.98	0.02	(0.44)	(0.42)	0.00	0.00	0.00	0.00

03/31/2021	10.28	0.07	0.70	0.77	(0.07)	0.00	0.00	(0.07)

03/31/2020	10.72	0.20	(0.40)	(0.20)	(0.24)	0.00	0.00	(0.24)

PIMCO Moderate Duration Fund
Institutional Class

03/31/2024	$9.23	$0.41	$(0.07)	$0.34	$(0.33)	$0.00	$(0.07)	$(0.40)

03/31/2023	9.83	0.27	(0.48)	(0.21)	(0.39)	0.00	0.00	(0.39)

03/31/2022	10.42	0.16	(0.61)	(0.45)	(0.13)	0.00	(0.01)	(0.14)

03/31/2021	10.50	0.19	0.25	0.44	(0.24)	(0.28)	0.00	(0.52)

03/31/2020	10.16	0.31	0.31	0.62	(0.28)	0.00	0.00	(0.28)
I-2

03/31/2024	9.23	0.40	(0.07)	0.33	(0.32)	0.00	(0.07)	(0.39)

03/31/2023	9.83	0.30	(0.52)	(0.22)	(0.38)	0.00	0.00	(0.38)

03/31/2022	10.42	0.15	(0.61)	(0.46)	(0.12)	0.00	(0.01)	(0.13)

03/31/2021	10.50	0.18	0.25	0.43	(0.23)	(0.28)	0.00	(0.51)

03/31/2020	10.16	0.31	0.30	0.61	(0.27)	0.00	0.00	(0.27)

28	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$14.46	(5.65)%	$172,127	2.045	%(e)	2.045	%(e)	0.575	%(e)	0.575	%(e)	3.05%	144%

15.80	(15.76)	96,860	1.145		1.145		0.575		0.575		2.39	143

19.24	(1.84)	65,785	0.585		0.585		0.575		0.575		1.74	103

20.92	(14.99)	80,506	0.665		0.665		0.575		0.575		1.90	249

31.48	30.98	100,913	1.955		1.955		0.575		0.575		2.53	220

14.46	(5.88)	46,659	2.225		2.225		0.825		0.825		2.75	144

15.80	(15.97)	58,241	1.345	(e)	1.345	(e)	0.825	(e)	0.825	(e)	2.12	143

19.24	(2.09)	68,558	0.835		0.835		0.825		0.825		1.49	103

20.92	(15.20)	87,751	0.915		0.915		0.825		0.825		1.65	249

31.48	30.66	119,986	2.205		2.205		0.825		0.825		2.29	220

14.46	(6.58)	20,891	2.975		2.975		1.575		1.575		2.03	144

15.80	(16.61)	14,751	2.145	(e)	2.145	(e)	1.575	(e)	1.575	(e)	1.37	143

19.24	(2.81)	13,289	1.585		1.585		1.575		1.575		0.74	103

20.92	(15.84)	13,794	1.665		1.665		1.575		1.575		0.89	249

31.48	29.70	23,024	2.955		2.955		1.575		1.575		1.54	220

$10.40	6.47%	$34,901	0.57%		0.59%		0.53%		0.55%		4.88%	714%

10.08	(1.55)	45,204	0.52		0.57		0.51		0.56		2.80	327

10.56	(2.77)	81,791	0.51		0.56		0.51		0.56		1.36	199

10.98	8.70	71,748	0.52		0.57		0.51		0.56		1.82	385

10.28	(0.82)	48,748	0.52		0.57		0.51		0.56		2.98	345

10.40	6.36	31,578	0.67		0.69		0.63		0.65		4.75	714

10.08	(1.65)	25,346	0.62		0.67		0.61		0.66		2.73	327

10.56	(2.86)	35,225	0.61		0.66		0.61		0.66		1.25	199

10.98	8.59	42,685	0.62		0.67		0.61		0.66		1.72	385

10.28	(0.92)	32,022	0.62		0.67		0.61		0.66		2.90	345

10.40	6.05	13,008	0.97		0.99		0.93		0.95		4.48	714

10.08	(1.95)	16,476	0.92		0.97		0.91		0.96		2.48	327

10.56	(3.15)	23,580	0.91		0.96		0.91		0.96		0.96	199

10.98	8.26	28,203	0.92		0.97		0.91		0.96		1.43	385

10.28	(1.21)	24,574	0.92		0.97		0.91		0.96		2.57	345

10.40	5.26	1,186	1.72		1.74		1.68		1.70		3.74	714

10.08	(2.80)	2,383	1.67		1.72		1.66		1.71		1.72	327

10.56	(3.80)	3,607	1.66		1.71		1.66		1.71		0.21	199

10.98	7.46	4,385	1.67		1.72		1.66		1.71		0.69	385

10.28	(1.95)	4,788	1.67		1.72		1.66		1.71		1.83	345

$9.17	3.77%	$1,396,694	0.53%		0.53%		0.46%		0.46%		4.53%	286%

9.23	(2.05)	1,377,011	0.49		0.49		0.46		0.46		2.92	221

9.83	(4.39)	1,399,413	0.46		0.46		0.46		0.46		1.58	63

10.42	4.17	1,438,994	0.46		0.46		0.46		0.46		1.75	315

10.50	6.15	1,444,444	0.61		0.61		0.46		0.46		3.00	374

9.17	3.67	4,599	0.63		0.63		0.56		0.56		4.39	286

9.23	(2.14)	10,930	0.59		0.59		0.56		0.56		3.21	221

9.83	(4.49)	3,737	0.56		0.56		0.56		0.56		1.48	63

10.42	4.07	2,905	0.56		0.56		0.56		0.56		1.68	315

10.50	6.04	4,178	0.71		0.71		0.56		0.56		2.97	374

ANNUAL REPORT	|	MARCH 31, 2024	29

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Mortgage-Backed Securities Fund
Institutional Class

03/31/2024	$8.84	$0.29	$(0.03)	$0.26	$(0.49)	$0.00	$0.00	$(0.49)

03/31/2023	10.03	0.25	(0.92)	(0.67)	(0.51)	0.00	(0.01)	(0.52)

03/31/2022	10.71	0.19	(0.60)	(0.41)	(0.27)	0.00	0.00	(0.27)

03/31/2021	10.54	0.22	0.24	0.46	(0.29)	0.00	0.00	(0.29)

03/31/2020	10.45	0.31	0.16	0.47	(0.38)	0.00	0.00	(0.38)
I-2

03/31/2024	8.84	0.29	(0.04)	0.25	(0.48)	0.00	0.00	(0.48)

03/31/2023	10.03	0.24	(0.92)	(0.68)	(0.50)	0.00	(0.01)	(0.51)

03/31/2022	10.71	0.17	(0.59)	(0.42)	(0.26)	0.00	0.00	(0.26)

03/31/2021	10.54	0.20	0.25	0.45	(0.28)	0.00	0.00	(0.28)

03/31/2020	10.45	0.30	0.16	0.46	(0.37)	0.00	0.00	(0.37)
I-3

03/31/2024	8.84	0.28	(0.03)	0.25	(0.48)	0.00	0.00	(0.48)

03/31/2023	10.03	0.24	(0.93)	(0.69)	(0.49)	0.00	(0.01)	(0.50)

03/31/2022	10.71	0.17	(0.60)	(0.43)	(0.25)	0.00	0.00	(0.25)

03/31/2021	10.54	0.19	0.25	0.44	(0.27)	0.00	0.00	(0.27)

03/31/2020	10.45	0.29	0.17	0.46	(0.37)	0.00	0.00	(0.37)
Class A

03/31/2024	8.84	0.26	(0.03)	0.23	(0.46)	0.00	0.00	(0.46)

03/31/2023	10.03	0.22	(0.93)	(0.71)	(0.47)	0.00	(0.01)	(0.48)

03/31/2022	10.71	0.14	(0.59)	(0.45)	(0.23)	0.00	0.00	(0.23)

03/31/2021	10.54	0.17	0.24	0.41	(0.24)	0.00	0.00	(0.24)

03/31/2020	10.45	0.27	0.16	0.43	(0.34)	0.00	0.00	(0.34)
Class C

03/31/2024	8.84	0.19	(0.03)	0.16	(0.39)	0.00	0.00	(0.39)

03/31/2023	10.03	0.15	(0.93)	(0.78)	(0.40)	0.00	(0.01)	(0.41)

03/31/2022	10.71	0.03	(0.56)	(0.53)	(0.15)	0.00	0.00	(0.15)

03/31/2021	10.54	0.09	0.24	0.33	(0.16)	0.00	0.00	(0.16)

03/31/2020	10.45	0.19	0.16	0.35	(0.26)	0.00	0.00	(0.26)

PIMCO Mortgage Opportunities and Bond Fund
Institutional Class

03/31/2024	$9.42	$0.37	$0.22	$0.59	$(0.64)	$0.00	$0.00	$(0.64)

03/31/2023	10.50	0.40	(0.74)	(0.34)	(0.73)	0.00	(0.01)	(0.74)

03/31/2022	10.94	0.35	(0.39)	(0.04)	(0.40)	0.00	0.00	(0.40)

03/31/2021	10.37	0.38	0.63	1.01	(0.44)	0.00	0.00	(0.44)

03/31/2020	10.86	0.40	(0.41)	(0.01)	(0.48)	0.00	0.00	(0.48)
I-2

03/31/2024	9.42	0.37	0.22	0.59	(0.64)	0.00	0.00	(0.64)

03/31/2023	10.50	0.39	(0.74)	(0.35)	(0.72)	0.00	(0.01)	(0.73)

03/31/2022	10.94	0.34	(0.39)	(0.05)	(0.39)	0.00	0.00	(0.39)

03/31/2021	10.37	0.36	0.63	0.99	(0.42)	0.00	0.00	(0.42)

03/31/2020	10.86	0.39	(0.41)	(0.02)	(0.47)	0.00	0.00	(0.47)
I-3

03/31/2024	9.42	0.36	0.22	0.58	(0.63)	0.00	0.00	(0.63)

03/31/2023	10.50	0.39	(0.74)	(0.35)	(0.72)	0.00	(0.01)	(0.73)

03/31/2022	10.94	0.33	(0.38)	(0.05)	(0.39)	0.00	0.00	(0.39)

03/31/2021	10.37	0.36	0.63	0.99	(0.42)	0.00	0.00	(0.42)

03/31/2020	10.86	0.38	(0.41)	(0.03)	(0.46)	0.00	0.00	(0.46)
Class A

03/31/2024	9.42	0.34	0.22	0.56	(0.61)	0.00	0.00	(0.61)

03/31/2023	10.50	0.36	(0.74)	(0.38)	(0.69)	0.00	(0.01)	(0.70)

03/31/2022	10.94	0.31	(0.39)	(0.08)	(0.36)	0.00	0.00	(0.36)

03/31/2021	10.37	0.33	0.63	0.96	(0.39)	0.00	0.00	(0.39)

03/31/2020	10.86	0.36	(0.42)	(0.06)	(0.43)	0.00	0.00	(0.43)

30	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$8.61	3.10%	$79,153	1.27%		1.27%		0.50%		0.50%		3.44%	1,143%

8.84	(6.68)	130,619	1.11		1.11		0.50		0.50		2.75	961

10.03	(3.93)	144,523	0.50		0.50		0.50		0.50		1.80	887

10.71	4.36	128,747	0.52		0.52		0.50		0.50		2.02	909

10.54	4.55	110,220	0.75		0.75		0.50		0.50		2.95	884

8.61	3.00	39,667	1.37		1.37		0.60		0.60		3.41	1,143

8.84	(6.78)	12,605	1.21		1.21		0.60		0.60		2.64	961

10.03	(4.03)	17,815	0.60		0.60		0.60		0.60		1.63	887

10.71	4.26	28,619	0.62		0.62		0.60		0.60		1.90	909

10.54	4.45	17,379	0.85		0.85		0.60		0.60		2.85	884

8.61	2.96	475	1.47	(e)	1.52	(e)	0.65	(e)	0.70	(e)	3.33	1,143

8.84	(6.84)	158	1.16	(e)	1.21	(e)	0.65	(e)	0.70	(e)	2.56	961

10.03	(4.08)	2,669	0.65		0.70		0.65		0.70		1.55	887

10.71	4.21	4,667	0.67		0.72		0.65		0.70		1.78	909

10.54	4.41	26	0.90		0.95		0.65		0.70		2.76	884

8.61	2.69	22,261	1.67		1.67		0.90		0.90		3.04	1,143

8.84	(7.06)	24,335	1.51		1.51		0.90		0.90		2.35	961

10.03	(4.32)	29,663	0.90		0.90		0.90		0.90		1.36	887

10.71	3.95	37,503	0.92		0.92		0.90		0.90		1.62	909

10.54	4.14	33,554	1.15		1.15		0.90		0.90		2.57	884

8.61	1.93	692	2.42		2.42		1.65		1.65		2.28	1,143

8.84	(7.75)	881	2.26		2.26		1.65		1.65		1.59	961

10.03	(5.01)	1,210	1.65		1.65		1.65		1.65		0.30	887

10.71	3.17	12,991	1.67		1.67		1.65		1.65		0.87	909

10.54	3.38	12,808	1.90		1.90		1.65		1.65		1.78	884

$9.37	6.57%	$6,457,261	2.14%		2.14%		0.60%		0.60%		4.02%	1,239%

9.42	(3.14)	5,063,979	1.35		1.35		0.60		0.60		4.06	926

10.50	(0.40)	5,631,928	0.63		0.63		0.60		0.60		3.20	720

10.94	9.79	5,583,247	0.68		0.68		0.60		0.60		3.46	913

10.37	(0.24)	4,279,689	1.82		1.82		0.60		0.60		3.66	727

9.37	6.46	2,450,603	2.24		2.24		0.70		0.70		3.95	1,239

9.42	(3.24)	1,643,989	1.45		1.45		0.70		0.70		3.97	926

10.50	(0.50)	1,756,926	0.73		0.73		0.70		0.70		3.12	720

10.94	9.67	1,249,015	0.78		0.78		0.70		0.70		3.35	913

10.37	(0.34)	784,463	1.92		1.92		0.70		0.70		3.56	727

9.37	6.41	78,661	2.29		2.34		0.75		0.80		3.88	1,239

9.42	(3.29)	75,482	1.50		1.55		0.75		0.80		3.93	926

10.50	(0.55)	70,707	0.78		0.83		0.75		0.80		3.08	720

10.94	9.63	46,548	0.83		0.88		0.75		0.80		3.36	913

10.37	(0.38)	40,482	1.97		2.02		0.75		0.80		3.53	727

9.37	6.14	208,197	2.54		2.54		1.00		1.00		3.64	1,239

9.42	(3.53)	226,211	1.75		1.75		1.00		1.00		3.68	926

10.50	(0.80)	187,669	1.03		1.03		1.00		1.00		2.81	720

10.94	9.34	172,679	1.08		1.08		1.00		1.00		3.08	913

10.37	(0.64)	154,403	2.22		2.22		1.00		1.00		3.27	727

ANNUAL REPORT	|	MARCH 31, 2024	31

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Mortgage Opportunities and Bond Fund (Cont.)
Class C

03/31/2024	$9.42	$0.26	$0.23	$0.49	$(0.54)	$0.00	$0.00	$(0.54)

03/31/2023	10.50	0.29	(0.74)	(0.45)	(0.62)	0.00	(0.01)	(0.63)

03/31/2022	10.94	0.22	(0.38)	(0.16)	(0.28)	0.00	0.00	(0.28)

03/31/2021	10.37	0.25	0.63	0.88	(0.31)	0.00	0.00	(0.31)

03/31/2020	10.86	0.27	(0.41)	(0.14)	(0.35)	0.00	0.00	(0.35)

PIMCO Total Return Fund II
Institutional Class

03/31/2024	$8.26	$0.30	$(0.08)	$0.22	$(0.30)	$0.00	$0.00	$(0.30)

03/31/2023	8.98	0.22	(0.71)	(0.49)	(0.23)	0.00	0.00	(0.23)

03/31/2022	9.52	0.12	(0.52)	(0.40)	(0.14)	0.00	0.00	(0.14)

03/31/2021	9.98	0.17	0.04	0.21	(0.19)	(0.47)	(0.01)	(0.67)

03/31/2020	9.64	0.29	0.46	0.75	(0.31)	(0.10)	0.00	(0.41)
I-2

03/31/2024	8.26	0.30	(0.09)	0.21	(0.29)	0.00	0.00	(0.29)

03/31/2023	8.98	0.21	(0.71)	(0.50)	(0.22)	0.00	0.00	(0.22)

03/31/2022	9.52	0.11	(0.52)	(0.41)	(0.13)	0.00	0.00	(0.13)

03/31/2021	9.98	0.15	0.05	0.20	(0.18)	(0.47)	(0.01)	(0.66)

03/31/2020	9.64	0.27	0.47	0.74	(0.30)	(0.10)	0.00	(0.40)

PIMCO Total Return Fund IV
Institutional Class

03/31/2024	$9.46	$0.35	$(0.09)	$0.26	$(0.26)	$0.00	$(0.07)	$(0.33)

03/31/2023	10.31	0.25	(0.76)	(0.51)	(0.34)	0.00	0.00	(0.34)

03/31/2022	10.96	0.20	(0.65)	(0.45)	(0.20)	0.00	0.00	(0.20)

03/31/2021	10.85	0.23	0.11	0.34	(0.12)	0.00	(0.11)	(0.23)

03/31/2020	10.40	0.29	0.46	0.75	(0.30)	0.00	0.00	(0.30)
Class A

03/31/2024	9.46	0.32	(0.09)	0.23	(0.23)	0.00	(0.07)	(0.30)

03/31/2023	10.31	0.21	(0.75)	(0.54)	(0.31)	0.00	0.00	(0.31)

03/31/2022	10.96	0.16	(0.65)	(0.49)	(0.16)	0.00	0.00	(0.16)

03/31/2021	10.85	0.19	0.11	0.30	(0.08)	0.00	(0.11)	(0.19)

03/31/2020	10.40	0.25	0.46	0.71	(0.26)	0.00	0.00	(0.26)

PIMCO Total Return Fund V
Institutional Class

05/01/2023 - 03/31/2024	$10.00	$0.41	$(0.24)	$0.17	$(0.43)	$0.00	$0.00	$(0.43)

PIMCO Total Return ESG Fund
Institutional Class

03/31/2024	$7.67	$0.25	$(0.04)	$0.21	$(0.16)	$0.00	$(0.12)	$(0.28)

03/31/2023	8.64	0.22	(0.84)	(0.62)	(0.35)	0.00	0.00	(0.35)

03/31/2022	9.33	0.20	(0.62)	(0.42)	(0.20)	(0.07)	0.00	(0.27)

03/31/2021	9.38	0.21	0.17	0.38	(0.23)	(0.20)	0.00	(0.43)

03/31/2020	9.04	0.27	0.39	0.66	(0.32)	0.00	0.00	(0.32)
I-2

03/31/2024	7.67	0.24	(0.04)	0.20	(0.15)	0.00	(0.12)	(0.27)

03/31/2023	8.64	0.21	(0.84)	(0.63)	(0.34)	0.00	0.00	(0.34)

03/31/2022	9.33	0.19	(0.62)	(0.43)	(0.19)	(0.07)	0.00	(0.26)

03/31/2021	9.38	0.20	0.17	0.37	(0.22)	(0.20)	0.00	(0.42)

03/31/2020	9.04	0.26	0.39	0.65	(0.31)	0.00	0.00	(0.31)
I-3

03/31/2024	7.67	0.24	(0.04)	0.20	(0.15)	0.00	(0.12)	(0.27)

07/29/2022 - 03/31/2023	8.20	0.16	(0.42)	(0.26)	(0.27)	0.00	0.00	(0.27)

32	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$9.37	5.36%	$29,109	3.29%		3.29%		1.75%		1.75%		2.83%	1,239%

9.42	(4.26)	25,259	2.50		2.50		1.75		1.75		2.92	926

10.50	(1.54)	30,577	1.78		1.78		1.75		1.75		2.05	720

10.94	8.52	31,626	1.83		1.83		1.75		1.75		2.35	913

10.37	(1.39)	34,354	2.97		2.97		1.75		1.75		2.51	727

$8.18	2.73%	$601,591	0.57%		0.57%		0.50%		0.50%		3.70%	387%

8.26	(5.40)	559,913	0.52		0.52		0.50		0.50		2.66	371

8.98	(4.28)	611,583	0.50		0.50		0.50		0.50		1.26	293

9.52	2.01	605,257	0.50		0.50		0.50		0.50		1.67	483

9.98	7.85	554,187	0.76		0.76		0.50		0.50		2.91	607

8.18	2.63	36,778	0.67		0.67		0.60		0.60		3.68	387

8.26	(5.49)	5,353	0.62		0.62		0.60		0.60		2.56	371

8.98	(4.38)	7,769	0.60		0.60		0.60		0.60		1.15	293

9.52	1.90	11,474	0.60		0.60		0.60		0.60		1.52	483

9.98	7.74	4,034	0.86		0.86		0.60		0.60		2.78	607

$9.39	2.86%	$260,708	0.67%		0.67%		0.50%		0.50%		3.83%	340%

9.46	(4.89)	233,338	0.52		0.52		0.50		0.50		2.59	383

10.31	(4.20)	316,993	0.50		0.50		0.50		0.50		1.80	278

10.96	3.13	449,336	0.52		0.52		0.50		0.50		2.08	403

10.85	7.22	415,646	0.80		0.80		0.50		0.50		2.68	401

9.39	2.50	11,053	1.02		1.02		0.85		0.85		3.47	340

9.46	(5.22)	11,290	0.87		0.87		0.85		0.85		2.22	383

10.31	(4.53)	14,481	0.85		0.85		0.85		0.85		1.45	278

10.96	2.77	17,292	0.87		0.87		0.85		0.85		1.73	403

10.85	6.85	15,733	1.15		1.15		0.85		0.85		2.30	401

$9.74	1.77%	$153,897	0.53	%*	0.66	%*	0.50	%*	0.63	%*	4.64%*	321%

$7.60	2.86%	$1,601,878	0.82%		0.82%		0.50%		0.50%		3.37%	468%

7.67	(7.17)	1,803,296	0.61		0.61		0.50		0.50		2.79	391

8.64	(4.61)	2,054,386	0.51		0.51		0.50		0.50		2.15	184

9.33	3.97	1,774,662	0.53		0.53		0.50		0.50		2.21	327

9.38	7.40	1,230,121	0.96		0.96		0.50		0.50		2.85	396

7.60	2.76	246,329	0.92		0.92		0.60		0.60		3.27	468

7.67	(7.26)	276,253	0.71		0.71		0.60		0.60		2.67	391

8.64	(4.71)	402,434	0.61		0.61		0.60		0.60		2.05	184

9.33	3.86	331,326	0.63		0.63		0.60		0.60		2.11	327

9.38	7.30	214,088	1.06		1.06		0.60		0.60		2.73	396

7.60	2.71	6,651	0.97		1.02		0.65		0.70		3.22	468

7.67	(3.14)	4,691	0.71	(e)*	0.76	(e)*	0.65	(e)*	0.70	(e)*	3.03 *	391

ANNUAL REPORT	|	MARCH 31, 2024	33

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Total Return ESG Fund (Cont.)
Administrative Class

03/31/2024	$7.67	$0.23	$(0.04)	$0.19	$(0.14)	$0.00	$(0.12)	$(0.26)

03/31/2023	8.64	0.20	(0.84)	(0.64)	(0.33)	0.00	0.00	(0.33)

03/31/2022	9.33	0.18	(0.62)	(0.44)	(0.18)	(0.07)	0.00	(0.25)

03/31/2021	9.38	0.20	0.16	0.36	(0.21)	(0.20)	0.00	(0.41)

03/31/2020	9.04	0.24	0.40	0.64	(0.30)	0.00	0.00	(0.30)
Class A

03/31/2024	7.67	0.22	(0.04)	0.18	(0.13)	0.00	(0.12)	(0.25)

03/31/2023	8.64	0.19	(0.85)	(0.66)	(0.31)	0.00	0.00	(0.31)

03/31/2022	9.33	0.16	(0.61)	(0.45)	(0.17)	(0.07)	0.00	(0.24)

03/31/2021	9.38	0.16	0.18	0.34	(0.19)	(0.20)	0.00	(0.39)

02/03/2020 - 03/31/2020	9.49	0.03	(0.10)	(0.07)	(0.04)	0.00	0.00	(0.04)
Class C

03/31/2024	7.67	0.17	(0.05)	0.12	(0.07)	0.00	(0.12)	(0.19)

03/31/2023	8.64	0.13	(0.84)	(0.71)	(0.26)	0.00	0.00	(0.26)

03/31/2022	9.33	0.09	(0.61)	(0.52)	(0.10)	(0.07)	0.00	(0.17)

03/31/2021	9.38	0.09	0.18	0.27	(0.12)	(0.20)	0.00	(0.32)

02/03/2020 - 03/31/2020	9.49	0.02	(0.11)	(0.09)	(0.02)	0.00	0.00	(0.02)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
~	A one for four reverse share split, effective March 24, 2023, has been retroactively applied. See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)

Expense ratio as presented is calculated based on average net assets for the period presented. Due to significant fluctuations in total net assets during the period, the expense ratio to average net assets differs from the total operating expense ratio in effect for each class. See Note 9, Fees and Expenses in the Notes to Financial Statements for additional information on how the Fund’s expenses are calculated.

34	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$7.60	2.61%	$16,259	1.07%		1.07%		0.75%		0.75%		3.12%		468%

7.67	(7.40)	18,147	0.86		0.86		0.75		0.75		2.54		391

8.64	(4.85)	21,552	0.76		0.76		0.75		0.75		1.89		184

9.33	3.71	20,325	0.78		0.78		0.75		0.75		2.04		327

9.38	7.14	36,533	1.21		1.21		0.75		0.75		2.63		396

7.60	2.45	13,527	1.22		1.22		0.90		0.90		2.96		468

7.67	(7.54)	17,280	1.01		1.01		0.90		0.90		2.40		391

8.64	(4.99)	15,988	0.91		0.91		0.90		0.90		1.74		184

9.33	3.56	8,282	0.93		0.93		0.90		0.90		1.68		327

9.38	(0.79)	104	1.36	*	1.36	*	0.90	*	0.90	*	2.29	*	396

7.60	1.70	728	1.97		1.97		1.65		1.65		2.21		468

7.67	(8.24)	1,006	1.76		1.76		1.65		1.65		1.67		391

8.64	(5.71)	847	1.66		1.66		1.65		1.65		1.00		184

9.33	2.80	523	1.68		1.68		1.65		1.65		0.95		327

9.38	(0.90)	12	2.11	*	2.11	*	1.65	*	1.65	*	1.52	*	396

ANNUAL REPORT	|	MARCH 31, 2024	35

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Dynamic Bond Fund	PIMCO Extended Duration Fund	PIMCO GNMA and Government Securities Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund	PIMCO Low Duration Opportunities Fund

Assets:

Investments, at value
Investments in securities*	$3,698,416	$1,324,858	$3,402,723	$4,998,485	$1,691,055	$110,876
Investments in Affiliates	192,251	28,601	3,955	71,752	24,358	3,091
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,696	1,170	1,289	3,115	487	67
Over the counter	9,071	440	3,263	2,623	0	205
Cash	0	0	0	1	1	0
Deposits with counterparty	6,946	8,565	19,439	7,547	7,296	1,538
Foreign currency, at value	6,484	1,040	0	5,462	0	258
Receivable for investments sold	110,688	67,170	46,655	1,670,259	671,225	1
Receivable for investments sold on a delayed-delivery basis	0	38,975	0	15,213	0	0
Receivable for TBA investments sold	1,105,235	33,979	2,840,156	211,848	58,254	27,433
Receivable for Fund shares sold	1,557	1,787	1,160	4,226	501	32
Interest and/or dividends receivable	15,980	4,085	6,099	40,034	11,447	472
Dividends receivable from Affiliates	699	113	27	535	215	21
Reimbursement receivable from PIMCO	98	0	3	0	0	0
Total Assets	5,150,121	1,510,783	6,324,769	7,031,100	2,464,839	143,994

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$5,772	$413,409	$358,158	$3,382,933	$981,387	$0
Payable for sale-buyback transactions	0	372,058	1,645	203,001	112,184	0
Payable for short sales	124,831	0	1,124,737	81,620	83	3,487
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,340	966	488	2,401	498	71
Over the counter	4,838	303	2,442	1,109	100	530
Payable for investments purchased	179,073	51,108	1,000	18,147	140,476	14
Payable for investments in Affiliates purchased	819	131	36	579	217	23
Payable for TBA investments purchased	2,338,573	92,400	3,391,899	670,006	160,960	59,077
Deposits from counterparty	6,552	0	7,892	3,928	0	0
Payable for Fund shares redeemed	3,139	1,592	1,372	9,856	3,001	66
Distributions payable	1,130	0	473	338	135	7
Overdraft due to custodian	166	0	0	0	0	0
Accrued investment advisory fees	1,076	123	300	572	200	17
Accrued supervisory and administrative fees	529	125	387	590	242	25
Accrued distribution fees	7	0	8	6	13	1
Accrued servicing fees	35	0	46	9	14	3
Accrued reimbursement to PIMCO	0	0	0	0	0	0
Foreign capital gains tax payable	0	0	0	0	0	0
Other liabilities	0	24	0	8	0	0
Total Liabilities	2,668,880	932,239	4,890,883	4,375,103	1,399,510	63,321

Commitments and Contingent Liabilities^

Net Assets	$2,481,241	$578,544	$1,433,886	$2,655,997	$1,065,329	$80,673

Net Assets Consist of:

Paid in capital	$3,195,878	$985,283	$1,684,725	$3,807,440	$1,578,935	$89,415
Distributable earnings (accumulated loss)	(714,637)	(406,739)	(250,839)	(1,151,443)	(513,606)	(8,742)

Net Assets	$2,481,241	$578,544	$1,433,886	$2,655,997	$1,065,329	$80,673

Cost of investments in securities	$3,937,401	$1,681,140	$3,503,211	$5,489,993	$1,823,951	$113,552
Cost of investments in Affiliates	$192,276	$29,210	$3,956	$73,392	$24,359	$3,092
Cost of foreign currency held	$6,514	$1,046	$0	$5,461	$0	$268
Proceeds received on short sales	$124,912	$0	$1,126,399	$81,589	$83	$3,499
Cost or premiums of financial derivative instruments, net	$11,066	$(2,194)	$647	$2,566	$(135)	$(785)

* Includes repurchase agreements of:	$397,375	$1,350	$2,097	$3,005	$2,265	$22,359

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 9, Fees and expenses, in the Notes to Financial statements for more information.

36	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

PIMCO Moderate Duration Fund	PIMCO Mortgage-Backed Securities Fund	PIMCO Mortgage Opportunities and Bond Fund	PIMCO Total Return Fund II	PIMCO Total Return Fund IV	PIMCO Total Return Fund V	PIMCO Total Return ESG Fund

$1,845,894	$263,155	$20,120,544	$920,028	$364,959	$172,967	$2,664,028
22,949	1,811	133,892	19,560	196	0	0

680	185	12,134	88	122	51	837
1,703	380	112,142	0	218	112	3,544
1	1	700	1	18	575	313
22,956	3,824	25,761	5,094	3,815	2,563	20,527
2,854	0	2,468	0	437	101	2,970
71,171	27	101,074	18,394	0	669	610
166	0	0	99	0	0	709
127,643	105,508	15,141,520	175,963	37,708	25,811	584,238
1,845	199	17,669	251	883	15	3,170
11,387	536	53,808	4,221	1,915	932	12,909
188	2	322	175	6	0	0
0	0	3	0	0	0	0
2,109,437	375,628	35,722,037	1,143,874	410,277	203,796	3,293,855

$356,473	$21,148	$1,282,298	$49,471	$0	$0	$75,106
12,666	0	10,515	27,805	6,560	0	92,992
36,142	38,800	4,862,660	46,820	0	2,830	27,781

1,525	74	7,311	253	159	67	1,268
1,016	246	37,278	166	88	50	2,175
6,623	0	2,998	951	1,859	3,194	21,670
202	3	401	190	7	0	0
289,457	172,156	20,146,008	378,248	128,858	43,616	1,180,272
971	538	103,383	310	0	2	3,411
1,583	335	34,167	667	850	75	2,586
943	9	6,203	353	17	0	392
0	0	0	0	0	0	0
295	30	2,720	134	58	32	396
248	36	2,193	137	58	32	420
0	0	18	0	0	0	4
0	5	53	0	2	0	3
0	0	0	0	0	1	0
0	0	0	0	0	0	7
0	0	0	0	0	0	0
708,144	233,380	26,498,206	505,505	138,516	49,899	1,408,483

$1,401,293	$142,248	$9,223,831	$638,369	$271,761	$153,897	$1,885,372

$1,567,510	$187,022	$10,363,675	$739,080	$322,196	$154,117	$2,343,915
(166,217)	(44,774)	(1,139,844)	(100,711)	(50,435)	(220)	(458,543)

$1,401,293	$142,248	$9,223,831	$638,369	$271,761	$153,897	$1,885,372

$1,880,895	$275,482	$20,961,174	$968,032	$381,701	$172,825	$2,874,858
$23,450	$1,811	$133,898	$19,979	$196	$0	$0
$2,913	$0	$2,464	$0	$446	$102	$3,013
$36,298	$38,810	$4,875,530	$46,899	$0	$2,813	$27,721
$3,541	$(54)	$387,987	$2,919	$(817)	$302	$15,042

$6,751	$1,870	$758	$5,032	$558	$17,600	$10,477

ANNUAL REPORT	|	MARCH 31, 2024	37

Statements of Assets and Liabilities	(Cont.)

	PIMCO Dynamic Bond Fund	PIMCO Extended Duration Fund	PIMCO GNMA and Government Securities Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund	PIMCO Low Duration Opportunities Fund

Net Assets:

Institutional Class	$2,110,254	$551,213	$592,930	$2,475,471	$825,652	$34,901
I-2	187,383	27,331	542,230	137,542	172,127	31,578
I-3	16,639	N/A	79,892	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A
Class A	152,069	N/A	206,659	33,424	46,659	13,008
Class C	10,084	N/A	12,175	9,560	20,891	1,186
Class R	4,812	N/A	N/A	N/A	N/A	N/A

Shares Issued and Outstanding:

Institutional Class	214,654	39,282	63,459	341,874	57,094	3,355
I-2	19,060	1,948	58,033	18,995	11,903	3,036
I-3	1,692	N/A	8,551	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A
Class A	15,468	N/A	22,118	4,616	3,226	1,250
Class C	1,026	N/A	1,303	1,321	1,445	114
Class R	489	N/A	N/A	N/A	N/A	N/A

Net Asset Value Per Share Outstanding(a):

Institutional Class	$9.83	$14.03	$9.34	$7.24	$14.46	$10.40
I-2	9.83	14.03	9.34	7.24	14.46	10.40
I-3	9.83	N/A	9.34	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A
Class A	9.83	N/A	9.34	7.24	14.46	10.40
Class C	9.83	N/A	9.34	7.24	14.46	10.40
Class R	9.83	N/A	N/A	N/A	N/A	N/A

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

38	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

PIMCO Moderate Duration Fund	PIMCO Mortgage-Backed Securities Fund	PIMCO Mortgage Opportunities and Bond Fund	PIMCO Total Return Fund II	PIMCO Total Return Fund IV	PIMCO Total Return Fund V	PIMCO Total Return ESG Fund

$1,396,694	$79,153	$6,457,261	$601,591	$260,708	$153,897	$1,601,878
4,599	39,667	2,450,603	36,778	N/A	N/A	246,329
N/A	475	78,661	N/A	N/A	N/A	6,651
N/A	N/A	N/A	N/A	N/A	N/A	16,259
N/A	22,261	208,197	N/A	11,053	N/A	13,527
N/A	692	29,109	N/A	N/A	N/A	728
N/A	N/A	N/A	N/A	N/A	N/A	N/A

152,283	9,195	689,152	73,560	27,775	15,800	210,815
501	4,608	261,540	4,497	N/A	N/A	32,418
N/A	55	8,395	N/A	N/A	N/A	875
N/A	N/A	N/A	N/A	N/A	N/A	2,140
N/A	2,586	22,220	N/A	1,178	N/A	1,780
N/A	80	3,107	N/A	N/A	N/A	96
N/A	N/A	N/A	N/A	N/A	N/A	N/A

$9.17	$8.61	$9.37	$8.18	$9.39	$9.74	$7.60
9.17	8.61	9.37	8.18	N/A	N/A	7.60
N/A	8.61	9.37	N/A	N/A	N/A	7.60
N/A	N/A	N/A	N/A	N/A	N/A	7.60
N/A	8.61	9.37	N/A	9.39	N/A	7.60
N/A	8.61	9.37	N/A	N/A	N/A	7.60
N/A	N/A	N/A	N/A	N/A	N/A	N/A

ANNUAL REPORT	|	MARCH 31, 2024	39

Statements of Operations

Year Ended March 31, 2024
(Amounts in thousands†)	PIMCO Dynamic Bond Fund	PIMCO Extended Duration Fund	PIMCO GNMA and Government Securities Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund	PIMCO Low Duration Opportunities Fund

Investment Income:

Interest, net of foreign taxes*	$135,758	$49,657	$63,952	$177,818	$53,114	$4,524
Dividends	357	0	0	0	0	3
Dividends from Investments in Affiliates	1,082	1,353	2,205	6,813	393	41
Miscellaneous income	919	3	0	43	0	9
Total Income	138,116	51,013	66,157	184,674	53,507	4,577

Expenses:

Investment advisory fees	12,498	1,568	3,245	7,236	2,405	210
Supervisory and administrative fees	6,160	1,604	4,191	7,460	2,868	303
Distribution and/or servicing fees - Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A
Distribution and/or servicing fees - Class A	393	N/A	516	112	126	36
Distribution and/or servicing fees - Class C	102	N/A	131	69	166	16
Distribution and/or servicing fees - Class R	24	N/A	N/A	N/A	N/A	N/A
Trustee fees	16	4	8	19	7	1
Interest expense	3,316	35,755	12,520	72,362	14,975	39
Organizational expense	0	0	0	0	0	0
Miscellaneous expense	125	0	0	54	0	8
Total Expenses	22,634	38,931	20,611	87,312	20,547	613
Waiver and/or Reimbursement by PIMCO	(660)	0	(37)	0	0	(15)
Net Expenses	21,974	38,931	20,574	87,312	20,547	598

Net Investment Income (Loss)	116,142	12,082	45,583	97,362	32,960	3,979

Net Realized Gain (Loss):

Investments in securities	(23,975)	(54,556)	(21,049)	(211,723)	(97,912)	(1,260)
Investments in Affiliates	(13)	(2)	8	79	(5)	(1)
Exchange-traded or centrally cleared financial derivative instruments	(19,483)	35,568	9,536	48,717	15,428	(1,699)
Over the counter financial derivative instruments	(13,935)	293	2,491	(4,381)	1,403	172
Short sales	0	0	0	0	0	0
Foreign currency	826	(83)	0	(502)	0	106

Net Realized Gain (Loss)	(56,580)	(18,780)	(9,014)	(167,810)	(81,086)	(2,682)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	38,264	(78,418)	(5,445)	19,600	(18,668)	1,593
Investments in Affiliates	(25)	350	(11)	954	2	1
Exchange-traded or centrally cleared financial derivative instruments	50,643	12,710	9,752	28,060	3,973	2,395
Over the counter financial derivative instruments	19,593	942	610	6,868	604	(100)
Short sales	0	0	0	0	0	0
Foreign currency assets and liabilities	439	(5)	0	(16)	0	(17)

Net Change in Unrealized Appreciation (Depreciation)	108,914	(64,421)	4,906	55,466	(14,089)	3,872

Net Increase (Decrease) in Net Assets Resulting from Operations	$168,476	$(71,119)	$41,475	$(14,982)	$(62,215)	$5,169

* Foreign tax withholdings	$0	$0	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of the Fund was May 01, 2023.

40	PIMCO BOND FUNDS	See Accompanying Notes

PIMCO Moderate Duration Fund	PIMCO Mortgage-Backed Securities Fund	PIMCO Mortgage Opportunities and Bond Fund	PIMCO Total Return Fund II	PIMCO Total Return Fund IV	PIMCO Total Return Fund V(a)	PIMCO Total Return ESG Fund

$67,111	$6,242	$488,960	$22,382	$10,987	$5,061	$81,349
0	0	0	0	0	0	0
1,501	400	6,778	2,380	156	0	0
89	0	3	3	11	0	134
68,701	6,642	495,741	24,765	11,154	5,061	81,483

3,397	351	28,120	1,446	619	244	4,863
2,860	408	22,604	1,465	630	243	5,136
N/A	N/A	N/A	N/A	N/A	N/A	40
N/A	58	530	N/A	27	N/A	30
N/A	7	254	N/A	N/A	N/A	8
N/A	N/A	N/A	N/A	N/A	N/A	N/A
9	1	49	4	1	3	13
912	1,090	123,814	416	425	25	6,181
0	0	0	0	0	139	0
8	2	7	0	0	0	1
7,186	1,917	175,378	3,331	1,702	654	16,272
0	(0)	(39)	0	0	(138)	(3)
7,186	1,917	175,339	3,331	1,702	516	16,269

61,515	4,725	320,402	21,434	9,452	4,545	65,214

(7,624)	(5,676)	(76,331)	(13,597)	(8,400)	157	(86,061)
(13)	25	188	34	5	0	0
(8,639)	6,027	(56,037)	3,147	(419)	(1,180)	3,351
(825)	61	3,498	440	(844)	60	1,385
0	40	0	0	0	0	0
(82)	0	(626)	0	(66)	7	119

(17,183)	477	(129,308)	(9,976)	(9,724)	(956)	(81,206)

4,931	2,297	70,214	3,088	5,810	125	45,254
324	(4)	(9)	256	0	0	0
(3,904)	(3,011)	267,461	2,356	1,077	779	14,974
1,798	(49)	(6,030)	(25)	572	56	4,836
0	(19)	0	0	0	0	0
95	0	14	2	(20)	(6)	180

3,244	(786)	331,650	5,677	7,439	954	65,244

$47,576	$4,416	$522,744	$17,135	$7,167	$4,543	$49,252

$0	$0	$0	$0	$0	$0	$6

ANNUAL REPORT	|	MARCH 31, 2024	41

Statements of Changes in Net Assets

	PIMCO Dynamic Bond Fund		PIMCO Extended Duration Fund		PIMCO GNMA and Government Securities Fund		PIMCO Long Duration Total Return Fund

(Amounts in thousands†)	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$116,142	$106,900	$12,082	$18,856	$45,583	$21,806	$97,362	$106,606
Net realized gain (loss)	(56,580)	(46,467)	(18,780)	26,360	(9,014)	(32,908)	(167,810)	(340,986)
Net change in unrealized appreciation (depreciation)	108,914	(161,551)	(64,421)	(224,571)	4,906	(63,002)	55,466	(245,680)

Net Increase (Decrease) in Net Assets Resulting from Operations	168,476	(101,118)	(71,119)	(179,355)	41,475	(74,104)	(14,982)	(480,060)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(87,605)	(102,983)	(26,881)	(18,116)	(21,865)	(20,842)	(95,137)	(104,250)
I-2	(9,121)	(11,845)	(1,633)	(901)	(18,553)	(16,330)	(5,067)	(3,275)
I-3	(469)	(272)	N/A	N/A	(2,931)	(1,154)	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class A	(6,608)	(7,523)	N/A	N/A	(7,574)	(9,157)	(1,429)	(936)
Class C	(336)	(472)	N/A	N/A	(383)	(564)	(163)	(68)
Class R	(194)	(193)	N/A	N/A	N/A	N/A	N/A	N/A

Tax basis return of capital
Institutional Class	0	0	0	0	0	(634)	0	0
I-2	0	0	0	0	0	(507)	0	0
I-3	0	0	N/A	N/A	0	(33)	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class A	0	0	N/A	N/A	0	(301)	0	0
Class C	0	0	N/A	N/A	0	(22)	0	0
Class R	0	0	N/A	N/A	N/A	N/A	N/A	N/A

Total Distributions(a)	(104,333)	(123,288)	(28,514)	(19,017)	(51,306)	(49,544)	(101,796)	(108,529)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions*	7,656	(1,082,784)	30,174	114,111	213,032	156,239	(336,218)	110,352

Total Increase (Decrease) in Net Assets	71,799	(1,307,190)	(69,459)	(84,261)	203,201	32,591	(452,996)	(478,237)

Net Assets:

Beginning of year	2,409,442	3,716,632	648,003	732,264	1,230,685	1,198,094	3,108,993	3,587,230
End of year	$2,481,241	$2,409,442	$578,544	$648,003	$1,433,886	$1,230,685	$2,655,997	$3,108,993

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

42	PIMCO BOND FUNDS	See Accompanying Notes

PIMCO Long-Term U.S. Government Fund		PIMCO Low Duration Opportunities Fund		PIMCO Moderate Duration Fund		PIMCO Mortgage-Backed Securities Fund		PIMCO Mortgage Opportunities and Bond Fund

Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023

$32,960	$16,959	$3,979	$3,404	$61,515	$40,646	$4,725	$4,245	$320,402	$274,585
(81,086)	(86,650)	(2,682)	(3,850)	(17,183)	(86,785)	477	(11,510)	(129,308)	96,817
(14,089)	(27,708)	3,872	(3,494)	3,244	17,355	(786)	(5,471)	331,650	(613,293)

(62,215)	(97,399)	5,169	(3,940)	47,576	(28,784)	4,416	(12,736)	522,744	(241,891)

(27,616)	(14,463)	(1,244)	(2,057)	(48,603)	(57,826)	(5,489)	(6,305)	(401,604)	(361,234)
(3,977)	(2,043)	(880)	(837)	(263)	(254)	(1,187)	(751)	(139,451)	(113,768)
N/A	N/A	N/A	N/A	N/A	N/A	(19)	(69)	(5,378)	(4,763)
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
(1,416)	(1,301)	(389)	(508)	N/A	N/A	(1,232)	(1,324)	(14,052)	(13,395)
(344)	(201)	(31)	(52)	N/A	N/A	(32)	(41)	(1,482)	(1,667)
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

0	0	0	0	(10,704)	0	0	(147)	0	(6,091)
0	0	0	0	(37)	0	0	(18)	0	(1,901)
N/A	N/A	N/A	N/A	N/A	N/A	0	(2)	0	(78)
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
0	0	0	0	N/A	N/A	0	(33)	0	(222)
0	0	0	0	N/A	N/A	0	(1)	0	(33)
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(33,353)	(18,008)	(2,544)	(3,454)	(59,607)	(58,080)	(7,959)	(8,691)	(561,967)	(503,152)

267,886	343,228	(11,361)	(47,400)	25,383	71,655	(22,807)	(5,855)	2,228,134	102,156

172,318	227,821	(8,736)	(54,794)	13,352	(15,209)	(26,350)	(27,282)	2,188,911	(642,887)

893,011	665,190	89,409	144,203	1,387,941	1,403,150	168,598	195,880	7,034,920	7,677,807
$1,065,329	$893,011	$80,673	$89,409	$1,401,293	$1,387,941	$142,248	$168,598	$9,223,831	$7,034,920

ANNUAL REPORT	|	MARCH 31, 2024	43

Statements of Changes in Net Assets	(Cont.)

	PIMCO Total Return Fund II		PIMCO Total Return Fund IV		PIMCO Total Return Fund V	PIMCO Total Return ESG Fund

(Amounts in thousands†)	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023	Inception Date through March 31, 2024(a)	Year Ended March 31, 2024	Year Ended March 31, 2023

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$21,434	$15,039	$9,452	$7,896	$4,545	$65,214	$61,456
Net realized gain (loss)	(9,976)	(24,818)	(9,724)	(17,671)	(956)	(81,206)	(147,901)
Net change in unrealized appreciation (depreciation)	5,677	(23,539)	7,439	(7,131)	954	65,244	(97,475)

Net Increase (Decrease) in Net Assets Resulting from Operations	17,135	(33,318)	7,167	(16,906)	4,543	49,252	(183,920)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(20,703)	(15,557)	(6,532)	(10,385)	(4,763)	(34,978)	(80,590)
I-2	(671)	(146)	N/A	N/A	N/A	(4,857)	(13,498)
I-3	N/A	N/A	N/A	N/A	N/A	(105)	(32	)(b)
Administrative Class	N/A	N/A	N/A	N/A	N/A	(295)	(785)
Class A	N/A	N/A	(259)	(388)	N/A	(201)	(627)
Class C	N/A	N/A	N/A	N/A	N/A	(7)	(27)
Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Tax basis return of capital
Institutional Class	0	0	(1,987)	0	0	(27,731)	0
I-2	0	0	N/A	N/A	N/A	(4,041)	0
I-3	N/A	N/A	N/A	N/A	N/A	(89)	0	(b)
Administrative Class	N/A	N/A	N/A	N/A	N/A	(265)	0
Class A	N/A	N/A	(86)	0	N/A	(198)	0
Class C	N/A	N/A	N/A	N/A	N/A	(14)	0
Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total Distributions(c)	(21,374)	(15,703)	(8,864)	(10,773)	(4,763)	(72,781)	(95,559)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions*	77,342	(5,065)	28,830	(59,167)	154,117	(211,772)	(95,055)

Total Increase (Decrease) in Net Assets	73,103	(54,086)	27,133	(86,846)	153,897	(235,301)	(374,534)

Net Assets:

Beginning of year	565,266	619,352	244,628	331,474	0	2,120,673	2,495,207
End of year	$638,369	$565,266	$271,761	$244,628	$153,897	$1,885,372	$2,120,673

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of the Fund was May 01, 2023.
(b)	Inception date of the Class I-3 was July 29, 2022.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

44	PIMCO BOND FUNDS	See Accompanying Notes

Statements of Cash Flows

Year Ended March 31, 2024
(Amounts in thousands†)	PIMCO Extended Duration Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(71,119)	$(14,982)	$(62,215)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(1,751,600)	(8,588,944)	(2,668,008)
Proceeds from sales of long-term securities	1,564,944	7,817,937	2,016,850
(Purchases) Proceeds from sales of short-term portfolio investments, net	(6,401)	(8,807)	5,928
(Increase) decrease in deposits with counterparty	(3,505)	(767)	(3,560)
(Increase) decrease in receivable for investments sold	109,382	(751,168)	(657,402)
(Increase) decrease in interest and/or dividends receivable	(341)	(6,284)	(2,663)
(Increase) decrease in dividends receivable from Affiliates	(16)	(139)	(214)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	44,179	72,018	17,986
Proceeds from (Payments on) over the counter financial derivative instruments	176	(4,531)	1,442
Increase (decrease) in payable for investments purchased	(158,060)	(9,587)	150,580
Increase (decrease) in deposits from counterparty	(2,135)	(3,908)	(895)
Increase (decrease) in accrued investment advisory fees	(19)	(109)	24
Increase (decrease) in accrued supervisory and administrative fees	(20)	(108)	32
Increase (decrease) in accrued distribution fees	0	3	4
Increase (decrease) in accrued servicing fees	0	(4)	(2)
Proceeds from (Payments on) short sales transactions, net	0	61,057	(1)
Proceeds from (Payments on) foreign currency transactions	(88)	(518)	0
Increase (decrease) in other liabilities	(1)	0	0
Net Realized (Gain) Loss
Investments in securities	54,556	211,723	97,912
Investments in Affiliates	2	(79)	5
Exchange-traded or centrally cleared financial derivative instruments	(35,568)	(48,717)	(15,428)
Over the counter financial derivative instruments	(293)	4,381	(1,403)
Foreign currency	83	502	0
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	78,418	(19,600)	18,668
Investments in Affiliates	(350)	(954)	(2)
Exchange-traded or centrally cleared financial derivative instruments	(12,710)	(28,060)	(3,973)
Over the counter financial derivative instruments	(942)	(6,868)	(604)
Foreign currency assets and liabilities	5	16	0
Net amortization (accretion) on investments	(22,927)	(16,212)	(2,876)

Net Cash Provided by (Used for) Operating Activities	(214,350)	(1,342,709)	(1,109,815)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	337,164	1,064,055	935,910
Payments on shares redeemed	(335,745)	(1,493,787)	(697,962)
Increase (decrease) in overdraft due to custodian	(1)	(84)	(153)
Cash distributions paid*	(1)	(3,650)	(1,005)
Proceeds from reverse repurchase agreements	66,027,573	247,709,172	27,904,046
Payments on reverse repurchase agreements	(66,164,796)	(245,998,108)	(27,117,192)
Proceeds from sale-buyback transactions	2,841,126	3,072,633	2,525,572
Payments on sale-buyback transactions	(2,490,247)	(3,003,497)	(2,439,400)

Net Cash Received from (Used for) Financing Activities	215,073	1,346,734	1,109,816

Net Increase (Decrease) in Cash and Foreign Currency	723	4,025	1

Cash and Foreign Currency:

Beginning of year	317	1,438	0
End of year	$1,040	$5,463	$1

* Reinvestment of distributions	$28,513	$98,080	$32,269

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$37,019	$72,191	$15,616

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

ANNUAL REPORT	|	MARCH 31, 2024	45

Schedule of Investments	PIMCO Dynamic Bond Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 149.0%

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.2%

American Airlines, Inc.
10.329% (TSFR03M + 4.750%) due 04/20/2028 ~		$5,100	$5,305

Carnival Corp.
8.319% (TSFR1M + 3.000%) due 08/08/2027 ~		3,226	3,234

Hertz Corp.
8.692% (TSFR1M + 3.250%) due 06/30/2028 ~		2,800	2,716

IRB Holding Corp.
8.177% (TSFR1M + 2.750%) due 12/15/2027 ~		6,300	6,309

Lifepoint Health, Inc.
11.087% due 11/16/2028		5,269	5,289

MITER Brands
TBD% due 03/21/2031		800	805

MPH Acquisition Holdings LLC
9.855% due 09/01/2028		4,692	4,546

SkyMiles IP Ltd.
9.068% (TSFR03M + 3.750%) due 10/20/2027 ~		750	774

Spa Holdings Oy
9.571% (TSFR03M + 4.000%) due 02/04/2028 ~		1,650	1,651

Total Loan Participations and Assignments (Cost $30,537)			30,629

CORPORATE BONDS & NOTES 20.2%

BANKING & FINANCE 11.4%

ADLER Real Estate AG
3.000% due 04/27/2026	EUR	200	191

AerCap Ireland Capital DAC
3.300% due 01/30/2032		$3,700	3,175

American Assets Trust LP
3.375% due 02/01/2031		2,100	1,714

American Tower Corp.
1.875% due 10/15/2030		1,700	1,380
2.100% due 06/15/2030		700	582
3.650% due 03/15/2027		4,000	3,836
4.050% due 03/15/2032		700	641

Aviation Capital Group LLC
5.500% due 12/15/2024		1,400	1,395

Avolon Holdings Funding Ltd.
2.125% due 02/21/2026		400	373
2.528% due 11/18/2027		9	8
4.250% due 04/15/2026		1,200	1,159

Banca Monte dei Paschi di Siena SpA
7.708% due 01/18/2028 •	EUR	2,500	2,829

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	5,900	1,568

Banco Santander SA
1.849% due 03/25/2026		$5,000	4,673
4.175% due 03/24/2028 •		5,000	4,821
4.875% due 10/18/2031	EUR	3,500	4,026

Bank of America Corp.
3.384% due 04/02/2026 •		$2,700	2,642

Barclays PLC
2.894% due 11/24/2032 •		4,400	3,661
3.330% due 11/24/2042 •		4,300	3,156
3.650% due 03/16/2025		1,100	1,079
4.337% due 01/10/2028		800	772
4.375% due 01/12/2026		900	883
4.375% due 03/15/2028 •(h)(i)		2,400	1,974
4.836% due 05/09/2028		350	340
4.972% due 05/16/2029 •		1,900	1,863
7.385% due 11/02/2028 •		1,000	1,061
7.437% due 11/02/2033 •		1,300	1,445

Blue Owl Finance LLC
3.125% due 06/10/2031		1,900	1,592

BNP Paribas SA
1.904% due 09/30/2028 •		3,200	2,850

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.159% due 09/15/2029 •		$6,400	$5,594
2.871% due 04/19/2032 •		2,000	1,696

BPCE SA
6.612% due 10/19/2027 •		7,800	7,968

Cape Lookout Re Ltd.
13.362% (T-BILL 1MO + 8.000%) due 04/05/2027 «~		2,300	2,305

Cooperatieve Rabobank UA
5.500% due 10/05/2026		1,900	1,922

Credit Suisse AG AT1 Claim		8,700	1,001

Cromwell Ereit Lux Finco SARL
2.125% due 11/19/2025	EUR	4,500	4,649

CTP NV
0.625% due 09/27/2026		1,000	995

Deutsche Bank AG
0.898% due 05/28/2024		$2,100	2,085
1.625% due 01/20/2027	EUR	1,000	1,017
1.750% due 11/19/2030 •		600	570
2.129% due 11/24/2026 •		$1,000	943
3.547% due 09/18/2031 •		5,600	4,935
3.729% due 01/14/2032 •		1,700	1,433
5.882% due 07/08/2031 •		1,700	1,659
6.119% due 07/14/2026 •		11,700	11,748

Equinix, Inc.
0.250% due 03/15/2027	EUR	1,400	1,363
3.900% due 04/15/2032		$2,500	2,263

Extra Space Storage LP
2.350% due 03/15/2032		1,300	1,041

Fairfax Financial Holdings Ltd.
4.625% due 04/29/2030		2,900	2,766

Ford Motor Credit Co. LLC
3.375% due 11/13/2025		2,500	2,406
3.664% due 09/08/2024		1,428	1,414
4.535% due 03/06/2025	GBP	600	750
5.125% due 06/16/2025		$200	198

Gateway Re Ltd.
0.000% due 12/23/2028 (f)		1,100	1,023

Goldman Sachs Group, Inc.
2.640% due 02/24/2028 •		4,100	3,820
3.615% due 03/15/2028 •		4,600	4,401
3.691% due 06/05/2028 •		16,100	15,409
5.798% due 08/10/2026 •		2,100	2,107

HSBC Holdings PLC
2.871% due 11/22/2032 •		5,700	4,764
4.583% due 06/19/2029 •		5,600	5,436
4.600% due 12/17/2030 •(h)(i)		2,800	2,376
5.875% due 09/28/2026 •(h)(i)	GBP	6,200	7,532
6.254% due 03/09/2034 •(l)		$3,600	3,796

ING Groep NV
4.017% due 03/28/2028 •		3,500	3,374

Intesa Sanpaolo SpA
3.250% due 09/23/2024		5,800	5,731
7.750% due 01/11/2027 •(h)(i)	EUR	1,700	1,905

JPMorgan Chase & Co.
2.947% due 02/24/2028 •		$8,200	7,707
2.963% due 01/25/2033 •		6,900	5,893
4.005% due 04/23/2029 •		500	479

JPMorgan Chase Bank NA
5.110% due 12/08/2026		1,050	1,053

Lloyds Banking Group PLC
3.500% due 04/01/2026 •	EUR	2,400	2,581
3.750% due 03/18/2028 •		$1,900	1,819
4.947% due 06/27/2025 •(h)(i)	EUR	1,000	1,063

Mizuho Financial Group, Inc.
3.261% due 05/22/2030 •		$3,800	3,472

Nationwide Building Society
4.302% due 03/08/2029 •		13,500	12,928

NatWest Group PLC
4.892% due 05/18/2029 •		2,200	2,154
5.125% due 05/12/2027 •(h)(i)	GBP	1,700	1,984
7.472% due 11/10/2026 •		$10,000	10,276
8.000% due 08/10/2025 •(h)(i)		900	906

Nissan Motor Acceptance Co. LLC
1.850% due 09/16/2026		1,100	996
2.450% due 09/15/2028		600	518

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

RLJ Lodging Trust LP
4.000% due 09/15/2029		$1,100	$970

Santander Holdings USA, Inc.
3.244% due 10/05/2026		2,400	2,268

Santander U.K. Group Holdings PLC
3.823% due 11/03/2028 •		650	612

Sirius Real Estate Ltd.
1.125% due 06/22/2026	EUR	1,900	1,901

SMBC Aviation Capital Finance DAC
2.300% due 06/15/2028		$2,000	1,771

Sumitomo Mitsui Financial Group, Inc.
2.222% due 09/17/2031		4,800	3,930

Ter Finance Jersey Ltd.
0.000% due 01/02/2025 «(f)		1,000	945

UBS Group AG
3.091% due 05/14/2032 •		3,250	2,766
4.194% due 04/01/2031 •		1,000	929
4.375% due 02/10/2031 •(h)(i)		800	660
4.932% (EUR003M + 1.000%) due 01/16/2026 ~	EUR	500	542
6.246% due 09/22/2029 •		$5,300	5,470
6.327% due 12/22/2027 •		5,700	5,825
6.373% due 07/15/2026 •		1,200	1,209

Wells Fargo & Co.
3.526% due 03/24/2028 •		9,700	9,235
3.584% due 05/22/2028 •		4,950	4,708

Weyerhaeuser Co.
4.000% due 04/15/2030		5,100	4,821

			282,475

INDUSTRIALS 7.0%

Air Canada
4.625% due 08/15/2029	CAD	800	565

Altice France Holding SA
4.000% due 02/15/2028	EUR	2,200	589

Altice France SA
4.250% due 10/15/2029		2,700	2,050
5.500% due 10/15/2029		$2,800	1,903

American Airlines Pass-Through Trust
3.150% due 08/15/2033		391	351
3.350% due 04/15/2031		1,545	1,417
3.375% due 11/01/2028		230	218
3.575% due 07/15/2029		515	483
3.650% due 08/15/2030		663	626
3.700% due 04/01/2028		1,162	1,116

American Airlines, Inc.
5.500% due 04/20/2026		1,425	1,416
5.750% due 04/20/2029		500	492

Bayer U.S. Finance LLC
4.250% due 12/15/2025		2,200	2,146

BCP Modular Services Finance PLC
4.750% due 11/30/2028	EUR	6,000	6,085

Broadcom, Inc.
3.137% due 11/15/2035		$5	4
4.000% due 04/15/2029		3,100	2,954
4.150% due 04/15/2032		3,100	2,877
4.926% due 05/15/2037		4	4

Carnival Holdings Bermuda Ltd.
10.375% due 05/01/2028		1,500	1,637

Centene Corp.
4.250% due 12/15/2027		1,700	1,622

Cheniere Corpus Christi Holdings LLC
5.125% due 06/30/2027		9,500	9,480
5.875% due 03/31/2025		1,800	1,801

Chesapeake Energy Corp.
5.500% due 02/01/2026		700	696
5.875% due 02/01/2029		300	298

Cloud Software Group, Inc.
6.500% due 03/31/2029		4,300	4,084

Community Health Systems, Inc.
5.625% due 03/15/2027		1,300	1,198

Constellation Brands, Inc.
4.350% due 05/09/2027		3,300	3,233
4.750% due 05/09/2032		300	293

46	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Constellation Oil Services Holding SA
13.500% due 06/30/2025 «		$382	$377

Constellation Oil Services Holding SA (3.000% Cash or 4.000% PIK)
3.000% due 12/31/2026 (b)		1,160	930

Coty, Inc.
3.875% due 04/15/2026	EUR	3,500	3,744
4.750% due 01/15/2029		$7,200	6,820

Delta Air Lines, Inc.
4.500% due 10/20/2025		758	751
7.000% due 05/01/2025		700	709
7.375% due 01/15/2026		6,900	7,121

DISH DBS Corp.
5.250% due 12/01/2026		1,200	947
5.750% due 12/01/2028		4,200	2,894

DISH Network Corp.
11.750% due 11/15/2027		3,300	3,372

EQT Corp.
6.125% due 02/01/2025		1,273	1,275

Exela Intermediate LLC (11.500% PIK)
11.500% due 04/15/2026 (b)		822	133

Expedia Group, Inc.
6.250% due 05/01/2025		484	486

FactSet Research Systems, Inc.
2.900% due 03/01/2027		1,200	1,129

Ford Motor Co.
3.250% due 02/12/2032		1,900	1,582

Frontier Communications Holdings LLC
8.750% due 05/15/2030		4,000	4,096

GN Bondco LLC
9.500% due 10/15/2031		1,000	999

Haleon U.K. Capital PLC
3.125% due 03/24/2025		3,000	2,930

Haleon U.S. Capital LLC
3.375% due 03/24/2027		3,000	2,872

Hilton Domestic Operating Co., Inc.
3.750% due 05/01/2029		6,500	5,968

Hyatt Hotels Corp.
1.800% due 10/01/2024		1,300	1,273

INEOS Styrolution Group GmbH
2.250% due 01/16/2027 (l)	EUR	2,450	2,451

Intelsat Jackson Holdings SA
6.500% due 03/15/2030		$1,617	1,506

JetBlue Pass-Through Trust
4.000% due 05/15/2034		402	373

Kraft Heinz Foods Co.
5.000% due 07/15/2035		73	72

Marriott International, Inc.
2.750% due 10/15/2033		1,700	1,383

Melco Resorts Finance Ltd.
5.375% due 12/04/2029		6,600	6,050

MGM China Holdings Ltd.
4.750% due 02/01/2027		700	667

Mileage Plus Holdings LLC
6.500% due 06/20/2027		2,925	2,943

MPH Acquisition Holdings LLC
5.500% due 09/01/2028		3,400	2,895

Nissan Motor Co. Ltd.
2.652% due 03/17/2026	EUR	300	316
3.522% due 09/17/2025		$700	675
4.345% due 09/17/2027		5,200	4,946
4.810% due 09/17/2030		1,100	1,028

NXP BV
4.400% due 06/01/2027		1,800	1,766

Penske Truck Leasing Co. LP
3.950% due 03/10/2025		3,400	3,347

Petroleos Mexicanos
5.950% due 01/28/2031		2,200	1,766
10.000% due 02/07/2033		2,300	2,292

Prosus NV
1.207% due 01/19/2026	EUR	600	617
2.085% due 01/19/2030		1,400	1,315
2.778% due 01/19/2034		1,600	1,400

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sabine Pass Liquefaction LLC
5.000% due 03/15/2027		$1,423	$1,419

Sands China Ltd.
5.400% due 08/08/2028		1,500	1,472

Sprint Spectrum Co. LLC
4.738% due 09/20/2029		1,400	1,393

Standard Industries, Inc.
2.250% due 11/21/2026	EUR	2,600	2,640

Studio City Finance Ltd.
5.000% due 01/15/2029		$1,200	1,057

T-Mobile USA, Inc.
2.250% due 11/15/2031		1,400	1,150
3.875% due 04/15/2030		2,100	1,968

TD SYNNEX Corp.
2.375% due 08/09/2028		1,300	1,149

U.S. Airways Pass-Through Trust
3.950% due 05/15/2027		228	222

Unigel Luxembourg SA
8.750% due 10/01/2026 ^(c)		3,700	1,153

United Airlines Pass-Through Trust
2.700% due 11/01/2033		417	358
5.875% due 04/15/2029		3,055	3,048

United Airlines, Inc.
4.375% due 04/15/2026		300	290
4.625% due 04/15/2029		1,600	1,490

UnitedHealth Group, Inc.
4.000% due 05/15/2029		4,000	3,870

Venture Global LNG, Inc.
8.125% due 06/01/2028		400	408
8.375% due 06/01/2031		500	516

Warnermedia Holdings, Inc.
3.755% due 03/15/2027		4,800	4,582

Wynn Las Vegas LLC
5.250% due 05/15/2027		600	588

Wynn Macau Ltd.
5.125% due 12/15/2029		500	457
5.500% due 01/15/2026		300	293
5.500% due 10/01/2027		600	575
5.625% due 08/26/2028		3,856	3,663

Wynn Resorts Finance LLC
5.125% due 10/01/2029		200	190

Zimmer Biomet Holdings, Inc.
1.164% due 11/15/2027	EUR	1,700	1,694

			173,499

UTILITIES 1.8%

AT&T, Inc.
4.300% due 02/15/2030		$105	101

Boston Gas Co.
3.757% due 03/16/2032		1,900	1,671

Georgia Power Co.
4.700% due 05/15/2032		6,900	6,748

Pacific Gas & Electric Co.
3.000% due 06/15/2028		2,600	2,376
3.150% due 01/01/2026		1,500	1,443
3.250% due 06/01/2031		2,800	2,433
3.300% due 12/01/2027		1,000	930
3.400% due 08/15/2024		200	198
3.450% due 07/01/2025		300	292
3.500% due 06/15/2025		200	195
3.950% due 12/01/2047		600	449
4.200% due 03/01/2029		5,500	5,224
4.300% due 03/15/2045		700	554
4.400% due 03/01/2032		1,100	1,016
4.450% due 04/15/2042		400	328
4.500% due 07/01/2040		200	171
4.550% due 07/01/2030		1,000	951

Southern California Edison Co.
4.700% due 06/01/2027		3,100	3,067

Southern California Gas Co.
2.950% due 04/15/2027		5,900	5,569

Sprint LLC
7.625% due 03/01/2026		6,600	6,823

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

System Energy Resources, Inc.
2.140% due 12/09/2025	$700	$658

Verizon Communications, Inc.
3.875% due 03/01/2052	3,400	2,675

		43,872

Total Corporate Bonds & Notes (Cost $539,165)		499,846

CONVERTIBLE BONDS & NOTES 0.3%

INDUSTRIALS 0.3%

Southwest Airlines Co.
1.250% due 05/01/2025	7,500	7,618

Total Convertible Bonds & Notes (Cost $7,500)		7,618

MUNICIPAL BONDS & NOTES 0.3%

CALIFORNIA 0.1%

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
3.487% due 06/01/2036	2,500	2,086

ILLINOIS 0.0%

Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035	943	1,022

PUERTO RICO 0.0%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043	148	86

WEST VIRGINIA 0.2%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (f)	34,905	3,237

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
3.401% due 06/01/2034	400	322
3.501% due 06/01/2035	400	317

Tobacco Settlement Finance Authority, West Virginia Revenue Notes, Series 2020
1.497% due 06/01/2024	600	595
1.820% due 06/01/2026	200	185

		4,656

Total Municipal Bonds & Notes (Cost $9,187)		7,850

U.S. GOVERNMENT AGENCIES 54.7%

Fannie Mae
0.000% due 07/25/2043 •(a)	4,973	948
0.000% due 06/25/2050 ~(a)	7,799	319
0.614% due 11/25/2046 ~(a)	4,745	83
0.665% due 06/25/2047 •(a)	366	41
0.765% due 06/25/2048 •(a)	6,379	701
1.065% due 01/25/2042 •(a)	4,241	459
1.165% due 01/25/2041 •(a)	73	0
1.587% due 12/25/2042 ~(a)	9,087	426
3.500% due 11/25/2051 (a)	9,868	1,806
4.432% due 08/01/2028 •	1	1
4.552% due 05/01/2036 •	1	1
5.000% due 01/25/2035	4	4
5.000% due 06/25/2041 (a)	493	70
5.110% due 01/25/2032 þ	1	1
5.116% due 12/01/2036 •	1	1
5.138% due 05/01/2036 •	20	20
5.496% due 12/25/2036 •	16	16
5.536% due 03/01/2036 •	65	65
5.556% due 03/25/2034 •	6	6
5.586% due 08/25/2034 •	2	2

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	47

Schedule of Investments	PIMCO Dynamic Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.608% due 12/01/2034 •	$7	$7
5.746% due 02/25/2033 þ	49	46
5.750% due 08/25/2033	21	21
5.750% due 05/25/2035 ~	4	4
5.765% due 03/25/2036 •	6	6
5.785% due 03/25/2037 - 05/25/2042 •	42	42
5.795% due 12/01/2034 •	5	5
5.883% due 10/18/2030 •	1	1
5.951% due 09/01/2034 •	3	3
5.983% due 04/18/2032 •	10	10
6.000% due 01/25/2033 - 07/25/2044	74	75
6.000% due 02/01/2036 •	23	23
6.089% due 10/25/2031 þ	7	7
6.109% due 09/01/2031 •	4	4
6.125% due 08/01/2029 •	2	2
6.281% due 08/01/2042 - 10/01/2044 •	72	74
6.293% due 09/01/2039 •	9	9
6.300% due 01/01/2036 •	32	32
6.394% due 11/01/2034 •	55	57
7.500% due 06/25/2032	9	9

Freddie Mac
0.565% due 04/25/2048 - 11/25/2049 •(a)	19,299	2,384
1.500% due 02/25/2036 (a)	14,361	648
2.000% due 01/25/2051 (a)	5,036	497
2.500% due 01/25/2052 (a)	16,259	2,531
3.000% due 12/15/2047 (a)	3,360	534
3.500% due 06/15/2049 (a)	2,910	516
4.000% due 07/01/2047	65	61
4.000% due 06/15/2049 (a)	5,020	935
4.429% due 07/25/2033 ~	1	1
5.000% due 02/15/2048 (a)	275	58
5.500% due 09/15/2039	22	22
5.520% due 03/01/2036 •	6	6
5.585% due 09/01/2035 •	2	2
5.645% due 08/15/2040 •	494	494
5.783% due 12/15/2029 •	15	15
5.933% due 01/15/2032 •	1	1
5.981% due 08/01/2035 •	2	2
6.000% due 05/15/2035	41	43
6.348% due 12/01/2032 •	1	1
6.489% due 07/25/2044 •	669	620
6.500% due 10/25/2043	36	36
6.555% due 09/25/2029 ~	16	16
7.000% due 07/25/2043	25	26
7.002% due 11/25/2030 þ	1	1
7.500% due 08/15/2030 - 03/25/2044	42	44
8.610% due 12/25/2030 þ	71	67

Ginnie Mae
0.607% due 08/20/2049 - 09/20/2049 •(a)	13,123	1,359
3.625% (H15T1Y + 1.500%) due 07/20/2025 - 01/20/2026 ~	3	3
3.625% due 01/20/2027 - 07/20/2030 •	15	15
3.750% due 10/20/2027 - 10/20/2029 •	6	6
3.875% due 04/20/2030 •	4	4
4.000% (H15T1Y + 1.500%) due 07/20/2026 - 09/20/2026 ~	3	2
5.000% due 03/15/2039 - 05/15/2039	481	483
5.500% due 10/15/2034 - 03/15/2035	37	38
5.743% due 05/20/2037 •	216	216
6.000% due 06/20/2038	9	9
8.000% due 03/20/2030	4	4

Ginnie Mae, TBA
2.500% due 04/01/2054	4,400	3,748

U.S. Small Business Administration
4.760% due 09/01/2025	5	5
5.600% due 09/01/2028	36	35
6.220% due 12/01/2028	33	33

Uniform Mortgage-Backed Security
3.000% due 03/01/2050	69,848	60,907
3.500% due 10/01/2040 - 06/01/2048	6,393	5,833

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 05/01/2047 - 04/01/2054	$9,058	$8,585
6.500% due 06/01/2036 - 08/01/2038	540	563

Uniform Mortgage-Backed Security, TBA
2.500% due 05/01/2054	35,000	28,973
3.500% due 04/01/2054 - 05/01/2054	77,600	69,461
4.000% due 05/01/2054	106,200	98,399
4.500% due 04/01/2054 - 05/01/2054	118,900	113,275
5.000% due 04/01/2054 - 05/01/2054	821,800	802,070
5.500% due 04/01/2054 - 05/01/2054	44,700	44,482
6.000% due 05/01/2054	54,500	54,990
6.500% due 04/01/2054	48,200	49,250

Total U.S. Government Agencies (Cost $1,382,488)		1,357,716

U.S. TREASURY OBLIGATIONS 16.8%

U.S. Treasury Bonds
2.375% due 02/15/2042	12,200	9,078
2.500% due 02/15/2045	20	15

U.S. Treasury Inflation Protected Securities (g)
0.625% due 07/15/2032	52,535	47,664
1.125% due 01/15/2033	48,034	45,073
1.375% due 07/15/2033	57,265	54,990

U.S. Treasury Notes
1.250% due 08/31/2024	83,300	81,923
1.875% due 08/31/2024 (n)(p)	19,690	19,411
2.250% due 11/15/2024 (n)	71,718	70,420
2.375% due 08/15/2024	71,790	71,003
2.500% due 05/15/2024 (n)(p)	12,460	12,417
2.500% due 03/31/2027 (n)(p)	6,300	5,966

Total U.S. Treasury Obligations (Cost $423,517)		417,960

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.9%

Adjustable Rate Mortgage Trust
4.540% due 10/25/2035 ~	170	159
4.790% due 09/25/2035 ~	3	2
5.704% due 03/25/2036 •	192	111

American Home Mortgage Assets Trust
5.634% due 05/25/2046 •	231	193
6.009% due 11/25/2046 •	8,146	2,250
6.059% due 10/25/2046 •	111	91

Banc of America Funding Trust
3.391% due 10/20/2046 ~	624	511
4.345% due 06/20/2037 «~	43	35
5.500% due 09/25/2034 «	24	22
5.500% due 09/25/2034	317	291
5.763% due 02/20/2047 •	795	817
5.806% due 03/25/2037 «~	5	5
5.823% due 10/20/2036 •	246	183
5.864% due 04/25/2037 •	208	172
5.878% due 10/25/2036 «~	140	116
6.000% due 08/25/2037	364	284
6.003% due 06/20/2047 •	777	605
6.244% due 05/25/2037 •	138	114

Banc of America Mortgage Trust
4.793% due 05/25/2034 «~	44	41
5.677% due 02/25/2034 «~	19	18

BCAP LLC Trust
0.000% due 02/26/2036 «~	306	72
5.250% due 02/26/2036 ~	1,333	525
5.250% due 06/26/2037	286	257
19.156% due 04/26/2037 «~	254	109

Bear Stearns Adjustable Rate Mortgage Trust
0.000% due 10/25/2034 «~	26	17
3.250% due 02/25/2033 «~	1	1
4.000% due 05/25/2034 «~	3	2
4.958% due 08/25/2035 ~	24	22
5.423% due 11/25/2034 «~	1	1
5.490% due 08/25/2035 «~	15	14
5.665% due 04/25/2034 «~	19	18

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.894% due 01/25/2034 ~	$99	$97
6.033% due 11/25/2034 «~	42	38
6.082% due 05/25/2034 «~	10	9

Bear Stearns ALT-A Trust
4.200% due 11/25/2036 ~	350	160
4.334% due 08/25/2036 ~	10	6
4.447% due 03/25/2036 ~	160	127
4.549% due 11/25/2035 ~	54	42
4.600% due 03/25/2036 ~	745	463
4.998% due 01/25/2036 ~	362	334
5.138% due 05/25/2035 ~	951	888
5.764% due 08/25/2036 •	898	778
5.784% due 08/25/2036 •	354	319
5.844% due 02/25/2034 •	45	40
5.884% due 04/25/2036 •	954	840

Bear Stearns Asset-Backed Securities Trust
5.750% due 11/25/2034 þ	545	463

Bear Stearns Mortgage Funding Trust
5.824% due 01/25/2037 •	1,125	994

Chase Mortgage Finance Trust
5.769% due 02/25/2037 «~	12	11
5.815% due 06/25/2035 «~	14	13

ChaseFlex Trust
6.000% due 02/25/2037	573	220
6.044% due 07/25/2037 •	356	298

ChaseFlex Trust Multi-Class Mortgage Pass- Through Certificates
4.229% due 08/25/2037 þ	1,282	997

Chevy Chase Funding LLC Mortgage- Backed Certificates
5.673% due 05/25/2036 •	430	384

Citicorp Mortgage Securities Trust
5.500% due 04/25/2037 «	12	11
6.000% due 09/25/2037 «	66	63

Citigroup Global Markets Mortgage Securities
5.944% due 05/25/2032 «•	35	34

Citigroup Mortgage Loan Trust
4.804% due 11/25/2036 ~	212	179
5.318% due 08/25/2035 ~	161	155
5.721% due 09/25/2037 «~	75	71
6.175% due 02/25/2034 «~	6	6
6.440% due 09/25/2035 «•	37	35
7.860% due 11/25/2035 «•	133	126

CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037 «	290	247

Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036	379	213

Countrywide Alternative Loan Trust
4.009% due 10/25/2035 «~	241	191
4.153% due 06/25/2037 ~	43	40
5.250% due 06/25/2035	10	8
5.500% due 04/25/2035	266	220
5.500% due 08/25/2035 «•	44	34
5.500% due 09/25/2035 •	2,048	1,230
5.500% due 10/25/2035 «	192	104
5.500% due 11/25/2035	1,196	683
5.500% due 12/25/2035 •	2,328	1,128
5.500% due 12/25/2035	165	89
5.500% due 01/25/2036	182	104
5.500% due 03/25/2036	39	16
5.500% due 05/25/2036 •	912	705
5.644% due 06/25/2037 •	11	9
5.684% due 06/25/2036 •	490	431
5.724% due 04/25/2047 •	1,848	1,620
5.750% due 07/25/2035	1,225	754
5.794% due 05/25/2036 •	914	371
5.794% due 05/25/2037 •	33	11
5.814% due 02/25/2037 •	6,996	2,146
5.824% due 09/25/2046 •	48	44
5.903% due 07/20/2035 •	16	15
5.944% due 05/25/2037 •	805	277
5.944% due 09/25/2046 •	820	615
6.000% due 04/25/2036	578	276
6.000% due 05/25/2036 •	1,032	445
6.000% due 07/25/2036 •	817	292
6.000% due 01/25/2037	666	351
6.000% due 02/25/2037	1,991	843
6.000% due 03/25/2037	672	247

48	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 08/25/2037		$481	$235
6.004% due 12/25/2035 •		233	204
6.083% due 11/20/2035 •		1,425	1,258
6.250% due 11/25/2036		326	243
6.344% due 12/25/2036 •		4,021	1,386
6.500% due 09/25/2037		1,070	412
6.569% due 01/25/2036 •		456	416

Countrywide Home Loan Mortgage Pass-Through Trust
3.596% due 06/20/2035 «~		2	2
4.431% due 09/25/2034 «~		8	7
4.453% due 03/25/2037 ~		47	39
4.512% due 07/25/2034 «~		57	52
4.706% due 11/25/2034 ~		23	21
5.229% due 12/25/2033 «~		10	9
5.500% due 11/25/2035		44	25
5.500% due 07/25/2037		396	167
5.750% due 07/25/2037		1,485	750
5.750% due 08/25/2037		6,171	3,248
6.000% due 02/25/2036		308	117
6.000% due 03/25/2036 «		3	2
6.024% due 04/25/2035 «•		1	1
6.084% due 03/25/2035 •		77	72
6.104% due 02/25/2035 •		32	29
6.184% due 02/25/2035 •		548	462
6.204% due 09/25/2034 «•		2	1
7.884% due 02/20/2036 •		92	78
7.940% due 02/20/2036 •		433	390

Countrywide Home Loan Reperforming REMIC Trust
5.784% due 06/25/2035 •		426	401
5.844% due 11/25/2034 •		10	10

Credit Suisse First Boston Mortgage Securities Corp.
6.000% due 01/25/2036		646	398
6.065% due 03/25/2032 ~		29	27

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
7.000% due 02/25/2034 «		63	61

Credit Suisse Mortgage Capital Mortgage-Backed Trust
2.215% due 11/25/2061 ~		243	238
3.431% due 11/10/2032		1,200	1,018
4.134% due 07/27/2037 ~		1,352	1,287
6.250% due 08/25/2036		297	120
6.586% due 08/25/2037 ~		796	404

DBGS Mortgage Trust
6.835% due 10/15/2036 •		1,000	974

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.544% due 08/25/2037 •		154	124
5.684% due 08/25/2036 •		1,111	1,013

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
5.744% due 04/25/2037 •		313	212

Downey Savings & Loan Association Mortgage Loan Trust
5.954% due 08/19/2045 •		8	7
6.009% due 03/19/2046 •		281	226

EMF-NL Prime BV
4.728% due 04/17/2041 •	EUR	1,233	1,294

Eurosail PLC
4.379% due 06/10/2044 •		7,000	7,413

Extended Stay America Trust
6.519% due 07/15/2038 •		$11,062	11,066

First Horizon Alternative Mortgage Securities Trust
4.980% due 01/25/2036 ~		2,019	1,009
5.266% due 03/25/2035 ~		15	9
5.795% due 06/25/2036 ~		196	152
6.129% due 04/25/2036 ~		169	140

First Horizon Mortgage Pass-Through Trust
5.462% due 08/25/2035 ~		76	53

GreenPoint Mortgage Funding Trust
5.884% due 06/25/2045 •		3	3
5.984% due 11/25/2045 •		32	28

GreenPoint Mortgage Funding Trust Pass-Through Certificates
6.364% due 10/25/2033 «~		6	6

Grifonas Finance PLC
4.181% due 08/28/2039 •	EUR	284	297

GSMPS Mortgage Loan Trust
5.794% due 03/25/2035 •		$30	27

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GSR Mortgage Loan Trust
4.373% due 06/25/2034 «~	$23	$21
5.750% due 03/25/2036	136	118
5.750% due 01/25/2037	328	196
6.000% due 02/25/2036	1,114	457
6.000% due 03/25/2037	658	348
6.000% due 05/25/2037	194	141
6.500% due 09/25/2036	321	157
6.750% due 03/25/2033 «•	1	1

HarborView Mortgage Loan Trust
4.997% due 06/19/2045 •	2,456	1,200
5.621% due 11/19/2046 •	21	14
5.794% due 11/19/2036 •	80	69
5.921% due 06/19/2035 •	19	18
5.941% due 01/19/2036 •	869	529
6.001% due 02/19/2036 •	607	298
6.024% due 04/19/2034 «~	3	3
6.061% due 11/19/2035 •	270	180
6.261% due 11/19/2034 •	264	230
6.941% due 10/19/2035 •	353	235

HomeBanc Mortgage Trust
4.125% due 04/25/2037 ~	4,182	3,675

Impac CMB Trust
6.104% due 03/25/2035 «•	44	38

Impac Secured Assets Trust
6.144% due 05/25/2036 •	30	26

Impact Funding LLC
5.314% due 01/25/2051	72	71

IndyMac IMSC Mortgage Loan Trust
4.042% due 06/25/2037 ~	470	282

IndyMac INDA Mortgage Loan Trust
4.222% due 12/25/2036 ~	18	14
5.431% due 01/25/2036 ~	355	329

IndyMac INDX Mortgage Loan Trust
3.662% due 01/25/2036 ~	202	177
3.718% due 06/25/2036 ~	473	407
4.691% due 12/25/2034 ~	185	170
5.141% due 10/25/2034 ~	637	603
5.764% due 04/25/2037 •	245	207
5.824% due 09/25/2046 •	17	15
5.844% due 11/25/2046 •	250	227
5.944% due 02/25/2037 •	1,132	708

JP Morgan Alternative Loan Trust
4.839% due 05/25/2037 ~	628	551
5.500% due 11/25/2036 «~	1	0
5.724% due 03/25/2037 •	430	445
5.804% due 06/25/2037 •	3,959	2,051
5.843% due 05/26/2037 ~	2,547	1,932
5.939% due 06/27/2037 •	187	123
6.810% due 08/25/2036 þ	673	633

JP Morgan Chase Commercial Mortgage Securities Trust
4.248% due 07/05/2033	1,300	1,204
5.922% due 04/15/2037 •	976	934

JP Morgan Mortgage Trust
4.872% due 11/25/2033 «~	4	4
4.896% due 07/25/2035 ~	10	9
5.003% due 11/25/2035 ~	154	125
5.308% due 04/25/2037 «~	18	13
5.365% due 05/25/2034 «~	34	34
5.521% due 04/25/2036 ~	91	77
5.750% due 01/25/2036	747	340
5.750% due 01/25/2036 «	32	14
6.000% due 08/25/2037	10	5
6.250% due 07/25/2036	1,291	452
6.500% due 01/25/2036	408	213
6.500% due 08/25/2036	1,375	448

Lehman XS Trust
5.844% due 08/25/2046 •	973	888
5.904% due 04/25/2046 •	98	150

MASTR Adjustable Rate Mortgages Trust
5.339% due 05/25/2034 «~	40	37
5.371% due 11/21/2034 ~	13	12
6.044% due 05/25/2047 «•	3	3

MASTR Seasoned Securitization Trust
5.729% due 10/25/2032 «~	4	4

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
6.140% due 11/15/2031 •		$20	$19

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
5.880% due 12/15/2030 •		39	37

Merrill Lynch Mortgage Investors Trust
0.093% due 11/25/2029 ~(a)		482	1
4.778% due 03/25/2036 ~		725	411
4.970% due 05/25/2033 «~		2	1
5.354% due 02/25/2036 ~		339	329
5.854% due 02/25/2033 ~		7	6

Morgan Stanley Mortgage Loan Trust
3.464% due 07/25/2035 ~		78	68
4.029% due 08/25/2034 «~		30	27
4.279% due 12/25/2037 ~		1,110	756
5.024% due 07/25/2035 ~		56	46
5.237% due 08/25/2034 «~		4	3
5.704% due 03/25/2036 •		194	129
7.124% due 06/25/2036 ~		13	12
7.500% due 06/25/2036 ~		1,296	1,217

NAAC Reperforming Loan REMIC Trust
6.500% due 02/25/2035		378	314

Natixis Commercial Mortgage Securities Trust
3.790% due 11/15/2032 ~		1,170	1,038
3.858% due 04/10/2037		330	287

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		6,505	6,135
2.750% due 11/25/2059 ~		10,497	9,819

Nomura Asset Acceptance Corp. Alternative Loan Trust
4.681% due 10/25/2035 ~		267	228
6.284% due 06/25/2037 •		3,420	2,746

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
6.204% due 12/25/2035 •		1,690	1,633

Prime Mortgage Trust
5.844% due 02/25/2034 •		1	1

RBSGC Mortgage Pass-Through Loan Trust
5.500% due 11/25/2035 ~		1,667	1,377

RBSSP Resecuritization Trust
5.036% due 06/27/2036 •		1,851	1,816
5.675% due 06/27/2036 •		3,500	2,926
5.675% due 08/27/2037 •		282	273

Residential Accredit Loans, Inc. Trust
4.444% due 12/26/2034 ~		142	50
4.751% due 02/25/2035 ~		454	391
5.264% due 01/25/2036 ~		1,116	805
5.694% due 02/25/2036 •		131	83
5.724% due 01/25/2037 •		65	78
5.804% due 05/25/2036 •		732	647
5.814% due 12/25/2036 «•		52	43
5.844% due 11/25/2036 •		168	115
5.944% due 08/25/2037 •		35	32
6.000% due 06/25/2036		156	118
6.173% due 09/25/2037 ~		6,556	4,440
6.244% due 10/25/2045 «•		113	89
6.500% due 09/25/2037		203	160

Residential Asset Securitization Trust
5.500% due 09/25/2035		81	40
5.500% due 12/25/2035		229	105
5.750% due 02/25/2036		784	285
5.844% due 01/25/2046 •		1,471	422
5.894% due 02/25/2034 «•		48	43
6.000% due 07/25/2036 «		329	172
6.000% due 07/25/2037		1,358	518

Residential Funding Mortgage Securities, Inc. Trust
2.450% due 09/25/2036 «~		14	5
5.097% due 02/25/2036 ~		224	196
6.000% due 10/25/2036		281	211
6.500% due 03/25/2032 «		11	10

RMAC Securities PLC
5.492% due 06/12/2044 •	GBP	442	543

Sequoia Mortgage Trust
3.626% due 09/20/2046 ~		$36	25

STRIPs Ltd.
5.000% due 03/27/2049 ~		239	6

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	49

Schedule of Investments	PIMCO Dynamic Bond Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Adjustable Rate Mortgage Loan Trust
3.958% due 04/25/2036 ~		$267	$148
4.201% due 09/25/2036 ~		177	121
4.529% due 10/25/2036 ~		284	151
5.350% due 01/25/2035 «~		55	50
5.764% due 10/25/2035 •		2,027	1,849
5.884% due 06/25/2037 •		975	783
5.984% due 03/25/2034 «~		4	4
6.489% due 01/25/2035 •		11	9

Structured Asset Mortgage Investments Trust
5.564% due 08/25/2036 •		106	90
5.804% due 07/25/2046 •		1,514	1,252
5.864% due 05/25/2036 •		85	55
5.864% due 08/25/2036 •		518	415
5.904% due 05/25/2045 •		26	23
5.941% due 07/19/2035 •		82	80
6.004% due 02/25/2036 •		153	125
6.021% due 07/19/2034 «•		3	3
6.044% due 08/25/2036 •		486	343
6.101% due 09/19/2032 •		1	1
6.141% due 03/19/2034 «•		1	1

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
7.790% due 03/25/2033 «~		17	16

Thornburg Mortgage Securities Trust
5.629% due 10/25/2043 «~		49	44
7.002% due 06/25/2037 •		11,446	9,727

Towd Point Mortgage Funding
6.367% due 10/20/2051 •	GBP	6,507	8,217

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~		$14,492	13,562

Wachovia Mortgage Loan Trust LLC
5.937% due 05/20/2036 «~		55	51
6.182% due 10/20/2035 ~		222	210

WaMu Mortgage Pass-Through Certificates Trust
3.781% due 07/25/2037 ~		210	170
3.794% due 10/25/2036 ~		17	15
3.853% due 06/25/2037 ~		863	729
3.880% due 05/25/2037 ~		26	22
3.971% due 10/25/2036 ~		463	397
4.003% due 03/25/2037 ~		13,438	10,981
4.244% due 12/25/2046 •		252	216
4.399% due 12/25/2046 •		142	119
4.810% due 06/25/2033 «~		32	30
4.911% due 05/25/2046 •		92	77
5.024% due 01/25/2036 ~		382	361
5.148% due 03/25/2035 ~		74	72
5.226% due 08/25/2035 «~		172	167
5.641% due 03/25/2033 ~		20	19
5.819% due 01/25/2047 •		69	63
5.839% due 06/25/2047 •		39	28
5.880% due 09/25/2033 «~		3	3
5.968% due 10/25/2034 ~		70	67
5.984% due 12/25/2045 •		2	2
6.024% due 12/25/2045 •		276	242
6.048% due 03/25/2034 ~		1	1
6.069% due 06/25/2046 •		415	369
6.289% due 11/25/2042 •		5	4
6.325% due 12/25/2032 ~		1,430	1,349
6.489% due 06/25/2042 •		79	73
6.489% due 08/25/2042 •		50	47

Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (f)	GBP	0	784
6.177% due 12/21/2049 •		3,431	4,350
6.873% due 12/21/2049 •		910	1,143
7.373% due 12/21/2049 •		455	568
7.873% due 12/21/2049 •		260	324
8.373% due 12/21/2049 •		260	319

Washington Mutual Mortgage Pass-Through Certificates Trust
4.658% due 06/25/2033 ~		$14	13
5.500% due 11/25/2035 «		91	68
5.750% due 11/25/2035		530	464
5.750% due 01/25/2036 •		2,110	1,671
5.859% due 04/25/2047 •		2,654	2,045
6.000% due 10/25/2035		315	235

Wells Fargo Alternative Loan Trust
5.794% due 06/25/2037 •		731	486

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo Mortgage-Backed Securities Trust
6.185% due 04/25/2036 ~		$33	$30

Total Non-Agency Mortgage-Backed Securities (Cost $216,941)			195,266

ASSET-BACKED SECURITIES 21.3%

522 Funding CLO Ltd.
6.619% due 10/20/2031 •		3,585	3,594

ABFC Trust
5.664% due 01/25/2037 •		2,461	1,385
5.744% due 05/25/2037 •		10,389	9,601
5.764% due 01/25/2037 •		1,183	666
6.144% due 06/25/2034 •		301	293
6.444% due 06/25/2037 •		35	27
6.494% due 03/25/2034 •		631	602
6.569% due 12/25/2032 «•		177	170

ACAS CLO Ltd.
6.450% due 10/18/2028 •		3,834	3,841

ACE Securities Corp. Home Equity Loan Trust
5.684% due 08/25/2036 •		2,859	694
5.764% due 08/25/2036 •		1,533	373
5.844% due 12/25/2036 •		4,887	1,304
6.419% due 11/25/2033 •		133	130

Aegis Asset-Backed Securities Trust
6.444% due 03/25/2035 •		150	141

American Money Management Corp. CLO Ltd.
6.513% due 11/10/2030 •		1,275	1,278

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
6.569% due 11/25/2034 •		870	814

Amortizing Residential Collateral Trust
6.144% due 10/25/2031 •		198	192

Anchorage Capital CLO Ltd.
6.626% due 07/15/2030 •		3,946	3,945
6.716% due 07/15/2032 •		800	800
6.719% due 07/22/2032 •		4,400	4,401

Apidos CLO
6.508% due 07/17/2030 •		1,304	1,307

Ares CLO Ltd.
6.446% due 01/15/2029 •		3,138	3,141
6.626% due 01/15/2032 •		2,000	2,001

Ares European CLO DAC
4.722% due 10/15/2031 •	EUR	12,638	13,566
4.820% due 04/20/2032 •		3,300	3,538

Argent Securities Trust
5.554% due 09/25/2036 •		$363	118
5.594% due 09/25/2036 •		855	277
5.744% due 06/25/2036 •		3,372	919
5.744% due 07/25/2036 •		2,018	527

Argent Securities, Inc. Asset-Backed Pass- Through Certificates
3.886% due 02/25/2034 •		522	510

Asset-Backed Securities Corp. Home Equity Loan Trust
6.539% due 02/25/2035 •		490	503

Aurium CLO DAC
4.672% due 01/16/2031 •	EUR	6,680	7,188

Avoca CLO DAC
4.746% due 01/12/2031 •		434	467

Bayview Financial Acquisition Trust
6.375% due 02/28/2040 «•		$52	47

Bear Stearns Asset-Backed Securities Trust
5.500% due 08/25/2036 «		39	38
5.764% due 08/25/2036 •		2,253	2,150
6.065% due 11/25/2035 •		1,037	1,031
6.074% due 02/25/2036 •		1,589	1,584
6.179% due 09/25/2035 •		1,098	1,091
6.244% due 09/25/2046 •		248	232
6.444% due 11/25/2042 •		3	3
6.500% due 10/25/2036		4,727	1,974

Belle Haven ABS CDO Ltd.
8.860% due 11/03/2044 •		13,513	4,018
8.900% due 11/03/2044 •		20,259	6,051

Benefit Street Partners CLO Ltd.
6.526% due 10/15/2030 •		6,249	6,248

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Birch Grove CLO Ltd.
6.721% due 06/15/2031 •		$3,460	$3,471

Cairn CLO DAC
4.722% due 10/15/2031 •	EUR	5,994	6,420

Carlyle Euro CLO DAC
4.642% due 01/15/2031 •		6,304	6,741
4.791% due 08/15/2032 •		2,200	2,355

Carlyle Global Market Strategies CLO Ltd.
6.518% due 08/14/2030 •		$4,687	4,698
6.659% due 04/22/2032 •		900	902

Carlyle U.S. CLO Ltd.
6.579% due 04/20/2031 •		3,766	3,774

Carrington Mortgage Loan Trust
5.604% due 10/25/2036 •		786	618
5.924% due 06/25/2036 •		2,535	2,412
6.344% due 05/25/2034 •		894	885

Catamaran CLO Ltd.
6.679% due 04/22/2030 •		6,342	6,357

CIFC Funding Ltd.
6.530% due 10/24/2030 •		7,084	7,079

CIT Mortgage Loan Trust
6.944% due 10/25/2037 •		10,750	10,692

Citigroup Mortgage Loan Trust
5.764% due 09/25/2036 •		8,882	6,565
5.764% due 12/25/2036 •		1,613	1,083

Citius Funding Ltd.
5.687% due 05/05/2046 •		435,816	44

Conseco Finance Securitizations Corp.
7.770% due 09/01/2031 þ		3,473	3,479

Countrywide Asset-Backed Certificates Trust
5.584% due 08/25/2037 •		218	217
5.754% due 09/25/2037 •		1,683	1,369
6.124% due 12/25/2036 •		150	114
6.164% due 07/25/2034 •		192	191
6.944% due 02/25/2035 •		1,541	1,514

Credit Suisse First Boston Mortgage Securities Corp.
5.233% due 01/25/2032 •		2	2

Credit-Based Asset Servicing & Securitization Mortgage Loan Trust
3.322% due 03/25/2037 þ		7,716	2,805

Credit-Based Asset Servicing & Securitization Trust
3.194% due 01/25/2037 þ		1,137	350
5.744% due 11/25/2036 •		824	374

Crestline Denali CLO Ltd.
6.609% due 04/20/2030 •		1,236	1,236
6.717% due 10/23/2031 •		4,297	4,296

Delta Funding Home Equity Loan Trust
7.790% due 05/25/2030 «þ		119	111

Elevation CLO Ltd.
6.536% due 10/25/2030 •		3,328	3,330

Fieldstone Mortgage Investment Trust
5.755% due 11/25/2036 •		1,336	787

First Franklin Mortgage Loan Asset-Backed Certificates
6.269% due 05/25/2034 •		245	236

First Franklin Mortgage Loan Trust
6.389% due 03/25/2035 •		1,196	1,174
6.719% due 07/25/2034 •		165	162

Fremont Home Loan Trust
5.574% due 11/25/2036 •		4,785	1,695
5.594% due 01/25/2037 •		1,349	614
5.924% due 02/25/2037 •		3,421	1,181
5.944% due 05/25/2036 •		8,394	5,183
6.314% due 05/25/2034 •		2,657	2,509

GE-WMC Mortgage Securities Trust
5.744% due 08/25/2036 •		2,302	974

GoldenTree Loan Management U.S. CLO Ltd.
6.489% due 11/20/2030 •		4,638	4,639

GSAA Home Equity Trust
4.999% due 09/25/2035 «~		78	68
6.004% due 07/25/2037 •		31,412	15,926
6.344% due 08/25/2037 •		91	87

GSAMP Trust
3.816% due 11/25/2034 •		740	695
5.494% due 12/25/2046 •		994	494

50	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.544% due 12/25/2046 •	$3,626	$1,802
5.594% due 12/25/2046 •	2,333	1,159
5.674% due 12/25/2046 •	449	223
5.744% due 09/25/2036 •	1,405	502
5.924% due 08/25/2036 •	723	567
5.984% due 04/25/2036 •	2,072	1,385

Home Equity Loan Trust
5.784% due 04/25/2037 •	3,000	2,505

Home Equity Mortgage Loan Asset-Backed Trust
5.604% due 07/25/2037 •	2,542	1,398
5.644% due 07/25/2037 •	2,623	1,443
5.684% due 04/25/2037 •	1,761	1,186

Home Equity Mortgage Trust
5.867% due 07/25/2036 «þ	135	14

HSI Asset Securitization Corp. Trust
5.634% due 01/25/2037 •	1,398	983
5.664% due 12/25/2036 •	3,400	909
5.784% due 12/25/2036 •	983	258
5.884% due 12/25/2036 •	7,276	1,917

IXIS Real Estate Capital Trust
5.904% due 01/25/2037 •	3,804	1,366

JP Morgan Mortgage Acquisition Trust
5.744% due 07/25/2036 •	1,257	544
5.764% due 07/25/2036 •	1,265	364
6.630% due 07/25/2036 þ	1,007	289

KKR CLO Ltd.
6.526% due 07/15/2030 •	3,370	3,376

L2L Education Loan Trust
5.780% due 06/15/2031 •	816	816

LCM LP
6.579% due 07/20/2030 •	2,382	2,383

Lehman XS Trust
5.964% due 05/25/2046 •	22,777	19,819

Long Beach Mortgage Loan Trust
6.044% due 02/25/2036 •	1,487	1,228
6.723% due 07/25/2032 «•	72	67

Magnetite Ltd.
6.449% due 11/15/2028 •	3,409	3,409

Marble Point CLO Ltd.
6.616% due 10/15/2030 •	2,833	2,840

MASTR Asset-Backed Securities Trust
5.494% due 10/25/2036 •	871	291
5.544% due 11/25/2036 •	53	17
5.684% due 10/25/2036 •	1,573	1,373
5.744% due 08/25/2036 •	828	322
5.924% due 03/25/2036 •	2,511	1,552
6.194% due 10/25/2035 •	554	518

Merrill Lynch Mortgage Investors Trust
4.571% due 02/25/2037 þ	1,531	198
5.664% due 08/25/2037 •	1,655	857
5.744% due 08/25/2037 •	9,986	5,185
6.344% due 02/25/2047 •	426	247

MidOcean Credit CLO
6.611% due 01/29/2030 •	805	805
6.631% due 02/20/2031 •	3,253	3,259

Morgan Stanley ABS Capital, Inc. Trust
5.504% due 12/25/2036 •	3,008	1,518
5.554% due 03/25/2037 •	1,316	569
5.584% due 11/25/2036 •	7,995	3,811
5.594% due 10/25/2036 •	18,066	9,644
5.594% due 11/25/2036 •	2,562	1,476
5.594% due 12/25/2036 •	666	336
5.624% due 02/25/2037 •	1,996	660
5.644% due 02/25/2037 •	53	25
5.664% due 11/25/2036 •	4,323	2,061
5.694% due 03/25/2037 •	14,115	6,102
5.744% due 09/25/2036 •	9,190	3,251
5.764% due 09/25/2036 •	1,557	671
5.804% due 02/25/2037 •	1,435	474
5.924% due 06/25/2036 •	863	456
5.944% due 08/25/2036 •	108	55
6.359% due 03/25/2035 •	52	52
6.494% due 09/25/2033 •	410	406
6.494% due 06/25/2035 •	4,000	3,534

Morgan Stanley Home Equity Loan Trust
5.544% due 12/25/2036 •	1,319	645

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nelnet Student Loan Trust
5.715% due 03/23/2037 •		$74	$73
5.733% due 10/25/2033 •		138	137

New Century Home Equity Loan Trust
8.444% due 01/25/2033 •		269	229

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
6.104% due 10/25/2036 •		4,079	861
6.244% due 02/25/2037 •		414	121

NovaStar Mortgage Funding Trust
5.744% due 09/25/2036 •		3,184	1,372
5.784% due 11/25/2036 •		7,107	2,220
5.864% due 01/25/2037 •		2,838	1,005
5.944% due 10/25/2036 •		1,074	571

Oaktree CLO Ltd.
6.689% due 04/22/2030 •		2,100	2,101

OCP Euro CLO DAC
4.850% due 09/22/2034 •	EUR	7,400	7,961

Octagon Investment Partners Ltd.
6.568% due 02/14/2031 •		$1,500	1,503

Option One Mortgage Loan Trust
5.574% due 07/25/2037 •		837	538
5.624% due 04/25/2037 •		883	432
5.664% due 01/25/2037 •		728	429
5.684% due 04/25/2037 •		934	534
5.694% due 03/25/2037 •		477	238
5.694% due 07/25/2037 •		1,133	729

Ownit Mortgage Loan Trust
3.193% due 10/25/2035 þ		583	329
5.735% due 05/25/2037 •		1,502	1,177

OZLM Ltd.
6.558% due 10/17/2029 •		1,549	1,552
6.739% due 07/20/2032 •		4,600	4,609

Palmer Square CLO Ltd.
6.578% due 10/17/2031 •		1,345	1,348

Palmer Square European Loan Funding DAC
4.722% due 04/15/2031 •	EUR	9,263	9,901

Palmer Square Loan Funding Ltd.
6.376% due 10/15/2029 •		$1,223	1,222
6.379% due 07/20/2029 •		5,720	5,717

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
7.244% due 12/25/2034 •		568	554

People’s Financial Realty Mortgage Securities Trust
5.584% due 09/25/2036 •		2,268	590

RAAC Trust
6.044% due 06/25/2044 •		207	173

Rad CLO Ltd.
6.700% due 07/24/2032 •		5,450	5,454

Renaissance Home Equity Loan Trust
3.269% due 09/25/2037 þ		5,408	3,624
5.612% due 04/25/2037 þ		3,801	1,004

Residential Asset Securities Corp. Trust
5.964% due 07/25/2036 •		13,059	11,727
5.984% due 07/25/2036 •		2,366	2,040
6.284% due 12/25/2034 •		87	87
6.479% due 08/25/2035 •		1,500	1,476

Romark CLO Ltd.
6.607% due 10/23/2030 •		3,856	3,865

Saranac CLO Ltd.
6.717% due 08/13/2031 •		3,234	3,250

Saxon Asset Securities Trust
2.399% due 03/25/2035 •		104	93
5.784% due 10/25/2046 •		457	441

Sculptor European CLO DAC
4.732% due 01/14/2032 •	EUR	7,184	7,678

Securitized Asset-Backed Receivables LLC Trust
5.944% due 03/25/2036 •		$2,389	1,451
6.209% due 02/25/2034 •		422	414

Segovia European CLO DAC
4.850% due 07/20/2032 •	EUR	8,096	8,716

SG Mortgage Securities Trust
5.594% due 10/25/2036 •		$2,726	2,479
5.654% due 10/25/2036 •		2,300	1,630
5.984% due 02/25/2036 •		5,034	2,555

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sierra Madre Funding Ltd.
5.815% due 09/07/2039 •		$12,100	$8,036
5.835% due 09/07/2039 •		28,239	18,790

SLM Student Loan Trust
6.935% due 06/25/2043 •		103	99
6.935% due 09/25/2076 •		104	99
7.235% due 11/25/2070 •		141	139

Sound Point CLO Ltd.
6.477% due 01/23/2029 •		176	176
6.559% due 10/20/2030 •		3,224	3,219
6.566% due 07/25/2030 •		1,265	1,266
6.789% due 07/20/2032 •		5,500	5,498

Soundview Home Loan Trust
5.554% due 02/25/2037 •		4,124	1,143
6.004% due 10/25/2036 •		2,228	2,162
6.394% due 09/25/2037 •		2,039	1,628

Specialty Underwriting & Residential Finance Trust
5.564% due 03/25/2037 •		642	352
5.744% due 09/25/2037 •		3,862	1,315

Stratus CLO Ltd.
6.529% due 12/29/2029 •		3,230	3,231

Structured Asset Investment Loan Trust
6.164% due 10/25/2035 •		325	314
6.419% due 01/25/2035 •		1,713	1,532
6.569% due 01/25/2035 •		606	501
6.824% due 04/25/2033 «•		36	35
7.019% due 01/25/2035 •		684	535
7.169% due 01/25/2035 •		606	283

Structured Asset Securities Corp. Trust
6.134% due 09/25/2035 •		5,570	5,232

Symphony Static CLO Ltd.
6.416% due 10/25/2029 •		2,980	2,982

Talon Funding Ltd.
8.990% due 06/05/2035 •		1,445	234

TCI-Symphony CLO Ltd.
6.596% due 10/13/2032 •		9,114	9,132

TCW CLO Ltd.
6.556% due 04/25/2031 •		4,211	4,210

Tikehau CLO DAC
4.754% due 08/04/2034 •	EUR	2,500	2,691

Triaxx Prime CDO Ltd.
5.697% due 10/02/2039 •		$3,599	22

Venture CLO Ltd.
6.479% due 10/20/2028 •		352	352
6.569% due 07/20/2030 •		2,180	2,184
6.599% due 04/20/2029 •		731	732
6.739% due 07/30/2032 •		4,900	4,902

Vibrant CLO Ltd.
6.544% due 06/20/2029 •		17	17
6.619% due 09/15/2030 •		3,530	3,528
6.699% due 07/20/2032 •		6,200	6,204

Voya CLO Ltd.
6.528% due 04/17/2030 •		570	571
6.576% due 10/15/2030 •		1,973	1,975

Washington Mutual Asset-Backed Certificates Trust
5.924% due 05/25/2036 •		1,222	946

Wellfleet CLO Ltd.
6.469% due 04/20/2029 •		126	126
6.469% due 07/20/2029 •		1,428	1,428
6.639% due 10/20/2029 •		525	525

Wind River CLO Ltd.
6.656% due 07/15/2031 •		7,000	6,996

Total Asset-Backed Securities (Cost $651,977)			527,362

SOVEREIGN ISSUES 7.1%

Argentina Government International Bond
0.750% due 07/09/2030 þ		4,802	2,484
1.000% due 07/09/2029		685	367
3.500% due 07/09/2041 þ		132	53
3.625% due 07/09/2035 þ		14,347	5,976

Argentina Treasury Bond BONCER
0.000% due 06/30/2025 (f)	ARS	209,976	292
4.000% due 10/14/2024		1,000,560	1,154

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	51

Schedule of Investments	PIMCO Dynamic Bond Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Brazil Letras do Tesouro Nacional
0.000% due 07/01/2024 (f)	BRL	218,000	$42,442

Dominican Republic International Bond
5.300% due 01/21/2041		$2,050	1,747

Israel Government International Bond
5.375% due 03/12/2029		10,500	10,532

Mexico Government International Bond
2.750% due 11/27/2031 (g)	MXN	74,673	3,871
3.000% due 12/03/2026 (g)		7,711	431
4.000% due 11/30/2028 (g)		149,225	8,571
5.400% due 02/09/2028		$1,000	1,008
6.350% due 02/09/2035		2,600	2,687

New Zealand Government International Bond
2.000% due 09/20/2025 (g)	NZD	21,242	12,589
3.000% due 09/20/2030 (g)		5,659	3,499

Provincia de Buenos Aires
106.588% due 04/12/2025	ARS	15,490	14

Romania Government International Bond
1.750% due 07/13/2030	EUR	3,600	3,193

South Africa Government International Bond
4.850% due 09/30/2029		$10,000	8,987
10.500% due 12/21/2026	ZAR	905,500	49,173

Turkey Government International Bond
6.350% due 08/10/2024		$12,400	12,454
7.625% due 05/15/2034 (l)		5,500	5,529

Total Sovereign Issues (Cost $197,091)			177,053

		SHARES
COMMON STOCKS 0.0%

CONSUMER DISCRETIONARY 0.0%

Urbi Desarrollos Urbanos SAB de CV (d)		477	0

ENERGY 0.0%

Constellation Oil ‘B’ «(d)(j)		1,262,836	137

FINANCIALS 0.0%

Intelsat Emergence SA «(j)		22,273	611

Total Common Stocks (Cost $2,728)			748

WARRANTS 0.0%

ENERGY 0.0%

Constellation Oil ‘D’ - Exp. 06/10/2071 «(j)		1	0

Total Warrants (Cost $0)			0

	SHARES	MARKET VALUE (000S)
CONVERTIBLE PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%

Wells Fargo & Co.
7.500%	3,500	$4,268

Total Convertible Preferred Securities (Cost $4,180)		4,268

PREFERRED SECURITIES 0.9%

BANKING & FINANCE 0.9%

AGFC Capital Trust
7.326% (US0003M + 1.750%) due 01/15/2067 ~	6,600,000	3,809

Bank of America Corp.
4.300% due 01/28/2025 •(h)	3,900,000	3,807
5.875% due 03/15/2028 •(h)	1,600,000	1,573

CaixaBank SA
6.750% due 06/13/2024 •(h)(i)	200,000	216

JPMorgan Chase & Co.
5.000% due 08/01/2024 •(h)	7,900,000	7,889

Nationwide Building Society
10.250% ~	4,096	701

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(h)	3,571,675	4,088

Wells Fargo & Co.
3.900% due 03/15/2026 •(h)	400,000	381

Total Preferred Securities (Cost $22,710)		22,464

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 18.1%

COMMERCIAL PAPER 2.0%

Alimentation Couche-Tard, Inc.
5.540% due 04/25/2024	$3,850	3,833

Arrow Electronics, Inc.
5.750% due 04/04/2024	3,500	3,496

Bacardi Martini BV
5.900% due 04/17/2024	5,550	5,532

Crown Castle, Inc.
5.830% due 04/30/2024	7,900	7,858
5.850% due 05/02/2024	5,050	5,021

Duke Energy Corp.
5.500% due 05/07/2024	2,150	2,137

Eversource Energy
5.570% due 04/03/2024	3,800	3,797
5.630% due 04/15/2024	7,000	6,981
5.630% due 04/23/2024	5,500	5,478

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Intercontinental Exchange, Inc.
5.520% due 04/17/2024		$2,300	$2,293

L3Harris Technologies, Inc.
5.520% due 04/15/2024		3,700	3,690

			50,116

REPURCHASE AGREEMENTS (k) 16.0%
			397,375

SHORT-TERM NOTES 0.0%

Argentina Treasury Bond BONCER
3.750% due 05/20/2024	ARS	639,891	666

U.S. TREASURY BILLS 0.1%
5.353% due 05/02/2024 - 06/20/2024 (e)(f)(p)		$1,489	1,479

Total Short-Term Instruments (Cost $449,380)			449,636

Total Investments in Securities (Cost $3,937,401)			3,698,416

		SHARES
INVESTMENTS IN AFFILIATES 7.8%

SHORT-TERM INSTRUMENTS 7.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.8%

PIMCO Short-Term Floating NAV Portfolio III		19,764,716	192,251

Total Short-Term Instruments (Cost $192,276)			192,251

Total Investments in Affiliates (Cost $192,276)			192,251

Total Investments 156.8% (Cost $4,129,677)			$3,890,667

Financial Derivative Instruments (m)(o) 0.2% (Cost or Premiums, net $11,066)			4,589

Other Assets and Liabilities, net (57.0)%			(1,414,015)

Net Assets 100.0%			$2,481,241

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.

52	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

(j) RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Constellation Oil ‘B’	06/10/2022	$137	$137	0.01%
Constellation Oil ‘D’ - Exp. 06/10/2071	06/10/2022	0	0	0.00
Intelsat Emergence SA	09/05/2018 - 07/03/2023	2,086	611	0.02

		$2,223	$748	0.03%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount		Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOM	4.960%	03/28/2024	04/05/2024	CAD	70,000	Province of British Columbia 2.950% due 06/18/2050	$(52,915)	$51,678	$51,706
BOS	5.400	03/28/2024	04/01/2024	$	99,300	U.S. Treasury Notes 0.250% due 09/30/2025	(101,129)	99,300	99,360
BPS	5.400	04/01/2024	04/02/2024		94,300	U.S. Treasury Notes 2.875% due 04/30/2029	(96,262)	94,300	94,300
FICC	2.600	03/28/2024	04/01/2024		4,347	U.S. Treasury Notes 5.000% due 09/30/2025	(4,434)	4,347	4,348
JPS	5.450	04/01/2024	04/02/2024		100	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	(103)	100	100
TOR	4.920	03/26/2024	04/01/2024	CAD	100,000	Province of Quebec 4.250% due 12/01/2043	(76,696)	73,825	73,884
	4.920	04/01/2024	04/04/2024		100,000	Province of Quebec 4.250% due 12/01/2043	(75,873)	73,825	73,825

Total Repurchase Agreements							$(407,412)	$397,375	$397,523

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BPS	2.000%	09/28/2023	TBD	(3)	EUR	(174)	$(190)
BRC	5.250	02/26/2024	TBD	(3)	$	(3,664)	(3,683)
MYI	4.750	03/08/2024	04/05/2024			(1,893)	(1,899)

Total Reverse Repurchase Agreements							$(5,772)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (5.0)%
Uniform Mortgage-Backed Security, TBA	2.000%	05/01/2054	$145,000	$(114,958)	$(114,925)
Uniform Mortgage-Backed Security, TBA	3.000	05/01/2054	11,500	(9,954)	(9,906)

Total Short Sales (5.0)%				$(124,912)	$(124,831)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	53

Schedule of Investments	PIMCO Dynamic Bond Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOM	$51,706	$0	$0	$51,706	$(52,915)	$(1,209)
BOS	99,360	0	0	99,360	(101,130)	(1,770)
BPS	94,300	(190)	0	94,110	(96,062)	(1,952)
BRC	0	(3,683)	0	(3,683)	3,796	113
FICC	4,348	0	0	4,348	(4,434)	(86)
JPS	100	0	0	100	(103)	(3)
MYI	0	(1,899)	0	(1,899)	1,910	11
TOR	147,709	0	0	147,709	(151,441)	(3,732)

Total Borrowings and Other Financing Transactions	$397,523	$(5,772)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(3,873)	$(3,873)
Sovereign Issues	0	(1,899)	0	0	(1,899)

Total Borrowings	$0	$(1,899)	$0	$(3,873)	$(5,772)

Payable for reverse repurchase agreements					$(5,772)

(l)	Securities with an aggregate market value of $5,906 and cash of $1,128 have been pledged as collateral under the terms of the above master agreements as of March 31, 2024.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(2,450) at a weighted average interest rate of 4.934%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(m) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May Futures	$108.500	04/26/2024	33	$	33	$(11)	$(3)
Put - CBOT U.S. Treasury 10-Year Note May Futures	109.000	04/26/2024	63		63	(18)	(9)
Call - CBOT U.S. Treasury 10-Year Note May Futures	111.500	04/26/2024	33		33	(12)	(13)
Call - CBOT U.S. Treasury 10-Year Note May Futures	113.000	04/26/2024	63		63	(35)	(6)

Total Written Options						$(76)	$(31)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Canada Government 10-Year Bond June Futures	06/2024	303	$26,919	$103	$0	$(4)
U.S. Treasury 2-Year Note June Futures	06/2024	1,125	230,045	(188)	0	(229)

				$(85)	$0	$(233)

54	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bobl June Futures	06/2024	182	$(23,218)	$(139)	$0	$(59)
Euro-Bund June Futures	06/2024	385	(55,400)	(854)	0	(262)
Euro-Schatz June Futures	06/2024	378	(43,105)	(35)	12	(31)
U.S. Treasury 10-Year Note June Futures	06/2024	2,426	(268,793)	(1,496)	190	0
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2024	2,452	(281,022)	(2,431)	0	(38)
U.S. Treasury Long-Term Bond June Futures	06/2024	712	(85,752)	(1,176)	0	(178)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2024	325	(41,925)	(751)	0	(152)

				$(6,882)	$202	$(720)

Total Futures Contracts				$(6,967)	$202	$(953)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Boeing Co.	1.000%	Quarterly	12/20/2026	0.732%	$	7,000	$86	$(34)	$52	$0	$0
Boeing Co.	1.000	Quarterly	06/20/2027	0.788		400	5	(2)	3	0	0
British Telecommunications PLC	1.000	Quarterly	12/20/2024	0.134	EUR	9,600	86	(17)	69	2	0
General Motors Co.	5.000	Quarterly	12/20/2026	0.493	$	630	67	7	74	0	0
General Motors Co.	5.000	Quarterly	06/20/2028	0.825		805	105	25	130	1	0

							$349	$(21)	$328	$3	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.HY-41 5-Year Index	(5.000)%	Quarterly	12/20/2028	$31,581	$(1,869)	$(509)	$(2,378)	$0	$(9)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.EM-35 5-Year Index	1.000%	Quarterly	06/20/2026	$92	$(1)	$1	$0	$0	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	1-Day GBP-SONIO Compounded-OIS	4.000%	Annual	09/18/2029	GBP	9,200	$(209)	$12	$(197)	$0	$(26)
Receive	1-Day GBP-SONIO Compounded-OIS	3.700	Annual	03/28/2034		1,300	(6)	(1)	(7)	0	(6)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.550	Annual	09/14/2028	JPY	20,270,000	(315)	(579)	(894)	0	(91)
Pay	1-Day USD-SOFR Compounded-OIS	2.920	Annual	10/17/2024	$	15,500	(324)	(55)	(379)	0	(6)
Pay	1-Day USD-SOFR Compounded-OIS	3.018	Annual	10/24/2024		4,700	(96)	(14)	(110)	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	3.140	Annual	10/25/2024		4,900	(95)	(13)	(108)	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	3.190	Annual	10/25/2024		4,900	(92)	(14)	(106)	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	3.225	Annual	10/25/2024		4,900	(91)	(13)	(104)	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	2.973	Annual	10/27/2024		4,700	(98)	(14)	(112)	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	2.841	Annual	10/31/2024		4,700	(105)	(13)	(118)	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	3.650	Annual	12/05/2024		7,500	(23)	(100)	(123)	0	(3)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	12/21/2026		239,700	3,630	13,020	16,650	418	0
Receive	1-Day USD-SOFR Compounded-OIS	1.500	Semi-Annual	06/21/2027		31,800	3,206	(446)	2,760	61	0
Pay	1-Day USD-SOFR Compounded-OIS	3.800	Annual	03/10/2028		5,100	(82)	22	(60)	0	(9)
Receive	1-Day USD-SOFR Compounded-OIS	2.250	Semi-Annual	06/20/2028		200	18	(3)	15	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.827	Annual	07/03/2028		87,900	(885)	(9,107)	(9,992)	0	(165)
Pay	1-Day USD-SOFR Compounded-OIS	1.725	Annual	09/19/2028		51,100	(5,389)	(416)	(5,805)	0	(90)
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	10/27/2028		131,500	(1,486)	(11,208)	(12,694)	0	(242)
Pay	1-Day USD-SOFR Compounded-OIS	3.940	Annual	02/22/2029		2,800	(7)	(5)	(12)	0	(5)
Pay	1-Day USD-SOFR Compounded-OIS	3.470	Annual	02/22/2030		7,600	(264)	63	(201)	0	(12)
Receive	1-Day USD-SOFR Compounded-OIS	3.545	Annual	10/31/2030		5,500	0	122	122	8	0
Receive	1-Day USD-SOFR Compounded-OIS	3.547	Annual	10/31/2030		54,500	0	1,206	1,206	76	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	55

Schedule of Investments	PIMCO Dynamic Bond Fund	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-SOFR Compounded-OIS	3.589%	Annual	10/31/2030	$	118,800	$0	$2,338	$2,338	$165	$0
Receive	1-Day USD-SOFR Compounded-OIS	3.601	Annual	10/31/2030		35,900	0	681	681	50	0
Receive	1-Day USD-SOFR Compounded-OIS	3.602	Annual	10/31/2030		38,700	0	731	731	54	0
Receive	1-Day USD-SOFR Compounded-OIS	3.623	Annual	10/31/2030		11,000	0	194	194	15	0
Receive	1-Day USD-SOFR Compounded-OIS	3.664	Annual	10/31/2030		7,300	0	112	112	10	0
Receive	1-Day USD-SOFR Compounded-OIS	3.677	Annual	10/31/2030		6,000	0	87	87	8	0
Receive	1-Day USD-SOFR Compounded-OIS	3.689	Annual	10/31/2030		24,600	0	340	340	34	0
Receive	1-Day USD-SOFR Compounded-OIS	3.691	Annual	10/31/2030		11,600	0	159	159	16	0
Receive	1-Day USD-SOFR Compounded-OIS	3.727	Annual	10/31/2030		24,100	0	280	280	33	0
Receive	1-Day USD-SOFR Compounded-OIS	3.732	Annual	10/31/2030		22,200	0	252	252	31	0
Receive	1-Day USD-SOFR Compounded-OIS	3.735	Annual	10/31/2030		15,800	0	176	176	22	0
Receive	1-Day USD-SOFR Compounded-OIS	3.739	Annual	10/31/2030		3,700	0	40	40	5	0
Receive	1-Day USD-SOFR Compounded-OIS	0.750	Semi-Annual	03/30/2031		25,770	189	5,423	5,612	35	0
Pay	1-Day USD-SOFR Compounded-OIS	1.853	Annual	05/18/2032		3,740	(591)	(46)	(637)	0	(5)
Pay	1-Day USD-SOFR Compounded-OIS	1.857	Annual	07/15/2032		49,000	(491)	(7,668)	(8,159)	0	(61)
Receive	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2033		14,100	1,191	(1)	1,190	14	0
Pay	1-Day USD-SOFR Compounded-OIS	3.730	Annual	08/03/2033		1,400	(38)	9	(29)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.760	Annual	08/23/2033		10,000	(251)	79	(172)	0	(9)
Pay	1-Day USD-SOFR Compounded-OIS	3.800	Annual	08/30/2033		6,000	(132)	51	(81)	0	(5)
Pay	1-Day USD-SOFR Compounded-OIS	3.950	Annual	09/13/2033		1,800	(18)	18	0	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	4.165	Annual	09/27/2033		14,600	107	162	269	0	(13)
Pay	1-Day USD-SOFR Compounded-OIS	4.170	Annual	10/03/2033		10,900	84	125	209	0	(9)
Pay	1-Day USD-SOFR Compounded-OIS	4.030	Annual	10/04/2033		7,700	(27)	84	57	0	(7)
Pay	1-Day USD-SOFR Compounded-OIS	4.150	Annual	10/12/2033		1,700	10	20	30	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	4.200	Annual	10/18/2033		2,300	23	28	51	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	4.220	Annual	10/20/2033		5,800	69	71	140	0	(5)
Pay	1-Day USD-SOFR Compounded-OIS	4.230	Annual	10/23/2033		1,100	14	14	28	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	4.255	Annual	10/23/2033		300	4	4	8	0	0
Pay	1-Day USD-SOFR Compounded-OIS	4.450	Annual	10/31/2033		2,800	85	38	123	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	4.435	Annual	11/01/2033		4,000	117	53	170	0	(3)
Pay	1-Day USD-SOFR Compounded-OIS	4.450	Annual	11/01/2033		3,900	119	52	171	0	(3)
Receive	1-Day USD-SOFR Compounded-OIS	4.250	Annual	11/22/2033		6,000	(87)	(81)	(168)	5	0
Receive	1-Day USD-SOFR Compounded-OIS	4.030	Annual	12/15/2033		6,900	(30)	(44)	(74)	6	0
Receive	1-Day USD-SOFR Compounded-OIS	3.950	Annual	12/19/2033		4,000	(17)	0	(17)	3	0
Receive	1-Day USD-SOFR Compounded-OIS	3.842	Annual	12/26/2033		900	(4)	8	4	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.854	Annual	12/29/2033		1,600	(7)	12	5	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	01/02/2034		1,600	(7)	26	19	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.810	Annual	01/02/2034		2,200	(9)	24	15	2	0
Receive	1-Day USD-SOFR Compounded-OIS	3.648	Annual	01/08/2034		4,200	(19)	103	84	3	0
Receive	1-Day USD-SOFR Compounded-OIS	3.670	Annual	01/08/2034		4,000	(19)	91	72	3	0
Receive	1-Day USD-SOFR Compounded-OIS	3.594	Annual	01/09/2034		2,900	0	71	71	2	0
Receive	1-Day USD-SOFR Compounded-OIS	3.600	Annual	01/17/2034		2,600	(12)	73	61	2	0
Pay	1-Day USD-SOFR Compounded-OIS	3.735	Annual	01/23/2034		1,700	(7)	(13)	(20)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.738	Annual	01/23/2034		600	(2)	(5)	(7)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.655	Annual	01/24/2034		1,800	(7)	(26)	(33)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.665	Annual	01/24/2034		1,700	(7)	(23)	(30)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.685	Annual	01/24/2034		3,400	(14)	(41)	(55)	0	(3)
Pay	1-Day USD-SOFR Compounded-OIS	3.620	Annual	01/31/2034		300	(1)	(5)	(6)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.725	Annual	02/07/2034		800	(4)	(6)	(10)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.860	Annual	02/21/2034		6,500	(29)	27	(2)	0	(5)
Pay	1-Day USD-SOFR Compounded-OIS	3.650	Annual	03/05/2034		3,500	(15)	(45)	(60)	0	(3)
Pay	1-Day USD-SOFR Compounded-OIS	3.710	Annual	03/05/2034		4,300	(16)	(36)	(52)	0	(3)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	12/21/2052		51,300	18,803	(1,379)	17,424	0	(79)
Pay	1-Day USD-SOFR Compounded-OIS	3.080	Annual	02/23/2053		2,700	(381)	108	(273)	5	0
Receive	1-Day USD-SOFR Compounded-OIS	1.999	Annual	07/03/2053		18,000	951	4,725	5,676	0	(31)
Receive	1-Day USD-SOFR Compounded-OIS	1.842	Annual	09/19/2053		13,900	4,933	(247)	4,686	0	(24)
Receive	1-Day USD-SOFR Compounded-OIS	1.874	Annual	09/19/2053		13,200	4,591	(249)	4,342	0	(22)
Receive	1-Day USD-SOFR Compounded-OIS	2.060	Semi-Annual	10/27/2053		26,300	1,499	7,167	8,666	0	(41)
Pay	1-Day USD-SOFR Compounded-OIS	3.555	Annual	03/05/2054		1,500	(13)	(7)	(20)	3	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	3.500	Annual	06/20/2054		15,900	430	(204)	226	0	(33)
Pay	3-Month EUR-EURIBOR	2.250	Annual	04/28/2024	EUR	11,700	(100)	256	156	0	(3)
Pay	3-Month EUR-EURIBOR	2.250	Annual	05/03/2024		12,000	(105)	270	165	0	(3)
Pay	3-Month PLN-WIBOR	5.160	Annual	03/21/2027	PLN	130,500	0	23	23	28	0
Pay	3-Month PLN-WIBOR	5.158	Annual	03/22/2027		130,600	(6)	27	21	27	0
Pay	3-Month PLN-WIBOR	4.730	Annual	02/16/2029		139,800	0	(336)	(336)	40	0
Pay	3-Month PLN-WIBOR	4.641	Annual	02/19/2029		107,000	0	(359)	(359)	30	0
Pay	3-Month PLN-WIBOR	4.970	Annual	03/21/2029		76,700	14	23	37	23	0
Pay	3-Month PLN-WIBOR	5.020	Annual	03/21/2029		18,100	0	19	19	6	0
Pay(6)	6-Month AUD-BBR-BBSW	4.750	Semi-Annual	12/20/2033	AUD	395,100	(2,438)	5,387	2,949	982	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	05/11/2027	EUR	8,500	(766)	73	(693)	8	0
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/18/2027		5,000	(391)	57	(334)	5	0

56	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	6-Month EUR-EURIBOR	2.760%	Annual	03/04/2034	EUR	2,100	$(6)	$39	$33	$11	$0
Pay	6-Month EUR-EURIBOR	2.750	Annual	03/05/2034		800	(2)	14	12	4	0
Pay(6)	6-Month EUR-EURIBOR	2.750	Annual	09/18/2034		35,600	585	223	808	204	0
Receive	6-Month PLN-WIBOR	6.210	Annual	04/26/2027	PLN	97,600	(1,099)	(483)	(1,582)	0	(26)
Receive	6-Month PLN-WIBOR	6.160	Annual	09/16/2027		76,000	(931)	(309)	(1,240)	0	(20)
Receive	6-Month PLN-WIBOR	6.310	Annual	09/19/2027		77,500	(1,053)	(319)	(1,372)	0	(21)
Receive	6-Month PLN-WIBOR	6.270	Annual	09/20/2027		72,500	(960)	(297)	(1,257)	0	(20)
Receive	6-Month PLN-WIBOR	6.240	Annual	09/23/2027		66,700	(870)	(269)	(1,139)	0	(18)
Receive	6-Month PLN-WIBOR	6.250	Annual	09/23/2027		64,900	(852)	(263)	(1,115)	0	(18)
Receive	6-Month PLN-WIBOR	6.280	Annual	09/26/2027		27,000	(363)	(109)	(472)	0	(7)
Receive	6-Month PLN-WIBOR	6.985	Annual	10/11/2027		97,100	(1,927)	271	(1,656)	0	(30)
Receive	6-Month PLN-WIBOR	7.156	Annual	10/13/2027		50,100	(1,072)	138	(934)	0	(16)
Receive	6-Month PLN-WIBOR	7.761	Annual	10/21/2027		50	(1)	0	(1)	0	0
Receive	6-Month PLN-WIBOR	8.005	Annual	10/25/2027		50	(1)	0	(1)	0	0
Pay	CAONREPO Index	4.000	Semi-Annual	06/21/2025	CAD	250,700	(1,620)	(85)	(1,705)	0	(121)
Receive	CAONREPO Index	3.500	Semi-Annual	06/01/2032		29,200	(426)	375	(51)	31	0

							$13,861	$10,740	$24,601	$2,491	$(1,347)

Total Swap Agreements							$12,340	$10,211	$22,551	$2,494	$(1,356)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$202	$2,494	$2,696	$(31)	$(953)	$(1,356)	$(2,340)

(n)

Securities with an aggregate market value of $48,786 and cash of $6,946 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(o) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2024	AUD	148		$97	$1	$0
	04/2024	NZD	24,531		14,954	298	0
	04/2024		$591	AUD	902	0	(4)
	05/2024		97		148	0	(1)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	57

Schedule of Investments	PIMCO Dynamic Bond Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2024	AUD	208		$136	$1	$0
	04/2024	CAD	76,060		55,980	0	(175)
	04/2024	DKK	2,851		414	2	0
	04/2024	IDR	7,382,742		467	2	0
	04/2024	JPY	643,534		4,259	8	0
	04/2024	KRW	447,009		333	1	0
	04/2024	SGD	7,950		5,952	60	0
	04/2024		$17	CNY	122	0	0
	04/2024		1,966	EUR	1,815	0	(8)
	04/2024		5,241	GBP	4,129	0	(29)
	04/2024		2,219	JPY	335,200	0	(5)
	05/2024	DKK	3,002		$438	3	0
	05/2024		$136	AUD	208	0	(1)
	05/2024		4,259	JPY	640,608	0	(8)
	06/2024	KRW	1,296,016		$996	32	0
	06/2024		$129	IDR	2,015,698	0	(2)
	07/2024		1,416	PLN	5,692	10	(3)

BPS	04/2024	BRL	22,015		$4,414	24	0
	04/2024	CNH	30,446		4,241	47	0
	04/2024	EUR	2,319		2,510	8	0
	04/2024	GBP	25,621		32,524	186	0
	04/2024	IDR	15,188,716		957	2	(1)
	04/2024	KRW	1,226,808		915	5	0
	04/2024		$2,922	AUD	4,478	0	(4)
	04/2024		4,416	BRL	22,015	0	(26)
	04/2024		1,550	CNH	11,244	0	(1)
	04/2024		3,385	CNY	24,055	0	(2)
	04/2024		17,977	EUR	16,545	0	(128)
	05/2024	BRL	11,741		$2,349	15	0
	05/2024	CNH	11,228		1,550	2	0
	05/2024	DKK	3,822		556	2	0
	05/2024	TWD	62,943		2,038	68	0
	06/2024	KRW	5,518,091		4,224	118	0
	06/2024	TWD	478,800		15,469	453	0
	06/2024		$1,194	IDR	18,817,024	0	(11)
	06/2024		2,731	INR	226,989	0	(15)
	07/2024	BRL	10,361		$2,060	12	0
	07/2024	PLN	155,964		38,489	0	(505)

BRC	04/2024	CNH	42,424		$5,901	56	0
	04/2024	HKD	2,810		360	0	0
	04/2024	HUF	24,277		67	0	0
	04/2024	IDR	5,297,691		333	0	0
	04/2024	NOK	1,622		153	4	0
	04/2024		$13,333	TRY	432,152	0	(206)
	04/2024	ZAR	789		$42	0	0
	05/2024	NOK	256		24	0	0
	05/2024		$5,594	TRY	189,815	1	(24)
	06/2024	ILS	103		$28	0	0
	06/2024	KRW	6,506,210		4,980	139	0
	06/2024		$684	INR	56,843	0	(4)
	06/2024		3,533	MXN	59,858	23	0
	06/2024		2,949	TRY	106,655	60	0

BSH	07/2024	BRL	111,800		$22,143	44	0

CBK	04/2024		128,167		26,059	505	0
	04/2024	CAD	100,040		73,951	92	0
	04/2024	CNH	61,327		8,488	40	(1)
	04/2024	EUR	1,560		1,706	23	0
	04/2024		$1,220	AUD	1,868	0	(3)
	04/2024		25,662	BRL	128,167	0	(108)
	04/2024		2,005	ZAR	38,161	7	0
	05/2024		4,658	EUR	4,294	0	(20)
	06/2024	KRW	722,161		$552	15	0
	06/2024	PEN	15,885		4,301	37	0
	06/2024		$3,293	COP	13,122,184	58	0
	06/2024		444	IDR	7,007,393	0	(3)
	06/2024		100	KRW	132,096	0	(1)
	07/2024		13,642	PLN	53,584	4	(249)

DUB	04/2024	BRL	28,260		$5,658	23	0
	04/2024	EUR	183,133		199,050	1,477	0

58	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2024	IDR	21,155,578		$1,333	$1	$0
	04/2024		$5,622	BRL	28,260	13	0
	05/2024	BRL	28,352		$5,622	0	(13)
	06/2024	KRW	6,148,920		4,724	149	0
	06/2024	TWD	90,351		2,843	9	0
	07/2024		$3,291	BRL	16,587	0	(13)
	03/2025		571	TRY	27,175	10	0

FAR	04/2024	JPY	1,098,924		$7,268	9	0
	05/2024		$44,046	BRL	220,008	0	(315)
	05/2024		7,268	JPY	1,093,938	0	(8)

GLM	04/2024	BRL	4,235		$855	10	0
	04/2024		$848	BRL	4,235	0	(3)
	04/2024		2,004	TRY	65,550	0	(13)
	05/2024		634		21,935	11	0
	06/2024	IDR	13,356,545		$847	7	0
	06/2024		$4,556	MXN	76,746	7	(4)
	07/2024	BRL	72,900		$14,718	308	0
	07/2024		$183	PLN	730	0	(1)
	09/2024		714	TRY	28,529	18	0

JPM	04/2024	BRL	106,996		$21,415	82	0
	04/2024	CAD	77,905		57,737	222	0
	04/2024	KRW	875,380		652	3	0
	04/2024		$21,931	BRL	106,996	0	(598)
	05/2024		6,266	TRY	214,318	6	(4)
	06/2024	IDR	4,748,134		$301	2	0
	06/2024	ILS	766		210	1	0
	06/2024	KRW	5,878,176		4,536	162	0
	06/2024	MXN	638		38	0	0
	06/2024	TWD	535,542		17,414	618	0
	06/2024		$4,611	IDR	72,850,924	0	(31)
	06/2024		1,111	INR	92,206	0	(7)
	07/2024	BRL	36,273		$7,294	124	0
	07/2024		$909	PLN	3,640	6	(5)
	03/2025		495	TRY	24,009	18	0

MBC	04/2024	BRL	1,342		$269	2	0
	04/2024	CNH	62,889		8,754	90	0
	04/2024	IDR	2,546,386		160	0	0
	04/2024		$432	AUD	665	1	0
	04/2024		269	BRL	1,342	0	(1)
	04/2024		61,869	CAD	83,904	74	0
	04/2024		27,146	GBP	21,492	0	(20)
	04/2024		24,057	JPY	3,605,246	0	(241)
	05/2024	CAD	83,868		$61,869	0	(75)
	05/2024	GBP	21,492		27,150	20	0
	06/2024	ILS	204		56	0	0
	06/2024		$2,129	IDR	33,664,380	0	(13)
	06/2024		1,616	INR	135,282	2	0
	07/2024		114	PLN	453	0	0

MYI	04/2024	BRL	1,341		$269	2	0
	04/2024	CNH	29,195		4,080	58	0
	04/2024	CNY	23,776		3,345	1	0
	04/2024	EUR	527		577	8	0
	04/2024	JPY	6,972,200		46,183	126	0
	04/2024	SEK	11,884		1,156	45	0
	04/2024	SGD	7,887		5,930	84	0
	04/2024		$268	BRL	1,341	0	(1)
	04/2024		183,086	EUR	169,179	0	(567)
	04/2024		1,127	SEK	11,883	0	(16)
	05/2024	EUR	169,179		$183,308	577	0
	05/2024	SEK	11,869		1,127	17	0
	05/2024		$3,345	CNY	23,811	0	(2)
	05/2024		1,586	JPY	238,500	0	(3)
	06/2024	IDR	12,376,690		$797	19	0
	06/2024	KRW	3,595,674		2,765	89	0
	06/2024		$1,126	IDR	17,797,967	0	(7)
	06/2024		2,717	INR	225,661	0	(18)
	07/2024	PLN	518		$129	0	0

RBC	04/2024	DKK	340		50	0	0
	04/2024		$46	MXN	819	3	0
	06/2024		1,676		28,319	6	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	59

Schedule of Investments	PIMCO Dynamic Bond Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
SCX	04/2024	CAD	100,081		$73,690	$0	$(195)
	04/2024	CNH	127,207		17,699	174	0
	04/2024	DKK	3,645		532	5	0
	04/2024		$14,732	NZD	24,531	0	(76)
	05/2024	NOK	1,364		$128	2	0
	05/2024	NZD	24,531		14,732	76	0
	06/2024	KRW	6,484,436		4,964	139	0
	06/2024		$4,431	IDR	70,000,515	0	(30)
	06/2024		26,323	INR	2,195,502	4	(61)

SSB	04/2024		3,167	CLP	3,068,313	0	(37)
	05/2024		28,305	MXN	480,950	435	0
	06/2024	KRW	3,038,806		$2,287	26	0
	06/2024		$2,937	INR	245,014	0	(6)

TOR	04/2024	HKD	8,263		$1,057	1	0
	04/2024		$5,971	AUD	9,111	0	(34)
	04/2024		31,962	JPY	4,776,810	0	(407)
	05/2024		116	AUD	178	0	0
	07/2024		6	PLN	25	0	0

UAG	04/2024	AUD	16,489		$10,777	32	0
	04/2024	ZAR	510,410		27,257	342	0
	05/2024		$10,786	AUD	16,489	0	(32)
	05/2024		1,242	EUR	1,150	0	0

Total Forward Foreign Currency Contracts						$8,224	$(4,405)

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC USD versus MXN	MXN	18.989	07/24/2024	11,400	$(164)	$(27)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.500%	04/08/2024	2,900	$(5)	$(1)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.850	04/08/2024	2,900	(5)	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.550	04/15/2024	1,200	(4)	(5)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.810	04/15/2024	1,200	(4)	(1)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.560	04/18/2024	1,600	(5)	(9)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.850	04/18/2024	1,600	(5)	(1)

CKL	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.480	04/29/2024	2,000	(3)	(3)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.780	04/29/2024	2,000	(3)	(3)

FAR	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.705	04/22/2024	6,800	(23)	(22)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.105	04/22/2024	6,800	(23)	(8)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.690	04/26/2024	7,900	(22)	(29)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.090	04/26/2024	7,900	(22)	(14)

GLM	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.430	04/12/2024	2,800	(5)	(1)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.770	04/12/2024	2,800	(5)	(2)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	04/08/2024	1,600	(6)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.900	04/08/2024	1,600	(6)	(4)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.680	04/15/2024	3,800	(13)	(7)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.080	04/15/2024	3,800	(13)	(3)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.685	04/18/2024	3,800	(15)	(9)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	04/18/2024	2,300	(8)	(9)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.085	04/18/2024	3,800	(15)	(4)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.150	04/18/2024	2,300	(8)	(2)

JPM	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.560	04/22/2024	2,300	(3)	(5)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.860	04/22/2024	2,300	(3)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550	04/12/2024	500	(2)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.950	04/12/2024	500	(2)	(1)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.490	04/05/2024	700	(2)	(1)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.810	04/05/2024	700	(2)	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.480	04/25/2024	3,600	(10)	(13)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.770	04/25/2024	3,600	(10)	(5)

60	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.624%	04/01/2024	4,000	$(15)	$0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.627	04/01/2024	4,000	(14)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.688	04/01/2024	4,000	(14)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.024	04/01/2024	4,000	(15)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.027	04/01/2024	4,000	(14)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.088	04/01/2024	4,000	(15)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.678	04/25/2024	6,900	(20)	(22)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.078	04/25/2024	6,900	(20)	(12)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.690	04/26/2024	2,200	(6)	(8)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.090	04/26/2024	2,200	(6)	(4)

							$(391)	$(209)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	$95.656	05/06/2024	12,300	$(59)	$(19)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	97.656	05/06/2024	12,300	(42)	(76)

MSC	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	96.906	04/04/2024	5,700	(32)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	95.672	05/06/2024	11,400	(53)	(17)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	97.672	05/06/2024	11,400	(44)	(69)

					$(230)	$(183)

Total Written Options					$(785)	$(419)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
CBK	Brazil Government International Bond	1.000%	Quarterly	12/20/2024	0.274%	$ 100	$(2)	$3	$1	$0

GST	Brazil Government International Bond	1.000	Quarterly	12/20/2024	0.274	200	(3)	4	1	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	0.518	17,400	(770)	795	25	0
	Turkey Government International Bond	1.000	Quarterly	06/20/2024	0.491	400	(49)	50	1	0

HUS	Brazil Government International Bond	1.000	Quarterly	06/20/2024	0.221	200	(6)	6	0	0

JPM	Hochtief AG	5.000	Quarterly	12/20/2026	0.484	EUR 5,900	1,407	(642)	765	0

MYC	California State General Obligation Bonds, Series 2003	1.000	Quarterly	09/20/2024	0.167	$ 11,400	81	(32)	49	0

MYI	AT&T, Inc.	1.000	Quarterly	06/20/2024	0.293	2,300	7	(2)	5	0

							$665	$182	$847	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
GST	CMBX.NA.AAA.10 Index	0.500%	Monthly	11/17/2059	$900	$(26)	$25	$0	$(1)

MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	18,100	(628)	620	0	(8)

UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	12,100	(424)	419	0	(5)

						$(1,078)	$1,064	$0	$(14)

Total Swap Agreements						$(413)	$1,246	$847	$(14)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	61

Schedule of Investments	PIMCO Dynamic Bond Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
AZD	$299	$0	$0	$299	$(5)	$0	$0	$(5)	$294	$(270)	$24
BOA	119	0	0	119	(231)	(27)	0	(258)	(139)	0	(139)
BPS	942	0	0	942	(693)	0	0	(693)	249	0	249
BRC	283	0	0	283	(234)	0	0	(234)	49	90	139
BSH	44	0	0	44	0	0	0	0	44	70	114
CBK	781	0	1	782	(385)	(17)	0	(402)	380	(320)	60
CKL	0	0	0	0	0	(6)	0	(6)	(6)	0	(6)
DUB	1,682	0	0	1,682	(26)	0	0	(26)	1,656	(1,040)	616
FAR	9	0	0	9	(323)	(73)	0	(396)	(387)	0	(387)
GLM	361	0	0	361	(21)	(41)	0	(62)	299	0	299
GST	0	0	27	27	0	0	(1)	(1)	26	0	26
JPM	1,244	0	765	2,009	(645)	(121)	0	(766)	1,243	(1,240)	3
MBC	189	0	0	189	(350)	0	0	(350)	(161)	78	(83)
MSC	0	0	0	0	0	(88)	0	(88)	(88)	0	(88)
MYC	0	0	49	49	0	(46)	(8)	(54)	(5)	96	91
MYI	1,026	0	5	1,031	(614)	0	0	(614)	417	(280)	137
RBC	9	0	0	9	0	0	0	0	9	0	9
SCX	400	0	0	400	(362)	0	0	(362)	38	(260)	(222)
SSB	461	0	0	461	(43)	0	0	(43)	418	(290)	128
TOR	1	0	0	1	(441)	0	0	(441)	(440)	370	(70)
UAG	374	0	0	374	(32)	0	(5)	(37)	337	(450)	(113)

Total Over the Counter	$8,224	$0	$847	$9,071	$(4,405)	$(419)	$(14)	$(4,838)

(p)

Securities with an aggregate market value of $704 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2024.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

62	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$202	$202
Swap Agreements	0	3	0	0	2,491	2,494

	$0	$3	$0	$0	$2,693	$2,696

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,224	$0	$8,224
Swap Agreements	0	847	0	0	0	847

	$0	$847	$0	$8,224	$0	$9,071

	$0	$850	$0	$8,224	$2,693	$11,767

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$31	$31
Futures	0	0	0	0	953	953
Swap Agreements	0	9	0	0	1,347	1,356

	$0	$9	$0	$0	$2,331	$2,340

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,405	$0	$4,405
Written Options	0	0	0	27	392	419
Swap Agreements	0	14	0	0	0	14

	$0	$14	$0	$4,432	$392	$4,838

	$0	$23	$0	$4,432	$2,723	$7,178

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$297	$297
Futures	0	0	0	0	25,956	25,956
Swap Agreements	0	895	0	0	(46,631)	(45,736)

	$0	$895	$0	$0	$(20,378)	$(19,483)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(10,843)	$0	$(10,843)
Purchased Options	0	0	0	0	7,767	7,767
Written Options	0	0	0	150	(11,520)	(11,370)
Swap Agreements	0	877	0	0	(366)	511

	$0	$877	$0	$(10,693)	$(4,119)	$(13,935)

	$0	$1,772	$0	$(10,693)	$(24,497)	$(33,418)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(118)	$(118)
Futures	0	0	0	0	(1,528)	(1,528)
Swap Agreements	0	(5,693)	0	0	57,982	52,289

	$0	$(5,693)	$0	$0	$56,336	$50,643

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,508	$0	$9,508
Purchased Options	0	0	0	0	(10,578)	(10,578)
Written Options	0	0	0	20	20,293	20,313
Swap Agreements	0	34	0	0	316	350

	$0	$34	$0	$9,528	$10,031	$19,593

	$0	$(5,659)	$0	$9,528	$66,367	$70,236

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	63

Schedule of Investments	PIMCO Dynamic Bond Fund	(Cont.)	March 31, 2024

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Loan Participations and Assignments	$0	$30,629	$0	$30,629
Corporate Bonds & Notes
Banking & Finance	0	279,225	3,250	282,475
Industrials	0	173,122	377	173,499
Utilities	0	43,872	0	43,872
Convertible Bonds & Notes
Industrials	0	7,618	0	7,618
Municipal Bonds & Notes
California	0	2,086	0	2,086
Illinois	0	1,022	0	1,022
Puerto Rico	0	86	0	86
West Virginia	0	4,656	0	4,656
U.S. Government Agencies	0	1,357,716	0	1,357,716
U.S. Treasury Obligations	0	417,960	0	417,960
Non-Agency Mortgage-Backed Securities	0	192,659	2,607	195,266
Asset-Backed Securities	0	526,812	550	527,362
Sovereign Issues	0	177,053	0	177,053
Common Stocks
Energy	0	0	137	137
Financials	0	0	611	611
Convertible Preferred Securities
Banking & Finance	4,268	0	0	4,268
Preferred Securities
Banking & Finance	0	22,464	0	22,464
Short-Term Instruments
Commercial Paper	0	50,116	0	50,116
Repurchase Agreements	0	397,375	0	397,375
Short-Term Notes	0	666	0	666
U.S. Treasury Bills	0	1,479	0	1,479

	$4,268	$3,686,616	$7,532	$3,698,416

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$192,251	$0	$0	$192,251

Total Investments	$196,519	$3,686,616	$7,532	$3,890,667

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(124,831)	$0	$(124,831)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	12	2,684	0	2,696
Over the counter	0	9,071	0	9,071

	$12	$11,755	$0	$11,767

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(356)	(1,984)	0	(2,340)
Over the counter	0	(4,838)	0	(4,838)

	$(356)	$(6,822)	$0	$(7,178)

Total Financial Derivative Instruments	$(344)	$4,933	$0	$4,589

Totals	$196,175	$3,566,718	$7,532	$3,770,425

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

64	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Extended Duration Fund	March 31, 2024

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 229.0%

U.S. GOVERNMENT AGENCIES 16.0%

Fannie Mae
0.000% due 11/15/2030 (e)	$400	$297
2.242% due 01/25/2031 ~(a)	2,248	169
3.000% due 07/25/2043	534	434
3.790% due 01/01/2029	2,000	1,922
5.000% due 08/25/2033	20	20
5.500% due 04/25/2033 - 08/25/2035	36	35
6.000% due 12/25/2034	318	325

Freddie Mac
0.000% due 01/15/2031 - 07/15/2031 (a)	500	363
0.000% due 03/15/2031 - 07/15/2032 (e)	9,300	6,650
0.000% due 01/15/2041 (b)(e)	2,707	2,071
3.000% due 04/15/2053	1,658	1,315
4.000% due 09/15/2054	874	768
4.444% due 11/25/2052 ~	4,620	4,237
6.000% due 06/15/2035	513	533

Ginnie Mae
5.500% due 10/20/2037	246	251

Ginnie Mae, TBA
4.000% due 04/01/2054	11,100	10,388
4.500% due 04/01/2054	2,100	2,018

Resolution Funding Corp. STRIPS
0.000% due 10/15/2028 (a)	800	656
0.000% due 04/15/2030 (e)	4,100	3,106

Tennessee Valley Authority
4.625% due 09/15/2060	1,000	949

Tennessee Valley Authority STRIPS
0.000% due 09/15/2039 (e)	21,560	10,099

U.S. Small Business Administration
5.290% due 12/01/2027	19	19

Uniform Mortgage-Backed Security
4.000% due 08/01/2048	37	35

Uniform Mortgage-Backed Security, TBA
3.000% due 04/01/2054	1,900	1,635
3.500% due 05/01/2054	50	45
4.000% due 05/01/2054	200	185
4.500% due 04/01/2054 - 05/01/2054	10,750	10,241
5.000% due 04/01/2054	2,900	2,830
5.500% due 04/01/2054 - 05/01/2054	14,900	14,827
6.000% due 05/01/2054	14,500	14,630
6.500% due 04/01/2054	1,700	1,737

Total U.S. Government Agencies (Cost $95,101)		92,790

U.S. TREASURY OBLIGATIONS 199.6%

U.S. Treasury Bonds
2.250% due 02/15/2052 (h)	5,500	3,619
2.500% due 02/15/2045 (h)	5,300	3,877
2.750% due 11/15/2047	1	1
3.000% due 11/15/2044 (h)	5,280	4,230
3.000% due 05/15/2045 (h)	4,500	3,589
3.000% due 08/15/2052 (h)	101,800	79,102
3.125% due 08/15/2044 (h)	5,260	4,310
3.625% due 02/15/2053 (h)	120,100	105,491
3.625% due 05/15/2053 (h)	50,100	44,032
4.000% due 11/15/2052 (h)	42,600	40,066
4.125% due 08/15/2053 (h)	118,700	114,119
4.250% due 02/15/2054 (h)	35,000	34,428
4.500% due 02/15/2044 (c)(h)	12,200	12,271

U.S. Treasury Inflation Protected Securities (f)
0.125% due 01/15/2032 (h)	6,341	5,542
0.625% due 07/15/2032 (h)	10,931	9,918
1.125% due 01/15/2033 (h)	8,779	8,238
1.750% due 01/15/2034 (h)	7,423	7,333

U.S. Treasury Notes
0.625% due 12/31/2027 (h)	10,100	8,817
1.250% due 04/30/2028 (h)	600	532
1.250% due 09/30/2028 (h)	600	526

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.875% due 08/15/2028 (h)	$500	$472
3.500% due 04/30/2028 (h)	1,000	970
4.000% due 06/30/2028 (h)	400	396
4.000% due 02/15/2034 (h)	18,000	17,705
4.125% due 07/31/2028 (h)	400	398
4.250% due 02/28/2029 (h)	50,500	50,575
4.625% due 09/30/2028 (h)	1,100	1,116
4.875% due 10/31/2028 (h)	600	615

U.S. Treasury STRIPS
0.000% due 05/15/2034 (a)	31,800	20,637
0.000% due 08/15/2034 (a)	76,520	49,074
0.000% due 11/15/2034 (a)(j)	34,600	21,938
0.000% due 08/15/2035 (a)(j)	6,870	4,213
0.000% due 05/15/2036 (a)	52,000	30,784
0.000% due 11/15/2036 (a)	76,900	44,434
0.000% due 05/15/2037 (a)	54,350	30,644
0.000% due 08/15/2037 (a)	9,100	5,070
0.000% due 05/15/2041 (a)	160	73
0.000% due 08/15/2041 (a)	120	54
0.000% due 08/15/2041 (e)	14,800	6,959
0.000% due 11/15/2041 (a)	60	27
0.000% due 02/15/2042 (e)(j)	9,500	4,321
0.000% due 05/15/2042 (e)(j)	9,700	4,350
0.000% due 08/15/2042 (a)	690	295
0.000% due 11/15/2042 (a)	120	51
0.000% due 05/15/2043 (e)	16,610	7,110
0.000% due 08/15/2043 (e)	75,900	32,158
0.000% due 02/15/2044 (e)	51,400	21,290
0.000% due 05/15/2044 (e)	88,500	36,247
0.000% due 08/15/2044 (e)(j)	1,500	608
0.000% due 11/15/2044 (e)(j)	4,800	1,922
0.000% due 02/15/2045 (e)(j)	5,200	2,057
0.000% due 05/15/2045 (e)(j)	7,750	3,035
0.000% due 08/15/2046 (e)(j)	3,500	1,295
0.000% due 05/15/2048 (e)	77,000	26,485
0.000% due 08/15/2048 (e)(h)	153,800	52,369
0.000% due 11/15/2048 (e)(h)	172,400	58,224
0.000% due 02/15/2049 (e)	120,600	40,382
0.000% due 08/15/2049 (e)	72,300	23,857
0.000% due 11/15/2049 (e)(h)	155,500	50,899
0.000% due 08/15/2050 (e)	35,600	11,333

Total U.S. Treasury Obligations (Cost $1,505,299)		1,154,483

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.9%

1166 Avenue of the Americas Commercial Mortgage Trust
5.690% due 10/13/2037	3,000	2,521

BAMLL Commercial Mortgage Securities Trust
6.423% due 04/15/2036 •	3,200	3,199
6.823% due 03/15/2034 •	1,500	1,496

Barclays Commercial Mortgage Securities Trust
4.197% due 08/10/2035	800	742
4.957% due 08/10/2035 ~	600	501

Bear Stearns ALT-A Trust
4.870% due 09/25/2035 ~	106	63

BWAY Mortgage Trust
3.454% due 03/10/2033	3,000	2,852

ChaseFlex Trust
6.004% due 05/25/2037 •	1,147	1,051

Commercial Mortgage Trust
3.815% due 04/10/2033 ~	2,500	2,271

Countrywide Home Loan Mortgage Pass-Through Trust
4.428% due 09/25/2047 ~	78	68

DROP Mortgage Trust
6.589% due 10/15/2043 •	600	578

Extended Stay America Trust
6.519% due 07/15/2038 •	1,097	1,097

GS Mortgage Securities Corp. Trust
6.325% due 11/15/2036 •	1,750	1,742

GS Mortgage Securities Trust
3.602% due 10/10/2049 ~	1,800	1,609
3.805% due 10/10/2035 ~	800	734

JP Morgan Chase Commercial Mortgage Securities Trust
6.823% due 12/15/2031 •	686	581

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JP Morgan Mortgage Trust
5.516% due 07/25/2035 ~		$18	$17
6.344% due 12/25/2049 •		82	79

New Residential Mortgage Loan Trust
2.750% due 11/25/2059 ~		1,622	1,517

Structured Adjustable Rate Mortgage Loan Trust
5.764% due 10/25/2035 •		234	213

VNDO Mortgage Trust
3.805% due 01/10/2035		3,600	3,378

WaMu Mortgage Pass-Through Certificates Trust
5.819% due 01/25/2047 •		70	64
6.137% due 08/25/2046 •		2,286	1,833
6.589% due 10/25/2046 •		2	2

Total Non-Agency Mortgage-Backed Securities (Cost $30,909)			28,208

ASSET-BACKED SECURITIES 5.9%

ACE Securities Corp. Home Equity Loan Trust
6.239% due 01/25/2035 •		3,852	3,559

ACREC Ltd.
6.591% due 10/16/2036 •		1,414	1,404

Arbor Realty Commercial Real Estate Notes Ltd.
6.769% due 01/15/2037 •		1,950	1,942

Atlas Senior Loan Fund Ltd.
6.726% due 01/16/2030 •		546	546

Avis Budget Rental Car Funding AESOP LLC
6.020% due 02/20/2030		1,400	1,447

BDS Ltd.
6.791% due 12/16/2036 •		675	671

Black Diamond CLO DAC
4.881% due 05/15/2032 •	EUR	2,050	2,201

CIT Mortgage Loan Trust
6.944% due 10/25/2037 •		$2,103	2,092

Countrywide Asset-Backed Certificates Trust
5.944% due 01/25/2046 •		3,650	3,421

Crestline Denali CLO Ltd.
6.717% due 10/23/2031 •		1,617	1,617

ECMC Group Student Loan Trust
6.185% due 02/27/2068 •		398	394

Fortress Credit Investments Ltd.
7.170% due 02/23/2039 •		2,079	2,079

Fremont Home Loan Trust
6.509% due 06/25/2035 •		1,199	1,149

Lument Finance Trust, Inc.
6.610% due 06/15/2039 •		2,100	2,055

MASTR Asset-Backed Securities Trust
6.269% due 10/25/2034 •		1,186	1,133

MF1 LLC
7.476% due 06/19/2037 •		500	501

OZLM Ltd.
6.521% due 10/20/2031 •		940	943

Saranac CLO Ltd.
6.717% due 08/13/2031 •		1,573	1,581

SLM Student Loan Trust
6.223% due 10/25/2029 •		131	131

Sound Point CLO Ltd.
6.477% due 01/23/2029 •		45	46

Symphony Static CLO Ltd.
6.416% due 10/25/2029 •		406	407

Venture CLO Ltd.
6.569% due 07/20/2030 •		1,341	1,344
6.709% due 04/20/2032 •		2,200	2,204

Vibrant CLO Ltd.
6.619% due 09/15/2030 •		921	920
6.699% due 07/20/2032 •		300	300

Total Asset-Backed Securities (Cost $34,361)			34,087

SOVEREIGN ISSUES 1.5%

Mexico Government International Bond
2.750% due 11/27/2031 (f)	MXN	28,408	1,473

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	65

Schedule of Investments	PIMCO Extended Duration Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 12/03/2026 (f)	MXN	2,354	$131
4.000% due 11/30/2028 (f)		9,659	555
6.338% due 05/04/2053		$700	692

South Africa Government International Bond
8.250% due 03/31/2032	ZAR	7,800	344

United Kingdom Gilt
4.375% due 07/31/2054	GBP	4,300	5,391

Total Sovereign Issues (Cost $8,766)			8,586

SHORT-TERM INSTRUMENTS 1.1%

REPURCHASE AGREEMENTS (g) 0.2%
			1,350

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.9%
5.382% due 05/16/2024 - 06/20/2024 (d)(e)(h)	$5,412	$5,354

Total Short-Term Instruments (Cost $6,704)		6,704

Total Investments in Securities (Cost $1,681,140)		1,324,858

	SHARES
INVESTMENTS IN AFFILIATES 4.9%

SHORT-TERM INSTRUMENTS 4.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.9%

PIMCO Short Asset Portfolio	2,535,186	24,693

	SHARES	MARKET VALUE (000S)

PIMCO Short-Term Floating NAV Portfolio III	401,785	$3,908

Total Short-Term Instruments (Cost $29,210)		28,601

Total Investments in Affiliates (Cost $29,210)		28,601

Total Investments 233.9% (Cost $1,710,350)		$1,353,459

Financial Derivative Instruments (i)(k) 0.1% (Cost or Premiums, net $(2,194))		341

Other Assets and Liabilities, net (134.0)%		(775,256)

Net Assets 100.0%		$578,544

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	03/28/2024	04/01/2024	$1,350	U.S. Treasury Notes 5.000% due 09/30/2025	$(1,377)	$1,350	$1,350

Total Repurchase Agreements						$(1,377)	$1,350	$1,350

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOO	5.330%	03/28/2024	04/01/2024	$(17,775)	$(17,786)
	5.470	03/28/2024	04/01/2024	(160,005)	(160,102)
BOS	5.220	03/25/2024	04/01/2024	(4,080)	(4,084)
	5.450	03/28/2024	04/04/2024	(37,754)	(37,777)
BRC	0.000	03/28/2024	04/01/2024	(12,337)	(12,337)
	5.150	04/01/2024	04/03/2024	(12,337)	(12,337)
BSN	5.420	03/07/2024	04/18/2024	(155,187)	(155,771)
DEU	5.420	03/07/2024	04/18/2024	(1,069)	(1,073)
	5.420	03/08/2024	04/18/2024	(2,244)	(2,252)
GRE	5.420	03/20/2024	04/03/2024	(957)	(959)
IND	5.440	04/01/2024	04/08/2024	(507)	(507)
JPS	5.420	03/20/2024	04/03/2024	(4,337)	(4,345)
	5.460	04/01/2024	04/08/2024	(4,080)	(4,079)

Total Reverse Repurchase Agreements					$(413,409)

66	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
MSC	4.800%	03/28/2024	04/02/2024	$(50,821)	$(50,848)
	5.420	03/18/2024	04/01/2024	(504)	(505)
UBS	5.420	01/23/2024	04/02/2024	(7,879)	(7,961)
	5.420	02/07/2024	04/18/2024	(310,222)	(312,744)

Total Sale-Buyback Transactions					$(372,058)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOO	$0	$(177,888)	$0	$(177,888)	$179,655	$1,767
BOS	0	(41,861)	0	(41,861)	41,762	(99)
BRC	0	(24,674)	0	(24,674)	12,270	(12,404)
BSN	0	(155,771)	0	(155,771)	155,220	(551)
DEU	0	(3,325)	0	(3,325)	3,293	(32)
FICC	1,350	0	0	1,350	(1,377)	(27)
GRE	0	(959)	0	(959)	960	1
IND	0	(507)	0	(507)	0	(507)
JPS	0	(8,424)	0	(8,424)	4,371	(4,053)

Master Securities Forward Transaction Agreement
MSC	0	0	(51,353)	(51,353)	51,082	(271)
UBS	0	0	(320,705)	(320,705)	319,469	(1,236)

Total Borrowings and Other Financing Transactions	$1,350	$(413,409)	$(372,058)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$(194,308)	$(202,177)	$0	$0	$(396,485)

Total	$(194,308)	$(202,177)	$0	$0	$(396,485)

Sale-Buyback Transactions
U.S. Treasury Obligations	(505)	(371,553)	0	0	(372,058)

Total	$(505)	$(371,553)	$0	$0	$(372,058)

Total Borrowings	$(194,813)	$(573,730)	$0	$0	$(768,543)

Payable for reverse repurchase agreements and sale-buyback financing transactions (5)					$(768,543)

(h)	Securities with an aggregate market value of $765,893 and cash of $2,189 have been pledged as collateral under the terms of the above master agreements as of March 31, 2024.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(665,312) at a weighted average interest rate of 5.277%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(802) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(16,924) is outstanding at period end.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	67

Schedule of Investments	PIMCO Extended Duration Fund	(Cont.)

(i) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2024	12	$	1,284	$1	$0	$(2)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Japan Government 10-Year Bond June Futures	06/2024	26	$	(25,019)	$(6)	$36	$(24)
U.S. Treasury 2-Year Note June Futures	06/2024	41		(8,384)	12	10	0
U.S. Treasury 10-Year Note June Futures	06/2024	164		(18,171)	(20)	24	0
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2024	3,384		(387,838)	(3,155)	344	(53)
U.S. Treasury Long-Term Bond June Futures	06/2024	1,527		(183,908)	(2,155)	262	(382)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2024	49		(6,321)	(138)	15	(23)
United Kingdom Long Gilt June Futures	06/2024	74		(9,334)	(100)	0	(44)

					$(5,562)	$691	$(526)

Total Futures Contracts					$(5,561)	$691	$(528)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(1)	1-Day GBP-SONIO Compounded-OIS	4.000%	Annual	09/18/2029	GBP	10,800	$211	$21	$232	$31	$0
Receive(1)	1-Day USD-SOFR Compounded-OIS	4.000	Annual	06/20/2026	$	97,300	(396)	1,048	652	113	0
Pay	1-Day USD-SOFR Compounded-OIS	3.800	Annual	03/10/2028		3,400	(7)	(33)	(40)	0	(6)
Receive(1)	1-Day USD-SOFR Compounded-OIS	3.900	Annual	08/31/2028		16,900	72	(25)	47	26	0
Pay	1-Day USD-SOFR Compounded-OIS	3.800	Annual	09/05/2028		1,900	(14)	(23)	(37)	0	(3)
Pay	1-Day USD-SOFR Compounded-OIS	1.600	Annual	10/23/2028		55,800	121	(6,661)	(6,540)	0	(99)
Pay	1-Day USD-SOFR Compounded-OIS	2.395	Semi-Annual	10/25/2028		49,900	(619)	(3,319)	(3,938)	0	(86)
Pay	1-Day USD-SOFR Compounded-OIS	3.940	Annual	02/22/2029		6,800	(16)	(13)	(29)	0	(11)
Receive(1)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		13,400	21	69	90	19	0
Pay	1-Day USD-SOFR Compounded-OIS	3.470	Annual	02/22/2030		600	(2)	(14)	(16)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.340	Annual	02/23/2030		2,800	(10)	(83)	(93)	0	(4)
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	06/22/2030		800	(3)	(28)	(31)	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	3.821	Annual	10/31/2030		22,200	0	137	137	31	0
Receive	1-Day USD-SOFR Compounded-OIS	3.834	Annual	10/31/2030		22,000	0	118	118	30	0
Receive	1-Day USD-SOFR Compounded-OIS	3.868	Annual	10/31/2030		22,000	0	74	74	30	0
Receive(1)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2031		10,200	(90)	138	48	11	0
Receive	1-Day USD-SOFR Compounded-OIS	1.487	Semi-Annual	06/23/2031		6,500	(15)	1,080	1,065	9	0
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	06/21/2033		2,400	(11)	(90)	(101)	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	07/12/2033		2,100	(7)	(35)	(42)	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	3.760	Annual	08/23/2033		3,700	(14)	(50)	(64)	0	(3)
Pay	1-Day USD-SOFR Compounded-OIS	3.900	Annual	08/30/2033		1,400	(5)	(2)	(7)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	4.165	Annual	09/27/2033		1,800	(7)	40	33	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	4.155	Annual	10/02/2033		7,400	(29)	161	132	0	(6)
Pay	1-Day USD-SOFR Compounded-OIS	4.170	Annual	10/03/2033		4,900	(19)	113	94	0	(4)
Pay	1-Day USD-SOFR Compounded-OIS	4.030	Annual	10/04/2033		900	(3)	10	7	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	4.175	Annual	10/10/2033		2,500	(9)	59	50	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	4.200	Annual	10/18/2033		1,800	(6)	46	40	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	4.220	Annual	10/20/2033		500	(2)	14	12	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	4.255	Annual	10/23/2033		400	(1)	12	11	0	0
Pay	1-Day USD-SOFR Compounded-OIS	4.393	Annual	10/25/2033		1,200	(4)	50	46	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	4.450	Annual	10/31/2033		4,000	(15)	190	175	0	(3)
Receive(1)	1-Day USD-SOFR Compounded-OIS	3.722	Annual	11/15/2033		10,000	0	65	65	6	0
Receive	1-Day USD-SOFR Compounded-OIS	4.030	Annual	12/15/2033		10,700	(46)	(69)	(115)	9	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	01/02/2034		1,600	(7)	26	19	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.810	Annual	01/02/2034		500	(2)	5	3	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.684	Annual	01/03/2034		2,900	(13)	63	50	2	0

68	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-SOFR Compounded-OIS	3.648%	Annual	01/08/2034	$	1,000	$(5)	$25	$20	$1	$0
Receive	1-Day USD-SOFR Compounded-OIS	3.670	Annual	01/08/2034		1,200	(6)	28	22	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.600	Annual	01/17/2034		4,800	(22)	135	113	4	0
Pay	1-Day USD-SOFR Compounded-OIS	3.655	Annual	01/24/2034		1,400	(6)	(20)	(26)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.665	Annual	01/24/2034		2,400	(10)	(33)	(43)	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	3.685	Annual	01/24/2034		900	(4)	(10)	(14)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.725	Annual	02/07/2034		1,400	(7)	(10)	(17)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.860	Annual	02/21/2034		6,400	(28)	26	(2)	0	(5)
Pay	1-Day USD-SOFR Compounded-OIS	3.710	Annual	03/05/2034		2,500	(9)	(21)	(30)	0	(2)
Receive(1)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2034		4,400	24	(7)	17	2	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	12/15/2051		9,100	(387)	3,450	3,063	0	(13)
Pay	1-Day USD-SOFR Compounded-OIS	3.080	Annual	02/23/2053		1,100	(10)	(101)	(111)	2	0
Pay	1-Day USD-SOFR Compounded-OIS	3.370	Annual	07/12/2053		2,400	(16)	(133)	(149)	5	0
Pay	1-Day USD-SOFR Compounded-OIS	3.830	Annual	10/12/2053		1,500	(9)	51	42	4	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	10/23/2053		11,600	(195)	4,236	4,041	0	(19)
Receive	1-Day USD-SOFR Compounded-OIS	2.330	Semi-Annual	10/25/2053		10,300	626	2,245	2,871	0	(16)
Pay	1-Day USD-SOFR Compounded-OIS	3.555	Annual	03/05/2054		400	(3)	(2)	(5)	1	0
Pay	1-Year BRL-CDI	9.815	Maturity	01/04/2027	BRL	72,100	0	(115)	(115)	0	(28)
Pay	1-Year BRL-CDI	9.832	Maturity	01/04/2027		65,600	0	(98)	(98)	0	(24)
Pay	1-Year BRL-CDI	9.842	Maturity	01/04/2027		1,700	0	(3)	(3)	0	(1)
Pay(1)	6-Month AUD-BBR-BBSW	4.750	Semi-Annual	12/20/2033	AUD	27,600	(336)	542	206	69	0
Pay(1)	6-Month EUR-EURIBOR	2.750	Annual	09/18/2034	EUR	12,600	210	76	286	72	0
Receive(1)	6-Month EUR-EURIBOR	2.500	Annual	09/18/2054		5,200	(208)	(58)	(266)	0	(62)
Pay	CAONREPO Index	1.275	Semi-Annual	03/03/2025	CAD	2,400	(63)	4	(59)	0	(1)
Pay	CAONREPO Index	1.276	Semi-Annual	03/03/2025		500	(13)	1	(12)	0	0
Pay	CAONREPO Index	1.235	Semi-Annual	03/04/2025		10,800	(287)	16	(271)	0	(6)
Pay	CAONREPO Index	3.750	Semi-Annual	12/20/2025		24,900	(328)	94	(234)	0	(15)

Total Swap Agreements							$(2,039)	$3,412	$1,373	$479	$(438)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$691	$479	$1,170	$0	$(528)	$(438)	$(966)

(j)

Securities with an aggregate market value of $19,590 and cash of $6,376 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(k) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2024		$35	AUD	54	$0	$0
	05/2024	AUD	54		$35	0	0

BOA	04/2024	GBP	4,195		5,354	59	0
	04/2024	JPY	286,406		1,895	3	0
	04/2024		$49	AUD	75	0	0
	04/2024		5,297	EUR	4,879	0	(33)
	05/2024	AUD	75		$49	0	0
	05/2024	EUR	4,879		5,304	34	0
	05/2024		$1,895	JPY	285,104	0	(3)

BPS	04/2024	CNH	2,045		$285	3	0
	04/2024		$104	CNH	755	0	0
	05/2024	CNH	754		$104	0	0
	05/2024	TWD	4,093		133	4	0
	06/2024		26,604		860	25	0
	06/2024		$101	IDR	1,597,767	0	(1)
	06/2024		481	INR	40,058	0	(2)
	07/2024		1,590	PLN	6,443	21	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	69

Schedule of Investments	PIMCO Extended Duration Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability

BRC	04/2024	CNH	2,849		$396	$4	$0
	04/2024		$2	NOK	21	0	0
	04/2024		697	TRY	23,275	0	(1)
	05/2024	GBP	4,349		$5,500	10	0
	05/2024		$1,108	TRY	37,637	0	(5)
	06/2024		1,524	TWD	48,143	0	(14)

CBK	04/2024	AUD	193		$126	0	0
	04/2024	CHF	2,373		2,708	77	0
	04/2024	CNH	2,269		315	3	0
	04/2024	GBP	81		103	1	0

FAR	04/2024	EUR	4,879		5,304	40	0
	04/2024	JPY	489,078		3,235	4	0
	05/2024		$3,235	JPY	486,859	0	(4)

GLM	06/2024		753	TRY	26,801	0	(1)

JPM	05/2024		1,239	BRL	6,116	0	(23)
	05/2024		1,430	TRY	48,593	1	(2)
	06/2024	THB	183		$5	0	0
	06/2024	TWD	18,063		587	21	0
	06/2024		$555	IDR	8,769,437	0	(4)
	06/2024		1	MXN	19	0	0

MBC	04/2024	CNH	15,215		$2,115	19	0
	04/2024	GBP	73		93	1	0
	04/2024		$2,656	CAD	3,603	4	0
	04/2024		2,229	JPY	334,044	0	(22)
	05/2024	CAD	3,602		$2,656	0	(4)

MYI	04/2024		3,616		2,663	0	(6)
	04/2024	CNH	1,961		274	4	0
	04/2024	SEK	17,161		1,669	65	0
	04/2024		$1,627	SEK	17,161	0	(24)
	05/2024	SEK	17,140		$1,627	24	0
	06/2024		$336	IDR	5,217,745	0	(8)

RBC	04/2024		1	MXN	14	0	0

SCX	04/2024	CNH	8,543		$1,189	12	0
	06/2024		$198	IDR	3,115,129	0	(2)
	06/2024		741	INR	61,688	0	(3)

SSB	05/2024	MXN	14,023		$825	0	(13)

TOR	04/2024		$2,634	CHF	2,375	0	(1)
	04/2024		2,961	JPY	442,596	0	(38)
	05/2024	AUD	64		$42	0	0
	05/2024	CHF	2,367		2,634	1	0

Total Forward Foreign Currency Contracts						$440	$(214)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.550%	04/15/2024	8,100	$(25)	$(35)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.810	04/15/2024	8,100	(25)	(4)

CKL	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.480	04/29/2024	1,800	(3)	(3)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.780	04/29/2024	1,800	(3)	(2)

GLM	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.430	04/12/2024	1,500	(2)	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.770	04/12/2024	1,500	(2)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.680	04/15/2024	3,700	(12)	(7)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.080	04/15/2024	3,700	(13)	(3)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.685	04/18/2024	3,700	(15)	(9)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.085	04/18/2024	3,700	(15)	(4)

JPM	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.560	04/22/2024	300	0	(1)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.860	04/22/2024	300	0	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550	04/12/2024	1,800	(6)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.950	04/12/2024	1,800	(6)	(4)

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	04/02/2024	2,500	(6)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.250	04/02/2024	2,500	(6)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.690	04/26/2024	2,800	(8)	(10)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.090	04/26/2024	2,800	(8)	(5)

Total Written Options							$(155)	$(89)

70	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$96	$0	$0	$96	$(36)	$0	$0	$(36)	$60	$0	$60
BPS	53	0	0	53	(3)	0	0	(3)	50	0	50
BRC	14	0	0	14	(20)	0	0	(20)	(6)	0	(6)
CBK	81	0	0	81	0	(39)	0	(39)	42	0	42
CKL	0	0	0	0	0	(5)	0	(5)	(5)	0	(5)
FAR	44	0	0	44	(4)	0	0	(4)	40	0	40
GLM	0	0	0	0	(1)	(24)	0	(25)	(25)	0	(25)
JPM	22	0	0	22	(29)	(6)	0	(35)	(13)	0	(13)
MBC	24	0	0	24	(26)	0	0	(26)	(2)	0	(2)
MYC	0	0	0	0	0	(15)	0	(15)	(15)	0	(15)
MYI	93	0	0	93	(38)	0	0	(38)	55	0	55
SCX	12	0	0	12	(5)	0	0	(5)	7	0	7
SSB	0	0	0	0	(13)	0	0	(13)	(13)	0	(13)
TOR	1	0	0	1	(39)	0	0	(39)	(38)	0	(38)

Total Over the Counter	$440	$0	$0	$440	$(214)	$(89)	$0	$(303)

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$691	$691
Swap Agreements	0	0	0	0	479	479

	$0	$0	$0	$0	$1,170	$1,170

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$440	$0	$440

	$0	$0	$0	$440	$1,170	$1,610

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$528	$528
Swap Agreements	0	0	0	0	438	438

	$0	$0	$0	$0	$966	$966

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$214	$0	$214
Written Options	0	0	0	0	89	89

	$0	$0	$0	$214	$89	$303

	$0	$0	$0	$214	$1,055	$1,269

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	71

Schedule of Investments	PIMCO Extended Duration Fund	(Cont.)	March 31, 2024

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$169	$169
Futures	0	0	0	0	34,075	34,075
Swap Agreements	0	0	0	0	1,324	1,324

	$0	$0	$0	$0	$35,568	$35,568

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,003)	$0	$(1,003)
Written Options	0	0	0	0	1,296	1,296

	$0	$0	$0	$(1,003)	$1,296	$293

	$0	$0	$0	$(1,003)	$36,864	$35,861

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$12,759	$12,759
Swap Agreements	0	0	0	0	(49)	(49)

	$0	$0	$0	$0	$12,710	$12,710

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$273	$0	$273
Purchased Options	0	0	0	0	(1,087)	(1,087)
Written Options	0	0	0	0	1,756	1,756

	$0	$0	$0	$273	$669	$942

	$0	$0	$0	$273	$13,379	$13,652

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
U.S. Government Agencies	$0	$92,790	$0	$92,790
U.S. Treasury Obligations	0	1,154,483	0	1,154,483
Non-Agency Mortgage- Backed Securities	0	28,208	0	28,208
Asset-Backed Securities	0	34,087	0	34,087
Sovereign Issues	0	8,586	0	8,586
Short-Term Instruments
Repurchase Agreements	0	1,350	0	1,350
U.S. Treasury Bills	0	5,354	0	5,354

	$0	$1,324,858	$0	$1,324,858

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$28,601	$0	$0	$28,601

Total Investments	$28,601	$1,324,858	$0	$1,353,459

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$36	$1,134	$0	$1,170
Over the counter	0	440	0	440

	$36	$1,574	$0	$1,610

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(68)	(898)	0	(966)
Over the counter	0	(303)	0	(303)

	$(68)	$(1,201)	$0	$(1,269)

Total Financial Derivative Instruments	$(32)	$373	$0	$341

Totals	$28,569	$1,325,231	$0	$1,353,800

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

72	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO GNMA and Government Securities Fund	March 31, 2024

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 237.3%

CORPORATE BONDS & NOTES 0.0%

BANKING & FINANCE 0.0%

Preferred Term Securities Ltd.
6.482% (TSFR3M + 1.122%) due 07/03/2033 ~	$46	$46

Total Corporate Bonds & Notes (Cost $38)		46

U.S. GOVERNMENT AGENCIES 218.2%

Fannie Mae
0.000% due 11/25/2040 - 06/25/2043 •(a)	3,816	234
0.000% due 10/25/2042 - 10/25/2045 •	377	225
0.000% due 07/25/2044 - 04/25/2046 ~(a)	1,092	43
0.041% due 08/25/2044 ~(a)	156	7
0.047% due 01/25/2045 ~(a)	189	9
0.068% due 04/25/2055 ~(a)	348	14
0.089% due 08/25/2055 ~(a)	202	8
0.119% due 08/25/2054 ~(a)	302	12
0.138% due 07/25/2052 ~(a)	208	8
0.148% due 10/25/2046 ~(a)	68	2
0.170% due 07/25/2045 ~(a)	848	34
0.200% due 02/25/2043 •(a)	363	2
0.261% due 09/25/2045 ~(a)	182	10
0.565% due 11/25/2049 •(a)	317	39
0.715% due 08/25/2042 •(a)	491	31
0.765% due 11/25/2044 - 06/25/2048 •(a)	4,577	522
2.242% due 01/25/2031 ~(a)	587	44
2.500% due 02/25/2051 (a)	3,471	553
3.000% due 03/25/2043 - 05/01/2058	3,620	3,060
3.000% due 04/25/2043 - 12/25/2048 (a)	978	126
3.045% due 04/01/2029	917	855
3.141% due 01/01/2048 •	4,410	4,173
3.500% due 08/01/2032 - 01/01/2059	11,227	9,959
3.500% due 08/25/2043 - 04/25/2046 (a)	197	23
3.524% due 08/01/2049 •	981	963
3.575% due 02/01/2026	1,000	972
3.666% due 04/25/2042 ~	300	278
3.750% due 02/01/2029	3,771	3,623
3.820% due 01/01/2029	755	730
3.872% due 10/25/2040 ~	436	430
4.000% due 06/01/2033 - 07/01/2034	655	630
4.000% due 06/25/2044 (a)	34	3
4.140% due 04/01/2028	781	765
4.374% due 02/01/2028 ~	2,000	1,962
4.385% due 04/01/2033	828	809
4.390% due 11/25/2031 ~	1,914	1,909
4.434% due 05/25/2042 ~	921	889
4.440% due 06/01/2033	2,000	1,962
4.452% due 05/25/2042 ~	500	495
4.490% due 04/01/2033	1,600	1,577
4.500% due 09/01/2028 - 09/01/2048	3,795	3,719
4.550% due 05/01/2028	100	99
4.580% due 08/01/2033	1,000	992
4.590% due 06/01/2033 (h)	1,843	1,829
4.590% due 06/01/2033	8,060	7,999
4.680% due 06/01/2030	11,283	11,249
4.700% due 04/01/2033	2,037	2,021
4.732% due 03/25/2042 ~	589	579
4.770% due 12/01/2029	674	674
4.839% due 01/25/2042 ~	1,217	1,119
4.900% due 10/01/2028	355	357
4.990% due 03/01/2031	995	1,010
5.000% due 12/01/2035 - 10/01/2036	15	15
5.070% due 09/01/2033	839	860
5.300% due 09/01/2038	980	1,018
5.320% due 10/01/2043	196	198
5.410% due 12/01/2031	814	845
5.500% due 12/01/2032 - 10/01/2038	122	121
5.504% due 09/01/2041 •	155	157
5.570% due 10/01/2028	435	444

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.610% due 10/01/2028	$883	$902
5.700% due 08/01/2030	930	973
5.735% due 12/25/2047 •	4,444	4,339
5.740% due 01/01/2036 •	212	218
5.780% due 05/01/2038 •	731	752
5.820% due 11/01/2033	1,230	1,328
5.850% due 11/01/2028	2,303	2,399
5.854% due 10/01/2027 •	7,509	7,468
5.870% due 12/01/2033	1,500	1,624
5.885% due 02/25/2049 •	200	197
5.960% due 11/01/2033	544	587
6.000% due 04/01/2032 - 10/01/2048	127	126
6.010% due 07/01/2028	1,148	1,192
6.099% due 10/01/2037 •	1,249	1,286
6.135% due 10/25/2037 •	706	704
6.276% due 02/01/2042 •	101	102
6.398% due 05/01/2035 •	109	110
6.500% due 09/01/2036	1	2
6.500% due 04/25/2038 (a)	49	14
6.660% due 04/01/2030	1,998	2,125
7.105% due 08/25/2024 ~	2	2

Freddie Mac
0.000% due 05/15/2033 - 10/15/2058 (b)(e)	5,443	3,840
0.000% due 05/15/2035 - 05/15/2041 •	4,414	3,879
0.000% due 10/15/2037 - 10/15/2041 ~(a)	200	10
0.079% due 02/15/2038 ~(a)	110	6
0.131% due 03/15/2037 ~(a)	65	3
0.136% due 05/15/2037 ~(a)	45	3
0.145% due 08/15/2041 ~(a)	56	3
0.169% due 11/15/2036 ~(a)	173	7
0.188% due 08/15/2036 ~(a)	80	4
0.215% due 11/15/2038 ~(a)	183	11
0.290% due 06/15/2038 ~(a)	138	10
1.250% due 12/15/2044	8,025	6,527
2.000% due 11/25/2050 (a)	2,653	352
2.317% due 02/15/2027 •(a)	168	5
2.500% due 08/15/2027 - 10/15/2052 (a)	23,105	3,529
3.000% due 10/01/2026 - 12/25/2046	16,743	15,500
3.000% due 11/15/2027 - 06/25/2050 (a)	27,084	4,194
3.050% due 03/01/2032	1,771	1,562
3.500% due 01/15/2043 - 04/25/2050 (a)	31,021	6,506
3.500% due 12/25/2046 - 03/01/2049	3,079	2,707
3.623% due 01/01/2050 •	968	929
4.000% due 07/15/2034 - 11/15/2042 (a)	1,888	282
4.000% due 04/01/2041 - 01/01/2049	11,178	10,612
4.098% due 07/25/2033 ~	571	524
4.400% due 06/01/2030	618	606
4.500% due 01/01/2036 - 11/01/2048	975	946
5.000% due 07/01/2033 - 03/01/2049	1,467	1,467
5.500% due 09/01/2034 - 03/01/2041	121	123
5.550% due 10/01/2039 •	773	792
5.798% due 10/15/2037 - 04/15/2038 •	2,705	2,663
5.933% due 06/15/2042 •	614	606
5.985% due 01/25/2050 •	159	157
6.014% due 11/01/2036 •	261	268
6.062% due 11/01/2041 •	755	778
6.260% due 09/01/2034 •	387	397
6.700% due 05/01/2031 •	4	4
7.500% due 08/15/2029 (a)	1	0

Ginnie Mae
0.000% due 03/20/2034 - 12/20/2040 (b)(e)	2,312	2,042
0.000% due 06/20/2042 - 08/16/2052 ~(a)	6,794	41
0.000% due 05/20/2043 - 09/20/2045 •	941	638
0.607% due 09/20/2049 •(a)	1,892	206
0.750% due 11/16/2051 ~(a)	14	0
2.000% due 02/20/2051 (a)	11,176	1,231
2.500% due 09/20/2027 (a)	611	19
2.500% due 06/15/2043 - 02/20/2063	24,145	20,206
2.500% due 03/20/2051 - 09/20/2051 (h)	111,828	95,394

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 11/20/2026 - 02/20/2053	$123,083	$106,667
3.000% due 01/20/2029 - 09/20/2051 (a)	6,490	918
3.000% due 02/20/2050 (h)	9,165	8,011
3.150% due 11/20/2042 - 12/20/2042	403	359
3.250% due 05/15/2042	614	564
3.500% due 11/20/2034 - 01/20/2063	109,246	99,685
3.500% due 08/20/2042 - 09/20/2046 (a)	1,487	174
3.500% due 02/20/2053 (h)	86,588	79,305
3.625% due 02/20/2030 - 08/20/2045 •	235	233
3.724% due 06/20/2036 •	7,722	7,493
3.750% due 06/20/2045 - 12/20/2045	2,703	2,516
3.875% due 06/20/2038 •	34	34
4.000% due 04/15/2025 - 08/20/2062	34,812	32,706
4.000% due 10/20/2043 (a)	47	5
4.050% due 04/15/2040 - 11/15/2040	852	812
4.061% due 01/20/2031 ~	335	328
4.500% due 04/15/2030 - 08/20/2062	62,767	61,075
4.500% due 08/20/2045 (a)	4,045	737
4.875% due 08/15/2039 - 10/15/2040	236	233
5.000% due 12/20/2032 - 10/20/2062	20,681	20,464
5.000% due 12/20/2050 •	2,953	2,743
5.250% due 05/15/2033 - 10/15/2033	177	179
5.380% due 08/15/2034	50	51
5.475% due 06/15/2035	118	121
5.500% due 04/15/2025 - 01/20/2049	4,866	4,923
5.520% due 06/15/2034 - 02/15/2035	130	134
5.530% due 05/15/2035	81	83
5.570% due 03/15/2035	64	66
5.680% due 12/15/2034	124	129
5.693% due 03/20/2058 •	569	569
5.720% due 12/15/2034	51	52
5.740% due 11/20/2036 •	10,872	10,578
5.750% due 09/15/2033	7	7
5.820% due 04/15/2034 - 12/15/2034	136	140
5.870% due 10/15/2034	56	58
5.875% due 10/15/2033	111	115
5.930% due 10/15/2034	85	89
5.970% due 08/15/2034	52	54
5.989% due 05/20/2061 •	121	121
6.000% due 06/20/2024 - 08/20/2053	25,210	25,584
6.020% due 01/15/2034	61	62
6.024% due 09/20/2062 •	3	3
6.044% due 05/20/2069 •	975	975
6.075% due 01/15/2034	88	90
6.124% due 08/20/2061 •	5	5
6.144% due 10/20/2065 •	2	2
6.179% due 03/20/2073 •	8,420	8,440
6.244% due 06/20/2066 •	452	451
6.250% due 01/15/2029 - 03/15/2029	21	21
6.319% due 03/20/2073 •	20,041	20,195
6.324% due 04/20/2066 •	1,941	1,939
6.494% due 07/20/2070 - 08/20/2070 •	90,224	91,768
6.500% due 04/15/2024 - 03/20/2053	3,525	3,588
6.694% due 09/20/2070 - 01/20/2071 •	63,855	65,317
6.700% due 07/20/2026	7	7
6.744% due 09/20/2063 •	149	150
7.000% due 07/15/2025 - 12/20/2062	7,942	8,074
7.136% due 04/20/2061 •	567	570

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	73

Schedule of Investments	PIMCO GNMA and Government Securities Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.250% due 12/15/2025 - 11/15/2027	$2	$2
7.500% due 01/15/2025 - 10/15/2035	146	149
7.539% due 12/20/2070 •	6,466	6,635
8.000% due 11/15/2025 - 07/15/2031	144	142

Ginnie Mae, TBA
2.000% due 04/01/2054 - 05/01/2054	291,700	239,130
2.500% due 04/01/2054	56,100	47,789
3.000% due 04/01/2054	343,550	303,014
3.500% due 04/01/2054	22,350	20,339
4.000% due 04/01/2054	160,550	150,254
4.500% due 04/01/2054	57,670	55,420
5.000% due 04/01/2054 - 05/01/2054	90,950	89,424
5.500% due 04/01/2054	5,100	5,096

Uniform Mortgage-Backed Security
1.500% due 12/01/2050 - 06/01/2051	450	341
2.000% due 07/01/2028 - 02/01/2038	45,462	40,359
2.500% due 01/01/2028 - 04/01/2052	44,862	37,832
3.000% due 10/01/2026 - 02/01/2052	126,510	111,924
3.500% due 05/01/2024 - 03/01/2052	81,562	74,892
4.000% due 05/01/2033 - 07/01/2053	33,964	32,175
4.500% due 01/01/2026 - 07/01/2053	13,620	13,195
4.500% due 10/01/2052 (h)	17,764	16,926
5.000% due 04/01/2027 - 09/01/2053	11,000	10,802
5.500% due 11/01/2039 - 09/01/2053	6,694	6,756
6.000% due 07/01/2036 - 02/01/2054	14,635	14,974
6.000% due 07/01/2053 (h)	91,323	92,201
6.500% due 01/01/2054 - 02/01/2054	27,636	28,249

Uniform Mortgage-Backed Security, TBA
3.500% due 04/01/2039	7,400	7,035
4.500% due 04/01/2039 - 04/01/2054	196,200	187,492
5.000% due 04/01/2039 - 05/01/2054	208,900	204,085
5.500% due 05/01/2054	70,700	70,355
6.500% due 04/01/2054 - 05/01/2054	283,200	289,238
7.000% due 05/01/2054	13,000	13,388

Total U.S. Government Agencies (Cost $3,226,403)		3,128,719

U.S. TREASURY OBLIGATIONS 4.9%

U.S. Treasury Inflation Protected Securities (f)
0.125% due 10/15/2024 (h)(j)(l)	28,845	28,668
0.250% due 01/15/2025 (h)	37,886	37,241
2.375% due 01/15/2025 (h)	4,253	4,250

Total U.S. Treasury Obligations (Cost $69,527)		70,159

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.0%

Angel Oak Mortgage Trust
5.985% due 01/25/2069 þ	495	494

Bear Stearns Structured Products, Inc. Trust
5.115% due 01/26/2036 ~	624	472

Credit Suisse First Boston Mortgage Securities Corp.
6.065% due 03/25/2032 ~	5	4

Credit Suisse Mortgage Capital Mortgage-Backed Trust
2.500% due 07/25/2056 ~	1,173	946
4.699% due 05/27/2053 ~	1,458	1,163

Freddie Mac
4.660% due 01/25/2031	3,300	3,268

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ginnie Mae
0.857% due 10/20/2050 •(a)	$2,227	$271
2.000% due 10/20/2050 (a)	28,044	2,658
2.500% due 05/20/2050 (a)	1,048	128
2.500% due 01/20/2051 (a)	23,903	3,097
2.500% due 09/20/2051 (a)	8,400	1,137
2.500% due 12/20/2051 (a)	3,346	419
3.000% due 12/20/2050 (a)	23,750	3,705
3.500% due 01/20/2046 (a)	981	149
3.500% due 01/20/2052	1,675	1,129
6.069% due 03/20/2071 •	296	292
6.119% due 04/20/2073 •	1,992	1,988
6.219% due 07/20/2073 •	24,497	24,585
6.219% due 08/20/2073 •	6,253	6,275
6.219% due 11/20/2073 •	20,233	20,305
6.289% due 08/20/2073 •	5,051	5,085
6.319% due 03/20/2073 •	2,014	2,002
6.419% due 05/20/2073 •	8,747	8,880
6.469% due 05/20/2073 •	1,483	1,506
6.819% due 08/20/2071 •	1,983	2,009

IMS Ecuadorian Mortgage Trust
3.400% due 08/18/2043	4,539	4,455

JP Morgan Mortgage Trust
3.000% due 05/25/2052 ~	6,920	5,810
6.344% due 12/25/2049 •	828	799

La Hipotecaria El Salvadorian Mortgage Trust
3.000% due 09/08/2039 «•	3,683	3,569
3.358% due 01/15/2046 «	1,745	1,611
3.498% due 10/25/2041 «	962	935
3.508% due 11/24/2042 «•	2,511	2,362
4.250% due 09/29/2046 «	3,492	3,262

MFA Trust
1.381% due 04/25/2065 ~	2,632	2,452

Mortgage Equity Conversion Asset Trust
5.470% due 02/25/2042 •	1,643	1,606
5.510% due 05/25/2042 •	6,920	6,665

Structured Asset Mortgage Investments Trust
6.101% due 09/19/2032 •	4	4

Towd Point Mortgage Trust
1.636% due 04/25/2060 ~	2,163	1,915
2.710% due 01/25/2060 ~	1,649	1,544

Total Non-Agency Mortgage-Backed Securities (Cost $132,471)		128,956

ASSET-BACKED SECURITIES 4.4%

Anchorage Capital CLO Ltd.
6.985% due 04/20/2037 •	3,700	3,699

Apex Credit CLO Ltd.
7.122% due 04/20/2036 •	2,000	2,000

Ares CLO Ltd.
6.637% due 04/17/2033 •	3,500	3,500

Benefit Street Partners CLO Ltd.
6.671% due 04/20/2034 •	4,000	3,999

BlueMountain CLO Ltd.
6.515% due 10/25/2030 •	3,500	3,500

Bryant Park Funding Ltd.
6.932% due 04/15/2037 •	2,000	2,000

Cathedral Lake Ltd.
6.797% due 01/20/2035 •	1,000	1,002

Centex Home Equity Loan Trust
5.744% due 01/25/2032 «•	6	6

Diameter Capital CLO Ltd.
0.000% due 04/15/2037 •	2,600	2,600
7.144% due 01/15/2037 •	3,300	3,328

Dryden Senior Loan Fund
6.475% due 07/15/2030 •	3,100	3,112
6.479% due 10/19/2029 •	3,800	3,800

Generate CLO Ltd.
0.000% due 10/20/2036 •	1,300	1,304

GoldenTree Loan Management U.S. CLO Ltd.
6.477% due 04/24/2031 •	4,200	4,201

Home Equity Asset Trust
6.044% due 11/25/2032 «•	3	2

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

KKR CLO Ltd.
6.757% due 02/09/2035 •	$1,800	$1,794

KKR CLO Trust
6.766% due 10/15/2034 •	1,150	1,149

Magnetite Ltd.
6.472% due 10/15/2031 •	2,400	2,400

Marathon CLO Ltd.
6.698% due 01/20/2033 •	2,400	2,405

Marble Point CLO Ltd.
0.000% due 01/20/2032 •	500	501
6.616% due 10/15/2030 •	3,101	3,108

MKS CLO Ltd.
6.579% due 07/20/2030 •	1,322	1,322

Palmer Square CLO Ltd.
6.638% due 04/20/2035 •	1,100	1,099

RCKT Mortgage Trust
6.025% due 02/25/2044 ~	593	593

Sound Point CLO Ltd.
6.746% due 07/15/2034 •	500	499

Sycamore Tree CLO Ltd.
7.003% due 01/20/2037 •	2,900	2,904

TCW CLO Ltd.
6.922% due 01/16/2037 •	1,200	1,201

Tralee CLO Ltd.
6.899% due 07/20/2029 •	361	361

Trinitas CLO Ltd.
6.693% due 04/25/2033 •	2,900	2,910

Venture CLO Ltd.
6.479% due 10/20/2028 •	1,184	1,186

Voya CLO Ltd.
0.000% due 07/20/2032 •(c)	1,000	1,000

Wellfleet CLO Ltd.
6.469% due 04/20/2029 •	137	137

Total Asset-Backed Securities (Cost $62,551)		62,622

SHORT-TERM INSTRUMENTS 0.8%

REPURCHASE AGREEMENTS (g) 0.1%
		2,097

U.S. TREASURY BILLS 0.7%
5.398% due 04/25/2024 - 06/13/2024 (d)(e)(l)	10,213	10,124

Total Short-Term Instruments (Cost $12,221)		12,221

Total Investments in Securities (Cost $3,503,211)		3,402,723

	SHARES
INVESTMENTS IN AFFILIATES 0.3%

SHORT-TERM INSTRUMENTS 0.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.3%

PIMCO Short-Term Floating NAV Portfolio III	406,644	3,955

Total Short-Term Instruments (Cost $3,956)		3,955

Total Investments in Affiliates (Cost $3,956)		3,955

Total Investments 237.6% (Cost $3,507,167)		$3,406,678

Financial Derivative Instruments (i)(k) 0.1% (Cost or Premiums, net $647)		1,622

Other Assets and Liabilities, net (137.7)%		(1,974,414)

Net Assets 100.0%		$1,433,886

74	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	03/28/2024	04/01/2024	$2,097	U.S. Treasury Notes 5.000% due 09/30/2025	$(2,139)	$2,097	$2,098

Total Repurchase Agreements						$(2,139)	$2,097	$2,098

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BSN	5.420%	03/07/2024	04/18/2024	$(4,335)	$(4,351)
DEU	5.420	03/11/2024	04/18/2024	(16,797)	(16,850)
	5.450	03/14/2024	04/11/2024	(7,804)	(7,825)
	5.450	03/21/2024	04/11/2024	(10,370)	(10,388)
JPS	5.420	03/05/2024	04/02/2024	(13,388)	(13,442)
RCY	5.400	03/13/2024	04/10/2024	(13,774)	(13,814)
	5.410	03/21/2024	04/11/2024	(3,581)	(3,586)
SAL	5.440	03/13/2024	04/11/2024	(287,077)	(287,902)

Total Reverse Repurchase Agreements					$(358,158)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
TDM	5.420%	03/15/2024	04/04/2024	$(1,641)	$(1,645)

Total Sale-Buyback Transactions					$(1,645)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (78.4)%
Uniform Mortgage-Backed Security, TBA	1.500%	04/01/2039	$1,000	$(873)	$(866)
Uniform Mortgage-Backed Security, TBA	2.000	05/01/2039	58,000	(51,282)	(51,472)
Uniform Mortgage-Backed Security, TBA	2.000	05/01/2054	103,754	(82,351)	(82,234)
Uniform Mortgage-Backed Security, TBA	2.500	04/01/2039	1,625	(1,480)	(1,479)
Uniform Mortgage-Backed Security, TBA	2.500	05/01/2054	63,750	(53,002)	(52,772)
Uniform Mortgage-Backed Security, TBA	3.000	04/01/2039	11,100	(10,387)	(10,332)
Uniform Mortgage-Backed Security, TBA	3.000	05/01/2054	218,900	(189,455)	(188,557)
Uniform Mortgage-Backed Security, TBA	3.500	05/01/2054	167,500	(150,645)	(150,023)
Uniform Mortgage-Backed Security, TBA	4.000	04/01/2039	10,400	(10,068)	(10,074)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	75

Schedule of Investments	PIMCO GNMA and Government Securities Fund	(Cont.)

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Uniform Mortgage-Backed Security, TBA	4.000%	04/01/2054	$2,500	$(2,317)	$(2,315)
Uniform Mortgage-Backed Security, TBA	4.000	05/01/2054	81,343	(75,395)	(75,368)
Uniform Mortgage-Backed Security, TBA	4.500	04/01/2054	101,000	(96,171)	(96,190)
Uniform Mortgage-Backed Security, TBA	4.500	05/01/2054	145,277	(138,499)	(138,410)
Uniform Mortgage-Backed Security, TBA	5.000	04/11/2054	58,550	(57,027)	(57,134)
Uniform Mortgage-Backed Security, TBA	5.500	04/01/2054	4,900	(4,850)	(4,877)
Uniform Mortgage-Backed Security, TBA	6.000	05/01/2054	200,829	(202,597)	(202,634)

Total Short Sales (78.4)%				$(1,126,399)	$(1,124,737)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BSN	$0	$(4,351)	$0	$(4,351)	$4,351	$0
DEU	0	(35,063)	0	(35,063)	35,560	497
FICC	2,098	0	0	2,098	(2,139)	(41)
JPS	0	(13,442)	0	(13,442)	13,437	(5)
RCY	0	(17,400)	0	(17,400)	17,382	(18)
SAL	0	(287,902)	0	(287,902)	295,783	7,881

Master Securities Forward Transaction Agreement
TDM	0	0	(1,645)	(1,645)	1,640	(5)

Total Borrowings and Other Financing Transactions	$2,098	$(358,158)	$(1,645)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Government Agencies	$0	$(306,115)	$0	$0	$(306,115)
U.S. Treasury Obligations	0	(52,043)	0	0	(52,043)

Total	$0	$(358,158)	$0	$0	$(358,158)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(1,645)	0	0	(1,645)

Total	$0	$(1,645)	$0	$0	$(1,645)

Total Borrowings	$0	$(359,803)	$0	$0	$(359,803)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(359,803)

(h)	Securities with an aggregate market value of $368,155 have been pledged as collateral under the terms of the above master agreements as of March 31, 2024.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(196,586) at a weighted average interest rate of 5.418%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(1) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

76	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
3-Month SOFR Active Contract March Futures	06/2024	3,446	$815,604	$(1,932)	$0	$(21)
U.S. Treasury 10-Year Note June Futures	06/2024	1,813	200,875	949	0	(142)

				$(983)	$0	$(163)

SHORT FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
3-Month SOFR Active Contract June Futures	09/2024	2,275	$(539,545)	$1,757	$114	$0
3-Month SOFR Active Contract September Futures	12/2024	1,320	(313,946)	(159)	148	0
U.S. Treasury 2-Year Note June Futures	06/2024	113	(23,107)	10	23	0

				$1,608	$285	$0

Total Futures Contracts				$625	$285	$(163)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	1-Day USD-SOFR Compounded-OIS	4.600%	Annual	02/02/2025	$ 69,000	$92	$308	$400	$27	$0
Receive	1-Day USD-SOFR Compounded-OIS	4.100	Annual	02/05/2025	126,500	267	1,078	1,345	57	0
Pay	1-Day USD-SOFR Compounded-OIS	4.600	Annual	02/05/2025	126,500	(129)	(594)	(723)	0	(50)
Receive	1-Day USD-SOFR Compounded-OIS	4.600	Annual	02/06/2025	119,500	95	585	680	48	0
Receive	1-Day USD-SOFR Compounded-OIS	4.250	Annual	12/20/2025	295,900	(641)	3,694	3,053	371	0
Receive	1-Day USD-SOFR Compounded-OIS	4.000	Annual	12/20/2026	12,000	117	31	148	24	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/20/2028	28,400	558	(105)	453	47	0
Receive	1-Day USD-SOFR Compounded-OIS	3.858	Annual	03/08/2029	4,800	18	16	34	8	0
Receive	1-Day USD-SOFR Compounded-OIS	4.250	Annual	03/20/2029	30,600	(993)	651	(342)	50	0
Pay	1-Day USD-SOFR Compounded-OIS	3.569	Annual	07/10/2030	3,700	(137)	15	(122)	0	(6)
Pay	1-Day USD-SOFR Compounded-OIS	3.740	Annual	07/10/2030	2,150	(58)	10	(48)	0	(3)
Pay	1-Day USD-SOFR Compounded-OIS	4.123	Annual	10/06/2030	15,800	(79)	167	88	0	(22)
Pay	1-Day USD-SOFR Compounded-OIS	4.118	Annual	10/10/2030	19,500	(103)	209	106	0	(27)
Pay	1-Day USD-SOFR Compounded-OIS	4.135	Annual	10/10/2030	18,100	(77)	195	118	0	(25)
Pay	1-Day USD-SOFR Compounded-OIS	4.145	Annual	10/10/2030	7,300	(27)	79	52	0	(10)
Pay	1-Day USD-SOFR Compounded-OIS	4.155	Annual	10/10/2030	23,700	(72)	256	184	0	(33)
Receive	1-Day USD-SOFR Compounded-OIS	4.185	Annual	10/10/2030	24,400	31	(266)	(235)	34	0
Pay	1-Day USD-SOFR Compounded-OIS	4.320	Annual	10/10/2030	3,800	26	42	68	0	(5)
Pay	1-Day USD-SOFR Compounded-OIS	4.012	Annual	11/08/2030	21,500	(342)	349	7	0	(30)
Pay	1-Day USD-SOFR Compounded-OIS	4.180	Annual	11/08/2030	24,500	(144)	405	261	0	(34)
Pay	1-Day USD-SOFR Compounded-OIS	4.192	Annual	11/08/2030	7,000	(36)	116	80	0	(10)
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2030	137,400	(127)	4,100	3,973	204	0
Receive	1-Day USD-SOFR Compounded-OIS	3.550	Annual	12/22/2030	8,400	340	(122)	218	11	0
Pay	1-Day USD-SOFR Compounded-OIS	3.705	Annual	01/10/2031	29,800	133	(593)	(460)	0	(40)
Receive	1-Day USD-SOFR Compounded-OIS	3.710	Annual	03/12/2031	5,400	113	(48)	65	7	0
Receive(1)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2031	47,400	125	91	216	54	0
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033	77,600	(552)	3,106	2,554	62	0
Receive	1-Day USD-SOFR Compounded-OIS	3.250	Annual	12/20/2053	17,500	1,079	164	1,243	0	(30)

Total Swap Agreements						$(523)	$13,939	$13,416	$1,004	$(325)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$285	$1,004	$1,289	$0	$ (163)	$ (325)	$ (488)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	77

Schedule of Investments	PIMCO GNMA and Government Securities Fund	(Cont.)

(j)

Securities with an aggregate market value of $10,773 and cash of $19,439 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(k) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.000%	05/28/2024	38,400	$46	$24
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.383	04/04/2024	7,500	49	0

CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.000	09/25/2025	105,200	173	157

DUB	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.750	10/31/2024	28,300	24	45
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	12/16/2024	61,000	72	22
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.380	04/04/2024	8,300	53	0
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500	08/19/2024	7,600	155	62
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.200	08/19/2024	7,600	155	47
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.250	11/29/2024	16,700	399	185
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	01/28/2025	36,400	211	80

FAR	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	04/26/2024	93,700	50	0

GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.250	08/19/2024	39,800	80	13
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.300	03/13/2025	20,000	36	14
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.365	08/19/2024	8,200	152	49
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.265	08/19/2024	8,200	152	44
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	03/10/2025	16,200	110	66
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	08/22/2025	20,000	254	145

JPM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.250	03/03/2025	51,000	81	38
	Put - OTC 6-Month Interest Rate Swap	3-Month USD-LIBOR	Receive	5.000	08/23/2024	217,600	174	171
	Put - OTC 6-Month Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	08/23/2024	217,600	38	35

MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	05/14/2024	37,800	20	1
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.000	06/14/2024	52,000	80	34
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.250	10/24/2024	47,000	39	22
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.000	12/16/2024	26,000	42	26
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	01/21/2025	100,300	110	42
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.000	03/25/2025	103,100	127	122
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.250	04/04/2024	8,000	20	0
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.513	04/05/2024	12,600	271	0
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.013	04/05/2024	12,600	271	665
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.670	04/11/2024	10,800	226	0
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.170	04/11/2024	10,800	226	463
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.732	04/24/2024	8,900	197	0
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.232	04/24/2024	8,900	197	345

NGF	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	05/07/2024	24,700	20	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	05/10/2024	46,500	30	1

							$ 4,340	$2,918

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	$96.453	04/04/2024	15,000	$60	$2
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	96.578	04/04/2024	17,000	48	3
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	96.203	05/06/2024	7,000	29	15
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 06/01/2054	96.375	06/06/2024	16,500	108	77

JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 5.500% due 05/01/2054	97.813	05/06/2024	11,000	45	13

MSC	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 06/01/2054	96.402	06/06/2024	16,500	105	78
	Put - OTC Uniform Mortgage-Backed Security, TBA 6.000% due 06/01/2054	98.852	06/06/2024	27,000	40	33

SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	96.133	05/06/2024	22,000	132	46
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 06/01/2054	96.313	06/06/2024	16,500	102	74
	Put - OTC Uniform Mortgage-Backed Security, TBA 6.000% due 05/01/2054	98.719	05/06/2024	16,500	45	4

					$714	$345

Total Purchased Options					$5,054	$3,263

78	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.959%	04/04/2024	15,400	$(48)	$(16)
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.981	05/06/2024	5,900	(30)	(25)
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.020	05/06/2024	21,200	(132)	(75)
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.916	06/06/2024	13,200	(100)	(107)

BPS	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.073	05/06/2024	8,000	(45)	(22)

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.940	04/08/2024	31,300	(110)	(114)
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.990	04/04/2024	14,600	(60)	(10)
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.340	05/06/2024	12,200	(45)	(8)

JPM	Put - OTC 6-Month Interest Rate Swap	3-Month USD-LIBOR	Pay	5.250	08/23/2024	435,200	(163)	(164)

MYC	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.480	06/06/2024	18,500	(26)	(22)

NGF	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.916	06/06/2024	29,000	(215)	(236)

							$ (974)	$(799)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC Uniform Mortgage-Backed Security, TBA 6.500% due 04/01/2054	$102.703	04/04/2024	22,000	$(50)	$(1)

JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	95.078	04/04/2024	23,500	(88)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	95.156	04/04/2024	24,500	(94)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	96.180	04/04/2024	23,500	(92)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	96.766	04/04/2024	36,000	(98)	(9)
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	96.797	04/04/2024	5,000	(15)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	97.609	04/04/2024	4,000	(15)	(8)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	98.078	04/04/2024	23,500	(70)	(13)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	98.156	04/04/2024	24,500	(63)	(10)
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	95.656	05/06/2024	82,500	(393)	(123)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	97.656	05/06/2024	82,500	(284)	(509)
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 06/01/2054	96.195	06/06/2024	41,000	(199)	(175)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 06/01/2054	99.195	06/06/2024	41,000	(127)	(100)

MSC	Call - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2054	93.148	04/04/2024	13,000	(54)	(10)
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	96.906	04/04/2024	49,500	(278)	(18)
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	95.672	05/06/2024	44,000	(206)	(67)
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	96.484	05/06/2024	58,000	(333)	(154)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	97.672	05/06/2024	44,000	(168)	(268)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	98.484	05/06/2024	58,000	(272)	(146)

SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	97.594	04/04/2024	5,000	(11)	(30)

					$(2,910)	$(1,643)

Total Written Options					$(3,884)	$(2,442)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$0	$121	$0	$121	$0	$(224)	$0	$(224)	$(103)	$0	$(103)
BPS	0	0	0	0	0	(22)	0	(22)	(22)	0	(22)
CBK	0	157	0	157	0	0	0	0	157	0	157
DUB	0	441	0	441	0	0	0	0	441	(580)	(139)
GLM	0	331	0	331	0	(132)	0	(132)	199	(110)	89
JPM	0	257	0	257	0	(1,113)	0	(1,113)	(856)	285	(571)
MSC	0	111	0	111	0	(663)	0	(663)	(552)	864	312
MYC	0	1,720	0	1,720	0	(22)	0	(22)	1,698	(1,770)	(72)
NGF	0	1	0	1	0	(236)	0	(236)	(235)	339	104
SAL	0	124	0	124	0	(30)	0	(30)	94	(250)	(156)

Total Over the Counter	$0	$3,263	$0	$3,263	$0	$(2,442)	$0	$(2,442)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	79

Schedule of Investments	PIMCO GNMA and Government Securities Fund	(Cont.)

(l)

Securities with an aggregate market value of $1,488 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2024.

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$285	$285
Swap Agreements	0	0	0	0	1,004	1,004

	$0	$0	$0	$0	$1,289	$1,289

Over the counter
Purchased Options	$0	$0	$0	$0	$3,263	$3,263

	$0	$0	$0	$0	$4,552	$4,552

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$163	$163
Swap Agreements	0	0	0	0	325	325

	$0	$0	$0	$0	$488	$488

Over the counter
Written Options	$0	$0	$0	$0	$2,442	$2,442

	$0	$0	$0	$0	$2,930	$2,930

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(3,377)	$(3,377)
Swap Agreements	0	0	0	0	12,913	12,913

	$0	$0	$0	$0	$9,536	$9,536

Over the counter
Purchased Options	$0	$0	$0	$0	$(5,751)	$(5,751)
Written Options	0	0	0	0	8,242	8,242

	$0	$0	$0	$0	$2,491	$2,491

	$0	$0	$0	$0	$12,027	$12,027

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(5,078)	$(5,078)
Swap Agreements	0	0	0	0	14,830	14,830

	$0	$0	$0	$0	$9,752	$9,752

Over the counter
Purchased Options	$0	$0	$0	$0	$(274)	$(274)
Written Options	0	0	0	0	884	884

	$0	$0	$0	$0	$610	$610

	$0	$0	$0	$0	$10,362	$10,362

80	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$46	$0	$46
U.S. Government Agencies	0	3,128,719	0	3,128,719
U.S. Treasury Obligations	0	70,159	0	70,159
Non-Agency Mortgage- Backed Securities	0	117,217	11,739	128,956
Asset-Backed Securities	0	62,614	8	62,622
Short-Term Instruments
Repurchase Agreements	0	2,097	0	2,097
U.S. Treasury Bills	0	10,124	0	10,124

	$0	$3,390,976	$11,747	$3,402,723

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$3,955	$0	$0	$3,955

Total Investments	$3,955	$3,390,976	$11,747	$3,406,678

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(1,124,737)	$0	$(1,124,737)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,289	0	1,289
Over the counter	0	3,263	0	3,263

	$0	$4,552	$0	$4,552

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(488)	0	(488)
Over the counter	0	(2,442)	0	(2,442)

	$0	$(2,930)	$0	$(2,930)

Total Financial Derivative Instruments	$0	$1,622	$0	$1,622

Totals	$3,955	$2,267,861	$11,747	$2,283,563

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	81

Schedule of Investments	PIMCO Long Duration Total Return Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 188.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%

Catalent Pharma Solutions, Inc.
8.329% (TSFR1M + 3.000%) due 02/22/2028 ~		$1,100	$1,104

Citadel Securities LP
7.577% (TSFR1M + 2.250%) due 07/29/2030 ~		1,891	1,891

Vistra Zero Operating Co. LLC
TBD% due 03/20/2031		1,700	1,702

Worldpay LLC
8.309% (TSFR1M + 3.000%) due 01/31/2031 ~		3,200	3,216

Total Loan Participations and Assignments (Cost $7,857)			7,913

CORPORATE BONDS & NOTES 45.3%

BANKING & FINANCE 18.3%

Accident Fund Insurance Co. of America
8.500% due 08/01/2032		2,000	1,976

AerCap Ireland Capital DAC
3.300% due 01/30/2032		1,000	858
3.875% due 01/23/2028		2,000	1,898
4.450% due 04/03/2026		600	590

AIB Group PLC
6.608% due 09/13/2029 •		2,400	2,503

Aircastle Ltd.
2.850% due 01/26/2028		3,200	2,874
4.250% due 06/15/2026		800	777

Alexandria Real Estate Equities, Inc.
3.550% due 03/15/2052		1,780	1,251
5.150% due 04/15/2053		1,400	1,290

American Assets Trust LP
3.375% due 02/01/2031		6,500	5,305

American Financial Group, Inc.
4.500% due 06/15/2047		7,400	6,201

American Homes 4 Rent LP
3.625% due 04/15/2032		1,800	1,583

American Tower Corp.
1.875% due 10/15/2030		1,740	1,412
2.100% due 06/15/2030		1,550	1,289
2.900% due 01/15/2030		300	264
2.950% due 01/15/2051		2,800	1,808
5.550% due 07/15/2033		3,500	3,529

Antares Holdings LP
2.750% due 01/15/2027		1,800	1,614
3.750% due 07/15/2027		3,900	3,564

Arch Capital Group Ltd.
3.635% due 06/30/2050		4,900	3,645

Ares Finance Co. LLC
3.650% due 02/01/2052		3,100	2,190

Ares Management Corp.
6.375% due 11/10/2028		8,275	8,680

Asian Development Bank
5.820% due 06/16/2028		500	524

Assured Guaranty U.S. Holdings, Inc.
6.125% due 09/15/2028		1,675	1,739

Athene Global Funding
5.516% due 03/25/2027		2,200	2,203

Aviation Capital Group LLC
4.125% due 08/01/2025		1,200	1,169
6.375% due 07/15/2030		3,500	3,607

Avolon Holdings Funding Ltd.
2.875% due 02/15/2025		500	487
3.950% due 07/01/2024		400	398
4.250% due 04/15/2026		2,600	2,510

Banco Bilbao Vizcaya Argentaria SA
6.033% due 03/13/2035 •		2,400	2,437

Banco BTG Pactual SA
4.500% due 01/10/2025		3,800	3,752

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	1,000	266

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banco Santander SA
4.175% due 03/24/2028 •		$400	$386
5.552% due 03/14/2028 •		1,200	1,201
6.938% due 11/07/2033		2,800	3,095

Bank Leumi Le-Israel BM
7.129% due 07/18/2033 •(g)		1,000	989

Bank of America Corp.
5.202% due 04/25/2029 •		4,300	4,305
5.819% due 09/15/2029 •		4,300	4,411

Barclays PLC
2.894% due 11/24/2032 •		2,300	1,914
6.224% due 05/09/2034 •		2,900	2,993
6.692% due 09/13/2034 •		800	853
7.125% due 06/15/2025 •(f)(g)	GBP	200	249

BGC Group, Inc.
8.000% due 05/25/2028		$1,850	1,967

Blackstone Holdings Finance Co. LLC
2.000% due 01/30/2032		2,300	1,804
2.850% due 08/05/2051		2,800	1,756

Blackstone Secured Lending Fund
2.850% due 09/30/2028		230	203

Blue Owl Capital Corp.
2.875% due 06/11/2028		3,800	3,361

Blue Owl Finance LLC
3.125% due 06/10/2031		7,200	6,033
4.125% due 10/07/2051		4,810	3,310
4.375% due 02/15/2032		200	176

BPCE SA
7.003% due 10/19/2034 •		13,450	14,650

Brookfield Finance LLC
3.450% due 04/15/2050		50	35

Brookfield Finance U.K. PLC
2.340% due 01/30/2032		5,190	4,221

Brookfield Finance, Inc.
3.500% due 03/30/2051		6,100	4,404
3.625% due 02/15/2052		800	584
4.700% due 09/20/2047		5,600	4,852

CaixaBank SA
5.673% due 03/15/2030 •		1,100	1,100
6.037% due 06/15/2035 •		900	908
6.840% due 09/13/2034 •		3,900	4,171

Cape Lookout Re Ltd.
13.362% (T-BILL 1MO + 8.000%) due 04/05/2027 «~		2,700	2,705

Carlyle Finance LLC
5.650% due 09/15/2048		6,000	5,821

CBRE Services, Inc.
5.950% due 08/15/2034		2,600	2,670

CI Financial Corp.
3.200% due 12/17/2030		10	8
4.100% due 06/15/2051		7,500	4,691

CNA Financial Corp.
5.500% due 06/15/2033		1,100	1,116

Community Preservation Corp.
2.867% due 02/01/2030		1,980	1,731

Corporate Office Properties LP
2.000% due 01/15/2029		800	671
2.750% due 04/15/2031		700	578
2.900% due 12/01/2033		400	314

Credit Suisse AG
7.500% due 02/15/2028		3,200	3,452

CTR Partnership LP
3.875% due 06/30/2028		100	93

Danske Bank AS
4.375% due 06/12/2028		7,400	7,134
6.259% due 09/22/2026 •		3,000	3,030

Deutsche Bank AG
1.750% due 11/19/2030 •	EUR	100	95
2.129% due 11/24/2026 •		$400	377

Doctors Co. An Interinsurance Exchange
4.500% due 01/18/2032		5,000	3,931

East Lane Re Ltd.
14.612% (T-BILL 3MO + 9.250%) due 03/31/2026 ~		2,100	2,107

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

EPR Properties
3.750% due 08/15/2029	$900	$796
4.500% due 06/01/2027	600	571
4.950% due 04/15/2028	600	572

Equinix, Inc.
3.400% due 02/15/2052	1,900	1,331

Equitable Financial Life Global Funding
5.500% due 12/02/2025	1,500	1,497

Equitable Holdings, Inc.
5.000% due 04/20/2048	5,000	4,547
5.594% due 01/11/2033	1,500	1,517

Extra Space Storage LP
2.350% due 03/15/2032	400	320

Farmers Insurance Exchange
4.747% due 11/01/2057 •	3,300	2,450

Federal Realty OP LP
5.375% due 05/01/2028	2,600	2,611

Fish Pond Re Ltd.
9.362% (T-BILL 1MO + 4.000%) due 01/08/2027 ~	2,700	2,718

FMR LLC
5.150% due 02/01/2043	11,300	10,589

Ford Motor Credit Co. LLC
6.125% due 03/08/2034	700	704
6.800% due 05/12/2028	5,900	6,133
6.950% due 06/10/2026	1,700	1,737

Freedom Mortgage Corp.
12.000% due 10/01/2028	2,300	2,509

FS KKR Capital Corp.
1.650% due 10/12/2024	2,400	2,344
3.125% due 10/12/2028	1,800	1,574
3.250% due 07/15/2027	2,200	2,004

GA Global Funding Trust
1.950% due 09/15/2028	1,400	1,198
2.250% due 01/06/2027	1,600	1,465
2.900% due 01/06/2032	1,600	1,315

Global Atlantic Fin Co.
3.125% due 06/15/2031	1,500	1,243

GLP Capital LP
5.300% due 01/15/2029	2,100	2,067

Goldman Sachs Group, Inc.
2.615% due 04/22/2032 •	6,000	5,037

Golub Capital BDC, Inc.
7.050% due 12/05/2028	2,800	2,869

Goodman U.S. Finance Four LLC
4.500% due 10/15/2037	7,400	6,327

Highwoods Realty LP
2.600% due 02/01/2031	700	554

HSBC Holdings PLC
2.871% due 11/22/2032 •	4,400	3,677
4.583% due 06/19/2029 •	350	340
5.887% due 08/14/2027 •	4,000	4,036
6.254% due 03/09/2034 •	1,300	1,371
6.332% due 03/09/2044 •	1,300	1,395
7.390% due 11/03/2028 •	2,200	2,342

Hudson Pacific Properties LP
3.950% due 11/01/2027	800	709
5.950% due 02/15/2028	100	93

Indian Railway Finance Corp. Ltd.
3.570% due 01/21/2032	2,200	1,947

ING Groep NV
6.114% due 09/11/2034 •	9,300	9,663

Intercontinental Exchange, Inc.
3.000% due 09/15/2060	4,000	2,525

Intesa Sanpaolo SpA
7.200% due 11/28/2033	1,900	2,048
7.778% due 06/20/2054 •	2,000	2,135
8.248% due 11/21/2033 •	4,800	5,364

Invitation Homes Operating Partnership LP
5.450% due 08/15/2030	3,100	3,113

Israel Discount Bank
5.375% due 01/26/2028	2,900	2,841

82	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JAB Holdings BV
3.750% due 05/28/2051	$2,750	$1,800
4.500% due 04/08/2052	300	226

Jones Lang LaSalle, Inc.
6.875% due 12/01/2028	2,150	2,278

KBC Group NV
5.796% due 01/19/2029 •	1,300	1,312
6.324% due 09/21/2034 •	1,700	1,784

Kilroy Realty LP
2.650% due 11/15/2033	200	148

Kizuna RE Pte Ltd.
5.862% (T-BILL 3MO + 0.500%) due 04/09/2029 ~	490	491

KKR Group Finance Co. LLC
3.250% due 12/15/2051	2,500	1,685

Lazard Group LLC
4.375% due 03/11/2029	1,800	1,727

Lehman Brothers Holdings, Inc.
7.000% due 09/27/2027 ^(c)	1,200	2

Lloyds Banking Group PLC
4.550% due 08/16/2028	200	195
5.679% due 01/05/2035 •	2,675	2,692
5.985% due 08/07/2027 •	2,700	2,726

LPL Holdings, Inc.
6.750% due 11/17/2028	2,550	2,672

Mitsubishi UFJ Financial Group, Inc.
2.494% due 10/13/2032 •	5,500	4,602
2.852% due 01/19/2033 •	800	680

Mizuho Financial Group, Inc.
5.748% due 07/06/2034 •	5,500	5,684
5.778% due 07/06/2029 •	2,200	2,249

Morgan Stanley
0.000% due 04/02/2032 þ(h)	3,700	2,324

Morgan Stanley Direct Lending Fund
4.500% due 02/11/2027	800	771

Nasdaq, Inc.
3.950% due 03/07/2052	120	93

National Health Investors, Inc.
3.000% due 02/01/2031	460	378

Nationstar Mortgage Holdings, Inc.
5.750% due 11/15/2031	5,700	5,263

Nationwide Building Society
6.557% due 10/18/2027 •	7,000	7,184

Nationwide Financial Services, Inc.
3.900% due 11/30/2049	4,000	3,121

NatWest Group PLC
4.892% due 05/18/2029 •	7,300	7,149

Newmark Group, Inc.
7.500% due 01/12/2029	2,500	2,573

Nissan Motor Acceptance Co. LLC
1.850% due 09/16/2026	8,100	7,332
2.000% due 03/09/2026	450	417
2.450% due 09/15/2028	170	147

Nomura Holdings, Inc.
1.653% due 07/14/2026	3,400	3,128
2.172% due 07/14/2028	2,800	2,466
2.999% due 01/22/2032	1,700	1,437
3.103% due 01/16/2030	1,200	1,066

Omega Healthcare Investors, Inc.
3.250% due 04/15/2033	2,000	1,621

OneMain Finance Corp.
3.500% due 01/15/2027	1,990	1,849

PennyMac Financial Services, Inc.
5.375% due 10/15/2025	7,260	7,180

Popular, Inc.
7.250% due 03/13/2028	2,400	2,461

Protective Life Corp.
4.300% due 09/30/2028	3,800	3,691

Reinsurance Group of America, Inc.
6.000% due 09/15/2033	2,100	2,180

RGA Global Funding
6.000% due 11/21/2028	3,500	3,614

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Santander Holdings USA, Inc.
7.660% due 11/09/2031 •	$1,700	$1,850

Santander U.K. Group Holdings PLC
2.469% due 01/11/2028 •	2,600	2,390
2.896% due 03/15/2032 •	200	170
6.534% due 01/10/2029 •	900	931
6.833% due 11/21/2026 •	6,000	6,102

Standard Chartered PLC
6.296% due 07/06/2034 •	7,900	8,274

Sumitomo Mitsui Trust Bank Ltd.
2.800% due 03/10/2027	300	282

Swedbank AB
6.136% due 09/12/2026	5,300	5,397

Synchrony Financial
2.875% due 10/28/2031	430	343

Trust Fibra Uno
4.869% due 01/15/2030	600	530

UBS AG
5.650% due 09/11/2028	2,900	2,970

UBS Group AG
1.305% due 02/02/2027 •	3,700	3,425
1.494% due 08/10/2027 •	6,600	6,003
3.091% due 05/14/2032 •	7,500	6,383
4.703% due 08/05/2027 •	2,200	2,159
4.751% due 05/12/2028 •	800	784
4.988% due 08/05/2033 •	1,700	1,635
5.428% due 02/08/2030 •	1,700	1,703
6.327% due 12/22/2027 •	1,200	1,226

UniCredit SpA
2.569% due 09/22/2026 •	1,500	1,429
3.127% due 06/03/2032 •	5,700	4,829

Ursa Re Ltd.
10.862% (T-BILL 3MO + 5.500%) due 12/07/2026 ~	2,500	2,569

VICI Properties LP
3.875% due 02/15/2029	2,900	2,672

Wells Fargo & Co.
3.196% due 06/17/2027 •	7,800	7,450

Welltower OP LLC
5.125% due 03/15/2043	10,600	9,654

Winston RE Ltd.
17.112% (T-BILL 3MO + 11.750%) due 02/26/2031 ~	2,800	2,781

WP Carey, Inc.
2.450% due 02/01/2032	1,000	807

		485,992

INDUSTRIALS 16.2%

Adani Transmission Step-One Ltd.
4.250% due 05/21/2036	1,099	933

AEP Transmission Co. LLC
2.750% due 08/15/2051	700	441
3.650% due 04/01/2050	50	38

Air Canada Pass-Through Trust
3.300% due 07/15/2031	575	521
3.750% due 06/15/2029	255	240
5.250% due 10/01/2030	810	797

Aker BP ASA
3.100% due 07/15/2031	1,600	1,368

Alaska Airlines Pass-Through Trust
4.800% due 02/15/2029	1,669	1,630

Alibaba Group Holding Ltd.
3.250% due 02/09/2061	4,800	3,066

American Airlines Pass-Through Trust
2.875% due 01/11/2036	92	78
3.000% due 04/15/2030	3,361	3,066
3.250% due 04/15/2030	2,288	2,069
3.700% due 04/01/2028	1,320	1,268

Amgen, Inc.
4.400% due 02/22/2062	1,100	907
4.663% due 06/15/2051	3,779	3,350

Ashtead Capital, Inc.
4.000% due 05/01/2028	1,200	1,128
5.950% due 10/15/2033	2,400	2,428

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Axalta Coating Systems LLC
3.375% due 02/15/2029	$500	$448

Bacardi Ltd.
5.900% due 06/15/2043	5,600	5,640

Baptist Health South Florida Obligated Group
3.115% due 11/15/2071	3,300	2,020

Bayer U.S. Finance LLC
4.700% due 07/15/2064	600	441

Becton Dickinson & Co.
4.874% due 02/08/2029	1,800	1,790

Berry Global, Inc.
1.570% due 01/15/2026	1,200	1,122
5.500% due 04/15/2028	2,200	2,216

Beth Israel Lahey Health, Inc.
3.080% due 07/01/2051	1,490	970

Bon Secours Mercy Health, Inc.
3.205% due 06/01/2050	280	199

Booz Allen Hamilton, Inc.
3.875% due 09/01/2028	1,080	1,013
5.950% due 08/04/2033	2,500	2,589

Boston Scientific Corp.
7.375% due 01/15/2040	12,750	15,051

Bristol-Myers Squibb Co.
3.900% due 03/15/2062	700	534
5.550% due 02/22/2054	7,700	7,925

British Airways Pass-Through Trust
3.300% due 06/15/2034	165	148
3.350% due 12/15/2030	59	54
4.250% due 05/15/2034	295	275

Broadcom, Inc.
2.600% due 02/15/2033	1,300	1,056
3.187% due 11/15/2036	1,586	1,263
3.419% due 04/15/2033	2,800	2,428
3.469% due 04/15/2034	6,550	5,615
3.500% due 02/15/2041	300	233
4.000% due 04/15/2029	1,200	1,144
4.150% due 04/15/2032	2,000	1,856

Cablevision Lightpath LLC
3.875% due 09/15/2027	2,000	1,798

Cameron LNG LLC
3.701% due 01/15/2039	1,400	1,166

Canadian Pacific Railway Co.
3.100% due 12/02/2051	270	187
4.200% due 11/15/2069	1,900	1,503

CDW LLC
2.670% due 12/01/2026	3,200	2,975
3.276% due 12/01/2028	500	457
3.569% due 12/01/2031	2,900	2,552

Cellnex Finance Co. SA
3.875% due 07/07/2041	700	550

CGI, Inc.
2.300% due 09/14/2031	1,600	1,289

Charter Communications Operating LLC
2.300% due 02/01/2032	860	664
3.500% due 06/01/2041	4,000	2,688
3.900% due 06/01/2052	1,770	1,127
4.200% due 03/15/2028	2,200	2,075
5.375% due 04/01/2038	600	522
5.375% due 05/01/2047	2,200	1,774

Cheniere Energy Partners LP
5.950% due 06/30/2033	400	409

Children’s Hospital
2.928% due 07/15/2050	3,900	2,532

City of Hope
4.378% due 08/15/2048	1,010	836

Colorado Interstate Gas Co. LLC
6.850% due 06/15/2037	1,300	1,358

Comcast Corp.
5.350% due 05/15/2053	2,500	2,483

CommonSpirit Health
6.073% due 11/01/2027	1,300	1,324

Constellation Brands, Inc.
4.100% due 02/15/2048	7,000	5,736

Continental Resources, Inc.
5.750% due 01/15/2031	700	696

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	83

Schedule of Investments	PIMCO Long Duration Total Return Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Continental Wind LLC
6.000% due 02/28/2033	$1,132	$1,148

Corning, Inc.
5.450% due 11/15/2079	600	569

CoStar Group, Inc.
2.800% due 07/15/2030	1,500	1,280

CSN Resources SA
4.625% due 06/10/2031	4,800	3,940

CVS Health Corp.
5.875% due 06/01/2053	1,500	1,527

CVS Pass-Through Trust
7.507% due 01/10/2032	11,501	11,911

DAE Funding LLC
1.550% due 08/01/2024	200	197
2.625% due 03/20/2025	2,400	2,328
3.375% due 03/20/2028	2,700	2,496

Enbridge, Inc.
5.700% due 03/08/2033	2,150	2,203

Energy Transfer LP
5.300% due 04/15/2047	7,400	6,738
6.050% due 06/01/2041	3,200	3,225
6.250% due 04/15/2049	100	103
6.625% due 10/15/2036	5,200	5,509
7.500% due 07/01/2038	4,135	4,770

Entergy Louisiana LLC
1.600% due 12/15/2030	600	480
2.900% due 03/15/2051	2,100	1,335

Enterprise Products Operating LLC
4.450% due 02/15/2043	1,000	893
6.450% due 09/01/2040	200	222

Essential Utilities, Inc.
5.375% due 01/15/2034	1,900	1,891

Flex Intermediate Holdco LLC
3.363% due 06/30/2031	5,000	4,039
4.317% due 12/30/2039	1,750	1,280

Fresenius Medical Care U.S. Finance, Inc.
3.000% due 12/01/2031	3,700	2,964

Glencore Funding LLC
5.700% due 05/08/2033	2,000	2,033

Global Payments, Inc.
2.900% due 11/15/2031	4,200	3,527

Graphic Packaging International LLC
3.750% due 02/01/2030	1,000	890

Greensaif Pipelines Bidco SARL
6.129% due 02/23/2038	1,600	1,628
6.510% due 02/23/2042	600	624

HCA, Inc.
3.625% due 03/15/2032	4,000	3,542
4.625% due 03/15/2052	1,000	837
5.125% due 06/15/2039	2,900	2,739
5.250% due 06/15/2049	600	548
5.500% due 06/15/2047	450	428

Hilton Grand Vacations Borrower Escrow LLC
4.875% due 07/01/2031	270	242

Humana, Inc.
5.750% due 03/01/2028	2,480	2,535
5.875% due 03/01/2033	1,700	1,755

Imperial Brands Finance PLC
3.500% due 07/26/2026	2,200	2,100

Ingersoll Rand, Inc.
5.700% due 08/14/2033	1,800	1,847

JDE Peet’s NV
2.250% due 09/24/2031	300	238

Kaiser Aluminum Corp.
4.500% due 06/01/2031	2,200	1,949

Kinder Morgan Energy Partners LP
6.500% due 09/01/2039	400	417

KLA Corp.
3.300% due 03/01/2050	1,200	882

Kraft Heinz Foods Co.
6.500% due 02/09/2040	310	338
7.125% due 08/01/2039	4,250	4,882

Las Vegas Sands Corp.
2.900% due 06/25/2025	1,900	1,829

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% due 08/18/2026		$800	$758
3.900% due 08/08/2029		1,600	1,457

Legends Hospitality Holding Co. LLC
5.000% due 02/01/2026		1,000	991

Leidos, Inc.
2.300% due 02/15/2031		700	579

LKQ Dutch Bond BV
4.125% due 03/13/2031	EUR	1,300	1,423

Marvell Technology, Inc.
2.450% due 04/15/2028		$200	180
2.950% due 04/15/2031		30	26

Mayo Clinic
3.196% due 11/15/2061		1,400	965

McDonald’s Corp.
3.625% due 09/01/2049		150	114

Melco Resorts Finance Ltd.
5.375% due 12/04/2029		800	733

Merck & Co., Inc.
2.900% due 12/10/2061		580	365

MGM China Holdings Ltd.
5.875% due 05/15/2026		1,100	1,087

Micron Technology, Inc.
3.366% due 11/01/2041		300	223

Moody’s Corp.
5.250% due 07/15/2044		8,000	7,886

Motorola Solutions, Inc.
2.300% due 11/15/2030		40	34

MPLX LP
4.700% due 04/15/2048		1,500	1,280
4.900% due 04/15/2058		75	63
4.950% due 03/14/2052		1,400	1,231
5.000% due 03/01/2033		250	243
5.500% due 02/15/2049		1,060	1,010

National Fuel Gas Co.
2.950% due 03/01/2031		2,700	2,273

Newmont Corp.
4.200% due 05/13/2050		20	17

Norfolk Southern Corp.
3.155% due 05/15/2055		4,495	2,993

Northern Natural Gas Co.
4.300% due 01/15/2049		6,100	5,072

Northern Star Resources Ltd.
6.125% due 04/11/2033		3,600	3,619

Northwell Healthcare, Inc.
4.260% due 11/01/2047		1,800	1,499

Novant Health, Inc.
3.168% due 11/01/2051		2,000	1,400

Occidental Petroleum Corp.
6.200% due 03/15/2040		600	616
6.625% due 09/01/2030		600	636

OCI NV
6.700% due 03/16/2033		1,100	1,097

Oracle Corp.
3.600% due 04/01/2040		100	79
3.600% due 04/01/2050		1,120	810
3.650% due 03/25/2041		1,900	1,493
3.800% due 11/15/2037		2,800	2,349
3.850% due 04/01/2060		7,000	4,986
3.950% due 03/25/2051		7,600	5,795
4.000% due 11/15/2047		1,100	859
4.100% due 03/25/2061		3,800	2,856
4.500% due 07/08/2044		900	770

Ovintiv, Inc.
6.250% due 07/15/2033		3,200	3,329
7.100% due 07/15/2053		2,800	3,135

PeaceHealth Obligated Group
3.218% due 11/15/2050		1,260	871

Petroleos Mexicanos
6.700% due 02/16/2032		900	749
10.000% due 02/07/2033		5,000	4,983

Piedmont Healthcare, Inc.
2.719% due 01/01/2042		500	356
2.864% due 01/01/2052		500	329

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Prosus NV
3.257% due 01/19/2027	$600	$556
4.193% due 01/19/2032	3,000	2,612
4.987% due 01/19/2052	1,100	810

Providence St. Joseph Health Obligated Group
5.403% due 10/01/2033	3,800	3,855

Quanta Services, Inc.
2.350% due 01/15/2032	600	488
3.050% due 10/01/2041	400	286

Renesas Electronics Corp.
2.170% due 11/25/2026	4,900	4,485

Rockies Express Pipeline LLC
6.875% due 04/15/2040	4,700	4,616

Sabine Pass Liquefaction LLC
4.200% due 03/15/2028	2,400	2,325
5.000% due 03/15/2027	2,700	2,693

Sands China Ltd.
2.300% due 03/08/2027 (j)	2,100	1,903
3.250% due 08/08/2031	1,300	1,089
4.050% due 01/08/2026	600	578
5.125% due 08/08/2025	4,700	4,639

Sealed Air Corp.
1.573% due 10/15/2026	1,921	1,736

Skyworks Solutions, Inc.
3.000% due 06/01/2031	600	504

Smith & Nephew PLC
5.400% due 03/20/2034	1,500	1,493

Spirit AeroSystems, Inc.
3.850% due 06/15/2026	1,300	1,250
4.600% due 06/15/2028	3,500	3,284

Spirit Airlines Pass-Through Trust
3.650% due 08/15/2031	336	291

Studio City Finance Ltd.
5.000% due 01/15/2029	400	352

Sutter Health
5.164% due 08/15/2033	900	908

Sysco Corp.
3.150% due 12/14/2051	320	219
6.000% due 01/17/2034	1,700	1,810

T-Mobile USA, Inc.
2.700% due 03/15/2032	1,500	1,262
3.300% due 02/15/2051	1,900	1,330
3.400% due 10/15/2052	3,500	2,485
3.600% due 11/15/2060	5,401	3,790
5.750% due 01/15/2034	2,100	2,188

Tapestry, Inc.
7.350% due 11/27/2028	6,500	6,853

Targa Resources Corp.
6.125% due 03/15/2033	2,100	2,192
6.500% due 02/15/2053	3,400	3,648

TD SYNNEX Corp.
1.750% due 08/09/2026	4,200	3,843
2.375% due 08/09/2028	3,400	3,005
2.650% due 08/09/2031	2,340	1,891

Telefonica Emisiones SA
5.213% due 03/08/2047	3,200	2,946

Tencent Holdings Ltd.
3.940% due 04/22/2061	1,200	893

Tennessee Gas Pipeline Co. LLC
2.900% due 03/01/2030	3,660	3,207
7.625% due 04/01/2037	4,720	5,403
8.375% due 06/15/2032	3,600	4,127

Time Warner Cable LLC
5.875% due 11/15/2040	500	434
6.750% due 06/15/2039	1,300	1,239
7.300% due 07/01/2038	1,225	1,238

Topaz Solar Farms LLC
4.875% due 09/30/2039	3,617	3,219

Transcontinental Gas Pipe Line Co. LLC
4.600% due 03/15/2048	2,000	1,772

Travel & Leisure Co.
4.625% due 03/01/2030	800	731

Trimble, Inc.
6.100% due 03/15/2033	2,300	2,404

84	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tyson Foods, Inc.
5.400% due 03/15/2029	$1,700	$1,716
5.700% due 03/15/2034	2,200	2,230

U.S. Airways Pass-Through Trust
3.950% due 05/15/2027	2,389	2,333
4.625% due 12/03/2026 (j)	2,362	2,324

United Airlines Pass-Through Trust
2.700% due 11/01/2033	500	429
2.875% due 04/07/2030	481	437
3.100% due 04/07/2030	413	368
3.450% due 01/07/2030	263	239
4.300% due 02/15/2027	7,661	7,520
4.550% due 02/25/2033	1,833	1,688
5.875% due 04/15/2029	3,129	3,122

UnitedHealth Group, Inc.
5.050% due 04/15/2053	4,600	4,471
5.200% due 04/15/2063	5,000	4,868

UPMC
5.377% due 05/15/2043	1,000	1,010

Valley Children’s Hospital
4.399% due 03/15/2048	2,000	1,657

VeriSign, Inc.
2.700% due 06/15/2031	1,700	1,425

VMware, Inc.
1.800% due 08/15/2028	600	523
2.200% due 08/15/2031	350	285

Western Midstream Operating LP
5.250% due 02/01/2050	500	448

Wynn Macau Ltd.
5.625% due 08/26/2028	3,300	3,135

		429,646

UTILITIES 10.8%

AEP Texas, Inc.
4.150% due 05/01/2049	1,100	874
5.400% due 06/01/2033	3,300	3,295
6.650% due 02/15/2033	1,800	1,927

AES Corp.
5.450% due 06/01/2028	900	899

Alabama Power Co.
4.300% due 01/02/2046	700	601
4.300% due 07/15/2048	2,000	1,703

Alliant Energy Finance LLC
1.400% due 03/15/2026	1,000	910
3.600% due 03/01/2032	1,700	1,499

American Transmission Systems, Inc.
5.000% due 09/01/2044	200	181

American Water Capital Corp.
3.750% due 09/01/2047	1,600	1,264

Arizona Public Service Co.
2.650% due 09/15/2050	20	12

AT&T, Inc.
3.500% due 09/15/2053	1,883	1,330
3.550% due 09/15/2055	493	345
3.650% due 09/15/2059	6,731	4,690
5.400% due 02/15/2034	3,700	3,750

Atmos Energy Corp.
2.850% due 02/15/2052	4,900	3,197

Baltimore Gas & Electric Co.
5.400% due 06/01/2053	4,500	4,480

Berkshire Hathaway Energy Co.
4.250% due 10/15/2050	200	163
4.600% due 05/01/2053	400	347
6.125% due 04/01/2036	500	532

BG Energy Capital PLC
5.125% due 10/15/2041	4,300	4,046

Black Hills Corp.
6.150% due 05/15/2034	4,200	4,337

Boston Gas Co.
6.119% due 07/20/2053	4,800	4,907

Chile Electricity Lux MPC SARL
6.010% due 01/20/2033	200	202

Cleveland Electric Illuminating Co.
4.550% due 11/15/2030	3,500	3,281

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Columbia Pipelines Operating Co. LLC
6.544% due 11/15/2053	$3,000	$3,253

Commonwealth Edison Co.
3.850% due 03/15/2052	100	78

Consolidated Edison Co. of New York, Inc.
3.000% due 12/01/2060	700	437
4.300% due 12/01/2056	100	83
4.500% due 05/15/2058	2,500	2,129

Constellation Energy Generation LLC
5.800% due 03/01/2033	7,800	8,043

DTE Energy Co.
5.100% due 03/01/2029	2,500	2,491

Duke Energy Carolinas LLC
3.750% due 06/01/2045	270	211
4.000% due 09/30/2042	400	333

Duke Energy Florida LLC
3.000% due 12/15/2051	2,600	1,709
3.850% due 11/15/2042	4,600	3,754
6.350% due 09/15/2037	200	216

Duke Energy Ohio, Inc.
5.400% due 06/15/2033	110	111

Duke Energy Progress LLC
2.500% due 08/15/2050	3,990	2,403
5.250% due 03/15/2033	4,100	4,153

East Ohio Gas Co.
3.000% due 06/15/2050	1,600	1,014

Edison International
5.750% due 06/15/2027	330	334

Electricite de France SA
6.900% due 05/23/2053	2,200	2,401
9.125% due 03/15/2033 •(f)	2,100	2,319

Enel Finance International NV
7.500% due 10/14/2032	4,200	4,736

Entergy Arkansas LLC
2.650% due 06/15/2051	60	37
3.350% due 06/15/2052	270	188

Entergy Corp.
1.900% due 06/15/2028	900	795
2.400% due 06/15/2031	2,390	1,987

Entergy Texas, Inc.
1.750% due 03/15/2031	3,200	2,581
5.800% due 09/01/2053	600	620

Eversource Energy
5.125% due 05/15/2033	3,900	3,823

Florida Power & Light Co.
3.700% due 12/01/2047	1,100	868

Gazprom PJSC via Gaz Finance PLC
3.500% due 07/14/2031	8,000	4,280

Georgia Power Co.
3.250% due 03/15/2051	5,300	3,725
3.700% due 01/30/2050	1,000	771
4.300% due 03/15/2042	3,752	3,273
5.125% due 05/15/2052	2,400	2,325

Greenko Power Ltd.
4.300% due 12/13/2028	369	339

Indiana Michigan Power Co.
3.250% due 05/01/2051	1,780	1,208
6.050% due 03/15/2037	800	839

IPALCO Enterprises, Inc.
4.250% due 05/01/2030	2,800	2,609

Israel Electric Corp. Ltd.
3.750% due 02/22/2032	2,400	2,037

Kentucky Utilities Co.
3.300% due 06/01/2050	70	49
5.450% due 04/15/2033	2,000	2,044

KeySpan Gas East Corp.
3.586% due 01/18/2052	2,430	1,654

Liberty Utilities Co.
5.869% due 01/31/2034	2,000	2,022

Louisville Gas & Electric Co.
5.450% due 04/15/2033	2,000	2,045

MidAmerican Energy Co.
2.700% due 08/01/2052	5,500	3,432

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Narragansett Electric Co.
5.350% due 05/01/2034	$1,400	$1,414

National Grid USA
5.803% due 04/01/2035	120	120

New England Power Co.
3.800% due 12/05/2047	2,300	1,775

New York State Electric & Gas Corp.
1.950% due 10/01/2030	480	382
2.150% due 10/01/2031	2,000	1,609
5.850% due 08/15/2033	700	723

NextEra Energy Capital Holdings, Inc.
5.050% due 02/28/2033	1,800	1,784
5.250% due 02/28/2053	1,600	1,525

Niagara Mohawk Power Corp.
4.119% due 11/28/2042	3,500	2,855
5.783% due 09/16/2052	2,400	2,413

NiSource, Inc.
5.250% due 03/30/2028	3,000	3,022

Northern States Power Co.
3.600% due 09/15/2047	6,300	4,791

NRG Energy, Inc.
2.450% due 12/02/2027	1,010	908

Oglethorpe Power Corp.
3.750% due 08/01/2050	1,590	1,153
5.050% due 10/01/2048	7,000	6,305

Ohio Power Co.
2.900% due 10/01/2051	2,800	1,801
5.850% due 10/01/2035	100	103

ONEOK, Inc.
7.150% due 01/15/2051	100	113

Pacific Gas & Electric Co.
2.500% due 02/01/2031	2,100	1,748
3.000% due 06/15/2028	3,200	2,924
3.150% due 01/01/2026	2,000	1,924
3.250% due 06/01/2031	1,700	1,477
3.450% due 07/01/2025	1,000	973
3.500% due 08/01/2050	7,250	4,960
3.750% due 08/15/2042	2,790	2,082
3.950% due 12/01/2047	1,000	749
4.200% due 03/01/2029	2,000	1,900
4.250% due 03/15/2046	300	235
4.300% due 03/15/2045	500	396
4.400% due 03/01/2032	2,000	1,848
4.500% due 07/01/2040	6,100	5,214
4.550% due 07/01/2030	750	713
4.600% due 06/15/2043	900	753
4.750% due 02/15/2044	100	84
4.950% due 07/01/2050	370	319
5.250% due 03/01/2052	300	268
6.150% due 01/15/2033	1,200	1,238

PacifiCorp
4.125% due 01/15/2049	8,300	6,525
4.150% due 02/15/2050	300	236
5.350% due 12/01/2053	500	466
5.500% due 05/15/2054	751	723
5.750% due 04/01/2037	60	61
6.000% due 01/15/2039	2,040	2,121
6.100% due 08/01/2036	60	63
6.250% due 10/15/2037	3,300	3,480

PECO Energy Co.
2.850% due 09/15/2051	2,000	1,297

Pennsylvania Electric Co.
3.600% due 06/01/2029	3,300	3,068

Progress Energy, Inc.
7.750% due 03/01/2031	3,500	3,964

Public Service Electric & Gas Co.
4.000% due 06/01/2044	5,700	4,680

Puget Sound Energy, Inc.
5.448% due 06/01/2053	800	796

San Diego Gas & Electric Co.
4.100% due 06/15/2049	2,970	2,424
4.150% due 05/15/2048	9,400	7,868

SES SA
5.300% due 04/04/2043	3,800	2,828

Sierra Pacific Power Co.
6.750% due 07/01/2037	3,600	3,895

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	85

Schedule of Investments	PIMCO Long Duration Total Return Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Southern California Edison Co.
2.250% due 06/01/2030	$800	$681
2.500% due 06/01/2031	4,700	3,971
2.750% due 02/01/2032	2,400	2,033
2.950% due 02/01/2051	3,000	1,952
3.450% due 02/01/2052	2,300	1,628
3.650% due 03/01/2028	200	191
3.650% due 02/01/2050	1,100	816
3.650% due 06/01/2051	2,020	1,494
3.900% due 12/01/2041	500	402
3.900% due 03/15/2043	3,600	2,907
4.650% due 10/01/2043	1,850	1,640
6.000% due 01/15/2034	3,600	3,809

Southern California Gas Co.
3.950% due 02/15/2050	1,600	1,255
4.125% due 06/01/2048	5,300	4,323

Southwestern Electric Power Co.
3.250% due 11/01/2051	800	532
6.200% due 03/15/2040	2,200	2,328

System Energy Resources, Inc.
2.140% due 12/09/2025	1,200	1,128

Tucson Electric Power Co.
3.250% due 05/15/2032	3,300	2,885

Virginia Electric & Power Co.
3.800% due 09/15/2047	500	387

Vodafone Group PLC
4.875% due 06/19/2049	4,140	3,709
5.625% due 02/10/2053	2,200	2,188
5.750% due 02/10/2063	800	809

Washington Gas Light Co.
3.650% due 09/15/2049	1,600	1,193

WEC Energy Group, Inc.
5.600% due 09/12/2026	1,500	1,518

Wisconsin Electric Power Co.
4.300% due 12/15/2045	3,600	3,000

		286,406

Total Corporate Bonds & Notes (Cost $1,328,654)		1,202,044

MUNICIPAL BONDS & NOTES 1.9%

CALIFORNIA 0.4%

Fresno County, California Revenue Bonds, (NPFGC Insured), Series 2004
0.000% due 08/15/2030 (d)	3,800	2,737
0.000% due 08/15/2032 (d)	100	64

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
2.746% due 06/01/2034	300	253
3.000% due 06/01/2046	1,950	1,802
4.214% due 06/01/2050	2,600	1,982

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
3.037% due 06/01/2032	4,200	3,569

Napa Valley Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.507% due 08/01/2043	900	1,012

		11,419

GEORGIA 0.3%

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.637% due 04/01/2057	7,611	8,788

ILLINOIS 0.4%

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	92	98

Sales Tax Securitization Corp., Illinois Revenue Bonds, Series 2020
2.857% due 01/01/2031	4,400	3,923
3.007% due 01/01/2033	5,030	4,357

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sales Tax Securitization Corp., Illinois Revenue Bonds, Series 2021
3.238% due 01/01/2042	$1,800	$1,458

Wheaton College, Illinois Revenue Bonds, Series 2004
6.090% due 10/01/2034	900	943

		10,779

LOUISIANA 0.1%

Louisiana Local Government Environmental Facilities & Community Development Auth Revenue Bonds, Series 2023
5.048% due 12/01/2034	2,900	2,932

MICHIGAN 0.3%

Michigan State University Revenue Bonds, Series 2022
4.165% due 08/15/2122	3,500	2,760

University of Michigan Revenue Bonds, Series 2022
4.454% due 04/01/2122	4,800	4,149

		6,909

NEVADA 0.0%

Reno, Nevada Revenue Bonds, (NPFGC Insured), Series 2005
0.000% due 06/01/2034 (d)	700	408

NEW MEXICO 0.0%

New Mexico Hospital Equipment Loan Council Revenue Bonds, Series 2017
4.406% due 08/01/2046	1,000	891

OHIO 0.1%

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.834% due 02/15/2041	800	980

PENNSYLVANIA 0.1%

Commonwealth Financing Authority, Pennsylvania Revenue Bonds, Series 2021
2.991% due 06/01/2042	3,770	2,864

TEXAS 0.2%

Dallas, Texas General Obligation Bonds, Series 2005
0.000% due 02/15/2033 (d)	2,900	1,846

Texas Natural Gas Securitization Finance Corp. Series 2023
5.169% due 04/01/2041	2,600	2,644

		4,490

WISCONSIN 0.0%

Milwaukee Redevelopment Authority, Wisconsin Revenue Bonds, (NPFGC Insured), Series 2003
0.000% due 04/01/2036 (d)	1,000	528
0.000% due 04/01/2037 (d)	800	399

		927

Total Municipal Bonds & Notes (Cost $58,919)		51,387

U.S. GOVERNMENT AGENCIES 22.7%

Fannie Mae
0.000% due 05/15/2030 (d)	39,712	30,162
2.242% due 01/25/2031 ~(a)	16,035	1,207
3.000% due 12/25/2046	1,438	962
3.790% due 01/01/2029	4,200	4,036
5.000% due 08/25/2033	20	19
5.500% due 04/25/2033 - 09/25/2035	6,136	6,086
5.502% due 06/01/2035 •	194	192

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.511% due 12/01/2034 •	$103	$103
5.539% due 04/01/2035 •	218	216
5.572% due 10/01/2035 •	84	83
5.692% due 07/25/2037 •	4	4
5.750% due 05/25/2035 ~	120	122
5.765% due 03/25/2036 •	1	1
5.775% due 09/01/2035 •	5	5
5.835% due 09/25/2032 •	3	3
5.900% due 07/25/2042	4	4
5.972% due 08/01/2035 •	17	18
6.000% due 07/25/2031 - 03/25/2036	1,013	1,050
6.030% due 11/01/2035 •	2	2
6.080% due 09/01/2028	1,800	1,923
6.085% due 08/25/2040 •	223	221
6.274% due 12/01/2033 •	10	10
6.280% due 06/01/2043 •	32	32
6.394% due 11/01/2034 •	176	182
7.425% due 06/01/2035 •	304	304

Federal Farm Credit Bank
5.125% due 07/09/2029	500	520
5.750% due 12/07/2028	20	21

Freddie Mac
0.000% due 03/15/2031 (d)	11,600	8,471
4.542% due 04/01/2035 •	8	8
5.000% due 03/01/2038 - 12/01/2038	251	252
5.560% due 06/01/2035 •	7	7
5.833% due 01/15/2033 •	1	1
5.875% due 10/01/2035 •	5	5
6.000% due 06/15/2035 - 10/01/2037	540	561
6.289% due 10/25/2044 - 02/25/2045 •	49	46
6.500% due 10/25/2043	36	36

Ginnie Mae
3.250% due 02/20/2049	2,595	2,138
3.875% due 05/20/2030 •	18	18

Ginnie Mae, TBA
4.000% due 04/01/2054	51,600	48,290
4.500% due 04/01/2054	20,300	19,508

Resolution Funding Corp. STRIPS
0.000% due 01/15/2029 (a)	1,000	808
0.000% due 01/15/2030 - 04/15/2030 (d)	108,567	82,638

Tennessee Valley Authority
3.875% due 03/15/2028	14,500	14,255

U.S. Small Business Administration
5.290% due 12/01/2027	64	63
5.510% due 11/01/2027	14	14

Uniform Mortgage-Backed Security, TBA
3.500% due 05/01/2054	1,600	1,433
4.500% due 04/01/2054 - 05/01/2054	124,200	118,308
5.000% due 04/01/2054	12,500	12,198
5.500% due 04/01/2054 - 05/01/2054	113,100	112,548
6.000% due 04/01/2054 - 05/01/2054	124,000	125,119
6.500% due 04/01/2054	7,800	7,970

Total U.S. Government Agencies (Cost $607,261)		602,183

U.S. TREASURY OBLIGATIONS 101.4%

U.S. Treasury Bonds
1.125% due 05/15/2040 (j)	73,175	45,746
1.125% due 08/15/2040 (j)	95,010	58,843
1.375% due 11/15/2040 (j)	55,540	35,733
1.750% due 08/15/2041 (j)	99,000	66,848
1.875% due 02/15/2041 (j)	530,600	370,073
1.875% due 02/15/2051 (j)	52,395	31,580
2.000% due 11/15/2041	10,500	7,370
2.000% due 02/15/2050	22,030	13,805
2.250% due 08/15/2049	17,276	11,526
2.250% due 02/15/2052	7,800	5,133
2.375% due 11/15/2049 (l)	875	600
2.500% due 02/15/2045	15,520	11,354

86	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.750% due 11/15/2042 (l)	$1,000	$783
2.875% due 05/15/2049 (n)	405	308
2.875% due 05/15/2052 (j)	25,200	19,075
3.000% due 11/15/2044	14,350	11,496
3.000% due 05/15/2045	12,360	9,859
3.000% due 08/15/2048 (l)	7,990	6,239
3.000% due 02/15/2049 (j)	89,030	69,442
3.000% due 08/15/2052 (j)	165,200	128,366
3.125% due 02/15/2043 (l)	1,910	1,583
3.125% due 08/15/2044 (l)	14,310	11,724
3.375% due 08/15/2042 (j)	123,350	106,585
3.625% due 08/15/2043	3,200	2,848
3.625% due 02/15/2053 (j)	54,100	47,519
3.625% due 05/15/2053 (j)	2,000	1,758
3.750% due 08/15/2041 (l)	1,700	1,565
3.750% due 11/15/2043 (l)	6,137	5,553
3.875% due 02/15/2043 (j)	44,100	40,780
4.000% due 11/15/2042 (j)	64,200	60,493
4.000% due 11/15/2052 (j)	305,140	286,987
4.375% due 05/15/2041 (l)	27,930	27,887
4.375% due 08/15/2043 (j)	258,400	255,412
4.500% due 02/15/2044 (b)(j)	6,000	6,035
4.750% due 02/15/2041 (l)	5,010	5,245
4.750% due 11/15/2043 (j)	163,100	169,242

U.S. Treasury Inflation Protected Securities (e)
0.125% due 01/15/2032 (l)	26,364	23,045
0.625% due 07/15/2032 (j)	47,441	43,042
1.125% due 01/15/2033 (l)	43,551	40,867
1.750% due 01/15/2034	39,023	38,548

U.S. Treasury Notes
3.875% due 05/15/2043 (j)	9,100	8,401
3.625% due 03/31/2030 (l)	16,300	15,782
3.750% due 05/31/2030	16,300	15,876
3.750% due 06/30/2030 (j)	39,700	38,658
4.000% due 02/28/2030 (j)	16,300	16,108
4.000% due 02/15/2034 (j)	85,900	84,491
4.125% due 08/31/2030	23,400	23,255
4.250% due 02/28/2029 (j)	195,500	195,790
4.375% due 08/31/2028	265	266
4.375% due 11/30/2030 (j)	46,900	47,297
4.625% due 09/30/2030	23,100	23,612
4.875% due 10/31/2030	23,100	23,945

U.S. Treasury STRIPS
0.000% due 05/15/2034 (a)(l)	71,900	46,661
0.000% due 08/15/2034 (a)	32,970	21,145
0.000% due 05/15/2035 (a)(l)	32,500	20,154
0.000% due 11/15/2036 (a)	37,600	21,726
0.000% due 08/15/2037 (a)(l)	8,900	4,959
0.000% due 05/15/2041 (a)	450	205
0.000% due 08/15/2041 (a)	350	157
0.000% due 11/15/2041 (a)	170	75
0.000% due 02/15/2042 (a)	1,850	809
0.000% due 05/15/2042 (a)	1,240	536
0.000% due 08/15/2042 (a)	1,890	808
0.000% due 11/15/2042 (a)	810	342

Total U.S. Treasury Obligations (Cost $2,994,015)		2,691,955

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.3%

Adjustable Rate Mortgage Trust
3.944% due 10/25/2035 ~	519	445

American Home Mortgage Assets Trust
5.564% due 10/25/2046 •	54	47
6.009% due 11/25/2046 •	1,475	407

BAMLL Commercial Mortgage Securities Trust
6.423% due 04/15/2036 •	7,000	6,998
6.823% due 03/15/2034 •	2,400	2,393

Banc of America Funding Trust
5.721% due 02/20/2036 ~	94	87

Banc of America Mortgage Trust
5.112% due 08/25/2035 ~	308	289

Barclays Commercial Mortgage Securities Trust
4.197% due 08/10/2035	2,500	2,319
4.957% due 08/10/2035 ~	8,700	7,269

Bear Stearns Adjustable Rate Mortgage Trust
4.232% due 05/25/2047 ~	422	374
4.692% due 11/25/2034 ~	13	13

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.003% due 11/25/2030 ~	$20	$19
7.670% due 10/25/2035 •	20	19

Bear Stearns ALT-A Trust
4.333% due 11/25/2036 ~	105	58
4.870% due 09/25/2035 ~	2,111	1,253
5.292% due 10/25/2035 ~	165	139
5.764% due 08/25/2036 •	2,412	2,088

Bear Stearns Mortgage Funding Trust
5.804% due 10/25/2036 •	1,573	1,310

Benchmark Mortgage Trust
4.016% due 03/15/2052	4,500	4,210

BWAY Mortgage Trust
3.454% due 03/10/2033	7,280	6,921

Chase Mortgage Finance Trust
4.345% due 03/25/2037 ~	159	147
5.500% due 11/25/2035	1,462	1,051

ChaseFlex Trust
6.004% due 05/25/2037 •	2,543	2,330

Citigroup Mortgage Loan Trust
5.514% due 01/25/2037 •	19	16
6.244% due 08/25/2035 •	54	51
7.780% due 10/25/2035 •	13	13

Commercial Mortgage Trust
3.140% due 10/10/2036	4,300	3,777
3.815% due 04/10/2033 ~	7,300	6,632

Countrywide Alternative Loan Trust
5.500% due 09/25/2035	1,130	810
5.500% due 10/25/2035	2,280	1,262
5.500% due 11/25/2035	457	261
5.500% due 03/25/2036	61	25
5.638% due 12/20/2046 •	437	375
5.824% due 09/25/2046 •	423	392
5.863% due 03/20/2046 •	105	86
5.864% due 05/25/2036 •	2,590	2,279
6.000% due 03/25/2036	2,759	1,220
6.004% due 02/25/2037 •	46	37
6.083% due 11/20/2035 •	2,022	1,860
6.083% due 12/20/2035 •	461	413
6.250% due 08/25/2037	101	48

Countrywide Home Loan Mortgage Pass-Through Trust
4.447% due 11/25/2037 ~	339	310
4.706% due 11/25/2034 ~	35	32
5.077% due 02/20/2035 «~	2	2
5.250% due 05/25/2035	77	53
5.286% due 11/20/2034 «~	7	7
5.904% due 05/25/2035 •	44	36
6.084% due 03/25/2035 •	104	90
7.884% due 02/20/2036 •	20	17
7.940% due 02/20/2036 •	80	72

Countrywide Home Loan Reperforming REMIC Trust
5.864% due 07/25/2036 •	1,383	1,273

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
4.737% due 07/25/2033 «~	2	1

Credit Suisse Mortgage Capital Mortgage-Backed Trust
3.140% due 12/26/2059 ~	502	506
4.681% due 08/25/2060 ~	865	857

Downey Savings & Loan Association Mortgage Loan Trust
5.954% due 08/19/2045 •	51	42

First Horizon Mortgage Pass-Through Trust
4.731% due 12/25/2034 «~	1	1

GS Mortgage Securities Corp. Trust
8.726% due 08/15/2039 •	3,600	3,622

GS Mortgage Securities Trust
3.602% due 10/10/2049 ~	5,225	4,568

GSMPS Mortgage Loan Trust
5.794% due 01/25/2036 •	353	284

GSR Mortgage Loan Trust
4.437% due 11/25/2035 ~	2	2

HarborView Mortgage Loan Trust
5.429% due 07/19/2035 «~	2	1
5.821% due 01/19/2038 •	1,195	1,041
5.851% due 12/19/2036 •	2,524	2,034

IndyMac INDX Mortgage Loan Trust
3.655% due 04/25/2037 ~	125	106

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.771% due 04/25/2037 ~		$84	$75
4.691% due 12/25/2034 ~		8	7
5.844% due 06/25/2046 •		309	241
5.964% due 07/25/2035 •		2,147	1,418

JP Morgan Chase Commercial Mortgage Securities Trust
3.379% due 09/15/2050		3,462	3,372

JP Morgan Mortgage Trust
4.357% due 01/25/2037 ~		14	10
5.315% due 02/25/2035 «~		1	1
5.516% due 07/25/2035 ~		557	544
6.344% due 11/25/2049 •		270	259
6.344% due 12/25/2049 •		140	135

Lehman XS Trust
5.804% due 12/25/2036 •		765	721

MASTR Adjustable Rate Mortgages Trust
5.371% due 11/21/2034 ~		31	29
5.654% due 04/25/2046 •		240	207

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
6.140% due 11/15/2031 •		10	10

Merrill Lynch Mortgage Investors Trust
4.970% due 05/25/2033 «~		3	3
5.420% due 05/25/2033 ~		5	5
5.502% due 07/25/2034 «~		49	45
5.516% due 02/25/2034 ~		4	3

Morgan Stanley Mortgage Loan Trust
5.744% due 08/25/2036 •		2,759	684

New Residential Mortgage Loan Trust
2.750% due 11/25/2059 ~		3,328	3,113
4.500% due 05/25/2058 ~		1,609	1,551

Nomura Asset Acceptance Corp. Alternative Loan Trust
6.159% due 05/25/2036 ~		12,927	2,402

Prime Mortgage Trust
5.844% due 02/25/2034 •		1	1

Residential Accredit Loans, Inc. Trust
5.654% due 04/25/2046 •		175	47
6.000% due 06/25/2036		4,230	3,217
6.000% due 08/25/2036		581	470
6.500% due 08/25/2036		1,059	892

Residential Asset Securitization Trust
5.500% due 04/25/2035 •		43	23
5.844% due 01/25/2046 •		184	53

Structured Adjustable Rate Mortgage Loan Trust
5.764% due 10/25/2035 •		28	25
5.884% due 05/25/2037 •		90	77
6.489% due 01/25/2035 •		38	33
7.059% due 12/25/2034 ~		27	26

Structured Asset Mortgage Investments Trust
5.864% due 04/25/2036 •		238	205
5.884% due 05/25/2036 •		112	87
6.064% due 12/25/2035 •		3	2
6.101% due 10/19/2034 •		7	7

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
7.129% due 12/25/2033 «~		6	6

TBW Mortgage-Backed Trust
6.000% due 07/25/2036		4,662	1,988

Towd Point Mortgage Funding
6.367% due 10/20/2051 •	GBP	6,351	8,019

WaMu Mortgage Pass-Through Certificates Trust
4.250% due 02/25/2037 ~		$161	142
4.279% due 12/25/2036 ~		156	138
4.541% due 07/25/2037 ~		16	13
4.911% due 05/25/2046 •		23	19
5.789% due 02/25/2047 •		300	249
5.789% due 03/25/2047 •		155	128
5.814% due 05/25/2034 •		299	268
5.819% due 01/25/2047 •		1	1
5.849% due 04/25/2047 •		566	483
5.984% due 12/25/2045 •		22	22
6.024% due 10/25/2045 •		283	271
6.089% due 08/25/2046 •		612	553
6.137% due 08/25/2046 •		5,717	4,584
6.589% due 10/25/2046 •		2	2
6.589% due 11/25/2046 •		39	34

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	87

Schedule of Investments	PIMCO Long Duration Total Return Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington Mutual Mortgage Pass-Through Certificates Trust
6.059% due 05/25/2046 •		$258	$187

Worldwide Plaza Trust
3.526% due 11/10/2036		3,300	2,442

Total Non-Agency Mortgage-Backed Securities (Cost $130,384)			114,249

ASSET-BACKED SECURITIES 6.4%

ACAS CLO Ltd.
6.450% due 10/18/2028 •		3,431	3,437

ACE Securities Corp. Home Equity Loan Trust
6.419% due 05/25/2034 •		784	779

Aegis Asset-Backed Securities Trust
7.274% due 12/25/2034 •		3,900	3,406

AREIT Trust
6.569% due 01/20/2037 •		3,487	3,450

Argent Securities Trust
5.744% due 06/25/2036 •		5,384	3,462

Asset-Backed Securities Corp. Home Equity Loan Trust
7.289% due 05/25/2035 •		4,818	4,390

Avis Budget Rental Car Funding AESOP LLC
6.020% due 02/20/2030		7,300	7,546

Bear Stearns Asset-Backed Securities Trust
5.724% due 10/25/2036 ~		8	8
5.784% due 12/25/2036 •		200	194

Benefit Street Partners CLO Ltd.
6.679% due 01/20/2031 •		2,299	2,300

Carlyle Global Market Strategies CLO Ltd.
0.000% due 07/20/2032 •(b)		1,200	1,200
6.631% due 07/27/2031 •		854	855
6.919% due 07/20/2032 •		3,500	3,497

CBAM Ltd.
6.598% due 04/17/2031 •		3,616	3,620

CIFC Funding Ltd.
6.630% due 04/24/2030 •		1,250	1,250

CIT Mortgage Loan Trust
6.944% due 10/25/2037 •		472	469

Citigroup Mortgage Loan Trust
5.504% due 07/25/2045 •		6	4
5.794% due 03/25/2037 •		540	447

Countrywide Asset-Backed Certificates Trust
5.704% due 12/25/2036 •		6,597	5,990
5.924% due 03/25/2036 •		955	855
5.924% due 04/25/2037 •		388	327
6.084% due 09/25/2047 •		6,772	5,314
7.319% due 07/25/2035 •		100	96

Credit-Based Asset Servicing & Securitization LLC
3.898% due 12/25/2035 •		681	630
5.422% due 07/25/2035 «•		324	299
5.555% due 07/25/2037 •		15	10

Credit-Based Asset Servicing & Securitization Trust
3.422% due 01/25/2037 •		25	8
3.439% due 04/25/2037 «þ		143	133

Cumulus Static CLO DAC
0.000% due 11/15/2033 •(b)	EUR	2,900	3,129

CVC Cordatus Opportunity Loan Fund DAC
5.289% due 08/15/2033 •		3,100	3,341

ECMC Group Student Loan Trust
6.185% due 02/27/2068 •		$1,017	1,006

First Franklin Mortgage Loan Trust
5.664% due 12/25/2037 •		1,181	1,118
5.744% due 08/25/2036 •		5,985	5,476
6.494% due 09/25/2033 •		3,617	3,510
7.240% due 10/25/2033 •		2,577	2,465

First NLC Trust
5.514% due 08/25/2037 •		14	7

Fremont Home Loan Trust
6.509% due 06/25/2035 •		2,912	2,792

FS Rialto Issuer LLC
7.219% due 01/19/2039 •		4,350	4,343

Gateway Casinos & Entertainment Ltd.
5.000% due 03/12/2038 «	CAD	3,730	2,501

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GSAMP Trust
5.514% due 12/25/2036 •	$5	$3
5.574% due 12/25/2046 •	1,277	669
5.584% due 12/25/2036 •	1,602	829
5.644% due 11/25/2036 •	185	89
5.714% due 03/25/2047 •	694	582
5.744% due 08/25/2036 •	338	334
5.764% due 04/25/2036 •	202	135
5.844% due 01/25/2047 •	5,335	2,714

HGI CRE CLO Ltd.
7.019% due 04/20/2037 •	1,950	1,948

Horizon Aircraft Finance Ltd.
4.458% due 12/15/2038	1,737	1,528

JP Morgan Mortgage Acquisition Trust
5.714% due 07/25/2036 •	1,399	1,199

KREF Ltd.
6.776% due 02/17/2039 •	3,900	3,876

LCCM Trust
6.890% due 11/15/2038 •	2,275	2,245

Lehman ABS Mortgage Loan Trust
5.534% due 06/25/2037 •	11	7

Long Beach Mortgage Loan Trust
5.744% due 06/25/2036 •	15,331	7,225

M360 Ltd.
6.943% due 11/22/2038 •	2,134	2,093

Madison Park Funding Ltd.
0.000% due 10/18/2030 «•(b)	4,100	4,103

Magnetite Ltd.
6.449% due 11/15/2028 •	1,039	1,039

MASTR Asset-Backed Securities Trust
5.804% due 02/25/2036 •	1,792	675
5.884% due 11/25/2036 •	2,574	1,516
6.269% due 10/25/2034 •	2,596	2,481

MASTR Specialized Loan Trust
5.964% due 02/25/2036 •	1,855	1,784

Merrill Lynch Mortgage Investors Trust
6.044% due 01/25/2037 •	6,672	6,073
6.374% due 07/25/2035 •	682	674

Morgan Stanley ABS Capital, Inc. Trust
5.644% due 02/25/2037 •	2,057	991
5.664% due 10/25/2036 •	2,602	1,129
5.774% due 02/25/2037 •	4,230	2,037
5.904% due 09/25/2036 •	3,287	1,416

Mountain View CLO LLC
6.616% due 01/16/2031 •	829	831

New Century Home Equity Loan Trust
6.184% due 08/25/2034 •	9	9
6.524% due 01/25/2034 «•	91	88

NovaStar Mortgage Funding Trust
5.784% due 01/25/2037 •	6,232	2,206

Octagon Loan Funding Ltd.
6.761% due 11/18/2031 •	2,600	2,608

Option One Mortgage Loan Trust
5.684% due 04/25/2037 •	3,150	1,541
6.179% due 05/25/2035 •	862	817

Securitized Asset-Backed Receivables LLC Trust
6.024% due 12/25/2035 •	642	619

Soundview Home Loan Trust
5.524% due 06/25/2037 •	8	5
5.554% due 01/25/2037 •	3,289	2,365
5.614% due 07/25/2037 •	285	244

Structured Asset Investment Loan Trust
7.169% due 11/25/2034 •	2,253	2,270

Structured Asset Securities Corp. Mortgage Loan Trust
5.764% due 10/25/2036 •	3,256	2,666
6.025% due 04/25/2035 •	934	933
6.544% due 10/25/2037 •	5,197	2,295

Synchrony Card Funding LLC
5.740% due 10/15/2029	5,500	5,586

TCI-Symphony CLO Ltd.
6.506% due 07/15/2030 •	1,698	1,701

Venture CLO Ltd.
6.679% due 01/20/2029 •	707	707

Vibrant CLO Ltd.
6.699% due 07/20/2032 •	1,100	1,102

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Voya CLO Ltd.
0.000% due 07/20/2032 •(b)		$2,000	$2,000
6.676% due 07/14/2031 •		1,272	1,270

Wells Fargo Home Equity Asset-Backed Securities Trust
5.904% due 04/25/2037 •		612	593

Westlake Automobile Receivables Trust
6.230% due 01/15/2027		4,300	4,322

Total Asset-Backed Securities (Cost $185,342)			169,836

SOVEREIGN ISSUES 5.4%

Airport Authority
1.625% due 02/04/2031		5,000	4,125
2.625% due 02/04/2051		1,200	788

Argentina Government International Bond
0.750% due 07/09/2030 þ		1,104	576
1.000% due 07/09/2029		386	207
3.500% due 07/09/2041 þ		540	218
3.625% due 07/09/2035 þ		7,625	3,176

Cassa Depositi e Prestiti SpA
5.750% due 05/05/2026		3,000	2,974

Chile Government International Bond
3.250% due 09/21/2071		6,000	3,801
4.340% due 03/07/2042		3,800	3,324

Colombia Government International Bond
7.375% due 09/18/2037		720	720

Dominican Republic International Bond
4.875% due 09/23/2032		800	719
5.500% due 02/22/2029		2,000	1,947

Export-Import Bank of Korea
5.000% due 01/11/2028		2,100	2,121

Hong Kong Government International Bond
4.625% due 01/11/2033		7,000	7,161

Indonesia Government International Bond
1.400% due 10/30/2031	EUR	3,300	3,017

Israel Government International Bond
5.500% due 03/12/2034		$6,200	6,149

Korea Housing Finance Corp.
4.625% due 02/24/2028		1,400	1,394
4.625% due 02/24/2033		1,500	1,457

Mexico Government International Bond
2.750% due 11/27/2031 (e)	MXN	147,398	7,642
3.000% due 12/03/2026 (e)		11,526	644
3.771% due 05/24/2061		$10,469	6,834
4.000% due 11/30/2028 (e)	MXN	53,976	3,100
5.750% due 10/12/2110		$10,400	9,128
6.338% due 05/04/2053		3,100	3,066

Perusahaan Penerbit SBSN Indonesia
4.400% due 06/06/2027		3,200	3,149

Romania Government International Bond
1.750% due 07/13/2030	EUR	7,800	6,918
2.000% due 04/14/2033		2,700	2,242
2.625% due 12/02/2040		1,290	953
2.750% due 04/14/2041		850	628
2.875% due 04/13/2042		1,690	1,250
5.000% due 09/27/2026		1,600	1,772
5.500% due 09/18/2028		2,850	3,174
6.375% due 09/18/2033		2,850	3,295

Russia Government International Bond
4.750% due 05/27/2026		$200	165
5.250% due 06/23/2047		200	113

Saudi Government International Bond
4.875% due 07/18/2033		3,000	2,986
5.000% due 01/18/2053		800	716

South Africa Government International Bond
8.250% due 03/31/2032	ZAR	17,600	776

Spain Government International Bond
5.150% due 10/31/2044	EUR	8,800	11,626

Turkey Government International Bond
5.875% due 05/21/2030		3,700	3,995

United Kingdom Gilt
4.375% due 07/31/2054	GBP	21,200	26,578

Total Sovereign Issues (Cost $162,016)			144,624

88	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.4%

BANKING & FINANCE 0.4%

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(f)	1,100,000	$1,007

Capital Farm Credit ACA
5.000% due 03/15/2026 •(f)	2,700,000	2,547

Capital One Financial Corp.
3.950% due 09/01/2026 •(f)	4,740,000	4,226

Charles Schwab Corp.
5.000% due 06/01/2027 •(f)	1,600,000	1,531

CoBank ACB
4.250% due 01/01/2027 •(f)	2,400,000	1,978

Total Preferred Securities (Cost $12,540)		11,289

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (i) 0.1%
		3,005

Total Short-Term Instruments (Cost $3,005)		3,005

Total Investments in Securities (Cost $5,489,993)		4,998,485

INVESTMENTS IN AFFILIATES 2.7%

SHORT-TERM INSTRUMENTS 2.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.7%

PIMCO Short Asset Portfolio	6,923,038	67,430

	SHARES	MARKET VALUE (000S)

PIMCO Short-Term Floating NAV Portfolio III	444,326	$4,322

Total Short-Term Instruments (Cost $73,392)		71,752

Total Investments in Affiliates (Cost $73,392)		71,752

Total Investments 190.9% (Cost $5,563,385)		$5,070,237

Financial Derivative Instruments (k)(m) 0.1% (Cost or Premiums, net $2,566)		2,228

Other Assets and Liabilities, net (91.0)%		(2,416,468)

Net Assets 100.0%		$2,655,997

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Security is not accruing income as of the date of this report.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

(h) RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Morgan Stanley	0.000%	04/02/2032	05/06/2020	$3,242	$2,324	0.09%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	03/28/2024	04/01/2024	$3,005	U.S. Treasury Notes 5.000% due 09/30/2025	$(3,065)	$3,005	$3,006

Total Repurchase Agreements						$(3,065)	$3,005	$3,006

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOM	5.420%	03/19/2024	04/02/2024	$(143,143)	$(143,423)
BOO	4.700	03/28/2024	04/01/2024	(50,313)	(50,339)
	5.050	03/28/2024	04/01/2024	(100,375)	(100,431)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	89

Schedule of Investments	PIMCO Long Duration Total Return Fund	(Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
	5.250%	04/01/2024	04/02/2024		$(50,250)	$(50,250)
	5.330	03/28/2024	04/01/2024		(84,826)	(84,876)
	5.450	03/28/2024	04/01/2024		(11,088)	(11,095)
BOS	(0.100)	03/22/2024	04/16/2024		(316)	(316)
BPS	4.300	11/22/2023	TBD	(3)	(670)	(681)
BRC	0.000	03/28/2024	04/01/2024		(6,067)	(6,067)
	5.150	04/01/2024	04/03/2024		(6,068)	(6,067)
DEU	5.390	03/06/2024	04/03/2024		(10,892)	(10,935)
IND	5.440	03/25/2024	04/08/2024		(699)	(700)
JPS	5.420	03/11/2024	04/02/2024		(14,986)	(15,034)
SGY	5.430	04/01/2024	04/08/2024		(161,777)	(161,777)
STR	5.460	03/28/2024	04/01/2024		(1,389,057)	(1,389,900)
	5.470	04/01/2024	04/02/2024		(1,351,042)	(1,351,042)

Total Reverse Repurchase Agreements						$(3,382,933)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(4)
MSC	4.800%	03/28/2024	04/02/2024	$(45,789)	$(45,814)
TDM	5.420	03/13/2024	04/02/2024	(7,198)	(7,219)
UBS	5.410	03/13/2024	05/06/2024	(3,080)	(3,089)
	5.410	03/15/2024	05/06/2024	(1,085)	(1,088)
	5.420	02/07/2024	04/18/2024	(7,827)	(7,891)
	5.420	02/27/2024	04/02/2024	(18,163)	(18,256)
	5.420	02/27/2024	04/26/2024	(98,964)	(99,470)
	5.420	03/12/2024	04/26/2024	(7,890)	(7,913)
	5.420	03/13/2024	04/18/2024	(3,999)	(4,010)
	5.420	03/13/2024	04/26/2024	(8,227)	(8,251)

Total Sale-Buyback Transactions					$(203,001)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (3.1)%
Uniform Mortgage-Backed Security, TBA	3.000%	05/01/2054	$14,900	$(12,897)	$(12,835)
Uniform Mortgage-Backed Security, TBA	4.000	05/01/2054	6,212	(5,727)	(5,756)
Uniform Mortgage-Backed Security, TBA	4.500	04/01/2054	49,800	(47,365)	(47,428)
Uniform Mortgage-Backed Security, TBA	5.500	04/11/2054	3,000	(2,985)	(2,985)
Uniform Mortgage-Backed Security, TBA	6.000	04/11/2054	12,500	(12,615)	(12,616)

Total Short Sales (3.1)%				$(81,589)	$(81,620)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BOM	$0	$(143,423)	$0	$(143,423)	$142,625	$(798)
BOO	0	(296,991)	0	(296,991)	245,781	(51,210)
BOS	0	(316)	0	(316)	246	(70)
BPS	0	(681)	0	(681)	725	44
BRC	0	(12,134)	0	(12,134)	6,035	(6,099)
DEU	0	(10,935)	0	(10,935)	10,796	(139)
FICC	3,006	0	0	3,006	(3,065)	(59)
IND	0	(700)	0	(700)	703	3
JPS	0	(15,034)	0	(15,034)	14,988	(46)
SGY	0	(161,777)	0	(161,777)	0	(161,777)
STR	0	(2,740,942)	0	(2,740,942)	1,409,732	(1,331,210)

90	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)

Master Securities Forward Transaction Agreement
MSC	$0	$0	$(45,814)	$(45,814)	$45,568	$(246)
TDM	0	0	(7,219)	(7,219)	7,059	(160)
UBS	0	0	(149,968)	(149,968)	148,932	(1,036)

Total Borrowings and Other Financing Transactions	$3,006	$(3,382,933)	$(203,001)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(316)	$0	$(681)	$(997)
U.S. Treasury Obligations	(1,642,709)	(170,091)	0	0	(1,812,800)

Total	$(1,642,709)	$(170,407)	$0	$(681)	$(1,813,797)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(198,825)	(4,176)	0	(203,001)

Total	$0	$(198,825)	$(4,176)	$0	$(203,001)

Total Borrowings	$(1,642,709)	$(369,232)	$(4,176)	$(681)	$(2,016,798)

Payable for reverse repurchase agreements and sale-buyback financing transactions (6)					$(2,016,798)

(j)	Securities with an aggregate market value of $2,037,308 have been pledged as collateral under the terms of the above master agreements as of March 31, 2024.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(1,323,449) at a weighted average interest rate of 5.267%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)	Payable for sale-buyback transactions includes $(496) of deferred price drop.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(6)	Unsettled reverse repurchase agreements liability of $(1,569,136) is outstanding at period end.

(k) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May Futures	$108.500	04/26/2024	30	$30	$(10)	$(3)
Call - CBOT U.S. Treasury 10-Year Note May Futures	111.500	04/26/2024	30	30	(11)	(11)

Total Written Options					$(21)	$(14)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2024	137	$28,014	$(37)	$0	$(28)
U.S. Treasury 10-Year Note June Futures	06/2024	776	85,978	553	0	(60)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2024	6	774	(9)	3	0

				$507	$3	$(88)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	91

Schedule of Investments	PIMCO Long Duration Total Return Fund	(Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Japan Government 10-Year Bond June Futures	06/2024	110	$(105,851)	$(27)	$153	$(102)
U.S. Treasury 5-Year Note June Futures	06/2024	6,422	(687,254)	(1,541)	752	0
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2024	6,325	(724,904)	(6,553)	0	(99)
U.S. Treasury Long-Term Bond June Futures	06/2024	889	(107,069)	(602)	0	(222)
United Kingdom Long Gilt June Futures	06/2024	361	(45,536)	(488)	0	(214)

				$(9,211)	$905	$(637)

Total Futures Contracts				$(8,704)	$908	$(725)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
AT&T, Inc.	1.000%	Quarterly	06/20/2028	0.595%	$	23,500	$(127)	$497	$370	$10	$0
T-Mobile USA, Inc.	5.000	Quarterly	06/20/2028	0.451		2,400	413	12	425	0	0
Verizon Communications, Inc.	1.000	Quarterly	06/20/2028	0.518		3,000	(9)	63	54	0	(1)
Verizon Communications, Inc.	1.000	Quarterly	12/20/2028	0.567		800	(2)	16	14	0	0
Volkswagen International Finance NV	1.000	Quarterly	06/20/2028	0.672	EUR	200	(2)	5	3	0	0

							$273	$593	$866	$10	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.IG-39 5-Year Index	1.000%	Quarterly	12/20/2027	$	300	$1	$6	$7	$0	$0
CDX.IG-40 5-Year Index	1.000	Quarterly	06/20/2028		3,000	43	27	70	0	0
CDX.IG-41 5-Year Index	1.000	Quarterly	12/20/2028		56,400	655	651	1,306	5	0
CDX.IG-42 5-Year Index	1.000	Quarterly	06/20/2029		104,800	2,345	57	2,402	9	0

						$3,044	$741	$3,785	$14	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(5)	1-Day GBP-SONIO Compounded-OIS	4.000%	Annual	09/18/2029	GBP	54,600	$1,062	$109	$1,171	$155	$0
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Semi-Annual	06/17/2025		$38,600	(76)	1,811	1,735	44	0
Receive	1-Day USD-SOFR Compounded-OIS	3.638	Annual	05/31/2028		7,400	0	132	132	13	0
Receive	1-Day USD-SOFR Compounded-OIS	3.655	Annual	05/31/2028		14,900	0	255	255	26	0
Receive	1-Day USD-SOFR Compounded-OIS	3.662	Annual	05/31/2028		72,000	0	1,214	1,214	124	0
Receive	1-Day USD-SOFR Compounded-OIS	3.679	Annual	05/31/2028		134,400	0	2,180	2,180	231	0
Receive	1-Day USD-SOFR Compounded-OIS	3.691	Annual	05/31/2028		72,000	0	1,133	1,133	124	0
Receive	1-Day USD-SOFR Compounded-OIS	3.694	Annual	05/31/2028		71,700	0	1,121	1,121	123	0
Receive	1-Day USD-SOFR Compounded-OIS	3.807	Annual	05/31/2028		5,100	0	57	57	9	0
Pay	1-Day USD-SOFR Compounded-OIS	3.800	Annual	09/05/2028		6,500	(48)	(77)	(125)	0	(11)
Pay	1-Day USD-SOFR Compounded-OIS	1.600	Annual	10/23/2028		200,500	445	(23,944)	(23,499)	0	(354)
Pay	1-Day USD-SOFR Compounded-OIS	2.395	Semi-Annual	10/25/2028		247,500	(3,175)	(16,355)	(19,530)	0	(427)
Pay	1-Day USD-SOFR Compounded-OIS	3.970	Annual	02/27/2029		2,100	(5)	0	(5)	0	(3)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		68,400	109	350	459	96	0
Pay	1-Day USD-SOFR Compounded-OIS	3.470	Annual	02/22/2030		6,400	(23)	(146)	(169)	0	(10)
Pay	1-Day USD-SOFR Compounded-OIS	3.340	Annual	02/23/2030		9,750	(34)	(291)	(325)	0	(15)
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	06/22/2030		14,300	(53)	(493)	(546)	0	(22)
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Semi-Annual	12/16/2030		71,800	2,862	10,396	13,258	115	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.800	Annual	02/28/2031		207,600	1,222	(675)	547	235	0
Receive	1-Day USD-SOFR Compounded-OIS	1.487	Semi-Annual	06/23/2031		13,300	(31)	2,209	2,178	18	0
Receive	1-Day USD-SOFR Compounded-OIS	1.468	Semi-Annual	07/15/2031		44,900	(179)	8,156	7,977	64	0
Receive	1-Day USD-SOFR Compounded-OIS	1.452	Semi-Annual	07/16/2031		20,700	(80)	3,779	3,699	30	0
Receive	1-Day USD-SOFR Compounded-OIS	1.441	Semi-Annual	07/21/2031		55,500	(189)	10,128	9,939	78	0
Pay	1-Day USD-SOFR Compounded-OIS	2.750	Annual	09/21/2032		758	(45)	(26)	(71)	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	3.610	Annual	12/12/2032		9,000	(42)	255	213	9	0
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	07/12/2033		7,000	(24)	(116)	(140)	0	(6)
Pay	1-Day USD-SOFR Compounded-OIS	3.730	Annual	08/03/2033		7,700	(28)	(131)	(159)	0	(7)

92	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	3.735%	Annual	08/07/2033		$2,400	$(10)	$(38)	$(48)	$0	$(2)
Pay	1-Day USD-SOFR Compounded-OIS	3.900	Annual	08/30/2033		9,300	(33)	(14)	(47)	0	(8)
Pay	1-Day USD-SOFR Compounded-OIS	3.950	Annual	09/13/2033		18,300	(65)	61	(4)	0	(16)
Pay	1-Day USD-SOFR Compounded-OIS	4.165	Annual	09/27/2033		2,200	(9)	50	41	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	4.155	Annual	10/02/2033		4,900	(19)	106	87	0	(4)
Pay	1-Day USD-SOFR Compounded-OIS	4.170	Annual	10/03/2033		4,600	(18)	106	88	0	(4)
Pay	1-Day USD-SOFR Compounded-OIS	4.175	Annual	10/10/2033		1,700	(6)	40	34	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	4.150	Annual	10/12/2033		4,400	(17)	96	79	0	(4)
Pay	1-Day USD-SOFR Compounded-OIS	4.220	Annual	10/20/2033		4,300	(15)	119	104	0	(4)
Pay	1-Day USD-SOFR Compounded-OIS	4.230	Annual	10/23/2033		5,100	(18)	146	128	0	(4)
Pay	1-Day USD-SOFR Compounded-OIS	4.255	Annual	10/23/2033		1,300	(5)	40	35	0	(1)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.722	Annual	11/15/2033		14,800	0	96	96	9	0
Receive	1-Day USD-SOFR Compounded-OIS	4.250	Annual	11/22/2033		8,700	(40)	(204)	(244)	7	0
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033		700	(6)	29	23	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.854	Annual	12/29/2033		3,200	(14)	25	11	3	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	01/02/2034		3,000	(13)	48	35	2	0
Receive	1-Day USD-SOFR Compounded-OIS	3.684	Annual	01/03/2034		4,200	(19)	91	72	3	0
Receive	1-Day USD-SOFR Compounded-OIS	3.670	Annual	01/08/2034		6,800	(32)	155	123	6	0
Pay	1-Day USD-SOFR Compounded-OIS	3.735	Annual	01/23/2034		6,200	(26)	(48)	(74)	0	(5)
Pay	1-Day USD-SOFR Compounded-OIS	3.655	Annual	01/24/2034		5,000	(20)	(73)	(93)	0	(4)
Pay	1-Day USD-SOFR Compounded-OIS	3.685	Annual	01/24/2034		4,400	(18)	(53)	(71)	0	(4)
Pay	1-Day USD-SOFR Compounded-OIS	3.783	Annual	02/07/2034		2,900	(15)	(6)	(21)	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	3.650	Annual	03/05/2034		13,200	(56)	(169)	(225)	0	(10)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2034		20,100	74	2	76	11	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	12/15/2051		23,200	(989)	8,797	7,808	0	(34)
Pay	1-Day USD-SOFR Compounded-OIS	3.080	Annual	02/23/2053		4,000	(36)	(369)	(405)	8	0
Pay	1-Day USD-SOFR Compounded-OIS	3.880	Annual	10/16/2053		1,400	(7)	59	52	3	0
Receive	1-Day USD-SOFR Compounded-OIS	2.330	Semi-Annual	10/25/2053		50,700	3,166	10,961	14,127	0	(83)
Pay	1-Day USD-SOFR Compounded-OIS	3.555	Annual	03/05/2054		2,200	(19)	(11)	(30)	5	0
Pay	1-Year BRL-CDI	9.815	Maturity	01/04/2027	BRL	330,800	0	(526)	(526)	0	(127)
Pay	1-Year BRL-CDI	9.832	Maturity	01/04/2027		300,800	0	(451)	(451)	0	(110)
Pay	1-Year BRL-CDI	9.842	Maturity	01/04/2027		7,800	0	(11)	(11)	0	(3)
Pay(5)	6-Month AUD-BBR-BBSW	4.750	Semi-Annual	12/20/2033	AUD	119,200	(1,542)	2,432	890	296	0
Pay(5)	6-Month EUR-EURIBOR	2.750	Annual	09/18/2034	EUR	58,400	974	352	1,326	335	0
Receive(5)	6-Month EUR-EURIBOR	2.500	Annual	09/18/2054		24,000	(959)	(267)	(1,226)	0	(288)
Pay	CAONREPO Index	1.220	Semi-Annual	03/03/2025	CAD	2,300	(61)	3	(58)	0	(1)
Pay	CAONREPO Index	1.275	Semi-Annual	03/03/2025		1,700	(45)	3	(42)	0	(1)
Pay	CAONREPO Index	1.290	Semi-Annual	03/03/2025		600	(16)	1	(15)	0	0
Pay	CAONREPO Index	1.235	Semi-Annual	03/04/2025		24,300	(646)	36	(610)	0	(14)
Pay	CAONREPO Index	3.750	Semi-Annual	12/20/2025		115,600	(1,522)	437	(1,085)	0	(67)
Pay	CAONREPO Index	1.900	Semi-Annual	12/18/2029		1,200	(76)	(4)	(80)	0	(2)

							$(510)	$23,078	$22,568	$2,183	$(1,661)

Total Swap Agreements							$2,807	$24,412	$27,219	$2,207	$(1,662)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$908	$2,207	$3,115	$(14)	$(725)	$(1,662)	$(2,401)

(l)

Securities with an aggregate market value of $80,195 and cash of $7,547 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	93

Schedule of Investments	PIMCO Long Duration Total Return Fund	(Cont.)

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(m) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2024		$4	AUD	7	$0	$0
	05/2024	AUD	7		$4	0	0

BOA	04/2024	EUR	3,625		3,933	22	0
	04/2024	GBP	20,275		25,877	287	0
	04/2024		$6	AUD	9	0	0
	05/2024	AUD	9		$6	0	0

BPS	04/2024	CNH	9,614		1,339	15	0
	04/2024	EUR	4,723		5,170	75	0
	04/2024	GBP	7,193		9,131	52	0
	04/2024	JPY	820,652		5,429	8	0
	04/2024		$489	CNH	3,550	0	0
	05/2024	CNH	3,545		$489	1	0
	05/2024	TWD	19,244		623	21	0
	05/2024		$5,429	JPY	816,914	0	(8)
	06/2024	TWD	124,963		$4,037	118	0
	06/2024		$477	IDR	7,521,054	0	(4)
	06/2024		2,262	INR	188,420	0	(7)
	07/2024		7,332	PLN	29,711	96	0

BRC	04/2024	CNH	13,396		$1,864	18	0
	04/2024		$13	NOK	136	0	0
	04/2024		3,624	TRY	120,916	0	(4)
	05/2024	TRY	4,275		$125	0	0
	05/2024		$6,144	TRY	208,660	1	(27)
	06/2024		7,049	TWD	222,678	0	(65)

CBK	04/2024	CHF	11,689		$13,340	378	0
	04/2024	CNH	10,669		1,483	13	0
	04/2024	GBP	429		549	7	0

DUB	04/2024	EUR	46,824		50,894	378	0
	04/2024	SEK	15		1	0	0

FAR	04/2024	JPY	2,433,449		16,094	19	0
	05/2024	CHF	11,643		12,900	0	(52)
	05/2024		$16,094	JPY	2,422,408	0	(19)

GLM	05/2024	SEK	85,387		$8,055	68	0
	03/2025		$1,709	TRY	81,834	40	0

JPM	04/2024	CAD	21,057		$15,606	60	0
	05/2024	TRY	2,709		78	0	0
	05/2024		$5,813	BRL	28,699	0	(109)
	05/2024		7,633	TRY	259,387	2	(7)
	06/2024	THB	333		$9	0	0
	06/2024	TWD	81,363		2,646	94	0
	06/2024		$1,843	IDR	29,118,072	0	(13)
	06/2024		6	MXN	105	0	0

MBC	04/2024	AUD	746		$485	0	(2)
	04/2024	CNH	70,699		9,827	88	0
	04/2024	GBP	307		392	4	0
	04/2024	THB	466		13	0	0
	04/2024		$15,530	CAD	21,061	19	0
	04/2024		35,624	GBP	28,204	0	(26)
	04/2024		11,091	JPY	1,662,066	0	(111)
	05/2024	CAD	21,052		$15,530	0	(19)
	05/2024	GBP	28,204		35,630	26	0
	06/2024		$851	IDR	13,455,459	0	(5)

MYI	04/2024	CNH	9,219		$1,288	18	0
	04/2024	JPY	609,193		4,029	5	0
	04/2024	SEK	85,441		8,308	326	0

94	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2024		$59,707	EUR	55,172	$0	$(185)
	05/2024	EUR	55,172		$59,780	188	0
	05/2024		$4,029	JPY	606,421	0	(4)
	06/2024		656	IDR	10,179,919	0	(16)

RBC	04/2024		4	MXN	71	0	0

SCX	04/2024	CNH	40,168		$5,589	55	0
	05/2024		$11	NOK	115	0	0
	06/2024		1,763	IDR	27,844,747	0	(12)
	06/2024		3,485	INR	290,156	0	(14)

SSB	05/2024	MXN	79,111		$4,656	0	(72)

TOR	04/2024		$14,735	JPY	2,202,173	0	(187)

UAG	04/2024		472	AUD	723	0	(1)
	04/2024	ZAR	15,842		$846	11	0
	05/2024	AUD	723		473	1	0

Total Forward Foreign Currency Contracts						$2,514	$(969)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.500%	04/08/2024	5,800	$(11)	$(1)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.850	04/08/2024	5,800	(11)	0

FAR	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.705	04/22/2024	6,700	(22)	(22)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.105	04/22/2024	6,700	(22)	(8)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.690	04/26/2024	6,600	(19)	(24)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.090	04/26/2024	6,600	(19)	(12)

GLM	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.430	04/12/2024	4,100	(7)	(1)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.770	04/12/2024	4,100	(7)	(3)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	04/08/2024	4,400	(16)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.900	04/08/2024	4,400	(16)	(10)

JPM	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.560	04/22/2024	600	(1)	(1)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.860	04/22/2024	600	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550	04/12/2024	5,600	(19)	(3)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.950	04/12/2024	5,600	(19)	(13)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.480	04/25/2024	4,400	(12)	(16)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.770	04/25/2024	4,400	(13)	(7)

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	04/02/2024	10,100	(24)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.250	04/02/2024	10,100	(24)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.627	04/01/2024	6,400	(23)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.688	04/01/2024	2,000	(7)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.024	04/01/2024	6,400	(24)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.088	04/01/2024	2,000	(7)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.678	04/25/2024	3,700	(11)	(12)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.078	04/25/2024	3,700	(11)	(7)

Total Written Options							$(346)	$(140)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
GST	Equinix, Inc.	5.000%	Quarterly	06/20/2027	0.993%	$900	$126	$(17)	$109	$0

Total Swap Agreements							$126	$(17)	$109	$0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	95

Schedule of Investments	PIMCO Long Duration Total Return Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$309	$0	$0	$309	$0	$0	$0	$0	$309	$(360)	$(51)
BPS	386	0	0	386	(19)	0	0	(19)	367	(260)	107
BRC	19	0	0	19	(96)	0	0	(96)	(77)	0	(77)
CBK	398	0	0	398	0	(1)	0	(1)	397	(330)	67
DUB	378	0	0	378	0	0	0	0	378	0	378
FAR	19	0	0	19	(71)	(66)	0	(137)	(118)	0	(118)
GLM	108	0	0	108	0	(14)	0	(14)	94	0	94
GST	0	0	109	109	0	0	0	0	109	0	109
JPM	156	0	0	156	(129)	(40)	0	(169)	(13)	0	(13)
MBC	137	0	0	137	(163)	0	0	(163)	(26)	0	(26)
MYC	0	0	0	0	0	(19)	0	(19)	(19)	57	38
MYI	537	0	0	537	(205)	0	0	(205)	332	(270)	62
SCX	55	0	0	55	(26)	0	0	(26)	29	0	29
SSB	0	0	0	0	(72)	0	0	(72)	(72)	0	(72)
TOR	0	0	0	0	(187)	0	0	(187)	(187)	0	(187)
UAG	12	0	0	12	(1)	0	0	(1)	11	0	11

Total Over the Counter	$2,514	$0	$109	$2,623	$(969)	$(140)	$0	$(1,109)

(n)

Securities with an aggregate market value of $57 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2024.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$908	$908
Swap Agreements	0	24	0	0	2,183	2,207

	$0	$24	$0	$0	$3,091	$3,115

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,514	$0	$2,514
Swap Agreements	0	109	0	0	0	109

	$0	$109	$0	$2,514	$0	$2,623

	$0	$133	$0	$2,514	$3,091	$5,738

96	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$14	$14
Futures	0	0	0	0	725	725
Swap Agreements	0	1	0	0	1,661	1,662

	$0	$1	$0	$0	$2,400	$2,401

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$969	$0	$969
Written Options	0	0	0	0	140	140

	$0	$0	$0	$969	$140	$1,109

	$0	$1	$0	$969	$2,540	$3,510

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$200	$200
Futures	0	0	0	0	40,851	40,851
Swap Agreements	0	6,990	0	0	676	7,666

	$0	$6,990	$0	$0	$41,727	$48,717

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(6,715)	$0	$(6,715)
Written Options	0	0	0	0	2,288	2,288
Swap Agreements	0	46	0	0	0	46

	$0	$46	$0	$(6,715)	$2,288	$(4,381)

	$0	$7,036	$0	$(6,715)	$44,015	$44,336

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$7	$7
Futures	0	0	0	0	21,588	21,588
Swap Agreements	0	278	0	0	6,187	6,465

	$0	$278	$0	$0	$27,782	$28,060

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,117	$0	$3,117
Purchased Options	0	0	0	0	(5,266)	(5,266)
Written Options	0	0	0	0	9,032	9,032
Swap Agreements	0	(15)	0	0	0	(15)

	$0	$(15)	$0	$3,117	$3,766	$6,868

	$0	$263	$0	$3,117	$31,548	$34,928

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Loan Participations and Assignments	$0	$7,913	$0	$7,913
Corporate Bonds & Notes
Banking & Finance	0	483,287	2,705	485,992
Industrials	0	429,646	0	429,646
Utilities	0	286,406	0	286,406
Municipal Bonds & Notes
California	0	11,419	0	11,419
Georgia	0	8,788	0	8,788
Illinois	0	10,779	0	10,779
Louisiana	0	2,932	0	2,932
Michigan	0	6,909	0	6,909

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Nevada	$0	$408	$0	$408
New Mexico	0	891	0	891
Ohio	0	980	0	980
Pennsylvania	0	2,864	0	2,864
Texas	0	4,490	0	4,490
Wisconsin	0	927	0	927
U.S. Government Agencies	0	602,183	0	602,183
U.S. Treasury Obligations	0	2,691,955	0	2,691,955
Non-Agency Mortgage-Backed Securities	0	114,182	67	114,249
Asset-Backed Securities	0	162,712	7,124	169,836
Sovereign Issues	0	144,624	0	144,624

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	97

Schedule of Investments	PIMCO Long Duration Total Return Fund	(Cont.)	March 31, 2024

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Preferred Securities
Banking & Finance	$0	$11,289	$0	$11,289
Short-Term Instruments
Repurchase Agreements	0	3,005	0	3,005

	$0	$4,988,589	$9,896	$4,998,485

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$71,752	$0	$0	$71,752

Total Investments	$71,752	$4,988,589	$9,896	$5,070,237

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(81,620)	$0	$(81,620)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$153	$2,962	$0	$3,115
Over the counter	0	2,623	0	2,623

	$153	$5,585	$0	$5,738

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(316)	(2,085)	0	(2,401)
Over the counter	0	(1,109)	0	(1,109)

	$(316)	$(3,194)	$0	$(3,510)

Total Financial Derivative Instruments	$(163)	$2,391	$0	$2,228

Totals	$71,589	$4,909,360	$9,896	$4,990,845

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

98	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Long-Term U.S. Government Fund	March 31, 2024

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 158.7%

CORPORATE BONDS & NOTES 0.3%

INDUSTRIALS 0.3%

Vessel Management Services, Inc.
3.432% due 08/15/2036	$3,434	$3,076

Total Corporate Bonds & Notes (Cost $3,434)		3,076

U.S. GOVERNMENT AGENCIES 16.8%

Fannie Mae
0.000% due 05/15/2030 (c)	13,282	10,088
3.500% due 06/25/2044	3,355	2,830
4.000% due 09/25/2044 - 10/25/2044	6,764	6,421
4.250% due 04/25/2037	201	192
4.308% due 04/01/2028 •	3	3
4.500% due 06/25/2025	70	70
5.625% due 04/17/2028	200	209
5.692% due 07/25/2037 •	42	41
5.805% due 07/01/2035 •	7	7
5.885% due 10/25/2030 •	1	1
5.996% due 11/01/2034 •	17	17
6.000% due 05/17/2027	26	26
6.280% due 06/01/2043 •	53	53
6.281% due 03/01/2044 •	53	52
6.335% due 04/25/2032 •	3	3
6.500% due 07/25/2031	173	176
6.629% due 12/01/2027 •	10	10
6.750% due 06/25/2032	344	355
7.000% due 05/18/2027	51	51
9.000% due 06/01/2027	5	5

Federal Farm Credit Bank
5.125% due 07/09/2029	675	701
5.750% due 12/07/2028	500	531

Freddie Mac
0.000% due 12/15/2042 •	1,671	1,281
3.500% due 05/15/2042 - 01/15/2048	15,719	13,720
4.000% due 07/15/2042	4,994	4,725
4.311% due 10/25/2052 ~	6,461	5,713
4.500% due 02/15/2035 - 07/15/2035	481	453
5.131% due 10/01/2026 •	1	1
5.500% due 06/15/2035	7,321	7,409
5.623% due 10/15/2043 •	1,334	1,301
5.833% due 01/15/2033 •	13	13
5.933% due 04/15/2029 - 12/15/2032 •	11	11
5.983% due 06/15/2031 •	5	5
6.000% due 05/15/2028 - 09/15/2029	7	7
6.262% due 01/01/2028 •	5	5
6.271% due 01/01/2028 •	5	4
6.289% due 10/25/2044 •	776	704
6.489% due 07/25/2044 •	190	176
6.500% due 01/01/2035 - 10/25/2043	31	32

Ginnie Mae
3.625% (H15T1Y + 1.500%) due 03/20/2025 - 09/20/2026 ~	9	8
3.625% due 01/20/2027 - 01/20/2028 •	12	13
3.750% (H15T1Y + 1.500%) due 11/20/2025 - 10/20/2026 ~	1	0
3.750% due 10/20/2027 - 11/20/2027 •	10	10
3.875% (H15T1Y + 1.500%) due 05/20/2024 - 06/20/2026 ~	2	3
3.875% due 04/20/2027 - 05/20/2030 •	30	29
4.000% (H15T1Y + 1.500%) due 10/20/2025 - 08/20/2026 ~	1	1
4.000% due 10/20/2026 •	1	1
4.000% due 08/20/2044 - 09/20/2044	7,168	6,669
6.000% due 08/20/2033	575	579
6.500% due 08/20/2034 - 09/20/2034	4	5

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ginnie Mae, TBA
4.000% due 04/01/2054	$8,000	$7,487
4.500% due 04/01/2054	2,500	2,402

Resolution Funding Corp. STRIPS
0.000% due 10/15/2028 (a)	6,371	5,220

Tennessee Valley Authority STRIPS
0.000% due 05/01/2030 (c)	7,400	5,598

Uniform Mortgage-Backed Security
2.500% due 11/01/2046	113	96
6.500% due 06/01/2026 - 08/01/2037	24	25
7.000% due 02/01/2038	5	6

Uniform Mortgage-Backed Security, TBA
3.000% due 04/01/2054	1,300	1,119
3.500% due 05/01/2054	50	45
4.000% due 05/01/2054	100	93
4.500% due 04/01/2054 - 05/01/2054	25,850	24,625
5.000% due 04/01/2054	9,900	9,661
5.500% due 04/01/2054 - 05/01/2054	32,500	32,342
6.000% due 05/01/2054	21,000	21,189
6.500% due 04/01/2054	3,900	3,985

Total U.S. Government Agencies (Cost $183,164)		178,613

U.S. TREASURY OBLIGATIONS 137.6%

U.S. Treasury Bonds
1.125% due 05/15/2040	10,470	6,545
1.125% due 08/15/2040 (f)	99,760	61,785
1.375% due 11/15/2040 (h)	9,060	5,829
1.750% due 08/15/2041 (f)	60,400	40,784
1.875% due 02/15/2051	19,100	11,512
2.000% due 11/15/2041 (f)	45,200	31,725
2.000% due 02/15/2050	310	194
2.250% due 08/15/2049	52,090	34,753
2.250% due 02/15/2052 (f)	4,500	2,961
2.375% due 02/15/2042	28,000	20,835
2.375% due 05/15/2051	2,400	1,630
2.500% due 05/15/2046 (h)	2,028	1,464
2.875% due 05/15/2052	20,400	15,442
3.000% due 11/15/2045 (h)(j)	680	540
3.000% due 02/15/2049	64,144	50,031
3.000% due 08/15/2052	66,300	51,517
3.250% due 05/15/2042	22,800	19,388
3.375% due 08/15/2042	26,200	22,639
3.625% due 08/15/2043	15,300	13,615
3.625% due 02/15/2053 (f)	66,300	58,235
3.625% due 05/15/2053 (f)	19,400	17,050
3.875% due 02/15/2043	88,700	82,023
4.000% due 11/15/2042 (f)	72,000	67,843
4.000% due 11/15/2052 (f)	105,650	99,365
4.125% due 08/15/2053 (f)	20,200	19,420
4.250% due 02/15/2054	48,900	48,102
4.375% due 05/15/2041	29,580	29,534
4.375% due 08/15/2043 (f)	202,900	200,554
4.500% due 02/15/2044 (b)(f)	46,600	46,870
4.750% due 02/15/2041	10,750	11,255
4.750% due 11/15/2043 (f)	21,310	22,113

U.S. Treasury Inflation Protected Securities (d)
0.125% due 01/15/2032 (h)	11,235	9,821
0.625% due 07/15/2032	15,071	13,673
1.125% due 01/15/2033	22,009	20,652
1.750% due 01/15/2034	17,355	17,144

U.S. Treasury Notes
3.875% due 05/15/2043 (f)	72,200	66,658
3.625% due 03/31/2030	3,900	3,776
3.750% due 05/31/2030	3,900	3,798
3.750% due 06/30/2030	6,600	6,427
4.000% due 02/28/2030	3,900	3,854
4.000% due 02/15/2034 (f)	52,000	51,147
4.125% due 08/31/2030 (h)	2,700	2,683
4.250% due 02/28/2029 (f)	159,700	159,937
4.375% due 11/30/2030	5,300	5,345
4.625% due 09/30/2030	2,700	2,760
4.875% due 10/31/2030	2,700	2,799

Total U.S. Treasury Obligations (Cost $1,591,225)		1,466,027

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 3.0%

Ashford Hospitality Trust
6.398% due 04/15/2035 •	$247	$245
6.498% due 06/15/2035 •	94	93

Atrium Hotel Portfolio Trust
6.553% due 12/15/2036 •	678	659
6.573% due 06/15/2035 •	200	199

BAMLL Commercial Mortgage Securities Trust
6.423% due 04/15/2036 •	2,200	2,199
6.473% due 09/15/2034 •	300	300

BANK
4.046% due 03/15/2061 ~	800	768

Bear Stearns Adjustable Rate Mortgage Trust
3.250% due 02/25/2033 «~	2	1
6.625% due 04/25/2033 «~	3	3

Bear Stearns ALT-A Trust
4.870% due 09/25/2035 ~	181	107

Beast Mortgage Trust
6.490% due 03/15/2036 •	200	174

Benchmark Mortgage Trust
4.016% due 03/15/2052	3,700	3,462
5.926% due 03/15/2029	2,000	2,072

BMO Mortgage Trust
7.055% due 11/15/2056 ~	1,800	1,947

BWAY Mortgage Trust
3.454% due 03/10/2033	3,400	3,232

Commercial Mortgage Trust
3.140% due 10/10/2036	2,800	2,460
3.815% due 04/10/2033 ~	2,600	2,362

Countrywide Alternative Loan Trust
5.654% due 05/25/2035 •	194	174

Countrywide Home Loan Mortgage Pass-Through Trust
6.024% due 04/25/2035 «•	28	25
6.084% due 03/25/2035 •	271	232

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
4.737% due 07/25/2033 «~	9	9

DBGS Mortgage Trust
6.218% due 06/15/2033 •	300	277

Extended Stay America Trust
6.519% due 07/15/2038 •	1,554	1,555

HarborView Mortgage Loan Trust
5.429% due 07/19/2035 «~	3	3
5.881% due 05/19/2035 •	138	124

Hilton USA Trust
3.719% due 11/05/2038	2,130	2,027

Impac CMB Trust
5.944% due 10/25/2035 •	714	629

JP Morgan Mortgage Trust
5.516% due 07/25/2035 ~	33	32

Morgan Stanley Capital Trust
6.519% due 07/15/2035 •	200	200
6.609% due 12/15/2038 •	1,800	1,707

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	120	114
2.750% due 11/25/2059 ~	811	758

Nomura Asset Acceptance Corp. Alternative Loan Trust
4.681% due 10/25/2035 ~	599	511

Residential Accredit Loans, Inc. Trust
5.735% due 08/25/2035 •	138	103
6.000% due 06/25/2036	320	244

Sequoia Mortgage Trust
6.141% due 10/19/2026 «•	2	2
6.143% due 07/20/2033 •	69	67

Structured Adjustable Rate Mortgage Loan Trust
5.884% due 05/25/2037 •	403	346

Structured Asset Mortgage Investments Trust
5.884% due 05/25/2036 •	62	49
6.101% due 09/19/2032 •	1	1
6.281% due 10/19/2033 •	39	35

Towd Point Mortgage Trust
3.100% due 01/25/2060 ~	900	784

WaMu Mortgage Pass-Through Certificates Trust
5.964% due 11/25/2045 •	11	10

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	99

Schedule of Investments	PIMCO Long-Term U.S. Government Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.089% due 02/25/2046 •	$308	$269
6.137% due 08/25/2046 •	172	138
6.489% due 06/25/2042 •	4	4

Worldwide Plaza Trust
3.526% due 11/10/2036	1,600	1,184

Total Non-Agency Mortgage-Backed Securities (Cost $34,425)		31,896

ASSET-BACKED SECURITIES 0.8%

Avis Budget Rental Car Funding AESOP LLC
6.020% due 02/20/2030	1,700	1,757

Bear Stearns Asset-Backed Securities Trust
6.444% due 11/25/2042 •	119	118

Credit-Based Asset Servicing & Securitization Trust
5.564% due 11/25/2036 •	9	4

ECMC Group Student Loan Trust
6.185% due 02/27/2068 •	487	481

GM Financial Automobile Leasing Trust
5.869% due 06/20/2025 •	698	699

Hertz Vehicle Financing LLC
1.990% due 06/25/2026	800	772
2.330% due 06/26/2028	1,200	1,101

Massachusetts Educational Financing Authority
6.573% due 04/25/2038 •	54	54

MASTR Asset-Backed Securities Trust
6.269% due 10/25/2034 •	730	697

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch Mortgage Investors Trust
6.374% due 07/25/2035 •	$503	$497

Pagaya AI Debt Selection Trust
6.258% due 10/15/2031	1,500	1,500

RAAC Trust
6.134% due 11/25/2036 «•	2	2

Ready Capital Mortgage Financing LLC
6.971% due 01/25/2037 •	896	895

SLM Student Loan Trust
6.223% due 10/25/2029 •	148	148

Soundview Home Loan Trust
5.564% due 11/25/2036 •	132	39

VMC Finance LLC
7.219% due 02/18/2039 •	397	388

Washington Mutual Asset-Backed Certificates Trust
4.485% due 10/25/2036 •	73	26

Total Asset-Backed Securities (Cost $9,438)		9,178

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (e) 0.2%
		2,265

Total Short-Term Instruments (Cost $2,265)		2,265

Total Investments in Securities (Cost $1,823,951)		1,691,055

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 2.3%

SHORT-TERM INSTRUMENTS 2.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.3%

PIMCO Short-Term Floating NAV Portfolio III	2,504,201	$24,358

Total Short-Term Instruments (Cost $24,359)		24,358

Total Investments in Affiliates (Cost $24,359)		24,358

Total Investments 161.0% (Cost $1,848,310)		$1,715,413

Financial Derivative Instruments (g)(i) (0.0)% (Cost or Premiums, net $(135))		(111)

Other Assets and Liabilities, net (61.0)%		(649,973)

Net Assets 100.0%		$1,065,329

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Zero coupon security.
(d)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	03/28/2024	04/01/2024	$2,265	U.S. Treasury Notes 5.000% due 09/30/2025	$(2,310)	$2,265	$2,266

Total Repurchase Agreements						$(2,310)	$2,265	$2,266

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOM	5.420%	03/19/2024	04/02/2024	$(103,471)	$(103,674)
BOO	5.250	04/01/2024	04/02/2024	(100,500)	(100,500)
BRC	0.000	03/28/2024	04/01/2024	(47,124)	(47,124)
	5.150	04/01/2024	04/03/2024	(47,124)	(47,124)
DEU	5.350	04/01/2024	04/02/2024	(33,165)	(33,165)
SGY	5.370	03/28/2024	04/03/2024	(18,292)	(18,303)
	5.430	04/01/2024	04/08/2024	(22,562)	(22,562)
STR	5.460	03/28/2024	04/01/2024	(281,750)	(281,921)
	5.470	04/01/2024	04/02/2024	(327,014)	(327,014)

Total Reverse Repurchase Agreements					$(981,387)

100	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
MSC	4.800%	03/28/2024	04/02/2024	$(27,876)	$(27,891)
	5.120	03/26/2024	04/02/2024	(32,126)	(32,153)
UBS	5.410	02/02/2024	04/04/2024	(2,744)	(2,769)
	5.420	02/27/2024	04/26/2024	(49,120)	(49,371)

Total Sale-Buyback Transactions					$(112,184)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies 0.0%
Uniform Mortgage-Backed Security, TBA	2.500%	05/01/2054	$100	$(83)	$(83)

Total Short Sales 0.0%				$(83)	$(83)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOM	$0	$(103,674)	$0	$(103,674)	$102,702	$(972)
BOO	0	(100,500)	0	(100,500)	0	(100,500)
BRC	0	(94,248)	0	(94,248)	46,869	(47,379)
DEU	0	(33,165)	0	(33,165)	0	(33,165)
FICC	2,266	0	0	2,266	(2,310)	(44)
JPS	0	0	0	0	(299)	(299)
SGY	0	(40,865)	0	(40,865)	18,196	(22,669)
STR	0	(608,935)	0	(608,935)	285,459	(323,476)

Master Securities Forward Transaction Agreement
MSC	0	0	(60,044)	(60,044)	59,789	(255)
UBS	0	0	(52,140)	(52,140)	52,043	(97)

Total Borrowings and Other Financing Transactions	$2,266	$(981,387)	$(112,184)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$(329,045)	$(121,977)	$0	$0	$(451,022)

Total	$(329,045)	$(121,977)	$0	$0	$(451,022)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(112,184)	0	0	(112,184)

Total	$0	$(112,184)	$0	$0	$(112,184)

Total Borrowings	$(329,045)	$(234,161)	$0	$0	$(563,206)

Payable for reverse repurchase agreements and sale-buyback financing transactions (5)					$(563,206)

(f)	Securities with an aggregate market value of $567,451 have been pledged as collateral under the terms of the above master agreements as of March 31, 2024.
(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(278,972) at a weighted average interest rate of 5.179%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(194) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(530,365) is outstanding at period end.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	101

Schedule of Investments	PIMCO Long-Term U.S. Government Fund	(Cont.)

(g) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May Futures	$108.500	04/26/2024	27	$27	$(9)	$(3)
Call - CBOT U.S. Treasury 10-Year Note May Futures	111.500	04/26/2024	27	27	(10)	(10)

Total Written Options					$(19)	$(13)

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2024	11	$(2,249)	$2	$2	$0
U.S. Treasury 5-Year Note June Futures	06/2024	338	(36,171)	(77)	40	0
U.S. Treasury 10-Year Note June Futures	06/2024	40	(4,432)	3	3	0
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2024	1,332	(152,660)	(1,337)	0	(21)
U.S. Treasury Long-Term Bond June Futures	06/2024	830	(99,963)	(1,031)	0	(208)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2024	16	(2,064)	(61)	0	(7)

Total Futures Contracts				$(2,501)	$45	$(236)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	1-Day USD-SOFR Compounded-OIS	0.400%	Semi-Annual	03/30/2026	$ 17,040	$30	$1,614	$1,644	$0	$(6)
Pay	1-Day USD-SOFR Compounded-OIS	3.800	Annual	03/10/2028	6,200	(13)	(60)	(73)	0	(11)
Receive	1-Day USD-SOFR Compounded-OIS	3.638	Annual	05/31/2028	2,900	0	52	52	5	0
Receive	1-Day USD-SOFR Compounded-OIS	3.655	Annual	05/31/2028	5,900	0	101	101	10	0
Receive	1-Day USD-SOFR Compounded-OIS	3.662	Annual	05/31/2028	28,800	0	486	486	50	0
Receive	1-Day USD-SOFR Compounded-OIS	3.679	Annual	05/31/2028	54,100	0	878	878	93	0
Receive	1-Day USD-SOFR Compounded-OIS	3.691	Annual	05/31/2028	28,800	0	453	453	50	0
Receive	1-Day USD-SOFR Compounded-OIS	3.694	Annual	05/31/2028	28,800	0	450	450	49	0
Receive	1-Day USD-SOFR Compounded-OIS	3.807	Annual	05/31/2028	2,300	0	26	26	4	0
Pay	1-Day USD-SOFR Compounded-OIS	3.800	Annual	09/05/2028	2,300	(17)	(27)	(44)	0	(4)
Pay	1-Day USD-SOFR Compounded-OIS	1.600	Annual	10/23/2028	35,100	79	(4,193)	(4,114)	0	(62)
Pay	1-Day USD-SOFR Compounded-OIS	2.395	Semi-Annual	10/25/2028	38,300	(475)	(2,548)	(3,023)	0	(66)
Pay	1-Day USD-SOFR Compounded-OIS	3.940	Annual	02/22/2029	4,500	(11)	(8)	(19)	0	(7)
Pay	1-Day USD-SOFR Compounded-OIS	3.970	Annual	02/27/2029	3,300	(8)	(1)	(9)	0	(5)
Pay	1-Day USD-SOFR Compounded-OIS	3.470	Annual	02/22/2030	3,300	(12)	(75)	(87)	0	(5)
Pay	1-Day USD-SOFR Compounded-OIS	3.340	Annual	02/23/2030	3,200	(11)	(96)	(107)	0	(5)
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	06/22/2030	6,200	(23)	(214)	(237)	0	(9)
Receive(1)	1-Day USD-SOFR Compounded-OIS	3.800	Annual	02/28/2031	74,000	435	(240)	195	84	0
Receive	1-Day USD-SOFR Compounded-OIS	0.750	Semi-Annual	03/30/2031	9,590	76	2,012	2,088	13	0
Receive	1-Day USD-SOFR Compounded-OIS	1.441	Semi-Annual	07/21/2031	6,800	(23)	1,241	1,218	10	0
Receive	1-Day USD-SOFR Compounded-OIS	3.610	Annual	12/12/2032	2,500	(12)	71	59	3	0
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	07/12/2033	2,100	(7)	(35)	(42)	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	3.760	Annual	08/23/2033	4,100	(16)	(55)	(71)	0	(4)
Pay	1-Day USD-SOFR Compounded-OIS	3.800	Annual	08/30/2033	2,500	(9)	(25)	(34)	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	3.900	Annual	08/30/2033	1,700	(6)	(3)	(9)	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	3.950	Annual	09/13/2033	3,900	(14)	13	(1)	0	(3)
Pay	1-Day USD-SOFR Compounded-OIS	4.165	Annual	09/27/2033	3,100	(13)	70	57	0	(3)
Pay	1-Day USD-SOFR Compounded-OIS	4.155	Annual	10/02/2033	2,000	(8)	44	36	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	4.170	Annual	10/03/2033	4,000	(15)	92	77	0	(3)
Pay	1-Day USD-SOFR Compounded-OIS	4.030	Annual	10/04/2033	2,800	(10)	31	21	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	4.175	Annual	10/10/2033	1,600	(6)	38	32	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	4.200	Annual	10/18/2033	1,200	(4)	31	27	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	4.220	Annual	10/20/2033	1,400	(5)	39	34	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	4.230	Annual	10/23/2033	1,200	(4)	34	30	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	4.255	Annual	10/23/2033	1,200	(4)	37	33	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	4.450	Annual	10/31/2033	1,600	(6)	76	70	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	4.450	Annual	11/01/2033	3,200	(13)	153	140	0	(3)
Receive(1)	1-Day USD-SOFR Compounded-OIS	3.722	Annual	11/15/2033	50,900	0	331	331	32	0

102	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	1-Day USD-SOFR Compounded-OIS	4.250%	Annual	11/22/2033	4,000	$(18)	$(94)	$(112)	$3	$0
Receive	1-Day USD-SOFR Compounded-OIS	3.950	Annual	12/19/2033	7,000	(29)	(1)	(30)	6	0
Receive	1-Day USD-SOFR Compounded-OIS	3.842	Annual	12/26/2033	400	(2)	4	2	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.854	Annual	12/29/2033	1,200	(5)	9	4	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.810	Annual	01/02/2034	2,700	(12)	30	18	2	0
Receive	1-Day USD-SOFR Compounded-OIS	3.648	Annual	01/08/2034	2,600	(12)	64	52	2	0
Receive	1-Day USD-SOFR Compounded-OIS	3.670	Annual	01/08/2034	2,700	(13)	62	49	2	0
Receive	1-Day USD-SOFR Compounded-OIS	3.600	Annual	01/17/2034	500	(2)	14	12	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.735	Annual	01/23/2034	1,900	(8)	(15)	(23)	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	3.655	Annual	01/24/2034	1,000	(4)	(15)	(19)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.665	Annual	01/24/2034	2,000	(8)	(27)	(35)	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	3.685	Annual	01/24/2034	1,700	(7)	(20)	(27)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.783	Annual	02/07/2034	2,400	(12)	(6)	(18)	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	3.860	Annual	02/21/2034	4,300	(19)	18	(1)	0	(3)
Pay	1-Day USD-SOFR Compounded-OIS	3.700	Annual	03/05/2034	4,300	(16)	(40)	(56)	0	(3)
Receive(1)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2034	9,400	48	(13)	35	5	0
Pay	1-Day USD-SOFR Compounded-OIS	3.080	Annual	02/23/2053	1,300	(12)	(120)	(132)	3	0
Pay	1-Day USD-SOFR Compounded-OIS	3.370	Annual	07/12/2053	1,700	(11)	(94)	(105)	4	0
Pay	1-Day USD-SOFR Compounded-OIS	3.830	Annual	10/12/2053	1,900	(11)	64	53	4	0
Pay	1-Day USD-SOFR Compounded-OIS	3.870	Annual	10/17/2053	1,600	(8)	65	57	4	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	10/23/2053	5,700	(99)	2,085	1,986	0	(10)
Receive	1-Day USD-SOFR Compounded-OIS	2.330	Semi-Annual	10/25/2053	7,900	480	1,722	2,202	0	(13)
Pay	1-Day USD-SOFR Compounded-OIS	3.555	Annual	03/05/2054	1,200	(10)	(6)	(16)	3	0

Total Swap Agreements						$85	$4,479	$4,564	$442	$(249)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value		Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options		Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$45	$442	$487		$(13)	$(236)	$(249)	$(498)

(h)

Securities with an aggregate market value of $10,063 and cash of $7,296 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(i) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.705%	04/22/2024	4,000	$ (13)	$(13)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.105	04/22/2024	4,000	(13)	(5)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.690	04/26/2024	7,600	(22)	(28)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.090	04/26/2024	7,600	(21)	(13)

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.680	04/15/2024	4,000	(14)	(7)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.080	04/15/2024	4,000	(14)	(4)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.685	04/18/2024	4,000	(16)	(10)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	04/18/2024	1,400	(5)	(5)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.085	04/18/2024	4,000	(16)	(5)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.150	04/18/2024	1,400	(5)	(1)

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	04/02/2024	3,400	(8)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.250	04/02/2024	3,400	(8)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.627	04/01/2024	3,800	(14)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.688	04/01/2024	600	(2)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.024	04/01/2024	3,800	(14)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.088	04/01/2024	600	(2)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	04/11/2024	1,100	(4)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.900	04/11/2024	1,100	(4)	(4)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.678	04/25/2024	1,100	(3)	(3)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.078	04/25/2024	1,100	(3)	(2)

Total Written Options							$ (201)	$(100)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	103

Schedule of Investments	PIMCO Long-Term U.S. Government Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
FAR	$0	$0	$0	$0	$0	$(59)	$0	$(59)	$(59)	$0	$(59)
GLM	0	0	0	0	0	(32)	0	(32)	(32)	0	(32)
MYC	0	0	0	0	0	(9)	0	(9)	(9)	90	81

Total Over the Counter	$0	$0	$0	$0	$0	$(100)	$0	$(100)

(j)

Securities with an aggregate market value of $90 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2024.

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$45	$45
Swap Agreements	0	0	0	0	442	442

	$0	$0	$0	$0	$487	$487

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$13	$13
Futures	0	0	0	0	236	236
Swap Agreements	0	0	0	0	249	249

	$0	$0	$0	$0	$498	$498

Over the counter
Written Options	$0	$0	$0	$0	$100	$100

	$0	$0	$0	$0	$598	$598

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2024:

		Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$163	$163
Futures	0	0	0	0	11,790	11,790
Swap Agreements	0	0	0	0	3,475	3,475

	$0	$0	$0	$0	$15,428	$15,428

Over the counter
Written Options	$0	$0	$0	$0	$1,403	$1,403

	$0	$0	$0	$0	$16,831	$16,831

104	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

		Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(1)	$(1)
Futures	0	0	0	0	5,112	5,112
Swap Agreements	0	0	0	0	(1,138)	(1,138)

	$0	$0	$0	$0	$3,973	$3,973

Over the counter
Purchased Options	$0	$0	$0	$0	$(834)	$(834)
Written Options	0	0	0	0	1,438	1,438

	$0	$0	$0	$0	$604	$604

	$0	$0	$0	$0	$4,577	$4,577

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$0	$3,076	$0	$3,076
U.S. Government Agencies	0	178,613	0	178,613
U.S. Treasury Obligations	0	1,466,027	0	1,466,027
Non-Agency Mortgage-Backed Securities	0	31,853	43	31,896
Asset-Backed Securities	0	9,176	2	9,178
Short-Term Instruments
Repurchase Agreements	0	2,265	0	2,265

	$0	$1,691,010	$45	$1,691,055

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$24,358	$0	$0	$24,358

Total Investments	$24,358	$1,691,010	$45	$1,715,413

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(83)	$0	$(83)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$487	$0	$487

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(498)	0	(498)
Over the counter	0	(100)	0	(100)

	$0	$(598)	$0	$(598)

Total Financial Derivative Instruments	$0	$(111)	$0	$(111)

Totals	$24,358	$1,690,816	$45	$1,715,219

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	105

Schedule of Investments	PIMCO Low Duration Opportunities Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 137.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.5%

IRB Holding Corp.
8.177% (TSFR1M + 2.750%) due 12/15/2027 ~		$195	$195

MPH Acquisition Holdings LLC
9.855% due 09/01/2028		196	189

Total Loan Participations and Assignments (Cost $389)			384

CORPORATE BONDS & NOTES 27.0%

BANKING & FINANCE 17.2%

AerCap Ireland Capital DAC
2.450% due 10/29/2026		200	186

American Assets Trust LP
3.375% due 02/01/2031		200	163

American Tower Corp.
2.300% due 09/15/2031		200	163

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		6	5

Barclays PLC
3.375% due 04/02/2025 •	EUR	100	108
4.972% due 05/16/2029 •		$700	686

BNP Paribas SA
1.904% due 09/30/2028 •		300	267
2.871% due 04/19/2032 •		200	170
7.000% due 08/16/2028 •(c)(d)		300	298

BPCE SA
6.612% due 10/19/2027 •		550	562

Brixmor Operating Partnership LP
2.250% due 04/01/2028		200	178

Brookfield Finance, Inc.
4.000% due 04/01/2024		13	13

Corebridge Financial, Inc.
3.900% due 04/05/2032		200	180

Credit Suisse AG
3.700% due 02/21/2025		250	246

Credit Suisse AG AT1 Claim		500	57

Crown Castle, Inc.
3.100% due 11/15/2029		200	179

Deutsche Bank AG
0.898% due 05/28/2024 (e)		200	199
1.625% due 01/20/2027	EUR	200	203
1.750% due 11/19/2030 •		200	190
3.729% due 01/14/2032 •		$200	169

Equinix, Inc.
3.900% due 04/15/2032		200	181

Ford Motor Credit Co. LLC
1.744% due 07/19/2024	EUR	100	107
2.748% due 06/14/2024	GBP	100	125
3.375% due 11/13/2025		$300	289
4.535% due 03/06/2025	GBP	100	125
4.642% due 12/01/2024 •	EUR	100	108

Goldman Sachs Group, Inc.
3.615% due 03/15/2028 •		$300	287
5.798% due 08/10/2026 •		400	401

HSBC Holdings PLC
2.871% due 11/22/2032 •		300	251
4.292% due 09/12/2026 •		300	295
4.583% due 06/19/2029 •		100	97
5.210% due 08/11/2028 •		200	199

ING Groep NV
2.727% due 04/01/2032 •		400	340
4.017% due 03/28/2028 •		200	193

Intesa Sanpaolo SpA
7.750% due 01/11/2027 •(c)(d)	EUR	200	224

JPMorgan Chase & Co.
2.947% due 02/24/2028 •		$200	188
2.963% due 01/25/2033 •		200	171
6.070% due 10/22/2027 •		200	204

Kennedy-Wilson, Inc.
4.750% due 02/01/2030		200	160

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lazard Group LLC
4.500% due 09/19/2028		$800	$771

LeasePlan Corp. NV
2.875% due 10/24/2024		200	197

Lloyds Banking Group PLC
3.750% due 03/18/2028 •		200	192
4.716% due 08/11/2026 •		200	198
5.462% due 01/05/2028 •		300	300

Mizuho Financial Group, Inc.
3.261% due 05/22/2030 •		200	183

National Health Investors, Inc.
3.000% due 02/01/2031		200	164

Nationwide Building Society
4.302% due 03/08/2029 •		300	287

NatWest Group PLC
4.800% due 04/05/2026		500	494

Nissan Motor Acceptance Co. LLC
2.000% due 03/09/2026		200	185

Santander U.K. Group Holdings PLC
3.823% due 11/03/2028 •		950	894

Standard Chartered PLC
2.819% due 01/30/2026 •		300	292

Sumitomo Mitsui Financial Group, Inc.
2.222% due 09/17/2031		200	164

UBS Group AG
4.550% due 04/17/2026		500	492
6.537% due 08/12/2033 •		250	264

Wells Fargo & Co.
3.000% due 04/22/2026		300	287
3.526% due 03/24/2028 •		400	381

			13,912

INDUSTRIALS 8.3%

AbbVie, Inc.
4.800% due 03/15/2029		200	200

Air Canada
4.625% due 08/15/2029	CAD	200	141

American Airlines Pass-Through Trust
3.250% due 04/15/2030		$67	61
3.375% due 11/01/2028		173	163

American Airlines, Inc.
5.500% due 04/20/2026		150	149
5.750% due 04/20/2029		100	98

Amgen, Inc.
2.450% due 02/21/2030		200	175

Bio-Rad Laboratories, Inc.
3.300% due 03/15/2027		200	190

Broadcom, Inc.
3.137% due 11/15/2035		3	2
4.926% due 05/15/2037		3	3

Centene Corp.
3.000% due 10/15/2030		200	172

Charter Communications Operating LLC
3.500% due 06/01/2041		200	134

Cloud Software Group, Inc.
6.500% due 03/31/2029		200	190

Constellation Brands, Inc.
4.750% due 05/09/2032		300	293

Coty, Inc.
3.875% due 04/15/2026	EUR	100	107
4.750% due 01/15/2029		$200	190
5.000% due 04/15/2026		150	148

Expedia Group, Inc.
6.250% due 05/01/2025		44	44

FactSet Research Systems, Inc.
3.450% due 03/01/2032		200	177

Frontier Communications Holdings LLC
8.750% due 05/15/2030		200	205

Grifols SA
3.875% due 10/15/2028	EUR	200	171

Haleon U.S. Capital LLC
3.375% due 03/24/2027		$250	239

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hilton Domestic Operating Co., Inc.
3.625% due 02/15/2032		$100	$86
3.750% due 05/01/2029		200	184

Humana, Inc.
4.875% due 04/01/2030		200	198

INEOS Quattro Finance 2 PLC
2.500% due 01/15/2026	EUR	100	105

Marriott International, Inc.
2.850% due 04/15/2031		$200	173

Melco Resorts Finance Ltd.
5.375% due 12/04/2029		200	183

Mitchells & Butlers Finance PLC
6.013% due 12/15/2030	GBP	129	157

MPH Acquisition Holdings LLC
5.500% due 09/01/2028		$100	85

Nissan Motor Co. Ltd.
3.522% due 09/17/2025		200	193
4.810% due 09/17/2030		200	187

Petroleos Mexicanos
6.700% due 02/16/2032		199	166

Prosus NV
2.085% due 01/19/2030	EUR	200	188

Sands China Ltd.
2.850% due 03/08/2029		$200	174

Studio City Finance Ltd.
5.000% due 01/15/2029		100	88

T-Mobile USA, Inc.
3.875% due 04/15/2030		200	187

TEGNA, Inc.
4.625% due 03/15/2028		200	184

United Airlines Pass-Through Trust
5.875% due 04/15/2029		120	120

United Airlines, Inc.
4.375% due 04/15/2026		100	97
4.625% due 04/15/2029		300	279

Wynn Macau Ltd.
5.500% due 01/15/2026		400	390

			6,676

UTILITIES 1.5%

Boston Gas Co.
3.757% due 03/16/2032		100	88

Dominion Energy, Inc.
3.375% due 04/01/2030		200	182

Georgia Power Co.
4.700% due 05/15/2032		300	293

Pacific Gas & Electric Co.
3.250% due 06/01/2031		200	174
4.400% due 03/01/2032		200	185

Southern California Gas Co.
2.950% due 04/15/2027		200	189

Verizon Communications, Inc.
3.875% due 03/01/2052		100	78

			1,189

Total Corporate Bonds & Notes (Cost $23,233)			21,777

MUNICIPAL BONDS & NOTES 0.2%

CALIFORNIA 0.2%

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
2.587% due 06/01/2029		200	177

Total Municipal Bonds & Notes (Cost $200)			177

U.S. GOVERNMENT AGENCIES 44.2%

Fannie Mae
5.556% due 03/25/2034 •		2	2
6.335% due 04/25/2032 •		3	3

Uniform Mortgage-Backed Security
4.000% due 04/01/2048		416	394

106	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Uniform Mortgage-Backed Security, TBA
2.500% due 05/01/2054		$100	$83
3.000% due 04/01/2054		2,100	1,807
3.500% due 05/01/2054		6,000	5,374
4.000% due 05/01/2054		1,200	1,112
4.500% due 04/01/2054		1,900	1,809
5.000% due 04/01/2054 - 05/01/2054		21,800	21,275
5.500% due 05/01/2054		1,700	1,692
6.000% due 05/01/2054		2,100	2,119

Total U.S. Government Agencies (Cost $35,653)			35,670

U.S. TREASURY OBLIGATIONS 6.1%

U.S. Treasury Inflation Protected Securities (b)
0.625% due 07/15/2032		1,910	1,733
1.125% due 01/15/2033		1,760	1,652
1.375% due 07/15/2033 (i)		1,625	1,560

Total U.S. Treasury Obligations (Cost $4,998)			4,945

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.3%

American Home Mortgage Investment Trust
6.500% due 03/25/2047 þ		98	68

Banc of America Funding Trust
6.101% due 06/20/2032 «~		13	12

Bear Stearns Adjustable Rate Mortgage Trust
5.541% due 02/25/2034 ~		16	14

Bear Stearns ALT-A Trust
4.411% due 05/25/2036 ~		495	239

Countrywide Alternative Loan Trust
6.000% due 01/25/2036		284	197

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
4.737% due 07/25/2033 «~		1	1

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.421% due 10/25/2037 ~		204	122

EMF-NL Prime BV
4.728% due 04/17/2041 •	EUR	16	17

GSR Mortgage Loan Trust
4.092% due 06/25/2034 «~		$9	8
5.750% due 01/25/2037		9	6

HarborView Mortgage Loan Trust
4.077% due 06/19/2036 ~		105	45

MASTR Adjustable Rate Mortgages Trust
5.151% due 05/25/2034 «~		26	23

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
6.300% due 08/15/2032 •		37	34

Residential Accredit Loans, Inc. Trust
6.173% due 09/25/2037 ~		349	237

Residential Asset Securitization Trust
6.000% due 07/25/2037		194	74

Structured Asset Mortgage Investments Trust
5.941% due 07/19/2035 •		14	13

Towd Point Mortgage Funding
6.367% due 10/20/2051 •	GBP	392	495

WaMu Mortgage Pass-Through Certificates Trust
4.003% due 03/25/2037 ~		$305	250
6.489% due 08/25/2042 •		8	7

Total Non-Agency Mortgage-Backed Securities (Cost $2,416)			1,862

ASSET-BACKED SECURITIES 22.2%

American Money Management Corp. CLO Ltd.
6.513% due 11/10/2030 •		245	246

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
5.914% due 11/25/2035 •		162	158
6.464% due 09/25/2034 •		124	121

Apidos CLO
6.508% due 07/17/2030 •		343	344

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

AREIT LLC
7.569% due 06/17/2039 •		$500	$502

Ares CLO Ltd.
6.446% due 01/15/2029 •		129	129

Aurium CLO DAC
4.672% due 01/16/2031 •	EUR	299	322

Bear Stearns Asset-Backed Securities Trust
5.674% due 02/25/2037 •		$600	565
6.074% due 02/25/2036 •		253	252

Blackrock European CLO DAC
4.562% due 10/15/2031 •	EUR	491	526

Cairn CLO DAC
4.487% due 04/30/2031 •		406	437

CIT Mortgage Loan Trust
6.944% due 10/25/2037 •		$377	375

Countrywide Asset-Backed Certificates Trust
5.644% due 06/25/2047 •		357	305
6.184% due 08/25/2047 •		103	99

Crestline Denali CLO Ltd.
6.609% due 04/20/2030 •		403	403

CSAB Mortgage-Backed Trust
5.584% due 11/25/2036 •		869	129

Elevation CLO Ltd.
6.536% due 10/25/2030 •		182	182

Fremont Home Loan Trust
5.584% due 01/25/2037 •		491	250

FS Rialto Issuer LLC
7.219% due 01/19/2039 •		500	499

Halseypoint CLO Ltd.
6.679% due 07/20/2031 •		753	755

Harvest CLO DAC
4.792% due 01/15/2032 •	EUR	500	536

HSI Asset Securitization Corp. Trust
6.224% due 01/25/2036 •		$400	328

IXIS Real Estate Capital Trust
5.904% due 01/25/2037 •		109	39

Jubilee CLO DAC
4.552% due 04/15/2030 •	EUR	287	309
4.592% due 04/15/2031 •		500	537

KKR CLO Ltd.
6.711% due 10/15/2030 •		$263	263

LCM LP
6.441% due 07/19/2027 •		4	4

Magnetite Ltd.
6.449% due 11/15/2028 •		195	195

Marble Point CLO Ltd.
6.616% due 10/15/2030 •		267	268

Morgan Stanley ABS Capital, Inc. Trust
5.744% due 09/25/2036 •		643	227
5.984% due 12/25/2034 •		231	208

Mountain View CLO LLC
6.616% due 01/16/2031 •		415	415

OSD CLO Ltd.
6.448% due 04/17/2031 •		574	575

PFP Ltd.
6.439% due 08/09/2037 •		140	140

Rad CLO Ltd.
6.700% due 07/24/2032 •		700	701

Residential Asset Securities Corp. Trust
5.964% due 07/25/2036 •		1,110	997
6.044% due 02/25/2036 •		407	402

Saxon Asset Securities Trust
5.754% due 09/25/2037 •		217	205

SG Mortgage Securities Trust
5.654% due 10/25/2036 •		700	496

Sierra Madre Funding Ltd.
5.835% due 09/07/2039 •		684	455

Sound Point CLO Ltd.
6.566% due 07/25/2030 •		226	226

Soundview Home Loan Trust
5.644% due 06/25/2037 •		490	334

Stratus CLO Ltd.
6.479% due 12/28/2029 •		191	191

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

TCI-Symphony CLO Ltd.
6.596% due 10/13/2032 •		$490	$491

TCW CLO Ltd.
6.556% due 04/25/2031 •		226	226

TPG Real Estate Finance Issuer Ltd.
6.969% due 02/15/2039 •		500	496

Venture CLO Ltd.
6.599% due 04/20/2029 •		29	29
6.629% due 07/20/2030 •		593	594
6.739% due 07/30/2032 •		300	300

VMC Finance LLC
6.541% due 06/16/2036 •		40	39

WaMu Asset-Backed Certificates WaMu Trust
5.669% due 05/25/2037 •		289	268

Wellfleet CLO Ltd.
6.749% due 07/20/2032 •		814	815

Total Asset-Backed Securities (Cost $18,361)			17,908

SOVEREIGN ISSUES 4.0%

Argentina Treasury Bond BONCER
0.000% due 06/30/2025 (a)	ARS	235	0

Brazil Letras do Tesouro Nacional
0.000% due 07/01/2024 (a)	BRL	7,100	1,382

Israel Government International Bond
5.375% due 03/12/2029		$200	201

Mexico Government International Bond
5.400% due 02/09/2028		200	202

Peru Government International Bond
5.940% due 02/12/2029	PEN	300	80

Poland Government International Bond
4.625% due 03/18/2029		$200	200

Provincia de Buenos Aires
106.588% due 04/12/2025	ARS	18	0

Romania Government International Bond
1.750% due 07/13/2030	EUR	200	177

South Africa Government International Bond
4.850% due 09/30/2029		$400	359

Turkey Government International Bond
6.350% due 08/10/2024		600	603

Total Sovereign Issues (Cost $3,345)			3,204

		SHARES
PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

AGFC Capital Trust
7.326% (US0003M + 1.750%) due 01/15/2067 ~		100,000	58

Nationwide Building Society
10.250% due 12/31/2049 ~(c)		250	43

Total Preferred Securities (Cost $107)			101

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 30.8%

COMMERCIAL PAPER 3.1%

Alimentation Couche-Tard, Inc.
5.540% due 04/12/2024		$250	249
5.560% due 04/16/2024		250	249

American Electric Power Co., Inc.
5.580% due 05/01/2024		250	249

AT&T, Inc.
5.520% due 04/18/2024		250	249

Campbell Soup Co.
5.700% due 05/06/2024		250	248

Crown Castle, Inc.
5.810% due 04/09/2024		250	250

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	107

Schedule of Investments	PIMCO Low Duration Opportunities Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dominion Energy, Inc.
5.600% due 04/23/2024		$250	$249

Entergy Corp.
5.570% due 06/03/2024		250	247
5.600% due 05/06/2024		250	249

Penske Truck Leasing Co. LP
5.550% due 04/26/2024		250	249

			2,488

REPURCHASE AGREEMENTS (f) 27.7%
			22,359

SHORT-TERM NOTES 0.0%

Argentina Treasury Bond BONCER
3.750% due 05/20/2024	ARS	1,054	1

Total Short-Term Instruments (Cost $24,850)			24,848

Total Investments in Securities (Cost $113,552)			110,876

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 3.9%

SHORT-TERM INSTRUMENTS 3.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.9%

PIMCO Short-Term Floating NAV Portfolio III	317,826	$3,091

Total Short-Term Instruments (Cost $3,092)		3,091

Total Investments in Affiliates (Cost $3,092)		3,091

Total Investments 141.3% (Cost $116,644)		$113,967

Financial Derivative Instruments (g)(h) (0.4)% (Cost or Premiums, net $(785))		(329)

Other Assets and Liabilities, net (40.9)%		(32,965)

Net Assets 100.0%		$80,673

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Zero coupon security.
(b)	Principal amount of security is adjusted for inflation.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(d)	Contingent convertible security.
(e)	Restricted securities.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	03/28/2024	04/01/2024	$459	U.S. Treasury Notes 5.000% due 09/30/2025	$(468)	$459	$459
JPS	5.420	03/28/2024	04/01/2024	21,900	U.S. Treasury Notes 4.500% due 11/15/2033	(22,380)	21,900	21,913

Total Repurchase Agreements						$(22,848)	$22,359	$22,372

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (4.3)%
Uniform Mortgage-Backed Security, TBA	2.000%	05/01/2054	$4,400	$(3,499)	$(3,487)

Total Short Sales (4.3)%				$(3,499)	$(3,487)

108	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$459	$0	$0	$459	$(468)	$(9)
JPS	21,913	0	0	21,913	(22,380)	(467)

Total Borrowings and Other Financing Transactions	$22,372	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(5) at a weighted average interest rate of 5.380%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(g) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May Futures	$108.500	04/26/2024	1	$1	$0	$0
Put - CBOT U.S. Treasury 10-Year Note May Futures	109.000	04/26/2024	3	3	(1)	(1)
Call - CBOT U.S. Treasury 10-Year Note May Futures	111.500	04/26/2024	1	1	0	0
Call - CBOT U.S. Treasury 10-Year Note May Futures	113.000	04/26/2024	3	3	(2)	0

Total Written Options					$(3)	$(1)

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bobl June Futures	06/2024	3	$(383)	$(1)	$0	$(1)
Euro-Bund June Futures	06/2024	22	(3,166)	(46)	0	(15)
Euro-Schatz June Futures	06/2024	7	(798)	0	0	(1)
U.S. Treasury 2-Year Note June Futures	06/2024	18	(3,681)	3	4	0
U.S. Treasury 5-Year Note June Futures	06/2024	21	(2,247)	(3)	2	0
U.S. Treasury 10-Year Note June Futures	06/2024	101	(11,190)	(56)	8	0
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2024	48	(5,501)	(25)	0	(1)
U.S. Treasury Long-Term Bond June Futures	06/2024	12	(1,445)	(33)	0	(3)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2024	11	(1,419)	(42)	0	(5)

Total Futures Contracts				$(203)	$14	$(26)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
AES Corp.	5.000%	Quarterly	12/20/2025	0.485%	$	300	$59	$(36)	$23	$0	$0
AT&T, Inc.	1.000	Quarterly	06/20/2024	0.293		100	0	0	0	0	0
AT&T, Inc.	1.000	Quarterly	06/20/2028	0.595		100	(1)	3	2	0	0
Boeing Co.	1.000	Quarterly	12/20/2026	0.732		300	(1)	3	2	0	0
British Telecommunications PLC	1.000	Quarterly	12/20/2024	0.134	EUR	300	1	1	2	0	0

							$58	$(29)	$29	$0	$0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	109

Schedule of Investments	PIMCO Low Duration Opportunities Fund	(Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.HY-41 5-Year Index	(5.000)%	Quarterly	12/20/2028	$1,188	$(70)	$(19)	$(89)	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.EM-40 5-Year Index	1.000%	Quarterly	12/20/2028	$	400	$(15)	$5	$(10)	$0	$0
iTraxx Crossover 41 5-Year Index	5.000	Quarterly	06/20/2029	EUR	500	49	0	49	1	0

						$34	$5	$39	$1	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	1-Day GBP-SONIO Compounded-OIS	4.000%	Annual	09/18/2029	GBP	300	$(7)	$1	$(6)	$0	$(1)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.550	Annual	09/14/2028	JPY	550,000	(9)	(15)	(24)	0	(3)
Pay	1-Day USD-SOFR Compounded-OIS	2.920	Annual	10/17/2024	$	600	(4)	(11)	(15)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.018	Annual	10/24/2024		200	(1)	(4)	(5)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.140	Annual	10/25/2024		200	(1)	(3)	(4)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.190	Annual	10/25/2024		200	(1)	(3)	(4)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.225	Annual	10/25/2024		200	(1)	(3)	(4)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	2.973	Annual	10/27/2024		200	(1)	(4)	(5)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	2.841	Annual	10/31/2024		200	(1)	(4)	(5)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.650	Annual	12/05/2024		700	(2)	(9)	(11)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	0.622	Semi-Annual	03/20/2025		3,300	1	(153)	(152)	0	(3)
Pay	1-Day USD-SOFR Compounded-OIS	0.640	Semi-Annual	02/18/2026		4,100	(2)	(332)	(334)	0	(7)
Pay	1-Day USD-SOFR Compounded-OIS	0.500	Semi-Annual	06/16/2026		2,000	(32)	(147)	(179)	0	(4)
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	10/27/2028		1,500	(17)	(128)	(145)	0	(3)
Pay	1-Day USD-SOFR Compounded-OIS	3.470	Annual	02/22/2030		400	(1)	(10)	(11)	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	3.545	Annual	10/31/2030		100	0	2	2	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.582	Annual	10/31/2030		1,200	0	24	24	2	0
Receive	1-Day USD-SOFR Compounded-OIS	3.589	Annual	10/31/2030		2,500	0	49	49	4	0
Receive	1-Day USD-SOFR Compounded-OIS	3.595	Annual	10/31/2030		800	0	15	15	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.601	Annual	10/31/2030		700	0	13	13	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.623	Annual	10/31/2030		200	0	4	4	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.664	Annual	10/31/2030		100	0	2	2	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.677	Annual	10/31/2030		100	0	1	1	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.689	Annual	10/31/2030		500	0	7	7	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.691	Annual	10/31/2030		200	0	3	3	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.722	Annual	10/31/2030		500	0	6	6	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.735	Annual	10/31/2030		300	0	3	3	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.739	Annual	10/31/2030		200	0	2	2	0	0
Receive	1-Day USD-SOFR Compounded-OIS	0.750	Semi-Annual	03/30/2031		2,430	18	511	529	3	0
Pay	1-Day USD-SOFR Compounded-OIS	1.857	Annual	07/15/2032		1,960	(22)	(304)	(326)	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	3.730	Annual	08/03/2033		200	(1)	(3)	(4)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	4.200	Annual	10/18/2033		200	(1)	5	4	0	0
Pay	1-Day USD-SOFR Compounded-OIS	4.230	Annual	10/23/2033		100	0	3	3	0	0
Pay	1-Day USD-SOFR Compounded-OIS	4.255	Annual	10/23/2033		100	0	3	3	0	0
Pay	1-Day USD-SOFR Compounded-OIS	4.450	Annual	10/31/2033		100	0	4	4	0	0
Receive	1-Day USD-SOFR Compounded-OIS	4.250	Annual	11/22/2033		100	(1)	(2)	(3)	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.950	Annual	12/19/2033		200	(1)	0	(1)	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.842	Annual	12/26/2033		100	0	0	0	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	01/02/2034		100	(1)	2	1	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.810	Annual	01/02/2034		100	(1)	2	1	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.648	Annual	01/08/2034		100	(1)	3	2	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.670	Annual	01/08/2034		200	(1)	5	4	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.594	Annual	01/09/2034		100	0	2	2	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.655	Annual	01/24/2034		100	0	(2)	(2)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.665	Annual	01/24/2034		100	0	(2)	(2)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.685	Annual	01/24/2034		100	0	(2)	(2)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.725	Annual	02/07/2034		100	(1)	0	(1)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.783	Annual	02/07/2034		100	(1)	0	(1)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.650	Annual	03/05/2034		100	0	(2)	(2)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.700	Annual	03/05/2034		300	(1)	(3)	(4)	0	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	12/21/2052		2,900	605	380	985	0	(5)

110	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	3.080%	Annual	02/23/2053	$	100	$(1)	$(9)	$(10)	$0	$0
Receive	1-Day USD-SOFR Compounded-OIS	1.999	Annual	07/03/2053		700	37	184	221	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	1.842	Annual	09/19/2053		500	165	4	169	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	1.874	Annual	09/19/2053		300	97	2	99	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	2.060	Semi-Annual	10/27/2053		300	17	82	99	0	(1)
Pay	3-Month EUR-EURIBOR	2.250	Annual	04/28/2024	EUR	400	(1)	6	5	0	0
Pay	3-Month EUR-EURIBOR	2.250	Annual	05/03/2024		400	(1)	6	5	0	0
Pay	3-Month PLN-WIBOR	5.160	Annual	03/21/2027	PLN	3,000	0	1	1	1	0
Pay	3-Month PLN-WIBOR	5.158	Annual	03/22/2027		3,000	0	0	0	1	0
Pay	3-Month PLN-WIBOR	4.810	Annual	02/16/2029		5,700	0	(9)	(9)	2	0
Pay	3-Month PLN-WIBOR	4.641	Annual	02/19/2029		4,200	0	(14)	(14)	1	0
Pay	3-Month PLN-WIBOR	4.970	Annual	03/21/2029		2,200	0	1	1	1	0
Pay(6)	6-Month AUD-BBR-BBSW	4.750	Semi-Annual	12/20/2033	AUD	7,000	(11)	63	52	17	0
Pay	6-Month EUR-EURIBOR	2.750	Annual	03/05/2034	EUR	200	(1)	4	3	1	0
Pay(6)	6-Month EUR-EURIBOR	2.750	Annual	09/18/2034		2,400	40	15	55	14	0
Receive	6-Month PLN-WIBOR	6.985	Annual	10/11/2027	PLN	8,300	0	(141)	(141)	0	(3)
Receive	6-Month PLN-WIBOR	7.015	Annual	10/11/2027		5,500	0	(95)	(95)	0	(2)
Receive	6-Month PLN-WIBOR	7.156	Annual	10/13/2027		4,300	0	(80)	(80)	0	(1)
Pay	CAONREPO Index	4.000	Semi-Annual	06/21/2025	CAD	9,400	(31)	(33)	(64)	0	(5)

							$821	$(107)	$714	$52	$(44)

Total Swap Agreements							$843	$(150)	$693	$53	$(44)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value		Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options		Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$14	$53	$67		$(1)	$(26)	$(44)	$(71)

Cash of $1,538 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(h) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2024	AUD	204		$133	$1	$0
	05/2024		$134	AUD	204	0	(1)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	111

Schedule of Investments	PIMCO Low Duration Opportunities Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability

BOA	04/2024	AUD	286		$187	$1	$0
	04/2024		$137	GBP	108	0	(1)
	04/2024		41	JPY	6,200	0	0
	05/2024	JPY	6,172		$41	0	0
	05/2024		$187	AUD	286	0	(1)
	07/2024		32	PLN	130	0	0

BPS	04/2024	GBP	836		$1,061	6	0
	04/2024		$20	CNY	142	0	0
	04/2024		458	EUR	423	0	(2)
	04/2024		922	GBP	728	0	(3)
	05/2024	GBP	728		$922	3	0
	06/2024		$8	INR	663	0	0
	07/2024	PLN	6,141		$1,515	0	(20)

BRC	04/2024		11	CNH	83	0	0
	04/2024		278	TRY	9,021	0	(5)
	05/2024	EUR	5,254		$5,689	15	0
	05/2024		$207	TRY	6,978	0	(1)
	06/2024	MXN	5		$0	0	0
	06/2024		$61	TRY	2,209	1	0

CBK	04/2024	BRL	8,581		$1,745	34	0
	04/2024	EUR	219		239	3	0
	04/2024		$81	AUD	122	0	(1)
	04/2024		1,718	BRL	8,581	0	(7)
	04/2024		29	CNH	211	0	0
	05/2024		815	BRL	4,081	0	(4)
	06/2024	PEN	542		$146	0	0
	06/2024		$100	COP	397,641	2	0
	07/2024		666	PLN	2,616	0	(12)

DUB	04/2024	BRL	1,735		$347	1	0
	04/2024	EUR	5,458		5,932	44	0
	04/2024	JPY	217,300		1,439	4	0
	04/2024		$345	BRL	1,735	1	0
	05/2024	BRL	1,740		$345	0	(1)
	05/2024		$199	BRL	988	0	(3)
	03/2025		12	TRY	586	0	0

GLM	04/2024		64		2,086	0	0
	05/2024		49		1,711	1	0
	06/2024		40		1,434	0	0
	07/2024	BRL	4,900		$989	21	0

JPM	04/2024		6,841		1,369	5	0
	04/2024		$1,403	BRL	6,841	0	(39)
	05/2024		106	TRY	3,611	0	0
	06/2024		4	INR	310	0	0
	06/2024		421	MXN	7,148	4	0
	07/2024	BRL	2,200		$443	8	0
	07/2024		$16	PLN	65	0	0
	03/2025		11	TRY	518	0	0

MBC	04/2024	AUD	46		$30	0	0
	04/2024		$427	AUD	658	2	0
	04/2024		101	CAD	137	0	0
	04/2024		20	CNH	142	0	0
	04/2024		606	JPY	90,800	0	(6)
	05/2024	CAD	136		$101	0	0
	06/2024		$3	INR	218	0	0

MYI	04/2024	CAD	137		$101	0	0
	04/2024		$8	CNH	59	0	0
	04/2024		86	CNY	610	0	0
	05/2024	CNY	611		$86	0	0
	06/2024		$9	INR	760	0	0

SCX	04/2024	CNY	763		$108	0	0
	04/2024		$20	CNH	143	0	0
	04/2024		807	JPY	120,276	0	(13)
	06/2024		30	INR	2,471	0	0

SSB	04/2024		115	CLP	111,509	0	(1)

TOR	05/2024		159	AUD	244	0	0

Total Forward Foreign Currency Contracts						$157	$(121)

112	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.500%	04/08/2024	100	$0	$0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.850	04/08/2024	100	0	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.550	04/15/2024	100	0	(1)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.810	04/15/2024	100	0	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.560	04/18/2024	100	0	(1)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.850	04/18/2024	100	0	0

CKL	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.480	04/29/2024	100	0	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.780	04/29/2024	100	0	0

FAR	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.705	04/22/2024	200	(1)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.105	04/22/2024	200	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.690	04/26/2024	300	(1)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.090	04/26/2024	300	(1)	(1)

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	04/08/2024	100	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.900	04/08/2024	100	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.680	04/15/2024	200	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.080	04/15/2024	200	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.685	04/18/2024	200	(1)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	04/18/2024	100	0	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.085	04/18/2024	200	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.150	04/18/2024	100	0	0

JPM	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.560	04/22/2024	100	0	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.860	04/22/2024	100	0	0

MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.624	04/01/2024	100	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.627	04/01/2024	100	0	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.688	04/01/2024	100	0	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.024	04/01/2024	100	0	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.027	04/01/2024	100	0	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.088	04/01/2024	100	0	0

							$(11)	$(6)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	$95.656	05/06/2024	400	$(2)	$(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	97.656	05/06/2024	400	(1)	(2)

MSC	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	96.906	04/04/2024	200	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	95.672	05/06/2024	400	(2)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	97.672	05/06/2024	400	(2)	(2)

					$(8)	$(6)

Total Written Options					$(19)	$(12)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
CBK	Brazil Government International Bond	1.000%	Quarterly	12/20/2024	0.274%	$300	$(5)	$6	$1	$0

GST	Brazil Government International Bond	1.000	Quarterly	12/20/2024	0.274	100	(2)	3	1	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	0.518	700	(31)	32	1	0

MYI	AT&T, Inc.	1.000	Quarterly	06/20/2024	0.293	200	1	(1)	0	0

							$(37)	$40	$3	$0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	113

Schedule of Investments	PIMCO Low Duration Opportunities Fund	(Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Counterparty	Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
BRC	ABX.HE.AAA.7-1 Index «	(0.090)%	Monthly	08/25/2037	$50	$31	$(26)	$5	$0

GST	ABX.HE.AAA.7-1 Index «	(0.090)	Monthly	08/25/2037	150	92	(77)	15	0

MYC	ABX.HE.AAA.7-1 Index «	(0.090)	Monthly	08/25/2037	250	154	(129)	25	0

						$277	$(232)	$45	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
JPM	ABX.HE.AAA.6-2 Index «	0.110%	Monthly	05/25/2046	$6,829	$(1,800)	$1,403	$0	$(397)

MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	600	(21)	21	0	0

SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	400	(11)	11	0	0

UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	400	(14)	14	0	0

						$(1,846)	$1,449	$0	$(397)

Total Swap Agreements						$(1,606)	$1,257	$48	$(397)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
AZD	$1	$0	$0	$1	$(1)	$0	$0	$(1)	$0	$0	$0
BOA	1	0	0	1	(2)	0	0	(2)	(1)	0	(1)
BPS	9	0	0	9	(25)	0	0	(25)	(16)	0	(16)
BRC	16	0	5	21	(6)	0	0	(6)	15	0	15
CBK	39	0	1	40	(24)	(2)	0	(26)	14	0	14
DUB	50	0	0	50	(4)	0	0	(4)	46	0	46
FAR	0	0	0	0	0	(3)	0	(3)	(3)	0	(3)
GLM	22	0	0	22	0	(1)	0	(1)	21	0	21
GST	0	0	17	17	0	0	0	0	17	0	17
JPM	17	0	0	17	(39)	(3)	(397)	(439)	(422)	275	(147)
MBC	2	0	0	2	(6)	0	0	(6)	(4)	0	(4)
MSC	0	0	0	0	0	(3)	0	(3)	(3)	0	(3)
MYC	0	0	25	25	0	0	0	0	25	0	25
SCX	0	0	0	0	(13)	0	0	(13)	(13)	0	(13)
SSB	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)

Total Over the Counter	$157	$0	$48	$205	$(121)	$(12)	$(397)	$(530)

(i)

Securities with an aggregate market value of $275 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2024.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

114	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$14	$14
Swap Agreements	0	1	0	0	52	53

	$0	$1	$0	$0	$66	$67

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$157	$0	$157
Swap Agreements	0	48	0	0	0	48

	$0	$48	$0	$157	$0	$205

	$0	$49	$0	$157	$66	$272

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	26	26
Swap Agreements	0	0	0	0	44	44

	$0	$0	$0	$0	$71	$71

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$121	$0	$121
Written Options	0	0	0	0	12	12
Swap Agreements	0	397	0	0	0	397

	$0	$397	$0	$121	$12	$530

	$0	$397	$0	$121	$83	$601

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$13	$13
Futures	0	0	0	0	726	726
Swap Agreements	0	50	0	0	(2,488)	(2,438)

	$0	$50	$0	$0	$(1,749)	$(1,699)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$136	$0	$136
Purchased Options	0	0	0	0	276	276
Written Options	0	0	0	5	(417)	(412)
Swap Agreements	0	187	0	0	(15)	172

	$0	$187	$0	$141	$(156)	$172

	$0	$237	$0	$141	$(1,905)	$(1,527)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	115

Schedule of Investments	PIMCO Low Duration Opportunities Fund	(Cont.)	March 31, 2024

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(3)	$(3)
Futures	0	0	0	0	11	11
Swap Agreements	0	(27)	0	0	2,414	2,387

	$0	$(27)	$0	$0	$2,422	$2,395

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$46	$0	$46
Purchased Options	0	0	0	0	(284)	(284)
Written Options	0	0	0	(4)	576	572
Swap Agreements	0	(446)	0	0	12	(434)

	$0	$(446)	$0	$42	$304	$(100)

	$0	$(473)	$0	$42	$2,726	$2,295

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Loan Participations and Assignments	$0	$384	$0	$384
Corporate Bonds & Notes
Banking & Finance	0	13,912	0	13,912
Industrials	0	6,676	0	6,676
Utilities	0	1,189	0	1,189
Municipal Bonds & Notes
California	0	177	0	177
U.S. Government Agencies	0	35,670	0	35,670
U.S. Treasury Obligations	0	4,945	0	4,945
Non-Agency Mortgage-Backed Securities	0	1,818	44	1,862
Asset-Backed Securities	0	17,908	0	17,908
Sovereign Issues	0	3,204	0	3,204
Preferred Securities
Banking & Finance	0	101	0	101
Short-Term Instruments
Commercial Paper	0	2,488	0	2,488
Repurchase Agreements	0	22,359	0	22,359
Short-Term Notes	0	1	0	1

	$0	$110,832	$44	$110,876

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$3,091	$0	$0	$3,091

Total Investments	$3,091	$110,832	$44	$113,967

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(3,487)	$0	$(3,487)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	67	0	67
Over the counter	0	160	45	205

	$0	$227	$45	$272

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(17)	(54)	0	(71)
Over the counter	0	(133)	(397)	(530)

	$(17)	$(187)	$(397)	$(601)

Total Financial Derivative Instruments	$(17)	$40	$(352)	$(329)

Totals	$3,074	$107,385	$(308)	$110,151

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

116	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Moderate Duration Fund	March 31, 2024

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 131.8%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

Caesars Entertainment Corp.
8.040% (TSFR03M + 2.750%) due 02/06/2031 ~		$1,300	$1,303

Total Loan Participations and Assignments (Cost $1,297)			1,303

CORPORATE BONDS & NOTES 19.9%

BANKING & FINANCE 11.6%

AIB Group PLC
5.871% due 03/28/2035 •		2,800	2,809

Ally Financial, Inc.
5.800% due 05/01/2025		1,200	1,198

American Tower Corp.
5.800% due 11/15/2028		4,300	4,405

Antares Holdings LP
6.500% due 02/08/2029		2,100	2,087

Aviation Capital Group LLC
4.125% due 08/01/2025		3,300	3,215

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		956	851

Banco Bilbao Vizcaya Argentaria SA
5.381% due 03/13/2029		1,600	1,615

Banco Santander SA
5.538% due 03/14/2030 •		1,000	1,000
5.552% due 03/14/2028 •		3,600	3,602
6.607% due 11/07/2028		2,400	2,538
6.938% due 11/07/2033		2,000	2,211

Bank of America Corp.
4.922% (EUR003M + 1.000%) due 09/22/2026 ~	EUR	3,300	3,592
4.948% due 07/22/2028 •		$700	695
5.202% due 04/25/2029 •		695	696
5.819% due 09/15/2029 •		2,400	2,462

Barclays PLC
5.674% due 03/12/2028 •		2,300	2,309
6.490% due 09/13/2029 •		2,100	2,184

CaixaBank SA
6.684% due 09/13/2027 •		2,400	2,453

Cape Lookout Re Ltd.
14.952% (T-BILL 3MO + 9.590%) due 03/28/2029 ~		1,200	1,188

Capital One Financial Corp.
5.700% due 02/01/2030 •		4,700	4,741

Citizens Bank NA
5.284% due 01/26/2026 •		800	788

Credit Agricole SA
6.316% due 10/03/2029 •		800	830

Credit Suisse AG
4.750% due 08/09/2024		3,500	3,488

Deutsche Bank AG
3.961% due 11/26/2025 •		5,000	4,933

East Lane Re Ltd.
14.612% (T-BILL 3MO + 9.250%) due 03/31/2026 ~		1,000	1,003

EPR Properties
4.500% due 06/01/2027		200	190

Equinix, Inc.
1.550% due 03/15/2028		3,700	3,211

Ford Motor Credit Co. LLC
2.900% due 02/16/2028		400	362
3.815% due 11/02/2027		900	844
4.125% due 08/17/2027		1,400	1,329
4.271% due 01/09/2027		600	577
4.950% due 05/28/2027		400	390
5.800% due 03/08/2029		1,000	1,004
6.800% due 05/12/2028		2,600	2,703

Freedom Mortgage Corp.
12.000% due 10/01/2028		1,400	1,527

GA Global Funding Trust
1.950% due 09/15/2028		3,800	3,252

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GATX Corp.
5.400% due 03/15/2027		$1,100	$1,108

GLP Capital LP
5.250% due 06/01/2025		2,600	2,585

Goldman Sachs Group, Inc.
6.739% (TSFR3M + 1.432%) due 05/15/2026 ~		1,700	1,715

HSBC Holdings PLC
6.254% due 03/09/2034 •		250	264
7.390% due 11/03/2028 •		3,900	4,151

Hudson Pacific Properties LP
4.650% due 04/01/2029		200	171
5.950% due 02/15/2028		100	93

ING Groep NV
5.335% due 03/19/2030 •		1,600	1,597
5.550% due 03/19/2035 •		2,600	2,581

Intesa Sanpaolo SpA
7.200% due 11/28/2033		400	431

JPMorgan Chase & Co.
3.960% due 01/29/2027 •		458	447

KBC Group NV
6.324% due 09/21/2034 •		1,400	1,469

Kizuna RE Pte Ltd.
5.862% (T-BILL 3MO + 0.500%) due 04/09/2029 ~		250	250

Lazard Group LLC
6.000% due 03/15/2031		800	808

Lloyds Banking Group PLC
4.000% due 03/07/2025	AUD	50	32
5.679% due 01/05/2035 •		$800	805
5.750% (BBSW3M + 1.400%) due 03/07/2025 ~	AUD	4,400	2,877

Mitsubishi UFJ Financial Group, Inc.
1.640% due 10/13/2027 •		$4,000	3,663

Mizuho Financial Group, Inc.
3.261% due 05/22/2030 •		3,700	3,381

Morgan Stanley
4.210% due 04/20/2028 •		3,600	3,500
5.123% due 02/01/2029 •		2,648	2,643

Nationstar Mortgage Holdings, Inc.
7.125% due 02/01/2032		800	795

NatWest Group PLC
3.073% due 05/22/2028 •		200	187

Nissan Motor Acceptance Co. LLC
1.850% due 09/16/2026		3,800	3,440

Nomura Holdings, Inc.
1.851% due 07/16/2025		4,100	3,907

Radian Group, Inc.
6.200% due 05/15/2029		1,900	1,930

RGA Global Funding
2.000% due 11/30/2026		3,900	3,572

Sanders Re Ltd.
17.122% (T-BILL 3MO + 11.760%) due 04/09/2029 ~		2,600	2,336

Santander U.K. Group Holdings PLC
6.534% due 01/10/2029 •		400	414

Sixth Street Lending Partners
6.500% due 03/11/2029		600	600

Sumitomo Mitsui Financial Group, Inc.
1.474% due 07/08/2025		3,500	3,333
2.472% due 01/14/2029		4,000	3,578

Sun Communities Operating LP
2.300% due 11/01/2028		3,900	3,410

Synchrony Bank
5.400% due 08/22/2025		4,000	3,965

TPG Operating Group Co.
5.875% due 03/05/2034		1,400	1,421

UBS AG
5.650% due 09/11/2028		300	307

UBS Group AG
3.869% due 01/12/2029 •		3,500	3,311
4.488% due 05/12/2026 •		3,800	3,747
5.428% due 02/08/2030 •		500	501

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.327% due 12/22/2027 •		$1,000	$1,022
6.442% due 08/11/2028 •		6,600	6,798

Ursa Re Ltd.
10.862% (T-BILL 3MO + 5.500%) due 12/07/2026 ~		1,100	1,130

Wells Fargo & Co.
3.526% due 03/24/2028 •		3,500	3,332

Weyerhaeuser Co.
4.750% due 05/15/2026		2,300	2,280

Winston RE Ltd.
17.112% (T-BILL 3MO + 11.750%) due 02/26/2031 ~		700	695

			162,864

INDUSTRIALS 5.5%

AEP Transmission Co. LLC
5.150% due 04/01/2034		1,200	1,196

Air Canada Pass-Through Trust
3.300% due 07/15/2031		216	196

American Airlines Pass-Through Trust
3.375% due 11/01/2028		230	218

Amgen, Inc.
5.250% due 03/02/2033		3,800	3,834

Bayer U.S. Finance LLC
4.250% due 12/15/2025		4,100	3,999

Berry Global, Inc.
1.570% due 01/15/2026		3,600	3,367

Broadcom, Inc.
2.450% due 02/15/2031		1,368	1,154
3.137% due 11/15/2035		831	672
3.419% due 04/15/2033		3,759	3,260

Centene Corp.
2.625% due 08/01/2031		100	82

CGI, Inc.
1.450% due 09/14/2026		3,800	3,461

Cheniere Energy, Inc.
5.650% due 04/15/2034		2,600	2,620

Continental Airlines Pass-Through Trust
4.000% due 04/29/2026		804	795

Daimler Truck Finance North America LLC
6.111% (SOFRRATE + 0.750%) due 12/13/2024 ~		4,000	4,014

Expedia Group, Inc.
6.250% due 05/01/2025		1,362	1,368

Global Payments, Inc.
2.900% due 05/15/2030		3,500	3,042

Hyundai Capital America
6.503% due 08/04/2025 •		3,500	3,520

Imperial Brands Finance PLC
3.125% due 07/26/2024		3,600	3,569
6.125% due 07/27/2027		3,500	3,572

LKQ Dutch Bond BV
4.125% due 03/13/2031	EUR	800	876

National Fuel Gas Co.
5.500% due 10/01/2026		$600	600

Northern Star Resources Ltd.
6.125% due 04/11/2033		800	804

Oracle Corp.
2.875% due 03/25/2031		1,600	1,392

Quanta Services, Inc.
0.950% due 10/01/2024		3,800	3,708

Reliance Steel & Aluminum Co.
1.300% due 08/15/2025		2,600	2,459

Renesas Electronics Corp.
1.543% due 11/26/2024		4,000	3,883
2.170% due 11/25/2026		3,900	3,570

Sabine Pass Liquefaction LLC
4.200% due 03/15/2028		700	678

Southern Co.
1.750% due 03/15/2028		3,700	3,271

Suntory Holdings Ltd.
2.250% due 10/16/2024		4,300	4,218

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	117

Schedule of Investments	PIMCO Moderate Duration Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

T-Mobile USA, Inc.
5.050% due 07/15/2033	$3,900	$3,860

Tyson Foods, Inc.
5.400% due 03/15/2029	800	807
5.700% due 03/15/2034	800	811

United Airlines Pass-Through Trust
2.700% due 11/01/2033	333	286

Westinghouse Air Brake Technologies Corp.
3.200% due 06/15/2025	2,100	2,040

		77,202

UTILITIES 2.8%

AEP Texas, Inc.
3.950% due 06/01/2028	1,800	1,719

AES Corp.
5.450% due 06/01/2028	1,250	1,248

Dominion Energy, Inc.
2.250% due 08/15/2031	4,000	3,276

Duke Energy Florida LLC
2.400% due 12/15/2031	4,000	3,358

Enel Finance International NV
1.375% due 07/12/2026	4,000	3,661
4.625% due 06/15/2027	3,500	3,443

Entergy Corp.
1.900% due 06/15/2028	3,600	3,179

Eversource Energy
5.450% due 03/01/2028	1,500	1,519

Exelon Corp.
2.750% due 03/15/2027	4,000	3,746

Narragansett Electric Co.
5.350% due 05/01/2034	2,100	2,122

Pacific Gas & Electric Co.
3.150% due 01/01/2026	1,400	1,347
3.500% due 06/15/2025	3,000	2,923
6.400% due 06/15/2033	5,900	6,219

Southern California Edison Co.
4.900% due 06/01/2026	1,200	1,194

		38,954

Total Corporate Bonds & Notes (Cost $287,836)		279,020

U.S. GOVERNMENT AGENCIES 23.9%

Fannie Mae
2.242% due 01/25/2031 ~(a)	20,430	1,538
4.640% due 05/01/2037 •	4	4
4.776% due 12/25/2042 ~	55	54
5.434% due 06/01/2036 •	5	5
5.692% due 07/25/2037 •	73	71
5.730% due 06/01/2035 •	158	163
5.758% due 03/01/2034 •	3	3
5.780% due 05/01/2038 •	466	479
5.815% due 10/01/2037 •	1	1
5.950% due 02/01/2037 •	2	2
5.958% due 02/01/2035 •	2	2
6.281% due 10/01/2044 •	8	8
6.500% due 03/01/2029 - 06/25/2044	8,770	9,086
7.000% due 09/01/2031	1	1
7.500% due 07/25/2041	2	2

Freddie Mac
0.800% due 10/28/2026	14,800	13,454
4.000% due 10/01/2047	106	101
4.500% due 11/01/2029 - 07/01/2033	613	603
5.000% due 10/01/2033	17	17
5.500% due 12/01/2033 - 07/01/2038	114	117
5.704% due 05/01/2037 •	6	6
5.933% due 10/15/2040 •	785	775
6.000% due 02/01/2033 - 11/01/2037	46	48
6.033% due 12/15/2037 •	35	34
6.403% due 05/01/2035 •	5	5

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 10/01/2036 - 07/25/2043	$10	$11
7.000% due 01/01/2033	2	2
8.500% due 04/15/2025	2	2

Ginnie Mae
3.500% due 10/15/2047	478	437
3.625% due 03/20/2028 - 07/20/2034 •	23	23
4.000% due 06/20/2048	1,555	1,460
4.250% due 11/20/2034 •	1	1
4.500% due 08/20/2048 - 12/20/2053	11,385	10,951
5.000% due 11/20/2049	273	272
5.283% due 06/20/2067 •	1,128	1,133
5.750% due 08/20/2037	14	14
5.913% due 04/20/2065 •	599	597
6.044% due 08/20/2065 •	1,889	1,879
6.500% due 01/20/2034 - 08/20/2034	6	6
7.000% due 07/15/2031 - 12/15/2032	5	6

Ginnie Mae, TBA
3.000% due 04/01/2054	30,500	26,901
4.000% due 04/01/2054	39,000	36,498
5.000% due 05/01/2054	4,300	4,228

Tennessee Valley Authority
3.875% due 03/15/2028	6,500	6,390

U.S. Small Business Administration
4.750% due 07/01/2025	172	170

Uniform Mortgage-Backed Security
3.500% due 05/01/2049 - 04/01/2052	1,134	1,027
4.000% due 03/01/2029 - 04/01/2053	16,151	15,024
4.500% due 11/01/2024 - 01/01/2053	2,037	1,943
5.000% due 07/01/2029 - 06/01/2053	34,365	33,565
5.500% due 01/01/2025 - 12/01/2053	23,704	23,655
6.000% due 12/01/2028 - 10/01/2040	146	150
6.500% due 12/01/2053 - 02/01/2054	10,298	10,525
7.500% due 01/01/2031 - 08/01/2032	1	1
8.000% due 08/01/2031	1	1

Uniform Mortgage-Backed Security, TBA
3.000% due 04/01/2054	4,100	3,528
3.500% due 04/01/2054	33,800	30,252
4.000% due 05/01/2054	25,800	23,905
4.500% due 04/01/2054 - 05/01/2054	26,100	24,862
5.000% due 04/01/2054	14,800	14,442
5.500% due 04/01/2054 - 05/01/2054	31,200	31,048
6.500% due 04/01/2054	2,800	2,861

Total U.S. Government Agencies (Cost $334,715)		334,349

U.S. TREASURY OBLIGATIONS 57.8%

U.S. Treasury Bonds
1.375% due 11/15/2040	32,000	20,588
1.875% due 02/15/2041 (l)	4,000	2,790
3.250% due 05/15/2042	24,800	21,089
3.375% due 08/15/2042 (h)	78,200	67,571
4.000% due 11/15/2042	4,900	4,617
4.375% due 08/15/2043	32,700	32,322
4.500% due 02/15/2044 (b)(h)	5,100	5,129

U.S. Treasury Inflation Protected Securities (e)
0.125% due 01/15/2032 (j)	15,129	13,224
0.250% due 01/15/2025 (j)	3,255	3,199
0.625% due 07/15/2032	18,361	16,658
1.125% due 01/15/2033	20,300	19,050
1.750% due 01/15/2034	29,092	28,738

U.S. Treasury Notes
1.250% due 04/30/2028	19,200	17,026
1.250% due 09/30/2028	19,200	16,850

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.875% due 08/15/2028		$19,700	$18,606
3.500% due 04/30/2028		32,700	31,727
3.625% due 03/31/2030		10,400	10,070
3.750% due 05/31/2030		10,400	10,130
3.750% due 06/30/2030		25,200	24,538
4.000% due 06/30/2028		14,000	13,847
4.000% due 02/28/2030		10,400	10,277
4.000% due 02/15/2034 (h)		79,000	77,704
4.125% due 07/31/2028 (j)		13,900	13,816
4.125% due 08/31/2030		14,900	14,808
4.250% due 02/28/2029 (h)		203,500	203,802
4.375% due 11/30/2030		29,600	29,850
4.625% due 09/30/2028		32,600	33,074
4.625% due 09/30/2030		14,700	15,026
4.875% due 10/31/2028		18,600	19,070
4.875% due 10/31/2030		14,700	15,237

Total U.S. Treasury Obligations (Cost $826,387)			810,433

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.6%

Adjustable Rate Mortgage Trust
4.540% due 10/25/2035 ~		7	6

Angel Oak Mortgage Trust
1.820% due 11/25/2066 ~		2,690	2,326

BAMLL Commercial Mortgage Securities Trust
2.627% due 01/15/2032		4,000	3,165

Banc of America Funding Trust
5.157% due 05/25/2035 ~		796	730
5.683% due 05/20/2035 «•		18	18
5.721% due 02/20/2036 ~		39	36

Banc of America Mortgage Trust
5.677% due 02/25/2034 «~		12	12

BANK
3.071% due 08/15/2061		3,000	2,849

Bear Stearns Adjustable Rate Mortgage Trust
3.250% due 02/25/2033 «~		3	2
4.742% due 07/25/2034 ~		12	11
5.040% due 01/25/2035 ~		11	10
5.541% due 02/25/2034 ~		10	9
5.727% due 10/25/2036 «~		41	37
6.500% due 04/25/2033 «~		2	2

Bear Stearns ALT-A Trust
4.870% due 09/25/2035 ~		169	100
5.138% due 05/25/2035 ~		343	323
5.292% due 10/25/2035 ~		715	601

Chase Mortgage Finance Trust
4.345% due 03/25/2037 ~		220	204
5.298% due 02/25/2037 ~		47	45

Citigroup Mortgage Loan Trust
6.242% due 03/25/2034 ~		9	8
7.560% due 09/25/2035 •		357	353

CitiMortgage Alternative Loan Trust
6.000% due 12/25/2036 •		874	700

Countrywide Alternative Loan Trust
5.984% due 08/25/2035 •		1,911	991
6.089% due 12/25/2035 •		21	17

Countrywide Home Loan Mortgage Pass-Through Trust
4.706% due 11/25/2034 ~		145	131
5.077% due 02/20/2035 «~		25	25
6.024% due 04/25/2035 «•		21	18
6.241% due 03/25/2034 «~		266	238

Credit Suisse First Boston Mortgage Securities Corp.
6.065% due 03/25/2032 ~		6	5

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.844% due 06/25/2037 •		3,064	2,579

Eurohome U.K. Mortgages PLC
5.493% due 06/15/2044 •	GBP	364	451

Eurosail PLC
5.492% due 03/13/2045 •		391	491

Extended Stay America Trust
6.519% due 07/15/2038 •		$3,657	3,658

GS Mortgage Securities Corp. Trust
6.325% due 11/15/2036 •		3,000	2,986
8.726% due 08/15/2039 •		3,500	3,521

118	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GS Mortgage-Backed Securities Corp. Trust
2.500% due 09/25/2052 ~		$3,179	$2,562

GS Mortgage-Backed Securities Trust
3.000% due 09/25/2052 ~		3,630	3,048

GSR Mortgage Loan Trust
5.063% due 09/25/2035 ~		161	151
6.112% due 09/25/2035 ~		6	6

IndyMac Adjustable Rate Mortgage Trust
5.686% due 01/25/2032 «~		10	10

IndyMac INDX Mortgage Loan Trust
5.944% due 02/25/2037 •		4,568	2,857

InTown Mortgage Trust
7.814% due 08/15/2039 •		3,400	3,423

JP Morgan Chase Commercial Mortgage Securities Trust
3.916% due 06/10/2042 ~		3,500	3,162
6.423% due 02/15/2035 •		2,646	2,636
6.555% due 11/15/2038 •		4,000	3,986
6.823% due 12/15/2031 •		1,315	1,113

JP Morgan Mortgage Trust
4.699% due 02/25/2034 «~		7	7

Legacy Mortgage Asset Trust
6.882% due 10/25/2059 þ		2,290	2,292

MASTR Reperforming Loan Trust
8.000% due 07/25/2035		78	57

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
6.300% due 08/15/2032 •		20	19

Morgan Stanley Mortgage Loan Trust
7.124% due 06/25/2036 ~		33	33

MortgageIT Mortgage Loan Trust
6.004% due 10/25/2035 •		98	95

Natixis Commercial Mortgage Securities Trust
7.149% due 03/15/2035 •		3,027	3,029

NYO Commercial Mortgage Trust
6.535% due 11/15/2038 •		4,000	3,878

OBX Trust
3.000% due 01/25/2052 ~		3,434	2,884

One New York Plaza Trust
6.390% due 01/15/2036 •		3,000	2,928

Prime Mortgage Trust
5.844% due 02/25/2034 •		13	13

Residential Funding Mortgage Securities, Inc. Trust
4.724% due 09/25/2035 ~		214	159
5.323% due 09/25/2035 ~		136	89

Resloc U.K. PLC
5.503% due 12/15/2043 •	GBP	670	824

Ripon Mortgages PLC
5.922% due 08/28/2056 •		5,571	7,031

SFO Commercial Mortgage Trust
6.589% due 05/15/2038 •		$4,200	4,093

Structured Adjustable Rate Mortgage Loan Trust
4.351% due 02/25/2037 ~		912	633
6.495% due 07/25/2034 ~		45	43

Structured Asset Mortgage Investments Trust
5.844% due 08/25/2036 «•		16	18
5.941% due 07/19/2035 •		137	133
6.281% due 10/19/2033 •		10	9
6.294% due 05/25/2047 •		4,024	3,192

Towd Point Mortgage Funding
6.367% due 10/20/2051 •	GBP	2,221	2,805
6.572% due 07/20/2045 •		3,339	4,217
6.574% due 05/20/2045 •		5,108	6,454

UWM Mortgage Trust
2.500% due 11/25/2051 ~		$3,408	2,747
3.000% due 01/25/2052 ~		3,471	2,914

Verus Securitization Trust
5.811% due 05/25/2068 þ		667	663

WaMu Mortgage Pass-Through Certificates Trust
3.865% due 02/25/2037 ~		624	560
4.364% due 12/25/2036 ~		673	580
6.024% due 10/25/2045 •		78	74

Wells Fargo Alternative Loan Trust
6.000% due 06/25/2037		1,575	1,417

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo Commercial Mortgage Trust
3.749% due 06/15/2036 ~		$3,500	$3,067

Total Non-Agency Mortgage-Backed Securities (Cost $112,239)			106,569

ASSET-BACKED SECURITIES 14.8%

Allegro CLO Ltd.
0.000% due 01/19/2033 •(b)		1,500	1,500

Arbor Realty Commercial Real Estate Notes Ltd.
6.790% due 11/15/2036 •		4,500	4,488

AREIT LLC
7.438% due 08/17/2041 •		2,465	2,473

Avis Budget Rental Car Funding AESOP LLC
5.440% due 02/22/2028		2,700	2,719
5.780% due 04/20/2028		2,600	2,640
6.020% due 02/20/2030		5,300	5,478

BDS Ltd.
7.126% due 03/19/2039 •		3,500	3,487

BMW Canada Auto Trust
5.430% due 01/20/2026	CAD	868	640

BPCRE Ltd.
7.727% due 01/16/2037 •		$2,242	2,243

BSPDF Issuer Ltd.
6.640% due 10/15/2036 •		3,735	3,631

Capital One Multi-Asset Execution Trust
6.020% due 07/15/2027 •		3,500	3,507

Catamaran CLO Ltd.
6.679% due 04/22/2030 •		2,734	2,741

Citibank Credit Card Issuance Trust
6.045% due 08/07/2027 •		1,800	1,807
6.063% due 04/22/2026 •		1,700	1,701

Citigroup Mortgage Loan Trust
5.764% due 12/25/2036 •		294	161

Citigroup Mortgage Loan Trust Asset-Backed Pass-Through Certificates
6.389% due 10/25/2034 •		1,220	1,172

Citizens Auto Receivables Trust
5.830% due 02/15/2028		3,600	3,635
5.840% due 01/18/2028		5,100	5,146

College Avenue Student Loans LLC
6.970% due 06/25/2054 •		4,475	4,521

Countrywide Asset-Backed Certificates Trust
5.584% due 06/25/2035 •		251	222
5.724% due 03/25/2037 •		108	103
5.964% due 12/25/2036 •		669	625
6.044% due 06/25/2036 •		807	801

CVC Cordatus Opportunity Loan Fund DAC
5.289% due 08/15/2033 •	EUR	2,700	2,910

Discover Card Execution Note Trust
6.040% due 12/15/2026 •		$3,500	3,504

DLLMT LLC
5.780% due 11/20/2025		1,504	1,504

Ent Auto Receivables Trust
6.240% due 01/16/2029		2,400	2,431

Enterprise Fleet Financing LLC
4.380% due 07/20/2029		2,347	2,323

First Franklin Mortgage Loan Trust
5.754% due 10/25/2036 •		5,800	4,484

Flagship Credit Auto Trust
4.030% due 12/15/2026		2,884	2,863

Ford Auto Securitization Trust
6.027% due 07/15/2028	CAD	3,300	2,493

Ford Credit Auto Owner Trust
6.039% due 03/15/2026 •		$2,396	2,399

Fortress Credit Investments Ltd.
7.170% due 02/23/2039 •		3,205	3,205

Fremont Home Loan Trust
5.984% due 02/25/2036 •		1,000	857
6.234% due 12/25/2029 «•		21	20

GLS Auto Receivables Issuer Trust
3.550% due 01/15/2026		144	144
4.590% due 05/15/2026		558	557

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GM Financial Automobile Leasing Trust
6.139% due 10/20/2025 •		$1,910	$1,914

GM Financial Consumer Automobile Receivables Trust
5.100% due 05/18/2026		1,497	1,495

GM Financial Revolving Receivables Trust
5.120% due 04/11/2035		2,600	2,618

GMF Canada Leasing Trust Asset-Backed Notes
5.458% due 04/21/2025	CAD	801	596

GMF Floorplan Owner Revolving Trust
5.340% due 06/15/2030		$5,100	5,179

GPMT Ltd.
6.793% due 12/15/2036 •		3,899	3,783

GSAMP Trust
6.194% due 01/25/2034 •		1,457	1,402
7.094% due 10/25/2034 «•		15	14

HERA Commercial Mortgage Ltd.
6.491% due 02/18/2038 •		3,266	3,222

Honda Auto Receivables Owner Trust
4.930% due 11/15/2027		3,000	2,993

Hyundai Auto Lease Securitization Trust
4.340% due 01/15/2025		160	159
5.800% due 12/15/2026		2,400	2,421
5.840% due 09/15/2027		1,000	1,011

Hyundai Auto Receivables Trust
5.190% due 12/15/2025		2,046	2,043

JP Morgan Mortgage Acquisition Trust
5.704% due 06/25/2037 •		146	146

LAD Auto Receivables Trust
6.120% due 09/15/2027		3,500	3,518

Lendmark Funding Trust
1.900% due 11/20/2031		3,800	3,480

Man GLG Euro CLO DAC
4.630% due 12/15/2031 •	EUR	2,764	2,971

Mariner Finance Issuance Trust
1.860% due 03/20/2036		$4,000	3,684

Master Credit Card Trust
6.169% due 01/21/2027 •		2,400	2,412

MASTR Specialized Loan Trust
5.964% due 02/25/2036 •		194	187
5.964% due 06/25/2046 •		239	230
6.184% due 01/25/2037 •		235	97

MF1 LLC
7.476% due 06/19/2037 •		3,500	3,504

MF1 Ltd.
6.521% due 10/16/2036 •		3,583	3,560
6.541% due 07/16/2036 •		3,049	3,035

MF1 Multifamily Housing Mortgage Loan Trust
6.290% due 07/15/2036 •		738	734

Morgan Stanley ABS Capital, Inc. Trust
5.804% due 03/25/2036 •		30	24
6.374% due 11/25/2034 •		187	181

Nissan Auto Lease Trust
5.610% due 11/15/2027		3,150	3,160

Octane Receivables Trust
5.880% due 06/20/2031		3,205	3,208

Ownit Mortgage Loan Trust
6.344% due 10/25/2036 •		2,945	2,809

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
7.244% due 12/25/2034 •		1,272	1,254

PFP Ltd.
7.600% due 08/19/2035 •		3,400	3,413

Reach ABS Trust
6.300% due 02/18/2031		888	890

Ready Capital Mortgage Financing LLC
6.971% due 01/25/2037 •		3,015	3,012

Renaissance Home Equity Loan Trust
5.612% due 04/25/2037 þ		927	245

Residential Asset Mortgage Products Trust
5.884% due 12/25/2035 •		320	283
5.984% due 02/25/2036 •		954	910

Residential Asset Securities Corp. Trust
5.684% due 10/25/2036 •		1,088	1,049
6.059% due 03/25/2036 •		3,900	3,682

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	119

Schedule of Investments	PIMCO Moderate Duration Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Santander Drive Auto Receivables Trust
5.710% due 02/16/2027		$2,600	$2,602
5.870% due 03/16/2026		949	950
6.310% due 07/15/2027		2,906	2,914

Saranac CLO Ltd.
6.811% due 11/20/2029 •		406	407

SBNA Auto Lease Trust
5.390% due 11/20/2026		1,600	1,601

SFS Auto Receivables Securitization Trust
5.890% due 03/22/2027		1,080	1,082

Soundview Home Loan Trust
6.119% due 06/25/2035 •		232	227

Starwood Commercial Mortgage Trust
6.520% due 07/15/2038 •		143	143

Starwood Mortgage Trust
6.669% due 11/15/2038 •		3,800	3,737

Stonepeak ABS
2.301% due 02/28/2033		1,943	1,808

Structured Asset Investment Loan Trust
6.344% due 05/25/2035 •		1,387	1,355

Structured Asset Securities Corp. Mortgage Loan Trust
5.864% due 02/25/2037 •		807	780
6.449% due 11/25/2035 •		500	492

Sunrun Demeter Issuer
2.270% due 01/30/2057		3,443	2,816

Tesla Auto Lease Trust
6.220% due 03/22/2027		5,000	5,067

TIAA CLO Ltd.
6.726% due 01/16/2031 •		2,824	2,827

Towd Point HE Trust
0.918% due 02/25/2063 ~		835	802

Venture CLO Ltd.
6.629% due 07/20/2030 •		2,963	2,968
6.636% due 07/15/2031 •		4,310	4,312

Veros Auto Receivables Trust
7.120% due 11/15/2028		1,233	1,238

Volkswagen Auto Lease Trust
5.800% due 04/20/2028		3,400	3,430

Wellfleet CLO Ltd.
6.469% due 04/20/2029 •		196	196

Total Asset-Backed Securities (Cost $208,004)			207,417

SOVEREIGN ISSUES 5.0%

Brazil Letras do Tesouro Nacional
0.000% due 07/01/2024 (c)	BRL	109,900	21,396

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cassa Depositi e Prestiti SpA
5.750% due 05/05/2026		$1,600	$1,586

Israel Government International Bond
2.750% due 07/03/2030		4,100	3,539

Mexico Government International Bond
2.750% due 11/27/2031 (e)	MXN	65,907	3,417
3.000% due 12/03/2026 (e)		5,600	313
4.000% due 11/30/2028 (e)		23,376	1,342
6.338% due 05/04/2053		$1,400	1,385

Peru Government International Bond
5.940% due 02/12/2029	PEN	100	27

Poland Government International Bond
4.625% due 03/18/2029		$1,200	1,197
5.125% due 09/18/2034		1,700	1,701

Provincia de Buenos Aires
106.588% due 04/12/2025	ARS	204	0

Romania Government International Bond
2.000% due 01/28/2032	EUR	4,000	3,439
3.624% due 05/26/2030		3,400	3,388

South Africa Government International Bond
10.500% due 12/21/2026	ZAR	219,000	11,893

Turkey Government International Bond
5.875% due 05/21/2030	EUR	1,800	1,944

United Kingdom Gilt
4.375% due 07/31/2054	GBP	10,100	12,662

Total Sovereign Issues (Cost $72,825)			69,229

SHORT-TERM INSTRUMENTS 2.7%

COMMERCIAL PAPER 2.2%

Alimentation Couche-Tard, Inc.
5.540% due 04/17/2024		$1,300	1,296

American Electric Power Co., Inc.
5.590% due 06/11/2024		4,100	4,052

AT&T, Inc.
5.520% due 04/18/2024		4,700	4,685

Crown Castle, Inc.
5.830% due 04/16/2024		2,500	2,492
5.850% due 05/02/2024		4,200	4,176

Dominion Energy, Inc.
5.600% due 04/23/2024		3,500	3,486

Enbridge U.S., Inc.
5.520% due 04/05/2024		2,800	2,797

Eversource Energy
5.630% due 04/23/2024		1,900	1,893

Keurig Dr Pepper, Inc.
5.550% due 04/22/2024		1,400	1,395

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Microchip Technology, Inc.
5.510% due 04/30/2024		$3,200	$3,184

NextEra Energy Capital Holdings, Inc.
5.570% due 04/25/2024		1,300	1,294

			30,750

REPURCHASE AGREEMENTS (g) 0.5%
			6,751

SHORT-TERM NOTES 0.0%

Argentina Treasury Bond BONCER
3.750% due 05/20/2024	ARS	10,868	11

U.S. TREASURY BILLS 0.0%
5.369% due 05/09/2024 (c)(d)		$62	62

Total Short-Term Instruments (Cost $37,592)			37,574

Total Investments in Securities (Cost $1,880,895)			1,845,894

		SHARES
INVESTMENTS IN AFFILIATES 1.6%

SHORT-TERM INSTRUMENTS 1.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.6%

PIMCO Short Asset Portfolio		2,332,959	22,723

PIMCO Short-Term Floating NAV Portfolio III		23,187	226

Total Short-Term Instruments (Cost $23,450)			22,949

Total Investments in Affiliates (Cost $23,450)			22,949

Total Investments 133.4% (Cost $1,904,345)			$1,868,843

Financial Derivative Instruments (i)(k) (0.0)% (Cost or Premiums, net $3,541)			(158)

Other Assets and Liabilities, net (33.4)%			(467,392)

Net Assets 100.0%			$1,401,293

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Restricted Securities.

120	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	03/28/2024	04/01/2024	$3,651	U.S. Treasury Notes 5.000% due 09/30/2025	$(3,724)	$3,651	$3,652
SAL	5.260	03/28/2024	04/01/2024	3,100	U.S. Treasury Notes 4.875% due 11/30/2025	(3,213)	3,100	3,102

Total Repurchase Agreements						$(6,937)	$6,751	$6,754

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOM	5.440%	03/26/2024	04/09/2024	$(4,644)	$(4,648)
BOO	4.700	03/28/2024	04/01/2024	(53,834)	(53,863)
	5.050	03/28/2024	04/01/2024	(150,563)	(150,647)
	5.250	04/01/2024	04/02/2024	(53,768)	(53,768)
	5.330	03/28/2024	04/01/2024	(43,746)	(43,772)
BRC	0.000	03/28/2024	04/01/2024	(5,158)	(5,157)
	5.150	04/01/2024	04/03/2024	(5,157)	(5,157)
DEU	5.350	04/01/2024	04/02/2024	(5,148)	(5,148)
JPS	5.360	03/25/2024	04/01/2024	(5,122)	(5,127)
SGY	5.370	03/28/2024	04/03/2024	(29,168)	(29,186)

Total Reverse Repurchase Agreements					$(356,473)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
BCY	5.480%	03/28/2024	04/04/2024	$(11,614)	$(11,621)
MSC	5.460	04/01/2024	04/02/2024	(1,045)	(1,045)

Total Sale-Buyback Transactions					$(12,666)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (2.6)%
Uniform Mortgage-Backed Security, TBA	2.500%	05/01/2054	$43,300	$(36,000)	$(35,843)
Uniform Mortgage-Backed Security, TBA	5.500	04/11/2054	300	(298)	(299)

Total Short Sales (2.6)%				$(36,298)	$(36,142)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOM	$0	$(4,648)	$0	$(4,648)	$4,666	$18
BOO	0	(302,050)	0	(302,050)	247,375	(54,675)
BRC	0	(10,314)	0	(10,314)	5,129	(5,185)
DEU	0	(5,148)	0	(5,148)	0	(5,148)
FICC	3,652	0	0	3,652	(3,724)	(72)
JPS	0	(5,127)	0	(5,127)	5,115	(12)
SAL	3,102	0	0	3,102	(3,213)	(111)
SGY	0	(29,186)	0	(29,186)	29,016	(170)

Master Securities Forward Transaction Agreement
BCY	0	0	(11,621)	(11,621)	11,579	(42)
MSC	0	0	(1,045)	(1,045)	1,037	(8)

Total Borrowings and Other Financing Transactions	$6,754	$(356,473)	$(12,666)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	121

Schedule of Investments	PIMCO Moderate Duration Fund	(Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$(258,566)	$(33,834)	$0	$0	$(292,400)

Total	$(258,566)	$(33,834)	$0	$0	$(292,400)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(12,666)	0	0	(12,666)

Total	$0	$(12,666)	$0	$0	$(12,666)

Total Borrowings	$(258,566)	$(46,500)	$0	$0	$(305,066)

Payable for reverse repurchase agreements and sale-buyback financing transactions (5)					$(305,066)

(h)	Securities with an aggregate market value of $303,917 have been pledged as collateral under the terms of the above master agreements as of March 31, 2024.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(7,573) at a weighted average interest rate of 4.605%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(5) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(64,073) is outstanding at period end.

(i) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Canada Government 10-Year Bond June Futures	06/2024	176	$ 15,636	$84	$0	$(3)
U.S. Treasury 2-Year Note June Futures	06/2024	667	136,391	(47)	0	(136)
U.S. Treasury 5-Year Note June Futures	06/2024	393	42,057	138	0	(46)
U.S. Treasury 10-Year Note June Futures	06/2024	657	72,794	460	0	(51)

				$635	$0	$(236)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Japan Government 10-Year Bond June Futures	06/2024	43	$(41,378)	$(9)	$60	$(40)
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2024	517	(59,253)	(486)	0	(8)
U.S. Treasury Long-Term Bond June Futures	06/2024	899	(108,273)	(725)	0	(225)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2024	531	(68,499)	(1,050)	0	(249)
United Kingdom Long Gilt June Futures	06/2024	173	(21,822)	(234)	0	(102)

				$(2,504)	$60	$(624)

Total Futures Contracts				$(1,869)	$60	$(860)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Boeing Co.	1.000%	Quarterly	06/20/2027	0.788%	$ 3,500	$(149)	$173	$24	$1	$0
General Electric Co.	1.000	Quarterly	06/20/2024	0.096	1,200	(2)	5	3	0	0
General Electric Co.	1.000	Quarterly	12/20/2024	0.101	600	(10)	14	4	0	0
General Electric Co.	1.000	Quarterly	06/20/2026	0.170	2,700	23	26	49	0	0
General Electric Co.	1.000	Quarterly	12/20/2026	0.204	3,200	43	24	67	0	0

122	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
General Motors Co.	5.000%	Quarterly	12/20/2026	0.493%	$550	$105	$(40)	$65	$0	$0
General Motors Co.	5.000	Quarterly	06/20/2028	0.825	1,010	127	36	163	1	0
Verizon Communications, Inc.	1.000	Quarterly	12/20/2027	0.495	200	(4)	7	3	0	0
Verizon Communications, Inc.	1.000	Quarterly	06/20/2028	0.518	2,200	1	39	40	0	(1)
Verizon Communications, Inc.	1.000	Quarterly	12/20/2028	0.567	500	(1)	10	9	0	0

						$133	$294	$427	$2	$(1)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(5)	1-Day GBP-SONIO Compounded-OIS	4.000%	Annual	09/18/2029	GBP	27,500	$535	$55	$590	$78	$0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.380	Semi-Annual	06/18/2028	JPY	2,460,000	107	(182)	(75)	10	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.750	Semi-Annual	03/20/2038		85,900	9	18	27	0	(2)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.800	Semi-Annual	10/22/2038		150,000	0	43	43	0	(3)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.785	Semi-Annual	11/12/2038		230,000	1	69	70	0	(4)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.750	Semi-Annual	12/20/2038		80,500	4	24	28	0	(1)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.500	Annual	03/15/2042		2,329,000	658	1,196	1,854	0	(52)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.662	Annual	04/19/2042		148,000	0	87	87	0	(3)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.800	Annual	06/15/2052		1,080,000	14	1,038	1,052	0	(37)
Pay	1-Day USD-SOFR Compounded-OIS	3.140	Annual	10/25/2024	$	3,100	(22)	(47)	(69)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.190	Annual	10/25/2024		7,800	(54)	(115)	(169)	0	(3)
Pay	1-Day USD-SOFR Compounded-OIS	3.020	Annual	11/08/2024		11,800	(77)	(196)	(273)	0	(5)
Pay	1-Day USD-SOFR Compounded-OIS	1.788	Annual	05/03/2027		12,100	(42)	(1,214)	(1,256)	0	(22)
Pay	1-Day USD-SOFR Compounded-OIS	2.150	Annual	06/15/2027		25,300	(96)	(2,125)	(2,221)	0	(46)
Pay	1-Day USD-SOFR Compounded-OIS	2.850	Annual	08/29/2027		7,300	(38)	(381)	(419)	0	(13)
Pay	1-Day USD-SOFR Compounded-OIS	3.800	Annual	03/10/2028		5,200	(11)	(50)	(61)	0	(9)
Pay	1-Day USD-SOFR Compounded-OIS	3.800	Annual	09/05/2028		5,700	(42)	(68)	(110)	0	(10)
Pay	1-Day USD-SOFR Compounded-OIS	3.940	Annual	02/22/2029		13,900	(33)	(25)	(58)	0	(23)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		34,400	55	176	231	48	0
Pay	1-Day USD-SOFR Compounded-OIS	3.470	Annual	02/22/2030		3,000	(11)	(68)	(79)	0	(5)
Pay	1-Day USD-SOFR Compounded-OIS	3.340	Annual	02/23/2030		5,500	(19)	(164)	(183)	0	(9)
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	06/22/2030		5,400	(20)	(186)	(206)	0	(8)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.800	Annual	02/28/2031		22,800	134	(74)	60	26	0
Pay	1-Day USD-SOFR Compounded-OIS	3.420	Annual	05/24/2033		600	(2)	(28)	(30)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.300	Annual	06/14/2033		8,200	(37)	(449)	(486)	0	(8)
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	07/12/2033		2,700	(10)	(44)	(54)	0	(3)
Pay	1-Day USD-SOFR Compounded-OIS	3.735	Annual	08/07/2033		1,400	(6)	(22)	(28)	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	3.604	Annual	08/15/2033		29,800	0	606	606	26	0
Receive	1-Day USD-SOFR Compounded-OIS	3.608	Annual	08/15/2033		39,200	0	783	783	35	0
Receive	1-Day USD-SOFR Compounded-OIS	3.609	Annual	08/15/2033		8,200	0	163	163	7	0
Receive	1-Day USD-SOFR Compounded-OIS	3.619	Annual	08/15/2033		10,100	0	193	193	9	0
Pay	1-Day USD-SOFR Compounded-OIS	3.760	Annual	08/23/2033		3,200	(12)	(43)	(55)	0	(3)
Pay	1-Day USD-SOFR Compounded-OIS	3.800	Annual	08/30/2033		4,300	(16)	(42)	(58)	0	(4)
Pay	1-Day USD-SOFR Compounded-OIS	3.950	Annual	09/13/2033		1,700	(6)	6	0	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	4.165	Annual	09/27/2033		1,700	(7)	38	31	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	4.030	Annual	10/04/2033		2,300	(8)	25	17	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	4.175	Annual	10/10/2033		1,700	(6)	40	34	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	4.150	Annual	10/12/2033		3,000	(12)	66	54	0	(3)
Pay	1-Day USD-SOFR Compounded-OIS	4.220	Annual	10/20/2033		2,400	(8)	66	58	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	4.255	Annual	10/23/2033		100	0	3	3	0	0
Pay	1-Day USD-SOFR Compounded-OIS	4.393	Annual	10/25/2033		1,500	(5)	63	58	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	4.450	Annual	11/01/2033		2,100	(9)	101	92	0	(2)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.722	Annual	11/15/2033		43,800	0	285	285	28	0
Receive	1-Day USD-SOFR Compounded-OIS	3.842	Annual	12/26/2033		1,100	(5)	10	5	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.854	Annual	12/29/2033		3,400	(14)	25	11	3	0
Receive	1-Day USD-SOFR Compounded-OIS	3.670	Annual	01/08/2034		3,400	(16)	77	61	3	0
Receive	1-Day USD-SOFR Compounded-OIS	3.600	Annual	01/17/2034		600	(3)	17	14	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.738	Annual	01/23/2034		1,500	(6)	(12)	(18)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.655	Annual	01/24/2034		1,500	(6)	(22)	(28)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.665	Annual	01/24/2034		1,400	(6)	(19)	(25)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.685	Annual	01/24/2034		1,900	(8)	(23)	(31)	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	3.860	Annual	02/21/2034		2,200	(10)	9	(1)	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	3.710	Annual	03/05/2034		3,400	(13)	(28)	(41)	0	(3)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2034		17,200	86	(21)	65	9	0
Receive	1-Day USD-SOFR Compounded-OIS	2.617	Annual	02/15/2048		16,900	0	3,014	3,014	0	(22)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	12/21/2052		27,500	5,367	3,973	9,340	0	(42)
Pay	1-Day USD-SOFR Compounded-OIS	3.370	Annual	07/12/2053		2,200	(14)	(122)	(136)	5	0
Pay	1-Day USD-SOFR Compounded-OIS	3.555	Annual	03/05/2054		500	(4)	(3)	(7)	1	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	123

Schedule of Investments	PIMCO Moderate Duration Fund	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	9.815%	Maturity	01/04/2027	BRL	168,900	$0	$(269)	$(269)	$0	$(65)
Pay	1-Year BRL-CDI	9.832	Maturity	01/04/2027		153,900	0	(231)	(231)	0	(56)
Pay	1-Year BRL-CDI	9.842	Maturity	01/04/2027		4,000	0	(6)	(6)	0	(1)
Pay(5)	6-Month AUD-BBR-BBSW	4.750	Semi-Annual	12/20/2033	AUD	54,600	(704)	1,112	408	136	0
Pay(5)	6-Month EUR-EURIBOR	2.750	Annual	09/18/2034	EUR	29,500	492	178	670	169	0
Receive(5)	6-Month EUR-EURIBOR	2.500	Annual	09/18/2054		12,100	(484)	(134)	(618)	0	(145)
Pay	CAONREPO Index	3.750	Semi-Annual	12/20/2025	CAD	58,900	(776)	223	(553)	0	(34)
Receive	CAONREPO Index	3.500	Semi-Annual	06/01/2032		18,200	(149)	117	(32)	19	0
Receive	CAONREPO Index	3.750	Semi-Annual	12/20/2033		3,900	(23)	(30)	(53)	5	0

							$4,612	$7,456	$12,068	$618	$(664)

Total Swap Agreements							$4,745	$7,750	$12,495	$620	$(665)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$60	$620	$680	$0	$(860)	$(665)	$(1,525)

(j)

Securities with an aggregate market value of $7,595 and cash of $22,956 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(k) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2024	AUD	414		$271	$2	$0
	04/2024		$28	AUD	43	0	0
	05/2024	AUD	43		$28	0	0

BOA	04/2024	EUR	1,843		2,000	12	0
	04/2024	GBP	9,749		12,443	138	0
	04/2024	JPY	678,921		4,493	8	0
	04/2024		$39	AUD	60	0	0
	04/2024		259	GBP	205	0	0
	05/2024	AUD	60		$39	0	0
	05/2024		$4,493	JPY	675,834	0	(8)

BPS	04/2024	AUD	333		$217	0	0
	04/2024	CNH	4,704		655	7	0
	04/2024	EUR	4,119		4,507	64	0
	04/2024	GBP	18,641		23,663	135	0
	04/2024		$239	CNH	1,737	0	0

124	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2024		$556	GBP	440	$0	$(1)
	05/2024	CNH	1,735		$239	0	0
	05/2024	TWD	9,414		305	10	0
	06/2024		58,944		1,904	56	0
	06/2024		$233	IDR	3,676,175	0	(2)
	06/2024		1,106	INR	92,131	0	(4)
	07/2024		3,293	PLN	13,344	43	0

BRC	04/2024	CNH	6,554		$912	9	0
	04/2024		$6	NOK	67	0	0
	04/2024		1,770	TRY	59,105	0	(2)
	04/2024	ZAR	360		$19	0	0
	05/2024		$2,572	TRY	87,351	0	(11)
	06/2024		3,153	TWD	99,603	0	(29)

CBK	04/2024	BRL	14,105		$2,813	0	0
	04/2024	CHF	5,354		6,110	173	0
	04/2024	CNH	5,220		725	6	0
	04/2024	GBP	121		155	2	0
	04/2024		$2,868	BRL	14,105	0	(56)
	05/2024		2,810		14,139	0	0

DUB	04/2024	EUR	18,852		$20,491	152	0

FAR	04/2024	JPY	1,159,352		7,668	9	0
	05/2024		$7,668	JPY	1,154,092	0	(9)

GLM	06/2024		1,390	TRY	49,463	0	(3)
	07/2024	BRL	109,900		$21,888	164	0
	03/2025		$795	TRY	38,092	19	0

JPM	04/2024	CAD	13,787		$10,218	39	0
	04/2024		$50	TRY	1,646	1	0
	05/2024		3,428		116,452	1	(4)
	06/2024	THB	166		$5	0	0
	06/2024	TWD	32,553		1,059	38	0
	06/2024		$901	IDR	14,232,432	0	(6)
	06/2024		3	MXN	45	0	0

MBC	04/2024	CNH	32,456		$4,512	41	0
	04/2024	GBP	142		181	2	0
	04/2024	THB	233		7	0	0
	04/2024		$10,168	CAD	13,789	12	0
	04/2024		35,132	GBP	27,815	0	(26)
	04/2024		5,284	JPY	791,847	0	(53)
	05/2024	CAD	13,783		$10,168	0	(12)
	05/2024	GBP	27,815		35,138	26	0
	06/2024		$416	IDR	6,576,812	0	(2)

MYI	04/2024	CNH	4,510		$630	9	0
	04/2024	SEK	43,270		4,207	165	0
	04/2024		$26,854	EUR	24,814	0	(83)
	04/2024		4,102	SEK	43,269	0	(60)
	05/2024	EUR	24,814		$26,886	85	0
	05/2024	SEK	43,216		4,102	60	0
	06/2024		$320	IDR	4,975,789	0	(8)

RBC	04/2024		2	MXN	30	0	0

SCX	04/2024	CNH	19,652		$2,734	27	0
	06/2024		$861	IDR	13,610,059	0	(6)
	06/2024		1,704	INR	141,876	0	(7)

SSB	05/2024	MXN	33,906		$1,995	0	(31)

TOR	04/2024	AUD	4,179		2,739	16	0
	04/2024		$5,941	CHF	5,357	0	(2)
	04/2024		7,020	JPY	1,049,167	0	(89)
	05/2024	AUD	51		$34	0	0
	05/2024	CHF	5,339		5,941	2	0

UAG	04/2024		$3,118	AUD	4,771	0	(9)
	04/2024		245	GBP	194	0	(1)
	04/2024	ZAR	232,863		$12,435	156	0
	05/2024	AUD	4,771		3,121	10	0

Total Forward Foreign Currency Contracts						$1,699	$(524)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	125

Schedule of Investments	PIMCO Moderate Duration Fund	(Cont.)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.500%	04/08/2024	1,400	$(3)	$0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.850	04/08/2024	1,400	(3)	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.560	04/18/2024	4,300	(13)	(24)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.850	04/18/2024	4,300	(13)	(2)

CKL	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.480	04/29/2024	3,800	(5)	(6)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.780	04/29/2024	3,800	(6)	(5)

FAR	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.705	04/22/2024	3,200	(11)	(10)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.105	04/22/2024	3,200	(11)	(4)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.690	04/26/2024	8,000	(23)	(29)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.090	04/26/2024	8,000	(23)	(14)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.697	04/02/2024	10,600	(83)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.697	04/02/2024	10,600	(83)	(239)
	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.430	04/12/2024	2,600	(4)	(1)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.770	04/12/2024	2,600	(4)	(2)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	04/08/2024	1,200	(4)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.900	04/08/2024	1,200	(4)	(3)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.680	04/15/2024	1,100	(4)	(2)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.080	04/15/2024	1,100	(4)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.685	04/18/2024	1,200	(5)	(3)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	04/18/2024	3,900	(14)	(15)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.085	04/18/2024	1,200	(5)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.150	04/18/2024	3,900	(14)	(3)

JPM	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.560	04/22/2024	2,300	(3)	(4)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.860	04/22/2024	2,300	(3)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550	04/12/2024	3,500	(12)	(2)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.950	04/12/2024	3,500	(12)	(8)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.480	04/25/2024	1,500	(4)	(6)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.770	04/25/2024	1,500	(4)	(2)

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	04/02/2024	1,400	(3)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.250	04/02/2024	1,400	(3)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.627	04/01/2024	4,800	(17)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.688	04/01/2024	800	(3)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.024	04/01/2024	4,800	(18)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.088	04/01/2024	800	(3)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	04/11/2024	2,400	(9)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.900	04/11/2024	2,400	(9)	(8)

Total Written Options							$(442)	$(396)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
GST	South Africa Government International Bond	1.000%	Quarterly	06/20/2024	0.518%	$2,700	$(113)	$117	$4	$0

MYC	Colombia Government International Bond	1.000	Quarterly	06/20/2027	1.005	2,700	(153)	153	0	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2027	1.202	3,000	(267)	248	0	(19)
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	1.600	5,100	(229)	152	0	(77)

Total Swap Agreements							$(762)	$670	$4	$(96)

126	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
AZD	$2	$0	$0	$2	$0	$0	$0	$0	$2	$0	$2
BOA	158	0	0	158	(8)	0	0	(8)	150	0	150
BPS	315	0	0	315	(7)	0	0	(7)	308	(340)	(32)
BRC	9	0	0	9	(42)	0	0	(42)	(33)	0	(33)
CBK	181	0	0	181	(56)	(26)	0	(82)	99	0	99
CKL	0	0	0	0	0	(11)	0	(11)	(11)	0	(11)
DUB	152	0	0	152	0	0	0	0	152	0	152
FAR	9	0	0	9	(9)	(57)	0	(66)	(57)	0	(57)
GLM	183	0	0	183	(3)	(270)	0	(273)	(90)	0	(90)
GST	0	0	4	4	0	0	0	0	4	0	4
JPM	79	0	0	79	(10)	(23)	0	(33)	46	0	46
MBC	81	0	0	81	(93)	0	0	(93)	(12)	0	(12)
MYC	0	0	0	0	0	(9)	(96)	(105)	(105)	201	96
MYI	319	0	0	319	(151)	0	0	(151)	168	48	216
SCX	27	0	0	27	(13)	0	0	(13)	14	0	14
SSB	0	0	0	0	(31)	0	0	(31)	(31)	0	(31)
TOR	18	0	0	18	(91)	0	0	(91)	(73)	0	(73)
UAG	166	0	0	166	(10)	0	0	(10)	156	0	156

Total Over the Counter	$1,699	$0	$4	$1,703	$(524)	$(396)	$(96)	$(1,016)

(l)

Securities with an aggregate market value of $249 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2024.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	127

Schedule of Investments	PIMCO Moderate Duration Fund	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$60	$60
Swap Agreements	0	2	0	0	618	620

	$0	$2	$0	$0	$678	$680

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,699	$0	$1,699
Swap Agreements	0	4	0	0	0	4

	$0	$4	$0	$1,699	$0	$1,703

	$0	$6	$0	$1,699	$678	$2,383

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$860	$860
Swap Agreements	0	1	0	0	664	665

	$0	$1	$0	$0	$1,524	$1,525

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$524	$0	$524
Written Options	0	0	0	0	396	396
Swap Agreements	0	96	0	0	0	96

	$0	$96	$0	$524	$396	$1,016

	$0	$97	$0	$524	$1,920	$2,541

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$242	$242
Futures	0	0	0	0	(10,224)	(10,224)
Swap Agreements	0	298	0	0	1,045	1,343

	$0	$298	$0	$0	$(8,937)	$(8,639)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,270)	$0	$(2,270)
Written Options	0	0	0	0	1,308	1,308
Swap Agreements	0	137	0	0	0	137

	$0	$137	$0	$(2,270)	$1,308	$(825)

	$0	$435	$0	$(2,270)	$(7,629)	$(9,464)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$634	$634
Futures	0	0	0	0	(10,538)	(10,538)
Swap Agreements	0	38	0	0	5,962	6,000

	$0	$38	$0	$0	$(3,942)	$(3,904)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,417	$0	$1,417
Written Options	0	0	0	0	(57)	(57)
Swap Agreements	0	438	0	0	0	438

	$0	$438	$0	$1,417	$(57)	$1,798

	$0	$476	$0	$1,417	$(3,999)	$(2,106)

128	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Loan Participations and Assignments	$0	$1,303	$0	$1,303
Corporate Bonds & Notes
Banking & Finance	0	162,864	0	162,864
Industrials	0	77,202	0	77,202
Utilities	0	38,954	0	38,954
U.S. Government Agencies	0	334,349	0	334,349
U.S. Treasury Obligations	0	810,433	0	810,433
Non-Agency Mortgage-Backed Securities	0	106,182	387	106,569
Asset-Backed Securities	1,500	205,883	34	207,417
Sovereign Issues	0	69,229	0	69,229
Short-Term Instruments
Commercial Paper	0	30,750	0	30,750
Repurchase Agreements	0	6,751	0	6,751
Short-Term Notes	0	11	0	11
U.S. Treasury Bills	0	62	0	62

	$1,500	$1,843,973	$421	$1,845,894

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$22,949	$0	$0	$22,949

Total Investments	$24,449	$1,843,973	$421	$1,868,843

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(36,142)	$0	$(36,142)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	60	620	0	680
Over the counter	0	1,703	0	1,703

	$60	$2,323	$0	$2,383

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(145)	(1,380)	0	(1,525)
Over the counter	0	(1,016)	0	(1,016)

	$(145)	$(2,396)	$0	$(2,541)

Total Financial Derivative Instruments	$(85)	$(73)	$0	$(158)

Totals	$24,364	$1,807,758	$421	$1,832,543

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	129

Schedule of Investments	PIMCO Mortgage-Backed Securities Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 185.0%

CORPORATE BONDS & NOTES 0.1%

BANKING & FINANCE 0.1%

Preferred Term Securities Ltd.
6.482% (TSFR3M + 1.122%) due 07/03/2033 ~	$82	$82

Total Corporate Bonds & Notes (Cost $69)		82

U.S. GOVERNMENT AGENCIES 160.7%

Fannie Mae
0.000% due 04/25/2043 - 10/25/2045 •	745	514
0.000% due 07/25/2044 - 03/25/2045 ~(a)	207	9
0.041% due 08/25/2044 ~(a)	33	1
0.047% due 01/25/2045 ~(a)	37	2
0.068% due 04/25/2055 ~(a)	87	3
0.089% due 08/25/2055 ~(a)	51	2
0.119% due 08/25/2054 ~(a)	73	3
0.138% due 07/25/2052 ~(a)	52	2
0.148% due 10/25/2046 ~(a)	15	1
0.165% due 06/25/2044 •(a)	219	17
0.170% due 07/25/2045 ~(a)	184	7
0.200% due 02/25/2043 •(a)	121	1
0.261% due 09/25/2045 ~(a)	40	2
0.565% due 11/25/2049 •(a)	73	9
1.150% due 11/25/2035 •(a)	378	28
2.000% due 08/25/2042	560	465
2.242% due 01/25/2031 ~(a)	1,711	129
2.500% due 07/01/2046 - 12/01/2046	219	184
2.500% due 02/25/2051 (a)	593	94
2.944% due 07/25/2039	128	114
3.000% due 07/25/2045 - 02/01/2057	1,280	991
3.000% due 04/25/2046 (a)	110	13
3.500% due 03/25/2044 - 01/01/2057	1,849	1,668
3.500% due 04/25/2046 (a)	37	3
3.517% due 08/25/2050 •	150	144
3.575% due 02/01/2026	500	486
4.000% due 06/01/2033 - 11/25/2045	786	689
4.140% due 04/01/2028	156	153
4.385% due 04/01/2033	166	162
4.425% due 04/01/2035 •	12	12
4.490% due 04/01/2033	200	197
4.500% due 09/01/2033 - 04/01/2059	1,558	1,477
4.590% due 06/01/2033	335	332
4.680% due 06/01/2030	1,480	1,475
4.700% due 04/01/2033	313	311
4.770% due 12/01/2029	90	90
4.827% due 04/01/2033 •	8	9
5.175% due 02/01/2036 •	94	93
5.271% due 05/01/2035 •	17	18
5.496% due 12/25/2036 •	329	321
5.504% due 09/01/2041 •	35	36
5.522% due 11/01/2048 •	128	131
5.525% due 07/01/2035 •	11	11
5.555% due 06/25/2033 •	9	8
5.556% due 03/25/2034 •	27	27
5.565% due 06/25/2032 •	37	36
5.586% due 08/25/2034 •	1	1
5.605% due 11/25/2032 •	12	11
5.645% due 12/25/2050 •	977	979
5.646% due 01/01/2035 •	8	8
5.671% due 10/01/2035 •	1	1
5.675% due 09/01/2034 •	21	21
5.719% due 11/01/2034 •	3	3
5.728% due 10/01/2035 •	11	11
5.735% due 12/25/2048 •	348	342
5.740% due 01/01/2036 •	62	64
5.745% due 07/01/2035 •	4	4
5.750% due 05/25/2035 ~	27	28
5.755% due 10/01/2032 •	82	81
5.769% due 02/01/2035 •	13	13
5.780% due 05/01/2038 •	183	188
5.785% due 03/01/2035 •	1	1
5.795% due 12/01/2034 •	3	3
5.805% due 03/01/2035 •	3	3
5.835% due 03/25/2049 •	232	228

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.885% due 07/25/2036 •	$182	$180
5.935% due 03/25/2032 - 11/25/2059 •	1,068	1,052
5.969% due 02/01/2035 •	8	9
5.987% due 09/01/2035 •	11	10
5.998% due 03/01/2035 •	3	3
6.030% due 11/01/2035 •	7	7
6.042% due 02/01/2035 •	5	6
6.095% due 04/25/2037 •	249	247
6.099% due 10/01/2037 •	255	263
6.157% due 07/01/2035 •	15	16
6.212% due 02/01/2035 •	3	3
6.260% due 10/01/2028 •	1	1
6.276% due 02/01/2042 •	25	25
6.281% due 08/01/2042 - 10/01/2044 •	253	251
6.290% due 02/01/2035 •	5	5
6.398% due 05/01/2035 •	25	25
6.435% due 04/25/2032 •	24	25
6.500% due 01/25/2032	12	13
6.500% due 04/25/2038 (a)	12	3
6.764% due 11/01/2035 •	11	11
6.765% due 08/01/2027 •	6	6
7.221% due 02/01/2035 •	4	4
7.353% due 01/01/2035 •	25	26
7.363% due 01/01/2035 •	6	6
7.368% due 01/01/2035 •	5	5
7.371% due 01/01/2035 •	13	13
7.412% due 05/01/2035 •	27	27
7.425% due 05/01/2035 •	2	2
8.000% due 07/25/2034	204	217

Freddie Mac
0.000% due 05/15/2035 - 05/15/2041 •	428	362
0.000% due 10/15/2037 - 10/15/2041 ~(a)	48	2
0.000% due 08/15/2056 - 10/15/2058 (b)(d)	942	663
0.079% due 02/15/2038 ~(a)	24	1
0.131% due 03/15/2037 ~(a)	14	1
0.136% due 05/15/2037 ~(a)	11	1
0.145% due 08/15/2041 ~(a)	12	1
0.169% due 11/15/2036 ~(a)	38	2
0.188% due 08/15/2036 ~(a)	20	1
0.215% due 11/15/2038 ~(a)	39	2
0.290% due 06/15/2038 ~(a)	31	2
0.767% due 01/15/2043 •(a)	925	90
2.000% due 11/25/2050 (a)	415	55
2.500% due 01/15/2045 - 09/01/2046	338	291
2.500% due 03/15/2052 - 10/15/2052 (a)	3,823	592
3.000% due 10/01/2026 - 12/25/2046	3,839	3,131
3.050% due 03/01/2032	221	195
3.500% due 01/15/2043 - 08/15/2045 (a)	372	61
3.500% due 10/15/2044 - 12/01/2048	1,168	972
4.000% due 03/15/2042 - 05/15/2048	2,344	1,953
4.000% due 09/15/2045 - 04/15/2046 (a)	873	134
4.400% due 06/01/2030	82	81
4.500% due 04/01/2039 - 04/01/2044	274	268
5.000% due 09/01/2033 - 03/01/2049	1,092	1,097
5.140% due 04/01/2035 •	5	5
5.260% due 04/01/2035 •	11	11
5.500% due 11/01/2030 - 09/01/2039	727	734
5.500% due 10/15/2035 (a)	61	9
5.520% due 09/01/2035 •	39	39
5.550% due 10/01/2039 •	180	184
5.644% due 10/15/2040 •	791	786
5.645% due 08/15/2040 •	824	824
5.683% due 05/15/2035 •	15	15
5.778% due 08/01/2036 •	4	4
5.798% due 10/15/2037 - 04/15/2038 •	303	299
5.883% due 12/15/2031 •	21	21
5.933% due 09/15/2030 - 06/15/2042 •	169	167
5.942% due 06/01/2035 •	9	9
5.966% due 03/01/2035 •	1	1
5.990% due 02/01/2035 •	1	1
5.992% due 01/01/2035 •	4	4
6.000% due 08/01/2026 - 05/01/2040	415	430

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.014% due 11/01/2036 •	$61	$63
6.239% due 02/01/2035 •	4	4
6.260% due 09/01/2034 •	88	91
6.289% due 02/25/2045 •	71	68
6.338% due 11/01/2031 •	5	5
6.350% due 01/01/2034 •	2	2
6.446% due 05/01/2032 •	6	6
6.498% due 02/01/2035 •	1	1
6.500% due 05/15/2028 - 03/15/2029	166	168
7.000% due 05/15/2037	426	450

Ginnie Mae
0.000% due 12/20/2036 (b)(d)	99	92
0.000% due 06/20/2042 - 12/20/2045 ~(a)	381	12
0.000% due 08/20/2045 - 09/20/2045 •	223	147
2.000% due 03/20/2043	61	50
3.000% due 02/15/2043 - 11/20/2067	4,557	4,041
3.500% due 02/15/2042 - 02/20/2053	8,200	7,503
3.500% due 08/20/2042 (a)	226	26
4.000% due 03/15/2045 - 04/20/2048	1,671	1,609
4.000% due 06/20/2045 (a)	325	48
4.070% due 01/15/2050	1,133	1,126
4.500% due 07/15/2039 - 02/20/2049	924	894
5.000% due 11/20/2034 - 12/20/2048	829	835
5.500% due 09/15/2033 - 12/15/2039	99	99
5.794% due 02/20/2068 •	11	11
5.874% due 05/20/2065 •	7	7
5.924% due 03/20/2061 •	12	12
6.000% due 05/20/2042	24	25
6.084% due 01/20/2065 •	34	34
6.164% due 09/20/2063 •	83	83
6.194% due 09/20/2065 •	449	447
6.219% due 01/20/2074 •	1,006	1,010
6.249% due 01/20/2074 •	2,010	2,023
6.319% due 12/20/2073 •	1,507	1,520
6.444% due 04/20/2063 - 08/20/2063 •	743	749
6.494% due 07/20/2070 - 08/20/2070 •	2,496	2,539
6.500% due 07/15/2024 - 08/15/2038	230	238
6.694% due 10/20/2070 •	698	704
6.744% due 09/20/2063 •	50	50

Ginnie Mae, TBA
2.500% due 04/01/2054	4,650	3,961
3.000% due 04/01/2054	8,450	7,453
3.500% due 04/01/2054	2,800	2,548
4.000% due 04/01/2054	4,350	4,073
4.500% due 04/01/2054	1,250	1,201
5.000% due 05/01/2054	2,000	1,966

Uniform Mortgage-Backed Security
2.000% due 01/01/2028 - 05/01/2036	2,123	1,902
2.500% due 06/01/2028 - 04/01/2052	6,444	5,434
2.500% due 08/01/2051 (g)	3,622	3,044
3.000% due 10/01/2026 - 04/01/2052	13,864	12,326
3.000% due 03/01/2050 (g)	3,144	2,741
3.500% due 12/01/2033 - 09/01/2052	13,585	12,387
3.500% due 08/01/2043 (g)	3,644	3,347
4.000% due 07/01/2033 - 06/01/2049	8,201	7,802
4.500% due 07/01/2039 - 08/01/2053	6,768	6,555
4.500% due 07/01/2052 - 08/01/2053 (g)	7,191	6,912
5.000% due 02/01/2053 - 08/01/2053	4,396	4,327
5.500% due 08/01/2024 - 11/01/2039	234	239
6.000% due 10/01/2032 - 06/01/2053	929	954
6.500% due 11/01/2028 - 02/01/2054	1,177	1,205

Uniform Mortgage-Backed Security, TBA
1.500% due 04/01/2054	900	678
2.000% due 05/01/2039 - 05/01/2054	25,200	20,021
2.500% due 04/01/2039	850	774
3.000% due 04/01/2054	3,645	3,136
3.500% due 04/01/2039	500	475
4.500% due 04/01/2039 - 04/01/2054	6,500	6,272
5.000% due 04/01/2054 - 05/01/2054	16,800	16,396
5.500% due 05/01/2054	6,500	6,468
6.500% due 04/01/2054	28,200	28,814

Total U.S. Government Agencies (Cost $239,196)		228,635

130	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 4.9%

U.S. Treasury Inflation Protected Securities (e)
0.125% due 10/15/2024 (g)	$2,644	$2,628
0.250% due 01/15/2025 (g)	3,906	3,839
2.375% due 01/15/2025	491	490

Total U.S. Treasury Obligations (Cost $6,895)		6,957

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.9%

Angel Oak Mortgage Trust
5.985% due 01/25/2069 þ	495	494

BAMLL Commercial Mortgage Securities Trust
6.823% due 03/15/2034 •	1,000	997

Banc of America Funding Trust
5.214% due 01/20/2047 ~	106	90
6.023% due 05/20/2035 •	20	18

Banc of America Mortgage Trust
5.750% due 07/20/2032 «~	1	1

Chevy Chase Funding LLC Mortgage-Backed Certificates
5.724% due 01/25/2035 •	4	3

Citigroup Mortgage Loan Trust
6.244% due 08/25/2035 •	114	107

Commercial Mortgage Trust
6.740% due 12/15/2038 •	1,439	1,329

Countrywide Alternative Loan Trust
5.643% due 07/20/2046 •	35	28
5.654% due 05/25/2035 •	177	158
5.723% due 09/20/2046 •	279	208
5.944% due 09/25/2046 •	410	307
5.944% due 10/25/2046 «•	36	26
6.124% due 10/25/2046 •	277	197

Countrywide Home Loan Mortgage Pass-Through Trust
3.775% due 04/25/2035 ~	224	143
6.009% due 06/19/2031 «~	17	16
6.024% due 04/25/2035 «•	48	43
6.124% due 03/25/2036 «•	1	0
6.144% due 02/25/2036 «•	1	0
6.364% due 09/25/2034 «•	46	38

Credit Suisse Mortgage Capital Mortgage-Backed Trust
2.500% due 07/25/2056 ~	156	126

Freddie Mac
4.660% due 01/25/2031	600	594

GreenPoint Mortgage Funding Trust
5.844% due 10/25/2046 •	122	110
5.844% due 12/25/2046 •	166	154
5.984% due 04/25/2036 •	35	33
6.084% due 09/25/2046 •	353	279
6.124% due 10/25/2046 •	339	245

GS Mortgage Securities Corp. Trust
6.523% due 07/15/2031 •	1,100	914

GSR Mortgage Loan Trust
5.964% due 08/25/2046 •	173	43

HarborView Mortgage Loan Trust
5.921% due 03/19/2036 •	20	18

IMS Ecuadorian Mortgage Trust
3.400% due 08/18/2043	796	782

IndyMac INDX Mortgage Loan Trust
3.928% due 08/25/2036 ~	1,288	1,098
5.844% due 06/25/2046 •	48	37
5.844% due 11/25/2046 •	113	102

JP Morgan Mortgage Trust
3.000% due 01/25/2052 ~	811	681
3.000% due 04/25/2052 ~	787	665
6.344% due 11/25/2049 •	55	53

La Hipotecaria El Salvadorian Mortgage Trust
3.358% due 01/15/2046 «	436	403
3.508% due 11/24/2042 «•	504	474
4.250% due 09/29/2046 «	796	744

Lehman XS Trust
6.084% due 11/25/2046 •	344	262

MASTR Adjustable Rate Mortgages Trust
6.044% due 05/25/2047 «•	1	1
6.124% due 05/25/2047 •	450	352

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MASTR Alternative Loan Trust
5.844% due 03/25/2036 •	$960	$103

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
6.140% due 11/15/2031 •	12	12

MFA Trust
1.381% due 04/25/2065 ~	182	169

New Residential Mortgage Loan Trust
2.750% due 11/25/2059 ~	427	399

OBX Trust
3.000% due 01/25/2052 ~	361	303

Residential Accredit Loans, Inc. Trust
4.236% due 08/25/2035 ~	147	57
5.644% due 12/25/2046 •	88	76
5.904% due 05/25/2037 «•	18	15
5.984% due 05/25/2046 •	66	51

Sequoia Mortgage Trust
6.141% due 10/19/2026 «•	10	10
6.203% due 10/20/2027 «•	2	2

Structured Asset Mortgage Investments Trust
6.101% due 09/19/2032 •	4	4

Thornburg Mortgage Securities Trust
5.306% due 10/25/2046 •	32	30

Towd Point Mortgage Trust
6.444% due 05/25/2058 •	167	170

WaMu Mortgage Pass-Through Certificates Trust
6.444% due 07/25/2044 «•	33	30
6.494% due 12/25/2045 •	259	214

Washington Mutual Mortgage Pass-Through Certificates Trust
5.809% due 12/25/2046 •	105	80

Total Non-Agency Mortgage-Backed Securities (Cost $15,392)		14,098

ASSET-BACKED SECURITIES 8.1%

Aegis Asset-Backed Securities Trust
6.144% due 03/25/2035 •	248	238

Amortizing Residential Collateral Trust
6.144% due 10/25/2031 •	4	4

Anchorage Capital CLO Ltd.
6.985% due 04/20/2037 •	400	400

Apex Credit CLO Ltd.
7.122% due 04/20/2036 •	500	500

Arbor Realty Commercial Real Estate Notes Ltd.
6.790% due 11/15/2036 •	1,400	1,396

Ares CLO Ltd.
6.637% due 04/17/2033 •	500	500

Centex Home Equity Loan Trust
5.744% due 01/25/2032 «•	6	6

Citigroup Mortgage Loan Trust
5.764% due 12/25/2036 •	552	303

Countrywide Asset-Backed Certificates Trust
5.724% due 04/25/2047 •	79	76
5.944% due 03/25/2037 •	83	79

Diameter Capital CLO Ltd.
0.000% due 04/15/2037 •	500	500

EMC Mortgage Loan Trust
6.944% due 08/25/2040 «•	27	26

Generate CLO Ltd.
0.000% due 10/20/2036 •	500	502

GSAA Home Equity Trust
6.044% due 03/25/2037 •	179	70

GSAMP Trust
5.574% due 12/25/2046 •	399	209
5.584% due 12/25/2036 •	801	414

Home Equity Asset Trust
6.044% due 11/25/2032 «•	3	2

HSI Asset Securitization Corp. Trust
5.584% due 01/25/2037 •	278	207

KKR CLO Ltd.
6.757% due 02/09/2035 •	500	498

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Marathon CLO Ltd.
6.698% due 01/20/2033 •	$300	$301

Morgan Stanley ABS Capital, Inc. Trust
5.514% due 10/25/2036 •	402	215

Morgan Stanley Mortgage Loan Trust
6.164% due 04/25/2037 •	495	136

Palmer Square CLO Ltd.
6.638% due 04/20/2035 •	150	150

PRET LLC
1.744% due 07/25/2051 þ	2,012	1,951
3.721% due 07/25/2051 þ	855	834

Residential Asset Securities Corp. Trust
5.694% due 11/25/2036 •	566	494

Saxon Asset Securities Trust
7.194% due 12/25/2037 •	163	137

Securitized Asset-Backed Receivables LLC Trust
6.089% due 01/25/2035 «•	41	41

Sycamore Tree CLO Ltd.
7.003% due 01/20/2037 •	300	300

TCW CLO Ltd.
6.922% due 01/16/2037 •	500	500

Trinitas CLO Ltd.
6.693% due 04/25/2033 •	500	502

United National Home Loan Owner Trust
6.910% due 03/25/2025 «þ	3	3

Total Asset-Backed Securities (Cost $12,041)		11,494

SHORT-TERM INSTRUMENTS 1.3%

REPURCHASE AGREEMENTS (f) 1.3%
		1,870

U.S. TREASURY BILLS 0.0%
5.374% due 05/09/2024 - 06/06/2024 (c)(d)	19	19

Total Short-Term Instruments (Cost $1,889)		1,889

Total Investments in Securities (Cost $275,482)		263,155

	SHARES
INVESTMENTS IN AFFILIATES 1.3%

SHORT-TERM INSTRUMENTS 1.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.3%

PIMCO Short-Term Floating NAV Portfolio III	186,173	1,811

Total Short-Term Instruments (Cost $1,811)		1,811

Total Investments in Affiliates (Cost $1,811)		1,811

Total Investments 186.3% (Cost $277,293)		$264,966

Financial Derivative Instruments (h)(i) 0.2% (Cost or Premiums, net $(54))		245

Other Assets and Liabilities, net (86.5)%		(122,963)

Net Assets 100.0%		$142,248

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	131

Schedule of Investments	PIMCO Mortgage-Backed Securities Fund	(Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BRC	5.400%	03/28/2024	04/04/2024	$1,677	U.S. Treasury Notes 1.375% due 12/31/2028	$(1,674)	$1,677	$1,678
FICC	2.600	03/28/2024	04/01/2024	193	U.S. Treasury Notes 5.000% due 09/30/2025	(197)	193	193

Total Repurchase Agreements						$(1,871)	$1,870	$1,871

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
DEU	5.450%	03/13/2024	04/11/2024	$(12,692)	$(12,728)
	5.450	03/21/2024	04/11/2024	(1,950)	(1,953)
JPS	5.420	03/05/2024	04/02/2024	(6,440)	(6,467)

Total Reverse Repurchase Agreements					$(21,148)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(3)
U.S. Government Agencies (26.1)%
Ginnie Mae, TBA	2.000%	04/01/2054	$1,400	$(1,135)	$(1,147)
Uniform Mortgage-Backed Security, TBA	1.500	04/01/2039	5,000	(4,366)	(4,331)
Uniform Mortgage-Backed Security, TBA	2.500	05/01/2054	400	(333)	(331)
Uniform Mortgage-Backed Security, TBA	3.000	04/01/2039	500	(467)	(466)
Uniform Mortgage-Backed Security, TBA	3.500	05/01/2054	17,300	(15,559)	(15,495)
Uniform Mortgage-Backed Security, TBA	4.000	04/01/2039	1,200	(1,164)	(1,162)
Uniform Mortgage-Backed Security, TBA	4.000	05/01/2054	6,050	(5,578)	(5,606)
Uniform Mortgage-Backed Security, TBA	5.000	04/11/2054	2,700	(2,621)	(2,635)
Uniform Mortgage-Backed Security, TBA	6.000	04/01/2054	900	(907)	(908)
Uniform Mortgage-Backed Security, TBA	6.000	05/01/2054	5,000	(5,044)	(5,045)

Total U.S. Government Agencies				(37,174)	(37,126)

U.S. Treasury Obligations (1.2)%
U.S. Treasury Notes	1.375%	12/31/2028	1,900	(1,636)	(1,674)

Total Short Sales (27.3)%				$(38,810)	$(38,800)

132	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BRC	$1,678	$0	$0	$0	$1,678	$(1,674)	$4
DEU	0	(14,681)	0	0	(14,681)	15,011	330
FICC	193	0	0	0	193	(197)	(4)
JPS	0	(6,467)	0	0	(6,467)	6,467	0

Master Securities Forward Transaction Agreement
BCY	0	0	0	(1,674)	(1,674)	0	(1,674)

Total Borrowings and Other Financing Transactions	$1,871	$(21,148)	$0	$(1,674)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Government Agencies	$0	$(14,681)	$0	$0	$(14,681)
U.S. Treasury Obligations	0	(6,467)	0	0	(6,467)

Total Borrowings	$0	$(21,148)	$0	$0	$(21,148)

Payable for reverse repurchase agreements					$(21,148)

(g)	Securities with an aggregate market value of $21,478 have been pledged as collateral under the terms of the above master agreements as of March 31, 2024.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(13,756) at a weighted average interest rate of 5.378%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for short sales includes $20 of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(h) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
3-Month SOFR Active Contract March Futures	06/2024	380	$	89,939	$(216)	$0	$(2)
U.S. Treasury 5-Year Note June Futures	06/2024	50		5,351	6	0	(6)
U.S. Treasury 10-Year Note June Futures	06/2024	293		32,463	166	0	(23)
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2024	24		2,751	27	0	0

					$(17)	$0	$(31)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
3-Month SOFR Active Contract June Futures	09/2024	240	$	(56,919)	$184	$12	$0
3-Month SOFR Active Contract September Futures	12/2024	140		(33,297)	(17)	16	0
U.S. Treasury 2-Year Note June Futures	06/2024	11		(2,249)	2	2	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2024	8		(1,032)	(30)	0	(4)

					$139	$30	$(4)

Total Futures Contracts					$122	$30	$(35)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	133

Schedule of Investments	PIMCO Mortgage-Backed Securities Fund	(Cont.)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-SOFR Compounded-OIS	0.250%	Semi-Annual	06/16/2024	$	19,000	$51	$202	$253	$12	$0
Receive	1-Day USD-SOFR Compounded-OIS	4.600	Annual	02/02/2025		11,500	15	52	67	5	0
Receive	1-Day USD-SOFR Compounded-OIS	4.100	Annual	02/05/2025		21,000	44	179	223	9	0
Pay	1-Day USD-SOFR Compounded-OIS	4.600	Annual	02/05/2025		21,000	(21)	(99)	(120)	0	(8)
Receive	1-Day USD-SOFR Compounded-OIS	4.600	Annual	02/06/2025		20,000	16	98	114	8	0
Receive	1-Day USD-SOFR Compounded-OIS	1.400	Semi-Annual	04/05/2025		11,600	6	521	527	11	0
Receive	1-Day USD-SOFR Compounded-OIS	1.500	Semi-Annual	05/04/2025		16,300	8	688	696	15	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/21/2025		225	1	5	6	0	0
Receive	1-Day USD-SOFR Compounded-OIS	4.000	Annual	12/20/2026		32,800	(375)	750	375	35	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/20/2028		6,500	(99)	203	104	11	0
Receive	1-Day USD-SOFR Compounded-OIS	3.858	Annual	03/08/2029		500	2	2	4	1	0
Pay	1-Day USD-SOFR Compounded-OIS	3.569	Annual	07/10/2030		700	(3)	(20)	(23)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.740	Annual	07/10/2030		350	(1)	(7)	(8)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	4.123	Annual	10/06/2030		700	(3)	7	4	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	4.118	Annual	10/10/2030		2,100	(12)	23	11	0	(3)
Pay	1-Day USD-SOFR Compounded-OIS	4.135	Annual	10/10/2030		2,000	(8)	21	13	0	(3)
Pay	1-Day USD-SOFR Compounded-OIS	4.145	Annual	10/10/2030		1,000	(4)	11	7	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	4.155	Annual	10/10/2030		2,600	(13)	33	20	0	(4)
Receive	1-Day USD-SOFR Compounded-OIS	4.185	Annual	10/10/2030		4,200	21	(61)	(40)	6	0
Pay	1-Day USD-SOFR Compounded-OIS	4.320	Annual	10/10/2030		300	(1)	6	5	0	0
Pay	1-Day USD-SOFR Compounded-OIS	4.012	Annual	11/08/2030		2,500	(18)	19	1	0	(4)
Pay	1-Day USD-SOFR Compounded-OIS	4.180	Annual	11/08/2030		3,000	(20)	52	32	0	(4)
Pay	1-Day USD-SOFR Compounded-OIS	4.192	Annual	11/08/2030		1,000	(7)	18	11	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2030		11,200	(59)	383	324	17	0
Receive	1-Day USD-SOFR Compounded-OIS	3.550	Annual	12/22/2030		1,550	63	(23)	40	2	0
Pay	1-Day USD-SOFR Compounded-OIS	3.705	Annual	01/10/2031		2,900	13	(58)	(45)	0	(4)
Receive	1-Day USD-SOFR Compounded-OIS	3.710	Annual	03/12/2031		700	15	(7)	8	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033		9,700	(103)	422	319	8	0
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	02/07/2034		5,000	33	121	154	4	0
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	02/09/2034		5,000	36	117	153	4	0
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	02/13/2034		4,100	30	95	125	3	0
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	03/01/2034		2,000	16	43	59	2	0
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	03/06/2034		2,000	15	44	59	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.250	Annual	12/20/2053		2,400	148	22	170	0	(4)

Total Swap Agreements							$(214)	$3,862	$3,648	$155	$(39)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$30	$155	$185	$0	$(35)	$(39)	$(74)

Cash of $3,824 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(i) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.000%	05/28/2024	4,200	$5	$3
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.383	04/04/2024	800	5	0

CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.000	09/25/2025	10,500	17	16

DUB	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.750	10/31/2024	2,900	3	5
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	12/16/2024	6,000	7	2

134	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.380%	04/04/2024	800	$5	$0
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500	08/19/2024	400	8	3
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.200	08/19/2024	400	8	2
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.250	11/29/2024	2,800	67	31
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	01/28/2025	4,600	27	10

FAR	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	04/26/2024	10,100	5	0

GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.250	08/19/2024	4,300	9	1
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.300	03/13/2025	2,000	4	1
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.365	08/19/2024	400	7	2
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.265	08/19/2024	400	7	2
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	03/10/2025	1,600	11	7

JPM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.250	03/03/2025	5,000	8	4
	Put - OTC 6-Month Interest Rate Swap	3-Month USD-LIBOR	Receive	5.000	08/23/2024	21,700	17	17
	Put - OTC 6-Month Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	08/23/2024	21,700	4	4

MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	05/14/2024	4,100	2	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.000	06/14/2024	5,500	9	4
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.250	10/24/2024	5,000	4	2
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.000	12/16/2024	2,800	5	3
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	01/21/2025	10,900	12	5
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.000	03/25/2025	10,300	13	12
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.250	04/04/2024	800	2	0
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.513	04/05/2024	1,700	37	0
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.013	04/05/2024	1,700	37	90
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.670	04/11/2024	1,500	31	0
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.170	04/11/2024	1,500	31	64
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.732	04/24/2024	1,300	29	0
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.232	04/24/2024	1,300	29	50

NGF	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	05/07/2024	2,600	2	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	05/10/2024	5,000	3	0

							$470	$340

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	$	96.453	04/04/2024	1,500	$6	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054		96.578	04/04/2024	2,000	6	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054		96.203	05/06/2024	1,000	4	2
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 06/01/2054		96.375	06/06/2024	2,000	13	10

JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 5.500% due 05/01/2054		97.813	05/06/2024	1,000	4	1

MSC	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 06/01/2054		96.402	06/06/2024	2,000	13	10
	Put - OTC Uniform Mortgage-Backed Security, TBA 6.000% due 06/01/2054		98.852	06/06/2024	2,500	4	3

SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054		96.133	05/06/2024	2,000	12	4
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 06/01/2054		96.313	06/06/2024	2,000	12	9
	Put - OTC Uniform Mortgage-Backed Security, TBA 6.000% due 05/01/2054		98.719	05/06/2024	2,000	5	1

						$79	$40

Total Purchased Options						$549	$380

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.959%	04/04/2024	1,800	$(6)	$(2)
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.981	05/06/2024	800	(4)	(3)
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.020	05/06/2024	1,900	(12)	(7)
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.916	06/06/2024	1,600	(12)	(13)

BPS	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.073	05/06/2024	700	(4)	(2)

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.940	04/08/2024	3,100	(11)	(11)
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.990	04/04/2024	1,500	(6)	(1)
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.340	05/06/2024	1,500	(6)	(1)

JPM	Put - OTC 6-Month Interest Rate Swap	3-Month USD-LIBOR	Pay	5.250	08/23/2024	43,400	(16)	(16)

MYC	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.480	06/06/2024	1,700	(2)	(2)

NGF	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.916	06/06/2024	3,500	(26)	(29)

							$ (105)	$(87)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	135

Schedule of Investments	PIMCO Mortgage-Backed Securities Fund	(Cont.)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC Uniform Mortgage-Backed Security, TBA 6.500% due 04/01/2054	$	102.703	04/04/2024	2,000	$(5)	$0

JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054		95.078	04/04/2024	2,500	(9)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054		95.156	04/04/2024	2,400	(9)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054		96.180	04/04/2024	2,500	(10)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054		96.766	04/04/2024	3,500	(10)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054		96.797	04/04/2024	500	(2)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054		98.078	04/04/2024	2,500	(7)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054		98.156	04/04/2024	2,400	(6)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054		95.656	05/06/2024	8,000	(38)	(12)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054		97.656	05/06/2024	8,000	(28)	(49)
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 06/01/2054		96.195	06/06/2024	4,000	(19)	(17)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 06/01/2054		99.195	06/06/2024	4,000	(12)	(10)

MSC	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054		96.906	04/04/2024	5,000	(28)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054		95.672	05/06/2024	4,500	(21)	(7)
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054		96.484	05/06/2024	6,000	(35)	(16)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054		97.672	05/06/2024	4,500	(17)	(27)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054		98.484	05/06/2024	6,000	(28)	(15)

						$(284)	$(159)

Total Written Options						$(389)	$(246)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$0	$15	$0	$15	$0	$(25)	$0	$(25)	$(10)	$0	$(10)
BPS	0	0	0	0	0	(2)	0	(2)	(2)	0	(2)
CBK	0	16	0	16	0	0	0	0	16	0	16
DUB	0	53	0	53	0	0	0	0	53	(280)	(227)
GLM	0	13	0	13	0	(13)	0	(13)	0	0	0
JPM	0	26	0	26	0	(108)	0	(108)	(82)	0	(82)
MSC	0	13	0	13	0	(67)	0	(67)	(54)	0	(54)
MYC	0	230	0	230	0	(2)	0	(2)	228	(250)	(22)
NGF	0	0	0	0	0	(29)	0	(29)	(29)	0	(29)
SAL	0	14	0	14	0	0	0	0	14	0	14

Total Over the Counter	$0	$380	$0	$380	$0	$(246)	$0	$(246)

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$30	$30
Swap Agreements	0	0	0	0	155	155

	$0	$0	$0	$0	$185	$185

Over the counter
Purchased Options	$0	$0	$0	$0	$380	$380

	$0	$0	$0	$0	$565	$565

136	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$35	$35
Swap Agreements	0	0	0	0	39	39

	$0	$0	$0	$0	$74	$74

Over the counter
Written Options	$0	$0	$0	$0	$246	$246

	$0	$0	$0	$0	$320	$320

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(807)	$(807)
Swap Agreements	0	0	0	0	6,834	6,834

	$0	$0	$0	$0	$6,027	$6,027

Over the counter
Purchased Options	$0	$0	$0	$0	$(831)	$(831)
Written Options	0	0	0	0	892	892

	$0	$0	$0	$0	$61	$61

	$0	$0	$0	$0	$6,088	$6,088

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(899)	$(899)
Swap Agreements	0	0	0	0	(2,112)	(2,112)

	$0	$0	$0	$0	$(3,011)	$(3,011)

Over the counter
Purchased Options	$0	$0	$0	$0	$(86)	$(86)
Written Options	0	0	0	0	37	37

	$0	$0	$0	$0	$(49)	$(49)

	$0	$0	$0	$0	$(3,060)	$(3,060)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$82	$0	$82
U.S. Government Agencies	0	228,635	0	228,635
U.S. Treasury Obligations	0	6,957	0	6,957
Non-Agency Mortgage-Backed Securities	0	12,295	1,803	14,098
Asset-Backed Securities	0	11,416	78	11,494
Short-Term Instruments
Repurchase Agreements	0	1,870	0	1,870
U.S. Treasury Bills	0	19	0	19

	$0	$261,274	$1,881	$263,155

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,811	$0	$0	$1,811

Total Investments	$1,811	$261,274	$1,881	$264,966

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(37,126)	$0	$(37,126)
U.S. Treasury Obligations	0	(1,674)	0	(1,674)

	$0	$(38,800)	$0	$(38,800)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	185	0	185
Over the counter	0	380	0	380

	$0	$565	$0	$565

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(74)	0	(74)
Over the counter	0	(246)	0	(246)

	$0	$(320)	$0	$(320)

Total Financial Derivative Instruments	$0	$245	$0	$245

Totals	$1,811	$222,719	$1,881	$226,411

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	137

Schedule of Investments	PIMCO Mortgage-Backed Securities Fund	(Cont.)	March 31, 2024

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2024:

Category and Subcategory	Beginning Balance at 03/31/2023	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2024	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2024(1)
Investments in Securities, at Value
U.S. Government Agencies	$865	$0	$(861)	$0	$0	$(4)	$0	$0	$0	$0
Non-Agency Mortgage-Backed Securities	1,856	0	(212)	(1)	(6)	(15)	181	0	1,803	(32)
Asset-Backed Securities	0	0	0	0	0	0	78	0	78	0

Totals	$2,721	$0	$(1,073)	$(1)	$(6)	$(19)	$259	$0	$1,881	$(32)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2024	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Non-Agency Mortgage-Backed Securities	$1,621	Discounted Cash Flow	Discount Rate	5.650	—
	182	Fair Valuation of Odd Lot Positions	Adjustment Factor	2.500	—
Asset-Backed Securities	78	Fair Valuation of Odd Lot Positions	Adjustment Factor	2.500	—

Total	$1,881

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2024 may be due to an investment no longer held or categorized as Level 3 at period end.

138	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Mortgage Opportunities and Bond Fund	March 31, 2024

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 218.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.0%

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038	$498	$449

Total Loan Participations and Assignments (Cost $492)		449

CORPORATE BONDS & NOTES 0.2%

BANKING & FINANCE 0.1%

Preferred Term Securities Ltd.
5.679% (TSFR3M + 0.350%) due 03/22/2038 ~	1,246	1,178
5.891% (TSFR3M + 0.562%) due 03/22/2037 ~	225	211
5.891% (TSFR3M + 0.562%) due 09/22/2037 ~	2,327	2,047
5.971% (TSFR3M + 0.642%) due 09/23/2035 ~	26	26
6.171% (TSFR3M + 0.842%) due 03/23/2035 ~	4,000	3,600

		7,062

INDUSTRIALS 0.0%

GlaxoSmithKline Capital, Inc.
3.625% due 05/15/2025	1,600	1,575

Times Square Hotel Trust
8.528% due 08/01/2026	1,167	1,164

		2,739

UTILITIES 0.1%

PG&E Wildfire Recovery Funding LLC
4.263% due 06/01/2038	500	474
4.451% due 12/01/2049	7,800	7,028

		7,502

Total Corporate Bonds & Notes (Cost $16,943)		17,303

MUNICIPAL BONDS & NOTES 0.0%

MICHIGAN 0.0%

Detroit, Michigan General Obligation Bonds, Series 2014
4.000% due 04/01/2044	4,600	3,649

Total Municipal Bonds & Notes (Cost $3,474)		3,649

U.S. GOVERNMENT AGENCIES 153.0%

Fannie Mae
0.000% due 01/25/2033 - 05/25/2048 (b)(e)	11,964	8,690
0.000% due 01/25/2033 - 05/25/2051 •	40,805	29,242
0.000% due 06/25/2043 - 02/25/2052 •(a)	642,810	6,282
0.000% due 07/25/2044 - 04/25/2046 ~(a)	21,766	267
0.030% due 03/25/2060 ~(a)	14,220	598
0.041% due 08/25/2044 ~(a)	589	26
0.047% due 01/25/2045 ~(a)	705	32
0.068% due 04/25/2055 ~(a)	1,217	48
0.089% due 08/25/2055 ~(a)	709	29
0.119% due 08/25/2054 ~(a)	500	21
0.137% due 02/25/2062 ~(a)	21,803	1,077
0.138% due 07/25/2052 ~(a)	728	29
0.147% due 01/25/2041 •	2,487	2,320
0.148% due 10/25/2046 ~(a)	258	9
0.165% due 06/25/2044 •(a)	2,912	228
0.170% due 07/25/2045 ~(a)	16,152	647
0.200% due 02/25/2043 •(a)	3,442	23
0.221% due 08/25/2033 •	379	340
0.261% due 09/25/2045 ~(a)	688	37
0.272% due 01/25/2044 ~(a)	1,112	9

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.289% due 09/25/2061 ~(a)	$8,426	$433
0.515% due 10/25/2043 - 01/25/2050 •(a)	12,852	1,639
0.525% due 12/25/2036 •(a)	299	19
0.565% due 05/25/2046 - 11/25/2049 •(a)	77,205	8,648
0.585% due 09/25/2049 •(a)	4,174	387
0.615% due 10/25/2042 - 07/25/2059 •(a)	62,683	6,889
0.628% due 10/25/2046 ~(a)	5,544	107
0.665% due 06/25/2037 - 07/25/2050 •(a)	56,711	6,293
0.715% due 09/25/2041 - 01/25/2049 •(a)	21,790	2,271
0.764% due 06/25/2048 ~	2,043	266
0.765% due 11/25/2044 - 05/25/2048 •(a)	27,057	3,192
0.765% due 05/25/2048 •	5,758	4,518
0.815% due 08/25/2041 - 02/25/2043 •(a)	14,499	1,157
0.995% due 03/25/2042 •(a)	856	112
1.015% due 09/25/2037 •(a)	1,681	79
1.165% due 09/25/2040 - 09/25/2042 •(a)	4,339	529
1.215% due 05/25/2036 •(a)	735	78
1.265% due 10/25/2026 - 08/25/2040 •(a)	400	6
1.315% due 09/25/2039 •(a)	56	6
1.365% due 12/25/2032 - 11/25/2036 •(a)	1,603	150
1.465% due 04/25/2038 •(a)	312	29
1.500% due 04/25/2037 - 01/25/2052 (a)	560,809	31,623
1.665% due 10/25/2034 •(a)	557	30
1.790% due 03/25/2040 •	73	66
2.000% due 07/25/2037 - 07/25/2052 (a)	636,975	75,856
2.000% due 12/25/2042	92	52
2.100% due 01/01/2047 •	105	97
2.242% due 01/25/2031 ~(a)	9,807	738
2.265% due 08/25/2034 •(a)	205	11
2.500% due 12/25/2027 - 10/25/2052 (a)	953,090	131,777
3.000% due 11/25/2027 - 10/25/2052 (a)	447,234	70,742
3.000% due 06/25/2033 - 07/01/2060	66,761	56,656
3.000% due 04/01/2059 (i)	31,579	27,081
3.020% due 03/01/2028	6,617	6,227
3.270% due 05/01/2047 •	558	531
3.290% due 04/01/2027 - 03/01/2028	70,774	67,646
3.430% due 05/01/2028 - 03/01/2033	10,712	10,179
3.500% due 10/25/2027 - 04/25/2053 (a)	272,670	49,232
3.500% due 05/25/2042 - 10/25/2042	841	748
3.575% due 02/01/2026	12,198	11,856
3.725% due 06/01/2048 •	134	127
3.750% due 05/25/2033 - 01/25/2044	25	24
3.781% due 12/25/2036 •	27	26
3.975% due 06/01/2048 •	112	107
4.000% due 01/25/2033 - 09/25/2051 (a)	92,862	18,455
4.000% due 06/01/2033 - 05/25/2050	9,352	7,879
4.140% due 04/01/2028	10,571	10,351
4.320% due 06/01/2028	5,563	5,485
4.374% due 02/01/2028 ~	24,995	24,529
4.385% due 04/01/2033	11,208	10,957
4.434% due 05/25/2042 ~	17	16
4.440% due 06/01/2033	12,320	12,088
4.489% due 08/25/2043 ~	17	17
4.490% due 10/01/2030 - 05/01/2033	13,652	13,459
4.500% due 06/01/2030 - 04/01/2059	31,492	30,907
4.500% due 11/25/2044 - 01/25/2050 (a)	4,255	837
4.530% due 06/01/2033	3,231	3,194

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.550% due 05/01/2028	$1,272	$1,265
4.560% due 12/01/2029	5,060	5,032
4.580% due 08/01/2033	7,368	7,307
4.590% due 06/01/2033	24,223	24,041
4.637% due 08/01/2049 •	2,011	2,039
4.640% due 09/01/2028	4,884	4,879
4.700% due 04/01/2033	18,493	18,345
4.740% due 05/01/2033	2,177	2,184
4.815% due 09/01/2028	14,232	14,320
4.840% due 07/01/2033	1,500	1,517
4.880% due 09/01/2028	23,455	23,612
4.900% due 10/01/2028	3,053	3,071
4.990% due 03/01/2031	7,960	8,077
5.000% due 11/01/2033 - 07/25/2040	170	162
5.110% due 08/01/2033	1,093	1,123
5.170% due 05/01/2031	2,820	2,890
5.230% due 10/01/2028	8,806	8,959
5.458% due 01/01/2035 •	97	98
5.500% due 02/25/2029 (a)	3	0
5.500% due 01/25/2032 ~(a)	80	8
5.500% due 12/25/2034 - 11/01/2036	1,354	1,363
5.570% due 10/01/2028	3,738	3,817
5.590% due 10/01/2031	2,238	2,345
5.610% due 10/01/2028	4,067	4,155
5.645% due 06/01/2035 - 12/25/2050 •	2,945	2,951
5.664% due 12/01/2034 •	117	117
5.673% due 12/01/2048 •	794	813
5.735% due 12/25/2047 •	38,077	37,177
5.780% due 09/01/2043 •	974	982
5.784% due 09/25/2046 •	831	823
5.880% due 02/25/2037 •	164	162
5.898% due 11/25/2059 •	1,799	1,771
5.910% due 10/01/2028	920	958
6.000% due 04/25/2032 - 02/25/2033 (a)	155	21
6.000% due 02/25/2034	71	72
6.275% due 04/25/2048 •	1,099	1,105
6.285% due 07/25/2038 •	87	87
6.300% due 06/25/2031 ~	13	13
6.317% due 01/01/2035 •	281	288
6.500% due 04/25/2038 (a)	198	55
7.000% due 11/25/2039 - 03/25/2049	70	73

Freddie Mac
0.000% due 05/01/2024 - 08/15/2057 (b)(e)	14,218	10,955
0.000% due 01/15/2033 - 08/15/2045 •	26,984	19,755
0.000% due 10/15/2037 - 08/15/2048 ~(a)	73,336	2,869
0.000% due 08/15/2040 - 03/25/2052 •(a)	162,212	5,556
0.038% due 12/15/2046 ~(a)	50,630	2,650
0.079% due 02/15/2038 ~(a)	417	24
0.097% due 08/15/2047 ~(a)	11,331	804
0.131% due 03/15/2037 ~(a)	246	12
0.136% due 05/15/2037 ~(a)	157	9
0.145% due 08/15/2041 ~(a)	212	13
0.155% due 04/15/2047 •(a)	8,422	447
0.169% due 11/15/2036 ~(a)	653	26
0.174% due 10/15/2038 ~(a)	3,082	189
0.188% due 08/15/2036 ~(a)	279	12
0.215% due 11/15/2038 ~(a)	693	41
0.290% due 06/15/2038 ~(a)	523	39
0.457% due 09/15/2043 •(a)	8,355	720
0.565% due 04/25/2048 - 11/25/2049 •(a)	23,226	2,873
0.567% due 10/15/2036 - 08/15/2042 •(a)	19,048	1,939
0.615% due 04/25/2049 - 06/25/2050 •(a)	70,803	7,989
0.617% due 08/15/2041 - 09/15/2044 •(a)	6,840	655
0.639% due 07/25/2024 ~(a)	91,007	59
0.665% due 06/25/2050 - 08/25/2050 •(a)	37,627	4,447
0.667% due 12/15/2042 - 02/15/2044 •(a)	8,211	969

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	139

Schedule of Investments	PIMCO Mortgage Opportunities and Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.715% due 05/25/2050 - 06/25/2050 •(a)	$25,155	$2,961
0.717% due 08/15/2025 - 10/15/2048 •(a)	26,980	2,773
0.765% due 07/25/2050 •(a)	25,437	3,588
0.767% due 01/15/2033 - 06/15/2048 •(a)	17,142	1,461
0.908% due 04/25/2034 ~(a)	133,581	7,943
0.980% due 12/25/2050 •(a)	7,415	1,015
0.997% due 02/15/2037 •(a)	363	33
1.017% due 04/15/2032 •(a)	1,049	45
1.167% due 01/15/2041 •(a)	269	22
1.217% due 02/15/2032 - 03/15/2035 •(a)	415	14
1.267% due 09/15/2035 - 07/15/2042 •(a)	1,295	159
1.317% due 03/15/2037 •(a)	372	32
2.000% due 04/25/2031 - 06/25/2052 (a)	584,859	75,179
2.134% due 05/15/2033 •	3	3
2.286% due 09/17/2032 •	4	4
2.500% due 09/15/2027 - 10/15/2052 (a)	306,001	44,666
2.567% due 06/15/2031 •(a)	69	5
2.616% due 10/15/2033 •	128	123
2.841% due 10/25/2046 ~	1,264	1,217
3.000% due 04/15/2027 - 06/25/2051 (a)	274,029	43,073
3.000% due 05/15/2034 ~(a)	385	23
3.000% due 09/25/2045 - 12/25/2046	2,655	2,256
3.109% due 05/15/2033 •	7	6
3.213% due 12/15/2027 ~(a)	337	14
3.325% due 09/25/2024 ~	13,400	12,866
3.332% due 12/25/2036 •	20,110	16,237
3.500% due 01/01/2038 - 04/15/2054	16,922	14,451
3.500% due 02/25/2041 - 10/15/2052 (a)	322,449	57,192
3.500% due 10/15/2047 ~(a)	756	140
3.867% due 11/15/2034 •	5	5
4.000% due 02/15/2031 - 06/01/2048	32,241	30,584
4.000% due 03/15/2042 - 06/25/2051 (a)	131,439	26,745
4.000% due 05/15/2049 ~(a)	455	67
4.190% due 05/01/2030	20,500	19,827
4.500% due 08/01/2030 - 06/01/2048	2,615	2,562
4.500% due 07/15/2042 - 12/25/2050 (a)	21,702	4,267
5.000% due 09/15/2046 ~(a)	668	113
5.000% due 05/25/2048 (a)	4,913	798
5.000% due 03/01/2049	18,004	18,005
5.007% due 09/25/2030 ~	14,094	14,163
5.430% due 06/25/2031 ~	9,387	9,544
5.500% due 02/15/2033 - 01/01/2038	673	686
5.500% due 05/15/2041 •	23	23
5.798% due 10/15/2038 •	2,309	2,256
5.923% due 08/15/2048 •	17,757	17,928
6.000% due 07/15/2035	611	652
6.000% due 03/15/2044 (a)	436	86
6.340% due 05/15/2024 •(a)	1	0
6.910% due 12/25/2047 ~	142	142
7.000% due 03/01/2039	15	16
14.635% due 10/25/2027 •	247	264

Ginnie Mae
0.000% due 03/20/2035 - 01/20/2044 (b)(e)	4,476	3,873
0.000% due 05/20/2040 - 04/16/2053 ~(a)	48,296	1,487
0.000% due 12/20/2040 - 11/20/2046 •	3,041	2,344
0.000% due 10/20/2047 - 02/20/2049 •(a)	38,685	835
0.024% due 08/16/2048 ~(a)	1,903	0
0.097% due 05/20/2049 •(a)	4,421	265
0.107% due 09/20/2043 •(a)	924	18
0.107% due 01/20/2044 •	967	966
0.121% due 12/20/2042 ~	333	264

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.153% due 05/16/2050 ~(a)	$630	$2
0.607% due 04/20/2046 - 09/20/2049 •(a)	33,865	3,789
0.609% due 06/16/2039 •(a)	812	29
0.616% due 09/20/2049 •(a)	6,345	604
0.657% due 01/20/2035 - 12/20/2048 •(a)	6,652	492
0.659% due 11/16/2034 •(a)	281	4
0.677% due 12/20/2035 •(a)	10,296	515
0.757% due 06/20/2048 - 09/20/2048 •(a)	3,929	386
0.759% due 03/16/2035 •(a)	1,432	15
0.800% due 10/20/2045 •	407	373
0.807% due 04/20/2048 •	5,340	4,892
0.959% due 01/16/2038 •(a)	390	2
1.009% due 02/16/2040 •(a)	1,529	97
1.257% due 05/20/2041 •(a)	1,132	71
1.811% due 05/16/2053 ~(a)	52	1
2.000% due 01/20/2051 (a)	21,413	2,441
2.500% due 09/20/2050 (a)	4,365	154
3.000% due 02/20/2043 - 06/20/2046 (a)	2,916	181
3.000% due 09/20/2046 - 11/20/2067	72,609	63,426
3.500% due 03/20/2042 - 02/20/2053	47,758	42,773
3.500% due 11/20/2042 - 09/20/2046 (a)	6,325	1,063
3.625% due 08/20/2045 •	496	495
3.750% due 10/20/2044 •	654	650
4.000% due 07/20/2039 - 08/15/2048	8,898	8,587
4.000% due 10/16/2044 (a)	892	109
4.500% due 09/15/2038 - 09/20/2048	72,134	70,758
4.500% due 12/16/2041 - 05/20/2043 (a)	1,025	152
4.500% due 05/20/2048 (i)	883	860
5.000% due 08/20/2034 - 06/20/2049	8,871	8,891
5.000% due 05/16/2043 (a)	635	99
5.500% due 02/20/2034 - 04/20/2040	93	92
5.581% due 03/20/2068 •	282	277
5.611% due 02/20/2068 •	846	840
5.619% due 09/20/2073 •	7,913	7,854
5.693% due 03/20/2041 •	377	370
5.772% due 08/20/2067 •	290	288
5.831% due 03/20/2069 •	284	281
5.844% due 11/20/2070 •	5,062	4,944
5.893% due 02/20/2049 •	1,279	1,259
5.894% due 11/20/2060 - 12/20/2068 •	5,054	5,053
5.905% due 02/20/2069 •	1,488	1,485
5.944% due 03/20/2061 - 07/20/2067 •	268	267
5.959% due 10/20/2062 •	80	80
5.964% due 08/20/2062 •	185	184
6.000% due 07/20/2038 - 06/20/2041	228	236
6.044% due 10/20/2065 •	117	117
6.105% due 07/20/2066 •	232	233
6.109% due 02/20/2073 •	20,716	20,381
6.119% due 03/20/2071 - 01/20/2073 •	56,448	56,370
6.139% due 12/20/2071 •	2,079	2,052
6.179% due 03/20/2073 •	86,728	86,933
6.194% due 10/20/2066 - 02/20/2067 •	2,000	2,000
6.199% due 03/20/2073 •	15,554	15,586
6.219% due 01/20/2074 •	8,552	8,585
6.244% due 07/20/2066 •	37	37
6.246% due 08/20/2068 •	1,269	1,250
6.249% due 01/20/2074 •	6,031	6,069
6.269% due 09/20/2073 - 10/20/2073 •	51,889	52,240
6.279% due 08/20/2073 •	16,256	16,369
6.299% due 09/20/2073 •	10,227	10,300
6.314% due 10/20/2067 •	802	800
6.319% due 03/20/2073 - 12/20/2073 •	74,161	74,737

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.344% due 09/20/2069 •	$527	$524
6.419% due 03/20/2073 •	101,078	102,197
6.439% due 08/20/2073 •	7,600	7,708
6.500% due 03/15/2035	332	344
6.594% due 05/20/2070 •	121	122
6.819% due 03/20/2071 •	11,059	11,351

Ginnie Mae, TBA
2.000% due 04/01/2054 - 05/01/2054	65,500	53,673
3.000% due 04/01/2054	1,079,600	952,216
3.500% due 04/01/2054	229,250	208,625
4.000% due 04/01/2054	5,200	4,866
4.500% due 04/01/2054 - 05/01/2054	348,316	334,793
5.000% due 05/01/2054	79,000	77,669
5.500% due 04/01/2054	19,500	19,485

Uniform Mortgage-Backed Security
2.500% due 01/01/2033 - 09/01/2051	72,059	60,797
2.500% due 04/01/2051 - 01/01/2052 (i)	125,950	105,052
3.000% due 04/01/2031 - 07/01/2052	258,102	224,960
3.000% due 02/01/2040 - 06/01/2051 (i)	717,722	624,744
3.500% due 10/01/2034 - 01/01/2052	129,977	119,012
3.500% due 11/01/2049 - 02/01/2051 (i)	67,933	61,821
4.000% due 12/01/2036 - 07/01/2053	170,976	162,595
4.000% due 09/01/2038 (i)	5,022	4,818
4.500% due 04/01/2031 - 07/01/2053	106,117	101,884
5.000% due 04/01/2043 - 03/01/2054	56,486	55,559
5.500% due 12/01/2052 - 09/01/2053	20,666	20,901
6.000% due 05/01/2049 - 02/01/2054	64,754	65,931
6.000% due 12/01/2052 - 02/01/2054 (i)	497,183	503,157
6.500% due 01/01/2054 - 02/01/2054	20,239	20,713

Uniform Mortgage-Backed Security, TBA
3.500% due 04/01/2039	16,100	15,305
4.000% due 04/01/2054 - 05/01/2054	342,712	317,537
4.500% due 04/01/2039 - 05/01/2054	800,650	770,428
5.000% due 04/01/2039 - 05/01/2054	2,135,480	2,085,732
5.500% due 04/01/2054 - 05/01/2054	1,287,600	1,281,309
6.500% due 04/01/2054 - 05/01/2054	2,984,602	3,048,286
7.000% due 04/01/2054 - 05/01/2054	612,700	631,023

Total U.S. Government Agencies (Cost $14,536,819)		14,108,400

U.S. TREASURY OBLIGATIONS 0.9%

U.S. Treasury Inflation Protected Securities (f)
0.125% due 07/15/2024 (k)	2,156	2,158
0.125% due 10/15/2024 (k)	26,898	26,733
0.125% due 04/15/2025 (i)(k)	9,049	8,826
0.250% due 01/15/2025 (i)(k)	23,825	23,420
2.375% due 01/15/2025 (k)	3,108	3,105

U.S. Treasury Notes
2.250% due 08/15/2027 (i)(k)	21,700	20,267

Total U.S. Treasury Obligations (Cost $86,447)		84,509

NON-AGENCY MORTGAGE-BACKED SECURITIES 36.2%

Adjustable Rate Mortgage Trust
6.394% due 09/25/2035 •	2,588	2,335
6.594% due 02/25/2035 •	6,473	5,824

140	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Home Mortgage Assets Trust
3.280% due 01/25/2036 ~		$962	$619
5.904% due 06/25/2037 •		4,822	4,453
6.024% due 08/25/2037 •		7,151	6,312
6.059% due 10/25/2046 •		7,812	6,368

American Home Mortgage Investment Trust
5.844% due 03/25/2046 •		4,055	3,421
6.290% due 06/25/2045 •		5,265	4,743
7.681% due 06/25/2045 «•		25	24

Angel Oak Mortgage Trust
3.290% due 11/25/2066 ~		15,681	10,994
4.800% due 11/25/2067 þ		8,108	7,878
5.985% due 01/25/2069 þ		991	988
6.500% due 12/25/2067 þ		3,883	3,917

Anthracite Ltd.
5.678% due 06/20/2041		5,912	0

Ashford Hospitality Trust
6.748% due 04/15/2035 •		8,335	8,196
6.898% due 04/15/2035 •		15,035	14,747
6.948% due 06/15/2035 •		11,950	11,747
7.348% due 06/15/2035 •		2,300	2,249
7.598% due 04/15/2035 •		13,939	13,549
8.248% due 06/15/2035 •		5,700	5,553

Atrium Hotel Portfolio Trust
7.273% due 12/15/2036 •		8,800	8,347

Avon Finance PLC
6.123% due 12/28/2049 •	GBP	19,142	24,165

BAMLL Commercial Mortgage Securities Trust
6.973% due 04/15/2036 •		$3,000	2,997
7.223% due 03/15/2034 •		5,250	5,234
7.440% due 09/15/2038 •		4,000	3,467
7.623% due 03/15/2034 •		7,035	7,023
8.190% due 09/15/2038 •		5,000	4,070

Banc of America Alternative Loan Trust
1.196% due 06/25/2037 •(a)		294	24
5.804% due 06/25/2037 •		273	205
6.000% due 06/25/2046		1,250	899

Banc of America Commercial Mortgage Trust
5.754% due 07/10/2046 ~		680	674

Banc of America Funding Trust
4.858% due 02/20/2036 ~		564	491
5.214% due 01/20/2047 ~		140	119
5.653% due 05/26/2037 •		26,808	23,218
6.000% due 09/25/2036 «		13	12
6.983% due 01/27/2035 •		3,179	3,088

Banc of America Mortgage Trust
4.677% due 04/25/2035 ~		1,072	1,031
4.793% due 05/25/2034 «~		17	16
4.931% due 06/25/2034 «~		31	29
4.990% due 11/20/2046 ~		52	46

Barclays Commercial Mortgage Securities Trust
6.814% due 07/15/2037 •		3,300	3,210
7.514% due 07/15/2037 •		7,000	6,770
8.014% due 07/15/2037 •		9,060	8,602

Bayview Opportunity Master Fund Trust
5.000% due 10/25/2051 •		1,204	1,118

BCAP LLC Trust
3.896% due 01/26/2037 ~		2,180	1,895
4.858% due 02/26/2036 ~		2,880	2,587
5.500% due 04/25/2037		995	423

Bear Stearns Adjustable Rate Mortgage Trust
4.339% due 10/25/2036 ~		149	129
4.742% due 07/25/2034 ~		34	32
4.829% due 03/25/2035 ~		125	112
5.443% due 05/25/2037 ~		2,073	1,695
8.065% due 12/25/2046 •		275	222
8.090% due 12/25/2046 •		1,601	1,360

Bear Stearns ALT-A Trust
4.172% due 08/25/2036 ~		5,096	3,429
4.549% due 11/25/2035 ~		494	379
4.870% due 09/25/2035 ~		1,182	701
5.451% due 04/25/2035 «~		10	9
5.764% due 02/25/2034 •		22	21
5.764% due 08/25/2036 •		4,586	3,970
5.944% due 01/25/2036 •		577	524

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Asset-Backed Securities Trust
6.000% due 03/25/2036	$3,470	$1,414
7.744% due 09/25/2033 «•	105	1

Bear Stearns Commercial Mortgage Securities Trust
5.312% due 06/11/2041 ~	6	5
5.657% due 10/12/2041 ~	138	131

Bear Stearns Mortgage Funding Trust
5.904% due 09/25/2046 «•	81	70

Bear Stearns Structured Products, Inc. Trust
5.115% due 01/26/2036 ~	1,420	1,074

Beast Mortgage Trust
6.890% due 03/15/2036 •	3,000	2,211
7.390% due 03/15/2036 •	5,590	3,980
7.940% due 03/15/2036 •	32,020	21,400

Beneria Cowen & Pritzer Collateral Funding Corp.
7.036% due 06/15/2038 •	5,000	4,068
7.932% due 06/15/2038 •	12,750	9,585

BHP Trust
7.144% due 08/15/2036 •	7,700	7,657
7.941% due 08/15/2036 •	4,375	4,331

BINOM Securitization Trust
4.441% due 08/25/2057 ~	26,291	25,127

Braemar Hotels & Resorts Trust
6.748% due 06/15/2035 •	3,175	3,129

BWAY Mortgage Trust
7.640% due 09/15/2036 •	6,000	4,548
8.290% due 09/15/2036 •	7,000	4,587

BX Trust
5.945% due 10/15/2036 •	5,000	4,938
6.075% due 04/15/2039 •	8,741	8,628
6.360% due 12/15/2038 •	14,720	14,577
6.423% due 05/15/2035 •	8,778	8,748
6.631% due 10/15/2026 •	1,408	1,394
6.639% due 04/15/2034 •	2,900	2,746
6.843% due 05/15/2030 •	3,900	3,893
7.089% due 04/15/2034 •	11,733	10,766
7.270% due 10/15/2026 •	3,754	3,718

Chase Home Lending Mortgage Trust
3.250% due 03/25/2064 ~	14,103	12,166

Chase Mortgage Finance Trust
5.456% due 02/25/2037 «~	15	14

ChaseFlex Trust
5.794% due 02/25/2037 •	4,790	1,321
6.044% due 05/25/2037 •	8,700	7,319
6.124% due 05/25/2037 •	878	801

ChaseFlex Trust Multi-Class Mortgage Pass-Through Certificates
5.744% due 08/25/2037 •	2,199	1,995

CIM Trust
0.500% due 07/01/2051 ~(a)	87,150	2,562
3.250% due 10/25/2058 ~	3,269	2,909
6.639% due 12/25/2067 þ	3,929	3,933

Citigroup Commercial Mortgage Trust
7.490% due 12/15/2036 •	3,063	3,034

Citigroup Mortgage Loan Trust
0.250% due 09/25/2051 ~(a)	53,056	718
4.058% due 06/27/2037 ~	7,028	6,091
4.905% due 02/20/2036 ~	2,931	2,628
5.493% due 08/25/2035 ~	324	290
6.000% due 08/25/2037 ~	1,701	652
6.980% due 05/25/2035 •	2	2
7.860% due 03/25/2036 •	17	15

Colony Mortgage Capital Ltd.
6.914% due 11/15/2038 •	5,000	4,846

COLT Mortgage Loan Trust
4.550% due 04/25/2067 ~	28,957	28,967
4.660% due 03/25/2067 ~	4,800	4,338

Commercial Mortgage Trust
3.178% due 02/10/2035	10,000	9,374
6.573% due 06/15/2034 •	6,500	5,705

Connecticut Avenue Securities Trust
7.320% due 03/25/2042 •	6,006	6,079
7.435% due 01/25/2040 •	2,250	2,275
8.070% due 05/25/2042 •	1,322	1,357
8.420% due 03/25/2042 •	3,750	3,903

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 «	$38	$21

Countrywide Alternative Loan Trust
0.156% due 06/25/2036 •(a)	1,383	124
1.506% due 10/25/2037 •(a)	5,952	879
4.459% due 03/25/2047 •	53	46
4.803% due 05/25/2036 ~	1,283	1,130
5.500% due 07/25/2035	4,539	3,304
5.684% due 06/25/2036 •	1,767	1,552
5.724% due 04/25/2047 •	252	221
5.750% due 03/25/2034	3,199	3,190
5.804% due 11/25/2036 •	1,442	1,692
5.824% due 09/25/2046 •	1,639	1,517
5.844% due 06/25/2036 •	1,398	637
6.000% due 10/25/2034	9,475	9,442
6.000% due 12/25/2034	3,036	2,678
6.000% due 05/25/2036 •	170	73
6.000% due 07/25/2036	16,160	6,955
6.000% due 08/25/2036	1,251	1,131
6.000% due 08/25/2036 •	1,010	913
6.000% due 02/25/2037	3,920	1,696
6.000% due 04/25/2037	12,297	5,828
6.000% due 07/25/2037	12,153	5,898
6.004% due 08/25/2047 •	2,940	2,398
6.083% due 11/20/2035 •	162	149
6.083% due 12/20/2035 •	2,015	1,805
6.489% due 08/25/2035 •	2,872	2,603
6.500% due 12/25/2036	7,988	3,493
6.589% due 09/25/2035 •	551	491
7.139% due 10/20/2035 •	1,027	709

Countrywide Asset-Backed Certificates Trust
5.924% due 04/25/2036 •	192	166

Countrywide Home Loan Mortgage Pass-Through Trust
4.116% due 01/25/2036 «~	41	34
4.325% due 02/25/2047 ~	402	338
4.447% due 11/25/2037 ~	967	883
4.453% due 03/25/2037 ~	272	227
4.500% due 05/01/2034 «	190	168
4.725% due 01/25/2036 ~	920	837
5.500% due 01/25/2035	170	164
5.750% due 05/25/2037 «	23	9
5.750% due 06/25/2037	4,277	2,101
5.750% due 07/25/2037	1,265	639
6.000% due 02/25/2037	5,961	2,970
6.000% due 01/25/2038 «	257	113
6.104% due 02/25/2035 •	312	285
6.250% due 09/25/2037 «	66	39
6.500% due 10/25/2037	9,842	3,001
6.500% due 11/25/2037	4,057	1,436

Countrywide Home Loan Reperforming REMIC Trust
4.682% due 01/25/2034 ~	2,705	2,298
5.784% due 01/25/2036 •	130	121
7.500% due 06/25/2035	220	219

Credit Suisse Commercial Mortgage Trust
5.496% due 01/15/2049 ~	2,500	657

Credit Suisse Mortgage Capital Mortgage-Backed Trust
0.938% due 05/25/2066 ~	1,104	891
1.796% due 12/27/2060 ~	22,776	22,146
1.926% due 07/27/2061 ~	24,995	24,017
2.500% due 07/25/2056 ~	2,034	1,639
3.000% due 11/25/2056 ~	6,402	5,376
3.140% due 12/26/2059 ~	2,294	2,315
3.869% due 10/26/2036 ~	496	420
3.904% due 04/25/2062 ~	3,250	3,039
4.081% due 03/25/2060 ~	10,737	10,701
4.564% due 01/26/2047 ~	2,663	1,367
4.681% due 08/25/2060 ~	2,162	2,144
4.699% due 05/27/2053 ~	2,025	1,616
6.250% due 05/26/2048	5,761	4,360
7.240% due 07/15/2038 •	4,000	3,069
7.740% due 07/15/2038 •	5,000	3,243
8.340% due 07/15/2038 •	10,000	6,106

Credit Suisse Mortgage Capital Trust
6.273% due 07/25/2050 ~	2,167	2,137

Cross Mortgage Trust
6.093% due 04/25/2069 þ	8,200	8,230
6.615% due 03/25/2068 þ	6,531	6,548

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	141

Schedule of Investments	PIMCO Mortgage Opportunities and Bond Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CRSNT Commercial Mortgage Trust
6.644% due 04/15/2036 •		$24,753	$23,861
6.994% due 04/15/2036 •		10,913	10,494
7.444% due 04/15/2036 •		17,000	16,018

DC Commercial Mortgage Trust
6.314% due 09/12/2040		4,300	4,402

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.744% due 03/25/2037 •		882	774
5.744% due 09/25/2047 •		15,033	12,507
5.924% due 01/25/2047 •		6,164	5,179

DOLP Trust
3.704% due 05/10/2041 ~		46,540	32,860

DROP Mortgage Trust
7.139% due 10/15/2043 •		5,500	5,102
7.689% due 10/15/2043 •		7,200	6,334

Ellington Financial Mortgage Trust
2.296% due 06/25/2066 ~		2,200	1,410

Eurosail PLC
6.112% due 09/13/2045 •	GBP	812	980

Extended Stay America Trust
6.819% due 07/15/2038 •		$31,999	32,030
7.139% due 07/15/2038 •		32,182	32,183
7.689% due 07/15/2038 •		36,387	36,387
8.289% due 07/15/2038 •		5,577	5,577

Fannie Mae
0.000% due 07/25/2033 (b)(e)		498	418
0.000% due 10/25/2033 (b)(e)		497	442
0.000% due 07/25/2034 (b)(e)		318	264
0.000% due 01/25/2037 (b)(e)		147	118
0.000% due 02/25/2037 (b)(e)		509	422
0.000% due 12/25/2050 ~(a)		78,740	2,569
0.012% due 06/25/2052 ~(a)		15,394	789
0.615% due 07/25/2049 •(a)		3,215	351
1.500% due 11/25/2035 (a)		21,084	1,032
1.500% due 02/25/2036 (a)		22,584	1,110
2.000% due 10/25/2050 (a)		8,939	1,157
2.000% due 02/25/2051 (a)		19,308	2,567
2.000% due 01/25/2052 (a)		39,584	5,294
2.000% due 03/25/2052 (a)		4,553	598
2.000% due 04/25/2052 (a)		10,303	1,350
2.500% due 11/25/2050 (a)		42,149	6,550
2.500% due 12/25/2050 (a)		53,286	7,928
2.500% due 02/25/2051 (a)		41,653	6,730
2.500% due 06/25/2052 (a)		4,473	663
3.000% due 09/25/2050 (a)		11,993	2,137
4.000% due 03/25/2053 (a)		116,487	24,048
5.785% due 09/25/2044 •		3,856	3,780
5.835% due 03/25/2042 •		980	972
5.835% due 05/25/2045 •		2,287	2,230
5.885% due 09/25/2049 •		4,110	4,036
5.885% due 07/25/2059 •		1,892	1,859
5.905% due 07/25/2049 •		3,837	3,770
5.985% due 12/25/2040 •		686	679

First Horizon Alternative Mortgage Securities Trust
4.034% due 07/25/2036 «~		124	105

First Horizon Mortgage Pass-Through Trust
5.462% due 08/25/2035 ~		71	50
5.754% due 11/25/2035 «~		9	7

Freddie Mac
0.000% due 03/15/2038 (b)(e)		420	358
2.000% due 03/15/2052 (a)		33,001	4,360
2.000% due 04/15/2052 (a)		51,841	6,848
2.000% due 06/15/2052 (a)		187,289	23,486
2.500% due 04/25/2050 (a)		31,663	4,370
2.500% due 06/25/2050 (a)		13,574	2,340
2.500% due 09/25/2050 (a)		3,881	591
2.500% due 02/25/2051 (a)		28,322	3,548
2.500% due 03/25/2051 (a)		25,664	3,776
2.500% due 07/25/2051 (a)		7,512	969
2.500% due 09/25/2051 (a)		14,468	1,772
2.500% due 11/25/2051 (a)		5,061	699
3.000% due 06/15/2050 (a)		8,637	1,531
3.000% due 12/25/2051 (a)		38,053	6,972
3.000% due 01/25/2052 (a)		17,262	3,142
3.500% due 03/25/2052 (a)		22,384	3,595
4.000% due 11/25/2049 (a)		5,003	965
4.500% due 10/25/2051 (a)		11,750	2,631
4.660% due 01/25/2031		27,615	27,344

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.733% due 08/15/2047 •		$1,804	$1,761
5.833% due 09/15/2042 •		1,089	1,068
5.933% due 03/15/2044 •		1,651	1,630
5.983% due 11/15/2040 •		1,692	1,675
6.970% due 01/25/2034 •		1,314	1,319
7.120% due 01/25/2051 •		1,902	1,918
7.420% due 10/25/2033 •		8,412	8,565
7.520% due 05/25/2042 •		8,058	8,202
8.220% due 04/25/2042 •		10,900	11,286

GCAT Trust
2.565% due 05/25/2066		9,952	6,888
3.000% due 04/25/2052 ~		43,526	36,547
4.250% due 05/25/2067 ~		4,177	3,882
6.007% due 01/25/2059 þ		4,515	4,507

GCT Commercial Mortgage Trust
6.690% due 02/15/2038 •		10,000	4,159
7.140% due 02/15/2038 •		9,800	3,095

Ginnie Mae
3.500% due 01/20/2052		4,211	2,838
3.500% due 03/20/2052		21,933	15,815
5.819% due 03/20/2073 •		34,690	34,129
6.009% due 02/20/2053 •		73,579	73,046
6.019% due 02/20/2053 •		16,236	16,054
6.069% due 02/20/2053 •		44,385	44,061
6.069% due 03/20/2071 •		1,190	1,176
6.119% due 04/20/2072 •		1,710	1,684
6.119% due 04/20/2073 •		7,852	7,834
6.189% due 01/20/2073 •		1,636	1,639
6.199% due 02/20/2073 •		6,036	6,048
6.219% due 07/20/2073 •		53,272	53,457
6.219% due 08/20/2073 •		105,482	105,862
6.289% due 08/20/2073 •		24,239	24,401
6.319% due 03/20/2073 •		8,257	8,206
6.319% due 05/20/2073 •		3,850	3,884
6.419% due 05/20/2073 •		18,390	18,668
6.419% due 06/20/2073 •		60,676	61,614
6.469% due 05/20/2073 •		4,450	4,518
6.819% due 08/20/2071 •		1,983	2,009

Global Mortgage Securitization Ltd.
5.714% due 04/25/2032 •		617	592

GMAC Mortgage Corp. Loan Trust
5.250% due 05/25/2035 «~		8	7

Great Hall Mortgages PLC
5.754% due 06/18/2039 •		101	101

GreenPoint Mortgage Funding Trust
5.904% due 02/25/2037 •		8,242	7,592

Grifonas Finance PLC
4.181% due 08/28/2039 •	EUR	6,907	7,234

GS Mortgage Securities Corp. Trust
4.579% due 10/10/2032		$26,200	24,944
6.823% due 07/15/2031 •		11,605	8,380
6.883% due 07/15/2025 •		1,582	1,576
7.073% due 07/15/2031 •		3,293	2,025
7.083% due 07/15/2025 •		4,595	4,564
7.244% due 12/15/2036 •		4,115	4,031
7.320% due 08/15/2032 •		4,335	4,299
7.433% due 07/15/2025 •		5,672	5,627

GS Mortgage Securities Trust
0.444% due 08/10/2043 ~(a)		7,437	55
3.805% due 10/10/2035 ~		11,300	9,691

GS Mortgage-Backed Securities Corp. Trust
2.300% due 07/25/2061 ~		17,128	12,578
3.207% due 07/25/2061 ~		5,664	4,133
4.211% due 07/25/2061 ~		2,039	1,514

GS Mortgage-Backed Securities Trust
0.250% due 05/25/2051 ~(a)		16,903	230
0.500% due 01/25/2053 ~(a)		37,533	1,116
3.000% due 08/26/2052 ~		78,376	65,739
3.000% due 09/25/2052 ~		90,257	75,785
3.625% due 01/25/2059 ~		18,306	17,203

GSMPS Mortgage Loan Trust
3.911% due 01/25/2036 ~		2,287	2,020
3.946% due 03/25/2035 ~		2,832	2,680
5.794% due 01/25/2036 •		486	392
5.844% due 04/25/2036 •		4,772	3,960

GSMSC Resecuritization Trust
3.853% due 06/26/2037 ~		3,885	3,421

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GSR Mortgage Loan Trust
6.250% due 08/25/2036	$683	$231

HarborView Mortgage Loan Trust
5.821% due 01/19/2038 •	12,352	10,759
5.851% due 12/19/2036 •	3,962	3,192
5.861% due 11/19/2036 •	3,562	3,059
6.024% due 04/19/2034 «~	67	59
6.061% due 08/19/2045 •	21	19
6.989% due 09/19/2035 •	2,801	2,373
7.089% due 10/19/2035 •	18,049	9,444

Harvest Commercial Capital Loan Trust
3.290% due 09/25/2046 ~	792	780

Hilton Orlando Trust
6.392% due 12/15/2034 •	15,000	14,994
6.922% due 12/15/2034 •	5,000	4,998
7.322% due 12/15/2034 •	22,027	22,021

Homestar Mortgage Acceptance Corp.
6.239% due 03/25/2034 •	1,703	1,696

HPLY Trust
7.035% due 11/15/2036 •	3,251	3,224
7.435% due 11/15/2036 •	17,976	17,817
7.785% due 11/15/2036 •	1,754	1,738

HSI Asset Loan Obligation Trust
1.186% due 12/25/2036 •(a)	729	62
5.814% due 12/25/2036 •	745	156

Hundred Acre Wood Trust
5.000% due 12/25/2051 •	7,278	6,782

Impac Secured Assets Trust
6.004% due 08/25/2036 •	1,515	1,346
6.144% due 05/25/2036 •	8	7

IMS Ecuadorian Mortgage Trust
3.400% due 08/18/2043	1,593	1,563

Independence Plaza Trust
3.763% due 07/10/2035	20,320	19,473

IndyMac IMSC Mortgage Loan Trust
4.042% due 06/25/2037 ~	10,741	6,443

IndyMac INDX Mortgage Loan Trust
3.604% due 09/25/2036 «~	123	93
4.378% due 09/25/2036 ~	2,017	1,724
4.512% due 08/25/2035 ~	34	30
5.624% due 02/25/2037 •	1,870	1,690
5.844% due 10/25/2036 •	6	5
6.224% due 12/25/2034 •	228	177

Jefferies Resecuritization Trust
9.876% due 06/25/2047 ~	479	391

JP Morgan Alternative Loan Trust
5.764% due 11/25/2036 •	2,973	2,471
6.000% due 12/27/2036	2,578	1,352
6.004% due 04/25/2047 •	865	822

JP Morgan Chase Commercial Mortgage Securities Trust
2.854% due 09/06/2038 ~	10,000	9,362
5.337% due 05/15/2047	7,958	7,695
6.200% due 06/15/2038 •	1,520	1,499
6.923% due 02/15/2035 •	1,084	1,070
7.190% due 03/15/2036 •	1,900	1,003
7.740% due 03/15/2036 •	29,900	14,309
8.540% due 03/15/2036 •	4,000	1,683

JP Morgan Mortgage Trust
0.150% due 03/25/2052 ~(a)	30,415	245
0.188% due 11/25/2051 ~(a)	46,059	464
0.450% due 07/25/2052 ~(a)	68,754	1,679
0.488% due 02/25/2052 ~(a)	49,294	1,334
0.500% due 12/25/2051 ~(a)	68,313	2,064
0.500% due 04/25/2052 ~(a)	10,493	209
0.500% due 05/25/2052 ~(a)	80,278	2,366
0.500% due 06/25/2052 ~(a)	40,543	1,200
2.500% due 12/25/2051 ~(a)	10,218	1,386
2.500% due 04/25/2052 ~(a)	8,086	1,120
3.000% due 01/25/2052 ~	72,266	60,679
3.000% due 03/25/2052 ~	35,458	29,773
3.000% due 04/25/2052 ~	66,880	56,489
3.500% due 09/25/2052 ~	11,614	10,155
4.243% due 06/25/2036 ~	3,052	2,112
4.357% due 01/25/2037 ~	1,791	1,355
4.625% due 07/25/2063 ~	4,595	4,408
5.000% due 12/25/2051 ~	2,780	2,676

142	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 05/25/2052 •	$22,194	$20,651
5.013% due 11/25/2035 ~	2,310	1,860
5.250% due 11/25/2063 ~	1,412	1,388
5.525% due 04/25/2035 «~	11	10
5.656% due 07/25/2035 «~	6	5
5.670% due 07/25/2035 «~	1	1
7.000% due 08/25/2037	985	536

JP Morgan Resecuritization Trust
6.000% due 08/26/2036 ~	2,134	1,929
6.000% due 09/26/2036 ~	3,431	2,642

KREST Commercial Mortgage Securities Trust
2.927% due 11/05/2044 ~	17,515	11,178

La Hipotecaria El Salvadorian Mortgage Trust
3.000% due 09/08/2039 «•	2,575	2,495
3.358% due 01/15/2046 «	4,749	4,386
3.508% due 11/24/2042 «•	8,919	8,392
4.250% due 09/29/2046 «	25,790	24,093

Legacy Mortgage Asset Trust
1.650% due 11/25/2060 þ	5,650	5,482
1.750% due 07/25/2061 þ	7,532	7,306
2.250% due 07/25/2067 þ	11,334	10,972
4.892% due 10/25/2066 þ	5,046	4,986
4.991% due 09/25/2060 ~	689	690
5.734% due 01/25/2060 þ	89	89
7.195% due 01/28/2070 •	1,890	1,894

Lehman Mortgage Trust
1.106% due 11/25/2036 •(a)	16,506	1,533
5.750% due 02/25/2037	3,782	2,539
5.764% due 08/25/2036 •	87	60
5.894% due 11/25/2036 •	25,575	5,941

Lehman XS Trust
5.684% due 08/25/2036 «•	87	86
5.804% due 12/25/2036 •	6,625	6,250
5.904% due 04/25/2046 •	456	695
6.344% due 08/25/2047 •	1,827	1,493

Luminent Mortgage Trust
5.904% due 05/25/2037 «•	24	21

Lux Trust
8.016% due 08/15/2040 •	8,300	8,402

LUXE Commercial Mortgage Trust
7.194% due 10/15/2038 •	13,069	13,067
7.694% due 10/15/2038 •	47,401	47,465
8.194% due 10/15/2038 •	16,074	16,100

MASTR Asset Securitization Trust
6.250% due 01/25/2038 «	448	239

MASTR Reperforming Loan Trust
6.000% due 08/25/2034	805	508
7.000% due 07/25/2035	2,127	1,448

Merrill Lynch Alternative Note Asset Trust
3.528% due 10/25/2047 ~	4,729	1,427

Merrill Lynch Mortgage Investors Trust
5.568% due 02/25/2036 «~	272	173

MF1 Ltd.
6.395% due 12/15/2034 •	5,270	5,235

MFA Trust
2.306% due 04/25/2065 ~	8,966	6,959
2.500% due 10/25/2051 ~(a)	29,924	4,365
6.105% due 12/25/2068 þ	5,300	5,303
6.775% due 10/25/2058 þ	5,076	5,113

Mill City Mortgage Loan Trust
2.750% due 07/25/2059 ~	2,198	2,100
2.750% due 08/25/2059 ~	5,029	4,777
3.500% due 04/25/2066 ~	10,421	10,068

Morgan Stanley Capital Trust
2.428% due 04/05/2042 ~	10,000	8,119
5.162% due 10/12/2052 ~	3	3
5.444% due 11/14/2042 ~	80	75
6.440% due 05/15/2036 •	2,671	2,526
6.873% due 11/15/2034 •	2,500	2,479
7.023% due 11/15/2034 •	4,000	3,931
7.238% due 12/15/2038 •	8,896	8,165
7.817% due 12/15/2038 •	24,544	21,119
8.517% due 12/15/2038 •	14,100	11,809

Morgan Stanley Mortgage Loan Trust
4.245% due 09/25/2035 ~	41	27
5.414% due 12/25/2035 ~	2,570	2,348

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 10/25/2037		$411	$382
5.750% due 02/25/2036 «•		175	158
6.201% due 02/25/2047 þ		2,073	738

Morgan Stanley Re-REMIC Trust
3.935% due 02/26/2037 •		8,999	7,952

Mortgage Equity Conversion Asset Trust
5.470% due 02/25/2042 •		1,459	1,426
5.500% due 01/25/2042 •		7,916	7,711
5.510% due 05/25/2042 •		5,396	5,197

MortgageIT Mortgage Loan Trust
5.904% due 06/25/2047 •		2,040	1,680
6.224% due 11/25/2034 «•		98	90

New Residential Mortgage Loan Trust
2.000% due 09/25/2051 ~(a)		11,182	1,210
2.201% due 10/25/2058 ~		10,000	8,425
2.750% due 07/25/2059 ~		20,076	18,934
2.750% due 11/25/2059 ~		171	160
3.008% due 10/25/2058 ~		5,500	4,624
3.500% due 12/25/2058 ~		737	680
3.500% due 10/25/2059 ~		2,115	1,958
3.963% due 10/25/2058 ~		2,500	2,149

New York Mortgage Trust
3.750% due 02/25/2068 ~		1,987	1,828
6.104% due 08/25/2035 •		1,312	1,178

NLT Trust
3.200% due 10/25/2062 ~		3,619	3,212

OBX Trust
3.000% due 01/25/2052 ~		5,023	4,217
3.524% due 04/25/2053 ~		18,951	18,195
3.529% due 03/25/2053 ~		12,332	11,892
6.100% due 09/25/2062 þ		3,196	3,187
6.465% due 10/25/2063 þ		10,034	10,106
6.520% due 07/25/2063 þ		15,204	15,342
6.567% due 06/25/2063 þ		7,411	7,481
6.844% due 04/25/2063 þ		4,784	4,841
7.045% due 09/25/2063 þ		8,009	8,116
7.159% due 10/25/2063 þ		13,292	13,582

One Bryant Park Trust
2.516% due 09/15/2054		40,000	34,219

OPEN Trust
8.414% due 10/15/2028 •		22,008	22,288

Preferred Residential Securities PLC
6.343% due 12/15/2043 •	GBP	4,656	5,569

PRET LLC
3.900% due 10/25/2063 ~		$4,500	4,235
7.021% due 02/25/2054 þ		32,323	32,246

PRKCM Trust
6.333% due 03/25/2059 þ		6,492	6,508
6.584% due 09/25/2058 þ		8,626	8,691
7.225% due 11/25/2058 þ		5,350	5,449

PRPM LLC
3.750% due 03/25/2054 þ(c)		2,100	1,992
4.000% due 11/25/2053 þ		1,120	1,078
4.000% due 01/25/2054 þ		986	945
4.200% due 12/25/2064 ~		2,484	2,386
6.265% due 12/25/2068 þ		2,500	2,501
6.959% due 02/25/2029 þ		10,653	10,666

PRPM Trust
6.221% due 11/25/2068 þ		1,638	1,637
6.250% due 08/25/2068 þ		8,134	8,116

RBSGC Mortgage Pass-Through Loan Trust
5.744% due 01/25/2037 •		20,246	3,967

RBSSP Resecuritization Trust
4.965% due 12/25/2035 ~		2,249	2,084
6.000% due 06/26/2037 ~		139	118

RCKT Mortgage Trust
6.141% due 04/25/2044 «~		19,300	19,316

Real Estate Asset Liquidity Trust
3.650% due 08/12/2053	CAD	6,036	4,261

Residential Accredit Loans, Inc. Trust
1.156% due 06/25/2037 •(a)		$2,499	220
5.500% due 08/25/2035 •		560	440
5.724% due 01/25/2037 •		248	298
5.735% due 08/25/2035 •		108	80
5.786% due 05/25/2035 «~		54	30
5.824% due 05/25/2037 •		3,143	2,776

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.844% due 06/25/2037 •		$2,499	$1,765
5.844% due 10/25/2046 •		693	646
5.924% due 12/25/2035 ~		3,884	1,727
5.994% due 01/25/2037 •		3,312	2,354
6.009% due 10/25/2037 ~		5,043	4,189
6.244% due 10/25/2045 «•		91	72
6.449% due 09/25/2045 •		1,456	1,286
6.500% due 02/25/2037		2,842	2,287
8.000% due 04/25/2036 «•		129	106

Residential Asset Securitization Trust
6.250% due 08/25/2036		451	256

Residential Funding Mortgage Securities, Inc. Trust
6.056% due 04/25/2037 «~		129	110

RiverView HECM Trust
5.714% due 05/25/2047 •		1,764	1,636

Seasoned Credit Risk Transfer Trust
4.000% due 07/25/2056 ~(g)		2,284	2,266
4.250% due 11/25/2059 ~		1,100	1,021

Sequoia Mortgage Trust
4.142% due 07/20/2037 ~		55	42
5.823% due 06/20/2036 •		55	51

SFO Commercial Mortgage Trust
6.939% due 05/15/2038 •		8,750	8,336
7.239% due 05/15/2038 •		15,140	14,204
7.839% due 05/15/2038 •		5,500	5,162

SMRT Commercial Mortgage Trust
6.326% due 01/15/2039 •		30,128	29,964

Starwood Mortgage Residential Trust
2.175% due 05/25/2065 ~		6,564	5,688
3.386% due 11/25/2066 ~		9,324	6,362

Starwood Mortgage Trust
7.140% due 04/15/2034 •		5,000	4,941
7.690% due 04/15/2034 •		9,200	8,990

Structured Adjustable Rate Mortgage Loan Trust
4.728% due 08/25/2035 ~		228	193
5.161% due 05/25/2035 ~		947	745
5.744% due 02/25/2037 •		2,208	2,078
5.804% due 10/25/2035 •		4,053	3,695
6.419% due 08/25/2035 •		5,179	4,505
7.744% due 12/25/2037 •		2,108	1,792

Structured Asset Mortgage Investments Trust
5.804% due 07/25/2046 •		43	36
5.824% due 07/25/2046 •		2,890	2,190
5.884% due 05/25/2036 •		336	262

Structured Asset Securities Corp.
0.000% due 11/25/2035 ~(a)		5,409	42
4.566% due 01/25/2036 ~		1,278	1,111
5.694% due 07/25/2035 •		566	512
5.704% due 11/25/2035 •		5,409	4,646

Structured Asset Securities Corp. Mortgage Loan Trust
5.734% due 10/25/2036 •		854	688

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
6.508% due 09/25/2033 «~		32	30

Thornburg Mortgage Securities Trust
6.344% due 03/25/2044 «•		1	1
7.052% due 03/25/2037 •		3,622	2,684

Towd Point Mortgage Funding
6.691% due 02/20/2045 •	GBP	174	219

Towd Point Mortgage Trust
3.000% due 06/25/2058 ~		$2,418	2,247
3.250% due 07/25/2056 ~		1,100	1,069
3.750% due 10/25/2056 ~		5,330	4,955
3.750% due 05/25/2058 ~		4,643	4,473
6.444% due 05/25/2058 •		2,732	2,781
6.444% due 10/25/2059 •		4,065	4,098

UBS-Barclays Commercial Mortgage Trust
0.006% due 08/10/2049 ~(a)		11,826	4

UWM Mortgage Trust
0.500% due 12/25/2051 ~(a)		22,518	653
2.500% due 11/25/2051 ~(a)		6,629	907
5.000% due 09/25/2051 •		7,952	7,437
5.000% due 12/25/2051 •		14,752	13,730

VASA Trust
6.690% due 07/15/2039 •		14,850	12,354
7.190% due 07/15/2039 •		16,314	11,915

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	143

Schedule of Investments	PIMCO Mortgage Opportunities and Bond Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.540% due 07/15/2039 •		$11,635	$7,773

Verus Securitization Trust
4.260% due 02/25/2067 þ		5,337	5,020
4.474% due 04/25/2067 þ		5,386	5,268
4.725% due 04/25/2067 ~		3,550	3,209
5.999% due 02/25/2068 þ		3,838	3,827
6.193% due 03/25/2068 þ		6,549	6,558
6.259% due 12/25/2068 þ		5,388	5,409
6.443% due 08/25/2068 þ		5,386	5,409
6.665% due 09/25/2068 þ		17,629	17,796
6.876% due 11/25/2068 ~		3,782	3,833
7.070% due 10/25/2068 þ		14,217	14,491

Visio Trust
6.598% due 10/25/2058 þ		4,443	4,470

WaMu Commercial Mortgage Securities Trust
4.919% due 11/23/2043 ~		958	956
6.203% due 12/27/2049 ~		7,369	7,374

WaMu Mortgage Pass-Through Certificates Trust
3.730% due 01/25/2037 ~		3,586	3,014
3.781% due 07/25/2037 ~		56	45
4.061% due 12/25/2036 ~		657	564
4.242% due 03/25/2037 ~		3,761	3,257
4.541% due 07/25/2037 ~		32	26
4.692% due 12/25/2035 «~		284	244
5.308% due 01/25/2035 ~		2,713	2,446
5.859% due 04/25/2047 •		573	464
5.899% due 07/25/2047 •		452	359
6.184% due 11/25/2034 •		477	446
6.224% due 10/25/2044 •		1,683	1,588
6.339% due 01/25/2047 •		4,298	3,778

Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (e)	GBP	0	2,053
6.177% due 12/21/2049 •		9,001	11,409
6.873% due 12/21/2049 •		2,387	2,998
7.373% due 12/21/2049 •		1,193	1,490
7.873% due 12/21/2049 •		682	849
8.373% due 12/21/2049 •		682	836

Washington Mutual Mortgage Pass-Through Certificates Trust
4.054% due 09/25/2036 þ		$5,199	1,465
5.750% due 11/25/2035		618	541
5.789% due 01/25/2047 •		1,299	1,047
5.944% due 02/25/2036 •		190	148
6.500% due 03/25/2036		6,337	4,472

Wells Fargo Alternative Loan Trust
5.984% due 03/25/2037 •		307	242

Wells Fargo Commercial Mortgage Trust
7.180% due 02/15/2037 •		6,750	6,720

Wells Fargo Mortgage-Backed Securities Trust
5.944% due 06/25/2037 «•		34	28
5.975% due 11/25/2037 ~		2,834	2,452

WSTN Trust
6.297% due 07/05/2037 ~		15,600	15,745

Total Non-Agency Mortgage-Backed Securities (Cost $3,616,363)			3,337,956

ASSET-BACKED SECURITIES 27.5%

510 Asset-Backed Trust
2.240% due 06/25/2061 þ		2,982	2,912

ABFC Trust
6.694% due 06/25/2034 •		5,878	5,699

ACAS CLO Ltd.
6.450% due 10/18/2028 •		18,801	18,836

Accredited Mortgage Loan Trust
5.704% due 09/25/2036 •		2,655	2,616
6.164% due 09/25/2035 «•		80	78

Accunia European CLO DAC
4.892% due 07/15/2030 •	EUR	1,076	1,162

ACE Securities Corp. Home Equity Loan Trust
5.564% due 02/25/2037 •		$3,273	1,384
5.704% due 10/25/2036 •		5,375	1,857
5.744% due 12/25/2036 •		3,590	1,870
5.884% due 01/25/2037 •		4,850	1,125
6.044% due 02/25/2036 •		557	547
6.059% due 12/25/2035 •		7,706	7,167
6.124% due 07/25/2033 •		6,241	5,954

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.419% due 11/25/2033 •		$2,077	$2,029
6.614% due 02/25/2035 •		9,425	8,936

Aegis Asset-Backed Securities Trust
6.144% due 03/25/2035 •		2,573	2,467
6.389% due 06/25/2035 •		15,500	11,739
7.274% due 12/25/2034 •		1,348	1,177

Allegro CLO Ltd.
0.000% due 01/19/2033 •(c)		1,000	1,000

American Money Management Corp. CLO Ltd.
6.513% due 11/10/2030 •		12,455	12,484

AmeriCredit Automobile Receivables Trust
6.359% due 01/25/2035 •		2,201	2,141

Ameriquest Mortgage Securities Trust
6.014% due 04/25/2036 •		10,000	8,877

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
4.852% due 06/25/2034 •		407	378
6.464% due 01/25/2036 •		5,000	4,337
6.569% due 11/25/2034 •		933	872

AMSR Trust
1.953% due 06/17/2038		4,000	3,519

Anchorage Capital CLO Ltd.
6.985% due 04/20/2037 •		34,000	33,990

Apidos CLO
6.899% due 01/20/2033 •		5,000	5,011

Arbor Realty Commercial Real Estate Notes Ltd.
6.510% due 08/15/2034 •		7,273	7,202
6.790% due 11/15/2036 •		3,700	3,690

AREIT LLC
7.438% due 08/17/2041 •		8,972	9,001

AREIT Trust
7.261% due 11/17/2038 •		10,000	9,742

Ares CLO Ltd.
6.746% due 10/15/2030 •		10,592	10,584

Argent Securities Trust
5.744% due 07/25/2036 •		12,369	10,573

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
3.886% due 02/25/2034 •		339	331
6.204% due 02/25/2036 •		5,673	4,375

Asset-Backed Securities Corp. Home Equity Loan Trust
3.774% due 03/25/2036 •		1,546	1,355
4.263% due 12/25/2036 •		9,200	8,157
5.524% due 05/25/2037 •		308	215
6.404% due 11/25/2033 •		2,456	2,374

Atlas Senior Loan Fund Ltd.
6.760% due 10/24/2031 •		15,919	15,927

Ayresome CDO Ltd.
5.916% due 12/08/2045 •		2,266	658

Ballyrock CLO Ltd.
6.709% due 07/20/2034 •		8,750	8,746

Barings CLO Ltd.
6.710% due 01/18/2035 •		12,300	12,249

Bayview Financial Asset Trust
5.894% due 03/25/2037 •		3,504	3,460

Bear Stearns Asset-Backed Securities Trust
5.744% due 11/25/2036 •		1,235	1,201
5.770% due 12/25/2035 •		5,095	4,678
5.894% due 06/25/2036 •		12,040	11,223
5.924% due 07/25/2036 •		1,243	1,236
6.299% due 07/25/2034 •		6,733	6,527
6.500% due 09/25/2046		16,196	4,150
6.644% due 06/25/2036 •		4,010	4,014

Benefit Street Partners CLO Ltd.
6.656% due 07/15/2032 •		3,200	3,201
7.076% due 10/15/2030 •		17,500	17,569

Birch Grove CLO Ltd.
6.721% due 06/15/2031 •		23,032	23,106

Black Diamond CLO DAC
4.830% due 01/20/2032 •	EUR	1,540	1,659

Blackrock European CLO DAC
4.562% due 10/15/2031 •		6,773	7,263

BlueMountain Fuji EUR CLO DAC
1.050% due 01/15/2031		496	510
4.662% due 01/15/2031 •		5,659	6,083

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BNC Mortgage Loan Trust
5.664% due 03/25/2037 •		$29,581	$22,855
5.734% due 05/25/2037 •		10,000	7,984

BNPP AM Euro CLO DAC
4.592% due 10/15/2031 •	EUR	246	264

Cairn CLO DAC
4.722% due 10/15/2031 •		4,995	5,350

Carlyle Euro CLO DAC
4.642% due 01/15/2031 •		6,121	6,545

Carlyle Global Market Strategies CLO Ltd.
6.619% due 05/15/2031 •		$6,171	6,190
6.631% due 07/27/2031 •		3,921	3,923

Carrington Mortgage Loan Trust
5.664% due 10/25/2036 •		11,809	10,116

Carvana Auto Receivables Trust
5.710% due 07/10/2029		4,270	4,318
5.820% due 08/10/2028		5,900	5,938
6.090% due 11/10/2026		4,079	4,085
6.160% due 10/10/2028		1,500	1,522

Cedar Funding CLO Ltd.
6.579% due 01/20/2031 •		2,135	2,135

Centerline Logistics Corp.
9.250% due 12/15/2027 «		5,561	5,589
9.750% due 12/15/2027 «		6,681	6,715

Centex Home Equity Loan Trust
6.404% due 03/25/2035 •		1,653	1,596

CIFC Funding Ltd.
6.441% due 04/19/2029 •		9,765	9,757
6.630% due 04/24/2030 •		5,562	5,563
6.660% due 07/18/2031 •		8,490	8,510

CIT Mortgage Loan Trust
6.944% due 10/25/2037 •		5,452	5,422

Citicorp Residential Mortgage Trust
4.563% due 06/25/2037 þ		8,615	6,615

Citigroup Mortgage Loan Trust
5.624% due 01/25/2037 •		2,391	1,713
5.704% due 08/25/2036 «•		440	428
5.704% due 07/25/2045 •		5,167	3,665
5.744% due 12/25/2036 •		2,900	1,181
5.764% due 09/25/2036 •		2,199	1,625
6.044% due 10/25/2036 •		5,782	3,320
6.119% due 10/25/2035 •		1,652	1,605

Citigroup Mortgage Loan Trust Asset-Backed Pass-Through Certificates
6.389% due 10/25/2034 •		1,505	1,446

College Avenue Student Loans LLC
1.600% due 07/25/2051		12,155	10,686
1.760% due 06/25/2052		9,227	8,069
2.320% due 07/26/2055		4,930	4,239
4.130% due 12/26/2047		1,603	1,532
6.644% due 12/26/2047 •		1,167	1,164
7.094% due 11/26/2046 •		2,199	2,219

Cologix Canadian Issuer LP
4.940% due 01/25/2052	CAD	30,000	20,625

Commonbond Student Loan Trust
1.980% due 08/25/2050		$5,007	4,360

Conseco Finance Securitizations Corp.
8.310% due 05/01/2032 ~		19,650	3,700

Countrywide Asset-Backed Certificates Trust
4.349% due 02/25/2035 ~		5,174	4,412
4.668% due 01/25/2037 •		16,600	14,711
5.584% due 06/25/2037 •		6,328	5,857
5.584% due 07/25/2037 •		302	298
5.584% due 06/25/2047 •		19,574	17,497
5.664% due 09/25/2037 •		279	284
5.694% due 02/25/2036 •		1,014	953
5.704% due 12/25/2036 •		10,343	9,390
5.844% due 09/25/2047 •		647	598
5.884% due 07/25/2034 •		2,859	2,792
5.884% due 09/25/2047 •		1,040	1,002
5.924% due 03/25/2037 •		16,651	15,335
5.924% due 10/25/2046 •		7,726	7,477
5.944% due 04/25/2046 •		1,881	1,811
5.964% due 09/25/2046 •		4,200	3,967
5.969% due 07/25/2036 •		7,345	7,211
5.999% due 07/25/2036 •		14,425	13,336

144	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.144% due 07/25/2034 •		$6,571	$6,443
6.184% due 08/25/2047 •		958	916
6.244% due 08/25/2047 •		5	5
6.344% due 10/25/2034 •		669	656
6.344% due 05/25/2036 •		1,022	993
6.389% due 11/25/2034 •		1,282	1,265
6.389% due 02/25/2036 •		2,256	2,216
6.464% due 10/25/2032 •		3,001	2,823
6.524% due 01/25/2036 •		5,938	5,881
6.944% due 02/25/2035 •		1,604	1,576

Countrywide Revolving Home Equity Loan Trust
5.620% due 05/15/2036 •		561	555

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.844% due 11/25/2035 •		608	637

Credit-Based Asset Servicing & Securitization CBO Ltd.
8.770% due 02/16/2041 •		248,640	3,424
8.840% due 12/15/2034 •		15,662	851

Credit-Based Asset Servicing & Securitization LLC
3.233% due 05/25/2036 •		6,360	4,148
3.898% due 12/25/2035 •		1,165	1,140
5.555% due 07/25/2037 •		97	64

Credit-Based Asset Servicing & Securitization Trust
5.564% due 11/25/2036 •		1,917	869

CSAB Mortgage-Backed Trust
6.500% due 11/25/2036 «þ		59	9

CVC Cordatus Loan Fund DAC
4.592% due 10/15/2031 •	EUR	7,422	7,957
4.620% due 07/21/2030 •		613	659

Diameter Capital CLO Ltd.
7.144% due 01/15/2037 •		$22,600	22,789

Dryden Euro CLO DAC
1.650% due 04/15/2033	EUR	5,600	5,422
4.602% due 04/15/2033 •		6,450	6,875

ECMC Group Student Loan Trust
6.435% due 07/25/2069 •		$4,738	4,713

Ellington Loan Acquisition Trust
6.494% due 05/25/2037 •		2,006	1,955
6.544% due 05/25/2037 •		3,692	3,564
6.944% due 05/25/2037 •		6,450	6,233

Elmwood CLO Ltd.
6.947% due 01/17/2034 •		11,600	11,653

EMC Mortgage Loan Trust
6.544% due 08/25/2040 •		487	481

Encore Credit Receivables Trust
6.479% due 10/25/2035 •		3,552	3,146

Equifirst Loan Securitization Trust
5.634% due 04/25/2037 •		22,468	20,101

Euro-Galaxy CLO DAC
1.600% due 04/24/2034	EUR	2,800	2,727
4.565% due 04/24/2034 •		4,293	4,608
5.345% due 04/24/2034 •		2,200	2,346

Exeter Automobile Receivables Trust
6.310% due 10/15/2027		$500	503

FHF Issuer Trust
5.690% due 02/15/2030		7,300	7,304
6.790% due 10/15/2029		7,564	7,640

FHF Trust
5.390% due 05/15/2028		8,000	7,867

First Franklin Mortgage Loan Trust
5.604% due 11/25/2036 •		848	834
5.664% due 12/25/2037 •		1,167	1,105
5.764% due 04/25/2036 •		2,509	2,430
6.014% due 02/25/2036 •		5,500	5,118
6.194% due 12/25/2035 •		8,299	7,964
6.254% due 10/25/2035 •		6,128	6,600
6.389% due 06/25/2034 •		3,362	3,228
7.094% due 01/25/2035 •		5,671	5,402

Fremont Home Loan Trust
5.584% due 01/25/2037 •		16,542	8,431
5.764% due 05/25/2036 •		15,586	9,623
5.764% due 08/25/2036 •		25,034	8,066
6.374% due 04/25/2035 •		6,242	5,979

Galaxy CLO Ltd.
6.546% due 10/15/2030 •		11,571	11,567

GE-WMC Mortgage Securities Trust
5.744% due 08/25/2036 •		12,789	5,413

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Generate CLO Ltd.
0.000% due 10/20/2036 •		$31,600	$31,709

GLS Auto Receivables Issuer Trust
5.240% due 03/15/2030		5,300	5,284

GoldenTree Loan Management U.S. CLO Ltd.
6.638% due 04/20/2035 •		1,660	1,660

Golub Capital Partners CLO Ltd.
6.599% due 04/20/2031 •		3,444	3,444

Goodgreen Trust
3.930% due 10/15/2053 ~		5,032	4,594

GPMT Ltd.
7.041% due 07/16/2035 •		15,000	14,783
7.391% due 07/16/2035 •		5,000	4,854
7.841% due 07/16/2035 •		10,000	9,561
Greystone Commercial Real Estate Notes Ltd.
6.620% due 09/15/2037 •		1,924	1,921

GSAA Home Equity Trust
5.825% due 06/25/2036 ~		14,409	3,747
5.904% due 04/25/2047 •		5,750	2,649
5.924% due 12/25/2036 •		6,349	2,256
5.985% due 06/25/2036 ~		629	163
6.000% due 10/25/2037 «		139	119
6.032% due 05/25/2037 þ		7,854	3,521
6.044% due 05/25/2047 •		288	175
6.089% due 06/25/2035 •		1,027	1,013
6.164% due 06/25/2035 •		5,440	5,201
7.319% due 02/25/2035 •		900	879

GSAMP Trust
5.564% due 12/25/2036 •		770	372
5.584% due 12/25/2036 •		5,441	2,815
5.744% due 08/25/2036 •		10,451	8,198
6.329% due 07/25/2045 •		4,400	3,912

Harvest CLO DAC
4.650% due 10/20/2031 •	EUR	7,210	7,728

Harvest SBA Loan Trust
7.685% due 08/25/2044 •		$1,870	1,859

Hildene TruPS Securitization Ltd.
6.947% due 10/10/2038 •		15,656	15,656

Home Equity Asset Trust
6.149% due 01/25/2036 •		13,317	12,487
6.419% due 12/25/2034 •		962	954

Home Equity Loan Trust
5.784% due 04/25/2037 •		600	501

Home Equity Mortgage Loan Asset-Backed Trust
5.684% due 04/25/2037 •		5,697	3,835
5.924% due 08/25/2036 •		7,500	6,697

Home Partners of America Trust
1.901% due 12/17/2026		8,664	7,869
2.200% due 01/17/2041		2,477	2,175

HSI Asset Securitization Corp. Trust
5.594% due 12/25/2036 •		4,187	3,712
5.634% due 01/25/2037 •		2,258	1,588
5.644% due 07/25/2036 •		6,734	2,936
6.224% due 11/25/2035 •		688	650

ICG U.S. CLO Ltd.
6.616% due 04/25/2031 •		1,475	1,477
6.720% due 01/24/2032 •		1,000	1,001

IndyMac INDB Mortgage Loan Trust
5.584% due 07/25/2036 •		10,733	3,410

Invitation Homes Trust
6.540% due 01/17/2038 •		37,387	37,515

JP Morgan Mortgage Acquisition Corp.
6.374% due 12/25/2035 •		831	800

JP Morgan Mortgage Acquisition Trust
4.929% due 11/25/2036 •		4,000	4,100
5.654% due 10/25/2036 •		650	638
5.954% due 02/25/2036 •		3,375	3,299

Jubilee CLO DAC
1.650% due 04/15/2031	EUR	1,700	1,641
4.542% due 04/15/2030 •		1,423	1,526
4.552% due 04/15/2030 •		3,039	3,275
4.592% due 04/15/2031 •		4,600	4,943

KKR CLO Ltd.
6.976% due 04/15/2031 •		$11,700	11,687
7.160% due 07/18/2030 •		19,500	19,552

KKR CLO Trust
6.766% due 10/15/2034 •		6,700	6,697

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Laurelin DAC
1.800% due 10/20/2031	EUR	10,500	$10,490

LCCM Trust
6.890% due 11/15/2038 •		$25,915	25,574

Lehman XS Trust
5.684% due 02/25/2037 •		4,696	4,559
5.764% due 02/25/2037 •		1,744	1,690

Lendingpoint Asset Securitization Trust
4.770% due 10/15/2029		1,602	1,592

LendingPoint Pass-Through Trust
5.700% due 07/15/2029		2,719	2,686

Lendmark Funding Trust
5.530% due 06/21/2032		5,400	5,433

LoanCore Issuer Ltd.
6.869% due 01/17/2037 •		6,899	6,839

Lockwood Grove CLO Ltd.
6.756% due 01/25/2030 •		13,316	13,323
7.256% due 01/25/2030 •		2,700	2,710

Long Beach Mortgage Loan Trust
5.734% due 07/25/2036 •		8,997	6,204
5.744% due 05/25/2036 •		1,562	825
5.764% due 09/25/2036 •		23,720	6,584
5.764% due 10/25/2036 •		18,712	6,103
5.884% due 06/25/2034 •		979	953
6.149% due 11/25/2035 •		8,231	7,558
6.239% due 06/25/2034 •		39	39
6.359% due 08/25/2035 •		3,000	2,659
6.719% due 02/25/2035 •		2,170	2,120

Madison Park Funding Ltd.
6.551% due 07/27/2031 •		5,020	5,016

Magnetite Ltd.
6.679% due 07/20/2031 •		2,252	2,252
6.935% due 10/25/2033 •		34,800	34,944

Man GLG Euro CLO DAC
4.812% due 01/15/2030 •	EUR	233	252

MAPS Ltd.
4.212% due 05/15/2043		$1,495	1,380

Marlette Funding Trust
7.130% due 12/15/2033		13,194	13,346

MASTR Asset-Backed Securities Trust
5.684% due 10/25/2036 •		8,054	7,030
5.744% due 06/25/2036 •		9,425	3,445
5.764% due 10/25/2036 •		2,086	1,052
5.804% due 02/25/2036 •		4,844	1,826
5.904% due 01/25/2037 •		10,256	2,975
6.024% due 12/25/2035 «•		93	91
6.194% due 10/25/2035 •		4,466	4,178
6.224% due 02/25/2034 •		850	854
6.494% due 05/25/2035 •		3,080	2,963

Merrill Lynch Mortgage Investors Trust
5.664% due 08/25/2037 •		441	229
5.724% due 04/25/2047 •		10,808	4,423
5.734% due 08/25/2037 •		9,023	8,064
5.744% due 08/25/2037 •		23,842	12,381
5.824% due 04/25/2047 •		4,603	1,884
6.164% due 06/25/2035 «•		137	137

MF1 LLC
7.063% due 03/19/2039 •		9,500	9,521

MF1 Ltd.
7.191% due 10/16/2036 •		10,000	9,700

MF1 Multifamily Housing Mortgage Loan Trust
6.640% due 07/15/2036 •		20,000	19,703

MFA Trust
5.363% due 03/25/2060 þ		2,517	2,495

MKS CLO Ltd.
6.769% due 01/20/2031 •		6,704	6,704

Morgan Stanley ABS Capital, Inc. Trust
4.073% due 01/25/2035 •		7,704	6,779
5.504% due 05/25/2037 •		3,714	2,776
5.544% due 10/25/2036 •		6,539	2,838
5.654% due 01/25/2037 •		3,833	1,799
5.904% due 09/25/2036 •		5,015	2,161
6.329% due 11/25/2034 •		1,953	1,841
6.374% due 07/25/2034 •		89	89
6.419% due 02/25/2035 •		6,058	4,585

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	145

Schedule of Investments	PIMCO Mortgage Opportunities and Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.494% due 04/25/2035 •	$161	$152
9.244% due 02/25/2047 •	4,213	3,412

Morgan Stanley IXIS Real Estate Capital Trust
5.514% due 11/25/2036 •	9,494	3,093
5.594% due 11/25/2036 •	14,586	4,751
5.744% due 07/25/2036 •	16,426	6,658

Morgan Stanley Mortgage Loan Trust
5.924% due 04/25/2037 •	1,456	399
6.226% due 10/25/2036 þ	2,298	695

Mountain View CLO LLC
6.666% due 10/16/2029 •	4,473	4,473

Nassau Ltd.
6.726% due 10/15/2029 •	1,214	1,216
6.726% due 07/15/2031 •	12,566	12,604

Navient Private Education Refi Loan Trust
1.690% due 05/15/2069	5,755	5,256
4.000% due 12/15/2059	2,968	2,880

Navient Student Loan Trust
6.235% due 07/26/2066 •	9,499	9,507

Nelnet Student Loan Trust
6.640% due 02/20/2041	13,559	13,630
7.519% due 02/20/2041 •	14,517	14,547

Neuberger Berman CLO Ltd.
6.619% due 04/20/2031 •	8,100	8,100

New Century Home Equity Loan Trust
6.389% due 06/25/2035 •	4,150	4,167

NovaStar Mortgage Funding Trust
7.544% due 12/25/2034 «•	120	96

OneMain Financial Issuance Trust
6.819% due 09/15/2036 •	2,600	2,645

Oportun Issuance Trust
6.334% due 04/08/2031	1,682	1,683

Option One Mortgage Loan Trust
5.574% due 07/25/2037 •	2,204	1,417
5.624% due 04/25/2037 •	162	93
6.179% due 05/25/2035 •	2,585	2,451

Option One Mortgage Loan Trust Asset-Backed Certificates
6.134% due 11/25/2035 •	6,939	6,549

Oxford Finance Funding LLC
3.602% due 02/15/2030	14,994	14,333

OZLM Ltd.
7.279% due 07/20/2032 •	9,750	9,774

Pagaya AI Debt Selection Trust
6.159% due 05/15/2030	10,900	10,912
6.258% due 10/15/2031	11,000	10,997
6.319% due 08/15/2031	5,400	5,409
6.660% due 07/15/2031	1,000	1,004
6.813% due 03/15/2030 ~	1,391	1,398
7.228% due 07/15/2031	2,056	2,065
7.625% due 04/15/2031	1,300	1,312
7.656% due 05/15/2030 «	500	502
8.027% due 12/16/2030 ~	1,939	1,960
8.234% due 07/15/2030 ~	1,301	1,319

Palisades CDO Ltd.
6.227% due 07/22/2039 •	14	14

Palmer Square CLO Ltd.
6.638% due 04/20/2035 •	10,770	10,761
6.963% due 10/20/2033 •	41,300	41,471

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
6.569% due 10/25/2034 •	13,812	13,585
7.319% due 09/25/2034 •	197	191
7.544% due 09/25/2034 •	9,202	8,098

People’s Choice Home Loan Securities Trust
6.329% due 06/25/2034 •	3,031	2,943

Popular ABS Mortgage Pass-Through Trust
5.939% due 07/25/2036 •	4,846	4,482

PRET LLC
1.744% due 07/25/2051 þ	7,583	7,351
1.868% due 07/25/2051 þ	9,208	8,914
1.992% due 02/25/2061 þ	9,000	8,797

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.487% due 07/25/2051 þ		$10,007	$9,786
2.487% due 10/25/2051 ~		3,180	3,115
5.240% due 04/25/2052 þ		25,113	24,745
5.240% due 09/27/2060 þ		4,283	4,238
7.143% due 01/25/2054 þ		5,701	5,737
7.143% due 03/25/2054 «þ		10,100	10,115
8.112% due 11/25/2053 þ		9,444	9,470
8.232% due 09/25/2053 þ		22,782	23,075
8.497% due 10/25/2053 þ		44,416	44,683

PRPM LLC
6.878% due 02/25/2028 ~		8,808	8,863

RAAC Trust
6.044% due 06/25/2044 •		23	20
6.144% due 03/25/2034 «•		38	37
6.944% due 09/25/2047 •		4,488	4,277

RCKT Mortgage Trust
6.025% due 02/25/2044 ~		3,755	3,754

Reach ABS Trust
6.300% due 02/18/2031		3,196	3,203

Ready Capital Mortgage Financing LLC
6.744% due 04/25/2038 •		5,000	4,912
7.194% due 04/25/2038 •		10,000	9,904
7.694% due 04/25/2038 •		5,000	4,891

Renaissance Home Equity Loan Trust
5.473% due 01/25/2037 þ		9,077	3,068
5.608% due 05/25/2036 þ		6,712	3,130
5.746% due 05/25/2036 þ		2,134	1,019
5.951% due 05/25/2035 þ		5,982	5,912
6.011% due 05/25/2036 þ		3,091	1,542
6.166% due 05/25/2036 þ		3,374	1,726

Research-Driven Pagaya Motor Asset Trust
2.650% due 03/25/2030		14,824	14,231
4.320% due 09/25/2030		6,195	6,014
7.090% due 06/25/2032		2,500	2,511
7.130% due 01/26/2032		10,499	10,570

Residential Asset Mortgage Products Trust
6.124% due 12/25/2035 •		6,849	5,876
6.134% due 10/25/2035 •		29	28
6.494% due 07/25/2035 •		2,500	2,159
6.694% due 10/25/2034 •		10,085	8,970

Residential Asset Securities Corp. Trust
5.904% due 06/25/2036 •		7,670	7,425
6.144% due 06/25/2035 «•		111	108
6.449% due 05/25/2035 •		3,503	3,438
6.479% due 08/25/2035 •		11,600	11,086

Sapphire Aviation Finance Ltd.
4.250% due 03/15/2040		6,239	5,733

Saranac CLO Ltd.
7.190% due 06/22/2030 •		4,559	4,578

Saxon Asset Securities Trust
1.667% due 11/25/2035 •		2,020	1,964
5.754% due 09/25/2037 •		1,161	1,094
5.879% due 09/25/2036 •		3,000	2,833

SBNA Auto Lease Trust
6.520% due 04/20/2028		3,400	3,487

SCCU Auto Receivables Trust
5.700% due 10/16/2028		5,100	5,142
5.700% due 08/15/2029		2,800	2,815

Securitized Asset-Backed Receivables LLC Trust
5.564% due 09/25/2036 •		2,523	1,763
5.624% due 07/25/2036 •		3,089	1,092
5.764% due 09/25/2036 •		22,040	15,404
5.924% due 09/25/2036 •		4,031	2,818
6.059% due 01/25/2035 •		8,408	7,859

SLM Student Loan Trust
4.490% due 12/15/2033 •	EUR	670	676
4.498% due 07/25/2039 •		819	841
6.223% due 10/25/2029 •		$637	637

SMB Private Education Loan Trust
1.290% due 07/15/2053		3,579	3,263
2.310% due 01/15/2053		5,804	5,420
4.550% due 02/16/2055		27,320	25,820
4.950% due 02/16/2055		11,680	10,922
7.169% due 05/16/2050 •		2,440	2,467

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SoFi Professional Loan Program LLC
2.650% due 09/25/2040	$145	$139

SoFi Professional Loan Program Trust
1.030% due 08/17/2043	9,984	8,564

Sound Point CLO Ltd.
6.566% due 07/25/2030 •	4,518	4,521
6.766% due 10/25/2034 •	10,400	10,384
7.379% due 07/20/2032 •	9,250	9,275

Soundview Home Loan Trust
5.554% due 01/25/2037 •	2,418	1,739
5.614% due 07/25/2037 •	249	214
5.944% due 06/25/2036 •	7,998	7,782
6.004% due 05/25/2036 •	11,461	11,000
6.434% due 06/25/2035 •	3,488	3,220

Specialty Underwriting & Residential Finance Trust
5.744% due 09/25/2037 •	956	637
5.794% due 03/25/2037 •	279	153

Start Ltd.
4.089% due 03/15/2044	3,076	2,849

Starwood Commercial Mortgage Trust
6.520% due 07/15/2038 •	1,210	1,208
7.241% due 04/18/2038 •	5,000	4,653
7.541% due 04/18/2038 •	7,825	7,085

Store Master Funding LLC
4.290% due 10/20/2048	4,068	3,803

Structured Asset Investment Loan Trust
5.616% due 07/25/2036 •	6,231	3,641
6.044% due 04/25/2036 •	35,340	18,361
6.209% due 08/25/2035 •	3,056	2,935
6.244% due 04/25/2034 •	2,965	2,874

Structured Asset Securities Corp. Mortgage Loan Trust
5.579% due 02/25/2037 •	11,188	10,548
5.714% due 07/25/2036 •	223	222
5.764% due 12/25/2036 •	19,835	18,331
5.864% due 02/25/2037 •	4,664	4,510
6.449% due 11/25/2035 •	500	492

Sycamore Tree CLO Ltd.
7.003% due 01/20/2037 •	19,900	19,924

Symphony CLO Ltd.
7.002% due 04/25/2034 •	25,100	25,191

Taberna Preferred Funding Ltd.
5.874% due 05/05/2038 •	608	577
5.894% due 12/05/2036 •	28,545	24,977
5.964% due 11/05/2035 •	1,566	1,456

TCI-Symphony CLO Ltd.
7.126% due 10/13/2032 •	18,530	18,593

Terwin Mortgage Trust
5.944% due 05/25/2038 •	4,866	2,448

Thunderbolt Aircraft Lease Ltd.
4.147% due 09/15/2038 þ	13,953	12,573

Tralee CLO Ltd.
7.436% due 10/25/2032 •	3,425	3,434

Tropic CDO Ltd.
5.896% due 07/15/2036 •	9,026	8,529
6.328% due 04/15/2034 •	82	82

U.S. Capital Funding Ltd.
5.867% due 10/10/2040 •	530	488

Upstart Pass-Through Trust
4.300% due 05/20/2030	1,515	1,477
7.900% due 10/20/2028	4,342	4,382

Upstart Structured Pass-Through Trust
4.250% due 06/17/2030	1,849	1,806

Venture CLO Ltd.
6.456% due 04/15/2027 •	789	789
6.559% due 09/07/2030 •	16,075	16,063
6.636% due 07/15/2031 •	5,584	5,586
7.329% due 07/30/2032 •	14,200	14,199

Vibrant CLO Ltd.
7.224% due 06/20/2029 •	6,600	6,624
7.279% due 07/20/2032 •	12,125	12,158
7.329% due 07/20/2032 •	23,200	23,263

146	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

VMC Finance LLC
6.891% due 06/16/2036 •	$6,000	$5,894
7.241% due 06/16/2036 •	7,000	6,549
7.691% due 06/16/2036 •	3,000	2,722

Voya CLO Ltd.
7.026% due 10/15/2030 •	4,000	4,011

Wells Fargo Home Equity Asset-Backed Securities Trust
7.544% due 11/25/2035 •	12,824	12,344

Westlake Automobile Receivables Trust
3.340% due 06/15/2026	5,000	4,937

Whitehorse Ltd.
6.826% due 10/15/2031 •	21,820	21,826

Wind River CLO Ltd.
7.226% due 07/15/2031 •	13,250	13,284

Total Asset-Backed Securities (Cost $2,672,204)		2,539,847

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (h) 0.0%
		$758

U.S. TREASURY BILLS 0.3%
5.379% due 04/11/2024 - 06/13/2024 (d)(e)(k)(m)	$27,804	27,673

Total Short-Term Instruments (Cost $28,432)		28,431

Total Investments in Securities (Cost $20,961,174)		20,120,544

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 1.5%

SHORT-TERM INSTRUMENTS 1.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.5%

PIMCO Short-Term Floating NAV Portfolio III	13,765,001	$133,892

Total Short-Term Instruments (Cost $133,898)		133,892

Total Investments in Affiliates (Cost $133,898)		133,892

Total Investments 219.6% (Cost $21,095,072)		$20,254,436

Financial Derivative Instruments (j)(l) 0.9% (Cost or Premiums, net $387,987)		79,687

Other Assets and Liabilities, net (120.5)%		(11,110,292)

Net Assets 100.0%		$9,223,831

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Principal amount of security is adjusted for inflation.

(g) RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Seasoned Credit Risk Transfer Trust	4.000%	07/25/2056	05/03/2022 - 05/10/2022	$2,272	$2,266	0.02%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	03/28/2024	04/01/2024	$758	U.S. Treasury Notes 5.000% due 09/30/2025	$(773)	$758	$758

Total Repurchase Agreements						$(773)	$758	$758

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
CIB	5.430%	03/13/2024	04/11/2024	$(586,725)	$(588,406)
FAR	5.430	03/15/2024	04/11/2024	(53,626)	(53,764)
	5.440	03/13/2024	04/11/2024	(638,296)	(640,128)

Total Reverse Repurchase Agreements					$(1,282,298)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	147

Schedule of Investments	PIMCO Mortgage Opportunities and Bond Fund	(Cont.)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
BCY	5.420%	03/13/2024	04/23/2024	$(4,694)	$(4,707)
TDM	5.420	03/15/2024	04/04/2024	(5,793)	(5,808)

Total Sale-Buyback Transactions					$(10,515)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (52.7)%
Ginnie Mae, TBA	2.500%	04/01/2054	$423,700	$(362,975)	$(360,929)
Uniform Mortgage-Backed Security, TBA	1.500	04/01/2039	9,500	(8,295)	(8,229)
Uniform Mortgage-Backed Security, TBA	2.000	04/01/2039	107,900	(95,285)	(95,638)
Uniform Mortgage-Backed Security, TBA	2.000	05/01/2039	122,000	(107,870)	(108,269)
Uniform Mortgage-Backed Security, TBA	2.000	05/01/2054	430,650	(341,719)	(341,329)
Uniform Mortgage-Backed Security, TBA	2.500	05/01/2054	674,735	(560,982)	(558,538)
Uniform Mortgage-Backed Security, TBA	3.000	04/01/2039	29,425	(27,531)	(27,389)
Uniform Mortgage-Backed Security, TBA	3.000	05/01/2054	1,371,880	(1,187,336)	(1,181,714)
Uniform Mortgage-Backed Security, TBA	3.500	05/01/2054	840,010	(755,484)	(752,362)
Uniform Mortgage-Backed Security, TBA	4.000	04/01/2039	120,300	(116,644)	(116,528)
Uniform Mortgage-Backed Security, TBA	4.000	04/01/2054	7,892	(7,314)	(7,309)
Uniform Mortgage-Backed Security, TBA	4.500	04/01/2054	156,000	(148,374)	(148,571)
Uniform Mortgage-Backed Security, TBA	5.000	04/01/2054	226,000	(220,623)	(220,535)
Uniform Mortgage-Backed Security, TBA	6.000	04/01/2054	65,070	(65,615)	(65,673)
Uniform Mortgage-Backed Security, TBA	6.000	05/01/2054	810,000	(817,170)	(817,279)
Uniform Mortgage-Backed Security, TBA	6.500	04/01/2054	51,252	(52,313)	(52,368)

Total Short Sales (52.7)%				$(4,875,530)	$(4,862,660)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
CIB	$0	$(588,406)	$0	$(588,406)	$602,601	$14,195
FAR	0	(693,892)	0	(693,892)	719,151	25,259
FICC	758	0	0	758	(773)	(15)

Master Securities Forward Transaction Agreement
BCY	0	0	(4,707)	(4,707)	4,702	(5)
TDM	0	0	(5,808)	(5,808)	5,797	(11)

Total Borrowings and Other Financing Transactions	$758	$(1,282,298)	$(10,515)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Government Agencies	$0	$(1,282,298)	$0	$0	$(1,282,298)

Total	$0	$(1,282,298)	$0	$0	$(1,282,298)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(10,515)	0	0	(10,515)

Total	$0	$(10,515)	$0	$0	$(10,515)

Total Borrowings	$0	$(1,292,813)	$0	$0	$(1,292,813)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(1,292,813)

148	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

(i)	Securities with an aggregate market value of $1,333,661 have been pledged as collateral under the terms of the above master agreements as of March 31, 2024.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(1,450,569) at a weighted average interest rate of 5.336%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(18) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(j) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month SOFR Active Contract September Futures	12/2025	84	$20,185	$(17)	$0	$(12)
U.S. Treasury 5-Year Note June Futures	06/2024	100	10,702	13	0	(12)
U.S. Treasury 10-Year Note June Futures	06/2024	12,470	1,381,637	6,240	0	(974)

				$6,236	$0	$(998)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month SOFR Active Contract December Futures	03/2025	612	$(146,008)	$(186)	$84	$0
3-Month SOFR Active Contract June Futures	09/2024	3,182	(754,651)	1,312	159	0
3-Month SOFR Active Contract March Futures	06/2024	543	(128,518)	898	3	0
3-Month SOFR Active Contract September Futures	12/2024	3,864	(919,004)	9,864	435	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2024	101	(13,029)	(129)	0	(47)

				$11,759	$681	$(47)

Total Futures Contracts				$17,995	$681	$(1,045)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-SOFR Compounded-OIS	2.000%	Annual	12/21/2024	$	1,864,400	$83,891	$(23,203)	$60,688	$1,157	$0
Receive	1-Day USD-SOFR Compounded-OIS	4.600	Annual	02/02/2025		678,000	907	3,019	3,926	270	0
Receive	1-Day USD-SOFR Compounded-OIS	4.100	Annual	02/05/2025		1,246,000	2,631	10,622	13,253	564	0
Pay	1-Day USD-SOFR Compounded-OIS	4.600	Annual	02/05/2025		1,246,000	(1,271)	(5,851)	(7,122)	0	(496)
Receive	1-Day USD-SOFR Compounded-OIS	4.600	Annual	02/06/2025		1,186,500	943	5,809	6,752	472	0
Receive	1-Day USD-SOFR Compounded-OIS	1.350	Semi-Annual	03/03/2025		905,300	333	35,309	35,642	766	0
Receive	1-Day USD-SOFR Compounded-OIS	1.400	Semi-Annual	04/05/2025		905,300	479	40,593	41,072	846	0
Receive	1-Day USD-SOFR Compounded-OIS	1.500	Semi-Annual	05/04/2025		905,300	454	38,148	38,602	827	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/21/2025		2,349,375	11,061	52,604	63,665	2,015	0
Receive	1-Day USD-SOFR Compounded-OIS	4.250	Annual	12/20/2025		22,000	178	49	227	28	0
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	06/21/2026		126,500	(93)	4,593	4,500	220	0
Pay	1-Day USD-SOFR Compounded-OIS	4.000	Annual	12/20/2026		28,950	575	(933)	(358)	0	(58)
Pay	1-Day USD-SOFR Compounded-OIS	2.500	Semi-Annual	12/20/2027		7,400	22	(466)	(444)	0	(16)
Receive	1-Day USD-SOFR Compounded-OIS	3.638	Annual	05/31/2028		2,800	0	50	50	5	0
Receive	1-Day USD-SOFR Compounded-OIS	3.655	Annual	05/31/2028		5,500	0	94	94	10	0
Receive	1-Day USD-SOFR Compounded-OIS	3.807	Annual	05/31/2028		1,900	0	21	21	3	0
Receive(1)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2028		700	(3)	9	6	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.858	Annual	03/08/2029		41,300	155	141	296	67	0
Receive	1-Day USD-SOFR Compounded-OIS	4.250	Annual	03/20/2029		187,800	(6,091)	3,991	(2,100)	309	0
Pay(1)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		2,782,600	31,489	(49,832)	(18,343)	0	(4,204)
Pay	1-Day USD-SOFR Compounded-OIS	4.145	Annual	10/10/2030		71,000	(284)	791	507	0	(98)
Pay	1-Day USD-SOFR Compounded-OIS	4.185	Annual	10/10/2030		70,000	(254)	927	673	0	(97)
Pay	1-Day USD-SOFR Compounded-OIS	4.320	Annual	10/10/2030		28,400	(86)	596	510	0	(39)
Receive	1-Day USD-SOFR Compounded-OIS	3.545	Annual	10/31/2030		1,500	0	33	33	2	0
Receive	1-Day USD-SOFR Compounded-OIS	3.547	Annual	10/31/2030		3,700	0	82	82	5	0
Receive	1-Day USD-SOFR Compounded-OIS	3.550	Annual	10/31/2030		3,200	0	70	70	4	0
Receive	1-Day USD-SOFR Compounded-OIS	3.572	Annual	10/31/2030		3,200	0	66	66	4	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	149

Schedule of Investments	PIMCO Mortgage Opportunities and Bond Fund	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-SOFR Compounded-OIS	3.582%	Annual	10/31/2030	$	5,600	$0	$113	$113	$8	$0
Receive	1-Day USD-SOFR Compounded-OIS	3.595	Annual	10/31/2030		3,900	0	75	75	5	0
Receive	1-Day USD-SOFR Compounded-OIS	3.601	Annual	10/31/2030		7,100	0	135	135	10	0
Receive	1-Day USD-SOFR Compounded-OIS	3.602	Annual	10/31/2030		7,100	0	134	134	10	0
Receive	1-Day USD-SOFR Compounded-OIS	3.606	Annual	10/31/2030		3,200	0	60	60	4	0
Receive	1-Day USD-SOFR Compounded-OIS	3.623	Annual	10/31/2030		3,200	0	57	57	4	0
Receive	1-Day USD-SOFR Compounded-OIS	3.664	Annual	10/31/2030		2,100	0	32	32	3	0
Receive	1-Day USD-SOFR Compounded-OIS	3.677	Annual	10/31/2030		1,600	0	23	23	2	0
Receive	1-Day USD-SOFR Compounded-OIS	3.687	Annual	10/31/2030		2,600	0	36	36	4	0
Receive	1-Day USD-SOFR Compounded-OIS	3.689	Annual	10/31/2030		4,500	0	62	62	6	0
Receive	1-Day USD-SOFR Compounded-OIS	3.691	Annual	10/31/2030		3,400	0	47	47	5	0
Receive	1-Day USD-SOFR Compounded-OIS	3.721	Annual	10/31/2030		2,100	0	25	25	3	0
Receive	1-Day USD-SOFR Compounded-OIS	3.722	Annual	10/31/2030		2,100	0	25	25	3	0
Receive	1-Day USD-SOFR Compounded-OIS	3.727	Annual	10/31/2030		2,100	0	24	24	3	0
Receive	1-Day USD-SOFR Compounded-OIS	3.732	Annual	10/31/2030		1,400	0	16	16	2	0
Receive	1-Day USD-SOFR Compounded-OIS	3.735	Annual	10/31/2030		2,100	0	23	23	3	0
Receive	1-Day USD-SOFR Compounded-OIS	3.739	Annual	10/31/2030		2,200	0	24	24	3	0
Receive	1-Day USD-SOFR Compounded-OIS	3.749	Annual	10/31/2030		2,100	0	22	22	3	0
Pay	1-Day USD-SOFR Compounded-OIS	4.012	Annual	11/08/2030		15,600	(110)	115	5	0	(21)
Pay	1-Day USD-SOFR Compounded-OIS	3.705	Annual	01/10/2031		12,700	56	(252)	(196)	0	(17)
Receive	1-Day USD-SOFR Compounded-OIS	3.710	Annual	03/12/2031		71,700	1,506	(639)	867	94	0
Receive(1)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2031		679,300	(2,657)	5,757	3,100	772	0
Pay(1)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2031		650,600	8,861	(11,939)	(3,078)	0	(713)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		1,496,600	140,696	123,515	264,211	1,759	0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2032		258,700	22,630	15,031	37,661	275	0
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	02/07/2034		267,500	1,792	6,425	8,217	215	0
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	02/09/2034		264,500	1,891	6,210	8,101	212	0
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	02/13/2034		91,900	666	2,130	2,796	73	0
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	02/14/2034		46,100	410	990	1,400	37	0
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	02/22/2034		211,000	1,834	4,495	6,329	167	0
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	03/01/2034		122,500	992	2,634	3,626	97	0
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	03/06/2034		122,500	894	2,702	3,596	96	0
Receive(1)	1-Day USD-SOFR Compounded-OIS	3.500	Annual	06/20/2054		144,900	(7,348)	9,761	2,413	0	(374)
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	4,900	90	717	807	0	(14)
Receive(1)	6-Month EUR-EURIBOR	2.750	Annual	09/18/2034		17,900	(369)	(37)	(406)	0	(103)
Receive	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		2,000	111	770	881	0	(16)

Total Swap Agreements							$296,981	$286,650	$583,631	$11,453	$(6,266)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$681	$11,453	$12,134	$0	$(1,045)	$(6,266)	$(7,311)

(k)

Securities with an aggregate market value of $97,081 and cash of $25,761 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(l) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	04/2024	GBP	40,305		$51,163	$293	$0

BRC	04/2024		$1,088	EUR	1,006	0	(3)

DUB	04/2024	EUR	89,540		$97,322	722	0

JPM	04/2024	CAD	30,841		22,857	88	0

150	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
MBC	04/2024		$22,746	CAD	30,847	$27	$0
	04/2024		50,907	GBP	40,305	0	(37)
	05/2024	CAD	30,834		$22,746	0	(27)
	05/2024	GBP	40,305		50,916	37	0

MYI	04/2024		$95,811	EUR	88,534	0	(297)
	05/2024	EUR	88,534		$95,928	302	0
	05/2024		$1,200	GBP	950	0	(1)

Total Forward Foreign Currency Contracts						$1,469	$(365)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.000%	05/28/2024	372,800	$444	$234
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.383	04/04/2024	62,200	404	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	01/13/2025	333,000	2,248	664

BPS	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000	04/22/2025	83,000	759	971

BRC	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	03/17/2025	83,000	452	233
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	12/27/2024	332,400	1,388	596

CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.000	09/25/2025	684,200	1,129	1,020
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.400	05/19/2027	236,100	1,334	2,020

DUB	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.750	10/31/2024	181,400	152	286
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	12/16/2024	498,000	585	178
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.000	09/02/2025	456,200	862	655
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	6.000	09/02/2025	456,200	347	221
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.380	04/04/2024	67,800	436	0
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500	08/19/2024	61,900	1,262	504
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.200	08/19/2024	61,900	1,262	382
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	02/21/2025	47,900	438	180
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500	03/25/2025	166,200	3,357	3,201
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.250	11/29/2024	238,500	5,698	2,644
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	01/03/2025	264,200	1,559	495
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	01/28/2025	19,300	112	42
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500	05/20/2025	205,200	5,930	5,377

FAR	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	04/26/2024	372,600	214	1
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.670	04/29/2024	27,100	573	0
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.170	04/29/2024	27,100	573	1,143

GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	04/26/2024	550,400	316	2
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.250	08/19/2024	381,500	768	129
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.000	10/10/2024	327,300	196	276
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.300	03/13/2025	189,500	341	136
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.790	05/03/2024	164,400	3,576	2
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.790	05/03/2024	164,400	3,576	8,499
	Put - OTC 6-Month Interest Rate Swap	3-Month USD-LIBOR	Receive	5.000	09/03/2024	889,200	445	688
	Put - OTC 6-Month Interest Rate Swap	3-Month USD-LIBOR	Receive	5.660	09/03/2024	889,200	67	89
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.365	08/19/2024	66,900	1,237	398
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.265	08/19/2024	66,900	1,237	355
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	03/10/2025	103,900	704	423
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	05/29/2025	215,000	2,000	1,174

JPM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.250	03/03/2025	472,000	755	355
	Put - OTC 6-Month Interest Rate Swap	3-Month USD-LIBOR	Receive	5.000	08/23/2024	1,394,500	1,116	1,098
	Put - OTC 6-Month Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	08/23/2024	1,394,500	244	226
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	02/28/2025	52,700	532	206
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	12/16/2024	172,200	715	280
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	01/13/2025	258,500	1,396	516
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000	04/16/2025	120,600	1,367	1,395

MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	05/14/2024	366,900	191	5
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.000	05/28/2024	414,000	468	260
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.000	06/14/2024	428,500	664	281
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.250	10/24/2024	425,000	353	199
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.000	12/16/2024	214,000	351	215
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	01/21/2025	590,600	650	248
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.000	03/25/2025	671,200	826	794
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.250	04/04/2024	66,000	163	0
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.513	04/05/2024	142,000	3,053	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	151

Schedule of Investments	PIMCO Mortgage Opportunities and Bond Fund	(Cont.)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.013%	04/05/2024	142,000	$3,053	$7,492
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.670	04/11/2024	143,500	3,003	0
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.170	04/11/2024	143,500	3,003	6,159
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.732	04/24/2024	112,100	2,479	0
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.232	04/24/2024	112,100	2,479	4,340
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	03/21/2025	170,400	1,568	1,095
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.580	09/26/2024	198,500	3,342	279
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.330	09/26/2024	198,500	6,301	8,484
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	01/03/2025	153,300	724	287
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	01/30/2025	166,800	792	374
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000	04/16/2025	58,100	590	672
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000	04/22/2025	66,500	662	778
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	08/22/2025	169,600	2,103	1,231
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.920	02/27/2025	102,700	4,285	3,321

NGF	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	05/07/2024	216,300	173	2
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	05/10/2024	426,000	277	5
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.080	04/19/2024	183,400	3,998	2
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.080	04/19/2024	183,400	3,998	7,242
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	02/18/2025	95,400	849	350
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	02/28/2025	120,800	1,176	472
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	03/03/2025	93,000	902	366
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	03/14/2025	93,100	577	259
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000	04/14/2025	139,700	1,760	1,602

							$106,919	$84,108

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount(1)	Cost	Market Value
DUB	Put - OTC 2-Year Interest Rate Floor(2)	3.250%	1-Day USD-SOFR Compounded-OIS	01/26/2027	2,092,000	$25,104	$14,757

NGF	Put - OTC 2-Year Interest Rate Floor(2)	3.250	1-Day USD-SOFR Compounded-OIS	10/01/2027	880,000	21,120	8,721

						$46,224	$23,478

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	$	96.453	04/04/2024	123,000	$490	$13
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054		96.578	04/04/2024	153,000	430	23
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054		96.203	05/06/2024	65,000	274	142
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 06/01/2054		96.375	06/06/2024	151,500	988	705

JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 5.500% due 05/01/2054		97.813	05/06/2024	88,000	358	103

MSC	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 06/01/2054		96.402	06/06/2024	152,000	968	716
	Put - OTC Uniform Mortgage-Backed Security, TBA 6.000% due 06/01/2054		98.852	06/06/2024	252,500	375	312

SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054		96.133	05/06/2024	179,000	1,077	372
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 06/01/2054		96.313	06/06/2024	146,500	904	662
	Put - OTC Uniform Mortgage-Backed Security, TBA 6.000% due 05/01/2054		98.719	05/06/2024	152,000	416	39

						$6,280	$3,087

Total Purchased Options						$159,423	$110,673

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.959%	04/04/2024	139,200	$(431)	$(143)
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.981	05/06/2024	55,000	(278)	(233)
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.020	05/06/2024	172,500	(1,074)	(606)
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.916	06/06/2024	87,700	(667)	(714)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.000	01/13/2025	166,500	(1,249)	(181)

BPS	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.073	05/06/2024	63,600	(356)	(173)

DUB	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	5.500	09/02/2025	912,400	(1,049)	(755)
	Call - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.000	03/25/2025	166,200	(1,886)	(1,579)

152	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.940%	04/08/2024	201,100	$(711)	$(735)
	Put - OTC 6-Month Interest Rate Swap	3-Month USD-LIBOR	Pay	5.330	09/03/2024	1,778,400	(267)	(529)
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.990	04/04/2024	119,400	(490)	(78)
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.340	05/06/2024	112,100	(416)	(77)

JPM	Put - OTC 6-Month Interest Rate Swap	3-Month USD-LIBOR	Pay	5.250	08/23/2024	2,789,000	(1,046)	(1,051)

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.250	02/27/2025	390,200	(4,255)	(3,352)
	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.480	06/06/2024	173,200	(247)	(209)

NGF	Put - OTC 7-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.916	06/06/2024	295,200	(2,184)	(2,404)

							$(16,606)	$(12,819)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
DUB	Put - OTC 2-Year Interest Rate Floor(2)	2.110%	1-Day USD-SOFR Compounded-OIS	01/26/2027	2,092,000	$(9,497)	$(5,035)
	Put - OTC 2-Year Interest Rate Floor(2)	2.680	1-Day USD-SOFR Compounded-OIS	01/26/2027	2,092,000	(15,481)	(8,787)

NGF	Put - OTC 2-Year Interest Rate Floor(2)	1.936	1-Day USD-SOFR Compounded-OIS	10/01/2027	880,000	(7,040)	(2,800)
	Put - OTC 2-Year Interest Rate Floor(2)	2.593	1-Day USD-SOFR Compounded-OIS	10/01/2027	880,000	(14,080)	(5,068)

						$(46,098)	$(21,690)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC Uniform Mortgage-Backed Security, TBA 6.500% due 04/01/2054	$	102.703	04/04/2024	181,000	$(410)	$(3)

JPM	Call - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2054		93.078	04/04/2024	40,600	(181)	(37)
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054		95.078	04/04/2024	12,000	(45)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054		95.156	04/04/2024	11,500	(44)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054		96.180	04/04/2024	12,000	(47)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054		96.766	04/04/2024	19,000	(52)	(5)
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054		96.797	04/04/2024	79,000	(234)	(21)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054		98.078	04/04/2024	12,000	(36)	(7)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054		98.156	04/04/2024	11,500	(30)	(5)
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054		95.656	05/06/2024	38,000	(181)	(57)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054		97.656	05/06/2024	38,000	(131)	(234)
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 06/01/2054		96.195	06/06/2024	19,000	(92)	(81)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 06/01/2054		99.195	06/06/2024	19,000	(59)	(47)

MSC	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2054		91.859	04/04/2024	178,000	(681)	(83)
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 04/01/2054		93.148	04/04/2024	18,500	(77)	(14)
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054		96.906	04/04/2024	24,000	(135)	(9)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054		97.422	04/04/2024	75,200	(176)	(259)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054		97.477	04/04/2024	123,500	(314)	(380)
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054		95.672	05/06/2024	21,000	(98)	(32)
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054		96.484	05/06/2024	29,500	(169)	(78)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054		97.672	05/06/2024	21,000	(80)	(128)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054		98.484	05/06/2024	29,500	(138)	(74)

SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054		97.594	04/04/2024	22,000	(51)	(131)
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054		97.656	04/04/2024	35,000	(81)	(228)

						$(3,542)	$(1,914)

Total Written Options						$(66,246)	$(36,423)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
BOA	ABX.HE.AA.6-1 Index «	0.320%	Monthly	07/25/2045	$1,515	$(523)	$411	$0	$(112)
	ABX.HE.AAA.6-2 Index «	0.110	Monthly	05/25/2046	3,840	(1,007)	784	0	(223)

BRC	ABX.HE.AAA.6-2 Index «	0.110	Monthly	05/25/2046	243	(68)	54	0	(14)

SAL	ABX.HE.AAA.6-2 Index «	0.110	Monthly	05/25/2046	2,430	(573)	432	0	(141)

Total Swap Agreements						$(2,171)	$1,681	$0	$(490)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	153

Schedule of Investments	PIMCO Mortgage Opportunities and Bond Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$0	$1,781	$0	$1,781	$0	$(1,880)	$(335)	$(2,215)	$(434)	$446	$12
BPS	293	971	0	1,264	0	(173)	0	(173)	1,091	(660)	431
BRC	0	829	0	829	(3)	0	(14)	(17)	812	(920)	(108)
CBK	0	3,040	0	3,040	0	0	0	0	3,040	(2,987)	53
DUB	722	28,922	0	29,644	0	(16,156)	0	(16,156)	13,488	(12,990)	498
FAR	0	1,144	0	1,144	0	0	0	0	1,144	(1,290)	(146)
GLM	0	12,171	0	12,171	0	(1,419)	0	(1,419)	10,752	(10,590)	162
JPM	88	4,179	0	4,267	0	(1,546)	0	(1,546)	2,721	(2,734)	(13)
MBC	64	0	0	64	(64)	0	0	(64)	0	0	0
MSC	0	1,028	0	1,028	0	(1,057)	0	(1,057)	(29)	598	569
MYC	0	36,514	0	36,514	0	(3,561)	0	(3,561)	32,953	(32,651)	302
MYI	302	0	0	302	(298)	0	0	(298)	4	0	4
NGF	0	19,021	0	19,021	0	(10,272)	0	(10,272)	8,749	(8,407)	342
SAL	0	1,073	0	1,073	0	(359)	(141)	(500)	573	(864)	(291)

Total Over the Counter	$1,469	$110,673	$0	$112,142	$(365)	$(36,423)	$(490)	$(37,278)

(m)

Securities with an aggregate market value of $1,174 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2024.

(1)	Notional Amount represents the number of contracts.
(2)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$681	$681
Swap Agreements	0	0	0	0	11,453	11,453

	$0	$0	$0	$0	$12,134	$12,134

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,469	$0	$1,469
Purchased Options	0	0	0	0	110,673	110,673

	$0	$0	$0	$1,469	$110,673	$112,142

	$0	$0	$0	$1,469	$122,807	$124,276

154	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,045	$1,045
Swap Agreements	0	0	0	0	6,266	6,266

	$0	$0	$0	$0	$7,311	$7,311

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$365	$0	$365
Written Options	0	0	0	0	36,423	36,423
Swap Agreements	0	490	0	0	0	490

	$0	$490	$0	$365	$36,423	$37,278

	$0	$490	$0	$365	$43,734	$44,589

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$41	$41
Futures	0	0	0	0	(32,859)	(32,859)
Swap Agreements	0	0	0	0	(23,219)	(23,219)

	$0	$0	$0	$0	$(56,037)	$(56,037)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(6,642)	$0	$(6,642)
Purchased Options	0	0	0	0	(46,992)	(46,992)
Written Options	0	0	0	0	56,913	56,913
Swap Agreements	0	219	0	0	0	219

	$0	$219	$0	$(6,642)	$9,921	$3,498

	$0	$219	$0	$(6,642)	$(46,116)	$(52,539)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$8,036	$8,036
Futures	0	0	0	0	(3,045)	(3,045)
Swap Agreements	0	0	0	0	262,470	262,470

	$0	$0	$0	$0	$267,461	$267,461

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,167	$0	$7,167
Purchased Options	0	0	0	0	(66,736)	(66,736)
Written Options	0	0	0	0	54,034	54,034
Swap Agreements	0	(495)	0	0	0	(495)

	$0	$(495)	$0	$7,167	$(12,702)	$(6,030)

	$0	$(495)	$0	$7,167	$254,759	$261,431

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	155

Schedule of Investments	PIMCO Mortgage Opportunities and Bond Fund	(Cont.)	March 31, 2024

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Loan Participations and Assignments	$0	$449	$0	$449
Corporate Bonds & Notes
Banking & Finance	0	7,062	0	7,062
Industrials	0	2,739	0	2,739
Utilities	0	7,502	0	7,502
Municipal Bonds & Notes
Michigan	0	3,649	0	3,649
U.S. Government Agencies	0	14,108,400	0	14,108,400
U.S. Treasury Obligations	0	84,509	0	84,509
Non-Agency Mortgage-Backed Securities	1,992	3,275,048	60,916	3,337,956
Asset-Backed Securities	1,000	2,514,823	24,024	2,539,847
U.S. Government Agencies	0	0	0	0
Short-Term Instruments
Repurchase Agreements	0	758	0	758
U.S. Treasury Bills	0	27,673	0	27,673

	$2,992	$20,032,612	$84,940	$20,120,544

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$133,892	$0	$0	$133,892

Total Investments	$136,884	$20,032,612	$84,940	$20,254,436

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(4,862,660)	$0	$(4,862,660)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	12,134	0	12,134
Over the counter	0	112,142	0	112,142

	$0	$124,276	$0	$124,276

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(7,311)	0	(7,311)
Over the counter	0	(36,788)	(490)	(37,278)

	$0	$(44,099)	$(490)	$(44,589)

Total Financial Derivative Instruments	$0	$80,177	$(490)	$79,687

Totals	$136,884	$15,250,129	$84,450	$15,471,463

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

156	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Total Return Fund II	March 31, 2024

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 144.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

Worldpay LLC
8.309% (TSFR1M + 3.000%) due 01/31/2031 ~	$400	$402

Total Loan Participations and Assignments (Cost $398)		402

CORPORATE BONDS & NOTES 20.0%

BANKING & FINANCE 6.7%

Alexandria Real Estate Equities, Inc.
3.950% due 01/15/2027	1,500	1,449

Ally Financial, Inc.
6.848% due 01/03/2030 •	600	618

American Express Co.
6.338% due 10/30/2026 •	1,000	1,013

American Tower Corp.
3.375% due 10/15/2026	800	764
3.950% due 03/15/2029	200	189
5.800% due 11/15/2028	800	820

Antares Holdings LP
6.500% due 02/08/2029	900	894

Athene Global Funding
5.516% due 03/25/2027	800	801
5.684% due 02/23/2026	700	703

Bank of America Corp.
4.948% due 07/22/2028 •	800	794
5.933% due 09/15/2027 •	300	304

Brixmor Operating Partnership LP
5.500% due 02/15/2034	400	395

Cantor Fitzgerald LP
7.200% due 12/12/2028	500	518

Capital One Financial Corp.
7.624% due 10/30/2031 •	1,600	1,768

Citigroup, Inc.
5.174% due 02/13/2030 •	600	597

EPR Properties
4.500% due 04/01/2025	1,500	1,478

Equinix, Inc.
2.500% due 05/15/2031	500	417

Equitable Holdings, Inc.
4.350% due 04/20/2028	400	388

Ford Motor Credit Co. LLC
2.900% due 02/16/2028	200	181
3.815% due 11/02/2027	200	187
5.800% due 03/05/2027	1,500	1,506
5.800% due 03/08/2029	700	703

Goldman Sachs Group, Inc.
6.739% (TSFR3M + 1.432%) due 05/15/2026 ~	1,600	1,614

Hanover Insurance Group, Inc.
2.500% due 09/01/2030	1,600	1,344

Healthpeak OP LLC
3.500% due 07/15/2029	1,300	1,204

Hudson Pacific Properties LP
5.950% due 02/15/2028	200	185

Kilroy Realty LP
6.250% due 01/15/2036	200	195

LXP Industrial Trust
6.750% due 11/15/2028	600	626

Morgan Stanley
5.123% due 02/01/2029 •	1,000	998

Morgan Stanley Direct Lending Fund
4.500% due 02/11/2027	1,700	1,638

Nissan Motor Acceptance Co. LLC
2.450% due 09/15/2028	1,700	1,467

Omega Healthcare Investors, Inc.
4.750% due 01/15/2028	600	580

Radian Group, Inc.
6.200% due 05/15/2029	1,000	1,016

Realty Income Corp.
3.950% due 08/15/2027	1,400	1,358

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sammons Financial Group, Inc.
6.875% due 04/15/2034	$600	$605

Santander Holdings USA, Inc.
3.450% due 06/02/2025	1,600	1,556
7.660% due 11/09/2031 •	1,200	1,306

SBA Tower Trust
1.884% due 07/15/2050	1,400	1,308
2.328% due 07/15/2052	1,700	1,496

Sixth Street Lending Partners
6.500% due 03/11/2029	300	300

TPG Operating Group Co.
5.875% due 03/05/2034	600	609

U.S. Bancorp
5.836% due 06/12/2034 •	900	918

UDR, Inc.
3.500% due 01/15/2028	1,600	1,502

Wells Fargo & Co.
2.393% due 06/02/2028 •	1,600	1,465
6.303% due 10/23/2029 •	1,000	1,042

Weyerhaeuser Co.
4.750% due 05/15/2026	600	595

WP Carey, Inc.
4.250% due 10/01/2026	1,780	1,742

		43,156

INDUSTRIALS 6.6%

American Airlines Pass-Through Trust
3.000% due 04/15/2030	807	736
3.150% due 08/15/2033	1,644	1,473
3.500% due 08/15/2033	391	341
4.000% due 01/15/2027	111	107

Amgen, Inc.
5.250% due 03/02/2030	600	609
5.250% due 03/02/2033	1,000	1,009

Bayer U.S. Finance LLC
4.375% due 12/15/2028	1,300	1,224

Becton Dickinson & Co.
4.874% due 02/08/2029	200	199

Booz Allen Hamilton, Inc.
3.875% due 09/01/2028	200	188

Bristol-Myers Squibb Co.
5.200% due 02/22/2034	600	610

British Airways Pass-Through Trust
2.900% due 09/15/2036	728	630
3.350% due 12/15/2030	764	704

Broadcom, Inc.
3.137% due 11/15/2035	707	571
3.187% due 11/15/2036	500	398

CDW LLC
4.125% due 05/01/2025	1,400	1,376

Constellation Brands, Inc.
4.800% due 01/15/2029	300	298

Cox Communications, Inc.
3.500% due 08/15/2027	600	570

Daimler Truck Finance North America LLC
2.000% due 12/14/2026	1,700	1,563

Electronic Arts, Inc.
1.850% due 02/15/2031	1,900	1,558

Energy Transfer LP
4.950% due 05/15/2028	1,600	1,587
6.050% due 12/01/2026	900	918

Essential Utilities, Inc.
5.375% due 01/15/2034	200	199

Fresenius Medical Care U.S. Finance, Inc.
1.875% due 12/01/2026	1,600	1,448

HCA, Inc.
5.200% due 06/01/2028	1,450	1,455

Hyundai Capital America
6.503% due 08/04/2025 •	1,300	1,308

Integris Baptist Medical Center, Inc.
3.875% due 08/15/2050	2,100	1,586

JetBlue Pass-Through Trust
2.750% due 11/15/2033	1,307	1,129

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Marvell Technology, Inc.
5.750% due 02/15/2029	$925	$947

Micron Technology, Inc.
5.300% due 01/15/2031	400	402

National Fuel Gas Co.
5.500% due 10/01/2026	200	200

Oracle Corp.
2.950% due 04/01/2030	1,500	1,335
3.850% due 04/01/2060	1,300	926

Owens Corning
3.400% due 08/15/2026	1,600	1,534

Philip Morris International, Inc.
5.125% due 02/13/2031	1,000	994

Regeneron Pharmaceuticals, Inc.
1.750% due 09/15/2030	1,600	1,310

Southern Co.
3.700% due 04/30/2030	1,400	1,299

Spirit AeroSystems, Inc.
4.600% due 06/15/2028	1,000	938

Spirit Airlines Pass-Through Trust
3.375% due 08/15/2031	135	120

Sprint Spectrum Co. LLC
5.152% due 09/20/2029	720	719

T-Mobile USA, Inc.
5.050% due 07/15/2033	200	198
5.750% due 01/15/2034	1,850	1,928

Tyson Foods, Inc.
5.400% due 03/15/2029	300	303
5.700% due 03/15/2034	300	304

United Airlines Pass-Through Trust
2.700% due 11/01/2033	1,584	1,359
3.100% due 01/07/2030	920	845
4.150% due 02/25/2033	915	858

VMware, Inc.
1.800% due 08/15/2028	1,800	1,569

Westinghouse Air Brake Technologies Corp.
5.611% due 03/11/2034	300	304

		42,186

UTILITIES 6.7%

AES Corp.
5.450% due 06/01/2028	500	499

Alabama Power Co.
1.450% due 09/15/2030	1,100	890

Ameren Illinois Co.
1.550% due 11/15/2030	1,500	1,219

Appalachian Power Co.
2.700% due 04/01/2031	1,600	1,349

Avangrid, Inc.
3.800% due 06/01/2029	1,100	1,032

Constellation Energy Generation LLC
6.125% due 01/15/2034	600	634

DTE Electric Co.
1.900% due 04/01/2028	2,000	1,795

Duke Energy Carolinas LLC
2.550% due 04/15/2031	1,600	1,383

Entergy Mississippi LLC
5.000% due 09/01/2033	800	786

Eversource Energy
5.450% due 03/01/2028	500	506

Exelon Corp.
2.750% due 03/15/2027	1,680	1,573

Florida Power & Light Co.
3.700% due 12/01/2047	1,300	1,026

Georgia Power Co.
3.250% due 03/15/2051	1,500	1,054

Liberty Utilities Co.
5.577% due 01/31/2029	2,000	2,012

Louisville Gas & Electric Co.
5.450% due 04/15/2033	200	205

Massachusetts Electric Co.
1.729% due 11/24/2030	1,500	1,197

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	157

Schedule of Investments	PIMCO Total Return Fund II	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Metropolitan Edison Co.
4.300% due 01/15/2029	$1,400	$1,352

Midwest Connector Capital Co. LLC
3.900% due 04/01/2024	1,400	1,400

Narragansett Electric Co.
5.350% due 05/01/2034	600	606

National Rural Utilities Cooperative Finance Corp.
1.350% due 03/15/2031	1,200	943

New York State Electric & Gas Corp.
2.150% due 10/01/2031	1,700	1,368

NextEra Energy Capital Holdings, Inc.
3.550% due 05/01/2027	1,500	1,431

Northern States Power Co.
2.250% due 04/01/2031	1,600	1,345

Pacific Gas & Electric Co.
4.400% due 03/01/2032	1,700	1,571
4.550% due 07/01/2030	1,500	1,427
5.550% due 05/15/2029	500	505
6.100% due 01/15/2029	1,200	1,237
6.950% due 03/15/2034	600	657

PacifiCorp
5.450% due 02/15/2034	600	602

Public Service Enterprise Group, Inc.
5.450% due 04/01/2034	300	301

San Diego Gas & Electric Co.
2.950% due 08/15/2051	1,700	1,147

Southern California Edison Co.
2.250% due 06/01/2030	1,500	1,276
3.700% due 08/01/2025	1,600	1,566
4.700% due 06/01/2027	1,500	1,484

Southwest Gas Corp.
4.050% due 03/15/2032	1,800	1,653

Southwestern Electric Power Co.
4.100% due 09/15/2028	1,400	1,344

Virginia Electric & Power Co.
3.750% due 05/15/2027	1,500	1,448

WEC Energy Group, Inc.
5.600% due 09/12/2026	800	810

		42,633

Total Corporate Bonds & Notes (Cost $137,975)		127,975

MUNICIPAL BONDS & NOTES 0.7%

CALIFORNIA 0.2%

University of California Revenue Bonds, Series 2012
4.858% due 05/15/2112	1,100	1,026

ILLINOIS 0.2%

Sales Tax Securitization Corp., Illinois Revenue Bonds, Series 2020
3.057% due 01/01/2034	1,400	1,197

LOUISIANA 0.2%

Louisiana Local Government Environmental Facilities & Community Development Auth Revenue Bonds, Series 2022
4.145% due 02/01/2033	1,400	1,359

WEST VIRGINIA 0.1%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
2.951% due 06/01/2031	1,000	839

Total Municipal Bonds & Notes (Cost $4,964)		4,421

U.S. GOVERNMENT AGENCIES 59.4%

Fannie Mae
4.776% due 12/25/2042 ~	131	128
5.373% due 04/01/2041 •	4	4

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.496% due 12/25/2036 •	$41	$39
5.717% due 01/01/2035 •	47	47
5.750% due 05/25/2035 ~	21	21
5.780% due 05/01/2038 •	247	254
5.956% due 09/01/2035 •	7	7
6.281% due 07/01/2044 •	22	22
6.500% due 06/25/2044	26	26

Federal Home Loan Bank
0.960% due 03/05/2026	12,500	11,634

Freddie Mac
0.800% due 10/28/2026 (g)	6,100	5,545
4.000% due 04/01/2024 - 04/01/2048	595	566
4.500% due 02/01/2029	33	33
5.000% due 12/01/2039 - 07/01/2040	32	32
5.500% due 12/01/2036 - 07/01/2039	283	290
5.774% due 07/01/2030 •	4	4
6.000% due 11/01/2029 - 09/01/2038	948	983
6.183% due 08/15/2036 •	296	296
6.289% due 02/25/2045 •	46	44
8.000% due 11/01/2025 - 06/15/2030	68	72

Ginnie Mae
3.000% due 03/20/2052	11,000	9,703
3.625% (H15T1Y + 1.500%) due 01/20/2025 - 01/20/2026 ~	10	11
3.625% due 02/20/2027 - 07/20/2030 •	38	38
3.750% due 12/20/2029 •	43	42
3.875% due 05/20/2027 - 06/20/2027 •	17	16
4.000% (H15T1Y + 1.500%) due 09/20/2024 ~	1	1
4.000% due 07/20/2027 •	32	31
4.000% due 09/15/2049 - 02/15/2050	198	186
4.500% due 04/20/2048 - 12/20/2053	2,580	2,487
5.000% due 07/15/2034 - 07/20/2049	1,955	1,960
5.695% due 07/20/2062 ~	383	382
5.904% due 02/20/2067 •	272	271
5.923% due 06/20/2065 •	641	640
5.959% due 10/20/2062 •	1,174	1,173
6.044% due 07/20/2065 - 10/20/2065 •	2,050	2,042
6.094% due 11/20/2065 •	87	87
6.194% due 08/20/2066 •	782	779
6.244% due 05/20/2066 - 07/20/2066 •	2,619	2,613
6.344% due 04/20/2066 •	311	311
6.364% due 07/20/2065 •	1,356	1,355
6.859% due 11/20/2067 •	994	1,001

Ginnie Mae, TBA
4.000% due 04/01/2054	18,500	17,313

Tennessee Valley Authority
1.500% due 09/15/2031	1,700	1,404
3.875% due 03/15/2028	2,600	2,556

Uniform Mortgage-Backed Security
3.000% due 02/01/2052 - 07/01/2052	59,630	51,382
3.500% due 06/01/2024 - 05/01/2035	6,292	6,035
4.000% due 03/01/2026 - 06/01/2049	761	721
4.500% due 07/01/2024 - 12/01/2040	221	217
5.000% due 04/01/2053 - 06/01/2053	21,147	20,640
5.500% due 01/01/2025 - 02/01/2040	736	752
6.000% due 10/01/2032 - 01/01/2039	734	760
6.500% due 07/01/2031 - 10/01/2037	5	4

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Uniform Mortgage-Backed Security, TBA
2.000% due 05/01/2054	$6,500	$5,152
2.500% due 05/01/2054	25,100	20,778
3.500% due 04/01/2054	55,250	49,451
4.000% due 05/01/2054	28,600	26,499
4.500% due 04/01/2054 - 05/01/2054	70,200	66,868
5.000% due 04/01/2054 - 05/01/2054	46,700	45,578
5.500% due 04/01/2054 - 05/01/2054	17,900	17,812

Total U.S. Government Agencies (Cost $388,671)		379,098

U.S. TREASURY OBLIGATIONS 44.1%

U.S. Treasury Bonds
1.375% due 11/15/2040	18,900	12,160
1.875% due 02/15/2041	1,100	767
2.000% due 11/15/2041	700	491
2.250% due 05/15/2041	6,300	4,657
2.375% due 02/15/2042	1,700	1,265
2.500% due 02/15/2045	880	644
2.750% due 11/15/2042	700	548
2.875% due 05/15/2043 (g)	1,800	1,431
3.000% due 05/15/2042	400	328
3.000% due 05/15/2045	12,810	10,217
3.125% due 02/15/2043 (g)	2,400	1,989
3.125% due 08/15/2044	1,200	983
3.250% due 05/15/2042	7,600	6,463
3.375% due 08/15/2042	26,700	23,071
3.375% due 05/15/2044	500	427
3.625% due 08/15/2043	2,300	2,047
3.625% due 02/15/2044	1,500	1,332
3.750% due 11/15/2043	1,300	1,176
4.000% due 11/15/2042	5,300	4,994
4.375% due 08/15/2043	18,900	18,681
4.500% due 02/15/2044 (b)(e)	3,700	3,721
4.750% due 02/15/2041	160	168

U.S. Treasury Inflation Protected Securities (c)
0.125% due 01/15/2032	6,007	5,251
0.250% due 01/15/2025	3,515	3,456
0.625% due 07/15/2032	7,323	6,644
1.125% due 01/15/2033	10,425	9,782
1.250% due 04/15/2028	6,580	6,393
1.750% due 01/15/2034	14,947	14,765
2.375% due 10/15/2028	2,114	2,164

U.S. Treasury Notes
3.875% due 05/15/2043	9,200	8,494
1.250% due 04/30/2028	2,700	2,394
1.250% due 09/30/2028	2,600	2,282
2.875% due 08/15/2028	2,600	2,456
3.500% due 04/30/2028	4,500	4,366
3.625% due 03/31/2030	2,600	2,517
3.750% due 05/31/2030	2,600	2,532
3.750% due 06/30/2030	6,300	6,135
4.000% due 06/30/2028 (g)	1,900	1,879
4.000% due 02/28/2030	2,600	2,569
4.000% due 02/15/2034 (e)	42,600	41,901
4.125% due 07/31/2028	1,900	1,888
4.125% due 08/31/2030	3,700	3,677
4.250% due 02/28/2029 (e)	28,900	28,943
4.375% due 11/30/2030	7,200	7,261
4.625% due 09/30/2028	4,600	4,667
4.625% due 09/30/2030	3,600	3,680
4.875% due 10/31/2028	2,600	2,666
4.875% due 10/31/2030	3,600	3,732

U.S. Treasury STRIPS
0.000% due 05/15/2041 (a)	30	14
0.000% due 08/15/2041 (a)	370	166
0.000% due 11/15/2041 (a)	180	80
0.000% due 02/15/2042 (a)	380	166
0.000% due 05/15/2042 (a)	270	117
0.000% due 08/15/2042 (a)	1,970	841
0.000% due 11/15/2042 (a)	450	190

Total U.S. Treasury Obligations (Cost $301,301)		281,628

158	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 12.0%

Ashford Hospitality Trust
6.498% due 06/15/2035 •	$421	$418

BAMLL Commercial Mortgage Securities Trust
6.490% due 09/15/2038 •	1,800	1,731

Banc of America Funding Trust
5.157% due 05/25/2035 ~	97	89

BANK
3.393% due 03/15/2064 ~	1,500	1,341
3.432% due 05/15/2062	700	669

Barclays Commercial Real Estate Trust
3.966% due 08/10/2033	2,300	2,167

Bayview Opportunity Master Fund Trust
3.000% due 11/25/2051 ~	1,463	1,228

Bear Stearns Adjustable Rate Mortgage Trust
5.017% due 02/25/2036 «~	42	30
6.290% due 01/25/2035 ~	187	187
6.500% due 04/25/2033 «~	20	19

Bear Stearns ALT-A Trust
4.870% due 09/25/2035 ~	90	54
5.138% due 05/25/2035 ~	440	414

Beast Mortgage Trust
6.626% due 02/15/2037 •	1,600	1,417

BWAY Mortgage Trust
6.690% due 09/15/2036 •	1,800	1,712

BX Trust
6.169% due 10/15/2036 •	1,147	1,139

Chevy Chase Funding LLC Mortgage-Backed Certificates
5.673% due 10/25/2035 •	150	138

Citigroup Commercial Mortgage Trust
6.620% due 10/15/2036 •	1,700	1,689

Citigroup Mortgage Loan Trust
6.236% due 09/25/2035 •	136	132
7.780% due 10/25/2035 •	30	29

Colony Mortgage Capital Ltd.
6.565% due 11/15/2038 •	1,700	1,682

Countrywide Home Loan Mortgage Pass-Through Trust
5.077% due 02/20/2035 «~	1	1
7.884% due 02/20/2036 •	47	40

Credit Suisse Commercial Mortgage Trust
6.407% due 06/15/2034 •	710	682

Credit Suisse First Boston Mortgage Securities Corp.
4.484% due 09/25/2033 ~	485	482

Credit Suisse Mortgage Capital Mortgage-Backed Trust
2.215% due 11/25/2061 ~	517	506
3.000% due 11/25/2056 ~	1,280	1,075
6.840% due 07/15/2038 •	1,900	1,712

CRSNT Commercial Mortgage Trust
6.264% due 04/15/2036 •	1,500	1,463

DBGS Mortgage Trust
6.218% due 06/15/2033 •	2,000	1,848

DOLP Trust
2.956% due 05/10/2041	1,900	1,598

Extended Stay America Trust
6.519% due 07/15/2038 •	4,206	4,207

GCAT Trust
3.000% due 04/25/2052 ~	1,430	1,201

GCT Commercial Mortgage Trust
6.240% due 02/15/2038 •	1,900	1,595

GS Mortgage Securities Trust
3.621% due 10/10/2035	1,400	1,330

GS Mortgage-Backed Securities Corp. Trust
2.500% due 09/25/2052 ~	1,325	1,068

GS Mortgage-Backed Securities Trust
2.500% due 04/25/2052 ~	1,313	1,062
3.000% due 08/26/2052 ~	1,773	1,487

HomeBanc Mortgage Trust
5.944% due 03/25/2035 •	870	701

Hundred Acre Wood Trust
5.000% due 10/25/2051 •	1,285	1,194

IndyMac Adjustable Rate Mortgage Trust
5.545% due 01/25/2032 «~	3	2

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IndyMac INDX Mortgage Loan Trust
3.875% due 11/25/2035 ~	$515	$473

JP Morgan Chase Commercial Mortgage Securities Trust
6.582% due 06/15/2035 •	1,454	1,358
6.823% due 12/15/2031 •	486	411

JP Morgan Mortgage Trust
2.500% due 12/25/2051 ~	1,489	1,200
3.000% due 01/25/2052 ~	1,379	1,158
3.000% due 03/25/2052 ~	1,470	1,234
3.500% due 09/25/2052 ~	1,525	1,334
5.529% due 07/25/2035 «~	14	13

JPMBB Commercial Mortgage Securities Trust
3.358% due 11/15/2048	839	825

KREST Commercial Mortgage Securities Trust
2.558% due 11/05/2044	1,700	1,277

Manhattan West Mortgage Trust
2.130% due 09/10/2039	1,500	1,334

MFA Trust
1.479% due 03/25/2065 ~	354	332

Morgan Stanley Bank of America Merrill Lynch Trust
3.557% due 12/15/2047	422	416

Morgan Stanley Capital Trust
3.436% due 12/15/2049	1,333	1,287
6.609% due 12/15/2038 •	1,700	1,612

Morgan Stanley Mortgage Loan Trust
7.124% due 06/25/2036 ~	969	944

Natixis Commercial Mortgage Securities Trust
6.390% due 08/15/2038 •	1,700	1,610

NYO Commercial Mortgage Trust
6.535% due 11/15/2038 •	1,700	1,648

OBX Trust
2.500% due 10/25/2051 ~	1,431	1,153
3.000% due 02/25/2052 ~	1,395	1,175

One New York Plaza Trust
6.390% due 01/15/2036 •	1,500	1,464

Prime Mortgage Trust
5.844% due 02/25/2034 •	22	20

PRPM LLC
3.750% due 03/25/2054 þ(b)	1,000	949

Residential Funding Mortgage Securities, Inc. Trust
5.834% due 02/25/2036 «~	69	60

Sequoia Mortgage Trust
6.081% due 04/19/2027 «•	77	72

SFO Commercial Mortgage Trust
6.589% due 05/15/2038 •	1,000	974

SREIT Trust
6.139% due 10/15/2038 •	1,700	1,684

Starwood Mortgage Residential Trust
1.486% due 04/25/2065 ~	224	212

Structured Asset Mortgage Investments Trust
6.101% due 09/19/2032 •	19	18

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~	1,453	1,360

UWM Mortgage Trust
2.500% due 11/25/2051 ~	1,959	1,579
2.500% due 12/25/2051 ~	1,372	1,106
3.000% due 01/25/2052 ~	1,562	1,311
5.000% due 09/25/2051 •	1,423	1,331
5.000% due 11/25/2051 •	1,448	1,348

VASA Trust
6.340% due 07/15/2039 •	1,900	1,739

WaMu Mortgage Pass-Through Certificates Trust
6.024% due 10/25/2045 •	73	70

Wells Fargo Commercial Mortgage Trust
3.749% due 06/15/2036 ~	1,500	1,315

Total Non-Agency Mortgage-Backed Securities (Cost $84,170)		76,945

ASSET-BACKED SECURITIES 6.1%

Avis Budget Rental Car Funding AESOP LLC
6.020% due 02/20/2030	2,000	2,067

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BDS Ltd.
7.126% due 03/19/2039 •	$3,100	$3,089

DLLMT LLC
5.780% due 11/20/2025	619	619

EMC Mortgage Loan Trust
6.184% due 05/25/2040 •	224	222

Flagship Credit Auto Trust
4.030% due 12/15/2026	1,153	1,145

Fremont Home Loan Trust
5.504% due 01/25/2037 •	39	18

FS Rialto Issuer LLC
7.219% due 01/19/2039 •	1,900	1,897

Hyundai Auto Lease Securitization Trust
5.800% due 12/15/2026	1,200	1,210

Lendmark Funding Trust
1.900% due 11/20/2031	1,700	1,557

Mariner Finance Issuance Trust
1.860% due 03/20/2036	1,700	1,566

MF1 LLC
7.063% due 03/19/2039 •	1,200	1,203
7.476% due 06/19/2037 •	2,900	2,903
7.961% due 09/17/2037 •	1,400	1,405

Morgan Stanley IXIS Real Estate Capital Trust
5.494% due 11/25/2036 •	12	4

Mosaic Solar Loan Trust
2.640% due 01/20/2053	1,244	1,064

Navient Private Education Loan Trust
6.890% due 07/16/2040 •	917	921

Octane Receivables Trust
5.880% due 06/20/2031	1,297	1,299

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
6.689% due 01/25/2036 •	94	93

Ready Capital Mortgage Financing LLC
6.971% due 01/25/2037 •	1,304	1,303

Santander Drive Auto Receivables Trust
5.710% due 02/16/2027	1,600	1,601

SBA Tower Trust
3.869% due 10/15/2049 þ	1,900	1,878

SBNA Auto Lease Trust
5.700% due 03/15/2027	300	300
6.510% due 04/20/2027	1,700	1,727

Securitized Asset-Backed Receivables LLC Trust
5.564% due 12/25/2036 •	568	130

Structured Asset Investment Loan Trust
6.344% due 09/25/2034 •	147	140
6.569% due 07/25/2033 •	978	980

Sunrun Demeter Issuer
2.270% due 01/30/2057	1,501	1,228

Synchrony Card Funding LLC
5.740% due 10/15/2029	1,400	1,422

Towd Point HE Trust
0.918% due 02/25/2063 ~	360	346

Veros Auto Receivables Trust
7.120% due 11/15/2028	395	396

VMC Finance LLC
7.219% due 02/18/2039 •	3,278	3,200

Volkswagen Auto Lease Trust
5.810% due 10/20/2026	1,600	1,612

VStrong Auto Receivables Trust
5.790% due 08/16/2027	500	500

Total Asset-Backed Securities (Cost $40,036)		39,045

SHORT-TERM INSTRUMENTS 1.7%

COMMERCIAL PAPER 0.9%

Crown Castle, Inc.
5.850% due 05/02/2024	2,000	1,989

Dominion Energy, Inc.
5.600% due 04/23/2024	800	797

Keurig Dr Pepper, Inc.
5.480% due 04/04/2024	1,900	1,898

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	159

Schedule of Investments	PIMCO Total Return Fund II	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Penske Truck Leasing Co. LP
5.500% due 04/12/2024	$800	$798

		5,482

REPURCHASE AGREEMENTS (d) 0.8%
		5,032

Total Short-Term Instruments (Cost $10,517)		10,514

Total Investments in Securities (Cost $968,032)		920,028

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 3.1%

SHORT-TERM INSTRUMENTS 3.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.1%

PIMCO Short Asset Portfolio	1,899,401	$18,500

PIMCO Short-Term Floating NAV Portfolio III	108,926	1,060

Total Short-Term Instruments (Cost $19,979)		19,560

MARKET VALUE (000S)
Total Investments in Affiliates (Cost $19,979)	$19,560

Total Investments 147.2% (Cost $988,011)	$939,588

Financial Derivative Instruments (f)(h) (0.1)% (Cost or Premiums, net $2,919)	(331)

Other Assets and Liabilities, net (47.1)%	(300,888)

Net Assets 100.0%	$638,369

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	03/28/2024	04/01/2024	$5,032	U.S. Treasury Notes 5.000% due 09/30/2025	$(5,133)	$5,032	$5,033

Total Repurchase Agreements						$(5,133)	$5,032	$5,033

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BRC	0.000%	03/28/2024	04/01/2024	$ (3,741)	$(3,742)
	5.000	03/28/2024	04/01/2024	(5,226)	(5,229)
	5.150	04/01/2024	04/03/2024	(3,742)	(3,742)
DEU	5.350	04/01/2024	04/02/2024	(14,652)	(14,652)
JPS	5.360	03/25/2024	04/01/2024	(16,252)	(16,269)
SGY	5.370	03/28/2024	04/03/2024	(5,834)	(5,837)

Total Reverse Repurchase Agreements					$(49,471)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
MSC	4.800%	03/28/2024	04/02/2024	$(7,849)	$(7,854)
	5.360	03/28/2024	04/02/2024	(19,940)	(19,951)

Total Sale-Buyback Transactions					$(27,805)

160	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (7.3)%
Uniform Mortgage-Backed Security, TBA	3.000%	05/01/2054	$27,100	$(23,454)	$(23,344)
Uniform Mortgage-Backed Security, TBA	4.500	04/01/2054	24,650	(23,445)	(23,476)

Total Short Sales (7.3)%				$(46,899)	$(46,820)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BRC	$0	$(12,713)	$0	$(12,713)	$8,929	$(3,784)
DEU	0	(14,652)	0	(14,652)	0	(14,652)
FICC	5,033	0	0	5,033	(5,133)	(100)
JPS	0	(16,269)	0	(16,269)	16,229	(40)
SGY	0	(5,837)	0	(5,837)	5,803	(34)

Master Securities Forward Transaction Agreement
MSC	0	0	(27,805)	(27,805)	27,680	(125)

Total Borrowings and Other Financing Transactions	$5,033	$(49,471)	$(27,805)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$(25,240)	$(5,837)	$0	$0	$(31,077)

Total	$(25,240)	$(5,837)	$0	$0	$(31,077)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(27,805)	0	0	(27,805)

Total	$0	$(27,805)	$0	$0	$(27,805)

Total Borrowings	$(25,240)	$(33,642)	$0	$0	$(58,882)

Payable for reverse repurchase agreements and sale-buyback financing transactions(5)					$(58,882)

(e)	Securities with an aggregate market value of $58,642 have been pledged as collateral under the terms of the above master agreements as of March 31, 2024.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(2,228) at a weighted average interest rate of 3.345%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(4) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(18,394) is outstanding at period end.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	161

Schedule of Investments	PIMCO Total Return Fund II	(Cont.)

(f) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May Futures	$108.500	04/26/2024	16	$16	$(5)	$(2)
Call - CBOT U.S. Treasury 10-Year Note May Futures	111.500	04/26/2024	16	16	(6)	(6)

					$(11)	$(8)

Total Written Options					$(11)	$(8)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2024	153	$	31,286	$(10)	$0	$(31)
U.S. Treasury 5-Year Note June Futures	06/2024	54		5,779	17	0	(7)
U.S. Treasury 10-Year Note June Futures	06/2024	106		11,744	42	0	(8)

					$49	$0	$(46)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2024	599	$	(68,651)	$(648)	$0	$(9)
U.S. Treasury Long-Term Bond June Futures	06/2024	153		(18,427)	(90)	0	(38)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2024	72		(9,288)	(223)	0	(34)

					$(961)	$0	$(81)

Total Futures Contracts					$(912)	$0	$(127)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
AES Corp.	5.000%	Quarterly	12/20/2028	1.185%	$	500	$62	$19	$81	$1	$0
Boeing Co.	1.000	Quarterly	06/20/2026	0.650		1,800	(9)	23	14	0	0
Boeing Co.	1.000	Quarterly	12/20/2026	0.732		1,800	(12)	26	14	0	0
General Electric Co.	1.000	Quarterly	06/20/2026	0.170		1,800	12	20	32	0	0
General Electric Co.	1.000	Quarterly	12/20/2026	0.204		1,700	23	13	36	0	0
General Motors Co.	5.000	Quarterly	12/20/2026	0.493		630	125	(51)	74	0	0
General Motors Co.	5.000	Quarterly	06/20/2028	0.825		805	97	33	130	1	0
Hess Corp.	1.000	Quarterly	12/20/2026	0.286		1,600	(18)	48	30	0	0
Verizon Communications, Inc.	1.000	Quarterly	12/20/2026	0.439		1,700	39	(14)	25	0	(1)
Verizon Communications, Inc.	1.000	Quarterly	06/20/2028	0.518		300	0	5	5	0	0
Verizon Communications, Inc.	1.000	Quarterly	12/20/2028	0.567		100	0	2	2	0	0

							$319	$124	$443	$2	$(1)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	3.020%	Annual	11/08/2024	$4,800	$(31)	$(80)	$(111)	$0	$(2)
Pay	1-Day USD-SOFR Compounded-OIS	1.788	Annual	05/03/2027	5,200	(18)	(522)	(540)	0	(9)
Pay	1-Day USD-SOFR Compounded-OIS	2.150	Annual	06/15/2027	10,900	(41)	(916)	(957)	0	(20)
Pay	1-Day USD-SOFR Compounded-OIS	2.850	Annual	08/29/2027	2,600	(13)	(136)	(149)	0	(5)
Pay	1-Day USD-SOFR Compounded-OIS	3.800	Annual	09/05/2028	1,200	(9)	(14)	(23)	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	3.940	Annual	02/22/2029	16,500	(40)	(29)	(69)	0	(27)
Pay	1-Day USD-SOFR Compounded-OIS	3.100	Annual	09/09/2029	2,500	(16)	(121)	(137)	0	(4)
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	06/22/2030	700	(3)	(24)	(27)	0	(1)

162	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.800%	Annual	02/28/2031	$21,900	$129	$(71)	$58	$25	$0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2032	3,000	310	127	437	3	0
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	06/21/2033	1,800	(8)	(68)	(76)	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	3.730	Annual	08/03/2033	600	(2)	(10)	(12)	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	3.604	Annual	08/15/2033	13,300	0	270	270	12	0
Receive	1-Day USD-SOFR Compounded-OIS	3.608	Annual	08/15/2033	17,800	0	356	356	16	0
Receive	1-Day USD-SOFR Compounded-OIS	3.609	Annual	08/15/2033	3,500	0	70	70	3	0
Receive	1-Day USD-SOFR Compounded-OIS	3.619	Annual	08/15/2033	4,500	0	86	86	4	0
Pay	1-Day USD-SOFR Compounded-OIS	3.760	Annual	08/23/2033	300	(1)	(4)	(5)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.800	Annual	08/30/2033	2,000	(7)	(20)	(27)	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	3.900	Annual	08/30/2033	600	(2)	(1)	(3)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	4.165	Annual	09/27/2033	1,600	(7)	36	29	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	4.030	Annual	10/04/2033	900	(3)	10	7	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	4.175	Annual	10/10/2033	500	(2)	12	10	0	0
Pay	1-Day USD-SOFR Compounded-OIS	4.150	Annual	10/12/2033	400	(2)	9	7	0	0
Pay	1-Day USD-SOFR Compounded-OIS	4.220	Annual	10/20/2033	800	(3)	22	19	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	4.255	Annual	10/23/2033	300	(1)	9	8	0	0
Pay	1-Day USD-SOFR Compounded-OIS	4.450	Annual	11/01/2033	1,700	(7)	81	74	0	(1)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.722	Annual	11/15/2033	22,000	0	143	143	14	0
Receive	1-Day USD-SOFR Compounded-OIS	3.842	Annual	12/26/2033	500	(2)	4	2	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.854	Annual	12/29/2033	600	(3)	5	2	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.648	Annual	01/08/2034	1,000	(5)	25	20	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.670	Annual	01/08/2034	1,200	(6)	28	22	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.600	Annual	01/17/2034	900	(4)	25	21	1	0
Pay	1-Day USD-SOFR Compounded-OIS	3.738	Annual	01/23/2034	500	(2)	(4)	(6)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.620	Annual	01/31/2034	2,900	(12)	(49)	(61)	0	(2)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2034	10,200	51	(13)	38	5	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	12/21/2052	12,700	2,532	1,781	4,313	0	(20)
Pay	1-Day USD-SOFR Compounded-OIS	3.370	Annual	07/12/2053	200	(1)	(11)	(12)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.830	Annual	10/12/2053	200	(1)	6	5	0	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.500	Annual	06/20/2054	5,700	(2)	97	95	0	(15)

						$2,768	$1,109	$3,877	$86	$(117)

Total Swap Agreements						$3,087	$1,233	$4,320	$88	$(118)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$88	$88	$(8)	$(127)	$(118)	$(253)

(g)

Securities with an aggregate market value of $5,962 and cash of ~~$~~ $5,094 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	163

Schedule of Investments	PIMCO Total Return Fund II	(Cont.)

(h) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.705%	04/22/2024	1,900	$(6)	$(6)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.105	04/22/2024	1,900	(6)	(2)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.697	04/02/2024	6,300	(50)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.697	04/02/2024	6,300	(49)	(142)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.680	04/15/2024	600	(2)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.080	04/15/2024	600	(2)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.685	04/18/2024	600	(2)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	04/18/2024	2,600	(9)	(10)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.085	04/18/2024	600	(2)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.150	04/18/2024	2,600	(9)	(2)

MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.627	04/01/2024	2,100	(8)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.688	04/01/2024	400	(2)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.024	04/01/2024	2,100	(8)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.088	04/01/2024	400	(2)	0

Total Written Options							$(157)	$(166)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
FAR	$0	$0	$0	$0	$0	$(8)	$0	$(8)	$(8)	$0	$(8)
GLM	0	0	0	0	0	(158)	0	(158)	(158)	0	(158)

Total Over the Counter	$0	$0	$0	$0	$0	$(166)	$0	$(166)

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$2	$0	$0	$86	$88

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$8	$8
Futures	0	0	0	0	127	127
Swap Agreements	0	1	0	0	117	118

	$0	$1	$0	$0	$252	$253

Over the counter
Written Options	$0	$0	$0	$0	$166	$166

	$0	$1	$0	$0	$418	$419

164	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$75	$75
Futures	0	0	0	0	2,608	2,608
Swap Agreements	0	96	0	0	368	464

	$0	$96	$0	$0	$3,051	$3,147

Over the counter
Written Options	$0	$0	$0	$0	$440	$440

	$0	$96	$0	$0	$3,491	$3,587

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$255	$255
Futures	0	0	0	0	174	174
Swap Agreements	0	221	0	0	1,706	1,927

	$0	$221	$0	$0	$2,135	$2,356

Over the counter
Written Options	$0	$0	$0	$0	$(25)	$(25)

	$0	$221	$0	$0	$2,110	$2,331

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Loan Participations and Assignments	$0	$402	$0	$402
Corporate Bonds & Notes
Banking & Finance	0	43,156	0	43,156
Industrials	0	42,186	0	42,186
Utilities	0	42,633	0	42,633
Municipal Bonds & Notes
California	0	1,026	0	1,026
Illinois	0	1,197	0	1,197
Louisiana	0	1,359	0	1,359
West Virginia	0	839	0	839
U.S. Government Agencies	0	379,098	0	379,098
U.S. Treasury Obligations	0	281,628	0	281,628
Non-Agency Mortgage-Backed Securities	949	75,799	197	76,945
Asset-Backed Securities	0	39,045	0	39,045
Short-Term Instruments
Commercial Paper	0	5,482	0	5,482
Repurchase Agreements	0	5,032	0	5,032

	$949	$918,882	$197	$920,028

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$19,560	$0	$0	$19,560

Total Investments	$20,509	$918,882	$197	$939,588

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(46,820)	$0	$(46,820)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$88	$0	$88

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(253)	0	(253)
Over the counter	0	(166)	0	(166)

	$0	$(419)	$0	$(419)

Total Financial Derivative Instruments	$0	$(331)	$0	$(331)

Totals	$20,509	$871,731	$197	$892,437

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	165

Schedule of Investments	PIMCO Total Return Fund IV

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 134.3%
CORPORATE BONDS & NOTES 40.9%
BANKING & FINANCE 22.0%

AerCap Ireland Capital DAC
2.450% due 10/29/2026	$500	$464
5.100% due 01/19/2029	500	497
6.100% due 01/15/2027	300	305

Ally Financial, Inc.
6.848% due 01/03/2030 •	400	412

American Express Co.
6.338% due 10/30/2026 •	500	507

American Honda Finance Corp.
6.057% (SOFRINDX + 0.700%) due 11/22/2024 ~	400	401

Athene Global Funding
5.339% due 01/15/2027	500	498
5.583% due 01/09/2029	700	705

Aviation Capital Group LLC
5.500% due 12/15/2024	1,000	996

Avolon Holdings Funding Ltd.
5.750% due 03/01/2029	500	498
6.375% due 05/04/2028	500	510

Banco Santander SA
5.552% due 03/14/2028 •	400	400

Bank of America Corp.
3.559% due 04/23/2027 •	100	97
3.841% due 04/25/2025 •	700	699
3.974% due 02/07/2030 •	500	474
4.376% due 04/27/2028 •	500	488
5.933% due 09/15/2027 •	600	608

Barclays PLC
6.852% (SOFRRATE + 1.490%) due 03/12/2028 ~	500	503
7.242% (SOFRRATE + 1.880%) due 09/13/2027 ~	400	407
7.437% due 11/02/2033 •	600	667

BNP Paribas SA
5.497% due 05/20/2030 •	500	501

BPCE SA
5.716% due 01/18/2030 •	500	503
6.714% due 10/19/2029 •	500	523

Cantor Fitzgerald LP
7.200% due 12/12/2028	500	518

Capital One Financial Corp.
5.700% due 02/01/2030 •	300	303

Carlyle Finance Subsidiary LLC
3.500% due 09/19/2029	1,200	1,112

Charles Schwab Corp.
6.196% due 11/17/2029 •	200	208

Citibank NA
5.488% due 12/04/2026	400	404
5.864% due 09/29/2025	300	303

Citigroup, Inc.
5.174% due 02/13/2030 •	100	100
6.814% (TSFR3M + 1.512%) due 07/01/2026 ~	1,000	1,013

Consumers 2023 Securitization Funding LLC
5.210% due 09/01/2031	500	507

Cooperatieve Rabobank UA
5.447% due 03/05/2030 •	500	502
5.500% due 07/18/2025	400	402
5.564% due 02/28/2029 •	300	302

Corebridge Global Funding
5.750% due 07/02/2026	100	100

Credit Agricole SA
6.231% (SOFRRATE + 0.870%) due 03/11/2027 ~	500	501

Credit Suisse AG
7.500% due 02/15/2028	300	324

Crown Castle, Inc.
3.800% due 02/15/2028	500	474
5.600% due 06/01/2029	100	101

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Deutsche Bank AG
3.961% due 11/26/2025 •		$1,400	$1,381
6.819% due 11/20/2029 •		500	523

EPR Properties
4.500% due 04/01/2025		1,400	1,380

Equinix, Inc.
2.500% due 05/15/2031		1,200	1,001

Ford Motor Credit Co. LLC
5.800% due 03/05/2027		300	301
7.350% due 11/04/2027		300	315

General Motors Financial Co., Inc.
6.703% (SOFRINDX + 1.350%) due 05/08/2027 ~		500	503

Globe Life, Inc.
2.150% due 08/15/2030		1,000	840

Goldman Sachs Group, Inc.
3.272% due 09/29/2025 •		500	494
7.331% (US0003M + 1.750%) due 10/28/2027 ~		900	928

Golub Capital BDC, Inc.
7.050% due 12/05/2028		500	512

Host Hotels & Resorts LP
3.875% due 04/01/2024		1,900	1,900

HSBC Holdings PLC
7.390% due 11/03/2028 •		1,000	1,064

Hudson Pacific Properties LP
4.650% due 04/01/2029		1,100	938

ING Groep NV
4.017% due 03/28/2028 •		800	771

JPMorgan Chase & Co.
1.578% due 04/22/2027 •		1,200	1,113
4.005% due 04/23/2029 •		100	96
5.299% due 07/24/2029 •		500	504
6.070% due 10/22/2027 •		500	510
6.550% (SOFRRATE + 1.200%) due 01/23/2028 ~		100	101

JPMorgan Chase Bank NA
6.361% (SOFRRATE + 1.000%) due 12/08/2026 ~		500	508

Kilroy Realty LP
6.250% due 01/15/2036		300	293

LeasePlan Corp. NV
2.875% due 10/24/2024		1,200	1,181

Lloyds Banking Group PLC
4.000% due 03/07/2025	AUD	2,100	1,353

MassMutual Global Funding
5.050% due 12/07/2027		$600	601

Mitsubishi UFJ Financial Group, Inc.
5.406% due 04/19/2034 •		200	204

Morgan Stanley
5.123% due 02/01/2029 •		500	499
5.449% due 07/20/2029 •		500	505

Morgan Stanley Bank NA
6.427% (SOFRRATE + 1.080%) due 01/14/2028 ~		500	506

Morgan Stanley Direct Lending Fund
4.500% due 02/11/2027		900	867

Mutual of Omaha Cos. Global Funding
5.450% due 12/12/2028		500	510

Nationwide Building Society
6.557% due 10/18/2027 •		500	513

NatWest Group PLC
5.583% due 03/01/2028 •		500	503

New York Life Global Funding
5.929% due 01/16/2026 •		500	502

Newmark Group, Inc.
7.500% due 01/12/2029		500	515

Nissan Motor Acceptance Co. LLC
1.850% due 09/16/2026		200	181

Nomura Holdings, Inc.
2.172% due 07/14/2028		100	88
6.181% due 01/18/2033		300	318

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Northwestern Mutual Global Funding
4.900% due 06/12/2028		$500	$498

Omega Healthcare Investors, Inc.
5.250% due 01/15/2026		1,400	1,392

Piedmont Operating Partnership LP
3.150% due 08/15/2030		1,200	943

Protective Life Global Funding
5.467% due 12/08/2028		500	509

Retail Opportunity Investments Partnership LP
6.750% due 10/15/2028		400	415

RGA Global Funding
5.500% due 01/11/2031		500	502

Royal Bank of Canada
4.875% due 01/19/2027		500	499
4.900% due 01/12/2028		300	300

Santander Holdings USA, Inc.
6.499% due 03/09/2029 •		400	409

SBA Tower Trust
2.328% due 07/15/2052		900	792

Societe Generale SA
1.792% due 06/09/2027 •		1,200	1,100

Standard Chartered PLC
3.971% due 03/30/2026 •		800	786
6.750% due 02/08/2028 •		100	103

Stifel Financial Corp.
4.000% due 05/15/2030		1,300	1,189

Sumitomo Mitsui Financial Group, Inc.
1.902% due 09/17/2028		900	789

Sun Communities Operating LP
5.500% due 01/15/2029		700	699

UBS Group AG
0.650% due 09/10/2029	EUR	1,200	1,112
4.194% due 04/01/2031 •		$300	279
5.428% due 02/08/2030 •		700	701
6.246% due 09/22/2029 •		500	516
6.442% due 08/11/2028 •		300	309

Wells Fargo & Co.
2.393% due 06/02/2028 •		500	458
3.526% due 03/24/2028 •		800	762
6.303% due 10/23/2029 •		500	521

Wells Fargo Bank NA
6.431% (SOFRRATE + 1.070%) due 12/11/2026 ~		500	507

			59,749

INDUSTRIALS 11.2%

Algonquin Power & Utilities Corp.
5.365% due 06/15/2026 þ		700	696

American Airlines Pass-Through Trust
3.200% due 12/15/2029		809	745
3.500% due 08/15/2033		1,018	887

Amgen, Inc.
5.750% due 03/02/2063		500	510

Baptist Healthcare System Obligated Group
3.540% due 08/15/2050		800	599

BAT Capital Corp.
6.343% due 08/02/2030		500	521

Bayer U.S. Finance LLC
4.375% due 12/15/2028		1,200	1,130
6.375% due 11/21/2030		200	205

Beth Israel Lahey Health, Inc.
3.080% due 07/01/2051		900	586

Boardwalk Pipelines LP
3.400% due 02/15/2031		700	621

Boeing Co.
2.196% due 02/04/2026		500	468
5.930% due 05/01/2060		400	375

Broadcom, Inc.
3.469% due 04/15/2034		1,200	1,029

Cheniere Energy Partners LP
3.250% due 01/31/2032		500	426

166	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cheniere Energy, Inc.
5.650% due 04/15/2034	$500	$504

Cigna Group
5.000% due 05/15/2029	500	501

Constellation Brands, Inc.
4.800% due 01/15/2029	375	372

CVS Health Corp.
5.250% due 01/30/2031	400	403

Daimler Truck Finance North America LLC
5.000% due 01/15/2027	500	499

Delta Air Lines Pass-Through Trust
2.000% due 12/10/2029	949	858

Energy Transfer LP
5.550% due 05/15/2034	500	502
6.100% due 12/01/2028	200	208

Expedia Group, Inc.
3.250% due 02/15/2030	800	720

Fresenius Medical Care U.S. Finance, Inc.
1.875% due 12/01/2026	1,200	1,086

Greensaif Pipelines Bidco SARL
6.129% due 02/23/2038	200	203
6.510% due 02/23/2042	300	312

HCA, Inc.
5.450% due 04/01/2031	500	503

Hyundai Capital America
1.000% due 09/17/2024	450	440
5.250% due 01/08/2027	400	400
5.950% due 09/21/2026	500	506
6.500% due 01/16/2029	600	630

Integris Baptist Medical Center, Inc.
3.875% due 08/15/2050	1,600	1,208

JetBlue Pass-Through Trust
2.750% due 11/15/2033	1,226	1,058

Kenvue, Inc.
5.500% due 03/22/2025	300	301

Marriott International, Inc.
5.550% due 10/15/2028	500	511

Mercedes-Benz Finance North America LLC
4.800% due 01/11/2027	500	498

Nissan Motor Co. Ltd.
4.345% due 09/17/2027	1,100	1,046

Odebrecht Oil & Gas Finance Ltd.
0.000% due 04/29/2024 (d)(f)	937	52

Oracle Corp.
6.150% due 11/09/2029	300	316

Orlando Health Obligated Group
3.327% due 10/01/2050	800	602

Paramount Global
2.900% due 01/15/2027	100	92

Roche Holdings, Inc.
4.790% due 03/08/2029	500	502

Southern Co.
3.700% due 04/30/2030	1,000	928

Spirit Airlines Pass-Through Trust
4.100% due 10/01/2029	1,493	1,372

T-Mobile USA, Inc.
2.050% due 02/15/2028	100	90
4.800% due 07/15/2028	300	298

United Airlines Pass-Through Trust
2.700% due 11/01/2033	1,000	858
3.450% due 06/01/2029	191	179

UnitedHealth Group, Inc.
4.250% due 01/15/2029	800	784

VMware, Inc.
1.800% due 08/15/2028	1,000	872

Warnermedia Holdings, Inc.
3.755% due 03/15/2027	900	859

Zimmer Biomet Holdings, Inc.
5.350% due 12/01/2028	500	507

		30,378

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 7.7%

AES Corp.
5.450% due 06/01/2028		$400	$399

Ameren Corp.
5.000% due 01/15/2029		500	498

Avangrid, Inc.
3.150% due 12/01/2024		500	492

Boston Gas Co.
3.001% due 08/01/2029		1,200	1,063

DTE Energy Co.
5.100% due 03/01/2029		500	498

Duke Energy Carolinas LLC
2.550% due 04/15/2031		1,200	1,037

Enel Finance International NV
1.375% due 07/12/2026		1,000	915
2.250% due 07/12/2031		1,000	810

Entergy Corp.
2.950% due 09/01/2026		2,700	2,566

EPH Financing International AS
6.651% due 11/13/2028	EUR	400	447

Exelon Corp.
5.150% due 03/15/2028		$500	502

Florida Power & Light Co.
5.050% due 04/01/2028		600	607

FORESEA Holding SA
7.500% due 06/15/2030		413	389

IPALCO Enterprises, Inc.
5.750% due 04/01/2034		300	299

MidAmerican Energy Co.
2.700% due 08/01/2052		1,000	624

Monongahela Power Co.
3.550% due 05/15/2027		1,400	1,333

New York State Electric & Gas Corp.
1.950% due 10/01/2030		1,200	955
2.150% due 10/01/2031		900	724

ONEOK, Inc.
6.625% due 09/01/2053		500	551

PacifiCorp
5.300% due 02/15/2031		900	903

Rio Oil Finance Trust
9.750% due 01/06/2027		1,176	1,225

SGSP Australia Assets Pty. Ltd.
3.250% due 07/29/2026		1,500	1,432

Southern California Edison Co.
2.250% due 06/01/2030		1,400	1,191
4.875% due 02/01/2027		300	299
5.150% due 06/01/2029		100	101

Verizon Communications, Inc.
2.850% due 09/03/2041		900	648

Virginia Power Fuel Securitization LLC
5.088% due 05/01/2029		500	493

			21,001

Total Corporate Bonds & Notes (Cost $116,924)			111,128

MUNICIPAL BONDS & NOTES 1.1%

LOUISIANA 0.3%

Louisiana Local Government Environmental Facilities & Community Development Auth Revenue Bonds, Series 2022
4.145% due 02/01/2033		800	776

NEW YORK 0.4%

New York State Urban Development Corp. Revenue Notes, Series 2020
1.115% due 03/15/2025		1,100	1,059

TEXAS 0.1%

Texas Natural Gas Securitization Finance Corp. Series 2023
5.169% due 04/01/2041		400	407

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WEST VIRGINIA 0.3%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
2.951% due 06/01/2031	$1,000	$839

Total Municipal Bonds & Notes (Cost $3,300)		3,081

U.S. GOVERNMENT AGENCIES 58.5%

Fannie Mae
0.000% due 02/25/2033 •	2,272	1,834
3.000% due 10/25/2040	521	488
5.740% due 01/01/2036 •	749	770
5.780% due 05/01/2038 •	420	432
5.854% due 10/01/2027 •	2,536	2,522

Freddie Mac
5.000% due 06/01/2028 - 12/01/2038	284	286
5.300% due 02/24/2025	2,500	2,497
5.375% due 04/24/2025	900	900
5.500% due 05/01/2026 - 04/01/2038	683	684
5.623% due 10/15/2043 •	267	260

Ginnie Mae
0.000% due 11/20/2039 (a)(d)	2,038	1,648
3.000% due 11/15/2049	540	478
4.000% due 09/15/2049	280	264
5.000% due 05/15/2047 - 09/15/2047	92	91
5.616% due 06/20/2067 •	1,972	1,981
5.790% due 05/20/2047 •	492	463
5.904% due 02/20/2067 •	670	669
5.913% due 04/20/2065 •	163	163
5.914% due 06/20/2067 •	139	138
6.064% due 09/20/2065 •	1,258	1,251
6.194% due 08/20/2066 - 08/20/2067 •	2,442	2,440
6.199% due 03/20/2073 •	602	603
6.244% due 05/20/2066 - 06/20/2066 •	2,707	2,700
6.339% due 12/20/2072 •	410	414
6.369% due 12/20/2073 •	502	508
6.459% due 11/20/2072 •	711	722

Uniform Mortgage-Backed Security
3.000% due 06/01/2029 - 09/01/2052	41,383	35,655
3.500% due 03/01/2048 - 04/01/2052	347	312
4.000% due 11/01/2047 - 10/01/2052	2,711	2,556
4.500% due 02/01/2031 - 05/01/2053	656	626
5.000% due 05/01/2053 - 09/01/2053	1,442	1,411
5.500% due 02/01/2036 - 10/01/2053	727	724
6.000% due 10/01/2053	893	901

Uniform Mortgage-Backed Security, TBA
3.000% due 04/01/2054	2,100	1,807
3.500% due 05/01/2054	10,000	8,957
4.000% due 05/01/2054	17,100	15,844
4.500% due 04/01/2054	9,600	9,143
5.000% due 04/01/2054 - 05/01/2054	14,900	14,540
5.500% due 04/01/2054 - 05/01/2054	36,300	36,126
6.000% due 05/01/2054	5,000	5,045

Total U.S. Government Agencies (Cost $160,741)		158,853

U.S. TREASURY OBLIGATIONS 14.3%

U.S. Treasury Bonds
1.375% due 11/15/2040 (i)	9,900	6,369
2.500% due 02/15/2045 (i)	5,800	4,243
2.750% due 08/15/2042	400	314
3.125% due 02/15/2043 (k)	1,930	1,600
3.125% due 08/15/2044 (i)	4,700	3,851
3.250% due 05/15/2042	2,900	2,466

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	167

Schedule of Investments	PIMCO Total Return Fund IV	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.375% due 08/15/2042		$100	$86
3.750% due 11/15/2043 (k)		2,500	2,262
3.875% due 02/15/2043		1,000	925
4.375% due 08/15/2043		1,200	1,186

U.S. Treasury Inflation Protected Securities (e)
0.125% due 10/15/2024		2,043	2,031
0.125% due 07/15/2031		3,337	2,953
0.125% due 01/15/2032		667	584
0.125% due 02/15/2051		1,066	638
0.125% due 02/15/2052		775	457
0.250% due 01/15/2025		4,426	4,351
0.250% due 02/15/2050		480	304
0.625% due 07/15/2032		1,910	1,733
0.750% due 02/15/2045		655	503
1.000% due 02/15/2046		260	209
1.000% due 02/15/2049		245	192
2.375% due 01/15/2025		818	817

U.S. Treasury Notes
3.875% due 05/15/2043 (i)		900	831

Total U.S. Treasury Obligations (Cost $46,325)			38,905

NON-AGENCY MORTGAGE-BACKED SECURITIES 12.9%

Ashford Hospitality Trust
6.498% due 06/15/2035 •		702	697

Banc of America Funding Trust
5.157% due 05/25/2035 ~		495	454

Bear Stearns Adjustable Rate Mortgage Trust
5.375% due 02/25/2033 «~		1	1

Chase Home Lending Mortgage Trust
3.250% due 09/25/2063 ~		486	428

Chase Mortgage Finance Trust
5.700% due 02/25/2037 «~		4	4

Credit Suisse Commercial Mortgage Trust
6.407% due 06/15/2034 •		311	298

Credit Suisse First Boston Mortgage Securities Corp.
4.484% due 09/25/2033 ~		1	1

Cross Mortgage Trust
6.093% due 04/25/2069 þ		500	502

Eurohome U.K. Mortgages PLC
5.493% due 06/15/2044 •	GBP	688	853

Eurosail PLC
6.292% due 06/13/2045 •		1,369	1,723

Extended Stay America Trust
6.519% due 07/15/2038 •		$457	457

Ginnie Mae
6.119% due 01/20/2073 •		508	507
6.219% due 11/20/2073 •		1,012	1,015

Great Hall Mortgages PLC
5.754% due 06/18/2039 •		329	327

GS Mortgage Securities Corp. Trust
6.572% due 07/15/2035 •		499	388
8.726% due 08/15/2039 •		800	805

GSR Mortgage Loan Trust
6.167% due 01/25/2035 ~		190	175

HomeBanc Mortgage Trust
5.944% due 03/25/2035 •		222	179

Impac CMB Trust
6.224% due 10/25/2034 •		613	599

JP Morgan Chase Commercial Mortgage Securities Trust
2.287% due 03/05/2042		500	422
4.128% due 07/05/2031		500	463

JP Morgan Mortgage Trust
3.500% due 09/25/2052 ~		808	706
5.990% due 07/25/2064 ~		500	502

Landmark Mortgage Securities PLC
5.621% due 04/17/2044 •	GBP	197	243

Ludgate Funding PLC
5.533% due 12/01/2060 •		1,521	1,872

Mansard Mortgages PLC
5.520% due 04/15/2047 •		442	543

MASTR Adjustable Rate Mortgages Trust
5.371% due 11/21/2034 ~		$326	306

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch Mortgage Investors Trust
5.944% due 11/25/2035 •		$90	$84
6.485% due 01/25/2029 «•		35	33

Morgan Stanley Bank of America Merrill Lynch Trust
3.077% due 03/15/2048		4,662	4,568

Morgan Stanley Capital Trust
3.436% due 12/15/2049		1,333	1,287

New Residential Mortgage Loan Trust
6.864% due 10/25/2063 þ		461	467

New York Mortgage Trust
3.750% due 02/25/2068 ~		497	457

OBX Trust
3.524% due 04/25/2053 ~		499	479

ONE Park Mortgage Trust
6.139% due 03/15/2036 •		700	683

PRET LLC
3.900% due 10/25/2063 ~		1,000	941

PRPM LLC
3.750% due 03/25/2054 þ(b)		600	569
6.265% due 12/25/2068 þ		500	500

Resloc U.K. PLC
4.100% due 12/15/2043 •	EUR	2,847	2,982

Ripon Mortgages PLC
6.372% due 08/28/2056 •	GBP	1,300	1,632

Starwood Mortgage Trust
6.490% due 04/15/2034 •		$393	390

Structured Adjustable Rate Mortgage Loan Trust
5.794% due 09/25/2034 ~		684	651

Towd Point Mortgage Funding
6.367% due 10/20/2051 •	GBP	523	660

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~		$1,192	1,116
4.389% due 02/25/2055 ~		500	476

UWM Mortgage Trust
2.500% due 11/25/2051 ~		1,022	824

Verus Securitization Trust
6.193% due 03/25/2068 þ		409	410

WaMu Mortgage Pass-Through Certificates Trust
5.984% due 07/25/2045 •		65	61
6.024% due 10/25/2045 •		1,273	1,220

Total Non-Agency Mortgage-Backed Securities (Cost $36,365)			34,960

ASSET-BACKED SECURITIES 3.5%

Countrywide Asset-Backed Certificates Trust
5.984% due 12/25/2034 •		1,503	1,465

Exeter Automobile Receivables Trust
5.700% due 05/15/2026 (b)		700	700

Ford Credit Auto Lease Trust
5.050% due 06/15/2027		500	498

Huntington Auto Trust
5.500% due 03/15/2027		500	500

LL ABS Trust
3.760% due 11/15/2029		47	46

Merrill Lynch Mortgage Investors Trust
6.239% due 09/25/2035 •		117	114

Nelnet Student Loan Trust
7.519% due 02/20/2041 •		408	409

Pagaya AI Debt Selection Trust
6.258% due 10/15/2031		600	600

Ready Capital Mortgage Financing LLC
7.881% due 10/25/2039 •		676	681

SBA Tower Trust
3.869% due 10/15/2049 þ		1,100	1,087

SFS Auto Receivables Securitization Trust
5.350% due 06/21/2027		500	499
5.890% due 03/22/2027		360	361

SMB Private Education Loan Trust
2.340% due 09/15/2034		55	54

T-Mobile U.S. Trust
5.050% due 09/20/2029		500	500

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Verizon Master Trust
5.000% due 12/20/2028		$1,400	$1,397

Wells Fargo Home Equity Asset-Backed Securities Trust
6.444% due 10/25/2034 •		687	683

Total Asset-Backed Securities (Cost $9,624)			9,594

SOVEREIGN ISSUES 2.5%

Mexico Government International Bond
2.750% due 11/27/2031 (e)	MXN	13,149	682
3.000% due 12/03/2026 (e)		3,652	204
4.000% due 11/30/2028 (e)		6,250	359
4.000% due 08/24/2034 (e)		8,117	453
6.000% due 05/07/2036		$200	201
7.000% due 09/03/2026	MXN	18,000	1,017
8.500% due 03/01/2029		8,100	472
8.500% due 05/31/2029		700	41

Province of Ontario
1.550% due 11/01/2029	CAD	1,200	784

Province of Quebec
6.350% due 01/30/2026		$600	611

Romania Government International Bond
3.000% due 02/27/2027		900	841

Saudi Government International Bond
4.750% due 01/16/2030		500	497

United Kingdom Gilt
4.375% due 07/31/2054	GBP	600	752

Total Sovereign Issues (Cost $7,063)			6,914

		SHARES
COMMON STOCKS 0.4%

INDUSTRIALS 0.4%

Drillco Holding Lux SA «(c)(g)		22,807	550

Forsea Holding SA «(c)		17,243	416

Total Common Stocks (Cost $801)			966

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (h) 0.2%
			558

Total Short-Term Instruments (Cost $558)			558

Total Investments in Securities (Cost $381,701)			364,959

		SHARES
INVESTMENTS IN AFFILIATES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.1%

PIMCO Short-Term Floating NAV Portfolio III		20,165	196

Total Short-Term Instruments (Cost $196)			196

Total Investments in Affiliates (Cost $196)			196

Total Investments 134.4% (Cost $381,897)			$365,155

Financial Derivative Instruments (j)(l) 0.0% (Cost or Premiums, net $(817))			93

Other Assets and Liabilities, net (34.4)%			(93,487)

Net Assets 100.0%			$271,761

168	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Principal only security.
(b)	When-issued security.
(c)	Security did not produce income within the last twelve months.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(g) RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Drillco Holding Lux SA	06/08/2023	$457	$550	0.20%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	03/28/2024	04/01/2024	$558	U.S. Treasury Notes 5.000% due 09/30/2025	$(569)	$558	$558

Total Repurchase Agreements						$(569)	$558	$558

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
BCY	5.420%	03/14/2024	04/22/2024	$(841)	$(843)
	5.430	03/25/2024	04/22/2024	(4,385)	(4,390)
	5.480	03/28/2024	04/04/2024	(587)	(588)
MSC	5.470	03/28/2024	04/01/2024	(739)	(739)

Total Sale-Buyback Transactions					$(6,560)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
FICC	$558	$0	$0	$558	$(569)	$(11)

Master Securities Forward Transaction Agreement
BCY	0	0	(5,821)	(5,821)	5,791	(30)
MSC	0	0	(739)	(739)	737	(2)

Total Borrowings and Other Financing Transactions	$558	$0	$(6,560)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	169

Schedule of Investments	PIMCO Total Return Fund IV	(Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$(739)	$(5,821)	$0	$0	$(6,560)

Total Borrowings	$(739)	$(5,821)	$0	$0	$(6,560)

Payable for sale-buyback financing transactions					$(6,560)

(i)	Securities with an aggregate market value of $6,529 have been pledged as collateral under the terms of the above master agreements as of March 31, 2024.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(6,656) at a weighted average interest rate of 5.178%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(17) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(j) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Canada Government 10-Year Bond June Futures	06/2024	28	$	2,488	$13	$0	$0
U.S. Treasury 2-Year Note June Futures	06/2024	52		10,633	(11)	0	(11)
U.S. Treasury 5-Year Note June Futures	06/2024	47		5,030	15	0	(5)
U.S. Treasury 10-Year Note June Futures	06/2024	59		6,537	35	0	(5)
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2024	107		12,263	119	1	0

					$171	$1	$(21)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-Bund June Futures	06/2024	54	$	(7,770)	$(113)	$0	$(37)

Total Futures Contracts					$58	$1	$(58)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
AT&T, Inc.	1.000%	Quarterly	06/20/2028	0.595%	$	1,800	$(11)	$39	$28	$1	$0
Boeing Co.	1.000	Quarterly	12/20/2027	0.851		600	(4)	7	3	0	0
Boeing Co.	1.000	Quarterly	06/20/2029	1.073		300	2	(3)	(1)	0	0
British Telecommunications PLC	1.000	Quarterly	06/20/2028	0.511	EUR	500	(3)	14	11	0	0
Ford Motor Co.	5.000	Quarterly	12/20/2028	1.335	$	600	66	27	93	0	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2024	0.196	EUR	1,100	(154)	161	7	0	0
T-Mobile USA, Inc.	5.000	Quarterly	06/20/2028	0.451	$	400	69	2	71	0	0
Verizon Communications, Inc.	1.000	Quarterly	12/20/2024	0.261		300	1	1	2	0	0

							$(34)	$248	$214	$1	$0

170	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.450%	Semi-Annual	03/20/2029	JPY	10,000	$4	$(4)	$0	$0	$0
Receive(5)	1-Day JPY-MUTKCALM Compounded-OIS	0.250	Semi-Annual	03/17/2031		2,580,000	(1)	207	206	0	(7)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.202	Annual	02/08/2032		70,000	0	18	18	0	(1)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.225	Annual	02/09/2032		49,000	0	12	12	0	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.253	Annual	02/10/2032		32,000	0	7	7	0	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.750	Semi-Annual	03/20/2038		81,900	(71)	97	26	0	(1)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.500	Annual	03/15/2042		42,000	11	22	33	0	(1)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	1.000	Semi-Annual	03/21/2048		68,700	(111)	154	43	0	(2)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.538	Semi-Annual	03/15/2051		63,000	(1)	92	91	0	(2)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.520	Semi-Annual	03/16/2051		14,000	0	21	21	0	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.350	Semi-Annual	03/17/2051		20,000	11	24	35	0	(1)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.557	Semi-Annual	03/17/2051		49,000	0	69	69	0	(2)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.570	Semi-Annual	03/19/2051		18,000	0	25	25	0	(1)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.572	Semi-Annual	04/07/2051		10,000	0	14	14	0	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.450	Annual	12/15/2051		53,000	33	48	81	0	(2)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.633	Annual	02/08/2052		28,000	0	35	35	0	(1)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.670	Annual	02/09/2052		49,000	0	59	59	0	(2)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/18/2025		$2,400	2	15	17	2	0
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2027		11,300	(723)	(439)	(1,162)	0	(27)
Receive	1-Day USD-SOFR Compounded-OIS	3.807	Annual	05/31/2028		1,400	0	16	16	2	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		600	(5)	9	4	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.550	Annual	10/31/2030		100	0	2	2	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.572	Annual	10/31/2030		2,500	0	52	52	3	0
Receive	1-Day USD-SOFR Compounded-OIS	3.582	Annual	10/31/2030		100	0	2	2	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.585	Annual	10/31/2030		4,600	0	91	91	6	0
Receive	1-Day USD-SOFR Compounded-OIS	3.691	Annual	10/31/2030		6,800	0	93	93	9	0
Receive	1-Day USD-SOFR Compounded-OIS	3.722	Annual	10/31/2030		300	0	4	4	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.727	Annual	10/31/2030		500	0	6	6	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.732	Annual	10/31/2030		300	0	3	3	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.739	Annual	10/31/2030		500	0	5	5	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.687	Annual	08/15/2033		5,100	0	70	70	5	0
Receive	1-Day USD-SOFR Compounded-OIS	3.709	Annual	08/15/2033		1,800	0	22	22	2	0
Receive	1-Day USD-SOFR Compounded-OIS	3.717	Annual	08/15/2033		1,600	0	18	18	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.718	Annual	08/15/2033		3,200	0	36	36	3	0
Receive	1-Day USD-SOFR Compounded-OIS	3.745	Annual	08/15/2033		900	0	8	8	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.753	Annual	08/15/2033		800	0	7	7	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.754	Annual	08/15/2033		900	0	8	8	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.763	Annual	08/15/2033		3,000	0	23	23	3	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.500	Annual	06/20/2054		7,300	210	(88)	122	0	(19)
Pay	6-Month AUD-BBR-BBSW	4.500	Semi-Annual	09/20/2033	AUD	1,000	(17)	34	17	4	0
Pay	6-Month AUD-BBR-BBSW	4.500	Semi-Annual	03/20/2034		800	(23)	36	13	3	0
Pay(5)	6-Month EUR-EURIBOR	2.750	Annual	09/18/2034	EUR	11,500	196	65	261	66	0
Receive(5)	6-Month EUR-EURIBOR	2.500	Annual	09/18/2054		2,500	(110)	(18)	(128)	0	(30)
Pay	CAONREPO Index	4.000	Semi-Annual	06/21/2025	CAD	2,800	(28)	9	(19)	0	(1)
Pay(5)	CAONREPO Index	3.500	Annual	12/18/2025		3,300	(3)	(7)	(10)	0	(1)
Receive	CAONREPO Index	3.500	Semi-Annual	06/01/2032		2,800	(25)	21	(4)	4	0
Receive	CAONREPO Index	3.750	Semi-Annual	12/20/2033		700	(2)	(8)	(10)	1	0

							$(653)	$995	$342	$120	$(101)

Total Swap Agreements							$(687)	$1,243	$556	$121	$(101)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$1	$121	$122	$0	$(58)	$(101)	$(159)

(k)

Securities with an aggregate market value of $1,790 and cash of $ 3,815 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	171

Schedule of Investments	PIMCO Total Return Fund IV	(Cont.)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(l) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2024		$6	AUD	9	$0	$0
	05/2024	AUD	9		$6	0	0

BOA	04/2024	SGD	619		463	5	0
	04/2024		$9	AUD	13	0	0
	04/2024		403	JPY	60,893	0	(1)
	05/2024	AUD	13		$9	0	0
	05/2024	JPY	60,616		403	1	0

BPS	04/2024	GBP	7,829		9,938	57	0
	04/2024		$190	EUR	174	0	(2)
	05/2024	TWD	510		$17	1	0
	06/2024		2,750		89	3	0
	06/2024		$71	INR	5,913	0	0
	06/2024		21	TWD	639	0	(1)

BRC	04/2024	JPY	61,139		$409	5	0
	05/2024	GBP	538		680	1	0
	06/2024		$20	INR	1,707	0	0

CBK	04/2024	AUD	918		$606	8	0
	04/2024	CNH	229		32	0	0
	04/2024	MXN	6,867		409	0	(3)
	04/2024		$319	GBP	249	0	(5)
	06/2024	MXN	8,966		$532	0	(1)
	06/2024		$11	INR	903	0	0

DUB	04/2024	EUR	6,114		$6,645	49	0
	06/2024		$299	MXN	5,078	3	0

JPM	06/2024		356	IDR	5,619,953	0	(2)
	06/2024		33	INR	2,769	0	0
	06/2024		2	MXN	26	0	0
	06/2024		83	TWD	2,554	0	(3)

MBC	04/2024	AUD	1,955		$1,271	0	(3)
	04/2024		$333	AUD	513	1	0
	04/2024		1,161	CAD	1,575	2	0
	04/2024		9,574	GBP	7,580	0	(7)
	05/2024	CAD	1,574		$1,161	0	(2)
	05/2024	GBP	7,580		9,576	7	0
	06/2024		$42	INR	3,519	0	0

MYI	04/2024	CAD	1,580		$1,164	0	(3)
	04/2024	SGD	614		461	6	0
	04/2024		$6,428	EUR	5,940	0	(20)
	05/2024	EUR	5,940		$6,436	20	0
	06/2024	TWD	18,757		605	17	0
	06/2024		$215	IDR	3,343,827	0	(5)
	06/2024		82	INR	6,776	0	(1)

NGF	06/2024		353		29,483	0	0

RBC	04/2024	MXN	32		$2	0	0
	05/2024	GBP	443		559	0	0

172	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
SCX	06/2024	TWD	20,544		$670	$26	$0
	06/2024		$1,652	INR	137,737	0	(4)

SSB	05/2024	MXN	19,950		$1,174	0	(18)

TOR	04/2024		$841	AUD	1,283	0	(5)
	05/2024	AUD	11		$7	0	0

UAG	04/2024		$682	AUD	1,043	0	(2)
	05/2024	AUD	1,043		$683	2	0

Total Forward Foreign Currency Contracts						$214	$(88)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
GST	South Africa Government International Bond	1.000%	Quarterly	06/20/2024	0.518%	$3,100	$(130)	$134	$4	$0

Total Swap Agreements							$(130)	$134	$4	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$6	$0	$0	$6	$(1)	$0	$0	$(1)	$5	$0	$5
BPS	61	0	0	61	(3)	0	0	(3)	58	0	58
BRC	6	0	0	6	0	0	0	0	6	0	6
CBK	8	0	0	8	(9)	0	0	(9)	(1)	0	(1)
DUB	52	0	0	52	0	0	0	0	52	0	52
GST	0	0	4	4	0	0	0	0	4	0	4
JPM	0	0	0	0	(5)	0	0	(5)	(5)	0	(5)
MBC	10	0	0	10	(12)	0	0	(12)	(2)	0	(2)
MYI	43	0	0	43	(29)	0	0	(29)	14	0	14
SCX	26	0	0	26	(4)	0	0	(4)	22	0	22
SSB	0	0	0	0	(18)	0	0	(18)	(18)	0	(18)
TOR	0	0	0	0	(5)	0	0	(5)	(5)	0	(5)
UAG	2	0	0	2	(2)	0	0	(2)	0	0	0

Total Over the Counter	$214	$0	$4	$218	$(88)	$0	$0	$(88)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	173

Schedule of Investments	PIMCO Total Return Fund IV	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1	$1
Swap Agreements	0	1	0	0	120	121

	$0	$1	$0	$0	$121	$122

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$214	$0	$214
Swap Agreements	0	4	0	0	0	4

	$0	$4	$0	$214	$0	$218

	$0	$5	$0	$214	$121	$340

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$58	$58
Swap Agreements	0	0	0	0	101	101

	$0	$0	$0	$0	$159	$159

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$88	$0	$88

	$0	$0	$0	$88	$159	$247

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(380)	$(380)
Swap Agreements	0	98	0	0	(137)	(39)

	$0	$98	$0	$0	$(517)	$(419)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(876)	$0	$(876)
Swap Agreements	0	32	0	0	0	32

	$0	$32	$0	$(876)	$0	$(844)

	$0	$130	$0	$(876)	$(517)	$(1,263)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$512	$512
Swap Agreements	0	88	0	0	477	565

	$0	$88	$0	$0	$989	$1,077

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$570	$0	$570
Swap Agreements	0	2	0	0	0	2

	$0	$2	$0	$570	$0	$572

	$0	$90	$0	$570	$989	$1,649

174	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$59,749	$0	$59,749
Industrials	0	30,378	0	30,378
Utilities	0	21,001	0	21,001
Municipal Bonds & Notes
Louisiana	0	776	0	776
New York	0	1,059	0	1,059
Texas	0	407	0	407
West Virginia	0	839	0	839
U.S. Government Agencies	0	158,853	0	158,853
U.S. Treasury Obligations	0	38,905	0	38,905
Non-Agency Mortgage- Backed Securities	569	34,353	38	34,960
Asset-Backed Securities	0	9,594	0	9,594
Sovereign Issues	0	6,914	0	6,914
Common Stocks
Industrials	0	0	966	966
Short-Term Instruments
Repurchase Agreements	0	558	0	558

	$569	$363,386	$1,004	$364,959

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$196	$0	$0	$196

Total Investments	$765	$363,386	$1,004	$365,155

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	122	0	122
Over the counter	0	218	0	218

	$0	$340	$0	$340

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(37)	(122)	0	(159)
Over the counter	0	(88)	0	(88)

	$(37)	$(210)	$0	$(247)

Total Financial Derivative Instruments	$(37)	$130	$0	$93

Totals	$728	$363,516	$1,004	$365,248

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	175

Schedule of Investments	PIMCO Total Return Fund V	March 31, 2024

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 112.4%

CORPORATE BONDS & NOTES 25.4%

BANKING & FINANCE 14.1%

ABN AMRO Bank NV
2.470% due 12/13/2029 •	$800	$701

Alexandria Real Estate Equities, Inc.
2.000% due 05/18/2032	15	12

Ally Financial, Inc.
7.100% due 11/15/2027	300	314

Banco Santander SA
6.527% due 11/07/2027 •	400	410

Bank of America Corp.
5.202% due 04/25/2029 •	1,800	1,802
6.204% due 11/10/2028 •	580	600

BNP Paribas SA
1.675% due 06/30/2027 •	800	737

Boston Properties LP
6.500% due 01/15/2034	15	16

BPCE SA
2.045% due 10/19/2027 •	300	274
7.003% due 10/19/2034 •	400	436

Brandywine Operating Partnership LP
3.950% due 11/15/2027	100	89
8.050% due 03/15/2028	100	102

Brookfield Finance, Inc.
2.724% due 04/15/2031	15	13

Citigroup, Inc.
1.281% due 11/03/2025 •	200	195
4.658% due 05/24/2028 •	1,100	1,084
6.045% (SOFRRATE + 0.694%) due 01/25/2026 ~	15	15

Cooperatieve Rabobank UA
1.004% due 09/24/2026 •	800	749
1.106% due 02/24/2027 •	700	645

Equitable Financial Life Global Funding
1.300% due 07/12/2026	15	14

European Investment Bank
3.750% due 02/14/2033	15	14

Ford Motor Credit Co. LLC
4.125% due 08/17/2027	400	380

Goldman Sachs Group, Inc.
0.855% due 02/12/2026 •	775	742

Golub Capital BDC, Inc.
7.050% due 12/05/2028	300	307

Goodman U.S. Finance Five LLC
4.625% due 05/04/2032	15	14

HAT Holdings LLC
8.000% due 06/15/2027	600	626

Host Hotels & Resorts LP
2.900% due 12/15/2031	58	48
3.375% due 12/15/2029	750	668

HSBC Holdings PLC
5.887% due 08/14/2027 •	1,900	1,917

ING Groep NV
6.083% due 09/11/2027 •	1,500	1,519

Jones Lang LaSalle, Inc.
6.875% due 12/01/2028	200	212

JPMorgan Chase & Co.
3.509% due 01/23/2029 •	1,100	1,041
5.299% due 07/24/2029 •	1,300	1,310

Kilroy Realty LP
2.650% due 11/15/2033	400	297
4.750% due 12/15/2028	100	96

Lloyds Banking Group PLC
2.438% due 02/05/2026 •	1,600	1,556

Manulife Financial Corp.
3.703% due 03/16/2032	15	14

Mizuho Financial Group, Inc.
5.778% due 07/06/2029 •	200	204

Morgan Stanley
0.864% due 10/21/2025 •	550	535

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nationwide Building Society
6.557% due 10/18/2027 •		$300	$308

RGA Global Funding
6.000% due 11/21/2028		300	310

Santander U.K. Group Holdings PLC
6.534% due 01/10/2029 •		500	517

Sumitomo Mitsui Financial Group, Inc.
2.472% due 01/14/2029		230	206

Sun Communities Operating LP
5.500% due 01/15/2029		300	299

Toronto-Dominion Bank
5.264% due 12/11/2026		300	302

			21,650

INDUSTRIALS 2.0%

AP Moller - Maersk AS
5.875% due 09/14/2033		500	515

Hanwha Q Cells Americas Holdings Corp.
5.000% due 07/27/2028		300	300

Hyundai Capital America
5.800% due 06/26/2025		100	100

JDE Peet’s NV
0.500% due 01/16/2029	EUR	200	187
1.125% due 06/16/2033		200	171
2.250% due 09/24/2031		$500	397

NXP BV
3.400% due 05/01/2030		15	13

Quanta Services, Inc.
0.950% due 10/01/2024		800	781

Smurfit Kappa Treasury ULC
5.200% due 01/15/2030 (a)		300	300

VF Corp.
2.950% due 04/23/2030		500	413

			3,177

UTILITIES 9.3%

AES Corp.
5.450% due 06/01/2028		700	699

Avangrid, Inc.
3.150% due 12/01/2024		300	295
3.200% due 04/15/2025		15	15

Duke Energy Carolinas LLC
3.950% due 11/15/2028		500	484

Duke Energy Florida LLC
2.500% due 12/01/2029		625	554

EDP Finance BV
1.710% due 01/24/2028		200	177

Enel Finance International NV
2.250% due 07/12/2031		950	770
5.000% due 06/15/2032		200	194

Georgia Power Co.
3.250% due 04/01/2026		775	747

MidAmerican Energy Co.
3.150% due 04/15/2050		100	70
3.650% due 04/15/2029		450	428

National Rural Utilities Cooperative Finance Corp.
1.350% due 03/15/2031		400	314

New York State Electric & Gas Corp.
5.650% due 08/15/2028		500	512

NextEra Energy Capital Holdings, Inc.
1.900% due 06/15/2028		1,850	1,639

Niagara Mohawk Power Corp.
1.960% due 06/27/2030		800	661

NSTAR Electric Co.
3.950% due 04/01/2030		870	821

Pacific Gas & Electric Co.
6.700% due 04/01/2053		565	612

Public Service Co. of Oklahoma
2.200% due 08/15/2031		875	716

Public Service Enterprise Group, Inc.
5.875% due 10/15/2028		1,500	1,545

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

San Diego Gas & Electric Co.
4.950% due 08/15/2028	$200	$201

Solar Star Funding LLC
5.375% due 06/30/2035	298	286

Southern California Edison Co.
2.500% due 06/01/2031	1,275	1,077
3.450% due 02/01/2052	200	141

Southwestern Public Service Co.
3.750% due 06/15/2049	200	148

Verizon Communications, Inc.
5.050% due 05/09/2033	290	290

Wisconsin Electric Power Co.
4.750% due 09/30/2032	300	296

Wisconsin Power & Light Co.
4.950% due 04/01/2033	300	294
5.375% due 03/30/2034	300	302

		14,288

Total Corporate Bonds & Notes (Cost $38,663)		39,115

U.S. GOVERNMENT AGENCIES 55.4%

Tennessee Valley Authority
1.500% due 09/15/2031	60	49

Uniform Mortgage-Backed Security
4.000% due 12/01/2052	12,492	11,588
4.500% due 07/01/2052 - 08/01/2053	14,971	14,262
5.000% due 05/01/2053 - 04/01/2054	27,014	26,371
5.500% due 10/01/2053 - 01/01/2054	12,452	12,393

Uniform Mortgage-Backed Security, TBA
3.000% due 04/01/2054	1,700	1,463
3.500% due 05/01/2054	5,400	4,837
5.000% due 05/01/2054	2,900	2,830
5.500% due 04/01/2054 - 05/01/2054	11,600	11,544

Total U.S. Government Agencies (Cost $85,465)		85,337

U.S. TREASURY OBLIGATIONS 13.7%

U.S. Treasury Bonds
3.625% due 05/15/2053	2,500	2,197
4.375% due 08/15/2043	4,300	4,250

U.S. Treasury Inflation Protected Securities (b)
0.125% due 07/15/2024	390	390
0.125% due 10/15/2024	1,202	1,195
0.125% due 02/15/2051	711	425
0.125% due 02/15/2052	1,108	653
0.250% due 01/15/2025	3,776	3,711
0.250% due 02/15/2050	120	76
0.625% due 07/15/2032	488	443
0.750% due 02/15/2045	393	302
0.875% due 02/15/2047	128	99
1.000% due 02/15/2048	175	138
1.250% due 04/15/2028	206	200
1.500% due 02/15/2053	415	363
2.375% due 01/15/2025	1,636	1,634

U.S. Treasury Notes
3.875% due 05/15/2043	5,400	4,986

Total U.S. Treasury Obligations (Cost $21,302)		21,062

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.7%

Starwood Mortgage Trust
6.490% due 04/15/2034 •	550	546

VASA Trust
6.340% due 07/15/2039 •	500	458

Total Non-Agency Mortgage-Backed Securities (Cost $990)		1,004

176	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 2.2%

BMW Vehicle Lease Trust
4.980% due 03/25/2027	$500	$500
5.100% due 07/27/2026	500	499

FHF Issuer Trust
5.690% due 02/15/2030	500	500
6.790% due 10/15/2029	485	490

Goodleap Sustainable Home Solutions Trust
6.500% due 07/20/2055	474	491

Helios Issuer LLC
5.750% due 12/20/2050	391	397

Loanpal Solar Loan Ltd.
2.470% due 12/20/2047	31	24

Mosaic Solar Loan Trust
5.910% due 11/20/2053	129	131

Tesla Auto Lease Trust
5.370% due 06/22/2026	300	300

Total Asset-Backed Securities (Cost $3,289)		3,332

SOVEREIGN ISSUES 2.1%

Chile Government International Bond
4.850% due 01/22/2029	500	497

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Development Bank of Japan, Inc.
5.125% due 09/01/2026		$500	$503

Korea Electric Power Corp.
5.375% due 07/31/2026		300	301

Mexico Government International Bond
4.490% due 05/25/2032	EUR	300	330

Nederlandse Waterschapsbank NV
4.000% due 06/01/2028		$200	196

Romania Government International Bond
5.625% due 02/22/2036	EUR	400	431

United Kingdom Gilt
4.375% due 07/31/2054	GBP	770	965

Total Sovereign Issues (Cost $3,221)			3,223

SHORT-TERM INSTRUMENTS 12.9%

COMMERCIAL PAPER 1.5%

Eversource Energy
5.570% due 04/03/2024		$400	400
5.630% due 04/17/2024		400	399

Intercontinental Exchange, Inc.
5.520% due 04/11/2024		300	299
5.520% due 04/18/2024		400	399

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Keurig Dr Pepper, Inc.
5.530% due 04/22/2024	$400	$398

Southern California Edison Co.
5.530% due 04/11/2024	400	399

		2,294

REPURCHASE AGREEMENTS (d) 11.4%
		17,600

Total Short-Term Instruments (Cost $19,895)		19,894

Total Investments in Securities (Cost $172,825)		172,967

Total Investments 112.4% (Cost $172,825)		$172,967

Financial Derivative Instruments (e)(f) 0.0% (Cost or Premiums, net $302)		46

Other Assets and Liabilities, net (12.4)%		(19,116)

Net Assets 100.0%		$153,897

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.
(b)	Principal amount of security is adjusted for inflation.
(c)	Restricted securities.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	5.430%	03/28/2024	04/01/2024	$17,600	U.S. Treasury Inflation Indexed Bonds 1.375% due 07/15/2033	$(18,002)	$17,600	$17,611

Total Repurchase Agreements						$(18,002)	$17,600	$17,611

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (1.8)%
Uniform Mortgage-Backed Security, TBA	5.000%	04/01/2054	$2,900	$(2,813)	$(2,830)

Total Short Sales (1.8)%				$(2,813)	$(2,830)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	177

Schedule of Investments	PIMCO Total Return Fund V	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BPS	$17,611	$0	$0	$17,611	$(18,002)	$(391)

Total Borrowings and Other Financing Transactions	$17,611	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(30) at a weighted average interest rate of 5.270%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(e) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May Futures	$108.500	04/26/2024	3	$	3	$(1)	$0
Put - CBOT U.S. Treasury 10-Year Note May Futures	109.000	04/26/2024	4		4	(1)	(1)
Call - CBOT U.S. Treasury 10-Year Note May Futures	111.500	04/26/2024	3		3	(1)	(1)
Call - CBOT U.S. Treasury 10-Year Note May Futures	113.000	04/26/2024	4		4	(2)	(1)

Total Written Options						$(5)	$(3)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS
Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Canada Government 10-Year Bond June Futures	06/2024	15	$	1,333	$7	$0	$0
U.S. Treasury 2-Year Note June Futures	06/2024	70		14,314	(15)	0	(14)
U.S. Treasury 5-Year Note June Futures	06/2024	8		856	1	0	(1)
U.S. Treasury 10-Year Note June Futures	06/2024	132		14,625	91	0	(11)
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2024	100		11,461	111	2	0

					$195	$2	$(26)

SHORT FUTURES CONTRACTS
Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Japan Government 10-Year Bond June Futures	06/2024	2	$	(1,925)	$0	$3	$(2)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2024	2		(258)	(8)	0	(1)
United Kingdom Long Gilt June Futures	06/2024	7		(883)	(2)	0	(3)

					$(10)	$3	$(6)

Total Futures Contracts					$185	$5	$(32)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
British Telecommunications PLC	1.000%	Quarterly	06/20/2028	0.511%	EUR	300	$1	$6	$7	$0	$0

178	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.HY-41 5-Year Index	5.000%	Quarterly	12/20/2028	$	3,762	$12	$271	$283	$1	$0
CDX.HY-42 5-Year Index	5.000	Quarterly	06/20/2029		1,100	78	3	81	0	0
CDX.IG-41 5-Year Index	1.000	Quarterly	12/20/2028		3,100	49	23	72	0	0
CDX.IG-42 5-Year Index	1.000	Quarterly	06/20/2029		5,400	121	3	124	1	0

						$260	$300	$560	$2	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day GBP-SONIO Compounded-OIS	3.700%	Annual	03/28/2034	GBP	100	$0	$(1)	$(1)	$0	$(1)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.200	Annual	12/15/2041	JPY	110,000	99	22	121	0	(2)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	1.000	Annual	09/20/2043		20,000	2	4	6	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/21/2025	$	1,300	23	12	35	1	0
Receive	1-Day USD-SOFR Compounded-OIS	4.600	Annual	07/17/2025		500	0	5	5	0	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/18/2025		1,300	1	8	9	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.807	Annual	05/31/2028		900	0	10	10	2	0
Receive	1-Day USD-SOFR Compounded-OIS	3.691	Annual	10/31/2030		4,900	0	67	67	7	0
Receive	1-Day USD-SOFR Compounded-OIS	3.722	Annual	10/31/2030		100	0	1	1	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.727	Annual	10/31/2030		200	0	2	2	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.732	Annual	10/31/2030		200	0	2	2	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.739	Annual	10/31/2030		300	0	3	3	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.709	Annual	08/15/2033		1,400	0	17	17	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.717	Annual	08/15/2033		800	0	9	9	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.718	Annual	08/15/2033		2,200	0	25	25	2	0
Receive	1-Day USD-SOFR Compounded-OIS	3.743	Annual	08/15/2033		100	0	1	1	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.745	Annual	08/15/2033		500	0	5	5	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.753	Annual	08/15/2033		500	0	4	4	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.754	Annual	08/15/2033		300	0	3	3	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.763	Annual	08/15/2033		1,400	0	11	11	1	0
Receive	1-Day USD-SOFR Compounded-OIS	4.030	Annual	12/15/2033		100	(1)	0	(1)	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.950	Annual	12/19/2033		100	0	0	0	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.842	Annual	12/26/2033		100	0	0	0	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.854	Annual	12/29/2033		200	(1)	2	1	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	01/02/2034		100	(1)	2	1	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.810	Annual	01/02/2034		100	(1)	2	1	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.684	Annual	01/03/2034		100	(1)	3	2	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.648	Annual	01/08/2034		100	(1)	3	2	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.670	Annual	01/08/2034		100	(1)	3	2	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.594	Annual	01/09/2034		100	0	2	2	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.600	Annual	01/17/2034		200	(1)	6	5	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.620	Annual	01/31/2034		100	(1)	(1)	(2)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.650	Annual	03/05/2034		100	0	(2)	(2)	0	1
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.500	Annual	06/20/2054		1,200	13	7	20	0	(3)
Pay	6-Month AUD-BBR-BBSW	4.500	Semi-Annual	09/20/2033	AUD	700	(10)	22	12	3	0
Pay	6-Month AUD-BBR-BBSW	4.500	Semi-Annual	03/20/2034		500	(15)	23	8	2	0
Receive	6-Month EUR-EURIBOR	3.255	Annual	11/22/2028	EUR	100	0	(2)	(2)	0	0
Receive	6-Month EUR-EURIBOR	3.179	Annual	11/29/2028		100	0	(2)	(2)	0	0
Receive	6-Month EUR-EURIBOR	2.920	Annual	12/13/2028		200	0	(1)	(1)	0	(1)
Receive	6-Month EUR-EURIBOR	2.880	Annual	12/19/2028		100	0	(1)	(1)	0	0
Receive	6-Month EUR-EURIBOR	2.950	Annual	12/29/2028		100	0	(1)	(1)	0	0
Receive	6-Month EUR-EURIBOR	2.760	Annual	01/03/2029		100	0	0	0	0	0
Receive	6-Month EUR-EURIBOR	3.148	Annual	11/20/2033		100	0	(5)	(5)	0	(1)
Receive	6-Month EUR-EURIBOR	3.305	Annual	11/27/2033		100	(1)	(5)	(6)	0	(1)
Receive	6-Month EUR-EURIBOR	3.128	Annual	12/04/2033		100	0	(5)	(5)	0	(1)
Receive	6-Month EUR-EURIBOR	3.063	Annual	12/06/2033		100	0	(4)	(4)	0	(1)
Receive	6-Month EUR-EURIBOR	2.890	Annual	12/22/2033		100	0	(3)	(3)	0	(1)
Receive	6-Month EUR-EURIBOR	2.910	Annual	12/29/2033		100	0	(3)	(3)	0	(1)
Receive	6-Month EUR-EURIBOR	2.650	Annual	01/08/2034		100	0	0	0	0	(1)
Pay	6-Month EUR-EURIBOR	2.750	Annual	03/05/2034		100	0	2	2	1	0
Receive(5)	6-Month EUR-EURIBOR	2.670	Annual	04/03/2034		100	0	(1)	(1)	0	(1)
Pay(5)	6-Month EUR-EURIBOR	2.750	Annual	09/18/2034		3,000	50	18	68	17	0
Receive(5)	6-Month EUR-EURIBOR	2.500	Annual	09/18/2054		1,400	(73)	1	(72)	0	(16)
Pay	CAONREPO Index	4.000	Semi-Annual	06/21/2025	CAD	2,000	(24)	10	(14)	0	(1)
Pay	CAONREPO Index	4.820	Semi-Annual	07/13/2025		300	0	1	1	0	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	179

Schedule of Investments	PIMCO Total Return Fund V	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	CAONREPO Index	4.750%	Semi-Annual	07/14/2025	CAD	1,000	$0	$2	$2	$0	$0
Pay(5)	CAONREPO Index	3.500	Annual	12/18/2025		1,800	(2)	(4)	(6)	0	0
Receive	CAONREPO Index	3.500	Semi-Annual	06/01/2032		1,500	(12)	10	(2)	2	0
Receive	CAONREPO Index	3.750	Semi-Annual	12/20/2033		400	(2)	(3)	(5)	1	0

							$40	$286	$326	$44	$(32)

Total Swap Agreements							$301	$592	$893	$46	$(32)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$5	$46	$51	$(3)	$(32)	$(32)	$(67)

Cash of $2,563 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(f) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2024	AUD	10		$6	$0	$0
	04/2024	EUR	2,063		2,234	9	0
	04/2024	GBP	202		258	3	0
	04/2024	SGD	272		203	2	0
	04/2024		$114	JPY	17,185	0	0
	05/2024	JPY	17,107		$114	0	0
	05/2024		$6	AUD	10	0	0

BPS	04/2024	BRL	874		$175	0	0
	04/2024	GBP	845		1,073	6	0
	04/2024		$441	AUD	678	1	0
	04/2024		175	BRL	874	0	(1)
	06/2024		169	INR	14,143	0	0

BRC	04/2024	JPY	17,255		$116	2	0
	05/2024	EUR	2,063		2,234	6	0
	05/2024	GBP	1,462		1,849	3	0
	06/2024		$11	INR	876	0	0

CBK	04/2024	AUD	1,665		$1,087	4	(2)
	04/2024	BRL	3,814		765	5	0
	04/2024	GBP	111		141	1	0
	04/2024		$763	BRL	3,814	0	(3)
	05/2024		763		3,814	0	(5)

180	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
FAR	04/2024	BRL	711		$142	$1	$0
	04/2024		$142	BRL	711	0	(1)

JPM	04/2024		179	CAD	242	0	0
	05/2024	CAD	242		$179	0	0
	06/2024		$208	IDR	3,280,174	0	(2)
	06/2024		17	INR	1,421	0	0
	06/2024		596	MXN	10,210	10	0

MYI	04/2024	CAD	243		$179	0	0
	04/2024	SGD	269		203	3	0
	06/2024	TWD	10,665		344	10	0
	06/2024		$126	IDR	1,951,686	0	(3)
	06/2024		42	INR	3,478	0	0

RBC	05/2024	GBP	400		$505	0	0

SCX	06/2024	TWD	11,253		367	14	0
	06/2024		$834	INR	69,600	0	(2)

SOG	04/2024	BRL	2,229		$446	2	0
	04/2024		$448	BRL	2,229	0	(4)

SSB	06/2024		167	MXN	2,843	2	0

TOR	04/2024		1,018	AUD	1,553	0	(6)

UAG	04/2024	AUD	548		$358	1	0
	05/2024		$359	AUD	548	0	(1)

Total Forward Foreign Currency Contracts						$85	$(30)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
GLM	Put - OTC GBP versus USD	$1.200	09/26/2024	300	$10	$2

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.500%	02/13/2025	1,400	$ 22	$14

BPS	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.050	05/28/2024	1,800	2	1

GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.975	05/29/2024	1,800	2	1
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.920	02/27/2025	300	13	9

							$39	$25

Total Purchased Options							$49	$27

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Put - OTC GBP versus USD	$1.100	09/26/2024	600	$(6)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.350%	05/28/2024	900	$ (2)	$0

CBK	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.500	04/08/2024	100	0	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.850	04/08/2024	100	0	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.550	04/15/2024	100	0	(1)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.810	04/15/2024	100	0	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.560	04/18/2024	100	0	(1)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.850	04/18/2024	100	0	0

CKL	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.480	04/29/2024	100	0	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	181

Schedule of Investments	PIMCO Total Return Fund V	(Cont.)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.780%	04/29/2024	100	$0	$0

FAR	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.705	04/22/2024	200	(1)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.105	04/22/2024	200	(1)	0

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.195	05/29/2024	900	(2)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.244	02/27/2025	1,100	(13)	(10)
	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.430	04/12/2024	100	0	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.770	04/12/2024	100	0	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	04/08/2024	100	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.900	04/08/2024	100	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.680	04/15/2024	150	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.080	04/15/2024	150	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.685	04/18/2024	150	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	04/18/2024	100	0	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.085	04/18/2024	150	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.150	04/18/2024	100	0	0

JPM	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.560	04/22/2024	200	0	(1)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.860	04/22/2024	200	0	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550	04/12/2024	100	0	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.950	04/12/2024	100	0	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.490	04/05/2024	100	0	0
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.810	04/05/2024	100	0	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.480	04/25/2024	100	0	(1)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.770	04/25/2024	100	0	0

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	04/02/2024	300	(1)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.250	04/02/2024	300	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.624	04/01/2024	100	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.627	04/01/2024	100	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.688	04/01/2024	100	0	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.024	04/01/2024	100	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.027	04/01/2024	100	0	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.088	04/01/2024	100	0	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	04/11/2024	100	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.900	04/11/2024	100	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.678	04/25/2024	100	0	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.078	04/25/2024	100	0	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.690	04/26/2024	100	0	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.090	04/26/2024	100	0	0

							$(32)	$(16)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	$96.766	04/04/2024	200	$(1)	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	95.656	05/06/2024	300	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	97.656	05/06/2024	300	(1)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 06/01/2054	96.195	06/06/2024	200	(1)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 06/01/2054	99.195	06/06/2024	200	(1)	(1)

					$(5)	$(4)

Total Written Options					$(43)	$(20)

182	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$14	$14	$0	$28	$0	$0	$0	$0	$28	$0	$28
BPS	7	1	0	8	(1)	0	0	(1)	7	0	7
BRC	11	0	0	11	0	0	0	0	11	0	11
CBK	10	0	0	10	(10)	(2)	0	(12)	(2)	0	(2)
FAR	1	0	0	1	(1)	(1)	0	(2)	(1)	0	(1)
GLM	0	12	0	12	0	(11)	0	(11)	1	0	1
JPM	10	0	0	10	(2)	(6)	0	(8)	2	0	2
MYI	13	0	0	13	(3)	0	0	(3)	10	0	10
SCX	14	0	0	14	(2)	0	0	(2)	12	0	12
SOG	2	0	0	2	(4)	0	0	(4)	(2)	0	(2)
SSB	2	0	0	2	0	0	0	0	2	0	2
TOR	0	0	0	0	(6)	0	0	(6)	(6)	0	(6)
UAG	1	0	0	1	(1)	0	0	(1)	0	0	0

Total Over the Counter	$85	$27	$0	$112	$(30)	$(20)	$0	$(50)

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$5	$5
Swap Agreements	0	2	0	0	44	46

	$0	$2	$0	$0	$49	$51

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$85	$0	$85
Purchased Options	0	0	0	2	25	27

	$0	$0	$0	$87	$25	$112

	$0	$2	$0	$87	$74	$163

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$3	$3
Futures	0	0	0	0	32	32
Swap Agreements	0	0	0	0	32	32

	$0	$0	$0	$0	$67	$67

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$30	$0	$30
Written Options	0	0	0	0	20	20

	$0	$0	$0	$30	$20	$50

	$0	$0	$0	$30	$87	$117

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	183

Schedule of Investments	PIMCO Total Return Fund V	(Cont.)	March 31, 2024

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$4	$4
Futures	0	0	0	0	(1,465)	(1,465)
Swap Agreements	0	263	0	0	18	281

	$0	$263	$0	$0	$(1,443)	$(1,180)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(79)	$0	$(79)
Purchased Options	0	0	0	0	37	37
Written Options	0	0	0	0	102	102

	$0	$0	$0	$(79)	$139	$60

	$0	$263	$0	$(79)	$(1,304)	$(1,120)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$3	$3
Futures	0	0	0	0	185	185
Swap Agreements	0	305	0	0	286	591

	$0	$305	$0	$0	$474	$779

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$55	$0	$55
Purchased Options	0	0	0	(8)	(13)	(21)
Written Options	0	0	0	6	16	22

	$0	$0	$0	$53	$3	$56

	$0	$305	$0	$53	$477	$835

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$21,650	$0	$21,650
Industrials	0	3,177	0	3,177
Utilities	0	14,288	0	14,288
U.S. Government Agencies	0	85,337	0	85,337
U.S. Treasury Obligations	0	21,062	0	21,062
Non-Agency Mortgage-Backed Securities	0	1,004	0	1,004
Asset-Backed Securities	0	3,332	0	3,332
Sovereign Issues	0	3,223	0	3,223
Short-Term Instruments
Commercial Paper	0	2,294	0	2,294
Repurchase Agreements	0	17,600	0	17,600

Total Investments	$0	$172,967	$0	$172,967

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(2,830)	$0	$(2,830)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$3	$48	$0	$51
Over the counter	0	112	0	112

	$3	$160	$0	$163

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(5)	(62)	0	(67)
Over the counter	0	(50)	0	(50)

	$(5)	$(112)	$0	$(117)

Total Financial Derivative Instruments	$(2)	$48	$0	$46

Totals	$(2)	$170,185	$0	$170,183

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

184	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Total Return ESG Fund	March 31, 2024

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 141.3%

CORPORATE BONDS & NOTES 38.3%

BANKING & FINANCE 20.4%

Asian Development Bank
6.000% due 02/05/2026	BRL	54,800	$10,390
6.550% due 01/26/2025	ZAR	192,000	9,941

Banco Santander SA
6.527% due 11/07/2027 •		$2,000	2,052

Bank of America Corp.
0.981% due 09/25/2025 •		12,700	12,407

Bank of Nova Scotia
0.650% due 07/31/2024		4,300	4,230

BlueHub Loan Fund, Inc.
2.890% due 01/01/2027		1,300	1,152
3.099% due 01/01/2030		3,400	2,801

BNP Paribas SA
1.675% due 06/30/2027 •		10,000	9,215

Boston Properties LP
2.550% due 04/01/2032		1,100	871

BPCE SA
6.714% due 10/19/2029 •		3,800	3,978

Brookfield Finance, Inc.
2.724% due 04/15/2031		17,900	15,254

Canadian Imperial Bank of Commerce
0.950% due 10/23/2025		8,700	8,171

Citigroup, Inc.
1.281% due 11/03/2025 •		4,100	3,989
2.014% due 01/25/2026 •		6,500	6,303
6.038% (SOFRRATE + 0.686%) due 10/30/2024 ~		5,800	5,807
6.045% (SOFRRATE + 0.694%) due 01/25/2026 ~		6,500	6,509

Community Preservation Corp.
2.867% due 02/01/2030		15,000	13,115

Cooperatieve Rabobank UA
1.004% due 09/24/2026 •		10,800	10,108
1.106% due 02/24/2027 •		8,200	7,554

Corp. Inmobiliaria Vesta SAB de CV
3.625% due 05/13/2031		10,000	8,762

CPI Property Group SA
2.750% due 01/22/2028	GBP	5,400	5,497

CTP NV
0.625% due 09/27/2026	EUR	6,500	6,469

Digital Dutch Finco BV
1.500% due 03/15/2030		4,300	4,044

Equitable Financial Life Global Funding
1.300% due 07/12/2026		$8,300	7,540

European Bank for Reconstruction & Development
1.625% due 09/27/2024		13,300	13,054

European Investment Bank
1.625% due 10/09/2029		5,650	4,916
2.375% due 05/24/2027		10,000	9,401
2.875% due 06/13/2025		10,500	10,255
3.300% due 02/03/2028	AUD	3,400	2,149
3.750% due 02/14/2033		$4,000	3,839

Ford Motor Credit Co. LLC
4.125% due 08/17/2027		6,600	6,266

Globalworth Real Estate Investments Ltd.
2.950% due 07/29/2026	EUR	4,700	4,544

Golub Capital BDC, Inc.
7.050% due 12/05/2028		$3,900	3,996

Goodman U.S. Finance Five LLC
4.625% due 05/04/2032		6,200	5,696

HAT Holdings LLC
3.750% due 09/15/2030		675	568
8.000% due 06/15/2027		8,100	8,456

Host Hotels & Resorts LP
2.900% due 12/15/2031		6,800	5,655
3.500% due 09/15/2030		3,100	2,759

HSBC USA, Inc.
5.625% due 03/17/2025		3,900	3,908

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ING Groep NV
1.400% due 07/01/2026 •		$6,300	$5,985
4.625% due 01/06/2026		5,300	5,244

International Bank for Reconstruction & Development
5.310% due 02/05/2026	ZAR	126,000	6,323

Jones Lang LaSalle, Inc.
6.875% due 12/01/2028		$3,600	3,815

JPMorgan Chase & Co.
0.768% due 08/09/2025 •		8,300	8,144
6.070% due 10/22/2027 •		2,400	2,450

Kilroy Realty LP
2.650% due 11/15/2033		7,900	5,859

Local Initiatives Support Corp.
3.782% due 03/01/2027		5,000	4,839

Low Income Investment Fund
3.386% due 07/01/2026		1,700	1,596
3.711% due 07/01/2029		4,300	3,915

Manulife Financial Corp.
3.703% due 03/16/2032		7,000	6,459

Mitsubishi UFJ Financial Group, Inc.
6.295% (SOFRRATE + 0.940%) due 02/20/2026 ~		3,100	3,108

Mizuho Financial Group, Inc.
0.956% due 10/16/2024	EUR	2,200	2,337
5.778% due 07/06/2029 •		$3,500	3,578

Nationwide Building Society
6.557% due 10/18/2027 •		3,800	3,900

Norinchukin Bank
2.080% due 09/22/2031		2,900	2,375
5.430% due 03/09/2028		4,400	4,461

Piedmont Operating Partnership LP
3.150% due 08/15/2030		12,400	9,740

PNC Financial Services Group, Inc.
4.758% due 01/26/2027 •		4,300	4,261

Principal Life Global Funding
1.250% due 08/16/2026		5,800	5,273

Sumitomo Mitsui Financial Group, Inc.
2.472% due 01/14/2029		5,000	4,473

Sumitomo Mitsui Trust Bank Ltd.
2.800% due 03/10/2027		13,000	12,203
5.500% due 03/09/2028		3,600	3,659

Sun Communities Operating LP
5.500% due 01/15/2029		4,800	4,791

Toronto-Dominion Bank
5.264% due 12/11/2026		3,800	3,826

Visa, Inc.
0.750% due 08/15/2027		4,100	3,623

WP Carey, Inc.
2.450% due 02/01/2032		7,600	6,133

			383,991

INDUSTRIALS 7.0%

AP Moller - Maersk AS
5.875% due 09/14/2033		7,764	7,992

Ardagh Metal Packaging Finance USA LLC
3.000% due 09/01/2029	EUR	4,100	3,413

Autodesk, Inc.
2.400% due 12/15/2031		$5,000	4,190

Bristol-Myers Squibb Co.
4.950% due 02/20/2026		3,800	3,801

California Endowment
2.498% due 04/01/2051		6,900	4,372

Continental Wind LLC
6.000% due 02/28/2033		4,428	4,493

Doris Duke Charitable Foundation
2.345% due 07/01/2050		12,500	7,681

Hanwha Q Cells Americas Holdings Corp.
5.000% due 07/27/2028		4,700	4,699

Hyundai Capital America
5.800% due 06/26/2025		3,300	3,309

John D & Catherine T MacArthur Foundation
1.299% due 12/01/2030		13,400	10,474

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JSW Hydro Energy Ltd.
4.125% due 05/18/2031		$5,394	$4,785

Liberty Utilities Finance GP 1
2.050% due 09/15/2030		13,600	11,028

Massachusetts Higher Education Assistance Corp.
2.673% due 07/01/2031		4,400	3,661

Mather Foundation
2.675% due 10/01/2031		9,600	7,952

NTT Finance Corp.
4.142% due 07/26/2024		2,600	2,588
4.239% due 07/25/2025		3,400	3,356

NXP BV
5.000% due 01/15/2033		5,000	4,894

Quanta Services, Inc.
0.950% due 10/01/2024		2,200	2,147

ReNew Pvt Ltd.
5.875% due 03/05/2027		3,754	3,670

S&P Global, Inc.
2.700% due 03/01/2029		2,200	2,000

Smurfit Kappa Treasury ULC
5.200% due 01/15/2030 (b)		4,100	4,096

Wabtec Transportation Netherlands BV
1.250% due 12/03/2027	EUR	10,000	9,976

Weir Group PLC
2.200% due 05/13/2026		$19,000	17,642

			132,219

UTILITIES 10.9%

AES Corp.
1.375% due 01/15/2026		2,000	1,853
2.450% due 01/15/2031		9,500	7,779
5.450% due 06/01/2028		900	899

Avangrid, Inc.
3.150% due 12/01/2024		13,430	13,203
3.200% due 04/15/2025		6,300	6,140

CenterPoint Energy Houston Electric LLC
5.300% due 04/01/2053		2,000	1,998

Clearway Energy Operating LLC
4.750% due 03/15/2028		4,000	3,805

DTE Electric Co.
1.900% due 04/01/2028		14,350	12,877

Duke Energy Carolinas LLC
3.950% due 11/15/2028		4,000	3,869

Duke Energy Florida LLC
2.500% due 12/01/2029		4,900	4,347

Duke Energy Progress LLC
5.100% due 03/15/2034		2,000	2,000

EDP Finance BV
1.710% due 01/24/2028		9,000	7,945

Electricite de France SA
3.625% due 10/13/2025		3,600	3,509

Enel Finance International NV
1.375% due 07/12/2026		5,600	5,125
1.875% due 07/12/2028		2,700	2,366
2.250% due 07/12/2031		500	405
4.625% due 06/15/2027		5,700	5,606
5.000% due 06/15/2032		5,700	5,527

MidAmerican Energy Co.
3.150% due 04/15/2050		7,900	5,516
3.650% due 04/15/2029		6,000	5,710

National Rural Utilities Cooperative Finance Corp.
1.350% due 03/15/2031		9,100	7,152

NextEra Energy Capital Holdings, Inc.
1.900% due 06/15/2028		17,300	15,331
2.200% due 12/02/2026	AUD	10,300	6,288

Niagara Mohawk Power Corp.
1.960% due 06/27/2030		$14,500	11,980

Pacific Gas & Electric Co.
6.700% due 04/01/2053		8,600	9,319

Pattern Energy Operations LP
4.500% due 08/15/2028		3,000	2,799

Public Service Electric & Gas Co.
3.100% due 03/15/2032		8,400	7,381

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	185

Schedule of Investments	PIMCO Total Return ESG Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ReNew Wind Energy AP2
4.500% due 07/14/2028	$5,000	$4,578

San Diego Gas & Electric Co.
4.950% due 08/15/2028	4,300	4,318

SCE Recovery Funding LLC
4.697% due 06/15/2042	2,120	2,059

Solar Star Funding LLC
5.375% due 06/30/2035	4,987	4,799

Southern California Edison Co.
2.500% due 06/01/2031	100	84
2.750% due 02/01/2032	14,700	12,451
3.650% due 06/01/2051	1,900	1,405

Southern Power Co.
0.900% due 01/15/2026	10,000	9,257

Verizon Communications, Inc.
2.850% due 09/03/2041	5,800	4,179

Wisconsin Power & Light Co.
5.375% due 03/30/2034	2,200	2,215

		206,074

Total Corporate Bonds & Notes (Cost $801,481)		722,284

MUNICIPAL BONDS & NOTES 0.4%

CALIFORNIA 0.2%

California Health Facilities Financing Authority Revenue Bonds, Series 2022
4.190% due 06/01/2037	2,000	1,862

California Municipal Finance Authority Revenue Bonds, Series 2020
2.877% due 11/01/2035	2,100	1,660

San Francisco, California Public Utilities Commission Water Revenue Notes, Series 2020
2.082% due 11/01/2024	520	510

		4,032

MICHIGAN 0.1%

University of Michigan Revenue Bonds, Series 2022
3.504% due 04/01/2052	3,100	2,467

NEW YORK 0.1%

New York City Housing Development Corp. Revenue Notes, Series 2021
1.377% due 05/01/2027	200	181
1.477% due 11/01/2027	300	269
1.577% due 05/01/2028	500	444
1.677% due 11/01/2028	875	769

		1,663

Total Municipal Bonds & Notes (Cost $9,595)		8,162

U.S. GOVERNMENT AGENCIES 60.9%

Fannie Mae
2.242% due 01/25/2031 ~(a)	45,064	3,393
3.000% due 05/01/2028	1,017	984
4.010% due 12/01/2028	7,809	7,580
4.883% due 04/01/2038 •	20	20
4.959% due 04/01/2038 •	7	7
5.152% due 04/01/2038 •	5	5
5.431% due 07/01/2034 •	1	1
5.598% due 01/01/2035 •	34	34
5.685% due 05/25/2037 •	3	3
5.692% due 07/25/2037 •	92	90
5.718% due 08/01/2035 •	52	52
5.750% due 05/25/2035 ~	17	17
5.756% due 07/01/2035 •	97	98
5.758% due 06/25/2055 •	582	573
5.773% due 09/01/2034 •	17	17
5.795% due 03/25/2037 •	7	7
5.956% due 09/01/2035 •	7	7
6.000% due 08/01/2032	1	1
6.094% due 09/01/2037 •	5	5

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.281% due 07/01/2044 •	$18	$18
6.335% due 03/01/2033 •	1	1
6.500% due 06/25/2044	16	16
6.960% due 08/01/2035 •	120	120
7.500% due 02/01/2027	4	4

Freddie Mac
0.826% due 02/25/2031	1,116	952
1.020% due 08/25/2029 ~(a)	24,601	1,006
1.148% due 09/25/2030 ~(a)	60,658	3,424
1.783% due 06/25/2034	15,000	11,715
3.500% due 12/01/2047 - 05/01/2048	17,413	15,914
4.000% due 08/01/2030 - 06/01/2048	546	519
4.495% due 04/01/2038 •	5	5
4.500% due 02/01/2029 - 02/01/2035	147	145
4.681% due 08/15/2032 ~	4	4
5.000% due 10/01/2039	10	10
5.500% due 01/01/2034 - 01/01/2039	194	199
5.774% due 07/01/2030 •	1	1
5.793% due 12/15/2042 •	2,489	2,453
6.000% due 09/01/2027 - 05/01/2040	735	759
6.143% due 10/15/2037 •	5	5
6.500% due 05/15/2032	581	589
7.000% due 02/15/2027 - 07/01/2029	49	49
7.500% due 09/01/2025	1	1

Ginnie Mae
3.500% due 08/15/2045 - 08/20/2049	15,122	13,953
3.625% (H15T1Y + 1.500%) due 08/20/2025 - 01/20/2026 ~	2	2
3.625% due 07/20/2027 - 02/20/2032 •	82	83
3.750% (H15T1Y + 1.500%) due 10/20/2024 - 10/20/2025 ~	5	5
4.000% due 09/20/2040 - 07/20/2048	18,614	17,508
5.000% due 03/15/2033 - 05/15/2042	228	230
5.431% due 06/20/2067 •	2,358	2,370
5.616% due 06/20/2067 •	1,479	1,486
5.740% due 10/20/2043 •	1,008	954
5.790% due 05/20/2047 •	333	313
6.000% due 04/15/2037	30	31
6.024% due 05/20/2066 •	83	83
6.044% due 05/20/2065 •	494	492
6.164% due 02/20/2066 •	131	131
6.244% due 09/20/2066 •	2,402	2,395
6.464% due 04/20/2067 •	1,122	1,129
6.859% due 11/20/2067 •	1,381	1,390
7.000% due 02/20/2032	2	2

Ginnie Mae, TBA
2.000% due 05/01/2054	4,400	3,610
4.000% due 04/01/2054	2,000	1,874
5.000% due 04/01/2054	3,000	2,952

Tennessee Valley Authority
1.500% due 09/15/2031	7,800	6,441

U.S. Small Business Administration
5.520% due 06/01/2024	10	10

Uniform Mortgage-Backed Security
2.500% due 07/01/2050	8,250	6,869
3.000% due 04/01/2034 - 07/01/2052	31,105	27,083
3.500% due 10/01/2025 - 03/01/2047	823	755
4.000% due 10/01/2024 - 11/01/2053	107,621	99,824
4.500% due 04/01/2025 - 10/01/2053	134,365	127,991
5.000% due 02/01/2038 - 04/01/2054	76,831	75,005
5.500% due 01/01/2025 - 01/01/2054	85,609	85,344
6.000% due 09/01/2028 - 09/01/2039	665	682

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 01/01/2026 - 02/01/2054	$402	$411

Uniform Mortgage-Backed Security, TBA
2.500% due 05/01/2054	18,800	15,562
3.000% due 04/01/2054 - 05/01/2054	290,900	250,483
3.500% due 04/01/2054	73,300	65,606
5.000% due 05/01/2054	123,000	120,055
5.500% due 05/01/2054	93,471	93,014
6.000% due 05/01/2054	61,400	61,952
6.500% due 04/01/2054	9,000	9,196

Total U.S. Government Agencies (Cost $1,164,684)		1,148,079

U.S. TREASURY OBLIGATIONS 18.4%

U.S. Treasury Bonds
1.375% due 11/15/2040 (i)	47,800	30,754
1.375% due 08/15/2050 (k)	1,400	740
1.750% due 08/15/2041 (i)	24,400	16,476
2.000% due 11/15/2041 (k)	4,000	2,807
2.250% due 08/15/2049	400	267
2.250% due 02/15/2052	16,000	10,529
2.375% due 02/15/2042 (i)	21,700	16,147
2.500% due 02/15/2045 (k)	1,900	1,390
2.875% due 05/15/2043 (k)	3,900	3,100
2.875% due 05/15/2049 (i)	7,000	5,327
3.000% due 05/15/2042 (k)	700	573
3.000% due 11/15/2044	2,100	1,682
3.000% due 05/15/2045 (i)	20,800	16,590
3.000% due 02/15/2049	500	390
3.125% due 02/15/2043	12,100	10,028
3.125% due 08/15/2044	3,200	2,622
3.250% due 05/15/2042 (i)	97,900	83,249
3.375% due 08/15/2042 (i)	23,900	20,652
3.375% due 05/15/2044 (k)	1,500	1,281
3.625% due 02/15/2044 (m)	2,200	1,953
3.750% due 11/15/2043 (i)(k)	7,600	6,877
4.000% due 11/15/2042	8,800	8,292
4.375% due 08/15/2043 (i)	23,600	23,327

U.S. Treasury Inflation Protected Securities (e)
0.125% due 07/15/2031 (k)	20,479	18,127
0.125% due 01/15/2032 (k)	5,673	4,959
0.125% due 02/15/2051	18,832	11,275
0.125% due 02/15/2052	1,219	719
0.250% due 02/15/2050	5,517	3,489
0.625% due 07/15/2032 (k)	2,972	2,696
0.625% due 02/15/2043	939	722
0.750% due 02/15/2045	11,786	9,057
0.875% due 02/15/2047	1,916	1,479
1.000% due 02/15/2049	1,348	1,057
1.250% due 04/15/2028	6,682	6,493
1.375% due 02/15/2044	2,779	2,440

U.S. Treasury Notes
3.875% due 05/15/2043 (i)	19,000	17,542

U.S. Treasury STRIPS
0.000% due 02/15/2042 (a)	2,300	1,006
0.000% due 08/15/2042 (a)	2,900	1,239

Total U.S. Treasury Obligations (Cost $413,960)		347,353

NON-AGENCY MORTGAGE-BACKED SECURITIES 8.9%

American Home Mortgage Assets Trust
6.750% due 11/25/2046 þ	719	614

BAMLL Commercial Mortgage Securities Trust
6.490% due 09/15/2038 •	6,000	5,769

Banc of America Mortgage Trust
6.000% due 05/25/2037	1,154	872

BCAP LLC Trust
4.527% due 03/26/2037 þ	62	61

Bear Stearns Structured Products, Inc. Trust
4.198% due 12/26/2046 ~	273	212

Beast Mortgage Trust
6.490% due 03/15/2036 •	7,500	6,523

Beneria Cowen & Pritzer Collateral Funding Corp.
6.239% due 06/15/2038 •	8,121	7,728

186	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BSREP Commercial Mortgage Trust
6.390% due 08/15/2038 •		$9,851	$9,448

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 04/25/2037 •		2,314	685

DC Office Trust
2.965% due 09/15/2045		11,900	10,172

DOLP Trust
2.956% due 05/10/2041		8,600	7,233

DROP Mortgage Trust
6.589% due 10/15/2043 •		6,850	6,597

Extended Stay America Trust
6.519% due 07/15/2038 •		18,377	18,385

GCT Commercial Mortgage Trust
6.240% due 02/15/2038 •		8,100	6,798

Gemgarto PLC
5.812% due 12/16/2067 •	GBP	2,642	3,333

GS Mortgage Securities Corp. Trust
2.856% due 05/10/2034		$5,136	3,674

GSMPS Mortgage Loan Trust
5.844% due 04/25/2036 •		1,011	839

GSR Mortgage Loan Trust
4.313% due 03/25/2047 ~		964	602

IndyMac Adjustable Rate Mortgage Trust
5.545% due 01/25/2032 «~		1	1

IndyMac INDX Mortgage Loan Trust
3.662% due 01/25/2036 ~		414	363

JP Morgan Chase Commercial Mortgage Securities Trust
6.200% due 06/15/2038 •		8,105	7,991
6.240% due 04/15/2038 •		10,772	10,765

JP Morgan Mortgage Trust
6.500% due 07/25/2036		2,061	755

KREST Commercial Mortgage Securities Trust
2.558% due 11/05/2044		5,800	4,358

Lehman Mortgage Trust
6.000% due 09/25/2037		544	501

Morgan Stanley Bank of America Merrill Lynch Trust
3.150% due 03/15/2048		672	665

Morgan Stanley Capital Trust
6.609% due 12/15/2038 •		1,800	1,707

MortgageIT Mortgage Loan Trust
5.904% due 04/25/2036 •		513	473

One New York Plaza Trust
6.390% due 01/15/2036 •		5,000	4,880

PRPM Trust
6.250% due 08/25/2068 þ		2,808	2,802

Residential Accredit Loans, Inc. Trust
5.824% due 07/25/2036 •		786	731

SFO Commercial Mortgage Trust
6.589% due 05/15/2038 •		11,000	10,719

SLG Office Trust
0.258% due 07/15/2041 ~(a)		156,137	2,263

Starwood Mortgage Trust
6.490% due 04/15/2034 •		9,029	8,969

Structured Asset Mortgage Investments Trust
5.704% due 03/25/2037 •		538	204

SUMIT Mortgage Trust
2.789% due 02/12/2041		10,200	7,883
2.850% due 02/12/2041		1,700	1,277

Thornburg Mortgage Securities Trust
5.306% due 10/25/2046 •		308	287

VASA Trust
6.340% due 07/15/2039 •		10,730	9,822

WaMu Mortgage Pass-Through Certificates Trust
4.061% due 12/25/2036 ~		445	382
4.629% due 03/25/2037 ~		469	421

Total Non-Agency Mortgage-Backed Securities (Cost $184,552)			167,764

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 6.7%

Bear Stearns Asset-Backed Securities Trust
5.525% due 05/25/2035 •	$447	$444
5.764% due 08/25/2036 •	189	180

BMW Vehicle Lease Trust
4.980% due 03/25/2027	4,000	3,997

College Avenue Student Loans LLC
6.644% due 12/26/2047 •	802	799

Countrywide Asset-Backed Certificates Trust
5.904% due 05/25/2037 •	1,755	1,599

FHF Issuer Trust
5.690% due 02/15/2030	3,800	3,802

FHF Trust
4.430% due 01/18/2028	4,460	4,405
6.570% due 06/15/2028	2,492	2,506

GoodLeap Sustainable Home Solutions Trust
2.100% due 05/20/2048	8,428	6,644
2.700% due 01/20/2049	3,995	3,315
4.000% due 04/20/2049	6,426	5,755
5.520% due 02/22/2055	3,031	2,952

Goodleap Sustainable Home Solutions Trust
6.500% due 07/20/2055	1,660	1,718

GSAMP Trust
5.514% due 12/25/2036 •	248	120

Helios Issuer LLC
5.750% due 12/20/2050	342	348

Hertz Vehicle Financing LLC
5.490% due 06/25/2027	5,000	5,011
5.570% due 09/25/2029	3,000	3,028

HSI Asset Loan Obligation Trust
4.812% due 12/25/2036 •	199	59

JP Morgan Mortgage Acquisition Corp.
3.183% due 10/25/2035 •	973	946

Lehman XS Trust
5.001% due 01/25/2036 þ	2,628	2,242

Loanpal Solar Loan Ltd.
2.220% due 03/20/2048	10,746	8,384

MF1 Ltd.
6.676% due 02/19/2037 •	7,513	7,443

Morgan Stanley ABS Capital, Inc. Trust
5.574% due 01/25/2037 •	2,558	1,201
5.744% due 06/25/2036 •	523	440
6.694% due 07/25/2037 •	400	337

Morgan Stanley IXIS Real Estate Capital Trust
5.594% due 11/25/2036 •	7,914	2,578

Morgan Stanley Mortgage Loan Trust
6.164% due 04/25/2037 •	262	72

Mosaic Solar Loan Trust
2.640% due 01/20/2053	9,719	8,311
5.910% due 11/20/2053	1,760	1,794

New Century Home Equity Loan Trust
8.444% due 01/25/2033 •	592	503

Option One Mortgage Loan Trust
5.664% due 02/25/2037 •	3,374	1,607

Ready Capital Mortgage Financing LLC
7.881% due 10/25/2039 •	5,117	5,152

Renaissance Home Equity Loan Trust
5.285% due 01/25/2037 þ	3,359	1,096

Service Experts Issuer
2.670% due 02/02/2032	4,423	4,131

Sunnova Helios Issuer LLC
5.300% due 05/20/2050	2,110	2,078

Sunnova Sol Issuer LLC
2.790% due 02/22/2049	12,052	10,829
5.400% due 04/30/2058	1,968	1,922

Sunrun Demeter Issuer
2.270% due 01/30/2057	14,832	12,132

Tesla Auto Lease Trust
5.370% due 06/22/2026	2,400	2,399
5.860% due 08/20/2025	1,693	1,696

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Toyota Auto Loan Extended Note Trust
4.930% due 06/25/2036		$2,000	$2,006

Total Asset-Backed Securities (Cost $139,539)			125,981

SOVEREIGN ISSUES 6.8%

BNG Bank NV
3.500% due 05/19/2028		4,000	3,854

Chile Government International Bond
4.850% due 01/22/2029		6,600	6,554

European Union
0.400% due 02/04/2037	EUR	10,500	8,320

Italy Buoni Poliennali Del Tesoro
1.300% due 05/15/2028 (e)		5,525	6,005

Japan International Cooperation Agency
2.750% due 04/27/2027		$4,500	4,238

Korea Housing Finance Corp.
4.625% due 02/24/2028		5,000	4,978

Mexico Government International Bond
4.490% due 05/25/2032	EUR	3,500	3,845

Nederlandse Waterschapsbank NV
2.375% due 03/24/2026		$11,000	10,510
4.000% due 06/01/2028		3,400	3,336

Province of Ontario
1.550% due 11/01/2029	CAD	33,500	21,891
2.650% due 02/05/2025		24,325	17,657

Province of Quebec
2.600% due 07/06/2025		19,600	14,137

Romania Government International Bond
5.625% due 02/22/2036	EUR	4,000	4,309

Sweden Government International Bond
0.125% due 09/09/2030	SEK	155,000	12,622

United Kingdom Gilt
4.375% due 07/31/2054	GBP	5,235	6,563

Total Sovereign Issues (Cost $145,326)			128,819

		SHARES
PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.3%

Farm Credit Bank of Texas
5.700% due 09/15/2025 •(f)		4,900,000	4,765

Total Preferred Securities (Cost $4,900)			4,765

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS (h) 0.6%
			10,477

U.S. TREASURY BILLS 0.0%
5.363% due 05/16/2024 - 06/06/2024 (c)(d)(m)		$347	344

Total Short-Term Instruments (Cost $10,821)			10,821

Total Investments in Securities (Cost $2,874,858)			2,664,028

Total Investments 141.3% (Cost $2,874,858)			$2,664,028

Financial Derivative Instruments (j)(l) 0.0% (Cost or Premiums, net $15,042)			938

Other Assets and Liabilities, net (41.3)%			(779,594)

Net Assets 100.0%			$1,885,372

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	187

Schedule of Investments	PIMCO Total Return ESG Fund	(Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Restricted Securities.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	03/28/2024	04/01/2024	$4,877	U.S. Treasury Notes 5.000% due 09/30/2025	$(4,975)	$4,877	$4,879
SAL	5.430	03/28/2024	04/01/2024	5,600	U.S. Treasury Notes 0.750% due 04/30/2026	(5,727)	5,600	5,603

Total Repurchase Agreements						$(10,702)	$10,477	$10,482

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOM	5.440%	03/26/2024	04/09/2024	$(1,603)	$(1,604)
BSN	5.420	03/07/2024	04/18/2024	(9,150)	(9,184)
CIB	5.420	03/06/2024	04/09/2024	(21,366)	(21,450)
DEU	5.420	03/14/2024	04/08/2024	(22,539)	(22,600)
JPS	5.420	03/05/2024	04/02/2024	(14,893)	(14,953)
RCY	5.400	03/13/2024	04/10/2024	(5,299)	(5,315)

Total Reverse Repurchase Agreements					$(75,106)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
UBS	5.420%	01/23/2024	04/02/2024	$(17,378)	$(17,560)
	5.420	02/07/2024	04/18/2024	(14,614)	(14,734)
	5.420	02/27/2024	04/26/2024	(60,389)	(60,698)

Total Sale-Buyback Transactions					$(92,992)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (1.5)%
Uniform Mortgage-Backed Security, TBA	2.000%	04/01/2054	$1,700	$(1,336)	$(1,345)
Uniform Mortgage-Backed Security, TBA	2.000	05/01/2054	12,300	(9,798)	(9,749)
Uniform Mortgage-Backed Security, TBA	5.000	04/01/2054	17,100	(16,587)	(16,687)

Total Short Sales (1.5)%				$(27,721)	$(27,781)

188	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOM	$0	$(1,604)	$0	$(1,604)	$1,595	$(9)
BSN	0	(9,184)	0	(9,184)	9,373	189
CIB	0	(21,450)	0	(21,450)	21,593	143
DEU	0	(22,600)	0	(22,600)	22,449	(151)
FICC	4,879	0	0	4,879	(4,975)	(96)
JPS	0	(14,953)	0	(14,953)	14,546	(407)
RCY	0	(5,315)	0	(5,315)	5,271	(44)
SAL	5,603	0	0	5,603	(5,727)	(124)

Master Securities Forward Transaction Agreement
UBS	0	0	(92,992)	(92,992)	92,155	(837)

Total Borrowings and Other Financing Transactions	$10,482	$(75,106)	$(92,992)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(75,106)	$0	$0	$(75,106)

Total	$0	$(75,106)	$0	$0	$(75,106)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(92,992)	0	0	(92,992)

Total	$0	$(92,992)	$0	$0	$(92,992)

Total Borrowings	$0	$(168,098)	$0	$0	$(168,098)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(168,098)

(i)	Securities with an aggregate market value of $167,705 have been pledged as collateral under the terms of the above master agreements as of March 31, 2024.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(80,995) at a weighted average interest rate of 5.292%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(268) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(j) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May Futures	$108.500	04/26/2024	31	$31	$(10)	$(3)
Put - CBOT U.S. Treasury 10-Year Note May Futures	109.000	04/26/2024	54	54	(16)	(8)
Call - CBOT U.S. Treasury 10-Year Note May Futures	111.500	04/26/2024	31	31	(11)	(12)
Call - CBOT U.S. Treasury 10-Year Note May Futures	113.000	04/26/2024	54	54	(30)	(5)

Total Written Options					$(67)	$(28)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	189

Schedule of Investments	PIMCO Total Return ESG Fund	(Cont.)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Canada Government 10-Year Bond June Futures	06/2024	241	$21,411	$115	$0	$(3)
U.S. Treasury 2-Year Note June Futures	06/2024	261	53,370	(19)	0	(53)
U.S. Treasury 5-Year Note June Futures	06/2024	466	49,869	(3)	0	(55)

				$93	$0	$(111)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond June Futures	06/2024	60	$(4,558)	$3	$0	$(23)
Euro-Bund June Futures	06/2024	372	(53,530)	(825)	0	(253)
Japan Government 10-Year Bond June Futures	06/2024	23	(22,132)	(10)	32	(21)
U.S. Treasury 10-Year Note June Futures	06/2024	548	(60,717)	(386)	42	0
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2024	721	(82,633)	(785)	0	(11)
United Kingdom Long Gilt June Futures	06/2024	92	(11,605)	(33)	0	(49)

				$(2,036)	$74	$(357)

Total Futures Contracts				$(1,943)	$74	$(468)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
AT&T, Inc.	1.000%	Quarterly	06/20/2028	0.595%	$	8,600	$5	$130	$135	$4	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day GBP-SONIO Compounded-OIS	4.320%	Annual	10/20/2033	GBP	800	$(4)	$53	$49	$4	$0
Receive	1-Day GBP-SONIO Compounded-OIS	3.700	Annual	03/28/2034		700	(3)	(1)	(4)	0	(4)
Receive	1-Day GBP-SONIO Compounded-OIS	0.900	Annual	03/15/2052		1,800	178	918	1,096	0	(12)
Receive(5)	1-Day GBP-SONIO Compounded-OIS	3.750	Annual	09/18/2054		100	(2)	(1)	(3)	0	(1)
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.068	Semi-Annual	09/18/2026	JPY	378,900	0	(29)	(29)	1	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.380	Semi-Annual	06/18/2028		900,000	193	(220)	(27)	4	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.800	Semi-Annual	10/22/2038		100,000	(51)	79	28	0	(2)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.705	Semi-Annual	10/31/2038		290,000	(99)	208	109	0	(5)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.785	Semi-Annual	11/12/2038		150,000	(72)	118	46	0	(3)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.750	Semi-Annual	12/20/2038		67,300	(28)	51	23	0	(1)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.500	Annual	03/15/2042		3,256,100	930	1,661	2,591	0	(72)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.662	Annual	04/19/2042		150,000	0	88	88	0	(3)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.800	Annual	06/15/2052		1,650,000	(14)	1,621	1,607	0	(56)
Receive	1-Day USD-SOFR Compounded-OIS	5.388	Annual	10/18/2024	$	35,700	0	(7)	(7)	4	0
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	11/21/2024		8,100	(29)	(98)	(127)	0	(3)
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/21/2025		44,900	810	407	1,217	35	0
Receive	1-Day USD-SOFR Compounded-OIS	4.600	Annual	07/17/2025		13,100	(2)	128	126	10	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/18/2025		17,600	13	115	128	12	0
Pay	1-Day USD-SOFR Compounded-OIS	2.850	Annual	08/29/2027		12,700	(65)	(664)	(729)	0	(23)
Receive	1-Day USD-SOFR Compounded-OIS	3.655	Annual	05/31/2028		45,640	0	782	782	79	0
Receive	1-Day USD-SOFR Compounded-OIS	3.807	Annual	05/31/2028		11,000	0	123	123	19	0
Receive	1-Day USD-SOFR Compounded-OIS	3.722	Annual	10/31/2030		1,800	0	21	21	3	0
Receive	1-Day USD-SOFR Compounded-OIS	3.727	Annual	10/31/2030		3,700	0	43	43	5	0
Receive	1-Day USD-SOFR Compounded-OIS	3.739	Annual	10/31/2030		4,000	0	44	44	6	0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2032		41,600	4,156	1,900	6,056	44	0
Receive	1-Day USD-SOFR Compounded-OIS	4.250	Annual	11/22/2033		1,700	(8)	(40)	(48)	1	0
Receive	1-Day USD-SOFR Compounded-OIS	4.030	Annual	12/15/2033		1,800	(8)	(11)	(19)	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.950	Annual	12/19/2033		1,700	(7)	0	(7)	1	0

190	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-SOFR Compounded-OIS	3.842%	Annual	12/26/2033	$	900	$(4)	$8	$4	$1	$0
Receive	1-Day USD-SOFR Compounded-OIS	3.854	Annual	12/29/2033		1,700	(7)	13	6	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	01/02/2034		900	(4)	15	11	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.810	Annual	01/02/2034		900	(4)	10	6	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.684	Annual	01/03/2034		800	(4)	18	14	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.648	Annual	01/08/2034		1,600	(7)	39	32	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.670	Annual	01/08/2034		1,700	(8)	39	31	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.594	Annual	01/09/2034		1,600	0	39	39	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.600	Annual	01/17/2034		1,800	(8)	50	42	1	0
Pay	1-Day USD-SOFR Compounded-OIS	3.620	Annual	01/31/2034		900	(4)	(15)	(19)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.650	Annual	03/05/2034		1,700	(7)	(22)	(29)	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	12/21/2052		42,800	8,301	6,236	14,537	0	(66)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.500	Annual	06/20/2054		40,400	960	(287)	673	0	(104)
Pay	6-Month AUD-BBR-BBSW	4.500	Semi-Annual	09/20/2033	AUD	11,700	(142)	338	196	42	0
Pay(5)	6-Month AUD-BBR-BBSW	4.750	Semi-Annual	12/20/2033		2,800	(5)	26	21	7	0
Pay	6-Month AUD-BBR-BBSW	4.500	Semi-Annual	03/20/2034		6,100	(173)	273	100	24	0
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/18/2027	EUR	17,100	(64)	(1,079)	(1,143)	17	0
Receive	6-Month EUR-EURIBOR	3.255	Annual	11/22/2028		900	(2)	(18)	(20)	0	(2)
Receive	6-Month EUR-EURIBOR	3.179	Annual	11/29/2028		1,100	(2)	(19)	(21)	0	(3)
Receive	6-Month EUR-EURIBOR	2.920	Annual	12/13/2028		2,300	(4)	(13)	(17)	0	(6)
Receive	6-Month EUR-EURIBOR	2.880	Annual	12/19/2028		2,100	(4)	(9)	(13)	0	(6)
Receive	6-Month EUR-EURIBOR	2.950	Annual	12/29/2028		1,300	(2)	(11)	(13)	0	(3)
Receive	6-Month EUR-EURIBOR	2.760	Annual	01/03/2029		1,400	(3)	2	(1)	0	(4)
Pay	6-Month EUR-EURIBOR	2.547	Annual	03/09/2033		3,800	(85)	72	(13)	18	0
Receive	6-Month EUR-EURIBOR	3.148	Annual	11/20/2033		1,300	(5)	(57)	(62)	0	(7)
Receive	6-Month EUR-EURIBOR	3.280	Annual	11/22/2033		700	(3)	(40)	(43)	0	(4)
Receive	6-Month EUR-EURIBOR	3.305	Annual	11/27/2033		1,300	(6)	(76)	(82)	0	(7)
Receive	6-Month EUR-EURIBOR	3.128	Annual	12/04/2033		800	(3)	(35)	(38)	0	(4)
Receive	6-Month EUR-EURIBOR	3.063	Annual	12/06/2033		1,100	(4)	(41)	(45)	0	(6)
Receive	6-Month EUR-EURIBOR	2.890	Annual	12/22/2033		1,600	(6)	(35)	(41)	0	(9)
Receive	6-Month EUR-EURIBOR	2.910	Annual	12/29/2033		1,000	(3)	(25)	(28)	0	(6)
Receive	6-Month EUR-EURIBOR	2.650	Annual	01/08/2034		1,600	(6)	0	(6)	0	(9)
Pay	6-Month EUR-EURIBOR	2.750	Annual	03/05/2034		1,100	(4)	21	17	6	0
Receive(5)	6-Month EUR-EURIBOR	2.670	Annual	04/03/2034		700	(2)	(4)	(6)	0	(6)
Pay(5)	6-Month EUR-EURIBOR	2.750	Annual	09/18/2034		63,200	1,353	82	1,435	362	0
Receive	6-Month EUR-EURIBOR	0.250	Annual	09/15/2036		10,920	498	2,435	2,933	0	(59)
Receive(5)	6-Month EUR-EURIBOR	2.500	Annual	09/18/2054		17,800	(872)	(38)	(910)	0	(213)
Pay	CAONREPO Index	4.000	Semi-Annual	06/21/2025	CAD	78,500	(944)	410	(534)	0	(38)
Pay	CAONREPO Index	4.820	Semi-Annual	07/13/2025		11,900	0	31	31	0	(5)
Pay	CAONREPO Index	4.750	Semi-Annual	07/14/2025		29,900	0	56	56	0	(12)
Pay(5)	CAONREPO Index	3.500	Annual	12/18/2025		23,900	(20)	(55)	(75)	0	(6)
Receive	CAONREPO Index	3.500	Semi-Annual	06/01/2032		24,600	(182)	139	(43)	26	0
Receive	CAONREPO Index	3.750	Semi-Annual	12/20/2033		5,500	(21)	(53)	(74)	7	0

							$14,376	$15,709	$30,085	$747	$(772)

Total Swap Agreements							$14,381	$15,839	$30,220	$751	$(772)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(6)			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$86	$751	$837	$(28)	$(468)	$(772)	$(1,268)

(k)

Securities with an aggregate market value of $11,836 and cash of $20,527 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	191

Schedule of Investments	PIMCO Total Return ESG Fund	(Cont.)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(6)	Unsettled variation margin asset of $12 for closed futures is outstanding at period end.

(l) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2024		$1,472	AUD	2,245	$0	$(9)
	05/2024	AUD	54		$36	0	0

BOA	04/2024	GBP	2,374		3,035	38	0
	04/2024	SGD	5,342		4,000	40	0
	04/2024		$50	AUD	76	0	0
	04/2024		2,915	JPY	440,440	0	(5)
	05/2024	AUD	76		$50	0	0
	05/2024	JPY	438,437		2,915	5	0

BPS	04/2024	GBP	21,210		26,924	154	0
	04/2024	SEK	101,974		9,872	345	0
	04/2024		$4,250	EUR	3,927	0	(14)
	05/2024	TWD	3,560		$115	4	0
	06/2024	IDR	7,701,137		489	5	0
	06/2024	TWD	19,208		621	18	0
	06/2024		$3,170	INR	264,097	0	(11)
	06/2024		144	TWD	4,449	0	(4)

BRC	04/2024	ZAR	451		$24	0	0
	05/2024	AUD	7,179		4,665	0	(17)

CBK	04/2024		7,002		4,622	60	0
	04/2024	BRL	50,119		10,059	66	0
	04/2024	CNH	697		96	0	0
	04/2024	GBP	1,415		1,810	25	0
	04/2024		$10,032	BRL	50,119	0	(38)
	05/2024		10,028		50,119	0	(66)

DUB	04/2024	EUR	66,330		$72,095	535	0
	04/2024	SEK	48,278		4,670	159	0
	06/2024		$13,181	MXN	225,105	193	0

GLM	05/2024	BRL	57,087		$11,459	112	0
	05/2024	SEK	150,132		14,162	120	0

JPM	04/2024	CAD	74,695		55,358	213	0
	06/2024	IDR	29,815,263		1,887	13	0
	06/2024	MXN	89,267		5,212	0	(92)
	06/2024		$579	TWD	17,793	0	(21)

MBC	04/2024	AUD	20,150		$13,103	0	(28)
	04/2024	GBP	115		148	2	0
	04/2024		$590	AUD	908	2	0
	04/2024		55,089	CAD	74,709	66	0
	04/2024		31,721	GBP	25,114	0	(23)
	04/2024		10	THB	365	0	0
	05/2024	CAD	74,677		$55,089	0	(66)
	05/2024	GBP	25,114		31,726	23	0
	06/2024	IDR	13,777,628		871	5	0

MYI	04/2024	CNH	79		11	0	0
	04/2024	SGD	5,300		3,985	57	0
	04/2024		$67,533	EUR	62,403	0	(209)

192	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2024	EUR	62,403		$67,615	$213	$0
	06/2024	IDR	10,423,670		671	16	0
	06/2024	TWD	136,573		4,405	122	0

NGF	06/2024		$3,328	INR	277,955	0	(3)

RBC	05/2024	GBP	123		$155	0	0

SCX	04/2024	CNH	80		11	0	0
	06/2024	IDR	28,511,432		1,805	12	0
	06/2024	TWD	145,835		4,756	182	0
	06/2024		$10,993	INR	915,908	0	(35)

SOG	04/2024	BRL	32,214		$6,448	25	0
	04/2024		$6,475	BRL	32,214	0	(52)

SSB	04/2024	BRL	17,905		$3,584	14	0
	04/2024		$3,581	BRL	17,905	0	(11)
	06/2024		5,644	IDR	88,469,954	0	(82)
	06/2024		1,427	MXN	24,247	13	0

TOR	04/2024	JPY	442,218		$2,959	38	0
	04/2024		$11,675	AUD	17,812	0	(67)
	05/2024	AUD	65		$43	0	0

UAG	04/2024		$3,951	AUD	6,045	0	(12)
	04/2024	ZAR	291,684		$15,576	196	0
	05/2024	AUD	6,045		3,954	12	0

Total Forward Foreign Currency Contracts						$3,103	$(865)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
GLM	Put - OTC GBP versus USD	$1.200	09/26/2024	5,100	$168	$28

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.500%	02/13/2025	5,900	$91	$58

BPS	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.050	05/28/2024	25,200	29	12

DUB	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.500	02/13/2025	11,800	178	115

FAR	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.600	12/13/2024	12,800	145	86

GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.975	05/29/2024	25,200	28	18
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.920	02/27/2025	3,100	135	100

							$606	$389

Total Purchased Options							$774	$417

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Put - OTC GBP versus USD	$1.100	09/26/2024	10,200	$(105)	$(5)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.350%	05/28/2024	12,600	$ (29)	$(2)

CBK	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.690	04/02/2024	7,800	(61)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.690	04/02/2024	7,800	(61)	(176)
	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.500	04/08/2024	1,800	(3)	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.850	04/08/2024	1,800	(3)	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.550	04/15/2024	1,000	(3)	(4)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	193

Schedule of Investments	PIMCO Total Return ESG Fund	(Cont.)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.810	04/15/2024	1,000	$(3)	$0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.560	04/18/2024	1,000	(3)	(6)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.850	04/18/2024	1,000	(3)	(1)

CKL	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.480	04/29/2024	1,700	(3)	(3)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.780	04/29/2024	1,700	(3)	(2)

FAR	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.688	04/02/2024	37,500	(293)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.688	04/02/2024	37,500	(293)	(849)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.705	04/22/2024	2,800	(9)	(9)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.105	04/22/2024	2,800	(9)	(3)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.690	04/26/2024	3,400	(10)	(12)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.090	04/26/2024	3,400	(10)	(6)

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.195	05/29/2024	12,600	(28)	(1)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.244	02/27/2025	11,800	(136)	(102)
	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.430	04/12/2024	1,700	(3)	(1)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.770	04/12/2024	1,700	(3)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	04/08/2024	1,600	(6)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.900	04/08/2024	1,600	(6)	(4)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.680	04/15/2024	1,550	(5)	(3)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.080	04/15/2024	1,550	(5)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.685	04/18/2024	1,550	(6)	(4)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	04/18/2024	1,600	(6)	(6)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.085	04/18/2024	1,550	(6)	(2)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.150	04/18/2024	1,600	(6)	(1)

JPM	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.560	04/22/2024	2,500	(4)	(5)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.860	04/22/2024	2,500	(4)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550	04/12/2024	1,800	(6)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.950	04/12/2024	1,800	(6)	(4)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.490	04/05/2024	800	(2)	(1)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.810	04/05/2024	800	(2)	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.480	04/25/2024	1,000	(3)	(4)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.770	04/25/2024	1,000	(3)	(2)

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	04/02/2024	3,300	(8)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.250	04/02/2024	3,300	(8)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.624	04/01/2024	1,700	(6)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.627	04/01/2024	1,700	(6)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.688	04/01/2024	1,700	(6)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.024	04/01/2024	1,700	(6)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.027	04/01/2024	1,700	(6)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.088	04/01/2024	1,700	(6)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	04/11/2024	800	(3)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.900	04/11/2024	800	(3)	(3)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.678	04/25/2024	1,600	(5)	(5)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.078	04/25/2024	1,600	(5)	(3)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.690	04/26/2024	1,700	(5)	(6)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.090	04/26/2024	1,700	(5)	(3)

							$(1,123)	$(1,237)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	$96.766	04/04/2024	2,300	$(6)	$(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	95.656	05/06/2024	3,400	(16)	(5)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	97.656	05/06/2024	3,400	(12)	(21)
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 06/01/2054	96.195	06/06/2024	2,200	(11)	(10)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 06/01/2054	99.195	06/06/2024	2,200	(7)	(5)

MSC	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	95.672	05/06/2024	3,500	(16)	(5)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	97.672	05/06/2024	3,500	(13)	(21)

					$(81)	$(68)

Total Written Options					$(1,309)	$(1,310)

194	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(2)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	iBoxx USD Liquid Investment Grade Index	N/A	1.128% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/20/2024	$50,000	$632	$(625)	$7	$0

JPM	Receive	iBoxx USD Liquid Investment Grade Index	N/A	1.128% (1-Month USD-LIBOR plus a specified spread)	Maturity	09/20/2024	50,000	631	(614)	17	0

Total Swap Agreements								$1,263	$(1,239)	$24	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(3)
AZD	$0	$0	$0	$0	$(9)	$0	$0	$(9)	$(9)	$0	$(9)
BOA	83	58	0	141	(5)	0	0	(5)	136	0	136
BPS	526	12	7	545	(29)	(2)	0	(31)	514	(470)	44
BRC	0	0	0	0	(17)	0	0	(17)	(17)	0	(17)
CBK	151	0	0	151	(104)	(187)	0	(291)	(140)	0	(140)
CKL	0	0	0	0	0	(5)	0	(5)	(5)	0	(5)
DUB	887	115	0	1,002	0	0	0	0	1,002	(650)	352
FAR	0	86	0	86	0	(879)	0	(879)	(793)	0	(793)
GLM	232	146	0	378	0	(131)	0	(131)	247	0	247
JPM	226	0	17	243	(113)	(60)	0	(173)	70	(302)	(232)
MBC	98	0	0	98	(117)	0	0	(117)	(19)	150	131
MSC	0	0	0	0	0	(26)	0	(26)	(26)	0	(26)
MYC	0	0	0	0	0	(20)	0	(20)	(20)	0	(20)
MYI	408	0	0	408	(209)	0	0	(209)	199	2	201
NGF	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)
SCX	194	0	0	194	(35)	0	0	(35)	159	0	159
SOG	25	0	0	25	(52)	0	0	(52)	(27)	0	(27)
SSB	27	0	0	27	(93)	0	0	(93)	(66)	0	(66)
TOR	38	0	0	38	(67)	0	0	(67)	(29)	0	(29)
UAG	208	0	0	208	(12)	0	0	(12)	196	(260)	(64)

Total Over the Counter	$3,103	$417	$24	$3,544	$(865)	$(1,310)	$0	$(2,175)

(m)

Securities with an aggregate market value of $152 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2024.

(1)	Notional Amount represents the number of contracts.
(2)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	195

Schedule of Investments	PIMCO Total Return ESG Fund	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$86	$86
Swap Agreements	0	4	0	0	747	751

	$0	$4	$0	$0	$833	$837

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,103	$0	$3,103
Purchased Options	0	0	0	28	389	417
Swap Agreements	0	0	0	0	24	24

	$0	$0	$0	$3,131	$413	$3,544

	$0	$4	$0	$3,131	$1,246	$4,381

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$28	$28
Futures	0	0	0	0	468	468
Swap Agreements	0	0	0	0	772	772

	$0	$0	$0	$0	$1,268	$1,268

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$865	$0	$865
Written Options	0	0	0	5	1,305	1,310

	$0	$0	$0	$870	$1,305	$2,175

	$0	$0	$0	$870	$2,573	$3,443

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$539	$539
Futures	0	0	0	0	1,241	1,241
Swap Agreements	0	114	0	0	1,457	1,571

	$0	$114	$0	$0	$3,237	$3,351

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(6,579)	$0	$(6,579)
Purchased Options	0	0	0	0	913	913
Written Options	0	0	0	0	2,965	2,965
Swap Agreements	0	2,154	0	0	1,932	4,086

	$0	$2,154	$0	$(6,579)	$5,810	$1,385

	$0	$2,268	$0	$(6,579)	$9,047	$4,736

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1,139	$1,139
Futures	0	0	0	0	5,486	5,486
Swap Agreements	0	131	0	0	8,218	8,349

	$0	$131	$0	$0	$14,843	$14,974

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,710	$0	$5,710
Purchased Options	0	0	0	(141)	89	(52)
Written Options	0	0	0	99	(863)	(764)
Swap Agreements	0	(1,173)	0	0	1,115	(58)

	$0	$(1,173)	$0	$5,668	$341	$4,836

	$0	$(1,042)	$0	$5,668	$15,184	$19,810

196	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2024

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$383,991	$0	$383,991
Industrials	0	132,219	0	132,219
Utilities	0	206,074	0	206,074
Municipal Bonds & Notes
California	0	4,032	0	4,032
Michigan	0	2,467	0	2,467
New York	0	1,663	0	1,663
U.S. Government Agencies	0	1,148,079	0	1,148,079
U.S. Treasury Obligations	0	347,353	0	347,353
Non-Agency Mortgage-Backed Securities	0	167,763	1	167,764
Asset-Backed Securities	0	125,981	0	125,981
Sovereign Issues	0	128,819	0	128,819
Preferred Securities
Banking & Finance	0	4,765	0	4,765
Short-Term Instruments
Repurchase Agreements	0	10,477	0	10,477
U.S. Treasury Bills	0	344	0	344

Total Investments	$0	$2,664,027	$1	$2,664,028

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(27,781)	$0	$(27,781)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	32	793	0	825
Over the counter	0	3,544	0	3,544

	$32	$4,337	$0	$4,369

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(349)	(919)	0	(1,268)
Over the counter	0	(2,175)	0	(2,175)

	$(349)	$(3,094)	$0	$(3,443)

Total Financial Derivative Instruments	$(317)	$1,243	$0	$926

Totals	$(317)	$2,637,489	$1	$2,637,173

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	197

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the funds (each, a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

Hereinafter, the Board of Trustees of the Funds shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of

Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable. A debt obligation may be granted, in certain situations, a contractual or non-contractual forbearance for interest payments that are expected to be paid after agreed upon pay dates.

(b) Foreign Taxes  The Funds may be subject to foreign taxes on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by the Funds and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of March 31, 2024, if any, are disclosed in the Statements of Assets and Liabilities.

(c) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at

198	PIMCO BOND FUNDS

March 31, 2024

the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(d) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(e) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Dynamic Bond Fund	Daily	Monthly

PIMCO Extended Duration Fund	Daily	Monthly

PIMCO GNMA and Government Securities Fund	Daily	Monthly

PIMCO Long Duration Total Return Fund	Daily	Monthly

PIMCO Long-Term U.S. Government Fund	Daily	Monthly

PIMCO Low Duration Opportunities Fund	Daily	Monthly

PIMCO Moderate Duration Fund	Daily	Monthly

PIMCO Mortgage-Backed Securities Fund	Daily	Monthly

PIMCO Mortgage Opportunities and Bond Fund	Daily	Monthly

PIMCO Total Return Fund II	Daily	Monthly

PIMCO Total Return Fund IV	Daily	Monthly

PIMCO Total Return Fund V	Daily	Monthly

PIMCO Total Return ESG Fund	Daily	Monthly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year. A Fund may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where a Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital

ANNUAL REPORT	|	MARCH 31, 2024	199

Notes to Financial Statements	(Cont.)

on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(f) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, Reference Rate Reform (Topic 848), which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred or will occur during the period March 12, 2020 through December 31, 2024. In January 2021 and December 2022, FASB issued ASU 2021-01 and ASU 2022-06, which include additional amendments to Topic 848. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the U.S. Securities and Exchange Commission (“SEC”) adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading. As such, beginning in July 2024, the Funds must comply with certain new requirements which include, but are not limited to, making significant updates to the content of their shareholder reports and mailing paper copies of the new tailored shareholder reports to shareholders who have not opted to receive shareholder report documents electronically. At this time, management is evaluating the implications of these changes on the financial statements.

The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business day after the trade date (T+1). The effective date was May 5, 2023, and compliance with the amendments is required as of May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments were effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion). At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of a Fund’s shares, or each of their respective share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, each Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, each Fund may calculate its NAV as of the NYSE Close for such day or such other time that a Fund may determine.

200	PIMCO BOND FUNDS

March 31, 2024

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that a Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange or the NYSE Close if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), a Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in a Fund’s next calculated NAV.

ANNUAL REPORT	|	MARCH 31, 2024	201

Notes to Financial Statements	(Cont.)

Whole loans may be fair valued using inputs that take into account borrower- or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual loan; any new borrower- or loan-level data received in written reports periodically by a Fund normally will be taken into account in calculating the NAV. A Fund’s whole loan investments, including those originated by a Fund or through an alternative lending platform, generally are fair valued in accordance with procedures approved by the Board.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

Under certain circumstances, the per share NAV of a class of a Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S.

202	PIMCO BOND FUNDS

March 31, 2024

bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Securities that are smaller in size than institutional-sized or round lot positions of the particular security/instrument type may apply an adjustment factor to the daily vendor-provided price for the corresponding round lot position to arrive at a fair value for the applicable odd lot positions. The adjustment factor is determined by comparing the prices of internal trades with vendor prices, calculating the weighted average differences, and using that difference as an adjustment factor to vendor prices. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of

ANNUAL REPORT	|	MARCH 31, 2024	203

Notes to Financial Statements	(Cont.)

amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act, rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. PIMCO Total Return ESG Fund may invest in certain other series of the Trust, series of PIMCO ETF Trust, and series of PIMCO Equity Series (each series, an “Underlying Fund” and collectively, the “Underlying Funds”). A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2024 (amounts in thousands†):

Investments in PIMCO Short Asset Portfolio

Fund Name	Market Value 03/31/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2024	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Extended Duration Fund	$23,072	$1,271	$0	$0	$350	$24,693	$1,256	$0

PIMCO Long Duration Total Return Fund	63,004	3,471	0	0	955	67,430	3,431	0

PIMCO Moderate Duration Fund	21,231	1,170	0	0	322	22,723	1,156	0

PIMCO Total Return Fund II	17,286	952	0	0	262	18,500	941	0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2024	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Dynamic Bond Fund	$188	$333,501	$(141,400)	$(13)	$(25)	$192,251	$1,082	$0

PIMCO Extended Duration Fund	110	431,300	(427,500)	(2)	0	3,908	97	0

PIMCO GNMA and Government Securities Fund	37,615	979,113	(1,012,770)	8	(11)	3,955	2,205	0

PIMCO Long Duration Total Return Fund	1,858	4,946,786	(4,944,400)	79	(1)	4,322	3,382	0

PIMCO Long-Term U.S. Government Fund	165	665,296	(641,100)	(5)	2	24,358	393	0

PIMCO Low Duration Opportunities Fund	150	10,941	(8,000)	(1)	1	3,091	41	0

PIMCO Moderate Duration Fund	192	70,645	(70,600)	(13)	2	226	345	0

PIMCO Mortgage-Backed Securities Fund	19,824	122,901	(140,935)	25	(4)	1,811	400	0

PIMCO Mortgage Opportunities and Bond Fund	4,655	5,144,058	(5,015,000)	188	(9)	133,892	6,778	0

PIMCO Total Return Fund II	28,189	105,943	(133,100)	34	(6)	1,060	1,439	0

PIMCO Total Return Fund IV	135	73,656	(73,600)	5	0	196	156	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Delayed-Delivery Transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the

204	PIMCO BOND FUNDS

March 31, 2024

rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by a Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not

ANNUAL REPORT	|	MARCH 31, 2024	205

Notes to Financial Statements	(Cont.)

limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) risks related to the capability of the servicer of the securitized assets; (iv) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, (v) the structure and complexity of the transaction and the legal documents may not be fully understood at the time of investment and could lead to disputes with the issuer or among investors regarding the characterization of proceeds or unexpected investment results; and (vi) the CDO’s manager may perform poorly.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds as of March 31, 2024, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the

206	PIMCO BOND FUNDS

March 31, 2024

U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The long-term effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.

Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

Warrants are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

ANNUAL REPORT	|	MARCH 31, 2024	207

Notes to Financial Statements	(Cont.)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by a Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians (in the case of tri-party repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, a Fund has used bilateral repurchase agreements wherein the underlying securities will be held by a Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to a Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be

208	PIMCO BOND FUNDS

March 31, 2024

subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended March 31, 2024, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by a Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options

ANNUAL REPORT	|	MARCH 31, 2024	209

Notes to Financial Statements	(Cont.)

tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate-Capped Options may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Fund from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Funds use a specified exchange-traded fund as the underlying instrument for the option contract. The Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

Options on Exchange-Traded Futures Contracts (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront

210	PIMCO BOND FUNDS

March 31, 2024

premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may fail to perform or meet an obligation or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Asset Swap Agreements convert the cash flows from an underlying security from fixed coupon to floating coupon, floating coupon to fixed coupon, or from one currency to another. The terms and conditions of the asset swap are the same as for an interest rate swap. However, an asset swap is unique in that one interest payment is tied to cash flows from an investment, such as corporate bonds or sovereign issues. The other payment is typically tied to an alternative index, such as a floating rate or a rate denominated in a different currency.

Credit Default Swap Agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced

ANNUAL REPORT	|	MARCH 31, 2024	211

Notes to Financial Statements	(Cont.)

obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indexes involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indexes are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indexes may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indexes are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indexes changes periodically, usually every six months, and for most indexes, each name has an equal weight in the index. Credit default swaps on credit indexes may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indexes are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indexes, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap", (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor", (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

212	PIMCO BOND FUNDS

March 31, 2024

Total Return Swap Agreements are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

	PIMCO Dynamic Bond Fund	PIMCO Extended Duration Fund	PIMCO GNMA and Government Securities Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund	PIMCO Low Duration Opportunities Fund	PIMCO Moderate Duration Fund	PIMCO Mortgage- Backed Securities Fund	PIMCO Mortgage Opportunities and Bond Fund	PIMCO Total Return Fund II	PIMCO Total Return Fund IV	PIMCO Total Return Fund V	PIMCO Total Return ESG Fund

New Fund	—	—	—	—	—	—	—	—	—	—	—	X	—

Interest Rate	X	X	X	X	X	X	X	X	X	X	X	X	X

Call	X	X	X	X	X	X	X	X	X	X	X	X	X

Credit	X	X	X	X	X	X	X	X	X	X	X	X	X

High Yield	X	X	—	X	—	X	X	—	X	—	—	X	X

Market	X	X	X	X	X	X	X	X	X	X	X	X	X

Issuer	X	X	X	X	X	X	X	X	X	X	X	X	X

Liquidity	X	X	X	X	—	X	X	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X	X	X	X	X	X	X	X

Equity	X	X	X	X	X	X	X	X	X	X	X	X	X

Mortgage-Related and Other Asset- Backed Securities	X	X	X	X	X	X	X	X	X	X	X	X	X

Collateralized Loan Obligations	X	—	—	—	—	X	—	—	—	X	X	X	X

Extension	—	—	—	—	—	—	—	—	X	—	—	—	—

Prepayment	—	—	—	—	—	—	—	—	X	—	—	—	—

Privately Issued Mortgage- Related Securities	—	—	—	—	—	—	—	—	X	—	—	—	—

Foreign (Non-U.S.) Investment	X	X	X	X	—	X	X	X	—	—	X	X	X

Real Estate	—	—	—	—	—	—	—	—	X	—	—	—	—

Small Fund	—	—	—	—	—	X	—	—	—	—	—	X	—

Emerging Markets	X	X	X	X	—	X	X	X	—	—	X	X	X

Sovereign Debt	X	X	—	X	—	X	X	—	—	—	X	X	X

Currency	X	X	—	X	—	X	X	—	—	—	—	X	X

Leveraging	X	X	X	X	X	X	X	X	X	X	X	X	X

Management	X	X	X	X	X	X	X	X	X	X	X	X	X

Short Exposure	X	X	X	X	X	X	X	X	X	X	X	X	X

Tax-Efficient Investing	—	—	—	—	—	X	—	—	—	—	—	—	—

Convertible Securities	—	—	—	—	—	—	—	—	X	—	X	—	—

Distribution Rate	—	—	—	—	—	—	—	—	X	—	—	—	—

Environmental, Social and Governance	—	—	—	—	—	—	—	—	—	—	—	—	X

Environmental, Social and Governance and Faith-Based Values Investing	—	—	—	—	—	—	—	—	—	—	—	X	—

LIBOR Transition	X	X	X	X	X	X	X	X	X	X	X	X	X

ANNUAL REPORT	|	MARCH 31, 2024	213

Notes to Financial Statements	(Cont.)

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

New Fund Risk is the risk that a new fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new funds may not attract sufficient assists to achieve investment and trading efficiencies.

Interest Rate Risk is the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. A Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Non-centrally-cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally-cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and a Fund’s performance.

Equity Risk is the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities. In addition, preferred securities may be subject to greater credit risk or other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rates, regulatory changes and special redemption risks.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. The Fund may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the

214	PIMCO BOND FUNDS

March 31, 2024

extent consistent with the other of the Fund’s guidelines), which generally carry higher levels of the foregoing risks.

Collateralized Loan Obligations Risk is the risk that investing in collateralized loan obligations (“CLOs”) and other similarly structured investments exposes the Fund to heightened credit risk, interest rate risk, liquidity risk, market risk and prepayment and extension risk, as well as the risk of default on the underlying asset. In addition, in CLOs carry additional risks including, but not limited: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) risks related to the capability of the servicer of the securitized assets; (iv) the risk that a Fund may invest in tranches of CLOs that are subordinate to other tranches; (v) the structure and complexity of the transaction and the legal documents may not be fully understood at the time of investment and could lead to disputes with the issuer or among investors regarding the characterization of proceeds or unexpected investments results; and (vi) the CLO’s manager may perform poorly.

Extension Risk is the risk that, in periods of rising interest rates, issuers of mortgage-related and other asset-backed securities may pay principal later than expected, which may reduce the value of a Fund’s investment in such securities and may prevent a Fund from receiving higher interest rates on proceeds reinvested.

Prepayment Risk is the risk that, in periods of declining interest rates, issuers of mortgage-related and other asset-backed securities may pay principal more quickly than expected, which results in a Fund foregoing future interest income on the portion of the principal repaid early and may result in a Fund being forced to reinvest investment proceeds at lower interest rates.

Privately Issued Mortgage-Related Securities Risk is the risk of non-payment because there are no direct or indirect government or agency guarantees of payments in the pools created by non-governmental issuers.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk is the risk that a Fund’s investments in real estate investment trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Small Fund Risk is the risk that a smaller fund may not achieve investment or trading efficiencies. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of fund shares Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Short Exposure Risk is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to a Fund.

ANNUAL REPORT	|	MARCH 31, 2024	215

Notes to Financial Statements	(Cont.)

Tax-Efficient Investing Risk is the risk that investment strategies intended to manage capital gain distributions may not succeed, and that such strategies may reduce investment returns or result in investment losses.

Convertible Securities Risk is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Distribution Rate Risk is the risk that a Fund’s distribution rate may change unexpectedly as a result of numerous factors, including changes in realized and projected market returns, fluctuations in market interest rates, Fund performance and other factors.

Environmental, Social and Governance Risk is the risk that, because a Fund’s ESG strategy may select or exclude securities of certain issuers for reasons in addition to performance, the Fund’s performance will differ from funds that do not utilize an ESG investing strategy. ESG investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by PIMCO or any judgment exercised by PIMCO will reflect the opinions of any particular investor.

Environmental, Social and Governance and Faith-Based Values Investing Risk is the risk that, because a Fund’s ESG strategy may select or exclude securities of certain issuers for reasons in addition to performance, the Fund’s performance will differ from funds that do not utilize an ESG investing strategy. ESG investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by PIMCO or any judgment exercised by PIMCO will reflect the opinions of any particular investor.

LIBOR Transition Risk is the risk related to the discontinuation and replacement of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by a Fund rely or relied in some fashion upon LIBOR. Although the transition process away from LIBOR for most instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or the continued use of LIBOR on a Fund, or on certain instruments in which a Fund invests, which can be difficult to ascertain and could result in losses to a Fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks.

Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a

Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund.

Government Intervention in Financial Markets Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in

216	PIMCO BOND FUNDS

March 31, 2024

systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk As the use of technology has become more prevalent in the course of business, a Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders may suffer losses as a result of a cyber security breach related to a Fund, its service providers, trading counterparties or the issuers in which a Fund invests.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the

ANNUAL REPORT	|	MARCH 31, 2024	217

Notes to Financial Statements	(Cont.)

Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. FCM customers, such as the Funds, are permitted to transfer their customer account (and cleared derivative transactions held in such customer account) from one FCM to another FCM. Upon completion of the transfer, the customer maintains the same economic position with respect to the outstanding exposure. As such, these transfers are not recognized as dispositions and reacquisitions of the affected derivative positions. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The porting of exposure between FCMs has no impact on the market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin; these values as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee		Supervisory and Administrative Fee
Fund Name	All Classes		Institutional Class	I-2	I-3		Administrative Class	Class A		Class C	Class R
PIMCO Dynamic Bond Fund	0.55%	(1)	0.25%	0.35%	0.45%	(2)	N/A	0.40%		0.40%	0.40%
PIMCO Extended Duration Fund	0.25%		0.25%	0.35%	N/A		N/A	0.40%	*	N/A	N/A
PIMCO GNMA and Government Securities Fund	0.25%		0.25%	0.35%	0.45%	(2)	N/A	0.40%		0.40%	N/A
PIMCO Long Duration Total Return Fund	0.25%		0.25%	0.35%	N/A		N/A	0.40%		0.40%	N/A
PIMCO Long-Term U.S. Government Fund	0.225%		0.25%	0.35%	0.45%	(2)*	N/A	0.35%		0.35%	N/A
PIMCO Low Duration Opportunities Fund(3)	0.25%		0.30%	0.40%	N/A		N/A	0.45%		0.45%	N/A
PIMCO Moderate Duration Fund	0.25%		0.21%	0.31%	N/A		N/A	N/A		N/A	N/A
PIMCO Mortgage-Backed Securities Fund	0.25%		0.25%	0.35%	0.45%	(2)	N/A	0.40%		0.40%	N/A
PIMCO Mortgage Opportunities and Bond Fund	0.35%		0.25%	0.35%	0.45%	(2)	N/A	0.40%		0.40%	N/A

218	PIMCO BOND FUNDS

March 31, 2024

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2		I-3		Administrative Class		Class A		Class C		Class R
PIMCO Total Return Fund II	0.25%	0.25%	0.35%		N/A		N/A		N/A		N/A		N/A
PIMCO Total Return Fund IV	0.25%	0.25%	N/A		N/A		N/A		0.35%		N/A		N/A
PIMCO Total Return Fund V	0.25%	0.25%	0.35%	*	0.45%	*	0.25%	*	0.40%	*	0.40%	*	N/A
PIMCO Total Return ESG Fund	0.25%	0.25%	0.35%		0.45%	(2)	0.25%		0.40%		0.40%		N/A

(1)	PIMCO has contractually agreed through August 31, 2024, to waive its advisory fee by 0.05% of the average daily net assets attributable to the PIMCO Dynamic Bond Fund.
(2)	PIMCO has contractually agreed, through July 31, 2024, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.
(3)

PIMCO had contractually agreed, through July 31, 2023, to waive its supervisory and administrative fee for each share class of the Fund by 0.05% of the average daily net assets attributable to the applicable class of the Fund.

*	This particular share class has been registered with the SEC, but was not operational during the fiscal year ended March 31, 2024.

(c) Distribution and Servicing Fees PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

All Funds	—	0.25%
Class C

All Funds	0.75%	0.25%
Class R

PIMCO Dynamic Bond Fund	0.25%	0.25%

Distribution and/or Servicing Fee
Administrative Class

PIMCO Total Return ESG Fund	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2024, the Distributor retained $2,415,092 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational and offering expenses of the Trust and the Funds, and any other expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

ANNUAL REPORT	|	MARCH 31, 2024	219

Notes to Financial Statements	(Cont.)

(e) Expense Limitation Pursuant to the Expense Limitation Agreement, PIMCO has contractually agreed, through July 31, 2024, to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, (the “Expense Limit”) (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through August 31, 2024, to waive its advisory fee by 0.05% of the average daily net assets attributable to the PIMCO Dynamic Bond Fund. This Fee Waiver Agreement may be terminated by the Trust upon 90 days’ prior written notice to PIMCO.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO.

Prior to July 31, 2019, PIMCO had contractually agreed to waive a portion of its Investment Advisory Fee for the PIMCO Dynamic Bond Fund. In any month in which the investment advisory contract is in effect, PIMCO is entitled to reimbursement by PIMCO Dynamic Bond Fund of any portion of the advisory fee waived (the “UB Reimbursement Amount”) during the previous thirty-six months, provided that such amount paid to PIMCO will not: i) together with any recoupment of organizational expenses and pro rata Trustee fees or supervisory and administrative fees pursuant to the Expense Limitation Agreement, exceed, for such month, the Expense Limit; ii) exceed the total UB Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO.

The total recoverable amounts to PIMCO as of March 31, 2024 (from the Investment Advisory Fee Waiver Agreement and Expense Limitation Agreement combined), were as follows (amounts in thousands†):

	Expiring Within
Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO Low Duration Opportunities Fund	$79	$64	$15	$158

PIMCO Total Return Fund V	$0	$0	$138	$138

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Pursuant to a Supervisory and Administrative Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2024, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of each of the PIMCO Dynamic Bond Fund, PIMCO GNMA and Government Securities Fund, PIMCO Long-Term U.S. Government Fund, PIMCO Mortgage-Backed Securities Fund, PIMCO Mortgage Opportunities and Bond Fund, PIMCO Total Return Fund V and PIMCO Total Return ESG Fund. This Supervisory and Administrative Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Expense Limitation Agreement and I-3 Fee Waiver Agreement, waiver amounts are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2024, the Funds below waived and/or reimbursed the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO Dynamic Bond Fund	$660

PIMCO GNMA and Government Securities Fund	37

PIMCO Low Duration Opportunities Fund	15

PIMCO Mortgage-Backed Securities Fund	0

PIMCO Mortgage Opportunities and Bond Fund	39

PIMCO Total Return Fund V	138

PIMCO Total Return ESG Fund	3

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(f) Acquired Fund Fees and Expenses PIMCO has contractually agreed, through July 31, 2025, for the PIMCO Total Return ESG Fund to waive its Management Fee in an amount equal to the expenses attributable to Investment Advisory, Supervisory and Administrative, and Management Fees of Underlying Funds indirectly incurred by the Fund’s investments in series of PIMCO ETF Trust and PIMCO Equity Series. The waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

220	PIMCO BOND FUNDS

March 31, 2024

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2024, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Dynamic Bond Fund	$15,965,130	$14,756,388	$86,178	$297,200

PIMCO Extended Duration Fund	1,740,531	1,539,025	10,475	17,354

PIMCO GNMA and Government Securities Fund	39,229,200	38,206,526	56,346	4,553

PIMCO Long Duration Total Return Fund	8,085,772	7,403,245	500,514	378,355

PIMCO Long-Term U.S. Government Fund	2,660,060	2,011,043	7,113	675

PIMCO Low Duration Opportunities Fund	574,332	549,519	2,745	9,612

PIMCO Moderate Duration Fund	3,804,248	2,999,778	257,634	120,092

PIMCO Mortgage-Backed Securities Fund	2,927,705	2,941,837	4,486	9,329

PIMCO Mortgage Opportunities and Bond Fund	226,786,177	222,103,978	1,782,218	501,835

PIMCO Total Return Fund II	2,827,010	2,507,852	60,062	30,478

PIMCO Total Return Fund IV	1,065,663	1,011,928	67,897	38,229

PIMCO Total Return Fund V	374,877	268,251	47,561	2,537

PIMCO Total Return ESG Fund	12,143,990	11,895,798	176,765	372,503

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	|	MARCH 31, 2024	221

Notes to Financial Statements	(Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Dynamic Bond Fund				PIMCO Extended Duration Fund

	Year Ended 03/31/2024		Year Ended 03/31/2023		Year Ended 03/31/2024		Year Ended 03/31/2023

	Shares	Amount	Shares	Amount	Shares	Amount	Shares*	Amount
Receipts for shares sold

Institutional Class	52,940	$514,764	61,923	$605,209	21,086	$304,863	20,541	$346,951

I-2	4,446	42,843	11,790	115,828	2,471	34,086	2,321	38,909

I-3	1,529	14,615	1,812	17,924	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	1,313	12,679	2,096	20,465	N/A	N/A	N/A	N/A

Class C	286	2,792	210	2,050	N/A	N/A	N/A	N/A

Class R	88	850	138	1,346	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	8,231	79,671	10,004	96,391	1,889	26,881	1,070	18,108

I-2	620	5,999	901	8,673	115	1,632	54	901

I-3	48	469	28	272	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	602	5,830	687	6,604	N/A	N/A	N/A	N/A

Class C	30	288	40	381	N/A	N/A	N/A	N/A

Class R	20	192	20	192	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(53,969)	(519,920)	(169,379)	(1,661,764)	(20,494)	(292,448)	(15,633)	(266,240)

I-2	(10,834)	(104,240)	(20,098)	(196,751)	(3,288)	(44,840)	(1,357)	(24,518)

I-3	(161)	(1,559)	(2,495)	(24,130)	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	(4,161)	(40,116)	(6,793)	(66,114)	N/A	N/A	N/A	N/A

Class C	(633)	(6,095)	(786)	(7,720)	N/A	N/A	N/A	N/A

Class R	(146)	(1,406)	(168)	(1,640)	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	249	$7,656	(110,070)	$(1,082,784)	1,779	$30,174	6,996	$114,111

222	PIMCO BOND FUNDS

March 31, 2024

PIMCO GNMA and Government Securities Fund				PIMCO Long Duration Total Return Fund				PIMCO Long-Term U.S. Government Fund

Year Ended 03/31/2024		Year Ended 03/31/2023		Year Ended 03/31/2024		Year Ended 03/31/2023		Year Ended 03/31/2024		Year Ended 03/31/2023

Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares*	Amount

34,824	$321,629	45,627	$442,349	124,755	$886,452	145,219	$1,091,823	50,208	$739,221	31,307	$493,162

44,832	415,077	35,817	347,891	20,890	150,232	9,734	73,201	11,491	165,376	6,121	98,765

3,308	30,465	7,608	73,457	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

5,244	48,618	6,301	60,684	3,361	23,931	5,683	42,761	1,460	21,553	1,723	27,645

289	2,688	255	2,432	857	5,973	435	3,140	635	9,237	389	6,407

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

2,166	20,021	2,033	19,519	12,955	91,890	13,273	100,506	1,888	27,289	899	14,226

1,814	16,753	1,440	13,796	661	4,655	392	2,961	234	3,375	120	1,895

317	2,931	126	1,187	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

727	6,716	860	8,239	194	1,372	114	856	88	1,271	75	1,191

40	374	59	561	23	163	9	67	23	334	13	198

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(32,219)	(299,023)	(40,266)	(396,946)	(188,265)	(1,345,396)	(145,796)	(1,136,109)	(40,766)	(583,119)	(13,314)	(214,462)

(29,829)	(276,463)	(32,621)	(316,205)	(16,119)	(113,006)	(7,499)	(56,758)	(5,952)	(85,182)	(3,527)	(56,231)

(2,082)	(19,046)	(982)	(9,189)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(5,764)	(53,067)	(8,640)	(84,385)	(6,142)	(41,257)	(1,506)	(11,674)	(2,008)	(29,363)	(1,672)	(27,044)

(503)	(4,641)	(732)	(7,151)	(175)	(1,227)	(55)	(422)	(147)	(2,106)	(158)	(2,524)

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

23,164	$213,032	16,885	$156,239	(47,005)	$(336,218)	20,003	$110,352	17,154	$267,886	21,976	$343,228

ANNUAL REPORT	|	MARCH 31, 2024	223

Notes to Financial Statements	(Cont.)

	PIMCO Low Duration Opportunities Fund				PIMCO Moderate Duration Fund

	Year Ended 03/31/2024		Year Ended 03/31/2023		Year Ended 03/31/2024		Year Ended 03/31/2023

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	750	$7,634	4,435	$45,570	30,895	$281,368	36,318	$339,881

I-2	1,444	14,664	2,420	24,796	330	3,030	993	9,162

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	106	1,094	325	3,278	N/A	N/A	N/A	N/A

Class C	13	123	134	1,362	N/A	N/A	N/A	N/A

Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	119	1,215	201	2,027	5,354	48,738	5,289	48,878

I-2	84	864	82	821	33	300	28	254

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	37	374	49	489	N/A	N/A	N/A	N/A

Class C	3	31	5	52	N/A	N/A	N/A	N/A

Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(1,998)	(20,330)	(7,899)	(79,628)	(33,121)	(298,582)	(34,774)	(324,472)

I-2	(1,006)	(10,272)	(3,325)	(33,839)	(1,046)	(9,471)	(217)	(2,048)

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	(528)	(5,367)	(972)	(9,838)	N/A	N/A	N/A	N/A

Class C	(138)	(1,391)	(245)	(2,490)	N/A	N/A	N/A	N/A

Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	(1,114)	$(11,361)	(4,790)	$(47,400)	2,445	$25,383	7,637	$71,655

224	PIMCO BOND FUNDS

March 31, 2024

PIMCO Mortgage-Backed Securities Fund				PIMCO Mortgage Opportunities and Bond Fund				PIMCO Total Return Fund II

Year Ended 03/31/2024		Year Ended 03/31/2023		Year Ended 03/31/2024		Year Ended 03/31/2023		Year Ended 03/31/2024		Year Ended 03/31/2023

Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

3,231	$27,934	5,528	$49,629	294,947	$2,754,551	240,077	$2,349,088	10,043	$81,027	8,337	$69,065

4,104	35,273	509	4,685	157,503	1,469,664	138,154	1,338,445	5,335	42,833	293	2,468

61	517	44	407	5,067	47,141	3,893	37,742	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

295	2,523	225	2,075	13,784	128,986	15,760	151,750	N/A	N/A	N/A	N/A

19	168	14	126	1,285	11,984	670	6,545	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

610	5,246	705	6,339	39,681	370,044	34,695	333,686	2,126	17,180	1,566	12,905

137	1,183	85	761	12,254	114,288	10,549	101,415	83	671	18	146

2	19	8	71	577	5,378	505	4,841	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

137	1,181	145	1,305	1,418	13,219	1,390	13,320	N/A	N/A	N/A	N/A

4	32	5	42	149	1,388	169	1,621	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(9,420)	(82,105)	(5,864)	(54,286)	(182,830)	(1,701,799)	(273,855)	(2,700,375)	(6,435)	(51,813)	(10,176)	(85,148)

(1,059)	(9,066)	(944)	(8,675)	(82,660)	(769,284)	(141,611)	(1,386,591)	(1,569)	(12,556)	(528)	(4,501)

(26)	(225)	(300)	(2,721)	(5,258)	(49,063)	(3,124)	(31,033)	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(598)	(5,120)	(574)	(5,239)	(16,989)	(158,967)	(11,019)	(107,817)	N/A	N/A	N/A	N/A

(43)	(367)	(40)	(374)	(1,008)	(9,396)	(1,071)	(10,481)	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(2,546)	$(22,807)	(454)	$(5,855)	237,920	$2,228,134	15,182	$102,156	9,583	$77,342	(490)	$(5,065)

ANNUAL REPORT	|	MARCH 31, 2024	225

Notes to Financial Statements	(Cont.)

	PIMCO Total Return Fund IV				PIMCO Total Return Fund V		PIMCO Total Return ESG Fund

	Year Ended 03/31/2024		Year Ended 03/31/2023		Inception Date through 03/31/2024(a)		Year Ended 03/31/2024		Year Ended 03/31/2023

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares		Amount
Receipts for shares sold

Institutional Class	10,596	$98,005	7,520	$71,546	16,006	$156,139	59,145	$440,812	67,995		$536,292

I-2	N/A	N/A	N/A	N/A	N/A	N/A	9,544	71,662	16,079		125,978

I-3	N/A	N/A	N/A	N/A	N/A	N/A	445	3,297	628	(b)	4,863	(b)

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	465	3,506	388		3,031

Class A	186	1,727	120	1,149	N/A	N/A	1,007	7,570	1,011		7,918

Class C	N/A	N/A	N/A	N/A	N/A	N/A	15	115	76		581

Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A
Issued as reinvestment of distributions

Institutional Class	895	8,300	1,067	10,067	492	4,752	7,916	59,322	9,923		76,534

I-2	N/A	N/A	N/A	N/A	N/A	N/A	1,138	8,530	1,700		13,126

I-3	N/A	N/A	N/A	N/A	N/A	N/A	26	194	4	(b)	32	(b)

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	75	560	102		784

Class A	37	345	41	388	N/A	N/A	37	277	67		514

Class C	N/A	N/A	N/A	N/A	N/A	N/A	3	20	3		26

Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A
Cost of shares redeemed

Institutional Class	(8,381)	(77,336)	(14,676)	(138,775)	(698)	(6,774)	(91,325)	(681,132)	(80,641)		(632,769)

I-2	N/A	N/A	N/A	N/A	N/A	N/A	(14,277)	(107,329)	(28,348)		(221,262)

I-3	N/A	N/A	N/A	N/A	N/A	N/A	(208)	(1,560)	(20	)(b)	(156	)(b)

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	(766)	(5,734)	(619)		(4,861)

Class A	(239)	(2,211)	(372)	(3,542)	N/A	N/A	(1,516)	(11,480)	(677)		(5,324)

Class C	N/A	N/A	N/A	N/A	N/A	N/A	(53)	(402)	(46)		(362)

Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A

Net increase (decrease) resulting from Fund share transactions	3,094	$28,830	(6,300)	$(59,167)	15,800	$154,117	(28,329)	$(211,772)	(12,375)		$(95,055)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	A one for four reverse share split, effective March 24, 2023, has been retroactively applied.
(a)	Inception date of the Fund was May 01, 2023.
(b)	Inception date of I-3 was July 29, 2022.

At a meeting held on February 7, 2023, the Board was notified of a reverse share split for each class of PIMCO Extended Duration Fund and PIMCO Long-Term U.S. Government Fund, pursuant to which shareholders received one share in exchange for every four shares of the Fund.

The reverse share splits were effective March 24, 2023. While the reverse share splits reduced the number of outstanding shares of each class of each Fund, they proportionately increased the NAV per share of each class of each Fund such that the aggregate market value of each Fund’s shares remained the same. The reverse share splits did not alter the rights or total value of a shareholder’s investment in the Funds, nor were they a taxable event for Fund investors.

The Shares of Beneficial Interest and Financial Highlights prior to March 24, 2023 for each Fund has been adjusted to reflect the reverse share split.

The following table discloses the number of persons who owned of record or beneficially 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of March 31, 2024. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

226	PIMCO BOND FUNDS

March 31, 2024

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO Dynamic Bond Fund	3	0	52%	0%

PIMCO Extended Duration Fund	1	1	23%	42%

PIMCO GNMA and Government Securities Fund	3	0	47%	0%

PIMCO Long Duration Total Return Fund	2	0	25%	0%

PIMCO Long-Term U.S. Government Fund	0	1	0%	33%

PIMCO Low Duration Opportunities Fund	3	0	59%	0%

PIMCO Moderate Duration Fund	2	0	41%	0%

PIMCO Mortgage-Backed Securities Fund	3	0	56%	0%

PIMCO Mortgage Opportunities and Bond Fund	2	0	49%	0%

PIMCO Total Return Fund II	3	0	53%	0%

PIMCO Total Return Fund IV	1	1	75%	11%

PIMCO Total Return Fund V	3	0	64%	0%

PIMCO Total Return ESG Fund	2	0	36%	0%

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2024, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2024, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences (3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO Dynamic Bond Fund	$25,072	$0	$(229,140)	$(1,130)	$(509,439)	$0	$0	$(714,637)

PIMCO Extended Duration Fund	0	0	(364,461)	0	0	(42,133)	(145)	(406,739)

PIMCO GNMA and Government Securities Fund	1,183	0	(105,047)	(473)	(146,502)	0	0	(250,839)

PIMCO Long Duration Total Return Fund	3,569	0	(525,471)	(338)	(629,203)	0	0	(1,151,443)

PIMCO Long-Term U.S. Government Fund	7,609	0	(132,961)	(135)	(388,119)	0	0	(513,606)

PIMCO Low Duration Opportunities Fund	575	0	(1,657)	(7)	(7,653)	0	0	(8,742)

PIMCO Moderate Duration Fund	0	0	(31,435)	(944)	(133,728)	0	(110)	(166,217)

PIMCO Mortgage-Backed Securities Fund	264	0	(9,048)	(9)	(35,981)	0	0	(44,774)

PIMCO Mortgage Opportunities and Bond Fund	4,073	0	(600,866)	(6,204)	(522,883)	0	(13,964)	(1,139,844)

PIMCO Total Return Fund II	93	0	(47,634)	(353)	(52,817)	0	0	(100,711)

PIMCO Total Return Fund IV	0	0	(16,993)	(20)	(33,368)	0	(54)	(50,435)

PIMCO Total Return Fund V	21	0	628	0	(869)	0	0	(220)

PIMCO Total Return ESG Fund	0	0	(200,620)	(392)	(257,531)	0	0	(458,543)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.

ANNUAL REPORT	|	MARCH 31, 2024	227

Notes to Financial Statements	(Cont.)

(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on hyperinflationary investments, swap contracts, straddle loss deferrals, sale/buyback transactions, passive foreign investment companies (PFICs), interest accrued on defaulted securities, short positions, and return of capital distributions from underlying funds.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational expenditures and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2023 through March 31, 2024 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2023 through March 31, 2024 and Ordinary losses realized during the period January 1, 2024 through March 31, 2024 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2024, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Dynamic Bond Fund	$439,784	$69,655

PIMCO Extended Duration Fund	0	0

PIMCO GNMA and Government Securities Fund	106,767	39,735

PIMCO Long Duration Total Return Fund	480,105	149,098

PIMCO Long-Term U.S. Government Fund*	149,921	238,198

PIMCO Low Duration Opportunities Fund	5,684	1,969

PIMCO Moderate Duration Fund	54,183	79,545

PIMCO Mortgage-Backed Securities Fund	17,376	18,605

PIMCO Mortgage Opportunities and Bond Fund	175,430	347,453

PIMCO Total Return Fund II	32,988	19,829

PIMCO Total Return Fund IV	11,377	21,991

PIMCO Total Return Fund V	94	775

PIMCO Total Return ESG Fund	167,887	89,644

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*

Portion of amount represents realized loss and recognized built-in loss under IRC sections 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of March 31, 2024, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Dynamic Bond Fund	$4,014,682	$99,517	$(328,578)	$(229,061)

PIMCO Extended Duration Fund	1,713,326	25,194	(389,112)	(363,918)

PIMCO GNMA and Government Securities Fund	2,401,849	37,003	(142,050)	(105,047)

PIMCO Long Duration Total Return Fund	5,534,094	105,009	(630,471)	(525,462)

PIMCO Long-Term U.S. Government Fund	1,849,782	23,637	(156,138)	(132,501)

PIMCO Low Duration Opportunities Fund	112,281	4,015	(5,653)	(1,638)

PIMCO Moderate Duration Fund	1,875,509	29,894	(61,389)	(31,495)

PIMCO Mortgage-Backed Securities Fund	239,075	6,225	(15,122)	(8,897)

PIMCO Mortgage Opportunities and Bond Fund	16,669,144	616,343	(1,217,221)	(600,878)

PIMCO Total Return Fund II	943,574	6,863	(54,435)	(47,572)

PIMCO Total Return Fund IV	382,905	4,677	(21,682)	(17,005)

PIMCO Total Return Fund V	170,640	1,715	(1,079)	636

PIMCO Total Return ESG Fund	2,866,496	31,456	(232,087)	(200,631)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on hyperinflationary investments, swap contracts, straddle loss deferrals, sale/buyback transactions, passive foreign investment companies (PFICs), interest accrued on defaulted securities, short positions, and return of capital distributions from underlying funds.

228	PIMCO BOND FUNDS

March 31, 2024

For the fiscal years ended March 31, 2024 and March 31, 2023, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2024			March 31, 2023
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Dynamic Bond Fund	$104,333	$0	$0	$123,288	$0	$0

PIMCO Extended Duration Fund	28,153	361	0	19,017	0	0

PIMCO GNMA and Government Securities Fund	51,306	0	0	48,047	0	1,497

PIMCO Long Duration Total Return Fund	101,796	0	0	108,529	0	0

PIMCO Long-Term U.S. Government Fund	33,353	0	0	18,008	0	0

PIMCO Low Duration Opportunities Fund	2,544	0	0	3,454	0	0

PIMCO Moderate Duration Fund	48,866	0	10,741	58,080	0	0

PIMCO Mortgage-Backed Securities Fund	7,959	0	0	8,490	0	201

PIMCO Mortgage Opportunities and Bond Fund	561,967	0	0	494,827	0	8,325

PIMCO Total Return Fund II	21,374	0	0	15,703	0	0

PIMCO Total Return Fund IV	6,791	0	2,073	10,773	0	0

PIMCO Total Return Fund V (10)	4,763	0	0	0	0	0

PIMCO Total Return ESG Fund	40,443	0	32,338	95,559	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

(10)	Inception date of the fund was May 1, 2023.

16. SUBSEQUENT EVENTS

On May 10, 2024, a supplement was filed to provide notification of the Conversion (as defined below) of PIMCO Mortgage-Backed Securities Fund, which currently operates as a mutual fund (the “Acquired Fund”), into a newly-created exchange-traded fund (“ETF”). The new ETF is expected to be managed in a substantially similar manner as the Acquired Fund. It is currently anticipated that the Conversion will be completed on or before September 20, 2024. Shareholders of the Acquired Fund may benefit from the Conversion, such as in the form of reduced costs (including no Rule 12b-1 fees or sales charges) and additional intra-day trading flexibility with respect to fund shares, among other potential benefits.

ANNUAL REPORT	|	MARCH 31, 2024	229

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Dynamic Bond Fund, PIMCO Extended Duration Fund, PIMCO GNMA and Government Securities Fund, PIMCO Long Duration Total Return Fund, PIMCO Long-Term U.S. Government Fund, PIMCO Low Duration Opportunities Fund, PIMCO Moderate Duration Fund, PIMCO Mortgage-Backed Securities Fund, PIMCO Mortgage Opportunities and Bond Fund, PIMCO Total Return Fund II, PIMCO Total Return Fund IV, PIMCO Total Return Fund V, and PIMCO Total Return ESG Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (thirteen of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2024, the related statements of operations, of changes in net assets and, for the funds indicated in the table below, of cash flows, for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of March 31, 2024, the results of each of their operations, the changes in each of their net assets and, for the funds indicated in the table below, each of their cash flows, for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

PIMCO Dynamic Bond Fund(1)

PIMCO Extended Duration Fund(2)

PIMCO GNMA and Government Securities Fund(1)

PIMCO Long Duration Total Return Fund(2)

PIMCO Long-Term U.S. Government Fund(2)

PIMCO Low Duration Opportunities Fund(1)

PIMCO Moderate Duration Fund(1)

PIMCO Mortgage-Backed Securities Fund(1)

PIMCO Mortgage Opportunities and Bond Fund(1)

PIMCO Total Return Fund II(1)

PIMCO Total Return Fund IV(1)

PIMCO Total Return Fund V(3)

PIMCO Total Return ESG Fund(1)

(1)	Statement of operations for the year ended March 31, 2024 and statement of changes in net assets for the years ended March 31, 2024 and 2023
(2)	Statement of operations and statement of cash flows for the year ended March 31, 2024, and statement of changes in net assets for the years ended March 31, 2024 and 2023
(3)	Statement of operations and statement of changes in net assets for the period May 1, 2023 (inception date) through March 31, 2024

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2024

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

230	PIMCO BOND FUNDS

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	DEU	Deutsche Bank Securities, Inc.	MYI	Morgan Stanley & Co. International PLC

BCY	Barclays Capital, Inc.	DUB	Deutsche Bank AG	NGF	Nomura Global Financial Products, Inc.

BOA	Bank of America N.A.	FAR	Wells Fargo Bank National Association	RBC	Royal Bank of Canada

BOM	Bank of Montreal	FICC	Fixed Income Clearing Corporation	RCY	Royal Bank of Canada

BOO	BoA Securities, Inc (Repo Only)	GLM	Goldman Sachs Bank USA	SAL	Citigroup Global Markets, Inc.

BOS	BofA Securities, Inc.	GRE	NatWest Markets Securities, Inc.	SCX	Standard Chartered Bank, London

BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SGY	Societe Generale, NY

BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SOG	Societe Generale Paris

BSH	Banco Santander S.A. - New York Branch	IND	Crédit Agricole Corporate and Investment Bank S.A.	SSB	State Street Bank and Trust Co.

BSN	The Bank of Nova Scotia - Toronto	JPM	JP Morgan Chase Bank N.A.	STR	State Street FICC Repo

CBK	Citibank N.A.	JPS	J.P. Morgan Securities LLC	TDM	TD Securities (USA) LLC

CDI	Natixis Singapore	MBC	HSBC Bank Plc	TOR	The Toronto-Dominion Bank

CIB	Canadian Imperial Bank of Commerce	MSC	Morgan Stanley & Co. LLC.	UAG	UBS AG Stamford

CKL	Citibank N.A. London	MYC	Morgan Stanley Capital Services LLC	UBS	UBS Securities LLC

Currency Abbreviations:

ARS	Argentine Peso	GBP	British Pound	NZD	New Zealand Dollar

AUD	Australian Dollar	HKD	Hong Kong Dollar	PEN	Peruvian New Sol

BRL	Brazilian Real	HUF	Hungarian Forint	PLN	Polish Zloty

CAD	Canadian Dollar	IDR	Indonesian Rupiah	SEK	Swedish Krona

CHF	Swiss Franc	ILS	Israeli Shekel	SGD	Singapore Dollar

CLP	Chilean Peso	INR	Indian Rupee	THB	Thai Baht

CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	TRY	Turkish New Lira

CNY	Chinese Renminbi (Mainland)	KRW	South Korean Won	TWD	Taiwanese Dollar

COP	Colombian Peso	MXN	Mexican Peso	USD (or $)	United States Dollar

DKK	Danish Krone	NOK	Norwegian Krone	ZAR	South African Rand

EUR	Euro

Exchange Abbreviations:

CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:

ABX.HE	Asset-Backed Securities Index - Home Equity	CMBX	Commercial Mortgage-Backed Index	SOFRINDX	Secured Overnight Financing Rate Index

BBSW3M	3 Month Bank Bill Swap Rate	EUR003M	3 Month EUR Swap Rate	SONIO	Sterling Overnight Interbank Average Rate

CAONREPO	Canadian Overnight Repo Rate Average	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	TSFR1M	Term SOFR 1-Month

CDX.EM	Credit Derivatives Index - Emerging Markets	MUTKCALM	Tokyo Overnight Average Rate	TSFR3M	Term SOFR 3-Month

CDX.HY	Credit Derivatives Index - High Yield	SOFR	Secured Overnight Financing Rate	US0003M	ICE 3-Month USD LIBOR

CDX.IG	Credit Derivatives Index - Investment Grade

Municipal Bond or Agency Abbreviations:

ACA	American Capital Access Holding Ltd.	NPFGC	National Public Finance Guarantee Corp.	ST	State

Other Abbreviations:

ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	PIK	Payment-in-Kind

ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	REMIC	Real Estate Mortgage Investment Conduit

BABs	Build America Bonds	DAC	Designated Activity Company	TBA	To-Be-Announced

BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TBD	To-Be-Determined

BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding

BRL-CDI	Brazil Interbank Deposit Rate	OIS	Overnight Index Swap	WIBOR	Warsaw Interbank Offered Rate

CBO	Collateralized Bond Obligation

ANNUAL REPORT	|	MARCH 31, 2024	231

Federal Income Tax Information

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2024 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2024 was designated as ‘‘qualified dividend income’’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2024.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only). Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2024 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2024 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends. The Funds intend to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) amount of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†

PIMCO Dynamic Bond Fund	0%	2.38%	$104,333	$0	$81,532

PIMCO Extended Duration Fund	0%	0%	10,529	17,622	0

PIMCO GNMA and Government Securities Fund	0%	0%	51,306	0	48,671

PIMCO Long Duration Total Return Fund	0%	0%	86,517	0	29,375

PIMCO Long-Term U.S. Government Fund	0%	0%	33,353	0	17,677

PIMCO Low Duration Opportunities Fund	0%	1.49%	2,544	0	2,410

PIMCO Moderate Duration Fund	0%	0%	48,866	0	71,247

PIMCO Mortgage-Backed Securities Fund	0%	0%	7,959	0	8,532

PIMCO Mortgage Opportunities and Bond Fund	0%	0%	561,967	0	227,568

PIMCO Total Return Fund II	0%	0%	21,374	0	14,777

PIMCO Total Return Fund IV	0%	0%	6,791	0	7,088

PIMCO Total Return Fund V	0%	0%	4,763	0	2,292

PIMCO Total Return ESG Fund	0%	0%	39,653	0	56,242

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2025, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2024.

232	PIMCO BOND FUNDS

(Unaudited)

Section 199A Dividends. Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends

PIMCO Dynamic Bond Fund	0%

PIMCO Extended Duration Fund	0%

PIMCO GNMA and Government Securities Fund	0%

PIMCO Long Duration Total Return Fund	0%

PIMCO Long-Term U.S. Government Fund	0%

PIMCO Low Duration Opportunities Fund	0%

PIMCO Moderate Duration Fund	0%

PIMCO Mortgage-Backed Securities Fund	0%

PIMCO Mortgage Opportunities and Bond Fund	0%

PIMCO Total Return Fund II	0%

PIMCO Total Return Fund IV	0%

PIMCO Total Return Fund V	0%

PIMCO Total Return ESG Fund	0%

ANNUAL REPORT	|	MARCH 31, 2024	233

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	161	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, State Auto Financial Corporation (2016-2022).

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	161	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2024.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

234	PIMCO BOND FUNDS

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Joshua D. Ratner (1976)** President	01/2024 to present	Executive Vice President and Head of Americas Fund and Client Operations; Deputy General Counsel, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO Flexible Real Estate Income Fund, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill (1980)** Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Carol K. Chan (1982) Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Alyssa M. Creighton (1974) Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Jason R. Duran (1977) Vice President	02/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Kenneth W. Lee (1972) Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Greg J. Mason (1980)*** Vice President	05/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Colleen P. McLaughlin (1983)*** Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Shiv Narain (1981) Vice President	01/2024 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Keith A. Werber (1973) Vice President	05/2022 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Paul T. Wildermuth (1979) Vice President	01/2024 to present	Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

ANNUAL REPORT	|	MARCH 31, 2024	235

Management of the Trust	(Cont.)	(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Brandon T. Evans (1982) Deputy Treasurer	01/2024 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO Flexible Real Estate Income Fund and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Matthew L. Goodman (1977)** Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Laine E. Pacetti (1989) Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Jason R. Stern (1979)** Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Chi H. Vu (1983) Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2024.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Access Income Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Dynamic Income Strategy Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

236	PIMCO BOND FUNDS

Privacy Policy[1]	(Unaudited)

The Funds2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

ANNUAL REPORT	|	MARCH 31, 2024	237

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 13-14, 2024, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2024. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2024.

238	PIMCO BOND FUNDS

Distribution Information	(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the PIMCO Mortgage Opportunities and Bond Fund estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended March 31, 2024 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO Mortgage Opportunities and Bond Fund
Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2023	$0.0569	$0.0000	$0.0000	$0.0569

November 2023	$0.0556	$0.0000	$0.0000	$0.0556

December 2023	$0.0611	$0.0000	$0.0000	$0.0611

January 2024	$0.0578	$0.0000	$0.0000	$0.0578

February 2024	$0.0556	$0.0000	$0.0000	$0.0556

March 2024	$0.0593	$0.0000	$0.0000	$0.0593

I-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2023	$0.0561	$0.0000	$0.0000	$0.0561

November 2023	$0.0549	$0.0000	$0.0000	$0.0549

December 2023	$0.0603	$0.0000	$0.0000	$0.0603

January 2024	$0.0571	$0.0000	$0.0000	$0.0571

February 2024	$0.0549	$0.0000	$0.0000	$0.0549

March 2024	$0.0585	$0.0000	$0.0000	$0.0585

I-3	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2023	$0.0558	$0.0000	$0.0000	$0.0558

November 2023	$0.0545	$0.0000	$0.0000	$0.0545

December 2023	$0.0599	$0.0000	$0.0000	$0.0599

January 2024	$0.0567	$0.0000	$0.0000	$0.0567

February 2024	$0.0545	$0.0000	$0.0000	$0.0545

March 2024	$0.0581	$0.0000	$0.0000	$0.0581

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2023	$0.0539	$0.0000	$0.0000	$0.0539

November 2023	$0.0527	$0.0000	$0.0000	$0.0527

December 2023	$0.0579	$0.0000	$0.0000	$0.0579

January 2024	$0.0548	$0.0000	$0.0000	$0.0548

February 2024	$0.0527	$0.0000	$0.0000	$0.0527

March 2024	$0.0561	$0.0000	$0.0000	$0.0561

ANNUAL REPORT	|	MARCH 31, 2024	239

Distribution Information	(Cont.)	(Unaudited)

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

October 2023	$0.0482	$0.0000	$0.0000	$0.0482

November 2023	$0.0471	$0.0000	$0.0000	$0.0471

December 2023	$0.0518	$0.0000	$0.0000	$0.0518

January 2024	$0.0490	$0.0000	$0.0000	$0.0490

February 2024	$0.0471	$0.0000	$0.0000	$0.0471

March 2024	$0.0502	$0.0000	$0.0000	$0.0502

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

240	PIMCO BOND FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

1100 Main Street, Suite 400

Kansas City, MO 64105

Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

SS&C Global Investor & Distribution Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF3002AR_033124

PIMCO FUNDS

Annual Report

March 31, 2024

Credit Bond Funds

PIMCO Credit Opportunities Bond Fund

PIMCO Diversified Income Fund

PIMCO ESG Income Fund

PIMCO High Yield Spectrum Fund

PIMCO Long-Term Credit Bond Fund

PIMCO Low Duration Credit Fund

PIMCO Low Duration Income Fund

PIMCO Preferred and Capital Securities Fund

(1) Consolidated Schedule of Investments

(a)	Prior to May 3, 2021, the PIMCO Low Duration Credit Fund was named the PIMCO Senior Floating Rate Fund.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Market Insights

Dear Shareholder,

This annual report covers the 12-month reporting period ended March 31, 2024 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and a discussion of certain factors that affected performance during the reporting period.

The global economy continued to expand despite persistent inflation, tighter credit conditions, and geopolitical concerns affecting many countries. This resilience appeared particularly evident in the United States (“U.S.”). In contrast, several other developed market economies experienced relatively flat or negative growth over the reporting period.

Several central banks paused interest-rate hikes

Inflation eased over the reporting period but remained above central bank targets for many economies. Several central banks did not increase interest rates in the second half of 2023 and the beginning of 2024, following a series of rate increases in 2022 and the first half of 2023. The U.S. Federal Reserve (the “Fed”) raised the federal funds rate a total of 5.25% from March 2022 to July 2023, and then held rates steady from September 2023 to March 2024. At its March meeting, the Fed communicated that the policy rate may be at its peak for the most recent tightening cycle, and that it may be appropriate to begin cutting rates later in 2024. The European Central Bank (“ECB”) raised its deposit facility rate for the euro area a total of 4.50% from July 2022 to September 2023, and then held rates steady at its next four meetings. Meanwhile, the Bank of England (“BoE”) raised its Bank Rate a total of 5.15% from December 2019 to July 2023 and held rates steady at its next five meetings. Neither the ECB nor BoE ruled out the possibility of rate cuts in 2024. In contrast, the Bank of Japan raised its short-term policy rate from -0.1% to between zero and 0.1% in March 2024, which was the first increase since 2007.

Financial markets posted positive returns

The yield on the benchmark 10-year U.S. Treasury increased during the reporting period. In many other developed markets, yields on 10-year government bonds also moved higher. Overall, the global bond market rallied toward the end of 2023, bolstered by central bank officials’ policy pronouncements signaling a possible end to monetary tightening. However, the market then weakened during the first quarter of 2024. During the reporting period, lower-rated global bonds generally outperformed their higher-rated counterparts. Global equities rallied, while commodities were mixed. The U.S. dollar strengthened against the Japanese yen and, to a lesser extent, the euro, but fell relative to the British pound.

We continue to work diligently to navigate dynamic global markets and manage the assets that you have entrusted with us. We encourage you to speak with your financial advisor about your goals and visit global.pimco.com for our latest insights.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Total Returns of Certain Asset Classes for the Period Ended March 31, 2024

Asset Class (as measured by, currency)	12-Month

U.S. large cap equities (S&P 500 Index, USD)	29.88%

Global equities (MSCI World Index, USD)	25.11%

European equities (MSCI Europe Index, EUR)	14.79%

Emerging market equities (MSCI Emerging Markets Index, EUR)	8.15%

Japanese equities (Nikkei 225 Index, JPY)	46.50%

Emerging market local bonds (JPMorgan Government Bond Index-Emerging Markets Global Diversified Index, USD Unhedged)	4.91%

Emerging market external debt (JPMorgan Emerging Markets Bond Index (EMBI) Global, USD Hedged)	9.53%

Below investment grade bonds (ICE BofA Developed Markets High Yield Constrained Index, USD Hedged)	11.60%

Global investment grade credit bonds (Bloomberg Global Aggregate Credit Index, USD Hedged)	5.59%

Fixed-rate, local currency government debt of investment grade countries (Bloomberg Global Treasury Index, USD Hedged)	3.48%

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions or are appropriate for all investors and each investor should evaluate their ability to invest for the long-term, especially during periods of downturn in the market. Outlook and strategies are subject to change without notice.

2	PIMCO CREDIT BOND FUNDS

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Credit Opportunities Bond Fund, PIMCO Diversified Income Fund, PIMCO ESG Income Fund, PIMCO High Yield Spectrum Fund, PIMCO Long-Term Credit Bond Fund, PIMCO Low Duration Credit Fund, PIMCO Low Duration Income Fund and PIMCO Preferred and Capital Securities Fund (each, a “Fund” and collectively, the “Funds”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, remain high. In efforts to combat inflation, the U.S. Federal Reserve (the “Fed”) raised interest rates multiple times in 2022 and 2023. In the second half of 2023 and the beginning of 2024, however, the Fed paused the rate hikes, keeping interest rates steady. It is uncertain whether rates will remain steady, increase or decrease in the future. As such, the Funds may face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

In February 2022, Russia launched an invasion of Ukraine. As a result, Russia and other countries, persons and entities that have provided material aid to Russia’s aggression against Ukraine, have been the subject of economic sanctions and import and export controls imposed by countries throughout the world, including the United States. Such measures have had and may continue to have an adverse effect on the Russian, Belarusian and other securities and economies, which may, in turn, negatively impact a Fund. The extent, duration and impact of Russia’s military action in Ukraine, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional, European and global economies and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. Further, a Fund may have investments in securities and instruments that are economically tied to the region and may have been negatively impacted by the sanctions and counter-sanctions by Russia, including declines in value and reductions in liquidity. The sanctions may cause a Fund to sell portfolio holdings at a disadvantageous time or price or to continue to hold investments that a Fund may no longer seek to hold. PIMCO will continue to actively manage these positions in the best interests of a Fund and its shareholders.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities (and/or portfolio securities of Underlying PIMCO Funds or Acquired Funds, as applicable). The United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s

ANNUAL REPORT	|	MARCH 31, 2024	3

Important Information About the Funds	(Cont.)

response, may also negatively impact securities and instruments that are economically tied to Russia.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR was traditionally an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on a Fund, or on certain instruments in which a Fund invests, which can be difficult to ascertain, and may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how and when industry participants adopt new reference rates for affected instruments. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of a Fund that holds such instrument. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Funds and issuers in which they invest. For example, if a bank at which a Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which a Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Funds invest remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Funds and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Funds and issuers in which they invest.

On each Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C and Class C-2 shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class C-2 if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C and Class C-2 shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may

4	PIMCO CREDIT BOND FUNDS

have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class C-2	Diversification Status
PIMCO Credit Opportunities Bond Fund	08/31/11	08/31/11	08/31/11	—	—	08/31/11	08/31/11	—	Diversified
PIMCO Diversified Income Fund	07/31/03	07/31/03	04/30/08	04/27/18	10/29/04	07/31/03	07/31/03	—	Diversified
PIMCO ESG Income Fund	09/30/20	09/30/20	09/30/20	09/30/20	—	09/30/20	09/30/20	—	Diversified
PIMCO High Yield Spectrum Fund	09/15/10	09/15/10	09/15/10	04/27/18	—	09/15/10	09/15/10	—	Diversified
PIMCO Long-Term Credit Bond Fund	03/31/09	03/31/09	02/29/12	—	—	—	—	—	Diversified
PIMCO Low Duration Credit Fund	04/29/11	04/29/11	04/29/11	—	—	04/29/11	04/29/11	—	Diversified
PIMCO Low Duration Income Fund	07/30/04	07/30/04	04/30/08	04/27/18	—	07/30/04	09/30/04	10/21/20	Diversified
PIMCO Preferred and Capital Securities Fund	04/13/15	04/13/15	04/13/15	04/27/18	—	04/13/15	08/23/19	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

SEC rules allow a Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Funds) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other

ANNUAL REPORT	|	MARCH 31, 2024	5

Important Information About the Funds	(Cont.)

things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and exchange-traded fund (“ETF”) shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading. As such, beginning in July 2024, the Funds must comply with certain new requirements which include, but are not limited to, making significant updates to the content of their shareholder reports and mailing paper copies of the new tailored shareholder reports to shareholders who have not opted to receive shareholder report documents electronically.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In November 2022, the SEC adopted amendments to Form N-PX under the Investment Company Act of 1940, as amended, to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments were effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion).

6	PIMCO CREDIT BOND FUNDS

PIMCO Credit Opportunities Bond Fund

Institutional Class - PCARX	Class A - PZCRX
I-2 - PPCRX	Class C - PCCRX

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2024†§

Corporate Bonds & Notes	59.0%

U.S. Government Agencies	18.5%

Loan Participations and Assignments	9.2%

Asset-Backed Securities	4.2%

Non-Agency Mortgage-Backed Securities	2.7%

Short-Term Instruments‡	2.6%

Mutual Funds	1.9%

Sovereign Issues	1.4%

Other	0.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Fund Inception (08/31/11)
PIMCO Credit Opportunities Bond Fund Institutional Class	7.25%	3.14%	3.15%	3.42%
PIMCO Credit Opportunities Bond Fund I-2	7.20%	3.05%	3.05%	3.32%
PIMCO Credit Opportunities Bond Fund Class A	6.86%	2.74%	2.74%	3.00%
PIMCO Credit Opportunities Bond Fund Class A (adjusted)	2.87%	1.95%	2.34%	2.69%
PIMCO Credit Opportunities Bond Fund Class C	6.00%	1.96%	1.97%	2.23%
PIMCO Credit Opportunities Bond Fund Class C (adjusted)	5.00%	1.96%	1.97%	2.23%
ICE BofA SOFR Overnight Rate Index*	5.44%	2.04%	—	—
3 Month USD LIBOR	5.63%	2.30%	1.67%	1.40%
Lipper Absolute Return Bond Funds Average	5.63%	2.13%	2.27%	2.75%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* ICE BofA SOFR Overnight Rate Index was first published on October 1, 2019.

+ Performance shown for the index is ICE BofA SOFR Overnight Rate Index. Prior to July 1, 2022, performance is that of 3 Month USD LIBOR

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 0.61% for Institutional Class shares, 0.71% for I-2 shares, 1.01% for Class A shares, and 1.76% for Class C shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

Investment Objective and Strategy Overview

PIMCO Credit Opportunities Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Security selection, industry and sector allocation, and management of market risk within and across credit and corporate markets are expected to be the main drivers of returns over time. “Fixed Income Instruments” include bonds, debt securities, bank loans and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Long exposure to the banking sector contributed to performance, as banks’ net interest margins generally remained strong.

»	Long exposure to the specialty finance sector contributed to performance, as companies’ fundamentals and profitability generally remained strong.

»	Long exposure to non-agency mortgage-backed securities contributed to performance, as spreads tightened.

»	Long exposure to duration detracted from performance, as rates rose.

»	Long exposure to the integrated oil sector, particularly to a select oil and gas producer, detracted from performance, as geopolitical tensions negatively impacted performance.

»	Long exposure to data center real-estate investment trusts detracted from performance, as performance was negatively impacted by slower than anticipated cloud adoption.

ANNUAL REPORT	|	MARCH 31, 2024	7

PIMCO Diversified Income Fund

Institutional Class - PDIIX	Administrative Class - PDAAX
I-2 - PDVPX	Class A - PDVAX
I-3 - PDNIX	Class C - PDICX

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2024†§

Corporate Bonds & Notes	39.2%

U.S. Government Agencies	16.2%

Sovereign Issues	14.1%

Asset-Backed Securities	9.3%

Short-Term Instruments‡	7.5%

U.S. Treasury Obligations	5.7%

Non-Agency Mortgage-Backed Securities	4.0%

Loan Participations and Assignments	3.4%

Other	0.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Fund Inception (07/31/03)
PIMCO Diversified Income Fund Institutional Class	9.01%	1.88%	3.48%	5.76%
PIMCO Diversified Income Fund I-2	8.90%	1.77%	3.38%	5.65%
PIMCO Diversified Income Fund I-3	8.85%	1.72%	3.32%	5.60%
PIMCO Diversified Income Fund Administrative Class	8.74%	1.62%	3.22%	5.49%
PIMCO Diversified Income Fund Class A	8.58%	1.47%	3.07%	5.33%
PIMCO Diversified Income Fund Class A (adjusted)	4.51%	0.70%	2.67%	5.14%
PIMCO Diversified Income Fund Class C	7.78%	0.71%	2.30%	4.55%
PIMCO Diversified Income Fund Class C (adjusted)	6.78%	0.71%	2.30%	4.55%
Bloomberg Global Credit Hedged USD Index	6.63%	1.65%	2.89%	4.37%
1/3 each — Bloomberg Global Aggregate Credit ex Emerging Markets, USD Hedged; ICE BofA BB-B Rated Developed Markets High Yield Constrained Index, USD Hedged; and JPMorgan EMBI Global, USD Hedged	8.73%	2.20%	3.40%	5.61%
Lipper Multi-Sector Income Funds Average	6.58%	1.98%	2.68%	4.69%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 0.76% for Institutional Class shares, 0.86% for I-2 Shares, 0.96% for I-3 Shares, 1.01% for Administrative Class shares, 1.16% for Class A shares, and 1.91% for Class C shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

Investment Objective and Strategy Overview

PIMCO Diversified Income Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to high yield, particularly via credit default swaps, contributed to performance, as risk sentiment was supported by receding recession concerns to start the year.

»	Tactical exposure to non-agency residential mortgage-backed securities contributed to performance, as spreads tightened.

»	U.S. dollar duration positioning contributed to performance, as rates rose.

»	Positioning within high yield industrials, particularly underweight exposure to the retail sector, detracted from performance, as non-discretionary demand buoyed the sector.

»	Positioning within emerging markets, particularly a select Asian sovereign, detracted from performance, as spreads tightened.

»	Positioning within high yield industrials, particularly underweight exposure to the energy sector, detracted from performance, as low inventory levels boosted profitability.

8	PIMCO CREDIT BOND FUNDS

PIMCO ESG Income Fund

Institutional Class - PEGIX	Class A - PEGAX
I-2 - PEGPX	Class C - PEGBX
I-3 - PEGQX

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2024†§

U.S. Government Agencies	38.2%

Corporate Bonds & Notes	29.1%

Non-Agency Mortgage-Backed Securities	13.8%

Asset-Backed Securities	8.3%

U.S. Treasury Obligations	7.8%

Sovereign Issues	2.3%

Short-Term Instruments	0.0%

Other	0.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	Fund Inception (09/30/20)
PIMCO ESG Income Fund Institutional Class	5.05%	1.92%
PIMCO ESG Income Fund I-2	4.95%	1.82%
PIMCO ESG Income Fund I-3	4.89%	1.77%
PIMCO ESG Income Fund Class A	4.63%	1.51%
PIMCO ESG Income Fund Class A (adjusted)	0.72%	0.41%
PIMCO ESG Income Fund Class C	3.86%	0.75%
PIMCO ESG Income Fund Class C (adjusted)	2.86%	0.75%
Bloomberg U.S. Aggregate Index	1.70%	(2.88)%
Lipper Multi-Sector Income Funds Average	6.58%	0.93%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 0.55% for Institutional Class shares, 0.65% for I-2 shares, 0.75% for I-3 shares, 0.95% for Class A shares, and 1.70% for Class C shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

Investment Objective and Strategy Overview

The PIMCO ESG Income Fund seeks to maximize current income, while incorporating PIMCO’s ESG investment strategy, with long-term capital appreciation as a secondary objective, by investing under normal circumstances at least 65% of its total assets in a multi-sector portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will seek to maintain a high and consistent level of dividend income by investing in a broad array of fixed income sectors and utilizing income efficient implementation strategies (i.e. the Fund will favor certain investments that offer consistent and high levels of income). The capital appreciation sought by the Fund generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The Fund will not invest in the securities of any non-governmental issuer determined by PIMCO to be engaged principally in the manufacture of alcoholic beverages, tobacco products or military equipment, the operation of gambling casinos, the production or trade of pornographic materials, or in the oil industry, including extraction, production, and refining or the production, distribution of coal and coal fired generation. The Fund can invest in the securities of any issuer determined by PIMCO to be engaged principally in biofuel production, natural gas generation and sales and trading activities. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. The Fund may also invest in labeled green, sustainable social and sustainability-linked bonds from issuers involved in fossil fuel-related sectors. Labeled bonds are those issues with proceeds specifically earmarked to be used for climate, environmental, sustainability and/or social projects and, in the case of sustainability-linked covenants, as explained by the issuer through use of a framework and/or legal documentation. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Long exposure to the U.S. cash rate contributed to performance, as the 3-month Secured Overnight Financing Rate remained elevated.

»	Long exposure to U.S. duration contributed to performance, as interest rates fell across all tenors of the U.S. yield curve.

»	Long exposure to investment grade corporate credit contributed to performance, as investment grade corporate credit spreads tightened.

»	Short exposure to eurozone duration detracted from performance, as interest rates fell across the intermediate portion of the eurozone swaps curve.

»	Short exposure to Japanese duration detracted from performance, as interest rates fell across the intermediate portion of the Japanese sovereign curve.

»	Long exposure to the Japanese yen detracted from performance, as the currency depreciated against the U.S. dollar.

ANNUAL REPORT	|	MARCH 31, 2024	9

PIMCO High Yield Spectrum Fund

Institutional Class - PHSIX	Class A - PHSAX
I-2 - PHSPX	Class C - PHSCX
I-3 - PHFNX

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2024†§

Corporate Bonds & Notes	82.3%

U.S. Treasury Obligations	6.6%

Short-Term Instruments‡	5.9%

Loan Participations and Assignments	2.9%

Sovereign Issues	1.1%

Other	1.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Fund Inception (09/15/10)
PIMCO High Yield Spectrum Fund Institutional Class	11.80%	4.52%	4.58%	6.13%
PIMCO High Yield Spectrum Fund I-2	11.69%	4.41%	4.48%	6.02%
PIMCO High Yield Spectrum Fund I-3	11.63%	4.36%	4.43%	5.97%
PIMCO High Yield Spectrum Fund Class A	11.42%	4.15%	4.22%	5.76%
PIMCO High Yield Spectrum Fund Class A (adjusted)	7.30%	3.36%	3.82%	5.46%
PIMCO High Yield Spectrum Fund Class C	10.59%	3.38%	3.44%	4.97%
PIMCO High Yield Spectrum Fund Class C (adjusted)	9.59%	3.38%	3.44%	4.97%
ICE BofA Developed Markets High Yield Constrained (USD Hedged) Index	11.60%	4.19%	4.58%	6.04%
Lipper Global High Yield Funds Average	10.16%	3.24%	3.40%	4.68%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 09/30/2010.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 0.62% for Institutional Class shares, 0.72% for I-2 shares, 0.82% for I-3 shares, 0.97% for Class A shares, and 1.72% for Class C shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

Investment Objective and Strategy Overview

PIMCO High Yield Spectrum Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in high yield investments (“junk bonds”), which may be represented by convertibles, warrants, forwards or derivatives such as swap agreements. High yield investments include securities (i) rated below investment grade by each of Moody’s Investors Services, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings, Inc. (“Fitch”) that provides a rating on such investment or, if unrated, determined by PIMCO to be of comparable quality, or (ii) comprising the ICE BofA Developed Markets High Yield Constrained (USD Hedged) Index (the “Benchmark”). The Fund may invest, without limitation, in Fixed Income Instruments and other securities of any rating below investment grade as rated by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight allocation to the finance and brokerage sector contributed to performance, as the sector outperformed.

»	Security selection in the healthcare sector contributed to performance, as prices of an overweight position within the sector rose.

»	Security selection in the real estate sector contributed to performance, as prices of an overweight position within the sector rose.

»	Security selection in the wireless sector detracted from performance, as prices of an overweight position within the sector fell.

»	Underweight allocation to the retail sector detracted to performance, as the sector outperformed.

»	Underweight allocation to the banking sector detracted to performance, as the sector outperformed.

10	PIMCO CREDIT BOND FUNDS

PIMCO Long-Term Credit Bond Fund

Institutional Class - PTCIX
I-2 - PLCPX

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2024†§

Corporate Bonds & Notes	56.2%

U.S. Treasury Obligations	21.4%

U.S. Government Agencies	12.6%

Preferred Securities	2.5%

Sovereign Issues	1.8%

Asset-Backed Securities	1.4%

Municipal Bonds & Notes	1.4%

Short-Term Instruments‡	1.3%

Other	1.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Fund Inception (03/31/09)
PIMCO Long-Term Credit Bond Fund Institutional Class	3.04%	0.74%	3.62%	7.00%
PIMCO Long-Term Credit Bond Fund I-2	2.94%	0.64%	3.52%	6.89%
Bloomberg U.S. Long Credit Index	3.31%	0.83%	3.08%	6.20%
Lipper General Bond Funds Average	4.81%	1.00%	2.46%	5.59%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 0.99% for Institutional Class shares, and 1.09% for I-2 shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

Investment Objective and Strategy Overview

PIMCO Long-Term Credit Bond Fund seeks total return which exceeds that of its benchmark, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Out-of-benchmark exposure to below investment grade securities contributed to performance, as spreads narrowed.

»	Relative value positioning within physical versus synthetic credit contributed to performance, as synthetic positioning outperformed cash bonds.

»

U.S. interest rate strategies overall, including duration, curve positioning and instrument selection, contributed to performance due to underweight exposure to duration, as U.S. Treasury yields rose across the curve.

»	Underweight exposure to investment grade credit detracted from performance, as spreads narrowed.

»	Underweight exposure to emerging markets detracted from performance, as spreads narrowed.

ANNUAL REPORT	|	MARCH 31, 2024	11

PIMCO Low Duration Credit Fund

Institutional Class - PSRIX	Class A - PSRZX
I-2 - PSRPX	Class C - PSRWX

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2024†§

Loan Participations and Assignments	56.7%

Corporate Bonds & Notes	34.0%

Short-Term Instruments‡	4.5%

U.S. Treasury Obligations	4.4%

Common Stocks	0.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Fund Inception (04/29/11)
PIMCO Low Duration Credit Fund Institutional Class	10.82%	3.63%	3.33%	3.61%
PIMCO Low Duration Credit Fund I-2	10.71%	3.53%	3.23%	3.51%
PIMCO Low Duration Credit Fund Class A	10.49%	3.32%	3.02%	3.30%
PIMCO Low Duration Credit Fund Class A (adjusted)	8.02%	2.86%	2.78%	3.00%
PIMCO Low Duration Credit Fund Class C	9.70%	2.55%	2.26%	2.54%
PIMCO Low Duration Credit Fund Class C (adjusted)	8.70%	2.55%	2.26%	2.54%
50% ICE BofA 1-5 Year US High Yield Constrained Index and 50% J.P. Morgan Leveraged Loan Index	11.42%	5.01%	4.59%	5.01%
Lipper Loan Participation Funds Average	11.24%	4.07%	3.46%	3.62%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Effective May 3, 2021, the Fund’s broad-based securities market index is a blend of 50% ICE BofA 1-5 Year US High Yield Constrained Index and 50% J.P. Morgan Leveraged Loan Index. The Fund’s new broad-based securities market index was selected as its use is more closely aligned with the Fund’s principal investment strategies. Prior to May 3, 2021, the Fund’s broad-based securities market index was the J.P. Morgan BB/B Leveraged Loan Index. Effective May 3, 2021, certain changes were made to the Fund’s principal investment strategies. The Fund’s performance information prior to May 3, 2021 relates only to the Fund’s former principal investment strategies.

♦ Average annual total return since 04/30/2011.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 0.73% for Institutional Class shares, 0.83% for I-2 shares, 1.03% for Class A shares, and 1.78% for Class C shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

Investment Objective and Strategy Overview

PIMCO Low Duration Credit Fund seeks a high level of current income, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments. “Fixed Income Instruments” include bank loans (including, among others, covenant-lite obligations), bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»

Security selection within the high yield financial sector, particularly overweight exposure to a middle market insurance brokerage, contributed to performance, as strength in underlying property and casualty insurance premiums buoyed revenue growth.

»

Underweight exposure to the high yield media sector contributed to performance, as a particular media company suffered declines in both advertising and distribution revenues due to general entertainment audience declines.

»

Security selection within the high yield technology sector, particularly overweight exposure in the fourth quarter of 2023 to a travel software solutions provider, contributed to performance, as leisure travel continues to recover to pre-COVID levels.

»

Security selection within the bank loan media sector, particularly underweight exposure to a U.S. television broadcaster, detracted from performance, as the company benefited from higher pricing on newly renegotiated contracts.

»

Security selection within the bank loan real estate investment trust (“REIT”) sector, particularly overweight exposure in the second quarter of 2023 to a REIT focused on commercial, residential and mixed-use real estate in key urban markets, detracted from performance, as deterioration of leverage and coverage metrics led to a downgrade by two ratings agencies.

»

Security selection within the bank loan retailer and supermarket sector, particularly overweight exposure in 2023 to a supplier of premium pet food, detracted from performance, as decreased demand for premium pet products exacerbated volume pressures.

12	PIMCO CREDIT BOND FUNDS

PIMCO Low Duration Income Fund

Institutional Class - PFIIX	Class A - PFIAX
I-2 - PFTPX	Class C - PFNCX
I-3 - PFNIX	Class C-2 - PLDCX

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2024†§

U.S. Government Agencies	46.2%

Non-Agency Mortgage-Backed Securities	15.4%

Asset-Backed Securities	14.7%

Corporate Bonds & Notes	10.4%

U.S. Treasury Obligations	5.5%

Sovereign Issues	3.5%

Loan Participations and Assignments	2.3%

Short-Term Instruments‡	1.7%

Other	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Fund Inception (07/30/04)
PIMCO Low Duration Income Fund Institutional Class	8.19%	3.20%	3.33%	3.69%
PIMCO Low Duration Income Fund I-2	8.08%	3.10%	3.22%	3.59%
PIMCO Low Duration Income Fund I-3	8.05%	3.05%	3.20%	3.59%
PIMCO Low Duration Income Fund Class A	7.76%	2.79%	2.92%	3.28%
PIMCO Low Duration Income Fund Class A (adjusted)	5.33%	2.32%	2.69%	3.16%
PIMCO Low Duration Income Fund Class C	7.44%	2.48%	2.61%	2.96%
PIMCO Low Duration Income Fund Class C (adjusted)	6.44%	2.48%	2.61%	2.96%
PIMCO Low Duration Income Fund Class C-2	7.23%	2.28%	2.40%	2.78%
PIMCO Low Duration Income Fund Class C-2 (adjusted)	6.23%	2.28%	2.40%	2.78%
Bloomberg U.S. Aggregate 1-3 Years Index	3.56%	1.31%	1.27%	2.16%♦
Lipper Short Investment Grade Debt Funds Average	5.12%	1.75%	1.59%	2.26%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 07/31/2004.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares, 1.00% CDSC on Class C and Class C-2 shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 0.59% for Institutional Class shares, 0.69% for I-2 shares, 0.79% for I-3 shares, 0.99% for Class A shares, 1.29% for Class C shares, and 1.49% for Class C-2 shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

Investment Objective and Strategy Overview

PIMCO Low Duration Income Fund seeks to maximize current income, with long-term capital appreciation as a secondary objective, by investing under normal circumstances at least 65% of its total assets in a multi-sector portfolio of Fixed Income Securities of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Long exposure to the U.S. cash rate contributed to performance, as the 3-month Secured Overnight Financing Rate remained elevated.

»	Holdings of agency mortgage-backed securities (“MBS”) contributed to performance, as agency MBS spreads tightened across the higher portion of the coupon stack.

»	Long exposure to U.S. duration contributed to performance, as interest rates fell across all tenors of the U.S. yield curve.

»	Short exposure to eurozone duration detracted from performance, as interest rates fell across the long-end portion of the eurozone swaps curve.

»	Short exposure to Japanese duration detracted from performance, as interest rates fell across the intermediate portion of the Japanese sovereign curve.

»	Long exposure to the Japanese yen detracted from performance, as the currency depreciated against the U.S. dollar.

ANNUAL REPORT	|	MARCH 31, 2024	13

PIMCO Preferred and Capital Securities Fund

Institutional Class - PFINX	Class A - PFANX
I-2 - PFPNX	Class C - PFCJX
I-3 - PFNNX

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2024†§

Corporate Bonds & Notes	50.1%

Preferred Securities	42.8%

Short-Term Instruments‡	7.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	Fund Inception (04/13/15)
PIMCO Preferred and Capital Securities Fund Institutional Class	15.58%	3.77%	4.75%
PIMCO Preferred and Capital Securities Fund I-2	15.50%	3.66%	4.65%
PIMCO Preferred and Capital Securities Fund I-3	15.39%	3.62%	4.59%
PIMCO Preferred and Capital Securities Fund Class A	15.16%	3.42%	4.39%
PIMCO Preferred and Capital Securities Fund Class A (adjusted)	10.84%	2.62%	3.94%
PIMCO Preferred and Capital Securities Fund Class C	14.42%	2.67%	3.62%
PIMCO Preferred and Capital Securities Fund Class C (adjusted)	13.42%	2.67%	3.62%
70% ICE BofA 8% Constrained Core West Preferred & Jr Subordinated Securities Index and 30% ICE BofA Contingent Capital Index	14.80%	3.97%	4.66%
Lipper Flexible Income Funds Average	11.80%	3.13%	3.45%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 04/30/2015.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 1.11% for Institutional Class shares, 1.21% for I-2 shares, 1.31% for I-3 shares, 1.46% for Class A shares, and 2.21% for Class C shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

Investment Objective and Strategy Overview

PIMCO Preferred and Capital Securities Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of preferred securities and Capital Securities. “Capital Securities” include securities issued by U.S. and non-U.S. financial institutions (including, but not limited to, banks and insurance companies) that can be used to satisfy their regulatory capital requirements. Capital Securities may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund will invest under normal circumstances at least 25% of its net assets in preferred securities. Assets not invested in preferred securities or Capital Securities may be invested in other types of Fixed Income Instruments, including derivative Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»

Overweight exposure to Dutch Additional Tier 1 (“AT1”) securities contributed to performance, as the broader AT1 market continued to benefit from a recovery in risk appetite after the banking crisis in March 2023.

»	Underweight exposure to U.S. duration contributed to performance, as rates rose.

»	Overweight exposure to Italian Tier 2 securities contributed to performance, as risk appetite continues to recover after the banking crisis of March 2023.

»

Security selection within the U.S. insurance capital sector, particularly underweight exposure to a leading retirement services company, detracted from performance, as it benefited from strong growth in retail fixed annuity products.

»	Security selection within U.S. preferred securities, particularly underweight exposure to a large regional bank, detracted from performance, as it recovered from volatility in the banking sector.

»	Underweight exposure to German AT1 securities detracted from performance, as the broader AT1 market continued to benefit from a recovery in risk appetite after the banking crisis in March 2023.

14	PIMCO CREDIT BOND FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2023 to March 31, 2024 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Credit Opportunities Bond Fund
Institutional Class	$1,000.00	$1,065.90	$4.42	$1,000.00	$1,020.59	$4.32	0.86%
I-2	1,000.00	1,067.00	4.93	1,000.00	1,020.09	4.82	0.96
Class A	1,000.00	1,063.90	6.47	1,000.00	1,018.60	6.32	1.26
Class C	1,000.00	1,059.80	10.29	1,000.00	1,014.87	10.07	2.01

PIMCO Diversified Income Fund
Institutional Class	$1,000.00	$1,092.30	$4.11	$1,000.00	$1,020.94	$3.97	0.79%
I-2	1,000.00	1,091.70	4.63	1,000.00	1,020.44	4.47	0.89
I-3	1,000.00	1,091.50	4.89	1,000.00	1,020.19	4.72	0.94
Administrative Class	1,000.00	1,090.90	5.41	1,000.00	1,019.69	5.22	1.04
Class A	1,000.00	1,090.10	6.18	1,000.00	1,018.95	5.97	1.19
Class C	1,000.00	1,086.10	10.06	1,000.00	1,015.22	9.72	1.94

PIMCO ESG Income Fund
Institutional Class	$1,000.00	$1,064.40	$6.52	$1,000.00	$1,018.55	$6.37	1.27%
I-2	1,000.00	1,063.90	7.03	1,000.00	1,018.05	6.87	1.37
I-3	1,000.00	1,063.60	7.34	1,000.00	1,017.75	7.17	1.43
Class A	1,000.00	1,062.30	8.56	1,000.00	1,016.56	8.37	1.67
Class C	1,000.00	1,058.40	12.39	1,000.00	1,012.83	12.11	2.42

ANNUAL REPORT	|	MARCH 31, 2024	15

Expense Examples	(Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO High Yield Spectrum Fund
Institutional Class	$1,000.00	$1,090.70	$3.43	$1,000.00	$1,021.58	$3.32	0.66%
I-2	1,000.00	1,090.20	3.95	1,000.00	1,021.08	3.82	0.76
I-3	1,000.00	1,089.90	4.26	1,000.00	1,020.79	4.12	0.82
Class A	1,000.00	1,088.80	5.25	1,000.00	1,019.84	5.07	1.01
Class C	1,000.00	1,084.80	9.12	1,000.00	1,016.11	8.82	1.76

PIMCO Long-Term Credit Bond Fund
Institutional Class	$1,000.00	$1,120.70	$8.38	$1,000.00	$1,016.96	$7.97	1.59%
I-2	1,000.00	1,120.10	8.91	1,000.00	1,016.46	8.47	1.69

PIMCO Low Duration Credit Fund
Institutional Class	$1,000.00	$1,071.40	$3.86	$1,000.00	$1,021.13	$3.77	0.75%
I-2	1,000.00	1,070.90	4.38	1,000.00	1,020.64	4.27	0.85
Class A	1,000.00	1,069.90	5.40	1,000.00	1,019.64	5.27	1.05
Class C	1,000.00	1,066.10	9.25	1,000.00	1,015.91	9.02	1.80

PIMCO Low Duration Income Fund
Institutional Class	$1,000.00	$1,059.40	$4.45	$1,000.00	$1,020.54	$4.37	0.87%
I-2	1,000.00	1,058.80	4.97	1,000.00	1,020.04	4.87	0.97
I-3	1,000.00	1,058.70	5.22	1,000.00	1,019.79	5.12	1.02
Class A	1,000.00	1,057.30	6.50	1,000.00	1,018.55	6.37	1.27
Class C	1,000.00	1,055.70	8.02	1,000.00	1,017.06	7.87	1.57
Class C-2	1,000.00	1,054.60	9.04	1,000.00	1,016.06	8.87	1.77

PIMCO Preferred and Capital Securities Fund (Consolidated)
Institutional Class	$1,000.00	$1,117.60	$5.63	$1,000.00	$1,019.54	$5.37	1.07%
I-2	1,000.00	1,118.60	6.16	1,000.00	1,019.05	5.87	1.17
I-3	1,000.00	1,116.30	6.42	1,000.00	1,018.80	6.12	1.22
Class A	1,000.00	1,116.20	7.47	1,000.00	1,017.80	7.12	1.42
Class C	1,000.00	1,112.50	11.40	1,000.00	1,014.07	10.87	2.17

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

16	PIMCO CREDIT BOND FUNDS

Benchmark Descriptions

Index*	Benchmark Description

1/3 each — Bloomberg Global Aggregate Credit ex Emerging Markets, USD Hedged; ICE BofA BB-B Rated Developed Markets High Yield Constrained Index, USD Hedged; and JPMorgan EMBI Global, USD Hedged	The Bloomberg Global Aggregate Credit ex Emerging Markets (USD Hedged) provides a broad-based measure of the global developed markets investment-grade fixed income markets. The ICE BofA BB-B Rated Developed Markets High Yield Constrained Index (USD Hedged) tracks the performance of below investment grade bonds of corporate issuers domiciled in developed market countries rated BB1 through B3, based on an average of Moody’s, S&P and Fitch. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index is rebalanced on the last calendar day of the month. The JPMorgan EMBI Global (USD Hedged) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds and local market instruments.

3 Month USD LIBOR	The 3 Month USD LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

50% ICE BofA 1-5 Year US High Yield Constrained Index and 50% J.P. Morgan Leveraged Loan Index	The benchmark is a blend of 50% ICE BofA 1-5 Year US High Yield Constrained Index and 50% J.P. Morgan Leveraged Loan Index. The ICE BofA 1-5 Year US High Yield Constrained Index is designed to track the performance of short-term U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market with at least one year and less than five years remaining term to final maturity, at least 18 months to final maturity at issuance, a fixed coupon schedule and a minimum amount outstanding of $250 million. The J.P. Morgan Leveraged Loan Index is designed to mirror the investable universe of USD institutional leveraged loans and is comprised of issuers domiciled across global markets (the international component is comprised of developed market-domiciled issuers only).

70% ICE BofA 8% Constrained Core West Preferred & Jr Subordinated Securities Index and 30% ICE BofA Contingent Capital Index	The benchmark is a blend of 70% ICE BofA 8% Constrained Core West Preferred & Jr Subordinated Securities Index and 30% ICE BofA Contingent Capital Index. The ICE BofA 8% Constrained Core West Preferred & Jr Subordinated Securities Index tracks the performance of US dollar denominated high grade and high yield preferred securities and deeply subordinated corporate debt issued in the US domestic market. Qualifying securities must be rated at least B3, based on an average of Moody’s, S&P and Fitch and have a country of risk of either the U.S. or a Western European country. Qualifying preferred securities must be issued as public securities or through a 144a filing, must have a fixed or floating dividend schedule and must have a minimum amount outstanding of $100 million. The ICE BofA Contingent Capital Index tracks the performance of investment grade and below investment grade contingent capital debt publicly issued in the major domestic and eurobond markets. Qualifying securities must have a capital-dependent conversion feature and must be rated by either Moody’s, S&P or Fitch. In addition, qualifying securities must have at least one month remaining term to final maturity and at least 18 months to maturity at point of issuance. For investment grade debt, qualifying currencies and their respective minimum size requirements (in local currency terms) are: AUD 100 million; CAD 100 million; EUR 250 million; JPY 20 billion; GBP 100 million; and USD 250 million. For below investment grade debt, minimum size requirements are CAD 100 million, EUR 100 million, GBP 50 million, or USD 100 million.

Bloomberg Global Credit Hedged USD Index	Bloomberg Global Credit Hedged USD contains investment grade and high yield credit securities from the Multiverse represented in US Dollars on a hedged basis, (Multiverse is the merger of two groups: the Global Aggregate and the Global High Yield).

Bloomberg U.S. Aggregate 1-3 Years Index	Bloomberg U.S. Aggregate 1-3 Years Index represents securities that are SEC-registered, taxable, and dollar denominated with a maturity between one and three years. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Bloomberg U.S. Aggregate Index	Bloomberg U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

ANNUAL REPORT	|	MARCH 31, 2024	17

Benchmark Descriptions	(Cont.)

Index*	Benchmark Description

Bloomberg U.S. Long Credit Index	Bloomberg U.S. Long Credit Index includes both corporate and non-corporate sectors with maturities equal to or greater than 10 years. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The non-corporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government.

ICE BofA SOFR Overnight Rate Index	ICE BofA SOFR Overnight Rate Index tracks the performance of a synthetic asset paying SOFR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that days fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

ICE BofA Developed Markets High Yield Constrained (USD Hedged) Index	The ICE BofA Developed Markets High Yield Constrained (USD Hedged) Index is a subcomponent of the ICE BofA Global High Yield Constrained (USD Hedged) Index that excludes all non-developed countries.
* It is not possible to invest directly in an unmanaged index.

18	PIMCO CREDIT BOND FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	|	MARCH 31, 2024	19

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Credit Opportunities Bond Fund
Institutional Class

03/31/2024	$9.29	$0.49	$0.16	$0.65	$(0.46)	$0.00	$0.00	$(0.46)

03/31/2023	9.51	0.37	(0.23)	0.14	(0.36)	0.00	0.00	(0.36)

03/31/2022	9.99	0.30	(0.43)	(0.13)	(0.35)	0.00	0.00	(0.35)

03/31/2021	9.07	0.30	0.97	1.27	(0.35)	0.00	0.00	(0.35)

03/31/2020	9.90	0.41	(0.85)	(0.44)	(0.39)	0.00	0.00	(0.39)
I-2

03/31/2024	9.23	0.48	0.16	0.64	(0.45)	0.00	0.00	(0.45)

03/31/2023	9.47	0.36	(0.24)	0.12	(0.36)	0.00	0.00	(0.36)

03/31/2022	9.94	0.29	(0.42)	(0.13)	(0.34)	0.00	0.00	(0.34)

03/31/2021	9.03	0.29	0.96	1.25	(0.34)	0.00	0.00	(0.34)

03/31/2020	9.86	0.40	(0.84)	(0.44)	(0.39)	0.00	0.00	(0.39)
Class A

03/31/2024	9.29	0.46	0.15	0.61	(0.42)	0.00	0.00	(0.42)

03/31/2023	9.52	0.33	(0.23)	0.10	(0.33)	0.00	0.00	(0.33)

03/31/2022	10.00	0.26	(0.43)	(0.17)	(0.31)	0.00	0.00	(0.31)

03/31/2021	9.08	0.26	0.97	1.23	(0.31)	0.00	0.00	(0.31)

03/31/2020	9.91	0.37	(0.84)	(0.47)	(0.36)	0.00	0.00	(0.36)
Class C

03/31/2024	9.14	0.37	0.17	0.54	(0.36)	0.00	0.00	(0.36)

03/31/2023	9.37	0.25	(0.23)	0.02	(0.25)	0.00	0.00	(0.25)

03/31/2022	9.85	0.19	(0.43)	(0.24)	(0.24)	0.00	0.00	(0.24)

03/31/2021	8.95	0.18	0.95	1.13	(0.23)	0.00	0.00	(0.23)

03/31/2020	9.78	0.30	(0.84)	(0.54)	(0.29)	0.00	0.00	(0.29)

PIMCO Diversified Income Fund
Institutional Class

03/31/2024	$9.22	$0.42	$0.38	$0.80	$(0.42)	$0.00	$(0.03)	$(0.45)

03/31/2023	10.18	0.37	(0.86)	(0.49)	(0.47)	0.00	0.00	(0.47)

03/31/2022	11.04	0.35	(0.81)	(0.46)	(0.40)	0.00	0.00	(0.40)

03/31/2021	10.21	0.34	0.89	1.23	(0.40)	0.00	0.00	(0.40)

03/31/2020	10.86	0.35	(0.48)	(0.13)	(0.50)	(0.02)	0.00	(0.52)
I-2

03/31/2024	9.22	0.41	0.39	0.80	(0.42)	0.00	(0.03)	(0.45)

03/31/2023	10.18	0.36	(0.86)	(0.50)	(0.46)	0.00	0.00	(0.46)

03/31/2022	11.04	0.34	(0.81)	(0.47)	(0.39)	0.00	0.00	(0.39)

03/31/2021	10.21	0.33	0.89	1.22	(0.39)	0.00	0.00	(0.39)

03/31/2020	10.86	0.34	(0.48)	(0.14)	(0.49)	(0.02)	0.00	(0.51)
I-3

03/31/2024	9.22	0.41	0.38	0.79	(0.41)	0.00	(0.03)	(0.44)

03/31/2023	10.18	0.35	(0.86)	(0.51)	(0.45)	0.00	0.00	(0.45)

03/31/2022	11.04	0.34	(0.82)	(0.48)	(0.38)	0.00	0.00	(0.38)

03/31/2021	10.21	0.32	0.90	1.22	(0.39)	0.00	0.00	(0.39)

03/31/2020	10.86	0.34	(0.49)	(0.15)	(0.48)	(0.02)	0.00	(0.50)
Administrative Class

03/31/2024	9.22	0.40	0.38	0.78	(0.40)	0.00	(0.03)	(0.43)

03/31/2023	10.18	0.34	(0.86)	(0.52)	(0.44)	0.00	0.00	(0.44)

03/31/2022	11.04	0.33	(0.82)	(0.49)	(0.37)	0.00	0.00	(0.37)

03/31/2021	10.21	0.31	0.90	1.21	(0.38)	0.00	0.00	(0.38)

03/31/2020	10.86	0.33	(0.49)	(0.16)	(0.47)	(0.02)	0.00	(0.49)

20	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$9.48	7.13%	$203,385	0.89	%(f)	0.89	%(f)	0.82	%(f)	0.82	%(f)	5.29%	320%

9.29	1.62	170,305	0.91		0.91		0.90		0.90		3.96	158

9.51	(1.40)	235,277	0.90		0.90		0.90		0.90		3.07	84

9.99	14.06	268,038	0.90		0.90		0.90		0.90		3.10	99

9.07	(4.69)	232,487	0.92		0.92		0.90		0.90		4.13	138

9.42	7.09	132,752	0.99	(f)	0.99	(f)	0.92	(f)	0.92	(f)	5.20	320

9.23	1.33	105,067	1.01		1.01		1.00		1.00		3.93	158

9.47	(1.39)	123,293	1.00		1.00		1.00		1.00		2.97	84

9.94	13.92	115,116	1.00		1.00		1.00		1.00		3.01	99

9.03	(4.78)	55,030	1.02		1.02		1.00		1.00		4.03	138

9.48	6.75	23,358	1.29	(f)	1.29	(f)	1.22	(f)	1.22	(f)	4.90	320

9.29	1.13	20,412	1.31		1.31		1.30		1.30		3.58	158

9.52	(1.74)	23,819	1.30		1.30		1.30		1.30		2.65	84

10.00	13.61	19,542	1.30		1.30		1.30		1.30		2.68	99

9.08	(5.01)	19,607	1.32		1.32		1.30		1.30		3.73	138

9.32	6.00	2,005	2.04	(f)	2.04	(f)	1.97	(f)	1.97	(f)	4.10	320

9.14	0.30	2,244	2.06		2.06		2.05		2.05		2.75	158

9.37	(2.46)	3,656	2.05		2.05		2.05		2.05		1.91	84

9.85	12.73	3,866	2.05		2.05		2.05		2.05		1.91	99

8.95	(5.75)	5,206	2.07		2.07		2.05		2.05		3.00	138

$9.57	9.01%	$2,978,251	0.79%		0.79%		0.75%		0.75%		4.59%	247%

9.22	(4.75)	3,117,435	0.76		0.76		0.75		0.75		3.93	136

10.18	(4.37)	4,022,524	0.75		0.75		0.75		0.75		3.22	94

11.04	12.15	4,132,019	0.77		0.77		0.75		0.75		3.04	110

10.21	(1.45)	2,852,619	0.79		0.79		0.75		0.75		3.19	127

9.57	8.90	131,164	0.89		0.89		0.85		0.85		4.49	247

9.22	(4.85)	132,737	0.86		0.86		0.85		0.85		3.79	136

10.18	(4.47)	291,479	0.85		0.85		0.85		0.85		3.07	94

11.04	12.04	670,322	0.87		0.87		0.85		0.85		2.94	110

10.21	(1.55)	335,490	0.89		0.89		0.85		0.85		3.07	127

9.57	8.85	24,514	0.94		0.99		0.90		0.95		4.43	247

9.22	(4.90)	29,287	0.91		0.96		0.90		0.95		3.78	136

10.18	(4.51)	36,071	0.90		0.95		0.90		0.95		3.09	94

11.04	11.98	27,498	0.92		0.97		0.90		0.95		2.88	110

10.21	(1.60)	13,637	0.94		0.99		0.90		0.95		3.03	127

9.57	8.74	16,483	1.04		1.04		1.00		1.00		4.37	247

9.22	(5.00)	9,667	1.01		1.01		1.00		1.00		3.60	136

10.18	(4.61)	21,577	1.00		1.00		1.00		1.00		2.99	94

11.04	11.87	10,752	1.02		1.02		1.00		1.00		2.83	110

10.21	(1.70)	159,259	1.04		1.04		1.00		1.00		2.94	127

ANNUAL REPORT	|	MARCH 31, 2024	21

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Diversified Income Fund (Cont.)
Class A

03/31/2024	$9.22	$0.38	$0.39	$0.77	$(0.39)	$0.00	$(0.03)	$(0.42)

03/31/2023	10.18	0.33	(0.86)	(0.53)	(0.43)	0.00	0.00	(0.43)

03/31/2022	11.04	0.31	(0.81)	(0.50)	(0.36)	0.00	0.00	(0.36)

03/31/2021	10.21	0.29	0.90	1.19	(0.36)	0.00	0.00	(0.36)

03/31/2020	10.86	0.31	(0.49)	(0.18)	(0.45)	(0.02)	0.00	(0.47)
Class C

03/31/2024	9.22	0.32	0.38	0.70	(0.32)	0.00	(0.03)	(0.35)

03/31/2023	10.18	0.26	(0.86)	(0.60)	(0.36)	0.00	0.00	(0.36)

03/31/2022	11.04	0.23	(0.82)	(0.59)	(0.27)	0.00	0.00	(0.27)

03/31/2021	10.21	0.21	0.90	1.11	(0.28)	0.00	0.00	(0.28)

03/31/2020	10.86	0.23	(0.49)	(0.26)	(0.37)	(0.02)	0.00	(0.39)

PIMCO ESG Income Fund
Institutional Class

03/31/2024	$9.27	$0.45	$0.00	$0.45	$(0.41)	$0.00	$0.00	$(0.41)

03/31/2023	10.07	0.35	(0.61)	(0.26)	(0.51)	(0.03)	0.00	(0.54)

03/31/2022	10.35	0.24	(0.25)	(0.01)	(0.27)	0.00	0.00	(0.27)

09/30/2020 - 03/31/2021	10.00	0.10	0.34	0.44	(0.09)	0.00	0.00	(0.09)
I-2

03/31/2024	9.27	0.44	0.00	0.44	(0.40)	0.00	0.00	(0.40)

03/31/2023	10.07	0.34	(0.61)	(0.27)	(0.50)	(0.03)	0.00	(0.53)

03/31/2022	10.35	0.22	(0.24)	(0.02)	(0.26)	0.00	0.00	(0.26)

09/30/2020 - 03/31/2021	10.00	0.09	0.35	0.44	(0.09)	0.00	0.00	(0.09)
I-3

03/31/2024	9.27	0.43	0.01	0.44	(0.40)	0.00	0.00	(0.40)

03/31/2023	10.07	0.30	(0.57)	(0.27)	(0.50)	(0.03)	0.00	(0.53)

03/31/2022	10.35	0.19	(0.21)	(0.02)	(0.26)	0.00	0.00	(0.26)

09/30/2020 - 03/31/2021	10.00	0.09	0.34	0.43	(0.08)	0.00	0.00	(0.08)
Class A

03/31/2024	9.27	0.41	0.01	0.42	(0.38)	0.00	0.00	(0.38)

03/31/2023	10.07	0.31	(0.61)	(0.30)	(0.47)	(0.03)	0.00	(0.50)

03/31/2022	10.35	0.19	(0.24)	(0.05)	(0.23)	0.00	0.00	(0.23)

09/30/2020 - 03/31/2021	10.00	0.07	0.35	0.42	(0.07)	0.00	0.00	(0.07)
Class C

03/31/2024	9.27	0.34	0.01	0.35	(0.31)	0.00	0.00	(0.31)

03/31/2023	10.07	0.23	(0.60)	(0.37)	(0.40)	(0.03)	0.00	(0.43)

03/31/2022	10.35	0.13	(0.26)	(0.13)	(0.15)	0.00	0.00	(0.15)

09/30/2020 - 03/31/2021	10.00	0.03	0.35	0.38	(0.03)	0.00	0.00	(0.03)

PIMCO High Yield Spectrum Fund
Institutional Class

03/31/2024	$8.59	$0.49	$0.49	$0.98	$(0.54)	$0.00	$0.00	$(0.54)

03/31/2023	9.49	0.43	(0.67)	(0.24)	(0.66)	0.00	0.00	(0.66)

03/31/2022	10.03	0.41	(0.46)	(0.05)	(0.49)	0.00	0.00	(0.49)

03/31/2021	8.58	0.45	1.47	1.92	(0.47)	0.00	0.00	(0.47)

03/31/2020	9.71	0.54	(1.12)	(0.58)	(0.55)	0.00	0.00	(0.55)
I-2

03/31/2024	8.59	0.48	0.49	0.97	(0.53)	0.00	0.00	(0.53)

03/31/2023	9.49	0.43	(0.68)	(0.25)	(0.65)	0.00	0.00	(0.65)

03/31/2022	10.03	0.40	(0.46)	(0.06)	(0.48)	0.00	0.00	(0.48)

03/31/2021	8.58	0.44	1.47	1.91	(0.46)	0.00	0.00	(0.46)

03/31/2020	9.71	0.52	(1.11)	(0.59)	(0.54)	0.00	0.00	(0.54)

22	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.57	8.58%	$173,452	1.19%		1.19%		1.15%		1.15%		4.19%		247%

9.22	(5.14)	202,770	1.16		1.16		1.15		1.15		3.52		136

10.18	(4.75)	290,939	1.15		1.15		1.15		1.15		2.81		94

11.04	11.71	361,780	1.17		1.17		1.15		1.15		2.64		110

10.21	(1.84)	297,090	1.19		1.19		1.15		1.15		2.78		127

9.57	7.78	26,564	1.94		1.94		1.90		1.90		3.44		247

9.22	(5.85)	30,275	1.91		1.91		1.90		1.90		2.76		136

10.18	(5.46)	49,134	1.90		1.90		1.90		1.90		2.05		94

11.04	10.87	67,889	1.92		1.92		1.90		1.90		1.89		110

10.21	(2.58)	77,114	1.94		1.94		1.90		1.90		2.04		127

$9.31	5.05%	$210,539	1.00%		1.00%		0.50%		0.50%		4.90%		261%

9.27	(2.50)	204,462	0.55		0.55		0.51		0.51		3.70		320

10.07	(0.09)	155,174	0.52		0.52		0.51		0.51		2.28		50

10.35	4.43	37,125	0.52	*	1.14	*	0.50	*	1.12	*	1.87	*	135

9.31	4.95	20,454	1.10		1.10		0.60		0.60		4.79		261

9.27	(2.59)	16,996	0.65		0.65		0.61		0.61		3.54		320

10.07	(0.19)	17,691	0.62		0.62		0.61		0.61		2.14		50

10.35	4.38	1,421	0.62	*	1.24	*	0.60	*	1.22	*	1.81	*	135

9.31	4.89	4,925	1.15		1.20		0.65		0.70		4.74		261

9.27	(2.64)	4,255	0.70		0.75		0.66		0.71		3.11		320

10.07	(0.24)	23,132	0.67		0.72		0.66		0.71		1.91		50

10.35	4.35	45	0.72	*	1.34	*	0.70	*	1.32	*	1.69	*	135

9.31	4.63	2,240	1.40		1.40		0.90		0.90		4.52		261

9.27	(2.88)	2,319	0.95		0.95		0.91		0.91		3.24		320

10.07	(0.49)	1,809	0.92		0.92		0.91		0.91		1.87		50

10.35	4.23	23	0.92	*	1.54	*	0.90	*	1.52	*	1.46	*	135

9.31	3.86	193	2.20	(e)	2.20	(e)	1.65	(e)	1.65	(e)	3.76		261

9.27	(3.62)	96	1.70		1.70		1.66		1.66		2.44		320

10.07	(1.24)	108	1.67		1.67		1.66		1.66		1.21		50

10.35	3.85	90	1.67	*	2.29	*	1.65	*	2.27	*	0.67	*	135

$9.03	11.80%	$153,871	0.65%		0.65%		0.60%		0.60%		5.68%		50%

8.59	(2.24)	96,560	0.62		0.62		0.60		0.60		4.94		51

9.49	(0.59)	135,530	0.61		0.61		0.60		0.60		4.10		43

10.03	22.77	170,488	0.62		0.62		0.60		0.60		4.67		39

8.58	(6.52)	101,092	0.62		0.62		0.60		0.60		5.47		27

9.03	11.69	140,892	0.75		0.75		0.70		0.70		5.56		50

8.59	(2.33)	122,281	0.72		0.72		0.70		0.70		4.87		51

9.49	(0.69)	151,560	0.71		0.71		0.70		0.70		4.04		43

10.03	22.65	238,069	0.72		0.72		0.70		0.70		4.60		39

8.58	(6.61)	134,676	0.72		0.72		0.70		0.70		5.34		27

ANNUAL REPORT	|	MARCH 31, 2024	23

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO High Yield Spectrum Fund (Cont.)
I-3

03/31/2024	$8.59	$0.47	$0.50	$0.97	$(0.53)	$0.00	$0.00	$(0.53)

03/31/2023	9.49	0.41	(0.66)	(0.25)	(0.65)	0.00	0.00	(0.65)

03/31/2022	10.03	0.39	(0.45)	(0.06)	(0.48)	0.00	0.00	(0.48)

03/31/2021	8.58	0.43	1.48	1.91	(0.46)	0.00	0.00	(0.46)

03/31/2020	9.71	0.52	(1.12)	(0.60)	(0.53)	0.00	0.00	(0.53)
Class A

03/31/2024	8.59	0.46	0.49	0.95	(0.51)	0.00	0.00	(0.51)

03/31/2023	9.49	0.40	(0.67)	(0.27)	(0.63)	0.00	0.00	(0.63)

03/31/2022	10.03	0.38	(0.46)	(0.08)	(0.46)	0.00	0.00	(0.46)

03/31/2021	8.58	0.42	1.47	1.89	(0.44)	0.00	0.00	(0.44)

03/31/2020	9.71	0.50	(1.12)	(0.62)	(0.51)	0.00	0.00	(0.51)
Class C

03/31/2024	8.59	0.40	0.48	0.88	(0.44)	0.00	0.00	(0.44)

03/31/2023	9.49	0.34	(0.67)	(0.33)	(0.57)	0.00	0.00	(0.57)

03/31/2022	10.03	0.30	(0.46)	(0.16)	(0.38)	0.00	0.00	(0.38)

03/31/2021	8.58	0.36	1.46	1.82	(0.37)	0.00	0.00	(0.37)

03/31/2020	9.71	0.42	(1.11)	(0.69)	(0.44)	0.00	0.00	(0.44)

PIMCO Long-Term Credit Bond Fund
Institutional Class

03/31/2024	$9.11	$0.36	$(0.10)	$0.26	$(0.40)	$0.00	$(0.02)	$(0.42)

03/31/2023	10.87	0.39	(1.64)	(1.25)	(0.45)	(0.06)	0.00	(0.51)

03/31/2022	12.28	0.48	(0.98)	(0.50)	(0.57)	(0.34)	0.00	(0.91)

03/31/2021	12.08	0.50	0.74	1.24	(0.58)	(0.46)	0.00	(1.04)

03/31/2020	11.69	0.48	0.54	1.02	(0.59)	(0.04)	0.00	(0.63)
I-2

03/31/2024	9.11	0.35	(0.10)	0.25	(0.39)	0.00	(0.02)	(0.41)

03/31/2023	10.87	0.38	(1.63)	(1.25)	(0.45)	(0.06)	0.00	(0.51)

03/31/2022	12.28	0.47	(0.98)	(0.51)	(0.56)	(0.34)	0.00	(0.90)

03/31/2021	12.08	0.49	0.73	1.22	(0.56)	(0.46)	0.00	(1.02)

03/31/2020	11.69	0.47	0.54	1.01	(0.58)	(0.04)	0.00	(0.62)

PIMCO Low Duration Credit Fund
Institutional Class

03/31/2024	$8.74	$0.64	$0.27	$0.91	$(0.63)	$0.00	$0.00	$(0.63)

03/31/2023	9.09	0.44	(0.29)	0.15	(0.50)	0.00	0.00	(0.50)

03/31/2022	9.31	0.34	(0.18)	0.16	(0.34)	(0.04)	0.00	(0.38)

03/31/2021	8.63	0.31	0.70	1.01	(0.33)	0.00	0.00	(0.33)

03/31/2020	9.73	0.43	(1.06)	(0.63)	(0.47)	0.00	0.00	(0.47)
I-2

03/31/2024	8.74	0.63	0.27	0.90	(0.62)	0.00	0.00	(0.62)

03/31/2023	9.09	0.46	(0.32)	0.14	(0.49)	0.00	0.00	(0.49)

03/31/2022	9.31	0.33	(0.18)	0.15	(0.33)	(0.04)	0.00	(0.37)

03/31/2021	8.63	0.31	0.69	1.00	(0.32)	0.00	0.00	(0.32)

03/31/2020	9.73	0.42	(1.06)	(0.64)	(0.46)	0.00	0.00	(0.46)
Class A

03/31/2024	8.74	0.61	0.27	0.88	(0.60)	0.00	0.00	(0.60)

03/31/2023	9.09	0.46	(0.33)	0.13	(0.48)	0.00	0.00	(0.48)

03/31/2022	9.31	0.31	(0.18)	0.13	(0.31)	(0.04)	0.00	(0.35)

03/31/2021	8.63	0.29	0.70	0.99	(0.31)	0.00	0.00	(0.31)

03/31/2020	9.73	0.40	(1.06)	(0.66)	(0.44)	0.00	0.00	(0.44)

24	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.03	11.63%	$770	0.80%	0.85%	0.75%	0.80%	5.44%	50%

8.59	(2.38)	11,785	0.77	0.82	0.75	0.80	4.71	51

9.49	(0.74)	2,249	0.76	0.81	0.75	0.80	3.94	43

10.03	22.59	3,621	0.77	0.82	0.75	0.80	4.41	39

8.58	(6.66)	445	0.77	0.82	0.75	0.80	5.28	27

9.03	11.42	45,235	1.00	1.00	0.95	0.95	5.31	50

8.59	(2.58)	40,642	0.97	0.97	0.95	0.95	4.63	51

9.49	(0.93)	48,680	0.96	0.96	0.95	0.95	3.80	43

10.03	22.35	54,395	0.97	0.97	0.95	0.95	4.43	39

8.58	(6.85)	50,039	0.97	0.97	0.95	0.95	5.08	27

9.03	10.59	4,703	1.75	1.75	1.70	1.70	4.57	50

8.59	(3.31)	4,222	1.72	1.72	1.70	1.70	3.87	51

9.49	(1.67)	5,249	1.71	1.71	1.70	1.70	3.06	43

10.03	21.44	5,265	1.72	1.72	1.70	1.70	3.72	39

8.58	(7.54)	6,862	1.72	1.72	1.70	1.70	4.33	27

$8.95	3.04%	$3,120,547	1.51%	1.51%	0.55%	0.55%	4.12%	140%

9.11	(11.30)	2,916,169	0.99	0.99	0.55	0.55	4.27	85

10.87	(4.81)	3,512,411	0.57	0.57	0.55	0.55	3.86	59

12.28	9.84	3,483,341	0.59	0.59	0.55	0.55	3.79	103

12.08	8.59	3,313,697	0.84	0.84	0.55	0.55	3.84	180

8.95	2.94	199,970	1.61	1.61	0.65	0.65	4.05	140

9.11	(11.39)	104,751	1.09	1.09	0.65	0.65	4.16	85

10.87	(4.90)	110,710	0.67	0.67	0.65	0.65	3.76	59

12.28	9.73	133,698	0.69	0.69	0.65	0.65	3.69	103

12.08	8.49	197,002	0.94	0.94	0.65	0.65	3.71	180

$9.02	10.82%	$97,677	0.75%	0.75%	0.70%	0.70%	7.29%	91%

8.74	1.84	97,086	0.73	0.73	0.70	0.70	5.04	32

9.09	1.74	348,698	0.73	0.73	0.70	0.70	3.63	134

9.31	11.85	210,739	0.73	0.73	0.70	0.70	3.42	184

8.63	(6.94)	151,077	0.75	0.75	0.70	0.70	4.42	49

9.02	10.71	6,546	0.85	0.85	0.80	0.80	7.16	91

8.74	1.74	8,418	0.83	0.83	0.80	0.80	5.21	32

9.09	1.64	12,997	0.83	0.83	0.80	0.80	3.52	134

9.31	11.74	22,046	0.83	0.83	0.80	0.80	3.34	184

8.63	(7.03)	25,932	0.85	0.85	0.80	0.80	4.30	49

9.02	10.49	41,115	1.05	1.05	1.00	1.00	6.98	91

8.74	1.53	51,962	1.03	1.03	1.00	1.00	5.21	32

9.09	1.43	64,194	1.03	1.03	1.00	1.00	3.32	134

9.31	11.52	54,219	1.03	1.03	1.00	1.00	3.16	184

8.63	(7.22)	52,228	1.05	1.05	1.00	1.00	4.13	49

ANNUAL REPORT	|	MARCH 31, 2024	25

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Low Duration Credit Fund (Cont.)
Class C

03/31/2024	$8.74	$0.54	$0.28	$0.82	$(0.54)	$0.00	$0.00	$(0.54)

03/31/2023	9.09	0.40	(0.34)	0.06	(0.41)	0.00	0.00	(0.41)

03/31/2022	9.31	0.24	(0.18)	0.06	(0.24)	(0.04)	0.00	(0.28)

03/31/2021	8.63	0.21	0.71	0.92	(0.24)	0.00	0.00	(0.24)

03/31/2020	9.73	0.33	(1.06)	(0.73)	(0.37)	0.00	0.00	(0.37)

PIMCO Low Duration Income Fund
Institutional Class

03/31/2024	$7.78	$0.37	$0.25	$0.62	$(0.37)	$0.00	$(0.02)	$(0.39)

03/31/2023	8.29	0.29	(0.27)	0.02	(0.53)	0.00	0.00	(0.53)

03/31/2022	8.67	0.23	(0.35)	(0.12)	(0.26)	0.00	0.00	(0.26)

03/31/2021	7.95	0.25	0.75	1.00	(0.23)	0.00	(0.05)	(0.28)

03/31/2020	8.58	0.32	(0.55)	(0.23)	(0.40)	0.00	0.00	(0.40)
I-2

03/31/2024	7.78	0.36	0.25	0.61	(0.36)	0.00	(0.02)	(0.38)

03/31/2023	8.29	0.28	(0.27)	0.01	(0.52)	0.00	0.00	(0.52)

03/31/2022	8.67	0.22	(0.34)	(0.12)	(0.26)	0.00	0.00	(0.26)

03/31/2021	7.95	0.24	0.75	0.99	(0.22)	0.00	(0.05)	(0.27)

03/31/2020	8.58	0.31	(0.55)	(0.24)	(0.39)	0.00	0.00	(0.39)
I-3

03/31/2024	7.78	0.36	0.25	0.61	(0.36)	0.00	(0.02)	(0.38)

03/31/2023	8.29	0.27	(0.26)	0.01	(0.52)	0.00	0.00	(0.52)

03/31/2022	8.67	0.21	(0.34)	(0.13)	(0.25)	0.00	0.00	(0.25)

03/31/2021	7.95	0.24	0.75	0.99	(0.22)	0.00	(0.05)	(0.27)

03/31/2020	8.58	0.31	(0.56)	(0.25)	(0.38)	0.00	0.00	(0.38)
Class A

03/31/2024	7.78	0.34	0.25	0.59	(0.34)	0.00	(0.02)	(0.36)

03/31/2023	8.29	0.26	(0.27)	(0.01)	(0.50)	0.00	0.00	(0.50)

03/31/2022	8.67	0.19	(0.34)	(0.15)	(0.23)	0.00	0.00	(0.23)

03/31/2021	7.95	0.22	0.75	0.97	(0.20)	0.00	(0.05)	(0.25)

03/31/2020	8.58	0.28	(0.55)	(0.27)	(0.36)	0.00	0.00	(0.36)
Class C

03/31/2024	7.78	0.32	0.25	0.57	(0.32)	0.00	(0.02)	(0.34)

03/31/2023	8.29	0.23	(0.27)	(0.04)	(0.47)	0.00	0.00	(0.47)

03/31/2022	8.67	0.17	(0.35)	(0.18)	(0.20)	0.00	0.00	(0.20)

03/31/2021	7.95	0.19	0.75	0.94	(0.17)	0.00	(0.05)	(0.22)

03/31/2020	8.58	0.26	(0.55)	(0.29)	(0.34)	0.00	0.00	(0.34)
Class C-2

03/31/2024	7.78	0.30	0.25	0.55	(0.30)	0.00	(0.02)	(0.32)

03/31/2023	8.29	0.22	(0.27)	(0.05)	(0.46)	0.00	0.00	(0.46)

03/31/2022	8.67	0.15	(0.34)	(0.19)	(0.19)	0.00	0.00	(0.19)

10/21/2020 - 03/31/2021	8.47	0.08	0.20	0.28	(0.03)	0.00	(0.05)	(0.08)

PIMCO Preferred and Capital Securities Fund (Consolidated)
Institutional Class

03/31/2024	$8.26	$0.46	$0.80	$1.26	$(0.34)	$0.00	$(0.11)	$(0.45)

03/31/2023	10.24	0.43	(1.63)	(1.20)	(0.69)	(0.09)	0.00	(0.78)

03/31/2022	11.10	0.38	(0.62)	(0.24)	(0.41)	(0.21)	0.00	(0.62)

03/31/2021	9.23	0.40	1.88	2.28	(0.41)	0.00	0.00	(0.41)

03/31/2020	9.98	0.41	(0.63)	(0.22)	(0.50)	(0.03)	0.00	(0.53)

26	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.02	9.70%	$4,862	1.80%	1.80%	1.75%	1.75%	6.23%	91%

8.74	0.77	6,278	1.78	1.78	1.75	1.75	4.51	32

9.09	0.68	6,818	1.78	1.78	1.75	1.75	2.57	134

9.31	10.68	9,975	1.78	1.78	1.75	1.75	2.34	184

8.63	(7.91)	22,627	1.80	1.80	1.75	1.75	3.39	49

$8.01	8.19%	$3,414,615	0.81%	0.81%	0.50%	0.50%	4.78%	588%

7.78	0.31	2,805,010	0.59	0.59	0.50	0.50	3.61	447

8.29	(1.41)	3,636,332	0.50	0.50	0.50	0.50	2.63	581

8.67	12.72	2,204,463	0.54	0.54	0.51	0.51	2.96	410

7.95	(2.94)	1,644,585	0.55	0.55	0.51	0.51	3.77	432

8.01	8.08	4,414,452	0.91	0.91	0.60	0.60	4.67	588

7.78	0.21	4,565,042	0.69	0.69	0.60	0.60	3.52	447

8.29	(1.51)	5,060,851	0.60	0.60	0.60	0.60	2.55	581

8.67	12.61	3,109,079	0.64	0.64	0.61	0.61	2.85	410

7.95	(3.04)	2,246,989	0.65	0.65	0.61	0.61	3.64	432

8.01	8.05	98,762	0.96	1.01	0.65	0.70	4.61	588

7.78	0.17	97,886	0.74	0.79	0.65	0.70	3.43	447

8.29	(1.56)	133,106	0.65	0.70	0.65	0.70	2.49	581

8.67	12.57	87,455	0.69	0.74	0.66	0.71	2.82	410

7.95	(3.09)	20,116	0.70	0.75	0.66	0.71	3.63	432

8.01	7.76	1,684,002	1.21	1.21	0.90	0.90	4.37	588

7.78	(0.09)	1,575,385	0.99	0.99	0.90	0.90	3.19	447

8.29	(1.80)	2,061,864	0.90	0.90	0.90	0.90	2.23	581

8.67	12.28	1,784,043	0.94	0.94	0.91	0.91	2.55	410

7.95	(3.33)	1,322,295	0.95	0.95	0.91	0.91	3.33	432

8.01	7.44	183,766	1.51	1.51	1.20	1.20	4.07	588

7.78	(0.39)	184,647	1.29	1.29	1.20	1.20	2.91	447

8.29	(2.10)	224,472	1.20	1.20	1.20	1.20	1.93	581

8.67	11.95	212,807	1.24	1.24	1.21	1.21	2.25	410

7.95	(3.62)	200,678	1.25	1.25	1.21	1.21	3.07	432

8.01	7.23	9,273	1.71	1.71	1.40	1.40	3.88	588

7.78	(0.59)	7,983	1.49	1.49	1.40	1.40	2.71	447

8.29	(2.29)	9,357	1.40	1.40	1.40	1.40	1.77	581

8.67	3.35	3,209	1.44 *	1.44 *	1.41 *	1.41 *	2.04 *	410

$9.07	15.58%	$567,307	1.13%	1.22%	0.79%	0.88%	5.43%	49%

8.26	(12.22)	691,702	1.02	1.11	0.79	0.88	4.55	19

10.24	(2.40)	1,500,453	0.79	0.88	0.79	0.88	3.38	22

11.10	24.86	1,216,087	0.81	0.91	0.79	0.89	3.74	59

9.23	(2.68)	788,615	0.79	0.87	0.78	0.86	3.92	67

ANNUAL REPORT	|	MARCH 31, 2024	27

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Preferred and Capital Securities Fund (Consolidated) (Cont.)
I-2

03/31/2024	$8.24	$0.45	$0.80	$1.25	$(0.33)	$0.00	$(0.11)	$(0.44)

03/31/2023	10.21	0.41	(1.61)	(1.20)	(0.68)	(0.09)	0.00	(0.77)

03/31/2022	11.08	0.36	(0.62)	(0.26)	(0.40)	(0.21)	0.00	(0.61)

03/31/2021	9.21	0.39	1.88	2.27	(0.40)	0.00	0.00	(0.40)

03/31/2020	9.97	0.40	(0.64)	(0.24)	(0.49)	(0.03)	0.00	(0.52)
I-3

03/31/2024	8.22	0.45	0.79	1.24	(0.33)	0.00	(0.11)	(0.44)

03/31/2023	10.19	0.41	(1.61)	(1.20)	(0.68)	(0.09)	0.00	(0.77)

03/31/2022	11.06	0.35	(0.61)	(0.26)	(0.40)	(0.21)	0.00	(0.61)

03/31/2021	9.20	0.38	1.88	2.26	(0.40)	0.00	0.00	(0.40)

03/31/2020	9.95	0.40	(0.63)	(0.23)	(0.49)	(0.03)	0.00	(0.52)
Class A

03/31/2024	8.22	0.43	0.79	1.22	(0.31)	0.00	(0.11)	(0.42)

03/31/2023	10.18	0.39	(1.60)	(1.21)	(0.66)	(0.09)	0.00	(0.75)

03/31/2022	11.05	0.33	(0.61)	(0.28)	(0.38)	(0.21)	0.00	(0.59)

03/31/2021	9.19	0.36	1.88	2.24	(0.38)	0.00	0.00	(0.38)

03/31/2020	9.95	0.37	(0.63)	(0.26)	(0.47)	(0.03)	0.00	(0.50)
Class C

03/31/2024	8.18	0.36	0.80	1.16	(0.25)	0.00	(0.11)	(0.36)

03/31/2023	10.15	0.32	(1.61)	(1.29)	(0.59)	(0.09)	0.00	(0.68)

03/31/2022	11.03	0.25	(0.62)	(0.37)	(0.30)	(0.21)	0.00	(0.51)

03/31/2021	9.19	0.28	1.87	2.15	(0.31)	0.00	0.00	(0.31)

08/23/2019 - 03/31/2020	10.48	0.16	(1.08)	(0.92)	(0.34)	(0.03)	0.00	(0.37)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)

Expense ratio as presented is calculated based on average net assets for the period presented. Due to significant fluctuations in total net assets during the period, the expense ratio to average net assets differs from the total operating expense ratio in effect for each class. See Note 9, Fees and Expenses in the Notes to Financial Statements for additional information on how the Fund’s expenses are calculated.

(f)	Effective January 2, 2024, the Fund’s Investment advisory fees was decreased by 0.30% to an annual rate of 0.30%.

28	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.05	15.50%	$141,163	1.23%		1.32%		0.89%		0.98%		5.33%		49%

8.24	(12.25)	171,685	1.12		1.21		0.89		0.98		4.43		19

10.21	(2.58)	397,056	0.89		0.98		0.89		0.98		3.28		22

11.08	24.81	318,242	0.91		1.01		0.89		0.99		3.65		59

9.21	(2.87)	230,245	0.89		0.97		0.88		0.96		3.85		67

9.02	15.39	37,009	1.28		1.42		0.94		1.08		5.29		49

8.22	(12.27)	35,392	1.17		1.31		0.94		1.08		4.44		19

10.19	(2.65)	42,097	0.94		1.08		0.94		1.08		3.20		22

11.06	24.68	42,310	0.96		1.11		0.94		1.09		3.60		59

9.20	(2.80)	28,048	0.94		1.07		0.93		1.06		3.80		67

9.02	15.16	128,324	1.48		1.57		1.14		1.23		5.08		49

8.22	(12.40)	148,669	1.37		1.46		1.14		1.23		4.19		19

10.18	(2.82)	306,012	1.14		1.23		1.14		1.23		3.01		22

11.05	24.46	302,567	1.16		1.26		1.14		1.24		3.40		59

9.19	(3.06)	264,206	1.14		1.22		1.13		1.21		3.57		67

8.98	14.42	14,244	2.23		2.32		1.89		1.98		4.34		49

8.18	(13.13)	15,784	2.12		2.21		1.89		1.98		3.47		19

10.15	(3.56)	22,897	1.89		1.98		1.89		1.98		2.27		22

11.03	23.53	20,136	1.91		2.01		1.89		1.99		2.65		59

9.19	(9.21)	12,500	1.89	*	1.97	*	1.88	*	1.96	*	2.64	*	67

ANNUAL REPORT	|	MARCH 31, 2024	29

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Credit Opportunities Bond Fund	PIMCO Diversified Income Fund	PIMCO ESG Income Fund	PIMCO High Yield Spectrum Fund	PIMCO Long-Term Credit Bond Fund	PIMCO Low Duration Credit Fund	PIMCO Low Duration Income Fund

Assets:

Investments, at value
Investments in securities*	$412,506	$3,702,164	$288,939	$344,212	$4,260,016	$146,338	$13,918,088
Investments in Affiliates	17,262	298,944	0	5,465	52,566	6,660	219,736
Financial Derivative Instruments
Exchange-traded or centrally cleared	57	1,496	192	20	1,107	3	13,118
Over the counter	349	5,027	537	743	2,003	183	50,504
Cash	31	446	809	3	14	686	0
Deposits with counterparty	5,518	6,382	6,092	3,629	8,443	920	5,370
Foreign currency, at value	491	6,822	456	66	2,737	27	10,882
Receivable for investments sold	107	13,298	497	698	268,802	6,389	7,962
Receivable for investments sold on a delayed-delivery basis	8,674	0	12	0	0	0	4,512
Receivable for TBA investments sold	19,842	588,827	27,169	0	381,989	0	4,622,301
Receivable for Fund shares sold	3,308	2,087	305	655	33,288	22	19,506
Interest and/or dividends receivable	3,431	35,025	1,837	4,991	44,556	1,457	61,186
Dividends receivable from Affiliates	29	1,134	0	13	130	27	1,064
Reimbursement receivable from PIMCO	5	1	0	0	0	0	4
Prepaid expenses	0	0	0	4	0	3	0
Other assets	0	0	0	1	2	0	0
Total Assets	471,610	4,661,653	326,845	360,500	5,055,653	162,715	18,934,233

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$375	$1,619	$19,144	$1,910	$699,084	$0	$0
Payable for sale-buyback transactions	8,682	0	10,998	0	89,424	0	0
Payable for short sales	1,731	178,793	1,646	0	74,938	0	377,299
Financial Derivative Instruments
Exchange-traded or centrally cleared	180	475	241	1	749	6	7,817
Over the counter	233	1718	412	238	1,272	5	39,302
Payable for investments purchased	16,567	58,824	5,367	10,854	15,339	11,885	48,604
Payable for investments in Affiliates purchased	36	1,316	0	16	166	30	1,225
Payable for investments purchased on a delayed-delivery basis	0	0	160	0	0	0	18,118
Payable for TBA investments purchased	81,427	1,050,329	49,807	0	850,090	0	8,578,527
Payable for unfunded loan commitments	82	1,374	0	198	0	32	200
Deposits from counterparty	0	4,417	56	290	1,475	261	16,918
Payable for Fund shares redeemed	593	9,448	550	1,104	587	188	29,559
Distributions payable	0	673	8	212	464	2	4,121
Overdraft due to custodian	0	0	0	0	0	0	2,091
Accrued investment advisory fees	90	1,273	50	86	830	50	2,471
Accrued supervisory and administrative fees	104	890	53	103	708	40	2,272
Accrued distribution fees	1	20	0	3	0	3	50
Accrued servicing fees	5	44	1	11	0	10	395
Accrued taxes payable	0	0	0	0	0	0	394
Foreign capital gains tax payable	0	12	1	0	10	0	0
Other liabilities	4	0	0	3	0	3	0
Total Liabilities	110,110	1,311,225	88,494	15,029	1,735,136	12,515	9,129,363

Commitments and Contingent Liabilities^

Net Assets	$361,500	$3,350,428	$238,351	$345,471	$3,320,517	$150,200	$9,804,870

Net Assets Consist of:

Paid in capital	$429,296	$4,050,901	$259,182	$431,032	$4,200,664	$238,841	$10,883,547
Distributable earnings (accumulated loss)	(67,796)	(700,473)	(20,831)	(85,561)	(880,147)	(88,641)	(1,078,677)

Net Assets	$361,500	$3,350,428	$238,351	$345,471	$3,320,517	$150,200	$9,804,870

Cost of investments in securities	$417,427	$4,060,328	$305,277	$358,174	$4,765,988	$144,475	$14,493,610
Cost of investments in Affiliates	$17,197	$299,237	$0	$5,466	$52,566	$6,659	$219,765
Cost of foreign currency held	$496	$6,909	$462	$66	$3,864	$28	$10,977
Proceeds received on short sales	$1,677	$178,772	$1,651	$0	$74,888	$0	$378,737
Cost or premiums of financial derivative instruments, net	$(484)	$11,207	$330	$1,692	$38,744	$307	$51,307

* Includes repurchase agreements of:	$2,247	$1,695	$0	$460	$2,822	$202	$4,400

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information.

30	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2024

	PIMCO Credit Opportunities Bond Fund	PIMCO Diversified Income Fund	PIMCO ESG Income Fund	PIMCO High Yield Spectrum Fund	PIMCO Long-Term Credit Bond Fund	PIMCO Low Duration Credit Fund	PIMCO Low Duration Income Fund

Net Assets:

Institutional Class	$203,385	$2,978,251	$210,539	$153,871	$3,120,547	$97,677	$3,414,615
I-2	132,752	131,164	20,454	140,892	199,970	6,546	4,414,452
I-3	N/A	24,514	4,925	770	N/A	N/A	98,762
Administrative Class	N/A	16,483	N/A	N/A	N/A	N/A	N/A
Class A	23,358	173,452	2,240	45,235	N/A	41,115	1,684,002
Class C	2,005	26,564	193	4,703	N/A	4,862	183,766
Class C-2	N/A	N/A	N/A	N/A	N/A	N/A	9,273

Shares Issued and Outstanding:

Institutional Class	21,452	311,310	22,612	17,035	348,524	10,830	426,298
I-2	14,087	13,711	2,197	15,599	22,334	726	551,125
I-3	N/A	2,562	529	85	N/A	N/A	12,330
Administrative Class	N/A	1,723	N/A	N/A	N/A	N/A	N/A
Class A	2,464	18,131	241	5,008	N/A	4,559	210,241
Class C	215	2,777	21	521	N/A	539	22,942
Class C-2	N/A	N/A	N/A	N/A	N/A	N/A	1,158

Net Asset Value Per Share Outstanding(a):

Institutional Class	$9.48	$9.57	$9.31	$9.03	$8.95	$9.02	$8.01
I-2	9.42	9.57	9.31	9.03	8.95	9.02	8.01
I-3	N/A	9.57	9.31	9.03	N/A	N/A	8.01
Administrative Class	N/A	9.57	N/A	N/A	N/A	N/A	N/A
Class A	9.48	9.57	9.31	9.03	N/A	9.02	8.01
Class C	9.32	9.57	9.31	9.03	N/A	9.02	8.01
Class C-2	N/A	N/A	N/A	N/A	N/A	N/A	8.01

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

ANNUAL REPORT	|	MARCH 31, 2024	31

Consolidated Statement of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Preferred and Capital Securities Fund

Assets:

Investments, at value
Investments in securities*	$862,001
Investments in Affiliates	51,567
Financial Derivative Instruments
Exchange-traded or centrally cleared	433
Over the counter	1,937
Cash	2
Deposits with counterparty	6,068
Foreign currency, at value	1,579
Receivable for investments sold	14,472
Receivable for Fund shares sold	306
Interest and/or dividends receivable	10,225
Dividends receivable from Affiliates	261
Reimbursement receivable from PIMCO	82
Total Assets	948,933

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$52,908
Financial Derivative Instruments
Exchange-traded or centrally cleared	435
Over the counter	893
Payable for investments purchased	2,793
Payable for investments in Affiliates purchased	283
Deposits from counterparty	491
Payable for Fund shares redeemed	2,291
Accrued investment advisory fees	414
Accrued supervisory and administrative fees	337
Accrued distribution fees	9
Accrued servicing fees	32
Total Liabilities	60,886

Commitments and Contingent Liabilities^

Net Assets	$888,047

Net Assets Consist of:

Paid in capital	$1,223,930
Distributable earnings (accumulated loss)	(335,883)

Net Assets	$888,047

Cost of investments in securities	$907,253
Cost of investments in Affiliates	$51,544
Cost of foreign currency held	$1,574
Cost or premiums of financial derivative instruments, net	$(4,870)

* Includes repurchase agreements of:	$12,469

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information.

32	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2024

PIMCO Preferred and Capital Securities Fund

Net Assets:

Institutional Class	$567,307
I-2	141,163
I-3	37,009
Class A	128,324
Class C	14,244

Shares Issued and Outstanding:

Institutional Class	62,519
I-2	15,604
I-3	4,101
Class A	14,228
Class C	1,587

Net Asset Value Per Share Outstanding(a):

Institutional Class	$9.07
I-2	9.05
I-3	9.02
Class A	9.02
Class C	8.98

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	|	MARCH 31, 2024	33

Statements of Operations

Year Ended March 31, 2024
(Amounts in thousands†)	PIMCO Credit Opportunities Bond Fund	PIMCO Diversified Income Fund	PIMCO ESG Income Fund	PIMCO High Yield Spectrum Fund	PIMCO Long-Term Credit Bond Fund	PIMCO Low Duration Credit Fund	PIMCO Low Duration Income Fund

Investment Income:

Interest, net of foreign taxes*	$19,418	$159,493	$13,219	$18,561	$167,147	$11,007	$481,801
Dividends	22	191	0	53	773	4	718
Dividends from Investments in Affiliates	165	17,469	0	33	1,879	297	11,784
Miscellaneous income	57	543	0	179	264	62	1,538
Total Income	19,662	177,696	13,219	18,826	170,063	11,370	495,841

Expenses:

Investment advisory fees	1,653	14,854	560	893	9,061	566	26,631
Supervisory and administrative fees	1,097	10,397	589	1,076	7,711	455	24,793
Distribution and/or servicing fees - Administrative Class	N/A	33	N/A	N/A	N/A	N/A	N/A
Distribution and/or servicing fees - Class A	53	472	6	105	N/A	105	3,927
Distribution and/or servicing fees - Class C	20	270	1	44	N/A	53	983
Distribution and/or servicing fees - Class C-2	N/A	N/A	N/A	N/A	N/A	N/A	63
Trustee fees	2	22	1	2	20	1	58
Interest expense	224	1,331	1,121	148	28,933	68	27,357
Miscellaneous expense	2	30	11	6	27	5	39
Total Expenses	3,051	27,409	2,289	2,274	45,752	1,253	83,851
Waiver and/or Reimbursement by PIMCO	(11)	(11)	(4)	(3)	0	0	(44)
Net Expenses	3,040	27,398	2,285	2,271	45,752	1,253	83,807

Net Investment Income (Loss)	16,622	150,298	10,934	16,555	124,311	10,117	412,034

Net Realized Gain (Loss):

Investments in securities	(11,840)	(122,488)	(3,885)	(10,965)	(213,006)	(8,553)	(205,271)
Investments in Affiliates	(1)	(64)	0	0	30	2	47
Exchange-traded or centrally cleared financial derivative instruments	1,269	22,884	(3,537)	2,004	37,320	1,642	(72,506)
Over the counter financial derivative instruments	(608)	(1,810)	(1,019)	(384)	(503)	270	24,332
Short sales	399	0	0	0	0	0	0
Foreign currency	(6)	(96)	69	88	558	(8)	(2,743)

Net Realized Gain (Loss)	(10,787)	(101,574)	(8,372)	(9,257)	(175,601)	(6,647)	(256,141)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities, net of foreign capital gains tax**	14,246	226,706	1,897	22,789	137,464	11,263	225,486
Investments in Affiliates	65	653	0	(1)	(4)	0	16
Exchange-traded or centrally cleared financial derivative instruments	1,574	(4,282)	5,086	1,361	9,465	(584)	264,431
Over the counter financial derivative instruments	1,194	7,621	844	1,655	2,295	505	55,370
Short sales	(219)	0	0	0	0	0	0
Foreign currency assets and liabilities	22	170	(6)	67	(493)	(14)	2,972

Net Change in Unrealized Appreciation (Depreciation)	16,882	230,868	7,821	25,871	148,727	11,170	548,275

Net Increase (Decrease) in Net Assets Resulting from Operations	$22,717	$279,592	$10,383	$33,169	$97,437	$14,640	$704,168

* Foreign tax withholdings	$0	$5	$0	$0	$8	$0	$0

** Foreign capital gains tax	$0	$0	$0	$0	$0	$0	$(394)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

34	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Consolidated Statement of Operations

Year Ended March 31, 2024
(Amounts in thousands†)	PIMCO Preferred and Capital Securities Fund

Investment Income:

Interest	$58,734
Dividends	2,198
Dividends from Investments in Affiliates	4,154
Total Income	65,086

Expenses:

Investment advisory fees	5,006
Supervisory and administrative fees	4,091
Distribution and/or servicing fees - Class A	354
Distribution and/or servicing fees - Class C	150
Trustee fees	7
Interest expense	3,371
Miscellaneous expense	36
Total Expenses	13,015
Waiver and/or Reimbursement by PIMCO	(918)
Net Expenses	12,097

Net Investment Income (Loss)	52,989

Net Realized Gain (Loss):

Investments in securities	(79,188)
Investments in Affiliates	35
Exchange-traded or centrally cleared financial derivative instruments	(1,983)
Over the counter financial derivative instruments	(2,536)
Foreign currency	22

Net Realized Gain (Loss)	(83,650)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	165,171
Investments in Affiliates	(12)
Exchange-traded or centrally cleared financial derivative instruments	(1,170)
Over the counter financial derivative instruments	6,432
Foreign currency assets and liabilities	(38)

Net Change in Unrealized Appreciation (Depreciation)	170,383

Net Increase (Decrease) in Net Assets Resulting from Operations	$139,722

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	|	MARCH 31, 2024	35

Statements of Changes in Net Assets

	PIMCO Credit Opportunities Bond Fund		PIMCO Diversified Income Fund		PIMCO ESG Income Fund

(Amounts in thousands†)	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$16,622	$12,951	$150,298	$151,712	$10,934	$7,584
Net realized gain (loss)	(10,787)	(4,933)	(101,574)	(160,188)	(8,372)	1,997
Net change in unrealized appreciation (depreciation)	16,882	(5,089)	230,868	(231,586)	7,821	(13,788)

Net Increase (Decrease) in Net Assets Resulting from Operations	22,717	2,929	279,592	(240,062)	10,383	(4,207)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(9,309)	(7,537)	(135,917)	(168,303)	(9,068)	(10,476)
I-2	(5,523)	(4,185)	(5,706)	(8,736)	(781)	(1,210)
I-3	N/A	N/A	(1,008)	(1,480)	(179)	(759)
Administrative Class	N/A	N/A	(584)	(792)	N/A	N/A
Class A	(989)	(705)	(8,028)	(10,567)	(93)	(145)
Class C	(80)	(73)	(944)	(1,387)	(4)	(7)
Class C-2	N/A	N/A	N/A	N/A	N/A	N/A

Tax basis return of capital
Institutional Class	0	0	(8,865)	0	0	0
I-2	0	0	(380)	0	0	0
I-3	N/A	N/A	(68)	0	0	0
Administrative Class	N/A	N/A	(40)	0	N/A	N/A
Class A	0	0	(573)	0	0	0
Class C	0	0	(82)	0	0	0
Class C-2	N/A	N/A	N/A	N/A	N/A	N/A

Total Distributions(a)	(15,901)	(12,500)	(162,195)	(191,265)	(10,125)	(12,597)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	56,656	(78,446)	(289,140)	(758,226)	9,965	47,018

Total Increase (Decrease) in Net Assets	63,472	(88,017)	(171,743)	(1,189,553)	10,223	30,214

Net Assets:

Beginning of year	298,028	386,045	3,522,171	4,711,724	228,128	197,914
End of year	$361,500	$298,028	$3,350,428	$3,522,171	$238,351	$228,128

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

36	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

PIMCO High Yield Spectrum Fund		PIMCO Long-Term Credit Bond Fund		PIMCO Low Duration Credit Fund		PIMCO Low Duration Income Fund

Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023

$16,555	$13,863	$124,311	$140,999	$10,117	$14,853	$412,034	$349,571
(9,257)	(6,081)	(175,601)	(206,386)	(6,647)	(16,473)	(256,141)	(238,306)
25,871	(20,486)	148,727	(370,499)	11,170	(1,539)	548,275	(119,474)

33,169	(12,704)	97,437	(435,886)	14,640	(3,159)	704,168	(8,209)

(7,466)	(8,092)	(130,542)	(178,655)	(6,209)	(11,090)	(134,617)	(204,183)
(7,764)	(9,110)	(7,205)	(5,579)	(509)	(560)	(198,415)	(304,920)
(316)	(105)	N/A	N/A	N/A	N/A	(4,121)	(7,041)
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
(2,469)	(3,093)	N/A	N/A	(2,915)	(3,066)	(69,009)	(107,148)
(225)	(287)	N/A	N/A	(328)	(300)	(7,317)	(11,765)
N/A	N/A	N/A	N/A	N/A	N/A	(329)	(466)

0	0	(6,774)	0	0	0	(5,806)	0
0	0	(380)	0	0	0	(8,739)	0
0	0	N/A	N/A	N/A	N/A	(184)	0
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
0	0	N/A	N/A	0	0	(3,249)	0
0	0	N/A	N/A	0	0	(370)	0
N/A	N/A	N/A	N/A	N/A	N/A	(17)	0

(18,240)	(20,687)	(144,901)	(184,234)	(9,961)	(15,016)	(432,173)	(635,523)

55,052	(34,387)	347,061	17,919	(18,223)	(250,788)	296,922	(1,246,297)

69,981	(67,778)	299,597	(602,201)	(13,544)	(268,963)	568,917	(1,890,029)

275,490	343,268	3,020,920	3,623,121	163,744	432,707	9,235,953	11,125,982
$345,471	$275,490	$3,320,517	$3,020,920	$150,200	$163,744	$9,804,870	$9,235,953

ANNUAL REPORT	|	MARCH 31, 2024	37

Consolidated Statements of Changes in Net Assets

	PIMCO Preferred and Capital Securities Fund

(Amounts in thousands†)	Year Ended March 31, 2024	Year Ended March 31, 2023

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$52,989	$70,564
Net realized gain (loss)	(83,650)	(180,448)
Net change in unrealized appreciation (depreciation)	170,383	(104,510)

Net Increase (Decrease) in Net Assets Resulting from Operations	139,722	(214,394)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(26,018)	(79,179)
I-2	(5,613)	(19,945)
I-3	(971)	(2,763)
Class A	(5,036)	(16,685)
Class C	(427)	(1,358)

Tax basis return of capital
Institutional Class	(8,517)	0
I-2	(1,973)	0
I-3	(321)	0
Class A	(1,831)	0
Class C	(194)	0

Total Distributions(a)	(50,901)	(119,930)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(264,006)	(870,959)

Total Increase (Decrease) in Net Assets	(175,185)	(1,205,283)

Net Assets:

Beginning of year	1,063,232	2,268,515
End of year	$888,047	$1,063,232

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

38	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Statement of Cash Flows

Year Ended March 31, 2024
(Amounts in thousands†)	PIMCO Long-Term Credit Bond Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$97,437

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(6,063,202)
Proceeds from sales of long-term securities	5,279,642
(Purchases) Proceeds from sales of short-term portfolio investments, net	(21,039)
(Increase) decrease in deposits with counterparty	(3,180)
(Increase) decrease in receivable for investments sold	(521,378)
(Increase) decrease in interest and/or dividends receivable	(4,437)
(Increase) decrease in dividends receivable from Affiliates	(107)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	47,951
Proceeds from (Payments on) over the counter financial derivative instruments	159
Increase (decrease) in payable for investments purchased	685,783
Increase (decrease) in deposits from counterparty	(2,865)
Increase (decrease) in accrued investment advisory fees	25
Increase (decrease) in accrued supervisory and administrative fees	28
Proceeds from (Payments on) short sales transactions, net	74,888
Proceeds from (Payments on) foreign currency transactions	65
Increase (decrease) in foreign capital gains tax payable	8
Net Realized (Gain) Loss
Investments in securities	213,006
Investments in Affiliates	(30)
Exchange-traded or centrally cleared financial derivative instruments	(37,320)
Over the counter financial derivative instruments	503
Foreign currency	(558)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(137,464)
Investments in Affiliates	4
Exchange-traded or centrally cleared financial derivative instruments	(9,465)
Over the counter financial derivative instruments	(2,295)
Foreign currency assets and liabilities	493
Net amortization (accretion) on investments	1,158

Net Cash Provided by (Used for) Operating Activities	(402,190)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	1,406,683
Payments on shares redeemed	(1,232,141)
Cash distributions paid*	(2,677)
Proceeds from reverse repurchase agreements	68,647,458
Payments on reverse repurchase agreements	(68,500,845)
Proceeds from sale-buyback transactions	935,465
Payments on sale-buyback transactions	(852,775)

Net Cash Received from (Used for) Financing Activities	401,168

Net Increase (Decrease) in Cash and Foreign Currency	(1,022)

Cash and Foreign Currency:

Beginning of year	3,773
End of year	$2,751

*Reinvestment of distributions	$141,855

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$30,005
Non-Cash Payment In-Kind	$168

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

ANNUAL REPORT	|	MARCH 31, 2024	39

Schedule of Investments	PIMCO Credit Opportunities Bond Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 114.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 11.0%

Al Aqua Merger Sub, Inc.
TBD% - 9.579% (TSFR1M + 4.250%) due 07/31/2028 ~µ	$1,700	$1,710

Applied Systems, Inc.
8.809% (TSFR03M + 3.500%) due 02/24/2031 ~	700	705

Asurion Corp.
9.677% due 08/19/2028	1,696	1,641

Bausch & Lomb Corp.
9.330% (TSFR1M + 4.000%) due 09/29/2028 ~	1,692	1,694

BCPE Empire Holdings, Inc.
9.330% (TSFR1M + 4.000%) due 12/11/2028 ~	2,097	2,102

BDO U.S.A. PC
11.330% (TSFR1M + 6.000%) due 08/31/2028 «~	1,270	1,278

Caesars Entertainment Corp.
8.040% (TSFR03M + 2.750%) due 02/06/2031 ~	500	501

Charter Communications Operating LLC
7.302% - 7.329% (TSFR03M + 2.000%) due 12/07/2030 ~	700	694

Chromalloy Corp.
TBD% due 03/27/2031	400	399

Cloud Software Group, Inc.
9.909% due 03/30/2029	1,696	1,690

CNT Holdings I Corp.
8.817% (TSFR03M + 3.500%) due 11/08/2027 ~	800	802

Core & Main LP.
7.564% (TSFR03M + 2.250%) due 02/09/2031 ~	400	400

Cotiviti, Inc.
TBD% due 02/21/2031	900	899

Crown Subsea Communications Holding, Inc.
10.067% (TSFR03M + 4.750%) due 01/30/2031 ~	600	604

Emrld Borrower LP
7.790% (TSFR03M + 2.500%) due 05/31/2030 ~	723	724

Fleet Midco Ltd.
8.580% (TSFR03M + 3.250%) due 02/21/2031 ~	900	902

Forward Air Corp.
9.827% (TSFR1M + 4.500%) due 12/19/2030 ~	650	642

Lifepoint Health, Inc.
11.087% due 11/16/2028	1,700	1,707

Marriott Ownership Resorts, Inc.
7.180% (TSFR1M + 1.750%) due 08/29/2025 ~	600	599

Mauser Packaging Solutions Holding Co.
9.326% (TSFR1M + 4.000%) due 08/14/2026 ~	1,696	1,704

Merlin Entertainments Ltd.
TBD% due 11/12/2029	1,300	1,299

MH SUB I, LLC
9.580% (TSFR1M + 4.250%) due 05/03/2028 ~	997	993

NGL Energy Partners LP
9.830% (TSFR1M + 4.500%) due 02/02/2031 ~	500	502

Olympus Water U.S. Holding Corp.
9.566% (TSFR03M + 4.250%) due 11/09/2028 ~	1,636	1,643

Ontario Gaming GTA LP
9.559% (TSFR03M + 4.250%) due 08/01/2030 ~	200	201

Proofpoint, Inc.
TBD% due 08/31/2028	100	100

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

PUG LLC
10.075% (TSFR03M + 4.750%) due 03/15/2030 ~		$500	$501

Spirit AeroSystems, Inc.
9.563% (TSFR03M + 4.250%) due 01/15/2027 ~		1,400	1,408

Sunshine Investments BV
9.057% (TSFR03M + 3.750%) due 07/12/2029 ~		299	300

Trident TPI Holdings, Inc.
TBD% due 09/15/2028		1,800	1,804
TBD% (TSFR03M + 4.500%) due 09/15/2028 ~		1,694	1,697

Triton Water Holdings, Inc.
8.562% (TSFR03M + 3.250%) due 03/31/2028 ~		900	892
9.312% (TSFR03M + 4.000%) due 03/31/2028 ~		400	396

Truist Insurance Holdings LLC
TBD% due 03/24/2031		1,700	1,699

UKG, Inc.
8.814% (TSFR03M + 3.500%) due 02/10/2031 ~		1,000	1,006

United Airlines, Inc.
8.076% (TSFR03M + 2.750%) due 02/15/2031 ~		900	903

Vistra Zero Operating Co. LLC
TBD% due 03/20/2031		200	200

Wand NewCo 3, Inc.
9.080% (TSFR1M + 3.750%) due 01/30/2031 ~		100	100

Whatabrands LLC
8.692% (TSFR1M + 3.250%) due 08/03/2028 ~		100	100

WhiteWater DBR HoldCo LLC
8.052% (TSFR03M + 2.750%) due 03/03/2031 ~		500	501

Wrench Group, LLC
9.571% (TSFR03M + 4.000%) due 10/30/2028 ~		1,900	1,909

Total Loan Participations and Assignments (Cost $39,403)			39,551

CORPORATE BONDS & NOTES 70.1%

BANKING & FINANCE 30.8%

AerCap Ireland Capital DAC
2.875% due 08/14/2024		2,800	2,768

Akelius Residential Property Financing BV
1.125% due 01/11/2029	EUR	900	832

Allstate Corp.
8.507% (TSFR3M + 3.200%) due 08/15/2053 ~		$300	300

Ally Financial, Inc.
4.750% due 06/09/2027		1,700	1,652
6.848% due 01/03/2030 •		100	103

American Assets Trust LP
3.375% due 02/01/2031		400	326

American Homes 4 Rent LP
3.375% due 07/15/2051		1,800	1,200

American Tower Corp.
2.700% due 04/15/2031		1,400	1,186
2.950% due 01/15/2051		3,775	2,438
3.650% due 03/15/2027		100	96
5.800% due 11/15/2028		600	615

Antares Holdings LP
3.750% due 07/15/2027		250	229

Ares Capital Corp.
7.000% due 01/15/2027		900	926

Assured Guaranty U.S. Holdings, Inc.
6.125% due 09/15/2028		200	208

Athene Global Funding
5.583% due 01/09/2029		400	403

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Aviation Capital Group LLC
3.500% due 11/01/2027		$1,986	$1,849

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		2,400	2,136
3.950% due 07/01/2024		400	398

Bank of America Corp.
3.824% due 01/20/2028 •		2,200	2,120
5.468% due 01/23/2035 •		200	201
5.819% due 09/15/2029 •		2,200	2,257
5.933% due 09/15/2027 •		750	760

Barclays PLC
5.746% due 08/09/2033 •		1,300	1,306

BGC Group, Inc.
4.375% due 12/15/2025		100	97

Blue Owl Finance LLC
3.125% due 06/10/2031		2,100	1,760

BNP Paribas SA
7.750% due 08/16/2029 •(g)(i)		700	718

BOOST NEWCO BORROWER LLC
7.500% due 01/15/2031		300	314

BPCE SA
6.612% due 10/19/2027 •		250	255

Brandywine Operating Partnership LP
3.950% due 11/15/2027		775	694
8.050% due 03/15/2028		600	610

Cantor Fitzgerald LP
7.200% due 12/12/2028		200	207

Charles Schwab Corp.
6.196% due 11/17/2029 •		600	624

Citycon Treasury BV
1.250% due 09/08/2026	EUR	700	692

Credit Acceptance Corp.
9.250% due 12/15/2028		$800	861

Credit Suisse AG
5.182% (EUR003M + 1.230%) due 05/31/2024 ~	EUR	1,300	1,405

DAE Sukuk Difc Ltd.
3.750% due 02/15/2026		$1,300	1,258

EPR Properties
3.600% due 11/15/2031		1,200	1,004
4.500% due 06/01/2027		150	143
4.950% due 04/15/2028		200	191

Fairfax Financial Holdings Ltd.
6.000% due 12/07/2033		50	51

Ford Motor Credit Co. LLC
3.375% due 11/13/2025		800	770
4.389% due 01/08/2026		1,800	1,757
5.800% due 03/05/2027		250	251

Freedom Mortgage Holdings LLC
9.250% due 02/01/2029		300	307

FS KKR Capital Corp.
7.875% due 01/15/2029		400	418

GGAM Finance Ltd.
8.000% due 02/15/2027		700	723

Global Atlantic Fin Co.
3.125% due 06/15/2031		900	746

GLP Capital LP
4.000% due 01/15/2030		2,000	1,827
4.000% due 01/15/2031		400	357
6.750% due 12/01/2033		400	422

Grainger PLC
3.000% due 07/03/2030	GBP	600	651

HAT Holdings LLC
3.375% due 06/15/2026		$1,300	1,226
8.000% due 06/15/2027		1,000	1,044

Highwoods Realty LP
4.200% due 04/15/2029		1,300	1,185

Host Hotels & Resorts LP
2.900% due 12/15/2031		1,100	915
3.375% due 12/15/2029		200	178
3.500% due 09/15/2030		3,300	2,937

HSBC Holdings PLC
4.600% due 12/17/2030 •(g)(i)		900	764
5.402% due 08/11/2033 •		700	698
5.887% due 08/14/2027 •		200	202

40	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hudson Pacific Properties LP
3.950% due 11/01/2027		$900	$798
4.650% due 04/01/2029		100	85
5.950% due 02/15/2028		100	93

Intesa Sanpaolo SpA
4.950% due 06/01/2042 •		600	448
7.200% due 11/28/2033		1,300	1,401

Invitation Homes Operating Partnership LP
5.500% due 08/15/2033		2,300	2,292

JPMorgan Chase & Co.
3.540% due 05/01/2028 •		6,000	5,733

Kennedy Wilson Europe Real Estate Ltd.
3.250% due 11/12/2025	EUR	500	508

Kilroy Realty LP
3.050% due 02/15/2030		$1,100	937
4.750% due 12/15/2028		200	191

Lazard Group LLC
6.000% due 03/15/2031		100	101

Lloyds Banking Group PLC
5.679% due 01/05/2035 •		300	302

Morgan Stanley
4.889% due 07/20/2033 •		4,450	4,318

Mutual of Omaha Cos. Global Funding
5.800% due 07/27/2026		50	51

NCL Finance Ltd.
6.125% due 03/15/2028		1,700	1,680

NE Property BV
2.000% due 01/20/2030	EUR	900	836

Newmark Group, Inc.
7.500% due 01/12/2029		$1,300	1,338

Nexi SpA
2.125% due 04/30/2029 (l)	EUR	1,775	1,722

Nissan Motor Acceptance Co. LLC
2.450% due 09/15/2028		$1,600	1,381

Nomura Holdings, Inc.
1.851% due 07/16/2025		900	858

OneMain Finance Corp.
7.875% due 03/15/2030		900	929

PennyMac Financial Services, Inc.
7.875% due 12/15/2029		800	823

Piedmont Operating Partnership LP
9.250% due 07/20/2028		1,600	1,705

Principal Life Global Funding
1.250% due 08/16/2026		700	636

Rexford Industrial Realty LP
2.125% due 12/01/2030		700	573

RGA Global Funding
5.500% due 01/11/2031		100	100
6.000% due 11/21/2028		300	310

Rocket Mortgage LLC
2.875% due 10/15/2026		1,800	1,665

Sagax Euro Mtn NL BV
1.000% due 05/17/2029	EUR	900	837

Santander U.K. Group Holdings PLC
3.823% due 11/03/2028 •		$1,100	1,035

SBA Communications Corp.
3.125% due 02/01/2029		1,000	883

SLM Corp.
3.125% due 11/02/2026		2,400	2,231

Societe Generale SA
3.337% due 01/21/2033 •		1,200	1,007
6.691% due 01/10/2034 •		1,700	1,784

UBS Group AG
4.988% due 08/05/2033 •		1,400	1,346
6.442% due 08/11/2028 •		900	927
6.537% due 08/12/2033 •		1,300	1,372

VICI Properties LP
3.875% due 02/15/2029		2,225	2,050
4.500% due 01/15/2028		500	480

Vornado Realty LP
2.150% due 06/01/2026		1,700	1,546

Wells Fargo & Co.
3.526% due 03/24/2028 •		200	190
4.897% due 07/25/2033 •		6,400	6,170

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Weyerhaeuser Co.
4.000% due 04/15/2030		$2,000	$1,891
4.000% due 03/09/2052		3,025	2,408
4.750% due 05/15/2026		600	595
7.375% due 03/15/2032		142	161

Yango Justice International Ltd.
7.500% due 04/15/2024 ^(c)		700	4

			111,302

INDUSTRIALS 34.3%

Alaska Airlines Pass-Through Trust
4.800% due 02/15/2029		798	780

Algonquin Power & Utilities Corp.
5.365% due 06/15/2026 þ		400	398

Altice France SA
5.125% due 07/15/2029		1,060	718

American Airlines Pass-Through Trust
3.200% due 12/15/2029		202	186
3.375% due 11/01/2028		173	163
3.575% due 07/15/2029		64	60
3.700% due 04/01/2028		106	101

American Builders & Contractors Supply Co., Inc.
4.000% due 01/15/2028		1,800	1,687

Ashtead Capital, Inc.
4.375% due 08/15/2027		2,300	2,208
5.950% due 10/15/2033		200	202

Aston Martin Capital Holdings Ltd.
10.000% due 03/31/2029		300	306

Berkeley Group PLC
2.500% due 08/11/2031	GBP	900	882

Boeing Co.
3.950% due 08/01/2059		$2,350	1,611
5.705% due 05/01/2040		800	766
5.805% due 05/01/2050		500	474
5.930% due 05/01/2060		500	469

Bombardier, Inc.
7.250% due 07/01/2031 (a)		1,350	1,354
8.750% due 11/15/2030		1,800	1,924

Booz Allen Hamilton, Inc.
3.875% due 09/01/2028		800	750
5.950% due 08/04/2033		100	104

British Airways Pass-Through Trust
3.300% due 06/15/2034		165	148

CAB SELAS
3.375% due 02/01/2028	EUR	1,323	1,296

Caesars Entertainment, Inc.
6.500% due 02/15/2032		$1,000	1,009

Carnival Corp.
4.000% due 08/01/2028		3,700	3,449

Centene Corp.
2.450% due 07/15/2028		2,100	1,864

Cerba Healthcare SACA
3.500% due 05/31/2028	EUR	800	748

CGI, Inc.
1.450% due 09/14/2026		$100	91

Charter Communications Operating LLC
3.950% due 06/30/2062		300	181
6.150% due 11/10/2026		400	403

Cheniere Energy Partners LP
3.250% due 01/31/2032		2,300	1,961
4.500% due 10/01/2029		1,800	1,715

Choice Hotels International, Inc.
3.700% due 12/01/2029		2,500	2,239
3.700% due 01/15/2031		550	482

Concentrix Corp.
6.650% due 08/02/2026		800	806

Constellation Oil Services Holding SA
13.500% due 06/30/2025 «		286	283

Constellation Oil Services Holding SA (3.000% Cash or 4.000% PIK)
3.000% due 12/31/2026 (b)		831	666

Continental Resources, Inc.
5.750% due 01/15/2031		750	746

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cox Communications, Inc.
3.500% due 08/15/2027		$800	$760

DAE Funding LLC
1.550% due 08/01/2024		600	590

Directv Financing LLC
5.875% due 08/15/2027		1,200	1,136
8.875% due 02/01/2030		500	499

Energy Transfer LP
5.000% due 05/15/2044		1,100	974

EnLink Midstream LLC
6.500% due 09/01/2030		500	515

EQM Midstream Partners LP
4.750% due 01/15/2031		2,300	2,141
6.375% due 04/01/2029		400	403

EQT Corp.
5.000% due 01/15/2029		900	882

Esercizi Aeroportuali SEA SpA
3.500% due 10/09/2025	EUR	800	858

Garda World Security Corp.
6.000% due 06/01/2029		$900	807

Glencore Funding LLC
5.400% due 05/08/2028		1,600	1,611

Global Payments, Inc.
1.200% due 03/01/2026		100	93
5.950% due 08/15/2052		1,700	1,698

HCA, Inc.
3.500% due 09/01/2030		2,700	2,443

Howard Midstream Energy Partners LLC
8.875% due 07/15/2028		900	950

Hyundai Capital America
5.500% due 03/30/2026		300	301
6.503% due 08/04/2025 •		300	302

Imperial Brands Finance PLC
3.125% due 07/26/2024		200	198
5.500% due 09/28/2026	GBP	800	1,012
6.125% due 07/27/2027		$200	204

Intelsat Jackson Holdings SA
6.500% due 03/15/2030		70	65

JDE Peet’s NV
2.250% due 09/24/2031		150	119

John Lewis PLC
4.250% due 12/18/2034	GBP	700	685

JT International Financial Services BV
3.875% due 09/28/2028		$800	764

Kinetik Holdings LP
6.625% due 12/15/2028		300	306

Las Vegas Sands Corp.
3.200% due 08/08/2024		1,400	1,385

Leidos, Inc.
2.300% due 02/15/2031		3,800	3,143

Market Bidco Finco PLC
4.750% due 11/04/2027	EUR	2,100	2,138

Marvell Technology, Inc.
5.750% due 02/15/2029		$70	72

Mattel, Inc.
3.375% due 04/01/2026		2,500	2,393

Melco Resorts Finance Ltd.
5.375% due 12/04/2029		400	367
5.625% due 07/17/2027		2,000	1,915

MGM China Holdings Ltd.
4.750% due 02/01/2027		2,650	2,527

Mileage Plus Holdings LLC
6.500% due 06/20/2027		65	65

Moody’s Corp.
3.100% due 11/29/2061		1,200	783

MSCI, Inc.
3.625% due 11/01/2031		3,800	3,302

Mundys SpA
1.875% due 02/12/2028	EUR	2,500	2,490

NCL Corp. Ltd.
7.750% due 02/15/2029		$100	104

NetApp, Inc.
3.300% due 09/29/2024		440	434

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	41

Schedule of Investments	PIMCO Credit Opportunities Bond Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Newell Brands, Inc.
4.875% due 06/01/2025		$775	$764

Newfold Digital Holdings Group, Inc.
11.750% due 10/15/2028		500	542

NextEra Energy Operating Partners LP
7.250% due 01/15/2029		400	410

Northern Star Resources Ltd.
6.125% due 04/11/2033		50	50

Post Holdings, Inc.
6.250% due 02/15/2032		1,100	1,109

PRA Health Sciences, Inc.
2.875% due 07/15/2026		1,000	933

Prosus NV
3.832% due 02/08/2051		2,000	1,232

Qorvo, Inc.
3.375% due 04/01/2031		1,800	1,550

Royal Caribbean Cruises Ltd.
4.250% due 07/01/2026		1,700	1,642
5.500% due 04/01/2028		1,800	1,780

Royalty Pharma PLC
1.750% due 09/02/2027		1,800	1,608

Sands China Ltd.
4.050% due 01/08/2026		200	193
5.400% due 08/08/2028		4,300	4,220

Santos Finance Ltd.
3.649% due 04/29/2031		4,200	3,662

Sealed Air Corp.
1.573% due 10/15/2026		1,300	1,175

Silgan Holdings, Inc.
1.400% due 04/01/2026		900	825

Spirit AeroSystems, Inc.
9.750% due 11/15/2030		1,000	1,120

Station Casinos LLC
6.625% due 03/15/2032		1,800	1,820

Studio City Finance Ltd.
5.000% due 01/15/2029		325	286

Teva Pharmaceutical Finance Netherlands BV
3.150% due 10/01/2026		1,800	1,684

Thames Water Utilities Finance PLC
1.250% due 01/31/2032	EUR	1,000	815

Time Warner Cable Enterprises LLC
8.375% due 07/15/2033		$200	223

Transocean Titan Financing Ltd.
8.375% due 02/01/2028		1,100	1,149

Travel & Leisure Co.
6.625% due 07/31/2026		150	151

Ubisoft Entertainment SA
0.878% due 11/24/2027	EUR	900	835

UKG, Inc.
6.875% due 02/01/2031		$700	714

United Airlines Pass-Through Trust
4.150% due 10/11/2025		151	151
5.800% due 07/15/2037		600	612
5.875% due 04/15/2029		60	60

United Airlines, Inc.
4.375% due 04/15/2026		400	387

United Rentals North America, Inc.
3.875% due 11/15/2027		2,600	2,464

Venture Global Calcasieu Pass LLC
3.875% due 08/15/2029		4,600	4,145
3.875% due 11/01/2033		1,125	957
4.125% due 08/15/2031		1,300	1,157

Virgin Australia Holdings Pty. Ltd.
8.125% due 11/15/2024 ^(c)		839	2

VOC Escrow Ltd.
5.000% due 02/15/2028		2,200	2,118

Walgreens Boots Alliance, Inc.
3.200% due 04/15/2030		800	696

Wand NewCo 3, Inc.
7.625% due 01/30/2032		500	518

Woodside Finance Ltd.
3.700% due 03/15/2028		600	565
4.500% due 03/04/2029		1,900	1,834

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wynn Macau Ltd.
5.125% due 12/15/2029		$1,000	$914
5.500% due 10/01/2027		500	479

Wynn Resorts Finance LLC
7.125% due 02/15/2031		950	984

ZF Europe Finance BV
3.000% due 10/23/2029	EUR	800	801

			124,000

UTILITIES 5.0%

Avangrid, Inc.
3.150% due 12/01/2024		$461	453

Black Hills Corp.
1.037% due 08/23/2024		100	98

Blue Racer Midstream LLC
7.625% due 12/15/2025		150	151

Clearway Energy Operating LLC
4.750% due 03/15/2028		875	832

CMS Energy Corp.
2.950% due 02/15/2027		100	94

DTE Energy Co.
2.529% due 10/01/2024 þ		147	145

Edison International
6.950% due 11/15/2029		100	107

EP Infrastructure AS
1.698% due 07/30/2026	EUR	800	795
1.816% due 03/02/2031		1,100	947
2.045% due 10/09/2028		800	752

Gazprom PJSC via Gaz Finance PLC
2.950% due 01/27/2029		$1,500	803

Georgia Power Co.
6.103% (SOFRINDX + 0.750%) due 05/08/2025 ~		1,700	1,706

IPALCO Enterprises, Inc.
3.700% due 09/01/2024		200	200

Niagara Mohawk Power Corp.
3.508% due 10/01/2024		200	198

ONEOK, Inc.
5.550% due 11/01/2026		1,500	1,514

Pacific Gas & Electric Co.
2.500% due 02/01/2031		400	333
3.300% due 12/01/2027		200	186
3.950% due 12/01/2047		1,200	899
4.550% due 07/01/2030		400	381

Pennsylvania Electric Co.
5.150% due 03/30/2026		100	99

Plains All American Pipeline LP
4.500% due 12/15/2026		2,500	2,455

Tallgrass Energy Partners LP
6.000% due 12/31/2030		400	380
7.375% due 02/15/2029		400	403

Vistra Operations Co. LLC
3.550% due 07/15/2024		1,100	1,092
3.700% due 01/30/2027		1,700	1,616
5.125% due 05/13/2025		500	496
6.950% due 10/15/2033		150	160

Wintershall Dea Finance 2 BV
2.499% due 04/20/2026 •(g)	EUR	800	799

			18,094

Total Corporate Bonds & Notes (Cost $254,167)			253,396

U.S. GOVERNMENT AGENCIES 22.0%

Freddie Mac
6.155% due 11/25/2055 «~		$360	223

Uniform Mortgage-Backed Security
3.000% due 05/01/2052		185	160
4.000% due 11/01/2053		977	905
4.500% due 07/01/2052 - 01/01/2053		14,538	13,849
5.000% due 08/01/2052 - 08/01/2053		2,843	2,778

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Uniform Mortgage-Backed Security, TBA
5.000% due 05/01/2054	$700	$683
5.500% due 04/01/2054	15,700	15,625
6.000% due 05/01/2054	18,800	18,969
6.500% due 04/01/2054	25,800	26,362

Total U.S. Government Agencies (Cost $78,899)		79,554

U.S. TREASURY OBLIGATIONS 0.6%

U.S. Treasury Inflation Protected Securities (f)
0.125% due 07/15/2024	1,429	1,431
0.125% due 04/15/2025	358	349
0.250% due 01/15/2025	260	256

Total U.S. Treasury Obligations (Cost $2,020)		2,036

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.2%

American Home Mortgage Investment Trust
7.465% due 11/25/2045 •	32	13

Banc of America Funding Trust
4.420% due 09/20/2047 ~	296	244
7.000% due 10/25/2037 «	134	91

Banc of America Mortgage Trust
4.032% due 10/25/2035 ~	334	259

BCAP LLC Trust
5.884% due 05/25/2047 •	101	99
6.000% due 07/26/2037 «~	137	115

Bear Stearns ALT-A Trust
4.170% due 04/25/2037 ~	299	214

Bear Stearns Asset-Backed Securities Trust
5.794% due 12/25/2035 «•	248	119

BX Trust
6.338% due 02/15/2039 •	403	401

Chase Mortgage Finance Trust
5.120% due 09/25/2036 ~	54	47

CIM Trust
5.000% due 05/25/2062 ~	718	709

Citigroup Mortgage Loan Trust
6.000% due 11/25/2036 «	20	19

Countrywide Alternative Loan Trust
5.500% due 04/25/2035 «•	243	182
5.633% due 09/20/2046 •	67	68
5.744% due 06/25/2035 •	264	177
5.750% due 07/25/2035	92	57
5.824% due 07/25/2046 •	71	70
5.824% due 09/25/2046 •	224	208
6.000% due 10/25/2035 •	134	94
6.000% due 08/25/2036 •	209	122
6.000% due 05/25/2037	599	275
6.064% due 11/25/2035 •	94	85

Countrywide Home Loan Mortgage Pass-Through Trust
3.861% due 09/25/2037 ~	60	54
5.750% due 07/25/2037	83	42
6.000% due 10/25/2034 «	4	4

Credit Suisse Mortgage Capital Certificates
3.941% due 12/29/2037 ~	3,850	2,036

Credit Suisse Mortgage Capital Mortgage-Backed Trust
0.000% due 01/25/2060 (e)	699	603
6.000% due 07/25/2036	589	282

DBGS Mortgage Trust
6.835% due 10/15/2036 •	1,000	974

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.544% due 08/25/2037 •	171	138
5.594% due 02/25/2047 •	1,684	947

First Horizon Alternative Mortgage Securities Trust
4.710% due 08/25/2035 ~	54	46
6.000% due 05/25/2036	6	2

Impac Secured Assets Trust
5.744% due 11/25/2036 «•	2	2

IndyMac IMJA Mortgage Loan Trust
6.250% due 11/25/2037	253	112

IndyMac INDX Mortgage Loan Trust
3.875% due 11/25/2035 ~	242	222
3.917% due 05/25/2037 «~	101	80
5.944% due 02/25/2037 •	210	131

42	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lux Trust
8.016% due 08/15/2040 •	$500	$506

MASTR Adjustable Rate Mortgages Trust
7.661% due 11/25/2034 «~	63	59

Merrill Lynch Alternative Note Asset Trust
5.664% due 03/25/2037 •	1,800	435

Morgan Stanley Mortgage Loan Trust
3.303% due 11/25/2037 ~	253	175

Residential Accredit Loans, Inc. Trust
4.444% due 12/26/2034 ~	213	75
5.090% due 07/25/2035 «~	17	15
5.500% due 08/25/2035 •	341	268

Residential Funding Mortgage Securities, Inc. Trust
6.000% due 10/25/2036 «	13	9

VASA Trust
6.340% due 07/15/2039 •	500	458

WaMu Mortgage Pass-Through Certificates Trust
4.279% due 12/25/2036 ~	98	87
5.887% due 07/25/2047 •	54	44

Total Non-Agency Mortgage-Backed Securities (Cost $13,800)		11,474

ASSET-BACKED SECURITIES 5.0%

ABFC Trust
6.444% due 06/25/2037 •	277	217
6.494% due 03/25/2034 •	424	405

ACE Securities Corp. Home Equity Loan Trust
6.269% due 12/25/2045 •	534	402

Allegro CLO Ltd.
6.729% due 07/20/2032 •	1,000	1,000

AREIT LLC
7.438% due 08/17/2041 •	493	495

Bear Stearns Asset-Backed Securities Trust
7.244% due 07/25/2034 •	90	92

Citigroup Mortgage Loan Trust
5.764% due 12/25/2036 •	883	484

Elmwood CLO Ltd.
6.619% due 10/20/2034 •	500	500
6.947% due 01/17/2034 •	600	603

GoldenTree Loan Management U.S. CLO Ltd.
7.027% due 01/20/2034 •	800	805

GSAMP Trust
5.564% due 12/25/2036 •	410	198
5.674% due 12/25/2046 •	348	173

HSI Asset Securitization Corp. Trust
6.224% due 11/25/2035 •	648	612

Lehman XS Trust
5.754% due 03/25/2037 •	660	582

Madison Park Funding Ltd.
0.000% due 10/18/2030 «•(a)	600	600

MASTR Asset-Backed Securities Trust
5.664% due 08/25/2036 •	488	190
5.744% due 08/25/2036 •	1,104	430

Morgan Stanley ABS Capital, Inc. Trust
5.574% due 01/25/2037 •	3,253	1,266
5.584% due 10/25/2036 •	625	271
5.594% due 10/25/2036 •	1,609	859

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.594% due 12/25/2036 •		$89	$45
5.744% due 06/25/2036 •		146	123
5.904% due 09/25/2036 •		692	298

Morgan Stanley Mortgage Loan Trust
6.465% due 09/25/2046 þ		1,012	335

New Century Home Equity Loan Trust
8.444% due 01/25/2033 •		54	46

People’s Financial Realty Mortgage Securities Trust
5.584% due 09/25/2036 •		3,466	902

Renaissance Home Equity Loan Trust
5.879% due 06/25/2037 þ		2,099	561

Residential Asset Mortgage Products Trust
5.904% due 12/25/2035 •		1,002	809

Residential Asset Securities Corp. Trust
6.324% due 08/25/2034 •		153	149

Securitized Asset-Backed Receivables LLC Trust
5.944% due 03/25/2036 •		1,195	725
5.944% due 05/25/2036 •		739	396

SG Mortgage Securities Trust
5.804% due 02/25/2036 •		1,012	509

Silver Rock CLO Ltd.
1.833% due 10/20/2033 •		700	702

Structured Asset Investment Loan Trust
6.569% due 01/25/2035 •		1,024	846
6.824% due 04/25/2033 «•		35	34
7.019% due 01/25/2035 •		1,102	862
7.169% due 01/25/2035 •		946	441

Total Asset-Backed Securities (Cost $20,204)			17,967

SOVEREIGN ISSUES 1.7%

Argentina Government International Bond
1.000% due 07/09/2029		29	15
3.500% due 07/09/2041 þ		1,800	728

Argentina Treasury Bond BONCER
0.000% due 06/30/2025 (e)	ARS	2,194	3

Australia Government International Bond
1.000% due 11/21/2031	AUD	900	477

Brazil Letras do Tesouro Nacional
0.000% due 07/01/2024 (e)	BRL	16,800	3,271

Mexico Government International Bond
2.750% due 11/27/2031 (f)	MXN	14,610	757
3.000% due 12/03/2026 (f)		1,299	73
4.000% due 11/30/2028 (f)		12,175	699
4.000% due 08/24/2034 (f)		2,273	127

Total Sovereign Issues (Cost $6,498)			6,150

		SHARES
COMMON STOCKS 0.0%

ENERGY 0.0%

Constellation Oil ‘B’ «(d)(j)		904,655	98

FINANCIALS 0.0%

Intelsat Emergence SA «(j)		937	26

Total Common Stocks (Cost $183)			124

		SHARES	MARKET VALUE (000S)
WARRANTS 0.0%

ENERGY 0.0%

Constellation Oil ‘D’ - Exp. 06/10/2071 «(j)		1	$0

INFORMATION TECHNOLOGY 0.0%

Cineworld Group PLC - Exp. 11/23/2025 «(j)		5,979	0

Total Warrants (Cost $0)			0

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS (k) 0.6%
			2,247

SHORT-TERM NOTES 0.0%

Argentina Treasury Bond BONCER
3.750% due 05/20/2024	ARS	6,287	7

Total Short-Term Instruments (Cost $2,253)			2,254

Total Investments in Securities (Cost $417,427)			412,506

		SHARES
INVESTMENTS IN AFFILIATES 4.7%

MUTUAL FUNDS (h) 2.3%

PIMCO Senior Loan Active Exchange-Traded Fund		165,100	8,445

Total Mutual Funds (Cost $8,379)			8,445

SHORT-TERM INSTRUMENTS 2.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.4%

PIMCO Short-Term Floating NAV Portfolio III		906,490	8,817

Total Short-Term Instruments (Cost $8,818)			8,817

Total Investments in Affiliates (Cost $17,197)			17,262

Total Investments 118.9% (Cost $434,624)			$429,768

Financial Derivative Instruments (m)(n) (0.0)% (Cost or Premiums, net $(484))			(7)

Other Assets and Liabilities, net (18.9)%			(68,261)

Net Assets 100.0%			$361,500

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	43

Schedule of Investments	PIMCO Credit Opportunities Bond Fund	(Cont.)

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	When-issued security.

(b)	Payment in-kind security.

(c)	Security is not accruing income as of the date of this report.

(d)	Security did not produce income within the last twelve months.

(e)	Zero coupon security.

(f)	Principal amount of security is adjusted for inflation.

(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(h)	Institutional Class Shares of each Fund.

(i)	Contingent convertible security.

(j) RESTRICTED SECURITIES:

LONG SECURITIES

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Cineworld Group PLC - Exp. 11/23/2025	12/21/2020	$0	$0	0.00%
Constellation Oil ‘B’	06/10/2022	98	98	0.02
Constellation Oil ‘D’ - Exp. 06/10/2071	06/10/2022	0	0	0.00
Intelsat Emergence SA	11/12/2019 - 02/23/2024	85	26	0.01

		$183	$124	0.03%

SHORT SECURITIES

Issuer Description	Coupon	Maturity Date	Acquisition Date	Proceeds	Market Value	Market Value as Percentage of Net Assets
General Motors Co.	6.800%	10/01/2027	12/21/2022	$(1,677)	$(1,731)	(0.48)%

				$(1,677)	$(1,731)	(0.48)%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	03/28/2024	04/01/2024	$527	U.S. Treasury Notes 5.000% due 09/30/2025	$(538)	$527	$527
RDR	5.150	03/22/2024	05/03/2024	1,720	General Motors Co. 6.800% due 10/01/2027	(1,731)	1,720	1,723

Total Repurchase Agreements						$(2,269)	$2,247	$2,250

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
JML	2.250%	08/24/2023	TBD(3)	EUR (342)	$(375)

Total Reverse Repurchase Agreements					$(375)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(4)
UBS	5.420%	02/07/2024	04/18/2024	$ (8,612)	$(8,682)

Total Sale-Buyback Transactions					$(8,682)

44	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2024

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Corporate Bonds & Notes (0.5)%
Industrials (0.5)%
General Motors Co.(j)	6.800%	10/01/2027	$1,600	$(1,677)	$(1,731)

Total Short Sales (0.5)%				$(1,677)	$(1,731)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(4)	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
FICC	$527	$0	$0	$0	$527	$(538)	$(11)
JML	0	(375)	0	0	(375)	388	13
RDR	1,723	0	0	0	1,723	(1,731)	(8)

Master Securities Forward Transaction Agreement
BNY	0	0	0	(1,731)	(1,731)	0	(1,731)
UBS	0	0	(8,682)	0	(8,682)	8,440	(242)

Total Borrowings and Other Financing Transactions	$2,250	$(375)	$(8,682)	$(1,731)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(375)	$(375)

Total	$0	$0	$0	$(375)	$(375)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(8,682)	0	0	(8,682)

Total	$0	$(8,682)	$0	$0	$(8,682)

Total Borrowings	$0	$(8,682)	$0	$(375)	$(9,057)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(9,057)

(l)	Securities with an aggregate market value of $8,828 have been pledged as collateral under the terms of the above master agreements as of March 31, 2024.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(2,905) at a weighted average interest rate of 4.871%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)	Payable for sale-buyback transactions includes $(22) of deferred price drop.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(m) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2024	48	$5,137	$15	$0	$(6)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	45

Schedule of Investments	PIMCO Credit Opportunities Bond Fund	(Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Japan Government 10-Year Bond June Futures	06/2024	2	$(1,925)	$0	$3	$(2)
U.S. Treasury 10-Year Note June Futures	06/2024	130	(14,404)	(99)	10	0
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2024	185	(21,203)	(144)	0	(3)
U.S. Treasury Long-Term Bond June Futures	06/2024	289	(34,806)	(657)	0	(72)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2024	61	(7,869)	(189)	0	(28)

				$(1,089)	$13	$(105)

Total Futures Contracts				$(1,074)	$13	$(111)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
AutoZone, Inc.	(1.000)%	Quarterly	06/20/2024	0.053%	$4,400	$(118)	$107	$(11)	$0	$(1)
ConocoPhillips	(1.000)	Quarterly	12/20/2024	0.116	300	0	(2)	(2)	0	0
Johnson Controls International PLC	(1.000)	Quarterly	12/20/2024	0.075	4,200	(153)	123	(30)	0	0
Tyson Foods, Inc.	(1.000)	Quarterly	06/20/2024	0.133	4,400	(129)	119	(10)	0	0

						$(400)	$347	$(53)	$0	$(1)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
AT&T, Inc.	1.000%	Quarterly	06/20/2027	0.544%		$100	$(1)	$2	$1	$0	$0
AT&T, Inc.	1.000	Quarterly	06/20/2028	0.595		400	(2)	8	6	0	0
MetLife, Inc.	1.000	Quarterly	12/20/2024	0.201		200	3	(2)	1	0	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	0.266	EUR	450	(81)	85	4	0	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	0.317		600	(54)	62	8	0	0
T-Mobile USA, Inc.	5.000	Quarterly	06/20/2028	0.451		$100	17	1	18	0	0
Toll Brothers Finance Corp.	1.000	Quarterly	06/20/2026	0.351		700	(6)	16	10	1	0
Verizon Communications, Inc.	1.000	Quarterly	12/20/2024	0.261		400	1	1	2	0	0
Verizon Communications, Inc.	1.000	Quarterly	12/20/2028	0.567		200	0	4	4	0	0

							$(123)	$177	$54	$1	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day GBP-SONIO Compounded-OIS	4.320%	Annual	10/20/2033	GBP	100	$(1)	$7	$6	$1	$0
Receive	1-Day GBP-SONIO Compounded-OIS	3.700	Annual	03/28/2034		100	0	(1)	(1)	0	(1)
Receive(6)	1-Day GBP-SONIO Compounded-OIS	3.750	Annual	09/18/2054		400	(8)	(3)	(11)	0	(4)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	09/15/2027	JPY	292,500	(1)	28	27	0	(1)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	1.000	Annual	09/20/2043		120,000	17	19	36	0	(3)
Receive(6)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029	$	11,000	(200)	274	74	15	0
Receive	1-Day USD-SOFR Compounded-OIS	4.030	Annual	12/15/2033		400	(2)	(2)	(4)	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.950	Annual	12/19/2033		200	(1)	0	(1)	0	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2034		1,300	(4)	9	5	1	0
Receive	1-Day USD-SOFR Compounded-OIS	2.060	Semi-Annual	10/27/2053		3,900	222	1,063	1,285	0	(6)
Pay	1-Year BRL-CDI	9.815	Maturity	01/04/2027	BRL	8,000	0	(13)	(13)	0	(3)
Pay	1-Year BRL-CDI	9.832	Maturity	01/04/2027		7,300	0	(11)	(11)	0	(3)
Pay	1-Year BRL-CDI	9.835	Maturity	01/04/2027		12,700	0	(15)	(15)	0	0
Pay	1-Year BRL-CDI	9.842	Maturity	01/04/2027		1,800	0	(3)	(3)	0	(1)
Pay	6-Month AUD-BBR-BBSW	4.500	Semi-Annual	09/20/2033	AUD	2,600	(20)	64	44	9	0
Pay	6-Month AUD-BBR-BBSW	4.500	Semi-Annual	03/20/2034		3,100	(17)	68	51	12	0
Receive	6-Month EUR-EURIBOR	3.255	Annual	11/22/2028	EUR	100	0	(2)	(2)	0	0
Receive	6-Month EUR-EURIBOR	3.179	Annual	11/29/2028		200	0	(4)	(4)	0	(1)
Receive	6-Month EUR-EURIBOR	2.920	Annual	12/13/2028		400	(1)	(2)	(3)	0	(1)
Receive	6-Month EUR-EURIBOR	2.880	Annual	12/19/2028		400	(1)	(1)	(2)	0	(1)
Receive	6-Month EUR-EURIBOR	2.950	Annual	12/29/2028		200	0	(2)	(2)	0	(1)
Receive	6-Month EUR-EURIBOR	2.760	Annual	01/03/2029		200	0	0	0	0	(1)
Receive(6)	6-Month EUR-EURIBOR	2.750	Annual	09/18/2029		1,400	(16)	(1)	(17)	0	(4)

46	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2024

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	6-Month EUR-EURIBOR	2.670%	Annual	04/03/2034	EUR	100	$0	$(1)	$(1)	$0	$(1)
Pay(6)	6-Month EUR-EURIBOR	2.750	Annual	09/18/2034		900	13	7	20	5	0
Receive	6-Month EUR-EURIBOR	0.000	Annual	03/17/2053		1,310	131	548	679	0	(10)
Receive(6)	6-Month EUR-EURIBOR	2.500	Annual	09/18/2054		2,200	(115)	3	(112)	0	(26)

							$(4)	$2,029	$2,025	$43	$(68)

Total Swap Agreements							$(527)	$2,553	$2,026	$44	$(69)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$13	$44	$57	$0	$(111)	$(69)	$(180)

Cash of $5,518 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(n) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2024		$3	AUD	5	$0	$0
	05/2024	AUD	5		$3	0	0

BOA	04/2024	JPY	113,407		751	1	0
	04/2024		$5	AUD	7	0	0
	05/2024	AUD	7		$5	0	0
	05/2024		$751	JPY	112,892	0	(1)

BPS	04/2024	CAD	146		$108	0	0
	04/2024	EUR	377		412	6	0
	04/2024	GBP	2,660		3,377	19	0
	04/2024		$4,190	GBP	3,310	0	(12)
	05/2024	GBP	3,310		$4,191	12	0
	06/2024	THB	20,222		572	14	0
	06/2024		$70	INR	5,798	0	0

BRC	04/2024	NOK	602		$57	2	0
	04/2024		$34	HKD	265	0	0
	04/2024		10	THB	346	0	0
	04/2024		522	TRY	17,118	0	(7)
	05/2024		401		13,641	0	(2)
	06/2024		20	INR	1,673	0	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	47

Schedule of Investments	PIMCO Credit Opportunities Bond Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BSH	07/2024	BRL	16,800		$3,338	$17	$0

CBK	04/2024		3,241		646	0	0
	04/2024	GBP	650		828	7	0
	04/2024	MXN	2,111		126	0	(1)
	04/2024	THB	20,222		562	8	0
	04/2024		$659	BRL	3,241	0	(13)
	05/2024		646		3,249	0	0
	06/2024		11	INR	885	0	0
	06/2024		565	THB	20,222	0	(7)

DUB	04/2024	EUR	19,499		$21,194	157	0
	05/2024		1,226		1,329	5	0

GLM	05/2024		$65	TRY	2,248	1	0
	06/2024		252		8,959	0	(1)

JPM	05/2024		559		19,063	1	(1)
	06/2024		530	IDR	8,369,709	0	(4)
	06/2024		33	INR	2,714	0	0
	06/2024		2	MXN	34	0	0

MBC	04/2024	AUD	608		$395	0	(1)
	04/2024	EUR	1,226		1,332	9	0
	04/2024		$2,660	CAD	3,609	4	0
	04/2024		579	THB	20,630	0	(13)
	05/2024	CAD	3,607		$2,660	0	(4)
	06/2024		$41	INR	3,450	0	0

MYI	04/2024	CAD	3,621		$2,667	0	(6)
	04/2024		$21,510	EUR	19,876	0	(67)
	05/2024	EUR	19,876		$21,536	68	0
	06/2024		$321	IDR	4,979,899	0	(8)
	06/2024		80	INR	6,643	0	(1)

RBC	04/2024		1	MXN	22	0	0

SCX	04/2024	THB	754		$21	0	0
	04/2024		$764	JPY	113,865	0	(12)
	05/2024	NOK	506		$47	1	0
	06/2024		$643	INR	53,612	0	(2)

SSB	05/2024	MXN	25,864		$1,522	0	(23)

TOR	04/2024		$109	HKD	852	0	0

UAG	04/2024		385	AUD	589	0	(1)
	05/2024	AUD	589		$385	1	0

Total Forward Foreign Currency Contracts						$333	$(187)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
DUB	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.500%	02/13/2025	1,300	$20	$13
GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.975	05/29/2024	3,800	4	3

Total Purchased Options							$24	$16

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.500%	04/08/2024	300	$(1)	$0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.850	04/08/2024	300	(1)	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.550	04/15/2024	200	(1)	(1)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.810	04/15/2024	200	(1)	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.560	04/18/2024	200	(1)	(1)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.850	04/18/2024	200	(1)	0

CKL	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.480	04/29/2024	300	0	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.780	04/29/2024	300	0	0

FAR	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.705	04/22/2024	500	(2)	(2)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.105	04/22/2024	500	(2)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.690	04/26/2024	700	(2)	(2)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.090	04/26/2024	700	(2)	(1)

48	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2024

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.195%	05/29/2024	1,900	$(4)	$0
	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.430	04/12/2024	300	0	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.770	04/12/2024	300	0	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	04/08/2024	300	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.900	04/08/2024	300	(1)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.680	04/15/2024	300	(1)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.080	04/15/2024	300	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.685	04/18/2024	300	(1)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	04/18/2024	300	(1)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.085	04/18/2024	300	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.150	04/18/2024	300	(1)	0

JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550	04/12/2024	300	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.950	04/12/2024	300	(1)	(1)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.490	04/05/2024	100	0	0
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.810	04/05/2024	100	0	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.480	04/25/2024	200	(1)	(1)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.770	04/25/2024	200	(1)	0

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	04/02/2024	600	(1)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.250	04/02/2024	600	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.624	04/01/2024	300	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.627	04/01/2024	300	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.688	04/01/2024	300	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.024	04/01/2024	300	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.027	04/01/2024	300	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.088	04/01/2024	300	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	04/11/2024	200	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.900	04/11/2024	200	(1)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.678	04/25/2024	300	(1)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.078	04/25/2024	300	(1)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.690	04/26/2024	300	(1)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.090	04/26/2024	300	(1)	(1)

							$(44)	$(19)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	$95.078	04/04/2024	200	$(1)	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	95.156	04/04/2024	200	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	96.180	04/04/2024	200	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	96.766	04/04/2024	300	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	98.078	04/04/2024	200	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	98.156	04/04/2024	200	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	95.656	05/06/2024	600	(2)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	97.656	05/06/2024	600	(1)	(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 06/01/2054	96.195	06/06/2024	300	(1)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 06/01/2054	99.195	06/06/2024	300	(1)	(1)

					$(11)	$(7)

Total Written Options					$(55)	$(26)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(2)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BPS	Receive	iBoxx USD Liquid High Yield Index	N/A	1.128% (1-Month USD-LIBOR plus a specified spread)	Maturity	09/20/2024	$	5,900	$74	$(94)	$0	$(20)

Total Swap Agreements									$74	$(94)	$0	$(20)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	49

Schedule of Investments	PIMCO Credit Opportunities Bond Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(3)
BOA	$1	$0	$0	$1	$(1)	$0	$0	$(1)	$0	$0	$0
BPS	51	0	0	51	(12)	0	(20)	(32)	19	0	19
BRC	2	0	0	2	(9)	0	0	(9)	(7)	0	(7)
BSH	17	0	0	17	0	0	0	0	17	0	17
CBK	15	0	0	15	(21)	(2)	0	(23)	(8)	0	(8)
DUB	162	13	0	175	0	0	0	0	175	0	175
FAR	0	0	0	0	0	(6)	0	(6)	(6)	0	(6)
GLM	1	3	0	4	(1)	(4)	0	(5)	(1)	0	(1)
JPM	1	0	0	1	(5)	(9)	0	(14)	(13)	0	(13)
MBC	13	0	0	13	(18)	0	0	(18)	(5)	0	(5)
MYC	0	0	0	0	0	(5)	0	(5)	(5)	0	(5)
MYI	68	0	0	68	(82)	0	0	(82)	(14)	0	(14)
SCX	1	0	0	1	(14)	0	0	(14)	(13)	0	(13)
SSB	0	0	0	0	(23)	0	0	(23)	(23)	0	(23)
UAG	1	0	0	1	(1)	0	0	(1)	0	0	0

Total Over the Counter	$333	$16	$0	$349	$(187)	$(26)	$(20)	$(233)

(1)	Notional Amount represents the number of contracts.
(2)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$13	$13
Swap Agreements	0	1	0	0	43	44

	$0	$1	$0	$0	$56	$57

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$333	$0	$333
Purchased Options	0	0	0	0	16	16

	$0	$0	$0	$333	$16	$349

	$0	$1	$0	$333	$72	$406

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$111	$111
Swap Agreements	0	1	0	0	68	69

	$0	$1	$0	$0	$179	$180

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$187	$0	$187
Written Options	0	0	0	0	26	26
Swap Agreements	0	0	0	0	20	20

	$0	$0	$0	$187	$46	$233

	$0	$1	$0	$187	$225	$413

50	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2024

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$65	$65
Futures	0	0	0	0	3,579	3,579
Swap Agreements	0	(102)	0	0	(2,273)	(2,375)

	$0	$(102)	$0	$0	$1,371	$1,269

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(283)	$0	$(283)
Purchased Options	0	0	0	0	10	10
Written Options	0	0	0	0	363	363
Swap Agreements	0	(220)	0	0	(478)	(698)

	$0	$(220)	$0	$(283)	$(105)	$(608)

	$0	$(322)	$0	$(283)	$1,266	$661

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(22)	$(22)
Futures	0	0	0	0	(116)	(116)
Swap Agreements	0	171	0	0	1,541	1,712

	$0	$171	$0	$0	$1,403	$1,574

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$354	$0	$354
Purchased Options	0	0	0	0	(679)	(679)
Written Options	0	0	0	0	1,145	1,145
Swap Agreements	0	217	0	0	157	374

	$0	$217	$0	$354	$623	$1,194

	$0	$388	$0	$354	$2,026	$2,768

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Loan Participations and Assignments	$0	$38,273	$1,278	$39,551
Corporate Bonds & Notes
Banking & Finance	0	111,302	0	111,302
Industrials	0	123,717	283	124,000
Utilities	0	18,094	0	18,094
U.S. Government Agencies	0	79,331	223	79,554
U.S. Treasury Obligations	0	2,036	0	2,036
Non-Agency Mortgage-Backed Securities	0	10,779	695	11,474
Asset-Backed Securities	0	17,333	634	17,967
Sovereign Issues	0	6,150	0	6,150
Common Stocks
Energy	0	0	98	98
Financials	0	0	26	26
Short-Term Instruments
Repurchase Agreements	0	2,247	0	2,247
Short-Term Notes	0	7	0	7

	$0	$409,269	$3,237	$412,506

Investments in Affiliates, at Value
Mutual Funds	8,445	0	0	8,445
Short-Term Instruments
Central Funds Used for Cash Management Purposes	8,817	0	0	8,817

	$17,262	$0	$0	$17,262

Total Investments	$17,262	$409,269	$3,237	$429,768

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Short Sales, at Value - Liabilities
Corporate Bonds & Notes	$0	$(1,731)	$0	$(1,731)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	3	54	0	57
Over the counter	0	349	0	349

	$3	$403	$0	$406

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2)	(178)	0	(180)
Over the counter	0	(233)	0	(233)

	$(2)	$(411)	$0	$(413)

Total Financial Derivative Instruments	$1	$(8)	$0	$(7)

Totals	$17,263	$407,530	$3,237	$428,030

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	51

Schedule of Investments	PIMCO Diversified Income Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 110.5%

LOAN PARTICIPATIONS AND ASSIGNMENTS 4.1%

AI Silk Midco Ltd.
TBD% due 02/24/2031	EUR	3,500	$3,677

Air Canada
7.833% (TSFR03M + 2.500%) due 03/14/2031 ~		$3,360	3,371

Altar Bidco, Inc.
10.399% due 02/01/2030 ~		900	891

Altice France SA
10.814% (TSFR03M + 5.500%) due 08/15/2028 ~		6,997	5,599

American Airlines, Inc.
10.329% (TSFR03M + 4.750%) due 04/20/2028 ~		4,123	4,288

AP Core Holdings LLC
10.945% due 09/01/2027		2,600	2,551

Asurion Corp.
9.677% due 08/19/2028		153	148

BCPE Empire Holdings, Inc.
9.330% (TSFR1M + 4.000%) due 12/11/2028 ~		1,965	1,970

Boels Topholding BV
7.097% - 7.141% (EUR003M + 3.250%) due 02/06/2027 ~	EUR	2,586	2,791

Caesars Entertainment Corp.
8.040% (TSFR03M + 2.750%) due 02/06/2031 ~		$2,850	2,856

Carnival Corp.
8.695% (TSFR1M + 3.250%) due 10/18/2028 ~		3,415	3,424

Castlelake LP
2.950% (LIBOR03M + 2.950%) due 05/13/2031 «~		6,556	5,820

Charter Communications Operating LLC
7.076% (TSFR1M + 1.750%) due 02/01/2027 ~		12,961	12,972

Cohesity
TBD% due 03/08/2031 «µ		1,374	1,374
TBD% due 03/08/2031 «		13,000	13,000

Cotiviti, Inc.
TBD% due 02/21/2031		8,000	7,990

Diamond Sports Group LLC
TBD% due 05/25/2026		250	240

Endure Digital, Inc.
9.422% (TSFR06M + 3.500%) due 02/10/2028 ~		2,329	2,278

Envalior Finance GmbH
10.813% (TSFR03M + 5.500%) due 03/29/2030 ~		990	923

Foundation Building Materials Holding Co. LLC
8.824% (TSFR03M + 3.250%) due 01/31/2028 ~		973	975

Frontier Communications Corp.
9.195% due 10/08/2027		1,940	1,938

GIP Blue Holding LP
9.942% due 09/29/2028		3,905	3,923

Graham Packaging Co., Inc.
8.445% (TSFR1M + 3.000%) due 08/04/2027 ~		2,213	2,215

Hertz Corp.
8.692% (TSFR1M + 3.250%) due 06/30/2028 ~		2,242	2,174
8.692% due 06/30/2028		433	420

IRB Holding Corp.
8.177% (TSFR1M + 2.750%) due 12/15/2027 ~		2,675	2,678

Ivanti Software, Inc.
9.839% due 12/01/2027		1,286	1,208

Level 3 Financing Inc.
7.676% (TSFR1M + 2.350%) due 04/15/2029 «~		2,319	1,728
7.676% (TSFR1M + 2.350%) due 04/15/2030 «~		2,371	1,766

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lifepoint Health, Inc.
11.087% due 11/16/2028		$1,863	$1,870

Marriott Ownership Resorts, Inc.
7.180% (TSFR1M + 1.750%) due 08/29/2025 ~		771	770

Medline Borrower LP
8.441% (TSFR1M + 3.000%) due 10/23/2028 ~		1,785	1,791

MH SUB I, LLC
9.580% (TSFR1M + 4.250%) due 05/03/2028 ~		1,022	1,017

MPH Acquisition Holdings LLC
9.855% due 09/01/2028		880	852

Nouryon Finance BV
8.178% (EUR003M + 4.250%) due 04/03/2028 ~	EUR	755	816

Olympus Water U.S. Holding Corp.
9.321% due 11/09/2028		$2,248	2,252

Organon & Co.
8.433% due 06/02/2028		2,479	2,491

Project Mercury
0.400% - 8.088% (EUR006M + 4.200%) due 08/11/2030 «~	EUR	2,700	2,956

Sabre GLBL, Inc.
8.945% due 12/17/2027		$2,701	2,304

SOCAR Turkey Enerji AS
7.348% (EUR006M + 3.450%) due 08/11/2026 ~	EUR	4,000	4,283

Softbank Vision Fund
6.000% due 12/23/2025 «		$7,056	6,739

Sotera Health Holdings LLC
8.195% due 12/11/2026		948	946

Standard Industries, Inc.
7.693% (TSFR1M + 2.250%) due 09/22/2028 ~		2,562	2,566

TransDigm, Inc.
8.570% (TSFR03M + 3.250%) due 08/24/2028 ~		3,420	3,436

White Cap Buyer LLC
9.080% (TSFR1M + 3.750%) due 10/19/2027 ~		968	972

Windstream Services LLC
9.430% due 02/23/2027		4,000	3,960
11.680% due 09/21/2027		385	377

Worldwide Express Operations LLC
9.571% (TSFR03M + 4.000%) due 07/26/2028 ~		1,075	1,072

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038		142	128

Total Loan Participations and Assignments (Cost $140,878)			136,786

CORPORATE BONDS & NOTES 46.8%

BANKING & FINANCE 15.0%

AerCap Ireland Capital DAC
3.650% due 07/21/2027		10,055	9,513
4.450% due 04/03/2026		550	541

AIA Group Ltd.
3.200% due 09/16/2040		800	598

Aircastle Ltd.
2.850% due 01/26/2028		560	503

Ally Financial, Inc.
8.000% due 11/01/2031		14,166	15,763

American Assets Trust LP
3.375% due 02/01/2031		810	661

American Homes 4 Rent LP
2.375% due 07/15/2031		100	81
3.375% due 07/15/2051		100	67
4.900% due 02/15/2029		1,910	1,875

American Tower Corp.
2.100% due 06/15/2030		1,200	998
2.750% due 01/15/2027		1,860	1,743

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.900% due 01/15/2030		$870	$765
3.375% due 10/15/2026		290	277
3.800% due 08/15/2029		1,950	1,821

AmWINS Group, Inc.
4.875% due 06/30/2029		1,100	1,028

Antares Holdings LP
2.750% due 01/15/2027		1,050	941

Aon Corp.
2.800% due 05/15/2030		670	591

Armor Holdco, Inc.
8.500% due 11/15/2029		550	520

Assured Guaranty U.S. Holdings, Inc.
3.150% due 06/15/2031		1,250	1,100

Aviation Capital Group LLC
5.500% due 12/15/2024		3,030	3,019

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		7,590	6,754
2.875% due 02/15/2025		2,000	1,947
3.250% due 02/15/2027		500	465
4.250% due 04/15/2026		1,575	1,521

Banca Monte dei Paschi di Siena SpA
3.625% due 09/24/2024	EUR	1,300	1,395
7.708% due 01/18/2028 •		2,400	2,716
10.500% due 07/23/2029		2,400	3,056

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	5,400	1,435

Banco Santander SA
2.746% due 05/28/2025		$800	774

Banco Votorantim SA
4.500% due 09/24/2024		600	597

Bank of America Corp.
2.676% due 06/19/2041 •		640	456
2.687% due 04/22/2032 •		3,000	2,540
2.884% due 10/22/2030 •		4,490	3,991
3.705% due 04/24/2028 •		6,700	6,413

Barclays PLC
4.375% due 01/12/2026		4,100	4,025
4.375% due 03/15/2028 •(i)(j)		1,800	1,480
6.125% due 12/15/2025 •(i)(j)		3,000	2,899
6.375% due 12/15/2025 •(i)(j)	GBP	600	731
7.125% due 06/15/2025 •(i)(j)		3,700	4,603
8.000% due 06/15/2024 •(i)(j)		$2,800	2,800

BGC Group, Inc.
4.375% due 12/15/2025		2,540	2,471

BNP Paribas SA
1.904% due 09/30/2028 •		100	89
2.219% due 06/09/2026 •		1,600	1,539
3.052% due 01/13/2031 •		4,600	4,050
4.625% due 01/12/2027 •(i)(j)		2,200	2,000
7.000% due 08/16/2028 •(i)(j)		2,000	1,986

BOOST NEWCO BORROWER LLC
7.500% due 01/15/2031		1,500	1,571

BPCE SA
6.714% due 10/19/2029 •		2,500	2,617
7.003% due 10/19/2034 •		2,500	2,723

Brixmor Operating Partnership LP
4.125% due 05/15/2029		190	179

Brookfield Finance, Inc.
3.900% due 01/25/2028		432	416
4.350% due 04/15/2030		3,400	3,249
4.700% due 09/20/2047		626	542

Brookfield Property REIT, Inc.
5.750% due 05/15/2026		1,595	1,567

CaixaBank SA
5.673% due 03/15/2030 •		1,200	1,200
6.840% due 09/13/2034 •		2,500	2,674

Citigroup, Inc.
2.572% due 06/03/2031 •		4,400	3,761

Commerzbank AG
8.625% due 02/28/2033 •	GBP	4,000	5,385

Credicorp Capital Sociedad Titulizadora SA
10.100% due 12/15/2043	PEN	31,400	8,549

Credit Acceptance Corp.
9.250% due 12/15/2028		$2,750	2,961

52	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Agricole SA
1.907% due 06/16/2026 •		$3,550	$3,395

Credit Suisse AG AT1 Claim		12,750	1,467

Crown Castle, Inc.
2.250% due 01/15/2031		2,050	1,688
3.100% due 11/15/2029		1,020	911
3.650% due 09/01/2027		1,464	1,388
4.000% due 03/01/2027		199	193
4.000% due 11/15/2049		500	389

CubeSmart LP
2.000% due 02/15/2031		1,525	1,228

DAE Sukuk Difc Ltd.
3.750% due 02/15/2026		7,625	7,377

Deutsche Bank AG
3.729% due 01/14/2032 •		3,000	2,529
5.882% due 07/08/2031 •		2,800	2,732

Discover Bank
4.650% due 09/13/2028		1,100	1,065

DOC DR LLC
3.950% due 01/15/2028		23	22
4.300% due 03/15/2027		3,000	2,933

Doctors Co. An Interinsurance Exchange
4.500% due 01/18/2032		2,800	2,201

Enact Holdings, Inc.
6.500% due 08/15/2025		690	691

Encore Capital Group, Inc.
9.250% due 04/01/2029		3,000	3,077

Equinix, Inc.
3.200% due 11/18/2029		910	815

Erste Group Bank AG
4.250% due 10/15/2027 •(i)(j)	EUR	400	389

Essex Portfolio LP
1.650% due 01/15/2031		$700	554
2.650% due 03/15/2032		690	572
2.650% due 09/01/2050		300	177

Extra Space Storage LP
3.875% due 12/15/2027		112	106
4.000% due 06/15/2029		150	142

Ford Motor Credit Co. LLC
2.748% due 06/14/2024	GBP	1,300	1,631
2.900% due 02/16/2028		$1,400	1,266
3.375% due 11/13/2025		13,100	12,609
3.815% due 11/02/2027		800	750
4.535% due 03/06/2025	GBP	4,900	6,124
4.542% due 08/01/2026		$600	583
5.125% due 06/16/2025		8,920	8,843
7.350% due 11/04/2027		300	315

Fortress Transportation & Infrastructure Investors LLC
5.500% due 05/01/2028		6,750	6,548
6.500% due 10/01/2025		8,178	8,172

Freedom Mortgage Corp.
6.625% due 01/15/2027		2,500	2,428
7.625% due 05/01/2026		1,100	1,099

Freedom Mortgage Holdings LLC
9.250% due 02/01/2029		3,400	3,483

Gaci First Investment Co.
4.750% due 02/14/2030		10,000	9,815
5.125% due 02/14/2053		2,700	2,345

Gateway Re Ltd.
5.363% (T-BILL 1MO) due 12/23/2028 ~(b)		600	551

GLP Capital LP
4.000% due 01/15/2030		100	91
5.750% due 06/01/2028		890	891

Goldman Sachs Group, Inc.
3.800% due 03/15/2030		2,500	2,342

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		1,450	1,347

Hanover Insurance Group, Inc.
2.500% due 09/01/2030		820	689

HAT Holdings LLC
3.375% due 06/15/2026		1,970	1,858
3.750% due 09/15/2030		2,520	2,119

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Highwoods Realty LP
3.050% due 02/15/2030		$100	$84

Host Hotels & Resorts LP
3.875% due 04/01/2024		560	560

Howard Hughes Corp.
4.125% due 02/01/2029		3,475	3,127
4.375% due 02/01/2031		500	435

HSBC Holdings PLC
2.357% due 08/18/2031 •		400	334
2.804% due 05/24/2032 •		1,700	1,427
2.848% due 06/04/2031 •		4,600	3,970
3.973% due 05/22/2030 •		1,140	1,066
4.041% due 03/13/2028 •		1,020	984
4.250% due 08/18/2025		4,200	4,118
4.292% due 09/12/2026 •		1,000	982
4.583% due 06/19/2029 •		400	388
4.600% due 12/17/2030 •(i)(j)		2,450	2,079
4.700% due 03/09/2031 •(i)(j)		1,100	928
5.875% due 09/28/2026 •(i)(j)	GBP	2,500	3,037
6.962% (TSFR3M + 1.642%) due 09/12/2026 ~		$1,700	1,718

Hudson Pacific Properties LP
3.250% due 01/15/2030		980	756
4.650% due 04/01/2029		300	256

ING Groep NV
5.335% due 03/19/2030 •		3,500	3,493
5.750% due 11/16/2026 •(i)(j)		2,800	2,668

Intesa Sanpaolo SpA
5.017% due 06/26/2024		200	199
6.625% due 06/20/2033		3,300	3,427

JAB Holdings BV
2.200% due 11/23/2030		335	269

Jefferies Finance LLC
5.000% due 08/15/2028		1,100	1,013

JPMorgan Chase & Co.
3.509% due 01/23/2029 •		10,000	9,462

KAF Kaerntner Ausgleichszahlungs-Fonds
0.000% due 04/03/2049 «	EUR	23,238	1,843

Kennedy-Wilson, Inc.
4.750% due 03/01/2029		$700	577

KKR Group Finance Co. LLC
3.500% due 08/25/2050		970	682
3.750% due 07/01/2029		300	280

Ladder Capital Finance Holdings LLLP
4.250% due 02/01/2027		1,130	1,058

Lazard Group LLC
6.000% due 03/15/2031		1,975	1,996

LeasePlan Corp. NV
2.875% due 10/24/2024		600	590
7.375% due 05/29/2024 •(i)(j)	EUR	2,000	2,163

Lima Metro Line 2 Finance Ltd.
5.875% due 07/05/2034		$87	87

Lloyds Bank PLC
0.000% due 04/02/2032 þ		3,200	2,083

Lloyds Banking Group PLC
4.375% due 03/22/2028		200	194
4.550% due 08/16/2028		1,000	975
4.947% due 06/27/2025 •(i)(j)	EUR	1,900	2,020
7.500% due 09/27/2025 •(i)(j)		$2,400	2,396

LPL Holdings, Inc.
4.000% due 03/15/2029		1,385	1,274

Macquarie Airfinance Holdings Ltd.
6.500% due 03/26/2031		1,150	1,171

Midcap Financial Issuer Trust
5.625% due 01/15/2030		1,350	1,165
6.500% due 05/01/2028		1,600	1,478

Mitsubishi UFJ Financial Group, Inc.
2.048% due 07/17/2030		2,000	1,678
2.193% due 02/25/2025		3,500	3,399

Mizuho Financial Group, Inc.
0.797% due 04/15/2030	EUR	200	185
2.201% due 07/10/2031 •		$2,500	2,093
2.869% due 09/13/2030 •		1,000	890

Morgan Stanley
3.790% due 03/21/2030 •	EUR	4,700	5,116
5.173% due 01/16/2030 •		$5,000	5,006

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nationstar Mortgage Holdings, Inc.
6.000% due 01/15/2027		$2,000	$1,973
7.125% due 02/01/2032		1,850	1,839

Nationwide Building Society
3.960% due 07/18/2030 •		2,400	2,223

NatWest Group PLC
4.600% due 06/28/2031 •(i)(j)		1,700	1,326
5.125% due 05/12/2027 •(i)(j)	GBP	1,700	1,984
6.000% due 12/29/2025 •(i)(j)		$3,490	3,417

Navient Corp.
5.625% due 01/25/2025		100	99

NE Property BV
1.875% due 10/09/2026	EUR	400	403

Newmark Group, Inc.
7.500% due 01/12/2029		$1,500	1,544

Nissan Motor Acceptance Co. LLC
2.750% due 03/09/2028		1,525	1,355

Nomura Holdings, Inc.
2.648% due 01/16/2025		1,700	1,660
2.679% due 07/16/2030		2,300	1,972

Nordea Bank Abp
6.625% due 03/26/2026 •(i)(j)		1,500	1,489

Omega Healthcare Investors, Inc.
4.500% due 01/15/2025		700	693
4.950% due 04/01/2024		1,900	1,900

OneMain Finance Corp.
4.000% due 09/15/2030		550	471
5.375% due 11/15/2029		3,149	2,963
6.625% due 01/15/2028		20	20
6.875% due 03/15/2025		5,030	5,086
7.125% due 03/15/2026		1,740	1,773

Oxford Finance LLC
6.375% due 02/01/2027		1,000	949

Pacific LifeCorp
3.350% due 09/15/2050		1,000	703

Panther Escrow Issuer LLC
7.125% due 06/01/2031 (b)		4,600	4,681

Park Intermediate Holdings LLC
4.875% due 05/15/2029		1,700	1,582
5.875% due 10/01/2028		2,025	1,986
7.500% due 06/01/2025		855	857

PennyMac Financial Services, Inc.
4.250% due 02/15/2029		1,850	1,693
5.375% due 10/15/2025		2,440	2,413
5.750% due 09/15/2031		2,375	2,205

PRA Group, Inc.
7.375% due 09/01/2025		4,090	4,086

Prudential Funding Asia PLC
3.125% due 04/14/2030		150	135

Rayonier LP
2.750% due 05/17/2031		300	248

Realty Income Corp.
3.200% due 01/15/2027		500	473
3.200% due 02/15/2031		820	728
3.250% due 01/15/2031		800	714
3.400% due 01/15/2030		900	820
3.950% due 08/15/2027		438	425

Regency Centers LP
2.950% due 09/15/2029		100	90

Rexford Industrial Realty LP
2.125% due 12/01/2030		1,860	1,524

RHP Hotel Properties LP
4.500% due 02/15/2029		1,275	1,192

RLJ Lodging Trust LP
3.750% due 07/01/2026		975	929

Rocket Mortgage LLC
3.875% due 03/01/2031		560	488
4.000% due 10/15/2033		3,850	3,265

Sabine Re Ltd.
8.250% (T-BILL 1MO + 8.250%) due 04/07/2031 «~(b)		400	400

Sammons Financial Group, Inc.
3.350% due 04/16/2031		1,025	839
6.875% due 04/15/2034		3,000	3,023

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	53

Schedule of Investments	PIMCO Diversified Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Santander Holdings USA, Inc.
3.244% due 10/05/2026		$5,000	$4,726

Santander U.K. Group Holdings PLC
3.823% due 11/03/2028 •		2,400	2,258
6.750% due 06/24/2024 •(i)(j)	GBP	2,550	3,215

SBA Communications Corp.
3.875% due 02/15/2027		$1,000	952

SLM Corp.
4.200% due 10/29/2025		2,000	1,953

SMBC Aviation Capital Finance DAC
3.550% due 04/15/2024		300	300

Standard Chartered PLC
3.265% due 02/18/2036 •		2,400	2,018
4.305% due 05/21/2030 •		2,600	2,459

Stifel Financial Corp.
4.000% due 05/15/2030		980	896

Sumitomo Mitsui Financial Group, Inc.
2.130% due 07/08/2030		400	335
2.348% due 01/15/2025		900	879
2.750% due 01/15/2030		1,900	1,684

Sunac China Holdings Ltd. (5.000% Cash or 6.000% PIK)
5.000% due 09/30/2026 (c)		23	3

Sunac China Holdings Ltd. (5.250% Cash or 6.250% PIK)
5.250% due 09/30/2027 (c)		23	3

Sunac China Holdings Ltd. (5.500% Cash or 6.500% PIK)
5.500% due 09/30/2027 (c)		47	4

Sunac China Holdings Ltd. (5.750% Cash or 6.750% PIK)
5.750% due 09/30/2028 (c)		70	5

Sunac China Holdings Ltd. (6.000% Cash or 7.000% PIK)
6.000% due 09/30/2029 (c)		70	5

Sunac China Holdings Ltd. (6.250% Cash or 7.250% PIK)
6.250% due 09/30/2030 (c)		33	2

SUNRISE FINCO I BV
4.875% due 07/15/2031		2,000	1,787

Synchrony Financial
2.875% due 10/28/2031		1,700	1,358

Ter Finance Jersey Ltd.
0.000% due 01/02/2025 «(g)		1,800	1,701

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	89	111
5.801% due 10/13/2040		191	247
6.052% due 10/13/2039		6,657	8,793

TP ICAP Finance PLC
5.250% due 05/29/2026		4,900	6,070

Trust Fibra Uno
6.390% due 01/15/2050		$2,100	1,705
7.375% due 02/13/2034		2,000	1,998

UBS AG
5.125% due 05/15/2024 (j)		1,800	1,796

UBS Group AG
2.095% due 02/11/2032 •		700	561
2.593% due 09/11/2025 •		1,950	1,922
3.091% due 05/14/2032 •		1,525	1,298
3.869% due 01/12/2029 •		4,250	4,021
4.194% due 04/01/2031 •		3,100	2,880
5.428% due 02/08/2030 •		2,000	2,004

UniCredit SpA
2.569% due 09/22/2026 •		8,650	8,242

VICI Properties LP
3.875% due 02/15/2029		3,550	3,270
4.125% due 08/15/2030		625	569
4.250% due 12/01/2026		2,030	1,953
5.750% due 02/01/2027		1,030	1,029

Wells Fargo & Co.
2.393% due 06/02/2028 •		2,900	2,655
3.000% due 04/22/2026		282	270
3.068% due 04/30/2041 •		2,100	1,572
3.196% due 06/17/2027 •		7,200	6,877

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Welltower OP LLC
4.250% due 04/15/2028		$385	$373

Weyerhaeuser Co.
4.000% due 04/15/2030		2,410	2,278
6.950% due 10/01/2027		460	485
7.375% due 03/15/2032		508	578

Willis North America, Inc.
2.950% due 09/15/2029		200	179

			502,568

INDUSTRIALS 26.9%

AA Bond Co. Ltd.
6.500% due 01/31/2026	GBP	2,000	2,513

Acadia Healthcare Co., Inc.
5.000% due 04/15/2029		$800	761
5.500% due 07/01/2028		1,000	975

AdaptHealth LLC
6.125% due 08/01/2028		1,050	987

Adevinta ASA
2.625% due 11/15/2025	EUR	1,000	1,081

Advantage Sales & Marketing, Inc.
6.500% due 11/15/2028		$2,085	1,966

AEP Transmission Co. LLC
5.150% due 04/01/2034		3,000	2,991

Ahead DB Holdings LLC
6.625% due 05/01/2028		1,350	1,223

Air Canada Pass-Through Trust
3.600% due 09/15/2028		449	426
5.250% due 10/01/2030		892	878

Aker BP ASA
3.750% due 01/15/2030		800	732
4.000% due 01/15/2031		1,300	1,188

Alaska Airlines Pass-Through Trust
4.800% due 02/15/2029		1,147	1,120

Alcon Finance Corp.
2.600% due 05/27/2030		900	778

Allegion U.S. Holding Co., Inc.
3.200% due 10/01/2024		500	493
3.550% due 10/01/2027		600	573

ALROSA Finance SA
3.100% due 06/25/2027 ^«(d)		5,500	330
4.650% due 04/09/2024 ^«(d)		2,200	132

Altice Financing SA
5.750% due 08/15/2029		3,075	2,467

Altice France Holding SA
8.000% due 05/15/2027	EUR	600	217
10.500% due 05/15/2027		$750	281

Altice France SA
2.125% due 02/15/2025	EUR	900	873
3.375% due 01/15/2028		1,025	799
4.250% due 10/15/2029		800	607
5.500% due 10/15/2029		$3,025	2,056
8.125% due 02/01/2027		3,350	2,621

AMC Networks, Inc.
4.250% due 02/15/2029		735	521

American Airlines Pass-Through Trust
2.875% due 01/11/2036		3,632	3,095
3.000% due 04/15/2030		118	107
3.150% due 08/15/2033		278	249
3.200% due 12/15/2029		1,484	1,365
3.350% due 04/15/2031		1,405	1,288
3.375% due 11/01/2028		1,381	1,306
3.575% due 07/15/2029		833	781
3.600% due 03/22/2029		621	588
3.600% due 04/15/2031		126	115
3.650% due 08/15/2030		398	376
3.700% due 04/01/2028		264	254

American Airlines, Inc.
5.500% due 04/20/2026		5,456	5,422
5.750% due 04/20/2029		2,975	2,927

American Builders & Contractors Supply Co., Inc.
3.875% due 11/15/2029		1,000	900

Amgen, Inc.
5.600% due 03/02/2043		2,400	2,443
5.650% due 03/02/2053		1,350	1,377

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ANGI Group LLC
3.875% due 08/15/2028		$1,810	$1,573

AngloGold Ashanti Holdings PLC
3.750% due 10/01/2030		400	350

Anheuser-Busch InBev Worldwide, Inc.
4.375% due 04/15/2038		520	484
4.950% due 01/15/2042		2,100	2,041

Antofagasta PLC
2.375% due 10/14/2030		800	670

Apache Corp.
4.875% due 11/15/2027		870	847

Arches Buyer, Inc.
4.250% due 06/01/2028		1,505	1,326

Ardagh Packaging Finance PLC
2.125% due 08/15/2026	EUR	1,800	1,679

Ashtead Capital, Inc.
4.000% due 05/01/2028		$700	658

ATS Corp.
4.125% due 12/15/2028		650	596

Avantor Funding, Inc.
3.875% due 07/15/2028	EUR	1,500	1,577
3.875% due 11/01/2029		$1,825	1,647
4.625% due 07/15/2028		1,820	1,727

Axalta Coating Systems LLC
3.375% due 02/15/2029		1,250	1,120
4.750% due 06/15/2027		1,150	1,111

B.C. Unlimited Liability Co.
4.000% due 10/15/2030		3,400	3,032
4.375% due 01/15/2028		4,660	4,411

BAE Systems PLC
3.400% due 04/15/2030		1,000	913

Bausch & Lomb Escrow Corp.
8.375% due 10/01/2028		1,000	1,036

Bausch Health Cos., Inc.
5.500% due 11/01/2025		500	472

Bayer U.S. Finance LLC
4.250% due 12/15/2025		2,100	2,048
4.375% due 12/15/2028		2,300	2,166

BCPE Empire Holdings, Inc.
7.625% due 05/01/2027		1,700	1,661

Beacon Roofing Supply, Inc.
4.500% due 11/15/2026		800	778

Becton Dickinson & Co.
2.823% due 05/20/2030		270	238

Bellis Acquisition Co. PLC
3.250% due 02/16/2026	GBP	2,725	3,256

Bioceanico Sovereign Certificate Ltd.
0.000% due 06/05/2034 (g)		$1,041	766

Black Knight InfoServ LLC
3.625% due 09/01/2028		430	407

Block Communications, Inc.
4.875% due 03/01/2028		1,600	1,430

Block, Inc.
2.750% due 06/01/2026		1,325	1,247
3.500% due 06/01/2031		1,400	1,220

Boeing Co.
3.250% due 02/01/2028		2,390	2,200
3.625% due 02/01/2031		1,075	947
5.040% due 05/01/2027		600	589
5.150% due 05/01/2030		1,235	1,195
5.805% due 05/01/2050		1,350	1,279
5.930% due 05/01/2060		2,570	2,412

Booz Allen Hamilton, Inc.
3.875% due 09/01/2028		870	816

Boston Scientific Corp.
2.650% due 06/01/2030		720	634

Boyne USA, Inc.
4.750% due 05/15/2029		1,000	928

British Airways Pass-Through Trust
2.900% due 09/15/2036		1,160	1,005
4.250% due 05/15/2034		808	755

Broadcom, Inc.
2.600% due 02/15/2033		1,000	812
3.137% due 11/15/2035		906	732

54	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.187% due 11/15/2036		$5,240	$4,172
3.419% due 04/15/2033		2,380	2,064
3.469% due 04/15/2034		5,534	4,744
4.300% due 11/15/2032		1,590	1,495
4.926% due 05/15/2037		1,038	986

Builders FirstSource, Inc.
4.250% due 02/01/2032		725	651

BWX Technologies, Inc.
4.125% due 06/30/2028		1,770	1,652

CA Magnum Holdings
5.375% due 10/31/2026		2,400	2,299

Cable One, Inc.
4.000% due 11/15/2030		1,575	1,230

Cablevision Lightpath LLC
3.875% due 09/15/2027		1,000	899

Cameron LNG LLC
3.302% due 01/15/2035		300	250
3.402% due 01/15/2038		400	332
3.701% due 01/15/2039		300	250

Canadian Pacific Railway Co.
3.500% due 05/01/2050		500	375
4.200% due 11/15/2069		270	214

Cargo Aircraft Management, Inc.
4.750% due 02/01/2028		2,095	1,896

Carnival Corp.
4.000% due 08/01/2028		6,550	6,106

Catalent Pharma Solutions, Inc.
2.375% due 03/01/2028	EUR	1,400	1,438

CCO Holdings LLC
5.125% due 05/01/2027		$6,000	5,721
5.375% due 06/01/2029		1,000	916

Centene Corp.
4.250% due 12/15/2027		2,200	2,099

CF Industries, Inc.
5.150% due 03/15/2034		2,825	2,782

Charles River Laboratories International, Inc.
4.000% due 03/15/2031		375	335
4.250% due 05/01/2028		420	398

Charter Communications Operating LLC
3.500% due 06/01/2041		2,200	1,478
3.750% due 02/15/2028		1,300	1,206
3.850% due 04/01/2061		3,325	1,975
3.900% due 06/01/2052		1,875	1,194
4.400% due 12/01/2061		2,525	1,651
5.375% due 04/01/2038		500	435

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029		1,410	1,312
5.875% due 03/31/2025		4,950	4,952

Cheniere Energy Partners LP
4.000% due 03/01/2031		2,625	2,388

Cheniere Energy, Inc.
4.625% due 10/15/2028		3,625	3,516

Cheplapharm Arzneimittel GmbH
4.375% due 01/15/2028	EUR	2,000	2,096
5.500% due 01/15/2028		$300	286

Chesapeake Energy Corp.
5.500% due 02/01/2026		1,600	1,591
5.875% due 02/01/2029		225	223
6.750% due 04/15/2029		1,525	1,543

Chobani LLC
4.625% due 11/15/2028		1,900	1,774

Choice Hotels International, Inc.
3.700% due 12/01/2029		1,850	1,657

Clarivate Science Holdings Corp.
3.875% due 07/01/2028		1,725	1,598
4.875% due 07/01/2029		1,200	1,111

Community Health Systems, Inc.
5.250% due 05/15/2030		2,150	1,755
5.625% due 03/15/2027		2,275	2,096
6.000% due 01/15/2029		1,000	875

Connect Finco SARL
6.750% due 10/01/2026		2,840	2,786

Consolidated Communications, Inc.
5.000% due 10/01/2028		550	459

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Constellation Brands, Inc.
4.100% due 02/15/2048		$1,000	$819

Constellation Oil Services Holding SA (3.000% Cash or 4.000% PIK)
3.000% due 12/31/2026 (c)		619	497

Continental Resources, Inc.
4.375% due 01/15/2028		500	483

Continental Wind LLC
6.000% due 02/28/2033		148	150

CoStar Group, Inc.
2.800% due 07/15/2030		1,020	870

Coty, Inc.
3.875% due 04/15/2026	EUR	775	829
5.000% due 04/15/2026		$1,607	1,584

CSC Holdings LLC
6.500% due 02/01/2029		650	551

CVS Health Corp.
3.250% due 08/15/2029		100	92
4.780% due 03/25/2038		715	661

CVS Pass-Through Trust
5.773% due 01/10/2033		222	220
5.926% due 01/10/2034		24	24
6.036% due 12/10/2028		50	50
6.943% due 01/10/2030		5,115	5,241
7.507% due 01/10/2032		3,936	4,076
8.353% due 07/10/2031		856	922

DAE Funding LLC
1.550% due 08/01/2024		2,250	2,213
2.625% due 03/20/2025		4,000	3,880

DCP Midstream Operating LP
3.250% due 02/15/2032		2,350	2,026
5.625% due 07/15/2027		1,170	1,181

Dell International LLC
6.020% due 06/15/2026		1,229	1,245
8.100% due 07/15/2036		594	719

Delta Air Lines, Inc.
4.500% due 10/20/2025		2,100	2,079
4.750% due 10/20/2028		2,705	2,647

Directv Financing LLC
5.875% due 08/15/2027		3,200	3,029

DISH DBS Corp.
5.750% due 12/01/2028		2,200	1,516

DT Midstream, Inc.
4.125% due 06/15/2029		1,480	1,362
4.375% due 06/15/2031		1,880	1,704

eBay, Inc.
2.700% due 03/11/2030		1,090	966

Ecopetrol SA
7.375% due 09/18/2043		2,130	1,966

Edgewell Personal Care Co.
4.125% due 04/01/2029		1,300	1,194

Edwards Lifesciences Corp.
4.300% due 06/15/2028		368	358

Elanco Animal Health, Inc.
6.650% due 08/28/2028		1,470	1,494

Empresa de los Ferrocarriles del Estado
3.068% due 08/18/2050		1,700	1,031

Empresa de Transporte de Pasajeros Metro SA
3.650% due 05/07/2030		1,000	918
4.700% due 05/07/2050		4,700	3,906

Energy Transfer LP
3.750% due 05/15/2030		780	719
5.250% due 04/15/2029		200	200
5.950% due 12/01/2025		40	40
6.000% due 02/01/2029		1,975	1,994
6.125% due 12/15/2045		2,080	2,093
6.500% due 02/01/2042		800	849

EnLink Midstream LLC
5.625% due 01/15/2028		750	743

Enterprise Products Operating LLC
4.200% due 01/31/2050		200	169

EQM Midstream Partners LP
4.500% due 01/15/2029		2,220	2,084
6.000% due 07/01/2025		144	144
6.500% due 07/01/2027		1,930	1,949

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

EQT Corp.
5.000% due 01/15/2029		$900	$882
7.000% due 02/01/2030		2,000	2,126

ESAB Corp.
6.250% due 04/15/2029 (b)		2,000	2,012

Expedia Group, Inc.
2.950% due 03/15/2031		364	318
4.625% due 08/01/2027		400	393
6.250% due 05/01/2025		1,323	1,329

FAGE International SA
5.625% due 08/15/2026		741	732

Fair Isaac Corp.
4.000% due 06/15/2028		2,095	1,959

Ferguson Finance PLC
3.250% due 06/02/2030		600	537

First Student Bidco, Inc.
4.000% due 07/31/2029		2,675	2,373

Foundation Building Materials, Inc.
6.000% due 03/01/2029		375	345

Freeport-McMoRan, Inc.
4.125% due 03/01/2028		2,920	2,796
4.375% due 08/01/2028		1,000	962
5.250% due 09/01/2029		500	501

Fresenius Medical Care U.S. Finance, Inc.
2.375% due 02/16/2031		2,940	2,319

Frontier Communications Holdings LLC
5.875% due 10/15/2027		2,750	2,665

Full House Resorts, Inc.
8.250% due 02/15/2028		2,975	2,846

Gap, Inc.
3.625% due 10/01/2029		3,100	2,719
3.875% due 10/01/2031		1,550	1,313

Garda World Security Corp.
4.625% due 02/15/2027		660	633

Gartner, Inc.
3.750% due 10/01/2030		2,825	2,532
4.500% due 07/01/2028		910	868

Gazprom PJSC Via Gaz Capital SA
8.625% due 04/28/2034		5,500	5,016

Gen Digital, Inc.
5.000% due 04/15/2025		185	184

General Motors Co.
6.800% due 10/01/2027 (k)		600	629

Global Partners LP
6.875% due 01/15/2029		1,670	1,658

GN Bondco LLC
9.500% due 10/15/2031		3,300	3,297

goeasy Ltd.
9.250% due 12/01/2028		2,000	2,135

Gray Oak Pipeline LLC
3.450% due 10/15/2027		470	442

Grifols SA
3.200% due 05/01/2025	EUR	1,050	1,046
3.875% due 10/15/2028		1,750	1,497

GYP Holdings Corp.
4.625% due 05/01/2029		$400	372

HCA, Inc.
3.500% due 09/01/2030		1,230	1,113
4.500% due 02/15/2027		3,360	3,295
5.375% due 09/01/2026		2,813	2,814
5.625% due 09/01/2028		3,224	3,265
5.875% due 02/15/2026		205	206
5.875% due 02/01/2029		1,600	1,636

HealthEquity, Inc.
4.500% due 10/01/2029		2,000	1,848

Hilton Domestic Operating Co., Inc.
3.625% due 02/15/2032		6,375	5,495
3.750% due 05/01/2029		5,000	4,591
4.000% due 05/01/2031		1,375	1,230
5.750% due 05/01/2028		1,500	1,499

Hilton Grand Vacations Borrower Escrow LLC
4.875% due 07/01/2031		1,100	986
5.000% due 06/01/2029		1,675	1,563

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	55

Schedule of Investments	PIMCO Diversified Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hilton Worldwide Finance LLC
4.875% due 04/01/2027		$582	$573

Howard Midstream Energy Partners LLC
6.750% due 01/15/2027		900	899

IHO Verwaltungs GmbH (3.875% cash or 4.625% PIK)
3.875% due 05/15/2027 (c)	EUR	1,200	1,273

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (c)		$1,650	1,649

Imola Merger Corp.
4.750% due 05/15/2029		4,325	4,059

INEOS Quattro Finance 2 PLC
2.500% due 01/15/2026	EUR	1,000	1,048

Infor, Inc.
1.750% due 07/15/2025		$900	853

Intelligent Packaging Ltd. Finco, Inc.
6.000% due 09/15/2028		2,150	2,044

Intelsat Jackson Holdings SA
6.500% due 03/15/2030		5,213	4,856

Inter Media & Communication SpA
6.750% due 02/09/2027	EUR	800	849

IQVIA, Inc.
5.700% due 05/15/2028		$1,000	1,015

JetBlue Pass-Through Trust
4.000% due 05/15/2034		1,543	1,434

John Lewis PLC
4.250% due 12/18/2034	GBP	800	782

KazMunayGas National Co. JSC
5.375% due 04/24/2030		$1,600	1,573
5.750% due 04/19/2047		3,600	3,136

Kinder Morgan, Inc.
7.750% due 01/15/2032		10,100	11,471

Kraft Heinz Foods Co.
4.375% due 06/01/2046		4,600	3,888
6.875% due 01/26/2039		1,000	1,131

LABL, Inc.
6.750% due 07/15/2026		1,900	1,879

Lamar Media Corp.
3.625% due 01/15/2031		775	681
4.000% due 02/15/2030		500	455

Las Vegas Sands Corp.
3.900% due 08/08/2029		1,630	1,485

Legends Hospitality Holding Co. LLC
5.000% due 02/01/2026		500	496

Leidos, Inc.
2.300% due 02/15/2031		950	786
4.375% due 05/15/2030		640	607

Lenovo Group Ltd.
3.421% due 11/02/2030		3,000	2,635

Level 3 Financing, Inc.
3.625% due 01/15/2029		4,250	2,529
3.750% due 07/15/2029		1,825	1,113
11.000% due 11/15/2029		1,225	1,275

Leviathan Bond Ltd.
6.500% due 06/30/2027		1,470	1,423

LifePoint Health, Inc.
11.000% due 10/15/2030		2,400	2,568

Live Nation Entertainment, Inc.
3.750% due 01/15/2028		2,000	1,855
4.750% due 10/15/2027		480	459

Marriott International, Inc.
3.500% due 10/15/2032		2,210	1,938

Marriott Ownership Resorts, Inc.
4.500% due 06/15/2029		575	526

Masco Corp.
4.500% due 05/15/2047		490	419

Masonite International Corp.
3.500% due 02/15/2030		5,300	4,694

Mattel, Inc.
3.375% due 04/01/2026		875	837
3.750% due 04/01/2029		725	668
5.875% due 12/15/2027		400	402

Medline Borrower LP
6.250% due 04/01/2029		4,000	4,023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Melco Resorts Finance Ltd.
4.875% due 06/06/2025		$700	$684
5.375% due 12/04/2029		5,700	5,225
5.625% due 07/17/2027		1,630	1,561

MGM China Holdings Ltd.
4.750% due 02/01/2027		3,900	3,719
5.375% due 05/15/2024		2,250	2,246
5.875% due 05/15/2026		2,675	2,644

MGM Resorts International
5.500% due 04/15/2027		1,110	1,101

Midwest Gaming Borrower LLC
4.875% due 05/01/2029		1,400	1,297

Mileage Plus Holdings LLC
6.500% due 06/20/2027		520	523

Mitchells & Butlers Finance PLC
6.469% due 09/15/2032	GBP	1,700	1,938

MMK International Capital DAC
4.375% due 06/13/2024 ^«(d)		$3,300	198

MPH Acquisition Holdings LLC
5.500% due 09/01/2028		1,175	1,000

MPLX LP
4.250% due 12/01/2027		100	97

Mundys SpA
1.625% due 02/03/2025	EUR	500	527

National Football League
5.480% due 10/05/2028 «(b)(k)		$6,600	6,600
5.580% due 10/05/2033 «(k)		5,000	5,000

National Fuel Gas Co.
2.950% due 03/01/2031		1,150	968

NCL Corp. Ltd.
3.625% due 12/15/2024		2,150	2,120
5.875% due 02/15/2027		900	890
8.125% due 01/15/2029		2,000	2,118

Netflix, Inc.
3.625% due 05/15/2027	EUR	4,730	5,155
3.625% due 06/15/2030		2,000	2,180
3.875% due 11/15/2029		3,200	3,535
4.875% due 06/15/2030		$2,560	2,543
5.375% due 11/15/2029		1,655	1,689
5.875% due 11/15/2028		5,900	6,135
6.375% due 05/15/2029		1,070	1,140

New Albertsons LP
6.570% due 02/23/2028		800	764

Newell Brands, Inc.
4.875% due 06/01/2025		480	473

Newfold Digital Holdings Group, Inc.
6.000% due 02/15/2029		1,325	1,040

Nissan Motor Co. Ltd.
4.345% due 09/17/2027		3,000	2,854
4.810% due 09/17/2030		3,880	3,626

Noble Finance LLC
8.000% due 04/15/2030		2,000	2,085

Northriver Midstream Finance LP
5.625% due 02/15/2026		2,350	2,335

Novelis Corp.
3.250% due 11/15/2026		600	560
3.875% due 08/15/2031		700	602

NPC Ukrenergo
6.875% due 11/09/2028		600	227

NuStar Logistics LP
5.750% due 10/01/2025		1,800	1,792
6.375% due 10/01/2030		1,310	1,320

NVR, Inc.
3.000% due 05/15/2030		940	835

NXP BV
3.150% due 05/01/2027		200	189
3.875% due 06/18/2026		1,400	1,359

Occidental Petroleum Corp.
5.500% due 12/01/2025 (k)		2,625	2,625
6.375% due 09/01/2028		3,980	4,137
6.450% due 09/15/2036		250	267
6.625% due 09/01/2030		1,990	2,111
8.875% due 07/15/2030		1,040	1,209

Odebrecht Oil & Gas Finance Ltd.
0.000% due 04/29/2024 (g)(i)		3,197	176

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Olympus Water U.S. Holding Corp.
3.875% due 10/01/2028	EUR	1,750	$1,771
4.250% due 10/01/2028		$1,700	1,544

ON Semiconductor Corp.
3.875% due 09/01/2028		1,820	1,674

Open Text Holdings, Inc.
4.125% due 02/15/2030		600	538

Oracle Corp.
3.850% due 04/01/2060		3,200	2,279

Organon & Co.
4.125% due 04/30/2028		8,000	7,461

Outfront Media Capital LLC
7.375% due 02/15/2031		1,000	1,048

Pactiv Evergreen Group Issuer, Inc.
4.000% due 10/15/2027		3,100	2,895

Pelabuhan Indonesia Persero PT
5.375% due 05/05/2045		2,000	1,924

Penske Truck Leasing Co. LP
3.350% due 11/01/2029		100	90
3.450% due 07/01/2024		1,610	1,600

Performance Food Group, Inc.
6.875% due 05/01/2025		800	801

Pertamina Persero PT
4.150% due 02/25/2060		1,000	761
4.175% due 01/21/2050		1,500	1,192
4.700% due 07/30/2049		3,000	2,578
5.625% due 05/20/2043		3,100	3,051
6.500% due 05/27/2041		3,000	3,206
6.500% due 11/07/2048		3,500	3,771

Petroleos de Venezuela SA
5.375% due 04/12/2027 ^		11,221	1,067
5.500% due 04/12/2037 ^		47,485	4,511

Petroleos Mexicanos
6.350% due 02/12/2048		4,526	2,889
6.375% due 01/23/2045		8,510	5,493
6.750% due 09/21/2047		13,456	8,959
6.950% due 01/28/2060		4,262	2,819
7.690% due 01/23/2050		22,370	16,105

Petrorio Luxembourg Trading SARL
6.125% due 06/09/2026		900	887

PetSmart, Inc.
4.750% due 02/15/2028		1,950	1,828
7.750% due 02/15/2029		825	804

Pinnacle Bidco PLC
8.250% due 10/11/2028	EUR	3,000	3,392

Post Holdings, Inc.
4.625% due 04/15/2030		$2,510	2,306
5.625% due 01/15/2028		200	197

Presidio Holdings, Inc.
4.875% due 02/01/2027		1,810	1,764
8.250% due 02/01/2028		460	459

Prestige Brands, Inc.
3.750% due 04/01/2031		850	741
5.125% due 01/15/2028		100	97

Prime Security Services Borrower LLC
3.375% due 08/31/2027		3,400	3,126
5.750% due 04/15/2026		1,440	1,437

ProFrac Holdings LLC
12.548% (TSFR3M + 7.250%) due 01/23/2029 ~		670	700

Prosus NV
1.539% due 08/03/2028	EUR	1,500	1,444
1.985% due 07/13/2033		2,350	1,963
3.061% due 07/13/2031		$1,850	1,507
3.680% due 01/21/2030		1,200	1,054
3.832% due 02/08/2051		2,000	1,232
4.027% due 08/03/2050		900	574

PTC, Inc.
4.000% due 02/15/2028		200	187

Quanta Services, Inc.
2.900% due 10/01/2030		975	853

Raising Cane’s Restaurants LLC
9.375% due 05/01/2029		1,500	1,623

ReNew Pvt Ltd.
5.875% due 03/05/2027		478	467

56	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Rivian Holdings LLC
11.493% due 10/15/2026 •		$5,300	$5,357

Rockies Express Pipeline LLC
4.800% due 05/15/2030		1,430	1,323

Roller Bearing Co. of America, Inc.
4.375% due 10/15/2029		1,000	917

Rolls-Royce PLC
4.625% due 02/16/2026	EUR	1,000	1,092

Sabine Pass Liquefaction LLC
4.500% due 05/15/2030		$2,300	2,213
5.625% due 03/01/2025		7,544	7,539
5.750% due 05/15/2024		406	406

Sabre Global, Inc.
8.625% due 06/01/2027		740	650

Sands China Ltd.
2.850% due 03/08/2029		3,700	3,218
3.250% due 08/08/2031		2,100	1,760
4.050% due 01/08/2026		1,000	964
5.125% due 08/08/2025		2,100	2,073
5.400% due 08/08/2028		4,100	4,023

Santos Finance Ltd.
3.649% due 04/29/2031		1,325	1,155

Sartorius Finance BV
4.500% due 09/14/2032	EUR	2,500	2,847
4.875% due 09/14/2035		5,200	6,058

Sasol Financing USA LLC
4.375% due 09/18/2026		$1,800	1,704
6.500% due 09/27/2028		4,350	4,172

Saudi Arabian Oil Co.
3.250% due 11/24/2050		550	373
3.500% due 11/24/2070		2,000	1,308

Seadrill Finance Ltd.
8.375% due 08/01/2030		3,350	3,518

Seagate HDD Cayman
9.625% due 12/01/2032		3,698	4,217

Sensata Technologies BV
4.000% due 04/15/2029		2,500	2,285

SIG Combibloc PurchaseCo SARL
2.125% due 06/18/2025	EUR	1,400	1,479

Simmons Foods, Inc.
4.625% due 03/01/2029		$250	221

Sirius XM Radio, Inc.
3.875% due 09/01/2031		1,050	876
4.125% due 07/01/2030		1,200	1,050

Sitio Royalties Operating Partnership LP
7.875% due 11/01/2028		1,000	1,035

Smith & Nephew PLC
2.032% due 10/14/2030		1,700	1,404

Southern Co.
3.700% due 04/30/2030		2,300	2,134

Southwestern Energy Co.
5.375% due 02/01/2029		660	642

Spectrum Brands, Inc.
3.875% due 03/15/2031		425	410
5.500% due 07/15/2030		2,100	2,059

Speedway Motorsports LLC
4.875% due 11/01/2027		950	905

Spirit AeroSystems, Inc.
9.750% due 11/15/2030		2,000	2,240

Spirit Airlines Pass-Through Trust
3.650% due 08/15/2031		67	58
4.100% due 10/01/2029		335	308

Spirit Loyalty Cayman Ltd.
8.000% due 09/20/2025		1,800	1,368

SRS Distribution, Inc.
4.625% due 07/01/2028		1,525	1,538
6.125% due 07/01/2029		500	510

Stagwell Global LLC
5.625% due 08/15/2029		3,000	2,727

Standard Industries, Inc.
2.250% due 11/21/2026	EUR	3,990	4,051
3.375% due 01/15/2031		$6,420	5,390
4.375% due 07/15/2030		1,190	1,070
4.750% due 01/15/2028		1,200	1,146
5.000% due 02/15/2027		1,170	1,136

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Station Casinos LLC
4.500% due 02/15/2028		$1,220	$1,150
4.625% due 12/01/2031		2,000	1,799

Stryker Corp.
2.900% due 06/15/2050		400	276

Sunoco LP
4.500% due 05/15/2029		1,875	1,745

Superior Plus LP
4.500% due 03/15/2029		800	740

T-Mobile USA, Inc.
2.050% due 02/15/2028		2,300	2,061
2.250% due 02/15/2026		1,300	1,231
2.550% due 02/15/2031		1,165	993
2.625% due 02/15/2029		2,475	2,217
2.875% due 02/15/2031		3,210	2,791
3.000% due 02/15/2041		1,700	1,253
3.500% due 04/15/2031		3,325	3,006
3.750% due 04/15/2027		760	732
3.875% due 04/15/2030		4,650	4,357

TeamSystem SpA
3.500% due 02/15/2028	EUR	400	414

Teck Resources Ltd.
3.900% due 07/15/2030		$1,040	960

TEGNA, Inc.
4.625% due 03/15/2028		2,150	1,975
4.750% due 03/15/2026		1,000	981

Teleflex, Inc.
4.625% due 11/15/2027		200	193

Tenet Healthcare Corp.
4.375% due 01/15/2030		1,200	1,110
4.625% due 06/15/2028		660	629

Thames Water Utilities Finance PLC
4.375% due 01/18/2031	EUR	6,200	6,238

TK Elevator Midco GmbH
4.375% due 07/15/2027		1,000	1,041

TMS Issuer SARL
5.780% due 08/23/2032		$9,800	10,115

Topaz Solar Farms LLC
5.750% due 09/30/2039		603	602

TopBuild Corp.
4.125% due 02/15/2032		1,000	886

TransDigm, Inc.
4.625% due 01/15/2029		775	720

Transurban Finance Co. Pty. Ltd.
2.450% due 03/16/2031		800	671

Travel & Leisure Co.
4.500% due 12/01/2029		2,100	1,932
4.625% due 03/01/2030		1,100	1,005
5.650% due 04/01/2024		9,291	9,291
6.000% due 04/01/2027		188	188

TreeHouse Foods, Inc.
4.000% due 09/01/2028		1,690	1,518

TripAdvisor, Inc.
7.000% due 07/15/2025		870	868

Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028		156	147

Twilio, Inc.
3.625% due 03/15/2029		1,800	1,621

U.S. Airways Pass-Through Trust
3.950% due 05/15/2027		209	204

U.S. Foods, Inc.
4.750% due 02/15/2029		600	570

U.S. Renal Care, Inc.
10.625% due 06/28/2028		779	684

Uber Technologies, Inc.
4.500% due 08/15/2029		950	903

UKG, Inc.
6.875% due 02/01/2031		8,000	8,156

United Airlines Pass-Through Trust
2.700% due 11/01/2033		250	215
2.900% due 11/01/2029		538	478
3.100% due 01/07/2030		181	166
3.500% due 09/01/2031		367	338
4.150% due 02/25/2033		1,056	990

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.800% due 07/15/2037		$3,000	$3,062
5.875% due 04/15/2029		3,157	3,149

United Airlines, Inc.
4.375% due 04/15/2026		5,080	4,914
4.625% due 04/15/2029		1,400	1,304

Univision Communications, Inc.
4.500% due 05/01/2029		1,400	1,252

Valaris Ltd.
8.375% due 04/30/2030		1,000	1,032

Vale Overseas Ltd.
3.750% due 07/08/2030		460	414
6.875% due 11/10/2039		770	824

Valvoline, Inc.
3.625% due 06/15/2031		1,375	1,186

Venture Global Calcasieu Pass LLC
3.875% due 08/15/2029		7,700	6,938
3.875% due 11/01/2033		4,300	3,657

Venture Global LNG, Inc.
8.125% due 06/01/2028		3,000	3,062
8.375% due 06/01/2031		2,500	2,580
9.500% due 02/01/2029		6,800	7,334

Verisure Holding AB
3.250% due 02/15/2027	EUR	2,000	2,072

Veritas U.S., Inc.
7.500% due 09/01/2025		$1,040	955

Vertiv Group Corp.
4.125% due 11/15/2028		1,775	1,654

Viasat, Inc.
6.500% due 07/15/2028		1,590	1,229

Viking Cruises Ltd.
7.000% due 02/15/2029		1,200	1,206

Viking Ocean Cruises Ship Ltd.
5.625% due 02/15/2029		550	536

Viper Energy Partners LP
5.375% due 11/01/2027		2,560	2,508

Virgin Media Secured Finance PLC
4.250% due 01/15/2030	GBP	5,200	5,674
5.000% due 04/15/2027		3,200	3,994
5.250% due 05/15/2029		100	116
5.500% due 05/15/2029		$8,710	8,060

Virgin Media Vendor Financing Notes DAC
4.875% due 07/15/2028	GBP	3,100	3,521

Vmed O2 U.K. Financing PLC
4.250% due 01/31/2031		$3,850	3,263

VOC Escrow Ltd.
5.000% due 02/15/2028		2,518	2,424

Wabtec Transportation Netherlands BV
1.250% due 12/03/2027	EUR	400	399

Walgreens Boots Alliance, Inc.
3.600% due 11/20/2025	GBP	2,700	3,286

Wand NewCo 3, Inc.
7.625% due 01/30/2032		$1,700	1,760

Western Digital Corp.
4.750% due 02/15/2026		3,040	2,972

Western Midstream Operating LP
3.100% due 02/01/2025		200	196
4.050% due 02/01/2030		2,320	2,166

Westinghouse Air Brake Technologies Corp.
4.700% due 09/15/2028		100	98

White Cap Buyer LLC
6.875% due 10/15/2028		1,050	1,031

White Cap Parent LLC (8.250% Cash or 9.000% PIK)
8.250% due 03/15/2026 (c)		700	700

Windstream Escrow LLC
7.750% due 08/15/2028		1,000	926

WMG Acquisition Corp.
2.250% due 08/15/2031	EUR	800	751

WR Grace Holdings LLC
4.875% due 06/15/2027		$1,810	1,722

Wyndham Hotels & Resorts, Inc.
4.375% due 08/15/2028		2,760	2,568

Wynn Las Vegas LLC
5.250% due 05/15/2027		3,800	3,724

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	57

Schedule of Investments	PIMCO Diversified Income Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wynn Macau Ltd.
5.625% due 08/26/2028	$5,325	$5,059

Wynn Resorts Finance LLC
5.125% due 10/01/2029	2,250	2,134

Yellowstone Energy LP
5.750% due 12/31/2026 «	1,295	1,263

Yum! Brands, Inc.
4.625% due 01/31/2032	2,125	1,963

Zayo Group Holdings, Inc.
4.000% due 03/01/2027	260	214

ZF North America Capital, Inc.
6.875% due 04/14/2028	2,000	2,076

ZipRecruiter, Inc.
5.000% due 01/15/2030	1,000	882

		899,971

UTILITIES 4.9%

Alabama Power Co.
1.450% due 09/15/2030	1,570	1,271

Ameren Illinois Co.
3.250% due 03/15/2050	300	214

AT&T, Inc.
2.550% due 12/01/2033	547	438
2.750% due 06/01/2031	2,000	1,723
3.550% due 09/15/2055	10,091	7,062
3.650% due 09/15/2059	5,552	3,869
3.800% due 12/01/2057	1,157	838

Atlantica Sustainable Infrastructure PLC
4.125% due 06/15/2028	575	529

Blue Racer Midstream LLC
7.625% due 12/15/2025	925	931

Centrais Eletricas Brasileiras SA
3.625% due 02/04/2025	600	588

Clearway Energy Operating LLC
3.750% due 02/15/2031	2,665	2,290

Cleveland Electric Illuminating Co.
4.550% due 11/15/2030	600	562

CrownRock LP
5.000% due 05/01/2029	1,325	1,310

Duke Energy Florida LLC
1.750% due 06/15/2030	900	750

Edison International
3.550% due 11/15/2024	400	395

Electricite de France SA
5.250% due 10/13/2055	300	260
9.125% due 03/15/2033 •(i)	6,100	6,736

Enel Finance International NV
2.250% due 07/12/2031	1,700	1,377
2.650% due 09/10/2024	2,200	2,169
6.000% due 10/07/2039	1,300	1,320

Entergy Corp.
2.950% due 09/01/2026	100	95

Entergy Texas, Inc.
1.750% due 03/15/2031	2,000	1,613

Eskom Holdings SOC Ltd.
6.350% due 08/10/2028	2,000	1,917

Exelon Corp.
4.050% due 04/15/2030	790	745
4.700% due 04/15/2050	200	175

FirstEnergy Corp.
2.250% due 09/01/2030	280	233

FirstEnergy Transmission LLC
2.866% due 09/15/2028	2,000	1,825

Gazprom PJSC via Gaz Finance PLC
2.950% due 01/27/2029	4,800	2,568

IPALCO Enterprises, Inc.
4.250% due 05/01/2030	300	280

Kentucky Utilities Co.
3.300% due 06/01/2050	100	70

Lumen Technologies, Inc.
4.125% due 04/15/2029	247	157
4.125% due 04/15/2030	247	154

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mid-Atlantic Interstate Transmission LLC
4.100% due 05/15/2028		$650	$626

Narragansett Electric Co.
3.395% due 04/09/2030		600	548

National Grid PLC
0.750% due 09/01/2033	EUR	4,200	3,482

NextEra Energy Capital Holdings, Inc.
2.200% due 12/02/2026	AUD	6,900	4,212

NGPL PipeCo LLC
4.875% due 08/15/2027		$1,602	1,564
7.768% due 12/15/2037		1,139	1,273

NiSource, Inc.
3.600% due 05/01/2030		1,000	922

ONEOK, Inc.
6.350% due 01/15/2031		1,000	1,060

Pacific Gas & Electric Co.
2.100% due 08/01/2027		300	270
2.500% due 02/01/2031		1,400	1,165
2.950% due 03/01/2026		400	382
3.150% due 01/01/2026		1,110	1,068
3.250% due 06/01/2031		350	304
3.300% due 03/15/2027		700	663
3.300% due 12/01/2027		2,900	2,696
3.400% due 08/15/2024		800	791
3.500% due 06/15/2025		1,610	1,569
3.500% due 08/01/2050		130	89
3.750% due 07/01/2028		150	141
3.750% due 08/15/2042		100	75
3.950% due 12/01/2047		1,000	749
4.200% due 03/01/2029		2,000	1,900
4.200% due 06/01/2041		500	403
4.250% due 03/15/2046		200	157
4.300% due 03/15/2045		600	475
4.450% due 04/15/2042		500	410
4.500% due 07/01/2040		1,400	1,197
4.550% due 07/01/2030		544	517
4.600% due 06/15/2043		300	251
4.650% due 08/01/2028		800	774
4.950% due 07/01/2050		444	382

Pattern Energy Operations LP
4.500% due 08/15/2028		920	859

Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
3.000% due 06/30/2030		5,200	4,543
4.000% due 06/30/2050		5,400	4,019
4.375% due 02/05/2050		1,000	798
4.875% due 07/17/2049		3,200	2,711
6.150% due 05/21/2048		2,820	2,857
6.250% due 01/25/2049		2,000	2,033

Rio Oil Finance Trust
8.200% due 04/06/2028		1,769	1,807

San Diego Gas & Electric Co.
1.700% due 10/01/2030		1,900	1,563

Southern California Edison Co.
2.850% due 08/01/2029		100	90
3.650% due 02/01/2050		1,475	1,094
4.650% due 10/01/2043		800	709
4.875% due 03/01/2049		300	268
5.625% due 02/01/2036		1,000	1,013
6.650% due 04/01/2029		200	211

Southern California Gas Co.
2.550% due 02/01/2030		800	702

Southern Gas Corridor CJSC
6.875% due 03/24/2026		6,980	7,064

Sprint LLC
7.125% due 06/15/2024		12,045	12,073
7.625% due 02/15/2025		12,440	12,595
7.625% due 03/01/2026		2,725	2,817

System Energy Resources, Inc.
2.140% due 12/09/2025		1,200	1,128

Tallgrass Energy Partners LP
6.000% due 12/31/2030		2,775	2,638
7.375% due 02/15/2029		2,145	2,159

Targa Resources Partners LP
4.000% due 01/15/2032		775	698
4.875% due 02/01/2031		4,645	4,451
6.875% due 01/15/2029		580	597

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Telecom Italia Capital SA
7.200% due 07/18/2036		$100	$98
7.721% due 06/04/2038		150	150

Telecom Italia SpA
7.875% due 07/31/2028	EUR	3,800	4,510

Tierra Mojada Luxembourg SARL
5.750% due 12/01/2040		$4,795	4,409

Verizon Communications, Inc.
2.550% due 03/21/2031		1,209	1,033
2.987% due 10/30/2056		4,300	2,753

Vodafone Group PLC
4.375% due 02/19/2043		3,700	3,200
4.875% due 06/19/2049		930	833
5.125% due 06/19/2059		700	641
5.250% due 05/30/2048		1,000	956
7.875% due 02/15/2030		300	342

			165,001

Total Corporate Bonds & Notes (Cost $1,736,947)			1,567,540

CONVERTIBLE BONDS & NOTES 0.0%

BANKING & FINANCE 0.0%

Sunac China Holdings Ltd. (1.000% PIK)
1.000% due 09/30/2032 (c)		71	5

Total Convertible Bonds & Notes (Cost $9)			5

MUNICIPAL BONDS & NOTES 0.0%

ILLINOIS 0.0%

Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040		679	768

Total Municipal Bonds & Notes (Cost $900)			768

U.S. GOVERNMENT AGENCIES 19.4%

Fannie Mae
0.000% due 09/25/2040 •(a)		318	9
0.365% due 09/25/2037 •(a)		365	25
5.883% due 10/18/2030 •		1	1
6.500% due 06/25/2028		9	9
6.850% due 12/18/2027		6	6

Freddie Mac
5.933% due 09/15/2030 •		2	2
6.289% due 10/25/2044 - 02/25/2045 •		28	25
6.489% due 07/25/2044 •		38	35
6.500% due 07/25/2043		3	3

Ginnie Mae
3.625% (H15T1Y + 1.500%) due 03/20/2026 - 07/20/2026 ~		3	3
3.750% due 11/20/2026 - 11/20/2027 •		4	4
3.875% (H15T1Y + 1.500%) due 05/20/2026 ~		2	2
6.112% due 09/16/2042 ~		153	153

Uniform Mortgage-Backed Security
3.000% due 02/01/2047		559	491
3.500% due 11/01/2045 - 10/01/2048		5,766	5,257
4.000% due 07/01/2048 - 06/01/2049		1,290	1,209
5.000% due 11/01/2035		16	16

Uniform Mortgage-Backed Security, TBA
3.000% due 04/01/2054 - 05/01/2054		77,600	66,812
4.500% due 04/01/2054 - 05/01/2054		199,420	189,958
5.000% due 04/01/2054 - 05/01/2054		62,900	61,381
5.500% due 04/01/2054 - 05/01/2054		85,900	85,480

58	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 05/01/2054	$78,800	$79,508
6.500% due 04/01/2054 - 05/01/2054	154,600	157,907

Total U.S. Government Agencies (Cost $649,209)		648,296

U.S. TREASURY OBLIGATIONS 6.8%

U.S. Treasury Bonds
1.750% due 08/15/2041	14,900	10,061
1.875% due 02/15/2041	57,400	40,034
2.875% due 05/15/2043	12,532	9,962
3.125% due 02/15/2042	30,600	25,616
3.125% due 02/15/2043	18,631	15,441
3.750% due 11/15/2043	1,500	1,357
4.750% due 11/15/2043	11,700	12,141

U.S. Treasury Notes
2.000% due 06/30/2024 (o)	42,600	42,241
2.125% due 07/31/2024	33,800	33,443
2.125% due 09/30/2024 (o)	22,400	22,060
2.250% due 11/15/2024 (o)(q)	16,300	16,005

Total U.S. Treasury Obligations (Cost $265,032)		228,361

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.8%

Adjustable Rate Mortgage Trust
4.100% due 01/25/2036 «~	19	17

American Home Mortgage Assets Trust
5.634% due 05/25/2046 •	116	97
5.654% due 10/25/2046 •	394	208
5.789% due 02/25/2047 •	19,516	7,249

American Home Mortgage Investment Trust
6.500% due 03/25/2047 þ	1,847	1,281
7.465% due 12/25/2035 •	480	161

BAMLL Commercial Mortgage Securities Trust
6.423% due 04/15/2036 •	3,600	3,599

Banc of America Funding Trust
2.371% due 03/20/2036 «~	11	10
4.819% due 09/20/2035 ~	25	20
5.500% due 01/25/2036 «	32	30
6.000% due 07/25/2037	207	167
6.000% due 08/25/2037	57	45

Banc of America Mortgage Trust
4.571% due 06/25/2035 ~	51	44
4.891% due 02/25/2036 ~	7	6
4.990% due 11/20/2046 ~	421	370
6.000% due 10/25/2036 «	70	54

Barclays Commercial Mortgage Securities Trust
4.314% due 12/15/2051	600	581

Bear Stearns Adjustable Rate Mortgage Trust
3.250% due 02/25/2033 «~	1	1
4.775% due 01/25/2035 ~	209	198
4.781% due 02/25/2036 ~	153	133
4.958% due 08/25/2035 ~	219	197
5.040% due 01/25/2035 ~	5	4
5.711% due 01/25/2034 ~	1	1
5.894% due 01/25/2034 ~	3	3

Bear Stearns ALT-A Trust
4.134% due 03/25/2036 ~	136	108
4.172% due 08/25/2036 ~	253	170
4.200% due 11/25/2036 ~	103	47
4.333% due 11/25/2036 ~	93	52
4.576% due 11/25/2036 ~	2,023	1,064
4.870% due 09/25/2035 ~	314	186
5.138% due 05/25/2035 ~	57	54
5.784% due 08/25/2036 •	421	369

Chase Home Lending Mortgage Trust
3.250% due 03/25/2063 ~	6,077	5,387
3.250% due 09/25/2063 ~	5,831	5,138

Chase Mortgage Finance Trust
5.500% due 11/25/2035	235	169
5.500% due 07/25/2037	930	70

Chevy Chase Funding LLC Mortgage-Backed Certificates
5.654% due 10/25/2046 •	575	552
5.694% due 01/25/2036 «•	46	41

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Commercial Mortgage Trust
3.209% due 05/10/2049		$1,100	$1,050

Citigroup Global Markets Mortgage Securities
5.944% due 05/25/2032 «•		5	5

Citigroup Mortgage Loan Trust
4.180% due 05/25/2035 ~		84	81
4.496% due 09/25/2037 ~		189	168
4.722% due 04/25/2037 ~		124	108
4.777% due 09/25/2037 «~		43	37
5.318% due 08/25/2035 ~		13	12
6.242% due 03/25/2034 ~		6	5
6.980% due 05/25/2035 •		5	5
7.200% due 10/25/2035 •		81	77
7.780% due 10/25/2035 •		69	66

CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037		431	376

Commercial Mortgage Trust
4.228% due 05/10/2051		1,000	944

Countrywide Alternative Loan Trust
4.390% due 10/25/2035 «~		6	5
4.774% due 02/25/2037 ~		387	332
5.500% due 03/25/2035		3,320	2,888
5.500% due 11/25/2035		508	294
5.500% due 12/25/2035		335	210
5.500% due 01/25/2036		101	58
5.638% due 12/20/2046 •		695	596
5.653% due 07/20/2046 •		272	218
5.684% due 06/25/2036 •		1,590	1,397
5.723% due 09/20/2046 •		373	277
5.750% due 02/25/2035		267	181
5.804% due 04/25/2046 •		4,620	4,124
5.844% due 02/25/2036 •		3,693	3,070
6.000% due 10/25/2036		2,905	1,466
6.000% due 02/25/2037		2,404	947
6.089% due 12/25/2035 •		150	123
6.103% due 11/20/2035 •		1,943	1,759
6.250% due 11/25/2036		651	486
6.250% due 12/25/2036 •		436	183
6.250% due 08/25/2037		2,729	1,297
6.440% due 03/25/2037 •		82	44

Countrywide Home Loan Mortgage Pass-Through Trust
5.500% due 01/25/2035		170	164
5.500% due 09/25/2035		60	56
5.500% due 12/25/2035		167	91
5.904% due 05/25/2035 •		58	48
6.000% due 05/25/2036		129	59
6.000% due 01/25/2037		2,754	1,356
6.116% due 02/25/2034 «~		20	18
6.241% due 07/20/2034 «~		70	64

Countrywide Home Loan Reperforming REMIC Trust
5.784% due 06/25/2035 •		38	36

Credit Suisse First Boston Mortgage Securities Corp.
4.921% due 06/25/2033 «~		39	35
6.000% due 01/25/2036		385	237

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.500% due 12/25/2035		177	146
5.944% due 02/25/2035 •		908	878

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
6.800% due 07/25/2036 þ		74	62

EMF-NL Prime BV
4.728% due 04/17/2041 •	EUR	316	332

Eurosail PLC
4.379% due 09/10/2044 •		4,400	4,628
6.042% due 09/13/2045 •	GBP	3,643	4,563
6.292% due 06/13/2045 •		2,542	3,200

First Horizon Mortgage Pass-Through Trust
5.445% due 02/25/2036 «~		$16	14
5.750% due 05/25/2037		435	177

GMAC Mortgage Corp. Loan Trust
3.643% due 04/19/2036 ~		30	24
4.254% due 11/19/2035 «~		27	22

GreenPoint Mortgage Funding Trust
5.984% due 11/25/2045 •		17	15

GreenPoint Mortgage Funding Trust Pass-Through Certificates
6.364% due 10/25/2033 «~		41	38

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GSR Mortgage Loan Trust
4.349% due 05/25/2035 ~	$127	$103
4.373% due 06/25/2034 «~	8	7
4.636% due 05/25/2034 «~	55	50
4.704% due 11/25/2035 «~	73	68
4.713% due 01/25/2036 ~	31	28
4.972% due 11/25/2035 ~	57	30
6.000% due 02/25/2036	976	449
6.000% due 03/25/2037	166	88
6.000% due 05/25/2037	47	34
6.024% due 08/25/2046 •	10,636	2,591
6.112% due 09/25/2035 ~	3	3

HarborView Mortgage Loan Trust
4.046% due 06/19/2036 ~	106	54
5.821% due 09/19/2037 •	261	218
5.821% due 01/19/2038 •	364	317
5.851% due 12/19/2036 •	1,973	1,590

HomeBanc Mortgage Trust
5.964% due 01/25/2036 •	57	54

HPLY Trust
6.435% due 11/15/2036 •	749	747

IndyMac INDX Mortgage Loan Trust
3.324% due 07/25/2037 ~	93	60
3.718% due 06/25/2036 ~	189	163
3.859% due 08/25/2036 «~	47	31
5.924% due 07/25/2035 •	22	20
5.984% due 06/25/2037 •	64	75

JP Morgan Alternative Loan Trust
5.724% due 03/25/2037 •	430	445

JP Morgan Mortgage Trust
3.965% due 07/27/2037 ~	475	429
4.603% due 06/25/2037 ~	507	395
4.603% due 06/25/2037 «~	139	106
4.639% due 06/25/2036 «~	38	26
4.865% due 07/25/2035 «~	11	10
5.041% due 08/25/2035 ~	99	82
5.521% due 04/25/2036 ~	118	99
5.525% due 04/25/2035 «~	123	115
5.529% due 07/25/2035 «~	2	2
5.750% due 01/25/2036	189	86

Lehman XS Trust
5.804% due 07/25/2037 •	253	230

MASTR Adjustable Rate Mortgages Trust
3.527% due 11/25/2033 «~	11	9
5.829% due 01/25/2047 «•	15	14
5.924% due 05/25/2037 •	86	36
6.064% due 09/25/2037 «•	186	180
6.124% due 05/25/2047 •	500	392

MASTR Alternative Loan Trust
5.844% due 03/25/2036 •	502	54

Merrill Lynch Alternative Note Asset Trust
4.738% due 06/25/2037 ~	84	44
5.764% due 01/25/2037 •	5,673	1,627

Merrill Lynch Mortgage Investors Trust
3.974% due 05/25/2034 «~	76	64
5.546% due 11/25/2035 •	30	28
5.864% due 02/25/2036 •	416	388

MFA Trust
1.381% due 04/25/2065 ~	2,396	2,232
6.775% due 10/25/2058 þ	2,685	2,704

Mill City Mortgage Loan Trust
2.750% due 07/25/2059 ~	3,056	2,921
3.250% due 05/25/2062 ~	359	350

Morgan Stanley Mortgage Loan Trust
3.303% due 11/25/2037 ~	560	387
6.000% due 10/25/2037	3,887	2,088

MortgageIT Mortgage Loan Trust
5.944% due 09/25/2037 •	3,071	2,286

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	3,044	2,870

Nomura Asset Acceptance Corp. Alternative Loan Trust
6.320% due 03/25/2047 þ	72	68

OBX Trust
6.844% due 04/25/2063 þ	2,787	2,820

OPEN Trust
8.414% due 10/15/2028 •	9,760	9,884

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	59

Schedule of Investments	PIMCO Diversified Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
6.204% due 12/25/2035 •		$376	$363

Prime Mortgage Trust
5.944% due 02/25/2035 •		57	56

PRPM LLC
6.959% due 02/25/2029 þ		1,184	1,185

RBSGC Mortgage Pass-Through Loan Trust
5.500% due 11/25/2035 ~		976	807

RBSSP Resecuritization Trust
6.500% due 10/26/2036 ~		836	699

Residential Accredit Loans, Inc. Trust
0.000% due 02/25/2036 ~		92	78
4.751% due 02/25/2035 ~		48	42
5.644% due 05/25/2037 •		209	188
5.644% due 12/25/2046 •		117	102
5.824% due 07/25/2036 •		81	76
5.904% due 05/25/2037 «•		35	29
6.000% due 06/25/2036		49	37
6.000% due 05/25/2037		43	33
6.500% due 07/25/2036 «		191	148

Residential Asset Securitization Trust
4.750% due 12/26/2049 «		231	48
5.844% due 01/25/2046 •		719	206
6.000% due 02/25/2036		323	132
6.250% due 09/25/2037		1,853	757

Residential Funding Mortgage Securities, Inc. Trust
5.097% due 02/25/2036 ~		181	159
5.323% due 09/25/2035 ~		124	80
6.000% due 10/25/2036		200	150

Structured Adjustable Rate Mortgage Loan Trust
4.201% due 09/25/2036 ~		629	431
4.414% due 01/25/2035 ~		68	67
5.145% due 09/25/2035 ~		424	373
5.220% due 03/25/2036 ~		37	28
5.844% due 04/25/2047 •		262	221
6.044% due 10/25/2034 •		2,066	1,793

Structured Asset Mortgage Investments Trust
5.884% due 05/25/2036 •		597	465
5.964% due 05/25/2046 «•		48	28
6.101% due 09/19/2032 •		4	4

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
7.620% due 06/25/2033 «~		16	15

Towd Point Mortgage Funding
6.366% due 10/20/2051 •	GBP	26	33
6.367% due 10/20/2051 •		810	1,023

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~		$9,314	8,716
6.444% due 10/25/2048 •		6,865	6,976
6.444% due 05/25/2058 •		367	374

Verus Securitization Trust
3.889% due 03/25/2060 ~		100	97
5.999% due 02/25/2068 þ		2,086	2,080
6.665% due 09/25/2068 þ		6,787	6,852
7.070% due 10/25/2068 þ		7,867	8,018

Wachovia Mortgage Loan Trust LLC
3.896% due 08/20/2035 ~		63	57
6.182% due 10/20/2035 ~		10	9

WaMu Mortgage Pass-Through Certificates Trust
4.061% due 12/25/2036 ~		167	143
4.196% due 02/25/2037 ~		1,241	1,076
4.397% due 02/27/2034 •		9	8
4.399% due 12/25/2046 •		107	89
4.442% due 09/25/2036 ~		140	115
5.688% due 09/25/2033 ~		1,088	1,004
5.789% due 02/25/2047 •		278	231
5.839% due 06/25/2047 •		30	22
5.964% due 11/25/2045 •		422	386
5.969% due 10/25/2046 •		512	425
5.984% due 12/25/2045 •		343	301
6.084% due 08/25/2045 •		212	205
6.089% due 08/25/2046 •		741	670
6.137% due 07/25/2046 •		437	360
6.289% due 11/25/2042 •		1	1
6.489% due 06/25/2042 •		1	1
6.489% due 08/25/2042 •		1	1
6.589% due 10/25/2046 •		80	72

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington Mutual Mortgage Pass-Through Certificates Trust
4.054% due 09/25/2036 þ	$16,012	$4,509
5.924% due 01/25/2047 •	313	286
5.929% due 05/25/2047 «•	25	21

Wells Fargo Commercial Mortgage Trust
2.725% due 02/15/2053	900	794

Wells Fargo Mortgage-Backed Securities Trust
5.975% due 11/25/2037 ~	166	144
6.168% due 09/25/2033 «~	11	11
6.265% due 04/25/2036 ~	12	11

Total Non-Agency Mortgage-Backed Securities (Cost $180,573)		161,207

ASSET-BACKED SECURITIES 11.1%

Aames Mortgage Investment Trust
6.749% due 06/25/2035 •	7,406	6,574

ABFC Trust
5.764% due 01/25/2037 •	504	284
5.884% due 01/25/2037 •	2,159	1,216

Accredited Mortgage Loan Trust
6.195% due 04/25/2035 •	934	933

ACE Securities Corp. Home Equity Loan Trust
6.044% due 02/25/2036 •	63	62

Allegro CLO Ltd.
0.000% due 01/19/2033 •(b)	5,000	5,000

American Money Management Corp. CLO Ltd.
6.513% due 11/10/2030 •	2,256	2,261

AmeriCredit Automobile Receivables Trust
3.967% due 04/25/2034 •	618	584

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
6.119% due 01/25/2036 •	1,748	1,715
6.224% due 05/25/2034 •	92	92

Argent Securities Trust
5.984% due 05/25/2036 •	555	136

Avis Budget Rental Car Funding AESOP LLC
5.360% due 06/20/2030	7,000	7,052

Bear Stearns Asset-Backed Securities Trust
6.179% due 09/25/2035 •	484	482
6.244% due 10/27/2032 «•	10	10
6.244% due 09/25/2046 •	1,307	1,222
6.494% due 01/25/2037 •	6,140	5,878
6.494% due 08/25/2037 •	220	192
6.694% due 08/25/2037 •	153	150
7.244% due 07/25/2035 •	12,148	11,943

Carrington Mortgage Loan Trust
5.924% due 06/25/2036 •	2,244	2,135
6.239% due 09/25/2035 •	889	866
6.269% due 02/25/2035 •	2,017	1,975

Cedar Funding CLO Ltd.
6.655% due 05/29/2032 •	5,600	5,614

Citigroup Mortgage Loan Trust
5.834% due 06/25/2037 •	423	416
5.944% due 08/25/2036 •	1,375	1,336
7.250% due 05/25/2036 þ	137	70

College Avenue Student Loans LLC
6.500% due 06/25/2054	5,427	5,620
6.970% due 06/25/2054 •	4,475	4,521
7.330% due 06/25/2054	2,600	2,673
7.580% due 06/25/2054	2,000	2,046
8.210% due 06/25/2054	500	521
10.120% due 06/25/2054	700	715

Countrywide Asset-Backed Certificates Trust
4.131% due 02/25/2036 ~	7,250	6,524
4.342% due 10/25/2046 ~	86	84
5.006% due 10/25/2035 ~	3,364	3,304
5.456% due 07/25/2035 ~	2,338	2,300
5.664% due 09/25/2037 •	62	63
5.704% due 11/25/2037 •	3,615	3,285
5.734% due 11/25/2037 •	5,310	4,913
5.904% due 05/25/2037 •	1,681	1,599
6.024% due 06/25/2037 •	3,071	2,967
6.095% due 08/25/2035 «þ	73	70
6.144% due 11/25/2036 •	739	619

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CRB Securitization Trust
6.960% due 10/20/2033		$2,813	$2,837

CSAB Mortgage-Backed Trust
6.672% due 06/25/2036 þ		226	64

Cumulus Static CLO DAC
0.000% due 11/15/2033 •(b)	EUR	4,000	4,315
5.499% due 04/25/2033 •		2,000	2,163

CVC Cordatus Opportunity Loan Fund DAC
5.289% due 08/15/2033 •		6,500	7,005

Drive Auto Receivables Trust
5.310% due 01/16/2029		$6,000	5,992

Dryden Senior Loan Fund
6.479% due 10/19/2029 •		2,900	2,900

Fieldstone Mortgage Investment Trust
5.755% due 11/25/2036 •		893	526

First Franklin Mortgage Loan Trust
5.924% due 10/25/2036 •		785	506
6.719% due 07/25/2034 •		97	96

First NLC Trust
5.584% due 08/25/2037 •		136	69
5.724% due 08/25/2037 •		91	46

GLS Auto Receivables Issuer Trust
5.490% due 07/17/2028		3,800	3,796

GLS Auto Select Receivables Trust
6.670% due 12/17/2029		1,600	1,654

GSAA Home Equity Trust
5.784% due 09/25/2036 •		929	218
5.924% due 11/25/2036 •		11,160	3,540
6.044% due 03/25/2037 •		179	70
6.044% due 05/25/2047 •		106	65

GSAMP Trust
5.944% due 05/25/2046 •		3,117	2,910

Home Equity Asset Trust
6.004% due 08/25/2036 •		3,609	3,527

Home Equity Mortgage Loan Asset-Backed Trust
5.584% due 11/25/2036 •		4,796	4,401
5.634% due 04/25/2037 •		3,252	2,189
5.684% due 11/25/2036 •		1,600	1,244
6.104% due 03/25/2036 •		6,000	5,475

JP Morgan Mortgage Acquisition Corp.
6.374% due 12/25/2035 •		1,978	1,905

JP Morgan Mortgage Acquisition Trust
5.744% due 07/25/2036 •		898	389
5.954% due 02/25/2036 •		4,075	3,983

KKR CLO Ltd.
6.757% due 02/09/2035 •		5,500	5,481

LoanCore Issuer Ltd.
6.740% due 07/15/2036 •		5,125	5,103
6.869% due 01/17/2037 •		3,000	2,974

Long Beach Mortgage Loan Trust
6.194% due 02/25/2034 •		884	865

Magnetite Ltd.
6.472% due 10/15/2031 •		13,400	13,400

Marathon CLO Ltd.
6.698% due 01/20/2033 •		14,500	14,529

MASTR Asset-Backed Securities Trust
5.764% due 11/25/2036 •		18,392	10,835
6.269% due 10/25/2034 •		213	203

MASTR Specialized Loan Trust
6.569% due 11/25/2035 •		2,538	2,396

Merrill Lynch Mortgage Investors Trust
5.584% due 04/25/2047 •		969	397
5.704% due 03/25/2037 •		853	772
5.764% due 03/25/2037 •		446	403

Morgan Stanley ABS Capital, Inc. Trust
5.534% due 01/25/2037 •		469	220
5.584% due 10/25/2036 •		1,718	745
5.644% due 09/25/2036 •		1,455	515
5.664% due 10/25/2036 •		1,041	452
6.239% due 03/25/2034 •		441	441

Morgan Stanley Home Equity Loan Trust
5.794% due 04/25/2037 •		149	78

Morgan Stanley Mortgage Loan Trust
6.000% due 04/25/2037 ~		11,062	3,874

60	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.164% due 04/25/2037 •		$204	$56
6.226% due 10/25/2036 þ		182	55

Nationstar Home Equity Loan Trust
5.744% due 03/25/2037 •		3,000	2,631

Navient Student Loan Trust
7.019% due 03/15/2072 •		1,317	1,330
7.230% due 03/15/2072		500	524

Neuberger Berman CLO Ltd.
6.611% due 01/28/2030 •		9,793	9,808
6.619% due 04/20/2031 •		8,800	8,800

New Century Home Equity Loan Trust
6.329% due 05/25/2034 •		3,539	3,513

Option One Mortgage Loan Trust
5.584% due 03/25/2037 •		215	190
5.664% due 01/25/2037 •		340	200
5.944% due 07/25/2036 •		1,327	768

Pagaya AI Debt Selection Trust
7.128% due 06/16/2031		654	656
7.464% due 06/16/2031		500	504

Renaissance Home Equity Loan Trust
5.612% due 04/25/2037 þ		927	245
6.384% due 05/25/2034 •		820	733

Residential Asset Mortgage Products Trust
5.884% due 12/25/2036 •		1,736	1,700

Residential Asset Securities Corp. Trust
6.539% due 03/25/2035 •		1,517	1,491

Rockford Tower Europe CLO DAC
0.000% due 04/24/2037 •(b)	EUR	2,500	2,697

Santander Drive Auto Receivables Trus
5.450% due 03/15/2030		$2,405	2,400

Santander Drive Auto Receivables Trust
5.230% due 12/15/2028		2,600	2,597
5.980% due 04/16/2029		2,313	2,352
6.160% due 12/17/2029		4,300	4,404
6.400% due 03/17/2031		2,313	2,382
6.430% due 02/18/2031		5,400	5,583

Saxon Asset Securities Trust
5.744% due 05/25/2047 •		11,686	8,221
5.844% due 09/25/2047 •		5,209	4,857

Securitized Asset-Backed Receivables LLC Trust
5.564% due 12/25/2036 •		230	53
5.704% due 01/25/2037 •		7,004	6,606
5.864% due 11/25/2036 •		23,674	6,401
6.024% due 12/25/2035 •		235	227
6.404% due 10/25/2035 •		3,151	2,106

SG Mortgage Securities Trust
5.654% due 10/25/2036 •		2,000	1,418

SMB Private Education Loan Trust
6.150% due 09/15/2053		4,040	4,174
6.930% due 09/15/2053		1,996	2,082
6.969% due 09/15/2053 •		6,557	6,654
7.540% due 09/15/2053		408	422
8.870% due 09/15/2053		842	882

Sound Point CLO Ltd.
6.746% due 07/15/2034 •		5,000	4,993

Soundview Home Loan Trust
5.594% due 06/25/2037 •		2,358	1,548
5.704% due 02/25/2037 •		1,262	355

Specialty Underwriting & Residential Finance Trust
5.296% due 12/25/2036 •		212	201
5.714% due 04/25/2037 •		4,861	3,481

Start Ltd.
4.089% due 03/15/2044		256	237

Structured Asset Investment Loan Trust
5.594% due 09/25/2036 •		101	99
6.244% due 07/25/2034 •		4,163	4,120
6.344% due 04/25/2035 •		11,000	9,988

Structured Asset Securities Corp. Mortgage Loan Trust
6.074% due 11/25/2037 •		876	834

Symphony CLO Ltd.
0.000% due 04/15/2037 •(b)		10,000	10,000

Tricolor Auto Securitization Trust
6.610% due 10/15/2027		2,025	2,027

Trinitas CLO Ltd.
6.693% due 04/25/2033 •		7,000	7,025

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Venture CLO Ltd.
6.456% due 04/15/2027 •		$149	$149

Total Asset-Backed Securities (Cost $379,926)			370,369

SOVEREIGN ISSUES 16.8%

Albania Government International Bond
3.500% due 06/16/2027	EUR	1,900	1,992

Angolan Government International Bond
8.000% due 11/26/2029		$4,600	4,296
9.125% due 11/26/2049		3,600	3,056

Argentina Government International Bond
0.750% due 07/09/2030 þ		32,247	16,819
1.000% due 07/09/2029		2,318	1,242
3.500% due 07/09/2041 þ		17,680	7,151
3.625% due 07/09/2035 þ		3,241	1,350

Argentina Treasury Bond BONCER
0.000% due 06/30/2025 (g)	ARS	7,294	10

Bank Gospodarstwa Krajowego
6.250% due 10/31/2028		$5,200	5,420

Brazil Government International Bond
2.875% due 06/06/2025		1,000	968
4.750% due 01/14/2050		7,101	5,340
6.125% due 03/15/2034		14,800	14,662

Chile Government International Bond
1.250% due 01/29/2040	EUR	4,530	3,394
4.850% due 01/22/2029		$3,000	2,979
4.950% due 01/05/2036		537	520

Colombia Government International Bond
4.500% due 01/28/2026		7,100	6,956
4.500% due 03/15/2029		5,000	4,615
5.200% due 05/15/2049		5,700	4,202
7.500% due 02/02/2034		10,000	10,244
8.750% due 11/14/2053		5,000	5,444

Costa Rica Government International Bond
6.125% due 02/19/2031		1,000	1,015
7.300% due 11/13/2054		1,700	1,808

Dominican Republic International Bond
4.875% due 09/23/2032		3,550	3,189
5.500% due 01/27/2025		7,000	6,965
5.875% due 01/30/2060		5,200	4,435
6.500% due 02/15/2048		1,250	1,192
6.850% due 01/27/2045		4,800	4,768
6.875% due 01/29/2026		4,000	4,045

Ecuador Government International Bond
0.000% due 07/31/2030 (g)		585	290
2.500% due 07/31/2040 þ		2,778	1,356
3.500% due 07/31/2035 þ		14,181	7,481
6.000% due 07/31/2030 þ		8,188	5,572

Egypt Government International Bond
4.750% due 04/11/2025	EUR	4,200	4,453
6.375% due 04/11/2031		13,700	12,284
7.053% due 01/15/2032		$2,200	1,827
7.500% due 02/16/2061		4,000	2,883
7.625% due 05/29/2032		700	598
8.750% due 09/30/2051		1,900	1,543

El Salvador Government International Bond
7.125% due 01/20/2050		2,000	1,388

Emirate of Abu Dhabi Government International Bond
2.700% due 09/02/2070		8,000	4,720
3.125% due 09/30/2049		6,000	4,228
3.875% due 04/16/2050		700	561

Ghana Government International Bond
6.375% due 02/11/2027 ^(d)		900	464
7.875% due 03/26/2027 ^(d)		4,980	2,582
7.875% due 02/11/2035 ^(d)		2,000	1,031
8.125% due 03/26/2032 ^(d)		5,260	2,727
8.750% due 03/11/2061 ^(d)		1,500	769
8.950% due 03/26/2051 ^(d)		3,100	1,589

Guatemala Government International Bond
4.500% due 05/03/2026		4,000	3,899
4.900% due 06/01/2030		1,400	1,339
5.375% due 04/24/2032		700	674
6.125% due 06/01/2050		2,400	2,241

Hungary Government International Bond
3.125% due 09/21/2051		2,100	1,333

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.375% due 09/12/2033	EUR	10,000	$11,387
5.500% due 03/26/2036		$1,200	1,167

Indonesia Government International Bond
1.100% due 03/12/2033	EUR	1,675	1,436
1.300% due 03/23/2034		2,700	2,289
4.350% due 01/11/2048		$200	175
4.750% due 07/18/2047 (m)		1,000	939
6.625% due 02/17/2037		14,600	16,534

Israel Government International Bond
3.800% due 05/13/2060		2,480	1,717

Ivory Coast Government International Bond
4.875% due 01/30/2032	EUR	4,600	4,289
5.250% due 03/22/2030		3,300	3,322
5.875% due 10/17/2031		2,000	1,998

Jordan Government International Bond
5.850% due 07/07/2030		$5,500	5,074

Kazakhstan Government International Bond
2.375% due 11/09/2028	EUR	3,200	3,351

Mexico Government International Bond
2.750% due 11/27/2031 (h)	MXN	204,540	10,604
3.750% due 04/19/2071		$900	575
3.771% due 05/24/2061		29,126	19,013
4.280% due 08/14/2041		724	582
4.400% due 02/12/2052 (m)		1,007	772
4.490% due 05/25/2032	EUR	900	989
4.750% due 04/27/2032		$1,600	1,520
5.000% due 04/27/2051		2,000	1,688
5.750% due 10/12/2110		5,500	4,827

Nigeria Government International Bond
6.125% due 09/28/2028		2,600	2,359
6.500% due 11/28/2027		5,700	5,373
7.143% due 02/23/2030		4,600	4,189
7.375% due 09/28/2033		1,600	1,373
7.875% due 02/16/2032		4,700	4,268

North Macedonia Government International Bond
3.675% due 06/03/2026	EUR	2,000	2,097

Oman Government International Bond
5.625% due 01/17/2028		$5,000	5,029
6.000% due 08/01/2029		1,100	1,126
6.250% due 01/25/2031		1,700	1,762
6.750% due 01/17/2048		4,980	5,110

Pakistan Government International Bond
6.000% due 04/08/2026		1,500	1,347
7.375% due 04/08/2031		2,200	1,737

Panama Government International Bond
3.750% due 03/16/2025		400	390
4.500% due 04/16/2050		2,200	1,491
6.400% due 02/14/2035		9,900	9,374
6.700% due 01/26/2036		10,200	9,926
6.853% due 03/28/2054		1,600	1,457
7.500% due 03/01/2031		4,100	4,260
9.375% due 04/01/2029		2,100	2,355

Paraguay Government International Bond
4.950% due 04/28/2031		2,500	2,411
5.600% due 03/13/2048		2,200	2,002
6.000% due 02/09/2036		2,000	2,028

Peru Government International Bond
2.783% due 01/23/2031		2,175	1,866
8.750% due 11/21/2033		7,040	8,714

Perusahaan Penerbit SBSN Indonesia
2.800% due 06/23/2030		1,300	1,151
3.800% due 06/23/2050		1,300	1,007

Poland Government International Bond
4.625% due 03/18/2029		5,000	4,990
5.125% due 09/18/2034		5,000	5,003
5.500% due 03/18/2054		4,700	4,686

Qatar Government International Bond
4.400% due 04/16/2050		3,200	2,833
4.817% due 03/14/2049		4,200	3,945

Republic of Kenya Government International Bond
7.000% due 05/22/2027		700	684
8.000% due 05/22/2032		1,600	1,504
9.750% due 02/16/2031		2,100	2,156

Romania Government International Bond
1.750% due 07/13/2030	EUR	3,000	2,661
2.000% due 04/14/2033		2,000	1,661

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	61

Schedule of Investments	PIMCO Diversified Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.625% due 12/02/2040	EUR	3,750	$2,769
2.750% due 04/14/2041		425	314
2.875% due 04/13/2042		1,495	1,106
3.375% due 01/28/2050		2,750	2,098
4.625% due 04/03/2049		4,620	4,330
5.375% due 03/22/2031		2,650	2,877

Saudi Government International Bond
3.450% due 02/02/2061		$2,000	1,334
3.750% due 01/21/2055		3,100	2,242
4.500% due 10/26/2046		31,600	27,070
5.000% due 04/17/2049		300	274

Senegal Government International Bond
4.750% due 03/13/2028	EUR	700	683
6.250% due 05/23/2033		$1,700	1,453

Serbia Government International Bond
1.000% due 09/23/2028	EUR	1,700	1,560
1.500% due 06/26/2029		3,300	3,012
1.650% due 03/03/2033		2,500	2,020
2.050% due 09/23/2036		900	682
3.125% due 05/15/2027		2,900	3,010

South Africa Government International Bond
4.300% due 10/12/2028		$5,300	4,769
4.850% due 09/30/2029		4,400	3,954
5.650% due 09/27/2047		3,010	2,193
5.750% due 09/30/2049		8,000	5,824
6.300% due 06/22/2048		2,100	1,656

Sri Lanka Government International Bond
6.200% due 05/11/2027 ^(d)		800	474
7.850% due 03/14/2029 ^(d)		1,800	1,066

Turkey Government International Bond
5.125% due 02/17/2028		9,600	9,132
5.250% due 03/13/2030		3,000	2,719
5.750% due 05/11/2047		3,560	2,715
6.000% due 01/14/2041		8,700	7,183
6.125% due 10/24/2028		12,700	12,430
7.625% due 04/26/2029		5,100	5,211
7.625% due 05/15/2034		6,200	6,233

Ukraine Government International Bond
4.375% due 01/27/2032	EUR	10,500	3,061
6.750% due 06/20/2028		5,300	1,730
7.750% due 09/01/2024		$18,500	7,011
7.750% due 09/01/2025		4,700	1,769
7.750% due 09/01/2028		4,600	1,544

United Kingdom Gilt
4.375% due 07/31/2054	GBP	11,200	14,041

Uruguay Government International Bond
5.100% due 06/18/2050		$3,000	2,915

Venezuela Government International Bond
7.000% due 03/31/2038 ^(d)		2,700	408
8.250% due 10/13/2024 ^(d)		2,700	400

Vietnam Government International Bond
5.500% due 03/12/2028		3,823	3,680

Total Sovereign Issues (Cost $671,454)			563,434

		SHARES
COMMON STOCKS 0.1%

COMMUNICATION SERVICES 0.0%

Clear Channel Outdoor Holdings, Inc. (e)		228,414	377

iHeartMedia, Inc. ‘A’ (e)		52,704	110

	SHARES	MARKET VALUE (000S)

iHeartMedia, Inc. ‘B’ «(e)	40,902	$77

		564

CONSUMER DISCRETIONARY 0.0%

Caesars Entertainment, Inc. (e)	4,701	206

Urbi Desarrollos Urbanos SAB de CV (e)	2,960	1

		207

ENERGY 0.0%

Constellation Oil ‘B’ «(e)(k)	674,061	73

FINANCIALS 0.1%

Hipotecaria Su Casita SA de CV «(e)	157,773	0

Intelsat Emergence SA «(k)	72,646	1,991

		1,991

INDUSTRIALS 0.0%

Mcdermott International Ltd. (e)	14,432	3

Neiman Marcus Group Ltd. LLC «(e)(k)	2,151	315

		318

REAL ESTATE 0.0%

Sunac Services Holdings Ltd.	189,647	45

UTILITIES 0.0%

Windstream Units «(e)	50,061	1,581

Total Common Stocks (Cost $13,703)		4,779

WARRANTS 0.0%

FINANCIALS 0.0%

Intelsat Emergence SA - Exp. 02/17/2027 «	2,562	5

Total Warrants (Cost $14)		5

PREFERRED SECURITIES 0.5%

BANKING & FINANCE 0.5%

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(i)	400,000	366

Charles Schwab Corp.
4.000% due 06/01/2026 •(i)	2,000,000	1,872
4.000% due 12/01/2030 •(i)	2,400,000	2,028
5.000% due 12/01/2027 •(i)	4,200,000	3,832
5.375% due 06/01/2025 •(i)	1,000,000	994

Citigroup, Inc.
4.000% due 12/10/2025 •(i)	1,575,000	1,512

Discover Financial Services
6.125% due 06/23/2025 •(i)	2,390,000	2,406

		SHARES	MARKET VALUE (000S)

Farm Credit Bank of Texas
5.700% due 09/15/2025 •(i)		3,600,000	$3,501

Nationwide Building Society
10.250% ~		4,258	729

PNC Financial Services Group, Inc.
6.250% due 03/15/2030 •(i)		1,000,000	969

Total Preferred Securities (Cost $19,278)			18,209

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (l) 0.1%
			1,695

SHORT-TERM NOTES 0.0%

Argentina Treasury Bond BONCER
3.750% due 05/20/2024	ARS	44,140	46

U.S. TREASURY BILLS 0.0%
5.391% due 05/23/2024 (f)(g)(q)		$669	664

Total Short-Term Instruments (Cost $2,405)			2,405

Total Investments in Securities (Cost $4,060,328)			3,702,164

		SHARES
INVESTMENTS IN AFFILIATES 8.9%

SHORT-TERM INSTRUMENTS 8.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.9%

PIMCO Short Asset Portfolio		2,836,541	27,628

PIMCO Short-Term Floating NAV Portfolio III		27,893,130	271,316

Total Short-Term Instruments (Cost $299,237)			298,944

Total Investments in Affiliates (Cost $299,237)			298,944

Total Investments 119.4% (Cost $4,359,565)			$4,001,108

Financial Derivative Instruments (n)(p) 0.1% (Cost or Premiums, net $11,207)			4,330

Other Assets and Liabilities, net (19.5)%			(655,010)

Net Assets 100.0%			$3,350,428

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

62	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2024

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	When-issued security.

(c)	Payment in-kind security.

(d)	Security is not accruing income as of the date of this report.

(e)	Security did not produce income within the last twelve months.

(f)	Coupon represents a weighted average yield to maturity.

(g)	Zero coupon security.

(h)	Principal amount of security is adjusted for inflation.

(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(j)	Contingent convertible security.

(k) RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Constellation Oil ‘B’	06/10/2022	$73	$73	0.00%
General Motors Co. 6.800% due 10/01/2027	05/07/2020 - 10/19/2021	628	629	0.02
Intelsat Emergence SA	09/05/2018 - 02/23/2024	6,174	1,991	0.06
National Football League 5.480% due 10/05/2028	03/14/2024	6,600	6,600	0.20
National Football League 5.580% due 10/05/2033	03/14/2024	5,000	5,000	0.15
Neiman Marcus Group Ltd. LLC	09/25/2020	0	315	0.01
Occidental Petroleum Corp. 5.500% due 12/01/2025	12/08/2020	2,625	2,625	0.08

		$21,100	$17,233	0.52%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(l) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	03/28/2024	04/01/2024	$1,695	U.S. Treasury Notes 5.000% due 09/30/2025	$(1,729)	$1,695	$1,695

Total Repurchase Agreements						$(1,729)	$1,695	$1,695

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BPS	4.500%	11/22/2023	TBD	(3)	$(268)	$(272)
	4.800	02/15/2024	TBD	(3)	(739)	(743)
BRC	4.500	03/13/2024	TBD	(3)	(602)	(604)

Total Reverse Repurchase Agreements						$(1,619)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (5.3)%
Uniform Mortgage-Backed Security, TBA	2.000%	05/01/2054	$107,800	$(85,544)	$(85,441)
Uniform Mortgage-Backed Security, TBA	4.500	04/01/2054	98,020	(93,228)	(93,352)

Total Short Sales (5.3)%				$(178,772)	$(178,793)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	63

Schedule of Investments	PIMCO Diversified Income Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BPS	$0	$(1,015)	$0	$(1,015)	$1,048	$33
BRC	0	(604)	0	(604)	658	54
FICC	1,695	0	0	1,695	(1,729)	(34)

Total Borrowings and Other Financing Transactions	$1,695	$(1,619)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$0	$0	$(1,619)	$(1,619)

Total Borrowings	$0	$0	$0	$(1,619)	$(1,619)

Payable for reverse repurchase agreements					$(1,619)

(m)	Securities with an aggregate market value of $1,706 have been pledged as collateral under the terms of the above master agreements as of March 31, 2024.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(7,568) at a weighted average interest rate of 2.060%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(n) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Canada Government 10-Year Bond June Futures	06/2024	300	$	26,652	$143	$0	$(4)
Euro-Bund June Futures	06/2024	454		65,329	1,006	308	0
Euro-Schatz June Futures	06/2024	1,877		214,043	5	152	(61)
U.S. Treasury 2-Year Note June Futures	06/2024	93		19,013	(4)	0	0

					$1,150	$460	$(65)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2024	4	$	(428)	$(1)	$1	$0
United Kingdom Long Gilt June Futures	06/2024	27		(3,406)	(28)	0	(16)

					$(29)	$1	$(16)

Total Futures Contracts					$1,121	$461	$(81)

64	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2024

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
AT&T, Inc.	1.000%	Quarterly	06/20/2028	0.595%	$	3,700	$(38)	$96	$58	$2	$0
Boeing Co.	1.000	Quarterly	06/20/2026	0.650		300	(2)	4	2	0	0
Bombardier, Inc.	5.000	Quarterly	12/20/2024	0.639		800	16	10	26	0	0
Bombardier, Inc.	5.000	Quarterly	12/20/2027	1.941		2,000	(15)	222	207	4	0
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2027	0.871		400	21	29	50	0	0
Jaguar Land Rover Automotive	5.000	Quarterly	12/20/2024	0.374	EUR	1,700	(122)	187	65	1	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	0.266		2,800	(452)	480	28	1	0

							$(592)	$1,028	$436	$8	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.HY-41 5-Year Index	5.000%	Quarterly	12/20/2028	$	184,140	$1,155	$12,708	$13,863	$51	$0
CDX.HY-42 5-Year Index	5.000	Quarterly	06/20/2029		49,000	3,472	142	3,614	11	0
CDX.IG-41 5-Year Index	1.000	Quarterly	12/20/2028		41,200	851	103	954	3	0
CDX.IG-42 5-Year Index	1.000	Quarterly	06/20/2029		76,600	1,713	43	1,756	7	0
iTraxx Crossover 41 5-Year Index	5.000	Quarterly	06/20/2029	EUR	14,700	1,455	(30)	1,425	20	0

						$8,646	$12,966	$21,612	$92	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(5)	1-Day GBP-SONIO Compounded-OIS	4.000%	Annual	09/18/2029	GBP	24,800	$454	$78	$532	$70	$0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.850	Annual	09/20/2033	JPY	4,540,000	126	(385)	(259)	0	(60)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029	$	15,200	179	(77)	102	30	0
Receive	1-Day USD-SOFR Compounded-OIS	3.547	Annual	10/31/2030		700	0	15	15	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.550	Annual	10/31/2030		8,500	0	186	186	12	0
Receive	1-Day USD-SOFR Compounded-OIS	3.572	Annual	10/31/2030		8,400	0	173	173	12	0
Receive	1-Day USD-SOFR Compounded-OIS	3.623	Annual	10/31/2030		8,400	0	148	148	12	0
Receive	1-Day USD-SOFR Compounded-OIS	3.664	Annual	10/31/2030		5,600	0	86	86	8	0
Receive	1-Day USD-SOFR Compounded-OIS	3.677	Annual	10/31/2030		2,400	0	35	35	3	0
Receive	1-Day USD-SOFR Compounded-OIS	3.687	Annual	10/31/2030		5,800	0	81	81	8	0
Receive	1-Day USD-SOFR Compounded-OIS	3.689	Annual	10/31/2030		1,200	0	17	17	2	0
Receive	1-Day USD-SOFR Compounded-OIS	3.691	Annual	10/31/2030		4,800	0	66	66	7	0
Receive	1-Day USD-SOFR Compounded-OIS	3.721	Annual	10/31/2030		7,700	1	91	92	11	0
Receive	1-Day USD-SOFR Compounded-OIS	3.722	Annual	10/31/2030		3,300	0	39	39	4	0
Receive	1-Day USD-SOFR Compounded-OIS	3.732	Annual	10/31/2030		1,000	0	11	11	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.735	Annual	10/31/2030		5,600	0	62	62	8	0
Receive	1-Day USD-SOFR Compounded-OIS	3.739	Annual	10/31/2030		2,900	0	32	32	4	0
Receive	1-Day USD-SOFR Compounded-OIS	3.749	Annual	10/31/2030		400	0	4	4	1	0
Pay	6-Month AUD-BBR-BBSW	2.750	Semi-Annual	06/17/2026	AUD	34,600	3,287	(4,026)	(739)	6	0
Pay(5)	6-Month AUD-BBR-BBSW	4.750	Semi-Annual	12/20/2033		42,500	(282)	599	317	105	0
Pay(5)	6-Month EUR-EURIBOR	2.750	Annual	09/18/2029	EUR	140,900	1,768	(26)	1,742	454	0
Pay(5)	6-Month EUR-EURIBOR	2.750	Annual	09/18/2034		30,600	513	182	695	175	0
Receive(5)	6-Month EUR-EURIBOR	2.500	Annual	09/18/2054		23,800	(1,135)	(81)	(1,216)	0	(286)
Pay	CAONREPO Index	3.750	Semi-Annual	12/20/2025	CAD	83,100	(520)	(260)	(780)	0	(48)

							$4,391	$(2,950)	$1,441	$934	$(394)

Total Swap Agreements							$12,445	$11,044	$23,489	$1,034	$(394)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(6)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$461	$1,035	$1,496	$0	$(81)	$(394)	$(475)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	65

Schedule of Investments	PIMCO Diversified Income Fund	(Cont.)

(o)

Securities with an aggregate market value of $33,047 and cash of $6,382 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(6)	Unsettled variation margin asset of $1 for closed swap agreements is outstanding at period end.

(p) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2024	AUD	597		$391	$3	$0
	04/2024		$41	AUD	62	0	0
	05/2024	AUD	62		$41	0	0

BOA	04/2024	EUR	5,913		6,415	36	0
	04/2024	IDR	3,975,319		251	1	0
	04/2024	JPY	315,378		2,087	4	0
	04/2024	KRW	235,268		175	1	0
	04/2024		$57	AUD	87	0	0
	05/2024	AUD	87		$57	0	0
	05/2024		$2,087	JPY	313,944	0	(4)

BPS	04/2024	AUD	481		$313	0	(1)
	04/2024	BRL	9,538		1,913	11	0
	04/2024	CNH	18,119		2,524	28	0
	04/2024	EUR	7,391		8,093	119	0
	04/2024	GBP	62,848		79,780	456	0
	04/2024	IDR	8,178,554		516	1	0
	04/2024	KRW	645,688		482	2	0
	04/2024		$1,911	BRL	9,539	0	(9)
	04/2024		922	CNH	6,691	0	(1)
	04/2024		2,116	EUR	1,944	0	(19)
	05/2024	CNH	6,682		$922	1	0
	06/2024	KRW	20,671,062		15,600	218	0
	07/2024	BRL	5,971		1,187	7	0

BRC	04/2024	CNH	25,247		3,512	33	0
	04/2024	IDR	2,852,610		179	0	0
	04/2024		$49	HUF	17,796	0	0
	04/2024		11,355	TRY	374,810	0	(132)
	04/2024		20	ZAR	388	0	0
	06/2024	MXN	39		$2	0	0

CBK	04/2024	CNH	20,108		2,794	24	0
	04/2024		$1,007	GBP	792	0	(8)
	06/2024	PEN	32,197		$8,718	75	0
	06/2024	TWD	1,269		41	1	0

DUB	04/2024	BRL	2,474		496	3	0
	04/2024	EUR	188,494		204,877	1,520	0
	04/2024	IDR	11,391,461		718	1	0
	04/2024		$495	BRL	2,474	0	(2)
	05/2024		1,496	EUR	1,380	0	(6)

FAR	04/2024	JPY	538,551		$3,562	4	0
	05/2024		$3,562	JPY	536,108	0	(4)

66	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2024

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
GLM	04/2024	BRL	498		$100	$1	$0
	04/2024		$100	BRL	498	0	0
	06/2024	IDR	7,856,791		$498	4	0
	06/2024		$2,442	MXN	41,136	4	(2)

JPM	04/2024	BRL	1,699		$340	1	0
	04/2024	CAD	47,248		35,016	135	0
	04/2024	GBP	11,127		14,276	232	0
	04/2024	KRW	460,727		343	1	0
	04/2024		$341	BRL	1,699	0	(2)
	04/2024		3,380	EUR	3,087	0	(50)
	05/2024	BRL	8,095		$1,638	29	0
	05/2024		$2,007	TRY	67,593	0	(2)
	06/2024		7,593	IDR	119,370,049	0	(89)
	06/2024		13,198	INR	1,096,555	0	(79)
	06/2024		3,077	MXN	52,243	27	0
	07/2024	BRL	1,713		$341	2	0

MBC	04/2024		725		145	1	0
	04/2024	CNH	37,427		5,209	54	0
	04/2024	IDR	1,371,124		86	0	0
	04/2024	JPY	52,700		351	3	0
	04/2024		$145	BRL	725	0	(1)
	04/2024		34,846	CAD	47,257	42	0
	04/2024		2,730	EUR	2,509	0	(23)
	04/2024		92,435	GBP	73,183	0	(67)
	04/2024		2,606	JPY	390,502	0	(26)
	05/2024	CAD	47,236		$34,846	0	(42)
	05/2024	GBP	73,183		92,451	68	0

MYI	04/2024	BRL	724		145	1	0
	04/2024	CNH	17,374		2,428	35	0
	04/2024		$145	BRL	724	0	(1)
	04/2024		211,719	EUR	195,638	0	(655)
	05/2024	EUR	195,638		$211,977	667	0

RBC	06/2024	KRW	49,975		38	1	0
	06/2024		$898	MXN	15,179	3	0

SCX	04/2024	CNH	75,703		$10,533	104	0

SSB	05/2024		$10,394	BRL	51,672	0	(124)

TOR	04/2024	AUD	6,029		$3,952	23	0
	04/2024		$3,462	JPY	517,400	0	(44)
	05/2024	AUD	74		$49	0	0

UAG	04/2024		$4,499	AUD	6,883	0	(13)
	04/2024		13,406	ZAR	251,049	0	(168)
	05/2024	AUD	6,883		$4,503	14	0
	06/2024	TWD	614,060		19,671	412	0

Total Forward Foreign Currency Contracts						$4,413	$(1,574)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
CBK	Brazil Government International Bond	1.000%	Quarterly	12/20/2024	0.274%	$	400	$(7)	$9	$2	$0
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	0.224		3,900	(40)	48	8	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	0.274		11,600	45	20	65	0
	Israel Government International Bond	1.000	Quarterly	06/20/2027	0.915		1,700	(9)	14	5	0

DUB	Eskom «	4.650	Quarterly	06/30/2029	0.055		5,000	0	334	334	0

GST	Brazil Government International Bond	1.000	Quarterly	12/20/2024	0.274		1,100	(17)	23	6	0
	Indonesia Government International Bond	1.000	Quarterly	06/20/2029	0.737		1,900	26	(2)	24	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.153		2,900	(24)	43	19	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2028	0.835		600	(6)	10	4	0

HUS	Brazil Government International Bond	1.000	Quarterly	06/20/2024	0.221		900	(26)	28	2	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	0.122		2,300	(31)	37	6	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	67

Schedule of Investments	PIMCO Diversified Income Fund	(Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
JPM	Mexico Government International Bond	1.000%	Quarterly	06/20/2026	0.360%	$	1,100	$(9)	$24	$15	$0

MYC	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.153		2,100	(18)	32	14	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2025	0.315		200	(3)	5	2	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2026	0.461		3,600	10	41	51	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2027	0.531		1,300	(4)	22	18	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2028	0.723		900	(17)	27	10	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2028	0.835		3,900	(41)	70	29	0
	Turkey Government International Bond	1.000	Quarterly	06/20/2027	2.232		4,000	(1,067)	923	0	(144)

Total Swap Agreements								$(1,238)	$1,708	$614	$(144)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
AZD	$3	$0	$0	$3	$0	$0	$0	$0	$3	$0	$3
BOA	42	0	0	42	(4)	0	0	(4)	38	0	38
BPS	843	0	0	843	(30)	0	0	(30)	813	(750)	63
BRC	33	0	0	33	(132)	0	0	(132)	(99)	333	234
CBK	100	0	80	180	(8)	0	0	(8)	172	(260)	(88)
DUB	1,524	0	334	1,858	(8)	0	0	(8)	1,850	(1,230)	620
FAR	4	0	0	4	(4)	0	0	(4)	0	0	0
GLM	9	0	0	9	(2)	0	0	(2)	7	(10)	(3)
GST	0	0	53	53	0	0	0	0	53	(220)	(167)
HUS	0	0	8	8	0	0	0	0	8	0	8
JPM	427	0	15	442	(222)	0	0	(222)	220	(390)	(170)
MBC	168	0	0	168	(159)	0	0	(159)	9	0	9
MYC	0	0	124	124	0	0	(144)	(144)	(20)	116	96
MYI	703	0	0	703	(656)	0	0	(656)	47	0	47
RBC	4	0	0	4	0	0	0	0	4	0	4
SCX	104	0	0	104	0	0	0	0	104	0	104
SSB	0	0	0	0	(124)	0	0	(124)	(124)	0	(124)
TOR	23	0	0	23	(44)	0	0	(44)	(21)	0	(21)
UAG	426	0	0	426	(181)	0	0	(181)	245	(280)	(35)

Total Over the Counter	$4,413	$0	$614	$5,027	$(1,574)	$0	$(144)	$(1,718)

(q)

Securities with an aggregate market value of $449 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2024.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

68	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2024

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$461	$461
Swap Agreements	0	101	0	0	934	1,035

	$0	$101	$0	$0	$1,395	$1,496

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,413	$0	$4,413
Swap Agreements	0	614	0	0	0	614

	$0	$614	$0	$4,413	$0	$5,027

	$0	$715	$0	$4,413	$1,395	$6,523

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$81	$81
Swap Agreements	0	0	0	0	394	394

	$0	$0	$0	$0	$475	$475

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,574	$0	$1,574
Swap Agreements	0	144	0	0	0	144

	$0	$144	$0	$1,574	$0	$1,718

	$0	$144	$0	$1,574	$475	$2,193

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(1,500)	$(1,500)
Swap Agreements	0	21,378	0	0	3,006	24,384

	$0	$21,378	$0	$0	$1,506	$22,884

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4,851)	$0	$(4,851)
Written Options	0	0	0	0	54	54
Swap Agreements	0	2,987	0	0	0	2,987

	$0	$2,987	$0	$(4,851)	$54	$(1,810)

	$0	$24,365	$0	$(4,851)	$1,560	$21,074

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(10,765)	$(10,765)
Swap Agreements	0	7,198	0	0	(715)	6,483

	$0	$7,198	$0	$0	$(11,480)	$(4,282)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,719	$0	$8,719
Swap Agreements	0	(1,098)	0	0	0	(1,098)

	$0	$(1,098)	$0	$8,719	$0	$7,621

	$0	$6,100	$0	$8,719	$(11,480)	$3,339

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	69

Schedule of Investments	PIMCO Diversified Income Fund	(Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Loan Participations and Assignments	$0	$103,403	$33,383	$136,786
Corporate Bonds & Notes
Banking & Finance	551	498,073	3,944	502,568
Industrials	0	886,448	13,523	899,971
Utilities	0	165,001	0	165,001
Convertible Bonds & Notes
Banking & Finance	0	5	0	5
Municipal Bonds & Notes
Illinois	0	768	0	768
U.S. Government Agencies	0	648,296	0	648,296
U.S. Treasury Obligations	0	228,361	0	228,361
Non-Agency Mortgage-Backed Securities	0	159,834	1,373	161,207
Asset-Backed Securities	5,000	365,289	80	370,369
Sovereign Issues	0	563,434	0	563,434
Common Stocks
Communication Services	487	0	77	564
Consumer Discretionary	206	1	0	207
Energy	0	0	73	73
Financials	0	0	1,991	1,991
Industrials	0	3	315	318
Real Estate	45	0	0	45
Utilities	0	0	1,581	1,581
Warrants
Financials	0	0	5	5
Preferred Securities
Banking & Finance	0	18,209	0	18,209
Short-Term Instruments
Repurchase Agreements	0	1,695	0	1,695
Short-Term Notes	0	46	0	46
U.S. Treasury Bills	0	664	0	664

	$6,289	$3,639,530	$56,345	$3,702,164

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$298,944	$0	$0	$298,944

Total Investments	$305,233	$3,639,530	$56,345	$4,001,108

Short Sales, at Value - Liabilities
U.S. Government Agencies	0	(178,793)	0	(178,793)

	$0	$(178,793)	$0	$(178,793)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	460	1,035	0	1,495
Over the counter	0	4,693	334	5,027

	$460	$5,728	$334	$6,522

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(81)	(394)	0	(475)
Over the counter	0	(1,718)	0	(1,718)

	$(81)	$(2,112)	$0	$(2,193)

Total Financial Derivative Instruments	$379	$3,616	$334	$4,329

Totals	$305,612	$3,464,353	$56,679	$3,826,644

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2024:

Category and Subcategory	Beginning Balance at 03/31/2023	Net Purchases(1)	Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2024	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2024(2)
Investments in Securities, at Value
Loan Participations and Assignments	$37,763	$21,952	$(8,294)	$83	$(275)	$(1,349)	$0	$(16,497)	$33,383	$(1,345)
Corporate Bonds & Notes
Banking & Finance	1,865	2,097	0	12	0	(30)	0	0	3,944	(30)
Industrials	1,640	11,600	(335)	0	0	(42)	660	0	13,523	(40)
Utilities	46	0	(47)	0	0	1	0	0	0	0
Non-Agency Mortgage-Backed Securities	0	0	0	0	0	0	1,373	0	1,373	0
Asset-Backed Securities	0	0	0	0	0	0	80	0	80	0
Sovereign Issues	840	696	(6,305)	(68)	(8,861)	13,698	0	0	0	0
Common Stocks
Communication Services	144	0	0	0	0	(67)	0	0	77	(67)
Energy	73	0	0	0	0	0	0	0	73	0
Financials	1,776	0	0	0	0	215	0	0	1,991	215
Industrials	337	0	0	0	0	(19)	0	(3)	315	(19)
Utilities	0	455	0	0	0	1,126	0	0	1,581	1,126
Rights
Financials	53	0	(79)	0	79	(53)	0	0	0	0

70	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2024

Category and Subcategory	Beginning Balance at 03/31/2023	Net Purchases(1)	Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2024	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2024(2)
Warrants
Financials	$58	$0	$(72)	$0	$72	$(53)	$0	$0	$5	$0
Information Technology	678	0	(455)	0	0	(223)	0	0	0	0

	$45,273	$36,800	$(15,587)	$27	$(8,985)	$13,204	$2,113	$(16,500)	$56,345	$(160)

Financial Derivative Instruments - Assets
Over the counter	$2	$0	$0	$0	$0	$332	$0	$0	$334	$332

Totals	$45,275	$36,800	$(15,587)	$27	$(8,985)	$13,536	$2,113	$(16,500)	$56,679	$172

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2024	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$9,694	Discounted Cash Flow	Discount Rate		7.374-9.180	8.629
	5,821	Indicative Market Quotation	Broker Quote		90.000	—
	3,494	Other Valuation Techniques(3)	—		—	—
	14,374	Recent Transaction	Purchase Price		100.000	—
Corporate Bonds & Notes
Banking & Finance	1,843	Indicative Market Quotation	Price		7.350	—
	2,101	Proxy Pricing	Base Price		94.271-100.000	95.362
Industrials	1,263	Discounted Cash Flow	Discount Rate		7.510	—
	11,600	Recent Transaction	Purchase Price		100.000	—
	660	Third Party Vendor	Expected Recovery		6.000	—
Non-Agency Mortgage-Backed Securities	1,373	Fair Valuation of Odd Lot Positions	Adjustment Factor		2.500	—
Asset-Backed Securities	80	Fair Valuation of Odd Lot Positions	Adjustment Factor		2.500	—
Common Stocks
Communication Services	77	Reference Instrument	Stock Price w/Liquidity Discount		10.000	—
Energy	73	Comparable Companies	EBITDA Multiple	X	4.300	—
Financials	1,991	Comparable Companies	EBITDA Multiple	X	4.000	—
Industrials	315	Comparable Companies/ Discounted Cash Flow	Revenue Multiple/EBITDA Multiple/Discount Rate	X/X/%	0.560/7.180/10.000	—
Utilities	1,581	Comparable Companies	EBITDA Multiple	X	6.100	—
Warrants
Financials	5	Option Pricing Model	Volatility		40.000	—

Financial Derivative Instruments - Assets
Over the counter	334	Indicative Market Quotation	Broker Quote		5.510	—

Total	$56,679

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2024 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	71

Schedule of Investments	PIMCO ESG Income Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 121.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.4%

Market Bidco Ltd.
8.651% (EUR003M + 4.750%) due 11/04/2027 ~	EUR	1,000	$1,052

Total Loan Participations and Assignments (Cost $943)			1,052

CORPORATE BONDS & NOTES 35.3%

BANKING & FINANCE 24.3%

ABN AMRO Bank NV
2.470% due 12/13/2029 •		$500	438

Acef Holding SCA
0.750% due 06/14/2028	EUR	500	471

AIB Group PLC
2.875% due 05/30/2031 •		400	417
6.608% due 09/13/2029 •		$500	522

Alexandria Real Estate Equities, Inc.
2.000% due 05/18/2032		400	314

Ally Financial, Inc.
2.200% due 11/02/2028		800	686
8.000% due 11/01/2031		450	502

American Homes 4 Rent LP
5.500% due 02/01/2034		450	449

American Tower Corp.
2.100% due 06/15/2030		500	416
3.100% due 06/15/2050		300	200

Asian Development Bank
6.550% due 01/26/2025	ZAR	40,000	2,071
6.720% due 02/08/2028	INR	187,400	2,241

Banco BTG Pactual SA
2.750% due 01/11/2026		$1,000	945

Banco Mercantil del Norte SA
6.625% due 01/24/2032 •(g)(h)		200	183

Bank of America Corp.
2.299% due 07/21/2032 •		1,400	1,146
6.204% due 11/10/2028 •		500	517

Bank of Ireland Group PLC
6.253% due 09/16/2026 •		500	503

Banque Ouest Africaine de Developpement
2.750% due 01/22/2033	EUR	870	730

Barclays PLC
5.501% due 08/09/2028 •		$1,000	997
7.385% due 11/02/2028 •		800	849

BNP Paribas SA
4.625% due 02/25/2031 •(g)(h)		400	331
7.750% due 08/16/2029 •(g)(h)		1,000	1,026

Boston Properties LP
2.550% due 04/01/2032		150	119
3.400% due 06/21/2029		100	90

BPCE SA
2.045% due 10/19/2027 •		500	456

Brookfield Finance, Inc.
2.724% due 04/15/2031		350	298

Citycon Treasury BV
1.625% due 03/12/2028	EUR	300	277

CNP Assurances SACA
1.250% due 01/27/2029		500	481

Cooperatieve Rabobank UA
4.375% due 06/29/2027 •(g)(h)		400	413

CPI Property Group SA
1.500% due 01/27/2031		100	72
2.750% due 01/22/2028	GBP	200	204

Credit Agricole Assurances SA
1.500% due 10/06/2031	EUR	500	450

Crown Castle, Inc.
3.100% due 11/15/2029		$400	357

CTP NV
1.250% due 06/21/2029	EUR	200	187
1.500% due 09/27/2031		500	442

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Deutsche Bank AG
1.875% due 02/23/2028 •	EUR	200	$203
6.119% due 07/14/2026 •		$600	603

Digital Dutch Finco BV
0.625% due 07/15/2025	EUR	900	931
1.000% due 01/15/2032		300	257
1.250% due 02/01/2031		200	180

EQT AB
0.875% due 05/14/2031		800	701
2.375% due 04/06/2028		800	817

Equinix, Inc.
3.900% due 04/15/2032		$400	362

First American Financial Corp.
2.400% due 08/15/2031		600	475

Ford Motor Credit Co. LLC
5.125% due 06/16/2025		200	198

FS KKR Capital Corp.
1.650% due 10/12/2024		200	195
3.125% due 10/12/2028		400	350

Globalworth Real Estate Investments Ltd.
2.950% due 07/29/2026	EUR	400	387

Goldman Sachs Group, Inc.
2.383% due 07/21/2032 •		$400	328
2.615% due 04/22/2032 •		500	420

Goodman U.S. Finance Five LLC
4.625% due 05/04/2032		1,000	919

Grainger PLC
3.000% due 07/03/2030	GBP	100	109

Hanwha Life Insurance Co. Ltd.
3.379% due 02/04/2032 •		$300	278

HAT Holdings LLC
3.375% due 06/15/2026		535	504
3.750% due 09/15/2030		300	252
8.000% due 06/15/2027		550	574

Host Hotels & Resorts LP
2.900% due 12/15/2031		250	208
3.375% due 12/15/2029		600	535
3.500% due 09/15/2030		200	178

Howard Hughes Corp.
4.375% due 02/01/2031		600	522

HSBC Holdings PLC
2.871% due 11/22/2032 •		700	585
6.254% due 03/09/2034 •		600	633

Hudson Pacific Properties LP
3.950% due 11/01/2027		230	204
5.950% due 02/15/2028		400	370

ING Groep NV
2.727% due 04/01/2032 •		200	170
3.875% due 05/16/2027 •(g)(h)		200	168
4.250% due 05/16/2031 •(g)(h)		200	152
4.252% due 03/28/2033 •		500	464
4.875% due 05/16/2029 •(g)(h)		200	172

Intesa Sanpaolo SpA
5.017% due 06/26/2024		200	199
6.625% due 06/20/2033		700	727

Jones Lang LaSalle, Inc.
6.875% due 12/01/2028		500	530

JPMorgan Chase & Co.
2.545% due 11/08/2032 •		1,400	1,165

Kilroy Realty LP
2.500% due 11/15/2032		200	151
2.650% due 11/15/2033		900	668

Legal & General Group PLC
5.625% due 03/24/2031 •(g)(h)	GBP	200	228

Lloyds Banking Group PLC
3.574% due 11/07/2028 •		$400	375
3.750% due 03/18/2028 •		500	479

Logicor Financing SARL
3.250% due 11/13/2028	EUR	700	726

Mitsubishi UFJ Financial Group, Inc.
2.494% due 10/13/2032 •		$500	418

Munich Re
5.875% due 05/23/2042 •		400	407

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nationstar Mortgage Holdings, Inc.
5.750% due 11/15/2031		$300	$277

NatWest Group PLC
5.125% due 05/12/2027 •(g)(h)	GBP	200	233

NE Property BV
3.375% due 07/14/2027	EUR	300	313

Nexi SpA
1.625% due 04/30/2026		550	564

Nomura Holdings, Inc.
2.172% due 07/14/2028		$700	616

Nordea Bank Abp
3.750% due 03/01/2029 •(g)(h)		500	413

OneMain Finance Corp.
3.500% due 01/15/2027		781	726

PennyMac Financial Services, Inc.
5.750% due 09/15/2031		200	186

Regency Centers LP
3.700% due 06/15/2030		100	92

Santander Holdings USA, Inc.
6.174% due 01/09/2030 •		500	505

Santander U.K. Group Holdings PLC
3.823% due 11/03/2028 •		1,400	1,317
6.534% due 01/10/2029 •		300	310

Shinhan Bank Co. Ltd.
4.000% due 04/23/2029 (h)		200	187
4.375% due 04/13/2032 (h)		500	461

Sirius Real Estate Ltd.
1.125% due 06/22/2026	EUR	300	300
1.750% due 11/24/2028		200	188

SLM Corp.
3.125% due 11/02/2026		$900	837

Standard Chartered PLC
2.678% due 06/29/2032 •		200	165
3.603% due 01/12/2033 •		200	169
6.301% due 01/09/2029 •		600	617
7.767% due 11/16/2028 •		500	535

Sun Communities Operating LP
4.200% due 04/15/2032		300	270

SVB Financial Group
4.570% due 04/29/2033 ^(c)		1,150	730

Svenska Handelsbanken AB
4.750% due 03/01/2031 •(g)(h)		400	342

UBS Group AG
4.375% due 02/10/2031 •(g)(h)		200	165
5.959% due 01/12/2034 •		300	308

UDR, Inc.
3.100% due 11/01/2034		100	81

UniCredit SpA
5.459% due 06/30/2035 •		400	376

USAA Capital Corp.
0.500% due 05/01/2024		4,800	4,781

VIA Outlets BV
1.750% due 11/15/2028	EUR	500	482

Vonovia SE
1.875% due 06/28/2028		600	598

Weyerhaeuser Co.
4.000% due 11/15/2029		$100	94

Workspace Group PLC
2.250% due 03/11/2028	GBP	600	649

ZF Finance GmbH
2.000% due 05/06/2027	EUR	700	704

			57,868

INDUSTRIALS 7.3%

Accor SA
2.375% due 11/29/2028		900	927

Ardagh Metal Packaging Finance USA LLC
3.000% due 09/01/2029		500	416

Ball Corp.
3.125% due 09/15/2031		$580	494

BCP Modular Services Finance PLC
4.750% due 11/30/2028	EUR	100	101

72	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Boise Cascade Co.
4.875% due 07/01/2030		$500	$464

CDW LLC
3.569% due 12/01/2031		500	440

Cellnex Finance Co. SA
3.875% due 07/07/2041		200	157

Centene Corp.
3.000% due 10/15/2030		500	429

Chobani LLC
7.625% due 07/01/2029		500	508

Fair Isaac Corp.
4.000% due 06/15/2028		570	533

Gap, Inc.
3.625% due 10/01/2029		250	219
3.875% due 10/01/2031		250	212

GN Store Nord AS
0.875% due 11/25/2024	EUR	500	523

Graphic Packaging International LLC
2.625% due 02/01/2029		400	403

Hilton Domestic Operating Co., Inc.
3.625% due 02/15/2032		$250	216
4.000% due 05/01/2031		200	179

Illumina, Inc.
2.550% due 03/23/2031		300	248

InterContinental Hotels Group PLC
3.375% due 10/08/2028	GBP	300	354

JDE Peet’s NV
2.250% due 09/24/2031		$800	636

John Lewis PLC
6.125% due 01/21/2025	GBP	200	252

Lenovo Group Ltd.
3.421% due 11/02/2030		$400	351

Lindblad Expeditions LLC
6.750% due 02/15/2027		300	303

Marks & Spencer PLC
3.750% due 05/19/2026	GBP	100	122
4.500% due 07/10/2027		300	366

Metalsa SA de CV
3.750% due 05/04/2031		$450	365

Micron Technology, Inc.
2.703% due 04/15/2032		200	167

MSCI, Inc.
3.625% due 09/01/2030		600	533

Newell Brands, Inc.
4.875% due 06/01/2025		200	197

NextEra Energy Operating Partners LP
7.250% due 01/15/2029		800	820

NXP BV
2.500% due 05/11/2031		300	251
5.000% due 01/15/2033		1,300	1,272

ReNew Pvt Ltd.
5.875% due 03/05/2027		200	196

St Marys Cement, Inc.
5.750% due 04/02/2034 (b)		400	398

Standard Industries, Inc.
2.250% due 11/21/2026	EUR	600	609

Transurban Finance Co. Pty. Ltd.
2.450% due 03/16/2031		$600	503

Travis Perkins PLC
3.750% due 02/17/2026	GBP	400	483

VeriSign, Inc.
2.700% due 06/15/2031		$400	335

Vilmorin & Cie SA
1.375% due 03/26/2028	EUR	400	378

Vmed O2 U.K. Financing PLC
4.500% due 07/15/2031	GBP	200	216
4.750% due 07/15/2031		$600	518

VMware, Inc.
1.800% due 08/15/2028		200	174

Warnermedia Holdings, Inc.
4.054% due 03/15/2029		500	468
5.050% due 03/15/2042		200	172

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Weir Group PLC
2.200% due 05/13/2026		$400	$371

Zenith Finco PLC
6.500% due 06/30/2027	GBP	200	189

			17,468

UTILITIES 3.7%

AES Andes SA
6.300% due 03/15/2029		$350	354

AES Corp.
2.450% due 01/15/2031		720	590
5.450% due 06/01/2028		300	299

CenterPoint Energy Houston Electric LLC
5.300% due 04/01/2053		700	699

Clean Renewable Power Mauritius Pte Ltd.
4.250% due 03/25/2027		174	162

Duke Energy Carolinas LLC
3.550% due 03/15/2052		402	293

Enel Finance America LLC
7.100% due 10/14/2027		1,000	1,058

Iberdrola International BV
6.750% due 09/15/2033		250	267

India Green Power Holdings
4.000% due 02/22/2027		233	216

Pacific Gas & Electric Co.
6.700% due 04/01/2053		1,100	1,192

Pattern Energy Operations LP
4.500% due 08/15/2028		500	467

San Diego Gas & Electric Co.
2.950% due 08/15/2051		350	236

Solar Star Funding LLC
5.375% due 06/30/2035		149	143

Southwestern Public Service Co.
3.150% due 05/01/2050		100	66

Star Energy Geothermal Wayang Windu Ltd.
6.750% due 04/24/2033		324	327

TDC Net AS
5.056% due 05/31/2028	EUR	400	445

TerraForm Power Operating LLC
5.000% due 01/31/2028		$200	191

Verizon Communications, Inc.
5.050% due 05/09/2033		1,700	1,700

Vodafone Group PLC
5.125% due 06/04/2081 •		110	83

			8,788

Total Corporate Bonds & Notes (Cost $89,265)			84,124

U.S. GOVERNMENT AGENCIES 46.3%

Fannie Mae
3.000% due 01/01/2059		1,347	1,155
3.500% due 05/01/2056 - 08/01/2059		1,626	1,438

Freddie Mac
0.849% due 11/25/2030 ~(a)		2,790	121

Ginnie Mae
5.500% due 07/20/2053 - 08/20/2053		4,603	4,601

Ginnie Mae, TBA
5.000% due 05/01/2054		2,800	2,753

Uniform Mortgage-Backed Security
3.000% due 07/01/2052		477	411
4.000% due 09/01/2049 - 11/01/2053		8,158	7,563
4.500% due 07/01/2052 - 09/01/2053		7,396	7,046
5.000% due 08/01/2052 - 04/01/2054		30,565	29,831
5.500% due 09/01/2052 - 12/01/2053		12,678	12,628
5.500% due 06/01/2053 (i)		20,609	20,551
6.000% due 10/01/2053		199	202
6.500% due 02/01/2054		400	409

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Uniform Mortgage-Backed Security, TBA
3.500% due 05/01/2054		$13,900	$12,450
6.000% due 05/01/2054		4,000	4,036
6.500% due 04/01/2054		5,000	5,109

Total U.S. Government Agencies (Cost $111,260)			110,304

U.S. TREASURY OBLIGATIONS 9.5%

U.S. Treasury Inflation Protected Securities (f)
0.125% due 07/15/2024		1,792	1,794
0.125% due 10/15/2024 (i)		2,115	2,102
0.125% due 01/15/2031		2,132	1,898
0.125% due 01/15/2032 (i)		9,344	8,168
0.250% due 01/15/2025 (k)(m)		2,343	2,304
0.875% due 02/15/2047		1,022	789
1.500% due 02/15/2053 (k)		622	544

U.S. Treasury Notes
2.750% due 08/15/2032 (i)		2,200	1,973
3.875% due 09/30/2029 (i)		3,000	2,948

Total U.S. Treasury Obligations (Cost $22,282)			22,520

NON-AGENCY MORTGAGE-BACKED SECURITIES 16.7%

1211 Avenue of the Americas Trust
4.142% due 08/10/2035 ~		2,300	2,132

225 Liberty Street Trust
4.501% due 02/10/2036		1,550	1,322

280 Park Avenue Mortgage Trust
6.698% due 09/15/2034 •		1,000	968

Adjustable Rate Mortgage Trust
5.684% due 08/25/2036 •		655	225
6.004% due 08/25/2036 •		263	87

American Home Mortgage Assets Trust
5.634% due 12/25/2046 •		31	26
5.864% due 06/25/2037 •		137	125

BAMLL Commercial Mortgage Securities Trust
0.000% due 09/15/2038 ~(a)		261,000	0
8.190% due 09/15/2038 •		1,000	814

Barclays Commercial Mortgage Securities Trust
3.688% due 02/15/2053 ~		2,453	1,665
4.957% due 08/10/2035 ~		900	752

Barclays Commercial Real Estate Trust
4.563% due 08/10/2033 ~		2,660	2,215

Bear Stearns ALT-A Trust
5.764% due 06/25/2046 •		291	255

Beast Mortgage Trust
7.940% due 03/15/2036 •		500	334
8.176% due 02/15/2037 •		1,200	824

Bridgegate Funding PLC
9.222% due 10/16/2062 •	GBP	950	1,228
10.222% due 10/16/2062 •		950	1,222

Chase Mortgage Finance Trust
4.345% due 03/25/2037 ~		$114	107

CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037		247	216

Commercial Mortgage Trust
3.832% due 02/10/2036 ~		2,100	1,938
8.590% due 12/15/2038 •		1,000	831

Countrywide Alternative Loan Trust
5.824% due 10/25/2046 •		65	59
6.083% due 11/20/2035 •		128	109

Countrywide Home Loan Mortgage Pass-Through Trust
4.325% due 02/25/2047 ~		38	32

Countrywide Home Loan Reperforming REMIC Trust
4.682% due 01/25/2034 ~		74	63

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.859% due 04/25/2047 •		69	58

DOLP Trust
3.704% due 05/10/2041 ~		1,600	1,146

DROP Mortgage Trust
7.689% due 10/15/2043 •		1,000	880
8.189% due 10/15/2043 •		996	775

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	73

Schedule of Investments	PIMCO ESG Income Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Extended Stay America Trust
7.139% due 07/15/2038 •	$297	$297
7.689% due 07/15/2038 •	526	526

GCT Commercial Mortgage Trust
7.140% due 02/15/2038 •	200	63

GS Mortgage Securities Trust
3.602% due 10/10/2049 ~	200	175

HarborView Mortgage Loan Trust
4.077% due 06/19/2036 ~	121	52

Independence Plaza Trust
3.911% due 07/10/2035	1,500	1,424
4.158% due 07/10/2035	200	188
4.356% due 07/10/2035	350	325

IndyMac INDX Mortgage Loan Trust
5.784% due 01/25/2037 •	65	58
5.964% due 07/25/2035 •	358	236

JP Morgan Chase Commercial Mortgage Securities Trust
6.740% due 04/15/2038 •	365	364
7.140% due 04/15/2038 •	900	895
7.190% due 03/15/2036 •	100	53
7.280% due 06/15/2038 •	1,000	864
7.740% due 03/15/2036 •	1,600	766
8.540% due 03/15/2036 •	300	126

KREST Commercial Mortgage Securities Trust
2.927% due 11/05/2044 ~	2,000	1,276

MAD Mortgage Trust
3.254% due 08/15/2034 ~	1,580	1,396
3.843% due 08/15/2034 ~	1,057	816

Merrill Lynch Alternative Note Asset Trust
5.844% due 03/25/2037 •	776	210

MFT Trust
3.283% due 08/10/2040 ~	1,180	791
3.358% due 02/10/2042	100	69

Morgan Stanley Capital Trust
6.740% due 12/15/2036 •	1,480	762
7.240% due 12/15/2036 •	1,097	323

Morgan Stanley Mortgage Loan Trust
5.764% due 06/25/2036 •	255	52

Natixis Commercial Mortgage Securities Trust
0.514% due 02/15/2039 ~(a)	23,885	539

NYO Commercial Mortgage Trust
7.985% due 11/15/2038 •	1,500	1,106

One New York Plaza Trust
6.390% due 01/15/2036 •	200	195
6.690% due 01/15/2036 •	1,000	957

Residential Accredit Loans, Inc. Trust
5.500% due 02/25/2036	225	180
6.000% due 06/25/2036	133	101
6.000% due 06/25/2037 «	204	148

Residential Asset Securitization Trust
1.246% due 04/25/2037 •(a)	511	69
5.754% due 04/25/2037 •	511	110

SFO Commercial Mortgage Trust
7.239% due 05/15/2038 •	450	422
7.839% due 05/15/2038 •	450	422

Starwood Mortgage Trust
7.690% due 04/15/2034 •	1,000	977
7.745% due 11/15/2036 •	1,100	1,084

VASA Trust
7.190% due 07/15/2039 •	400	292
7.540% due 07/15/2039 •	400	267

Wells Fargo Mortgage-Backed Securities Trust
6.000% due 11/25/2037	111	92

Worldwide Plaza Trust
3.526% due 11/10/2036	100	74
3.596% due 11/10/2036 ~	1,250	336

Total Non-Agency Mortgage-Backed Securities (Cost $48,729)		39,886

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 10.1%

ACE Securities Corp. Home Equity Loan Trust
5.784% due 11/25/2036 •	$487	$203

Argent Securities Trust
5.744% due 07/25/2036 •	155	133

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
7.244% due 11/25/2034 •	300	268

Asset-Backed Securities Corp. Home Equity Loan Trust
4.203% due 01/25/2036 •	2,085	1,801
7.289% due 05/25/2035 •	403	367

Bear Stearns Asset-Backed Securities Trust
5.724% due 11/25/2036 «•	39	37
6.069% due 12/25/2034 •	247	241

Centex Home Equity Loan Trust
6.374% due 09/25/2034 •	64	62
6.404% due 03/25/2035 •	204	197

Countrywide Asset-Backed Certificates Trust
5.879% due 01/25/2045 •	277	253
5.924% due 03/25/2047 •	226	186

EquiFirst Mortgage Loan Trust
7.244% due 04/25/2035 •	210	179

FHF Issuer Trust
5.690% due 02/15/2030	1,150	1,151

FHF Trust
2.290% due 03/15/2027	800	780
4.430% due 01/18/2028	372	367

First Franklin Mortgage Loan Trust
5.020% due 03/25/2036 •	1,690	1,581

GoodLeap Sustainable Home Solutions Trust
4.000% due 04/20/2049	868	778
4.950% due 07/20/2049	886	834

GSAA Home Equity Trust
5.584% due 03/25/2036 •	51	17
6.000% due 10/25/2037 «	34	29
6.948% due 06/25/2036 þ	220	57

Lehman XS Trust
5.784% due 10/25/2036 •	121	109

Loanpal Solar Loan Ltd.
2.220% due 03/20/2048	137	107

Long Beach Mortgage Loan Trust
5.764% due 10/25/2036 •	748	244

MASTR Asset-Backed Securities Trust
6.344% due 10/25/2035 •	225	198

Merrill Lynch Mortgage Investors Trust
6.044% due 12/25/2036 •	1,276	1,204

Mosaic Solar Loan Trust
2.640% due 01/20/2053	583	499

New Century Home Equity Loan Trust
6.179% due 10/25/2035 •	1,800	1,516

Research-Driven Pagaya Motor Asset Trust
2.650% due 03/25/2030	805	772
4.320% due 09/25/2030	530	514

Residential Asset Mortgage Products Trust
5.604% due 10/25/2033 •	232	229
6.644% due 01/25/2035 •	789	744

Residential Asset Securities Corp. Trust
6.324% due 08/25/2034 •	102	99

Service Experts Issuer
2.670% due 02/02/2032	520	486

Specialty Underwriting & Residential Finance Trust
6.614% due 12/25/2035 •	157	153

Starwood Commercial Mortgage Trust
7.541% due 04/18/2038 •	400	362

Structured Asset Investment Loan Trust
6.144% due 04/25/2033 «•	15	15
6.419% due 05/25/2035 •	1,639	1,450

Structured Asset Securities Corp. Mortgage Loan Trust
5.864% due 02/25/2037 •	91	88
5.879% due 07/25/2036 •	1,545	1,487

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sunnova Helios Issuer LLC
5.300% due 05/20/2050		$1,055	$1,039

Sunnova Sol Issuer LLC
2.790% due 02/22/2049		1,441	1,295
5.400% due 04/30/2058		1,082	1,057

Sunrun Demeter Issuer
2.270% due 01/30/2057		662	542

Upstart Pass-Through Trust
3.800% due 04/20/2030		355	345

Total Asset-Backed Securities (Cost $25,337)			24,075

SOVEREIGN ISSUES 2.8%

Brazil Government International Bond
6.125% due 03/15/2034		700	694

Chile Government International Bond
2.750% due 01/31/2027		300	282
3.500% due 01/31/2034		300	263

Fondo Mivivienda SA
4.625% due 04/12/2027		400	389

Hungary Government International Bond
4.000% due 07/25/2029	EUR	1,100	1,185

Mexico Government International Bond
2.250% due 08/12/2036		610	522
4.490% due 05/25/2032		1,100	1,209

Romania Government International Bond
2.000% due 04/14/2033		200	166
5.500% due 09/18/2028		500	557
6.375% due 09/18/2033		500	578

Serbia Government International Bond
1.000% due 09/23/2028		300	275

South Africa Government International Bond
10.500% due 12/21/2026	ZAR	7,540	409

Uruguay Government International Bond
4.975% due 04/20/2055		$100	94

Total Sovereign Issues (Cost $7,052)			6,623

		SHARES
PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

CaixaBank SA
5.875% due 10/09/2027 •(g)(h)		200,000	212

Goldman Sachs Group, Inc.
3.650% due 08/10/2026 •(g)		100,000	92

Total Preferred Securities (Cost $358)			304

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.0%

U.S. TREASURY BILLS 0.0%
5.365% due 05/09/2024 - 05/16/2024 (d)(e)(m)		51	51

Total Short-Term Instruments (Cost $51)			51

Total Investments in Securities (Cost $305,277)			288,939

Total Investments 121.2% (Cost $305,277)			$288,939

Financial Derivative Instruments (j)(l) 0.0% (Cost or Premiums, net $330)			76

Other Assets and Liabilities, net (21.2)%			(50,664)

Net Assets 100.0%			$238,351

74	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2024

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Security is not accruing income as of the date of this report.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BOS	5.480%	03/28/2024	04/01/2024	$(836)	$(836)
SBI	5.440	03/13/2024	04/11/2024	(18,255)	(18,308)

Total Reverse Repurchase Agreements					$(19,144)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions(2)
BPG	5.420%	03/20/2024	05/01/2024	$(9,814)	$(9,832)
	5.430	03/04/2024	04/02/2024	(1,161)	(1,166)

Total Sale-Buyback Transactions					$(10,998)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.7)%
Uniform Mortgage-Backed Security, TBA	2.000%	05/01/2054	$750	$(595)	$(594)
Uniform Mortgage-Backed Security, TBA	2.500	05/01/2054	750	(623)	(621)
Uniform Mortgage-Backed Security, TBA	3.000	05/01/2054	500	(433)	(431)

Total Short Sales (0.7)%				$(1,651)	$(1,646)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$(836)	$0	$(836)	$836	$0
SBI	0	(18,308)	0	(18,308)	18,780	472

Master Securities Forward Transaction Agreement
BPG	0	0	(10,998)	(10,998)	11,047	49

Total Borrowings and Other Financing Transactions	$0	$(19,144)	$(10,998)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	75

Schedule of Investments	PIMCO ESG Income Fund	(Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Government Agencies	$0	$(18,308)	$0	$0	$(18,308)
U.S. Treasury Obligations	(836)	0	0	0	(836)

Total	$(836)	$(18,308)	$0	$0	$(19,144)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(1,166)	(9,832)	0	(10,998)

Total	$0	$(1,166)	$(9,832)	$0	$(10,998)

Total Borrowings	$(836)	$(19,474)	$(9,832)	$0	$(30,142)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(30,142)

(i)	Securities with an aggregate market value of $30,663 have been pledged as collateral under the terms of the above master agreements as of March 31, 2024.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(19,328) at a weighted average interest rate of 5.396%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Payable for sale-buyback transactions includes $(45) of deferred price drop.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(j) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May Futures	$108.500	04/26/2024	2	$2	$(1)	$0
Put - CBOT U.S. Treasury 10-Year Note May Futures	109.000	04/26/2024	3	3	(1)	(1)
Call - CBOT U.S. Treasury 10-Year Note May Futures	111.500	04/26/2024	2	2	(1)	(1)
Call - CBOT U.S. Treasury 10-Year Note May Futures	113.000	04/26/2024	3	3	(1)	0

Total Written Options					$(4)	$(2)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund June Futures	06/2024	3	$432	$6	$2	$0
U.S. Treasury 2-Year Note June Futures	06/2024	368	75,250	(16)	0	(75)
U.S. Treasury 5-Year Note June Futures	06/2024	1	107	0	0	0
U.S. Treasury 10-Year Note June Futures	06/2024	399	44,208	150	0	(31)
U.S. Treasury Long-Term Bond June Futures	06/2024	40	4,818	54	10	0

				$194	$12	$(106)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month SOFR Active Contract December Futures	03/2025	4	$(954)	$23	$1	$0
3-Month SOFR Active Contract December Futures	03/2026	5	(1,203)	20	1	0
3-Month SOFR Active Contract June Futures	09/2024	6	(1,423)	41	(1)	0
3-Month SOFR Active Contract June Futures	09/2025	4	(959)	19	1	0
3-Month SOFR Active Contract March Futures	06/2024	7	(1,657)	50	(1)	0
3-Month SOFR Active Contract March Futures	06/2025	4	(957)	21	1	0
3-Month SOFR Active Contract March Futures	06/2026	4	(963)	15	0	0
3-Month SOFR Active Contract September Futures	12/2024	6	(1,427)	38	1	0
3-Month SOFR Active Contract September Futures	12/2025	4	(961)	17	1	0
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2024	6	(688)	(6)	0	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2024	7	(903)	(27)	0	(3)

				$211	$4	$(3)

Total Futures Contracts				$405	$16	$(109)

76	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2024

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
British Telecommunications PLC	1.000%	Quarterly	06/20/2028	0.511%	EUR	200	$(1)	$5	$4	$0	$0
British Telecommunications PLC	1.000	Quarterly	12/20/2028	0.596		700	(10)	24	14	0	0
Tesco PLC	1.000	Quarterly	06/20/2028	0.399		500	1	12	13	0	0

							$(10)	$41	$31	$0	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day GBP-SONIO Compounded-OIS	4.320%	Annual	10/20/2033	GBP	100	$(1)	$7	$6	$1	$0
Receive	1-Day GBP-SONIO Compounded-OIS	3.700	Annual	03/28/2034		100	0	(1)	(1)	0	(1)
Receive(5)	1-Day GBP-SONIO Compounded-OIS	3.750	Annual	09/18/2034		1,700	(27)	(5)	(32)	0	(10)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	12/15/2026	JPY	590,000	16	21	37	0	(1)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	06/16/2028		1,600,000	90	108	198	0	(6)
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.550	Annual	09/14/2028		260,000	(5)	16	11	1	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	12/15/2028		1,100,000	203	(38)	165	0	(5)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.400	Annual	06/15/2032		233,400	1	34	35	0	(3)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.500	Annual	03/15/2042		79,000	20	43	63	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	5.100	Annual	05/22/2024		$79,420	(126)	(126)	(252)	0	(4)
Pay	1-Day USD-SOFR Compounded-OIS	5.400	Annual	06/06/2024		46,970	(25)	15	(10)	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	4.040	Annual	06/20/2024		1,300	(7)	(11)	(18)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	4.060	Annual	06/20/2024		5,300	(28)	(46)	(74)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	4.140	Annual	06/22/2024		2,200	(12)	(17)	(29)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.052	Annual	07/24/2024		1,400	(9)	(25)	(34)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	2.765	Annual	07/27/2024		1,400	(9)	(29)	(38)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	2.993	Annual	10/13/2024		300	(2)	(5)	(7)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	2.920	Annual	10/17/2024		300	(2)	(5)	(7)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.018	Annual	10/24/2024		200	(1)	(4)	(5)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.140	Annual	10/25/2024		200	(1)	(3)	(4)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.190	Annual	10/25/2024		200	(1)	(3)	(4)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.225	Annual	10/25/2024		200	(1)	(3)	(4)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	2.973	Annual	10/27/2024		200	(1)	(4)	(5)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	2.841	Annual	10/31/2024		200	(1)	(4)	(5)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.088	Annual	11/07/2024		300	(2)	(5)	(7)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	2.910	Annual	11/14/2024		300	(2)	(5)	(7)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	11/21/2024		500	(2)	(6)	(8)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.650	Annual	11/22/2024		500	(2)	(6)	(8)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.650	Annual	12/05/2024		500	(2)	(6)	(8)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/11/2024		500	(2)	(6)	(8)	0	0
Receive	1-Day USD-SOFR Compounded-OIS	2.450	Annual	12/20/2024		8,800	(1)	247	246	5	0
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2024		2,300	(115)	40	(75)	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	2.350	Annual	01/17/2025		4,400	0	124	124	3	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/21/2025		35,500	55	907	962	31	0
Receive	1-Day USD-SOFR Compounded-OIS	1.600	Annual	01/16/2026		3,500	44	166	210	5	0
Receive	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026		2,500	1	116	117	3	0
Receive	1-Day USD-SOFR Compounded-OIS	0.928	Semi-Annual	05/06/2026		250	0	20	20	1	0
Receive	1-Day USD-SOFR Compounded-OIS	4.000	Annual	12/20/2026		11,200	250	(111)	139	17	0
Receive	1-Day USD-SOFR Compounded-OIS	1.350	Semi-Annual	01/20/2027		100	0	9	9	0	0
Receive	1-Day USD-SOFR Compounded-OIS	1.360	Semi-Annual	02/15/2027		550	0	50	50	1	0
Receive	1-Day USD-SOFR Compounded-OIS	1.450	Semi-Annual	02/17/2027		500	0	44	44	1	0
Receive	1-Day USD-SOFR Compounded-OIS	1.420	Semi-Annual	02/24/2027		400	0	36	36	1	0
Receive	1-Day USD-SOFR Compounded-OIS	2.430	Annual	09/30/2027		700	0	50	50	1	0
Receive	1-Day USD-SOFR Compounded-OIS	2.450	Annual	10/04/2027		670	0	47	47	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/13/2027		600	(1)	12	11	1	0
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Semi-Annual	12/16/2027		500	(9)	67	58	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/21/2028		890	20	23	43	2	0
Receive	1-Day USD-SOFR Compounded-OIS	1.500	Semi-Annual	01/12/2029		110	0	14	14	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.940	Annual	02/22/2029		500	(1)	(1)	(2)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.970	Annual	02/27/2029		200	(1)	0	(1)	0	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		26,800	(196)	376	180	38	0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2029		2,470	228	39	267	5	0
Receive	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2030		1,440	41	59	100	2	0
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Semi-Annual	12/16/2030		1,900	(15)	366	351	3	0
Receive	1-Day USD-SOFR Compounded-OIS	1.450	Semi-Annual	05/10/2031		800	7	128	135	1	0
Receive	1-Day USD-SOFR Compounded-OIS	0.750	Semi-Annual	06/16/2031		700	52	96	148	1	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	77

Schedule of Investments	PIMCO ESG Income Fund	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-SOFR Compounded-OIS	1.450%	Semi-Annual	07/16/2031		$250	$(1)	$46	$45	$0	$0
Receive	1-Day USD-SOFR Compounded-OIS	3.610	Annual	12/12/2032		200	(1)	6	5	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.350	Annual	12/14/2032		100	0	4	4	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	05/22/2033		18,580	179	626	805	18	0
Receive	1-Day USD-SOFR Compounded-OIS	3.700	Annual	06/06/2033		11,110	(57)	342	285	11	0
Receive	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2033		3,490	52	242	294	3	0
Receive	1-Day USD-SOFR Compounded-OIS	4.250	Annual	11/22/2033		200	(1)	(5)	(6)	0	0
Receive	1-Day USD-SOFR Compounded-OIS	4.030	Annual	12/15/2033		200	(1)	(1)	(2)	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.950	Annual	12/19/2033		200	(1)	0	(1)	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.842	Annual	12/26/2033		100	0	0	0	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.854	Annual	12/29/2033		200	(1)	2	1	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	01/02/2034		100	0	1	1	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.810	Annual	01/02/2034		100	0	1	1	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.684	Annual	01/03/2034		100	(1)	3	2	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.648	Annual	01/08/2034		200	(1)	5	4	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.670	Annual	01/08/2034		200	(1)	5	4	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.594	Annual	01/09/2034		200	0	5	5	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.600	Annual	01/17/2034		200	(1)	6	5	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.735	Annual	01/23/2034		100	0	(1)	(1)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.738	Annual	01/23/2034		100	0	(1)	(1)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.655	Annual	01/24/2034		100	0	(2)	(2)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.665	Annual	01/24/2034		200	(1)	(3)	(4)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.685	Annual	01/24/2034		200	(1)	(2)	(3)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.620	Annual	01/31/2034		100	0	(2)	(2)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.725	Annual	02/07/2034		100	(1)	0	(1)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.783	Annual	02/07/2034		100	(1)	0	(1)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.860	Annual	02/21/2034		400	(2)	2	0	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.650	Annual	03/05/2034		200	(1)	(2)	(3)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.700	Annual	03/05/2034		100	0	(1)	(1)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.710	Annual	03/05/2034		200	(1)	(1)	(2)	0	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2034		11,400	(56)	99	43	6	0
Receive	1-Day USD-SOFR Compounded-OIS	1.967	Semi-Annual	06/23/2051		100	(1)	34	33	0	0
Receive	1-Day USD-SOFR Compounded-OIS	1.785	Semi-Annual	08/12/2051		250	(3)	96	93	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.815	Semi-Annual	01/24/2052		50	0	(19)	(19)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.867	Semi-Annual	01/26/2052		50	0	(18)	(18)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	12/21/2052		100	(30)	(4)	(34)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.080	Annual	02/23/2053		200	(2)	(18)	(20)	0	0
Receive	1-Day USD-SOFR Compounded-OIS	2.750	Annual	06/21/2053		2,400	148	273	421	0	(4)
Pay	1-Day USD-SOFR Compounded-OIS	3.370	Annual	07/12/2053		100	(1)	(5)	(6)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	2.537	Annual	07/24/2053		100	(7)	(14)	(21)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.830	Annual	10/12/2053		100	(1)	4	3	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.880	Annual	10/16/2053		100	(1)	5	4	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.870	Annual	10/17/2053		100	(1)	4	3	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.555	Annual	03/05/2054		100	(1)	0	(1)	0	0
Pay	1-Year BRL-CDI	9.815	Maturity	01/04/2027	BRL	13,200	0	(21)	(21)	0	(5)
Pay	1-Year BRL-CDI	9.832	Maturity	01/04/2027		6,100	0	(9)	(9)	0	(2)
Pay	3-Month EUR-EURIBOR	2.100	Annual	04/11/2024	EUR	600	(1)	8	7	0	0
Pay	3-Month EUR-EURIBOR	2.100	Annual	04/13/2024		1,200	(3)	17	14	0	0
Pay	3-Month EUR-EURIBOR	2.250	Annual	04/28/2024		600	(1)	9	8	0	0
Pay	3-Month EUR-EURIBOR	2.250	Annual	05/03/2024		600	(1)	9	8	0	0
Pay	3-Month EUR-EURIBOR	2.100	Annual	05/17/2024		600	(1)	8	7	0	0
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/13/2027		700	(3)	(44)	(47)	1	0
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/18/2027		450	(2)	(28)	(30)	1	0
Pay	6-Month EUR-EURIBOR	3.370	Annual	10/09/2028		200	(1)	6	5	1	0
Pay	6-Month EUR-EURIBOR	3.450	Annual	10/20/2028		200	0	6	6	1	0
Receive	6-Month EUR-EURIBOR	3.270	Annual	11/08/2028		200	(1)	(4)	(5)	0	(1)
Receive	6-Month EUR-EURIBOR	3.255	Annual	11/22/2028		100	0	(2)	(2)	0	0
Receive	6-Month EUR-EURIBOR	3.179	Annual	11/29/2028		100	0	(2)	(2)	0	0
Receive	6-Month EUR-EURIBOR	2.920	Annual	12/13/2028		200	0	(2)	(2)	0	(1)
Receive	6-Month EUR-EURIBOR	2.880	Annual	12/19/2028		200	0	(1)	(1)	0	(1)
Receive	6-Month EUR-EURIBOR	2.950	Annual	12/29/2028		100	0	(1)	(1)	0	0
Receive	6-Month EUR-EURIBOR	2.760	Annual	01/03/2029		100	0	0	0	0	0
Receive(5)	6-Month EUR-EURIBOR	2.750	Annual	09/18/2029		12,600	(147)	(9)	(156)	0	(41)
Pay	6-Month EUR-EURIBOR	2.547	Annual	03/09/2033		500	(11)	9	(2)	3	0
Pay	6-Month EUR-EURIBOR	3.270	Annual	08/21/2033		100	0	8	8	1	0
Pay	6-Month EUR-EURIBOR	3.300	Annual	10/03/2033		400	(2)	26	24	2	0
Receive	6-Month EUR-EURIBOR	3.250	Annual	11/06/2033		100	(1)	(5)	(6)	0	(1)
Receive	6-Month EUR-EURIBOR	3.148	Annual	11/20/2033		100	0	(5)	(5)	0	(1)
Receive	6-Month EUR-EURIBOR	3.280	Annual	11/22/2033		100	0	(6)	(6)	0	(1)
Receive	6-Month EUR-EURIBOR	3.305	Annual	11/27/2033		100	0	(6)	(6)	0	(1)
Receive	6-Month EUR-EURIBOR	3.128	Annual	12/04/2033		100	0	(5)	(5)	0	(1)

78	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2024

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	6-Month EUR-EURIBOR	3.063%	Annual	12/06/2033	EUR	100	$0	$(4)	$(4)	$0	$(1)
Receive	6-Month EUR-EURIBOR	2.990	Annual	12/08/2033		100	0	(3)	(3)	0	(1)
Receive	6-Month EUR-EURIBOR	2.970	Annual	12/15/2033		200	(1)	(6)	(7)	0	(1)
Receive	6-Month EUR-EURIBOR	2.890	Annual	12/22/2033		200	(1)	(4)	(5)	0	(1)
Receive	6-Month EUR-EURIBOR	2.910	Annual	12/29/2033		100	0	(3)	(3)	0	(1)
Receive	6-Month EUR-EURIBOR	2.650	Annual	01/08/2034		200	(1)	0	(1)	0	(1)
Pay	6-Month EUR-EURIBOR	2.760	Annual	03/04/2034		100	0	2	2	1	0
Pay	6-Month EUR-EURIBOR	2.750	Annual	03/05/2034		100	0	1	1	1	0
Receive(5)	6-Month EUR-EURIBOR	2.670	Annual	04/03/2034		100	0	(1)	(1)	0	(1)
Receive(5)	6-Month EUR-EURIBOR	2.750	Annual	09/18/2034		3,800	(78)	(8)	(86)	0	(22)
Receive(5)	6-Month EUR-EURIBOR	2.500	Annual	09/18/2054		300	(13)	(2)	(15)	0	(4)

							$349	$4,445	$4,794	$176	$(130)

Total Swap Agreements							$339	$4,486	$4,825	$176	$(130)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$16	$176	$192	$(2)	$(109)	$(130)	$(241)

(k)

Securities with an aggregate market value of $1,064 and cash of $6,092 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(l) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2024	EUR	19,545		$21,168	$81	$0

BPS	04/2024		391		425	4	0
	04/2024	GBP	4,633		5,881	34	0
	04/2024	JPY	579,398		3,833	6	0
	04/2024		$5,952	GBP	4,702	0	(17)
	05/2024	GBP	4,702		$5,953	17	0
	05/2024		$3,833	JPY	576,758	0	(6)
	06/2024		343	MXN	5,864	5	0

CBK	04/2024	GBP	69		$88	1	0

JPM	04/2024	BRL	23,725		4,745	15	0
	04/2024		$4,748	BRL	23,725	0	(18)
	06/2024	MXN	50		$3	0	0
	07/2024		$4,745	BRL	23,929	0	(15)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	79

Schedule of Investments	PIMCO ESG Income Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
MBC	04/2024		$4,538	JPY	671,903	$0	$(100)

MYI	04/2024	JPY	430,103		$2,844	3	0
	04/2024		$21,575	EUR	19,936	0	(67)
	05/2024	EUR	19,936		$21,601	68	0
	05/2024		$2,844	JPY	428,146	0	(3)

RBC	04/2024		3	MXN	54	0	0

SCX	04/2024	BRL	23,662		$4,736	18	0
	04/2024		$4,752	BRL	23,662	0	(34)

SSB	04/2024		1	ZAR	10	0	0
	05/2024		2,206	MXN	37,479	34	0

TOR	04/2024		2,263	JPY	338,266	0	(29)

UAG	04/2024	ZAR	23,662		$1,263	16	0

Total Forward Foreign Currency Contracts						$302	$(289)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
GLM	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.110%	07/26/2032	200	$32	$19
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.110	07/26/2032	300	49	74

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.620	07/22/2024	3,200	24	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.620	07/22/2024	3,200	24	63
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.400	07/20/2027	300	39	15
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.400	07/20/2027	300	40	64

Total Purchased Options							$208	$235

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.690%	04/02/2024	100	$ (1)	$0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.690	04/02/2024	100	(1)	(2)
	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.500	04/08/2024	200	0	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.850	04/08/2024	200	0	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.550	04/15/2024	100	0	(1)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.810	04/15/2024	100	0	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.560	04/18/2024	100	0	(1)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.850	04/18/2024	100	0	0

CKL	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.480	04/29/2024	200	0	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.780	04/29/2024	200	0	0

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.697	04/02/2024	500	(4)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.697	04/02/2024	500	(4)	(11)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.721	04/08/2024	200	(1)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.721	04/08/2024	200	(2)	(5)
	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.430	04/12/2024	200	0	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.770	04/12/2024	200	0	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	04/08/2024	200	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.900	04/08/2024	200	(1)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.680	04/15/2024	200	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.080	04/15/2024	200	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.685	04/18/2024	200	(1)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	04/18/2024	200	(1)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.085	04/18/2024	200	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.150	04/18/2024	200	(1)	0

JPM	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.560	04/22/2024	100	0	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.860	04/22/2024	100	0	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550	04/12/2024	200	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.950	04/12/2024	200	(1)	(1)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.490	04/05/2024	100	0	0
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.810	04/05/2024	100	0	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.480	04/25/2024	100	0	0
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.770	04/25/2024	100	0	0

80	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2024

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750%	04/02/2024	300	$(1)	$0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.250	04/02/2024	300	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.624	04/01/2024	200	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.627	04/01/2024	200	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.688	04/01/2024	200	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.024	04/01/2024	200	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.027	04/01/2024	200	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.088	04/01/2024	200	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	04/11/2024	100	0	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.900	04/11/2024	100	0	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.678	04/25/2024	200	(1)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.078	04/25/2024	200	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.690	04/26/2024	500	(1)	(2)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.090	04/26/2024	500	(1)	(1)

							$(35)	$(28)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Cap(2)	2.596%	1-Day USD-SOFR Compounded-OIS	07/23/2025	3,200	$ (28)	$ (64)
	Put - OTC 1-Year Interest Rate Floor	3.018	1-Day USD-SOFR Compounded-OIS	07/24/2024	6,400	(26)	0
	Put - OTC 1-Year Interest Rate Floor(2)	2.596	1-Day USD-SOFR Compounded-OIS	07/23/2025	3,200	(28)	(1)

						$ (82)	$ (65)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	$95.078	04/04/2024	100	$0	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	95.156	04/04/2024	100	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	98.078	04/04/2024	100	0	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	98.156	04/04/2024	100	0	0

					$(1)	$0

Total Written Options					$(118)	$(93)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
MYC	South Africa Government International Bond	1.000%	Quarterly	12/20/2026	1.600%	$	1,000	$(44)	$29	$0	$(15)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
MYC	CMBX.NA.AAA.14 Index	0.500%	Monthly	12/16/2072	$	2,100	$(51)	$36	$0	$(15)

Total Swap Agreements							$(95)	$65	$0	$(30)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$81	$0	$0	$81	$0	$0	$0	$0	$81	$0	$81
BPS	66	0	0	66	(23)	0	0	(23)	43	0	43
CBK	1	0	0	1	0	(4)	0	(4)	(3)	0	(3)
GLM	0	93	0	93	0	(19)	0	(19)	74	0	74
JPM	15	0	0	15	(33)	(1)	0	(34)	(19)	0	(19)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	81

Schedule of Investments	PIMCO ESG Income Fund	(Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
MBC	$0	$0	$0	$0	$(100)	$0	$0	$(100)	$(100)	$0	$(100)
MYC	0	142	0	142	0	(69)	(30)	(99)	43	69	112
MYI	71	0	0	71	(70)	0	0	(70)	1	0	1
SCX	18	0	0	18	(34)	0	0	(34)	(16)	0	(16)
SSB	34	0	0	34	0	0	0	0	34	0	34
TOR	0	0	0	0	(29)	0	0	(29)	(29)	0	(29)
UAG	16	0	0	16	0	0	0	0	16	0	16

Total Over the Counter	$302	$235	$0	$537	$(289)	$(93)	$(30)	$(412)

(m)

Securities with an aggregate market value of $69 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2024.

(1)	Notional Amount represents the number of contracts.
(2)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$16	$16
Swap Agreements	0	0	0	0	176	176

	$0	$0	$0	$0	$192	$192

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$302	$0	$302
Purchased Options	0	0	0	0	235	235

	$0	$0	$0	$302	$235	$537

	$0	$0	$0	$302	$427	$729

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$2	$2
Futures	0	0	0	0	109	109
Swap Agreements	0	0	0	0	130	130

	$0	$0	$0	$0	$241	$241

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$289	$0	$289
Written Options	0	0	0	0	93	93
Swap Agreements	0	30	0	0	0	30

	$0	$30	$0	$289	$93	$412

	$0	$30	$0	$289	$334	$653

82	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2024

The effect of Financial Derivative Instruments on the Statement of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$115	$115
Futures	0	0	0	0	(1,111)	(1,111)
Swap Agreements	0	15	0	0	(2,556)	(2,541)

	$0	$15	$0	$0	$(3,552)	$(3,537)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,294)	$0	$(1,294)
Purchased Options	0	0	0	0	(19)	(19)
Written Options	0	0	0	0	273	273
Swap Agreements	0	21	0	0	0	21

	$0	$21	$0	$(1,294)	$254	$(1,019)

	$0	$36	$0	$(1,294)	$(3,298)	$(4,556)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(29)	$(29)
Futures	0	0	0	0	1,336	1,336
Swap Agreements	0	43	0	0	3,736	3,779

	$0	$43	$0	$0	$5,043	$5,086

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$729	$0	$729
Purchased Options	0	0	0	0	27	27
Written Options	0	0	0	0	18	18
Swap Agreements	0	70	0	0	0	70

	$0	$70	$0	$729	$45	$844

	$0	$113	$0	$729	$5,088	$5,930

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Loan Participations and Assignments	$0	$1,052	$0	$1,052
Corporate Bonds & Notes
Banking & Finance	0	57,868	0	57,868
Industrials	0	17,468	0	17,468
Utilities	0	8,788	0	8,788
U.S. Government Agencies	0	110,304	0	110,304
U.S. Treasury Obligations	0	22,520	0	22,520
Non-Agency Mortgage-Backed Securities	0	39,738	148	39,886
Asset-Backed Securities	0	23,994	81	24,075
Sovereign Issues	0	6,623	0	6,623
Preferred Securities
Banking & Finance	0	304	0	304
Short-Term Instruments
U.S. Treasury Bills	0	51	0	51

Total Investments	$0	$288,710	$229	$288,939

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(1,646)	$0	$(1,646)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	2	190	0	192
Over the counter	0	537	0	537

	$2	$727	$0	$729

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(241)	0	(241)
Over the counter	0	(412)	0	(412)

	$0	$(653)	$0	$(653)

Total Financial Derivative Instruments	$2	$74	$0	$76

Totals	$2	$287,138	$229	$287,369

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	83

Schedule of Investments	PIMCO High Yield Spectrum Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.6%

LOAN PARTICIPATIONS AND ASSIGNMENTS 2.9%

AI Silk Midco Ltd.
TBD% due 02/24/2031	EUR	1,000	$1,050

American Airlines, Inc.
10.329% (TSFR03M + 4.750%) due 04/20/2028 ~		$340	354

Amsurg
10.123% (TSFR03M + 4.750%) due 11/03/2028 «~		102	102
14.248% due 07/20/2026 «~		393	393

Cohesity
TBD% due 03/08/2031 «µ		198	198
TBD% due 03/08/2031 «		1,875	1,875

Cotiviti, Inc.
TBD% due 02/21/2031		1,600	1,598

Curo Group Holdings Corp. (6.000% Cash and 12.000% PIK)
18.000% due 08/02/2027 (b)		13	11

Diamond Sports Group LLC
TBD% due 05/25/2026		99	95

Lifepoint Health, Inc.
11.087% due 11/16/2028		300	301

Softbank Vision Fund
6.000% due 12/23/2025 «		917	876

TransDigm, Inc.
TBD% due 08/24/2028		400	402

Triton Water Holdings, Inc.
9.312% (TSFR03M + 4.000%) due 03/31/2028 ~		500	495

Verisure Holding AB
TBD% due 03/27/2028	EUR	1,600	1,722

Vistra Zero Operating Co. LLC
TBD% due 03/20/2031		$450	450

Wesco Aircraft Holdings, Inc.
TBD% due 05/01/2024		161	173

Total Loan Participations and Assignments (Cost $10,067)			10,095

CORPORATE BONDS & NOTES 83.3%

BANKING & FINANCE 12.0%

Acrisure LLC
8.250% due 02/01/2029		400	402

Agps Bondco PLC
4.625% due 01/14/2026	EUR	600	253
5.500% due 11/13/2026		300	126

Alliant Holdings Intermediate LLC
7.000% due 01/15/2031		$1,200	1,213

Allied Universal Holdco LLC
4.625% due 06/01/2028		400	366
6.000% due 06/01/2029		100	86

Ally Financial, Inc.
8.000% due 11/01/2031		100	111

AmWINS Group, Inc.
6.375% due 02/15/2029		700	704

Armor Holdco, Inc.
8.500% due 11/15/2029		600	567

Banca Monte dei Paschi di Siena SpA
7.708% due 01/18/2028 •	EUR	750	849
8.000% due 01/22/2030 •		450	492
10.500% due 07/23/2029		200	255

Barclays PLC
8.000% due 03/15/2029 •(g)(h)		$700	700

BOOST NEWCO BORROWER LLC
7.500% due 01/15/2031		900	943

Brandywine Operating Partnership LP
8.050% due 03/15/2028		300	305

Brookfield Property REIT, Inc.
5.750% due 05/15/2026		400	393

Burford Capital Global Finance LLC
6.875% due 04/15/2030		900	885

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
9.250% due 07/01/2031		$100	$106

Cantor Fitzgerald LP
7.200% due 12/12/2028		300	311

Castellum AB
3.125% due 12/02/2026 •(g)	EUR	1,100	1,049

Credit Acceptance Corp.
9.250% due 12/15/2028		$400	431

CTR Partnership LP
3.875% due 06/30/2028		200	185

Encore Capital Group, Inc.
9.250% due 04/01/2029		500	513

Fortress Transportation & Infrastructure Investors LLC
5.500% due 05/01/2028		1,350	1,309

Freedom Mortgage Corp.
6.625% due 01/15/2027		600	583
12.000% due 10/01/2028		300	327

Getty Images, Inc.
9.750% due 03/01/2027		500	501

GGAM Finance Ltd.
8.000% due 02/15/2027		300	310

Greystar Real Estate Partners LLC
7.750% due 09/01/2030		300	311

HAT Holdings LLC
3.750% due 09/15/2030		400	336
8.000% due 06/15/2027		575	600

Howard Hughes Corp.
4.125% due 02/01/2029		500	450
5.375% due 08/01/2028		225	216

Hudson Pacific Properties LP
3.950% due 11/01/2027		700	621

Icahn Enterprises LP
5.250% due 05/15/2027		300	271

Intesa Sanpaolo SpA
4.198% due 06/01/2032 •		900	753
7.700% due 09/17/2025 •(g)(h)		400	399

Jefferies Finance LLC
5.000% due 08/15/2028		600	552

Ladder Capital Finance Holdings LLLP
4.750% due 06/15/2029		600	546

LeasePlan Corp. NV
7.375% due 05/29/2024 •(g)(h)	EUR	600	649

LFS Topco LLC
5.875% due 10/15/2026		$900	841

Liberty Mutual Group, Inc.
4.300% due 02/01/2061		200	128

Lloyds Banking Group PLC
7.500% due 06/27/2024 •(g)(h)		1,500	1,492

Macquarie Airfinance Holdings Ltd.
6.400% due 03/26/2029		400	407

Midcap Financial Issuer Trust
5.625% due 01/15/2030		500	432
6.500% due 05/01/2028		450	416

Nationstar Mortgage Holdings, Inc.
5.125% due 12/15/2030		500	454
7.125% due 02/01/2032		300	298

Navient Corp.
9.375% due 07/25/2030		300	321

Newmark Group, Inc.
7.500% due 01/12/2029		500	515

Nexi SpA
2.125% due 04/30/2029 (k)	EUR	1,500	1,455

OneMain Finance Corp.
4.000% due 09/15/2030		$500	428
5.375% due 11/15/2029		750	706
6.875% due 03/15/2025		500	506
7.125% due 03/15/2026		500	509

Panther Escrow Issuer LLC
7.125% due 06/01/2031 (a)		1,300	1,323

Park Intermediate Holdings LLC
4.875% due 05/15/2029		500	465

Paysafe Finance PLC
3.000% due 06/15/2029	EUR	400	395

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

PennyMac Financial Services, Inc.
5.375% due 10/15/2025		$1,000	$989
5.750% due 09/15/2031		300	279
7.875% due 12/15/2029		600	617

PRA Group, Inc.
5.000% due 10/01/2029		1,000	844

RHP Hotel Properties LP
4.500% due 02/15/2029		1,000	935

RLJ Lodging Trust LP
4.000% due 09/15/2029		600	529

Rocket Mortgage LLC
4.000% due 10/15/2033		1,000	848

SBA Communications Corp.
3.125% due 02/01/2029		600	530

SLM Corp.
3.125% due 11/02/2026		1,050	976

Starwood Property Trust, Inc.
7.250% due 04/01/2029		325	328

SUNRISE FINCO I BV
4.875% due 07/15/2031		400	357

UBS Group AG
9.250% due 11/13/2028 •(g)(h)		100	109

UniCredit SpA
5.459% due 06/30/2035 •		1,000	940

USI, Inc.
7.500% due 01/15/2032		600	602

ZF Finance GmbH
2.750% due 05/25/2027	EUR	1,400	1,441

			41,394

INDUSTRIALS 65.9%

AAR Escrow Issuer LLC
6.750% due 03/15/2029		$325	328

Adient Global Holdings Ltd.
3.500% due 08/15/2024	EUR	75	80
7.000% due 04/15/2028		$450	460

ADT Security Corp.
4.875% due 07/15/2032		400	362

Advantage Sales & Marketing, Inc.
6.500% due 11/15/2028		700	660

Ahead DB Holdings LLC
6.625% due 05/01/2028		750	680

Air Canada
3.875% due 08/15/2026		800	764

Albertsons Cos., Inc.
3.500% due 03/15/2029		500	449

Albion Financing SARL
6.125% due 10/15/2026		450	446

Alcoa Nederland Holding BV
7.125% due 03/15/2031		300	306

Allegiant Travel Co.
7.250% due 08/15/2027		1,000	996

Allison Transmission, Inc.
3.750% due 01/30/2031		200	175

Allwyn Entertainment Financing U.K. PLC
7.875% due 04/30/2029		500	515

Altice Financing SA
3.000% due 01/15/2028	EUR	500	444
5.750% due 08/15/2029		$750	602

Altice France Holding SA
6.000% due 02/15/2028		1,000	286
8.000% due 05/15/2027	EUR	500	180

Altice France SA
4.000% due 07/15/2029		350	266
5.125% due 01/15/2029		$500	343
5.125% due 07/15/2029		550	372
5.500% due 01/15/2028		800	569
8.125% due 02/01/2027		350	274

AMC Networks, Inc.
4.250% due 02/15/2029		260	184

Amer Sports Co.
6.750% due 02/16/2031		325	324

84	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Airlines, Inc.
5.500% due 04/20/2026		$1,275	$1,267
5.750% due 04/20/2029		800	787

American Builders & Contractors Supply Co., Inc.
4.000% due 01/15/2028		300	281

ams-OSRAM AG
10.500% due 03/30/2029	EUR	200	214
12.250% due 03/30/2029		$625	629

Apache Corp.
4.875% due 11/15/2027		1,000	974

Arches Buyer, Inc.
6.125% due 12/01/2028		300	252

ARD Finance SA (5.000% Cash or 5.750% PIK)
5.000% due 06/30/2027 (b)	EUR	300	95

Ardagh Packaging Finance PLC
2.125% due 08/15/2026		1,800	1,678

Ascent Resources Utica Holdings LLC
5.875% due 06/30/2029		$400	382

Ashland Services BV
2.000% due 01/30/2028	EUR	1,000	992

Aston Martin Capital Holdings Ltd.
10.000% due 03/31/2029		$600	611
10.375% due 03/31/2029	GBP	300	386

At Home Group, Inc.
4.875% due 07/15/2028		$200	96

AthenaHealth Group, Inc.
6.500% due 02/15/2030		400	366

Avantor Funding, Inc.
3.875% due 07/15/2028	EUR	500	526
3.875% due 11/01/2029		$500	451

Axalta Coating Systems LLC
3.375% due 02/15/2029		900	806

B&G Foods, Inc.
5.250% due 04/01/2025		105	105

B.C. Unlimited Liability Co.
3.875% due 01/15/2028		1,000	941
4.000% due 10/15/2030		2,200	1,962

Ball Corp.
2.875% due 08/15/2030		600	513

Bath & Body Works, Inc.
6.875% due 11/01/2035		350	358

Bausch & Lomb Escrow Corp.
8.375% due 10/01/2028		700	725

Bausch Health Cos., Inc.
5.000% due 01/30/2028		300	137
5.500% due 11/01/2025		1,000	945
11.000% due 09/30/2028		289	194
14.000% due 10/15/2030		57	33

Bayer AG
5.375% due 03/25/2082 •	EUR	600	603
7.000% due 09/25/2083 •		900	980

BC Ltd.
9.000% due 01/30/2028		$163	160

BCP Modular Services Finance PLC
6.750% due 11/30/2029	EUR	800	764

BCPE Empire Holdings, Inc.
7.625% due 05/01/2027		$1,025	1,002

Beacon Roofing Supply, Inc.
4.125% due 05/15/2029		400	363
4.500% due 11/15/2026		500	486

Bellis Acquisition Co. PLC
3.250% due 02/16/2026	GBP	1,250	1,494

Block, Inc.
3.500% due 06/01/2031		$500	436

Boels Topholding BV
6.250% due 02/15/2029	EUR	100	112

Boise Cascade Co.
4.875% due 07/01/2030		$850	789

BOOST NEWCO BORROWER LLC
8.500% due 01/15/2031	GBP	1,000	1,364

Boxer Parent Co., Inc.
6.500% due 10/02/2025	EUR	250	270

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Builders FirstSource, Inc.
5.000% due 03/01/2030		$500	$477
6.375% due 06/15/2032		500	508

CAB SELAS
3.375% due 02/01/2028	EUR	725	710

Cable One, Inc.
4.000% due 11/15/2030		$450	352

Cablevision Lightpath LLC
5.625% due 09/15/2028		750	627

Caesars Entertainment, Inc.
6.500% due 02/15/2032		1,300	1,312

Camelot Finance SA
4.500% due 11/01/2026		550	531

Cargo Aircraft Management, Inc.
4.750% due 02/01/2028		500	453

Carnival Corp.
4.000% due 08/01/2028		1,375	1,282
7.000% due 08/15/2029		500	522
7.625% due 03/01/2026	EUR	400	441
7.625% due 03/01/2026		$650	658

Carnival PLC
1.000% due 10/28/2029	EUR	1,000	850

Carvana Co. (12.000% PIK)
12.000% due 12/01/2028 (b)		$214	206

Carvana Co. (13.000% PIK)
13.000% due 06/01/2030 (b)		324	311

Carvana Co. (14.000% PIK)
14.000% due 06/01/2031 (b)		384	379

Catalent Pharma Solutions, Inc.
2.375% due 03/01/2028	EUR	475	488

CB High Ridge
8.875% due 03/15/2025 ^«(c)		$1,750	29

CCO Holdings LLC
4.500% due 08/15/2030		1,000	839
4.500% due 05/01/2032		1,500	1,206
4.500% due 06/01/2033		500	391
5.000% due 02/01/2028		300	279
5.125% due 05/01/2027		2,000	1,907

CD&R Smokey Buyer, Inc.
6.750% due 07/15/2025		250	248

Cellnex Finance Co. SA
3.875% due 07/07/2041		500	393

Cerba Healthcare SACA
3.500% due 05/31/2028	EUR	500	467

Cerved Group SpA
6.000% due 02/15/2029		500	505

Cheplapharm Arzneimittel GmbH
4.375% due 01/15/2028		900	943
7.500% due 05/15/2030		300	343

Chesapeake Energy Corp.
5.500% due 02/01/2026		$500	497
6.750% due 04/15/2029		600	607

Chobani LLC
7.625% due 07/01/2029		1,000	1,015

Chrome Holdco SAS
5.000% due 05/31/2029	EUR	200	155

Churchill Downs, Inc.
5.750% due 04/01/2030		$650	628
6.750% due 05/01/2031		300	302

Cinemark USA, Inc.
5.250% due 07/15/2028		200	190
5.875% due 03/15/2026		300	296

Cirsa Finance International SARL
4.500% due 03/15/2027	EUR	1,000	1,060
8.412% (EUR003M + 4.500%) due 07/31/2028 ~		300	331

Clarivate Science Holdings Corp.
3.875% due 07/01/2028		$500	463
4.875% due 07/01/2029		500	463

Clear Channel Outdoor Holdings, Inc.
7.750% due 04/15/2028		300	263

Cloud Software Group, Inc.
6.500% due 03/31/2029		650	617
9.000% due 09/30/2029		700	672

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Clydesdale Acquisition Holdings, Inc.
6.625% due 04/15/2029		$300	$300
8.750% due 04/15/2030		850	836

CNX Midstream Partners LP
4.750% due 04/15/2030		260	232

CommScope Technologies LLC
5.000% due 03/15/2027		375	146

CommScope, Inc.
7.125% due 07/01/2028		850	337

Community Health Systems, Inc.
4.750% due 02/15/2031		800	618
5.625% due 03/15/2027		400	369
6.875% due 04/01/2028		150	105
6.875% due 04/15/2029		450	337
8.000% due 03/15/2026		247	247

Comstock Resources, Inc.
6.750% due 03/01/2029		500	477

Consolidated Communications, Inc.
5.000% due 10/01/2028		225	188

Coty, Inc.
4.750% due 01/15/2029		325	308
5.000% due 04/15/2026		523	516

CQP Holdco LP
5.500% due 06/15/2031		700	662

CSC Holdings LLC
6.500% due 02/01/2029		1,100	933
7.500% due 04/01/2028		400	270

Ctec GmbH
5.250% due 02/15/2030	EUR	300	294

Deuce Finco PLC
5.500% due 06/15/2027	GBP	600	719

Directv Financing LLC
5.875% due 08/15/2027		$900	852

DISH DBS Corp.
5.125% due 06/01/2029		100	42
5.250% due 12/01/2026		1,400	1,105
5.875% due 11/15/2024		300	288
7.375% due 07/01/2028		200	96
7.750% due 07/01/2026		500	335

DISH Network Corp.
11.750% due 11/15/2027		725	741

DT Midstream, Inc.
4.125% due 06/15/2029		800	736
4.375% due 06/15/2031		500	453

Dufry One BV
2.000% due 02/15/2027	EUR	200	203
3.375% due 04/15/2028		1,500	1,560

Edgewell Personal Care Co.
4.125% due 04/01/2029		$400	367

Elanco Animal Health, Inc.
6.650% due 08/28/2028		600	610

ELO SACA
4.875% due 12/08/2028	EUR	600	632

Embecta Corp.
5.000% due 02/15/2030		$1,000	818

Energizer Gamma Acquisition BV
3.500% due 06/30/2029	EUR	650	626

EnLink Midstream LLC
5.625% due 01/15/2028		$800	793
6.500% due 09/01/2030		600	618

EnLink Midstream Partners LP
4.850% due 07/15/2026		500	491

Ephios Subco 3 SARL
7.875% due 01/31/2031	EUR	700	795

EQM Midstream Partners LP
4.000% due 08/01/2024		$1,000	993
4.750% due 01/15/2031		500	465
7.500% due 06/01/2030		300	321

Eramet SA
7.000% due 05/22/2028	EUR	300	326

ESAB Corp.
6.250% due 04/15/2029 (a)		$300	302

Fertitta Entertainment LLC
6.750% due 01/15/2030		750	674

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	85

Schedule of Investments	PIMCO High Yield Spectrum Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fiesta Purchaser, Inc.
7.875% due 03/01/2031		$500	$517

First Quantum Minerals Ltd.
9.375% due 03/01/2029		300	311

First Student Bidco, Inc.
4.000% due 07/31/2029		1,050	932

Foundation Building Materials, Inc.
6.000% due 03/01/2029		750	690

Frontier Communications Holdings LLC
5.875% due 10/15/2027		400	388
6.750% due 05/01/2029		300	268

Gap, Inc.
3.625% due 10/01/2029		500	438

Garda World Security Corp.
4.625% due 02/15/2027		750	719
6.000% due 06/01/2029		825	739

Global Medical Response, Inc.
6.500% due 10/01/2025		100	95

Global Partners LP
8.250% due 01/15/2032		350	363

GN Bondco LLC
9.500% due 10/15/2031		425	425

goeasy Ltd.
7.625% due 07/01/2029		300	301
9.250% due 12/01/2028		1,000	1,068

Graham Packaging Co., Inc.
7.125% due 08/15/2028		500	454

Graphic Packaging International LLC
3.750% due 02/01/2030		400	356

Grifols SA
2.250% due 11/15/2027	EUR	100	95
3.875% due 10/15/2028		700	599

Grupo Antolin-Irausa SA
3.375% due 04/30/2026		300	299

Hawaiian Brand Intellectual Property Ltd.
5.750% due 01/20/2026		$225	211

HealthEquity, Inc.
4.500% due 10/01/2029		800	739

Heartland Dental LLC
8.500% due 05/01/2026 (k)		450	447

Heathrow Finance PLC
3.875% due 03/01/2027 þ	GBP	500	594
4.125% due 09/01/2029 þ		200	232

Hess Midstream Operations LP
5.500% due 10/15/2030		$300	291

Hilton Domestic Operating Co., Inc.
3.625% due 02/15/2032		600	517
3.750% due 05/01/2029		400	367

Hilton Grand Vacations Borrower Escrow LLC
5.000% due 06/01/2029		625	583

Hologic, Inc.
3.250% due 02/15/2029		700	628

Howard Midstream Energy Partners LLC
6.750% due 01/15/2027		500	499
8.875% due 07/15/2028		550	581

Husky Injection Molding Systems Ltd.
9.000% due 02/15/2029		300	311

iHeartCommunications, Inc.
4.750% due 01/15/2028		200	141
6.375% due 05/01/2026		250	214

IHO Verwaltungs GmbH (4.750% Cash or 5.500% PIK)
4.750% due 09/15/2026 (b)		1,250	1,218

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (b)		500	503

Illuminate Buyer LLC
9.000% due 07/01/2028		400	395

IMA Industria Macchine Automatiche SpA
3.750% due 01/15/2028	EUR	300	307

Imola Merger Corp.
4.750% due 05/15/2029		$800	751

INEOS Finance PLC
6.375% due 04/15/2029	EUR	200	216
7.500% due 04/15/2029		$300	301

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

INEOS Quattro Finance 2 PLC
2.500% due 01/15/2026	EUR	375	$393
8.500% due 03/15/2029		375	427

INEOS Styrolution Group GmbH
2.250% due 01/16/2027		300	300

Installed Building Products, Inc.
5.750% due 02/01/2028		$800	782

Intelligent Packaging Ltd. Finco, Inc.
6.000% due 09/15/2028		1,050	998

Intelsat Jackson Holdings SA
6.500% due 03/15/2030		2,109	1,965

IQVIA, Inc.
2.250% due 01/15/2028	EUR	1,500	1,507

Italmatch Chemicals SpA
10.000% due 02/06/2028		500	572

Jazz Securities DAC
4.375% due 01/15/2029		$300	280

Kinetik Holdings LP
6.625% due 12/15/2028		500	509

Kodiak Gas Services LLC
7.250% due 02/15/2029		500	510

Kronos International, Inc.
3.750% due 09/15/2025	EUR	197	210
9.500% due 03/15/2029		1,192	1,376

LABL, Inc.
6.750% due 07/15/2026		$1,025	1,013
10.500% due 07/15/2027		300	298

Lamar Media Corp.
4.000% due 02/15/2030		400	364

Legacy LifePoint Health LLC
4.375% due 02/15/2027		400	381

Level 3 Financing, Inc.
3.750% due 07/15/2029		700	427
11.000% due 11/15/2029		141	147

LHMC Finco 2 SARL (7.250% Cash or 8.000% PIK)
7.250% due 10/02/2025 (b)	EUR	63	68

LifePoint Health, Inc.
5.375% due 01/15/2029		$200	165
11.000% due 10/15/2030		450	482

Live Nation Entertainment, Inc.
3.750% due 01/15/2028		1,250	1,160

Loarre Investments SARL
6.500% due 05/15/2029	EUR	1,600	1,738

Loxam SAS
4.500% due 02/15/2027		700	753

Madison IAQ LLC
5.875% due 06/30/2029		$200	183

MajorDrive Holdings LLC
6.375% due 06/01/2029		1,100	1,033

Manitowoc Co., Inc.
9.000% due 04/01/2026		450	451

Market Bidco Finco PLC
4.750% due 11/04/2027	EUR	500	509

Marks & Spencer PLC
3.750% due 05/19/2026	GBP	500	610

Marriott Ownership Resorts, Inc.
4.500% due 06/15/2029		$400	366

Masonite International Corp.
5.375% due 02/01/2028		650	651

Matador Resources Co.
6.500% due 04/15/2032 (a)		400	401

Mauser Packaging Solutions Holding Co.
7.875% due 08/15/2026		700	714
9.250% due 04/15/2027		400	397

McAfee Corp.
7.375% due 02/15/2030		700	643

Medline Borrower LP
3.875% due 04/01/2029		1,300	1,184
6.250% due 04/01/2029		400	402

Merlin Entertainments Group U.S. Holdings, Inc.
7.375% due 02/15/2031		400	403

MGM Resorts International
4.625% due 09/01/2026		500	489

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Midwest Gaming Borrower LLC
4.875% due 05/01/2029		$500	$463

Miter Brands Acquisition Holdco, Inc.
6.750% due 04/01/2032		300	301

MPH Acquisition Holdings LLC
5.750% due 11/01/2028 (k)		650	513

Mundys SpA
1.625% due 02/03/2025	EUR	500	527
1.875% due 07/13/2027		1,000	1,010
1.875% due 02/12/2028		200	199

Murphy Oil USA, Inc.
3.750% due 02/15/2031		$400	350

NCL Corp. Ltd.
5.875% due 03/15/2026		875	864
8.375% due 02/01/2028		500	529

NCR Atleos Corp.
9.500% due 04/01/2029		250	268

NCR Corp.
5.250% due 10/01/2030		200	181

Neptune Bidco U.S., Inc.
9.290% due 04/15/2029		500	473

Nesco Holdings, Inc.
5.500% due 04/15/2029		250	237

New Fortress Energy, Inc.
6.500% due 09/30/2026		700	674
8.750% due 03/15/2029		350	349

Newfold Digital Holdings Group, Inc.
6.000% due 02/15/2029		750	588
11.750% due 10/15/2028		300	325

NextEra Energy Operating Partners LP
7.250% due 01/15/2029		400	410

Nidda BondCo GmbH
5.000% due 09/30/2025	EUR	350	375

Nidda Healthcare Holding GmbH
7.500% due 08/21/2026		1,250	1,392

Noble Finance LLC
8.000% due 04/15/2030		$1,050	1,094

Nordstrom, Inc.
5.000% due 01/15/2044		300	233

Northriver Midstream Finance LP
5.625% due 02/15/2026		500	497

Novelis Corp.
3.250% due 11/15/2026		450	420

NuStar Logistics LP
5.750% due 10/01/2025		250	249
6.375% due 10/01/2030		500	504

Olympus Water U.S. Holding Corp.
4.250% due 10/01/2028		950	863
5.375% due 10/01/2029 (k)	EUR	500	478

Ontex Group NV
3.500% due 07/15/2026		850	902

Open Text Holdings, Inc.
4.125% due 12/01/2031		$550	483

Organon & Co.
2.875% due 04/30/2028	EUR	1,450	1,460
4.125% due 04/30/2028		$800	746

Outfront Media Capital LLC
7.375% due 02/15/2031		575	603

Pactiv Evergreen Group Issuer, Inc.
4.000% due 10/15/2027		875	817

Park River Holdings, Inc.
5.625% due 02/01/2029		100	85

Parkland Corp.
4.625% due 05/01/2030		500	461

PDC Energy, Inc.
5.750% due 05/15/2026		500	499

Performance Food Group, Inc.
4.250% due 08/01/2029		600	550

Permian Resources Operating LLC
5.375% due 01/15/2026		1,000	991
7.000% due 01/15/2032		300	311

Perrigo Finance Unlimited Co.
3.900% due 12/15/2024		237	233

86	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.900% due 12/15/2044		$400	$321

PetSmart, Inc.
7.750% due 02/15/2029		1,150	1,120

Phinia, Inc.
6.750% due 04/15/2029 (a)		325	329

Pinnacle Bidco PLC
8.250% due 10/11/2028	EUR	1,600	1,809

Post Holdings, Inc.
4.625% due 04/15/2030		$550	505

Presidio Holdings, Inc.
8.250% due 02/01/2028		750	749

Prime Healthcare Services, Inc.
7.250% due 11/01/2025		200	199

Prime Security Services Borrower LLC
6.250% due 01/15/2028		750	735

Q-Park Holding BV
2.000% due 03/01/2027	EUR	1,000	1,016

Radiate Holdco LLC
6.500% due 09/15/2028		$400	191

Raising Cane’s Restaurants LLC
9.375% due 05/01/2029		1,000	1,082

Rand Parent LLC
8.500% due 02/15/2030		300	298

Resorts World Las Vegas LLC
4.625% due 04/16/2029		300	274

Ritchie Bros Holdings, Inc.
7.750% due 03/15/2031		500	524

Rivian Holdings LLC
11.493% due 10/15/2026 •		1,000	1,011

Rockcliff Energy LLC
5.500% due 10/15/2029		750	703

Rockies Express Pipeline LLC
4.800% due 05/15/2030		700	648

Rolls-Royce PLC
0.875% due 05/09/2024	EUR	500	537
4.625% due 02/16/2026		450	491

Royal Caribbean Cruises Ltd.
4.250% due 07/01/2026		$500	483
5.375% due 07/15/2027		525	518
7.500% due 10/15/2027		750	791

Sabre Global, Inc.
11.250% due 12/15/2027		200	188

Scientific Games Holdings LP
6.625% due 03/01/2030		500	484

SCIH Salt Holdings, Inc.
4.875% due 05/01/2028		500	466

SCIL LLC
9.500% due 07/15/2028	EUR	300	354

Scripps Escrow, Inc.
3.875% due 01/15/2029		$275	219

Seadrill Finance Ltd.
8.375% due 08/01/2030		1,700	1,785

Seagate HDD Cayman
4.125% due 01/15/2031		253	224
5.750% due 12/01/2034		200	196
9.625% due 12/01/2032		358	408

Sealed Air Corp.
6.125% due 02/01/2028		300	301
7.250% due 02/15/2031		300	312

Sensata Technologies BV
4.000% due 04/15/2029		1,000	914

Sensata Technologies, Inc.
3.750% due 02/15/2031		400	346

Sigma Holdco BV
7.875% due 05/15/2026		200	192

Simmons Foods, Inc.
4.625% due 03/01/2029		550	487

Sirius XM Radio, Inc.
3.125% due 09/01/2026		925	867
3.875% due 09/01/2031		400	334

Sitio Royalties Operating Partnership LP
7.875% due 11/01/2028		500	518

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Southwestern Energy Co.
5.700% due 01/23/2025		$1,000	$996

Spectrum Brands, Inc.
4.000% due 10/01/2026	EUR	500	536

Spirit AeroSystems, Inc.
4.600% due 06/15/2028		$500	469
9.375% due 11/30/2029		400	437
9.750% due 11/15/2030		525	588

Spirit Loyalty Cayman Ltd.
8.000% due 09/20/2025		550	418

SRS Distribution, Inc.
4.625% due 07/01/2028		400	403
6.000% due 12/01/2029		550	562

Stagwell Global LLC
5.625% due 08/15/2029		800	727

Standard Industries, Inc.
2.250% due 11/21/2026	EUR	500	508
3.375% due 01/15/2031		$1,000	840
5.000% due 02/15/2027		1,000	971

Star Parent, Inc.
9.000% due 10/01/2030		450	477

Station Casinos LLC
4.625% due 12/01/2031		350	315
6.625% due 03/15/2032		900	910

Stena International SA
7.250% due 01/15/2031		300	300

Stonegate Pub Co Financing PLC
8.250% due 07/31/2025	GBP	400	490

Studio City Finance Ltd.
5.000% due 01/15/2029		$200	176

Suburban Propane Partners LP
5.000% due 06/01/2031		400	365

Summer BC Holdco B SARL
5.750% due 10/31/2026	EUR	250	265

Surgery Center Holdings, Inc.
7.250% due 04/15/2032 (a)		$600	605
10.000% due 04/15/2027		587	588

TEGNA, Inc.
5.000% due 09/15/2029		800	718

Tenet Healthcare Corp.
4.250% due 06/01/2029		1,050	977
6.875% due 11/15/2031		500	524

TK Elevator Holdco GmbH
6.625% due 07/15/2028	EUR	990	1,039

TK Elevator Midco GmbH
4.375% due 07/15/2027		541	563

Topaz Solar Farms LLC
5.750% due 09/30/2039		$294	294

TopBuild Corp.
3.625% due 03/15/2029		1,300	1,182

TransDigm, Inc.
6.750% due 08/15/2028		400	406
6.875% due 12/15/2030		475	485

Transocean Aquila Ltd.
8.000% due 09/30/2028		500	515

Transocean Titan Financing Ltd.
8.375% due 02/01/2028		500	522

Transocean, Inc.
8.750% due 02/15/2030		450	469

Travel & Leisure Co.
6.625% due 07/31/2026		1,000	1,009

TriNet Group, Inc.
7.125% due 08/15/2031		600	616

Triton Water Holdings, Inc.
6.250% due 04/01/2029		500	456

Triumph Group, Inc.
9.000% due 03/15/2028		450	475

Trivium Packaging Finance BV
8.500% due 08/15/2027		300	297

Twilio, Inc.
3.875% due 03/15/2031		300	262

U.S. Acute Care Solutions LLC
6.375% due 03/01/2026		125	120

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

U.S. Foods, Inc.
6.875% due 09/15/2028		$400	$410

U.S. Renal Care, Inc.
10.625% due 06/28/2028		210	184

Uber Technologies, Inc.
4.500% due 08/15/2029		375	357

UKG, Inc.
6.875% due 02/01/2031		1,300	1,325

United Airlines, Inc.
4.375% due 04/15/2026		800	774
4.625% due 04/15/2029		900	838

Univision Communications, Inc.
4.500% due 05/01/2029		500	447

USA Compression Partners LP
7.125% due 03/15/2029		350	355

Valaris Ltd.
8.375% due 04/30/2030		1,700	1,755

Vallourec SACA
8.500% due 06/30/2026	EUR	200	218

Venture Global Calcasieu Pass LLC
3.875% due 11/01/2033		$1,250	1,063
4.125% due 08/15/2031		250	222

Venture Global LNG, Inc.
8.125% due 06/01/2028		900	919
8.375% due 06/01/2031		1,800	1,857

Veritas U.S., Inc.
7.500% due 09/01/2025		300	275

Vertiv Group Corp.
4.125% due 11/15/2028		800	745

Viavi Solutions, Inc.
3.750% due 10/01/2029		50	43

Victoria’s Secret & Co.
4.625% due 07/15/2029		400	329

Viking Cruises Ltd.
5.875% due 09/15/2027		400	393

Viper Energy Partners LP
5.375% due 11/01/2027		350	343

Virgin Media Secured Finance PLC
4.250% due 01/15/2030	GBP	1,250	1,364

Virgin Media Vendor Financing Notes DAC
4.875% due 07/15/2028		500	568

Vital Energy, Inc.
7.875% due 04/15/2032		$300	305
9.750% due 10/15/2030		300	328

Vmed O2 U.K. Financing PLC
3.250% due 01/31/2031	EUR	1,000	956
4.500% due 07/15/2031	GBP	500	539

VOC Escrow Ltd.
5.000% due 02/15/2028		$600	578

VZ Secured Financing BV
3.500% due 01/15/2032	EUR	700	665

Walgreens Boots Alliance, Inc.
2.125% due 11/20/2026		600	617
3.600% due 11/20/2025	GBP	800	974

Wand NewCo 3, Inc.
7.625% due 01/30/2032		$1,000	1,035

Waste Pro USA, Inc.
5.500% due 02/15/2026		450	444

Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK)
10.500% due 11/15/2026 ^(b)(c)		658	599

Western Digital Corp.
3.100% due 02/01/2032		200	161

White Cap Buyer LLC
6.875% due 10/15/2028		450	442

White Cap Parent LLC (8.250% Cash or 9.000% PIK)
8.250% due 03/15/2026 (b)		750	750

WMG Acquisition Corp.
2.250% due 08/15/2031	EUR	1,950	1,830
3.750% due 12/01/2029		$1,000	897

Wp/ap Telecom Holdings BV
5.500% due 01/15/2030	EUR	200	200

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	87

Schedule of Investments	PIMCO High Yield Spectrum Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WR Grace Holdings LLC
5.625% due 08/15/2029		$200	$179

Wynn Las Vegas LLC
5.250% due 05/15/2027		1,000	980

Wynn Resorts Finance LLC
5.125% due 10/01/2029		500	474
7.125% due 02/15/2031		300	311

XPO, Inc.
7.125% due 02/01/2032		350	361

Yum! Brands, Inc.
5.375% due 04/01/2032		325	315
6.875% due 11/15/2037		350	387

Zayo Group Holdings, Inc.
4.000% due 03/01/2027		250	206

Zenith Finco PLC
6.500% due 06/30/2027	GBP	300	283

ZF Finance GmbH
3.750% due 09/21/2028	EUR	300	313

ZF North America Capital, Inc.
6.875% due 04/14/2028		$350	363

Ziggo BV
4.875% due 01/15/2030		300	270

ZipRecruiter, Inc.
5.000% due 01/15/2030		500	441

			227,608

UTILITIES 5.4%

Antero Midstream Partners LP
5.375% due 06/15/2029		700	674
6.625% due 02/01/2032		400	402

Blue Racer Midstream LLC
7.625% due 12/15/2025		400	403

Calpine Corp.
3.750% due 03/01/2031		400	351

Clearway Energy Operating LLC
3.750% due 02/15/2031		1,350	1,160

CrownRock LP
5.000% due 05/01/2029		500	494

Cullinan Holdco Scsp
4.625% due 10/15/2026	EUR	500	486

Electricite de France SA
5.000% due 01/22/2026 •(g)		1,700	1,820
7.500% due 09/06/2028 •(g)		600	703
9.125% due 03/15/2033 •(g)		$500	552

Endeavor Energy Resources LP
5.750% due 01/30/2028		500	504

EP Infrastructure AS
1.698% due 07/30/2026	EUR	500	497
2.045% due 10/09/2028		600	564

FirstEnergy Corp.
5.100% due 07/15/2047		$500	439

Genesis Energy LP
7.750% due 02/01/2028		400	402
8.250% due 01/15/2029		200	206
8.875% due 04/15/2030		50	52

Kaixo Bondco Telecom SA
5.125% due 09/30/2029	EUR	500	524

Lorca Telecom Bondco SA
4.000% due 09/18/2027		1,000	1,049

Lumen Technologies, Inc.
4.125% due 04/15/2029		$128	81
4.125% due 04/15/2030		128	80

NGL Energy Operating LLC
8.125% due 02/15/2029		700	717

Tallgrass Energy Partners LP
6.000% due 12/31/2030		500	475
7.375% due 02/15/2029		600	604

Telecom Italia Capital SA
6.375% due 11/15/2033		1,500	1,420

Telecom Italia SpA
6.875% due 02/15/2028	EUR	800	915
7.875% due 07/31/2028		800	950

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Telefonica Europe BV
6.135% due 02/03/2030 •(g)	EUR	400	$448

TerraForm Power Operating LLC
5.000% due 01/31/2028		$300	286

TransAlta Corp.
6.500% due 03/15/2040		100	100

Vodafone Group PLC
5.125% due 06/04/2081 •		500	378
7.000% due 04/04/2079 •		950	981

			18,717

Total Corporate Bonds & Notes (Cost $296,348)			287,719

CONVERTIBLE BONDS & NOTES 0.2%

INDUSTRIALS 0.2%

ams-OSRAM AG
2.125% due 11/03/2027	EUR	900	706

Total Convertible Bonds & Notes (Cost $778)			706

U.S. TREASURY OBLIGATIONS 6.7%

U.S. Treasury Notes
1.750% due 03/15/2025 (m)		$6,600	6,398
4.000% due 01/31/2029		1,500	1,485
4.250% due 02/28/2029		6,000	6,009
4.625% due 03/15/2026		5,500	5,496
4.625% due 11/15/2026		3,700	3,712

Total U.S. Treasury Obligations (Cost $23,231)			23,100

SOVEREIGN ISSUES 1.1%

Canada Government Bond
4.500% due 11/01/2025	CAD	4,400	3,258

Republic of Germany
1.300% due 10/15/2027	EUR	600	623

Total Sovereign Issues (Cost $3,804)			3,881

		SHARES
COMMON STOCKS 1.0%

COMMUNICATION SERVICES 0.1%

Clear Channel Outdoor Holdings, Inc. (d)		51,501	85

iHeartMedia, Inc. ‘A’ (d)		11,879	25

iHeartMedia, Inc. ‘B’ «(d)		9,227	17

			127

CONSUMER DISCRETIONARY 0.0%

Desarrolladora Homex SAB de CV (d)		294,527	1

FINANCIALS 0.2%

ADLER Group SA «(d)		4,692	1

Intelsat Emergence SA «(i)		28,420	779

			780

HEALTH CARE 0.7%

Amsurg Equity «(d)(i)		3,438	170

Healogics, Inc. «(d)		44,931	2,194

			2,364

INDUSTRIALS 0.0%

CHC Group LLC «(d)		3,887	0

Total Common Stocks (Cost $8,317)			3,272

	SHARES	MARKET VALUE (000S)
WARRANTS 0.0%

CONSUMER DISCRETIONARY 0.0%

Revlon Group Holdings LLC - Exp. 04/28/2028 «	3,087	$0

Total Warrants (Cost $200)		0

PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

Dresdner Funding Trust
8.151% due 06/30/2031	300,000	330

Total Preferred Securities (Cost $321)		330

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 4.3%

REPURCHASE AGREEMENTS (j) 0.1%
		460

U.S. TREASURY BILLS 4.2%
5.374% due 04/25/2024 - 07/23/2024 (e)(f)(m)	$14,800	14,649

Total Short-Term Instruments (Cost $15,108)		15,109

Total Investments in Securities (Cost $358,174)		344,212

	SHARES
INVESTMENTS IN AFFILIATES 1.6%

SHORT-TERM INSTRUMENTS 1.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.6%

PIMCO Short-Term Floating NAV Portfolio III	561,886	5,465

Total Short-Term Instruments (Cost $5,466)		5,465

Total Investments in Affiliates (Cost $5,466)		5,465

Total Investments 101.2% (Cost $363,640)		$349,677

Financial Derivative Instruments (l)(n) 0.2% (Cost or Premiums, net $1,692)		524

Other Assets and Liabilities, net (1.4)%		(4,730)

Net Assets 100.0%		$345,471

88	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2024

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

(i) RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Amsurg Equity	11/02/2023 - 11/06/2023	$144	$170	0.05%
Intelsat Emergence SA	09/11/2013 - 02/23/2024	2,215	779	0.23

		$2,359	$949	0.28%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	03/28/2024	04/01/2024	$460	U.S. Treasury Notes 5.000% due 09/30/2025	$(469)	$460	$460

Total Repurchase Agreements						$(469)	$460	$460

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	(1.000)%	03/22/2024	04/16/2024		$ (385)	$(385)
BRC	2.250	09/22/2023	TBD	(3)	EUR (254)	(277)
	2.250	01/11/2024	TBD	(3)	(174)	(189)
MYI	(0.100)	01/30/2024	04/05/2024		$ (456)	(456)
	2.100	03/26/2024	04/05/2024		EUR (181)	(195)
	2.500	05/10/2023	04/05/2024		(370)	(408)

Total Reverse Repurchase Agreements						$(1,910)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	89

Schedule of Investments	PIMCO High Yield Spectrum Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(385)	$0	$(385)	$513	$128
BRC	0	(466)	0	(466)	485	19
FICC	460	0	0	460	(469)	(9)
MYI	0	(1,059)	0	(1,059)	1,118	59

Total Borrowings and Other Financing Transactions	$460	$(1,910)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(1,444)	$0	$(466)	$(1,910)

Total Borrowings	$0	$(1,444)	$0	$(466)	$(1,910)

Payable for reverse repurchase agreements					$(1,910)

(k)	Securities with an aggregate market value of $2,117 have been pledged as collateral under the terms of the above master agreements as of March 31, 2024.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(1,459) at a weighted average interest rate of 1.700%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(l) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Bombardier, Inc.	5.000%	Quarterly	12/20/2024	0.639%	$	300	$6	$4	$10	$0	$0
Bombardier, Inc.	5.000	Quarterly	12/20/2027	1.941		800	(6)	89	83	2	0
Calpine Corp.	5.000	Quarterly	06/20/2028	2.039		400	13	31	44	1	0
Calpine Corp.	5.000	Quarterly	12/20/2028	2.19		500	39	19	58	1	0
Cellnex Telecom SA	5.000	Quarterly	12/20/2030	1.429	EUR	1,900	303	137	440	6	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2027	1.046	$	500	50	18	68	0	0
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2028	1.179		550	45	35	80	0	0
Royal Caribbean Cruises Ltd.	5.000	Quarterly	06/20/2028	1.198		300	(7)	51	44	0	0

							$443	$384	$827	$10	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.HY-41 5-Year Index	5.000%	Quarterly	12/20/2028	$	25,938	$683	$1,270	$1,953	$7	$0
CDX.HY-42 5-Year Index	5.000	Quarterly	06/20/2029		8,000	566	24	590	2	(1)

						$1,249	$1,294	$2,543	$9	$(1)

Total Swap Agreements						$1,692	$1,678	$3,370	$19	$(1)

90	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2024

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(5)		Total	Market Value	Variation Margin Liability			Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$20	$20	$0	$0		$(1)	$(1)

(m)

Securities with an aggregate market value of $1,264 and cash of $3,629 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	Unsettled variation margin asset of $1 for closed swap agreements is outstanding at period end.

(n) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2024	EUR	1,939		$2,103	$12	$0
	04/2024	GBP	300		381	2	0
	04/2024		$234	EUR	215	0	(3)

BPS	04/2024	EUR	923		$1,000	4	0
	04/2024	GBP	7,012		8,901	51	0
	04/2024		$1,614	EUR	1,486	0	(11)
	05/2024		607		562	0	0

CBK	05/2024		335		309	0	(1)

DUB	04/2024	EUR	57,208		$62,180	461	0

MBC	04/2024		$3,230	CAD	4,381	5	0
	04/2024		761	EUR	698	0	(8)
	04/2024		9,718	GBP	7,694	0	(7)
	05/2024	CAD	4,379		$3,230	0	(5)
	05/2024	GBP	7,694		9,720	7	0

MYI	04/2024	CAD	4,397		3,238	0	(8)
	04/2024		$62,823	EUR	58,051	0	(194)
	05/2024	EUR	58,052		$62,900	198	0

RYL	04/2024		$197	EUR	181	0	(1)

SSB	04/2024	GBP	382		$485	3	0

Total Forward Foreign Currency Contracts						$743	$(238)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	91

Schedule of Investments	PIMCO High Yield Spectrum Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BOA	$14	$0	$0	$14	$(3)	$0	$0	$(3)	$11	$0	$11
BPS	55	0	0	55	(11)	0	0	(11)	44	0	44
CBK	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
DUB	461	0	0	461	0	0	0	0	461	(290)	171
MBC	12	0	0	12	(20)	0	0	(20)	(8)	0	(8)
MYI	198	0	0	198	(202)	0	0	(202)	(4)	0	(4)
RYL	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
SSB	3	0	0	3	0	0	0	0	3	0	3

Total Over the Counter	$743	$0	$0	$743	$(238)	$0	$0	$(238)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$20	$0	$0	$0	$20

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$743	$0	$743

	$0	$20	$0	$743	$0	$763

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$1	$0	$0	$0	$1

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$238	$0	$238

	$0	$1	$0	$238	$0	$239

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$2,007	$0	$0	$(3)	$2,004

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(384)	$0	$(384)

	$0	$2,007	$0	$(384)	$(3)	$1,620

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$1,361	$0	$0	$0	$1,361

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,655	$0	$1,655

	$0	$1,361	$0	$1,655	$0	$3,016

92	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2024

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Loan Participations and Assignments	$0	$6,478	$3,617	$10,095
Corporate Bonds & Notes
Banking & Finance	0	41,394	0	41,394
Industrials	0	227,579	29	227,608
Utilities	0	18,717	0	18,717
Convertible Bonds & Notes
Industrials	0	706	0	706
U.S. Treasury Obligations	0	23,100	0	23,100
Sovereign Issues	0	3,881	0	3,881
Common Stocks
Communication Services	110	0	17	127
Consumer Discretionary	1	0	0	1
Financials	0	0	780	780
Health Care	0	0	2,364	2,364
Preferred Securities
Banking & Finance	0	330	0	330
Short-Term Instruments
Repurchase Agreements	0	460	0	460
U.S. Treasury Bills	0	14,649	0	14,649

	$111	$337,294	$6,807	$344,212

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$5,465	$0	$0	$5,465

Total Investments	$5,576	$337,294	$6,807	$349,677

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	19	0	19
Over the counter	0	743	0	743

	$0	$762	$0	$762

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1)	0	(1)
Over the counter	0	(238)	0	(238)

	$0	$(239)	$0	$(239)

Total Financial Derivative Instruments	$0	$523	$0	$523

Totals	$5,576	$337,817	$6,807	$350,200

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2024:

Category and Subcategory	Beginning Balance at 03/31/2023	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2024	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2024(1)
Investments in Securities, at Value
Loan Participations and Assignments	$1,146	$2,718	$(300)	$2	$0	$51	$0	$0	$3,617	$34
Corporate Bonds & Notes
Banking & Finance	471	0	(461)	0	0	(10)	0	0	0	0
Industrials	29	0	(20)	0	20	0	0	0	29	0
Utilities	11	0	(11)	0	0	0	0	0	0	0
Common Stocks
Communication Services(2)	33	0	0	0	0	(16)	0	0	17	(16)
Financials	695	0	0	0	0	85	0	0	780	85
Health Care(3)	1,835	144	0	0	0	385	0	0	2,364	385
Rights
Financials	19	0	(27)	0	27	(19)	0	0	0	0
Warrants
Consumer Discretionary	0	200	0	0	0	(200)	0	0	0	0
Industrials(4)	21	0	(28)	0	28	(21)	0	0	0	0

Totals	$4,260	$3,062	$(847)	$2	$75	$255	$0	$0	$6,807	$488

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	93

Schedule of Investments	PIMCO High Yield Spectrum Fund	(Cont.)	March 31, 2024

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2024	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$495	Comparable Companies	EBITDA Multiple	X	14.000	—
	1,049	Discounted Cash Flow	Discount Rate		9.180-26.480	12.029
	2,073	Recent Transaction	Purchase Price		100.000	—
Corporate Bonds & Notes
Industrials	29	Expected Recovery	Price		1.630	—
Common Stocks
Communication Services	17	Reference Instrument	Stock Price w/Liquidity Discount		10.000	—
Financials	779	Comparable Companies	EBITDA Multiple	X	4.000	—
	1	Option Pricing Model	Volatility		60.870	—
Health Care	2,364	Comparable Companies	EBITDA Multiple	X	10.630-14.000	10.872

Total	$6,807

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2024 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Sector type updated from Consumer Discretionary to Communication Services since prior fiscal year end.
(3)	Sector type updated from Industrials to Health Care since prior fiscal year end.

94	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Long-Term Credit Bond Fund	March 31, 2024

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 128.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.1%

Altice France SA
9.442% (EUR003M + 5.500%) due 08/15/2028 ~	EUR	1,518	$1,282

American Airlines, Inc.
10.329% (TSFR03M + 4.750%) due 04/20/2028 ~		$383	398

Avolon TLB Borrower 1 U.S. LLC
7.329% (TSFR1M + 2.000%) due 06/22/2028 ~		2,728	2,732

Caesars Entertainment Corp.
8.040% (TSFR03M + 2.750%) due 02/06/2031 ~		1,000	1,002

Carnival Corp.
8.319% (TSFR1M + 3.000%) due 08/08/2027 ~		2,481	2,488

Catalent Pharma Solutions, Inc.
8.329% (TSFR1M + 3.000%) due 02/22/2028 ~		1,600	1,606

Chromalloy Corp.
TBD% due 03/27/2031		3,200	3,195

Delos Aircraft Designated Activity Co.
7.302% (TSFR03M + 2.000%) due 10/31/2027 ~		3,600	3,614

Diamond Sports Group LLC
TBD% due 05/25/2026		386	371

Forward Air Corp.
9.827% (TSFR1M + 4.500%) due 12/19/2030 ~		3,065	3,027

Ontario Gaming GTA LP
9.559% (TSFR03M + 4.250%) due 08/01/2030 ~		1,900	1,909

Red Rock Resorts
TBD% due 03/14/2031		1,600	1,600

Setanta Aircraft Leasing DAC
7.564% (TSFR03M + 2.000%) due 11/05/2028 ~		4,500	4,514

SkyMiles IP Ltd.
9.068% (TSFR03M + 3.750%) due 10/20/2027 ~		4,125	4,259

Vistra Zero Operating Co. LLC
TBD% due 03/20/2031		1,000	1,001

Wand NewCo 3, Inc.
9.080% (TSFR1M + 3.750%) due 01/30/2031 ~		1,600	1,606

Westmoreland Mining Holdings LLC
8.000% due 03/15/2029		1,231	800

Total Loan Participations and Assignments (Cost $35,834)			35,404

CORPORATE BONDS & NOTES 73.0%

BANKING & FINANCE 24.1%

Agree LP
4.800% due 10/01/2032		700	663

Aircastle Ltd.
5.950% due 02/15/2029		1,400	1,402

Alexandria Real Estate Equities, Inc.
3.000% due 05/18/2051		1,500	953
3.375% due 08/15/2031		2,200	1,963
3.550% due 03/15/2052		2,500	1,757
4.000% due 02/01/2050		800	616
4.850% due 04/15/2049		700	618

Alfa Bank AO Via Alfa Bond Issuance PLC
5.950% due 04/15/2030 ^«(d)(j)		1,200	72

Allstate Corp.
6.500% due 05/15/2067 •		1,400	1,426

Ally Financial, Inc.
6.992% due 06/13/2029 •		2,100	2,179
8.000% due 11/01/2031		2,250	2,509

American Financial Group, Inc.
4.500% due 06/15/2047		7,700	6,452

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Homes 4 Rent LP
3.375% due 07/15/2051		$2,000	$1,334
3.625% due 04/15/2032		3,700	3,255
4.250% due 02/15/2028		1,800	1,729
4.900% due 02/15/2029		300	295

American International Group, Inc.
4.750% due 04/01/2048		600	555

American Tower Corp.
1.875% due 10/15/2030		1,300	1,055
2.950% due 01/15/2051		8,300	5,359
3.100% due 06/15/2050		10,900	7,251
3.700% due 10/15/2049		10,000	7,442
5.550% due 07/15/2033		4,000	4,033
5.650% due 03/15/2033		2,300	2,337

Antares Holdings LP
3.750% due 07/15/2027		3,750	3,427
7.950% due 08/11/2028		1,600	1,664

Aon North America, Inc.
5.750% due 03/01/2054		3,100	3,181

Arch Capital Finance LLC
5.031% due 12/15/2046		500	460

Arch Capital Group Ltd.
3.635% due 06/30/2050		2,465	1,834

Ares Finance Co. LLC
3.250% due 06/15/2030		1,100	972
3.650% due 02/01/2052		1,900	1,342

Ares Management Corp.
6.375% due 11/10/2028		4,700	4,930

Assured Guaranty U.S. Holdings, Inc.
3.150% due 06/15/2031		1,950	1,717
3.600% due 09/15/2051		1,200	870

Athene Holding Ltd.
6.250% due 04/01/2054		1,200	1,219

AUGUSTAR LIFE INSURANCE
6.875% due 06/15/2042		500	465

Aviation Capital Group LLC
4.875% due 10/01/2025		4,500	4,419

Avolon Holdings Funding Ltd.
2.875% due 02/15/2025		2,000	1,947

AXIS Specialty Finance LLC
3.900% due 07/15/2029		4,000	3,803

Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026	EUR	2,120	2,175
2.625% due 04/28/2025		1,000	1,054

Banco Bilbao Vizcaya Argentaria SA
5.381% due 03/13/2029		$3,400	3,432
7.883% due 11/15/2034 •		1,800	1,971

Banco Inbursa SA Institucion De Banca Multiple Grupo Financiero Inbursa
4.375% due 04/11/2027		200	193

Bank of America Corp.
2.572% due 10/20/2032 •		6,000	4,980
2.676% due 06/19/2041 •		19,400	13,812
2.972% due 07/21/2052 •		800	539
3.311% due 04/22/2042 •		12,200	9,404
3.824% due 01/20/2028 •		1,000	963
3.946% due 01/23/2049 •		265	217
4.443% due 01/20/2048 •		100	88
5.202% due 04/25/2029 •		6,600	6,608
5.468% due 01/23/2035 •		6,800	6,847
5.872% due 09/15/2034 •		6,300	6,537

Bank of America NA
6.000% due 10/15/2036		1,200	1,274

Barclays PLC
5.746% due 08/09/2033 •		4,200	4,220
6.036% due 03/12/2055 •		200	208
6.224% due 05/09/2034 •		4,400	4,541

Berkshire Hathaway Finance Corp.
4.250% due 01/15/2049		70	63

BGC Group, Inc.
4.375% due 12/15/2025		600	584
8.000% due 05/25/2028		2,100	2,233

Blackstone Holdings Finance Co. LLC
2.800% due 09/30/2050		350	216
3.200% due 01/30/2052		10,000	6,846
3.500% due 09/10/2049		2,500	1,801

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Blackstone Private Credit Fund
4.700% due 03/24/2025		$3,700	$3,654

Blackstone Secured Lending Fund
2.850% due 09/30/2028		3,000	2,647

Blue Owl Capital Corp.
2.875% due 06/11/2028		200	177

Blue Owl Finance LLC
4.375% due 02/15/2032		3,700	3,262

BNP Paribas SA
3.132% due 01/20/2033 •		3,200	2,725
5.738% due 02/20/2035 •		4,100	4,130
8.500% due 08/14/2028 •(i)(j)		4,200	4,401

BPCE SA
5.716% due 01/18/2030 •		1,600	1,608
7.003% due 10/19/2034 •		3,000	3,268

Brighthouse Financial, Inc.
3.850% due 12/22/2051		2,800	1,842

Brixmor Operating Partnership LP
4.125% due 05/15/2029		1,200	1,132

Brookfield Capital Finance LLC
6.087% due 06/14/2033		1,200	1,258

Brookfield Finance LLC
3.450% due 04/15/2050		2,000	1,404

Brookfield Finance, Inc.
3.500% due 03/30/2051		8,700	6,281
3.625% due 02/15/2052		1,900	1,388
5.968% due 03/04/2054		4,575	4,736

Brookfield Property REIT, Inc.
5.750% due 05/15/2026		700	688

CaixaBank SA
3.625% due 09/14/2028 •(i)(j)	EUR	1,400	1,242

Cantor Fitzgerald LP
7.200% due 12/12/2028		$4,400	4,555

Capital One Financial Corp.
6.377% due 06/08/2034 •		3,400	3,533

Carlyle Finance LLC
5.650% due 09/15/2048		3,100	3,008

Carlyle Holdings Finance LLC
5.625% due 03/30/2043		1,100	1,073

CBRE Services, Inc.
5.950% due 08/15/2034		3,100	3,183

CI Financial Corp.
4.100% due 06/15/2051		1,200	751

Citigroup, Inc.
3.057% due 01/25/2033 •		2,500	2,126
5.827% due 02/13/2035 •		5,200	5,150

Commonwealth Bank of Australia
3.784% due 03/14/2032 (j)		1,800	1,593

Constellation Insurance, Inc.
6.800% due 01/24/2030		3,000	2,934

Cooperatieve Rabobank UA
3.758% due 04/06/2033 •		1,000	893

Corporate Office Properties LP
2.900% due 12/01/2033		1,100	863

Credit Acceptance Corp.
9.250% due 12/15/2028		1,500	1,615

Credit Agricole SA
6.316% due 10/03/2029 •		2,700	2,801

Credit Suisse AG
7.500% due 02/15/2028		2,050	2,211

Credit Suisse AG AT1 Claim		9,666	1,111

Crown Castle, Inc.
2.100% due 04/01/2031		5,800	4,697
2.500% due 07/15/2031		1,500	1,242
2.900% due 04/01/2041		2,300	1,628
3.250% due 01/15/2051		900	617
4.300% due 02/15/2029		605	580
4.750% due 05/15/2047		2,650	2,284

Danske Bank AS
5.427% due 03/01/2028 •		3,200	3,208

Deutsche Bank AG
3.547% due 09/18/2031 •		3,200	2,820
3.729% due 01/14/2032 •		2,900	2,445
3.742% due 01/07/2033 •		1,000	827

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	95

Schedule of Investments	PIMCO Long-Term Credit Bond Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

DOC DR LLC
3.950% due 01/15/2028		$1,900	$1,816

Doctors Co. An Interinsurance Exchange
4.500% due 01/18/2032		4,600	3,617

EPR Properties
3.750% due 08/15/2029		2,450	2,166
4.500% due 06/01/2027		1,167	1,111

Equinix, Inc.
3.000% due 07/15/2050		3,200	2,097
3.400% due 02/15/2052		2,500	1,751

Equitable Holdings, Inc.
4.350% due 04/20/2028		200	194
5.594% due 01/11/2033		5,000	5,058

Erste Group Bank AG
4.250% due 10/15/2027 •(i)(j)	EUR	1,200	1,168

Essex Portfolio LP
5.500% due 04/01/2034		$1,200	1,202

Everest Reinsurance Holdings, Inc.
3.500% due 10/15/2050		2,000	1,404

Extra Space Storage LP
4.000% due 06/15/2029		1,600	1,510
5.400% due 02/01/2034		1,800	1,793

Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028		2,500	2,470
6.000% due 12/07/2033		2,700	2,756
6.350% due 03/22/2054		1,000	1,021

Farmers Insurance Exchange
4.747% due 11/01/2057 •		7,000	5,197

Fidelity National Financial, Inc.
3.200% due 09/17/2051		8,100	5,175

FMR LLC
6.450% due 11/15/2039		4,500	4,859

Fortress Transportation & Infrastructure Investors LLC
7.875% due 12/01/2030		1,200	1,261

Franklin Resources, Inc.
2.950% due 08/12/2051		900	567

Freedom Mortgage Corp.
12.000% due 10/01/2028		1,500	1,637

Freedom Mortgage Holdings LLC
9.250% due 02/01/2029		600	615

FS KKR Capital Corp.
3.125% due 10/12/2028		2,700	2,360
7.875% due 01/15/2029		1,000	1,046

GA Global Funding Trust
5.500% due 01/08/2029		3,700	3,717

GAIF Bond Issuer Pty. Ltd.
3.400% due 09/30/2026		5,000	4,771

GGAM Finance Ltd.
8.000% due 02/15/2027		1,400	1,446

GLP Capital LP
4.000% due 01/15/2030		5,000	4,568
5.300% due 01/15/2029		3,600	3,543

Goldman Sachs Group, Inc.
2.615% due 04/22/2032 •		8,700	7,304
4.017% due 10/31/2038 •		5,100	4,394

Goodman U.S. Finance Five LLC
4.625% due 05/04/2032		2,000	1,837

Goodman U.S. Finance Four LLC
4.500% due 10/15/2037		3,600	3,078

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		3,700	3,437

High Street Funding Trust
4.682% due 02/15/2048		1,500	1,250

Highwoods Realty LP
3.050% due 02/15/2030		2,600	2,196

Host Hotels & Resorts LP
4.500% due 02/01/2026		1,900	1,862

HSBC Holdings PLC
2.848% due 06/04/2031 •		5,200	4,488
4.041% due 03/13/2028 •		2,100	2,025
5.719% due 03/04/2035 •		4,300	4,354
5.875% due 09/28/2026 •(i)(j)	GBP	5,178	6,290
6.332% due 03/09/2044 •		$6,200	6,654

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hudson Pacific Properties LP
3.250% due 01/15/2030		$300	$231
4.650% due 04/01/2029		900	768
5.950% due 02/15/2028		1,200	1,110

ING Groep NV
5.550% due 03/19/2035 •		5,000	4,964

Intercontinental Exchange, Inc.
4.250% due 09/21/2048		185	158

Intesa Sanpaolo SpA
4.950% due 06/01/2042 •		1,750	1,306
7.750% due 01/11/2027 •(i)(j)	EUR	4,610	5,167

Invesco Finance PLC
5.375% due 11/30/2043		$55	54

Invitation Homes Operating Partnership LP
2.000% due 08/15/2031		4,000	3,180

JAB Holdings BV
2.200% due 11/23/2030		585	470
3.750% due 05/28/2051		750	491
4.500% due 04/08/2052		2,100	1,584

Jefferies Financial Group, Inc.
6.500% due 01/20/2043		2,100	2,205

JPMorgan Chase & Co.
3.109% due 04/22/2051 •		6,300	4,381
3.328% due 04/22/2052 •		18,400	13,356
3.964% due 11/15/2048 •		110	90
5.012% due 01/23/2030 •		7,300	7,273
5.350% due 06/01/2034 •		5,700	5,724
6.254% due 10/23/2034 •		2,200	2,351
8.750% due 09/01/2030		275	328

JPMorgan Chase Bank NA
5.110% due 12/08/2026		1,000	1,003

Kaisa Group Holdings Ltd.
9.375% due 06/30/2024 ^(d)		6,400	184

Kilroy Realty LP
2.500% due 11/15/2032		3,400	2,563
2.650% due 11/15/2033		1,000	742
6.250% due 01/15/2036		1,600	1,564

KKR Group Finance Co. LLC
3.500% due 08/25/2050		1,400	985
4.850% due 05/17/2032		7,500	7,252

Lazard Group LLC
4.375% due 03/11/2029		209	201
6.000% due 03/15/2031		900	909

Legg Mason, Inc.
5.625% due 01/15/2044		1,400	1,402

Liberty Mutual Group, Inc.
3.951% due 10/15/2050		900	678

Lincoln National Corp.
4.350% due 03/01/2048		3,000	2,374

Lloyds Bank PLC
0.000% due 04/02/2032 þ		4,600	2,994

Lloyds Banking Group PLC
5.679% due 01/05/2035 •(m)		4,100	4,127
7.875% due 06/27/2029 •(i)(j)	GBP	200	251

Loews Corp.
4.125% due 05/15/2043		$40	34

Manulife Financial Corp.
5.375% due 03/04/2046		7,300	7,191

Marsh & McLennan Cos., Inc.
2.900% due 12/15/2051		1,300	838
4.350% due 01/30/2047		200	172

Massachusetts Mutual Life Insurance Co.
5.077% due 02/15/2069 •		2,500	2,242
5.672% due 12/01/2052		2,000	2,000

MetLife, Inc.
5.000% due 07/15/2052		500	471

Mitsubishi UFJ Financial Group, Inc.
4.153% due 03/07/2039		2,200	1,998
5.133% due 07/20/2033 •		5,200	5,213
5.441% due 02/22/2034 •		4,000	4,079

Mizuho Financial Group, Inc.
2.201% due 07/10/2031 •		3,200	2,679
2.869% due 09/13/2030 •		2,500	2,226
5.669% due 09/13/2033 •		700	716
5.754% due 05/27/2034 •		700	718

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley
0.000% due 04/02/2032 þ(k)		$11,300	$7,097
2.943% due 01/21/2033 •		4,800	4,081
4.889% due 07/20/2033 •		800	776
5.948% due 01/19/2038 •		1,100	1,103

Mutual of Omaha Cos. Global Funding
5.450% due 12/12/2028		1,500	1,531

Nasdaq, Inc.
2.500% due 12/21/2040		2,000	1,359
6.100% due 06/28/2063		800	854

Nationwide Building Society
3.960% due 07/18/2030 •		1,800	1,667

Nationwide Mutual Insurance Co.
9.375% due 08/15/2039		2,500	3,254

NatWest Group PLC
4.445% due 05/08/2030 •		4,100	3,908
4.600% due 06/28/2031 •(i)(j)		5,200	4,057
4.892% due 05/18/2029 •		5,200	5,092
5.076% due 01/27/2030 •		4,100	4,030
5.125% due 05/12/2027 •(i)(j)	GBP	2,500	2,917

Neuberger Berman Group LLC
4.500% due 03/15/2027		$400	388
4.875% due 04/15/2045		2,700	2,193

Newmark Group, Inc.
7.500% due 01/12/2029		3,000	3,088

Nippon Life Insurance Co.
6.250% due 09/13/2053 •		4,500	4,708

Nissan Motor Acceptance Co. LLC
2.000% due 03/09/2026		3,900	3,613

Nomura Holdings, Inc.
2.172% due 07/14/2028		1,300	1,145
2.679% due 07/16/2030		6,200	5,317
2.999% due 01/22/2032		200	169
5.605% due 07/06/2029		6,500	6,584
6.181% due 01/18/2033		1,100	1,167

Nordea Bank Abp
3.750% due 03/01/2029 •(i)(j)		1,400	1,157

Omega Healthcare Investors, Inc.
4.750% due 01/15/2028		4,100	3,961

OneMain Finance Corp.
7.875% due 03/15/2030		2,500	2,581

Pacific Life Insurance Co.
9.250% due 06/15/2039		8,800	11,710

Pacific LifeCorp
3.350% due 09/15/2050		700	492

Park Intermediate Holdings LLC
4.875% due 05/15/2029		1,150	1,070

Penn Mutual Life Insurance Co.
7.625% due 06/15/2040		1,000	1,135

Pine Street Trust
5.568% due 02/15/2049		3,800	3,538

Progressive Corp.
4.125% due 04/15/2047		500	423

Prologis LP
3.000% due 04/15/2050		2,223	1,530

Protective Life Global Funding
5.467% due 12/08/2028		1,500	1,528

Raymond James Financial, Inc.
4.950% due 07/15/2046		25	23

Rayonier LP
2.750% due 05/17/2031		1,200	991

Realty Income Corp.
3.200% due 02/15/2031		4,300	3,816
3.400% due 01/15/2028		2,000	1,888
3.950% due 08/15/2027		1,100	1,067
4.450% due 09/15/2026		1,300	1,273

Regency Centers LP
4.400% due 02/01/2047		1,100	904
4.650% due 03/15/2049		500	432

Rexford Industrial Realty LP
2.125% due 12/01/2030		1,800	1,474
2.150% due 09/01/2031		1,500	1,204

RGA Global Funding
5.500% due 01/11/2031		2,900	2,910

96	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Santander U.K. Group Holdings PLC
2.896% due 03/15/2032 •		$1,700	$1,447
6.750% due 06/24/2024 •(i)(j)	GBP	700	883

SBA Tower Trust
2.328% due 07/15/2052		$200	176

Selective Insurance Group, Inc.
5.375% due 03/01/2049		1,700	1,627

SMBC Aviation Capital Finance DAC
2.300% due 06/15/2028		1,900	1,682

Societe Generale SA
6.221% due 06/15/2033 •		4,600	4,614

Standard Chartered PLC
3.265% due 02/18/2036 •		1,300	1,093
3.603% due 01/12/2033 •		3,600	3,049
6.301% due 01/09/2029 •		1,500	1,543

Stellantis Finance U.S., Inc.
2.691% due 09/15/2031		3,100	2,609

Stifel Financial Corp.
4.000% due 05/15/2030		1,100	1,006

STORE Capital Corp.
2.750% due 11/18/2030		1,400	1,128

Sumitomo Mitsui Financial Group, Inc.
2.222% due 09/17/2031		900	737
5.776% due 07/13/2033		2,600	2,710
5.808% due 09/14/2033 (m)		6,200	6,505

Sunac China Holdings Ltd. (5.000% Cash or 6.000% PIK)
5.000% due 09/30/2026 (c)		152	17

Sunac China Holdings Ltd. (5.250% Cash or 6.250% PIK)
5.250% due 09/30/2027 (c)		152	16

Sunac China Holdings Ltd. (5.500% Cash or 6.500% PIK)
5.500% due 09/30/2027 (c)		303	27

Sunac China Holdings Ltd. (5.750% Cash or 6.750% PIK)
5.750% due 09/30/2028 (c)		455	34

Sunac China Holdings Ltd. (6.000% Cash or 7.000% PIK)
6.000% due 09/30/2029 (c)		455	32

Sunac China Holdings Ltd. (6.250% Cash or 7.250% PIK)
6.250% due 09/30/2030 (c)		214	15

SVB Financial Group
4.570% due 04/29/2033 ^(d)		3,200	2,030

Synchrony Financial
2.875% due 10/28/2031		3,800	3,035

Teachers Insurance & Annuity Association of America
4.270% due 05/15/2047		400	332
6.850% due 12/16/2039		371	422

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	712	890
5.661% due 10/13/2041		47	60
5.744% due 04/13/2040		90	116

Travelers Cos., Inc.
4.050% due 03/07/2048		$1,000	846

Trust Fibra Uno
6.390% due 01/15/2050		900	731
6.950% due 01/30/2044		5,300	4,664
7.375% due 02/13/2034		1,000	999

UBS Group AG
3.179% due 02/11/2043 •		1,400	1,025
3.750% due 03/26/2025		500	491
4.194% due 04/01/2031 •		600	557
4.375% due 02/10/2031 •(i)(j)		3,900	3,217
4.875% due 02/12/2027 •(i)(j)		6,400	5,893
5.959% due 01/12/2034 •		7,200	7,390
6.442% due 08/11/2028 •		10,650	10,969
6.537% due 08/12/2033 •		8,700	9,178
9.250% due 11/13/2033 •(i)(j)		2,000	2,262

UDR, Inc.
4.400% due 01/26/2029		700	676

UniCredit SpA
5.459% due 06/30/2035 •		1,294	1,216
7.296% due 04/02/2034 •		1,400	1,440

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Unum Group
4.500% due 12/15/2049		$3,100	$2,511

VICI Properties LP
3.875% due 02/15/2029		2,800	2,579
4.500% due 01/15/2028		400	384
5.625% due 05/15/2052		2,000	1,856
5.750% due 02/01/2027		1,900	1,899

Voya Financial, Inc.
4.700% due 01/23/2048 •		500	426
5.700% due 07/15/2043		630	617

WEA Finance LLC
3.750% due 09/17/2024		900	888

Wells Fargo & Co.
3.068% due 04/30/2041 •		2,500	1,872
3.350% due 03/02/2033 •		6,600	5,729
4.611% due 04/25/2053 •		11,300	9,995
4.650% due 11/04/2044		70	61
5.499% due 01/23/2035 •(m)		6,300	6,317
5.557% due 07/25/2034 •		17,700	17,776
6.491% due 10/23/2034 •		2,200	2,361

Wells Fargo Bank NA
6.600% due 01/15/2038		3,700	4,045

Welltower OP LLC
4.950% due 09/01/2048		2,950	2,721
5.125% due 03/15/2043		800	729
6.500% due 03/15/2041		925	1,013

Weyerhaeuser Co.
4.000% due 11/15/2029		6,900	6,514
6.950% due 10/01/2027		16,922	17,857
7.375% due 03/15/2032		681	774

Willis North America, Inc.
3.875% due 09/15/2049		725	546
5.350% due 05/15/2033		1,500	1,494

Yango Justice International Ltd.
7.500% due 04/15/2024 ^(d)		1,600	9
7.500% due 02/17/2025 ^(d)		300	2

			801,533

INDUSTRIALS 32.9%

7-Eleven, Inc.
2.800% due 02/10/2051		3,000	1,865

AbbVie, Inc.
4.050% due 11/21/2039		2,900	2,584
4.250% due 11/21/2049		21,000	18,203
4.400% due 11/06/2042		2,970	2,698
4.450% due 05/14/2046		7,000	6,291
4.700% due 05/14/2045		900	842
4.750% due 03/15/2045		3,000	2,828
4.850% due 06/15/2044		3,300	3,155

Abu Dhabi Crude Oil Pipeline LLC
4.600% due 11/02/2047		1,400	1,259

Acushnet Co.
7.375% due 10/15/2028		300	311

Adani Electricity Mumbai Ltd.
3.949% due 02/12/2030		1,570	1,336

Adani Transmission Step-One Ltd.
4.250% due 05/21/2036		707	600

AEP Transmission Co. LLC
4.250% due 09/15/2048		300	252

Aetna, Inc.
4.125% due 11/15/2042		25	20

Air Canada Pass-Through Trust
3.300% due 07/15/2031		1,365	1,238

Alaska Airlines Pass-Through Trust
4.800% due 02/15/2029		1,451	1,418

Alcon Finance Corp.
3.800% due 09/23/2049		2,200	1,716

Altice France SA
3.375% due 01/15/2028	EUR	2,200	1,715

Altria Group, Inc.
3.875% due 09/16/2046		$1,000	750

Amazon.com, Inc.
2.700% due 06/03/2060		6,400	3,971
4.100% due 04/13/2062		1,200	1,013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Airlines Pass-Through Trust
3.200% due 12/15/2029	$1,956	$1,800
3.375% due 11/01/2028	2,876	2,721
3.575% due 07/15/2029	643	603
3.650% due 08/15/2030	2,680	2,534
4.000% due 01/15/2027	295	286

Amgen, Inc.
2.800% due 08/15/2041	100	73
3.375% due 02/21/2050	10,700	7,816
4.563% due 06/15/2048	2,610	2,303
4.663% due 06/15/2051	5,053	4,479
4.875% due 03/01/2053	5,400	4,920
5.650% due 03/02/2053	6,000	6,118
5.750% due 03/02/2063	4,800	4,900

AngloGold Ashanti Holdings PLC
3.750% due 10/01/2030	600	525

Anheuser-Busch Cos. LLC
4.700% due 02/01/2036	10,000	9,673
4.900% due 02/01/2046	3,400	3,233

Anheuser-Busch InBev Worldwide, Inc.
4.439% due 10/06/2048	4,100	3,652
4.950% due 01/15/2042	5,600	5,443

Apple, Inc.
4.850% due 05/10/2053 (m)	14,200	14,119

Aptiv PLC
4.150% due 05/01/2052	1,500	1,150

ArcelorMittal SA
6.800% due 11/29/2032	3,100	3,318

Arrow Electronics, Inc.
2.950% due 02/15/2032	1,500	1,260

Ashtead Capital, Inc.
5.800% due 04/15/2034	1,600	1,599

Astrazeneca Finance LLC
5.000% due 02/26/2034	2,700	2,712

Bacardi Ltd.
5.300% due 05/15/2048	3,600	3,404

BAE Systems PLC
3.000% due 09/15/2050	1,800	1,217

Baptist Healthcare System Obligated Group
3.540% due 08/15/2050	300	225

Bayer U.S. Finance LLC
4.400% due 07/15/2044	6,000	4,598
4.625% due 06/25/2038	1,800	1,505
4.700% due 07/15/2064	75	55
4.875% due 06/25/2048	3,400	2,735
6.875% due 11/21/2053	800	821

Becton Dickinson & Co.
5.110% due 02/08/2034	3,600	3,574

Berry Global, Inc.
1.570% due 01/15/2026	1,400	1,309
5.650% due 01/15/2034	2,000	1,990

Biogen, Inc.
3.250% due 02/15/2051	1,122	777

Boardwalk Pipelines LP
3.400% due 02/15/2031	2,100	1,864

Boeing Co.
3.625% due 02/01/2031	7,900	6,959
3.650% due 03/01/2047	800	563
5.705% due 05/01/2040	6,400	6,130
5.805% due 05/01/2050	7,400	7,008
5.930% due 05/01/2060	9,260	8,690

Bombardier, Inc.
7.250% due 07/01/2031 (b)	2,400	2,408

Bon Secours Mercy Health, Inc.
3.205% due 06/01/2050	1,500	1,067

Booz Allen Hamilton, Inc.
5.950% due 08/04/2033	900	932

Boston Scientific Corp.
4.700% due 03/01/2049	1,516	1,405

BP Capital Markets America, Inc.
3.060% due 06/17/2041	800	608

Bristol-Myers Squibb Co.
3.700% due 03/15/2052	1,200	922
4.250% due 10/26/2049	630	538
5.650% due 02/22/2064	5,200	5,354

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	97

Schedule of Investments	PIMCO Long-Term Credit Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

British Airways Pass-Through Trust
3.300% due 06/15/2034	$2,961	$2,664
4.125% due 03/20/2033	1,917	1,771

Broadcom, Inc.
2.600% due 02/15/2033	2,000	1,625
3.137% due 11/15/2035	1,728	1,397
3.187% due 11/15/2036	1,611	1,283
3.419% due 04/15/2033	7,649	6,633
3.469% due 04/15/2034	5,300	4,543
3.500% due 02/15/2041	5,300	4,116
4.150% due 11/15/2030	1,650	1,561
4.300% due 11/15/2032	3,500	3,290
4.926% due 05/15/2037	5,843	5,548

Burlington Northern Santa Fe LLC
4.450% due 01/15/2053	1,002	889
5.200% due 04/15/2054	12,798	12,696

Caesars Entertainment, Inc.
7.000% due 02/15/2030	2,700	2,773

Canadian Pacific Railway Co.
3.100% due 12/02/2051	1,500	1,036
3.500% due 05/01/2050	4,234	3,173
6.125% due 09/15/2115	6,470	6,873

Carnival Corp.
7.000% due 08/15/2029	900	939

Carrier Global Corp.
6.200% due 03/15/2054	700	771

CDW LLC
3.569% due 12/01/2031	1,900	1,672

Celeo Redes Operacion Chile SA
5.200% due 06/22/2047	470	422

Cellnex Finance Co. SA
3.875% due 07/07/2041	600	471

Centene Corp.
4.625% due 12/15/2029	1,900	1,805

CF Industries, Inc.
5.150% due 03/15/2034	3,200	3,151
5.375% due 03/15/2044	2,800	2,637

Champion Path Holdings Ltd.
4.850% due 01/27/2028	2,100	1,909

Charter Communications Operating LLC
3.500% due 06/01/2041	2,500	1,680
3.700% due 04/01/2051	11,000	6,811
3.850% due 04/01/2061	9,600	5,702
3.900% due 06/01/2052	3,400	2,165
3.950% due 06/30/2062	1,700	1,027
4.400% due 12/01/2061	2,374	1,552
4.800% due 03/01/2050	4,900	3,630
5.250% due 04/01/2053	1,800	1,427
5.375% due 05/01/2047	5,100	4,113
5.750% due 04/01/2048	1,525	1,285

Cheniere Corpus Christi Holdings LLC
2.742% due 12/31/2039	1,300	1,053
3.700% due 11/15/2029	6,500	6,049

Cheniere Energy Partners LP
3.250% due 01/31/2032	2,100	1,791

Cheniere Energy, Inc.
5.650% due 04/15/2034	2,000	2,016

Children’s Hospital Corp.
4.115% due 01/01/2047	25	22

Cigna Group
3.875% due 10/15/2047	115	90
4.900% due 12/15/2048	40	36
5.600% due 02/15/2054	1,500	1,507

Cleveland Clinic Foundation
4.858% due 01/01/2114	45	41

Comcast Corp.
2.937% due 11/01/2056	12,149	7,656
3.999% due 11/01/2049	25	20
5.500% due 05/15/2064	3,800	3,808

Conagra Brands, Inc.
5.300% due 11/01/2038	6,500	6,195

Constellation Brands, Inc.
4.500% due 05/09/2047	1,200	1,032
5.250% due 11/15/2048	3,500	3,364

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Continental Resources, Inc.
5.750% due 01/15/2031	$2,200	$2,188

CoStar Group, Inc.
2.800% due 07/15/2030	800	683

CRH America Finance, Inc.
4.500% due 04/04/2048	3,800	3,313

CRH America, Inc.
5.125% due 05/18/2045	30	29

CSL Finanace PLC Co.
4.625% due 04/27/2042	900	833

CSX Corp.
3.800% due 11/01/2046	75	60
4.250% due 11/01/2066	20	16

CVS Health Corp.
4.780% due 03/25/2038	705	651
5.300% due 12/05/2043	6,700	6,367
5.625% due 02/21/2053	8,600	8,452
5.875% due 06/01/2053	3,200	3,258

CVS Pass-Through Trust
4.704% due 01/10/2036	1,258	1,151
7.507% due 01/10/2032	9,922	10,276
8.353% due 07/10/2031	214	230

Daimler Truck Finance North America LLC
2.500% due 12/14/2031	1,200	996

Dell International LLC
3.450% due 12/15/2051	2,385	1,680
6.020% due 06/15/2026	559	566
8.100% due 07/15/2036	3,128	3,784

Delta Air Lines, Inc.
2.900% due 10/28/2024	3,000	2,947
4.750% due 10/20/2028	2,600	2,544
7.375% due 01/15/2026	2,262	2,334

Devon Energy Corp.
4.750% due 05/15/2042	2,390	2,082

Directv Financing LLC
8.875% due 02/01/2030	1,500	1,498

Discovery Communications LLC
4.000% due 09/15/2055	3,000	2,055

DT Midstream, Inc.
4.300% due 04/15/2032	2,900	2,637

Eastern Gas Transmission & Storage, Inc.
4.600% due 12/15/2044	1,200	1,032

Ecopetrol SA
7.375% due 09/18/2043	3,750	3,461

Elevance Health, Inc.
4.550% due 03/01/2048	1,400	1,232
4.650% due 01/15/2043	1,435	1,308
4.850% due 08/15/2054	85	74
5.100% due 01/15/2044	500	476
5.125% due 02/15/2053	8,100	7,769

Eli Lilly & Co.
4.950% due 02/27/2063	5,100	4,965

Embotelladora Andina SA
3.950% due 01/21/2050	800	605

Enbridge Energy Partners LP
5.500% due 09/15/2040	500	493

Enbridge, Inc.
4.500% due 06/10/2044	271	234
6.700% due 11/15/2053 (m)	4,400	4,977

Energy Transfer LP
5.000% due 05/15/2044	4,857	4,299
5.150% due 03/15/2045	11,100	10,097
5.300% due 04/01/2044	1,400	1,288
5.350% due 05/15/2045	2,465	2,279
5.950% due 05/15/2054	2,500	2,496
6.125% due 12/15/2045	2,819	2,837
6.550% due 12/01/2033	2,600	2,793

Entergy Louisiana LLC
4.200% due 09/01/2048	5,000	4,073
4.200% due 04/01/2050	4,200	3,464

Enterprise Products Operating LLC
4.450% due 02/15/2043	5,697	5,086
4.850% due 03/15/2044	6,579	6,155
4.950% due 10/15/2054	830	775
8.573% (TSFR3M + 3.248%) due 08/16/2077 ~	1,450	1,450

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

EQM Midstream Partners LP
6.500% due 07/15/2048	$1,600	$1,606

EQT Corp.
5.750% due 02/01/2034	1,600	1,596

Estee Lauder Cos., Inc.
5.150% due 05/15/2053	1,000	973

Expedia Group, Inc.
3.250% due 02/15/2030	900	810

Exxon Mobil Corp.
4.114% due 03/01/2046	90	78

Ferguson Finance PLC
3.250% due 06/02/2030	700	627

Fidelity National Information Services, Inc.
5.100% due 07/15/2032	1,500	1,501

Fiserv, Inc.
4.400% due 07/01/2049	1,355	1,151

Flex Intermediate Holdco LLC
3.363% due 06/30/2031	7,300	5,897

Flex Ltd.
4.875% due 06/15/2029	2,000	1,962

Ford Foundation
2.815% due 06/01/2070	1,265	780

Fortune Star BVI Ltd.
6.850% due 07/02/2024	2,300	2,267

Fox Corp.
5.576% due 01/25/2049	2,425	2,260

GATX Corp.
4.500% due 03/30/2045	1,038	852

GE Capital Funding LLC
4.550% due 05/15/2032	3,992	3,875

Gilead Sciences, Inc.
4.150% due 03/01/2047	3,465	2,913

Global Payments, Inc.
3.200% due 08/15/2029	1,200	1,079
4.150% due 08/15/2049	1,700	1,321
5.950% due 08/15/2052	300	300

Greensaif Pipelines Bidco SARL
6.510% due 02/23/2042	1,900	1,976

Haleon U.S. Capital LLC
4.000% due 03/24/2052	1,000	808

HCA, Inc.
3.500% due 07/15/2051	4,900	3,387
4.375% due 03/15/2042	2,040	1,713
4.625% due 03/15/2052	3,100	2,594
5.125% due 06/15/2039	2,400	2,267
5.250% due 06/15/2049	2,600	2,375
5.900% due 06/01/2053	800	805

HEICO Corp.
5.350% due 08/01/2033	1,600	1,606

Helmerich & Payne, Inc.
2.900% due 09/29/2031	900	756

Hilton Domestic Operating Co. Inc.
6.125% due 04/01/2032	1,700	1,708

Hoag Memorial Hospital Presbyterian
3.803% due 07/15/2052	1,100	896

Holcim Finance U.S. LLC
4.750% due 09/22/2046	1,421	1,261

Howard Midstream Energy Partners LLC
8.875% due 07/15/2028	1,600	1,690

Humana, Inc.
4.625% due 12/01/2042	40	35
4.800% due 03/15/2047	1,600	1,413
5.500% due 03/15/2053	2,770	2,697
5.750% due 04/15/2054	1,500	1,511
5.875% due 03/01/2033	630	650

Hyatt Hotels Corp.
4.375% due 09/15/2028	800	776
5.750% due 04/23/2030	900	924

Imperial Brands Finance PLC
3.875% due 07/26/2029	3,800	3,567
6.125% due 07/27/2027	2,600	2,654

Integris Baptist Medical Center, Inc.
3.875% due 08/15/2050	1,700	1,284

98	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Intel Corp.
3.200% due 08/12/2061	$5,000	$3,260
5.700% due 02/10/2053	7,000	7,241

IRB Infrastructure Developers, Inc.
7.110% due 03/11/2032	1,600	1,624

JetBlue Pass-Through Trust
2.750% due 11/15/2033	1,144	988

Johnson Controls, Inc.
4.950% due 07/02/2064	20	18
5.700% due 03/01/2041	55	51

Kaiser Foundation Hospitals
4.150% due 05/01/2047	520	448

Kenvue, Inc.
5.050% due 03/22/2053	2,000	1,960

Kinder Morgan Energy Partners LP
4.700% due 11/01/2042	40	34
6.950% due 01/15/2038	270	296
7.400% due 03/15/2031	100	111

Kinder Morgan, Inc.
5.200% due 06/01/2033	9,550	9,410
6.950% due 06/01/2028	3,795	4,024
7.420% due 02/15/2037	2,980	3,318
8.050% due 10/15/2030	3,825	4,363

Kinetik Holdings LP
6.625% due 12/15/2028	700	713

Laboratory Corp. of America Holdings
4.700% due 02/01/2045	1,900	1,718

Las Vegas Sands Corp.
2.900% due 06/25/2025	2,400	2,311
3.200% due 08/08/2024	200	198
3.500% due 08/18/2026	6,800	6,441
3.900% due 08/08/2029	5,800	5,282

Leidos, Inc.
4.375% due 05/15/2030	250	237

Lenovo Group Ltd.
3.421% due 11/02/2030	1,600	1,405

Lockheed Martin Corp.
4.300% due 06/15/2062	5,000	4,258
5.200% due 02/15/2055	6,000	5,995

Lowe’s Cos., Inc.
2.800% due 09/15/2041	2,700	1,921

Marathon Petroleum Corp.
6.500% due 03/01/2041	1,800	1,959

Marriott International, Inc.
3.500% due 10/15/2032	200	175
4.625% due 06/15/2030	5,300	5,159
5.000% due 10/15/2027	8,800	8,777

Marvell Technology, Inc.
2.950% due 04/15/2031	4,000	3,457

Masco Corp.
4.500% due 05/15/2047	2,200	1,883

McDonald’s Corp.
4.450% due 09/01/2048	25	22
4.875% due 12/09/2045	85	79

MDC Holdings, Inc.
3.966% due 08/06/2061	500	399

Melco Resorts Finance Ltd.
4.875% due 06/06/2025	3,280	3,203
5.250% due 04/26/2026	800	773
5.375% due 12/04/2029	1,500	1,375
5.750% due 07/21/2028	1,200	1,139

Memorial Sloan-Kettering Cancer Center
4.125% due 07/01/2052	40	34

MGM China Holdings Ltd.
4.750% due 02/01/2027	4,808	4,585
5.250% due 06/18/2025	1,700	1,678
5.875% due 05/15/2026	1,538	1,520

MGM Resorts International
6.500% due 04/15/2032 (b)	2,000	1,995

Micron Technology, Inc.
3.477% due 11/01/2051	7,300	5,204
5.300% due 01/15/2031	1,000	1,006

Microsoft Corp.
2.500% due 09/15/2050	6,900	4,461

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Moody’s Corp.
3.100% due 11/29/2061	$4,000	$2,609
4.875% due 12/17/2048	35	33

MPLX LP
4.500% due 04/15/2038	25	22
4.900% due 04/15/2058	1,900	1,593
4.950% due 03/14/2052	700	615
5.200% due 03/01/2047	900	824
5.200% due 12/01/2047	60	55

Netflix, Inc.
4.875% due 04/15/2028	1,700	1,698
5.375% due 11/15/2029	700	715

New York & Presbyterian Hospital
4.063% due 08/01/2056	45	37

Newfold Digital Holdings Group, Inc.
11.750% due 10/15/2028	800	867

Newmont Corp.
5.750% due 11/15/2041	3,225	3,318

Nissan Motor Co. Ltd.
4.345% due 09/17/2027	4,500	4,281
4.810% due 09/17/2030	200	187

Norfolk Southern Corp.
3.155% due 05/15/2055	3,600	2,397
4.550% due 06/01/2053	1,300	1,140
5.950% due 03/15/2064	1,500	1,603

Northern Natural Gas Co.
4.300% due 01/15/2049	5,000	4,157

Northrop Grumman Corp.
5.200% due 06/01/2054	700	682

Northwell Healthcare, Inc.
3.809% due 11/01/2049	2,500	1,918
4.260% due 11/01/2047	30	25

Novartis Capital Corp.
4.400% due 05/06/2044	35	32

NVR, Inc.
3.000% due 05/15/2030	3,600	3,199

NXP BV
3.400% due 05/01/2030	1,000	908
4.300% due 06/18/2029	4,000	3,856
5.550% due 12/01/2028	600	610

Occidental Petroleum Corp.
6.600% due 03/15/2046	900	971
6.625% due 09/01/2030	1,800	1,909

Odebrecht Oil & Gas Finance Ltd.
0.000% due 04/29/2024 (g)(i)	1,253	69

ONE Gas, Inc.
4.500% due 11/01/2048	20	18
4.658% due 02/01/2044	50	45

ONEOK Partners LP
6.125% due 02/01/2041	7,125	7,380

Oracle Corp.
3.600% due 04/01/2050	8,391	6,067
3.650% due 03/25/2041	5,700	4,478
3.850% due 04/01/2060	6,615	4,712
3.950% due 03/25/2051	15,900	12,124
4.100% due 03/25/2061	6,400	4,810
4.375% due 05/15/2055	1,100	886
4.900% due 02/06/2033	800	784

Owens Corning
4.300% due 07/15/2047	1,618	1,342
4.400% due 01/30/2048	700	582

Pacific National Finance Pty. Ltd.
4.750% due 03/22/2028	6,600	6,297

Petroleos Mexicanos
10.000% due 02/07/2033	3,300	3,289

Pfizer Investment Enterprises Pte. Ltd.
5.110% due 05/19/2043	10,700	10,469
5.300% due 05/19/2053	4,200	4,179
5.340% due 05/19/2063	1,900	1,863

Philip Morris International, Inc.
3.875% due 08/21/2042	2,600	2,084

Pioneer Natural Resources Co.
7.200% due 01/15/2028	17,016	18,128

Post Holdings, Inc.
6.250% due 02/15/2032	3,300	3,328

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Prosus NV
3.680% due 01/21/2030		$1,000	$878
3.832% due 02/08/2051		2,700	1,663
4.987% due 01/19/2052		400	295

Quanta Services, Inc.
3.050% due 10/01/2041		4,000	2,861

Regeneron Pharmaceuticals, Inc.
1.750% due 09/15/2030		900	737

Reliance Industries Ltd.
3.625% due 01/12/2052		500	362
3.750% due 01/12/2062		2,900	2,072

ReNew Pvt Ltd.
5.875% due 03/05/2027		1,077	1,053

Reynolds American, Inc.
5.850% due 08/15/2045		1,500	1,393

Rockies Express Pipeline LLC
4.800% due 05/15/2030		2,200	2,035
4.950% due 07/15/2029		3,000	2,806

Rogers Communications, Inc.
3.800% due 03/15/2032		5,400	4,856
4.500% due 03/15/2042		1,800	1,565
4.550% due 03/15/2052		1,800	1,516

Rolls-Royce PLC
5.750% due 10/15/2027	GBP	100	128

Royal Caribbean Cruises Ltd.
5.500% due 04/01/2028		$2,000	1,978

Royalty Pharma PLC
3.550% due 09/02/2050		4,300	2,965

RTX Corp.
4.050% due 05/04/2047		2,705	2,209
4.350% due 04/15/2047		700	597
4.450% due 11/16/2038		800	723
6.100% due 03/15/2034		5,000	5,347

S&P Global, Inc.
3.250% due 12/01/2049		3,000	2,174

Sabine Pass Liquefaction LLC
4.200% due 03/15/2028		800	775
4.500% due 05/15/2030		7,200	6,927

Sands China Ltd.
3.250% due 08/08/2031		2,000	1,676
4.625% due 06/18/2030		5,400	4,956
5.400% due 08/08/2028		5,000	4,907

Santos Finance Ltd.
3.649% due 04/29/2031		4,500	3,924
6.875% due 09/19/2033		2,500	2,646

Saudi Arabian Oil Co.
3.500% due 11/24/2070		5,000	3,269

Seadrill Finance Ltd.
8.375% due 08/01/2030		400	420

Southern Co.
3.750% due 09/15/2051 •		5,000	4,681
4.250% due 07/01/2036		3,640	3,247

Southern Natural Gas Co. LLC
4.800% due 03/15/2047		65	54
7.350% due 02/15/2031		1,400	1,494

Spectra Energy Partners LP
4.500% due 03/15/2045		1,675	1,422

Spirit AeroSystems, Inc.
4.600% due 06/15/2028		8,800	8,258
9.375% due 11/30/2029		2,000	2,184

Spirit Airlines Pass-Through Trust
4.100% due 10/01/2029		901	828

Starbucks Corp.
4.500% due 11/15/2048		40	35

Stryker Corp.
4.850% due 12/08/2028		400	400

Studio City Co. Ltd.
7.000% due 02/15/2027		4,800	4,808

Sutter Health
3.161% due 08/15/2040		350	274
3.361% due 08/15/2050		400	295

T-Mobile USA, Inc.
2.700% due 03/15/2032		1,100	926
3.300% due 02/15/2051		4,700	3,289

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	99

Schedule of Investments	PIMCO Long-Term Credit Bond Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.400% due 10/15/2052		$10,900	$7,738
3.500% due 04/15/2031		200	181
3.600% due 11/15/2060		11,300	7,930
3.875% due 04/15/2030		6,695	6,274
5.650% due 01/15/2053		4,200	4,292

Tapestry, Inc.
7.850% due 11/27/2033		1,500	1,629

Targa Resources Corp.
4.950% due 04/15/2052		500	439

Target Corp.
4.500% due 09/15/2032		550	539

TD SYNNEX Corp.
2.650% due 08/09/2031		1,500	1,212

Telefonica Emisiones SA
4.895% due 03/06/2048		3,500	3,080

Tennessee Gas Pipeline Co. LLC
2.900% due 03/01/2030		3,500	3,067
8.375% due 06/15/2032		1,275	1,462

Time Warner Cable LLC
4.500% due 09/15/2042		820	607
5.250% due 07/15/2042	GBP	800	858
5.500% due 09/01/2041		$6,225	5,187
5.875% due 11/15/2040		4,520	3,919
6.550% due 05/01/2037		1,400	1,324
6.750% due 06/15/2039		4,984	4,751
7.300% due 07/01/2038		6,900	6,975

TopBuild Corp.
4.125% due 02/15/2032		1,600	1,418

TransCanada PipeLines Ltd.
4.875% due 05/15/2048		4,400	3,915
7.625% due 01/15/2039		1,925	2,283

Transcontinental Gas Pipe Line Co. LLC
4.600% due 03/15/2048		4,440	3,934

Travel & Leisure Co.
4.625% due 03/01/2030		2,200	2,010

Trimble, Inc.
6.100% due 03/15/2033		800	836

Trustees of the University of Pennsylvania
4.674% due 09/01/2112		700	663

UKG, Inc.
6.875% due 02/01/2031		1,000	1,019

Unigel Luxembourg SA
8.750% due 10/01/2026 ^(d)		2,200	686

Union Pacific Corp.
3.875% due 02/01/2055		35	28

United Airlines Pass-Through Trust
2.700% due 11/01/2033		5,668	4,863
3.100% due 01/07/2030		394	362
3.450% due 01/07/2030		3,219	2,926
4.000% due 10/11/2027		428	415
4.150% due 02/25/2033		1,760	1,650
4.300% due 02/15/2027		36	36
4.550% due 02/25/2033		3,104	2,859
5.875% due 04/15/2029		2,156	2,151

UnitedHealth Group, Inc.
3.700% due 08/15/2049		170	133
3.875% due 08/15/2059		7,100	5,505
5.050% due 04/15/2053		16,900	16,426
5.200% due 04/15/2063		8,800	8,567
6.050% due 02/15/2063		300	330

University of Southern California
5.250% due 10/01/2111		40	42

UPMC
5.035% due 05/15/2033		1,100	1,095

Vale Overseas Ltd.
6.875% due 11/10/2039		1,300	1,391

Var Energi ASA
8.000% due 11/15/2032		1,200	1,349

Venture Global Calcasieu Pass LLC
3.875% due 08/15/2029		2,400	2,163
3.875% due 11/01/2033		5,500	4,677
4.125% due 08/15/2031		1,200	1,068

Venture Global LNG, Inc.
8.375% due 06/01/2031		200	206
9.875% due 02/01/2032		1,000	1,078

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Verisk Analytics, Inc.
3.625% due 05/15/2050		$2,000	$1,490

Virgin Australia Holdings Pty. Ltd.
8.125% due 11/15/2024 ^(d)		746	2

Virgin Media Secured Finance PLC
4.250% due 01/15/2030	GBP	2,100	2,291

VMware, Inc.
2.200% due 08/15/2031		$5,900	4,804
3.900% due 08/21/2027		400	383
4.700% due 05/15/2030		2,100	2,045

Warnermedia Holdings, Inc.
5.141% due 03/15/2052		5,300	4,402
5.391% due 03/15/2062		11,000	9,137

Waste Connections, Inc.
4.200% due 01/15/2033		4,200	3,951

West Virginia United Health System Obligated Group
3.129% due 06/01/2050		800	526

Western Midstream Operating LP
5.300% due 03/01/2048		1,500	1,317

Williams Cos., Inc.
3.500% due 10/15/2051		3,500	2,490
5.100% due 09/15/2045		400	370

Woodside Finance Ltd.
3.650% due 03/05/2025		100	98
3.700% due 09/15/2026		1,300	1,245
3.700% due 03/15/2028		1,126	1,061

Workday, Inc.
3.800% due 04/01/2032		4,500	4,100

Wynn Macau Ltd.
5.500% due 10/01/2027		5,100	4,886
5.625% due 08/26/2028		3,850	3,658

Yara International ASA
3.148% due 06/04/2030		100	87
4.750% due 06/01/2028		1,100	1,070

Yellowstone Energy LP
5.750% due 12/31/2026 «		615	600

Zimmer Biomet Holdings, Inc.
4.250% due 08/15/2035		205	183
4.450% due 08/15/2045		2,397	2,156

			1,092,740

UTILITIES 16.0%

AEP Texas, Inc.
2.100% due 07/01/2030		700	583
4.150% due 05/01/2049		1,600	1,271

Alabama Power Co.
3.450% due 10/01/2049		2,100	1,559
4.150% due 08/15/2044		35	30

Ameren Illinois Co.
3.250% due 03/15/2050		1,000	712

American Water Capital Corp.
5.450% due 03/01/2054		3,400	3,432

Appalachian Power Co.
4.500% due 08/01/2032		3,100	2,910

Arizona Public Service Co.
3.350% due 05/15/2050		1,500	1,032
3.500% due 12/01/2049		1,400	988
4.500% due 04/01/2042		700	603

AT&T, Inc.
3.500% due 09/15/2053		6,630	4,681
3.550% due 09/15/2055		15,089	10,559
3.650% due 06/01/2051		8,300	6,099
3.650% due 09/15/2059		34,318	23,912
3.800% due 12/01/2057		30,117	21,823

Atmos Energy Corp.
4.125% due 10/15/2044		25	22

Baltimore Gas & Electric Co.
3.200% due 09/15/2049		4,000	2,763

Berkshire Hathaway Energy Co.
4.600% due 05/01/2053		1,000	867
5.150% due 11/15/2043		85	83

Black Hills Corp.
3.875% due 10/15/2049		1,900	1,393

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Brooklyn Union Gas Co.
4.487% due 03/04/2049	$1,200	$939

CenterPoint Energy Houston Electric LLC
3.350% due 04/01/2051	2,500	1,815

Cleco Corporate Holdings LLC
4.973% due 05/01/2046	400	335

Columbia Pipeline Group, Inc.
5.800% due 06/01/2045	50	49

Columbia Pipelines Operating Co. LLC
6.497% due 08/15/2043	1,500	1,611
6.544% due 11/15/2053	2,000	2,169
6.714% due 08/15/2063	1,200	1,318

Comision Federal de Electricidad
5.750% due 02/14/2042	55	50

Commonwealth Edison Co.
3.650% due 06/15/2046	55	42
4.000% due 03/01/2048	700	569

Consolidated Edison Co. of New York, Inc.
3.600% due 06/15/2061	9,880	7,215
3.700% due 11/15/2059	1,700	1,252
4.500% due 05/15/2058	5,800	4,939
4.625% due 12/01/2054	40	35
4.650% due 12/01/2048	6,900	6,141

Constellation Energy Generation LLC
5.600% due 06/15/2042	2,195	2,171
5.800% due 03/01/2033	3,800	3,919

Consumers Energy Co.
4.050% due 05/15/2048	2,500	2,101
4.200% due 09/01/2052	3,100	2,618

Dominion Energy, Inc.
2.250% due 08/15/2031	2,700	2,211
5.950% due 06/15/2035	35	36

DTE Electric Co.
4.050% due 05/15/2048	1,600	1,314
5.400% due 04/01/2053	3,000	3,028

Duke Energy Carolinas LLC
3.950% due 03/15/2048	6,000	4,792
5.350% due 01/15/2053	6,800	6,714
5.400% due 01/15/2054	12,500	12,450

Duke Energy Corp.
3.300% due 06/15/2041	1,900	1,417
3.500% due 06/15/2051	11,400	8,015
3.950% due 08/15/2047	2,300	1,787
4.800% due 12/15/2045	85	76

Duke Energy Florida LLC
3.400% due 10/01/2046	55	40
4.200% due 07/15/2048	25	21

Duke Energy Ohio, Inc.
5.650% due 04/01/2053	1,300	1,325

Duke Energy Progress LLC
2.900% due 08/15/2051	1,100	714
3.600% due 09/15/2047	900	675

Duquesne Light Holdings, Inc.
2.532% due 10/01/2030	700	581

E.ON International Finance BV
6.650% due 04/30/2038	600	655

Edison International
5.750% due 06/15/2027	1,400	1,419
8.125% due 06/15/2053 •	1,800	1,866

Electricite de France SA
4.875% due 09/21/2038	900	805
4.950% due 10/13/2045	2,150	1,897
6.900% due 05/23/2053	1,400	1,528
9.125% due 03/15/2033 •(i)	2,000	2,208

Emera U.S. Finance LP
4.750% due 06/15/2046	2,100	1,728

Empresa Electrica Cochrane SpA
5.500% due 05/14/2027	2,097	2,032

Enel Finance America LLC
2.875% due 07/12/2041	9,750	6,629

Enel Finance International NV
4.750% due 05/25/2047	3,000	2,569
5.000% due 06/15/2032	2,000	1,939
5.500% due 06/15/2052	3,300	3,091

100	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Entergy Arkansas LLC
5.150% due 01/15/2033	$2,800	$2,810

Entergy Corp.
3.750% due 06/15/2050	4,000	2,940

Exelon Corp.
5.625% due 06/15/2035	200	203

FirstEnergy Transmission LLC
5.450% due 07/15/2044	6,330	6,043

Florida Power & Light Co.
4.125% due 06/01/2048	120	102
4.550% due 10/01/2044	4,000	3,501

FORESEA Holding SA
7.500% due 06/15/2030	659	620

Georgia Power Co.
3.250% due 03/15/2051	3,000	2,109
4.300% due 03/15/2042	80	70
4.750% due 09/01/2040	1,000	926

Indiana Michigan Power Co.
4.250% due 08/15/2048	20	16
4.550% due 03/15/2046	400	342

IPALCO Enterprises, Inc.
4.250% due 05/01/2030	1,600	1,491

ITC Holdings Corp.
5.400% due 06/01/2033	2,300	2,302

Jersey Central Power & Light Co.
6.150% due 06/01/2037	250	259

Kentucky Utilities Co.
4.375% due 10/01/2045	2,300	1,981

KeySpan Gas East Corp.
3.586% due 01/18/2052	3,000	2,042

Liberty Utilities Co.
5.869% due 01/31/2034	2,000	2,022

Massachusetts Electric Co.
5.867% due 02/26/2054	500	511

MidAmerican Energy Co.
3.650% due 08/01/2048	3,575	2,751
4.250% due 05/01/2046	3,450	2,941
4.250% due 07/15/2049	14,325	12,207
5.850% due 09/15/2054	2,100	2,243

Mississippi Power Co.
4.250% due 03/15/2042	1,700	1,450

Monongahela Power Co.
5.400% due 12/15/2043	4,224	4,054

Nevada Power Co.
3.125% due 08/01/2050	5,300	3,549

New England Power Co.
3.800% due 12/05/2047	6,300	4,863

New York State Electric & Gas Corp.
3.300% due 09/15/2049	500	335

NGPL PipeCo LLC
7.768% due 12/15/2037	800	894

Niagara Mohawk Power Corp.
2.759% due 01/10/2032	2,500	2,073
5.664% due 01/17/2054	1,200	1,195
5.783% due 09/16/2052	1,050	1,056

NiSource, Inc.
3.950% due 03/30/2048	1,245	976
4.375% due 05/15/2047	1,800	1,510
5.800% due 02/01/2042	300	294

Northern States Power Co.
5.100% due 05/15/2053	11,600	11,184

NSTAR Electric Co.
4.950% due 09/15/2052	1,300	1,219

Oglethorpe Power Corp.
4.500% due 04/01/2047	1,000	833
6.200% due 12/01/2053	2,700	2,841

Ohio Power Co.
2.900% due 10/01/2051	2,700	1,737
4.000% due 06/01/2049	85	67

Oi SA
10.000% due 07/27/2025 ^(d)	1,400	24

Oncor Electric Delivery Co. LLC
3.800% due 06/01/2049	110	87

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ONEOK, Inc.
5.200% due 07/15/2048	$9,862	$9,061
6.625% due 09/01/2053	4,700	5,183

Pacific Gas & Electric Co.
2.500% due 02/01/2031	2,400	1,998
3.250% due 06/01/2031	1,500	1,303
3.300% due 08/01/2040	2,700	1,984
3.500% due 08/01/2050	7,850	5,370
3.750% due 07/01/2028	2,400	2,249
3.950% due 12/01/2047	4,800	3,595
4.000% due 12/01/2046	100	75
4.300% due 03/15/2045	1,600	1,266
4.500% due 07/01/2040	4,200	3,590
4.500% due 12/15/2041	2,900	2,344
4.550% due 07/01/2030	5,700	5,421
4.650% due 08/01/2028	1,300	1,258
4.750% due 02/15/2044	1,200	1,014
4.950% due 07/01/2050	4,200	3,616
5.250% due 03/01/2052	2,700	2,413
6.700% due 04/01/2053	5,300	5,743

PacifiCorp
4.150% due 02/15/2050	200	157
5.350% due 12/01/2053	8,000	7,455
5.450% due 02/15/2034	6,500	6,524
5.800% due 01/15/2055	5,000	4,935
6.000% due 01/15/2039	90	94

PECO Energy Co.
4.375% due 08/15/2052	5,700	4,958

Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
4.000% due 06/30/2050	4,000	2,977

Piedmont Natural Gas Co., Inc.
3.350% due 06/01/2050	2,900	1,969
3.640% due 11/01/2046	1,000	725
5.400% due 06/15/2033	700	706

PPL Electric Utilities Corp.
5.250% due 05/15/2053	3,500	3,462

Puget Energy, Inc.
4.100% due 06/15/2030	500	457

Puget Sound Energy, Inc.
4.223% due 06/15/2048	2,700	2,219

Rio Oil Finance Trust
8.200% due 04/06/2028	1,444	1,475

San Diego Gas & Electric Co.
3.700% due 03/15/2052	2,200	1,670
3.750% due 06/01/2047	1,895	1,474
4.100% due 06/15/2049	1,578	1,288
4.150% due 05/15/2048	2,795	2,340
4.500% due 08/15/2040	2,700	2,423

Saudi Electricity Global Sukuk Co.
5.500% due 04/08/2044	5,100	5,065

Sempra
4.000% due 02/01/2048	925	722
5.500% due 08/01/2033	1,300	1,304
6.000% due 10/15/2039	3,635	3,718

Southern California Edison Co.
2.950% due 02/01/2051	900	585
3.600% due 02/01/2045	1,400	1,055
3.900% due 12/01/2041	3,800	3,059
3.900% due 03/15/2043	8,500	6,864
4.000% due 04/01/2047	8,938	7,082
4.050% due 03/15/2042	2,000	1,658
4.125% due 03/01/2048	700	566
4.650% due 10/01/2043	2,300	2,039
4.875% due 03/01/2049	1,000	895
5.450% due 06/01/2052	3,100	3,036
5.625% due 02/01/2036	2,879	2,916
5.950% due 02/01/2038	1,500	1,554
6.050% due 03/15/2039	4,500	4,712
6.650% due 04/01/2029	1,000	1,053

Southern California Gas Co.
3.750% due 09/15/2042	1,600	1,284
3.950% due 02/15/2050	3,500	2,745
5.125% due 11/15/2040	300	290
5.200% due 06/01/2033 (m)	6,400	6,411

Southern Co. Gas Capital Corp.
3.950% due 10/01/2046	50	39
4.400% due 05/30/2047	3,400	2,830

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Southern Power Co.
4.950% due 12/15/2046	$85	$76
5.150% due 09/15/2041	65	61
5.250% due 07/15/2043	500	474

Southwest Gas Corp.
4.050% due 03/15/2032	1,580	1,451

Southwestern Electric Power Co.
3.250% due 11/01/2051	6,760	4,492
6.200% due 03/15/2040	8,200	8,677

Southwestern Public Service Co.
3.750% due 06/15/2049	1,600	1,182

Tallgrass Energy Partners LP
7.375% due 02/15/2029	900	906

Tampa Electric Co.
5.000% due 07/15/2052	3,900	3,601

Targa Resources Partners LP
4.000% due 01/15/2032	1,475	1,329

Tucson Electric Power Co.
5.500% due 04/15/2053	2,100	2,088

Union Electric Co.
5.250% due 01/15/2054	5,000	4,810
5.450% due 03/15/2053	2,800	2,782

Verizon Communications, Inc.
2.850% due 09/03/2041	6,750	4,863
2.875% due 11/20/2050	3,000	1,961
2.987% due 10/30/2056	3,887	2,488
3.000% due 11/20/2060	21,700	13,544

Virginia Electric & Power Co.
2.450% due 12/15/2050	1,850	1,088
2.950% due 11/15/2051	9,900	6,417
3.800% due 09/15/2047	300	232
5.350% due 01/15/2054	3,000	2,943

Vistra Operations Co. LLC
4.300% due 07/15/2029	2,000	1,878

Vodafone Group PLC
4.375% due 02/19/2043	400	346
4.875% due 06/19/2049	1,980	1,774
5.125% due 06/04/2081 •	3,900	2,950
5.750% due 02/10/2063	1,100	1,113

Washington Gas Light Co.
3.650% due 09/15/2049	900	671

Xcel Energy, Inc.
4.800% due 09/15/2041	40	35

		529,350

Total Corporate Bonds & Notes (Cost $2,761,683)		2,423,623

CONVERTIBLE BONDS & NOTES 0.0%

BANKING & FINANCE 0.0%

Sunac China Holdings Ltd. (1.000% PIK)
1.000% due 09/30/2032 (c)	459	30

Total Convertible Bonds & Notes (Cost $61)		30

MUNICIPAL BONDS & NOTES 1.7%

CALIFORNIA 0.2%

California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	2,300	2,584

California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035	2,600	2,997

California State University Revenue Bonds, (BABs), Series 2010
6.484% due 11/01/2041	700	775

University of California Revenue Bonds, Series 2012
4.858% due 05/15/2112	440	411

University of California Revenue Bonds, Series 2015
4.767% due 05/15/2115	835	765

		7,532

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	101

Schedule of Investments	PIMCO Long-Term Credit Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GEORGIA 0.3%

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	$9,671	$11,175

ILLINOIS 0.1%

Chicago, Illinois General Obligation Bonds, Series 2009
6.050% due 01/01/2029	305	305

Illinois Municipal Electric Agency Revenue Bonds, (BABs), Series 2009
6.832% due 02/01/2035	1,870	2,012

		2,317

INDIANA 0.0%

Indiana Finance Authority Revenue Bonds, (BABs), Series 2009
6.596% due 02/01/2039	800	897

OHIO 0.4%

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
6.270% due 02/15/2050	4,635	4,937
7.834% due 02/15/2041	4,990	6,113
8.084% due 02/15/2050	1,000	1,329

		12,379

PENNSYLVANIA 0.4%

Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	11,500	12,846

TEXAS 0.3%

Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	4,000	4,571

Texas Natural Gas Securitization Finance Corp. Series 2023
5.169% due 04/01/2041	5,400	5,492

University of Texas System Revenue Bonds, Series 2017
3.354% due 08/15/2047	45	35

		10,098

WASHINGTON 0.0%

Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	1,015	1,107

Total Municipal Bonds & Notes (Cost $55,910)		58,351

U.S. GOVERNMENT AGENCIES 16.4%

Uniform Mortgage-Backed Security, TBA
3.000% due 04/01/2054	5,800	4,991
3.500% due 04/01/2054	22,000	19,691
4.000% due 05/01/2054	128,800	119,339
4.500% due 05/01/2054	30,400	28,963
5.000% due 04/01/2054 - 05/01/2054	36,000	35,132
5.500% due 04/01/2054 - 05/01/2054	244,100	242,915
6.000% due 05/01/2054	84,800	85,562
6.500% due 04/01/2054	6,800	6,948

Total U.S. Government Agencies (Cost $542,813)		543,541

U.S. TREASURY OBLIGATIONS 27.8%

U.S. Treasury Bonds
1.875% due 02/15/2041 (m)	112,959	78,784
2.000% due 11/15/2041 (m)(o)	142,400	99,947

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.250% due 05/15/2041 (m)(o)	$6,400	$4,731
2.375% due 02/15/2042	37,400	27,829
2.500% due 02/15/2045 (m)(o)	38,400	28,093
2.750% due 08/15/2047 (m)(o)	25,300	18,942
2.750% due 11/15/2047 (m)	5,200	3,887
2.875% due 05/15/2052 (o)	9,200	6,964
3.000% due 05/15/2047	32,300	25,383
3.000% due 08/15/2048 (m)(o)	160,500	125,322
3.125% due 08/15/2044 (o)	8,200	6,718
3.375% due 08/15/2042 (o)	30,000	25,922
3.625% due 02/15/2053 (m)	15,400	13,527
4.000% due 11/15/2042 (m)(o)	114,100	107,513
4.125% due 08/15/2053	215	207
4.250% due 02/15/2054	15,000	14,755
4.375% due 08/15/2043 (m)	72,000	71,168
4.750% due 11/15/2053	80,700	86,166

U.S. Treasury Inflation Protected Securities (h)
0.750% due 02/15/2045	4,768	3,664
0.875% due 02/15/2047	8,144	6,288
1.500% due 02/15/2053	19,814	17,317

U.S. Treasury Notes
3.875% due 05/15/2043 (m)	113,142	104,458
4.125% due 11/15/2032 (m)(o)(q)	43,800	43,508

U.S. Treasury STRIPS
0.000% due 02/15/2042 (a)	1,500	656

Total U.S. Treasury Obligations (Cost $1,074,146)		921,749

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.7%

Banc of America Funding Trust
5.500% due 01/25/2036 «	47	45
5.750% due 03/25/2036 «	72	54

Bear Stearns Adjustable Rate Mortgage Trust
4.692% due 11/25/2034 ~	428	404

Bear Stearns ALT-A Trust
4.918% due 11/25/2034 «~	17	16

BX Trust
6.338% due 02/15/2039 •	2,415	2,405
6.339% due 10/15/2036 •	5,000	4,954

Chase Mortgage Finance Trust
4.658% due 12/25/2037 «~	138	116

Citigroup Commercial Mortgage Trust
3.251% due 05/10/2035	1,315	1,267

COLT Mortgage Loan Trust
6.790% due 12/25/2067 þ	2,147	2,157

Commercial Mortgage Trust
3.178% due 02/10/2035	3,100	2,906

Countrywide Alternative Loan Trust
6.104% due 09/25/2035 •	167	127

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.584% due 07/25/2047 •	125	114

GSMPS Mortgage Loan Trust
5.794% due 03/25/2035 •	559	510

IndyMac INDX Mortgage Loan Trust
6.044% due 07/25/2035 •	236	187

JP Morgan Mortgage Trust
4.872% due 11/25/2033 «~	6	5

Merrill Lynch Mortgage Investors Trust
5.420% due 05/25/2033 ~	3	3

NAAC Reperforming Loan REMIC Trust
5.894% due 02/25/2035 •	773	620

New Residential Mortgage Loan Trust
2.750% due 11/25/2059 ~	5,121	4,789

Nomura Asset Acceptance Corp. Alternative Loan Trust
6.514% due 02/25/2035 •	253	246

OPEN Trust
8.414% due 10/15/2028 •	957	969

Residential Accredit Loans, Inc. Trust
4.751% due 02/25/2035 ~	377	325

Residential Funding Mortgage Securities, Inc. Trust
5.097% due 02/25/2036 ~	181	159

Sequoia Mortgage Trust
6.437% due 05/20/2034 •	282	265

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Adjustable Rate Mortgage Loan Trust
5.984% due 03/25/2034 «~	$6	$5

Towd Point Mortgage Trust
6.444% due 05/25/2058 •	239	243

WaMu Mortgage Pass-Through Certificates Trust
2.891% due 11/25/2041 ~	128	114
6.324% due 07/25/2044 •	125	115

Total Non-Agency Mortgage-Backed Securities (Cost $23,299)		23,120

ASSET-BACKED SECURITIES 1.8%

ACE Securities Corp. Home Equity Loan Trust
6.239% due 01/25/2035 •	670	619

AIM Aviation Finance Ltd.
6.213% due 02/15/2040 þ	1,479	995

Allegro CLO Ltd.
0.000% due 01/19/2033 •(b)	1,000	1,000

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
6.314% due 07/25/2034 «•	77	74

Barings Loan Partners CLO Ltd.
6.838% due 07/20/2033 •	1,500	1,500

Bayview Financial Acquisition Trust
6.601% due 05/28/2037 «þ	1	1

Bear Stearns Asset-Backed Securities Trust
6.184% due 01/25/2034 «•	3	3

BPCRE Ltd.
7.727% due 01/16/2037 •	1,868	1,870

Carlyle Global Market Strategies CLO Ltd.
6.659% due 01/20/2032 •	2,491	2,495

Carlyle U.S. CLO Ltd.
6.478% due 10/15/2031 •	5,000	5,000

Cedar Funding CLO Ltd.
6.655% due 05/29/2032 •	3,100	3,108

Dryden Senior Loan Fund
6.479% due 10/19/2029 •	3,000	3,000

ECAF Ltd.
4.947% due 06/15/2040	1,985	1,389

Elmwood CLO Ltd.
6.619% due 10/20/2034 •	3,000	3,001

KDAC Aviation Finance Ltd.
4.212% due 12/15/2042	582	502

Labrador Aviation Finance Ltd.
4.300% due 01/15/2042	1,992	1,774

LCM LP
6.599% due 04/20/2031 •	1,166	1,167

MAPS Ltd.
4.212% due 05/15/2043	326	301

Marathon CLO Ltd.
6.698% due 01/20/2033 •	3,100	3,106

METAL LLC
4.581% due 10/15/2042	1,764	1,121

MF1 LLC
7.063% due 03/19/2039 •	1,000	1,002

MF1 Ltd.
6.676% due 02/19/2037 •	2,915	2,888

Neuberger Berman CLO Ltd.
6.619% due 04/20/2031 •	3,400	3,400

Northwoods Capital Ltd.
6.671% due 04/19/2031 •	2,044	2,048

Octagon Investment Partners Ltd.
6.483% due 10/20/2030 •	3,300	3,299

OZLM Ltd.
6.629% due 04/20/2031 •	6,032	6,043

RAAC Trust
6.204% due 10/25/2046 •	61	59

RBSSP Resecuritization Trust
5.596% due 11/26/2036 •	163	160

Ready Capital Mortgage Financing LLC
7.703% due 10/25/2039 •	4,582	4,604

Sapphire Aviation Finance Ltd.
4.250% due 03/15/2040	688	633

102	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Saxon Asset Securities Trust
2.399% due 03/25/2035 •		$104	$93

Start Ltd.
4.089% due 03/15/2044		555	514

Venture CLO Ltd.
6.836% due 01/15/2032 •		1,000	1,002

Vertical Bridge Holdings LLC
2.636% due 09/15/2050		3,200	3,032

Wind River CLO Ltd.
6.610% due 07/18/2031 •		806	806

Total Asset-Backed Securities (Cost $63,462)			61,609

SOVEREIGN ISSUES 2.3%

Argentina Government International Bond
1.000% due 07/09/2029		253	136
3.500% due 07/09/2041 þ		16,048	6,491
3.625% due 07/09/2046 þ		172	78

Australia Government International Bond
1.000% due 11/21/2031	AUD	7,750	4,104

Brazil Government International Bond
7.125% due 05/13/2054		$2,500	2,521

Chile Government International Bond
4.000% due 01/31/2052		600	475
5.330% due 01/05/2054		33	32

Colombia Government International Bond
7.500% due 02/02/2034		2,600	2,664

Emirate of Abu Dhabi Government International Bond
2.700% due 09/02/2070		2,900	1,711
3.875% due 04/16/2050		3,400	2,726

Israel Government International Bond
5.500% due 03/12/2034		9,300	9,224

Mexico Government International Bond
2.750% due 11/27/2031 (h)	MXN	162,333	8,416
3.000% due 12/03/2026 (h)		60,875	3,400
4.000% due 11/30/2028 (h)		64,933	3,729
4.000% due 08/24/2034 (h)		21,347	1,191

Panama Government International Bond
4.500% due 05/15/2047		$35	24

Philippines Government International Bond
5.500% due 01/17/2048		400	407

Qatar Government International Bond
4.817% due 03/14/2049		1,000	939

Romania Government International Bond
1.750% due 07/13/2030	EUR	1,100	976
2.875% due 04/13/2042		1,100	814
3.750% due 02/07/2034		400	380
5.625% due 02/22/2036		1,000	1,077

Saudi Government International Bond
3.450% due 02/02/2061		$12,000	8,003
5.750% due 01/16/2054		6,300	6,253

Ukraine Government International Bond
7.375% due 09/25/2034		1,000	295

United Kingdom Gilt
4.375% due 07/31/2054	GBP	9,230	11,571

Total Sovereign Issues (Cost $87,556)			77,637

		SHARES
COMMON STOCKS 0.1%

INDUSTRIALS 0.1%

Forsea Holding SA «(e)		63,984	1,543

	SHARES	MARKET VALUE (000S)

Westmoreland Mining Holdings «(e)(k)	32,131	$97

Westmoreland Mining LLC «(e)(k)	32,414	85

		1,725

REAL ESTATE 0.0%

Sunac Services Holdings Ltd.	1,223,339	291

Total Common Stocks (Cost $2,710)		2,016

PREFERRED SECURITIES 3.3%

BANKING & FINANCE 3.1%

American AgCredit Corp.
5.250% due 06/15/2026 •(i)	11,000,000	10,067

Bank of America Corp.
5.125% due 06/20/2024 •(i)	1,100,000	1,103

Capital Farm Credit ACA
5.000% due 03/15/2026 •(i)	6,400,000	6,037

Charles Schwab Corp.
4.000% due 12/01/2030 •(i)	9,000,000	7,606
5.000% due 12/01/2027 •(i)	2,000,000	1,825

Citigroup, Inc.
4.700% due 01/30/2025 •(i)	4,800,000	4,702
7.200% due 05/15/2029 •(i)	3,200,000	3,279

Citizens Financial Group, Inc.
4.000% due 10/06/2026 •(i)	1,100,000	954

CoBank ACB
4.250% due 01/01/2027 •(i)	3,500,000	2,884
6.250% due 10/01/2026 •(i)	3,700,000	3,654

Depository Trust & Clearing Corp.
3.375% due 06/20/2026 •(i)	4,500,000	3,996

Discover Financial Services
5.500% due 10/30/2027 •(i)	1,500,000	1,292
6.125% due 06/23/2025 •(i)	3,100,000	3,120

Goldman Sachs Group, Inc.
3.650% due 08/10/2026 •(i)	4,400,000	4,029
7.500% due 02/10/2029 •(i)	2,200,000	2,332

JPMorgan Chase & Co.
3.650% due 06/01/2026 •(i)	4,000,000	3,798
4.000% due 04/01/2025 •(i)	5,800,000	5,653
4.200% due 09/01/2026 (i)	75,000	1,512
4.625% due 06/01/2026 (i)	111,000	2,418
5.000% due 08/01/2024 •(i)	277,000	277
6.125% due 04/30/2024 •(i)	6,877,000	6,878
6.875% due 06/01/2029 •(i)	6,400,000	6,638

Morgan Stanley
6.500% due 10/15/2027 (i)	99,100	2,607

Nationwide Building Society
10.250% ~	2,785	477

State Street Corp.
6.700% due 03/15/2029 •(i)	5,200,000	5,300

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(i)	1,822,950	2,087

Synchrony Financial
8.250% (H15T5Y + 4.044%) due 05/15/2029 ~(i)	80,000	2,001

U.S. Bancorp
5.300% due 04/15/2027 •(i)	1,000,000	960

	SHARES	MARKET VALUE (000S)

Wells Fargo & Co.
4.750% due 03/15/2025 (i)	98,700	$2,142
7.625% due 09/15/2028 •(i)	2,300,000	2,459

		102,087

INDUSTRIALS 0.1%

Energy Transfer LP
6.500% due 11/15/2026 •(i)	1,700,000	1,670

UTILITIES 0.1%

Edison International
5.000% due 12/15/2026 •(i)	1,900,000	1,804

Sempra
4.875% due 10/15/2025 •(i)	3,000,000	2,948

		4,752

Total Preferred Securities (Cost $114,087)		108,509

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (l) 0.1%
		2,822

U.S. TREASURY BILLS 0.0%
5.381% due 06/13/2024 (f)(g)(q)	$1,622	1,605

Total Short-Term Instruments (Cost $4,427)		4,427

Total Investments in Securities (Cost $4,765,988)		4,260,016

	SHARES
INVESTMENTS IN AFFILIATES 1.6%

SHORT-TERM INSTRUMENTS 1.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.6%

PIMCO Short-Term Floating NAV Portfolio III	5,404,103	52,566

Total Short-Term Instruments (Cost $52,566)		52,566

Total Investments in Affiliates (Cost $52,566)		52,566

Total Investments 129.9% (Cost $4,818,554)		$4,312,582

Financial Derivative Instruments (n)(p) 0.0% (Cost or Premiums, net $38,744)		1,089

Other Assets and Liabilities, net (29.9)%		(993,154)

Net Assets 100.0%		$3,320,517

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	103

Schedule of Investments	PIMCO Long-Term Credit Bond Fund	(Cont.)

Þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	When-issued security.

(c)	Payment in-kind security.

(d)	Security is not accruing income as of the date of this report.

(e)	Security did not produce income within the last twelve months.

(f)	Coupon represents a weighted average yield to maturity.

(g)	Zero coupon security.

(h)	Principal amount of security is adjusted for inflation.

(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(j)	Contingent convertible security.

(k) RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Morgan Stanley 0.000% due 04/02/2032	02/11/2020	$9,969	$7,097	0.21%
Westmoreland Mining Holdings	12/08/2014	936	97	0.00
Westmoreland Mining LLC	06/30/2023	215	85	0.00

		$11,120	$7,279	0.21%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(l) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	03/28/2024	04/01/2024	$2,822	U.S. Treasury Notes 5.000% due 09/30/2025	$(2,878)	$2,822	$2,823

Total Repurchase Agreements						$(2,878)	$2,822	$2,823

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BOM	5.420%	03/19/2024	04/02/2024		$	(101,341)	$(101,539)
BRC	4.750	02/23/2024	TBD	(3)		(6,532)	(6,565)
JPS	5.250	03/27/2024	05/03/2024			(870)	(871)
	5.300	03/22/2024	05/03/2024			(3,357)	(3,362)
NOM	4.750	03/05/2024	TBD	(3)		(1,450)	(1,450)
	4.750	03/06/2024	TBD	(3)		(2,411)	(2,419)
NXN	5.410	03/22/2024	04/04/2024			(79,213)	(79,332)
	5.420	04/04/2024	04/18/2024			(69,750)	(69,750)
STR	5.460	03/28/2024	04/01/2024			(240,529)	(240,675)
	5.470	04/01/2024	04/02/2024			(193,121)	(193,121)

Total Reverse Repurchase Agreements							$(699,084)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(4)
UBS	5.410%	02/02/2024	04/04/2024	$(3,919)	$(3,954)
	5.420	02/27/2024	04/26/2024	(85,035)	(85,470)

Total Sale-Buyback Transactions					$(89,424)

104	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2024

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (2.3)%
Uniform Mortgage-Backed Security, TBA	5.500%	04/11/2054	$75,300	$(74,888)	$(74,938)

Total Short Sales (2.3)%				$(74,888)	$(74,938)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BOM	$0	$(101,539)	$0	$(101,539)	$100,460	$(1,079)
BRC	0	(6,565)	0	(6,565)	6,960	395
FICC	2,823	0	0	2,823	(2,878)	(55)
JPS	0	(4,233)	0	(4,233)	4,466	233
NOM	0	(3,869)	0	(3,869)	4,051	182
NXN	0	(149,082)	0	(149,082)	80,416	(68,666)
STR	0	(433,796)	0	(433,796)	243,924	(189,872)

Master Securities Forward Transaction Agreement
UBS	0	0	(89,424)	(89,424)	89,337	(87)

Total Borrowings and Other Financing Transactions	$2,823	$(699,084)	$(89,424)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$(4,233)	$(10,434)	$(14,667)
U.S. Treasury Obligations	(240,675)	(180,871)	0	0	(421,546)

Total	$(240,675)	$(180,871)	$(4,233)	$(10,434)	$(436,213)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(89,424)	0	0	(89,424)

Total	$0	$(89,424)	$0	$0	$(89,424)

Total Borrowings	$(240,675)	$(270,295)	$(4,233)	$(10,434)	$(525,637)

Payable for reverse repurchase agreements and sale-buyback financing transactions (6)					$(525,637)

(m)	Securities with an aggregate market value of $531,487 have been pledged as collateral under the terms of the above master agreements as of March 31, 2024.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(492,944) at a weighted average interest rate of 5.290%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)	Payable for sale-buyback transactions includes $(322) of deferred price drop.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(6)	Unsettled reverse repurchase agreements liability of $(262,871) is outstanding at period end.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	105

Schedule of Investments	PIMCO Long-Term Credit Bond Fund	(Cont.)

(n) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May Futures	$108.500	04/26/2024	54	$54	$(19)	$(5)
Put - CBOT U.S. Treasury 10-Year Note May Futures	109.000	04/26/2024	95	95	(28)	(14)
Call - CBOT U.S. Treasury 10-Year Note May Futures	111.500	04/26/2024	54	54	(19)	(21)
Call - CBOT U.S. Treasury 10-Year Note May Futures	113.000	04/26/2024	95	95	(52)	(10)

Total Written Options					$(118)	$(50)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2024	100	$11,080	$57	$0	$(8)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Japan Government 10-Year Bond June Futures	06/2024	21	$(20,208)	$(6)	$29	$(19)
U.S. Treasury 5-Year Note June Futures	06/2024	1,415	(151,427)	(346)	166	0
U.S. Treasury Long-Term Bond June Futures	06/2024	48	(5,781)	(130)	0	(12)
United Kingdom Long Gilt June Futures	06/2024	162	(20,435)	(59)	0	(86)

				$(541)	$195	$(117)

Total Futures Contracts				$(484)	$195	$(125)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Toll Brothers Finance Corp.	(1.000)%	Quarterly	06/20/2024	0.187%	$3,800	$5	$(13)	$(8)	$0	$(1)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
AES Corp.	5.000%	Quarterly	12/20/2025	0.485%	$	1,100	$218	$(133)	$85	$0	$0
AES Corp.	5.000	Quarterly	12/20/2028	1.185		1,500	186	56	242	1	0
American International Group, Inc.	1.000	Quarterly	12/20/2027	0.388		2,000	(12)	55	43	0	0
AT&T, Inc.	1.000	Quarterly	12/20/2025	0.438		1,600	21	(6)	15	0	0
AT&T, Inc.	1.000	Quarterly	06/20/2026	0.473		4,200	64	(16)	48	1	0
AT&T, Inc.	1.000	Quarterly	06/20/2028	0.595		1,100	(6)	23	17	1	0
Boeing Co.	1.000	Quarterly	06/20/2026	0.650		400	(3)	6	3	0	0
Boeing Co.	1.000	Quarterly	12/20/2026	0.732		1,000	(6)	14	8	0	0
Boeing Co.	1.000	Quarterly	06/20/2027	0.788		1,100	(65)	73	8	0	0
British Telecommunications PLC	1.000	Quarterly	06/20/2028	0.511	EUR	1,900	2	38	40	0	0
British Telecommunications PLC	1.000	Quarterly	12/20/2028	0.596		2,100	(12)	53	41	0	(1)
Cellnex Telecom SA	5.000	Quarterly	12/20/2030	1.429		2,400	477	79	556	7	0
Comcast Corp.	1.000	Quarterly	12/20/2026	0.233	$	4,500	119	(29)	90	0	0
Enbridge, Inc.	1.000	Quarterly	12/20/2026	0.438		3,700	36	19	55	0	(1)
Ford Motor Co.	5.000	Quarterly	12/20/2024	0.237		6,800	722	(477)	245	3	0
General Electric Co.	1.000	Quarterly	06/20/2026	0.170		1,900	22	12	34	0	0
General Electric Co.	1.000	Quarterly	12/20/2026	0.204		300	3	3	6	0	0
Teck Resources Ltd.	5.000	Quarterly	06/20/2026	0.491		3,600	611	(260)	351	1	0
Telefonica Emisiones SAU	1.000	Quarterly	06/20/2028	0.511	EUR	3,200	12	56	68	1	0
Tesco PLC	1.000	Quarterly	06/20/2028	0.399		1,100	11	18	29	0	0
Verizon Communications, Inc.	1.000	Quarterly	12/20/2024	0.261	$	3,300	10	8	18	0	0
Verizon Communications, Inc.	1.000	Quarterly	12/20/2026	0.439		3,300	80	(32)	48	0	0
Volkswagen International Finance NV	1.000	Quarterly	06/20/2028	0.672	EUR	1,500	(14)	36	22	1	0

							$2,476	$(404)	$2,072	$16	$(2)

106	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2024

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.EM-31 5-Year Index	1.000%	Quarterly	06/20/2024	$	18,748	$(852)	$892	$40	$3	$0
CDX.EM-34 5-Year Index	1.000	Quarterly	12/20/2025		3,404	(123)	87	(36)	3	0
CDX.EM-36 5-Year Index	1.000	Quarterly	12/20/2026		2,116	(78)	67	(11)	0	0
CDX.EM-39 5-Year Index	1.000	Quarterly	06/20/2028		200	(13)	10	(3)	0	0
CDX.EM-40 5-Year Index	1.000	Quarterly	12/20/2028		1,500	(72)	36	(36)	0	0
CDX.IG-41 5-Year Index	1.000	Quarterly	12/20/2028		493,700	9,595	1,839	11,434	40	0
CDX.IG-42 5-Year Index	1.000	Quarterly	06/20/2029		1,072,100	24,006	569	24,575	91	0

						$32,463	$3,500	$35,963	$137	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day GBP-SONIO Compounded-OIS	3.700%	Annual	03/28/2034	GBP	1,300	$(6)	$0	$(6)	$0	$(6)
Receive(6)	1-Day GBP-SONIO Compounded-OIS	3.750	Annual	09/18/2034		3,400	(54)	(9)	(63)	0	(19)
Receive(6)	1-Day GBP-SONIO Compounded-OIS	3.750	Annual	09/18/2054		1,900	(39)	(12)	(51)	0	(22)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	09/15/2024	JPY	2,666,300	(18)	25	7	0	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.300	Semi-Annual	03/20/2028		33,400	0	2	2	0	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	1.000	Annual	09/20/2043		1,180,000	172	182	354	0	(30)
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2027	$	120,700	3,988	11,842	15,830	300	0
Receive	1-Day USD-SOFR Compounded-OIS	3.655	Annual	05/31/2028		72,200	0	1,237	1,237	124	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2031		27,000	(11)	139	128	30	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2034		19,300	(300)	373	73	10	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	3.500	Annual	06/20/2054		11,275	211	(23)	188	0	(29)
Pay	1-Year BRL-CDI	9.815	Maturity	01/04/2027	BRL	74,400	0	(118)	(118)	0	(29)
Pay	1-Year BRL-CDI	9.832	Maturity	01/04/2027		67,700	0	(102)	(102)	0	(25)
Pay	1-Year BRL-CDI	9.835	Maturity	01/04/2027		117,800	0	(135)	(135)	0	(2)
Pay	1-Year BRL-CDI	9.842	Maturity	01/04/2027		16,700	0	(24)	(24)	0	(6)
Pay	6-Month AUD-BBR-BBSW	4.500	Semi-Annual	09/20/2033	AUD	21,000	(149)	500	351	76	0
Pay	6-Month AUD-BBR-BBSW	4.500	Semi-Annual	03/20/2034		33,900	(168)	724	556	132	0
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/13/2027	EUR	5,500	(20)	(350)	(370)	5	0
Receive	6-Month EUR-EURIBOR	3.179	Annual	11/29/2028		300	(1)	(5)	(6)	0	(1)
Receive	6-Month EUR-EURIBOR	2.920	Annual	12/13/2028		3,300	(6)	(19)	(25)	0	(9)
Receive	6-Month EUR-EURIBOR	2.880	Annual	12/19/2028		3,000	(6)	(12)	(18)	0	(8)
Receive	6-Month EUR-EURIBOR	2.950	Annual	12/29/2028		1,900	(3)	(16)	(19)	0	(5)
Receive	6-Month EUR-EURIBOR	2.760	Annual	01/03/2029		2,100	(4)	2	(2)	0	(6)
Pay	6-Month EUR-EURIBOR	2.750	Annual	03/05/2034		1,000	(3)	18	15	5	0
Receive(6)	6-Month EUR-EURIBOR	2.670	Annual	04/03/2034		1,300	(4)	(7)	(11)	0	(11)
Pay(6)	6-Month EUR-EURIBOR	2.750	Annual	09/18/2034		13,400	225	79	304	77	0
Receive	6-Month EUR-EURIBOR	0.000	Annual	03/17/2053		12,170	1,214	5,095	6,309	0	(95)
Receive(6)	6-Month EUR-EURIBOR	2.500	Annual	09/18/2054		22,400	(1,069)	(76)	(1,145)	0	(268)

							$3,949	$19,310	$23,259	$759	$(571)

Total Swap Agreements							$38,893	$22,393	$61,286	$912	$(574)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$195	$912	$1,107	$(50)	$(125)	$(574)	$(749)

(o)

Securities with an aggregate market value of $63,718 and cash of $8,443 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	107

Schedule of Investments	PIMCO Long-Term Credit Bond Fund	(Cont.)

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(p) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2024	AUD	529		$347	$2	$0
	04/2024		$36	AUD	55	0	0
	05/2024	AUD	55		$36	0	0

BOA	04/2024	GBP	3,715		4,750	61	0
	04/2024	JPY	391,432		2,591	5	0
	04/2024		$50	AUD	77	0	0
	04/2024		69	CNY	488	0	0
	04/2024		1,108	EUR	1,023	0	(4)
	05/2024	AUD	77		$51	0	0
	05/2024		$2,591	JPY	389,652	0	(5)

BPS	04/2024	AUD	426		$277	0	(1)
	04/2024	CAD	287		212	0	0
	04/2024	GBP	14,071		17,862	102	0
	04/2024		$1,104	CAD	1,498	2	0
	04/2024		98	CNY	696	0	0
	05/2024		2,356	EUR	2,181	0	0
	06/2024	THB	203,191		$5,747	142	0
	06/2024		$764	IDR	12,035,593	0	(7)
	06/2024		3,730	INR	310,703	0	(12)

BRC	04/2024		27	NOK	288	0	(1)
	04/2024		96	THB	3,463	0	(1)
	04/2024		4,392	TRY	143,975	0	(55)
	05/2024	TRY	56,128		$1,631	0	(3)
	05/2024		$47	NOK	507	0	0
	05/2024		4,457	TRY	151,391	0	(20)
	06/2024		751		27,148	15	0

CBK	04/2024	BRL	16,696		$3,329	0	0
	04/2024	CNH	582		80	0	0
	04/2024	GBP	9,164		11,673	109	(2)
	04/2024	MXN	19,830		1,182	0	(8)
	04/2024	THB	202,714		5,639	75	0
	04/2024		$3,395	BRL	16,696	0	(66)
	05/2024		3,327		16,736	0	0
	06/2024		5,662	THB	202,714	0	(70)

DUB	04/2024	EUR	35,380		$38,455	285	0
	05/2024		$2,486	BRL	12,385	0	(24)

FAR	04/2024	JPY	668,424		$4,421	5	0
	05/2024		$4,421	JPY	665,391	0	(5)

GLM	05/2024		779	TRY	26,925	14	0

JPM	04/2024	CAD	35,505		$26,314	102	0
	05/2024	TRY	40,185		1,162	0	(1)
	05/2024		$5,421	TRY	184,557	3	(5)
	06/2024		2,949	IDR	46,596,309	0	(20)
	06/2024		21	MXN	349	0	0
	06/2024		13	THB	477	0	0

108	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2024

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
MBC	04/2024	CNH	281		$39	$1	$0
	04/2024	EUR	14,544		15,855	152	0
	04/2024	GBP	227		291	5	0
	04/2024		$25,081	CAD	34,014	30	0
	04/2024		34,326	GBP	27,177	0	(25)
	04/2024		3,046	JPY	456,539	0	(31)
	04/2024		5,800	THB	206,555	0	(132)
	05/2024	CAD	33,999		$25,081	0	(30)
	05/2024	GBP	27,177		34,332	25	0
	06/2024		$1,362	IDR	21,532,133	0	(8)

MYI	04/2024	CNH	117		$16	0	0
	04/2024	CNY	1,164		164	0	0
	04/2024		$37,182	EUR	34,357	0	(115)
	05/2024	EUR	34,357		$37,227	117	0
	05/2024		$164	CNY	1,166	0	0
	06/2024		1,049	IDR	16,290,462	0	(25)

RBC	04/2024		16	MXN	284	1	0

SCX	04/2024	CNH	284		$40	1	0
	04/2024	THB	7,304		202	2	0
	05/2024		$252	NOK	2,698	0	(4)
	06/2024		2,820	IDR	44,558,661	0	(19)
	06/2024		5,747	INR	478,465	0	(23)

SSB	04/2024		2,359	EUR	2,181	0	(6)
	05/2024	MXN	262,746		$15,463	0	(238)

TOR	04/2024	AUD	5,347		3,504	20	0
	04/2024		$4,047	JPY	604,897	0	(51)
	04/2024		278	NOK	2,920	0	(9)
	05/2024	AUD	66		$43	0	0

UAG	04/2024		$3,990	AUD	6,104	0	(12)
	05/2024	AUD	6,104		$3,993	12	0

Total Forward Foreign Currency Contracts						$1,288	$(1,038)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
DUB	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.500%	02/13/2025	12,100	$182	$119

FAR	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.600	12/13/2024	21,100	240	141

GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.975	05/29/2024	34,800	38	25

Total Purchased Options							$460	$285

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.500%	04/08/2024	3,100	$ (6)	$(1)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.850	04/08/2024	3,100	(6)	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.550	04/15/2024	1,800	(6)	(8)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.810	04/15/2024	1,800	(6)	(1)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.560	04/18/2024	1,800	(5)	(10)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.850	04/18/2024	1,800	(5)	(1)

CKL	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.480	04/29/2024	3,000	(4)	(5)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.780	04/29/2024	3,000	(4)	(4)

FAR	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.705	04/22/2024	4,100	(14)	(13)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.105	04/22/2024	4,100	(14)	(5)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.690	04/26/2024	6,000	(17)	(22)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.090	04/26/2024	6,000	(17)	(10)

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.195	05/29/2024	17,400	(38)	(1)
	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.430	04/12/2024	3,000	(5)	(1)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.770	04/12/2024	3,000	(5)	(2)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	109

Schedule of Investments	PIMCO Long-Term Credit Bond Fund	(Cont.)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500%	04/08/2024	2,800	$(10)	$0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.900	04/08/2024	2,800	(10)	(6)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.680	04/15/2024	2,700	(9)	(5)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.080	04/15/2024	2,700	(9)	(2)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.685	04/18/2024	2,700	(11)	(7)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	04/18/2024	2,700	(9)	(11)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.085	04/18/2024	2,700	(11)	(3)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.150	04/18/2024	2,700	(9)	(2)

JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550	04/12/2024	3,100	(11)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.950	04/12/2024	3,100	(11)	(7)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.490	04/05/2024	1,400	(4)	(1)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.810	04/05/2024	1,400	(4)	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.480	04/25/2024	1,800	(5)	(7)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.770	04/25/2024	1,800	(5)	(3)

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	04/02/2024	5,800	(14)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.250	04/02/2024	5,800	(14)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.624	04/01/2024	3,000	(11)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.627	04/01/2024	3,000	(11)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.688	04/01/2024	3,000	(11)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.024	04/01/2024	3,000	(11)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.027	04/01/2024	3,000	(11)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.088	04/01/2024	3,000	(11)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	04/11/2024	1,500	(6)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.900	04/11/2024	1,500	(6)	(5)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.678	04/25/2024	2,800	(8)	(9)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.078	04/25/2024	2,800	(8)	(5)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.690	04/26/2024	2,900	(8)	(11)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.090	04/26/2024	2,900	(8)	(5)

							$(408)	$(174)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	$95.078	04/04/2024	1,600	$(6)	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	95.156	04/04/2024	1,400	(5)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	96.180	04/04/2024	1,600	(6)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	96.766	04/04/2024	2,600	(7)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	98.078	04/04/2024	1,600	(5)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	98.156	04/04/2024	1,400	(4)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	95.656	05/06/2024	5,200	(25)	(8)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	97.656	05/06/2024	5,200	(18)	(32)
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 06/01/2054	96.195	06/06/2024	2,600	(13)	(11)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 06/01/2054	99.195	06/06/2024	2,600	(8)	(6)

					$(97)	$(60)

Total Written Options					$(505)	$(234)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
BPS	Tencent Holdings Ltd.	1.000%	Quarterly	12/20/2024	0.268%	$	1,700	$19	$(9)	$10	$0

BRC	Alibaba Group Holding Ltd.	1.000	Quarterly	12/20/2024	0.287		5,800	70	(38)	32	0
	Baidu, Inc.	1.000	Quarterly	12/20/2024	0.321		2,600	(15)	28	13	0
	NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	12/20/2025	0.298		1,000	22	(10)	12	0
	Pertamina Persero PT	1.000	Quarterly	12/20/2024	0.274		2,700	(27)	42	15	0
	Tencent Holdings Ltd.	1.000	Quarterly	12/20/2024	0.268		3,500	34	(14)	20	0

CBK	Colombia Government International Bond	1.000	Quarterly	06/20/2024	0.224		500	(5)	6	1	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	0.274		1,400	5	3	8	0

GST	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.153		2,800	(23)	41	18	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2028	0.835		900	(10)	17	7	0
	Saudi Arabia Government International Bond	1.000	Quarterly	12/20/2026	0.311		900	21	(5)	16	0

HUS	Mexico Government International Bond	1.000	Quarterly	06/20/2024	0.122		2,800	(37)	44	7	0

110	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2024

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
JPM	Banco do Brasil SA	1.000%	Quarterly	12/20/2024	0.842%	$	3,100	$(70)	$75	$5	$0
	Mexico Government International Bond	1.000	Quarterly	06/20/2026	0.36		1,600	(13)	35	22	0
	NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	06/20/2024	0.108		3,400	47	(39)	8	0
	NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	12/20/2024	0.139		1,700	23	(12)	11	0

MYC	Brookfield Asset Management, Inc.	1.000	Quarterly	06/20/2025	0.271		1,100	0	10	10	0
	Consolidated Edison Co. of New York, Inc.	1.000	Quarterly	12/20/2024	0.1		3,400	66	(43)	23	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.153		2,400	(21)	36	15	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2025	0.315		300	(4)	8	4	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2026	0.461		4,000	11	45	56	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2027	0.531		2,900	(10)	51	41	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2028	0.723		1,300	(25)	39	14	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2028	0.835		5,400	(57)	97	40	0

NGF	Baidu, Inc.	1.000	Quarterly	12/20/2024	0.321		1,800	0	9	9	0

								$1	$416	$417	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BRC	iTraxx Asia Ex-Japan 41 5-Year Index	1.000%	Quarterly	06/20/2029	JPY	43,000	$8	$0	$8	$0

JPM	iTraxx Asia Ex-Japan 41 5-Year Index	1.000	Quarterly	06/20/2029		26,000	5	0	5	0

							$13	$0	$13	$0

Total Swap Agreements							$14	$416	$430	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
AZD	$2	$0	$0	$2	$0	$0	$0	$0	$2	$0	$2
BOA	66	0	0	66	(9)	0	0	(9)	57	0	57
BPS	246	0	10	256	(20)	0	0	(20)	236	0	236
BRC	15	0	100	115	(80)	0	0	(80)	35	0	35
CBK	184	0	9	193	(146)	(21)	0	(167)	26	0	26
CKL	0	0	0	0	0	(9)	0	(9)	(9)	0	(9)
DUB	285	119	0	404	(24)	0	0	(24)	380	(300)	80
FAR	5	141	0	146	(5)	(50)	0	(55)	91	0	91
GLM	14	25	0	39	0	(40)	0	(40)	(1)	0	(1)
GST	0	0	41	41	0	0	0	0	41	(30)	11
HUS	0	0	7	7	0	0	0	0	7	0	7
JPM	105	0	51	156	(26)	(79)	0	(105)	51	0	51
MBC	213	0	0	213	(226)	0	0	(226)	(13)	0	(13)
MYC	0	0	203	203	0	(35)	0	(35)	168	0	168
MYI	117	0	0	117	(140)	0	0	(140)	(23)	27	4
NGF	0	0	9	9	0	0	0	0	9	0	9
RBC	1	0	0	1	0	0	0	0	1	0	1
SCX	3	0	0	3	(46)	0	0	(46)	(43)	0	(43)
SSB	0	0	0	0	(244)	0	0	(244)	(244)	292	48
TOR	20	0	0	20	(60)	0	0	(60)	(40)	0	(40)
UAG	12	0	0	12	(12)	0	0	(12)	0	0	0

Total Over the Counter	$1,288	$285	$430	$2,003	$(1,038)	$(234)	$0	$(1,272)

(q)

Securities with an aggregate market value of $319 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2024.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	111

Schedule of Investments	PIMCO Long-Term Credit Bond Fund	(Cont.)

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments – Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$195	$195
Swap Agreements	0	153	0	0	759	912

	$0	$153	$0	$0	$954	$1,107

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,288	$0	$1,288
Purchased Options	0	0	0	0	285	285
Swap Agreements	0	430	0	0	0	430

	$0	$430	$0	$1,288	$285	$2,003

	$0	$583	$0	$1,288	$1,239	$3,110

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$50	$50
Futures	0	0	0	0	125	125
Swap Agreements	0	3	0	0	571	574

	$0	$3	$0	$0	$746	$749

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,038	$0	$1,038
Written Options	0	0	0	0	234	234

	$0	$0	$0	$1,038	$234	$1,272

	$0	$3	$0	$1,038	$980	$2,021

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$815	$815
Futures	0	0	0	0	2,221	2,221
Swap Agreements	0	33,564	0	0	720	34,284

	$0	$33,564	$0	$0	$3,756	$37,320

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4,655)	$0	$(4,655)
Purchased Options	0	0	0	0	98	98
Written Options	0	0	0	0	3,654	3,654
Swap Agreements	0	400	0	0	0	400

	$0	$400	$0	$(4,655)	$3,752	$(503)

	$0	$33,964	$0	$(4,655)	$7,508	$36,817

112	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2024

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(141)	$(141)
Futures	0	0	0	0	3,071	3,071
Swap Agreements	0	(1,852)	0	0	8,387	6,535

	$0	$(1,852)	$0	$0	$11,317	$9,465

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,911	$0	$1,911
Purchased Options	0	0	0	0	(175)	(175)
Written Options	0	0	0	0	24	24
Swap Agreements	0	535	0	0	0	535

	$0	$535	$0	$1,911	$(151)	$2,295

	$0	$(1,317)	$0	$1,911	$11,166	$11,760

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Loan Participations and Assignments	$0	$35,404	$0	$35,404
Corporate Bonds & Notes
Banking & Finance	0	801,461	72	801,533
Industrials	0	1,092,140	600	1,092,740
Utilities	0	529,350	0	529,350
Convertible Bonds & Notes
Banking & Finance	0	30	0	30
Municipal Bonds & Notes
California	0	7,532	0	7,532
Georgia	0	11,175	0	11,175
Illinois	0	2,317	0	2,317
Indiana	0	897	0	897
Ohio	0	12,379	0	12,379
Pennsylvania	0	12,846	0	12,846
Texas	0	10,098	0	10,098
Washington	0	1,107	0	1,107
U.S. Government Agencies	0	543,541	0	543,541
U.S. Treasury Obligations	0	921,749	0	921,749
Non-Agency Mortgage-Backed Securities	0	22,879	241	23,120
Asset-Backed Securities	1,000	60,531	78	61,609
Sovereign Issues	0	77,637	0	77,637
Common Stocks
Industrials	0	0	1,725	1,725
Real Estate	291	0	0	291
Preferred Securities
Banking & Finance	10,680	91,407	0	102,087
Industrials	0	1,670	0	1,670
Utilities	0	4,752	0	4,752
Short-Term Instruments
Repurchase Agreements	0	2,822	0	2,822
U.S. Treasury Bills	0	1,605	0	1,605

	$11,971	$4,245,329	$2,716	$4,260,016

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$52,566	$0	$0	$52,566

Total Investments	$64,537	$4,245,329	$2,716	$4,312,582

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(74,938)	$0	$(74,938)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	29	1,078	0	1,107
Over the counter	0	2,003	0	2,003

	$29	$3,081	$0	$3,110

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(105)	(644)	0	(749)
Over the counter	0	(1,272)	0	(1,272)

	$(105)	$(1,916)	$0	$(2,021)

Total Financial Derivative Instruments	$(76)	$1,165	$0	$1,089

Totals	$64,461	$4,171,556	$2,716	$4,238,733

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	113

Schedule of Investments	PIMCO Low Duration Credit Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 97.5%

LOAN PARTICIPATIONS AND ASSIGNMENTS 57.8%

ABG Intermediate Holdings 2 LLC
8.927% due 12/21/2028	$138	$139

Acrisure LLC
8.945% (LIBOR01M + 3.500%) due 02/15/2027 ~	223	223
9.695% (LIBOR01M + 4.250%) due 02/15/2027 ~	124	125
9.830% (TSFR1M + 4.500%) due 11/06/2030 ~	150	151

Adevinta ASA
8.332% (TSFR03M + 2.750%) due 06/26/2028 ~	122	122

Ahead DB Holdings LLC
9.159% (TSFR03M + 3.750%) due 10/18/2027 ~	297	298

Al Aqua Merger Sub, Inc.
9.072% (TSFR1M + 3.750%) due 07/31/2028 ~	595	597

Alliant Holdings Intermediate LLC
8.827% (TSFR1M + 3.500%) due 11/06/2030 ~	585	588

Altice France SA
10.814% (TSFR03M + 5.500%) due 08/15/2028 ~	491	393

Amer Sports Co.
8.576% (TSFR03M + 3.250%) due 02/17/2031 ~	300	301

American Airlines, Inc.
10.329% (TSFR03M + 4.750%) due 04/20/2028 ~	255	265

Amsurg
10.123% (TSFR03M + 4.750%) due 11/03/2028 «~	202	202
14.248% due 07/20/2026 «~	782	782

AP Core Holdings LLC
10.945% due 09/01/2027	100	98

Applied Systems, Inc.
8.809% (TSFR03M + 3.500%) due 02/24/2031 ~	1,100	1,108

AppLovin Corp.
TBD% due 08/16/2030	400	400
7.830% (TSFR1M + 2.500%) due 10/25/2028 ~	483	484

Arches Buyer, Inc.
8.680% (TSFR1M + 3.250%) due 12/06/2027 ~	297	288

Aretec Group, Inc.
9.927% (TSFR1M + 4.500%) due 08/09/2030 ~	399	402

Armor Holding LLC
9.934% (TSFR06M + 4.500%) due 12/11/2028 ~	562	565

Artera Services LLC
TBD% due 02/15/2031	400	402

Ascend Learning LLC
8.930% due 12/11/2028	297	296

ASP Blade Holdings, Inc.
8.692% due 12/23/2026	602	592

AssuredPartners, Inc.
8.827% (TSFR1M + 3.500%) due 02/12/2027 ~	389	389
8.827% (TSFR1M + 3.500%) due 02/14/2031 ~	150	150

Athenahealth Group, Inc.
8.580% (TSFR1M + 3.250%) due 02/15/2029 ~	352	349

AVSC Holding Corp. (8.676% Cash and 0.250% PIK)
8.926% due 03/03/2025 (b)	597	600

Barracuda Networks, Inc.
9.813% (TSFR03M + 4.500%) due 08/15/2029 ~	99	98

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bausch & Lomb Corp.
9.330% (TSFR1M + 4.000%) due 09/29/2028 ~	$896	$897

BCPE Empire Holdings, Inc.
9.330% (TSFR1M + 4.000%) due 12/11/2028 ~	730	732

Berlin Packaging LLC
8.577% - 8.690% (TSFR03M + 3.250%) due 03/11/2028 ~	297	296

BIP PipeCo Holdings LLC
8.580% (TSFR03M + 3.250%) due 12/06/2030 ~	375	376

Blackhawk Network Holdings, Inc.
10.327% (TSFR1M + 5.000%) due 03/12/2029 ~	400	401

Bmc Software, Inc.
9.580% (TSFR1M + 4.250%) due 12/29/2028 ~	249	251

Bracket Intermediate Holding Corp.
10.402% (TSFR03M + 5.000%) due 05/08/2028 ~	498	500

Caesars Entertainment Corp.
8.040% (TSFR03M + 2.750%) due 02/06/2031 ~	300	301
8.663% (TSFR03M + 3.250%) due 02/06/2030 ~	149	149

Carnival Corp.
8.319% (TSFR1M + 3.000%) due 08/08/2027 ~	1,081	1,084

Castlelake Aviation Ltd.
7.829% (TSFR03M + 2.500%) due 10/22/2026 ~	523	524

Catalent Pharma Solutions, Inc.
8.329% (TSFR1M + 3.000%) due 02/22/2028 ~	400	402

Cengage Learning, Inc.
TBD% due 03/22/2031	425	425

Central Parent, Inc.
9.309% (TSFR03M + 4.000%) due 07/06/2029 ~	743	746

Charter NEX US, Inc.
8.827% (TSFR1M + 3.500%) due 12/01/2027 ~	497	498

Chobani, LLC
9.075% (TSFR1M + 3.750%) due 10/25/2027 ~	599	603

Clarios Global LP
8.330% (TSFR1M + 3.000%) due 05/06/2030 ~	698	701

Clean Harbors Inc.
TBD% due 10/08/2028	474	475

Cloud Software Group, Inc.
9.909% due 03/30/2029	940	937

Clydesdale Acquisition Holdings, Inc.
9.105% (TSFR1M + 3.675%) due 04/13/2029 ~	1,228	1,231

CNT Holdings I Corp.
8.817% (TSFR03M + 3.500%) due 11/08/2027 ~	300	301

Cohesity
TBD% due 03/08/2031 «µ	32	32
TBD% due 03/08/2031 «	300	300

Cotiviti, Inc.
TBD% due 02/21/2031	1,525	1,523

Covanta Holding Corp.
8.068% (TSFR1M + 2.750%) due 11/30/2028 ~	499	499

CQP Holdco LP
8.302% (TSFR03M + 3.000%) due 12/31/2030 ~	1,104	1,109

Crash Champions LLC
10.074% (TSFR03M + 4.750%) due 02/23/2029 ~	250	251

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Creative Artists Agency LLC
1.000% due 11/27/2028	$9	$100

Crown Subsea Communications Holding, Inc.
10.067% (TSFR03M + 4.750%) due 01/30/2031 ~	300	302

Cvent, Inc.
9.052% (TSFR03M + 3.750%) due 06/17/2030 ~	299	300

Da Vinci Purchaser Corp.
9.442% due 01/08/2027	201	202

DirecTV Financing LLC
10.695% (TSFR1M + 5.250%) due 08/02/2029 ~	557	557

Dun & Bradstreet Corp.
8.082% (TSFR1M + 2.750%) due 01/18/2029 ~	684	684

Edelman Financial Center LLC
8.945% (TSFR1M + 3.500%) due 04/07/2028 ~	99	100

Endure Digital, Inc.
9.422% (TSFR06M + 3.500%) due 02/10/2028 ~	958	937

Ensono LP
9.442% - 9.447% (TSFR03M + 4.000%) due 05/26/2028 ~	497	483

Entain Holdings Gibraltar Ltd.
8.909% due 10/31/2029	247	249

Fertitta Entertainment LLC
9.077% (TSFR1M + 3.750%) due 01/27/2029 ~	298	299

Fiesta Purchaser, Inc.
9.312% - 9.327% (TSFR1M + 4.000%) due 02/12/2031 ~	450	451

FinCo LLC
8.313% (TSFR03M + 3.000%) due 06/27/2029 ~	299	299

First Brands Group, LLC
10.574% (TSFR03M + 5.000%) due 03/30/2027 ~	600	602

First Student Bidco, Inc.
8.312% (TSFR03M + 3.000%) due 07/21/2028 ~	1,107	1,108

Focus Financial Partners, LLC
8.080% (TSFR1M + 2.750%) due 06/30/2028 ~	348	348

Fogo De Chao, Inc.
10.077% (TSFR1M + 4.750%) due 09/30/2030 ~	500	497

Forest City Enterprises LP
8.829% (TSFR1M + 3.500%) due 12/08/2025 ~	360	346

Fortrea Holdings, Inc.
9.080% (TSFR1M + 3.750%) due 06/30/2030 ~	248	249

Foundation Building Materials Holding Co. LLC
8.824% (TSFR03M + 3.250%) due 01/31/2028 ~	501	502

Gainwell Acquisition Corp.
9.409% due 10/01/2027	284	272

Garda World Security Corp.
9.583% (TSFR03M + 4.250%) due 02/01/2029 ~	850	853

Genesys Cloud Services, Inc.
9.192% due 12/01/2027	75	75

Getty Images, Inc.
9.909% due 02/19/2026	294	295

GIP Pilot Acquisition Partners LP
8.327% (TSFR03M + 3.000%) due 10/04/2030 ~	275	276

Graham Packaging Co., Inc.
8.445% (TSFR1M + 3.000%) due 08/04/2027 ~	28	28

Gray Television, Inc.
8.440% (TSFR1M + 3.000%) due 12/01/2028 ~	283	266

114	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Great Outdoors Group LLC
9.195% (TSFR1M + 3.750%) due 03/06/2028 ~	$297	$298

Greeneden U.S. Holdings LLC
9.329% (TSFR1M + 4.000%) due 12/01/2027 ~	162	163

Grinding Media, Inc.
9.591% (TSFR03M + 4.000%) due 10/12/2028 ~	298	297

HUB International Ltd.
8.574% (TSFR03M + 3.250%) due 06/20/2030 ~	702	703

iHeartCommunications, Inc.
8.695% due 05/01/2026	150	131

II-VI, Inc.
8.195% due 07/02/2029	355	356

INEOS Enterprises Holdings U.S. Finco LLC
9.193% (TSFR03M + 3.750%) due 07/08/2030 ~	500	501

INEOS U.S. Finance LLC
9.080% (TSFR1M + 3.750%) due 02/07/2031 ~	350	351

Insulet Corp.
8.330% (TSFR1M + 3.000%) due 05/04/2028 ~	576	578

IRB Holding Corp.
8.177% (TSFR1M + 2.750%) due 12/15/2027 ~	958	960

Isolved, Inc.
9.327% (TSFR1M + 4.000%) due 10/14/2030 ~	425	428

Ivanti Software, Inc.
9.839% due 12/01/2027	809	759

Janus International Group LLC
8.623% (TSFR03M + 3.250%) due 08/03/2030 ~	249	250

Jazz Financing Lux SARL
8.445% due 05/05/2028	297	299

KBR, Inc.
7.580% (TSFR1M + 2.250%) due 01/17/2031 ~	550	552

Kohler Energy LLC
TBD% due 01/30/2031	425	426

KUEHG Corp.
10.302% (TSFR03M + 5.000%) due 06/12/2030 ~	100	100

LABL, Inc.
10.427% (TSFR1M + 5.000%) due 10/29/2028 ~	359	353

LBM Acquisition LLC
9.177% (TSFR1M + 3.750%) due 12/17/2027 ~	347	347

Level 3 Financing Inc.
11.896% (TSFR1M + 6.570%) due 04/15/2029 ~«	100	99
11.896% (TSFR1M + 6.570%) due 04/15/2030 ~«	100	100

Life Time Fitness, Inc.
9.574% due 01/15/2026	700	705

Lifepoint Health, Inc.
11.087% due 11/16/2028	618	620

Madison IAQ LLC
8.693% due 06/21/2028	691	691

Magenta Buyer LLC
10.574% (TSFR03M + 5.000%) due 07/27/2028 ~	179	108

Marriott Ownership Resorts, Inc.
7.180% (TSFR1M + 1.750%) due 08/29/2025 ~	250	250

Mauser Packaging Solutions Holding Co.
9.326% (TSFR1M + 4.000%) due 08/14/2026 ~	744	748

Mavis Tire Express Services Corp.
9.077% (TSFR1M + 3.750%) due 05/04/2028 ~	599	600

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

McAfee LLC
9.176% due 03/01/2029	$297	$297

Medline Borrower LP
8.441% (TSFR1M + 3.000%) due 10/23/2028 ~	271	271

Merlin Entertainments Ltd.
TBD% due 11/12/2029	600	600

MH SUB I, LLC
9.580% (TSFR1M + 4.250%) due 05/03/2028 ~	1,020	1,015

Michaels Cos., Inc.
TBD% due 04/15/2028	100	90

Mitchell International, Inc.
9.195% (TSFR1M + 3.750%) due 10/15/2028 ~	297	297

MITER Brands
TBD% due 03/21/2031	300	302

Mosel Bidco SE
10.059% (TSFR03M + 4.750%) due 09/16/2030 ~	300	301

MPH Acquisition Holdings LLC
9.855% due 09/01/2028	99	96

NGL Energy Partners LP
9.830% (TSFR1M + 4.500%) due 02/02/2031 ~	200	201

Nielsen Consumer, Inc.
11.580% (TSFR1M + 6.250%) due 03/06/2028 ~	298	297

Nouryon Finance BV
9.307% - 9.419% (TSFR03M + 4.000%) due 04/03/2028 ~	1,144	1,149

Nuvei Technologies Corp.
8.430% (TSFR1M + 3.000%) due 12/19/2030 ~	299	300

Olympus Water U.S. Holding Corp.
9.566% (TSFR03M + 4.250%) due 11/09/2028 ~	448	450

Omnia Partners, LLC
9.074% (TSFR03M + 3.750%) due 07/25/2030 ~	400	402

Ontario Gaming GTA LP
9.559% (TSFR03M + 4.250%) due 08/01/2030 ~	275	276

Option Care Health, Inc.
8.195% due 10/27/2028	261	262

Oscar AcquisitionCo LLC
9.902% due 04/29/2029	348	350

OT Merger Corp.
9.564% (TSFR03M + 4.000%) due 10/13/2028 ~	200	181

Padagis LLC
10.341% due 07/06/2028	300	288

Parexel International Corp.
8.692% (TSFR1M + 3.250%) due 11/15/2028 ~	860	863

Park River Holdings, Inc.
8.843% (TSFR03M + 3.250%) due 12/28/2027 ~	497	494

Particle Investments SARL
TBD% due 03/19/2031	300	301

Peraton Corp.
9.180% (TSFR1M + 3.750%) due 02/01/2028 ~	296	296

PG Investment Co.
TBD% due 02/24/2031	375	376

Phoenix Guarantor, Inc.
8.577% (TSFR1M + 3.250%) due 02/21/2031 ~	843	833

Polaris Newco LLC
9.574% due 06/02/2028	665	659

Presidio Holdings, Inc.
8.913% - 8.930% (TSFR03M + 3.500%) due 01/22/2027 ~	175	176

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Project Alpha Intermediate Holding, Inc.
10.063% (TSFR03M + 4.750%) due 10/28/2030 ~	$400	$403

Proofpoint, Inc.
TBD% (TSFR1M + 3.250%) due 08/31/2028 ~	622	623

PUG LLC
10.075% (TSFR03M + 4.750%) due 03/15/2030 ~	598	600

Quartz Acquireco LLC
8.809% (TSFR03M + 3.500%) due 06/28/2030 ~	299	300

R1 RCM Inc.
8.326% (TSFR03M + 3.000%) due 06/21/2029 ~	750	753

Rand Parent LLC
9.559% (TSFR03M + 4.250%) due 03/17/2030 ~	172	172

RealPage, Inc.
8.445% (TSFR1M + 3.000%) due 04/24/2028 ~	927	903

Red Rock Resorts
TBD% due 03/14/2031	200	200

Renaissance Holdings Corp.
9.577% (TSFR1M + 4.250%) due 04/05/2030 ~	400	401

Reynolds Group Holdings, Inc.
8.695% due 09/24/2028	630	633

Scientific Games Holdings LP
8.580% (TSFR03M + 3.250%) due 04/04/2029 ~	786	787

SCIH Salt Holdings, Inc.
9.329% (TSFR1M + 4.000%) due 03/16/2027 ~	149	150

Sedgwick Claims Management Services, Inc.
9.077% (TSFR1M + 3.750%) due 02/24/2028 ~	298	299

Select Medical Corp.
8.330% (TSFR1M + 3.000%) due 03/06/2027 ~	287	288

Simon & Schuster, Inc.
9.317% (TSFR03M + 4.000%) due 10/30/2030 ~	125	126

Solis BV
8.824% (TSFR03M + 3.500%) due 02/26/2029 ~	548	542

Sotera Health Holdings LLC
8.195% due 12/11/2026	300	300

Specialty Building Products Holdings LLC
9.177% due 10/15/2028	124	124

Spirit AeroSystems, Inc.
9.563% (TSFR03M + 4.250%) due 01/15/2027 ~	395	397

Spring Education Group, Inc.
9.809% (TSFR03M + 4.500%) due 10/04/2030 ~	200	201

SRS Distribution, Inc.
8.680% due 06/02/2028	298	300

Staples, Inc.
TBD% due 04/16/2026	100	99

Star Parent, Inc.
9.309% (TSFR03M + 4.000%) due 09/27/2030 ~	600	597

Sunshine Investments BV
9.057% (TSFR03M + 3.750%) due 07/12/2029 ~	324	325

Surgery Center Holdings, Inc.
8.829% (TSFR1M + 3.500%) due 12/19/2030 ~	723	727

Syniverse Holdings, Inc.
12.302% (TSFR03M + 7.000%) due 05/13/2027 ~	1,199	1,148

Taboola.com Ltd.
9.445% (TSFR1M + 4.000%) due 09/01/2028 ~	342	342

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	115

Schedule of Investments	PIMCO Low Duration Credit Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tempo Acquisition LLC
8.080% (TSFR1M + 2.750%) due 08/31/2028 ~	$463	$465

TGP Holdings LLC
8.680% (TSFR1M + 3.250%) due 06/29/2028 ~	325	309

TK Elevator U.S. Newco, Inc.
8.791% - 8.821% due 04/30/2030 ~	448	450

Topgolf Callaway Brands Corp.
TBD% due 03/15/2030	598	600

TransDigm, Inc.
8.570% (TSFR03M + 3.250%) due 08/24/2028 ~	1,647	1,654

Travel + Leisure Co.
8.679% due 12/14/2029	200	200

Trident TPI Holdings, Inc.
9.809% (TSFR03M + 4.500%) due 09/15/2028 ~	149	149
10.559% (TSFR03M + 5.250%) due 09/15/2028 ~	249	250

Triton Water Holdings, Inc.
8.562% (TSFR03M + 3.250%) due 03/31/2028 ~	298	295
9.312% (TSFR03M + 4.000%) due 03/31/2028 ~	300	297

Truist Insurance Holdings LLC
TBD% due 03/24/2031	1,000	1,000
TBD% due 03/08/2032	600	605

U.S. Renal Care, Inc.
10.442% (TSFR1M + 5.000%) due 06/20/2028 ~	554	483

Uber Technologies, Inc.
8.079% (TSFR03M + 2.750%) due 03/03/2030 ~	237	238

UGI Energy Services LLC
8.680% (TSFR1M + 3.250%) due 02/22/2030 ~	839	844

UKG, Inc.
8.814% (TSFR03M + 3.500%) due 02/10/2031 ~	1,030	1,037

United Talent Agency LLC
9.445% due 07/07/2028	634	636

Univision Communications, Inc.
9.559% (TSFR03M + 4.250%) due 06/24/2029 ~	297	298

USI, Inc.
8.302% (TSFR03M + 3.000%) due 11/22/2029 ~	308	308
8.552% - 8.559% (TSFR03M + 3.250%) due 09/27/2030 ~	299	300

Viad Corp.
10.442% due 07/30/2028	330	332

Wand NewCo 3, Inc.
9.080% (TSFR1M + 3.750%) due 01/30/2031 ~	500	502

Weber-Stephen Products LLC
TBD% due 10/30/2027	200	186

Whatabrands LLC
8.692% (TSFR1M + 3.250%) due 08/03/2028 ~	298	298

Windsor Holdings LLC
9.326% (TSFR1M + 4.000%) due 08/01/2030 ~	399	401

Wood Mackenzie Ltd.
8.814% (TSFR03M + 3.500%) due 01/31/2031 ~	300	301

Worldpay LLC
8.309% (TSFR1M + 3.000%) due 01/31/2031 ~	1,000	1,005

Worldwide Express Operations LLC
9.571% (TSFR03M + 4.000%) due 07/26/2028 ~	346	345

Wrench Group, LLC
9.571% (TSFR03M + 4.000%) due 10/30/2028 ~	900	904

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WS Audiology
TBD% due 02/27/2029	$325	$326

Zayo Group Holdings, Inc.
TBD% due 03/09/2027	200	176

Total Loan Participations and Assignments (Cost $85,926)		86,761

CORPORATE BONDS & NOTES 34.7%

BANKING & FINANCE 6.4%

Acrisure LLC
8.250% due 02/01/2029	300	302

Alliant Holdings Intermediate LLC
6.750% due 10/15/2027	300	296

Allied Universal Holdco LLC
4.625% due 06/01/2028	325	297

Brandywine Operating Partnership LP
8.050% due 03/15/2028	100	102

Burford Capital Global Finance LLC
9.250% due 07/01/2031	500	530

Cushman & Wakefield U.S. Borrower LLC
6.750% due 05/15/2028	150	148

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025	124	124

Freedom Mortgage Corp.
12.000% due 10/01/2028	475	518

GGAM Finance Ltd.
6.875% due 04/15/2029 (a)	100	101

HAT Holdings LLC
8.000% due 06/15/2027	475	496

Hudson Pacific Properties LP
3.950% due 11/01/2027	50	44
5.950% due 02/15/2028	250	231

Icahn Enterprises LP
6.250% due 05/15/2026	300	290
9.750% due 01/15/2029	200	209

Jefferson Capital Holdings LLC
9.500% due 02/15/2029	400	410

Ladder Capital Finance Holdings LLLP
5.250% due 10/01/2025	1,000	983

Nationstar Mortgage Holdings, Inc.
5.500% due 08/15/2028	100	96
7.125% due 02/01/2032	450	447

Navient Corp.
4.875% due 03/15/2028	175	163
6.750% due 06/15/2026	200	202

Newmark Group, Inc.
7.500% due 01/12/2029	650	669

OneMain Finance Corp.
3.500% due 01/15/2027	1,200	1,115
3.875% due 09/15/2028	250	223

Oxford Finance LLC
6.375% due 02/01/2027	200	190

Panther Escrow Issuer LLC
7.125% due 06/01/2031 (a)	200	203

PennyMac Financial Services, Inc.
7.875% due 12/15/2029	100	103

PRA Group, Inc.
7.375% due 09/01/2025	200	200

SLM Corp.
3.125% due 11/02/2026	100	93

Starwood Property Trust, Inc.
3.750% due 12/31/2024	200	196
4.750% due 03/15/2025	100	98

USI, Inc.
7.500% due 01/15/2032	300	301

Vornado Realty LP
2.150% due 06/01/2026	250	227

		9,607

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 27.3%

Ahead DB Holdings LLC
6.625% due 05/01/2028	$350	$317

Air Canada
3.875% due 08/15/2026	475	454

Allegiant Travel Co.
7.250% due 08/15/2027	200	199

Altice France SA
8.125% due 02/01/2027	300	235

AMC Networks, Inc.
4.750% due 08/01/2025	225	225

Ardagh Packaging Finance PLC
4.125% due 08/15/2026	100	91
5.250% due 08/15/2027	200	126

Aston Martin Capital Holdings Ltd.
10.000% due 03/31/2029	100	102

B.C. Unlimited Liability Co.
3.875% due 01/15/2028	300	282

Bausch & Lomb Escrow Corp.
8.375% due 10/01/2028	575	596

BCPE Empire Holdings, Inc.
7.625% due 05/01/2027	150	147

Beacon Roofing Supply, Inc.
4.125% due 05/15/2029	100	91

Beazer Homes USA, Inc.
7.500% due 03/15/2031	250	253

Blackstone Mortgage Trust, Inc.
3.750% due 01/15/2027	200	179

Bombardier, Inc.
7.500% due 02/01/2029	250	258

Caesars Entertainment, Inc.
6.500% due 02/15/2032	300	303

Cargo Aircraft Management, Inc.
4.750% due 02/01/2028	575	520

Carnival Corp.
4.000% due 08/01/2028	250	233
5.750% due 03/01/2027	400	396
7.000% due 08/15/2029	100	104

Catalent Pharma Solutions, Inc.
3.125% due 02/15/2029	500	478

CGG SA
8.750% due 04/01/2027	250	227

Chesapeake Energy Corp.
5.500% due 02/01/2026	850	845

Chobani LLC
7.625% due 07/01/2029	100	101

Churchill Downs, Inc.
4.750% due 01/15/2028	450	429

Cimpress PLC
7.000% due 06/15/2026	100	100

Clarivate Science Holdings Corp.
3.875% due 07/01/2028	250	232

Clear Channel Outdoor Holdings, Inc.
7.750% due 04/15/2028	175	153

Clydesdale Acquisition Holdings, Inc.
6.625% due 04/15/2029	100	100

CNX Resources Corp.
7.250% due 03/01/2032	100	102

Cogent Communications Group, Inc.
7.000% due 06/15/2027	100	100

Community Health Systems, Inc.
5.625% due 03/15/2027	100	92
8.000% due 03/15/2026	247	247
8.000% due 12/15/2027	450	442

CoreLogic, Inc.
4.500% due 05/01/2028	350	314

Delta Air Lines, Inc.
7.375% due 01/15/2026	66	68

DISH DBS Corp.
5.250% due 12/01/2026	700	552
5.750% due 12/01/2028	200	138
5.875% due 11/15/2024	150	144

116	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.375% due 07/01/2028	$100	$48
7.750% due 07/01/2026	175	117

DISH Network Corp.
11.750% due 11/15/2027	275	281

Emerald Debt Merger Sub LLC
6.625% due 12/15/2030	150	152

EnLink Midstream LLC
6.500% due 09/01/2030	150	154

EQM Midstream Partners LP
6.000% due 07/01/2025	368	369

Fiesta Purchaser, Inc.
7.875% due 03/01/2031	125	129

GN Bondco LLC
9.500% due 10/15/2031	325	325

goeasy Ltd.
9.250% due 12/01/2028	500	534

Grifols SA
4.750% due 10/15/2028	250	207

Hawaiian Brand Intellectual Property Ltd.
5.750% due 01/20/2026	200	188

Howard Midstream Energy Partners LLC
8.875% due 07/15/2028	300	317

Husky Injection Molding Systems Ltd.
9.000% due 02/15/2029	100	104

iHeartCommunications, Inc.
6.375% due 05/01/2026	225	192

IHO Verwaltungs GmbH (4.750% Cash or 5.500% PIK)
4.750% due 09/15/2026 (b)	225	219

Imola Merger Corp.
4.750% due 05/15/2029	475	446

JELD-WEN, Inc.
4.875% due 12/15/2027	450	431

Kaiser Aluminum Corp.
4.625% due 03/01/2028	675	634

LABL, Inc.
5.875% due 11/01/2028	100	92
6.750% due 07/15/2026	200	198

LBM Acquisition LLC
6.250% due 01/15/2029	200	188

Legacy LifePoint Health LLC
4.375% due 02/15/2027	250	238

Level 3 Financing, Inc.
11.000% due 11/15/2029	63	65

LifePoint Health, Inc.
11.000% due 10/15/2030	200	214

Lindblad Expeditions Holdings, Inc.
9.000% due 05/15/2028	1,000	1,058

Live Nation Entertainment, Inc.
3.750% due 01/15/2028	100	93
6.500% due 05/15/2027	300	303

Matador Resources Co.
6.500% due 04/15/2032 (a)	275	276

Mauser Packaging Solutions Holding Co.
7.875% due 08/15/2026	200	204

Medline Borrower LP
3.875% due 04/01/2029	600	547

MGM Resorts International
4.625% due 09/01/2026	300	294
4.750% due 10/15/2028	100	95
5.500% due 04/15/2027	200	198

Michaels Cos., Inc.
5.250% due 05/01/2028	100	85

Mineral Resources Ltd.
8.000% due 11/01/2027	100	102
9.250% due 10/01/2028	425	448

Molina Healthcare, Inc.
4.375% due 06/15/2028	250	235

MPH Acquisition Holdings LLC
5.500% due 09/01/2028	325	277

Nabors Industries Ltd.
7.250% due 01/15/2026	200	199

NCL Corp. Ltd.
8.125% due 01/15/2029	300	318

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NCR Atleos Corp.
9.500% due 04/01/2029	$150	$161

Neptune Bidco U.S., Inc.
9.290% due 04/15/2029	200	189

New Fortress Energy, Inc.
6.500% due 09/30/2026	350	337
6.750% due 09/15/2025	65	65

Newfold Digital Holdings Group, Inc.
11.750% due 10/15/2028	200	217

Nexstar Media, Inc.
4.750% due 11/01/2028	350	319

Northriver Midstream Finance LP
5.625% due 02/15/2026	300	298

NuStar Logistics LP
6.000% due 06/01/2026 (d)	300	299

Olympus Water U.S. Holding Corp.
7.125% due 10/01/2027	300	303

ON Semiconductor Corp.
3.875% due 09/01/2028	150	138

Ontario Gaming GTA LP
8.000% due 08/01/2030	400	412

Open Text Corp.
3.875% due 02/15/2028	375	348

Option Care Health, Inc.
4.375% due 10/31/2029	625	574

Organon & Co.
4.125% due 04/30/2028	400	373

Pactiv Evergreen Group Issuer, Inc.
4.000% due 10/15/2027	175	163

PetSmart, Inc.
4.750% due 02/15/2028	200	187

Prime Security Services Borrower LLC
5.750% due 04/15/2026	700	698

Raising Cane’s Restaurants LLC
9.375% due 05/01/2029	100	108

Rand Parent LLC
8.500% due 02/15/2030	400	397

Resorts World Las Vegas LLC
8.450% due 07/27/2030	400	432

Rockcliff Energy LLC
5.500% due 10/15/2029	500	468

Rolls-Royce PLC
3.625% due 10/14/2025	200	194
5.750% due 10/15/2027	350	351

Royal Caribbean Cruises Ltd.
3.700% due 03/15/2028	425	396
5.500% due 08/31/2026	1,675	1,661
5.500% due 04/01/2028	175	173

Sabre Global, Inc.
11.250% due 12/15/2027	200	188

SCIH Salt Holdings, Inc.
4.875% due 05/01/2028	175	163

Seadrill Finance Ltd.
8.375% due 08/01/2030	350	368

Seagate HDD Cayman
8.250% due 12/15/2029	100	108

Sirius XM Radio, Inc.
4.000% due 07/15/2028	100	92
5.000% due 08/01/2027	125	120

Sitio Royalties Operating Partnership LP
7.875% due 11/01/2028	300	311

Specialty Building Products Holdings LLC
6.375% due 09/30/2026	300	298

Spirit AeroSystems, Inc.
4.600% due 06/15/2028	500	469
9.750% due 11/15/2030	400	448

Standard Industries, Inc.
4.750% due 01/15/2028	200	191

Staples, Inc.
7.500% due 04/15/2026	200	195
10.750% due 04/15/2027	100	95

Station Casinos LLC
4.500% due 02/15/2028	350	330

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.625% due 03/15/2032	$200	$202

Strathcona Resources Ltd.
6.875% due 08/01/2026	150	150

Surgery Center Holdings, Inc.
7.250% due 04/15/2032 (a)	300	303

TEGNA, Inc.
4.625% due 03/15/2028	250	230

TK Elevator U.S. Newco, Inc.
5.250% due 07/15/2027	200	193

TransDigm, Inc.
4.625% due 01/15/2029	150	139
6.375% due 03/01/2029	300	301
6.750% due 08/15/2028	100	101
7.125% due 12/01/2031	200	206

Transocean Aquila Ltd.
8.000% due 09/30/2028	150	154

Travel & Leisure Co.
6.625% due 07/31/2026	200	202

TreeHouse Foods, Inc.
4.000% due 09/01/2028	200	180

Triumph Group, Inc.
9.000% due 03/15/2028	427	451

U.S. Acute Care Solutions LLC
6.375% due 03/01/2026	1,000	964

United Airlines, Inc.
4.375% due 04/15/2026	150	145

USA Compression Partners LP
7.125% due 03/15/2029	150	152

Valaris Ltd.
8.375% due 04/30/2030	450	465

Venture Global LNG, Inc.
8.125% due 06/01/2028	325	332
9.875% due 02/01/2032	700	755

Viasat, Inc.
5.625% due 09/15/2025	100	98
5.625% due 04/15/2027	150	142
6.500% due 07/15/2028	50	39

Victoria’s Secret & Co.
4.625% due 07/15/2029	500	411

Viking Cruises Ltd.
5.875% due 09/15/2027	200	196

Virgin Media Vendor Financing Notes DAC
5.000% due 07/15/2028	175	161

Vmed O2 U.K. Financing PLC
7.750% due 04/15/2032 (a)	300	301

VOC Escrow Ltd.
5.000% due 02/15/2028	100	96

Waste Pro USA, Inc.
5.500% due 02/15/2026	200	197

White Cap Buyer LLC
6.875% due 10/15/2028	300	295

Zayo Group Holdings, Inc.
4.000% due 03/01/2027	200	165
6.125% due 03/01/2028	100	70

		40,982

UTILITIES 1.0%

Antero Midstream Partners LP
6.625% due 02/01/2032	$250	$251

Calpine Corp.
4.500% due 02/15/2028	450	427
5.125% due 03/15/2028	350	336

Edison International
8.125% due 06/15/2053 •	75	78

FirstEnergy Corp.
4.150% due 07/15/2027	175	168

PBF Holding Co. LLC
6.000% due 02/15/2028	175	172

Tallgrass Energy Partners LP
7.375% due 02/15/2029	100	101

		1,533

Total Corporate Bonds & Notes (Cost $51,169)		52,122

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	117

Schedule of Investments	PIMCO Low Duration Credit Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 4.5%

U.S. Treasury Notes
4.625% due 06/30/2025	$6,700	$6,677

Total U.S. Treasury Obligations (Cost $6,691)		6,677

	SHARES
COMMON STOCKS 0.4%

HEALTH CARE 0.4%

Amsurg Equity «(c)(d)	11,642	576

Total Common Stocks (Cost $487)		576

SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (e) 0.1%
$202

Total Short-Term Instruments (Cost $202)	202

Total Investments in Securities (Cost $144,475)	146,338

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 4.4%

SHORT-TERM INSTRUMENTS 4.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.4%

PIMCO Short-Term Floating NAV Portfolio III	684,694	$6,660

Total Short-Term Instruments (Cost $6,659)		6,660

Total Investments in Affiliates (Cost $6,659)		6,660

Total Investments 101.9% (Cost $151,134)		$152,998

Financial Derivative Instruments (f)(g) 0.1% (Cost or Premiums, net $307)		175

Other Assets and Liabilities, net (2.0)%		(2,973)

Net Assets 100.0%		$150,200

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

«	Security valued using significant unobservable inputs (Level 3).

µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.

(b)	Payment in-kind security.

(c)	Security did not produce income within the last twelve months.

(d) RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Amsurg Equity	11/02/2023 - 11/06/2023	$487	$576	0.38%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	03/28/2024	04/01/2024	$202	U.S. Treasury Notes 5.000% due 09/30/2025	$(206)	$202	$202

Total Repurchase Agreements						$(206)	$202	$202

118	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2024

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$202	$0	$0	$202	$(206)	$(4)

Total Borrowings and Other Financing Transactions	$202	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(16) at a weighted average interest rate of 4.959%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(f) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2024	23	$4,703	$(7)	$0	$(5)
U.S. Treasury 5-Year Note June Futures	06/2024	11	1,177	0	0	(1)

				$(7)	$0	$(6)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2024	12	$(1,330)	$(9)	$1	$0

Total Futures Contracts				$(16)	$1	$(6)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.HY-41 5-Year Index	5.000%	Quarterly	12/20/2028	$5,742	$349	$83	$432	$1	$0
CDX.HY-42 5-Year Index	5.000	Quarterly	06/20/2029	2,800	199	8	207	1	0

Total Swap Agreements					$548	$91	$639	$2	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability			Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures		Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$1	$2	$3	$0		$(6)	$0	$(6)

Cash of $920 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	119

Schedule of Investments	PIMCO Low Duration Credit Fund	(Cont.)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(g) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	04/2024	EUR	110		$119	$1	$0

GLM	04/2024		829		900	5	0

JPM	04/2024		$412	EUR	379	0	(3)

MYI	04/2024		586		542	0	(2)

Total Forward Foreign Currency Contracts						$6	$(5)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BPS	Receive	iBoxx USD Liquid Investment Grade Index	N/A	1.128% (1-Month USD-LIBOR plus a specified spread)	Maturity	09/20/2024	$	15,100	$(188)	$238	$50	$0

MYC	Receive	iBoxx USD Liquid Investment Grade Index	N/A	1.128% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/20/2024		4,100	(53)	180	127	0

Total Swap Agreements									$(241)	$418	$177	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BPS	$1	$0	$50	$51	$0	$0	$0	$0	$51	$0	$51
GLM	5	0	0	5	0	0	0	0	5	0	5
JPM	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)
MYC	0	0	127	127	0	0	0	0	127	(260)	(133)
MYI	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)

Total Over the Counter	$6	$0	$177	$183	$(5)	$0	$0	$(5)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

120	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2024

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1	$1
Swap Agreements	0	2	0	0	0	2

	$0	$2	$0	$0	$1	$3

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6	$0	$6
Swap Agreements	0	0	0	0	177	177

	$0	$0	$0	$6	$177	$183

	$0	$2	$0	$6	$178	$186

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$6	$6

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5	$0	$5

	$0	$0	$0	$5	$6	$11

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$136	$136
Swap Agreements	0	1,509	0	0	(3)	1,506

	$0	$1,509	$0	$0	$133	$1,642

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(92)	$0	$(92)
Swap Agreements	0	0	0	0	362	362

	$0	$0	$0	$(92)	$362	$270

	$0	$1,509	$0	$(92)	$495	$1,912

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(301)	$(301)
Swap Agreements	0	(283)	0	0	0	(283)

	$0	$(283)	$0	$0	$(301)	$(584)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$86	$0	$86
Swap Agreements	0	0	0	0	419	419

	$0	$0	$0	$86	$419	$505

	$0	$(283)	$0	$86	$118	$(79)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	121

Schedule of Investments	PIMCO Low Duration Credit Fund	(Cont.)	March 31, 2024

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Loan Participations and Assignments	$0	$85,246	$1,515	$86,761
Corporate Bonds & Notes
Banking & Finance	0	9,607	0	9,607
Industrials	0	40,982	0	40,982
Utilities	0	1,533	0	1,533
U.S. Treasury Obligations	0	6,677	0	6,677
Common Stocks
Health Care	0	0	576	576
Short-Term Instruments
Repurchase Agreements	0	202	0	202

	$0	$144,247	$2,091	$146,338

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$6,660	$0	$0	$6,660

Total Investments	$6,660	$144,247	$2,091	$152,998

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$3	$0	$3
Over the counter	0	183	0	183

	$0	$186	$0	$186

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(6)	0	(6)
Over the counter	0	(5)	0	(5)

	$0	$(11)	$0	$(11)

Total Financial Derivative Instruments	$0	$175	$0	$175

Totals	$6,660	$144,422	$2,091	$153,173

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2024:

Category and Subcategory	Beginning Balance at 03/31/2023	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2024	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2024(1)
Investments in Securities, at Value
Loan Participations and Assignments	$7,510	$1,483	$(5,020)	$10	$(345)	$114	$0	$(2,237)	$1,515	$29
Common Stocks
Health Care	0	487	0	0	0	89	0	0	576	89
Real Estate	0	0	0	0	(92)	92	0	0	0	0
Warrants
Financials	0	0	0	0	(33)	33	0	0	0	0

Totals	$7,510	$1,970	$(5,020)	$10	$(470)	$328	$0	$(2,237)	$2,091	$118

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2024	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$984	Comparable Companies	EBITDA Multiple	X	14.000	—
	332	Recent Transaction	Purchase Price		100.000	—
	199	Reference Instrument	Comparable Bond		99.407	—
Common Stocks
Health Care	576	Comparable Companies	EBITDA Multiple	X	14.000	—

Total	$2,091

122	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Low Duration Income Fund	March 31, 2024

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 142.0%

LOAN PARTICIPATIONS AND ASSIGNMENTS 3.3%

AI Silk Midco Ltd.
TBD% due 02/24/2031	EUR	3,500	$3,677

Aligned Data Centers International LP
8.821% (TSFR03M + 3.500%) due 05/16/2028 «~		$10,700	10,486

American Airlines, Inc.
10.329% (TSFR03M + 4.750%) due 04/20/2028 ~		10,479	10,900

Amsurg
10.123% (TSFR03M + 4.750%) due 11/03/2028 «~		9,435	9,435
14.248% due 07/20/2026 «~		34,523	34,523

Avolon TLB Borrower 1 U.S. LLC
7.329% (TSFR1M + 2.000%) due 06/22/2028 ~		2,538	2,542

Carnival Corp.
8.695% (TSFR1M + 3.250%) due 10/18/2028 ~		1,957	1,962

DirecTV Financing LLC
10.445% (TSFR1M + 5.000%) due 08/02/2027 ~		1,954	1,959

Emerald TopCo, Inc.
8.832% (TSFR1M + 3.500%) due 07/24/2026 ~		10,624	10,582

Envalior Finance GmbH
9.412% (EUR003M + 5.500%) due 03/29/2030 ~	EUR	9,100	9,091
10.813% (TSFR03M + 5.500%) due 03/29/2030 ~		$16,534	15,411

Finastra U.S.A., Inc.
0.500% - 12.575% (TSFR1M + 7.250%) due 09/13/2029 «~µ		254	254
0.500% - 12.575% (TSFR03M + 7.250%) due 09/13/2029 «~		2,446	2,466

iHeartCommunications, Inc.
8.445% due 05/01/2026		4,791	4,208

Lealand Finance Co. BV
8.442% (TSFR1M + 3.000%) due 06/28/2024 ~		156	86

Lealand Finance Co. BV (6.441% Cash and 3.000% PIK)
9.441% due 06/30/2025 (c)		614	254

Market Bidco Ltd.
8.651% (EUR003M + 4.750%) due 11/04/2027 ~	EUR	24,185	25,443

Poseidon Bidco SASU
8.902% (EUR003M + 5.000%) due 03/13/2030 ~		16,300	17,315

Softbank Vision Fund
6.000% due 12/23/2025 «		$23,001	21,968

Sotera Health Holdings LLC
8.195% due 12/11/2026		7,203	7,191

Syniverse Holdings, Inc.
12.302% (TSFR03M + 7.000%) due 05/13/2027 ~		6,708	6,421

TransDigm, Inc.
8.059% (TSFR03M + 3.250%) due 02/22/2027 ~		37,670	37,787
8.570% (TSFR03M + 3.250%) due 08/24/2028 ~		65,167	65,462

U.S. Renal Care, Inc.
10.442% (TSFR1M + 5.000%) due 06/20/2028 ~		2,110	1,839

Westmoreland Mining Holdings LLC
8.000% due 03/15/2029		112	73

Windstream Services LLC
9.430% due 02/23/2027		4,860	4,811
11.680% due 09/21/2027		9,712	9,512

Worldpay LLC
8.309% (TSFR1M + 3.000%) due 01/31/2031 ~		2,000	2,010

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038		$1,138	$1,027

Total Loan Participations and Assignments (Cost $314,234)			318,695

CORPORATE BONDS & NOTES 15.0%

BANKING & FINANCE 7.4%

Ally Financial, Inc.
5.800% due 05/01/2025		2,900	2,896

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		6,230	5,544

Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026	EUR	28,141	28,868
3.625% due 09/24/2024		1,300	1,395

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	7,100	1,887

Banco Santander SA
5.552% due 03/14/2028 •		$16,000	16,008
6.527% due 11/07/2027 •		9,200	9,439
6.607% due 11/07/2028		7,200	7,613

Bank of America Corp.
3.824% due 01/20/2028 •		700	674
4.827% due 07/22/2026 •		800	793

Bank of Nova Scotia
4.900% due 06/04/2025 •(i)(j)		1,326	1,308

Barclays PLC
5.674% due 03/12/2028 •		1,900	1,907
6.224% due 05/09/2034 •		12,386	12,782
6.496% due 09/13/2027 •		18,300	18,673
6.852% (SOFRRATE + 1.490%) due 03/12/2028 ~		4,500	4,529

BNP Paribas SA
5.497% due 05/20/2030 •		9,800	9,825

BPCE SA
5.203% due 01/18/2027		4,500	4,511
6.612% due 10/19/2027 •		26,300	26,867

CaixaBank SA
6.684% due 09/13/2027 •		12,400	12,675

Cape Lookout Re Ltd.
13.362% (T-BILL 1MO + 8.000%) due 04/05/2027 «~		600	601

CBRE Services, Inc.
5.500% due 04/01/2029		700	705

CIFI Holdings Group Co. Ltd.
4.375% due 04/12/2027 ^(d)		300	23
4.450% due 08/17/2026 ^(d)		200	17
5.950% due 10/20/2025 ^(d)		200	17
6.000% due 07/16/2025 ^(d)		200	17
6.450% due 11/07/2024 ^(d)		600	51

Citigroup, Inc.
3.106% due 04/08/2026 •		400	390

Country Garden Holdings Co. Ltd.
2.700% due 07/12/2026 ^(d)		1,400	93
3.125% due 10/22/2025 ^(d)		1,600	102
3.875% due 10/22/2030 ^(d)		700	48

Credit Suisse AG
1.250% due 08/07/2026		500	456
4.750% due 08/09/2024		500	498
5.182% (EUR003M + 1.230%) due 05/31/2024 ~	EUR	4,900	5,297
7.500% due 02/15/2028		$1,450	1,564

Credit Suisse AG AT1 Claim		37,150	4,273

Danske Bank AS
5.427% due 03/01/2028 •		4,500	4,511
5.705% due 03/01/2030 •		4,400	4,430

Deutsche Bank AG
3.547% due 09/18/2031 •		3,732	3,289
6.720% due 01/18/2029 •		1,568	1,623

East Lane Re Ltd.
14.612% (T-BILL 3MO + 9.250%) due 03/31/2026 ~		2,800	2,809

EPR Properties
4.750% due 12/15/2026		627	607

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.950% due 04/15/2028		$316	$301

Ford Motor Credit Co. LLC
2.700% due 08/10/2026		1,900	1,772
3.815% due 11/02/2027		200	187
4.542% due 08/01/2026		1,300	1,262
6.125% due 03/08/2034		11,800	11,870
7.350% due 11/04/2027		400	420

Gateway Re Ltd.
5.363% (T-BILL 1MO) due 12/23/2028 ~(b)		900	826

GLP Capital LP
4.000% due 01/15/2031		1,000	893
5.300% due 01/15/2029		902	888

Goldman Sachs Group, Inc.
3.615% due 03/15/2028 •		1,600	1,531
4.223% due 05/01/2029 •		1,800	1,733
6.484% due 10/24/2029 •		24,200	25,469

Hexagon RE Ltd.
12.403% (EUR003M + 8.500%) due 01/07/2031 ~	EUR	1,962	2,149

HSBC Holdings PLC
2.357% due 08/18/2031 •		$6,935	5,784
2.848% due 06/04/2031 •		7,565	6,529
3.973% due 05/22/2030 •		2,400	2,244
4.041% due 03/13/2028 •		3,070	2,960
4.583% due 06/19/2029 •		1,000	971
5.887% due 08/14/2027 •		13,700	13,823

Integrity Re Ltd.
22.362% (T-BILL 1MO + 17.000%) due 06/06/2026 ~		1,100	1,100
28.362% (T-BILL 1MO + 23.000%) due 06/06/2026 ~		500	500

Intesa Sanpaolo SpA
7.200% due 11/28/2033		4,200	4,527

JPMorgan Chase & Co.
3.509% due 01/23/2029 •		900	852
3.960% due 01/29/2027 •		1,700	1,660
4.005% due 04/23/2029 •		1,763	1,690
4.323% due 04/26/2028 •		600	586
6.070% due 10/22/2027 •		19,200	19,596

KAF Kaerntner Ausgleichszahlungs-Fonds
0.000% due 04/03/2049 «	EUR	8,781	696

Kennedy Wilson Europe Real Estate Ltd.
3.250% due 11/12/2025		3,500	3,554

Kizuna RE Pte Ltd.
5.862% (T-BILL 3MO + 0.500%) due 04/09/2029 ~		$600	601

Lloyds Banking Group PLC
3.750% due 01/11/2027		13,045	12,563
5.462% due 01/05/2028 •		11,000	11,006

Morgan Stanley
4.679% due 07/17/2026 •		600	594
5.123% due 02/01/2029 •		1,100	1,098
6.138% due 10/16/2026 •		500	506

Nationwide Building Society
3.960% due 07/18/2030 •		2,390	2,214
4.302% due 03/08/2029 •		5,600	5,363
6.557% due 10/18/2027 •		17,800	18,268

Nature Coast Re Ltd.
15.362% (T-BILL 3MO + 10.000%) due 12/07/2030 ~		2,066	2,114

NatWest Group PLC
4.445% due 05/08/2030 •		7,400	7,053
4.892% due 05/18/2029 •		1,430	1,400
5.076% due 01/27/2030 •		6,400	6,291
5.583% due 03/01/2028 •		12,200	12,266
6.608% (SOFRRATE + 1.250%) due 03/01/2028 ~		7,000	7,065

New Metro Global Ltd.
4.500% due 05/02/2026		1,000	303
4.625% due 10/15/2025		200	70
4.800% due 12/15/2024		1,400	711

Nissan Motor Acceptance Co. LLC
2.450% due 09/15/2028		900	777

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	123

Schedule of Investments	PIMCO Low Duration Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Orange Capital RE DAC
11.475% (EUR003M + 7.500%) due 01/08/2027 ~	EUR	1,800	$1,987

Sabine Re Ltd.
8.250% (T-BILL 1MO + 8.250%) due 04/07/2031 «~(b)		$600	600

Santander U.K. Group Holdings PLC
2.469% due 01/11/2028 •		1,000	919
3.823% due 11/03/2028 •		1,700	1,599
6.534% due 01/10/2029 •		2,200	2,275
6.750% due 06/24/2024 •(i)(j)	GBP	35,308	44,517

Seazen Group Ltd.
6.000% due 08/12/2024		$700	565

Societe Generale SA
6.447% due 01/12/2027 •		29,000	29,280

Standard Chartered PLC
6.750% due 02/08/2028 •		19,000	19,593

Taranis Reinsurance DAC
9.969% (EUR003M + 6.000%) due 01/07/2031 ~	EUR	1,200	1,310
12.143% (EUR003M + 8.250%) due 01/08/2031 ~		1,700	1,901

Ter Finance Jersey Ltd.
0.000% due 01/02/2025 «(g)		$3,300	3,118

UBS Group AG
3.091% due 05/14/2032 •		4,400	3,745
3.250% due 04/02/2026 •	EUR	3,800	4,066
4.194% due 04/01/2031 •		$3,550	3,299
4.932% (EUR003M + 1.000%) due 01/16/2026 ~	EUR	5,950	6,449
5.428% due 02/08/2030 •		$8,200	8,215
5.959% due 01/12/2034 •		4,805	4,932
6.327% due 12/22/2027 •		11,500	11,752
6.373% due 07/15/2026 •		22,450	22,615
6.442% due 08/11/2028 •		33,850	34,864
6.537% due 08/12/2033 •		1,100	1,160
7.750% due 03/01/2029 •	EUR	8,600	10,592
9.016% due 11/15/2033 •		$2,800	3,400

Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	1,571	1,968

Uniti Group LP
6.500% due 02/15/2029		$14,653	11,369
10.500% due 02/15/2028		13,093	13,586

Ursa Re Ltd.
10.862% (T-BILL 3MO + 5.500%) due 12/07/2026 ~		3,600	3,699
14.112% (T-BILL 3MO + 8.750%) due 12/07/2026 ~		4,600	4,707

VICI Properties LP
3.750% due 02/15/2027		8,000	7,587
3.875% due 02/15/2029		3,700	3,408
4.500% due 09/01/2026		4,600	4,465
4.500% due 01/15/2028		3,219	3,092
4.625% due 06/15/2025		18,629	18,359
5.750% due 02/01/2027		200	200

Voyager Aviation Holdings LLC
8.500% due 05/09/2026 ^«(d)		3,942	690

Wells Fargo & Co.
3.526% due 03/24/2028 •		300	286
4.540% due 08/15/2026 •		2,700	2,666
6.303% due 10/23/2029 •		14,100	14,690

Winston RE Ltd.
17.112% (T-BILL 3MO + 11.750%) due 02/26/2031 ~		400	397

			720,173

INDUSTRIALS 5.4%

Air Canada Pass-Through Trust
3.300% due 07/15/2031		431	391
3.600% due 09/15/2028		239	227

Altria Group, Inc.
3.125% due 06/15/2031	EUR	1,900	1,918

Amdocs Ltd.
2.538% due 06/15/2030		$3,300	2,828

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Airlines Pass-Through Trust
2.875% due 01/11/2036		$828	$705
3.000% due 04/15/2030		202	184
3.200% due 12/15/2029		742	683
3.350% due 04/15/2031		611	560
3.375% due 11/01/2028		16,688	15,785
3.575% due 07/15/2029		965	905
3.600% due 03/22/2029		807	765
3.650% due 08/15/2030		331	313
3.700% due 04/01/2028		581	558

BAT Capital Corp.
6.343% due 08/02/2030		2,000	2,085

Boeing Co.
2.196% due 02/04/2026		5,100	4,777

British Airways Pass-Through Trust
2.900% due 09/15/2036		6,913	5,988
3.300% due 06/15/2034		740	666

Carvana Co. (12.000% PIK)
12.000% due 12/01/2028 (c)		5,871	5,656

Carvana Co. (13.000% PIK)
13.000% due 06/01/2030 (c)		24,997	23,985

Carvana Co. (14.000% PIK)
14.000% due 06/01/2031 (c)		20,797	20,551

CDW LLC
2.670% due 12/01/2026		15,100	14,037

Community Health Systems, Inc.
5.625% due 03/15/2027		4,100	3,778

CoStar Group, Inc.
2.800% due 07/15/2030		6,420	5,479

CVS Pass-Through Trust
7.507% due 01/10/2032		57	59

Delta Air Lines Pass-Through Trust
2.000% due 12/10/2029		474	429

DISH DBS Corp.
5.250% due 12/01/2026		19,240	15,186
5.750% due 12/01/2028		10,310	7,105

Exela Intermediate LLC (11.500% PIK)
11.500% due 04/15/2026 (c)		79	13

Gazprom PJSC Via Gaz Capital SA
2.250% due 11/22/2024	EUR	900	777
2.500% due 03/21/2026		16,200	12,234
8.625% due 04/28/2034		$300	274

Greene King Finance PLC
4.064% due 03/15/2035	GBP	2,177	2,510
5.106% due 03/15/2034		4,102	4,983

Imperial Brands Finance Netherlands BV
5.250% due 02/15/2031	EUR	6,200	7,083

Imperial Brands Finance PLC
3.500% due 07/26/2026		$1,700	1,623

Intelsat Jackson Holdings SA
6.500% due 03/15/2030		27,287	25,420

IQVIA, Inc.
6.250% due 02/01/2029		3,600	3,741

JetBlue Pass-Through Trust
4.000% due 05/15/2034		2,733	2,539

Market Bidco Finco PLC
4.750% due 11/04/2027	EUR	18,100	18,429

Mitchells & Butlers Finance PLC
6.013% due 12/15/2030	GBP	258	314
6.074% (US0003M + 0.450%) due 12/15/2030 ~		$3,950	3,681

National Football League
5.480% due 10/05/2028 «(b)(k)		18,600	18,600

Netflix, Inc.
3.875% due 11/15/2029	EUR	645	712

Nissan Motor Co. Ltd.
3.522% due 09/17/2025		$9,500	9,161
4.345% due 09/17/2027		23,270	22,135
4.810% due 09/17/2030		5,600	5,233

NPC Ukrenergo
6.875% due 11/09/2028		800	303

Odebrecht Oil & Gas Finance Ltd.
0.000% due 04/29/2024 (g)(i)		920	51

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Petroleos de Venezuela SA
5.375% due 04/12/2027 ^		$3,300	$314
5.500% due 04/12/2037 ^		4,350	413
6.000% due 05/16/2024 ^		1,810	173
6.000% due 11/15/2026 ^		3,434	329
9.750% due 05/17/2035 ^		840	97

Petroleos Mexicanos
6.700% due 02/16/2032		25,103	20,892
6.950% due 01/28/2060		3,028	2,003

Prime Healthcare Services, Inc.
7.250% due 11/01/2025		44,282	44,092

Prosus NV
1.288% due 07/13/2029	EUR	5,000	4,587

RegionalCare Hospital Partners Holdings, Inc.
9.750% due 12/01/2026		$64,783	64,920

Rolls-Royce PLC
3.625% due 10/14/2025		2,000	1,942
4.625% due 02/16/2026	EUR	889	971
5.750% due 10/15/2027		$3,000	3,011
5.750% due 10/15/2027	GBP	3,043	3,889

Sprint Spectrum Co. LLC
5.152% due 09/20/2029		$2,549	2,543

Surgery Center Holdings, Inc.
10.000% due 04/15/2027		7,813	7,832

Syngenta Finance NV
4.892% due 04/24/2025		1,198	1,182

Times Square Hotel Trust
8.528% due 08/01/2026		87	87

Topaz Solar Farms LLC
4.875% due 09/30/2039		435	387
5.750% due 09/30/2039		3,458	3,456

U.S. Airways Pass-Through Trust
3.950% due 05/15/2027		493	481
4.625% due 12/03/2026		193	190

U.S. Renal Care, Inc.
10.625% due 06/28/2028		187	164

United Airlines Pass-Through Trust
2.700% due 11/01/2033		1,167	1,001
4.150% due 10/11/2025		145	145
5.875% due 04/15/2029		23,540	23,486

Valaris Ltd.
8.375% due 04/30/2030		160	165

Venture Global Calcasieu Pass LLC
3.875% due 08/15/2029		1,800	1,622
3.875% due 11/01/2033		2,000	1,701

Venture Global LNG, Inc.
8.125% due 06/01/2028		10,000	10,208
8.375% due 06/01/2031		5,000	5,159
9.500% due 02/01/2029		2,100	2,265
9.875% due 02/01/2032		21,800	23,508

Volkswagen Group of America Finance LLC
5.250% due 03/22/2029		22,600	22,626

Windstream Escrow LLC
7.750% due 08/15/2028		1,800	1,668

Yellowstone Energy LP
5.750% due 12/31/2026 «		971	947

			533,875

UTILITIES 2.2%

FORESEA Holding SA
7.500% due 06/15/2030		326	307

Gazprom PJSC via Gaz Finance PLC
2.950% due 04/15/2025	EUR	65,900	53,322

Pacific Gas & Electric Co.
2.100% due 08/01/2027		$14,923	13,442
2.500% due 02/01/2031		200	167
3.150% due 01/01/2026		25,470	24,500
3.250% due 06/01/2031		28,900	25,107
3.300% due 03/15/2027		1,510	1,431
3.300% due 12/01/2027		6,710	6,237
3.400% due 08/15/2024		5,892	5,828
3.500% due 06/15/2025		11,026	10,744
3.750% due 07/01/2028		5,599	5,248
4.300% due 03/15/2045		479	379

124	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 12/15/2041	$432	$349
4.550% due 07/01/2030	11,197	10,649
4.650% due 08/01/2028	800	774
4.950% due 06/08/2025	12,700	12,601
5.450% due 06/15/2027	7,100	7,125
5.900% due 06/15/2032	9,280	9,445

PacifiCorp
5.300% due 02/15/2031	2,800	2,810

Rio Oil Finance Trust
8.200% due 04/06/2028	8,017	8,191
9.750% due 01/06/2027	3,873	4,034

Sprint LLC
7.125% due 06/15/2024	13,485	13,517

		216,207

Total Corporate Bonds & Notes (Cost $1,538,398)		1,470,255

MUNICIPAL BONDS & NOTES 0.0%

ILLINOIS 0.0%

Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035	17	19

PUERTO RICO 0.0%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043	175	101

Total Municipal Bonds & Notes (Cost $124)		120

U.S. GOVERNMENT AGENCIES 66.6%

Fannie Mae
5.785% due 09/25/2042 •	4	4
6.000% due 04/25/2043	4	4
6.443% due 09/01/2037 •	1,508	1,519

Freddie Mac
0.790% due 01/25/2031 ~(a)	205,696	3,343
2.841% due 10/25/2046 ~	583	562
3.500% due 11/01/2046	501	459
4.000% due 08/01/2047	930	881
6.910% due 12/25/2047 ~	227	227

Ginnie Mae
3.625% due 07/20/2045 - 12/20/2045 •	1,649	1,640
5.000% due 01/20/2049	8	8
6.194% due 10/20/2066 •	1,048	1,052

Ginnie Mae, TBA
2.500% due 04/01/2054	18,900	16,100
3.000% due 04/01/2054	12,000	10,584
3.500% due 04/01/2054	83,700	76,170
4.000% due 04/01/2054	32,900	30,789
4.500% due 04/01/2054	73,500	70,632
5.000% due 05/01/2054	71,500	70,295

Uniform Mortgage-Backed Security
2.000% due 06/01/2051	846	672
2.500% due 09/01/2040 - 02/01/2051	441,994	369,946
3.000% due 03/01/2030 - 12/01/2052	507,851	441,013
3.500% due 08/01/2047 - 08/01/2051	41,291	37,494
4.000% due 06/01/2038 - 04/01/2054	63,088	59,225
4.500% due 10/01/2025 - 10/01/2053	188,487	179,558
5.000% due 08/01/2052 - 07/01/2053	38,238	37,342
5.500% due 01/01/2053 - 01/01/2054	442,045	440,092
6.000% due 01/01/2029 - 02/01/2054	120,000	121,136
6.500% due 02/01/2026 - 04/01/2054	459,723	469,861

Uniform Mortgage-Backed Security, TBA
3.500% due 04/01/2054 - 05/01/2054	376,600	337,272

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 05/01/2054	$704,836	$653,065
4.500% due 05/01/2054	200,000	190,546
5.000% due 04/01/2054 - 05/01/2054	618,300	603,450
5.500% due 05/01/2054	519,582	517,044
6.000% due 04/01/2054 - 05/01/2054	1,040,240	1,049,588
6.500% due 04/01/2054 - 05/01/2054	633,680	647,201
7.000% due 05/01/2054	89,900	92,584

Total U.S. Government Agencies (Cost $6,639,422)		6,531,358

U.S. TREASURY OBLIGATIONS 8.0%

U.S. Treasury Bonds
2.750% due 08/15/2047	1,000	749
3.000% due 08/15/2048 (p)	80	62
3.000% due 02/15/2049 (p)	10	8

U.S. Treasury Inflation Protected Securities (h)
0.125% due 07/15/2024 (p)	143,516	143,694
0.125% due 10/15/2024 (n)	124,973	124,204
0.125% due 04/15/2025 (n)	21,581	21,048
0.125% due 07/15/2030	37,597	33,885
0.125% due 01/15/2031 (p)	2,014	1,792
0.125% due 07/15/2031	72,414	64,096
0.250% due 01/15/2025 (n)	102,437	100,694
0.250% due 07/15/2029 (n)	64,492	59,489
0.250% due 02/15/2050 (p)	6,021	3,807
0.375% due 07/15/2025	5,863	5,736
0.375% due 01/15/2027 (n)	3,522	3,360
0.375% due 07/15/2027 (n)(p)	958	912
0.625% due 07/15/2032	90,742	82,328
0.625% due 02/15/2043 (p)	1,073	825
0.750% due 07/15/2028 (n)	11,615	11,100
0.750% due 02/15/2042 (p)	1,092	872
0.750% due 02/15/2045 (p)	5,631	4,327
0.875% due 01/15/2029 (n)(p)	37,776	36,025
0.875% due 02/15/2047 (p)	6,259	4,833
1.000% due 02/15/2046 (p)	3,254	2,608
1.000% due 02/15/2048 (p)	7,253	5,719
1.000% due 02/15/2049	23,051	18,083
1.375% due 07/15/2033	18,276	17,550
1.375% due 02/15/2044 (p)	1,058	930
1.500% due 02/15/2053 (p)	21,577	18,859
2.125% due 02/15/2040 (p)	571	578
2.125% due 02/15/2041	563	571
2.375% due 01/15/2025 (n)	14,749	14,736

Total U.S. Treasury Obligations (Cost $835,591)		783,480

NON-AGENCY MORTGAGE-BACKED SECURITIES 22.2%

225 Liberty Street Trust
4.501% due 02/10/2036	12,990	11,081
4.649% due 02/10/2036 ~	30,350	23,231

Adjustable Rate Mortgage Trust
4.523% due 11/25/2035 ~	63	44
4.540% due 10/25/2035 ~	65	61
5.638% due 06/25/2035 ~	2,206	2,078
5.944% due 03/25/2036 •	4,555	1,263
6.555% due 08/25/2035 «~	35	34

American Home Mortgage Assets Trust
5.569% due 03/25/2047 •	2,047	1,797
5.634% due 12/25/2046 •	4,070	3,398
6.029% due 10/25/2046 •	3,175	2,111

American Home Mortgage Investment Trust
6.344% due 09/25/2035 •	710	628
6.700% due 06/25/2036 þ	8,911	1,339
7.100% due 06/25/2036 þ	3,816	572
7.465% due 12/25/2035 •	8,627	1,620

Angel Oak Mortgage Trust
5.985% due 01/25/2069 þ	991	988

Ashford Hospitality Trust
6.748% due 04/15/2035 •	10,000	9,834
6.948% due 06/15/2035 •	18,150	17,841
7.348% due 06/15/2035 •	15,900	15,545
7.598% due 04/15/2035 •	23,253	22,602
8.248% due 06/15/2035 •	6,600	6,430

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Atrium Hotel Portfolio Trust
7.273% due 12/15/2036 •	$8,450	$8,015
7.573% due 12/15/2036 •	7,242	6,664
7.923% due 06/15/2035 •	3,805	3,722

Austin Fairmont Hotel Trust
6.623% due 09/15/2032 •	12,155	12,068
6.823% due 09/15/2032 •	4,000	3,966
7.623% due 09/15/2032 •	2,500	2,473

BAMLL Commercial Mortgage Securities Trust
6.973% due 04/15/2036 •	6,635	6,629
7.323% due 09/15/2034 •	3,370	3,346
7.440% due 09/15/2038 •	6,000	5,201
7.590% due 03/15/2037 •	6,500	6,413
8.123% due 03/15/2034 •	21,269	20,960
8.190% due 09/15/2038 •	16,700	13,593

BAMLL Re-REMIC Trust
5.837% due 06/17/2050 ~	100	24

Banc of America Alternative Loan Trust
5.913% due 10/25/2036 ~	2,337	701

Banc of America Funding Trust
4.552% due 05/20/2036 «~	44	37
4.819% due 09/20/2035 ~	25	20
5.823% due 10/20/2036 •	6,714	4,982
5.823% due 12/20/2046 •	4,724	3,847
6.388% due 04/25/2037 þ	88	74

Banc of America Mortgage Trust
4.698% due 01/25/2036 «~	17	14
4.990% due 11/20/2046 ~	163	144

Barclays Commercial Mortgage Securities Trust
8.014% due 07/15/2037 •	5,576	5,293

Barclays Commercial Real Estate Trust
4.563% due 08/10/2033 ~	8,800	7,326

BCAP LLC Trust
3.918% due 03/27/2036 ~	597	418
4.428% due 10/26/2037 «~	350	338
5.074% due 11/26/2036 ~	1,263	1,007
5.804% due 03/25/2037 •	7,007	5,979
6.500% due 06/26/2037 ~	7,516	2,018

Bear Stearns Adjustable Rate Mortgage Trust
5.040% due 01/25/2035 ~	2	2

Bear Stearns ALT-A Trust
4.140% due 11/25/2035 ~	282	245
4.497% due 09/25/2047 ~	12,023	6,744

Bear Stearns Commercial Mortgage Securities Trust
5.312% due 06/11/2041 ~	9	8

Bear Stearns Mortgage Funding Trust
5.604% due 01/25/2037 •	4,808	4,074

Bear Stearns Structured Products, Inc. Trust
5.115% due 01/26/2036 ~	206	155

Benchmark Mortgage Trust
3.294% due 12/15/2062 ~	11,595	9,544
3.509% due 09/15/2048 ~	3,000	2,663

BHP Trust
6.696% due 08/15/2036 •	4,340	4,329

BINOM Securitization Trust
4.441% due 08/25/2057 ~	10,280	9,825

Braemar Hotels & Resorts Trust
6.748% due 06/15/2035 •	3,344	3,296

BWAY Mortgage Trust
7.640% due 09/15/2036 •	7,124	5,400
8.290% due 09/15/2036 •	8,195	5,370

BX Trust
7.085% due 10/15/2036 •	13,200	13,037
7.335% due 10/15/2036 •	16,040	15,745
7.593% due 05/15/2035 •	6,285	6,233
8.043% due 05/15/2035 •	3,600	3,558

Cascade Funding Mortgage Trust
4.000% due 10/25/2068 ~	1,611	1,594

Chase Home Lending Mortgage Trust
3.250% due 03/25/2064 ~	12,564	10,838

Chase Mortgage Finance Trust
5.298% due 02/25/2037 ~	454	434
6.000% due 05/25/2036	10,831	4,687

ChaseFlex Trust
6.000% due 02/25/2035	2,259	1,754

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	125

Schedule of Investments	PIMCO Low Duration Income Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chevy Chase Funding LLC Mortgage-Backed Certificates
5.694% due 06/25/2036 •	$174	$160

CIM Trust
4.500% due 03/25/2062 ~	56,069	54,200

Citicorp Mortgage Securities Trust
6.000% due 05/25/2037	910	794

Citigroup Commercial Mortgage Trust
3.518% due 05/10/2035 ~	6,556	5,997
7.340% due 10/15/2036 •	15,070	14,617
7.740% due 10/15/2036 •	19,910	19,162
8.340% due 10/15/2036 •	13,270	12,746

Citigroup Mortgage Loan Trust
0.000% due 05/01/2060 ~	323,100	280,120

CitiMortgage Alternative Loan Trust
6.000% due 05/25/2037	4,689	4,249
6.500% due 06/25/2037	40	36

Colony Mortgage Capital Ltd.
6.914% due 11/15/2038 •	7,850	7,609
8.157% due 11/15/2038 •	8,000	7,102

COLT Mortgage Loan Trust
5.903% due 12/25/2068 þ	3,913	3,906

Countrywide Alternative Loan Trust
5.000% due 08/25/2035	2,397	1,500
5.500% due 04/25/2035	898	617
5.500% due 12/25/2035	169	146
5.500% due 02/25/2036 «•	110	66
5.500% due 03/25/2036	39	16
5.643% due 07/20/2046 •	73	58
5.723% due 09/20/2046 •	932	693
5.804% due 04/25/2046 •	948	846
6.000% due 12/25/2034	2,047	1,816
6.000% due 03/25/2036	374	165
6.000% due 08/25/2036 •	440	398
6.000% due 03/25/2037	940	356
6.000% due 05/25/2037	8,045	3,665
6.049% due 08/25/2046 •	1,635	1,410
6.463% due 11/20/2035 •	18	10
6.469% due 11/25/2047 •	758	614

Countrywide Asset-Backed Certificates Trust
6.164% due 11/25/2035 «•	335	316

Countrywide Home Loan Mortgage Pass-Through Trust
3.775% due 04/25/2035 ~	92	59
4.132% due 11/25/2037 ~	14,659	13,463
4.172% due 09/20/2036 ~	668	574
5.500% due 11/25/2035	28	16
5.714% due 04/25/2035 •	116	105
6.000% due 02/25/2037	6,192	2,392
6.044% due 05/25/2035 •	794	655
6.051% due 10/20/2034 ~	75	73
6.084% due 03/25/2035 •	59	51

Countrywide Home Loan Reperforming REMIC Trust
5.804% due 03/25/2035 •	1,838	1,745

Credit Suisse Commercial Mortgage Trust
5.496% due 01/15/2049 ~	15,000	13,154

Credit Suisse First Boston Mortgage Securities Corp.
6.000% due 01/25/2036	188	115
6.065% due 03/25/2032 ~	40	38

Credit Suisse Mortgage Capital Mortgage-Backed Trust
1.926% due 07/27/2061 ~	25,798	24,789
2.215% due 11/25/2061 ~	1,857	1,815
6.421% due 10/25/2037 ~	30,031	18,011
7.240% due 07/15/2038 •	4,460	3,422
7.344% due 07/15/2032 •	2,798	2,604
7.740% due 07/15/2038 •	7,000	4,541

Credit Suisse Mortgage Capital Trust
6.273% due 07/25/2050 ~	4,673	4,607

CRSNT Commercial Mortgage Trust
6.644% due 04/15/2036 •	16,000	15,423
6.994% due 04/15/2036 •	9,000	8,655

DBGS Mortgage Trust
8.090% due 10/15/2036 •	19,393	13,848

DC Commercial Mortgage Trust
6.314% due 09/12/2040	4,300	4,402

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.744% due 03/25/2037 •	184	161

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.864% due 08/25/2047 •		$14,141	$12,807

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
6.369% due 10/25/2036 þ		52	44
6.386% due 10/25/2036 þ		52	43

Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates
4.046% due 06/27/2037 ~		9,468	8,118

Downey Savings & Loan Association Mortgage Loan Trust
5.751% due 10/19/2036 «•		272	147

DROP Mortgage Trust
7.689% due 10/15/2043 •		15,648	13,767

Eurosail PLC
6.042% due 09/13/2045 •	GBP	1,311	1,642

Extended Stay America Trust
0.000% due 07/15/2038 ~(a)		$2,331,350	3
6.519% due 07/15/2038 •		57,141	57,160
7.689% due 07/15/2038 •		7,772	7,772

First Horizon Mortgage Pass-Through Trust
5.445% due 02/25/2036 «~		11	10
5.750% due 05/25/2037		73	30

GCAT Trust
4.250% due 05/25/2067 ~		4,177	3,882
6.007% due 01/25/2059 þ		4,515	4,507

GS Mortgage Securities Corp. Trust
7.244% due 12/15/2036 •		3,182	3,117
7.320% due 08/15/2032 •		3,125	3,099
7.433% due 07/15/2025 •		7,135	7,079
7.494% due 12/15/2036 •		3,614	3,519
7.570% due 08/15/2032 •		6,813	6,731
7.733% due 07/15/2025 •		52,938	52,307
8.094% due 12/15/2036 •		1,000	961

GS Mortgage-Backed Securities Corp. Trust
1.750% due 12/25/2060 ~		15,242	13,946

GS Mortgage-Backed Securities Trust
0.000% due 01/25/2061 ~(a)		201,751	6,065
0.000% due 01/25/2061 ~		1,164	996
0.000% due 12/25/2061 ~(a)		409	399
0.140% due 01/25/2061 ~(a)		197,140	915
2.750% due 01/25/2061 ~		151,229	139,678
3.250% due 01/25/2061 ~		12,636	11,010
3.500% due 01/25/2061 ~		8,832	7,765
3.875% due 01/25/2061 ~		7,473	6,604
4.019% due 12/25/2061 ~		240,342	205,371
4.250% due 01/25/2061 ~		4,076	3,633
4.750% due 01/25/2061 ~		3,533	2,951
5.523% due 01/25/2061 ~		3,303	2,736

GSMPS Mortgage Loan Trust
3.879% due 06/25/2034 ~		1,485	1,342

GSR Mortgage Loan Trust
4.704% due 11/25/2035 «~		3	3

HarborView Mortgage Loan Trust
4.997% due 06/19/2045 •		758	371
5.939% due 12/19/2036 •		4,962	4,149

Harvest Commercial Capital Loan Trust
3.290% due 09/25/2046 ~		1,286	1,267

Hawaii Hotel Trust
7.373% due 05/15/2038 •		7,810	7,752
7.533% due 05/15/2038 •		18,016	17,861

HSI Asset Securitization Corp. Trust
6.434% due 07/25/2035 •		3,201	2,663

Impac CMB Trust
5.216% due 12/25/2032 «þ		79	75

Impac Secured Assets Trust
6.084% due 03/25/2036 •		1,189	936

Independence Plaza Trust
4.356% due 07/10/2035		1,600	1,487

IndyMac INDA Mortgage Loan Trust
4.381% due 08/25/2037 «~		86	79

IndyMac INDX Mortgage Loan Trust
3.366% due 05/25/2037 ~		8,855	6,883
3.713% due 05/25/2037 ~		1,339	886
3.995% due 09/25/2035 ~		49	39
5.804% due 01/25/2037 •		7,690	6,699

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

InTown Mortgage Trust
9.010% due 08/15/2039 •	$9,800	$9,879

JP Morgan Alternative Loan Trust
3.838% due 05/25/2036 ~	95	53
3.987% due 10/25/2036 ~	8,190	7,010
4.593% due 12/25/2036 «~	28	26
5.603% due 12/25/2035 ~	415	302

JP Morgan Chase Commercial Mortgage Securities Trust
0.360% due 10/05/2040 ~(a)	51,900	828
6.043% due 02/12/2051 ~	188	1,556
7.235% due 10/05/2040	5,500	5,754
7.439% due 12/15/2036 •	3,810	1,040
7.540% due 09/15/2029 •	7,700	6,092
7.790% due 09/15/2029 •	8,698	5,796

JP Morgan Mortgage Trust
4.294% due 05/25/2036 ~	210	169
4.603% due 08/25/2036 ~	555	438
4.603% due 06/25/2037 «~	45	34
4.603% due 06/25/2037 ~	168	131
4.750% due 01/25/2063 ~	16,623	15,928
5.529% due 07/25/2035 «~	2	2
6.000% due 09/25/2035	5,188	3,656
6.500% due 09/25/2035 «	94	59

Lavender Trust
6.250% due 10/26/2036	1,040	500

Legacy Mortgage Asset Trust
1.875% due 10/25/2068 þ	10,180	9,883
4.892% due 10/25/2066 þ	5,046	4,986
4.991% due 09/25/2060 ~	1,171	1,172
7.195% due 01/28/2070 •	940	942

Lehman Mortgage Trust
6.000% due 08/25/2036	368	290
6.000% due 09/25/2037	109	100

Lehman XS Trust
5.804% due 12/25/2036 •	6,323	5,965
5.824% due 09/25/2046 •	151	128

LUXE Commercial Mortgage Trust
7.194% due 10/15/2038 •	18,339	18,337

MASTR Adjustable Rate Mortgages Trust
5.654% due 04/25/2046 •	185	160

MASTR Alternative Loan Trust
6.750% due 07/25/2036	395	138

MASTR Reperforming Loan Trust
8.000% due 08/25/2034	1,523	1,207

Merrill Lynch Alternative Note Asset Trust
6.044% due 03/25/2037 •	591	143

Merrill Lynch Mortgage Investors Trust
5.546% due 11/25/2035 •	30	28
6.164% due 08/25/2035 •	1,900	1,789

MFA Trust
5.570% due 09/25/2067 þ	18,005	17,858
6.105% due 12/25/2068 þ	5,300	5,303

MFT Trust
3.358% due 02/10/2042	5,000	3,448
3.477% due 02/10/2042 ~	6,815	4,431

Morgan Stanley Bank of America Merrill Lynch Trust
4.750% due 12/15/2046 ~	3,970	3,680

Morgan Stanley Capital Trust
5.162% due 10/12/2052 ~	10	10
7.023% due 11/15/2034 •	5,400	5,307
7.684% due 12/15/2036 •	9,000	2,079
7.823% due 11/15/2034 •	20,993	20,466
8.517% due 12/15/2038 •	800	670

Morgan Stanley Mortgage Capital Holdings Trust
3.740% due 09/13/2039 ~	2,681	2,047

Mortgage Equity Conversion Asset Trust
5.500% due 01/25/2042 •	3,673	3,578

MRCD Mortgage Trust
2.718% due 12/15/2036	19,530	13,976

Natixis Commercial Mortgage Securities Trust
4.058% due 04/10/2037 ~	21,999	16,520
4.773% due 06/17/2038 ~	11,706	10,647

New Orleans Hotel Trust
6.362% due 04/15/2032 •	3,300	3,223
6.962% due 04/15/2032 •	12,440	11,706

126	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		$4,684	$4,417
3.500% due 10/25/2059 ~		1,880	1,741

New York Mortgage Trust
3.750% due 02/25/2068 ~		1,888	1,736

NLT Trust
3.200% due 10/25/2062 ~		3,578	3,175

Nomura Asset Acceptance Corp. Alternative Loan Trust
4.669% due 04/25/2036 ~		2,004	1,698
5.634% due 06/25/2037 •		3,480	2,769

Nomura Resecuritization Trust
6.344% due 01/25/2037 •		20,380	19,053

OBX Trust
5.928% due 11/25/2063 þ		6,233	6,224
6.465% due 10/25/2063 þ		9,938	10,009
6.844% due 04/25/2063 þ		4,737	4,794
7.159% due 10/25/2063 þ		12,824	13,104

PRKCM Trust
7.225% due 11/25/2058 þ		5,254	5,352

PRPM LLC
3.750% due 03/25/2054 þ(b)		1,000	949
4.000% due 11/25/2053 þ		1,120	1,078
4.000% due 01/25/2054 þ		986	945
4.200% due 12/25/2064 ~		2,384	2,291

PRPM Trust
6.221% due 11/25/2068 þ		1,638	1,637

RBSSP Resecuritization Trust
5.328% due 01/26/2036 ~		2,209	1,968

RCKT Mortgage Trust
6.808% due 09/25/2043 ~		2,953	2,991

Real Estate Asset Liquidity Trust
2.419% due 06/12/2054 ~	CAD	107	79

Residential Accredit Loans, Inc. Trust
5.764% due 01/25/2037 •		$10,993	9,400
5.824% due 07/25/2036 •		130	121
5.939% due 09/25/2046 •		5,412	4,719
6.000% due 09/25/2036		346	144
6.449% due 09/25/2045 •		146	129

Sequoia Mortgage Trust
6.223% due 09/20/2034 «•		35	29

SFO Commercial Mortgage Trust
7.839% due 05/15/2038 •		23,560	22,113
8.339% due 05/15/2038 •		5,000	4,155

Starwood Mortgage Trust
7.140% due 04/15/2034 •		7,734	7,642
7.690% due 04/15/2034 •		10,000	9,772

Structured Adjustable Rate Mortgage Loan Trust
5.145% due 09/25/2035 ~		119	105
5.744% due 02/25/2037 •		2,204	2,074
6.763% due 04/25/2034 «~		2	2

Structured Asset Mortgage Investments Trust
5.704% due 03/25/2037 •		936	355
5.984% due 08/25/2035 •		266	233

Structured Asset Securities Corp.
5.694% due 07/25/2035 •		12,579	11,361
5.704% due 05/25/2043 •		7,077	6,500

Structured Asset Securities Corp. Mortgage Loan Trust
5.694% due 05/25/2036 •		13,299	10,750

TBW Mortgage-Backed Trust
5.804% due 01/25/2037 •		14,735	3,321
6.470% due 09/25/2036 þ		473	12
6.620% due 03/25/2037 þ		9,009	1,949

Thornburg Mortgage Securities Trust
6.084% due 09/25/2043 •		10	10

Towd Point Mortgage Trust
2.710% due 01/25/2060 ~		4,289	4,015
3.250% due 07/25/2056 ~		1,100	1,069
3.750% due 07/25/2062 ~		8,102	7,574
3.750% due 09/25/2062		86,143	80,292

Tower Bridge Funding PLC
0.000% due 01/20/2066 •	GBP	11,500	14,577

Trinity Square PLC
6.622% due 07/15/2059 •		9,700	12,240
6.922% due 07/15/2059 •		2,800	3,532
7.222% due 07/15/2059 •		1,900	2,395

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.972% due 07/15/2059 •	GBP	900	$1,135

Uropa Securities PLC
5.691% due 10/10/2040 •		2,541	2,988

VASA Trust
6.690% due 07/15/2039 •		$10,800	8,984
7.190% due 07/15/2039 •		10,000	7,303

Verus Securitization Trust
6.259% due 12/25/2068 þ		4,330	4,347
6.876% due 11/25/2068 ~		3,782	3,833

Waikiki Beach Hotel Trust
7.103% due 12/15/2033 •		5,000	4,909
7.653% due 12/15/2033 •		8,650	8,470

WaMu Commercial Mortgage Securities Trust
4.919% due 11/23/2043 ~		980	978
6.124% due 03/23/2045 ~		10,509	10,147

WaMu Mortgage Pass-Through Certificates Trust
4.399% due 12/25/2046 •		107	89
4.441% due 02/25/2037 ~		180	154
4.608% due 10/25/2035 ~		2,857	2,531
5.880% due 09/25/2033 «~		16	15
6.004% due 11/25/2045 •		1,567	1,409
6.024% due 12/25/2045 •		1,557	1,522
6.289% due 11/25/2042 •		31	29
6.424% due 11/25/2034 •		206	189

Warwick Finance Residential Mortgages PLC
6.177% due 12/21/2049 •	GBP	8,526	10,807

Wells Fargo Commercial Mortgage Trust
7.530% due 02/15/2037 •		$2,200	2,190

Wells Fargo Mortgage-Backed Securities Trust
5.975% due 11/25/2037 ~		135	116
6.018% due 10/25/2037 ~		10,755	9,047
6.168% due 09/25/2033 «~		23	22
6.265% due 04/25/2036 ~		466	435

Total Non-Agency Mortgage-Backed Securities (Cost $2,406,314)			2,174,437

ASSET-BACKED SECURITIES 21.3%

510 Asset-Backed Trust
2.240% due 06/25/2061 þ		1,160	1,132

Aames Mortgage Trust
6.950% due 11/25/2031 þ		556	522
7.150% due 01/25/2032 «þ		251	237

ABFC Trust
6.194% due 06/25/2037 •		4,207	3,292

AccessLex Institute
5.825% due 09/26/2033 •		1,458	1,442

Accredited Mortgage Loan Trust
5.704% due 09/25/2036 •		1,135	1,119

ACE Securities Corp. Home Equity Loan Trust
5.884% due 05/25/2037 •		13,362	2,204
7.394% due 11/25/2034 •		2,267	2,162

ACHV ABS Trust
5.900% due 04/25/2031		900	900

American Money Management Corp. CLO Ltd.
6.513% due 11/10/2030 •		7,993	8,011

AmeriCredit Automobile Receivables Trust
6.389% due 07/25/2035 •		4,771	4,638

Ameriquest Mortgage Securities Trust
5.954% due 04/25/2036 «•		129	126

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.233% due 06/25/2033 •		810	703
6.194% due 01/25/2036 •		479	465
6.794% due 03/25/2033 «•		142	131

Arbour CLO DAC
4.920% due 03/15/2033 •	EUR	25,000	26,877

Ares European CLO DAC
5.090% due 10/21/2033 •		24,941	26,980

Argent Securities Trust
5.744% due 06/25/2036 •		$3,208	1,633
5.824% due 03/25/2036 •		5,134	4,549
5.924% due 07/25/2036 •		1,062	277

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
7.394% due 05/25/2034 •		$793	$618

Asset-Backed Securities Corp. Home Equity Loan Trust
4.203% due 01/25/2036 •		8,120	7,015
6.419% due 06/25/2035 •		2,000	1,732

Avis Budget Rental Car Funding AESOP LLC
3.350% due 09/22/2025		22,201	22,071

Ayresome CDO Ltd.
5.916% due 12/08/2045 •		2,515	731

Barings Loan Partners CLO Ltd.
6.838% due 07/20/2033 •		6,500	6,499

Bastille Euro CLO DAC
5.092% due 01/15/2034 •	EUR	50,000	53,944

Bayview Financial Acquisition Trust
6.315% due 04/28/2036 •		$379	372

Bayview Opportunity Master Fund Trust
5.660% due 03/15/2028		3,800	3,805
5.670% due 04/15/2027		6,800	6,799

Bear Stearns Asset-Backed Securities Trust
5.684% due 06/25/2047 •		67	66
5.794% due 06/25/2047 •		25,753	22,533
6.344% due 08/25/2034 •		7,693	7,432
7.044% due 10/25/2037 •		32,781	31,229
7.394% due 08/25/2035 •		18,419	17,468

Bear Stearns Structured Products, Inc. Trust
7.444% due 03/25/2037 •		7,000	6,603

Betony CLO Ltd.
6.659% due 04/30/2031 •		1,633	1,637

BlueMountain CLO Ltd.
6.656% due 07/15/2031 •		11,467	11,477

BlueMountain Fuji EUR CLO DAC
4.852% due 01/15/2033 •	EUR	10,200	10,966

Bosphorus CLO DAC
4.760% due 12/15/2030 •		1,336	1,440

Capital Four U.S. CLO Ltd.
7.494% due 01/20/2037 •		$8,700	8,766

Carlyle Global Market Strategies CLO Ltd.
6.559% due 07/20/2031 •		10,884	10,887
6.919% due 07/20/2032 •		7,500	7,494

Carrington Mortgage Loan Trust
5.634% due 06/25/2037 •		5,209	5,074
5.969% due 02/25/2036 «•		361	345
6.434% due 06/25/2035 •		19,952	19,600
7.244% due 05/25/2035 •		15,328	12,789

Carvana Auto Receivables Trust
0.800% due 01/10/2027		5,300	5,054
5.080% due 03/11/2030		5,691	5,679
5.500% due 08/10/2027		6,800	6,799
5.620% due 01/10/2029		2,200	2,215
5.710% due 07/10/2029		3,000	3,034
5.740% due 11/13/2029		1,873	1,903
5.760% due 04/12/2027		6,100	6,103
6.090% due 11/10/2026		1,569	1,571
6.160% due 10/10/2028		3,100	3,146
6.160% due 09/10/2029		5,319	5,457

Castlelake Aircraft Securitization Trust
4.125% due 06/15/2043		1,309	1,195

Cedar Funding CLO Ltd.
6.655% due 05/29/2032 •		7,000	7,017

Centerline Logistics Corp.
9.250% due 12/15/2027 «		338	340
9.750% due 12/15/2027 «		405	407

Centex Home Equity Loan Trust
4.917% due 06/25/2034 þ		5,463	5,229
6.094% due 03/25/2033 •		1,227	1,207
6.494% due 10/25/2035 •		1,528	1,488

CIFC Funding Ltd.
6.529% due 04/20/2030 •		2,151	2,150
6.560% due 04/24/2031 •		1,777	1,782

CIT Mortgage Loan Trust
6.944% due 10/25/2037 •		15,443	15,358

Citigroup Mortgage Loan Trust
5.879% due 11/25/2036 •		539	530
6.104% due 02/25/2035 •		355	332
6.134% due 10/25/2035 •		800	717

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	127

Schedule of Investments	PIMCO Low Duration Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

College Avenue Student Loans LLC
4.130% due 12/26/2047		$1,342	$1,283
6.644% due 12/26/2047 •		993	990
7.094% due 11/26/2046 •		402	406

Conseco Finance Corp.
7.500% due 03/01/2030 ~		2,801	893

Conseco Finance Securitizations Corp.
7.192% due 09/01/2033 •		1,841	1,826

Countrywide Asset-Backed Certificates Trust
4.651% due 12/25/2034 •		1,057	998
5.499% due 02/25/2035 ~		4,460	3,938
5.584% due 06/25/2047 •		7,519	6,704
5.644% due 10/25/2047 •		5,576	5,219
5.664% due 05/25/2047 •		3,974	3,737
5.694% due 06/25/2047 •		183	176
5.704% due 04/25/2046 •		1,626	1,505
5.744% due 03/25/2047 •		3,706	3,608
5.849% due 09/25/2046 •		1,667	1,316
5.884% due 05/25/2037 •		19,171	18,000
5.924% due 04/25/2037 •		38	32
5.924% due 03/25/2047 •		10,109	8,349
5.944% due 01/25/2046 •		5,474	5,130
6.134% due 05/25/2036 •		395	390
6.144% due 03/25/2036 •		4,798	4,095
6.184% due 08/25/2047 •		22,281	21,306
6.344% due 10/25/2047 •		9	8

CPS Auto Receivables Trust
6.130% due 09/15/2026		7,388	7,398

Credit-Based Asset Servicing & Securitization CBO Ltd.
8.770% due 02/16/2041 •		128,899	1,775
8.840% due 12/15/2034 •		10,528	572

Credit-Based Asset Servicing & Securitization LLC
3.657% due 03/25/2034 •		118	121

CVC Cordatus Loan Fund DAC
4.681% due 08/15/2032 •	EUR	1,783	1,917

ECMC Group Student Loan Trust
6.485% due 05/25/2067 •		$1,803	1,800

EFS Volunteer LLC
6.473% due 10/25/2035 •		82	82

Ellington Loan Acquisition Trust
6.544% due 05/25/2037 •		10,102	9,754

Elmwood CLO Ltd.
6.947% due 01/17/2034 •		11,500	11,553
7.044% due 12/11/2033 •		41,800	42,010

EMC Mortgage Loan Trust
8.444% due 11/25/2030 •		3,868	3,781

Ent Auto Receivables Trust
6.240% due 01/16/2029		2,000	2,026
6.260% due 11/15/2029		1,000	1,020

Exeter Automobile Receivables Trust
6.310% due 10/15/2027		500	503

FHF Issuer Trust
5.690% due 02/15/2030		7,100	7,104
6.790% due 10/15/2029		7,370	7,444

Finance of America Structured Securities Trust
2.000% due 04/25/2073 þ		4,341	4,320
3.000% due 09/25/2061 þ		12,488	11,797

First Franklin Mortgage Loan Trust
5.564% due 11/25/2036 •		1,732	1,552
5.744% due 05/25/2036 •		1,808	1,753
5.754% due 07/25/2036 •		229	218
5.924% due 04/25/2036 •		7,600	6,900

First Investors Auto Owner Trust
6.440% due 10/16/2028		7,523	7,584

First NLC Trust
3.703% due 05/25/2035 •		9,242	8,092

Foursight Capital Automobile Receivables Trust
5.490% due 01/16/2029		8,400	8,386

Fremont Home Loan Trust
5.584% due 11/25/2036 •		3,719	2,161

GLS Auto Receivables Issuer Trust
4.920% due 01/15/2027		11,500	11,423
5.340% due 06/15/2028		11,500	11,399
5.520% due 11/15/2027		22,400	22,333
5.690% due 03/15/2029		12,259	12,238

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GLS Auto Select Receivables Trust
6.370% due 06/15/2028		$9,711	$9,783

GoldenTree Loan Management U.S. CLO Ltd.
6.489% due 11/20/2030 •		4,216	4,217

Golub Capital Partners CLO Ltd.
6.599% due 04/20/2031 •		3,402	3,401

GreenState Auto Receivables Trust
5.530% due 08/16/2027		9,400	9,397

Greywolf CLO Ltd.
6.746% due 01/27/2031 •		10,160	10,158

GSAA Home Equity Trust
5.684% due 05/25/2047 •		1,526	882
5.884% due 03/25/2047 •		5,254	1,845
6.344% due 08/25/2037 •		53	51
6.741% due 03/25/2036 þ		3,790	1,075

GSAMP Trust
5.584% due 03/25/2047 •		10,815	9,761
5.614% due 01/25/2037 •		750	725
5.924% due 09/25/2036 •		8,689	3,106
6.194% due 01/25/2034 •		2,135	2,055
6.419% due 06/25/2034 •		541	538

Harvest SBA Loan Trust
7.685% due 08/25/2044 •		1,670	1,660

Hayfin Emerald CLO
5.662% due 01/25/2037 •	EUR	9,800	10,653

Hertz Vehicle Financing LLC
3.730% due 09/25/2026		$7,030	6,874

Hildene TruPS Securitization Ltd.
7.347% due 05/22/2039 •		36,053	35,692

Home Equity Asset Trust
6.044% due 07/25/2036 •		1,000	917

Home Equity Loan Trust
5.634% due 04/25/2037 •		10,511	9,846
5.674% due 04/25/2037 •		467	453

Home Equity Mortgage Loan Asset-Backed Trust
5.634% due 04/25/2037 •		15,490	10,427
5.824% due 06/25/2036 •		385	380
6.689% due 03/25/2035 •		2,575	2,512

HSI Asset Loan Obligation Trust
4.812% due 12/25/2036 •		56	17

Hyundai Auto Lease Securitization Trust
5.800% due 12/15/2026		13,300	13,415

JP Morgan Mortgage Acquisition Corp.
6.344% due 09/25/2035 •		3,400	3,087
6.404% due 06/25/2035 •		7,474	6,059

JP Morgan Mortgage Acquisition Trust
5.654% due 10/25/2036 •		298	293
5.894% due 07/25/2036 •		5,000	4,339
6.029% due 01/25/2036 •		7,931	7,820

KKR CLO Ltd.
6.576% due 04/15/2031 •		1,324	1,324

Laurelin DAC
4.690% due 10/20/2031 •	EUR	30,762	33,061

LCCM Trust
6.890% due 11/15/2038 •		$7,320	7,223

LCM Loan Income Fund Ltd.
6.609% due 04/20/2031 •		14,228	14,221

Lehman XS Trust
5.684% due 02/25/2037 •		3,184	3,091
5.764% due 02/25/2037 •		1,298	1,258

Lendingpoint Asset Securitization Trust
4.770% due 10/15/2029		1,602	1,592

LendingPoint Pass-Through Trust
5.700% due 07/15/2029		2,719	2,686

Long Beach Mortgage Loan Trust
5.744% due 06/25/2036 •		8,124	3,829
5.744% due 09/25/2036 •		10,414	6,567
5.904% due 10/25/2036 •		31,176	10,175
6.044% due 02/25/2036 •		6,790	5,609
6.074% due 01/25/2046 •		2,973	2,796

M&T Bank Auto Receivables Trust
5.220% due 02/17/2032		10,200	10,208
5.590% due 02/17/2032		15,200	15,201

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MACKAY SHIELDS EURO CLO
4.900% due 10/20/2032 •	EUR	2,700	$2,890

Magnetite Ltd.
6.679% due 07/20/2031 •		$11,748	11,750
6.935% due 10/25/2033 •		26,900	27,011

Marlay Park CLO DAC
4.682% due 10/15/2030 •	EUR	2,760	2,976

Marlette Funding Trust
7.130% due 12/15/2033		$11,981	12,118

MASTR Asset-Backed Securities Trust
5.544% due 01/25/2037 •		272	79
5.654% due 05/25/2037 •		82	78
7.169% due 06/25/2035 •		470	478

Merrill Lynch Mortgage Investors Trust
5.664% due 08/25/2037 •		1,103	572
5.704% due 03/25/2037 •		887	803
5.734% due 08/25/2037 •		397	355
5.964% due 04/25/2037 •		600	301
6.194% due 09/25/2035 •		4,232	4,079
6.244% due 08/25/2035 •		1,061	1,016

METAL LLC
4.581% due 10/15/2042		2,635	1,674

MF1 LLC
7.476% due 06/19/2037 •		22,100	22,127
7.961% due 09/17/2037 •		9,600	9,635

Morgan Stanley ABS Capital, Inc. Trust
5.694% due 07/25/2036 •		57	50
5.924% due 09/25/2036 •		6,739	2,384
5.984% due 03/25/2036 •		2,799	2,691
6.149% due 12/25/2034 •		77	71
6.374% due 02/25/2035 •		1,075	954
6.394% due 07/25/2037 •		46,498	43,037
6.464% due 01/25/2035 •		1,158	1,120

National Collegiate Student Loan Trust
5.764% due 10/27/2031 •		1,648	1,626
5.837% due 10/25/2033 •		704	696

Navient Private Education Refi Loan Trust
1.170% due 09/16/2069		2,532	2,284
1.330% due 04/15/2069		3,334	3,015

Navient Student Loan Trust
6.335% due 08/26/2069 •		3,706	3,695
7.019% due 03/15/2072 •		13,350	13,476
7.230% due 03/15/2072		6,300	6,597

Nelnet Student Loan Trust
6.640% due 02/20/2041		4,404	4,427

Neuberger Berman Loan Advisers CLO Ltd.
6.929% due 10/24/2032 •		30,500	30,584

Newark BSL CLO Ltd.
6.556% due 07/25/2030 •		1,676	1,679

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
5.594% due 07/25/2036 •		14,077	12,948
6.104% due 11/25/2035 •		2,371	2,266
6.104% due 10/25/2036 •		2,040	431

Northwoods Capital Ltd.
7.191% due 06/15/2031 •		2,490	2,490

NovaStar Mortgage Funding Trust
5.764% due 05/25/2036 •		954	932
6.359% due 10/25/2035 •		7,454	7,039
7.544% due 12/25/2034 «•		74	59

Octagon Investment Partners Ltd.
6.536% due 04/16/2031 •		13,166	13,169

Octagon Loan Funding Ltd.
6.761% due 11/18/2031 •		12,348	12,387

OneMain Financial Issuance Trust
1.750% due 09/14/2035		2,500	2,331
4.890% due 10/14/2034		36,800	36,557
6.819% due 09/15/2036 •		4,400	4,477

Option One Mortgage Loan Trust Asset-Backed Certificates
6.134% due 11/25/2035 •		1,723	1,626

Ownit Mortgage Loan Trust
5.764% due 10/25/2037 •		9,895	9,672
5.864% due 01/25/2037 •		918	877
5.904% due 10/25/2037 •		5,393	5,307

128	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pagaya AI Debt Selection Trust
2.030% due 10/15/2029		$2,742	$2,716
4.970% due 01/15/2030		2,497	2,486
6.258% due 10/15/2031		10,600	10,597
6.319% due 08/15/2031		5,200	5,209
6.813% due 03/15/2030 ~		1,391	1,398
7.128% due 06/16/2031		10,390	10,422
7.228% due 07/15/2031		2,056	2,065
7.600% due 12/16/2030		3,318	3,341
8.027% due 12/16/2030 ~		2,001	2,023

Palisades CDO Ltd.
6.227% due 07/22/2039 •		21	22

Palmer Square CLO Ltd.
6.963% due 10/20/2033 •		18,300	18,376

Palmer Square European Loan Funding DAC
5.494% due 05/15/2033 •	EUR	12,500	13,489

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
6.179% due 09/25/2035 •		$5,505	5,309
6.479% due 05/25/2035 •		7,804	6,108
6.494% due 06/25/2035 •		4,980	3,993
7.169% due 09/25/2034 •		2,649	2,567

People’s Choice Home Loan Securities Trust
6.389% due 05/25/2035 •		770	702

Popular ABS Mortgage Pass-Through Trust
5.754% due 11/25/2036 •		7,460	6,214

PRET LLC
1.843% due 09/25/2051 þ		42,862	41,043
1.868% due 07/25/2051 þ		11,191	10,834
1.992% due 02/25/2061 þ		1,588	1,553
2.487% due 07/25/2051 þ		10,994	10,750
2.487% due 10/25/2051 þ		20,928	20,523
2.487% due 10/25/2051 ~		3,378	3,310
3.721% due 07/25/2051 þ		23,400	22,824
5.240% due 04/25/2052 þ		25,244	24,874
8.112% due 11/25/2053 þ		9,251	9,277
8.497% due 10/25/2053 þ		49,213	49,509

Purple Finance CLO DAC
4.748% due 01/25/2031 •	EUR	415	447

Quest Trust
6.024% due 08/25/2036 •		$6,791	6,179

RAAC Trust
6.044% due 06/25/2044 •		1,291	1,084

Rad CLO Ltd.
6.964% due 01/25/2033 •		23,800	23,895

Research-Driven Pagaya Motor Asset Trust
4.320% due 09/25/2030		2,012	1,953

Residential Asset Mortgage Products Trust
6.029% due 03/25/2036 •		18,400	16,628
6.124% due 12/25/2035 •		1,113	955

Residential Asset Securities Corp. Trust
5.984% due 07/25/2036 •		1,183	1,020
6.074% due 02/25/2036 •		1,500	1,428
6.404% due 01/25/2036 •		2,608	2,396
6.419% due 09/25/2035 •		3,385	3,319

Rockford Tower Europe CLO DAC
0.000% due 04/24/2037 •(b)	EUR	13,000	14,025

Santander Drive Auto Receivables Trus
5.250% due 04/17/2028		$1,700	1,700

Santander Drive Auto Receivables Trust
4.720% due 06/15/2027		16,000	15,883
4.960% due 11/15/2028		14,000	13,850
5.710% due 02/16/2027		19,300	19,312

Saranac CLO Ltd.
7.190% due 06/22/2030 •		3,009	3,022

Saxon Asset Securities Trust
5.754% due 09/25/2037 •		4,028	3,797
5.924% due 10/25/2046 •		9,050	7,517
7.194% due 12/25/2037 •		2,239	2,094

SBNA Auto Lease Trust
6.520% due 04/20/2028		4,500	4,615

SCCU Auto Receivables Trust
5.700% due 10/16/2028		5,000	5,041
5.700% due 08/15/2029		2,700	2,714
5.850% due 05/17/2027		8,100	8,110

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Securitized Asset-Backed Receivables LLC Trust
5.884% due 01/25/2037 •		$4,020	$2,787
6.024% due 12/25/2035 •		235	227
6.059% due 01/25/2035 •		2,334	2,182
6.494% due 03/25/2035 •		185	181

Segovia European CLO DAC
4.664% due 01/18/2031 •	EUR	1,880	2,022

SFS Auto Receivables Securitization Trust
4.940% due 01/21/2031		$700	698
4.950% due 05/21/2029		3,900	3,884

SLM Student Loan Trust
6.235% due 03/25/2026 •		37,501	37,255

SMB Private Education Loan Trust
0.000% due 02/16/2055 «(g)		3	3,715
2.340% due 09/15/2034		1,011	991
3.940% due 02/16/2055		17,474	16,598
4.550% due 02/16/2055		8,110	7,665
4.950% due 02/16/2055		2,107	1,970
5.950% due 02/16/2055		3,767	3,593
6.769% due 02/16/2055 •		17,474	17,537
7.119% due 10/16/2056 •		3,727	3,805

Soundview Home Loan Trust
5.554% due 01/25/2037 •		7,492	5,389
5.614% due 07/25/2037 •		4,618	3,958
5.644% due 06/25/2037 •		41,394	28,246
5.684% due 11/25/2036 •		5,842	1,748
5.744% due 03/25/2037 •		2,062	1,923
5.784% due 11/25/2036 •		3,376	1,010
6.394% due 09/25/2037 •		799	638
6.419% due 03/25/2036 •		1,000	912

Specialty Underwriting & Residential Finance Trust
5.296% due 12/25/2036 •		5,604	5,305

Steele Creek CLO Ltd.
6.649% due 04/21/2031 •		2,039	2,040

Structured Asset Investment Loan Trust
6.164% due 07/25/2035 •		1,377	1,279
6.269% due 05/25/2034 •		1,291	1,240
6.375% due 09/25/2034 •		3,161	3,127
6.644% due 08/25/2034 •		4,751	4,792

Structured Asset Securities Corp.
6.644% due 02/25/2035 •		542	527

Structured Asset Securities Corp. Mortgage Loan Trust
5.599% due 09/25/2036 •		732	449
5.824% due 12/25/2035 •		2,021	1,959

Tesla Electric Vehicle Trust
5.380% due 06/20/2028		11,000	11,049
5.380% due 02/20/2029		3,500	3,528

Theorem Funding Trust
6.060% due 12/15/2028		2,939	2,931

Towd Point Mortgage Trust
3.750% due 11/25/2058 ~		5,000	4,724
4.000% due 11/25/2058 ~		5,000	4,665
6.125% due 02/25/2064 ~		6,835	6,850

TruPS Financials Note Securitization Ltd.
7.164% due 09/20/2039 •		2,907	2,878

Upstart Pass-Through Trust
4.300% due 05/20/2030		1,476	1,438
7.900% due 10/20/2028		4,295	4,334

Upstart Securitization Trust
3.120% due 03/20/2032		3,366	3,340
4.370% due 05/20/2032		3,923	3,916
5.500% due 06/20/2032		4,908	4,874

Venture CLO Ltd.
6.836% due 01/15/2032 •		1,700	1,703
6.856% due 04/15/2033 •		15,400	15,432

WAVE Trust
3.844% due 11/15/2042		4,626	4,087

Westlake Automobile Receivables Trust
0.000% due 03/15/2027 •		4,300	4,301
5.440% due 05/17/2027		3,100	3,099
5.620% due 03/15/2027		11,200	11,198

Wind River CLO Ltd.
6.610% due 07/18/2031 •		3,145	3,144

Total Asset-Backed Securities (Cost $2,140,606)			2,083,266

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 5.0%

Argentina Government International Bond
0.750% due 07/09/2030 þ		$10,378	$5,371
1.000% due 07/09/2029		1,115	597
3.500% due 07/09/2041 þ		9,847	3,983
3.625% due 07/09/2035 þ		40,783	16,986
3.625% due 07/09/2046 þ		115	52
4.250% due 01/09/2038 þ		10,711	4,986

Argentina Treasury Bond BONCER
0.000% due 06/30/2025 (g)	ARS	619,387	860
4.000% due 10/14/2024		2,489,170	2,872

Brazil Letras do Tesouro Nacional
0.000% due 07/01/2024 (g)	BRL	440,000	85,664

Israel Government International Bond
5.375% due 03/12/2029		$17,300	17,353
5.500% due 03/12/2034		50,000	49,592

Mexico Government International Bond
2.750% due 11/27/2031 (h)	MXN	777,819	40,326
3.000% due 12/03/2026 (h)		440,491	24,602
4.000% due 11/30/2028 (h)		552,663	31,741
7.500% due 06/03/2027		167,600	9,547
7.750% due 05/29/2031		31,300	1,737
8.500% due 03/01/2029		192,300	11,211
8.500% due 05/31/2029		123,400	7,201

Peru Government International Bond
5.400% due 08/12/2034	PEN	674	156
6.900% due 08/12/2037		10	3
6.950% due 08/12/2031		201	54

Provincia de Buenos Aires
106.588% due 04/12/2025	ARS	1,002	1

Romania Government International Bond
2.000% due 04/14/2033	EUR	5,000	4,152
3.750% due 02/07/2034		6,330	6,010
5.375% due 03/22/2031		8,760	9,511
5.500% due 09/18/2028		13,300	14,814

Russia Government International Bond
4.250% due 06/23/2027		$5,200	3,900
4.750% due 05/27/2026		6,000	4,950
5.250% due 06/23/2047		12,400	6,975
5.625% due 04/04/2042		3,400	2,263
5.875% due 09/16/2043		1,800	1,206

South Africa Government International Bond
10.500% due 12/21/2026	ZAR	1,296,000	70,379

State Agency of Roads of Ukraine
6.250% due 06/24/2030		$1,800	528

Turkey Government International Bond
4.250% due 03/13/2025		23,900	23,603
5.250% due 03/13/2030		15,400	13,960
6.125% due 10/24/2028		2,500	2,447
7.625% due 04/26/2029		7,700	7,868

Venezuela Government International Bond
7.000% due 03/31/2038 ^(d)		124	19
7.650% due 04/21/2025 ^(d)		3,123	467
8.250% due 10/13/2024 ^(d)		2,021	299
9.250% due 09/15/2027 ^(d)		729	132
9.250% due 05/07/2028 ^(d)		2,886	480
11.750% due 10/21/2026 ^(d)		130	24
11.950% due 08/05/2031 ^(d)		6,600	1,161

Total Sovereign Issues (Cost $515,363)			490,043

		SHARES
COMMON STOCKS 0.5%

COMMUNICATION SERVICES 0.1%

Clear Channel Outdoor Holdings, Inc. (e)		2,065,869	3,409

iHeartMedia, Inc. ‘A’ (e)		487,321	1,018

iHeartMedia, Inc. ‘B’ «(e)		378,169	711

			5,138

CONSUMER DISCRETIONARY 0.0%

Urbi Desarrollos Urbanos SAB de CV (e)		4,107	2

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	129

Schedule of Investments	PIMCO Low Duration Income Fund	(Cont.)

	SHARES	MARKET VALUE (000S)
FINANCIALS 0.1%

Hipotecaria Su Casita SA de CV «(e)	345,787	$0

Intelsat Emergence SA «(k)	372,608	10,215

UBS Group AG	17,485	538

		10,753

HEALTH CARE 0.1%

Amsurg Equity «(e)(k)	317,945	15,725

INDUSTRIALS 0.2%

Drillco Holding Lux SA «(e)(k)	23,705	572

Forsea Holding SA «(e)	7,901	190

Neiman Marcus Group Ltd. LLC «(e)(k)	110,888	16,228

Voyager Aviation Holdings LLC «(e)	958	0

Westmoreland Mining Holdings «(e)(k)	2,910	9

Westmoreland Mining LLC «(e)(k)	2,936	8

		17,007

UTILITIES 0.0%

Windstream Units «(e)	5,491	173

Total Common Stocks (Cost $77,750)		48,798

WARRANTS 0.0%

FINANCIALS 0.0%

Intelsat Emergence SA - Exp. 02/17/2027 «	4,542	9

Total Warrants (Cost $6,265)		9

		SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%

Farm Credit Bank of Texas
5.700% due 09/15/2025 •(i)		500,000	$486

INDUSTRIALS 0.0%

Voyager Aviation Holdings LLC
9.500% «		5,748	0

Total Preferred Securities (Cost $2,397)			486

REAL ESTATE INVESTMENT TRUSTS 0.0%

REAL ESTATE 0.0%

Uniti Group, Inc.		3,766	22

Total Real Estate Investment Trusts (Cost $24)			22

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (l) 0.0%
			4,400

SHORT-TERM NOTES 0.0%

Argentina Treasury Bond BONCER
3.750% due 05/20/2024	ARS	862,211	897

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.1%
5.415% due 04/11/2024 - 06/13/2024 (f)(g)(p)	$11,895	$11,822

Total Short-Term Instruments (Cost $17,122)		17,119

Total Investments in Securities (Cost $14,493,610)		13,918,088

	SHARES
INVESTMENTS IN AFFILIATES 2.2%

SHORT-TERM INSTRUMENTS 2.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.2%

PIMCO Short-Term Floating NAV Portfolio III	22,590,337	219,736

Total Short-Term Instruments (Cost $219,765)		219,736

Total Investments in Affiliates (Cost $219,765)		219,736

Total Investments 144.2% (Cost $14,713,375)		$14,137,824

Financial Derivative Instruments (m)(o) 0.1% (Cost or Premiums, net $51,307)		16,503

Other Assets and Liabilities, net (44.3)%		(4,349,457)

Net Assets 100.0%		$9,804,870

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	When-issued security.

(c)	Payment in-kind security.

(d)	Security is not accruing income as of the date of this report.

(e)	Security did not produce income within the last twelve months.

(f)	Coupon represents a weighted average yield to maturity.

(g)	Zero coupon security.

(h)	Principal amount of security is adjusted for inflation.

(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(j)	Contingent convertible security.

130	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2024

(k) RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Amsurg Equity	11/02/2023 - 11/06/2023	$13,285	$15,725	0.16%
Drillco Holding Lux SA	06/08/2023	474	572	0.01
Intelsat Emergence SA	06/19/2017 - 02/23/2024	25,427	10,215	0.10
National Football League 5.480% due 10/05/2028	03/14/2024	18,600	18,600	0.19
Neiman Marcus Group Ltd. LLC	09/25/2020	3,571	16,228	0.17
Westmoreland Mining Holdings	03/26/2019	9	9	0.00
Westmoreland Mining LLC	06/30/2023	19	8	0.00

		$61,385	$61,357	0.63%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(l) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
DEU	5.260%	03/28/2024	04/01/2024	$4,400	U.S. Treasury Notes 2.375% due 05/15/2029	$(4,514)	$4,400	$4,403

Total Repurchase Agreements						$(4,514)	$4,400	$4,403

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(2)
U.S. Government Agencies (3.8)%
Uniform Mortgage-Backed Security	4.000%	04/01/2054	$2,000	$(1,861)	$(1,859)
Uniform Mortgage-Backed Security, TBA	1.500	04/01/2054	3,650	(2,718)	(2,748)
Uniform Mortgage-Backed Security, TBA	2.000	04/01/2039	22,000	(19,444)	(19,500)
Uniform Mortgage-Backed Security, TBA	2.000	04/01/2054	2,000	(1,557)	(1,583)
Uniform Mortgage-Backed Security, TBA	2.500	05/01/2054	393,000	(326,744)	(325,321)
Uniform Mortgage-Backed Security, TBA	3.000	05/01/2054	30,518	(26,413)	(26,288)

Total Short Sales (3.8)%				$(378,737)	$(377,299)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
DEU	$4,403	$0	$0	$0	$4,403	$(4,514)	$(111)

Master Securities Forward Transaction Agreement
MSC	0	0	0	(1,859)	(1,859)	0	(1,859)

Total Borrowings and Other Financing Transactions	$4,403	$0	$0	$(1,859)

(1)	Includes accrued interest.
(2)	Payable for short sales includes $(7) of deferred price drop.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(8,343) at a weighted average interest rate of 5.023%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(m) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May Futures	$109.000	04/26/2024	172	$172	$(46)	$(26)
Call - CBOT U.S. Treasury 10-Year Note May Futures	113.000	04/26/2024	172	172	(99)	(17)

Total Written Options					$(145)	$(43)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	131

Schedule of Investments	PIMCO Low Duration Income Fund	(Cont.)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond June Futures	06/2024	126	$9,572	$(3)	$48	$0
U.S. Treasury 5-Year Note June Futures	06/2024	594	63,567	185	0	(69)
U.S. Treasury 10-Year Note June Futures	06/2024	138	15,290	54	0	(11)

				$236	$48	$(80)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month SOFR Active Contract December Futures	03/2025	212	$(50,578)	$1,233	$29	$0
3-Month SOFR Active Contract December Futures	03/2026	227	(54,619)	908	25	0
3-Month SOFR Active Contract June Futures	09/2024	266	(63,085)	1,814	13	0
3-Month SOFR Active Contract June Futures	09/2025	214	(51,325)	1,015	32	0
3-Month SOFR Active Contract March Futures	06/2024	352	(83,312)	2,450	2	0
3-Month SOFR Active Contract March Futures	06/2025	192	(45,936)	1,014	29	0
3-Month SOFR Active Contract March Futures	06/2026	214	(51,534)	800	19	0
3-Month SOFR Active Contract September Futures	12/2024	246	(58,508)	1,569	28	0
3-Month SOFR Active Contract September Futures	12/2025	174	(41,812)	748	24	0
Euro-Bund June Futures	06/2024	107	(15,397)	(225)	0	(73)
Euro-Buxl 30-Year Bond June Futures	06/2024	4	(586)	(12)	0	(7)
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2024	70	(8,023)	(37)	0	(1)
U.S. Treasury Long-Term Bond June Futures	06/2024	96	(11,562)	(227)	0	(24)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2024	288	(37,152)	(665)	0	(135)

				$10,385	$201	$(240)

Total Futures Contracts				$10,621	$249	$(320)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Sprint Communications, Inc.	(5.000)%	Quarterly	06/20/2024	0.185%	$800	$(110)	$99	$(11)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Airbus Finance BV	1.000%	Quarterly	12/20/2025	0.146%	EUR	40,500	$(488)	$1,130	$642	$2	$0
Airbus Finance BV	1.000	Quarterly	06/20/2026	0.164		43,900	1,199	(335)	864	9	0
AT&T, Inc.	1.000	Quarterly	12/20/2024	0.323	$	5,600	53	(24)	29	0	0
AT&T, Inc.	1.000	Quarterly	12/20/2025	0.438		300	4	(1)	3	0	0
AT&T, Inc.	1.000	Quarterly	06/20/2026	0.473		4,600	76	(23)	53	1	0
AT&T, Inc.	1.000	Quarterly	06/20/2028	0.595		7,100	(36)	148	112	3	0
Boeing Co.	1.000	Quarterly	12/20/2024	0.343		4,600	(111)	134	23	1	0
Ford Motor Co.	5.000	Quarterly	12/20/2028	1.335		800	114	10	124	0	0
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2024	0.225		900	34	(23)	11	0	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2024	0.256		1,900	121	(53)	68	1	0
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2025	0.284		1,400	65	17	82	1	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2025	0.473		4,100	239	77	316	0	(1)
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2026	0.576		2,700	119	138	257	1	0
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2027	0.871		7,200	306	593	899	5	0
General Electric Co.	1.000	Quarterly	12/20/2024	0.101		1,700	(30)	42	12	0	0
General Electric Co.	1.000	Quarterly	06/20/2026	0.170		16,000	100	188	288	0	0
General Electric Co.	1.000	Quarterly	12/20/2026	0.204		3,300	37	32	69	0	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	0.266	EUR	16,100	(1,220)	1,380	160	5	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	0.317		5,900	(594)	670	76	1	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2026	0.344		4,600	(439)	511	72	2	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2026	0.409		12,500	(581)	796	215	3	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2027	0.453		3,500	(255)	320	65	3	0
Verizon Communications, Inc.	1.000	Quarterly	12/20/2024	0.261	$	18,400	59	44	103	2	0

132	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2024

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Verizon Communications, Inc.	1.000%	Quarterly	06/20/2026	0.400%	$	2,100	$48	$(21)	$27	$0	$0
Verizon Communications, Inc.	1.000	Quarterly	12/20/2026	0.439		20,900	493	(191)	302	0	(3)
Verizon Communications, Inc.	1.000	Quarterly	06/20/2028	0.518		7,600	(5)	142	137	0	(2)
Verizon Communications, Inc.	1.000	Quarterly	12/20/2028	0.567		1,900	(5)	39	34	0	(1)

							$(697)	$5,740	$5,043	$40	$(7)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.EM-31 5-Year Index	1.000%	Quarterly	06/20/2024	$	7,654	$(240)	$256	$16	$1	$0
CDX.EM-32 5-Year Index	1.000	Quarterly	12/20/2024		2,975	(117)	133	16	0	0
CDX.EM-34 5-Year Index	1.000	Quarterly	12/20/2025		9,200	(295)	198	(97)	8	0
CDX.EM-35 5-Year Index	1.000	Quarterly	06/20/2026		92	(3)	3	0	0	0
CDX.EM-36 5-Year Index	1.000	Quarterly	12/20/2026		73,416	(2,805)	2,425	(380)	6	0
CDX.EM-37 5-Year Index	1.000	Quarterly	06/20/2027		980	(81)	71	(10)	1	0
CDX.EM-38 5-Year Index	1.000	Quarterly	12/20/2027		9,400	(766)	644	(122)	3	0
CDX.EM-39 5-Year Index	1.000	Quarterly	06/20/2028		4,700	(320)	239	(81)	0	(1)
CDX.EM-40 5-Year Index	1.000	Quarterly	12/20/2028		49,500	(2,384)	1,199	(1,185)	0	(3)
CDX.HY-35 5-Year Index	5.000	Quarterly	12/20/2025		388	31	(7)	24	0	0
CDX.HY-36 5-Year Index	5.000	Quarterly	06/20/2026		37,054	3,235	(598)	2,637	0	(3)
CDX.HY-37 5-Year Index	5.000	Quarterly	12/20/2026		2,619	149	59	208	1	0
CDX.HY-39 5-Year Index	5.000	Quarterly	12/20/2027		980	0	74	74	0	0
CDX.HY-42 5-Year Index	5.000	Quarterly	06/20/2029		800	56	3	59	0	0
CDX.IG-37 5-Year Index	1.000	Quarterly	12/20/2026		300	7	(1)	6	0	0
CDX.IG-38 5-Year Index	1.000	Quarterly	06/20/2027		1,000	0	21	21	0	0
CDX.IG-39 5-Year Index	1.000	Quarterly	12/20/2027		400	0	9	9	0	0
CDX.IG-40 5-Year Index	1.000	Quarterly	06/20/2028		2,600	11	50	61	0	0
CDX.IG-41 5-Year Index	1.000	Quarterly	12/20/2028		73,200	829	866	1,695	6	0
CDX.IG-42 5-Year Index	1.000	Quarterly	06/20/2029		150,100	3,353	88	3,441	13	0

						$660	$5,732	$6,392	$39	$(7)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(6)	1-Day GBP-SONIO Compounded-OIS	4.000%	Annual	09/18/2029	GBP	110,200	$2,149	$215	$2,364	$203	$0
Pay	1-Day GBP-SONIO Compounded-OIS	4.320	Annual	10/20/2033		5,800	(31)	388	357	30	0
Receive	1-Day GBP-SONIO Compounded-OIS	3.700	Annual	03/28/2034		6,400	(27)	(5)	(32)	0	(32)
Receive(6)	1-Day GBP-SONIO Compounded-OIS	3.750	Annual	09/18/2034		3,000	(48)	(8)	(56)	0	(17)
Pay	1-Day GBP-SONIO Compounded-OIS	1.060	Annual	02/21/2052		2,400	(29)	(1,355)	(1,384)	16	0
Pay	1-Day GBP-SONIO Compounded-OIS	1.101	Annual	02/21/2052		2,400	(29)	(1,333)	(1,362)	16	0
Pay	1-Day GBP-SONIO Compounded-OIS	1.175	Annual	02/28/2052		4,800	(63)	(2,580)	(2,643)	33	0
Receive(6)	1-Day GBP-SONIO Compounded-OIS	3.750	Annual	09/18/2054		13,700	(282)	(84)	(366)	0	(157)
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.176	Annual	04/27/2027	JPY	3,740,000	0	(107)	(107)	8	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.020	Semi-Annual	09/20/2028		19,770,000	360	2,827	3,187	0	(78)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Semi-Annual	03/15/2029		52,610,000	5,324	4,252	9,576	0	(244)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.400	Annual	06/15/2032		6,157,600	(19)	939	920	0	(66)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.500	Annual	03/15/2042		3,007,000	873	1,520	2,393	0	(67)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.711	Annual	04/27/2042		908,000	0	481	481	0	(21)
Pay	1-Day USD-SOFR Compounded-OIS	5.100	Annual	05/22/2024	$	883,120	(2,731)	(73)	(2,804)	0	(48)
Pay	1-Day USD-SOFR Compounded-OIS	5.400	Annual	06/06/2024		2,000,460	(1,072)	643	(429)	0	(67)
Pay	1-Day USD-SOFR Compounded-OIS	3.950	Annual	06/20/2024		75,200	(395)	(733)	(1,128)	0	(15)
Pay	1-Day USD-SOFR Compounded-OIS	4.040	Annual	06/20/2024		41,400	(217)	(366)	(583)	0	(8)
Pay	1-Day USD-SOFR Compounded-OIS	4.060	Annual	06/20/2024		165,400	(868)	(1,428)	(2,296)	0	(30)
Pay	1-Day USD-SOFR Compounded-OIS	4.140	Annual	06/22/2024		94,000	(498)	(737)	(1,235)	0	(16)
Pay	1-Day USD-SOFR Compounded-OIS	3.050	Annual	07/21/2024		67,700	(406)	(1,231)	(1,637)	0	(20)
Pay	1-Day USD-SOFR Compounded-OIS	3.052	Annual	07/24/2024		67,500	(415)	(1,211)	(1,626)	0	(20)
Pay	1-Day USD-SOFR Compounded-OIS	3.010	Annual	07/25/2024		103,600	(650)	(1,889)	(2,539)	0	(31)
Pay	1-Day USD-SOFR Compounded-OIS	2.765	Annual	07/27/2024		67,100	(419)	(1,401)	(1,820)	0	(22)
Pay	1-Day USD-SOFR Compounded-OIS	2.993	Annual	10/13/2024		29,800	(201)	(511)	(712)	0	(11)
Pay	1-Day USD-SOFR Compounded-OIS	2.920	Annual	10/17/2024		65,000	(396)	(1,193)	(1,589)	0	(25)
Pay	1-Day USD-SOFR Compounded-OIS	3.018	Annual	10/24/2024		26,400	(171)	(446)	(617)	0	(10)
Pay	1-Day USD-SOFR Compounded-OIS	3.140	Annual	10/25/2024		26,600	(187)	(402)	(589)	0	(10)
Pay	1-Day USD-SOFR Compounded-OIS	3.190	Annual	10/25/2024		26,600	(185)	(390)	(575)	0	(10)
Pay	1-Day USD-SOFR Compounded-OIS	3.225	Annual	10/25/2024		26,600	(185)	(381)	(566)	0	(10)
Pay	1-Day USD-SOFR Compounded-OIS	2.973	Annual	10/27/2024		26,500	(182)	(450)	(632)	0	(10)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	133

Schedule of Investments	PIMCO Low Duration Income Fund	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	2.841%	Annual	10/31/2024	$	26,500	$(182)	$(481)	$(663)	$0	$(11)
Pay	1-Day USD-SOFR Compounded-OIS	3.088	Annual	11/07/2024		27,200	(197)	(414)	(611)	0	(11)
Pay	1-Day USD-SOFR Compounded-OIS	3.020	Annual	11/08/2024		63,600	(413)	(1,057)	(1,470)	0	(27)
Pay	1-Day USD-SOFR Compounded-OIS	2.910	Annual	11/14/2024		27,600	(183)	(482)	(665)	0	(12)
Pay	1-Day USD-SOFR Compounded-OIS	2.845	Annual	11/15/2024		62,900	(398)	(1,157)	(1,555)	0	(28)
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	11/21/2024		54,400	(197)	(653)	(850)	0	(19)
Pay	1-Day USD-SOFR Compounded-OIS	3.650	Annual	11/22/2024		54,500	(190)	(715)	(905)	0	(20)
Pay	1-Day USD-SOFR Compounded-OIS	3.650	Annual	12/05/2024		56,000	(174)	(742)	(916)	0	(21)
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/11/2024		56,000	(175)	(680)	(855)	0	(22)
Receive	1-Day USD-SOFR Compounded-OIS	2.450	Annual	12/20/2024		426,700	(29)	11,966	11,937	239	0
Receive	1-Day USD-SOFR Compounded-OIS	2.350	Annual	01/17/2025		212,300	23	5,985	6,008	132	0
Pay	1-Day USD-SOFR Compounded-OIS	4.500	Annual	05/22/2025		456,560	(3,285)	(2,682)	(5,967)	0	(288)
Pay	1-Day USD-SOFR Compounded-OIS	4.900	Annual	06/06/2025		1,031,690	704	(5,667)	(4,963)	0	(646)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2025		258,700	7,230	10,037	17,267	257	0
Receive	1-Day USD-SOFR Compounded-OIS	1.600	Annual	01/16/2026		168,200	2,140	7,954	10,094	229	0
Receive	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026		120,800	26	5,610	5,636	157	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	4.000	Annual	06/20/2026		261,800	(1,267)	3,014	1,747	396	0
Pay	1-Day USD-SOFR Compounded-OIS	1.425	Semi-Annual	01/18/2027		20,500	(35)	(1,835)	(1,870)	0	(47)
Pay	1-Day USD-SOFR Compounded-OIS	1.418	Semi-Annual	01/20/2027		11,000	(11)	(990)	(1,001)	0	(25)
Pay	1-Day USD-SOFR Compounded-OIS	1.550	Semi-Annual	01/20/2027		41,000	(96)	(3,485)	(3,581)	0	(95)
Pay	1-Day USD-SOFR Compounded-OIS	4.300	Annual	03/21/2027		337,420	(430)	629	199	0	(529)
Receive	1-Day USD-SOFR Compounded-OIS	1.350	Semi-Annual	05/18/2027		1,172,300	(2,877)	105,948	103,071	2,198	0
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2027		45,790	1,407	4,601	6,008	88	0
Pay	1-Day USD-SOFR Compounded-OIS	2.850	Annual	08/30/2027		24,500	(123)	(1,282)	(1,405)	0	(44)
Pay	1-Day USD-SOFR Compounded-OIS	3.050	Annual	09/07/2027		12,600	(65)	(558)	(623)	0	(22)
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/13/2027		2,600	(6)	53	47	4	0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2027		33,150	2,389	343	2,732	70	0
Pay	1-Day USD-SOFR Compounded-OIS	3.800	Annual	03/10/2028		33,200	(71)	(319)	(390)	0	(57)
Pay	1-Day USD-SOFR Compounded-OIS	0.500	Semi-Annual	06/16/2028		38,548	(1,416)	(4,276)	(5,692)	0	(73)
Receive	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/21/2028		36,150	824	926	1,750	63	0
Pay	1-Day USD-SOFR Compounded-OIS	2.700	Annual	07/21/2028		14,300	(333)	(702)	(1,035)	0	(26)
Pay	1-Day USD-SOFR Compounded-OIS	2.675	Annual	07/24/2028		14,500	(337)	(727)	(1,064)	0	(26)
Pay	1-Day USD-SOFR Compounded-OIS	2.748	Annual	07/25/2028		21,900	(518)	(1,015)	(1,533)	0	(39)
Pay	1-Day USD-SOFR Compounded-OIS	2.468	Annual	07/27/2028		14,200	(339)	(837)	(1,176)	0	(26)
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/20/2028		75,380	1,212	(2)	1,210	126	0
Receive	1-Day USD-SOFR Compounded-OIS	1.100	Semi-Annual	02/01/2029		50,700	(216)	7,607	7,391	94	0
Pay	1-Day USD-SOFR Compounded-OIS	3.940	Annual	02/22/2029		41,600	(100)	(75)	(175)	0	(68)
Pay	1-Day USD-SOFR Compounded-OIS	3.970	Annual	02/27/2029		14,200	(33)	(4)	(37)	0	(23)
Receive	1-Day USD-SOFR Compounded-OIS	4.250	Annual	03/20/2029		27,740	(899)	589	(310)	46	0
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2029		106,480	5,107	13,429	18,536	193	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2029		33,998	1,916	2,607	4,523	62	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		466,530	(4,958)	8,084	3,126	658	0
Pay	1-Day USD-SOFR Compounded-OIS	3.050	Annual	09/08/2029		12,600	(79)	(650)	(729)	0	(21)
Pay	1-Day USD-SOFR Compounded-OIS	3.100	Annual	09/09/2029		12,500	(78)	(608)	(686)	0	(20)
Receive	1-Day USD-SOFR Compounded-OIS	3.258	Annual	09/30/2029		892,900	(350)	40,774	40,424	1,564	0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2029		156,890	14,254	2,719	16,973	282	0
Pay	1-Day USD-SOFR Compounded-OIS	3.470	Annual	02/22/2030		34,200	(120)	(784)	(904)	0	(53)
Pay	1-Day USD-SOFR Compounded-OIS	3.340	Annual	02/23/2030		28,400	(98)	(848)	(946)	0	(44)
Pay	1-Day USD-SOFR Compounded-OIS	3.525	Annual	03/02/2030		12,100	(34)	(244)	(278)	0	(19)
Receive	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2030		140,470	2,384	7,357	9,741	215	0
Pay	1-Day USD-SOFR Compounded-OIS	3.800	Annual	08/22/2030		6,900	(22)	(93)	(115)	0	(10)
Receive	1-Day USD-SOFR Compounded-OIS	3.545	Annual	10/31/2030		11,700	0	260	260	16	0
Receive	1-Day USD-SOFR Compounded-OIS	3.547	Annual	10/31/2030		25,500	0	565	565	35	0
Receive	1-Day USD-SOFR Compounded-OIS	3.550	Annual	10/31/2030		23,500	0	515	515	33	0
Receive	1-Day USD-SOFR Compounded-OIS	3.572	Annual	10/31/2030		23,400	0	483	483	32	0
Receive	1-Day USD-SOFR Compounded-OIS	3.582	Annual	10/31/2030		42,300	0	850	850	59	0
Receive	1-Day USD-SOFR Compounded-OIS	3.595	Annual	10/31/2030		29,400	0	568	568	41	0
Receive	1-Day USD-SOFR Compounded-OIS	3.601	Annual	10/31/2030		52,800	0	1,002	1,002	73	0
Receive	1-Day USD-SOFR Compounded-OIS	3.602	Annual	10/31/2030		52,900	0	999	999	73	0
Receive	1-Day USD-SOFR Compounded-OIS	3.606	Annual	10/31/2030		23,500	0	438	438	33	0
Receive	1-Day USD-SOFR Compounded-OIS	3.623	Annual	10/31/2030		23,500	0	415	415	33	0
Receive	1-Day USD-SOFR Compounded-OIS	3.664	Annual	10/31/2030		15,600	0	239	239	22	0
Receive	1-Day USD-SOFR Compounded-OIS	3.677	Annual	10/31/2030		12,500	0	182	182	17	0
Receive	1-Day USD-SOFR Compounded-OIS	3.687	Annual	10/31/2030		19,700	0	275	275	27	0
Receive	1-Day USD-SOFR Compounded-OIS	3.689	Annual	10/31/2030		33,000	0	456	456	46	0
Receive	1-Day USD-SOFR Compounded-OIS	3.691	Annual	10/31/2030		25,000	0	343	343	35	0
Receive	1-Day USD-SOFR Compounded-OIS	3.721	Annual	10/31/2030		15,500	0	185	185	21	0
Receive	1-Day USD-SOFR Compounded-OIS	3.722	Annual	10/31/2030		15,600	0	186	186	22	0
Receive	1-Day USD-SOFR Compounded-OIS	3.727	Annual	10/31/2030		15,600	0	181	181	22	0
Receive	1-Day USD-SOFR Compounded-OIS	3.732	Annual	10/31/2030		10,400	0	118	118	14	0
Receive	1-Day USD-SOFR Compounded-OIS	3.735	Annual	10/31/2030		15,600	0	174	174	22	0

134	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2024

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-SOFR Compounded-OIS	3.739%	Annual	10/31/2030	$	15,600	$0	$170	$170	$22	$0
Receive	1-Day USD-SOFR Compounded-OIS	3.749	Annual	10/31/2030		15,600	0	161	161	22	0
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2030		140,650	4,757	(670)	4,087	194	0
Receive	1-Day USD-SOFR Compounded-OIS	4.250	Annual	03/20/2031		30,940	(1,420)	762	(658)	42	0
Pay	1-Day USD-SOFR Compounded-OIS	0.750	Semi-Annual	06/16/2031		93,822	(6,926)	(12,953)	(19,879)	0	(135)
Receive(6)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2031		271,030	(3,757)	5,031	1,274	299	0
Receive	1-Day USD-SOFR Compounded-OIS	1.470	Semi-Annual	07/15/2031		13,400	(54)	2,432	2,378	19	0
Receive	1-Day USD-SOFR Compounded-OIS	1.405	Semi-Annual	09/07/2031		16,700	(72)	3,055	2,983	23	0
Pay	1-Day USD-SOFR Compounded-OIS	1.500	Semi-Annual	10/05/2031		10,800	(24)	(1,930)	(1,954)	0	(15)
Pay	1-Day USD-SOFR Compounded-OIS	1.535	Semi-Annual	10/15/2031		10,900	(19)	(1,919)	(1,938)	0	(15)
Pay	1-Day USD-SOFR Compounded-OIS	1.535	Semi-Annual	10/22/2031		8,000	(17)	(1,403)	(1,420)	0	(11)
Pay	1-Day USD-SOFR Compounded-OIS	1.735	Semi-Annual	01/12/2032		8,900	(23)	(1,481)	(1,504)	0	(12)
Pay	1-Day USD-SOFR Compounded-OIS	1.655	Semi-Annual	01/24/2032		2,700	(8)	(461)	(469)	0	(3)
Receive	1-Day USD-SOFR Compounded-OIS	1.350	Semi-Annual	02/01/2032		18,800	(108)	3,755	3,647	24	0
Receive	1-Day USD-SOFR Compounded-OIS	1.988	Semi-Annual	02/09/2032		14,500	77	2,100	2,177	20	0
Receive	1-Day USD-SOFR Compounded-OIS	2.008	Semi-Annual	02/09/2032		24,400	95	3,531	3,626	31	0
Pay	1-Day USD-SOFR Compounded-OIS	4.000	Annual	03/21/2032		282,250	140	2,263	2,403	0	(342)
Receive	1-Day USD-SOFR Compounded-OIS	1.900	Semi-Annual	05/18/2032		636,600	(15,389)	113,545	98,156	810	0
Pay	1-Day USD-SOFR Compounded-OIS	2.680	Annual	07/11/2032		22,000	(304)	(1,966)	(2,270)	0	(27)
Pay	1-Day USD-SOFR Compounded-OIS	2.690	Annual	07/11/2032		22,000	(308)	(1,945)	(2,253)	0	(27)
Pay	1-Day USD-SOFR Compounded-OIS	3.050	Annual	09/06/2032		3,100	(26)	(196)	(222)	0	(4)
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2032		255,860	29,654	7,593	37,247	272	0
Pay	1-Day USD-SOFR Compounded-OIS	3.430	Annual	02/27/2033		18,800	(76)	(553)	(629)	0	(19)
Pay	1-Day USD-SOFR Compounded-OIS	3.370	Annual	03/01/2033		18,000	(80)	(601)	(681)	0	(18)
Pay	1-Day USD-SOFR Compounded-OIS	3.405	Annual	03/01/2033		17,600	(76)	(544)	(620)	0	(18)
Pay	1-Day USD-SOFR Compounded-OIS	3.300	Annual	03/06/2033		17,600	(60)	(695)	(755)	0	(17)
Pay	1-Day USD-SOFR Compounded-OIS	3.450	Annual	03/07/2033		33,400	(119)	(933)	(1,052)	0	(33)
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	05/22/2033		208,310	4,554	4,472	9,026	201	0
Pay	1-Day USD-SOFR Compounded-OIS	3.420	Annual	05/24/2033		50,500	(204)	(2,323)	(2,527)	0	(49)
Receive	1-Day USD-SOFR Compounded-OIS	3.700	Annual	06/06/2033		472,330	(2,441)	14,572	12,131	448	0
Receive	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2033		77,455	955	5,555	6,510	74	0
Pay	1-Day USD-SOFR Compounded-OIS	3.730	Annual	08/03/2033		8,300	(30)	(142)	(172)	0	(8)
Pay	1-Day USD-SOFR Compounded-OIS	3.735	Annual	08/07/2033		9,500	(38)	(153)	(191)	0	(9)
Pay	1-Day USD-SOFR Compounded-OIS	3.760	Annual	08/23/2033		27,800	(108)	(370)	(478)	0	(25)
Pay	1-Day USD-SOFR Compounded-OIS	3.800	Annual	08/30/2033		14,000	(53)	(136)	(189)	0	(12)
Pay	1-Day USD-SOFR Compounded-OIS	3.900	Annual	08/30/2033		28,100	(99)	(44)	(143)	0	(25)
Pay	1-Day USD-SOFR Compounded-OIS	4.030	Annual	10/04/2033		27,000	(93)	294	201	0	(23)
Pay	1-Day USD-SOFR Compounded-OIS	4.175	Annual	10/10/2033		13,100	(47)	307	260	0	(11)
Pay	1-Day USD-SOFR Compounded-OIS	4.150	Annual	10/12/2033		13,100	(52)	286	234	0	(11)
Pay	1-Day USD-SOFR Compounded-OIS	4.200	Annual	10/18/2033		11,200	(38)	288	250	0	(9)
Pay	1-Day USD-SOFR Compounded-OIS	4.220	Annual	10/20/2033		13,300	(46)	366	320	0	(11)
Pay	1-Day USD-SOFR Compounded-OIS	4.230	Annual	10/23/2033		7,000	(25)	200	175	0	(6)
Pay	1-Day USD-SOFR Compounded-OIS	4.255	Annual	10/23/2033		7,000	(25)	215	190	0	(6)
Pay	1-Day USD-SOFR Compounded-OIS	4.393	Annual	10/25/2033		6,600	(23)	279	256	0	(5)
Pay	1-Day USD-SOFR Compounded-OIS	4.450	Annual	10/31/2033		8,200	(30)	389	359	0	(7)
Pay	1-Day USD-SOFR Compounded-OIS	4.435	Annual	11/01/2033		7,000	(29)	327	298	0	(6)
Pay	1-Day USD-SOFR Compounded-OIS	4.450	Annual	11/01/2033		13,600	(57)	653	596	0	(11)
Receive	1-Day USD-SOFR Compounded-OIS	4.250	Annual	11/22/2033		13,900	(63)	(326)	(389)	11	0
Receive	1-Day USD-SOFR Compounded-OIS	4.030	Annual	12/15/2033		14,200	(62)	(90)	(152)	12	0
Receive	1-Day USD-SOFR Compounded-OIS	3.950	Annual	12/19/2033		15,100	(63)	(1)	(64)	12	0
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033		120,910	(4,054)	49	(4,005)	0	(100)
Receive	1-Day USD-SOFR Compounded-OIS	3.842	Annual	12/26/2033		7,500	(32)	65	33	6	0
Receive	1-Day USD-SOFR Compounded-OIS	3.854	Annual	12/29/2033		14,200	(61)	108	47	12	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	01/02/2034		7,100	(31)	114	83	6	0
Receive	1-Day USD-SOFR Compounded-OIS	3.810	Annual	01/02/2034		7,100	(31)	79	48	6	0
Receive	1-Day USD-SOFR Compounded-OIS	3.684	Annual	01/03/2034		7,100	(32)	154	122	6	0
Receive	1-Day USD-SOFR Compounded-OIS	3.648	Annual	01/08/2034		14,300	(65)	350	285	12	0
Receive	1-Day USD-SOFR Compounded-OIS	3.670	Annual	01/08/2034		15,500	(73)	353	280	13	0
Receive	1-Day USD-SOFR Compounded-OIS	3.594	Annual	01/09/2034		14,500	0	353	353	12	0
Receive	1-Day USD-SOFR Compounded-OIS	3.600	Annual	01/17/2034		14,200	(65)	398	333	11	0
Pay	1-Day USD-SOFR Compounded-OIS	3.735	Annual	01/23/2034		7,000	(29)	(55)	(84)	0	(6)
Pay	1-Day USD-SOFR Compounded-OIS	3.738	Annual	01/23/2034		4,200	(18)	(31)	(49)	0	(3)
Pay	1-Day USD-SOFR Compounded-OIS	3.655	Annual	01/24/2034		8,100	(33)	(117)	(150)	0	(7)
Pay	1-Day USD-SOFR Compounded-OIS	3.665	Annual	01/24/2034		14,200	(58)	(194)	(252)	0	(11)
Pay	1-Day USD-SOFR Compounded-OIS	3.685	Annual	01/24/2034		14,200	(58)	(170)	(228)	0	(11)
Pay	1-Day USD-SOFR Compounded-OIS	3.620	Annual	01/31/2034		7,500	(32)	(126)	(158)	0	(6)
Pay	1-Day USD-SOFR Compounded-OIS	3.725	Annual	02/07/2034		6,900	(35)	(49)	(84)	0	(5)
Pay	1-Day USD-SOFR Compounded-OIS	3.783	Annual	02/07/2034		5,900	(30)	(13)	(43)	0	(5)
Pay	1-Day USD-SOFR Compounded-OIS	3.860	Annual	02/21/2034		28,000	(125)	117	(8)	0	(22)
Pay	1-Day USD-SOFR Compounded-OIS	3.650	Annual	03/05/2034		15,100	(64)	(193)	(257)	0	(12)
Pay	1-Day USD-SOFR Compounded-OIS	3.700	Annual	03/05/2034		7,700	(29)	(70)	(99)	0	(6)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	135

Schedule of Investments	PIMCO Low Duration Income Fund	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	3.710%	Annual	03/05/2034		$15,000	$(56)	$(125)	$(181)	$0	$(12)
Pay	1-Day USD-SOFR Compounded-OIS	1.485	Semi-Annual	01/13/2051		6,800	(45)	(2,818)	(2,863)	9	0
Pay	1-Day USD-SOFR Compounded-OIS	1.580	Semi-Annual	01/13/2051		61,800	(268)	(24,758)	(25,026)	84	0
Pay	1-Day USD-SOFR Compounded-OIS	1.491	Semi-Annual	01/21/2051		7,300	(75)	(2,987)	(3,062)	10	0
Pay	1-Day USD-SOFR Compounded-OIS	1.438	Semi-Annual	01/22/2051		17,700	(185)	(7,400)	(7,585)	23	0
Receive	1-Day USD-SOFR Compounded-OIS	1.450	Semi-Annual	04/07/2051		42,600	(18)	18,242	18,224	0	(50)
Receive	1-Day USD-SOFR Compounded-OIS	1.785	Semi-Annual	08/12/2051		8,400	(112)	3,223	3,111	0	(11)
Receive	1-Day USD-SOFR Compounded-OIS	1.700	Semi-Annual	02/01/2052		186,000	(1,621)	73,858	72,237	0	(264)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052		291,500	31,444	73,113	104,557	0	(429)
Pay	1-Day USD-SOFR Compounded-OIS	3.080	Annual	02/23/2053		9,600	(88)	(884)	(972)	19	0
Pay	1-Day USD-SOFR Compounded-OIS	2.550	Annual	07/21/2053		3,600	(260)	(505)	(765)	7	0
Pay	1-Day USD-SOFR Compounded-OIS	2.537	Annual	07/24/2053		3,600	(262)	(510)	(772)	7	0
Pay	1-Day USD-SOFR Compounded-OIS	2.508	Annual	07/25/2053		5,600	(419)	(812)	(1,231)	10	0
Pay	1-Day USD-SOFR Compounded-OIS	3.830	Annual	10/12/2053		4,200	(24)	141	117	10	0
Pay	1-Day USD-SOFR Compounded-OIS	3.880	Annual	10/16/2053		4,200	(22)	178	156	10	0
Pay	1-Day USD-SOFR Compounded-OIS	3.870	Annual	10/17/2053		4,400	(23)	179	156	10	0
Pay	1-Day USD-SOFR Compounded-OIS	3.555	Annual	03/05/2054		6,000	(51)	(30)	(81)	14	0
Pay	1-Year BRL-CDI	11.157	Maturity	01/02/2025	BRL	5,400	0	(24)	(24)	0	0
Pay	1-Year BRL-CDI	11.177	Maturity	01/02/2025		3,600	0	(15)	(15)	0	0
Pay	1-Year BRL-CDI	11.367	Maturity	01/02/2025		4,400	0	(15)	(15)	0	0
Pay	1-Year BRL-CDI	12.018	Maturity	01/02/2025		12,100	0	(4)	(4)	0	0
Pay	1-Year BRL-CDI	12.098	Maturity	01/02/2025		20,200	0	1	1	0	0
Pay	1-Year BRL-CDI	12.158	Maturity	01/02/2025		10,200	0	3	3	0	0
Pay	1-Year BRL-CDI	12.163	Maturity	01/02/2025		10,000	0	3	3	0	0
Pay	1-Year BRL-CDI	12.178	Maturity	01/02/2025		20,300	0	8	8	0	0
Pay	1-Year BRL-CDI	9.874	Maturity	01/02/2026		58,300	0	(132)	(132)	0	(2)
Pay	1-Year BRL-CDI	9.899	Maturity	01/02/2026		29,400	0	(64)	(64)	0	(1)
Pay	1-Year BRL-CDI	9.939	Maturity	01/02/2026		44,500	0	(88)	(88)	0	(2)
Pay	1-Year BRL-CDI	10.052	Maturity	01/02/2026		112,800	0	(181)	(181)	0	(5)
Pay	1-Year BRL-CDI	10.085	Maturity	01/02/2026		112,000	0	(168)	(168)	0	(5)
Pay	1-Year BRL-CDI	10.105	Maturity	01/02/2026		110,900	0	(163)	(163)	0	(5)
Pay	1-Year BRL-CDI	9.998	Maturity	01/04/2027		85,700	0	(200)	(200)	0	(1)
Pay	1-Year BRL-CDI	10.037	Maturity	01/04/2027		19,800	0	(42)	(42)	0	0
Pay	1-Year BRL-CDI	10.041	Maturity	01/04/2027		91,600	0	(198)	(198)	0	(2)
Pay	1-Year BRL-CDI	10.072	Maturity	01/04/2027		28,800	0	(4)	(4)	0	(1)
Pay	1-Year BRL-CDI	10.090	Maturity	01/04/2027		172,800	0	(339)	(339)	0	(3)
Pay	1-Year BRL-CDI	10.098	Maturity	01/04/2027		87,080	0	1	1	1	0
Pay	1-Year BRL-CDI	10.138	Maturity	01/04/2027		43,000	0	(75)	(75)	0	(1)
Pay	1-Year BRL-CDI	11.250	Maturity	01/04/2027		6,500	0	(2)	(2)	0	0
Pay	1-Year BRL-CDI	11.275	Maturity	01/04/2027		3,300	0	0	0	0	0
Pay	1-Year BRL-CDI	11.290	Maturity	01/04/2027		3,300	0	0	0	0	0
Pay	1-Year BRL-CDI	11.731	Maturity	01/04/2027		1,700	0	5	5	0	0
Pay	1-Year BRL-CDI	11.746	Maturity	01/04/2027		7,300	0	22	22	0	0
Pay	1-Year BRL-CDI	11.901	Maturity	01/04/2027		17,500	0	70	70	0	0
Pay	3-Month EUR-EURIBOR	2.100	Annual	04/05/2024	EUR	325,400	(633)	4,423	3,790	0	(91)
Pay	3-Month EUR-EURIBOR	2.100	Annual	04/06/2024		160,600	(311)	2,205	1,894	0	(45)
Pay	3-Month EUR-EURIBOR	2.100	Annual	04/11/2024		68,100	(127)	920	793	0	(19)
Pay	3-Month EUR-EURIBOR	2.100	Annual	04/13/2024		101,500	(207)	1,397	1,190	0	(29)
Pay	3-Month EUR-EURIBOR	2.250	Annual	04/26/2024		67,300	(194)	1,086	892	0	(18)
Pay	3-Month EUR-EURIBOR	2.250	Annual	04/28/2024		63,200	(115)	957	842	0	(17)
Pay	3-Month EUR-EURIBOR	2.250	Annual	05/03/2024		67,400	(123)	1,047	924	0	(18)
Pay	3-Month EUR-EURIBOR	2.100	Annual	05/16/2024		146,700	(346)	2,067	1,721	0	(41)
Pay	3-Month EUR-EURIBOR	2.100	Annual	05/17/2024		63,500	(116)	877	761	0	(18)
Pay	3-Month ZAR-JIBAR	8.410	Quarterly	07/31/2028	ZAR	37,800	0	(1)	(1)	0	0
Pay	3-Month ZAR-JIBAR	8.415	Quarterly	07/31/2028		30,200	0	(1)	(1)	0	0
Pay	3-Month ZAR-JIBAR	8.420	Quarterly	07/31/2028		112,900	0	(1)	(1)	0	0
Pay	3-Month ZAR-JIBAR	8.428	Quarterly	07/31/2028		75,100	0	1	1	0	0
Pay	3-Month ZAR-JIBAR	8.426	Quarterly	08/01/2028		45,600	0	0	0	0	0
Pay	3-Month ZAR-JIBAR	8.460	Quarterly	08/01/2028		77,000	0	5	5	0	0
Pay	3-Month ZAR-JIBAR	8.460	Quarterly	08/02/2028		78,000	0	5	5	0	0
Pay	3-Month ZAR-JIBAR	8.464	Quarterly	08/02/2028		78,200	0	6	6	0	0
Pay	3-Month ZAR-JIBAR	8.550	Quarterly	08/03/2028		79,600	0	20	20	0	0
Pay	3-Month ZAR-JIBAR	8.380	Quarterly	08/04/2028		39,500	0	(4)	(4)	0	0
Pay	3-Month ZAR-JIBAR	8.410	Quarterly	08/04/2028		95,000	0	(3)	(3)	0	0
Pay	3-Month ZAR-JIBAR	8.415	Quarterly	08/04/2028		39,500	0	(1)	(1)	0	0
Pay	3-Month ZAR-JIBAR	8.421	Quarterly	08/04/2028		40,300	0	0	0	0	0
Pay	3-Month ZAR-JIBAR	8.543	Quarterly	08/04/2028		40,200	0	9	9	0	0
Pay	3-Month ZAR-JIBAR	8.360	Quarterly	08/07/2028		77,500	0	(11)	(11)	0	0
Pay	3-Month ZAR-JIBAR	8.400	Quarterly	08/07/2028		77,500	0	(5)	(5)	0	0
Pay	3-Month ZAR-JIBAR	8.410	Quarterly	08/07/2028		23,000	0	(1)	(1)	0	0
Pay	6-Month AUD-BBR-BBSW	2.750	Semi-Annual	06/17/2026	AUD	12,500	86	(353)	(267)	2	0

136	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2024

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	6-Month AUD-BBR-BBSW	3.000%	Semi-Annual	03/21/2027	AUD	80,900	$1,624	$(3,104)	$(1,480)	$42	$0
Pay	6-Month AUD-BBR-BBSW	4.500	Semi-Annual	09/20/2033		32,900	(48)	598	550	119	0
Pay(6)	6-Month AUD-BBR-BBSW	4.500	Semi-Annual	09/18/2034		15,300	225	20	245	20	0
Receive	6-Month EUR-EURIBOR	0.425	Annual	06/28/2024	EUR	2,300	0	60	60	1	0
Pay	6-Month EUR-EURIBOR	0.550	Annual	08/10/2024		19,700	(68)	(236)	(304)	0	(8)
Receive	6-Month EUR-EURIBOR	0.395	Annual	12/30/2024		1,000	0	45	45	0	0
Receive	6-Month EUR-EURIBOR	0.500	Annual	03/18/2025		11,400	111	390	501	5	0
Receive	6-Month EUR-EURIBOR	0.363	Annual	06/30/2025		1,900	0	121	121	1	0
Receive	6-Month EUR-EURIBOR	0.329	Annual	12/30/2025		1,200	0	92	92	0	(1)
Receive	6-Month EUR-EURIBOR	0.294	Annual	06/30/2026		600	0	55	55	0	0
Pay	6-Month EUR-EURIBOR	3.370	Annual	10/09/2028		17,400	(41)	491	450	36	0
Pay	6-Month EUR-EURIBOR	3.450	Annual	10/20/2028		16,300	(31)	526	495	37	0
Receive	6-Month EUR-EURIBOR	3.270	Annual	11/08/2028		16,600	(39)	(338)	(377)	0	(39)
Receive	6-Month EUR-EURIBOR	3.255	Annual	11/22/2028		7,900	(16)	(164)	(180)	0	(20)
Receive	6-Month EUR-EURIBOR	3.179	Annual	11/29/2028		8,500	(18)	(146)	(164)	0	(21)
Receive	6-Month EUR-EURIBOR	2.920	Annual	12/13/2028		19,400	(37)	(109)	(146)	0	(51)
Receive	6-Month EUR-EURIBOR	2.880	Annual	12/19/2028		16,100	(30)	(68)	(98)	0	(43)
Receive	6-Month EUR-EURIBOR	2.950	Annual	12/29/2028		10,300	(17)	(88)	(105)	0	(28)
Receive	6-Month EUR-EURIBOR	2.760	Annual	01/03/2029		11,200	(22)	11	(11)	0	(30)
Pay(6)	6-Month EUR-EURIBOR	2.750	Annual	09/18/2029		360,400	4,522	(69)	4,453	1,163	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030		2,200	40	322	362	0	(6)
Pay	6-Month EUR-EURIBOR	2.547	Annual	03/09/2033		44,600	(997)	847	(150)	216	0
Pay	6-Month EUR-EURIBOR	3.270	Annual	08/21/2033		9,400	(37)	777	740	50	0
Receive	6-Month EUR-EURIBOR	3.250	Annual	11/06/2033		10,200	(48)	(535)	(583)	0	(54)
Receive	6-Month EUR-EURIBOR	3.148	Annual	11/20/2033		10,100	(40)	(445)	(485)	0	(54)
Receive	6-Month EUR-EURIBOR	3.280	Annual	11/22/2033		5,100	(22)	(288)	(310)	0	(28)
Receive	6-Month EUR-EURIBOR	3.305	Annual	11/27/2033		10,500	(45)	(620)	(665)	0	(58)
Receive	6-Month EUR-EURIBOR	3.128	Annual	12/04/2033		6,400	(26)	(275)	(301)	0	(35)
Receive	6-Month EUR-EURIBOR	3.063	Annual	12/06/2033		8,600	(33)	(322)	(355)	0	(47)
Receive	6-Month EUR-EURIBOR	2.990	Annual	12/08/2033		11,300	(43)	(346)	(389)	0	(62)
Receive	6-Month EUR-EURIBOR	2.970	Annual	12/15/2033		13,900	(52)	(405)	(457)	0	(77)
Receive	6-Month EUR-EURIBOR	2.890	Annual	12/22/2033		12,800	(46)	(282)	(328)	0	(71)
Receive	6-Month EUR-EURIBOR	2.910	Annual	12/29/2033		8,500	(28)	(211)	(239)	0	(47)
Receive	6-Month EUR-EURIBOR	2.650	Annual	01/08/2034		13,800	(51)	0	(51)	0	(75)
Pay	6-Month EUR-EURIBOR	2.760	Annual	03/04/2034		9,700	(30)	185	155	52	0
Pay	6-Month EUR-EURIBOR	2.750	Annual	03/05/2034		9,800	(31)	178	147	52	0
Receive(6)	6-Month EUR-EURIBOR	2.670	Annual	04/03/2034		6,300	(20)	(33)	(53)	0	(53)
Receive(6)	6-Month EUR-EURIBOR	2.750	Annual	09/18/2034		22,800	(470)	(48)	(518)	0	(131)
Receive	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		17,400	966	6,699	7,665	0	(136)
Receive	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050		4,000	(129)	1,718	1,589	0	(34)
Receive(6)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052		296,100	3,985	13,035	17,020	0	(495)
Receive	28-Day MXN-TIIE	8.675	Lunar	04/03/2024	MXN	361,400	0	54	54	7	0
Receive	28-Day MXN-TIIE	8.660	Lunar	04/04/2024		179,700	0	27	27	3	0
Receive	28-Day MXN-TIIE	8.750	Lunar	04/05/2024		153,800	0	22	22	3	0
Pay	28-Day MXN-TIIE	5.160	Lunar	06/06/2025		4,900	0	(19)	(19)	0	0
Pay	28-Day MXN-TIIE	5.950	Lunar	01/30/2026		2,700	(13)	1	(12)	0	0
Pay	28-Day MXN-TIIE	6.080	Lunar	03/10/2026		6,600	(30)	2	(28)	0	0
Pay	28-Day MXN-TIIE	7.865	Lunar	02/02/2027		6,900	11	(27)	(16)	0	0
Pay	28-Day MXN-TIIE	8.010	Lunar	02/04/2027		2,900	6	(12)	(6)	0	0
Pay	28-Day MXN-TIIE	7.818	Lunar	02/17/2027		4,900	7	(19)	(12)	0	0
Receive	28-Day MXN-TIIE	8.410	Lunar	03/31/2027		43,300	0	65	65	2	0
Receive	28-Day MXN-TIIE	8.730	Lunar	04/06/2027		64,100	0	60	60	3	0
Pay	28-Day MXN-TIIE	5.535	Lunar	05/04/2027		9,700	0	(60)	(60)	0	(1)
Receive	28-Day MXN-TIIE	9.073	Lunar	06/03/2027		97,400	0	29	29	4	0
Receive	28-Day MXN-TIIE	9.260	Lunar	06/03/2027		57,200	0	(2)	(2)	2	0
Pay	28-Day MXN-TIIE	7.150	Lunar	06/11/2027		15,400	(17)	(37)	(54)	0	(1)
Pay	28-Day MXN-TIIE	7.370	Lunar	10/11/2027		31,500	(10)	(95)	(105)	0	(1)
Pay	28-Day MXN-TIIE	7.984	Lunar	12/10/2027		1,100	0	(2)	(2)	0	0
Receive	28-Day MXN-TIIE	7.990	Lunar	12/21/2027		100	0	0	0	0	0
Receive	28-Day MXN-TIIE	8.005	Lunar	12/21/2027		18,500	(10)	48	38	0	0
Receive	28-Day MXN-TIIE	7.800	Lunar	12/28/2027		1,200	0	3	3	0	0
Pay	28-Day MXN-TIIE	7.910	Lunar	12/30/2027		6,700	(5)	(11)	(16)	0	0
Receive	28-Day MXN-TIIE	8.030	Lunar	01/31/2028		2,000	0	4	4	0	0
Pay	28-Day MXN-TIIE	8.050	Lunar	01/31/2028		5,400	0	(11)	(11)	0	0
Pay	28-Day MXN-TIIE	8.300	Lunar	06/16/2028		160,600	(83)	(161)	(244)	0	(1)
Pay	28-Day MXN-TIIE	8.512	Lunar	07/24/2028		286,900	0	(285)	(285)	0	(1)
Pay	28-Day MXN-TIIE	8.444	Lunar	07/25/2028		379,400	0	(431)	(431)	0	(1)
Pay	28-Day MXN-TIIE	8.471	Lunar	07/26/2028		191,300	0	(205)	(205)	0	(1)
Pay	28-Day MXN-TIIE	8.550	Lunar	07/27/2028		96,800	0	(87)	(87)	0	0
Pay	28-Day MXN-TIIE	8.556	Lunar	07/27/2028		576,000	0	(507)	(507)	0	(1)
Pay	28-Day MXN-TIIE	8.620	Lunar	07/28/2028		98,600	0	(72)	(72)	0	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	137

Schedule of Investments	PIMCO Low Duration Income Fund	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	28-Day MXN-TIIE	8.636%	Lunar	07/28/2028	MXN	196,800	$0	$(138)	$(138)	$0	$0
Pay	28-Day MXN-TIIE	8.640	Lunar	07/28/2028		39,400	0	(27)	(27)	0	0
Pay	28-Day MXN-TIIE	8.650	Lunar	07/28/2028		99,500	0	(67)	(67)	0	0
Pay	28-Day MXN-TIIE	8.660	Lunar	07/28/2028		98,400	0	(64)	(64)	0	0
Pay	28-Day MXN-TIIE	8.600	Lunar	07/31/2028		162,600	(6)	(117)	(123)	0	0
Receive	28-Day MXN-TIIE	8.760	Lunar	03/01/2029		57,100	0	13	13	0	0
Receive	28-Day MXN-TIIE	8.770	Lunar	03/01/2029		28,700	0	6	6	0	0
Receive	28-Day MXN-TIIE	8.780	Lunar	03/01/2029		28,300	0	5	5	0	0
Receive	28-Day MXN-TIIE	8.720	Lunar	03/07/2029		14,100	0	5	5	0	0
Receive	28-Day MXN-TIIE	8.725	Lunar	03/07/2029		35,200	0	13	13	0	0
Receive	28-Day MXN-TIIE	8.730	Lunar	03/07/2029		21,300	0	8	8	0	0
Receive	28-Day MXN-TIIE	8.673	Lunar	05/31/2029		24,300	0	11	11	0	0
Receive	28-Day MXN-TIIE	8.680	Lunar	05/31/2029		34,100	0	15	15	0	0
Receive	28-Day MXN-TIIE	8.681	Lunar	05/31/2029		43,700	0	19	19	0	0
Receive	28-Day MXN-TIIE	8.683	Lunar	05/31/2029		15,800	0	7	7	0	0
Receive	28-Day MXN-TIIE	8.810	Lunar	05/29/2031		29,600	0	(4)	(4)	0	(1)
Receive	28-Day MXN-TIIE	7.495	Lunar	01/14/2032		31,400	129	8	137	0	(1)
Receive	28-Day MXN-TIIE	7.498	Lunar	01/15/2032		130,100	534	33	567	0	(2)
Receive	28-Day MXN-TIIE	8.732	Lunar	03/30/2032		32,100	0	4	4	0	(1)
Receive	28-Day MXN-TIIE	8.701	Lunar	03/31/2032		75,700	0	18	18	0	(3)
Pay	28-Day MXN-TIIE	7.165	Lunar	09/06/2032		2,500	(6)	(9)	(15)	0	0
Receive	28-Day MXN-TIIE	7.380	Lunar	08/14/2037		800	3	3	6	0	0
Pay	28-Day MXN-TIIE	7.360	Lunar	08/21/2037		21,100	(44)	(103)	(147)	1	0
Receive	28-Day MXN-TIIE	8.103	Lunar	01/04/2038		24,500	22	63	85	0	(3)
Pay	CAONREPO Index	3.750	Semi-Annual	12/20/2025	CAD	148,700	(2,525)	1,129	(1,396)	0	(86)
Pay	UKRPI	4.000	Maturity	09/15/2031	GBP	7,300	(6)	(1,167)	(1,173)	10	0
Pay	UKRPI	4.055	Maturity	09/15/2031		6,800	28	(1,069)	(1,041)	9	0
Pay	UKRPI	4.066	Maturity	09/15/2031		13,200	(162)	(1,838)	(2,000)	18	0
Pay	UKRPI	4.020	Maturity	10/15/2031		9,600	(43)	(1,461)	(1,504)	14	0
Pay	UKRPI	4.140	Maturity	10/15/2031		18,500	(70)	(2,522)	(2,592)	29	0

							$53,564	$499,673	$553,237	$12,790	$(7,440)

Total Swap Agreements							$53,417	$511,244	$564,661	$12,869	$(7,454)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$249	$12,869	$13,118	$(43)	$(320)	$(7,454)	$(7,817)

(n)

Securities with an aggregate market value of $265,587 and cash of $5,370 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

138	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2024

(o) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2024	IDR	17,491,388		$1,105	$4	$0
	04/2024	KRW	1,058,703		789	3	0
	04/2024		$38	CNY	272	0	0
	04/2024		1,257	EUR	1,159	0	(7)
	06/2024	KRW	3,175,239		$2,441	78	0
	06/2024		$343	IDR	5,375,191	0	(5)
	07/2024	BRL	176,000		$35,203	414	0
	02/2025		$3,937	MXN	71,854	186	0

BPS	04/2024	AUD	2,240	EUR	1,351	0	(2)
	04/2024	BRL	54,561		$10,938	60	0
	04/2024	CAD	13,078		9,637	0	(18)
	04/2024	CNH	78,148		10,887	121	0
	04/2024	CNY	720		102	0	0
	04/2024	EUR	1,351	AUD	2,242	3	0
	04/2024	GBP	86,858		$110,259	631	0
	04/2024	IDR	35,985,526		2,268	4	(2)
	04/2024	JPY	6,067,231		40,138	59	0
	04/2024	KRW	2,905,593		2,167	11	0
	04/2024	TRY	351		11	0	0
	04/2024		$10,944	BRL	54,561	0	(65)
	04/2024		3,978	CNH	28,860	0	(4)
	04/2024		7,539	CNY	53,578	0	(4)
	04/2024		29,925	EUR	27,437	0	(324)
	04/2024		1,348	GBP	1,069	2	0
	04/2024		55,059	JPY	8,052,226	0	(1,867)
	05/2024	AUD	2,243	EUR	1,351	0	(3)
	05/2024	BRL	27,709		$5,542	35	0
	05/2024	CNH	28,820		3,978	5	0
	05/2024	TWD	84,928		2,749	92	0
	05/2024		$40,138	JPY	6,039,592	0	(59)
	06/2024	KRW	12,263,516		$9,387	262	0
	06/2024	TWD	476,767		15,408	455	0
	06/2024		$2,545	IDR	40,108,415	0	(23)
	06/2024		5,785	INR	480,548	0	(36)
	06/2024		305	MXN	5,199	4	0
	07/2024	BRL	27,080		$5,384	31	0

BRC	04/2024	CNH	108,893		$15,147	144	0
	04/2024	IDR	12,551,471		789	0	(1)
	04/2024	NOK	290		27	1	0
	04/2024		$47	HUF	17,128	0	0
	04/2024		61,862	TRY	2,014,507	20	(887)
	04/2024	ZAR	554		$29	0	0
	05/2024	NOK	511		47	0	0
	05/2024	TRY	419		13	0	0
	05/2024		$17,293	TRY	583,206	39	(85)
	06/2024	KRW	14,641,800		$11,207	312	0
	06/2024	MXN	5,028		294	0	(5)
	06/2024		$999	INR	82,970	0	(6)
	06/2024		1,616	TRY	58,325	28	0
	09/2024		636		25,289	13	0
	02/2025		3,914	MXN	70,983	156	0

CBK	04/2024	CNH	86,726		$12,052	102	0
	04/2024	GBP	472		596	1	0
	04/2024		$2,653	EUR	2,431	0	(30)
	05/2024		4,128		3,806	0	(17)
	06/2024	IDR	235,340		$15	0	0
	06/2024	KRW	1,655,341		1,265	33	0
	06/2024	MXN	142,810		8,415	0	(69)
	06/2024		$1,035	IDR	16,350,585	0	(7)
	06/2024		299	KRW	396,507	0	(4)
	06/2024		3,372	PEN	12,551	0	(3)
	01/2025		3,740	MXN	68,121	171	0

DUB	04/2024	BRL	10,812		$2,169	13	0
	04/2024	EUR	477,937		519,477	3,855	0
	04/2024	IDR	50,122,465		3,158	3	0
	04/2024		$2,164	BRL	10,812	0	(8)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	139

Schedule of Investments	PIMCO Low Duration Income Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2024		$86,668	BRL	431,123	$0	$(975)
	06/2024	KRW	13,650,944		$10,488	330	0
	06/2024	MXN	48,726		2,873	0	(22)
	06/2024		$12,528	INR	1,039,029	0	(98)
	02/2025	MXN	170,202		$9,387	0	(366)
	02/2025		$5,473	MXN	99,413	221	0
	03/2025		785	TRY	37,367	13	0

FAR	04/2024	JPY	17,730,546		$117,266	139	0
	05/2024		$117,265	JPY	17,650,102	0	(136)
	06/2024	MXN	54,263		$3,207	0	(17)

GLM	04/2024	BRL	3,435		$691	6	0
	04/2024	MXN	100,303		5,913	0	(105)
	04/2024		$687	BRL	3,435	0	(3)
	04/2024		2,873	TRY	95,598	35	(7)
	05/2024	MXN	114,001		$6,774	0	(38)
	05/2024		$6,917	TRY	239,427	125	0
	06/2024	IDR	34,569,882		$2,192	19	0
	06/2024		$10,753	MXN	181,142	17	(9)
	06/2024		899	TRY	31,982	0	(2)
	07/2024	BRL	264,000		$52,647	464	0
	09/2024		$2,551	TRY	101,897	65	0

JPM	04/2024	BRL	7,706		$1,542	6	0
	04/2024	CAD	185,271		137,308	529	0
	04/2024	KRW	2,073,275		1,544	6	0
	04/2024		$1,545	BRL	7,706	0	(9)
	04/2024		12,999	EUR	11,872	0	(191)
	05/2024		6,211	TRY	215,300	15	0
	06/2024	IDR	11,078,980		$702	5	0
	06/2024	KRW	13,157,799		10,153	362	0
	06/2024	MXN	41,582		2,449	0	(22)
	06/2024	TWD	1,936,571		62,970	2,233	0
	06/2024		$9,829	IDR	155,281,455	0	(67)
	06/2024		1,621	INR	134,588	0	(11)
	06/2024		305	MXN	5,199	4	0
	07/2024	BRL	7,771		$1,545	9	0
	03/2025		$681	TRY	33,014	24	0

MBC	04/2024	BRL	3,167		$635	3	0
	04/2024	CNH	161,424		22,469	232	0
	04/2024	IDR	6,032,964		379	0	(1)
	04/2024		$634	BRL	3,167	0	(2)
	04/2024		146,286	CAD	198,387	175	0
	04/2024		2,265	EUR	2,069	0	(33)
	04/2024		108,953	GBP	86,261	0	(79)
	04/2024		50,438	JPY	7,558,811	0	(505)
	05/2024	CAD	198,301		$146,286	0	(176)
	05/2024	GBP	86,261		108,972	80	0
	06/2024		$4,538	IDR	71,755,488	0	(27)
	06/2024		2,359	INR	197,463	4	0
	02/2025		3,935	MXN	71,373	156	0

MYI	04/2024	BRL	3,166		$635	4	0
	04/2024	CNH	74,937		10,472	149	0
	04/2024	JPY	5,229,999		34,627	78	0
	04/2024		$634	BRL	3,166	0	(2)
	04/2024		468,559	EUR	432,969	0	(1,450)
	05/2024	EUR	432,969		$469,128	1,477	0
	05/2024		$33,706	JPY	5,072,884	0	(41)
	06/2024	IDR	40,327,292		$2,597	62	0
	06/2024	KRW	7,985,992		6,140	197	0
	06/2024		$2,742	IDR	43,331,597	0	(18)
	06/2024		3,966	INR	329,385	0	(26)
	01/2025	MXN	68,146		$3,740	0	(173)
	02/2025		143,258		7,872	0	(344)

RBC	04/2024		$27	MXN	470	2	0
	05/2024		1,016	GBP	805	0	0
	06/2024		3,956	MXN	66,834	15	0

SCX	04/2024	CNH	326,513		$45,430	448	0
	04/2024	CNY	53,070		7,487	23	0
	04/2024		$1,013	JPY	153,100	0	(1)
	05/2024	NOK	2,717		$254	4	0

140	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2024

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2024		$6,763	EUR	6,235	$0	$(28)
	06/2024	KRW	15,199,875		$11,634	324	0
	06/2024		$9,456	IDR	149,385,268	0	(65)
	06/2024		50,907	INR	4,240,260	6	(184)

SSB	04/2024		1,387	CLP	1,344,050	0	(16)
	05/2024	MXN	681,930		$40,134	0	(617)
	05/2024		$100,000	BRL	501,495	0	(319)

TOR	04/2024	NOK	2,941		$280	9	0
	04/2024		$89,215	JPY	13,270,629	0	(1,550)

UAG	04/2024	ZAR	358,426		$19,141	240	0

Total Forward Foreign Currency Contracts						$15,666	$(11,276)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
DUB	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.180%	07/21/2032	15,100	$ 2,422	$1,445
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.180	07/21/2032	24,700	3,962	5,908

FAR	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.243	08/05/2024	51,400	694	5
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.243	08/05/2024	51,400	694	1,930

GLM	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.110	07/26/2032	10,500	1,701	980
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.110	07/26/2032	15,300	2,478	3,765

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.620	07/22/2024	155,900	1,169	3
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.620	07/22/2024	155,900	1,169	3,096
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.590	07/19/2024	110,700	1,522	14
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.590	07/19/2024	110,700	1,522	3,517
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.400	07/20/2027	12,200	1,610	610
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.400	07/20/2027	13,800	1,821	2,968
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.170	07/19/2032	12,200	1,935	1,156
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.170	07/19/2032	13,800	2,189	3,307

NGF	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.645	07/22/2024	169,300	2,421	24
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.645	07/22/2024	169,300	2,421	5,200

Total Purchased Options							$29,730	$33,928

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
DUB	Call - OTC USD versus MXN	MXN 18.150	02/06/2025	9,786	$(448)	$(235)
	Call - OTC USD versus MXN	18.100	02/11/2025	3,909	(178)	(98)
	Call - OTC USD versus MXN	18.150	02/13/2025	9,772	(436)	(242)

MYI	Call - OTC USD versus MXN	18.230	01/29/2025	9,842	(472)	(218)
	Call - OTC USD versus MXN	18.250	01/30/2025	9,842	(473)	(217)
	Call - OTC USD versus MXN	18.150	02/10/2025	9,838	(443)	(240)

					$(2,450)	$(1,250)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.690%	04/02/2024	14,300	$(112)	$0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.690	04/02/2024	14,300	(112)	(323)
	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.500	04/08/2024	15,600	(29)	(3)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.850	04/08/2024	15,600	(29)	(1)

CKL	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.480	04/29/2024	15,200	(22)	(23)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.780	04/29/2024	15,200	(22)	(21)

DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.790	04/08/2024	22,000	(169)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.790	04/08/2024	22,000	(169)	(472)

FAR	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.688	04/02/2024	28,600	(224)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.688	04/02/2024	28,600	(224)	(647)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	141

Schedule of Investments	PIMCO Low Duration Income Fund	(Cont.)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.781%	04/05/2024	36,900	$(285)	$0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.781	04/05/2024	36,900	(285)	(797)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.690	04/26/2024	65,100	(184)	(238)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.090	04/26/2024	65,100	(184)	(114)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.697	04/02/2024	57,200	(449)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.697	04/02/2024	57,200	(449)	(1,289)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.721	04/08/2024	27,500	(208)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.721	04/08/2024	27,500	(208)	(609)
	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.430	04/12/2024	15,100	(25)	(4)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.770	04/12/2024	15,100	(25)	(11)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	04/08/2024	14,600	(55)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.900	04/08/2024	14,600	(55)	(33)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.680	04/15/2024	14,400	(49)	(26)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.080	04/15/2024	14,400	(49)	(13)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.685	04/18/2024	14,400	(57)	(35)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.085	04/18/2024	14,400	(57)	(17)

JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550	04/12/2024	15,600	(54)	(7)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.950	04/12/2024	15,600	(54)	(36)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.480	04/25/2024	9,800	(28)	(36)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.770	04/25/2024	9,800	(28)	(15)

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	04/02/2024	31,000	(74)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.250	04/02/2024	31,000	(74)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.624	04/01/2024	15,500	(57)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.627	04/01/2024	15,500	(56)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.688	04/01/2024	15,500	(56)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.024	04/01/2024	15,500	(57)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.027	04/01/2024	15,500	(57)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.088	04/01/2024	15,500	(57)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	04/11/2024	7,600	(29)	(2)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.900	04/11/2024	7,600	(29)	(25)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.678	04/25/2024	15,200	(43)	(49)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.078	04/25/2024	15,200	(43)	(27)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.690	04/26/2024	15,200	(42)	(56)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.090	04/26/2024	15,200	(42)	(27)

NGF	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.785	04/08/2024	52,800	(406)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.785	04/08/2024	52,800	(406)	(1,136)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.835	04/08/2024	52,800	(403)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.835	04/08/2024	52,800	(403)	(1,111)

							$(6,234)	$(7,204)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Cap(2)	2.596%	1-Day USD-SOFR Compounded-OIS	07/23/2025	155,900	$(1,365)	$(3,115)
	Put - OTC 1-Year Interest Rate Floor	3.018	1-Day USD-SOFR Compounded-OIS	07/24/2024	311,800	(1,244)	0
	Put - OTC 1-Year Interest Rate Floor(2)	2.596	1-Day USD-SOFR Compounded-OIS	07/23/2025	155,900	(1,365)	(52)

FAR	Call - OTC 2-Year Interest Rate Cap(2)	2.224	1-Day USD-SOFR Compounded-OIS	08/08/2026	51,400	(887)	(1,999)

MYC	Call - OTC 2-Year Interest Rate Cap(2)	2.550	1-Day USD-SOFR Compounded-OIS	07/23/2026	110,700	(1,958)	(3,752)

NGF	Call - OTC 2-Year Interest Rate Cap(2)	2.618	1-Day USD-SOFR Compounded-OIS	07/25/2026	169,300	(3,107)	(5,548)

FAR	Put - OTC 2-Year Interest Rate Floor(2)	2.224	1-Day USD-SOFR Compounded-OIS	08/08/2026	51,400	(887)	(88)

MYC	Put - OTC 2-Year Interest Rate Floor(2)	2.550	1-Day USD-SOFR Compounded-OIS	07/23/2026	110,700	(1,958)	(249)

NGF	Put - OTC 2-Year Interest Rate Floor(2)	2.618	1-Day USD-SOFR Compounded-OIS	07/25/2026	169,300	(3,107)	(413)

						$(15,878)	$(15,216)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	$95.156	04/04/2024	8,500	$(33)	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	96.766	04/04/2024	13,900	(38)	(3)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	98.156	04/04/2024	8,500	(22)	(4)

MSC	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	96.906	04/04/2024	47,000	(264)	(17)
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	95.672	05/06/2024	38,000	(178)	(57)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	97.672	05/06/2024	38,000	(145)	(231)

					$(680)	$(312)

Total Written Options					$(25,242)	$(23,982)

142	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2024

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(3)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(5)	Notional Amount(6)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
										Asset	Liability
BOA	HSBC Holdings PLC	(1.000)%	Quarterly	06/20/2024	0.202%	EUR	100	$2	$(2)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(4)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(5)	Notional Amount(6)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
										Asset	Liability
BOA	South Africa Government International Bond	1.000%	Quarterly	12/20/2026	1.600%	$	3,100	$(136)	$89	$0	$(47)
	Turkey Government International Bond	1.000	Quarterly	12/20/2024	0.668		1,300	(140)	143	3	0

BPS	Colombia Government International Bond	1.000	Quarterly	06/20/2027	1.005		1,000	(48)	48	0	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2027	1.202		200	(18)	17	0	(1)
	Turkey Government International Bond	1.000	Quarterly	12/20/2024	0.668		400	(29)	30	1	0
	Turkey Government International Bond	1.000	Quarterly	06/20/2025	1.070		100	(17)	17	0	0

BRC	Colombia Government International Bond	1.000	Quarterly	12/20/2026	0.871		2,300	(105)	113	8	0
	Turkey Government International Bond	1.000	Quarterly	12/20/2024	0.668		5,780	(700)	714	14	0

CBK	Brazil Government International Bond	1.000	Quarterly	12/20/2024	0.274		1,600	(28)	37	9	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	0.224		200	(2)	3	1	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	0.274		600	2	1	3	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2027	1.005		600	(22)	22	0	0
	Israel Government International Bond	1.000	Quarterly	06/20/2027	0.915		9,400	(47)	77	30	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	0.122		2,000	(32)	37	5	0
	Turkey Government International Bond	1.000	Quarterly	12/20/2024	0.668		400	(42)	43	1	0

DUB	South Africa Government International Bond	1.000	Quarterly	12/20/2026	1.600		400	(18)	12	0	(6)

GST	Brazil Government International Bond	1.000	Quarterly	12/20/2024	0.274		1,900	(30)	41	11	0
	Brazil Government International Bond	1.000	Quarterly	06/20/2026	0.625		4,300	(145)	181	36	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2027	1.005		1,100	(40)	40	0	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2027	1.202		500	(45)	42	0	(3)
	Equinix, Inc.	5.000	Quarterly	06/20/2027	0.993		3,700	517	(69)	448	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.153		2,200	(18)	32	14	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2028	0.835		600	(6)	11	5	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	0.518		3,500	(149)	154	5	0
	Turkey Government International Bond	1.000	Quarterly	12/20/2024	0.668		400	(43)	44	1	0

HUS	Brazil Government International Bond	1.000	Quarterly	06/20/2024	0.221		1,100	(32)	34	2	0

JPM	Colombia Government International Bond	1.000	Quarterly	12/20/2026	0.871		100	(5)	5	0	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2027	1.005		200	(8)	8	0	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2026	0.360		900	(7)	20	13	0

MYC	Brazil Government International Bond	1.000	Quarterly	06/20/2027	0.849		38,300	(2,372)	2,561	189	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2027	1.005		2,800	(123)	124	1	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2027	1.202		3,100	(276)	256	0	(20)
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.153		1,700	(9)	20	11	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2025	0.315		200	(3)	5	2	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2026	0.461		2,900	8	33	41	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2027	0.531		1,300	(4)	23	19	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2028	0.723		900	(17)	27	10	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2028	0.835		3,700	(39)	66	27	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	1.600		28,400	(1,243)	817	0	(426)
	Turkey Government International Bond	1.000	Quarterly	06/20/2024	0.491		100	(16)	16	0	0

								$(5,487)	$5,894	$910	$(503)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(4)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(6)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
									Asset	Liability
FBF	CMBX.NA.AAA.12 Index	0.500%	Monthly	08/17/2061	$	1,300	$(9)	$5	$0	$(4)

GST	CMBX.NA.AAA.13 Index	0.500	Monthly	12/16/2072		214,500	171	(1,265)	0	(1,094)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	143

Schedule of Investments	PIMCO Low Duration Income Fund	(Cont.)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(6)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
									Asset	Liability

	CMBX.NA.AAA.15 Index	0.500%	Monthly	11/18/2064	$	106,200	$(1,021)	$(55)	$0	$(1,076)

MEI	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		3,400	(25)	14	0	(11)

MYC	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		72,100	(253)	19	0	(234)
	CMBX.NA.AAA.13 Index	0.500	Monthly	12/16/2072		187,700	205	(1,163)	0	(958)
	CMBX.NA.AAA.15 Index	0.500	Monthly	11/18/2064		12,400	(105)	(20)	0	(125)

							$(1,037)	$(2,465)	$0	$(3,502)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(8)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BPS	Receive	iBoxx USD Liquid Investment Grade Index	N/A	1.128% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/20/2024	$	3,000	$38	$(48)	$0	$(10)

JPM	Receive	iBoxx USD Liquid Investment Grade Index	N/A	1.128% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/20/2024		3,000	31	(60)	0	(29)

									$69	$(108)	$0	$(39)

Total Swap Agreements									$(6,453)	$3,319	$910	$(4,044)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(9)
BOA	$685	$0	$3	$688	$(12)	$0	$(47)	$(59)	$629	$(560)	$69
BPS	1,775	0	1	1,776	(2,407)	0	(11)	(2,418)	(642)	607	(35)
BRC	713	0	22	735	(984)	0	0	(984)	(249)	592	343
CBK	307	0	49	356	(130)	(327)	0	(457)	(101)	0	(101)
CKL	0	0	0	0	0	(44)	0	(44)	(44)	0	(44)
DUB	4,435	7,353	0	11,788	(1,469)	(1,047)	(6)	(2,522)	9,266	(2,290)	6,976
FAR	139	1,935	0	2,074	(153)	(3,883)	0	(4,036)	(1,962)	772	(1,190)
FBF	0	0	0	0	0	0	(4)	(4)	(4)	0	(4)
GLM	731	4,745	0	5,476	(164)	(2,038)	0	(2,202)	3,274	0	3,274
GST	0	0	520	520	0	0	(2,173)	(2,173)	(1,653)	1,794	141
HUS	0	0	2	2	0	0	0	0	2	0	2
JPM	3,193	0	13	3,206	(300)	(101)	(29)	(430)	2,776	(2,881)	(105)
MBC	650	0	0	650	(823)	0	0	(823)	(173)	341	168
MEI	0	0	0	0	0	0	(11)	(11)	(11)	0	(11)
MSC	0	0	0	0	0	(305)	0	(305)	(305)	478	173
MYC	0	14,671	300	14,971	0	(7,354)	(1,763)	(9,117)	5,854	1,813	7,667
MYI	1,967	0	0	1,967	(2,054)	(675)	0	(2,729)	(762)	952	190
NGF	0	5,224	0	5,224	0	(8,208)	0	(8,208)	(2,984)	1,618	(1,366)
RBC	17	0	0	17	0	0	0	0	17	0	17
SCX	805	0	0	805	(278)	0	0	(278)	527	(450)	77
SSB	0	0	0	0	(952)	0	0	(952)	(952)	373	(579)
TOR	9	0	0	9	(1,550)	0	0	(1,550)	(1,541)	1,552	11
UAG	240	0	0	240	0	0	0	0	240	(320)	(80)

Total Over the Counter	$15,666	$33,928	$910	$50,504	$(11,276)	$(23,982)	$(4,044)	$(39,302)

(p)

Securities with an aggregate market value of $10,890 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2024.

(1)	Notional Amount represents the number of contracts.
(2)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

144	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2024

(3)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(5)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(7)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(8)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(9)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$249	$249
Swap Agreements	0	79	0	0	12,790	12,869

	$0	$79	$0	$0	$13,039	$13,118

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$15,666	$0	$15,666
Purchased Options	0	0	0	0	33,928	33,928
Swap Agreements	0	910	0	0	0	910

	$0	$910	$0	$15,666	$33,928	$50,504

	$0	$989	$0	$15,666	$46,967	$63,622

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$43	$43
Futures	0	0	0	0	320	320
Swap Agreements	0	14	0	0	7,440	7,454

	$0	$14	$0	$0	$7,803	$7,817

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,276	$0	$11,276
Written Options	0	0	0	1,250	22,732	23,982
Swap Agreements	0	4,005	0	0	39	4,044

	$0	$4,005	$0	$12,526	$22,771	$39,302

	$0	$4,019	$0	$12,526	$30,574	$47,119

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	145

Schedule of Investments	PIMCO Low Duration Income Fund	(Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$4,679	$4,679
Futures	0	0	0	0	(44,181)	(44,181)
Swap Agreements	0	20,582	0	0	(53,586)	(33,004)

	$0	$20,582	$0	$0	$(93,088)	$(72,506)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,955	$0	$1,955
Purchased Options	0	0	0	0	(935)	(935)
Written Options	0	0	0	0	26,391	26,391
Swap Agreements	0	(3,533)	0	0	454	(3,079)

	$0	$(3,533)	$0	$1,955	$25,910	$24,332

	$0	$17,049	$0	$1,955	$(67,178)	$(48,174)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(332)	$(332)
Futures	0	0	0	0	26,417	26,417
Swap Agreements	0	1,409	0	0	236,937	238,346

	$0	$1,409	$0	$0	$263,022	$264,431

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$18,208	$0	$18,208
Purchased Options	0	0	0	0	5,069	5,069
Written Options	0	0	0	1,200	6,234	7,434
Swap Agreements	0	25,178	0	0	(519)	24,659

	$0	$25,178	$0	$19,408	$10,784	$55,370

	$0	$26,587	$0	$19,408	$273,806	$319,801

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Loan Participations and Assignments	$0	$239,563	$79,132	$318,695
Corporate Bonds & Notes
Banking & Finance	826	713,642	5,705	720,173
Industrials	0	514,328	19,547	533,875
Utilities	0	216,207	0	216,207
Municipal Bonds & Notes
Illinois	0	19	0	19
Puerto Rico	0	101	0	101
U.S. Government Agencies	0	6,531,358	0	6,531,358
U.S. Treasury Obligations	0	783,480	0	783,480
Non-Agency Mortgage- Backed Securities	949	2,172,180	1,308	2,174,437
Asset-Backed Securities	0	2,077,906	5,360	2,083,266
Sovereign Issues	0	490,043	0	490,043
Common Stocks
Communication Services	4,427	0	711	5,138
Consumer Discretionary	0	2	0	2
Financials	538	0	10,215	10,753
Health Care	0	0	15,725	15,725
Industrials	0	0	17,007	17,007
Utilities	0	0	173	173
Warrants
Financials	0	0	9	9
Preferred Securities
Banking & Finance	0	486	0	486
Real Estate Investment Trusts
Real Estate	22	0	0	22

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Loan Participations and Assignments	$0	$0	$0	$0
U.S. Government Agencies	0	0	0	0
Short-Term Instruments
Repurchase Agreements	0	4,400	0	4,400
Short-Term Notes	0	897	0	897
U.S. Treasury Bills	0	11,822	0	11,822

	$6,762	$13,756,434	$154,892	$13,918,088

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$219,736	$0	$0	$219,736

Total Investments	$226,498	$13,756,434	$154,892	$14,137,824

Short Sales, at Value - Liabilities
U.S. Government Agencies	0	(377,299)	0	(377,299)

	$0	$(377,299)	$0	$(377,299)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	48	13,070	0	13,118
Over the counter	0	50,504	0	50,504

	$48	$63,574	$0	$63,622

146	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2024

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(80)	$(7,737)	$0	$(7,817)
Over the counter	0	(39,302)	0	(39,302)

	$(80)	$(47,039)	$0	$(47,119)

Total Financial Derivative Instruments	$(32)	$16,535	$0	$16,503

Totals	$226,466	$13,395,670	$154,892	$13,777,028

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2024:

Category and Subcategory	Beginning Balance at 03/31/2023	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2024	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2024(1)
Investments in Securities, at Value
Loan Participations and Assignments	$84,071	$56,081	$(51,213)	$1,300	$8,265	$(5,049)	$0	$(14,323)	$79,132	$1,234
Corporate Bonds & Notes
Banking & Finance	705	4,311	0	23	0	(23)	689	0	5,705	(22)
Industrials	1,230	18,600	(251)	0	0	(32)	0	0	19,547	(30)
Non-Agency Mortgage-Backed Securities	0	25	(79)	0	4	51	1,307	0	1,308	0
Asset-Backed Securities	4,917	758	(780)	0	0	(433)	898	0	5,360	(492)
Sovereign Issues	5,227	0	(34,035)	(337)	(46,389)	91,359	0	(15,825)	0	0
Common Stocks
Communication Services(2)	1,327	0	0	0	0	(616)	0	0	711	(616)
Financials	9,109	0	0	0	0	1,106	0	0	10,215	1,086
Health Care	0	13,285	0	0	0	2,440	0	0	15,725	2,440
Industrials	17,143	651	0	0	0	(787)	0	0	17,007	(787)
Real Estate	0	0	0	0	(394)	394	0	0	0	0
Utilities	0	41	0	0	0	132	0	0	173	132
Rights
Financials	254	0	(374)	0	374	(254)	0	0	0	0
Warrants
Financials	281	0	(370)	0	229	(131)	0	0	9	0
Information Technology	74	0	(41)	0	0	(33)	0	0	0	0
Preferred Securities
Industrials	1,332	0	0	0	0	(1,332)	0	0	0	(1,332)

Totals	$125,670	$93,752	$(87,143)	$986	$(37,911)	$86,792	$2,894	$(30,148)	$154,892	$1,613

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2024	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$43,958	Comparable Companies	EBITDA Multiple	X	14.000	—
	24,688	Discounted Cash Flow	Discount Rate		9.180-11.780	9.466
	10,486	Recent Transaction	Purchase Price		98.000	—
Corporate Bonds & Notes
Banking & Finance	690	Expected Recovery	Recovery Rate		17.490	—
	696	Indicative Market Quotation	Price		7.350	—
	4,319	Proxy Pricing	Base Price		94.271-100.069	95.874
Industrials	947	Discounted Cash Flow	Discount Rate		7.510	—
	18,600	Recent Transaction	Purchase Price		100.000	—
Non-Agency Mortgage-Backed Securities	1,308	Fair Valuation of Odd Lot Positions	Adjustment Factor		2.500	—
Asset-Backed Securities	4,462	Discounted Cash Flow	Discount Rate		9.250-17.000	15.749
	898	Fair Valuation of Odd Lot Positions	Adjustment Factor		2.500	—

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	147

Schedule of Investments	PIMCO Low Duration Income Fund	(Cont.)	March 31, 2024

Category and Subcategory	Ending Balance at 03/31/2024	Valuation Technique	Unobservable Inputs				(% Unless Noted Otherwise)
							Input Value(s)	Weighted Average
Common Stocks
Communication Services	$711	Reference Instrument	Stock Price w/Liquidity Discount				10.000	—
Financials	10,215	Comparable Companies	EBITDA Multiple		X		4.000	—
Health Care	15,725	Comparable Companies	EBITDA Multiple		X		14.000	—
Industrials	16,228	Comparable Companies/ Discounted Cash Flow	Revenue Multiple/EBITDA Multiple/Discount Rate		X/X/	%	0.560/7.180/10.000	—
	779	Indicative Market Quotation	Broker Quote	$			2.625-24.125	23.676
Utilities	173	Comparable Companies	EBITDA Multiple		X		6.100	—
Warrants
Financials	9	Option Pricing Model	Volatility				40.000	—

Total	$154,892

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2024 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Sector type updated from Consumer Discretionary to Communication Services since prior fiscal year end.

148	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Consolidated Schedule of Investments	PIMCO Preferred and Capital Securities Fund	March 31, 2024

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 97.1%

CORPORATE BONDS & NOTES 51.6%

BANKING & FINANCE 46.7%

ABN AMRO Bank NV
6.875% due 09/22/2031 •(e)(f)	EUR	6,000	$6,696

Alfa Bank AO Via Alfa Bond Issuance PLC
5.950% due 04/15/2030 ^«(b)(f)		$5,000	300

Athora Netherlands NV
7.000% due 06/19/2025 •(e)(f)	EUR	4,000	4,331

AXIS Specialty Finance LLC
4.900% due 01/15/2040 •(i)		$7,000	6,254

Banca Monte dei Paschi di Siena SpA
8.500% due 09/10/2030 •	EUR	5,100	5,676

Banco Bilbao Vizcaya Argentaria SA
7.883% due 11/15/2034 •		$4,800	5,256
8.375% due 06/21/2028 •(e)(f)	EUR	3,600	4,219
9.375% due 03/19/2029 •(e)(f)		$4,400	4,743

Banco Mercantil del Norte SA
8.375% due 10/14/2030 •(e)(f)		9,600	9,858

Banco Santander SA
9.625% due 11/21/2028 •(e)(f)		3,600	3,852
9.625% due 05/21/2033 •(e)(f)		5,800	6,403

Bank of Ireland Group PLC
7.500% due 05/19/2025 •(e)(f)	EUR	10,100	11,093

Bank of Nova Scotia
3.625% due 10/27/2081 •(f)(g)		$4,700	3,755
4.900% due 06/04/2025 •(e)(f)(i)		6,500	6,412
8.000% due 01/27/2084 •(f)		3,200	3,264

Barclays PLC
6.125% due 12/15/2025 •(e)(f)		2,600	2,513
9.625% due 12/15/2029 •(e)(f)		7,400	7,865

BBVA Bancomer SA
8.125% due 01/08/2039 •(f)		4,500	4,665

BNP Paribas SA
7.375% due 08/19/2025 •(e)(f)		600	603
7.750% due 08/16/2029 •(e)(f)		3,400	3,489
8.000% due 08/22/2031 •(e)(f)		9,400	9,617
8.500% due 08/14/2028 •(e)(f)		8,500	8,906

BPCE SA
6.508% due 01/18/2035 •		4,300	4,374

CaixaBank SA
7.500% due 01/16/2030 •(e)(f)	EUR	4,200	4,707

Commerzbank AG
6.500% due 10/09/2029 •(e)(f)		2,400	2,523

Cooperatieve Rabobank UA
3.100% due 06/29/2028 •(e)(f)		7,600	7,133
4.875% due 06/29/2029 •(e)(f)		1,200	1,223

Corebridge Financial, Inc.
6.875% due 12/15/2052 •		$4,400	4,410

Credit Agricole SA
6.251% due 01/10/2035 •		4,400	4,475
7.250% due 09/23/2028 •(e)(f)	EUR	4,200	4,787

Credit Suisse AG AT1 Claim		$58,550	6,733

de Volksbank NV
7.000% due 12/15/2027 •(e)(f)	EUR	2,000	2,136

Deutsche Bank AG
10.000% due 12/01/2027 •(e)(f)		4,400	5,159

Erste Group Bank AG
4.250% due 10/15/2027 •(e)(f)		7,400	7,205
6.500% due 04/15/2024 •(e)(f)		2,600	2,808
8.500% due 10/15/2028 •(e)(f)		2,200	2,563

Freedom Mortgage Holdings LLC
9.250% due 02/01/2029		$400	410

Global Atlantic Fin Co.
6.750% due 03/15/2054		100	103

HSBC Holdings PLC
6.375% due 03/30/2025 •(e)(f)(i)		8,000	7,954

ING Groep NV
4.250% due 05/16/2031 •(e)(f)		2,800	2,131
6.500% due 04/16/2025 •(e)(f)		11,748	11,613
8.000% due 05/16/2030 •(e)(f)		8,600	8,737

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Intesa Sanpaolo SpA
5.875% due 09/01/2031 •(e)(f)	EUR	3,450	$3,518
7.700% due 09/17/2025 •(e)(f)		$7,800	7,788
8.248% due 11/21/2033 •		4,700	5,252
9.125% due 09/07/2029 •(e)(f)	EUR	8,300	10,022

KBC Group NV
8.000% due 09/05/2028 •(e)(f)		6,200	7,167

Legal & General Group PLC
5.625% due 03/24/2031 •(e)(f)	GBP	1,400	1,599

Liberty Mutual Group, Inc.
4.125% due 12/15/2051 •		$6,300	5,703
4.300% due 02/01/2061		4,600	2,934

Lloyds Banking Group PLC
7.500% due 06/27/2024 •(e)(f)		7,500	7,461
7.500% due 09/27/2025 •(e)(f)		9,460	9,446
8.000% due 09/27/2029 •(e)(f)		9,400	9,488

Mitsubishi UFJ Financial Group, Inc.
8.200% due 01/15/2029 •(e)(f)		9,600	10,382

Nationwide Building Society
5.875% due 12/20/2024 •(e)(f)	GBP	400	501

NatWest Group PLC
4.600% due 06/28/2031 •(e)(f)		$5,350	4,174
6.000% due 12/29/2025 •(e)(f)		9,700	9,496
8.000% due 08/10/2025 •(e)(f)		9,200	9,257

Newmark Group, Inc.
7.500% due 01/12/2029		700	721

Prudential Financial Inc.
6.500% due 03/15/2054 •		4,300	4,370

Prudential Financial, Inc.
5.125% due 03/01/2052 •		5,300	4,979
6.000% due 09/01/2052 •		2,700	2,690

Santander U.K. Group Holdings PLC
6.750% due 06/24/2024 •(e)(f)	GBP	4,100	5,169

Societe Generale SA
9.375% due 11/22/2027 •(e)(f)		$3,200	3,322
10.000% due 11/14/2028 •(e)(f)		4,100	4,360

Sumitomo Mitsui Financial Group, Inc.
6.600% due 06/05/2034 •(e)(f)		8,400	8,432

Svenska Handelsbanken AB
4.375% due 03/01/2027 •(e)(f)		2,800	2,599
4.750% due 03/01/2031 •(e)(f)		1,600	1,366

Swedbank AB
7.750% due 03/17/2030 •(e)(f)		2,400	2,385

Swiss RE Subordinated Finance PLC
5.698% due 04/05/2035 •(a)		2,800	2,803

Textron Financial Corp.
7.304% (TSFR3M + 1.997%) due 02/15/2067 ~		11,742	10,246

Toronto-Dominion Bank
8.125% due 10/31/2082 •(f)(i)		5,600	5,888

UBS Group AG
4.875% due 02/12/2027 •(e)(f)		8,300	7,642
9.250% due 11/13/2028 •(e)(f)		3,200	3,475
9.250% due 11/13/2033 •(e)(f)		5,200	5,881

UniCredit SpA
5.459% due 06/30/2035 •		9,100	8,554

USB Realty Corp.
6.723% (US0003M + 1.147%) due 01/15/2027 ~(e)(i)		6,567	5,072

Virgin Money U.K. PLC
11.000% due 12/08/2028 •(e)(f)	GBP	5,100	7,256

Voya Financial, Inc.
4.700% due 01/23/2048 •		$2,700	2,300

			414,652

INDUSTRIALS 1.2%

Enbridge, Inc.
8.500% due 01/15/2084 •		2,700	2,940

South Jersey Industries, Inc.
5.020% due 04/15/2031		6,900	5,466

Volkswagen International Finance NV
7.500% due 09/06/2028 •(e)	EUR	900	1,057
7.875% due 09/06/2032 •(e)		900	1,097

			10,560

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 3.7%

BP Capital Markets PLC
6.450% due 12/01/2033 •(e)	$10,800	$11,211

Edison International
8.125% due 06/15/2053 •	3,000	3,110

Electricite de France SA
9.125% due 03/15/2033 •(e)	6,400	7,067

NextEra Energy Capital Holdings, Inc.
6.700% due 09/01/2054 •	9,100	9,153

Sempra
4.125% due 04/01/2052 •	2,500	2,319

		32,860

Total Corporate Bonds & Notes (Cost $453,437)		458,072

	SHARES
PREFERRED SECURITIES 44.0%

BANKING & FINANCE 39.9%

Aircastle Ltd.
5.250% due 06/15/2026 •(e)	4,700,000	4,502

Ally Financial, Inc.
4.700% due 05/15/2028 •(e)	7,400,000	5,882

American AgCredit Corp.
5.250% due 06/15/2026 •(e)	5,000,000	4,576

American Express Co.
3.550% due 09/15/2026 •(e)	13,300,000	12,306

Banco Santander SA
4.125% due 11/12/2027 •(e)(f)	4,200,000	4,013
4.375% due 01/14/2026 •(e)(f)	1,600,000	1,621

Bank of America Corp.
5.875% due 03/15/2028 •(e)	36,310,000	35,696

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(e)	2,000,000	1,830

CaixaBank SA
5.875% due 10/09/2027 •(e)(f)	4,400,000	4,676
8.250% due 03/13/2029 •(e)(f)	5,200,000	5,977

Capital One Financial Corp.
3.950% due 09/01/2026 •(e)	4,200,000	3,745

Charles Schwab Corp.
4.000% due 12/01/2030 •(e)	20,300,000	17,156
5.000% due 12/01/2027 •(e)(i)	6,375,000	5,816

Citigroup, Inc.
6.300% due 05/15/2024 •(e)	3,854,000	3,862
7.375% due 05/15/2028 •(e)	6,300,000	6,558
7.625% due 11/15/2028 •(e)	8,200,000	8,608

Citizens Financial Group, Inc.
4.000% due 10/06/2026 •(e)	2,300,000	1,995

Compeer Financial ACA
4.875% due 08/15/2026 •(e)	5,000,000	4,775

Depository Trust & Clearing Corp.
3.375% due 06/20/2026 •(e)	10,000,000	8,880

Discover Financial Services
5.500% due 10/30/2027 •(e)	2,600,000	2,239

Dresdner Funding Trust
8.151% due 06/30/2031	900,000	989

Farm Credit Bank of Texas
6.200% due 06/15/2028 •(e)	7,000,000	6,475

Goldman Sachs Group, Inc.
4.400% due 02/10/2025 •(e)	2,800,000	2,719
7.500% due 02/10/2029 •(e)	6,500,000	6,891
8.437% (TSFR3M + 3.136%) due 04/29/2024 ~(e)	9,500,000	9,526

HSBC Bank Capital Funding Sterling LP
5.844% due 11/05/2031 •(e)	3,513,000	4,659

JPMorgan Chase & Co.
4.200% due 09/01/2026 (e)	67,300	1,357
4.600% due 02/01/2025 •(e)(i)	19,800,000	19,533
4.625% due 06/01/2026 (e)	179,500	3,910
6.875% due 06/01/2029 •(e)	22,500,000	23,338

MetLife Capital Trust
7.875% due 12/15/2067	2,000,000	2,149

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	149

Consolidated Schedule of Investments	PIMCO Preferred and Capital Securities Fund	(Cont.)

	SHARES	MARKET VALUE (000S)

MetLife, Inc.
5.875% due 03/15/2028 •(e)	6,300,000	$6,306

Morgan Stanley
4.875% due 01/15/2025 (e)	116,700	2,722
5.850% (US0003M + 3.491%) due 04/15/2027 ~(e)	302,306	7,555
5.875% due 09/15/2026 ~(e)	2,400,000	2,363
8.751% (TSFR3M + 3.422%) due 12/15/2025 ~(e)	4,000,000	4,145

Nationwide Building Society
10.250% ~	47,604	8,150

PNC Financial Services Group, Inc.
3.400% due 09/15/2026 •(e)	15,400,000	13,474
6.250% due 03/15/2030 •(e)	6,100,000	5,910

State Street Corp.
6.700% due 03/15/2029 •(e)	7,000,000	7,135

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(e)	17,439,725	19,963

SVB Financial Group
4.100% due 02/15/2031 ^(b)(e)	28,200,000	442
4.700% due 11/15/2031 ^(b)(e)	10,000,000	166

Synchrony Financial
8.250% (H15T5Y + 4.044%) due 05/15/2029 ~(e)	335,600	8,393

Truist Financial Corp.
5.100% due 03/01/2030 •(e)(i)	5,600,000	5,219
8.693% (TSFR3M + 3.364%) due 12/15/2024 ~(e)	4,500,000	4,544

U.S. Bancorp
5.300% due 04/15/2027 •(e)	4,800,000	4,608

Wells Fargo & Co.
4.250% due 09/15/2026 (e)	134,600	2,623

	SHARES	MARKET VALUE (000S)
4.750% due 03/15/2025 (e)	67,400	$1,463
5.900% due 06/15/2024 ~(e)	5,950,000	5,951
7.625% due 09/15/2028 •(e)	15,600,000	16,676

		354,067

INDUSTRIALS 0.3%

Energy Transfer LP
6.750% due 05/15/2025 •(e)	2,600,000	2,563

UTILITIES 3.8%

Edison International
5.000% due 12/15/2026 •(e)	8,300,000	7,884

Energy Transfer LP
7.125% due 05/15/2030 •(e)	12,200,000	11,971

SCE Trust
7.500% due 11/22/2028 (e)	168,700	4,492

Sempra
4.875% due 10/15/2025 •(e)	10,000,000	9,826

		34,173

Total Preferred Securities (Cost $440,690)		390,803

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 1.5%

REPURCHASE AGREEMENTS (h) 1.4%
		12,469

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.1%
5.371% due 06/06/2024 (c)(d)	$663	$657

Total Short-Term Instruments (Cost $13,126)		13,126

Total Investments in Securities (Cost $907,253)		862,001

	SHARES
INVESTMENTS IN AFFILIATES 5.8%

SHORT-TERM INSTRUMENTS 5.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.8%

PIMCO Short-Term Floating NAV Portfolio III	5,301,455	51,567

Total Short-Term Instruments (Cost $51,544)		51,567

Total Investments in Affiliates (Cost $51,544)		51,567

Total Investments 102.9% (Cost $958,797)		$913,568

Financial Derivative Instruments (j)(k) 0.1% (Cost or Premiums, net $(4,870))		1,042

Other Assets and Liabilities, net (3.0)%		(26,563)

Net Assets 100.0%		$888,047

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	When-issued security.

(b)	Security is not accruing income as of the date of this report.

(c)	Coupon represents a weighted average yield to maturity.

(d)	Zero coupon security.

(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(f)	Contingent convertible security.

(g) RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Bank of Nova Scotia	3.625%	10/27/2081	09/29/2021	$ 4,700	$3,755	0.42%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	03/28/2024	04/01/2024	$12,469	U.S. Treasury Notes 5.000% due 09/30/2025	$(12,718)	$12,469	$12,472

Total Repurchase Agreements						$(12,718)	$12,469	$12,472

150	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2024

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	5.770%	03/25/2024	04/08/2024	$(4,782)	$(4,788)
	5.870	01/08/2024	04/08/2024	(8,368)	(8,483)
	5.870	03/25/2024	04/08/2024	(7,842)	(7,851)
BPS	5.780	01/03/2024	04/04/2024	(4,688)	(4,755)
JPS	5.709	04/01/2024	06/28/2024	(13,606)	(13,606)
	5.880	01/03/2024	04/01/2024	(1,801)	(1,827)
	5.880	03/25/2024	04/01/2024	(11,585)	(11,598)

Total Reverse Repurchase Agreements					$(52,908)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$(21,122)	$0	$(21,122)	$24,732	$3,610
BPS	0	(4,755)	0	(4,755)	5,072	317
FICC	12,472	0	0	12,472	(12,718)	(246)
JPS	0	(27,031)	0	(27,031)	14,848	(12,183)

Total Borrowings and Other Financing Transactions	$12,472	$(52,908)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$(13,425)	$(9,543)	$0	$0	$(22,968)
Preferred Securities	0	(16,334)	0	0	(16,334)

Total Borrowings	$(13,425)	$(25,877)	$0	$0	$(39,302)

Payable for reverse repurchase agreements(4)					$(39,302)

(i)	Securities with an aggregate market value of $44,939 have been pledged as collateral under the terms of the above master agreements as of March 31, 2024.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(57,085) at a weighted average interest rate of 5.485%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(4)	Unsettled reverse repurchase agreements liability of $(13,606) is outstanding at period end.

(j) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2024	391	$79,953	$(49)	$0	$(80)
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2024	158	18,108	71	14	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2024	435	56,115	1,011	204	0
United Kingdom Long Gilt June Futures	06/2024	30	3,784	102	18	0

				$1,135	$236	$(80)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	151

Consolidated Schedule of Investments	PIMCO Preferred and Capital Securities Fund	(Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bobl June Futures	06/2024	175	$(22,325)	$(137)	$0	$(57)
Euro-Bund June Futures	06/2024	43	(6,188)	(90)	0	(29)
Euro-Buxl 30-Year Bond June Futures	06/2024	92	(13,479)	(271)	0	(163)
Euro-Schatz June Futures	06/2024	67	(7,640)	(1)	2	(5)
U.S. Treasury 5-Year Note June Futures	06/2024	638	(68,276)	28	75	0
U.S. Treasury 10-Year Note June Futures	06/2024	351	(38,890)	(81)	28	0
U.S. Treasury Long-Term Bond June Futures	06/2024	54	(6,504)	(18)	0	(16)

				$(570)	$105	$(270)

Total Futures Contracts				$565	$341	$(350)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(1)	1-Day GBP-SONIO Compounded-OIS	4.250%	Annual	09/18/2026	GBP	6,500	$15	$21	$36	$4	$0
Pay(1)	1-Day GBP-SONIO Compounded-OIS	4.000	Annual	09/18/2029		2,600	47	9	56	7	0
Receive(1)	1-Day GBP-SONIO Compounded-OIS	3.750	Annual	09/18/2034		7,600	(121)	(21)	(142)	0	(44)
Receive(1)	1-Day GBP-SONIO Compounded-OIS	3.750	Annual	09/18/2054		3,600	(74)	(22)	(96)	0	(41)
Receive(1)	1-Day USD-SOFR Compounded-OIS	4.000	Annual	06/20/2026	$	5,500	1	36	37	6	0
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052		20,000	(4,738)	(2,447)	(7,185)	30	0

Total Swap Agreements							$(4,870)	$(2,424)	$(7,294)	$47	$(85)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(2)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$386	$47	$433	$0	$(350)	$(85)	$(435)

Cash of $6,068 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(2)	Unsettled variation margin asset of $45 for closed futures is outstanding at period end.

(k) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2024		$88	AUD	134	$0	$0
	05/2024	AUD	134		$88	0	0

BOA	04/2024	EUR	42,710		46,256	178	0
	04/2024	GBP	445		567	6	0
	04/2024		$123	AUD	188	0	(1)
	04/2024		111,731	EUR	102,912	0	(705)
	05/2024	AUD	188		$124	1	0
	05/2024	EUR	102,832		111,780	711	0

BPS	04/2024	GBP	23,228		29,486	169	0
	04/2024		$7,847	EUR	7,202	0	(77)

BRC	05/2024	EUR	20,606		$22,313	57	0
	05/2024		$2,337	GBP	1,848	0	(4)

CBK	04/2024	GBP	170		$216	2	0
	04/2024		$10,514	EUR	9,688	0	(61)

FAR	04/2024	EUR	72,753		$79,084	594	0

152	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2024

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
GLM	04/2024	EUR	30,661		$33,276	$197	$0

JPM	04/2024		$277	EUR	255	0	(2)

MBC	04/2024	AUD	483		$314	0	(1)
	04/2024		$5,911	EUR	5,461	0	(19)
	04/2024		32,449	GBP	25,691	0	(23)
	05/2024	GBP	23,843		$30,121	22	0

TOR	05/2024	AUD	161		105	0	0

Total Forward Foreign Currency Contracts						$1,937	$(893)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BOA	$896	$0	$0	$896	$(706)	$0	$0	$(706)	$190	$0	$190
BPS	169	0	0	169	(77)	0	0	(77)	92	0	92
BRC	57	0	0	57	(4)	0	0	(4)	53	0	53
CBK	2	0	0	2	(61)	0	0	(61)	(59)	0	(59)
FAR	594	0	0	594	0	0	0	0	594	(460)	134
GLM	197	0	0	197	0	0	0	0	197	0	197
JPM	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
MBC	22	0	0	22	(43)	0	0	(43)	(21)	0	(21)

Total Over the Counter	$1,937	$0	$0	$1,937	$(893)	$0	$0	$(893)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$386	$386
Swap Agreements	0	0	0	0	47	47

	$0	$0	$0	$0	$433	$433

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,937	$0	$1,937

	$0	$0	$0	$1,937	$433	$2,370

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$350	$350
Swap Agreements	0	0	0	0	85	85

	$0	$0	$0	$0	$435	$435

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$893	$0	$893

	$0	$0	$0	$893	$435	$1,328

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	153

Consolidated Schedule of Investments	PIMCO Preferred and Capital Securities Fund	(Cont.)	March 31, 2024

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(1,740)	$(1,740)
Swap Agreements	0	0	0	0	(243)	(243)

	$0	$0	$0	$0	$(1,983)	$(1,983)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,536)	$0	$(2,536)

	$0	$0	$0	$(2,536)	$(1,983)	$(4,519)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$952	$952
Swap Agreements	0	0	0	0	(2,122)	(2,122)

	$0	$0	$0	$0	$(1,170)	$(1,170)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,432	$0	$6,432

	$0	$0	$0	$6,432	$(1,170)	$5,262

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$414,352	$300	$414,652
Industrials	0	10,560	0	10,560
Utilities	0	32,860	0	32,860
Preferred Securities
Banking & Finance	28,023	326,044	0	354,067
Industrials	0	2,563	0	2,563
Utilities	4,492	29,681	0	34,173
Short-Term Instruments
Repurchase Agreements	0	12,469	0	12,469
U.S. Treasury Bills	0	657	0	657

	$32,515	$829,186	$300	$862,001

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$51,567	$0	$0	$51,567

Total Investments	$84,082	$829,186	$300	$913,568

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$20	$368	$0	$388
Over the counter	0	1,937	0	1,937

	$20	$2,305	$0	$2,325

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(254)	(181)	0	(435)
Over the counter	0	(893)	0	(893)

	$(254)	$(1,074)	$0	$(1,328)

Total Financial Derivative Instruments	$(234)	$1,231	$0	$997

Totals	$83,848	$830,417	$300	$914,565

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

154	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Notes to Financial Statements	March 31, 2024

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class C-2 shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

PIMCO Preferred and Capital Securities Fund has established a Cayman Islands exempted company, the “Subsidiary”, which is wholly-owned and controlled by the Fund. PIMCO also serves as the investment adviser for the Subsidiary. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Subsidiary.

Hereinafter, the Board of Trustees of the Funds shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable. A debt obligation may be granted, in certain situations, a contractual or non-contractual forbearance for interest payments that are expected to be paid after agreed upon pay dates.

(b) Foreign Taxes The Funds may be subject to foreign taxes on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by the Funds and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of March 31, 2024, if any, are disclosed in the Statements of Assets and Liabilities.

(c) Foreign Currency Translation The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate

ANNUAL REPORT	|	MARCH 31, 2024	155

Notes to Financial Statements	(Cont.)

in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(d) Multi-Class Operations Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(e) Distributions to Shareholders The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Diversified Income Fund	Daily	Monthly

PIMCO ESG Income Fund	Daily	Monthly

PIMCO High Yield Spectrum Fund	Daily	Monthly

PIMCO Long-Term Credit Bond Fund	Daily	Monthly

PIMCO Low Duration Credit Fund	Daily	Monthly

PIMCO Low Duration Income Fund	Daily	Monthly

PIMCO Credit Opportunities Bond Fund	Quarterly	Quarterly

PIMCO Preferred and Capital Securities Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year. A Fund may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

156	PIMCO CREDIT BOND FUNDS

March 31, 2024

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(f) New Accounting Pronouncements and Regulatory Updates In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, Reference Rate Reform (Topic 848), which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred or will occur during the period March 12, 2020 through December 31, 2024. In January 2021 and December 2022, FASB issued ASU 2021-01 and ASU 2022-06, which include additional amendments to Topic 848. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the U.S. Securities and Exchange Commission (“SEC”) adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading. As such, beginning in July 2024, the Funds must comply with certain new requirements which include, but are not limited to, making significant updates to the content of their shareholder reports and mailing paper copies of the new tailored shareholder reports to shareholders who have not opted to receive shareholder report documents electronically. At this time, management is evaluating the implications of these changes on the financial statements.

The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business day after the trade date (T+1). The effective date was May 5, 2023, and compliance with the amendments is required as of May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments were effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion). At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The NAV of a Fund’s shares, or each of their respective share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, each Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund may calculate its NAV as of the

ANNUAL REPORT	|	MARCH 31, 2024	157

Notes to Financial Statements	(Cont.)

earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, each Fund may calculate its NAV as of the NYSE Close for such day or such other time that a Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that a Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. A Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange or the NYSE Close if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), a Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of

158	PIMCO CREDIT BOND FUNDS

March 31, 2024

currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in a Fund’s next calculated NAV.

Whole loans may be fair valued using inputs that take into account borrower- or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual loan; any new borrower- or loan-level data received in written reports periodically by a Fund normally will be taken into account in calculating the NAV. A Fund’s whole loan investments, including those originated by a Fund or through an alternative lending platform, generally are fair valued in accordance with procedures approved by the Board.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

Under certain circumstances, the per share NAV of a class of a Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.
∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Sources (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Sources or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant

ANNUAL REPORT	|	MARCH 31, 2024	159

Notes to Financial Statements	(Cont.)

inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

160	PIMCO CREDIT BOND FUNDS

March 31, 2024

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a predetermined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indexes, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Option Pricing Model is a commonly accepted method of allocating enterprise value across a capital structure. The method may be utilized when a capital structure includes multiple instruments with varying rights and preferences, there is no short term exit horizon, the nature of an exit event is unknown, or if the enterprise value is not sufficient to cover outstanding debt and preferred claims. The Option Pricing Model can also be used as a method to estimate enterprise value by ‘back-solving’ if there are recent indicative transactions for securities with the same issuer. The Option Pricing Model uses Black-Scholes option pricing, a generally accepted option model typically used to value call options, puts, warrants, and convertible preferred securities. Significant changes in unobservable inputs would result in direct changes in the fair value of the security. These securities are categorized as level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act, rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. PIMCO Credit Opportunities Fund, PIMCO Diversified Income Fund and PIMCO ESG Income Fund may each invest in certain other series of the Trust, series of PIMCO ETF Trust, and series of PIMCO Equity Series (each series, an

ANNUAL REPORT	|	MARCH 31, 2024	161

Notes to Financial Statements	(Cont.)

“Underlying Fund” and collectively, the “Underlying Funds”). A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2024 (amounts in thousands†):

Investments in PIMCO Short Asset Portfolio

Fund Name	Market Value 03/31/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2024	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Diversified Income Fund	$32,595	$1,589	$(7,000)	$(251)	$695	$27,628	$1,572	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2024	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Credit Opportunities Bond Fund	$172	$21,147	$(12,500)	$(1)	$(1)	$8,817	$41	$0

PIMCO Diversified Income Fund	314,709	1,243,962	(1,287,500)	187	(42)	271,316	15,897	0

PIMCO High Yield Spectrum Fund	129	11,237	(5,900)	0	(1)	5,465	33	0

PIMCO Long-Term Credit Bond Fund	23,625	3,384,515	(3,355,600)	30	(4)	52,566	1,879	0

PIMCO Low Duration Credit Fund	1,957	110,001	(105,300)	2	0	6,660	297	0

PIMCO Low Duration Income Fund	435,729	1,130,944	(1,347,000)	47	16	219,736	11,784	0

PIMCO Preferred and Capital Securities Fund	115,587	567,576	(631,619)	35	(12)	51,567	4,154	0

Investments in PIMCO Senior Loan Active Exchange-Traded Fund

Fund Name	Market Value 03/31/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2024	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Credit Opportunities Bond Fund	$0	$8,379	$0	$0	$66	$8,445	$124	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Delayed-Delivery Transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by a Fund. A loan is often administered by a bank or other

162	PIMCO CREDIT BOND FUNDS

March 31, 2024

financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) risks related to the capability of the servicer of

ANNUAL REPORT	|	MARCH 31, 2024	163

Notes to Financial Statements	(Cont.)

the securitized assets; (iv) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, (v) the structure and complexity of the transaction and the legal documents may not be fully understood at the time of investment and could lead to disputes with the issuer or among investors regarding the characterization of proceeds or unexpected investment results; and (vi) the CDO’s manager may perform poorly.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Restricted Investments are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds as of March 31, 2024, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state

164	PIMCO CREDIT BOND FUNDS

March 31, 2024

and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The long-term effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.

Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

Warrants are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Line of Credit The PIMCO High Yield Spectrum Fund and PIMCO Low Duration Credit Fund entered into a 364-day senior unsecured revolving credit agreement with State Street Bank & Trust Company and other commercial banks to be utilized for temporary purposes to fund shareholder redemptions or for other short-term liquidity purposes. State Street Bank & Trust Company serves as both a bank

ANNUAL REPORT	|	MARCH 31, 2024	165

Notes to Financial Statements	(Cont.)

and as an agent for the other banks that are parties to the agreement. The Funds pay financing charges based on a combination of an overnight bank funding rate based on variable rate plus a credit spread. The Funds also pay a fee of 0.15% per annum on the unused commitment amounts. As of March 31, 2024, if applicable any outstanding borrowings would be disclosed as a payable for line of credit on the Statements of Assets and Liabilities. Interest and commitment and upfront fees, if any, paid by the Funds are disclosed as part of the interest expense on the Statements of Operations.

During the period, there were no borrowings on this line of credit. The maximum available commitment and related fees for the revolving credit agreement are:

Funds	Maximum Available Commitment*	Expiration Date	Commitment and Upfront Fees

PIMCO High Yield Spectrum Fund	$9,000,000	08/27/2024	$23,900

PIMCO Low Duration Credit Fund	$7,000,000	08/27/2024	$32,761

*	Maximum available commitment prior to renewal on August 29, 2023, for PIMCO High Yield Spectrum Bond and PIMCO Low Duration Credit Fund was $9,000,000 and $20,000,000, respectively.

(b) Repurchase Agreements Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians (in the case of tri-party repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, a Fund has used bilateral repurchase agreements wherein the underlying securities will be held by a Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to a Fund.

(c) Reverse Repurchase Agreements In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by a Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(d) Sale-Buybacks A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(e) Short Sales Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities

166	PIMCO CREDIT BOND FUNDS

March 31, 2024

sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

(f) Interfund Lending In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended March 31, 2024, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net

realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by a Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

ANNUAL REPORT	|	MARCH 31, 2024	167

Notes to Financial Statements	(Cont.)

Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate-Capped Options may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect a Fund from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Funds use a specified exchange-traded fund as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

Options on Exchange-Traded Futures Contracts (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a

168	PIMCO CREDIT BOND FUNDS

March 31, 2024

component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may fail to perform or meet an obligation or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Asset Swap Agreements convert the cash flows from an underlying security from fixed coupon to floating coupon, floating coupon to fixed coupon, or from one currency to another. The terms and conditions of the asset swap are the same as for an interest rate swap. However, an asset swap is unique in that one interest payment is tied to cash flows from an investment, such as corporate bonds or sovereign issues. The other payment is typically tied to an alternative index, such as a floating rate or a rate denominated in a different currency.

Credit Default Swap Agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or

ANNUAL REPORT	|	MARCH 31, 2024	169

Notes to Financial Statements	(Cont.)

underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indexes involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indexes are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indexes may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indexes are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indexes changes periodically, usually every six months, and for most indexes, each name has an equal weight in the index. Credit default swaps on credit indexes may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indexes are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indexes, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate

170	PIMCO CREDIT BOND FUNDS

March 31, 2024

collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO Credit Opportunities Bond Fund	PIMCO Diversified Income Fund	PIMCO ESG Income Fund	PIMCO High Yield Spectrum Fund	PIMCO Long-Term Credit Bond Fund	PIMCO Low Duration Credit Fund	PIMCO Low Duration Income Fund	PIMCO Preferred and Capital Securities Fund

Interest Rate	X	X	X	X	X	X	X	X

Call	X	X	X	X	X	X	X	X

Credit	X	X	X	X	X	X	X	X

Capital Securities	—	—	—	—	—	—	—	X

Preferred Securities	—	—	—	—	—	—	—	X

Concentration in Banking Industries	—	—	—	—	—	—	—	X

Contingent Convertible Securities	—	—	X	—	—	—	X	X

High Yield	X	X	X	X	X	X	X	X

Market	X	X	X	X	X	X	X	X

Issuer	X	X	X	X	X	X	X	X

Liquidity	X	X	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X	X	X

Equity	X	X	X	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X	—	X	—	X	—

Foreign (Non-U.S.) Investment	X	X	X	X	X	X	X	X

Emerging Markets	X	X	X	X	X	X	X	X

Sovereign Debt	X	X	X	X	X	X	X	X

Currency	X	X	X	X	X	—	X	X

Leveraging	X	X	X	X	X	X	X	X

Management	X	X	X	X	X	X	X	X

Subsidiary	—	—	—	—	—	—	—	X

Regulation S Securities	—	—	—	—	—	—	—	X

Short Exposure	X	X	X	X	X	X	X	X

Convertible Securities	X	—	—	—	—	—	—	—

Senior Loan	X	—	—	—	—	X	—	—

Distribution Rate	—	—	X	—	—	—	X	—

Environmental, Social and Governance	—	—	X	—	—	—	—	—

LIBOR Transition	X	X	X	—	X	X	X	X

“Covenant-lite” Obligations	—	—	—	—	—	X	—	—

ANNUAL REPORT	|	MARCH 31, 2024	171

Notes to Financial Statements	(Cont.)

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Interest Rate Risk is the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Capital Securities Risk is the risk that the value of securities, which may be in the form of debt, equity or a hybrid thereof, issued by U.S. and non-U.S. financial institutions that can be used to satisfy their regulatory capital requirements may decline in response to changes in legislation and regulations applicable to financial institutions and financial markets, increased competition, adverse changes in general or industry-specific economic conditions, or unfavorable interest rates. By investing under normal circumstances at least 80% of its assets in a combination of preferred securities and Capital Securities, the PIMCO Preferred and Capital Securities Fund will be more susceptible to these risks than a fund that does not invest in Capital Securities to the same extent as the Fund.

Preferred Securities Risk is the risk that preferred securities may be subject to greater credit or other risks than senior debt instruments. In addition, preferred securities are subject to other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rate, regulatory changes and special redemption rights.

Concentration in Banking Industries Risk is the risk of concentrating in industries related to banking, including interest rate risk, market risk, the risk of heightened competition and the risk that legislation and other government actions could adversely affect such industries.

Contingent Convertible Securities Risk is the risk of investing in contingent convertible securities, including the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of a Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that principal amount due can be written down to a lesser amount (including potentially to zero), and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to a Fund.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the

172	PIMCO CREDIT BOND FUNDS

March 31, 2024

Fund. A Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Non-centrally-cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally-cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and a Fund’s performance.

Equity Risk is the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities. In addition, preferred securities may be subject to greater credit risk or other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rates, regulatory changes and special redemption rights.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. A Fund may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with the other of the Fund’s guidelines), which generally carry higher levels of the foregoing risks.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Subsidiary Risk is the risk that, by investing in a Fund’s subsidiary, the Fund is indirectly exposed to the risks associated with the subsidiary’s investments. Fund subsidiaries are not registered under the Act and may not be subject to all the investor protections of the Act. There is no guarantee that the investment objective of a subsidiary will be achieved.

Regulation S Securities Risk is the risk that Regulation S securities may be less liquid than publicly traded securities and may not be subject to the disclosure and other investor protection requirements that would be applicable if they were publicly traded. Accordingly, Regulation S Securities may involve a high degree of business and financial risk and may result in substantial losses.

Short Exposure Risk is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to a Fund.

ANNUAL REPORT	|	MARCH 31, 2024	173

Notes to Financial Statements	(Cont.)

Convertible Securities Risk is the risk that arises because convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Senior Loan Risk is the risk that investing in senior loans, including bank loans, exposes a Fund to heightened credit risk, call risk, settlement risk and liquidity risk. If an issuer of a senior loan prepays or redeems the loan prior to maturity, a Fund may have to reinvest the proceeds in instruments that pay lower interest rates. To the extent the Fund invests in senior loans that are covenant-lite obligations, the Fund may have fewer rights against a borrower (e.g., covenant-lite obligations may contain fewer maintenance covenants than other obligations, or no maintenance covenants) and may have a greater risk of loss on such investments as compared to investments in traditional loans.

Distribution Rate Risk is the risk that a Fund’s distribution rate may change unexpectedly as a result of numerous factors, including changes in realized and projected market returns, fluctuations in market interest rates, Fund performance and other factors.

Environmental, Social and Governance Risk is the risk that, because a Fund’s ESG strategy may select or typically exclude securities of certain issuers for reasons in addition to performance, a Fund’s performance may differ from funds that do not utilize an ESG investing strategy. ESG investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by PIMCO or any judgment exercised by PIMCO will reflect the opinions of any particular investor.

LIBOR Transition Risk is the risk related to the discontinuation and replacement of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by a Fund rely or relied in some fashion upon LIBOR. Although the transition process away from LIBOR for most instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or the continued use of LIBOR on a Fund, or on certain instruments in which a Fund invests, which can be difficult to ascertain and could result in losses to a Fund.

“Covenant-lite” Obligations Risk is the risk that covenant-lite obligations contain fewer maintenance covenants than other obligations, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. Covenant-lite loans may carry more risk than traditional loans as they allow individuals and corporations to engage in activities that would otherwise be difficult or impossible under a covenant-heavy loan agreement. In the event of default, covenant-lite loans may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund.

Government Intervention in Financial Markets Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

174	PIMCO CREDIT BOND FUNDS

March 31, 2024

Regulatory Risk Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk As the use of technology has become more prevalent in the course of business, a Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders may suffer losses as a result of a cyber security breach related to a Fund, its service providers, trading counterparties or the issuers in which a Fund invests.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA

ANNUAL REPORT	|	MARCH 31, 2024	175

Notes to Financial Statements	(Cont.)

securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. FCM customers, such as the Funds, are permitted to transfer their customer account (and cleared derivative transactions held in such customer account) from one FCM to another FCM. Upon completion of the transfer, the customer maintains the same economic position with respect to the outstanding exposure. As such, these transfers are not recognized as dispositions and reacquisitions of the affected derivative positions. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The porting of exposure between FCMs has no impact on the market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin; these values as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

176	PIMCO CREDIT BOND FUNDS

March 31, 2024

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee		Supervisory and Administrative Fee
Fund Name	All Classes		Institutional Class	I-2	I-3		Administrative Class	Class A		Class C	Class C-2
PIMCO Credit Opportunities Bond Fund	0.60%	(2)	0.30%	0.40%	0.50%	(3)*	N/A	0.45%		0.45%	N/A
PIMCO Diversified Income Fund	0.45%		0.30%	0.40%	0.50%	(3)	0.30%	0.45%		0.45%	N/A
PIMCO ESG Income Fund	0.25%		0.25%	0.35%	0.45%	(3)	N/A	0.40%		0.40%	N/A
PIMCO High Yield Spectrum Fund	0.30%		0.30%	0.40%	0.50%	(3)	N/A	0.40%		0.40%	N/A
PIMCO Long-Term Credit Bond Fund	0.30%		0.25%	0.35%	N/A		N/A	0.40%	*	N/A	N/A
PIMCO Low Duration Credit Fund	0.40%		0.30%	0.40%	N/A		N/A	0.35%		0.35%	N/A
PIMCO Low Duration Income Fund	0.30%		0.20%	0.30%	0.40%	(3)	N/A	0.35%		0.35%	0.35%
PIMCO Preferred and Capital Securities Fund(1)	0.44%		0.35%	0.45%	0.55%	(3)	N/A	0.45%		0.45%	N/A

(1)

PIMCO has contractually agreed to waive the Fund’s Investment Advisory Fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Capital Securities Fund (Cayman) Ltd. (the “Subsidiary”) to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place.

(2)	Effective January 2, 2024, the Fund’s Investment Advisory Fee was reduced by 0.30% to 0.30% per annum.
(3)	PIMCO has contractually agreed, through July 31, 2024, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.
*	This particular share class has been registered with the SEC, but was not operational during the period ended March 31, 2024.

(c) Distribution and Servicing Fees PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class C-2 shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class C-2 shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.50% for Class C-2 shares, and in connection with personal services rendered to Class A, Class C and Class C-2 shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class C-2 shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

All Funds	—	0.25%
Class C

PIMCO Low Duration Income Fund	0.30%	0.25%

All Other Funds	0.75%	0.25%
Class C-2

PIMCO Low Duration Income Fund	0.50%	0.25%

	Distribution and/or Servicing Fee
Administrative Class

All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class C and Class C-2 shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2024, the Distributor retained $2,415,092 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker dealers, from the Trust.

(d) Fund Expenses PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental

ANNUAL REPORT	|	MARCH 31, 2024	177

Notes to Financial Statements	(Cont.)

fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational and offering expenses of the Trust and the Funds, and any other expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation Pursuant to the Expense Limitation Agreement, PIMCO has contractually agreed, through July 31, 2024, to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049% (the “Expense Limit”) (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO (from the Fee Waiver Agreement and Expense Limitation Agreement combined) as of March 31, 2024, were as follows (amounts in thousands†):

	Expiring Within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO ESG Income Fund	$0	$1	$2	$3

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2024, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the PIMCO Credit Opportunities Bond Fund, PIMCO Diversified Income Fund, PIMCO ESG Income Fund, PIMCO High Yield Spectrum Fund, PIMCO Low Duration Income Fund and PIMCO Preferred and Capital Securities Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Expense Limitation Agreement and I-3 Fee Waiver Agreement, waiver amounts are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2024, the Funds below waived and/or reimbursed the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO Diversified Income Fund	$11

PIMCO ESG Income Fund	4

Fund Name	Waived Fees

PIMCO High Yield Spectrum Fund	$3

PIMCO Low Duration Income Fund	44

PIMCO Preferred and Capital Securities Fund	12

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(f) Acquired Fund Fees and Expenses PIMCO Capital Securities Fund (Cayman) Ltd. (the “Subsidiary”), has entered into a separate contract with PIMCO for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Fund’s Investment Advisory Fee and the Supervisory and Administrative Fee in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by

178	PIMCO CREDIT BOND FUNDS

March 31, 2024

PIMCO. During the period ended March 31, 2024, the amount was $906,032. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Subsidiary.

PIMCO has contractually agreed, through July 31, 2024, for the PIMCO Credit Opportunities Bond Fund and the PIMCO Diversified Income Fund to waive their Management Fee in an amount equal to the expenses attributable to Investment Advisory, Supervisory and Administrative, and Management Fees of Underlying Funds indirectly incurred by the Fund’s investments in series of PIMCO ETF Trust and PIMCO Equity Series. The waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. During the period ended March 31, 2024, the amount waived and/or reimbursed was $11,276.

PIMCO has contractually agreed, through July 31, 2025, for the PIMCO ESG Income Fund to waive its Management Fee in an amount equal to the expenses attributable to Investment Advisory, Supervisory and Administrative, and Management Fees of Underlying Funds indirectly incurred by the Fund’s investments in series of PIMCO ETF Trust and PIMCO Equity Series. The waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2024, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Credit Opportunities Bond Fund	$891,300	$831,832	$280,838	$130,498

PIMCO Diversified Income Fund	7,992,580	7,706,692	775,153	562,253

PIMCO ESG Income Fund	722,812	680,458	17,629	33,971

PIMCO High Yield Spectrum Fund	50,680	47,385	156,647	94,813

PIMCO Long-Term Credit Bond Fund	5,390,139	4,890,313	702,984	340,902

PIMCO Low Duration Credit Fund	6,686	4,155	128,395	114,856

PIMCO Low Duration Income Fund	73,693,435	71,440,560	2,024,765	1,106,359

PIMCO Preferred and Capital Securities Fund	0	0	461,345	735,005

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	|	MARCH 31, 2024	179

Notes to Financial Statements	(Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Credit Opportunities Bond Fund				PIMCO Diversified Income Fund

	Year Ended 03/31/2024		Year Ended 03/31/2023		Year Ended 03/31/2024		Year Ended 03/31/2023

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	8,973	$83,997	10,306	$95,290	53,066	$489,994	58,877	$546,965

I-2	8,449	78,700	9,543	87,147	4,237	39,305	5,150	47,864

I-3	N/A	N/A	N/A	N/A	1,043	9,641	1,181	11,003

Administrative Class	N/A	N/A	N/A	N/A	1,173	10,743	922	8,902

Class A	971	9,118	626	5,801	3,440	31,616	2,931	27,245

Class C	70	639	79	716	610	5,666	493	4,576

Class C-2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	809	7,585	671	6,142	14,960	138,456	17,598	162,554

I-2	592	5,522	459	4,185	522	4,834	760	7,043

I-3	N/A	N/A	N/A	N/A	116	1,076	160	1,480

Administrative Class	N/A	N/A	N/A	N/A	67	622	85	791

Class A	105	989	77	703	865	8,006	1,065	9,837

Class C	9	80	8	73	105	968	140	1,290

Class C-2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(6,671)	(62,422)	(17,365)	(159,977)	(94,830)	(871,204)	(133,391)	(1,246,282)

I-2	(6,333)	(58,949)	(11,646)	(107,127)	(5,445)	(50,350)	(20,138)	(187,939)

I-3	N/A	N/A	N/A	N/A	(1,773)	(16,331)	(1,707)	(15,946)

Administrative Class	N/A	N/A	N/A	N/A	(565)	(5,271)	(2,078)	(18,961)

Class A	(810)	(7,606)	(1,007)	(9,313)	(8,166)	(75,644)	(10,575)	(98,381)

Class C	(109)	(997)	(232)	(2,086)	(1,222)	(11,267)	(2,174)	(20,267)

Class C-2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	6,055	$56,656	(8,481)	$(78,446)	(31,797)	$(289,140)	(80,701)	$(758,226)

180	PIMCO CREDIT BOND FUNDS

March 31, 2024

PIMCO ESG Income Fund				PIMCO High Yield Spectrum Fund				PIMCO Long-Term Credit Bond Fund

Year Ended 03/31/2024		Year Ended 03/31/2023		Year Ended 03/31/2024		Year Ended 03/31/2023		Year Ended 03/31/2024		Year Ended 03/31/2023

Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

10,872	$99,512	26,178	$246,061	13,481	$117,267	10,825	$94,668	143,516	$1,263,820	130,794	$1,209,465

1,077	9,806	1,512	14,337	3,475	30,502	3,931	34,326	19,824	172,631	9,464	88,979

298	2,725	754	7,225	131	1,137	1,344	11,553	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

167	1,524	404	3,944	1,299	11,337	1,458	12,879	N/A	N/A	N/A	N/A

13	119	35	322	203	1,765	106	922	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

981	8,991	1,116	10,397	665	5,823	793	6,808	15,410	134,913	19,461	177,407

85	781	130	1,210	885	7,735	1,055	9,047	795	6,942	601	5,488

20	179	81	759	37	316	12	105	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

10	91	16	145	266	2,325	348	2,977	N/A	N/A	N/A	N/A

0	4	1	7	24	213	33	282	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(11,302)	(102,442)	(20,645)	(194,030)	(8,351)	(71,982)	(14,660)	(128,196)	(130,563)	(1,145,388)	(153,201)	(1,382,969)

(799)	(7,336)	(1,565)	(14,670)	(2,995)	(25,995)	(6,723)	(56,938)	(9,786)	(85,857)	(8,748)	(80,451)

(248)	(2,290)	(2,674)	(25,017)	(1,455)	(12,471)	(221)	(1,914)	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(186)	(1,671)	(350)	(3,340)	(1,288)	(11,201)	(2,205)	(19,170)	N/A	N/A	N/A	N/A

(3)	(28)	(36)	(332)	(197)	(1,719)	(201)	(1,736)	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

985	$9,965	4,957	$47,018	6,180	$55,052	(4,105)	$(34,387)	39,196	$347,061	(1,629)	$17,919

ANNUAL REPORT	|	MARCH 31, 2024	181

Notes to Financial Statements	(Cont.)

	PIMCO Low Duration Credit Fund				PIMCO Low Duration Income Fund

	Year Ended 03/31/2024		Year Ended 03/31/2023		Year Ended 03/31/2024		Year Ended 03/31/2023

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	5,359	$46,610	13,154	$115,421	280,432	$2,198,013	347,361	$2,777,528

I-2	146	1,291	596	5,320	260,029	2,038,095	348,737	2,776,965

I-3	N/A	N/A	N/A	N/A	7,957	62,279	6,372	50,944

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	740	6,525	994	8,762	100,697	790,644	77,744	618,689

Class C	66	581	207	1,819	6,776	53,165	7,297	58,079

Class C-2	N/A	N/A	N/A	N/A	637	4,978	184	1,453
Issued as reinvestment of distributions

Institutional Class	700	6,161	1,236	10,784	16,816	132,027	25,433	199,785

I-2	58	509	64	560	23,064	181,010	33,109	259,994

I-3	N/A	N/A	N/A	N/A	548	4,304	896	7,041

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	329	2,893	350	3,047	8,191	64,292	12,046	94,589

Class C	37	324	34	297	868	6,809	1,295	10,156

Class C-2	N/A	N/A	N/A	N/A	44	346	59	466
Cost of shares redeemed

Institutional Class	(6,338)	(55,325)	(41,635)	(363,050)	(231,415)	(1,812,827)	(451,207)	(3,608,276)

I-2	(441)	(3,866)	(1,127)	(9,872)	(318,622)	(2,494,438)	(406,004)	(3,227,850)

I-3	N/A	N/A	N/A	N/A	(8,754)	(68,529)	(10,754)	(85,602)

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	(2,456)	(21,455)	(2,459)	(21,479)	(101,101)	(792,846)	(136,189)	(1,082,491)

Class C	(282)	(2,471)	(273)	(2,397)	(8,431)	(66,101)	(11,955)	(95,027)

Class C-2	N/A	N/A	N/A	N/A	(549)	(4,299)	(346)	(2,740)

Net increase (decrease) resulting from Fund share transactions	(2,082)	$(18,223)	(28,859)	$(250,788)	37,187	$296,922	(155,922)	$(1,246,297)

182	PIMCO CREDIT BOND FUNDS

March 31, 2024

PIMCO Preferred and Capital Securities Fund

Year Ended 03/31/2024		Year Ended 03/31/2023

Shares	Amount	Shares	Amount

46,510	$396,370	81,174	$746,280

4,484	38,257	9,295	85,942

3,056	26,568	3,544	33,026

N/A	N/A	N/A	N/A

4,648	39,758	3,531	33,046

256	2,147	306	2,857

N/A	N/A	N/A	N/A

3,419	29,494	7,397	67,214

883	7,585	2,197	19,941

150	1,292	306	2,763

N/A	N/A	N/A	N/A

800	6,857	1,843	16,665

73	620	151	1,354

N/A	N/A	N/A	N/A

(71,111)	(608,380)	(151,451)	(1,410,261)

(10,598)	(90,347)	(29,545)	(271,818)

(3,409)	(28,694)	(3,676)	(33,588)

N/A	N/A	N/A	N/A

(9,312)	(79,854)	(17,329)	(157,243)

(670)	(5,679)	(784)	(7,137)

N/A	N/A	N/A	N/A

(30,821)	$(264,006)	(93,041)	$(870,959)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The following table discloses the number of persons who owned of record or beneficially 10% or more of the outstanding shares of a Portfolio along with their respective percent ownership, if any, as of March 31, 2024.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO Diversified Income Fund	2	0	38%	0%

PIMCO ESG Income Fund	2	0	70%	0%

PIMCO High Yield Spectrum Fund	1	0	41%	0%

PIMCO Long-Term Credit Bond Fund	1	0	30%	0%

PIMCO Low Duration Credit Fund	2	0	50%	0%

PIMCO Low Duration Income Fund	1	0	23%	0%

PIMCO Credit Opportunities Bond Fund	3	0	60%	0%

PIMCO Preferred and Capital Securities Fund	2	0	42%	0%

14. BASIS FOR CONSOLIDATION

The Subsidiary, a Cayman Islands exempted company, was incorporated on February 4, 2015, as a wholly owned subsidiary acting as an investment vehicle for the PIMCO Preferred and Capital Securities Fund (the “PCS Fund”) in order to effect certain investments for the PCS Fund consistent with the PCS Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The PCS Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the PCS Fund and the Subsidiary. The consolidated financial statements include the accounts of the PCS Fund and the Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the PCS Fund and the Subsidiary, comprising the entire issued share capital of the Subsidiary, with the intent that the PCS Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares

ANNUAL REPORT	|	MARCH 31, 2024	183

Notes to Financial Statements	(Cont.)

issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The net assets of the Subsidiary as of period end represented 15.5% of the PCS Fund’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

As of March 31, 2024, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences (3)	Accumulated Capital Losses(4)	Qualified Late- Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO Credit Opportunities Bond Fund	$3,450	$0	$(5,853)	$(1)	$(65,392)	$0	$0	$(67,796)

PIMCO Diversified Income Fund	0	0	(369,236)	(673)	(330,564)	0	0	(700,473)

PIMCO ESG Income Fund	0	0	(14,021)	(8)	(6,619)	0	(183)	(20,831)

PIMCO High Yield Spectrum Fund	3,014	0	(21,073)	(213)	(67,289)	0	0	(85,561)

PIMCO Long-Term Credit Bond Fund	0	0	(504,022)	(464)	(370,775)	0	(4,886)	(880,147)

PIMCO Low Duration Credit Fund	412	0	2,324	(3)	(91,374)	0	0	(88,641)

PIMCO Low Duration Income Fund	0	0	(117,454)	(4,121)	(926,323)	0	(30,779)	(1,078,677)

PIMCO Preferred and Capital Securities Fund	0	0	(54,501)	0	(280,972)	0	(410)	(335,883)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on hyperinflationary investments, swap contracts, straddle loss deferrals, passive foreign investment companies (PFICs), interest accrued on defaulted securities, return of capital distributions from underlying funds, and short positions.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational expenditures and distributions payable at fiscal year end.

(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2023 through March 31, 2024 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2023 through March 31, 2024 and Ordinary losses realized during the period January 1, 2024 through March 31, 2024 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2024, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Credit Opportunities Bond Fund	$34,146	$31,246

PIMCO Diversified Income Fund\	106,654	223,910

PIMCO ESG Income Fund	2,369	4,250

PIMCO High Yield Spectrum Fund*	6,805	60,484

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2024, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

184	PIMCO CREDIT BOND FUNDS

March 31, 2024

	Short-Term	Long-Term

PIMCO Long-Term Credit Bond Fund	$180,494	$190,281

PIMCO Low Duration Credit Fund*	10,420	80,954

PIMCO Low Duration Income Fund	579,262	347,061

PIMCO Preferred and Capital Securities Fund	94,811	186,161

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*

Portion of amount represents realized loss and recognized built-in loss under IRC sections 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of March 31, 2024, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Credit Opportunities Bond Fund	$435,005	$12,084	$(17,984)	$(5,900)

PIMCO Diversified Income Fund	4,219,413	60,083	(429,263)	(369,180)

PIMCO ESG Income Fund	306,674	8,611	(22,640)	(14,029)

PIMCO High Yield Spectrum Fund	374,645	8,459	(29,552)	(21,093)

PIMCO Long-Term Credit Bond Fund	4,802,066	61,452	(564,391)	(502,939)

PIMCO Low Duration Credit Fund	151,460	3,151	(812)	2,339

PIMCO Low Duration Income Fund	14,465,001	822,827	(940,861)	(118,034)

PIMCO Preferred and Capital Securities Fund	962,309	34,249	(88,675)	(54,426)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on hyperinflationary investments, swap contracts, straddle loss deferrals, passive foreign investment companies (PFICs), interest accrued on defaulted securities, return of capital distributions from underlying funds, and short positions.

For the fiscal years ended March 31, 2024 and March 31, 2023, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2024			March 31, 2023
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Credit Opportunities Bond Fund	$15,901	$0	$0	$12,500	$0	$0

PIMCO Diversified Income Fund	152,187	0	10,008	191,265	0	0

PIMCO ESG Income Fund	10,125	0	0	12,270	327	0

PIMCO High Yield Spectrum Fund	18,240	0	0	20,687	0	0

PIMCO Long-Term Credit Bond Fund	137,747	0	7,154	162,492	21,742	0

PIMCO Low Duration Credit Fund	9,961	0	0	15,016	0	0

PIMCO Low Duration Income Fund	413,808	0	18,365	635,523	0	0

PIMCO Preferred and Capital Securities Fund	38,065	0	12,836	113,358	6,572	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	|	MARCH 31, 2024	185

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Credit Opportunities Bond Fund, PIMCO Diversified Income Fund, PIMCO ESG Income Fund, PIMCO High Yield Spectrum Fund, PIMCO Long-Term Credit Bond Fund, PIMCO Low Duration Credit Fund, PIMCO Low Duration Income Fund and PIMCO Preferred and Capital Securities Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (eight of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2024, the related statements of operations, of changes in net assets and, for the fund indicated in the table below, of cash flows, for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of March 31, 2024, the results of each of their operations, the changes in each of their net assets and, for the fund indicated in the table below, its cash flows, for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

PIMCO Credit Opportunities Bond Fund (1)

PIMCO Diversified Income Fund (1)

PIMCO ESG Income Fund (1)

PIMCO High Yield Spectrum Fund (1)

PIMCO Long-Term Credit Bond Fund (2)

PIMCO Low Duration Credit Fund (1)

PIMCO Low Duration Income Fund (1)

PIMCO Preferred and Capital Securities Fund (1)*

(1)	Statement of operations for the year ended March 31, 2024 and statement of changes in net assets for the years ended March 31, 2024 and 2023
(2)	Statement of operations and statement of cash flows for the year ended March 31, 2024, and statement of changes in net assets for the years ended March 31, 2024 and 2023
*	The financial statements for PIMCO Preferred and Capital Securities Fund are presented on a consolidated basis

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2024

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

186	PIMCO CREDIT BOND FUNDS

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	FBF	Credit Suisse International	NGF	Nomura Global Financial Products, Inc.

BNY	Bank of New York Mellon	FICC	Fixed Income Clearing Corporation	NOM	Nomura Securities International, Inc.

BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	NXN	Natixis New York

BOM	Bank of Montreal	GST	Goldman Sachs International	RBC	Royal Bank of Canada

BOS	BofA Securities, Inc.	HUS	HSBC Bank USA N.A.	RDR	RBC Capital Markets LLC

BPG	BNP Paribas Securities Corp.	JML	JP Morgan Securities Plc	RYL	NatWest Markets Plc

BPS	BNP Paribas S.A.	JPM	JP Morgan Chase Bank N.A.	SBI	Citigroup Global Markets Ltd.

BRC	Barclays Bank PLC	JPS	J.P. Morgan Securities LLC	SCX	Standard Chartered Bank, London

BSH	Banco Santander S.A. - New York Branch	MBC	HSBC Bank Plc	SSB	State Street Bank and Trust Co.

CBK	Citibank N.A.	MEI	Merrill Lynch International	STR	State Street FICC Repo

CKL	Citibank N.A. London	MSC	Morgan Stanley & Co. LLC.	TOR	The Toronto-Dominion Bank

DEU	Deutsche Bank Securities, Inc.	MYC	Morgan Stanley Capital Services LLC	UAG	UBS AG Stamford

DUB	Deutsche Bank AG	MYI	Morgan Stanley & Co. International PLC	UBS	UBS Securities LLC

FAR	Wells Fargo Bank National Association

Currency Abbreviations:

ARS	Argentine Peso	GBP	British Pound	NOK	Norwegian Krone

AUD	Australian Dollar	HKD	Hong Kong Dollar	PEN	Peruvian New Sol

BRL	Brazilian Real	HUF	Hungarian Forint	THB	Thai Baht

CAD	Canadian Dollar	IDR	Indonesian Rupiah	TRY	Turkish New Lira

CLP	Chilean Peso	INR	Indian Rupee	TWD	Taiwanese Dollar

CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	USD (or $)	United States Dollar

CNY	Chinese Renminbi (Mainland)	KRW	South Korean Won	ZAR	South African Rand

EUR	Euro	MXN	Mexican Peso

Exchange Abbreviations:

CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:

CAONREPO	Canadian Overnight Repo Rate Average	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	SONIO	Sterling Overnight Interbank Average Rate

CDX.EM	Credit Derivatives Index - Emerging Markets	H15T5Y	5 Year US Treasury Yield Curve Constant Maturity Rate	TSFR1M	Term SOFR 1-Month

CDX.HY	Credit Derivatives Index - High Yield	LIBOR01M	1 Month USD-LIBOR	TSFR3M	Term SOFR 3-Month

CDX.IG	Credit Derivatives Index - Investment Grade	LIBOR03M	3 Month USD-LIBOR	TSFR03M	Term SOFR 3-Month

CMBX	Commercial Mortgage-Backed Index	MUTKCALM	Tokyo Overnight Average Rate	TSFR06M	Term SOFR 6-Month

EUR003M	3 Month EUR Swap Rate	SOFR	Secured Overnight Financing Rate	UKRPI	United Kingdom Retail Prices Index

EUR006M	6 Month EUR Swap Rate	SOFRINDX	Secured Overnight Financing Rate Index	US0003M	ICE 3-Month USD LIBOR

Municipal Bond or Agency Abbreviations:

ACA	American Capital Access Holding Ltd.

Other Abbreviations:

ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind

ALT	Alternate Loan Trust	DAC	Designated Activity Company	REIT	Real Estate Investment Trust

BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit

BBR	Bank Bill Rate	JIBAR	Johannesburg Interbank Agreed Rate	TBA	To-Be-Announced

BBSW	Bank Bill Swap Reference Rate	JSC	Joint Stock Company	TBD	To-Be-Determined

BRL-CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding

CBO	Collateralized Bond Obligation	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

CDO	Collateralized Debt Obligation	OIS	Overnight Index Swap

ANNUAL REPORT	|	MARCH 31, 2024	187

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2024 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2024 was designated as ‘‘qualified dividend income’’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2024.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only). Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2024 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2024 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends. The Funds intend to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) amount of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†

PIMCO Credit Opportunities Bond Fund	0%	0%	$15,901	$0	$11,401

PIMCO Diversified Income Fund	0%	2.67%	91,904	0	112,943

PIMCO ESG Income Fund	0%	2.00%	10,125	0	8,993

PIMCO High Yield Spectrum Fund	0%	1.83%	13,373	0	12,979

PIMCO Long-Term Credit Bond Fund	0%	5.23%	114,860	0	76,090

PIMCO Low Duration Credit Fund	0%	0%	9,961	0	7,915

PIMCO Low Duration Income Fund	0%	0%	390,802	0	353,061

PIMCO Preferred and Capital Securities Fund	41.05%	82.60%	32,481	0	35,109

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2025, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2024.

Section 199A Dividends. Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends

PIMCO Credit Opportunities Bond Fund	0%

PIMCO Diversified Income Fund	0%

PIMCO ESG Income Fund	0%

PIMCO High Yield Spectrum Fund	0%

PIMCO Long-Term Credit Bond Fund	0%

PIMCO Low Duration Credit Fund	0%

PIMCO Low Duration Income Fund	0%

PIMCO Preferred and Capital Securities Fund	0%

188	PIMCO CREDIT BOND FUNDS

Management of the Trust	(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	161	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, State Auto Financial Corporation (2016-2022).

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	161	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2024.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	|	MARCH 31, 2024	189

Management of the Trust	(Cont.)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Joshua D. Ratner (1976)** President	01/2024 to present	Executive Vice President and Head of Americas Fund and Client Operations; Deputy General Counsel, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO Flexible Real Estate Income Fund, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill (1980)** Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Carol K. Chan (1982) Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Alyssa M. Creighton (1974) Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Jason R. Duran (1977) Vice President	02/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Kenneth W. Lee (1972) Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Greg J. Mason (1980)*** Vice President	05/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Colleen P. McLaughlin (1983)*** Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Shiv Narain (1981) Vice President	01/2024 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Keith A. Werber (1973) Vice President	05/2022 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Paul T. Wildermuth (1979) Vice President	01/2024 to present	Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

190	PIMCO CREDIT BOND FUNDS

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Brandon T. Evans (1982) Deputy Treasurer	01/2024 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO Flexible Real Estate Income Fund and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Matthew L. Goodman (1977)** Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Laine E. Pacetti (1989) Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Jason R. Stern (1979)** Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Chi H. Vu (1983) Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2024.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Access Income Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Dynamic Income Strategy Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	|	MARCH 31, 2024	191

Privacy Policy[1]	(Unaudited)

The Funds2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

192	PIMCO CREDIT BOND FUNDS

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 13-14, 2024, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2024. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2024.

ANNUAL REPORT	|	MARCH 31, 2024	193

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

1100 Main Street, Suite 400

Kansas City, MO 64105

Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

SS&C Global Investor & Distribution Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF3003AR_033124

PIMCO FUNDS

Annual Report

March 31, 2024

Fundamental Index Funds

PIMCO RAE Fundamental Advantage PLUS Fund

PIMCO RAE PLUS Fund

PIMCO RAE PLUS EMG Fund

PIMCO RAE PLUS International Fund

PIMCO RAE PLUS Small Fund

PIMCO RAE Worldwide Long/Short PLUS Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Market Insights

Dear Shareholder,

This annual report covers the 12-month reporting period ended March 31, 2024 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and a discussion of certain factors that affected performance during the reporting period.

The global economy continued to expand despite persistent inflation, tighter credit conditions, and geopolitical concerns affecting many countries. This resilience appeared particularly evident in the United States (“U.S.”). In contrast, several other developed market economies experienced relatively flat or negative growth over the reporting period.

Several central banks paused interest-rate hikes

Inflation eased over the reporting period but remained above central bank targets for many economies. Several central banks did not increase interest rates in the second half of 2023 and the beginning of 2024, following a series of rate increases in 2022 and the first half of 2023. The U.S. Federal Reserve (the “Fed”) raised the federal funds rate a total of 5.25% from March 2022 to July 2023, and then held rates steady from September 2023 to March 2024. At its March meeting, the Fed communicated that the policy rate may be at its peak for the most recent tightening cycle, and that it may be appropriate to begin cutting rates later in 2024. The European Central Bank (“ECB”) raised its deposit facility rate for the euro area a total of 4.50% from July 2022 to September 2023, and then held rates steady at its next four meetings. Meanwhile, the Bank of England (“BoE”) raised its Bank Rate a total of 5.15% from December 2019 to July 2023 and held rates steady at its next five meetings. Neither the ECB nor BoE ruled out the possibility of rate cuts in 2024. In contrast, the Bank of Japan raised its short-term policy rate from -0.1% to between zero and 0.1% in March 2024, which was the first increase since 2007.

Financial markets posted positive returns

The yield on the benchmark 10-year U.S. Treasury increased during the reporting period. In many other developed markets, yields on 10-year government bonds also moved higher. Overall, the global bond market rallied toward the end of 2023, bolstered by central bank officials’ policy pronouncements signaling a possible end to monetary tightening. However, the market then weakened during the first quarter of 2024. During the reporting period, lower-rated global bonds generally outperformed their higher-rated counterparts. Global equities rallied, while commodities were mixed. The U.S. dollar strengthened against the Japanese yen and, to a lesser extent, the euro, but fell relative to the British pound.

We continue to work diligently to navigate dynamic global markets and manage the assets that you have entrusted with us. We encourage you to speak with your financial advisor about your goals and visit global.pimco.com for our latest insights.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Total Returns of Certain Asset Classes for the Period Ended March 31, 2024

Asset Class (as measured by, currency)	12-Month

U.S. large cap equities (S&P 500 Index, USD)	29.88%

Global equities (MSCI World Index, USD)	25.11%

European equities (MSCI Europe Index, EUR)	14.79%

Emerging market equities (MSCI Emerging Markets Index, EUR)	8.15%

Japanese equities (Nikkei 225 Index, JPY)	46.50%

Emerging market local bonds (JPMorgan Government Bond Index-Emerging Markets Global Diversified Index, USD Unhedged)	4.91%

Emerging market external debt (JPMorgan Emerging Markets Bond Index (EMBI) Global, USD Hedged)	9.53%

Below investment grade bonds (ICE BofA Developed Markets High Yield Constrained Index, USD Hedged)	11.60%

Global investment grade credit bonds (Bloomberg Global Aggregate Credit Index, USD Hedged)	5.59%

Fixed-rate, local currency government debt of investment grade countries (Bloomberg Global Treasury Index, USD Hedged)	3.48%

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions or are appropriate for all investors and each investor should evaluate their ability to invest for the long-term, especially during periods of downturn in the market. Outlook and strategies are subject to change without notice.

2	PIMCO FUNDAMENTAL INDEX FUNDS

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund and PIMCO RAE Worldwide Long/Short PLUS Fund (each, a “Fund” and collectively, the “Funds”).

The Funds may invest in both fixed income instruments and equity and equity-related securities. We believe that such funds have an important role to play in a well-diversified investment portfolio. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, remain high. In efforts to combat inflation, the U.S. Federal Reserve (the “Fed”) raised interest rates multiple times in 2022 and 2023. In the second half of 2023 and the beginning of 2024, however, the Fed paused the rate hikes, keeping interest rates steady. It is uncertain whether rates will remain steady, increase or decrease in the future. As such, the Funds may face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets”.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

In February 2022, Russia launched an invasion of Ukraine. As a result, Russia and other countries, persons and entities that have provided

ANNUAL REPORT	|	MARCH 31, 2024	3

Important Information About the Funds	(Cont.)

material aid to Russia’s aggression against Ukraine, have been the subject of economic sanctions and import and export controls imposed by countries throughout the world, including the United States. Such measures have had and may continue to have an adverse effect on the Russian, Belarusian and other securities and economies, which may, in turn, negatively impact a Fund. The extent, duration and impact of Russia’s military action in Ukraine, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional, European and global economies and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. Further, a Fund may have investments in securities and instruments that are economically tied to the region and may have been negatively impacted by the sanctions and counter-sanctions by Russia, including declines in value and reductions in liquidity. The sanctions may cause a Fund to sell portfolio holdings at a disadvantageous time or price or to continue to hold investments that a Fund may no longer seek to hold. PIMCO will continue to actively manage these positions in the best interests of a Fund and its shareholders.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities. The United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR was traditionally an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on a Fund, or on certain instruments in which a Fund invests, which can be difficult to ascertain, and may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how and when industry participants adopt new reference rates for affected instruments. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of a Fund that holds such instrument. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Funds and issuers in which they invest. For example, if a bank at which a Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which a Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Funds invest remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Funds and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Funds and issuers in which they invest.

On each Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased

4	PIMCO FUNDAMENTAL INDEX FUNDS

without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2 and I-3 shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Class A	Class C	Class R	Diversification Status
PIMCO RAE Fundamental Advantage PLUS Fund	02/29/08	02/29/08	—	—	07/31/08	—	—	Diversified
PIMCO RAE PLUS Fund	06/30/05	06/30/05	04/30/08	04/27/18	06/30/05	06/30/05	—	Diversified
PIMCO RAE PLUS EMG Fund	11/26/08	11/26/08	01/07/11	—	05/31/13	05/31/13	—	Diversified
PIMCO RAE PLUS International Fund	09/30/11	09/30/11	05/30/14	—	02/28/14	—	—	Diversified
PIMCO RAE PLUS Small Fund	09/30/11	09/30/11	05/30/14	—	02/28/14	02/28/14	—	Diversified
PIMCO RAE Worldwide Long/Short PLUS Fund	12/04/14	12/04/14	08/23/19	—	08/23/19	08/23/19	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

ANNUAL REPORT	|	MARCH 31, 2024	5

Important Information About the Funds	(Cont.)

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

SEC rules allow a Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Funds) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and exchange-traded fund (“ETF”) shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading. As such, beginning in July 2024, the Funds must comply with certain new requirements which include, but are not limited to, making significant updates to the content of their shareholder reports and mailing paper copies of the new tailored shareholder reports to shareholders who have not opted to receive shareholder report documents electronically.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In November 2022, the SEC adopted amendments to Form N-PX under the Investment Company Act of 1940, as amended, to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments were effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion).

6	PIMCO FUNDAMENTAL INDEX FUNDS

PIMCO RAE Fundamental Advantage PLUS Fund

Institutional Class - PFATX	Class A - PTFAX

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2024†§

Asset-Backed Securities	30.3%

Short-Term Instruments‡	29.8%

U.S. Government Agencies	17.7%

Corporate Bonds & Notes	8.5%

Non-Agency Mortgage-Backed Securities	8.1%

U.S. Treasury Obligations	5.1%

Other	0.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Fund Inception (02/29/08)
PIMCO RAE Fundamental Advantage PLUS Fund Institutional Class	5.31%	0.31%	(0.30)%	2.35%
PIMCO RAE Fundamental Advantage PLUS Fund Class A	4.86%	(0.09)%	(0.70)%	1.94%
PIMCO RAE Fundamental Advantage PLUS Fund Class A (adjusted)	0.91%	(0.85)%	(1.08)%	1.70%
ICE BofA SOFR Overnight Rate Index*	5.44%	2.04%	—	—
3 Month USD LIBOR	5.63%	2.30%	1.67%	1.35%
Lipper Alternative Equity Market Neutral Funds Average	10.48%	4.45%	2.89%	3.01%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* ICE BofA SOFR Overnight Rate Index was first published on October 1, 2019

+ Performance shown for the index is ICE BofA SOFR Overnight Rate Index. Prior to July 1, 2022, performance is that of 3 Month USD LIBOR.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 1.07% for Institutional Class shares and 1.47% for Class A shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

Investment Objective and Strategy Overview

PIMCO RAE Fundamental Advantage PLUS Fund seeks maximum total return, consistent with prudent investment management, under normal circumstances, by obtaining long exposure to a portfolio of stocks (“RAE US Large Model Portfolio”) and short exposure to the S&P 500 Index (“S&P 500”), and complementing this equity market neutral exposure with absolute return bond alpha strategy. The RAE US Large Model Portfolio stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE US Large Model Portfolio and short positions in swaps and futures are used to obtain exposure to the S&P 500. The Fund’s strategy of maintaining long exposure to the RAE US Large Model Portfolio and short exposure to the S&P 500 can be characterized as “market neutral” because the long and the short exposures are intended to offset one another producing a net equity exposure that is approximately zero. At the same time, the Fund is designed to deliver the relative appreciation (or depreciation) of the RAE US Large Model Portfolio over the S&P 500. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to the RAE U.S. Large Model Portfolio detracted from returns relative to the S&P 500 Index. Highlights of the drivers of performance include the following:

»	Security selection in the utilities sector contributed to relative returns, as the Fund’s holdings outperformed the S&P 500 Index.

»	Security selection in the energy sector contributed to relative returns, as the fund’s holdings outperformed the S&P 500 Index.

»	Underweight exposure to, and security selection in, the information technology sector detracted from relative returns, as the sector outperformed the benchmark index and the fund’s holdings underperformed the S&P 500 Index.

»	Overweight exposure to the health care sector detracted from relative returns, as the sector underperformed the S&P 500 Index.

»	The Fund’s bond alpha strategy contributed to returns. Highlights of the drivers of performance include the following:

»	Holdings of non-agency mortgage-backed securities contributed to returns, as spread carry was earned and spreads tightened.

»	Long exposure to investment grade corporate credit contributed to returns, as spread carry was earned and spreads tightened.

»	Long exposure to U.S. interest rates detracted from returns, as interest rates increased.

»	Long exposure to Brazilian interest rates detracted from returns, as interest rates increased.

ANNUAL REPORT	|	MARCH 31, 2024	7

PIMCO RAE PLUS Fund

Institutional Class - PXTIX	Class A - PIXAX
I-2 - PIXPX	Class C - PIXCX
I-3 - PXTNX

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2024†§

Short-Term Instruments‡	33.2%

Asset-Backed Securities	28.9%

U.S. Government Agencies	17.2%

Corporate Bonds & Notes	8.2%

Non-Agency Mortgage-Backed Securities	6.0%

U.S. Treasury Obligations	4.1%

Common Stocks	1.9%

Other	0.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Fund Inception (06/30/05)
PIMCO RAE PLUS Fund Institutional Class	29.96%	12.80%	10.57%	11.46%
PIMCO RAE PLUS Fund I-2	29.85%	12.66%	10.47%	11.35%
PIMCO RAE PLUS Fund I-3	29.65%	12.60%	10.40%	11.29%
PIMCO RAE PLUS Fund Class A	29.42%	12.32%	10.13%	11.01%
PIMCO RAE PLUS Fund Class A (adjusted)	24.57%	11.46%	9.71%	10.79%
PIMCO RAE PLUS Fund Class C	28.43%	11.47%	9.31%	10.19%
PIMCO RAE PLUS Fund Class C (adjusted)	27.43%	11.47%	9.31%	10.19%
Russell 1000® Value Index	20.27%	10.31%	9.01%	8.05%
S&P 500 Index	29.88%	15.05%	12.96%	10.40%
Lipper Large-Cap Value Funds Average	22.51%	11.47%	9.55%	8.40%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 0.83% for Institutional Class shares, 0.93% for I-2 shares, 1.03% for I-3 shares, 1.23% for Class A shares, and 1.98% for Class C shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

Investment Objective and Strategy Overview

PIMCO RAE PLUS Fund seeks total return which exceeds that of its benchmark, the Russell 1000® Value Index, under normal circumstances by obtaining exposure to a portfolio of stocks of U.S. companies (“RAE US Large Model Portfolio”), and complementing this equity exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE US Large Model Portfolio. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to the RAE U.S. Large Model Portfolio contributed to returns relative to the Russell 1000 Value Index. Highlights of the drivers of performance include the following:

»	Overweight exposure to, and security selection in, the energy sector contributed to relative returns, as the sector and the Fund’s holdings outperformed the Russell 1000 Value Index.

»	Underweight exposure to, and security selection in, the utilities sector contributed to relative returns, as the sector underperformed the Russell 1000 Value Index and the Fund’s holdings outperformed the Russell 1000 Value Index.

»	Underweight exposure to the financials sector detracted from relative returns, as the sector outperformed the Russell 1000 Value Index.

»	Underweight exposure to, and security selection in, the industrials sector detracted from relative returns, as the sector outperformed the Russell 1000 Value Index and the Fund’s holdings underperformed the Russell 1000 Value Index.

»	The Fund’s bond alpha strategy contributed to returns. Highlights about the drivers of performance include the following:

»	Holdings of non-agency mortgage-backed securities contributed to returns, as spreads tightened and spread carry was earned.

»	Holdings of investment-grade corporate credit contributed to returns, as spreads tightened and spread carry was earned.

»	Long exposure to U.S. interest rates detracted from returns, as interest rates increased.

»	Long exposure to Brazilian interest rates detracted from returns, as interest rates increased.

8	PIMCO FUNDAMENTAL INDEX FUNDS

PIMCO RAE PLUS EMG Fund

Institutional Class - PEFIX	Class A - PEFFX
I-2 - PEFPX	Class C - PEFCX

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2024†§

Asset-Backed Securities	28.1%

Short-Term Instruments‡	27.2%

U.S. Government Agencies	19.4%

Non-Agency Mortgage-Backed Securities	11.2%

Corporate Bonds & Notes	6.9%

U.S. Treasury Obligations	4.3%

Common Stocks	2.3%

Other	0.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Fund Inception (11/26/08)
PIMCO RAE PLUS EMG Fund Institutional Class	23.93%	7.70%	5.91%	10.72%
PIMCO RAE PLUS EMG Fund I-2	23.83%	7.54%	5.80%	10.59%
PIMCO RAE PLUS EMG Fund Class A	23.56%	7.21%	5.46%	10.27%
PIMCO RAE PLUS EMG Fund Class A (adjusted)	18.91%	6.40%	5.05%	9.99%
PIMCO RAE PLUS EMG Fund Class C	22.61%	6.45%	4.70%	9.44%
PIMCO RAE PLUS EMG Fund Class C (adjusted)	21.61%	6.45%	4.70%	9.44%
MSCI Emerging Markets Value Index	11.36%	2.09%	2.15%	6.46%
MSCI Emerging Markets Index	8.15%	2.22%	2.95%	7.27%
Lipper Emerging Market Funds Average	9.83%	3.00%	2.89%	7.01%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 11/30/2008.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 1.20% for Institutional Class shares, 1.30% for I-2 shares, 1.60% for Class A shares, and 2.35% for Class C shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

Investment Objective and Strategy Overview

PIMCO RAE PLUS EMG Fund seeks total return which exceeds that of its benchmark, the MSCI Emerging Markets Value Index (Net Dividends in USD), under normal circumstances by obtaining exposure to a portfolio of stocks economically tied to emerging market countries (“RAE Emerging Markets Model Portfolio”), and complementing this equity exposure with absolute return bond alpha strategy. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE Emerging Markets Model Portfolio. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to the RAE Emerging Markets Model Portfolio contributed to returns relative to the MSCI Emerging Markets Value Index. Highlights of the drivers of performance include the following:

»	Security selection in the materials sector contributed to relative returns, as the Fund’s holdings outperformed the MSCI Emerging Markets Value Index.

»	Security selection in the industrials sector contributed to relative returns, as the Fund’s holdings outperformed the MSCI Emerging Markets Value Index.

»	Security selection in the health care sector detracted from relative returns, as the Fund’s holdings underperformed the MSCI Emerging Markets Value Index.

»	The Fund’s bond alpha strategy contributed to returns. Highlights about the drivers of performance include the following:

»	Holdings of non-agency mortgage-backed securities contributed to returns, as spreads tightened and spread carry was earned.

»	Long exposure to investment grade corporate credit contributed to returns, as spreads tightened and spread carry was earned.

»	Long exposure to U.S. interest rates detracted from returns, as interest rates increased.

»	Long exposure to Brazilian interest rates detracted from returns, as interest rates increased.

»	There were no other material detractors for this Fund.

ANNUAL REPORT	|	MARCH 31, 2024	9

PIMCO RAE PLUS International Fund

Institutional Class - PTSIX	Class A - PTSOX
I-2 - PTIPX

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2024†§

Asset-Backed Securities	28.2%

Short-Term Instruments‡	24.8%

U.S. Government Agencies	19.2%

Non-Agency Mortgage-Backed Securities	12.3%

Corporate Bonds & Notes	6.9%

U.S. Treasury Obligations	5.9%

Common Stocks	2.1%

Other	0.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Fund Inception (09/30/11)
PIMCO RAE PLUS International Fund Institutional Class	16.40%	5.87%	3.57%	7.21%
PIMCO RAE PLUS International Fund I-2	16.14%	5.70%	3.44%	7.09%
PIMCO RAE PLUS International Fund Class A	15.90%	5.45%	3.18%	6.82%
PIMCO RAE PLUS International Fund Class A (adjusted)	11.54%	4.63%	2.79%	6.49%
MSCI EAFE Value Index	17.32%	6.39%	3.49%	6.19%
MSCI EAFE Index	15.32%	7.33%	4.80%	7.23%
Lipper International Multi-Cap Value Funds Average	13.62%	6.39%	3.65%	6.35%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 0.98% for Institutional Class shares, 1.08% for I-2 shares, and 1.33% for Class A shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

Investment Objective and Strategy Overview

PIMCO RAE PLUS International Fund seeks total return which exceeds that of its benchmark, the MSCI EAFE Value Index, under normal circumstances by obtaining exposure to a portfolio of stocks economically tied to foreign (non-U.S.) countries (“RAE International Large Model Portfolio”), and complementing this equity exposure with absolute return bond alpha strategy. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE International Large Model Portfolio. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to the RAE International Model Portfolio detracted from returns relative to the MSCI EAFE Value Index. Highlights of the drivers of performance include the following:

»	Underweight exposure to, and security selection in, the health care sector contributed to relative returns, as the sector underperformed the MSCI EAFE Value Index and the Fund’s holdings outperformed the MSCI EAFE Value Index.

»	Underweight exposure to, and security selection in, the materials sector contributed to relative returns, as the sector underperformed the MSCI EAFE Value Index and the Fund’s holdings outperformed the MSCI EAFE Value Index.

»	Security selection in the consumer discretionary sector detracted from relative returns, as the Fund’s holdings underperformed the MSCI EAFE Value Index.

»	Underweight exposure to the financials sector detracted from relative returns, as the sector outperformed the MSCI EAFE Value Index.

»	The Fund’s bond alpha strategy contributed to returns. Highlights about the drivers of performance include the following:

»	Holdings of non-agency mortgage-backed securities contributed to returns, as spreads tightened and spread carry was earned.

»	Long exposure to investment grade corporate credit contributed to returns, as spreads tightened and spread carry was earned.

»	Long exposure to U.S. interest rates detracted from returns, as interest rates increased.

»	Long exposure to Brazilian interest rates detracted from returns, as interest rates increased.

10	PIMCO FUNDAMENTAL INDEX FUNDS

PIMCO RAE PLUS Small Fund

Institutional Class - PCFIX	Class A - PCFAX
I-2 - PCCPX	Class C - PCFEX

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2024†§

Short-Term Instruments‡	27.0%

Asset-Backed Securities	26.5%

U.S. Government Agencies	19.4%

Non-Agency Mortgage-Backed Securities	13.7%

Corporate Bonds & Notes	6.6%

U.S. Treasury Obligations	4.2%

Common Stocks	2.1%

Sovereign Issues	0.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Fund Inception (09/30/11)
PIMCO RAE PLUS Small Fund Institutional Class	33.09%	13.66%	10.20%	14.65%
PIMCO RAE PLUS Small Fund I-2	33.01%	13.55%	10.10%	14.54%
PIMCO RAE PLUS Small Fund Class A	32.68%	13.27%	9.81%	14.25%
PIMCO RAE PLUS Small Fund Class A (adjusted)	27.66%	12.41%	9.40%	13.90%
PIMCO RAE PLUS Small Fund Class C	31.60%	12.43%	9.01%	13.40%
PIMCO RAE PLUS Small Fund Class C (adjusted)	30.60%	12.43%	9.01%	13.40%
Russell 2000® Value Index	18.75%	8.17%	6.87%	10.89%
Russell 2000® Index	19.71%	8.11%	7.58%	11.53%
Lipper Small-Cap Value Funds Average	20.45%	10.43%	7.02%	11.10%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 0.95% for Institutional Class shares, 1.05% for I-2 shares, 1.30% for Class A shares, and 2.05% for Class C shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

Investment Objective and Strategy Overview

PIMCO RAE PLUS Small Fund seeks total return which exceeds that of its benchmark, the Russell 2000® Value Index, under normal circumstances by obtaining exposure to a portfolio of stocks of U.S. small companies (“RAE US Small Model Portfolio”), and complementing this equity exposure with absolute return bond alpha strategy. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE US Small Model Portfolio. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to the RAE US Small Model Portfolio contributed to returns relative to the Russell 2000 Value Index. Highlights of the drivers of performance include the following:

»	Overweight exposure to, and security selection in, the consumer discretionary sector contributed to relative returns, as the sector and the Fund’s holdings outperformed the Russell 2000 Value Index.

»	Underweight exposure to, and security selection in, the real estate sector contributed to relative returns, as the sector underperformed the Russell 2000 Value Index and the Fund’s holdings outperformed the Russell 2000 Value Index.

»	Overweight exposure to, and security selection in, the information technology sector detracted from relative returns, as the sector and Fund’s holdings underperformed the Russell 2000 Value Index.

»	Security selection in the health care sector detracted from relative returns, as the Fund’s holdings underperformed the Russell 2000 Value Index.

»	The Fund’s bond alpha strategy contributed to returns. Highlights of the drivers of performance include the following:

»	Holdings of non-agency mortgage-backed securities contributed to returns, as spreads tightened and spread carry was earned.

»	Holdings of commercial mortgage-backed securities contributed to returns, as spreads tightened and spread carry was earned.

»	Long exposure to U.S. interest rates detracted from returns, as interest rates increased.

»	Long exposure to Brazilian interest rates detracted from returns, as interest rates increased.

ANNUAL REPORT	|	MARCH 31, 2024	11

PIMCO RAE Worldwide Long/Short PLUS Fund

Institutional Class - PWLIX	Class A - PWLBX
I-2 - PWLMX	Class C - PWLEX

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of March 31, 2024†§

Asset-Backed Securities	27.7%

Short-Term Instruments‡	26.5%

U.S. Government Agencies	17.1%

Non-Agency Mortgage-Backed Securities	10.6%

Corporate Bonds & Notes	10.2%

U.S. Treasury Obligations	5.4%

Common Stocks	2.0%

Sovereign Issues	0.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	Fund Inception (12/04/14)
PIMCO RAE Worldwide Long/Short PLUS Fund Institutional Class	13.22%	4.12%	4.66%
PIMCO RAE Worldwide Long/Short PLUS Fund I-2	13.05%	4.01%	4.56%
PIMCO RAE Worldwide Long/Short PLUS Fund Class A	12.83%	3.70%	4.25%
PIMCO RAE Worldwide Long/Short PLUS Fund Class A (adjusted)	6.68%	2.53%	3.62%
PIMCO RAE Worldwide Long/Short PLUS Fund Class C	11.86%	2.93%	3.47%
PIMCO RAE Worldwide Long/Short PLUS Fund Class C (adjusted)	10.86%	2.93%	3.47%
ICE BofA SOFR Overnight Rate Index*	5.44%	2.04%	—
3 Month USD LIBOR	5.63%	2.30%	1.77%♦
Lipper Alternative Long/Short Equity Funds Funds Average	15.44%	6.93%	4.77%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* ICE BofA SOFR Overnight Rate Index was first published on October 1, 2019

♦ Average annual total return since 11/30/2014.

+ Performance shown for the index is ICE BofA SOFR Overnight Rate Index. Prior to July 1, 2022, performance is that of 3 Month USD LIBOR.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 1.28% for Institutional Class shares, 1.38% for I-2 shares, 1.68% for Class A shares, and 2.43% for Class C shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

Investment Objective and Strategy Overview

PIMCO RAE Worldwide Long/Short PLUS Fund seeks long-term capital appreciation, consistent with prudent investment management, under normal circumstances by obtaining long exposure to three separate stock portfolios representing developed and developing markets, short exposure to corresponding capitalization-weighted equity indexes, and complementing this equity exposure with absolute return bond alpha strategy. The Fund normally will obtain long exposure to the RAE Low Volatility US Model Portfolio, RAE Low Volatility International Model Portfolio and the RAE Low Volatility Emerging Markets Model Portfolio (each, a “RAE Model Portfolio,” and collectively, the “RAE Model Portfolios”). The stocks comprising the RAE Model Portfolios are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE Model Portfolios and short positions in swaps and futures are used to obtain exposure to capitalization-weighted indexes. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s net long exposure to the RAE Low Volatility US Model Portfolio, RAE Low Volatility International Model Portfolio and the RAE Low Volatility Emerging Markets Model Portfolio (each, an “RAE Model Portfolio” and, collectively, the “RAE Model Portfolios”) contributed to returns. Highlights of the drivers of performance include the following:

»	Net long exposure to the RAE Model Portfolios contributed to performance, as the RAE Model Portfolios all had positive returns.

»	Hedging non-U.S. currency risk in the Fund’s long/short equity strategy contributed to performance, as the U.S. dollar strengthened relative to most major currencies.

»	The Fund’s bond alpha strategy contributed to returns. Highlights of the drivers of performance include the following:

»	Holdings of non-agency mortgage-backed securities contributed to returns, as spread carry was earned and spreads tightened.

»	Long exposure to investment grade corporate credit contributed to returns, as spread carry was earned and spreads tightened.

»	Long exposure to U.S. interest rates detracted from returns, as interest rates increased.

»	Long exposure to Brazilian interest rates detracted from returns, as interest rates increased.

12	PIMCO FUNDAMENTAL INDEX FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2023 to March 31, 2024 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO RAE Fundamental Advantage PLUS Fund
Institutional Class	$1,000.00	$1,052.00	$7.14	$1,000.00	$1,017.90	$7.02	1.40%
Class A	1,000.00	1,049.30	9.17	1,000.00	1,015.91	9.02	1.80

PIMCO RAE PLUS Fund
Institutional Class	$1,000.00	$1,266.20	$6.20	$1,000.00	$1,019.39	$5.52	1.10%
I-2	1,000.00	1,265.70	6.76	1,000.00	1,018.90	6.02	1.20
I-3	1,000.00	1,264.20	7.09	1,000.00	1,018.60	6.32	1.26
Class A	1,000.00	1,264.20	8.44	1,000.00	1,017.40	7.52	1.50
Class C	1,000.00	1,259.30	12.64	1,000.00	1,013.67	11.27	2.25

PIMCO RAE PLUS EMG Fund
Institutional Class	$1,000.00	$1,142.00	$8.04	$1,000.00	$1,017.35	$7.57	1.51%
I-2	1,000.00	1,140.90	8.57	1,000.00	1,016.86	8.07	1.61
Class A	1,000.00	1,138.80	10.16	1,000.00	1,015.37	9.57	1.91
Class C	1,000.00	1,135.20	14.12	1,000.00	1,011.64	13.30	2.66

ANNUAL REPORT	|	MARCH 31, 2024	13

Expense Examples	(Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO RAE PLUS International Fund
Institutional Class	$1,000.00	$1,123.40	$5.81	$1,000.00	$1,019.39	$5.52	1.10%
I-2	1,000.00	1,123.20	6.33	1,000.00	1,018.90	6.02	1.20
Class A	1,000.00	1,120.40	7.64	1,000.00	1,017.65	7.27	1.45

PIMCO RAE PLUS Small Fund
Institutional Class	$1,000.00	$1,251.90	$6.66	$1,000.00	$1,018.95	$5.97	1.19%
I-2	1,000.00	1,251.60	7.22	1,000.00	1,018.45	6.47	1.29
Class A	1,000.00	1,250.50	8.62	1,000.00	1,017.21	7.72	1.54
Class C	1,000.00	1,244.90	12.78	1,000.00	1,013.48	11.46	2.29

PIMCO RAE Worldwide Long/Short PLUS Fund
Institutional Class	$1,000.00	$1,094.60	$7.66	$1,000.00	$1,017.55	$7.37	1.47%
I-2	1,000.00	1,092.50	8.17	1,000.00	1,017.06	7.87	1.57
Class A	1,000.00	1,092.50	9.73	1,000.00	1,015.56	9.37	1.87
Class C	1,000.00	1,086.70	13.59	1,000.00	1,011.84	13.11	2.62

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

14	PIMCO FUNDAMENTAL INDEX FUNDS

Benchmark Descriptions

Index*	Benchmark Description

3 Month USD LIBOR	The 3 Month USD LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

ICE BofA SOFR Overnight Rate Index	ICE BofA SOFR Overnight Rate Index tracks the performance of a synthetic asset paying SOFR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that days fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

MSCI EAFE Index	MSCI EAFE Index is an unmanaged index designed to represent the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada.

MSCI EAFE Value Index	The MSCI EAFE Value Index captures large and mid-cap securities exhibiting overall value style characteristics across developed markets countries around the world, excluding the US and Canada. The value investment style characteristics for index construction of the MSCI EAFE Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

MSCI Emerging Markets Value Index	The MSCI Emerging Markets Value Index captures large and mid-cap securities exhibiting overall value style characteristics across a group of emerging markets countries. The value investment style characteristics for index construction of the MSCI Emerging Markets Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

Russell 1000® Value Index	The Russell 1000® Value Index measures the performance of large and midcapitalization value sectors of the U.S. equity market, as defined by FTSE Russell. The Russell 1000® Value Index is a subset of the Russell 1000® Index, which measures the performance of the large and mid-capitalization sector of the U.S. equity market.

Russell 2000® Index	Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000 Index and is considered to be representative of the small cap market in general.

Russell 2000® Value Index	The Russell 2000® Value Index measures the performance of the small-capitalization value sector of the U.S. equity market, as defined by FTSE Russell. The Russell 2000® Value Index is a subset of the Russell 2000® Index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

* It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	MARCH 31, 2024	15

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE Fundamental Advantage PLUS Fund
Institutional Class

03/31/2024	$8.46	$0.36	$0.08	$0.44	$(0.26)	$0.00	$0.00	$(0.26)

03/31/2023	8.56	0.21	0.21	0.42	(0.52)	0.00	0.00	(0.52)

03/31/2022	9.51	0.07	(0.59)	(0.52)	(0.41)	0.00	(0.02)	(0.43)

03/31/2021	8.58	0.06	0.93	0.99	(0.06)	0.00	0.00	(0.06)

03/31/2020	9.84	0.21	(1.47)	(1.26)	0.00	0.00	0.00	0.00
Class A

03/31/2024	8.17	0.31	0.08	0.39	(0.23)	0.00	0.00	(0.23)

03/31/2023	8.28	0.17	0.21	0.38	(0.49)	0.00	0.00	(0.49)

03/31/2022	9.23	0.03	(0.57)	(0.54)	(0.39)	0.00	(0.02)	(0.41)

03/31/2021	8.35	0.04	0.88	0.92	(0.04)	0.00	0.00	(0.04)

03/31/2020	9.61	0.18	(1.44)	(1.26)	0.00	0.00	0.00	0.00

PIMCO RAE PLUS Fund
Institutional Class

03/31/2024	$16.51	$0.80	$4.05	$4.85	$(0.83)	$0.00	$0.00	$(0.83)

03/31/2023(h)	20.25	0.51	(1.72)	(1.21)	(0.62)	(1.91)	0.00	(2.53)

03/31/2022(h)	20.85	0.27	1.71	1.98	(2.58)	0.00	0.00	(2.58)

03/31/2021(h)	13.92	0.30	9.72	10.02	(3.09)	0.00	0.00	(3.09)

03/31/2020(h)	21.00	0.54	(4.32)	(3.78)	(0.54)	(2.73)	(0.03)	(3.30)
I-2

03/31/2024	16.25	0.77	3.99	4.76	(0.82)	0.00	0.00	(0.82)

03/31/2023(h)	19.98	0.49	(1.71)	(1.22)	(0.60)	(1.91)	0.00	(2.51)

03/31/2022(h)	20.61	0.27	1.65	1.92	(2.55)	0.00	0.00	(2.55)

03/31/2021(h)	13.80	0.30	9.57	9.87	(3.06)	0.00	0.00	(3.06)

03/31/2020(h)	20.85	0.51	(4.29)	(3.78)	(0.51)	(2.73)	(0.03)	(3.27)
I-3

03/31/2024	16.20	0.75	3.98	4.73	(0.78)	0.00	0.00	(0.78)

03/31/2023(h)	19.92	0.50	(1.71)	(1.21)	(0.60)	(1.91)	0.00	(2.51)

03/31/2022(h)	20.58	0.24	1.65	1.89	(2.55)	0.00	0.00	(2.55)

03/31/2021(h)	13.77	0.30	9.57	9.87	(3.06)	0.00	0.00	(3.06)

03/31/2020(h)	20.82	0.48	(4.26)	(3.78)	(0.51)	(2.73)	(0.03)	(3.27)
Class A

03/31/2024	14.86	0.66	3.62	4.28	(0.77)	0.00	0.00	(0.77)

03/31/2023(h)	18.51	0.41	(1.58)	(1.17)	(0.57)	(1.91)	0.00	(2.48)

03/31/2022(h)	19.29	0.18	1.56	1.74	(2.52)	0.00	0.00	(2.52)

03/31/2021(h)	13.05	0.24	9.03	9.27	(3.03)	0.00	0.00	(3.03)

03/31/2020(h)	19.89	0.42	(4.05)	(3.63)	(0.45)	(2.73)	(0.03)	(3.21)
Class C

03/31/2024	12.35	0.45	2.99	3.44	(0.69)	0.00	0.00	(0.69)

03/31/2023(h)	15.87	0.23	(1.34)	(1.11)	(0.50)	(1.91)	0.00	(2.41)

03/31/2022(h)	16.89	0.03	1.35	1.38	(2.40)	0.00	0.00	(2.40)

03/31/2021(h)	11.67	0.09	8.04	8.13	(2.91)	0.00	0.00	(2.91)

03/31/2020(h)	18.12	0.24	(3.60)	(3.36)	(0.33)	(2.73)	(0.03)	(3.09)

PIMCO RAE PLUS EMG Fund
Institutional Class

03/31/2024	$6.11	$0.30	$1.13	$1.43	$(0.43)	$0.00	$0.00	$(0.43)

03/31/2023	7.31	0.20	(0.81)	(0.61)	0.00	(0.59)	0.00	(0.59)

03/31/2022	10.27	0.12	0.11	0.23	(3.19)	0.00	0.00	(3.19)

03/31/2021	6.81	0.14	5.35	5.49	(2.03)	0.00	0.00	(2.03)

03/31/2020	9.94	0.21	(3.30)	(3.09)	0.00	0.00	(0.04)	(0.04)
I-2

03/31/2024	6.06	0.30	1.11	1.41	(0.42)	0.00	0.00	(0.42)

03/31/2023	7.27	0.17	(0.79)	(0.62)	0.00	(0.59)	0.00	(0.59)

03/31/2022	10.25	0.12	0.09	0.21	(3.19)	0.00	0.00	(3.19)

03/31/2021	6.80	0.13	5.35	5.48	(2.03)	0.00	0.00	(2.03)

03/31/2020	9.94	0.20	(3.30)	(3.10)	0.00	0.00	(0.04)	(0.04)

16	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$8.64	5.31%	$560,983	1.33%		1.33%		0.89%		0.89%		4.31%	443%

8.46	4.82	583,106	1.07		1.07		0.89		0.89		2.37	113

8.56	(5.44)	665,443	0.90		0.90		0.89		0.89		0.73	112

9.51	11.60	1,075,166	0.91		0.91		0.89		0.89		0.69	355

8.58	(12.80)	1,591,563	0.96		0.96		0.89		0.89		2.21	455

8.33	4.86	10,968	1.73		1.73		1.29		1.29		3.90	443

8.17	4.47	13,211	1.47		1.47		1.29		1.29		1.99	113

8.28	(5.85)	12,280	1.30		1.30		1.29		1.29		0.32	112

9.23	11.05	10,355	1.31		1.31		1.29		1.29		0.44	355

8.35	(13.11)	4,987	1.36		1.36		1.29		1.29		1.90	455

$20.53	29.96%	$371,837	0.99%		0.99%		0.79%		0.79%		4.61%	366%

16.51	(5.86)	370,230	0.83		0.83		0.79		0.79		2.83	120

20.25	9.93	453,630	0.80		0.80		0.79		0.79		1.31	120

20.85	75.31	695,032	0.80		0.80		0.79		0.79		1.71	271

13.92	(22.56)	291,485	0.87		0.87		0.79		0.79		2.58	441

20.19	29.85	236,943	1.09		1.09		0.89		0.89		4.51	366

16.25	(5.96)	193,574	0.93		0.93		0.89		0.89		2.81	120

19.98	9.83	288,189	0.90		0.90		0.89		0.89		1.25	120

20.61	74.92	293,626	0.90		0.90		0.89		0.89		1.64	271

13.80	(22.63)	202,721	0.97		0.97		0.89		0.89		2.46	441

20.15	29.72	2,851	1.08	(i)	1.13	(i)	0.94	(i)	0.99	(i)	4.52	366

16.20	(5.96)	9,051	0.98		1.03		0.94		0.99		2.85	120

19.92	9.66	8,445	0.95		1.00		0.94		0.99		1.23	120

20.58	75.06	6,529	0.95		1.00		0.94		0.99		1.61	271

13.77	(22.67)	3,142	1.02		1.07		0.94		0.99		2.33	441

18.37	29.42	482,416	1.39		1.39		1.19		1.19		4.21	366

14.86	(6.19)	443,313	1.23		1.23		1.19		1.19		2.56	120

18.51	9.44	532,609	1.20		1.20		1.19		1.19		0.95	120

19.29	74.44	508,605	1.20		1.20		1.19		1.19		1.34	271

13.05	(22.88)	367,647	1.27		1.27		1.19		1.19		2.17	441

15.10	28.43	39,644	2.14		2.14		1.94		1.94		3.47	366

12.35	(6.92)	51,114	1.98		1.98		1.94		1.94		1.69	120

15.87	8.63	94,548	1.95		1.95		1.94		1.94		0.18	120

16.89	73.29	131,664	1.95		1.95		1.94		1.94		0.61	271

11.67	(23.52)	154,295	2.02		2.02		1.94		1.94		1.43	441

$7.11	23.93%	$211,661	1.45%		1.45%		1.10%		1.10%		4.63%	486%

6.11	(7.88)	181,436	1.20		1.20		1.10		1.10		3.13	266

7.31	0.27	170,539	1.12		1.12		1.10		1.10		1.18	137

10.27	84.08	936,800	1.17	(e)	1.17	(e)	1.13	(e)	1.13	(e)	1.66	331

6.81	(31.23)	1,759,028	1.36		1.36		1.15		1.15		2.18	420

7.05	23.83	5,671	1.55		1.55		1.20		1.20		4.54	486

6.06	(8.07)	5,609	1.30		1.30		1.20		1.20		2.76	266

7.27	0.04	18,428	1.22		1.22		1.20		1.20		1.28	137

10.25	84.04	24,161	1.27	(e)	1.27	(e)	1.23	(e)	1.23	(e)	1.41	331

6.80	(31.36)	6,064	1.46		1.46		1.25		1.25		2.04	420

ANNUAL REPORT	|	MARCH 31, 2024	17

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE PLUS EMG Fund (Cont.)
Class A

03/31/2024	$5.89	$0.27	$1.08	$1.35	$(0.41)	$0.00	$0.00	$(0.41)

03/31/2023	7.10	0.17	(0.79)	(0.62)	0.00	(0.59)	0.00	(0.59)

03/31/2022	10.07	0.09	0.10	0.19	(3.16)	0.00	0.00	(3.16)

03/31/2021	6.72	0.10	5.25	5.35	(2.00)	0.00	0.00	(2.00)

03/31/2020	9.81	0.17	(3.26)	(3.09)	0.00	0.00	0.00	0.00
Class C

03/31/2024	5.41	0.20	1.00	1.20	(0.37)	0.00	0.00	(0.37)

03/31/2023	6.63	0.10	(0.73)	(0.63)	0.00	(0.59)	0.00	(0.59)

03/31/2022	9.61	0.02	0.10	0.12	(3.10)	0.00	0.00	(3.10)

03/31/2021	6.46	0.04	5.05	5.09	(1.94)	0.00	0.00	(1.94)

03/31/2020	9.50	0.10	(3.14)	(3.04)	0.00	0.00	0.00	0.00

PIMCO RAE PLUS International Fund
Institutional Class

03/31/2024	$6.65	$0.34	$0.72	$1.06	$(0.41)	$0.00	$0.00	$(0.41)

03/31/2023	10.93	0.28	(0.98)	(0.70)	(0.16)	(3.42)	0.00	(3.58)

03/31/2022(f)	34.35	0.38	(0.50)	(0.12)	(4.49)	(18.81)	0.00	(23.30)

03/31/2021(f)	25.50	0.30	14.90	15.20	(6.35)	0.00	0.00	(6.35)

03/31/2020(f)	35.45	0.90	(9.85)	(8.95)	(1.00)	0.00	0.00	(1.00)
I-2

03/31/2024	6.41	0.32	0.69	1.01	(0.41)	0.00	0.00	(0.41)

03/31/2023	10.67	0.27	(0.96)	(0.69)	(0.15)	(3.42)	0.00	(3.57)

03/31/2022(f)	34.10	0.35	(0.46)	(0.11)	(4.51)	(18.81)	0.00	(23.32)

03/31/2021(f)	25.40	0.35	14.70	15.05	(6.35)	0.00	0.00	(6.35)

03/31/2020(f)	35.40	0.90	(9.95)	(9.05)	(0.95)	0.00	0.00	(0.95)
Class A

03/31/2024	6.39	0.31	0.68	0.99	(0.39)	0.00	0.00	(0.39)

03/31/2023	10.67	0.25	(0.97)	(0.72)	(0.14)	(3.42)	0.00	(3.56)

03/31/2022(f)	34.15	0.28	(0.50)	(0.22)	(4.45)	(18.81)	0.00	(23.26)

03/31/2021(f)	25.40	0.20	14.80	15.00	(6.25)	0.00	0.00	(6.25)

03/31/2020(f)	35.35	0.85	(9.90)	(9.05)	(0.90)	0.00	0.00	(0.90)

PIMCO RAE PLUS Small Fund
Institutional Class

03/31/2024	$13.16	$0.73	$3.57	$4.30	$(0.76)	$0.00	$0.00	$(0.76)

03/31/2023	16.37	0.46	(3.11)	(2.65)	(0.56)	0.00	0.00	(0.56)

03/31/2022(g)	43.76	0.47	4.73	5.20	(10.69)	(21.90)	0.00	(32.59)

03/31/2021(g)	26.44	0.40	31.08	31.48	(11.92)	(2.24)	0.00	(14.16)

03/31/2020(g)	41.64	0.88	(15.20)	(14.32)	(0.88)	0.00	0.00	(0.88)
I-2

03/31/2024	12.91	0.70	3.51	4.21	(0.74)	0.00	0.00	(0.74)

03/31/2023	16.08	0.49	(3.11)	(2.62)	(0.55)	0.00	0.00	(0.55)

03/31/2022(g)	43.52	0.41	4.73	5.14	(10.68)	(21.90)	0.00	(32.58)

03/31/2021(g)	26.36	0.40	30.92	31.32	(11.92)	(2.24)	0.00	(14.16)

03/31/2020(g)	41.52	0.84	(15.12)	(14.28)	(0.88)	0.00	0.00	(0.88)
Class A

03/31/2024	12.46	0.65	3.37	4.02	(0.71)	0.00	0.00	(0.71)

03/31/2023	15.55	0.41	(2.98)	(2.57)	(0.52)	0.00	0.00	(0.52)

03/31/2022(g)	43.08	0.33	4.66	4.99	(10.62)	(21.90)	0.00	(32.52)

03/31/2021(g)	26.20	0.28	30.64	30.92	(11.80)	(2.24)	0.00	(14.04)

03/31/2020(g)	41.24	0.76	(15.04)	(14.28)	(0.76)	0.00	0.00	(0.76)
Class C

03/31/2024	11.03	0.48	2.96	3.44	(0.63)	0.00	0.00	(0.63)

03/31/2023	13.87	0.31	(2.67)	(2.36)	(0.48)	0.00	0.00	(0.48)

03/31/2022(g)	41.68	0.11	4.41	4.52	(10.43)	(21.90)	0.00	(32.33)

03/31/2021(g)	25.60	0.00	29.92	29.92	(11.60)	(2.24)	0.00	(13.84)

03/31/2020(g)	40.44	0.44	(14.72)	(14.28)	(0.56)	0.00	0.00	(0.56)

18	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$6.83	23.35%	$9,567	1.85%	1.85%	1.50%	1.50%	4.22%	486%

5.89	(8.28)	8,962	1.60	1.60	1.50	1.50	2.74	266

7.10	(0.16)	10,770	1.52	1.52	1.50	1.50	0.96	137

10.07	83.06	12,242	1.57 (e)	1.57 (e)	1.53 (e)	1.53 (e)	1.10	331

6.72	(31.50)	7,351	1.76	1.76	1.55	1.55	1.78	420

6.24	22.61	573	2.60	2.60	2.25	2.25	3.48	486

5.41	(9.04)	573	2.35	2.35	2.25	2.25	1.75	266

6.63	(0.96)	1,110	2.27	2.27	2.25	2.25	0.28	137

9.61	82.02	1,540	2.32 (e)	2.32 (e)	2.28 (e)	2.28 (e)	0.46	331

6.46	(32.00)	1,326	2.51	2.51	2.30	2.30	1.06	420

$7.30	16.40%	$153,666	1.22%	1.22%	0.82%	0.82%	4.99%	444%

6.65	(4.09)	159,335	0.98	0.98	0.82	0.82	3.43	70

10.93	(0.61)	130,866	0.84	0.84	0.83	0.83	1.25	39

34.35	62.21	1,163,251	0.83	0.83	0.82	0.82	0.92	457

25.50	(26.10)	702,304	0.87	0.87	0.82	0.82	2.61	462

7.01	16.14	588	1.32	1.32	0.92	0.92	4.91	444

6.41	(4.04)	567	1.08	1.08	0.92	0.92	3.37	70

10.67	(0.62)	502	0.94	0.94	0.93	0.93	1.52	39

34.10	61.72	493	0.93	0.93	0.92	0.92	1.13	457

25.40	(26.35)	283	0.97	0.97	0.92	0.92	2.58	462

6.99	15.90	4,028	1.57	1.57	1.17	1.17	4.64	444

6.39	(4.48)	4,174	1.33	1.33	1.17	1.17	3.05	70

10.67	(0.98)	4,664	1.19	1.19	1.18	1.18	1.32	39

34.15	61.55	5,474	1.18	1.18	1.17	1.17	0.60	457

25.40	(26.39)	4,740	1.22	1.22	1.17	1.17	2.36	462

$16.70	33.09%	$114,444	1.10%	1.10%	0.84%	0.84%	5.19%	466%

13.16	(16.42)	101,494	0.95	0.95	0.84	0.84	3.24	123

16.37	13.79	154,994	0.85	0.85	0.84	0.84	1.28	96

43.76	131.16	683,013	0.86	0.86	0.84	0.84	1.14	338

26.44	(35.18)	206,844	0.93	0.93	0.84	0.84	2.19	468

16.38	33.01	17,975	1.20	1.20	0.94	0.94	5.08	466

12.91	(16.52)	21,011	1.05	1.05	0.94	0.94	3.49	123

16.08	13.72	26,641	0.95	0.95	0.94	0.94	1.46	96

43.52	130.85	18,798	0.96	0.96	0.94	0.94	1.00	338

26.36	(35.23)	3,631	1.03	1.03	0.94	0.94	2.09	468

15.77	32.68	19,306	1.45	1.45	1.19	1.19	4.84	466

12.46	(16.73)	19,953	1.30	1.30	1.19	1.19	3.07	123

15.55	13.41	28,003	1.20	1.20	1.19	1.19	1.17	96

43.08	130.09	18,414	1.21	1.21	1.19	1.19	0.75	338

26.20	(35.32)	7,440	1.28	1.28	1.19	1.19	1.85	468

13.84	31.60	3,977	2.20	2.20	1.94	1.94	4.09	466

11.03	(17.28)	3,978	2.05	2.05	1.94	1.94	2.60	123

13.87	12.50	3,599	1.95	1.95	1.94	1.94	0.41	96

41.68	128.64	2,943	1.96	1.96	1.94	1.94	(0.01)	338

25.60	(35.86)	1,635	2.03	2.03	1.94	1.94	1.13	468

ANNUAL REPORT	|	MARCH 31, 2024	19

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE Worldwide Long/Short PLUS Fund
Institutional Class

03/31/2024	$7.51	$0.31	$0.65	$0.96	$(0.43)	$0.00	$0.00	$(0.43)

03/31/2023	8.19	0.18	(0.07)	0.11	(0.79)	0.00	0.00	(0.79)

03/31/2022	8.54	0.08	0.76	0.84	(1.19)	0.00	0.00	(1.19)

03/31/2021	8.21	0.09	0.98	1.07	(0.74)	0.00	0.00	(0.74)

03/31/2020	10.23	0.21	(1.64)	(1.43)	(0.59)	0.00	0.00	(0.59)
I-2

03/31/2024	7.51	0.30	0.65	0.95	(0.42)	0.00	0.00	(0.42)

03/31/2023	8.19	0.16	(0.06)	0.10	(0.78)	0.00	0.00	(0.78)

03/31/2022	8.55	0.07	0.76	0.83	(1.19)	0.00	0.00	(1.19)

03/31/2021	8.20	0.09	0.99	1.08	(0.73)	0.00	0.00	(0.73)

08/23/2019 - 03/31/2020	9.95	0.09	(1.43)	(1.34)	(0.41)	0.00	0.00	(0.41)
Class A

03/31/2024	7.46	0.28	0.64	0.92	(0.40)	0.00	0.00	(0.40)

03/31/2023	8.15	0.15	(0.08)	0.07	(0.76)	0.00	0.00	(0.76)

03/31/2022	8.51	0.05	0.75	0.80	(1.16)	0.00	0.00	(1.16)

03/31/2021	8.18	0.06	0.98	1.04	(0.71)	0.00	0.00	(0.71)

08/23/2019 - 03/31/2020	9.95	0.08	(1.44)	(1.36)	(0.41)	0.00	0.00	(0.41)
Class C

03/31/2024	7.48	0.22	0.64	0.86	(0.37)	0.00	0.00	(0.37)

03/31/2023	8.17	0.08	(0.06)	0.02	(0.71)	0.00	0.00	(0.71)

03/31/2022	8.53	(0.02)	0.75	0.73	(1.09)	0.00	0.00	(1.09)

03/31/2021	8.18	0.00	0.98	0.98	(0.63)	0.00	0.00	(0.63)

08/23/2019 - 03/31/2020	9.95	0.03	(1.43)	(1.40)	(0.37)	0.00	0.00	(0.37)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)	Effective October 1, 2020, the Fund’s Investment advisory fee was decreased by 0.05% to an annual rate of 0.80%.
(f)	A one for five reverse share split, effective March 25, 2022, has been retroactively applied.
(g)	A one for four reverse share split, effective March 25, 2022, has been retroactively applied.
(h)	A one for three reverse share split, effective March 24, 2023, has been retroactively applied. See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(i)

Expense ratio as presented is calculated based on average net assets for the period presented. Due to significant fluctuations in total net assets during the period, the expense ratio to average net assets differs from the total operating expense ratio in effect for each class. See Note 9, Fees and Expenses in the Notes to Financial Statements for additional information on how the Fund’s expenses are calculated.

20	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$8.04	13.22%	$564,111	1.42%		1.42%		1.19%		1.19%		4.02%		369%

7.51	1.27	585,631	1.28		1.28		1.19		1.19		2.25		140

8.19	10.30	693,103	1.20		1.20		1.19		1.19		0.91		162

8.54	13.72	1,156,430	1.21		1.21		1.19		1.19		1.06		267

8.21	(14.91)	1,370,195	1.28		1.28		1.19		1.19		2.13		407

8.04	13.05	3,504	1.52		1.52		1.29		1.29		3.93		369

7.51	1.16	6,784	1.38		1.38		1.29		1.29		2.07		140

8.19	10.07	6,769	1.30		1.30		1.29		1.29		0.82		162

8.55	13.78	9,127	1.31		1.31		1.29		1.29		1.08		267

8.20	(14.21)	22,341	1.38	*	1.38	*	1.29	*	1.29	*	1.59	*	407

7.98	12.83	21,855	1.82		1.82		1.59		1.59		3.62		369

7.46	0.85	23,215	1.68		1.68		1.59		1.59		1.86		140

8.15	9.82	22,597	1.60		1.60		1.59		1.59		0.55		162

8.51	13.30	24,572	1.61		1.61		1.59		1.59		0.76		267

8.18	(14.38)	36,705	1.68	*	1.68	*	1.59	*	1.59	*	1.32	*	407

7.97	11.86	1,557	2.57		2.57		2.34		2.34		2.86		369

7.48	0.20	3,155	2.43		2.43		2.34		2.34		0.96		140

8.17	8.91	6,329	2.35		2.35		2.34		2.34		(0.26)		162

8.53	12.44	11,690	2.36		2.36		2.34		2.34		0.01		267

8.18	(14.68)	24,912	2.43	*	2.43	*	2.34	*	2.34	*	0.56	*	407

ANNUAL REPORT	|	MARCH 31, 2024	21

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO RAE Fundamental Advantage PLUS Fund	PIMCO RAE PLUS Fund	PIMCO RAE PLUS EMG Fund	PIMCO RAE PLUS International Fund

Assets:

Investments, at value
Investments in securities*	$754,065	$1,389,688	$236,613	$173,499
Investments in Affiliates	37,059	65,017	25,553	15,067
Financial Derivative Instruments
Exchange-traded or centrally cleared	695	966	209	150
Over the counter	50,980	72,159	14,334	6,295
Cash	9	0	7	296
Deposits with counterparty	13,184	15,648	3,596	3,455
Foreign currency, at value	2,140	2,749	1,192	991
Receivable for investments sold	15,800	27,628	610	847
Receivable for TBA investments sold	45,564	64,966	8,920	13,301
Receivable for Fund shares sold	0	389	96	2
Interest and/or dividends receivable	1,928	3,399	636	488
Dividends receivable from Affiliates	89	227	96	55
Other assets	0	1	0	0
Total Assets	921,513	1,642,837	291,862	214,446

Liabilities:

Borrowings & Other Financing Transactions
Payable for short sales	0	0	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	386	578	130	94
Over the counter	36,972	3,281	872	298
Payable for investments purchased	92,825	135,927	496	537
Payable for investments in Affiliates purchased	111	266	112	65
Payable for investments purchased on a delayed-delivery basis	4,146	7,726	1,698	1,132
Payable for TBA investments purchased	164,923	268,973	48,005	47,094
Deposits from counterparty	48,077	90,962	12,826	6,819
Payable for Fund shares redeemed	1,689	475	33	14
Accrued investment advisory fees	309	506	156	76
Accrued supervisory and administrative fees	122	319	60	34
Accrued distribution fees	0	25	0	0
Accrued servicing fees	2	108	2	1
Total Liabilities	349,562	509,146	64,390	56,164

Commitments and Contingent Liabilities^

Net Assets	$571,951	$1,133,691	$227,472	$158,282

Net Assets Consist of:

Paid in capital	$1,479,123	$1,016,160	$406,667	$157,391
Distributable earnings (accumulated loss)	(907,172)	117,531	(179,195)	891

Net Assets	$571,951	$1,133,691	$227,472	$158,282

Cost of investments in securities	$771,650	$1,408,487	$245,231	$177,603
Cost of investments in Affiliates	$37,025	$64,752	$25,474	$14,977
Cost of foreign currency held	$2,179	$2,819	$1,209	$996
Proceeds received on short sales	$0	$0	$0	$0
Cost or premiums of financial derivative instruments, net	$15,810	$8,394	$2,967	$2,935

* Includes repurchase agreements of:	$184,339	$309,891	$23,967	$24,194

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information.

22	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2024

PIMCO RAE PLUS Small Fund	PIMCO RAE Worldwide Long/Short PLUS Fund

$169,240	$728,880
15,520	32,000

124	668
11,890	9,638
4	422
2,839	12,258
577	3,212
4,363	21,040
7,182	60,870
31	81
387	2,165
58	128
0	1
212,215	871,363

0	2,049

86	335
532	5,841
537	71,273
67	147
1,061	4,528
38,968	177,495
14,608	18,061
535	3
76	470
35	128
3	1
5	5
56,513	280,336

$155,702	$591,027

$156,730	$738,998
(1,028)	(147,971)

$155,702	$591,027

$173,435	$748,077
$15,452	$32,234
$585	$4,056
$0	$2,042
$2,288	$10,351

$22,530	$127,861

ANNUAL REPORT	|	MARCH 31, 2024	23

Statements of Assets and Liabilities	(Cont.)

	PIMCO RAE Fundamental Advantage PLUS Fund	PIMCO RAE PLUS Fund	PIMCO RAE PLUS EMG Fund	PIMCO RAE PLUS International Fund

Net Assets:

Institutional Class	$560,983	$371,837	$211,661	$153,666
I-2	N/A	236,943	5,671	588
I-3	N/A	2,851	N/A	N/A
Class A	10,968	482,416	9,567	4,028
Class C	N/A	39,644	573	N/A

Shares Issued and Outstanding:

Institutional Class	64,947	18,110	29,769	21,050
I-2	N/A	11,738	804	84
I-3	N/A	142	N/A	N/A
Class A	1,317	26,265	1,400	576
Class C	N/A	2,625	92	N/A

Net Asset Value Per Share Outstanding(a):

Institutional Class	$8.64	$20.53	$7.11	$7.30
I-2	N/A	20.19	7.05	7.01
I-3	N/A	20.15	N/A	N/A
Class A	8.33	18.37	6.83	6.99

Class C	N/A	15.10	6.24	N/A

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

24	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2024

PIMCO RAE PLUS Small Fund	PIMCO RAE Worldwide Long/Short PLUS Fund

$114,444	$564,111
17,975	3,504
N/A	N/A
19,306	21,855
3,977	1,557

6,853	70,162
1,097	435
N/A	N/A
1,225	2,740
287	195

$16.70	$8.04
16.38	8.04
N/A	N/A
15.77	7.98

13.84	7.97

ANNUAL REPORT	|	MARCH 31, 2024	25

Statements of Operations

Year Ended March 31, 2024
(Amounts in thousands†)	PIMCO RAE Fundamental Advantage PLUS Fund	PIMCO RAE PLUS Fund	PIMCO RAE PLUS EMG Fund	PIMCO RAE PLUS International Fund

Investment Income:

Interest	$33,246	$54,888	$12,242	$9,536
Dividends from Investments in Affiliates	409	1,436	601	388
Miscellaneous income	92	35	92	36
Total Income	33,747	56,359	12,935	9,960

Expenses:

Investment advisory fees	3,825	5,430	1,701	913
Supervisory and administrative fees	1,511	3,427	658	405
Distribution and/or servicing fees - Class A	27	1,080	23	10
Distribution and/or servicing fees - Class C	N/A	418	5	N/A
Trustee fees	4	7	1	1
Interest expense	2,656	1,980	743	644
Miscellaneous expense	12	19	0	5
Total Expenses	8,035	12,361	3,131	1,978
Waiver and/or Reimbursement by PIMCO	0	(3)	0	0
Net Expenses	8,035	12,358	3,131	1,978

Net Investment Income (Loss)	25,712	44,001	9,804	7,982

Net Realized Gain (Loss):

Investments in securities	(6,620)	(13,379)	(2,518)	(1,389)
Investments in Affiliates	68	0	0	0
Exchange-traded or centrally cleared financial derivative instruments	(7,885)	(19,758)	(548)	(678)
Over the counter financial derivative instruments	(18,696)	133,787	26,162	23,026
Foreign currency	128	(380)	26	(172)

Net Realized Gain (Loss)	(33,005)	100,270	23,122	20,787

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	8,025	15,564	1,900	360
Investments in Affiliates	34	265	122	91
Exchange-traded or centrally cleared financial derivative instruments	13,549	27,835	2,340	2,145
Over the counter financial derivative instruments	15,446	79,502	9,266	(7,458)
Foreign currency assets and liabilities	(64)	76	(17)	31

Net Change in Unrealized Appreciation (Depreciation)	36,990	123,242	13,611	(4,831)

Net Increase (Decrease) in Net Assets Resulting from Operations	$29,697	$267,513	$46,537	$23,938

†	A zero balance may reflect actual amounts rounding to less than one thousand.

26	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

PIMCO RAE PLUS Small Fund	PIMCO RAE Worldwide Long/Short PLUS Fund

$8,387	$31,730
449	1,955
5	0
8,841	33,685

828	5,815
391	1,589
45	55
36	23
1	4
369	1,445
2	15
1,672	8,946
0	0
1,672	8,946

7,169	24,739

(1,144)	(7,100)
0	(360)
(1,548)	3,403
23,044	28,208
(84)	(222)

20,268	23,929

520	8,000
70	384
2,691	10,705
10,080	7,168
(8)	(21)

13,353	26,236

$40,790	$74,904

ANNUAL REPORT	|	MARCH 31, 2024	27

Statements of Changes in Net Assets

	PIMCO RAE Fundamental Advantage PLUS Fund		PIMCO RAE PLUS Fund

(Amounts in thousands†)	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$25,712	$14,800	$44,001	$31,975
Net realized gain (loss)	(33,005)	49,736	100,270	(89,635)
Net change in unrealized appreciation (depreciation)	36,990	(22,630)	123,242	(60,892)

Net Increase (Decrease) in Net Assets Resulting from Operations	29,697	41,906	267,513	(118,552)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(17,797)	(35,233)	(15,220)	(53,525)
I-2	N/A	N/A	(9,074)	(30,748)
I-3	N/A	N/A	(141)	(1,256)
Class A	(304)	(768)	(20,596)	(69,401)
Class C	N/A	N/A	(1,970)	(11,025)

Total Distributions(a)	(18,101)	(36,001)	(47,001)	(165,955)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(35,962)	(87,311)	(154,103)	(25,632)

Total Increase (Decrease) in Net Assets	(24,366)	(81,406)	66,409	(310,139)

Net Assets:

Beginning of year	596,317	677,723	1,067,282	1,377,421
End of year	$571,951	$596,317	$1,133,691	$1,067,282

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

28	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

PIMCO RAE PLUS EMG Fund		PIMCO RAE PLUS International Fund		PIMCO RAE PLUS Small Fund		PIMCO RAE Worldwide Long/Short PLUS Fund

Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023

$9,804	$6,077	$7,982	$5,412	$7,169	$6,007	$24,739	$14,124
23,122	(12,007)	20,787	(28,034)	20,268	(28,358)	23,929	31,769
13,611	(4,725)	(4,831)	16,918	13,353	(13,948)	26,236	(33,841)

46,537	(10,655)	23,938	(5,704)	40,790	(36,299)	74,904	12,052

(12,726)	(17,144)	(9,086)	(58,945)	(5,146)	(5,914)	(31,021)	(58,804)
(358)	(908)	(33)	(270)	(803)	(854)	(225)	(611)
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
(583)	(837)	(232)	(2,960)	(871)	(908)	(1,118)	(2,307)
(34)	(66)	N/A	N/A	(180)	(175)	(88)	(379)

(13,701)	(18,955)	(9,351)	(62,175)	(7,000)	(7,851)	(32,452)	(62,101)

(1,944)	25,343	(20,381)	95,923	(24,524)	(22,651)	(70,210)	(59,964)

30,892	(4,267)	(5,794)	28,044	9,266	(66,801)	(27,758)	(110,013)

196,580	200,847	164,076	136,032	146,436	213,237	618,785	728,798
$227,472	$196,580	$158,282	$164,076	$155,702	$146,436	$591,027	$618,785

ANNUAL REPORT	|	MARCH 31, 2024	29

Schedule of Investments	PIMCO RAE Fundamental Advantage PLUS Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 131.8%

CORPORATE BONDS & NOTES 11.8%

BANKING & FINANCE 8.7%

AerCap Ireland Capital DAC
2.875% due 08/14/2024		$150	$148
3.000% due 10/29/2028		300	272
3.300% due 01/30/2032		300	257

American Honda Finance Corp.
5.000% due 05/23/2025		1,600	1,594
5.904% due 02/12/2025 •		1,300	1,302

American Tower Corp.
1.000% due 01/15/2032	EUR	1,804	1,594
3.800% due 08/15/2029		$881	822

Aviation Capital Group LLC
5.500% due 12/15/2024		400	399

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		10	9

Bank of America Corp.
1.734% due 07/22/2027 •		100	92
5.933% due 09/15/2027 •		2,000	2,027
6.695% (SOFRRATE + 1.330%) due 04/02/2026 ~		800	806

Bank of America NA
6.137% (SOFRRATE + 0.780%) due 08/18/2025 ~		1,000	1,005

Barclays PLC
4.337% due 01/10/2028		200	193
4.375% due 03/15/2028 •(f)(g)		700	576
4.972% due 05/16/2029 •		200	196
5.875% due 09/15/2024 •(f)(g)	GBP	200	249

Citibank NA
5.488% due 12/04/2026		$500	505

Credit Suisse AG AT1 Claim		1,374	159

Discover Bank
4.650% due 09/13/2028		400	387

Equinix, Inc.
1.550% due 03/15/2028		500	434

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	441	455

Ford Motor Credit Co. LLC
2.900% due 02/16/2028		$200	181
4.389% due 01/08/2026		200	195
5.800% due 03/05/2027		800	803
5.800% due 03/08/2029		300	301

Goldman Sachs Group, Inc.
3.272% due 09/29/2025 •		500	494
5.798% due 08/10/2026 •		2,200	2,208
6.419% (SOFRRATE + 1.065%) due 08/10/2026 ~		400	402
7.213% (SOFRRATE + 1.850%) due 03/15/2028 ~		2,000	2,047

GSPA Monetization Trust
6.422% due 10/09/2029		24	23

Healthcare Realty Holdings LP
2.400% due 03/15/2030		346	284

HSBC Holdings PLC
2.357% due 08/18/2031 •		1,569	1,309
4.292% due 09/12/2026 •		472	464

ING Groep NV
4.250% due 05/16/2031 •(f)(g)		200	152
5.750% due 11/16/2026 •(f)(g)		200	191

Jackson National Life Global Funding
6.516% (SOFRRATE + 1.150%) due 06/28/2024 ~		900	902

JPMorgan Chase & Co.
2.182% due 06/01/2028 •		3,138	2,871
5.040% due 01/23/2028 •		500	498

JPMorgan Chase Bank NA
5.110% due 12/08/2026		800	803

Morgan Stanley
1.512% due 07/20/2027 •		1,500	1,377
6.138% due 10/16/2026 •		100	101

Morgan Stanley Bank NA
5.882% due 10/30/2026		1,600	1,631

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NatWest Group PLC
2.875% due 09/19/2026 •	GBP	158	$192

Nomura Holdings, Inc.
1.851% due 07/16/2025		$1,255	1,196
2.679% due 07/16/2030		1,491	1,279

Nordea Kredit Realkreditaktieselskab
1.500% due 10/01/2053	DKK	5,256	614

Nykredit Realkredit AS
1.000% due 04/01/2025		13,700	1,937
1.500% due 10/01/2052		13,398	1,563

Realkredit Danmark AS
1.000% due 04/01/2025		15,600	2,206
1.500% due 10/01/2053		7,995	933

Royal Bank of Canada
4.875% due 01/19/2027		$1,300	1,298

Santander U.K. Group Holdings PLC
6.833% due 11/21/2026 •		200	203

Toyota Motor Credit Corp.
5.850% due 08/22/2024 •		1,500	1,502

UBS Group AG
3.750% due 03/26/2025		500	491
4.751% due 05/12/2028 •		2,400	2,352

Wells Fargo & Co.
0.625% due 03/25/2030	EUR	1,500	1,364
1.741% due 05/04/2030 •		700	690

Wells Fargo Bank NA
6.152% (SOFRRATE + 0.800%) due 08/01/2025 ~		$1,200	1,206

			49,744

INDUSTRIALS 2.3%

AngloGold Ashanti Holdings PLC
3.375% due 11/01/2028		700	631

Carrier Global Corp.
4.375% due 05/29/2025	EUR	300	325

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029		$700	651

DAE Funding LLC
2.625% due 03/20/2025		500	485
3.375% due 03/20/2028		600	555

Dell International LLC
4.900% due 10/01/2026		78	78

Hyundai Capital America
6.503% due 08/04/2025 •		1,600	1,609

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (b)		1,238	1,237

Imperial Brands Finance PLC
3.500% due 07/26/2026		2,190	2,091

INEOS Finance PLC
2.125% due 11/15/2025	EUR	912	955

MPLX LP
2.650% due 08/15/2030		$900	775

Nissan Motor Co. Ltd.
3.522% due 09/17/2025		1,177	1,135
4.345% due 09/17/2027		1,741	1,656
4.810% due 09/17/2030		500	467

Perrigo Finance Unlimited Co.
4.650% due 06/15/2030		800	736

			13,386

UTILITIES 0.8%

Pacific Gas & Electric Co.
2.500% due 02/01/2031		2,118	1,763
4.550% due 07/01/2030		800	761

Rio Oil Finance Trust
8.200% due 04/06/2028		347	354

Southern California Edison Co.
4.875% due 02/01/2027		600	598
5.150% due 06/01/2029		800	804

			4,280

Total Corporate Bonds & Notes (Cost $71,485)			67,410

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.0%

ILLINOIS 0.0%

Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035	$72	$76
6.725% due 04/01/2035	171	180

Total Municipal Bonds & Notes (Cost $250)		256

U.S. GOVERNMENT AGENCIES 24.5%

Fannie Mae
2.242% due 01/25/2031 ~(a)	392	30
4.500% due 09/25/2040	649	616
6.323% due 12/01/2034 •	25	25
7.233% due 03/01/2034 •	8	8

Freddie Mac
3.000% due 09/01/2032	1,594	1,511
3.500% due 07/15/2042	988	907
4.000% due 01/01/2048 - 03/01/2049	448	423
6.500% due 05/01/2035	22	23

Ginnie Mae
3.750% due 11/20/2044 •	134	133
4.869% due 04/20/2068 •	484	493
5.790% due 08/20/2047 •	73	70

U.S. Small Business Administration
5.490% due 03/01/2028	5	5
6.020% due 08/01/2028	38	39

Uniform Mortgage-Backed Security
3.000% due 01/01/2027	349	339
3.500% due 02/01/2043 - 09/01/2048	3,046	2,777
4.500% due 07/01/2052 - 12/01/2053	12,540	11,947
5.000% due 02/01/2053	984	960
6.000% due 08/01/2036 - 04/01/2041	217	222
6.500% due 09/01/2036	31	32

Uniform Mortgage-Backed Security, TBA
4.500% due 04/01/2054	50	48
5.000% due 04/01/2054 - 05/01/2054	29,400	28,694
5.500% due 05/01/2054	27,800	27,664
6.000% due 05/01/2054	34,900	35,214
6.500% due 04/01/2054	27,500	28,099

Total U.S. Government Agencies (Cost $140,022)		140,279

U.S. TREASURY OBLIGATIONS 7.0%

U.S. Treasury Bonds
4.125% due 08/15/2053 (l)	1,000	961

U.S. Treasury Inflation Protected Securities (e)
0.125% due 07/15/2024 (j)(l)	13,117	13,133
0.125% due 10/15/2024 (j)(l)	8,293	8,242
0.125% due 04/15/2025 (j)	1,433	1,397
0.125% due 02/15/2051 (l)	2,132	1,277
0.125% due 02/15/2052 (l)	443	261
0.250% due 01/15/2025 (l)	9,895	9,726
0.625% due 07/15/2032 (l)	1,592	1,445
0.625% due 02/15/2043 (j)	842	647
1.125% due 01/15/2033 (l)	932	874
1.375% due 07/15/2033 (l)	609	585

U.S. Treasury Notes
3.875% due 05/15/2043	1,500	1,385

Total U.S. Treasury Obligations (Cost $40,980)		39,933

NON-AGENCY MORTGAGE-BACKED SECURITIES 11.2%

280 Park Avenue Mortgage Trust
6.698% due 09/15/2034 •	1,300	1,258

Adjustable Rate Mortgage Trust
5.017% due 01/25/2036 ~	536	414

American Home Mortgage Assets Trust
5.634% due 10/25/2046 •	119	63

30	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.750% due 11/25/2046 þ		$130	$111

Atrium Hotel Portfolio Trust
7.123% due 12/15/2036 •		2,300	2,200

Avon Finance PLC
6.123% due 12/28/2049 •	GBP	2,279	2,877

Banc of America Funding Trust
4.628% due 09/20/2046 ~		$455	396

Bear Stearns ALT-A Trust
5.138% due 05/25/2035 ~		20	19
5.764% due 08/25/2036 •		79	68

Beast Mortgage Trust
7.076% due 02/15/2037 •		4,600	3,420

BX Trust
6.075% due 04/15/2039 •		980	968

Chase Mortgage Finance Trust
4.365% due 09/25/2036 ~		131	104

Citigroup Mortgage Loan Trust
4.496% due 09/25/2037 ~		11	10
6.170% due 09/25/2062 þ		2,829	2,831

CitiMortgage Alternative Loan Trust
6.000% due 04/25/2037 •		172	146

Commercial Mortgage Trust
3.545% due 02/10/2036		1,800	1,701

Countrywide Alternative Loan Trust
5.500% due 06/25/2025		228	182
5.500% due 05/25/2035		328	260
5.500% due 11/25/2035		86	50
5.684% due 12/25/2046 •		752	640
6.000% due 12/25/2035		302	219
6.000% due 05/25/2036		50	25
6.250% due 08/25/2036		667	388
7.000% due 10/25/2037		104	38

Countrywide Home Loan Mortgage Pass-Through Trust
6.000% due 01/25/2037		231	114
6.000% due 02/25/2037		243	121

Credit Suisse Mortgage Capital Mortgage-Backed Trust
2.000% due 01/25/2060 ~		1,511	1,306
4.420% due 06/25/2050 ~		618	532

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.824% due 02/25/2037 •		576	490
5.944% due 02/25/2035 «•		33	31

First Horizon Alternative Mortgage Securities Trust
5.795% due 06/25/2036 ~		322	249

GS Mortgage Securities Corp. Trust
8.726% due 08/15/2039 •		3,300	3,320

HarborView Mortgage Loan Trust
5.851% due 12/19/2036 •		279	225

Impac CMB Trust
6.084% due 03/25/2035 •		107	101

IndyMac INDX Mortgage Loan Trust
5.844% due 11/25/2046 •		653	592
5.924% due 07/25/2035 •		195	177

JP Morgan Chase Commercial Mortgage Securities Trust
2.287% due 03/05/2042		3,500	2,957
4.248% due 07/05/2033		1,700	1,575
6.432% due 04/15/2037 •		2,148	1,982
6.512% due 07/05/2033 •		818	780
6.823% due 12/15/2031 •		198	167

JP Morgan Mortgage Trust
3.965% due 07/27/2037 ~		76	69
5.529% due 07/25/2035 «~		6	6
5.750% due 01/25/2036		11	5

Lehman Mortgage Trust
6.000% due 11/25/2036 •		174	84

Lehman XS Trust
5.894% due 08/25/2046 •		322	307

Luminent Mortgage Trust
4.307% due 04/25/2036 ~		3,343	2,217

MASTR Adjustable Rate Mortgages Trust
5.371% due 11/21/2034 ~		553	519

MASTR Asset Securitization Trust
6.000% due 06/25/2036		113	65

Merrill Lynch Alternative Note Asset Trust
5.844% due 03/25/2037 •		2,219	554
6.000% due 03/25/2037 «		53	19

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch Mortgage Investors Trust
4.857% due 04/25/2035 «~		$9	$7
5.354% due 02/25/2036 ~		2	2

MFA Trust
6.775% due 10/25/2058 þ		1,074	1,081

Morgan Stanley Mortgage Loan Trust
6.000% due 08/25/2036		83	35

MortgageIT Mortgage Loan Trust
5.964% due 12/25/2035 •		184	178

New Residential Mortgage Loan Trust
3.500% due 12/25/2057 ~		1,048	997

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.476% due 05/25/2035 þ		27	14

Nomura Resecuritization Trust
6.344% due 07/25/2036 •		2,267	2,171

NovaStar Mortgage Funding Trust
0.545% due 09/25/2046 •		647	225

OBX Trust
7.159% due 10/25/2063 þ		1,685	1,722

PRET LLC
7.021% due 02/25/2054 þ		884	882

Prime Mortgage Trust
6.000% due 06/25/2036 «		1	1

Residential Accredit Loans, Inc. Trust
5.764% due 01/25/2037 •		1,512	1,293
5.944% due 08/25/2037 •		13	11
6.000% due 01/25/2037		32	24
6.000% due 03/25/2037 «		81	63
6.009% due 10/25/2037 ~		295	245

Residential Funding Mortgage Securities, Inc. Trust
5.387% due 04/25/2037 ~		154	129

Sequoia Mortgage Trust
3.626% due 09/20/2046 ~		87	59

Starwood Mortgage Residential Trust
1.486% due 04/25/2065 ~		302	286

Stratton Mortgage Funding PLC
0.000% due 06/20/2060 •	GBP	600	760

Structured Adjustable Rate Mortgage Loan Trust
5.220% due 03/25/2036 ~		$35	26
5.712% due 08/25/2035 «~		30	17

Thornburg Mortgage Securities Trust
3.507% due 03/25/2044 ~		39	38
5.614% due 12/25/2044 «~		78	71

Towd Point Mortgage Trust
3.000% due 01/25/2058 ~		369	360
3.359% due 10/25/2057 ~		1,479	1,233

Verus Securitization Trust
4.260% due 02/25/2067 þ		1,086	1,021
5.811% due 05/25/2068 þ		1,167	1,161
6.443% due 08/25/2068 þ		1,643	1,650
6.476% due 06/25/2068 þ		1,109	1,114
6.665% due 09/25/2068 þ		1,414	1,427

WaMu Mortgage Pass-Through Certificates Trust
3.853% due 06/25/2037 ~		117	99
3.989% due 06/25/2037 ~		121	104
4.608% due 10/25/2035 ~		18	16
4.893% due 12/25/2035 ~		164	145
5.308% due 01/25/2035 ~		41	37
5.984% due 12/25/2045 •		13	13
6.084% due 08/25/2045 •		3,041	2,950
6.089% due 02/25/2046 •		53	46
6.159% due 01/25/2046 •		4,370	3,705
6.224% due 01/25/2045 •		542	512

Washington Mutual Mortgage Pass-Through Certificates Trust
4.194% due 09/25/2036 •		485	133
5.839% due 02/25/2047 •		686	593
5.944% due 02/25/2036 •		480	374
6.029% due 04/25/2046 •		59	46

Wells Fargo Mortgage-Backed Securities Trust
6.130% due 09/25/2036 ~		4	3

Total Non-Agency Mortgage-Backed Securities (Cost $69,338)			64,031

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 41.9%

Aames Mortgage Investment Trust
6.434% due 07/25/2035 •		$136	$136

ACHV ABS Trust
6.810% due 11/25/2030		241	241
7.240% due 11/25/2030		400	404

Aegis Asset-Backed Securities Trust
6.179% due 08/25/2035 •		4,370	3,548

Ally Auto Receivables Trust
5.460% due 05/15/2028		1,000	1,006
5.528% due 03/17/2025		2,500	2,500

ALM Ltd.
7.426% due 10/15/2029 •		3,000	3,011

American Express Credit Account Master Trust
4.870% due 05/15/2028		1,500	1,498

Arbor Realty Commercial Real Estate Notes Ltd.
6.769% due 01/15/2037 •		3,200	3,187
7.725% due 05/15/2037 •		1,200	1,189
8.225% due 05/15/2037 •		1,200	1,193

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
6.104% due 11/25/2035 •		1,693	1,630

Asset-Backed Securities Corp. Home Equity Loan Trust
6.254% due 06/25/2034 •		799	780

Atlas Senior Loan Fund Ltd.
7.529% due 07/20/2032 •		2,500	2,506

Avis Budget Rental Car Funding AESOP LLC
2.360% due 03/20/2026		2,000	1,953
3.350% due 09/22/2025		300	298
5.900% due 08/21/2028		1,300	1,325
6.120% due 04/20/2027		3,300	3,345

Barings CLO Ltd.
6.526% due 04/15/2031 •		2,559	2,561

Bear Stearns Asset-Backed Securities Trust
6.494% due 08/25/2037 •		547	477
7.044% due 08/25/2037 •		3,000	2,482

Blackrock European CLO DAC
4.562% due 10/15/2031 •	EUR	2,061	2,210

BlueMountain CLO Ltd.
6.515% due 10/25/2030 •		$1,400	1,400

BMW Vehicle Owner Trust
5.470% due 02/25/2028		900	904

BNPP AM Euro CLO DAC
4.592% due 10/15/2031 •	EUR	354	381

Cairn CLO DAC
4.582% due 01/31/2030 •		898	966

Capital One Prime Auto Receivables Trust
5.969% due 09/15/2025 •		$420	420

Carlyle Euro CLO DAC
4.791% due 08/15/2032 •	EUR	1,200	1,285

Carlyle U.S. CLO Ltd.
6.478% due 10/15/2031 •		$1,900	1,900

CarMax Auto Owner Trust
5.300% due 03/15/2027		2,300	2,299
6.219% due 12/15/2025 •		573	574

Carvana Auto Receivables Trust
4.600% due 07/15/2026		637	634
5.380% due 03/12/2029		600	600
5.420% due 04/10/2028		1,000	1,000
5.980% due 08/10/2026		324	325
6.410% due 09/10/2027		974	979

CBAM Ltd.
6.598% due 04/17/2031 •		2,531	2,534
6.699% due 04/20/2032 •		1,000	1,000

Centex Home Equity Loan Trust
6.089% due 03/25/2034 «•		76	73

Chase Issuance Trust
4.720% due 01/15/2031		2,800	2,793

CIFC Funding Ltd.
7.136% due 04/25/2033 •		1,950	1,956

Citigroup Mortgage Loan Trust
5.634% due 05/25/2037 •		814	535
5.764% due 09/25/2036 •		2,798	2,068

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	31

Schedule of Investments	PIMCO RAE Fundamental Advantage PLUS Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.894% due 10/25/2036 •		$133	$132
5.924% due 08/25/2036 •		1,000	894
5.924% due 11/25/2036 •		3,100	2,868
5.964% due 03/25/2036 •		1,077	965
6.344% due 09/25/2035 •		1,370	1,290
7.250% due 05/25/2036 þ		93	47

Citizens Auto Receivables Trust
5.110% due 04/17/2028		300	300
5.430% due 10/15/2026		500	500
6.130% due 07/15/2026		1,190	1,192
6.269% due 07/15/2026 •		967	969

Countrywide Asset-Backed Certificates Trust
5.844% due 02/25/2037 •		273	260
6.184% due 08/25/2047 •		262	251

Countrywide Partnership Trust
6.344% due 02/25/2035 •		3,712	3,616

CPS Auto Receivables Trust
5.710% due 09/15/2027		531	531

CSAB Mortgage-Backed Trust
6.184% due 12/25/2036 þ		1,879	339

CVC Cordatus Loan Fund DAC
4.570% due 09/15/2031 •	EUR	1,541	1,654
4.592% due 10/15/2031 •		3,661	3,925
4.620% due 07/21/2030 •		798	859
5.145% due 10/23/2034 •		1,395	1,505

Drive Auto Receivables Trust
5.830% due 12/15/2026		$1,800	1,801

DT Auto Owner Trust
6.290% due 08/16/2027		1,996	2,002

ECMC Group Student Loan Trust
6.435% due 07/25/2069 •		389	387

Ellington Loan Acquisition Trust
6.544% due 05/25/2037 •		1,219	1,177

Encore Credit Receivables Trust
6.179% due 09/25/2035 •		24	24

Exeter Automobile Receivables Trust
5.530% due 10/15/2026		800	800
6.320% due 03/15/2027		1,700	1,712

Fifth Third Auto Trust
5.800% due 11/16/2026		903	903

First Franklin Mortgage Loan Trust
5.724% due 03/25/2037 •		1,861	973
5.754% due 09/25/2036 •		107	100
6.164% due 11/25/2035 •		485	440

Ford Credit Auto Lease Trust
5.240% due 07/15/2026		5,200	5,193

Fortress Credit Investments Ltd.
7.170% due 02/23/2039 •		3,118	3,118

Foursight Capital Automobile Receivables Trust
5.990% due 05/15/2028		1,422	1,427

Fremont Home Loan Trust
5.584% due 11/25/2036 •		310	180
5.744% due 10/25/2036 •		1,036	422
5.784% due 02/25/2037 •		947	324
6.179% due 01/25/2035 •		112	109

Galaxy CLO Ltd.
6.546% due 10/15/2030 •		1,012	1,011

Gallatin CLO Ltd.
7.226% due 07/15/2031 •		1,200	1,203

GLS Auto Receivables Issuer Trust
5.570% due 02/16/2027		2,300	2,299
5.700% due 01/15/2027		1,278	1,276
6.040% due 03/15/2027		1,037	1,039

GLS Auto Select Receivables Trust
5.960% due 10/16/2028		1,000	1,012
6.270% due 08/16/2027		1,718	1,725

GM Financial Automobile Leasing Trust
5.580% due 01/20/2026		1,213	1,213
5.769% due 01/20/2026 •		607	607

GM Financial Consumer Automobile Receivables Trust
4.850% due 12/18/2028		900	898
5.120% due 02/16/2027		1,700	1,696
5.450% due 06/16/2028		900	905

GSAA Home Equity Trust
5.584% due 03/25/2036 •		194	65

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.084% due 04/25/2047 •		$384	$176
6.795% due 06/25/2036 þ		349	90

GSAMP Trust
5.534% due 01/25/2037 •		1,458	869
5.544% due 12/25/2046 •		141	70
5.574% due 12/25/2046 •		1,383	724
5.674% due 01/25/2037 •		410	336

Halseypoint CLO Ltd.
7.019% due 07/20/2031 •		600	601

Harvest CLO DAC
4.650% due 10/20/2031 •	EUR	3,076	3,297

Hertz Vehicle Financing LLC
1.990% due 06/25/2026		$900	868
5.490% due 06/25/2027		500	501

Home Equity Mortgage Loan Asset-Backed Trust
5.664% due 04/25/2037 •		284	214

HSI Asset Securitization Corp. Trust
5.924% due 11/25/2035 •		1,965	1,799

Hyundai Auto Lease Securitization Trust
5.150% due 06/15/2026		5,900	5,890

Hyundai Auto Receivables Trust
4.990% due 02/15/2029		1,400	1,401
5.290% due 04/15/2027		1,400	1,399
5.480% due 04/17/2028		1,000	1,007

JP Morgan Mortgage Acquisition Trust
5.654% due 10/25/2036 •		130	128
6.044% due 07/25/2036 •		6,824	6,458

Jubilee CLO DAC
4.542% due 04/15/2030 •	EUR	1,573	1,687
4.592% due 04/15/2031 •		900	967

LL ABS Trust
3.760% due 11/15/2029		$198	197
6.630% due 05/15/2030		179	179

Long Beach Mortgage Loan Trust
5.884% due 02/25/2036 •		439	428

Man GLG Euro CLO DAC
1.970% due 10/15/2032	EUR	1,000	994
4.622% due 10/15/2030 •		294	317
5.642% due 10/15/2032 •		2,200	2,328

Marlette Funding Trust
5.180% due 11/15/2032		$278	278
5.950% due 11/15/2032		1,000	998
6.070% due 04/15/2033		1,096	1,097

Master Credit Card Trust
6.169% due 01/21/2027 •		3,100	3,115

Merrill Lynch Mortgage Investors Trust
5.964% due 02/25/2037 •		2,346	688

MF1 Ltd.
7.076% due 02/19/2037 •		2,700	2,654

Morgan Stanley ABS Capital, Inc. Trust
5.659% due 03/25/2037 •		787	311
6.374% due 07/25/2035 •		622	601

Mountain View CLO LLC
6.666% due 10/16/2029 •		370	370

Navient Private Education Loan Trust
7.040% due 10/15/2031 •		989	991

Nelnet Student Loan Trust
6.183% due 04/20/2062 •		1,316	1,306
6.640% due 02/20/2041		245	246
7.519% due 02/20/2041 •		245	245

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
6.532% due 10/25/2036 þ		246	54

NovaStar Mortgage Funding Trust
5.644% due 09/25/2037 •		397	383

OCP CLO Ltd.
6.699% due 07/20/2029 •		596	597

Oportun Issuance Trust
7.451% due 01/08/2030		237	237

Option One Mortgage Loan Trust
5.984% due 01/25/2036 •		2,014	1,830
6.224% due 02/25/2035 •		335	316

Pagaya AI Debt Selection Trust
2.030% due 10/15/2029		464	460

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.970% due 01/15/2030		$229	$228
6.060% due 03/15/2030		1,169	1,168
6.159% due 05/15/2030		570	571
7.128% due 06/16/2031		291	292

Palmer Square European Loan Funding DAC
4.662% due 10/15/2031 •	EUR	3,193	3,402

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
6.419% due 07/25/2035 •		$1,400	1,133
7.169% due 02/25/2035 •		4,155	3,698

PFP Ltd.
7.600% due 08/19/2035 •		2,400	2,409

PRET LLC
2.487% due 07/25/2051 þ		1,351	1,321
3.721% due 07/25/2051 þ		1,633	1,592
5.240% due 04/25/2052 þ		1,046	1,031

Reach ABS Trust
7.050% due 02/18/2031		283	284

Ready Capital Mortgage Financing LLC
7.881% due 10/25/2039 •		2,703	2,722

Renaissance Home Equity Loan Trust
6.544% due 09/25/2037 •		231	98

Research-Driven Pagaya Motor Asset Trust
2.650% due 03/25/2030		339	325
4.320% due 09/25/2030		371	360
5.380% due 11/25/2030		1,042	1,036
7.130% due 01/26/2032		460	464

Residential Asset Securities Corp. Trust
6.024% due 06/25/2033 •		64	58
6.104% due 12/25/2035 •		1,479	1,424
6.404% due 01/25/2036 •		5,075	4,662

Santander Drive Auto Receivables Trust
5.870% due 03/16/2026		1,229	1,229
5.930% due 07/17/2028		1,000	1,015
6.080% due 08/17/2026		1,433	1,435
6.180% due 02/16/2027		2,665	2,670

Saxon Asset Securities Trust
5.894% due 09/25/2036 •		1,700	1,382

SBNA Auto Lease Trust
5.390% due 11/20/2026		2,600	2,601
5.450% due 01/20/2026		1,500	1,498

SCCU Auto Receivables Trust
5.700% due 10/16/2028		1,300	1,311

Securitized Asset-Backed Receivables LLC Trust
6.164% due 10/25/2035 •		1,509	1,242

SFS Auto Receivables Securitization Trust
5.350% due 06/21/2027		700	699

SLM Private Education Loan Trust
10.190% due 10/15/2041 •		1,906	2,049

SMB Private Education Loan Trust
1.070% due 01/15/2053		1,590	1,404
2.340% due 09/15/2034		490	480
6.170% due 01/15/2053 •		1,690	1,675
6.869% due 11/15/2052 •		451	455

SoFi Professional Loan Program Trust
2.540% due 05/15/2046		733	689

Sound Point CLO Ltd.
6.566% due 07/25/2030 •		1,310	1,311

Soundview Home Loan Trust
5.909% due 02/25/2036 •		796	730
6.744% due 10/25/2037 •		445	331

Specialty Underwriting & Residential Finance Trust
5.296% due 12/25/2036 •		311	296

Starwood Mortgage Trust
7.119% due 11/15/2038 •		4,300	4,139

Theorem Funding Trust
7.600% due 04/15/2029		1,088	1,097

TPG Real Estate Finance Issuer Ltd.
6.969% due 02/15/2039 •		1,900	1,886

Tricolor Auto Securitization Trust
6.610% due 10/15/2027		1,012	1,014

Upstart Pass-Through Trust
3.800% due 04/20/2030		674	656

Upstart Structured Pass-Through Trust
4.250% due 06/17/2030		259	253

32	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Veros Auto Receivables Trust
7.120% due 11/15/2028		$1,480	$1,486

Westlake Automobile Receivables Trust
5.960% due 10/15/2026		1,891	1,893
5.989% due 10/15/2026 •		1,797	1,799
6.230% due 01/15/2027		2,900	2,915

Total Asset-Backed Securities (Cost $247,049)			239,864

SOVEREIGN ISSUES 0.7%

Argentina Treasury Bond BONCER
0.000% due 06/30/2025 (c)	ARS	5,512	7

Brazil Letras do Tesouro Nacional
0.000% due 07/01/2024 (c)	BRL	13,200	2,570

Mexico Government International Bond
2.750% due 11/27/2031 (e)	MXN	16,720	867
3.000% due 12/03/2026 (e)		1,623	91
4.000% due 11/30/2028 (e)		5,154	296

Total Sovereign Issues (Cost $3,772)			3,831

SHORT-TERM INSTRUMENTS 34.7%

COMMERCIAL PAPER 1.4%

Bank of Nova Scotia
5.128% due 05/01/2024	CAD	4,000	2,939
5.170% due 04/09/2024		600	442

Campbell Soup Co.
5.630% due 04/03/2024		$250	250

Crown Castle, Inc.
5.830% due 04/18/2024		400	399

CVS Health Corp.
5.570% due 04/01/2024		250	250
5.600% due 04/01/2024		750	749

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dominion Energy, Inc.
5.580% due 04/22/2024		$250	$249

Entergy Corp.
5.600% due 05/21/2024		250	248

Equifax, Inc.
5.500% due 04/08/2024		250	249

Keurig Dr Pepper, Inc.
5.550% due 04/22/2024		350	349

L3Harris Technologies, Inc.
5.600% due 04/01/2024		250	250

Microchip Technology, Inc.
5.570% due 04/19/2024		250	249

Penske Truck Leasing Co. LP
5.550% due 04/26/2024		250	249

Royal Bank of Canada
5.129% due 05/01/2024	CAD	500	367

Toronto-Dominion Bank
5.121% due 05/02/2024		800	588

VW Credit, Inc.
5.720% due 04/03/2024		$300	300

			8,127

REPURCHASE AGREEMENTS (h) 32.2%
			184,339

SHORT-TERM NOTES 0.0%

Argentina Treasury Bond BONCER
3.750% due 05/20/2024	ARS	12,342	13

JAPAN TREASURY BILLS 1.0%
(0.230)% due 04/15/2024 (c)(d)	JPY	850,000	5,615

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.1%
5.365% due 05/30/2024 (c)(d)(l)	$370	$367

Total Short-Term Instruments (Cost $198,754)		198,461

Total Investments in Securities (Cost $771,650)		754,065

	SHARES
INVESTMENTS IN AFFILIATES 6.5%

SHORT-TERM INSTRUMENTS 6.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.5%

PIMCO Short Asset Portfolio	3,793,014	36,944

PIMCO Short-Term Floating NAV Portfolio III	11,820	115

Total Short-Term Instruments (Cost $37,025)		37,059

Total Investments in Affiliates (Cost $37,025)		37,059

Total Investments 138.3% (Cost $808,675)		$791,124

Financial Derivative Instruments (i)(k) 2.5% (Cost or Premiums, net $15,810)		14,317

Other Assets and Liabilities, net (40.8)%		(233,490)

Net Assets 100.0%		$571,951

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Payment in-kind security.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	5.400%	03/28/2024	04/01/2024	$80,900	U.S. Treasury Floating Rate Notes 5.501% due 01/31/2025	$(82,639)	$80,900	$80,949
BPS	5.400	04/01/2024	04/02/2024	84,500	U.S. Treasury Notes 0.375% due 11/30/2025	(86,259)	84,500	84,500
DEU	5.390	03/28/2024	04/01/2024	12,100	U.S. Treasury Bonds 4.000% due 11/15/2052	(12,442)	12,100	12,107
FICC	2.600	03/28/2024	04/01/2024	539	U.S. Treasury Notes 5.000% due 09/30/2025	(550)	539	539
SAL	5.260	03/28/2024	04/01/2024	6,300	U.S. Treasury Notes 4.875% due 11/30/2025	(6,529)	6,300	6,304

Total Repurchase Agreements						$(188,419)	$184,339	$184,399

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	33

Schedule of Investments	PIMCO RAE Fundamental Advantage PLUS Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOS	$80,949	$0	$0	$80,949	$(82,639)	$(1,690)
BPS	84,500	0	0	84,500	(86,259)	(1,759)
DEU	12,107	0	0	12,107	(12,442)	(335)
FICC	539	0	0	539	(550)	(11)
SAL	6,304	0	0	6,304	(6,529)	(225)

Total Borrowings and Other Financing Transactions	$184,399	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(101) at a weighted average interest rate of 5.083%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(i) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May Futures	$108.500	04/26/2024	4	$	4	$(1)	$0
Put - CBOT U.S. Treasury 10-Year Note May Futures	109.000	04/26/2024	6		6	(2)	(1)
Call - CBOT U.S. Treasury 10-Year Note May Futures	111.500	04/26/2024	4		4	(2)	(2)
Call - CBOT U.S. Treasury 10-Year Note May Futures	113.000	04/26/2024	6		6	(3)	(1)

Total Written Options						$(8)	$(4)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2024	294	$	60,118	$(13)	$0	$(60)
U.S. Treasury 10-Year Note June Futures	06/2024	1,267		140,380	290	0	(99)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2024	87		11,223	113	41	0

					$390	$41	$(159)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-Bobl June Futures	06/2024	39	$	(4,975)	$(20)	$0	$(12)
Euro-Bund June Futures	06/2024	38		(5,468)	(80)	0	(26)
Euro-Buxl 30-Year Bond June Futures	06/2024	9		(1,319)	(27)	0	(16)
U.S. Treasury 5-Year Note June Futures	06/2024	206		(22,045)	(120)	24	0

					$(247)	$24	$(54)

Total Futures Contracts					$143	$65	$(213)

34	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2024

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
General Motors Co.	5.000%	Quarterly	12/20/2026	0.493%	$470	$92	$(37)	$55	$0	$0
General Motors Co.	5.000	Quarterly	06/20/2028	0.825	550	66	23	89	0	0
Verizon Communications, Inc.	1.000	Quarterly	12/20/2024	0.261	300	1	1	2	0	0

						$159	$(13)	$146	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.EM-36 5-Year Index	1.000%	Quarterly	12/20/2026	$644	$(24)	$21	$(3)	$0	$0
CDX.EM-40 5-Year Index	1.000	Quarterly	12/20/2028	700	(35)	18	(17)	0	0
CDX.HY-41 5-Year Index	5.000	Quarterly	12/20/2028	1,386	76	28	104	1	0
CDX.HY-42 5-Year Index	5.000	Quarterly	06/20/2029	200	14	1	15	0	0
CDX.IG-39 5-Year Index	1.000	Quarterly	12/20/2027	200	3	2	5	0	0
CDX.IG-40 5-Year Index	1.000	Quarterly	06/20/2028	1,300	19	11	30	0	0
CDX.IG-41 5-Year Index	1.000	Quarterly	12/20/2028	14,800	324	19	343	1	0
CDX.IG-42 5-Year Index	1.000	Quarterly	06/20/2029	54,100	1,226	14	1,240	5	0

					$1,603	$114	$1,717	$7	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day GBP-SONIO Compounded-OIS	4.320%	Annual	10/20/2033	GBP	200	$(1)	$13	$12	$1	$0
Receive	1-Day GBP-SONIO Compounded-OIS	3.700	Annual	03/28/2034		100	0	(1)	(1)	0	(1)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	1.000	Annual	03/21/2034	JPY	2,430,000	(19)	(237)	(256)	0	(34)
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/21/2025	$	52,200	822	592	1,414	45	0
Receive	1-Day USD-SOFR Compounded-OIS	4.000	Annual	03/20/2026		15,400	152	19	171	19	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	4.000	Annual	06/20/2026		38,600	(100)	358	258	58	0
Receive	1-Day USD-SOFR Compounded-OIS	3.650	Annual	05/31/2028		11,040	0	192	192	19	0
Receive	1-Day USD-SOFR Compounded-OIS	3.655	Annual	05/31/2028		1,700	0	29	29	3	0
Receive	1-Day USD-SOFR Compounded-OIS	3.662	Annual	05/31/2028		8,000	0	135	135	14	0
Receive	1-Day USD-SOFR Compounded-OIS	3.691	Annual	05/31/2028		6,300	0	99	99	11	0
Receive	1-Day USD-SOFR Compounded-OIS	3.807	Annual	05/31/2028		300	0	3	3	1	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2028		13,600	86	26	112	20	0
Receive	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/21/2028		24,200	283	888	1,171	42	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/20/2028		4,000	(2)	66	64	7	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		10,800	98	(27)	71	16	0
Receive	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2030		18,100	433	820	1,253	30	0
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2030		22,800	161	498	659	34	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		45,500	5,418	2,615	8,033	53	0
Receive	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2033		50,300	3,234	1,000	4,234	48	0
Receive	1-Day USD-SOFR Compounded-OIS	3.950	Annual	09/13/2033		2,850	156	(155)	1	3	0
Receive	1-Day USD-SOFR Compounded-OIS	4.250	Annual	11/22/2033		700	(3)	(17)	(20)	1	0
Receive	1-Day USD-SOFR Compounded-OIS	4.030	Annual	12/15/2033		200	(1)	(1)	(2)	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.950	Annual	12/19/2033		600	(3)	0	(3)	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.842	Annual	12/26/2033		300	(1)	2	1	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.854	Annual	12/29/2033		400	(2)	3	1	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	01/02/2034		200	(1)	3	2	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.810	Annual	01/02/2034		200	(1)	2	1	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.684	Annual	01/03/2034		200	(1)	4	3	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.648	Annual	01/08/2034		400	(2)	10	8	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.670	Annual	01/08/2034		400	(2)	9	7	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.594	Annual	01/09/2034		400	0	10	10	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.600	Annual	01/17/2034		500	(2)	14	12	0	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2034		23,000	(325)	406	81	11	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052		15,600	3,502	2,067	5,569	0	(23)
Receive	1-Day USD-SOFR Compounded-OIS	2.750	Annual	06/21/2053		8,290	400	1,053	1,453	0	(13)
Pay	6-Month AUD-BBR-BBSW	4.500	Semi-Annual	09/20/2033	AUD	30,300	(30)	537	507	110	0
Pay	6-Month EUR-EURIBOR	3.370	Annual	10/09/2028	EUR	600	(1)	17	16	1	0
Pay	6-Month EUR-EURIBOR	3.450	Annual	10/20/2028		500	(1)	16	15	1	0
Receive	6-Month EUR-EURIBOR	3.270	Annual	11/08/2028		700	(2)	(14)	(16)	0	(2)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	35

Schedule of Investments	PIMCO RAE Fundamental Advantage PLUS Fund	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	6-Month EUR-EURIBOR	3.255%	Annual	11/22/2028	EUR	400	$(1)	$(8)	$(9)	$0	$(1)
Receive	6-Month EUR-EURIBOR	3.179	Annual	11/29/2028		400	(1)	(7)	(8)	0	(1)
Receive	6-Month EUR-EURIBOR	2.920	Annual	12/13/2028		400	(1)	(2)	(3)	0	(1)
Receive	6-Month EUR-EURIBOR	2.880	Annual	12/19/2028		500	(1)	(2)	(3)	0	(1)
Receive	6-Month EUR-EURIBOR	2.950	Annual	12/29/2028		300	0	(3)	(3)	0	(1)
Receive	6-Month EUR-EURIBOR	2.760	Annual	01/03/2029		400	(1)	1	0	0	(1)
Pay	6-Month EUR-EURIBOR	3.270	Annual	08/21/2033		400	(2)	33	31	2	0
Pay	6-Month EUR-EURIBOR	3.300	Annual	10/03/2033		900	(3)	57	54	5	0
Receive	6-Month EUR-EURIBOR	3.250	Annual	11/06/2033		300	(1)	(16)	(17)	0	(1)
Receive	6-Month EUR-EURIBOR	3.148	Annual	11/20/2033		400	(2)	(17)	(19)	0	(2)
Receive	6-Month EUR-EURIBOR	3.280	Annual	11/22/2033		200	(1)	(11)	(12)	0	(1)
Receive	6-Month EUR-EURIBOR	3.305	Annual	11/27/2033		100	0	(6)	(6)	0	(1)
Receive	6-Month EUR-EURIBOR	3.128	Annual	12/04/2033		200	(1)	(8)	(9)	0	(1)
Receive	6-Month EUR-EURIBOR	3.063	Annual	12/06/2033		200	(1)	(7)	(8)	0	(1)
Receive	6-Month EUR-EURIBOR	2.990	Annual	12/08/2033		400	(2)	(12)	(14)	0	(2)
Receive	6-Month EUR-EURIBOR	2.970	Annual	12/15/2033		400	(1)	(12)	(13)	0	(2)
Receive	6-Month EUR-EURIBOR	2.890	Annual	12/22/2033		400	(1)	(9)	(10)	0	(2)
Receive	6-Month EUR-EURIBOR	2.910	Annual	12/29/2033		200	(1)	(5)	(6)	0	(1)
Receive	6-Month EUR-EURIBOR	2.650	Annual	01/08/2034		400	(1)	0	(1)	0	(2)
Pay	6-Month EUR-EURIBOR	2.760	Annual	03/04/2034		300	(1)	6	5	2	0
Pay	6-Month EUR-EURIBOR	2.750	Annual	03/05/2034		300	(1)	6	5	2	0
Receive(5)	6-Month EUR-EURIBOR	2.670	Annual	04/03/2034		200	(1)	(1)	(2)	0	(2)
Pay(5)	6-Month EUR-EURIBOR	2.750	Annual	09/18/2034		11,100	189	63	252	64	0
Receive(5)	6-Month EUR-EURIBOR	2.500	Annual	09/18/2054		5,000	(260)	4	(256)	0	(60)
Pay	CAONREPO Index	4.177	Semi-Annual	03/20/2026	CAD	20,700	0	(10)	(10)	0	(12)

							$14,149	$11,088	$25,237	$623	$(169)

Total Swap Agreements							$15,911	$11,189	$27,100	$630	$(169)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$65	$630	$695	$(4)	$(213)	$(169)	$(386)

(j)

Securities with an aggregate market value of $5,756 and cash of $13,184 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

36	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2024

(k) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2024		$52	AUD	79	$0	$0
	05/2024	AUD	79		$52	0	0

BOA	04/2024	DKK	13,362		1,942	10	0
	04/2024	IDR	1,703,704		108	0	0
	04/2024	JPY	418,906		2,776	8	0
	04/2024	KRW	105,871		79	0	0
	04/2024		$73	AUD	111	0	0
	05/2024	AUD	111		$73	0	0
	05/2024		$386	DKK	2,648	0	(3)
	05/2024		2,426	JPY	364,939	0	(4)
	06/2024	KRW	571,107		$435	10	0
	06/2024		$43	IDR	671,905	0	(1)
	06/2024		336	KRW	443,385	0	(6)

BPS	04/2024	BRL	5,050		$1,012	6	0
	04/2024	CNH	7,687		1,071	12	0
	04/2024	EUR	1,353		1,466	6	0
	04/2024	GBP	3,416		4,336	25	0
	04/2024	IDR	3,505,097		221	0	0
	04/2024	KRW	290,560		217	1	0
	04/2024		$1,013	BRL	5,050	0	(6)
	04/2024		391	CNH	2,839	0	0
	05/2024	BRL	2,701		$540	3	0
	05/2024	CNH	2,835		391	1	0
	05/2024	TWD	41,908		1,357	45	0
	05/2024		$490	DKK	3,372	0	(2)
	06/2024	KRW	1,425,739		$1,091	30	0
	06/2024	TWD	226,151		7,307	214	0
	06/2024		$306	IDR	4,821,954	0	(3)
	06/2024		2,212	INR	184,288	0	(7)
	07/2024	BRL	2,369		$471	3	0

BRC	04/2024	CNH	10,711		1,490	14	0
	04/2024	IDR	1,222,540		77	0	0
	04/2024		$1,341	DKK	9,205	0	(9)
	05/2024	GBP	3,416		$4,320	8	0
	06/2024	KRW	1,658,451		1,270	36	0
	06/2024	MXN	58		3	0	0
	06/2024		$12	INR	976	0	0

BSH	07/2024	BRL	7,700		$1,527	5	0

CBK	04/2024		11,892		2,371	0	0
	04/2024	CNH	8,531		1,186	10	0
	04/2024		$650	AUD	982	0	(10)
	04/2024		2,401	BRL	11,892	0	(30)
	05/2024	CAD	1,300		$967	7	0
	05/2024		$2,371	BRL	11,931	0	0
	06/2024	INR	17,964		$215	0	0
	06/2024	KRW	159,453		122	3	0
	06/2024		$106	IDR	1,668,521	0	(1)
	06/2024		50	KRW	66,048	0	(1)

DUB	04/2024	BRL	1,054		$211	1	0
	04/2024	EUR	27,802		30,218	224	0
	04/2024	IDR	4,882,050		308	0	0
	04/2024		$211	BRL	1,054	0	(1)
	05/2024		2,046		10,193	0	(20)
	06/2024	KRW	1,417,672		$1,089	34	0

GLM	04/2024	BRL	249		50	0	0
	04/2024		$50	BRL	249	0	0
	04/2024		1,362	DKK	9,393	0	(4)
	05/2024	BRL	1,633		$328	3	0
	06/2024	IDR	3,142,716		199	2	0
	06/2024		$1,057	MXN	17,805	2	(1)
	07/2024	BRL	3,800		$767	16	0
	04/2025	DKK	9,600		1,419	3	0

JPM	04/2024	BRL	6,258		1,253	5	0
	04/2024	CAD	20,017		14,835	57	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	37

Schedule of Investments	PIMCO RAE Fundamental Advantage PLUS Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2024	EUR	270		$293	$2	$0
	04/2024	KRW	207,326		154	1	0
	04/2024		$1,280	BRL	6,258	0	(33)
	06/2024	IDR	791,356		$50	0	0
	06/2024	KRW	1,547,674		1,194	43	0
	06/2024	TWD	9,296		302	11	0
	06/2024		$1,320	IDR	20,855,373	0	(9)
	06/2024		19	INR	1,583	0	0
	06/2024		4,592	MXN	77,966	40	0
	07/2024	BRL	2,380		$477	7	0

MBC	04/2024	AUD	1,268		826	2	(2)
	04/2024	BRL	309		62	0	0
	04/2024	CNH	15,879		2,210	23	0
	04/2024	IDR	587,631		37	0	0
	04/2024		$62	BRL	309	0	0
	04/2024		14,468	CAD	19,621	17	0
	05/2024	CAD	19,612		$14,468	0	(17)
	05/2024	DKK	26,770		3,882	4	0
	06/2024	TWD	6,708		210	0	0
	06/2024		$546	IDR	8,626,648	0	(3)
	06/2024		18	INR	1,477	0	0

MYI	04/2024	BRL	309		$62	0	0
	04/2024	CNH	7,371		1,030	15	0
	04/2024	JPY	850,000		5,931	305	0
	04/2024		$62	BRL	309	0	0
	04/2024		1,445	DKK	9,977	0	(2)
	04/2024		31,844	EUR	29,425	0	(99)
	05/2024	CAD	4,000		$2,991	37	0
	05/2024	EUR	29,425		31,882	100	0
	06/2024	IDR	2,422,094		156	4	0
	06/2024	KRW	832,383		640	21	0
	06/2024		$294	IDR	4,642,478	0	(2)
	06/2024		47	INR	3,875	0	0
	04/2025	DKK	10,200		$1,506	1	0

RBC	04/2024		1,595		232	2	0
	04/2024		$10	MXN	181	1	0
	06/2024	IDR	3,055,272		$195	3	0
	06/2024		$389	MXN	6,570	1	0
	06/2024		270	TWD	8,347	0	(8)

SCX	04/2024	CNH	32,118		$4,469	44	0
	04/2024	DKK	17,087		2,493	21	0
	06/2024	KRW	1,708,375		1,308	37	0
	06/2024		$1,130	IDR	17,852,012	0	(8)
	06/2024		3,588	INR	298,797	0	(14)

SOG	06/2024	KRW	305,662		$235	8	0

TOR	04/2024		$2,813	JPY	420,386	0	(36)
	05/2024	AUD	95		$62	0	0

UAG	04/2024	CAD	600		445	2	0
	04/2024		$295	CAD	400	1	0
	04/2024		1,375	DKK	9,500	0	(1)
	04/2024		5,738	ZAR	107,459	0	(72)
	04/2025	DKK	9,500		$1,401	0	(1)

Total Forward Foreign Currency Contracts						$1,557	$(416)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.000%	07/17/2024	31,000	$13	$22

MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.000	10/17/2024	31,000	18	27
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.750	01/13/2025	30,900	28	51

Total Purchased Options							$59	$100

38	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2024

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.500%	04/08/2024	400	$(1)	$0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.850	04/08/2024	400	(1)	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.550	04/15/2024	300	(1)	(1)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.810	04/15/2024	300	(1)	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.560	04/18/2024	200	(1)	(1)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.850	04/18/2024	200	(1)	0

CKL	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.480	04/29/2024	1,300	(2)	(2)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.780	04/29/2024	1,300	(2)	(2)

FAR	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.705	04/22/2024	700	(2)	(2)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.105	04/22/2024	700	(2)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.690	04/26/2024	1,300	(3)	(5)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.090	04/26/2024	1,300	(3)	(2)

GLM	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.430	04/12/2024	400	(1)	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.770	04/12/2024	400	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	04/08/2024	400	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.900	04/08/2024	400	(1)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.680	04/15/2024	400	(1)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.080	04/15/2024	400	(1)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.685	04/18/2024	500	(2)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	04/18/2024	500	(2)	(2)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.085	04/18/2024	500	(2)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.150	04/18/2024	500	(2)	(1)

JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550	04/12/2024	500	(2)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.950	04/12/2024	500	(2)	(1)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.490	04/05/2024	200	(1)	0
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.810	04/05/2024	200	(1)	0

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	04/02/2024	900	(2)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.250	04/02/2024	900	(2)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.624	04/01/2024	400	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.627	04/01/2024	800	(3)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.024	04/01/2024	400	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.027	04/01/2024	800	(3)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	04/11/2024	300	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.900	04/11/2024	300	(1)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.678	04/25/2024	200	(1)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.078	04/25/2024	200	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.690	04/26/2024	300	(1)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.090	04/26/2024	300	(1)	(1)

Total Written Options							$(58)	$(29)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BOA	ABX.HE.AAA.6-2 Index «	0.110%	Monthly	05/25/2046	$	389	$(94)	$72	$0	$(22)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BOA	Pay	S&P 500 Total Return Index	58	5.640% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/15/2024	$	662	$0	$3	$3	$0
	Pay	S&P 500 Total Return Index	3,342	5.910% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/07/2024		38,159	0	170	170	0

BPS	Pay	S&P 500 Total Return Index	15,734	5.765% (1-Month USD-LIBOR plus a specified spread)	Maturity	11/20/2024		153,590	0	(22,973)	0	(22,973)

GST	Pay	S&P 500 Total Return Index	13,460	5.840% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/05/2025		153,687	0	674	674	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	39

Schedule of Investments	PIMCO RAE Fundamental Advantage PLUS Fund	(Cont.)

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
	Pay	S&P 500 Total Return Index	904	5.870% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/05/2025	$	10,322	$0	$39	$39	$0
	Pay	S&P 500 Total Return Index	237	5.900% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/12/2025		2,706	0	7	7	0

JPM	Receive	ERAUSLT Index	176,110	5.630% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/15/2024		104,148	0	(428)	0	(428)
	Pay	S&P 500 Total Return Index	10,568	5.900% (1-Month USD-LIBOR plus a specified spread)	Maturity	09/04/2024		103,997	0	(12,478)	0	(12,478)
	Receive	ERAUSLT Index	226,254	5.700% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/02/2024		133,802	0	(557)	0	(557)
	Receive	ERAUSLT Index	534,898	5.760% (1-Month USD-LIBOR plus a specified spread)	Maturity	11/20/2024		262,426	0	48,147	48,147	0
	Pay	S&P 500 Total Return Index	630	5.810% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/05/2025		7,193	0	32	32	0

MYI	Pay	S&P 500 Total Return Index	4,947	5.880% (1-Month USD-LIBOR plus a specified spread)	Monthly	07/31/2024		56,485	0	251	251	0

RBC	Receive	ERAUSLT Index	31,378	5.810% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/04/2024		18,556	0	(69)	0	(69)

									$0	$12,818	$49,323	$(36,505)

Total Swap Agreements									$(94)	$12,890	$49,323	$(36,527)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$28	$0	$173	$201	$(14)	$0	$(22)	$(36)	$165	$912	$1,077
BPS	346	0	0	346	(18)	0	(22,973)	(22,991)	(22,645)	22,661	16
BRC	58	0	0	58	(9)	0	0	(9)	49	(20)	29
BSH	5	0	0	5	0	0	0	0	5	0	5
CBK	20	0	0	20	(42)	(2)	0	(44)	(24)	0	(24)
CKL	0	0	0	0	0	(4)	0	(4)	(4)	0	(4)
DUB	259	0	0	259	(21)	0	0	(21)	238	183	421
FAR	0	0	0	0	0	(10)	0	(10)	(10)	0	(10)
GLM	26	22	0	48	(5)	(8)	0	(13)	35	(260)	(225)
GST	0	0	720	720	0	0	0	0	720	4,389	5,109
JPM	166	0	48,179	48,345	(42)	(1)	(13,463)	(13,506)	34,839	(47,019)	(12,180)
MBC	46	0	0	46	(22)	0	0	(22)	24	0	24
MYC	0	78	0	78	0	(4)	0	(4)	74	0	74
MYI	483	0	251	734	(103)	0	0	(103)	631	1,103	1,734
RBC	7	0	0	7	(8)	0	(69)	(77)	(70)	(560)	(630)
SCX	102	0	0	102	(22)	0	0	(22)	80	0	80
SOG	8	0	0	8	0	0	0	0	8	0	8
TOR	0	0	0	0	(36)	0	0	(36)	(36)	0	(36)
UAG	3	0	0	3	(74)	0	0	(74)	(71)	0	(71)

Total Over the Counter	$1,557	$100	$49,323	$50,980	$(416)	$(29)	$(36,527)	$(36,972)

(l)

Securities with an aggregate market value of $29,248 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2024.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

40	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2024

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$65	$65
Swap Agreements	0	7	0	0	623	630

	$0	$7	$0	$0	$688	$695

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,557	$0	$1,557
Purchased Options	0	0	0	0	100	100
Swap Agreements	0	0	49,323	0	0	49,323

	$0	$0	$49,323	$1,557	$100	$50,980

	$0	$7	$49,323	$1,557	$788	$51,675

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$4	$4
Futures	0	0	0	0	213	213
Swap Agreements	0	0	0	0	169	169

	$0	$0	$0	$0	$386	$386

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$416	$0	$416
Written Options	0	0	0	0	29	29
Swap Agreements	0	22	36,505	0	0	36,527

	$0	$22	$36,505	$416	$29	$36,972

	$0	$22	$36,505	$416	$415	$37,358

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$30	$30
Futures	0	0	1	0	(6,463)	(6,462)
Swap Agreements	0	2,301	0	0	(3,754)	(1,453)

	$0	$2,301	$1	$0	$(10,187)	$(7,885)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,134	$0	$3,134
Written Options	0	0	0	0	369	369
Swap Agreements	0	9	(22,208)	0	0	(22,199)

	$0	$9	$(22,208)	$3,134	$369	$(18,696)

	$0	$2,310	$(22,207)	$3,134	$(9,818)	$(26,581)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	41

Schedule of Investments	PIMCO RAE Fundamental Advantage PLUS Fund	(Cont.)	March 31, 2024

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$4	$4
Futures	0	0	0	0	449	449
Swap Agreements	0	(138)	0	0	13,234	13,096

	$0	$(138)	$0	$0	$13,687	$13,549

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$463	$0	$463
Purchased Options	0	0	0	0	41	41
Written Options	0	0	0	0	29	29
Swap Agreements	0	(27)	14,940	0	0	14,913

	$0	$(27)	$14,940	$463	$70	$15,446

	$0	$(165)	$14,940	$463	$13,757	$28,995

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$49,744	$0	$49,744
Industrials	0	13,386	0	13,386
Utilities	0	4,280	0	4,280
Municipal Bonds & Notes
Illinois	0	256	0	256
U.S. Government Agencies	0	140,279	0	140,279
U.S. Treasury Obligations	0	39,933	0	39,933
Non-Agency Mortgage-Backed Securities	0	63,816	215	64,031
Asset-Backed Securities	0	239,791	73	239,864
Sovereign Issues	0	3,831	0	3,831
Short-Term Instruments
Commercial Paper	0	8,127	0	8,127
Repurchase Agreements	0	184,339	0	184,339
Short-Term Notes	0	13	0	13
Japan Treasury Bills	0	5,615	0	5,615
U.S. Treasury Bills	0	367	0	367

	$0	$753,777	$288	$754,065

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$37,059	$0	$0	$37,059

Total Investments	$37,059	$753,777	$288	$791,124

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	695	0	695
Over the counter	0	50,980	0	50,980

	$0	$51,675	$0	$51,675

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(54)	(332)	0	(386)
Over the counter	0	(36,950)	(22)	(36,972)

	$(54)	$(37,282)	$(22)	$(37,358)

Total Financial Derivative Instruments	$(54)	$14,393	$(22)	$14,317

Totals	$37,005	$768,170	$266	$805,441

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

42	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO RAE PLUS Fund	March 31, 2024

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 122.6%

CORPORATE BONDS & NOTES 10.5%

BANKING & FINANCE 8.3%

AerCap Ireland Capital DAC
3.000% due 10/29/2028		$800	$724
3.300% due 01/30/2032		800	686

American Honda Finance Corp.
5.000% due 05/23/2025		2,500	2,490
5.904% due 02/12/2025 •		2,200	2,204

American Tower Corp.
3.800% due 08/15/2029		194	181

Aviation Capital Group LLC
5.500% due 12/15/2024		400	399

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		187	166

Bank of America Corp.
3.974% due 02/07/2030 •		166	157
5.933% due 09/15/2027 •		3,200	3,244
6.695% (SOFRRATE + 1.330%) due 04/02/2026 ~		1,300	1,310

Bank of America NA
6.137% (SOFRRATE + 0.780%) due 08/18/2025 ~		1,700	1,709

Barclays PLC
3.650% due 03/16/2025		700	687
3.932% due 05/07/2025 •		500	499
4.375% due 01/12/2026		700	687
4.375% due 03/15/2028 •(i)(j)		500	411
4.972% due 05/16/2029 •		200	196

BPCE SA
5.203% due 01/18/2027		250	251

Citibank NA
5.488% due 12/04/2026		7,200	7,279

Deutsche Bank AG
1.375% due 09/03/2026 •	EUR	1,700	1,768
3.961% due 11/26/2025 •		$600	592

Discover Bank
4.650% due 09/13/2028		1,006	974

Equitable Holdings, Inc.
4.350% due 04/20/2028		1,869	1,812

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	800	826

Ford Motor Credit Co. LLC
4.063% due 11/01/2024		$300	297
4.125% due 08/17/2027		400	380
5.800% due 03/05/2027		400	402
5.800% due 03/08/2029		600	603
7.350% due 11/04/2027		300	315

Goldman Sachs Group, Inc.
4.223% due 05/01/2029 •		166	160
5.798% due 08/10/2026 •		3,300	3,312
6.419% (SOFRRATE + 1.065%) due 08/10/2026 ~		700	703
7.213% (SOFRRATE + 1.850%) due 03/15/2028 ~		3,800	3,890

HSBC Holdings PLC
2.848% due 06/04/2031 •		300	259
4.292% due 09/12/2026 •		1,500	1,473
4.300% due 03/08/2026		500	491

ING Groep NV
4.250% due 05/16/2031 •(i)(j)		200	152

Jackson National Life Global Funding
6.516% (SOFRRATE + 1.150%) due 06/28/2024 ~		1,800	1,803

JPMorgan Chase & Co.
1.040% due 02/04/2027 •		600	555
1.578% due 04/22/2027 •		900	835
2.083% due 04/22/2026 •		100	96
3.782% due 02/01/2028 •		400	385
5.040% due 01/23/2028 •		1,100	1,097
6.070% due 10/22/2027 •		800	816

JPMorgan Chase Bank NA
5.110% due 12/08/2026		3,000	3,009

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley
4.585% (EUR003M + 0.650%) due 03/19/2027 ~	EUR	1,500	$1,622
5.050% due 01/28/2027 •		$4,400	4,385

Morgan Stanley Bank NA
5.882% due 10/30/2026		800	816

NatWest Group PLC
4.892% due 05/18/2029 •		1,784	1,747

Nissan Motor Acceptance Co. LLC
1.125% due 09/16/2024		400	391

Nordea Kredit Realkreditaktieselskab
1.500% due 10/01/2053	DKK	12,140	1,417

Nykredit Realkredit AS
1.000% due 04/01/2025		25,500	3,605
1.500% due 10/01/2052		25,576	2,984

Realkredit Danmark AS
1.000% due 04/01/2025		29,100	4,115
1.500% due 10/01/2053		17,446	2,036

Royal Bank of Canada
4.875% due 01/19/2027		$2,200	2,196

Stellantis Finance U.S., Inc.
2.691% due 09/15/2031		3,800	3,198

Toyota Motor Credit Corp.
5.850% due 08/22/2024 •		2,500	2,504

UBS AG
5.125% due 05/15/2024 (j)		770	768

UBS Group AG
4.194% due 04/01/2031 •		250	232
4.550% due 04/17/2026		1,100	1,083
4.751% due 05/12/2028 •		5,300	5,195

VICI Properties LP
4.750% due 02/15/2028		1,800	1,757

Wells Fargo & Co.
1.741% due 05/04/2030 •	EUR	1,100	1,083
3.000% due 04/22/2026		$1,000	957
3.196% due 06/17/2027 •		700	669

Wells Fargo Bank NA
6.152% (SOFRRATE + 0.800%) due 08/01/2025 ~		1,800	1,809

			94,854

INDUSTRIALS 1.8%

AngloGold Ashanti Holdings PLC
3.375% due 11/01/2028		1,600	1,441

Carrier Global Corp.
4.375% due 05/29/2025	EUR	500	543

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029		$800	745

Daimler Truck Finance North America LLC
5.200% due 01/17/2025		1,000	997

Expedia Group, Inc.
6.250% due 05/01/2025		264	265

Hyatt Hotels Corp.
1.800% due 10/01/2024		2,900	2,839

Hyundai Capital America
6.503% due 08/04/2025 •		2,500	2,515

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (c)		1,564	1,573

Imperial Brands Finance PLC
3.125% due 07/26/2024		598	593
3.500% due 07/26/2026		300	286

INEOS Finance PLC
2.125% due 11/15/2025	EUR	187	196

MPLX LP
2.650% due 08/15/2030		$1,000	861

Nakilat, Inc.
6.067% due 12/31/2033		87	90

Nissan Motor Co. Ltd.
3.522% due 09/17/2025		1,500	1,447
4.345% due 09/17/2027		2,900	2,759
4.810% due 09/17/2030		900	841

Perrigo Finance Unlimited Co.
4.650% due 06/15/2030		1,000	920

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

T-Mobile USA, Inc.
2.700% due 03/15/2032	$1,000	$841
3.375% due 04/15/2029	600	555

		20,307

UTILITIES 0.4%

Edison International
5.750% due 06/15/2027	62	63

Pacific Gas & Electric Co.
3.000% due 06/15/2028	800	731
4.550% due 07/01/2030	900	856

Southern California Edison Co.
4.875% due 02/01/2027	1,000	997
5.150% due 06/01/2029	1,500	1,507

Sprint LLC
7.125% due 06/15/2024	35	35

		4,189

Total Corporate Bonds & Notes (Cost $124,061)		119,350

MUNICIPAL BONDS & NOTES 0.1%

CALIFORNIA 0.1%

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
3.000% due 06/01/2046	630	582

Total Municipal Bonds & Notes (Cost $630)		582

U.S. GOVERNMENT AGENCIES 22.1%

Fannie Mae
0.415% due 03/25/2041 •(a)	148	11
1.265% due 03/25/2036 •(a)	49	4
4.550% due 03/01/2035 •	2	2
4.821% due 12/25/2036 •	3	3
4.897% due 06/01/2035 •	24	23
5.315% due 05/01/2035 •	1	1
5.496% due 12/25/2036 •	20	20
5.512% due 11/01/2034 •	1	1
5.715% due 01/01/2035 •	13	13
5.728% due 10/01/2035 •	11	11
5.730% due 06/01/2035 •	21	21
5.750% due 05/25/2035 ~	4	4
5.756% due 07/01/2035 •	14	14
5.775% due 09/01/2035 •	15	15
5.785% due 03/25/2037 - 09/25/2042 •	132	132
5.805% due 07/01/2035 •	9	9
5.815% due 07/25/2037 •	15	14
5.835% due 09/25/2035 •	28	28
5.901% due 08/01/2035 •	30	30
5.915% due 07/01/2034 •	67	66
5.972% due 08/01/2035 •	57	58
5.987% due 09/01/2035 •	7	7
6.067% due 12/01/2033 •	9	9
6.155% due 06/25/2037 •	17	17
6.185% due 01/25/2040 •	5	5
6.255% due 12/25/2039 •	9	9
6.274% due 12/01/2033 •	35	35
6.280% due 06/01/2043 •	31	31
6.281% due 07/01/2044 •	5	5
6.335% due 07/25/2039 •	4	4
6.854% due 11/01/2035 •	12	12
7.268% due 07/01/2036 •	18	19
7.270% due 09/01/2036 •	8	8
7.312% due 05/01/2036 •	15	15
7.432% due 08/01/2036 •	10	11

Freddie Mac
1.037% due 07/15/2036 •(a)	80	7
1.267% due 04/15/2036 •(a)	10	1
3.000% due 09/01/2032	1,115	1,057
4.000% due 11/01/2047 - 03/01/2049	1,255	1,188
4.500% due 01/15/2041 - 04/01/2041	171	167

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	43

Schedule of Investments	PIMCO RAE PLUS Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 03/01/2038		$836	$841
5.500% due 06/01/2027 - 05/01/2040		323	329
5.704% due 08/25/2031 •		18	19
5.763% due 02/15/2037 •		2	2
5.983% due 07/15/2041 •		194	193
6.000% due 02/01/2034 - 10/01/2039		471	485
6.003% due 06/15/2041 •		175	174
6.103% due 08/15/2037 •		50	50
6.133% due 08/15/2037 •		65	65
6.288% due 01/15/2038 •		32	32
6.289% due 02/25/2045 •		9	8

Ginnie Mae
3.500% due 01/15/2042 - 07/15/2045		2,930	2,732
3.750% due 11/20/2044 •		31	31
4.869% due 04/20/2068 •		90	91
5.000% due 06/15/2034 - 06/15/2041		851	859
6.000% due 05/15/2037 - 07/15/2037		40	41

U.S. Small Business Administration
5.290% due 12/01/2027		22	22
5.600% due 09/01/2028		182	178

Uniform Mortgage-Backed Security
3.000% due 01/01/2027 - 12/01/2032		2,143	2,028
3.500% due 06/01/2045 - 02/01/2049		10,708	9,765
4.000% due 07/01/2025 - 11/01/2028		253	244
4.500% due 04/01/2024 - 12/01/2052		19,827	18,917
5.000% due 02/01/2053 - 10/01/2053		4,724	4,610
5.500% due 12/01/2028 - 12/01/2039		615	621
6.000% due 05/01/2035 - 05/01/2041		226	233
6.500% due 09/01/2034		1	1

Uniform Mortgage-Backed Security, TBA
5.000% due 04/01/2054 - 05/01/2054		43,700	42,650
5.500% due 05/01/2054		51,000	50,751
6.000% due 05/01/2054		56,300	56,806
6.500% due 04/01/2054		53,300	54,461

Total U.S. Government Agencies (Cost $250,780)			250,326

U.S. TREASURY OBLIGATIONS 5.2%

U.S. Treasury Inflation Protected Securities (h)
0.125% due 07/15/2024		20,649	20,674
0.125% due 10/15/2024 (m)		12,980	12,901
0.125% due 04/15/2025 (m)		2,268	2,212
0.125% due 02/15/2052		332	196
0.250% due 01/15/2025 (m)		15,883	15,613
0.625% due 07/15/2032 (o)		1,380	1,252
0.625% due 02/15/2043 (o)		959	737
0.750% due 02/15/2045 (o)		1,964	1,509
1.000% due 02/15/2046 (m)		4,153	3,329
1.000% due 02/15/2048 (o)		1,095	864

Total U.S. Treasury Obligations (Cost $61,418)			59,287

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.7%

280 Park Avenue Mortgage Trust
6.698% due 09/15/2034 •		2,900	2,806

Adjustable Rate Mortgage Trust
5.017% due 01/25/2036 ~		110	85

American Home Mortgage Investment Trust
6.500% due 03/25/2047 þ		30	21

APS Resecuritization Trust
5.719% due 08/28/2054 ~		2,073	1,943

Avon Finance PLC
6.123% due 12/28/2049 •	GBP	3,646	4,603

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BAMLL Commercial Mortgage Securities Trust
2.829% due 01/15/2032		$2,400	$1,601

Banc of America Funding Trust
5.823% due 12/20/2046 •		85	69
5.863% due 04/20/2047 •		4	3
6.003% due 06/20/2047 •		233	181
6.412% due 10/25/2036 þ		1,740	1,476

Bear Stearns Adjustable Rate Mortgage Trust
4.742% due 07/25/2034 ~		6	6
6.058% due 08/25/2033 ~		3	3
6.148% due 01/25/2033 «~		29	28
6.262% due 04/25/2033 «~		1	1

Bear Stearns ALT-A Trust
5.138% due 05/25/2035 ~		2	2
5.944% due 01/25/2036 •		5	5

Bear Stearns Structured Products, Inc. Trust
5.115% due 01/26/2036 ~		69	52

BellaVista Mortgage Trust
6.043% due 01/22/2045 •		597	531

Braemar Hotels & Resorts Trust
6.318% due 06/15/2035 •		73	73

Chase Home Lending Mortgage Trust
3.250% due 09/25/2063 ~		2,235	1,970

Chase Mortgage Finance Trust
5.456% due 02/25/2037 «~		93	89

ChaseFlex Trust
6.044% due 07/25/2037 •		367	306

Chevy Chase Funding LLC Mortgage-Backed Certificates
5.694% due 01/25/2036 «•		99	88
5.694% due 06/25/2036 •		174	160

Citigroup Mortgage Loan Trust
6.170% due 09/25/2062 þ		5,569	5,573
6.980% due 05/25/2035 •		7	6
7.780% due 10/25/2035 •		8	7

Countrywide Alternative Loan Trust
3.877% due 05/25/2036 «~		178	135
5.500% due 05/25/2035 •		2,867	2,171
5.500% due 11/25/2035		5	3
5.804% due 05/25/2047 •		109	99
5.824% due 09/25/2046 •		340	315
5.844% due 08/25/2037 «•		11	7
6.000% due 06/25/2047		3,277	1,695
6.004% due 02/25/2037 •		655	524
6.083% due 12/20/2035 •		45	40
6.084% due 11/25/2035 •		223	180
6.089% due 12/25/2035 •		6	5
6.250% due 08/25/2036		133	77
6.649% due 08/25/2035 •		1,281	1,150

Countrywide Home Loan Mortgage Pass-Through Trust
6.104% due 02/25/2035 •		1	1
6.244% due 09/25/2034 «•		39	36
7.884% due 02/20/2036 •		7	6

Credit Suisse Mortgage Capital Mortgage-Backed Trust
1.926% due 07/27/2061 ~		3,038	2,919
3.402% due 03/25/2059 ~		772	767

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
6.104% due 02/25/2036 •		1,004	971
6.194% due 10/25/2047 •		198	151

Eurohome U.K. Mortgages PLC
5.493% due 06/15/2044 •	GBP	10	12

First Horizon Alternative Mortgage Securities Trust
4.710% due 08/25/2035 ~		$85	73

FWD Securitization Trust
2.240% due 01/25/2050 ~		54	50

GreenPoint Mortgage Funding Trust Pass-Through Certificates
6.364% due 10/25/2033 «~		16	14

GSR Mortgage Loan Trust
4.437% due 11/25/2035 ~		20	17
6.000% due 05/25/2037 «		207	146

HarborView Mortgage Loan Trust
5.661% due 07/19/2047 •		195	179
5.851% due 12/19/2036 •		54	43
5.941% due 01/19/2036 •		346	211
5.981% due 03/19/2035 •		792	781

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IndyMac INDX Mortgage Loan Trust
3.662% due 01/25/2036 ~		$82	$72
5.844% due 11/25/2046 •		8,257	7,479
6.084% due 07/25/2045 •		4	3

JP Morgan Chase Commercial Mortgage Securities Trust
6.740% due 03/15/2036 •		2,705	2,343

JP Morgan Mortgage Trust
5.308% due 04/25/2037 «~		4	3
5.750% due 01/25/2036		11	5

Legacy Mortgage Asset Trust
1.875% due 10/25/2068 þ		1,397	1,356
2.250% due 07/25/2067 þ		1,278	1,237

Lehman XS Trust
5.844% due 07/25/2047 •		3,887	3,726
5.944% due 08/25/2037 •		52	48

MASTR Adjustable Rate Mortgages Trust
4.827% due 10/25/2033 ~		45	37
5.889% due 12/25/2046 •		4,381	3,203

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
5.880% due 12/15/2030 •		62	58

Merrill Lynch Alternative Note Asset Trust
5.844% due 03/25/2037 •		452	113

Merrill Lynch Mortgage Investors Trust
5.420% due 05/25/2033 ~		3	3

Morgan Stanley Capital Trust
6.889% due 12/15/2038 •		2,900	2,708

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		1,849	1,743
3.500% due 10/25/2059 ~		41	38

Nomura Resecuritization Trust
6.344% due 03/25/2037 •		1,980	1,888

PHH Alternative Mortgage Trust
5.764% due 02/25/2037 •		161	117

PRET LLC
7.021% due 02/25/2054 þ		1,572	1,568

Residential Accredit Loans, Inc. Trust
5.784% due 01/25/2037 •		148	125
5.814% due 08/25/2036 •		689	621

Residential Asset Securitization Trust
6.000% due 09/25/2036		910	300
6.000% due 05/25/2037 «		332	165
6.250% due 07/25/2036 «		334	250

Sequoia Mortgage Trust
5.843% due 07/20/2036 •		110	95
5.863% due 06/20/2036 •		142	131

SFO Commercial Mortgage Trust
6.589% due 05/15/2038 •		5,800	5,652
6.939% due 05/15/2038 •		4,500	4,287

Stratton Mortgage Funding PLC
0.000% due 06/20/2060 •	GBP	1,000	1,266

Structured Adjustable Rate Mortgage Loan Trust
4.045% due 11/25/2035 ~		$47	42
4.414% due 01/25/2035 ~		26	26
4.728% due 08/25/2035 ~		43	37
5.145% due 09/25/2035 ~		30	26
5.764% due 10/25/2035 •		1,274	1,162
6.489% due 01/25/2035 •		88	75

Structured Asset Mortgage Investments Trust
3.635% due 05/25/2047 ~		2,105	1,653
6.004% due 02/25/2036 •		37	30
6.141% due 02/19/2035 «•		2	2

Towd Point Mortgage Funding
6.572% due 07/20/2045 •	GBP	376	475

Wachovia Mortgage Loan Trust LLC
5.937% due 05/20/2036 «~		$17	16

WaMu Mortgage Pass-Through Certificates Trust
3.730% due 01/25/2037 ~		441	371
3.989% due 06/25/2037 ~		1,099	945
4.244% due 12/25/2046 •		278	238
4.279% due 12/25/2036 ~		143	126
5.899% due 07/25/2047 •		34	27
5.969% due 10/25/2046 •		375	311
5.984% due 12/25/2045 •		1,854	1,813

44	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.024% due 10/25/2045 •		$10	$10
6.079% due 06/25/2046 •		2,734	2,353
6.084% due 01/25/2045 •		69	67
6.089% due 02/25/2046 •		218	191
6.589% due 10/25/2046 •		48	43

Washington Mutual Mortgage Pass-Through Certificates Trust
5.839% due 02/25/2047 •		150	130
6.000% due 07/25/2036		1,147	854

Wells Fargo Alternative Loan Trust
5.468% due 07/25/2037 ~		1,517	1,377
6.250% due 07/25/2037		89	75

Wells Fargo Commercial Mortgage Trust
3.244% due 12/15/2047		93	92

Total Non-Agency Mortgage-Backed Securities (Cost $89,955)			87,673

ASSET-BACKED SECURITIES 37.1%

ABFC Trust
5.884% due 01/25/2037 •		2,388	1,345
6.494% due 03/25/2034 •		1,540	1,470

ACE Securities Corp. Home Equity Loan Trust
6.059% due 12/25/2035 •		4,068	3,762

ACHV ABS Trust
6.810% due 11/25/2030		386	386
7.240% due 11/25/2030		700	706

Ally Auto Receivables Trust
5.460% due 05/15/2028		1,400	1,408
5.528% due 03/17/2025		4,900	4,901

American Express Credit Account Master Trust
4.870% due 05/15/2028		2,500	2,496

AmeriCredit Automobile Receivables Trust
6.190% due 04/19/2027		4,502	4,517

Arbor Realty Commercial Real Estate Notes Ltd.
7.725% due 05/15/2037 •		2,700	2,676
8.225% due 05/15/2037 •		2,700	2,684

AREIT Trust
7.261% due 11/17/2038 •		1,500	1,461

Ares CLO Ltd.
6.637% due 04/17/2033 •		2,800	2,800

Argent Securities Trust
5.554% due 09/25/2036 •		79	26

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
3.804% due 01/25/2034 •		112	103
3.886% due 02/25/2034 •		678	662

Asset-Backed Securities Corp. Home Equity Loan Trust
3.467% due 03/25/2036 •		11,443	9,638

Avis Budget Rental Car Funding AESOP LLC
3.350% due 09/22/2025		300	298
5.900% due 08/21/2028		2,200	2,243
6.120% due 04/20/2027		4,900	4,966

BA Credit Card Trust
4.790% due 05/15/2028		2,500	2,490
4.980% due 11/15/2028		4,800	4,815

Bank of America Auto Trust
5.830% due 05/15/2026		2,918	2,921

Bear Stearns Asset-Backed Securities Trust
5.764% due 08/25/2036 •		669	638
6.464% due 10/25/2035 •		748	735

Benefit Street Partners CLO Ltd.
6.526% due 10/15/2030 •		1,358	1,358
7.076% due 10/15/2030 •		3,300	3,313

Black Diamond CLO DAC
4.881% due 05/15/2032 •	EUR	3,447	3,702

BMW Vehicle Owner Trust
5.470% due 02/25/2028		$1,400	1,406

CarMax Auto Owner Trust
5.300% due 03/15/2027		4,000	3,997

Carrington Mortgage Loan Trust
5.704% due 02/25/2037 •		346	320

Carvana Auto Receivables Trust
5.380% due 03/12/2029		1,500	1,501

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.420% due 04/10/2028		$1,000	$1,000
5.620% due 01/10/2029		300	302
5.980% due 08/10/2026		541	541
6.410% due 09/10/2027		1,601	1,608

Chase Auto Owner Trust
5.480% due 04/26/2027		3,100	3,103

Chase Issuance Trust
4.720% due 01/15/2031		4,900	4,888

Citigroup Mortgage Loan Trust
5.744% due 12/25/2036 •		348	142
5.764% due 09/25/2036 •		2,640	1,951
6.344% due 09/25/2035 •		4,687	4,414

Citizens Auto Receivables Trust
5.110% due 04/17/2028		600	600
5.430% due 10/15/2026		800	800
6.130% due 07/15/2026		1,859	1,863
6.269% due 07/15/2026 •		1,562	1,566

Countrywide Asset-Backed Certificates Trust
4.641% due 05/25/2036 •		1,075	1,034
5.694% due 06/25/2047 •		1,443	1,384
5.724% due 12/25/2046 •		1,057	988
5.844% due 06/25/2037 •		2,104	2,098
5.944% due 01/25/2046 •		7,303	6,844
5.964% due 12/25/2036 •		4,125	3,854
6.044% due 06/25/2036 •		7	7

CPS Auto Receivables Trust
5.710% due 09/15/2027		886	886
6.130% due 09/15/2026		2,128	2,131

CRB Securitization Trust
6.960% due 10/20/2033		1,829	1,844

Credit-Based Asset Servicing & Securitization Trust
5.564% due 11/25/2036 •		19	9

DLLAA LLC
5.930% due 07/20/2026		463	464

Drive Auto Receivables Trust
5.830% due 12/15/2026		3,400	3,403

DT Auto Owner Trust
6.290% due 08/16/2027		3,024	3,034

Exeter Automobile Receivables Trust
5.310% due 08/16/2027		500	499
5.530% due 10/15/2026		1,500	1,499
5.600% due 08/17/2026		2,017	2,017
5.630% due 10/15/2026 (b)		600	600
5.700% due 05/15/2026 (b)		2,600	2,601

Fifth Third Auto Trust
5.800% due 11/16/2026		1,444	1,445

Ford Credit Auto Lease Trust
5.240% due 07/15/2026		9,000	8,988

Foursight Capital Automobile Receivables Trust
5.990% due 05/15/2028		2,222	2,230

Fremont Home Loan Trust
5.504% due 01/25/2037 •		11	5
6.104% due 01/25/2036 •		44	42

Gallatin CLO Ltd.
7.226% due 07/15/2031 •		2,700	2,708

GLS Auto Receivables Issuer Trust
5.570% due 02/16/2027		4,400	4,397
6.040% due 03/15/2027		1,556	1,559

GLS Auto Select Receivables Trust
5.960% due 10/16/2028		1,600	1,618
6.270% due 08/16/2027		2,654	2,666

GM Financial Automobile Leasing Trust
5.580% due 01/20/2026		1,820	1,820

GM Financial Consumer Automobile Receivables Trust
4.850% due 12/18/2028		1,600	1,597
5.120% due 02/16/2027		3,000	2,994
5.450% due 06/16/2028		1,400	1,407
5.919% due 09/16/2025 •		779	779

GMF Canada Leasing Trust Asset-Backed Notes
5.458% due 04/21/2025	CAD	893	665

GoldenTree Loan Management EUR CLO DAC
4.870% due 01/20/2032 •	EUR	14,200	15,222

GoldenTree Loan Management U.S. CLO Ltd.
6.477% due 04/24/2031 •		$2,900	2,901

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GSAA Home Equity Trust
5.684% due 06/25/2036 •		$67	$14

GSAMP Trust
5.534% due 01/25/2037 •		2,160	1,287
5.574% due 12/25/2046 •		1,369	717
5.594% due 12/25/2046 •		31	15
5.674% due 01/25/2037 •		4,200	3,438

Halseypoint CLO Ltd.
7.019% due 07/20/2031 •		1,300	1,302

Harvest CLO DAC
1.040% due 07/15/2031	EUR	800	822

Hertz Vehicle Financing LLC
1.990% due 06/25/2026		$1,200	1,158
5.490% due 06/25/2027		800	802

Home Equity Asset Trust
7.044% due 12/25/2034 •		985	970

Home Partners of America Trust
1.901% due 12/17/2026		438	397

Honda Auto Receivables Owner Trust
5.710% due 03/18/2026		2,800	2,803

HSI Asset Securitization Corp. Trust
5.664% due 12/25/2036 •		924	247
5.909% due 03/25/2036 •		9,256	8,234

Hyundai Auto Lease Securitization Trust
5.150% due 06/15/2026		10,100	10,082

Hyundai Auto Receivables Trust
4.990% due 02/15/2029		2,300	2,302
5.290% due 04/15/2027		2,200	2,199
5.480% due 04/17/2028		1,500	1,511

JP Morgan Mortgage Acquisition Trust
5.744% due 07/25/2036 •		65	28

Jubilee CLO DAC
4.592% due 04/15/2031 •	EUR	1,000	1,074

KKR CLO Ltd.
6.500% due 07/18/2030 •		$1,242	1,244
6.726% due 01/16/2028 •		2,022	2,027
7.160% due 07/18/2030 •		3,700	3,710

LCM LP
7.071% due 07/19/2027 •		3,100	3,110

LL ABS Trust
6.630% due 05/15/2030		286	286

Long Beach Mortgage Loan Trust
5.884% due 02/25/2036 •		106	103
6.004% due 10/25/2034 •		17	16
6.419% due 04/25/2035 •		62	61

M&T Bank Auto Receivables Trust
5.590% due 02/17/2032		700	700

M360 Ltd.
7.693% due 11/22/2038 •		2,700	2,601

Madison Park Euro Funding DAC
4.742% due 07/15/2032 •	EUR	1,800	1,932

Man GLG Euro CLO DAC
4.622% due 10/15/2030 •		336	363

Marlette Funding Trust
5.180% due 11/15/2032		$522	521
5.950% due 11/15/2032		2,000	1,997
6.070% due 04/15/2033		1,876	1,876

Master Credit Card Trust
6.169% due 01/21/2027 •		4,900	4,924

MASTR Asset-Backed Securities Trust
5.764% due 10/25/2036 •		299	151
5.924% due 03/25/2036 •		44	27

MF1 Ltd.
6.891% due 10/16/2036 •		4,600	4,511
7.076% due 02/19/2037 •		5,900	5,800
7.191% due 10/16/2036 •		4,600	4,462

MFA Trust
5.363% due 03/25/2060 þ		289	287

Morgan Stanley ABS Capital, Inc. Trust
5.574% due 01/25/2037 •		3,389	1,338
5.574% due 02/25/2037 •		775	687
5.694% due 03/25/2037 •		2,614	1,130
5.724% due 08/25/2036 •		414	211
6.374% due 07/25/2035 •		135	130

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	45

Schedule of Investments	PIMCO RAE PLUS Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Home Equity Loan Trust
5.614% due 04/25/2037 •		$1,622	$847

Morgan Stanley Mortgage Loan Trust
6.164% due 04/25/2037 •		36	10
6.465% due 09/25/2046 þ		714	236

Nelnet Student Loan Trust
6.640% due 02/20/2041		408	410
7.519% due 02/20/2041 •		408	409

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
6.104% due 10/25/2036 •		161	34

NovaStar Mortgage Funding Trust
5.704% due 03/25/2037 •		4,645	2,864
5.764% due 10/25/2036 •		225	118

OAK Hill European Credit Partners DAC
4.700% due 01/20/2032 •	EUR	1,628	1,751

Oaktree CLO Ltd.
6.699% due 10/20/2032 •		$3,300	3,306

Option One Mortgage Loan Trust Asset-Backed Certificates
6.179% due 11/25/2035 •		6,767	5,497

Ownit Mortgage Loan Trust
6.344% due 10/25/2036 •		30	28

OZLM Ltd.
7.029% due 07/20/2032 •		2,500	2,504
7.279% due 07/20/2032 •		1,500	1,504

Pagaya AI Debt Selection Trust
2.030% due 10/15/2029		348	345
4.970% due 01/15/2030		520	518
6.060% due 03/15/2030		2,617	2,614
7.128% due 06/16/2031		509	510
7.179% due 04/15/2031		901	903
7.228% due 07/15/2031		823	826
7.600% due 12/16/2030		900	906

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
6.419% due 07/25/2035 •		3,200	2,590
7.169% due 02/25/2035 •		3,359	2,989

PRET LLC
1.744% due 07/25/2051 þ		1,150	1,115
2.487% due 07/25/2051 þ		2,885	2,821
5.240% due 04/25/2052 þ		2,289	2,255
8.497% due 10/25/2053 þ		4,125	4,150

Reach ABS Trust
7.050% due 02/18/2031		424	425

Ready Capital Mortgage Financing LLC
7.703% due 10/25/2039 •		4,032	4,051
7.796% due 06/25/2037 •		1,664	1,672
7.881% due 10/25/2039 •		4,634	4,666
8.440% due 06/25/2037 •		4,700	4,715

Research-Driven Pagaya Motor Asset Trust
4.320% due 09/25/2030		635	617
5.380% due 11/25/2030		2,037	2,026
7.130% due 01/26/2032		460	464

Residential Asset Mortgage Products Trust
6.509% due 05/25/2035 •		2,000	1,891

Santander Drive Auto Receivables Trust
5.710% due 02/16/2027		500	500
5.810% due 01/15/2026		184	184
5.930% due 07/17/2028		1,400	1,421
6.080% due 08/17/2026		2,224	2,227
6.180% due 02/16/2027		4,397	4,406

SBNA Auto Lease Trust
5.390% due 11/20/2026		4,500	4,502
5.450% due 01/20/2026		2,600	2,597

Securitized Asset-Backed Receivables LLC Trust
5.944% due 05/25/2036 •		7,879	4,220
6.164% due 10/25/2035 •		304	250

Segovia European CLO DAC
4.850% due 07/20/2032 •	EUR	3,049	3,282

SFS Auto Receivables Securitization Trust
5.350% due 06/21/2027		$1,200	1,198

SG Mortgage Securities Trust
5.804% due 02/25/2036 •		8,766	4,406

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SMB Private Education Loan Trust
2.340% due 09/15/2034		$820	$805
6.869% due 11/15/2052 •		541	546

SoFi Professional Loan Program Trust
2.540% due 05/15/2046		1,887	1,774

Soundview Home Loan Trust
5.524% due 06/25/2037 •		57	37
5.704% due 02/25/2037 •		139	39
5.909% due 02/25/2036 •		143	131

Specialty Underwriting & Residential Finance Trust
5.296% due 12/25/2036 •		692	658

Starwood Mortgage Trust
7.119% due 11/15/2038 •		9,100	8,759

Structured Asset Securities Corp. Mortgage Loan Trust
5.604% due 03/25/2036 •		1,349	1,280
5.864% due 02/25/2037 •		1,321	1,277

Symphony Static CLO Ltd.
6.416% due 10/25/2029 •		1,050	1,050

Theorem Funding Trust
7.580% due 04/15/2029		523	527

TIAA CLO Ltd.
7.279% due 01/20/2032 •		6,900	6,918

Toro European CLO DAC
4.856% due 01/12/2032 •	EUR	12,200	13,127

Tricolor Auto Securitization Trust
6.610% due 10/15/2027		$1,380	1,382

Veros Auto Receivables Trust
7.120% due 11/15/2028		2,269	2,278

Volkswagen Auto Lease Trust
5.400% due 12/21/2026		5,400	5,411

WaMu Asset-Backed Certificates WaMu Trust
5.684% due 05/25/2037 •		449	395

Westlake Automobile Receivables Trust
5.960% due 10/15/2026		2,837	2,839
5.989% due 10/15/2026 •		2,742	2,746
6.230% due 01/15/2027		5,100	5,126

World Omni Auto Receivables Trust
5.570% due 12/15/2026		940	940

Total Asset-Backed Securities (Cost $428,787)			420,193

SOVEREIGN ISSUES 0.5%

Argentina Treasury Bond BONCER
0.000% due 06/30/2025 (f)	ARS	9,874	14

Brazil Letras do Tesouro Nacional
0.000% due 07/01/2024 (f)	BRL	21,900	4,264

Mexico Government International Bond
2.750% due 11/27/2031 (h)	MXN	25,811	1,338
3.000% due 12/03/2026 (h)		3,247	181
4.000% due 11/30/2028 (h)		7,346	422

Total Sovereign Issues (Cost $6,136)			6,219

		SHARES
COMMON STOCKS 2.5%

COMMUNICATION SERVICES 0.1%

Verizon Communications, Inc.		4,617	194

Walt Disney Co.		4,617	565

			759

CONSUMER DISCRETIONARY 0.4%

Amazon.com, Inc. (d)		4,617	833

Home Depot, Inc.		4,617	1,771

McDonald’s Corp.		4,617	1,302

NIKE, Inc. ‘B’		4,617	434

			4,340

CONSUMER STAPLES 0.1%

Coca-Cola Co.		4,617	282

	SHARES	MARKET VALUE (000S)

Procter & Gamble Co.	4,617	$749

Walmart, Inc.	4,617	278

		1,309

ENERGY 0.1%

Chevron Corp.	4,617	728

FINANCIALS 0.5%

American Express Co.	4,617	1,051

Goldman Sachs Group, Inc.	4,617	1,928

JPMorgan Chase & Co.	4,617	925

Travelers Cos., Inc.	4,617	1,063

Visa, Inc. ‘A’	4,617	1,289

		6,256

HEALTH CARE 0.4%

Amgen, Inc.	4,617	1,313

Johnson & Johnson	4,617	730

Merck & Co., Inc.	4,617	609

UnitedHealth Group, Inc.	4,617	2,284

		4,936

INDUSTRIALS 0.4%

3M Co.	4,617	490

Boeing Co. (d)	4,617	891

Caterpillar, Inc.	4,617	1,692

Honeywell International, Inc.	4,617	947

		4,020

INFORMATION TECHNOLOGY 0.5%

Apple, Inc.	4,617	792

Cisco Systems, Inc.	4,617	230

Intel Corp.	4,617	204

International Business Machines Corp.	4,617	882

Microsoft Corp.	4,617	1,942

salesforce.com, Inc.	4,617	1,391

		5,441

MATERIALS 0.0%

Dow, Inc.	4,617	267

Total Common Stocks (Cost $27,270)		28,056

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 36.9%

COMMERCIAL PAPER 3.7%

Alimentation Couche-Tard, Inc.
5.540% due 04/12/2024	$650	649
5.540% due 04/25/2024	950	946
5.560% due 04/04/2024	550	549
5.560% due 04/16/2024	650	648

Amcor Flexibles North America, Inc.
5.520% due 04/10/2024	250	250
5.520% due 04/15/2024	450	449

American Electric Power Co., Inc.
5.500% due 04/02/2024	350	350
5.560% due 04/22/2024	550	548
5.560% due 05/15/2024	400	397
5.580% due 05/01/2024	1,050	1,044
5.590% due 06/11/2024	600	593

Arrow Electronics, Inc.
5.750% due 04/04/2024	250	250

46	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

AT&T, Inc.
5.520% due 04/18/2024		$2,350	$2,343

Bacardi Martini BV
5.900% due 04/17/2024		250	249

Bank of Nova Scotia
5.128% due 05/01/2024	CAD	6,600	4,849
5.170% due 04/09/2024		800	590

Campbell Soup Co.
5.630% due 04/03/2024		$350	350

Constellation Energy Generation LLC
5.500% due 04/02/2024		250	250

Crown Castle, Inc.
5.810% due 04/09/2024		250	250
5.830% due 04/09/2024		250	250
5.830% due 04/16/2024		250	249
5.830% due 04/30/2024		550	547
5.850% due 05/02/2024		1,150	1,143

CVS Health Corp.
5.570% due 04/01/2024		350	350
5.600% due 04/01/2024		1,050	1,049

Dominion Energy, Inc.
5.580% due 04/22/2024		250	249
5.580% due 05/13/2024		500	496
5.600% due 04/16/2024		250	249
5.600% due 04/23/2024		950	946

Duke Energy Corp.
5.500% due 05/07/2024		650	646

Enbridge U.S., Inc.
5.520% due 04/05/2024		250	250
5.530% due 04/15/2024		650	648

Entergy Corp.
5.530% due 04/26/2024		250	249
5.600% due 05/02/2024		250	249
5.600% due 05/21/2024		250	248
5.600% due 07/02/2024		350	345

Equifax, Inc.
5.500% due 04/08/2024		250	250

Eversource Energy
5.600% due 04/04/2024		400	400
5.600% due 04/12/2024		450	449
5.620% due 04/01/2024		500	500
5.630% due 04/15/2024		600	598
5.630% due 04/16/2024		250	249
5.630% due 04/17/2024		450	449
5.630% due 04/23/2024		400	398

Intercontinental Exchange, Inc.
5.520% due 04/17/2024		250	249
5.520% due 04/18/2024		250	249
5.540% due 04/24/2024		250	249

Keurig Dr Pepper, Inc.
5.480% due 04/04/2024		700	699

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.520% due 04/17/2024		$1,250	$1,246
5.550% due 04/22/2024		850	847

L3Harris Technologies, Inc.
5.520% due 04/15/2024		350	349
5.520% due 04/17/2024		250	249
5.520% due 04/18/2024		250	249
5.600% due 04/01/2024		250	250
5.650% due 04/08/2024		250	250
5.650% due 04/11/2024		250	249

Microchip Technology, Inc.
5.570% due 04/19/2024		250	249

National Grid North America, Inc.
5.520% due 04/18/2024		250	249
5.520% due 04/26/2024		350	348

NextEra Energy Capital Holdings, Inc.
5.570% due 04/24/2024		250	249
5.570% due 04/25/2024		250	249
5.570% due 04/26/2024		250	249
5.600% due 05/06/2024		250	248
5.600% due 05/07/2024		400	398
5.600% due 05/08/2024		300	298

Penske Truck Leasing Co. LP
5.500% due 04/03/2024		250	250
5.550% due 04/26/2024		450	448

Phillips 66
5.550% due 04/02/2024		950	949
5.550% due 04/04/2024		750	749

Rogers Communications, Inc.
5.640% due 04/11/2024		250	249

Royal Bank of Canada
5.129% due 05/01/2024	CAD	1,000	735

Southern California Edison Co.
5.530% due 04/11/2024		$500	499

Southern Co.
5.550% due 04/22/2024		250	249
5.550% due 04/23/2024		500	498
5.550% due 04/24/2024		250	249

Toronto-Dominion Bank
5.042% due 04/26/2024	CAD	200	147
5.121% due 05/02/2024		1,400	1,028

VW Credit, Inc.
5.550% due 04/18/2024		$1,000	997
5.550% due 04/23/2024		300	299

			42,028

REPURCHASE AGREEMENTS (k) 27.3%
			309,891

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 0.2%

Argentina Treasury Bond BONCER
3.750% due 05/20/2024	ARS	23,149	$24

M&T Bank Auto Receivables Trust
5.643% due 03/17/2025		$1,700	1,701

			1,725

JAPAN TREASURY BILLS 5.7%
(0.063)% due 04/15/2024 - 07/01/2024 (e)(f)	JPY	9,740,000	64,345

U.S. TREASURY BILLS 0.0%
5.355% due 04/11/2024 (f)(g)		$13	13

Total Short-Term Instruments (Cost $419,450)			418,002

Total Investments in Securities (Cost $1,408,487)			1,389,688

		SHARES
INVESTMENTS IN AFFILIATES 5.7%

SHORT-TERM INSTRUMENTS 5.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.7%

PIMCO Short Asset Portfolio		5,081,203	49,491

PIMCO Short-Term Floating NAV Portfolio III		1,596,161	15,526

Total Short-Term Instruments (Cost $64,752)			65,017

Total Investments in Affiliates (Cost $64,752)			65,017

Total Investments 128.3% (Cost $1,473,239)			$1,454,705

Financial Derivative Instruments (l)(n) 6.1% (Cost or Premiums, net $8,394)			69,266

Other Assets and Liabilities, net (34.4)%			(390,280)

Net Assets 100.0%			$1,133,691

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Coupon represents a yield to maturity.
(h)	Principal amount of security is adjusted for inflation.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	47

Schedule of Investments	PIMCO RAE PLUS Fund	(Cont.)

(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount		Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOM	4.960%	03/28/2024	04/05/2024	CAD	40,000	Province of Ontario 4.150% due 12/02/2054	$(30,510)	$29,530	$29,546
	4.970	03/20/2024	04/02/2024		10,000	Province of Ontario 2.900% due 06/02/2049	(7,703)	7,383	7,395
BOS	5.400	03/28/2024	04/01/2024	$	86,500	U.S. Treasury Notes 0.250% due 09/30/2025	(88,094)	86,500	86,552
	5.450	04/01/2024	04/02/2024		58,900	U.S. Treasury Bonds 2.250% due 05/15/2041	(60,099)	58,900	58,900
DEU	5.260	03/28/2024	04/01/2024		13,900	U.S. Treasury Bonds 2.000% due 11/15/2041	(14,251)	13,900	13,908
FICC	2.600	03/28/2024	04/01/2024		1,453	U.S. Treasury Notes 5.000% due 09/30/2025	(1,482)	1,453	1,454
JPS	5.430	03/28/2024	04/01/2024		25,500	U.S. Treasury Notes 4.250% due 12/31/2025	(26,009)	25,500	25,515
NXN	5.380	03/28/2024	04/01/2024		12,900	U.S. Treasury Bonds 4.000% due 11/15/2052	(13,227)	12,900	12,908
TOR	4.920	04/01/2024	04/04/2024	CAD	100,000	Province of Ontario 2.900% due 12/02/2046	(38,049)	73,825	73,825
						Province of Quebec 4.250% due 12/01/2043	(37,936)

Total Repurchase Agreements							$(317,360)	$309,891	$310,003

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOM	$36,941	$0	$0	$36,941	$(38,213)	$(1,272)
BOS	145,452	0	0	145,452	(148,193)	(2,741)
DEU	13,908	0	0	13,908	(14,251)	(343)
FICC	1,454	0	0	1,454	(1,482)	(28)
JPS	25,515	0	0	25,515	(26,009)	(494)
NXN	12,908	0	0	12,908	(13,227)	(319)
TOR	73,825	0	0	73,825	(75,985)	(2,160)

Total Borrowings and Other Financing Transactions	$310,003	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(l) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May Futures	$108.500	04/26/2024	8	$	8	$(3)	$(1)
Put - CBOT U.S. Treasury 10-Year Note May Futures	109.000	04/26/2024	15		15	(4)	(2)
Call - CBOT U.S. Treasury 10-Year Note May Futures	111.500	04/26/2024	8		8	(3)	(3)
Call - CBOT U.S. Treasury 10-Year Note May Futures	113.000	04/26/2024	15		15	(8)	(2)

Total Written Options						$(18)	$(8)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2024	178	$	19,049	$(2)	$0	$(21)
U.S. Treasury 10-Year Note June Futures	06/2024	1,185		131,294	487	0	(92)
U.S. Treasury Long-Term Bond June Futures	06/2024	167		20,113	308	42	0

					$793	$42	$(113)

48	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2024

SHORT FUTURES CONTRACTS
Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
E-Mini DJIA Index June Futures	06/2024	139	$	(27,922)	$(660)	$0	$(22)
Euro-Bund June Futures	06/2024	42		(6,044)	(88)	0	(29)
Euro-Buxl 30-Year Bond June Futures	06/2024	16		(2,344)	(48)	0	(28)

					$(796)	$0	$(79)

Total Futures Contracts					$(3)	$42	$(192)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
AT&T, Inc.	1.000%	Quarterly	06/20/2026	0.473%	$	900	$16	$(6)	$10	$0	$0
AT&T, Inc.	1.000	Quarterly	06/20/2028	0.595		200	(1)	4	3	0	0
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2025	0.284		200	7	5	12	0	0
General Electric Co.	1.000	Quarterly	12/20/2026	0.204		1,900	22	18	40	0	0
General Motors Co.	5.000	Quarterly	12/20/2026	0.493		1,970	391	(159)	232	0	0
General Motors Co.	5.000	Quarterly	06/20/2028	0.825		2,425	292	100	392	2	0
Verizon Communications, Inc.	1.000	Quarterly	12/20/2024	0.261		800	2	2	4	0	0

							$729	$(36)	$693	$2	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.HY-40 5-Year Index	5.000%	Quarterly	06/20/2028	$	297	$0	$23	$23	$0	$0
CDX.HY-41 5-Year Index	5.000	Quarterly	12/20/2028		9,207	293	400	693	3	0
CDX.HY-42 5-Year Index	5.000	Quarterly	06/20/2029		2,400	170	7	177	0	0
CDX.IG-38 5-Year Index	1.000	Quarterly	06/20/2027		100	1	1	2	0	0
CDX.IG-39 5-Year Index	1.000	Quarterly	12/20/2027		100	1	1	2	0	0
CDX.IG-40 5-Year Index	1.000	Quarterly	06/20/2028		700	10	6	16	0	0
CDX.IG-41 5-Year Index	1.000	Quarterly	12/20/2028		39,500	869	46	915	3	0
CDX.IG-42 5-Year Index	1.000	Quarterly	06/20/2029		126,400	2,859	39	2,898	11	0

						$4,203	$523	$4,726	$17	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day GBP-SONIO Compounded-OIS	4.320%	Annual	10/20/2033	GBP	300	$(2)	$21	$19	$1	$0
Receive	1-Day GBP-SONIO Compounded-OIS	3.700	Annual	03/28/2034		200	(1)	0	(1)	0	(1)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	1.000	Annual	03/21/2034	JPY	3,820,000	(30)	(373)	(403)	0	(53)
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2024	$	77,700	(3,088)	172	(2,916)	0	(34)
Pay	1-Day USD-SOFR Compounded-OIS	0.407	Semi-Annual	07/21/2024		124,700	20	(3,319)	(3,299)	0	(76)
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Semi-Annual	06/17/2025		11,100	(157)	656	499	12	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/21/2025		78,690	1,173	960	2,133	67	0
Receive	1-Day USD-SOFR Compounded-OIS	4.000	Annual	03/20/2026		29,700	294	35	329	36	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	4.000	Annual	06/20/2026		67,900	(172)	625	453	103	0
Receive	1-Day USD-SOFR Compounded-OIS	2.500	Semi-Annual	12/20/2027		4,700	(54)	336	282	10	0
Receive	1-Day USD-SOFR Compounded-OIS	3.650	Annual	05/31/2028		20,000	0	347	347	34	0
Receive	1-Day USD-SOFR Compounded-OIS	3.655	Annual	05/31/2028		2,600	0	45	45	4	0
Receive	1-Day USD-SOFR Compounded-OIS	3.691	Annual	05/31/2028		19,670	0	310	310	34	0
Receive	1-Day USD-SOFR Compounded-OIS	3.807	Annual	05/31/2028		500	0	6	6	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/21/2028		6,390	136	173	309	11	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		21,000	190	(52)	138	32	0
Receive	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2030		23,100	558	1,041	1,599	39	0
Receive	1-Day USD-SOFR Compounded-OIS	1.063	Semi-Annual	03/15/2031		21,700	142	3,964	4,106	33	0
Receive	1-Day USD-SOFR Compounded-OIS	1.277	Semi-Annual	07/21/2031		57,800	(16)	10,980	10,964	81	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		8,400	1,178	305	1,483	10	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2033		1,500	(29)	34	5	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2033		67,600	4,419	1,271	5,690	65	0
Receive	1-Day USD-SOFR Compounded-OIS	4.250	Annual	11/22/2033		500	(2)	(12)	(14)	0	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	49

Schedule of Investments	PIMCO RAE PLUS Fund	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-SOFR Compounded-OIS	3.950%	Annual	12/19/2033	$	600	$(3)	$1	$(2)	$0	$0
Receive	1-Day USD-SOFR Compounded-OIS	3.842	Annual	12/26/2033		300	(1)	2	1	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.854	Annual	12/29/2033		700	(3)	5	2	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	01/02/2034		500	(2)	8	6	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.810	Annual	01/02/2034		300	(1)	3	2	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.684	Annual	01/03/2034		400	(2)	9	7	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.648	Annual	01/08/2034		800	(4)	20	16	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.670	Annual	01/08/2034		800	(4)	19	15	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.594	Annual	01/09/2034		800	0	20	20	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.600	Annual	01/17/2034		900	(4)	25	21	1	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2034		41,400	(561)	707	146	20	0
Receive	1-Day USD-SOFR Compounded-OIS	0.982	Semi-Annual	02/15/2036		5,500	(1)	1,658	1,657	2	0
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Semi-Annual	06/16/2051		11,300	2,127	2,992	5,119	0	(15)
Receive	1-Day USD-SOFR Compounded-OIS	2.750	Annual	06/21/2053		9,540	514	1,159	1,673	0	(16)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.500	Annual	06/20/2054		6,900	(155)	253	98	0	(14)
Pay	6-Month AUD-BBR-BBSW	4.500	Semi-Annual	09/20/2033	AUD	47,700	(48)	846	798	173	0
Pay	6-Month EUR-EURIBOR	3.370	Annual	10/09/2028	EUR	900	(2)	25	23	2	0
Pay	6-Month EUR-EURIBOR	3.450	Annual	10/20/2028		900	(2)	29	27	2	0
Receive	6-Month EUR-EURIBOR	3.270	Annual	11/08/2028		1,000	(2)	(21)	(23)	0	(2)
Receive	6-Month EUR-EURIBOR	3.255	Annual	11/22/2028		500	(1)	(10)	(11)	0	(1)
Receive	6-Month EUR-EURIBOR	3.179	Annual	11/29/2028		300	(1)	(5)	(6)	0	(1)
Receive	6-Month EUR-EURIBOR	2.920	Annual	12/13/2028		1,000	(2)	(6)	(8)	0	(3)
Receive	6-Month EUR-EURIBOR	2.880	Annual	12/19/2028		800	(1)	(4)	(5)	0	(2)
Receive	6-Month EUR-EURIBOR	2.950	Annual	12/29/2028		400	(1)	(3)	(4)	0	(1)
Receive	6-Month EUR-EURIBOR	2.760	Annual	01/03/2029		700	(1)	0	(1)	0	(2)
Pay	6-Month EUR-EURIBOR	3.270	Annual	08/21/2033		600	(2)	49	47	3	0
Pay	6-Month EUR-EURIBOR	3.300	Annual	10/03/2033		1,600	(6)	102	96	8	0
Receive	6-Month EUR-EURIBOR	3.250	Annual	11/06/2033		500	(2)	(27)	(29)	0	(3)
Receive	6-Month EUR-EURIBOR	3.148	Annual	11/20/2033		600	(2)	(27)	(29)	0	(3)
Receive	6-Month EUR-EURIBOR	3.280	Annual	11/22/2033		200	(1)	(11)	(12)	0	(1)
Receive	6-Month EUR-EURIBOR	3.305	Annual	11/27/2033		200	(1)	(12)	(13)	0	(1)
Receive	6-Month EUR-EURIBOR	3.128	Annual	12/04/2033		300	(1)	(13)	(14)	0	(2)
Receive	6-Month EUR-EURIBOR	3.063	Annual	12/06/2033		500	(2)	(19)	(21)	0	(3)
Receive	6-Month EUR-EURIBOR	2.990	Annual	12/08/2033		600	(2)	(19)	(21)	0	(3)
Receive	6-Month EUR-EURIBOR	2.970	Annual	12/15/2033		700	(3)	(20)	(23)	0	(4)
Receive	6-Month EUR-EURIBOR	2.890	Annual	12/22/2033		700	(3)	(15)	(18)	0	(4)
Receive	6-Month EUR-EURIBOR	2.910	Annual	12/29/2033		400	(1)	(10)	(11)	0	(2)
Receive	6-Month EUR-EURIBOR	2.650	Annual	01/08/2034		700	(3)	0	(3)	0	(4)
Pay	6-Month EUR-EURIBOR	2.760	Annual	03/04/2034		500	(2)	10	8	3	0
Pay	6-Month EUR-EURIBOR	2.750	Annual	03/05/2034		500	(2)	10	8	3	0
Receive(5)	6-Month EUR-EURIBOR	2.670	Annual	04/03/2034		400	(1)	(2)	(3)	0	(3)
Pay(5)	6-Month EUR-EURIBOR	2.750	Annual	09/18/2034		19,000	326	105	431	109	0
Receive(5)	6-Month EUR-EURIBOR	2.500	Annual	09/18/2054		8,400	(446)	17	(429)	0	(101)
Pay	CAONREPO Index	4.177	Semi-Annual	03/20/2026	CAD	40,000	0	(20)	(20)	0	(23)

							$6,244	$25,355	$31,599	$904	$(378)

Total Swap Agreements							$11,176	$25,842	$37,018	$923	$(378)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(6)		Total	Market Value		Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options		Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$42	$924	$966		$(8)	$(192)	$(378)	$(578)

(m)

Securities with an aggregate market value of $9,257 and cash of $15,648 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

50	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2024

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(6)	Unsettled variation margin asset of $1 for closed swap agreements is outstanding at period end.

(n) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2024		$89	AUD	135	$0	$(1)
	05/2024	AUD	135		$89	0	0

BOA	04/2024	CAD	50,061		36,856	0	(103)
	04/2024	DKK	25,337		3,683	18	0
	04/2024	EUR	1,402		1,521	8	0
	04/2024	IDR	3,293,847		208	1	0
	04/2024	JPY	653,653		4,326	8	0
	04/2024	KRW	199,978		149	1	0
	04/2024		$124	AUD	190	0	(1)
	05/2024	AUD	190		$124	1	0
	05/2024		$367	DKK	2,517	0	(2)
	05/2024		4,326	JPY	650,681	0	(8)
	06/2024	KRW	1,238,450		$945	23	0
	06/2024		$43	IDR	671,905	0	(1)

BPS	04/2024	BRL	11,220		$2,249	12	0
	04/2024	CNH	14,495		2,019	23	0
	04/2024	GBP	5,256		6,672	38	0
	04/2024	IDR	6,776,502		427	1	0
	04/2024	KRW	548,835		409	2	0
	04/2024		$2,250	BRL	11,220	0	(13)
	04/2024		738	CNH	5,353	0	(1)
	04/2024		1,669	EUR	1,541	0	(7)
	05/2024	BRL	5,283		$1,057	7	0
	05/2024	CNH	5,346		738	1	0
	05/2024	TWD	70,014		2,267	76	0
	05/2024		$466	DKK	3,204	0	(2)
	06/2024	KRW	2,287,795		$1,751	49	0
	06/2024	TWD	383,246		12,383	363	0
	06/2024		$546	IDR	8,598,304	0	(5)
	06/2024		3,871	INR	322,476	0	(13)
	07/2024	BRL	5,986		$1,190	7	0

BRC	04/2024	CNH	20,198		2,810	27	0
	04/2024	HKD	893		114	0	0
	04/2024	IDR	2,363,587		149	0	0
	04/2024		$1,850	DKK	12,700	0	(13)
	04/2024		17	ZAR	320	0	0
	05/2024	TRY	5,016		$146	0	0
	06/2024	JPY	2,047,753		14,052	366	0
	06/2024	KRW	2,735,889		2,094	58	0
	06/2024	MXN	114		7	0	0
	06/2024		$16	INR	1,359	0	0
	07/2024	JPY	1,700,000		$11,387	2	0

BSH	07/2024	BRL	12,400		2,458	7	0

CBK	04/2024		13,053		2,654	51	0
	04/2024	CAD	101,356		74,923	94	(1)
	04/2024	CNH	20,807		2,893	26	0
	04/2024		$1,150	AUD	1,737	0	(18)
	04/2024		2,613	BRL	13,053	0	(11)
	05/2024	CAD	2,400		$1,786	13	0
	05/2024		$7,109	BRL	35,594	0	(34)
	06/2024	KRW	322,314		$246	6	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	51

Schedule of Investments	PIMCO RAE PLUS Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	06/2024		$204	IDR	3,225,719	$0	$(2)
	06/2024		50	KRW	66,048	0	(1)

DUB	04/2024	BRL	2,062		$413	2	0
	04/2024	EUR	44,391		48,249	358	0
	04/2024	IDR	9,438,622		595	0	0
	04/2024		$413	BRL	2,062	0	(2)
	05/2024		1,711		8,491	0	(24)
	06/2024	KRW	2,549,337		$1,959	62	0

GLM	04/2024	BRL	498		100	1	0
	04/2024		$100	BRL	498	0	0
	04/2024		2,512	DKK	17,318	0	(7)
	06/2024	IDR	6,285,433		$399	3	0
	06/2024		$2,041	MXN	34,382	3	(2)
	07/2024	BRL	6,500		$1,312	27	0
	04/2025	DKK	17,700		2,617	5	0

JPM	04/2024	BRL	11,202		2,242	9	0
	04/2024	CAD	38,986		28,887	108	(2)
	04/2024	KRW	391,617		292	1	0
	04/2024		$2,290	BRL	11,202	0	(56)
	06/2024	IDR	2,374,067		$150	1	0
	06/2024	KRW	3,033,449		2,325	68	0
	06/2024	TWD	37,233		1,199	31	0
	06/2024		$2,107	IDR	33,288,704	0	(14)
	06/2024		532	INR	44,275	0	(2)
	06/2024		9,054	MXN	153,748	80	0
	07/2024	BRL	4,718		$945	13	0

MBC	04/2024	AUD	1,033		675	3	(1)
	04/2024	BRL	604		121	1	0
	04/2024	CNH	29,942		4,168	43	0
	04/2024	IDR	1,136,068		71	0	0
	04/2024	JPY	75,700		505	5	0
	04/2024		$121	BRL	604	0	0
	04/2024		36,086	CAD	48,938	43	0
	04/2024		6,639	GBP	5,256	0	(5)
	05/2024	CAD	48,916		$36,086	0	(44)
	05/2024	DKK	49,770		7,217	8	0
	05/2024	GBP	5,256		6,640	5	0
	06/2024	TWD	11,066		347	0	0
	06/2024		$973	IDR	15,382,704	0	(6)
	06/2024		452	INR	37,755	0	0

MYI	04/2024	BRL	604		$121	1	0
	04/2024	CAD	200		147	0	0
	04/2024	CNH	13,900		1,942	28	0
	04/2024	JPY	1,490,000		10,396	534	0
	04/2024		$121	BRL	604	0	0
	04/2024		2,748	DKK	18,975	0	(4)
	04/2024		47,890	EUR	44,252	0	(148)
	05/2024	CAD	6,600		$4,935	60	0
	05/2024	EUR	44,252		47,948	151	0
	05/2024		$1,185	JPY	178,200	0	(3)
	06/2024	IDR	5,708,066		$368	9	0
	06/2024	KRW	2,068,712		1,589	50	0
	06/2024	TWD	14,331		458	9	0
	06/2024		$490	IDR	7,735,662	0	(3)
	06/2024		65	INR	5,397	0	0
	04/2025	DKK	19,400		$2,864	1	0

RBC	04/2024		3,024		440	3	0
	04/2024		$17	MXN	308	1	0
	06/2024	TWD	22,742		$735	22	0
	06/2024		$403	IDR	6,325,125	0	(5)
	06/2024		751	MXN	12,687	3	0

SCX	04/2024	CNH	60,563		$8,427	83	0
	04/2024	DKK	32,401		4,726	40	0
	06/2024	KRW	2,801,733		2,145	60	0
	06/2024		$2,015	IDR	31,832,991	0	(14)
	06/2024		6,400	INR	532,895	0	(25)

SOG	06/2024	KRW	437,032		$336	11	0

SSB	06/2024	JPY	1,222,247		$8,383	215	0

52	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2024

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	06/2024	KRW	591,377		$447	$7	$0

TOR	04/2024	AUD	1,191		781	4	0
	04/2024	HKD	2,625		336	0	0
	04/2024		$4,898	JPY	731,992	0	(62)
	05/2024	AUD	162		$106	0	0

UAG	04/2024	CAD	800		594	3	0
	04/2024		$663	CAD	900	1	0
	04/2024		2,533	DKK	17,500	0	(2)
	04/2024		11,057	ZAR	207,049	0	(139)
	06/2024	JPY	3,280,000		$22,426	482	0
	04/2025	DKK	17,500		2,581	0	(1)

Total Forward Foreign Currency Contracts						$3,947	$(808)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.000%	07/17/2024	53,000	$23	$38

MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.000	10/17/2024	53,000	31	46
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.750	01/13/2025	53,200	47	87

Total Purchased Options							$101	$171

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.500%	04/08/2024	800	$(2)	$0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.850	04/08/2024	800	(2)	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.550	04/15/2024	400	(1)	(2)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.810	04/15/2024	400	(1)	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.560	04/18/2024	500	(2)	(3)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.850	04/18/2024	500	(2)	0

CKL	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.480	04/29/2024	800	(1)	(1)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.780	04/29/2024	800	(1)	(1)

FAR	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.705	04/22/2024	1,500	(5)	(5)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.105	04/22/2024	1,500	(5)	(2)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.690	04/26/2024	1,900	(5)	(7)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.090	04/26/2024	1,900	(5)	(3)

GLM	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.430	04/12/2024	900	(2)	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.770	04/12/2024	900	(2)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	04/08/2024	800	(3)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.900	04/08/2024	800	(3)	(2)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.680	04/15/2024	700	(2)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.080	04/15/2024	700	(2)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.685	04/18/2024	800	(3)	(2)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	04/18/2024	800	(3)	(3)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.085	04/18/2024	800	(3)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.150	04/18/2024	800	(3)	(1)

JPM	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.560	04/22/2024	900	(1)	(2)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.860	04/22/2024	900	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550	04/12/2024	800	(3)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.950	04/12/2024	800	(3)	(2)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.490	04/05/2024	400	(1)	0
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.810	04/05/2024	400	(1)	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.480	04/25/2024	500	(1)	(2)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.770	04/25/2024	500	(1)	(1)

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	04/02/2024	1,700	(4)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.250	04/02/2024	1,700	(4)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.624	04/01/2024	800	(3)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.688	04/01/2024	1,400	(5)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.024	04/01/2024	800	(3)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.088	04/01/2024	1,400	(5)	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	53

Schedule of Investments	PIMCO RAE PLUS Fund	(Cont.)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500%	04/11/2024	300	$(1)	$0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.900	04/11/2024	300	(1)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.678	04/25/2024	500	(2)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.078	04/25/2024	500	(2)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.690	04/26/2024	1,100	(3)	(4)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.090	04/26/2024	1,100	(3)	(2)

Total Written Options							$(106)	$(52)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BOA	ABX.HE.AAA.6-2 Index «	0.110%	Monthly	05/25/2046	$	10,645	$(2,759)	$2,141	$0	$(618)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
JPM	Receive	ERAUSLT Index	100,891	5.630% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/15/2024	$	59,665	$0	$(245)	$0	$(245)
	Receive	ERAUSLT Index	36,676	5.750% (1-Month USD-LIBOR plus a specified spread)	Monthly	07/10/2024		21,689	0	(91)	0	(91)
	Receive	ERAUSLT Index	208,344	5.700% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/02/2024		123,211	0	(513)	0	(513)
	Receive	ERAUSLT Index	17,294	5.740% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/06/2024		10,227	0	(43)	0	(43)
	Receive	ERAUSLT Index	576,632	5.820% (1-Month USD-LIBOR plus a specified spread)	Maturity	01/22/2025		297,225	0	38,615	38,615	0
	Receive	ERAUSLT Index	612,064	5.780% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/05/2025		329,774	0	29,426	29,426	0

MYI	Receive	ERAUSLT Index	311,966	5.760% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/17/2024		184,491	0	(776)	0	(776)
	Receive	ERAUSLT Index	49,833	5.620% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/15/2024		29,470	0	(121)	0	(121)
	Receive	ERAUSLT Index	3,651	5.810% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/04/2024		2,159	0	(8)	0	(8)

RBC	Receive	ERAUSLT Index	2,597	5.700% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/02/2024		1,536	0	(6)	0	(6)

									$0	$66,238	$68,041	$(1,803)

Total Swap Agreements									$(2,759)	$68,379	$68,041	$(2,421)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
AZD	$0	$0	$0	$0	$(1)	$0	$0	$(1)	$(1)	$0	$(1)
BOA	60	0	0	60	(115)	0	(618)	(733)	(673)	812	139
BPS	579	0	0	579	(41)	0	0	(41)	538	(610)	(72)
BRC	453	0	0	453	(13)	0	0	(13)	440	(280)	160
BSH	7	0	0	7	0	0	0	0	7	0	7
CBK	190	0	0	190	(67)	(5)	0	(72)	118	(80)	38
CKL	0	0	0	0	0	(2)	0	(2)	(2)	0	(2)
DUB	422	0	0	422	(26)	0	0	(26)	396	(260)	136
FAR	0	0	0	0	0	(17)	0	(17)	(17)	0	(17)
GLM	39	38	0	77	(9)	(12)	0	(21)	56	(50)	6
JPM	311	0	68,041	68,352	(74)	(7)	(892)	(973)	67,379	(76,650)	(9,271)
MBC	108	0	0	108	(56)	0	0	(56)	52	0	52
MYC	0	133	0	133	0	(9)	0	(9)	124	0	124

54	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2024

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
MYI	$843	$0	$0	$843	$(158)	$0	$(905)	$(1,063)	$(220)	$(12,438)	$(12,658)
RBC	29	0	0	29	(5)	0	(6)	(11)	18	0	18
SCX	183	0	0	183	(39)	0	0	(39)	144	0	144
SOG	11	0	0	11	0	0	0	0	11	0	11
SSB	222	0	0	222	0	0	0	0	222	0	222
TOR	4	0	0	4	(62)	0	0	(62)	(58)	0	(58)
UAG	486	0	0	486	(142)	0	0	(142)	344	(370)	(26)

Total Over the Counter	$3,947	$171	$68,041	$72,159	$(808)	$(52)	$(2,421)	$(3,281)

(o)

Securities with an aggregate market value of $812 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2024.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$42	$42
Swap Agreements	0	20	0	0	904	924

	$0	$20	$0	$0	$946	$966

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,947	$0	$3,947
Purchased Options	0	0	0	0	171	171
Swap Agreements	0	0	68,041	0	0	68,041

	$0	$0	$68,041	$3,947	$171	$72,159

	$0	$20	$68,041	$3,947	$1,117	$73,125

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$8	$8
Futures	0	0	22	0	170	192
Swap Agreements	0	0	0	0	378	378

	$0	$0	$22	$0	$556	$578

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$808	$0	$808
Written Options	0	0	0	0	52	52
Swap Agreements	0	618	1,803	0	0	2,421

	$0	$618	$1,803	$808	$52	$3,281

	$0	$618	$1,825	$808	$608	$3,859

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	55

Schedule of Investments	PIMCO RAE PLUS Fund	(Cont.)	March 31, 2024

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$61	$61
Futures	0	0	(95)	0	(3,989)	(4,084)
Swap Agreements	0	2,360	0	0	(18,095)	(15,735)

	$0	$2,360	$(95)	$0	$(22,023)	$(19,758)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,533	$0	$7,533
Written Options	0	0	0	0	626	626
Swap Agreements	0	230	125,398	0	0	125,628

	$0	$230	$125,398	$7,533	$626	$133,787

	$0	$2,590	$125,303	$7,533	$(21,397)	$114,029

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$10	$10
Futures	0	0	(660)	0	1,455	795
Swap Agreements	0	641	0	0	26,389	27,030

	$0	$641	$(660)	$0	$27,854	$27,835

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,632	$0	$1,632
Purchased Options	0	0	0	0	70	70
Written Options	0	0	0	0	54	54
Swap Agreements	0	2,141	75,605	0	0	77,746

	$0	$2,141	$75,605	$1,632	$124	$79,502

	$0	$2,782	$74,945	$1,632	$27,978	$107,337

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$94,854	$0	$94,854
Industrials	0	20,307	0	20,307
Utilities	0	4,189	0	4,189
Municipal Bonds & Notes
California	0	582	0	582
U.S. Government Agencies	0	250,326	0	250,326
U.S. Treasury Obligations	0	59,287	0	59,287
Non-Agency Mortgage-Backed Securities	0	86,693	980	87,673
Asset-Backed Securities	0	420,193	0	420,193
Sovereign Issues	0	6,219	0	6,219
Common Stocks
Communication Services	759	0	0	759
Consumer Discretionary	4,340	0	0	4,340
Consumer Staples	1,309	0	0	1,309
Energy	728	0	0	728
Financials	6,256	0	0	6,256
Health Care	4,936	0	0	4,936
Industrials	4,020	0	0	4,020
Information Technology	5,441	0	0	5,441
Materials	267	0	0	267
Short-Term Instruments
Commercial Paper	0	42,028	0	42,028
Repurchase Agreements	0	309,891	0	309,891
Short-Term Notes	0	1,725	0	1,725
Japan Treasury Bills	0	64,345	0	64,345
U.S. Treasury Bills	0	13	0	13

	$28,056	$1,360,652	$980	$1,389,688

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$65,017	$0	$0	$65,017

Total Investments	$93,073	$1,360,652	$980	$1,454,705

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	965	0	965
Over the counter	0	72,159	0	72,159

	$0	$73,124	$0	$73,124

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(79)	(499)	0	(578)
Over the counter	0	(2,663)	(618)	(3,281)

	$(79)	$(3,162)	$(618)	$(3,859)

Total Financial Derivative Instruments	$(79)	$69,962	$(618)	$69,265

Totals	$92,994	$1,430,614	$362	$1,523,970

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

56	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO RAE PLUS EMG Fund	March 31, 2024

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 104.1%

CORPORATE BONDS & NOTES 8.0%

BANKING & FINANCE 7.2%

AerCap Ireland Capital DAC
2.875% due 08/14/2024		$300	$297

American Honda Finance Corp.
5.000% due 05/23/2025		500	498
5.904% due 02/12/2025 •		500	501

Bank of America Corp.
5.080% due 01/20/2027 •		1,300	1,294
6.695% (SOFRRATE + 1.330%) due 04/02/2026 ~		200	202

Bank of America NA
6.137% (SOFRRATE + 0.780%) due 08/18/2025 ~		200	201

Barclays PLC
6.224% due 05/09/2034 •		500	516

Citibank NA
5.488% due 12/04/2026		1,500	1,516

Citigroup, Inc.
3.106% due 04/08/2026 •		100	97

Credit Suisse AG
7.950% due 01/09/2025		400	407

Equinix, Inc.
1.550% due 03/15/2028		200	174

Ford Motor Credit Co. LLC
3.815% due 11/02/2027		200	187
5.800% due 03/05/2027		200	201
5.800% due 03/08/2029		200	201

Goldman Sachs Group, Inc.
3.272% due 09/29/2025 •		100	99
5.798% due 08/10/2026 •		700	702
6.419% (SOFRRATE + 1.065%) due 08/10/2026 ~		100	100
7.213% (SOFRRATE + 1.850%) due 03/15/2028 ~		200	205

GSPA Monetization Trust
6.422% due 10/09/2029		540	519

HSBC Holdings PLC
5.887% due 08/14/2027 •		200	202

Jackson National Life Global Funding
6.516% (SOFRRATE + 1.150%) due 06/28/2024 ~		300	301

JPMorgan Chase & Co.
1.040% due 02/04/2027 •		100	93
1.578% due 04/22/2027 •		200	185
3.782% due 02/01/2028 •		100	96
5.040% due 01/23/2028 •		200	199
6.070% due 10/22/2027 •		200	204

JPMorgan Chase Bank NA
5.110% due 12/08/2026		600	602

Lloyds Banking Group PLC
3.511% due 03/18/2026 •		300	294

Morgan Stanley
4.585% (EUR003M + 0.650%) due 03/19/2027 ~	EUR	200	216
5.050% due 01/28/2027 •		$800	797

Morgan Stanley Bank NA
5.882% due 10/30/2026		300	306

Nykredit Realkredit AS
1.000% due 04/01/2025	DKK	5,700	806
1.500% due 10/01/2052		5,485	640

Realkredit Danmark AS
1.000% due 04/01/2025		6,300	891

Toyota Motor Credit Corp.
5.850% due 08/22/2024 •		$500	501

UBS Group AG
4.751% due 05/12/2028 •		500	490

VICI Properties LP
4.750% due 02/15/2028		200	195

Wells Fargo & Co.
2.393% due 06/02/2028 •		800	732
2.406% due 10/30/2025 •		500	491

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.196% due 06/17/2027 •		$300	$287

			16,445

INDUSTRIALS 0.4%

Carrier Global Corp.
4.375% due 05/29/2025	EUR	100	109

Daimler Truck Finance North America LLC
5.200% due 01/17/2025		$200	199

Hyundai Capital America
6.503% due 08/04/2025 •		600	603

			911

UTILITIES 0.4%

NextEra Energy Capital Holdings, Inc.
6.051% due 03/01/2025		300	301

Southern California Edison Co.
4.875% due 02/01/2027		100	100
5.150% due 06/01/2029		400	402

			803

Total Corporate Bonds & Notes (Cost $18,256)			18,159

MUNICIPAL BONDS & NOTES 0.0%

NEBRASKA 0.0%

Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041		70	78

Total Municipal Bonds & Notes (Cost $70)			78

U.S. GOVERNMENT AGENCIES 22.3%

Fannie Mae
2.242% due 01/25/2031 ~(a)		2,298	173
5.785% due 07/25/2037 •		9	9
5.815% due 07/25/2037 •		17	17
5.835% due 09/25/2035 •		31	31
6.155% due 06/25/2037 •		124	124

Freddie Mac
3.000% due 09/01/2032		620	587
5.983% due 07/15/2041 •		98	97
6.133% due 08/15/2037 •		114	114
6.143% due 10/15/2037 •		17	17
6.153% due 05/15/2037 - 09/15/2037 •		130	130

Ginnie Mae
5.790% due 08/20/2047 •		457	435

U.S. Small Business Administration
6.220% due 12/01/2028		3	3

Uniform Mortgage-Backed Security
3.000% due 01/01/2027		87	85
4.500% due 10/01/2052		4,444	4,234
5.000% due 08/01/2052 - 12/01/2053		5,610	5,479

Uniform Mortgage-Backed Security, TBA
5.000% due 04/01/2054 - 05/01/2054		9,300	9,077
5.500% due 04/01/2054 - 05/01/2054		10,000	9,952
6.000% due 05/01/2054		10,200	10,292
6.500% due 04/01/2054		9,700	9,911

Total U.S. Government Agencies (Cost $50,370)			50,767

U.S. TREASURY OBLIGATIONS 5.0%

U.S. Treasury Inflation Protected Securities (f)
0.125% due 07/15/2024		4,156	4,161
0.125% due 10/15/2024		2,764	2,747
0.125% due 04/15/2025		478	466
0.250% due 01/15/2025 (i)		3,515	3,455
1.375% due 07/15/2033		508	488

Total U.S. Treasury Obligations (Cost $11,219)			11,317

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 12.9%

American Home Mortgage Assets Trust
6.750% due 11/25/2046 þ		$356	$304

Avon Finance PLC
6.123% due 12/28/2049 •	GBP	729	921

BAMLL Commercial Mortgage Securities Trust
7.340% due 03/15/2037 •		$1,000	1,000

Banc of America Funding Trust
5.109% due 02/20/2035 ~		28	23

Banc of America Mortgage Trust
4.571% due 06/25/2035 ~		15	13

Bear Stearns ALT-A Trust
5.764% due 08/25/2036 •		1,036	890

BX Trust
7.165% due 01/17/2039 •		1,000	988

Citigroup Mortgage Loan Trust
6.170% due 09/25/2062 þ		884	885
7.860% due 03/25/2036 •		78	70

Colony Mortgage Capital Ltd.
6.565% due 11/15/2038 •		1,000	989

Countrywide Alternative Loan Trust
5.844% due 05/25/2036 •		232	199

Countrywide Home Loan Mortgage Pass-Through Trust
6.000% due 07/25/2036		820	414
6.500% due 12/25/2037		1,293	548
7.940% due 02/20/2036 •		7	6

Credit Suisse Mortgage Capital Mortgage-Backed Trust
2.816% due 08/15/2037		1,200	1,115
6.421% due 10/25/2037 ~		735	441

Downey Savings & Loan Association Mortgage Loan Trust
6.261% due 09/19/2044 •		68	60

First Horizon Mortgage Pass-Through Trust
4.935% due 10/25/2035 ~		186	173

GCAT Trust
6.007% due 01/25/2059 þ		589	588

GS Mortgage Securities Corp. Trust
6.553% due 07/15/2025 •		640	638
8.726% due 08/15/2039 •		1,200	1,207

GSR Mortgage Loan Trust
6.112% due 09/25/2035 ~		10	10

HarborView Mortgage Loan Trust
5.941% due 01/19/2036 •		1,556	947
6.123% due 06/20/2035 •		324	299

Hilton Orlando Trust
6.672% due 12/15/2034 •		900	900

HomeBanc Mortgage Trust
6.064% due 03/25/2035 •		404	324

Impac CMB Trust
6.084% due 03/25/2035 •		271	255

IndyMac INDX Mortgage Loan Trust
5.964% due 06/25/2035 •		99	78

JP Morgan Chase Commercial Mortgage Securities Trust
4.549% due 07/05/2033		800	694

JP Morgan Mortgage Trust
5.041% due 08/25/2035 ~		55	46
5.750% due 01/25/2036		11	5

Lehman Mortgage Trust
6.000% due 11/25/2036 •		1,030	496

Lehman XS Trust
5.894% due 08/25/2046 •		1,352	1,290

Merrill Lynch Mortgage Investors Trust
4.792% due 09/25/2035 ~		77	61

Morgan Stanley Mortgage Loan Trust
3.464% due 07/25/2035 ~		209	180
6.815% due 06/25/2036 þ		2,935	843

New York Mortgage Trust
5.250% due 07/25/2062 þ		519	507

Prime Mortgage Trust
6.000% due 06/25/2036 «		5	5

Residential Accredit Loans, Inc. Trust
5.276% due 12/25/2035 ~		1,228	1,052

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	57

Schedule of Investments	PIMCO RAE PLUS EMG Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 08/25/2035 •	$1,487	$1,028
5.804% due 09/25/2036 •	887	837

Residential Asset Securitization Trust
6.000% due 03/25/2037	2,828	926

Sequoia Mortgage Trust
6.003% due 07/20/2034 «•	302	260

SFO Commercial Mortgage Trust
6.589% due 05/15/2038 •	1,100	1,072

Structured Adjustable Rate Mortgage Loan Trust
7.744% due 12/25/2037 •	1,335	1,134

WaMu Mortgage Pass-Through Certificates Trust
3.398% due 01/25/2037 ~	147	120
3.865% due 02/25/2037 ~	386	346
3.989% due 06/25/2037 ~	825	709
4.061% due 12/25/2036 ~	87	74
6.589% due 10/25/2046 •	1,692	1,513
6.589% due 11/25/2046 •	1,437	1,243

Washington Mutual Mortgage Pass-Through Certificates Trust
4.054% due 09/25/2036 þ	2,265	637

Total Non-Agency Mortgage-Backed Securities (Cost $32,998)		29,363

ASSET-BACKED SECURITIES 32.4%

Ally Auto Receivables Trust
5.460% due 05/15/2028	500	503
5.528% due 03/17/2025	1,100	1,100

American Credit Acceptance Receivables Trust
6.000% due 03/12/2027	352	352

American Express Credit Account Master Trust
4.870% due 05/15/2028	500	499

American Money Management Corp. CLO Ltd.
6.616% due 04/25/2031 •	340	340

AmeriCredit Automobile Receivables Trust
6.190% due 04/19/2027	900	903

Arbor Realty Commercial Real Estate Notes Ltd.
6.769% due 01/15/2037 •	500	498

AREIT Trust
6.569% due 01/20/2037 •	715	708

Avis Budget Rental Car Funding AESOP LLC
2.360% due 03/20/2026	700	684
5.900% due 08/21/2028	400	408

BA Credit Card Trust
4.790% due 05/15/2028	500	498
4.980% due 11/15/2028	1,000	1,003

BHG Securitization Trust
5.930% due 10/17/2035	1,100	1,091

BlueMountain CLO Ltd.
6.656% due 07/15/2031 •	470	470

BMW Vehicle Owner Trust
5.470% due 02/25/2028	500	502

Capital Four U.S. CLO Ltd.
7.494% due 01/20/2037 •	600	605

Capital One Multi-Asset Execution Trust
2.800% due 03/15/2027	800	781

CarMax Auto Owner Trust
5.300% due 03/15/2027	900	899
6.219% due 12/15/2025 •	182	183

Carvana Auto Receivables Trust
4.600% due 07/15/2026	290	288
4.680% due 02/10/2028	600	593
5.420% due 04/10/2028	400	400
5.770% due 04/12/2027	300	300
5.980% due 08/10/2026	324	325
6.360% due 04/12/2027	288	289
6.410% due 09/10/2027	348	350

CBAM Ltd.
6.598% due 04/17/2031 •	814	815

Chase Auto Owner Trust
5.480% due 04/26/2027	600	601

Chase Issuance Trust
4.720% due 01/15/2031	1,100	1,097

Citigroup Mortgage Loan Trust
7.250% due 05/25/2036 þ	959	490

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citizens Auto Receivables Trust
5.110% due 04/17/2028	$100	$100
5.430% due 10/15/2026	200	200
6.130% due 07/15/2026	372	373
6.269% due 07/15/2026 •	372	373

Countrywide Asset-Backed Certificates Trust
5.924% due 04/25/2037 •	716	603

CPS Auto Receivables Trust
6.130% due 09/15/2026	473	473

CRB Securitization Trust
6.960% due 10/20/2033	633	638

Drive Auto Receivables Trust
5.830% due 12/15/2026	800	801

DT Auto Owner Trust
6.290% due 08/16/2027	665	667

Exeter Automobile Receivables Trust
5.600% due 08/17/2026	458	458
5.700% due 05/15/2026 (b)	500	500
6.110% due 09/15/2025	163	163
6.320% due 03/15/2027	700	705

FHF Trust
6.570% due 06/15/2028	467	470

Fifth Third Auto Trust
5.800% due 11/16/2026	361	361

Ford Credit Auto Lease Trust
5.240% due 07/15/2026	1,900	1,898

Foursight Capital Automobile Receivables Trust
5.990% due 05/15/2028	444	446

Fremont Home Loan Trust
5.584% due 01/25/2037 •	1,990	1,014

GLS Auto Receivables Issuer Trust
3.550% due 01/15/2026	29	29
5.570% due 02/16/2027	1,000	999
5.700% due 01/15/2027	426	425
6.040% due 03/15/2027	432	433

GLS Auto Select Receivables Trust
5.960% due 10/16/2028	300	303
6.270% due 08/16/2027	546	549

GM Financial Automobile Leasing Trust
5.580% due 01/20/2026	607	607

GM Financial Consumer Automobile Receivables Trust
4.850% due 12/18/2028	300	299
5.120% due 02/16/2027	600	599
5.450% due 06/16/2028	500	503

GMF Floorplan Owner Revolving Trust
2.900% due 04/15/2026	900	899

GoldenTree Loan Management U.S. CLO Ltd.
7.818% due 07/20/2035 •	1,000	1,006

Greystone Commercial Real Estate Notes Ltd.
6.620% due 09/15/2037 •	127	127

GSAA Home Equity Trust
5.844% due 03/25/2037 •	4,745	1,297
5.995% due 03/25/2046 ~	4,506	1,655

GSRPM Mortgage Loan Trust
6.344% due 03/25/2035 •	3,189	3,225

Hertz Vehicle Financing LLC
5.490% due 06/25/2027	700	702

Honda Auto Receivables Owner Trust
5.710% due 03/18/2026	600	601

Hyundai Auto Lease Securitization Trust
5.150% due 06/15/2026	2,200	2,196

Hyundai Auto Receivables Trust
4.990% due 02/15/2029	500	500
5.290% due 04/15/2027	500	500
5.480% due 04/17/2028	500	504

IXIS Real Estate Capital Trust
5.844% due 03/25/2036 •	614	323

LCCM Trust
6.640% due 12/13/2038 •	1,058	1,036

LL ABS Trust
3.760% due 11/15/2029	76	75

LoanCore Issuer Ltd.
6.740% due 11/15/2038 •	1,031	1,017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

M360 Ltd.
6.943% due 11/22/2038 •		$768	$754

Madison Park Funding Ltd.
6.477% due 07/23/2029 •		984	985

Marlette Funding Trust
5.180% due 11/15/2032		70	70
5.950% due 11/15/2032		400	399
6.070% due 04/15/2033		346	346

Master Credit Card Trust
6.169% due 01/21/2027 •		1,000	1,005

MASTR Specialized Loan Trust
6.569% due 11/25/2035 •		1,899	1,793

MF1 LLC
7.476% due 06/19/2037 •		1,400	1,402
7.961% due 09/17/2037 •		500	502

MF1 Ltd.
6.521% due 10/16/2036 •		566	562
6.541% due 07/16/2036 •		523	520

Morgan Stanley ABS Capital, Inc. Trust
5.524% due 11/25/2036 •		1,310	755
5.624% due 03/25/2037 •		3,050	1,318

Nelnet Student Loan Trust
6.640% due 02/20/2041		245	246
7.519% due 02/20/2041 •		245	245

Option One Mortgage Loan Trust
5.664% due 05/25/2037 •		1,385	828

Pagaya AI Debt Selection Trust
4.970% due 01/15/2030		62	62
6.060% due 03/15/2030		457	457
7.179% due 04/15/2031		300	301

PRET LLC
5.240% due 04/25/2052 þ		262	258

Research-Driven Pagaya Motor Asset Trust
4.320% due 09/25/2030		265	257
5.380% due 11/25/2030		284	283
7.130% due 01/26/2032		460	464

Santander Drive Auto Receivables Trust
5.870% due 03/16/2026		391	391
5.930% due 07/17/2028		500	507
6.080% due 08/17/2026		494	495
6.180% due 02/16/2027		933	935

SBNA Auto Lease Trust
5.390% due 11/20/2026		1,000	1,000
5.450% due 01/20/2026		600	599

SCCU Auto Receivables Trust
5.700% due 10/16/2028		500	504

Securitized Asset-Backed Receivables LLC Trust
5.924% due 07/25/2036 •		999	404

Specialty Underwriting & Residential Finance Trust
5.744% due 09/25/2037 •		973	649

Theorem Funding Trust
6.060% due 12/15/2028		270	269

TPG Real Estate Finance Issuer Ltd.
6.969% due 02/15/2039 •		1,163	1,154

Tricolor Auto Securitization Trust
6.610% due 10/15/2027		460	461

Upstart Securitization Trust
5.500% due 06/20/2032		340	337

Upstart Structured Pass-Through Trust
4.250% due 06/17/2030		74	72

Veros Auto Receivables Trust
7.120% due 11/15/2028		493	495

Volkswagen Auto Lease Trust
5.400% due 12/21/2026		1,100	1,102

Westlake Automobile Receivables Trust
5.960% due 10/15/2026		662	662
5.989% due 10/15/2026 •		567	568
6.230% due 01/15/2027		1,100	1,106

Total Asset-Backed Securities (Cost $78,916)			73,749

SOVEREIGN ISSUES 0.6%

Brazil Letras do Tesouro Nacional
0.000% due 07/01/2024 (e)	BRL	4,700	915

58	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mexico Government International Bond
2.750% due 11/27/2031 (f)	MXN	5,195	$269
3.000% due 12/03/2026 (f)		812	45
4.000% due 11/30/2028 (f)		1,786	103

Total Sovereign Issues (Cost $1,314)			1,332

		SHARES
COMMON STOCKS 2.7%

COMMUNICATION SERVICES 0.1%

Verizon Communications, Inc.		997	42

Walt Disney Co.		997	122

			164

CONSUMER DISCRETIONARY 0.4%

Amazon.com, Inc. (c)		997	180

Home Depot, Inc.		997	382

McDonald’s Corp.		997	281

NIKE, Inc. ‘B’		997	94

			937

CONSUMER STAPLES 0.1%

Coca-Cola Co.		997	61

Procter & Gamble Co.		997	161

Walmart, Inc.		997	60

			282

ENERGY 0.1%

Chevron Corp.		997	157

FINANCIALS 0.6%

American Express Co.		997	227

Goldman Sachs Group, Inc.		997	416

JPMorgan Chase & Co.		997	200

Travelers Cos., Inc.		997	230

Visa, Inc. ‘A’		997	278

			1,351

HEALTH CARE 0.5%

Amgen, Inc.		997	283

Johnson & Johnson		997	158

Merck & Co., Inc.		997	132

UnitedHealth Group, Inc.		997	493

			1,066

INDUSTRIALS 0.4%

3M Co.		997	106

Boeing Co. (c)		997	192

Caterpillar, Inc.		997	365

Honeywell International, Inc.		997	205

			868

		SHARES	MARKET VALUE (000S)
INFORMATION TECHNOLOGY 0.5%

Apple, Inc.		997	$171

Cisco Systems, Inc.		997	50

Intel Corp.		997	44

International Business Machines Corp.		997	190

Microsoft Corp.		997	420

salesforce.com, Inc.		997	300

			1,175

MATERIALS 0.0%

Dow, Inc.		997	58

Total Common Stocks (Cost $5,889)			6,058

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 20.2%

COMMERCIAL PAPER 3.8%

American Electric Power Co., Inc.
5.500% due 04/02/2024		$250	250
5.560% due 04/22/2024		250	249
5.580% due 05/01/2024		250	249

AT&T, Inc.
5.520% due 04/18/2024		350	349

Bank of Nova Scotia
5.128% due 05/01/2024	CAD	1,300	955
5.170% due 04/09/2024		200	147

Campbell Soup Co.
5.700% due 05/01/2024		$250	249

Crown Castle, Inc.
5.850% due 05/02/2024		250	249

CVS Health Corp.
5.600% due 04/01/2024		250	250

Dominion Energy, Inc.
5.600% due 04/23/2024		250	249

Duke Energy Corp.
5.500% due 05/06/2024		1,100	1,093

Enbridge U.S., Inc.
5.520% due 04/05/2024		250	250

Entergy Corp.
5.570% due 06/03/2024		250	247
5.600% due 05/02/2024		250	249

Eversource Energy
5.570% due 04/03/2024		600	599
5.630% due 04/23/2024		250	249

Intercontinental Exchange, Inc.
5.520% due 04/01/2024		250	250

Keurig Dr Pepper, Inc.
5.520% due 04/17/2024		250	249

National Grid North America, Inc.
5.520% due 04/18/2024		250	249

NextEra Energy Capital Holdings, Inc.
5.570% due 04/25/2024		250	249
5.600% due 05/06/2024		250	248

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Penske Truck Leasing Co. LP
5.500% due 04/09/2024		$250	$250
5.500% due 04/12/2024		250	249
5.550% due 04/26/2024		450	448

Toronto-Dominion Bank
5.042% due 04/26/2024	CAD	100	74
5.121% due 05/02/2024		200	147

VW Credit, Inc.
5.550% due 04/18/2024		$250	249

			8,545

REPURCHASE AGREEMENTS (g) 10.5%
			23,967

JAPAN TREASURY BILLS 5.9%
(0.098)% due 04/15/2024 - 06/24/2024 (d)(e)	JPY	2,010,000	13,278

Total Short-Term Instruments (Cost $46,199)			45,790

Total Investments in Securities (Cost $245,231)			236,613

		SHARES
INVESTMENTS IN AFFILIATES 11.2%

SHORT-TERM INSTRUMENTS 11.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 11.2%

PIMCO Short Asset Portfolio		1,802,274	17,554

PIMCO Short-Term Floating NAV Portfolio III		822,306	7,999

Total Short-Term Instruments (Cost $25,474)			25,553

Total Investments in Affiliates (Cost $25,474)			25,553

Total Investments 115.3% (Cost $270,705)			$262,166

Financial Derivative Instruments (h)(j) 5.9% (Cost or Premiums, net $2,967)			13,541

Other Assets and Liabilities, net (21.2)%			(48,235)

Net Assets 100.0%			$227,472

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	59

Schedule of Investments	PIMCO RAE PLUS EMG Fund	(Cont.)

(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	03/28/2024	04/01/2024	$667	U.S. Treasury Notes 5.000% due 09/30/2025	$(680)	$667	$667
SAL	5.430	03/28/2024	04/01/2024	23,300	U.S. Treasury Notes 0.750% due 04/30/2026	(23,825)	23,300	23,314

Total Repurchase Agreements						$(24,505)	$23,967	$23,981

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$667	$0	$0	$667	$(680)	$(13)
SAL	23,314	0	0	23,314	(23,825)	(511)

Total Borrowings and Other Financing Transactions	$23,981	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(31) at a weighted average interest rate of 5.340%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(h) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May Futures	$108.500	04/26/2024	2	$	2	$(1)	$0
Put - CBOT U.S. Treasury 10-Year Note May Futures	109.000	04/26/2024	3		3	(1)	(1)
Call - CBOT U.S. Treasury 10-Year Note May Futures	111.500	04/26/2024	2		2	(1)	(1)
Call - CBOT U.S. Treasury 10-Year Note May Futures	113.000	04/26/2024	3		3	(1)	0

Total Written Options						$(4)	$(2)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Mini MSCI Emerging Markets Index June Futures	06/2024	26	$	1,364	$1	$6	$0
U.S. Treasury 2-Year Note June Futures	06/2024	146		29,855	(22)	0	(30)
U.S. Treasury 10-Year Note June Futures	06/2024	261		28,918	145	0	(20)

					$124	$6	$(50)

60	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2024

SHORT FUTURES CONTRACTS
Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
E-Mini DJIA Index June Futures	06/2024	30	$	(6,026)	$(142)	$0	$(5)
Euro-Bund June Futures	06/2024	7		(1,007)	(15)	0	(5)
Euro-Buxl 30-Year Bond June Futures	06/2024	3		(440)	(9)	0	(5)
U.S. Treasury 5-Year Note June Futures	06/2024	19		(2,033)	(11)	2	0

					$(177)	$2	$(15)

Total Futures Contracts					$(53)	$8	$(65)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
General Electric Co.	1.000%	Quarterly	12/20/2026	0.204%	$	400	$5	$3	$8	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.HY-42 5-Year Index	5.000%	Quarterly	06/20/2029	$	1,100	$77	$4	$81	$0	$0
CDX.IG-40 5-Year Index	1.000	Quarterly	06/20/2028		400	5	4	9	0	0
CDX.IG-41 5-Year Index	1.000	Quarterly	12/20/2028		18,300	400	24	424	2	0
CDX.IG-42 5-Year Index	1.000	Quarterly	06/20/2029		33,000	738	19	757	3	0

						$1,220	$51	$1,271	$5	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day GBP-SONIO Compounded-OIS	4.320%	Annual	10/20/2033	GBP	100	$(1)	$7	$6	$1	$0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	1.000	Annual	03/21/2034	JPY	790,000	(6)	(77)	(83)	0	(10)
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2024	$	28,600	(1,178)	105	(1,073)	0	(12)
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/21/2025		41,890	721	414	1,135	36	0
Receive	1-Day USD-SOFR Compounded-OIS	4.000	Annual	03/20/2026		6,200	61	8	69	8	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	4.000	Annual	06/20/2026		13,400	(32)	121	89	20	0
Receive	1-Day USD-SOFR Compounded-OIS	3.650	Annual	05/31/2028		1,800	0	31	31	3	0
Receive	1-Day USD-SOFR Compounded-OIS	3.655	Annual	05/31/2028		200	0	3	3	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.662	Annual	05/31/2028		1,540	0	26	26	3	0
Receive	1-Day USD-SOFR Compounded-OIS	3.807	Annual	05/31/2028		100	0	1	1	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/21/2028		8,400	103	303	406	14	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		4,400	40	(11)	29	7	0
Receive	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2030		6,700	154	311	465	11	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		7,300	934	355	1,289	9	0
Receive	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2033		13,600	889	256	1,145	13	0
Receive	1-Day USD-SOFR Compounded-OIS	3.950	Annual	09/13/2033		470	26	(26)	0	0	0
Receive	1-Day USD-SOFR Compounded-OIS	4.250	Annual	11/22/2033		300	(1)	(7)	(8)	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.950	Annual	12/19/2033		300	(1)	0	(1)	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033		1,800	135	(76)	59	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.842	Annual	12/26/2033		100	0	0	0	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.854	Annual	12/29/2033		200	(1)	2	1	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.810	Annual	01/02/2034		100	(1)	2	1	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.684	Annual	01/03/2034		100	(1)	3	2	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.648	Annual	01/08/2034		100	(1)	3	2	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.670	Annual	01/08/2034		200	(1)	5	4	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.594	Annual	01/09/2034		100	0	2	2	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.600	Annual	01/17/2034		200	(1)	6	5	0	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2034		9,200	(129)	161	32	4	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052		300	70	37	107	0	0
Receive	1-Day USD-SOFR Compounded-OIS	2.750	Annual	06/21/2053		1,970	106	239	345	0	(3)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.500	Annual	06/20/2054		200	(5)	8	3	0	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	61

Schedule of Investments	PIMCO RAE PLUS EMG Fund	(Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	6-Month AUD-BBR-BBSW	4.500%	Semi-Annual	09/20/2033	AUD	9,800	$(10)	$174	$164	$36	$0
Pay	6-Month EUR-EURIBOR	3.370	Annual	10/09/2028	EUR	200	(1)	6	5	0	0
Pay	6-Month EUR-EURIBOR	3.450	Annual	10/20/2028		200	0	6	6	0	0
Receive	6-Month EUR-EURIBOR	3.270	Annual	11/08/2028		200	(1)	(4)	(5)	0	0
Receive	6-Month EUR-EURIBOR	3.255	Annual	11/22/2028		100	0	(2)	(2)	0	0
Receive	6-Month EUR-EURIBOR	2.920	Annual	12/13/2028		200	0	(2)	(2)	0	(1)
Receive	6-Month EUR-EURIBOR	2.880	Annual	12/19/2028		100	0	(1)	(1)	0	0
Receive	6-Month EUR-EURIBOR	2.760	Annual	01/03/2029		200	0	0	0	0	(1)
Pay	6-Month EUR-EURIBOR	3.270	Annual	08/21/2033		100	0	8	8	1	0
Pay	6-Month EUR-EURIBOR	3.300	Annual	10/03/2033		300	(1)	19	18	2	0
Receive	6-Month EUR-EURIBOR	3.250	Annual	11/06/2033		100	(1)	(5)	(6)	0	(1)
Receive	6-Month EUR-EURIBOR	3.148	Annual	11/20/2033		100	0	(5)	(5)	0	(1)
Receive	6-Month EUR-EURIBOR	3.305	Annual	11/27/2033		100	(1)	(5)	(6)	0	(1)
Receive	6-Month EUR-EURIBOR	3.128	Annual	12/04/2033		100	0	(5)	(5)	0	(1)
Receive	6-Month EUR-EURIBOR	3.063	Annual	12/06/2033		100	0	(4)	(4)	0	(1)
Receive	6-Month EUR-EURIBOR	2.990	Annual	12/08/2033		100	0	(3)	(3)	0	(1)
Receive	6-Month EUR-EURIBOR	2.970	Annual	12/15/2033		200	(1)	(6)	(7)	0	(1)
Receive	6-Month EUR-EURIBOR	2.890	Annual	12/22/2033		200	(1)	(4)	(5)	0	(1)
Receive	6-Month EUR-EURIBOR	2.910	Annual	12/29/2033		100	0	(3)	(3)	0	(1)
Receive	6-Month EUR-EURIBOR	2.650	Annual	01/08/2034		100	0	0	0	0	(1)
Pay	6-Month EUR-EURIBOR	2.760	Annual	03/04/2034		200	(1)	4	3	1	0
Pay	6-Month EUR-EURIBOR	2.750	Annual	03/05/2034		100	0	2	2	1	0
Receive(5)	6-Month EUR-EURIBOR	2.670	Annual	04/03/2034		100	0	(1)	(1)	0	(1)
Pay(5)	6-Month EUR-EURIBOR	2.750	Annual	09/18/2034		3,800	64	22	86	22	0
Receive(5)	6-Month EUR-EURIBOR	2.500	Annual	09/18/2054		1,800	(94)	2	(92)	0	(21)
Pay	CAONREPO Index	4.177	Semi-Annual	03/20/2026	CAD	8,300	0	(4)	(4)	0	(4)
Receive	CPURNSA	2.487	Maturity	12/07/2051	$	1,300	21	44	65	3	0

							$1,853	$2,445	$4,298	$196	$(63)

Total Swap Agreements							$3,078	$2,499	$5,577	$201	$(63)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value		Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options		Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$8	$201	$209		$(2)	$(65)	$(63)	$(130)

(i)

Securities with an aggregate market value of $764 and cash of $3,596 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

62	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2024

(j) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2024		$23	AUD	35	$0	$0
	05/2024	AUD	35		$23	0	0

BOA	04/2024	CNH	792		109	0	0
	04/2024	DKK	4,662		678	3	0
	04/2024	EUR	109		118	1	0
	04/2024	GBP	308		390	1	0
	04/2024	IDR	681,472		43	0	0
	04/2024	JPY	146,979		973	2	0
	04/2024	KRW	35,289		26	0	0
	04/2024		$32	AUD	49	0	0
	05/2024	AUD	49		$32	0	0
	05/2024		$427	DKK	2,930	0	(3)
	05/2024		973	JPY	146,311	0	(2)
	06/2024	KRW	1,108,583		$840	15	0
	06/2024	TWD	16,907		545	15	0
	06/2024		$674	KRW	893,675	0	(10)

BPS	04/2024	BRL	1,603		$321	2	0
	04/2024	CNH	3,143		438	5	0
	04/2024	GBP	370		468	1	0
	04/2024	IDR	1,402,036		88	0	0
	04/2024	KRW	96,852		72	0	0
	04/2024	TRY	2,190		67	0	0
	04/2024		$321	BRL	1,603	0	(2)
	04/2024		160	CNH	1,161	0	0
	04/2024		0	MYR	1	0	0
	05/2024	BRL	1,057		$211	1	0
	05/2024	CNH	1,159		160	0	0
	05/2024	EUR	469		507	0	0
	05/2024	TWD	15,311		496	17	0
	05/2024		$102	BRL	512	0	0
	05/2024		543	DKK	3,731	0	(2)
	06/2024	IDR	1,051,759		$67	1	0
	06/2024	KRW	489,721		375	11	0
	06/2024	TWD	83,110		2,685	79	0
	06/2024		$117	IDR	1,836,575	0	(1)
	06/2024		1,069	INR	89,054	0	(3)
	07/2024	BRL	551		$109	1	0

BRC	04/2024		349		70	1	0
	04/2024	CNH	4,379		609	6	0
	04/2024	HKD	269		34	0	0
	04/2024	IDR	489,022		31	0	0
	04/2024	TRY	7,265		220	2	(2)
	04/2024		$70	BRL	349	0	0
	04/2024		136	CNH	989	0	0
	04/2024		879	DKK	6,035	0	(6)
	04/2024		227	TRY	7,435	0	(2)
	05/2024	GBP	829		$1,048	2	0
	05/2024	TRY	3,201		93	0	0
	05/2024		$189	TRY	6,456	1	0
	06/2024	JPY	432,093		$2,965	77	0
	06/2024	KRW	567,737		435	12	0
	06/2024	MXN	23		1	0	0
	06/2024		$66	TRY	2,384	1	0

BSH	07/2024	BRL	2,700		$535	2	0

CBK	04/2024	AUD	125		81	0	0
	04/2024	BRL	4,533		904	0	0
	04/2024	CNH	4,280		594	4	0
	04/2024		$917	BRL	4,533	0	(13)
	05/2024	CAD	200		$149	1	0
	05/2024		$1,008	BRL	5,068	0	(1)
	06/2024	INR	68,001		$815	1	0
	06/2024	KRW	180,583		140	6	0
	06/2024		$49	IDR	778,599	0	0

DUB	04/2024	BRL	412		$83	1	0
	04/2024	IDR	1,952,839		123	0	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	63

Schedule of Investments	PIMCO RAE PLUS EMG Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2024		$83	BRL	412	$0	$0
	04/2024		438	HKD	3,427	0	0
	05/2024		532	BRL	2,652	0	(5)
	06/2024	INR	51,902		$622	1	0
	06/2024	KRW	545,706		419	13	0

GLM	04/2024	EUR	1,660		1,802	11	0
	04/2024		$553	DKK	3,816	0	(2)
	05/2024		39	TRY	1,361	1	0
	06/2024	IDR	1,571,358		$100	1	0
	06/2024	MYR	1		0	0	0
	06/2024		$452	MXN	7,607	1	(1)
	07/2024	BRL	1,400		$283	6	0
	09/2024	TRY	3,370		84	0	(2)
	04/2025	DKK	3,900		577	1	0

IND	06/2024		$254	TWD	8,056	0	(1)

JPM	04/2024	BRL	2,071		$415	2	0
	04/2024	CAD	7,920		5,869	23	0
	04/2024	KRW	69,112		52	0	0
	04/2024		$424	BRL	2,071	0	(11)
	05/2024	TRY	1,629		$48	0	0
	05/2024		$13	TRY	447	0	0
	06/2024	IDR	791,356		$50	0	0
	06/2024	INR	8,249		99	0	0
	06/2024	KRW	1,239,003		942	21	0
	06/2024	TWD	12,271		395	10	0
	06/2024		$872	IDR	13,757,847	0	(7)
	06/2024		248	INR	20,708	0	0
	06/2024		1,859	MXN	31,568	16	0
	06/2024		187	TWD	5,958	0	0
	07/2024	BRL	758		$152	2	0

MBC	04/2024		121		24	0	0
	04/2024	CNH	6,492		904	9	0
	04/2024	IDR	235,056		15	0	0
	04/2024		$24	BRL	121	0	0
	04/2024		5,841	CAD	7,921	7	0
	04/2024		14	THB	496	0	0
	05/2024	CAD	7,918		$5,841	0	(7)
	05/2024	DKK	11,120		1,613	2	0
	06/2024	INR	26,908		322	0	0
	06/2024	TWD	9,474		297	0	0
	06/2024		$2	INR	179	0	0
	06/2024		692	TWD	21,493	0	(18)

MYI	04/2024	BRL	121		$24	0	0
	04/2024	CAD	100		74	0	0
	04/2024	CNH	3,014		421	6	0
	04/2024	JPY	640,000		4,465	229	0
	04/2024		$24	BRL	121	0	0
	04/2024		623	DKK	4,304	0	(1)
	05/2024	BRL	803		$160	1	0
	05/2024	CAD	1,300		972	12	0
	06/2024	KRW	494,958		380	12	0
	06/2024	MYR	2		0	0	0
	06/2024		$202	IDR	3,170,241	0	(3)
	06/2024		7	INR	565	0	0
	04/2025	DKK	4,400		$650	0	0

RBC	04/2024		556		81	1	0
	04/2024		$4	MXN	72	0	0
	06/2024	IDR	2,017,043		$129	2	0
	06/2024		$125	IDR	1,963,457	0	(2)
	06/2024		713	INR	59,501	0	(1)
	06/2024		147	MXN	2,492	1	0
	06/2024		335	TWD	10,384	0	(10)

RYL	04/2024		1,412	EUR	1,300	0	(10)

SCX	04/2024	CNH	13,131		$1,827	18	0
	04/2024	DKK	5,962		870	7	0
	04/2024	GBP	43		54	0	0
	04/2024		$990	JPY	147,572	0	(16)
	06/2024	KRW	316,229		$241	6	0

64	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2024

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	06/2024		$227	IDR	3,580,731	$0	$(2)
	06/2024		1,381	INR	114,965	0	(6)
	06/2024		103	TWD	3,187	0	(3)

SOG	06/2024	KRW	209,411		$161	5	0

SSB	06/2024	JPY	257,907		1,769	45	0
	06/2024	KRW	736,206		556	8	0
	06/2024	TWD	22,924		742	23	0
	06/2024		$745	INR	62,188	0	(1)
	06/2024		1,004	KRW	1,328,625	0	(15)

TOR	04/2024	HKD	865		$111	0	0
	05/2024	AUD	42		27	0	0

UAG	04/2024	BRL	480		96	0	0
	04/2024	CAD	200		148	1	0
	04/2024	GBP	109		138	1	0
	04/2024		$96	BRL	481	0	0
	04/2024		536	DKK	3,700	0	(1)
	04/2024		2,263	ZAR	42,375	0	(29)
	06/2024	JPY	680,000		$4,649	100	0
	04/2025	DKK	3,700		546	0	0

Total Forward Foreign Currency Contracts						$877	$(201)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.000%	07/17/2024	11,400	$5	$8

MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.000	10/17/2024	11,300	7	9
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.750	01/13/2025	11,500	10	19

Total Purchased Options							$22	$36

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.500%	04/08/2024	100	$0	$0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.850	04/08/2024	100	0	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.550	04/15/2024	100	0	(1)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.810	04/15/2024	100	0	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.560	04/18/2024	100	0	(1)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.850	04/18/2024	100	0	0

CKL	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.480	04/29/2024	200	0	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.780	04/29/2024	200	0	0

FAR	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.705	04/22/2024	200	(1)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.105	04/22/2024	200	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.690	04/26/2024	400	(1)	(2)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.090	04/26/2024	400	(1)	(1)

GLM	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.430	04/12/2024	200	0	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.770	04/12/2024	200	0	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	04/08/2024	200	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.900	04/08/2024	200	(1)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.680	04/15/2024	200	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.080	04/15/2024	200	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.685	04/18/2024	100	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	04/18/2024	100	0	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.085	04/18/2024	100	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.150	04/18/2024	100	0	0

JPM	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.560	04/22/2024	100	0	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.860	04/22/2024	100	0	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550	04/12/2024	200	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.950	04/12/2024	200	(1)	(1)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.490	04/05/2024	100	0	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	65

Schedule of Investments	PIMCO RAE PLUS EMG Fund	(Cont.)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.810%	04/05/2024	100	$0	$0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.480	04/25/2024	100	0	0
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.770	04/25/2024	100	0	0

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	04/02/2024	300	(1)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.250	04/02/2024	300	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.624	04/01/2024	100	0	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.627	04/01/2024	300	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.024	04/01/2024	100	0	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.027	04/01/2024	300	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	04/11/2024	100	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.900	04/11/2024	100	0	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.678	04/25/2024	200	(1)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.078	04/25/2024	200	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.690	04/26/2024	200	(1)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.090	04/26/2024	200	(1)	0

Total Written Options							$(21)	$(11)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
JPM	Hochtief AG	5.000%	Quarterly	12/20/2025	0.318%	EUR	700	$162	$(101)	$61	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BRC	ABX.HE.AAA.6-2 Index «	0.110%	Monthly	05/25/2046	$	1,021	$(270)	$211	$0	$(59)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
JPM	Receive	ERAEMLT Index	13,681	6.530% (1-Month USD-LIBOR plus a specified spread)	Maturity	05/08/2024	$	50,138	$0	$8,989	$8,989	$0

MEI	Receive	ERAEMLT Index	5,268	6.280% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/16/2024		24,016	0	(123)	0	(123)
	Receive	ERAEMLT Index	10,624	6.280% (1-Month USD-LIBOR plus a specified spread)	Maturity	12/04/2024		43,107	0	4,371	4,371	0
	Receive	ERAEMLT Index	12,424	6.280% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/05/2025		56,639	0	(375)	0	(375)
	Receive	ERAEMLT Index	7,560	6.360% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/05/2025		34,464	0	(103)	0	(103)

									$0	$12,759	$13,360	$(601)

Total Swap Agreements									$(108)	$12,869	$13,421	$(660)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$37	$0	$0	$37	$(15)	$0	$0	$(15)	$22	$0	$22
BPS	118	0	0	118	(8)	0	0	(8)	110	0	110
BRC	102	0	0	102	(10)	0	(59)	(69)	33	0	33
BSH	2	0	0	2	0	0	0	0	2	0	2
CBK	12	0	0	12	(14)	(2)	0	(16)	(4)	0	(4)

66	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2024

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
DUB	$15	$0	$0	$15	$(5)	$0	$0	$(5)	$10	$0	$10
FAR	0	0	0	0	0	(4)	0	(4)	(4)	0	(4)
GLM	21	8	0	29	(5)	(2)	0	(7)	22	0	22
IND	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
JPM	74	0	9,050	9,124	(18)	(1)	0	(19)	9,105	(8,759)	346
MBC	18	0	0	18	(25)	0	0	(25)	(7)	0	(7)
MEI	0	0	4,371	4,371	0	0	(601)	(601)	3,770	(3,780)	(10)
MYC	0	28	0	28	0	(2)	0	(2)	26	0	26
MYI	260	0	0	260	(4)	0	0	(4)	256	(247)	9
RBC	4	0	0	4	(13)	0	0	(13)	(9)	0	(9)
RYL	0	0	0	0	(10)	0	0	(10)	(10)	0	(10)
SCX	31	0	0	31	(27)	0	0	(27)	4	0	4
SOG	5	0	0	5	0	0	0	0	5	0	5
SSB	76	0	0	76	(16)	0	0	(16)	60	0	60
UAG	102	0	0	102	(30)	0	0	(30)	72	0	72

Total Over the Counter	$877	$36	$13,421	$14,334	$(201)	$(11)	$(660)	$(872)

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$6	$0	$2	$8
Swap Agreements	0	5	0	0	196	201

	$0	$5	$6	$0	$198	$209

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$877	$0	$877
Purchased Options	0	0	0	0	36	36
Swap Agreements	0	61	13,360	0	0	13,421

	$0	$61	$13,360	$877	$36	$14,334

	$0	$66	$13,366	$877	$234	$14,543

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	67

Schedule of Investments	PIMCO RAE PLUS EMG Fund	(Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$2	$2
Futures	0	0	5	0	60	65
Swap Agreements	0	0	0	0	63	63

	$0	$0	$5	$0	$125	$130

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$201	$0	$201
Written Options	0	0	0	0	11	11
Swap Agreements	0	59	601	0	0	660

	$0	$59	$601	$201	$11	$872

	$0	$59	$606	$201	$136	$1,002

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$14	$14
Futures	0	0	523	0	(1,016)	(493)
Swap Agreements	0	967	0	0	(1,036)	(69)

	$0	$967	$523	$0	$(2,038)	$(548)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,111	$0	$1,111
Written Options	0	0	0	0	133	133
Swap Agreements	0	61	24,857	0	0	24,918

	$0	$61	$24,857	$1,111	$133	$26,162

	$0	$1,028	$25,380	$1,111	$(1,905)	$25,614

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$2	$2
Futures	0	0	(207)	0	190	(17)
Swap Agreements	0	(98)	0	0	2,453	2,355

	$0	$(98)	$(207)	$0	$2,645	$2,340

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$541	$0	$541
Purchased Options	0	0	0	0	15	15
Written Options	0	0	0	0	10	10
Swap Agreements	0	(91)	8,791	0	0	8,700

	$0	$(91)	$8,791	$541	$25	$9,266

	$0	$(189)	$8,584	$541	$2,670	$11,606

68	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2024

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$16,445	$0	$16,445
Industrials	0	911	0	911
Utilities	0	803	0	803
Municipal Bonds & Notes
Nebraska	0	78	0	78
U.S. Government Agencies	0	50,767	0	50,767
U.S. Treasury Obligations	0	11,317	0	11,317
Non-Agency Mortgage-Backed Securities	0	29,098	265	29,363
Asset-Backed Securities	0	73,749	0	73,749
Sovereign Issues	0	1,332	0	1,332
Common Stocks
Communication Services	164	0	0	164
Consumer Discretionary	937	0	0	937
Consumer Staples	282	0	0	282
Energy	157	0	0	157
Financials	1,351	0	0	1,351
Health Care	1,066	0	0	1,066
Industrials	868	0	0	868
Information Technology	1,175	0	0	1,175
Materials	58	0	0	58
Short-Term Instruments
Commercial Paper	0	8,545	0	8,545
Repurchase Agreements	0	23,967	0	23,967
Japan Treasury Bills	0	13,278	0	13,278

	$6,058	$230,290	$265	$236,613

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$25,553	$0	$0	$25,553

Total Investments	$31,611	$230,290	$265	$262,166

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	6	203	0	209
Over the counter	0	14,334	0	14,334

	$6	$14,537	$0	$14,543

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(15)	(115)	0	(130)
Over the counter	0	(813)	(59)	(872)

	$(15)	$(928)	$(59)	$(1,002)

Total Financial Derivative Instruments	$(9)	$13,609	$(59)	$13,541

Totals	$31,602	$243,899	$206	$275,707

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	69

Schedule of Investments	PIMCO RAE PLUS International Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 109.6%

CORPORATE BONDS & NOTES 8.3%

BANKING & FINANCE 7.5%

AerCap Ireland Capital DAC
2.875% due 08/14/2024		$200	$198

American Honda Finance Corp.
5.000% due 05/23/2025		400	398
5.904% due 02/12/2025 •		300	301

Bank of America Corp.
1.734% due 07/22/2027 •		200	184
5.933% due 09/15/2027 •		600	608

Bank of America NA
6.137% (SOFRRATE + 0.780%) due 08/18/2025 ~		300	302

Barclays PLC
6.224% due 05/09/2034 •		400	413

Citibank NA
5.488% due 12/04/2026		1,200	1,213

Credit Suisse AG
7.950% due 01/09/2025		400	407

Equinix, Inc.
1.550% due 03/15/2028		100	87

Ford Motor Credit Co. LLC
5.800% due 03/05/2027		200	201
5.800% due 03/08/2029		200	201

Goldman Sachs Group, Inc.
3.500% due 11/16/2026		200	192
5.798% due 08/10/2026 •		500	502
6.419% (SOFRRATE + 1.065%) due 08/10/2026 ~		100	100
7.213% (SOFRRATE + 1.850%) due 03/15/2028 ~		400	409

GSPA Monetization Trust
6.422% due 10/09/2029		35	33

HSBC Holdings PLC
5.887% due 08/14/2027 •		200	202

Jackson National Life Global Funding
6.516% (SOFRRATE + 1.150%) due 06/28/2024 ~		200	200

JPMorgan Chase & Co.
1.040% due 02/04/2027 •		100	93
1.578% due 04/22/2027 •		200	185
3.960% due 01/29/2027 •		200	195

JPMorgan Chase Bank NA
5.110% due 12/08/2026		500	502

Lloyds Banking Group PLC
3.511% due 03/18/2026 •		200	196

Morgan Stanley
4.585% (EUR003M + 0.650%) due 03/19/2027 ~	EUR	100	108
5.050% due 01/28/2027 •		$600	598

Morgan Stanley Bank NA
5.882% due 10/30/2026		250	255

Nykredit Realkredit AS
1.000% due 04/01/2025	DKK	3,800	537
1.500% due 10/01/2052		3,733	436

Realkredit Danmark AS
1.000% due 04/01/2025		4,200	594

Royal Bank of Canada
4.875% due 01/19/2027		$300	299

Toyota Motor Credit Corp.
5.850% due 08/22/2024 •		400	401

UBS Group AG
4.751% due 05/12/2028 •		500	490

VICI Properties LP
4.750% due 02/15/2028		100	98

Wells Fargo & Co.
3.196% due 06/17/2027 •		400	382

Wells Fargo Bank NA
6.152% (SOFRRATE + 0.800%) due 08/01/2025 ~		300	301

			11,821

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 0.4%

Carrier Global Corp.
4.375% due 05/29/2025	EUR	100	$108

Daimler Truck Finance North America LLC
5.200% due 01/17/2025		$150	150

Hyundai Capital America
6.503% due 08/04/2025 •		400	402

			660

UTILITIES 0.4%

NextEra Energy Capital Holdings, Inc.
6.051% due 03/01/2025		200	201

Southern California Edison Co.
4.875% due 02/01/2027		100	100
5.150% due 06/01/2029		300	301

			602

Total Corporate Bonds & Notes (Cost $13,119)			13,083

U.S. GOVERNMENT AGENCIES 22.9%

Fannie Mae
0.000% due 08/25/2039 (b)(e)		284	238
0.000% due 11/25/2040 •		3	2
0.615% due 03/25/2037 •(a)		130	9
0.665% due 04/25/2037 •(a)		443	34
0.715% due 11/25/2039 •(a)		72	5
0.945% due 03/25/2037 •(a)		171	13
0.965% due 05/25/2037 •(a)		424	28
1.355% due 04/25/2037 •(a)		795	85
1.765% due 02/25/2037 •(a)		74	8
2.215% due 07/25/2033 •(a)		42	3
2.242% due 01/25/2031 ~(a)		456	34
5.765% due 04/25/2037 •		4	3
5.785% due 07/25/2037 •		6	6
5.955% due 10/25/2040 •		16	16

Freddie Mac
0.000% due 02/15/2040 - 09/15/2041 •		581	494
1.137% due 09/15/2036 •(a)		155	12
3.000% due 09/01/2032		443	420
5.000% due 04/15/2041		215	217
5.500% due 03/15/2034		102	101
5.733% due 05/15/2037 •		6	6

Ginnie Mae
5.790% due 08/20/2047 •		108	103

U.S. Small Business Administration
5.490% due 03/01/2028		7	7
6.020% due 08/01/2028		57	57

Uniform Mortgage-Backed Security
3.000% due 01/01/2027		87	85
4.500% due 08/01/2052		387	371

Uniform Mortgage-Backed Security, TBA
4.500% due 04/01/2054		2,900	2,762
5.000% due 05/01/2054		7,700	7,516
5.500% due 05/01/2054		7,200	7,165
6.000% due 05/01/2054		8,600	8,677
6.500% due 04/01/2054		7,600	7,765

Total U.S. Government Agencies (Cost $36,702)			36,242

U.S. TREASURY OBLIGATIONS 7.0%

U.S. Treasury Bonds
4.125% due 08/15/2053		1,200	1,154

U.S. Treasury Inflation Protected Securities (g)
0.125% due 07/15/2024		3,506	3,511
0.125% due 10/15/2024		2,043	2,031
0.125% due 04/15/2025		358	349
0.250% due 01/15/2025		2,604	2,559

U.S. Treasury Notes
3.875% due 05/15/2043		1,600	1,477

Total U.S. Treasury Obligations (Cost $11,119)			11,081

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 14.6%

Adjustable Rate Mortgage Trust
5.017% due 01/25/2036 ~		$794	$614

American Home Mortgage Assets Trust
6.750% due 11/25/2046 þ		193	165

Avon Finance PLC
6.123% due 12/28/2049 •	GBP	547	690

Banc of America Funding Trust
4.345% due 06/20/2037 «~		$30	24
4.628% due 09/20/2046 ~		674	586
6.000% due 08/25/2036 «		25	22

Banc of America Mortgage Trust
4.993% due 06/25/2034 «~		15	13
5.677% due 02/25/2034 «~		11	11
5.723% due 01/25/2035 ~		9	8

Bear Stearns Adjustable Rate Mortgage Trust
4.781% due 02/25/2036 ~		141	122
7.660% due 02/25/2036 •		6	6

Chase Mortgage Finance Trust
4.365% due 09/25/2036 ~		194	154
4.839% due 01/25/2036 «~		16	14

ChaseFlex Trust
6.044% due 07/25/2037 •		1,483	1,240

Chevy Chase Funding LLC Mortgage-Backed Certificates
5.673% due 05/25/2036 •		261	233

Citigroup Mortgage Loan Trust
4.496% due 09/25/2037 ~		22	19
6.170% due 09/25/2062 þ		707	708
7.200% due 10/25/2035 •		29	27
7.780% due 10/25/2035 •		27	27

CitiMortgage Alternative Loan Trust
6.000% due 04/25/2037 •		254	217
6.000% due 06/25/2037		173	151

Countrywide Alternative Loan Trust
5.500% due 06/25/2025		338	270
5.500% due 11/25/2035		127	74
5.653% due 09/20/2046 •		43	38
5.704% due 12/25/2035 •		18	16
5.750% due 03/25/2037 «		271	142
6.000% due 12/25/2035		447	325
6.000% due 05/25/2036		74	37
6.000% due 08/25/2036 «•		140	79
6.043% due 11/20/2035 •		98	89
6.044% due 08/25/2035 •		668	611
6.250% due 08/25/2036		988	575
6.489% due 08/25/2035 •		54	49
6.569% due 01/25/2036 •		207	189
7.000% due 10/25/2037		153	56

Countrywide Home Loan Mortgage Pass-Through Trust
5.750% due 05/25/2037		13	7
6.000% due 01/25/2037		342	168
6.000% due 02/25/2037		360	179
6.044% due 05/25/2035 •		123	101
6.051% due 10/20/2034 ~		18	18
6.104% due 02/25/2035 •		10	8

Countrywide Home Loan Reperforming REMIC Trust
5.784% due 06/25/2035 •		69	65

Credit Suisse Mortgage Capital Mortgage-Backed Trust
2.816% due 08/15/2037		900	837
4.420% due 06/25/2050 ~		916	788
5.750% due 08/25/2036 «		26	22

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.824% due 02/25/2037 •		853	726
5.944% due 02/25/2035 «•		49	46

First Horizon Alternative Mortgage Securities Trust
5.795% due 06/25/2036 ~		477	369
6.054% due 12/25/2035 ~		60	46

GS Mortgage Securities Corp. Trust
8.726% due 08/15/2039 •		1,000	1,006

GSR Mortgage Loan Trust
4.437% due 11/25/2035 ~		40	35
4.562% due 07/25/2035 ~		7	6
4.704% due 11/25/2035 «~		7	7
5.473% due 09/25/2035 «~		52	45

70	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 01/25/2037 «	$22	$30
6.970% due 04/25/2032 «•	19	15

HarborView Mortgage Loan Trust
7.089% due 10/19/2035 •	997	522

Hilton Orlando Trust
6.672% due 12/15/2034 •	700	700

Impac CMB Trust
6.084% due 03/25/2035 •	158	149

Impac Secured Assets Trust
5.120% due 07/25/2035 «~	66	57

IndyMac INDX Mortgage Loan Trust
4.020% due 05/25/2035 ~	506	350
5.824% due 09/25/2046 •	190	161
5.844% due 11/25/2046 •	968	877
5.924% due 07/25/2035 •	289	262

JP Morgan Chase Commercial Mortgage Securities Trust
4.549% due 07/05/2033	700	607

JP Morgan Mortgage Trust
3.965% due 07/27/2037 ~	113	102
4.896% due 07/25/2035 ~	6	6
5.529% due 07/25/2035 «~	9	9
5.547% due 07/25/2035 «~	153	141
5.750% due 01/25/2036	21	9

Lehman Mortgage Trust
6.000% due 11/25/2036 •	257	124

Lehman XS Trust
5.894% due 08/25/2046 •	477	455

MASTR Adjustable Rate Mortgages Trust
5.371% due 11/21/2034 ~	17	16

MASTR Asset Securitization Trust
6.000% due 06/25/2036	168	96

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
6.300% due 08/15/2032 •	44	40

Merrill Lynch Alternative Note Asset Trust
5.664% due 03/25/2037 •	436	105
5.844% due 03/25/2037 •	3,287	821
6.000% due 03/25/2037 «	79	27

Merrill Lynch Mortgage Investors Trust
4.620% due 05/25/2036 ~	105	93
4.857% due 04/25/2035 «~	13	11
5.354% due 02/25/2036 ~	2	2
7.215% due 02/25/2033 «•	25	23

Morgan Stanley Mortgage Loan Trust
6.000% due 08/25/2036	122	52
7.124% due 06/25/2036 ~	6	6

Morgan Stanley Re-REMIC Trust
5.250% due 05/26/2037 ~	113	54

New York Mortgage Trust
5.250% due 07/25/2062 þ	432	422

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.476% due 05/25/2035 þ	40	21

NovaStar Mortgage Funding Trust
0.545% due 09/25/2046 •	957	334

Prime Mortgage Trust
6.000% due 06/25/2036 «	2	2

Residential Accredit Loans, Inc. Trust
5.944% due 08/25/2037 •	28	26
6.000% due 01/25/2037	47	36
6.000% due 03/25/2037 «	120	93

Residential Funding Mortgage Securities, Inc. Trust
5.387% due 04/25/2037 ~	228	191

Sequoia Mortgage Trust
3.626% due 09/20/2046 ~	129	87
6.417% due 05/20/2034 «•	8	8

SFO Commercial Mortgage Trust
6.589% due 05/15/2038 •	900	877

Structured Adjustable Rate Mortgage Loan Trust
4.414% due 01/25/2035 ~	47	46
5.712% due 08/25/2035 «~	45	25

Structured Asset Mortgage Investments Trust
5.864% due 04/25/2036 •	49	42

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SunTrust Adjustable Rate Mortgage Loan Trust
5.895% due 01/25/2037 ~		$122	$85

Thornburg Mortgage Securities Trust
3.507% due 03/25/2044 ~		58	57
5.614% due 12/25/2044 «~		115	105
7.002% due 06/25/2047 •		294	278
7.002% due 06/25/2047 «•		5	4

WaMu Mortgage Pass-Through Certificates Trust
3.853% due 06/25/2037 ~		173	146
3.989% due 06/25/2037 ~		57	49
4.399% due 12/25/2046 •		38	32
4.608% due 10/25/2035 ~		27	24
4.893% due 12/25/2035 ~		244	215
5.226% due 08/25/2035 «~		48	47
5.308% due 01/25/2035 ~		61	55
5.387% due 06/25/2033 «~		59	56
5.984% due 12/25/2045 •		20	19
6.089% due 02/25/2046 •		78	68

Washington Mutual Mortgage Pass-Through Certificates Trust
4.194% due 09/25/2036 •		718	197
5.839% due 02/25/2047 •		1,017	879
5.944% due 02/25/2036 •		711	554
6.029% due 04/25/2046 •		87	68

Wells Fargo Mortgage-Backed Securities Trust
6.130% due 09/25/2036 ~		6	5

Total Non-Agency Mortgage-Backed Securities (Cost $25,202)			23,155

ASSET-BACKED SECURITIES 33.6%

Aames Mortgage Investment Trust
6.434% due 07/25/2035 •		278	279

Albacore Euro CLO Ltd.
4.974% due 10/18/2034 •	EUR	500	534

Ally Auto Receivables Trust
5.528% due 03/17/2025		$700	700

American Express Credit Account Master Trust
4.870% due 05/15/2028		400	399

AmeriCredit Automobile Receivables Trust
6.049% due 10/19/2026 •		326	327
6.190% due 04/19/2027		720	723

AREIT Trust
6.569% due 01/20/2037 •		536	531

Ares CLO Ltd.
6.637% due 04/17/2033 •		1,000	1,000

Asset-Backed Securities Corp. Home Equity Loan Trust
6.254% due 06/25/2034 •		1,183	1,154

Avis Budget Rental Car Funding AESOP LLC
3.350% due 09/22/2025		300	298
5.900% due 08/21/2028		300	306

BA Credit Card Trust
4.790% due 05/15/2028		400	398

Bank of America Auto Trust
5.830% due 05/15/2026		473	474

Bear Stearns Asset-Backed Securities Trust
6.494% due 08/25/2037 •		810	707

BHG Securitization Trust
5.320% due 10/17/2035		201	200
5.930% due 10/17/2035		900	892

Capital Four U.S. CLO Ltd.
7.494% due 01/20/2037 •		500	504

Capital One Prime Auto Receivables Trust
5.969% due 09/15/2025 •		109	110

CarMax Auto Owner Trust
6.219% due 12/15/2025 •		156	156

Carvana Auto Receivables Trust
4.600% due 07/15/2026		290	288
5.420% due 04/10/2028		400	400
5.620% due 01/10/2029		300	302
5.980% due 08/10/2026		216	217
6.410% due 09/10/2027		278	280

CBAM Ltd.
6.598% due 04/17/2031 •		633	634
6.699% due 10/20/2029 •		227	227

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chase Funding Trust
6.084% due 08/25/2032 •		$37	$36

Chase Issuance Trust
4.720% due 01/15/2031		800	798

CIFC Funding Ltd.
6.660% due 07/18/2031 •		488	489

Citigroup Mortgage Loan Trust
5.634% due 05/25/2037 •		1,057	695
6.044% due 10/25/2036 •		325	187
7.250% due 05/25/2036 þ		137	70

Citizens Auto Receivables Trust
5.110% due 04/17/2028		100	100
5.430% due 10/15/2026		100	100
6.130% due 07/15/2026		297	298
6.269% due 07/15/2026 •		297	298

Countrywide Asset-Backed Certificates Trust
5.664% due 09/25/2037 •		374	381
5.844% due 02/25/2037 •		334	319
6.184% due 08/25/2047 •		389	372

CPS Auto Receivables Trust
6.130% due 09/15/2026		355	355

CRB Securitization Trust
6.960% due 10/20/2033		633	638

CSAB Mortgage-Backed Trust
6.184% due 12/25/2036 þ		2,783	503

CVC Cordatus Loan Fund DAC
5.145% due 10/23/2034 •	EUR	498	538

Diameter Capital CLO Ltd.
0.000% due 04/15/2037 •		$1,000	1,000

DLLAA LLC
5.930% due 07/20/2026		463	464

Drive Auto Receivables Trust
5.830% due 12/15/2026		500	500

Dryden CLO Ltd.
6.626% due 07/15/2031 •		481	481

DT Auto Owner Trust
6.290% due 08/16/2027		484	485

EMC Mortgage Loan Trust
6.744% due 02/25/2041 «•		14	14

Encore Credit Receivables Trust
6.179% due 09/25/2035 •		36	35

Enterprise Fleet Financing LLC
3.030% due 01/20/2028		288	284

Fifth Third Auto Trust
5.800% due 11/16/2026		451	452

First Franklin Mortgage Loan Trust
5.604% due 11/25/2036 •		136	133
5.754% due 09/25/2036 •		159	147
6.164% due 11/25/2035 •		718	651

Foursight Capital Automobile Receivables Trust
5.990% due 05/15/2028		444	446

Fremont Home Loan Trust
5.584% due 11/25/2036 •		459	266
5.744% due 10/25/2036 •		1,533	624
6.179% due 01/25/2035 •		166	161

GLS Auto Receivables Issuer Trust
3.550% due 01/15/2026		25	25
5.570% due 02/16/2027		700	700
5.700% due 01/15/2027		365	365
6.040% due 03/15/2027		432	433

GLS Auto Select Receivables Trust
5.960% due 10/16/2028		300	303
6.270% due 08/16/2027		390	392

GM Financial Automobile Leasing Trust
5.580% due 01/20/2026		780	780

GM Financial Consumer Automobile Receivables Trust
4.850% due 12/18/2028		300	299
5.120% due 02/16/2027		500	499

Greystone Commercial Real Estate Notes Ltd.
6.620% due 09/15/2037 •		113	113

GSAA Home Equity Trust
4.164% due 03/25/2036 ~		544	92
5.544% due 05/25/2037 •		623	197

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	71

Schedule of Investments	PIMCO RAE PLUS International Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.584% due 03/25/2036 •		$288	$96
6.084% due 04/25/2047 •		568	261
6.795% due 06/25/2036 þ		517	133

GSAMP Trust
5.544% due 12/25/2046 •		209	104
5.574% due 12/25/2046 •		1,146	600
5.674% due 01/25/2037 •		605	495

Hertz Vehicle Financing LLC
5.490% due 06/25/2027		300	301

Honda Auto Receivables Owner Trust
5.710% due 03/18/2026		500	500

Hyundai Auto Receivables Trust
4.990% due 02/15/2029		500	500
5.290% due 04/15/2027		500	500

JP Morgan Mortgage Acquisition Trust
5.654% due 10/25/2036 •		193	190

LCCM Trust
6.640% due 12/13/2038 •		865	848

LL ABS Trust
3.760% due 11/15/2029		52	52
6.630% due 05/15/2030		39	39

LoanCore Issuer Ltd.
6.740% due 11/15/2038 •		844	832

Madison Park Funding Ltd.
6.477% due 07/23/2029 •		984	985

Marlette Funding Trust
5.180% due 11/15/2032		70	70
5.950% due 11/15/2032		200	200
6.070% due 04/15/2033		289	289

Master Credit Card Trust
6.169% due 01/21/2027 •		500	502

MF1 LLC
7.476% due 06/19/2037 •		1,000	1,001

MF1 Ltd.
6.521% due 10/16/2036 •		377	375

Morgan Stanley ABS Capital, Inc. Trust
5.554% due 03/25/2037 •		1,902	822
6.359% due 03/25/2035 •		37	37

Morgan Stanley Dean Witter Capital, Inc. Trust
6.424% due 02/25/2033 «•		125	120

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
6.532% due 10/25/2036 þ		364	79

Octagon Investment Partners Ltd.
6.483% due 10/20/2030 •		1,000	1,000

Octane Receivables Trust
5.870% due 05/21/2029		434	435

Option One Mortgage Loan Trust
6.224% due 02/25/2035 •		497	469

Pagaya AI Debt Selection Trust
2.030% due 10/15/2029		73	72
4.970% due 01/15/2030		42	41
6.060% due 03/15/2030		356	355
7.179% due 04/15/2031		300	301

Palmer Square European Loan Funding DAC
0.000% due 08/15/2033 •(c)	EUR	500	539

Ready Capital Mortgage Financing LLC
7.881% due 10/25/2039 •		$676	681

Renaissance Home Equity Loan Trust
6.544% due 09/25/2037 •		342	145

Research-Driven Pagaya Motor Asset Trust
4.320% due 09/25/2030		265	257
5.380% due 11/25/2030		237	236
7.130% due 01/26/2032		460	464

Residential Asset Securities Corp. Trust
6.024% due 06/25/2033 •		95	86

Santander Drive Auto Receivables Trust
5.870% due 03/16/2026		335	335
5.930% due 07/17/2028		500	507
6.080% due 08/17/2026		395	396
6.180% due 02/16/2027		733	734

Saranac CLO Ltd.
6.811% due 11/20/2029 •		117	118

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SBNA Auto Lease Trust
5.390% due 11/20/2026		$700	$700

Securitized Asset-Backed Receivables LLC Trust
5.924% due 07/25/2036 •		750	303
6.404% due 01/25/2036 •		422	390

Soundview Home Loan Trust
6.744% due 10/25/2037 •		659	491

Specialty Underwriting & Residential Finance Trust
5.296% due 12/25/2036 •		461	438
5.744% due 06/25/2037 •		129	75

Structured Asset Investment Loan Trust
8.594% due 08/25/2033 •		420	388

Theorem Funding Trust
6.060% due 12/15/2028		210	209

TPG Real Estate Finance Issuer Ltd.
6.969% due 02/15/2039 •		900	893

Tricolor Auto Securitization Trust
6.610% due 10/15/2027		460	461

Upstart Securitization Trust
5.500% due 06/20/2032		302	300

Upstart Structured Pass-Through Trust
4.250% due 06/17/2030		37	36

USAA Auto Owner Trust
5.830% due 07/15/2026		300	300

Vibrant CLO Ltd.
6.619% due 09/15/2030 •		256	256
6.699% due 07/20/2032 •		500	501

Westlake Automobile Receivables Trust
5.960% due 10/15/2026		473	473
5.989% due 10/15/2026 •		473	474
6.230% due 01/15/2027		900	905

Total Asset-Backed Securities (Cost $54,822)			53,253

SOVEREIGN ISSUES 0.6%

Argentina Treasury Bond BONCER
0.000% due 06/30/2025 (e)	ARS	1,180	1

Brazil Letras do Tesouro Nacional
0.000% due 07/01/2024 (e)	BRL	3,600	701

Mexico Government International Bond
2.750% due 11/27/2031 (g)	MXN	4,951	257
4.000% due 11/30/2028 (g)		974	56

Total Sovereign Issues (Cost $1,003)			1,015

		SHARES
COMMON STOCKS 2.6%

COMMUNICATION SERVICES 0.1%

Verizon Communications, Inc.		665	28

Walt Disney Co.		665	81

			109

CONSUMER DISCRETIONARY 0.4%

Amazon.com, Inc. (d)		665	120

Home Depot, Inc.		665	255

McDonald’s Corp.		665	188

NIKE, Inc. ‘B’		665	62

			625

CONSUMER STAPLES 0.1%

Coca-Cola Co.		665	41

Procter & Gamble Co.		665	108

Walmart, Inc.		665	40

			189

ENERGY 0.1%

Chevron Corp.		665	105

		SHARES	MARKET VALUE (000S)
FINANCIALS 0.6%

American Express Co.		665	$151

Goldman Sachs Group, Inc.		665	278

JPMorgan Chase & Co.		665	133

Travelers Cos., Inc.		665	153

Visa, Inc. ‘A’		665	186

			901

HEALTH CARE 0.4%

Amgen, Inc.		665	189

Johnson & Johnson		665	105

Merck & Co., Inc.		665	88

UnitedHealth Group, Inc.		665	329

			711

INDUSTRIALS 0.4%

3M Co.		665	71

Boeing Co. (d)		665	128

Caterpillar, Inc.		665	244

Honeywell International, Inc.		665	136

			579

INFORMATION TECHNOLOGY 0.5%

Apple, Inc.		665	114

Cisco Systems, Inc.		665	33

Intel Corp.		665	30

International Business Machines Corp.		665	127

Microsoft Corp.		665	280

salesforce.com, Inc.		665	200

			784

MATERIALS 0.0%

Dow, Inc.		665	38

Total Common Stocks (Cost $3,928)			4,041

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 20.0%

COMMERCIAL PAPER 3.7%

Alimentation Couche-Tard, Inc.
5.560% due 04/04/2024		$250	250
5.560% due 04/11/2024		250	249
5.560% due 04/16/2024		250	249

Amcor Flexibles North America, Inc.
5.520% due 04/15/2024		250	249

American Electric Power Co., Inc.
5.560% due 04/22/2024		250	249

Bacardi Martini BV
5.700% due 04/18/2024		250	249

Bank of Nova Scotia
5.128% due 05/01/2024	CAD	900	661
5.170% due 04/09/2024		100	74

Campbell Soup Co.
5.700% due 05/01/2024		$250	249

Crown Castle, Inc.
5.830% due 04/09/2024		250	250
5.850% due 05/02/2024		250	249

Dominion Energy, Inc.
5.580% due 04/22/2024		250	249

Duke Energy Corp.
5.500% due 05/06/2024		700	696

Eversource Energy
5.570% due 04/03/2024		450	450

Intercontinental Exchange, Inc.
5.550% due 04/23/2024		750	747

72	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Keurig Dr Pepper, Inc.
5.520% due 04/17/2024		$250	$249

Rogers Communications, Inc.
5.640% due 04/11/2024		250	249

Royal Bank of Canada
5.129% due 05/01/2024	CAD	200	147

Toronto-Dominion Bank
5.121% due 05/02/2024		200	147

			5,912

REPURCHASE AGREEMENTS (h) 15.3%
			24,194

SHORT-TERM NOTES 0.0%

Argentina Treasury Bond BONCER
3.750% due 05/20/2024	ARS	3,034	3

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JAPAN TREASURY BILLS 1.0%
(0.230)% due 04/15/2024 (e)(f)	JPY	230,000	$1,520

Total Short-Term Instruments (Cost $31,708)			31,629

Total Investments in Securities (Cost $177,603)			173,499

		SHARES
INVESTMENTS IN AFFILIATES 9.5%

SHORT-TERM INSTRUMENTS 9.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 9.5%

PIMCO Short Asset Portfolio		1,415,430	13,786

	SHARES	MARKET VALUE (000S)

PIMCO Short-Term Floating NAV Portfolio III	131,699	$1,281

Total Short-Term Instruments (Cost $14,977)		15,067

Total Investments in Affiliates (Cost $14,977)		15,067

Total Investments 119.1% (Cost $192,580)		$188,566

Financial Derivative Instruments (i)(j) 3.8% (Cost or Premiums, net $2,935)		6,053

Other Assets and Liabilities, net (22.9)%		(36,337)

Net Assets 100.0%		$158,282

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Security did not produce income within the last twelve months.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	5.400%	03/28/2024	04/01/2024	$22,900	U.S. Treasury Bonds 4.250% due 11/15/2040	$(23,460)	$22,900	$22,914
FICC	2.600	03/28/2024	04/01/2024	1,294	U.S. Treasury Notes 5.000% due 09/30/2025	(1,320)	1,294	1,294

Total Repurchase Agreements						$(24,780)	$24,194	$24,208

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOS	$22,914	$0	$0	$22,914	$(23,460)	$(546)
FICC	1,294	0	0	1,294	(1,320)	(26)

Total Borrowings and Other Financing Transactions	$24,208	$0	$0

(1)	Includes accrued interest.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	73

Schedule of Investments	PIMCO RAE PLUS International Fund	(Cont.)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(88) at a weighted average interest rate of 5.233%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(i) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May Futures	$108.500	04/26/2024	1	$	1	$0	$0
Put - CBOT U.S. Treasury 10-Year Note May Futures	109.000	04/26/2024	3		3	(1)	(1)
Call - CBOT U.S. Treasury 10-Year Note May Futures	111.500	04/26/2024	1		1	0	0
Call - CBOT U.S. Treasury 10-Year Note May Futures	113.000	04/26/2024	3		3	(2)	0

Total Written Options						$(3)	$(1)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2024	77	$15,745	$(17)	$0	$(16)
U.S. Treasury 10-Year Note June Futures	06/2024	225	24,929	(5)	0	(17)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2024	7	903	9	4	0

				$(13)	$4	$(33)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-Mini DJIA Index June Futures	06/2024	20	$(4,018)	$(95)	$0	$(3)
Euro-Bund June Futures	06/2024	5	(719)	(11)	0	(3)
Euro-Buxl 30-Year Bond June Futures	06/2024	2	(293)	(5)	0	(4)
U.S. Treasury 5-Year Note June Futures	06/2024	45	(4,816)	(26)	5	0

				$(137)	$5	$(10)

Total Futures Contracts				$(150)	$9	$(43)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
AT&T, Inc.	1.000%	Quarterly	06/20/2026	0.473%	$600	$11	$(4)	$7	$0	$0
AT&T, Inc.	1.000	Quarterly	06/20/2028	0.595	100	(1)	2	1	0	0
General Electric Co.	1.000	Quarterly	12/20/2026	0.204	700	8	7	15	0	0

						$18	$5	$23	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.HY-42 5-Year Index	5.000%	Quarterly	06/20/2029	$300	$21	$1	$22	$0	$0
CDX.IG-41 5-Year Index	1.000	Quarterly	12/20/2028	5,000	109	7	116	0	0
CDX.IG-42 5-Year Index	1.000	Quarterly	06/20/2029	8,600	193	4	197	1	0

					$323	$12	$335	$1	$0

74	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2024

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day GBP-SONIO Compounded-OIS	4.320%	Annual	10/20/2033	GBP	100	$(1)	$7	$6	$1	$0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	1.000	Annual	03/21/2034	JPY	630,000	(5)	(61)	(66)	0	(8)
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2024	$	11,800	(469)	26	(443)	0	(5)
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/21/2025		11,050	164	135	299	9	0
Receive	1-Day USD-SOFR Compounded-OIS	4.000	Annual	03/20/2026		4,200	41	6	47	5	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	4.000	Annual	06/20/2026		9,300	(22)	84	62	14	0
Receive	1-Day USD-SOFR Compounded-OIS	3.650	Annual	05/31/2028		1,600	0	28	28	3	0
Receive	1-Day USD-SOFR Compounded-OIS	3.655	Annual	05/31/2028		200	0	3	3	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.662	Annual	05/31/2028		1,360	0	23	23	2	0
Receive	1-Day USD-SOFR Compounded-OIS	3.807	Annual	05/31/2028		100	0	1	1	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/21/2028		4,400	66	147	213	8	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		3,000	27	(7)	20	5	0
Receive	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2030		3,700	93	164	257	6	0
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2030		5,790	48	119	167	9	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		13,100	1,553	760	2,313	15	0
Receive	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2033		7,900	516	149	665	8	0
Receive	1-Day USD-SOFR Compounded-OIS	3.950	Annual	09/13/2033		280	15	(15)	0	0	0
Receive	1-Day USD-SOFR Compounded-OIS	4.250	Annual	11/22/2033		200	(1)	(5)	(6)	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.950	Annual	12/19/2033		200	(1)	0	(1)	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033		1,300	97	(54)	43	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.842	Annual	12/26/2033		100	0	0	0	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.854	Annual	12/29/2033		100	0	0	0	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.810	Annual	01/02/2034		100	0	1	1	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.684	Annual	01/03/2034		100	(1)	3	2	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.648	Annual	01/08/2034		100	(1)	3	2	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.670	Annual	01/08/2034		100	(1)	3	2	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.594	Annual	01/09/2034		100	0	2	2	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.600	Annual	01/17/2034		100	(1)	3	2	0	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2034		6,400	(92)	115	23	3	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052		3,300	745	433	1,178	0	(4)
Receive	1-Day USD-SOFR Compounded-OIS	2.750	Annual	06/21/2053		1,980	106	241	347	0	(3)
Pay	6-Month AUD-BBR-BBSW	4.500	Semi-Annual	09/20/2033	AUD	7,900	(8)	140	132	29	0
Pay	6-Month EUR-EURIBOR	3.370	Annual	10/09/2028	EUR	200	(1)	6	5	0	0
Pay	6-Month EUR-EURIBOR	3.450	Annual	10/20/2028		100	0	3	3	0	0
Receive	6-Month EUR-EURIBOR	3.270	Annual	11/08/2028		300	(1)	(6)	(7)	0	(1)
Receive	6-Month EUR-EURIBOR	2.920	Annual	12/13/2028		200	0	(2)	(2)	0	(1)
Receive	6-Month EUR-EURIBOR	2.880	Annual	12/19/2028		200	0	(1)	(1)	0	(1)
Receive	6-Month EUR-EURIBOR	2.950	Annual	12/29/2028		100	0	(1)	(1)	0	0
Pay	6-Month EUR-EURIBOR	3.270	Annual	08/21/2033		100	0	8	8	1	0
Pay	6-Month EUR-EURIBOR	3.300	Annual	10/03/2033		200	(1)	13	12	1	0
Receive	6-Month EUR-EURIBOR	3.148	Annual	11/20/2033		100	0	(5)	(5)	0	(1)
Receive	6-Month EUR-EURIBOR	3.305	Annual	11/27/2033		100	0	(6)	(6)	0	(1)
Receive	6-Month EUR-EURIBOR	3.063	Annual	12/06/2033		100	0	(4)	(4)	0	(1)
Receive	6-Month EUR-EURIBOR	2.990	Annual	12/08/2033		100	0	(3)	(3)	0	(1)
Receive	6-Month EUR-EURIBOR	2.970	Annual	12/15/2033		100	0	(3)	(3)	0	(1)
Receive	6-Month EUR-EURIBOR	2.890	Annual	12/22/2033		100	0	(3)	(3)	0	(1)
Receive	6-Month EUR-EURIBOR	2.910	Annual	12/29/2033		100	0	(3)	(3)	0	(1)
Receive	6-Month EUR-EURIBOR	2.650	Annual	01/08/2034		100	0	0	0	0	(1)
Pay	6-Month EUR-EURIBOR	2.760	Annual	03/04/2034		100	0	2	2	1	0
Receive(5)	6-Month EUR-EURIBOR	2.670	Annual	04/03/2034		100	0	(1)	(1)	0	(1)
Pay(5)	6-Month EUR-EURIBOR	2.750	Annual	09/18/2034		2,900	48	18	66	17	0
Receive(5)	6-Month EUR-EURIBOR	2.500	Annual	09/18/2054		1,400	(73)	1	(72)	0	(16)
Pay	CAONREPO Index	4.177	Semi-Annual	03/20/2026	CAD	5,700	0	(3)	(3)	0	(2)
Receive	CPURNSA	2.487	Maturity	12/07/2051	$	1,000	43	7	50	2	0

							$2,883	$2,471	$5,354	$140	$(50)

Total Swap Agreements							$3,224	$2,488	$5,712	$141	$(50)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	75

Schedule of Investments	PIMCO RAE PLUS International Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value		Variation Margin Liability				Total
	Purchased Options	Futures	Swap Agreements		Written Options		Futures		Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$9	$141	$150		$(1)		$(43)		$(50)	$(94)

Cash of $3,455 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(j) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2024		$36	AUD	54	$0	$0
	05/2024	AUD	54		$36	0	0

BOA	04/2024	DKK	3,155		459	2	0
	04/2024	EUR	75		81	1	0
	04/2024	IDR	454,320		29	0	0
	04/2024	JPY	159,995		1,060	3	0
	04/2024	KRW	23,526		18	0	0
	04/2024		$50	AUD	76	0	0
	04/2024		441	JPY	66,600	0	(1)
	05/2024	AUD	76		$50	0	0
	05/2024		$281	DKK	1,925	0	(2)
	05/2024		993	JPY	149,313	0	(2)
	06/2024	KRW	64,801		$50	2	0
	06/2024	TWD	4,036		129	3	0

BPS	04/2024	BRL	1,322		265	2	0
	04/2024	CNH	2,113		294	3	0
	04/2024	EUR	941		1,021	6	0
	04/2024	GBP	679		862	5	0
	04/2024	IDR	934,653		59	0	0
	04/2024	KRW	64,568		48	0	0
	04/2024		$265	BRL	1,322	0	(2)
	04/2024		108	CNH	780	0	0
	04/2024		304	EUR	281	0	(1)
	04/2024		231	GBP	183	0	0
	05/2024	BRL	704		$141	1	0
	05/2024	CNH	779		108	0	0
	05/2024	EUR	994		1,074	0	0
	05/2024	TWD	11,587		375	13	0
	05/2024		$356	DKK	2,451	0	(1)
	06/2024	KRW	374,341		$287	8	0
	06/2024	TWD	62,527		2,020	59	0
	06/2024		$611	INR	50,886	0	(2)
	06/2024		7	TWD	219	0	0

76	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2024

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	07/2024	BRL	623		$124	$1	$0

BRC	04/2024	CNH	2,944		410	4	0
	04/2024	HKD	154		20	0	0
	04/2024	IDR	326,020		21	0	0
	04/2024		$593	DKK	4,070	0	(4)
	05/2024	GBP	496		$627	1	0
	06/2024	KRW	448,809		344	10	0
	06/2024	MXN	16		1	0	0

BSH	07/2024	BRL	2,000		396	1	0

CBK	04/2024	AUD	86		56	0	0
	04/2024	BRL	2,664		542	11	0
	04/2024	CAD	204		150	0	0
	04/2024	CNH	2,345		326	3	0
	04/2024		$533	BRL	2,664	0	(2)
	04/2024		137	EUR	125	0	(2)
	05/2024	CAD	400		$298	2	0
	05/2024		$1,046	BRL	5,240	0	(5)
	06/2024	KRW	64,517		$49	1	0
	06/2024		$49	IDR	778,599	0	0

DUB	04/2024	BRL	1,152		$231	1	0
	04/2024	IDR	1,301,898		82	0	0
	04/2024		$229	BRL	1,152	1	0
	05/2024	BRL	1,155		$229	0	(1)
	05/2024		$268	BRL	1,329	0	(4)
	06/2024	KRW	417,136		$320	10	0

GLM	04/2024	EUR	1,168		1,268	8	0
	04/2024		$369	DKK	2,544	0	(1)
	06/2024	IDR	785,679		$50	1	0
	06/2024		$292	MXN	4,912	1	0
	07/2024	BRL	1,100		$222	5	0
	04/2025	DKK	2,600		384	1	0

JPM	04/2024	BRL	1,686		337	1	0
	04/2024	CAD	5,510		4,082	15	(1)
	04/2024	EUR	216		235	2	0
	04/2024	KRW	46,074		34	0	0
	04/2024		$345	BRL	1,686	0	(9)
	05/2024	JPY	29,464		$196	0	0
	06/2024	KRW	641,765		492	14	0
	06/2024		$454	IDR	7,165,248	0	(3)
	06/2024		51	INR	4,262	0	0
	06/2024		1,295	MXN	21,994	11	0
	06/2024		75	TWD	2,317	0	(3)
	07/2024	BRL	679		$136	2	0

MBC	04/2024	AUD	109		72	1	0
	04/2024	BRL	81		16	0	0
	04/2024	CNH	4,364		607	6	0
	04/2024	IDR	156,699		10	0	0
	04/2024	JPY	12,500		83	1	0
	04/2024		$16	BRL	81	0	0
	04/2024		4,015	CAD	5,445	5	0
	05/2024	CAD	5,443		$4,015	0	(5)
	05/2024	DKK	7,405		1,074	1	0

MYI	04/2024	BRL	80		16	0	0
	04/2024	CNH	2,026		283	4	0
	04/2024	JPY	230,000		1,605	82	0
	04/2024	SEK	274		27	1	0
	04/2024		$16	BRL	80	0	0
	04/2024		411	DKK	2,836	0	(1)
	05/2024	CAD	900		$673	8	0
	06/2024	KRW	300,925		231	7	0
	06/2024		$220	IDR	3,444,763	0	(4)
	04/2025	DKK	2,900		$428	0	0

RBC	04/2024		377		55	0	0
	04/2024		$3	MXN	54	0	0
	06/2024	IDR	864,670		$55	1	0
	06/2024		$107	MXN	1,812	0	0

RYL	04/2024		1,086	EUR	1,000	0	(7)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	77

Schedule of Investments	PIMCO RAE PLUS International Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
SCX	04/2024	CNH	8,828		$1,228	$12	$0
	04/2024	DKK	4,035		589	5	0
	04/2024		$715	JPY	106,500	0	(11)
	06/2024	KRW	253,913		$193	4	0
	06/2024		$233	IDR	3,700,106	0	(1)
	06/2024		941	INR	78,362	0	(4)

TOR	04/2024	CHF	22		$25	1	0
	04/2024	HKD	497		64	0	0
	04/2024		$24	CHF	22	0	0
	05/2024	AUD	65		$42	0	0
	05/2024	CHF	22		24	0	0

UAG	04/2024	CAD	100		74	0	0
	04/2024		$74	CAD	100	0	0
	04/2024		362	DKK	2,500	0	0
	04/2024		1,544	ZAR	28,919	0	(19)
	04/2025	DKK	2,500		$369	0	0

Total Forward Foreign Currency Contracts						$354	$(98)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.000%	07/17/2024	8,100	$3	$6

MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.000	10/17/2024	8,100	5	7
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.750	01/13/2025	8,200	7	13

Total Purchased Options							$15	$26

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.500%	04/08/2024	200	$0	$0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.850	04/08/2024	200	0	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.550	04/15/2024	100	0	(1)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.810	04/15/2024	100	0	0

FAR	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.705	04/22/2024	200	(1)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.105	04/22/2024	200	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.690	04/26/2024	300	(1)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.090	04/26/2024	300	(1)	(1)

GLM	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.430	04/12/2024	100	0	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.770	04/12/2024	100	0	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	04/08/2024	100	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.900	04/08/2024	100	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.680	04/15/2024	100	0	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.080	04/15/2024	100	0	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.685	04/18/2024	100	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	04/18/2024	100	0	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.085	04/18/2024	100	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.150	04/18/2024	100	0	0

JPM	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.560	04/22/2024	200	0	(1)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.860	04/22/2024	200	0	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550	04/12/2024	100	0	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.950	04/12/2024	100	0	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.480	04/25/2024	100	0	(1)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.770	04/25/2024	100	0	0

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	04/02/2024	300	(1)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.250	04/02/2024	300	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.624	04/01/2024	100	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.627	04/01/2024	200	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.024	04/01/2024	100	0	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.027	04/01/2024	200	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	04/11/2024	100	(1)	0

78	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2024

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.900%	04/11/2024	100	$(1)	$0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.678	04/25/2024	100	0	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.078	04/25/2024	100	0	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.690	04/26/2024	100	0	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.090	04/26/2024	100	0	0

Total Written Options							$(15)	$(7)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
BOA	ABX.HE.AAA.6-2 Index «	0.110%	Monthly	05/25/2046	$1,094	$(286)	$222	$0	$(64)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
CBK	Receive	ERADXULT Index	12,034	6.075% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/12/2025	$	30,453	$0	$(36)	$0	$(36)

MBC	Receive	ERADXULT Index	42,267	5.980% (1-Month USD-LIBOR plus a specified spread)	Maturity	09/04/2024		97,237	0	5,915	5,915	0

MEI	Receive	ERADXULT Index	764	5.980% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/15/2024		1,933	0	(9)	0	(9)

MYI	Receive	ERADXULT Index	7,517	5.895% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/24/2024		19,022	0	(84)	0	(84)

									$0	$5,786	$5,915	$(129)

Total Swap Agreements									$(286)	$6,008	$5,915	$(193)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$11	$0	$0	$11	$(5)	$0	$(64)	$(69)	$(58)	$0	$(58)
BPS	98	0	0	98	(6)	0	0	(6)	92	0	92
BRC	15	0	0	15	(4)	0	0	(4)	11	0	11
BSH	1	0	0	1	0	0	0	0	1	0	1
CBK	17	0	0	17	(9)	(1)	(36)	(46)	(29)	0	(29)
DUB	12	0	0	12	(5)	0	0	(5)	7	0	7
FAR	0	0	0	0	0	(3)	0	(3)	(3)	0	(3)
GLM	16	6	0	22	(1)	(1)	0	(2)	20	0	20
JPM	45	0	0	45	(16)	(2)	0	(18)	27	0	27
MBC	14	0	5,915	5,929	(5)	0	0	(5)	5,924	(6,140)	(216)
MEI	0	0	0	0	0	0	(9)	(9)	(9)	0	(9)
MYC	0	20	0	20	0	0	0	0	20	0	20
MYI	102	0	0	102	(5)	0	(84)	(89)	13	(659)	(646)
RBC	1	0	0	1	0	0	0	0	1	0	1
RYL	0	0	0	0	(7)	0	0	(7)	(7)	0	(7)
SCX	21	0	0	21	(16)	0	0	(16)	5	0	5
TOR	1	0	0	1	0	0	0	0	1	0	1
UAG	0	0	0	0	(19)	0	0	(19)	(19)	0	(19)

Total Over the Counter	$354	$26	$5,915	$6,295	$(98)	$(7)	$(193)	$(298)

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	79

Schedule of Investments	PIMCO RAE PLUS International Fund	(Cont.)

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$9	$9
Swap Agreements	0	1	0	0	140	141

	$0	$1	$0	$0	$149	$150

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$354	$0	$354
Purchased Options	0	0	0	0	26	26
Swap Agreements	0	0	5,915	0	0	5,915

	$0	$0	$5,915	$354	$26	$6,295

	$0	$1	$5,915	$354	$175	$6,445

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1	$1
Futures	0	0	3	0	40	43
Swap Agreements	0	0	0	0	50	50

	$0	$0	$3	$0	$91	$94

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$98	$0	$98
Written Options	0	0	0	0	7	7
Swap Agreements	0	64	129	0	0	193

	$0	$64	$129	$98	$7	$298

	$0	$64	$132	$98	$98	$392

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$10	$10
Futures	0	0	(10)	0	(690)	(700)
Swap Agreements	0	539	0	0	(527)	12

	$0	$539	$(10)	$0	$(1,207)	$(678)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$831	$0	$831
Written Options	0	0	0	0	98	98
Swap Agreements	0	24	22,073	0	0	22,097

	$0	$24	$22,073	$831	$98	$23,026

	$0	$563	$22,063	$831	$(1,109)	$22,348

80	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2024

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$2	$2
Futures	0	0	(95)	0	(28)	(123)
Swap Agreements	0	(62)	0	0	2,328	2,266

	$0	$(62)	$(95)	$0	$2,302	$2,145

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$347	$0	$347
Purchased Options	0	0	0	0	11	11
Written Options	0	0	0	0	8	8
Swap Agreements	0	(74)	(7,750)	0	0	(7,824)

	$0	$(74)	$(7,750)	$347	$19	$(7,458)

	$0	$(136)	$(7,845)	$347	$2,321	$(5,313)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$11,821	$0	$11,821
Industrials	0	660	0	660
Utilities	0	602	0	602
U.S. Government Agencies	0	36,242	0	36,242
U.S. Treasury Obligations	0	11,081	0	11,081
Non-Agency Mortgage-Backed Securities	0	22,077	1,078	23,155
Asset-Backed Securities	0	53,119	134	53,253
Sovereign Issues	0	1,015	0	1,015
Common Stocks
Communication Services	109	0	0	109
Consumer Discretionary	625	0	0	625
Consumer Staples	189	0	0	189
Energy	105	0	0	105
Financials	901	0	0	901
Health Care	711	0	0	711
Industrials	579	0	0	579
Information Technology	784	0	0	784
Materials	38	0	0	38
Short-Term Instruments
Commercial Paper	0	5,912	0	5,912
Repurchase Agreements	0	24,194	0	24,194
Short-Term Notes	0	3	0	3
Japan Treasury Bills	0	1,520	0	1,520

	$4,041	$168,246	$1,212	$173,499

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$15,067	$0	$0	$15,067

Total Investments	$19,108	$168,246	$1,212	$188,566

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	150	0	150
Over the counter	0	6,295	0	6,295

	$0	$6,445	$0	$6,445

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(10)	(84)	0	(94)
Over the counter	0	(234)	(64)	(298)

	$(10)	$(318)	$(64)	$(392)

Total Financial Derivative Instruments	$(10)	$6,127	$(64)	$6,053

Totals	$19,098	$174,373	$1,148	$194,619

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	81

Schedule of Investments	PIMCO RAE PLUS Small Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 108.7%

CORPORATE BONDS & NOTES 7.9%

BANKING & FINANCE 6.9%

AerCap Ireland Capital DAC
2.875% due 08/14/2024		$200	$198

American Express Co.
5.098% due 02/16/2028 •		100	100

American Honda Finance Corp.
5.904% due 02/12/2025 •		600	601

Bank of America Corp.
5.080% due 01/20/2027 •		1,200	1,194

Bank of America NA
6.137% (SOFRRATE + 0.780%) due 08/18/2025 ~		100	100

Barclays PLC
6.224% due 05/09/2034 •		400	413

Citibank NA
5.488% due 12/04/2026		1,000	1,011

Credit Suisse AG
7.950% due 01/09/2025		650	661

Credit Suisse AG AT1 Claim		200	23

Ford Motor Credit Co. LLC
5.800% due 03/05/2027		200	201
5.800% due 03/08/2029		200	201

Goldman Sachs Group, Inc.
1.431% due 03/09/2027 •		300	278
3.272% due 09/29/2025 •		200	198
5.798% due 08/10/2026 •		500	502
6.419% (SOFRRATE + 1.065%) due 08/10/2026 ~		100	100

HSBC Holdings PLC
5.887% due 08/14/2027 •		200	202

Jackson National Life Global Funding
6.516% (SOFRRATE + 1.150%) due 06/28/2024 ~		200	200

JPMorgan Chase & Co.
1.578% due 04/22/2027 •		200	185
5.040% due 01/23/2028 •		100	100
6.070% due 10/22/2027 •		200	204

JPMorgan Chase Bank NA
5.110% due 12/08/2026		400	401

Morgan Stanley
5.050% due 01/28/2027 •		600	598

Morgan Stanley Bank NA
5.882% due 10/30/2026		250	255

Nykredit Realkredit AS
1.000% due 04/01/2025	DKK	3,500	495
1.500% due 10/01/2052		3,538	413

Realkredit Danmark AS
1.000% due 04/01/2025		4,000	566

Royal Bank of Canada
4.875% due 01/19/2027		$300	299

Toyota Motor Credit Corp.
5.850% due 08/22/2024 •		400	401

Wells Fargo & Co.
2.393% due 06/02/2028 •		100	91
3.196% due 06/17/2027 •		300	286

Wells Fargo Bank NA
6.152% (SOFRRATE + 0.800%) due 08/01/2025 ~		200	201

			10,678

INDUSTRIALS 0.8%

Boeing Co.
2.196% due 02/04/2026		100	94

Carrier Global Corp.
4.375% due 05/29/2025	EUR	100	108

CVS Pass-Through Trust
6.943% due 01/10/2030		$124	127

Daimler Truck Finance North America LLC
5.200% due 01/17/2025		150	150

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hyundai Capital America
6.503% due 08/04/2025 •	$400	$402

Volkswagen Group of America Finance LLC
5.800% due 09/12/2025	200	201
6.292% (SOFRRATE + 0.930%) due 09/12/2025 ~	200	201

		1,283

UTILITIES 0.2%

Southern California Edison Co.
5.150% due 06/01/2029	300	301

Total Corporate Bonds & Notes (Cost $12,276)		12,262

U.S. GOVERNMENT AGENCIES 23.1%

Fannie Mae
0.415% due 03/25/2041 •(a)	575	42
1.265% due 03/25/2036 •(a)	190	14
2.242% due 01/25/2031 ~(a)	467	35
4.821% due 12/25/2036 •	10	11
5.785% due 07/25/2037 - 09/25/2042 •	11	11
5.815% due 07/25/2037 •	12	12
5.835% due 09/25/2035 •	25	25
5.845% due 09/25/2035 •	56	55
6.155% due 06/25/2037 •	108	108

Freddie Mac
1.037% due 07/15/2036 •(a)	312	27
1.267% due 04/15/2036 •(a)	39	2
3.000% due 09/01/2032	354	336
5.000% due 04/15/2041	302	298
5.500% due 03/15/2034	74	73
5.813% due 03/15/2037 •	112	111
6.133% due 08/15/2037 •	157	157
6.143% due 10/15/2037 •	25	25
6.153% due 05/15/2037 - 09/15/2037 •	180	179

Ginnie Mae
4.869% due 04/20/2068 •	349	355

U.S. Small Business Administration
4.430% due 05/01/2029	16	15

Uniform Mortgage-Backed Security
3.000% due 01/01/2027	87	85
4.500% due 12/01/2053	295	281
5.000% due 08/01/2053	1,847	1,814

Uniform Mortgage-Backed Security, TBA
4.500% due 04/01/2054	2,500	2,381
5.000% due 05/01/2054	5,100	4,978
5.500% due 04/01/2054 - 05/01/2054	8,200	8,161
6.000% due 05/01/2054	8,600	8,677
6.500% due 04/01/2054	7,500	7,663

Total U.S. Government Agencies (Cost $36,030)		35,931

U.S. TREASURY OBLIGATIONS 5.0%

U.S. Treasury Inflation Protected Securities (g)
0.125% due 07/15/2024	2,857	2,861
0.125% due 10/15/2024	1,803	1,792
0.125% due 04/15/2025	358	349
0.250% due 01/15/2025 (j)	2,343	2,303

U.S. Treasury Notes
0.375% due 09/30/2027	100	87
0.625% due 11/30/2027	200	175
0.750% due 01/31/2028	300	263

Total U.S. Treasury Obligations (Cost $7,785)		7,830

NON-AGENCY MORTGAGE-BACKED SECURITIES 16.2%

Adjustable Rate Mortgage Trust
5.017% due 01/25/2036 ~	429	332

American Home Mortgage Investment Trust
6.500% due 03/25/2047 þ	117	81

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Avon Finance PLC
6.123% due 12/28/2049 •	GBP	547	$690

Banc of America Funding Trust
5.863% due 04/20/2047 •		$14	11
6.496% due 09/20/2034 «~		1	1

Banc of America Mortgage Trust
5.677% due 02/25/2034 «~		9	8
5.723% due 01/25/2035 ~		10	9

Bear Stearns Adjustable Rate Mortgage Trust
4.692% due 11/25/2034 ~		6	5
4.742% due 07/25/2034 ~		23	21
5.040% due 01/25/2035 ~		1	1
5.423% due 11/25/2034 «~		1	1
6.058% due 08/25/2033 ~		11	10
6.148% due 01/25/2033 «~		114	107
6.262% due 04/25/2033 «~		4	4
7.660% due 02/25/2036 •		6	6

Bear Stearns ALT-A Trust
4.140% due 11/25/2035 ~		199	173
5.292% due 10/25/2035 ~		183	154
5.784% due 12/25/2046 •		15	13
5.944% due 01/25/2036 •		20	18

BX Trust
7.165% due 01/17/2039 •		1,000	988

Chase Mortgage Finance Trust
4.365% due 09/25/2036 ~		39	31
4.734% due 12/25/2035 ~		15	14
6.000% due 11/25/2036		113	46
6.000% due 12/25/2036 «		59	25

ChaseFlex Trust
6.044% due 07/25/2037 •		171	143

Citigroup Mortgage Loan Trust
4.496% due 09/25/2037 ~		165	147
5.861% due 08/25/2035 «~		3	3
6.170% due 09/25/2062 þ		972	973

Countrywide Alternative Loan Trust
5.500% due 07/25/2035 «		1	1
5.500% due 11/25/2035		19	11
5.824% due 09/25/2046 •		201	186
5.844% due 08/25/2037 «•		43	27
5.903% due 05/20/2046 •		14	12
6.004% due 02/25/2037 •		84	67
6.043% due 11/20/2035 •		15	14
6.083% due 12/20/2035 •		173	155
6.084% due 11/25/2035 •		867	699
6.089% due 12/25/2035 •		23	20
6.250% due 08/25/2036		516	300
6.489% due 08/25/2035 •		10	9
6.569% due 01/25/2036 •		47	43

Countrywide Home Loan Mortgage Pass-Through Trust
4.706% due 11/25/2034 ~		44	40
5.077% due 02/20/2035 «~		1	1
6.051% due 10/20/2034 ~		37	36
6.104% due 02/25/2035 •		15	14

Credit Suisse First Boston Mortgage Securities Corp.
5.250% due 09/25/2035		859	676

Credit Suisse Mortgage Capital Mortgage-Backed Trust
2.816% due 08/15/2037		1,300	1,208
3.140% due 12/26/2059 ~		303	305
5.750% due 03/25/2037 «		67	34

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
6.104% due 02/25/2036 •		524	507
6.194% due 10/25/2047 •		770	586

Eurohome U.K. Mortgages PLC
5.493% due 06/15/2044 •	GBP	38	47

GS Mortgage Securities Corp. Trust
6.553% due 07/15/2025 •		$878	875
8.726% due 08/15/2039 •		1,300	1,308

GSR Mortgage Loan Trust
4.704% due 11/25/2035 «~		6	5
5.500% due 01/25/2037 «		21	29
6.000% due 02/25/2036		1,011	414
6.000% due 07/25/2037		262	171
6.000% due 07/25/2037 «		3	2

HarborView Mortgage Loan Trust
4.046% due 06/19/2036 ~		244	125
5.781% due 12/19/2036 •		21	19

82	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.881% due 05/19/2035 •	$788	$711
5.921% due 06/19/2035 •	163	154
5.921% due 12/19/2036 •	489	459

Hilton Orlando Trust
6.672% due 12/15/2034 •	1,000	1,000

IndyMac INDX Mortgage Loan Trust
3.718% due 06/25/2036 ~	501	431
5.624% due 02/25/2037 •	286	259
6.084% due 07/25/2045 •	14	11

InTown Mortgage Trust
8.611% due 08/15/2039 •	1,200	1,209

JP Morgan Alternative Loan Trust
3.838% due 05/25/2036 ~	247	138

JP Morgan Chase Commercial Mortgage Securities Trust
4.549% due 07/05/2033	900	781
6.823% due 12/15/2031 •	114	97

JP Morgan Mortgage Trust
4.048% due 10/25/2036 ~	111	79
4.606% due 10/25/2036 ~	16	11
5.308% due 04/25/2037 «~	15	11
5.529% due 07/25/2035 «~	2	2
5.547% due 07/25/2035 «~	81	74
5.750% due 01/25/2036	9	4

Legacy Mortgage Asset Trust
4.892% due 10/25/2066 þ	701	692
4.991% due 09/25/2060 ~	36	36

Lehman XS Trust
5.944% due 08/25/2037 •	201	186
7.144% due 09/25/2047 •	198	172

Luminent Mortgage Trust
6.164% due 04/25/2036 •	117	97

MASTR Adjustable Rate Mortgages Trust
3.017% due 07/25/2035 ~	35	30
4.827% due 10/25/2033 ~	174	145

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
5.880% due 12/15/2030 •	3	3

Merrill Lynch Alternative Note Asset Trust
5.844% due 03/25/2037 •	1,755	438
6.044% due 03/25/2037 •	357	87

Merrill Lynch Mortgage Investors Trust
4.792% due 09/25/2035 ~	95	75
5.420% due 05/25/2033 ~	13	12

Morgan Stanley Mortgage Loan Trust
7.124% due 06/25/2036 ~	6	5

Morgan Stanley Re-REMIC Trust
3.409% due 02/26/2037 •	96	84
5.250% due 05/26/2037 ~	89	43

Mortgage Equity Conversion Asset Trust
5.510% due 05/25/2042 •	259	249

New Residential Mortgage Loan Trust
3.500% due 10/25/2059 ~	193	178

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.476% due 05/25/2035 þ	11	6

PHH Alternative Mortgage Trust
5.764% due 02/25/2037 •	624	456

Prime Mortgage Trust
6.000% due 06/25/2036 «	1	1

Residential Accredit Loans, Inc. Trust
5.744% due 02/25/2037 •	242	215
5.804% due 07/25/2036 •	910	345
5.814% due 08/25/2036 •	427	385
6.000% due 08/25/2036	51	42

SFO Commercial Mortgage Trust
6.589% due 05/15/2038 •	860	838

Structured Adjustable Rate Mortgage Loan Trust
4.045% due 11/25/2035 ~	181	163
5.744% due 08/25/2036 •	136	108
6.489% due 01/25/2035 •	4	4
7.020% due 02/25/2034 ~	2	1

Structured Asset Mortgage Investments Trust
5.904% due 02/25/2036 •	168	142
6.004% due 02/25/2036 •	2	2
6.141% due 02/19/2035 «•	8	7

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Thornburg Mortgage Securities Trust
7.002% due 06/25/2047 •		$294	$250

WaMu Mortgage Pass-Through Certificates Trust
3.989% due 06/25/2037 ~		34	29
4.174% due 02/25/2037 ~		68	57
4.244% due 12/25/2046 •		54	46
5.899% due 07/25/2047 •		131	104
5.969% due 10/25/2046 •		1,457	1,209
6.004% due 11/25/2045 •		17	15
6.589% due 10/25/2046 •		17	15

Washington Mutual Mortgage Pass-Through Certificates Trust
5.839% due 02/25/2047 •		582	503

Wells Fargo Alternative Loan Trust
5.468% due 07/25/2037 ~		11	10
6.250% due 07/25/2037		347	293

Wells Fargo Mortgage-Backed Securities Trust
6.356% due 12/25/2036 ~		74	71

Total Non-Agency Mortgage-Backed Securities (Cost $26,595)			25,241

ASSET-BACKED SECURITIES 31.5%

ACE Securities Corp. Home Equity Loan Trust
5.564% due 10/25/2036 •		2	1

Albacore Euro CLO Ltd.
4.974% due 10/18/2034 •	EUR	500	534

Ally Auto Receivables Trust
5.528% due 03/17/2025		$700	700

American Express Credit Account Master Trust
4.870% due 05/15/2028		400	399

AmeriCredit Automobile Receivables Trust
6.049% due 10/19/2026 •		272	272
6.190% due 04/19/2027		630	632

Arbor Realty Commercial Real Estate Notes Ltd.
6.769% due 01/15/2037 •		600	598

AREIT Trust
6.569% due 01/20/2037 •		715	708

Ares CLO Ltd.
6.637% due 04/17/2033 •		1,000	1,000

Argent Securities Trust
5.554% due 09/25/2036 •		309	100

Avis Budget Rental Car Funding AESOP LLC
3.350% due 09/22/2025		300	298
5.900% due 08/21/2028		300	306

BA Credit Card Trust
4.790% due 05/15/2028		400	398
4.980% due 11/15/2028		700	702

Bank of America Auto Trust
5.830% due 05/15/2026		394	395

Bear Stearns Asset-Backed Securities Trust
5.684% due 06/25/2047 •		107	107

BHG Securitization Trust
5.320% due 10/17/2035		268	267
5.930% due 10/17/2035		1,200	1,190

CarMax Auto Owner Trust
5.300% due 03/15/2027		600	600
6.219% due 12/15/2025 •		156	156

Carvana Auto Receivables Trust
4.600% due 07/15/2026		290	288
5.620% due 01/10/2029		300	302
6.410% due 09/10/2027		209	210

Chase Issuance Trust
4.720% due 01/15/2031		700	698

Citigroup Mortgage Loan Trust
5.624% due 01/25/2037 •		1,510	1,082
5.644% due 05/25/2037 •		891	596
5.744% due 12/25/2036 •		1,351	550

Citizens Auto Receivables Trust
5.110% due 04/17/2028		100	100
5.430% due 10/15/2026		100	100
6.090% due 10/15/2026		192	193
6.130% due 07/15/2026		446	447

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Asset-Backed Certificates Trust
5.844% due 02/25/2037 •		$207	$198
5.984% due 03/25/2036 •		310	266
6.044% due 06/25/2036 •		28	28

CVC Cordatus Loan Fund DAC
5.145% due 10/23/2034 •	EUR	498	538

Diameter Capital CLO Ltd.
0.000% due 04/15/2037 •		$1,000	1,000

DLLAA LLC
5.930% due 07/20/2026		463	464

Drive Auto Receivables Trust
5.830% due 12/15/2026		500	500

Dryden Senior Loan Fund
6.475% due 07/15/2030 •		1,000	1,004

DT Auto Owner Trust
6.290% due 08/16/2027		423	425

Enterprise Fleet Financing LLC
3.030% due 01/20/2028		247	243

Fifth Third Auto Trust
5.800% due 11/16/2026		361	361

Fremont Home Loan Trust
6.104% due 01/25/2036 •		209	197

GLS Auto Receivables Issuer Trust
5.570% due 02/16/2027		600	600

GM Financial Consumer Automobile Receivables Trust
5.120% due 02/16/2027		400	399
5.919% due 09/16/2025 •		117	117

Greystone Commercial Real Estate Notes Ltd.
6.620% due 09/15/2037 •		141	141

GSAA Home Equity Trust
5.684% due 06/25/2036 •		259	53

GSAMP Trust
5.494% due 12/25/2046 •		604	300
5.614% due 12/25/2036 •		1,259	608

Hertz Vehicle Financing LLC
5.490% due 06/25/2027		300	301

Home Equity Mortgage Loan Asset-Backed Trust
5.654% due 04/25/2037 •		108	75

Honda Auto Receivables Owner Trust
5.710% due 03/18/2026		400	400

HSI Asset Securitization Corp. Trust
5.664% due 12/25/2036 •		3,590	960
5.804% due 04/25/2037 •		644	430

Hyundai Auto Receivables Trust
4.990% due 02/15/2029		500	500
5.290% due 04/15/2027		500	500

JP Morgan Mortgage Acquisition Trust
5.744% due 07/25/2036 •		253	110

LCCM Trust
6.640% due 12/13/2038 •		1,154	1,130

Long Beach Mortgage Loan Trust
5.744% due 05/25/2036 •		217	115
5.984% due 05/25/2046 •		1,474	459
6.419% due 04/25/2035 •		241	237

M360 Ltd.
6.943% due 11/22/2038 •		939	921

Marlette Funding Trust
5.180% due 11/15/2032		93	93
5.950% due 11/15/2032		300	300

Massachusetts Educational Financing Authority
6.573% due 04/25/2038 •		32	32

Master Credit Card Trust
6.169% due 01/21/2027 •		500	502

MASTR Asset-Backed Securities Trust
5.764% due 10/25/2036 •		1,160	586
5.924% due 03/25/2036 •		170	105

MFA Trust
5.363% due 03/25/2060 þ		145	143

Morgan Stanley ABS Capital, Inc. Trust
5.574% due 01/25/2037 •		955	448
5.574% due 02/25/2037 •		1,182	518
5.579% due 11/25/2036 •		1,725	1,116
5.654% due 01/25/2037 •		872	409
5.724% due 08/25/2036 •		1,609	819

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	83

Schedule of Investments	PIMCO RAE PLUS Small Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Dean Witter Capital, Inc. Trust
6.424% due 02/25/2033 «•		$111	$107

Morgan Stanley Mortgage Loan Trust
5.784% due 11/25/2036 •		128	37
6.164% due 04/25/2037 •		141	39

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
6.104% due 10/25/2036 •		626	132

NovaStar Mortgage Funding Trust
5.764% due 10/25/2036 •		873	460

Octagon Investment Partners Ltd.
6.483% due 10/20/2030 •		1,000	1,000

Octane Receivables Trust
5.870% due 05/21/2029		434	435

Ownit Mortgage Loan Trust
6.344% due 10/25/2036 •		115	110

OZLM Ltd.
6.521% due 10/20/2031 •		1,000	1,003

Pagaya AI Debt Selection Trust
4.970% due 01/15/2030		62	62
6.060% due 03/15/2030		508	508

Palmer Square European Loan Funding DAC
0.000% due 08/15/2033 •(b)	EUR	500	539

PRET LLC
5.240% due 04/25/2052 þ		$327	322
5.240% due 09/27/2060 þ		214	212

Renaissance Home Equity Loan Trust
5.586% due 11/25/2036 þ		1,602	545

Research-Driven Pagaya Motor Asset Trust
4.320% due 09/25/2030		265	257
5.380% due 11/25/2030		332	330
7.130% due 01/26/2032		460	464

Santander Drive Auto Receivables Trust
5.930% due 07/17/2028		500	507
6.080% due 08/17/2026		297	297
6.180% due 02/16/2027		600	601

SBNA Auto Lease Trust
5.390% due 11/20/2026		600	600

Securitized Asset-Backed Receivables LLC Trust
5.604% due 08/25/2036 •		956	317
5.924% due 07/25/2036 •		460	186
6.404% due 01/25/2036 •		537	496

SoFi Consumer Loan Program Trust
5.810% due 05/15/2031		115	115

Soundview Home Loan Trust
5.524% due 06/25/2037 •		221	145
5.704% due 02/25/2037 •		543	153
6.344% due 10/25/2037 •		1,237	966

Structured Asset Securities Corp. Mortgage Loan Trust
5.784% due 12/25/2036 •		39	38

Theorem Funding Trust
6.060% due 12/15/2028		270	269

TIAA CLO Ltd.
7.279% due 01/20/2032 •		1,000	1,003

Tricolor Auto Securitization Trust
6.480% due 08/17/2026		219	219
6.610% due 10/15/2027		460	461

Trillium Credit Card Trust
6.187% due 08/26/2028 •		600	603

Upstart Securitization Trust
5.500% due 06/20/2032		415	412

Upstart Structured Pass-Through Trust
4.250% due 06/17/2030		74	72

Westlake Automobile Receivables Trust
5.960% due 10/15/2026		378	379
5.989% due 10/15/2026 •		378	379
6.230% due 01/15/2027		800	804

World Omni Auto Receivables Trust
5.570% due 12/15/2026		846	846

Total Asset-Backed Securities (Cost $51,778)			49,010

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.5%

Argentina Treasury Bond BONCER
0.000% due 06/30/2025 (e)	ARS	9,213	$13
4.000% due 10/14/2024		1,496	2

Brazil Letras do Tesouro Nacional
0.000% due 07/01/2024 (e)	BRL	3,100	603

Mexico Government International Bond
2.750% due 11/27/2031 (g)	MXN	3,490	181
4.000% due 11/30/2028 (g)		487	28

Total Sovereign Issues (Cost $822)			827

		SHARES
COMMON STOCKS 2.5%

COMMUNICATION SERVICES 0.1%

Verizon Communications, Inc.		632	27

Walt Disney Co.		632	77

			104

CONSUMER DISCRETIONARY 0.4%

Amazon.com, Inc. (c)		632	114

Home Depot, Inc.		632	243

McDonald’s Corp.		632	178

NIKE, Inc. ‘B’		632	59

			594

CONSUMER STAPLES 0.1%

Coca-Cola Co.		632	39

Procter & Gamble Co.		632	102

Walmart, Inc.		632	38

			179

ENERGY 0.1%

Chevron Corp.		632	100

FINANCIALS 0.5%

American Express Co.		632	144

Goldman Sachs Group, Inc.		632	264

JPMorgan Chase & Co.		632	127

Travelers Cos., Inc.		632	145

Visa, Inc. ‘A’		632	176

			856

HEALTH CARE 0.4%

Amgen, Inc.		632	180

Johnson & Johnson		632	100

Merck & Co., Inc.		632	83

UnitedHealth Group, Inc.		632	313

			676

INDUSTRIALS 0.4%

3M Co.		632	67

Boeing Co. (c)		632	122

Caterpillar, Inc.		632	231

Honeywell International, Inc.		632	130

			550

INFORMATION TECHNOLOGY 0.5%

Apple, Inc.		632	108

Cisco Systems, Inc.		632	32

Intel Corp.		632	28

International Business Machines Corp.		632	121

		SHARES	MARKET VALUE (000S)

Microsoft Corp.		632	$266

salesforce.com, Inc.		632	190

			745

MATERIALS 0.0%

Dow, Inc.		632	37

Total Common Stocks (Cost $3,733)			3,841

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 22.0%

COMMERCIAL PAPER 3.6%

Alimentation Couche-Tard, Inc.
5.560% due 04/04/2024		$250	250
5.560% due 04/11/2024		250	249

Bacardi Martini BV
5.900% due 04/17/2024		250	249

Bank of Nova Scotia
5.128% due 05/01/2024	CAD	800	588
5.170% due 04/09/2024		100	74

Crown Castle, Inc.
5.820% due 04/02/2024		$250	250
5.850% due 05/02/2024		500	497

Dominion Energy, Inc.
5.600% due 04/23/2024		250	249

Enbridge U.S., Inc.
5.520% due 04/05/2024		250	250

Entergy Corp.
5.600% due 07/02/2024		250	246

Keurig Dr Pepper, Inc.
5.550% due 04/22/2024		250	249

L3Harris Technologies, Inc.
5.520% due 04/17/2024		250	249
5.600% due 04/01/2024		250	250

Microchip Technology, Inc.
5.510% due 04/30/2024		750	746

Penske Truck Leasing Co. LP
5.500% due 04/12/2024		250	249
5.550% due 05/17/2024		500	496

Royal Bank of Canada
5.129% due 05/01/2024	CAD	100	74

Southern Co.
5.550% due 04/23/2024		$250	249

Toronto-Dominion Bank
5.121% due 05/02/2024	CAD	200	147

			5,611

REPURCHASE AGREEMENTS (h) 14.5%
			22,530

SHORT-TERM NOTES 0.0%

Argentina Treasury Bond BONCER
3.750% due 05/20/2024	ARS	12,666	13

JAPAN TREASURY BILLS 2.8%
(0.075)% due 04/15/2024 - 06/24/2024 (d)(e)	JPY	660,000	4,360

U.S. TREASURY BILLS 1.1%
5.349% due 06/04/2024 (e)(f)		$1,800	1,784

Total Short-Term Instruments (Cost $34,416)			34,298

Total Investments in Securities (Cost $173,435)			169,240

84	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2024

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 10.0%

SHORT-TERM INSTRUMENTS 10.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 10.0%

PIMCO Short Asset Portfolio	1,174,956	$11,444

PIMCO Short-Term Floating NAV Portfolio III	419,044	4,076

Total Short-Term Instruments (Cost $15,452)		15,520

Total Investments in Affiliates (Cost $15,452)		15,520

Total Investments 118.7% (Cost $188,887)		$184,760

Financial Derivative Instruments (i)(k) 7.3% (Cost or Premiums, net $2,288)		11,396

Other Assets and Liabilities, net (26.0)%		(40,454)

Net Assets 100.0%		$155,702

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
DEU	5.260%	03/28/2024	04/01/2024	$2,800	U.S. Treasury Bonds 2.000% due 11/15/2041	$(2,871)	$2,800	$2,802
	5.390	03/28/2024	04/01/2024	19,200	U.S. Treasury Bonds 3.375% due 08/15/2042	(19,736)	19,200	19,211
FICC	2.600	03/28/2024	04/01/2024	530	U.S. Treasury Notes 5.000% due 09/30/2025	(541)	530	530

Total Repurchase Agreements						$(23,148)	$22,530	$22,543

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	85

Schedule of Investments	PIMCO RAE PLUS Small Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
DEU	$22,013	$0	$0	$22,013	$(22,607)	$(594)
FICC	530	0	0	530	(541)	(11)

Total Borrowings and Other Financing Transactions	$22,543	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(i) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May Futures	$108.500	04/26/2024	1	$	1	$0	$0
Put - CBOT U.S. Treasury 10-Year Note May Futures	109.000	04/26/2024	2		2	(1)	0
Call - CBOT U.S. Treasury 10-Year Note May Futures	111.500	04/26/2024	1		1	0	(1)
Call - CBOT U.S. Treasury 10-Year Note May Futures	113.000	04/26/2024	2		2	(1)	0

Total Written Options						$(2)	$(1)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-Mini Russell 2000 Index June Futures	06/2024	6	$644	$12	$2	$0
U.S. Treasury 2-Year Note June Futures	06/2024	28	5,726	(17)	0	(6)
U.S. Treasury 5-Year Note June Futures	06/2024	4	428	1	0	0
U.S. Treasury 10-Year Note June Futures	06/2024	123	13,628	57	0	(10)

				$53	$2	$(16)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-Mini DJIA Index June Futures	06/2024	19	$(3,817)	$(90)	$0	$(3)
Euro-Bobl June Futures	06/2024	9	(1,148)	(5)	0	(3)
Euro-Bund June Futures	06/2024	9	(1,295)	(19)	0	(6)
Euro-Buxl 30-Year Bond June Futures	06/2024	2	(293)	(6)	0	(3)

				$(120)	$0	$(15)

Total Futures Contracts				$(67)	$2	$(31)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Exelon Generation Co. LLC	1.000%	Quarterly	12/20/2024	0.235%	$ 100	$1	$0	$1	$0	$0
General Motors Co.	5.000	Quarterly	06/20/2028	0.825	200	28	4	32	0	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	0.183	EUR 400	(25)	26	1	0	0
Verizon Communications, Inc.	1.000	Quarterly	12/20/2024	0.261	$ 100	0	1	1	0	0
Volkswagen International Finance NV	1.000	Quarterly	06/20/2028	0.672	EUR 100	(1)	2	1	0	0

						$3	$33	$36	$0	$0

86	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2024

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.HY-42 5-Year Index	5.000%	Quarterly	06/20/2029	$500	$35	$2	$37	$0	$0
CDX.IG-42 5-Year Index	1.000	Quarterly	06/20/2029	2,400	53	2	55	1	0

					$88	$4	$92	$1	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day JPY-MUTKCALM Compounded-OIS	1.000%	Annual	03/21/2034	JPY	550,000	$(4)	$(54)	$(58)	$0	$(7)
Pay	1-Day USD-SOFR Compounded-OIS	0.407	Semi-Annual	07/21/2024	$	25,700	4	(684)	(680)	0	(15)
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/21/2025		21,540	362	222	584	18	0
Receive	1-Day USD-SOFR Compounded-OIS	4.000	Annual	03/20/2026		4,100	41	4	45	5	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	4.000	Annual	06/20/2026		9,100	(23)	84	61	14	0
Receive	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/21/2028		1,270	27	34	61	2	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		2,900	26	(7)	19	4	0
Receive	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2030		4,100	93	191	284	7	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		14,300	1,813	712	2,525	17	0
Receive	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2033		5,100	333	96	429	5	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2034		6,100	(85)	106	21	3	0
Receive	1-Day USD-SOFR Compounded-OIS	2.750	Annual	06/21/2053		2,080	110	255	365	0	(3)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.500	Annual	06/20/2054		200	(5)	8	3	0	0
Pay	6-Month AUD-BBR-BBSW	4.500	Semi-Annual	09/20/2033	AUD	6,800	(7)	121	114	24	0
Pay	6-Month EUR-EURIBOR	3.370	Annual	10/09/2028	EUR	100	0	3	3	0	0
Pay	6-Month EUR-EURIBOR	3.450	Annual	10/20/2028		100	0	3	3	0	0
Receive	6-Month EUR-EURIBOR	3.270	Annual	11/08/2028		100	0	(2)	(2)	0	0
Receive	6-Month EUR-EURIBOR	2.920	Annual	12/13/2028		100	0	(1)	(1)	0	0
Receive	6-Month EUR-EURIBOR	2.880	Annual	12/19/2028		100	0	(1)	(1)	0	0
Receive	6-Month EUR-EURIBOR	2.950	Annual	12/29/2028		100	0	(1)	(1)	0	0
Pay	6-Month EUR-EURIBOR	3.270	Annual	08/21/2033		100	0	8	8	1	0
Pay	6-Month EUR-EURIBOR	3.300	Annual	10/03/2033		200	(1)	13	12	1	0
Receive	6-Month EUR-EURIBOR	3.250	Annual	11/06/2033		100	(1)	(5)	(6)	0	(1)
Receive	6-Month EUR-EURIBOR	3.148	Annual	11/20/2033		100	(1)	(4)	(5)	0	(1)
Receive	6-Month EUR-EURIBOR	3.305	Annual	11/27/2033		100	(1)	(5)	(6)	0	(1)
Receive	6-Month EUR-EURIBOR	3.063	Annual	12/06/2033		100	0	(4)	(4)	0	(1)
Receive	6-Month EUR-EURIBOR	2.990	Annual	12/08/2033		100	0	(3)	(3)	0	(1)
Receive	6-Month EUR-EURIBOR	2.970	Annual	12/15/2033		100	0	(3)	(3)	0	(1)
Receive	6-Month EUR-EURIBOR	2.890	Annual	12/22/2033		100	0	(3)	(3)	0	(1)
Receive	6-Month EUR-EURIBOR	2.910	Annual	12/29/2033		100	0	(3)	(3)	0	(1)
Receive	6-Month EUR-EURIBOR	2.650	Annual	01/08/2034		100	0	0	0	0	(1)
Pay	6-Month EUR-EURIBOR	2.760	Annual	03/04/2034		100	0	2	2	1	0
Receive(5)	6-Month EUR-EURIBOR	2.670	Annual	04/03/2034		100	0	(1)	(1)	0	(1)
Pay(5)	6-Month EUR-EURIBOR	2.750	Annual	09/18/2034		2,900	48	18	66	17	0
Receive(5)	6-Month EUR-EURIBOR	2.500	Annual	09/18/2054		1,400	(73)	1	(72)	0	(16)
Pay	CAONREPO Index	4.177	Semi-Annual	03/20/2026	CAD	5,500	0	(3)	(3)	0	(3)
Receive	CPURNSA	2.487	Maturity	12/07/2051	$	900	24	21	45	2	0

							$2,680	$1,118	$3,798	$121	$(54)

Total Swap Agreements							$2,771	$1,155	$3,926	$122	$(54)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$2	$122	$124	$(1)	$(31)	$(54)	$(86)

(j)

Securities with an aggregate market value of $544 and cash of $2,839 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	87

Schedule of Investments	PIMCO RAE PLUS Small Fund	(Cont.)

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(k) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2024		$31	AUD	47	$0	$0
	05/2024	AUD	48		$31	0	0

BOA	04/2024	CNH	624		86	0	0
	04/2024	DKK	3,362		489	2	0
	04/2024	IDR	454,320		29	0	0
	04/2024	JPY	88,439		585	1	0
	04/2024	KRW	23,526		18	0	0
	04/2024		$44	AUD	67	0	0
	05/2024	AUD	67		$44	0	0
	05/2024		$257	DKK	1,759	0	(2)
	05/2024		585	JPY	88,037	0	(1)
	06/2024	KRW	155,447		$118	2	0
	06/2024	TWD	2,055		67	3	0
	06/2024		$43	KRW	56,277	0	(1)

BPS	04/2024	BRL	1,310		$263	2	0
	04/2024	CNH	2,007		280	3	0
	04/2024	EUR	1,122		1,217	6	0
	04/2024	GBP	645		819	5	0
	04/2024	IDR	934,653		59	0	0
	04/2024	KRW	64,568		48	0	0
	04/2024		$263	BRL	1,310	0	(2)
	04/2024		102	CNH	741	0	0
	05/2024	BRL	704		$141	1	0
	05/2024	CNH	740		102	0	0
	05/2024	TWD	9,709		314	11	0
	05/2024		$326	DKK	2,240	0	(1)
	06/2024	KRW	340,750		$261	7	0
	06/2024	TWD	53,071		1,715	50	0
	06/2024		$535	INR	44,602	0	(2)
	07/2024	BRL	610		$121	1	0

BRC	04/2024	CAD	38		28	0	0
	04/2024	CNH	2,796		389	4	0
	04/2024	IDR	326,020		20	0	0
	04/2024		$682	DKK	4,680	0	(5)
	05/2024	GBP	645		$816	1	0
	06/2024	KRW	414,185		317	9	0
	06/2024	MXN	15		1	0	0

BSH	07/2024	BRL	1,800		357	1	0

CBK	04/2024	AUD	171		111	0	0
	04/2024	BRL	2,229		446	2	0
	04/2024	CAD	188		139	0	0
	04/2024	CNH	2,851		395	3	0
	04/2024		$453	BRL	2,229	0	(9)
	05/2024	CAD	300		$223	2	0
	06/2024	KRW	122,395		95	4	0
	06/2024		$49	IDR	778,599	0	0

DUB	04/2024	BRL	4,042		$805	0	(2)
	04/2024	IDR	1,301,898		82	0	0
	04/2024		$809	BRL	4,042	0	(3)
	05/2024	EUR	1,193		$1,294	5	0
	05/2024		$1,058	BRL	5,316	2	(3)
	06/2024	KRW	353,231		$271	9	0

88	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2024

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
GLM	04/2024		$341	DKK	2,348	$0	$(1)
	06/2024	IDR	785,679		$50	0	0
	06/2024		$342	MXN	5,765	1	0
	07/2024	BRL	900		$182	4	0
	04/2025	DKK	2,400		355	1	0

JPM	04/2024	BRL	1,725		345	1	0
	04/2024	CAD	5,208		3,858	14	(1)
	04/2024	EUR	71		77	1	0
	04/2024	KRW	46,074		34	0	0
	04/2024		$353	BRL	1,725	0	(9)
	06/2024	KRW	438,602		$335	9	0
	06/2024	TWD	6,216		200	5	0
	06/2024		$431	IDR	6,802,523	0	(3)
	06/2024		74	INR	6,188	0	0
	06/2024		1,226	MXN	20,823	11	0
	07/2024	BRL	575		$115	2	0

MBC	04/2024		81		16	0	0
	04/2024	CNH	4,145		577	6	0
	04/2024	IDR	156,699		10	0	0
	04/2024	JPY	6,300		42	0	0
	04/2024		$16	BRL	81	0	0
	04/2024		3,808	CAD	5,164	5	0
	05/2024	CAD	5,162		$3,808	0	(5)
	05/2024	DKK	6,895		1,000	1	0
	06/2024	TWD	2,309		72	0	0
	06/2024		$6	INR	477	0	0

MYI	04/2024	BRL	80		$16	0	0
	04/2024	CNH	1,924		269	4	0
	04/2024	JPY	210,000		1,465	75	0
	04/2024		$16	BRL	80	0	0
	04/2024		382	DKK	2,641	0	(1)
	05/2024	CAD	800		$598	7	0
	05/2024		$168	JPY	25,200	0	(1)
	06/2024	KRW	269,441		$207	7	0
	06/2024		$157	IDR	2,451,621	0	(3)
	06/2024		18	INR	1,474	0	0
	04/2025	DKK	2,700		$399	0	0

RBC	04/2024		401		58	0	0
	04/2024		$2	MXN	43	0	0
	06/2024		107		1,812	0	0

SCX	04/2024	CNH	8,384		$1,166	12	0
	04/2024	DKK	4,299		627	5	0
	04/2024		$638	JPY	95,096	0	(10)
	06/2024	KRW	435,038		$333	9	0
	06/2024		$222	IDR	3,512,787	0	(1)
	06/2024		872	INR	72,628	0	(3)

TOR	05/2024	AUD	57		$37	0	0

UAG	04/2024	CAD	100		74	0	0
	04/2024		$147	CAD	200	0	0
	04/2024		347	DKK	2,400	0	0
	04/2024		1,520	ZAR	28,466	0	(19)
	06/2024	JPY	450,000		$3,077	66	0
	04/2025	DKK	2,400		354	0	0

Total Forward Foreign Currency Contracts						$382	$(88)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.000%	07/17/2024	7,300	$3	$5

MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.000	10/17/2024	7,400	4	7
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.750	01/13/2025	7,400	7	12

Total Purchased Options							$14	$24

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	89

Schedule of Investments	PIMCO RAE PLUS Small Fund	(Cont.)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.500%	04/08/2024	200	$0	$0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.850	04/08/2024	200	0	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.550	04/15/2024	100	0	(1)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.810	04/15/2024	100	0	0

CKL	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.480	04/29/2024	100	0	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.780	04/29/2024	100	0	0

FAR	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.705	04/22/2024	200	(1)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.105	04/22/2024	200	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.690	04/26/2024	300	(1)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.090	04/26/2024	300	(1)	(1)

GLM	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.430	04/12/2024	100	0	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.770	04/12/2024	100	0	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	04/08/2024	100	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.900	04/08/2024	100	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.680	04/15/2024	100	0	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.080	04/15/2024	100	0	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.685	04/18/2024	100	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	04/18/2024	100	0	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.085	04/18/2024	100	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.150	04/18/2024	100	0	0

JPM	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.560	04/22/2024	100	0	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.860	04/22/2024	100	0	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550	04/12/2024	100	0	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.950	04/12/2024	100	0	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.480	04/25/2024	100	0	(1)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.770	04/25/2024	100	0	0

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	04/02/2024	200	(1)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.250	04/02/2024	200	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.624	04/01/2024	100	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.627	04/01/2024	200	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.024	04/01/2024	100	0	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.027	04/01/2024	200	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	04/11/2024	100	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.900	04/11/2024	100	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.678	04/25/2024	100	0	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.078	04/25/2024	100	0	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.690	04/26/2024	100	0	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.090	04/26/2024	100	0	0

Total Written Options							$(15)	$(7)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BOA	ABX.HE.AAA.6-2 Index «	0.110%	Monthly	05/25/2046	$	1,847	$(480)	$373	$0	$(107)

90	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2024

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
JPM	Receive	ERAUSST Index	8,767	5.580% (1-Month USD-LIBOR plus a specified spread)	Maturity	08/21/2024	$	49,721	$0	$8,746	$8,746	$0
	Receive	ERAUSST Index	2,841	5.650% (1-Month USD-LIBOR plus a specified spread)	Maturity	08/21/2024		16,244	0	2,738	2,738	0

MYI	Receive	ERAUSST Index	6,932	5.570% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/15/2024		47,811	0	(218)	0	(218)

RBC	Receive	ERAUSST Index	143	5.710% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/08/2025		986	0	(4)	0	(4)

UAG	Receive	ERAUSST Index	3,884	5.430% (1-Month USD-LIBOR plus a specified spread)	Monthly	07/24/2024		26,789	0	(108)	0	(108)

									$0	$11,154	$11,484	$(330)

Total Swap Agreements									$(480)	$11,527	$11,484	$(437)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$8	$0	$0	$8	$(4)	$0	$(107)	$(111)	$(103)	$0	$(103)
BPS	86	0	0	86	(5)	0	0	(5)	81	0	81
BRC	14	0	0	14	(5)	0	0	(5)	9	0	9
BSH	1	0	0	1	0	0	0	0	1	0	1
CBK	11	0	0	11	(9)	(1)	0	(10)	1	0	1
DUB	16	0	0	16	(8)	0	0	(8)	8	0	8
FAR	0	0	0	0	0	(3)	0	(3)	(3)	0	(3)
GLM	6	5	0	11	(1)	(1)	0	(2)	9	0	9
JPM	43	0	11,484	11,527	(13)	(1)	0	(14)	11,513	(10,949)	564
MBC	12	0	0	12	(5)	0	0	(5)	7	0	7
MYC	0	19	0	19	0	(1)	0	(1)	18	0	18
MYI	93	0	0	93	(5)	0	(218)	(223)	(130)	(2,490)	(2,620)
RBC	0	0	0	0	0	0	(4)	(4)	(4)	0	(4)
SCX	26	0	0	26	(14)	0	0	(14)	12	0	12
UAG	66	0	0	66	(19)	0	(108)	(127)	(61)	(1,130)	(1,191)

Total Over the Counter	$382	$24	$11,484	$11,890	$(88)	$(7)	$(437)	$(532)

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	91

Schedule of Investments	PIMCO RAE PLUS Small Fund	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$2	$0	$0	$2
Swap Agreements	0	1	0	0	121	122

	$0	$1	$2	$0	$121	$124

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$382	$0	$382
Purchased Options	0	0	0	0	24	24
Swap Agreements	0	0	11,484	0	0	11,484

	$0	$0	$11,484	$382	$24	$11,890

	$0	$1	$11,486	$382	$145	$12,014

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1	$1
Futures	0	0	3	0	28	31
Swap Agreements	0	0	0	0	54	54

	$0	$0	$3	$0	$83	$86

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$88	$0	$88
Written Options	0	0	0	0	7	7
Swap Agreements	0	107	330	0	0	437

	$0	$107	$330	$88	$7	$532

	$0	$107	$333	$88	$90	$618

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$8	$8
Futures	0	0	103	0	(347)	(244)
Swap Agreements	0	247	0	0	(1,559)	(1,312)

	$0	$247	$103	$0	$(1,898)	$(1,548)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$984	$0	$984
Written Options	0	0	0	0	91	91
Swap Agreements	0	40	21,929	0	0	21,969

	$0	$40	$21,929	$984	$91	$23,044

	$0	$287	$22,032	$984	$(1,807)	$21,496

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1	$1
Futures	0	0	(89)	0	101	12
Swap Agreements	0	(74)	0	0	2,752	2,678

	$0	$(74)	$(89)	$0	$2,854	$2,691

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$56	$0	$56
Purchased Options	0	0	0	0	10	10
Written Options	0	0	0	0	7	7
Swap Agreements	0	(125)	10,132	0	0	10,007

	$0	$(125)	$10,132	$56	$17	$10,080

	$0	$(199)	$10,043	$56	$2,871	$12,771

92	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2024

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$10,678	$0	$10,678
Industrials	0	1,283	0	1,283
Utilities	0	301	0	301
U.S. Government Agencies	0	35,931	0	35,931
U.S. Treasury Obligations	0	7,830	0	7,830
Non-Agency Mortgage-Backed Securities	0	24,898	343	25,241
Asset-Backed Securities	0	48,903	107	49,010
Sovereign Issues	0	827	0	827
Common Stocks
Communication Services	104	0	0	104
Consumer Discretionary	594	0	0	594
Consumer Staples	179	0	0	179
Energy	100	0	0	100
Financials	856	0	0	856
Health Care	676	0	0	676
Industrials	550	0	0	550
Information Technology	745	0	0	745
Materials	37	0	0	37
Short-Term Instruments
Commercial Paper	0	5,611	0	5,611
Repurchase Agreements	0	22,530	0	22,530
Short-Term Notes	0	13	0	13
Japan Treasury Bills	0	4,360	0	4,360
U.S. Treasury Bills	0	1,784	0	1,784

	$3,841	$164,949	$450	$169,240

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$15,520	$0	$0	$15,520

Total Investments	$19,361	$164,949	$450	$184,760

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	2	122	0	124
Over the counter	0	11,890	0	11,890

	$2	$12,012	$0	$12,014

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(15)	(71)	0	(86)
Over the counter	0	(425)	(107)	(532)

	$(15)	$(496)	$(107)	$(618)

Total Financial Derivative Instruments	$(13)	$11,516	$(107)	$11,396

Totals	$19,348	$176,465	$343	$196,156

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	93

Schedule of Investments	PIMCO RAE Worldwide Long/Short PLUS Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 123.3%

CORPORATE BONDS & NOTES 13.1%

BANKING & FINANCE 9.7%

AerCap Ireland Capital DAC
2.875% due 08/14/2024		$700	$692

Ally Financial, Inc.
5.800% due 05/01/2025		200	200

American Honda Finance Corp.
5.000% due 05/23/2025		1,100	1,096
5.904% due 02/12/2025 •		1,800	1,803

American Tower Corp.
3.800% due 08/15/2029		1,686	1,574

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		567	505

Bank of America Corp.
3.974% due 02/07/2030 •		1,446	1,371
5.933% due 09/15/2027 •		1,000	1,014
6.695% (SOFRRATE + 1.330%) due 04/02/2026 ~		800	806

Bank of America NA
6.137% (SOFRRATE + 0.780%) due 08/18/2025 ~		1,000	1,005

Barclays PLC
4.972% due 05/16/2029 •		800	784
5.690% due 03/12/2030 •		200	201

Citibank NA
5.488% due 12/04/2026		700	708

Credit Suisse AG AT1 Claim		2,612	300

Deutsche Bank AG
1.375% due 09/03/2026 •	EUR	400	416
3.547% due 09/18/2031 •		$2,000	1,763

Discover Bank
4.650% due 09/13/2028		1,544	1,495

Equinix, Inc.
1.550% due 03/15/2028		700	608

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	604	624

Ford Motor Credit Co. LLC
3.815% due 11/02/2027		$400	375
4.542% due 08/01/2026		200	194
5.800% due 03/05/2027		600	603
5.800% due 03/08/2029		400	402

Goldman Sachs Group, Inc.
3.272% due 09/29/2025 •		600	593
4.223% due 05/01/2029 •		1,446	1,392
5.798% due 08/10/2026 •		2,300	2,308
6.419% (SOFRRATE + 1.065%) due 08/10/2026 ~		500	502
7.213% (SOFRRATE + 1.850%) due 03/15/2028 ~		400	409

HSBC Holdings PLC
2.848% due 06/04/2031 •		600	518
2.999% due 03/10/2026 •		3,200	3,118
4.292% due 09/12/2026 •		400	393

Jackson National Life Global Funding
6.516% (SOFRRATE + 1.150%) due 06/28/2024 ~		900	902

JPMorgan Chase & Co.
1.040% due 02/04/2027 •		400	370
1.578% due 04/22/2027 •		600	556
3.782% due 02/01/2028 •		200	193
5.040% due 01/23/2028 •		400	399
6.070% due 10/22/2027 •		600	612

JPMorgan Chase Bank NA
5.110% due 12/08/2026		2,100	2,107

Mizuho Financial Group, Inc.
3.477% due 04/12/2026		1,678	1,622

Morgan Stanley
1.512% due 07/20/2027 •		1,200	1,102
2.188% due 04/28/2026 •		900	869
4.585% (EUR003M + 0.650%) due 03/19/2027 ~	EUR	500	541

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Bank NA
5.882% due 10/30/2026		$1,300	$1,325

Nordea Kredit Realkreditaktieselskab
1.500% due 10/01/2053	DKK	5,596	653

Nykredit Realkredit AS
1.000% due 04/01/2025		14,900	2,106
1.500% due 10/01/2052		14,080	1,643

Realkredit Danmark AS
1.000% due 04/01/2025		17,100	2,418
1.500% due 10/01/2053		8,677	1,013

Royal Bank of Canada
4.875% due 01/19/2027		$1,400	1,397

Sumitomo Mitsui Financial Group, Inc.
3.040% due 07/16/2029		1,678	1,522

Toyota Motor Credit Corp.
5.850% due 08/22/2024 •		1,500	1,502

UBS AG
5.125% due 05/15/2024 (g)		2,300	2,295

UBS Group AG
3.750% due 03/26/2025		1,000	981
4.751% due 05/12/2028 •		1,000	980

VICI Properties LP
5.750% due 04/01/2034		100	99

Wells Fargo & Co.
0.625% due 08/14/2030	EUR	1,200	1,081
2.406% due 10/30/2025 •		$300	294
3.196% due 06/17/2027 •		200	191

Wells Fargo Bank NA
6.152% (SOFRRATE + 0.800%) due 08/01/2025 ~		1,200	1,206

			57,751

INDUSTRIALS 2.7%

Bacardi Ltd.
2.750% due 07/15/2026		100	94

Boeing Co.
2.196% due 02/04/2026		100	94

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029		700	651

DAE Funding LLC
2.625% due 03/20/2025		400	388
3.375% due 03/20/2028		500	462

Dell International LLC
4.900% due 10/01/2026		100	99

Hyundai Capital America
6.503% due 08/04/2025 •		1,600	1,609

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (b)		1,100	1,107

Imperial Brands Finance PLC
3.125% due 07/26/2024		2,588	2,566
3.500% due 07/26/2026		200	191

INEOS Finance PLC
2.125% due 11/15/2025	EUR	1,625	1,702

MPLX LP
2.650% due 08/15/2030		$800	689

Nakilat, Inc.
6.067% due 12/31/2033		753	786

Nissan Motor Co. Ltd.
3.522% due 09/17/2025		1,500	1,447
4.345% due 09/17/2027		1,800	1,712
4.810% due 09/17/2030		800	748

Perrigo Finance Unlimited Co.
4.650% due 06/15/2030		800	736

T-Mobile USA, Inc.
2.700% due 03/15/2032		300	252
3.375% due 04/15/2029		500	463

			15,796

UTILITIES 0.7%

Edison International
5.750% due 06/15/2027		542	549

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pacific Gas & Electric Co.
3.000% due 06/15/2028		$500	$457
4.550% due 07/01/2030		800	761

Southern California Edison Co.
4.875% due 02/01/2027		600	598
5.150% due 06/01/2029		200	201

Southern Co. Gas Capital Corp.
1.750% due 01/15/2031		1,900	1,548

			4,114

Total Corporate Bonds & Notes (Cost $81,142)			77,661

U.S. GOVERNMENT AGENCIES 22.0%

Fannie Mae
0.415% due 03/25/2041 •(a)		1,288	95
1.265% due 03/25/2036 •(a)		425	32
4.821% due 12/25/2036 •		23	25

Freddie Mac
1.037% due 07/15/2036 •(a)		699	59
1.267% due 04/15/2036 •(a)		88	6
3.000% due 09/01/2032		1,594	1,511
4.000% due 01/01/2048 - 03/01/2049		1,089	1,027

Ginnie Mae
3.750% due 11/20/2044 •		271	269
4.869% due 04/20/2068 •		781	795

Uniform Mortgage-Backed Security
3.000% due 01/01/2027		349	339
3.500% due 06/01/2045 - 04/01/2048		7,286	6,646

Uniform Mortgage-Backed Security, TBA
4.500% due 05/01/2054		14,300	13,624
5.000% due 04/01/2054 - 05/01/2054		25,700	25,083
5.500% due 04/01/2054 - 05/01/2054		26,900	26,769
6.000% due 05/01/2054		36,000	36,324
6.500% due 04/01/2054		16,900	17,268

Total U.S. Government Agencies (Cost $130,597)			129,872

U.S. TREASURY OBLIGATIONS 7.0%

U.S. Treasury Inflation Protected Securities (f)
0.125% due 07/15/2024 (j)		13,376	13,393
0.125% due 10/15/2024 (j)(l)		8,533	8,481
0.125% due 04/15/2025 (j)(l)		1,433	1,397
0.250% due 01/15/2025 (j)(l)		9,895	9,726
0.625% due 07/15/2032 (l)		9,021	8,185
1.125% due 01/15/2033 (l)		104	97

Total U.S. Treasury Obligations (Cost $41,496)			41,279

NON-AGENCY MORTGAGE-BACKED SECURITIES 13.7%

Adjustable Rate Mortgage Trust
4.790% due 09/25/2035 ~		8	6
5.017% due 01/25/2036 ~		961	743

American Home Mortgage Investment Trust
6.500% due 03/25/2047 þ		262	182

Avon Finance PLC
6.123% due 12/28/2049 •	GBP	2,279	2,877

BAMLL Commercial Mortgage Securities Trust
2.829% due 01/15/2032		$1,000	667

Banc of America Funding Trust
5.863% due 04/20/2047 •		32	25
6.496% due 09/20/2034 «~		3	3

BCAP LLC Trust
5.250% due 04/26/2037		48	28

Bear Stearns Adjustable Rate Mortgage Trust
4.742% due 07/25/2034 ~		52	48
5.040% due 01/25/2035 ~		2	2
5.541% due 02/25/2034 ~		3	3
6.058% due 08/25/2033 ~		24	23

94	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.148% due 01/25/2033 «~		$254	$241
6.262% due 04/25/2033 «~		10	9

Bear Stearns ALT-A Trust
5.138% due 05/25/2035 ~		17	16
5.944% due 01/25/2036 •		44	40

BX Trust
6.075% due 04/15/2039 •		980	968

Chase Home Lending Mortgage Trust
3.250% due 03/25/2063 ~		1,653	1,465
3.500% due 06/25/2062 ~		3,004	2,711

CIM Trust
5.000% due 05/25/2062 ~		1,884	1,860
6.639% due 12/25/2067 þ		625	626

Citigroup Mortgage Loan Trust
6.170% due 09/25/2062 þ		2,740	2,742
6.440% due 09/25/2035 «•		1	1

Colony Mortgage Capital Ltd.
6.914% due 11/15/2038 •		3,200	3,102

Countrywide Alternative Loan Trust
5.500% due 11/25/2035		42	25
5.804% due 05/25/2047 •		103	94
5.844% due 08/25/2037 «•		95	59
6.083% due 12/20/2035 •		388	348
6.084% due 11/25/2035 •		1,943	1,566
6.089% due 12/25/2035 •		54	48
6.250% due 08/25/2036		1,156	672

Countrywide Home Loan Mortgage Pass-Through Trust
4.428% due 09/25/2047 ~		1	1
6.104% due 02/25/2035 •		12	11

Credit Suisse First Boston Mortgage Securities Corp.
6.065% due 03/25/2032 ~		4	4

Credit Suisse Mortgage Capital Mortgage-Backed Trust
2.000% due 01/25/2060 ~		2,208	1,908
3.140% due 12/26/2059 ~		508	512

Cross Mortgage Trust
6.615% due 03/25/2068 þ		1,814	1,819

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
6.194% due 10/25/2047 •		1,726	1,312

Ellington Financial Mortgage Trust
5.900% due 09/25/2067 þ		2,880	2,876

Eurohome U.K. Mortgages PLC
5.493% due 06/15/2044 •	GBP	86	106

FWD Securitization Trust
2.240% due 01/25/2050 ~		$472	435

GS Mortgage Securities Corp. Trust
8.726% due 08/15/2039 •		3,000	3,018

GSR Mortgage Loan Trust
4.437% due 11/25/2035 ~		2	1

HarborView Mortgage Loan Trust
5.661% due 07/19/2047 •		1,696	1,560
5.851% due 12/19/2036 •		470	378

IndyMac INDX Mortgage Loan Trust
5.924% due 07/25/2035 •		1	1
6.084% due 07/25/2045 •		31	24

JP Morgan Chase Commercial Mortgage Securities Trust
2.287% due 03/05/2042		3,400	2,873
6.423% due 02/15/2035 •		699	696

JP Morgan Mortgage Trust
5.308% due 04/25/2037 «~		34	24

Legacy Mortgage Asset Trust
1.875% due 10/25/2068 þ		749	727

Lehman XS Trust
5.804% due 12/25/2036 •		704	664
5.944% due 08/25/2037 •		451	416

Luminent Mortgage Trust
4.307% due 04/25/2036 ~		2,679	1,777

MAD Mortgage Trust
3.254% due 08/15/2034 ~		1,790	1,582

MASTR Adjustable Rate Mortgages Trust
4.827% due 10/25/2033 ~		390	324
5.654% due 04/25/2046 •		3	2

Merrill Lynch Alternative Note Asset Trust
5.844% due 03/25/2037 •		3,930	982

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch Mortgage Investors Trust
5.420% due 05/25/2033 ~		$24	$23
5.944% due 11/25/2035 •		91	85

Merrill Lynch Mortgage-Backed Securities Trust
4.212% due 04/25/2037 ~		8	6

MFA Trust
4.400% due 03/25/2068 þ		1,241	1,205
6.775% due 10/25/2058 þ		1,074	1,082

MSDB Trust
3.316% due 07/11/2039 ~		4,000	3,562

New Residential Mortgage Loan Trust
3.500% due 10/25/2059 ~		354	328
6.864% due 10/25/2063 þ		2,583	2,615

OBX Trust
5.949% due 02/25/2063 þ		1,298	1,294
6.113% due 03/25/2063 þ		978	979
6.567% due 06/25/2063 þ		948	957
7.045% due 09/25/2063 þ		2,574	2,609

PHH Alternative Mortgage Trust
5.764% due 02/25/2037 •		1,399	1,021

PRET LLC
7.021% due 02/25/2054 þ		884	882

PRPM LLC
4.000% due 06/25/2053 þ		1,855	1,789

Residential Accredit Loans, Inc. Trust
5.784% due 01/25/2037 •		1,287	1,084

Sequoia Mortgage Trust
3.854% due 01/20/2047 ~		4	2
6.172% due 03/20/2035 «•		2	2

Stratton Mortgage Funding PLC
0.000% due 06/20/2060 •	GBP	600	760

Structured Adjustable Rate Mortgage Loan Trust
4.045% due 11/25/2035 ~		$406	364

Structured Asset Mortgage Investments Trust
6.141% due 02/19/2035 «•		17	15

Thornburg Mortgage Securities Trust
7.002% due 06/25/2047 •		5	5

Towd Point Mortgage Funding
6.572% due 07/20/2045 •	GBP	3,272	4,132

Verus Securitization Trust
4.260% due 02/25/2067 þ		$1,176	1,106
6.193% due 03/25/2068 þ		1,289	1,291
6.476% due 06/25/2068 þ		1,109	1,114
7.070% due 10/25/2068 þ		1,801	1,836

WaMu Mortgage Pass-Through Certificates Trust
3.393% due 04/25/2037 ~		6	5
3.730% due 01/25/2037 ~		2	2
4.244% due 12/25/2046 •		121	104
4.279% due 12/25/2036 ~		2	2
5.899% due 07/25/2047 •		294	234
5.969% due 10/25/2046 •		3,263	2,708

Washington Mutual Mortgage Pass-Through Certificates Trust
5.839% due 02/25/2047 •		1,304	1,128
6.059% due 05/25/2046 •		3	2

Wells Fargo Alternative Loan Trust
5.468% due 07/25/2037 ~		26	23
6.250% due 07/25/2037		778	657

Wells Fargo Commercial Mortgage Trust
3.244% due 12/15/2047		806	798

Total Non-Agency Mortgage-Backed Securities (Cost $84,013)			81,044

ASSET-BACKED SECURITIES 35.6%

ABFC Trust
6.179% due 03/25/2035 •		1,140	1,054

Ally Auto Receivables Trust
5.528% due 03/17/2025		2,600	2,600

ALM Ltd.
7.426% due 10/15/2029 •		3,100	3,111

American Express Credit Account Master Trust
4.870% due 05/15/2028		1,600	1,598

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

AmeriCredit Automobile Receivables Trust
6.190% due 04/19/2027		$2,791	$2,800
6.389% due 07/25/2035 •		4,737	4,605

Arbor Realty Commercial Real Estate Notes Ltd.
7.725% due 05/15/2037 •		1,200	1,189
8.225% due 05/15/2037 •		1,200	1,193

Argent Securities Trust
5.554% due 09/25/2036 •		692	224
5.924% due 06/25/2036 •		2,045	558

Avis Budget Rental Car Funding AESOP LLC
3.350% due 09/22/2025		300	298
5.900% due 08/21/2028		1,300	1,325
6.120% due 04/20/2027		3,300	3,345

BA Credit Card Trust
4.790% due 05/15/2028		1,700	1,693

Bank of America Auto Trust
5.830% due 05/15/2026		1,972	1,974

Black Diamond CLO DAC
4.881% due 05/15/2032 •	EUR	1,957	2,101

Cairn CLO DAC
4.722% due 10/15/2031 •		849	910

Capital One Prime Auto Receivables Trust
5.969% due 09/15/2025 •		$456	456

Carlyle Euro CLO DAC
4.642% due 01/15/2031 •	EUR	1,325	1,417
4.791% due 08/15/2032 •		2,300	2,462

CarMax Auto Owner Trust
6.219% due 12/15/2025 •		$599	600

Carrington Mortgage Loan Trust
5.704% due 02/25/2037 •		3,008	2,779

Carvana Auto Receivables Trust
4.600% due 07/15/2026		695	692
5.380% due 03/12/2029		600	600
5.420% due 04/10/2028		1,000	1,000
5.980% due 08/10/2026		324	325
6.410% due 09/10/2027		974	979

CBAM Ltd.
6.699% due 10/20/2029 •		1,409	1,410

Chase Issuance Trust
4.720% due 01/15/2031		3,000	2,992

CIFC Funding Ltd.
7.136% due 04/25/2033 •		1,700	1,706

Citigroup Mortgage Loan Trust
5.744% due 12/25/2036 •		3,026	1,233
5.764% due 09/25/2036 •		3,224	2,383

Citizens Auto Receivables Trust
5.110% due 04/17/2028		300	300
5.430% due 10/15/2026		500	500
6.130% due 07/15/2026		1,190	1,192
6.269% due 07/15/2026 •		1,041	1,044

College Avenue Student Loans LLC
7.220% due 05/25/2055 •		3,108	3,155

Countrywide Asset-Backed Certificates Trust
5.844% due 02/25/2037 •		423	404
5.944% due 01/25/2046 •		4,486	4,204
6.044% due 06/25/2036 •		63	62

CPS Auto Receivables Trust
5.710% due 09/15/2027		531	531

CRB Securitization Trust
6.960% due 10/20/2033		1,336	1,348

Drive Auto Receivables Trust
5.830% due 12/15/2026		2,000	2,002

DT Auto Owner Trust
6.290% due 08/16/2027		1,996	2,002

Exeter Automobile Receivables Trust
5.530% due 10/15/2026		900	900
5.600% due 08/17/2026		1,467	1,467

Fifth Third Auto Trust
5.800% due 11/16/2026		903	903

Fortress Credit Investments Ltd.
7.170% due 02/23/2039 •		3,205	3,205

Foursight Capital Automobile Receivables Trust
5.990% due 05/15/2028		1,422	1,427

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	95

Schedule of Investments	PIMCO RAE Worldwide Long/Short PLUS Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fremont Home Loan Trust
6.104% due 01/25/2036 •		$383	$363

Galaxy CLO Ltd.
6.546% due 10/15/2030 •		766	766

GECU Auto Receivables Trust
5.950% due 03/15/2027		1,546	1,548

GLS Auto Receivables Issuer Trust
5.570% due 02/16/2027		2,500	2,498
5.700% due 01/15/2027		1,522	1,519
6.040% due 03/15/2027		1,037	1,039

GLS Auto Select Receivables Trust
5.960% due 10/16/2028		1,000	1,012
6.270% due 08/16/2027		2,498	2,509

GM Financial Automobile Leasing Trust
5.580% due 01/20/2026		1,213	1,213
5.769% due 01/20/2026 •		693	693

GM Financial Consumer Automobile Receivables Trust
4.850% due 12/18/2028		900	898
5.120% due 02/16/2027		1,800	1,796

GoldenTree Loan Management EUR CLO DAC
4.870% due 01/20/2032 •	EUR	10,500	11,255

GSAA Home Equity Trust
5.684% due 06/25/2036 •		$581	120

GSAMP Trust
5.574% due 12/25/2046 •		1,670	875

Halseypoint CLO Ltd.
7.019% due 07/20/2031 •		600	601

Harvest CLO DAC
4.582% due 10/15/2031 •	EUR	963	1,033

Hertz Vehicle Financing LLC
1.210% due 12/26/2025		$3,200	3,125
1.990% due 06/25/2026		600	579
5.490% due 06/25/2027		300	301

Home Equity Mortgage Loan Asset-Backed Trust
5.654% due 04/25/2037 •		221	154

Honda Auto Receivables Owner Trust
5.710% due 03/18/2026		1,700	1,702

HSI Asset Securitization Corp. Trust
5.664% due 12/25/2036 •		8,042	2,151

Hyundai Auto Receivables Trust
4.990% due 02/15/2029		1,400	1,401
5.290% due 04/15/2027		1,400	1,399

JP Morgan Mortgage Acquisition Trust
5.744% due 07/25/2036 •		568	246

KKR CLO Ltd.
6.526% due 07/15/2030 •		465	466

Laurelin DAC
4.690% due 10/20/2031 •	EUR	2,051	2,204

LendingPoint Pass-Through Trust
3.250% due 04/15/2028		$981	958

LL ABS Trust
3.760% due 11/15/2029		111	110
6.630% due 05/15/2030		179	179

Long Beach Mortgage Loan Trust
6.419% due 04/25/2035 •		541	532

Man GLG Euro CLO DAC
1.970% due 10/15/2032	EUR	1,000	994
4.622% due 10/15/2030 •		252	272
5.642% due 10/15/2032 •		2,300	2,433

Marlette Funding Trust
5.180% due 11/15/2032		$255	255
5.950% due 11/15/2032		1,000	998
6.070% due 04/15/2033		1,125	1,126

Master Credit Card Trust
6.169% due 01/21/2027 •		3,100	3,115

MASTR Asset-Backed Securities Trust
5.764% due 10/25/2036 •		2,599	1,311
5.924% due 03/25/2036 •		381	235

MF1 Ltd.
7.076% due 02/19/2037 •		2,900	2,851

Morgan Stanley ABS Capital, Inc. Trust
5.574% due 01/25/2037 •		2,140	1,004
5.574% due 02/25/2037 •		2,076	1,841
5.724% due 08/25/2036 •		3,603	1,834

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Home Equity Loan Trust
5.614% due 04/25/2037 •		$2,155	$1,125

Morgan Stanley Mortgage Loan Trust
6.164% due 04/25/2037 •		315	86

Mountain View CLO LLC
6.666% due 10/16/2029 •		756	756

Nassau Ltd.
6.726% due 10/15/2029 •		115	115

Nelnet Student Loan Trust
6.183% due 04/20/2062 •		1,286	1,276
6.640% due 02/20/2041		245	246
7.519% due 02/20/2041 •		245	245

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
6.104% due 10/25/2036 •		1,404	297

NovaStar Mortgage Funding Trust
5.764% due 10/25/2036 •		1,955	1,029

Octane Receivables Trust
5.870% due 05/21/2029		1,628	1,630

Oportun Issuance Trust
7.451% due 01/08/2030		237	237

Ownit Mortgage Loan Trust
6.344% due 10/25/2036 •		257	245

Pagaya AI Debt Selection Trust
2.030% due 10/15/2029		464	460
4.970% due 01/15/2030		250	249
6.060% due 03/15/2030		1,194	1,193
7.128% due 06/16/2031		291	292
7.600% due 12/16/2030		506	510

Palmer Square European Loan Funding DAC
4.722% due 04/15/2031 •	EUR	2,683	2,868

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
7.319% due 10/25/2034 •		$1,131	959

PFP Ltd.
7.600% due 08/19/2035 •		2,400	2,409

PRET LLC
1.744% due 07/25/2051 þ		623	604
1.843% due 09/25/2051 þ		1,982	1,898
1.868% due 07/25/2051 þ		708	686
5.240% due 04/25/2052 þ		1,046	1,031

Reach ABS Trust
7.050% due 02/18/2031		283	284

Ready Capital Mortgage Financing LLC
7.881% due 10/25/2039 •		2,703	2,722

Research-Driven Pagaya Motor Asset Trust
4.320% due 09/25/2030		424	411
5.380% due 11/25/2030		995	989
7.130% due 01/26/2032		460	464

Residential Asset Mortgage Products Trust
6.119% due 11/25/2035 •		1,314	1,282

Santander Drive Auto Receivables Trust
6.080% due 08/17/2026		1,483	1,485
6.180% due 02/16/2027		2,665	2,670

Securitized Asset-Backed Receivables LLC Trust
6.164% due 10/25/2035 •		2,650	2,181

Segovia European CLO DAC
4.850% due 07/20/2032 •	EUR	2,149	2,313

SFS Auto Receivables Securitization Trust
5.350% due 06/21/2027		$700	699

SMB Private Education Loan Trust
1.070% due 01/15/2053		1,590	1,404
1.340% due 03/17/2053		813	731
2.850% due 11/16/2054		882	810
6.170% due 01/15/2053 •		1,690	1,675
6.869% due 11/15/2052 •		451	455

SoFi Professional Loan Program Trust
2.540% due 05/15/2046		1,199	1,127

Soundview Home Loan Trust
5.524% due 06/25/2037 •		495	325
5.704% due 02/25/2037 •		1,215	342

Starwood Mortgage Trust
7.119% due 11/15/2038 •		4,500	4,331

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Theorem Funding Trust
7.600% due 04/15/2029		$1,088	$1,097

Tikehau CLO DAC
4.754% due 08/04/2034 •	EUR	2,500	2,691

Toro European CLO DAC
4.856% due 01/12/2032 •		9,100	9,791

Tricolor Auto Securitization Trust
6.610% due 10/15/2027		$1,012	1,014

Upstart Securitization Trust
3.120% due 03/20/2032		502	498

Upstart Structured Pass-Through Trust
4.250% due 06/17/2030		259	253

Veros Auto Receivables Trust
7.120% due 11/15/2028		1,529	1,535

VMC Finance LLC
7.219% due 02/18/2039 •		2,782	2,715

Westlake Automobile Receivables Trust
5.960% due 10/15/2026		1,891	1,893
5.989% due 10/15/2026 •		1,891	1,894

World Omni Auto Receivables Trust
5.889% due 10/15/2025 •		147	147

Total Asset-Backed Securities (Cost $221,983)			210,446

SOVEREIGN ISSUES 0.6%

Brazil Letras do Tesouro Nacional
0.000% due 07/01/2024 (e)	BRL	12,900	2,511

Mexico Government International Bond
2.750% due 11/27/2031 (f)	MXN	16,720	867
3.000% due 12/03/2026 (f)		1,623	91
4.000% due 11/30/2028 (f)		5,154	296

Total Sovereign Issues (Cost $3,705)			3,765

		SHARES
COMMON STOCKS 2.6%

COMMUNICATION SERVICES 0.1%

Verizon Communications, Inc.		2,492	105

Walt Disney Co.		2,492	305

			410

CONSUMER DISCRETIONARY 0.4%

Amazon.com, Inc. (c)		2,492	449

Home Depot, Inc.		2,492	956

McDonald’s Corp.		2,492	703

NIKE, Inc. ‘B’		2,492	234

			2,342

CONSUMER STAPLES 0.1%

Coca-Cola Co.		2,492	153

Procter & Gamble Co.		2,492	404

Walmart, Inc.		2,492	150

			707

ENERGY 0.1%

Chevron Corp.		2,492	393

FINANCIALS 0.6%

American Express Co.		2,492	567

Goldman Sachs Group, Inc.		2,492	1,041

JPMorgan Chase & Co.		2,492	499

Travelers Cos., Inc.		2,492	574

Visa, Inc. ‘A’		2,492	695

			3,376

96	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HEALTH CARE 0.4%

Amgen, Inc.	$2,492	$708

Johnson & Johnson	2,492	394

Merck & Co., Inc.	2,492	329

UnitedHealth Group, Inc.	2,492	1,233

		2,664

INDUSTRIALS 0.4%

3M Co.	2,492	264

Boeing Co. (c)	2,492	481

Caterpillar, Inc.	2,492	913

Honeywell International, Inc.	2,492	512

		2,170

INFORMATION TECHNOLOGY 0.5%

Apple, Inc.	2,492	427

Cisco Systems, Inc.	2,492	124

Intel Corp.	2,492	110

International Business Machines Corp.	2,492	476

Microsoft Corp.	2,492	1,049

salesforce.com, Inc.	2,492	751

		2,937

MATERIALS 0.0%

Dow, Inc.	2,492	144

Total Common Stocks (Cost $14,719)		15,143

SHORT-TERM INSTRUMENTS 28.7%

COMMERCIAL PAPER 2.1%

Alimentation Couche-Tard, Inc.
5.560% due 04/16/2024	250	249

American Electric Power Co., Inc.
5.500% due 04/02/2024	250	250

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.560% due 04/22/2024		$450	$448
5.590% due 06/11/2024		250	247

Bank of Nova Scotia
5.170% due 04/09/2024	CAD	4,700	3,464

Campbell Soup Co.
5.630% due 04/03/2024		$250	250

Crown Castle, Inc.
5.830% due 04/09/2024		250	250

CVS Health Corp.
5.570% due 04/01/2024		250	250
5.600% due 04/01/2024		850	849

Dominion Energy, Inc.
5.600% due 04/23/2024		550	548

Entergy Corp.
5.530% due 04/26/2024		250	249
5.600% due 05/02/2024		250	249

Eversource Energy
5.620% due 04/01/2024		250	250

Intercontinental Exchange, Inc.
5.520% due 04/01/2024		250	250

Keurig Dr Pepper, Inc.
5.520% due 04/17/2024		650	648

National Grid North America, Inc.
5.520% due 04/18/2024		250	249
5.520% due 04/26/2024		250	249

NextEra Energy Capital Holdings, Inc.
5.570% due 04/26/2024		250	249

Penske Truck Leasing Co. LP
5.550% due 04/26/2024		250	249
5.580% due 04/11/2024		250	249

Rogers Communications, Inc.
5.640% due 04/11/2024		250	249

Toronto-Dominion Bank
5.042% due 04/26/2024	CAD	700	515

VW Credit, Inc.
5.720% due 04/03/2024		$1,700	1,698

			12,158

REPURCHASE AGREEMENTS (h) 21.6%
			127,861

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 0.2%

M&T Bank Auto Receivables Trust
5.643% due 03/17/2025		$900	$900

JAPAN TREASURY BILLS 4.0%
(0.111)% due 04/08/2024 - 06/24/2024 (d)(e)	JPY	3,600,000	23,782

U.S. TREASURY BILLS 0.8%
5.368% due 04/04/2024 - 05/30/2024 (d)(e)(j)(l)		$4,988	4,969

Total Short-Term Instruments (Cost $170,422)			169,670

Total Investments in Securities (Cost $748,077)			728,880

		SHARES
INVESTMENTS IN AFFILIATES 5.4%

SHORT-TERM INSTRUMENTS 5.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.4%

PIMCO Short-Term Floating NAV Portfolio III		3,289,786	32,000

Total Short-Term Instruments (Cost $32,234)			32,000

Total Investments in Affiliates (Cost $32,234)			32,000

Total Investments 128.7% (Cost $780,311)			$760,880

Financial Derivative Instruments (i)(k) 0.7% (Cost or Premiums, net $10,351)			4,130

Other Assets and Liabilities, net (29.4)%			(173,983)

Net Assets 100.0%			$591,027

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Payment in-kind security.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Principal amount of security is adjusted for inflation.
(g)	Contingent convertible security.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	97

Schedule of Investments	PIMCO RAE Worldwide Long/Short PLUS Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	5.400%	03/28/2024	04/01/2024	$52,800	U.S. Treasury Floating Rate Notes 5.501% due 01/31/2025	$(53,936)	$52,800	$52,832
BPS	5.450	04/01/2024	04/02/2024	60,300	U.S. Treasury Notes 1.375% due 08/31/2026	(61,575)	60,300	60,300
DEU	5.260	03/28/2024	04/01/2024	7,000	U.S. Treasury Bonds 2.000% due 11/15/2041	(7,177)	7,000	7,004
	5.390	03/28/2024	04/01/2024	7,100	U.S. Treasury Bonds 4.000% due 11/15/2052	(7,300)	7,100	7,104
FICC	2.600	03/28/2024	04/01/2024	561	U.S. Treasury Notes 5.000% due 09/30/2025	(572)	561	561
JPS	5.430	03/28/2024	04/01/2024	100	U.S. Treasury Notes 5.000% due 09/30/2025	(100)	100	100

Total Repurchase Agreements						$(130,660)	$127,861	$127,901

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.3)%
Uniform Mortgage-Backed Security, TBA	5.000%	04/01/2054	$2,100	$(2,042)	$(2,049)

Total Short Sales (0.3)%				$(2,042)	$(2,049)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOS	$52,832	$0	$0	$52,832	$(53,936)	$(1,104)
BPS	60,300	0	0	60,300	(61,575)	(1,275)
DEU	14,108	0	0	14,108	(14,477)	(369)
FICC	561	0	0	561	(572)	(11)
JPS	100	0	0	100	(100)	0

Total Borrowings and Other Financing Transactions	$127,901	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(i) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May Futures	$108.500	04/26/2024	5	$	5	$(2)	$0
Put - CBOT U.S. Treasury 10-Year Note May Futures	109.000	04/26/2024	6		6	(2)	(1)
Call - CBOT U.S. Treasury 10-Year Note May Futures	111.500	04/26/2024	5		5	(2)	(2)
Call - CBOT U.S. Treasury 10-Year Note May Futures	113.000	04/26/2024	6		6	(3)	(1)

Total Written Options						$(9)	$(4)

98	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2024

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
E-Mini S&P 500 Index June Futures	06/2024	216	$	57,332	$1,073	$3	$0
Euro STOXX 50 June Futures	06/2024	264		14,369	443	43	0
FTSE 100 Index June Futures	06/2024	41		4,134	161	17	(3)
Nikkei 225 Yen-denominated June Futures	06/2024	62		8,265	91	0	(21)
U.S. Treasury 2-Year Note June Futures	06/2024	235		48,054	(15)	0	(48)
U.S. Treasury 10-Year Note June Futures	06/2024	828		91,740	166	0	(65)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2024	66		8,514	86	31	0

					$2,005	$94	$(137)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
E-Mini DJIA Index June Futures	06/2024	75	$	(15,066)	$(356)	$0	$(12)
Euro-Bund June Futures	06/2024	25		(3,597)	(52)	0	(17)
Euro-Buxl 30-Year Bond June Futures	06/2024	9		(1,319)	(28)	0	(16)
U.S. Treasury 5-Year Note June Futures	06/2024	177		(18,942)	(103)	21	0

					$(539)	$21	$(45)

Total Futures Contracts					$1,466	$115	$(182)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
AT&T, Inc.	1.000%	Quarterly	06/20/2026	0.473%	$	700	$12	$(4)	$8	$0	$0
AT&T, Inc.	1.000	Quarterly	06/20/2028	0.595		200	(1)	4	3	0	0
British Telecommunications PLC	1.000	Quarterly	06/20/2028	0.511	EUR	600	1	12	13	0	0
Verizon Communications, Inc.	1.000	Quarterly	12/20/2024	0.261	$	400	1	1	2	0	0

							$13	$13	$26	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.HY-41 5-Year Index	5.000%	Quarterly	12/20/2028	$5,148	$310	$78	$388	$2	$0
CDX.HY-42 5-Year Index	5.000	Quarterly	06/20/2029	1,300	92	4	96	0	0
CDX.IG-41 5-Year Index	1.000	Quarterly	12/20/2028	23,100	507	28	535	2	0
CDX.IG-42 5-Year Index	1.000	Quarterly	06/20/2029	71,200	1,609	22	1,631	6	0

					$2,518	$132	$2,650	$10	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day GBP-SONIO Compounded-OIS	4.320%	Annual	10/20/2033	GBP	200	$(1)	$13	$12	$1	$0
Receive	1-Day GBP-SONIO Compounded-OIS	3.700	Annual	03/28/2034		100	0	(1)	(1)	0	(1)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	1.000	Annual	03/21/2034	JPY	2,470,000	(19)	(241)	(260)	0	(34)
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/21/2025	$	40,200	594	495	1,089	35	0
Pay	1-Day USD-SOFR Compounded-OIS	4.250	Annual	12/20/2025		4,420	(50)	4	(46)	0	(5)
Receive	1-Day USD-SOFR Compounded-OIS	4.000	Annual	03/20/2026		15,800	156	19	175	19	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	4.000	Annual	06/20/2026		35,800	(83)	322	239	54	0
Receive	1-Day USD-SOFR Compounded-OIS	3.650	Annual	05/31/2028		1,420	0	25	25	3	0
Receive	1-Day USD-SOFR Compounded-OIS	3.655	Annual	05/31/2028		200	0	3	3	0	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2028		36,000	200	97	297	53	0
Receive	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/21/2028		21,800	278	774	1,052	37	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	99

Schedule of Investments	PIMCO RAE Worldwide Long/Short PLUS Fund	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-SOFR Compounded-OIS	3.750%	Annual	12/20/2028	$	3,500	$(3)	$59	$56	$6	$0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		11,000	100	(27)	73	17	0
Receive	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2030		16,300	409	719	1,128	27	0
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2030		24,700	210	504	714	37	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		13,200	1,750	580	2,330	16	0
Receive	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2033		50,000	3,224	985	4,209	48	0
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033		2,900	218	(123)	95	2	0
Receive	1-Day USD-SOFR Compounded-OIS	3.842	Annual	12/26/2033		200	(1)	2	1	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	01/02/2034		200	(1)	3	2	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.810	Annual	01/02/2034		160	(1)	2	1	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.684	Annual	01/03/2034		200	(1)	4	3	0	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2034		23,300	(332)	414	82	11	0
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Semi-Annual	06/16/2051		13,200	2,578	3,402	5,980	0	(18)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052		1,000	232	125	357	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	2.750	Annual	06/21/2053		3,060	167	369	536	0	(5)
Pay	6-Month AUD-BBR-BBSW	4.500	Semi-Annual	09/20/2033	AUD	30,900	(32)	549	517	112	0
Pay	6-Month EUR-EURIBOR	3.370	Annual	10/09/2028	EUR	500	(1)	14	13	1	0
Pay	6-Month EUR-EURIBOR	3.450	Annual	10/20/2028		600	(1)	19	18	1	0
Receive	6-Month EUR-EURIBOR	3.270	Annual	11/08/2028		500	(1)	(10)	(11)	0	(1)
Receive	6-Month EUR-EURIBOR	3.255	Annual	11/22/2028		200	0	(5)	(5)	0	0
Receive	6-Month EUR-EURIBOR	3.179	Annual	11/29/2028		500	(1)	(9)	(10)	0	(1)
Receive	6-Month EUR-EURIBOR	2.920	Annual	12/13/2028		600	(1)	(4)	(5)	0	(2)
Receive	6-Month EUR-EURIBOR	2.880	Annual	12/19/2028		500	(1)	(2)	(3)	0	(1)
Receive	6-Month EUR-EURIBOR	2.950	Annual	12/29/2028		200	0	(2)	(2)	0	(1)
Receive	6-Month EUR-EURIBOR	2.760	Annual	01/03/2029		300	(1)	1	0	0	(1)
Pay	6-Month EUR-EURIBOR	3.270	Annual	08/21/2033		400	(2)	33	31	2	0
Pay	6-Month EUR-EURIBOR	3.300	Annual	10/03/2033		1,000	(4)	64	60	5	0
Receive	6-Month EUR-EURIBOR	3.250	Annual	11/06/2033		300	(1)	(16)	(17)	0	(2)
Receive	6-Month EUR-EURIBOR	3.148	Annual	11/20/2033		200	(1)	(9)	(10)	0	(1)
Receive	6-Month EUR-EURIBOR	3.280	Annual	11/22/2033		200	(1)	(11)	(12)	0	(1)
Receive	6-Month EUR-EURIBOR	3.305	Annual	11/27/2033		100	0	(6)	(6)	0	(1)
Receive	6-Month EUR-EURIBOR	3.128	Annual	12/04/2033		200	(1)	(8)	(9)	0	(1)
Receive	6-Month EUR-EURIBOR	3.063	Annual	12/06/2033		200	(1)	(7)	(8)	0	(1)
Receive	6-Month EUR-EURIBOR	2.990	Annual	12/08/2033		400	(2)	(12)	(14)	0	(2)
Receive	6-Month EUR-EURIBOR	2.970	Annual	12/15/2033		400	(1)	(12)	(13)	0	(2)
Receive	6-Month EUR-EURIBOR	2.890	Annual	12/22/2033		400	(1)	(9)	(10)	0	(2)
Receive	6-Month EUR-EURIBOR	2.910	Annual	12/29/2033		300	(1)	(7)	(8)	0	(2)
Receive	6-Month EUR-EURIBOR	2.650	Annual	01/08/2034		400	(1)	0	(1)	0	(2)
Pay	6-Month EUR-EURIBOR	2.760	Annual	03/04/2034		300	(1)	6	5	2	0
Pay	6-Month EUR-EURIBOR	2.750	Annual	03/05/2034		400	(1)	7	6	2	0
Receive(5)	6-Month EUR-EURIBOR	2.670	Annual	04/03/2034		200	(1)	(1)	(2)	0	(2)
Pay(5)	6-Month EUR-EURIBOR	2.750	Annual	09/18/2034		9,100	152	55	207	52	0
Receive(5)	6-Month EUR-EURIBOR	2.500	Annual	09/18/2054		3,900	(203)	4	(199)	0	(47)
Pay	CAONREPO Index	4.177	Semi-Annual	03/20/2026	CAD	21,200	0	(10)	(10)	0	(12)

							$9,514	$9,140	$18,654	$543	$(149)

Total Swap Agreements							$12,045	$9,285	$21,330	$553	$(149)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$115	$553	$668	$(4)	$(182)	$(149)	$(335)

(j)

Securities with an aggregate market value of $9,686 and cash of $12,258 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

100	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2024

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(k) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2024	NZD	362		$220	$4	$0
	04/2024		$8	AUD	13	0	0
	05/2024	AUD	13		$9	0	0

BOA	04/2024	EUR	452		490	3	0
	04/2024	IDR	1,703,719		108	0	0
	04/2024	JPY	112,900		751	5	0
	04/2024	KRW	105,871		79	0	0
	04/2024	SGD	3,453		2,585	26	0
	04/2024		$12	AUD	18	0	0
	04/2024		23	CNY	161	0	0
	04/2024		323	DKK	2,220	0	(2)
	04/2024		2,992	JPY	447,900	0	(34)
	05/2024	AUD	18		$12	0	0
	05/2024		$2,960	DKK	20,298	0	(20)
	06/2024	INR	29,457		$353	1	0
	06/2024	KRW	3,424,466		2,595	47	0
	06/2024	TWD	34,531		1,119	36	0
	06/2024		$43	IDR	671,905	0	(1)
	06/2024		151	KRW	197,245	0	(4)

BPS	04/2024	BRL	5,067		$1,016	6	0
	04/2024	CAD	308		227	0	0
	04/2024	CHF	328		366	2	0
	04/2024	CNH	16,276		2,267	25	0
	04/2024	DKK	1,900		279	4	0
	04/2024	EUR	2,793		3,025	12	0
	04/2024	GBP	39,218		49,782	283	0
	04/2024	IDR	3,505,097		221	0	0
	04/2024	KRW	290,560		217	1	0
	04/2024	MYR	46,263		9,896	193	0
	04/2024		$1,016	BRL	5,067	0	(6)
	04/2024		809	CNH	5,873	0	(1)
	04/2024		4,464	CNY	31,725	0	(2)
	04/2024		13,323	JPY	2,013,935	0	(20)
	05/2024	BRL	3,544		$708	4	0
	05/2024	CNH	5,865		809	1	0
	05/2024	JPY	2,004,761		13,323	19	0
	05/2024	TWD	62,469		2,022	68	0
	05/2024		$3,758	DKK	25,842	0	(15)
	06/2024	INR	8,137		$98	1	0
	06/2024	KRW	2,248,707		1,721	48	0
	06/2024	TWD	347,557		11,232	331	0
	06/2024		$444	IDR	6,991,601	0	(4)
	06/2024		1,038	INR	86,488	0	(3)
	06/2024		666	KRW	856,588	0	(29)
	06/2024		19	PHP	1,056	0	0
	06/2024		299	THB	10,835	0	0
	06/2024		292	TWD	8,950	0	(11)
	07/2024	BRL	2,387		$475	3	0
	07/2024		$801	PLN	3,246	11	0

BRC	04/2024	CNH	18,052		$2,510	22	0
	04/2024	HKD	39,709		5,081	5	0
	04/2024	IDR	1,222,540		77	0	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	101

Schedule of Investments	PIMCO RAE Worldwide Long/Short PLUS Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2024	NOK	1,408		$133	$3	$0
	04/2024	THB	7,794		217	3	0
	04/2024		$1,642	DKK	11,275	0	(11)
	04/2024		173	HUF	63,050	0	(1)
	04/2024		11	ZAR	202	0	0
	05/2024	NOK	2,475		$230	2	0
	05/2024		$580	TRY	19,935	0	0
	06/2024	INR	2,349		$28	0	0
	06/2024	KRW	2,506,717		1,920	54	0
	06/2024	MXN	75		4	0	0
	06/2024		$139	CZK	3,207	0	(2)
	06/2024		71	ILS	257	0	(1)

BSH	07/2024	BRL	7,400		$1,467	4	0

CBK	04/2024	AUD	1,089		709	0	(1)
	04/2024	BRL	8,257		1,676	30	0
	04/2024	CHF	39,058		44,538	1,230	0
	04/2024	CNH	18,062		2,510	21	0
	04/2024	GBP	554		700	1	0
	04/2024		$1,653	BRL	8,257	0	(6)
	04/2024		1,123	CHF	992	0	(24)
	04/2024		445	EUR	407	0	(6)
	04/2024		852	GBP	666	0	(11)
	05/2024		7,262	BRL	36,363	0	(34)
	06/2024	INR	1,242		$15	0	0
	06/2024	KRW	159,453		122	3	0
	06/2024		$106	IDR	1,668,521	0	(1)
	06/2024		50	KRW	66,048	0	(1)
	07/2024		2	PLN	10	0	0

DUB	04/2024	BRL	3,799		$761	3	0
	04/2024	EUR	65,383		71,066	527	0
	04/2024	IDR	4,882,050		308	0	0
	04/2024		$756	BRL	3,799	2	0
	05/2024	BRL	3,812		$756	0	(2)
	05/2024		$1,838	BRL	9,118	0	(25)
	06/2024	KRW	2,373,429		$1,823	57	0

FAR	04/2024		$39,496	JPY	5,971,847	0	(47)
	05/2024	JPY	5,944,753		$39,496	46	0
	06/2024		$298	INR	24,788	0	(2)

GLM	04/2024	BRL	249		$50	0	0
	04/2024		$50	BRL	249	0	0
	04/2024		1,076	CHF	943	0	(30)
	04/2024		1,476	DKK	10,176	0	(4)
	04/2024		7	HUF	2,640	0	0
	06/2024	IDR	3,928,396		$249	2	0
	06/2024		$1,057	MXN	17,805	2	(1)
	06/2024		438	MYR	2,043	0	(8)
	07/2024	BRL	3,800		$767	16	0
	04/2025	DKK	10,400		1,537	3	0

JPM	04/2024	BRL	5,374		1,076	4	0
	04/2024	CAD	25,868		19,168	72	(1)
	04/2024	KRW	207,326		154	1	0
	04/2024		$1,099	BRL	5,374	0	(28)
	05/2024	JPY	155,000		$1,029	0	0
	06/2024	IDR	1,582,711		100	1	0
	06/2024	INR	3,810		46	0	0
	06/2024	KRW	2,366,850		1,826	65	0
	06/2024	THB	1,073		30	0	0
	06/2024	TWD	1,211,963		39,279	1,268	0
	06/2024		$1,916	IDR	30,274,189	0	(13)
	06/2024		526	ILS	1,915	0	(3)
	06/2024		5,933	MXN	100,747	52	0
	07/2024	BRL	2,385		$478	7	0

MBC	04/2024	AUD	401		263	2	0
	04/2024	BRL	309		62	0	0
	04/2024	CNH	33,264		4,630	48	0
	04/2024	IDR	587,631		37	0	0
	04/2024	JPY	4,352,341		29,042	291	0
	04/2024	THB	464,839		13,053	296	0

102	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2024

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2024		$62	BRL	309	$0	$0
	04/2024		18,816	CAD	25,517	23	0
	04/2024		49,393	GBP	39,106	0	(36)
	05/2024	CAD	25,506		$18,816	0	(23)
	05/2024	DKK	30,975		4,492	5	0
	05/2024	GBP	39,106		49,402	36	0
	06/2024	INR	2,555		30	0	0
	06/2024		$832	IDR	13,150,176	0	(5)
	06/2024		140	ILS	510	0	(1)
	06/2024		665	KRW	880,194	0	(10)

MYI	04/2024	BRL	308		$62	0	0
	04/2024	CAD	700		516	0	(1)
	04/2024	CNH	15,249		2,131	30	0
	04/2024	CNY	34,137		4,802	1	0
	04/2024	JPY	1,860,000		13,006	702	0
	04/2024	SEK	44,939		4,261	62	0
	04/2024	SGD	3,426		2,576	37	0
	04/2024		$62	BRL	308	0	0
	04/2024		1,615	DKK	11,150	0	(2)
	04/2024		73,829	EUR	68,221	0	(229)
	04/2024		11,553	JPY	1,740,801	0	(54)
	04/2024		4,370	SEK	44,940	0	(171)
	05/2024	CHF	37,344		$41,381	0	(161)
	05/2024	EUR	68,221		73,919	233	0
	05/2024	JPY	1,488,199		9,887	11	0
	05/2024		$4,802	CNY	34,188	0	(3)
	05/2024		4,261	SEK	44,884	0	(63)
	06/2024	INR	9,324		$112	1	0
	06/2024	KRW	1,382,002		1,063	34	0
	06/2024		$344	IDR	5,422,420	0	(3)
	06/2024		1,293	MYR	6,059	0	(19)
	06/2024		517	THB	18,349	0	(11)
	04/2025	DKK	11,400		$1,683	1	0

RBC	04/2024		$39	DKK	265	0	0
	04/2024		218	MXN	3,850	13	0
	06/2024	IDR	5,251,892		$335	5	0
	06/2024	INR	58,170		699	3	0
	06/2024	TWD	255,337		8,250	242	0
	06/2024		$8,017	INR	668,937	0	(14)
	06/2024		389	MXN	6,570	1	0

RYL	06/2024		1,062	TWD	33,321	0	(17)

SCX	04/2024	CNH	67,503		$9,392	92	0
	04/2024		$399	CNY	2,827	0	(1)
	04/2024		414	DKK	2,838	0	(4)
	04/2024		217	NZD	362	0	(1)
	05/2024	NOK	13,174		$1,232	17	0
	05/2024	NZD	362		217	1	0
	06/2024	INR	78,222		938	3	0
	06/2024	KRW	2,745,033		2,105	62	0
	06/2024		$1,678	IDR	26,513,426	0	(11)
	06/2024		1,600	INR	133,187	0	(6)
	06/2024		531	PHP	29,398	0	(8)

SOG	06/2024	KRW	330,375		$254	8	0

SSB	04/2024		$352	CLP	341,182	0	(4)
	06/2024	KRW	285,391		$215	3	0
	06/2024		$3,559	TWD	110,443	0	(95)

TOR	04/2024	CHF	53		$60	2	0
	04/2024	HKD	115,789		14,816	14	0
	04/2024	JPY	5,711,563		38,216	486	0
	04/2024	NOK	14,258		1,356	43	0
	05/2024	AUD	16		10	0	0

UAG	04/2024	CAD	4,700		3,487	17	0
	04/2024		$943	AUD	1,443	0	(3)
	04/2024		295	CAD	400	1	0
	04/2024		1,476	DKK	10,200	0	(1)
	04/2024		6,986	ZAR	130,824	0	(88)
	05/2024	AUD	1,443		$944	3	0
	06/2024	JPY	1,740,000		11,896	256	0
	04/2025	DKK	10,200		1,505	0	(1)

Total Forward Foreign Currency Contracts						$7,725	$(1,461)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	103

Schedule of Investments	PIMCO RAE Worldwide Long/Short PLUS Fund	(Cont.)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.000%	07/17/2024	32,300	$14	$23

MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.000	10/17/2024	32,300	19	28
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.750	01/13/2025	31,900	28	52

Total Purchased Options							$61	$103

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.500%	04/08/2024	500	$(1)	$0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.850	04/08/2024	500	(1)	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.550	04/15/2024	200	(1)	(1)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.810	04/15/2024	200	(1)	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.560	04/18/2024	300	(1)	(2)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.850	04/18/2024	300	(1)	0

CKL	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.480	04/29/2024	400	(1)	(1)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.780	04/29/2024	400	(1)	(1)

FAR	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.705	04/22/2024	800	(2)	(3)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.105	04/22/2024	800	(2)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.690	04/26/2024	1,100	(3)	(4)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.090	04/26/2024	1,100	(3)	(2)

GLM	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.430	04/12/2024	500	(1)	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.770	04/12/2024	500	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	04/08/2024	400	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.900	04/08/2024	400	(1)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.680	04/15/2024	500	(2)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.080	04/15/2024	500	(2)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.685	04/18/2024	500	(2)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	04/18/2024	500	(2)	(2)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.085	04/18/2024	500	(2)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.150	04/18/2024	500	(2)	0

JPM	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.560	04/22/2024	300	0	(1)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.860	04/22/2024	300	0	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550	04/12/2024	500	(2)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.950	04/12/2024	500	(2)	(1)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.490	04/05/2024	200	(1)	0
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.810	04/05/2024	200	(1)	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.480	04/25/2024	300	(1)	(1)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.770	04/25/2024	300	(1)	0

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	04/02/2024	800	(2)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.250	04/02/2024	800	(2)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.624	04/01/2024	400	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.627	04/01/2024	700	(2)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.024	04/01/2024	400	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.027	04/01/2024	700	(2)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	04/11/2024	200	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.900	04/11/2024	200	(1)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.678	04/25/2024	200	(1)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.078	04/25/2024	200	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.690	04/26/2024	500	(1)	(2)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.090	04/26/2024	500	(1)	(1)

Total Written Options							$(58)	$(29)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BOA	ABX.HE.AAA.6-2 Index «	0.110%	Monthly	05/25/2046	$	2,309	$(603)	$469	$0	$(134)

BRC	ABX.HE.AAA.6-2 Index «	0.110	Monthly	05/25/2046		4,058	(1,085)	849	0	(236)

							$(1,688)	$1,318	$0	$(370)

104	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2024

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	S&P 500 Total Return Index	2,800	5.780% (1-Month USD-LIBOR plus a specified spread)	Monthly	07/10/2024	$31,970	$0	$140	$140	$0
	Pay	S&P 500 Total Return Index	2,866	5.910% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/07/2024	32,724	0	146	146	0

BPS	Pay	NDDUWXUS Index	1,128	5.355% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/25/2024	9,364	0	38	38	0

BRC	Receive	RALVEIET Index	888,835	6.230% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/16/2024	128,383	0	(606)	0	(606)
	Pay	NDUEEGF Index	2,522	5.430% (1-Month USD-LIBOR less a specified spread)	Monthly	03/05/2025	1,374	0	4	4	0

CBK	Pay	NDDUWXUS Index	3,686	5.260% (1-Month USD-LIBOR less a specified spread)	Monthly	04/24/2024	30,599	0	133	133	0
	Receive	RALVEIIT Index	398,566	5.750% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/05/2025	104,173	0	(455)	0	(455)

GST	Pay	S&P 500 Total Return Index	1,489	5.760% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/02/2024	17,001	0	82	82	0
	Pay	NDDUWXUS Index	1,346	5.330% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/16/2024	11,174	0	45	45	0
	Pay	S&P 500 Total Return Index	4,559	5.840% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/05/2025	52,055	0	230	230	0
	Pay	S&P 500 Total Return Index	177	5.870% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/05/2025	2,021	0	8	8	0
	Pay	S&P 500 Total Return Index	652	5.900% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/12/2025	7,445	0	20	20	0

JPM	Receive	RALVEIET Index	330,713	6.280% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/24/2024	47,768	0	(241)	0	(241)
	Pay	NDDUWXUS Index	15,059	5.410% (1-Month USD-LIBOR less a specified spread)	Monthly	03/05/2025	125,011	0	444	444	0

MBC	Receive	RALVEIIT Index	692,999	5.975% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/22/2024	129,487	0	(591)	0	(591)

MEI	Pay	NDUEEGF Index	159	5.330% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/11/2024	87	0	6	6	0

MYI	Receive	RALVEIUT Index	751,208	5.740% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/17/2024	196,343	0	(855)	0	(855)
	Pay	S&P 500 Total Return Index	3,007	5.880% (1-Month USD-LIBOR plus a specified spread)	Monthly	07/31/2024	34,334	0	152	152	0
	Receive	RALVEIIT Index	10,650	6.045% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/11/2024	1,990	0	(9)	0	(9)
	Receive	RALVEIIT Index	77,828	6.160% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/20/2024	14,542	0	(28)	0	(28)
	Receive	RALVEIIT Index	218,020	6.060% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/08/2025	40,737	0	(188)	0	(188)
	Pay	NDUEEGF Index	11,767	5.380% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/05/2025	6,413	0	26	26	0
	Receive	RALVEIIT Index	888,662	6.050% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/05/2025	166,046	0	(762)	0	(762)

RBC	Receive	RALVEIUT Index	209,881	5.770% (1-Month USD-LIBOR plus a specified spread)	Monthly	07/10/2024	54,857	0	(246)	0	(246)

SOG	Pay	NDUEEGF Index	82,824	5.530% (1-Month USD-LIBOR plus a specified spread)	Monthly	06/05/2024	45,138	0	190	190	0

UAG	Pay	NDUEEGF Index	1,042	5.320% (1-Month USD-LIBOR less a specified spread)	Monthly	04/24/2024	568	0	2	2	0
	Pay	NDUEEGF Index	63,056	5.510% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/08/2025	34,364	0	144	144	0

								$0	$(2,171)	$1,810	$(3,981)

Total Swap Agreements								$(1,688)	$(853)	$1,810	$(4,351)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	105

Schedule of Investments	PIMCO RAE Worldwide Long/Short PLUS Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
AZD	$4	$0	$0	$4	$0	$0	$0	$0	$4	$0	$4
BOA	118	0	286	404	(61)	0	(134)	(195)	209	1,747	1,956
BPS	1,012	0	38	1,050	(91)	0	0	(91)	959	(430)	529
BRC	89	0	4	93	(15)	0	(842)	(857)	(764)	(2,420)	(3,184)
BSH	4	0	0	4	0	0	0	0	4	0	4
CBK	1,285	0	133	1,418	(84)	(3)	(455)	(542)	876	(2,530)	(1,654)
CKL	0	0	0	0	0	(2)	0	(2)	(2)	0	(2)
DUB	589	0	0	589	(27)	0	0	(27)	562	(370)	192
FAR	46	0	0	46	(49)	(10)	0	(59)	(13)	0	(13)
GLM	23	23	0	46	(43)	(6)	0	(49)	(3)	0	(3)
GST	0	0	385	385	0	0	0	0	385	2,364	2,749
JPM	1,470	0	444	1,914	(45)	(3)	(241)	(289)	1,625	(767)	858
MBC	701	0	0	701	(75)	0	(591)	(666)	35	(2,673)	(2,638)
MEI	0	0	6	6	0	0	0	0	6	239	245
MYC	0	80	0	80	0	(5)	0	(5)	75	0	75
MYI	1,112	0	178	1,290	(717)	0	(1,842)	(2,559)	(1,269)	(7,081)	(8,350)
RBC	264	0	0	264	(14)	0	(246)	(260)	4	(1,390)	(1,386)
RYL	0	0	0	0	(17)	0	0	(17)	(17)	0	(17)
SCX	175	0	0	175	(31)	0	0	(31)	144	(40)	104
SOG	8	0	190	198	0	0	0	0	198	748	946
SSB	3	0	0	3	(99)	0	0	(99)	(96)	0	(96)
TOR	545	0	0	545	0	0	0	0	545	(310)	235
UAG	277	0	146	423	(93)	0	0	(93)	330	349	679

Total Over the Counter	$7,725	$103	$1,810	$9,638	$(1,461)	$(29)	$(4,351)	$(5,841)

(l)

Securities with an aggregate market value of $5,447 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2024.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

106	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2024

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$63	$0	$52	$115
Swap Agreements	0	10	0	0	543	553

	$0	$10	$63	$0	$595	$668

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,725	$0	$7,725
Purchased Options	0	0	0	0	103	103
Swap Agreements	0	0	1,810	0	0	1,810

	$0	$0	$1,810	$7,725	$103	$9,638

	$0	$10	$1,873	$7,725	$698	$10,306

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$4	$4
Futures	0	0	36	0	146	182
Swap Agreements	0	0	0	0	149	149

	$0	$0	$36	$0	$299	$335

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,461	$0	$1,461
Written Options	0	0	0	0	29	29
Swap Agreements	0	370	3,981	0	0	4,351

	$0	$370	$3,981	$1,461	$29	$5,841

	$0	$370	$4,017	$1,461	$328	$6,176

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$33	$33
Futures	0	0	7,396	0	(2,979)	4,417
Swap Agreements	0	2,114	0	0	(3,161)	(1,047)

	$0	$2,114	$7,396	$0	$(6,107)	$3,403

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$16,261	$0	$16,261
Written Options	0	0	0	0	382	382
Swap Agreements	0	141	11,424	0	0	11,565

	$0	$141	$11,424	$16,261	$382	$28,208

	$0	$2,255	$18,820	$16,261	$(5,725)	$31,611

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$5	$5
Futures	0	0	1,412	0	(34)	1,378
Swap Agreements	0	(216)	0	0	9,538	9,322

	$0	$(216)	$1,412	$0	$9,509	$10,705

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,881	$0	$9,881
Purchased Options	0	0	0	0	42	42
Written Options	0	0	0	0	29	29
Swap Agreements	0	(433)	(2,351)	0	0	(2,784)

	$0	$(433)	$(2,351)	$9,881	$71	$7,168

	$0	$(649)	$(939)	$9,881	$9,580	$17,873

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	107

Schedule of Investments	PIMCO RAE Worldwide Long/Short PLUS Fund	(Cont.)	March 31, 2024

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$57,751	$0	$57,751
Industrials	0	15,796	0	15,796
Utilities	0	4,114	0	4,114
U.S. Government Agencies	0	129,872	0	129,872
U.S. Treasury Obligations	0	41,279	0	41,279
Non-Agency Mortgage-Backed Securities	0	80,690	354	81,044
Asset-Backed Securities	0	210,446	0	210,446
Sovereign Issues	0	3,765	0	3,765
Common Stocks
Communication Services	410	0	0	410
Consumer Discretionary	2,342	0	0	2,342
Consumer Staples	707	0	0	707
Energy	393	0	0	393
Financials	3,376	0	0	3,376
Health Care	2,664	0	0	2,664
Industrials	2,170	0	0	2,170
Information Technology	2,937	0	0	2,937
Materials	144	0	0	144
Short-Term Instruments
Commercial Paper	0	12,158	0	12,158
Repurchase Agreements	0	127,861	0	127,861
Short-Term Notes	0	900	0	900
Japan Treasury Bills	0	23,782	0	23,782
U.S. Treasury Bills	0	4,969	0	4,969

	$15,143	$713,383	$354	$728,880

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$32,000	$0	$0	$32,000

Total Investments	$47,143	$713,383	$354	$760,880

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(2,049)	$0	$(2,049)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	63	605	0	668
Over the counter	0	9,638	0	9,638

	$63	$10,243	$0	$10,306

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(69)	(266)	0	(335)
Over the counter	0	(5,471)	(370)	(5,841)

	$(69)	$(5,737)	$(370)	$(6,176)

Total Financial Derivative Instruments	$(6)	$4,506	$(370)	$4,130

Totals	$47,137	$715,840	$(16)	$762,961

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

108	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

Notes to Financial Statements	March 31, 2024

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Class A and Class C shares of the Funds (each, a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser to the Funds.

Hereinafter, the Board of Trustees of the Funds shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable. A debt obligation may be granted, in certain situations, a contractual or non-contractual forbearance for interest payments that are expected to be paid after agreed upon pay dates.

(b) Foreign Currency Translation The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

ANNUAL REPORT	|	MARCH 31, 2024	109

Notes to Financial Statements	(Cont.)

(c) Multi-Class Operations Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO RAE Fundamental Advantage PLUS Fund	Quarterly	Quarterly

PIMCO RAE PLUS Fund	Quarterly	Quarterly

PIMCO RAE PLUS EMG Fund	Quarterly	Quarterly

PIMCO RAE PLUS International Fund	Quarterly	Quarterly

PIMCO RAE PLUS Small Fund	Quarterly	Quarterly

PIMCO RAE Worldwide Long/Short PLUS Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year. A Fund may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, Reference Rate Reform (Topic 848), which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred or will occur during the period March 12, 2020 through December 31, 2024. In January 2021 and December 2022, FASB issued ASU 2021-01 and ASU 2022-06, which include additional amendments to Topic 848. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

110	PIMCO FUNDAMENTAL INDEX FUNDS

March 31, 2024

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the U.S. Securities and Exchange Commission (“SEC”) adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading. As such, beginning in July 2024, the Funds must comply with certain new requirements which include, but are not limited to, making significant updates to the content of their shareholder reports and mailing paper copies of the new tailored shareholder reports to shareholders who have not opted to receive shareholder report documents electronically. At this time, management is evaluating the implications of these changes on the financial statements.

The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business day after the trade date (T+1). The effective date was May 5, 2023, and compliance with the amendments is required as of May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments were effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion). At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The NAV of a Fund’s shares, or each of their respective share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, each Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, each Fund may calculate its NAV as of the NYSE Close for such day or such other time that a Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that a Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange or the NYSE Close if the NYSE Close occurs before the end of trading on the foreign exchange.

ANNUAL REPORT	|	MARCH 31, 2024	111

Notes to Financial Statements	(Cont.)

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale for settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), a Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.)

equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in a Fund’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

Under certain circumstances, the per share NAV of a class of a Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

112	PIMCO FUNDAMENTAL INDEX FUNDS

March 31, 2024

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	|	MARCH 31, 2024	113

Notes to Financial Statements	(Cont.)

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted the Act, rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2024 (amounts in thousands†):

Investments in PIMCO Short Asset Portfolio

Fund Name	Market Value 03/31/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2024	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO RAE Fundamental Advantage PLUS Fund	$0	$65,131	$(28,288)	$67	$34	$36,944	$375	$0

PIMCO RAE PLUS Fund	0	49,234	0	0	257	49,491	1,026	0

PIMCO RAE PLUS EMG Fund	1,042	16,389	0	0	123	17,554	491	0

PIMCO RAE PLUS International Fund	0	13,696	(1)	0	91	13,786	367	0

PIMCO RAE PLUS Small Fund	0	11,375	0	0	69	11,444	278	0

114	PIMCO FUNDAMENTAL INDEX FUNDS

March 31, 2024

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2024	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO RAE Fundamental Advantage PLUS Fund	$1,095	$2,533	$(3,514)	$1	$0	$115	$34	$0

PIMCO RAE PLUS Fund	45	15,519	(46)	0	8	15,526	410	0

PIMCO RAE PLUS EMG Fund	125	12,675	(4,800)	0	(1)	7,999	110	0

PIMCO RAE PLUS International Fund	88	2,694	(1,501)	0	0	1,281	21	0

PIMCO RAE PLUS Small Fund	148	5,227	(1,300)	0	1	4,076	171	0

PIMCO RAE Worldwide Long/Short PLUS Fund	46,001	12,275	(26,300)	(360)	384	32,000	1,955	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Delayed-Delivery Transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include,

ANNUAL REPORT	|	MARCH 31, 2024	115

Notes to Financial Statements	(Cont.)

among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) risks related to the capability of the servicer of the securitized assets, (iv) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, (v) the structure and complexity of the transaction and the legal documents may not be fully understood at the time of investment and could lead to disputes with the issuer or among investors regarding the characterization of proceeds or unexpected investment results, and (vi) the CDO’s manager may perform poorly.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

116	PIMCO FUNDAMENTAL INDEX FUNDS

March 31, 2024

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The long-term effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.

When-Issued Transactions are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by a Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians (in the case of tri-party repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, a Fund has used bilateral repurchase agreements wherein the underlying securities will be held by a Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Short Sales Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the

ANNUAL REPORT	|	MARCH 31, 2024	117

Notes to Financial Statements	(Cont.)

Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

(d) Interfund Lending In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended March 31, 2024, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by a Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees,

118	PIMCO FUNDAMENTAL INDEX FUNDS

March 31, 2024

risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Interest Rate Swaptions may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

(d) Swap Agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s

ANNUAL REPORT	|	MARCH 31, 2024	119

Notes to Financial Statements	(Cont.)

investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may fail to perform or meet an obligation or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indexes involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indexes are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indexes may include, but are not limited to,

120	PIMCO FUNDAMENTAL INDEX FUNDS

March 31, 2024

investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indexes are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indexes changes periodically, usually every six months, and for most indexes, each name has an equal weight in the index. Credit default swaps on credit indexes may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indexes are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indexes, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”’, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return and would receive payments in the event of a net negative total return.

ANNUAL REPORT	|	MARCH 31, 2024	121

Notes to Financial Statements	(Cont.)

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO RAE Fundamental Advantage PLUS Fund	PIMCO RAE PLUS Fund	PIMCO RAE PLUS EMG Fund	PIMCO RAE PLUS International Fund	PIMCO RAE PLUS Small Fund	PIMCO RAE Worldwide Long/Short PLUS Fund

Interest Rate	X	X	X	X	X	X

Call	X	X	X	X	X	X

Credit	X	X	X	X	X	X

High Yield	X	X	X	X	X	X

Market	X	X	X	X	X	X

Issuer	X	X	X	X	X	X

Liquidity	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X

Equity	X	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	X	X	X	X

Emerging Markets	X	X	X	X	X	X

Sovereign Debt	X	X	X	X	X	X

Currency	X	X	X	X	X	X

Leveraging	X	X	X	X	X	X

Smaller Company	—	—	—	—	X	—

Management	X	X	X	X	X	X

Model	X	X	X	X	X	X

Short Exposure	X	X	X	X	X	X

Value Investing	X	X	X	X	X	X

LIBOR Transition	X	X	X	X	X	X

Collateralized Loan Obligations	X	X	—	—	—	X

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Interest Rate Risk is the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the

122	PIMCO FUNDAMENTAL INDEX FUNDS

March 31, 2024

lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. A Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Non-centrally-cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally-cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and a Fund’s performance.

Equity Risk is the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities. In addition, preferred securities may be subject to greater credit risk or other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rates, regulatory changes and special redemption rights.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. The Fund may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with the other of the Fund’s guidelines), which generally carry higher levels of the foregoing risks.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Smaller Company Risk is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO or Research Affiliates, including the use of quantitative models or methods, will not produce the desired results

ANNUAL REPORT	|	MARCH 31, 2024	123

Notes to Financial Statements	(Cont.)

and that actual or potential conflicts of interest, legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to PIMCO or Research Affiliates and the individual portfolio managers in connection with managing a Fund and may cause PIMCO or Research Affiliates to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Model Risk is the risk that a Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors, or may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data inputs, any of which may result in a decline in the value of an investment in a Fund.

Short Exposure Risk is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to a Fund.

Value Investing Risk is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

LIBOR Transition Risk is the risk related to the discontinuation and replacement of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by a Fund rely or relied in some fashion upon LIBOR. Although the transition process away from LIBOR for most instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or the continued use of LIBOR on a Fund, or on certain instruments in which a Fund invests, which can be difficult to ascertain and could result in losses to a Fund.

Collateralized Loan Obligations Risk is the risk that investing in collateralized loan obligations (“CLOs”) and other similarly structured investments exposes the Fund to heightened credit risk, interest rate risk, liquidity risk, market risk and prepayment and extension risk, as well as the risk of default on the underlying asset. In addition, investments in CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) risks related to the capability of the servicer of the securitized assets; (iv) the risk that a Fund may invest in tranches of CLOs that are subordinate to other tranches; (v) the structure and complexity of the transaction and the legal documents may not be fully understood at the time of investment and could lead to disputes with the issuer or among investors regarding the characterization of proceeds or unexpected investment results; and (vi) the CLO’s manager may perform poorly.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks.

Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund.

Government Intervention in Financial Markets Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

124	PIMCO FUNDAMENTAL INDEX FUNDS

March 31, 2024

Regulatory Risk Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk As the use of technology has become more prevalent in the course of business, a Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders may suffer losses as a result of a cyber security breach related to a Fund, its service providers, trading counterparties or the issuers in which a Fund invests.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA

ANNUAL REPORT	|	MARCH 31, 2024	125

Notes to Financial Statements	(Cont.)

securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. FCM customers, such as the Funds, are permitted to transfer their customer account (and cleared derivative transactions held in such customer account) from one FCM to another FCM. Upon completion of the transfer, the customer maintains the same economic position with respect to the outstanding exposure. As such, these transfers are not recognized as dispositions and reacquisitions of the affected derivative positions. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The porting of exposure between FCMs has no impact on the market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin; these values as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

126	PIMCO FUNDAMENTAL INDEX FUNDS

March 31, 2024

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2	I-3		Class A	Class C	Class R
PIMCO RAE Fundamental Advantage PLUS Fund	0.64%	0.25%	N/A	N/A		0.40%	N/A	N/A
PIMCO RAE PLUS Fund	0.54%	0.25%	0.35%	0.45%	(1)	0.40%	0.40%	N/A
PIMCO RAE PLUS EMG Fund	0.80%	0.30%	0.40%	N/A		0.45%	0.45%	N/A
PIMCO RAE PLUS International Fund	0.57%	0.25%	0.35%	N/A		0.35%	N/A	0.35%	*
PIMCO RAE PLUS Small Fund	0.59%	0.25%	0.35%	N/A		0.35%	0.35%	0.35%	*
PIMCO RAE Worldwide Long/Short PLUS Fund	0.94%	0.25%	0.35%	N/A		0.40%	0.40%	N/A

(1)	PIMCO has contractually agreed, through July 31, 2024, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.
*	This particular share class has been registered with the SEC, but was not operational during the fiscal year ended March 31, 2024.
(c)	Distribution and Servicing Fees PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

All Funds	—	0.25%
Class C

All Funds	0.75%	0.25%
Class R

All Funds	0.25%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2024, the Distributor retained $2,415,092 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational and offering expenses of the Trust and the Funds, and any other expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

ANNUAL REPORT	|	MARCH 31, 2024	127

Notes to Financial Statements	(Cont.)

(e) Expense Limitation Pursuant to the Expense Limitation Agreement, PIMCO has contractually agreed, through July 31, 2024, to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049% (the “Expense Limit”) (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. As of March 31, 2024, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2024, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the PIMCO RAE PLUS Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Expense Limitation Agreement and I-3 Fee Waiver Agreement, waiver amounts are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by

PIMCO. For the period ended March 31, 2024, the Fund below waived and/or reimbursed the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO RAE PLUS Fund	$3

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2024, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO RAE Fundamental Advantage PLUS Fund	$2,175,784	$2,025,775	$200,427	$67,003

PIMCO RAE PLUS Fund	2,976,814	2,717,442	354,987	114,453

PIMCO RAE PLUS EMG Fund	773,156	720,159	78,443	17,583

PIMCO RAE PLUS International Fund	548,963	509,182	53,426	11,771

PIMCO RAE PLUS Small Fund	522,784	485,948	45,504	11,586

PIMCO RAE Worldwide Long/Short PLUS Fund	1,887,400	1,748,083	207,022	60,849

†	A zero balance may reflect actual amounts rounding to less than one thousand.

128	PIMCO FUNDAMENTAL INDEX FUNDS

March 31, 2024

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO RAE Fundamental Advantage PLUS Fund				PIMCO RAE PLUS Fund

	Year Ended 03/31/2024		Year Ended 03/31/2023		Year Ended 03/31/2024		Year Ended 03/31/2023

	Shares	Amount	Shares	Amount	Shares	Amount	Shares~~	Amount
Receipts for shares sold

Institutional Class	25,973	$214,505	30,268	$257,707	2,094	$37,060	27,035	$509,938

I-2	N/A	N/A	N/A	N/A	3,311	58,834	2,875	50,391

I-3	N/A	N/A	N/A	N/A	34	581	204	3,714

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	23	180	446	3,890	1,641	25,711	3,209	51,632

Class C	N/A	N/A	N/A	N/A	148	1,964	367	5,087
Issued as reinvestment of distributions

Institutional Class	2,133	17,797	4,034	34,977	756	14,088	3,068	51,969

I-2	N/A	N/A	N/A	N/A	447	8,210	1,677	27,854

I-3	N/A	N/A	N/A	N/A	8	141	76	1,256

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	38	303	91	763	1,162	19,439	4,289	65,226

Class C	N/A	N/A	N/A	N/A	136	1,869	827	10,539
Cost of shares redeemed

Institutional Class	(32,058)	(265,910)	(43,152)	(381,286)	(7,160)	(123,347)	(30,087)	(533,804)

I-2	N/A	N/A	N/A	N/A	(3,931)	(67,721)	(7,068)	(123,957)

I-3	N/A	N/A	N/A	N/A	(459)	(7,764)	(145)	(2,569)

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	(360)	(2,837)	(403)	(3,362)	(6,377)	(100,003)	(6,430)	(102,139)

Class C	N/A	N/A	N/A	N/A	(1,799)	(23,165)	(3,012)	(40,769)

Net increase (decrease) resulting from Fund share transactions	(4,251)	$(35,962)	(8,716)	$(87,311)	(9,989)	$(154,103)	(3,115)	$(25,632)

	PIMCO RAE PLUS EMG Fund				PIMCO RAE PLUS International Fund

	Year Ended 03/31/2024		Year Ended 03/31/2023		Year Ended 03/31/2024		Year Ended 03/31/2023

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	9,973	$64,999	33,946	$213,866	1,031	$7,114	18,312	$169,483

I-2	790	5,371	3,269	20,010	16	111	42	388

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	484	3,042	9,462	54,977	413	2,778	1,116	9,448

Class C	22	134	96	527	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	1,857	12,603	2,937	16,918	1,299	9,086	9,316	58,945

I-2	53	358	159	908	5	33	44	270

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	89	583	150	837	35	232	489	2,960

Class C	6	34	13	66	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(11,777)	(77,940)	(30,508)	(192,863)	(5,227)	(36,041)	(15,652)	(135,487)

I-2	(964)	(6,494)	(5,038)	(32,118)	(26)	(175)	(44)	(315)

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	(696)	(4,394)	(9,605)	(56,829)	(525)	(3,519)	(1,389)	(9,769)

Class C	(42)	(240)	(170)	(956)	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	(205)	$(1,944)	4,711	$25,343	(2,979)	$(20,381)	12,234	$95,923

ANNUAL REPORT	|	MARCH 31, 2024	129

Notes to Financial Statements	(Cont.)

	PIMCO RAE PLUS Small Fund				PIMCO RAE Worldwide Long/Short PLUS Fund

	Year Ended 03/31/2024		Year Ended 03/31/2023		Year Ended 03/31/2024		Year Ended 03/31/2023

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	1,241	$17,571	6,552	$93,322	19,567	$150,380	27,992	$218,123

I-2	505	6,773	1,528	20,942	648	5,025	538	4,264

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	192	2,557	566	7,647	277	2,129	790	6,346

Class C	25	310	267	3,155	11	93	67	543
Issued as reinvestment of distributions

Institutional Class	327	5,146	415	5,914	4,162	31,021	7,581	58,804

I-2	52	803	62	854	30	225	78	610

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	58	871	67	907	151	1,117	298	2,305

Class C	14	180	15	175	12	88	49	378
Cost of shares redeemed

Institutional Class	(2,428)	(34,328)	(8,725)	(120,571)	(31,527)	(243,434)	(42,281)	(337,495)

I-2	(1,087)	(14,793)	(1,620)	(21,916)	(1,146)	(8,832)	(540)	(4,260)

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	(626)	(8,284)	(833)	(11,060)	(798)	(6,106)	(752)	(5,846)

Class C	(113)	(1,330)	(180)	(2,020)	(250)	(1,916)	(468)	(3,736)

Net increase (decrease) resulting from Fund share transactions	(1,840)	$(24,524)	(1,886)	$(22,651)	(8,863)	$(70,210)	(6,648)	$(59,964)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
~~	A one for three reverse share split, effective March 24, 2023, has been retroactively applied.

At a meeting held on February 7, 2023, the Board ratified a reverse share split for each class of PIMCO RAE PLUS Fund (the “Fund”) pursuant to which shareholders received one share in exchange for every three shares of the Fund.

The reverse share splits were effective March 24, 2023. While the reverse share splits reduced the number of outstanding shares of each class of the Fund, they proportionately increased the NAV per share of each class of the Fund such that the aggregate market value of the Fund’s shares remained the same. The reverse share splits do not alter the rights or total value of a shareholder’s investment in the Fund, nor are they a taxable event for Fund investors.

The Shares of Beneficial Interest and Financial Highlights prior to March 24, 2023 for the Fund has been adjusted to reflect the reverse share split.

The following table discloses the number of persons who owned of record or beneficially 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of March 31, 2024. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO RAE Fundamental Advantage PLUS Fund	0	2	0%	94%

PIMCO RAE PLUS Fund	1	0	14%	0%

PIMCO RAE PLUS EMG Fund	1	1	14%	48%

PIMCO RAE PLUS International Fund	1	1	15%	66%

PIMCO RAE PLUS Small Fund	3	0	64%	0%

PIMCO RAE Worldwide Long/Short PLUS Fund	0	2	0%	91%

130	PIMCO FUNDAMENTAL INDEX FUNDS

March 31, 2024

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2024, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2024, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences (3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO RAE Fundamental Advantage PLUS Fund	$17,500	$0	$4,334	$0	$(929,006)	$0	$0	$(907,172)

PIMCO RAE PLUS Fund	69,782	0	75,487	0	(27,738)	0	0	117,531

PIMCO RAE PLUS EMG Fund	14,249	0	7,546	0	(200,990)	0	0	(179,195)

PIMCO RAE PLUS International Fund	6,398	0	3,922	(2)	(9,427)	0	0	891

PIMCO RAE PLUS Small Fund	10,504	0	8,493	(1)	(20,024)	0	0	(1,028)

PIMCO RAE Worldwide Long/Short PLUS Fund	29,006	0	(9,855)	0	(167,122)	0	0	(147,971)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on hyperinflationary investments, swap contracts, straddle loss deferrals, sale/buyback transactions, interest accrued on defaulted securities, return of capital distributions from underlying funds, and short positions.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly due to organizational expenditures.
(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2023 through March 31, 2024 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2023 through March 31, 2024 and Ordinary losses realized during the period January 1, 2024 through March 31, 2024 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2024, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO RAE Fundamental Advantage PLUS Fund*	$693,386	$235,620

PIMCO RAE PLUS Fund	27,738	0

PIMCO RAE PLUS EMG Fund*	160,238	40,752

PIMCO RAE PLUS International Fund*	1,934	7,493

PIMCO RAE PLUS Small Fund*	16,331	3,693

PIMCO RAE Worldwide Long/Short PLUS Fund	88,630	78,492

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*

Portion of amount represents realized loss and recognized built-in loss under IRC sections 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

ANNUAL REPORT	|	MARCH 31, 2024	131

Notes to Financial Statements	(Cont.)	March 31, 2024

As of March 31, 2024, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO RAE Fundamental Advantage PLUS Fund	$829,203	$62,293	$(59,124)	$3,169

PIMCO RAE PLUS Fund	1,484,967	113,348	(37,724)	75,624

PIMCO RAE PLUS EMG Fund	274,661	18,955	(12,464)	6,491

PIMCO RAE PLUS International Fund	196,202	10,274	(6,352)	3,922

PIMCO RAE PLUS Small Fund	191,472	15,267	(6,763)	8,504

PIMCO RAE Worldwide Long/Short PLUS Fund	794,611	27,512	(36,702)	(9,190)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on hyperinflationary investments, swap contracts, straddle loss deferrals, sale/buyback transactions, interest accrued on defaulted securities, return of capital distributions from underlying funds, and short positions.

For the fiscal years ended March 31, 2024 and March 31, 2023, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2024			March 31, 2023

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO RAE Fundamental Advantage PLUS Fund	$18,101	$0	$0	$36,001	$0	$0

PIMCO RAE PLUS Fund	47,001	0	0	43,575	122,380	0

PIMCO RAE PLUS EMG Fund	13,701	0	0	2,101	16,854	0

PIMCO RAE PLUS International Fund	9,351	0	0	3,201	58,974	0

PIMCO RAE PLUS Small Fund	7,000	0	0	7,851	0	0

PIMCO RAE Worldwide Long/Short PLUS Fund	32,452	0	0	62,101	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

132	PIMCO FUNDAMENTAL INDEX FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund and PIMCO RAE Worldwide Long/Short PLUS Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund and PIMCO RAE Worldwide Long/Short PLUS Fund (six of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2024, the related statements of operations for the year ended March 31, 2024, the statements of changes in net assets for each of the two years in the period ended March 31, 2024, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2024 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2024

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	|	MARCH 31, 2024	133

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	FAR	Wells Fargo Bank National Association	MYI	Morgan Stanley & Co. International PLC

BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	NXN	Natixis New York

BOM	Bank of Montreal	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada

BOS	BofA Securities, Inc.	GST	Goldman Sachs International	RYL	NatWest Markets Plc

BPS	BNP Paribas S.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SAL	Citigroup Global Markets, Inc.

BRC	Barclays Bank PLC	JPM	JP Morgan Chase Bank N.A.	SCX	Standard Chartered Bank, London

BSH	Banco Santander S.A. - New York Branch	JPS	J.P. Morgan Securities LLC	SOG	Societe Generale Paris

CBK	Citibank N.A.	MBC	HSBC Bank Plc	SSB	State Street Bank and Trust Co.

CKL	Citibank N.A. London	MEI	Merrill Lynch International	TOR	The Toronto-Dominion Bank

DEU	Deutsche Bank Securities, Inc.	MYC	Morgan Stanley Capital Services LLC	UAG	UBS AG Stamford

DUB	Deutsche Bank AG

Currency Abbreviations:

ARS	Argentine Peso	GBP	British Pound	NZD	New Zealand Dollar

AUD	Australian Dollar	HKD	Hong Kong Dollar	PHP	Philippine Peso

BRL	Brazilian Real	HUF	Hungarian Forint	PLN	Polish Zloty

CAD	Canadian Dollar	IDR	Indonesian Rupiah	SEK	Swedish Krona

CHF	Swiss Franc	ILS	Israeli Shekel	SGD	Singapore Dollar

CLP	Chilean Peso	INR	Indian Rupee	THB	Thai Baht

CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	TRY	Turkish New Lira

CNY	Chinese Renminbi (Mainland)	KRW	South Korean Won	TWD	Taiwanese Dollar

CZK	Czech Koruna	MXN	Mexican Peso	USD (or $)	United States Dollar

DKK	Danish Krone	MYR	Malaysian Ringgit	ZAR	South African Rand

EUR	Euro	NOK	Norwegian Krone

Exchange Abbreviations:

CBOT	Chicago Board of Trade	FTSE	Financial Times Stock Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

ABX.HE	Asset-Backed Securities Index - Home Equity	ERAEMLT	eRAFI Emerging Markets Strategy Index	RALVEIET	RA Emerging Markets Low Volatility Equity Income Total Return Index

CAONREPO	Canadian Overnight Repo Rate Average	ERAUSLT	eRAFI U.S. Large Strategy Index	RALVEIIT	RA International Low Volatility Equity Income Total Return Index

CDX.EM	Credit Derivatives Index - Emerging Markets	ERAUSST	eRAFI U.S. Small Strategy Index	RALVEIUT	RA U.S. Low Volatility Equity Income Total Return Index

CDX.HY	Credit Derivatives Index - High Yield	EUR003M	3 Month EUR Swap Rate	S&P 500	Standard & Poor’s 500 Index

CDX.IG	Credit Derivatives Index - Investment Grade	MUTKCALM	Tokyo Overnight Average Rate	SOFR	Secured Overnight Financing Rate

CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	NDDUWXUS	MSCI Daily TR Net World Ex USA Index	SONIO	Sterling Overnight Interbank Average Rate

ERADXULT	eRAFI International Large Strategy Index	NDUEEGF	iShares MSCI Emerging Markets ETF

Other Abbreviations:

ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap

ALT	Alternate Loan Trust	DAC	Designated Activity Company	PIK	Payment-in-Kind

BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit

BBR	Bank Bill Rate	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

BBSW	Bank Bill Swap Reference Rate	MSCI	Morgan Stanley Capital International

134	PIMCO FUNDAMENTAL INDEX FUNDS

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2024 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2024 was designated as “qualified dividend income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2024.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only). Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2024 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2024 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends. The Funds intend to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) amount of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†

PIMCO RAE Fundamental Advantage PLUS Fund	0%	0%	$18,101	$0	$21,460

PIMCO RAE PLUS Fund	0%	0%	47,001	0	15,766

PIMCO RAE PLUS EMG Fund	0%	0%	13,701	0	6,744

PIMCO RAE PLUS International Fund	0%	0%	9,351	0	5,398

PIMCO RAE PLUS Small Fund	0%	0%	5,267	0	189,906

PIMCO RAE Worldwide Long/Short PLUS Fund	0%	0%	32,452	0	20,045

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2025, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2024.

Section 199A Dividends. Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends

PIMCO RAE Fundamental Advantage PLUS Fund	0%

PIMCO RAE PLUS Fund	0%

PIMCO RAE PLUS EMG Fund	0%

PIMCO RAE PLUS International Fund	0%

PIMCO RAE PLUS Small Fund	0%

PIMCO RAE Worldwide Long/Short PLUS Fund	0%

ANNUAL REPORT	|	MARCH 31, 2024	135

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	161	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, State Auto Financial Corporation (2016-2022).

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	161	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2024.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

136	PIMCO FUNDAMENTAL INDEX FUNDS

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Joshua D. Ratner (1976)** President	01/2024 to present	Executive Vice President and Head of Americas Fund and Client Operations; Deputy General Counsel, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO Flexible Real Estate Income Fund, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill (1980)** Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Carol K. Chan (1982) Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Alyssa M. Creighton (1974) Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Jason R. Duran (1977) Vice President	02/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Kenneth W. Lee (1972) Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Greg J. Mason (1980)*** Vice President	05/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Colleen P. McLaughlin (1983)*** Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Shiv Narain (1981) Vice President	01/2024 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Keith A. Werber (1973) Vice President	05/2022 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Paul T. Wildermuth (1979) Vice President	01/2024 to present	Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

ANNUAL REPORT	|	MARCH 31, 2024	137

Management of the Trust	(Cont.)	(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Brandon T. Evans (1982) Deputy Treasurer	01/2024 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO Flexible Real Estate Income Fund and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Matthew L. Goodman (1977)** Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Laine E. Pacetti (1989) Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Jason R. Stern (1979)** Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Chi H. Vu (1983) Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2024.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Access Income Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Dynamic Income Strategy Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

138	PIMCO FUNDAMENTAL INDEX FUNDS

Privacy Policy[1]	(Unaudited)

The Funds2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information With Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information With Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures To Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected From Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes To The Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

ANNUAL REPORT	|	MARCH 31, 2024	139

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 13-14, 2024, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31,

2024. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2024.

140	PIMCO FUNDAMENTAL INDEX FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

1100 Main Street, Suite 400

Kansas City, MO 64105

Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

SS&C Global Investor & Distribution Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF3004AR_033124

PIMCO FUNDS

Annual Report

March 31, 2024

International Bond Funds

PIMCO Emerging Markets Bond Fund

PIMCO Emerging Markets Corporate Bond Fund

PIMCO Emerging Markets Currency and Short-Term Investments Fund

PIMCO Emerging Markets Full Spectrum Bond Fund

PIMCO Global Advantage® Strategy Bond Fund

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)

PIMCO International Bond Fund (Unhedged)

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Market Insights

Dear Shareholder,

This annual report covers the 12-month reporting period ended March 31, 2024 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and a discussion of certain factors that affected performance during the reporting period.

The global economy continued to expand despite persistent inflation, tighter credit conditions, and geopolitical concerns affecting many countries. This resilience appeared particularly evident in the United States (“U.S.”). In contrast, several other developed market economies experienced relatively flat or negative growth over the reporting period.

Several central banks paused interest-rate hikes

Inflation eased over the reporting period but remained above central bank targets for many economies. Several central banks did not increase interest rates in the second half of 2023 and the beginning of 2024, following a series of rate increases in 2022 and the first half of 2023. The U.S. Federal Reserve (the “Fed”) raised the federal funds rate a total of 5.25% from March 2022 to July 2023, and then held rates steady from September 2023 to March 2024. At its March meeting, the Fed communicated that the policy rate may be at its peak for the most recent tightening cycle, and that it may be appropriate to begin cutting rates later in 2024. The European Central Bank (“ECB”) raised its deposit facility rate for the euro area a total of 4.50% from July 2022 to September 2023, and then held rates steady at its next four meetings. Meanwhile, the Bank of England (“BoE”) raised its Bank Rate a total of 5.15% from December 2019 to July 2023 and held rates steady at its next five meetings. Neither the ECB nor BoE ruled out the possibility of rate cuts in 2024. In contrast, the Bank of Japan raised its short-term policy rate from -0.1% to between zero and 0.1% in March 2024, which was the first increase since 2007.

Financial markets posted positive returns

The yield on the benchmark 10-year U.S. Treasury increased during the reporting period. In many other developed markets, yields on 10-year government bonds also moved higher. Overall, the global bond market rallied toward the end of 2023, bolstered by central bank officials’ policy pronouncements signaling a possible end to monetary tightening. However, the market then weakened during the first quarter of 2024. During the reporting period, lower-rated global bonds generally outperformed their higher-rated counterparts. Global equities rallied, while commodities were mixed. The U.S. dollar strengthened against the Japanese yen and, to a lesser extent, the euro, but fell relative to the British pound.

We continue to work diligently to navigate dynamic global markets and manage the assets that you have entrusted with us. We encourage you to speak with your financial advisor about your goals and visit global.pimco.com for our latest insights.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Total Returns of Certain Asset Classes for the Period Ended March 31, 2024

Asset Class (as measured by, currency)	12-Month

U.S. large cap equities (S&P 500 Index, USD)	29.88%

Global equities (MSCI World Index, USD)	25.11%

European equities (MSCI Europe Index, EUR)	14.79%

Emerging market equities (MSCI Emerging Markets Index, EUR)	8.15%

Japanese equities (Nikkei 225 Index, JPY)	46.50%

Emerging market local bonds (JPMorgan Government Bond Index-Emerging Markets Global Diversified Index, USD Unhedged)	4.91%

Emerging market external debt (JPMorgan Emerging Markets Bond Index (EMBI) Global, USD Hedged)	9.53%

Below investment grade bonds (ICE BofA Developed Markets High Yield Constrained Index, USD Hedged)	11.60%

Global investment grade credit bonds (Bloomberg Global Aggregate Credit Index, USD Hedged)	5.59%

Fixed-rate, local currency government debt of investment grade countries (Bloomberg Global Treasury Index, USD Hedged)	3.48%

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions or are appropriate for all investors and each investor should evaluate their ability to invest for the long-term, especially during periods of downturn in the market. Outlook and strategies are subject to change without notice.

2	PIMCO INTERNATIONAL BOND FUNDS

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Emerging Markets Bond Fund, PIMCO Emerging Markets Corporate Bond Fund, PIMCO Emerging Markets Currency and Short-Term Investments Fund, PIMCO Emerging Markets Full Spectrum Bond Fund, PIMCO Global Advantage® Strategy Bond Fund, PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) and PIMCO International Bond Fund (Unhedged) (each, a “Fund” and collectively, the “Funds”).

The PIMCO Emerging Markets Full Spectrum Bond Fund may invest its assets in funds of the Trust and funds of PIMCO Equity Series and PIMCO ETF Trust, affiliated open-end investment companies, except funds of funds and PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund (“Underlying PIMCO Funds”), and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”). To the extent Underlying PIMCO Funds of the Trust or PIMCO Equity Series are held, Institutional Class or Class M shares will be held. The cost of investing in the PIMCO Emerging Markets Full Spectrum Bond Fund will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

We believe that equity funds and bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, remain high. In efforts to combat inflation, the U.S. Federal Reserve (the “Fed”) raised interest rates multiple times in 2022 and 2023. In the second half of 2023 and the beginning of 2024, however, the Fed paused the rate hikes, keeping interest rates steady. It is uncertain whether rates will remain steady, increase or decrease in the future. As such, the Funds may face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of a Fund.

ANNUAL REPORT	|	MARCH 31, 2024	3

Important Information About the Funds	(Cont.)

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

In February 2022, Russia launched an invasion of Ukraine. As a result, Russia and other countries, persons and entities that have provided material aid to Russia’s aggression against Ukraine, have been the subject of economic sanctions and import and export controls imposed by countries throughout the world, including the United States. Such measures have had and may continue to have an adverse effect on the Russian, Belarusian and other securities and economies, which may, in turn, negatively impact a Fund. The extent, duration and impact of Russia’s military action in Ukraine, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional, European and global economies and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. Further, a Fund may invest in securities and instruments that are economically tied to the region and may have been negatively impacted by the sanctions and counter-sanctions by Russia, including declines in value and reductions in liquidity. The sanctions may cause a Fund to sell portfolio holdings at a disadvantageous time or price or to continue to hold investments that a Fund may no longer seek to hold. PIMCO will continue to actively manage these positions in the best interests of a Fund and its shareholders.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities (and/or portfolio securities of Underlying PIMCO Funds or Acquired Funds, as applicable). The United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR was traditionally an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on a Fund, or on certain instruments in which a Fund invests, which can be difficult to ascertain, and may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how and when industry participants adopt new reference rates for affected instruments. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of a Fund that holds such instrument. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Funds and issuers in which they invest. For example, if a bank at which a Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which a Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Funds invest remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Funds and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and

4	PIMCO INTERNATIONAL BOND FUNDS

responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Funds and issuers in which they invest.

On each Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Diversification Status
PIMCO Emerging Markets Bond Fund	07/31/97	07/31/97	04/30/08	04/27/18	—	07/31/97	07/31/97	Diversified
PIMCO Emerging Markets Corporate Bond Fund	07/01/09	07/01/09	—	—	—	—	—	Diversified
PIMCO Emerging Markets Currency and Short-Term Investments Fund	05/31/05	05/31/05	04/30/08	—	—	05/31/05	—	Diversified
PIMCO Emerging Markets Full Spectrum Bond Fund	02/25/13	02/25/13	—	—	—	—	—	Diversified
PIMCO Global Advantage® Strategy Bond Fund	02/05/09	02/05/09	—	—	—	02/05/09	—	Diversified
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	10/02/95	02/25/98	04/30/08	—	—	10/02/95	10/02/95	Non-diversified
PIMCO International Bond Fund (Unhedged)	04/30/04	04/30/04	04/30/08	04/27/18	02/28/06	07/30/04	07/30/04	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund,

ANNUAL REPORT	|	MARCH 31, 2024	5

Important Information About the Funds	(Cont.)

and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

SEC rules allow a Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In October 2022, the SEC adopted changes to the mutual fund and exchange-traded fund (“ETF”) shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading. As such, beginning in July 2024, the Funds must comply with certain new requirements which include, but are not limited to, making significant updates to the content of their shareholder reports and mailing paper copies of the new tailored shareholder reports to shareholders who have not opted to receive shareholder report documents electronically.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In November 2022, the SEC adopted amendments to Form N-PX under the Investment Company Act of 1940, as amended, to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments were effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion).

6	PIMCO INTERNATIONAL BOND FUNDS

On November 17, 2023, a supplement was filed to provide notification of the liquidation of the Administrative Class of the PIMCO Global Bond Opportunities Fund (U.S. Dollar Hedged). Effective February 16, 2024, the Fund no longer sold Administrative Class shares to new investors or existing shareholders (except through reinvested dividends), including through exchanges into Administrative Class shares of the Fund from other funds of the Trust or funds of PIMCO Equity Series. The Administrative Class of the Fund liquidated on March 15, 2024.

ANNUAL REPORT	|	MARCH 31, 2024	7

PIMCO Emerging Markets Bond Fund

Institutional Class - PEBIX
I-2 - PEMPX	Class A - PAEMX
I-3 - PEBNX	Class C - PEBCX

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown as of March 31, 2024†§

United States	9.9%

Mexico	7.6%

Short-Term Instruments‡	6.9%

Brazil	5.8%

Turkey	4.3%

South Africa	4.0%

Dominican Republic	3.5%

Luxembourg	3.3%

Indonesia	3.2%

Saudi Arabia	2.8%

Colombia	2.8%

Egypt	2.7%

Panama	2.7%

Argentina	2.3%

Chile	2.1%

Romania	2.0%

United Arab Emirates	1.6%

Hungary	1.6%

Qatar	1.4%

Cayman Islands	1.4%

Serbia	1.3%

United Kingdom	1.3%

Israel	1.3%

Nigeria	1.3%

Poland	1.2%

Ivory Coast	1.2%

Oman	1.2%

Ecuador	1.1%

Ireland	1.1%

South Korea	1.0%

Other	16.1%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Fund Inception (07/31/97)
PIMCO Emerging Markets Bond Fund Institutional Class	11.57%	1.52%	2.96%	7.59%
PIMCO Emerging Markets Bond Fund I-2	11.46%	1.42%	2.86%	7.48%
PIMCO Emerging Markets Bond Fund I-3	11.41%	1.37%	2.81%	7.43%
PIMCO Emerging Markets Bond Fund Class A	11.17%	1.14%	2.58%	7.17%
PIMCO Emerging Markets Bond Fund Class A (adjusted)	7.00%	0.37%	2.19%	7.02%
PIMCO Emerging Markets Bond Fund Class C	10.35%	0.39%	1.82%	6.37%
PIMCO Emerging Markets Bond Fund Class C (adjusted)	9.35%	0.39%	1.82%	6.37%
J.P. Morgan Emerging Markets Bond Index (EMBI) Global	9.53%	0.93%	2.85%	6.51%
Lipper Emerging Market Hard Currency Debt Funds Average	11.16%	1.15%	2.31%	5.49%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 0.93% for Institutional Class shares, 1.03% for I-2 shares, 1.13% for I-3 shares, 1.30% for Class A shares and 2.05% for Class C shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Legacy exposure to Venezuelan external debt contributed to relative performance, as select holdings appreciated in price.

»

Overweight exposure to Egyptian external sovereign debt contributed to relative performance, as the Egyptian sub-index of J.P. Morgan Emerging Markets Bond Index (EMBI) Global outperformed the broader J.P. Morgan Emerging Markets Bond Index (EMBI) Global.

»	Underweight exposure to emerging markets external spreads detracted from relative performance, as spreads tightened.

»	Overweight exposure to Brazilian external corporate debt detracted from relative performance, as select securities depreciated in price.

8	PIMCO INTERNATIONAL BOND FUNDS

PIMCO Emerging Markets Corporate Bond Fund

Institutional Class - PEMIX

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown as of March 31, 2024†§

Cayman Islands	9.8%

Short-Term Instruments‡	8.6%

United States	7.1%

Mexico	5.1%

South Korea	4.8%

Chile	4.4%

Israel	4.3%

India	3.8%

Luxembourg	3.6%

Netherlands	3.5%

Indonesia	3.4%

United Kingdom	3.3%

United Arab Emirates	3.2%

Peru	3.1%

Turkey	2.9%

Brazil	2.7%

Colombia	2.6%

South Africa	2.6%

Virgin Islands (British)	1.9%

Hong Kong	1.8%

Saudi Arabia	1.6%

Singapore	1.4%

Kazakhstan	1.3%

Malaysia	1.2%

Canada	1.2%

Morocco	1.1%

Thailand	1.0%

Other	8.7%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Fund Inception (07/01/09)
PIMCO Emerging Markets Corporate Bond Fund Institutional Class	6.49%	1.14%	2.17%	4.19%
J.P. Morgan Corporate Emerging Markets Bond Index Diversified (CEMBI)	8.79%	2.35%	3.69%	5.72%
Lipper Emerging Market Hard Currency Debt Funds Average	11.16%	1.15%	2.31%	4.27%	♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 06/30/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report) was 0.91% for Institutional Class shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Corporate Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of corporate Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Security selection within Ukrainian external debt contributed to relative performance, due to price appreciation of select holdings.

»

Underweight exposure to Hong Kong external corporate debt contributed to relative performance, as the Hong Kong sub-portion of the J.P. Morgan Corporate Emerging Markets Bond Index Diversified (CEMBI) underperformed the broader J.P. Morgan Corporate Emerging Markets Bond Index Diversified (CEMBI).

»	Exposure to Russian external corporate debt detracted from relative performance, due to price depreciation of select holdings.

»	Security selection within Brazilian external corporate debt detracted from performance, due to price depreciation of select holdings.

ANNUAL REPORT	|	MARCH 31, 2024	9

PIMCO Emerging Markets Currency and Short-Term Investments Fund

Institutional Class - PLMIX	Class A - PLMAX
I-2 - PLMPX

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown as of March 31, 2024†§

Short-Term Instruments‡	26.1%

Brazil	24.7%

Singapore	9.3%

Mexico	7.4%

United States	5.3%

South Africa	5.2%

Supranational	3.5%

Dominican Republic	2.5%

Colombia	1.9%

Peru	1.8%

Chile	1.6%

United Kingdom	1.2%

Ivory Coast	1.1%

Other	8.4%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Fund Inception (05/31/05)
PIMCO Emerging Markets Currency and Short-Term Investments Fund Institutional Class	5.40%	1.78%	0.82%	2.65%
PIMCO Emerging Markets Currency and Short-Term Investments Fund I-2	5.29%	1.68%	0.72%	2.54%
PIMCO Emerging Markets Currency and Short-Term Investments Fund Class A	4.98%	1.38%	0.42%	2.23%
PIMCO Emerging Markets Currency and Short-Term Investments Fund Class A (adjusted)	1.04%	0.60%	0.04%	2.03%
J.P. Morgan Emerging Local Markets Index Plus (Unhedged)	3.97%	0.35%	(0.15)%	2.27%
JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged)	3.97%	0.35%	(0.15)%	2.14%
Lipper Alternative Currency Strategies Average	29.28%	0.51%	(0.25)%	1.28%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 1.02% for Institutional Class shares, 1.12% for I-2 shares, and 1.42% for Class A shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Currency and Short-Term Investments Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in currencies of, or in Fixed Income Instruments denominated in the currencies of, emerging market countries, and in short-term investments. The Fund’s investments in currencies or Fixed Income Instruments, including short-term investments, may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund may, but is not required to, hedge its exposure to non-U.S. currencies. Assets not invested in currencies or instruments denominated in currencies of emerging market countries or in short-term investments may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to the Turkish lira contributed to relative performance, as the currency depreciated.

»	Overweight exposure to the Egyptian pound contributed to relative performance, as the currency briefly appreciated in March following its devaluation.

»	Overweight exposure to Colombian local duration detracted from relative performance, as local rates increased.

»	Overweight exposure to the Brazilian real detracted from relative performance, as the currency depreciated over the second half of the reporting period.

10	PIMCO INTERNATIONAL BOND FUNDS

PIMCO Emerging Markets Full Spectrum Bond Fund

Institutional Class - PFSIX

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Top 10 Holdings as of March 31, 2024†§

PIMCO Emerging Markets Local Currency and Bond Fund	46.7%

PIMCO Emerging Markets Bond Fund	24.1%

PIMCO Emerging Markets Corporate Bond Fund	23.0%

Uniform Mortgage-Backed Security, TBA, 5.500% due 05/01/2054	0.7%

Uniform Mortgage-Backed Security, TBA, 5.000% due 04/01/2054	0.6%

Uniform Mortgage-Backed Security, TBA, 4.500% due 04/01/2054	0.6%

Uniform Mortgage-Backed Security, TBA, 4.000% due 05/01/2054	0.5%

Poinsettia Finance Ltd., 6.625% due 06/17/2031	0.2%

Sunac Services Holdings Ltd.	0.1%

Kaisa Group Holdings Ltd., 9.375% due 06/30/2024	0.0%
†	% of Investments, at value.

§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Fund Inception (02/25/13)
PIMCO Emerging Markets Full Spectrum Bond Fund Institutional Class	8.10%	1.62%	1.29%	0.62%
50% JPMorgan Global Bond Index Emerging Markets-Global Diversified, 25% JPMorgan Emerging Markets Bond Index Global and 25% JPMorgan Corporate Emerging Market Bond Index Diversified	7.05%	0.93%	1.52%	0.98%
Lipper Emerging Market Hard Currency Debt Funds Average	11.16%	1.15%	2.31%	1.62%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 02/28/2013.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses) was 2.01% for Institutional Class shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Full Spectrum Bond Fund seeks maximum total return, consistent with prudent investment management. The Fund is designed to provide dynamic exposure to a broad range of emerging market fixed income asset classes, such as external debt obligations of sovereign, quasi-sovereign, and corporate entities; currencies, and local currency-denominated obligations of sovereigns, quasi-sovereigns, and corporate issuers. PIMCO uses a three-step active management approach in seeking to achieve the Fund’s investment objective: 1) develop a target asset allocation to implement across the eligible investments; 2) identify additional opportunities for country and security selection designed to add value beyond the target asset allocation within each of the eligible investments; and 3) employ additional investment strategies designed to either mitigate or emphasize risks resulting from the implementation of the target asset allocation. This active management approach is driven by PIMCO’s global macroeconomic views, emerging markets expertise and experience across a wide range of investment instruments. The Fund’s assets are allocated in a manner that reflects PIMCO’s views regarding the attractiveness of key investment risk factors, considering both return potential and volatility, and includes an assessment of aggregate country, issuer and currency exposures. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to the Turkish lira contributed to relative performance, as the currency depreciated.

»	Overweight exposure to the Egyptian pound contributed to relative performance, as the currency appreciated in March following its devaluation.

»

Off-benchmark long exposure to Chinese external corporate debt detracted from relative performance, as the Chinese external corporate debt sub-portion of JPMorgan Corporate Emerging Market Bond Index Diversified underperformed the Chinese external sovereign debt sub-portion of the JPMorgan Emerging Markets Bond Index Global.

»	Overweight exposure to Brazilian external corporate debt detracted from relative performance, as select securities depreciated in price.

ANNUAL REPORT	|	MARCH 31, 2024	11

PIMCO Global Advantage® Strategy Bond Fund

Institutional Class - PSAIX
Class A - PGSAX

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown as of March 31, 2024†§

United States	56.9%

Italy	5.5%

Japan	4.3%

United Kingdom	4.2%

Cayman Islands	4.2%

Short-Term Instruments‡	2.9%

Saudi Arabia	1.8%

South Korea	1.7%

Ireland	1.7%

France	1.5%

Canada	1.4%

Denmark	1.3%

Other	12.6%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Fund Inception (02/05/09)
PIMCO Global Advantage® Strategy Bond Fund Institutional Class	5.83%	1.98%	1.70%	3.39%
PIMCO Global Advantage® Strategy Bond Fund Class A	5.41%	1.58%	1.30%	2.98%
PIMCO Global Advantage® Strategy Bond Fund Class A (adjusted)	1.49%	0.81%	0.91%	2.72%
Bloomberg Global Aggregate (USD Unhedged) Index	0.49%	(1.17)%	(0.07)%	1.61%
PIMCO Global Advantage Bond Index (GLADI) (USD, Partially Hedged)	3.72%	0.98%	1.62%	3.05%
Lipper Global Income Funds Average	3.21%	(0.04)%	0.78%	2.92%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 01/31/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 0.76% for Institutional Class shares, and 1.16% for Class A shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

Investment Objective and Strategy Overview

PIMCO Global Advantage® Strategy Bond Fund seeks total return which exceeds that of its benchmarks, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»

The Fund’s non-U.S. dollar currency exposure hedged back to the U.S. dollar contributed to performance relative to the Bloomberg Global Aggregate (USD Unhedged) Index, as the dollar strengthened versus a basket of major developed market currencies.

»	Underweight exposure to two-year maturities on the U.S. yield curve contributed to relative performance, as yields rose and that segment of the yield curve remained inverted.

»	Long exposure to non-agency mortgage-backed securities and high-quality collateralized loan obligations contributed to relative performance, as spreads tightened.

»	Underweight exposure to non-financial investment grade corporate credit detracted from relative performance, as spreads tightened.

»	Underweight exposure to duration in China detracted from relative performance, as yields fell.

»	Long exposure to Italian inflation-linked securities detracted from relative performance, as breakeven inflation fell.

12	PIMCO INTERNATIONAL BOND FUNDS

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)

Institutional Class - PGBIX	Class A - PAIIX
I-2 - PGNPX	Class C - PCIIX

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund commenced operations.

Geographic Breakdown as of March 31, 2024†§

United States	64.3%

Japan	4.6%

Cayman Islands	4.6%

United Kingdom	4.4%

Denmark	3.8%

Canada	2.2%

Ireland	2.0%

South Korea	1.8%

France	1.7%

Short-Term Instruments‡	1.3%

Italy	1.2%

Spain	1.2%

Saudi Arabia	1.1%

Other	5.8%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Fund Inception (10/02/95)
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) Institutional Class	6.16%	2.58%	3.25%	5.63%
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) I-2	6.05%	2.48%	3.15%	5.48%
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) Class A	5.79%	2.23%	2.89%	5.23%
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) Class A (adjusted)	1.83%	1.45%	2.50%	5.09%
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) Class C	5.01%	1.46%	2.12%	4.44%
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) Class C (adjusted)	4.01%	1.46%	2.12%	4.44%
Bloomberg Global Aggregate (USD Hedged) Index	4.14%	0.80%	2.21%	4.52%♦
Lipper Global Income Funds Average	3.21%	(0.04)%	0.78%	4.02%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 09/30/1995.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Class C shares. The prior Class C performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 0.61% for Institutional Class shares, 0.71% for I-2 shares, 0.96% for Class A shares, and 1.71% for Class C shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

Investment Objective and Strategy Overview

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) seeks maximum total return, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Securities may be denominated in major foreign currencies or the U.S. dollar. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private-sector entities. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. dollar cash rates contributed to absolute performance, as a source of income.

»	European interest rate strategies implemented through interest rate swaps contributed to absolute performance, as swap spreads tightened.

»	Long exposure to non-agency mortgage-backed securities and high-quality collateralized loan obligations contributed to absolute performance, as spreads tightened.

»	Long exposure to duration in the U.S. detracted from absolute performance, as yields rose.

»	Short exposure to duration in China detracted from absolute performance, as yields fell.

»	Long exposure to the Japanese yen detracted from absolute performance, as the currency depreciated against the U.S. dollar.

ANNUAL REPORT	|	MARCH 31, 2024	13

PIMCO International Bond Fund (Unhedged)

Institutional Class - PFUIX	Administrative Class - PFUUX
I-2 - PFUPX	Class A - PFUAX
I-3 - PFUNX	Class C - PFRCX

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown as of March 31, 2024†§

United States	56.7%

Japan	5.9%

United Kingdom	5.4%

Cayman Islands	4.9%

South Korea	3.9%

China	3.6%

France	3.0%

Canada	2.7%

Ireland	1.9%

Spain	1.3%

Saudi Arabia	1.2%

Denmark	1.2%

Malaysia	1.1%

Short-Term Instruments‡	0.5%

Other	6.7%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Fund Inception (04/30/04)
PIMCO International Bond Fund (Unhedged) Institutional Class	1.56%	(1.61)%	(0.47)%	2.82%
PIMCO International Bond Fund (Unhedged) I-2	1.46%	(1.71)%	(0.57)%	2.72%
PIMCO International Bond Fund (Unhedged) I-3	1.41%	(1.76)%	(0.62)%	2.66%
PIMCO International Bond Fund (Unhedged) Administrative Class	1.31%	(1.86)%	(0.72)%	2.56%
PIMCO International Bond Fund (Unhedged) Class A	1.16%	(2.00)%	(0.87)%	2.40%
PIMCO International Bond Fund (Unhedged) Class A (adjusted)	(2.63)%	(2.75)%	(1.25)%	2.20%
PIMCO International Bond Fund (Unhedged) Class C	0.41%	(2.74)%	(1.61)%	1.63%
PIMCO International Bond Fund (Unhedged) Class C (adjusted)	(0.57)%	(2.74)%	(1.61)%	1.63%
Bloomberg Global Aggregate ex-USD (USD Unhedged) Index	(0.71)%	(2.49)%	(1.38)%	1.74%
Lipper International Income Funds Average	4.13%	(0.57)%	0.08%	3.30%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 0.66% for Institutional Class shares, 0.76% for I-2 shares, 0.86% for I-3 shares, 0.91% for Administrative Class shares, 1.06% for Class A shares, and 1.81% for Class C shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

Investment Objective and Strategy Overview

PIMCO International Bond Fund (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three non-U.S. countries. The Fund’s investments in Fixed Income Instruments may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Long exposure to non-agency mortgage-backed securities and high-quality collateralized loan obligations contributed to relative performance, as spreads tightened.

»	Underweight exposure to two-year maturities on the U.S. yield curve contributed to relative performance, as yields rose and that segment of the yield curve remained inverted.

»	European interest rate strategies implemented through interest rate swaps contributed to relative performance, as swap spreads tightened.

»	Underweight exposure to duration in China detracted from relative performance, as yields fell.

»	Underweight exposure to non-financial investment grade corporate credit detracted from relative performance, as spreads tightened.

»	Long exposure to the Japanese yen detracted from relative performance, as the currency depreciated against the U.S. dollar.

14	PIMCO INTERNATIONAL BOND FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2023 to March 31, 2024 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Emerging Markets Bond Fund
Institutional Class	$1,000.00	$1,124.70	$6.76	$1,000.00	$1,018.50	$6.42	1.28%
I-2	1,000.00	1,124.10	7.29	1,000.00	1,018.00	6.92	1.38
I-3	1,000.00	1,123.90	7.55	1,000.00	1,017.75	7.17	1.43
Class A	1,000.00	1,122.70	8.71	1,000.00	1,016.66	8.27	1.65
Class C	1,000.00	1,118.50	12.64	1,000.00	1,012.93	12.01	2.40

PIMCO Emerging Markets Corporate Bond Fund
Institutional Class	$1,000.00	$1,074.70	$4.90	$1,000.00	$1,020.14	$4.77	0.95%

PIMCO Emerging Markets Currency and Short-Term Investments Fund
Institutional Class	$1,000.00	$1,054.40	$5.47	$1,000.00	$1,019.54	$5.37	1.07%
I-2	1,000.00	1,053.90	5.97	1,000.00	1,019.05	5.87	1.17
Class A	1,000.00	1,052.30	7.50	1,000.00	1,017.55	7.37	1.47

PIMCO Emerging Markets Full Spectrum Bond Fund
Institutional Class	$1,000.00	$1,089.70	$0.73	$1,000.00	$1,024.17	$0.70	0.14%

ANNUAL REPORT	|	MARCH 31, 2024	15

Expense Examples	(Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Global Advantage® Strategy Bond Fund
Institutional Class	$1,000.00	$1,067.50	$4.32	$1,000.00	$1,020.69	$4.22	0.84%
Class A	1,000.00	1,065.30	6.37	1,000.00	1,018.70	6.22	1.24

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)
Institutional Class	$1,000.00	$1,068.00	$3.70	$1,000.00	$1,021.28	$3.62	0.72%
I-2	1,000.00	1,067.50	4.22	1,000.00	1,020.79	4.12	0.82
Class A	1,000.00	1,066.20	5.50	1,000.00	1,019.54	5.37	1.07
Class C	1,000.00	1,062.20	9.33	1,000.00	1,015.81	9.12	1.82

PIMCO International Bond Fund (Unhedged)
Institutional Class	$1,000.00	$1,073.70	$4.12	$1,000.00	$1,020.89	$4.02	0.80%
I-2	1,000.00	1,073.10	4.64	1,000.00	1,020.39	4.52	0.90
I-3	1,000.00	1,073.00	4.90	1,000.00	1,020.14	4.77	0.95
Administrative Class	1,000.00	1,072.30	5.41	1,000.00	1,019.64	5.27	1.05
Class A	1,000.00	1,071.50	6.18	1,000.00	1,018.90	6.02	1.20
Class C	1,000.00	1,067.60	10.02	1,000.00	1,015.17	9.77	1.95

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

16	PIMCO INTERNATIONAL BOND FUNDS

Benchmark Descriptions

Index*	Benchmark Description

50% JPMorgan Global Bond Index Emerging Markets-Global Diversified, 25% JPMorgan Emerging Markets Bond Index Global and 25% JPMorgan Corporate Emerging Market Bond Index Diversified	The benchmark is a blend of 50% JPMorgan Global Bond Index Emerging Markets- Global Diversified, 25% JPMorgan Emerging Markets Bond Index Global and 25% JPMorgan Corporate Emerging Market Bond Index Diversified. The JPMorgan Global Bond Index Emerging Markets — Global Diversified is a uniquely-weighted version of the Emerging Markets Bond Index Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries eligible current face amounts of debt outstanding. The JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. JPMorgan Corporate Emerging Market Bond Index Diversified tracks total returns of US dollar-denominated debt instruments issued by corporate entities in Emerging Markets countries.

Bloomberg Global Aggregate (USD Hedged) Index	Bloomberg Global Aggregate (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

Bloomberg Global Aggregate (USD Unhedged) Index	Bloomberg Global Aggregate (USD Unhedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

Bloomberg Global Aggregate ex-USD (USD Unhedged) Index	Bloomberg Global Aggregate ex-USD (USD Unhedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The major components of this index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds and Canadian Government securities.

J.P. Morgan Corporate Emerging Markets Bond Index Diversified (CEMBI)	The J.P. Morgan Corporate Emerging Markets Bond Index Diversified (CEMBI) is a uniquely weighted version of the CEMBI index. It limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries eligible current face amounts of debt outstanding. The CEMBI Diversified results in well-distributed, more balanced weightings for countries included in the index. The countries covered in the CEMBI Diversified are identical to those covered by the CEMBI.

J.P. Morgan Emerging Local Markets Index Plus (Unhedged)	J.P. Morgan Emerging Local Markets Index Plus (Unhedged) tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade.

J.P. Morgan Emerging Markets Bond Index (EMBI) Global	J.P. Morgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds.

JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged)	JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged) tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade. It is not possible to invest directly in an unmanaged index. For periods prior to May 2010, the JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged) contains back-tested index data which re-calculates the index return using bid-side FX Spot, Forwards, and LIBOR rates.

PIMCO Global Advantage Bond Index (GLADI) (USD, Partially Hedged)	The PIMCO Global Advantage Bond Index® (GLADI) (USD, Partially Hedged) is a diversified global index that covers a wide spectrum of global fixed income opportunities and sectors, from developed to emerging markets, nominal to real asset, and cash to derivative instruments. Unlike traditional indices, which are frequently comprised of bonds weighted according to their market capitalization, GLADI uses GDP-weighting which puts an emphasis on faster-growing areas of the world and thus makes the index forward-looking in nature. PIMCO’s GLADI methodology is intellectual property covered by U.S. Patent No. 8,306,892. GLOBAL ADVANTAGE and GLADI are trademarks of Pacific Investment Management Company LLC.

* It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	MARCH 31, 2024	17

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Emerging Markets Bond Fund
Institutional Class

03/31/2024	$8.04	$0.49	$0.42	$0.91	$(0.44)	$0.00	$(0.06)	$(0.50)

03/31/2023	9.29	0.43	(1.06)	(0.63)	(0.62)	0.00	0.00	(0.62)

03/31/2022	10.27	0.42	(0.96)	(0.54)	(0.44)	0.00	0.00	(0.44)

03/31/2021	9.20	0.43	1.09	1.52	(0.45)	0.00	0.00	(0.45)

03/31/2020	10.27	0.47	(1.05)	(0.58)	(0.49)	0.00	0.00	(0.49)
I-2

03/31/2024	8.04	0.49	0.42	0.91	(0.44)	0.00	(0.06)	(0.50)

03/31/2023	9.29	0.42	(1.06)	(0.64)	(0.61)	0.00	0.00	(0.61)

03/31/2022	10.27	0.41	(0.96)	(0.55)	(0.43)	0.00	0.00	(0.43)

03/31/2021	9.20	0.42	1.09	1.51	(0.44)	0.00	0.00	(0.44)

03/31/2020	10.27	0.46	(1.05)	(0.59)	(0.48)	0.00	0.00	(0.48)
I-3

03/31/2024	8.04	0.49	0.41	0.90	(0.43)	0.00	(0.06)	(0.49)

03/31/2023	9.29	0.42	(1.06)	(0.64)	(0.61)	0.00	0.00	(0.61)

03/31/2022	10.27	0.41	(0.97)	(0.56)	(0.42)	0.00	0.00	(0.42)

03/31/2021	9.20	0.41	1.09	1.50	(0.43)	0.00	0.00	(0.43)

03/31/2020	10.27	0.46	(1.06)	(0.60)	(0.47)	0.00	0.00	(0.47)
Class A

03/31/2024	8.04	0.47	0.41	0.88	(0.41)	0.00	(0.06)	(0.47)

03/31/2023	9.29	0.40	(1.06)	(0.66)	(0.59)	0.00	0.00	(0.59)

03/31/2022	10.27	0.39	(0.97)	(0.58)	(0.40)	0.00	0.00	(0.40)

03/31/2021	9.20	0.39	1.09	1.48	(0.41)	0.00	0.00	(0.41)

03/31/2020	10.27	0.43	(1.05)	(0.62)	(0.45)	0.00	0.00	(0.45)
Class C

03/31/2024	8.04	0.41	0.41	0.82	(0.35)	0.00	(0.06)	(0.41)

03/31/2023	9.29	0.33	(1.05)	(0.72)	(0.53)	0.00	0.00	(0.53)

03/31/2022	10.27	0.31	(0.97)	(0.66)	(0.32)	0.00	0.00	(0.32)

03/31/2021	9.20	0.31	1.09	1.40	(0.33)	0.00	0.00	(0.33)

03/31/2020	10.27	0.35	(1.05)	(0.70)	(0.37)	0.00	0.00	(0.37)

PIMCO Emerging Markets Corporate Bond Fund
Institutional Class

03/31/2024	$8.91	$0.43	$0.13	$0.56	$(0.45)	$0.00	$0.00	$(0.45)

03/31/2023	9.42	0.35	(0.49)	(0.14)	(0.37)	0.00	0.00	(0.37)

03/31/2022	10.83	0.36	(1.41)	(1.05)	(0.36)	0.00	0.00	(0.36)

03/31/2021	9.44	0.41	1.38	1.79	(0.40)	0.00	0.00	(0.40)

03/31/2020	10.50	0.49	(1.07)	(0.58)	(0.48)	0.00	0.00	(0.48)

PIMCO Emerging Markets Currency and Short-Term Investments Fund
Institutional Class

03/31/2024	$7.51	$0.49	$(0.10)	$0.39	$(0.35)	$0.00	$(0.17)	$(0.52)

03/31/2023	7.68	0.26	(0.16)	0.10	(0.08)	0.00	(0.19)	(0.27)

03/31/2022	7.91	0.22	(0.33)	(0.11)	(0.12)	0.00	0.00	(0.12)

03/31/2021	7.04	0.22	0.75	0.97	0.00	0.00	(0.10)	(0.10)

03/31/2020	8.05	0.33	(1.02)	(0.69)	(0.08)	0.00	(0.24)	(0.32)
I-2

03/31/2024	7.51	0.48	(0.10)	0.38	(0.34)	0.00	(0.17)	(0.51)

03/31/2023	7.68	0.28	(0.18)	0.10	(0.08)	0.00	(0.19)	(0.27)

03/31/2022	7.91	0.22	(0.34)	(0.12)	(0.11)	0.00	0.00	(0.11)

03/31/2021	7.04	0.22	0.74	0.96	0.00	0.00	(0.09)	(0.09)

03/31/2020	8.05	0.33	(1.03)	(0.70)	(0.07)	0.00	(0.24)	(0.31)
Class A

03/31/2024	7.51	0.46	(0.10)	0.36	(0.32)	0.00	(0.17)	(0.49)

03/31/2023	7.68	0.24	(0.17)	0.07	(0.05)	0.00	(0.19)	(0.24)

03/31/2022	7.91	0.19	(0.33)	(0.14)	(0.09)	0.00	0.00	(0.09)

03/31/2021	7.04	0.20	0.74	0.94	0.00	0.00	(0.07)	(0.07)

03/31/2020	8.05	0.31	(1.03)	(0.72)	(0.05)	0.00	(0.24)	(0.29)

18	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$8.45	11.84%	$882,087	1.30%	1.30%	0.83%	0.83%	6.19%	55%

8.04	(6.59)	2,049,059	0.93	0.93	0.83	0.83	5.17	54

9.29	(5.58)	2,761,793	0.84	0.84	0.83	0.83	4.15	40

10.27	16.59	2,052,215	0.87	0.87	0.83	0.83	4.10	69

9.20	(6.15)	1,535,816	0.88	0.88	0.83	0.83	4.51	97

8.45	11.74	479,591	1.40	1.40	0.93	0.93	6.13	55

8.04	(6.68)	620,957	1.03	1.03	0.93	0.93	5.07	54

9.29	(5.67)	726,918	0.94	0.94	0.93	0.93	4.02	40

10.27	16.47	202,226	0.97	0.97	0.93	0.93	4.01	69

9.20	(6.24)	128,568	0.98	0.98	0.93	0.93	4.42	97

8.45	11.68	15,903	1.45	1.50	0.98	1.03	6.09	55

8.04	(6.72)	13,501	1.08	1.13	0.98	1.03	5.07	54

9.29	(5.72)	10,400	0.99	1.04	0.98	1.03	3.97	40

10.27	16.42	8,599	1.02	1.07	0.98	1.03	3.97	69

9.20	(6.29)	2,754	1.03	1.08	0.98	1.03	4.38	97

8.45	11.44	129,044	1.67	1.67	1.20	1.20	5.87	55

8.04	(6.94)	135,285	1.30	1.30	1.20	1.20	4.79	54

9.29	(5.93)	176,188	1.21	1.21	1.20	1.20	3.75	40

10.27	16.16	214,401	1.24	1.24	1.20	1.20	3.73	69

9.20	(6.49)	189,790	1.25	1.25	1.20	1.20	4.14	97

8.45	10.62	4,705	2.42	2.42	1.95	1.95	5.12	55

8.04	(7.64)	5,356	2.05	2.05	1.95	1.95	4.02	54

9.29	(6.63)	7,851	1.96	1.96	1.95	1.95	2.99	40

10.27	15.29	12,042	1.99	1.99	1.95	1.95	2.96	69

9.20	(7.19)	20,216	2.00	2.00	1.95	1.95	3.39	97

$9.02	6.49%	$98,427	0.98%	0.98%	0.90%	0.90%	4.92%	89%

8.91	(1.38)	94,702	0.91	0.91	0.90	0.90	3.97	50

9.42	(10.00)	116,909	0.90	0.90	0.90	0.90	3.39	39

10.83	19.09	180,962	0.90	0.90	0.90	0.90	3.86	58

9.44	(6.00)	118,363	1.02	1.02	0.90	0.90	4.60	67

$7.38	5.40%	$483,502	1.09%	1.09%	0.85%	0.85%	6.64%	254%

7.51	1.49	539,858	1.02	1.02	0.85	0.85	3.54	96

7.68	(1.40)	595,946	0.86	0.86	0.85	0.85	2.82	57

7.91	13.78	684,658	0.87	0.87	0.85	0.85	2.89	79

7.04	(8.98)	1,979,921	0.88	0.88	0.85	0.85	4.19	84

7.38	5.29	7,024	1.19	1.19	0.95	0.95	6.53	254

7.51	1.39	9,080	1.12	1.12	0.95	0.95	3.75	96

7.68	(1.50)	5,385	0.96	0.96	0.95	0.95	2.72	57

7.91	13.67	4,993	0.97	0.97	0.95	0.95	2.85	79

7.04	(9.07)	4,518	0.98	0.98	0.95	0.95	4.12	84

7.38	4.98	7,554	1.49	1.49	1.25	1.25	6.23	254

7.51	1.09	9,443	1.42	1.42	1.25	1.25	3.31	96

7.68	(1.80)	7,690	1.26	1.26	1.25	1.25	2.40	57

7.91	13.33	9,244	1.27	1.27	1.25	1.25	2.55	79

7.04	(9.34)	10,329	1.28	1.28	1.25	1.25	3.84	84

ANNUAL REPORT	|	MARCH 31, 2024	19

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Emerging Markets Full Spectrum Bond Fund
Institutional Class

03/31/2024	$6.00	$0.35	$0.13	$0.48	$(0.29)	$0.00	$(0.06)	$(0.35)

03/31/2023	6.35	0.27	(0.32)	(0.05)	(0.27)	0.00	(0.03)	(0.30)

03/31/2022	7.18	0.28	(0.82)	(0.54)	(0.29)	0.00	0.00	(0.29)

03/31/2021	6.38	0.26	0.85	1.11	(0.10)	0.00	(0.21)	(0.31)

03/31/2020	7.24	0.16	(0.63)	(0.47)	(0.32)	0.00	(0.07)	(0.39)

PIMCO Global Advantage® Strategy Bond Fund
Institutional Class

03/31/2024	$9.84	$0.32	$0.24	$0.56	$(0.15)	$0.00	$(0.16)	$(0.31)

03/31/2023	10.75	0.37	(0.80)	(0.43)	(0.35)	(0.13)	0.00	(0.48)

03/31/2022	11.45	0.34	(0.64)	(0.30)	(0.40)	0.00	0.00	(0.40)

03/31/2021	10.49	0.30	0.90	1.20	(0.24)	0.00	0.00	(0.24)

03/31/2020	10.79	0.36	(0.34)	0.02	(0.32)	0.00	0.00	(0.32)
Class A

03/31/2024	9.84	0.29	0.23	0.52	(0.11)	0.00	(0.16)	(0.27)

03/31/2023	10.75	0.32	(0.79)	(0.47)	(0.31)	(0.13)	0.00	(0.44)

03/31/2022	11.45	0.30	(0.64)	(0.34)	(0.36)	0.00	0.00	(0.36)

03/31/2021	10.49	0.26	0.89	1.15	(0.19)	0.00	0.00	(0.19)

03/31/2020	10.79	0.31	(0.33)	(0.02)	(0.28)	0.00	0.00	(0.28)

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)
Institutional Class

03/31/2024	$9.23	$0.29	$0.26	$0.55	$(0.26)	$0.00	$0.00	$(0.26)

03/31/2023	10.11	0.21	(0.34)	(0.13)	(0.21)	(0.54)	0.00	(0.75)

03/31/2022	10.68	0.21	(0.48)	(0.27)	(0.14)	(0.16)	0.00	(0.30)

03/31/2021	9.92	0.21	0.76	0.97	(0.17)	(0.04)	0.00	(0.21)

03/31/2020	10.21	0.26	(0.13)	0.13	(0.42)	0.00	0.00	(0.42)
I-2

03/31/2024	9.23	0.28	0.26	0.54	(0.25)	0.00	0.00	(0.25)

03/31/2023	10.11	0.20	(0.34)	(0.14)	(0.20)	(0.54)	0.00	(0.74)

03/31/2022	10.68	0.20	(0.48)	(0.28)	(0.13)	(0.16)	0.00	(0.29)

03/31/2021	9.92	0.20	0.76	0.96	(0.16)	(0.04)	0.00	(0.20)

03/31/2020	10.21	0.25	(0.13)	0.12	(0.41)	0.00	0.00	(0.41)
Class A

03/31/2024	9.23	0.26	0.26	0.52	(0.23)	0.00	0.00	(0.23)

03/31/2023	10.11	0.18	(0.35)	(0.17)	(0.17)	(0.54)	0.00	(0.71)

03/31/2022	10.68	0.18	(0.48)	(0.30)	(0.11)	(0.16)	0.00	(0.27)

03/31/2021	9.92	0.17	0.76	0.93	(0.13)	(0.04)	0.00	(0.17)

03/31/2020	10.21	0.23	(0.13)	0.10	(0.39)	0.00	0.00	(0.39)
Class C

03/31/2024	9.23	0.19	0.26	0.45	(0.16)	0.00	0.00	(0.16)

03/31/2023	10.11	0.10	(0.34)	(0.24)	(0.10)	(0.54)	0.00	(0.64)

03/31/2022	10.68	0.10	(0.48)	(0.38)	(0.03)	(0.16)	0.00	(0.19)

03/31/2021	9.92	0.09	0.77	0.86	(0.06)	(0.04)	0.00	(0.10)

03/31/2020	10.21	0.15	(0.13)	0.02	(0.31)	0.00	0.00	(0.31)

PIMCO International Bond Fund (Unhedged)
Institutional Class

03/31/2024	$7.69	$0.21	$(0.10)	$0.11	$0.00	$0.00	$(0.25)	$(0.25)

03/31/2023	8.95	0.17	(1.15)	(0.98)	(0.01)	(0.09)	(0.18)	(0.28)

03/31/2022	10.19	0.19	(1.04)	(0.85)	(0.23)	(0.16)	0.00	(0.39)

03/31/2021	8.83	0.20	1.31	1.51	(0.15)	0.00	0.00	(0.15)

03/31/2020	9.50	0.23	(0.68)	(0.45)	(0.19)	0.00	(0.03)	(0.22)

20	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$6.13	8.28%	$266,000	0.16%	0.95%	0.15%	0.94%	5.78%	51%

6.00	(0.52)	277,099	0.16	0.94	0.16	0.94	4.52	12

6.35	(7.88)	267,820	0.14	0.94	0.14	0.94	4.01	29

7.18	17.52	359,989	0.09	0.94	0.09	0.94	3.60	41

6.38	(7.05)	240,570	0.08	0.94	0.08	0.94	2.12	21

$10.09	5.83%	$297,415	0.83%	0.83%	0.65%	0.65%	3.30%	633%

9.84	(3.96)	264,101	0.76	0.76	0.65	0.65	3.68	362

10.75	(2.73)	307,695	0.67	0.67	0.65	0.65	3.00	291

11.45	11.48	318,210	0.69	0.69	0.65	0.65	2.69	525

10.49	0.09	325,587	0.86	0.86	0.65	0.65	3.27	407

10.09	5.41	18,459	1.23	1.23	1.05	1.05	2.92	633

9.84	(4.35)	20,489	1.16	1.16	1.05	1.05	3.23	362

10.75	(3.11)	10,944	1.07	1.07	1.05	1.05	2.60	291

11.45	11.03	10,191	1.09	1.09	1.05	1.05	2.29	525

10.49	(0.30)	13,288	1.26	1.26	1.05	1.05	2.80	407

$9.52	6.05%	$949,129	0.71%	0.71%	0.55%	0.55%	3.13%	759%

9.23	(1.18)	789,541	0.61	0.61	0.55	0.55	2.17	595

10.11	(2.58)	776,785	0.56	0.56	0.55	0.55	2.03	376

10.68	9.82	702,595	0.56	0.56	0.55	0.55	1.98	582

9.92	1.21	757,077	0.59	0.59	0.55	0.55	2.56	469

9.52	5.94	65,611	0.81	0.81	0.65	0.65	3.03	759

9.23	(1.28)	72,493	0.71	0.71	0.65	0.65	2.12	595

10.11	(2.68)	51,160	0.66	0.66	0.65	0.65	1.93	376

10.68	9.72	60,892	0.66	0.66	0.65	0.65	1.88	582

9.92	1.11	58,463	0.69	0.69	0.65	0.65	2.46	469

9.52	5.68	70,890	1.06	1.06	0.90	0.90	2.78	759

9.23	(1.53)	54,818	0.96	0.96	0.90	0.90	1.86	595

10.11	(2.92)	43,356	0.91	0.91	0.90	0.90	1.68	376

10.68	9.44	46,393	0.91	0.91	0.90	0.90	1.63	582

9.92	0.86	47,017	0.94	0.94	0.90	0.90	2.22	469

9.52	4.90	3,745	1.81	1.81	1.65	1.65	2.03	759

9.23	(2.27)	3,326	1.71	1.71	1.65	1.65	1.04	595

10.11	(3.65)	4,459	1.66	1.66	1.65	1.65	0.93	376

10.68	8.63	5,667	1.66	1.66	1.65	1.65	0.87	582

9.92	0.11	7,973	1.69	1.69	1.65	1.65	1.48	469

$7.55	1.56%	$453,541	0.77%	0.77%	0.50%	0.50%	2.88%	641%

7.69	(10.93)	489,313	0.66	0.66	0.50	0.50	2.23	401

8.95	(8.56)	826,088	0.51	0.51	0.50	0.50	1.87	320

10.19	17.19	912,645	0.52	0.52	0.50	0.50	2.00	525

8.83	(4.88)	748,973	0.63	0.63	0.50	0.50	2.40	325

ANNUAL REPORT	|	MARCH 31, 2024	21

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO International Bond Fund (Unhedged) (Cont.)
I-2

03/31/2024	$7.69	$0.20	$(0.09)	$0.11	$0.00	$0.00	$(0.25)	$(0.25)

03/31/2023	8.95	0.17	(1.16)	(0.99)	0.00	(0.09)	(0.18)	(0.27)

03/31/2022	10.19	0.18	(1.04)	(0.86)	(0.22)	(0.16)	0.00	(0.38)

03/31/2021	8.83	0.19	1.31	1.50	(0.14)	0.00	0.00	(0.14)

03/31/2020	9.50	0.22	(0.68)	(0.46)	(0.18)	0.00	(0.03)	(0.21)
I-3

03/31/2024	7.69	0.20	(0.10)	0.10	0.00	0.00	(0.24)	(0.24)

03/31/2023	8.95	0.16	(1.15)	(0.99)	0.00	(0.09)	(0.18)	(0.27)

03/31/2022	10.19	0.17	(1.03)	(0.86)	(0.22)	(0.16)	0.00	(0.38)

03/31/2021	8.83	0.19	1.31	1.50	(0.14)	0.00	0.00	(0.14)

03/31/2020	9.50	0.21	(0.67)	(0.46)	(0.18)	0.00	(0.03)	(0.21)
Administrative Class

03/31/2024	7.69	0.20	(0.11)	0.09	0.00	0.00	(0.23)	(0.23)

03/31/2023	8.95	0.16	(1.16)	(1.00)	0.01	(0.09)	(0.18)	(0.26)

03/31/2022	10.19	0.16	(1.03)	(0.87)	(0.21)	(0.16)	0.00	(0.37)

03/31/2021	8.83	0.18	1.31	1.49	(0.13)	0.00	0.00	(0.13)

03/31/2020	9.50	0.21	(0.68)	(0.47)	(0.17)	0.00	(0.03)	(0.20)
Class A

03/31/2024	7.69	0.18	(0.10)	0.08	0.00	0.00	(0.22)	(0.22)

03/31/2023	8.95	0.14	(1.15)	(1.01)	0.02	(0.09)	(0.18)	(0.25)

03/31/2022	10.19	0.15	(1.04)	(0.89)	(0.19)	(0.16)	0.00	(0.35)

03/31/2021	8.83	0.16	1.31	1.47	(0.11)	0.00	0.00	(0.11)

03/31/2020	9.50	0.19	(0.68)	(0.49)	(0.15)	0.00	(0.03)	(0.18)
Class C

03/31/2024	7.69	0.13	(0.10)	0.03	0.00	0.00	(0.17)	(0.17)

03/31/2023	8.95	0.08	(1.15)	(1.07)	0.08	(0.09)	(0.18)	(0.19)

03/31/2022	10.19	0.07	(1.03)	(0.96)	(0.12)	(0.16)	0.00	(0.28)

03/31/2021	8.83	0.09	1.31	1.40	(0.04)	0.00	0.00	(0.04)

03/31/2020	9.50	0.12	(0.68)	(0.56)	(0.08)	0.00	(0.03)	(0.11)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

22	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$7.55	1.46%	$213,572	0.87%	0.87%	0.60%	0.60%	2.76%	641%

7.69	(11.02)	237,941	0.76	0.76	0.60	0.60	2.13	401

8.95	(8.65)	264,179	0.61	0.61	0.60	0.60	1.78	320

10.19	17.07	239,939	0.62	0.62	0.60	0.60	1.86	525

8.83	(4.98)	123,353	0.73	0.73	0.60	0.60	2.27	325

7.55	1.41	58,383	0.92	0.97	0.65	0.70	2.71	641

7.69	(11.07)	111,088	0.81	0.86	0.65	0.70	2.08	401

8.95	(8.70)	139,321	0.66	0.71	0.65	0.70	1.72	320

10.19	17.02	84,507	0.67	0.72	0.65	0.70	1.89	525

8.83	(5.02)	89,804	0.78	0.83	0.65	0.70	2.18	325

7.55	1.31	9,907	1.02	1.02	0.75	0.75	2.63	641

7.69	(11.16)	18,982	0.91	0.91	0.75	0.75	1.99	401

8.95	(8.79)	25,434	0.76	0.76	0.75	0.75	1.61	320

10.19	16.90	36,225	0.77	0.77	0.75	0.75	1.77	525

8.83	(5.12)	30,519	0.88	0.88	0.75	0.75	2.15	325

7.55	1.16	94,676	1.17	1.17	0.90	0.90	2.46	641

7.69	(11.29)	91,394	1.06	1.06	0.90	0.90	1.83	401

8.95	(8.93)	117,997	0.91	0.91	0.90	0.90	1.46	320

10.19	16.72	150,556	0.92	0.92	0.90	0.90	1.63	525

8.83	(5.26)	190,729	1.03	1.03	0.90	0.90	1.98	325

7.55	0.41	2,691	1.92	1.92	1.65	1.65	1.72	641

7.69	(11.96)	2,902	1.81	1.81	1.65	1.65	1.08	401

8.95	(9.61)	4,022	1.66	1.66	1.65	1.65	0.72	320

10.19	15.86	3,958	1.67	1.67	1.65	1.65	0.87	525

8.83	(5.97)	4,565	1.78	1.78	1.65	1.65	1.27	325

ANNUAL REPORT	|	MARCH 31, 2024	23

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Emerging Markets Bond Fund	PIMCO Emerging Markets Corporate Bond Fund	PIMCO Emerging Markets Currency and Short-Term Investments Fund	PIMCO Emerging Markets Full Spectrum Bond Fund

Assets:

Investments, at value
Investments in securities*	$1,690,626	$94,386	$455,419	$8,329
Investments in Affiliates	32,839	8,144	52,353	263,905
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,316	30	492	9
Over the counter	11,395	174	17,436	152
Cash	319	10	50	1
Deposits with counterparty	17,179	807	6,609	935
Foreign currency, at value	4,402	306	2,671	138
Receivable for investments sold	21,595	685	18,163	144
Receivable for investments sold on a delayed-delivery basis	0	0	0	0
Receivable for TBA investments sold	10,625	1,652	0	3,479
Receivable for Fund shares sold	6,424	2	22	64
Interest and/or dividends receivable	22,970	1,421	3,454	33
Dividends receivable from Affiliates	85	22	282	1,103
Reimbursement receivable from PIMCO	1	0	0	190
Other assets	1	0	0	0
Total Assets	1,819,777	107,639	556,951	278,482

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$142,233	$2,734	$400	$0
Payable for short sales	87,588	0	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,026	20	368	9
Over the counter	6,076	135	11,343	303
Payable for investments purchased	4,983	1,534	19,172	0
Payable for investments in Affiliates purchased	104	27	317	1,266
Payable for investments purchased on a delayed-delivery basis	0	0	8,505	0
Payable for TBA investments purchased	36,188	3,540	0	10,125
Payable for unfunded loan commitments	17,119	965	6,896	0
Deposits from counterparty	7,306	0	9,212	0
Payable for Fund shares redeemed	3,654	128	2,051	566
Distributions payable	979	50	29	2
Accrued investment advisory fees	571	41	190	121
Accrued supervisory and administrative fees	538	33	170	90
Accrued distribution fees	3	0	0	0
Accrued servicing fees	28	0	2	0
Accrued taxes payable	0	0	188	0
Foreign capital gains tax payable	51	5	28	0
Total Liabilities	308,447	9,212	58,871	12,482

Commitments and Contingent liabilities^

Net Assets	$1,511,330	$98,427	$498,080	$266,000

Net Assets Consist of:

Paid in capital	$2,620,337	$193,590	$1,173,514	$394,634
Distributable earnings (accumulated loss)	(1,109,007)	(95,163)	(675,434)	(128,634)

Net Assets	$1,511,330	$98,427	$498,080	$266,000

Cost of investments in securities	$1,894,395	$104,912	$466,831	$11,312
Cost of investments in Affiliates	$32,841	$8,142	$52,937	$275,741
Cost of foreign currency held	$4,414	$306	$2,682	$139
Proceeds received on short sales	$94,406	$0	$0	$0
Cost or premiums of financial derivative instruments, net	$(93)	$(153)	$(1,723)	$60

* Includes repurchase agreements of:	$85,596	$680	$5,107	$553

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information.

24	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2024

PIMCO Global Advantage® Strategy Bond Fund	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	PIMCO International Bond Fund (Unhedged)

$412,521	$1,242,017	$1,069,287
6,545	196	160

1,092	4,625	3,706
4,227	23,133	12,518
0	33,645	393
7,983	22,859	3,800
2,683	7,315	6,237
38,149	179,173	113,010
60	172	263
97,903	544,523	290,774
338	1,283	1,010
2,251	7,045	6,209
29	88	16
0	0	3
0	0	1
573,781	2,066,074	1,507,387

$1,008	$6,224	$13,361
46,518	307,381	121,140

639	3,103	1,836
1,283	8,860	8,230
39,349	180,629	112,040
33	91	16
1,161	0	2,972
162,795	454,271	407,482
0	0	0
1,746	13,280	5,674
3,176	1,595	1,245
1	719	148
94	227	176
83	284	218
0	2	4
4	16	20
15	0	0
2	17	55
257,907	976,699	674,617

$315,874	$1,089,375	$832,770

$348,747	$1,156,327	$927,584
(32,873)	(66,952)	(94,814)

$315,874	$1,089,375	$832,770

$434,100	$1,288,639	$1,156,047
$6,546	$196	$160
$2,702	$7,358	$6,255
$46,612	$307,440	$121,192
$1,602	$16,306	$10,167

$199	$0	$217

ANNUAL REPORT	|	MARCH 31, 2024	25

Statements of Assets and Liabilities	(Cont.)

	PIMCO Emerging Markets Bond Fund	PIMCO Emerging Markets Corporate Bond Fund	PIMCO Emerging Markets Currency and Short-Term Investments Fund	PIMCO Emerging Markets Full Spectrum Bond Fund

Net Assets:

Institutional Class	$882,087	$98,427	$483,502	$266,000
I-2	479,591	N/A	7,024	N/A
I-3	15,903	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A
Class A	129,044	N/A	7,554	N/A
Class C	4,705	N/A	N/A	N/A

Shares Issued and Outstanding:

Institutional Class	104,408	10,910	65,510	43,401
I-2	56,767	N/A	952	N/A
I-3	1,882	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A
Class A	15,274	N/A	1,024	N/A
Class C	557	N/A	N/A	N/A

Net Asset Value Per Share Outstanding(a):

Institutional Class	$8.45	$9.02	$7.38	$6.13
I-2	8.45	N/A	7.38	N/A
I-3	8.45	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A
Class A	8.45	N/A	7.38	N/A
Class C	8.45	N/A	N/A	N/A

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

26	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2024

PIMCO Global Advantage® Strategy Bond Fund	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	PIMCO International Bond Fund (Unhedged)

$297,415	$949,129	$453,541
N/A	65,611	213,572
N/A	N/A	58,383
N/A	N/A	9,907
18,459	70,890	94,676
N/A	3,745	2,691

29,481	99,651	60,050
N/A	6,889	28,279
N/A	N/A	7,730
N/A	N/A	1,312
1,830	7,443	12,535
N/A	393	356

$10.09	$9.52	$7.55
N/A	9.52	7.55
N/A	N/A	7.55
N/A	N/A	7.55
10.09	9.52	7.55
N/A	9.52	7.55

ANNUAL REPORT	|	MARCH 31, 2024	27

Statements of Operations

Year Ended March 31, 2024
(Amounts in thousands†)	PIMCO Emerging Markets Bond Fund	PIMCO Emerging Markets Corporate Bond Fund	PIMCO Emerging Markets Currency and Short-Term Investments Fund	PIMCO Emerging Markets Full Spectrum Bond Fund

Investment Income:

Interest, net of foreign taxes*	$133,417	$4,978	$37,889	$1,781
Dividends from Investments in Affiliates	1,686	223	1,500	11,028
Miscellaneous income	137	4	1,115	0
Total Income	135,240	5,205	40,504	12,809

Expenses:

Investment advisory fees	8,104	441	2,360	1,368
Supervisory and administrative fees	7,469	352	2,119	1,013
Distribution and/or servicing fees - Administrative Class	N/A	N/A	N/A	N/A
Distribution and/or servicing fees - Class A	323	N/A	20	N/A
Distribution and/or servicing fees - Class C	49	N/A	N/A	N/A
Trustee fees	14	1	4	2
Interest expense	8,536	71	1,238	34
Miscellaneous expense	8	0	2	0
Total Expenses	24,503	865	5,743	2,417
Waiver and/or Reimbursement by PIMCO	(7)	0	0	(2,011)
Net Expenses	24,496	865	5,743	406

Net Investment Income (Loss)	110,744	4,340	34,761	12,403

Net Realized Gain (Loss):

Investments in securities, net of foreign capital gains tax**	(313,115)	(6,360)	(11,454)	(2,855)
Investments in Affiliates	(27)	3	1	(6,612)
Exchange-traded or centrally cleared financial derivative instruments	(12,195)	481	8,388	(413)
Over the counter financial derivative instruments	(542)	(136)	(14,300)	(1,733)
Short sales	10,747	0	0	0
Foreign currency	(1,756)	3	(1,253)	8

Net Realized Gain (Loss)	(316,888)	(6,009)	(18,618)	(11,605)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities, net of foreign capital gains tax***	401,087	7,319	2,583	3,165
Investments in Affiliates	(3)	0	330	15,224
Exchange-traded or centrally cleared financial derivative instruments	(9,994)	(31)	(4,495)	(34)
Over the counter financial derivative instruments	7,067	209	11,863	667
Short sales	(12,842)	0	0	0
Foreign currency assets and liabilities	(297)	(9)	10	(7)

Net Change in Unrealized Appreciation (Depreciation)	385,018	7,488	10,291	19,015

Net Increase (Decrease) in Net Assets Resulting from Operations	$178,874	$5,819	$26,434	$19,813

* Foreign tax withholdings	$109	$8	$11	$4

** Foreign capital gains tax	$40	$0	$1	$0

*** Foreign capital gains tax	$321	$5	$(54)	$60

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Administrative Class Shares liquidated at the close of business on March 15, 2024.

28	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

PIMCO Global Advantage® Strategy Bond Fund	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	PIMCO International Bond Fund (Unhedged)

$11,440	$31,962	$29,069
500	5,825	1,620
279	94	1,305
12,219	37,881	31,994

1,034	2,462	2,196
916	3,080	2,746
N/A	9 (a)	35
49	151	227
N/A	36	28
2	6	6
537	1,589	2,390
5	9	13
2,543	7,342	7,641
0	0	(40)
2,543	7,342	7,601

9,676	30,539	24,393

(15,936)	(43,797)	(34,364)
2	120	10
1,963	788	16,864
4,331	43,809	460
(1)	0	0
146	118	(988)

(9,495)	1,038	(18,018)

12,402	16,264	17,387
6	(65)	13
1,963	4,666	(1,089)
2,653	7,089	(12,318)
0	0	0
(75)	(338)	327

16,949	27,616	4,320

$17,130	$59,193	$10,695

$11	$33	$41

$0	$0	$0

$0	$0	$0

ANNUAL REPORT	|	MARCH 31, 2024	29

Statements of Changes in Net Assets

	PIMCO Emerging Markets Bond Fund		PIMCO Emerging Markets Corporate Bond Fund		PIMCO Emerging Markets Currency and Short-Term Investments Fund		PIMCO Emerging Markets Full Spectrum Bond Fund

(Amounts in thousands†)	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$110,744	$151,427	$4,340	$4,067	$34,761	$19,517	$12,403	$11,999
Net realized gain (loss)	(316,888)	(301,279)	(6,009)	(10,599)	(18,618)	(25,216)	(11,605)	(3,449)
Net change in unrealized appreciation (depreciation)	385,018	(99,625)	7,488	3,998	10,291	9,573	19,015	(10,258)

Net Increase (Decrease) in Net Assets Resulting from Operations	178,874	(249,477)	5,819	(2,534)	26,434	3,874	19,813	(1,708)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(67,273)	(163,709)	(4,500)	(4,234)	(23,905)	(6,207)	(12,267)	(12,144)
I-2	(24,064)	(43,661)	N/A	N/A	(375)	(93)	N/A	N/A
I-3	(732)	(761)	N/A	N/A	N/A	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class A	(6,742)	(10,369)	N/A	N/A	(347)	(77)	N/A	N/A
Class C	(219)	(381)	N/A	N/A	N/A	N/A	N/A	N/A

Tax basis return of capital
Institutional Class	(8,478)	0	0	0	(12,001)	(13,617)	(2,568)	(1,508)
I-2	(3,065)	0	N/A	N/A	(191)	(163)	N/A	N/A
I-3	(94)	0	N/A	N/A	N/A	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class A	(901)	0	N/A	N/A	(192)	(202)	N/A	N/A
Class C	(34)	0	N/A	N/A	N/A	N/A	N/A	N/A

Total Distributions(b)	(111,602)	(218,881)	(4,500)	(4,234)	(37,011)	(20,359)	(14,835)	(13,652)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(1,380,100)	(390,634)	2,406	(15,439)	(49,724)	(34,155)	(16,077)	24,639

Total Increase (Decrease) in Net Assets	(1,312,828)	(858,992)	3,725	(22,207)	(60,301)	(50,640)	(11,099)	9,279

Net Assets:

Beginning of year	2,824,158	3,683,150	94,702	116,909	558,381	609,021	277,099	267,820
End of year	$1,511,330	$2,824,158	$98,427	$94,702	$498,080	$558,381	$266,000	$277,099

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Administrative Class Shares liquidated at the close of business on March 15, 2024.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

30	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

PIMCO Global Advantage® Strategy Bond Fund		PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)			PIMCO International Bond Fund (Unhedged)

Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024		Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023

$9,676	$10,544	$30,539		$18,857	$24,393	$22,350
(9,495)	(786)	1,038		20,922	(18,018)	(151,208)
16,949	(22,929)	27,616		(49,905)	4,320	(25,069)

17,130	(13,171)	59,193		(10,126)	10,695	(153,927)

(4,258)	(12,842)	(24,018)		(57,023)	0	(5,894)
N/A	N/A	(1,698)		(5,552)	0	(2,629)
N/A	N/A	N/A		N/A	0	(1,204)
N/A	N/A	(92	)(a)	(836)	0	(157)
(231)	(743)	(1,486)		(3,871)	0	(750)
N/A	N/A	(62)		(250)	0	0

(4,426)	0	0		0	(15,112)	(13,337)
N/A	N/A	0		0	(8,232)	(5,371)
N/A	N/A	N/A		N/A	(2,635)	(2,715)
N/A	N/A	0	(a)	0	(449)	(490)
(319)	0	0		0	(2,725)	(2,254)
N/A	N/A	0		0	(62)	(73)

(9,234)	(13,585)	(27,356)		(67,532)	(29,215)	(34,874)

23,388	(7,293)	126,233		122,490	(100,330)	(236,620)

31,284	(34,049)	158,070		44,832	(118,850)	(425,421)

284,590	318,639	931,305		886,473	951,620	1,377,041
$315,874	$284,590	$1,089,375		$931,305	$832,770	$951,620

ANNUAL REPORT	|	MARCH 31, 2024	31

Schedule of Investments	PIMCO Emerging Markets Bond Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 111.8%

ANGOLA 0.1%

SOVEREIGN ISSUES 0.1%

Angolan Government International Bond
9.375% due 05/08/2048		$1,300	$1,125

Total Angola (Cost $1,108)			1,125

ARGENTINA 2.6%

SOVEREIGN ISSUES 2.6%

Argentina Government International Bond
0.750% due 07/09/2030 þ		$8,226	4,290
2.500% due 07/09/2035 þ	EUR	1,000	408
3.000% due 07/09/2041 þ		1,000	379
3.500% due 07/09/2041 þ		$33,726	13,642
3.625% due 07/09/2035 þ		21,012	8,751
3.625% due 07/09/2046 þ		1,334	602
4.250% due 01/09/2038 þ		2,700	1,257

Provincia de Buenos Aires
6.375% due 09/01/2037 þ		17,349	7,111

Provincia de Cordoba
6.875% due 12/10/2025 þ		170	148

Provincia de la Rioja
8.500% due 02/24/2028		4,794	2,637

Total Argentina (Cost $36,040)			39,225

ARMENIA 0.2%

SOVEREIGN ISSUES 0.2%

Republic of Armenia International Bond
3.600% due 02/02/2031		$4,500	3,662

Total Armenia (Cost $4,425)			3,662

AUSTRIA 0.1%

CORPORATE BONDS & NOTES 0.1%

Sappi Papier Holding GmbH
3.125% due 04/15/2026	EUR	1,300	1,371

Total Austria (Cost $1,431)			1,371

AZERBAIJAN 0.5%

CORPORATE BONDS & NOTES 0.5%

Southern Gas Corridor CJSC
6.875% due 03/24/2026		$7,500	7,590

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.0%

State Oil Co. of the Azerbaijan Republic
8.305% (TSFR06M + 2.500%) due 11/26/2024 «~		500	496

Total Azerbaijan (Cost $8,066)			8,086

BAHRAIN 0.5%

SOVEREIGN ISSUES 0.5%

Bahrain Government International Bond
4.250% due 01/25/2028		$4,400	4,113
5.250% due 01/25/2033		2,400	2,139
5.625% due 09/30/2031		2,100	1,984

Total Bahrain (Cost $8,826)			8,236

BENIN 0.1%

SOVEREIGN ISSUES 0.1%

Benin Government International Bond
7.960% due 02/13/2038		$1,000	976

Total Benin (Cost $968)			976

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BRAZIL 6.6%

CORPORATE BONDS & NOTES 2.3%

Banco do Brasil SA
3.250% due 09/30/2026		$400	$378
8.500% due 07/29/2026	MXN	136,000	7,853

Brazil Minas SPE via State of Minas Gerais
5.333% due 02/15/2028		$10,840	10,678

CSN Inova Ventures
6.750% due 01/28/2028		4,900	4,806

Odebrecht Oil & Gas Finance Ltd.
0.000% due 04/29/2024 (f)(h)		9,803	539

Vale SA
1.378% due 12/29/2049 ~(h)	BRL	168,820	10,917

			35,171

SOVEREIGN ISSUES 4.3%

Brazil Government International Bond
4.750% due 01/14/2050		$874	657
6.125% due 03/15/2034		3,800	3,765
7.125% due 05/13/2054		3,800	3,833
0.000% due 07/01/2024 (f)	BRL	231,000	44,973

Brazil Notas do Tesouro Nacional
6.000% due 08/15/2050		56,976	11,600

			64,828

Total Brazil (Cost $105,353)			99,999

BULGARIA 0.5%

SOVEREIGN ISSUES 0.5%

Bulgaria Government International Bond
4.875% due 05/13/2036	EUR	7,000	8,214

Total Bulgaria (Cost $8,004)			8,214

CAMEROON 0.3%

SOVEREIGN ISSUES 0.3%

Republic of Cameroon International Bond
5.950% due 07/07/2032	EUR	5,400	4,516

Total Cameroon (Cost $5,044)			4,516

CAYMAN ISLANDS 1.6%

CONVERTIBLE BONDS & NOTES 0.3%

Meituan
0.000% due 04/27/2027 (f)		$4,900	4,590

Sunac China Holdings Ltd. (1.000% PIK)
1.000% due 09/30/2032 (b)		1,185	77

			4,667

CORPORATE BONDS & NOTES 1.3%

Bioceanico Sovereign Certificate Ltd.
0.000% due 06/05/2034 (f)		5,510	4,051

Country Garden Holdings Co. Ltd.
3.125% due 10/22/2025 ^(c)		3,300	211

ICD Funding Ltd.
3.223% due 04/28/2026 (l)		600	572

Interoceanica Finance Ltd.
0.000% due 11/30/2025 (f)		365	345
0.000% due 05/15/2030 (f)		4,177	2,867
7.860% due 05/15/2030		3,271	3,312

Kaisa Group Holdings Ltd.
9.375% due 06/30/2024 ^(c)		3,400	98

Lima Metro Line 2 Finance Ltd.
4.350% due 04/05/2036		172	160
4.350% due 04/05/2036 (l)		2,499	2,318
5.875% due 07/05/2034		830	824

Poinsettia Finance Ltd.
6.625% due 06/17/2031		5,185	4,403

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sunac China Holdings Ltd. (5.000% Cash or 6.000% PIK)
5.000% due 09/30/2026 (b)	$392	$45

Sunac China Holdings Ltd. (5.250% Cash or 6.250% PIK)
5.250% due 09/30/2027 (b)	392	42

Sunac China Holdings Ltd. (5.500% Cash or 6.500% PIK)
5.500% due 09/30/2027 (b)	783	70

Sunac China Holdings Ltd. (5.750% Cash or 6.750% PIK)
5.750% due 09/30/2028 (b)	1,175	88

Sunac China Holdings Ltd. (6.000% Cash or 7.000% PIK)
6.000% due 09/30/2029 (b)	1,175	82

Sunac China Holdings Ltd. (6.250% Cash or 7.250% PIK)
6.250% due 09/30/2030 (b)	552	38

		19,526

Total Cayman Islands (Cost $31,392)		24,193

CHILE 2.5%

CORPORATE BONDS & NOTES 1.4%

Corp. Nacional del Cobre de Chile
3.150% due 01/14/2030	$700	621
4.250% due 07/17/2042	1,600	1,274
4.375% due 02/05/2049	453	356
4.875% due 11/04/2044	1,920	1,623
5.950% due 01/08/2034	1,300	1,301
6.300% due 09/08/2053	2,200	2,203
6.440% due 01/26/2036	3,700	3,823

Empresa de los Ferrocarriles del Estado
3.068% due 08/18/2050	200	121

Empresa de los Ferrocarriles del Estado
3.068% due 08/18/2050	600	364
3.830% due 09/14/2061	3,500	2,335

Empresa Nacional del Petroleo
3.450% due 09/16/2031	3,000	2,573
6.150% due 05/10/2033	4,000	4,075

		20,669

SOVEREIGN ISSUES 1.1%

Chile Government International Bond
3.100% due 05/07/2041	300	223
3.100% due 01/22/2061	700	443
3.250% due 09/21/2071	7,200	4,561
4.850% due 01/22/2029	7,900	7,845
4.950% due 01/05/2036	487	472
5.330% due 01/05/2054 (l)	2,697	2,597

		16,141

Total Chile (Cost $41,305)		36,810

	SHARES
CHINA 0.0%

COMMON STOCKS 0.0%

Sunac Services Holdings Ltd.	3,159,080	751

	PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 0.0%

Yango Justice International Ltd.
7.500% due 04/15/2024 ^(c)	$5,800	32

Total China (Cost $6,162)		783

COLOMBIA 3.2%

CORPORATE BONDS & NOTES 0.4%

Ecopetrol SA
4.625% due 11/02/2031 (l)	$1,800	1,499
5.875% due 05/28/2045 (l)	3,600	2,691

32	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.375% due 09/18/2043 (l)		$1,500	$1,384

			5,574

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.2%

Ecopetrol SA
TBD% due 08/16/2024 «µ		17,600	17,632

SOVEREIGN ISSUES 1.6%

Colombia Government International Bond
3.250% due 04/22/2032		900	703
3.875% due 02/15/2061		4,600	2,678
4.125% due 05/15/2051 (l)		4,500	2,804
4.500% due 01/28/2026		2,100	2,058
5.000% due 06/15/2045 (l)		3,900	2,839
5.200% due 05/15/2049		3,700	2,727
5.625% due 02/26/2044 (l)		2,100	1,671
6.125% due 01/18/2041 (l)		2,000	1,728
7.375% due 09/18/2037		1,125	1,124
7.500% due 02/02/2034		2,300	2,356
8.000% due 11/14/2035		1,800	1,894
8.750% due 11/14/2053		1,600	1,742

			24,324

Total Colombia (Cost $52,162)			47,530

COSTA RICA 0.2%

SOVEREIGN ISSUES 0.2%

Costa Rica Government International Bond
7.300% due 11/13/2054		$2,500	2,660

Total Costa Rica (Cost $2,370)			2,660

CZECH REPUBLIC 0.2%

CORPORATE BONDS & NOTES 0.2%

EPH Financing International AS
6.651% due 11/13/2028	EUR	2,100	2,345

Total Czech Republic (Cost $2,364)			2,345

DOMINICAN REPUBLIC 3.9%

SOVEREIGN ISSUES 3.9%

Dominican Republic Central Bank Notes
12.000% due 10/03/2025	DOP	119,800	2,068
13.000% due 12/05/2025		726,000	12,738
13.000% due 01/30/2026		189,200	3,330

Dominican Republic International Bond
4.875% due 09/23/2032		$5,600	5,030
5.300% due 01/21/2041		4,900	4,177
5.500% due 02/22/2029		1,000	974
5.875% due 01/30/2060		6,300	5,373
5.950% due 01/25/2027		5,000	4,987
6.000% due 07/19/2028		7,500	7,466
6.000% due 02/22/2033		2,100	2,044
6.400% due 06/05/2049		200	188
6.500% due 02/15/2048		506	482
6.850% due 01/27/2045		300	298
6.875% due 01/29/2026		3,100	3,135
9.750% due 06/05/2026	DOP	89,900	1,531
11.250% due 09/15/2035		113,300	2,080
13.625% due 02/03/2033		13,450	276
13.625% due 02/10/2034		165,700	3,482

Total Dominican Republic (Cost $61,381)			59,659

ECUADOR 1.3%

SOVEREIGN ISSUES 1.3%

Ecuador Government International Bond
0.000% due 07/31/2030 (f)		$350	174
2.500% due 07/31/2040 þ		5,932	2,895
3.500% due 07/31/2035 þ		22,773	12,012
6.000% due 07/31/2030 þ		5,730	3,899

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ecuador Social Bond SARL
0.000% due 01/30/2035 (f)		$813	$547

Total Ecuador (Cost $17,979)			19,527

EGYPT 3.1%

SOVEREIGN ISSUES 3.1%

Egypt Government International Bond
4.750% due 04/16/2026	EUR	7,100	7,216
5.250% due 10/06/2025 (l)		$1,050	1,013
5.750% due 05/29/2024		400	399
5.800% due 09/30/2027		4,300	3,891
6.375% due 04/11/2031	EUR	10,700	9,594
7.053% due 01/15/2032		$900	747
7.500% due 02/16/2061		13,500	9,730
7.625% due 05/29/2032		800	683
7.903% due 02/21/2048		4,900	3,728
8.500% due 01/31/2047		4,700	3,741
8.700% due 03/01/2049		5,100	4,134
8.750% due 09/30/2051		2,450	1,989

Total Egypt (Cost $41,908)			46,865

EL SALVADOR 0.7%

SOVEREIGN ISSUES 0.7%

El Salvador Government International Bond
5.875% due 01/30/2025		$1,460	1,404
6.375% due 01/18/2027 (l)		2,440	2,131
7.125% due 01/20/2050		2,300	1,596
7.625% due 09/21/2034 (l)		2,020	1,503
7.650% due 06/15/2035		1,200	916
8.250% due 04/10/2032		1,940	1,614
9.500% due 07/15/2052		1,000	833

Total El Salvador (Cost $10,823)			9,997

GABON 0.0%

SOVEREIGN ISSUES 0.0%

Gabon Government International Bond
6.625% due 02/06/2031		$350	299

Total Gabon (Cost $263)			299

GEORGIA 0.0%

CORPORATE BONDS & NOTES 0.0%

Georgian Railway JSC
4.000% due 06/17/2028		$200	183

Total Georgia (Cost $178)			183

GHANA 0.8%

SOVEREIGN ISSUES 0.8%

Ghana Government International Bond
7.875% due 02/11/2035 ^(c)		$900	464
8.125% due 03/26/2032 ^(c)		3,900	2,022
8.625% due 04/07/2034 ^(c)		3,300	1,703
8.750% due 03/11/2061 ^(c)		7,450	3,820
8.750% due 03/11/2061 ^ (c)		5,200	2,667
8.875% due 05/07/2042 ^(c)		700	358
8.950% due 03/26/2051 ^(c)		1,700	871
10.750% due 10/14/2030		445	304

Total Ghana (Cost $17,411)			12,209

GUATEMALA 0.9%

SOVEREIGN ISSUES 0.9%

Guatemala Government International Bond
4.375% due 06/05/2027		$4,100	3,942
4.650% due 10/07/2041		1,000	806
4.875% due 02/13/2028		3,700	3,577
5.250% due 08/10/2029		3,500	3,396
5.375% due 04/24/2032		1,000	962

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.125% due 06/01/2050		$750	$700

Total Guatemala (Cost $14,195)			13,383

HONG KONG 0.8%

CORPORATE BONDS & NOTES 0.7%

AIA Group Ltd.
3.200% due 09/16/2040		$400	299

Fortune Star BVI Ltd.
3.950% due 10/02/2026	EUR	1,600	1,398
5.000% due 05/18/2026		$300	258
6.850% due 07/02/2024		4,597	4,532

Huarong Finance Co. Ltd.
5.500% due 01/16/2025		400	397
6.867% (SOFRINDX + 1.512%) due 02/24/2025 ~		4,300	4,309

			11,193

SOVEREIGN ISSUES 0.1%

Airport Authority
2.625% due 02/04/2051		3,300	2,168

Total Hong Kong (Cost $14,228)			13,361

HUNGARY 1.8%

SOVEREIGN ISSUES 1.8%

Hungary Government International Bond
1.625% due 04/28/2032	EUR	1,400	1,239
1.750% due 06/05/2035		100	83
2.125% due 09/22/2031		$4,000	3,180
3.125% due 09/21/2051		1,400	888
5.250% due 06/16/2029 (l)		4,000	3,963
5.500% due 06/16/2034		1,400	1,379
5.500% due 03/26/2036		4,500	4,377
6.125% due 05/22/2028 (l)		3,300	3,385
6.750% due 09/25/2052		1,500	1,613
7.625% due 03/29/2041		3,600	4,167

Magyar Export-Import Bank Zrt
6.125% due 12/04/2027		2,800	2,821

Total Hungary (Cost $26,911)			27,095

INDIA 0.5%

CORPORATE BONDS & NOTES 0.5%

Adani Electricity Mumbai Ltd.
3.949% due 02/12/2030		$1,831	1,558

Adani Transmission Step-One Ltd.
4.250% due 05/21/2036		1,021	866

JSW Steel Ltd.
5.050% due 04/05/2032		3,300	2,910

ReNew Pvt Ltd.
5.875% due 03/05/2027		600	587

ReNew Wind Energy AP2
4.500% due 07/14/2028		2,100	1,923

Total India (Cost $8,924)			7,844

INDONESIA 3.6%

CORPORATE BONDS & NOTES 3.1%

Bank Mandiri Persero Tbk PT
2.000% due 04/19/2026		$2,000	1,868

Freeport Indonesia PT
5.315% due 04/14/2032		4,800	4,700

Indonesia Asahan Aluminium PT
5.450% due 05/15/2030		7,200	7,120

Pertamina Persero PT
4.175% due 01/21/2050		1,300	1,033
4.700% due 07/30/2049		2,000	1,719
5.625% due 05/20/2043		1,000	984
6.000% due 05/03/2042		6,358	6,446

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	33

Schedule of Investments	PIMCO Emerging Markets Bond Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.450% due 05/30/2044		$3,500	$3,727
6.500% due 11/07/2048		700	754

Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
4.000% due 06/30/2050		8,800	6,549
4.125% due 05/15/2027		300	289
4.375% due 02/05/2050		3,200	2,555
5.250% due 10/24/2042		6,000	5,545
5.250% due 05/15/2047		3,400	3,093
5.450% due 05/21/2028		250	251
6.250% due 01/25/2049		700	712

			47,345

SOVEREIGN ISSUES 0.5%

Indonesia Government International Bond
1.100% due 03/12/2033	EUR	2,600	2,230
4.200% due 10/15/2050		$400	338
4.625% due 04/15/2043		400	375
4.750% due 07/18/2047 (l)		600	564
5.250% due 01/17/2042		900	902
5.650% due 01/11/2053		700	734
6.625% due 02/17/2037		940	1,064
6.750% due 01/15/2044		200	234
7.750% due 01/17/2038		1,025	1,279

Perusahaan Penerbit SBSN Indonesia
3.800% due 06/23/2050		300	232

			7,952

Total Indonesia (Cost $62,023)			55,297

IRELAND 1.2%

SOVEREIGN ISSUES 1.2%

Republic of Angola Via Avenir Issuer Ireland DAC
6.927% due 02/19/2027		$18,964	18,443

Total Ireland (Cost $18,114)			18,443

ISRAEL 1.5%

CORPORATE BONDS & NOTES 0.8%

Israel Electric Corp. Ltd.
3.750% due 02/22/2032		$3,000	2,546
4.250% due 08/14/2028		1,900	1,773

Leviathan Bond Ltd.
6.125% due 06/30/2025		3,600	3,549
6.500% due 06/30/2027		4,600	4,454

			12,322

SOVEREIGN ISSUES 0.7%

Israel Government International Bond
5.500% due 03/12/2034 (l)		7,500	7,439
5.750% due 03/12/2054		2,500	2,398

			9,837

U.S. GOVERNMENT AGENCIES 0.0%

Israel Government AID Bond
5.500% due 04/26/2024		100	100

Total Israel (Cost $23,052)			22,259

IVORY COAST 1.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%

Ivory Coast Government International Bond
7.885% (EUR003M + 3.000%) due 06/28/2024 «~	EUR	3,000	3,234

Republic of Cote d’lvoire
8.908% (EUR006M + 5.000%) due 03/19/2027 «~		1,260	1,332

			4,566

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 1.1%

Ivory Coast Government International Bond
4.875% due 01/30/2032	EUR	3,166	$2,952
5.250% due 03/22/2030		1,247	1,255
5.750% due 12/31/2032 þ		$2,312	2,207
5.875% due 10/17/2031	EUR	1,400	1,398
6.625% due 03/22/2048		1,000	883
6.875% due 10/17/2040		1,900	1,779
7.625% due 01/30/2033		$3,400	3,380
8.250% due 01/30/2037		2,100	2,111

			15,965

Total Ivory Coast (Cost $20,903)			20,531

JAMAICA 0.1%

CORPORATE BONDS & NOTES 0.1%

TransJamaican Highway Ltd.
5.750% due 10/10/2036		$1,771	1,570

Total Jamaica (Cost $1,773)			1,570

JORDAN 0.3%

SOVEREIGN ISSUES 0.3%

Jordan Government International Bond
6.125% due 01/29/2026		$2,000	1,969
7.375% due 10/10/2047		2,650	2,347

Total Jordan (Cost $4,678)			4,316

KAZAKHSTAN 1.1%

CORPORATE BONDS & NOTES 1.0%

KazMunayGas National Co. JSC
3.500% due 04/14/2033		$1,885	1,573
4.750% due 04/19/2027		1,500	1,464
5.750% due 04/19/2047		1,900	1,655
6.375% due 10/24/2048		1,400	1,311

QazaqGaz NC JSC
4.375% due 09/26/2027		1,000	943

Tengizchevroil Finance Co. International Ltd.
3.250% due 08/15/2030		5,300	4,302
4.000% due 08/15/2026		4,400	4,168

			15,416

SOVEREIGN ISSUES 0.1%

Kazakhstan Government International Bond
2.375% due 11/09/2028	EUR	800	837
4.875% due 10/14/2044		$200	191
6.500% due 07/21/2045		200	225

			1,253

Total Kazakhstan (Cost $17,761)			16,669

KENYA 0.5%

SOVEREIGN ISSUES 0.5%

Republic of Kenya Government International Bond
7.000% due 05/22/2027		$2,500	2,442
7.250% due 02/28/2028		1,000	957
8.000% due 05/22/2032		800	752
9.750% due 02/16/2031		3,300	3,389

Total Kenya (Cost $7,289)			7,540

LEBANON 0.0%

SOVEREIGN ISSUES 0.0%

Lebanon Government International Bond
8.250% due 05/17/2034 ^(c)		$8,300	564

Total Lebanon (Cost $529)			564

		SHARES	MARKET VALUE (000S)
LUXEMBOURG 3.7%

COMMON STOCKS 0.3%

Drillco Holding Lux SA «(d)(j)		154,744	$3,733

Forsea Holding SA «(d)		61,095	1,474

			5,207

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 3.4%

Chile Electricity Lux MPC SARL
6.010% due 01/20/2033		$4,100	4,140

Constellation Oil Services Holding SA
13.500% due 06/30/2025 «		859	849

Constellation Oil Services Holding SA (3.000% Cash or 4.000% PIK)
3.000% due 12/31/2026 (b)		2,633	2,111

FORESEA Holding SA
7.500% due 06/15/2030		2,689	2,529

Greensaif Pipelines Bidco SARL
6.129% due 02/23/2038		3,400	3,459
6.510% due 02/23/2042		3,400	3,536

Guara Norte SARL
5.198% due 06/15/2034		6,683	6,103

Petrorio Luxembourg Trading SARL
6.125% due 06/09/2026		4,700	4,631

TMS Issuer SARL
5.780% due 08/23/2032		22,100	22,811

Unigel Luxembourg SA
8.750% due 10/01/2026 ^(c)		4,500	1,403

			51,572

Total Luxembourg (Cost $57,297)			56,779

MACEDONIA 0.5%

SOVEREIGN ISSUES 0.5%

North Macedonia Government International Bond
6.960% due 03/13/2027	EUR	6,400	7,239

Total Macedonia (Cost $6,784)			7,239

MALAYSIA 0.4%

CORPORATE BONDS & NOTES 0.4%

Petronas Capital Ltd.
3.404% due 04/28/2061		$1,200	826
4.800% due 04/21/2060		5,530	5,021

Total Malaysia (Cost $6,970)			5,847

		SHARES
MEXICO 8.7%

COMMON STOCKS 0.0%

Hipotecaria Su Casita SA de CV «(d)		93,349	0

Urbi Desarrollos Urbanos SAB de CV (d)		4,673	2

			2

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 4.5%

Banco Mercantil del Norte SA
6.625% due 01/24/2032 •(h)(i)		$800	732
7.500% due 06/27/2029 •(h)(i)		4,240	4,232
7.625% due 01/10/2028 •(h)(i)		500	501
8.375% due 10/14/2030 •(h)(i)(l)		700	719

Industrias Penoles SAB de CV
4.750% due 08/06/2050		2,100	1,644

34	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Minera Mexico SA de CV
4.500% due 01/26/2050		$4,900	$3,810

Petroleos Mexicanos
6.350% due 02/12/2048		5,438	3,471
6.375% due 01/23/2045		6,100	3,937
6.500% due 06/02/2041		13,000	8,836
6.625% due 06/15/2035		1,225	930
6.700% due 02/16/2032		11,620	9,671
6.950% due 01/28/2060		11,820	7,817
7.690% due 01/23/2050		10,333	7,439
8.750% due 06/02/2029		1,000	976
10.000% due 02/07/2033 (l)		9,700	9,667

Sitios Latinoamerica SAB de CV
5.375% due 04/04/2032		1,500	1,403

Trust Fibra Uno
6.390% due 01/15/2050		2,100	1,705

			67,490

SOVEREIGN ISSUES 4.2%

Mexico Government International Bond
2.750% due 11/27/2031 (g)	MXN	144,476	7,490
3.000% due 12/03/2026 (g)		377,425	21,080
3.750% due 04/19/2071 (l)		$9,200	5,879
3.771% due 05/24/2061		3,000	1,958
4.000% due 11/30/2028 (g)	MXN	45,364	2,605
4.000% due 08/24/2034 (g)		43,018	2,399
4.000% due 03/15/2115	EUR	1,000	855
5.000% due 05/07/2029		$3,900	3,854
5.000% due 04/27/2051 (l)		1,300	1,097
5.750% due 10/12/2110		14,200	12,464
6.338% due 05/04/2053		299	296
6.350% due 02/09/2035		800	827
6.400% due 05/07/2054		2,200	2,197

			63,001

Total Mexico (Cost $152,557)			130,493

MONGOLIA 0.0%

SOVEREIGN ISSUES 0.0%

Mongolia Government International Bond
7.875% due 06/05/2029		$500	517

Total Mongolia (Cost $495)			517

MOROCCO 0.4%

CORPORATE BONDS & NOTES 0.4%

OCP SA
3.750% due 06/23/2031		$2,550	2,180
4.500% due 10/22/2025		825	807
5.125% due 06/23/2051		3,300	2,496

Total Morocco (Cost $6,484)			5,483

NETHERLANDS 0.3%

CORPORATE BONDS & NOTES 0.3%

InterCement Financial Operations BV
5.750% due 07/17/2024		$500	415

NE Property BV
1.875% due 10/09/2026	EUR	200	202

Prosus NV
1.539% due 08/03/2028		500	481
2.031% due 08/03/2032		600	522
3.061% due 07/13/2031		$1,200	977
3.257% due 01/19/2027		1,000	927
3.680% due 01/21/2030		900	790
4.027% due 08/03/2050		600	383

Total Netherlands (Cost $5,736)			4,697

NIGERIA 1.4%

CORPORATE BONDS & NOTES 0.5%

BOI Finance BV
7.500% due 02/16/2027	EUR	7,800	7,980

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.9%

Nigeria Government International Bond
6.500% due 11/28/2027	$1,600	$1,508
7.143% due 02/23/2030	3,000	2,732
7.625% due 11/28/2047	1,200	935
7.696% due 02/23/2038	3,500	2,885
7.875% due 02/16/2032	1,000	908
8.250% due 09/28/2051	3,900	3,207
8.375% due 03/24/2029	800	783
8.747% due 01/21/2031	650	630

		13,588

Total Nigeria (Cost $23,920)		21,568

OMAN 1.3%

SOVEREIGN ISSUES 1.3%

Oman Government International Bond
5.625% due 01/17/2028	$2,430	2,444
6.000% due 08/01/2029	5,300	5,425
6.500% due 03/08/2047	1,800	1,822
6.750% due 10/28/2027	1,300	1,354
6.750% due 01/17/2048	2,500	2,565
7.000% due 01/25/2051	4,300	4,537
7.375% due 10/28/2032	1,900	2,116

Total Oman (Cost $18,983)		20,263

PAKISTAN 1.0%

SOVEREIGN ISSUES 1.0%

Pakistan Government International Bond
6.000% due 04/08/2026	$3,200	2,873
6.875% due 12/05/2027	2,600	2,223
7.375% due 04/08/2031	1,500	1,185
8.250% due 04/15/2024	2,700	2,689
8.875% due 04/08/2051 (l)	5,100	3,856
8.875% due 04/08/2051	3,000	2,268

Pakistan Water & Power Development Authority
7.500% due 06/04/2031	900	679

Total Pakistan (Cost $15,834)		15,773

PANAMA 3.1%

CORPORATE BONDS & NOTES 0.5%

Aeropuerto Internacional de Tocumen SA
5.125% due 08/11/2061	$2,700	1,981

Banco General SA
5.250% due 05/07/2031 •(h)(i)	3,500	2,991
5.250% due 05/07/2031 •(h)	600	513

Banco Nacional de Panama
2.500% due 08/11/2030	1,500	1,178

ENA Norte Trust
4.950% due 04/25/2028	743	687

		7,350

SOVEREIGN ISSUES 2.6%

Panama Government International Bond
3.875% due 03/17/2028	5,300	4,853
4.300% due 04/29/2053	2,800	1,823
4.500% due 05/15/2047	200	139
4.500% due 04/16/2050	1,000	677
4.500% due 01/19/2063	3,600	2,316
6.400% due 02/14/2035	700	663
6.700% due 01/26/2036	4,800	4,671
6.853% due 03/28/2054	4,500	4,098
6.875% due 01/31/2036	2,200	2,150
7.125% due 01/29/2026	1,900	1,932
7.500% due 03/01/2031	7,600	7,897
7.875% due 03/01/2057	2,500	2,533
8.000% due 03/01/2038	1,500	1,575
8.125% due 04/28/2034	2,860	3,072
9.375% due 04/01/2029	518	581

		38,980

Total Panama (Cost $51,675)		46,330

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PARAGUAY 0.6%

SOVEREIGN ISSUES 0.6%

Paraguay Government International Bond
2.739% due 01/29/2033		$800	$651
3.849% due 06/28/2033		600	525
5.400% due 03/30/2050		700	617
5.600% due 03/13/2048		200	182
5.850% due 08/21/2033		700	702
6.000% due 02/09/2036		1,000	1,014
6.100% due 08/11/2044		1,700	1,654
7.900% due 02/09/2031	PYG	23,766,000	3,337

Total Paraguay (Cost $9,086)			8,682

PERU 1.0%

CORPORATE BONDS & NOTES 0.9%

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	13,600	3,615

Credicorp Capital Sociedad Titulizadora SA
10.100% due 12/15/2043		5,500	1,497

InRetail Consumer
3.250% due 03/22/2028		$4,100	3,686

Petroleos del Peru SA
5.625% due 06/19/2047		6,600	4,440

			13,238

SOVEREIGN ISSUES 0.1%

Peru Government International Bond
3.230% due 07/28/2121		2,100	1,207

Total Peru (Cost $16,886)			14,445

PHILIPPINES 0.8%

CORPORATE BONDS & NOTES 0.2%

PLDT, Inc.
3.450% due 06/23/2050		$4,700	3,406

SOVEREIGN ISSUES 0.6%

Philippines Government International Bond
2.650% due 12/10/2045		2,200	1,464
2.950% due 05/05/2045		3,800	2,660
3.700% due 03/01/2041		3,100	2,561
3.700% due 02/02/2042		2,000	1,640

			8,325

Total Philippines (Cost $16,101)			11,731

POLAND 1.4%

SOVEREIGN ISSUES 1.4%

Bank Gospodarstwa Krajowego
6.250% due 10/31/2028		$3,400	3,544

Poland Government International Bond
4.875% due 10/04/2033 (l)		6,900	6,809
5.125% due 09/18/2034		3,700	3,702
5.500% due 04/04/2053 (l)		4,300	4,296
5.500% due 03/18/2054		3,100	3,091

Total Poland (Cost $21,229)			21,442

QATAR 1.6%

CORPORATE BONDS & NOTES 1.1%

QatarEnergy
2.250% due 07/12/2031		$1,600	1,343
3.125% due 07/12/2041		9,350	6,996
3.300% due 07/12/2051		11,700	8,285

			16,624

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	35

Schedule of Investments	PIMCO Emerging Markets Bond Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.5%

Qatar Government International Bond
4.400% due 04/16/2050		$1,900	$1,682
4.625% due 06/02/2046		1,000	920
4.817% due 03/14/2049		3,180	2,987
5.103% due 04/23/2048		2,375	2,315

			7,904

Total Qatar (Cost $29,080)			24,528

ROMANIA 2.3%

SOVEREIGN ISSUES 2.3%

Romania Government International Bond
1.750% due 07/13/2030 (l)	EUR	8,600	7,627
2.000% due 12/08/2026 (l)		4,500	4,624
2.124% due 07/16/2031 (l)		4,450	3,927
2.125% due 03/07/2028 (l)		500	496
2.375% due 04/19/2027 (l)		350	360
2.875% due 04/13/2042 (l)		10,200	7,547
3.375% due 01/28/2050 (l)		2,700	2,060
3.500% due 04/03/2034 (l)		1,100	1,020
4.625% due 04/03/2049 (l)		1,000	937
6.125% due 01/22/2044		$2,100	2,057
6.375% due 09/18/2033 (l)	EUR	3,600	4,162

Total Romania (Cost $40,529)			34,817

RUSSIA 0.0%

SOVEREIGN ISSUES 0.0%

Russia Government International Bond
7.500% due 03/31/2030		$363	261

Total Russia (Cost $67)			261

SAUDI ARABIA 3.2%

CORPORATE BONDS & NOTES 0.8%

Saudi Arabian Oil Co.
3.500% due 11/24/2070		$10,300	6,734
4.250% due 04/16/2039		2,700	2,367
4.375% due 04/16/2049 (l)		3,900	3,250

			12,351

SOVEREIGN ISSUES 2.4%

Saudi Government International Bond
2.250% due 02/02/2033		6,600	5,325
3.250% due 10/22/2030		1,600	1,455
3.450% due 02/02/2061		6,800	4,535
3.750% due 01/21/2055		3,400	2,459
4.375% due 04/16/2029		200	196
4.500% due 10/26/2046 (l)		15,200	13,021
4.625% due 10/04/2047		1,400	1,209
5.000% due 01/16/2034 (l)		7,600	7,566
5.000% due 01/18/2053		200	179

			35,945

Total Saudi Arabia (Cost $59,211)			48,296

SENEGAL 0.4%

SOVEREIGN ISSUES 0.4%

Senegal Government International Bond
4.750% due 03/13/2028	EUR	2,300	2,243
5.375% due 06/08/2037		2,900	2,279
6.250% due 05/23/2033		$200	171
6.750% due 03/13/2048		1,300	968

Total Senegal (Cost $7,409)			5,661

SERBIA 1.6%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.4%

Project Mercury
0.400% - 8.088% (EUR006M + 4.200%) due 08/11/2030 «~	EUR	5,000	5,473

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 1.2%

Serbia Government International Bond
1.000% due 09/23/2028	EUR	500	$459
1.500% due 06/26/2029		700	639
1.650% due 03/03/2033		2,400	1,939
3.125% due 05/15/2027		5,420	5,626
6.250% due 05/26/2028		$5,100	5,215
6.500% due 09/26/2033		3,600	3,680

			17,558

Total Serbia (Cost $23,428)			23,031

SOUTH AFRICA 4.5%

CORPORATE BONDS & NOTES 2.9%

AngloGold Ashanti Holdings PLC
3.750% due 10/01/2030		$400	350

Development Bank of Southern Africa
8.600% due 10/21/2024 «	ZAR	399,500	20,955

Eskom Holdings SOC Ltd.
4.314% due 07/23/2027		$5,000	4,604
6.350% due 08/10/2028		10,300	9,875
8.450% due 08/10/2028		3,600	3,584

Sasol Financing USA LLC
6.500% due 09/27/2028		1,150	1,103
8.750% due 05/03/2029		3,700	3,775

			44,246

SOVEREIGN ISSUES 1.6%

South Africa Government International Bond
7.300% due 04/20/2052		1,200	1,043
10.500% due 12/21/2026	ZAR	428,500	23,269

			24,312

Total South Africa (Cost $78,219)			68,558

SOUTH KOREA 1.2%

CORPORATE BONDS & NOTES 1.0%

KB Kookmin Card Co. Ltd.
1.500% due 05/13/2026		$400	368

LG Chem Ltd.
1.375% due 07/07/2026		8,600	7,865

Shinhan Financial Group Co. Ltd.
2.875% due 05/12/2026 •(h)(i)		1,500	1,396

SK Hynix, Inc.
6.500% due 01/17/2033		5,000	5,331

			14,960

SOVEREIGN ISSUES 0.2%

Korea National Oil Corp.
4.875% due 04/03/2029 (a)		3,100	3,080

Total South Korea (Cost $18,878)			18,040

SRI LANKA 0.6%

SOVEREIGN ISSUES 0.6%

Sri Lanka Government International Bond
6.125% due 06/03/2025 ^(c)		$4,400	2,640
6.200% due 05/11/2027 ^(c)		1,300	770
6.350% due 06/28/2024 ^(c)		620	367
6.825% due 07/18/2026 ^(c)		500	300
6.850% due 11/03/2025 ^(c)		3,450	2,070
7.550% due 03/28/2030 ^(c)		4,500	2,655
7.850% due 03/14/2029 ^(c)		600	356

Total Sri Lanka (Cost $11,000)			9,158

SUPRANATIONAL 0.4%

CORPORATE BONDS & NOTES 0.4%

African Export-Import Bank
2.634% due 05/17/2026		$6,500	6,110

Total Supranational (Cost $6,500)			6,110

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TANZANIA 0.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%

The Ministry of Finance and Planning, Government of the United Republic of Tanzania
9.502% (EUR006M + 5.400%) due 04/26/2028 «~	EUR	4,255	$4,578

Total Tanzania (Cost $4,983)			4,578

THAILAND 0.2%

CORPORATE BONDS & NOTES 0.2%

Bangkok Bank PCL
3.466% due 09/23/2036 •(i)		$2,700	2,280

PTTEP Treasury Center Co. Ltd.
2.587% due 06/10/2027		400	368

Total Thailand (Cost $3,109)			2,648

TRINIDAD AND TOBAGO 0.2%

SOVEREIGN ISSUES 0.2%

Trinidad & Tobago Government International Bond
5.950% due 01/14/2031		$2,700	2,718

Total Trinidad and Tobago (Cost $2,681)			2,718

TUNISIA 0.3%

SOVEREIGN ISSUES 0.3%

Tunisian Republic International Bond
3.280% due 08/09/2027	JPY	200,000	900
5.750% due 01/30/2025		$4,300	4,068

Total Tunisia (Cost $5,338)			4,968

TURKEY 4.8%

CORPORATE BONDS & NOTES 0.2%

Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028		$1,130	1,067

Turkiye Is Bankasi AS
6.125% due 04/25/2024		1,100	1,100

Yapi ve Kredi Bankasi AS
5.850% due 06/21/2024		1,500	1,500

			3,667

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.5%

SOCAR Turkey Enerji AS
7.348% (EUR006M + 3.450%) due 08/11/2026 ~	EUR	7,600	8,138

SOVEREIGN ISSUES 4.1%

Hazine Mustesarligi Varlik Kiralama AS
8.509% due 01/14/2029		$5,400	5,725

Turkey Government International Bond
4.875% due 04/16/2043		12,700	8,946
5.250% due 03/13/2030		1,200	1,088
5.750% due 05/11/2047		27,300	20,816
5.875% due 05/21/2030	EUR	4,800	5,183
6.000% due 01/14/2041		$12,680	10,469
6.125% due 10/24/2028		3,300	3,230
7.625% due 05/15/2034 (l)		3,700	3,719

Turkiye Ihracat Kredi Bankasi AS
7.500% due 02/06/2028		2,600	2,613

			61,789

Total Turkey (Cost $76,724)			73,594

UKRAINE 1.0%

CORPORATE BONDS & NOTES 0.1%

NPC Ukrenergo
6.875% due 11/09/2028		$2,900	1,099

36	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.9%

Ukraine Government International Bond
6.876% due 05/21/2031		$6,800	$2,007
7.253% due 03/15/2035		7,700	2,266
7.375% due 09/25/2034		2,160	638
7.750% due 09/01/2024		2,200	834
7.750% due 09/01/2026		2,200	795
7.750% due 09/01/2027		5,650	1,936
7.750% due 08/01/2041 ~		6,200	3,456
8.994% due 02/01/2026		1,200	459
9.750% due 11/01/2030		1,300	459

			12,850

Total Ukraine (Cost $29,224)			13,949

UNITED ARAB EMIRATES 1.8%

CORPORATE BONDS & NOTES 1.0%

Abu Dhabi Crude Oil Pipeline LLC
3.650% due 11/02/2029		$2,200	2,066

Abu Dhabi National Energy Co. PJSC
4.696% due 04/24/2033 (l)		4,600	4,506

DP World Ltd.
4.700% due 09/30/2049		500	415
5.625% due 09/25/2048		1,050	1,002
6.850% due 07/02/2037		1,650	1,805

MDGH GMTN RSC Ltd.
5.084% due 05/22/2053		1,500	1,421
5.875% due 05/01/2034		2,600	2,777

Ruwais Power Co. PJSC
6.000% due 08/31/2036		420	422

			14,414

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.7%

NMC Healthcare LLC
11.149% (LIBOR03M + 6.000%) due 03/25/2025 «~	AED	16,825	4,668
11.149% (LIBOR03M + 6.000%) due 03/25/2027 «~		22,433	6,223

			10,891

SOVEREIGN ISSUES 0.1%

Emirate of Dubai Government International Bond
3.900% due 09/09/2050		$400	297

Finance Department Government of Sharjah
4.375% due 03/10/2051		2,750	1,935

			2,232

Total United Arab Emirates (Cost $28,733)			27,537

UNITED KINGDOM 1.5%

CORPORATE BONDS & NOTES 0.6%

Fresnillo PLC
4.250% due 10/02/2050		$4,200	3,174

HSBC Holdings PLC
5.210% due 08/11/2028 •		3,200	3,192

NAK Naftogaz Ukraine via Kondor Finance PLC
7.125% due 07/19/2026	EUR	600	398

Ukraine Railways Via Rail Capital Markets PLC
8.250% due 07/09/2026		$3,300	1,963

Ukreximbank Via Biz Finance PLC
9.750% due 01/22/2025		400	374

			9,101

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.9%

Canada Square Funding PLC
6.072% due 01/17/2059 •	GBP	2,346	2,964
6.173% (SONIA3M IR + 0.950%) due 06/17/2058 ~		854	1,079

Formentera Issuer PLC
6.022% due 07/28/2047 •		136	171

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Polaris PLC
6.502% due 05/23/2059 •	GBP	2,253	$2,858

Rochester Financing PLC
5.923% due 12/18/2044 •		2,405	3,021

Stratton Mortgage Funding PLC
6.127% due 03/12/2052 •		498	629

Towd Point Mortgage Funding
6.572% due 07/20/2045 •		100	126
6.574% due 05/20/2045 •		872	1,102

Tower Bridge Funding PLC
5.943% due 12/20/2063 •		1,025	1,292

			13,242

Total United Kingdom (Cost $23,350)			22,343

UNITED STATES 11.3%

ASSET-BACKED SECURITIES 0.9%

Aames Mortgage Investment Trust
5.924% due 04/25/2036 •		$708	651

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
6.494% due 11/25/2034 •		134	130

Argent Securities Trust
5.744% due 07/25/2036 •		594	507

Countrywide Asset-Backed Certificates Trust
5.924% due 02/25/2037 •		2,325	2,229
6.569% due 11/25/2035 •		2,127	2,082

Credit-Based Asset Servicing & Securitization Trust
3.194% due 01/25/2037 þ		6,821	2,099

CSAB Mortgage-Backed Trust
6.220% due 09/25/2036 þ		152	44
6.672% due 06/25/2036 þ		226	64

GSAA Home Equity Trust
6.502% due 11/25/2036 þ		1,003	392

Home Equity Asset Trust
6.794% due 02/25/2033 «•		65	62

MASTR Asset-Backed Securities Trust
6.144% due 09/25/2034 •		125	113

Morgan Stanley ABS Capital, Inc. Trust
6.209% due 01/25/2035 •		23	22
6.239% due 03/25/2034 •		2,104	2,104

Morgan Stanley Mortgage Loan Trust
6.000% due 02/25/2037 ~		52	29
6.164% due 04/25/2037 •		233	64

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
5.594% due 07/25/2036 •		359	327

Option One Mortgage Loan Trust
5.664% due 04/25/2037 •		544	359
5.664% due 05/25/2037 •		217	130

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
6.224% due 09/25/2035 •		1,600	1,387

RAAC Trust
6.144% due 02/25/2046 •		36	35

Saxon Asset Securities Trust
5.754% due 09/25/2037 •		256	242

Soundview Home Loan Trust
5.969% due 03/25/2036 •		275	273
6.344% due 10/25/2037 •		678	530

			13,875

		SHARES
COMMON STOCKS 0.0%

Constellation Oil ‘B’ «(d)(j)		2,865,490	311

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 0.8%

Credit Suisse AG AT1 Claim		$2,000	230

DAE Funding LLC
2.625% due 03/20/2025		1,500	1,455

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Rio Oil Finance Trust
8.200% due 04/06/2028	$3,826	$3,909
9.750% due 01/06/2027	2,716	2,829

Rutas 2 & 7 Finance Ltd.
0.000% due 09/30/2036 (f)	5,174	3,533

		11,956

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%

Castlelake LP
2.950% (LIBOR03M + 2.950%) due 05/13/2031 «~	5,275	4,683

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.3%

Adjustable Rate Mortgage Trust
4.523% due 11/25/2035 ~	63	44

Arroyo Mortgage Trust
4.950% due 07/25/2057 þ	1,822	1,790

Banc of America Funding Trust
6.245% due 11/20/2035 ~	69	62
6.388% due 04/25/2037 þ	88	74

BANK
4.407% due 11/15/2061 ~	3,200	3,110

BCAP LLC Trust
3.678% due 05/26/2037 ~	1,958	1,701

Bear Stearns Adjustable Rate Mortgage Trust
4.781% due 02/25/2036 ~	28	24
5.040% due 01/25/2035 ~	4	4

Benchmark Mortgage Trust
3.666% due 01/15/2051 ~	1,500	1,405
4.261% due 10/10/2051	4,100	3,884

CIM Trust
5.500% due 08/25/2064 ~	6,303	6,298

Citigroup Mortgage Loan Trust
4.868% due 07/25/2046 ~	36	32
6.440% due 09/25/2035 «•	24	22

CitiMortgage Alternative Loan Trust
6.000% due 10/25/2036 •	465	371

Countrywide Alternative Loan Trust
5.794% due 05/25/2036 •	468	190
6.084% due 11/25/2035 •	79	64
6.250% due 11/25/2036	55	41
6.440% due 03/25/2037 •	82	44

Countrywide Home Loan Mortgage Pass-Through Trust
4.325% due 02/25/2047 ~	38	32
4.428% due 09/25/2047 ~	20	17
4.453% due 03/25/2037 ~	31	26

Credit Suisse Mortgage Capital Mortgage-Backed Trust
0.938% due 05/25/2066 ~	3,692	2,979
1.756% due 10/25/2066 ~	2,150	1,831
2.000% due 01/25/2060 ~	1,859	1,607
3.288% due 11/30/2037 ~	621	564
6.421% due 10/25/2037 ~	505	303

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.500% due 12/25/2035	89	73

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
6.369% due 10/25/2036 þ	52	44
6.386% due 10/25/2036 þ	52	44

Ellington Financial Mortgage Trust
5.900% due 09/25/2067 þ	6,284	6,275

GSMPS Mortgage Loan Trust
5.794% due 01/25/2036 •	122	98

HarborView Mortgage Loan Trust
4.724% due 08/19/2036 «~	2	2

Impac CMB Trust
6.084% due 03/25/2035 •	69	65

IndyMac INDA Mortgage Loan Trust
3.502% due 11/25/2037 ~	561	458
3.600% due 08/25/2036 ~	97	76

IndyMac INDX Mortgage Loan Trust
3.388% due 06/25/2036 ~	77	63
3.709% due 10/25/2035 ~	70	56
5.744% due 06/25/2037 •	102	37

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	37

Schedule of Investments	PIMCO Emerging Markets Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.804% due 02/25/2037 •	$406	$401

JP Morgan Mortgage Trust
4.721% due 08/25/2035 ~	22	21
5.003% due 11/25/2035 ~	27	22
5.147% due 04/25/2035 «~	1	1

JP Morgan Resecuritization Trust
2.500% due 03/25/2056	92	88

Legacy Mortgage Asset Trust
3.000% due 09/25/2059 ~	860	807

Lehman XS Trust
5.824% due 09/25/2046 •	1,418	1,202
5.944% due 08/25/2037 •	2,395	2,212

Luminent Mortgage Trust
5.804% due 12/25/2036 •	20	18

MASTR Alternative Loan Trust
5.844% due 03/25/2036 •	131	14

Residential Accredit Loans, Inc. Trust
6.000% due 09/25/2036	743	556
6.500% due 07/25/2037	251	195

Sequoia Mortgage Trust
3.854% due 01/20/2047 ~	23	16

SG Residential Mortgage Trust
5.353% due 08/25/2062 þ	8,803	8,754

Structured Adjustable Rate Mortgage Loan Trust
4.016% due 11/25/2035 «~	24	21
4.201% due 09/25/2036 ~	118	81
7.215% due 10/25/2037 •	64	57

SunTrust Adjustable Rate Mortgage Loan Trust
4.423% due 10/25/2037 ~	260	222

TBW Mortgage-Backed Trust
6.470% due 09/25/2036 þ	568	15

WaMu Mortgage Pass-Through Certificates Trust
3.312% due 05/25/2037 ~	83	64
3.393% due 04/25/2037 ~	43	37
3.730% due 01/25/2037 ~	64	54
3.992% due 12/25/2036 ~	124	109
4.611% due 03/25/2036 ~	703	628
5.814% due 05/25/2034 •	62	56

Wells Fargo Mortgage-Backed Securities Trust
6.478% due 10/25/2036 ~	185	172

		49,633

U.S. GOVERNMENT AGENCIES 1.7%

Uniform Mortgage-Backed Security, TBA
4.000% due 05/01/2054	6,200	5,745
4.500% due 04/01/2054	6,200	5,905
5.000% due 04/01/2054 - 05/01/2054	6,500	6,344
5.500% due 04/01/2054	7,650	7,613

		25,607

U.S. TREASURY OBLIGATIONS 4.3%

U.S. Treasury Bonds
1.750% due 08/15/2041 (l)(n)	23,100	15,598
2.375% due 02/15/2042 (l)	21,300	15,850
3.250% due 05/15/2042 (l)	18,000	15,306
4.375% due 08/15/2043 (l)	500	494

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

U.S. Treasury Notes
3.125% due 08/31/2029 (n)	$10,400	$9,848
4.000% due 02/28/2030 (l)(n)(p)	8,300	8,202

		65,298

	SHARES
WARRANTS 0.0%

Constellation Oil ‘D’ - Exp. 06/10/2071 «(j)	3	0

Total United States (Cost $187,118)		171,363

	PRINCIPAL AMOUNT (000S)
URUGUAY 0.0%

SOVEREIGN ISSUES 0.0%

Uruguay Government International Bond
5.100% due 06/18/2050	$200	194

Total Uruguay (Cost $205)		194

UZBEKISTAN 0.3%

CORPORATE BONDS & NOTES 0.0%

Ipoteka-Bank ATIB
5.500% due 11/19/2025	$200	192

SOVEREIGN ISSUES 0.3%

Republic of Uzbekistan International Bond
5.375% due 02/20/2029	4,100	3,870

Uzbekneftegaz JSC
4.750% due 11/16/2028	1,200	1,009

		4,879

Total Uzbekistan (Cost $4,975)		5,071

VENEZUELA 0.9%

CORPORATE BONDS & NOTES 0.5%

Petroleos de Venezuela SA
5.375% due 04/12/2027 ^	$51,899	4,935
5.500% due 04/12/2037 ^	19,263	1,830
6.000% due 05/16/2024 ^	2,800	267

		7,032

SOVEREIGN ISSUES 0.4%

Venezuela Government International Bond
7.000% due 03/31/2038 ^(c)	19,240	2,908
7.650% due 04/21/2025 ^(c)	10,109	1,511
8.250% due 10/13/2024 ^(c)	3,539	524
9.250% due 05/07/2028 ^(c)	2,427	404
11.950% due 08/05/2031 ^(c)	6,580	1,157

		6,504

Total Venezuela (Cost $66,821)		13,536

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VIETNAM 0.1%

SOVEREIGN ISSUES 0.1%

Vietnam Government International Bond
5.500% due 03/12/2028	$1,110	$1,068

Total Vietnam (Cost $1,058)		1,068

VIRGIN ISLANDS (BRITISH) 0.2%

CORPORATE BONDS & NOTES 0.2%

CLP Power Hong Kong Financing Ltd.
2.125% due 06/30/2030	$3,700	3,148

Gold Fields Orogen Holdings BVI Ltd.
5.125% due 05/15/2024	200	199

Total Virgin Islands (British) (Cost $3,908)		3,347

SHORT-TERM INSTRUMENTS 5.8%

REPURCHASE AGREEMENTS (k) 5.7%

		85,596

U.S. TREASURY BILLS 0.1%
5.363% due 04/25/2024 - 06/06/2024 (e)(f)(p)	$1,032	1,025

Total Short-Term Instruments (Cost $86,467)		86,621

Total Investments in Securities (Cost $1,894,395)		1,690,626

	SHARES
INVESTMENTS IN AFFILIATES 2.2%

SHORT-TERM INSTRUMENTS 2.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.2%

PIMCO Short-Term Floating NAV Portfolio III	3,376,071	32,839

Total Short-Term Instruments (Cost $32,841)		32,839

Total Investments in Affiliates (Cost $32,841)		32,839

Total Investments 114.0% (Cost $1,927,236)		$1,723,465

Financial Derivative Instruments (m)(o) 0.3% (Cost or Premiums, net $(93))		5,609

Other Assets and Liabilities, net (14.4)%		(217,744)

Net Assets 100.0%		$1,511,330

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

38	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2024

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	When-issued security.

(b)	Payment in-kind security.

(c)	Security is not accruing income as of the date of this report.

(d)	Security did not produce income within the last twelve months.

(e)	Coupon represents a weighted average yield to maturity.

(f)	Zero coupon security.

(g)	Principal amount of security is adjusted for inflation.

(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(i)	Contingent convertible security.

(j) RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Constellation Oil ‘B’	06/10/2022	$311	$311	0.02%
Constellation Oil ‘D’ - Exp. 06/10/2071	06/10/2022	0	0	0.00
Drillco Holding Lux SA	06/08/2023	3,095	3,733	0.25

		$3,406	$4,044	0.27%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date		Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	3.000%	09/20/2023	TBD	(2)	EUR 15,687	Romanian Government International Bond 1.375% due 12/02/2029	$(18,000)	$16,924	$17,198
BRC	4.900	02/14/2024	TBD	(2)	$ 2,243	Egypt Government International Bond 7.500% due 01/31/2027	(2,530)	2,243	2,257
	5.100	03/05/2024	TBD	(2)	2,761	Transnet SOC Ltd. 8.250% due 02/06/2028	(2,817)	2,761	2,772
	5.390	03/27/2024	04/04/2024		17,228	U.S. Treasury Notes 4.125% due 11/15/2032	(17,254)	17,228	17,241
DEU	5.360	03/26/2024	04/03/2024		9,406	U.S. Treasury Notes 2.625% due 02/15/2029	(9,418)	9,406	9,414
	5.370	03/26/2024	04/03/2024		6,920	U.S. Treasury Bonds 3.375% due 11/15/2048	(6,992)	6,920	6,926
FICC	2.600	03/28/2024	04/01/2024		900	U.S. Treasury Notes 5.000% due 09/30/2025	(918)	900	900
JPS	5.350	03/26/2024	04/03/2024		20,228	U.S. Treasury Bonds 2.250% due 05/15/2041	(4,487)	20,228	20,246
						U.S. Treasury Notes 3.875% due 12/31/2027	(15,802)
MYI	4.850	02/15/2024	TBD	(2)	8,985	Egypt Government International Bond 7.500% due 01/31/2027	(10,120)	8,986	9,041

Total Repurchase Agreements							$(88,338)	$85,596	$85,995

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date		Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
BPS	4.500%	11/22/2023	TBD	(4)	$(178)	$(181)
	5.480	03/14/2024	TBD	(4)	(7,175)	(7,194)
	5.500	01/26/2024	TBD	(4)	(7,014)	(7,084)
BRC	4.250	07/28/2023	TBD	(4)	(574)	(591)
	4.500	03/13/2024	TBD	(4)	(344)	(345)
	5.000	01/11/2024	TBD	(4)	(9,836)	(9,947)
	5.000	02/27/2024	TBD	(4)	(1,353)	(1,359)
	5.150	02/27/2024	TBD	(4)	(316)	(318)
GSC	5.400	03/14/2024	TBD	(4)	(2,529)	(2,536)
	5.400	03/18/2024	TBD	(4)	(8,415)	(8,432)
JML	5.600	03/22/2024	05/03/2024		(1,026)	(1,028)
MEI	5.450	01/26/2024	TBD	(4)	(10,537)	(10,642)
MYI	0.000	02/28/2024	04/05/2024		(137)	(137)
	4.000	01/08/2024	04/05/2024		(818)	(826)
	4.000	03/14/2024	04/05/2024		(967)	(969)
	4.500	02/23/2024	04/05/2024		(575)	(578)
	4.750	03/08/2024	04/05/2024		(1,295)	(1,299)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	39

Schedule of Investments	PIMCO Emerging Markets Bond Fund	(Cont.)

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date		Amount Borrowed(3)		Payable for Reverse Repurchase Agreements
	4.750%	03/14/2024	04/05/2024			$(4,616)	$(4,627)
NOM	5.000	09/14/2023	TBD	(4)		(2,527)	(2,601)
	5.320	09/14/2023	TBD	(4)		(8,143)	(8,384)
	5.320	10/05/2023	TBD	(4)		(1,544)	(1,583)
	5.320	01/09/2024	TBD	(4)		(2,555)	(2,581)
	5.500	12/14/2023	TBD	(4)		(1,088)	(1,106)
RCY	5.400	03/13/2024	04/10/2024			(30,050)	(30,136)
SCX	4.100	02/15/2024	TBD	(4)	EUR	(28,586)	(31,002)
	5.530	03/14/2024	TBD	(4)		$(6,728)	(6,747)

Total Reverse Repurchase Agreements							$(142,233)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(5)
Egypt (0.8)%
Sovereign Issues (0.8)%
Egypt Government International Bond	7.500%	01/31/2027		$ 13,000	$(13,043)	$(12,713)

Romania (1.2)%
Sovereign Issues (1.2)%
Romania Government International Bond	1.375%	12/02/2029	EUR	20,000	(23,433)	(18,095)

South Africa (0.2)%
Corporate Bonds & Notes (0.2)%
Transnet SOC Ltd.	8.250%	02/06/2028		$ 2,800	(2,722)	(2,827)

United States (3.5)%
U.S. Treasury Obligations (3.6)%
U.S. Treasury Bonds	2.250%	05/15/2041		6,000	(4,619)	(4,487)
U.S. Treasury Bonds	3.375	11/15/2048		8,238	(7,388)	(6,992)
U.S. Treasury Notes	2.625	02/15/2029		10,100	(9,524)	(9,418)
U.S. Treasury Notes	3.875	12/31/2027		15,900	(15,974)	(15,802)
U.S. Treasury Notes	4.125	11/15/2032		17,100	(17,703)	(17,254)

Total United States					(55,208)	(53,953)

Total Short Sales (5.8)%					$(94,406)	$(87,588)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(5)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(6)
Global/Master Repurchase Agreement
BPS	$17,198	$(14,459)	$0	$0	$2,739	$(2,068)	$671
BRC	22,270	(12,560)	0	0	9,710	(9,362)	348
DEU	16,340	0	0	0	16,340	(16,411)	(71)
FICC	900	0	0	0	900	(918)	(18)
GSC	0	(10,968)	0	0	(10,968)	11,136	168
JML	0	(1,028)	0	0	(1,028)	1,097	69
JPS	20,246	0	0	0	20,246	(20,289)	(43)
MEI	0	(10,642)	0	0	(10,642)	11,105	463
MYI	9,041	(8,436)	0	0	605	(766)	(161)
NOM	0	(16,255)	0	0	(16,255)	16,911	656
RCY	0	(30,136)	0	0	(30,136)	30,004	(132)
SCX	0	(37,749)	0	0	(37,749)	39,432	1,683

Master Securities Forward Transaction Agreement
BRC	0	0	0	(2,827)	(2,827)	0	(2,827)
FBF	0	0	0	(12,713)	(12,713)	0	(12,713)
GSC	0	0	0	(53,953)	(53,953)	0	(53,953)
MBC	0	0	0	(18,095)	(18,095)	0	(18,095)

Total Borrowings and Other Financing Transactions	$85,995	$(142,233)	$0	$(87,588)

40	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2024

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(4,688)	$0	$(16,098)	$(16,569)
Sovereign Issues	0	(3,748)	(1,028)	(86,535)	(95,528)
U.S. Treasury Obligations	0	(30,136)	0	0	(30,136)

Total Borrowings	$0	$(38,572)	$(1,028)	$(102,633)	$(142,233)

Payable for reverse repurchase agreements					$(142,233)

(l)	Securities with an aggregate market value of $148,741 and cash of $830 have been pledged as collateral under the terms of the above master agreements as of March 31, 2024.

(1)	Includes accrued interest.
(2)	Open maturity repurchase agreement.
(3)

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(144,096) at a weighted average interest rate of 5.167%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(4)	Open maturity reverse repurchase agreement.
(5)	Payable for short sales includes $910 of accrued interest.
(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(m) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bobl June Futures	06/2024	15	$1,914	$8	$5	$0
U.S. Treasury 2-Year Note June Futures	06/2024	189	38,648	(12)	0	(38)
U.S. Treasury 5-Year Note June Futures	06/2024	1,915	204,935	446	0	(224)
U.S. Treasury 10-Year Note June Futures	06/2024	1,289	142,817	753	0	(101)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2024	116	14,964	150	54	0

				$1,345	$59	$(363)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund June Futures	06/2024	199	$(28,636)	$(441)	$0	$(135)
Euro-Buxl 30-Year Bond June Futures	06/2024	24	(3,516)	(72)	0	(43)
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2024	56	(6,418)	(30)	0	(1)

				$(543)	$0	$(179)

Total Futures Contracts				$802	$59	$(542)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
AT&T, Inc.	1.000%	Quarterly	06/20/2024	0.293%	$400	$0	$1	$1	$0	$0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	41

Schedule of Investments	PIMCO Emerging Markets Bond Fund	(Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.EM-38 5-Year Index	(1.000)%	Quarterly	12/20/2027	$	14,400	$822	$(636)	$186	$0	$(5)
CDX.EM-39 5-Year Index	(1.000)	Quarterly	06/20/2028		56,000	2,998	(2,031)	967	10	0
CDX.IG-41 5-Year Index	(1.000)	Quarterly	12/20/2028		24,400	(289)	(276)	(565)	0	(2)
CDX.IG-42 5-Year Index	(1.000)	Quarterly	06/20/2029		25,700	(586)	(3)	(589)	0	(2)

						$2,945	$(2,946)	$(1)	$10	$(9)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(6)	1-Day GBP-SONIO Compounded-OIS	4.000%	Annual	09/18/2029	GBP	40,400	$818	$48	$866	$115	$0
Pay	1-Day GBP-SONIO Compounded-OIS	4.320	Annual	10/20/2033		500	(3)	34	31	3	0
Pay(6)	1-Day GBP-SONIO Compounded-OIS	3.750	Annual	09/18/2034		14,700	259	15	274	85	0
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2024	$	88,100	(2,736)	(570)	(3,306)	0	(39)
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Annual	09/21/2024		84,300	3,476	258	3,734	49	0
Pay	1-Day USD-SOFR Compounded-OIS	1.500	Semi-Annual	06/21/2027		22,300	(1,340)	(595)	(1,935)	0	(55)
Pay	1-Day USD-SOFR Compounded-OIS	1.500	Semi-Annual	12/15/2028		2,000	11	(244)	(233)	0	(4)
Receive(6)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		96,200	183	462	645	136	0
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2030		71,000	1,990	74	2,064	98	0
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2030		21,200	(1,089)	476	(613)	0	(31)
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	12/15/2031		3,300	46	(560)	(514)	0	(5)
Pay	1-Day USD-SOFR Compounded-OIS	3.730	Annual	08/03/2033		2,300	(8)	(40)	(48)	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	3.735	Annual	08/07/2033		2,600	(10)	(42)	(52)	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	4.165	Annual	09/27/2033		3,000	(12)	67	55	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	4.155	Annual	10/02/2033		4,400	(17)	95	78	0	(4)
Pay	1-Day USD-SOFR Compounded-OIS	4.170	Annual	10/03/2033		5,500	(21)	126	105	0	(5)
Pay	1-Day USD-SOFR Compounded-OIS	4.030	Annual	10/04/2033		700	(2)	7	5	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	4.175	Annual	10/10/2033		2,500	(9)	59	50	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	4.150	Annual	10/12/2033		2,100	(8)	45	37	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	4.220	Annual	10/20/2033		1,900	(7)	53	46	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	4.230	Annual	10/23/2033		1,400	(5)	40	35	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	4.255	Annual	10/23/2033		800	(3)	25	22	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	4.393	Annual	10/25/2033		100	0	4	4	0	0
Pay	1-Day USD-SOFR Compounded-OIS	4.450	Annual	10/31/2033		1,400	(5)	66	61	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033		5,410	(294)	116	(178)	0	(4)
Receive	1-Day USD-SOFR Compounded-OIS	4.250	Annual	03/20/2034		32,200	(1,300)	233	(1,067)	24	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2034		52,000	(434)	628	194	27	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2036		3,200	(5)	20	15	0	0
Receive	1-Day USD-SOFR Compounded-OIS	2.500	Semi-Annual	06/15/2046		500	52	60	112	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	2.250	Semi-Annual	12/21/2046		800	119	92	211	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.830	Annual	10/12/2053		100	(1)	4	3	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.870	Annual	10/17/2053		400	(2)	16	14	1	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	3.500	Annual	06/20/2054		2,240	(4)	41	37	0	(6)
Receive	1-Year BRL-CDI	13.055	Maturity	01/04/2027	BRL	31,300	0	(353)	(353)	1	0
Receive	3-Month ZAR-JIBAR	5.950	Quarterly	11/30/2024	ZAR	459,200	0	425	425	7	0
Pay	6-Month AUD-BBR-BBSW	4.750	Semi-Annual	12/20/2028	AUD	25,200	(12)	588	576	35	0
Pay	6-Month AUD-BBR-BBSW	4.000	Semi-Annual	03/20/2029		62,100	43	18	61	82	0
Pay	6-Month AUD-BBR-BBSW	4.500	Semi-Annual	03/20/2034		43,400	326	386	712	168	0
Receive	6-Month CLP-CHILIBOR	5.511	Semi-Annual	11/13/2033	CLP	4,946,700	0	(90)	(90)	6	0
Pay	6-Month CLP-CHILIBOR	4.855	Semi-Annual	12/18/2033		4,700,000	0	(151)	(151)	0	(6)
Pay	6-Month CZK-PRIBOR	4.175	Annual	11/07/2028	CZK	440,800	(79)	261	182	0	(68)
Pay	6-Month CZK-PRIBOR	4.070	Annual	11/23/2028		424,600	(112)	216	104	0	(65)
Receive	6-Month CZK-PRIBOR	3.675	Annual	01/08/2029		339,000	0	103	103	49	0
Receive	6-Month CZK-PRIBOR	3.769	Annual	01/09/2029		504,300	0	59	59	74	0
Pay	6-Month EUR-EURIBOR	3.370	Annual	10/09/2028	EUR	4,400	(10)	124	114	9	0
Pay(6)	6-Month EUR-EURIBOR	2.750	Annual	09/18/2029		33,000	425	(17)	408	106	0
Pay	6-Month EUR-EURIBOR	3.300	Annual	10/03/2033		2,400	(9)	154	145	12	0
Pay(6)	6-Month EUR-EURIBOR	2.750	Annual	09/18/2034		27,900	532	102	634	160	0
Receive(6)	6-Month EUR-EURIBOR	2.500	Annual	09/18/2054		13,800	(688)	(17)	(705)	0	(165)
Receive	28-Day MXN-TIIE	9.769	Lunar	09/27/2028	MXN	21,400	0	(41)	(41)	0	0

							$55	$2,880	$2,935	$1,247	$(475)

Total Swap Agreements							$3,000	$(65)	2,935	$1,257	$(484)

42	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2024

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$59	$1,257	$1,316	$0	$(542)	$(484)	$(1,026)

(n)

Securities with an aggregate market value of $5,520 and cash of $16,349 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(o) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2024	NZD	5,873		$3,618	$110	$0
	04/2024		$21	AUD	32	0	0
	05/2024	AUD	32		$21	0	0

BOA	04/2024	CAD	1,025		755	0	(2)
	04/2024	EUR	5,962		6,465	33	0
	04/2024	JPY	128,677		852	2	0
	04/2024	MYR	45,251		9,887	397	0
	04/2024	SGD	383		287	3	0
	04/2024		$29	AUD	45	0	0
	04/2024		423	EGP	16,775	0	(70)
	04/2024		7,975	EUR	7,320	0	(78)
	04/2024		8,471	MYR	39,002	0	(291)
	05/2024	AUD	45		$29	0	0
	05/2024		$852	JPY	128,092	0	(1)
	06/2024	KRW	1,171,476		$888	16	0
	07/2024		$106	PLN	427	1	0
	02/2025	NGN	600,628		$423	25	0

BPS	04/2024	BRL	6,785		1,358	5	0
	04/2024	CAD	2,453		1,809	0	(2)
	04/2024	CHF	7,369		8,337	166	0
	04/2024	EUR	5,195		5,686	81	0
	04/2024	GBP	13,903		17,646	98	0
	04/2024	MYR	1,706		365	7	0
	04/2024	NZD	1,255		756	7	0
	04/2024		$1,362	BRL	6,785	0	(9)
	04/2024		6,409	EUR	5,908	0	(36)
	04/2024		1,443	GBP	1,136	0	(9)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	43

Schedule of Investments	PIMCO Emerging Markets Bond Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2024	TWD	2,648		$86	$3	$0
	06/2024	PHP	4,510		81	1	0
	06/2024	TWD	14,287		462	14	0
	06/2024		$3,754	INR	312,360	0	(17)
	06/2024		3,602	KRW	4,728,516	0	(83)
	07/2024	PLN	33,024		$8,154	1	(104)
	07/2024		$7,315	PLN	29,642	96	0

BRC	04/2024	HKD	1,467		$188	0	0
	04/2024	HUF	228,636		629	3	0
	04/2024	THB	1,310		36	1	0
	04/2024	TRY	5,669		175	0	(1)
	04/2024		$74	NOK	784	0	(2)
	04/2024		6,941	TRY	222,891	4	(121)
	04/2024	ZAR	1,254		$66	0	0
	05/2024	GBP	861		1,089	2	0
	05/2024		$151	NOK	1,626	0	(1)
	05/2024		3,782	TRY	129,630	4	(2)
	06/2024	CZK	98,170		$4,250	64	0
	06/2024	GBP	2,372		2,985	0	(11)
	06/2024		$38	ILS	138	0	0
	06/2024		463	INR	38,485	0	(3)

CBK	04/2024	BRL	15,683		$3,139	12	0
	04/2024	CAD	1,208		894	3	0
	04/2024	CHF	5,007		5,698	147	0
	04/2024	CNH	679		94	0	0
	04/2024	EGP	35,998		939	181	0
	04/2024	EUR	329		357	2	0
	04/2024	MXN	39,993		2,384	0	(16)
	04/2024		$3,189	BRL	15,683	0	(62)
	04/2024		911	NOK	9,510	0	(35)
	04/2024		2,167	TRY	72,787	7	0
	04/2024		864	ZAR	16,215	0	(9)
	05/2024		5,456	BRL	27,319	0	(26)
	05/2024		1,004	EGP	48,443	6	0
	06/2024	ILS	3,246		$888	2	0
	06/2024	PEN	27,582		7,458	54	0
	06/2024		$8,953	COP	35,677,710	158	0
	06/2024		1	PHP	48	0	0
	07/2024	PLN	2,981		$733	0	(12)
	07/2024		$198	PLN	793	0	0
	02/2025	NGN	659,558		$451	13	0

DUB	04/2024	BRL	35,818		7,125	0	(16)
	04/2024	EGP	109,634		2,758	452	0
	04/2024	EUR	120,162		130,606	969	0
	04/2024		$7,169	BRL	35,818	0	(27)
	04/2024		525	EGP	20,748	0	(89)
	05/2024	EUR	1,550		$1,681	7	0
	05/2024		$7,125	BRL	35,933	17	0
	03/2025		2,350	EGP	134,537	176	0
	03/2025		180	TRY	8,551	3	0

GLM	04/2024	BRL	13,469		$2,696	10	0
	04/2024	DOP	33,124		576	16	0
	04/2024	EUR	619		672	4	0
	04/2024	HUF	9,574		26	0	0
	04/2024		$2,703	BRL	13,469	0	(18)
	04/2024		1,038	EGP	40,949	0	(177)
	04/2024		239	TRY	7,833	0	(2)
	05/2024	DOP	756,373		$12,733	5	(14)
	05/2024		$603	TRY	20,842	10	0
	06/2024	AED	36,798		$10,021	0	(1)
	06/2024	DOP	571,913		9,573	0	(41)
	06/2024	MYR	15		3	0	0
	06/2024		$7	EGP	352	0	0
	07/2024	BRL	231,000		$46,006	345	0
	09/2024		$158	TRY	6,319	4	0

JPM	04/2024	EUR	836		$908	6	0
	04/2024		$1,681	EGP	66,979	0	(272)
	04/2024		14,447	EUR	13,195	0	(212)
	04/2024		716	TRY	23,817	9	0

44	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2024

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2024	BRL	26,839		$5,431	$96	$0
	05/2024		$1,187	EGP	57,590	12	0
	05/2024		524	TRY	18,150	1	0
	06/2024	IDR	3,398,719		$215	2	0
	06/2024	KRW	263,711		202	5	0
	06/2024	PEN	4,138		1,117	6	0
	06/2024	THB	181		5	0	0
	06/2024	TWD	23,482		764	27	0
	06/2024		$284	ILS	1,033	0	(2)
	06/2024		752	INR	62,427	0	(5)
	06/2024		50	MXN	848	0	0
	07/2024	PLN	4,777		$1,179	0	(16)
	09/2024		$2,078	EGP	110,654	151	0
	03/2025		1,172		66,980	86	0
	03/2025		156	TRY	7,555	6	0

MBC	04/2024	AUD	1,925		$1,258	5	(2)
	04/2024	EGP	42,784		1,119	218	0
	04/2024	EUR	1,550		1,679	7	0
	04/2024	GBP	494		626	2	0
	04/2024	THB	78,122		2,194	50	0
	04/2024		$8,031	CAD	10,892	10	0
	04/2024		771	EGP	30,994	0	(119)
	04/2024		15,275	EUR	13,979	0	(194)
	04/2024		15,662	GBP	12,400	0	(11)
	05/2024	CAD	10,887		$8,031	0	(10)
	05/2024	GBP	12,400		15,665	12	0
	05/2024	NZD	1,255		754	4	0
	06/2024		$76	ILS	275	0	(1)
	06/2024		166	INR	13,903	0	0
	02/2025		734	NGN	1,189,080	55	0

MYI	04/2024	AUD	1,936		$1,258	0	(3)
	04/2024	CAD	6,204		4,569	0	(11)
	04/2024	CHF	6,660		7,612	228	0
	04/2024	CNH	77		11	0	0
	04/2024	EGP	30,449		798	157	0
	04/2024	NZD	1,489		909	19	0
	04/2024	SEK	4,418		430	17	0
	04/2024	SGD	380		286	4	0
	04/2024		$865	EGP	34,520	0	(138)
	04/2024		100,321	EUR	92,701	0	(310)
	05/2024	CHF	18,955		$21,004	0	(82)
	05/2024	EUR	92,701		100,443	316	0
	06/2024	IDR	2,022,224		130	3	0
	06/2024	KRW	90,793		70	2	0
	06/2024	MYR	30		6	0	0
	06/2024		$2,978	GBP	2,372	17	0
	06/2024		3,189	INR	264,870	0	(20)
	06/2024		1,044	PEN	3,832	0	(15)

RBC	04/2024	MXN	622		$35	0	(2)

SCX	04/2024	CNH	78		11	0	0
	04/2024	EGP	42,253		1,077	188	0
	04/2024		$1,809	EGP	72,013	0	(294)
	04/2024		867	JPY	129,197	0	(14)
	04/2024		1,458	MYR	6,489	0	(97)
	04/2024		4,421	NZD	7,362	0	(23)
	05/2024	NZD	7,362		$4,421	23	0
	05/2024		$809	NOK	8,657	0	(11)
	06/2024	PHP	125,545		$2,266	34	0
	06/2024		$312	EGP	15,725	13	0
	06/2024		21,971	INR	1,829,351	0	(86)
	06/2024		756	PHP	41,893	0	(11)
	02/2025	NGN	875,131		$607	26	0
	02/2025		$585	NGN	946,237	43	0

SOG	05/2024		584	EGP	28,261	6	0

SSB	04/2024	AUD	1,575		$1,042	16	0
	04/2024	CLP	1,244,835		1,285	15	0
	05/2024	MXN	639,746		37,651	0	(578)
	06/2024	KRW	5,058,840		3,810	46	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	45

Schedule of Investments	PIMCO Emerging Markets Bond Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	06/2024		$1,641	IDR	25,759,134	$0	$(22)
	06/2024		891	KRW	1,181,595	0	(12)
	06/2024		1,338	PEN	4,935	0	(13)

TOR	04/2024	HKD	4,314		$552	1	0
	04/2024		$1,171	AUD	1,787	0	(7)
	05/2024	AUD	38		$25	0	0

UAG	04/2024		$2,310	AUD	3,534	0	(7)
	04/2024	ZAR	811,169		$43,318	543	0
	05/2024	AUD	3,534		2,312	7	0
	06/2024		$748	COP	2,951,062	6	0

Total Forward Foreign Currency Contracts						$6,247	$(3,988)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
MYI	Put - OTC GBP versus USD	$1.160	06/12/2024	30,046	$121	$6

Total Purchased Options					$121	$6

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BOA	Chile Government International Bond	(1.000)%	Quarterly	12/20/2028	0.494%	$	1,700	$(35)	$(2)	$0	$(37)
	Oman Government International Bond	(1.000)	Quarterly	12/20/2027	0.783		2,200	72	(88)	0	(16)
	Saudi Government International Bond	(1.000)	Quarterly	12/20/2028	0.478		23,000	(348)	(173)	0	(521)

BPS	Chile Government International Bond	(1.000)	Quarterly	12/20/2028	0.494		950	(19)	(2)	0	(21)
	Oman Government International Bond	(1.000)	Quarterly	12/20/2027	0.783		900	29	(36)	0	(7)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2029	0.383		600	(18)	0	0	(18)

BRC	Oman Government International Bond	(1.000)	Quarterly	12/20/2027	0.783		900	24	(30)	0	(6)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2029	0.383		3,300	(96)	0	0	(96)

GST	Chile Government International Bond	(1.000)	Quarterly	12/20/2028	0.494		650	(13)	(1)	0	(14)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2029	0.383		12,600	(368)	0	0	(368)

HUS	Dubai Government International Bond	(1.000)	Quarterly	12/20/2024	0.157		600	(2)	(2)	0	(4)

JPM	Chile Government International Bond	(1.000)	Quarterly	12/20/2028	0.494		4,000	(81)	(7)	0	(88)
	Dubai Government International Bond	(1.000)	Quarterly	12/20/2024	0.157		2,100	(3)	(11)	0	(14)

MYC	Chile Government International Bond	(1.000)	Quarterly	12/20/2028	0.494		200	(4)	0	0	(4)
	Turkey Government International Bond	(1.000)	Quarterly	12/20/2026	2.009		100	17	(15)	2	0

								$(845)	$(367)	$2	$(1,214)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BOA	Brazil Government International Bond	1.000%	Quarterly	06/20/2031	1.891%	$	800	$(121)	$78	$0	$(43)
	Chile Government International Bond	1.000	Quarterly	06/20/2024	0.089		300	1	0	1	0
	Chile Government International Bond	1.000	Quarterly	12/20/2026	0.264		1,800	10	24	34	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	0.122		21,200	(4)	55	51	0
	Peru Government International Bond	1.000	Quarterly	06/20/2026	0.254		1,300	12	9	21	0
	Peru Government International Bond	1.000	Quarterly	12/20/2031	1.013		600	(25)	25	0	0
	Turkey Government International Bond	1.000	Quarterly	06/20/2027	2.232		4,100	(809)	662	0	(147)

BPS	Brazil Government International Bond	1.000	Quarterly	12/20/2027	0.987		7,200	(496)	502	6	0
	Chile Government International Bond	1.000	Quarterly	12/20/2024	0.102		5,100	6	28	34	0
	Chile Government International Bond	1.000	Quarterly	06/20/2027	0.303		2,500	(46)	99	53	0

46	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2024

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
	Egypt Government International Bond	1.000%	Quarterly	12/20/2024	3.138%	$	700	$(86)	$76	$0	$(10)
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.153		2,000	(5)	18	13	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2026	0.461		4,000	5	51	56	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2027	0.640		500	(11)	17	6	0
	Peru Government International Bond	1.000	Quarterly	06/20/2026	0.254		10,000	31	131	162	0
	Serbia Government International Bond	1.000	Quarterly	12/20/2027	1.431		2,000	(177)	146	0	(31)
	South Africa Government International Bond	1.000	Quarterly	06/20/2028	2.185		2,600	(224)	109	0	(115)
	Turkey Government International Bond	1.000	Quarterly	06/20/2027	2.232		300	(59)	48	0	(11)

BRC	Brazil Government International Bond	1.000	Quarterly	12/20/2030	1.791		900	(125)	85	0	(40)
	Chile Government International Bond	1.000	Quarterly	06/20/2024	0.089		6,300	20	(5)	15	0
	Chile Government International Bond	1.000	Quarterly	12/20/2026	0.264		10,100	96	97	193	0
	Chile Government International Bond	1.000	Quarterly	06/20/2027	0.303		10,700	(204)	432	228	0
	China Government International Bond	1.000	Quarterly	06/20/2029	0.716		29,500	408	(10)	398	0
	Peru Government International Bond	1.000	Quarterly	06/20/2026	0.254		7,000	52	61	113	0
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2024	0.113		11,200	121	(94)	27	0
	Saudi Arabia Government International Bond	1.000	Quarterly	12/20/2024	0.131		3,876	41	(16)	25	0

CBK	Brazil Government International Bond	1.000	Quarterly	12/20/2027	0.987		700	(51)	52	1	0
	Chile Government International Bond	1.000	Quarterly	12/20/2024	0.102		300	1	1	2	0
	Israel Government International Bond	1.000	Quarterly	06/20/2027	0.915		11,200	(64)	100	36	0
	Panama Government International Bond	1.000	Quarterly	06/20/2024	0.314		3,100	5	1	6	0
	Panama Government International Bond	1.000	Quarterly	12/20/2024	0.366		5,400	0	27	27	0
	Turkey Government International Bond	1.000	Quarterly	06/20/2027	2.232		1,900	(377)	309	0	(68)

DUB	Eskom «	4.650	Quarterly	06/30/2029	0.055		14,000	0	934	934	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2026	1.328		300	(5)	3	0	(2)
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	1.600		300	(13)	8	0	(5)

GLM	Quatar Government International Bond	1.000	Quarterly	06/20/2029	0.383		25,800	744	11	755	0

GST	Brazil Government International Bond	1.000	Quarterly	06/20/2031	1.891		900	(136)	88	0	(48)
	Chile Government International Bond	1.000	Quarterly	12/20/2026	0.264		9,400	91	89	180	0
	Emirate of Abu Dhabi Government International Bond	1.000	Quarterly	06/20/2027	0.218		8,000	115	75	190	0
	Indonesia Government International Bond	1.000	Quarterly	06/20/2029	0.737		37,100	514	(39)	475	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.153		100	(1)	2	1	0
	Peru Government International Bond	1.000	Quarterly	06/20/2026	0.254		9,300	35	115	150	0
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2024	0.113		15,000	113	(77)	36	0
	Saudi Arabia Government International Bond	1.000	Quarterly	12/20/2024	0.131		2,324	25	(10)	15	0
	Turkey Government International Bond	1.000	Quarterly	06/20/2027	2.232		5,600	(1,093)	892	0	(201)

HUS	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2024	0.113		900	10	(8)	2	0

JPM	Banco do Brasil SA	1.000	Quarterly	12/20/2024	0.842		8,700	(195)	208	13	0
	Chile Government International Bond	1.000	Quarterly	06/20/2027	0.303		7,500	(133)	293	160	0
	Philippines Government International Bond	1.000	Quarterly	06/20/2029	0.629		5,500	101	(5)	96	0
	Poland Government International Bond	1.000	Quarterly	06/20/2028	0.637		2,800	(7)	48	41	0
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2024	0.113		21,900	283	(231)	52	0

MYC	Chile Government International Bond	1.000	Quarterly	12/20/2024	0.102		2,700	7	11	18	0
	Chile Government International Bond	1.000	Quarterly	12/20/2026	0.264		6,600	38	88	126	0
	Egypt Government International Bond	1.000	Quarterly	12/20/2024	3.138		800	(108)	97	0	(11)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	0.122		1,300	(1)	4	3	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.153		3,500	(13)	36	23	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2027	0.531		2,400	(83)	117	34	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2028	0.723		1,400	(27)	42	15	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2028	0.835		1,400	(15)	25	10	0
	Panama Government International Bond	1.000	Quarterly	12/20/2025	0.737		5,000	12	16	28	0
	Peru Government International Bond	1.000	Quarterly	06/20/2026	0.254		11,400	14	170	184	0
	Qatar Government International Bond	1.000	Quarterly	12/20/2026	0.209		2,200	32	14	46	0
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2024	0.113		11,100	60	(34)	26	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	47

Schedule of Investments	PIMCO Emerging Markets Bond Fund	(Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
	South Africa Government International Bond	1.000%	Quarterly	12/20/2026	1.600%	$	3,000	$(134)	$89	$0	$(45)
	Turkey Government International Bond	1.000	Quarterly	06/20/2027	2.232		2,700	(534)	437	0	(97)

MYI	Peru Government International Bond	1.000	Quarterly	06/20/2026	0.254		1,200	10	9	19	0

								$(2,369)	$6,635	$5,140	$(874)

Total Swap Agreements								$(3,214)	$6,268	$5,142	$(2,088)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
AZD	$110	$0	$0	$110	$0	$0	$0	$0	$110	$0	$110
BOA	477	0	107	584	(442)	0	(764)	(1,206)	(622)	686	64
BPS	479	0	330	809	(260)	0	(213)	(473)	336	(373)	(37)
BRC	78	0	999	1,077	(141)	0	(142)	(283)	794	(840)	(46)
CBK	585	0	72	657	(160)	0	(68)	(228)	429	(290)	139
DUB	1,624	0	934	2,558	(132)	0	(7)	(139)	2,419	(1,810)	609
FAR	0	0	0	0	0	0	0	0	0	(1,140)	(1,140)
GLM	394	0	755	1,149	(253)	0	0	(253)	896	(540)	356
GST	0	0	1,047	1,047	0	0	(631)	(631)	416	(270)	146
HUS	0	0	2	2	0	0	(4)	(4)	(2)	0	(2)
JPM	407	0	362	769	(507)	0	(102)	(609)	160	(270)	(110)
MBC	363	0	0	363	(337)	0	0	(337)	26	0	26
MYC	0	0	515	515	0	0	(157)	(157)	358	(550)	(192)
MYI	763	6	19	788	(579)	0	0	(579)	209	(270)	(61)
RBC	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
SCX	327	0	0	327	(536)	0	0	(536)	(209)	291	82
SOG	6	0	0	6	0	0	0	0	6	0	6
SSB	77	0	0	77	(625)	0	0	(625)	(548)	684	136
TOR	1	0	0	1	(7)	0	0	(7)	(6)	0	(6)
UAG	556	0	0	556	(7)	0	0	(7)	549	(720)	(171)

Total Over the Counter	$6,247	$6	$5,142	$11,395	$(3,988)	$0	$(2,088)	$(6,076)

(p)

Securities with an aggregate market value of $1,660 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2024.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

48	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2024

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$59	$59
Swap Agreements	0	10	0	0	1,247	1,257

	$0	$10	$0	$0	$1,306	$1,316

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,247	$0	$6,247
Purchased Options	0	0	0	6	0	6
Swap Agreements	0	5,142	0	0	0	5,142

	$0	$5,142	$0	$6,253	$0	$11,395

	$0	$5,152	$0	$6,253	$1,306	$12,711

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$542	$542
Swap Agreements	0	9	0	0	475	484

	$0	$9	$0	$0	$1,017	$1,026

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,988	$0	$3,988
Swap Agreements	0	2,088	0	0	0	2,088

	$0	$2,088	$0	$3,988	$0	$6,076

	$0	$2,097	$0	$3,988	$1,017	$7,102

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$34	$34
Futures	0	0	0	0	(14,445)	(14,445)
Swap Agreements	0	(1,211)	0	0	3,427	2,216

	$0	$(1,211)	$0	$0	$(10,984)	$(12,195)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(11,587)	$0	$(11,587)
Written Options	0	0	0	0	733	733
Swap Agreements	0	10,312	0	0	0	10,312

	$0	$10,312	$0	$(11,587)	$733	$(542)

	$0	$9,101	$0	$(11,587)	$(10,251)	$(12,737)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(7,068)	$(7,068)
Swap Agreements	0	(2,718)	0	0	(208)	(2,926)

	$0	$(2,718)	$0	$0	$(7,276)	$(9,994)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,616	$0	$7,616
Purchased Options	0	0	0	(115)	0	(115)
Swap Agreements	0	(434)	0	0	0	(434)

	$0	$(434)	$0	$7,501	$0	$7,067

	$0	$(3,152)	$0	$7,501	$(7,276)	$(2,927)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	49

Schedule of Investments	PIMCO Emerging Markets Bond Fund	(Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Angola
Sovereign Issues	$0	$1,125	$0	$1,125
Argentina
Sovereign Issues	0	39,225	0	39,225
Armenia
Sovereign Issues	0	3,662	0	3,662
Austria
Corporate Bonds & Notes	0	1,371	0	1,371
Azerbaijan
Corporate Bonds & Notes	0	7,590	0	7,590
Loan Participations and Assignments	0	0	496	496
Bahrain
Sovereign Issues	0	8,236	0	8,236
Benin
Sovereign Issues	0	976	0	976
Brazil
Corporate Bonds & Notes	0	35,171	0	35,171
Sovereign Issues	0	64,828	0	64,828
Bulgaria
Sovereign Issues	0	8,214	0	8,214
Cameroon
Sovereign Issues	0	4,516	0	4,516
Cayman Islands
Convertible Bonds & Notes	0	4,667	0	4,667
Corporate Bonds & Notes	0	19,526	0	19,526
Chile
Corporate Bonds & Notes	0	20,669	0	20,669
Sovereign Issues	0	16,141	0	16,141
China
Common Stocks	751	0	0	751
Corporate Bonds & Notes	0	32	0	32
Colombia
Corporate Bonds & Notes	0	5,574	0	5,574
Loan Participations and Assignments	0	0	17,632	17,632
Sovereign Issues	0	24,324	0	24,324
Costa Rica
Sovereign Issues	0	2,660	0	2,660
Czech Republic
Corporate Bonds & Notes	0	2,345	0	2,345
Dominican Republic
Sovereign Issues	0	59,659	0	59,659
Ecuador
Sovereign Issues	0	19,527	0	19,527
Egypt
Sovereign Issues	0	46,865	0	46,865
El Salvador
Sovereign Issues	0	9,997	0	9,997
Gabon
Sovereign Issues	0	299	0	299
Georgia
Corporate Bonds & Notes	0	183	0	183
Ghana
Sovereign Issues	0	12,209	0	12,209
Guatemala
Sovereign Issues	0	13,383	0	13,383
Hong Kong
Corporate Bonds & Notes	0	11,193	0	11,193
Sovereign Issues	0	2,168	0	2,168
Hungary
Sovereign Issues	0	27,095	0	27,095
India
Corporate Bonds & Notes	0	7,844	0	7,844

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Indonesia
Corporate Bonds & Notes	$0	$47,345	$0	$47,345
Sovereign Issues	0	7,952	0	7,952
Ireland
Sovereign Issues	0	18,443	0	18,443
Israel
Corporate Bonds & Notes	0	12,322	0	12,322
Sovereign Issues	0	9,837	0	9,837
U.S. Government Agencies	0	100	0	100
Ivory Coast
Loan Participations and Assignments	0	0	4,566	4,566
Sovereign Issues	0	15,965	0	15,965
Jamaica
Corporate Bonds & Notes	0	1,570	0	1,570
Jordan
Sovereign Issues	0	4,316	0	4,316
Kazakhstan
Corporate Bonds & Notes	0	15,416	0	15,416
Sovereign Issues	0	1,253	0	1,253
Kenya
Sovereign Issues	0	7,540	0	7,540
Lebanon
Sovereign Issues	0	564	0	564
Luxembourg
Common Stocks	0	0	5,207	5,207
Corporate Bonds & Notes	0	50,723	849	51,572
Macedonia
Sovereign Issues	0	7,239	0	7,239
Malaysia
Corporate Bonds & Notes	0	5,847	0	5,847
Mexico
Common Stocks	0	2	0	2
Corporate Bonds & Notes	0	67,490	0	67,490
Sovereign Issues	0	63,001	0	63,001
Mongolia
Sovereign Issues	0	517	0	517
Morocco
Corporate Bonds & Notes	0	5,483	0	5,483
Netherlands
Corporate Bonds & Notes	0	4,697	0	4,697
Nigeria
Corporate Bonds & Notes	0	7,980	0	7,980
Sovereign Issues	0	13,588	0	13,588
Oman
Sovereign Issues	0	20,263	0	20,263
Pakistan
Sovereign Issues	0	15,773	0	15,773
Panama
Corporate Bonds & Notes	0	7,350	0	7,350
Sovereign Issues	0	38,980	0	38,980
Paraguay
Sovereign Issues	0	8,682	0	8,682
Peru
Corporate Bonds & Notes	0	13,238	0	13,238
Sovereign Issues	0	1,207	0	1,207
Philippines
Corporate Bonds & Notes	0	3,406	0	3,406
Sovereign Issues	0	8,325	0	8,325
Poland
Sovereign Issues	0	21,442	0	21,442
Qatar
Corporate Bonds & Notes	0	16,624	0	16,624
Sovereign Issues	0	7,904	0	7,904
Romania
Sovereign Issues	0	34,817	0	34,817

50	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2024

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Russia
Sovereign Issues	$0	$261	$0	$261
Saudi Arabia
Corporate Bonds & Notes	0	12,351	0	12,351
Sovereign Issues	0	35,945	0	35,945
Senegal
Sovereign Issues	0	5,661	0	5,661
Serbia
Loan Participations and Assignments	0	0	5,473	5,473
Sovereign Issues	0	17,558	0	17,558
South Africa
Corporate Bonds & Notes	0	23,291	20,955	44,246
Sovereign Issues	0	24,312	0	24,312
South Korea
Corporate Bonds & Notes	0	14,960	0	14,960
Sovereign Issues	0	3,080	0	3,080
Sri Lanka
Sovereign Issues	0	9,158	0	9,158
Supranational
Corporate Bonds & Notes	0	6,110	0	6,110
Tanzania
Loan Participations and Assignments	0	0	4,578	4,578
Thailand
Corporate Bonds & Notes	0	2,648	0	2,648
Trinidad and Tobago
Sovereign Issues	0	2,718	0	2,718
Tunisia
Sovereign Issues	0	4,968	0	4,968
Turkey
Corporate Bonds & Notes	0	3,667	0	3,667
Loan Participations and Assignments	0	8,138	0	8,138
Sovereign Issues	0	61,789	0	61,789
Ukraine
Corporate Bonds & Notes	0	1,099	0	1,099
Sovereign Issues	0	12,850	0	12,850
United Arab Emirates
Corporate Bonds & Notes	0	14,414	0	14,414
Loan Participations and Assignments	0	0	10,891	10,891
Sovereign Issues	0	2,232	0	2,232
United Kingdom
Corporate Bonds & Notes	0	9,101	0	9,101
Non-Agency Mortgage-Backed Securities	0	13,242	0	13,242
United States
Asset-Backed Securities	0	13,813	62	13,875
Common Stocks	0	0	311	311
Corporate Bonds & Notes	0	11,956	0	11,956
Loan Participations and Assignments	0	0	4,683	4,683

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Non-Agency Mortgage-Backed Securities	$0	$49,587	$46	$49,633
U.S. Government Agencies	0	25,607	0	25,607
U.S. Treasury Obligations	0	65,298	0	65,298
Uruguay
Sovereign Issues	0	194	0	194
Uzbekistan
Corporate Bonds & Notes	0	192	0	192
Sovereign Issues	0	4,879	0	4,879
Venezuela
Corporate Bonds & Notes	0	7,032	0	7,032
Sovereign Issues	0	6,504	0	6,504
Vietnam
Sovereign Issues	0	1,068	0	1,068
Virgin Islands (British)
Corporate Bonds & Notes	0	3,347	0	3,347
Short-Term Instruments
Repurchase Agreements	0	85,596	0	85,596
U.S. Treasury Bills	0	1,025	0	1,025

	$751	$1,614,126	$75,749	$1,690,626

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$32,839	$0	$0	$32,839

Total Investments	$33,590	$1,614,126	$75,749	$1,723,465

Short Sales, at Value - Liabilities
Corporate Bonds & Notes	0	(2,827)	0	(2,827)
Sovereign Issues	0	(30,808)	0	(30,808)
U.S. Treasury Obligations	0	(53,953)	0	(53,953)

	$0	$(87,588)	$0	$(87,588)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	5	1,311	0	1,316
Over the counter	0	10,461	934	11,395

	$5	$11,772	$934	$12,711

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(178)	(848)	0	(1,026)
Over the counter	0	(6,076)	0	(6,076)

	$(178)	$(6,924)	$0	$(7,102)

Total Financial Derivative Instruments	$(173)	$4,848	$934	$5,609

Totals	$33,417	$1,531,386	$76,683	$1,641,486

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2024:

Category and Subcategory	Beginning Balance at 03/31/2023	Net Purchases(1)	Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2024	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2024(2)
Investments in Securities, at Value
Azerbaijan
Loan Participations and Assignments	$0	$732	$(250)	$0	$6	$8	$0	$0	$496	$8
Cayman Islands
Corporate Bonds & Notes	3,674	0	(371)	16	16	(23)	0	(3,312)	0	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	51

Schedule of Investments	PIMCO Emerging Markets Bond Fund	(Cont.)

Category and Subcategory	Beginning Balance at 03/31/2023	Net Purchases(1)		Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2024	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2024(2)
Colombia
Loan Participations and Assignments(3)	$12,979		$4,188	$0	$0	$0	$465	$0	$0	$17,632	$465
Ivory Coast
Loan Participations and Assignments	1,722		3,184	(453)	1	(44)	156	0	0	4,566	89
Luxembourg
Common Stocks	0		3,099	0	0	0	2,108	0	0	5,207	2,108
Corporate Bonds & Notes	1,017		0	(163)	12	3	(20)	0	0	849	(17)
Qatar
Loan Participations and Assignments	3,895		0	(3,900)	7	0	(2)	0	0	0	0
Russia
Sovereign Issues	1,271		4,000	(12,029)	(21)	(11,914)	18,693	0	0	0	0
Serbia
Loan Participations and Assignments	0		5,385	0	0	0	88	0	0	5,473	88
South Africa
Corporate Bonds & Notes	22,279		0	0	0	0	(1,324)	0	0	20,955	(1,324)
Tanzania
Loan Participations and Assignments	0		0	0	0	0	0	4,578	0	4,578	0
Turkey
Loan Participations and Assignments	17,328		0	(9,293)	73	(1,295)	1,325	0	(8,138)	0	0
United Arab Emirates
Loan Participations and Assignments	10,716		0	0	(47)	0	222	0	0	10,891	222
United States
Asset-Backed Securities	0		0	0	0	0	0	62	0	62	0
Common Stocks	311		0	0	0	0	0	0	0	311	0
Loan Participations and Assignments	5,534		0	(644)	1	1	(209)	0	0	4,683	(250)
Non-Agency Mortgage-Backed Securities	0		0	0	0	0	0	46	0	46	0

	$80,726		$20,588	$(27,103)	$42	$(13,227)	$21,487	$4,686	$(11,450)	$75,749	$1,389

Financial Derivative Instruments - Assets
Over the counter	$5	$		$0	$0	$0	$929	$0	$0	$934	$929

Financial Derivative Instruments - Liabilities
Over the counter	$(7)		$0	$77	$0	$0	$(70)	$0	$0	$0	$0

Totals	$80,724		$20,588	$(27,026)	$42	$(13,227)	$22,346	$4,686	$(11,450)	$76,683	$2,318

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2024	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)		Weighted Average
Investments in Securities, at Value
Azerbaijan
Loan Participations and Assignments	$496	Discounted Cash Flow	Discount Rate		3.980	—
Colombia
Loan Participations and Assignments	17,632	Discounted Cash Flow	Discount Rate		7.330	—
Ivory Coast
Loan Participations and Assignments	3,234	Discounted Cash Flow	Discount Rate		10.040	—
	1,332	Indicative Market Quotation	Broker Quote		98.000	—
Luxembourg
Common Stocks	5,207	Indicative Market Quotation	Broker Quote	$	24.125	—
Corporate Bonds & Notes	849	Discounted Cash Flow	Discount Rate		15.370	—

52	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2024

Category and Subcategory	Ending Balance at 03/31/2024	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)		Weighted Average
Serbia
Loan Participations and Assignments	$5,473	Discounted Cash Flow	Discount Rate		7.374	—
South Africa
Corporate Bonds & Notes	20,955	Discounted Cash Flow	Discount Rate		10.050	—
Tanzania
Loan Participations and Assignments	4,578	Third Party Vendor	Broker Quote		99.750	—
United Arab Emirates
Loan Participations and Assignments	10,891	Third Party Vendor	Broker Quote		101.880	—
United States
Asset-Backed Securities	62	Fair Valuation of Odd Lot Positions	Adjustment Factor		2.500	—
Common Stocks	311	Comparable Companies	EBITDA Multiple	X	4.300	—
Loan Participations and Assignments	4,683	Indicative Market Quotation	Broker Quote		90.000	—
Non-Agency Mortgage-Backed Securities	46	Fair Valuation of Odd Lot Positions	Adjustment Factor		2.500	—

Financial Derivative Instruments - Assets
Over the counter	934	Indicative Market Quotation	Broker Quote		5.510	—

Total	$76,683

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2024 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Country type updated from United States to Colombia since prior fiscal year end.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	53

Schedule of Investments	PIMCO Emerging Markets Corporate Bond Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 95.9%

ARGENTINA 0.9%

CORPORATE BONDS & NOTES 0.9%

MSU Energy SA
6.875% due 02/01/2025		$300	$247

YPF SA
6.950% due 07/21/2027		500	452
9.500% due 01/17/2031		200	204

			903

SOVEREIGN ISSUES 0.0%

Argentina Government International Bond
0.750% due 07/09/2030 þ		6	3
3.625% due 07/09/2035 þ		3	1

			4

Total Argentina (Cost $887)			907

AZERBAIJAN 0.2%

CORPORATE BONDS & NOTES 0.2%

Southern Gas Corridor CJSC
6.875% due 03/24/2026		$234	237

Total Azerbaijan (Cost $248)			237

BERMUDA 0.6%

CORPORATE BONDS & NOTES 0.6%

Credicorp Ltd.
2.750% due 06/17/2025		$400	385

Geopark Ltd.
5.500% due 01/17/2027		200	182

Total Bermuda (Cost $586)			567

BRAZIL 2.8%

CORPORATE BONDS & NOTES 2.8%

Banco BTG Pactual SA
4.500% due 01/10/2025		$200	197

Banco do Brasil SA
8.500% due 07/29/2026	MXN	7,000	404

Braskem Netherlands Finance BV
8.500% due 01/12/2031		$200	208

Odebrecht Oil & Gas Finance Ltd.
0.000% due 04/29/2024 (e)(f)		1,122	62

Rede D’or Finance SARL
4.500% due 01/22/2030		400	362

St Marys Cement, Inc.
5.750% due 04/02/2034 (a)		200	199

Suzano Austria GmbH
3.125% due 01/15/2032		500	416

Vale Overseas Ltd.
3.750% due 07/08/2030		400	360
6.875% due 11/21/2036		200	214

Vale SA
1.378% due 12/29/2049 ~(f)	BRL	5,700	369

			2,791

		SHARES
WARRANTS 0.0%

OAS SA - Exp. 01/21/2039 «(h)		131,712	0

Total Brazil (Cost $2,932)			2,791

		PRINCIPAL AMOUNT (000S)
CANADA 1.2%

CORPORATE BONDS & NOTES 1.2%

Canacol Energy Ltd.
5.750% due 11/24/2028		$200	89

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

First Quantum Minerals Ltd.
6.875% due 10/15/2027	$400	$384
8.625% due 06/01/2031	300	292
9.375% due 03/01/2029	400	415

Total Canada (Cost $1,245)		1,180

CAYMAN ISLANDS 10.2%

CONVERTIBLE BONDS & NOTES 0.2%

Sunac China Holdings Ltd. (1.000% PIK)
1.000% due 09/30/2032 (b)	$98	6

Wynn Macau Ltd.
4.500% due 03/07/2029	200	213

		219

CORPORATE BONDS & NOTES 10.0%

China Modern Dairy Holdings Ltd.
2.125% due 07/14/2026	500	453

CK Hutchison International Ltd.
4.750% due 04/21/2028	300	298

Emaar Sukuk Ltd.
3.635% due 09/15/2026	500	480

Health and Happiness International Holdings Ltd.
13.500% due 06/26/2026	200	214

IHS Holding Ltd.
5.625% due 11/29/2026	500	466

IIRSA Norte Finance Ltd.
8.750% due 05/30/2024	2	2

Kaisa Group Holdings Ltd.
9.375% due 06/30/2024 ^(c)	400	11

Longfor Group Holdings Ltd.
4.500% due 01/16/2028	200	124

Melco Resorts Finance Ltd.
5.375% due 12/04/2029	400	367
5.625% due 07/17/2027	550	527
5.750% due 07/21/2028	300	285

MGM China Holdings Ltd.
5.375% due 05/15/2024	500	499

Odebrecht Holdco Finance Ltd.
0.000% due 09/10/2058 (e)	2,121	1

OEC Finance Ltd. (4.375% PIK)
4.375% due 10/25/2029 (b)	184	11

OEC Finance Ltd. (5.250% PIK)
5.250% due 12/27/2033 (b)	1,264	73

OEC Finance Ltd. (7.125% PIK)
7.125% due 12/26/2046 (b)	766	52

QNB Finance Ltd.
1.375% due 01/26/2026	300	279
2.625% due 05/12/2025	1,100	1,065
2.750% due 02/12/2027	300	281

Sable International Finance Ltd.
5.750% due 09/07/2027	200	193

Sands China Ltd.
3.250% due 08/08/2031	200	168
4.625% due 06/18/2030	600	551
5.125% due 08/08/2025	600	592
5.400% due 08/08/2028	600	589

Saudi Electricity Sukuk Programme Co.
5.684% due 04/11/2053	200	197

SNB Funding Ltd.
2.750% due 10/02/2024	400	394
2.900% due 01/29/2027	600	566

Sunac China Holdings Ltd. (5.000% Cash or 6.000% PIK)
5.000% due 09/30/2026 (b)	32	4

Sunac China Holdings Ltd. (5.250% Cash or 6.250% PIK)
5.250% due 09/30/2027 (b)	32	3

Sunac China Holdings Ltd. (5.500% Cash or 6.500% PIK)
5.500% due 09/30/2027 (b)	65	6

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sunac China Holdings Ltd. (5.750% Cash or 6.750% PIK)
5.750% due 09/30/2028 (b)	$97	$7

Sunac China Holdings Ltd. (6.000% Cash or 7.000% PIK)
6.000% due 09/30/2029 (b)	97	7

Sunac China Holdings Ltd. (6.250% Cash or 7.250% PIK)
6.250% due 09/30/2030 (b)	46	3

Wynn Macau Ltd.
4.875% due 10/01/2024	400	396
5.500% due 01/15/2026	300	293

Zhongsheng Group Holdings Ltd.
3.000% due 01/13/2026	400	376

		9,833

Total Cayman Islands (Cost $12,537)		10,052

CHILE 4.5%

CORPORATE BONDS & NOTES 4.3%

AES Andes SA
6.300% due 03/15/2029 (j)	$500	505

Alfa Desarrollo SpA
4.550% due 09/27/2051	298	228

Banco de Chile
2.990% due 12/09/2031	800	696

Banco de Credito e Inversiones SA
3.500% due 10/12/2027	300	284
8.750% due 02/08/2029 •(f)(g)	200	206

Banco Santander Chile
2.700% due 01/10/2025 (j)	800	782

Celulosa Arauco y Constitucion SA
5.500% due 04/30/2049	500	428

Empresa Electrica Cochrane SpA
5.500% due 05/14/2027	52	51

Inversiones CMPC SA
3.000% due 04/06/2031	300	257
6.125% due 02/26/2034	400	407

Sociedad Quimica y Minera de Chile SA
6.500% due 11/07/2033	400	419

		4,263

SOVEREIGN ISSUES 0.2%

Chile Government International Bond
4.850% due 01/22/2029	200	199

Total Chile (Cost $4,552)		4,462

	SHARES
CHINA 0.5%

COMMON STOCKS 0.1%

Sunac Services Holdings Ltd.	261,529	62

	PRINCIPAL AMOUNT (000s)
CORPORATE BONDS & NOTES 0.4%

Yango Justice International Ltd.
7.500% due 04/15/2024 ^(c)	$400	2

Yunda Holding Investment Ltd.
2.250% due 08/19/2025	400	379

		381

Total China (Cost $860)		443

COLOMBIA 2.7%

CORPORATE BONDS & NOTES 1.4%

Banco Davivienda SA
6.650% due 04/22/2031 •(f)(g)	$200	141

54	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ecopetrol SA
4.625% due 11/02/2031		$400	$333
5.875% due 05/28/2045		550	411
8.375% due 01/19/2036		400	404
8.625% due 01/19/2029		100	106

			1,395

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.0%

Ecopetrol SA
TBD% due 08/16/2024 «µ		1,000	1,002

SOVEREIGN ISSUES 0.3%

Colombia Government International Bond
7.500% due 02/02/2034		300	307

Total Colombia (Cost $2,895)			2,704

CZECH REPUBLIC 0.5%

CORPORATE BONDS & NOTES 0.5%

EP Infrastructure AS
2.045% due 10/09/2028	EUR	300	282

EPH Financing International AS
6.651% due 11/13/2028		200	223

Total Czech Republic (Cost $490)			505

DOMINICAN REPUBLIC 0.9%

SOVEREIGN ISSUES 0.9%

Dominican Republic Central Bank Notes
13.000% due 12/05/2025	DOP	14,800	260

Dominican Republic International Bond
7.050% due 02/03/2031		$200	207
11.250% due 09/15/2035	DOP	24,000	441

Total Dominican Republic (Cost $874)			908

FRANCE 0.2%

CORPORATE BONDS & NOTES 0.2%

BNP Paribas SA
7.750% due 08/16/2029 •(f)(g)		$200	205

Total France (Cost $197)			205

GERMANY 0.2%

CORPORATE BONDS & NOTES 0.2%

Bayer AG
4.625% due 05/26/2033	EUR	200	223

Total Germany (Cost $224)			223

HONG KONG 1.9%

CORPORATE BONDS & NOTES 1.9%

AIA Group Ltd.
3.600% due 04/09/2029		$600	565
5.625% due 10/25/2027		300	307

Fortune Star BVI Ltd.
3.950% due 10/02/2026	EUR	300	262

Huarong Finance Co. Ltd.
5.500% due 01/16/2025		$300	298

Lenovo Group Ltd.
3.421% due 11/02/2030		500	439

Total Hong Kong (Cost $1,852)			1,871

HUNGARY 0.2%

CORPORATE BONDS & NOTES 0.2%

OTP Bank Nyrt
8.750% due 05/15/2033 •		$200	208

Total Hungary (Cost $198)			208

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDIA 4.0%

CORPORATE BONDS & NOTES 4.0%

Adani Electricity Mumbai Ltd.
3.949% due 02/12/2030	$262	$223

Adani Green Energy UP Ltd.
6.700% due 03/12/2042	200	194

Indian Railway Finance Corp. Ltd.
3.570% due 01/21/2032	400	354

IRB Infrastructure Developers, Inc.
7.110% due 03/11/2032	200	203

JSW Steel Ltd.
5.050% due 04/05/2032	600	529

ONGC Videsh Vankorneft Pte. Ltd.
3.750% due 07/27/2026	700	675

Reliance Industries Ltd.
2.875% due 01/12/2032	600	510

ReNew Pvt Ltd.
5.875% due 03/05/2027	200	195

ReNew Wind Energy AP2
4.500% due 07/14/2028	250	229

Shriram Finance Ltd.
4.150% due 07/18/2025	234	227
6.625% due 04/22/2027	300	302

State Bank of India
1.800% due 07/13/2026	300	277

Total India (Cost $4,115)		3,918

INDONESIA 3.5%

CORPORATE BONDS & NOTES 3.5%

Bank Mandiri Persero Tbk PT
4.750% due 05/13/2025	$400	396

Bank Negara Indonesia Persero Tbk PT
3.750% due 03/30/2026 (g)	500	478

Cikarang Listrindo Tbk PT
4.950% due 09/14/2026	300	289

Freeport Indonesia PT
4.763% due 04/14/2027	600	587
6.200% due 04/14/2052	600	597

Indofood CBP Sukses Makmur Tbk PT
3.398% due 06/09/2031	300	261

LLPL Capital Pte. Ltd.
6.875% due 02/04/2039	310	310

Medco Maple Tree Pte Ltd.
8.960% due 04/27/2029	500	521

Total Indonesia (Cost $3,424)		3,439

IRELAND 0.2%

CORPORATE BONDS & NOTES 0.2%

AerCap Ireland Capital DAC
6.100% due 01/15/2027	$150	152

Alfa Bank AO Via Alfa Bond Issuance PLC
5.950% due 04/15/2030 ^«(c)(g)	900	54

Sovcombank Via SovCom Capital DAC
3.400% due 01/26/2025 ^«(c)	800	22

Total Ireland (Cost $1,846)		228

ISRAEL 4.4%

CORPORATE BONDS & NOTES 3.8%

Bank Hapoalim BM
3.255% due 01/21/2032 •(g)	$500	450

Bank Leumi Le-Israel BM
7.129% due 07/18/2033 •(g)	900	890

Energian Israel Finance Ltd.
5.375% due 03/30/2028	400	366

ICL Group Ltd.
6.375% due 05/31/2038	400	381

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Israel Electric Corp. Ltd.
3.750% due 02/22/2032		$300	$255
4.250% due 08/14/2028		800	746

Leviathan Bond Ltd.
6.125% due 06/30/2025		200	197
6.500% due 06/30/2027		500	484

			3,769

SOVEREIGN ISSUES 0.6%

Israel Government International Bond
5.375% due 03/12/2029		200	201
5.500% due 03/12/2034		200	198
5.750% due 03/12/2054		200	192

			591

Total Israel (Cost $4,556)			4,360

ITALY 0.2%

CORPORATE BONDS & NOTES 0.2%

Nexi SpA
2.125% due 04/30/2029	EUR	200	194

Total Italy (Cost $177)			194

KAZAKHSTAN 1.4%

CORPORATE BONDS & NOTES 1.4%

KazMunayGas National Co. JSC
6.375% due 10/24/2048		$1,100	1,030

Tengizchevroil Finance Co. International Ltd.
3.250% due 08/15/2030		400	325

Total Kazakhstan (Cost $1,339)			1,355

LUXEMBOURG 3.7%

CORPORATE BONDS & NOTES 3.7%

Ambipar Lux SARL
9.875% due 02/06/2031		$200	201

Andrade Gutier International SA (9.000% Cash or 10.500% PIK)
9.000% due 12/28/2029 (b)		1	0

Chile Electricity Lux MPC SARL
6.010% due 01/20/2033		400	404

Greensaif Pipelines Bidco SARL
6.129% due 02/23/2038		300	305
6.510% due 02/23/2042		200	208

Guara Norte SARL
5.198% due 06/15/2034		514	469

MHP Lux SA
6.950% due 04/03/2026		200	168

Millicom International Cellular SA
7.375% due 04/02/2032 (a)		700	704

Petrorio Luxembourg Trading SARL
6.125% due 06/09/2026		400	394

Raizen Fuels Finance SA
6.450% due 03/05/2034		200	205
6.950% due 03/05/2054		200	206

Severstal OAO Via Steel Capital SA
3.150% due 09/16/2024 ^«(c)		700	33

TMS Issuer SARL
5.780% due 08/23/2032		200	206

Unigel Luxembourg SA
8.750% due 10/01/2026 ^(c)		600	188

Total Luxembourg (Cost $4,790)			3,691

MALAYSIA 1.2%

CORPORATE BONDS & NOTES 1.2%

Axiata Spv5 Labuan Ltd.
3.064% due 08/19/2050		$600	409

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	55

Schedule of Investments	PIMCO Emerging Markets Corporate Bond Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Misc Capital Two Labuan Ltd.
3.625% due 04/06/2025		$500	$490

Petronas Capital Ltd.
3.404% due 04/28/2061		400	276

			1,175

SOVEREIGN ISSUES 0.0%

Malaysia Government Investment Issue
3.465% due 10/15/2030	MYR	70	15
4.245% due 09/30/2030		70	15

			30

Total Malaysia (Cost $1,181)			1,205

MAURITIUS 0.4%

CORPORATE BONDS & NOTES 0.4%

Greenko Solar Mauritius Ltd.
5.550% due 01/29/2025		$400	396

Total Mauritius (Cost $400)			396

		SHARES
MEXICO 5.3%

COMMON STOCKS 0.0%

Hipotecaria Su Casita SA de CV «(d)		172,487	0

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 5.3%

Banco Inbursa SA Institucion De Banca Multiple Grupo Financiero Inbursa
4.375% due 04/11/2027		$900	868

Banco Mercantil del Norte SA
5.875% due 01/24/2027 •(f)(g)		200	191

Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand
5.375% due 04/17/2025		1,000	997

BBVA Bancomer SA
8.125% due 01/08/2039 •(g)		700	726

Braskem Idesa SAPI
7.450% due 11/15/2029		200	164

Cibanco SA Ibm
4.962% due 07/18/2029		500	483

Grupo Bimbo SAB de CV
4.000% due 09/06/2049		300	237

Industrias Penoles SAB de CV
4.750% due 08/06/2050		500	391

Metalsa SA de CV
3.750% due 05/04/2031		500	406

Sitios Latinoamerica SAB de CV
5.375% due 04/04/2032		300	280

Trust Fibra Uno
6.390% due 01/15/2050		300	243
7.375% due 02/13/2034		200	200

			5,186

Total Mexico (Cost $6,747)			5,186

MOROCCO 1.1%

CORPORATE BONDS & NOTES 1.1%

OCP SA
5.125% due 06/23/2051		$800	605
6.875% due 04/25/2044		500	475

Total Morocco (Cost $1,233)			1,080

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MULTINATIONAL 0.9%

CORPORATE BONDS & NOTES 0.9%

ATP Tower Holdings LLC
4.050% due 04/27/2026		$200	$190

Digicel Intermediate Holdings Ltd. (12.000% PIK)
12.000% due 05/25/2027 (b)		194	191

GEMS MENASA Cayman Ltd.
7.125% due 07/31/2026		200	200

JBS USA LUX SA
6.750% due 03/15/2034		300	315

Total Multinational (Cost $868)			896

NETHERLANDS 3.7%

CORPORATE BONDS & NOTES 3.7%

IHS Netherlands Holdco BV
8.000% due 09/18/2027		$600	574

Metinvest BV
5.625% due 06/17/2025	EUR	300	293

NE Property BV
1.875% due 10/09/2026		500	505

Prosus NV
3.061% due 07/13/2031		$500	407
3.257% due 01/19/2027		300	278
3.832% due 02/08/2051		200	123
4.987% due 01/19/2052		300	221

Teva Pharmaceutical Finance Netherlands BV
3.750% due 05/09/2027	EUR	1,150	1,205

Total Netherlands (Cost $3,913)			3,606

NIGERIA 0.3%

CORPORATE BONDS & NOTES 0.3%

SEPLAT Energy PLC
7.750% due 04/01/2026		$300	292

Total Nigeria (Cost $306)			292

PANAMA 0.4%

CORPORATE BONDS & NOTES 0.2%

Telecomunicaciones Digitales SA
4.500% due 01/30/2030		$200	180

SOVEREIGN ISSUES 0.2%

Panama Government International Bond
6.875% due 01/31/2036		200	196

Total Panama (Cost $371)			376

PARAGUAY 0.5%

CORPORATE BONDS & NOTES 0.5%

Telefonica Celular del Paraguay SA
5.875% due 04/15/2027		$500	486

Total Paraguay (Cost $472)			486

PERU 3.2%

CORPORATE BONDS & NOTES 3.1%

Banco de Credito del Peru SA
2.700% due 01/11/2025		$450	439
3.125% due 07/01/2030 •(g)		300	288
5.850% due 01/11/2029		500	506

Banco Internacional del Peru SAA Interbank
3.250% due 10/04/2026		600	566

Credicorp Capital Sociedad Titulizadora SA
10.100% due 12/15/2043	PEN	500	136

Hunt Oil Co. of Peru LLC Sucursal Del Peru
8.550% due 09/18/2033		$200	214

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

InRetail Consumer
3.250% due 03/22/2028		$800	$720

Peru LNG SRL
5.375% due 03/22/2030		200	174

			3,043

SOVEREIGN ISSUES 0.1%

Peru Government International Bond
7.300% due 08/12/2033	PEN	400	108

Total Peru (Cost $3,267)			3,151

PHILIPPINES 0.4%

CORPORATE BONDS & NOTES 0.4%

Petron Corp.
5.950% due 04/19/2026 •(f)		$200	193

SMC Global Power Holdings Corp.
5.450% due 12/09/2026 •(f)		200	184

Total Philippines (Cost $294)			377

POLAND 0.2%

SOVEREIGN ISSUES 0.2%

Bank Gospodarstwa Krajowego
6.250% due 10/31/2028		$200	208

Total Poland (Cost $205)			208

QATAR 0.6%

CORPORATE BONDS & NOTES 0.6%

Nakilat, Inc.
6.067% due 12/31/2033		$250	261

Ras Laffan Liquefied Natural Gas Co. Ltd.
6.332% due 09/30/2027		307	312

Total Qatar (Cost $603)			573

ROMANIA 0.6%

SOVEREIGN ISSUES 0.6%

Romania Government International Bond
2.000% due 04/14/2033	EUR	400	332
5.625% due 02/22/2036		230	248

Total Romania (Cost $572)			580

RUSSIA 0.0%

CORPORATE BONDS & NOTES 0.0%

ALROSA Finance SA
3.100% due 06/25/2027 ^«(c)		$800	48

Total Russia (Cost $808)			48

SAUDI ARABIA 1.7%

CORPORATE BONDS & NOTES 1.7%

Saudi Arabian Oil Co.
2.250% due 11/24/2030		$900	760
4.250% due 04/16/2039		1,000	876

Total Saudi Arabia (Cost $1,793)			1,636

SINGAPORE 1.5%

CORPORATE BONDS & NOTES 1.5%

BOC Aviation Ltd.
1.750% due 01/21/2026		$600	562

GLP Pte. Ltd.
3.875% due 06/04/2025		200	177
4.500% due 05/17/2026 •(f)		200	94

56	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Medco Oak Tree Pte. Ltd.
7.375% due 05/14/2026		$600	$602

Total Singapore (Cost $1,440)			1,435

SOUTH AFRICA 2.7%

CORPORATE BONDS & NOTES 2.7%

AngloGold Ashanti Holdings PLC
3.375% due 11/01/2028		$400	360
3.750% due 10/01/2030		400	350

Development Bank of Southern Africa
8.600% due 10/21/2024 «	ZAR	18,200	955

Sasol Financing USA LLC
6.500% due 09/27/2028 (j)		$1,000	959

Total South Africa (Cost $2,967)			2,624

SOUTH KOREA 5.0%

CORPORATE BONDS & NOTES 4.6%

Hana Bank
3.250% due 03/30/2027 (j)		$400	380

Kookmin Bank
2.500% due 11/04/2030 (g)		700	583

Korea Southern Power Co. Ltd.
5.375% due 09/21/2026		300	301

LG Energy Solution Ltd.
5.750% due 09/25/2028		200	202

POSCO
4.875% due 01/23/2027		200	198

Shinhan Bank Co. Ltd.
3.875% due 03/24/2026 (g)		500	484

Shinhan Card Co. Ltd.
2.500% due 01/27/2027		400	367

Shinhan Financial Group Co. Ltd.
1.350% due 01/10/2026		800	746

SK Hynix, Inc.
1.500% due 01/19/2026		400	373
6.375% due 01/17/2028		200	206

SK On Co. Ltd.
5.375% due 05/11/2026		400	401

Woori Bank
5.125% due 08/06/2028 (g)		300	296

			4,537

SOVEREIGN ISSUES 0.4%

Korea Electric Power Corp.
5.375% due 04/06/2026		200	201

Korea Housing Finance Corp.
4.875% due 08/27/2027		200	200

			401

Total South Korea (Cost $5,100)			4,938

THAILAND 1.1%

CORPORATE BONDS & NOTES 1.1%

Bangkok Bank PCL
4.300% due 06/15/2027		$600	583

Kasikornbank PCL
3.343% due 10/02/2031 •(g)		500	465

			1,048

SOVEREIGN ISSUES 0.0%

Thailand Government International Bond
3.300% due 06/17/2038	THB	30	1
3.350% due 06/17/2033		40	1
3.450% due 06/17/2043		20	1

			3

Total Thailand (Cost $1,056)			1,051

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TURKEY 3.1%

CORPORATE BONDS & NOTES 2.0%

Arcelik AS
8.500% due 09/25/2028		$200	$208

Mersin Uluslararasi Liman Isletmeciligi AS
8.250% due 11/15/2028		400	414

TAV Havalimanlari Holding AS
8.500% due 12/07/2028		200	207

Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028		409	386

Yapi ve Kredi Bankasi AS
9.250% due 10/16/2028		700	745

			1,960

SOVEREIGN ISSUES 1.1%

Turkey Government International Bond
9.375% due 01/19/2033		300	334

Turkiye Ihracat Kredi Bankasi AS
7.500% due 02/06/2028		200	201
9.375% due 01/31/2026		500	524

			1,059

Total Turkey (Cost $2,877)			3,019

UKRAINE 0.1%

SOVEREIGN ISSUES 0.1%

Ukraine Government International Bond
4.375% due 01/27/2032	EUR	200	59
7.750% due 09/01/2026		$200	72

Total Ukraine (Cost $365)			131

UNITED ARAB EMIRATES 3.3%

CORPORATE BONDS & NOTES 3.3%

Abu Dhabi Commercial Bank PJSC
3.500% due 03/31/2027		$400	382

Emirates NBD Bank PJSC
5.875% due 10/11/2028		250	258

First Abu Dhabi Bank PJSC
5.125% due 10/13/2027		500	501

Kuwait Projects Co. SPC Ltd.
4.500% due 02/23/2027		500	444

Masdar Abu Dhabi Future Energy Co.
4.875% due 07/25/2033		500	491

NBK SPC Ltd.
1.625% due 09/15/2027 •		1,300	1,186

Total United Arab Emirates (Cost $3,329)			3,262

UNITED KINGDOM 3.5%

CORPORATE BONDS & NOTES 3.3%

Antofagasta PLC
2.375% due 10/14/2030		$200	168
5.625% due 05/13/2032		300	301

Avianca Midco PLC
9.000% due 12/01/2028		500	482

Endeavour Mining PLC
5.000% due 10/14/2026		200	189

Fresnillo PLC
4.250% due 10/02/2050		500	378

Standard Chartered PLC
6.170% due 01/09/2027 •		300	303
7.767% due 11/16/2028 •		400	428

Vedanta Resources Finance PLC
13.875% due 12/09/2028		252	230

WE Soda Investments Holding PLC
9.375% due 02/14/2031		200	206
9.500% due 10/06/2028		550	572

			3,257

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%

Canada Square Funding PLC
6.072% due 01/17/2059 •	GBP	78	$99

Rochester Financing PLC
5.923% due 12/18/2044 •		56	70

			169

Total United Kingdom (Cost $3,472)			3,426

UNITED STATES 7.5%

ASSET-BACKED SECURITIES 0.2%

Citigroup Mortgage Loan Trust
7.250% due 05/25/2036 þ		$212	108

Countrywide Asset-Backed Certificates Trust
5.664% due 09/25/2037 •		16	16

NovaStar Mortgage Funding Trust
5.644% due 09/25/2037 •		81	78

			202

CORPORATE BONDS & NOTES 3.9%

Bayer U.S. Finance LLC
6.875% due 11/21/2053		200	205

Bimbo Bakeries USA, Inc.
5.375% due 01/09/2036		200	199
6.050% due 01/15/2029		200	207

Cantor Fitzgerald LP
7.200% due 12/12/2028		200	207

Hanwha Q Cells Americas Holdings Corp.
5.000% due 07/27/2028		200	200

Hikma Finance USA LLC
3.250% due 07/09/2025		700	676

Invepar Holdings LLC
1.000% due 12/31/2049 «(h)		158	0

Kosmos Energy Ltd.
7.125% due 04/04/2026		500	493

Rio Oil Finance Trust
8.200% due 04/06/2028		505	516
9.750% due 01/06/2027		277	288

Stillwater Mining Co.
4.000% due 11/16/2026		300	269
4.000% due 11/16/2026 (j)		300	268

Wells Fargo & Co.
2.406% due 10/30/2025 •		300	294

			3,822

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.4%

Chevy Chase Funding LLC Mortgage-Backed Certificates
5.673% due 10/25/2035 •		232	213

Citigroup Mortgage Loan Trust
4.546% due 08/25/2036 ~		157	138

			351

U.S. GOVERNMENT AGENCIES 1.9%

Uniform Mortgage-Backed Security, TBA
4.000% due 05/01/2054		250	232
4.500% due 04/01/2054		250	238
5.000% due 05/01/2054		1,200	1,171
5.500% due 05/01/2054		250	249

			1,890

U.S. TREASURY OBLIGATIONS 1.1%

U.S. Treasury Bonds
1.375% due 11/15/2040		900	579
3.000% due 05/15/2045		600	479

			1,058

Total United States (Cost $7,796)			7,323

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	57

Schedule of Investments	PIMCO Emerging Markets Corporate Bond Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VIRGIN ISLANDS (BRITISH) 2.0%

CORPORATE BONDS & NOTES 2.0%

Champion Path Holdings Ltd.
4.850% due 01/27/2028		$200	$182

Gerdau Trade, Inc.
4.875% due 10/24/2027		200	196

Gold Fields Orogen Holdings BVI Ltd.
6.125% due 05/15/2029 (j)		500	508

NWD Finance BVI Ltd.
4.125% due 03/10/2028 •(f)		400	236

OAS Restructuring BVI Ltd.
5.000% due 03/31/2035 ^«(h)	BRL	356	3

Star Energy Geothermal Wayang Windu Ltd.
6.750% due 04/24/2033		$324	327

Studio City Co. Ltd.
7.000% due 02/15/2027		500	501

Total Virgin Islands (British) (Cost $1,973)			1,953

PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.7%

REPURCHASE AGREEMENTS (i) 0.7%
$680

Total Short-Term Instruments (Cost $680)	680

Total Investments in Securities (Cost $104,912)	94,386

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 8.3%

SHORT-TERM INSTRUMENTS 8.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.3%

PIMCO Short-Term Floating NAV Portfolio III	837,297	$8,144

Total Short-Term Instruments (Cost $8,142)		8,144

Total Investments in Affiliates (Cost $8,142)		8,144

Total Investments 104.2% (Cost $113,054)		$102,530

Financial Derivative Instruments (k)(l) 0.0% (Cost or Premiums, net $(153))		49

Other Assets and Liabilities, net (4.2)%		(4,152)

Net Assets 100.0%		$98,427

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	When-issued security.

(b)	Payment in-kind security.

(c)	Security is not accruing income as of the date of this report.

(d)	Security did not produce income within the last twelve months.

(e)	Zero coupon security.

(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(g)	Contingent convertible security.

(h) RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Invepar Holdings LLC 1.000% due 12/31/2049	11/16/2018	$0	$0	0.00%
OAS Restructuring BVI Ltd.5.000% due 03/31/2035	04/30/2019	15	3	0.00
OAS SA - Exp. 01/21/2039	04/30/2019	0	0	0.00

		$15	$3	0.00%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	03/28/2024	04/01/2024	$680	U.S. Treasury Notes 5.000% due 09/30/2025	$(694)	$680	$680

Total Repurchase Agreements						$(694)	$680	$680

58	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2024

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BPS	4.000%	03/18/2024	TBD	(3)	$(200)	$(200)
	4.300	03/18/2024	TBD	(3)	(233)	(233)
	5.150	03/18/2024	TBD	(3)	(192)	(193)
	5.200	03/18/2024	TBD	(3)	(1,249)	(1,252)
BRC	5.150	03/18/2024	TBD	(3)	(485)	(486)
SCX	5.570	09/13/2023	TBD	(3)	(359)	(370)

Total Reverse Repurchase Agreements						$(2,734)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BPS	$0	$(1,878)	$0	$(1,878)	$1,854	$(24)
BRC	0	(486)	0	(486)	509	23
FICC	680	0	0	680	(694)	(14)
SCX	0	(370)	0	(370)	391	21

Total Borrowings and Other Financing Transactions	$680	$(2,734)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(2,734)	$(2,734)

Total Borrowings	$0	$0	$0	$(2,734)	$(2,734)

Payable for reverse repurchase agreements					$(2,734)

(j)	Securities with an aggregate market value of $2,754 have been pledged as collateral under the terms of the above master agreements as of March 31, 2024.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(698) at a weighted average interest rate of 4.924%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(k) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2024	34	$3,639	$4	$0	$(4)
U.S. Treasury 10-Year Note June Futures	06/2024	14	1,551	5	0	(1)

				$9	$0	$(5)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	59

Schedule of Investments	PIMCO Emerging Markets Corporate Bond Fund	(Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund June Futures	06/2024	9	$(1,295)	$(19)	$0	$(6)
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2024	2	(229)	(2)	0	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2024	4	(516)	(15)	0	(2)

				$(36)	$0	$(8)

Total Futures Contracts				$(27)	$0	$(13)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
iTraxx Europe Main 41 5-Year Index	(1.000)%	Quarterly	06/20/2029	EUR	2,600	$(61)	$(2)	$(63)	$0	$(2)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.EM-39 5-Year Index	1.000%	Quarterly	06/20/2028	$	400	$(18)	$11	$(7)	$0	$0
CDX.EM-40 5-Year Index	1.000	Quarterly	12/20/2028		2,000	(98)	50	(48)	0	0

						$(116)	$61	$(55)	$0	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(5)	1-Day GBP-SONIO Compounded-OIS	4.000%	Annual	09/18/2029	GBP	1,700	$30	$6	$36	$5	$0
Pay	1-Day THB-THOR Compounded-OIS	2.500	Quarterly	03/20/2026	THB	7,750	0	2	2	0	0
Receive(5)	1-Day THB-THOR Compounded-OIS	2.250	Quarterly	09/18/2029		3,470	0	0	0	0	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/18/2025	$	10,700	65	14	79	7	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		4,600	12	19	31	7	0
Pay	1-Year BRL-CDI	12.131	Maturity	01/04/2027	BRL	3,500	28	(4)	24	0	0
Pay	6-Month AUD-BBR-BBSW	4.000	Semi-Annual	03/20/2029	AUD	3,300	(5)	8	3	4	0
Pay	6-Month CZK-PRIBOR	4.611	Annual	06/06/2028	CZK	6,800	3	11	14	0	(1)
Pay(5)	6-Month EUR-EURIBOR	2.750	Annual	09/18/2029	EUR	2,000	23	2	25	7	0
Pay	28-Day MXN-TIIE	8.207	Lunar	06/19/2028	MXN	3,700	0	(6)	(6)	0	0
Pay(5)	CAONREPO Index	3.500	Annual	12/18/2025	CAD	14,000	(35)	(9)	(44)	0	(4)

							$121	$43	$164	$30	$(5)

Total Swap Agreements							$(56)	$102	$46	$30	$(7)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$30	$30	$0	$ (13)	$ (7)	$ (20)

Cash of $807 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

60	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2024

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(l) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2024	NZD	366		$223	$5	$0
	04/2024		$35	AUD	54	0	0
	05/2024	AUD	54		$35	0	0

BOA	04/2024	CAD	66		49	0	0
	04/2024	EUR	159		172	1	0
	04/2024	JPY	14,265		94	0	0
	04/2024	MYR	3,608		788	32	0
	04/2024	SGD	17		13	0	0
	04/2024		$49	AUD	75	0	0
	04/2024		4,051	EUR	3,731	0	(26)
	04/2024		115	GBP	90	0	(2)
	04/2024		787	MYR	3,629	0	(26)
	05/2024	AUD	75		$49	0	0
	05/2024	EUR	3,731		4,056	26	0
	05/2024		$94	JPY	14,201	0	0
	07/2024	PLN	190		$47	0	(1)

BPS	04/2024	CAD	176		130	0	0
	04/2024	EUR	149		162	1	0
	04/2024	GBP	399		506	3	0
	04/2024	MYR	373		80	2	0
	04/2024	NZD	99		60	1	0
	04/2024		$58	EUR	53	0	(1)
	06/2024	TWD	1,254		$40	1	0
	06/2024		$69	COP	268,260	0	(1)
	06/2024		47	INR	3,882	0	0
	06/2024		64	KRW	82,315	0	(3)
	06/2024		59	THB	2,074	0	(2)
	07/2024	PLN	199		$50	0	0

BRC	04/2024	HKD	137		18	0	0
	04/2024		$37	NOK	386	0	(1)
	04/2024		228	TRY	7,267	0	(4)
	05/2024	GBP	309		$391	1	0
	05/2024		$17	TRY	566	0	0
	06/2024	CZK	6,152		$266	4	0
	06/2024		$14	INR	1,121	0	0

CBK	04/2024	BRL	302		$60	0	0
	04/2024	CHF	296		337	8	0
	04/2024	NZD	94		57	1	0
	04/2024		$61	BRL	302	0	(1)
	04/2024		58	ZAR	1,096	0	(1)
	05/2024		60	BRL	303	0	0
	06/2024	ILS	183		$50	0	0
	06/2024	KRW	14,643		11	1	0
	06/2024	PEN	1,306		351	0	0
	06/2024		$5	COP	21,467	0	0
	07/2024		13	PLN	51	0	0

DUB	05/2024		250	BRL	1,244	0	(2)

FAR	04/2024	EUR	3,862		$4,198	32	0

GLM	04/2024	AUD	104		68	0	0
	05/2024	DOP	27,035		456	1	0
	05/2024		$57	TRY	1,967	1	0
	06/2024		6	MYR	28	0	0
	08/2024		23	COP	99,406	2	0
	03/2025		18	TRY	861	0	0

JPM	04/2024		423	EUR	386	0	(6)
	06/2024	IDR	148,480		$9	0	0
	06/2024	INR	9,104		109	0	0
	06/2024	PEN	322		87	1	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	61

Schedule of Investments	PIMCO Emerging Markets Corporate Bond Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	06/2024	THB	121		$3	$0	$0
	06/2024	TWD	1,181		38	1	0
	06/2024		$14	ILS	53	0	0
	06/2024		22	INR	1,818	0	0
	06/2024		1	MXN	8	0	0
	08/2024		46	COP	198,939	4	0

MBC	04/2024	THB	6,311		177	4	0
	04/2024		$549	CAD	745	1	0
	05/2024	AUD	72		$47	0	0
	05/2024	CAD	744		549	0	(1)
	05/2024	NZD	99		59	0	0
	06/2024		$23	INR	1,944	0	0
	07/2024	PLN	313		$78	0	0

MYI	04/2024	AUD	89		58	0	0
	04/2024	CAD	429		316	0	(1)
	04/2024	HUF	25,240		69	0	0
	04/2024	SEK	274		27	1	0
	04/2024	SGD	17		13	0	0
	06/2024	IDR	316,908		20	1	0
	06/2024	KRW	5,218		4	0	0
	06/2024		$54	INR	4,449	0	0
	06/2024		12	MYR	57	0	0
	06/2024		69	PEN	253	0	(1)

RBC	04/2024	CAD	76		$56	0	0
	04/2024	MXN	11		1	0	0

SCX	04/2024		$96	JPY	14,323	0	(2)
	04/2024		276	NZD	460	0	(1)
	05/2024	NZD	460		$276	2	0
	05/2024		$30	NOK	325	0	0
	06/2024	PHP	7,656		$138	2	0
	06/2024		$340	INR	28,320	0	(1)
	08/2024		21	COP	90,888	2	0

SSB	04/2024	CHF	43		$49	1	0
	04/2024	CLP	103,418		107	1	0
	04/2024		$0	HKD	3	0	0
	05/2024	MXN	6,082		$358	0	(6)
	06/2024	KRW	267,653		203	4	0
	06/2024		$118	IDR	1,851,622	0	(2)
	06/2024		75	KRW	99,348	0	(1)
	06/2024		98	PEN	361	0	(1)

TOR	04/2024	HKD	440		$56	0	0
	04/2024		$377	CHF	339	0	0
	05/2024	AUD	64		$42	0	0
	05/2024	CHF	338		377	0	0
	06/2024		$64	KRW	84,780	0	(1)

UAG	04/2024	ZAR	15,026		$802	10	0

Total Forward Foreign Currency Contracts						$158	$(95)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
BRC	South Korea Government International Bond	(1.000)%	Quarterly	06/20/2029	0.383%	$	750	$(22)	$0	$0	$(22)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
BRC	America Movil SAB de CV	1.000%	Quarterly	12/20/2025	0.333%	$	800	$(20)	$29	$9	$0
	Turkey Government International Bond	1.000	Quarterly	06/20/2028	2.645		300	(52)	34	0	(18)

CBK	Mexico Government International Bond	1.000	Quarterly	06/20/2026	0.360		50	0	1	1	0

GST	Poland Government International Bond	1.000	Quarterly	06/20/2024	0.211		200	1	0	1	0

JPM	Banco do Brasil SA	1.000	Quarterly	12/20/2024	0.842		200	(4)	4	0	0

MYC	Mexico Government International Bond	1.000	Quarterly	12/20/2028	0.835		300	(3)	5	2	0

								$(78)	$73	$13	$(18)

62	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2024

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	3-Month MYR-KLIBOR(6)	3.500%	Quarterly	09/18/2029	MYR	1,780	$3	$0	$3	$0

Total Swap Agreements								$(97)	$73	$16	$(40)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
AZD	$5	$0	$0	$5	$0	$0	$0	$0	$5	$0	$5
BOA	59	0	0	59	(55)	0	0	(55)	4	0	4
BPS	8	0	3	11	(7)	0	0	(7)	4	0	4
BRC	5	0	9	14	(5)	0	(40)	(45)	(31)	0	(31)
CBK	10	0	1	11	(2)	0	0	(2)	9	0	9
DUB	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
FAR	32	0	0	32	0	0	0	0	32	0	32
GLM	4	0	0	4	0	0	0	0	4	0	4
GST	0	0	1	1	0	0	0	0	1	0	1
JPM	6	0	0	6	(6)	0	0	(6)	0	0	0
MBC	5	0	0	5	(1)	0	0	(1)	4	0	4
MYC	0	0	2	2	0	0	0	0	2	0	2
MYI	2	0	0	2	(2)	0	0	(2)	0	0	0
SCX	6	0	0	6	(4)	0	0	(4)	2	0	2
SSB	6	0	0	6	(10)	0	0	(10)	(4)	0	(4)
TOR	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
UAG	10	0	0	10	0	0	0	0	10	0	10

Total Over the Counter	$158	$0	$16	$174	$(95)	$0	$(40)	$(135)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	63

Schedule of Investments	PIMCO Emerging Markets Corporate Bond Fund	(Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$30	$30

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$158	$0	$158
Swap Agreements	0	13	0	0	3	16

	$0	$13	$0	$158	$3	$174

	$0	$13	$0	$158	$33	$204

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$13	$13
Swap Agreements	0	2	0	0	5	7

	$0	$2	$0	$0	$18	$20

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$95	$0	$95
Swap Agreements	0	40	0	0	0	40

	$0	$40	$0	$95	$0	$135

	$0	$42	$0	$95	$18	$155

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	86	86
Swap Agreements	0	272	0	0	122	394

	$0	$272	$0	$0	$209	$481

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(230)	$0	$(230)
Written Options	0	0	0	0	8	8
Swap Agreements	0	90	0	0	(4)	86

	$0	$90	$0	$(230)	$4	$(136)

	$0	$362	$0	$(230)	$213	$345

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(45)	$(45)
Swap Agreements	0	32	0	0	(18)	14

	$0	$32	$0	$0	$(63)	$(31)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$196	$0	$196
Swap Agreements	0	13	0	0	0	13

	$0	$13	$0	$196	$0	$209

	$0	$45	$0	$196	$(63)	$178

64	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2024

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Argentina
Corporate Bonds & Notes	$0	$903	$0	$903
Sovereign Issues	0	4	0	4
Azerbaijan
Corporate Bonds & Notes	0	237	0	237
Bermuda
Corporate Bonds & Notes	0	567	0	567
Brazil
Corporate Bonds & Notes	0	2,791	0	2,791
Canada
Corporate Bonds & Notes	0	1,180	0	1,180
Cayman Islands
Convertible Bonds & Notes	0	219	0	219
Corporate Bonds & Notes	0	9,833	0	9,833
Chile
Corporate Bonds & Notes	0	4,263	0	4,263
Sovereign Issues	0	199	0	199
China
Common Stocks	62	0	0	62
Corporate Bonds & Notes	0	381	0	381
Colombia
Corporate Bonds & Notes	0	1,395	0	1,395
Loan Participations and Assignments	0	0	1,002	1,002
Sovereign Issues	0	307	0	307
Czech Republic
Corporate Bonds & Notes	0	505	0	505
Dominican Republic
Sovereign Issues	0	908	0	908
France
Corporate Bonds & Notes	0	205	0	205
Germany
Corporate Bonds & Notes	0	223	0	223
Hong Kong
Corporate Bonds & Notes	0	1,871	0	1,871
Hungary
Corporate Bonds & Notes	0	208	0	208
India
Corporate Bonds & Notes	0	3,918	0	3,918
Indonesia
Corporate Bonds & Notes	0	3,439	0	3,439
Ireland
Corporate Bonds & Notes	0	152	76	228
Israel
Corporate Bonds & Notes	0	3,769	0	3,769
Sovereign Issues	0	591	0	591
Italy
Corporate Bonds & Notes	0	194	0	194
Kazakhstan
Corporate Bonds & Notes	0	1,355	0	1,355
Luxembourg
Corporate Bonds & Notes	0	3,658	33	3,691
Malaysia
Corporate Bonds & Notes	0	1,175	0	1,175
Sovereign Issues	0	30	0	30
Mauritius
Corporate Bonds & Notes	0	396	0	396
Mexico
Corporate Bonds & Notes	0	5,186	0	5,186
Morocco
Corporate Bonds & Notes	0	1,080	0	1,080
Multinational
Corporate Bonds & Notes	0	896	0	896
Netherlands
Corporate Bonds & Notes	0	3,606	0	3,606
Nigeria
Corporate Bonds & Notes	0	292	0	292
Panama
Corporate Bonds & Notes	0	180	0	180
Sovereign Issues	0	196	0	196
Paraguay
Corporate Bonds & Notes	0	486	0	486

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Peru
Corporate Bonds & Notes	$0	$3,043	$0	$3,043
Sovereign Issues	0	108	0	108
Philippines
Corporate Bonds & Notes	0	377	0	377
Poland
Sovereign Issues	0	208	0	208
Qatar
Corporate Bonds & Notes	0	573	0	573
Romania
Sovereign Issues	0	580	0	580
Russia
Corporate Bonds & Notes	0	0	48	48
Saudi Arabia
Corporate Bonds & Notes	0	1,636	0	1,636
Singapore
Corporate Bonds & Notes	0	1,435	0	1,435
South Africa
Corporate Bonds & Notes	0	1,669	955	2,624
South Korea
Corporate Bonds & Notes	0	4,537	0	4,537
Sovereign Issues	0	401	0	401
Thailand
Corporate Bonds & Notes	0	1,048	0	1,048
Sovereign Issues	0	3	0	3
Turkey
Corporate Bonds & Notes	0	1,960	0	1,960
Sovereign Issues	0	1,059	0	1,059
Ukraine
Sovereign Issues	0	131	0	131
United Arab Emirates
Corporate Bonds & Notes	0	3,262	0	3,262
United Kingdom
Corporate Bonds & Notes	0	3,257	0	3,257
Non-Agency Mortgage-Backed Securities	0	169	0	169
United States
Asset-Backed Securities	0	202	0	202
Corporate Bonds & Notes	0	3,822	0	3,822
Non-Agency Mortgage-Backed Securities	0	351	0	351
U.S. Government Agencies	0	1,890	0	1,890
U.S. Treasury Obligations	0	1,058	0	1,058
Virgin Islands (British)
Corporate Bonds & Notes	0	1,950	3	1,953
Short-Term Instruments
Repurchase Agreements	0	680	0	680

	$62	$92,207	$2,117	$94,386

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$8,144	$0	$0	$8,144

Total Investments	$8,206	$92,207	$2,117	$102,530

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$30	$0	$30
Over the counter	$0	$174	$0	$174

	$0	$204	$0	$204

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(6)	(14)	0	(20)
Over the counter	0	(135)	0	(135)

	$(6)	$(149)	$0	$(155)

Total Financial Derivative Instruments	$(6)	$55	$0	$49

Totals	$8,200	$92,262	$2,117	$102,579

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	65

Schedule of Investments	PIMCO Emerging Markets Corporate Bond Fund	(Cont.)	March 31, 2024

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2024:

Category and Subcategory	Beginning Balance at 03/31/2023	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2024	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2024(1)
Investments in Securities, at Value
Colombia
Loan Participations and Assignments(2)	$969	$0	$0	$0	$0	$33	$0	$0	$1,002	$33
Ireland
Corporate Bonds & Notes	0	0	0	0	0	0	76	0	76	0
Luxembourg
Corporate Bonds & Notes	1	0	0	0	0	(1)	33	0	33	(1)
Russia
Corporate Bonds & Notes	0	0	0	0	0	0	48	0	48	0
South Africa
Corporate Bonds & Notes	1,015	0	0	0	0	(60)	0	0	955	(60)
Virgin Islands (British)
Corporate Bonds & Notes	4	0	0	0	0	(1)	0	0	3	(1)

Totals	$1,989	$0	$0	$0	$0	$(29)	$157	$0	$2,117	$(29)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2024	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)		Weighted Average
Investments in Securities, at Value
Colombia
Loan Participations and Assignments	$1,002	Discounted Cash Flow	Discount Rate		7.330	—
Ireland
Corporate Bonds & Notes	76	Third Party Vendor	Expected Recovery		2.710-6.000	5.058
Luxembourg
Corporate Bonds & Notes	33	Third Party Vendor	Expected Recovery		4.690	—
Russia
Corporate Bonds & Notes	48	Third Party Vendor	Expected Recovery		6.000	—
South Africa
Corporate Bonds & Notes	955	Discounted Cash Flow	Discount Rate		10.050	—
Virgin Islands (British)
Corporate Bonds & Notes	3	Expected Recovery	Price	BRL	4.985	—

Total	$2,117

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2024 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Country type updated from United States to Colombia since prior fiscal year end.

66	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Emerging Markets Currency and Short-Term Investments Fund	March 31, 2024

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 91.4%

ARGENTINA 0.0%

SOVEREIGN ISSUES 0.0%

Argentina Treasury Bond BONCER
0.000% due 06/30/2025 (f)	ARS	33,067	$46
4.000% due 10/14/2024		46,817	54

Total Argentina (Cost $96)			100

AZERBAIJAN 0.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%

State Oil Co. of the Azerbaijan Republic
8.305% (TSFR06M + 2.500%) due 11/26/2024 «~		$1,250	1,240

Total Azerbaijan (Cost $1,235)			1,240

BRAZIL 25.2%

CORPORATE BONDS & NOTES 0.9%

Banco BTG Pactual SA
4.500% due 01/10/2025		$200	198

Banco do Brasil SA
8.500% due 07/29/2026	MXN	42,000	2,425

Oi SA
0.000% due 02/25/2035 ^«	BRL	1,010	41

Vale SA
1.378% due 12/29/2049 ~(i)		27,540	1,781

			4,445

SOVEREIGN ISSUES 24.3%

Brazil Government International Bond
6.125% due 03/15/2034		$1,300	1,288

Brazil Letras do Tesouro Nacional
0.000% due 04/01/2024 (f)	BRL	6,700	1,336
0.000% due 07/01/2024 (f)		388,300	75,598
0.000% due 10/01/2024 (f)		223,700	42,506

Brazil Notas do Tesouro Nacional
10.000% due 01/01/2025		1,400	279

			121,007

Total Brazil (Cost $127,698)			125,452

CAYMAN ISLANDS 0.5%

ASSET-BACKED SECURITIES 0.3%

Anchorage Capital CLO Ltd.
6.626% due 07/15/2030 •		$1,151	1,151

MidOcean Credit CLO
6.611% due 01/29/2030 •		493	493

			1,644

CONVERTIBLE BONDS & NOTES 0.0%

Sunac China Holdings Ltd. (1.000% PIK)
1.000% due 09/30/2032 (b)		57	4

CORPORATE BONDS & NOTES 0.2%

Fish Pond Re Ltd.
9.362% (T-BILL 1MO + 4.000%) due 01/08/2027 ~		250	252

Interoceanica Finance Ltd.
0.000% due 11/30/2025 (f)		49	46

Kaisa Group Holdings Ltd.
9.375% due 06/30/2024 ^(c)		500	14
10.500% due 01/15/2025 ^(c)		1,200	29
11.700% due 11/11/2025 ^(c)		1,100	28

Red Dorsal Finance Ltd.
5.875% due 10/12/2031		580	558

Sunac China Holdings Ltd. (5.000% Cash or 6.000% PIK)
5.000% due 09/30/2026 (b)		19	2

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sunac China Holdings Ltd. (5.250% Cash or 6.250% PIK)
5.250% due 09/30/2027 (b)		$19	$2

Sunac China Holdings Ltd. (5.500% Cash or 6.500% PIK)
5.500% due 09/30/2027 (b)		38	3

Sunac China Holdings Ltd. (5.750% Cash or 6.750% PIK)
5.750% due 09/30/2028 (b)		57	4

Sunac China Holdings Ltd. (6.000% Cash or 7.000% PIK)
6.000% due 09/30/2029 (b)		57	4

Sunac China Holdings Ltd. (6.250% Cash or 7.250% PIK)
6.250% due 09/30/2030 (b)		27	2

			944

Total Cayman Islands (Cost $3,958)			2,592

CHILE 1.7%

SOVEREIGN ISSUES 1.7%

Bonos de la Tesoreria de la Republica
3.400% due 10/01/2039 (h)	CLP	1,112,806	1,263

Bonos de la Tesoreria de la Republica en pesos
5.000% due 10/01/2028		165,000	164
5.300% due 11/01/2037		135,000	131
5.800% due 10/01/2034		2,770,000	2,833
6.000% due 04/01/2033		3,155,000	3,270

Chile Government International Bond
4.850% due 01/22/2029		$600	596

Total Chile (Cost $8,741)			8,257

		SHARES
CHINA 0.5%

COMMON STOCKS 0.0%

Sunac Services Holdings Ltd.		154,978	37

		PRINCIPAL AMOUNT (000s)
SOVEREIGN ISSUES 0.5%

China Government International Bond
2.750% due 02/17/2032	CNY	3,920	556
3.020% due 05/27/2031		14,100	2,039

			2,595

Total China (Cost $2,650)			2,632

COLOMBIA 1.9%

CORPORATE BONDS & NOTES 0.5%

Empresas Publicas de Medellin ESP
7.625% due 09/10/2024	COP	10,460,000	2,643

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.4%

Ecopetrol SA
TBD% due 08/16/2024 «µ		$7,000	7,013

SOVEREIGN ISSUES 0.0%

Financiera de Desarrollo Territorial SA Findeter
7.875% due 08/12/2024	COP	248,000	63

Total Colombia (Cost $9,948)			9,719

CZECH REPUBLIC 0.4%

CORPORATE BONDS & NOTES 0.3%

EP Infrastructure AS
1.816% due 03/02/2031	EUR	2,000	1,722

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.1%

Czech Republic Government International Bond
2.000% due 10/13/2033	CZK	10,300	$373
2.500% due 08/25/2028		4,000	163

			536

Total Czech Republic (Cost $2,097)			2,258

DENMARK 0.0%
Total Denmark (Cost $0)			0

DOMINICAN REPUBLIC 2.6%

SOVEREIGN ISSUES 2.6%

Dominican Republic Central Bank Notes
12.000% due 10/03/2025	DOP	93,600	1,616
13.000% due 12/05/2025		356,400	6,254
13.000% due 01/30/2026		103,600	1,823

Dominican Republic International Bond
9.750% due 06/05/2026		38,034	648
11.250% due 09/15/2035		111,200	2,041
13.625% due 02/03/2033		19,600	402

Total Dominican Republic (Cost $12,450)			12,784

ECUADOR 0.4%

SOVEREIGN ISSUES 0.4%

Ecuador Government International Bond
2.500% due 07/31/2040 þ		$40	19
3.500% due 07/31/2035 þ(l)		1,112	587
6.000% due 07/31/2030 þ		2,110	1,436

Total Ecuador (Cost $1,462)			2,042

HUNGARY 0.4%

SOVEREIGN ISSUES 0.4%

Hungary Government International Bond
4.750% due 11/24/2032	HUF	172,200	413
6.125% due 05/22/2028		$1,000	1,026
6.750% due 10/22/2028	HUF	124,800	342

Total Hungary (Cost $1,725)			1,781

INDIA 0.6%

CORPORATE BONDS & NOTES 0.6%

HDFC Bank Ltd.
8.100% due 03/22/2025	INR	240,000	2,884

Total India (Cost $2,904)			2,884

INDONESIA 0.2%

CORPORATE BONDS & NOTES 0.2%

Indonesia Asahan Aluminium PT
4.750% due 05/15/2025		$1,000	988

Total Indonesia (Cost $988)			988

IRELAND 0.3%

ASSET-BACKED SECURITIES 0.3%

OAK Hill European Credit Partners DAC
4.710% due 10/20/2031 •	EUR	1,374	1,471

Total Ireland (Cost $1,618)			1,471

ISRAEL 0.5%

SOVEREIGN ISSUES 0.5%

Israel Government International Bond
5.375% due 03/12/2029		$800	802
5.500% due 03/12/2034		800	794
5.750% due 03/12/2054		800	767

Total Israel (Cost $2,357)			2,363

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	67

Schedule of Investments	PIMCO Emerging Markets Currency and Short-Term Investments Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IVORY COAST 1.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.9%

Ivory Coast Government International Bond
7.885% (EUR003M + 3.000%) due 06/28/2024 «~	EUR	3,000	$3,234

Republic of Cote d’lvoire
8.908% (EUR006M + 5.000%) due 03/19/2027 «~		1,140	1,205

			4,439

SOVEREIGN ISSUES 0.3%

Ivory Coast Government International Bond
4.875% due 01/30/2032		897	836
5.250% due 03/22/2030		419	422

			1,258

Total Ivory Coast (Cost $5,766)			5,697

LUXEMBOURG 0.2%

CORPORATE BONDS & NOTES 0.2%

Constellation Oil Services Holding SA
13.500% due 06/30/2025 «		$286	283

Constellation Oil Services Holding SA (3.000% Cash or 4.000% PIK)
3.000% due 12/31/2026 (b)		659	528

Total Luxembourg (Cost $831)			811

MEXICO 7.6%

SOVEREIGN ISSUES 7.6%

Mexico Government International Bond
3.000% due 12/03/2026 (h)	MXN	254,863	14,234
4.000% due 08/24/2034 (h)		8,928	498
5.750% due 03/05/2026		74,000	4,120
7.000% due 09/03/2026		200,000	11,307
7.500% due 06/03/2027		4,500	256
8.500% due 03/01/2029		104,900	6,116
8.500% due 05/31/2029		19,900	1,161

Total Mexico (Cost $36,460)			37,692

NETHERLANDS 0.6%

CORPORATE BONDS & NOTES 0.6%

JAB Holdings BV
4.500% due 04/08/2052		$4,200	3,169

Total Netherlands (Cost $3,206)			3,169

PANAMA 0.5%

SOVEREIGN ISSUES 0.5%

Panama Government International Bond
3.750% due 03/16/2025		$2,600	2,535

Total Panama (Cost $2,542)			2,535

PARAGUAY 0.2%

SOVEREIGN ISSUES 0.2%

Paraguay Government International Bond
7.900% due 02/09/2031	PYG	7,958,000	1,117

Total Paraguay (Cost $1,092)			1,117

PERU 1.8%

CORPORATE BONDS & NOTES 1.8%

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	16,180	4,301

Credicorp Capital Sociedad Titulizadora SA
10.100% due 12/15/2043		17,500	4,764

			9,065

Total Peru (Cost $9,187)			9,065

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
POLAND 0.8%

SOVEREIGN ISSUES 0.8%

Poland Government International Bond
1.250% due 10/25/2030	PLN	200	$39
1.750% due 04/25/2032		1,500	288
5.125% due 09/18/2034		$600	601
5.500% due 03/18/2054		600	598
6.000% due 10/25/2033	PLN	8,900	2,320
7.500% due 07/25/2028		900	244

Total Poland (Cost $3,857)			4,090

QATAR 0.2%

CORPORATE BONDS & NOTES 0.2%

QatarEnergy
1.375% due 09/12/2026		$800	734

Total Qatar (Cost $737)			734

ROMANIA 0.6%

SOVEREIGN ISSUES 0.6%

Romania Government International Bond
4.250% due 04/28/2036	RON	2,600	458
4.750% due 10/11/2034		200	38
5.375% due 03/22/2031	EUR	1,200	1,303
5.625% due 02/22/2036		1,200	1,292

Total Romania (Cost $3,004)			3,091

SINGAPORE 9.5%

SOVEREIGN ISSUES 9.5%

Singapore Government International Bond
2.125% due 06/01/2026	SGD	65,450	47,242

Total Singapore (Cost $47,712)			47,242

SOUTH AFRICA 5.3%

CORPORATE BONDS & NOTES 1.2%

Development Bank of Southern Africa
8.600% due 10/21/2024 «	ZAR	56,800	2,979

Prosus NV
5.500% due 07/21/2025		$2,500	2,502

Transnet SOC Ltd.
10.000% due 03/30/2029	ZAR	15,000	713

			6,194

SOVEREIGN ISSUES 4.1%

South Africa Government International Bond
2.000% due 01/31/2025 (h)		63,831	3,304
7.000% due 02/28/2031		33,800	1,439
8.000% due 01/31/2030		50,100	2,351
10.500% due 12/21/2026		244,400	13,272

			20,366

Total South Africa (Cost $28,520)			26,560

SOUTH KOREA 0.2%

SOVEREIGN ISSUES 0.2%

Korea National Oil Corp.
4.875% due 04/03/2029 (a)		$1,100	1,093

Total South Korea (Cost $1,092)			1,093

SUPRANATIONAL 3.6%

CORPORATE BONDS & NOTES 3.6%

Asian Development Bank
6.720% due 02/08/2028	INR	591,300	7,070

European Investment Bank
2.875% due 11/15/2029	PLN	18,800	4,106
6.950% due 03/01/2029	INR	520,300	6,241

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Inter-American Development Bank
7.000% due 01/25/2029	INR	34,000	$408

Total Supranational (Cost $18,023)			17,825

TURKEY 0.9%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.5%

SOCAR Turkey Enerji AS
7.348% (EUR006M + 3.450%) due 08/11/2026 ~	EUR	2,500	2,677

SOVEREIGN ISSUES 0.4%

Turkey Government International Bond
5.875% due 05/21/2030		1,600	1,728

Total Turkey (Cost $4,664)			4,405

UNITED KINGDOM 1.2%

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.7%

Canada Square Funding PLC
6.072% due 01/17/2059 •	GBP	391	494

Harbour PLC
6.122% due 01/28/2054 •		500	630

Rochester Financing PLC
5.923% due 12/18/2044 •		447	562

Stratton Mortgage Funding PLC
6.127% due 03/12/2052 •		111	140

Tower Bridge Funding PLC
5.943% due 12/20/2063 •		171	215

Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (f)		0	1,457

			3,498

SOVEREIGN ISSUES 0.5%

United Kingdom Gilt
4.375% due 07/31/2054		1,800	2,257

Total United Kingdom (Cost $5,680)			5,755

UNITED STATES 5.3%

ASSET-BACKED SECURITIES 2.5%

Bear Stearns Asset-Backed Securities Trust
4.920% due 07/25/2036 «~		$5	5

Citigroup Mortgage Loan Trust
5.504% due 07/25/2045 •		70	49

Countrywide Asset-Backed Certificates Trust
5.634% due 11/25/2037 •		1,059	983
5.744% due 03/25/2047 •		105	102

Credit-Based Asset Servicing & Securitization LLC
5.555% due 07/25/2037 •		22	15

Fremont Home Loan Trust
5.744% due 10/25/2036 •		2,848	1,160

GE-WMC Mortgage Securities Trust
5.524% due 08/25/2036 «•		22	9

GSAMP Trust
5.514% due 12/25/2036 •		81	39

HSI Asset Loan Obligation Trust
4.812% due 12/25/2036 •		33	10

Humboldt Americas LLC
0.000% due 01/31/2024 ^«(c)	COP	34,000,000	5,861

JP Morgan Mortgage Acquisition Trust
5.954% due 02/25/2036 •		$295	288

MASTR Asset-Backed Securities Trust
5.544% due 01/25/2037 •		167	49

Morgan Stanley ABS Capital, Inc. Trust
6.209% due 01/25/2035 •		185	177

Morgan Stanley Mortgage Loan Trust
6.488% due 11/25/2036 þ		1,053	241

OneMain Financial Issuance Trust
4.130% due 05/14/2035		1,800	1,763

RAAC Trust
6.144% due 02/25/2046 •		492	491

68	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Asset Securities Corp. Trust
6.404% due 08/25/2035 •	$216	$212

Securitized Asset-Backed Receivables LLC Trust
5.564% due 12/25/2036 •	243	56

WaMu Asset-Backed Certificates WaMu Trust
5.684% due 05/25/2037 •	1,358	1,195

		12,705

	SHARES
COMMON STOCKS 0.0%

Constellation Oil ‘B’ «(d)(j)	710,158	77

	PRINCIPAL AMOUNT (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 1.1%

Banc of America Mortgage Trust
5.209% due 07/25/2034 «~	$24	22

CitiMortgage Alternative Loan Trust
6.000% due 10/25/2036 •	716	571

Countrywide Alternative Loan Trust
4.390% due 10/25/2035 «~	6	5
5.724% due 04/25/2047 •	900	789
5.794% due 05/25/2036 •	1,199	487
6.004% due 12/25/2035 •	33	29

Countrywide Home Loan Mortgage Pass-Through Trust
5.984% due 04/25/2046 •	369	107

Credit Suisse Mortgage Capital Mortgage-Backed Trust
3.140% due 12/26/2059 ~	627	632

GSMPS Mortgage Loan Trust
5.794% due 01/25/2036 •	146	117

HarborView Mortgage Loan Trust
7.089% due 10/19/2035 •	240	126

IndyMac INDX Mortgage Loan Trust
6.084% due 07/25/2045 •	165	130

Mill City Mortgage Loan Trust
2.750% due 07/25/2059 ~	187	179

Mortgage Equity Conversion Asset Trust
5.510% due 05/25/2042 •	491	473

New York Mortgage Trust
5.984% due 04/25/2035 •	1,404	1,323

Structured Asset Mortgage Investments Trust
5.841% due 04/19/2035 «•	387	352

Structured Asset Securities Corp. Mortgage Loan Trust
6.000% due 10/25/2036	50	50

WaMu Mortgage Pass-Through Certificates Trust
4.629% due 03/25/2037 ~	51	46
5.814% due 05/25/2034 •	152	137

		5,575

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 1.7%

Colombia Government International Bond
1.000% due 03/11/2027	COP	6,632,000	$1,536
1.000% due 09/18/2030		8,118,700	1,924
1.000% due 03/26/2031		16,971,500	3,799
1.000% due 06/30/2032		4,575,000	994

			8,253

U.S. GOVERNMENT AGENCIES 0.0%

Freddie Mac
5.715% due 09/25/2031 •		$33	34
5.981% due 08/01/2035 •		1	1

			35

		SHARES
WARRANTS 0.0%

Constellation Oil ‘D’ - Exp. 06/10/2071 «(j)		1	0

Total United States (Cost $33,358)			26,645

		PRINCIPAL AMOUNT (000S)
ZAMBIA 0.2%

SOVEREIGN ISSUES 0.2%

Zambia Government International Bond
11.000% due 07/27/2025	ZMW	7,400	288
12.000% due 07/04/2025		8,100	311
12.000% due 05/03/2028		850	25
13.000% due 01/25/2031		280	8
22.000% due 01/22/2029		900	35
23.000% due 01/22/2031		9,300	362

Total Zambia (Cost $1,123)			1,029

SHORT-TERM INSTRUMENTS 16.0%

REPURCHASE AGREEMENTS (k) 1.0%
			5,107

SHORT-TERM NOTES 0.0%

Argentina Treasury Bond BONCER
3.750% due 05/20/2024	ARS	38,260	40

EGYPT TREASURY BILLS 0.5%
24.952% due 06/25/2024 (f)(g)	EGP	136,300	2,706

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HUNGARY TREASURY BILLS 5.6%
8.367% due 04/04/2024 (f)(g)	HUF	10,144,000	$27,790

JAPAN TREASURY BILLS 6.9%
(0.123)% due 04/08/2024 - 05/20/2024 (e)(f)	JPY	5,220,000	34,483

NIGERIA TREASURY BILLS 1.1%
21.762% due 04/29/2024 - 03/06/2025 (e)(f)	NGN	8,167,210	5,585

U.S. TREASURY BILLS 0.9%
5.370% due 04/30/2024 - 06/20/2024 (e)(f)(o)		$4,620	4,590

Total Short-Term Instruments (Cost $80,050)			80,301

Total Investments in Securities (Cost $466,831)			455,419

		SHARES
INVESTMENTS IN AFFILIATES 10.5%

SHORT-TERM INSTRUMENTS 10.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 10.5%

PIMCO Short Asset Portfolio		2,417,113	23,543

PIMCO Short-Term Floating NAV Portfolio III		2,961,903	28,810

Total Short-Term Instruments (Cost $52,937)			52,353

Total Investments in Affiliates (Cost $52,937)			52,353

Total Investments 101.9% (Cost $519,768)			$507,772

Financial Derivative Instruments (m)(n) 1.2% (Cost or Premiums, net $(1,723))			6,217

Other Assets and Liabilities, net (3.1)%			(15,909)

Net Assets 100.0%			$498,080

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	When-issued security.

(b)	Payment in-kind security.

(c)	Security is not accruing income as of the date of this report.

(d)	Security did not produce income within the last twelve months.

(e)	Coupon represents a weighted average yield to maturity.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	69

Schedule of Investments	PIMCO Emerging Markets Currency and Short-Term Investments Fund	(Cont.)

(f)	Zero coupon security.

(g)	Coupon represents a yield to maturity.

(h)	Principal amount of security is adjusted for inflation.

(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(j) RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Constellation Oil ‘B’	06/10/2022	$77	$77	0.02%
Constellation Oil ‘D’ - Exp. 06/10/2071	06/10/2022	0	0	0.00

		$77	$77	0.02%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	03/28/2024	04/01/2024	$5,107	U.S. Treasury Notes 5.000% due 09/30/2025	$(5,209)	$5,107	$5,108

Total Repurchase Agreements						$(5,209)	$5,107	$5,108

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
NOM	5.000%	02/22/2024	TBD	(3)	$(398)	$(400)

Total Reverse Repurchase Agreements						$(400)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
FICC	$5,108	$0	$0	$5,108	$(5,209)	$(101)
NOM	0	(400)	0	(400)	587	187

Total Borrowings and Other Financing Transactions	$5,108	$(400)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$0	$0	$(400)	$(400)

Total Borrowings	$0	$0	$0	$(400)	$(400)

Payable for reverse repurchase agreements					$(400)

(l)	Securities with an aggregate market value of $587 have been pledged as collateral under the terms of the above master agreements as of March 31, 2024.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(1,447) at a weighted average interest rate of 5.465%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.

70	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2024

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(m) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund June Futures	06/2024	12	$1,727	$26	$8	$0
U.S. Treasury 5-Year Note June Futures	06/2024	40	4,281	5	0	(5)
U.S. Treasury 10-Year Note June Futures	06/2024	34	3,767	22	0	(2)

				$53	$8	$(7)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
United Kingdom Long Gilt June Futures	06/2024	32	$(4,036)	$(17)	$0	$(19)

Total Futures Contracts				$36	$8	$(26)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Boeing Co.	1.000%	Quarterly	06/20/2026	0.650%	$	100	$1	$0	$1	$0	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(5)	1-Day GBP-SONIO Compounded-OIS	4.000%	Annual	09/18/2029	GBP	10,300	$196	$25	$221	$29	$0
Receive(5)	1-Day INR-MIBOR Compounded-OIS	6.384	Semi-Annual	06/20/2026	INR	1,307,600	(21)	17	(4)	0	(1)
Receive	1-Day INR-MIBOR Compounded-OIS	6.621	Semi-Annual	12/20/2028		213,714	(14)	(13)	(27)	0	(1)
Receive(5)	1-Day INR-MIBOR Compounded-OIS	6.250	Semi-Annual	09/18/2029		576,750	(6)	19	13	0	(4)
Pay(5)	1-Day INR-MIBOR Compounded-OIS	6.500	Semi-Annual	09/18/2029		298,730	22	7	29	2	0
Pay(5)	1-Day INR-MIBOR Compounded-OIS	6.397	Semi-Annual	06/20/2034		333,100	6	(1)	5	6	0
Receive(5)	1-Day JPY-MUTKCALM Compounded-OIS	0.200	Annual	06/19/2025	JPY	5,280,000	11	3	14	0	(4)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.232	Annual	10/05/2025		3,750,000	6	(30)	(24)	0	(3)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.350	Annual	03/21/2026		3,580,000	19	(48)	(29)	0	(4)
Receive(5)	1-Day SGD-SIBCSORA Compounded-OIS	3.000	Semi-Annual	09/18/2026	SGD	76,840	(113)	116	3	5	0
Receive	1-Day SGD-SIBCSORA Compounded-OIS	3.322	Semi-Annual	12/20/2028		4,722	(98)	55	(43)	1	0
Receive(5)	1-Day SGD-SIBCSORA Compounded-OIS	2.750	Semi-Annual	09/18/2029		5,380	15	22	37	2	0
Pay	1-Day THB-THOR Compounded-OIS	2.250	Quarterly	03/20/2026	THB	760,659	22	63	85	1	0
Pay	1-Day THB-THOR Compounded-OIS	2.500	Quarterly	03/20/2026		28,730	7	0	7	0	0
Pay	1-Day THB-THOR Compounded-OIS	2.770	Quarterly	12/20/2028		23,230	10	8	18	0	0
Receive(5)	1-Day THB-THOR Compounded-OIS	2.250	Quarterly	09/18/2029		797,600	(41)	(14)	(55)	0	(13)
Pay(5)	1-Day THB-THOR Compounded-OIS	3.000	Quarterly	09/18/2034		5,150	6	0	6	0	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.000	Annual	12/18/2025	$	100	1	0	1	0	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/18/2025		66,200	387	94	481	46	0
Receive	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/21/2028		11,800	(29)	600	571	20	0
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/20/2028		2,200	(18)	(17)	(35)	0	(4)
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/20/2028		5,500	184	(96)	88	9	0
Pay	1-Day USD-SOFR Compounded-OIS	3.940	Annual	02/22/2029		2,100	(5)	(4)	(9)	0	(3)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		46,300	94	212	306	69	0
Pay(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2031		8,000	(38)	1	(37)	0	(9)
Pay	1-Day USD-SOFR Compounded-OIS	3.730	Annual	08/03/2033		600	(2)	(10)	(12)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.735	Annual	08/07/2033		700	(3)	(11)	(14)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	4.165	Annual	09/27/2033		900	(4)	21	17	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	4.170	Annual	10/03/2033		1,600	(6)	37	31	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	4.030	Annual	10/04/2033		800	(3)	9	6	0	(1)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	71

Schedule of Investments	PIMCO Emerging Markets Currency and Short-Term Investments Fund	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	4.175%	Annual	10/10/2033	$	1,500	$(5)	$35	$30	$0	$(1)
Pay	1-Day USD-SOFR Compounded-OIS	4.150	Annual	10/12/2033		1,400	(5)	30	25	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	4.220	Annual	10/20/2033		600	(2)	16	14	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	4.230	Annual	10/23/2033		300	(1)	8	7	0	0
Pay	1-Day USD-SOFR Compounded-OIS	4.255	Annual	10/23/2033		200	(1)	6	5	0	0
Pay	1-Day USD-SOFR Compounded-OIS	4.393	Annual	10/25/2033		800	(3)	34	31	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	4.450	Annual	10/31/2033		400	(1)	18	17	0	0
Receive	1-Day USD-SOFR Compounded-OIS	4.250	Annual	11/22/2033		1,100	(5)	(26)	(31)	1	0
Receive	1-Day USD-SOFR Compounded-OIS	4.030	Annual	12/15/2033		3,500	(15)	(22)	(37)	3	0
Receive	1-Day USD-SOFR Compounded-OIS	3.950	Annual	12/19/2033		2,700	(11)	0	(11)	2	0
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033		3,900	249	(120)	129	3	0
Receive	1-Day USD-SOFR Compounded-OIS	3.842	Annual	12/26/2033		900	(4)	8	4	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.854	Annual	12/29/2033		1,100	(5)	9	4	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	01/02/2034		400	(2)	7	5	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.810	Annual	01/02/2034		600	(3)	7	4	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.684	Annual	01/03/2034		400	(2)	9	7	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.648	Annual	01/08/2034		300	(1)	7	6	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.735	Annual	01/23/2034		100	0	(1)	(1)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.620	Annual	01/31/2034		200	(1)	(3)	(4)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.725	Annual	02/07/2034		200	(1)	(1)	(2)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.783	Annual	02/07/2034		100	(1)	0	(1)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.860	Annual	02/21/2034		400	(2)	2	0	0	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2034		6,800	(10)	34	24	3	0
Pay	1-Day USD-SOFR Compounded-OIS	3.830	Annual	10/12/2053		300	(2)	10	8	1	0
Pay	1-Day USD-SOFR Compounded-OIS	3.870	Annual	10/17/2053		200	(1)	8	7	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.250	Annual	12/20/2053		500	62	(27)	35	0	(1)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.500	Annual	06/20/2054		2,800	81	(41)	40	0	(6)
Pay	1-Year BRL-CDI	12.040	Maturity	04/01/2024	BRL	138,800	0	(9)	(9)	0	0
Receive	1-Year BRL-CDI	12.260	Maturity	04/01/2024		121,600	0	(8)	(8)	0	0
Receive	1-Year BRL-CDI	12.350	Maturity	07/01/2024		35,100	0	(11)	(11)	0	0
Receive	1-Year BRL-CDI	12.490	Maturity	07/01/2024		38,000	0	(23)	(23)	0	0
Pay	1-Year BRL-CDI	12.595	Maturity	07/01/2024		31,400	0	29	29	0	0
Pay	1-Year BRL-CDI	13.080	Maturity	07/01/2024		72,000	0	132	132	0	0
Pay	1-Year BRL-CDI	9.808	Maturity	01/02/2026		51,600	0	(47)	(47)	0	(2)
Receive	1-Year BRL-CDI	10.164	Maturity	01/02/2026		3,390	0	5	5	0	0
Receive	1-Year BRL-CDI	10.529	Maturity	01/02/2026		37,800	0	(30)	(30)	2	0
Pay	1-Year BRL-CDI	10.691	Maturity	01/02/2026		33,300	0	53	53	0	(1)
Pay	1-Year BRL-CDI	6.151	Maturity	01/04/2027		2,720	(28)	(60)	(88)	0	0
Receive	1-Year BRL-CDI	9.783	Maturity	01/04/2027		49,800	0	88	88	1	0
Pay	1-Year BRL-CDI	9.795	Maturity	01/04/2027		21,200	0	(33)	(33)	0	0
Pay	1-Year BRL-CDI	9.815	Maturity	01/04/2027		13,500	0	(21)	(21)	0	(5)
Pay	1-Year BRL-CDI	9.832	Maturity	01/04/2027		12,300	0	(18)	(18)	0	(5)
Receive	1-Year BRL-CDI	9.840	Maturity	01/04/2027		25,500	0	34	34	1	0
Pay	1-Year BRL-CDI	9.840	Maturity	01/04/2027		16,600	0	(23)	(23)	0	0
Pay	1-Year BRL-CDI	9.842	Maturity	01/04/2027		28,400	0	(41)	(41)	0	(10)
Pay	1-Year BRL-CDI	10.602	Maturity	01/04/2027		36,500	0	(5)	(5)	0	(1)
Receive	1-Year BRL-CDI	10.768	Maturity	01/04/2027		10,900	0	(23)	(23)	0	0
Receive	1-Year BRL-CDI	10.872	Maturity	01/04/2027		17,800	0	(46)	(46)	0	0
Pay	1-Year BRL-CDI	11.064	Maturity	01/04/2027		16,600	0	56	56	0	0
Pay	1-Year BRL-CDI	10.044	Maturity	01/02/2029		22,900	(24)	(46)	(70)	0	(1)
Receive	1-Year BRL-CDI	12.569	Maturity	01/02/2029		7,700	0	(82)	(82)	1	0
Pay	3-Month CNY-CNREPOFIX	2.405	Quarterly	12/20/2028	CNY	416	0	1	1	0	0
Receive(5)	3-Month CNY-CNREPOFIX	2.250	Quarterly	09/18/2029		17,680	(15)	2	(13)	0	0
Receive	3-Month COP-IBR Compounded-OIS	8.340	Quarterly	02/26/2026	COP	20,120,400	0	21	21	6	0
Receive	3-Month COP-IBR Compounded-OIS	8.820	Quarterly	06/05/2028		5,639,500	(42)	(17)	(59)	3	0
Receive	3-Month COP-IBR Compounded-OIS	7.960	Quarterly	09/01/2028		13,156,900	75	(110)	(35)	7	0
Pay	3-Month COP-IBR Compounded-OIS	8.890	Quarterly	05/12/2029		5,451,000	0	70	70	0	(3)
Pay	3-Month COP-IBR Compounded-OIS	8.190	Quarterly	06/13/2029		13,489,500	0	82	82	0	(9)
Receive	3-Month COP-IBR Compounded-OIS	9.393	Quarterly	03/21/2030		4,545,800	0	(98)	(98)	3	0
Receive	3-Month COP-IBR Compounded-OIS	8.940	Quarterly	03/24/2030		9,251,860	0	(149)	(149)	5	0
Receive	3-Month COP-IBR Compounded-OIS	7.715	Quarterly	09/18/2030		6,926,100	0	(7)	(7)	4	0
Receive	3-Month COP-IBR Compounded-OIS	8.020	Quarterly	12/04/2030		4,283,300	0	(19)	(19)	3	0
Receive	3-Month COP-IBR Compounded-OIS	4.040	Quarterly	01/13/2031		1,806,700	0	93	93	1	0
Receive	3-Month COP-IBR Compounded-OIS	7.705	Quarterly	03/26/2031		9,224,540	0	(8)	(8)	7	0
Receive	3-Month COP-IBR Compounded-OIS	9.410	Quarterly	03/26/2031		5,352,000	0	(128)	(128)	4	0
Receive	3-Month COP-IBR Compounded-OIS	7.800	Quarterly	06/30/2032		806,250	0	(1)	(1)	1	0
Receive	3-Month COP-IBR Compounded-OIS	9.407	Quarterly	03/21/2033		3,613,140	0	(97)	(97)	3	0
Pay	3-Month COP-IBR Compounded-OIS	7.620	Quarterly	02/26/2034		5,495,700	0	(23)	(23)	0	(6)
Pay	3-Month ILS-TELBOR	3.792	Annual	11/06/2028	ILS	3,500	15	(10)	5	2	0
Pay	3-Month KRW-KORIBOR	3.820	Quarterly	12/20/2028	KRW	3,471,224	51	15	66	0	(1)
Pay	3-Month PLN-WIBOR	4.660	Annual	02/19/2029	PLN	5,100	0	(16)	(16)	2	0
Pay	3-Month PLN-WIBOR	4.923	Annual	03/22/2029		6,400	0	0	0	2	0

72	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2024

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month ZAR-JIBAR	8.410%	Quarterly	07/13/2025	ZAR	102,900	$27	$(14)	$13	$0	$0
Receive	3-Month ZAR-JIBAR	7.860	Quarterly	11/22/2025		23,900	0	7	7	0	0
Receive	3-Month ZAR-JIBAR	7.881	Quarterly	02/09/2026		144,600	0	40	40	0	0
Receive	3-Month ZAR-JIBAR	6.855	Quarterly	02/11/2026		154,200	0	198	198	1	0
Receive	3-Month ZAR-JIBAR	7.565	Quarterly	03/22/2026		62,800	0	35	35	0	0
Receive	3-Month ZAR-JIBAR	8.185	Quarterly	07/31/2026		133,100	0	(3)	(3)	1	0
Receive	3-Month ZAR-JIBAR	6.067	Quarterly	12/21/2026		13,320	11	25	36	0	0
Receive	3-Month ZAR-JIBAR	8.210	Quarterly	12/21/2026		225,500	(128)	117	(11)	4	0
Receive	3-Month ZAR-JIBAR	7.205	Quarterly	04/22/2027		33,300	0	51	51	1	0
Pay	3-Month ZAR-JIBAR	8.500	Quarterly	10/17/2027		189,700	28	43	71	0	(3)
Pay	3-Month ZAR-JIBAR	9.290	Quarterly	05/26/2028		100,400	74	98	172	0	0
Receive	3-Month ZAR-JIBAR	8.440	Quarterly	11/02/2028		6,800	0	1	1	0	0
Receive	3-Month ZAR-JIBAR	8.700	Quarterly	01/31/2030		28,200	0	7	7	1	0
Receive	3-Month ZAR-JIBAR	8.735	Quarterly	01/31/2030		9,900	0	2	2	0	0
Pay	3-Month ZAR-JIBAR	9.330	Quarterly	02/09/2034		36,100	(7)	(44)	(51)	0	(3)
Pay	6-Month AUD-BBR-BBSW	4.000	Semi-Annual	03/20/2029	AUD	29,700	(26)	55	29	39	0
Receive	6-Month CLP-CHILIBOR	4.800	Semi-Annual	02/13/2026	CLP	1,530,400	0	16	16	1	0
Receive	6-Month CLP-CHILIBOR	4.775	Semi-Annual	02/23/2026		3,440,900	0	36	36	3	0
Receive	6-Month CLP-CHILIBOR	3.000	Semi-Annual	06/14/2026		7,364,000	0	449	449	7	0
Pay	6-Month CLP-CHILIBOR	5.400	Semi-Annual	03/20/2028		3,048,850	0	32	32	0	(5)
Pay	6-Month CLP-CHILIBOR	5.290	Semi-Annual	10/01/2028		659,600	0	(5)	(5)	0	(1)
Receive	6-Month CLP-CHILIBOR	5.920	Semi-Annual	10/02/2028		784,000	0	(17)	(17)	1	0
Receive	6-Month CLP-CHILIBOR	6.000	Semi-Annual	10/02/2028		1,542,000	(1)	(39)	(40)	2	0
Receive	6-Month CLP-CHILIBOR	5.780	Semi-Annual	10/03/2028		469,000	0	(7)	(7)	1	0
Pay	6-Month CLP-CHILIBOR	5.500	Semi-Annual	11/13/2028		2,264,000	82	(64)	18	0	(3)
Receive	6-Month CLP-CHILIBOR	5.260	Semi-Annual	11/17/2028		391,900	0	1	1	1	0
Receive	6-Month CLP-CHILIBOR	4.695	Semi-Annual	02/14/2029		1,113,400	0	22	22	2	0
Pay	6-Month CLP-CHILIBOR	6.370	Semi-Annual	06/29/2029		323,000	0	19	19	0	0
Pay	6-Month CLP-CHILIBOR	2.370	Semi-Annual	06/18/2030		2,085,930	0	(341)	(341)	0	(3)
Receive	6-Month CLP-CHILIBOR	5.350	Semi-Annual	09/01/2030		801,600	0	(11)	(11)	1	0
Receive	6-Month CLP-CHILIBOR	5.690	Semi-Annual	09/01/2030		58,400	0	(2)	(2)	0	0
Receive	6-Month CLP-CHILIBOR	6.146	Semi-Annual	10/30/2032		3,056,500	0	(201)	(201)	2	0
Receive	6-Month CLP-CHILIBOR	5.030	Semi-Annual	03/20/2033		3,796,610	0	26	26	3	0
Receive	6-Month CLP-CHILIBOR	5.400	Semi-Annual	04/01/2033		601,500	0	(3)	(3)	0	0
Receive	6-Month CLP-CHILIBOR	5.855	Semi-Annual	10/05/2033		1,103,000	0	(47)	(47)	1	0
Receive	6-Month CLP-CHILIBOR	5.790	Semi-Annual	10/06/2033		447,000	0	(17)	(17)	1	0
Receive	6-Month CLP-CHILIBOR	5.870	Semi-Annual	10/11/2033		395,800	0	(18)	(18)	1	0
Receive	6-Month CLP-CHILIBOR	5.940	Semi-Annual	10/20/2033		189,900	0	(10)	(10)	0	0
Receive	6-Month CLP-CHILIBOR	5.990	Semi-Annual	10/20/2033		1,831,830	0	(101)	(101)	2	0
Receive	6-Month CLP-CHILIBOR	6.235	Semi-Annual	10/26/2033		878,100	0	(67)	(67)	1	0
Pay	6-Month CLP-CHILIBOR	5.400	Semi-Annual	11/16/2033		435,200	0	4	4	0	(1)
Pay	6-Month CLP-CHILIBOR	5.230	Semi-Annual	11/17/2033		221,600	0	(1)	(1)	0	0
Pay	6-Month CLP-CHILIBOR	4.920	Semi-Annual	02/13/2034		365,400	(1)	(7)	(8)	0	(1)
Pay	6-Month CLP-CHILIBOR	5.030	Semi-Annual	02/23/2034		827,800	0	(11)	(11)	0	(1)
Receive	6-Month CZK-PRIBOR	3.870	Annual	02/15/2026	CZK	205,600	(21)	74	53	17	0
Receive	6-Month CZK-PRIBOR	4.611	Annual	06/06/2028		30,160	(25)	(40)	(65)	4	0
Pay	6-Month CZK-PRIBOR	4.388	Annual	11/15/2028		22,100	42	(23)	19	0	(3)
Receive	6-Month CZK-PRIBOR	4.070	Annual	11/23/2028		36,900	0	(9)	(9)	6	0
Pay	6-Month CZK-PRIBOR	3.765	Annual	01/09/2029		36,800	10	(15)	(5)	0	(5)
Pay	6-Month CZK-PRIBOR	3.645	Annual	02/01/2029		105,100	0	(30)	(30)	0	(17)
Receive	6-Month CZK-PRIBOR	3.534	Annual	03/21/2029		50,300	0	15	15	8	0
Pay	6-Month CZK-PRIBOR	3.480	Annual	02/15/2034		36,800	8	(45)	(37)	0	(8)
Receive	6-Month EUR-EURIBOR	3.255	Annual	11/22/2028	EUR	1,000	(2)	(21)	(23)	0	(2)
Pay(5)	6-Month EUR-EURIBOR	2.750	Annual	09/18/2029		20,200	297	(47)	250	65	0
Pay	6-Month EUR-EURIBOR	3.100	Annual	09/20/2030		900	21	22	43	3	0
Receive	6-Month EUR-EURIBOR	2.650	Annual	01/08/2034		600	(2)	0	(2)	0	(3)
Pay	6-Month EUR-EURIBOR	2.760	Annual	03/04/2034		100	0	2	2	1	0
Receive(5)	6-Month EUR-EURIBOR	2.670	Annual	04/03/2034		500	(2)	(2)	(4)	0	(4)
Receive(5)	6-Month EUR-EURIBOR	2.750	Annual	09/18/2034		2,200	(46)	(4)	(50)	0	(13)
Receive(5)	6-Month EUR-EURIBOR	2.500	Annual	09/18/2054		1,900	(68)	(29)	(97)	0	(23)
Receive	6-Month HUF-BBR	13.600	Annual	12/12/2024	HUF	130,800	0	(16)	(16)	0	(1)
Receive	6-Month HUF-BBR	6.220	Annual	02/15/2026		1,922,000	(13)	96	83	13	0
Receive	6-Month HUF-BBR	8.740	Annual	04/28/2028		606,700	(50)	(131)	(181)	9	0
Pay	6-Month HUF-BBR	7.610	Annual	11/03/2028		799,000	0	57	57	0	(13)
Pay	6-Month HUF-BBR	7.330	Annual	11/06/2028		1,333,600	133	(81)	52	0	(22)
Pay	6-Month HUF-BBR	5.735	Annual	03/14/2029		217,300	0	(18)	(18)	0	(4)
Pay	6-Month HUF-BBR	6.400	Annual	03/28/2029		581,800	0	(4)	(4)	0	(10)
Pay(5)	6-Month HUF-BBR	6.500	Annual	04/02/2029		283,400	0	2	2	2	0
Receive	6-Month HUF-BBR	7.840	Annual	02/07/2033		183,000	0	(41)	(41)	5	0
Pay	6-Month HUF-BBR	6.140	Annual	02/15/2034		375,500	14	(51)	(37)	0	(11)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	73

Schedule of Investments	PIMCO Emerging Markets Currency and Short-Term Investments Fund	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	6-Month PLN-WIBOR	6.830%	Annual	08/19/2024	PLN	76,400	$0	$(727)	$(727)	$0	$(2)
Pay	6-Month PLN-WIBOR	5.520	Annual	03/20/2026		13,100	0	6	6	3	0
Pay	6-Month PLN-WIBOR	5.620	Annual	03/21/2026		1,500	0	1	1	0	0
Receive	6-Month PLN-WIBOR	2.950	Annual	12/13/2026		27,100	0	432	432	0	(4)
Receive	6-Month PLN-WIBOR	4.075	Annual	03/07/2027		15,600	0	115	115	0	(3)
Pay	6-Month PLN-WIBOR	7.310	Annual	06/30/2027		4,500	20	99	119	2	0
Pay	6-Month PLN-WIBOR	5.430	Annual	03/16/2028		1,600	13	(7)	6	0	0
Receive	6-Month PLN-WIBOR	4.735	Annual	10/09/2028		6,200	0	19	19	0	(2)
Receive	6-Month PLN-WIBOR	4.560	Annual	11/06/2028		26,700	(1)	128	127	0	(7)
Receive	6-Month PLN-WIBOR	0.980	Annual	06/09/2030		5,400	0	290	290	0	(1)
Receive	6-Month PLN-WIBOR	5.220	Annual	03/20/2033		4,600	0	(23)	(23)	0	(3)
Receive	6-Month PLN-WIBOR	5.310	Annual	03/21/2033		4,200	(30)	3	(27)	0	(3)
Receive	6-Month PLN-WIBOR	4.740	Annual	10/25/2033		2,900	0	14	14	0	(2)
Pay	28-Day MXN-TIIE	9.763	Lunar	03/20/2026	MXN	98,600	2	(9)	(7)	0	(2)
Pay	28-Day MXN-TIIE	9.696	Lunar	03/23/2026		143,300	0	(17)	(17)	0	(2)
Pay	28-Day MXN-TIIE	9.705	Lunar	03/23/2026		71,600	0	(8)	(8)	0	(1)
Pay	28-Day MXN-TIIE	9.760	Lunar	03/23/2026		38,600	0	(2)	(2)	0	(1)
Pay	28-Day MXN-TIIE	10.230	Lunar	09/03/2026		114,200	0	102	102	0	(4)
Receive	28-Day MXN-TIIE	9.270	Lunar	03/23/2027		100,800	0	3	3	4	0
Receive	28-Day MXN-TIIE	8.728	Lunar	05/22/2028		51,100	(19)	49	30	0	0
Receive	28-Day MXN-TIIE	9.545	Lunar	09/20/2028		63,740	0	(88)	(88)	0	0
Pay	28-Day MXN-TIIE	9.295	Lunar	10/30/2028		1,600	2	(1)	1	0	0
Pay	28-Day MXN-TIIE	8.634	Lunar	01/26/2029		52,300	0	(35)	(35)	0	0
Receive	28-Day MXN-TIIE	8.755	Lunar	01/30/2029		53,100	0	19	19	0	0
Pay	28-Day MXN-TIIE	8.795	Lunar	02/09/2029		34,500	0	(7)	(7)	0	0
Receive	28-Day MXN-TIIE	8.705	Lunar	02/16/2029		33,100	0	13	13	0	0
Receive	28-Day MXN-TIIE	8.725	Lunar	03/07/2029		86,900	0	33	33	0	0
Receive	28-Day MXN-TIIE	8.680	Lunar	05/31/2029		41,900	0	19	19	0	0
Receive	28-Day MXN-TIIE	8.545	Lunar	07/27/2029		61,300	0	47	47	0	0
Receive	28-Day MXN-TIIE	8.670	Lunar	03/10/2034		26,500	0	10	10	0	(2)
Receive	28-Day MXN-TIIE	8.739	Lunar	03/13/2034		10,400	0	1	1	0	(1)
Pay(5)	CAONREPO Index	3.500	Annual	12/18/2025	CAD	89,500	(215)	(67)	(282)	0	(24)
Pay(5)	ESTRON	3.897	Annual	06/12/2024	EUR	299,200	3	(2)	1	0	(12)

							$1,055	$869	$1,924	$484	$(342)

Total Swap Agreements							$1,056	$869	$1,925	$484	$(342)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$8	$484	$492	$0	$(26)	$(342)	$(368)

Cash of $6,608 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

74	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2024

(n) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2024	NZD	2,318		$1,428	$43	$0
	04/2024		$5	AUD	8	0	0
	05/2024	AUD	8		$5	0	0

BOA	04/2024	EUR	830		899	4	0
	04/2024	JPY	41,651		276	1	0
	04/2024	MYR	104,223		22,724	868	0
	04/2024	SGD	7,169		5,368	54	0
	04/2024	TRY	6,502		194	0	(4)
	04/2024		$7	AUD	11	0	0
	04/2024		5,840	CNY	41,507	0	(2)
	04/2024		9,965	EUR	9,136	0	(108)
	04/2024		20,519	MYR	97,816	0	(6)
	05/2024	AUD	11		$7	0	0
	05/2024		$276	JPY	41,462	0	(1)
	06/2024	IDR	47,994,150		$3,032	15	0
	06/2024	KRW	1,905,592		1,439	21	0
	06/2024		$507	BRL	2,496	0	(13)
	06/2024		146	KES	24,505	37	0
	06/2024		718	MXN	12,529	25	0
	07/2024		915	PLN	3,651	0	(2)

BPS	04/2024	AUD	976		$640	4	0
	04/2024	BRL	34,019		6,821	38	0
	04/2024	CAD	1,172		865	0	(1)
	04/2024	CHF	9,744		10,977	173	0
	04/2024	CNH	9,879		1,376	15	0
	04/2024	COP	34,000,000		8,497	0	(257)
	04/2024	EUR	695		758	8	0
	04/2024	GBP	5,552		7,048	40	0
	04/2024	MYR	5,092		1,079	10	0
	04/2024	NZD	1,982		1,201	17	0
	04/2024		$6,809	BRL	34,019	0	(26)
	04/2024		503	CNH	3,648	0	0
	04/2024		28,081	CNY	199,528	0	(18)
	04/2024		5,476	EUR	5,053	0	(25)
	04/2024		617	GBP	486	0	(4)
	04/2024		16	HUF	5,823	0	0
	04/2024		24,474	MYR	114,412	0	(478)
	05/2024	BRL	6,293		$1,253	2	0
	05/2024	CNH	3,643		503	1	0
	05/2024		$356	TWD	10,992	0	(12)
	06/2024	IDR	2,532,560		$160	1	0
	06/2024	INR	124,364		1,493	5	0
	06/2024	TWD	200,142		6,466	189	0
	06/2024		$1,535	COP	6,045,588	13	(4)
	06/2024		1,425	IDR	22,458,588	0	(13)
	06/2024		10,246	INR	854,071	0	(28)
	06/2024		7,328	KRW	9,571,294	0	(206)
	06/2024		1,233	MXN	21,036	17	0
	06/2024		276	PHP	15,294	0	(4)
	06/2024		170	THB	6,163	0	0
	06/2024		9,771	TWD	302,775	0	(275)
	07/2024	PLN	15,239		$3,781	3	(31)
	07/2024		$6,821	BRL	34,308	0	(40)
	07/2024		19,558	PLN	79,227	250	0
	12/2024		968	EGP	47,231	0	(48)

BRC	04/2024	CNH	13,765		$1,915	18	0
	04/2024	HUF	5,729,986		15,763	84	0
	04/2024	TRY	66,583		2,051	0	(9)
	04/2024		$44	NOK	466	0	(1)
	04/2024		9,261	TRY	306,476	43	(55)
	04/2024	ZAR	408		$22	0	0
	05/2024		$76	NOK	814	0	(1)
	05/2024		15,464	TRY	531,086	21	0
	06/2024		16,990	CZK	392,441	0	(256)
	06/2024		1,468	IDR	23,189,597	0	(9)
	06/2024		2,668	INR	222,507	0	(6)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	75

Schedule of Investments	PIMCO Emerging Markets Currency and Short-Term Investments Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	06/2024		$6,453	KRW	8,422,185	$0	$(186)
	06/2024		910	MXN	15,483	10	0
	06/2024		1,742	TRY	62,991	35	0
	07/2024		415	PLN	1,650	0	(2)
	01/2025	TRY	53,622		$1,286	72	0

BSH	04/2024	PEN	9,075		2,409	0	(31)
	07/2024	BRL	37,900		7,515	23	0

CBK	04/2024	AUD	763		498	1	0
	04/2024	BRL	103,464		20,816	193	(6)
	04/2024	CAD	137		101	0	0
	04/2024	CHF	1,673		1,909	54	0
	04/2024	CLP	2,441,676		2,580	89	0
	04/2024	CNH	10,963		1,524	13	0
	04/2024	COP	2,895,203		736	0	(10)
	04/2024	EGP	50,248		1,086	26	0
	04/2024	MXN	7,479		446	0	(3)
	04/2024		$20,717	BRL	103,464	0	(88)
	04/2024		1,154	COP	4,590,640	29	0
	04/2024		1,188	EGP	45,028	0	(238)
	04/2024		6,590	EUR	6,055	0	(57)
	04/2024		1,964	GBP	1,554	0	(3)
	04/2024		543	KES	89,171	134	0
	04/2024		473	MXN	8,036	9	0
	04/2024		551	NOK	5,750	0	(21)
	04/2024		2,441	PEN	9,075	0	(1)
	04/2024		5,004	THB	182,057	0	(8)
	04/2024		7	UYU	274	0	0
	04/2024		601	ZAR	11,435	2	0
	04/2024	UYU	114		$3	0	0
	05/2024	BRL	6,314		1,261	6	0
	05/2024	GBP	476		601	1	0
	05/2024		$12,586	BRL	62,915	0	(81)
	05/2024		167	NGN	263,044	22	0
	05/2024		299	UYU	11,760	13	0
	06/2024	COP	4,943,767		$1,241	0	(22)
	06/2024	GBP	712		894	0	(5)
	06/2024	INR	6,585		79	0	0
	06/2024	KZT	61,332		133	0	(1)
	06/2024	PEN	28,574		7,713	42	0
	06/2024		$1,576	BRL	7,829	0	(27)
	06/2024		3,577	IDR	55,747,824	0	(73)
	06/2024		2,937	ILS	10,634	0	(35)
	06/2024		6,583	INR	548,976	0	(15)
	06/2024		457	KES	77,048	120	0
	06/2024		671	KRW	873,071	0	(21)
	06/2024		3,019	MXN	51,241	25	0
	06/2024		1	PHP	35	0	0
	06/2024		618	UYU	24,165	20	0
	06/2024	UYU	35,769		$934	0	(11)
	07/2024		$642	MXN	11,203	22	0
	07/2024		896	PLN	3,598	3	0
	07/2024	UYU	19,367		$509	0	(1)
	10/2024		$773	COP	3,371,826	74	0
	12/2024		333	EGP	16,151	0	(19)
	01/2025		773	COP	3,407,384	73	0
	02/2025	UGX	687,640		$166	0	(2)
	04/2025		$773	COP	3,466,905	77	0
	10/2025		386		1,880,592	65	0

CLY	06/2024		1,477	TWD	38,002	0	(285)

DUB	04/2024	BRL	118,056		$23,629	91	0
	04/2024	EGP	1,812		46	8	0
	04/2024	EUR	32,325		35,135	261	0
	04/2024	MXN	22,896		1,354	0	(20)
	04/2024	MYR	35,412		7,500	73	0
	04/2024	UGX	645,150		165	0	(1)
	04/2024		$23,488	BRL	118,056	52	(2)
	04/2024		122	KES	19,898	29	0
	04/2024		659	SEK	6,816	0	(22)

76	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2024

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2024	BRL	126,798		$25,163	$14	$(55)
	05/2024	CLP	1,012,440		1,069	37	0
	05/2024	NGN	144,859		101	0	(3)
	05/2024		$1,770	BRL	8,822	0	(17)
	06/2024	MXN	61,116		$3,603	0	(27)
	06/2024		$6,995	KRW	9,105,114	0	(220)
	06/2024		497	MXN	8,446	5	0
	06/2024		1,085	PEN	4,051	2	0
	06/2024		607	TWD	19,238	0	(4)
	07/2024		477	BRL	2,402	0	(2)
	08/2024	EUR	4,492	PLN	20,742	307	0
	09/2024	KZT	149,244		$319	0	(1)
	10/2024		$210	TRY	8,472	0	(4)
	11/2024	JPY	186,961		$1,324	49	0
	02/2025	UGX	2,130,672		525	8	(3)
	03/2025		$827	EGP	47,346	62	0
	03/2025		94	TRY	4,459	2	0

FAR	04/2024	BRL	2,579		$524	9	0
	04/2024		$516	BRL	2,579	0	(2)
	05/2024	CHF	11,372		$12,600	0	(50)
	06/2024	MXN	68,061		4,022	0	(22)

GLM	04/2024	BRL	412,300		82,146	0	(61)
	04/2024	DOP	19,898		346	9	0
	04/2024	HUF	239,945		659	2	0
	04/2024		$82,528	BRL	412,300	35	(357)
	04/2024		517	TRY	17,132	5	(2)
	04/2024		2	UYU	78	0	0
	05/2024	DOP	364,415		$6,141	3	(4)
	05/2024	MXN	68,196		4,052	0	(23)
	05/2024		$148	EGP	7,707	12	0
	05/2024		1,349	TRY	46,642	23	0
	06/2024	DOP	262,311		$4,394	0	(18)
	06/2024	KZT	122,934		267	0	(2)
	06/2024		$79	EGP	3,749	0	(2)
	06/2024		13,306	KRW	17,678,562	0	(151)
	06/2024		4,830	THB	175,088	0	0
	06/2024		4,979	TWD	157,028	0	(54)
	07/2024	BRL	214,400		$42,600	255	(34)
	07/2024	UYU	10,330		270	0	(2)
	08/2024		$714	COP	3,085,908	67	0
	09/2024	KZT	142,740		$305	0	(1)
	09/2024		$1,858	TRY	74,226	48	0
	09/2024		458	UYU	18,128	15	0
	10/2024	BRL	148,600		$29,235	117	0
	10/2024		$212	TRY	8,533	0	(5)
	11/2024		1,324	JPY	187,174	0	(47)
	11/2024		429	TRY	17,481	0	(8)
	01/2025		1,286		53,622	0	(72)
	03/2025		3,024		144,844	70	0
	04/2025		1,597	COP	7,295,895	193	0

IND	04/2024		2,890	MYR	13,667	0	(24)

JPM	04/2024	BRL	33,906		$6,790	30	0
	04/2024	CAD	890		661	4	0
	04/2024	EGP	15,995		419	81	0
	04/2024	JPY	70,000		490	28	0
	04/2024	KES	179,807		1,170	0	(194)
	04/2024		$6,954	BRL	33,906	0	(194)
	04/2024		781	CNY	5,545	0	(1)
	04/2024		1,362	COP	5,455,258	43	0
	04/2024		337	EGP	15,995	0	0
	04/2024		2,849	EUR	2,602	0	(42)
	04/2024		600	KES	98,084	145	0
	04/2024		43	UYU	1,670	1	0
	04/2024		144	ZMW	3,862	11	0
	05/2024	GBP	5,246		$6,621	0	(2)
	05/2024		$28,677	BRL	141,571	0	(538)
	05/2024		49	EGP	2,581	4	0
	05/2024		2,512	TRY	85,134	1	(2)
	05/2024		19	TWD	584	0	0
	05/2024		223	UYU	8,693	8	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	77

Schedule of Investments	PIMCO Emerging Markets Currency and Short-Term Investments Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	06/2024	IDR	38,104,510		$2,410	$15	$0
	06/2024	INR	447,482		5,376	22	0
	06/2024	MXN	776		46	0	0
	06/2024	PEN	2,156		582	3	0
	06/2024	THB	44,431		1,259	34	0
	06/2024		$6,753	IDR	106,507,901	0	(57)
	06/2024		3,257	ILS	11,864	0	(19)
	06/2024		7,478	INR	623,034	0	(24)
	06/2024		6,271	KRW	8,133,346	0	(219)
	06/2024		1,232	MXN	21,036	17	0
	06/2024		27,714	TWD	853,727	0	(939)
	06/2024		797	UYU	31,370	32	0
	06/2024		118	ZMW	3,339	11	0
	07/2024	BRL	8,500		$1,711	31	0
	07/2024	PLN	2,481		612	0	(8)
	07/2024		$1,958	BRL	9,846	0	(11)
	07/2024		715	PLN	2,828	0	(9)
	07/2024		240	UYU	9,433	8	0
	08/2024	PLN	20,688	EUR	4,492	0	(293)
	08/2024		$1,490	COP	6,443,878	141	0
	09/2024	EUR	872	PLN	4,136	86	0
	09/2024	PLN	1,899	EUR	419	0	(19)
	09/2024		$269	EGP	14,324	20	0
	12/2024		703		34,342	0	(34)
	03/2025		412		23,546	30	0
	03/2025		81	TRY	3,940	3	0

MBC	04/2024	AUD	800		$520	0	(1)
	04/2024	CNH	20,406		2,840	29	0
	04/2024	CNY	51,949		7,325	19	0
	04/2024	EGP	3,787		99	19	0
	04/2024	NOK	5,780		546	14	0
	04/2024		$577	AUD	889	2	0
	04/2024		3,986	CAD	5,407	6	0
	04/2024		7,325	CNH	52,546	0	(87)
	04/2024		8,700	RON	39,731	0	(78)
	04/2024		828	SGD	1,108	0	(7)
	04/2024		477	UYU	18,457	14	0
	04/2024	UYU	28,402		$745	0	(10)
	05/2024	CAD	5,405		3,986	0	(6)
	05/2024	JPY	5,150,000		35,009	736	0
	05/2024	NZD	1,001		601	3	0
	05/2024		$29	TWD	893	0	(1)
	06/2024		2,716	IDR	42,939,542	0	(16)
	06/2024		870	ILS	3,161	0	(7)
	06/2024		2,213	INR	185,223	3	0
	06/2024	UYU	19,597		$513	0	(5)
	02/2025	UGX	2,082,661		517	9	0
	02/2025		$1,833	EGP	108,789	237	0

MYI	04/2024	AUD	228		$151	3	0
	04/2024	BRL	75,100		15,031	58	0
	04/2024	CAD	3,227		2,377	0	(6)
	04/2024	CNH	9,473		1,324	19	0
	04/2024	CNY	300,652		42,292	7	0
	04/2024	HUF	24,183		66	0	0
	04/2024	JPY	380,170		2,535	23	0
	04/2024	SEK	6,017		585	23	0
	04/2024	SGD	7,113		5,348	76	0
	04/2024		$15,118	BRL	75,100	0	(144)
	04/2024		11,911	EUR	11,004	0	(40)
	04/2024		3,776	JPY	553,600	0	(119)
	04/2024		2,036	MYR	9,642	0	(14)
	05/2024	EUR	10,122		$10,967	35	0
	05/2024		$42,292	CNY	301,096	0	(29)
	06/2024	GBP	712		$894	0	(5)
	06/2024	INR	811,702		9,759	49	0
	06/2024		$1,791	GBP	1,424	7	0
	06/2024		2,424	IDR	37,639,481	0	(58)
	06/2024		3,957	INR	328,573	0	(26)
	06/2024		4,026	KRW	5,235,988	0	(129)
	06/2024		983	MXN	17,152	35	0
	06/2024		748	PEN	2,745	0	(11)

78	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2024

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	06/2024		$3,178	TWD	100,417	$0	$(28)
	06/2024		929	ZAR	17,496	0	(11)
	07/2024	BRL	127,500		$25,345	143	0
	07/2024		$33	PLN	131	0	0
	08/2024		198	IDR	3,043,260	0	(7)
	10/2024	BRL	75,100		$14,855	140	0

NGF	08/2024		$355	IDR	5,456,350	0	(12)

RBC	04/2024		23	MXN	412	1	0

SCX	04/2024	CNH	41,275		$5,743	57	0
	04/2024	EGP	16,121		419	79	0
	04/2024	KES	8,025		60	0	(1)
	04/2024		$15,646	CNY	111,087	0	(22)
	04/2024		638	EGP	28,875	0	(30)
	04/2024		1,981	NZD	3,299	0	(10)
	04/2024		13,374	THB	475,141	0	(336)
	05/2024	NGN	719,653		$502	0	(16)
	05/2024	NZD	3,299		1,981	10	0
	05/2024		$167	NGN	263,876	22	0
	05/2024		405	NOK	4,334	0	(6)
	06/2024	INR	970,246		$11,623	19	(4)
	06/2024	KES	96,173		626	0	(95)
	06/2024	TWD	126,955		4,123	141	0
	06/2024		$160	EGP	7,826	4	(2)
	06/2024		5,434	IDR	85,851,065	0	(36)
	06/2024		37,915	INR	3,162,225	6	(89)
	06/2024		3,864	KRW	5,018,060	0	(130)
	06/2024		8,235	PHP	456,216	0	(122)
	06/2024	ZMW	7,877		$318	14	0
	08/2024	NGN	266,303		188	1	0
	08/2024	UGX	621,290		157	0	0
	08/2024		$673	COP	2,912,744	64	0
	08/2024		50	EGP	2,854	8	0
	09/2024	KZT	64,042		$136	0	(1)
	12/2024		$336	EGP	16,378	0	(16)

SOG	04/2024	KES	4,810		$36	0	(1)
	05/2024		$59	EGP	2,859	1	0
	06/2024		1,997	KRW	2,608,781	0	(56)

SSB	04/2024		6,081	CLP	5,891,287	0	(71)
	05/2024	CLP	1,305,699		$1,379	48	0
	05/2024		$34,452	MXN	585,399	529	0
	06/2024	IDR	8,127,267		$515	4	0
	06/2024	KRW	2,401,928		1,833	46	0
	06/2024	TWD	18,416		598	20	0
	06/2024		$854	COP	3,416,854	19	0
	06/2024		549	IDR	8,524,331	0	(13)
	06/2024		548	INR	45,674	0	(2)
	06/2024		2,757	KRW	3,650,843	0	(40)
	06/2024		1,929	PEN	7,171	2	(6)
	07/2024		796	PLN	3,200	4	0
	09/2024	PEN	2,000		$541	5	0

TOR	04/2024	JPY	672,911		4,502	57	0
	04/2024		$3,702	JPY	541,300	0	(126)
	04/2024		449	NOK	4,717	0	(14)
	05/2024	AUD	985		$644	1	0
	06/2024	CLP	2,445,359		2,496	5	0
	06/2024	MXN	139,506		8,268	2	(22)

UAG	04/2024		$571	AUD	874	0	(2)
	04/2024	ZAR	263,838		$14,089	177	0
	05/2024	AUD	874		571	2	0
	06/2024		$1,054	INR	87,938	0	(2)
	06/2024	ZAR	17,501		$929	11	0

Total Forward Foreign Currency Contracts						$9,013	$(9,250)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	79

Schedule of Investments	PIMCO Emerging Markets Currency and Short-Term Investments Fund	(Cont.)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
GLM	Call - OTC USD versus JPY	JPY	167.000	11/05/2024	1,710	$87	$54

JPM	Put - OTC EUR versus PLN	PLN	4.400	08/22/2024	678	170	511

MYI	Put - OTC GBP versus USD	$	1.160	06/12/2024	18,653	74	4

	Call - OTC USD versus ZAR	ZAR	20.000	06/11/2024	5,006	52	53

						$383	$622

STRADDLE OPTIONS

Counterparty	Description	Exercise Level(2)	Expiration Date	Notional Amount(1)	Cost(2)	Market Value
MYI	Call & Put - OTC USD vs MXN Forward Volatility Agreement	0.000%	10/25/2024	2,200	$0	$26

Total Purchased Options					$383	$648

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC USD versus BRL	BRL	4.923	06/26/2024	4,000	$(165)	$(134)
	Put - OTC USD versus BRL		4.923	06/26/2024	4,000	(165)	(30)
	Call - OTC USD versus MXN	MXN	17.449	06/26/2024	4,000	(138)	(29)
	Put - OTC USD versus MXN		17.449	06/26/2024	4,000	(138)	(169)

CBK	Call - OTC USD versus BRL	BRL	4.968	06/20/2024	12,200	(507)	(329)
	Put - OTC USD versus BRL		4.968	06/20/2024	12,200	(507)	(124)
	Call - OTC USD versus MXN	MXN	17.450	07/01/2024	3,600	(126)	(28)
	Put - OTC USD versus MXN		17.450	07/01/2024	3,600	(126)	(151)

DUB	Call - OTC USD versus TRY	TRY	40.385	10/28/2024	617	(62)	(38)
	Put - OTC USD versus TRY		40.385	10/28/2024	617	(62)	(25)

GLM	Put - OTC USD versus TRY		33.000	07/04/2024	1,402	(21)	(3)
	Call - OTC USD versus TRY		40.250	10/30/2024	624	(63)	(40)
	Put - OTC USD versus TRY		40.250	10/30/2024	624	(63)	(24)
	Call - OTC USD versus TRY		39.800	10/31/2024	310	(31)	(22)
	Put - OTC USD versus TRY		39.800	10/31/2024	310	(31)	(10)
	Call - OTC USD versus TRY		40.930	11/07/2024	309	(29)	(19)
	Put - OTC USD versus TRY		40.930	11/07/2024	309	(29)	(14)
	Call - OTC USD versus TRY		41.150	11/07/2024	309	(29)	(18)
	Put - OTC USD versus TRY		41.150	11/07/2024	309	(29)	(15)
	Call - OTC USD versus TRY		41.160	11/11/2024	308	(29)	(19)
	Put - OTC USD versus TRY		41.160	11/11/2024	308	(29)	(14)
	Put - OTC USD versus TRY		36.500	01/03/2025	1,417	(39)	(8)
	Put - OTC USD versus TRY		36.500	01/07/2025	1,430	(38)	(9)
	Put - OTC USD versus TRY		36.757	01/09/2025	1,436	(36)	(10)

MYI	Call - OTC USD versus IDR	IDR	15,370.000	08/13/2024	1,101	(35)	(42)
	Put - OTC USD versus IDR		15,370.000	08/13/2024	1,101	(35)	(4)
	Call - OTC USD versus MXN	MXN	17.449	06/26/2024	5,500	(190)	(39)
	Put - OTC USD versus MXN		17.449	06/26/2024	5,500	(190)	(232)

NGF	Call - OTC USD versus IDR	IDR	15,370.000	08/13/2024	1,867	(60)	(71)
	Put - OTC USD versus IDR		15,370.000	08/13/2024	1,867	(60)	(7)

						$(3,062)	$(1,677)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.550%	04/15/2024	500	$ (2)	$(2)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.810	04/15/2024	500	(2)	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.560	04/18/2024	500	(1)	(3)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.850	04/18/2024	500	(1)	0

CKL	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.480	04/29/2024	2,800	(4)	(4)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.780	04/29/2024	2,800	(4)	(4)

80	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2024

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.690%	04/26/2024	1,800	$ (5)	$(7)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.090	04/26/2024	1,800	(5)	(3)

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.680	04/15/2024	500	(2)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.080	04/15/2024	500	(2)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.685	04/18/2024	400	(2)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.085	04/18/2024	400	(2)	0

JPM	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.560	04/22/2024	1,200	(2)	(2)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.860	04/22/2024	1,200	(2)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550	04/12/2024	400	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.950	04/12/2024	400	(1)	(1)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.480	04/25/2024	200	(1)	(1)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.770	04/25/2024	200	(1)	0

MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.678	04/25/2024	800	(2)	(3)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.078	04/25/2024	800	(2)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.690	04/26/2024	400	(1)	(2)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.090	04/26/2024	400	(1)	(1)

							$(46)	$(37)

STRADDLE OPTIONS

Counterparty	Description	Exercise Level(3)	Expiration Date	Notional Amount(1)	Premiums (Received)(3)	Market Value
MYI	Call & Put - OTC USD vs MXN Forward Volatility Agreement	0.000%	10/25/2024	2,200	$0	$0

Total Written Options					$(3,108)	$(1,714)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(4)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(6)	Notional Amount(7)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(8)
										Asset	Liability
BRC	Chile Government International Bond	(1.000)%	Quarterly	12/20/2028	0.494%	$	1,200	$(23)	$(4)	$0	$(27)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2029	0.383		2,200	(64)	0	0	(64)
CBK	Turkey Government International Bond	(1.000)	Quarterly	12/20/2024	0.668		100	6	(6)	0	0

								$(81)	$(10)	$0	$(91)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(5)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(6)	Notional Amount(7)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(8)
										Asset	Liability
CBK	Israel Government International Bond	1.000%	Quarterly	06/20/2027	0.915%	$	3,700	$(21)	$33	$12	$0
	Petroleos Mexicanos	1.000	Quarterly	06/20/2024	1.165		1,500	(47)	47	0	0

GST	Poland Government International Bond	1.000	Quarterly	06/20/2024	0.211		1,000	4	(2)	2	0

JPM	Banco do Brasil SA	1.000	Quarterly	12/20/2024	0.842		1,700	(38)	41	3	0
	State Oil Company of Azerb	5.000	Quarterly	06/20/2026	2.345		200	2	9	11	0

								$(100)	$128	$28	$0

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(9)	Notional Amount of Currency Received	Notional Amount of Currency Delivered		Upfront Payable/ (Receivable)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GLM	Floating rate equal to 1-Day USD-SOFR Compounded-OIS plus 0.495% based on the notional amount of currency received	Floating rate equal to 3-Month PHP-LIBOR based on the notional amount of currency delivered	Maturity	06/20/2029	$5,066	PHP	280,658	$1	$5	$6	$0
	Floating rate equal to 6-Month USD-LIBOR plus 0.330% based on the notional amount of currency received	Floating rate equal to 6-Month ARS-LIBOR based on the notional amount of currency delivered	Maturity	05/28/2024	7,800	ARS	351,546	7	7,613	7,620	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	81

Schedule of Investments	PIMCO Emerging Markets Currency and Short-Term Investments Fund	(Cont.)

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(9)	Notional Amount of Currency Received		Notional Amount of Currency Delivered			Upfront Payable/ (Receivable)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
												Asset	Liability
JPM	Floating rate equal to 1-Day USD-SOFR Compounded-OIS plus 0.495% based on the notional amount of currency received	Floating rate equal to 3-Month PHP-LIBOR based on the notional amount of currency delivered	Maturity	06/20/2029		$265		PHP	14,700	$0	$0	$0	$0
MBC	Floating rate equal to 3-Month INR-LIBOR plus 0.665% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	06/20/2029	INR	188,080	$		2,261	8	2	10	0

NGF	Floating rate equal to 3-Month INR-LIBOR plus 0.665% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	06/20/2029		53,015			637	2	1	3	0

SCX	Floating rate equal to 3-Month INR-LIBOR plus 0.665% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	06/20/2029		316,097			3,801	12	5	17	0

										$30	$7,626	$7,656	$0

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	3-Month MYR-KLIBOR	3.868%	Quarterly	12/20/2028	MYR	5,658	$12	$(1)	$11	$0
GLM	Pay	1-Year BRL-CDI	7.728	Maturity	01/04/2027	BRL	21,000	0	(241)	0	(241)
	Pay	6-Month CLP-CHILIBOR	3.265	Semi-Annual	06/14/2029	CLP	473,800	0	(47)	0	(47)
GST	Pay	3-Month MYR-KLIBOR	3.868	Quarterly	12/20/2028	MYR	13,400	35	(8)	27	0

	Receive	3-Month MYR-KLIBOR	3.500	Quarterly	03/20/2029		33,767	50	3	53	0

								$97	$(294)	$91	$(288)

Total Swap Agreements								$(54)	$7,450	$7,775	$(379)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(10)
AZD	$43	$0	$0	$43	$0	$0	$0	$0	$43	$0	$43
BOA	1,025	0	11	1,036	(136)	(362)	0	(498)	538	(730)	(192)
BPS	786	0	0	786	(1,470)	0	0	(1,470)	(684)	352	(332)
BRC	283	0	0	283	(525)	0	(91)	(616)	(333)	272	(61)
BSH	23	0	0	23	(31)	0	0	(31)	(8)	0	(8)
CBK	1,113	0	12	1,125	(748)	(637)	0	(1,385)	(260)	411	151
CKL	0	0	0	0	0	(8)	0	(8)	(8)	0	(8)
CLY	0	0	0	0	(285)	0	0	(285)	(285)	0	(285)
DUB	1,000	0	0	1,000	(381)	(63)	0	(444)	556	(340)	216
FAR	9	0	0	9	(74)	(10)	0	(84)	(75)	0	(75)
GLM	854	54	7,626	8,534	(843)	(227)	(288)	(1,358)	7,176	(6,750)	426
GST	0	0	82	82	0	0	0	0	82	0	82
IND	0	0	0	0	(24)	0	0	(24)	(24)	275	251
JPM	809	511	14	1,334	(2,605)	(5)	0	(2,610)	(1,276)	952	(324)
MBC	1,091	0	10	1,101	(218)	0	0	(218)	883	(890)	(7)

82	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2024

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(10)
MYC	$0	$0	$0	$0	$0	$(7)	$0	$(7)	$(7)	$0	$(7)
MYI	618	83	0	701	(627)	(317)	0	(944)	(243)	553	310
NGF	0	0	3	3	(12)	(78)	0	(90)	(87)	0	(87)
RBC	1	0	0	1	0	0	0	0	1	0	1
SCX	425	0	17	442	(916)	0	0	(916)	(474)	325	(149)
SOG	1	0	0	1	(57)	0	0	(57)	(56)	0	(56)
SSB	677	0	0	677	(132)	0	0	(132)	545	(470)	75
TOR	65	0	0	65	(162)	0	0	(162)	(97)	0	(97)
UAG	190	0	0	190	(4)	0	0	(4)	186	0	186

Total Over the Counter	$9,013	$648	$7,775	$17,436	$(9,250)	$(1,714)	$(379)	$(11,343)

(o)

Securities with an aggregate market value of $3,140 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2024.

(1)	Notional Amount represents the number of contracts.
(2)	Exercise level and final cost determined on a future date, based upon implied volatility parameters.
(3)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.
(4)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(5)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(6)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(8)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(9)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(10)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$8	$8
Swap Agreements	0	0	0	0	484	484

	$0	$0	$0	$0	$492	$492

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,013	$0	$9,013
Purchased Options	0	0	0	648	0	648
Swap Agreements	0	28	0	7,656	91	7,775

	$0	$28	$0	$17,317	$91	$17,436

	$0	$28	$0	$17,317	$583	$17,928

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	83

Schedule of Investments	PIMCO Emerging Markets Currency and Short-Term Investments Fund	(Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$26	$26
Swap Agreements	0	0	0	0	342	342

	$0	$0	$0	$0	$368	$368

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,250	$0	$9,250
Written Options	0	0	0	1,677	37	1,714
Swap Agreements	0	91	0	0	288	379

	$0	$91	$0	$10,927	$325	$11,343

	$0	$91	$0	$10,927	$693	$11,711

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$122	$122
Futures	0	0	0	0	(47)	(47)
Swap Agreements	0	224	0	0	8,089	8,313

	$0	$224	$0	$0	$8,164	$8,388

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(15,189)	$0	$(15,189)
Purchased Options	0	0	0	544	0	544
Written Options	0	0	0	434	498	932
Swap Agreements	0	(64)	0	(141)	(382)	(587)

	$0	$(64)	$0	$(14,352)	$116	$(14,300)

	$0	$160	$0	$(14,352)	$8,280	$(5,912)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(56)	$(56)
Futures	0	0	0	0	108	108
Swap Agreements	0	(2)	0	0	(4,545)	(4,547)

	$0	$(2)	$0	$0	$(4,493)	$(4,495)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,134	$0	$10,134
Purchased Options	0	0	0	(345)	0	(345)
Written Options	0	0	0	1,384	(17)	1,367
Swap Agreements	0	57	0	271	379	707

	$0	$57	$0	$11,444	$362	$11,863

	$0	$55	$0	$11,444	$(4,131)	$7,368

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$100	$0	$100
Azerbaijan
Loan Participations and Assignments	0	0	1,240	1,240
Brazil
Corporate Bonds & Notes	0	4,404	41	4,445
Sovereign Issues	0	121,007	0	121,007
Cayman Islands
Asset-Backed Securities	0	1,644	0	1,644
Convertible Bonds & Notes	0	4	0	4
Corporate Bonds & Notes	0	944	0	944

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Chile
Sovereign Issues	$0	$8,257	$0	$8,257
China
Common Stocks	37	0	0	37
Sovereign Issues	0	2,595	0	2,595
Colombia
Corporate Bonds & Notes	0	2,643	0	2,643
Loan Participations and Assignments	0	0	7,013	7,013
Sovereign Issues	0	63	0	63
Czech Republic
Corporate Bonds & Notes	0	1,722	0	1,722
Sovereign Issues	0	536	0	536

84	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2024

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Denmark
Corporate Bonds & Notes	$0	$0	$0	$0
Dominican Republic
Sovereign Issues	0	12,784	0	12,784
Ecuador
Sovereign Issues	0	2,042	0	2,042
Hungary
Sovereign Issues	0	1,781	0	1,781
India
Corporate Bonds & Notes	0	2,884	0	2,884
Indonesia
Corporate Bonds & Notes	0	988	0	988
Ireland
Asset-Backed Securities	0	1,471	0	1,471
Israel
Sovereign Issues	0	2,363	0	2,363
Ivory Coast
Loan Participations and Assignments	0	0	4,439	4,439
Sovereign Issues	0	1,258	0	1,258
Luxembourg
Corporate Bonds & Notes	0	528	283	811
Mexico
Sovereign Issues	0	37,692	0	37,692
Netherlands
Corporate Bonds & Notes	0	3,169	0	3,169
Panama
Sovereign Issues	0	2,535	0	2,535
Paraguay
Sovereign Issues	0	1,117	0	1,117
Peru
Corporate Bonds & Notes	0	9,065	0	9,065
Poland
Sovereign Issues	0	4,090	0	4,090
Qatar
Corporate Bonds & Notes	0	734	0	734
Romania
Sovereign Issues	0	3,091	0	3,091
Singapore
Sovereign Issues	0	47,242	0	47,242
South Africa
Corporate Bonds & Notes	0	3,215	2,979	6,194
Sovereign Issues	0	20,366	0	20,366
South Korea
Sovereign Issues	0	1,093	0	1,093
Supranational
Corporate Bonds & Notes	0	17,825	0	17,825
Turkey
Loan Participations and Assignments	0	2,677	0	2,677

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Sovereign Issues	$0	$1,728	$0	$1,728
United Kingdom
Non-Agency Mortgage-Backed Securities	0	3,498	0	3,498
Sovereign Issues	0	2,257	0	2,257
United States
Asset-Backed Securities	0	6,830	5,875	12,705
Common Stocks	0	0	77	77
Non-Agency Mortgage-Backed Securities	0	5,196	379	5,575
Sovereign Issues	0	8,253	0	8,253
U.S. Government Agencies	0	35	0	35
Zambia
Sovereign Issues	0	1,029	0	1,029
Short-Term Instruments
Repurchase Agreements	0	5,107	0	5,107
Short-Term Notes	0	40	0	40
Egypt Treasury Bills	0	2,706	0	2,706
Hungary Treasury Bills	0	27,790	0	27,790
Japan Treasury Bills	0	34,483	0	34,483
Nigeria Treasury Bills	0	5,585	0	5,585
U.S. Treasury Bills	0	4,590	0	4,590

	$37	$433,056	$22,326	$455,419

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$52,353	$0	$0	$52,353

Total Investments	$52,390	$433,056	$22,326	$507,772

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	8	484	0	492
Over the counter	0	17,436	0	17,436

	$8	$17,920	$0	$17,928

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(19)	(349)	0	(368)
Over the counter	0	(11,343)	0	(11,343)

	$(19)	$(11,692)	$0	$(11,711)

Total Financial Derivative Instruments	$(11)	$6,228	$0	$6,217

Totals	$52,379	$439,284	$22,326	$513,989

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2024:

Category and Subcategory	Beginning Balance at 03/31/2023	Net Purchases(1)	Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2024	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2024(2)
Investments in Securities, at Value
Azerbaijan
Loan Participations and Assignments	$0	$1,828	$(625)	$21	$11	$5	$0	$0	$1,240	$5
Brazil
Corporate Bonds & Notes	206	0	0	(50)	0	(115)	0	0	41	(115)
Colombia
Loan Participations and Assignments(3)	2,518	4,388	0	0	0	107	0	0	7,013	107
Ivory Coast
Loan Participations and Assignments	1,558	3,184	(409)	14	(40)	132	0	0	4,439	72
Luxembourg
Corporate Bonds & Notes	339	0	(54)	4	1	(7)	0	0	283	(6)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	85

Schedule of Investments	PIMCO Emerging Markets Currency and Short-Term Investments Fund	(Cont.)	March 31, 2024

Category and Subcategory	Beginning Balance at 03/31/2023	Net Purchases(1)		Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2024	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2024(2)
Qatar
Loan Participations and Assignments	$2,597		$0	$(2,600)	$11	$0	$(8)	$0	$0	$0		$0
Russia
Sovereign Issues	32		0	(217)	0	(132)	317	0	0	0		0
South Africa
Corporate Bonds & Notes	3,167		0	0	0	0	(188)	0	0	2,979		(188)
Turkey
Loan Participations and Assignments	2,610		0	0	6	0	61	0	(2,677)	0		61
United States
Asset-Backed Securities	7,134		0	0	0	0	(1,273)	14	0	5,875		(1,273)
Common Stocks	77		0	0	0	0	0	0	0	77		0
Non-Agency Mortgage-Backed Securities	0		0	0	0	0	0	379	0	379		0
Short-Term Instruments
Certificates of Deposit	358		0	(390)	0	65	(33)	0	0	0		0

	$20,596		$9,400	$(4,295)	$6	$(95)	$(1,002)	$393	$(2,677)	$22,326		$(1,337)

Financial Derivative Instruments - Liabilities
Over the counter	$(1)	$		$15	$0	$0	$(14)	$0	$0	$0	$

Totals	$20,595		$9,400	$(4,280)	$6	$(95)	$(1,016)	$393	$(2,677)	$22,326		$(1,337)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2024	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)			Weighted Average
Investments in Securities, at Value
Azerbaijan
Loan Participations and Assignments	$1,240	Discounted Cash Flow	Discount Rate			3.980	—
Brazil
Corporate Bonds & Notes	41	Indicative Market Quotation	Broker Quote	$		1.750	—
Colombia
Loan Participations and Assignments	7,013	Discounted Cash Flow	Discount Rate			7.330	—
Ivory Coast
Loan Participations and Assignments	3,234	Discounted Cash Flow	Discount Rate			10.040	—
	1,205	Indicative Market Quotation	Broker Quote			98.000	—
Luxembourg
Corporate Bonds & Notes	283	Discounted Cash Flow	Discount Rate			15.370	—
South Africa
Corporate Bonds & Notes	2,979	Discounted Cash Flow	Discount Rate			10.050	—
United States
Asset-Backed Securities	5,861	Expected Recovery	Price			65.250	—
	14	Fair Valuation of Odd Lot Positions	Adjustment Factor			2.500	—
Common Stocks	77	Comparable Companies	EBITDA Multiple		X	4.300	—
Non-Agency Mortgage-Backed Securities	379	Fair Valuation of Odd Lot Positions	Adjustment Factor			2.500	—

Total	$22,326

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2024 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Country type updated from United States to Colombia since prior fiscal year end.

86	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Emerging Markets Full Spectrum Bond Fund	March 31, 2024

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 3.1%

CAYMAN ISLANDS 0.3%

CONVERTIBLE BONDS & NOTES 0.0%

Sunac China Holdings Ltd. (1.000% PIK)
1.000% due 09/30/2032 (a)	$197	$13

CORPORATE BONDS & NOTES 0.3%

CIFI Holdings Group Co. Ltd.
4.375% due 04/12/2027 ^(b)	500	39

Kaisa Group Holdings Ltd.
9.375% due 06/30/2024 ^(b)	1,500	43

Poinsettia Finance Ltd.
6.625% due 06/17/2031	669	568

Sunac China Holdings Ltd. (5.000% Cash or 6.000% PIK)
6.000% due 09/30/2026 (a)	65	7

Sunac China Holdings Ltd. (5.250% Cash or 6.250% PIK)
6.250% due 09/30/2027 (a)	65	7

Sunac China Holdings Ltd. (5.500% Cash or 6.500% PIK)
6.500% due 09/30/2027 (a)	130	12

Sunac China Holdings Ltd. (5.750% Cash or 6.750% PIK)
6.750% due 09/30/2028 (a)	195	15

Sunac China Holdings Ltd. (6.000% Cash or 7.000% PIK)
7.000% due 09/30/2029 (a)	195	14

Sunac China Holdings Ltd. (6.250% Cash or 7.250% PIK)
7.250% due 09/30/2030 (a)	92	6

		711

Total Cayman Islands (Cost $2,723)		724

	SHARES	MARKET VALUE (000S)
CHINA 0.0%

COMMON STOCKS 0.0%

Sunac Services Holdings Ltd.	526,390	$125

	PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 0.0%

Yango Justice International Ltd.
7.500% due 02/17/2025 ^(b)	$1,000	8

Total China (Cost $1,110)		133

UNITED STATES 2.5%

U.S. GOVERNMENT AGENCIES 2.5%

Uniform Mortgage-Backed Security, TBA
4.000% due 05/01/2054	1,600	1,482
4.500% due 04/01/2054	1,600	1,524
5.000% due 04/01/2054	1,700	1,659
5.500% due 05/01/2054	2,000	1,990

		6,655

Total United States (Cost $6,662)		6,655

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (f) 0.2%

		553

U.S. TREASURY BILLS 0.1%
5.337% due 04/11/2024 (c)(d)(i)	264	264

Total Short-Term Instruments (Cost $817)		817

Total Investments in Securities (Cost $11,312)		8,329

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 99.2%

UNITED STATES 96.0%

MUTUAL FUNDS (e) 96.0%

PIMCO Emerging Markets Bond Fund	7,781,426	$65,675

PIMCO Emerging Markets Corporate Bond Fund	6,938,366	62,584

PIMCO Emerging Markets Local Currency and Bond Fund	21,635,079	126,998

		255,257

Total United States (Cost $267,094)		255,257

SHORT-TERM INSTRUMENTS 3.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.2%

PIMCO Short-Term Floating NAV Portfolio III	889,055	8,648

Total Short-Term Instruments (Cost $8,647)		8,648

Total Investments in Affiliates (Cost $275,741)		263,905

Total Investments 102.3% (Cost $287,053)		$272,234

Financial Derivative Instruments (g)(h) (0.1)% (Cost or Premiums, net $60)		(151)

Other Assets and Liabilities, net (2.2)%		(6,083)

Net Assets 100.0%		$266,000

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

(a)	Payment in-kind security.

(b)	Security is not accruing income as of the date of this report.

(c)	Zero coupon security.

(d)	Coupon represents a yield to maturity.

(e)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	03/28/2024	04/01/2024	$553	U.S. Treasury Notes 5.000% due 09/30/2025	$(564)	$553	$553

Total Repurchase Agreements						$(564)	$553	$553

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	87

Schedule of Investments	PIMCO Emerging Markets Full Spectrum Bond Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$553	$0	$0	$553	$(564)	$(11)

Total Borrowings and Other Financing Transactions	$553	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(g) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2024	117	$12,963	$91	$0	$(9)

Total Futures Contracts				$91	$0	$(9)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-SOFR Compounded-OIS	3.500%	Annual	12/20/2030	$	6,400	$161	$25	$186	$9	$0

Total Swap Agreements							$161	$25	$186	$9	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures		Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$9	$9	$0		$(9)	$0	$(9)

Cash of $935 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

88	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2024

(h) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	07/2024		$2,347	BRL	11,900	$6	$0

BSH	07/2024	BRL	15,300		$3,034	9	0

CBK	04/2024		13,326		2,709	53	0
	04/2024		$2,666	BRL	13,326	0	(9)
	05/2024	BRL	1,862		$370	0	0

GLM	04/2024		33,100		6,595	0	(5)
	04/2024		$6,625	BRL	33,100	0	(25)
	07/2024	BRL	8,500		$1,716	36	0

JPM	04/2024		44,568		8,921	34	0
	04/2024		$9,108	BRL	44,569	0	(222)
	05/2024		325		1,613	0	(5)
	07/2024	BRL	3,400		$684	12	0
	07/2024		$3,042	BRL	15,300	0	(17)

Total Forward Foreign Currency Contracts						$150	$(283)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BPS	Brazil Government International Bond	1.000%	Quarterly	12/20/2028	1.245%	$2,000	$(85)	$65	$0	$(20)

GST	Poland Government International Bond	1.000	Quarterly	06/20/2024	0.211	500	2	(1)	1	0

JPM	Banco do Brasil SA	1.000	Quarterly	12/20/2024	0.842	800	(18)	19	1	0

Total Swap Agreements							$(101)	$83	$2	$(20)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BPS	$6	$0	$0	$6	$0	$0	$(20)	$(20)	$(14)	$0	$(14)
BSH	9	0	0	9	0	0	0	0	9	0	9
CBK	53	0	0	53	(9)	0	0	(9)	44	0	44
GLM	36	0	0	36	(30)	0	0	(30)	6	0	6
GST	0	0	1	1	0	0	0	0	1	0	1
JPM	46	0	1	47	(244)	0	0	(244)	(197)	264	67

Total Over the Counter	$150	$0	$2	$152	$(283)	$0	$(20)	$(303)

(i)

Securities with an aggregate market value of $264 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2024.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	89

Schedule of Investments	PIMCO Emerging Markets Full Spectrum Bond Fund	(Cont.)

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$9	$9

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$150	$0	$150
Swap Agreements	0	2	0	0	0	2

	$0	$2	$0	$150	$0	$152

	$0	$2	$0	$150	$9	$161

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$9	$9

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$283	$0	$283
Swap Agreements	0	20	0	0	0	20

	$0	$20	$0	$283	$0	$303

	$0	$20	$0	$283	$9	$312

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(525)	$(525)
Swap Agreements	0	0	0	0	112	112

	$0	$0	$0	$0	$(413)	$(413)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,955)	$0	$(1,955)
Swap Agreements	0	272	0	0	(50)	222

	$0	$272	$0	$(1,955)	$(50)	$(1,733)

	$0	$272	$0	$(1,955)	$(463)	$(2,146)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$91	$91
Swap Agreements	0	0	0	0	(125)	(125)

	$0	$0	$0	$0	$(34)	$(34)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$662	$0	$662
Swap Agreements	0	(34)	0	0	39	5

	$0	$(34)	$0	$662	$39	$667

	$0	$(34)	$0	$662	$5	$633

90	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2024

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Cayman Islands
Convertible Bonds & Notes	$0	$13	$0	$13
Corporate Bonds & Notes	0	711	0	711
China
Common Stocks	125	0	0	125
Corporate Bonds & Notes	0	8	0	8
United States
U.S. Government Agencies	0	6,655	0	6,655
Short-Term Instruments
Repurchase Agreements	0	553	0	553
U.S. Treasury Bills	0	264	0	264

	$125	$8,204	$0	$8,329

Investments in Affiliates, at Value
United States
Mutual Funds	255,257	0	0	255,257

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$8,648	$0	$0	$8,648

	$263,905	$0	$0	$263,905

Total Investments	$264,030	$8,204	$0	$272,234

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	9	0	9
Over the counter	$0	$152	$0	$152

	$0	$161	$0	$161

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(9)	0	(9)
Over the counter	0	(303)	0	(303)

	$0	$(312)	$0	$(312)

Total Financial Derivative Instruments	$0	$(151)	$0	$(151)

Totals	$264,030	$8,053	$0	$272,083

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	91

Schedule of Investments	PIMCO Global Advantage® Strategy Bond Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 130.6%

ARGENTINA 0.0%

SOVEREIGN ISSUES 0.0%

Argentina Government International Bond
0.750% due 07/09/2030 þ		$43	$22
3.625% due 07/09/2035 þ		29	12

Argentina Treasury Bond BONCER
0.000% due 06/30/2025 (d)	ARS	2,734	4

Provincia de Buenos Aires
106.588% due 04/12/2025		56	0

Total Argentina (Cost $41)			38

AUSTRALIA 0.4%

SOVEREIGN ISSUES 0.4%

Australia Government International Bond
0.750% due 11/21/2027 (f)	AUD	1,972	1,263
1.750% due 06/21/2051		50	19

Total Australia (Cost $1,468)			1,282

BRAZIL 0.0%

CORPORATE BONDS & NOTES 0.0%

Odebrecht Oil & Gas Finance Ltd.
0.000% due 04/29/2024 (d)(g)		$653	36

Total Brazil (Cost $35)			36

CANADA 1.8%

CORPORATE BONDS & NOTES 0.4%

Air Canada Pass-Through Trust
3.300% due 07/15/2031		$144	130

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	300	310

Royal Bank of Canada
4.851% due 12/14/2026		$800	800

			1,240

SOVEREIGN ISSUES 1.4%

Canada Government Bond
2.750% due 12/01/2033	CAD	3,000	2,179
3.000% due 12/01/2036 (f)		2,152	1,810

Export Development Canada
7.130% due 03/11/2029	INR	46,900	562

			4,551

Total Canada (Cost $6,284)			5,791

CAYMAN ISLANDS 5.5%

ASSET-BACKED SECURITIES 5.1%

37 Capital CLO Ltd.
7.167% due 01/15/2034 •		$600	604

American Money Management Corp. CLO Ltd.
6.513% due 11/10/2030 •		392	393
6.827% due 11/02/2030 •		492	493

Apidos CLO
6.460% due 07/18/2029 •		484	484

Ares CLO Ltd.
6.610% due 04/18/2031 •		800	801
6.629% due 04/22/2031 •		800	802

Atlas Senior Loan Fund Ltd.
6.666% due 01/15/2031 •		499	499

BDS Ltd.
6.791% due 12/16/2036 •		867	863

BlueMountain CLO Ltd.
6.515% due 10/25/2030 •		800	800

Carlyle U.S. CLO Ltd.
6.579% due 04/20/2031 •		641	642

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CIFC Funding Ltd.
6.530% due 10/24/2030 •		$609	$609

Elevation CLO Ltd.
6.536% due 10/25/2030 •		545	545

Elmwood CLO Ltd.
6.947% due 01/17/2034 •		1,000	1,005

GPMT Ltd.
6.793% due 12/15/2036 •		900	873

Halseypoint CLO Ltd.
7.029% due 11/30/2032 •		800	800

LCM LP
6.441% due 07/19/2027 •		6	6

LCM Ltd.
6.659% due 04/20/2031 •		800	800

MF1 Multifamily Housing Mortgage Loan Trust
6.290% due 07/15/2036 •		82	81

MidOcean Credit CLO
6.611% due 01/29/2030 •		161	161
6.631% due 02/20/2031 •		651	652

Sound Point CLO Ltd.
6.566% due 07/25/2030 •		407	407

Starwood Commercial Mortgage Trust
6.641% due 04/18/2038 •		711	698

TPG Real Estate Finance Issuer Ltd.
6.969% due 02/15/2039 •		800	794

Venture CLO Ltd.
6.456% due 04/15/2027 •		30	30
6.739% due 07/30/2032 •		900	900

Wind River CLO Ltd.
6.610% due 07/18/2031 •		645	645
6.656% due 07/15/2031 •		800	799

			16,186

CORPORATE BONDS & NOTES 0.3%

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		471	419

Sands China Ltd.
5.125% due 08/08/2025		200	198
5.400% due 08/08/2028		300	294

			911

SOVEREIGN ISSUES 0.1%

KSA Sukuk Ltd.
5.268% due 10/25/2028		300	306

Total Cayman Islands (Cost $17,482)			17,403

CHILE 0.7%

CORPORATE BONDS & NOTES 0.3%

Banco Santander Chile
2.700% due 01/10/2025		$1,100	1,076

SOVEREIGN ISSUES 0.4%

Bonos de la Tesoreria de la Republica en pesos
4.700% due 09/01/2030	CLP	645,000	622

Chile Government International Bond
4.850% due 01/22/2029		$600	596

			1,218

Total Chile (Cost $2,674)			2,294

CHINA 0.1%

SOVEREIGN ISSUES 0.1%

China Government International Bond
3.190% due 04/15/2053	CNY	1,200	190

Total China (Cost $173)			190

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COLOMBIA 0.7%

CORPORATE BONDS & NOTES 0.3%

Ecopetrol SA
8.375% due 01/19/2036		$800	$808

SOVEREIGN ISSUES 0.4%

Colombia Government International Bond
4.500% due 03/15/2029		200	184
7.500% due 02/02/2034		1,100	1,127

			1,311

Total Colombia (Cost $2,085)			2,119

CZECH REPUBLIC 0.1%

SOVEREIGN ISSUES 0.1%

Czech Republic Government International Bond
0.950% due 05/15/2030	CZK	5,600	203
2.500% due 08/25/2028		900	36

Total Czech Republic (Cost $260)			239

DENMARK 1.7%

CORPORATE BONDS & NOTES 1.7%

Jyske Realkredit AS
1.000% due 10/01/2050	DKK	14,933	1,667

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050		11,507	1,240
1.500% due 10/01/2053		2,257	264

Nykredit Realkredit AS
1.000% due 04/01/2025		8,200	1,159
1.000% due 10/01/2050		197	22
1.500% due 10/01/2052		657	77

Realkredit Danmark AS
1.000% due 01/01/2025		2,200	312
1.500% due 10/01/2053		4,698	548

Total Denmark (Cost $6,559)			5,289

DOMINICAN REPUBLIC 0.3%

SOVEREIGN ISSUES 0.3%

Dominican Republic International Bond
4.875% due 09/23/2032		$500	449
6.500% due 02/15/2048		500	477

Total Dominican Republic (Cost $1,010)			926

FRANCE 2.0%

CORPORATE BONDS & NOTES 1.0%

BNP Paribas SA
2.219% due 06/09/2026 •		$800	769

BPCE SA
5.716% due 01/18/2030 •		750	754

Societe Generale SA
1.488% due 12/14/2026 •		600	558
2.797% due 01/19/2028 •		200	185
3.337% due 01/21/2033 •		400	335
6.446% due 01/10/2029 •		600	616

			3,217

SOVEREIGN ISSUES 1.0%

France Government International Bond
0.100% due 07/25/2031 (f)	EUR	821	868
0.500% due 05/25/2072		100	43
0.750% due 05/25/2052		2,600	1,544
1.500% due 05/25/2050		700	529
2.000% due 05/25/2048		200	173
3.000% due 06/25/2049		100	104

			3,261

Total France (Cost $8,873)			6,478

92	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GERMANY 0.9%

CORPORATE BONDS & NOTES 0.9%

Deutsche Bank AG
1.625% due 01/20/2027	EUR	700	$712
2.129% due 11/24/2026 •		$500	472
2.625% due 12/16/2024	GBP	100	124
3.961% due 11/26/2025 •		$1,300	1,282
5.000% due 09/05/2030 •	EUR	300	337

Total Germany (Cost $3,129)			2,927

GUATEMALA 0.1%

SOVEREIGN ISSUES 0.1%

Guatemala Government International Bond
5.375% due 04/24/2032		$200	193

Total Guatemala (Cost $230)			193

HUNGARY 1.3%

SOVEREIGN ISSUES 1.3%

Hungary Government International Bond
5.375% due 09/12/2033	EUR	900	1,025
5.500% due 03/26/2036		$700	681
6.250% due 09/22/2032		500	521
6.750% due 09/25/2052		400	430

Magyar Export-Import Bank Zrt
6.125% due 12/04/2027		1,400	1,410

Total Hungary (Cost $3,901)			4,067

INDIA 0.3%

CORPORATE BONDS & NOTES 0.3%

IRB Infrastructure Developers, Inc.
7.110% due 03/11/2032		$800	812

Total India (Cost $799)			812

INDONESIA 1.0%

CORPORATE BONDS & NOTES 0.6%

Indonesia Asahan Aluminium PT
4.750% due 05/15/2025		$1,100	1,087

Pertamina Persero PT
6.450% due 05/30/2044		700	745

			1,832

SOVEREIGN ISSUES 0.4%

Indonesia Government International Bond
8.375% due 03/15/2034	IDR	18,578,000	1,317

Total Indonesia (Cost $3,137)			3,149

IRELAND 2.3%

ASSET-BACKED SECURITIES 2.1%

Accunia European CLO DAC
4.892% due 07/15/2030 •	EUR	205	222

Aurium CLO DAC
4.672% due 01/16/2031 •		798	858

BlueMountain Fuji EUR CLO DAC
4.592% due 07/15/2030 •		245	264

Cairn CLO DAC
4.722% due 10/15/2031 •		400	428

Capital Four CLO DAC
4.962% due 10/15/2034 •		800	856

CVC Cordatus Loan Fund DAC
4.592% due 10/15/2031 •		396	424

Dryden Euro CLO DAC
4.602% due 04/15/2033 •		248	264

Hayfin Emerald CLO
5.662% due 01/25/2037 •		500	544

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Jubilee CLO DAC
4.552% due 04/15/2030 •	EUR	401	$433
4.592% due 04/15/2031 •		300	322

Man GLG Euro CLO DAC
4.630% due 12/15/2031 •		369	396

Rockford Tower Europe CLO DAC
0.000% due 04/24/2037 •(b)		700	755

Sculptor European CLO DAC
4.992% due 10/15/2034 •		700	751

			6,517

CORPORATE BONDS & NOTES 0.2%

AerCap Ireland Capital DAC
2.450% due 10/29/2026		$300	279
3.000% due 10/29/2028		300	271

			550

Total Ireland (Cost $7,526)			7,067

ISRAEL 0.4%

SOVEREIGN ISSUES 0.4%

Israel Government International Bond
2.000% due 03/31/2027	ILS	2,100	539
4.500% due 01/17/2033		$800	746

Total Israel (Cost $1,434)			1,285

ITALY 7.3%

CORPORATE BONDS & NOTES 0.6%

Banca Monte dei Paschi di Siena SpA
0.875% due 10/08/2027	EUR	600	604
2.625% due 04/28/2025		300	316

Intesa Sanpaolo SpA
7.200% due 11/28/2033		$400	431

Nexi SpA
2.125% due 04/30/2029	EUR	200	194

UniCredit SpA
2.569% due 09/22/2026 •		$500	476

			2,021

SOVEREIGN ISSUES 6.7%

Cassa Depositi e Prestiti SpA
5.750% due 05/05/2026		400	397

Italy Buoni Poliennali Del Tesoro
2.350% due 09/15/2024 (f)	EUR	18,903	20,705

			21,102

Total Italy (Cost $23,709)			23,123

IVORY COAST 0.5%

SOVEREIGN ISSUES 0.5%

Ivory Coast Government International Bond
5.250% due 03/22/2030	EUR	1,000	1,007
5.875% due 10/17/2031		600	599

Total Ivory Coast (Cost $1,538)			1,606

JAPAN 5.6%

CORPORATE BONDS & NOTES 0.3%

Olympus Corp.
2.143% due 12/08/2026		$200	184

Sumitomo Mitsui Financial Group, Inc.
5.520% due 01/13/2028		800	816

			1,000

SOVEREIGN ISSUES 5.3%

Japan Government International Bond
0.005% due 10/01/2024	JPY	740,000	4,888
0.100% due 01/01/2026		260,000	1,716

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.100% due 03/10/2028	JPY	247,313	$1,715
0.100% due 03/10/2029		675,681	4,707
0.500% due 03/20/2049		199,000	1,014
0.700% due 12/20/2048		6,000	32
0.700% due 06/20/2051		168,000	872
1.500% due 09/20/2043		280,000	1,872

			16,816

Total Japan (Cost $22,131)			17,816

KAZAKHSTAN 0.3%

CORPORATE BONDS & NOTES 0.3%

KazMunayGas National Co. JSC
3.500% due 04/14/2033		$900	751
5.750% due 04/19/2047		200	174
6.375% due 10/24/2048		200	187

Total Kazakhstan (Cost $1,025)			1,112

LUXEMBOURG 1.1%

		SHARES
COMMON STOCKS 0.4%

Drillco Holding Lux SA «(c)(h)		35,766	863

Forsea Holding SA «(c)		14,931	360

			1,223

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 0.7%

Chile Electricity Lux MPC SARL
6.010% due 01/20/2033		$700	707

CPI Property Group SA
1.500% due 01/27/2031	EUR	100	72

FORESEA Holding SA
7.500% due 06/15/2030		$632	595

TMS Issuer SARL
5.780% due 08/23/2032		700	722

			2,096

Total Luxembourg (Cost $2,655)			3,319

MALAYSIA 0.3%

CORPORATE BONDS & NOTES 0.1%

Petronas Capital Ltd.
2.480% due 01/28/2032		$200	167
4.550% due 04/21/2050		200	178

			345

SOVEREIGN ISSUES 0.2%

Malaysia Government International Bond
3.519% due 04/20/2028	MYR	3,431	724

Total Malaysia (Cost $1,133)			1,069

MEXICO 0.7%

SOVEREIGN ISSUES 0.7%

Mexico Government International Bond
4.490% due 05/25/2032	EUR	900	989
5.750% due 10/12/2110		$200	176
7.500% due 06/03/2027	MXN	6,000	342
7.750% due 05/29/2031		1,000	55
8.500% due 03/01/2029		8,000	466
8.500% due 05/31/2029		5,600	327

Total Mexico (Cost $2,371)			2,355

MULTINATIONAL 0.1%

CORPORATE BONDS & NOTES 0.1%

Delta Air Lines, Inc.
4.750% due 10/20/2028		$300	293

Total Multinational (Cost $314)			293

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	93

Schedule of Investments	PIMCO Global Advantage® Strategy Bond Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NETHERLANDS 0.9%

CORPORATE BONDS & NOTES 0.9%

ABN AMRO Bank NV
6.575% due 10/13/2026 •		$700	$707

Cooperatieve Rabobank UA
5.447% due 03/05/2030 •		900	904

Prosus NV
1.207% due 01/19/2026	EUR	400	412
3.257% due 01/19/2027		$900	835

			2,858

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.0%

EMF-NL Prime BV
4.728% due 04/17/2041 •	EUR	95	100

Total Netherlands (Cost $3,061)			2,958

NEW ZEALAND 0.1%

SOVEREIGN ISSUES 0.1%

New Zealand Government International Bond
1.500% due 05/15/2031	NZD	500	245

Total New Zealand (Cost $347)			245

NORWAY 0.1%

SOVEREIGN ISSUES 0.1%

Kommunalbanken AS
1.900% due 01/19/2027	AUD	400	244

Total Norway (Cost $291)			244

PERU 0.4%

CORPORATE BONDS & NOTES 0.4%

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	1,200	319

Credicorp Capital Sociedad Titulizadora SA
10.100% due 12/15/2043		3,000	817

Total Peru (Cost $1,168)			1,136

PHILIPPINES 0.1%

SOVEREIGN ISSUES 0.1%

Philippines Government International Bond
6.250% due 01/14/2036	PHP	20,000	335

Total Philippines (Cost $488)			335

POLAND 1.3%

SOVEREIGN ISSUES 1.3%

Poland Government International Bond
3.875% due 02/14/2033 (j)	EUR	1,500	1,675
4.250% due 02/14/2043		400	449
4.625% due 03/18/2029		$800	799
4.875% due 10/04/2033		300	296
5.125% due 09/18/2034		600	600
5.500% due 04/04/2053		200	200

Total Poland (Cost $3,915)			4,019

QATAR 0.1%

CORPORATE BONDS & NOTES 0.1%

QatarEnergy
2.250% due 07/12/2031		$200	168

Total Qatar (Cost $198)			168

ROMANIA 1.0%

SOVEREIGN ISSUES 1.0%

Romania Government International Bond
1.375% due 12/02/2029	EUR	360	324

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.750% due 07/13/2030	EUR	200	$177
2.000% due 04/14/2033		900	747
2.625% due 12/02/2040		100	74
2.750% due 04/14/2041		100	74
2.875% due 04/13/2042		300	222
5.625% due 02/22/2036		100	108
6.375% due 09/18/2033		500	578
6.625% due 09/27/2029		700	818

Total Romania (Cost $3,538)			3,122

SAUDI ARABIA 2.4%

CORPORATE BONDS & NOTES 0.3%

Saudi Arabian Oil Co.
3.500% due 04/16/2029		$900	841

SOVEREIGN ISSUES 2.1%

Saudi Government International Bond
3.250% due 10/22/2030		200	182
4.875% due 07/18/2033		800	796
5.000% due 01/16/2034		5,400	5,376
5.000% due 01/18/2053		300	269

			6,623

Total Saudi Arabia (Cost $7,528)			7,464

SERBIA 0.7%

SOVEREIGN ISSUES 0.7%

Serbia Government International Bond
1.650% due 03/03/2033	EUR	1,000	808
3.125% due 05/15/2027		1,400	1,453

Total Serbia (Cost $2,330)			2,261

SINGAPORE 0.2%

SOVEREIGN ISSUES 0.2%

Singapore Government International Bond
2.250% due 08/01/2036	SGD	680	460
3.375% due 09/01/2033		170	129

Total Singapore (Cost $604)			589

SOUTH AFRICA 0.0%

SOVEREIGN ISSUES 0.0%

South Africa Government International Bond
5.375% due 07/24/2044		$200	145

Total South Africa (Cost $197)			145

SOUTH KOREA 2.3%

SOVEREIGN ISSUES 2.3%

Korea Government International Bond
2.000% due 06/10/2031	KRW	718,630	487
2.375% due 12/10/2028		2,271,890	1,615
2.625% due 06/10/2028		699,880	505
3.250% due 03/10/2028		696,190	515
3.250% due 06/10/2033		1,076,770	790
3.250% due 09/10/2042		244,320	179
4.250% due 12/10/2032		3,713,240	2,931
5.500% due 03/10/2028		360,000	288

Total South Korea (Cost $7,847)			7,310

SPAIN 0.8%

CORPORATE BONDS & NOTES 0.3%

Banco Bilbao Vizcaya Argentaria SA
5.381% due 03/13/2029		$400	403

Banco Santander SA
1.849% due 03/25/2026		200	187

CaixaBank SA
6.684% due 09/13/2027 •		400	409

			999

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.5%

Autonomous Community of Catalonia
4.220% due 04/26/2035	EUR	200	$220

Spain Government International Bond
1.450% due 10/31/2071		300	163
3.450% due 07/30/2066		1,300	1,308

			1,691

Total Spain (Cost $3,874)			2,690

SUPRANATIONAL 0.6%

CORPORATE BONDS & NOTES 0.6%

Asian Development Bank
6.150% due 02/25/2030	INR	173,700	2,020

Total Supranational (Cost $2,316)			2,020

SWITZERLAND 1.1%

CORPORATE BONDS & NOTES 1.1%

Credit Suisse AG
7.500% due 02/15/2028		$1,200	1,294

UBS Group AG
0.650% due 01/14/2028 •	EUR	800	793
3.869% due 01/12/2029 •		$500	473
6.537% due 08/12/2033 •		250	264
7.750% due 03/01/2029 •	EUR	610	751

Total Switzerland (Cost $3,419)			3,575

UNITED ARAB EMIRATES 0.1%

CORPORATE BONDS & NOTES 0.1%

MDGH GMTN RSC Ltd.
5.500% due 04/28/2033		$200	207

Total United Arab Emirates (Cost $197)			207

UNITED KINGDOM 5.6%

CORPORATE BONDS & NOTES 2.8%

Antofagasta PLC
2.375% due 10/14/2030		$400	335

HSBC Holdings PLC
2.804% due 05/24/2032 •		1,000	839
4.041% due 03/13/2028 •		700	675
4.292% due 09/12/2026 •		600	589
5.719% due 03/04/2035 •		1,100	1,114
5.887% due 08/14/2027 •		300	303

John Lewis PLC
6.125% due 01/21/2025	GBP	100	126

NatWest Group PLC
5.076% due 01/27/2030 •		$300	295
5.778% due 03/01/2035 •		1,100	1,116

Santander U.K. Group Holdings PLC
6.534% due 01/10/2029 •		1,400	1,448

Standard Chartered PLC
1.822% due 11/23/2025 •		600	584
6.187% due 07/06/2027 •		700	707
6.296% due 07/06/2034 •		700	733

			8,864

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.5%

Alba PLC
5.532% due 11/25/2042 •	GBP	252	313

Great Hall Mortgages PLC
4.058% due 06/18/2039 •	EUR	110	118
5.472% due 03/18/2039 •	GBP	80	100
5.482% due 06/18/2039 •		48	61
5.492% due 06/18/2038 •		7	9

Newgate Funding PLC
4.540% due 12/15/2050 •	EUR	226	240

Residential Mortgage Securities PLC
6.473% due 06/20/2070 •	GBP	306	387

94	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ripon Mortgages PLC
5.922% due 08/28/2056 •	GBP	1,573	$1,985

Stratton Mortgage Funding PLC
0.000% due 06/20/2060 •		2,200	2,786

Towd Point Mortgage Funding
6.367% due 10/20/2051 •		340	429
6.572% due 07/20/2045 •		1,146	1,448

			7,876

SOVEREIGN ISSUES 0.3%

United Kingdom Gilt
0.125% due 03/22/2051 (f)		206	199
0.625% due 11/22/2042 (f)		249	300
1.250% due 07/31/2051		10	6
4.375% due 07/31/2054		400	502

			1,007

Total United Kingdom (Cost $18,395)			17,747

UNITED STATES 75.6%

ASSET-BACKED SECURITIES 2.5%

ABFC Trust
5.764% due 01/25/2037 •		$392	221

ACE Securities Corp. Home Equity Loan Trust
6.344% due 12/25/2034 •		99	89

Argent Securities Trust
5.744% due 07/25/2036 •		637	166
5.924% due 07/25/2036 •		797	208

Bear Stearns Asset-Backed Securities Trust
5.684% due 06/25/2047 •		67	66
6.179% due 09/25/2035 •		484	482
6.244% due 09/25/2046 •		59	55

Countrywide Asset-Backed Certificates Trust
4.498% due 07/25/2036 «~		11	10
5.664% due 09/25/2037 •		47	47
6.164% due 07/25/2034 •		52	52

Credit Suisse First Boston Mortgage Securities Corp.
5.233% due 01/25/2032 •		8	7

Credit-Based Asset Servicing & Securitization LLC
5.655% due 07/25/2037 •		171	112

Credit-Based Asset Servicing & Securitization Mortgage Loan Trust
3.322% due 03/25/2037 þ		853	310

Fieldstone Mortgage Investment Trust
5.755% due 11/25/2036 •		893	526

First Franklin Mortgage Loan Trust
6.719% due 07/25/2034 •		68	67

Fortress Credit Investments Ltd.
7.170% due 02/23/2039 •		693	693

GSAA Home Equity Trust
6.344% due 08/25/2037 •		28	27

GSAMP Trust
5.534% due 01/25/2037 •		133	79
5.594% due 12/25/2046 •		583	290
5.984% due 04/25/2036 •		576	385

HSI Asset Securitization Corp. Trust
5.884% due 12/25/2036 •		492	130

JP Morgan Mortgage Acquisition Trust
5.604% due 08/25/2036 «•		3	1

Massachusetts Educational Financing Authority
6.573% due 04/25/2038 •		16	16

MASTR Asset-Backed Securities Trust
5.924% due 03/25/2036 •		487	301

Merrill Lynch Mortgage Investors Trust
5.664% due 08/25/2037 •		441	229
5.964% due 04/25/2037 •		600	301

Morgan Stanley ABS Capital, Inc. Trust
5.534% due 01/25/2037 •		469	220
5.584% due 10/25/2036 •		520	226
5.584% due 11/25/2036 •		182	87
5.664% due 11/25/2036 •		182	87
5.674% due 10/25/2036 •		694	371

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Renaissance Home Equity Loan Trust
5.797% due 08/25/2036 þ		$478	$188

SMB Private Education Loan Trust
6.769% due 02/16/2055 •		473	475

Specialty Underwriting & Residential Finance Trust
4.252% due 02/25/2037 þ		470	166

Toyota Auto Loan Extended Note Trust
2.560% due 11/25/2031		1,100	1,095

			7,785

CORPORATE BONDS & NOTES 5.9%

Athene Global Funding
6.574% (SOFRINDX + 1.210%) due 03/25/2027 ~		600	601

Bank of America Corp.
3.384% due 04/02/2026 •		200	196
5.468% due 01/23/2035 •		600	604

Bristol-Myers Squibb Co.
5.100% due 02/22/2031		300	303

Charter Communications Operating LLC
3.750% due 02/15/2028		1,000	928

Credit Suisse AG AT1 Claim		400	46

CVS Pass-Through Trust
7.507% due 01/10/2032		958	993

Dell International LLC
6.020% due 06/15/2026		75	76

Doctors Co. An Interinsurance Exchange
4.500% due 01/18/2032		100	79

Ford Motor Credit Co. LLC
2.748% due 06/14/2024	GBP	200	251
3.375% due 11/13/2025		$400	385

GA Global Funding Trust
2.250% due 01/06/2027		200	183

Glencore Funding LLC
5.371% due 04/04/2029 (b)		700	702

GLP Capital LP
5.250% due 06/01/2025		200	199

Goldman Sachs Group, Inc.
0.875% due 05/09/2029	EUR	500	473
2.615% due 04/22/2032 •		$700	588
6.484% due 10/24/2029 •		700	737

JPMorgan Chase & Co.
4.080% due 04/26/2026 •		900	886
5.336% due 01/23/2035 •		900	904
6.087% due 10/23/2029 •		900	936

Las Vegas Sands Corp.
2.900% due 06/25/2025		300	289

Morgan Stanley
2.630% due 02/18/2026 •		500	487
3.790% due 03/21/2030 •	EUR	700	762
3.955% due 03/21/2035 •		1,200	1,315
6.407% due 11/01/2029 •		$700	734

Nissan Motor Acceptance Co. LLC
2.450% due 09/15/2028		300	259

Organon & Co.
2.875% due 04/30/2028	EUR	300	302

Pacific Gas & Electric Co.
2.100% due 08/01/2027		$100	90
3.150% due 01/01/2026		100	96
3.500% due 06/15/2025		100	97
4.000% due 12/01/2046		100	75
4.550% due 07/01/2030		100	95

PacifiCorp
5.450% due 02/15/2034		300	301

Penske Truck Leasing Co. LP
3.950% due 03/10/2025		1,200	1,181

Philip Morris International, Inc.
4.875% due 02/13/2029		300	298
5.125% due 02/13/2031		300	298

Southern California Edison Co.
6.181% (SOFRRATE + 0.830%) due 04/01/2024 ~		200	200

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo & Co.
5.389% due 04/24/2034 •	$1,200	$1,193
6.303% due 10/23/2029 •	500	521

		18,663

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

Level 3 Financing Inc.
7.676% (TSFR1M + 2.350%) due 04/15/2029 «~	124	92
7.676% (TSFR1M + 2.350%) due 04/15/2030 «~	127	95

		187

MUNICIPAL BONDS & NOTES 0.2%

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
1.958% due 06/01/2025	300	288

Texas Natural Gas Securitization Finance Corp. Series 2023
5.102% due 04/01/2035	200	202

		490

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.3%

Adjustable Rate Mortgage Trust
5.059% due 01/25/2035 «~	6	5

Banc of America Funding Trust
5.157% due 05/25/2035 ~	44	41
5.863% due 04/20/2047 •	53	41
5.864% due 04/25/2037 •	46	38
6.000% due 07/25/2037	142	115

Banc of America Mortgage Trust
6.000% due 10/25/2036 «	52	41

Barclays Commercial Mortgage Securities Trust
6.623% due 07/15/2037 •	800	791

Bayview Opportunity Master Fund Trust
3.000% due 11/25/2051 ~	731	614

BCAP LLC Trust
5.864% due 05/25/2047 •	167	157

Bear Stearns Adjustable Rate Mortgage Trust
4.929% due 04/25/2034 «~	67	62
5.490% due 08/25/2035 «~	3	3
5.541% due 02/25/2034 ~	4	4
7.660% due 02/25/2036 «•	13	11

Bear Stearns ALT-A Trust
4.462% due 09/25/2035 ~	189	75
5.138% due 05/25/2035 ~	54	50

BWAY Mortgage Trust
6.690% due 09/15/2036 •	800	761

BX Trust
6.169% due 10/15/2036 •	607	603

Chase Home Lending Mortgage Trust
3.250% due 09/25/2063 ~	583	514

Chase Mortgage Finance Trust
4.574% due 07/25/2037 ~	20	15
4.897% due 03/25/2037 ~	121	114

Citigroup Mortgage Loan Trust
4.180% due 05/25/2035 ~	17	16
4.722% due 04/25/2037 ~	92	80

Countrywide Alternative Loan Trust
2.991% due 06/25/2037 «~	95	73
5.500% due 10/25/2035 «	14	9
5.500% due 02/25/2036 «	31	17
5.653% due 07/20/2046 •	62	49
6.000% due 01/25/2037	238	189
6.000% due 02/25/2037	491	191
6.000% due 05/25/2037	423	193
6.250% due 12/25/2036 •	376	158
6.500% due 08/25/2037	309	130
8.000% due 10/25/2036 «	20	15

Countrywide Home Loan Mortgage Pass-Through Trust
6.000% due 02/25/2037	105	49
6.250% due 09/25/2036	192	76

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	95

Schedule of Investments	PIMCO Global Advantage® Strategy Bond Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Home Loan Reperforming REMIC Trust
5.784% due 06/25/2035 •	$75	$71

Credit Suisse Mortgage Capital Mortgage-Backed Trust
0.000% due 01/25/2060 (d)	706	609
2.500% due 07/25/2056 ~	156	126

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
6.445% due 02/25/2036 þ	175	153

GCAT Trust
4.250% due 05/25/2067 ~	486	451

GreenPoint Mortgage Funding Trust Pass-Through Certificates
6.364% due 10/25/2033 «~	4	4

GS Mortgage-Backed Securities Trust
2.500% due 12/25/2051 ~	164	132
3.000% due 09/25/2052 ~	1,361	1,143

GSR Mortgage Loan Trust
5.040% due 05/25/2037 «~	10	6

HarborView Mortgage Loan Trust
6.525% due 02/25/2036 «~	23	6

Impac Secured Assets Trust
5.120% due 07/25/2035 «~	42	37

IndyMac INDX Mortgage Loan Trust
3.718% due 06/25/2036 ~	142	122
4.691% due 12/25/2034 ~	3	2
5.924% due 07/25/2035 •	5	4

JP Morgan Alternative Loan Trust
4.593% due 12/25/2036 «~	13	12
4.839% due 05/25/2037 ~	172	151

JP Morgan Mortgage Trust
2.500% due 12/25/2051 ~	662	533
3.000% due 01/25/2052 ~	1,298	1,090
3.000% due 03/25/2052 ~	1,384	1,162
3.000% due 04/25/2052 ~	1,259	1,063
3.000% due 05/25/2052 ~	1,648	1,383
4.838% due 10/25/2035 ~	151	118
5.315% due 02/25/2035 «~	2	2

Lehman Mortgage Trust
6.000% due 09/25/2037	89	82

Manhattan West Mortgage Trust
2.130% due 09/10/2039	800	711

Merrill Lynch Mortgage Investors Trust
4.778% due 03/25/2036 ~	73	41
5.864% due 02/25/2036 •	13	12

MFA Trust
6.105% due 12/25/2068 þ	482	482

Morgan Stanley Mortgage Loan Trust
4.366% due 05/25/2036 ~	132	73
4.466% due 09/25/2035 ~	102	33
5.750% due 02/25/2036 «•	19	17

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	442	417
2.750% due 11/25/2059 ~	427	399
6.864% due 10/25/2063 þ	461	467

NYO Commercial Mortgage Trust
6.535% due 11/15/2038 •	900	873

PMT Loan Trust
2.500% due 07/25/2051 ~	745	601

Prime Mortgage Trust
5.944% due 02/25/2035 •	45	44
6.000% due 06/25/2036 «	1	1

PRPM Trust
6.221% due 11/25/2068 þ	482	481

Residential Accredit Loans, Inc. Trust
5.000% due 09/25/2036 «	39	29
5.644% due 05/25/2037 •	251	226
5.724% due 01/25/2037 •	33	40
5.784% due 12/25/2036 •	146	141
5.824% due 07/25/2036 •	190	177
5.844% due 11/25/2036 •	134	92

Residential Funding Mortgage Securities, Inc. Trust
6.000% due 06/25/2037 «	12	9

Starwood Mortgage Trust
6.490% due 04/15/2034 •	628	624

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Adjustable Rate Mortgage Loan Trust
3.958% due 04/25/2036 ~	$97	$54
5.764% due 10/25/2035 •	57	51

Structured Asset Mortgage Investments Trust
5.844% due 05/25/2036 •	211	165
5.864% due 05/25/2036 •	16	10

Structured Asset Securities Corp.
5.724% due 01/25/2036 •	134	110

Structured Asset Securities Corp. Mortgage Loan Trust
5.734% due 10/25/2036 •	291	234

SunTrust Adjustable Rate Mortgage Loan Trust
6.039% due 02/25/2037 ~	70	61

Thornburg Mortgage Securities Trust
6.184% due 09/25/2034 •	13	12

Towd Point Mortgage Trust
1.636% due 04/25/2060 ~	389	345
2.710% due 01/25/2060 ~	330	309
2.900% due 10/25/2059 ~	1,378	1,290

WaMu Mortgage Pass-Through Certificates Trust
3.971% due 10/25/2036 ~	270	231
4.061% due 12/25/2036 ~	156	134
6.004% due 11/25/2045 •	51	46
6.224% due 10/25/2044 •	43	40
6.489% due 08/25/2042 •	3	3

Washington Mutual Mortgage Pass-Through Certificates Trust
5.500% due 11/25/2035	55	48
5.764% due 02/25/2037 •	312	233
6.500% due 08/25/2035 «	48	41

		23,169

U.S. GOVERNMENT AGENCIES 42.4%

Export-Import Bank of the United States
1.581% due 11/16/2024	487	480

Fannie Mae
3.000% due 03/01/2060	277	237
3.500% due 01/01/2059	640	565
5.835% due 06/25/2036 •	17	17

Freddie Mac
0.000% due 01/15/2038 ~(a)	253	14
5.740% due 01/15/2038 •	253	251

Ginnie Mae
3.000% due 07/20/2046 - 05/20/2047	8	7
5.619% due 01/20/2068 •	665	649

Ginnie Mae, TBA
3.000% due 04/01/2054	6,700	5,910

Uniform Mortgage-Backed Security
2.000% due 02/01/2052 - 03/01/2052	1,622	1,289
2.500% due 02/01/2051 - 01/01/2052	1,110	920
3.000% due 02/01/2027 - 09/01/2042	23	20
3.500% due 01/01/2026 - 07/01/2050	534	492
4.000% due 01/01/2037 - 06/01/2050	292	273
4.500% due 11/01/2025 - 08/01/2041	107	106
5.000% due 08/01/2033 - 10/01/2041	61	61
5.500% due 07/01/2035 - 02/01/2041	63	63
6.000% due 06/01/2026 - 09/01/2039	137	140
6.500% due 12/01/2053 - 04/01/2054	16,500	16,863

Uniform Mortgage-Backed Security, TBA
2.500% due 05/01/2054	4,400	3,642
3.500% due 05/01/2054	1,400	1,254
4.000% due 05/01/2054	10,665	9,882

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 04/01/2054 - 05/01/2054		$41,000	$39,055
5.000% due 04/01/2054 - 05/01/2054		20,200	19,714
5.500% due 04/01/2054 - 05/01/2054		3,200	3,185
6.000% due 05/01/2054		2,300	2,321
6.500% due 04/01/2054		26,000	26,566

			133,976

U.S. TREASURY OBLIGATIONS 17.2%

U.S. Treasury Bonds
1.625% due 11/15/2050		1,600	904
1.875% due 02/15/2041		5,000	3,487
2.875% due 05/15/2052		200	151
4.000% due 11/15/2052		600	564
4.250% due 02/15/2054		1,900	1,869
4.750% due 11/15/2043		2,300	2,387
4.750% due 11/15/2053		2,900	3,097

U.S. Treasury Inflation Protected Securities (f)
0.125% due 04/15/2025		2,209	2,154
0.125% due 07/15/2030 (l)		601	542
0.125% due 07/15/2031		3,221	2,851
0.125% due 01/15/2032		1,446	1,264
0.250% due 01/15/2025		2,994	2,943
0.500% due 01/15/2028		4,125	3,905
0.625% due 07/15/2032		212	192
1.125% due 01/15/2033		2,692	2,526
2.375% due 01/15/2025		2,127	2,125
2.500% due 01/15/2029 (l)		5,530	5,683
3.875% due 04/15/2029 (l)		750	821

U.S. Treasury Notes
2.750% due 07/31/2027		2,500	2,375
2.875% due 04/30/2025 (l)		5,200	5,085
3.500% due 02/15/2033		500	474
4.000% due 02/29/2028		300	297
4.000% due 02/15/2034		3,900	3,836
4.500% due 11/15/2033		4,700	4,805

			54,337

Total United States (Cost $247,007)			238,607

SHORT-TERM INSTRUMENTS 1.7%

COMMERCIAL PAPER 1.5%

Alimentation Couche-Tard, Inc.
5.560% due 04/04/2024		$500	499

Amcor Flexibles North America, Inc.
5.520% due 04/15/2024		300	299

AT&T, Inc.
5.520% due 04/18/2024		1,500	1,495

Bacardi Martini BV
5.800% due 04/18/2024		700	698

Crown Castle, Inc.
5.830% due 04/16/2024		300	299
5.830% due 04/30/2024		250	249
5.850% due 05/02/2024		250	249

Microchip Technology, Inc.
5.510% due 04/30/2024		500	497

Penske Truck Leasing Co. LP
5.550% due 05/17/2024		500	496

			4,781

REPURCHASE AGREEMENTS (i) 0.1%
			199

SHORT-TERM NOTES 0.0%

Argentina Treasury Bond BONCER
3.750% due 05/20/2024	ARS	6,270	7

96	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HUNGARY TREASURY BILLS 0.1%
8.367% due 04/04/2024 (d)(e)	HUF	151,000	$414

Total Short-Term Instruments (Cost $5,404)			5,401

Total Investments in Securities (Cost $434,100)			412,521

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 2.1%

SHORT-TERM INSTRUMENTS 2.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.1%

PIMCO Short-Term Floating NAV Portfolio III	672,915	$6,545

Total Short-Term Instruments (Cost $6,546)		6,545

Total Investments in Affiliates (Cost $6,546)		6,545

MARKET VALUE (000S)
Total Investments 132.7% (Cost $440,646)	$419,066

Financial Derivative Instruments (k)(m) 1.1% (Cost or Premiums, net $1,602)	3,397

Other Assets and Liabilities, net (33.8)%	(106,589)

Net Assets 100.0%	$315,874

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	When-issued security.

(c)	Security did not produce income within the last twelve months.

(d)	Zero coupon security.

(e)	Coupon represents a yield to maturity.

(f)	Principal amount of security is adjusted for inflation.

(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(h) RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Drillco Holding Lux SA	06/08/2023	$715	$863	0.27%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	03/28/2024	04/01/2024	$199	U.S. Treasury Notes 5.000% due 09/30/2025	$(203)	$199	$199

Total Repurchase Agreements						$(203)	$199	$199

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BRC	3.200%	11/27/2023	TBD	(3)	EUR (924)	$(1,008)

Total Reverse Repurchase Agreements						$(1,008)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	97

Schedule of Investments	PIMCO Global Advantage® Strategy Bond Fund	(Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
United States (14.7)%
U.S. Government Agencies (14.7)%
Uniform Mortgage-Backed Security, TBA	2.000%	04/01/2039	$5,100	$(4,531)	$(4,521)
Uniform Mortgage-Backed Security, TBA	2.000	05/01/2054	21,500	(17,123)	(17,041)
Uniform Mortgage-Backed Security, TBA	3.000	04/01/2054	700	(606)	(602)
Uniform Mortgage-Backed Security, TBA	3.000	05/01/2054	5,100	(4,415)	(4,393)
Uniform Mortgage-Backed Security, TBA	4.500	04/01/2054	19,900	(18,927)	(18,952)
Uniform Mortgage-Backed Security, TBA	6.000	04/01/2054	1,000	(1,010)	(1,009)

Total Short Sales (14.7)%				$(46,612)	$(46,518)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BRC	$0	$(1,008)	$0	$(1,008)	$1,005	$(3)
FICC	199	0	0	199	(203)	(4)

Total Borrowings and Other Financing Transactions	$199	$(1,008)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$0	$0	$(1,008)	$(1,008)

Total Borrowings	$0	$0	$0	$(1,008)	$(1,008)

Payable for reverse repurchase agreements					$(1,008)

(j)	Securities with an aggregate market value of $1,005 have been pledged as collateral under the terms of the above master agreements as of March 31, 2024.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(1,484) at a weighted average interest rate of 4.811%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(k) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May Futures	$109.000	04/26/2024	6	$6	$(2)	$(1)
Call - CBOT U.S. Treasury 10-Year Note May Futures	113.000	04/26/2024	6	6	(3)	0

Total Written Options					$(5)	$(1)

98	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2024

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month EURIBOR March Futures	03/2025	48	$12,586	$(52)	$8	$(3)
3-Month SOFR Active Contract June Futures	09/2025	70	16,789	(44)	0	(11)
3-Month SOFR Active Contract March Futures	06/2024	193	45,679	(86)	0	(1)
3-Month SOFR Active Contract September Futures	12/2024	55	13,081	(22)	0	(6)
3-Month SOFR Active Contract September Futures	12/2025	173	41,572	(60)	0	(24)
Australia Government 3-Year Bond June Futures	06/2024	8	557	0	1	0
Canada Government 10-Year Bond June Futures	06/2024	16	1,421	8	0	0
Euro-Bund June Futures	06/2024	3	432	6	2	0

				$(250)	$11	$(45)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month EURIBOR September Futures	09/2024	96	$(25,033)	$117	$4	$(5)
3-Month SOFR Active Contract December Futures	03/2025	253	(60,359)	195	35	0
3-Month SOFR Active Contract June Futures	09/2024	5	(1,186)	7	0	0
3-Month SOFR Active Contract March Futures	06/2025	230	(55,028)	102	35	0
Australia Government 10-Year Bond June Futures	06/2024	68	(5,166)	3	0	(26)
Euro-Bobl June Futures	06/2024	57	(7,272)	(29)	0	(18)
Euro-BTP Italy Government Bond June Futures	06/2024	4	(514)	(7)	2	(2)
Euro-OAT France Government 10-Year Bond June Futures	06/2024	99	(13,689)	(127)	16	(49)
Euro-Schatz June Futures	06/2024	13	(1,482)	(1)	0	(1)
Japan Government 10-Year Bond June Futures	06/2024	12	(11,547)	(2)	17	(11)
U.S. Treasury 2-Year Note June Futures	06/2024	7	(1,431)	1	1	0
U.S. Treasury 5-Year Note June Futures	06/2024	226	(24,186)	(51)	26	0
U.S. Treasury 10-Year Note June Futures	06/2024	126	(13,960)	(96)	10	0
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2024	52	(5,960)	(27)	0	(1)
U.S. Treasury Long-Term Bond June Futures	06/2024	118	(14,212)	(244)	0	(30)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2024	8	(1,032)	(30)	0	(4)
United Kingdom Long Gilt June Futures	06/2024	122	(15,389)	(365)	0	(72)

				$(554)	$146	$(219)

Total Futures Contracts				$(804)	$157	$(264)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.IG-40 10-Year Index	(1.000)%	Quarterly	06/20/2033	$	4,000	$37	$(82)	$(45)	$0	$0
CDX.IG-41 10-Year Index	(1.000)	Quarterly	12/20/2033		8,700	64	(142)	(78)	0	(1)
CDX.IG-42 10-Year Index	(1.000)	Quarterly	06/20/2034		31,000	(192)	(25)	(217)	0	(2)
iTraxx Europe Main 41 10-Year Index	(1.000)	Quarterly	06/20/2034	EUR	3,700	(19)	(3)	(22)	0	(3)

						$(110)	$(252)	$(362)	$0	$(6)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.IG-40 5-Year Index	1.000%	Quarterly	06/20/2028	$	600	$9	$5	$14	$0	$0
CDX.IG-41 5-Year Index	1.000	Quarterly	12/20/2028		25,600	548	45	593	2	0
CDX.IG-42 5-Year Index	1.000	Quarterly	06/20/2029		47,200	1,056	26	1,082	4	0

						$1,613	$76	$1,689	$6	$0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	99

Schedule of Investments	PIMCO Global Advantage® Strategy Bond Fund	(Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day GBP-SONIO Compounded-OIS	4.250%	Annual	09/18/2026	GBP	1,900	$(4)	$(6)	$(10)	$0	$(1)
Pay(5)	1-Day GBP-SONIO Compounded-OIS	3.000	Annual	06/17/2027		8,700	(20)	(102)	(122)	11	0
Pay(5)	1-Day GBP-SONIO Compounded-OIS	4.000	Annual	09/18/2029		17,900	323	61	384	51	0
Pay(5)	1-Day GBP-SONIO Compounded-OIS	3.750	Annual	09/18/2034		19,650	219	147	366	113	0
Receive(5)	1-Day GBP-SONIO Compounded-OIS	3.000	Annual	06/17/2035		1,900	32	63	95	0	(11)
Pay(5)	1-Day GBP-SONIO Compounded-OIS	3.750	Annual	09/18/2054		1,200	25	7	32	14	0
Pay(5)	1-Day INR-MIBOR Compounded-OIS	6.250	Semi-Annual	09/18/2029	INR	1,215,860	(34)	6	(28)	9	0
Receive(5)	1-Day INR-MIBOR Compounded-OIS	6.500	Semi-Annual	09/18/2034		75,140	(9)	1	(8)	0	(2)
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Annual	12/15/2028	JPY	42,720	(1)	(5)	(6)	0	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.050	Annual	12/15/2031		230,000	(51)	(22)	(73)	2	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.789	Annual	01/23/2033		1,140,000	0	(27)	(27)	0	(14)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.850	Annual	09/20/2033		100,000	0	(6)	(6)	0	(1)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.800	Annual	06/15/2052		270,000	46	217	263	0	(9)
Receive(5)	1-Day SGD-SIBCSORA Compounded-OIS	2.750	Semi-Annual	09/18/2029	SGD	22,800	43	112	155	6	0
Receive(5)	1-Day THB-THOR Compounded-OIS	2.250	Quarterly	09/18/2029	THB	303,400	(25)	4	(21)	0	(5)
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2024	$	7,200	(345)	75	(270)	0	(3)
Pay	1-Day USD-SOFR Compounded-OIS	2.968	Annual	06/30/2024		7,400	0	(184)	(184)	0	(2)
Receive	1-Day USD-SOFR Compounded-OIS	1.298	Semi-Annual	08/25/2024		3,900	(47)	132	85	2	0
Receive	1-Day USD-SOFR Compounded-OIS	1.249	Semi-Annual	08/31/2024		4,550	(51)	151	100	3	0
Pay	1-Day USD-SOFR Compounded-OIS	2.993	Annual	10/13/2024		300	(2)	(5)	(7)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	2.920	Annual	10/17/2024		800	(5)	(15)	(20)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.018	Annual	10/24/2024		300	(2)	(5)	(7)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.140	Annual	10/25/2024		300	(2)	(5)	(7)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.190	Annual	10/25/2024		300	(2)	(4)	(6)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.225	Annual	10/25/2024		400	(3)	(6)	(9)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	2.973	Annual	10/27/2024		400	(3)	(7)	(10)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	2.841	Annual	10/31/2024		400	(3)	(7)	(10)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.088	Annual	11/07/2024		300	(2)	(5)	(7)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.020	Annual	11/08/2024		500	(3)	(9)	(12)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	2.910	Annual	11/14/2024		200	(1)	(4)	(5)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	2.845	Annual	11/15/2024		500	(3)	(9)	(12)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	11/21/2024		600	(2)	(7)	(9)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.650	Annual	11/22/2024		600	(2)	(8)	(10)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.650	Annual	12/05/2024		700	(2)	(9)	(11)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/11/2024		700	(2)	(9)	(11)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	2.310	Annual	01/16/2025		10,200	(33)	(260)	(293)	0	(6)
Receive	1-Day USD-SOFR Compounded-OIS	4.159	Annual	03/31/2025		11,400	(27)	244	217	6	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.150	Annual	05/13/2025		22,600	58	326	384	11	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.200	Annual	05/13/2025		1,900	(1)	32	31	1	0
Receive	1-Day USD-SOFR Compounded-OIS	2.959	Semi-Annual	05/31/2025		6,900	(352)	494	142	6	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/21/2025		9,600	36	224	260	8	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	4.228	Annual	08/30/2025		3,800	(2)	15	13	3	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/18/2025		19,100	71	68	139	13	0
Receive	1-Day USD-SOFR Compounded-OIS	4.250	Annual	12/20/2025		27,000	(7)	286	279	29	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	4.000	Annual	06/20/2026		41,500	33	245	278	48	0
Receive	1-Day USD-SOFR Compounded-OIS	2.965	Annual	11/30/2026		12,700	3	540	543	20	0
Pay	1-Day USD-SOFR Compounded-OIS	3.981	Annual	11/30/2027		6,000	0	(62)	(62)	0	(10)
Pay	1-Day USD-SOFR Compounded-OIS	3.988	Annual	11/30/2027		5,160	(70)	18	(52)	0	(9)
Receive	1-Day USD-SOFR Compounded-OIS	3.655	Annual	05/31/2028		400	0	7	7	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.662	Annual	05/31/2028		1,700	0	29	29	3	0
Receive	1-Day USD-SOFR Compounded-OIS	3.691	Annual	05/31/2028		4,100	0	65	65	7	0
Pay	1-Day USD-SOFR Compounded-OIS	3.970	Annual	02/27/2029		1,500	(4)	0	(4)	0	(3)
Pay	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2029		3,510	(344)	(267)	(611)	0	(6)
Pay(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		18,800	192	(318)	(126)	0	(26)
Pay	1-Day USD-SOFR Compounded-OIS	3.898	Annual	06/30/2029		1,420	0	(22)	(22)	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	3.857	Annual	03/31/2030		520	1	(8)	(7)	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	3.086	Annual	11/15/2032		950	9	53	62	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.089	Annual	11/15/2032		1,210	0	78	78	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.106	Annual	11/15/2032		1,300	0	83	83	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.139	Annual	11/15/2032		1,250	0	76	76	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.173	Annual	11/15/2032		1,000	(1)	59	58	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.174	Annual	11/15/2032		1,300	0	76	76	1	0
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033		22,330	(855)	115	(740)	0	(19)
Receive	1-Day USD-SOFR Compounded-OIS	2.180	Annual	01/16/2034		1,200	34	136	170	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.600	Annual	01/17/2034		100	0	2	2	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.655	Annual	01/24/2034		100	0	(2)	(2)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.665	Annual	01/24/2034		200	(1)	(3)	(4)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.725	Annual	02/07/2034		300	(2)	(2)	(4)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.783	Annual	02/07/2034		200	(1)	0	(1)	0	0

100	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2024

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	3.860%	Annual	02/21/2034	$	600	$(3)	$3	$0	$0	$(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.700	Annual	03/05/2034		100	0	(1)	(1)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.710	Annual	03/05/2034		200	(1)	(1)	(2)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	4.250	Annual	03/20/2034		3,060	187	(86)	101	0	(2)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2034		26,900	(54)	156	102	14	0
Receive	1-Day USD-SOFR Compounded-OIS	3.700	Annual	02/20/2049		1,900	2	7	9	0	(3)
Receive	1-Day USD-SOFR Compounded-OIS	3.250	Annual	12/20/2053		3,680	474	(204)	270	0	(8)
Receive	1-Day USD-SOFR Compounded-OIS	4.000	Annual	03/20/2054		1,300	(150)	62	(88)	0	(3)
Pay	1-Year BRL-CDI	6.750	Maturity	01/02/2025	BRL	3,500	34	(86)	(52)	0	0
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.500	Annual	09/15/2026	CHF	2,500	(19)	(120)	(139)	0	(1)
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.294	Annual	02/10/2027		1,600	(3)	(38)	(41)	0	0
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.283	Annual	02/14/2027		1,200	0	(31)	(31)	0	0
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.300	Annual	02/15/2027		1,100	0	(28)	(28)	0	0
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.343	Annual	05/16/2027		800	0	(30)	(30)	0	0
Pay(5)	3-Month CNY-CNREPOFIX	2.250	Quarterly	09/18/2029	CNY	115,670	99	(15)	84	0	(1)
Pay	3-Month EUR-EURIBOR	2.100	Annual	04/05/2024	EUR	2,700	(5)	36	31	0	(1)
Pay	3-Month EUR-EURIBOR	2.100	Annual	04/06/2024		1,400	(3)	20	17	0	(1)
Pay	3-Month EUR-EURIBOR	2.100	Annual	04/13/2024		4,000	(9)	56	47	0	(1)
Pay	3-Month EUR-EURIBOR	2.250	Annual	04/26/2024		900	(3)	15	12	0	0
Pay	3-Month EUR-EURIBOR	2.250	Annual	04/28/2024		800	(1)	12	11	0	0
Pay	3-Month EUR-EURIBOR	2.250	Annual	05/03/2024		800	(1)	12	11	0	0
Pay	3-Month EUR-EURIBOR	2.100	Annual	05/16/2024		1,400	(3)	19	16	0	0
Pay	3-Month EUR-EURIBOR	2.100	Annual	05/17/2024		300	(1)	5	4	0	0
Receive(5)	3-Month KRW-KORIBOR	3.250	Quarterly	09/18/2029	KRW	7,388,370	(25)	11	(14)	2	0
Pay	3-Month NZD-BBR	4.000	Semi-Annual	06/14/2024	NZD	16,600	(48)	103	55	0	(2)
Pay	3-Month NZD-BBR	4.750	Semi-Annual	03/20/2025		8,500	(2)	(27)	(29)	1	0
Pay	3-Month NZD-BBR	5.250	Semi-Annual	03/20/2025		8,200	(1)	(3)	(4)	1	0
Pay	3-Month NZD-BBR	3.750	Semi-Annual	06/15/2027		2,400	(21)	2	(19)	1	0
Pay	3-Month NZD-BBR	3.250	Semi-Annual	03/21/2028		1,800	196	(240)	(44)	1	0
Pay(5)	3-Month NZD-BBR	4.250	Semi-Annual	03/18/2030		5,900	(10)	42	32	2	0
Pay	3-Month SEK-STIBOR	0.500	Annual	06/19/2024	SEK	41,100	74	(96)	(22)	0	(2)
Pay	6-Month AUD-BBR-BBSW	1.750	Semi-Annual	03/16/2027	AUD	1,700	(5)	(65)	(70)	0	0
Receive	6-Month AUD-BBR-BBSW	1.250	Semi-Annual	06/17/2030		3,800	(29)	428	399	0	(7)
Pay(5)	6-Month AUD-BBR-BBSW	4.250	Semi-Annual	09/15/2032		700	(1)	1	0	2	0
Pay(5)	6-Month AUD-BBR-BBSW	4.500	Semi-Annual	09/15/2032		17,400	(29)	133	104	43	0
Pay	6-Month AUD-BBR-BBSW	4.250	Semi-Annual	03/15/2033		6,700	49	(18)	31	22	0
Pay	6-Month AUD-BBR-BBSW	4.000	Semi-Annual	06/21/2033		10,800	(187)	89	(98)	37	0
Pay(5)	6-Month AUD-BBR-BBSW	4.750	Semi-Annual	12/20/2033		19,800	(153)	301	148	49	0
Pay	6-Month EUR-EURIBOR	0.550	Annual	08/10/2024	EUR	300	(1)	(4)	(5)	0	0
Receive	6-Month EUR-EURIBOR	3.536	Annual	09/18/2025		23,100	0	(283)	(283)	4	0
Pay(5)	6-Month EUR-EURIBOR	3.000	Annual	09/18/2026		36,100	236	(73)	163	7	0
Pay(5)	6-Month EUR-EURIBOR	3.000	Annual	03/19/2027		12,120	81	33	114	12	0
Pay	6-Month EUR-EURIBOR	0.700	Annual	04/11/2027		400	(2)	(31)	(33)	0	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	04/12/2027		900	(5)	(71)	(76)	1	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	05/11/2027		600	(5)	(44)	(49)	1	0
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/13/2027		1,000	(4)	(63)	(67)	1	0
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/18/2027		500	(2)	(31)	(33)	1	0
Pay(5)	6-Month EUR-EURIBOR	2.750	Annual	09/18/2029		34,400	447	(22)	425	111	0
Receive(5)	6-Month EUR-EURIBOR	3.000	Annual	03/15/2033		5,390	(57)	(87)	(144)	0	(18)
Receive	6-Month EUR-EURIBOR	3.305	Annual	11/27/2033		80	0	(5)	(5)	0	(1)
Receive	6-Month EUR-EURIBOR	3.063	Annual	12/06/2033		100	0	(4)	(4)	0	(1)
Receive	6-Month EUR-EURIBOR	2.990	Annual	12/08/2033		100	0	(3)	(3)	0	(1)
Pay	6-Month EUR-EURIBOR	2.750	Annual	03/05/2034		800	(3)	15	12	4	0
Pay(5)	6-Month EUR-EURIBOR	2.750	Annual	09/18/2034		38,700	691	188	879	222	0
Receive	6-Month EUR-EURIBOR	0.450	Annual	12/15/2035		300	(19)	92	73	0	(2)
Pay	6-Month EUR-EURIBOR	2.250	Annual	09/21/2037		1,140	(62)	26	(36)	8	0
Receive(5)	6-Month EUR-EURIBOR	0.054	Annual	05/27/2050		150	13	53	66	0	(1)
Receive	6-Month EUR-EURIBOR	0.064	Annual	11/17/2052		100	7	45	52	0	(1)
Receive(5)	6-Month EUR-EURIBOR	2.500	Annual	09/18/2054		12,300	(605)	(24)	(629)	0	(148)
Receive	6-Month NOK-NIBOR	1.993	Annual	11/12/2024	NOK	3,100	(14)	23	9	0	0
Receive	6-Month NOK-NIBOR	1.635	Annual	03/18/2025		5,300	(15)	30	15	0	0
Pay	6-Month PLN-WIBOR	2.585	Annual	10/14/2029	PLN	3,500	0	(109)	(109)	1	0
Pay	28-Day MXN-TIIE	4.870	Lunar	07/07/2025	MXN	61,200	31	(285)	(254)	0	(4)
Receive	28-Day MXN-TIIE	9.073	Lunar	06/03/2027		3,800	0	1	1	0	0
Receive	28-Day MXN-TIIE	9.260	Lunar	06/03/2027		1,700	0	0	0	0	0
Receive	28-Day MXN-TIIE	8.760	Lunar	03/01/2029		3,900	0	1	1	0	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	101

Schedule of Investments	PIMCO Global Advantage® Strategy Bond Fund	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	28-Day MXN-TIIE	8.725%	Lunar	03/07/2029	MXN	3,800	$0	$1	$1	$0	$0
Receive	28-Day MXN-TIIE	8.673	Lunar	05/31/2029		1,530	0	1	1	0	0
Receive	28-Day MXN-TIIE	8.680	Lunar	05/31/2029		1,900	0	1	1	0	0
Receive	28-Day MXN-TIIE	8.681	Lunar	05/31/2029		1,900	0	1	1	0	0
Receive	28-Day MXN-TIIE	8.810	Lunar	05/29/2031		900	0	0	0	0	0
Pay(5)	CAONREPO Index	3.500	Annual	05/10/2025	CAD	31,500	(61)	(175)	(236)	0	(10)
Pay	CAONREPO Index	1.500	Semi-Annual	06/17/2025		2,100	(62)	(9)	(71)	0	(2)
Pay(5)	CAONREPO Index	4.600	Annual	08/30/2025		4,700	2	9	11	0	(2)
Pay(5)	CAONREPO Index	3.500	Annual	12/18/2025		25,100	(46)	(33)	(79)	0	(7)
Pay	CAONREPO Index	1.000	Semi-Annual	06/16/2026		600	(30)	(4)	(34)	0	(1)
Pay	CAONREPO Index	1.500	Semi-Annual	06/17/2030		3,200	(268)	(15)	(283)	0	(4)
Receive	CAONREPO Index	3.500	Semi-Annual	06/01/2032		2,000	6	(9)	(3)	3	0
Receive	CAONREPO Index	3.250	Semi-Annual	03/15/2033		1,900	29	(4)	25	3	0
Receive	CAONREPO Index	3.750	Semi-Annual	12/20/2033		30	0	0	0	0	0
Pay	CAONREPO Index	2.565	Semi-Annual	03/07/2049		100	(11)	0	(11)	0	0
Receive	CAONREPO Index	3.250	Semi-Annual	06/21/2053		1,400	26	4	30	0	(1)

							$(556)	$2,397	$1,841	$928	$(367)

Total Swap Agreements							$947	$2,221	$3,168	$934	$(373)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(6)		Total	Market Value		Variation Margin Liability(6)		Total
	Purchased Options	Futures	Swap Agreements		Written Options		Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$158	$934	$1,092		$(1)	$(265)	$(373)	$(639)

(l)

Securities with an aggregate market value of $2,803 and cash of $7,983 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(6)	Unsettled variation margin asset of $1 and liability of $(1) for closed futures is outstanding at period end.

(m) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2024	NZD	574		$350	$7	$0
	04/2024		$16	AUD	24	0	0
	05/2024	AUD	24		$16	0	0

BOA	04/2024	DKK	15,544		2,259	11	0
	04/2024	EUR	1,850		2,007	11	0
	04/2024	IDR	908,640		57	0	0
	04/2024	KRW	58,817		44	0	0

102	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2024

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2024		$22	AUD	34	$0	$0
	04/2024		8,640	CNY	61,406	0	(3)
	04/2024		1,186	DKK	8,200	0	0
	04/2024		281	KZT	141,755	34	0
	04/2024		337	SGD	450	0	(3)
	05/2024	AUD	34		$22	0	0
	05/2024	DKK	8,555		1,248	8	0
	06/2024	IDR	2,510,864		160	2	0
	06/2024	KRW	64,801		50	2	0
	06/2024		$816	IDR	12,785,690	0	(12)
	04/2025	DKK	8,200		$1,209	0	(1)

BPS	04/2024	BRL	2,863		574	3	0
	04/2024	CAD	231		171	0	0
	04/2024	CHF	775		864	4	0
	04/2024	CNH	1,558		215	0	0
	04/2024	GBP	12,739		16,171	92	0
	04/2024	HUF	736		2	0	0
	04/2024	IDR	1,869,354		118	0	0
	04/2024	JPY	53,100		354	4	0
	04/2024	KRW	161,421		120	1	0
	04/2024	MYR	341		73	1	0
	04/2024		$574	BRL	2,863	0	(3)
	04/2024		4,542	CNH	32,935	0	(7)
	04/2024		12,519	CNY	88,954	0	(8)
	04/2024		1,163	DKK	7,965	0	(11)
	04/2024		2,363	EUR	2,179	0	(12)
	04/2024		1,919	JPY	290,081	0	(3)
	05/2024	BRL	1,526		$305	2	0
	05/2024	CNH	26,078		3,599	4	0
	05/2024	DKK	10,892		1,584	6	0
	05/2024	JPY	288,759		1,919	3	0
	05/2024	TWD	2,173		70	2	0
	05/2024		$178	BRL	894	0	0
	06/2024	IDR	2,502,683		$159	2	0
	06/2024	KRW	1,144,328		876	25	0
	06/2024	TWD	60,528		1,952	54	0
	06/2024		$446	IDR	7,057,441	0	(2)
	06/2024		14	ILS	50	0	0
	06/2024		4,967	INR	413,820	0	(17)
	06/2024		21	PHP	1,189	0	0
	06/2024		228	TWD	7,051	0	(7)
	07/2024	BRL	1,348		$268	2	0
	07/2024		$3,264	PLN	13,225	43	0

BRC	04/2024	IDR	652,025		$41	0	0
	04/2024	TRY	27,572		849	0	(4)
	04/2024		$881	CNH	6,334	0	(8)
	04/2024		200	HKD	1,567	0	0
	04/2024		66	NOK	698	0	(2)
	04/2024		831	TRY	27,452	18	0
	05/2024		849		29,202	3	0
	06/2024	KRW	1,187,840		$910	26	0
	06/2024	MXN	278		16	0	0
	06/2024		$573	CZK	13,234	0	(9)
	06/2024		52	ILS	188	0	0
	06/2024		10	INR	799	0	0

CBK	04/2024	BRL	2,356		$473	3	0
	04/2024	CHF	1,424		1,625	46	0
	04/2024		$475	BRL	2,356	0	(5)
	04/2024		2,337	CNH	16,814	0	(20)
	04/2024		2,446	EUR	2,239	0	(30)
	04/2024		6,977	GBP	5,481	0	(60)
	04/2024		693	SEK	7,095	0	(31)
	04/2024		727	VND	18,011,432	0	0
	05/2024		5,984	BRL	29,964	0	(28)
	06/2024	KRW	1,112,805		$861	33	0
	06/2024	MXN	5,801		342	0	(3)
	06/2024	PEN	3,019		811	1	0
	06/2024		$741	COP	2,954,536	13	0
	06/2024		49	IDR	778,599	0	0
	06/2024		160	KRW	207,908	0	(5)
	10/2024		490	JPY	70,000	0	(15)
	01/2026	JPY	70,000		$516	14	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	103

Schedule of Investments	PIMCO Global Advantage® Strategy Bond Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
DUB	04/2024	BRL	1,692		$339	$2	$0
	04/2024	EUR	51,537		56,016	416	0
	04/2024	IDR	2,603,780		164	0	0
	04/2024		$337	BRL	1,692	1	0
	05/2024	BRL	1,698		$337	0	(1)
	05/2024		$1,362	BRL	6,758	0	(19)
	06/2024	INR	33,793		$405	1	0
	06/2024	KRW	1,216,091		934	29	0
	06/2024	MXN	2,691		159	0	(1)

FAR	04/2024		$5,689	JPY	860,165	0	(7)
	05/2024	JPY	856,263		$5,689	7	0
	06/2024	MXN	2,996		177	0	(1)

GLM	04/2024	BRL	249		50	0	0
	04/2024	MXN	2,825		167	0	(3)
	04/2024		$50	BRL	249	0	0
	05/2024	MXN	3,883		$231	0	(1)
	06/2024	IDR	1,571,358		100	1	0
	06/2024		$583	MXN	9,825	1	0
	06/2024		28	MYR	131	0	(1)
	09/2024		769	TRY	30,736	20	0
	10/2024		1,343	JPY	190,000	0	(54)
	01/2026	JPY	190,000		$1,411	49	0

IND	04/2024	CNH	25,859		3,595	34	0

JPM	04/2024	BRL	384		77	0	0
	04/2024	CAD	16,244		12,039	46	0
	04/2024	KRW	115,183		86	0	0
	04/2024		$77	BRL	384	0	0
	04/2024		3,340	CNH	23,983	0	(36)
	05/2024		4	TWD	131	0	0
	06/2024	IDR	791,356		$50	0	0
	06/2024	INR	46,751		562	2	0
	06/2024	KRW	1,150,553		888	32	0
	06/2024	MXN	144		8	0	0
	06/2024	TWD	33,643		1,094	39	0
	06/2024		$1,064	IDR	16,812,942	0	(7)
	06/2024		385	ILS	1,403	0	(2)
	06/2024		16	INR	1,296	0	0
	07/2024	BRL	387		$77	0	0
	10/2024	JPY	140,000		1,132	182	0

MBC	04/2024	AUD	793		515	0	(2)
	04/2024	BRL	174		35	0	0
	04/2024	CNH	655		91	1	0
	04/2024	IDR	313,397		20	0	0
	04/2024	JPY	564,345		3,766	38	0
	04/2024	NOK	7,275		695	25	0
	04/2024		$35	BRL	174	0	0
	04/2024		11,980	CAD	16,247	14	0
	04/2024		884	CNH	6,357	0	(9)
	04/2024		9,167	GBP	7,258	0	(7)
	04/2024		563	RON	2,569	0	(5)
	04/2024		419	THB	14,924	0	(9)
	05/2024	CAD	16,240		$11,980	0	(14)
	05/2024	DKK	7,145		1,036	1	0
	05/2024	GBP	7,258		9,169	7	0
	05/2024		$4	TWD	130	0	0
	06/2024		417	IDR	6,592,118	0	(2)
	06/2024		103	ILS	374	0	(1)
	06/2024		4	INR	299	0	0
	10/2024	JPY	860,000		$6,897	1,061	0
	01/2025	DKK	2,200		323	0	0

MYI	04/2024	BRL	174		35	0	0
	04/2024	CNH	660		92	1	0
	04/2024	CNY	184,122		25,900	4	0
	04/2024	SEK	24,565		2,389	94	0
	04/2024		$35	BRL	174	0	0
	04/2024		52,994	EUR	48,969	0	(164)
	04/2024		1	HUF	242	0	0
	04/2024		1,424	JPY	215,335	0	(2)
	04/2024		1,656	SEK	17,470	0	(24)
	04/2024		336	SGD	446	0	(5)

104	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2024

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2024	EUR	48,969		$53,059	$167	$0
	05/2024	JPY	214,355		1,424	2	0
	05/2024	SEK	17,449		1,656	24	0
	05/2024		$25,900	CNY	184,394	0	(18)
	05/2024		857	TWD	26,771	0	(19)
	06/2024	KRW	675,347		$519	17	0
	06/2024		$110	IDR	1,738,244	0	(1)
	06/2024		38	INR	3,171	0	0
	06/2024		58	MYR	272	0	(1)

RBC	04/2024	DKK	1,855		$270	2	0
	04/2024		$239	DKK	1,630	0	(4)
	04/2024		9	MXN	159	1	0
	06/2024		252	INR	20,971	0	(1)
	06/2024		215	MXN	3,625	1	0

SCX	04/2024	CNH	921		$128	2	0
	04/2024	DKK	19,878		2,900	25	0
	04/2024		$4,131	CNH	29,718	0	(36)
	04/2024		5,201	CNY	36,865	0	(16)
	04/2024		345	NZD	574	0	(2)
	05/2024	NZD	574		$345	2	0
	05/2024		$38	NOK	411	0	(1)
	06/2024	KRW	2,784,163		$2,138	66	0
	06/2024		$999	IDR	15,768,975	0	(8)
	06/2024		7,977	INR	664,211	0	(31)
	06/2024		598	PHP	33,114	0	(9)

SSB	05/2024		6,382	MXN	108,440	98	0
	06/2024		158	INR	13,156	0	(1)

TOR	04/2024	AUD	1,985		$1,301	7	0
	04/2024	JPY	748,471		5,008	64	0
	04/2024		$2,440	CHF	2,200	0	(1)
	04/2024		590	HKD	4,607	0	(1)
	04/2024		672	NOK	7,065	0	(21)
	05/2024	AUD	29		$19	0	0
	05/2024	CHF	2,193		2,440	1	0

UAG	04/2024		$1,759	AUD	2,691	0	(5)
	04/2024		4,265	ZAR	79,860	0	(54)
	05/2024	AUD	2,691		$1,760	5	0
	06/2024		$541	TWD	16,889	0	(11)

Total Forward Foreign Currency Contracts						$3,072	$(927)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.750%	07/15/2024	5,600	$11	$10

DUB	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.750	07/10/2024	4,300	12	7

NGF	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.750	06/20/2024	22,300	55	39

							$78	$56

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC Euro-OAT France Government Bond 0.750% due 05/01/2052	EUR	97.000	05/23/2025	600	$45	$255

Total Purchased Options						$123	$311

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	105

Schedule of Investments	PIMCO Global Advantage® Strategy Bond Fund	(Cont.)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	5.250%	07/15/2024	5,600	$(6)	$(1)

BPS	Put - OTC 25-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.451	05/23/2025	600	(45)	(218)

CBK	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.500	04/08/2024	200	0	0
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.850	04/08/2024	200	0	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.550	04/15/2024	600	(2)	(3)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.810	04/15/2024	600	(2)	0

DUB	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	5.250	07/10/2024	4,300	(7)	(1)

FAR	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.688	04/02/2024	400	(3)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.688	04/02/2024	400	(3)	(9)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.697	04/02/2024	900	(7)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.697	04/02/2024	900	(7)	(20)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.721	04/08/2024	400	(3)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.721	04/08/2024	400	(3)	(9)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.680	04/15/2024	850	(3)	(2)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.080	04/15/2024	850	(3)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.685	04/18/2024	850	(3)	(2)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.085	04/18/2024	850	(3)	(1)

JPM	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.820	12/16/2024	2,800	(20)	(1)

NGF	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.785	04/08/2024	500	(4)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.785	04/08/2024	500	(4)	(11)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.835	04/08/2024	500	(4)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.835	04/08/2024	500	(4)	(10)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	5.250	06/20/2024	22,300	(28)	(4)

Total Written Options							$(164)	$(293)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
GST	South Korea Government International Bond	(1.000)%	Quarterly	06/20/2029	0.383%	$	700	$(20)	$0	$0	$(20)

MYC	South Korea Government International Bond	(1.000)	Quarterly	06/20/2029	0.383		600	(18)	0	0	(18)

								$(38)	$0	$0	$(38)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BOA	Italy Government International Bond	1.000%	Quarterly	06/20/2025	0.148%	$	400	$(10)	$14	$4	$0

BPS	Colombia Government International Bond	1.000	Quarterly	12/20/2027	1.202		100	(9)	8	0	(1)

BRC	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.148		200	(5)	7	2	0

CBK	Israel Government International Bond	1.000	Quarterly	06/20/2027	0.915		2,900	(14)	24	10	0
	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.148		400	(10)	14	4	0

JPM	Colombia Government International Bond	1.000	Quarterly	06/20/2027	1.005		300	(11)	11	0	0

								$(59)	$78	$20	$(1)

106	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2024

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(7)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Upfront Payable/ (Receivable)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
AZD	Floating rate equal to 3-Month AUD-LIBOR plus 0.290% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	01/04/2031	AUD	2,700	$	2,034	$13	$(7)	$6	$0

BPS	Floating rate equal to 1-Day USD-SOFR Compounded-OIS plus 0.591% based on the notional amount of currency received	Floating rate equal to 1-Day JPY-SOFR based on the notional amount of currency delivered	Maturity	02/03/2026	$	2,288	JPY	338,200	(10)	2	0	(8)
	Floating rate equal to 1-Day USD-SOFR Compounded-OIS plus 0.605% based on the notional amount of currency received	Floating rate equal to 1-Day JPY-SOFR based on the notional amount of currency delivered	Maturity	03/19/2026		2,684		394,200	(9)	1	0	(8)
	Floating rate equal to 1-Day USD-SOFR Compounded-OIS plus 0.605% based on the notional amount of currency received	Floating rate equal to 1-Day JPY-SOFR based on the notional amount of currency delivered	Maturity	03/19/2026		10,610		1,553,700	98	6	104	0
	Floating rate equal to 1-Day USD-SOFR Compounded-OIS plus 0.605% based on the notional amount of currency received	Floating rate equal to 1-Day JPY-SOFR based on the notional amount of currency delivered	Maturity	03/19/2026		2,687		393,700	(4)	2	0	(2)

BRC	Floating rate equal to 1-Day USD-SOFR Compounded-OIS plus 0.590% based on the notional amount of currency received	Floating rate equal to 1-Day JPY-SOFR based on the notional amount of currency delivered	Maturity	02/03/2026		2,028		283,900	104	2	106	0

CBK	Floating rate equal to 1-Day USD-SOFR Compounded-OIS plus 0.586% based on the notional amount of currency received	Floating rate equal to 1-Day JPY-SOFR based on the notional amount of currency delivered	Maturity	02/03/2026		2,266		334,300	(5)	2	0	(3)
	Floating rate equal to 1-Day USD-SOFR Compounded-OIS plus 0.600% based on the notional amount of currency received	Floating rate equal to 1-Day JPY-SOFR based on the notional amount of currency delivered	Maturity	01/21/2026		5,057		704,400	273	4	277	0
	Floating rate equal to 3-Month AUD-LIBOR plus 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	07/31/2029	AUD	2,800	$	1,932	1	6	7	0

GLM	Floating rate equal to 3-Month AUD-LIBOR plus 0.423% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	08/01/2029		2,700		1,863	(10)	7	0	(3)

GST	Floating rate equal to 1-Day USD-SOFR Compounded-OIS plus 0.610% based on the notional amount of currency received	Floating rate equal to 1-Day JPY-SOFR based on the notional amount of currency delivered	Maturity	01/21/2026	$	4,286	JPY	597,000	257	4	261	0

									$708	$29	$761	$(24)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	107

Schedule of Investments	PIMCO Global Advantage® Strategy Bond Fund	(Cont.)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GST	Receive	3-Month MYR-KLIBOR	3.500%	Quarterly	03/20/2029	MYR	29,500	$39	$7	$46	$0
	Receive	3-Month MYR-KLIBOR	3.750	Quarterly	09/20/2033		8,030	51	(34)	17	0
JPM	Receive	3-Month COP-IBR Compounded-OIS	5.960	Quarterly	02/11/2029	COP	7,400	0	0	0	0

								$90	$(27)	$63	$0

Total Swap Agreements								$701	$80	$844	$(63)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
AZD	$7	$0	$6	$13	$0	$0	$0	$0	$13	$0	$13
BOA	68	10	4	82	(19)	(1)	0	(20)	62	0	62
BPS	248	255	104	607	(70)	(218)	(19)	(307)	300	0	300
BRC	47	0	108	155	(23)	0	0	(23)	132	(40)	92
CBK	110	0	298	408	(197)	(3)	(3)	(203)	205	0	205
DUB	449	7	0	456	(21)	(1)	0	(22)	434	(270)	164
FAR	7	0	0	7	(8)	(9)	0	(17)	(10)	0	(10)
GLM	71	0	0	71	(59)	(35)	(3)	(97)	(26)	0	(26)
GST	0	0	324	324	0	0	(20)	(20)	304	0	304
IND	34	0	0	34	0	0	0	0	34	0	34
JPM	301	0	0	301	(45)	(1)	0	(46)	255	(270)	(15)
MBC	1,147	0	0	1,147	(49)	0	0	(49)	1,098	(1,090)	8
MYC	0	0	0	0	0	0	(18)	(18)	(18)	0	(18)
MYI	309	0	0	309	(234)	0	0	(234)	75	(40)	35
NGF	0	39	0	39	0	(25)	0	(25)	14	0	14
RBC	4	0	0	4	(5)	0	0	(5)	(1)	0	(1)
SCX	95	0	0	95	(103)	0	0	(103)	(8)	0	(8)
SSB	98	0	0	98	(1)	0	0	(1)	97	0	97
TOR	72	0	0	72	(23)	0	0	(23)	49	0	49
UAG	5	0	0	5	(70)	0	0	(70)	(65)	0	(65)

Total Over the Counter	$3,072	$311	$844	$4,227	$(927)	$(293)	$(63)	$(1,283)

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

108	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2024

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$1	$0	$0	$0	$157	$158
Swap Agreements	0	6	0	0	928	934

	$1	$6	$0	$0	$1,085	$1,092

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,072	$0	$3,072
Purchased Options	0	0	0	0	311	311
Swap Agreements	0	20	0	761	63	844

	$0	$20	$0	$3,833	$374	$4,227

	$1	$26	$0	$3,833	$1,459	$5,319

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1	$1
Futures	1	0	0	0	264	265
Swap Agreements	0	6	0	0	367	373

	$1	$6	$0	$0	$632	$639

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$927	$0	$927
Written Options	0	0	0	0	293	293
Swap Agreements	0	39	0	24	0	63

	$0	$39	$0	$951	$293	$1,283

	$1	$45	$0	$951	$925	$1,922

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$46	$46
Futures	0	0	0	0	2,469	2,469
Swap Agreements	0	(481)	0	0	(71)	(552)

	$0	$(481)	$0	$0	$2,444	$1,963

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,837	$0	$3,837
Purchased Options	0	0	0	(10)	(59)	(69)
Written Options	0	0	0	28	355	383
Swap Agreements	0	154	0	1	25	180

	$0	$154	$0	$3,856	$321	$4,331

	$0	$(327)	$0	$3,856	$2,765	$6,294

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(2)	$(2)
Futures	0	0	0	0	403	403
Swap Agreements	0	33	0	0	1,529	1,562

	$0	$33	$0	$0	$1,930	$1,963

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,598	$0	$2,598
Purchased Options	0	0	0	0	(78)	(78)
Written Options	0	0	0	0	264	264
Swap Agreements	0	(99)	0	33	(65)	(131)

	$0	$(99)	$0	$2,631	$121	$2,653

	$0	$(66)	$0	$2,631	$2,051	$4,616

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	109

Schedule of Investments	PIMCO Global Advantage® Strategy Bond Fund	(Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$38	$0	$38
Australia
Sovereign Issues	0	1,282	0	1,282
Brazil
Corporate Bonds & Notes	0	36	0	36
Canada
Corporate Bonds & Notes	0	1,240	0	1,240
Sovereign Issues	0	4,551	0	4,551
Cayman Islands
Asset-Backed Securities	0	16,186	0	16,186
Corporate Bonds & Notes	0	911	0	911
Sovereign Issues	0	306	0	306
Chile
Corporate Bonds & Notes	0	1,076	0	1,076
Sovereign Issues	0	1,218	0	1,218
China
Sovereign Issues	0	190	0	190
Colombia
Corporate Bonds & Notes	0	808	0	808
Sovereign Issues	0	1,311	0	1,311
Czech Republic
Sovereign Issues	0	239	0	239
Denmark
Corporate Bonds & Notes	0	5,289	0	5,289
Dominican Republic
Sovereign Issues	0	926	0	926
France
Corporate Bonds & Notes	0	3,217	0	3,217
Sovereign Issues	0	3,261	0	3,261
Germany
Corporate Bonds & Notes	0	2,927	0	2,927
Guatemala
Sovereign Issues	0	193	0	193
Hungary
Sovereign Issues	0	4,067	0	4,067
India
Corporate Bonds & Notes	0	812	0	812
Indonesia
Corporate Bonds & Notes	0	1,832	0	1,832
Sovereign Issues	0	1,317	0	1,317
Ireland
Asset-Backed Securities	0	6,517	0	6,517
Corporate Bonds & Notes	0	550	0	550
Israel
Sovereign Issues	0	1,285	0	1,285
Italy
Corporate Bonds & Notes	0	2,021	0	2,021
Sovereign Issues	0	21,102	0	21,102
Ivory Coast
Sovereign Issues	0	1,606	0	1,606
Japan
Corporate Bonds & Notes	0	1,000	0	1,000
Sovereign Issues	0	16,816	0	16,816
Kazakhstan
Corporate Bonds & Notes	0	1,112	0	1,112
Luxembourg
Common Stocks	0	0	1,223	1,223
Corporate Bonds & Notes	0	2,096	0	2,096
Malaysia
Corporate Bonds & Notes	0	345	0	345
Sovereign Issues	0	724	0	724
Mexico
Sovereign Issues	0	2,355	0	2,355

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Multinational
Corporate Bonds & Notes	$0	$293	$0	$293
Netherlands
Corporate Bonds & Notes	0	2,858	0	2,858
Non-Agency Mortgage-Backed Securities	0	100	0	100
New Zealand
Sovereign Issues	0	245	0	245
Norway
Sovereign Issues	0	244	0	244
Peru
Corporate Bonds & Notes	0	1,136	0	1,136
Philippines
Sovereign Issues	0	335	0	335
Poland
Sovereign Issues	0	4,019	0	4,019
Qatar
Corporate Bonds & Notes	0	168	0	168
Romania
Sovereign Issues	0	3,122	0	3,122
Saudi Arabia
Corporate Bonds & Notes	0	841	0	841
Sovereign Issues	0	6,623	0	6,623
Serbia
Sovereign Issues	0	2,261	0	2,261
Singapore
Sovereign Issues	0	589	0	589
South Africa
Sovereign Issues	0	145	0	145
South Korea
Sovereign Issues	0	7,310	0	7,310
Spain
Corporate Bonds & Notes	0	999	0	999
Sovereign Issues	0	1,691	0	1,691
Supranational
Corporate Bonds & Notes	0	2,020	0	2,020
Switzerland
Corporate Bonds & Notes	0	3,575	0	3,575
United Arab Emirates
Corporate Bonds & Notes	0	207	0	207
United Kingdom
Corporate Bonds & Notes	0	8,864	0	8,864
Non-Agency Mortgage-Backed Securities	0	7,876	0	7,876
Sovereign Issues	0	1,007	0	1,007
United States
Asset-Backed Securities	0	7,774	11	7,785
Corporate Bonds & Notes	0	18,663	0	18,663
Loan Participations and Assignments	0	0	187	187
Municipal Bonds & Notes	0	490	0	490
Non-Agency Mortgage-Backed Securities	0	22,769	400	23,169
U.S. Government Agencies	0	133,976	0	133,976
U.S. Treasury Obligations	0	54,337	0	54,337
Short-Term Instruments
Commercial Paper	0	4,781	0	4,781
Repurchase Agreements	0	199	0	199
Short-Term Notes	0	7	0	7
Hungary Treasury Bills	0	414	0	414

	$0	$410,700	$1,821	$412,521

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$6,545	$0	$0	$6,545

Total Investments	$6,545	$410,700	$1,821	$419,066

110	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2024

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Short Sales, at Value - Liabilities
United States
U.S. Government Agencies	$0	$(46,518)	$0	$(46,518)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	50	1,041	0	1,091
Over the counter	0	4,227	0	4,227

	$50	$5,268	$0	$5,318

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(188)	$(450)	$0	$(638)
Over the counter	0	(1,283)	0	(1,283)

	$(188)	$(1,733)	$0	$(1,921)

Total Financial Derivative Instruments	$(138)	$3,535	$0	$3,397

Totals	$6,407	$367,717	$1,821	$375,945

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	111

Schedule of Investments	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 114.0%

ARGENTINA 0.0%

SOVEREIGN ISSUES 0.0%

Argentina Government International Bond
0.750% due 07/09/2030 þ		$184	$93
3.625% due 07/09/2035 þ		122	51

Argentina Treasury Bond BONCER
0.000% due 06/30/2025 (e)	ARS	6,771	9

Total Argentina (Cost $165)			153

AUSTRALIA 0.9%

CORPORATE BONDS & NOTES 0.8%

Australia & New Zealand Banking Group Ltd.
4.675% due 06/15/2026		$3,600	3,576

Commonwealth Bank of Australia
5.071% due 09/14/2028		2,600	2,626

National Australia Bank Ltd.
5.134% due 11/28/2028		2,600	2,644

			8,846

SOVEREIGN ISSUES 0.1%

Australia Government International Bond
1.750% due 06/21/2051	AUD	250	95
2.500% due 05/21/2030		2,300	1,399

			1,494

Total Australia (Cost $10,840)			10,340

BRAZIL 0.3%

SOVEREIGN ISSUES 0.3%

Brazil Letras do Tesouro Nacional
0.000% due 07/01/2024 (e)	BRL	14,200	2,765

Total Brazil (Cost $2,823)			2,765

CANADA 2.5%

CORPORATE BONDS & NOTES 1.5%

Canadian Imperial Bank of Commerce
4.715% (BBSW3M + 0.370%) due 09/14/2026 ~	AUD	3,200	2,069

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	1,000	1,033

Royal Bank of Canada
4.851% due 12/14/2026		$2,400	2,399
5.074% (BBSW3M + 0.730%) due 06/30/2026 ~	AUD	3,500	2,287

Toronto-Dominion Bank
4.701% due 06/05/2027		$4,800	4,772
5.315% (BBSW3M + 0.970%) due 09/15/2028 ~	AUD	6,300	4,120

			16,680

SOVEREIGN ISSUES 1.0%

Canada Government Bond
1.500% due 12/01/2044 (f)	CAD	548	393
2.750% due 12/01/2033		14,500	10,530

			10,923

Total Canada (Cost $27,645)			27,603

CAYMAN ISLANDS 5.2%

ASSET-BACKED SECURITIES 4.9%

522 Funding CLO Ltd.
6.619% due 10/20/2031 •		$2,035	2,040
6.659% due 04/20/2030 •		1,471	1,474

Apidos CLO
6.460% due 07/18/2029 •		1,330	1,332
6.508% due 07/17/2030 •		1,510	1,513

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Arbor Realty Commercial Real Estate Notes Ltd.
6.769% due 01/15/2037 •	$2,300	$2,291

Ares CLO Ltd.
6.610% due 04/18/2031 •	2,200	2,202

Bain Capital Credit CLO Ltd.
6.549% due 07/20/2030 •	1,439	1,442

Birch Grove CLO Ltd.
6.721% due 06/15/2031 •	1,059	1,062

Carlyle U.S. CLO Ltd.
6.579% due 04/20/2031 •	1,683	1,686

CIFC Funding Ltd.
6.530% due 10/24/2030 •	1,600	1,599

Dryden CLO Ltd.
6.649% due 05/15/2032 •	2,300	2,300

Elevation CLO Ltd.
6.536% due 10/25/2030 •	1,331	1,332

Gallatin CLO Ltd.
6.666% due 07/15/2031 •	1,433	1,432

Golub Capital Partners CLO Ltd.
0.000% due 04/20/2033 •(b)	5,300	5,300

GPMT Ltd.
6.691% due 07/16/2035 •	1,140	1,133
6.793% due 12/15/2036 •	2,399	2,328

Halseypoint CLO Ltd.
7.029% due 11/30/2032 •	2,200	2,200

KKR CLO Ltd.
6.500% due 07/18/2030 •	606	607

LCM LP
6.441% due 07/19/2027 •	16	15

Marathon CLO Ltd.
6.887% due 11/15/2031 •	1,778	1,784

MF1 Ltd.
6.521% due 10/16/2036 •	2,074	2,061

MF1 Multifamily Housing Mortgage Loan Trust
6.290% due 07/15/2036 •	205	204

MidOcean Credit CLO
6.611% due 01/29/2030 •	423	423

Newark BSL CLO Ltd.
6.556% due 07/25/2030 •	632	633

OZLM Ltd.
6.521% due 10/20/2031 •	1,900	1,906

Silver Rock CLO Ltd.
1.833% due 10/20/2033 •	2,900	2,909

Sound Point CLO Ltd.
6.559% due 10/20/2030 •	1,454	1,452
6.566% due 07/25/2030 •	994	995
6.699% due 01/21/2031 •	822	822

Steele Creek CLO Ltd.
6.826% due 10/15/2030 •	1,432	1,433

TPG Real Estate Finance Issuer Ltd.
6.969% due 02/15/2039 •	2,200	2,184

Venture CLO Ltd.
6.456% due 04/15/2027 •	60	60
6.559% due 09/07/2030 •	1,768	1,767
6.679% due 01/20/2029 •	796	795

Vibrant CLO Ltd.
6.544% due 06/20/2029 •	9	9
6.619% due 09/15/2030 •	1,074	1,074

		53,799

CORPORATE BONDS & NOTES 0.3%

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027	1,726	1,536

Sands China Ltd.
5.125% due 08/08/2025	400	395
5.400% due 08/08/2028	800	785

		2,716

SOVEREIGN ISSUES 0.0%

KSA Sukuk Ltd.
5.268% due 10/25/2028	500	510

Total Cayman Islands (Cost $57,259)		57,025

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CHILE 0.1%

SOVEREIGN ISSUES 0.1%

Chile Government International Bond
4.850% due 01/22/2029		$1,000	$993

Total Chile (Cost $999)			993

DENMARK 4.3%

CORPORATE BONDS & NOTES 4.3%

Danske Bank AS
6.259% due 09/22/2026 •		1,800	1,818

DLR Kredit AS
1.000% due 10/01/2024	DKK	9,600	1,371

Jyske Realkredit AS
1.000% due 04/01/2024		12,900	1,866
1.000% due 10/01/2024		50,000	7,143
1.000% due 10/01/2050		22,832	2,486

Nordea Kredit Realkreditaktieselskab
1.000% due 04/01/2024		56,000	8,100
1.000% due 10/01/2024		53,800	7,685
1.000% due 10/01/2050		26,303	2,834
1.500% due 10/01/2053		1,505	176

Nykredit Realkredit AS
1.000% due 04/01/2024		24,900	3,601
1.000% due 10/01/2050		970	109
1.000% due 10/01/2053		3,530	392
1.500% due 10/01/2052		8,722	1,018

Realkredit Danmark AS
1.000% due 04/01/2024		11,800	1,707
1.000% due 01/01/2025		45,200	6,422
1.500% due 10/01/2053		1,597	186

Total Denmark (Cost $49,133)			46,914

FRANCE 2.0%

CORPORATE BONDS & NOTES 0.6%

BPCE SA
6.612% due 10/19/2027 •		$2,200	2,247

Credit Agricole SA
6.316% due 10/03/2029 •		1,800	1,867

Societe Generale SA
2.226% due 01/21/2026 •		900	873
2.797% due 01/19/2028 •		1,200	1,109

			6,096

SOVEREIGN ISSUES 1.4%

France Government International Bond
0.750% due 05/25/2052	EUR	6,050	3,592
1.500% due 05/25/2050		4,500	3,399
2.000% due 05/25/2048		3,900	3,365
3.000% due 06/25/2049		2,500	2,606
3.250% due 05/25/2045		2,100	2,290

			15,252

Total France (Cost $29,234)			21,348

GERMANY 1.1%

CORPORATE BONDS & NOTES 1.1%

Deutsche Bank AG
1.625% due 01/20/2027	EUR	2,200	2,238
2.129% due 11/24/2026 •		$400	377
2.625% due 02/12/2026	EUR	1,600	1,692
3.547% due 09/18/2031 •		$1,400	1,234
3.700% due 05/30/2024		1,100	1,096
3.961% due 11/26/2025 •		1,700	1,677
5.706% due 02/08/2028 •		1,600	1,598

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (c)		1,100	1,100

Landwirtschaftliche Rentenbank
5.375% due 04/23/2024	NZD	1,400	836

Total Germany (Cost $12,985)			11,848

112	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HUNGARY 0.1%

SOVEREIGN ISSUES 0.1%

Hungary Government International Bond
6.250% due 09/22/2032		$1,100	$1,146

Total Hungary (Cost $1,096)			1,146

IRELAND 2.3%

ASSET-BACKED SECURITIES 2.0%

Accunia European CLO DAC
4.892% due 07/15/2030 •	EUR	410	443

Cairn CLO DAC
4.582% due 01/31/2030 •		1,175	1,263

Capital Four CLO DAC
4.962% due 10/15/2034 •		2,600	2,781

CVC Cordatus Loan Fund DAC
4.592% due 10/15/2031 •		693	743
5.145% due 10/23/2034 •		997	1,075

CVC Cordatus Opportunity Loan Fund DAC
5.289% due 08/15/2033 •		1,100	1,185

Dryden Euro CLO DAC
4.602% due 04/15/2033 •		794	846

MACKAY SHIELDS EURO CLO
4.900% due 10/20/2032 •		4,500	4,817

Man GLG Euro CLO DAC
4.812% due 01/15/2030 •		217	235

Marlay Park CLO DAC
4.682% due 10/15/2030 •		1,346	1,452

Rockford Tower Europe CLO DAC
0.000% due 04/24/2037 •(b)		2,100	2,266

Sculptor European CLO DAC
4.992% due 10/15/2034 •		4,700	5,043

			22,149

CORPORATE BONDS & NOTES 0.1%

AerCap Ireland Capital DAC
1.750% due 10/29/2024		$500	488
3.000% due 10/29/2028		550	498

			986

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%

Shamrock Residential DAC
4.698% due 01/24/2061 •	EUR	1,528	1,646

Total Ireland (Cost $25,369)			24,781

ISRAEL 0.1%

SOVEREIGN ISSUES 0.1%

Israel Government International Bond
2.000% due 03/31/2027	ILS	2,700	693
4.500% due 01/17/2033		$600	559

Total Israel (Cost $1,417)			1,252

ITALY 1.4%

CORPORATE BONDS & NOTES 0.2%

Banca Monte dei Paschi di Siena SpA
0.875% due 10/08/2027	EUR	1,200	1,207
2.625% due 04/28/2025		800	843

Nexi SpA
2.125% due 04/30/2029		500	485

			2,535

SOVEREIGN ISSUES 1.2%

Cassa Depositi e Prestiti SpA
5.750% due 05/05/2026		$1,400	1,388

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Italy Buoni Poliennali Del Tesoro
0.000% due 04/01/2026 (e)	EUR	8,000	$8,101
3.850% due 09/15/2026		2,200	2,411

Italy Government International Bond
6.000% due 08/04/2028	GBP	600	783

			12,683

Total Italy (Cost $15,781)			15,218

JAPAN 5.3%

CORPORATE BONDS & NOTES 0.3%

Nomura Holdings, Inc.
2.329% due 01/22/2027		$600	553

Sumitomo Mitsui Financial Group, Inc.
5.520% due 01/13/2028		2,600	2,653

			3,206

SOVEREIGN ISSUES 5.0%

Development Bank of Japan, Inc.
0.010% due 09/09/2025	EUR	6,961	7,151
1.750% due 08/28/2024		$2,200	2,167

Japan Finance Organization for Municipalities
0.625% due 09/02/2025		4,300	4,030

Japan Government International Bond
0.005% due 04/01/2024	JPY	870,000	5,747
0.005% due 05/01/2024		390,000	2,576
0.005% due 10/01/2024		1,070,000	7,068
0.100% due 01/01/2026		610,000	4,025
0.100% due 03/10/2028		1,156,648	8,023
0.500% due 03/20/2049		977,000	4,978
0.700% due 12/20/2048		247,000	1,331
0.700% due 06/20/2051		30,000	156
1.300% due 06/20/2052		50,000	300
1.500% due 09/20/2043		870,000	5,817

Tokyo Metropolitan Government
0.750% due 07/16/2025		$1,200	1,132

			54,501

Total Japan (Cost $67,964)			57,707

JERSEY, CHANNEL ISLANDS 0.3%

ASSET-BACKED SECURITIES 0.3%

GoldenTree Loan Management U.S. CLO Ltd.
7.027% due 01/20/2034 •		$1,100	1,107

Saranac CLO Ltd.
6.717% due 08/13/2031 •		1,923	1,933

Total Jersey, Channel Islands (Cost $3,023)			3,040

MALAYSIA 0.1%

CORPORATE BONDS & NOTES 0.1%

Petronas Capital Ltd.
4.550% due 04/21/2050		$300	267
4.800% due 04/21/2060		300	272

Total Malaysia (Cost $600)			539

MEXICO 0.4%

SOVEREIGN ISSUES 0.4%

Mexico Government International Bond
5.000% due 04/27/2051		$500	422
7.500% due 06/03/2027	MXN	20,000	1,139
7.750% due 05/29/2031		4,000	222
8.500% due 03/01/2029		34,000	1,982
8.500% due 05/31/2029		17,300	1,010

Total Mexico (Cost $4,790)			4,775

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MULTINATIONAL 0.1%

CORPORATE BONDS & NOTES 0.1%

Preferred Term Securities Ltd.
5.891% (TSFR3M + 0.562%) due 09/22/2037 ~		$709	$624

Total Multinational (Cost $552)			624

NETHERLANDS 0.5%

CORPORATE BONDS & NOTES 0.5%

ABN AMRO Bank NV
6.575% due 10/13/2026 •		$2,600	2,627

Cooperatieve Rabobank UA
5.500% due 10/05/2026		2,600	2,630

Total Netherlands (Cost $5,194)			5,257

NORWAY 0.1%

SOVEREIGN ISSUES 0.1%

Kommunalbanken AS
1.900% due 01/19/2027	AUD	2,200	1,344

Total Norway (Cost $1,601)			1,344

POLAND 0.6%

SOVEREIGN ISSUES 0.6%

Poland Government International Bond
3.875% due 02/14/2033 (h)	EUR	1,300	1,452
4.250% due 02/14/2043		400	449
4.625% due 03/18/2029		$2,400	2,395
4.875% due 10/04/2033		300	296
5.125% due 09/18/2034		2,000	2,001
5.500% due 04/04/2053		200	200

Total Poland (Cost $6,693)			6,793

QATAR 0.0%

CORPORATE BONDS & NOTES 0.0%

QatarEnergy
2.250% due 07/12/2031		$300	252

Total Qatar (Cost $298)			252

ROMANIA 0.7%

SOVEREIGN ISSUES 0.7%

Romania Government International Bond
1.750% due 07/13/2030	EUR	800	709
2.000% due 04/14/2033		800	664
2.125% due 03/07/2028		600	596
2.750% due 04/14/2041		400	296
2.875% due 04/13/2042		1,000	740
5.625% due 02/22/2036		1,100	1,185
6.625% due 09/27/2029		2,600	3,039

Total Romania (Cost $8,003)			7,229

SAUDI ARABIA 1.3%

CORPORATE BONDS & NOTES 0.0%

Saudi Arabian Oil Co.
2.250% due 11/24/2030		$200	169

SOVEREIGN ISSUES 1.3%

Saudi Government International Bond
3.250% due 10/22/2030		200	182
4.750% due 01/18/2028		2,400	2,398
4.750% due 01/16/2030		8,900	8,842
4.875% due 07/18/2033		2,700	2,688

			14,110

Total Saudi Arabia (Cost $14,268)			14,279

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	113

Schedule of Investments	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SERBIA 0.1%

SOVEREIGN ISSUES 0.1%

Serbia Government International Bond
1.000% due 09/23/2028	EUR	700	$642
2.050% due 09/23/2036		600	455

Total Serbia (Cost $1,501)			1,097

SOUTH KOREA 2.1%

SOVEREIGN ISSUES 2.1%

Korea Development Bank
5.375% due 10/23/2026		$2,500	2,528

Korea Government International Bond
2.000% due 06/10/2031	KRW	11,205,620	7,588
2.375% due 12/10/2028		1,978,170	1,406
2.625% due 06/10/2028		2,123,850	1,533
3.250% due 03/10/2028		2,112,580	1,564
3.250% due 06/10/2033		2,660,100	1,953
4.250% due 12/10/2032		1,563,670	1,234

Korea Housing Finance Corp.
4.875% due 08/27/2027		$2,400	2,405
5.375% due 11/15/2026		2,700	2,728

Total South Korea (Cost $23,257)			22,939

SPAIN 1.3%

CORPORATE BONDS & NOTES 0.4%

Banco Bilbao Vizcaya Argentaria SA
5.381% due 03/13/2029		$1,000	1,009

Banco Santander SA
1.849% due 03/25/2026		200	187

CaixaBank SA
6.208% due 01/18/2029 •		3,500	3,574

			4,770

SOVEREIGN ISSUES 0.9%

Autonomous Community of Catalonia
4.220% due 04/26/2035	EUR	300	330

Spain Government International Bond
2.800% due 05/31/2026		5,300	5,693
3.450% due 07/30/2066		3,600	3,621

			9,644

Total Spain (Cost $17,077)			14,414

SUPRANATIONAL 0.1%

CORPORATE BONDS & NOTES 0.1%

Inter-American Development Bank
2.500% due 04/14/2027	AUD	1,800	1,119

Total Supranational (Cost $1,325)			1,119

SWITZERLAND 0.9%

CORPORATE BONDS & NOTES 0.9%

UBS Group AG
3.091% due 05/14/2032 •		$1,100	936
6.246% due 09/22/2029 •		2,600	2,683
6.373% due 07/15/2026 •		1,200	1,209
6.537% due 08/12/2033 •		3,350	3,534
7.750% due 03/01/2029 •	EUR	1,000	1,232

Total Switzerland (Cost $9,013)			9,594

UNITED KINGDOM 5.0%

CORPORATE BONDS & NOTES 2.7%

Barclays PLC
4.375% due 01/12/2026		$300	295
6.224% due 05/09/2034 •		1,300	1,342

HSBC Holdings PLC
3.973% due 05/22/2030 •		1,900	1,776

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.041% due 03/13/2028 •		$900	$868
4.292% due 09/12/2026 •		2,200	2,160
6.962% (TSFR3M + 1.642%) due 09/12/2026 ~		2,200	2,224

Lloyds Bank Corporate Markets PLC
1.750% due 07/11/2024	GBP	1,200	1,500

Nationwide Building Society
5.264% due 11/10/2026		$3,200	3,223
6.557% due 10/18/2027 •		2,800	2,874

NatWest Group PLC
5.076% due 01/27/2030 •		1,700	1,671

Santander U.K. Group Holdings PLC
6.534% due 01/10/2029 •		2,300	2,379

Standard Chartered PLC
1.822% due 11/23/2025 •		1,800	1,751
2.608% due 01/12/2028 •		900	830
2.678% due 06/29/2032 •		2,100	1,728
6.750% due 02/08/2028 •		4,900	5,053

			29,674

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.1%

Eurohome U.K. Mortgages PLC
5.493% due 06/15/2044 •	GBP	372	461

Eurosail PLC
6.292% due 06/13/2045 •		326	410

Newgate Funding PLC
6.340% due 12/15/2050 •		276	334
6.590% due 12/15/2050 •		138	166

Resloc U.K. PLC
5.503% due 12/15/2043 •		814	1,001

Ripon Mortgages PLC
5.922% due 08/28/2056 •		4,523	5,708

Stratton Mortgage Funding PLC
0.000% due 06/28/2050 •		1,500	1,888
0.000% due 06/20/2060 •		7,000	8,863

Towd Point Mortgage Funding
6.367% due 10/20/2051 •		758	957
6.572% due 07/20/2045 •		2,193	2,770

			22,558

SOVEREIGN ISSUES 0.2%

United Kingdom Gilt
1.250% due 07/31/2051		3,300	2,106

Total United Kingdom (Cost $56,500)			54,338

UNITED STATES 73.3%

ASSET-BACKED SECURITIES 4.7%

ACE Securities Corp. Home Equity Loan Trust
6.344% due 08/25/2035 •		$1,272	1,236

Amortizing Residential Collateral Trust
6.144% due 10/25/2031 •		2	2

AMRESCO Residential Securities Corp. Mortgage Loan Trust
6.384% due 06/25/2029 •		6	6

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
6.204% due 02/25/2036 •		846	652

Citigroup Mortgage Loan Trust
5.624% due 01/25/2037 •		1,657	1,188
5.764% due 12/25/2036 •		386	212
5.964% due 03/25/2036 •		778	697
6.434% due 07/25/2035 •		2,400	2,252

Countrywide Asset-Backed Certificates Trust
5.584% due 06/25/2037 •		414	384
5.584% due 06/25/2047 •		436	389
5.704% due 12/25/2036 •		551	501
5.844% due 06/25/2037 •		1,307	1,303
5.944% due 02/25/2036 •		290	283
6.184% due 08/25/2047 •		234	224

Credit Suisse First Boston Mortgage Securities Corp.
5.233% due 01/25/2032 •		1	1

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

First Franklin Mortgage Loan Trust
5.559% due 07/25/2036 •	$798	$760
6.389% due 03/25/2035 •	618	607

Fortress Credit Investments Ltd.
7.170% due 02/23/2039 •	1,905	1,905

GSAMP Trust
3.816% due 11/25/2034 •	239	224
5.924% due 09/25/2036 •	3,244	1,160
5.944% due 05/25/2046 •	1,859	1,736
5.964% due 02/25/2046 •	50	45

LCCM Trust
6.890% due 11/15/2038 •	2,275	2,245

MASTR Asset-Backed Securities Trust
5.924% due 06/25/2036 •	2,982	1,099
6.194% due 10/25/2035 •	739	691

MASTR Specialized Loan Trust
6.184% due 01/25/2037 •	880	363

Merrill Lynch Mortgage Investors Trust
6.104% due 07/25/2036 •	3,449	3,199
6.164% due 05/25/2036 •	9	9

Morgan Stanley ABS Capital, Inc. Trust
5.574% due 01/25/2037 •	1,658	778
5.584% due 05/25/2037 •	1,296	969
5.694% due 07/25/2036 •	143	124
5.924% due 06/25/2036 •	1,295	684
6.374% due 02/25/2035 •	2,866	2,544
6.404% due 09/25/2034 •	1,102	1,093

Morgan Stanley Home Equity Loan Trust
5.674% due 04/25/2037 •	1,193	623

Morgan Stanley Mortgage Loan Trust
6.419% due 09/25/2046 þ	1,622	351

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
5.879% due 03/25/2036 •	554	550

NovaStar Mortgage Funding Trust
5.704% due 03/25/2037 •	991	611
5.984% due 05/25/2036 •	2,800	2,633

Renaissance Home Equity Loan Trust
5.294% due 01/25/2037 þ	545	178
5.731% due 11/25/2036 þ	1,934	675

Residential Asset Securities Corp. Trust
5.694% due 11/25/2036 •	4,243	3,705

Saxon Asset Securities Trust
5.754% due 09/25/2037 •	858	809

SMB Private Education Loan Trust
1.290% due 07/15/2053	644	587
6.540% due 07/15/2053 •	179	179
6.769% due 02/16/2055 •	1,284	1,289

Soundview Home Loan Trust
5.944% due 11/25/2036 •	1,682	1,589
6.004% due 05/25/2036 •	441	423
6.394% due 10/25/2037 •	1,221	910

Specialty Underwriting & Residential Finance Trust
5.744% due 06/25/2037 •	332	193

Structured Asset Investment Loan Trust
5.616% due 07/25/2036 •	939	548
6.124% due 01/25/2033 •	512	502
6.344% due 09/25/2034 •	46	44

Structured Asset Securities Corp.
5.008% due 02/25/2035 •	2,460	2,468

Terwin Mortgage Trust
6.384% due 11/25/2033 •	25	21

Toyota Auto Loan Extended Note Trust
2.560% due 11/25/2031	2,400	2,389

		50,842

CORPORATE BONDS & NOTES 3.7%

Bayer U.S. Finance LLC
4.250% due 12/15/2025	400	390

British Airways Pass-Through Trust
3.350% due 12/15/2030	1,587	1,463

Charter Communications Operating LLC
3.750% due 02/15/2028	1,500	1,392

114	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup, Inc.
3.290% due 03/17/2026 •		$1,300	$1,271

Credit Suisse AG AT1 Claim		1,700	196

Doctors Co. An Interinsurance Exchange
4.500% due 01/18/2032		200	157

Ford Motor Credit Co. LLC
2.300% due 02/10/2025		1,100	1,067
2.748% due 06/14/2024	GBP	500	627
3.375% due 11/13/2025		$1,000	963
3.815% due 11/02/2027		400	375
4.687% due 06/09/2025		600	592
5.125% due 06/16/2025		600	595

GA Global Funding Trust
2.250% due 01/06/2027		600	549

GLP Capital LP
5.300% due 01/15/2029		700	689

JPMorgan Chase & Co.
4.080% due 04/26/2026 •		2,500	2,462
5.040% due 01/23/2028 •		2,900	2,891

JPMorgan Chase Bank NA
5.110% due 12/08/2026		2,700	2,708
6.361% (SOFRRATE + 1.000%) due 12/08/2026 ~		1,100	1,118

Morgan Stanley
5.164% due 04/20/2029 •		2,300	2,299

Morgan Stanley Bank NA
5.882% due 10/30/2026		4,300	4,384

Organon & Co.
2.875% due 04/30/2028	EUR	500	503

Pacific Gas & Electric Co.
2.100% due 08/01/2027		$100	90
3.500% due 06/15/2025		300	292
4.000% due 12/01/2046		100	75
4.250% due 03/15/2046		100	78
4.300% due 03/15/2045		100	79
4.550% due 07/01/2030		500	476

PacifiCorp
5.100% due 02/15/2029		1,100	1,109

Philip Morris International, Inc.
4.875% due 02/13/2029		1,000	994
5.125% due 02/13/2031		1,000	994

Principal Life Global Funding
1.375% due 01/10/2025		500	485

Southern California Edison Co.
6.181% (SOFRRATE + 0.830%) due 04/01/2024 ~		400	400

Wells Fargo & Co.
5.499% due 01/23/2035 •		1,700	1,705

Wells Fargo Bank NA
5.254% due 12/11/2026		3,200	3,213
6.056% (SOFRRATE + 0.710%) due 01/15/2026 ~		3,800	3,817

			40,498

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

Charter Communications Operating LLC
7.076% (TSFR1M + 1.750%) due 02/01/2027 ~		1,205	1,206

Level 3 Financing Inc.
7.676% (TSFR1M + 2.350%) due 04/15/2029 «~		279	208
7.676% (TSFR1M + 2.350%) due 04/15/2030 «~		286	213

			1,627

MUNICIPAL BONDS & NOTES 0.2%

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
1.958% due 06/01/2025		900	863

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057		379	438

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Texas Natural Gas Securitization Finance Corp. Series 2023
5.102% due 04/01/2035	$500	$505

		1,806

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.0%

American Home Mortgage Assets Trust
5.634% due 05/25/2046 •	81	68

American Home Mortgage Investment Trust
6.500% due 03/25/2047 þ	933	647

Banc of America Mortgage Trust
4.571% due 06/25/2035 ~	27	23

Bayview Opportunity Master Fund Trust
3.000% due 11/25/2051 ~	1,788	1,501

BCAP LLC Trust
4.745% due 01/26/2047 •	8	8

Bear Stearns Adjustable Rate Mortgage Trust
3.925% due 09/25/2034 ~	21	19
4.000% due 05/25/2034 «~	1	1
4.232% due 05/25/2047 ~	54	48
4.381% due 08/25/2033 «~	2	2
5.423% due 11/25/2034 «~	1	1
5.634% due 10/25/2033 «~	1	1
6.082% due 05/25/2034 «~	4	3

Bear Stearns ALT-A Trust
4.266% due 08/25/2036 ~	86	42
4.549% due 11/25/2035 ~	124	95
5.138% due 05/25/2035 ~	4	3
5.764% due 02/25/2034 •	17	16

Bear Stearns Structured Products, Inc. Trust
5.115% due 01/26/2036 ~	26	20

Chase Home Lending Mortgage Trust
3.250% due 03/25/2063 ~	1,070	948
3.250% due 09/25/2063 ~	1,069	942

Chase Mortgage Finance Trust
4.574% due 07/25/2037 ~	34	26

Chevy Chase Funding LLC Mortgage-Backed Certificates
5.594% due 01/25/2036 •	502	445

Citigroup Mortgage Loan Trust
2.500% due 05/25/2051 ~	1,424	1,148
4.496% due 09/25/2037 ~	59	53
5.493% due 08/25/2035 ~	343	307
5.715% due 08/25/2036 •	5,102	2,110

Countrywide Alternative Loan Trust
4.704% due 11/25/2035 ~	68	60
4.774% due 02/25/2037 ~	16	14
5.250% due 06/25/2035	7	5
5.653% due 07/20/2046 •	77	62
5.794% due 05/25/2037 •	78	26
5.864% due 07/25/2046 •	744	655
6.004% due 02/25/2037 •	115	92
6.104% due 09/25/2035 •	329	249
6.250% due 12/25/2036	2,218	948
6.250% due 08/25/2037	17	8
6.339% due 11/25/2047 •	341	276
6.500% due 06/25/2036	38	18
6.589% due 11/25/2035 •	16	13
7.129% due 11/25/2035 •	5	5

Countrywide Home Loan Mortgage Pass-Through Trust
5.844% due 04/25/2046 •	142	131
5.984% due 04/25/2046 •	3,245	942
6.000% due 07/25/2036	711	359
6.204% due 09/25/2034 «•	7	6

Countrywide Home Loan Reperforming REMIC Trust
5.784% due 06/25/2035 •	31	29

Credit Suisse Mortgage Capital Mortgage-Backed Trust
2.500% due 07/25/2056 ~	313	252
6.079% due 04/25/2037 þ	130	36

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.584% due 07/25/2047 •	263	240

Extended Stay America Trust
6.519% due 07/15/2038 •	1,920	1,921

GreenPoint Mortgage Funding Trust
5.984% due 11/25/2045 •	3	3

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GS Mortgage-Backed Securities Trust
2.500% due 12/25/2051 ~	$409	$330
2.500% due 08/25/2052 ~	1,941	1,564
3.000% due 09/25/2052 ~	3,902	3,276

GSC Capital Corp. Mortgage Trust
5.804% due 05/25/2036 •	854	803

GSMPS Mortgage Loan Trust
5.794% due 01/25/2036 •	1,464	1,179

GSR Mortgage Loan Trust
4.092% due 06/25/2034 «~	4	4
6.167% due 01/25/2035 ~	6	5
6.750% due 03/25/2033 «•	1	1

HarborView Mortgage Loan Trust
5.939% due 12/19/2036 •	44	36
6.123% due 06/20/2035 •	11	10

Impac CMB Trust
6.164% due 10/25/2034 «•	113	104

IndyMac INDX Mortgage Loan Trust
3.995% due 09/25/2035 ~	33	27

JP Morgan Mortgage Trust
3.000% due 01/25/2052 ~	3,569	2,996
3.000% due 03/25/2052 ~	3,459	2,905
3.000% due 04/25/2052 ~	3,462	2,924
3.000% due 05/25/2052 ~	4,613	3,873
4.872% due 11/25/2033 «~	2	2
5.524% due 10/25/2035 «~	5	4
6.000% due 06/25/2037	1,409	563

Lehman XS Trust
5.854% due 08/25/2046 •	1,134	1,017

Luminent Mortgage Trust
5.824% due 05/25/2046 •	1,079	883

Manhattan West Mortgage Trust
2.130% due 09/10/2039	2,000	1,778

MASTR Alternative Loan Trust
5.844% due 03/25/2036 •	44	5
6.000% due 02/25/2036	502	231

Merrill Lynch Mortgage Investors Trust
4.666% due 02/25/2036 «~	3	2
4.970% due 05/25/2033 «~	5	5
5.354% due 02/25/2036 ~	41	40
5.854% due 02/25/2033 ~	2	2

Morgan Stanley Mortgage Loan Trust
6.201% due 02/25/2047 þ	149	53

Natixis Commercial Mortgage Securities Trust
7.149% due 03/15/2035 •	1,816	1,817

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	1,285	1,212
2.750% due 11/25/2059 ~	1,024	958

NYO Commercial Mortgage Trust
6.535% due 11/15/2038 •	2,300	2,230

OBX Trust
3.000% due 01/25/2052 ~	515	433
6.094% due 06/25/2057 •	265	256
6.465% due 10/25/2063 þ	2,007	2,021
7.159% due 10/25/2063 þ	2,340	2,391

PMT Loan Trust
2.500% due 07/25/2051 ~	1,822	1,468

Residential Accredit Loans, Inc. Trust
5.624% due 06/25/2046 •	272	64
6.009% due 10/25/2037 ~	272	226
6.250% due 02/25/2037	1,177	932
6.589% due 08/25/2035 •	110	90

Residential Asset Securitization Trust
5.750% due 02/25/2036	741	543
5.844% due 01/25/2046 •	46	13

Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032 «	1	1

Sequoia Mortgage Trust
5.843% due 07/20/2036 •	58	50
6.143% due 07/20/2033 •	12	12

Structured Adjustable Rate Mortgage Loan Trust
4.728% due 08/25/2035 ~	53	45
5.145% due 09/25/2035 ~	45	40
6.763% due 04/25/2034 «~	1	1
7.020% due 02/25/2034 «~	2	2

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	115

Schedule of Investments	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Mortgage Investments Trust
5.564% due 08/25/2036 •	$644	$548
5.864% due 05/25/2036 •	24	16
5.884% due 05/25/2036 •	75	58
5.884% due 09/25/2047 •	117	100
6.021% due 07/19/2034 «•	2	2

Structured Asset Securities Corp.
5.724% due 01/25/2036 •	1,070	881

Structured Asset Securities Corp. Mortgage Loan Trust
5.734% due 10/25/2036 •	564	454

TBW Mortgage-Backed Trust
6.130% due 01/25/2037 þ	150	38

Thornburg Mortgage Securities Trust
6.694% due 06/25/2037 •	49	44
6.952% due 06/25/2037 •	99	82
7.002% due 06/25/2047 •	40	34

Towd Point Mortgage Trust
1.636% due 04/25/2060 ~	1,038	919
2.710% due 01/25/2060 ~	792	741
2.900% due 10/25/2059 ~	3,949	3,696

Verus Securitization Trust
7.070% due 10/25/2068 þ	1,706	1,739

WaMu Mortgage Pass-Through Certificates Trust
4.174% due 09/25/2036 ~	118	100
4.279% due 12/25/2036 ~	286	253
4.397% due 02/27/2034 •	5	5
4.810% due 06/25/2033 «~	2	2
4.865% due 12/25/2035 ~	105	94
6.024% due 07/25/2045 •	293	279
6.064% due 01/25/2045 •	6	6
6.164% due 10/25/2045 •	383	363

Washington Mutual Mortgage Pass-Through Certificates Trust
6.029% due 07/25/2046 •	30	18
6.500% due 03/25/2036	1,320	848

Wells Fargo Alternative Loan Trust
5.750% due 07/25/2037	43	37
6.000% due 06/25/2037	76	69

		65,680

U.S. GOVERNMENT AGENCIES 46.4%

Fannie Mae
3.000% due 03/01/2060	664	569
3.500% due 01/01/2059	1,706	1,508
5.608% due 12/01/2034 •	7	7
5.835% due 06/25/2036 •	13	12
6.000% due 04/25/2043 - 07/25/2044	48	48
6.394% due 11/01/2034 •	12	12
6.500% due 11/25/2042	56	57

Freddie Mac
0.000% due 01/15/2038 ~(a)	186	10
5.740% due 01/15/2038 •	186	185
6.033% due 12/15/2037 •	5	5
6.289% due 10/25/2044 •	35	32

Ginnie Mae
3.000% due 07/20/2046 - 05/20/2047	19	18
3.625% due 01/20/2030 •	2	2
3.750% due 11/20/2026 - 12/20/2026 •	1	1
3.875% due 05/20/2028 - 06/20/2030 •	3	2

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 04/20/2030 - 05/20/2030 •	$4	$4
6.000% due 08/20/2034	156	158
6.294% due 07/20/2066 - 11/20/2066 •	2,356	2,352

Ginnie Mae, TBA
3.000% due 04/01/2054	18,900	16,670

U.S. Small Business Administration
5.600% due 09/01/2028	35	35

Uniform Mortgage-Backed Security
2.500% due 02/01/2051	592	491
3.000% due 10/01/2049 - 05/01/2051	1,826	1,594
3.500% due 10/01/2034 - 07/01/2050	2,006	1,839
4.000% due 06/01/2048 - 07/01/2053	5,401	5,018
4.500% due 05/01/2053 - 07/01/2053	12,846	12,236
5.500% due 06/01/2053 - 08/01/2053	12,051	12,004
6.500% due 09/01/2053 - 04/01/2054	244,177	249,558

Uniform Mortgage-Backed Security, TBA
3.000% due 04/01/2054	2,300	1,979
4.000% due 05/01/2054	52,150	48,320
4.500% due 04/01/2054 - 05/01/2054	44,000	41,919
5.000% due 04/01/2054 - 05/01/2054	103,900	101,393
6.000% due 05/01/2054	4,500	4,540
6.500% due 04/01/2054	2,800	2,861

		505,439

U.S. TREASURY OBLIGATIONS 12.2%

U.S. Treasury Bonds
1.375% due 11/15/2040 (l)	500	322
2.000% due 08/15/2051 (l)	200	124
4.250% due 02/15/2054 (l)	9,900	9,738
4.750% due 11/15/2043	11,400	11,829
4.750% due 11/15/2053	13,300	14,201

U.S. Treasury Inflation Protected Securities (f)
0.125% due 10/15/2024 (j)	1,442	1,433
0.125% due 04/15/2025 (j)	7,223	7,044
0.125% due 07/15/2031 (j)(l)	3,682	3,259
0.125% due 01/15/2032 (j)	1,891	1,653
0.250% due 01/15/2025 (j)	9,895	9,726
0.375% due 07/15/2027 (j)	4,664	4,439
0.500% due 01/15/2028 (j)	5,126	4,851
0.625% due 07/15/2032	531	482
1.125% due 01/15/2033 (j)	7,661	7,189
2.375% due 01/15/2025 (l)	164	163
2.500% due 01/15/2029 (j)(l)	3,447	3,543
3.875% due 04/15/2029 (j)	2,814	3,078

U.S. Treasury Notes
3.500% due 02/15/2033	800	758
4.000% due 02/15/2034 (h)	20,100	19,770
4.500% due 11/15/2033	28,700	29,343

		132,945

Total United States (Cost $815,681)		798,837

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.5%

COMMERCIAL PAPER 1.0%

AT&T, Inc.
5.520% due 04/19/2024		$2,700	$2,691

Bacardi Martini BV
5.900% due 04/17/2024		1,100	1,097

Crown Castle, Inc.
5.800% due 04/16/2024		300	299
5.830% due 04/18/2024		800	797

Entergy Corp.
5.600% due 05/06/2024		1,200	1,193

Intercontinental Exchange, Inc.
5.520% due 04/17/2024		2,350	2,343

Southern California Edison Co.
5.530% due 04/11/2024		2,200	2,195

			10,615

SHORT-TERM NOTES 0.0%

Argentina Treasury Bond BONCER
3.750% due 05/20/2024	ARS	19,201	20

JAPAN TREASURY BILLS 0.3%
(0.068)% due 06/17/2024 (d)(e)	JPY	480,000	3,171

U.S. TREASURY BILLS 0.2%
5.365% due 04/11/2024 - 05/09/2024 (d)(e)(j)(l)		$2,661	2,648

Total Short-Term Instruments (Cost $16,553)			16,454

Total Investments in Securities (Cost $1,288,639)			1,242,017

		SHARES
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III		20,175	196

Total Short-Term Instruments (Cost $196)			196

Total Investments in Affiliates (Cost $196)			196

Total Investments 114.0% (Cost $1,288,835)			$1,242,213

Financial Derivative Instruments (i)(k) 1.5% (Cost or Premiums, net $16,306)			15,795

Other Assets and Liabilities, net (15.5)%			(168,633)

Net Assets 100.0%			$1,089,375

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

116	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2024

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	When-issued security.

(c)	Payment in-kind security.

(d)	Coupon represents a weighted average yield to maturity.

(e)	Zero coupon security.

(f)	Principal amount of security is adjusted for inflation.

(g)	Restricted Securities.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
BRC	3.200%	11/27/2023	TBD	(2)	EUR	(886)	$(896)
DEU	5.320	03/28/2024	04/01/2024			$(3,748)	(3,750)
JPS	5.360	03/25/2024	04/01/2024			(1,576)	(1,578)

Total Reverse Repurchase Agreements							$(6,224)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales
United States (28.2)%
U.S. Government Agencies (28.2)%
Uniform Mortgage-Backed Security, TBA	2.000%	04/01/2039	$	16,700	$(14,798)	$(14,802)
Uniform Mortgage-Backed Security, TBA	2.000	05/01/2054		107,100	(84,936)	(84,886)
Uniform Mortgage-Backed Security, TBA	3.000	04/01/2054		2,800	(2,441)	(2,409)
Uniform Mortgage-Backed Security, TBA	3.000	05/01/2054		17,500	(15,144)	(15,074)
Uniform Mortgage-Backed Security, TBA	5.500	05/01/2054		3,900	(3,880)	(3,881)
Uniform Mortgage-Backed Security, TBA	6.000	04/01/2054		3,500	(3,534)	(3,533)
Uniform Mortgage-Backed Security, TBA	6.500	04/01/2054		178,900	(182,707)	(182,796)

Total Short Sales (28.2)%					$(307,440)	$(307,381)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BRC	$0	$(896)	$0	$(896)	$893	$(3)
DEU	0	(3,750)	0	(3,750)	3,741	(9)
JPS	0	(1,578)	0	(1,578)	1,575	(3)

Total Borrowings and Other Financing Transactions	$0	$(6,224)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$0	$0	$(896)	$(896)
U.S. Treasury Obligations	(5,328)	0	0	0	(5,328)

Total Borrowings	$(5,328)	$0	$0	$(896)	$(6,224)

Payable for reverse repurchase agreements					$(6,224)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	117

Schedule of Investments	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	(Cont.)

(h)	Securities with an aggregate market value of $6,209 have been pledged as collateral under the terms of the above master agreements as of March 31, 2024.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(1,810) at a weighted average interest rate of 4.542%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(i) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month EURIBOR March Futures	03/2025	251	$65,812	$(275)	$47	$(17)
3-Month SOFR Active Contract June Futures	09/2025	359	86,102	(224)	0	(54)
3-Month SOFR Active Contract March Futures	06/2024	1,160	274,550	(523)	0	(7)
3-Month SOFR Active Contract September Futures	12/2024	157	37,340	(72)	0	(18)
3-Month SOFR Active Contract September Futures	12/2025	866	208,100	(300)	0	(119)
Australia Government 3-Year Bond June Futures	06/2024	87	6,061	(2)	8	0
Canada Government 10-Year Bond June Futures	06/2024	166	14,748	79	0	(2)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2024	2	258	8	1	0

				$(1,309)	$56	$(217)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month EURIBOR September Futures	09/2024	502	$(130,901)	$619	$20	$(31)
3-Month SOFR Active Contract December Futures	03/2025	1,318	(314,442)	1,013	181	0
3-Month SOFR Active Contract June Futures	09/2024	92	(21,819)	114	5	0
3-Month SOFR Active Contract March Futures	06/2025	1,132	(270,831)	501	170	0
Australia Government 10-Year Bond June Futures	06/2024	384	(29,171)	20	0	(146)
Euro-Bobl June Futures	06/2024	396	(50,519)	(301)	0	(128)
Euro-BTP Italy Government Bond June Futures	06/2024	3	(385)	(5)	1	(1)
Euro-Bund June Futures	06/2024	4	(576)	(8)	0	(3)
Euro-Buxl 30-Year Bond June Futures	06/2024	13	(1,905)	(39)	0	(23)
Euro-OAT France Government 10-Year Bond June Futures	06/2024	516	(71,351)	(669)	83	(256)
Euro-Schatz June Futures	06/2024	208	(23,719)	(9)	7	(17)
Japan Government 10-Year Bond June Futures	06/2024	47	(45,227)	(11)	65	(43)
U.S. Treasury 2-Year Note June Futures	06/2024	58	(11,860)	9	12	0
U.S. Treasury 5-Year Note June Futures	06/2024	747	(79,941)	(170)	88	0
U.S. Treasury 10-Year Note June Futures	06/2024	626	(69,359)	(460)	49	0
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2024	193	(22,120)	(157)	0	(3)
U.S. Treasury Long-Term Bond June Futures	06/2024	581	(69,974)	(1,304)	0	(145)
United Kingdom Long Gilt June Futures	06/2024	591	(74,548)	(1,881)	0	(351)

				$(2,738)	$681	$(1,147)

Total Futures Contracts				$(4,047)	$737	$(1,364)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Ford Motor Credit Co. LLC	5.000%	Quarterly	12/20/2024	0.256%	$	100	$6	$(2)	$4	$0	$0
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2025	0.284		600	24	11	35	1	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2025	0.473		200	8	7	15	0	0
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2026	0.576		300	13	16	29	0	0

							$51	$32	$83	$1	$0

118	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2024

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
CDX.IG-40 10-Year Index	(1.000)%	Quarterly	06/20/2033	$		8,800	$125	$(223)	$(98)	$0	$0
CDX.IG-41 10-Year Index	(1.000)	Quarterly	12/20/2033			21,700	131	(327)	(196)	0	(2)
CDX.IG-42 10-Year Index	(1.000)	Quarterly	06/20/2034			77,500	(480)	(62)	(542)	0	(5)
iTraxx Europe Main 41 10-Year Index	(1.000)	Quarterly	06/20/2034		EUR	11,600	(58)	(12)	(70)	0	(10)

							$(282)	$(624)	$(906)	$0	$(17)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)			Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
CDX.IG-40 5-Year Index	1.000%	Quarterly	06/20/2028	$		2,470	$38	$19	$57	$0	$0
CDX.IG-41 5-Year Index	1.000	Quarterly	12/20/2028			198,000	4,210	376	4,586	16	0
CDX.IG-42 5-Year Index	1.000	Quarterly	06/20/2029			405,600	9,063	234	9,297	34	0
iTraxx Europe Main 40 5-Year Index	1.000	Quarterly	12/20/2028		EUR	45,200	909	163	1,072	31	0
iTraxx Europe Main 41 5-Year Index	1.000	Quarterly	06/20/2029			197,800	4,680	98	4,778	85	(6)

							$18,900	$890	$19,790	$166	$(6)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(6)	1-Day GBP-SONIO Compounded-OIS	4.250%	Annual	09/18/2026	GBP	23,800	$54	$77	$131	$15	$0
Pay(6)	1-Day GBP-SONIO Compounded-OIS	3.000	Annual	06/17/2027		54,700	(127)	(637)	(764)	67	0
Pay(6)	1-Day GBP-SONIO Compounded-OIS	4.000	Annual	09/18/2029		54,400	923	244	1,167	155	0
Receive	1-Day GBP-SONIO Compounded-OIS	3.700	Annual	03/28/2034		2,700	0	(14)	(14)	0	(14)
Pay(6)	1-Day GBP-SONIO Compounded-OIS	3.750	Annual	09/18/2034		105,000	1,237	717	1,954	605	0
Receive(6)	1-Day GBP-SONIO Compounded-OIS	3.000	Annual	06/17/2035		11,800	197	391	588	0	(70)
Pay(6)	1-Day GBP-SONIO Compounded-OIS	3.750	Annual	09/18/2054		500	11	2	13	6	0
Pay(6)	1-Day INR-MIBOR Compounded-OIS	6.250	Semi-Annual	09/18/2029	INR	2,689,200	(130)	67	(63)	21	0
Receive(6)	1-Day INR-MIBOR Compounded-OIS	6.500	Semi-Annual	09/18/2034		109,080	(13)	1	(12)	0	(2)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.550	Annual	09/14/2028	JPY	2,070,000	67	(158)	(91)	0	(9)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.200	Semi-Annual	06/19/2029		2,714,530	(305)	647	342	0	(14)
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.050	Annual	12/15/2031		498,050	(117)	(42)	(159)	5	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.789	Annual	01/23/2033		3,852,000	0	(93)	(93)	0	(48)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.850	Annual	09/20/2033		890,000	(43)	(8)	(51)	0	(12)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.400	Semi-Annual	06/19/2039		1,830,000	33	1,284	1,317	0	(33)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.450	Annual	12/15/2051		90,000	74	64	138	0	(3)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.800	Annual	06/15/2052		450,000	142	296	438	0	(15)
Receive(6)	1-Day SGD-SIBCSORA Compounded-OIS	2.750	Semi-Annual	09/18/2029	SGD	77,470	146	381	527	21	0
Receive(6)	1-Day THB-THOR Compounded-OIS	2.250	Quarterly	09/18/2029	THB	1,401,010	(122)	26	(96)	0	(23)
Pay	1-Day USD-SOFR Compounded-OIS	0.500	Annual	06/15/2024	$	13,300	(217)	(452)	(669)	0	(8)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2024		37,300	1,783	(383)	1,400	17	0
Pay	1-Day USD-SOFR Compounded-OIS	2.968	Annual	06/30/2024		15,900	0	(395)	(395)	0	(5)
Receive	1-Day USD-SOFR Compounded-OIS	1.298	Semi-Annual	08/25/2024		16,900	(4)	372	368	9	0
Receive	1-Day USD-SOFR Compounded-OIS	1.249	Semi-Annual	08/31/2024		19,350	(2)	428	426	11	0
Pay	1-Day USD-SOFR Compounded-OIS	2.993	Annual	10/13/2024		700	(5)	(12)	(17)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	2.920	Annual	10/17/2024		2,200	(13)	(41)	(54)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.018	Annual	10/24/2024		1,000	(6)	(17)	(23)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.140	Annual	10/25/2024		1,000	(7)	(15)	(22)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.190	Annual	10/25/2024		1,000	(7)	(15)	(22)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.225	Annual	10/25/2024		1,000	(7)	(14)	(21)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	2.973	Annual	10/27/2024		1,000	(7)	(17)	(24)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	2.841	Annual	10/31/2024		1,000	(7)	(18)	(25)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.088	Annual	11/07/2024		900	(7)	(13)	(20)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.020	Annual	11/08/2024		1,500	(10)	(25)	(35)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	2.910	Annual	11/14/2024		600	(4)	(10)	(14)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	2.845	Annual	11/15/2024		1,400	(9)	(26)	(35)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	11/21/2024		1,500	(5)	(18)	(23)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.650	Annual	11/22/2024		1,800	(6)	(24)	(30)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.650	Annual	12/05/2024		2,400	(7)	(32)	(39)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/11/2024		1,700	(5)	(21)	(26)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	2.500	Semi-Annual	12/18/2024		4,300	159	(228)	(69)	0	(3)
Pay	1-Day USD-SOFR Compounded-OIS	2.310	Annual	01/16/2025		29,600	(95)	(755)	(850)	0	(18)
Receive	1-Day USD-SOFR Compounded-OIS	4.159	Annual	03/31/2025		39,900	(102)	861	759	22	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	3.150	Annual	05/13/2025		75,300	161	1,118	1,279	37	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	119

Schedule of Investments	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	1-Day USD-SOFR Compounded-OIS	3.200%	Annual	05/13/2025	$	5,900	$(2)	$99	$97	$3	$0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/21/2025		51,000	208	1,175	1,383	40	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	4.228	Annual	08/30/2025		44,400	(10)	163	153	29	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/18/2025		121,300	590	291	881	84	0
Receive	1-Day USD-SOFR Compounded-OIS	4.250	Annual	12/20/2025		66,102	223	460	683	70	0
Receive	1-Day USD-SOFR Compounded-OIS	2.965	Annual	11/30/2026		28,500	0	1,218	1,218	46	0
Pay	1-Day USD-SOFR Compounded-OIS	3.981	Annual	11/30/2027		22,000	0	(227)	(227)	0	(38)
Pay	1-Day USD-SOFR Compounded-OIS	3.988	Annual	11/30/2027		9,560	(130)	34	(96)	0	(16)
Receive	1-Day USD-SOFR Compounded-OIS	3.638	Annual	05/31/2028		1,100	0	20	20	2	0
Receive	1-Day USD-SOFR Compounded-OIS	3.655	Annual	05/31/2028		2,300	0	39	39	4	0
Receive	1-Day USD-SOFR Compounded-OIS	3.662	Annual	05/31/2028		8,800	0	148	148	15	0
Receive	1-Day USD-SOFR Compounded-OIS	3.691	Annual	05/31/2028		2,800	0	44	44	5	0
Receive	1-Day USD-SOFR Compounded-OIS	3.694	Annual	05/31/2028		8,420	0	132	132	14	0
Receive	1-Day USD-SOFR Compounded-OIS	3.807	Annual	05/31/2028		2,000	0	22	22	3	0
Pay	1-Day USD-SOFR Compounded-OIS	4.050	Annual	10/10/2028		10,780	0	(65)	(65)	0	(18)
Pay(6)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		46,600	519	(832)	(313)	0	(65)
Receive	1-Day USD-SOFR Compounded-OIS	3.601	Annual	10/31/2030		1,500	0	28	28	2	0
Receive	1-Day USD-SOFR Compounded-OIS	3.623	Annual	10/31/2030		400	0	7	7	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.687	Annual	10/31/2030		1,400	0	20	20	2	0
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2030		200	(2)	8	6	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.488	Annual	08/15/2031		5,900	0	(1,045)	(1,045)	0	(8)
Pay	1-Day USD-SOFR Compounded-OIS	1.695	Annual	11/15/2031		30,900	(52)	(4,794)	(4,846)	0	(42)
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		11,140	(1,445)	(524)	(1,969)	0	(14)
Pay	1-Day USD-SOFR Compounded-OIS	3.100	Annual	11/15/2032		58,000	(307)	(3,401)	(3,708)	0	(63)
Pay	1-Day USD-SOFR Compounded-OIS	3.420	Annual	05/24/2033		110	0	(5)	(5)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2033		59,300	(1,815)	(3,190)	(5,005)	0	(57)
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	06/21/2033		2,800	(13)	(105)	(118)	0	(3)
Pay	1-Day USD-SOFR Compounded-OIS	3.650	Annual	07/10/2033		1,000	(3)	(25)	(28)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.950	Annual	09/13/2033		830	(3)	3	0	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	4.165	Annual	09/27/2033		2,400	(10)	54	44	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	4.170	Annual	10/03/2033		2,700	(10)	62	52	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	4.450	Annual	10/31/2033		900	(3)	42	39	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033		84,174	(4,534)	1,744	(2,790)	0	(70)
Receive	1-Day USD-SOFR Compounded-OIS	2.180	Annual	01/16/2034		3,300	94	372	466	3	0
Receive	1-Day USD-SOFR Compounded-OIS	3.600	Annual	01/17/2034		600	(3)	17	14	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.735	Annual	01/23/2034		1,100	(5)	(8)	(13)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.655	Annual	01/24/2034		1,100	(5)	(15)	(20)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.665	Annual	01/24/2034		1,200	(5)	(16)	(21)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.725	Annual	02/07/2034		900	(5)	(6)	(11)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.783	Annual	02/07/2034		800	(4)	(2)	(6)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.860	Annual	02/21/2034		1,000	(4)	4	0	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	4.250	Annual	03/20/2034		36,600	2,237	(1,025)	1,212	0	(28)
Receive(6)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2034		88,300	(1,400)	1,733	333	47	0
Receive	1-Day USD-SOFR Compounded-OIS	3.700	Annual	02/20/2049		9,800	14	33	47	0	(16)
Receive	1-Day USD-SOFR Compounded-OIS	3.250	Annual	12/20/2053		13,970	1,811	(786)	1,025	0	(30)
Receive	1-Day USD-SOFR Compounded-OIS	4.000	Annual	03/20/2054		16,100	(1,836)	751	(1,085)	0	(39)
Receive(6)	3-Month CNY-CNREPOFIX	2.250	Quarterly	09/18/2029	CNY	388,380	(257)	(26)	(283)	3	0
Pay	3-Month EUR-EURIBOR	2.100	Annual	04/05/2024	EUR	7,600	(15)	104	89	0	(2)
Pay	3-Month EUR-EURIBOR	2.100	Annual	04/06/2024		3,800	(7)	52	45	0	(1)
Pay	3-Month EUR-EURIBOR	2.100	Annual	04/13/2024		11,200	(26)	157	131	0	(3)
Pay	3-Month EUR-EURIBOR	2.250	Annual	04/26/2024		2,600	(8)	42	34	0	(1)
Pay	3-Month EUR-EURIBOR	2.250	Annual	04/28/2024		2,500	(5)	38	33	0	(1)
Pay	3-Month EUR-EURIBOR	2.250	Annual	05/03/2024		2,400	(4)	37	33	0	(1)
Pay	3-Month EUR-EURIBOR	2.100	Annual	05/16/2024		3,900	(9)	55	46	0	(1)
Pay	3-Month EUR-EURIBOR	2.100	Annual	05/17/2024		900	(2)	13	11	0	0
Receive(6)	3-Month KRW-KORIBOR	3.250	Quarterly	09/18/2029	KRW	27,883,170	(95)	44	(51)	6	0
Pay	3-Month NZD-BBR	4.000	Semi-Annual	06/14/2024	NZD	64,100	(112)	326	214	0	(7)
Pay	3-Month NZD-BBR	4.750	Semi-Annual	03/20/2025		145,700	(72)	(429)	(501)	13	0
Pay	3-Month NZD-BBR	3.750	Semi-Annual	06/15/2027		10,200	(18)	(61)	(79)	3	0
Pay(6)	3-Month NZD-BBR	4.250	Semi-Annual	03/18/2030		40,300	(61)	277	216	16	0
Pay	6-Month AUD-BBR-BBSW	1.750	Semi-Annual	03/16/2027	AUD	7,400	(322)	17	(305)	1	0
Pay	6-Month AUD-BBR-BBSW	1.750	Semi-Annual	06/16/2031		13,400	161	(1,496)	(1,335)	31	0
Pay(6)	6-Month AUD-BBR-BBSW	4.250	Semi-Annual	09/15/2032		2,300	(3)	2	(1)	6	0
Pay(6)	6-Month AUD-BBR-BBSW	4.500	Semi-Annual	09/15/2032		150,500	(1,570)	2,471	901	370	0
Pay	6-Month AUD-BBR-BBSW	4.250	Semi-Annual	03/15/2033		11,700	188	(133)	55	39	0
Pay	6-Month AUD-BBR-BBSW	4.000	Semi-Annual	06/21/2033		53,300	(994)	512	(482)	183	0
Pay(6)	6-Month AUD-BBR-BBSW	4.750	Semi-Annual	12/20/2033		114,500	(1,054)	1,909	855	285	0
Pay	6-Month EUR-EURIBOR	0.550	Annual	08/10/2024	EUR	800	(3)	(9)	(12)	0	0
Receive	6-Month EUR-EURIBOR	3.536	Annual	09/18/2025		133,400	0	(1,634)	(1,634)	25	0
Pay(6)	6-Month EUR-EURIBOR	3.000	Annual	09/18/2026		219,300	1,371	(384)	987	42	0
Pay(6)	6-Month EUR-EURIBOR	3.000	Annual	03/19/2027		38,050	248	111	359	38	0

120	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2024

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	6-Month EUR-EURIBOR	0.700%	Annual	04/11/2027	EUR	1,300	$(6)	$(101)	$(107)	$1	$0
Pay	6-Month EUR-EURIBOR	0.650	Annual	04/12/2027		2,300	(13)	(180)	(193)	1	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	05/11/2027		1,600	(12)	(119)	(131)	1	0
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/13/2027		2,800	(10)	(179)	(189)	3	0
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/18/2027		1,300	(5)	(82)	(87)	1	0
Pay(6)	6-Month EUR-EURIBOR	2.750	Annual	09/18/2029		123,800	1,594	(64)	1,530	399	0
Pay(6)	6-Month EUR-EURIBOR	2.550	Annual	06/28/2032		30,250	(823)	1,069	246	100	0
Receive	6-Month EUR-EURIBOR	2.650	Annual	01/08/2034		1,200	(4)	0	(4)	0	(6)
Pay	6-Month EUR-EURIBOR	2.760	Annual	03/04/2034		3,300	(10)	63	53	17	0
Pay(6)	6-Month EUR-EURIBOR	2.750	Annual	09/18/2034		115,500	2,511	112	2,623	662	0
Receive	6-Month EUR-EURIBOR	0.450	Annual	12/15/2035		100	(9)	33	24	0	(1)
Pay	6-Month EUR-EURIBOR	2.250	Annual	09/21/2037		7,000	333	(553)	(220)	47	0
Receive(6)	6-Month EUR-EURIBOR	0.054	Annual	05/27/2050		400	0	175	175	0	(3)
Receive	6-Month EUR-EURIBOR	0.064	Annual	11/17/2052		300	0	155	155	0	(2)
Receive(6)	6-Month EUR-EURIBOR	2.500	Annual	09/18/2054		58,500	(2,765)	(225)	(2,990)	0	(701)
Receive	6-Month NOK-NIBOR	1.993	Annual	11/12/2024	NOK	8,900	(5)	30	25	1	0
Receive	6-Month NOK-NIBOR	1.635	Annual	03/18/2025		13,300	0	38	38	1	0
Pay	6-Month PLN-WIBOR	2.585	Annual	10/14/2029	PLN	8,600	0	(267)	(267)	2	0
Receive	28-Day MXN-TIIE	9.073	Lunar	06/03/2027	MXN	11,400	0	3	3	0	0
Receive	28-Day MXN-TIIE	9.260	Lunar	06/03/2027		7,000	0	0	0	0	0
Receive	28-Day MXN-TIIE	8.770	Lunar	03/01/2029		20,200	0	4	4	0	0
Receive	28-Day MXN-TIIE	8.725	Lunar	03/07/2029		12,400	0	5	5	0	0
Receive	28-Day MXN-TIIE	8.673	Lunar	05/31/2029		5,050	0	2	2	0	0
Receive	28-Day MXN-TIIE	8.680	Lunar	05/31/2029		5,800	0	3	3	0	0
Receive	28-Day MXN-TIIE	8.681	Lunar	05/31/2029		5,700	0	3	3	0	0
Receive	28-Day MXN-TIIE	8.810	Lunar	05/29/2031		3,800	0	(1)	(1)	0	0
Pay	CAONREPO Index	1.220	Semi-Annual	03/03/2025	CAD	5,700	(152)	9	(143)	0	(3)
Pay(6)	CAONREPO Index	3.500	Annual	05/10/2025		104,600	(186)	(599)	(785)	0	(34)
Pay	CAONREPO Index	1.500	Semi-Annual	06/17/2025		5,400	(158)	(25)	(183)	0	(4)
Pay(6)	CAONREPO Index	4.600	Annual	08/30/2025		55,200	4	131	135	0	(22)
Pay(6)	CAONREPO Index	3.500	Annual	12/18/2025		159,000	(328)	(173)	(501)	0	(43)
Receive	CAONREPO Index	3.750	Semi-Annual	12/20/2025		7,200	43	25	68	4	0
Receive	CAONREPO Index	3.250	Semi-Annual	03/15/2028		9,050	106	1	107	7	0
Pay	CAONREPO Index	3.250	Semi-Annual	06/21/2028		55,600	(108)	(699)	(807)	0	(47)
Pay	CAONREPO Index	3.250	Semi-Annual	12/20/2028		2,800	(24)	(15)	(39)	0	(3)
Pay	CAONREPO Index	1.713	Semi-Annual	10/02/2029		1,200	(79)	(14)	(93)	0	(1)
Pay	CAONREPO Index	1.500	Semi-Annual	06/17/2030		1,400	(118)	(6)	(124)	0	(2)
Pay	CAONREPO Index	1.250	Semi-Annual	06/16/2031		6,800	(708)	(49)	(757)	0	(9)
Receive	CAONREPO Index	3.500	Semi-Annual	06/01/2032		7,800	42	(56)	(14)	8	0
Receive	CAONREPO Index	3.750	Semi-Annual	12/20/2033		1,320	(6)	(12)	(18)	2	0
Receive	CAONREPO Index	3.250	Semi-Annual	06/21/2053		6,800	72	73	145	0	(3)

							$(5,805)	$(3,345)	$(9,150)	$3,679	$(1,705)

Total Swap Agreements							$12,864	$(3,047)	$9,817	$3,846	$(1,728)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(7)		Total	Market Value	Variation Margin Liability(7)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$746	$3,879	$4,625	$0	$(1,375)	$(1,728)	$(3,103)

(j)

Securities with an aggregate market value of $43,802 and cash of $22,859 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	121

Schedule of Investments	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	(Cont.)

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin asset of $9 and liability of $(11) for closed futures and unsettled variation margin asset of $33 for closed swap agreements is outstanding at period end.

(k) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2024	AUD	2,255		$1,479	$9	$0
	04/2024	NZD	2,513		1,548	47	0
	04/2024		$115	AUD	175	0	(1)
	05/2024	AUD	175		$115	1	0

BOA	04/2024	DKK	44,161		6,419	32	0
	04/2024	IDR	5,111,127		323	1	0
	04/2024	KRW	317,612		237	1	0
	04/2024	SGD	516		386	4	0
	04/2024		$160	AUD	245	0	(1)
	04/2024		630	EUR	578	0	(6)
	05/2024	AUD	245		$161	1	0
	05/2024	DKK	71,432		10,417	70	0
	06/2024	KRW	897,691		681	13	0
	06/2024	TWD	18,796		593	4	0
	06/2024		$3,992	IDR	62,581,523	0	(58)

BPS	04/2024	BRL	15,176		$3,043	17	0
	04/2024	CHF	3,957		4,410	22	0
	04/2024	CNH	241,739		33,387	97	0
	04/2024	DKK	49,200		7,227	111	0
	04/2024	GBP	22,575		28,648	156	(2)
	04/2024	IDR	10,515,259		663	1	0
	04/2024	JPY	4,968,628		32,870	48	0
	04/2024	KRW	871,679		650	3	0
	04/2024	MYR	465		100	2	0
	04/2024		$3,044	BRL	15,176	0	(18)
	04/2024		5,766	DKK	39,475	0	(56)
	04/2024		5,399	EUR	4,986	0	(20)
	04/2024		$115,202	JPY	16,874,546	0	(3,730)
	05/2024	BRL	8,101		$1,620	10	0
	05/2024	DKK	90,943		13,226	53	0
	05/2024	TWD	24,765		802	27	0
	05/2024		$26,621	CNH	192,884	0	(33)
	05/2024		32,871	JPY	4,945,993	0	(48)
	05/2024		21	TWD	670	0	0
	06/2024	IDR	8,515,417		$541	6	0
	06/2024	INR	33,011		397	2	0
	06/2024	KRW	5,566,941		4,265	122	0
	06/2024	THB	19,785		546	0	0
	06/2024	TWD	440,728		14,224	401	0
	06/2024		$1,593	IDR	25,257,633	0	(5)
	06/2024		15	ILS	54	0	0
	06/2024		8,324	INR	693,459	0	(28)
	06/2024		623	TWD	19,266	0	(19)
	07/2024	BRL	7,135		$1,419	8	0
	07/2024		$7,792	PLN	31,574	102	0
	10/2024	DKK	78,387		$11,465	24	(6)

BRC	04/2024	CNH	59,355		8,256	78	0
	04/2024	DKK	31,390		4,689	149	0
	04/2024	HKD	898		115	0	0
	04/2024	IDR	3,667,637		231	0	0
	04/2024	JPY	2,584,022		19,355	2,282	0

122	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2024

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2024	THB	4,285		$119	$2	$0
	04/2024	TRY	129,264		3,981	0	(17)
	04/2024		$344	NOK	3,644	0	(9)
	04/2024		3,898	TRY	128,705	83	0
	04/2024		27	ZAR	501	0	0
	05/2024	JPY	7,890,000		$54,798	2,394	0
	05/2024		$19	NOK	203	0	0
	05/2024		3,981	TRY	136,908	13	0
	06/2024	ILS	279		$77	1	0
	06/2024	INR	9,528		115	1	0
	06/2024	JPY	300,586		2,063	54	0
	06/2024	KRW	5,760,753		4,412	125	0
	06/2024	MXN	889		52	0	(1)
	10/2024	DKK	24,900		3,638	2	0

BSH	07/2024	BRL	8,200		1,626	5	0

CBK	04/2024		20,836		4,204	50	0
	04/2024	CAD	1,990		1,472	3	0
	04/2024	CHF	7,115		8,120	230	0
	04/2024	CNH	47,272		6,569	56	0
	04/2024	JPY	1,246,000		8,896	662	0
	04/2024		$2,301	AUD	3,483	0	(31)
	04/2024		4,170	BRL	20,836	0	(16)
	04/2024		546	DKK	3,715	0	(8)
	04/2024		4,296	EUR	3,929	0	(58)
	04/2024		3,741	SEK	38,285	0	(165)
	05/2024		12,339	BRL	61,787	0	(58)
	06/2024	IDR	18,744,568		$1,207	29	0
	06/2024	INR	5,039		61	0	0
	06/2024	KRW	6,428,638		4,973	190	0
	06/2024	MXN	17,763		1,047	0	(9)
	06/2024		$197	IDR	3,114,397	0	(1)
	06/2024		260	KRW	339,641	0	(7)
	10/2024		769	JPY	110,000	0	(23)
	01/2026	JPY	110,000		$810	21	0

DUB	04/2024	BRL	12,533		2,510	11	0
	04/2024	EUR	100,441		109,171	810	0
	04/2024	IDR	14,646,167		923	1	0
	04/2024	SEK	20		2	0	0
	04/2024		$2,493	BRL	12,533	6	0
	05/2024	BRL	12,574		$2,493	0	(6)
	05/2024		$2,394	BRL	11,878	0	(33)
	06/2024	KRW	5,819,478		$4,471	141	0
	06/2024	MXN	8,619		508	0	(4)
	07/2024		$533	BRL	2,686	0	(2)
	03/2025		341	TRY	16,222	6	0

FAR	04/2024	BRL	2,929		$586	2	0
	04/2024	JPY	14,733,286		97,442	116	0
	04/2024		$588	BRL	2,929	0	(4)
	05/2024	CHF	11,029		$12,220	0	(49)
	05/2024		$97,442	JPY	14,666,440	0	(113)
	06/2024	MXN	9,599		$567	0	(3)

GLM	04/2024	BRL	2,700		541	3	0
	04/2024	MXN	11,606		685	0	(12)
	04/2024		$539	BRL	2,700	0	(1)
	05/2024	MXN	20,773		$1,234	0	(7)
	05/2024	SEK	86,128		8,125	69	0
	06/2024	IDR	10,213,829		648	6	0
	06/2024		$3,171	MXN	53,418	5	(3)
	06/2024		2	MYR	8	0	0
	07/2024	BRL	4,100		$828	17	0
	09/2024		$3,607	TRY	144,102	92	0
	10/2024		2,333	JPY	330,000	0	(93)
	01/2026	JPY	330,000		$2,452	84	0

JPM	04/2024	BRL	8,109		1,623	6	0
	04/2024	CAD	72,931		54,050	208	0
	04/2024	CNH	5,526		764	2	0
	04/2024	DKK	24,100		3,506	20	0
	04/2024	KRW	621,981		463	2	0
	04/2024		$1,654	BRL	8,109	0	(37)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	123

Schedule of Investments	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2024		$21	TWD	659	$0	$0
	06/2024	IDR	3,165,423		$201	2	0
	06/2024	ILS	2,085		572	3	0
	06/2024	INR	15,456		186	1	0
	06/2024	KRW	6,288,391		4,847	167	0
	06/2024	MXN	379		22	0	0
	06/2024	THB	590		16	0	0
	06/2024	TWD	439,944		14,305	507	0
	06/2024		$2,182	IDR	34,469,051	0	(15)
	07/2024	BRL	3,948		$790	9	0
	10/2024	JPY	400,000		3,208	493	0
	10/2024		$1,176	JPY	170,000	0	(22)
	01/2025	DKK	45,200		$6,679	42	0
	03/2025		$296	TRY	14,332	11	0
	01/2026	JPY	170,000		$1,240	21	0

MBC	04/2024	AUD	935		608	0	(2)
	04/2024	BRL	926		186	1	0
	04/2024	CNH	87,989		12,247	126	0
	04/2024	IDR	1,762,878		111	0	0
	04/2024	JPY	1,416,165		9,549	182	0
	04/2024	NOK	39,250		3,751	135	0
	04/2024	SEK	5,500		536	22	0
	04/2024	THB	255,578		7,177	163	0
	04/2024		$185	BRL	926	0	(1)
	04/2024		55,255	CAD	74,935	66	0
	04/2024		36,509	CNH	264,873	0	(37)
	04/2024		687	DKK	4,735	0	(2)
	04/2024		28,514	GBP	22,575	0	(21)
	05/2024	CAD	74,902		$55,255	0	(67)
	05/2024	GBP	22,575		28,519	21	0
	05/2024		$15,957	DKK	110,040	0	(18)
	05/2024		32	TWD	1,007	0	(1)
	06/2024	ILS	556		$153	1	0
	06/2024	INR	10,482		125	0	0
	06/2024	JPY	2,920,000		19,721	226	0
	06/2024		$1,007	IDR	15,928,139	0	(6)
	10/2024	JPY	950,000		$7,617	1,170	0

MYI	04/2024	AUD	1,989		1,319	23	0
	04/2024	BRL	926		186	1	0
	04/2024	CNH	96,843		13,480	143	0
	04/2024	JPY	9,910,484		67,902	2,395	0
	04/2024	SEK	118,961		11,567	454	0
	04/2024	SGD	511		384	6	0
	04/2024		$185	BRL	926	0	(1)
	04/2024		98,424	EUR	90,948	0	(305)
	04/2024		59,102	JPY	8,655,454	0	(1,925)
	05/2024	EUR	90,948		$98,544	310	0
	05/2024		$26,023	JPY	3,916,771	0	(30)
	05/2024		4,291	TWD	134,075	0	(95)
	06/2024	INR	37,827		$455	3	0
	06/2024	JPY	5,550,000		37,475	458	0
	06/2024	KRW	3,363,686		2,586	83	0
	06/2024		$490	IDR	7,735,662	0	(3)
	06/2024		4	MYR	17	0	0
	10/2024	DKK	9,600		$1,391	0	(11)
	10/2024	JPY	330,000		2,698	459	0

RBC	04/2024	DKK	5,270		768	6	0
	04/2024		$11	MXN	187	1	0
	06/2024		1,167		19,710	4	0

SCX	04/2024	CNH	177,975		$24,763	244	0
	04/2024	DKK	56,475		8,238	70	0
	04/2024		$1,509	NZD	2,513	0	(8)
	05/2024	NZD	2,513		$1,509	8	0
	05/2024		$101	NOK	1,079	0	(1)
	06/2024	INR	244,194		$2,930	9	0
	06/2024	KRW	13,914,383		10,683	329	0
	06/2024		$2,749	IDR	43,373,877	0	(22)
	06/2024		12,827	INR	1,067,888	0	(51)

SSB	05/2024		16,833	MXN	286,011	259	0

124	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2024

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	06/2024	JPY	179,414		$1,231	$32	$0
	06/2024	KRW	1,307,790		980	7	0
	06/2024	TWD	12,468		400	9	0

TOR	04/2024	AUD	18,342		12,021	69	0
	04/2024	HKD	2,640		338	0	0
	04/2024	JPY	1,095,714		7,331	93	0
	04/2024		$3,508	NOK	36,890	0	(110)
	05/2024	AUD	209		$137	0	0

UAG	04/2024		$12,686	AUD	19,410	0	(38)
	04/2024		17,311	ZAR	324,170	0	(217)
	05/2024	AUD	19,410		$12,697	38	0
	06/2024		$594	INR	49,558	0	(1)
	06/2024		2,507	TWD	78,264	0	(53)

Total Forward Foreign Currency Contracts						$18,314	$(7,864)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.750%	07/15/2024	19,400	$39	$33

DUB	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.750	07/10/2024	16,000	43	27

NGF	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.750	06/20/2024	75,800	186	134

							$ 268	$194

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC Euro-OAT France Government Bond 0.750% due 05/01/2052	EUR	97.000	05/23/2025	1,400	$106	$595

Total Purchased Options						$374	$789

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	5.250%	07/15/2024	19,400	$(19)	$(5)

BPS	Put - OTC 25-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.451	05/23/2025	1,400	(106)	(509)

CBK	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.560	04/18/2024	900	(3)	(5)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.850	04/18/2024	900	(3)	0

CKL	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.480	04/29/2024	5,700	(8)	(9)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.780	04/29/2024	5,700	(8)	(8)

DUB	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	5.250	07/10/2024	16,000	(24)	(4)

FAR	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.688	04/02/2024	900	(7)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.688	04/02/2024	900	(7)	(20)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.697	04/02/2024	2,700	(21)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.697	04/02/2024	2,700	(21)	(61)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.721	04/08/2024	1,000	(8)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.721	04/08/2024	1,000	(8)	(22)

JPM	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.820	12/16/2024	8,100	(57)	(3)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.490	04/05/2024	1,700	(5)	(1)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.810	04/05/2024	1,700	(5)	0

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	04/02/2024	12,300	(29)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.250	04/02/2024	12,300	(29)	0

NGF	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.785	04/08/2024	1,500	(12)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.785	04/08/2024	1,500	(12)	(32)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.835	04/08/2024	1,500	(12)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.835	04/08/2024	1,500	(11)	(32)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	5.250	06/20/2024	75,800	(95)	(13)

Total Written Options							$(510)	$(724)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	125

Schedule of Investments	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	(Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
GST	South Korea Government International Bond	(1.000)%	Quarterly	06/20/2029	0.383%	$	2,200	$(65)	$0	$0	$(65)

MYC	South Korea Government International Bond	(1.000)	Quarterly	06/20/2029	0.383		2,200	(64)	0	0	(64)

								$(129)	$0	$0	$(129)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BRC	Italy Government International Bond	1.000%	Quarterly	06/20/2025	0.148%	$	1,300	$(31)	$45	$14	$0

CBK	Israel Government International Bond	1.000	Quarterly	06/20/2027	0.915		8,300	(42)	69	27	0
	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.148		900	(22)	31	9	0

								$(95)	$145	$50	$0

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(7)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Upfront Payable/ (Receivable)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
AZD	Floating rate equal to 3-Month AUD-LIBOR plus 0.290% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	01/04/2031	AUD	4,700	$	3,541	$23	$(12)	$11	$0

BPS	Floating rate equal to 1-Day USD-SOFR Compounded-OIS plus 0.591% based on the notional amount of currency received	Floating rate equal to 1-Day JPY-SOFR based on the notional amount of currency delivered	Maturity	02/03/2026	$	10,468	JPY	1,547,200	(44)	8	0	(36)
	Floating rate equal to 1-Day USD-SOFR Compounded-OIS plus 0.605% based on the notional amount of currency received	Floating rate equal to 1-Day JPY-SOFR based on the notional amount of currency delivered	Maturity	03/19/2026		13,346		1,959,900	(46)	7	0	(39)
	Floating rate equal to 1-Day USD-SOFR Compounded-OIS plus 0.605% based on the notional amount of currency received	Floating rate equal to 1-Day JPY-SOFR based on the notional amount of currency delivered	Maturity	03/19/2026		13,423		1,970,400	(41)	8	0	(33)
	Floating rate equal to 1-Day USD-SOFR Compounded-OIS plus 0.605% based on the notional amount of currency received	Floating rate equal to 1-Day JPY-SOFR based on the notional amount of currency delivered	Maturity	03/19/2026		13,355		1,957,200	(19)	8	0	(11)

BRC	Floating rate equal to 1-Day USD-SOFR Compounded-OIS plus 0.590% based on the notional amount of currency received	Floating rate equal to 1-Day JPY-SOFR based on the notional amount of currency delivered	Maturity	02/03/2026		11,057		1,547,900	569	7	576	0

126	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2024

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(7)	Notional Amount of Currency Received			Notional Amount of Currency Delivered			Upfront Payable/ (Receivable)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
													Asset	Liability

CBK	Floating rate equal to 1-Day USD-SOFR Compounded-OIS plus 0.586% based on the notional amount of currency received	Floating rate equal to 1-Day JPY-SOFR based on the notional amount of currency delivered	Maturity	02/03/2026	$		10,366		JPY	1,529,000	$(22)	$6	$0	$(16)
	Floating rate equal to 1-Day USD-SOFR Compounded-OIS plus 0.600% based on the notional amount of currency received	Floating rate equal to 1-Day JPY-SOFR based on the notional amount of currency delivered	Maturity	01/21/2026			23,663			3,296,300	1,279	18	1,297	0
	Floating rate equal to 3-Month AUD-LIBOR plus 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	07/31/2029		AUD	7,900	$		5,451	1	20	21	0

GLM	Floating rate equal to 3-Month AUD-LIBOR plus 0.423% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	08/01/2029			7,700			5,313	(28)	20	0	(8)

GST	Floating rate equal to 1-Day USD-SOFR Compounded-OIS plus 0.610% based on the notional amount of currency received	Floating rate equal to 1-Day JPY-SOFR based on the notional amount of currency delivered	Maturity	01/21/2026	$		22,068		JPY	3,074,000	1,324	19	1,343	0

JPM	Floating rate equal to 1-Day USD-SOFR Compounded-OIS plus 0.605% based on the notional amount of currency received	Floating rate equal to 1-Day JPY-SOFR based on the notional amount of currency delivered	Maturity	03/19/2026			38,160			5,585,800	495	22	517	0

											$3,491	$131	$3,765	$(143)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GST	Receive	3-Month MYR-KLIBOR	3.500%	Quarterly	03/20/2029	MYR	99,800	$132	$23	$155	$0
	Receive	3-Month MYR-KLIBOR	3.750	Quarterly	09/20/2033		28,300	179	(119)	60	0

								$311	$(96)	$215	$0

Total Swap Agreements								$3,578	$180	$4,030	$(272)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
AZD	$57	$0	$11	$68	$(1)	$0	$0	$(1)	$67	$0	$67
BOA	126	33	0	159	(65)	(5)	0	(70)	89	0	89
BPS	1,212	595	0	1,807	(3,965)	(509)	(119)	(4,593)	(2,786)	2,849	63
BRC	5,184	0	590	5,774	(27)	0	0	(27)	5,747	(5,000)	747
BSH	5	0	0	5	0	0	0	0	5	0	5

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	127

Schedule of Investments	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	(Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
CBK	$1,241	$0	$1,354	$2,595	$(376)	$(5)	$(16)	$(397)	$2,198	$(950)	$1,248
CKL	0	0	0	0	0	(17)	0	(17)	(17)	0	(17)
DUB	975	27	0	1,002	(45)	(4)	0	(49)	953	(670)	283
FAR	118	0	0	118	(169)	(20)	0	(189)	(71)	0	(71)
GLM	276	0	0	276	(116)	(83)	(8)	(207)	69	0	69
GST	0	0	1,558	1,558	0	0	(65)	(65)	1,493	0	1,493
JPM	1,494	0	517	2,011	(74)	(4)	0	(78)	1,933	(1,500)	433
MBC	2,113	0	0	2,113	(155)	0	0	(155)	1,958	(1,780)	178
MYC	0	0	0	0	0	0	(64)	(64)	(64)	49	(15)
MYI	4,335	0	0	4,335	(2,370)	0	0	(2,370)	1,965	(1,830)	135
NGF	0	134	0	134	0	(77)	0	(77)	57	0	57
RBC	11	0	0	11	0	0	0	0	11	0	11
SCX	660	0	0	660	(82)	0	0	(82)	578	(520)	58
SSB	307	0	0	307	0	0	0	0	307	(260)	47
TOR	162	0	0	162	(110)	0	0	(110)	52	0	52
UAG	38	0	0	38	(309)	0	0	(309)	(271)	355	84

Total Over the Counter	$18,314	$789	$4,030	$23,133	$(7,864)	$(724)	$(272)	$(8,860)

(l)

Securities with an aggregate market value of $3,253 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2024.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

128	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2024

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2024:

		Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$9	$0	$0	$0	$737	$746
Swap Agreements	0	198	0	0	3,681	3,879

	$9	$198	$0	$0	$4,418	$4,625

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$18,314	$0	$18,314
Purchased Options	0	0	0	0	789	789
Swap Agreements	0	50	0	3,765	215	4,030

	$0	$50	$0	$22,079	$1,004	$23,133

	$9	$248	$0	$22,079	$5,422	$27,758

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$11	$0	$0	$0	$1,364	$1,375
Swap Agreements	0	23	0	0	1,705	1,728

	$11	$23	$0	$0	$3,069	$3,103

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,864	$0	$7,864
Written Options	0	0	0	0	724	724
Swap Agreements	0	129	0	143	0	272

	$0	$129	$0	$8,007	$724	$8,860

	$11	$152	$0	$8,007	$3,793	$11,963

The effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2024:

		Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$152	$152
Futures	0	0	0	0	8,825	8,825
Swap Agreements	0	2,572	0	0	(10,761)	(8,189)

	$0	$2,572	$0	$0	$(1,784)	$788

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$42,560	$0	$42,560
Purchased Options	0	0	0	(51)	(202)	(253)
Written Options	0	0	0	137	1,035	1,172
Swap Agreements	0	293	0	4	33	330

	$0	$293	$0	$42,650	$866	$43,809

	$0	$2,865	$0	$42,650	$(918)	$44,597

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(22)	$(22)
Futures	0	0	0	0	2,224	2,224
Swap Agreements	0	900	0	0	1,564	2,464

	$0	$900	$0	$0	$3,766	$4,666

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,819	$0	$6,819
Purchased Options	0	0	0	0	(231)	(231)
Written Options	0	0	0	0	804	804
Swap Agreements	0	(214)	0	133	(222)	(303)

	$0	$(214)	$0	$6,952	$351	$7,089

	$0	$686	$0	$6,952	$4,117	$11,755

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	129

Schedule of Investments	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	(Cont.)	March 31, 2024

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$153	$0	$153
Australia
Corporate Bonds & Notes	0	8,846	0	8,846
Sovereign Issues	0	1,494	0	1,494
Brazil
Sovereign Issues	0	2,765	0	2,765
Canada
Corporate Bonds & Notes	0	16,680	0	16,680
Sovereign Issues	0	10,923	0	10,923
Cayman Islands
Asset-Backed Securities	0	53,799	0	53,799
Corporate Bonds & Notes	0	2,716	0	2,716
Sovereign Issues	0	510	0	510
Chile
Sovereign Issues	0	993	0	993
Denmark
Corporate Bonds & Notes	0	46,914	0	46,914
France
Corporate Bonds & Notes	0	6,096	0	6,096
Sovereign Issues	0	15,252	0	15,252
Germany
Corporate Bonds & Notes	0	11,848	0	11,848
Hungary
Sovereign Issues	0	1,146	0	1,146
Ireland
Asset-Backed Securities	0	22,149	0	22,149
Corporate Bonds & Notes	0	986	0	986
Non-Agency Mortgage-Backed Securities	0	1,646	0	1,646
Israel
Sovereign Issues	0	1,252	0	1,252
Italy
Corporate Bonds & Notes	0	2,535	0	2,535
Sovereign Issues	0	12,683	0	12,683
Japan
Corporate Bonds & Notes	0	3,206	0	3,206
Sovereign Issues	0	54,501	0	54,501
Jersey, Channel Islands
Asset-Backed Securities	0	3,040	0	3,040
Malaysia
Corporate Bonds & Notes	0	539	0	539
Mexico
Sovereign Issues	0	4,775	0	4,775
Multinational
Corporate Bonds & Notes	0	624	0	624
Netherlands
Corporate Bonds & Notes	0	5,257	0	5,257
Norway
Sovereign Issues	0	1,344	0	1,344
Poland
Sovereign Issues	0	6,793	0	6,793
Qatar
Corporate Bonds & Notes	0	252	0	252
Romania
Sovereign Issues	0	7,229	0	7,229
Saudi Arabia
Corporate Bonds & Notes	0	169	0	169
Sovereign Issues	0	14,110	0	14,110
Serbia
Sovereign Issues	0	1,097	0	1,097

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
South Korea
Sovereign Issues	$0	$22,939	$0	$22,939
Spain
Corporate Bonds & Notes	0	4,770	0	4,770
Sovereign Issues	0	9,644	0	9,644
Supranational
Corporate Bonds & Notes	0	1,119	0	1,119
Switzerland
Corporate Bonds & Notes	0	9,594	0	9,594
United Kingdom
Corporate Bonds & Notes	0	29,674	0	29,674
Non-Agency Mortgage-Backed Securities	0	22,558	0	22,558
Sovereign Issues	0	2,106	0	2,106
United States
Asset-Backed Securities	0	50,842	0	50,842
Corporate Bonds & Notes	0	40,498	0	40,498
Loan Participations and Assignments	0	1,206	421	1,627
Municipal Bonds & Notes	0	1,806	0	1,806
Non-Agency Mortgage-Backed Securities	0	65,536	144	65,680
U.S. Government Agencies	0	505,439	0	505,439
U.S. Treasury Obligations	0	132,945	0	132,945
Short-Term Instruments
Commercial Paper	0	10,615	0	10,615
Short-Term Notes	0	20	0	20
Japan Treasury Bills	0	3,171	0	3,171
U.S. Treasury Bills	0	2,648	0	2,648

	$0	$1,241,452	$565	$1,242,017

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$196	$0	$0	$196

Total Investments	$196	$1,241,452	$565	$1,242,213

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(307,381)	$0	$(307,381)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	231	4,352	0	4,583
Over the counter	0	23,133	0	23,133

	$231	$27,485	$0	$27,716

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,018)	(2,074)	0	(3,092)
Over the counter	0	(8,860)	0	(8,860)

	$(1,018)	$(10,934)	$0	$(11,952)

Total Financial Derivative Instruments	$(787)	$16,551	$0	$15,764

Totals	$(591)	$950,622	$565	$950,596

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

130	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO International Bond Fund (Unhedged)	March 31, 2024

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 128.4%

ARGENTINA 0.0%

SOVEREIGN ISSUES 0.0%

Argentina Government International Bond
0.750% due 07/09/2030 þ		$590	$308
1.000% due 07/09/2029		15	8
3.500% due 07/09/2041 þ		100	40

Argentina Treasury Bond BONCER
0.000% due 06/30/2025 (d)	ARS	13,077	18

Total Argentina (Cost $458)			374

AUSTRALIA 0.1%

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.0%

Pepper Residential Securities Trust
6.363% due 03/12/2061 •		$46	46

SOVEREIGN ISSUES 0.1%

Australia Government International Bond
1.750% due 06/21/2051	AUD	1,000	383
2.500% due 05/21/2030		1,100	669

			1,052

Total Australia (Cost $1,648)			1,098

BRAZIL 0.3%

SOVEREIGN ISSUES 0.3%

Brazil Letras do Tesouro Nacional
0.000% due 07/01/2024 (d)	BRL	11,500	2,239

Total Brazil (Cost $2,287)			2,239

CANADA 3.5%

CORPORATE BONDS & NOTES 0.4%

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	900	929

Royal Bank of Canada
4.851% due 12/14/2026		$2,100	2,099

			3,028

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.3%

Real Estate Asset Liquidity Trust
2.381% due 02/12/2055 ~	CAD	890	615
2.867% due 02/12/2055 ~		2,400	1,563

			2,178

SOVEREIGN ISSUES 2.8%

Canada Government Bond
1.500% due 12/01/2044 (f)		1,506	1,081
2.750% due 12/01/2033		8,300	6,027

Export Development Canada
7.130% due 03/11/2029	INR	123,600	1,482

Province of British Columbia
4.150% due 06/18/2034	CAD	3,800	2,800

Province of Ontario
3.650% due 06/02/2033		17,000	12,116

			23,506

Total Canada (Cost $29,278)			28,712

CAYMAN ISLANDS 6.4%

ASSET-BACKED SECURITIES 5.9%

American Money Management Corp. CLO Ltd.
6.513% due 11/10/2030 •		$1,716	1,720

Arbor Realty Commercial Real Estate Notes Ltd.
6.769% due 01/15/2037 •		3,800	3,785

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

AREIT Trust
6.521% due 11/17/2038 •		$2,458	$2,447

Carlyle U.S. CLO Ltd.
6.579% due 04/20/2031 •		2,965	2,971

Crestline Denali CLO Ltd.
6.717% due 10/23/2031 •		3,604	3,603

KKR CLO Ltd.
6.526% due 07/15/2030 •		2,091	2,096

LoanCore Issuer Ltd.
6.869% due 01/17/2037 •		3,699	3,667

MF1 Multifamily Housing Mortgage Loan Trust
6.290% due 07/15/2036 •		369	367

Sound Point CLO Ltd.
6.477% due 01/23/2029 •		88	88
6.559% due 10/20/2030 •		2,339	2,335

Starwood Commercial Mortgage Trust
6.641% due 04/18/2038 •		3,287	3,226

Starwood Mortgage Trust
6.669% due 11/15/2038 •		3,600	3,540

TCI-Symphony CLO Ltd.
6.596% due 10/13/2032 •		3,626	3,633

TPG Real Estate Finance Issuer Ltd.
6.969% due 02/15/2039 •		3,900	3,871

Venture CLO Ltd.
6.456% due 04/15/2027 •		105	105
6.599% due 04/20/2029 •		215	215
6.709% due 04/20/2032 •		2,900	2,905
6.739% due 07/30/2032 •		3,700	3,702

Vibrant CLO Ltd.
6.544% due 06/20/2029 •		16	16

Voya CLO Ltd.
6.528% due 04/17/2030 •		741	742

Wind River CLO Ltd.
6.656% due 07/15/2031 •		4,000	3,998

			49,032

CORPORATE BONDS & NOTES 0.4%

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		1,144	1,018

Sands China Ltd.
5.125% due 08/08/2025		600	592
5.400% due 08/08/2028		1,500	1,472

			3,082

SOVEREIGN ISSUES 0.1%

KSA Sukuk Ltd.
5.268% due 10/25/2028		800	816

Total Cayman Islands (Cost $53,259)			52,930

CHILE 0.1%

SOVEREIGN ISSUES 0.1%

Chile Government International Bond
4.850% due 01/22/2029		$800	794

Total Chile (Cost $799)			794

CHINA 4.6%

SOVEREIGN ISSUES 4.6%

China Government International Bond
2.440% due 10/15/2027	CNY	177,980	24,842
3.190% due 04/15/2053		9,980	1,576
3.530% due 10/18/2051		51,800	8,429
3.720% due 04/12/2051		22,800	3,819

Total China (Cost $39,695)			38,666

DENMARK 1.5%

CORPORATE BONDS & NOTES 1.5%

Jyske Realkredit AS
1.000% due 10/01/2050	DKK	43,416	4,871

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050	DKK	22,744	$2,451
1.500% due 10/01/2053		2,351	275

Nykredit Realkredit AS
1.000% due 04/01/2025		21,000	2,969
1.500% due 10/01/2052		5,477	639

Realkredit Danmark AS
1.000% due 01/01/2025		5,400	767
1.500% due 10/01/2053		4,228	493

Total Denmark (Cost $15,260)			12,465

FRANCE 3.8%

CORPORATE BONDS & NOTES 1.2%

Banque Federative du Credit Mutuel SA
5.088% due 01/23/2027		$900	899

BPCE SA
5.716% due 01/18/2030 •		2,400	2,413

Societe Generale SA
1.488% due 12/14/2026 •		4,000	3,718
2.226% due 01/21/2026 •		800	776
2.797% due 01/19/2028 •		900	831
3.337% due 01/21/2033 •		1,300	1,091

			9,728

SOVEREIGN ISSUES 2.6%

France Government International Bond
0.500% due 05/25/2072	EUR	2,200	944
0.750% due 05/25/2052		10,950	6,502
2.000% due 05/25/2048		6,300	5,435
3.000% due 06/25/2049		4,000	4,170
3.250% due 05/25/2045		4,600	5,017

			22,068

Total France (Cost $43,283)			31,796

GERMANY 1.2%

CORPORATE BONDS & NOTES 1.2%

Deutsche Bank AG
1.750% due 11/19/2030 •	EUR	2,400	2,282
2.129% due 11/24/2026 •		$1,900	1,793
2.625% due 12/16/2024	GBP	1,100	1,360
3.961% due 11/26/2025 •		$3,100	3,058

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (c)		1,800	1,799

Total Germany (Cost $10,837)			10,292

HUNGARY 0.2%

SOVEREIGN ISSUES 0.2%

Hungary Government International Bond
6.250% due 09/22/2032		$1,400	1,458

Total Hungary (Cost $1,395)			1,458

IRELAND 2.5%

ASSET-BACKED SECURITIES 2.0%

Accunia European CLO DAC
4.892% due 07/15/2030 •	EUR	871	941

Cairn CLO DAC
4.487% due 04/30/2031 •		1,057	1,136
4.722% due 10/15/2031 •		1,499	1,605

CVC Cordatus Loan Fund DAC
4.592% due 10/15/2031 •		1,583	1,698

CVC Cordatus Opportunity Loan Fund DAC
5.289% due 08/15/2033 •		1,200	1,293

Dryden Euro CLO DAC
4.602% due 04/15/2033 •		1,687	1,798

Harvest CLO DAC
4.582% due 10/15/2031 •		1,252	1,342

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	131

Schedule of Investments	PIMCO International Bond Fund (Unhedged)	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Jubilee CLO DAC
4.552% due 04/15/2030 •	EUR	1,090	$1,174
4.592% due 04/15/2031 •		1,300	1,397

Man GLG Euro CLO DAC
4.622% due 10/15/2030 •		546	589

Rockford Tower Europe CLO DAC
0.000% due 04/24/2037 •(b)		1,800	1,942

Sculptor European CLO DAC
4.992% due 10/15/2034 •		1,900	2,039

			16,954

CORPORATE BONDS & NOTES 0.2%

AerCap Ireland Capital DAC
1.650% due 10/29/2024		$800	781
1.750% due 10/29/2024		700	683

			1,464

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.3%

Shamrock Residential DAC
4.698% due 01/24/2061 •	EUR	2,255	2,430

Total Ireland (Cost $22,345)			20,848

ISRAEL 0.8%

SOVEREIGN ISSUES 0.8%

Israel Government International Bond
2.000% due 03/31/2027	ILS	9,700	2,490
4.500% due 01/17/2033		$600	560
5.375% due 03/12/2029		1,300	1,304
5.500% due 03/12/2034		1,300	1,289
5.750% due 03/12/2054		1,300	1,247

Total Israel (Cost $7,378)			6,890

ITALY 0.7%

CORPORATE BONDS & NOTES 0.5%

Banca Monte dei Paschi di Siena SpA
0.875% due 10/08/2027	EUR	1,800	1,810
2.625% due 04/28/2025		1,000	1,054

Intesa Sanpaolo SpA
8.248% due 11/21/2033 •		$1,000	1,118

Nexi SpA
2.125% due 04/30/2029	EUR	500	485

			4,467

SOVEREIGN ISSUES 0.2%

Cassa Depositi e Prestiti SpA
5.750% due 05/05/2026		$1,400	1,388

Total Italy (Cost $6,237)			5,855

JAPAN 7.6%

CORPORATE BONDS & NOTES 0.1%

Nomura Holdings, Inc.
2.329% due 01/22/2027		$1,000	922

SOVEREIGN ISSUES 7.5%

Japan Government International Bond
0.005% due 04/01/2024	JPY	940,000	6,210
0.005% due 05/01/2024		420,000	2,774
0.005% due 10/01/2024		1,150,000	7,596
0.100% due 01/01/2026		410,000	2,705
0.100% due 03/10/2028		1,430,960	9,925
0.500% due 09/20/2046		74,000	392
0.500% due 03/20/2049		2,180,000	11,108
0.700% due 12/20/2048		1,520,000	8,193
0.700% due 06/20/2051		200,000	1,038
1.000% due 03/20/2052		500,000	2,788
1.500% due 09/20/2043		760,000	5,082

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tokyo Metropolitan Government
0.750% due 07/16/2025		$4,500	$4,245

			62,056

Total Japan (Cost $84,226)			62,978

MALAYSIA 1.4%

CORPORATE BONDS & NOTES 0.2%

Petronas Capital Ltd.
3.404% due 04/28/2061		$800	551
4.550% due 04/21/2050		400	355
4.800% due 04/21/2060		400	363

			1,269

SOVEREIGN ISSUES 1.2%

Malaysia Government International Bond
3.519% due 04/20/2028	MYR	47,830	10,088

Total Malaysia (Cost $11,817)			11,357

MEXICO 0.4%

SOVEREIGN ISSUES 0.4%

Mexico Government International Bond
5.000% due 04/27/2051		$600	506
7.500% due 06/03/2027	MXN	16,000	911
7.750% due 05/29/2031		3,000	167
8.500% due 03/01/2029		21,000	1,224
8.500% due 05/31/2029		12,200	712

Total Mexico (Cost $3,553)			3,520

NETHERLANDS 0.3%

CORPORATE BONDS & NOTES 0.3%

Cooperatieve Rabobank UA
5.447% due 03/05/2030 •		$2,500	2,512

Total Netherlands (Cost $2,500)			2,512

NEW ZEALAND 0.1%

SOVEREIGN ISSUES 0.1%

New Zealand Government International Bond
1.500% due 05/15/2031	NZD	1,700	835

Total New Zealand (Cost $1,180)			835

NORWAY 0.2%

SOVEREIGN ISSUES 0.2%

Kommunalbanken AS
1.900% due 01/19/2027	AUD	2,200	1,344

Total Norway (Cost $1,601)			1,344

PERU 0.3%

SOVEREIGN ISSUES 0.3%

Peru Government International Bond
2.780% due 12/01/2060		$1,000	579
8.200% due 08/12/2026	PEN	5,600	1,602

Total Peru (Cost $2,778)			2,181

POLAND 0.7%

SOVEREIGN ISSUES 0.7%

Poland Government International Bond
3.875% due 02/14/2033 (i)	EUR	1,700	1,898
4.250% due 02/14/2043		500	561
4.625% due 03/18/2029		$2,600	2,595
4.875% due 10/04/2033		600	592
5.500% due 04/04/2053		400	400

Total Poland (Cost $5,928)			6,046

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
QATAR 0.1%

CORPORATE BONDS & NOTES 0.1%

QatarEnergy
2.250% due 07/12/2031		$600	$504

Total Qatar (Cost $595)			504

ROMANIA 1.1%

SOVEREIGN ISSUES 1.1%

Romania Government International Bond
1.375% due 12/02/2029	EUR	1,200	1,080
1.750% due 07/13/2030		1,400	1,241
2.000% due 01/28/2032		600	516
2.000% due 04/14/2033		100	83
2.124% due 07/16/2031		200	176
2.625% due 12/02/2040		800	591
2.750% due 04/14/2041		500	370
2.875% due 04/13/2042		1,800	1,332
3.750% due 02/07/2034		1,200	1,139
5.000% due 09/27/2026		2,300	2,548

Total Romania (Cost $11,523)			9,076

SAUDI ARABIA 1.6%

CORPORATE BONDS & NOTES 0.1%

Saudi Arabian Oil Co.
2.250% due 11/24/2030		$800	675

SOVEREIGN ISSUES 1.5%

Saudi Government International Bond
4.750% due 01/18/2028		2,700	2,698
4.750% due 01/16/2030		6,600	6,557
4.875% due 07/18/2033		3,000	2,986

			12,241

Total Saudi Arabia (Cost $12,922)			12,916

SERBIA 0.2%

SOVEREIGN ISSUES 0.2%

Serbia Government International Bond
1.000% due 09/23/2028	EUR	1,100	1,009
2.050% due 09/23/2036		900	682

Total Serbia (Cost $2,309)			1,691

SINGAPORE 0.2%

SOVEREIGN ISSUES 0.2%

Singapore Government International Bond
2.250% due 08/01/2036	SGD	2,410	1,632
3.375% due 09/01/2033		430	326

Total Singapore (Cost $2,007)			1,958

SOUTH KOREA 5.0%

SOVEREIGN ISSUES 5.0%

Korea Government International Bond
2.000% due 06/10/2031	KRW	2,279,140	1,543
2.125% due 06/10/2027		3,015,000	2,158
2.375% due 12/10/2027		3,370,000	2,419
2.375% due 12/10/2028		14,914,940	10,600
2.625% due 06/10/2028		8,189,580	5,912
3.250% due 03/10/2028		2,148,130	1,591
3.250% due 06/10/2033		4,489,020	3,295
3.250% due 09/10/2042		955,810	699
4.250% due 12/10/2032		13,332,870	10,524
5.500% due 03/10/2028		3,370,000	2,698

Total South Korea (Cost $47,184)			41,439

132	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SPAIN 1.7%

CORPORATE BONDS & NOTES 0.3%

Banco Bilbao Vizcaya Argentaria SA
6.033% due 03/13/2035 •		$800	$812

Banco Santander SA
1.849% due 03/25/2026		400	374

CaixaBank SA
6.684% due 09/13/2027 •		1,200	1,227

			2,413

SOVEREIGN ISSUES 1.4%

Autonomous Community of Catalonia
4.220% due 04/26/2035	EUR	500	549

Spain Government International Bond
0.850% due 07/30/2037		600	474
1.450% due 10/31/2071		2,300	1,253
3.450% due 07/30/2066		6,200	6,236
3.900% due 07/30/2039		2,900	3,280

			11,792

Total Spain (Cost $20,149)			14,205

SUPRANATIONAL 0.1%

CORPORATE BONDS & NOTES 0.1%

Inter-American Development Bank
2.500% due 04/14/2027	AUD	1,800	1,119

Total Supranational (Cost $1,325)			1,119

SWITZERLAND 1.2%

CORPORATE BONDS & NOTES 1.2%

UBS Group AG
2.193% due 06/05/2026 •		$2,500	2,398
3.091% due 05/14/2032 •		1,100	936
3.869% due 01/12/2029 •		400	378
5.699% due 02/08/2035 •		900	905
6.373% due 07/15/2026 •		1,200	1,209
6.442% due 08/11/2028 •		2,000	2,060
6.537% due 08/12/2033 •		2,400	2,532

Total Switzerland (Cost $10,114)			10,418

UNITED ARAB EMIRATES 0.1%

CORPORATE BONDS & NOTES 0.1%

MDGH GMTN RSC Ltd.
5.500% due 04/28/2033		$600	622

Total United Arab Emirates (Cost $592)			622

UNITED KINGDOM 7.0%

CORPORATE BONDS & NOTES 3.0%

Barclays PLC
4.375% due 01/12/2026		$480	471

HSBC Holdings PLC
2.804% due 05/24/2032 •		2,200	1,847
4.041% due 03/13/2028 •		2,300	2,218
4.300% due 03/08/2026		1,340	1,316
5.719% due 03/04/2035 •		2,900	2,936
5.887% due 08/14/2027 •		900	908

Nationwide Building Society
2.972% due 02/16/2028 •		700	653

NatWest Group PLC
5.076% due 01/27/2030 •		1,600	1,573
5.778% due 03/01/2035 •		2,900	2,942

Santander U.K. Group Holdings PLC
6.534% due 01/10/2029 •		2,350	2,430

Santander U.K. PLC
5.772% (SONIO/N + 0.550%) due 02/12/2027 ~	GBP	2,500	3,165

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Standard Chartered PLC
6.187% due 07/06/2027 •		$2,400	$2,425
6.296% due 07/06/2034 •		2,400	2,514

			25,398

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.3%

EuroMASTR PLC
5.543% due 06/15/2040 •	GBP	168	202

Eurosail PLC
6.292% due 06/13/2045 •		531	669

Precise Mortgage Funding PLC
6.423% due 12/12/2055 •		1,472	1,860

Residential Mortgage Securities PLC
6.473% due 06/20/2070 •		1,277	1,614

Ripon Mortgages PLC
5.922% due 08/28/2056 •		6,227	7,858

RMAC Securities PLC
5.772% due 06/12/2044 •		$130	126

Towd Point Mortgage Funding
6.367% due 10/20/2051 •	GBP	1,098	1,386
6.572% due 07/20/2045 •		2,791	3,525

Trinity Square PLC
6.072% due 07/15/2059 •		1,441	1,820

			19,060

SOVEREIGN ISSUES 1.7%

United Kingdom Gilt
0.625% due 10/22/2050		3,500	1,844
1.125% due 01/31/2039		100	83
1.250% due 07/31/2051		5,700	3,637
1.500% due 07/31/2053		2,400	1,600
1.750% due 01/22/2049		1,900	1,450
4.250% due 12/07/2040		3,000	3,771
4.375% due 07/31/2054		1,100	1,379

			13,764

Total United Kingdom (Cost $68,731)			58,222

UNITED STATES 72.8%

ASSET-BACKED SECURITIES 2.2%

ACE Securities Corp. Home Equity Loan Trust
5.744% due 07/25/2036 •		$2,215	729

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
6.314% due 07/25/2034 «•		103	100

Amortizing Residential Collateral Trust
6.144% due 10/25/2031 •		1	1

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
3.886% due 02/25/2034 •		136	132

Bear Stearns Asset-Backed Securities Trust
6.244% due 09/25/2046 •		333	312

Citigroup Mortgage Loan Trust
5.504% due 07/25/2045 •		546	387
5.514% due 05/25/2037 •		65	43

Countrywide Asset-Backed Certificates Trust
6.124% due 12/25/2036 •		38	29

Credit Suisse First Boston Mortgage Securities Corp.
6.794% due 05/25/2044 •		399	411

Credit-Based Asset Servicing & Securitization LLC
5.555% due 07/25/2037 •		100	65

Fortress Credit Investments Ltd.
7.170% due 02/23/2039 •		3,205	3,205

GSAMP Trust
5.574% due 12/25/2046 •		1,051	550
5.924% due 09/25/2036 •		1,660	594

Home Equity Asset Trust
6.044% due 11/25/2032 «•		1	1

Merrill Lynch Mortgage Investors Trust
5.604% due 09/25/2037 •		104	22
5.684% due 02/25/2037 •		34	10

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley ABS Capital, Inc. Trust
5.544% due 07/25/2036 •		$49	$18

Morgan Stanley Home Equity Loan Trust
5.794% due 04/25/2037 •		994	519

Morgan Stanley Mortgage Loan Trust
6.164% due 04/25/2037 •		320	88
6.419% due 09/25/2046 þ		1,315	285

Option One Mortgage Loan Trust
5.664% due 04/25/2037 •		1,097	760
6.314% due 05/25/2035 •		1,743	1,462

People’s Choice Home Loan Securities Trust
6.794% due 01/25/2035 •		354	335

Popular ABS Mortgage Pass-Through Trust
5.754% due 06/25/2047 •		1,519	1,401

Securitized Asset-Backed Receivables LLC Trust
5.544% due 12/25/2036 «•		25	12
5.564% due 12/25/2036 •		27	6
5.574% due 05/25/2037 •		255	191

SMB Private Education Loan Trust
1.290% due 07/15/2053		931	848
6.540% due 07/15/2053 •		286	286
6.769% due 02/16/2055 •		1,960	1,967

Soundview Home Loan Trust
5.564% due 11/25/2036 •		26	8

Structured Asset Securities Corp. Mortgage Loan Trust
6.940% due 04/25/2035 •		36	35

Terwin Mortgage Trust
6.384% due 11/25/2033 •		39	33

Toyota Auto Loan Extended Note Trust
2.560% due 11/25/2031		3,500	3,484

Washington Mutual Asset-Backed Certificates Trust
4.485% due 10/25/2036 •		37	13

			18,342

CORPORATE BONDS & NOTES 5.9%

American Airlines Pass-Through Trust
3.600% due 04/15/2031		632	574

Bristol-Myers Squibb Co.
5.200% due 02/22/2034		900	914

Charter Communications Operating LLC
3.500% due 03/01/2042		2,000	1,336
3.700% due 04/01/2051		1,200	743
3.850% due 04/01/2061		400	238
3.950% due 06/30/2062		300	181

Credit Suisse AG AT1 Claim		700	81

Doctors Co. An Interinsurance Exchange
4.500% due 01/18/2032		400	314

Ford Motor Credit Co. LLC
2.748% due 06/14/2024	GBP	800	1,004
2.900% due 02/16/2028		$300	271
3.375% due 11/13/2025		400	385
4.125% due 08/17/2027		1,300	1,234
4.134% due 08/04/2025		200	196
4.542% due 08/01/2026		600	583
5.125% due 06/16/2025		800	793

GA Global Funding Trust
2.250% due 01/06/2027		900	824

Glencore Funding LLC
5.371% due 04/04/2029 (b)		1,900	1,904

Goldman Sachs Group, Inc.
6.484% due 10/24/2029 •		2,100	2,210

JPMorgan Chase & Co.
4.080% due 04/26/2026 •		2,000	1,970
5.336% due 01/23/2035 •		2,800	2,812
6.087% due 10/23/2029 •		4,200	4,368

Morgan Stanley
2.630% due 02/18/2026 •		2,200	2,142
3.955% due 03/21/2035 •	EUR	3,100	3,397
5.466% due 01/18/2035 •		$1,200	1,211
6.407% due 11/01/2029 •		2,100	2,203

Nissan Motor Acceptance Co. LLC
1.850% due 09/16/2026		4,500	4,073

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	133

Schedule of Investments	PIMCO International Bond Fund (Unhedged)	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Organon & Co.
2.875% due 04/30/2028	EUR	500	$503

Pacific Gas & Electric Co.
2.100% due 08/01/2027		$100	90
3.150% due 01/01/2026		100	96
3.500% due 06/15/2025		400	390
4.000% due 12/01/2046		200	150
4.200% due 03/01/2029		1,200	1,140
4.250% due 03/15/2046		100	78
4.550% due 07/01/2030		400	380

PacifiCorp
5.300% due 02/15/2031		1,000	1,004

Penske Truck Leasing Co. LP
3.950% due 03/10/2025		3,600	3,544

Philip Morris International, Inc.
4.875% due 02/13/2029		800	795
5.125% due 02/13/2031		800	795

Southern California Edison Co.
6.181% (SOFRRATE + 0.830%) due 04/01/2024 ~		700	700

Wells Fargo & Co.
5.198% due 01/23/2030 •		1,900	1,897
6.303% due 10/23/2029 •		1,400	1,459

			48,982

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%

Avolon TLB Borrower 1 U.S. LLC
7.329% (TSFR1M + 2.000%) due 06/22/2028 ~		1,556	1,558

Level 3 Financing Inc.
7.676% (TSFR1M + 2.350%) due 04/15/2029 «~		466	347
7.676% (TSFR1M + 2.350%) due 04/15/2030 «~		476	355

			2,260

MUNICIPAL BONDS & NOTES 0.2%

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
2.158% due 06/01/2026		1,300	1,216

Texas Natural Gas Securitization Finance Corp. Series 2023
5.102% due 04/01/2035		500	505

			1,721

NON-AGENCY MORTGAGE-BACKED SECURITIES 11.4%

Adjustable Rate Mortgage Trust
4.790% due 09/25/2035 ~		33	28
6.854% due 07/25/2035 «~		14	13

American Home Mortgage Assets Trust
5.824% due 09/25/2046 •		441	391

Banc of America Funding Trust
4.452% due 10/20/2046 ~		402	328
5.214% due 01/20/2047 ~		53	45
5.500% due 09/25/2035 «		306	287
5.622% due 11/20/2034 ~		174	168
5.750% due 11/25/2035 «		115	106
6.000% due 08/25/2036 «		57	50

Banc of America Mortgage Trust
5.147% due 09/25/2035 ~		53	47
5.236% due 07/25/2035 ~		36	29

BCAP LLC Trust
4.745% due 01/26/2047 •		156	146
5.250% due 02/26/2036 ~		507	200

Bear Stearns Adjustable Rate Mortgage Trust
4.000% due 05/25/2034 «~		19	16
4.035% due 11/25/2034 ~		393	353
4.781% due 02/25/2036 ~		74	64
5.541% due 02/25/2034 ~		4	4
5.634% due 10/25/2033 «~		18	17
5.875% due 05/25/2033 «~		22	20
6.082% due 05/25/2034 «~		72	65

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns ALT-A Trust
4.200% due 11/25/2036 ~	$257	$118
4.266% due 08/25/2036 ~	821	408
4.334% due 08/25/2036 ~	38	25
4.549% due 11/25/2035 ~	20	15
4.576% due 11/25/2036 ~	881	464

Bear Stearns Structured Products, Inc. Trust
5.115% due 01/26/2036 ~	38	29

BellaVista Mortgage Trust
5.941% due 05/20/2045 •	10	7

BIG Commercial Mortgage Trust
6.667% due 02/15/2039 •	3,355	3,318

Chase Home Lending Mortgage Trust
3.250% due 03/25/2063 ~	972	862

Chase Mortgage Finance Trust
4.574% due 07/25/2037 ~	52	40
5.769% due 02/25/2037 «~	66	63

Citicorp Mortgage Securities Trust
6.000% due 04/25/2037 «	33	26

Citigroup Mortgage Loan Trust
2.500% due 05/25/2051 ~	5,901	4,756
3.000% due 11/27/2051 ~	3,889	3,265
5.318% due 08/25/2035 ~	37	36
7.560% due 09/25/2035 •	75	74

Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
4.299% due 09/25/2035 ~	445	386

Countrywide Alternative Loan Trust
5.250% due 06/25/2035	78	59
5.644% due 06/25/2037 •	474	418
5.654% due 05/25/2035 •	489	438
5.723% due 09/20/2046 •	1,056	786
5.764% due 02/25/2047 •	166	154
5.784% due 05/25/2047 •	159	134
5.794% due 05/25/2037 •	331	110
5.844% due 06/25/2036 •	193	88
5.863% due 03/20/2046 •	29	24
5.864% due 07/25/2046 •	431	374
5.964% due 07/25/2046 •	715	470
6.004% due 12/25/2035 •	20	18
6.250% due 08/25/2037	302	144
6.489% due 08/25/2035 •	116	105
6.500% due 08/25/2032 «	10	9
6.589% due 11/25/2035 •	203	171
7.129% due 11/25/2035 •	144	124

Countrywide Home Loan Mortgage Pass-Through Trust
4.428% due 09/25/2047 ~	213	185
4.706% due 11/25/2034 ~	12	11
6.024% due 04/25/2035 «•	19	17
6.084% due 03/25/2035 •	437	377
6.104% due 02/25/2035 •	74	68
6.124% due 02/25/2035 •	30	26
6.124% due 03/25/2036 «•	5	1
7.884% due 02/20/2036 •	83	70

Credit Suisse First Boston Mortgage Securities Corp.
6.000% due 12/25/2035 «	122	91

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
4.737% due 07/25/2033 «~	1	1

Credit Suisse Mortgage Capital Mortgage-Backed Trust
2.500% due 07/25/2056 ~	626	504
6.500% due 07/26/2036	584	146

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.500% due 12/25/2035	203	167

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
5.544% due 10/25/2036 «•	25	19
6.800% due 07/25/2036 þ	169	141

Extended Stay America Trust
6.519% due 07/15/2038 •	3,383	3,384

First Horizon Alternative Mortgage Securities Trust
4.710% due 08/25/2035 ~	212	181

GreenPoint Mortgage Funding Trust
5.804% due 01/25/2037 •	409	359
5.844% due 12/25/2046 •	552	513
5.864% due 04/25/2036 •	180	153
5.884% due 06/25/2045 •	60	54
5.984% due 11/25/2045 •	20	18

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GreenPoint Mortgage Funding Trust Pass-Through Certificates
6.364% due 10/25/2033 «~	$10	$9

GS Mortgage Securities Corp.
0.207% due 05/03/2032 ~(a)	65,000	150

GS Mortgage-Backed Securities Trust
2.500% due 12/25/2051 ~	737	594
2.500% due 04/25/2052 ~	903	730

GSR Mortgage Loan Trust
4.349% due 05/25/2035 ~	65	53
5.063% due 09/25/2035 ~	37	34
5.964% due 08/25/2046 •	461	114
6.750% due 03/25/2033 «•	9	9

HarborView Mortgage Loan Trust
4.236% due 07/19/2035 ~	36	26
5.821% due 09/19/2037 •	384	321
5.921% due 03/19/2036 •	58	53
6.001% due 02/19/2036 •	217	107
6.061% due 11/19/2035 •	166	111
6.141% due 01/19/2035 •	14	13

Impac CMB Trust
6.104% due 03/25/2035 «•	9	8
6.224% due 10/25/2034 •	51	50

IndyMac INDA Mortgage Loan Trust
3.370% due 11/25/2035 ~	151	112

IndyMac INDX Mortgage Loan Trust
3.780% due 08/25/2035 ~	104	77
4.691% due 12/25/2034 ~	39	35
5.864% due 05/25/2046 •	547	476
5.924% due 06/25/2037 •	202	178
5.944% due 02/25/2037 •	671	419
6.024% due 11/25/2036 •	162	146

JP Morgan Alternative Loan Trust
5.500% due 11/25/2036 «~	8	3
5.603% due 12/25/2035 ~	1,033	752
5.924% due 10/25/2036 •	1,129	992

JP Morgan Mortgage Trust
2.500% due 10/25/2051 ~	2,653	2,138
3.000% due 01/25/2052 ~	6,326	5,312
3.000% due 03/25/2052 ~	5,621	4,720
3.000% due 04/25/2052 ~	5,350	4,519
3.000% due 05/25/2052 ~	8,238	6,917
3.965% due 07/27/2037 ~	322	290
4.721% due 08/25/2035 ~	51	50
4.872% due 11/25/2033 «~	29	26
4.896% due 07/25/2035 ~	49	46
5.144% due 02/25/2036 ~	192	137
5.310% due 10/25/2035 ~	48	46
5.744% due 10/25/2035 •	1,102	778

Lehman XS Trust
6.084% due 11/25/2046 •	765	582

MASTR Adjustable Rate Mortgages Trust
5.654% due 04/25/2046 •	85	74
6.124% due 05/25/2047 •	1,500	1,175

MASTR Alternative Loan Trust
5.844% due 03/25/2036 •	414	44

Merrill Lynch Mortgage Investors Trust
4.385% due 06/25/2035 ~	66	62
5.055% due 06/25/2037 ~	69	63
5.854% due 02/25/2033 ~	24	22

Merrill Lynch Mortgage-Backed Securities Trust
4.212% due 04/25/2037 ~	12	10

MF1 Ltd.
6.395% due 12/15/2034 •	3,100	3,079

MFA Trust
1.381% due 04/25/2065 ~	853	795
1.947% due 04/25/2065 ~	327	304
6.105% due 12/25/2068 þ	867	868

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	1,646	1,553
2.750% due 11/25/2059 ~	1,451	1,357

Nomura Asset Acceptance Corp. Alternative Loan Trust
4.681% due 10/25/2035 ~	121	103
6.320% due 03/25/2047 þ	187	177
6.638% due 03/25/2047 «þ	160	147
7.300% due 02/25/2036 «~	50	40

134	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

OBX Trust
3.000% due 01/25/2052 ~	$3,692	$3,100
7.159% due 10/25/2063 þ	1,966	2,009

One New York Plaza Trust
6.390% due 01/15/2036 •	3,700	3,611

Residential Accredit Loans, Inc. Trust
4.236% due 08/25/2035 ~	92	36
5.594% due 02/25/2047 •	778	270
5.654% due 04/25/2046 •	58	16
6.000% due 06/25/2036	340	259
6.000% due 06/25/2037	206	154
6.009% due 10/25/2037 ~	356	296

Residential Asset Securitization Trust
6.500% due 08/25/2036	656	184

Residential Funding Mortgage Securities, Inc. Trust
5.323% due 09/25/2035 ~	136	88

Sequoia Mortgage Trust
6.143% due 07/20/2033 •	55	53
6.168% due 04/20/2035 «~	14	14

Structured Adjustable Rate Mortgage Loan Trust
5.084% due 04/25/2035 ~	400	359
5.884% due 05/25/2037 •	24	21
6.489% due 01/25/2035 •	14	12
6.763% due 04/25/2034 «~	12	12
7.020% due 02/25/2034 «~	25	23
7.215% due 10/25/2037 •	149	134

Structured Asset Mortgage Investments Trust
5.824% due 07/25/2046 •	415	289
5.864% due 04/25/2036 •	63	55
5.884% due 09/25/2047 •	47	40
5.904% due 05/25/2045 •	129	115
5.941% due 07/19/2035 •	35	34
6.021% due 07/19/2034 «•	2	1
6.064% due 12/25/2035 •	9	7
6.589% due 08/25/2047 •	709	567

Structured Asset Securities Corp. Mortgage Loan Trust
5.734% due 10/25/2036 •	818	658

TBW Mortgage-Backed Trust
6.470% due 09/25/2036 þ	189	5

Thornburg Mortgage Securities Trust
7.002% due 06/25/2047 •	641	558

Towd Point Mortgage Trust
1.636% due 04/25/2060 ~	1,514	1,341
2.710% due 01/25/2060 ~	1,188	1,112
2.900% due 10/25/2059 ~	5,104	4,776
6.444% due 05/25/2058 •	642	654

UWM Mortgage Trust
3.000% due 01/25/2052 ~	607	510

Verus Securitization Trust
6.259% due 12/25/2068 þ	866	869
6.876% due 11/25/2068 ~	1,261	1,278

WaMu Mortgage Pass-Through Certificates Trust
3.393% due 04/25/2037 ~	443	382
3.910% due 03/25/2036 ~	481	410
4.174% due 02/25/2037 ~	128	106
4.244% due 12/25/2046 •	252	216
4.279% due 12/25/2036 ~	16	14
4.399% due 12/25/2046 •	125	104
4.441% due 02/25/2037 ~	191	164
4.488% due 05/25/2046 •	371	331
4.720% due 12/25/2035 ~	145	129
4.810% due 06/25/2033 «~	13	13
5.148% due 03/25/2035 «~	94	89
5.236% due 08/25/2034 ~	96	91
6.004% due 11/25/2045 •	114	102
6.024% due 07/25/2045 •	204	194
6.024% due 10/25/2045 •	33	31
6.048% due 03/25/2034 ~	86	84
6.064% due 01/25/2045 •	29	29
6.084% due 01/25/2045 •	28	27
6.184% due 11/25/2034 •	248	232
6.424% due 11/25/2034 •	168	154
6.489% due 06/25/2042 •	14	13
6.489% due 08/25/2042 •	16	15
6.589% due 11/25/2046 •	78	67

Washington Mutual Mortgage Pass-Through Certificates Trust
6.000% due 10/25/2035	270	201

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.029% due 07/25/2046 •	$268	$161
6.059% due 05/25/2046 •	703	508

Wells Fargo Alternative Loan Trust
5.750% due 07/25/2037	48	41

		94,815

U.S. GOVERNMENT AGENCIES 40.9%

Fannie Mae
3.000% due 03/01/2060	1,051	901
3.500% due 01/01/2059	2,218	1,960
4.357% due 03/01/2033 •	14	13
5.116% due 12/01/2036 •	3	3
5.248% due 06/01/2035 •	2	2
5.556% due 03/25/2034 •	1	1
5.608% due 12/01/2034 •	5	5
5.692% due 07/25/2037 •	84	82
5.835% due 06/25/2029 - 06/25/2036 •	26	26
5.956% due 09/01/2035 •	8	8
6.000% due 04/25/2043 - 07/25/2044	222	224
6.280% due 06/01/2043 •	18	18
6.281% due 10/01/2044 •	18	18
6.394% due 11/01/2034 •	126	130
6.500% due 06/25/2044	3	3

Freddie Mac
0.000% due 01/15/2038 ~(a)	373	20
5.704% due 08/25/2031 •	6	6
5.740% due 01/15/2038 •	373	371
5.883% due 12/15/2031 •	7	7
6.021% due 09/01/2035 •	2	2
6.033% due 12/15/2037 •	85	85
6.051% due 11/01/2035 •	16	16
6.289% due 10/25/2044 •	183	166
6.307% due 08/01/2035 •	2	2

Ginnie Mae
3.000% due 07/20/2046 - 05/20/2047	23	22
3.750% due 10/20/2029 •	2	2
6.000% due 08/20/2034	1,094	1,108
6.319% due 12/20/2073 •	1,206	1,216

Ginnie Mae, TBA
3.000% due 04/01/2054	14,800	13,054

Uniform Mortgage-Backed Security
2.500% due 02/01/2051 - 01/01/2052	4,729	3,922
3.000% due 10/01/2049 - 06/01/2051	2,375	2,072
3.500% due 10/01/2034 - 07/01/2050	1,846	1,697
4.000% due 01/01/2048 - 06/01/2050	885	827
4.500% due 06/01/2053 - 07/01/2053	3,593	3,422
5.500% due 06/01/2053 - 09/01/2053	11,600	11,554
6.500% due 12/01/2053 - 04/01/2054	76,097	77,774

Uniform Mortgage-Backed Security, TBA
4.000% due 05/01/2054	20,480	18,976
4.500% due 05/01/2054	56,300	53,639
5.000% due 04/01/2054 - 05/01/2054	64,300	62,747
6.000% due 04/01/2054 - 05/01/2054	7,200	7,265
6.500% due 04/01/2054	76,000	77,655

		341,021

U.S. TREASURY OBLIGATIONS 11.9%

U.S. Treasury Bonds
1.625% due 11/15/2050	500	283
1.875% due 02/15/2041	100	70
4.000% due 11/15/2052	200	188
4.250% due 02/15/2054	5,200	5,115
4.750% due 11/15/2043 (i)	6,200	6,433
4.750% due 11/15/2053	7,200	7,688

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

U.S. Treasury Inflation Protected Securities (f)
0.125% due 04/15/2025 (k)		7,342	7,161
0.125% due 07/15/2031		3,106	2,750
0.125% due 01/15/2032		779	681
0.250% due 01/15/2025 (k)		8,853	8,702
0.500% due 01/15/2028 (k)		13,751	13,016
0.625% due 07/15/2032		531	481
1.125% due 01/15/2033 (k)		6,004	5,634
2.375% due 01/15/2025		164	163
2.500% due 01/15/2029 (k)		6,607	6,790
3.875% due 04/15/2029 (k)		2,251	2,462

U.S. Treasury Notes
2.875% due 04/30/2025 (k)(m)		$3,100	$3,031
3.500% due 02/15/2033 (i)		1,400	1,326
4.000% due 02/29/2028 (m)		1,300	1,285
4.000% due 02/15/2034 (i)		10,300	10,131
4.500% due 11/15/2033		15,500	15,848

			99,238

Total United States (Cost $625,151)			606,379

SHORT-TERM INSTRUMENTS 0.6%

COMMERCIAL PAPER 0.1%

Crown Castle, Inc.
5.800% due 04/16/2024		$300	299
5.830% due 04/18/2024		500	498

			797

REPURCHASE AGREEMENTS (h) 0.0%
			217

SHORT-TERM NOTES 0.0%

Argentina Treasury Bond BONCER
3.750% due 05/20/2024	ARS	23,726	25

HUNGARY TREASURY BILLS 0.1%
8.367% due 04/04/2024 (d)(e)	HUF	392,000	1,074

JAPAN TREASURY BILLS 0.4%
(0.228)% due 04/15/2024 (d)(e)	JPY	520,000	3,435

Total Short-Term Instruments (Cost $5,703)			5,548

Total Investments in Securities (Cost $1,156,047)			1,069,287

		SHARES
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III		16,478	160

Total Short-Term Instruments (Cost $160)			160

Total Investments in Affiliates (Cost $160)			160

Total Investments 128.4% (Cost $1,156,207)			$1,069,447

Financial Derivative Instruments (j)(l) 0.7% (Cost or Premiums, net $10,336)			6,158

Other Assets and Liabilities, net (29.1)%			(242,835)

Net Assets 100.0%			$832,770

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	135

Schedule of Investments	PIMCO International Bond Fund (Unhedged)	(Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	When-issued security.

(c)	Payment in-kind security.

(d)	Zero coupon security.

(e)	Coupon represents a yield to maturity.

(f)	Principal amount of security is adjusted for inflation.

(g)	Restricted Securities.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	03/28/2024	04/01/2024	$217	U.S. Treasury Notes 5.000% due 09/30/2025	$(221)	$217	$217

Total Repurchase Agreements						$(221)	$217	$217

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BOS	5.450%	03/28/2024	04/04/2024			$(738)	$(738)
BRC	3.200	11/27/2023	TBD	(3)	EUR	(1,027)	(1,121)
JPS	5.360	03/25/2024	04/01/2024			$(8,077)	(8,085)
RCY	5.400	03/13/2024	04/10/2024			(1,335)	(1,339)
SGY	5.370	03/28/2024	04/03/2024			(2,076)	(2,078)

Total Reverse Repurchase Agreements							$(13,361)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
United States (14.5)%
U.S. Government Agencies (14.5)%
Uniform Mortgage-Backed Security, TBA	2.000%	04/01/2039	$21,000	$(18,561)	$(18,614)
Uniform Mortgage-Backed Security, TBA	2.000	05/01/2054	89,550	(70,996)	(70,976)
Uniform Mortgage-Backed Security, TBA	2.500	05/01/2054	5,000	(4,157)	(4,139)
Uniform Mortgage-Backed Security, TBA	3.000	04/01/2054	1,800	(1,558)	(1,549)
Uniform Mortgage-Backed Security, TBA	3.000	05/01/2054	14,000	(12,118)	(12,059)
Uniform Mortgage-Backed Security, TBA	5.500	05/01/2054	7,380	(7,342)	(7,344)
Uniform Mortgage-Backed Security, TBA	6.000	04/01/2054	6,400	(6,460)	(6,459)

Total Short Sales (14.5)%				$(121,192)	$(121,140)

136	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2024

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale- Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(738)	$0	$(738)	$726	$(12)
BRC	0	(1,121)	0	(1,121)	1,117	(4)
FICC	217	0	0	217	(221)	(4)
JPS	0	(8,085)	0	(8,085)	8,065	(20)
RCY	0	(1,339)	0	(1,339)	1,326	(13)
SGY	0	(2,078)	0	(2,078)	2,066	(12)

Total Borrowings and Other Financing Transactions	$217	$(13,361)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$0	$0	$(1,121)	$(1,121)
U.S. Treasury Obligations	(8,085)	(4,155)	0	0	(12,240)

Total Borrowings	$(8,085)	$(4,155)	$0	$(1,121)	$(13,361)

Payable for reverse repurchase agreements					$(13,361)

(i)	Securities with an aggregate market value of $13,300 have been pledged as collateral under the terms of the above master agreements as of March 31, 2024.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(3,032) at a weighted average interest rate of 4.954%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(j) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month EURIBOR March Futures	03/2025	128	$33,562	$(138)	$20	$(8)
3-Month SOFR Active Contract June Futures	09/2025	211	50,606	(77)	0	(32)
3-Month SOFR Active Contract March Futures	06/2024	623	147,452	(121)	0	(4)
3-Month SOFR Active Contract September Futures	12/2024	105	24,973	(45)	0	(12)
3-Month SOFR Active Contract September Futures	12/2025	482	115,825	(120)	0	(66)
Australia Government 3-Year Bond June Futures	06/2024	65	4,529	(2)	6	0
Canada Government 5-Year Bond June Futures	06/2024	22	1,810	1	0	(1)
Canada Government 10-Year Bond June Futures	06/2024	123	10,927	59	0	(2)
Euro-BTP Italy Government Bond June Futures	06/2024	277	35,565	567	114	(137)
Euro-Bund June Futures	06/2024	22	3,166	46	15	0
Euro-Buxl 30-Year Bond June Futures	06/2024	17	2,491	51	30	0
Euro-Schatz June Futures	06/2024	672	76,631	29	54	(22)
Japan Government 10-Year Bond June Futures	06/2024	33	31,755	23	31	(46)

				$273	$270	$(330)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	137

Schedule of Investments	PIMCO International Bond Fund (Unhedged)	(Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month EURIBOR September Futures	09/2024	256	$(66,754)	$313	$10	$(14)
3-Month SOFR Active Contract December Futures	03/2025	782	(186,566)	304	108	0
3-Month SOFR Active Contract June Futures	09/2024	35	(8,301)	11	2	0
3-Month SOFR Active Contract March Futures	06/2025	604	(144,507)	268	91	0
Australia Government 10-Year Bond June Futures	06/2024	199	(15,117)	10	0	(76)
Euro-Bobl June Futures	06/2024	243	(31,000)	(184)	0	(79)
Euro-OAT France Government 10-Year Bond June Futures	06/2024	212	(29,315)	(300)	34	(105)
U.S. Treasury 2-Year Note June Futures	06/2024	80	(16,359)	13	16	0
U.S. Treasury 5-Year Note June Futures	06/2024	609	(65,173)	(139)	71	0
U.S. Treasury 10-Year Note June Futures	06/2024	346	(38,336)	(254)	27	0
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2024	130	(14,899)	(121)	0	(2)
U.S. Treasury Long-Term Bond June Futures	06/2024	301	(36,252)	(680)	0	(75)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2024	9	(1,161)	(34)	0	(4)
United Kingdom Long Gilt June Futures	06/2024	244	(30,778)	(720)	0	(142)

				$(1,513)	$359	$(497)

Total Futures Contracts				$(1,240)	$629	$(827)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.IG-40 10-Year Index	(1.000)%	Quarterly	06/20/2033		$11,500	$(64)	$(64)	$(128)	$0	$0
CDX.IG-41 10-Year Index	(1.000)	Quarterly	12/20/2033		28,500	(88)	(170)	(258)	0	(3)
CDX.IG-42 10-Year Index	(1.000)	Quarterly	06/20/2034		101,600	(629)	(82)	(711)	0	(6)
iTraxx Europe Main 41 10-Year Index	(1.000)	Quarterly	06/20/2034	EUR	24,100	(121)	(23)	(144)	0	(21)

						$(902)	$(339)	$(1,241)	$0	$(30)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.IG-40 5-Year Index	1.000%	Quarterly	06/20/2028		$1,700	$36	$3	$39	$0	$0
CDX.IG-41 5-Year Index	1.000	Quarterly	12/20/2028		70,500	1,507	126	1,633	6	0
CDX.IG-42 5-Year Index	1.000	Quarterly	06/20/2029		130,600	2,920	74	2,994	11	0
iTraxx Europe Main 41 5-Year Index	1.000	Quarterly	06/20/2029	EUR	22,100	519	15	534	13	0

						$4,982	$218	$5,200	$30	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day GBP-SONIO Compounded-OIS	4.250%	Annual	09/18/2026	GBP	2,200	$(5)	$(7)	$(12)	$0	$(1)
Pay(5)	1-Day GBP-SONIO Compounded-OIS	3.000	Annual	06/17/2027		23,700	(121)	(210)	(331)	29	0
Pay(5)	1-Day GBP-SONIO Compounded-OIS	4.000	Annual	09/18/2029		51,600	876	231	1,107	147	0
Receive	1-Day GBP-SONIO Compounded-OIS	3.700	Annual	03/28/2034		2,000	(9)	(12)	(21)	0	(21)
Pay(5)	1-Day GBP-SONIO Compounded-OIS	3.750	Annual	09/18/2034		54,150	603	405	1,008	312	0
Receive(5)	1-Day GBP-SONIO Compounded-OIS	3.000	Annual	06/17/2035		5,100	218	36	254	0	(30)
Pay(5)	1-Day GBP-SONIO Compounded-OIS	3.750	Annual	09/18/2054		1,700	36	9	45	20	0
Pay(5)	1-Day INR-MIBOR Compounded-OIS	6.250	Semi-Annual	09/18/2029	INR	1,585,120	(69)	32	(37)	12	0
Receive(5)	1-Day INR-MIBOR Compounded-OIS	6.500	Semi-Annual	09/18/2034		176,510	(21)	1	(20)	0	(3)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.550	Annual	09/14/2028	JPY	1,530,000	(94)	27	(67)	0	(7)
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Semi-Annual	03/17/2031		1,260,000	(374)	(24)	(398)	10	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.050	Annual	12/15/2031		610,000	(182)	(13)	(195)	6	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.850	Annual	09/20/2033		160,000	(13)	4	(9)	0	(2)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.400	Semi-Annual	06/19/2039		1,050,000	716	39	755	0	(19)
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.800	Annual	06/15/2052		102,540	(88)	(12)	(100)	4	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	1.200	Annual	09/20/2053		140,000	30	23	53	0	(5)
Receive(5)	1-Day SGD-SIBCSORA Compounded-OIS	2.750	Semi-Annual	09/18/2029	SGD	58,700	110	289	399	16	0
Receive(5)	1-Day THB-THOR Compounded-OIS	2.250	Quarterly	09/18/2029	THB	660,180	(54)	9	(45)	0	(11)

138	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2024

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-SOFR Compounded-OIS	0.500%	Annual	06/15/2024		$39,500	$790	$1,196	$1,986	$23	$0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2024		31,350	465	711	1,176	14	0
Pay	1-Day USD-SOFR Compounded-OIS	2.965	Annual	06/30/2024		20,700	(213)	(302)	(515)	0	(6)
Pay	1-Day USD-SOFR Compounded-OIS	2.968	Annual	06/30/2024		21,300	(219)	(310)	(529)	0	(6)
Receive	1-Day USD-SOFR Compounded-OIS	1.298	Semi-Annual	08/25/2024		15,500	378	(40)	338	9	0
Receive	1-Day USD-SOFR Compounded-OIS	1.249	Semi-Annual	08/31/2024		17,950	448	(53)	395	10	0
Pay	1-Day USD-SOFR Compounded-OIS	2.993	Annual	10/13/2024		1,100	(16)	(10)	(26)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	2.920	Annual	10/17/2024		3,300	(49)	(32)	(81)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.018	Annual	10/24/2024		1,200	(17)	(11)	(28)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.140	Annual	10/25/2024		1,500	(20)	(13)	(33)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.190	Annual	10/25/2024		1,400	(18)	(12)	(30)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.225	Annual	10/25/2024		1,500	(19)	(13)	(32)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	2.973	Annual	10/27/2024		1,800	(26)	(17)	(43)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	2.841	Annual	10/31/2024		1,300	(21)	(12)	(33)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.020	Annual	11/08/2024		3,000	(44)	(25)	(69)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	2.845	Annual	11/15/2024		2,200	(36)	(18)	(54)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	11/21/2024		2,400	(21)	(17)	(38)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.650	Annual	11/22/2024		3,700	(36)	(25)	(61)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.650	Annual	12/05/2024		3,100	(30)	(21)	(51)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/11/2024		2,000	(18)	(13)	(31)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	2.310	Annual	01/16/2025		49,000	(1,110)	(297)	(1,407)	0	(30)
Receive	1-Day USD-SOFR Compounded-OIS	4.159	Annual	03/31/2025		59,500	234	898	1,132	32	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.150	Annual	05/13/2025		73,300	643	602	1,245	36	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.200	Annual	05/13/2025		5,900	49	48	97	3	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/21/2025		9,280	75	177	252	7	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	4.228	Annual	08/30/2025		11,700	(64)	104	40	8	0
Receive	1-Day USD-SOFR Compounded-OIS	4.250	Annual	12/20/2025		135,339	(549)	1,948	1,399	143	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	4.000	Annual	06/20/2026		163,600	(68)	1,165	1,097	189	0
Receive	1-Day USD-SOFR Compounded-OIS	2.965	Annual	11/30/2026		40,500	871	860	1,731	65	0
Pay	1-Day USD-SOFR Compounded-OIS	3.981	Annual	11/30/2027		20,300	255	(464)	(209)	0	(35)
Pay	1-Day USD-SOFR Compounded-OIS	3.988	Annual	11/30/2027		4,430	57	(102)	(45)	0	(8)
Receive	1-Day USD-SOFR Compounded-OIS	3.638	Annual	05/31/2028		1,500	(7)	34	27	3	0
Receive	1-Day USD-SOFR Compounded-OIS	3.655	Annual	05/31/2028		2,100	(11)	47	36	4	0
Receive	1-Day USD-SOFR Compounded-OIS	3.662	Annual	05/31/2028		6,200	(33)	138	105	11	0
Receive	1-Day USD-SOFR Compounded-OIS	3.691	Annual	05/31/2028		16,500	(106)	366	260	28	0
Receive	1-Day USD-SOFR Compounded-OIS	3.807	Annual	05/31/2028		800	0	9	9	1	0
Pay	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2029		11,700	(1,464)	(573)	(2,037)	0	(21)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		9,500	57	7	64	13	0
Pay	1-Day USD-SOFR Compounded-OIS	3.951	Annual	03/31/2030		980	22	(29)	(7)	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	3.335	Annual	05/15/2032		4,900	76	194	270	6	0
Receive	1-Day USD-SOFR Compounded-OIS	3.828	Annual	05/15/2032		5,300	(105)	193	88	6	0
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033		30,998	(166)	(861)	(1,027)	0	(26)
Receive	1-Day USD-SOFR Compounded-OIS	3.648	Annual	01/08/2034		350	(2)	9	7	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.670	Annual	01/08/2034		350	(3)	9	6	0	0
Receive	1-Day USD-SOFR Compounded-OIS	3.594	Annual	01/09/2034		600	(1)	16	15	1	0
Receive	1-Day USD-SOFR Compounded-OIS	2.180	Annual	01/16/2034		5,500	636	141	777	5	0
Receive	1-Day USD-SOFR Compounded-OIS	3.600	Annual	01/17/2034		600	(2)	16	14	1	0
Pay	1-Day USD-SOFR Compounded-OIS	3.735	Annual	01/23/2034		1,000	(4)	(8)	(12)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.655	Annual	01/24/2034		1,000	(4)	(15)	(19)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.665	Annual	01/24/2034		1,000	(4)	(14)	(18)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.725	Annual	02/07/2034		700	(4)	(5)	(9)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.783	Annual	02/07/2034		700	(4)	(1)	(5)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.860	Annual	02/21/2034		900	(4)	4	0	0	(1)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2034		47,060	294	(116)	178	25	0
Receive	1-Day USD-SOFR Compounded-OIS	3.700	Annual	02/20/2049		5,200	7	18	25	0	(8)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052		3,600	1,128	165	1,293	0	(5)
Receive	1-Day USD-SOFR Compounded-OIS	3.250	Annual	12/20/2053		26,600	3,521	(1,569)	1,952	0	(58)
Receive	1-Day USD-SOFR Compounded-OIS	4.000	Annual	03/20/2054		2,900	(284)	89	(195)	0	(7)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.500	Annual	06/20/2054		1,000	28	(11)	17	0	(3)
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.294	Annual	02/10/2027	CHF	3,800	(111)	14	(97)	0	0
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.283	Annual	02/14/2027		5,100	(152)	20	(132)	0	0
Pay	3-Month CHF-SRFXON3 Compounded-OIS	0.343	Annual	05/16/2027		3,400	(102)	(24)	(126)	0	0
Pay(5)	3-Month CNY-CNREPOFIX	2.250	Quarterly	09/18/2029	CNY	452,279	364	(34)	330	0	(3)
Pay	3-Month EUR-EURIBOR	2.100	Annual	04/05/2024	EUR	11,800	(55)	192	137	0	(3)
Pay	3-Month EUR-EURIBOR	2.100	Annual	04/06/2024		5,900	(28)	98	70	0	(2)
Pay	3-Month EUR-EURIBOR	2.100	Annual	04/13/2024		17,000	(90)	289	199	0	(5)
Pay	3-Month EUR-EURIBOR	2.250	Annual	04/26/2024		2,900	(16)	54	38	0	(1)
Pay	3-Month EUR-EURIBOR	2.250	Annual	04/28/2024		3,300	(18)	62	44	0	(1)
Pay	3-Month EUR-EURIBOR	2.250	Annual	05/03/2024		3,100	(17)	59	42	0	(1)
Pay	3-Month EUR-EURIBOR	2.100	Annual	05/16/2024		4,500	(31)	84	53	0	(1)
Pay	3-Month EUR-EURIBOR	2.100	Annual	05/17/2024		1,400	(10)	27	17	0	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	139

Schedule of Investments	PIMCO International Bond Fund (Unhedged)	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	3-Month KRW-KORIBOR	3.250%	Quarterly	09/18/2029	KRW	23,606,840	$(80)	$36	$(44)	$6	$0
Pay(5)	3-Month KRW-KORIBOR	3.250	Quarterly	09/18/2034		95,880	0	0	0	0	0
Pay	3-Month NZD-BBR	4.000	Semi-Annual	06/14/2024	NZD	73,000	(289)	533	244	0	(8)
Pay	3-Month NZD-BBR	4.750	Semi-Annual	03/20/2025		34,500	(71)	(48)	(119)	3	0
Pay	3-Month NZD-BBR	5.000	Semi-Annual	03/20/2025		31,700	(19)	(44)	(63)	3	0
Pay	3-Month NZD-BBR	3.750	Semi-Annual	06/15/2027		13,400	(151)	47	(104)	4	0
Pay(5)	3-Month NZD-BBR	4.250	Semi-Annual	03/18/2030		4,500	(9)	33	24	2	0
Pay	3-Month SEK-STIBOR	0.500	Annual	06/19/2024	SEK	22,300	(32)	20	(12)	0	(1)
Pay	6-Month AUD-BBR-BBSW	1.750	Semi-Annual	03/16/2027	AUD	8,900	(397)	30	(367)	1	0
Receive	6-Month AUD-BBR-BBSW	1.250	Semi-Annual	06/17/2030		5,900	642	(22)	620	0	(10)
Pay(5)	6-Month AUD-BBR-BBSW	4.250	Semi-Annual	09/15/2032		2,500	(18)	17	(1)	6	0
Pay(5)	6-Month AUD-BBR-BBSW	4.500	Semi-Annual	09/15/2032		58,400	(42)	392	350	144	0
Pay	6-Month AUD-BBR-BBSW	4.250	Semi-Annual	03/15/2033		18,600	(58)	145	87	62	0
Pay	6-Month AUD-BBR-BBSW	4.000	Semi-Annual	06/21/2033		32,100	(548)	258	(290)	110	0
Pay(5)	6-Month AUD-BBR-BBSW	4.750	Semi-Annual	12/20/2033		49,800	45	327	372	124	0
Pay	6-Month CZK-PRIBOR	1.913	Annual	01/30/2029	CZK	33,000	(112)	(10)	(122)	0	(5)
Pay	6-Month EUR-EURIBOR	0.550	Annual	08/10/2024	EUR	1,400	(28)	6	(22)	0	(1)
Pay(5)	6-Month EUR-EURIBOR	3.000	Annual	09/18/2026		47,400	314	(101)	213	9	0
Pay(5)	6-Month EUR-EURIBOR	3.000	Annual	03/19/2027		41,230	647	(258)	389	41	0
Pay	6-Month EUR-EURIBOR	0.700	Annual	04/11/2027		2,100	(139)	(33)	(172)	1	0
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/18/2027		2,100	(120)	(20)	(140)	2	0
Pay	6-Month EUR-EURIBOR	3.370	Annual	10/09/2028		2,550	97	(31)	66	5	0
Pay(5)	6-Month EUR-EURIBOR	2.750	Annual	09/18/2029		148,100	1,885	(55)	1,830	478	0
Receive(5)	6-Month EUR-EURIBOR	3.000	Annual	03/15/2033		18,240	(324)	(165)	(489)	0	(60)
Receive	6-Month EUR-EURIBOR	3.148	Annual	11/20/2033		900	(45)	2	(43)	0	(5)
Receive	6-Month EUR-EURIBOR	3.305	Annual	11/27/2033		900	(58)	1	(57)	0	(5)
Receive	6-Month EUR-EURIBOR	3.063	Annual	12/06/2033		600	(25)	0	(25)	0	(3)
Receive	6-Month EUR-EURIBOR	2.990	Annual	12/08/2033		400	(14)	0	(14)	0	(2)
Receive	6-Month EUR-EURIBOR	2.890	Annual	12/22/2033		500	(13)	0	(13)	0	(3)
Pay	6-Month EUR-EURIBOR	2.760	Annual	03/04/2034		2,600	(8)	49	41	14	0
Pay(5)	6-Month EUR-EURIBOR	2.750	Annual	09/18/2034		125,500	2,715	135	2,850	694	(1)
Pay	6-Month EUR-EURIBOR	2.250	Annual	09/21/2037		9,740	(532)	225	(307)	65	0
Pay	6-Month EUR-EURIBOR	2.250	Annual	09/21/2042		980	(65)	28	(37)	8	0
Receive(5)	6-Month EUR-EURIBOR	0.054	Annual	05/27/2050		650	303	(18)	285	0	(5)
Receive	6-Month EUR-EURIBOR	0.064	Annual	11/17/2052		900	481	(16)	465	0	(7)
Receive(5)	6-Month EUR-EURIBOR	2.500	Annual	09/18/2054		33,600	(1,585)	(132)	(1,717)	0	(403)
Pay	28-Day MXN-TIIE	4.870	Lunar	07/07/2025	MXN	81,600	(358)	19	(339)	0	(5)
Receive	28-Day MXN-TIIE	9.073	Lunar	06/03/2027		9,500	0	3	3	0	0
Receive	28-Day MXN-TIIE	9.260	Lunar	06/03/2027		5,200	0	0	0	0	0
Receive	28-Day MXN-TIIE	8.760	Lunar	03/01/2029		10,600	0	2	2	0	0
Receive	28-Day MXN-TIIE	8.725	Lunar	03/07/2029		9,500	0	4	4	0	0
Receive	28-Day MXN-TIIE	8.673	Lunar	05/31/2029		4,000	0	2	2	0	0
Receive	28-Day MXN-TIIE	8.680	Lunar	05/31/2029		3,800	0	2	2	0	0
Receive	28-Day MXN-TIIE	8.681	Lunar	05/31/2029		3,800	0	2	2	0	0
Receive	28-Day MXN-TIIE	8.810	Lunar	05/29/2031		2,800	0	0	0	0	0
Pay	CAONREPO Index	1.275	Semi-Annual	03/03/2025	CAD	18,400	(483)	28	(455)	0	(10)
Pay(5)	CAONREPO Index	3.500	Annual	05/10/2025		101,600	(365)	(398)	(763)	0	(33)
Pay	CAONREPO Index	1.500	Semi-Annual	06/17/2025		7,700	(226)	(35)	(261)	0	(5)
Pay(5)	CAONREPO Index	4.600	Annual	08/30/2025		14,600	103	(67)	36	0	(6)
Receive	CAONREPO Index	3.250	Semi-Annual	03/15/2028		8,350	97	1	98	6	0
Receive(5)	CAONREPO Index	3.500	Semi-Annual	06/19/2029		2,600	(40)	36	(4)	2	0
Pay	CAONREPO Index	1.900	Semi-Annual	12/18/2029		19,300	(1,222)	(73)	(1,295)	0	(24)
Pay	CAONREPO Index	1.500	Semi-Annual	06/17/2030		19,300	(1,618)	(87)	(1,705)	0	(24)
Receive	CAONREPO Index	3.500	Semi-Annual	06/01/2032		10,000	(187)	169	(18)	11	0
Receive	CAONREPO Index	3.250	Semi-Annual	03/15/2033		4,400	68	(9)	59	7	0
Receive	CAONREPO Index	3.300	Semi-Annual	06/01/2033		12,400	97	62	159	19	0
Receive	CAONREPO Index	3.400	Semi-Annual	06/01/2033		3,800	(4)	23	19	6	0
Receive	CAONREPO Index	3.750	Semi-Annual	12/20/2033		2,320	(78)	47	(31)	3	0
Receive	CAONREPO Index	3.500	Semi-Annual	06/18/2034		3,800	(4)	1	(3)	5	0
Pay	CAONREPO Index	2.750	Semi-Annual	12/18/2048		2,400	(225)	(1)	(226)	0	(1)
Pay	CAONREPO Index	2.565	Semi-Annual	03/07/2049		2,600	(299)	5	(294)	0	(1)
Pay	CAONREPO Index	3.250	Semi-Annual	06/21/2053		1,000	16	(37)	(21)	1	0

							$4,144	$6,853	$10,997	$3,041	$(976)

Total Swap Agreements							$8,224	$6,732	$14,956	$3,071	$(1,006)

140	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2024

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(6)		Total	Market Value	Variation Margin Liability(6)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$632	$3,074	$3,706	$0	$(830)	$(1,006)	$(1,836)

(k)

Securities with an aggregate market value of $25,299 and cash of $3,800 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(6)	Unsettled variation margin asset of $3 and liability of $(3) for closed futures and unsettled variation margin asset of $3 for closed swap agreements is outstanding at period end.

(l) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2024	AUD	220		$144	$1	$0
	04/2024		$1,703	AUD	2,598	0	(11)
	04/2024		1,331	NZD	2,161	0	(40)
	05/2024		145	AUD	220	0	(1)

BOA	04/2024	AUD	309		$202	1	0
	04/2024	DKK	32,829		4,772	24	0
	04/2024	EUR	2,911		3,158	18	0
	04/2024	IDR	2,498,783		158	1	0
	04/2024	KRW	152,925		114	0	0
	04/2024		$3,038	DKK	21,000	0	0
	04/2024		335	SGD	448	0	(3)
	05/2024	DKK	9,858		$1,438	10	0
	05/2024		$203	AUD	309	0	(1)
	06/2024	KRW	858,087		$650	12	0
	06/2024	TWD	15,485		498	12	0
	06/2024		$2,189	IDR	34,318,432	0	(32)
	04/2025	DKK	21,000		$3,096	0	(3)

BPS	04/2024	BRL	7,286		1,461	8	0
	04/2024	CAD	3,498		2,593	11	0
	04/2024	CHF	2,030		2,262	11	0
	04/2024	GBP	881		1,110	0	(2)
	04/2024	IDR	5,140,792		324	1	0
	04/2024	JPY	4,455,902		29,478	43	0
	04/2024	KRW	419,697		313	2	0
	04/2024	MYR	24,525		5,246	102	0
	04/2024		$1,461	BRL	7,286	0	(9)
	04/2024		10,050	CNH	72,925	0	(9)
	04/2024		29,802	CNY	211,763	0	(19)
	04/2024		974	DKK	6,655	0	(11)
	04/2024		4,648	EUR	4,284	0	(27)
	04/2024		21,306	GBP	16,784	0	(122)
	04/2024		16	HUF	5,688	0	0
	04/2024		13,176	JPY	1,930,030	0	(427)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	141

Schedule of Investments	PIMCO International Bond Fund (Unhedged)	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2024	BRL	3,875		$775	$5	$0
	05/2024	CNH	68,567		9,463	12	0
	05/2024	DKK	12,551		1,825	7	0
	05/2024	MXN	10,881		647	0	(3)
	05/2024	TWD	9,960		322	11	0
	05/2024		$820	EUR	759	0	0
	05/2024		29,478	JPY	4,435,603	0	(43)
	05/2024		14	TWD	428	0	0
	06/2024	CLP	426,102		$433	0	(1)
	06/2024	IDR	6,563,639		417	4	0
	06/2024	INR	24,347		293	2	0
	06/2024	KRW	7,913,745		6,065	176	0
	06/2024	TWD	226,572		7,311	205	0
	06/2024		$1,340	IDR	21,198,558	0	(8)
	06/2024		53	ILS	194	0	0
	06/2024		4,588	INR	382,205	0	(15)
	06/2024		913	TWD	28,235	0	(27)
	07/2024	BRL	3,440		$684	4	0
	07/2024		$7,349	PLN	29,778	96	0

BRC	04/2024	CNH	1,775		$247	3	0
	04/2024	IDR	1,793,072		113	0	0
	04/2024	JPY	940,024		7,689	1,479	0
	04/2024		$2,375	CNH	17,085	0	(21)
	04/2024		2,948	DKK	20,090	0	(43)
	04/2024		67	JPY	10,062	0	(1)
	04/2024		301	NOK	3,190	0	(8)
	04/2024		12	THB	426	0	0
	04/2024		13	ZAR	243	0	0
	05/2024	JPY	420,000		$3,397	610	0
	05/2024		$226	NOK	2,435	0	(2)
	06/2024	ILS	301		$83	1	0
	06/2024	INR	7,028		85	1	0
	06/2024	KRW	7,492,316		5,739	164	0
	06/2024	MXN	638		37	0	(1)
	06/2024		$2,442	CZK	56,402	0	(37)

BSH	07/2024	BRL	6,600		$1,309	4	0

CBK	04/2024		16,238		3,279	42	0
	04/2024		$880	AUD	1,331	0	(13)
	04/2024		3,250	BRL	16,238	0	(12)
	04/2024		3,545	CHF	3,106	0	(101)
	04/2024		6,050	CNH	43,537	0	(51)
	04/2024		671	EUR	618	0	(4)
	04/2024		1,724	GBP	1,356	0	(13)
	04/2024		1,913	SEK	19,580	0	(84)
	05/2024	CAD	3,829		$2,819	0	(9)
	05/2024		$7,060	BRL	35,352	0	(33)
	05/2024		692	EUR	638	0	(3)
	06/2024	IDR	27,188		$2	0	0
	06/2024	INR	3,716		45	0	0
	06/2024	KRW	3,125,822		2,416	90	0
	06/2024	MXN	13,616		802	0	(7)
	06/2024	PEN	2,769		744	1	0
	06/2024		$1,784	COP	7,107,384	32	0
	06/2024		99	IDR	1,557,198	0	(1)
	06/2024		1,136	KRW	1,489,361	0	(28)
	10/2024		769	JPY	110,000	0	(23)
	01/2026	JPY	110,000		$810	21	0

DUB	04/2024	BRL	11,477		2,298	9	0
	04/2024	IDR	7,160,336		451	0	0
	04/2024		$2,283	BRL	11,477	5	0
	04/2024		254,133	EUR	233,812	0	(1,886)
	05/2024	BRL	11,514		$2,283	0	(5)
	05/2024		$1,469	BRL	7,291	0	(20)
	06/2024	KRW	7,895,647		$6,066	191	0
	06/2024	MXN	6,184		365	0	(3)

FAR	04/2024	JPY	13,168,286		87,092	104	0
	05/2024		$87,092	JPY	13,108,541	0	(101)
	06/2024	KRW	439,691		$342	15	0
	06/2024	MXN	6,887		407	0	(2)

142	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2024

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability

GLM	04/2024	BRL	249		$50	$0	$0
	04/2024	MXN	8,707		514	0	(9)
	04/2024		$50	BRL	249	0	0
	04/2024		725	DKK	4,960	0	(8)
	06/2024	IDR	4,714,075		$299	3	0
	06/2024	INR	27,539		330	1	0
	06/2024		$427	KRW	558,217	0	(12)
	06/2024		1,531	MXN	25,789	2	(1)
	06/2024		0	MYR	1	0	0
	07/2024	BRL	3,400		$686	14	0
	10/2024		$2,121	JPY	300,000	0	(85)
	01/2026	JPY	300,000		$2,229	77	0

JPM	04/2024	BRL	5,951		1,191	5	0
	04/2024	KRW	299,472		223	1	0
	04/2024		$1,216	BRL	5,951	0	(30)
	04/2024		8,564	CNH	61,489	0	(93)
	05/2024		13	TWD	421	0	0
	06/2024	IDR	1,582,711		$100	1	0
	06/2024	ILS	2,244		616	4	0
	06/2024	INR	134,608		1,617	7	0
	06/2024	KRW	8,367,469		6,446	220	0
	06/2024	MXN	294		17	0	0
	06/2024	TWD	245,201		7,973	283	0
	06/2024		$3,281	IDR	51,829,276	0	(22)
	07/2024	BRL	2,487		$498	7	0
	10/2024	JPY	800,000		6,444	1,014	0

MBC	04/2024	BRL	443		89	0	0
	04/2024	CNH	5,946		828	9	0
	04/2024	EUR	1,657		1,807	19	0
	04/2024	GBP	17,259		21,799	16	0
	04/2024	IDR	861,850		54	0	0
	04/2024	JPY	28,600		191	2	0
	04/2024	NOK	20,070		1,918	69	0
	04/2024		$700	AUD	1,077	2	0
	04/2024		89	BRL	443	0	0
	04/2024		1,667	CAD	2,261	2	0
	04/2024		2,385	CNH	17,146	0	(23)
	04/2024		1,649	EUR	1,515	0	(15)
	04/2024		51,824	JPY	7,766,551	0	(519)
	04/2024		1,019	RON	4,655	0	(9)
	04/2024		713	THB	25,388	0	(16)
	05/2024	CAD	2,260		$1,667	0	(2)
	05/2024	DKK	18,190		2,638	3	0
	05/2024		$389	EUR	360	0	(1)
	05/2024		21,803	GBP	17,259	0	(16)
	05/2024		13	TWD	416	0	0
	06/2024	ILS	598		$164	1	0
	06/2024	INR	7,189		86	0	0
	06/2024		$1,515	IDR	23,950,294	0	(9)
	10/2024	JPY	760,000		$6,094	936	0
	01/2025	DKK	5,400		793	0	0

MYI	04/2024	AUD	858		564	4	0
	04/2024	BRL	443		89	1	0
	04/2024	CNH	72,341		10,046	85	0
	04/2024	CNY	193,488		27,217	4	0
	04/2024	EUR	234,902		254,211	787	0
	04/2024	JPY	6,721,511		45,704	1,257	0
	04/2024	SEK	19,580		1,872	43	0
	04/2024		$89	BRL	443	0	0
	04/2024		905	CAD	1,229	2	0
	04/2024		3	HUF	1,226	0	0
	04/2024		6,760	JPY	989,970	0	(220)
	04/2024		334	SGD	445	0	(5)
	05/2024		27,217	CNY	193,774	0	(19)
	05/2024		254,519	EUR	234,902	0	(801)
	05/2024		23,405	JPY	3,522,680	0	(28)
	05/2024		1,226	SEK	12,920	0	(18)
	05/2024		2,744	TWD	85,756	0	(61)
	06/2024	INR	27,899		$336	2	0
	06/2024	KRW	2,540,081		1,953	63	0

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	143

Schedule of Investments	PIMCO International Bond Fund (Unhedged)	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	06/2024		$396	IDR	6,221,317	$0	$(5)
	06/2024		1	MYR	3	0	0

RBC	04/2024	DKK	3,918		$571	4	0
	04/2024		$215	CNY	1,522	0	0
	04/2024		525	DKK	3,575	0	(8)
	04/2024		16	MXN	279	1	0
	06/2024		563		9,515	2	0

SCX	04/2024	CNH	8,358		$1,165	14	0
	04/2024	DKK	41,983		6,124	52	0
	04/2024	NZD	2,161		1,298	7	0
	04/2024		$10,894	CNH	78,375	0	(95)
	04/2024		36,358	CNY	257,991	0	(73)
	05/2024		1,212	NOK	12,962	0	(17)
	05/2024		1,298	NZD	2,161	0	(7)
	06/2024	INR	174,599		$2,095	6	0
	06/2024	KRW	9,718,354		7,467	236	0
	06/2024		$3,501	IDR	55,272,577	0	(26)
	06/2024		7,070	INR	588,575	0	(28)

SSB	04/2024		1,100	CLP	1,065,429	0	(13)
	05/2024		13,057	MXN	221,862	201	0

TOR	04/2024	CHF	1,077		$1,195	0	0
	04/2024	JPY	57,700		395	13	0
	04/2024		$13,845	AUD	21,124	0	(80)
	04/2024		68,921	JPY	10,300,508	0	(877)
	04/2024		3,071	NOK	32,294	0	(96)
	05/2024	JPY	90,000		$597	0	0
	05/2024		$172	AUD	264	0	0
	05/2024		1,195	CHF	1,074	0	0

UAG	04/2024	AUD	24,479		$16,000	48	0
	04/2024		$8,391	ZAR	157,136	0	(105)
	05/2024		16,013	AUD	24,479	0	(48)
	06/2024		1,475	TWD	46,050	0	(31)

Total Forward Foreign Currency Contracts						$9,081	$(6,857)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.750%	07/15/2024	19,200	$38	$33

DUB	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.750	07/10/2024	13,800	38	24

NGF	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.750	06/20/2024	72,900	178	128

							$254	$185

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BPS	Put - OTC Euro-OAT France Government Bond 0.750% due 05/01/2052	EUR	97.000	05/23/2025	2,400	$182	$1,019

Total Purchased Options						$436	$1,204

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	5.250%	07/15/2024	19,200	$(19)	$(5)

BPS	Put - OTC 25-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.451	05/23/2025	2,400	(182)	(873)

CBK	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.560	04/18/2024	800	(2)	(4)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.850	04/18/2024	800	(2)	0

CKL	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.480	04/29/2024	4,700	(7)	(7)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.780	04/29/2024	4,700	(7)	(7)

144	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2024

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value

DUB	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	5.250%	07/10/2024	13,800	$(21)	$(3)

FAR	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.688	04/02/2024	1,400	(11)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.688	04/02/2024	1,400	(11)	(32)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.690	04/26/2024	2,550	(7)	(9)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.090	04/26/2024	2,550	(7)	(4)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.697	04/02/2024	4,200	(33)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.697	04/02/2024	4,200	(33)	(95)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.721	04/08/2024	1,500	(11)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.721	04/08/2024	1,500	(11)	(33)

JPM	Call - OTC 1-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	0.820	12/16/2024	12,500	(88)	(5)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.490	04/05/2024	1,300	(4)	(1)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.810	04/05/2024	1,300	(4)	0

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	04/02/2024	7,600	(18)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.250	04/02/2024	7,600	(18)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.690	04/26/2024	1,350	(4)	(5)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.090	04/26/2024	1,350	(4)	(2)

NGF	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.785	04/08/2024	2,300	(18)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.785	04/08/2024	2,300	(18)	(50)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.835	04/08/2024	2,200	(17)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.835	04/08/2024	2,200	(17)	(46)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	5.250	06/20/2024	72,900	(91)	(13)

							$(665)	$(1,194)

Total Written Options							$(665)	$(1,194)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
GST	South Korea Government International Bond	(1.000)%	Quarterly	06/20/2029	0.383%	$	1,900	$(55)	$0	$0	$(55)

MYC	South Korea Government International Bond	(1.000)	Quarterly	06/20/2029	0.383		1,900	(56)	0	0	(56)

								$(111)	$0	$0	$(111)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BRC	Italy Government International Bond	1.000%	Quarterly	06/20/2025	0.148%	$	1,900	$(46)	$66	$20	$0

CBK	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.148		1,300	(32)	46	14	0

								$(78)	$112	$34	$0

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(7)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Upfront Payable/ (Receivable)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
AZD	Floating rate equal to 3-Month AUD-LIBOR plus 0.290% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	01/04/2031	AUD	14,200		$10,698	$68	$(34)	$34	$0

BPS	Floating rate equal to 1-Day USD-SOFR Compounded-OIS plus 0.591% based on the notional amount of currency received	Floating rate equal to 1-Day JPY-SOFR based on the notional amount of currency delivered	Maturity	02/03/2026		$5,881	JPY	869,200	(25)	4	0	(21)

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	145

Schedule of Investments	PIMCO International Bond Fund (Unhedged)	(Cont.)

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(7)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
	Floating rate equal to 1-Day USD-SOFR Compounded-OIS plus 0.605% based on the notional amount of currency received	Floating rate equal to 1-Day JPY-SOFR based on the notional amount of currency delivered	Maturity	03/19/2026		$7,052	JPY	1,035,500	$(24)	$4	$0	$(20)
	Floating rate equal to 1-Day USD-SOFR Compounded-OIS plus 0.605% based on the notional amount of currency received	Floating rate equal to 1-Day JPY-SOFR based on the notional amount of currency delivered	Maturity	03/19/2026		26,796		3,924,100	242	15	257	0
	Floating rate equal to 1-Day USD-SOFR Compounded-OIS plus 0.605% based on the notional amount of currency received	Floating rate equal to 1-Day JPY-SOFR based on the notional amount of currency delivered	Maturity	03/19/2026		7,056		1,034,100	(10)	4	0	(6)

BRC	Floating rate equal to 1-Day USD-SOFR Compounded-OIS plus 0.590% based on the notional amount of currency received	Floating rate equal to 1-Day JPY-SOFR based on the notional amount of currency delivered	Maturity	02/03/2026		5,031		704,300	259	3	262	0

CBK	Floating rate equal to 1-Day USD-SOFR Compounded-OIS plus 0.586% based on the notional amount of currency received	Floating rate equal to 1-Day JPY-SOFR based on the notional amount of currency delivered	Maturity	02/03/2026		5,824		859,100	(13)	4	0	(9)
	Floating rate equal to 1-Day USD-SOFR Compounded-OIS plus 0.600% based on the notional amount of currency received	Floating rate equal to 1-Day JPY-SOFR based on the notional amount of currency delivered	Maturity	01/21/2026		13,467		1,876,000	728	10	738	0
	Floating rate equal to 3-Month AUD-LIBOR plus 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	07/31/2029	AUD	10,400		$7,176	2	26	28	0

GLM	Floating rate equal to 3-Month AUD-LIBOR plus 0.423% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	08/01/2029		10,600		7,314	(40)	28	0	(12)

GST	Floating rate equal to 1-Day USD-SOFR Compounded-OIS plus 0.610% based on the notional amount of currency received	Floating rate equal to 1-Day JPY-SOFR based on the notional amount of currency delivered	Maturity	01/21/2026		$11,264	JPY	1,569,100	676	10	686	0

									$1,863	$74	$2,005	$(68)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GST	Receive	3-Month MYR-KLIBOR	3.500%	Quarterly	03/20/2029	MYR	91,700	$121	$22	$143	$0
	Receive	3-Month MYR-KLIBOR	3.750	Quarterly	09/20/2033		20,930	133	(89)	44	0

								$254	$(67)	$187	$0

146	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2024

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(8)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BPS	Receive	iBoxx USD Liquid Investment Grade Index	N/A	1.128% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/20/2024	$	19,620	$248	$(245)	$3	$0

JPM	Receive	iBoxx USD Liquid Investment Grade Index	N/A	1.128% (1-Month USD-LIBOR plus a specified spread)	Maturity	09/20/2024		13,080	165	(161)	4	0

									$413	$(406)	$7	$0

Total Swap Agreements									$2,341	$(287)	$2,233	$(179)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(9)
AZD	$1	$0	$34	$35	$(52)	$0	$0	$(52)	$(17)	$0	$(17)
BOA	78	33	0	111	(39)	(5)	0	(44)	67	0	67
BPS	700	1,019	260	1,979	(723)	(873)	(47)	(1,643)	336	(250)	86
BRC	2,258	0	282	2,540	(113)	0	0	(113)	2,427	(2,190)	237
BSH	4	0	0	4	0	0	0	0	4	0	4
CBK	186	0	780	966	(382)	(4)	(9)	(395)	571	0	571
CKL	0	0	0	0	0	(14)	0	(14)	(14)	0	(14)
DUB	205	24	0	229	(1,914)	(3)	0	(1,917)	(1,688)	914	(774)
FAR	119	0	0	119	(103)	(45)	0	(148)	(29)	0	(29)
GLM	97	0	0	97	(115)	(128)	(12)	(255)	(158)	0	(158)
GST	0	0	873	873	0	0	(55)	(55)	818	0	818
JPM	1,542	0	4	1,546	(145)	(6)	0	(151)	1,395	(1,600)	(205)
MBC	1,059	0	0	1,059	(610)	0	0	(610)	449	(460)	(11)
MYC	0	0	0	0	0	(7)	(56)	(63)	(63)	0	(63)
MYI	2,248	0	0	2,248	(1,157)	0	0	(1,157)	1,091	(1,009)	82
NGF	0	128	0	128	0	(109)	0	(109)	19	0	19
RBC	7	0	0	7	(8)	0	0	(8)	(1)	0	(1)
SCX	315	0	0	315	(246)	0	0	(246)	69	0	69
SSB	201	0	0	201	(13)	0	0	(13)	188	0	188
TOR	13	0	0	13	(1,053)	0	0	(1,053)	(1,040)	1,040	0
UAG	48	0	0	48	(184)	0	0	(184)	(136)	268	132

Total Over the Counter	$9,081	$1,204	$2,233	$12,518	$(6,857)	$(1,194)	$(179)	$(8,230)

(m)

Securities with an aggregate market value of $2,222 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2024.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	147

Schedule of Investments	PIMCO International Bond Fund (Unhedged)	(Cont.)

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(8)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(9)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$3	$0	$0	$0	$629	$632
Swap Agreements	0	32	0	0	3,042	3,074

	$3	$32	$0	$0	$3,671	$3,706

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,081	$0	$9,081
Purchased Options	0	0	0	0	1,204	1,204
Swap Agreements	0	34	0	2,005	194	2,233

	$0	$34	$0	$11,086	$1,398	$12,518

	$3	$66	$0	$11,086	$5,069	$16,224

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$4	$0	$0	$0	$826	$830
Swap Agreements	0	30	0	0	976	1,006

	$4	$30	$0	$0	$1,802	$1,836

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,857	$0	$6,857
Written Options	0	0	0	0	1,194	1,194
Swap Agreements	0	111	0	68	0	179

	$0	$111	$0	$6,925	$1,194	$8,230

	$4	$141	$0	$6,925	$2,996	$10,066

The effect of Financial Derivative Instruments on the Statements of Operations for the period year March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$187	$187
Futures	0	0	0	0	10,746	10,746
Swap Agreements	0	(3,154)	0	0	9,085	5,931

	$0	$(3,154)	$0	$0	$20,018	$16,864

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(956)	$0	$(956)
Purchased Options	0	0	0	(30)	(177)	(207)
Written Options	0	0	0	80	935	1,015
Swap Agreements	0	442	0	2	164	608

	$0	$442	$0	$(904)	$922	$460

	$0	$(2,712)	$0	$(904)	$20,940	$17,324

148	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2024

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(13)	$(13)
Futures	0	0	0	0	(2,676)	(2,676)
Swap Agreements	0	1,076	0	0	524	1,600

	$0	$1,076	$0	$0	$(2,165)	$(1,089)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(13,138)	$0	$(13,138)
Purchased Options	0	0	0	0	(331)	(331)
Written Options	0	0	0	0	1,138	1,138
Swap Agreements	0	(429)	0	104	338	13

	$0	$(429)	$0	$(13,034)	$1,145	$(12,318)

	$0	$647	$0	$(13,034)	$(1,020)	$(13,407)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$374	$0	$374
Australia
Non-Agency Mortgage-Backed Securities	0	46	0	46
Sovereign Issues	0	1,052	0	1,052
Brazil
Sovereign Issues	0	2,239	0	2,239
Canada
Corporate Bonds & Notes	0	3,028	0	3,028
Non-Agency Mortgage-Backed Securities	0	2,178	0	2,178
Sovereign Issues	0	23,506	0	23,506
Cayman Islands
Asset-Backed Securities	0	49,032	0	49,032
Corporate Bonds & Notes	0	3,082	0	3,082
Sovereign Issues	0	816	0	816
Chile
Sovereign Issues	0	794	0	794
China
Sovereign Issues	0	38,666	0	38,666
Denmark
Corporate Bonds & Notes	0	12,465	0	12,465
France
Corporate Bonds & Notes	0	9,728	0	9,728
Sovereign Issues	0	22,068	0	22,068
Germany
Corporate Bonds & Notes	0	10,292	0	10,292
Hungary
Sovereign Issues	0	1,458	0	1,458
Ireland
Asset-Backed Securities	0	16,954	0	16,954
Corporate Bonds & Notes	0	1,464	0	1,464
Non-Agency Mortgage-Backed Securities	0	2,430	0	2,430
Israel
Sovereign Issues	0	6,890	0	6,890
Italy
Corporate Bonds & Notes	0	4,467	0	4,467
Sovereign Issues	0	1,388	0	1,388
Japan
Corporate Bonds & Notes	0	922	0	922
Sovereign Issues	0	62,056	0	62,056
Malaysia
Corporate Bonds & Notes	0	1,269	0	1,269
Sovereign Issues	0	10,088	0	10,088
Mexico
Sovereign Issues	0	3,520	0	3,520

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Netherlands
Corporate Bonds & Notes	$0	$2,512	$0	$2,512
New Zealand
Sovereign Issues	0	835	0	835
Norway
Sovereign Issues	0	1,344	0	1,344
Peru
Sovereign Issues	0	2,181	0	2,181
Poland
Sovereign Issues	0	6,046	0	6,046
Qatar
Corporate Bonds & Notes	0	504	0	504
Romania
Sovereign Issues	0	9,076	0	9,076
Saudi Arabia
Corporate Bonds & Notes	0	675	0	675
Sovereign Issues	0	12,241	0	12,241
Serbia
Sovereign Issues	0	1,691	0	1,691
Singapore
Sovereign Issues	0	1,958	0	1,958
South Korea
Sovereign Issues	0	41,439	0	41,439
Spain
Corporate Bonds & Notes	0	2,413	0	2,413
Sovereign Issues	0	11,792	0	11,792
Supranational
Corporate Bonds & Notes	0	1,119	0	1,119
Switzerland
Corporate Bonds & Notes	0	10,418	0	10,418
United Arab Emirates
Corporate Bonds & Notes	0	622	0	622
United Kingdom
Corporate Bonds & Notes	0	25,398	0	25,398
Non-Agency Mortgage-Backed Securities	0	19,060	0	19,060
Sovereign Issues	0	13,764	0	13,764
United States
Asset-Backed Securities	0	18,229	113	18,342
Corporate Bonds & Notes	0	48,982	0	48,982
Loan Participations and Assignments	0	1,558	702	2,260
Municipal Bonds & Notes	0	1,721	0	1,721
Non-Agency Mortgage-Backed Securities	0	93,620	1,195	94,815
U.S. Government Agencies	0	341,021	0	341,021
U.S. Treasury Obligations	0	99,238	0	99,238

See Accompanying Notes	ANNUAL REPORT	|	MARCH 31, 2024	149

Schedule of Investments	PIMCO International Bond Fund (Unhedged)	(Cont.)	March 31, 2024

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Short-Term Instruments
Commercial Paper	$0	$797	$0	$797
Repurchase Agreements	0	217	0	217
Short-Term Notes	0	25	0	25
Hungary Treasury Bills	0	1,074	0	1,074
Japan Treasury Bills	0	3,435	0	3,435

	$0	$1,067,277	$2,010	$1,069,287

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$160	$0	$0	$160

Total Investments	$160	$1,067,277	$2,010	$1,069,447

Short Sales, at Value - Liabilities
United States
U.S. Government Agencies	$0	$(121,140)	$0	$(121,140)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$314	$3,386	$0	$3,700
Over the counter	0	12,518	0	12,518

	$314	$15,904	$0	$16,218

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(631)	(1,202)	0	(1,833)
Over the counter	0	(8,230)	0	(8,230)

	$(631)	$(9,432)	$0	$(10,063)

Total Financial Derivative Instruments	$(317)	$6,472	$0	$6,155

Totals	$(157)	$952,609	$2,010	$954,462

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

150	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Notes to Financial Statements	March 31, 2024

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A and Class C shares of the funds (each, a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. The PIMCO Emerging Markets Full Spectrum Bond Fund may invest assets in funds of the Trust and funds of PIMCO Equity Series and PIMCO ETF Trust, affiliated open-end investment companies, except funds of funds and PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund (“Underlying PIMCO Funds”) and unaffiliated funds, which may or may not be registered under the Act (collectively, “Acquired Funds”). To the extent Underlying PIMCO Funds of the Trust or PIMCO Equity Series are held, Institutional Class or Class M shares will be held.

Hereinafter, the Board of Trustees of the Funds shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable. A debt obligation may be granted, in certain situations, a contractual or non-contractual forbearance for interest payments that are expected to be paid after agreed upon pay dates.

(b) Foreign Taxes A Fund may be subject to foreign taxes on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which a Fund invests. These foreign taxes, if any, are paid by a Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of March 31, 2024, if any, are disclosed in the Statements of Assets and Liabilities.

(c) Foreign Currency Translation The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based

ANNUAL REPORT	|	MARCH 31, 2024	151

Notes to Financial Statements	(Cont.)

on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. Certain Funds may invest directly or indirectly through investments in Underlying PIMCO Funds or Acquired Funds, as applicable, in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(d) Multi-Class Operations Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(e) Distributions to Shareholders The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Emerging Markets Bond Fund	Daily	Monthly

PIMCO Emerging Markets Corporate Bond Fund	Daily	Monthly

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Emerging Markets Currency and Short-Term Investments Fund	Daily	Monthly

PIMCO Emerging Markets Full Spectrum Bond Fund	Daily	Monthly

PIMCO Global Advantage® Strategy Bond Fund	Daily	Monthly

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	Daily	Monthly

PIMCO International Bond Fund (Unhedged)	Daily	Monthly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year. A Fund may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the

152	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2024

sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(f) New Accounting Pronouncements and Regulatory Updates In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, Reference Rate Reform (Topic 848), which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred or will occur during the period March 12, 2020 through December 31, 2024. In January 2021 and December 2022, FASB issued ASU 2021-01 and ASU 2022-06, which include additional amendments to Topic 848. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the U.S. Securities and Exchange Commission (“SEC”) adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading. As such, beginning in July 2024, the Funds must comply with certain new requirements which include, but are not limited to, making significant updates to the content of their shareholder reports and mailing paper copies of the new tailored shareholder reports to shareholders who have not opted to receive shareholder report documents electronically. At this time, management is evaluating the implications of these changes on the financial statements.

The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business day after the trade date (T+1). The effective date was May 5, 2023, and compliance with the amendments is required as of May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments were effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion). At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The NAV of a Fund’s shares, or each of their respective share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, each Fund’s shares are ordinarily valued as of the close of regular

ANNUAL REPORT	|	MARCH 31, 2024	153

Notes to Financial Statements	(Cont.)

trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, each Fund may calculate its NAV as of the NYSE Close for such day or such other time that a Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that a Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange or the NYSE Close if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale for settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), a Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

154	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2024

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in a Fund’s next calculated NAV.

Whole loans may be fair valued using inputs that take into account borrower- or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual loan; any new borrower- or loan-level data received in written reports periodically by a Fund normally will be taken into account in calculating the NAV. A Fund’s whole loan investments, including those originated by a Fund or through an alternative lending platform, generally are fair valued in accordance with procedures approved by the Board.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

Under certain circumstances, the per share NAV of a class of a Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Sources or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant

ANNUAL REPORT	|	MARCH 31, 2024	155

Notes to Financial Statements	(Cont.)

inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker

156	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2024

Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-

derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Securities that are smaller in size than institutional-sized or round lot positions of the particular security/instrument type may apply an adjustment factor to the daily vendor-provided price for the corresponding round lot position to arrive at a fair value for the applicable odd lot positions. The adjustment factor is determined by comparing the prices of internal trades with vendor prices, calculating the weighted average differences, and using that difference as an adjustment factor to vendor prices. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The PIMCO Emerging Markets Full Spectrum Bond Fund may invest substantially all or a significant portion of its assets in the Underlying PIMCO Funds and may also invest in the Acquired Funds. The Underlying PIMCO Funds are considered to be affiliated with the PIMCO Emerging Markets Full Spectrum Bond Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the transactions in and earnings from investments in these Underlying PIMCO Funds or Acquired Funds for the period ended March 31, 2024 (amounts in thousands†):

PIMCO Emerging Markets Full Spectrum Bond Fund

Underlying PIMCO Funds	Market Value 03/31/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2024	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Bond Fund	$61,092	$18,867	$(17,661)	$(670)	$4,047	$65,675	$3,185	$0

PIMCO Emerging Markets Corporate Bond Fund	58,809	11,960	(8,945)	(1,038)	1,798	62,584	2,733	0

PIMCO Emerging Markets Local Currency and Bond Fund	128,517	25,664	(31,659)	(4,907)	9,383	126,998	4,699	0

PIMCO Short-Term Floating NAV Portfolio III	3,532	85,217	(80,100)	3	(4)	8,648	411	0

Totals	$251,950	$141,708	$(138,365)	$(6,612)	$15,224	$263,905	$11,028	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund, unless otherwise advised on IRS Form 1099-DIV. See Note 2, Distributions to Shareholders in the Notes to Financial Statements for more information.

ANNUAL REPORT	|	MARCH 31, 2024	157

Notes to Financial Statements	(Cont.)

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act, rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2024 (amounts in thousands†):

Investments in PIMCO Short Asset Portfolio

Fund Name	Market Value 03/31/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2024	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Currency and Short-Term Investments Fund	$21,997	$1,212	$0	$0	$334	$23,543	$1,198	$0

PIMCO Global Advantage® Strategy Bond Fund	221	7	(230)	(7)	9	0	7	0

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	562	17	(585)	(11)	17	0	18	0

PIMCO International Bond Fund (Unhedged)	623	18	(647)	(14)	20	0	20	0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2024	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Bond Fund	$2,664	$1,498,405	$(1,468,200)	$(27)	$(3)	$32,839	$1,686	$0

PIMCO Emerging Markets Corporate Bond Fund	4,884	46,327	(43,070)	3	0	8,144	223	0

PIMCO Emerging Markets Currency and Short-Term Investments Fund	191	135,022	(106,400)	1	(4)	28,810	302	0

PIMCO Global Advantage® Strategy Bond Fund	2,843	151,897	(148,201)	9	(3)	6,545	493	0

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	102,838	918,609	(1,021,300)	131	(82)	196	5,807	0

PIMCO International Bond Fund (Unhedged)	34,343	433,300	(467,500)	24	(7)	160	1,600	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Bank Obligations in which a Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Delayed-Delivery Transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

158	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2024

Inflation-Indexed Bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by a Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

ANNUAL REPORT	|	MARCH 31, 2024	159

Notes to Financial Statements	(Cont.)

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) risks related to the capability of the servicer of the securitized assets; (iv) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, (v) the structure and complexity of the transaction and the legal documents may not be fully understood at the time of investment and could lead to disputes with the issuer or among investors regarding the characterization of proceeds or unexpected investment results; and (vi) the CDO’s manager may perform poorly.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds as of March 31, 2024, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the

160	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2024

U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The long-term effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.

Warrants are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to

ANNUAL REPORT	|	MARCH 31, 2024	161

Notes to Financial Statements	(Cont.)

resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by a Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians (in the case of tri-party repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, a Fund has used bilateral repurchase agreements wherein the underlying securities will be held by a Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to a Fund.

(b) Reverse Repurchase Agreements In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by a Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Short Sales Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

(d) Interfund Lending In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended March 31, 2024, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these

162	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2024

instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by a Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

ANNUAL REPORT	|	MARCH 31, 2024	163

Notes to Financial Statements	(Cont.)

Interest Rate Swaptions may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

Straddle Options (“Straddle”) are investment strategies that use combinations of options that allow a Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written Straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written Straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased Straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased Straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such

164	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2024

risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may fail to perform or meet an obligation or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indexes involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indexes are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indexes may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indexes are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indexes changes periodically, usually every six months, and for most indexes, each name has an equal weight in the index. Credit default swaps on credit indexes may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indexes are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular

ANNUAL REPORT	|	MARCH 31, 2024	165

Notes to Financial Statements	(Cont.)

referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indexes, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Cross-Currency Swap Agreements are entered into to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The net of the notional amount received/delivered, when translated to USD at the trade date, represents an upfront payable/receivable. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or ‘‘cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or ‘‘floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return and would receive payments in the event of a net negative total return.

166	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2024

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO Emerging Markets Bond Fund	PIMCO Emerging Markets Corporate Bond Fund	PIMCO Emerging Markets Currency and Short-Term Investments Fund	PIMCO Emerging Markets Full Spectrum Bond Fund	PIMCO Global Advantage® Strategy Bond Fund	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	PIMCO International Bond Fund (Unhedged)

Allocation	—	—	—	X	—	—	—

Acquired Fund	—	—	—	X	—	—	—

Small Fund Risk	—	X	—	—	—	—	—

Interest Rate	X	X	X	X	X	X	X

Call	X	X	X	X	X	X	X

Credit	X	X	X	X	X	X	X

High Yield	X	X	X	X	X	X	X

Distressed Company	—	—	—	X	—	—	—

Market	X	X	X	X	X	X	X

Issuer	X	X	X	X	X	X	X

Liquidity	X	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X	X

Commodity	—	—	—	X	—	—	—

Equity	X	—	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	X	X	X	X	X

Real Estate	X	X	X	X	—	—	—

Emerging Markets	X	X	X	X	X	X	X

Sovereign Debt	X	X	X	X	X	X	X

Currency	X	X	X	X	X	X	X

Smaller Company	—	—	—	X	—	—	—

Leveraging	X	X	X	X	X	X	X

Issuer Non-Diversification	—	—	—	—	—	X	—

Management	X	X	X	X	X	X	X

Short Exposure	X	X	X	X	X	X	X

Tax	—	—	—	X	—	—	—

Subsidiary	—	—	—	X	—	—	—

Value Investing	—	—	—	X	—	—	—

Arbitrage	—	—	—	X	—	—	—

Convertible Securities	—	—	—	X	—	—	—

Exchange-Traded Fund	—	—	—	X	—	—	—

LIBOR Transition	X	—	X	X	X	X	X

Contingent Convertible Securities	—	X	—	—	—	—	—

Allocation Risk is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk is the risk that a Fund’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives. In addition, a Fund’s performance will be reduced by the Fund’s proportionate amount of the expenses of any Acquired Funds in which it invests.

ANNUAL REPORT	|	MARCH 31, 2024	167

Notes to Financial Statements	(Cont.)

Small Fund Risk is the risk that a smaller fund may not achieve investment or trading efficiencies. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of fund shares.

Interest Rate Risk is the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Distressed Company Risk is the risk that securities of distressed companies may be subject to greater levels of market, issuer and liquidity risks. Distressed companies may be engaged in restructurings or bankruptcy proceedings, which may cause the value of their securities to fluctuate rapidly or unpredictably.

Market Risk is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. A Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Non-centrally-cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally-cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and a Fund’s performance.

Commodity Risk is the risk that investing in commodity-linked derivative instruments and commodities, either directly or indirectly through a subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments or commodities may be affected by changes in overall market movements, foreign currency exchange rates, commodity index volatility, changes in interest rates, or supply and demand factors affecting a particular industry or commodity market, such as drought, floods, weather, livestock disease, pandemics and public health emergencies, embargoes, taxation, war, terrorism, cyber hacking, economic and political developments, environmental proceedings,

168	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2024

tariffs, changes in storage costs, availability of transportation systems, and international economic, political and regulatory developments.

Equity Risk is the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities. In addition, preferred securities may be subject to greater credit or other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rates, regulatory changes and special redemption rights.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. A Fund may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with the other of the Fund’s guidelines), which generally carry higher levels of the foregoing risks.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk is the risk that a Fund’s investments in real estate investment trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Smaller Company Risk is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Leveraging Risk is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Issuer Non-Diversification Risk is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are

“non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Short Exposure Risk is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to a Fund.

Tax Risk is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative

ANNUAL REPORT	|	MARCH 31, 2024	169

Notes to Financial Statements	(Cont.)

instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions.

Subsidiary Risk is the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a “Subsidiary”), a Fund is indirectly exposed to the risks associated with a Subsidiary’s investments. The Subsidiaries are not registered under the Act and may not be subject to all the investor protections of the Act. There is no guarantee that the investment objective of a Subsidiary will be achieved.

Value Investing Risk is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Arbitrage Risk is the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected.

Convertible Securities Risk is the risk that arises because convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Exchange-Traded Fund Risk is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to a Fund invested in the exchange-traded fund.

LIBOR Transition Risk is the risk related to the discontinuation and replacement of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by a Fund rely or relied in some fashion upon LIBOR. Although the transition process away from LIBOR for most instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or the continued use of LIBOR on a Fund, or on certain instruments in which a Fund invests, which can be difficult to ascertain and could result in losses to a Fund.

Contingent Convertible Securities Risk is the risk of investing in contingent convertible securities, including the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of a Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that principal amount due can be written down to a lesser amount (including potentially zero), and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to a Fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/ environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund.

Government Intervention in Financial Markets Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown

170	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2024

weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk As the use of technology has become more prevalent in the course of business, a Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders may suffer losses as a result of a cyber security breach related to a Fund, its service providers, trading counterparties or the issuers in which a Fund invests.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback

ANNUAL REPORT	|	MARCH 31, 2024	171

Notes to Financial Statements	(Cont.)

transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. FCM customers, such as the Funds, are permitted to transfer their customer account (and cleared derivative transactions held in such customer account) from one FCM to another FCM. Upon completion of the transfer, the customer maintains the same economic position with respect to the outstanding exposure. As such, these transfers are not recognized as dispositions and reacquisitions of the affected derivative positions. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The porting of exposure between FCMs has no impact on the market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin; these values as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”)

govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

172	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2024

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2	I-3		Administrative Class		Class A	Class C
PIMCO Emerging Markets Bond Fund	0.45%	0.38%	0.48%	0.58%	(1)	N/A		0.50%	0.50%
PIMCO Emerging Markets Corporate Bond Fund	0.50%	0.40%	N/A	N/A		N/A		N/A	N/A
PIMCO Emerging Markets Currency and Short-Term Investments Fund	0.45%	0.40%	0.50%	N/A		N/A		0.55%	N/A
PIMCO Emerging Markets Full Spectrum Bond Fund	0.54%	0.40%	N/A	N/A		N/A		N/A	N/A
PIMCO Global Advantage® Strategy Bond Fund	0.35%	0.30%	N/A	N/A		N/A		0.45%	N/A
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	0.25%	0.30%	0.40%	N/A		0.30%	~	0.40%	0.40%
PIMCO International Bond Fund (Unhedged)	0.25%	0.25%	0.35%	0.45%	(1)	0.25%		0.40%	0.40%

(1)	PIMCO has contractually agreed, through July 31, 2024, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.
~	This share class was liquidated during the reporting period.

(c) Distribution and Servicing Fees PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

All Funds	—	0.25%
Class C

All Funds	0.75%	0.25%
	Distribution and/or Servicing Fee
Administrative Class

All Funds		0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2024, the Distributor retained $2,415,092 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational and offering expenses of the Trust and the Funds, and any other expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

ANNUAL REPORT	|	MARCH 31, 2024	173

Notes to Financial Statements	(Cont.)

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation Pursuant to the Expense Limitation Agreement, PIMCO has contractually agreed, through July 31, 2024, to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049% (the “Expense Limit”) (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. As of March 31, 2024, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2024, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the PIMCO Emerging Markets Bond Fund and PIMCO International Bond Fund (Unhedged). This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Expense Limitation Agreement and I-3 Fee Waiver Agreement, waiver amounts are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2024, the Funds below waived and/or reimbursed the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO Emerging Markets Bond Fund	$7

PIMCO International Bond Fund (Unhedged)	40

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(f) Acquired Fund Fees and Expenses The Underlying PIMCO Fund Expenses that are used for purposes of implementing the expense reduction described below are calculated using the advisory and supervisory and administrative fees for each Underlying PIMCO Fund over the total assets invested in Underlying PIMCO Funds. Underlying PIMCO Fund expenses for the Fund will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of a Fund’s assets.

PIMCO has contractually agreed, through July 31, 2024, to waive first, the Investment Advisory Fee and, second, to the extent necessary, the Supervisory and Administrative Fee it receives from the PIMCO Emerging Markets Full Spectrum Bond Fund in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with the Fund’s investments in Underlying PIMCO Funds, to the extent the Fund’s advisory fee or advisory fee and supervisory and administrative fee taken together are greater than or equal to the advisory fees and supervisory and administrative fees of the Underlying PIMCO Funds. This waiver will renew automatically for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2024, the amount waived and/or reimbursed was $2,010,604.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in

174	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2024

frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2024, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Emerging Markets Bond Fund	$648,991	$708,261	$403,044	$1,629,622

PIMCO Emerging Markets Corporate Bond Fund	43,695	42,115	38,127	33,996

PIMCO Emerging Markets Currency and Short-Term Investments Fund	213,454	213,259	348,889	244,693

PIMCO Emerging Markets Full Spectrum Bond Fund	60,456	53,851	61,724	69,010

PIMCO Global Advantage® Strategy Bond Fund	2,262,528	2,169,789	93,686	67,519

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	6,939,713	6,569,652	321,519	160,310

PIMCO International Bond Fund (Unhedged)	6,363,191	6,146,151	252,700	233,903

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Emerging Markets Bond Fund				PIMCO Emerging Markets Corporate Bond Fund

	Year Ended 03/31/2024		Year Ended 03/31/2023		Year Ended 03/31/2024		Year Ended 03/31/2023

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	46,249	$372,337	130,013	$1,065,846	2,690	$23,685	4,778	$42,313

I-2	15,136	122,598	27,457	222,617	N/A	N/A	N/A	N/A

I-3	1,068	8,675	1,069	8,867	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	3,542	28,444	8,760	71,110	N/A	N/A	N/A	N/A

Class C	70	569	92	756	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	8,255	66,451	18,123	146,630	458	4,035	384	3,378

I-2	3,206	25,889	5,212	42,184	N/A	N/A	N/A	N/A

I-3	102	825	94	760	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	899	7,253	1,221	9,880	N/A	N/A	N/A	N/A

Class C	30	242	45	367	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(204,819)	(1,645,076)	(190,547)	(1,577,359)	(2,867)	(25,314)	(6,950)	(61,130)

I-2	(38,767)	(310,618)	(33,684)	(275,680)	N/A	N/A	N/A	N/A

I-3	(966)	(7,734)	(604)	(4,920)	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	(5,984)	(48,271)	(12,119)	(99,093)	N/A	N/A	N/A	N/A

Class C	(209)	(1,684)	(316)	(2,599)	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	(172,188)	$(1,380,100)	(45,184)	$(390,634)	281	$2,406	(1,788)	$(15,439)

ANNUAL REPORT	|	MARCH 31, 2024	175

Notes to Financial Statements	(Cont.)

	PIMCO Emerging Markets Currency and Short-Term Investments Fund				PIMCO Emerging Markets Full Spectrum Bond Fund

	Year Ended 03/31/2024		Year Ended 03/31/2023		Year Ended 03/31/2024				Year Ended 03/31/2023

	Shares	Amount	Shares	Amount	Shares		Amount		Shares	Amount
Receipts for shares sold

Institutional Class	19,431	$145,579	24,212	$180,467	9,106		$54,737		13,693	$80,444

I-2	748	5,576	859	6,270	N/A		N/A		N/A	N/A

I-3	N/A	N/A	N/A	N/A	N/A		N/A		N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A		N/A		N/A	N/A

Class A	235	1,741	550	4,007	N/A		N/A		N/A	N/A

Class C	N/A	N/A	N/A	N/A	N/A		N/A		N/A	N/A
Issued as reinvestment of distributions

Institutional Class	4,836	35,836	2,696	19,749	2,469		14,814		2,330	13,642

I-2	38	279	10	70	N/A		N/A		N/A	N/A

I-3	N/A	N/A	N/A	N/A	N/A		N/A		N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A		N/A		N/A	N/A

Class A	70	518	37	270	N/A		N/A		N/A	N/A

Class C	N/A	N/A	N/A	N/A	N/A		N/A		N/A	N/A
Cost of shares redeemed

Institutional Class	(30,655)	(227,480)	(32,568)	(239,925)	(14,320)		(85,628)		(12,043)	(69,447)

I-2	(1,043)	(7,752)	(361)	(2,641)	N/A		N/A		N/A	N/A

I-3	N/A	N/A	N/A	N/A	N/A		N/A		N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A		N/A		N/A	N/A

Class A	(539)	(4,021)	(330)	(2,422)	N/A		N/A		N/A	N/A

Class C	N/A	N/A	N/A	N/A	N/A		N/A		N/A	N/A

Net increase (decrease) resulting from Fund share transactions	(6,879)	$(49,724)	(4,895)	$(34,155)	(2,745)		$(16,077)		3,980	$24,639

	PIMCO Global Advantage® Strategy Bond Fund				PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)

	Year Ended 03/31/2024		Year Ended 03/31/2023		Year Ended 03/31/2024				Year Ended 03/31/2023

	Shares	Amount	Shares	Amount	Shares		Amount		Shares	Amount
Receipts for shares sold

Institutional Class	6,500	$63,869	4,146	$41,365	33,328		$308,903		21,335	$200,870

I-2	N/A	N/A	N/A	N/A	5,135		47,631		6,774	64,621

I-3	N/A	N/A	N/A	N/A	N/A		N/A		N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	13	(a)	124	(a)	477	4,617

Class A	689	6,735	1,394	14,019	3,293		30,551		2,684	25,717

Class C	N/A	N/A	N/A	N/A	206		1,870		34	323
Issued as reinvestment of distributions

Institutional Class	878	8,607	1,295	12,842	1,961		18,175		4,812	44,580

I-2	N/A	N/A	N/A	N/A	136		1,260		500	4,629

I-3	N/A	N/A	N/A	N/A	N/A		N/A		N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	10	(a)	90	(a)	90	835

Class A	55	543	74	731	147		1,364		387	3,579

Class C	N/A	N/A	N/A	N/A	6		60		26	238
Cost of shares redeemed

Institutional Class	(4,727)	(46,565)	(7,240)	(72,265)	(21,161)		(195,544)		(17,441)	(166,510)

I-2	N/A	N/A	N/A	N/A	(6,234)		(57,324)		(4,481)	(42,095)

I-3	N/A	N/A	N/A	N/A	N/A		N/A		N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	(1,228	)(a)	(11,359	)(a)	(421)	(4,034)

Class A	(995)	(9,801)	(405)	(3,985)	(1,935)		(17,905)		(1,421)	(13,543)

Class C	N/A	N/A	N/A	N/A	(179)		(1,663)		(141)	(1,337)

Net increase (decrease) resulting from Fund share transactions	2,400	$23,388	(736)	$(7,293)	13,498		$126,233		13,214	$122,490

176	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2024

	PIMCO International Bond Fund (Unhedged)

	Year Ended 03/31/2024		Year Ended 03/31/2023

	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	21,688	$163,148	37,020	$287,231

I-2	10,173	75,933	10,949	84,626

I-3	2,347	17,491	3,484	27,185

Administrative Class	120	926	986	7,894

Class A	3,753	27,861	3,475	27,461

Class C	51	394	65	484
Issued as reinvestment of distributions

Institutional Class	1,753	13,092	2,057	15,763

I-2	1,080	8,055	1,023	7,817

I-3	353	2,635	512	3,918

Administrative Class	60	448	84	646

Class A	359	2,677	384	2,937

Class C	8	61	9	72
Cost of shares redeemed

Institutional Class	(27,053)	(200,745)	(67,725)	(528,256)

I-2	(13,931)	(104,032)	(10,536)	(82,560)

I-3	(9,423)	(71,671)	(5,111)	(39,738)

Administrative Class	(1,338)	(10,065)	(1,442)	(10,857)

Class A	(3,468)	(25,934)	(5,153)	(40,095)

Class C	(81)	(604)	(145)	(1,148)

Net increase (decrease) resulting from Fund share transactions	(13,549)	$(100,330)	(30,064)	$(236,620)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Administrative Class Shares liquidated at the close of business on March 15, 2024.

The following table discloses the number of persons who owned of record or beneficially 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of March 31, 2024. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO Emerging Markets Bond Fund	2	0	38%	0%

PIMCO Emerging Markets Corporate Bond Fund	1	1	12%	63%

PIMCO Emerging Markets Currency and Short-Term Investments Fund	0	2	0%	81%

PIMCO Emerging Markets Full Spectrum Bond Fund	3	0	91%	0%

PIMCO Global Advantage® Strategy Bond Fund	3	0	69%	0%

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	3	0	42%	0%

PIMCO International Bond Fund (Unhedged)	2	0	47%	0%

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

ANNUAL REPORT	|	MARCH 31, 2024	177

Notes to Financial Statements	(Cont.)

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2024, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2024, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO Emerging Markets Bond Fund	$0	$0	$(248,264)	$(979)	$(859,764)	$0	$0	$(1,109,007)

PIMCO Emerging Markets Corporate Bond Fund	1,500	0	(14,518)	(50)	(82,095)	0	0	(95,163)

PIMCO Emerging Markets Currency and Short-Term Investments Fund	0	0	(22,702)	(29)	(650,670)	0	(2,033)	(675,434)

PIMCO Emerging Markets Full Spectrum Bond Fund	0	0	(45,549)	(2)	(82,293)	0	(790)	(128,634)

PIMCO Global Advantage® Strategy Bond Fund	0	0	(25,597)	0	(7,276)	0	0	(32,873)

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	0	0	(49,090)	(719)	0	(17,143)	0	(66,952)

PIMCO International Bond Fund (Unhedged)	0	0	(91,794)	(148)	(2,872)	0	0	(94,814)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on hyperinflationary investments, swap contracts, straddle loss deferrals, sale/buyback transactions, passive foreign investment companies (PFICs), short positions, interest accrued on defaulted securities, and return of capital distributions from underlying funds.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational expenditures and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2023 through March 31, 2024 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2023 through March 31, 2024 and Ordinary losses realized during the period January 1, 2024 through March 31, 2024 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2024, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Emerging Markets Bond Fund	$165,091	$694,673

PIMCO Emerging Markets Corporate Bond Fund	21,589	60,506

PIMCO Emerging Markets Currency and Short-Term Investments Fund	363,090	287,580

PIMCO Emerging Markets Full Spectrum Bond Fund	4,862	77,431

PIMCO Global Advantage® Strategy Bond Fund	1,447	5,829

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	0	0

PIMCO International Bond Fund (Unhedged)	2,872	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

178	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2024

As of March 31, 2024, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Emerging Markets Bond Fund	$1,893,992	$67,919	$(316,978)	$(249,059)

PIMCO Emerging Markets Corporate Bond Fund	117,104	1,912	(16,428)	(14,516)

PIMCO Emerging Markets Currency and Short-Term Investments Fund	538,332	29,577	(52,083)	(22,506)

PIMCO Emerging Markets Full Spectrum Bond Fund	317,908	365	(45,913)	(45,548)

PIMCO Global Advantage® Strategy Bond Fund	403,416	13,850	(39,413)	(25,563)

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	1,003,674	53,995	(102,794)	(48,799)

PIMCO International Bond Fund (Unhedged)	1,057,396	31,505	(122,589)	(91,084)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on hyperinflationary investments, swap contracts, straddle loss deferrals, sale/buyback transactions, passive foreign investment companies (PFICs), interest accrued on defaulted securities, and return of capital distributions from underlying funds.

For the fiscal years ended March 31, 2024 and March 31, 2023, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2024			March 31, 2023

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Emerging Markets Bond Fund	$99,030	$0	$12,572	$218,881	$0	$0

PIMCO Emerging Markets Corporate Bond Fund	4,500	0	0	4,234	0	0

PIMCO Emerging Markets Currency and Short-Term Investments Fund	24,627	0	12,384	6,377	0	13,982

PIMCO Emerging Markets Full Spectrum Bond Fund	12,267	0	2,568	12,144	0	1,508

PIMCO Global Advantage® Strategy Bond Fund	4,489	0	4,745	9,899	3,686	0

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	24,175	3,181	0	45,169	22,363	0

PIMCO International Bond Fund (Unhedged)	0	0	29,215	206	10,428	24,240

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	|	MARCH 31, 2024	179

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Emerging Markets Bond Fund, PIMCO Emerging Markets Corporate Bond Fund, PIMCO Emerging Markets Currency and Short-Term Investments Fund, PIMCO Emerging Markets Full Spectrum Bond Fund, PIMCO Global Advantage® Strategy Bond Fund, PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) and PIMCO International Bond Fund (Unhedged)

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO Emerging Markets Bond Fund, PIMCO Emerging Markets Corporate Bond Fund, PIMCO Emerging Markets Currency and Short-Term Investments Fund, PIMCO Emerging Markets Full Spectrum Bond Fund, PIMCO Global Advantage® Strategy Bond Fund, PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) and PIMCO International Bond Fund (Unhedged) (seven of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2024, the related statements of operations for the year ended March 31, 2024, the statements of changes in net assets for each of the two years in the period ended March 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2024 and each of the financial highlights for each of the five years in the period ended March 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2024

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

180	PIMCO INTERNATIONAL BOND FUNDS

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services LLC

BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	MYI	Morgan Stanley & Co. International PLC

BOS	BofA Securities, Inc.	GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.

BPS	BNP Paribas S.A.	GSC	Goldman Sachs & Co. LLC	NOM	Nomura Securities International, Inc.

BRC	Barclays Bank PLC	GST	Goldman Sachs International	RBC	Royal Bank of Canada

BSH	Banco Santander S.A. - New York Branch	HUS	HSBC Bank USA N.A.	RCY	Royal Bank of Canada

CBK	Citibank N.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank, London

CDI	Natixis Singapore	JML	JP Morgan Securities Plc	SGY	Societe Generale, NY

CKL	Citibank N.A. London	JPM	JP Morgan Chase Bank N.A.	SOG	Societe Generale Paris

CLY	Crédit Agricole Corporate and Investment Bank	JPS	J.P. Morgan Securities LLC	SSB	State Street Bank and Trust Co.

DEU	Deutsche Bank Securities, Inc.	MBC	HSBC Bank Plc	TOR	The Toronto-Dominion Bank

DUB	Deutsche Bank AG	MEI	Merrill Lynch International	UAG	UBS AG Stamford

FAR	Wells Fargo Bank National Association

Currency Abbreviations:

AED	UAE Dirham	GBP	British Pound	PEN	Peruvian New Sol

ARS	Argentine Peso	HKD	Hong Kong Dollar	PHP	Philippine Peso

AUD	Australian Dollar	HUF	Hungarian Forint	PLN	Polish Zloty

BRL	Brazilian Real	IDR	Indonesian Rupiah	RON	Romanian New Leu

CAD	Canadian Dollar	ILS	Israeli Shekel	SEK	Swedish Krona

CHF	Swiss Franc	INR	Indian Rupee	SGD	Singapore Dollar

CLP	Chilean Peso	JPY	Japanese Yen	THB	Thai Baht

CNH	Chinese Renminbi (Offshore)	KES	Kenyan Schilling	TRY	Turkish New Lira

CNY	Chinese Renminbi (Mainland)	KRW	South Korean Won	TWD	Taiwanese Dollar

COP	Colombian Peso	KZT	Kazakhstani Tenge	UGX	Ugandan Shilling

CZK	Czech Koruna	MXN	Mexican Peso	USD	United States Dollar

DKK	Danish Krone	MYR	Malaysian Ringgit	UYU	Uruguayan Peso

DOP	Dominican Peso	NGN	Nigerian Naira	VND	Vietnamese Dong

EGP	Egyptian Pound	NOK	Norwegian Krone	ZAR	South African Rand

EUR	Euro	NZD	New Zealand Dollar	ZMW	Zambian Kwacha

Exchange Abbreviations:

CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:

BBSW3M	3 Month Bank Bill Swap Rate	EUR006M	6 Month EUR Swap Rate	SOFRINDX	Secured Overnight Financing Rate Index

CAONREPO	Canadian Overnight Repo Rate Average	IBR	Indicador Bancario de Referencia	SONIA3M IR	Sterling Overnight Index Average 3 Month Index Rate

CDX.EM	Credit Derivatives Index - Emerging Markets	LIBOR03M	3 Month USD-LIBOR	SONIO	Sterling Overnight Interbank Average Rate

CDX.IG	Credit Derivatives Index - Investment Grade	MUTKCALM	Tokyo Overnight Average Rate	SRFXON3	Swiss Overnight Rate Average (6PM)

CNREPOFIX	China Fixing Repo Rates 7-Day	SIBCSORA	Singapore Overnight Rate Average	TSFR1M	Term SOFR 1-Month

ESTRON	Euro Short-Term Rate

EUR003M	3 Month EUR Swap Rate	SOFR	Secured Overnight Financing Rate	TSFR3M	Term SOFR 3-Month

Other Abbreviations:

ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate	PIK	Payment-in-Kind

AID	Agency International Development	JIBAR	Johannesburg Interbank Agreed Rate	PRIBOR	Prague Interbank Offered Rate

ALT	Alternate Loan Trust	JSC	Joint Stock Company	REMIC	Real Estate Mortgage Investment Conduit

BABs	Build America Bonds	KLIBOR	Kuala Lumpur Interbank Offered Rate	STIBOR	Stockholm Interbank Offered Rate

BBR	Bank Bill Rate	KORIBOR	Korea Interbank Offered Rate	TBA	To-Be-Announced

BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	TBD	To-Be-Determined

BRL-CDI	Brazil Interbank Deposit Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TBD%	Interest rate to be determined when loan settles or at the time of funding

BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	MIBOR	Mumbai Interbank Offered Rate	TELBOR	Tel Aviv Inter-Bank Offered Rate

CHILIBOR	Chile Interbank Offered Rate	NIBOR	Norwegian Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

CLO	Collateralized Loan Obligation	OAT	Obligations Assimilables du Trésor	WIBOR	Warsaw Interbank Offered Rate

DAC	Designated Activity Company	OIS	Overnight Index Swap

EBITDA	Earnings before Interest, Taxes, Depreciation and Amoritization

ANNUAL REPORT	|	MARCH 31, 2024	181

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2024 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2024 was designated as “qualified dividend income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2024.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only). Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2024 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2024 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends. The Funds intend to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†

PIMCO Emerging Markets Bond Fund	0%	0%	$8,734	$0	$165,329

PIMCO Emerging Markets Corporate Bond Fund	0%	0%	531	0	3,108

PIMCO Emerging Markets Currency and Short-Term Investments Fund	0%	0%	13,477	0	25,897

PIMCO Emerging Markets Full Spectrum Bond Fund	0%	0%	32	0	2,007

PIMCO Global Advantage® Strategy Bond Fund	0%	0%	2,445	0	3,310

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	0%	0%	13,877	0	27,870

PIMCO International Bond Fund (Unhedged)	0%	0%	0	0	25,154

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2025, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2024.

Section 199A Dividends. Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends

PIMCO Emerging Markets Bond Fund	0%

PIMCO Emerging Markets Corporate Bond Fund	0%

PIMCO Emerging Markets Currency and Short-Term Investments Fund	0%

PIMCO Emerging Markets Full Spectrum Bond Fund	0%

PIMCO Global Advantage® Strategy Bond Fund	0%

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	0%

PIMCO International Bond Fund (Unhedged)	0%

182	PIMCO INTERNATIONAL BOND FUNDS

Management of the Trust	(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board – 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	161	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, State Auto Financial Corporation (2016-2022).

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee – 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	161	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

(*)	Unless otherwise noted, the information for the individuals listed is as of March 31, 2024.
(1)	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
(†)	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	|	MARCH 31, 2024	183

Management of the Trust	(Cont.)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Joshua D. Ratner (1976)** President	01/2024 to present	Executive Vice President and Head of Americas Fund and Client Operations; Deputy General Counsel, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO Flexible Real Estate Income Fund, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill (1980)** Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Carol K. Chan (1982) Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Alyssa M. Creighton (1974) Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Jason R. Duran (1977) Vice President	02/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Kenneth W. Lee (1972) Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Greg J. Mason (1980)*** Vice President	05/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Colleen P. McLaughlin (1983)*** Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Shiv Narain (1981) Vice President	01/2024 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Keith A. Werber (1973) Vice President	05/2022 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Paul T. Wildermuth (1979) Vice President	01/2024 to present	Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

184	PIMCO INTERNATIONAL BOND FUNDS

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Brandon T. Evans (1982) Deputy Treasurer	01/2024 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO Flexible Real Estate Income Fund and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Matthew L. Goodman (1977)** Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Laine E. Pacetti (1989) Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Jason R. Stern (1979)** Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Chi H. Vu (1983) Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

(*)	Unless otherwise noted, the information for the individuals listed is as of March 31, 2024.
(†)

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Access Income Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Dynamic Income Strategy Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

(**)	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
(***)	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	|	MARCH 31, 2024	185

Privacy Policy[1]	(Unaudited)

The Funds2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

186	PIMCO INTERNATIONAL BOND FUNDS

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 13-14, 2024, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2024. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2024.

ANNUAL REPORT	|	MARCH 31, 2024	187

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

1100 Main Street, Suite 400

Kansas City, MO 64105

Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

SS&C Global Investor & Distribution Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF3005AR_033124

PIMCO FUNDS

Annual Report

March 31, 2024

Municipal Value Funds

PIMCO California Municipal Intermediate Value Fund

PIMCO California Municipal Opportunistic Value Fund

PIMCO National Municipal Intermediate Value Fund

PIMCO National Municipal Opportunistic Value Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Market Insights

Dear Shareholder,

This annual report covers the 12-month reporting period ended March 31, 2024 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and a discussion of certain factors that affected performance during the reporting period.

The global economy continued to expand despite persistent inflation, tighter credit conditions, and geopolitical concerns affecting many countries. This resilience appeared particularly evident in the United States (“U.S.”). In contrast, several other developed market economies experienced relatively flat or negative growth over the reporting period.

Several central banks paused interest-rate hikes

Inflation eased over the reporting period but remained above central bank targets for many economies. Several central banks did not increase interest rates in the second half of 2023 and the beginning of 2024, following a series of rate increases in 2022 and the first half of 2023. The U.S. Federal Reserve (the “Fed”) raised the federal funds rate a total of 5.25% from March 2022 to July 2023, and then held rates steady from September 2023 to March 2024. At its March meeting, the Fed communicated that the policy rate may be at its peak for the most recent tightening cycle, and that it may be appropriate to begin cutting rates later in 2024. The European Central Bank (“ECB”) raised its deposit facility rate for the euro area a total of 4.50% from July 2022 to September 2023, and then held rates steady at its next four meetings. Meanwhile, the Bank of England (“BoE”) raised its Bank Rate a total of 5.15% from December 2019 to July 2023 and held rates steady at its next five meetings. Neither the ECB nor BoE ruled out the possibility of rate cuts in 2024. In contrast, the Bank of Japan raised its short-term policy rate from -0.1% to between zero and 0.1% in March 2024, which was the first increase since 2007.

Financial markets posted positive returns

The yield on the benchmark 10-year U.S. Treasury increased during the reporting period. In many other developed markets, yields on 10-year government bonds also moved higher. Overall, the global bond market rallied toward the end of 2023, bolstered by central bank officials’ policy pronouncements signaling a possible end to monetary tightening. However, the market then weakened during the first quarter of 2024. During the reporting period, lower-rated global bonds generally outperformed their higher-rated counterparts. Global equities rallied, while commodities were mixed. The U.S. dollar strengthened against the Japanese yen and, to a lesser extent, the euro, but fell relative to the British pound.

We continue to work diligently to navigate dynamic global markets and manage the assets that you have entrusted with us. We encourage you to speak with your financial advisor about your goals and visit global.pimco.com for our latest insights.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Total Returns of Certain Asset Classes for the Period Ended March 31, 2024

Asset Class (as measured by, currency)	12-Month

U.S. large cap equities (S&P 500 Index, USD)	29.88%

Global equities (MSCI World Index, USD)	25.11%

European equities (MSCI Europe Index, EUR)	14.79%

Emerging market equities (MSCI Emerging Markets Index, EUR)	8.15%

Japanese equities (Nikkei 225 Index, JPY)	46.50%

Emerging market local bonds (JPMorgan Government Bond Index-Emerging Markets Global Diversified Index, USD Unhedged)	4.91%

Emerging market external debt (JPMorgan Emerging Markets Bond Index (EMBI) Global, USD Hedged)	9.53%

Below investment grade bonds (ICE BofA Developed Markets High Yield Constrained Index, USD Hedged)	11.60%

Global investment grade credit bonds (Bloomberg Global Aggregate Credit Index, USD Hedged)	5.59%

Fixed-rate, local currency government debt of investment grade countries (Bloomberg Global Treasury Index, USD Hedged)	3.48%

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions or are appropriate for all investors and each investor should evaluate their ability to invest for the long-term, especially during periods of downturn in the market. Outlook and strategies are subject to change without notice.

2	MUNICIPAL VALUE FUNDS

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund (each, a “Fund” and collectively, the “Funds”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, remain high. In efforts to combat inflation, the U.S. Federal Reserve (the “Fed”) raised interest rates multiple times in 2022 and 2023. In the second half of 2023 and the beginning of 2024, however, the Fed paused the rate hikes, keeping interest rates steady. It is uncertain whether rates will remain steady, increase or decrease in the future. As such, the Funds may face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets”.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments and other sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

ANNUAL REPORT	MARCH 31, 2024	3

Important Information About the Funds (Cont.)

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

In February 2022, Russia launched an invasion of Ukraine. As a result, Russia and other countries, persons and entities that have provided material aid to Russia’s aggression against Ukraine, have been the subject of economic sanctions and import and export controls imposed by countries throughout the world, including the United States. Such measures have had and may continue to have an adverse effect on the Russian, Belarusian and other securities and economies, which may, in turn, negatively impact a Fund. The extent, duration and impact of Russia’s military action in Ukraine, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional, European and global economies and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. Further, a Fund may have investments in securities and instruments that are economically tied to the region and may have been negatively impacted by the sanctions and counter-sanctions by Russia, including declines in value and reductions in liquidity. The sanctions may cause a Fund to sell portfolio holdings at a disadvantageous time or price or to continue to hold investments that a Fund may no longer seek to hold. PIMCO will continue to actively manage these positions in the best interests of a Fund and its shareholders.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities. The United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR was traditionally an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on a Fund, or on certain instruments in which a Fund invests, which can be difficult to ascertain, and may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how and when industry participants adopt new reference rates for affected instruments. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of a Fund that holds such instrument. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Funds and issuers in which they invest. For example, if a bank at which a Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line

4	MUNICIPAL VALUE FUNDS

credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which a Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Funds invest remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Funds and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Funds and issuers in which they invest.

On each Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart reflects Institutional Class performance. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class shares is $250,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share class along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Diversification Status

PIMCO California Municipal Intermediate Value Fund	03/18/2019	03/18/2019	Non-Diversified

PIMCO California Municipal Opportunistic Value Fund	03/18/2019	03/18/2019	Non-Diversified

PIMCO National Municipal Intermediate Value Fund	03/18/2019	03/18/2019	Non-Diversified

PIMCO National Municipal Opportunistic Value Fund	03/18/2019	03/18/2019	Non-Diversified

ANNUAL REPORT	MARCH 31, 2024	5

Important Information About the Funds (Cont.)

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

SEC rules allow a Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary.

6	MUNICIPAL VALUE FUNDS

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Funds) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and exchange-traded fund (“ETF”) shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading. As such, beginning in July 2024, the Funds must comply with certain new requirements which include, but are not limited to, making significant updates to the content of their shareholder reports and mailing paper copies of the new tailored shareholder reports to shareholders who have not opted to receive shareholder report documents electronically.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In November 2022, the SEC adopted amendments to Form N-PX under the Investment Company Act of 1940, as amended, to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments were effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion).

ANNUAL REPORT	MARCH 31, 2024	7

PIMCO California Municipal Intermediate Value Fund

Cumulative Returns Through March 31, 2024

$250,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2024 •

	1 Year	5 Years	Fund Inception (12/07/15)
PIMCO California Municipal Intermediate Value Fund Institutional Class	2.38%	1.22%	1.72%
Bloomberg California 1-10 Year (1-12) Municipal Securities Index	2.10%	1.30%	1.60%
Lipper California Intermediate Municipal Debt Funds Average	2.77%	1.07%	1.46%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

• On March 15, 2019, the Gurtin California Municipal Intermediate Value Fund was reorganized into the PIMCO California Municipal Intermediate Value Fund. The inception date of the Gurtin California Municipal Intermediate Value Fund was December 7, 2015. Information presented from December 7, 2015 to March 15, 2019 is that of the Gurtin California Municipal Intermediate Value Fund.

♦ Average annual total return since 11/30/2015.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report) was 0.50%. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

8	MUNICIPAL VALUE FUNDS

Institutional Class - GCMVX

Allocation Breakdown as of March 31, 2024†§

Municipal Bonds & Notes
Ad Valorem Property Tax	30.6%
Lease (Abatement)	23.6%
Special Tax	7.1%
Port, Airport & Marina Revenue	6.5%
Health, Hospital & Nursing Home Revenue	4.8%
Tax Increment/Allocation Revenue	4.5%
Water Revenue	4.1%
Electric Power & Light Revenue	3.8%
Local or Guaranteed Housing	3.2%
College & University Revenue	2.5%
Lease (Appropriation)	1.8%
Lease (Non-Terminable)	1.6%
Other	1.4%
Short-Term Instruments‡	4.5%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO California Municipal Intermediate Value Fund seeks to provide current income exempt from regular federal income tax and California state personal income taxes while seeking to preserve capital and liquidity by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

ANNUAL REPORT	MARCH 31, 2024	9

PIMCO California Municipal Intermediate Value Fund (Cont.)

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Security selection within the special tax sector contributed to performance, as the Fund’s holdings outperformed the broader municipal market.

»	Overweight exposure to the lease-backed sector contributed to performance, as the sector outperformed the broader municipal market.

»	Underweight exposure to the housing sector contributed to performance, as the sector underperformed the broader municipal market.
»	Yield curve strategies detracted from performance, as municipal yields broadly increased.

»	Underweight exposure to the industrial revenue sector detracted from performance, as the sector outperformed the broader municipal market.

»	Underweight exposure to the transportation sector detracted from performance, as the sector outperformed the broader municipal market.

10	MUNICIPAL VALUE FUNDS

PIMCO California Municipal Opportunistic Value Fund

Cumulative Returns Through March 31, 2024

$250,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2024 •

	1 Year	5 Years	10 Years	Fund Inception (05/03/10)
PIMCO California Municipal Opportunistic Value Fund Institutional Class	3.68%	2.07%	2.70%	3.51%
Bloomberg California Municipal Bond Index	3.15%	1.60%	2.68%	3.43%
Lipper California Intermediate Municipal Debt Funds Average	2.77%	1.07%	1.81%	2.37%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

• On March 15, 2019, the Gurtin California Municipal Opportunistic Value Fund was reorganized into the PIMCO California Municipal Opportunistic Value Fund. The inception date of the Gurtin California Municipal Opportunistic Value Fund was May 3, 2010. Information presented from May 3, 2010 to March 15, 2019 is that of the Gurtin California Municipal Opportunistic Value Fund.

♦ Average annual total return since 4/30/2010.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report) was 0.63%. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

ANNUAL REPORT	MARCH 31, 2024	11

Institutional Class - GCMFX

Allocation Breakdown as of March 31, 2024†§

Municipal Bonds & Notes
Ad Valorem Property Tax	26.9%
Lease (Abatement)	15.0%
Port, Airport & Marina Revenue	12.6%
Health, Hospital & Nursing Home Revenue	7.5%
Local or Guaranteed Housing	4.4%
College & University Revenue	4.2%
Water Revenue	3.1%
Electric Power & Light Revenue	2.8%
Lease (Appropriation)	2.3%
Highway Revenue Tolls	1.9%
Lease (Non-Terminable)	1.9%
Miscellaneous Taxes	1.7%
Tobacco Settlement Funded	1.7%
Special Tax	1.4%
Sales Tax Revenue	1.4%
Tax Increment/Allocation Revenue	1.1%
Other	2.0%
Short-Term Instruments‡	8.1%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO California Municipal Opportunistic Value Fund seeks to provide current income exempt from regular federal income tax and California state personal income taxes while seeking to preserve capital and liquidity by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

12	MUNICIPAL VALUE FUNDS

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Yield curve strategies contributed to performance, as municipal yields broadly increased.

»	Security selection within the special tax sector contributed to performance, as the Fund’s holdings outperformed the broader municipal market.

»	Overweight exposure to the lease-backed sector contributed to performance, as the sector outperformed the broader municipal market.
»	Underweight exposure to the industrial revenue sector detracted from performance, as the sector outperformed the broader municipal market.

»	Security selection within the electric utility sector detracted from performance, as the Fund’s holdings underperformed the broader municipal market.

»	Security selection within the education sector detracted from performance, as the Fund’s holdings underperformed the broader municipal market.

ANNUAL REPORT	MARCH 31, 2024	13

PIMCO National Municipal Intermediate Value Fund

Cumulative Returns Through March 31, 2024

$250,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2024 •

	1 Year	5 Years	Fund Inception (12/01/15)
PIMCO National Municipal Intermediate Value Fund Institutional Class	2.21%	1.46%	1.82%
Bloomberg Municipal Bond 1-10 Year Blend (1-12) Index	2.18%	1.44%	1.76%
Lipper Intermediate Municipal Debt Funds Average	3.31%	1.44%	1.78%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

• On March 15, 2019, the Gurtin National Municipal Intermediate Value Fund was reorganized into the PIMCO National Municipal Intermediate Value Fund. The inception date of the Gurtin National Municipal Intermediate Value Fund was December 1, 2015. Information presented from December 1, 2015 to March 15, 2019 is that of the Gurtin National Municipal Intermediate Value Fund.

♦ Average annual total return since 11/30/2015.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report) was 0.50%. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

14	MUNICIPAL VALUE FUNDS

Institutional Class - GNMVX

Allocation Breakdown as of March 31, 2024†§

Municipal Bonds & Notes
Ad Valorem Property Tax	38.8%
Local or Guaranteed Housing	7.5%
Highway Revenue Tolls	7.1%
Lease (Appropriation)	6.5%
College & University Revenue	5.3%
Lease (Renewal)	4.0%
Port, Airport & Marina Revenue	3.2%
Lease Revenue	2.8%
Hotel Occupancy Tax	2.3%
Fuel Sales Tax Revenue	2.2%
Appropriations	2.2%
Health, Hospital & Nursing Home Revenue	1.7%
Sewer Revenue	1.6%
Water Revenue	1.3%
Sales Tax Revenue	1.1%
Miscellaneous Revenue	1.0%
Other	5.2%
Short-Term Instruments‡	6.2%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO National Municipal Intermediate Value Fund seeks to provide current income exempt from regular federal income tax while seeking to preserve capital and liquidity by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

ANNUAL REPORT	MARCH 31, 2024	15

PIMCO National Municipal Intermediate Value Fund (Cont.)

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Yield curve strategies contributed to performance, as municipal yields broadly increased.

»	Security selection within the housing sector contributed to performance, as the Fund’s holdings outperformed the broader municipal market.

»	Security selection within the transportation sector contributed to performance, as the Fund’s holdings outperformed the broader municipal market.
»	Underweight exposure to the industrial revenue sector detracted from performance, as the sector outperformed the broader municipal market.

»	Underweight exposure to the healthcare sector detracted from performance, as the sector outperformed the broader municipal market.

»	Security selection within the electric utility sector detracted from performance, as the Fund’s holdings underperformed the broader municipal market.

16	MUNICIPAL VALUE FUNDS

PIMCO National Municipal Opportunistic Value Fund

Cumulative Returns Through March 31, 2024

$250,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2024 •

	1 Year	5 Years	10 Years	Fund Inception (05/03/10)
PIMCO National Municipal Opportunistic Value Fund Institutional Class	3.49%	1.83%	2.67%	3.40%
Bloomberg Municipal Bond Index	3.13%	1.59%	2.66%	3.18%
Lipper General & Insured Municipal Debt Funds Average	3.96%	1.29%	2.46%	3.00%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

• On March 15, 2019, the Gurtin National Municipal Opportunistic Value Fund was reorganized into the PIMCO National Municipal Opportunistic Value Fund. The inception date of the Gurtin National Municipal Opportunistic Value Fund was May 3, 2010. Information presented from May 3, 2010 to March 15, 2019 is that of the Gurtin National Municipal Opportunistic Value Fund.

♦ Average annual total return since 04/30/2010.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report) was 0.63%. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

ANNUAL REPORT	MARCH 31, 2024	17

Institutional Class - GNMFX

Allocation Breakdown as of March 31, 2024†§

Municipal Bonds & Notes
Ad Valorem Property Tax	19.1%
Port, Airport & Marina Revenue	13.0%
Health, Hospital & Nursing Home Revenue	12.8%
Highway Revenue Tolls	8.4%
Fuel Sales Tax Revenue	6.1%
Lease (Appropriation)	5.5%
Local or Guaranteed Housing	4.7%
Sales Tax Revenue	4.5%
College & University Revenue	4.3%
Natural Gas Revenue	2.6%
Lease Revenue	2.3%
Income Tax Revenue	2.2%
Miscellaneous Taxes	1.8%
Appropriations	1.6%
Multiple Utility Revenue	1.4%
Other	5.0%
Short-Term Instruments‡	4.7%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO National Municipal Opportunistic Value Fund seeks to provide current income exempt from regular federal income tax while seeking to preserve capital and liquidity by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

18	MUNICIPAL VALUE FUNDS

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Yield curve strategies contributed to performance, as municipal yields broadly increased.

»	Security selection within the special tax sector contributed to performance, as the Fund’s holdings outperformed the broader municipal market.

»	Overweight exposure to the transportation sector contributed to performance, as the sector outperformed the broader municipal market.
»	Security selection within the water and sewer sector detracted from performance, as the Fund’s holdings underperformed the broader municipal market.

»	Underweight exposure to the industrial revenue sector detracted from performance, as the sector outperformed the broader municipal market.

»	Underweight exposure to lease-backed sector detracted from performance, as the sector outperformed the broader municipal market.

ANNUAL REPORT	MARCH 31, 2024	19

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2023 to March 31, 2024 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

20	MUNICIPAL VALUE FUNDS

		Actual		Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO California Municipal Intermediate Value Fund
Institutional Class	$1,000.00	$1,046.90	$1.98	$1,000.00	$1,022.92	$1.96	0.39%
PIMCO California Municipal Opportunistic Value Fund
Institutional Class	$1,000.00	$1,060.50	$3.07	$1,000.00	$1,021.88	$3.02	0.60%
PIMCO National Municipal Intermediate Value Fund
Institutional Class	$1,000.00	$1,050.00	$1.99	$1,000.00	$1,022.92	$1.96	0.39%
PIMCO National Municipal Opportunistic Value Fund
Institutional Class	$1,000.00	$1,062.40	$3.08	$1,000.00	$1,021.88	$3.02	0.60%
* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 7, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2024	21

Benchmark Descriptions

Index*	Benchmark Description

Bloomberg California 1-10 Year (1-12) Municipal Securities Index	The Bloomberg California 1-10 Year (1-12) Municipal Securities Index is a component of the Bloomberg California Municipal Bond Index, a subset of the Bloomberg Municipal Bond Index. The Bloomberg California Municipal Bond Index is the California component of the Bloomberg Municipal Bond Index, which consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The Bloomberg Municipal Bond Index is made up of all investment-grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

Bloomberg California Municipal Bond Index	The Bloomberg California Municipal Bond Index is the California component of the Bloomberg Municipal Bond Index, which consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment-grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

Bloomberg Municipal Bond 1-10 Year Blend (1-12) Index	Bloomberg Municipal Bond 1-10 Year Blend (1-12) Index is the 1-10 Year Blend (1-12) component of the Bloomberg Municipal Bond Index, which consists of a broad selection of investment-grade general obligation bonds and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

Bloomberg Municipal Bond Index	Bloomberg Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

*	It is not possible to invest directly in an unmanaged index.

22	MUNICIPAL VALUE FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	MARCH 31, 2024	23

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total	Net Asset Value End of Year or Period(a)

PIMCO California Municipal Intermediate Value Fund

Institutional Class

03/31/2024	$10.00	$0.20	$0.03	$0.23	$(0.20)	$0.00	$(0.20)	$10.03

03/31/2023	10.08	0.17	(0.08)	0.09	(0.17)	0.00	(0.17)	10.00

03/31/2022	10.59	0.14	(0.51)	(0.37)	(0.14)	(0.00)	(0.14)	10.08

03/31/2021	10.43	0.18	0.20	0.38	(0.17)	(0.05)	(0.22)	10.59

03/31/2020	10.32	0.18	0.11	0.29	(0.18)	0.00	(0.18)	10.43

PIMCO California Municipal Opportunistic Value Fund

Institutional Class

03/31/2024	$9.81	$0.31	$0.04	$0.35	$(0.31)	$0.00	$(0.31)	$9.85

03/31/2023	9.91	0.27	(0.10)	0.17	(0.27)	0.00	(0.27)	9.81

03/31/2022	10.28	0.22	(0.36)	(0.14)	(0.22)	(0.01)	(0.23)	9.91

03/31/2021	10.18	0.25	0.12	0.37	(0.25)	(0.02)	(0.27)	10.28

03/31/2020	10.16	0.26	0.02	0.28	(0.26)	0.00	(0.26)	10.18

PIMCO National Municipal Intermediate Value Fund

Institutional Class

03/31/2024	$10.07	$0.24	$(0.02)	$0.22	$(0.24)	$0.00	$(0.24)	$10.05

03/31/2023	10.17	0.19	(0.10)	0.09	(0.19)	0.00	(0.19)	10.07

03/31/2022	10.67	0.14	(0.50)	(0.36)	(0.14)	0.00	(0.14)	10.17

03/31/2021	10.44	0.17	0.23	0.40	(0.17)	0.00	(0.17)	10.67

03/31/2020	10.24	0.20	0.20	0.40	(0.20)	0.00	(0.20)	10.44

24	MUNICIPAL VALUE FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

2.38%	$27,357	0.39%	0.50%	0.39%	0.50%	2.06%	24%

0.96	26,377	0.39	0.50	0.39	0.50	1.71	4

(3.52)	66,115	0.39	0.50	0.39	0.50	1.34	11

3.65	70,364	0.39	0.50	0.39	0.50	1.68	5

2.80	51,154	0.39	0.50	0.39	0.50	1.71	17

3.68%	$268,432	0.60%	0.63%	0.60%	0.63%	3.22%	11%

1.76	235,747	0.60	0.63	0.60	0.63	2.72	45

(1.35)	204,990	0.60	0.63	0.60	0.63	2.16	15

3.62	235,987	0.60	0.63	0.60	0.63	2.39	20

2.73	250,393	0.60	0.63	0.60	0.63	2.56	16

2.21%	$121,511	0.39%	0.50%	0.39%	0.50%	2.40%	22%

0.90	133,545	0.39	0.50	0.39	0.50	1.85	27

(3.44)	213,077	0.39	0.50	0.39	0.50	1.29	7

3.89	183,600	0.39	0.50	0.39	0.50	1.63	23

3.90	158,637	0.39	0.50	0.39	0.50	1.91	15

ANNUAL REPORT	MARCH 31, 2024	25

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total	Net Asset Value End of Year or Period(a)

PIMCO National Municipal Opportunistic Value Fund

Institutional Class

03/31/2024	$9.83	$0.32	$0.01	$0.33	$(0.32)	$0.00	$(0.32)	$9.84

03/31/2023	10.03	0.28	(0.20)	0.08	(0.28)	0.00	(0.28)	9.83

03/31/2022	10.49	0.24	(0.46)	(0.22)	(0.24)	0.00	(0.24)	10.03

03/31/2021	10.38	0.21	0.12	0.33	(0.21)	(0.01)	(0.22)	10.49

03/31/2020	10.25	0.27	0.13	0.40	(0.27)	0.00	(0.27)	10.38

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

26	MUNICIPAL VALUE FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

3.49%	$314,181	0.60%	0.63%	0.60%	0.63%	3.34%	13%

0.88	305,030	0.60	0.63	0.60	0.63	2.89	19

(2.18)	204,459	0.60	0.63	0.60	0.63	2.26	12

3.21	244,199	0.60	0.63	0.60	0.63	2.02	11

3.88	253,991	0.60	0.63	0.60	0.63	2.60	14

ANNUAL REPORT	MARCH 31, 2024	27

Statements of Assets and Liabilities

March 31, 2024

(Amounts in thousands†, except per share amounts)
	PIMCO California Municipal Intermediate Value Fund	PIMCO California Municipal Opportunistic Value Fund	PIMCO National Municipal Intermediate Value Fund	PIMCO National Municipal Opportunistic Value Fund

Assets:

Investments, at value
Investments in securities	$26,004	$244,461	$114,116	$296,491
Investments in Affiliates	1,098	20,949	7,125	14,233
Receivable for Fund shares sold	0	735	0	1,115
Interest and/or dividends receivable	300	2,990	1,274	4,195
Dividends receivable from Affiliates	4	88	32	57
Reimbursement receivable from PIMCO	2	7	11	8

Total Assets	27,408	269,230	122,558	316,099

Liabilities:

Payable for investments purchased	$0	$0	$582	$973
Payable for investments in Affiliates purchased	4	100	36	65
Payable for Fund shares redeemed	35	556	376	712
Distributions payable	0	0	1	1
Accrued investment advisory fees	7	90	31	106
Accrued supervisory and administrative fees	5	52	21	61

Total Liabilities	51	798	1,047	1,918

Commitments and Contingent Liabilities^

Net Assets	$27,357	$268,432	$121,511	$314,181

Net Assets Consist of:

Paid in capital	$29,197	$265,892	$129,103	$313,582
Distributable earnings (accumulated loss)	(1,840)	2,540	(7,592)	599

Net Assets	$27,357	$268,432	$121,511	$314,181

Net Assets:

Institutional Class	$27,357	$268,432	$121,511	$314,181

Shares Issued and Outstanding:

Institutional Class	2,728	27,249	12,093	31,934

Net Asset Value Per Share Outstanding(a):

Institutional Class	$10.03	$9.85	$10.05	$9.84

Cost of investments in securities	$26,316	$241,352	$116,225	$294,983

Cost of investments in Affiliates	$1,098	$20,938	$7,123	$14,230

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 7, Fees and Expenses, in the Notes to Financial Statements for more information.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

28	MUNICIPAL VALUE FUNDS	See Accompanying Notes

Statements of Operations

Year Ended March 31, 2024
(Amounts in thousands†)	PIMCO California Municipal Intermediate Value Fund	PIMCO California Municipal Opportunistic Value Fund	PIMCO National Municipal Intermediate Value Fund	PIMCO National Municipal Opportunistic Value Fund

Investment Income:

Interest	$568	$8,387	$2,962	$11,133
Dividends	15	32	25	38
Dividends from Investments in Affiliates	59	988	369	697
Total Income	642	9,407	3,356	11,868

Expenses:

Investment advisory fees	79	984	361	1,203
Supervisory and administrative fees	52	566	240	692
Trustee fees	0	1	1	2
Interest expense	0	0	0	1
Total Expenses	131	1,551	602	1,898
Waiver and/or Reimbursement by PIMCO	(29)	(74)	(132)	(90)
Net Expenses	102	1,477	470	1,808

Net Investment Income (Loss)	540	7,930	2,886	10,060

Net Realized Gain (Loss):

Investments in securities	(178)	(73)	(780)	(595)

Investments in Affiliates	2	9	0	15

Net Realized Gain (Loss)	(176)	(64)	(780)	(580)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	411	1,287	293	609

Investments in Affiliates	(1)	(4)	2	(11)

Net Change in Unrealized Appreciation (Depreciation)	410	1,283	295	598

Net Increase (Decrease) in Net Assets Resulting from Operations	$774	$9,149	$2,401	$10,078

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2024	29

Statements of Changes in Net Assets

(Amounts in thousands†)	PIMCO California Municipal Intermediate Value Fund		PIMCO California Municipal Opportunistic Value Fund
	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$540	$676	$7,930	$6,017
Net realized gain (loss)	(176)	(1,232)	(64)	(515)
Net change in unrealized appreciation (depreciation)	410	248	1,283	(1,209)

Net Increase (Decrease) in Net Assets Resulting from Operations	774	(308)	9,149	4,293

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(544)	(683)	(7,939)	(6,080)

Total Distributions(a)	(544)	(683)	(7,939)	(6,080)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions*	750	(38,747)	31,475	32,544

Total Increase (Decrease) in Net Assets	980	(39,738)	32,685	30,757

Net Assets:
Beginning of year	26,377	66,115	235,747	204,990
End of year	$27,357	$26,377	$268,432	$235,747

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 11, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

30	MUNICIPAL VALUE FUNDS	See Accompanying Notes

PIMCO National Municipal Intermediate Value Fund		PIMCO National Municipal Opportunistic Value Fund
Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023

$2,886	$2,820	$10,060	$8,362
(780)	(3,225)	(580)	(239)
295	663	598	(3,669)

2,401	258	10,078	4,454

(2,881)	(2,820)	(10,065)	(8,362)

(2,881)	(2,820)	(10,065)	(8,362)

(11,554)	(76,970)	9,138	104,479

(12,034)	(79,532)	9,151	100,571

133,545	213,077	305,030	204,459
$121,511	$133,545	$314,181	$305,030

ANNUAL REPORT	MARCH 31, 2024	31

Schedule of Investments PIMCO California Municipal Intermediate Value Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 95.1%

MUNICIPAL BONDS & NOTES 94.6%

CALIFORNIA 86.1%

Acalanes Union High School District, California General Obligation Bonds, Series 2010
0.000% due 08/01/2035 (b)	$250	$289

Anaheim City School District, California General Obligation Bonds, (AGM/CR/NPFGC Insured), Series 2007
0.000% due 08/01/2030 (a)	385	318

Anaheim Housing & Public Improvements Authority, California Revenue Bonds, Series 2022
5.000% due 10/01/2036	545	585

Antelope Valley Community College District, California General Obligation Bonds, Series 2022
0.000% due 08/01/2036 (a)	225	140

California Health Facilities Financing Authority Revenue Bonds, Series 2017
5.000% due 11/15/2032	350	379
5.000% due 02/01/2035	250	264

California School Finance Authority Revenue Bonds, Series 2020
4.000% due 07/01/2034	300	318

California School Finance Authority Revenue Notes, Series 2020
4.000% due 07/01/2029	250	264

California State General Obligation Notes, Series 2020
4.000% due 11/01/2030	245	265

California State Public Works Board Revenue Notes, Series 2017
5.000% due 10/01/2027	220	236

California State Public Works Board Revenue Notes, Series 2022
5.000% due 08/01/2032	225	261

California Statewide Communities Development Authority Revenue Bonds, (CM Insured), Series 2018
5.000% due 07/01/2031	600	657

Central Unified School District, California Certificates of Participation Bonds, (BAM Insured), Series 2019
5.000% due 08/01/2032	250	268

Chabot-Las Positas Community College District, California General Obligation Bonds, Series 2023
5.000% due 08/01/2039	125	146

Corona Public Financing Authority, California Revenue Notes, Series 2016
5.000% due 11/01/2026	580	611

East Bay Municipal Utility District Water System, California Revenue Bonds, Series 2015
5.000% due 06/01/2035	405	414

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

East Side Union High School District, California General Obligation Bonds, Series 2015
5.000% due 08/01/2030	$605	$622

Escondido, California General Obligation Bonds, Series 2015
5.000% due 09/01/2036	500	512

Fairfield-Suisun Unified School District, California General Obligation Notes, Series 2022
4.000% due 08/01/2026	250	257

Folsom Redevelopment Agency Successor Agency, California Tax Allocation Bonds, (BAM Insured), Series 2016
4.000% due 08/01/2028	905	921

Gilroy Unified School District, California Certificates of Participation Notes, (BAM Insured), Series 2016
4.000% due 04/01/2026	330	335

Glendale, California Electric Revenue Bonds, Series 2016
5.000% due 02/01/2030	475	495

Hacienda, Louisiana Puente Unified School District, California Certificates of Participation Bonds, (AGM Insured), Series 2021
4.000% due 06/01/2033	295	313

Jefferson School District/San Joaquin County, California General Obligation Bonds, (BAM Insured), Series 2022
4.000% due 08/01/2034	350	380

Kern Community College District, California General Obligation Bonds, (AGM Insured), Series 2006
0.000% due 11/01/2028 (a)	500	435

Kern High School District, California General Obligation Notes, (AGM Insured), Series 2020
4.000% due 08/01/2027	300	312

Los Angeles Department of Airports, California Revenue Bonds, Series 2017
5.000% due 05/15/2032	920	962

Los Angeles Unified School District, California General Obligation Notes, Series 2023
5.000% due 07/01/2031	500	588

Lynwood Unified School District, California Certificates of Participation Bonds, (AGM Insured), Series 2016
5.000% due 10/01/2028	375	391

Municipal Improvement Corp. of Los Angeles, California Revenue Bonds, Series 2016
4.000% due 11/01/2033	345	352
5.000% due 11/01/2031	300	316

Nipomo Community Services District, California Certificates of Participation Bonds, Series 2022
4.000% due 06/01/2036	405	435

Palmdale Elementary School District, California General Obligation Notes, Series 2020
4.000% due 08/01/2027	500	519

32	MUNICIPAL VALUE FUNDS	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pasadena Unified School District, California General Obligation Bonds, Series 2016
5.000% due 08/01/2029	$250	$264

Placentia-Yorba Linda Unified School District, California Certificates of Participation Bonds, (AGM Insured), Series 2016
5.000% due 10/01/2027	445	459

Placentia-Yorba Linda Unified School District, California Certificates of Participation Notes, (AGM Insured), Series 2016
5.000% due 10/01/2025	200	205

Poway Unified School District Public Financing Authority, California Special Tax Notes, Series 2015
5.000% due 09/01/2024	250	251
5.000% due 09/01/2025	350	355

Rio Bravo-Greeley Union School District, California General Obligation Bonds, (AGC Insured), Series 2008
0.000% due 09/01/2029 (a)	450	379

Rio Elementary School District Community Facilities District, California Special Tax Bonds, Series 2014
3.250% due 09/01/2026	325	318

Riverside County, California Redevelopment Successor Agency Tax Allocation Notes, (AGM Insured), Series 2015
5.000% due 10/01/2025	300	308

Sacramento County, California Airport System Revenue Notes, Series 2018
5.000% due 07/01/2028	750	798

Sacramento County, California Certificates of Participation Bonds, (AGM Insured), Series 2018
5.000% due 10/01/2032	550	600

Sacramento, California Special Tax Notes, Series 2015
5.000% due 09/01/2024	200	201

San Bernardino Community College District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2034	335	346

San Diego Public Facilities Financing Authority, California Revenue Bonds, Series 2016
5.000% due 08/01/2035	400	420

San Diego Public Facilities Financing Authority, California Revenue Notes, Series 2023
5.000% due 10/15/2031	210	248

San Jose Financing Authority, California Revenue Notes, Series 2021
4.000% due 10/01/2028	175	185

Santa Clarita Public Finance Authority, California Revenue Bonds, Series 2022
5.000% due 12/01/2034	400	476

Simi Valley Unified School District, California General Obligation Bonds, (AGM Insured), Series 2007
0.000% due 08/01/2030 (a)	475	393

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

South San Francisco Public Facilities Financing Authority, California Revenue Bonds, Series 2021
4.000% due 06/01/2034	$750	$814

Southern California Public Power Authority Revenue Bonds, Series 2014
5.000% due 07/01/2038	540	540

Val Verde Unified School District, California Certificates of Participation Bonds, (BAM Insured), Series 2015
5.000% due 08/01/2026	215	220

Ventura Unified School District, California General Obligation Bonds, Series 2023
5.000% due 08/01/2039	360	416

Washington Township Health Care District, California General Obligation Bonds, Series 2023
5.250% due 08/01/2038	300	347

West Basin Municipal Water District, California Revenue Bonds, Series 2016
5.000% due 08/01/2034	250	260

West Contra Costa Healthcare District, California Special Tax Bonds, Series 2021
4.000% due 07/01/2036	640	668

West Contra Costa Healthcare District, California Special Tax Notes, Series 2021
5.000% due 07/01/2029	120	135

West Hills Community College District, California General Obligation Notes, Series 2023
5.000% due 08/01/2027	350	375

		23,541

ILLINOIS 7.0%

Chicago Park District, Illinois General Obligation Bonds, Series 2014
5.000% due 01/01/2025	230	230

Chicago Park District, Illinois General Obligation Bonds, Series 2016
5.000% due 01/01/2031	1,000	1,025

University of Illinois Revenue Notes, Series 2018
5.000% due 04/01/2028	625	673

		1,928

KENTUCKY 0.4%

Corbin Independent School District Finance Corp., Kentucky Revenue Notes, Series 2016
3.000% due 02/01/2026	125	122

MULTI-STATE 1.1%

Freddie Mac Multifamily ML Certificates, Revenue Bonds, Series 2023
3.959% due 12/25/2036	299	290

Total Municipal Bonds & Notes (Cost $26,193)		25,881

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	33

Schedule of Investments PIMCO California Municipal Intermediate Value Fund (Cont.)

March 31, 2024

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.5%

MUTUAL FUNDS 0.5%

Fidelity Investments Money Market Government Portfolio, Class I
5.380% (c)	123,349	$123

Total Short-Term Instruments (Cost $123)		123

Total Investments in Securities (Cost $26,316)		26,004

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 4.0%

SHORT-TERM INSTRUMENTS 4.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.0%

PIMCO Short-Term Floating NAV Portfolio III	112,876	$1,098

Total Short-Term Instruments (Cost $1,098)		1,098

Total Investments in Affiliates (Cost $1,098)		1,098

Total Investments 99.1% (Cost $27,414)		$27,102

Other Assets and Liabilities, net 0.9%		255

Net Assets 100.0%		$27,357

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	Zero coupon security.

(b)	Security becomes interest bearing at a future date.

(c)	Coupon represents a 7-Day Yield.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$23,541	$0	$23,541
Illinois	0	1,928	0	1,928
Kentucky	0	122	0	122
Multi-State	0	290	0	290
Short-Term Instruments
Mutual Funds	123	0	0	123

	$123	$25,881	$0	$26,004

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,098	$0	$0	$1,098

Total Investments	$1,221	$25,881	$0	$27,102

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

34	MUNICIPAL VALUE FUNDS	See Accompanying Notes

Schedule of Investments PIMCO California Municipal  Opportunistic Value Fund

March 31, 2024

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 91.1%

MUNICIPAL BONDS & NOTES 90.9%

CALIFORNIA 84.4%

Alameda Public Financing Authority, California Revenue Bonds, Series 2010
5.250% due 07/01/2029	$1,160	$1,161

Alhambra Unified School District, California General Obligation Bonds, Series 2023
5.250% due 08/01/2048	2,500	2,834

Alum Rock Union Elementary School District, California General Obligation Bonds, (BAM Insured), Series 2023
5.000% due 08/01/2048	1,210	1,346

Anaheim Housing & Public Improvements Authority, California Revenue Bonds, Series 2022
5.000% due 10/01/2047	3,925	4,117

Antelope Valley Community College District, California General Obligation Bonds, Series 2022
0.000% due 08/01/2041 (a)	2,000	896

Brawley Elementary School District, California General Obligation Bonds, (AGM Insured), Series 2022
5.500% due 08/01/2052	1,500	1,640

Brentwood Union School District, California General Obligation Bonds, Series 2022
5.250% due 08/01/2052	1,425	1,571

Butte-Glenn Community College District, California General Obligation Bonds, Series 2022
4.000% due 08/01/2047	1,815	1,806

California Community Choice Financing Authority Revenue Bonds, Series 2021
4.000% due 02/01/2052	3,525	3,547

California Community Choice Financing Authority Revenue Bonds, Series 2023
5.250% due 11/01/2054	2,500	2,691

California Educational Facilities Authority Revenue Bonds, Series 2015
5.000% due 04/01/2040	1,565	1,580

California Health Facilities Financing Authority Revenue Bonds, (CM Insured), Series 2020
5.000% due 11/01/2050	1,000	1,054

California Health Facilities Financing Authority Revenue Bonds, Series 2017
5.000% due 11/15/2048	3,975	4,109

California Health Facilities Financing Authority Revenue Bonds, Series 2022
4.000% due 05/15/2051	2,000	1,935

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2010
5.750% due 08/15/2029	500	500

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Municipal Finance Authority Revenue Bonds, (CM Insured), Series 2019
5.000% due 01/01/2049	$1,000	$1,052

California Municipal Finance Authority Revenue Bonds, Series 2017
5.000% due 06/01/2042	2,000	2,082

California State General Obligation Bonds, (AMBAC Insured), Series 1997
5.125% due 10/01/2027	135	135

California State General Obligation Bonds, (SGI Insured), Series 2002
5.000% due 10/01/2028	5	5

California State General Obligation Bonds, Series 2000
5.750% due 05/01/2030	85	85

California State Public Works Board Revenue Bonds, Series 2014
5.000% due 09/01/2039	2,575	2,585

California State Public Works Board Revenue Bonds, Series 2021
4.000% due 11/01/2046	3,000	3,047

California Statewide Communities Development Authority Revenue Bonds, Series 2016
5.000% due 08/15/2046	2,175	2,224

Cambrian School District, California General Obligation Bonds, Series 2022
5.000% due 08/01/2046	1,750	1,885

Cascade Union Elementary School District, California General Obligation Bonds, (AGM Insured), Series 2022
5.500% due 08/01/2046	1,150	1,292

Central School District, California General Obligation Bonds, (BAM Insured), Series 2022
0.000% due 08/01/2044 (a)	1,275	523

Central Union High School District-Imperial County, California General Obligation Bonds, Series 2019
4.000% due 08/01/2049	2,000	1,977

Chowchilla Union High School District, California General Obligation Bonds, Series 2022
5.500% due 08/01/2052	2,000	2,250

Colton Joint Unified School District, California General Obligation Bonds, (BAM Insured), Series 2024
5.000% due 08/01/2049	2,500	2,782

Cosumnes Community Services District California Revenue Certificates Of Participation, Series 2022
5.000% due 11/01/2042	1,000	1,086

Discovery Bay California Public Financing Authority Revenue Bonds, Series 2022
5.000% due 12/01/2042	1,005	1,134

El Centro Elemenatry School District, California General Obligation Bonds, (BAM Insured), Series 2023
5.000% due 08/01/2047	1,315	1,433

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	35

Schedule of Investments PIMCO California Municipal Opportunistic Value Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

El Centro Elemenatry School District, California General Obligation Bonds, (BAM Insured), Series 2024
5.250% due 08/01/2050	$930	$1,022

El Monte City School District, California General Obligation Bonds, (BAM Insured), Series 2024
5.000% due 08/01/2049	1,000	1,099

Elk Grove Finance Authority, California Revenue Bonds, Series 2022
5.000% due 11/01/2042	1,385	1,548

Elk Grove Finance Authority, California Special Tax Bonds, (BAM Insured), Series 2015
5.000% due 09/01/2038	1,500	1,526

Fairfield, California Certificates of Participation Bonds, (AGC Insured), Series 2007
0.000% due 04/01/2030 (a)	2,000	1,648

Fallbrook Union High School District, California General Obligation Bonds, (BAM Insured), Series 2022
4.000% due 08/01/2046	2,000	2,019

Golden State, California Tobacco Securitization Corp. Revenue Bonds, (AGM/CR Insured), Series 2015
5.000% due 06/01/2040	4,340	4,434

Guadalupe Union School District, California General Obligation Bonds, (BAM Insured), Series 2024
5.000% due 08/01/2049	1,925	2,149

Irvine Facilities Financing Authority, California Special Tax Bonds, (BAM Insured), Series 2023
5.000% due 09/01/2048	2,000	2,233

Jefferson Elementary School District, California General Obligation Bonds, Series 2023
5.000% due 09/01/2049	1,450	1,608

La Honda Pescadero Unified School District, California General Obligation Bonds, Series 2022
0.000% due 04/01/2042 (a)	2,215	984

La Mesa-Spring Valley School District, California General Obligation Bonds, Series 2023
5.000% due 08/01/2047	1,275	1,384

Lake Elsinore Facilities Financing Authority Successor Agency, California Revenue Bonds, (BAM Insured), Series 2022
5.250% due 04/01/2047	2,000	2,194

Lemon Grove School District, California General Obligation Bonds, Series 2023
5.000% due 08/01/2049	1,170	1,290

Livermore, California Certificates of Participation Bonds, Series 2022
4.750% due 04/01/2047	1,330	1,425

Long Beach, California Harbor Revenue Bonds, Series 2019
5.000% due 05/15/2044	3,000	3,246

Los Angeles County, California Public Works Financing Authority Revenue Bonds, Series 2015
5.000% due 12/01/2044	1,145	1,151

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Los Angeles Department of Airports, California Revenue Bonds, Series 2017
5.000% due 05/15/2041	$8,775	$8,927

Los Angeles Department of Water & Power Water System, California Revenue Bonds, Series 2022
5.000% due 07/01/2047	2,000	2,218

Los Angeles Housing Authority, California Revenue Bonds, (FNMA Insured), Series 2024
3.750% due 04/01/2034	2,500	2,500

Los Angeles Unified School District, California General Obligation Bonds, Series 2022
5.250% due 07/01/2047	1,915	2,184

Madera Unified School District, California Certificates of Participation Bonds, (AGM Insured), Series 2024
5.000% due 09/01/2043	1,000	1,118

Madera Unified School District, California Certificates of Participation Bonds, (BAM Insured), Series 2018
5.000% due 09/01/2038	2,250	2,252
5.000% due 09/01/2043	4,165	4,169
5.000% due 09/01/2045	2,500	2,502

Marina, California Certificates of Participation Bonds, (AGM Insured), Series 2022
5.250% due 05/01/2047	2,000	2,169

McFarland Unified School District, California General Obligation Bonds, (BAM Insured), Series 2022
5.250% due 11/01/2049	1,000	1,069

Merced County, California Certificates of Participation Bonds, (BAM Insured), Series 2022
4.000% due 06/01/2045	1,750	1,745

Modesto Elementary School District, California General Obligation Bonds, (NPFGC Insured), Series 2023
5.000% due 08/01/2047	2,480	2,727

Modesto Irrigation District, California Revenue Bonds, (NPFGC Insured), Series 2007
4.334% (TSFR3M) due 09/01/2027 ~	1,290	1,275
4.384% (TSFR3M) due 09/01/2037 ~	1,600	1,507

Ontario Public Financing Authority, California Revenue Bonds, (AGM Insured), Series 2022
5.000% due 11/01/2047	1,000	1,088
5.000% due 11/01/2052	1,000	1,069

Palmdale Financing Authority, California Revenue Bonds, (BAM Insured),Series 2023
4.500% due 06/01/2053	2,750	2,807

Pittsburg Public California Financing Authority Revenue Bonds, (AGM Insured), Series 2022
5.000% due 08/01/2052	3,000	3,246

Pittsburg Successor Agency Redevelopment Agency, California Tax Allocation Bonds, (AMBAC Insured), Series 1999
0.000% due 08/01/2024 (a)	3,000	2,963

36	MUNICIPAL VALUE FUNDS	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pittsburg Unified School District, California General Obligation Bonds, Series 2018
5.000% due 08/01/2047	$1,275	$1,313

Port of Los Angeles, California Revenue Bonds, Series 2014
5.000% due 08/01/2044	2,500	2,507

Ravenswood City School District California General Obligation Bonds, (AGM Insured), Series 2022
5.250% due 08/01/2045	1,275	1,409

Regents of the University of California Medical Center Pooled Revenue Bonds, Series 2016
5.000% due 05/15/2041	3,750	3,881

Regents of the University of California Medical Center Pooled Revenue Bonds, Series 2022
5.000% due 05/15/2047	5,150	5,651

Riverside County, California Transportation Commission Revenue Bonds, Series 2021
4.000% due 06/01/2046	985	961
4.000% due 06/01/2047	2,000	1,927

Rowland Unified School District, California General Obligation Bonds, Series 2015
4.250% due 08/01/2045	2,000	2,003

Sacramento County, California Sanitation Districts Financing Authority Revenue Bonds, Series 2014
5.000% due 12/01/2044	1,000	1,000

San Bernardino City Unified School District, California General Obligation Bonds, (AGM Insured), Series 2015
5.000% due 08/01/2040	5,475	5,584

San Diego County, California Regional Airport Authority Revenue Bonds, Series 2017
5.000% due 07/01/2047	3,230	3,280

San Diego County, California Regional Airport Authority Revenue Bonds, Series 2021
5.000% due 07/01/2046	1,500	1,584

San Diego County, California Regional Transportation Commission Revenue Bonds, Series 2016
5.000% due 04/01/2048	2,490	2,562

San Diego Public Facilities Financing Authority, California Revenue Bonds, Series 2023
4.000% due 10/15/2048	1,750	1,753
5.250% due 08/01/2048	1,500	1,719

San Diego Unified School District, California General Obligation Bonds, Series 2012
0.000% due 07/01/2040 (b)	2,500	2,489

San Diego Unified School District, California General Obligation Bonds, Series 2023
5.000% due 07/01/2048	2,500	2,808

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2014
5.000% due 05/01/2039	3,865	3,867
5.000% due 05/01/2044	4,640	4,641

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2016
5.000% due 05/01/2046	$4,450	$4,500

San Joaquin County, California Transportation Authority Measure K Sales Tax Revenue Bonds, Series 2019
5.000% due 03/01/2040	1,000	1,083

San Jose Financing Authority, California Revenue Bonds, Series 2022
5.000% due 11/01/2047	2,000	2,249

San Juan Unified School District, California General Obligation Bonds, Series 2022
4.000% due 08/01/2046	2,500	2,501
5.000% due 08/01/2040	1,000	1,121
5.000% due 08/01/2041	1,035	1,153

San Leandro Unified School District, California General Obligation Bonds, Series 2022
5.250% due 08/01/2048	2,000	2,230

Sanger Unified School District, California Certificates of Participation Bonds, (AGM Insured), Series 2022
5.000% due 06/01/2049	3,250	3,316

Santa Clara Unified School District, California General Obligation Bonds, Series 2023
5.000% due 08/01/2052	1,260	1,381

Santa Monica, California Community College District General Obligation Bonds, Series 2022
5.000% due 08/01/2045	1,150	1,287

South Bay Union School District/San Diego County, California General Obligation Bonds, (AGM Insured), Series 2022
0.000% due 08/01/2037 (a)	1,290	738

South Tahoe Joint Powers Financing Authority, California Revenue Bonds, Series 2023
5.250% due 10/01/2048	1,825	2,056

Sweetwater Union High School District, California General Obligation Bonds, Series 2022
5.000% due 08/01/2052	2,000	2,169

Ukiah Unified School District, California General Obligation Bonds, (AGM Insured), Series 2022
5.500% due 08/01/2049	1,000	1,143

University of California Revenue Bonds, Series 2014
4.250% due 05/15/2039	4,000	4,002

University of California Revenue Bonds, Series 2015
4.000% due 05/15/2033	2,700	2,714

University of California Revenue Bonds, Series 2017
5.000% due 05/15/2042	2,655	2,799

Victor Valley Community College District, California General Obligation Bonds, Series 2024
5.000% due 08/01/2051	2,000	2,201

Yorba Linda Water District Public Financing Corp., California Revenue Bonds, Series 2022
5.000% due 10/01/2047	1,820	2,006

		226,447

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	37

Schedule of Investments PIMCO California Municipal Opportunistic Value Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ILLINOIS 0.4%

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2015
5.000% due 01/01/2046	$1,000	$1,002

INDIANA 0.8%

Fort Wayne Redevelopment Authority, Indiana Revenue Bonds, Series 2022
5.000% due 12/15/2041	2,050	2,254

MULTI-STATE 1.1%

Freddie Mac Multifamily ML Certificates, Revenue Bonds, Series 2023
3.959% due 12/25/2036	2,986	2,901

NEW YORK 1.7%

Triborough Bridge & Tunnel Authority Payroll Mobility Tax Senior Lien Bonds, New York Revenue Bonds, Series 2022
5.000% due 05/15/2047	4,145	4,487

OHIO 0.7%

Warren City School District, Ohio Certificates of Participation Bonds, Series 2023
4.625% due 12/01/2052	2,000	1,946

PENNSYLVANIA 0.8%

Pennsylvania Turnpike Commission Revenue Bonds, Series 2014
5.000% due 12/01/2044	2,100	2,114

TEXAS 0.5%

Upper Trinity Regional Water District, Texas Revenue Bonds, Series 2022
5.000% due 08/01/2042	1,160	1,259

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTAH 0.5%

Utah Infrastructure Agency Revenue Bonds, Series 2022
5.500% due 10/15/2049	$1,350	$1,468

Total Municipal Bonds & Notes (Cost $240,769)		243,878

	SHARES
SHORT-TERM INSTRUMENTS 0.2%

MUTUAL FUNDS 0.2%

Fidelity Investments Money Market Government Portfolio, Class I
5.380% (c)	583,511	583

Total Short-Term Instruments (Cost $583)		583

Total Investments in Securities (Cost $241,352)		244,461

INVESTMENTS IN AFFILIATES 7.8%

SHORT-TERM INSTRUMENTS 7.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.8%

PIMCO Short-Term Floating NAV Portfolio III	2,153,697	20,949

Total Short-Term Instruments (Cost $20,938)		20,949

Total Investments in Affiliates (Cost $20,938)		20,949

Total Investments 98.9% (Cost $262,290)		$265,410

Other Assets and Liabilities, net 1.1%		3,022

Net Assets 100.0%		$268,432

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	Zero coupon security.

(b)	Security becomes interest bearing at a future date.

(c)	Coupon represents a 7-Day Yield.

38	MUNICIPAL VALUE FUNDS	See Accompanying Notes

March 31, 2024

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$226,447	$0	$226,447
Illinois	0	1,002	0	1,002
Indiana	0	2,254	0	2,254
Multi-State	0	2,901	0	2,901
New York	0	4,487	0	4,487
Ohio	0	1,946	0	1,946
Pennsylvania	0	2,114	0	2,114
Texas	0	1,259	0	1,259
Utah	0	1,468	0	1,468
Short-Term Instruments
Mutual Funds	583	0	0	583

	$583	$243,878	$0	$244,461

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$20,949	$0	$0	$20,949

Total Investments	$21,532	$243,878	$0	$265,410

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	39

Schedule of Investments PIMCO National Municipal  Intermediate Value Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 93.9%

MUNICIPAL BONDS & NOTES 93.6%

ALABAMA 2.8%

Alabama Corrections Institution Finance Authority Revenue Notes, Series 2022
5.000% due 07/01/2028	$1,500	$1,617

Marshall County, Alabama Board of Education, (BAM Insured), Series 2024
5.000% due 03/01/2034 (a)	500	580

University of South Alabama Revenue Bonds, (BAM Insured), Series 2019
5.000% due 04/01/2035	1,115	1,202

		3,399

ALASKA 2.8%

Alaska Housing Finance Corp. Revenue Bonds, Series 2022
5.000% due 12/01/2034	1,015	1,111

Alaska Housing Finance Corp. Revenue Notes, Series 2024
5.000% due 12/01/2032	2,000	2,235

		3,346

ARKANSAS 1.1%

University of Arkansas Revenue Notes, Series 2020
5.000% due 12/01/2028	1,210	1,325

CALIFORNIA 3.8%

Antelope Valley Community College District, California General Obligation Bonds, Series 2022
0.000% due 08/01/2036 (b)	945	586

Los Angeles Department of Airports, California Revenue Bonds, Series 2020
5.000% due 05/15/2031	1,605	1,761

Solano County, California Community College District General Obligation Bonds, Series 2015
5.000% due 08/01/2029	1,070	1,097

Washington Township Health Care District, California General Obligation Bonds, Series 2013
5.500% due 08/01/2038	1,120	1,125

		4,569

CONNECTICUT 2.0%

Connecticut State General Obligation Bonds, Series 2015
5.000% due 11/15/2028	195	201

University of Connecticut Revenue Bonds, Series 2016
5.000% due 03/15/2030	2,200	2,272

		2,473

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FLORIDA 5.6%

Central Florida Expressway Authority Revenue Bonds, Series 2016
4.000% due 07/01/2031	$2,190	$2,228

Jacksonville Housing Authority, Florida Revenue Notes, Series 2024
5.000% due 02/01/2034	1,500	1,638

Orange County, Florida School Board Certificates of Participation Bonds, Series 2017
5.000% due 08/01/2028	1,600	1,744

St Johns County, Florida School Board Certificates of Participation Bonds, Series 2019
5.000% due 07/01/2034	1,130	1,251

		6,861

ILLINOIS 15.4%

Chicago Park District, Illinois General Obligation Bonds, Series 2016
5.000% due 01/01/2031	1,000	1,024

Cook County, Illinois Community Consolidated School District No 65, Evanston General Obligation Bonds, Series 2014
0.000% due 12/01/2032 (b)	1,000	662

Cook County, Illinois Community High School District No 218, Oak Lawn General Obligation Bonds, Series 2013
4.250% due 12/01/2024	635	635

Cook County, Illinois Community School District No 106, Louisiana Grange General Obligation Bonds, Series 2022
5.000% due 12/01/2034	510	582

Cook County, Illinois Community Unit School District No 401, Elmwood Park General Obligation Notes, Series 2021
4.000% due 12/01/2025	1,500	1,514

Cook County, Illinois School District No 111, Burbank General Obligation Bonds, (AGM Insured), Series 2016
4.000% due 12/01/2029	725	740
4.000% due 12/01/2030	1,020	1,039

Cook County, Illinois School District No 26, River Trails General Obligation Bonds, Series 2024
5.000% due 12/15/2032	430	491
5.000% due 12/15/2035	250	284

Du Page County, Illinois School District No 33, West Chicago General Obligation Bonds, Series 2015
4.000% due 12/01/2026	825	825

Illinois Finance Authority Revenue Bonds, Series 2013
5.000% due 11/15/2025	500	500

Illinois State Toll Highway Authority Revenue Bonds, Series 2014
5.000% due 01/01/2036	2,125	2,125

40	MUNICIPAL VALUE FUNDS	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Jefferson & Franklin Etc Counties Community College District, Illinois General Obligation Notes, (AGM Insured), Series 2023
5.000% due 12/01/2031	$1,275	$1,415

Kendall Kane & Will Counties Community Unit School District, Illinois General Obligation Notes, (BAM Insured), Series 2023
4.000% due 10/01/2030	1,000	1,045

University of Illinois Revenue Bonds, Series 2015
5.000% due 04/01/2030	700	706

Village of Arlington Heights, Illinois General Obligation Bonds, Series 2016
4.000% due 12/01/2036	1,000	1,006

Village of Bolingbrook, Illinois General Obligation Bonds, Series 2019
4.000% due 01/01/2033	1,445	1,406

Will County, Illinois School District No 122, General Obligation Bonds, Series 2022
4.000% due 10/01/2033	1,430	1,480

Will County, Illinois School District No 86, Joliet General Obligation Notes, (BAM Insured), Series 2022
4.000% due 03/01/2029	1,135	1,185

		18,664

INDIANA 0.9%

Fort Wayne Redevelopment Authority, Indiana Revenue Notes, Series 2022
5.000% due 12/15/2028	675	732
5.000% due 12/15/2029	360	396

		1,128

IOWA 1.0%

Waukee Community School District, Iowa Revenue Notes, Series 2017
4.000% due 06/01/2025	1,270	1,276

KENTUCKY 4.3%

Boone County, Kentucky School District Finance Corp. Revenue Notes, Series 2016
3.000% due 04/01/2025	300	297

Corbin Independent School District Finance Corp., Kentucky Revenue Notes, Series 2015
3.000% due 02/01/2025	425	421
3.000% due 02/01/2026	630	617

Kenton County, Kentucky School District Finance Corp. Revenue Notes, Series 2016
3.000% due 02/01/2026	280	276

Oldham County, Kentucky School District Finance Corp. Revenue Bonds, Series 2016
4.000% due 09/01/2027	1,000	1,020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Owen County, Kentucky School District Finance Corp. Revenue Notes, Series 2017
4.000% due 04/01/2026	$1,270	$1,287

Scott County, Kentucky School District Finance Corp. Revenue Bonds, (BAM Insured), Series 2016
4.000% due 05/01/2027	1,320	1,348

		5,266

LOUISIANA 2.5%

Louisiana Local Government Environmental Facilities & Community Development Auth Revenue Bonds, Series 2022
5.000% due 08/15/2037	2,000	2,082

New Orleans Aviation Board, Louisiana Revenue Bonds, Series 2015
5.000% due 01/01/2040	1,000	1,003

		3,085

MAINE 1.2%

Maine Finance Authority Revenue Notes, (AGM Insured), Series 2023
5.000% due 12/01/2030	1,065	1,138

Maine Municipal Bond Bank, Revenue Bonds, Series 2023
5.000% due 11/01/2037	310	357

		1,495

MARYLAND 1.2%

Baltimore County, Maryland General Obligation Bonds, Series 2014
4.000% due 02/01/2033	1,425	1,425

MASSACHUSETTS 1.2%

Commonwealth of Massachusetts Transportation Fund Revenue Bonds, Series 2017
5.000% due 06/01/2034	1,500	1,505

MICHIGAN 6.7%

Battle Creek School District, Michigan General Obligation Bonds, (Q-SBLF Insured), Series 2016
5.000% due 05/01/2028	175	181

Charles Stewart Mott Community College, Michigan General Obligation Notes, (BAM Insured), Series 2016
3.000% due 05/01/2024	225	225

Durand Area Schools, Michigan General Obligation Bonds, (Q-SBLF Insured), Series 2015
5.000% due 05/01/2029	1,225	1,244

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	41

Schedule of Investments PIMCO National Municipal Intermediate Value  Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fremont Public Schools, Michigan General Obligation Bonds, (Q-SBLF Insured), Series 2019
5.000% due 05/01/2034	$1,000	$1,075

L’Anse Creuse Public Schools, Michigan General Obligation Notes, (Q-SBLF Insured), Series 2015
5.000% due 05/01/2025	695	707

Michigan Finance Authority Revenue Bonds, Series 2014
5.000% due 07/01/2033	1,975	1,978

Rochester Community School District, Michigan General Obligation Bonds, Series 2016
5.000% due 05/01/2032	2,075	2,141

Zeeland Public School, Michigan General Obligation Bonds, (BAM Insured), Series 2023
5.000% due 05/01/2037	500	569

		8,120

MINNESOTA 2.1%

Cass Lake-Bena Independent School District No 115, Minnesota General Obligation Notes, Series 2019
5.000% due 02/01/2027	1,440	1,523

Minnesota Housing Finance Agency Revenue Bonds, Series 2015
5.000% due 08/01/2036	1,000	1,004

		2,527

MISSISSIPPI 1.4%

Mississippi Development Bank Revenue Notes, (BAM Insured), Series 2023
5.000% due 04/01/2031	1,485	1,659

MISSOURI 2.3%

Greene County, Missouri Certificates of Participation Bonds, Series 2018
5.000% due 09/01/2034	1,185	1,278

Marshall School District, Missouri Certificates of Participation Bonds, (BAM Insured), Series 2023
5.000% due 03/01/2037	560	627

Missouri Development Finance Board Revenue Bonds, Series 2022
5.250% due 05/01/2035	485	558
5.250% due 05/01/2037	300	338

		2,801

MULTI-STATE 0.8%

Freddie Mac Multifamily ML Certificates, Revenue Bonds, Series 2023
3.959% due 12/25/2036	995	967

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEVADA 4.3%

Clark County, Nevada General Obligation Bonds, Series 2018
5.000% due 06/01/2034	$2,225	$2,398

Clark County, Nevada School District General Obligation Notes, Series 2022
5.000% due 06/15/2028	1,500	1,620

Clark Department of Aviation, Nevada Revenue Notes, Series 2022
5.000% due 07/01/2026	1,170	1,208

		5,226

NEW JERSEY 2.1%

New Jersey Turnpike Authority Revenue Bonds, Series 2014
4.000% due 01/01/2035	2,555	2,555

NEW YORK 2.2%

New York City Transitional Finance Authority Building Aid, New York Revenue Bonds, Series 2018
5.000% due 07/15/2033	1,000	1,085

New York City Water & Sewer System, New York Revenue Bonds, Series 2014
5.000% due 06/15/2035	1,600	1,604

		2,689

OHIO 3.9%

Columbus Metropolitan Housing Authority, Ohio Revenue Notes, Series 2024
5.000% due 12/01/2026	2,000	2,045

Piqua City School District, Ohio Certificates of Participation Bonds, (BAM insured), Series 2019
4.000% due 03/01/2035	1,225	1,264

Trotwood-Madison City School District, Ohio Certificates of Participation Notes, (BAM Insured), Series 2015
4.000% due 12/01/2024	200	200
4.000% due 12/01/2025	215	217

Warren City School District, Ohio General Obligation Bonds, Series 2020
4.000% due 12/01/2030	1,000	1,022

		4,748

OREGON 2.1%

Clackamas & Washington Counties School District No 3, Oregon General Obligation Bonds, Series 2022
0.000% due 06/15/2036 (b)	1,605	984

42	MUNICIPAL VALUE FUNDS	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Crook County, Oregon General Obligation Bonds, Series 2022
0.000% due 06/01/2036 (c)	$1,685	$1,576

		2,560

PENNSYLVANIA 4.6%

Avon Grove School District Chester County, Pennsylvania General Obligation Bonds, Series 2022
4.000% due 11/15/2036	1,000	1,033

Commonwealth Financing Authority, Pennsylvania Revenue Notes, Series 2018
5.000% due 06/01/2028	1,095	1,166

Commonwealth of Pennsylvania General Obligation Bonds, Series 2015
5.000% due 08/15/2031	2,000	2,035

Neshannock Township School District, Pennsylvania General Obligation Bonds, (AGM Insured), Series 2023
5.000% due 09/01/2038	465	492
5.000% due 09/01/2039	595	628

Pennsylvania Turnpike Commission Revenue Notes, Series 2015
5.000% due 12/01/2025	200	206

		5,560

RHODE ISLAND 0.8%

Rhode Island Health & Educational Building Corp. Revenue Bonds, Series 2016
5.000% due 09/15/2030	900	933

SOUTH CAROLINA 0.9%

South Carolina Ports Authority Revenue Bonds, Series 2018
5.000% due 07/01/2034	1,025	1,083

SOUTH DAKOTA 0.9%

South Dakota Board of Regents Revenue Bonds, Series 2017
5.000% due 04/01/2032	1,010	1,068

TEXAS 9.6%

Austin Community College District, Texas General Obligation Bonds, Series 2023
5.000% due 08/01/2038	1,600	1,805

Birdville Independent School District,Texas General Obligation Notes, (PSF Insured), Series 2023
5.000% due 02/15/2029	1,015	1,114

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

County of Fort Bend, Texas Toll Road Revenue Bonds, Series 2016
5.000% due 03/01/2032	$1,440	$1,463

Dallas, Texas Hotel Occupancy Tax Revenue Bonds, Series 2021
4.000% due 08/15/2036	2,850	2,805

Harris County, Texas Municipal Utility District No 383, General Obligation Notes, (BAM Insured), Series 2015
3.000% due 09/01/2024	235	233
3.000% due 09/01/2025	235	230

Harris Montgomery Counties Municipal Utility District No 386, Texas General Obligation Notes, (BAM Insured), Series 2017
3.000% due 09/01/2026	870	866
3.000% due 09/01/2027	860	857

Travis County Water Control & Improvement District No 17, Texas General Obligation Notes, (BAM Insured), Series 2016
3.000% due 11/01/2025	590	584

Waller County, Texas General Obligation Bonds, Series 2023
4.000% due 02/15/2037	1,615	1,651

		11,608

WASHINGTON 0.3%

Grant County, Washington Public Utility District No 2, Revenue Notes, Series 2015
5.000% due 01/01/2026	395	405

WEST VIRGINIA 0.5%

West Virginia Economic Development Authority Revenue Bonds, Series 2012
5.000% due 06/01/2026	560	560

WISCONSIN 2.3%

Clinton Community School District, Wisconsin General Obligation Notes, Series 2021
4.000% due 03/01/2029	1,210	1,268

Wisconsin Health & Educational Facilities Authority Revenue Notes, Series 2017
5.000% due 04/01/2027	1,500	1,577

		2,845

Total Municipal Bonds & Notes (Cost $115,840)		113,731

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	43

Schedule of Investments PIMCO National Municipal Intermediate Value Fund (Cont.)

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.3%

MUTUAL FUNDS 0.3%

Fidelity Investments Money Market Government Portfolio, Class I
5.380% (d)	384,588	$385

Total Short-Term Instruments (Cost $385)		385

Total Investments in Securities (Cost $116,225)		114,116

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 5.9%

SHORT-TERM INSTRUMENTS 5.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.9%

PIMCO Short-Term Floating NAV Portfolio III	732,480	$7,125

Total Short-Term Instruments (Cost $7,123)		7,125

Total Investments in Affiliates (Cost $7,123)		7,125

Total Investments 99.8% (Cost $123,348)		$121,241

Other Assets and Liabilities, net 0.2%		270

Net Assets 100.0%		$121,511

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	When-issued security.

(b)	Zero coupon security.

(c)	Security becomes interest bearing at a future date.

(d)	Coupon represents a 7-Day Yield.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$3,399	$0	$3,399
Alaska	0	3,346	0	3,346
Arkansas	0	1,325	0	1,325
California	0	4,569	0	4,569
Connecticut	0	2,473	0	2,473
Florida	0	6,861	0	6,861
Illinois	0	18,664	0	18,664
Indiana	0	1,128	0	1,128
Iowa	0	1,276	0	1,276
Kentucky	0	5,266	0	5,266
Louisiana	0	3,085	0	3,085
Maine	0	1,495	0	1,495
Maryland	0	1,425	0	1,425

44	MUNICIPAL VALUE FUNDS	See Accompanying Notes

March 31, 2024

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Massachusetts	$0	$1,505	$0	$1,505
Michigan	0	8,120	0	8,120
Minnesota	0	2,527	0	2,527
Mississippi	0	1,659	0	1,659
Missouri	0	2,801	0	2,801
Multi-State	0	967	0	967
Nevada	0	5,226	0	5,226
New Jersey	0	2,555	0	2,555
New York	0	2,689	0	2,689
Ohio	0	4,748	0	4,748
Oregon	0	2,560	0	2,560
Pennsylvania	0	5,560	0	5,560
Rhode Island	0	933	0	933
South Carolina	0	1,083	0	1,083
South Dakota	0	1,068	0	1,068
Texas	0	11,608	0	11,608
Washington	0	405	0	405
West Virginia	0	560	0	560
Wisconsin	0	2,845	0	2,845
Short-Term Instruments
Mutual Funds	385	0	0	385

	$385	$113,731	$0	$114,116

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$7,125	$0	$0	$7,125

Total Investments	$7,510	$113,731	$0	$121,241

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	45

Schedule of Investments PIMCO National Municipal Opportunistic Value Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 94.4%

MUNICIPAL BONDS & NOTES 94.2%

ALABAMA 2.1%

Alabama Community College System Revenue Bonds, (AGM Insured), Series 2023
5.000% due 06/01/2053	$500	$527

Lower Alabama Gas District Revenue Bonds, Series 2016
5.000% due 09/01/2046	2,150	2,310

Southeast Alabama Gas Supply District Revenue Bonds, Series 2018
4.000% due 06/01/2049	1,525	1,525

Southeast Energy Authority A Cooperative District, Alabama Revenue Bonds, Series 2021
4.000% due 12/01/2051	2,185	2,172

		6,534

ARIZONA 0.7%

Town of Queen Creek, Arizona Excise Tax Revenue Bonds, Series 2022
5.000% due 08/01/2047	2,090	2,273

ARKANSAS 1.4%

University of Arkansas Revenue Bonds, Series 2022
5.000% due 04/01/2052	4,000	4,294

CALIFORNIA 3.4%

California State General Obligation Bonds, (AMBAC Insured), Series 1997
5.125% due 10/01/2027	130	130

California State Public Works Board Revenue Bonds, Series 2014
5.000% due 09/01/2039	2,185	2,193

Fairfield, California Certificates of Participation Bonds, (AGC Insured), Series 2007
0.000% due 04/01/2030 (b)	1,000	824

Modesto Elementary School District, California General Obligation Bonds, (NPFGC Insured), Series 2023
5.000% due 08/01/2047	1,000	1,100

Regents of the University of California Medical Center Pooled Revenue Bonds, Series 2022
5.000% due 05/15/2047	5,775	6,337

		10,584

COLORADO 1.7%

Board of Governors of Colorado State University System Revenue Bonds, Series 2023
5.000% due 03/01/2051	235	253

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Colorado Health Facilities Authority Revenue Bonds, Series 2019
5.000% due 11/01/2039	$2,500	$2,684

Northern Colorado Water Conservancy District Certificates Of Participation, Series 2022
5.250% due 07/01/2052	2,100	2,272

		5,209

CONNECTICUT 5.0%

Connecticut Special Tax State Revenue Bonds, Series 2014
5.000% due 09/01/2034	2,425	2,438

Connecticut Special Tax State Revenue Bonds, Series 2018
5.000% due 10/01/2037	5,710	6,126
5.000% due 01/01/2038	2,340	2,481
5.000% due 10/01/2038	4,370	4,672

		15,717

DISTRICT OF COLUMBIA 1.1%

Metropolitan Washington Airports Authority, District of Columbia Revenue Bonds, Series 2017
5.000% due 10/01/2042	3,475	3,573

FLORIDA 3.9%

Lee County, Florida Local Option Gas Tax Revenue Bonds, Series 2022
5.250% due 08/01/2049	2,000	2,138

Miami-Dade County, Florida Aviation Revenue Bonds, Series 2015
5.000% due 10/01/2038	5,525	5,580

Pinellas Park, Florida Revenue Bonds, Series 2022
5.000% due 09/01/2049	2,200	2,353

St Johns County, Florida School Board Certificates of Participation Bonds, (AGM Insured), Series 2023
5.000% due 07/01/2048	2,000	2,158

		12,229

GEORGIA 1.6%

Bibb County, Georgia Development Authority Revenue Bonds, Series 2024
4.375% due 07/01/2054	1,000	982

Coweta County Public Facilities Authority, Georgia Revenue Bonds, Series 2022
5.000% due 09/01/2047	1,000	1,095

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2022
4.000% due 09/01/2052	2,000	1,989

46	MUNICIPAL VALUE FUNDS	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Valdosta & Lowndes County, Georgia Hospital Authority, Series 2024
4.125% due 10/01/2049 (a)	$1,000	$981

		5,047

HAWAII 2.2%

Hawaii Airports System State Revenue Bonds, Series 2015
5.000% due 07/01/2045	2,315	2,324

Hawaii Housing Finance & Development Corp. Revenue Bonds, Series 2011
4.950% due 04/01/2029	4,425	4,516

		6,840

ILLINOIS 12.7%

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2015
5.000% due 01/01/2032	2,465	2,493
5.000% due 01/01/2046	1,340	1,343

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2016
5.000% due 01/01/2033	1,000	1,029
5.000% due 01/01/2036	2,925	3,001
5.000% due 01/01/2041	5,665	5,764

Chicago Transit Authority, Illinois Revenue Bonds, Series 2014
5.250% due 12/01/2049	1,210	1,214

Cook County, Illinois School District No 36, Winnetka General Obligation Bonds, (AGM Insured), Series 2022
4.000% due 12/01/2042	1,805	1,811

Illinois Finance Authority Revenue Bonds, Series 2016
5.000% due 02/15/2045	3,500	3,548

Illinois Finance Authority Revenue Bonds, Series 2021
5.000% due 08/15/2036	1,350	1,507

Illinois Finance Authority Revenue Bonds, Series 2022
5.000% due 08/15/2047	1,775	1,892

Illinois State Toll Highway Authority Revenue Bonds, Series 2015
5.000% due 01/01/2040	3,230	3,290

Illinois State Toll Highway Authority Revenue Bonds, Series 2016
5.000% due 01/01/2041	2,200	2,249

Sales Tax Securitization Corp., Illinois Revenue Bonds, Series 2018
5.250% due 01/01/2043	2,200	2,322
5.250% due 01/01/2048	2,000	2,092

University of Illinois Revenue Bonds, Series 2014
5.000% due 04/01/2039	900	895

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 04/01/2044	$3,900	$3,864

University of Illinois Revenue Bonds, Series 2015
4.000% due 04/01/2034	640	641

Will County, Illinois School District No 86, Joliet General Obligation Notes, (BAM Insured), Series 2024
4.500% due 01/01/2049	1,000	1,013

		39,968

LOUISIANA 1.3%

Louisiana Local Government Environmental Facilities & Community Development Auth Revenue Bonds, Series 2022
5.000% due 08/15/2037	1,000	1,041

New Orleans Aviation Board, Louisiana Revenue Bonds, (AGM Insured), Series 2015
5.000% due 01/01/2032	1,000	1,008

New Orleans Aviation Board, Louisiana Revenue Bonds, Series 2015
5.000% due 01/01/2040	2,000	2,006

		4,055

MAINE 1.7%

Maine Health & Higher Educational Facilities Authority Revenue Bonds, (BAM Insured), Series 2022
5.500% due 07/01/2050	5,000	5,423

MARYLAND 0.2%

Montgomery County, Maryland Housing Opportunities Commission Revenue Bonds, Series 2005
5.000% due 07/01/2031	625	636

MASSACHUSETTS 1.6%

Commonwealth of Massachusetts General Obligation Bonds, Series 2015
5.000% due 07/01/2045	2,825	2,866

Commonwealth of Massachusetts General Obligation Bonds, Series 2016
5.000% due 03/01/2046	1,000	1,001

Massachusetts Port Authority Revenue Bonds, Series 2019
5.000% due 07/01/2034	1,000	1,081

		4,948

MICHIGAN 6.4%

Allegan Public Schools, Michigan General Obligation Bonds, (Q-SBLF Insured), Series 2023
5.000% due 05/01/2044	2,640	2,863

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	47

Schedule of Investments PIMCO National Municipal Opportunistic Value Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Gibraltar School District, Michigan General Obligation Bonds, (Q-SBLF Insured), Series 2024
5.000% due 05/01/2048	$705	$768

Holly Area School District, Michigan General Obligation Bonds, (Q-SBLF Insured), Series 2022
5.000% due 05/01/2044	3,240	3,532

Lansing School District, Michigan General Obligation Bonds, (Q-SBLF Insured), Series 2022
5.000% due 05/01/2046	3,650	3,929

Michigan State Hospital Finance Authority Revenue Bonds, Series 2010
5.000% due 11/15/2047	2,430	2,539

Saginaw City School District, Michigan General Obligation Bonds, (Q-SBLF Insured), Series 2021
4.000% due 05/01/2050	750	717

Troy School District, Michigan General Obligation Bonds, (Q-SBLF Insured), Series 2023
5.000% due 05/01/2047	2,515	2,741

Warren Consolidated Schools, Michigan General Obligation Bonds, (Q-SBLF Insured), Series 2022
5.000% due 05/01/2040	2,650	2,935

		20,024

MISSOURI 5.0%

Andrew County Reorganized School District No 3, Missouri Certificates of Participation Bonds, (BAM Insured), Series 2023
4.500% due 04/15/2048	2,275	2,318

Bi-State Development Agency of the Missouri-Illinois Metropolitan District Revenue Bonds, Series 2019
5.000% due 10/01/2044	2,225	2,372

Blue Springs, Missouri Revenue Bonds, Series 2022
5.000% due 08/01/2052	2,500	2,625

Kansas City Industrial Development Authority, Missouri Revenue Bonds, Series 2019
5.000% due 03/01/2037	2,930	3,078

Marshall School District, Missouri Certificates of Participation Bonds, (BAM Insured), Series 2023
5.000% due 03/01/2049	2,000	2,124

Orchard Farm R-V School District, Missouri Certificates of Participation Bonds, Series 2022
5.500% due 04/01/2047	3,000	3,174

		15,691

MULTI-STATE 1.8%

Freddie Mac Multifamily ML Certificates, Revenue Bonds, Series 2023
4.141% due 01/25/2040	2,978	2,877

Freddie Mac Multifamily ML Certificates, Revenue Bonds, Series 2023
3.959% due 12/25/2036	2,986	2,900

		5,777

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEBRASKA 1.3%

Fremont School District, Nebraska General Obligation Bonds, (AGM Insured), Series 2023
5.000% due 12/15/2048	$2,925	$3,166

Southeast Community College Area, Nebraska Certificates of Participation Bonds, Series 2023
4.500% due 12/15/2053	1,000	1,008

		4,174

NEW HAMPSHIRE 0.5%

New Hampshire Business Finance Authority Revenue Bonds, (BAM Insured), Series 2023
5.250% due 12/01/2041	1,450	1,624

NEW JERSEY 0.3%

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2019
5.000% due 06/15/2044	1,000	1,042

NEW YORK 8.0%

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2022
5.000% due 02/01/2047	2,535	2,732

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2014
5.000% due 11/01/2035	1,000	1,000

New York State Dormitory Authority Northwell Health Obligated Group Revenue Bonds, Series 2022
5.000% due 05/01/2052	2,500	2,641

New York State Dormitory Authority Revenue Bonds, Series 2014
5.000% due 03/15/2036	4,915	4,926
5.000% due 03/15/2041	2,080	2,085

Port Authority of New York & New Jersey Revenue Bonds, Series 2014
5.000% due 10/15/2044	4,250	4,259

Schenectady County Capital Resource Corp. Union College Project, New York Revenue Bonds Series 2022
5.250% due 07/01/2052	1,000	1,095

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2021
5.000% due 05/15/2051	5,000	5,297

Utility Debt Securitization Authority, New York Revenue Bonds, Series 2023
5.000% due 12/15/2050	1,000	1,105

		25,140

48	MUNICIPAL VALUE FUNDS	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NORTH CAROLINA 1.4%

Charlotte-Mecklenburg Hospital Authority, North Carolina Revenue Bonds, Series 2013
5.000% due 01/15/2039	$4,450	$4,453

OHIO 3.0%

Akron City School District, Ohio Certificates of Participation Bonds, (AGM Insured), Series 2023
5.000% due 08/01/2053	1,000	1,058

Coshocton County, Ohio General Obligation Bonds, Series 2023
5.000% due 12/01/2048	3,405	3,545

Cuyahoga County, Ohio Revenue Bonds, Series 2022
5.500% due 12/01/2039	2,090	2,411

Lake Local School District/Wood County, Ohio General Obligation Bonds, Series 2022
4.000% due 12/01/2051	1,500	1,402

Warren City School District, Ohio Certificates of Participation Bonds, Series 2023
4.625% due 12/01/2052	1,000	973

		9,389

OKLAHOMA 0.9%

Oklahoma Water Resources Board State Loan Program Revenue Bonds, Series 2022
5.000% due 10/01/2047	2,500	2,749

OREGON 1.1%

Crook County, Oregon General Obligation Bonds, Series 2022
0.000% due 06/01/2042 (c)	3,775	3,442

PENNSYLVANIA 11.5%

Altoona Area School District, Pennsylvania General Obligation Bonds, (AGM Insured), Series 2018
5.000% due 12/01/2039	2,375	2,429

Commonwealth of Pennsylvania Certificates of Participation Bonds, Series 2018
5.000% due 07/01/2043	3,200	3,333

Dallastown Area, Pennsylvania School District General Obligation Bonds, Series 2022
5.000% due 03/15/2040	1,750	1,869
5.000% due 03/15/2041	1,750	1,869

Keystone Central School District, Pennsylvania General Obligation Bonds, (BAM Insured), Series 2023
4.375% due 02/15/2049	2,000	2,011

Lancaster County, Pennsylvania Convention Center Authority Revenue Bonds, Series 2022
4.000% due 05/01/2049	2,000	1,857

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Manheim Central School District, Pennsylvania General Obligation Bonds, (AGM Insured), Series 2022
5.000% due 04/01/2041	$2,505	$2,680

Mechanicsburg Area School District, Pennsylvania General Obligation Bonds, (AGM Insured), Series 2023
5.000% due 05/15/2048	1,770	1,863

Pennsylvania Turnpike Commission Revenue Bonds, Series 2014
5.000% due 12/01/2039	1,000	1,009
5.000% due 12/01/2044	6,465	6,507

Pennsylvania Turnpike Commission Revenue Bonds, Series 2015
5.000% due 12/01/2040	1,000	1,016
5.000% due 12/01/2045	3,750	3,795

Pennsylvania Turnpike Commission Revenue Bonds, Series 2016
5.000% due 12/01/2041	2,600	2,663

Pennsylvania Turnpike Commission Revenue Bonds, Series 2017
5.000% due 12/01/2042	2,050	2,139
5.000% due 12/01/2047	1,000	1,039

		36,079

TEXAS 7.2%

Angleton Independent School District, Texas General Obligation Bonds, (BAM Insured), Series 2023
4.000% due 02/15/2047	1,000	965

Austin, Texas Airport System Revenue Bonds, Series 2022
5.250% due 11/15/2047	1,725	1,855

Bexar County Texas Hospital District, General Obligation Bonds, Series 2023
5.000% due 02/15/2048	1,000	1,071

Brownsville, Texas General Obligation Bonds, Series 2018
5.000% due 02/15/2043	1,000	1,012

City of Georgetown,Texas Utility System Revenue Bonds, (AGM Insured), Series 2022
5.000% due 08/15/2042	4,000	4,307

Gulf Coast Water Authority, Texas Revenue Bonds, Series 2023
4.500% due 08/15/2052	1,240	1,249

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2022
5.000% due 07/01/2052	2,500	2,623

Little Elm Independent School District, Texas General Obligation Bonds, Series 2023
4.000% due 08/15/2048	1,945	1,857

North Texas Tollway Authority Revenue Bonds, Series 2017
5.000% due 01/01/2043	2,345	2,441

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	49

Schedule of Investments PIMCO National Municipal Opportunistic Value Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Palacios Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2022
4.000% due 02/15/2051	$1,500	$1,434

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2014
5.000% due 12/01/2044	1,600	1,600

Tarrant County, Texas Hospital District General Obligation Bonds, Series 2023
4.250% due 08/15/2048	2,280	2,279

		22,693

UTAH 2.3%

City of Salt Lake, Utah Revenue Bonds, Series 2021
5.000% due 07/01/2037	1,000	1,084

Intermountain Power Agency, Utah Power Supply Revenue Bonds, Series 2022
5.000% due 07/01/2043	1,000	1,095

South Utah Valley Solid Waste District Revenue Bonds, Series 2022
5.000% due 04/15/2047	1,450	1,554

Utah County, Utah Revenue Bonds, Series 2014
5.000% due 05/15/2045	3,445	3,448

		7,181

VIRGINIA 0.9%

Fairfax County, Virginia Redevelopment & Housing Authority Revenue Bonds, (FHA Insured), Series 2007
4.750% due 04/01/2038	2,775	2,781

WASHINGTON 2.0%

Central Puget Sound Regional Transit Authority, Washington Revenue Bonds, (NPFGC Insured), Series 1998
4.750% due 02/01/2028	1,045	1,053

Port of Seattle, Washington Revenue Bonds, Series 2018
5.000% due 05/01/2043	4,000	4,062

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Public Hospital District 1A of Whitman County, Washington General Obligation Bonds, Series 2023
5.000% due 12/01/2053	$1,250	$1,303

		6,418

Total Municipal Bonds & Notes (Cost $294,479)		295,987

	SHARES
SHORT-TERM INSTRUMENTS 0.2%

MUTUAL FUNDS 0.2%

Fidelity Investments Money Market Government Portfolio, Class I
5.380% (d)	503,866	504

Total Short-Term Instruments (Cost $504)		504

Total Investments in Securities (Cost $294,983)		296,491

INVESTMENTS IN AFFILIATES 4.5%

SHORT-TERM INSTRUMENTS 4.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.5%

PIMCO Short-Term Floating NAV Portfolio III	1,463,199	14,233

Total Short-Term Instruments (Cost $14,230)		14,233

Total Investments in Affiliates (Cost $14,230)		14,233

Total Investments 98.9% (Cost $309,213)		$310,724

Other Assets and Liabilities, net 1.1%		3,457

Net Assets 100.0%		$314,181

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	When-issued security.

(b)	Zero coupon security.

(c)	Security becomes interest bearing at a future date.

(d)	Coupon represents a 7-Day Yield.

50	MUNICIPAL VALUE FUNDS	See Accompanying Notes

March 31, 2024

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$6,534	$0	$6,534
Arizona	0	2,273	0	2,273
Arkansas	0	4,294	0	4,294
California	0	10,584	0	10,584
Colorado	0	5,209	0	5,209
Connecticut	0	15,717	0	15,717
District of Columbia	0	3,573	0	3,573
Florida	0	12,229	0	12,229
Georgia	0	5,047	0	5,047
Hawaii	0	6,840	0	6,840
Illinois	0	39,968	0	39,968
Louisiana	0	4,055	0	4,055
Maine	0	5,423	0	5,423
Maryland	0	636	0	636
Massachusetts	0	4,948	0	4,948
Michigan	0	20,024	0	20,024
Missouri	0	15,691	0	15,691
Multi-State	0	5,777	0	5,777
Nebraska	0	4,174	0	4,174
New Hampshire	0	1,624	0	1,624
New Jersey	0	1,042	0	1,042
New York	0	25,140	0	25,140
North Carolina	0	4,453	0	4,453
Ohio	0	9,389	0	9,389
Oklahoma	0	2,749	0	2,749
Oregon	0	3,442	0	3,442
Pennsylvania	0	36,079	0	36,079
Texas	0	22,693	0	22,693
Utah	0	7,181	0	7,181
Virginia	0	2,781	0	2,781
Washington	0	6,418	0	6,418
Short-Term Instruments
Mutual Funds	504	0	0	504

	$504	$295,987	$0	$296,491

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$14,233	$0	$0	$14,233

Total Investments	$14,737	$295,987	$0	$310,724

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	51

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class shares of the funds (each, a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

Hereinafter, the Board of Trustees of the Funds shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed

52	MUNICIPAL VALUE FUNDS

March 31, 2024

from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable. A debt obligation may be granted, in certain situations, a contractual or non-contractual forbearance for interest payments that are expected to be paid after agreed upon pay dates.

(b) Distributions to Shareholders The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO California Municipal Intermediate Value Fund	Daily	Monthly

PIMCO California Municipal Opportunistic Value Fund	Daily	Monthly

PIMCO National Municipal Intermediate Value Fund	Daily	Monthly

PIMCO National Municipal Opportunistic Value Fund	Daily	Monthly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year. A Fund may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

ANNUAL REPORT	MARCH 31, 2024	53

Notes to Financial Statements (Cont.)

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(c) New Accounting Pronouncements and Regulatory Updates In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, Reference Rate Reform (Topic 848), which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred or will occur during the period March 12, 2020 through December 31, 2024. In January 2021 and December 2022, FASB issued ASU 2021-01 and ASU 2022-06, which include additional amendments to Topic 848. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the U.S. Securities and Exchange Commission (“SEC”) adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading. As such, beginning in July 2024, the Funds must comply with certain new requirements which include, but are not limited to, making significant updates to the content of their shareholder reports and mailing paper copies of the new tailored shareholder reports to shareholders who have not opted to receive shareholder report documents electronically. At this time, management is evaluating the implications of these changes on the financial statements.

The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business day after the trade date (T+1). The effective date was May 5, 2023, and compliance with the amendments is required as of May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

54	MUNICIPAL VALUE FUNDS

March 31, 2024

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments were effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion). At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The NAV of a Fund’s shares, or each of their respective share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, each Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, each Fund may calculate its NAV as of the NYSE Close for such day or such other time that a Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that a Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange or the NYSE Close if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a

ANNUAL REPORT	MARCH 31, 2024	55

Notes to Financial Statements (Cont.)

liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), a Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

56	MUNICIPAL VALUE FUNDS

March 31, 2024

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in a Fund’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S.

ANNUAL REPORT	MARCH 31, 2024	57

Notes to Financial Statements (Cont.)

GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

58	MUNICIPAL VALUE FUNDS

March 31, 2024

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act, rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2024 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2024	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO California Municipal Intermediate Value Fund	$1,537	$12,060	$(12,500)	$2	$(1)	$1,098	$59	$0

PIMCO California Municipal Opportunistic Value Fund	21,243	93,901	(94,200)	9	(4)	20,949	988	0

PIMCO National Municipal Intermediate Value Fund	6,349	44,574	(43,800)	0	2	7,125	369	0

PIMCO National Municipal Opportunistic Value Fund	15,823	83,806	(85,400)	15	(11)	14,233	697	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2024	59

Notes to Financial Statements (Cont.)

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Mortgage-Related and Other Asset-Backed Securities directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which

60	MUNICIPAL VALUE FUNDS

March 31, 2024

are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

Interfund Lending In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended March 31, 2024, the Funds did not participate in the Interfund Lending Program.

ANNUAL REPORT	MARCH 31, 2024	61

Notes to Financial Statements (Cont.)

6. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO California Municipal Intermediate Value Fund	PIMCO California Municipal Opportunistic Value Fund	PIMCO National Municipal Intermediate Value Fund	PIMCO National Municipal Opportunistic Value Fund

Small Fund	X	—	—	—

Interest Rate	X	X	X	X

Call	X	X	X	X

Credit	X	X	X	X

Market	X	X	X	X

Issuer	X	X	X	X

Liquidity	X	X	X	X

Income	X	X	X	X

Extension	X	X	X	X

Prepayment	X	X	X	X

When-Issued Securities	X	X	X	X

Issuer Non-Diversification	X	X	X	X

Management	X	X	X	X

Municipal Instruments	X	X	X	X

California and Single State Municipal Securities	X	X	—	—

Single State Municipal Securities	—	—	X	X

Municipal Project-Specific	X	X	X	X

Floating Rate Securities	X	X	X	X

Tax-Exempt Status	X	X	X	X

Taxation	X	X	X	X

U.S. Treasury and Agency Securities	X	X	X	X

General Obligation Bond	X	X	X	X

AMT Bonds	X	X	X	X

Lease Revenue Bond	X	X	X	X

Revenue Bond	X	X	X	X

Zero Coupon Bond	X	X	X	X

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Small Fund Risk is the risk that a smaller fund may not achieve investment or trading efficiencies.

Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of fund shares.

Interest Rate Risk is the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

62	MUNICIPAL VALUE FUNDS

March 31, 2024

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Market Risk is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Income Risk is the risk that when interest rates fall, a Fund’s income may decline. This decline can occur because a Fund may invest in lower-yielding bonds as bonds in its portfolio mature.

Extension Risk is the risk that, in periods of rising interest rates, issuers of mortgage-related and other asset-backed securities may pay principal later than expected, which may reduce the value of a Fund’s investment in such securities and may prevent the Fund from receiving higher interest rates on proceeds reinvested.

Prepayment Risk is the risk that, in periods of declining interest rates, issuers of mortgage-related and other asset-backed securities may pay principal more quickly than expected, which results in a Fund foregoing future interest income on the portion of the principal repaid early and may result in the Fund being forced to reinvest investment proceeds at lower interest rates.

When-Issued Securities Risk is the risks related to municipal securities issued on a when-issued basis, where payment and delivery take place at a future date beyond the normal settlement date. Because the market price of the security may fluctuate during the time before payment and delivery, a Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price. In addition, interest is not generally paid on when-issued securities until settlement.

ANNUAL REPORT	MARCH 31, 2024	63

Notes to Financial Statements (Cont.)

Issuer Non-Diversification Risk is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Municipal Instruments Risk is the risk that a Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of municipal instruments to pay interest or repay principal.

California and Single State Municipal Securities Risk is the risk that because a Fund invests primarily in California Municipal Bonds but may invest more than 25% of its net assets in municipal instruments the principal and interest payments of which are paid by obligors located in a single state, other than California, it is more exposed to the impact of legislative, tax, and political changes within those states than a fund that invests more widely.

Single State Municipal Securities Risk is the risk that because a Fund may invest a significant portion of its assets in municipal securities of a particular state, it may be more exposed to the impact of legislative, tax, and political changes within that state than a fund that invests more widely.

Municipal Project-Specific Risk is the risk that a Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Floating Rate Securities Risk is the risk of investing in floating rate notes, which generally carry lower yields than fixed notes of the same maturity. Securities with variable or floating interest rates may be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or at the same pace, as interest rates in general. The interest rate for a floating rate note occasionally adjusts or resets by reference to a benchmark interest rate. Benchmark interest rates, such as London Interbank Offered Rate (“LIBOR”), may not precisely track market interest rates. In general, securities with longer durations tend to be more sensitive to interest rate changes, which may make them more volatile than securities with shorter durations.

Tax-Exempt Status Risk is the risk that reclassifications or legislative or court actions could cause interest from a tax-exempt security to become taxable, possibly retroactively, subjecting you to increased tax liability.

64	MUNICIPAL VALUE FUNDS

March 31, 2024

Taxation Risk is the risk that to the extent that a Fund invests in securities the income from which is not tax-exempt, your share of income from such investments will be taxable for state and/or federal income tax purposes. Although a Fund seeks to invest primarily in securities that are not subject to regular federal income tax and California state income tax, a Fund may invest a portion of its total assets in municipal securities subject to the federal alternative minimum tax.

U.S. Treasury and Agency Securities Risk is the risk of investing in securities issued or guaranteed by the U.S. Treasury or its agencies and instrumentalities, which may be backed only by the credit of the agency or instrumentality and not by the full faith and credit of the United States. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities.

General Obligation Bond Risk is the risk of investing in general obligation bonds, which are generally secured by the obligor’s pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors.

AMT Bonds Risk is the risk that “AMT Bonds,” which are municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to noncorporate taxpayers, may expose the Fund to certain risks in addition to those typically associated with municipal bonds. Interest or principal on AMT Bonds paid out of current or anticipated revenues from a specific project or specific asset may be adversely impacted by declines in revenue from the project or asset. Declines in general business activity could also affect the economic viability of facilities that are the sole source of revenue to support AMT Bonds. In this regard, AMT Bonds may entail greater risks than general obligation municipal bonds. For shareholders subject to the federal alternative minimum tax, a portion of the Fund’s distributions may not be exempt from gross federal income, which may give rise to alternative minimum tax liability.

Lease Revenue Bond Risk is the risk of investing in lease revenue bonds and other municipal lease obligations, which may be considered less secure than a general obligation or revenue bond and may or may not include a debt service reserve fund. There have also been certain legal challenges to the use of lease revenue bonds in various states.

Revenue Bond Risk is the risk of investing in revenue bonds, which are generally backed by and payable from the revenues derived from a specific facility or specific revenue source or sources. As a result, the revenue bonds in which a Fund invests may entail greater credit risk than the Fund’s investments in general obligation bonds.

Zero Coupon Bond Risk is the risk of investing in zero coupon bonds, in which the market prices are more volatile than the market prices of securities that pay interest on a regular basis. Since a Fund will not receive cash payments earned on these securities on a current basis, the Fund may be required to make distributions from other sources. This may result in higher portfolio turnover rates and the sale of securities at a time that is less favorable.

ANNUAL REPORT	MARCH 31, 2024	65

Notes to Financial Statements (Cont.)

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund.

Government Intervention in Financial Markets Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

66	MUNICIPAL VALUE FUNDS

March 31, 2024

Cyber Security Risk As the use of technology has become more prevalent in the course of business, a Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders may suffer losses as a result of a cyber security breach related to a Fund, its service providers, trading counterparties or the issuers in which a Fund invests.

7. FEES AND EXPENSES

(a) Investment Advisory Fee PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for the Institutional Class, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to the Institutional Class):

Fund Name	Investment Advisory Fee		Supervisory and Administrative Fee
PIMCO California Municipal Intermediate Value Fund	0.30%	(1)	0.20%
PIMCO California Municipal Opportunistic Value Fund	0.40%	(2)	0.23%
PIMCO National Municipal Intermediate Value Fund	0.30%	(1)	0.20%
PIMCO National Municipal Opportunistic Value Fund	0.40%	(2)	0.23%

(1)	PIMCO has contractually agreed through July 31, 2024 to reduce its advisory fee by 0.11% of the average daily net assets of the Fund.
(2)	PIMCO has contractually agreed through July 31, 2024 to reduce its advisory fee by 0.03% of the average daily net assets of the Fund.

ANNUAL REPORT	MARCH 31, 2024	67

Notes to Financial Statements (Cont.)

(c) Fund Expenses PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational and offering expenses of the Trust and the Funds, and any other expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares (“class-specific expenses”). The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(d) Expense Limitation Pursuant to the Expense Limitation Agreement, PIMCO has contractually agreed through July 31, 2024 to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049% (the “Expense Limit”) (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. As of March 31, 2024, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed through July 31, 2024 to waive its advisory fee by 0.11% of the average daily net assets of the PIMCO California Municipal Intermediate Value Fund and PIMCO National Municipal Intermediate Value Fund and by 0.03% of the average daily net assets of the PIMCO California Municipal Opportunistic Value Fund and PIMCO National Municipal Opportunistic Value Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. PIMCO may not recoup these waivers.

68	MUNICIPAL VALUE FUNDS

March 31, 2024

Pursuant to the Expense Limitation Agreement, waiver amounts are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2024, the Funds below waived and/or reimbursed the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO California Municipal Intermediate Value Fund	$29

PIMCO California Municipal Opportunistic Value Fund	74

PIMCO National Municipal Intermediate Value Fund	132

PIMCO National Municipal Opportunistic Value Fund	90

†	A zero balance may reflect actual amounts rounding to less than one thousand.

8. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 7, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

9. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

10. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2024, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO California Municipal Intermediate Value Fund	$0	$0	$7,491	$5,783

PIMCO California Municipal Opportunistic Value Fund	0	0	51,025	24,916

PIMCO National Municipal Intermediate Value Fund	0	0	25,207	34,787

PIMCO National Municipal Opportunistic Value Fund	2,813	0	45,555	37,241

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2024	69

Notes to Financial Statements (Cont.)

11. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO California Municipal Intermediate Value Fund

	Year Ended 03/31/2024		Year Ended 03/31/2023

	Shares	Amount	Shares	Amount

Fund Share Transactions:

Receipts for shares sold

Institutional Class	1,233	$11,999	776	$7,643

Issued as reinvestment of distributions

Institutional Class	55	544	69	683

Cost of shares redeemed

Institutional Class	(1,197)	(11,793)	(4,766)	(47,073)

Net increase (decrease) resulting from Fund share transactions	91	$750	(3,921)	$(38,747)

	PIMCO California Municipal Opportunistic Value Fund

	Year Ended 03/31/2024		Year Ended 03/31/2023

	Shares	Amount	Shares	Amount

Fund Share Transactions:

Receipts for shares sold

Institutional Class	10,478	$101,480	12,093	$117,410

Issued as reinvestment of distributions

Institutional Class	815	7,927	625	6,074

Cost of shares redeemed

Institutional Class	(8,073)	(77,932)	(9,372)	(90,940)

Net increase (decrease) resulting from Fund share transactions	3,220	$31,475	3,346	$32,544

	PIMCO National Municipal Intermediate Value Fund

	Year Ended 03/31/2024		Year Ended 03/31/2023

	Shares	Amount	Shares	Amount

Fund Share Transactions:

Receipts for shares sold

Institutional Class	2,310	$22,991	12,524	$124,541

Issued as reinvestment of distributions

Institutional Class	285	2,837	260	2,586

Cost of shares redeemed

Institutional Class	(3,767)	(37,382)	(20,462)	(204,097)

Net increase (decrease) resulting from Fund share transactions	(1,172)	$(11,554)	(7,678)	$(76,970)

70	MUNICIPAL VALUE FUNDS

March 31, 2024

	PIMCO National Municipal Opportunistic Value Fund

	Year Ended 03/31/2024		Year Ended 03/31/2023

	Shares	Amount	Shares	Amount

Fund Share Transactions:

Receipts for shares sold

Institutional Class	6,948	$67,501	18,394	$180,148

Issued as reinvestment of distributions

Institutional Class	1,034	10,056	856	8,353

Cost of shares redeemed

Institutional Class	(7,069)	(68,419)	(8,613)	(84,022)

Net increase (decrease) resulting from Fund share transactions	913	$9,138	10,637	$104,479

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The following table discloses the number of persons who owned of record or beneficially 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of March 31, 2024. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO California Municipal Intermediate Value Fund	2	0	98%	0%

PIMCO California Municipal Opportunistic Value Fund	1	0	89%	0%

PIMCO National Municipal Intermediate Value Fund	2	0	97%	0%

PIMCO National Municipal Opportunistic Value Fund	1	0	97%	0%

12. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

13. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

ANNUAL REPORT	MARCH 31, 2024	71

Notes to Financial Statements (Cont.)

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2024, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2024, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO California Municipal Intermediate Value Fund	$18	$0	$0	$(312)	$0	$(1,546)	$0	$0	$(1,840)

PIMCO California Municipal Opportunistic Value Fund	0	0	0	3,113	0	(573)	0	0	2,540

PIMCO National Municipal Intermediate Value Fund	7	0	0	(2,110)	(1)	(5,488)	0	0	(7,592)

PIMCO National Municipal Opportunistic Value Fund	0	0	0	1,507	(1)	(907)	0	0	599

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)	Adjusted for open wash sale loss deferrals.
(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2023 through March 31, 2024 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2023 through March 31, 2024 and Ordinary losses realized during the period January 1, 2024 through March 31, 2024 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

72	MUNICIPAL VALUE FUNDS

March 31, 2024

As of March 31, 2024, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO California Municipal Intermediate Value Fund	$97	$1,449

PIMCO California Municipal Opportunistic Value Fund	497	76

PIMCO National Municipal Intermediate Value Fund	2,132	3,356

PIMCO National Municipal Opportunistic Value Fund	119	788

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2024, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO California Municipal Intermediate Value Fund	$27,414	$338	$(651)	$(313)

PIMCO California Municipal Opportunistic Value Fund	262,296	4,235	(1,122)	3,113

PIMCO National Municipal Intermediate Value Fund	123,349	627	(2,736)	(2,109)

PIMCO National Municipal Opportunistic Value Fund	309,216	3,397	(1,890)	1,507

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)	Adjusted for open wash sale loss deferrals.

For the fiscal years ended March 31, 2024 and March 31, 2023, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2024				March 31, 2023

	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO California Municipal Intermediate Value Fund	$475	$69	$0	$0	$642	$41	$0	$0

PIMCO California Municipal Opportunistic Value Fund	6,957	982	0	0	5,589	450	41	0

PIMCO National Municipal Intermediate Value Fund	2,424	457	0	0	2,441	379	0	0

PIMCO National Municipal Opportunistic Value Fund	9,280	785	0	0	7,848	514	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2024	73

Notes to Financial Statements (Cont.)

March 31, 2024

14. SUBSEQUENT EVENTS

Effective August 1, 2024, the advisory fee for each class of shares for PIMCO California Municipal Opportunistic Value Fund and PIMCO National Municipal Opportunistic Value Fund, stated as a percentage of the Fund’s average daily net assets, will decrease by 0.03%. This advisory fee decrease will result in the Management Fees decreasing by 0.03% for each class of shares of the Funds.

In addition, each Fund’s current contractual advisory fee waiver of 0.03% of the average daily net assets of the Fund, in effect through July 31, 2024, will not be renewed.

74	MUNICIPAL VALUE FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund (four of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2024, the related statements of operations for the year ended March 31, 2024, the statements of changes in net assets for each of the two years in the period ended March 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2024 and each of the financial highlights for each of the five years in the period ended March 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2024

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	MARCH 31, 2024	75

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Currency Abbreviations:
USD (or $)	United States Dollar

Index/Spread Abbreviations:
TSFR3M	Term SOFR 3-Month

Municipal Bond or Agency Abbreviations:
AGC	Assured Guaranty Corp.	FNMA	Federal National Mortgage Association
AGM	Assured Guaranty Municipal	NPFGC	National Public Finance Guarantee Corp.
AMBAC	American Municipal Bond Assurance Corp.	PSF	Public School Fund
BAM	Build America Mutual Assurance	Q-SBLF	Qualified School Bond Loan Fund
CM	California Mortgage Insurance	SGI	Syncora Guarantee, Inc.
CR	Custodial Receipts	ST	State
FHA	Federal Housing Administration

Other Abbreviations:
TBA	To-Be-Announced

76	MUNICIPAL VALUE FUNDS

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2024 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2024 was designated as ‘‘qualified dividend income’’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2024.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only). Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2024 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2024 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends. The Funds intend to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) amount of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†
PIMCO California Municipal Intermediate Value Fund	0%	0%	$544	$0	$0
PIMCO California Municipal Opportunistic Value Fund	0%	0%	7,939	0	0
PIMCO National Municipal Intermediate Value Fund	0%	0%	2,881	0	0
PIMCO National Municipal Opportunistic Value Fund	0%	0%	10,065	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2025, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2024.

Section 199A Dividends. Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends

PIMCO California Municipal Intermediate Value Fund	0%

PIMCO California Municipal Opportunistic Value Fund	0%

PIMCO National Municipal Intermediate Value Fund	0%
PIMCO National Municipal Opportunistic Value Fund	0%

ANNUAL REPORT	MARCH 31, 2024	77

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	161	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, State Auto Financial Corporation (2016-2022).

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

78	MUNICIPAL VALUE FUNDS

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee – 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	161	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

(*)	Unless otherwise noted, the information for the individuals listed is as of March 31, 2024.
(1)	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
(†)	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Joshua D. Ratner (1976)** President	01/2024 to present	Executive Vice President and Head of Americas Fund and Client Operations; Deputy General Counsel, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO Flexible Real Estate Income Fund, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill (1980)** Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Carol K. Chan (1982) Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

ANNUAL REPORT	MARCH 31, 2024	79

Management of the Trust (Cont.)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Alyssa M. Creighton (1974) Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Jason R. Duran (1977) Vice President	02/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Kenneth W. Lee (1972) Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Greg J. Mason (1980)*** Vice President	05/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Colleen P. McLaughlin (1983)*** Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Shiv Narain (1981) Vice President	01/2024 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Keith A. Werber (1973) Vice President	05/2022 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Paul T. Wildermuth (1979) Vice President	01/2024 to present	Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Brandon T. Evans (1982) Deputy Treasurer	01/2024 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO Flexible Real Estate Income Fund and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Matthew L. Goodman (1977)** Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

80	MUNICIPAL VALUE FUNDS

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Laine E. Pacetti (1989) Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Jason R. Stern (1979)** Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Chi H. Vu (1983) Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

(*)	Unless otherwise noted, the information for the individuals listed is as of March 31, 2024.
(†)

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Access Income Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Dynamic Income Strategy Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

(**)	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
(***)	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	MARCH 31, 2024	81

Privacy Policy1

The Funds2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

82	MUNICIPAL VALUE FUNDS

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

ANNUAL REPORT	MARCH 31, 2024	83

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 13-14, 2024, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2023. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2024.

84	MUNICIPAL VALUE FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

1100 Main Street, Suite 400

Kansas City, MO 64105

Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

SS&C Global Investor & Distribution Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF3027AR_033124

PIMCO FUNDS

Annual Report

March 31, 2024

PIMCO All Asset Fund

PIMCO All Asset All Authority Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Market Insights

Dear Shareholder,

This annual report covers the 12-month reporting period ended March 31, 2024 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and a discussion of certain factors that affected performance during the reporting period.

The global economy continued to expand despite persistent inflation, tighter credit conditions, and geopolitical concerns affecting many countries. This resilience appeared particularly evident in the United States (“U.S.”). In contrast, several other developed market economies experienced relatively flat or negative growth over the reporting period.

Several central banks paused interest-rate hikes

Inflation eased over the reporting period but remained above central bank targets for many economies. Several central banks did not increase interest rates in the second half of 2023 and the beginning of 2024, following a series of rate increases in 2022 and the first half of 2023. The U.S. Federal Reserve (the “Fed”) raised the federal funds rate a total of 5.25% from March 2022 to July 2023, and then held rates steady from September 2023 to March 2024. At its March meeting, the Fed communicated that the policy rate may be at its peak for the most recent tightening cycle, and that it may be appropriate to begin cutting rates later in 2024. The European Central Bank (“ECB”) raised its deposit facility rate for the euro area a total of 4.50% from July 2022 to September 2023, and then held rates steady at its next four meetings. Meanwhile, the Bank of England (“BoE”) raised its Bank Rate a total of 5.15% from December 2019 to July 2023 and held rates steady at its next five meetings. Neither the ECB nor BoE ruled out the possibility of rate cuts in 2024. In contrast, the Bank of Japan raised its short-term policy rate from -0.1% to between zero and 0.1% in March 2024, which was the first increase since 2007.

Financial markets posted positive returns

The yield on the benchmark 10-year U.S. Treasury increased during the reporting period. In many other developed markets, yields on 10-year government bonds also moved higher. Overall, the global bond market rallied toward the end of 2023, bolstered by central bank officials’ policy pronouncements signaling a possible end to monetary tightening. However, the market then weakened during the first quarter of 2024. During the reporting period, lower-rated global bonds generally outperformed their higher-rated counterparts. Global equities rallied, while commodities were mixed. The U.S. dollar strengthened against the Japanese yen and, to a lesser extent, the euro, but fell relative to the British pound.

We continue to work diligently to navigate dynamic global markets and manage the assets that you have entrusted with us. We encourage you to speak with your financial advisor about your goals and visit global.pimco.com for our latest insights.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Total Returns of Certain Asset Classes for the Period Ended March 31, 2024

Asset Class (as measured by, currency)	12-Month

U.S. large cap equities (S&P 500 Index, USD)	29.88%

Global equities (MSCI World Index, USD)	25.11%

European equities (MSCI Europe Index, EUR)	14.79%

Emerging market equities (MSCI Emerging Markets Index, EUR)	8.15%

Japanese equities (Nikkei 225 Index, JPY)	46.50%

Emerging market local bonds (JPMorgan Government Bond Index-Emerging Markets Global Diversified Index, USD Unhedged)	4.91%

Emerging market external debt (JPMorgan Emerging Markets Bond Index (EMBI) Global, USD Hedged)	9.53%

Below investment grade bonds (ICE BofA Developed Markets High Yield Constrained Index, USD Hedged)	11.60%

Global investment grade credit bonds (Bloomberg Global Aggregate Credit Index, USD Hedged)	5.59%

Fixed-rate, local currency government debt of investment grade countries (Bloomberg Global Treasury Index, USD Hedged)	3.48%

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions or are appropriate for all investors and each investor should evaluate their ability to invest for the long-term, especially during periods of downturn in the market. Outlook and strategies are subject to change without notice.

2	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund (each, a “Fund” and collectively, the “Funds”).

The Funds are each “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Funds invest substantially all of their assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of the Trust, or PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds and PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund (collectively, “Underlying PIMCO Funds”). The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

We believe that equity funds and bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

ANNUAL REPORT	MARCH 31, 2024	3

Important Information About the Funds (Cont.)

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, remain high. In efforts to combat inflation, the U.S. Federal Reserve (the “Fed”) raised interest rates multiple times in 2022 and 2023. In the second half of 2023 and the beginning of 2024, however, the Fed paused the rate hikes, keeping interest rates steady. It is uncertain whether rates will remain steady, increase or decrease in the future. As such, the Funds may face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

In February 2022, Russia launched an invasion of Ukraine. As a result, Russia and other countries, persons and entities that have provided material aid to Russia’s aggression against Ukraine, have been the subject of economic sanctions and import and export controls imposed by countries throughout the world, including the United States. Such measures have had and may continue to have an adverse effect on the Russian, Belarusian and other securities and economies, which may, in turn, negatively impact a Fund. The extent, duration and impact of Russia’s military action in Ukraine, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional, European and global economies and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. Further, a Fund may have investments in securities and instruments that are economically tied to the region and may have been negatively impacted by the sanctions and counter-sanctions by Russia, including declines in value and reductions in liquidity. The

4	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

sanctions may cause a Fund to sell portfolio holdings at a disadvantageous time or price or to continue to hold investments that a Fund may no longer seek to hold. PIMCO will continue to actively manage these positions in the best interests of a Fund and its shareholders.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities (and/or portfolio securities of Underlying PIMCO Funds or Acquired Funds, as applicable). The United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR was traditionally an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on a Fund, or on certain instruments in which a Fund invests, which can be difficult to ascertain, and may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how and when industry participants adopt new reference rates for affected instruments. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of a Fund that holds such instrument. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Funds and issuers in which they invest. For example, if a bank at which a Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which a Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Funds invest remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Funds and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks.

ANNUAL REPORT	MARCH 31, 2024	5

Important Information About the Funds (Cont.)

Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Funds and issuers in which they invest.

On each Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status
PIMCO All Asset Fund	07/31/02	07/31/02	04/30/08	04/27/18	12/31/02	04/30/03	04/30/03	01/31/06	Diversified
PIMCO All Asset All Authority Fund	10/31/03	10/31/03	07/10/08	04/27/18	—	07/29/05	07/29/05	—	Diversified

6	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

SEC rules allow a Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary.

ANNUAL REPORT	MARCH 31, 2024	7

Important Information About the Funds (Cont.)

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Funds) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and exchange-traded fund (“ETF”) shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading. As such, beginning in July 2024, the Funds must comply with certain new requirements which include, but are not limited to, making significant updates to the content of their shareholder reports and mailing paper copies of the new tailored shareholder reports to shareholders who have not opted to receive shareholder report documents electronically.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In November 2022, the SEC adopted amendments to Form N-PX under the Investment Company Act of 1940, as amended, to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments were effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion).

8	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

PIMCO All Asset Fund

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Fund Inception (07/31/02)
PIMCO All Asset Fund Institutional Class	7.22%	5.49%	4.27%	6.45%
PIMCO All Asset Fund I-2	7.10%	5.39%	4.16%	6.35%
PIMCO All Asset Fund I-3	7.16%	5.35%	4.13%	6.30%
PIMCO All Asset Fund Administrative Class	7.05%	5.24%	4.01%	6.19%
PIMCO All Asset Fund Class A	6.76%	5.02%	3.79%	5.89%
PIMCO All Asset Fund Class A (adjusted)	2.76%	4.22%	3.39%	5.70%
PIMCO All Asset Fund Class C	6.01%	4.23%	3.01%	5.10%
PIMCO All Asset Fund Class C (adjusted)	5.01%	4.23%	3.01%	5.10%
PIMCO All Asset Fund Class R	6.49%	4.75%	3.53%	5.61%
Bloomberg U.S. TIPS: 1-10 Year Index	1.65%	2.96%	2.23%	3.67%
Consumer Price Index + 500 Basis Points	8.48%	9.19%	7.84%	7.57%
Lipper Alternative Global Macro Funds Average	9.92%	4.48%	3.16%	3.87%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses) were 1.505% for Institutional Class shares, 1.605% for I-2 shares, 1.705% for I-3 shares, 1.755% for Administrative Class shares, 1.955% for Class A shares, 2.705% for Class C shares, and 2.205% for Class R shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

ANNUAL REPORT	MARCH 31, 2024	9

Institutional Class - PAAIX	I-2 - PALPX	I-3 - PAANX	Administrative Class - PAALX
Class A - PASAX	Class C - PASCX	Class R - PATRX

Top 10 Holdings as of March 31, 2024†§

PIMCO All Asset: Multi-RAE PLUS Fund	19.0%
PIMCO All Asset: Multi-Real Fund	17.3%
PIMCO Low Duration Fund	11.0%
PIMCO Total Return Fund	8.2%
PIMCO International Bond Fund (U.S. Dollar-Hedged)	5.5%
PIMCO RAE Worldwide Long/Short PLUS Fund	3.6%
PIMCO RAE Fundamental Advantage PLUS Fund	3.5%
PIMCO Emerging Markets Local Currency and Bond Fund	3.5%
PIMCO TRENDS Managed Futures Strategy Fund	3.3%
PIMCO High Yield Fund	3.1%

†	% of Investments, at value.
§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Investment Objective and Strategy Overview

PIMCO All Asset Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Fund invests, under normal circumstances, substantially all of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of the Trust, or PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds and PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund (collectively, “Underlying PIMCO Funds”) and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Fund’s asset allocation sub-adviser, determines how the Fund allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Positions in emerging markets equities, through exposure to the (i) RAE Fundamental Emerging Markets Total Return, RAFI Dynamic Multi-Factor Emerging Market Net Total Return, and the MSCI Emerging Markets Net Total Return USD indices, gained via the PIMCO All Asset: Multi-RAE PLUS Fund, (ii) PIMCO RAE Emerging Markets Fund and (iii) PIMCO RAE PLUS EMG Fund contributed to performance, as these underlying exposures and PIMCO funds posted positive returns.

»	Positions in developed ex-U.S. equities, through exposure to the (i) MSCI EAFE US Dollar Hedged Net, MSCI EAFE Net Total Return USD, RAE Fundamental International Large Total Return and the RAFI Dynamic Multi-Factor Developed ex-US Net Total Return indices, gained via the PIMCO All Asset: Multi-RAE PLUS Fund, (ii) PIMCO RAE International Fund and (iii) PIMCO RAE PLUS International Fund contributed to performance, as these underlying exposures and PIMCO funds posted positive returns.

»	Positions in liquid alternatives, through exposure to the PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE Worldwide Long/Short PLUS Fund and the PIMCO TRENDS Managed Futures Strategy Fund, contributed to performance, as these Underlying PIMCO Funds posted positive returns.
»	Positions in U.S. and global core bonds, through exposure to the PIMCO Total Return Fund and the PIMCO International Bond Fund (U.S. Dollar-Hedged), contributed to performance, as these Underlying PIMCO Funds posted positive returns.

»	Positions in emerging markets bonds, through exposure to the PIMCO Emerging Markets Bond Fund, PIMCO Emerging Markets Currency and Short-Term Investments Fund and the PIMCO Emerging Markets Local Currency and Bond Fund, contributed to performance, as these Underlying PIMCO Funds posted positive returns.

»	Positions in long duration bonds, through exposure to the PIMCO Long-Term U.S. Government Fund, PIMCO Extended Duration Fund and the PIMCO Long Duration Total Return Fund, detracted from performance, as these Underlying PIMCO Funds posted negative returns.

»	Positions in U.S. Treasury Inflation-Protected Securities (“TIPS”), through exposures to the PIMCO Long-Term Real Return Fund, detracted from performance, as this Underlying PIMCO Fund posted negative returns despite the PIMCO Real Return Fund and Bloomberg U.S. TIPS Index exposure, gained via the PIMCO All Asset: Multi-Real Fund, gaining.

»	There were no other material detractors for this Fund.

10	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

PIMCO All Asset All Authority Fund

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Fund Inception (10/31/03)
PIMCO All Asset All Authority Fund Institutional Class	2.44%	2.33%	1.61%	4.37%
PIMCO All Asset All Authority Fund I-2	2.34%	2.19%	1.49%	4.23%
PIMCO All Asset All Authority Fund I-3	2.29%	2.15%	1.43%	4.21%
PIMCO All Asset All Authority Fund Class A	2.00%	1.84%	1.13%	3.83%
PIMCO All Asset All Authority Fund Class A (adjusted)	(3.61)%	0.69%	0.56%	3.64%
PIMCO All Asset All Authority Fund Class C	1.23%	1.07%	0.38%	3.05%
PIMCO All Asset All Authority Fund Class C (adjusted)	0.24%	1.07%	0.38%	3.05%
Bloomberg U.S. TIPS Index	0.45%	2.49%	2.21%	3.60%
Consumer Price Index + 650 Basis Points	9.98%	10.69%	9.34%	9.09%
Lipper Alternative Global Macro Funds Average	9.92%	4.48%	3.16%	3.81%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses) were 3.55% for Institutional Class shares, 3.65% for I-2 shares, 3.75% for I-3 shares, 4.00% for Class A shares, and 4.75% for Class C shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

ANNUAL REPORT	MARCH 31, 2024	11

Institutional Class - PAUIX	I-2 - PAUPX	I-3 - PAUNX
Class A - PAUAX	Class C - PAUCX

Top 10 Holdings as of March 31, 2024†§

PIMCO Low Duration Fund	17.9%
PIMCO All Authority: Multi-RAE PLUS Fund	12.9%
PIMCO Total Return Fund	12.7%
PIMCO All Asset: Multi-Real Fund	9.0%
PIMCO International Bond Fund (U.S. Dollar-Hedged)	5.9%
PIMCO RAE Fundamental Advantage PLUS Fund	3.4%
PIMCO TRENDS Managed Futures Strategy Fund	3.4%
PIMCO RAE Worldwide Long/Short PLUS Fund	3.4%
PIMCO RealEstateRealReturn Strategy Fund	3.3%
PIMCO High Yield Fund	3.1%

†	% of Investments, at value.
§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Investment Objective and Strategy Overview

PIMCO All Asset All Authority Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Fund invests, under normal circumstances, substantially all of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of the Trust, or PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds and PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund (collectively, “Underlying PIMCO Funds”). The Fund invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Fund’s asset allocation sub-adviser, determines how the Fund allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Positions in emerging markets equities, through exposure to the (i) RAE Fundamental Emerging Markets Total Return and the RAFI Dynamic Multi-Factor Emerging Market Net Total Return indices, gained via the PIMCO All Authority: Multi-RAE PLUS Fund, (ii) PIMCO RAE Emerging Markets Fund and (iii) PIMCO RAE PLUS EMG Fund contributed to performance, as these underlying exposures and PIMCO funds posted positive returns.

»	Positions in developed ex-U.S. equities, through exposure to the (i) MSCI EAFE US Dollar Hedged Net, MSCI EAFE Net Total Return USD, RAE Fundamental International Large Total Return and RAFI Dynamic Multi-Factor Developed ex-US Net Total Return indices, gained via the PIMCO All Authority: Multi-RAE PLUS Fund, (ii) PIMCO RAE International Fund and (iii) PIMCO RAE PLUS International Fund contributed to performance, as these underlying exposures and PIMCO funds posted positive returns.

»	Positions in U.S. and global core bonds, through exposure to the PIMCO Total Return Fund and the PIMCO
International Bond Fund (U.S. Dollar-Hedged), contributed to performance, as these Underlying PIMCO Funds posted positive returns.

»	The Fund has the ability to borrow from a line of credit provided by a syndicate of banks to invest in additional PIMCO funds up to 1.5x of the Fund’s net assets. As the cost of borrowing is tied to one-month Secured Overnight Financing Rate and front-end interest rates remained elevated, interest costs associated with this borrowing remained higher, though the returns of the Fund’s All Authority invested in were positive on average.

»	Short positions in U.S. equities, through inverse exposure of the S&P 500 index, gained via the PIMCO All Authority: Multi-RAE PLUS Fund, detracted from performance, as this underlying exposure posted negative returns.

»	Positions in long duration bonds, through exposure to the PIMCO Long-Term US Government Fund, PIMCO Extended Duration Fund and the PIMCO Long Duration Total Return Fund, detracted from performance, as these Underlying PIMCO Funds posted negative returns despite the PIMCO Long-Term Credit Bond Fund gaining.

12	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2023 to March 31, 2024 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

ANNUAL REPORT	MARCH 31, 2024	13

Expense Examples (Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO All Asset Fund
Institutional Class	$1,000.00	$1,088.30	$0.79	$1,000.00	$1,024.11	$0.77	0.152%
I-2	1,000.00	1,088.50	1.31	1,000.00	1,023.61	1.27	0.252
I-3	1,000.00	1,088.30	1.56	1,000.00	1,023.37	1.51	0.300
Administrative Class	1,000.00	1,087.70	2.09	1,000.00	1,022.86	2.02	0.402
Class A	1,000.00	1,085.80	3.12	1,000.00	1,021.87	3.03	0.602
Class C	1,000.00	1,081.80	7.00	1,000.00	1,018.14	6.78	1.352
Class R	1,000.00	1,084.40	4.42	1,000.00	1,020.63	4.28	0.852

PIMCO All Asset All Authority Fund
Institutional Class	$1,000.00	$1,074.50	$14.39	$1,000.00	$1,010.99	$13.95	2.79%
I-2	1,000.00	1,072.20	14.89	1,000.00	1,010.49	14.45	2.89
I-3	1,000.00	1,071.90	15.15	1,000.00	1,010.24	14.69	2.94
Class A	1,000.00	1,070.40	16.68	1,000.00	1,008.75	16.18	3.24
Class C	1,000.00	1,065.70	20.49	1,000.00	1,005.02	19.89	3.99

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 8, Fees and Expenses, in the Notes to Financial Statements.

14	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Benchmark Descriptions

Index*	Benchmark Description

Bloomberg U.S. TIPS Index	Bloomberg U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $500 million par amount outstanding.

Bloomberg U.S. TIPS: 1-10 Year Index	Bloomberg U.S. TIPS: 1-10 Year Index is an unmanaged market index comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years.

Consumer Price Index + 500 Basis Points	CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (CPI). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time.

Consumer Price Index + 650 Basis Points	CPI + 650 Basis Points benchmark is created by adding 6.5% to the annual percentage change in the Consumer Price Index (CPI). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2024	15

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO All Asset Fund

Institutional Class

03/31/2024	$10.78	$0.40	$0.36	$0.76	$(0.42)	$0.00	$0.00	$(0.42)

03/31/2023	12.34	0.69	(1.53)	(0.84)	(0.72)	0.00	0.00	(0.72)

03/31/2022	12.77	1.27	(0.43)	0.84	(1.27)	0.00	0.00	(1.27)

03/31/2021	9.94	0.84	2.80	3.64	(0.81)	0.00	0.00	(0.81)

03/31/2020	11.48	0.32	(1.49)	(1.17)	(0.36)	0.00	(0.01)	(0.37)

I-2

03/31/2024	10.81	0.39	0.36	0.75	(0.41)	0.00	0.00	(0.41)

03/31/2023	12.37	0.68	(1.53)	(0.85)	(0.71)	0.00	0.00	(0.71)

03/31/2022	12.80	1.26	(0.43)	0.83	(1.26)	0.00	0.00	(1.26)

03/31/2021	9.97	0.84	2.79	3.63	(0.80)	0.00	0.00	(0.80)

03/31/2020	11.50	0.31	(1.48)	(1.17)	(0.35)	0.00	(0.01)	(0.36)

I-3

03/31/2024	10.82	0.42	0.34	0.76	(0.41)	0.00	0.00	(0.41)

03/31/2023	12.38	0.67	(1.52)	(0.85)	(0.71)	0.00	0.00	(0.71)

03/31/2022	12.80	1.55	(0.72)	0.83	(1.25)	0.00	0.00	(1.25)

03/31/2021	9.97	1.07	2.55	3.62	(0.79)	0.00	0.00	(0.79)

03/31/2020	11.50	0.22	(1.41)	(1.19)	(0.33)	0.00	(0.01)	(0.34)

Administrative Class

03/31/2024	10.80	0.38	0.37	0.75	(0.40)	0.00	0.00	(0.40)

03/31/2023	12.37	0.66	(1.53)	(0.87)	(0.70)	0.00	0.00	(0.70)

03/31/2022	12.80	1.22	(0.41)	0.81	(1.24)	0.00	0.00	(1.24)

03/31/2021	9.97	0.81	2.80	3.61	(0.78)	0.00	0.00	(0.78)

03/31/2020	11.50	0.29	(1.48)	(1.19)	(0.33)	0.00	(0.01)	(0.34)

Class A

03/31/2024	10.78	0.35	0.37	0.72	(0.38)	0.00	0.00	(0.38)

03/31/2023	12.34	0.63	(1.52)	(0.89)	(0.67)	0.00	0.00	(0.67)

03/31/2022	12.78	1.22	(0.44)	0.78	(1.22)	0.00	0.00	(1.22)

03/31/2021	9.96	0.80	2.78	3.58	(0.76)	0.00	0.00	(0.76)

03/31/2020	11.49	0.27	(1.48)	(1.21)	(0.31)	0.00	(0.01)	(0.32)

Class C

03/31/2024	10.73	0.27	0.37	0.64	(0.30)	0.00	0.00	(0.30)

03/31/2023	12.29	0.55	(1.52)	(0.97)	(0.59)	0.00	0.00	(0.59)

03/31/2022	12.74	1.11	(0.43)	0.68	(1.13)	0.00	0.00	(1.13)

03/31/2021	9.91	0.52	2.95	3.47	(0.64)	0.00	0.00	(0.64)

03/31/2020	11.44	0.18	(1.48)	(1.30)	(0.22)	0.00	(0.01)	(0.23)

16	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense and Dividends on Securities Sold Short	Expenses Excluding Interest Expenses, Dividends on Securities Sold Short and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$11.12	7.22%	$11,918,075	0.145%	0.225%	0.145%	0.225%	3.77%	56%

10.78	(6.68)	12,563,116	0.115	0.225	0.115	0.225	6.15	73

12.34	6.49	14,678,246	0.115	0.225	0.115	0.225	9.82	92

12.77	37.13	14,734,941	0.135	0.225	0.135	0.225	7.22	143

9.94	(10.61)	13,039,098	0.075	0.225	0.075	0.225	2.79	44

11.15	7.10	456,245	0.245	0.325	0.245	0.325	3.62	56

10.81	(6.76)	540,659	0.215	0.325	0.215	0.325	6.05	73

12.37	6.38	675,717	0.215	0.325	0.215	0.325	9.69	92

12.80	36.89	547,542	0.235	0.325	0.235	0.325	7.16	143

9.97	(10.59)	465,828	0.175	0.325	0.175	0.325	2.69	44

11.17	7.16	35,632	0.295	0.425	0.295	0.425	3.88	56

10.82	(6.80)	9,906	0.265	0.425	0.265	0.425	5.96	73

12.38	6.39	11,414	0.265	0.425	0.265	0.425	11.86	92

12.80	36.86	9,628	0.285	0.425	0.285	0.425	8.82	143

9.97	(10.75)	1,457	0.225	0.425	0.225	0.425	1.93	44

11.15	7.05	56,098	0.395	0.475	0.395	0.475	3.49	56

10.80	(6.97)	63,198	0.365	0.475	0.365	0.475	5.89	73

12.37	6.22	76,092	0.365	0.475	0.365	0.475	9.40	92

12.80	36.71	101,104	0.385	0.475	0.385	0.475	6.91	143

9.97	(10.72)	89,662	0.325	0.475	0.325	0.475	2.52	44

11.12	6.76	591,785	0.595	0.675	0.595	0.675	3.29	56

10.78	(7.09)	700,680	0.565	0.675	0.565	0.675	5.66	73

12.34	5.96	902,250	0.565	0.675	0.565	0.675	9.40	92

12.78	36.41	890,767	0.585	0.675	0.585	0.675	6.88	143

9.96	(10.90)	720,356	0.525	0.675	0.525	0.675	2.33	44

11.07	6.01	32,159	1.345	1.425	1.345	1.425	2.49	56

10.73	(7.80)	41,778	1.315	1.425	1.315	1.425	4.96	73

12.29	5.16	59,622	1.315	1.425	1.315	1.425	8.64	92

12.74	35.41	67,808	1.335	1.425	1.335	1.425	4.56	143

9.91	(11.63)	181,495	1.275	1.425	1.275	1.425	1.55	44

ANNUAL REPORT	MARCH 31, 2024	17

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO All Asset Fund (Cont.)

Class R

03/31/2024	$10.68	$0.33	$0.35	$0.68	$(0.35)	$0.00	$0.00	$(0.35)

03/31/2023	12.24	0.60	(1.51)	(0.91)	(0.65)	0.00	0.00	(0.65)

03/31/2022	12.68	1.17	(0.42)	0.75	(1.19)	0.00	0.00	(1.19)

03/31/2021	9.89	0.76	2.76	3.52	(0.73)	0.00	0.00	(0.73)

03/31/2020	11.42	0.24	(1.48)	(1.24)	(0.28)	0.00	(0.01)	(0.29)

PIMCO All Asset All Authority Fund

Institutional Class

03/31/2024	$6.50	$0.16	$0.01	$0.17	$(0.20)	$0.00	$0.00	$(0.20)

03/31/2023	7.90	0.51	(1.34)	(0.83)	(0.57)	0.00	0.00	(0.57)

03/31/2022	8.49	1.12	(0.58)	0.54	(1.13)	0.00	0.00	(1.13)

03/31/2021	6.66	0.71	1.75	2.46	(0.63)	0.00	0.00	(0.63)

03/31/2020	8.17	0.16	(1.46)	(1.30)	(0.21)	0.00	0.00	(0.21)

I-2

03/31/2024	6.51	0.15	0.00	0.15	(0.19)	0.00	0.00	(0.19)

03/31/2023	7.90	0.50	(1.33)	(0.83)	(0.56)	0.00	0.00	(0.56)

03/31/2022	8.50	1.13	(0.61)	0.52	(1.12)	0.00	0.00	(1.12)

03/31/2021	6.66	0.69	1.77	2.46	(0.62)	0.00	0.00	(0.62)

03/31/2020	8.18	0.15	(1.46)	(1.31)	(0.21)	0.00	0.00	(0.21)

I-3

03/31/2024	6.51	0.14	0.01	0.15	(0.19)	0.00	0.00	(0.19)

03/31/2023	7.90	0.54	(1.37)	(0.83)	(0.56)	0.00	0.00	(0.56)

03/31/2022	8.50	1.17	(0.66)	0.51	(1.11)	0.00	0.00	(1.11)

03/31/2021	6.66	0.62	1.84	2.46	(0.62)	0.00	0.00	(0.62)

03/31/2020	8.17	0.09	(1.41)	(1.32)	(0.19)	0.00	0.00	(0.19)

Class A

03/31/2024	6.50	0.13	0.00	0.13	(0.17)	0.00	0.00	(0.17)

03/31/2023	7.90	0.48	(1.34)	(0.86)	(0.54)	0.00	0.00	(0.54)

03/31/2022	8.49	1.08	(0.58)	0.50	(1.09)	0.00	0.00	(1.09)

03/31/2021	6.66	0.73	1.70	2.43	(0.60)	0.00	0.00	(0.60)

03/31/2020	8.18	0.13	(1.47)	(1.34)	(0.18)	0.00	0.00	(0.18)

18	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense and Dividends on Securities Sold Short	Expenses Excluding Interest Expenses, Dividends on Securities Sold Short and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$11.01	6.49%	$36,583	0.845%		0.925%		0.845%	0.925%	3.08%	56%

10.68	(7.36)	38,180	0.815		0.925		0.815	0.925	5.43	73

12.24	5.77	44,901	0.815		0.925		0.815	0.925	9.13	92

12.68	36.05	46,373	0.835		0.925		0.835	0.925	6.54	143

9.89	(11.18)	41,037	0.775		0.925		0.775	0.925	2.08	44

$6.47	2.60%	$1,072,118	2.92	%(g)	2.92	%(g)	0.28%	0.28%	2.45%	67%

6.50	(10.42)	1,503,547	1.74	(g)	1.78	(g)	0.21	0.25	7.44	103

7.90	6.09	2,363,703	0.54	(g)	0.58	(g)	0.21	0.25	13.08	108

8.49	37.48	2,289,116	0.73	(g)	0.76	(g)	0.23	0.26	9.12	159

6.66	(16.32)	2,349,263	1.44	(g)	1.53	(g)	0.16	0.25	1.99	45

6.47	2.34	130,447	3.02	(g)	3.02	(g)	0.38	0.38	2.43	67

6.51	(10.39)	170,079	1.84	(g)	1.88	(g)	0.31	0.35	7.18	103

7.90	5.86	278,555	0.64	(g)	0.68	(g)	0.31	0.35	13.22	108

8.50	37.51	289,056	0.83	(g)	0.86	(g)	0.33	0.36	8.83	159

6.66	(16.51)	331,178	1.54	(g)	1.63	(g)	0.26	0.35	1.88	45

6.47	2.29	1,511	3.07	(g)	3.12	(g)	0.43	0.48	2.25	67

6.51	(10.46)	2,307	1.49	(f)(g)	1.58	(f)(g)	0.36 (f)	0.45 (f)	7.54	103

7.90	5.81	13,919	0.69	(g)	0.78	(g)	0.36	0.45	13.72	108

8.50	37.46	11,581	0.88	(g)	0.96	(g)	0.38	0.46	7.70	159

6.66	(16.52)	1,561	1.59	(g)	1.73	(g)	0.31	0.45	1.07	45

6.46	2.00	249,885	3.37	(g)	3.37	(g)	0.73	0.73	2.07	67

6.50	(10.81)	308,294	2.19	(g)	2.23	(g)	0.66	0.70	6.95	103

7.90	5.65	422,624	0.99	(g)	1.03	(g)	0.66	0.70	12.65	108

8.49	36.95	465,005	1.18	(g)	1.21	(g)	0.68	0.71	9.24	159

6.66	(16.79)	343,870	1.89	(g)	1.98	(g)	0.61	0.70	1.55	45

ANNUAL REPORT	MARCH 31, 2024	19

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO All Asset All Authority Fund (Cont.)

Class C

03/31/2024	$6.52	$0.08	$0.00	$0.08	$(0.12)	$0.00	$0.00	$(0.12)

03/31/2023	7.92	0.42	(1.33)	(0.91)	(0.49)	0.00	0.00	(0.49)

03/31/2022	8.51	1.00	(0.57)	0.43	(1.02)	0.00	0.00	(1.02)

03/31/2021	6.66	0.48	1.89	2.37	(0.52)	0.00	0.00	(0.52)

03/31/2020	8.18	0.06	(1.46)	(1.40)	(0.12)	0.00	0.00	(0.12)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 8, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(f)

Expense ratio as presented is calculated based on average net assets for the period presented. Due to significant fluctuations in total net assets during the period, the expense ratio to average net assets differs from the total operating expense ratio in effect for each class. See Note 8, Fees and Expenses in the Notes to Financial Statements for additional information on how the Fund’s expenses are calculated.

(g)	Ratio of expenses to average net assets includes line of credit expenses.

20	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense and Dividends on Securities Sold Short		Expenses Excluding Interest Expenses, Dividends on Securities Sold Short and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$6.48	1.23%	$12,899	4.12	(g) %	4.12	(g) %	1.48%		1.48%		1.20%	67%

6.52	(11.49)	19,998	2.89	(f)(g)	2.93	(f)(g)	1.41	(f)	1.45	(f)	5.98	103

7.92	4.84	38,642	1.74	(g)	1.78	(g)	1.41		1.45		11.68	108

8.51	35.91	64,967	1.93	(g)	1.96	(g)	1.43		1.46		6.18	159

6.66	(17.41)	184,046	2.64	(g)	2.73	(g)	1.36		1.45		0.74	45

ANNUAL REPORT	MARCH 31, 2024	21

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund

Assets:

Investments, at value
Investments in securities*	$563	$981
Investments in Affiliates	13,190,753	2,067,466
Cash	1	0
Receivable for investments in Affiliates sold	47,179	760
Receivable for Fund shares sold	13,996	275
Interest and/or dividends receivable	0	1
Dividends receivable from Affiliates	20,036	3,937
Reimbursement receivable from PIMCO	832	0
Prepaid expenses	0	339

Total Assets	13,273,360	2,073,759

Liabilities:

Borrowings & Other Financing Transactions
Payable for line of credit	$0	$600,000
Payable for investments in Affiliates purchased	70,106	5,282
Payable for Fund shares redeemed	73,817	759
Distributions payable	0	3
Accrued investment advisory fees	1,962	252
Accrued supervisory and administrative fees	718	119
Accrued distribution fees	40	8
Accrued servicing fees	140	56
Accrued reimbursement to PIMCO	0	40
Other liabilities	0	380

Total Liabilities	146,783	606,899

Commitments and Contingent Liabilities^

Net Assets	$13,126,577	$1,466,860

Net Assets Consist of:

Paid in capital	$16,640,060	$8,566,464
Distributable earnings (accumulated loss)	(3,513,483)	(7,099,604)

Net Assets	$13,126,577	$1,466,860

Cost of investments in securities	$563	$981
Cost of investments in Affiliates	$13,100,263	$2,102,689

* Includes repurchase agreements of:	$563	$981

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 8, Fees and Expenses, in the Notes to Financial Statements for more information.

22	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

March 31, 2024

	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund

Net Assets:

Institutional Class	$11,918,075	$1,072,118
I-2	456,245	130,447
I-3	35,632	1,511
Administrative Class	56,098	N/A
Class A	591,785	249,885
Class C	32,159	12,899
Class R	36,583	N/A

Shares Issued and Outstanding:

Institutional Class	1,071,691	165,829
I-2	40,920	20,161
I-3	3,191	234
Administrative Class	5,033	N/A
Class A	53,211	38,672
Class C	2,905	1,989
Class R	3,322	N/A

Net Asset Value Per Share Outstanding(a):

Institutional Class	$11.12	$6.47
I-2	11.15	6.47
I-3	11.17	6.47
Administrative Class	11.15	N/A
Class A	11.12	6.46
Class C	11.07	6.48
Class R	11.01	N/A

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

ANNUAL REPORT	MARCH 31, 2024	23

Statements of Operations

Year Ended March 31, 2024
(Amounts in thousands†)	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund

Investment Income:

Interest	$55	$27
Dividends from Investments in Affiliates	525,326	90,271
Miscellaneous income	0	816
Total Income	525,381	91,114

Expenses:

Investment advisory fees	23,507	3,383
Supervisory and administrative fees	8,688	1,576
Distribution and/or servicing fees - Administrative Class	147	0
Distribution and/or servicing fees - Class A	1,616	681
Distribution and/or servicing fees - Class C	361	160
Distribution and/or servicing fees - Class R	184	0
Trustee fees	90	12
Interest expense	0	44,650
Miscellaneous expense	1	484
Total Expenses	34,594	50,946
Waiver and/or Reimbursement by PIMCO	(10,786)	(1)
Net Expenses	23,808	50,945

Net Investment Income (Loss)	501,573	40,169

Net Realized Gain (Loss):

Investments in Affiliates	(640,296)	(185,478)
Net capital gain distributions received from Affiliate investments	6,556	504

Net Realized Gain (Loss)	(633,740)	(184,974)

Net Change in Unrealized Appreciation (Depreciation):

Investments in Affiliates	1,045,887	165,651

Net Change in Unrealized Appreciation (Depreciation)	1,045,887	165,651

Net Increase (Decrease) in Net Assets Resulting from Operations	$913,720	$20,846

†	A zero balance may reflect actual amounts rounding to less than one thousand.

24	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO All Asset Fund		PIMCO All Asset All Authority Fund
(Amounts in thousands†)	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2024	Year Ended March 31, 2023

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$501,573	$889,928	$40,169	$186,492
Net realized gain (loss)	(633,740)	(1,085,427)	(184,974)	(437,174)
Net change in unrealized appreciation (depreciation)	1,045,887	(948,680)	165,651	(66,460)

Net Increase (Decrease) in Net Assets Resulting from Operations	913,720	(1,144,179)	20,846	(317,142)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(470,806)	(829,889)	(35,096)	(156,970)
I-2	(18,322)	(36,096)	(4,191)	(16,444)
I-3	(765)	(600)	(47)	(355)
Administrative Class	(2,099)	(4,076)	N/A	N/A
Class A	(21,879)	(44,593)	(6,780)	(26,500)
Class C	(941)	(2,508)	(255)	(1,739)
Class R	(1,211)	(2,276)	N/A	N/A

Tax basis return of capital
Institutional Class	0	0	(654)	0
I-2	0	0	(78)	0
I-3	0	0	(1)	0
Administrative Class	0	0	N/A	N/A
Class A	0	0	(142)	0
Class C	0	0	(8)	0
Class R	0	0	N/A	N/A

Total Distributions(a)	(516,023)	(920,038)	(47,252)	(202,008)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(1,228,637)	(426,508)	(510,959)	(594,068)

Total Increase (Decrease) in Net Assets	(830,940)	(2,490,725)	(537,365)	(1,113,218)

Net Assets:
Beginning of year	13,957,517	16,448,242	2,004,225	3,117,443
End of year	$13,126,577	$13,957,517	$1,466,860	$2,004,225

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 12, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2024	25

Statement of Cash Flows PIMCO All Asset All Authority Fund

Year Ended March 31, 2024 (Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$20,846

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(1,602,592)
Proceeds from sales of long-term securities	2,377,087
(Purchases) Proceeds from sales of short-term portfolio investments, net	4,521
(Increase) decrease in receivable for investments sold	(760)
(Increase) decrease in interest and/or dividends receivable	270
(Increase) decrease in dividends receivable from Affiliates	1,650
(Increase) decrease in Prepaid Expenses	241
(Increase) decrease in reimbursement receivable from PIMCO	58
Increase (decrease) in payable for investments purchased	(686)
Increase (decrease) in accrued investment advisory fees	(108)
Increase (decrease) in accrued supervisory and administrative fees	(46)
Increase (decrease) in accrued distribution fees	(6)
Increase (decrease) in accrued servicing fees	(17)
Increase (decrease) in other liabilities	13
Net Realized (Gain) Loss
Investments in Affiliates	185,478
Net capital gain distributions received from Affiliate investments	(504)
Net Change in Unrealized (Appreciation) Depreciation
Investments in Affiliates	(165,651)
Net Cash Provided by (Used for) Operating Activities	819,794

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	242,707
Payments on shares redeemed	(807,368)
Payments on line of credit	(250,000)
Cash distributions paid*	(5,134)
Net Cash Received from (Used for) Financing Activities	(819,795)

Net Increase (Decrease) in Cash and Foreign Currency	(1)

Cash and Foreign Currency:

Beginning of year	1
End of year	$0
* Reinvestment of distributions	$42,115

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$44,396

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

26	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

Schedule of Investments PIMCO All Asset Fund

March 31, 2024

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS (c) 0.0%
		$563

Total Short-Term Instruments (Cost $563)		563

Total Investments in Securities (Cost $563)		563

INVESTMENTS IN AFFILIATES 100.5%

MUTUAL FUNDS (a) 99.7%

PIMCO All Asset: Multi-RAE PLUS Fund	238,736,663	2,504,348

PIMCO All Asset: Multi-Real Fund	250,276,805	2,282,525

PIMCO Emerging Markets Bond Fund	11,047,140	93,238

PIMCO Emerging Markets Currency and Short-Term Investments Fund	39,342,021	290,344

PIMCO Emerging Markets Local Currency and Bond Fund	77,560,855	455,282

PIMCO Extended Duration Fund	17,217,107	241,556

PIMCO High Yield Fund	51,443,197	409,488

PIMCO Income Fund	15,480,653	164,095

PIMCO International Bond Fund (U.S. Dollar-Hedged)	73,705,991	730,426

PIMCO Investment Grade Credit Bond Fund	8,917,091	79,451

PIMCO Long Duration Total Return Fund	36,035,347	260,896

PIMCO Long-Term Real Return Fund	6,907,270	85,719

PIMCO Long-Term U.S. Government Fund	24,485,630	354,307

PIMCO Low Duration Fund	157,803,028	1,445,476

PIMCO RAE Emerging Markets Fund	35,527,507	372,328

	SHARES	MARKET VALUE (000S)

PIMCO RAE Fundamental Advantage PLUS Fund	54,072,910	$467,190

PIMCO RAE International Fund	17,401,200	141,298

PIMCO RAE PLUS EMG Fund	15,395,444	109,462

PIMCO RAE PLUS International Fund	14,327,455	104,591

PIMCO RAE US Fund	6,512,579	96,972

PIMCO RAE US Small Fund	10,281,249	110,112

PIMCO RAE Worldwide Long/Short PLUS Fund	58,602,222	471,162

PIMCO Real Return Fund	12,337,624	123,746

PIMCO RealEstateRealReturn Strategy Fund	6,773,926	168,535

PIMCO Total Return Fund	126,886,828	1,086,151

PIMCO TRENDS Managed Futures Strategy Fund	39,321,060	437,643

Total Mutual Funds (Cost $12,995,849)		13,086,341

SHORT-TERM INSTRUMENTS 0.8%

MUTUAL FUNDS 0.8%

PIMCO Government Money Market Fund
5.500% (a)(b)	104,413,920	104,412

Total Short-Term Instruments (Cost $104,414)		104,412

Total Investments in Affiliates (Cost $13,100,263)		13,190,753

Total Investments 100.5% (Cost $13,100,826)		$13,191,316

Other Assets and Liabilities, net (0.5)%		(64,739)

Net Assets 100.0%		$13,126,577

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	Institutional Class Shares of each Fund.

(b)	Coupon represents a 7-Day Yield.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	27

Schedule of Investments PIMCO All Asset Fund (Cont.)

March 31, 2024

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	03/28/2024	04/01/2024	$563	U.S. Treasury Notes 4.250% due 12/31/2025	$(574)	$563	$563

Total Repurchase Agreements						$(574)	$563	$563

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$563	$0	$0	$563	$(574)	$(11)

Total Borrowings and Other Financing Transactions	$563	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$563	$0	$563

	$0	$563	$0	$563

Investments in Affiliates, at Value
Mutual Funds	13,086,341	0	0	13,086,341
Short-Term Instruments
Mutual Funds	104,412	0	0	104,412

	$13,190,753	$0	$0	$13,190,753

Total Investments	$13,190,753	$563	$0	$13,191,316

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

28	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

Schedule of Investments PIMCO All Asset All Authority Fund

March 31, 2024

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (c) 0.1%
		$981

Total Short-Term Instruments (Cost $981)		981

Total Investments in Securities (Cost $981)		981

INVESTMENTS IN AFFILIATES 140.9%

MUTUAL FUNDS (a) 139.9%

PIMCO All Asset: Multi-Real Fund	20,374,294	185,814

PIMCO All Authority: Multi-RAE PLUS Fund	29,437,643	266,116

PIMCO CommoditiesPLUS® Strategy Fund	2,296,451	16,328

PIMCO CommodityRealReturn Strategy Fund®	2,216,846	29,174

PIMCO Emerging Markets Currency and Short-Term Investments Fund	5,065,477	37,383

PIMCO Emerging Markets Local Currency and Bond Fund	10,162,112	59,652

PIMCO Extended Duration Fund	3,071,504	43,093

PIMCO High Yield Fund	8,189,302	65,187

PIMCO High Yield Spectrum Fund	1,688,492	15,247

PIMCO Income Fund	1,683,174	17,842

PIMCO International Bond Fund (U.S. Dollar-Hedged)	12,386,627	122,751

PIMCO Investment Grade Credit Bond Fund	1,051,307	9,367

PIMCO Long Duration Total Return Fund	6,280,705	45,472

PIMCO Long-Term Credit Bond Fund	1,308,510	11,711

PIMCO Long-Term Real Return Fund	2,276,645	28,253

PIMCO Long-Term U.S. Government Fund	3,628,180	52,500

	SHARES	MARKET VALUE (000S)

PIMCO Low Duration Credit Fund	1,008,826	$9,100

PIMCO Low Duration Fund	40,426,475	370,307

PIMCO RAE Emerging Markets Fund	4,142,284	43,411

PIMCO RAE Fundamental Advantage PLUS Fund	8,162,530	70,524

PIMCO RAE International Fund	2,073,443	16,836

PIMCO RAE PLUS EMG Fund	1,771,379	12,595

PIMCO RAE PLUS International Fund	2,140,435	15,625

PIMCO RAE Worldwide Long/Short PLUS Fund	8,630,323	69,388

PIMCO Real Return Fund	3,888,111	38,998

PIMCO RealEstateRealReturn Strategy Fund	2,731,125	67,950

PIMCO Total Return Fund	30,667,999	262,518

PIMCO TRENDS Managed Futures Strategy Fund	6,267,248	69,754

Total Mutual Funds (Cost $2,088,119)		2,052,896

SHORT-TERM INSTRUMENTS 1.0%

MUTUAL FUNDS 1.0%

PIMCO Government Money Market Fund
5.500% (a)(b)	14,570,152	14,570

Total Short-Term Instruments (Cost $14,570)		14,570

Total Investments in Affiliates (Cost $2,102,689)		2,067,466

Total Investments 141.0% (Cost $2,103,670)		$2,068,447

Other Assets and Liabilities, net (41.0)%		(601,587)

Net Assets 100.0%		$1,466,860

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	Institutional Class Shares of each Fund.

(b)	Coupon represents a 7-Day Yield.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	29

Schedule of Investments PIMCO All Asset All Authority Fund (Cont.)

March 31, 2024

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	03/28/2024	04/01/2024	$981	U.S. Treasury Notes 4.250% due 12/31/2025	$(1,001)	$981	$981

Total Repurchase Agreements						$(1,001)	$981	$981

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$981	$0	$0	$981	$(1,001)	$(20)

Total Borrowings and Other Financing Transactions	$981	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$981	$0	$981

	$0	$981	$0	$981

Investments in Affiliates, at Value
Mutual Funds	2,052,896	0	0	2,052,896
Short-Term Instruments
Mutual Funds	14,570	0	0	14,570

	$2,067,466	$0	$0	$2,067,466

Total Investments	$2,067,466	$981	$0	$2,068,447

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

30	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

Notes to Financial Statements

March 31, 2024

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the funds (each, a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser to the Funds. Each Fund may invest substantially all of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of the Trust, PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds and PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund (collectively, “Underlying PIMCO Funds”).

Hereinafter, the Board of Trustees of the Funds shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of

ANNUAL REPORT	MARCH 31, 2024	31

Notes to Financial Statements (Cont.)

Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable. A debt obligation may be granted, in certain situations, a contractual or non-contractual forbearance for interest payments that are expected to be paid after agreed upon pay dates.

(b) Multi-Class Operations Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO All Asset Fund	Quarterly	Quarterly

PIMCO All Asset All Authority Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year. A Fund may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the

32	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2024

close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where a Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, Reference Rate Reform (Topic 848), which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred or will occur during the period March 12, 2020 through December 31, 2024. In January 2021 and December 2022, FASB issued ASU 2021-01 and ASU 2022-06, which include additional amendments to Topic 848. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

ANNUAL REPORT	MARCH 31, 2024	33

Notes to Financial Statements (Cont.)

In October 2022, the U.S. Securities and Exchange Commission (“SEC”) adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading. As such, beginning in July 2024, the Funds must comply with certain new requirements which include, but are not limited to, making significant updates to the content of their shareholder reports and mailing paper copies of the new tailored shareholder reports to shareholders who have not opted to receive shareholder report documents electronically. At this time, management is evaluating the implications of these changes on the financial statements.

The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business day after the trade date (T+1). The effective date was May 5, 2023, and compliance with the amendments is required as of May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments were effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion). At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The NAV of a Fund’s shares, or each of their respective share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, each Fund’s and Underlying PIMCO Funds’ shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or an Underlying PIMCO Fund or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE

34	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2024

is closed on a day it would normally be open for business, each Fund may calculate its NAV as of the NYSE Close for such day or such other time that a Fund may determine.

The assets of the Funds consist of shares of the Underlying PIMCO Funds, which are valued at their respective NAVs at the time of valuation of each Fund’s shares. For purposes of calculating NAV of the Underlying PIMCO Funds, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that a Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange or the NYSE Close if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of a Fund’s assets

ANNUAL REPORT	MARCH 31, 2024	35

Notes to Financial Statements (Cont.)

that are invested in one or more open-end management investment companies (other than ETFs), a Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments, and in turn, the NAV of an Underlying PIMCO Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund invests in Underlying PIMCO Funds that hold foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in a Fund’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of a Fund’s and Underlying PIMCO Funds’ NAVs that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that an Underlying PIMCO Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by an Underlying PIMCO Fund may differ from the value that would be realized if the securities were sold. An Underlying PIMCO Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

Under certain circumstances, the per share NAV of a class of a Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

36	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2024

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

ANNUAL REPORT	MARCH 31, 2024	37

Notes to Financial Statements (Cont.)

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The PIMCO All Asset and PIMCO All Asset All Authority Funds invest under normal circumstances substantially all or a significant portion of their assets in the Underlying PIMCO Funds. The Underlying PIMCO Funds are considered to be affiliated with PIMCO All Asset and PIMCO All Asset All Authority Funds. Each Fund may also invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act, rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2024 (amounts in thousands†):

PIMCO All Asset Fund

Underlying PIMCO Funds	Market Value 03/31/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2024	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO All Asset: Multi-RAE PLUS Fund	$2,850,990	$511,188	$(1,062,617)	$(131,827)	$336,614	$2,504,348	$121,917	$0

PIMCO All Asset: Multi-Real Fund	2,180,287	1,225,936	(1,178,165)	(121,321)	175,788	2,282,525	63,023	0

PIMCO Emerging Markets Bond Fund	758,366	21,760	(689,160)	(83,613)	85,885	93,238	20,494	0

PIMCO Emerging Markets Currency and Short-Term Investments Fund	334,937	113,225	(155,663)	(5,859)	3,704	290,344	17,812	0

38	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2024

Underlying PIMCO Funds	Market Value 03/31/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2024	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$719,202	$27,598	$(311,312)	$(67,186)	$86,980	$455,282	$26,080	$0

PIMCO Extended Duration Fund	266,401	164,815	(151,737)	(23,310)	(14,613)	241,556	12,709	166

PIMCO Government Money Market Fund	82,638	2,056,135	(2,034,359)	0	(2)	104,412	3,699	0

PIMCO High Yield Fund	0	464,002	(67,134)	(232)	12,852	409,488	13,425	0

PIMCO Income Fund	175,914	74,653	(88,721)	112	2,137	164,095	10,854	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	204,737	707,869	(218,140)	(4,380)	40,340	730,426	22,282	0

PIMCO Investment Grade Credit Bond Fund	93,685	37,451	(52,364)	(8,829)	9,508	79,451	3,085	0

PIMCO Long Duration Total Return Fund	387,188	168,266	(293,146)	(49,933)	48,521	260,896	11,611	0

PIMCO Long-Term Credit Bond Fund	0	91,206	(85,777)	(5,429)	0	0	1,521	0

PIMCO Long-Term Real Return Fund	325,186	9,547	(214,709)	(18,944)	(15,361)	85,719	9,580	0

PIMCO Long-Term U.S. Government Fund	297,516	255,694	(164,492)	(21,173)	(13,238)	354,307	10,549	0

PIMCO Low Duration Fund	1,010,197	1,376,485	(946,527)	(20,356)	25,677	1,445,476	49,932	0

PIMCO RAE Emerging Markets Fund	307,366	359,029	(352,035)	(5,835)	63,803	372,328	16,089	0

PIMCO RAE Fundamental Advantage PLUS Fund	461,061	196,773	(200,912)	(5,598)	15,866	467,190	14,636	0

PIMCO RAE International Fund	257,234	26,627	(152,748)	20,697	(10,512)	141,298	9,247	4,241

PIMCO RAE PLUS EMG Fund	88,682	17,562	(12,113)	342	14,989	109,462	6,415	0

PIMCO RAE PLUS International Fund	101,560	6,070	(12,630)	(3,323)	12,914	104,591	6,070	0

PIMCO RAE US Fund	153,564	213,966	(284,918)	586	13,774	96,972	1,946	2,149

PIMCO RAE US Small Fund	165,577	66,033	(139,785)	(6,788)	25,075	110,112	1,034	0

PIMCO RAE Worldwide Long/Short PLUS Fund	472,024	149,937	(184,272)	(6,608)	40,081	471,162	25,621	0

PIMCO Real Return Fund	437,792	28,890	(327,949)	(8,798)	(6,189)	123,746	9,767	0

PIMCO RealEstateRealReturn Strategy Fund	192,339	18,020	(53,292)	(2,031)	13,499	168,535	0	0

PIMCO StocksPLUS Long Duration Fund	0	196,169	(188,620)	(7,549)	0	0	907	0

PIMCO Total Return Fund	1,149,167	767,692	(826,460)	(33,362)	29,114	1,086,151	35,021	0

PIMCO TRENDS Managed Futures Strategy Fund	482,721	164,589	(238,599)	(19,749)	48,681	437,643	0	0

Totals	$13,956,331	$9,517,187	$(10,688,356)	$(640,296)	$1,045,887	$13,190,753	$525,326	$6,556
PIMCO All Asset All Authority Fund

Underlying PIMCO Funds	Market Value 03/31/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2024	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO All Asset: Multi-Real Fund	$263,787	$28,947	$(112,476)	$(13,980)	$19,536	$185,814	$5,716	$0

PIMCO All Authority: Multi-RAE PLUS Fund	447,157	176,214	(337,247)	(2,249)	(17,759)	266,116	17,131	0

PIMCO CommoditiesPLUS® Strategy Fund	26,101	59,961	(70,015)	(3,253)	3,534	16,328	563	0

ANNUAL REPORT	MARCH 31, 2024	39

Notes to Financial Statements (Cont.)

Underlying PIMCO Funds	Market Value 03/31/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2024	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO CommodityRealReturn Strategy Fund®	$49,823	$76,710	$(96,063)	$(9,927)		$8,631	$29,174	$270	$0

PIMCO Emerging Markets Bond Fund	89,525	687	(89,834)	(4,070)		3,692	0	770	0

PIMCO Emerging Markets Currency and Short-Term Investments Fund	62,497	18,598	(43,185)	(1,603)		1,076	37,383	2,953	0

PIMCO Emerging Markets Local Currency and Bond Fund	121,854	10,131	(75,152)	(1,751)		4,570	59,652	4,277	0

PIMCO Extended Duration Fund	69,669	40,430	(55,615)	(39,379)		27,988	43,093	2,587	32

PIMCO Government Money Market Fund	19,844	934,747	(940,021)	0		0	14,570	1,568	0

PIMCO High Yield Fund	0	80,837	(17,623)	(149)		2,122	65,187	2,026	0

PIMCO High Yield Spectrum Fund	0	15,624	(712)	6		329	15,247	266	0

PIMCO Income Fund	26,796	11,096	(20,252)	316		(114)	17,842	1,391	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	59,524	129,388	(71,685)	(1,578)		7,102	122,751	4,250	0

PIMCO Investment Grade Credit Bond Fund	12,744	5,111	(8,513)	(1,294)		1,319	9,367	386	0

PIMCO Long Duration Total Return Fund	83,293	28,855	(62,209)	(14,627)		10,160	45,472	2,343	0

PIMCO Long-Term Credit Bond Fund	18,379	7,388	(13,331)	(1,939)		1,214	11,711	733	0

PIMCO Long-Term Real Return Fund	101,921	6,489	(69,830)	(6,329)		(3,998)	28,253	3,105	0

PIMCO Long-Term U.S. Government Fund	77,549	43,527	(60,274)	(12,193)		3,891	52,500	2,239	0

PIMCO Low Duration Credit Fund	0	16,624	(7,925)	29		372	9,100	316	0

PIMCO Low Duration Fund	336,146	360,859	(326,727)	(6,591)		6,620	370,307	14,316	0

PIMCO RAE Emerging Markets Fund	40,479	75,589	(79,370)	1,412		5,301	43,411	1,728	0

PIMCO RAE Fundamental Advantage PLUS Fund	87,496	29,519	(47,762)	(1,445)		2,716	70,524	2,415	0

PIMCO RAE International Fund	48,397	6,069	(39,286)	3,815		(2,159)	16,836	1,018	472

PIMCO RAE PLUS EMG Fund	11,798	3,310	(4,373)	225		1,635	12,595	759	0

PIMCO RAE PLUS International Fund	22,234	1,307	(9,567)	(15,808)		17,459	15,625	1,022	0

PIMCO RAE US Small Fund	35,776	0	(35,501)	(356)		81	0	0	0

PIMCO RAE Worldwide Long/Short PLUS Fund	89,902	22,891	(49,055)	(4,910)		10,560	69,388	4,251	0

PIMCO Real Return Fund	133,467	5,810	(95,633)	(3,189)		(1,457)	38,998	3,129	0

PIMCO RealEstateRealReturn Strategy Fund	143,962	52,094	(131,950)	(25,445)		29,289	67,950	0	0

PIMCO Total Return Fund	288,989	250,535	(274,511)	(15,943)		13,448	262,518	8,743	0

PIMCO TRENDS Managed Futures Strategy Fund	97,449	33,561	(66,476)	(3,273)		8,493	69,754	0	0

Totals	$2,866,558	$2,532,908	$(3,312,173)	$(185,478	)(2)	$165,651	$2,067,466	$90,271	$504

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund, unless otherwise advised on IRS Form 1099-DIV. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(2)	Total does not include final distribution payments related to a previously held affiliated fund, in the amount of approximately $71,000.

40	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2024

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds (and where applicable, certain Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Line of Credit Consistent with its principal investment strategies, the PIMCO All Asset All Authority Fund (the “AAAA Fund”) has entered into an amended and restated secured credit agreement with State Street Bank & Trust Company and other commercial banks for investment purposes subject to the limitations of the Act. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. All or a portion of the AAAA Fund’s securities are pledged as collateral under the agreement.

As of March 31, 2024, the credit agreement is comprised of revolving loan tranches. The AAAA Fund pays financing charges at a rate per annum equal to the sum of (a) seventy-five basis points (0.75%) plus (b) the highest of (i) the Overnight Bank Funding Rate in effect on such day, (ii) the Federal Funds Effective Rate in effect on such day and (iii) Adjusted Term SOFR for a one-month tenor in effect on such day. The AAAA Fund also pays a fee of 0.15% per annum on the unused commitment amounts of the revolving line of credit. The commitment amount under the revolving loan tranches are:

Tranches	Commitment Amount (in thousands)	Termination date

1 Year, Monthly Revolver	$600,000	9/20/2024

Borrowings outstanding, if any, as of March 31, 2024 are disclosed as payable for line of credit on the Statements of Assets and Liabilities. Interest and Commitment and Upfront fees, if any, paid by the AAAA Fund in relation to the borrowings are disclosed as part of interest expense on the Statements of Operations. Legal costs related to the annual renewal of the line of credit are disclosed on the Statements of Operations.

The AAAA Fund’s borrowing activity under the agreement for the period ended March 31, 2024 was as follows (amounts in thousands†):

Average Outstanding Principal*	Average Weighted Rate of Interest	Interest	Commitment and Upfront Fees	Outstanding Principal as of 03/31/2024

$719,536	6.04%	$43,715	$931	$600,000

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*

The average outstanding principal may be higher or lower than the commitment amount or outstanding principal at period end due to changes in the commitment amount during the period or borrowings and paydowns made during the period.

(b) Repurchase Agreements Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a

ANNUAL REPORT	MARCH 31, 2024	41

Notes to Financial Statements (Cont.)

Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by a Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians (in the case of tri-party repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, a Fund has used bilateral repurchase agreements wherein the underlying securities will be held by a Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to a Fund.

(c) Interfund Lending In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended March 31, 2024, the Funds did not participate in the Interfund Lending Program.

6. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return are listed below.

Risks	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund

New Fund	X	X

Small Fund	X	X

Allocation	X	X

Fund of Funds	X	X

Market Trading	X	X

Municipal Project-Specific	X	X

Municipal Bond	X	X

42	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2024

Risks	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund

Interest Rate	X	X

Call	X	X

Credit	X	X

High Yield	X	X

Distressed Company	X	X

Market	X	X

Issuer	X	X

Liquidity	X	X

Derivatives	X	X

Futures Contract	X	X

Model	X	X

Commodity	X	X

Equity	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X

Foreign (Non-U.S.) Investment	X	X

Real Estate	X	X

Emerging Markets	X	X

Sovereign Debt	X	X

Currency	X	X

Leveraging	X	X

Smaller Company	X	X

Issuer Non-Diversification	X	X

Management	X	X

Short Exposure	X	X

Tax	X	X

Subsidiary	X	X

Value Investing	X	X

Convertible Securities	X	X

Exchange-Traded Fund	X	X

Tracking Error	X	X

Indexing	X	X

LIBOR Transition	X	X

The following risks are principal risks of investing in a Fund.

Allocation Risk is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Fund of Funds Risk is the risk that a Fund’s performance is closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Underlying PIMCO Funds to achieve their investment objectives.

ANNUAL REPORT	MARCH 31, 2024	43

Notes to Financial Statements (Cont.)

The following is a principal risk of investing in PIMCO All Asset All Authority Fund.

Leveraging Risk is the risk that certain transactions of the Fund, such as direct borrowing from banks, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

The following risks are principal risks of investing in a Fund that include risks from direct investments and/or indirect exposure through investment in Underlying PIMCO Funds.

Market Trading Risk is the risk that an active secondary trading market for shares of an Underlying PIMCO Fund that is an exchange-traded fund does not continue once developed, that such Underlying PIMCO Fund may not continue to meet a listing exchange’s trading or listing requirements, or that such Underlying PIMCO Fund’s shares trade at prices other than the Underlying PIMCO Fund’s net asset value, particularly during times of market stress.

New Fund Risk is the risk that a new fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies.

Small Fund Risk is the risk that a smaller fund may not achieve investment or trading efficiencies. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of portfolio shares.

Municipal Project-Specific Risk is the risk that a Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation and utilities), industrial development bonds, or in bonds from issuers in a single state.

Municipal Bond Risk is the risk that an Underlying PIMCO Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”) to pay interest or repay principal.

Interest Rate Risk is the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

44	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2024

Credit Risk is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Distressed Company Risk is the risk that securities of distressed companies may be subject to greater levels of market, issuer and liquidity risks. Distressed companies may be engaged in restructurings or bankruptcy proceedings, which may cause the value of their securities to fluctuate rapidly and unpredictably.

Market Risk is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for a Fund. An Underlying PIMCO Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Non-centrally cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally-cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker or the clearinghouse. Changes in regulation

ANNUAL REPORT	MARCH 31, 2024	45

Notes to Financial Statements (Cont.)

relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact an Underlying PIMCO Fund’s ability to invest in derivatives, limit an Underlying PIMCO Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and an Underlying PIMCO Fund’s performance.

Futures Contract Risk is the risk that, while the value of a futures contract tends to correlate with the value of the underlying asset that it represents, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Futures contracts may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

Model Risk is the risk that an Underlying PIMCO Fund’s investment models used in making investment allocation decisions, and the indexation methodologies used in constructing an underlying index for an Underlying PIMCO Fund that seeks to track the investment results of such underlying index or model portfolio, may not adequately take into account certain factors, or may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data inputs, any of which may result in a decline in the value of an investment in the Underlying PIMCO Fund.

Commodity Risk is the risk that investing in commodity-linked derivative instruments and commodities, either directly or indirectly through the Subsidiary, may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments or commodities may be affected by changes in overall market movements, foreign currency exchange rates, commodity index volatility, changes in interest rates, or supply and demand factors affecting a particular industry or commodity market, such as drought, floods, weather, livestock disease, pandemics and public health emergencies, embargoes, taxation, war, terrorism, cyber hacking, economic and political developments, environmental proceedings, tariffs, changes in storage costs, availability of transportation systems, and international economic, political and regulatory developments.

Equity Risk is the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities. In addition, preferred securities may be subject to greater credit risk or other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rates, regulatory changes and special redemption rights.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. A Fund may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with the other of the Fund’s guidelines), which generally carry higher levels of the foregoing risks.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests

46	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2024

exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk is the risk that a Fund’s investments in real estate investment trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Smaller Company Risk is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Issuer Non-Diversification Risk is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO or Research Affiliates, including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory or tax restrictions,

ANNUAL REPORT	MARCH 31, 2024	47

Notes to Financial Statements (Cont.)

policies or developments may affect the investment techniques available to PIMCO or Research Affiliates and the individual portfolio managers in connection with managing a Fund and may cause PIMCO or Research Affiliates to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Short Exposure Risk is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to a Fund.

Tax Risk is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions.

Subsidiary Risk is the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a “Subsidiary”), a Fund is indirectly exposed to the risks associated with a Subsidiary’s investments. The Subsidiaries are not registered under the Act and may not be subject to all the investor protections of the Act. There is no guarantee that the investment objective of a Subsidiary will be achieved.

Value Investing Risk is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Convertible Securities Risk is the risk that arises because convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Exchange-Traded Fund Risk is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to a Fund invested in the exchange-traded fund.

Tracking Error Risk is the risk that the portfolio of an Underlying PIMCO Fund that seeks to track the investment results of an underlying index may not closely track the underlying index for a number of reasons. An Underlying PIMCO Fund incurs operating expenses, which are not applicable to the underlying index, and the costs of buying and selling securities, especially when rebalancing an Underlying PIMCO Fund’s portfolio to reflect changes in the composition of the underlying index. Performance of an Underlying PIMCO Fund and the underlying index may vary due to asset valuation differences and differences between an Underlying PIMCO Fund’s portfolio and the underlying index due to legal restrictions, cost or liquidity restraints. The risk that performance of an Underlying PIMCO Fund and the underlying index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, an Underlying PIMCO Fund’s use of

48	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2024

a representative sampling approach may cause the Underlying PIMCO Fund to be less correlated to the return of the underlying index than if the Underlying PIMCO Fund held all of the securities in the underlying index.

Indexing Risk is the risk that an Underlying PIMCO Fund that seeks to track the investment results of an underlying index is negatively affected by general declines in the asset classes represented by the underlying index.

LIBOR Transition Risk is the risk related to the discontinuation and replacement of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by an Underlying PIMCO Fund rely or relied in some fashion upon LIBOR. Although the transition process away from LIBOR for most instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or the continued use of LIBOR on an Underlying PIMCO Fund, or on certain instruments in which the Underlying PIMCO Fund invests, which can be difficult to ascertain and could result in losses to an Underlying PIMCO Fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund.

Government Intervention in Financial Markets Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

ANNUAL REPORT	MARCH 31, 2024	49

Notes to Financial Statements (Cont.)

Regulatory Risk Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/ or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders may suffer losses as a result of a cyber security breach related to a Fund, its service providers, trading counterparties or the issuers in which a Fund invests.

7. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

50	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2024

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. FCM customers, such as the Funds, are permitted to transfer their customer account (and cleared derivative transactions held in such customer account) from one FCM to another FCM. Upon completion of the transfer, the customer maintains the same economic position with respect to the outstanding exposure. As such, these transfers are not recognized as dispositions and reacquisitions of the affected derivative positions. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The porting of exposure between FCMs has no impact on the market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin; these values as of period end are disclosed in the Notes to Schedules of Investments.

ANNUAL REPORT	MARCH 31, 2024	51

Notes to Financial Statements (Cont.)

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee		Supervisory and Administrative Fee

Fund Name	All Classes		Institutional Class	I-2	I-3		Administrative Class		Class A	Class C	Class R
PIMCO All Asset Fund	0.175%	(1)	0.05%	0.15%	0.25%	(3)	0.05%		0.25%	0.25%	0.25%
PIMCO All Asset All Authority Fund	0.20%	(2)	0.05%	0.15%	0.25%	(3)	0.05%	*	0.25%	0.25%	N/A

(1)

PIMCO has contractually agreed, through July 31, 2024, to waive its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds (as defined herein). PIMCO may recoup these waivers in future periods, not exceeding three years from the date of waiver, provided total expenses, including such recoupment, do not exceed the annual expense limit that was in place at the time the amount being recouped was originally waived and the current annual expense limit.

52	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2024

(2)

PIMCO has contractually agreed, through July 31, 2024, to waive its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.69% of the total assets invested in Underlying PIMCO Funds (as defined herein). PIMCO may recoup these waivers in future periods, not exceeding three years from the date of waiver, provided total expenses, including such recoupment, do not exceed the annual expense limit that was in place at the time the amount being recouped was originally waived and the current annual expense limit. PIMCO and the Fund previously determined that the amounts due to be waived under this agreement were inadvertently miscalculated during a prior period, resulting in the PIMCO All Asset All Authority Fund bearing Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees in excess of 0.69% of total assets invested in Underlying PIMCO Funds for that period. PIMCO undertook a process to attempt to directly reimburse shareholders affected by the miscalculation for the miscalculated fees, as well as an incremental amount representing estimated foregone performance, plus interest. PIMCO reimbursed PIMCO All Asset All Authority Fund for a portion of such attempted direct shareholder reimbursements that had not been deposited as of the date of this report. This is included in Miscellaneous income on the Statements of Operations.

(3)	PIMCO has contractually agreed, through July 31, 2024, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.
*	This particular share class has been registered with the SEC, but was not operational during the period year ended March 31, 2024.

(c) Distribution and Servicing Fees PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A

All Funds	—	0.25%

Class C

All Funds	0.75%	0.25%

Class R

All Funds	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class

All Funds	0.25%

ANNUAL REPORT	MARCH 31, 2024	53

Notes to Financial Statements (Cont.)

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2024, the Distributor retained $2,415,092 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational and offering expenses of the Trust and the Funds, and any other expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation Pursuant to the Expense Limitation Agreement, PIMCO has contractually agreed, through July 31, 2024, to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049% (the “Expense Limit”) (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was

54	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2024

originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. As of March 31, 2024, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2024, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Expense Limitation Agreement and I-3 Fee Waiver Agreement, waiver amounts are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2024, the Funds below waived and/or reimbursed the following fees (amounts in thousands†)

Fund Name	Waived Fees

PIMCO All Asset Fund	$9

PIMCO All Asset All Authority Fund	1

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(f) Acquired Fund Fees and Expenses Underlying PIMCO Fund expenses incurred by the Funds, if any, will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Funds’ assets.

PIMCO has contractually agreed, through July 31, 2024, for the PIMCO All Asset Fund to waive its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory, Supervisory and Administrative, and Management Fees (collectively, “Underlying PIMCO Fund Fees”) exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO has contractually agreed, through July 31, 2024, for the AAAA Fund to waive its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Underlying PIMCO Fund Fees exceed 0.69% of the total assets invested in Underlying PIMCO Funds. These waivers will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the of the then current term. In any month in which the investment advisory contract is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the advisory fee waived as set forth above (the “Asset Allocation Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any Underlying PIMCO Fund Fees exceed, for such month, the applicable expense limit; ii) exceed the total Asset Allocation Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The recoverable amounts to PIMCO as of March 31, 2024 were (amounts in thousands†):

	Expiring Within
Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO All Asset Fund	$18,093	$16,318	$10,777	$45,188

PIMCO All Asset All Authority Fund	1,107	909	10	2,025

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2024	55

Notes to Financial Statements (Cont.)

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2024, the Funds below waived the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO All Asset Fund	$10,777

PIMCO All Asset All Authority Fund	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2024, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO All Asset Fund	$0	$0	$7,485,492	$8,653,997

PIMCO All Asset All Authority Fund	0	0	1,602,594	2,372,152

†	A zero balance may reflect actual amounts rounding to less than one thousand.

56	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2024

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO All Asset Fund				PIMCO All Asset All Authority Fund

	Year Ended 03/31/2024		Year Ended 03/31/2023		Year Ended 03/31/2024		Year Ended 03/31/2023

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	119,874	$1,298,683	163,598	$1,817,665	31,378	$197,502	40,317	$272,896

I-2	6,904	75,043	14,511	163,938	4,507	28,514	9,476	65,587

I-3	2,696	29,543	327	3,570	23	135	181	1,335

Administrative Class	557	6,022	591	6,627	N/A	N/A	N/A	N/A

Class A	3,581	38,815	7,172	80,085	2,396	15,289	6,187	42,368

Class C	241	2,584	804	9,029	176	1,126	355	2,456

Class R	278	2,972	392	4,336	N/A	N/A	N/A	N/A

Issued as reinvestment of distributions

Institutional Class	40,083	437,352	73,055	787,556	5,009	32,266	22,034	144,935

I-2	1,291	14,113	2,572	27,835	529	3,416	1,907	12,598

I-3	70	765	55	600	7	48	52	355

Administrative Class	192	2,099	377	4,075	N/A	N/A	N/A	N/A

Class A	1,831	19,983	3,802	41,042	952	6,137	3,545	23,315

Class C	80	872	216	2,322	38	248	250	1,650

Class R	112	1,211	213	2,274	N/A	N/A	N/A	N/A

Cost of shares redeemed

Institutional Class	(253,851)	(2,742,751)	(260,796)	(2,877,896)	(101,699)	(639,418)	(130,574)	(885,580)

I-2	(17,311)	(186,665)	(21,687)	(240,461)	(11,001)	(70,132)	(20,510)	(140,068)

I-3	(490)	(5,332)	(389)	(4,346)	(150)	(951)	(1,640)	(11,366)

Administrative Class	(1,566)	(16,962)	(1,272)	(14,111)	N/A	N/A	N/A	N/A

Class A	(17,195)	(186,088)	(19,087)	(211,026)	(12,087)	(76,953)	(15,851)	(107,814)

Class C	(1,308)	(14,028)	(1,978)	(21,912)	(1,290)	(8,186)	(2,421)	(16,735)

Class R	(642)	(6,868)	(700)	(7,710)	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	(114,573)	$(1,228,637)	(38,224)	$(426,508)	(81,212)	$(510,959)	(86,692)	$(594,068)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The following table discloses the number of persons who owned of record or beneficially 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of March 31, 2024. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO All Asset Fund	1	0	22%	0%

PIMCO All Asset All Authority Fund	1	0	32%	0%

ANNUAL REPORT	MARCH 31, 2024	57

Notes to Financial Statements (Cont.)

13. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

PIMCO, the investment adviser for the PIMCO All Asset All Authority Fund, has entered into a settlement agreement with the SEC that relates to the Fund. The settlement concerns certain previously disclosed and remediated fee waiver calculation issues for the period April 2011 to November 2017. The settlement resolves the SEC’s investigation of this matter.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2024, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Funds, through the Underlying PIMCO Funds, may gain exposure to the commodities markets primarily through investment in swap agreements, futures and options. The Underlying PIMCO Funds may also gain exposure indirectly to commodity markets by investing in a subsidiary (“Commodity Subsidiary”) which may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by a “Fund”, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, a Fund will continue to seek to gain exposure to the commodity markets primarily through investments in the Commodity Subsidiary and perhaps through commodity-linked notes.

58	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2024

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Act.

The IRS issued in September 2016 proposed regulations that would have generally treated the Fund’s income inclusion (under Subpart F of the Code) with respect to the Commodity Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Commodity Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to a Fund is treated as qualifying dividends; and (iii) that income inclusion by a Fund of its Commodity Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Fund’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and a Fund’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of a Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as ordinary income for Federal income tax purposes.

As of March 31, 2024, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO All Asset Fund	$10,950	$0	$(525,870)	$0	$(2,998,563)	$0	$0	$(3,513,483)

PIMCO All Asset All Authority Fund	0	0	(166,642)	(3)	(6,932,959)	0	0	(7,099,604)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)	Adjusted for open wash sale loss deferrals.
(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2023 through March 31, 2024 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

ANNUAL REPORT	MARCH 31, 2024	59

Notes to Financial Statements (Cont.)

March 31, 2024

(6)

Specified losses realized during the period November 1, 2023 through March 31, 2024 and Ordinary losses realized during the period January 1, 2024 through March 31, 2024 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2024, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO All Asset Fund	$1,136,807	$1,861,756

PIMCO All Asset All Authority Fund	1,642,754	5,290,205

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2024, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO All Asset Fund	$13,717,187	$381,459	$(907,330)	$(525,871)

PIMCO All Asset All Authority Fund	2,235,089	51,077	(217,719)	(166,642)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)	Adjusted for open wash sale loss deferrals.

For the fiscal years ended March 31, 2024 and March 31, 2023, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2024			March 31, 2023

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO All Asset Fund	$516,023	$0	$0	$920,038	$0	$0

PIMCO All Asset All Authority Fund	46,369	0	883	202,008	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

60	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (two of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2024, the related statements of operations, of changes in net assets and, for the fund indicated in the table below, of cash flows, for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of March 31, 2024, the results of each of their operations, the changes in each of their net assets and, for the fund indicated in the table below, its cash flows, for the periods indicated in the table below, and each of the financial highlights for each of the five years in the period ended March 31, 2024, in conformity with accounting principles generally accepted in the United States of America.

PIMCO All Asset Fund (1)

PIMCO All Asset All Authority Fund (2)

(1) Statement of operations for the year ended March 31, 2024 and statement of changes in net assets for the years ended March 31, 2024 and 2023

(2) Statement of operations and statement of cash flows for the year ended March 31, 2024, and statement of changes in net assets for the years ended March 31, 2024 and 2023

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2024

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	MARCH 31, 2024	61

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Currency Abbreviations:
USD (or $)	United States Dollar

Counterparty Abbreviations:
FICC	Fixed Income Clearing Corporation

Other Abbreviations:
TBA	To-Be-Announced

62	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2024 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2024 was designated as “qualified dividend income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2024.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only). Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2024 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2024 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends. The Funds intend to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) amount of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†

PIMCO All Asset Fund	0%	0%	$361	$0	$0

PIMCO All Asset All Authority Fund	0%	0%	23	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2025, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2024.

Section 199A Dividends. Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends
PIMCO All Asset Fund	0%
PIMCO All Asset All Authority Fund	0%

ANNUAL REPORT	MARCH 31, 2024	63

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	161	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, State Auto Financial Corporation (2016-2022).

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

64	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	161	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2024.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Joshua D. Ratner (1976)** President	01/2024 to present	Executive Vice President and Head of Americas Fund and Client Operations; Deputy General Counsel, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO Flexible Real Estate Income Fund, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill (1980)** Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Carol K. Chan (1982) Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

ANNUAL REPORT	MARCH 31, 2024	65

Management of the Trust (Cont.)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Alyssa M. Creighton (1974) Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Jason R. Duran (1977) Vice President	02/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Kenneth W. Lee (1972) Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Greg J. Mason (1980)*** Vice President	05/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Colleen P. McLaughlin (1983)*** Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Shiv Narain (1981) Vice President	01/2024 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Keith A. Werber (1973) Vice President	05/2022 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Paul T. Wildermuth (1979) Vice President	01/2024 to present	Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Brandon T. Evans (1982) Deputy Treasurer	01/2024 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO Flexible Real Estate Income Fund and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Matthew L. Goodman (1977)** Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Laine E. Pacetti (1989) Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

66	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Jason R. Stern (1979)** Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Chi H. Vu (1983) Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2024.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Access Income Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Dynamic Income Strategy Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	MARCH 31, 2024	67

Privacy Policy1

The Funds2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

68	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(Unaudited)

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

ANNUAL REPORT	MARCH 31, 2024	69

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 13-14, 2024, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2023. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2024.

70	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

1100 Main Street, Suite 400

Kansas City, MO 64105

Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

SS&C Global Investor & Distribution Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF3010AR_033124

PIMCO FUNDS

Annual Report

March 31, 2024

PIMCO Climate Bond Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Market Insights

Dear Shareholder,

This annual report covers the 12-month reporting period ended March 31, 2024 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and a discussion of certain factors that affected performance during the reporting period.

The global economy continued to expand despite persistent inflation, tighter credit conditions, and geopolitical concerns affecting many countries. This resilience appeared particularly evident in the United States (“U.S.”). In contrast, several other developed market economies experienced relatively flat or negative growth over the reporting period.

Several central banks paused interest-rate hikes

Inflation eased over the reporting period but remained above central bank targets for many economies. Several central banks did not increase interest rates in the second half of 2023 and the beginning of 2024, following a series of rate increases in 2022 and the first half of 2023. The U.S. Federal Reserve (the “Fed”) raised the federal funds rate a total of 5.25% from March 2022 to July 2023, and then held rates steady from September 2023 to March 2024. At its March meeting, the Fed communicated that the policy rate may be at its peak for the most recent tightening cycle, and that it may be appropriate to begin cutting rates later in 2024. The European Central Bank (“ECB”) raised its deposit facility rate for the euro area a total of 4.50% from July 2022 to September 2023, and then held rates steady at its next four meetings. Meanwhile, the Bank of England (“BoE”) raised its Bank Rate a total of 5.15% from December 2019 to July 2023 and held rates steady at its next five meetings. Neither the ECB nor BoE ruled out the possibility of rate cuts in 2024. In contrast, the Bank of Japan raised its short-term policy rate from -0.1% to between zero and 0.1% in March 2024, which was the first increase since 2007.

Financial markets posted positive returns

The yield on the benchmark 10-year U.S. Treasury increased during the reporting period. In many other developed markets, yields on 10-year government bonds also moved higher. Overall, the global bond market rallied toward the end of 2023, bolstered by central bank officials’ policy pronouncements signaling a possible end to monetary tightening. However, the market then weakened during the first quarter of 2024. During the reporting period, lower-rated global bonds generally outperformed their higher-rated counterparts. Global equities rallied, while commodities were mixed. The U.S. dollar strengthened against the Japanese yen and, to a lesser extent, the euro, but fell relative to the British pound.

We continue to work diligently to navigate dynamic global markets and manage the assets that you have entrusted with us. We encourage you to speak with your financial advisor about your goals and visit global.pimco.com for our latest insights.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Total Returns of Certain Asset Classes for the Period Ended March 31, 2024

Asset Class (as measured by, currency)	12-Month

U.S. large cap equities (S&P 500 Index, USD)	29.88%

Global equities (MSCI World Index, USD)	25.11%

European equities (MSCI Europe Index, EUR)	14.79%

Emerging market equities (MSCI Emerging Markets Index, EUR)	8.15%

Japanese equities (Nikkei 225 Index, JPY)	46.50%

Emerging market local bonds (JPMorgan Government Bond Index-Emerging Markets Global Diversified Index, USD Unhedged)	4.91%

Emerging market external debt (JPMorgan Emerging Markets Bond Index (EMBI) Global, USD Hedged)	9.53%

Below investment grade bonds (ICE BofA Developed Markets High Yield Constrained Index, USD Hedged)	11.60%

Global investment grade credit bonds (Bloomberg Global Aggregate Credit Index, USD Hedged)	5.59%

Fixed-rate, local currency government debt of investment grade countries (Bloomberg Global Treasury Index, USD Hedged)	3.48%

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions or are appropriate for all investors and each investor should evaluate their ability to invest for the long-term, especially during periods of downturn in the market. Outlook and strategies are subject to change without notice.

2	PIMCO CLIMATE BOND FUND

Important Information About the PIMCO Climate Bond Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Climate Bond Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, remain high. In efforts to combat inflation, the U.S. Federal Reserve (the “Fed”) raised interest rates multiple times in 2022 and 2023. In the second half of 2023 and the beginning of 2024, however, the Fed paused the rate hikes, keeping interest rates steady. It is uncertain whether rates will remain steady, increase or decrease in the future. As such, the Fund may face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

ANNUAL REPORT	MARCH 31, 2024	3

Important Information About the PIMCO Climate Bond Fund (Cont.)

In February 2022, Russia launched an invasion of Ukraine. As a result, Russia and other countries, persons and entities that have provided material aid to Russia’s aggression against Ukraine, have been the subject of economic sanctions and import and export controls imposed by countries throughout the world, including the United States. Such measures have had and may continue to have an adverse effect on the Russian, Belarusian and other securities and economies, which may, in turn, negatively impact the Fund. The extent, duration and impact of Russia’s military action in Ukraine, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional, European and global economies and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. Further, the Fund may have investments in securities and instruments that are economically tied to the region and may have been negatively impacted by the sanctions and counter-sanctions by Russia, including declines in value and reductions in liquidity. The sanctions may cause the Fund to sell portfolio holdings at a disadvantageous time or price or to continue to hold investments that the Fund may no longer seek to hold. PIMCO will continue to actively manage these positions in the best interests of the Fund and its shareholders.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities. The United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR was traditionally an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain, and may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how and when industry participants adopt new reference rates for affected instruments. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of the Fund that holds such instrument. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund and issuers in which it invests. For example, if a bank at which the Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

4	PIMCO CLIMATE BOND FUND

Issuers in which the Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Fund invests remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which it invests.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2 and I-3 shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

ANNUAL REPORT	MARCH 31, 2024	5

Important Information About the PIMCO Climate Bond Fund (Cont.)

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Class A	Class C	Diversification Status

PIMCO Climate Bond Fund	12/10/19	12/10/19	12/10/19	12/10/19	12/10/19	12/10/19	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

SEC rules allow the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their

6	PIMCO CLIMATE BOND FUND

financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Fund) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and exchange-traded fund (“ETF”) shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading. As such, beginning in July 2024, the Fund must comply with certain new requirements which include, but are not limited to, making significant updates to the content of its shareholder reports and mailing paper copies of the new tailored shareholder reports to shareholders who have not opted to receive shareholder report documents electronically.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In November 2022, the SEC adopted amendments to Form N-PX under the Investment Company Act of 1940, as amended, to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments were effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion).

ANNUAL REPORT	MARCH 31, 2024	7

PIMCO Climate Bond Fund

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	Fund Inception (12/10/19)
PIMCO Climate Bond Fund Institutional Class	5.96%	0.43%
PIMCO Climate Bond Fund I-2	5.85%	0.32%
PIMCO Climate Bond Fund I-3	5.80%	0.28%
PIMCO Climate Bond Fund Class A	5.54%	0.03%
PIMCO Climate Bond Fund Class A (adjusted)	3.13%	(0.50)%
PIMCO Climate Bond Fund Class C	4.75%	(0.72)%
PIMCO Climate Bond Fund Class C (adjusted)	3.75%	(0.72)%
Bloomberg MSCI Global Green Bond Index, USD Hedged	6.44%	(1.31)%
Lipper Global Income Funds Average	3.21%	(1.11)%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 12/31/2019.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund share.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), was 0.59% for Institutional Class shares, 0.69% for I-2 shares, 0.79% for I-3 shares, 0.99% for Class A shares and 1.74% for Class C shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

8	PIMCO CLIMATE BOND FUND

Institutional Class - PCEIX	I-2 - PCEPX	I-3 - PCEWX	Class A - PCEBX
Class C - PCECX

Allocation Breakdown as of March 31, 2024†§

Corporate Bonds & Notes	59.7%
Short-Term Instruments	10.9%
U.S. Government Agencies	9.1%
Asset-Backed Securities	6.9%
Sovereign Issues	6.3%
Non-Agency Mortgage-Backed Securities	3.0%
U.S. Treasury Obligations	2.9%
Municipal Bonds & Notes	1.2%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Investment Objective and Strategy Overview

PIMCO Climate Bond Fund seeks optimal risk adjusted returns, consistent with prudent investment management, while giving consideration to long term climate related risks and opportunities, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

The Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the fossil fuel-related sectors, including distribution/retail, equipment and services, extraction and production, petrochemicals, pipelines and transportation and refining, and the production or distribution of coal and coal fired generation. The Fund may invest in the securities of issuers determined by PIMCO to be engaged principally in biofuel production, natural gas generation and sales and trading activities. Moreover, the Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the manufacture of alcoholic beverages, tobacco products or military equipment, the operation of gambling casinos, or in the production or trade of pornographic materials. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. The Fund may invest in labeled green, sustainable, social and sustainability-linked bonds from issuers in the fossil fuel-related sectors. Labeled bonds are those issues with proceeds specifically earmarked to be used for climate, environmental sustainability and/or social projects and, in the case of sustainability-linked bonds, bonds that include sustainability-linked covenants, as explained by the issuer through use of a framework and/or legal documentation. Labeled bonds are often verified by a third party, which certifies that the bond will or has been used to fund projects that include eligible benefits or, in the case of a sustainability-linked bond, that the bond includes sustainability-linked covenants. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Long exposure to investment grade corporate credit contributed to performance, as U.S corporate investment grade credit spreads tightened.

»	Long exposure to high yield debt securities contributed to performance, as U.S high yield credit spreads tightened.
»	Long exposure to eurozone duration contributed to performance, as E.U. interest rates broadly decreased.

»	Long exposure to U.S. duration detracted from performance, as U.S. interest rates increased.

»	Long exposure to Canadian duration detracted from performance, as Canadian interest rates increased.

»	Select agency positions in a European state development bank detracted from performance.

ANNUAL REPORT	MARCH 31, 2024	9

Expense Example PIMCO Climate Bond Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2023 to March 31, 2024 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,070.00	$2.83	$1,000.00	$1,022.13	$2.77	0.55%
I-2	1,000.00	1,069.40	3.34	1,000.00	1,021.63	3.27	0.65
I-3	1,000.00	1,069.20	3.60	1,000.00	1,021.38	3.52	0.70
Class A	1,000.00	1,067.90	4.88	1,000.00	1,020.14	4.77	0.95
Class C	1,000.00	1,063.90	8.72	1,000.00	1,016.41	8.52	1.70

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

10	PIMCO CLIMATE BOND FUND

Benchmark Description

Index*	Benchmark Description

Bloomberg MSCI Global Green Bond Index, USD Hedged	The Bloomberg MSCI Global Green Bond Index, USD Hedged offers investors an objective and robust measure of the global market for fixed income securities issued to fund projects with direct environmental benefits. An independent research driven methodology is used to evaluate index-eligible green bonds to ensure they adhere to established Green Bond Principles and to classify bonds by their environmental use of proceeds.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2024	11

Financial Highlights PIMCO Climate Bond Fund

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

03/31/2024	$8.56	$0.29	$0.22	$0.51	$(0.23)	$0.00	$(0.06)	$(0.29)

03/31/2023	9.56	0.23	(0.69)	(0.46)	(0.54)	0.00	0.00	(0.54)

03/31/2022	10.23	0.17	(0.59)	(0.42)	(0.21)	(0.04)	0.00	(0.25)

03/31/2021	9.47	0.14	0.85	0.99	(0.21)	(0.02)	0.00	(0.23)

12/10/2019 - 03/31/2020	10.00	0.05	(0.53)	(0.48)	(0.05)	0.00	0.00	(0.05)

I-2

03/31/2024	8.56	0.28	0.22	0.50	(0.22)	0.00	(0.06)	(0.28)

03/31/2023	9.56	0.22	(0.69)	(0.47)	(0.53)	0.00	0.00	(0.53)

03/31/2022	10.23	0.16	(0.59)	(0.43)	(0.20)	(0.04)	0.00	(0.24)

03/31/2021	9.47	0.14	0.84	0.98	(0.20)	(0.02)	0.00	(0.22)

12/10/2019 - 03/31/2020	10.00	0.05	(0.53)	(0.48)	(0.05)	0.00	0.00	(0.05)

I-3

03/31/2024	8.56	0.29	0.21	0.50	(0.22)	0.00	(0.06)	(0.28)

03/31/2023	9.56	0.22	(0.69)	(0.47)	(0.53)	0.00	0.00	(0.53)

03/31/2022	10.23	0.16	(0.60)	(0.44)	(0.19)	(0.04)	0.00	(0.23)

03/31/2021	9.47	0.13	0.85	0.98	(0.20)	(0.02)	0.00	(0.22)

12/10/2019 - 03/31/2020	10.00	0.05	(0.53)	(0.48)	(0.05)	0.00	0.00	(0.05)

Class A

03/31/2024	8.56	0.26	0.22	0.48	(0.20)	0.00	(0.06)	(0.26)

03/31/2023	9.56	0.19	(0.68)	(0.49)	(0.51)	0.00	0.00	(0.51)

03/31/2022	10.23	0.13	(0.59)	(0.46)	(0.17)	(0.04)	0.00	(0.21)

03/31/2021	9.47	0.10	0.85	0.95	(0.17)	(0.02)	0.00	(0.19)

12/10/2019 - 03/31/2020	10.00	0.04	(0.53)	(0.49)	(0.04)	0.00	0.00	(0.04)

Class C

03/31/2024	8.56	0.20	0.21	0.41	(0.13)	0.00	(0.06)	(0.19)

03/31/2023	9.56	0.13	(0.69)	(0.56)	(0.44)	0.00	0.00	(0.44)

03/31/2022	10.23	0.05	(0.59)	(0.54)	(0.09)	(0.04)	0.00	(0.13)

03/31/2021	9.47	0.03	0.85	0.88	(0.10)	(0.02)	0.00	(0.12)

12/10/2019 - 03/31/2020	10.00	0.02	(0.53)	(0.51)	(0.02)	0.00	0.00	(0.02)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund. Additionally, excludes initial sales charges and contingent deferred sales charges.

12	PIMCO CLIMATE BOND FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$8.78	6.08%	$15,948	0.61%		0.61%		0.50%		0.50%		3.44%		28%

8.56	(4.65)	11,684	0.59		0.59		0.51		0.51		2.59		38

9.56	(4.27)	16,998	0.51		0.51		0.51		0.51		1.65		26

10.23	10.48	13,684	0.54		0.54		0.51		0.51		1.36		79

9.47	(4.78)	5,131	0.50	*	1.84	*	0.50	*	1.84	*	1.79	*	21

8.78	5.97	212	0.71		0.71		0.60		0.60		3.28		28

8.56	(4.75)	394	0.69		0.69		0.61		0.61		2.45		38

9.56	(4.37)	563	0.61		0.61		0.61		0.61		1.52		26

10.23	10.36	1,107	0.64		0.64		0.61		0.61		1.38		79

9.47	(4.82)	10	0.60	*	1.94	*	0.60	*	1.94	*	1.66	*	21

8.78	5.93	559	0.76		0.81		0.65		0.70		3.39		28

8.56	(4.79)	81	0.74		0.79		0.66		0.71		2.44		38

9.56	(4.42)	86	0.66		0.71		0.66		0.71		1.54		26

10.23	10.31	47	0.69		0.74		0.66		0.71		1.27		79

9.47	(4.84)	20	0.65	*	2.04	*	0.65	*	2.04	*	1.61	*	21

8.78	5.66	1,402	1.01		1.01		0.90		0.90		3.03		28

8.56	(5.04)	837	0.99		0.99		0.91		0.91		2.19		38

9.56	(4.65)	861	0.91		0.91		0.91		0.91		1.27		26

10.23	10.04	590	0.94		0.94		0.91		0.91		0.96		79

9.47	(4.90)	28	0.90	*	2.24	*	0.90	*	2.24	*	1.40	*	21

8.78	4.88	67	1.76		1.76		1.65		1.65		2.34		28

8.56	(5.75)	22	1.74		1.74		1.66		1.66		1.45		38

9.56	(5.38)	22	1.66		1.66		1.66		1.66		0.44		26

10.23	9.22	59	1.69		1.69		1.66		1.66		0.28		79

9.47	(5.12)	50	1.65	*	2.99	*	1.65	*	2.99	*	0.66	*	21

ANNUAL REPORT	MARCH 31, 2024	13

Statement of Assets and Liabilities PIMCO Climate Bond Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$17,773

Financial Derivative Instruments
Exchange-traded or centrally cleared	6
Over the counter	65
Deposits with counterparty	179
Foreign currency, at value	10
Receivable for TBA investments sold	762
Receivable for Fund shares sold	192
Interest and/or dividends receivable	134

Total Assets	19,121

Liabilities:

Borrowings & Other Financing Transactions
Payable for short sales	$381

Financial Derivative Instruments
Exchange-traded or centrally cleared	11
Over the counter	20
Payable for investments purchased	113
Payable for TBA investments purchased	381
Payable for Fund shares redeemed	16
Distributions payable	3
Accrued investment advisory fees	4
Accrued supervisory and administrative fees	4

Total Liabilities	933

Commitments and Contingent Liabilities^

Net Assets	$18,188

Net Assets Consist of:

Paid in capital	$20,319
Distributable earnings (accumulated loss)	(2,131)

Net Assets	$18,188

Cost of investments in securities	$18,843
Cost of foreign currency held	$10
Proceeds received on short sales	$382
Cost or premiums of financial derivative instruments, net	$74

* Includes repurchase agreements of:	$149

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information.

14	PIMCO CLIMATE BOND FUND	See Accompanying Notes

March 31, 2024

Net Assets:

Institutional Class	$15,948
I-2	212
I-3	559
Class A	1,402
Class C	67

Shares Issued and Outstanding:

Institutional Class	1,817
I-2	24
I-3	63
Class A	160
Class C	8

Net Asset Value Per Share Outstanding(a):

Institutional Class	$8.78
I-2	8.78
I-3	8.78
Class A	8.78
Class C	8.78

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2024	15

Statement of Operations PIMCO Climate Bond Fund

Year Ended March 31, 2024
(Amounts in thousands†)

Investment Income:

Interest	$640
Total Income	640

Expenses:

Investment advisory fees	39
Supervisory and administrative fees	42
Distribution and/or servicing fees - Class A	3
Interest expense	18
Miscellaneous expense	1
Total Expenses	103
Waiver and/or Reimbursement by PIMCO	(0)
Net Expenses	103

Net Investment Income (Loss)	537

Net Realized Gain (Loss):

Investments in securities	(235)
Exchange-traded or centrally cleared financial derivative instruments	0
Over the counter financial derivative instruments	(39)
Foreign currency	11

Net Realized Gain (Loss)	(263)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	604
Exchange-traded or centrally cleared financial derivative instruments	(24)
Over the counter financial derivative instruments	101
Foreign currency assets and liabilities	(2)

Net Change in Unrealized Appreciation (Depreciation)	679

Net Increase (Decrease) in Net Assets Resulting from Operations	$953

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO CLIMATE BOND FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Climate Bond Fund

(Amounts in thousands†)	Year Ended March 31, 2024	Year Ended March 31, 2023

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$537	$319
Net realized gain (loss)	(263)	(563)
Net change in unrealized appreciation (depreciation)	679	(358)

Net Increase (Decrease) in Net Assets Resulting from Operations	953	(602)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(378)	(667)
I-2	(8)	(26)
I-3	(6)	(5)
Class A	(25)	(45)
Class C	(1)	(1)

Tax basis return of capital
Institutional Class	(104)	0
I-2	(2)	0
I-3	(2)	0
Class A	(8)	0
Class C	(0)	0

Total Distributions(a)	(534)	(744)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	4,751	(4,166)

Total Increase (Decrease) in Net Assets	5,170	(5,512)

Net Assets:

Beginning of year	13,018	18,530
End of year	$18,188	$13,018

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2024	17

Schedule of Investments PIMCO Climate Bond Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 97.7%

CORPORATE BONDS & NOTES 58.3%

BANKING & FINANCE 34.1%

AIB Group PLC
4.625% due 07/23/2029 •	EUR	100	$111

AXA SA
5.625% due 01/16/2054 •	GBP	100	126

Banco Bilbao Vizcaya Argentaria SA
1.375% due 05/14/2025	EUR	100	105

Bank of America Corp.
2.456% due 10/22/2025 •		$200	196
4.134% due 06/12/2028	EUR	100	111

BNP Paribas SA
0.500% due 06/04/2026 •		200	208
4.625% due 02/25/2031 •(d)(e)		$200	166

Boston Properties LP
6.500% due 01/15/2034		20	21

Caja Rural de Navarra SCC
3.000% due 04/26/2027	EUR	100	107

Castellum AB
0.750% due 09/04/2026		100	99

CBRE Services, Inc.
2.500% due 04/01/2031		$100	83

Community Preservation Corp.
2.867% due 02/01/2030		75	66

CTP NV
1.250% due 06/21/2029	EUR	200	187

Deutsche Bank AG
1.875% due 02/23/2028 •		100	102

EQT AB
0.875% due 05/14/2031		100	88

ERP Operating LP
1.850% due 08/01/2031		$100	81

Eurofima Europaeische Gesellschaft fuer die Finanzierung von Eisenbahnmaterial
3.125% due 11/09/2031	EUR	100	111

European Investment Bank
0.750% due 07/15/2027	AUD	200	117
3.750% due 02/14/2033		$240	230

Farmers Exchange Capital
5.454% due 10/15/2054 •		50	41

Ford Motor Credit Co. LLC
5.625% due 10/09/2028	GBP	100	127

Grainger PLC
3.375% due 04/24/2028		100	116

HAT Holdings LLC
3.750% due 09/15/2030		$125	105

Healthpeak OP LLC
2.125% due 12/01/2028		100	88

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Host Hotels & Resorts LP
2.900% due 12/15/2031		$50	$42

Hudson Pacific Properties LP
5.950% due 02/15/2028		50	46

ING Groep NV
4.875% due 05/16/2029 •(d)(e)		200	172

JPMorgan Chase & Co.
6.070% due 10/22/2027 •		200	204

Kilroy Realty LP
2.500% due 11/15/2032		100	75

Kreditanstalt fuer Wiederaufbau
0.000% due 09/15/2031 (c)	EUR	650	578
2.000% due 11/15/2029		300	313

LeasePlan Corp. NV
3.500% due 04/09/2025		150	161

Mitsubishi UFJ Financial Group, Inc.
0.848% due 07/19/2029		200	193

Nationale-Nederlanden Bank NV
1.875% due 05/17/2032		100	100

NE Property BV
2.000% due 01/20/2030		100	93

Norinchukin Bank
5.430% due 03/09/2028		$200	203

Prologis International Funding SA
0.875% due 07/09/2029	EUR	125	117
1.750% due 03/15/2028		125	126

Rayonier LP
2.750% due 05/17/2031		$100	83

Santander U.K. Group Holdings PLC
2.896% due 03/15/2032 •		300	255

SELP Finance SARL
0.875% due 05/27/2029	EUR	100	93

Standard Chartered PLC
0.800% due 11/17/2029 •		100	95

Sumitomo Mitsui Trust Bank Ltd.
5.500% due 03/09/2028		$200	203

UDR, Inc.
3.100% due 11/01/2034		50	41

VIA Outlets BV
1.750% due 11/15/2028	EUR	100	96

Weyerhaeuser Co.
7.375% due 03/15/2032		$9	10

ZF Finance GmbH
2.000% due 05/06/2027	EUR	100	101

			6,192

INDUSTRIALS 12.8%

Air Products & Chemicals, Inc.
4.750% due 02/08/2031		$100	100

18	PIMCO CLIMATE BOND FUND	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

AP Moller - Maersk AS
5.875% due 09/14/2033		$66	$68

Aptiv PLC
3.100% due 12/01/2051		50	32

Arcadis NV
4.875% due 02/28/2028	EUR	100	112

Autodesk, Inc.
2.400% due 12/15/2031		$50	42

Berkeley Group PLC
2.500% due 08/11/2031	GBP	100	98

Chanel Ceres PLC
1.000% due 07/31/2031	EUR	150	135

Comcast Corp.
4.650% due 02/15/2033		$40	39

Continental Wind LLC
6.000% due 02/28/2033		49	50

Crown Cork & Seal Co., Inc.
7.375% due 12/15/2026		70	73

Ford Motor Co.
6.100% due 08/19/2032		38	39

Forvia SE
2.375% due 06/15/2029	EUR	100	98

Gap, Inc.
3.625% due 10/01/2029		$50	44

Hanwha Q Cells Americas Holdings Corp.
5.000% due 07/27/2028		200	200

Hyundai Capital America
5.800% due 06/26/2025		100	100

Liberty Utilities Finance GP 1
2.050% due 09/15/2030		200	162

Moody’s Corp.
2.000% due 08/19/2031		100	81
3.100% due 11/29/2061		30	20

MSCI, Inc.
3.625% due 09/01/2030		100	89

Oberlin College
2.874% due 10/01/2051		125	84

PepsiCo, Inc.
3.900% due 07/18/2032		40	38

POSCO
4.875% due 01/23/2027		100	99

ProGroup AG
3.000% due 03/31/2026	EUR	100	108

SEB SA
1.375% due 06/16/2025		100	105

Smurfit Kappa Treasury ULC
5.438% due 04/03/2034 (a)		$100	100

T-Mobile USA, Inc.
4.950% due 03/15/2028		100	100

VF Corp.
4.250% due 03/07/2029	EUR	100	106

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ZF North America Capital, Inc.
6.875% due 04/14/2028		$10	$10

			2,332

UTILITIES 11.4%

AES Corp.
2.450% due 01/15/2031		100	82
5.450% due 06/01/2028		40	40

CenterPoint Energy Houston Electric LLC
5.300% due 04/01/2053		25	25

Duke Energy Progress LLC
5.100% due 03/15/2034		100	100

MidAmerican Energy Co.
3.650% due 08/01/2048		150	115

Mississippi Power Co.
3.100% due 07/30/2051		50	33

National Grid PLC
3.875% due 01/16/2029	EUR	100	110

New York State Electric & Gas Corp.
5.650% due 08/15/2028		$200	205

NextEra Energy Capital Holdings, Inc.
1.900% due 06/15/2028		100	88

Niagara Mohawk Power Corp.
5.783% due 09/16/2052		40	40

NSTAR Electric Co.
3.100% due 06/01/2051		25	17

Pacific Gas & Electric Co.
6.700% due 04/01/2053		16	17

Public Service Co. of Colorado
3.200% due 03/01/2050		100	68

Public Service Co. of Oklahoma
2.200% due 08/15/2031		100	82

Public Service Electric & Gas Co.
4.650% due 03/15/2033		50	49

Solar Star Funding LLC
5.375% due 06/30/2035		223	215

Southern California Edison Co.
2.500% due 06/01/2031		150	127

Southwestern Public Service Co.
3.150% due 05/01/2050		30	20
3.750% due 06/15/2049		50	37

SSE PLC
4.000% due 09/05/2031	EUR	100	112

TDC Net AS
5.618% due 02/06/2030		100	111

Verizon Communications, Inc.
1.500% due 09/18/2030		$280	229
5.050% due 05/09/2033		10	10

Wisconsin Electric Power Co.
4.750% due 09/30/2032		20	20

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	19

Schedule of Investments PIMCO Climate Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wisconsin Power & Light Co.
4.950% due 04/01/2033	$132	$129

		2,081

Total Corporate Bonds & Notes (Cost $11,411)		10,605

MUNICIPAL BONDS & NOTES 1.1%

FLORIDA 0.5%

State Board of Administration Finance Corp., Florida Revenue Notes, Series 2020
2.154% due 07/01/2030	110	94

NEW YORK 0.6%

New York City Municipal Water Finance Authority, New York Revenue Bonds, (BABs), Series 2010
5.724% due 06/15/2042	110	114

Total Municipal Bonds & Notes (Cost $276)		208

U.S. GOVERNMENT AGENCIES 8.9%

Uniform Mortgage-Backed Security
4.500% due 02/01/2053 - 07/01/2053	388	369
5.000% due 02/01/2053 - 11/01/2053	1,280	1,249

Total U.S. Government Agencies (Cost $1,609)		1,618

U.S. TREASURY OBLIGATIONS 2.9%

U.S. Treasury Bonds
2.375% due 02/15/2042	434	323

U.S. Treasury Notes
3.625% due 05/31/2028	200	195

Total U.S. Treasury Obligations (Cost $615)		518

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.9%

Credit Suisse Mortgage Capital Mortgage-Backed Trust
3.431% due 11/10/2032	100	85

GCT Commercial Mortgage Trust
6.240% due 02/15/2038 •	100	84

JP Morgan Chase Commercial Mortgage Securities Trust
6.240% due 04/15/2038 •	94	94

Natixis Commercial Mortgage Securities Trust
3.622% due 05/15/2039	100	92

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

One Bryant Park Trust
2.516% due 09/15/2054		$100	$86

VASA Trust
6.340% due 07/15/2039 •		100	91

Total Non-Agency Mortgage-Backed Securities (Cost $602)			532

ASSET-BACKED SECURITIES 6.8%

BMW Vehicle Lease Trust
5.100% due 07/27/2026		300	300
5.950% due 08/25/2025		45	46
5.990% due 09/25/2026		50	50

GoodLeap Sustainable Home Solutions Trust
2.100% due 05/20/2048		73	58
4.000% due 04/20/2049		43	39
4.950% due 07/20/2049		89	83
5.520% due 02/22/2055		46	45

Helios Issuer LLC
5.750% due 12/20/2050		98	99

Hertz Vehicle Financing LLC
5.490% due 06/25/2027		50	50

Loanpal Solar Loan Ltd.
2.220% due 03/20/2048		51	40

Mosaic Solar Loan Trust
2.640% due 01/20/2053		78	67

Sunnova Helios Issuer LLC
5.300% due 05/20/2050		96	94

Sunnova Sol Issuer LLC
2.790% due 02/22/2049		131	118

Sunrun Demeter Issuer
2.270% due 01/30/2057		177	144

Total Asset-Backed Securities (Cost $1,317)			1,233

SOVEREIGN ISSUES 6.2%

Agence Francaise de Developpement EPIC
3.500% due 02/25/2033	EUR	100	111

Canada Government Bond
2.250% due 12/01/2029	CAD	50	35

European Union
2.750% due 02/04/2033	EUR	135	146

Ile-de-France Mobilites
3.050% due 02/03/2033		100	108

Kingdom of Belgium Government Bond
2.750% due 04/22/2039		100	104

Ministeries Van de Vlaamse Gemeenschap
3.250% due 01/12/2043		100	105

Nederlandse Waterschapsbank NV
3.000% due 04/20/2033		100	110

20	PIMCO CLIMATE BOND FUND	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Netherlands Government International Bond
3.250% due 01/15/2044	EUR	25	$29

Regie Autonome des Transports Parisiens EPIC
3.250% due 04/11/2033		100	108

Soc Nationale SNCF SACA
3.125% due 11/02/2027		100	108

United Kingdom Gilt
1.500% due 07/31/2053	GBP	70	47
4.375% due 07/31/2054		94	117

Total Sovereign Issues (Cost $1,082)			1,128

SHORT-TERM INSTRUMENTS 10.6%

REPURCHASE AGREEMENTS (f) 0.8%
			149

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 9.8%
5.363% due 05/21/2024 - 07/02/2024 (b)(c)	$1,800	$1,782

Total Short-Term Instruments (Cost $1,931)		1,931

Total Investments in Securities (Cost $18,843)		17,773

Total Investments 97.7% (Cost $18,843)		$17,773

Financial Derivative Instruments (g)(h) 0.2% (Cost or Premiums, net $74)		40

Other Assets and Liabilities, net 2.1%		375

Net Assets 100.0%		$18,188

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.

(b)	Coupon represents a weighted average yield to maturity.

(c)	Zero coupon security.

(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(e)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	03/28/2024	04/01/2024	$149	U.S. Treasury Notes 5.000% due 09/30/2025	$(152)	$149	$149

Total Repurchase Agreements						$(152)	$149	$149

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (2.1)%
Uniform Mortgage-Backed Security, TBA	4.500%	05/01/2054	$400	$(382)	$(381)

Total Short Sales (2.1)%				$(382)	$(381)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	21

Schedule of Investments PIMCO Climate Bond Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$149	$0	$0	$149	$(152)	$(3)

Total Borrowings and Other Financing Transactions	$149	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(11) at a weighted average interest rate of 5.160%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(g) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond June Futures	06/2024	2	$152	$1	$1	$0
Canada Government 10-Year Bond June Futures	06/2024	1	89	1	0	0
Euro-Bobl June Futures	06/2024	1	128	1	0	0
U.S. Treasury 5-Year Note June Futures	06/2024	47	5,030	14	0	(5)
United Kingdom Long Gilt June Futures	06/2024	1	126	3	1	0

				$20	$2	$(5)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund June Futures	06/2024	4	$(576)	$(8)	$0	$(3)
U.S. Treasury 10-Year Note June Futures	06/2024	6	(665)	(5)	0	0
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2024	9	(1,031)	(8)	0	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2024	2	(258)	(8)	0	(1)

				$(29)	$0	$(4)

Total Futures Contracts				$(9)	$2	$(9)

22	PIMCO CLIMATE BOND FUND	See Accompanying Notes

March 31, 2024

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(1)	1-Day GBP-SONIO Compounded-OIS	3.750%	Annual	09/18/2054	GBP	65	$(1)	$(1)	$(2)	$0	$(1)
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Semi-Annual	12/16/2050		$280	84	42	126	0	0
Pay(1)	6-Month EUR-EURIBOR	2.750	Annual	09/18/2029	EUR	1,000	15	(3)	12	3	0
Pay(1)	6-Month EUR-EURIBOR	2.750	Annual	09/18/2034		45	1	0	1	1	0
Pay	CAONREPO Index	1.000	Semi-Annual	06/16/2026	CAD	500	(25)	(3)	(28)	0	(1)

Total Swap Agreements							$74	$35	$109	$4	$(2)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$2	$4	$6	$0	$(9)	$(2)	$(11)

Cash of $179 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(h) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2024	$		2		AUD	3	$0	$0
	05/2024		AUD	3	$		2	0	0
BPS	04/2024		GBP	503			639	4	0
	04/2024	$		14		EUR	13	0	0
	04/2024			627		GBP	495	0	(2)
	05/2024		GBP	495	$		627	2	0
BRC	04/2024	$		119		GBP	94	0	(1)
CBK	04/2024		AUD	15	$		10	0	0
	04/2024		GBP	83			105	1	0
FAR	04/2024		EUR	5,000			5,435	41	0
MBC	04/2024		AUD	165			107	0	0
	04/2024		GBP	3			4	0	0
	04/2024	$		50		CAD	68	0	0
	05/2024		CAD	68	$		50	0	0
MYI	04/2024			68			50	0	0
	04/2024	$		5,397		EUR	4,987	0	(17)
	05/2024		EUR	4,987	$		5,403	17	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	23

Schedule of Investments PIMCO Climate Bond Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
UAG	04/2024	$		114		AUD	174	$0	$0
	05/2024		AUD	174	$		114	0	0

Total Forward Foreign Currency Contracts								$65	$(20)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BPS	$6	$0	$0	$6	$(2)	$0	$0	$(2)	$4	$0	$4
BRC	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
CBK	1	0	0	1	0	0	0	0	1	0	1
FAR	41	0	0	41	0	0	0	0	41	0	41
MYI	17	0	0	17	(17)	0	0	(17)	0	0	0

Total Over the Counter	$65	$0	$0	$65	$(20)	$0	$0	$(20)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2	$2
Swap Agreements	0	0	0	0	4	4

	$0	$0	$0	$0	$6	$6

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$65	$0	$65

	$0	$0	$0	$65	$6	$71

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$9	$9
Swap Agreements	0	0	0	0	2	2

	$0	$0	$0	$0	$11	$11

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$20	$0	$20

	$0	$0	$0	$20	$11	$31

24	PIMCO CLIMATE BOND FUND	See Accompanying Notes

March 31, 2024

The effect of Financial Derivative Instruments on the Statement of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	(28)	(28)
Swap Agreements	0	0	0	0	27	27

	$0	$0	$0	$0	$0	$0

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(40)	$0	$(40)
Written Options	0	0	0	0	1	1

	$0	$0	$0	$(40)	$1	$(39)

	$0	$0	$0	$(40)	$1	$(39)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(39)	$(39)
Swap Agreements	0	0	0	0	15	15

	$0	$0	$0	$0	$(24)	$(24)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$101	$0	$101

	$0	$0	$0	$101	$(24)	$77

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$6,192	$0	$6,192
Industrials	0	2,332	0	2,332
Utilities	0	2,081	0	2,081
Municipal Bonds & Notes
Florida	0	94	0	94
New York	0	114	0	114
U.S. Government Agencies	0	1,618	0	1,618
U.S. Treasury Obligations	0	518	0	518
Non-Agency Mortgage-Backed Securities	0	532	0	532
Asset-Backed Securities	0	1,233	0	1,233
Sovereign Issues	0	1,128	0	1,128
Short-Term Instruments
Repurchase Agreements	0	149	0	149
U.S. Treasury Bills	0	1,782	0	1,782

Total Investments	$0	$17,773	$0	$17,773

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	25

Schedule of Investments PIMCO Climate Bond Fund (Cont.)

March 31, 2024

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(381)	$0	$(381)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	2	4	0	6
Over the counter	0	65	0	65

	$2	$69	$0	$71

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(3)	(8)	0	(11)
Over the counter	0	(20)	0	(20)

	$(3)	$(28)	$0	$(31)

Total Financial Derivative Instruments	$(1)	$41	$0	$40

Totals	$(1)	$17,433	$0	$17,432

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

26	PIMCO CLIMATE BOND FUND	See Accompanying Notes

Notes to Financial Statements

March 31, 2024

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Class A and Class C shares of the PIMCO Climate Bond Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

Hereinafter, the Board of Trustees of the Fund shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed

ANNUAL REPORT	MARCH 31, 2024	27

Notes to Financial Statements (Cont.)

from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable. A debt obligation may be granted, in certain situations, a contractual or non-contractual forbearance for interest payments that are expected to be paid after agreed upon pay dates.

(b) Foreign Currency Translation The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year. The Fund may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

28	PIMCO CLIMATE BOND FUND

March 31, 2024

Separately, if the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, Reference Rate Reform (Topic 848), which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred or will occur during the period March 12, 2020 through December 31, 2024. In January 2021 and December 2022, FASB issued ASU 2021-01 and ASU 2022-06, which include additional amendments to Topic 848. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Fund’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Fund’s financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional

ANNUAL REPORT	MARCH 31, 2024	29

Notes to Financial Statements (Cont.)

disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the U.S. Securities and Exchange Commission (“SEC”) adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading. As such, beginning in July 2024, the Fund must comply with certain new requirements which include, but are not limited to, making significant updates to the content of its shareholder reports and mailing paper copies of the new tailored shareholder reports to shareholders who have not opted to receive shareholder report documents electronically. At this time, management is evaluating the implications of these changes on the financial statements.

The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business day after the trade date (T+1). The effective date was May 5, 2023, and compliance with the amendments is required as of May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments were effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion). At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The NAV of the Fund’s shares, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security

30	PIMCO CLIMATE BOND FUND

March 31, 2024

or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange or the NYSE Close if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets

ANNUAL REPORT	MARCH 31, 2024	31

Notes to Financial Statements (Cont.)

that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the

32	PIMCO CLIMATE BOND FUND

March 31, 2024

measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs

ANNUAL REPORT	MARCH 31, 2024	33

Notes to Financial Statements (Cont.)

of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates.

34	PIMCO CLIMATE BOND FUND

March 31, 2024

Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Mortgage-Related and Other Asset-Backed Securities directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to,

ANNUAL REPORT	MARCH 31, 2024	35

Notes to Financial Statements (Cont.)

auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Perpetual Bonds are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The long-term effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and

36	PIMCO CLIMATE BOND FUND

March 31, 2024

Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity.

When-Issued Transactions are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians (in the case of tri-party repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, the Fund has used bilateral repurchase agreements wherein the underlying securities will be held by the Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are

ANNUAL REPORT	MARCH 31, 2024	37

Notes to Financial Statements (Cont.)

recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Short Sales Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(d) Interfund Lending In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended March 31, 2024, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

38	PIMCO CLIMATE BOND FUND

March 31, 2024

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s

ANNUAL REPORT	MARCH 31, 2024	39

Notes to Financial Statements (Cont.)

exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Interest Rate Swaptions may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Funds use a specified exchange-traded fund as the underlying instrument for the option contract. The Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

40	PIMCO CLIMATE BOND FUND

March 31, 2024

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may fail to perform or meet an obligation or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

ANNUAL REPORT	MARCH 31, 2024	41

Notes to Financial Statements (Cont.)

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Interest Rate Swap Agreements may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Small Fund Risk is the risk that a smaller fund may not achieve investment or trading efficiencies. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of fund shares.

Climate-Related Investing Risk is the risk that, because the Fund’s climate-related investment strategy may select or exclude securities of certain issuers for reasons in addition to performance, the Fund may differ from funds that do not utilize a climate-related investment strategy. Climate-related investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by PIMCO or any judgment exercised by PIMCO will reflect the opinions of any particular investor.

Interest Rate Risk is the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of

42	PIMCO CLIMATE BOND FUND

March 31, 2024

reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. The Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Non-centrally-cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally-cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing

ANNUAL REPORT	MARCH 31, 2024	43

Notes to Financial Statements (Cont.)

counterparty resides with the Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and the Fund’s performance.

Equity Risk is the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities. In addition, preferred securities may be subject to greater credit risk or other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rates, regulatory changes and special redemption rights.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. The Fund may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with the other of the Fund’s guidelines), which generally carry higher levels of the foregoing risks.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Real Estate Risk is the risk that the Fund’s investments in real estate investment trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject the Fund to liquidity and valuation risk.

44	PIMCO CLIMATE BOND FUND

March 31, 2024

Leveraging Risk is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund.

Government Intervention in Financial Markets Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market

ANNUAL REPORT	MARCH 31, 2024	45

Notes to Financial Statements (Cont.)

disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/ or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders may suffer losses as a result of a cyber security breach related to the Fund, its service providers, trading counterparties or the issuers in which the Fund invests.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a

46	PIMCO CLIMATE BOND FUND

March 31, 2024

counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. FCM customers, such as the Fund, are permitted to transfer their customer account (and cleared derivative transactions held in such customer account) from one FCM to another FCM. Upon completion of the transfer, the customer maintains the same economic position with respect to the outstanding exposure. As such, these transfers are not recognized as dispositions and reacquisitions of the affected derivative positions. Variation margin, which reflects

ANNUAL REPORT	MARCH 31, 2024	47

Notes to Financial Statements (Cont.)

changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The porting of exposure between FCMs has no impact on the market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin; these values as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Class A	Class C

0.25%	0.25%	0.35%	0.45%(1)	0.40%	0.40%

(1)	PIMCO has contractually agreed, through July 31, 2024, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

48	PIMCO CLIMATE BOND FUND

March 31, 2024

(c) Distribution and Servicing Fees PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2024, the Distributor retained $2,415,092 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational and offering expenses of the Trust and the Fund, and any other expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

ANNUAL REPORT	MARCH 31, 2024	49

Notes to Financial Statements (Cont.)

(e) Expense Limitation Pursuant to the Expense Limitation Agreement, PIMCO has contractually agreed, through July 31, 2024, to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049% (the “Expense Limit”) (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. As of March 31, 2024, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2024, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Expense Limitation Agreement and I-3 Fee Waiver Agreement, waiver amounts are reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2024, the amount waived and/or reimbursed was $163.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

50	PIMCO CLIMATE BOND FUND

March 31, 2024

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2024, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$3,148	$1,334	$5,223	$2,376

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2024		Year Ended 03/31/2023

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	1,048	$9,022	420	$3,658

I-2	4	38	0	0

I-3	54	464	2	25

Class A	88	761	19	162

Class C	6	54	1	3

Issued as reinvestment of distributions

Institutional Class	53	452	72	615

I-2	1	10	3	26

I-3	1	8	1	5

Class A	4	33	5	45

Class C	0	1	0	1

Cost of shares redeemed

Institutional Class	(648)	(5,578)	(906)	(8,400)

I-2	(27)	(234)	(16)	(137)

I-3	(1)	(9)	(3)	(25)

Class A	(30)	(260)	(16)	(144)

Class C	(1)	(11)	0	0

Net increase (decrease) resulting from Fund share transactions	552	$4,751	(418)	$(4,166)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2024	51

Notes to Financial Statements (Cont.)

As of March 31, 2024, four persons owned of record or beneficially 10% or more of the Fund’s total outstanding shares comprising 71% of the Fund. One of the shareholders is a related party of the Fund and comprises 14% of the Fund. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2024, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2024, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO Climate Bond Fund	$0	$0	$(1,173)	$(3)	$(955)	$0	$0	$(2,131)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, short positions, and straddle loss deferrals.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains as shown below.

52	PIMCO CLIMATE BOND FUND

March 31, 2024

(5)	Capital losses realized during the period November 1, 2023 through March 31, 2024 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2023 through March 31, 2024 and Ordinary losses realized during the period January 1, 2024 through March 31, 2024 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2024, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Climate Bond Fund	$299	$656

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2024, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Climate Bond Fund	$18,707	$326	$(1,497)	$(1,171)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, short positions, and straddle loss deferrals.

For the fiscal years ended March 31, 2024 and March 31, 2023, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2024			March 31, 2023

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Climate Bond Fund	$418	$0	$116	$744	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2024	53

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Climate Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Climate Bond Fund (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2024, the related statement of operations for the year ended March 31, 2024, the statement of changes in net assets for each of the two years in the period ended March 31, 2024, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2024 and the financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2024

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

54	PIMCO CLIMATE BOND FUND

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation
BPS	BNP Paribas S.A.	MBC	HSBC Bank Plc
BRC	Barclays Bank PLC	MYI	Morgan Stanley & Co. International PLC
CBK	Citibank N.A.	UAG	UBS AG Stamford
FAR	Wells Fargo Bank National Association

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound
CAD	Canadian Dollar	USD (or $)	United States Dollar
EUR	Euro

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
CAONREPO	Canadian Overnight Repo Rate Average	SONIO	Sterling Overnight Interbank Average Rate

Other Abbreviations:
BABs	Build America Bonds	OIS	Overnight Index Swap
EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced

ANNUAL REPORT	MARCH 31, 2024	55

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2024 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2024 was designated as ‘‘qualified dividend income’’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2024.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only). Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2024 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2024 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends. The Fund intends to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) amount of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†
PIMCO Climate Bond Fund	0%	1.72%	$269	$0	$403

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2025, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2024.

Section 199A Dividends. Non-corporate fund shareholders of the fund below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the fund as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends

PIMCO Climate Bond Fund	0%

56	PIMCO CLIMATE BOND FUND

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	161	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, State Auto Financial Corporation (2016-2022).

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	MARCH 31, 2024	57

Management of the Trust (Cont.)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	161	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2024.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Joshua D. Ratner (1976)** President	01/2024 to present	Executive Vice President and Head of Americas Fund and Client Operations; Deputy General Counsel, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO Flexible Real Estate Income Fund, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill (1980)** Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Carol K. Chan (1982) Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

58	PIMCO CLIMATE BOND FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Alyssa M. Creighton (1974) Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Jason R. Duran (1977) Vice President	02/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Kenneth W. Lee (1972) Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Greg J. Mason (1980)*** Vice President	05/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Colleen P. McLaughlin (1983)*** Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Shiv Narain (1981) Vice President	01/2024 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Keith A. Werber (1973) Vice President	05/2022 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Paul T. Wildermuth (1979) Vice President	01/2024 to present	Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Brandon T. Evans (1982) Deputy Treasurer	01/2024 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO Flexible Real Estate Income Fund and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Matthew L. Goodman (1977)** Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Laine E. Pacetti (1989) Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

ANNUAL REPORT	MARCH 31, 2024	59

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Jason R. Stern (1979)** Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Chi H. Vu (1983) Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2024.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Access Income Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Dynamic Income Strategy Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

60	PIMCO CLIMATE BOND FUND

Privacy Policy1

(Unaudited)

The Funds2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

ANNUAL REPORT	MARCH 31, 2024	61

Privacy Policy1 (Cont.)

(Unaudited)

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

62	PIMCO CLIMATE BOND FUND

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 13-14, 2024, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2024. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2024.

ANNUAL REPORT	MARCH 31, 2024	63

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

1100 Main Street, Suite 400

Kansas City, MO 64105

Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

SS&C Global Investor & Distribution Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF3028AR_033124

PIMCO FUNDS

Annual Report

March 31, 2024

PIMCO CommoditiesPLUS® Strategy Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Market Insights

Dear Shareholder,

This annual report covers the 12-month reporting period ended March 31, 2024 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and a discussion of certain factors that affected performance during the reporting period.

The global economy continued to expand despite persistent inflation, tighter credit conditions, and geopolitical concerns affecting many countries. This resilience appeared particularly evident in the United States (“U.S.”). In contrast, several other developed market economies experienced relatively flat or negative growth over the reporting period.

Several central banks paused interest-rate hikes

Inflation eased over the reporting period but remained above central bank targets for many economies. Several central banks did not increase interest rates in the second half of 2023 and the beginning of 2024, following a series of rate increases in 2022 and the first half of 2023. The U.S. Federal Reserve (the “Fed”) raised the federal funds rate a total of 5.25% from March 2022 to July 2023, and then held rates steady from September 2023 to March 2024. At its March meeting, the Fed communicated that the policy rate may be at its peak for the most recent tightening cycle, and that it may be appropriate to begin cutting rates later in 2024. The European Central Bank (“ECB”) raised its deposit facility rate for the euro area a total of 4.50% from July 2022 to September 2023, and then held rates steady at its next four meetings. Meanwhile, the Bank of England (“BoE”) raised its Bank Rate a total of 5.15% from December 2019 to July 2023 and held rates steady at its next five meetings. Neither the ECB nor BoE ruled out the possibility of rate cuts in 2024. In contrast, the Bank of Japan raised its short-term policy rate from -0.1% to between zero and 0.1% in March 2024, which was the first increase since 2007.

Financial markets posted positive returns

The yield on the benchmark 10-year U.S. Treasury increased during the reporting period. In many other developed markets, yields on 10-year government bonds also moved higher. Overall, the global bond market rallied toward the end of 2023, bolstered by central bank officials’ policy pronouncements signaling a possible end to monetary tightening. However, the market then weakened during the first quarter of 2024. During the reporting period, lower-rated global bonds generally outperformed their higher-rated counterparts. Global equities rallied, while commodities were mixed. The U.S. dollar strengthened against the Japanese yen and, to a lesser extent, the euro, but fell relative to the British pound.

We continue to work diligently to navigate dynamic global markets and manage the assets that you have entrusted with us. We encourage you to speak with your financial advisor about your goals and visit global.pimco.com for our latest insights.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Total Returns of Certain Asset Classes for the Period Ended March 31, 2024

Asset Class (as measured by, currency)	12-Month

U.S. large cap equities (S&P 500 Index, USD)	29.88%

Global equities (MSCI World Index, USD)	25.11%

European equities (MSCI Europe Index, EUR)	14.79%

Emerging market equities (MSCI Emerging Markets Index, EUR)	8.15%

Japanese equities (Nikkei 225 Index, JPY)	46.50%

Emerging market local bonds (JPMorgan Government Bond Index-Emerging Markets Global Diversified Index, USD Unhedged)	4.91%

Emerging market external debt (JPMorgan Emerging Markets Bond Index (EMBI) Global, USD Hedged)	9.53%

Below investment grade bonds (ICE BofA Developed Markets High Yield Constrained Index, USD Hedged)	11.60%

Global investment grade credit bonds (Bloomberg Global Aggregate Credit Index, USD Hedged)	5.59%

Fixed-rate, local currency government debt of investment grade countries (Bloomberg Global Treasury Index, USD Hedged)	3.48%

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions or are appropriate for all investors and each investor should evaluate their ability to invest for the long-term, especially during periods of downturn in the market. Outlook and strategies are subject to change without notice.

2	PIMCO COMMODITIESPLUS® STRATEGY FUND

Important Information About the PIMCO CommoditiesPLUS® Strategy Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO CommoditiesPLUS® Strategy Fund (the “Fund”).

The Fund is intended for long-term investors and an investment in the Fund should be no more than a small part of a typical diversified portfolio. The Fund’s share price is expected to be more volatile than that of other funds. The Fund may invest directly or indirectly (through investment in a wholly-owned subsidiary) in commodity-linked derivative instruments and/or notes which may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments and/or notes may be affected by overall market movements, changes in interest rates, and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, and international economic, political and regulatory developments, as well as the trading activity of speculators and arbitrageurs in the underlying commodities.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, remain high. In efforts to combat inflation, the U.S. Federal Reserve (the “Fed”) raised interest rates multiple times in 2022 and 2023. In the second half of 2023 and the beginning of 2024, however, the Fed paused the rate hikes, keeping interest rates steady. It is uncertain whether rates will remain steady, increase or decrease in the future. As such, the Fund may face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of

ANNUAL REPORT	MARCH 31, 2024	3

Important Information About the PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

Investments and other sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

In February 2022, Russia launched an invasion of Ukraine. As a result, Russia and other countries, persons and entities that have provided material aid to Russia’s aggression against Ukraine, have been the subject of economic sanctions and import and export controls imposed by countries throughout the world, including the United States. Such measures have had and may continue to have an adverse effect on the Russian, Belarusian and other securities and economies, which may, in turn, negatively impact the Fund. The extent, duration and impact of Russia’s military action in Ukraine, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional, European and global economies and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. Further, the Fund may have investments in securities and instruments that are economically tied to the region and may have been negatively impacted by the sanctions and counter-sanctions by Russia, including declines in value and reductions in liquidity. The sanctions may cause the Fund to sell portfolio holdings at a disadvantageous time or price or to continue to hold investments that the Fund may no longer seek to hold. PIMCO will continue to actively manage these positions in the best interests of the Fund and its shareholders.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities. The United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR was traditionally an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain, and may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how and when industry participants adopt new reference rates for affected instruments. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations

4	PIMCO COMMODITIESPLUS® STRATEGY FUND

in the reported yields of the Fund that holds such instrument. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund and issuers in which it invests. For example, if a bank at which the Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which the Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Fund invests remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which it invests.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2 and I-3 shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no

ANNUAL REPORT	MARCH 31, 2024	5

Important Information About the PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Class A	Class C	Diversification Status

PIMCO CommoditiesPLUS® Strategy Fund	05/28/10	05/28/10	05/28/10	04/27/18	05/28/10	05/28/10	Non-Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies

6	PIMCO COMMODITIESPLUS® STRATEGY FUND

relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

SEC rules allow the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Fund) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and exchange-traded fund (“ETF”) shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading. As such, beginning in July 2024, the Fund must comply with certain new requirements which include, but are not limited to, making significant updates to the content of its shareholder reports and mailing paper copies of the new tailored shareholder reports to shareholders who have not opted to receive shareholder report documents electronically.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In November 2022, the SEC adopted amendments to Form N-PX under the Investment Company Act of 1940, as amended, to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on

ANNUAL REPORT	MARCH 31, 2024	7

Important Information About the PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments were effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion).

8	PIMCO COMMODITIESPLUS® STRATEGY FUND

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	MARCH 31, 2024	9

PIMCO CommoditiesPLUS® Strategy Fund

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Fund Inception (05/28/10)
PIMCO CommoditiesPLUS® Strategy Fund Institutional Class	10.39%	12.33%	2.18%	3.87%
PIMCO CommoditiesPLUS® Strategy Fund I-2	10.30%	12.25%	2.08%	3.77%
PIMCO CommoditiesPLUS® Strategy Fund I-3	10.16%	12.18%	2.03%	3.71%
PIMCO CommoditiesPLUS® Strategy Fund Class A	9.84%	11.85%	1.71%	3.38%
PIMCO CommoditiesPLUS® Strategy Fund Class A (adjusted)	3.73%	10.59%	1.14%	2.96%
PIMCO CommoditiesPLUS® Strategy Fund Class C	9.25%	11.05%	0.97%	2.62%
PIMCO CommoditiesPLUS® Strategy Fund Class C (adjusted)	8.25%	11.05%	0.97%	2.62%
UBS Prompt Commodity Index Total Return	9.28%	12.67%	1.28%	2.74%
Lipper Commodities General Funds Average	1.76%	7.23%	(0.47)%	(0.38)%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 05/31/2010.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses) were 0.98% for Institutional Class shares, 1.08% for I-2 shares, 1.18% for I-3 shares, 1.43% for Class A shares, and 2.18% for Class C shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

10	PIMCO COMMODITIESPLUS® STRATEGY FUND

Institutional Class - PCLIX	I-2 - PCLPX	I-3 - PCLNX
Class A - PCLAX	Class C - PCPCX

Allocation Breakdown as of March 31, 2024†§

Short-Term Instruments‡	64.1%
Asset-Backed Securities	10.0%
Commodities	8.3%
U.S. Government Agencies	4.6%
U.S. Treasury Obligations	4.6%
Corporate Bonds & Notes	4.5%
Non-Agency Mortgage-Backed Securities	3.2%
Other	0.7%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO CommoditiesPLUS® Strategy Fund seeks total return which exceeds that of its benchmark consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by an actively managed, low volatility portfolio of Fixed Income Instruments, and may also invest directly in commodities. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund invests in commodity-linked derivative instruments, including swap agreements, futures, options on futures, commodity index-linked notes and commodity options that provide exposure to the investment returns of the commodities futures markets. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to broad commodities contributed to absolute performance, as broad commodities, measured by the UBS Prompt Commodity Index Total Return, posted gains.

»	Underweight exposure to natural gas contributed to relative performance, as the subsector posted negative returns.

»	The Fund’s gold exposure, including tactical tilts and curve positioning, contributed to relative performance, as gold prices rallied later in the period after an initial sell-off and as the forward curve maintained its upward slope.

»	Exposure to California Carbon Allowances (“CCAs”) contributed to relative performance, as CCAs posted positive returns.
»	The Fund’s active management of collateral overall contributed to the relative performance versus UBS Prompt Commodity Index Total Return. The main drivers of relative performance against the UBS Prompt Commodity Index Total Return were the following:

»	Exposure to securitized assets, including collateralized loan obligations and U.S. agency mortgage-backed securities, contributed to relative performance, as spreads broadly tightened across these sectors.

»	Exposure to investment grade corporate credit contributed to relative performance, as spreads tightened in this sector.

»	Overweight exposure to U.S. interest rates detracted from relative performance, as U.S. interest rates broadly moved higher.

»	There are no other material detractors for this Fund.

ANNUAL REPORT	MARCH 31, 2024	11

Expense Example PIMCO CommoditiesPLUS® Strategy Fund (Consolidated)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2023 to March 31, 2024 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,013.70	$4.06	$1,000.00	$1,020.84	$4.07	0.81%
I-2	1,000.00	1,013.50	4.56	1,000.00	1,020.34	4.57	0.91
I-3	1,000.00	1,012.10	4.80	1,000.00	1,020.09	4.82	0.96
Class A	1,000.00	1,012.40	6.30	1,000.00	1,018.60	6.32	1.26
Class C	1,000.00	1,009.30	10.04	1,000.00	1,014.87	10.07	2.01

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO COMMODITIESPLUS® STRATEGY FUND

Benchmark Description

Index*	Benchmark Description

UBS Prompt Commodity Index Total Return	The UBS Prompt Commodity Index Total Return is an unmanaged index composed of futures contracts on a number of physical commodities. The objective of the benchmark is to gain exposure to the broad commodity universe while maintaining sufficient liquidity. Commodities were chosen based on world production levels, sufficient open interest, and volume of trading. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2024	13

Financial Highlights PIMCO CommoditiesPLUS® Strategy Fund (Consolidated)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

Institutional Class

03/31/2024	$6.60	$0.26	$0.42	$0.68	$(0.17)	$0.00	$(0.17)

03/31/2023	9.27	0.18	(0.61)	(0.43)	(2.23)	(0.01)	(2.24)

03/31/2022	11.26	0.01	4.55	4.56	(6.55)	0.00	(6.55)

03/31/2021~	6.58	0.01	4.71	4.72	(0.04)	0.00	(0.04)

03/31/2020~	10.86	0.16	(4.18)	(4.02)	(0.26)	0.00	(0.26)

I-2

03/31/2024	6.50	0.25	0.41	0.66	(0.16)	0.00	(0.16)

03/31/2023	9.16	0.16	(0.59)	(0.43)	(2.22)	(0.01)	(2.23)

03/31/2022	11.19	0.00	4.51	4.51	(6.54)	0.00	(6.54)

03/31/2021~	6.54	(0.01)	4.70	4.69	(0.04)	0.00	(0.04)

03/31/2020~	10.80	0.16	(4.18)	(4.02)	(0.24)	0.00	(0.24)

I-3

03/31/2024	6.48	0.25	0.40	0.65	(0.16)	0.00	(0.16)

03/31/2023	9.13	0.15	(0.57)	(0.42)	(2.22)	(0.01)	(2.23)

03/31/2022	11.17	0.00	4.50	4.50	(6.54)	0.00	(6.54)

03/31/2021~	6.54	(0.01)	4.67	4.66	(0.03)	0.00	(0.03)

03/31/2020~	10.78	0.16	(4.16)	(4.00)	(0.24)	0.00	(0.24)

Class A

03/31/2024	6.28	0.22	0.39	0.61	(0.14)	0.00	(0.14)

03/31/2023	8.92	0.14	(0.57)	(0.43)	(2.20)	(0.01)	(2.21)

03/31/2022	11.06	(0.03)	4.41	4.38	(6.52)	0.00	(6.52)

03/31/2021~	6.48	(0.04)	4.64	4.60	(0.02)	0.00	(0.02)

03/31/2020~	10.68	0.12	(4.12)	(4.00)	(0.20)	0.00	(0.20)

Class C

03/31/2024	5.34	0.15	0.34	0.49	(0.11)	0.00	(0.11)

03/31/2023	7.93	0.07	(0.49)	(0.42)	(2.16)	(0.01)	(2.17)

03/31/2022	10.48	(0.08)	4.03	3.95	(6.50)	0.00	(6.50)

03/31/2021~	6.16	(0.09)	4.41	4.32	0.00	0.00	0.00

03/31/2020~	10.18	0.04	(3.92)	(3.88)	(0.14)	0.00	(0.14)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
~	A one for two reverse share split, effective March 26, 2021, has been retroactively applied.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)

Ratios shown do not include expenses of the investment companies in which the Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

14	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(e)
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$7.11	10.39%	$2,169,504	0.83%	1.00%	0.74%	0.91%	3.88%	224%

6.60	(6.32)	2,084,477	0.81	0.98	0.74	0.91	2.32	247

9.27	61.83	1,795,422	0.73	0.94	0.73	0.94	0.09	556

11.26	71.97	1,394,694	0.74	0.97	0.74	0.97	0.08	560

6.58	(37.85)	1,685,272	0.78	1.01	0.74	0.97	1.65	514

7.00	10.30	2,056,782	0.93	1.10	0.84	1.01	3.79	224

6.50	(6.39)	1,678,525	0.91	1.08	0.84	1.01	2.08	247

9.16	61.76	2,148,453	0.83	1.04	0.83	1.04	(0.01)	556

11.19	71.87	1,125,181	0.84	1.07	0.84	1.07	(0.06)	560

6.54	(37.94)	519,367	0.88	1.11	0.84	1.07	1.55	514

6.97	10.16	20,718	0.98	1.20	0.89	1.11	3.77	224

6.48	(6.37)	12,368	0.96	1.18	0.89	1.11	1.90	247

9.13	61.64	34,626	0.88	1.14	0.88	1.14	(0.04)	556

11.17	71.47	22,592	0.89	1.17	0.89	1.17	(0.10)	560

6.54	(37.85)	13,977	0.93	1.21	0.89	1.17	1.51	514

6.75	9.84	121,855	1.28	1.45	1.19	1.36	3.42	224

6.28	(6.61)	122,821	1.26	1.43	1.19	1.36	1.80	247

8.92	60.97	131,570	1.18	1.39	1.18	1.39	(0.36)	556

11.06	71.06	92,269	1.19	1.42	1.19	1.42	(0.40)	560

6.48	(38.03)	54,682	1.23	1.46	1.19	1.42	1.23	514

5.72	9.25	12,851	2.03	2.20	1.94	2.11	2.67	224

5.34	(7.44)	14,296	2.01	2.18	1.94	2.11	1.04	247

7.93	59.80	15,780	1.93	2.14	1.93	2.14	(1.09)	556

10.48	70.23	4,976	1.94	2.17	1.94	2.17	(1.14)	560

6.16	(38.61)	4,717	1.98	2.21	1.94	2.17	0.49	514

ANNUAL REPORT	MARCH 31, 2024	15

Consolidated Statement of Assets and Liabilities PIMCO CommoditiesPLUS® Strategy Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$5,396,825
Investments in Affiliates	207,629

Financial Derivative Instruments
Exchange-traded or centrally cleared	12,108
Over the counter	73,075
Cash	111
Deposits with counterparty	8,364
Foreign currency, at value	2,130
Receivable for investments sold	7,827
Receivable for investments sold on a delayed-delivery basis	2,873
Receivable for TBA investments sold	250,893
Receivable for Fund shares sold	4,664
Interest and/or dividends receivable	8,998
Dividends receivable from Affiliates	761
Reimbursement receivable from PIMCO	572
Other assets	2

Total Assets	5,976,832

Liabilities:

Borrowings & Other Financing Transactions
Payable for short sales	$12,987

Financial Derivative Instruments
Exchange-traded or centrally cleared	23,427
Over the counter	3,462
Payable for investments purchased	1,034,020
Payable for investments in Affiliates purchased	885
Payable for investments purchased on a delayed-delivery basis	28,992
Payable for TBA investments purchased	463,724
Deposits from counterparty	20,906
Payable for Fund shares redeemed	3,263
Accrued investment advisory fees	2,166
Accrued supervisory and administrative fees	1,256
Accrued distribution fees	8
Accrued servicing fees	26

Total Liabilities	1,595,122

Commitments and Contingent Liabilities^

Net Assets	$4,381,710

Net Assets Consist of:

Paid in capital	$4,175,306
Distributable earnings (accumulated loss)	206,404

Net Assets	$4,381,710

Cost of investments in securities	$5,276,718
Cost of investments in Affiliates	$210,939
Cost of foreign currency held	$2,113
Proceeds received on short sales	$13,041
Cost or premiums of financial derivative instruments, net	$(2,244)

* Includes repurchase agreements of:	$2,965,845

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information.

16	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2024

Net Assets:

Institutional Class	$2,169,504
I-2	2,056,782
I-3	20,718
Class A	121,855
Class C	12,851

Shares Issued and Outstanding:

Institutional Class	305,015
I-2	293,924
I-3	2,971
Class A	18,048
Class C	2,248

Net Asset Value Per Share Outstanding(a):

Institutional Class	$7.11
I-2	7.00
I-3	6.97
Class A	6.75
Class C	5.72

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2024	17

Consolidated Statement of Operations PIMCO CommoditiesPLUS® Strategy Fund

Year Ended March 31, 2024
(Amounts in thousands†)

Investment Income:

Interest	$179,810
Dividends from Investments in Affiliates	7,823
Miscellaneous income	64
Total Income	187,697

Expenses:

Investment advisory fees	24,173
Supervisory and administrative fees	13,914
Distribution and/or servicing fees - Class A	263
Distribution and/or servicing fees - Class C	125
Trustee fees	26
Interest expense	3,445
Miscellaneous expense	2
Total Expenses	41,948
Waiver and/or Reimbursement by PIMCO	(6,587)
Net Expenses	35,361

Net Investment Income (Loss)	152,336

Net Realized Gain (Loss):

Investments in securities	(18,103)
Investments in Affiliates	(2)
Exchange-traded or centrally cleared financial derivative instruments	2,100
Over the counter financial derivative instruments	318,801
Short sales	323
Foreign currency	2,120

Net Realized Gain (Loss)	305,239

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	41,205
Investments in Affiliates	2,083
Exchange-traded or centrally cleared financial derivative instruments	30,052
Over the counter financial derivative instruments	(131,851)
Short sales	8
Foreign currency assets and liabilities	(54)

Net Change in Unrealized Appreciation (Depreciation)	(58,557)

Net Increase (Decrease) in Net Assets Resulting from Operations	$399,018

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO CommoditiesPLUS® Strategy Fund

(Amounts in thousands†)	Year Ended March 31, 2024	Year Ended March 31, 2023

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$152,336	$91,002
Net realized gain (loss)	305,239	(441,084)
Net change in unrealized appreciation (depreciation)	(58,557)	78,748

Net Increase (Decrease) in Net Assets Resulting from Operations	399,018	(271,334)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(50,056)	(542,654)
I-2	(43,983)	(549,567)
I-3	(407)	(6,541)
Class A	(2,332)	(35,174)
Class C	(233)	(5,234)

Total Distributions(a)	(97,011)	(1,139,170)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	167,216	1,197,140

Total Increase (Decrease) in Net Assets	469,223	(213,364)

Net Assets:

Beginning of year	3,912,487	4,125,851
End of year	$4,381,710	$3,912,487

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2024	19

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 123.2%

CORPORATE BONDS & NOTES 5.8%

BANKING & FINANCE 5.4%

American Honda Finance Corp.
5.904% due 02/12/2025 •		$17,800	$17,834

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		201	179

Banca Monte dei Paschi di Siena SpA
7.708% due 01/18/2028 •	EUR	500	566

Bank of America Corp.
5.202% due 04/25/2029 •		$200	200
5.933% due 09/15/2027 •		5,400	5,474
6.695% (SOFRRATE + 1.330%) due 04/02/2026 ~		19,800	19,955

Barclays PLC
5.304% due 08/09/2026 •		8,900	8,856
5.674% due 03/12/2028 •		400	401

Citibank NA
5.488% due 12/04/2026		6,100	6,167

Ford Motor Credit Co. LLC
5.800% due 03/05/2027		2,800	2,812

GA Global Funding Trust
6.708% (SOFRRATE + 1.360%) due 04/11/2025 ~		7,500	7,540

Goldman Sachs Bank USA
5.283% due 03/18/2027 •		24,000	23,995

Goldman Sachs Group, Inc.
3.272% due 09/29/2025 •		5,806	5,737

ING Groep NV
7.006% (SOFRINDX + 1.640%) due 03/28/2026 ~		9,900	10,002

JPMorgan Chase & Co.
6.070% due 10/22/2027 •		1,100	1,123
6.672% (SOFRRATE + 1.320%) due 04/26/2026 ~		17,800	17,962

JPMorgan Chase Bank NA
5.110% due 12/08/2026		9,400	9,429

Morgan Stanley
2.188% due 04/28/2026 •		14,000	13,511
2.475% due 01/21/2028 •		148	138
4.585% (EUR003M + 0.650%) due 03/19/2027 ~	EUR	4,000	4,326
5.123% due 02/01/2029 •		$100	100

Morgan Stanley Bank NA
4.952% due 01/14/2028 •		2,100	2,092
5.882% due 10/30/2026		3,700	3,772

Nykredit Realkredit AS
1.000% due 04/01/2025	DKK	73,300	10,362

Realkredit Danmark AS
1.000% due 04/01/2025		131,600	18,607

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Toyota Motor Credit Corp.
5.850% due 08/22/2024 •	$10,200	$10,214

UBS Group AG
1.305% due 02/02/2027 •	850	787
6.934% (SOFRRATE + 1.580%) due 05/12/2026 ~	6,061	6,116

Wells Fargo & Co.
2.406% due 10/30/2025 •	800	785

Wells Fargo Bank NA
5.254% due 12/11/2026	28,200	28,317

		237,359

INDUSTRIALS 0.3%

Boeing Co.
2.196% due 02/04/2026	400	375
4.875% due 05/01/2025	700	692

Sabine Pass Liquefaction LLC
5.750% due 05/15/2024	100	100

Volkswagen Group of America Finance LLC
5.800% due 09/12/2025	5,100	5,124
6.292% (SOFRRATE + 0.930%) due 09/12/2025 ~	5,500	5,519

		11,810

UTILITIES 0.1%

Georgia Power Co.
6.103% (SOFRINDX + 0.750%) due 05/08/2025 ~	3,400	3,412

Southern California Edison Co.
4.875% due 02/01/2027	100	100
5.350% due 03/01/2026	300	300

Verizon Communications, Inc.
2.355% due 03/15/2032	379	312

		4,124

Total Corporate Bonds & Notes (Cost $252,132)		253,293

U.S. GOVERNMENT AGENCIES 5.9%

Fannie Mae
2.125% due 04/24/2026 (i)	5,695	5,414
5.645% due 12/25/2050 •	2,930	2,936
5.780% due 05/01/2038 •	1,643	1,690
5.865% due 10/25/2036 •	10	10
5.885% due 08/25/2037 •	342	340

Freddie Mac
3.000% due 10/01/2026 - 11/01/2032	12,024	11,440

20	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.813% due 07/15/2036 •	$130	$128
5.883% due 05/15/2032 - 09/15/2042 •	897	891
5.923% due 08/15/2048 •	2,905	2,933
6.033% due 12/15/2037 •	104	103
6.053% due 10/15/2037 •	276	274

Ginnie Mae
0.078% due 10/16/2053 ~(a)	720	0
5.740% due 10/20/2043 •	1,938	1,834
6.194% due 10/20/2063 •	202	203
6.246% due 08/20/2068 •	2,501	2,464
6.344% due 09/20/2069 •	1,580	1,572

U.S. Small Business Administration
4.840% due 05/01/2025	10	10
4.990% due 09/01/2024	3	3
5.160% due 02/01/2028	11	11
5.310% due 05/01/2027	19	19
5.510% due 11/01/2027	10	10
5.820% due 06/01/2026	12	11
5.870% due 07/01/2028	7	7
6.020% due 08/01/2028	5	5
6.770% due 11/01/2028	18	18

Uniform Mortgage-Backed Security
3.000% due 12/01/2026	247	240
3.500% due 02/01/2045 - 03/01/2048	1,230	1,122

Uniform Mortgage-Backed Security, TBA
4.000% due 05/01/2054	242,700	224,873

Total U.S. Government Agencies (Cost $259,210)		258,561

U.S. TREASURY OBLIGATIONS 5.9%

U.S. Treasury Bonds
3.000% due 05/15/2045	2,010	1,603

U.S. Treasury Inflation Protected Securities (f)
0.125% due 10/15/2024	721	717
0.125% due 07/15/2026	5,303	5,083
0.250% due 01/15/2025	1,172	1,152
0.250% due 07/15/2029 (i)	1,204	1,111
0.375% due 07/15/2025 (i)	27,047	26,459
0.375% due 01/15/2027	191	183
0.500% due 01/15/2028	7,620	7,212
0.750% due 02/15/2042	2,346	1,874
0.875% due 02/15/2047	2,126	1,641
1.000% due 02/15/2049	1,026	805
1.375% due 02/15/2044 (i)	4,049	3,555
1.375% due 02/15/2044	9,972	8,757
1.750% due 01/15/2034	97,206	96,024
2.125% due 02/15/2040	1,485	1,505
2.125% due 02/15/2041	132	134
2.500% due 01/15/2029 (i)	37,845	38,895
3.375% due 04/15/2032	1,263	1,400
3.875% due 04/15/2029	2,643	2,891

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

U.S. Treasury Notes
1.625% due 05/15/2026		$25,577	$24,043
2.000% due 02/15/2025		33,704	32,810

Total U.S. Treasury Obligations (Cost $266,882)			257,854

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.1%

1211 Avenue of the Americas Trust
3.901% due 08/10/2035		1,000	964

Adjustable Rate Mortgage Trust
6.854% due 07/25/2035 «~		23	21

Ashford Hospitality Trust
6.398% due 04/15/2035 •		433	429

Atrium Hotel Portfolio Trust
6.553% due 12/15/2036 •		1,962	1,907
6.573% due 06/15/2035 •		1,100	1,095

Avon Finance PLC
6.123% due 12/28/2049 •	GBP	15,496	19,562

Banc of America Funding Trust
4.783% due 05/20/2036 «~		$187	160

Barclays Commercial Mortgage Securities Trust
6.623% due 07/15/2037 •		4,300	4,250

Bear Stearns Adjustable Rate Mortgage Trust
6.290% due 01/25/2035 ~		56	56

Bear Stearns ALT-A Trust
5.206% due 07/25/2035 ~		448	309

Bear Stearns Structured Products, Inc. Trust
5.115% due 01/26/2036 ~		38	29

Beast Mortgage Trust
6.490% due 03/15/2036 •		600	522

BFLD Trust
6.529% due 10/15/2034 •		1,000	999

Braemar Hotels & Resorts Trust
6.318% due 06/15/2035 •		225	225

Chase Mortgage Finance Trust
5.187% due 02/25/2037 «~		59	55
5.769% due 02/25/2037 «~		49	46

ChaseFlex Trust
6.300% due 06/25/2036 ~		42	36

Chevy Chase Funding LLC Mortgage-Backed Certificates
5.724% due 01/25/2035 •		1	1

Citigroup Mortgage Loan Trust
7.860% due 11/25/2035 «•		20	19

Colony Mortgage Capital Ltd.
6.565% due 11/15/2038 •		6,300	6,232

Commercial Mortgage Trust
3.545% due 02/10/2036		1,000	945

Countrywide Alternative Loan Trust
6.000% due 03/25/2037		5,319	1,958
6.500% due 09/25/2037		1,338	515

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	21

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Home Loan Mortgage Pass-Through Trust
4.428% due 08/20/2035 ~		$858	$802
4.624% due 11/20/2034 ~		145	134

Eurosail PLC
6.292% due 06/13/2045 •	GBP	620	781

First Horizon Alternative Mortgage Securities Trust
5.794% due 04/25/2035 ~		$123	$118

GS Mortgage Securities Corp.
5.366% due 05/03/2032		1,000	982

GS Mortgage Securities Corp. Trust
6.553% due 07/15/2025 •		14,179	14,132
6.770% due 08/15/2032 •		6,720	6,705
8.726% due 08/15/2039 •		3,100	3,119

GSR Mortgage Loan Trust
4.704% due 11/25/2035 «~		32	30
5.063% due 09/25/2035 ~		4	4

HarborView Mortgage Loan Trust
5.701% due 03/19/2037 •		520	462
5.851% due 12/19/2036 •		6,452	5,198
6.061% due 11/19/2035 •		209	139
6.123% due 06/20/2035 •		278	257

Hawaii Hotel Trust
6.523% due 05/15/2038 •		15,550	15,504

HPLY Trust
6.435% due 11/15/2036 •		6,512	6,498

IndyMac INDA Mortgage Loan Trust
3.370% due 11/25/2035 ~		107	80

IndyMac INDX Mortgage Loan Trust
5.864% due 07/25/2036 •		617	592

InTown Mortgage Trust
7.814% due 08/15/2039 •		3,000	3,020

JP Morgan Alternative Loan Trust
6.810% due 08/25/2036 þ		919	864

JP Morgan Chase Commercial Mortgage Securities Trust
4.248% due 07/05/2033		3,750	3,474
6.512% due 07/05/2033 •		1,090	1,040

JP Morgan Mortgage Trust
5.147% due 04/25/2035 «~		1	1
5.529% due 07/25/2035 «~		5	4

MASTR Adjustable Rate Mortgages Trust
5.371% due 11/21/2034 ~		69	65

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
6.180% due 09/15/2030 «•		21	20

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
5.920% due 06/15/2030 •		2	2

Merrill Lynch Mortgage Investors Trust
4.385% due 06/25/2035 ~		97	91

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.124% due 12/25/2034 ~		$30	$28
5.752% due 05/25/2036 «~		2	2

MFA Trust
4.112% due 12/25/2066 ~		3,704	3,557

MRCD Mortgage Trust
2.718% due 12/15/2036		7,500	6,562

New Orleans Hotel Trust
6.362% due 04/15/2032 •		1,674	1,635

NYO Commercial Mortgage Trust
6.535% due 11/15/2038 •		1,000	970

One Market Plaza Trust
3.614% due 02/10/2032		730	675

One New York Plaza Trust
6.390% due 01/15/2036 •		14,400	14,056

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
6.204% due 12/25/2035 •		3,092	2,989

Residential Accredit Loans, Inc. Trust
5.624% due 06/25/2046 •		99	23
6.000% due 09/25/2036		123	92
6.000% due 09/25/2036 «		322	235

Residential Asset Securitization Trust
6.500% due 09/25/2036		7,158	2,413

Structured Adjustable Rate Mortgage Loan Trust
6.390% due 11/25/2034 «•		395	340

Structured Asset Mortgage Investments Trust
5.864% due 05/25/2036 •		47	30
6.121% due 05/19/2035 •		26	24

Thornburg Mortgage Securities Trust
7.052% due 03/25/2037 •		1,519	1,126

Towd Point Mortgage Funding
6.367% due 10/20/2051 •	GBP	8,312	10,495
6.572% due 07/20/2045 •		7,227	9,127

Trinity Square PLC
6.072% due 07/15/2059 •		7,367	9,305

VASA Trust
6.340% due 07/15/2039 •		$4,310	3,945

Verus Securitization Trust
4.474% due 04/25/2067 þ		5,617	5,494

WaMu Mortgage Pass-Through Certificates Trust
4.648% due 06/25/2034 «~		20	18
5.308% due 01/25/2035 ~		24	22
5.968% due 10/25/2034 ~		18	17
6.184% due 11/25/2034 •		125	117
6.184% due 01/25/2045 •		173	169
6.244% due 01/25/2045 •		149	143

Wells Fargo Mortgage-Backed Securities Trust
6.185% due 04/25/2036 ~		116	108

Total Non-Agency Mortgage-Backed Securities (Cost $186,206)			178,170

22	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 12.8%

ACE Securities Corp. Home Equity Loan Trust
6.314% due 05/25/2035 •		$477	$478
6.344% due 12/25/2034 •		351	318

ACHV ABS Trust
5.900% due 04/25/2031		500	500

Ally Auto Receivables Trust
5.528% due 03/17/2025		3,600	3,601

ALME Loan Funding DAC
4.692% due 01/15/2032 •	EUR	16,294	17,529

American Money Management Corp. CLO Ltd.
6.616% due 04/25/2031 •		$544	544

AmeriCredit Automobile Receivables Trust
6.190% due 04/19/2027		13,685	13,731

Arbor Realty Commercial Real Estate Notes Ltd.
6.769% due 01/15/2037 •		400	398

AREIT LLC
7.569% due 06/17/2039 •		3,700	3,716

Ares CLO Ltd.
6.637% due 04/17/2033 •		1,600	1,600

Arivo Acceptance Auto Loan Receivables Trust
3.930% due 05/15/2028		4,186	4,122

Armada Euro CLO DAC
4.661% due 11/15/2031 •	EUR	7,053	7,588

Asset-Backed Securities Corp. Home Equity Loan Trust
5.904% due 11/25/2036 •		$3,918	3,760

Atlas Senior Loan Fund Ltd.
6.659% due 04/22/2031 •		826	828
6.666% due 01/15/2031 •		312	312

Atlas Static Senior Loan Fund Ltd.
7.064% due 07/15/2030 •		741	745

Aurium CLO DAC
4.976% due 03/23/2032 •	EUR	6,000	6,443

Avoca CLO DAC
4.746% due 01/12/2031 •		3,475	3,737
4.762% due 10/15/2032 •		8,500	9,092

Bain Capital Euro CLO DAC
4.750% due 04/20/2032 •		1,792	1,934
4.952% due 07/17/2034 •		3,900	4,179

Barings CLO Ltd.
6.526% due 04/15/2031 •		$2,383	2,384
6.569% due 01/20/2031 •		891	893

Bayview Opportunity Master Fund Trust
5.660% due 03/15/2028		500	501

BDS Ltd.
7.126% due 03/19/2039 •		2,400	2,391
7.463% due 08/19/2038 •		1,800	1,811

Bear Stearns Asset-Backed Securities Trust
6.104% due 02/25/2036 •		7,641	7,434
6.444% due 09/25/2046 •		226	193

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Benefit Street Partners CLO Ltd.
6.526% due 10/15/2030 •		$1,155	$1,155
6.656% due 07/15/2032 •		500	500
6.679% due 01/20/2031 •		546	546

BHG Securitization Trust
3.750% due 06/18/2035		1,107	1,105
5.320% due 10/17/2035		335	334

Black Diamond CLO DAC
4.830% due 01/20/2032 •	EUR	5,499	5,925

Blackrock European CLO DAC
4.912% due 07/17/2034 •		11,304	12,086

BlueMountain CLO Ltd.
6.515% due 10/25/2030 •		$1,000	1,000
6.656% due 07/15/2031 •		564	564

BNPP AM Euro CLO DAC
4.790% due 07/22/2032 •	EUR	6,400	6,839

BPCRE Ltd.
7.727% due 01/16/2037 •		$311	312

BSPRT Issuer Ltd.
7.621% due 07/15/2039 •		2,000	2,006

Cairn CLO DAC
4.747% due 10/30/2030 •	EUR	1,953	2,099

Carlyle Euro CLO DAC
4.531% due 08/15/2030 •		2,064	2,224

Carlyle Global Market Strategies CLO Ltd.
6.576% due 01/15/2031 •		$2,411	2,412
6.919% due 07/20/2032 •		500	500

Carlyle Global Market Strategies Euro CLO DAC
4.692% due 07/15/2030 •	EUR	631	680

Carlyle U.S. CLO Ltd.
6.756% due 01/15/2030 •		$382	382

Carvana Auto Receivables Trust
2.310% due 12/11/2028		3,357	3,327
5.500% due 08/10/2027		500	500
5.760% due 04/12/2027		500	500
6.410% due 09/10/2027		70	70

CBAM Ltd.
6.699% due 04/20/2032 •		1,000	1,000
6.829% due 07/20/2030 •		375	375

Cedar Funding CLO Ltd.
6.678% due 07/17/2031 •		832	834

Chase Auto Owner Trust
5.480% due 04/26/2027		1,900	1,902

CIFC Funding Ltd.
6.560% due 04/18/2031 •		368	368
6.758% due 11/16/2030 •		570	571
6.778% due 10/17/2031 •		800	802

Citizens Auto Receivables Trust
6.090% due 10/15/2026		1,058	1,060

Contego CLO DAC
4.888% due 05/14/2032 •	EUR	9,300	10,004

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	23

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Asset-Backed Certificates Trust
4.394% due 11/25/2034 •		$2,519	$2,112
6.224% due 11/25/2034 •		150	142
6.299% due 08/25/2034 •		15	15
6.479% due 12/25/2035 •		2,314	2,241

CQS U.S. CLO Ltd.
7.168% due 07/20/2031 •		3,438	3,450

CRB Securitization Trust
6.960% due 10/20/2033		703	709

CVC Cordatus Loan Fund DAC
4.681% due 08/15/2032 •	EUR	4,880	5,247

Drive Auto Receivables Trust
5.830% due 12/15/2026		$500	500

Dryden CLO Ltd.
6.626% due 07/15/2031 •		1,251	1,251
6.649% due 05/15/2032 •		500	500

Dryden Euro CLO DAC
1.470% due 10/15/2032	EUR	3,000	3,065

Exeter Automobile Receivables Trust
6.070% due 12/15/2025		$14,292	14,301

FHF Trust
4.430% due 01/18/2028		186	184

Fifth Third Auto Trust
5.800% due 11/16/2026		406	407

Fortress Credit Investments Ltd.
7.170% due 02/23/2039 •		3,464	3,464

Fremont Home Loan Trust
5.584% due 01/25/2037 •		1,476	752
5.924% due 10/25/2036 •		5,277	2,149

FS Rialto Issuer LLC
7.219% due 01/19/2039 •		7,400	7,388

GLS Auto Receivables Issuer Trust
5.570% due 02/16/2027		500	500

GLS Auto Select Receivables Trust
5.960% due 10/16/2028		5,860	5,928
6.270% due 08/16/2027		10,102	10,145

GMF Canada Leasing Trust Asset-Backed Notes
5.458% due 04/21/2025	CAD	524	390

GoldenTree Loan Management U.S. CLO Ltd.
6.477% due 04/24/2031 •		$1,400	1,400

GPMT Ltd.
6.691% due 07/16/2035 •		1,260	1,251

Greywolf CLO Ltd.
6.746% due 01/27/2031 •		1,103	1,102

GSAMP Trust
5.644% due 11/25/2036 •		699	335

Halseypoint CLO Ltd.
7.029% due 11/30/2032 •		1,800	1,800

Harvest CLO DAC
4.672% due 01/15/2031 •	EUR	4,652	5,013
4.792% due 01/15/2032 •		5,100	5,469

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hayfin Emerald CLO
4.783% due 05/27/2034 •		$28,300	$30,207

Hertz Vehicle Financing LLC
1.990% due 06/25/2026		2,692	2,597
5.490% due 06/25/2027		8,290	8,308

HGI CRE CLO Ltd.
7.019% due 04/20/2037 •		3,100	3,097

Home Equity Mortgage Loan Asset-Backed Trust
5.169% due 11/25/2034 «•		170	161

Hyundai Auto Lease Securitization Trust
5.150% due 06/15/2026		5,000	4,991

Hyundai Auto Receivables Trust
4.990% due 02/15/2029		1,700	1,701
5.290% due 04/15/2027		1,600	1,599

ICG Euro CLO DAC
4.992% due 10/15/2034 •	EUR	8,000	8,584

Invesco Euro CLO DAC
4.862% due 07/15/2032 •		4,300	4,624

Jubilee CLO DAC
4.842% due 06/15/2032 •		15,000	16,086

KKR CLO Ltd.
6.866% due 04/15/2029 •		$406	407

KREF Ltd.
6.776% due 02/17/2039 •		1,000	994

LCM LP
6.579% due 07/20/2030 •		253	254
6.706% due 10/15/2031 •		666	667

LCM Ltd.
6.559% due 03/20/2030 •		435	435
6.659% due 04/20/2031 •		700	700

LendingPoint Pass-Through Trust
3.250% due 04/15/2028		3,162	3,087
4.000% due 05/15/2028		6,165	6,032

LoanCore Issuer Ltd.
6.740% due 07/15/2036 •		329	327
6.740% due 11/15/2038 •		938	925

M360 Ltd.
6.943% due 11/22/2038 •		853	837

Madison Park Funding Ltd.
6.326% due 04/15/2029 •		1,124	1,124

Man GLG Euro CLO DAC
4.682% due 10/15/2030 •	EUR	4,535	4,892
4.752% due 10/15/2032 •		2,217	2,383

Massachusetts Educational Financing Authority
6.573% due 04/25/2038 •		$260	260

MF1 LLC
7.476% due 06/19/2037 •		2,500	2,503

MF1 Ltd.
6.676% due 02/19/2037 •		972	963

Morgan Stanley ABS Capital, Inc. Trust
6.479% due 07/25/2035 •		3,502	3,399

24	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Navient Private Education Loan Trust
6.890% due 07/16/2040 •		$1,875	$1,883
7.040% due 10/15/2031 •		2,337	2,343
7.140% due 11/15/2030 •		1,717	1,724

Navient Private Education Refi Loan Trust
0.940% due 07/15/2069		7,653	6,696
1.170% due 09/16/2069		341	307
7.040% due 11/15/2068 •		1,308	1,322

Navient Student Loan Trust
6.420% due 12/15/2059 •		5,407	5,400

North Westerly ESG CLO DAC
4.903% due 07/05/2032 •	EUR	10,000	10,758

OCP Euro CLO DAC
4.762% due 01/15/2032 •		2,979	3,210

Octagon Investment Partners Ltd.
6.568% due 02/14/2031 •		$1,300	1,303

OneMain Financial Issuance Trust
6.079% due 06/16/2036 •		1,200	1,197

Option One Mortgage Loan Trust
5.584% due 01/25/2037 •		1,623	1,039
5.584% due 03/25/2037 •		1,306	890

OZLM Ltd.
6.829% due 10/30/2030 •		494	495

OZLME DAC
4.745% due 07/27/2032 •	EUR	4,987	5,362

Pagaya AI Debt Selection Trust
2.030% due 10/15/2029		$892	884
4.970% due 01/15/2030		104	104
6.060% due 03/15/2030		4,624	4,619
6.258% due 10/15/2031		500	500

Palmer Square European Loan Funding DAC
4.662% due 10/15/2031 •	EUR	2,405	2,562
4.672% due 07/15/2031 •		1,461	1,566

Penta CLO DAC
4.898% due 01/25/2033 •		3,500	3,756

PFP Ltd.
7.600% due 08/19/2035 •		$2,500	2,510

Prestige Auto Receivables Trust
5.648% due 04/15/2025		500	500
5.690% due 05/17/2027		900	901

Providus CLO DAC
4.701% due 02/15/2035 •	EUR	5,300	5,652

Rad CLO Ltd.
6.700% due 07/24/2032 •		$1,700	1,701

Ready Capital Mortgage Financing LLC
6.644% due 11/25/2036 •		692	687
6.971% due 01/25/2037 •		1,385	1,384
7.796% due 06/25/2037 •		1,158	1,163
7.881% due 10/25/2039 •		3,476	3,500

Regatta Funding Ltd.
6.648% due 07/17/2031 •		1,762	1,765
6.828% due 10/17/2030 •		921	924

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Research-Driven Pagaya Motor Asset Trust
7.090% due 06/25/2032		$500	$502
7.130% due 01/26/2032		460	464

Santander Drive Auto Receivables Trust
6.180% due 02/16/2027		1,599	1,602

Saranac CLO Ltd.
6.811% due 11/20/2029 •		117	118

Saxon Asset Securities Trust
5.754% due 09/25/2037 •		461	434

SBNA Auto Lease Trust
5.700% due 03/15/2027		500	500

SLM Private Education Loan Trust
10.190% due 10/15/2041 •		1,429	1,536

SMB Private Education Loan Trust
6.170% due 01/15/2053 •		1,820	1,804
6.240% due 02/15/2036 •		2,652	2,645
6.240% due 01/15/2053 •		13,321	13,206
6.294% due 09/15/2054 •		236	235

Sound Point CLO Ltd.
6.710% due 04/18/2031 •		1,360	1,361

Soundview Home Loan Trust
6.394% due 10/25/2037 •		752	560

St Paul’s CLO DAC
4.862% due 04/15/2033 •	EUR	8,000	8,585

Structured Asset Securities Corp. Mortgage Loan Trust
6.940% due 04/25/2035 •		$30	30

Symphony CLO Ltd.
6.522% due 01/23/2032 •		1,000	1,000
6.776% due 04/15/2028 •		6,443	6,454

TCW CLO Ltd.
6.556% due 04/25/2031 •		376	376

Tesla Auto Lease Trust
5.860% due 08/20/2025		16,932	16,957

Tesla Electric Vehicle Trust
5.540% due 12/21/2026		7,500	7,505

TIAA CLO Ltd.
6.779% due 07/20/2031 •		587	588

TPG Real Estate Finance Issuer Ltd.
6.969% due 02/15/2039 •		3,200	3,176

Tricolor Auto Securitization Trust
6.610% due 10/15/2027		460	461

Trillium Credit Card Trust
6.187% due 08/26/2028 •		12,500	12,556

TSTAT Ltd.
6.918% due 07/20/2031 •		754	755

Upstart Pass-Through Trust
3.800% due 04/20/2030		461	449

Upstart Securitization Trust
4.370% due 05/20/2032		136	136

Upstart Structured Pass-Through Trust
4.250% due 06/17/2030		370	361

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	25

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Venture CLO Ltd.
6.629% due 08/28/2029 •		$20	$20

Vibrant CLO Ltd.
6.699% due 07/20/2032 •		2,300	2,304

VMC Finance LLC
7.219% due 02/18/2039 •		1,888	1,843

Volkswagen Auto Lease Trust
5.400% due 12/21/2026		2,800	2,806

Voya CLO Ltd.
6.460% due 01/18/2029 •		176	176
6.556% due 06/07/2030 •		767	768
6.636% due 04/15/2031 •		703	703
6.786% due 10/15/2030 •		329	329

Voya Euro CLO DAC
4.862% due 04/15/2033 •	EUR	11,000	11,788

Wellfleet CLO Ltd.
6.469% due 04/20/2029 •		$39	39
6.749% due 07/20/2032 •		998	1,001

Westlake Automobile Receivables Trust
5.440% due 05/17/2027		500	500
6.230% due 01/15/2027		19,600	19,699

Total Asset-Backed Securities (Cost $534,275)			561,037

SOVEREIGN ISSUES 0.9%

Brazil Letras do Tesouro Nacional
0.000% due 07/01/2024 (e)	BRL	155,130	30,202
0.000% due 10/01/2024 (e)		46,400	8,817

New Zealand Government International Bond
2.000% due 09/20/2025 (f)	NZD	2,734	1,620

Total Sovereign Issues (Cost $41,405)			40,639

		SHARES
COMMON STOCKS 0.0%

FINANCIALS 0.0%

Banca Monte dei Paschi di Siena SpA (c)		46,500	211

Total Common Stocks (Cost $91)			211

		OUNCES	MARKET VALUE (000S)
COMMODITIES 10.6%

Gold Warehouse Receipts		211,272	$466,476

Total Commodities (Cost $347,443)			466,476

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 77.2%

COMMERCIAL PAPER 1.9%

Alimentation Couche-Tard, Inc.
5.540% due 04/17/2024		$1,050	1,047
5.540% due 04/25/2024		350	348
5.560% due 04/04/2024		250	250
5.560% due 04/05/2024		250	250
5.560% due 04/11/2024		500	499
5.560% due 04/16/2024		1,550	1,545

American Electric Power Co., Inc.
5.500% due 04/02/2024		550	550
5.550% due 04/08/2024		450	449
5.560% due 05/15/2024		600	596
5.580% due 05/01/2024		1,500	1,492
5.590% due 06/11/2024		650	642

Arrow Electronics, Inc.
5.750% due 04/04/2024		250	250

AT&T, Inc.
5.520% due 04/18/2024		3,400	3,389
5.520% due 04/19/2024		500	498

Avangrid, Inc.
5.500% due 04/03/2024		250	250

Bacardi Martini BV
5.800% due 04/18/2024		800	797
5.900% due 04/17/2024		650	648

Bank of Nova Scotia
5.046% due 04/05/2024	CAD	29,400	21,680

Campbell Soup Co.
5.630% due 04/03/2024		$450	450

Constellation Energy Generation LLC
5.500% due 04/02/2024		1,400	1,399

CRH America Finance, Inc.
5.480% due 04/05/2024		550	549

Crown Castle, Inc.
5.810% due 04/09/2024		300	299
5.820% due 04/02/2024		250	250
5.830% due 04/09/2024		250	250
5.830% due 04/16/2024		450	449
5.830% due 04/18/2024		300	299
5.830% due 04/30/2024		600	597
5.850% due 05/02/2024		2,100	2,088

CVS Health Corp.
5.570% due 04/01/2024		500	500
5.600% due 04/01/2024		2,500	2,498

26	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dominion Energy, Inc.
5.580% due 04/22/2024	$300	$299
5.580% due 05/13/2024	250	248
5.600% due 04/29/2024	1,100	1,095

Duke Energy Corp.
5.500% due 05/06/2024	500	497
5.500% due 05/07/2024	400	398

Enbridge U.S., Inc.
5.520% due 04/04/2024	250	250
5.520% due 04/05/2024	550	549

Entergy Corp.
5.530% due 04/26/2024	350	348
5.570% due 06/03/2024	250	247
5.600% due 05/02/2024	450	448
5.600% due 05/06/2024	300	298
5.600% due 05/21/2024	300	298
5.600% due 07/02/2024	300	296

Equifax, Inc.
5.500% due 04/08/2024	250	250

Eversource Energy
5.570% due 04/03/2024	350	350
5.600% due 04/03/2024	300	300
5.600% due 04/04/2024	250	250
5.600% due 04/12/2024	350	349
5.620% due 04/01/2024	700	700
5.630% due 04/15/2024	450	449
5.630% due 04/16/2024	250	249
5.630% due 04/17/2024	400	399
5.630% due 04/23/2024	300	299

Intercontinental Exchange, Inc.
5.520% due 04/01/2024	250	250
5.520% due 04/10/2024	250	249
5.520% due 04/11/2024	250	249
5.520% due 04/17/2024	250	249
5.520% due 04/18/2024	250	249
5.540% due 04/24/2024	400	398
5.550% due 04/23/2024	350	349
5.550% due 05/03/2024	250	249

Keurig Dr Pepper, Inc.
5.480% due 04/04/2024	700	699
5.520% due 04/17/2024	1,950	1,944
5.550% due 04/22/2024	1,365	1,360

L3Harris Technologies, Inc.
5.520% due 04/15/2024	450	449
5.520% due 04/17/2024	250	249
5.520% due 04/18/2024	250	249
5.600% due 04/01/2024	250	250
5.650% due 04/08/2024	250	250
5.650% due 04/10/2024	250	249
5.650% due 04/11/2024	250	249

Microchip Technology, Inc.
5.510% due 04/30/2024	1,050	1,045

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

National Grid North America, Inc.
5.520% due 04/15/2024		$250	$249
5.520% due 04/18/2024		500	498
5.520% due 04/26/2024		450	448

NextEra Energy Capital Holdings, Inc.
5.570% due 04/24/2024		300	299
5.570% due 04/25/2024		650	647
5.570% due 04/26/2024		350	348

Penske Truck Leasing Co. LP
5.500% due 04/03/2024		400	400
5.500% due 04/04/2024		800	799
5.500% due 04/09/2024		650	649
5.550% due 04/26/2024		500	498
5.580% due 04/11/2024		250	249

Phillips 66
5.550% due 04/04/2024		550	549

Rogers Communications, Inc.
5.640% due 04/11/2024		400	399

Southern California Edison Co.
5.530% due 04/11/2024		500	499

Southern Co.
5.550% due 04/22/2024		250	249
5.550% due 04/23/2024		400	398
5.550% due 04/24/2024		250	249

Toronto-Dominion Bank
5.040% due 04/26/2024 (b)	CAD	5,400	3,970
5.042% due 04/26/2024		6,700	4,926

VW Credit, Inc.
5.550% due 04/18/2024		$900	897
5.550% due 04/23/2024		250	249
5.550% due 04/25/2024		250	249
5.720% due 04/03/2024		800	799

			81,426

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	27

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS (g) 67.7%
			$2,965,845

SHORT-TERM NOTES 0.0%

M&T Bank Auto Receivables Trust
5.643% due 03/17/2025		$700	700

JAPAN TREASURY BILLS 7.3%
(0.121)% due 04/08/2024 - 06/24/2024 (d)(e)	JPY	48,110,000	317,816

U.S. TREASURY BILLS 0.3%
5.377% due 04/11/2024 - 06/20/2024 (d)(e)(i)(k)		$14,903	14,797

Total Short-Term Instruments (Cost $3,389,074)			3,380,584

Total Investments in Securities (Cost $5,276,718)			5,396,825

		SHARES
INVESTMENTS IN AFFILIATES 4.7%

SHORT-TERM INSTRUMENTS 4.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.7%

PIMCO Short Asset Portfolio		15,182,762	147,880

	SHARES	MARKET VALUE (000S)

PIMCO Short-Term Floating NAV Portfolio III	6,142,538	$59,749

Total Short-Term Instruments (Cost $210,939)		207,629

Total Investments in Affiliates (Cost $210,939)		207,629

Total Investments 127.9% (Cost $5,487,657)		$5,604,454

Financial Derivative Instruments (h)(j) 1.3% (Cost or Premiums, net $(2,244))		58,294

Other Assets and Liabilities, net (29.2)%		(1,281,038)

Net Assets 100.0%		$4,381,710

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	When-issued security.

(c)	Security did not produce income within the last twelve months.

(d)	Coupon represents a weighted average yield to maturity.

(e)	Zero coupon security.

(f)	Principal amount of security is adjusted for inflation.

28	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2024

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date		Principal Amount		Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	5.380%	03/28/2024	04/01/2024			$134,900	U.S. Treasury Notes 0.625% due 05/15/2030	$(137,909)	$134,900	$134,981
						964,700	U.S. Treasury Notes 3.500% due 01/31/2028 - 01/31/2030	(983,857)	964,700	965,277
	5.400	04/01/2024	04/02/2024			899,200	U.S. Treasury Notes 3.875% - 4.000% due 04/30/2025 -10/31/2029	(917,705)	899,200	899,200
	5.430	03/28/2024	04/01/2024			159,600	U.S. Treasury Inflation Protected Securities 1.250% due 04/15/2028	(162,927)	159,600	159,696
CEW	4.980	03/21/2024	04/04/2024		CAD	120,000	Province of Alberta 3.100% due 06/01/2050	(27,198)	88,590	88,723
							Province of British Columbia 3.200% due 06/18/2044	(62,988)
							Province of Ontario 2.150% due 06/02/2031	(1,631)
	4.980	03/27/2024	04/05/2024			20,000	Province of Quebec 3.500% due 12/01/2048	(15,413)	14,765	14,775
DEU	5.260	03/28/2024	04/01/2024			$14,400	U.S. Treasury Bonds 2.000% due 11/15/2041	(14,763)	14,400	14,408
							U.S. Treasury Notes 2.375% due 05/15/2029	(2,975)	2,900	2,902
	5.390	03/28/2024	04/01/2024			332,200	U.S. Treasury Bonds 4.750% due 11/15/2053	(341,456)	332,200	332,399
	5.450	04/01/2024	04/02/2024			56,700	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	(58,203)	56,700	56,700
FICC	2.600	03/28/2024	04/01/2024			459	U.S. Treasury Notes 5.000% due 09/30/2025	(468)	459	459
JPS	5.320	03/14/2024	TBD	(2)		167,850	U.S. Treasury Bonds 2.250% - 3.875% due 08/15/2040 -05/15/2041	(169,689)	167,850	168,296
MEI	4.960	03/28/2024	04/05/2024		CAD	70,000	Canada Government Bond 3.700% - 4.000% due 06/15/2029 -06/01/2032	(53,138)	51,678	51,706

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	29

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

Counterparty	Lending Rate	Settlement Date	Maturity Date		Principal Amount		Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SOG	5.380%	10/24/2023	TBD	(2)		$2,200	Barclays Bank PLC 4.337% due 01/10/2028	$(2,434)	$2,200	$2,253
	5.380	01/08/2024	TBD	(2)		1,878	Teck Resources Ltd. 5.200% due 03/01/2042	(1,922)	1,878	1,901
TOR	4.920	04/01/2024	04/04/2024		CAD	100,000	Province of Ontario Canada 4.150% due 12/02/2054	(76,096)	73,825	73,825

Total Repurchase Agreements								$(3,030,772)	$2,965,845	$2,967,501

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.3)%
Uniform Mortgage-Backed Security, TBA	3.500%	05/01/2054	$14,500	$(13,041)	$(12,987)

Total Short Sales (0.3)%				$(13,041)	$(12,987)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BPS	$2,159,154	$0	$0	$2,159,154	$(2,202,398)	$(43,244)
CEW	103,498	0	0	103,498	(107,230)	(3,732)
DEU	406,409	0	0	406,409	(417,397)	(10,988)
FICC	459	0	0	459	(468)	(9)
JPS	168,296	0	0	168,296	(171,769)	(3,473)
MEI	51,706	0	0	51,706	(53,138)	(1,432)
SOG	4,154	0	0	4,154	(4,356)	(202)
TOR	73,825	0	0	73,825	(76,096)	(2,271)

Total Borrowings and Other Financing Transactions	$2,967,501	$0	$0

Cash of $990 has been pledged as collateral under the terms of the above master agreements as of March 31, 2024.

(1)	Includes accrued interest.
(2)	Open maturity repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

30	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2024

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(993) at a weighted average interest rate of 5.083%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(h) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT Corn December 2024 Futures	$600.000	11/22/2024	324	$1,620	$170	$126

Total Purchased Options					$170	$126

WRITTEN OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT Put - CBOT Corn December 2024 Futures	$400.000	11/22/2024	324	$1,620	$(120)	$(91)
Call - CME Gold May 2024 Futures	2,200.000	04/25/2024	156	16	(176)	(825)
Call - CME Gold May 2024 Futures	2,250.000	04/25/2024	119	12	(185)	(328)
Call - CME Gold May 2024 Futures	2,300.000	04/25/2024	60	6	(51)	(84)
Call - NYMEX Call - NYMEX Crude June 2024 Futures	83.000	05/16/2024	411	411	(782)	(1,048)
Call - NYMEX Call - NYMEX Crude June 2024 Futures	84.000	05/16/2024	58	58	(72)	(124)
Call - NYMEX Call - NYMEX Crude June 2024 Futures	86.000	05/16/2024	40	40	(55)	(58)
Call - NYMEX Call - NYMEX Crude May 2024 Futures	81.000	04/17/2024	52	52	(66)	(160)
Call - NYMEX Call - NYMEX Crude May 2024 Futures	82.000	04/17/2024	26	26	(35)	(63)
Call - NYMEX Call - NYMEX Crude May 2024 Futures	82.500	04/17/2024	26	26	(33)	(55)
Call - NYMEX Call - NYMEX Crude May 2024 Futures	83.000	04/17/2024	40	40	(53)	(74)
Call - NYMEX Call - NYMEX Crude May 2024 Futures	84.000	04/17/2024	39	39	(43)	(55)
Put - NYMEX Natural Gas May 2024 Futures	1.650	04/25/2024	90	900	(77)	(55)
Put - NYMEX Natural Gas May 2024 Futures	1.700	04/25/2024	50	500	(52)	(40)
Call - NYMEX Natural Gas May 2024 Futures	2.300	04/25/2024	90	900	(62)	(7)
Put - NYMEX Put - NYMEX Crude June 2024 Futures	65.000	05/16/2024	308	308	(894)	(37)

					$(2,756)	$(3,104)

FUTURE STYLED COMMODITY OPTIONS(1)

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - EUREX Call - EUREX Dutch TTF Natural Gas August 2024 Futures	60.000	07/26/2024	7	$5	$(12)	$(2)
Call - EUREX Call - EUREX Dutch TTF Natural Gas August 2024 Futures	65.000	07/26/2024	6	4	(9)	(2)
Call - EUREX Call - EUREX Dutch TTF Natural Gas August 2024 Futures	70.000	07/26/2024	9	7	(30)	(2)
Call - EUREX Call - EUREX Dutch TTF Natural Gas August 2024 Futures	75.000	07/26/2024	18	13	(44)	(3)
Call - EUREX Call - EUREX Dutch TTF Natural Gas July 2024 Futures	34.000	06/26/2024	55	41	(93)	(72)
Call - EUREX Call - EUREX Dutch TTF Natural Gas July 2024 Futures	60.000	06/26/2024	7	5	(12)	(2)
Call - EUREX Call - EUREX Dutch TTF Natural Gas July 2024 Futures	65.000	06/26/2024	6	4	(9)	(1)
Call - EUREX Call - EUREX Dutch TTF Natural Gas July 2024 Futures	70.000	06/26/2024	9	7	(31)	(1)
Call - EUREX Call - EUREX Dutch TTF Natural Gas July 2024 Futures	75.000	06/26/2024	18	13	(44)	(2)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	31

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - EUREX Call - EUREX Dutch TTF Natural Gas June 2024 Futures	32.000	05/24/2024	90	$65	$(63)	$(90)
Call - EUREX Call - EUREX Dutch TTF Natural Gas June 2024 Futures	34.000	05/24/2024	80	58	(92)	(60)
Call - EUREX Call - EUREX Dutch TTF Natural Gas June 2024 Futures	35.000	05/24/2024	180	130	(172)	(118)
Call - EUREX Call - EUREX Dutch TTF Natural Gas June 2024 Futures	40.000	05/24/2024	90	65	(49)	(32)
Call - EUREX Call - EUREX Dutch TTF Natural Gas June 2024 Futures	45.000	05/24/2024	100	72	(52)	(22)
Call - EUREX Call - EUREX Dutch TTF Natural Gas June 2024 Futures	60.000	05/24/2024	7	5	(11)	(1)
Call - EUREX Call - EUREX Dutch TTF Natural Gas June 2024 Futures	65.000	05/24/2024	6	4	(8)	0
Call - EUREX Call - EUREX Dutch TTF Natural Gas June 2024 Futures	70.000	05/24/2024	9	6	(30)	0
Call - EUREX Call - EUREX Dutch TTF Natural Gas June 2024 Futures	75.000	05/24/2024	18	13	(43)	(1)
Call - EUREX Call - EUREX Dutch TTF Natural Gas May 2024 Futures	31.000	04/26/2024	90	67	(88)	(54)
Call - EUREX Call - EUREX Dutch TTF Natural Gas May 2024 Futures	35.000	04/26/2024	73	54	(114)	(23)
Call - EUREX Call - EUREX Dutch TTF Natural Gas May 2024 Futures	40.000	04/26/2024	187	139	(75)	(28)
Call - EUREX Call - EUREX Dutch TTF Natural Gas May 2024 Futures	60.000	04/26/2024	7	5	(12)	0
Call - EUREX Call - EUREX Dutch TTF Natural Gas May 2024 Futures	65.000	04/26/2024	6	4	(9)	0
Call - EUREX Call - EUREX Dutch TTF Natural Gas May 2024 Futures	70.000	04/26/2024	9	7	(31)	0
Call - EUREX Call - EUREX Dutch TTF Natural Gas May 2024 Futures	75.000	04/26/2024	18	13	(44)	0
Call - EUREX Call - EUREX Dutch TTF Natural Gas September 2024 Futures	60.000	08/27/2024	7	5	(11)	(3)
Call - EUREX Call - EUREX Dutch TTF Natural Gas September 2024 Futures	65.000	08/27/2024	6	4	(8)	(2)
Call - EUREX Call - EUREX Dutch TTF Natural Gas September 2024 Futures	70.000	08/27/2024	9	6	(30)	(3)
Call - EUREX Call - EUREX Dutch TTF Natural Gas September 2024 Futures	75.000	08/27/2024	18	13	(43)	(5)
Put - EUREX Put - EUREX Dutch TTF Natural Gas August 2024 Futures	25.000	07/26/2024	18	13	(46)	(35)
Put - EUREX Put - EUREX Dutch TTF Natural Gas July 2024 Futures	25.000	06/26/2024	18	13	(46)	(29)
Put - EUREX Put - EUREX Dutch TTF Natural Gas June 2024 Futures	25.000	05/24/2024	18	13	(44)	(19)
Put - EUREX Put - EUREX Dutch TTF Natural Gas May 2024 Futures	25.000	04/26/2024	18	13	(46)	(11)
Put - EUREX Put - EUREX Dutch TTF Natural Gas September 2024 Futures	25.000	08/27/2024	18	13	(44)	(37)
Call - ICE Call - ICE Brent Crude July 2024 Futures	90.000	05/28/2024	89	89	(123)	(144)
Call - ICE Call - ICE Brent Crude July 2024 Futures	91.000	05/28/2024	92	92	(108)	(125)
Call - ICE Call - ICE Brent Crude June 2024 Futures	86.000	04/25/2024	55	55	(74)	(144)
Call - ICE Call - ICE Brent Crude June 2024 Futures	86.500	04/25/2024	55	55	(73)	(128)
Call - ICE Call - ICE Brent Crude June 2024 Futures	87.000	04/25/2024	56	56	(82)	(116)
Call - ICE Call - ICE Brent Crude June 2024 Futures	87.500	04/25/2024	41	41	(52)	(75)
Call - ICE Call - ICE Brent Crude June 2024 Futures	88.000	04/25/2024	113	113	(142)	(182)
Put - ICE Put Options Strike @ USD 35.000 on California Carbon Allowance December 2024 Futures	35.000	12/16/2024	97	97	(209)	(210)
Call - NYMEX Call - NYMEX Crude May 2024 Futures	85.000	04/17/2024	57	57	(65)	(59)

					$(2,423)	$(1,843)

Total Written Options					$(5,179)	$(4,947)

32	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2024

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Arabica Coffee May Futures	05/2024	200	$14,164	$183	$0	$(135)
Arabica Coffee September Futures	09/2024	94	6,613	119	0	(65)
Brent Crude December Futures	10/2024	204	16,820	458	194	0
Brent Crude June Futures	04/2024	783	68,121	3,520	1,245	0
Brent Crude November Futures	09/2024	400	33,244	3,035	436	0
Brent Crude October Futures	08/2024	420	35,200	3,364	483	0
Brent Crude September Futures	07/2024	199	16,829	1,349	245	0
California Carbon Allowance December Futures	12/2024	2,014	80,177	930	1,228	0
California Carbon Allowance December Futures	12/2025	922	39,065	(971)	562	0
Coal August Futures	08/2024	4	468	3	0	(3)
Coal July Futures	07/2024	4	467	2	0	(3)
Coal September Futures	09/2024	4	472	7	0	(3)
Cocoa December Futures	12/2024	213	16,045	3,865	0	(6)
Copper July Futures	07/2024	81	8,179	81	15	0
Corn December Futures	12/2024	227	5,422	162	171	0
Cotton No. 2 December Futures	12/2024	14	588	(2)	5	0
European Climate Exchange December Futures	12/2024	66	4,400	154	11	(45)
Gas Oil August Futures	08/2024	45	3,578	22	21	0
Gas Oil December Futures	12/2024	385	29,953	769	144	0
Gas Oil December Futures	12/2025	15	1,101	29	5	0
Gas Oil June Futures	06/2024	93	7,459	16	18	(7)
Hard Red Winter Wheat December Futures	12/2024	551	16,778	(571)	158	0
Hard Red Winter Wheat July Futures	07/2024	568	16,465	251	163	0
Hard Red Winter Wheat May Futures	05/2024	162	4,741	(14)	57	0
Iron Ore July Futures	07/2024	656	6,542	(335)	41	0
Lean Hogs October Futures	10/2024	90	3,161	50	7	0
Live Cattle June Futures	06/2024	207	14,925	(207)	130	0
Low Sulphur Gasoil 1st Line vs Brent 1st Line August Futures	08/2024	15	342	(18)	0	(8)
Low Sulphur Gasoil 1st Line vs Brent 1st Line July Futures	07/2024	15	335	(25)	0	(8)
Low Sulphur Gasoil 1st Line vs Brent 1st Line September Futures	09/2024	15	350	(10)	0	(7)
Mont Belvieu LDH Propane 5 Decimal (OPIS) June Futures	06/2024	183	6,341	590	0	(19)
Natural Gas December Futures	11/2024	94	2,456	131	41	(20)
Natural Gas February Futures	01/2025	157	5,575	(487)	89	0
Natural Gas June Futures	05/2024	32	683	(6)	14	(10)
Natural Gas June Futures	05/2024	72	1,438	(41)	32	0
Natural Gas March Futures	02/2025	748	23,936	(2,132)	381	0
Natural Gas May Futures	04/2024	1,187	20,927	(2,561)	534	0
Natural Gas November Futures	10/2024	94	2,295	45	40	(20)
Natural Gas November Futures	10/2024	11	322	(100)	7	0
Natural Gas October Futures	09/2024	750	18,975	(8,946)	382	0
Natural Gas October Futures	09/2024	94	2,186	(142)	42	(21)
New York Harbor September Futures	08/2024	28	3,080	(8)	27	0
Nickel July Futures	07/2024	1	101	(11)	0	(11)
RBOB Gasoline September Futures	08/2024	71	7,521	410	113	0
Silver July Futures	07/2024	2	252	(2)	2	0
Soybean July Futures	07/2024	242	14,584	32	0	(15)
Soybean Meal July Futures	07/2024	992	33,827	131	0	(159)
U.S. Treasury 5-Year Note June Futures	06/2024	345	36,920	110	0	(40)
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2024	96	11,003	106	1	0
United Kingdom Long Gilt June Futures	06/2024	1	126	3	1	0
Wheat May Futures	05/2024	389	10,897	180	248	0
WTI Crude August Futures	07/2024	180	14,560	250	247	0
WTI Crude December Futures	11/2025	359	25,963	617	248	0
WTI Crude January Futures	12/2024	320	24,701	347	317	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	33

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
WTI Crude July Futures	06/2024	152	$12,414	$733	$225	$0
WTI Crude June Futures	05/2025	1,514	113,035	3,921	1,241	0
WTI Crude June Futures	05/2026	3	211	16	2	0
WTI Crude November Futures	10/2024	608	47,752	4,256	669	0
WTI Crude October Futures	09/2024	652	51,697	4,375	763	0

				$18,033	$11,005	$(605)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Aluminum July Futures	07/2024	332	$(19,487)	$(522)	$0	$(521)
Arabica Coffee July Futures	07/2024	56	(3,949)	(93)	39	0
Brent Crude December Futures	10/2025	36	(2,779)	(118)	0	(24)
Brent Crude December Futures	10/2026	226	(16,701)	(522)	0	(99)
Brent Crude February Futures	12/2024	210	(17,060)	(1,389)	0	(199)
Brent Crude July Futures	05/2024	155	(13,353)	(1,412)	0	(223)
Brent Crude June Futures	04/2025	500	(39,705)	(1,823)	0	(420)
Brent Crude June Futures	04/2026	3	(226)	(14)	0	(2)
Brent Crude March Futures	01/2025	200	(16,146)	(1,279)	0	(184)
Brent Dubai May Futures	05/2024	34	(1)	21	0	0
Cocoa July Futures	07/2024	78	(7,259)	(1,173)	9	0
Cocoa September Futures	09/2024	112	(9,630)	(2,080)	7	0
Corn July Futures	07/2024	1,746	(39,678)	(615)	0	(1,335)
Corn May Futures	05/2024	456	(10,078)	(113)	0	(348)
Corn September Futures	09/2024	504	(11,705)	(321)	0	(403)
Gas Oil June Futures	06/2025	25	(1,879)	(62)	0	(8)
Gas Oil October Futures	10/2024	90	(7,133)	(45)	0	(43)
Gas Oil September Futures	09/2024	562	(44,595)	929	0	(267)
Globex Natural Gas May Futures	04/2024	33	(582)	18	0	(15)
Gold 100 oz. June Futures	06/2024	2,277	(509,684)	(6,874)	0	(5,852)
Hard Red Winter Wheat September Futures	09/2024	242	(7,148)	(27)	0	(66)
Jet CIF NWE Cargoes (Platts) vs Brent 1st Line Mini August Futures	08/2024	15	(374)	21	7	0
Jet CIF NWE Cargoes (Platts) vs Brent 1st Line Mini July Futures	07/2024	15	(363)	32	7	0
Jet CIF NWE Cargoes (Platts) vs Brent 1st Line Mini September Futures	09/2024	15	(382)	14	6	0
Lead July Futures	07/2024	119	(6,138)	(3)	69	(71)
Lean Hogs June Futures	06/2024	306	(12,417)	(512)	18	0
Live Cattle October Futures	10/2024	35	(2,539)	64	0	(22)
Mont Belvieu LDH Propane 5 Decimal (OPIS) April Futures	04/2024	110	(3,858)	(147)	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) May Futures	05/2024	73	(2,545)	(32)	8	(1)
Natural Gas April Futures	03/2025	242	(7,279)	2	0	(116)
Natural Gas August Futures	07/2024	53	(1,182)	(16)	13	(24)
Natural Gas August Futures	07/2024	72	(1,758)	10	0	(36)
Natural Gas December Futures	11/2024	663	(22,820)	3,016	0	(451)
Natural Gas January Futures	12/2024	761	(28,362)	2,342	0	(487)
Natural Gas July Futures	06/2024	37	(821)	(1)	10	(17)
Natural Gas July Futures	06/2024	1,359	(31,801)	2,032	0	(639)
Natural Gas May Futures	04/2024	131	(2,875)	83	45	(56)
Natural Gas September Futures	08/2024	53	(1,162)	(28)	12	(23)
Natural Gas September Futures	08/2024	180	(4,387)	(185)	0	(94)
Palladium June Futures	06/2024	23	(2,349)	(39)	0	(70)
Platinum July Futures	07/2024	107	(4,928)	(45)	0	(61)
RBOB Gasoline June Futures	05/2024	315	(35,569)	(1,583)	0	(598)
Robusta Coffee July Futures	07/2024	32	(1,087)	(5)	23	0

34	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2024

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Robusta Coffee May Futures	05/2024	450	$(15,656)	$(1,659)	$360	$0
Soybean Meal December Futures	12/2024	207	(7,168)	(33)	6	0
Soybean November Futures	11/2024	182	(10,795)	(111)	0	(25)
Soybean Oil December Futures	12/2024	206	(5,967)	(300)	0	(46)
Soybean Oil July Futures	07/2024	105	(3,054)	(41)	0	(16)
Sugar No. 11 October Futures	09/2024	80	(1,976)	(35)	0	(20)
U.S. Treasury 10-Year Note June Futures	06/2024	338	(37,449)	135	26	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2024	262	(33,798)	(605)	0	(123)
UK Natural Gas June Futures	05/2024	35	(897)	(68)	17	(15)
Wheat December Futures	12/2024	551	(16,861)	443	0	(241)
Wheat July Futures	07/2024	502	(14,451)	(272)	0	(319)
Wheat September Futures	09/2024	221	(6,536)	(110)	0	(122)
WTI Crude April Futures	03/2025	196	(14,804)	(726)	0	(170)
WTI Crude December Futures	11/2024	619	(48,183)	(1,459)	0	(644)
WTI Crude February Futures	01/2025	326	(24,962)	(1,785)	0	(303)
WTI Crude June Futures	05/2024	1,024	(84,398)	(4,259)	0	(1,679)
WTI Crude March Futures	02/2025	304	(23,113)	(1,791)	0	(274)
WTI Crude May Futures	04/2024	416	(34,599)	(2,004)	0	(724)
WTI Crude May Futures	04/2025	187	(14,040)	(186)	0	(157)
WTI Crude September Futures	08/2024	158	(12,654)	(200)	0	(201)
Zinc July Futures	07/2024	89	(5,445)	107	107	0

				$(27,453)	$789	$(17,854)

Total Futures Contracts				$(9,420)	$11,794	$(18,459)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Verizon Communications, Inc.	1.000%	Quarterly	12/20/2024	0.261%	$600	$2	$1	$3	$0	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.400%	Annual	12/15/2045	JPY	990	$0	$1	$1	$0	$0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	12/21/2026		$15,700	1,199	(108)	1,091	31	0
Pay	CPURNSA	2.242	Maturity	11/21/2026		39,000	2,165	(6,332)	(4,167)	0	(14)

							$3,364	$(6,439)	$(3,075)	$31	$(14)

Total Swap Agreements							$3,366	$(6,438)	$(3,072)	$31	$(14)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	35

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(6)			Market Value	Variation Margin Liability(6)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$126	$11,951	$31	$12,108	$(4,947)	$(18,466)	$(14)	$(23,427)

(i)	Securities with an aggregate market value of $70,402 and cash of $8,095 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024.

(1)	Future styled option variation margin asset of $122 and liability of $(333) is outstanding at period end.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	Unsettled variation margin asset of $157 and liability of $(7) for closed futures is outstanding at period end.

(j) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received			Unrealized Appreciation/ (Depreciation)
							Asset	Liability
AZD	04/2024	NZD	2,341		$	1,443	$44	$0
BOA	04/2024	CAD	70,076			51,571	0	(166)
	04/2024	EUR	4,000			4,339	24	0
	05/2024	$	12,904		DKK	88,488	0	(87)
BPS	04/2024	EUR	1,757		$	1,912	17	0
	04/2024	GBP	54,010			68,561	392	0
	04/2024	$	523		EUR	479	0	(6)
	04/2024		16,934		GBP	13,340	0	(97)
	05/2024		16,384		DKK	112,657	0	(66)
	05/2024		698		EUR	646	0	0
BRC	04/2024		1,477		CAD	2,000	0	(1)
	05/2024	DKK	200,350	$		29,051	31	0

36	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2024

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	06/2024	JPY	7,771,450	$	53,328	$1,390	$0
CBK	04/2024	BRL	12,509		2,510	16	0
	04/2024	CAD	100,040		73,951	92	0
	04/2024	GBP	1,975		2,512	20	0
	04/2024	$	2,504	BRL	12,509	0	(10)
	04/2024		611	EUR	563	0	(4)
	05/2024		2,510	BRL	12,548	0	(16)
DUB	04/2024	BRL	22,724	$	4,548	17	0
	04/2024	EUR	216,446		235,258	1,746	0
	04/2024	$	4,521	BRL	22,725	10	0
	05/2024	BRL	22,798	$	4,521	0	(11)
FAR	04/2024	CAD	120,229		88,566	0	(198)
GLM	04/2024	BRL	83,000		16,627	78	0
	04/2024	CAD	20,024		14,755	0	(29)
	04/2024	$	16,614	BRL	83,000	7	(72)
	04/2024		7,280	DKK	50,194	0	(20)
	07/2024	BRL	56,130	$	11,160	71	(7)
	10/2024		29,900		5,882	23	0
	04/2025	DKK	51,300		7,584	13	0
JPM	04/2024	BRL	2,278		457	3	0
	04/2024	CAD	6,266		4,616	0	(9)
	04/2024	$	456	BRL	2,278	0	(2)
	07/2024	BRL	99,000	$	19,749	180	0
	07/2024	$	457	BRL	2,297	0	(3)
MBC	04/2024	CAD	5,400	$	3,980	0	(8)
	04/2024	GBP	13,063		16,500	13	0
	04/2024	$	4,985	CAD	6,765	9	0
	04/2024		702	EUR	646	0	(5)
	04/2024		70,506	GBP	55,821	0	(51)
	05/2024	CAD	1,383	$	1,020	0	(2)
	05/2024	GBP	55,821		70,518	52	0
	05/2024	$	16,274	GBP	12,882	0	(12)
MYI	04/2024	BRL	16,500	$	3,303	13	0
	04/2024	CAD	10,222		7,533	0	(16)
	04/2024	JPY	17,560,000		122,708	6,524	0
	04/2024	$	3,321	BRL	16,500	0	(31)
	04/2024		14,746	DKK	101,819	0	(19)
	04/2024		239,340	EUR	221,161	0	(740)
	05/2024	EUR	221,161	$	239,631	754	0
	10/2024	BRL	16,500		3,263	30	0
	04/2025	DKK	104,100		15,369	6	0
NGF	06/2024	JPY	11,830,000		79,916	1,014	0
SCX	04/2024	$	1,406	NZD	2,341	0	(7)
	05/2024	NZD	2,341	$	1,406	7	0
SSB	04/2024	CAD	29,400		21,638	0	(67)
	04/2024	GBP	113		143	1	0
	05/2024	MXN	535		31	0	0
	06/2024	JPY	4,638,550		31,815	815	0
UAG	04/2024	$	4,714	CAD	6,400	11	0
	04/2024		7,165	DKK	49,500	0	(5)
	06/2024	JPY	6,310,000	$	43,142	928	0
	04/2025	DKK	49,500		7,302	0	(3)

Total Forward Foreign Currency Contracts						$14,351	$(1,770)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	37

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index -1) - 3.000%] or 0	06/22/2035	10,900	$(496)	$(393)

Total Written Options						$(496)	$(393)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/ Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GST	Receive	GASOILCO 2Q24	$24.400	Maturity	06/30/2024	15,000	$0	$(30)	$0	$(30)
	Pay	JETCO 2Q24	26.600	Maturity	06/30/2024	15,000	0	54	54	0

							$0	$24	$54	$(30)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
DUB	CMBX.NA.AAA.7 Index	0.500%	Monthly	01/17/2047	$1	$0	$0	$0	$0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	3,016	(135)	134	0	(1)

						$(135)	$134	$0	$(1)

TOTAL RETURN SWAPS ON COMMODITY INDICES

Counterparty	Pay/ Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BPS	Receive	BCOMF1NTC Index	271,752	0.120%	Monthly	02/18/2025	$	34,677	$0	$16	$16	$0
	Receive	CSIXTR Index	69,673	5.420% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/18/2025		472,941	0	5,644	5,644	0
CIB	Receive	CSIXTR Index	38,930	5.420% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/18/2025		264,258	0	3,154	3,154	0
	Receive	PIMCODB Index(8)	404,359	0.000%	Monthly	02/18/2025		81,889	0	746	746	0
GST	Receive	BCOMF1NTC Index(9)	198,480	5.430% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/18/2025		67,411	0	139	139	0
	Receive	BCOMF1TC Index	44,060	5.370% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/18/2025		16,256	0	49	49	0

38	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2024

Counterparty	Pay/ Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
	Receive	CMDSKEWLS Index	111,625	0.250%	Monthly	02/18/2025	$	39,576	$0	$375	$375	$0
	Receive	CSIXTR Index	65,120	5.400% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/18/2025		442,041	0	5,279	5,279	0
JPM	Receive	JMABFNJ2 Index	90,192	0.000%	Monthly	12/31/2024		9,717	0	0	0	0
	Pay	BCOMTR Index	2,100,289	5.150% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	01/15/2025		483,621	0	(1,268)	0	(1,268)
	Receive	BCOMAG Index	26,628	0.150%	Monthly	02/18/2025		1,579	0	14	14	0
	Receive	BCOMF1TC Index(10)	2,442,024	5.380% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/18/2025		471,216	0	1,428	1,428	0
	Receive	CSIXTR Index	61,753	5.410% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/18/2025		419,184	0	5,004	5,004	0
	Receive	JMABNIC5 Index(11)	704,592	0.000%	Monthly	02/18/2025		129,907	30	105	135	0
	Receive	JMABNIU5 Index	5,678	0.000%	Monthly	02/18/2025		1,045	0	1	1	0
MAC	Receive	PIMCODBU Index	4,500	0.210%	Monthly	06/17/2024		760	0	7	7	0
	Receive	CSIXTR Index	14,194	5.410% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/18/2025		96,351	0	1,150	1,150	0
	Receive	PIMCODB Index(12)	1,238,131	0.000%	Monthly	02/18/2025		240,410	0	2,484	2,484	0
MEI	Receive	BCOMCT3 Index	102,320	0.100%	Monthly	02/18/2025		9,567	0	8	8	0
	Receive	CSIXTR Index	101,233	5.380% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/18/2025		687,174	0	8,213	8,213	0
RBC	Receive	CSIXTR Index	58,058	5.390% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/18/2025		394,103	0	4,709	4,709	0
SOG	Receive	CSIXTR Index	84,096	5.410% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/18/2025		570,849	0	6,815	6,815	0
UAG	Receive	CSIXTR Index	75,986	5.370% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/18/2025		515,795	0	6,167	6,167	0

									$30	$50,239	$51,537	$(1,268)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	39

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

VOLATILITY SWAPS

Counterparty	Pay/ Receive Volatility	Reference Entity	Volatility Strike	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
JPM	Pay	GOLDLNPM Index(6)	6.970%	Maturity	08/02/2024	$4,105	$0	$217	$217	$0
	Pay	GOLDLNPM Index(6)	4.080	Maturity	10/16/2025	70,058	0	1,002	1,002	0
	Pay	GOLDLNPM Index(6)	4.203	Maturity	10/22/2025	13,557	0	208	208	0
	Pay	GOLDLNPM Index(6)	6.325	Maturity	04/10/2026	162,405	0	5,706	5,706	0

							$0	$7,133	$7,133	$0

Total Swap Agreements							$(105)	$57,530	$58,724	$(1,299)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
AZD	$44	$0	$0	$44	$0	$0	$0	$0	$44	$0	$44
BOA	24	0	0	24	(253)	0	0	(253)	(229)	0	(229)
BPS	409	0	5,660	6,069	(169)	0	0	(169)	5,900	234	6,134
BRC	1,421	0	0	1,421	(1)	0	0	(1)	1,420	(1,332)	88
CBK	128	0	0	128	(30)	0	0	(30)	98	0	98
CIB	0	0	3,900	3,900	0	0	0	0	3,900	493	4,393
DUB	1,773	0	0	1,773	(11)	0	(1)	(12)	1,761	(910)	851
FAR	0	0	0	0	(198)	0	0	(198)	(198)	0	(198)
GLM	192	0	0	192	(128)	(393)	0	(521)	(329)	(10)	(339)
GST	0	0	5,896	5,896	0	0	(30)	(30)	5,866	0	5,866
JPM	183	0	13,715	13,898	(14)	0	(1,268)	(1,282)	12,616	(6,732)	5,884
MAC	0	0	3,641	3,641	0	0	0	0	3,641	(120)	3,521
MBC	74	0	0	74	(78)	0	0	(78)	(4)	0	(4)
MEI	0	0	8,221	8,221	0	0	0	0	8,221	1,227	9,448
MYI	7,327	0	0	7,327	(806)	0	0	(806)	6,521	(6,630)	(109)
NGF	1,014	0	0	1,014	0	0	0	0	1,014	(960)	54
RBC	0	0	4,709	4,709	0	0	0	0	4,709	664	5,373
SCX	7	0	0	7	(7)	0	0	(7)	0	0	0
SOG	0	0	6,815	6,815	0	0	0	0	6,815	901	7,716
SSB	816	0	0	816	(67)	0	0	(67)	749	(620)	129
UAG	939	0	6,167	7,106	(8)	0	0	(8)	7,098	(99)	6,999

Total Over the Counter	$14,351	$0	$58,724	$73,075	$(1,770)	$(393)	$(1,299)	$(3,462)

(k)

Securities with an aggregate market value of $4,892 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2024.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

40	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2024

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)	Variance Swap.
(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(8)	The following table represents the individual positions within the total return swap as of March 31, 2024:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Aluminum September 2024 Futures	0.3%	$229
Arabica Coffee September 2024 Futures	3.1	2,571
Brent Crude September 2024 Futures	15.9	13,004
Copper September 2024 Futures	0.7	557
Cotton No. 02 December 2024 Futures	8.7	7,124
Gas Oil September 2024 Futures	7.8	6,387
Gold 100 oz. August 2024 Futures	5.0	4,119
Lean Hogs August 2024 Futures	3.2	2,653
New York Harbor ULSD September 2024 Futures	10.4	8,484
Nickel September 2024 Futures	0.6	483
RBOB Gasoline September 2024 Futures	13.9	11,375

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Silver September 2024 Futures	1.9%	$1,548
Soybean Oil December 2024 Futures	0.3	213
Sugar No. 11 October 2024 Futures	2.9	2,367
WTI Crude September 2024 Futures	15.6	12,775
Zinc September 2024 Futures	0.2	188

Total Long Futures Contracts		$74,077

Cash	9.5%	$7,812

Total Notional Amount		$81,889

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.
(9)	The following table represents the individual positions within the total return swap as of March 31, 2024:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Aluminum July 2024 Futures	20.7%	$13,981
Arabica Coffee July 2024 Futures	14.9	10,051
Copper July 2024 Futures	27.4	18,477
Corn July 2024 Futures	27.2	18,356
Cotton No. 02 July 2024 Futures	8.8	5,919
Gas Oil July 2024 Futures	14.4	9,694
Hard Red Winter Wheat July 2024 Futures	8.2	5,521
Lead July 2024 Futures	4.2	2,824
New York Harbor ULSD July 2024 Futures	10.7	7,220
Nickel July 2024 Futures	13.0	8,743
NYMEX - Natural Gas July 2024 Futures	34.7	23,425
RBOB Gasoline July 2024 Futures	13.4	9,006
Silver July 2024 Futures	23.5	15,875
Soybean Meal July 2024 Futures	15.9	10,738
Soybean Oil July 2024 Futures	16.6	11,204
Soybeans July 2024 Futures	27.6	18,626
Sugar No. 11 July 2024 Futures	14.4	9,680
Wheat July 2024 Futures	12.8	8,656
WTI Crude July 2024 Futures	39.7	26,749
Zinc July 2024 Futures	11.6	7,820

Total Long Futures Contracts		$242,565

Cash	0.4%	$243
U.S. Treasury Bills	100.0	67,411

		$310,219

Total Notional Amount

Referenced Commodity – Short Futures Contracts	% of Index	Notional Amount*
Aluminum May 2024 Futures	(20.9)%	$(14,102)
Arabica Coffee May 2024 Futures	(15.3)	(10,300)
Brent Crude July 2024 Futures	(0.8)	(553)
Copper May 2024 Futures	(27.7)	(18,700)
Corn May 2024 Futures	(27.0)	(18,208)
Cotton No. 02 May 2024 Futures	(8.9)	(6,000)
Gas Oil May 2024 Futures	(14.9)	(10,017)
Gold 100 oz. June 2024 Futures	(1.5)	(1,038)
Hard Red Winter Wheat May 2024 Futures	(8.4)	(5,683)
Lead May 2024 Futures	(4.2)	(2,858)
Lean Hogs June 2024 Futures	(0.2)	(169)
Live Cattle June 2024 Futures	(0.4)	(243)
New York Harbor ULSD May 2024 Futures	(10.9)	(7,375)
Nickel May 2024 Futures	(13.1)	(8,838)
NYMEX - Natural Gas May 2024 Futures	(26.7)	(18,005)
RBOB Gasoline May 2024 Futures	(14.0)	(9,444)
Silver May 2024 Futures	(23.8)	(16,037)
Soybean Meal May 2024 Futures	(16.1)	(10,846)
Soybean Oil May 2024 Futures	(16.8)	(11,305)
Soybeans May 2024 Futures	(27.9)	(18,781)
Sugar No. 11 May 2024 Futures	(14.9)	(10,037)
Wheat May 2024 Futures	(12.8)	(8,595)
WTI Crude May 2024 Futures	(41.2)	(27,787)
Zinc May 2024 Futures	(11.7)	(7,887)

Total Short Futures Contracts		$(242,808)

		$67,411

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	41

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.
(10)	The following table represents the individual positions within the total return swap as of March 31, 2024:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Aluminum July 2024 Futures	4.1%	$19,266
Arabica Coffee July 2024 Futures	3.0	13,852
Brent Crude July 2024 Futures	8.0	37,825
Copper July 2024 Futures	5.4	25,454
Corn July 2024 Futures	5.4	25,288
Cotton No. 02 July 2024 Futures	1.7	8,154
Gas Oil July 2024 Futures	2.8	13,356
Gold 100 oz. June 2024 Futures	15.1	70,931
Hard Red Winter Wheat July 2024 Futures	1.6	7,602
Lead July 2024 Futures	0.8	3,893
Lean Hogs June 2024 Futures	2.5	11,698
Live Cattle June 2024 Futures	3.5	16,578
New York Harbor ULSD July 2024 Futures	2.1	9,943

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Nickel July 2024 Futures	2.6%	$12,043
NYMEX - Natural Gas July 2024 Futures	6.9	32,273
RBOB Gasoline July 2024 Futures	2.6	12,407
Silver July 2024 Futures	4.6	21,873
Soybean Meal July 2024 Futures	3.1	14,796
Soybean Oil July 2024 Futures	3.3	15,434
Soybeans July 2024 Futures	5.5	25,657
Sugar No. 11 July 2024 Futures	2.8	13,338
Wheat July 2024 Futures	2.5	11,926
WTI Crude July 2024 Futures	7.8	36,856
Zinc July 2024 Futures	2.3	10,773

Total Long Futures Contracts		$471,216

Total Notional Amount		$471,216

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.
(11)	The following table represents the individual positions within the total return swap as of March 31, 2024:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Brent Crude September 2024 Futures	19.2%	$24,923
Cotton No. 02 May 2024 Futures	2.0	2,565
Gas Oil August 2024 Futures	3.3	4,311
Gold 100 oz. June 2024 Futures	17.3	22,459
Live Cattle June 2024 Futures	6.9	8,934
LME - Copper May 2024 Futures	7.3	9,563
New York Harbor ULSD August 2024 Futures	3.3	4,322
Nickel May 2024 Futures	4.1	5,316

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
RBOB Gasoline August 2024 Futures	4.0%	$5,199
Silver May 2024 Futures	5.3	6,859
Soybean Meal May 2024 Futures	10.7	13,900
Soybeans May 2024 Futures	13.3	17,264
Sugar No. 11 May 2024 Futures	3.3	4,294

Total Long Futures Contracts		$129,909

Cash	0.0%	$(2)

Total Notional Amount		$129,907

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.
(12)	The following table represents the individual positions within the total return swap as of March 31, 2024:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Aluminum September 2024 Futures	0.3%	$660
Arabica Coffee September 2024 Futures	3.2	7,599
Brent Crude November 2024 Futures	15.7	37,798
Copper September 2024 Futures	0.7	1,634
Cotton No. 02 December 2024 Futures	8.7	20,881
Gas Oil November 2024 Futures	7.7	18,549
Gold 100 oz. December 2024 Futures	5.0	12,039
Lean Hogs October 2024 Futures	3.2	7,782
New York Harbor ULSD November 2024 Futures	10.2	24,534
Nickel September 2024 Futures	0.6	1,386
RBOB Gasoline November 2024 Futures	13.7	33,007

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Silver September 2024 Futures	1.9%	$4,478
Soybean Oil December 2024 Futures	0.3	608
Sugar No. 11 October 2024 Futures	2.9	6,996
WTI Crude November 2024 Futures	15.4	37,160
Zinc September 2024 Futures	0.2	545

Total Long Futures Contracts		$215,656

Cash	10.3%	$24,754

Total Notional Amount		$240,410

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.

42	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2024

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$126	$0	$0	$0	$0	$126
Futures	11,923	0	0	0	28	11,951
Swap Agreements	0	0	0	0	31	31

	$12,049	$0	$0	$0	$59	$12,108

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$14,351	$0	$14,351
Swap Agreements	58,724	0	0	0	0	58,724

	$58,724	$0	$0	$14,351	$0	$73,075

	$70,773	$0	$0	$14,351	$59	$85,183

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$4,947	$0	$0	$0	$0	$4,947
Futures	18,303	0	0	0	163	18,466
Swap Agreements	0	0	0	0	14	14

	$23,250	$0	$0	$0	$177	$23,427

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,770	$0	$1,770
Written Options	0	0	0	0	393	393
Swap Agreements	1,298	1	0	0	0	1,299

	$1,298	$1	$0	$1,770	$393	$3,462

	$24,548	$1	$0	$1,770	$570	$26,889

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$471	$0	$0	$0	$0	$471
Written Options	21,296	0	0	0	1,225	22,521
Futures	(39,270)	0	0	0	17,411	(21,859)
Swap Agreements	0	3	0	0	964	967

	$(17,503)	$3	$0	$0	$19,600	$2,100

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	43

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$15,037	$0	$15,037
Written Options	821	0	0	0	0	821
Swap Agreements	305,077	25	0	0	(2,159)	302,943

	$305,898	$25	$0	$15,037	$(2,159)	$318,801

	$288,395	$28	$0	$15,037	$17,441	$320,901

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(45)	$0	$0	$0	$0	$(45)
Written Options	2,008	0	0	0	0	2,008
Futures	25,630	0	0	0	2,934	28,564
Swap Agreements	0	2	0	0	(477)	(475)

	$27,593	$2	$0	$0	$2,457	$30,052

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$20,370	$0	$20,370
Written Options	399	0	0	0	217	616
Swap Agreements	(152,267)	(4)	0	0	(566)	(152,837)

	$(151,868)	$(4)	$0	$20,370	$(349)	$(131,851)

	$(124,275)	$(2)	$0	$20,370	$2,108	$(101,799)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$237,359	$0	$237,359
Industrials	0	11,810	0	11,810
Utilities	0	4,124	0	4,124
U.S. Government Agencies	0	258,561	0	258,561
U.S. Treasury Obligations	0	257,854	0	257,854
Non-Agency Mortgage-Backed Securities	0	177,219	951	178,170
Asset-Backed Securities	0	560,876	161	561,037
Sovereign Issues	0	40,639	0	40,639
Common Stocks
Financials	211	0	0	211
Commodities	0	466,476	0	466,476
Short-Term Instruments
Commercial Paper	0	81,426	0	81,426
Repurchase Agreements	0	2,965,845	0	2,965,845
Short-Term Notes	0	700	0	700
Japan Treasury Bills	0	317,816	0	317,816
U.S. Treasury Bills	0	14,797	0	14,797

	$211	$5,395,502	$1,112	$5,396,825
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$207,629	$0	$0	$207,629

Total Investments	$207,840	$5,395,502	$1,112	$5,604,454

44	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

March 31, 2024

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(12,987)	$0	$(12,987)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	11,893	58	0	11,951
Over the counter	0	73,075	0	73,075

	$11,893	$73,133	$0	$85,026

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(23,243)	(177)	0	(23,420)
Over the counter	0	(3,462)	0	(3,462)

	$(23,243)	$(3,639)	$0	$(26,882)

Total Financial Derivative Instruments	$(11,350)	$69,494	$0	$58,144

Totals	$196,490	$5,452,009	$1,112	$5,649,611

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	45

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Class A and Class C shares of the PIMCO CommoditiesPLUS® Strategy Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

The Fund has established a Cayman Islands exempted company, the “Subsidiary”, which is wholly-owned and controlled by the Fund. See Note 14, Basis for Consolidation, in the Notes to Financial Statements for more information regarding the Subsidiary.

Hereinafter, the Board of Trustees of the Fund shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

46	PIMCO COMMODITIESPLUS® STRATEGY FUND

March 31, 2024

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable. A debt obligation may be granted, in certain situations, a contractual or non-contractual forbearance for interest payments that are expected to be paid after agreed upon pay dates.

(b) Foreign Currency Translation The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multi-Class Operations Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year. The Fund may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods

ANNUAL REPORT	MARCH 31, 2024	47

Notes to Financial Statements (Cont.)

of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Separately, if the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, Reference Rate Reform (Topic 848), which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred or will occur during the period March 12, 2020 through December 31, 2024. In January 2021 and December 2022, FASB issued ASU 2021-01 and ASU 2022-06, which include additional amendments to Topic 848. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Fund’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Fund’s financial statements.

48	PIMCO COMMODITIESPLUS® STRATEGY FUND

March 31, 2024

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the U.S. Securities and Exchange Commission (“SEC”) adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading. As such, beginning in July 2024, the Fund must comply with certain new requirements which include, but are not limited to, making significant updates to the content of its shareholder reports and mailing paper copies of the new tailored shareholder reports to shareholders who have not opted to receive shareholder report documents electronically. At this time, management is evaluating the implications of these changes on the financial statements.

The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business day after the trade date (T+1). The effective date was May 5, 2023, and compliance with the amendments is required as of May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments were effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion). At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The NAV of the Fund’s shares, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

ANNUAL REPORT	MARCH 31, 2024	49

Notes to Financial Statements (Cont.)

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange or the NYSE Close if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity

50	PIMCO COMMODITIESPLUS® STRATEGY FUND

March 31, 2024

options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

ANNUAL REPORT	MARCH 31, 2024	51

Notes to Financial Statements (Cont.)

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

52	PIMCO COMMODITIESPLUS® STRATEGY FUND

March 31, 2024

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established

ANNUAL REPORT	MARCH 31, 2024	53

Notes to Financial Statements (Cont.)

market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Physical commodities are valued using spot prices from established commodity exchanges as published by third party Pricing Sources as of the reporting date. In addition, warehouse receipts are generally valued by a third party vendor using the front month futures discounted back to the reporting date. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act, rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as applicable. The

54	PIMCO COMMODITIESPLUS® STRATEGY FUND

March 31, 2024

tables below show the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2024 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 03/31/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2024	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$138,173	$7,613	$0	$0	$2,094	$147,880	$7,525	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2024	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$27	$79,035	$(19,300)	$(2)	$(11)	$59,749	$298	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Delayed-Delivery Transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

ANNUAL REPORT	MARCH 31, 2024	55

Notes to Financial Statements (Cont.)

Mortgage-Related and Other Asset-Backed Securities directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) risks related to the capability of the servicer of the securitized assets; (iv) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, (v) the structure and complexity of the transaction and the legal documents may not be fully understood at the time of investment and could lead to disputes with the issuer or among investors regarding the characterization of proceeds or unexpected investment results; and (vi) the CDO’s manager may perform poorly.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs

56	PIMCO COMMODITIESPLUS® STRATEGY FUND

March 31, 2024

are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Consolidated Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Consolidated Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The long-term effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

ANNUAL REPORT	MARCH 31, 2024	57

Notes to Financial Statements (Cont.)

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity.

When-Issued Transactions are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

(c) The fund may acquire and hold physical commodities. Physical commodities are pursuant to warehouse receipts providing proof of ownership of such commodities. Warehouse receipts may be negotiable or non-negotiable. Negotiable warehouse receipts allow transfer of ownership of that commodity without having to deliver the physical commodity.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians (in the case of tri-party repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, the Fund has used bilateral repurchase agreements wherein the underlying securities will be held by the Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

58	PIMCO COMMODITIESPLUS® STRATEGY FUND

March 31, 2024

(b) Reverse Repurchase Agreements In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Short Sales Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(d) Interfund Lending In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

ANNUAL REPORT	MARCH 31, 2024	59

Notes to Financial Statements (Cont.)

During the period ended March 31, 2024, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Gains (losses) are recognized

60	PIMCO COMMODITIESPLUS® STRATEGY FUND

March 31, 2024

but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Commodity Options are options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer for the amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, the Fund will normally offset its position rather than exercise the option to retain any remaining time value.

Inflation-Capped Options may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

ANNUAL REPORT	MARCH 31, 2024	61

Notes to Financial Statements (Cont.)

(d) Swap Agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

62	PIMCO COMMODITIESPLUS® STRATEGY FUND

March 31, 2024

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may fail to perform or meet an obligation or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Commodity Forward Swap Agreements (“Commodity Forwards”) are entered into to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, the Fund will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery

ANNUAL REPORT	MARCH 31, 2024	63

Notes to Financial Statements (Cont.)

value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indexes involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indexes are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indexes may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indexes are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indexes changes periodically, usually every six months, and for most indexes, each name has an equal weight in the index. Credit default swaps on credit indexes may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indexes are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indexes, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

64	PIMCO COMMODITIESPLUS® STRATEGY FUND

March 31, 2024

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or ‘‘cap’’, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or ‘‘floor’’, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return and would receive payments in the event of a net negative total return.

Volatility Swap Agreements are also known as forward volatility agreements and volatility swaps, and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Fund may enter

ANNUAL REPORT	MARCH 31, 2024	65

Notes to Financial Statements (Cont.)

into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Fund will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Fund will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Fund would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Fund would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk is the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.
Credit Risk is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments and may be more volatile than higher-rated securities of similar maturity.

66	PIMCO COMMODITIESPLUS® STRATEGY FUND

March 31, 2024

Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. The Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Non-centrally-cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally-cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and the Fund’s performance.

Issuer Non-Diversification Risk is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified”.

Model Risk is the risk that the Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors, or may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data inputs, any of which may result in a decline in the value of an investment in the Fund.

ANNUAL REPORT	MARCH 31, 2024	67

Notes to Financial Statements (Cont.)

Commodity Risk is the risk that investing in commodity-linked derivative instruments and commodities, either directly or indirectly through the Subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments or commodities may be affected by changes in overall market movements, foreign currency exchange rates, commodity index volatility, changes in interest rates, or supply and demand factors affecting a particular industry or commodity market, such as drought, floods, weather, livestock disease, pandemics and public health emergencies, embargoes, taxation, war, terrorism, cyber hacking, economic and political developments, environmental proceedings, tariffs, changes in storage costs, availability of transportation systems, and international economic, political and regulatory developments.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. The Fund may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with the other of the Fund’s guidelines), which generally carry higher levels of the foregoing risks.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory or tax restrictions, policies or

68	PIMCO COMMODITIESPLUS® STRATEGY FUND

March 31, 2024

developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to the Fund.

Tax Risk is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

Subsidiary Risk is the risk that, by investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Act and may not be subject to all the investor protections of the Act. There is no guarantee that the investment objective of the Subsidiary will be achieved.

Oil-Related Risk: the risk that investments in or tied to the price of oil may fluctuate substantially over short periods of time or be more volatile than other types of investments due to, among other things, national and international political changes, policies of Organization of the Petroleum Exporting Countries (“OPEC”) and other oil exporting countries, changes in relationships among OPEC and other oil exporting countries and oil importing countries, regulatory changes, taxation policies and the economies of key energy-consuming countries.

LIBOR Transition Risk is the risk related to the discontinuation and replacement of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely or relied in some fashion upon LIBOR. Although the transition process away from LIBOR for most instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or the continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain and could result in losses to the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns,

ANNUAL REPORT	MARCH 31, 2024	69

Notes to Financial Statements (Cont.)

political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund.

Government Intervention in Financial Markets Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/ or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset

70	PIMCO COMMODITIESPLUS® STRATEGY FUND

March 31, 2024

value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders may suffer losses as a result of a cyber security breach related to the Fund, its service providers, trading counterparties or the issuers in which the Fund invests.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

ANNUAL REPORT	MARCH 31, 2024	71

Notes to Financial Statements (Cont.)

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. FCM customers, such as the Fund, are permitted to transfer their customer account (and cleared derivative transactions held in such customer account) from one FCM to another FCM. Upon completion of the transfer, the customer maintains the same economic position with respect to the outstanding exposure. As such, these transfers are not recognized as dispositions and reacquisitions of the affected derivative positions. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The porting of exposure between FCMs has no impact on the market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin; these values as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be

72	PIMCO COMMODITIESPLUS® STRATEGY FUND

March 31, 2024

segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Class A	Class C

0.49%	0.25%	0.35%	0.45%(1)	0.45%	0.45%

(1)	PIMCO has contractually agreed, through July 31, 2024, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

ANNUAL REPORT	MARCH 31, 2024	73

Notes to Financial Statements (Cont.)

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2024, the Distributor retained $2,415,092 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational and offering expenses of the Trust and the Fund, and any other expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation Pursuant to the Expense Limitation Agreement, PIMCO has contractually agreed, through July 31, 2024, to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049% (the “Expense Limit”) (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or

74	PIMCO COMMODITIESPLUS® STRATEGY FUND

March 31, 2024

iii) include any amounts previously reimbursed to PIMCO. As of March 31, 2024, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2024, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Expense Limitation Agreement and I-3 Fee Waiver Agreement, waiver amounts are reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2024, the amount waived and/or reimbursed was $6,910.

(f) Acquired Fund Fees and Expenses PIMCO Cayman Commodity Fund III, Ltd. (the “Commodity Subsidiary”) has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Fund’s Investment Advisory Fee and the Supervisory and Administrative Fee in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2024, the amount waived and/or reimbursed was $6,579,851. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Commodity Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.”

ANNUAL REPORT	MARCH 31, 2024	75

Notes to Financial Statements (Cont.)

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2024, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$4,034,156	$3,951,989	$415,739	$166,469

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2024		Year Ended 03/31/2023

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	94,102	$636,857	238,884	$1,914,516

I-2	116,778	776,964	126,904	975,049

I-3	2,357	15,564	1,283	10,912

Class A	11,332	73,646	11,290	85,560

Class C	801	4,367	1,403	9,677

Issued as reinvestment of distributions

Institutional Class	6,821	46,615	66,208	498,568

I-2	6,258	42,027	67,579	521,804

I-3	61	407	831	6,541

Class A	296	1,911	3,956	29,407

Class C	39	210	726	4,667

Cost of shares redeemed

Institutional Class	(111,585)	(750,660)	(183,134)	(1,465,949)

I-2	(87,352)	(581,132)	(170,891)	(1,273,292)

I-3	(1,356)	(8,915)	(3,997)	(31,442)

Class A	(13,145)	(83,820)	(10,425)	(79,744)

Class C	(1,267)	(6,825)	(1,444)	(9,134)

Net increase (decrease) resulting from Fund share transactions	24,140	$167,216	149,173	$1,197,140

†	A zero balance may reflect actual amounts rounding to less than one thousand.

76	PIMCO COMMODITIESPLUS® STRATEGY FUND

March 31, 2024

As of March 31, 2024, two persons owned of record or beneficially 10% or more of the Fund’s total outstanding shares comprising 71% of the Fund.

14. BASIS FOR CONSOLIDATION

The Commodity Subsidiary, a Cayman Islands exempted company, was incorporated on April 14, 2010, as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Fund and the Commodity Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. The net assets of the Commodity Subsidiary as of period end represented 25% of the Fund’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2024, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

ANNUAL REPORT	MARCH 31, 2024	77

Notes to Financial Statements (Cont.)

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by the Fund, is not qualifying income under Subchapter M of the Code. As such, the Fund’s ability to utilize direct investments in commodity-linked swaps as part of its investment strategy is limited to a maximum of 10% of its gross income. However, in a subsequent revenue ruling, the IRS provides that income from alternative investment instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will constitute qualifying income.

The Fund will continue to seek to gain exposure to the commodity markets primarily through investments in its Subsidiary and perhaps through commodity-linked notes. The Subsidiary will be treated as a controlled foreign corporation. As a result, the Fund with the Subsidiary will be required to include in gross income for U.S. federal income tax purposes all of its Subsidiary’s “subpart F income,” whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary’s income and realized gains and mark-to-market gains will be “subpart F income.” The Fund’s recognition of its Subsidiary’s “subpart F income” will increase the Fund’s tax basis in its Subsidiary. Distributions by the Subsidiary to the Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in its Subsidiary. “Subpart F income” is generally treated by the Fund as ordinary income, regardless of the character of the Subsidiary’s underlying income or gains.

If a net loss is realized by Subsidiary, such loss is not generally available to offset the income earned by such Subsidiary’s parent Fund, and such loss cannot be carried forward to offset taxable income of the parent Fund or the Subsidiary in future periods.

Under IRS regulations, income derived from a controlled foreign corporation will be considered qualifying income if distributed to the Fund or if the Fund’s income from in the subsidiary is derived with respect to the Fund’s business of investing in securities. A subsidiary may pay such a distribution at any time. An IRS revenue procedure states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Act.

There can be no assurance that the IRS will not change its position with respect to some or all of these conclusions or that future legislation will not adversely impact the tax treatment of the Fund’s commodity-linked investments. If the IRS were to change or reverse its position, or if future legislation adversely affected the tax treatment of the Fund’s commodity-linked investments, there would likely be a significant adverse impact on the Fund, including the possibility of failing to qualify as a regulated investment company. If the Fund did not qualify as a regulated investment company for any taxable year, its taxable income would be subject to tax at the Fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed. Furthermore, the tax treatment of the Fund’s investments in its Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing

78	PIMCO COMMODITIESPLUS® STRATEGY FUND

March 31, 2024

As of March 31, 2024, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO CommoditiesPLUS® Strategy Fund	$232,820	$0	$116,695	$(3)	$(143,108)	$0	$0	$206,404

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, straddle loss deferrals, sale/buyback transactions, interest accrued on defaulted securities, return of capital distributions from underlying funds, and controlled foreign corporation (CFC) transactions.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly due to organizational expenditures.
(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2023 through March 31, 2024 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2023 through March 31, 2024 and Ordinary losses realized during the period January 1, 2024 through March 31, 2024 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2024, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO CommoditiesPLUS® Strategy Fund*	$67,561	$75,547

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*

Portion of amount represents realized loss and recognized built-in loss under IRC sections 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of March 31, 2024, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO CommoditiesPLUS® Strategy Fund	$5,527,055	$217,233	$(100,520)	$116,713

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, straddle loss deferrals, sale/buyback transactions, interest accrued on defaulted securities, return of capital distributions from underlying funds, and controlled foreign corporation (CFC) transactions.

ANNUAL REPORT	MARCH 31, 2024	79

Notes to Financial Statements (Cont.)

March 31, 2024

For the fiscal years ended March 31, 2024 and March 31, 2023, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2024			March 31, 2023

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO CommoditiesPLUS® Strategy Fund	$97,011	$0	$0	$1,139,170	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

80	PIMCO COMMODITIESPLUS® STRATEGY FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO CommoditiesPLUS® Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of PIMCO CommoditiesPLUS® Strategy Fund and its subsidiary (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2024, the related consolidated statement of operations for the year ended March 31, 2024, the consolidated statement of changes in net assets for each of the two years in the period ended March 31, 2024, including the related notes, and the financial highlights (consolidated) for each of the five years in the period ended March 31, 2024 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2024 and the financial highlights for each of the five years in the period ended March 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2024

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	MARCH 31, 2024	81

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	JPS	J.P. Morgan Securities LLC
BOA	Bank of America N.A.	MAC	Macquarie Bank Limited
BPS	BNP Paribas S.A.	MBC	HSBC Bank Plc
BRC	Barclays Bank PLC	MEI	Merrill Lynch International
CBK	Citibank N.A.	MYI	Morgan Stanley & Co. International PLC
CEW	Canadian Imperial Bank of Commerce World Markets	NGF	Nomura Global Financial Products, Inc.
CIB	Canadian Imperial Bank of Commerce	PER	Pershing LLC
DEU	Deutsche Bank Securities, Inc.	RBC	Royal Bank of Canada
DUB	Deutsche Bank AG	SCX	Standard Chartered Bank, London
FAR	Wells Fargo Bank National Association	SOG	Societe Generale Paris
FICC	Fixed Income Clearing Corporation	SSB	State Street Bank and Trust Co.
GLM	Goldman Sachs Bank USA	TOR	The Toronto-Dominion Bank
GST	Goldman Sachs International	UAG	UBS AG Stamford
JPM	JP Morgan Chase Bank N.A.

Currency Abbreviations:
BRL	Brazilian Real	JPY	Japanese Yen
CAD	Canadian Dollar	MXN	Mexican Peso
DKK	Danish Krone	NZD	New Zealand Dollar
EUR	Euro	USD (or $)	United States Dollar
GBP	British Pound

Exchange Abbreviations:
CBOT	Chicago Board of Trade	ICE	IntercontinentalExchange®
CME	Chicago Mercantile Exchange	NYMEX	New York Mercantile Exchange
EUREX	Eurex Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
BCOMF1NTC	Bloomberg Commodity Index 1-Month Forward Total Return Custom Index	GOLDLNPM	London Gold Market Fixing Ltd. PM
BCOMF1TC	Bloomberg Commodity Index 1-Month Forward Total Return	JETCO	NWE CIF Jet vs Brent
BCOMTR	Bloomberg Commodity Index Total Return	JMABFNJ2	J.P. Morgan Custom Commodity Index
BRENT	Brent Crude	JMABNIC5	J.P. Morgan Custom Commodity Index
CMBX	Commercial Mortgage-Backed Index	JMABNIU5	J.P. Morgan Custom Commodity Index
CMDSKEWLS	CBEO SKEW Index is an index derived from the price of S&P 500 tail risk	MUTKCALM	Tokyo Overnight Average Rate
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	OPIS	Oil Price Information Service
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	PIMCODB	PIMCO Custom Commodity Basket
CSIXTR	Credit Suisse U.S. Dollar Total Return Index	PIMCODBU	PIMCO Custom Commodity Basket
EUR003M	3 Month EUR Swap Rate	SOFR	Secured Overnight Financing Rate
GASOILCO	Gasoil vs Brent	SOFRINDX	Secured Overnight Financing Rate Index

Other Abbreviations:
ABS	Asset-Backed Security	oz.	Ounce
ALT	Alternate Loan Trust	RBOB	Reformulated Blendstock for Oxygenate Blending
CIF NWE	NWE CIF Jet Fuel	TBA	To-Be-Announced
CLO	Collateralized Loan Obligation	TBD	To-Be-Determined
DAC	Designated Activity Company	WTI	West Texas Intermediate
OIS	Overnight Index Swap

82	PIMCO COMMODITIESPLUS® STRATEGY FUND

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2024 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2024 was designated as ‘‘qualified dividend income’’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2024.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only). Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2024 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2024 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends. The Fund intends to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) amount of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†
PIMCO CommoditiesPLUS® Strategy Fund	0%	0%	$97,011	$0	$73,632

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2025, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2024.

Section 199A Dividends. Non-corporate fund shareholders of the fund below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the fund as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends
PIMCO CommoditiesPLUS® Strategy Fund	0%

ANNUAL REPORT	MARCH 31, 2024	83

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	161	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, State Auto Financial Corporation (2016-2022).

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

84	PIMCO COMMODITIESPLUS® STRATEGY FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	161	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
(*)	Unless otherwise noted, the information for the individuals listed is as of March 31, 2024.
(1)	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
(†)	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Joshua D. Ratner (1976)** President	01/2024 to present	Executive Vice President and Head of Americas Fund and Client Operations; Deputy General Counsel, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO Flexible Real Estate Income Fund, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill (1980)** Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Carol K. Chan (1982) Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

ANNUAL REPORT	MARCH 31, 2024	85

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Alyssa M. Creighton (1974) Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Jason R. Duran (1977) Vice President	02/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Kenneth W. Lee (1972) Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Greg J. Mason (1980)*** Vice President	05/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Colleen P. McLaughlin (1983)*** Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Shiv Narain (1981) Vice President	01/2024 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Keith A. Werber (1973) Vice President	05/2022 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Paul T. Wildermuth (1979) Vice President	01/2024 to present	Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Brandon T. Evans (1982) Deputy Treasurer	01/2024 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO Flexible Real Estate Income Fund and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Matthew L. Goodman (1977)** Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Laine E. Pacetti (1989) Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Jason R. Stern (1979)** Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

86	PIMCO COMMODITIESPLUS® STRATEGY FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Chi H. Vu (1983) Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

(*)	Unless otherwise noted, the information for the individuals listed is as of March 31, 2024.
(†)

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Access Income Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Dynamic Income Strategy Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

(**)	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
(***)	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	MARCH 31, 2024	87

Privacy Policy1

The Funds2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

88	PIMCO COMMODITIESPLUS® STRATEGY FUND

(Unaudited)

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

ANNUAL REPORT	MARCH 31, 2024	89

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 13-14, 2024, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2024. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2024.

90	PIMCO COMMODITIESPLUS® STRATEGY FUND

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

1100 Main Street, Suite 400

Kansas City, MO 64105

Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

SS&C Global Investor & Distribution Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF3026AR_033124

PIMCO FUNDS

Annual Report

March 31, 2024

PIMCO CommodityRealReturn Strategy Fund®

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Market Insights

Dear Shareholder,

This annual report covers the 12-month reporting period ended March 31, 2024 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and a discussion of certain factors that affected performance during the reporting period.

The global economy continued to expand despite persistent inflation, tighter credit conditions, and geopolitical concerns affecting many countries. This resilience appeared particularly evident in the United States (“U.S.”). In contrast, several other developed market economies experienced relatively flat or negative growth over the reporting period.

Several central banks paused interest-rate hikes

Inflation eased over the reporting period but remained above central bank targets for many economies. Several central banks did not increase interest rates in the second half of 2023 and the beginning of 2024, following a series of rate increases in 2022 and the first half of 2023. The U.S. Federal Reserve (the “Fed”) raised the federal funds rate a total of 5.25% from March 2022 to July 2023, and then held rates steady from September 2023 to March 2024. At its March meeting, the Fed communicated that the policy rate may be at its peak for the most recent tightening cycle, and that it may be appropriate to begin cutting rates later in 2024. The European Central Bank (“ECB”) raised its deposit facility rate for the euro area a total of 4.50% from July 2022 to September 2023, and then held rates steady at its next four meetings. Meanwhile, the Bank of England (“BoE”) raised its Bank Rate a total of 5.15% from December 2019 to July 2023 and held rates steady at its next five meetings. Neither the ECB nor BoE ruled out the possibility of rate cuts in 2024. In contrast, the Bank of Japan raised its short-term policy rate from -0.1% to between zero and 0.1% in March 2024, which was the first increase since 2007.

Financial markets posted positive returns

The yield on the benchmark 10-year U.S. Treasury increased during the reporting period. In many other developed markets, yields on 10-year government bonds also moved higher. Overall, the global bond market rallied toward the end of 2023, bolstered by central bank officials’ policy pronouncements signaling a possible end to monetary tightening. However, the market then weakened during the first quarter of 2024. During the reporting period, lower-rated global bonds generally outperformed their higher-rated counterparts. Global equities rallied, while commodities were mixed. The U.S. dollar strengthened against the Japanese yen and, to a lesser extent, the euro, but fell relative to the British pound.

We continue to work diligently to navigate dynamic global markets and manage the assets that you have entrusted with us. We encourage you to speak with your financial advisor about your goals and visit global.pimco.com for our latest insights.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Total Returns of Certain Asset Classes for the Period Ended March 31, 2024

Asset Class (as measured by, currency)	12-Month

U.S. large cap equities (S&P 500 Index, USD)	29.88%

Global equities (MSCI World Index, USD)	25.11%

European equities (MSCI Europe Index, EUR)	14.79%

Emerging market equities (MSCI Emerging Markets Index, EUR)	8.15%

Japanese equities (Nikkei 225 Index, JPY)	46.50%

Emerging market local bonds (JPMorgan Government Bond Index-Emerging Markets Global Diversified Index, USD Unhedged)	4.91%

Emerging market external debt (JPMorgan Emerging Markets Bond Index (EMBI) Global, USD Hedged)	9.53%

Below investment grade bonds (ICE BofA Developed Markets High Yield Constrained Index, USD Hedged)	11.60%

Global investment grade credit bonds (Bloomberg Global Aggregate Credit Index, USD Hedged)	5.59%

Fixed-rate, local currency government debt of investment grade countries (Bloomberg Global Treasury Index, USD Hedged)	3.48%

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions or are appropriate for all investors and each investor should evaluate their ability to invest for the long-term, especially during periods of downturn in the market. Outlook and strategies are subject to change without notice.

2	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Important Information About the PIMCO CommodityRealReturn Strategy Fund®

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO CommodityRealReturn Strategy Fund® (the “Fund”).

The Fund is intended for long-term investors and an investment in the Fund should be no more than a small part of a typical diversified portfolio. The Fund’s share price is expected to be more volatile than that of other funds. The Fund may invest directly or indirectly (through investment in a wholly-owned subsidiary) in commodity-linked derivative instruments and/or notes which may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments and/or notes may be affected by overall market movements, and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, and international economic, political or regulatory developments.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, remain high. In efforts to combat inflation, the U.S. Federal Reserve (the “Fed”) raised interest rates multiple times in 2022 and 2023. In the second half of 2023 and the beginning of 2024, however, the Fed paused the rate hikes, keeping interest rates steady. It is uncertain whether rates will remain steady, increase or decrease in the future. As such, the Fund may face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of

ANNUAL REPORT	MARCH 31, 2024	3

Important Information About the PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Investments and other sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

In February 2022, Russia launched an invasion of Ukraine. As a result, Russia and other countries, persons and entities that have provided material aid to Russia’s aggression against Ukraine, have been the subject of economic sanctions and import and export controls imposed by countries throughout the world, including the United States. Such measures have had and may continue to have an adverse effect on the Russian, Belarusian and other securities and economies, which may, in turn, negatively impact the Fund. The extent, duration and impact of Russia’s military action in Ukraine, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional, European and global economies and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. Further, the Fund may have investments in securities and instruments that are economically tied to the region and may have been negatively impacted by the sanctions and counter-sanctions by Russia, including declines in value and reductions in liquidity. The sanctions may cause the Fund to sell portfolio holdings at a disadvantageous time or price or to continue to hold investments that the Fund may no longer seek to hold. PIMCO will continue to actively manage these positions in the best interests of the Fund and its shareholders.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities. The United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR was traditionally an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain, and may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how and when industry participants adopt new reference rates for affected instruments. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. In addition, an instrument’s transition to a replacement

4	PIMCO COMMODITYREALRETURN STRATEGY FUND®

rate could result in variations in the reported yields of the Fund that holds such instrument. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund and issuers in which it invests. For example, if a bank at which the Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which the Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Fund invests remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which it invests.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3, and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification.

ANNUAL REPORT	MARCH 31, 2024	5

Important Information About the PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status

PIMCO CommodityRealReturn Strategy Fund®	06/28/02	06/28/02	04/30/08	04/27/18	02/14/03	11/29/02	11/29/02	03/12/10	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on

6	PIMCO COMMODITYREALRETURN STRATEGY FUND®

behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

SEC rules allow the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Fund) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and exchange-traded fund (“ETF”) shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading. As such, beginning in July 2024, the Fund must comply with certain new requirements which include, but are not limited to, making significant updates to the content of its shareholder reports and mailing paper copies of the new tailored shareholder reports to shareholders who have not opted to receive shareholder report documents electronically.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In November 2022, the SEC adopted amendments to Form N-PX under the Investment Company Act of 1940, as amended, to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’

ANNUAL REPORT	MARCH 31, 2024	7

Important Information About the PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments were effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion).

8	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	MARCH 31, 2024	9

PIMCO CommodityRealReturn Strategy Fund®

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Fund Inception (06/28/02)
PIMCO CommodityRealReturn Strategy Fund® Institutional Class	(1.16)%	7.34%	(1.11)%	3.54%
PIMCO CommodityRealReturn Strategy Fund® I-2	(1.20)%	7.23%	(1.20)%	3.45%
PIMCO CommodityRealReturn Strategy Fund® I-3	(1.30)%	7.19%	(1.26)%	3.39%
PIMCO CommodityRealReturn Strategy Fund® Administrative Class	(1.39)%	7.09%	(1.35)%	3.28%
PIMCO CommodityRealReturn Strategy Fund® Class A	(1.57)%	6.87%	(1.56)%	3.06%
PIMCO CommodityRealReturn Strategy Fund® Class A (adjusted)	(6.99)%	5.68%	(2.12)%	2.79%
PIMCO CommodityRealReturn Strategy Fund® Class C	(2.26)%	6.08%	(2.27)%	2.30%
PIMCO CommodityRealReturn Strategy Fund® Class C (adjusted)	(3.24)%	6.08%	(2.27)%	2.30%
PIMCO CommodityRealReturn Strategy Fund® Class R	(1.77)%	6.62%	(1.80)%	2.68%
Bloomberg Commodity Index Total Return	(0.56)%	6.38%	(1.56)%	1.49%
Lipper Commodities General Funds Average	1.76%	7.23%	(0.47)%	3.54%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 06/30/2002.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 1.05% for Institutional Class shares, 1.15% for I-2 shares, 1.25% for I-3 shares, 1.30% for Administrative Class shares, 1.50% for Class A shares, 2.25% for Class C shares, and 1.75% for Class R shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

10	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Institutional Class - PCRIX	I-2 - PCRPX	I-3 - PCRNX	Administrative Class - PCRRX
Class A - PCRAX	Class C - PCRCX	Class R - PCSRX

Allocation Breakdown as of March 31, 2024†§

U.S. Treasury Obligations	60.3%
U.S. Government Agencies	11.8%
Short-Term Instruments‡	10.6%
Asset-Backed Securities	9.2%
Sovereign Issues	6.8%
Other	1.3%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO CommodityRealReturn Strategy Fund® seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. “Real Return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The Fund invests in commodity-linked derivative instruments, including swap agreements, futures, options on futures, commodity index-linked notes and commodity options that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to broad commodities detracted from absolute performance, as broad commodities, measured by the Bloomberg Commodity Index Total Return, posted losses.

»	Active commodity strategies, notably an underweight exposure to natural gas, contributed to relative performance, as the subsector posted negative returns.

»	Exposure to California Carbon Allowances (“CCAs”) contributed to relative performance, as CCAs posted positive returns.

»	The structural allocation to short-term U.S. Treasury Inflation-Protected Securities (“TIPS”), used as collateral for the Fund’s commodity exposure, detracted from performance against the Bloomberg Commodity Index Total Return, as short-term TIPS, as measured by the Bloomberg U.S. TIPS 1-5 Year Index, underperformed Treasury Bills.

»	The portfolio’s active management of collateral contributed to relative performance against the
Bloomberg U.S. TIPS 1-5 Year Index. The main drivers of relative performance versus this index were the following:

»	Duration strategies in Europe, including exposure to eurozone interest rate swap spreads, contributed to relative performance, as these spreads tightened.

»	Overweight exposure to U.S. breakeven inflation (“BEI”), specifically in the second half of the reporting period, contributed to relative performance as U.S. BEI widened over that period.

»	Exposure to securitized assets, including collateralized loan obligations, U.S. agency mortgage-backed securities (“MBS”) and non-agency residential MBS, contributed to relative performance, as spreads broadly tightened across these sectors.

»	Overweight exposure to U.S. interest rates detracted from relative performance, as U.S. interest rates broadly moved higher.

»	There are no other material detractors for this Fund.

ANNUAL REPORT	MARCH 31, 2024	11

Expense Example PIMCO CommodityRealReturn Strategy Fund® (Consolidated)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for the Fund and share classes is from October 1, 2023 to March 31, 2024 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$990.70	$5.00	$1,000.00	$1,019.84	$5.07	1.01%
I-2	1,000.00	990.20	5.49	1,000.00	1,019.34	5.57	1.11
I-3	1,000.00	989.90	5.74	1,000.00	1,019.10	5.82	1.16
Administrative Class	1,000.00	989.10	6.23	1,000.00	1,018.60	6.32	1.26
Class A	1,000.00	988.20	7.22	1,000.00	1,017.60	7.32	1.46
Class C	1,000.00	985.20	10.91	1,000.00	1,013.87	11.07	2.21
Class R	1,000.00	987.20	8.45	1,000.00	1,016.36	8.57	1.71

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Benchmark Description

Index*	Benchmark Description

Bloomberg Commodity Index Total Return	Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on a number of physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. The futures exposures of the benchmark are collateralized by US T-bills.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2024	13

Financial Highlights PIMCO CommodityRealReturn Strategy Fund® (Consolidated)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

Institutional Class

03/31/2024	$13.43	$0.37	$(0.53)	$(0.16)	$(0.11)	$0.00	$(0.11)

03/31/2023~	22.26	0.91	(3.79)	(2.88)	(5.95)	0.00	(5.95)

03/31/2022~	19.26	0.90	7.89	8.79	(5.79)	0.00	(5.79)

03/31/2021~	12.78	0.18	6.51	6.69	(0.21)	0.00	(0.21)

03/31/2020~	18.09	0.45	(5.07)	(4.62)	(0.69)	0.00	(0.69)

I-2

03/31/2024	13.32	0.36	(0.53)	(0.17)	(0.10)	0.00	(0.10)

03/31/2023~	22.14	0.93	(3.81)	(2.88)	(5.94)	0.00	(5.94)

03/31/2022~	19.17	0.87	7.86	8.73	(5.76)	0.00	(5.76)

03/31/2021~	12.75	0.18	6.45	6.63	(0.21)	0.00	(0.21)

03/31/2020~	18.03	0.42	(5.04)	(4.62)	(0.66)	0.00	(0.66)

I-3

03/31/2024	13.32	0.35	(0.52)	(0.17)	(0.10)	0.00	(0.10)

03/31/2023~	22.14	0.91	(3.80)	(2.89)	(5.93)	0.00	(5.93)

03/31/2022~	19.20	0.96	7.74	8.70	(5.76)	0.00	(5.76)

03/31/2021~	12.75	0.18	6.48	6.66	(0.21)	0.00	(0.21)

03/31/2020~	18.03	0.42	(5.04)	(4.62)	(0.66)	0.00	(0.66)

Administrative Class

03/31/2024	12.84	0.31	(0.49)	(0.18)	(0.09)	0.00	(0.09)

03/31/2023~	21.57	0.77	(3.58)	(2.81)	(5.92)	0.00	(5.92)

03/31/2022~	18.81	0.90	7.59	8.49	(5.73)	0.00	(5.73)

03/31/2021~	12.51	0.15	6.36	6.51	(0.21)	0.00	(0.21)

03/31/2020~	17.70	0.39	(4.95)	(4.56)	(0.63)	0.00	(0.63)

Class A

03/31/2024	12.69	0.29	(0.49)	(0.20)	(0.08)	0.00	(0.08)

03/31/2023~	21.39	0.79	(3.61)	(2.82)	(5.88)	0.00	(5.88)

03/31/2022~	18.72	0.78	7.59	8.37	(5.70)	0.00	(5.70)

03/31/2021~	12.42	0.09	6.39	6.48	(0.18)	0.00	(0.18)

03/31/2020~	17.61	0.36	(4.95)	(4.59)	(0.60)	0.00	(0.60)

Class C

03/31/2024	11.25	0.19	(0.46)	(0.27)	(0.06)	0.00	(0.06)

03/31/2023~	19.68	0.59	(3.24)	(2.65)	(5.78)	0.00	(5.78)

03/31/2022~	17.61	0.60	7.08	7.68	(5.61)	0.00	(5.61)

03/31/2021~	11.76	(0.03)	5.97	5.94	(0.09)	0.00	(0.09)

03/31/2020~	16.68	0.24	(4.68)	(4.44)	(0.48)	0.00	(0.48)

14	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$13.16	(1.16)%	$3,606,301	1.00%	1.07%	0.74%	0.81%	2.80%	172%

13.43	(16.05)	4,165,112	0.99	1.05	0.74	0.80	5.09	77

22.26	52.80	6,756,668	0.75	0.87	0.73	0.85	4.48	120

19.26	52.89	2,361,604	0.82	0.99	0.74	0.91	1.16	260

12.78	(26.47)	1,417,849	1.33	1.50	0.74	0.91	2.65	262

13.05	(1.28)	1,002,812	1.10	1.17	0.84	0.91	2.75	172

13.32	(16.17)	1,285,827	1.09	1.15	0.84	0.90	5.20	77

22.14	52.78	2,363,782	0.85	0.97	0.83	0.95	4.47	120

19.17	52.47	1,526,009	0.92	1.09	0.84	1.01	1.03	260

12.75	(26.45)	249,166	1.43	1.60	0.84	1.01	2.41	262

13.05	(1.30)	44,250	1.15	1.27	0.89	1.01	2.68	172

13.32	(16.24)	53,447	1.14	1.25	0.89	1.00	5.09	77

22.14	52.53	90,359	0.90	1.07	0.88	1.05	4.77	120

19.20	52.67	21,505	0.97	1.19	0.89	1.11	1.08	260

12.75	(26.50)	1,250	1.48	1.70	0.89	1.11	2.52	262

12.57	(1.39)	105,029	1.25	1.32	0.99	1.06	2.51	172

12.84	(16.31)	108,233	1.24	1.30	0.99	1.05	4.56	77

21.57	52.42	119,491	1.00	1.12	0.98	1.10	4.67	120

18.81	52.42	143,402	1.07	1.24	0.99	1.16	0.82	260

12.51	(26.54)	29,949	1.58	1.75	0.99	1.16	2.33	262

12.41	(1.57)	254,986	1.45	1.52	1.19	1.26	2.38	172

12.69	(16.47)	326,255	1.44	1.50	1.19	1.25	4.63	77

21.39	51.98	500,794	1.20	1.32	1.18	1.30	4.10	120

18.72	52.49	263,343	1.27	1.44	1.19	1.36	0.64	260

12.42	(26.83)	198,722	1.78	1.95	1.19	1.36	2.07	262

10.92	(2.35)	35,836	2.20	2.27	1.94	2.01	1.70	172

11.25	(17.10)	57,276	2.19	2.25	1.94	2.00	3.85	77

19.68	51.10	82,601	1.95	2.07	1.93	2.05	3.36	120

17.61	50.90	24,089	2.02	2.19	1.94	2.11	(0.13)	260

11.76	(27.27)	15,860	2.53	2.70	1.94	2.11	1.45	262

ANNUAL REPORT	MARCH 31, 2024	15

Financial Highlights PIMCO CommodityRealReturn Strategy Fund® (Consolidated) (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

Class R

03/31/2024	$12.05	$0.26	$(0.47)	$(0.21)	$(0.08)	$0.00	$(0.08)

03/31/2023~	20.64	0.67	(3.41)	(2.74)	(5.85)	0.00	(5.85)

03/31/2022~	18.24	0.72	7.35	8.07	(5.67)	0.00	(5.67)

03/31/2021~	12.12	0.06	6.21	6.27	(0.15)	0.00	(0.15)

03/31/2020~	17.19	0.30	(4.80)	(4.50)	(0.57)	0.00	(0.57)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
~	A one for three reverse share split, effective March 24, 2023, has been retroactively applied.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund. Additionally, excludes initial sales charges and contingent deferred sales charges.

16	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$11.76	(1.77)%	$32,975	1.70%	1.77%	1.44%	1.51%	2.18%	172%

12.05	(16.70)	46,419	1.69	1.75	1.44	1.50	4.19	77

20.64	51.58	54,428	1.45	1.57	1.43	1.55	3.89	120

18.24	52.07	28,868	1.52	1.69	1.44	1.61	0.39	260

12.12	(26.96)	19,436	2.03	2.20	1.44	1.61	1.81	262

ANNUAL REPORT	MARCH 31, 2024	17

Consolidated Statement of Assets and Liabilities PIMCO CommodityRealReturn Strategy Fund®

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$6,108,294
Investments in Affiliates	73,328

Financial Derivative Instruments
Exchange-traded or centrally cleared	12,396
Over the counter	33,751
Cash	14
Deposits with counterparty	4,557
Foreign currency, at value	5,253
Receivable for investments sold	9,967
Receivable for investments sold on a delayed-delivery basis	5,418
Receivable for TBA investments sold	485,207
Receivable for Fund shares sold	4,841
Interest and/or dividends receivable	13,252
Dividends receivable from Affiliates	338
Reimbursement receivable from PIMCO	339
Other assets	3

Total Assets	6,756,958

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$414,968

Financial Derivative Instruments
Exchange-traded or centrally cleared	13,638
Over the counter	16,102
Payable for investments purchased	3,217
Payable for investments in Affiliates purchased	382
Payable for investments purchased on a delayed-delivery basis	343
Payable for TBA investments purchased	1,211,277
Deposits from counterparty	6,378
Payable for Fund shares redeemed	4,689
Accrued investment advisory fees	2,340
Accrued supervisory and administrative fees	1,316
Accrued distribution fees	51
Accrued servicing fees	68

Total Liabilities	1,674,769

Commitments and Contingent Liabilities^

Net Assets	$5,082,189

Net Assets Consist of:

Paid in capital	$6,314,802
Distributable earnings (accumulated loss)	(1,232,613)

Net Assets	$5,082,189

Cost of investments in securities	$6,332,824
Cost of investments in Affiliates	$73,330
Cost of foreign currency held	$5,284
Cost or premiums of financial derivative instruments, net	$(5,260)

* Includes repurchase agreements of:	$285,209

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 9, Fees and Expenses , in the Notes to Financial Statements for more information.

18	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2024

Net Assets:

Institutional Class	$3,606,301
I-2	1,002,812
I-3	44,250
Administrative Class	105,029
Class A	254,986
Class C	35,836
Class R	32,975

Shares Issued and Outstanding:

Institutional Class	274,070
I-2	76,848
I-3	3,391
Administrative Class	8,355
Class A	20,547
Class C	3,280
Class R	2,805

Net Asset Value Per Share Outstanding(a):

Institutional Class	$13.16
I-2	13.05
I-3	13.05
Administrative Class	12.57
Class A	12.41
Class C	10.92
Class R	11.76

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2024	19

Consolidated Statement of Operations PIMCO CommodityRealReturn Strategy Fund®

Year Ended March 31, 2024
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$206,817
Dividends from Investments in Affiliates	1,843
Miscellaneous income	562
Total Income	209,222

Expenses:

Investment advisory fees	29,615
Supervisory and administrative fees	16,776
Distribution and/or servicing fees - Administrative Class	260
Distribution and/or servicing fees - Class A	702
Distribution and/or servicing fees - Class C	445
Distribution and/or servicing fees - Class R	189
Trustee fees	39
Interest expense	14,148
Miscellaneous expense	3
Total Expenses	62,177
Waiver and/or Reimbursement by PIMCO	(3,828)
Net Expenses	58,349

Net Investment Income (Loss)	150,873

Net Realized Gain (Loss):

Investments in securities	(254,626)
Investments in Affiliates	(57)
Exchange-traded or centrally cleared financial derivative instruments	37,032
Over the counter financial derivative instruments	(130,110)
Short sales	(1,523)
Foreign currency	(842)

Net Realized Gain (Loss)	(350,126)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	214,658
Investments in Affiliates	(4)
Exchange-traded or centrally cleared financial derivative instruments	67,943
Over the counter financial derivative instruments	(173,722)
Foreign currency assets and liabilities	9,117

Net Change in Unrealized Appreciation (Depreciation)	117,992

Net Increase (Decrease) in Net Assets Resulting from Operations	$(81,261)

* Foreign tax withholdings	$6

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO CommodityRealReturn Strategy Fund®

(Amounts in thousands†)	Year Ended March 31, 2024	Year Ended March 31, 2023

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$150,873	$420,024
Net realized gain (loss)	(350,126)	(1,507,317)
Net change in unrealized appreciation (depreciation)	117,992	(397,386)

Net Increase (Decrease) in Net Assets Resulting from Operations	(81,261)	(1,484,679)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(31,245)	(1,830,879)
I-2	(7,617)	(626,349)
I-3	(328)	(24,197)
Administrative Class	(745)	(41,988)
Class A	(1,648)	(146,738)
Class C	(213)	(28,926)
Class R	(211)	(20,947)

Total Distributions(a)	(42,007)	(2,720,024)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(837,112)	279,149

Total Increase (Decrease) in Net Assets	(960,380)	(3,925,554)

Net Assets:

Beginning of year	6,042,569	9,968,123
End of year	$5,082,189	$6,042,569

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2024	21

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund®

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 120.2%

CORPORATE BONDS & NOTES 0.4%

BANKING & FINANCE 0.4%

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		$532	$473

Jyske Realkredit AS
0.500% due 10/01/2043	DKK	6	1
1.000% due 10/01/2050		35,208	3,957
1.500% due 10/01/2053		4,295	479
2.000% due 10/01/2053		10,289	1,225
2.500% due 10/01/2047		10	1

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2053		82	9
1.500% due 10/01/2053		17,646	1,984
2.000% due 10/01/2053		5,096	607
2.500% due 10/01/2047		2	0

Nykredit Realkredit AS
1.000% due 10/01/2053		19	2
1.500% due 10/01/2052		75,951	8,861
1.500% due 10/01/2053		1,495	150
2.000% due 10/01/2053		19	2
2.500% due 10/01/2047		9	1

Realkredit Danmark AS
2.000% due 10/01/2053		4,297	477
2.500% due 04/01/2047		8	1

UBS Group AG
0.650% due 01/14/2028 •	EUR	400	396
4.932% (EUR003M + 1.000%) due 01/16/2026 ~		400	434
6.373% due 07/15/2026 •		$250	252
7.750% due 03/01/2029 •	EUR	400	493

			19,805

INDUSTRIALS 0.0%

VMware, Inc.
3.900% due 08/21/2027		$900	862

UTILITIES 0.0%

Eversource Energy
2.900% due 10/01/2024		200	197

Total Corporate Bonds & Notes (Cost $25,897)			20,864

U.S. GOVERNMENT AGENCIES 14.3%

Fannie Mae
5.765% due 03/25/2036 •		34	34
5.850% due 05/01/2035 •		1	1
5.880% due 02/25/2037 •		234	231

Freddie Mac
5.287% due 06/01/2033 •		40	39
6.301% due 01/01/2034 •		35	35

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ginnie Mae
6.246% due 08/20/2068 •	$4,850	$4,778

Ginnie Mae, TBA
3.500% due 04/01/2054	144,900	131,864

Uniform Mortgage-Backed Security
4.500% due 09/01/2052 - 11/01/2052	972	926

Uniform Mortgage-Backed Security, TBA
4.000% due 05/01/2054	245,489	227,457
4.500% due 04/01/2054 - 05/01/2054	182,900	174,208
5.500% due 05/01/2054	21,700	21,594
6.000% due 05/01/2054	128,300	129,453
6.500% due 04/01/2054	38,300	39,134

Total U.S. Government Agencies (Cost $731,383)		729,754

U.S. TREASURY OBLIGATIONS 73.4%

U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2025 (k)	955	931
0.125% due 10/15/2025 (i)	514,234	499,168
0.125% due 04/15/2026 (g)	190,686	182,654
0.125% due 07/15/2026 (i)	71,565	68,605
0.125% due 10/15/2026 (g)	816,499	779,085
0.125% due 04/15/2027 (i)(k)	5,898	5,558
0.125% due 01/15/2030	112,902	102,242
0.125% due 07/15/2030	80,762	72,789
0.125% due 01/15/2031	76,168	67,796
0.125% due 07/15/2031	3,429	3,035
0.125% due 01/15/2032	11,680	10,210
0.250% due 01/15/2025	65,096	63,988
0.250% due 07/15/2029	16,295	15,031
0.250% due 02/15/2050	600	379
0.375% due 07/15/2025	121,882	119,236
0.375% due 07/15/2025 (i)	43,301	42,361
0.375% due 01/15/2027	164,164	156,624
0.375% due 07/15/2027	63,030	59,988
0.500% due 01/15/2028	430,420	407,388
0.625% due 01/15/2026 (i)	35,403	34,390
0.625% due 02/15/2043 (k)	563	433
0.750% due 07/15/2028	164,225	156,938
0.750% due 02/15/2042 (k)	4,913	3,926
0.750% due 02/15/2045	1,310	1,006
0.875% due 01/15/2029	157,661	150,352
0.875% due 02/15/2047 (k)	639	493
1.000% due 02/15/2046 (k)	8,459	6,781
1.125% due 01/15/2033	13,872	13,017
1.250% due 04/15/2028	118,945	115,577
1.375% due 07/15/2033	33,100	31,785
1.375% due 02/15/2044	11,485	10,085
1.625% due 10/15/2027	300,109	297,291
1.750% due 01/15/2028 (i)	58,773	58,303
1.750% due 01/15/2034	33,606	33,197
2.125% due 02/15/2040 (k)	3,852	3,903

22	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.125% due 02/15/2041 (k)	$3,274	$3,320
2.125% due 02/15/2054	12,961	13,117
2.375% due 10/15/2028	65,137	66,667
2.500% due 01/15/2029 (i)(k)	53,156	54,630
3.875% due 04/15/2029	15,289	16,724

Total U.S. Treasury Obligations (Cost $3,857,075)		3,729,003

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.1%

Adjustable Rate Mortgage Trust
4.540% due 10/25/2035 ~	109	102
4.790% due 09/25/2035 ~	215	185

Alliance Bancorp Trust
5.924% due 07/25/2037 •	1,490	1,252

American Home Mortgage Assets Trust
5.634% due 05/25/2046 •	81	68
6.009% due 11/25/2046 •	4,606	1,272

BAMLL Commercial Mortgage Securities Trust
6.490% due 09/15/2038 •	3,100	2,981

Banc of America Funding Trust
4.346% due 01/20/2047 ~	3,091	2,579
4.806% due 05/20/2036 «~	103	87
5.157% due 05/25/2035 ~	10	9
5.214% due 01/20/2047 ~	72	61
6.023% due 05/20/2035 •	58	51

Banc of America Mortgage Trust
5.141% due 07/25/2035 ~	112	103
5.212% due 11/25/2035 «~	128	112

BCAP LLC Trust
4.519% due 04/26/2036 ~	538	460
5.784% due 01/25/2037 •	521	465

Bear Stearns Adjustable Rate Mortgage Trust
4.300% due 07/25/2036 ~	287	252
4.781% due 02/25/2036 ~	88	77
5.800% due 10/25/2035 ~	166	158
5.875% due 05/25/2033 «~	11	10
6.250% due 07/25/2034 «~	20	19

Bear Stearns ALT-A Trust
4.207% due 09/25/2047 ~	2,616	1,246
4.870% due 09/25/2035 ~	151	89
5.764% due 02/25/2034 •	269	249
6.197% due 09/25/2034 «~	64	59

Beast Mortgage Trust
6.626% due 02/15/2037 •	2,200	1,948

Chase Mortgage Finance Trust
4.345% due 03/25/2037 ~	443	410
4.365% due 09/25/2036 ~	316	252
4.734% due 12/25/2035 ~	81	75

CIM Trust
1.951% due 06/25/2057 ~	2,648	2,374
6.435% due 02/25/2049 •	94	91

Citigroup Mortgage Loan Trust
3.932% due 12/25/2035 ~	190	118
6.440% due 09/25/2035 «•	16	15

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.980% due 05/25/2035 •		$24	$23
7.860% due 03/25/2036 •		21	19

CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037		137	120

Countrywide Alternative Loan Trust
4.704% due 11/25/2035 ~		142	125
5.000% due 07/25/2035		679	379
5.500% due 07/25/2035 «		97	69
5.623% due 02/20/2047 •		2,328	1,784
5.638% due 12/20/2046 •		180	154
5.804% due 05/25/2047 •		762	697
5.864% due 07/25/2046 •		66	57
6.000% due 03/25/2037		180	66
6.089% due 12/25/2035 •		182	149
6.440% due 03/25/2037 •		180	97
6.500% due 08/25/2032 «		19	19

Countrywide Home Loan Mortgage Pass- Through Trust
3.691% due 10/20/2035 «~		6	5
4.428% due 09/25/2047 ~		218	189
5.500% due 11/25/2035		53	30
5.500% due 04/25/2038 «		73	70
6.000% due 04/25/2036		268	133
6.084% due 03/25/2035 •		24	22

Credit Suisse Mortgage Capital Mortgage- Backed Trust
3.869% due 10/26/2036 ~		279	236
5.594% due 09/29/2036 •		843	817
6.421% due 10/25/2037 ~		1,307	784

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.500% due 12/25/2035		190	156

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
5.544% due 10/25/2036 «•		48	37

First Horizon Alternative Mortgage Securities Trust
6.000% due 02/25/2037		1,613	652

Great Hall Mortgages PLC
5.472% due 03/18/2039 •	GBP	28	35
5.492% due 06/18/2038 •		5	7

GSR Mortgage Loan Trust
4.571% due 11/25/2035 ~		$454	376
4.704% due 11/25/2035 «~		69	64
4.972% due 11/25/2035 ~		155	82

HarborView Mortgage Loan Trust
4.724% due 08/19/2036 «~		19	18
5.821% due 09/19/2037 •		46	39
5.881% due 05/19/2035 •		275	248
5.941% due 01/19/2036 •		962	585

IndyMac IMSC Mortgage Loan Trust
5.804% due 07/25/2047 •		1,133	763

IndyMac INDX Mortgage Loan Trust
3.995% due 09/25/2035 ~		147	118
4.388% due 06/25/2035 «~		53	47
5.141% due 10/25/2034 ~		222	210
5.824% due 09/25/2046 •		2,182	1,853

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	23

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.844% due 11/25/2046 •	$225	$204
6.004% due 07/25/2035 •	165	117

JP Morgan Alternative Loan Trust
5.904% due 12/25/2036 •	2,324	2,061

JP Morgan Chase Commercial Mortgage Securities Trust
6.823% due 12/15/2031 •	286	242

JP Morgan Mortgage Trust
3.965% due 07/27/2037 ~	153	138
4.603% due 08/25/2036 ~	67	53
4.995% due 06/25/2036 ~	356	252
5.003% due 11/25/2035 ~	95	76
5.273% due 07/25/2035 ~	38	36
5.529% due 07/25/2035 «~	3	3
5.628% due 06/25/2035 «~	16	16

Luminent Mortgage Trust
5.844% due 10/25/2046 •	346	302

MASTR Adjustable Rate Mortgages Trust
5.924% due 05/25/2037 •	247	103

Merrill Lynch Alternative Note Asset Trust
4.738% due 06/25/2037 ~	228	120
6.044% due 03/25/2037 •	622	151

Merrill Lynch Mortgage Investors Trust
3.974% due 05/25/2034 «~	76	64
4.385% due 06/25/2035 ~	111	105
4.792% due 09/25/2035 ~	62	49
5.752% due 05/25/2036 «~	44	40

Merrill Lynch Mortgage-Backed Securities Trust
4.212% due 04/25/2037 ~	593	507

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	522	492
4.500% due 05/25/2058 ~	64	61

Residential Accredit Loans, Inc. Trust
0.000% due 02/25/2036 ~	248	212
4.236% due 08/25/2035 ~	391	152
5.735% due 08/25/2035 •	414	308
5.824% due 12/25/2036 •	703	603

Residential Asset Securitization Trust
5.500% due 05/25/2035 •	733	462
6.500% due 09/25/2036	640	216
6.500% due 06/25/2037	11,843	2,646

Residential Funding Mortgage Securities, Inc. Trust
5.323% due 09/25/2035 ~	840	547
6.000% due 06/25/2037	424	316
6.500% due 03/25/2032 «	172	163

Sequoia Mortgage Trust
3.854% due 01/20/2047 ~	245	172
6.141% due 10/19/2026 «•	7	6

Structured Adjustable Rate Mortgage Loan Trust
5.341% due 02/25/2036 ~	190	111
5.764% due 10/25/2035 •	391	356

Structured Asset Mortgage Investments Trust
5.824% due 06/25/2036 •	72	69
5.864% due 04/25/2036 •	6	5

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.884% due 05/25/2046 •		$2,475	$850
5.941% due 07/19/2035 •		429	402

Towd Point Mortgage Funding
6.367% due 10/20/2051 •	GBP	5,645	7,128

Towd Point Mortgage Trust
2.750% due 10/25/2056 ~		$15	15
6.444% due 05/25/2058 •		3,656	3,722

Wachovia Mortgage Loan Trust LLC
3.896% due 08/20/2035 ~		72	65

WaMu Mortgage Pass-Through Certificates Trust
4.174% due 02/25/2037 ~		83	69
4.371% due 08/25/2036 ~		53	47
4.399% due 12/25/2046 •		427	356
4.442% due 09/25/2036 ~		561	462
5.829% due 01/25/2047 •		959	835
5.880% due 09/25/2033 «~		22	21
6.069% due 06/25/2046 •		73	65
6.089% due 08/25/2046 •		184	166
6.289% due 11/25/2042 •		44	40
6.589% due 11/25/2046 •		452	391

Washington Mutual Mortgage Pass-Through Certificates Trust
6.500% due 08/25/2035 «		106	84

Wells Fargo Mortgage-Backed Securities Trust
6.185% due 04/25/2036 ~		184	172
6.478% due 10/25/2036 ~		4	3

Total Non-Agency Mortgage-Backed Securities (Cost $66,382)			54,992

ASSET-BACKED SECURITIES 11.2%

522 Funding CLO Ltd.
6.619% due 10/20/2031 •		3,875	3,885

ABFC Trust
5.584% due 10/25/2036 •		3,248	2,995

ACAS CLO Ltd.
6.450% due 10/18/2028 •		1,841	1,845

ACE Securities Corp. Home Equity Loan Trust
5.564% due 10/25/2036 •		18	7

Adagio CLO DAC
4.662% due 10/15/2031 •	EUR	2,483	2,663

Allegro CLO Ltd.
6.741% due 10/16/2031 •		$2,233	2,234

Anchorage Capital CLO Ltd.
0.000% due 04/22/2034 •(a)		2,900	2,900
6.626% due 07/15/2030 •		2,513	2,512
6.719% due 07/22/2032 •		1,600	1,600

Apidos CLO
6.460% due 07/18/2029 •		604	606
6.508% due 07/17/2030 •		309	310

Aqueduct European CLO DAC
4.610% due 07/20/2030 •	EUR	3,829	4,136

24	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Arbor Realty Commercial Real Estate Notes Ltd.
6.769% due 01/15/2037 •		$20,250	$20,170

Ares European CLO DAC
4.552% due 04/15/2030 •	EUR	1,685	1,813
4.722% due 10/15/2031 •		1,896	2,035
4.820% due 04/20/2032 •		5,200	5,575

Argent Securities Trust
5.744% due 07/25/2036 •		$4,225	3,612
5.764% due 05/25/2036 •		2,374	583

Armada Euro CLO DAC
4.662% due 07/15/2031 •	EUR	6,099	6,560

Atlas Senior Loan Fund Ltd.
6.659% due 04/22/2031 •		$3,057	3,064
6.666% due 01/15/2031 •		312	312

Avoca CLO DAC
4.746% due 01/12/2031 •	EUR	2,172	2,336

Bain Capital Euro CLO DAC
4.710% due 01/20/2032 •		6,471	6,920

Bear Stearns Asset-Backed Securities Trust
6.394% due 10/25/2037 •		$1,467	1,382

Benefit Street Partners CLO Ltd.
6.656% due 07/15/2032 •		2,150	2,150

BlueMountain Fuji EUR CLO DAC
4.592% due 07/15/2030 •	EUR	210	226
4.662% due 01/15/2031 •		11,021	11,845

BPCRE Ltd.
7.727% due 01/16/2037 •		$3,488	3,490

Cairn CLO DAC
4.487% due 04/30/2031 •	EUR	3,333	3,584
4.722% due 10/15/2031 •		3,097	3,317

Carbone CLO Ltd.
6.719% due 01/20/2031 •		$2,266	2,269

Carlyle Euro CLO DAC
4.531% due 08/15/2030 •	EUR	489	526
4.642% due 01/15/2031 •		8,496	9,085

Carlyle Global Market Strategies CLO Ltd.
6.659% due 04/22/2032 •		$1,500	1,503

Carlyle Global Market Strategies Euro CLO DAC
4.651% due 11/15/2031 •	EUR	6,087	6,525

CBAM Ltd.
6.699% due 04/20/2032 •		$1,600	1,600
6.829% due 07/20/2030 •		2,186	2,190

Cedar Funding CLO Ltd.
6.678% due 07/17/2031 •		2,218	2,224

Cent CLO Ltd.
6.551% due 07/27/2030 •		1,608	1,607

CIFC Funding Ltd.
6.529% due 04/20/2030 •		248	248
6.758% due 11/16/2030 •		488	489
6.778% due 10/17/2031 •		1,850	1,855

CIT Mortgage Loan Trust
6.944% due 10/25/2037 •		4,150	4,127

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Mortgage Loan Trust
5.524% due 01/25/2037 •		$39	$28
5.624% due 03/25/2037 •		9,047	7,488
5.794% due 03/25/2037 •		5,646	4,672
5.904% due 12/25/2036 •		931	626
5.939% due 10/25/2036 •		7,400	7,155
6.144% due 11/25/2046 •		11,000	8,827
6.149% due 03/25/2037 •		3,200	2,966

Countrywide Asset-Backed Certificates Trust
4.394% due 11/25/2034 •		7,502	6,289
5.584% due 07/25/2037 •		2,781	2,526
5.644% due 09/25/2037 •		1,452	1,274
5.944% due 03/25/2037 •		4,745	4,525

Crestline Denali CLO Ltd.
6.699% due 01/20/2030 •		173	173
6.717% due 10/23/2031 •		9,426	9,423

CVC Cordatus Loan Fund DAC
4.570% due 09/15/2031 •	EUR	2,987	3,205
4.592% due 10/15/2031 •		8,609	9,230

Dryden CLO Ltd.
6.567% due 01/17/2033 •		$1,850	1,853
6.579% due 05/15/2031 •		1,514	1,517

Dryden Euro CLO DAC
4.651% due 05/15/2032 •	EUR	2,103	2,260

Dryden Senior Loan Fund
6.476% due 04/15/2029 •		$2,794	2,792
6.769% due 08/15/2030 •		2,814	2,815

Elevation CLO Ltd.
6.536% due 10/25/2030 •		756	757

Euro-Galaxy CLO DAC
4.565% due 04/24/2034 •	EUR	5,941	6,376

Fremont Home Loan Trust
5.714% due 10/25/2036 •		$469	411

Galaxy CLO Ltd.
6.546% due 10/15/2030 •		3,372	3,371

Greywolf CLO Ltd.
6.746% due 01/27/2031 •		1,179	1,179

GSAA Home Equity Trust
6.044% due 03/25/2037 •		512	200

GSAMP Trust
5.814% due 03/25/2047 •		2,500	1,958
5.964% due 02/25/2046 •		1,662	1,514
6.419% due 03/25/2035 •		1,085	1,001

Halseypoint CLO Ltd.
7.029% due 11/30/2032 •		2,000	2,000

Harvest CLO DAC
4.553% due 06/26/2030 •	EUR	5,732	6,176
4.582% due 10/15/2031 •		7,798	8,364
4.650% due 10/20/2031 •		4,615	4,946
4.785% due 11/18/2030 •		3,456	3,718

Home Equity Asset Trust
6.119% due 02/25/2036 •		$2,187	2,110

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	25

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Home Equity Mortgage Loan Asset-Backed Trust
5.664% due 04/25/2037 •		$1,600	$1,203

HSI Asset Securitization Corp. Trust
5.744% due 07/25/2036 •		7,016	3,080
5.984% due 02/25/2036 •		1,061	1,037

ICG U.S. CLO Ltd.
6.659% due 07/22/2031 •		4,896	4,906

IndyMac INDB Mortgage Loan Trust
5.584% due 07/25/2036 •		3,858	1,226

Invesco Euro CLO DAC
4.862% due 07/15/2032 •	EUR	1,200	1,290

JP Morgan Mortgage Acquisition Trust
5.654% due 10/25/2036 •		$68	67
5.724% due 06/25/2037 •		4,500	3,878
5.744% due 07/25/2036 •		12,497	5,411

Jubilee CLO DAC
4.592% due 04/15/2031 •	EUR	800	860

KKR CLO Ltd.
6.500% due 07/18/2030 •		$2,241	2,245
6.526% due 07/15/2030 •		1,511	1,514

Laurelin DAC
4.690% due 10/20/2031 •	EUR	3,646	3,918

LCM LP
6.441% due 07/19/2027 •		$45	45
6.706% due 10/15/2031 •		3,331	3,337

LCM Ltd.
6.646% due 04/15/2031 •		1,900	1,900
6.649% due 01/20/2031 •		1,917	1,921

Lehman ABS Manufactured Housing Contract Trust
7.170% due 04/15/2040 ~		2,163	1,924

Lehman XS Trust
4.854% due 06/25/2036 þ		2,703	2,526
5.764% due 05/25/2036 •		1,053	903

LoanCore Issuer Ltd.
6.869% due 01/17/2037 •		7,499	7,434

Madison Park Euro Funding DAC
4.692% due 01/15/2032 •	EUR	4,497	4,801

Madison Park Funding Ltd.
6.477% due 07/23/2029 •		$2,774	2,775
6.551% due 07/27/2031 •		2,070	2,069
6.556% due 04/25/2029 •		1,011	1,010
6.569% due 04/20/2032 •		1,850	1,850

Magnetite Ltd.
6.449% due 11/15/2028 •		276	276

Man GLG Euro CLO DAC
4.630% due 12/15/2031 •	EUR	4,883	5,249
4.812% due 01/15/2030 •		342	369

Marble Point CLO Ltd.
6.616% due 10/15/2030 •		$3,742	3,750

MASTR Asset-Backed Securities Trust
5.594% due 10/25/2036 •		1,472	492

MASTR Specialized Loan Trust
6.184% due 01/25/2037 •		18,935	7,799

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MF1 Ltd.
7.140% due 11/15/2035 •		$1,736	$1,739

MidOcean Credit CLO
6.611% due 01/29/2030 •		745	745

Morgan Stanley ABS Capital, Inc. Trust
5.504% due 05/25/2037 •		351	309

Morgan Stanley Mortgage Loan Trust
6.164% due 04/25/2037 •		582	160
6.410% due 11/25/2036 þ		1,478	338

Mountain View CLO Ltd.
6.696% due 07/15/2031 •		3,686	3,683

Neuberger Berman CLO Ltd.
6.490% due 10/18/2029 •		1,014	1,016
6.619% due 04/20/2031 •		2,950	2,950

New Century Home Equity Loan Trust
6.209% due 02/25/2035 •		1,213	1,166

NovaStar Mortgage Funding Trust
5.784% due 11/25/2036 •		7,952	2,484
6.149% due 01/25/2036 •		875	864

OAK Hill European Credit Partners DAC
4.700% due 01/20/2032 •	EUR	2,814	3,027
4.710% due 10/20/2031 •		3,696	3,958

Oaktree CLO Ltd.
6.689% due 04/22/2030 •		$2,200	2,201
6.699% due 10/20/2032 •		2,500	2,505

OCP CLO Ltd.
6.699% due 07/20/2029 •		4,021	4,028

OCP Euro CLO DAC
4.762% due 01/15/2032 •	EUR	12,502	13,471
4.850% due 09/22/2034 •		9,700	10,435

OZLM Ltd.
6.521% due 10/20/2031 •		$460	461
6.739% due 07/20/2032 •		3,700	3,707
6.829% due 10/30/2030 •		782	784

Palmer Square European Loan Funding DAC
4.662% due 10/15/2031 •	EUR	7,504	7,996
4.722% due 04/15/2031 •		5,366	5,736

Palmer Square Loan Funding Ltd.
6.376% due 10/15/2029 •		$466	465

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
7.469% due 12/25/2034 •		3,100	2,902

Popular ABS Mortgage Pass-Through Trust
5.754% due 06/25/2047 •		2,116	1,953
6.314% due 02/25/2036 •		4,300	3,958

Rad CLO Ltd.
6.700% due 07/24/2032 •		1,400	1,401

Renaissance Home Equity Loan Trust
6.544% due 09/25/2037 •		13,344	5,650

Residential Asset Securities Corp. Trust
5.744% due 09/25/2036 •		8,703	7,980
5.924% due 08/25/2036 •		631	581

26	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Rockford Tower Europe CLO DAC
4.958% due 12/20/2031 •	EUR	1,489	$1,606

Saranac CLO Ltd.
6.717% due 08/13/2031 •		$2,447	2,460

Securitized Asset-Backed Receivables LLC Trust
5.704% due 12/25/2036 •		1,654	1,478
5.884% due 10/25/2036 •		18,579	6,333
5.944% due 05/25/2036 •		3,890	2,084

Sound Point CLO Ltd.
6.659% due 01/20/2032 •		1,500	1,499
6.699% due 01/21/2031 •		2,317	2,317

Soundview Home Loan Trust
5.564% due 11/25/2036 •		429	128

Starwood Commercial Mortgage Trust
6.520% due 07/15/2038 •		38	38

Stratus CLO Ltd.
6.479% due 12/28/2029 •		830	828

Structured Asset Investment Loan Trust
6.164% due 04/25/2033 •		922	924

TCI-Symphony CLO Ltd.
6.596% due 10/13/2032 •		6,174	6,186

TCW CLO Ltd.
6.556% due 04/25/2031 •		5,264	5,263

TIAA CLO Ltd.
6.779% due 07/20/2031 •		1,988	1,989

Toro European CLO DAC
4.856% due 01/12/2032 •	EUR	4,900	5,272

TPG Real Estate Finance Issuer Ltd.
6.969% due 02/15/2039 •		$6,300	6,253

Venture CLO Ltd.
6.456% due 04/15/2027 •		952	952
6.559% due 09/07/2030 •		2,210	2,209
6.629% due 07/20/2030 •		2,709	2,714
6.636% due 07/15/2031 •		3,619	3,620
6.679% due 01/20/2029 •		619	618
6.709% due 04/20/2032 •		9,000	9,015
6.739% due 07/30/2032 •		14,700	14,707

Vibrant CLO Ltd.
6.544% due 06/20/2029 •		70	70
6.699% due 07/20/2032 •		2,400	2,404

VMC Finance LLC
7.219% due 02/18/2039 •		16,169	15,783

Voya CLO Ltd.
6.528% due 04/17/2030 •		2,109	2,113
6.556% due 06/07/2030 •		944	945
6.576% due 10/15/2030 •		3,946	3,950
6.676% due 07/14/2031 •		2,120	2,117
6.786% due 10/15/2030 •		5,718	5,729

Wellfleet CLO Ltd.
6.469% due 04/20/2029 •		158	158
6.749% due 07/20/2032 •		7,688	7,704

Wells Fargo Home Equity Asset-Backed Securities Trust
7.844% due 12/25/2034 •		1,460	1,439

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wind River CLO Ltd.
6.610% due 07/18/2031 •		$1,572	$1,572
6.656% due 07/15/2031 •		3,700	3,698

Total Asset-Backed Securities (Cost $600,903)			568,533

SOVEREIGN ISSUES 8.2%

Argentina Treasury Bond BONCER
0.000% due 06/30/2025 (c)	ARS	70,673	98

Brazil Letras do Tesouro Nacional
0.000% due 07/01/2024 (c)	BRL	197,900	38,529
0.000% due 10/01/2024 (c)		68,700	13,054

Canada Government Bond
4.250% due 12/01/2026 (d)	CAD	20,187	15,927

France Government International Bond
0.100% due 03/01/2026 (d)	EUR	25,308	27,082
0.100% due 07/25/2031 (d)		50,694	53,597
0.100% due 07/25/2038 (d)		346	344
0.250% due 07/25/2024 (d)		19,232	20,956

Italy Buoni Poliennali Del Tesoro
0.400% due 05/15/2030 (d)		10,589	10,818
1.400% due 05/26/2025 (d)		98,017	104,698
1.800% due 05/15/2036		3,981	4,314

Japan Government International Bond
0.100% due 03/10/2028	JPY	6,283,265	43,582
0.100% due 03/10/2029		11,985,299	83,488

New Zealand Government International Bond
2.000% due 09/20/2025 (d)	NZD	2,574	1,526

Total Sovereign Issues (Cost $463,950)			418,013

		SHARES
PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

Bank of America Corp.
5.875% due 03/15/2028 •(e)		3,840,000	3,775

Total Preferred Securities (Cost $3,840)			3,775

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	27

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 11.5%

COMMERCIAL PAPER 1.2%

Alimentation Couche-Tard, Inc.
5.540% due 04/12/2024	$1,600	$1,596
5.540% due 04/25/2024	550	548
5.560% due 04/16/2024	550	548

Amcor Flexibles North America, Inc.
5.520% due 04/10/2024	400	399
5.520% due 04/15/2024	850	848

American Electric Power Co., Inc.
5.500% due 04/02/2024	750	749
5.560% due 04/22/2024	2,600	2,590
5.560% due 05/15/2024	850	844
5.590% due 06/11/2024	400	395

Arrow Electronics, Inc.
5.750% due 04/04/2024	250	250

AT&T
5.520% due 04/18/2024	4,050	4,037
5.520% due 04/19/2024	550	548

Avangrid, Inc.
5.500% due 04/03/2024	250	250

Bacardi Martini BV
5.700% due 04/18/2024	300	299
5.900% due 04/17/2024	450	449

Campbell Soup Co.
5.630% due 04/03/2024	600	599

Constellation Energy Generation LLC
5.500% due 04/02/2024	350	350

Crown Castle, Inc.
5.800% due 04/16/2024	350	349
5.810% due 04/09/2024	350	349
5.820% due 04/02/2024	300	300
5.830% due 04/09/2024	400	399
5.830% due 04/16/2024	700	698
5.830% due 04/18/2024	350	349
5.830% due 04/30/2024	750	746
5.850% due 05/02/2024	2,250	2,237

CVS Health Corp.
5.570% due 04/01/2024	600	600
5.600% due 04/01/2024	2,100	2,099

Dominion Energy, Inc.
5.580% due 05/13/2024	300	298
5.600% due 04/16/2024	500	499
5.600% due 04/23/2024	2,900	2,889

Duke Energy Corp.
5.500% due 05/07/2024	450	447

Enbridge U.S., Inc.
5.520% due 04/04/2024	350	350
5.520% due 04/05/2024	750	749
5.530% due 04/15/2024	1,650	1,645

Entergy Corp.
5.530% due 04/26/2024	450	448
5.570% due 06/03/2024	300	297

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.600% due 05/02/2024	$550	$547
5.600% due 05/06/2024	350	348
5.600% due 05/21/2024	350	347
5.600% due 07/02/2024	350	345

Equifax, Inc.
5.500% due 04/08/2024	250	250

Eversource Energy
5.570% due 04/03/2024	300	300
5.600% due 04/03/2024	250	250
5.600% due 04/04/2024	400	400
5.600% due 04/12/2024	400	399
5.620% due 04/01/2024	900	899
5.620% due 04/05/2024	500	499
5.630% due 04/15/2024	650	648
5.630% due 04/16/2024	350	349
5.630% due 04/17/2024	500	498
5.630% due 04/23/2024	350	349

Intercontinental Exchange, Inc.
5.520% due 04/01/2024	250	250
5.520% due 04/10/2024	250	249
5.520% due 04/11/2024	250	249
5.520% due 04/17/2024	450	449
5.520% due 04/18/2024	250	249
5.540% due 04/24/2024	500	498
5.550% due 05/03/2024	250	249

Keurig Dr Pepper, Inc.
5.480% due 04/04/2024	900	899
5.520% due 04/17/2024	2,300	2,293
5.530% due 04/22/2024	400	398
5.550% due 04/22/2024	1,100	1,096

L3Harris Technologies, Inc.
5.520% due 04/15/2024	500	499
5.520% due 04/17/2024	400	399
5.520% due 04/18/2024	250	249
5.600% due 04/01/2024	250	250
5.650% due 04/08/2024	350	349
5.650% due 04/10/2024	350	349

Microchip Technology, Inc.
5.510% due 04/30/2024	450	448
5.570% due 04/19/2024	450	448

National Grid North America, Inc.
5.520% due 04/15/2024	400	399
5.520% due 04/18/2024	650	648
5.520% due 04/26/2024	650	647

NextEra Energy Capital Holdings, Inc.
5.570% due 04/24/2024	350	349
5.570% due 04/25/2024	650	647
5.570% due 04/26/2024	250	249
5.600% due 05/06/2024	250	248
5.600% due 05/07/2024	800	795
5.600% due 05/08/2024	800	795

Penske Truck Leasing Co. LP
5.500% due 04/12/2024	600	599
5.550% due 04/26/2024	500	498

28	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Phillips 66
5.550% due 04/02/2024		$400	$400
5.550% due 04/04/2024		1,050	1,049

Rogers Communications, Inc.
5.640% due 04/11/2024		500	499

Southern California Edison Co.
5.530% due 04/11/2024		400	399

Southern Co.
5.550% due 04/22/2024		350	349
5.550% due 04/23/2024		450	448
5.550% due 04/24/2024		250	249

VW Credit, Inc.
5.550% due 04/18/2024		1,250	1,246
5.550% due 04/23/2024		400	398
5.550% due 04/25/2024		400	398
5.720% due 04/03/2024		600	599

			59,253

REPURCHASE AGREEMENTS (f) 5.6%
			285,209

SHORT-TERM NOTES 0.0%

Argentina Treasury Bond BONCER
3.750% due 05/20/2024	ARS	134,333	140

U.S. TREASURY BILLS 4.7%
5.360% due 04/04/2024 - 06/20/2024 (b)(c)(k)		$240,108	238,758

Total Short-Term Instruments (Cost $583,394)			583,360

Total Investments in Securities (Cost $6,332,824)			6,108,294

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 1.4%

SHORT-TERM INSTRUMENTS 1.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.4%

PIMCO Short-Term Floating NAV Portfolio III	7,538,609	$73,328

Total Short-Term Instruments (Cost $73,330)		73,328

Total Investments in Affiliates (Cost $73,330)		73,328

Total Investments 121.6% (Cost $6,406,154)		$6,181,622

Financial Derivative Instruments (h)(j) 0.3% (Cost or Premiums, net $(5,260))		16,407

Other Assets and Liabilities, net (21.9)%		(1,115,840)

Net Assets 100.0%		$5,082,189

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	When-issued security.

(b)	Coupon represents a weighted average yield to maturity.

(c)	Zero coupon security.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	29

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

(d)	Principal amount of security is adjusted for inflation.

(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	5.430%	03/28/2024	04/01/2024	$260,000	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2027	$(265,411)	$260,000	$260,157
DEU	5.390	03/28/2024	04/01/2024	17,700	U.S. Treasury Bonds 3.375% due 08/15/2042	(18,194)	17,700	17,711
FICC	2.600	03/28/2024	04/01/2024	7,509	U.S. Treasury Notes 5.000% due 09/30/2025	(7,659)	7,509	7,511

Total Repurchase Agreements						$(291,264)	$285,209	$285,379

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BPS	(0.130)%	01/25/2024	04/25/2024	JPY (62,832,975)	$(414,968)

Total Reverse Repurchase Agreements					$(414,968)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BPS	$260,157	$(414,968)	$0	$(154,811)	$170,422	$15,611
DEU	17,711	0	0	17,711	(18,194)	(483)
FICC	7,511	0	0	7,511	(7,659)	(148)

Total Borrowings and Other Financing Transactions	$285,379	$(414,968)	$0

30	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2024

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(414,968)	$0	$0	$(414,968)

Total Borrowings	$0	$(414,968)	$0	$0	$(414,968)

Payable for reverse repurchase agreements					$(414,968)

(g)	Securities with an aggregate market value of $435,833 have been pledged as collateral under the terms of the above master agreements as of March 31, 2024.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(271,191) at a weighted average interest rate of 3.755%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(h) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT Corn December 2024 Futures	$600.000	11/22/2024	436	$2,180	$229	$169

FUTURE STYLED COMMODITY OPTIONS(1)

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - ICE Brent Crude September 2024 Futures	$65.000	07/26/2024	63	$63	$137	$26
Call - ICE Brent Crude September 2024 Futures	70.000	07/26/2024	63	63	206	48

					$343	$74

Total Purchased Options					$572	$243

WRITTEN OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT Corn December 2024 Futures	$400.000	11/22/2024	436	2,180	$(161)	$(123)
Call - CME Gold May 2024 Futures	2,200.000	04/25/2024	32	3	(36)	(169)
Call - CME Gold May 2024 Futures	2,250.000	04/25/2024	22	2	(34)	(61)
Call - CME Gold May 2024 Futures	2,300.000	04/25/2024	12	1	(10)	(17)
Call - NYMEX Crude June 2024 Futures	83.000	05/16/2024	92	92	(175)	(235)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	31

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - NYMEX Crude June 2024 Futures	$84.000	05/16/2024	12	12	$(15)	$(25)
Call - NYMEX Crude June 2024 Futures	86.000	05/16/2024	6	6	(8)	(9)
Call - NYMEX Crude May 2024 Futures	81.000	04/17/2024	11	11	(14)	(34)
Call - NYMEX Crude May 2024 Futures	82.000	04/17/2024	6	6	(8)	(14)
Call - NYMEX Crude May 2024 Futures	82.500	04/17/2024	5	5	(7)	(10)
Call - NYMEX Crude May 2024 Futures	83.000	04/17/2024	9	9	(12)	(17)
Call - NYMEX Crude May 2024 Futures	84.000	04/17/2024	8	8	(9)	(11)
Put - NYMEX Natural Gas May 2024 Futures	1.650	04/25/2024	20	200	(17)	(12)
Put - NYMEX Natural Gas May 2024 Futures	1.700	04/25/2024	10	100	(11)	(8)
Call - NYMEX Natural Gas May 2024 Futures	2.300	04/25/2024	20	200	(14)	(2)
Put - NYMEX Crude June 2024 Futures	65.000	05/16/2024	69	69	(200)	(8)

					$(731)	$(755)

FUTURE STYLED COMMODITY OPTIONS(1)

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - EUREX Dutch TTF Natural Gas August 2024 Futures	$60.000	07/26/2024	3	$2	$(5)	$(1)
Call - EUREX Dutch TTF Natural Gas August 2024 Futures	65.000	07/26/2024	2	1	(3)	(1)
Call - EUREX Dutch TTF Natural Gas August 2024 Futures	70.000	07/26/2024	2	1	(7)	0
Call - EUREX Dutch TTF Natural Gas August 2024 Futures	75.000	07/26/2024	4	3	(10)	(1)
Call - EUREX Dutch TTF Natural Gas July 2024 Futures	34.000	06/26/2024	9	7	(15)	(12)
Call - EUREX Dutch TTF Natural Gas July 2024 Futures	60.000	06/26/2024	3	2	(5)	(1)
Call - EUREX Dutch TTF Natural Gas July 2024 Futures	65.000	06/26/2024	2	1	(3)	0
Call - EUREX Dutch TTF Natural Gas July 2024 Futures	70.000	06/26/2024	2	1	(7)	0
Call - EUREX Dutch TTF Natural Gas July 2024 Futures	75.000	06/26/2024	4	3	(10)	0
Call - EUREX Dutch TTF Natural Gas June 2024 Futures	32.000	05/24/2024	20	14	(14)	(20)
Call - EUREX Dutch TTF Natural Gas June 2024 Futures	34.000	05/24/2024	15	11	(17)	(11)
Call - EUREX Dutch TTF Natural Gas June 2024 Futures	35.000	05/24/2024	39	28	(37)	(26)
Call - EUREX Dutch TTF Natural Gas June 2024 Futures	40.000	05/24/2024	20	14	(11)	(7)
Call - EUREX Dutch TTF Natural Gas June 2024 Futures	45.000	05/24/2024	10	7	(5)	(2)
Call - EUREX Dutch TTF Natural Gas June 2024 Futures	60.000	05/24/2024	3	2	(5)	0
Call - EUREX Dutch TTF Natural Gas June 2024 Futures	65.000	05/24/2024	2	1	(3)	0
Call - EUREX Dutch TTF Natural Gas June 2024 Futures	70.000	05/24/2024	2	1	(7)	0
Call - EUREX Dutch TTF Natural Gas June 2024 Futures	75.000	05/24/2024	4	3	(9)	0
Call - EUREX Dutch TTF Natural Gas May 2024 Futures	31.000	04/26/2024	20	15	(19)	(12)
Call - EUREX Dutch TTF Natural Gas May 2024 Futures	35.000	04/26/2024	14	10	(22)	(4)
Call - EUREX Dutch TTF Natural Gas May 2024 Futures	40.000	04/26/2024	35	26	(14)	(5)
Call - EUREX Dutch TTF Natural Gas May 2024 Futures	60.000	04/26/2024	3	2	(5)	0
Call - EUREX Dutch TTF Natural Gas May 2024 Futures	65.000	04/26/2024	2	1	(3)	0
Call - EUREX Dutch TTF Natural Gas May 2024 Futures	70.000	04/26/2024	2	1	(7)	0
Call - EUREX Dutch TTF Natural Gas May 2024 Futures	75.000	04/26/2024	4	3	(10)	0
Call - EUREX Dutch TTF Natural Gas September 2024 Futures	60.000	08/27/2024	3	2	(5)	(1)
Call - EUREX Dutch TTF Natural Gas September 2024 Futures	65.000	08/27/2024	2	1	(3)	(1)
Call - EUREX Dutch TTF Natural Gas September 2024 Futures	70.000	08/27/2024	2	1	(7)	(1)
Call - EUREX Dutch TTF Natural Gas September 2024 Futures	75.000	08/27/2024	4	3	(9)	(1)
Put - EUREX Dutch TTF Natural Gas August 2024 Futures	25.000	07/26/2024	4	3	(10)	(8)
Put - EUREX Dutch TTF Natural Gas July 2024 Futures	25.000	06/26/2024	4	3	(10)	(6)
Put - EUREX Dutch TTF Natural Gas June 2024 Futures	25.000	05/24/2024	4	3	(10)	(4)
Put - EUREX Dutch TTF Natural Gas May 2024 Futures	25.000	04/26/2024	4	3	(10)	(2)
Put - EUREX Dutch TTF Natural Gas September 2024 Futures	25.000	08/27/2024	4	3	(10)	(8)
Call - ICE Brent Crude July 2024 Futures	90.000	05/28/2024	17	17	(23)	(28)
Call - ICE Brent Crude July 2024 Futures	91.000	05/28/2024	18	18	(21)	(25)
Call - ICE Brent Crude June 2024 Futures	86.000	04/25/2024	11	11	(15)	(29)
Call - ICE Brent Crude June 2024 Futures	86.500	04/25/2024	11	11	(14)	(26)
Call - ICE Brent Crude June 2024 Futures	87.000	04/25/2024	12	12	(18)	(25)
Call - ICE Brent Crude June 2024 Futures	87.500	04/25/2024	8	8	(10)	(15)
Call - ICE Brent Crude June 2024 Futures	88.000	04/25/2024	23	23	(29)	(37)

32	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2024

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - ICE Brent Crude September 2024 Futures	$85.000	07/26/2024	63	$63	$(199)	$(273)
Call - ICE Brent Crude September 2024 Futures	90.000	07/26/2024	63	63	(182)	(153)
Put - ICE Put Options Strike @ USD 35.000 on California Carbon Allowance December 2024 Futures	35.000	12/16/2024	114	114	(245)	(247)
Call - NYMEX Crude May 2024 Futures	85.000	04/17/2024	12	12	(14)	(12)

					$(1,097)	$(1,005)

FUTURE STYLED OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS(1)

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - ICE 3-Month Euribor April 2024 Futures	$96.750	04/12/2024	1,847	$4,618	$(1,250)	$(13)

Total Written Options					$(3,078)	$(1,773)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Arabica Coffee May Futures	05/2024	43	$3,045	$54	$0	$(29)
Arabica Coffee September Futures	09/2024	73	5,136	100	0	(51)
Australia Government 10-Year Bond June Futures	06/2024	997	75,739	525	378	0
Brent Crude December Futures	10/2024	152	12,532	386	141	0
Brent Crude June Futures	04/2024	262	22,794	1,095	417	0
Brent Crude November Futures	09/2024	88	7,314	670	96	0
Brent Crude October Futures	08/2024	94	7,878	676	108	0
Brent Crude September Futures	07/2024	37	3,129	205	46	0
California Carbon Allowance December Futures	12/2024	2,501	99,565	2,543	1,526	0
California Carbon Allowance December Futures	12/2025	939	39,785	(964)	573	0
Cocoa December Futures	12/2024	141	10,622	2,559	0	(4)
Copper July Futures	07/2024	68	6,866	70	13	0
Corn December Futures	12/2024	44	1,051	31	33	0
Cotton No. 2 December Futures	12/2024	186	7,811	69	60	0
Euro-BTP Italy Government Bond June Futures	06/2024	520	66,765	1,159	213	(258)
Euro-Buxl 30-Year Bond June Futures	06/2024	12	1,758	0	21	0
European Climate Exchange December Futures	12/2024	75	5,000	94	12	(51)
Gas Oil August Futures	08/2024	9	716	5	4	0
Gas Oil December Futures	12/2024	30	2,334	3	11	0
Gas Oil December Futures	12/2025	3	220	6	1	0
Hard Red Winter Wheat December Futures	12/2024	117	3,563	(122)	34	0
Hard Red Winter Wheat July Futures	07/2024	247	7,160	231	71	0
Hard Red Winter Wheat May Futures	05/2024	202	5,911	(2)	71	0
Iron Ore July Futures	07/2024	813	8,108	(420)	51	0
Lean Hogs October Futures	10/2024	20	702	11	2	0
Live Cattle June Futures	06/2024	176	12,690	(176)	111	0
Low Sulphur Gasoil 1st Line vs Brent 1st Line August Futures	08/2024	3	68	(4)	0	(2)
Low Sulphur Gasoil 1st Line vs Brent 1st Line July Futures	07/2024	3	67	(5)	0	(2)
Low Sulphur Gasoil 1st Line vs Brent 1st Line September Futures	09/2024	3	70	(2)	0	(1)
Mont Belvieu LDH Propane 5 Decimal (OPIS) June Futures	06/2024	41	1,421	132	0	(4)
Natural Gas December Futures	11/2024	18	470	25	8	(4)
Natural Gas February Futures	01/2025	35	1,243	(111)	20	0
Natural Gas June Futures	05/2024	14	280	(8)	6	0
Natural Gas March Futures	02/2025	156	4,992	(463)	80	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	33

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Natural Gas May Futures	04/2024	678	$11,953	$(1,286)	$305	$0
Natural Gas November Futures	10/2024	18	440	8	8	(4)
Natural Gas November Futures	10/2024	1	29	(10)	1	0
Natural Gas October Futures	09/2024	146	3,694	(2,337)	74	0
Natural Gas October Futures	09/2024	18	419	(27)	8	(4)
New York Harbor September Futures	08/2024	24	2,640	10	23	0
RBOB Gasoline September Futures	08/2024	55	5,826	360	88	0
Soybean July Futures	07/2024	245	14,764	107	0	(15)
Soybean Meal July Futures	07/2024	841	28,678	111	0	(135)
U.S. Treasury 5-Year Note June Futures	06/2024	2,018	215,958	721	0	(236)
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2024	3,475	398,268	1,064	54	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2024	755	97,395	1,786	354	0
Wheat May Futures	05/2024	432	12,101	(306)	275	0
WTI Crude August Futures	07/2024	34	2,750	48	47	0
WTI Crude December Futures	11/2024	6	467	41	6	0
WTI Crude December Futures	11/2025	90	6,509	193	62	0
WTI Crude January Futures	12/2024	60	4,631	67	59	0
WTI Crude July Futures	06/2024	26	2,123	125	38	0
WTI Crude June Futures	05/2025	331	24,712	855	271	0
WTI Crude June Futures	05/2026	1	70	6	1	0
WTI Crude November Futures	10/2024	134	10,524	939	147	0
WTI Crude October Futures	09/2024	144	11,418	973	168	0
WTI Crude September Futures	08/2024	2	160	1	3	0

				$11,821	$6,099	$(800)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Aluminum July Futures	07/2024	268	$(15,731)	$(432)	$0	$(432)
Arabica Coffee July Futures	07/2024	59	(4,161)	(97)	41	0
Australia Government 3-Year Bond June Futures	06/2024	284	(19,786)	5	0	(27)
Brent Crude December Futures	10/2025	26	(2,007)	(97)	0	(18)
Brent Crude December Futures	10/2026	45	(3,326)	(110)	0	(20)
Brent Crude February Futures	12/2024	47	(3,818)	(275)	0	(45)
Brent Crude July Futures	05/2024	36	(3,101)	(329)	0	(52)
Brent Crude June Futures	04/2025	133	(10,562)	(506)	0	(112)
Brent Crude June Futures	04/2026	1	(75)	(6)	0	(1)
Brent Crude March Futures	01/2025	44	(3,552)	(282)	0	(40)
Brent Dubai May Futures	05/2024	7	0	4	0	0
Cocoa July Futures	07/2024	68	(6,328)	(1,264)	8	0
Cocoa September Futures	09/2024	22	(1,892)	(392)	1	0
Corn July Futures	07/2024	1,666	(37,860)	(669)	0	(1,275)
Corn May Futures	05/2024	492	(10,873)	52	0	(375)
Corn September Futures	09/2024	382	(8,872)	(257)	0	(306)
Euro-Bobl June Futures	06/2024	61	(7,782)	(32)	0	(20)
Euro-Bund June Futures	06/2024	730	(105,045)	(473)	0	(496)
Euro-OAT France Government 10-Year Bond June Futures	06/2024	647	(89,465)	(839)	105	(321)
Euro-Schatz June Futures	06/2024	2,905	(331,270)	(250)	94	(235)
Gas Oil June Futures	06/2024	114	(9,143)	(366)	0	(57)
Gas Oil June Futures	06/2025	5	(376)	(12)	0	(2)
Gas Oil October Futures	10/2024	18	(1,427)	(9)	0	(8)
Gas Oil September Futures	09/2024	61	(4,840)	65	0	(29)
Globex Natural Gas May Futures	04/2024	7	(123)	4	0	(3)
Gold 100 oz. June Futures	06/2024	49	(10,968)	(179)	0	(126)

34	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2024

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Hard Red Winter Wheat September Futures	09/2024	170	$(5,021)	$(28)	$0	$(47)
Jet CIF NWE Cargoes (Platts) vs Brent 1st Line Mini August Futures	08/2024	3	(75)	4	1	0
Jet CIF NWE Cargoes (Platts) vs Brent 1st Line Mini July Futures	07/2024	3	(73)	6	1	0
Jet CIF NWE Cargoes (Platts) vs Brent 1st Line Mini September Futures	09/2024	3	(76)	3	1	0
Lead July Futures	07/2024	90	(4,642)	7	57	(50)
Lean Hogs June Futures	06/2024	260	(10,551)	(432)	16	0
Live Cattle October Futures	10/2024	8	(580)	15	0	(5)
Mont Belvieu LDH Propane 5 Decimal (OPIS) May Futures	05/2024	41	(1,429)	(2)	3	0
Natural Gas April Futures	03/2025	47	(1,414)	0	0	(22)
Natural Gas August Futures	07/2024	8	(178)	0	2	(4)
Natural Gas August Futures	07/2024	14	(342)	2	0	(7)
Natural Gas December Futures	11/2024	132	(4,543)	607	0	(90)
Natural Gas January Futures	12/2024	159	(5,926)	504	0	(102)
Natural Gas July Futures	06/2024	6	(133)	1	2	(3)
Natural Gas July Futures	06/2024	440	(10,296)	486	0	(207)
Natural Gas June Futures	05/2024	84	(1,792)	(69)	26	(37)
Natural Gas May Futures	04/2024	26	(571)	17	9	(11)
Natural Gas September Futures	08/2024	8	(175)	(3)	2	(3)
Natural Gas September Futures	08/2024	127	(3,095)	(140)	0	(66)
Nickel July Futures	07/2024	1	(101)	6	6	0
Palladium June Futures	06/2024	16	(1,634)	(32)	0	(49)
Platinum July Futures	07/2024	88	(4,053)	(39)	0	(50)
RBOB Gasoline June Futures	05/2024	62	(7,001)	(335)	0	(118)
Robusta Coffee July Futures	07/2024	7	(238)	(1)	5	0
Robusta Coffee May Futures	05/2024	97	(3,375)	(358)	78	0
Short Italian Bond (BTP) June Futures	06/2024	891	(101,778)	(196)	96	(58)
Silver July Futures	07/2024	3	(377)	(2)	0	(2)
Soybean Meal December Futures	12/2024	145	(5,021)	(31)	4	0
Soybean November Futures	11/2024	83	(4,923)	(80)	0	(11)
Soybean Oil December Futures	12/2024	145	(4,200)	(237)	0	(32)
Soybean Oil July Futures	07/2024	89	(2,589)	(34)	0	(14)
Sugar No. 11 October Futures	09/2024	34	(840)	(22)	0	(8)
U.S. Treasury 2-Year Note June Futures	06/2024	5,112	(1,045,324)	(108)	1,038	0
U.S. Treasury 10-Year Note June Futures	06/2024	5,068	(561,519)	(2,228)	396	0
U.S. Treasury Long-Term Bond June Futures	06/2024	4,294	(517,159)	(8,805)	0	(1,073)
UK Natural Gas June Futures	05/2024	35	(897)	(54)	17	(15)
Wheat December Futures	12/2024	117	(3,580)	94	0	(51)
Wheat July Futures	07/2024	14	(403)	(8)	0	(8)
Wheat September Futures	09/2024	173	(5,116)	(87)	0	(95)
WTI Crude April Futures	03/2025	44	(3,323)	(163)	0	(38)
WTI Crude December Futures	11/2024	156	(12,143)	(432)	0	(162)
WTI Crude February Futures	01/2025	72	(5,513)	(397)	0	(67)
WTI Crude June Futures	05/2024	223	(18,380)	(938)	0	(366)
WTI Crude March Futures	02/2025	67	(5,094)	(395)	0	(60)
WTI Crude May Futures	04/2024	82	(6,820)	(156)	0	(111)
WTI Crude May Futures	04/2025	36	(2,703)	(37)	0	(30)
Zinc July Futures	07/2024	67	(4,099)	88	88	0

				$(20,755)	$2,097	$(7,072)

Total Futures Contracts				$(8,934)	$8,196	$(7,872)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	35

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.300%	Semi-Annual	09/20/2027	JPY	2,495,000	$(45)	$138	$93	$0	$(7)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.300	Semi-Annual	03/20/2028		568,470	(11)	40	29	0	(2)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.550	Annual	09/14/2028		9,360,000	(108)	(305)	(413)	0	(42)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.500	Annual	12/15/2031		4,681,000	92	309	401	0	(47)
Receive	1-Day USD-SOFR Compounded-OIS	4.250	Annual	12/20/2025		$56,320	372	210	582	60	0
Pay	1-Day USD-SOFR Compounded-OIS	2.300	Semi-Annual	11/15/2028		201,300	(2,657)	(13,869)	(16,526)	0	(365)
Pay	1-Day USD-SOFR Compounded-OIS	2.340	Semi-Annual	11/21/2028		22,580	(284)	(1,522)	(1,806)	0	(42)
Receive(2)	1-Day USD-SOFR Compounded-OIS	3.757	Annual	11/15/2033		43,200	0	161	161	28	0
Pay	1-Day USD-SOFR Compounded-OIS	3.085	Annual	02/13/2034		176,500	(1,417)	(10,010)	(11,427)	0	(143)
Receive	1-Day USD-SOFR Compounded-OIS	2.285	Semi-Annual	11/15/2053		26,200	1,645	5,884	7,529	0	(43)
Receive	1-Day USD-SOFR Compounded-OIS	2.237	Semi-Annual	11/21/2053		20,100	1,248	4,694	5,942	0	(32)
Receive	1-Day USD-SOFR Compounded-OIS	2.865	Annual	02/13/2054		88,500	1,835	10,479	12,314	0	(186)
Receive(2)	1-Day USD-SOFR Compounded-OIS	3.500	Annual	06/20/2054		29,500	786	(367)	419	0	(61)
Pay	6-Month EUR-EURIBOR	0.550	Annual	08/10/2024	EUR	3,800	(13)	(46)	(59)	0	(2)
Pay	6-Month EUR-EURIBOR	0.700	Annual	04/11/2027		11,500	(56)	(888)	(944)	7	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	04/12/2027		21,700	(118)	(1,704)	(1,822)	14	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	05/11/2027		14,800	(112)	(1,095)	(1,207)	13	0
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/13/2027		25,200	(92)	(1,605)	(1,697)	24	0
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/18/2027		11,200	(42)	(706)	(748)	11	0
Pay	6-Month EUR-EURIBOR	2.879	Annual	08/15/2032		39,900	0	1,540	1,540	190	0
Pay	6-Month EUR-EURIBOR	2.915	Annual	08/15/2032		29,400	0	1,228	1,228	141	0
Receive(2)	6-Month EUR-EURIBOR	2.635	Annual	02/15/2033		74,442	0	(638)	(638)	0	(410)
Pay(2)	6-Month EUR-EURIBOR	2.750	Annual	09/18/2034		498,600	10,572	750	11,322	2,857	0
Receive	6-Month EUR-EURIBOR	0.190	Annual	11/04/2052		8,600	532	3,674	4,206	0	(69)
Receive	6-Month EUR-EURIBOR	0.195	Annual	11/04/2052		8,950	6	4,362	4,368	0	(72)
Receive	6-Month EUR-EURIBOR	0.197	Annual	11/08/2052		17,500	1,090	7,439	8,529	0	(141)
Receive(2)	6-Month EUR-EURIBOR	2.500	Annual	09/18/2054		150,100	(7,079)	(592)	(7,671)	0	(1,799)
Receive	CPTFEMU	3.000	Maturity	05/15/2027		14,300	7	277	284	12	0
Receive	CPTFEMU	3.130	Maturity	05/15/2027		12,300	0	154	154	10	0
Receive	CPTFEMU	2.359	Maturity	08/15/2030		12,400	137	172	309	13	0
Pay	CPTFEMU	1.380	Maturity	03/15/2031		32,100	(232)	(6,407)	(6,639)	0	(22)
Receive	CPTFEMU	2.600	Maturity	05/15/2032		19,100	97	308	405	16	0
Receive	CPTFEMU	2.570	Maturity	06/15/2032		45,400	0	337	337	6	0
Receive	CPTFEMU	2.720	Maturity	06/15/2032		12,300	(120)	5	(115)	1	0
Receive	CPTFEMU	2.470	Maturity	07/15/2032		9,900	0	180	180	5	0
Receive	CPTFEMU	1.710	Maturity	03/15/2033		5,200	(7)	825	818	14	0
Pay	CPTFEMU	2.356	Maturity	11/15/2033		19,400	(30)	421	391	0	(5)
Pay	CPTFEMU	2.362	Maturity	11/15/2033		10,900	0	227	227	0	(3)
Pay	CPTFEMU	2.390	Maturity	11/15/2033		11,300	11	257	268	0	(3)
Pay	CPTFEMU	2.488	Maturity	05/15/2037		120	0	(4)	(4)	0	0
Pay	CPTFEMU	1.950	Maturity	11/15/2048		2,020	7	(466)	(459)	4	0
Pay	CPTFEMU	2.580	Maturity	03/15/2052		4,100	2	(198)	(196)	14	0
Pay	CPTFEMU	2.590	Maturity	03/15/2052		11,000	(196)	(290)	(486)	38	0
Pay	CPTFEMU	2.550	Maturity	04/15/2052		3,000	4	(139)	(135)	6	0

36	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2024

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	CPTFEMU	2.421%	Maturity	05/15/2052	EUR	3,330	$0	$(278)	$(278)	$6	$0
Pay	CPTFEMU	2.590	Maturity	12/15/2052		9,000	0	221	221	34	0
Pay	CPTFEMU	2.680	Maturity	04/15/2053		11,200	9	754	763	34	0
Pay	CPTFEMU	2.700	Maturity	04/15/2053		5,100	34	350	384	16	0
Pay	CPTFEMU	2.763	Maturity	09/15/2053		10,700	29	1,015	1,044	38	0
Pay	CPTFEMU	2.682	Maturity	10/15/2053		3,400	0	238	238	10	0
Pay	CPTFEMU	2.736	Maturity	10/15/2053		5,500	50	441	491	17	0
Receive	CPTFEMU	2.547	Maturity	11/15/2053		3,500	(11)	(79)	(90)	0	(11)
Receive	CPTFEMU	2.620	Maturity	11/15/2053		3,100	0	(157)	(157)	0	(10)
Pay	CPURNSA	2.510	Maturity	09/08/2024		$60,200	0	(351)	(351)	0	(255)
Receive	CPURNSA	2.418	Maturity	03/05/2026		8,100	0	813	813	15	0
Receive	CPURNSA	2.767	Maturity	05/13/2026		24,600	0	1,947	1,947	21	0
Receive	CPURNSA	2.813	Maturity	05/14/2026		9,800	0	752	752	8	0
Receive	CPURNSA	2.703	Maturity	05/25/2026		9,590	2	777	779	9	0
Receive	CPURNSA	2.690	Maturity	06/01/2026		10,400	0	842	842	7	0
Receive	CPURNSA	1.793	Maturity	08/24/2027		90,200	0	13,761	13,761	45	0
Receive	CPURNSA	1.797	Maturity	08/25/2027		21,700	0	3,302	3,302	11	0
Receive	CPURNSA	1.890	Maturity	08/27/2027		40,100	0	5,839	5,839	21	0
Pay	CPURNSA	2.335	Maturity	02/05/2028		32,120	70	(3,142)	(3,072)	0	(3)
Pay	CPURNSA	2.352	Maturity	05/09/2028		10,270	0	(949)	(949)	0	(10)
Pay	CPURNSA	2.360	Maturity	05/09/2028		15,460	0	(1,417)	(1,417)	0	(15)
Pay	CPURNSA	2.364	Maturity	05/10/2028		15,760	0	(1,439)	(1,439)	0	(15)
Pay	CPURNSA	2.165	Maturity	04/16/2029		14,300	0	(1,712)	(1,712)	0	(15)
Pay	CPURNSA	1.954	Maturity	06/03/2029		32,350	0	(4,477)	(4,477)	0	(34)
Pay	CPURNSA	1.997	Maturity	07/25/2029		95,800	21	(12,685)	(12,664)	0	(79)
Receive	CPURNSA	2.311	Maturity	02/24/2031		34,100	0	3,804	3,804	19	0
Receive	ESTRON	3.475	Annual	02/26/2025	EUR	959,500	196	280	476	6	0
Pay	FRCPXTOB	1.617	Maturity	07/15/2028		8,760	0	(715)	(715)	0	(3)
Pay	FRCPXTOB	1.910	Maturity	01/15/2038		5,600	16	(673)	(657)	11	0

Total Swap Agreements							$6,240	$10,282	$16,522	$3,812	$(3,946)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(3)		Total	Market Value	Variation Margin Liability(3)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$243	$8,341	$3,812	$12,396	$(1,773)	$(7,919)	$(3,946)	$(13,638)

(i)	Securities with an aggregate market value of $84,753 and cash of $4,557 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024.

(1)	Future styled option variation margin asset of $44 and liability of $(136) is outstanding at period end.
(2)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(3)	Unsettled variation margin asset of $145 and liability of $(47) for closed futures is outstanding at period end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	37

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

(j) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	04/2024		NZD	1,342	$		827	$25	$0
	04/2024	$		4		AUD	6	0	0
	05/2024		AUD	6	$		4	0	0
BOA	04/2024		DKK	76,218			11,079	55	0
	04/2024		IDR	6,019,767			380	1	0
	04/2024		KRW	364,665			272	1	0
	04/2024		SGD	71			54	1	0
	04/2024	$		5		AUD	8	0	0
	04/2024			4,052		EUR	3,726	0	(32)
	04/2024			2,510		JPY	373,900	0	(40)
	05/2024		AUD	8	$		5	0	0
	05/2024		DKK	80,264			11,705	79	0
	06/2024		KRW	28,706,753			22,066	705	0
	06/2024	$		129		IDR	2,015,698	0	(2)
BPS	04/2024		BRL	14,308	$		2,870	17	0
	04/2024		CNH	27,748			3,866	43	0
	04/2024		EUR	6,131			6,673	58	0
	04/2024		GBP	13,134			16,673	95	0
	04/2024		IDR	12,384,644			781	1	(1)
	04/2024		JPY	9,548,906			63,172	93	0
	04/2024		KRW	1,000,817			746	4	0
	04/2024	$		2,864		BRL	14,308	0	(11)
	04/2024			1,412		CNH	10,247	0	(1)
	04/2024			2,709		EUR	2,480	0	(33)
	04/2024			7,190		GBP	5,664	0	(41)
	05/2024		CNH	10,233	$		1,412	2	0
	05/2024		DKK	102,187			14,861	60	0
	05/2024	$		586		EUR	542	0	0
	05/2024			63,172		JPY	9,505,405	0	(92)
	06/2024		TWD	199,648	$		6,449	188	0
	06/2024	$		1,148		IDR	18,085,660	0	(11)
	06/2024			1,701		INR	141,414	0	(9)
BRC	04/2024		CNH	38,664	$		5,378	51	0
	04/2024		IDR	4,319,661			272	0	0
	04/2024		NOK	1,539			145	4	0
	04/2024	$		33		ZAR	627	0	0
	05/2024		NOK	243	$		23	0	0
	06/2024		KRW	755,529			575	13	0
	06/2024		MXN	38,638			2,259	0	(37)
	06/2024	$		426		INR	35,413	0	(3)
CBK	04/2024		BRL	18,553	$		3,723	24	0
	04/2024		CNH	30,793			4,279	36	0
	04/2024	$		3,714		BRL	18,553	0	(14)
	04/2024			271		EUR	250	0	(2)
	05/2024			3,723		BRL	18,612	0	(24)
	06/2024		KRW	643,771	$		492	13	0
	06/2024	$		394		IDR	6,228,794	0	(3)
	06/2024			147		KRW	193,533	0	(3)
DUB	04/2024		BRL	37,065	$		7,420	30	0
	04/2024		EUR	381,700			414,876	3,079	0
	04/2024		IDR	17,249,931			1,087	1	0
	04/2024	$		7,373		BRL	37,065	17	0
	05/2024		BRL	37,184	$		7,373	0	(18)
	05/2024	$		17,373		BRL	86,566	0	(167)
FAR	04/2024		JPY	28,315,014	$		187,269	223	0
	05/2024	$		187,269		JPY	28,186,548	0	(217)
GLM	04/2024		BRL	126,488	$		25,344	124	0

38	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2024

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2024	$		25,318		BRL	126,488	$10	$(109)
	06/2024		IDR	11,785,187	$		747	7	0
	06/2024	$		3,717		MXN	62,624	6	(3)
	07/2024		BRL	67,900	$		13,483	72	(10)
	10/2024			44,300			8,715	35	0
JPM	04/2024		CAD	91,580			67,871	261	0
	04/2024		KRW	714,126			532	2	0
	06/2024		IDR	3,956,779			251	2	0
	06/2024		ILS	132			36	0	0
	06/2024		KRW	630,578			488	19	0
	06/2024		TWD	756,139			24,587	872	0
	06/2024	$		4,432		IDR	70,019,380	0	(30)
	06/2024			692		INR	57,444	0	(5)
	06/2024			22,766		MXN	386,586	201	0
	07/2024		BRL	130,000	$		25,933	236	0
MBC	04/2024		AUD	687			446	0	(1)
	04/2024		BRL	1,087			218	1	0
	04/2024		CNH	57,316			7,978	82	0
	04/2024		EUR	201			220	3	0
	04/2024		GBP	5,428			6,856	5	0
	04/2024		IDR	2,076,275			130	0	0
	04/2024	$		218		BRL	1,087	0	(1)
	04/2024			67,542		CAD	91,597	81	0
	04/2024			1,639		EUR	1,501	0	(19)
	04/2024			16,409		GBP	12,991	0	(12)
	04/2024			127,973		JPY	19,178,578	0	(1,281)
	05/2024		CAD	91,557	$		67,542	0	(81)
	05/2024		GBP	12,991			16,411	12	0
	05/2024	$		6,750		GBP	5,343	0	(5)
	06/2024		ILS	35	$		10	0	0
	06/2024	$		2,046		IDR	32,355,937	0	(12)
	06/2024			1,007		INR	84,280	1	0
MYI	04/2024		BRL	24,400	$		4,884	19	0
	04/2024		CNH	26,608			3,718	53	0
	04/2024		JPY	7,088,422			46,878	53	0
	04/2024		SGD	71			53	1	0
	04/2024	$		4,911		BRL	24,400	0	(46)
	04/2024			411,914		EUR	380,617	0	(1,286)
	05/2024		EUR	379,701	$		411,411	1,295	0
	05/2024	$		48,303		JPY	7,270,470	0	(55)
	06/2024		IDR	11,001,258	$		708	17	0
	06/2024		KRW	33,601			26	1	0
	06/2024	$		1,028		IDR	16,248,673	0	(7)
	06/2024			1,693		INR	140,586	0	(11)
	10/2024		BRL	24,400	$		4,825	44	0
RBC	04/2024		DKK	9,095			1,325	10	0
	06/2024	$		1,368		MXN	23,109	5	0
SCX	04/2024		CNH	115,934	$		16,131	159	0
	04/2024		DKK	97,470			14,218	120	0
	04/2024	$		806		NZD	1,342	0	(4)
	05/2024		NOK	1,295	$		121	2	0
	05/2024		NZD	1,342			806	4	0
	06/2024		KRW	3,235,089			2,464	56	0
	06/2024	$		4,260		IDR	67,292,795	0	(29)
	06/2024			16,399		INR	1,367,789	3	(38)
SSB	04/2024		GBP	93	$		118	1	0
TOR	04/2024	$		170,025		JPY	25,410,866	0	(2,163)
UAG	04/2024			435		AUD	665	0	(1)
	04/2024			21,649		ZAR	405,409	0	(272)
	05/2024		AUD	665	$		435	1	0
	05/2024		EUR	81			87	0	0

Total Forward Foreign Currency Contracts								$8,795	$(6,242)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	39

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	31,400	$(1,429)	$(1,133)
JPM	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	25,800	(179)	0

						$(1,608)	$(1,133)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.800%	04/16/2024	159,500	$(736)	$(4)
BRC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.800	04/16/2024	32,500	(149)	(1)
CBK	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.950	09/15/2025	63,900	(772)	(1,019)
	Put - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.950	09/15/2025	63,900	(772)	(321)
GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	4.269	05/13/2024	193,700	(843)	(277)
	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.900	08/29/2025	40,200	(522)	(580)
	Put - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.900	08/29/2025	40,200	(522)	(187)
	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.465	12/04/2025	42,400	(512)	(435)
	Put - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.465	12/04/2025	42,400	(512)	(352)
GST	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.800	09/01/2025	86,700	(1,093)	(1,134)
	Put - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.800	09/01/2025	86,700	(1,093)	(460)

							$(7,526)	$(4,770)

Total Written Options							$(9,134)	$(5,903)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/ Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GST	Receive	GASOILCO 2Q24	$24.400	Maturity	06/30/2024	3,000	$0	$(6)	$0	$(6)
	Pay	JETCO 2Q24	26.600	Maturity	06/30/2024	3,000	0	11	11	0

							$0	$5	$11	$(6)

40	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2024

TOTAL RETURN SWAPS ON COMMODITY INDICES

Counterparty	Pay/ Receive(2)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	BCOMF1NTC Index	159,133	0.120%	Monthly	02/18/2025	$20,306	$0	$9	$9	$0
	Receive	BCOMF1TC Index(5)	6,701,094	5.370% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/18/2025	667,284	0	2,023	2,023	0
	Receive	BCOMTR Index	1,841,688	5.350% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/18/2025	424,074	0	1,074	1,074	0
	Receive	BCOMTR1 Index(6)	581,388	5.370% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/18/2025	51,136	140	(58)	82	0
CBK	Receive	CIXBSTR3 Index(7)	692,892	5.380% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/18/2025	174,952	0	428	428	0
CIB	Receive	PIMCODB Index(8)	648,093	0.000%	Monthly	02/18/2025	131,250	0	1,196	1,196	0
GST	Receive	BCOMF1NTC Index	12,344	5.430% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/18/2025	4,193	0	9	9	0
	Receive	BCOMF1TC Index(9)	452,275	5.370% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/18/2025	166,866	0	505	505	0
	Pay	BCOMTR Index	999,611	5.360% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/18/2025	230,174	0	(582)	0	(582)
	Receive	BCOMTR1 Index(10)	708,061	5.370% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/18/2025	181,931	0	459	459	0
	Receive	BCOMTR2 Index(11)	572,917	5.370% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/18/2025	133,949	0	344	344	0
	Receive	BCOMF1TC Index(12)	705,858	5.370% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	08/16/2032	260,425	0	789	789	0
	Receive	BCOMTR Index	1,709,269	5.360% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	08/16/2032	393,583	0	995	995	0
	Receive	BCOMTR1 Index(13)	708,060	5.370% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	08/16/2032	181,931	0	459	459	0
	Receive	BCOMTR2 Index(14)	572,918	5.370% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	08/16/2032	133,950	0	344	344	0
	Receive	CMDSKEWLS Index	124,170	0.250%	Monthly	08/16/2032	44,023	0	417	417	0
JPM	Pay	BCOMTR Index	4,111,540	5.360% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	08/15/2024	946,739	0	(2,392)	0	(2,392)
	Pay	JMABNIC5 Index(15)	902,181	0.000%	Monthly	08/15/2024	166,337	0	(173)	0	(173)
	Receive	BCOMAG Index	72,528	0.150%	Monthly	02/18/2025	4,301	0	37	37	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	41

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Counterparty	Pay/ Receive(2)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Receive	BCOMTR Index	7,257	5.350% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/18/2025	$1,671	$0	$4	$4	$0
	Receive	JMABNIC5 Index(16)	458,488	0.000%	Monthly	02/18/2025	84,532	0	88	88	0
	Receive	JMABNIU5 Index	5,678	0.000%	Monthly	02/18/2025	1,045	0	1	1	0
	Receive	BCOMTR Index	5,069,704	5.360% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	08/15/2025	1,167,370	0	2,950	2,950	0
	Receive	JMABNIC5 Index(17)	1,251,970	0.000%	Monthly	08/15/2025	230,828	0	239	239	0
MAC	Receive	BCOMTR1 Index(18)	1,215,041	5.360% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	08/15/2024	138,665	0	350	350	0
	Receive	BCOMTR2 Index(19)	1,791,034	5.360% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	08/15/2024	221,549	0	568	568	0
	Receive	PIMCODB Index(20)	1,411,791	0.000%	Monthly	08/15/2024	274,130	0	2,832	2,832	0
	Receive	PIMCODB Index(21)	422,144	0.000%	Monthly	03/17/2025	81,968	0	847	847	0
MEI	Receive	BCOMTR Index	1,473,576	5.350% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/18/2025	339,311	0	859	859	0
	Receive	BCOMTR1 Index(22)	1,283,780	5.350% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/18/2025	243,851	0	618	618	0
	Receive	BCOMTR2 Index(23)	658,442	5.350% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/18/2025	113,977	0	306	306	0
MYC	Receive	BCOMTR Index	131,258	5.340% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	08/30/2024	30,224	0	77	77	0
	Receive	BCOMTR1 Index(24)	193,729	5.380% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	08/30/2024	130,221	0	328	328	0
RBC	Receive	RBCAEC0T Index(25)	838,405	5.330% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	12/31/2024	65,518	0	192	192	0
	Receive	RBCAECR1 Index	303,641	5.340% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	12/31/2024	33,795	0	108	108	0
	Receive	RBCAECT0 Index	4,309,621	5.330% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	12/31/2024	330,747	0	967	967	0
SOG	Receive	BCOMTR Index	2,525	5.330% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/18/2025	581	0	1	1	0
UAG	Receive	BCOMTR Index	36,914	5.360% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/18/2025	8,500	0	22	22	0

								$140	$17,240	$20,527	$(3,147)

42	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2024

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/ Receive(2)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	U.S. Treasury Inflation Protected Securities	N/A	5.430% (1-Month USD-LIBOR plus a specified spread)	Maturity	05/06/2024	$775,000	$0	$(577)	$0	$(577)
GLM	Receive	U.S. Treasury Inflation Protected Securities	N/A	5.420% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/05/2024	48,100	0	(52)	0	(52)
MYC	Receive	U.S. Treasury Inflation Protected Securities	N/A	5.490% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/15/2024	500,000	0	397	432	(35)
	Receive	U.S. Treasury Inflation Protected Securities	N/A	5.500% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/25/2024	70,000	0	(70)	0	(70)
	Receive	U.S. Treasury Inflation Protected Securities	N/A	5.490% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/30/2024	100,000	0	(70)	0	(70)

								$0	$(372)	$432	$(804)

VOLATILITY SWAPS

Counterparty	Pay/ Receive Volatility	Reference Entity	Volatility Strike	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
JPM	Pay	GOLDLNPM Index(3)	6.970%	Maturity	08/02/2024	$600	$0	$32	$32	$0
	Pay	GOLDLNPM Index(3)	4.080	Maturity	10/16/2025	93,889	0	1,343	1,343	0
	Pay	GOLDLNPM Index(3)	4.203	Maturity	10/22/2025	16,933	0	259	259	0
	Pay	GOLDLNPM Index(3)	6.325	Maturity	04/10/2026	66,938	0	2,352	2,352	0

							$0	$3,986	$3,986	$0

Total Swap Agreements							$140	$20,859	$24,956	$(3,957)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(4)
AZD	$25	$0	$0	$25	$0	$0	$0	$0	$25	$0	$25
BOA	842	0	0	842	(74)	0	0	(74)	768	(590)	178
BPS	561	0	3,188	3,749	(199)	(4)	(577)	(780)	2,969	8,942	11,911
BRC	68	0	0	68	(40)	(1)	0	(41)	27	0	27
CBK	73	0	428	501	(46)	(1,340)	0	(1,386)	(885)	1,283	398
CIB	0	0	1,196	1,196	0	0	0	0	1,196	0	1,196
DUB	3,127	0	0	3,127	(185)	0	0	(185)	2,942	(1,730)	1,212
FAR	223	0	0	223	(217)	0	0	(217)	6	0	6
GLM	254	0	0	254	(122)	(2,964)	(52)	(3,138)	(2,884)	1,687	(1,197)
GST	0	0	4,332	4,332	0	(1,594)	(588)	(2,182)	2,150	11,767	13,917
JPM	1,593	0	7,305	8,898	(35)	0	(2,565)	(2,600)	6,298	(2,806)	3,492
MAC	0	0	4,597	4,597	0	0	0	0	4,597	2,816	7,413
MBC	185	0	0	185	(1,412)	0	0	(1,412)	(1,227)	1,232	5
MEI	0	0	1,783	1,783	0	0	0	0	1,783	6,216	7,999
MYC	0	0	837	837	0	0	(175)	(175)	662	1,212	1,874
MYI	1,483	0	0	1,483	(1,405)	0	0	(1,405)	78	11	89

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	43

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(4)
RBC	$15	$0	$1,267	$1,282	$0	$0	$0	$0	$1,282	$3,733	$5,015
SCX	344	0	0	344	(71)	0	0	(71)	273	(80)	193
SOG	0	0	1	1	0	0	0	0	1	0	1
SSB	1	0	0	1	0	0	0	0	1	0	1
TOR	0	0	0	0	(2,163)	0	0	(2,163)	(2,163)	2,151	(12)
UAG	1	0	22	23	(273)	0	0	(273)	(250)	370	120

Total Over the Counter	$8,795	$0	$24,956	$33,751	$(6,242)	$(5,903)	$(3,957)	$(16,102)

(k)

Securities with an aggregate market value of $42,172 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2024.

(1)	Notional Amount represents the number of contracts.
(2)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(3)	Variance Swap
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	The following table represents the individual positions within the total return swap as of March 31, 2024:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Aluminum July 2024 Futures	4.1%	$27,282
Arabica Coffee July 2024 Futures	2.9	19,616
Brent Crude July 2024 Futures	8.0	53,564
Copper July 2024 Futures	5.4	36,045
Corn July 2024 Futures	5.4	35,811
Cotton No. 02 July 2024 Futures	1.7	11,547
Gas Oil July 2024 Futures	2.8	18,913
Gold 100 oz. June 2024 Futures	15.1	100,444
Hard Red Winter Wheat July 2024 Futures	1.6	10,766
Lead July 2024 Futures	0.8	5,512
Lean Hogs June 2024 Futures	2.5	16,566
Live Cattle June 2024 Futures	3.5	23,476
New York Harbor ULSD July 2024 Futures	2.1	14,080

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Nickel July 2024 Futures	2.6%	$17,054
NYMEX - Natural Gas July 2024 Futures	6.9	45,701
RBOB Gasoline July 2024 Futures	2.6	17,569
Silver July 2024 Futures	4.7	30,974
Soybean Meal July 2024 Futures	3.1	20,952
Soybean Oil July 2024 Futures	3.3	21,856
Soybeans July 2024 Futures	5.5	36,333
Sugar No. 11 July 2024 Futures	2.8	18,887
Wheat July 2024 Futures	2.5	16,889
WTI Crude July 2024 Futures	7.8	52,191
Zinc July 2024 Futures	2.3	15,256

Total Long Futures Contracts		$667,284

Total Notional Amount		$667,284

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.

44	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2024

(6)	The following table represents the individual positions within the total return swap as of March 31, 2024:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Aluminum May 2024 Futures	4.1%	$2,107
Arabica Coffee May 2024 Futures	3.0	1,539
Brent Crude July 2024 Futures	8.2	4,184
Copper May 2024 Futures	5.5	2,793
Corn May 2024 Futures	5.3	2,721
Cotton No. 02 May 2024 Futures	1.7	896
Gas Oil May 2024 Futures	2.9	1,496
Gold 100 oz. June 2024 Futures	15.3	7,846
Hard Red Winter Wheat May 2024 Futures	1.7	849
Lead May 2024 Futures	0.8	427
Lean Hogs June 2024 Futures	2.5	1,294
Live Cattle June 2024 Futures	3.6	1,834
New York Harbor ULSD May 2024 Futures	2.2	1,102

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Nickel May 2024 Futures	2.6%	$1,320
NYMEX - Natural Gas May 2024 Futures	5.3	2,690
RBOB Gasoline May 2024 Futures	2.8	1,411
Silver May 2024 Futures	4.7	2,396
Soybean Meal May 2024 Futures	3.2	1,621
Soybean Oil May 2024 Futures	3.3	1,689
Soybeans May 2024 Futures	5.5	2,806
Sugar No. 11 May 2024 Futures	2.9	1,500
Wheat May 2024 Futures	2.5	1,284
WTI Crude May 2024 Futures	8.1	4,152
Zinc May 2024 Futures	2.3	1,179

Total Long Futures Contracts		$51,136

Total Notional Amount		$51,136

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.
(7)	The following table represents the individual positions within the total return swap as of March 31, 2024:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Aluminum May 2024 Futures	4.1%	$7,208
Arabica Coffee May 2024 Futures	3.0	5,265
Brent Crude July 2024 Futures	8.2	14,316
Copper May 2024 Futures	5.5	9,557
Corn May 2024 Futures	5.3	9,308
Cotton No. 02 May 2024 Futures	1.7	3,066
Gas Oil May 2024 Futures	2.9	5,120
Gold 100 oz. June 2024 Futures	15.3	26,845
Hard Red Winter Wheat May 2024 Futures	1.7	2,905
Lead May 2024 Futures	0.8	1,461
Lean Hogs June 2024 Futures	2.5	4,428
Live Cattle June 2024 Futures	3.6	6,274
New York Harbor ULSD May 2024 Futures	2.2	3,769
Nickel May 2024 Futures	2.6	4,517

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
NYMEX-Natural Gas May 2024 Futures	5.3	9,202
RBOB Gasoline May 2024 Futures	2.8	4,828
Silver May 2024 Futures	4.7	8,198
Soybean Meal May 2024 Futures	3.2	5,546
Soybean Oil May 2024 Futures	3.3	5,777
Soybeans May 2024 Futures	5.5	9,600
Sugar No. 11 May 2024 Futures	2.9	5,132
Wheat May 2024 Futures	2.5	4,392
WTI Crude May 2024 Futures	8.1	14,205
Zinc May 2024 Futures	2.3	4,033

Total Long Futures Contracts		$174,952

Total Notional Amount		$174,952

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.
(8)	The following table represents the individual positions within the total return swap as of March 31, 2024:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Aluminum September 2024 Futures	0.3%	$368
Arabica Coffee September 2024 Futures	3.1	4,121
Brent Crude September 2024 Futures	15.9	20,843
Copper September 2024 Futures	0.7	892
Cotton No. 02 December 2024 Futures	8.7	11,419
Gas Oil September 2024 Futures	7.8	10,238
Gold 100 oz. August 2024 Futures	5.0	6,602
Lean Hogs August 2024 Futures	3.2	4,252
New York Harbor ULSD September 2024 Futures	10.4	13,597
Nickel September 2024 Futures	0.6	774

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
RBOB Gasoline September 2024 Futures	13.9%	$18,231
Silver September 2024 Futures	1.9	2,481
Soybean Oil December 2024 Futures	0.3	341
Sugar No. 11 October 2024 Futures	2.9	3,793
WTI Crude September 2024 Futures	15.6	20,475
Zinc September 2024 Futures	0.2	302

Total Long Futures Contracts		$118,729

Cash	9.5%	$12,521

Total Notional Amount		$131,250

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	45

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

(9)	The following table represents the individual positions within the total return swap as of March 31, 2024:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Aluminum July 2024 Futures	4.1%	$6,822
Arabica Coffee July 2024 Futures	2.9	4,905
Brent Crude July 2024 Futures	8.0	13,395
Copper July 2024 Futures	5.4	9,014
Corn July 2024 Futures	5.4	8,955
Cotton No. 02 July 2024 Futures	1.7	2,887
Gas Oil July 2024 Futures	2.8	4,730
Gold 100 oz. June 2024 Futures	15.1	25,118
Hard Red Winter Wheat July 2024 Futures	1.6	2,692
Lead July 2024 Futures	0.8	1,378
Lean Hogs June 2024 Futures	2.5	4,143
Live Cattle June 2024 Futures	3.5	5,871
New York Harbor ULSD July 2024 Futures	2.1	3,521

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Nickel July 2024 Futures	2.6%	$4,265
NYMEX - Natural Gas July 2024 Futures	6.9	11,428
RBOB Gasoline July 2024 Futures	2.6	4,393
Silver July 2024 Futures	4.7	7,746
Soybean Meal July 2024 Futures	3.1	5,240
Soybean Oil July 2024 Futures	3.3	5,465
Soybeans July 2024 Futures	5.5	9,086
Sugar No. 11 July 2024 Futures	2.8	4,723
Wheat July 2024 Futures	2.5	4,223
WTI Crude July 2024 Futures	7.8	13,051
Zinc July 2024 Futures	2.3	3,815

Total Long Futures Contracts		$166,866

Total Notional Amount		$166,866

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.
(10)	The following table represents the individual positions within the total return swap as of March 31, 2024:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Aluminum May 2024 Futures	4.1%	$7,496
Arabica Coffee May 2024 Futures	3.0	5,475
Brent Crude July 2024 Futures	8.2	14,887
Copper May 2024 Futures	5.5	9,938
Corn May 2024 Futures	5.3	9,679
Cotton No. 02 May 2024 Futures	1.7	3,189
Gas Oil May 2024 Futures	2.9	5,324
Gold 100 oz. June 2024 Futures	15.3	27,916
Hard Red Winter Wheat May 2024 Futures	1.7	3,020
Lead May 2024 Futures	0.8	1,519
Lean Hogs June 2024 Futures	2.5	4,604
Live Cattle June 2024 Futures	3.6	6,524
New York Harbor ULSD May 2024 Futures	2.2	3,920

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Nickel May 2024 Futures	2.6%	$4,697
NYMEX - Natural Gas May 2024 Futures	5.3	9,569
RBOB Gasoline May 2024 Futures	2.8	5,021
Silver May 2024 Futures	4.7	8,525
Soybean Meal May 2024 Futures	3.2	5,767
Soybean Oil May 2024 Futures	3.3	6,008
Soybeans May 2024 Futures	5.5	9,983
Sugar No. 11 May 2024 Futures	2.9	5,337
Wheat May 2024 Futures	2.5	4,567
WTI Crude May 2024 Futures	8.1	14,772
Zinc May 2024 Futures	2.3	4,194

Total Long Futures Contracts		$181,931

Total Notional Amount		$181,931

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.
(11)	The following table represents the individual positions within the total return swap as of March 31, 2024:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Aluminum May 2024 Futures	4.1%	$5,519
Arabica Coffee May 2024 Futures	3.0	4,031
Brent Crude July 2024 Futures	8.2	10,961
Copper May 2024 Futures	5.5	7,317
Corn May 2024 Futures	5.3	7,126
Cotton No. 02 May 2024 Futures	1.7	2,347
Gas Oil May 2024 Futures	2.9	3,920
Gold 100 oz. June 2024 Futures	15.3	20,554
Hard Red Winter Wheat May 2024 Futures	1.7	2,224
Lead May 2024 Futures	0.8	1,118
Lean Hogs June 2024 Futures	2.5	3,390
Live Cattle June 2024 Futures	3.6	4,804
New York Harbor ULSD May 2024 Futures	2.2	2,886

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Nickel May 2024 Futures	2.6%	$3,458
NYMEX - Natural Gas May 2024 Futures	5.3	7,046
RBOB Gasoline May 2024 Futures	2.8	3,696
Silver May 2024 Futures	4.7	6,277
Soybean Meal May 2024 Futures	3.2	4,246
Soybean Oil May 2024 Futures	3.3	4,423
Soybeans May 2024 Futures	5.5	7,350
Sugar No. 11 May 2024 Futures	2.9	3,929
Wheat May 2024 Futures	2.5	3,363
WTI Crude May 2024 Futures	8.1	10,876
Zinc May 2024 Futures	2.3	3,088

Total Long Futures Contracts		$133,949

Total Notional Amount		$133,949

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.

46	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2024

(12)	The following table represents the individual positions within the total return swap as of March 31, 2024:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Aluminum July 2024 Futures	4.1%	$10,648
Arabica Coffee July 2024 Futures	2.9	7,656
Brent Crude July 2024 Futures	8.0	20,905
Copper July 2024 Futures	5.4	14,068
Corn July 2024 Futures	5.4	13,976
Cotton No. 02 July 2024 Futures	1.7	4,506
Gas Oil July 2024 Futures	2.8	7,381
Gold 100 oz. June 2024 Futures	15.1	39,201
Hard Red Winter Wheat July 2024 Futures	1.6	4,202
Lead July 2024 Futures	0.8	2,151
Lean Hogs June 2024 Futures	2.5	6,465
Live Cattle June 2024 Futures	3.5	9,162
New York Harbor ULSD July 2024 Futures	2.1	5,495

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Nickel July 2024 Futures	2.6%	$6,656
NYMEX - Natural Gas July 2024 Futures	6.9	17,836
RBOB Gasoline July 2024 Futures	2.6	6,857
Silver July 2024 Futures	4.7	12,088
Soybean Meal July 2024 Futures	3.1	8,177
Soybean Oil July 2024 Futures	3.3	8,530
Soybeans July 2024 Futures	5.5	14,180
Sugar No. 11 July 2024 Futures	2.8	7,371
Wheat July 2024 Futures	2.5	6,591
WTI Crude July 2024 Futures	7.8	20,369
Zinc July 2024 Futures	2.3	5,954

Total Long Futures Contracts		$260,425

Total Notional Amount		$260,425

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.
(13)	The following table represents the individual positions within the total return swap as of March 31, 2024:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Aluminum May 2024 Futures	4.1%	$7,496
Arabica Coffee May 2024 Futures	3.0	5,475
Brent Crude July 2024 Futures	8.2	14,887
Copper May 2024 Futures	5.5	9,938
Corn May 2024 Futures	5.3	9,679
Cotton No. 02 May 2024 Futures	1.7	3,189
Gas Oil May 2024 Futures	2.9	5,324
Gold 100 oz. June 2024 Futures	15.3	27,916
Hard Red Winter Wheat May 2024 Futures	1.7	3,020
Lead May 2024 Futures	0.8	1,519
Lean Hogs June 2024 Futures	2.5	4,604
Live Cattle June 2024 Futures	3.6	6,524
New York Harbor ULSD May 2024 Futures	2.2	3,920

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Nickel May 2024 Futures	2.6%	$4,697
NYMEX - Natural Gas May 2024 Futures	5.3	9,569
RBOB Gasoline May 2024 Futures	2.8	5,021
Silver May 2024 Futures	4.7	8,525
Soybean Meal May 2024 Futures	3.2	5,767
Soybean Oil May 2024 Futures	3.3	6,008
Soybeans May 2024 Futures	5.5	9,983
Sugar No. 11 May 2024 Futures	2.9	5,337
Wheat May 2024 Futures	2.5	4,567
WTI Crude May 2024 Futures	8.1	14,772
Zinc May 2024 Futures	2.3	4,194

Total Long Futures Contracts		$181,931

Total Notional Amount		$181,931

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.
(14)	The following table represents the individual positions within the total return swap as of March 31, 2024:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Aluminum May 2024 Futures	4.1%	$5,519
Arabica Coffee May 2024 Futures	3.0	4,031
Brent Crude July 2024 Futures	8.2	10,961
Copper May 2024 Futures	5.5	7,317
Corn May 2024 Futures	5.3	7,126
Cotton No. 02 May 2024 Futures	1.7	2,348
Gas Oil May 2024 Futures	2.9	3,920
Gold 100 oz. June 2024 Futures	15.3	20,554
Hard Red Winter Wheat May 2024 Futures	1.7	2,224
Lead May 2024 Futures	0.8	1,118
Lean Hogs June 2024 Futures	2.5	3,390
Live Cattle June 2024 Futures	3.6	4,804
New York Harbor ULSD May 2024 Futures	2.2	2,886

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Nickel May 2024 Futures	2.6%	$3,458
NYMEX - Natural Gas May 2024 Futures	5.3	7,046
RBOB Gasoline May 2024 Futures	2.8	3,696
Silver May 2024 Futures	4.7	6,277
Soybean Meal May 2024 Futures	3.2	4,246
Soybean Oil May 2024 Futures	3.3	4,423
Soybeans May 2024 Futures	5.5	7,350
Sugar No. 11 May 2024 Futures	2.9	3,929
Wheat May 2024 Futures	2.5	3,363
WTI Crude May 2024 Futures	8.1	10,876
Zinc May 2024 Futures	2.3	3,088

Total Long Futures Contracts		$133,950

Total Notional Amount		$133,950

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	47

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

(15)	The following table represents the individual positions within the total return swap as of March 31, 2024:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Brent Crude September 2024 Futures	19.2%	$31,913
Cotton No. 02 May 2024 Futures	2.0	3,285
Gas Oil August 2024 Futures	3.3	5,519
Gold 100 oz. June 2024 Futures	17.3	28,757
Live Cattle June 2024 Futures	6.8	11,439
LME - Copper May 2024 Futures	7.4	12,245
New York Harbor ULSD August 2024 Futures	3.3	5,534
Nickel May 2024 Futures	4.1	6,807

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
RBOB Gasoline August 2024 Futures	4.0%	$6,657
Silver May 2024 Futures	5.3	8,782
Soybean Meal May 2024 Futures	10.7	17,798
Soybeans May 2024 Futures	13.3	22,106
Sugar No. 11 May 2024 Futures	3.3	5,498

Total Long Futures Contracts		$166,340

Cash	0.0%	$(3)

Total Notional Amount		$166,337

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.
(16)	The following table represents the individual positions within the total return swap as of March 31, 2024:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Brent Crude September 2024 Futures	19.2%	$16,218
Cotton No. 02 May 2024 Futures	2.0	1,669
Gas Oil August 2024 Futures	3.3	2,805
Gold 100 oz. June 2024 Futures	17.3	14,614
Live Cattle June 2024 Futures	6.9	5,813
LME - Copper May 2024 Futures	7.3	6,223
New York Harbor ULSD August 2024 Futures	3.3	2,812
Nickel May 2024 Futures	4.1	3,460

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
RBOB Gasoline August 2024 Futures	4.0%	$3,383
Silver May 2024 Futures	5.3	4,463
Soybean Meal May 2024 Futures	10.7	9,045
Soybeans May 2024 Futures	13.3	11,234
Sugar No. 11 May 2024 Futures	3.3	2,794

Total Long Futures Contracts		$84,533

Cash	0.0%	$(1)

Total Notional Amount		$84,532

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.
(17)	The following table represents the individual positions within the total return swap as of March 31, 2024:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Brent Crude September 2024 Futures	19.2%	$44,286
Cotton No. 02 May 2024 Futures	2.0	4,558
Gas Oil August 2024 Futures	3.3	7,659
Gold 100 oz. June 2024 Futures	17.3	39,907
Live Cattle June 2024 Futures	6.9	15,874
LME - Copper May 2024 Futures	7.3	16,992
New York Harbor ULSD August 2024 Futures	3.3	7,680
Nickel May 2024 Futures	4.1	9,447

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
RBOB Gasoline August 2024 Futures	4.0%	$9,238
Silver May 2024 Futures	5.3	12,187
Soybean Meal May 2024 Futures	10.7	24,699
Soybeans May 2024 Futures	13.3	30,676
Sugar No. 11 May 2024 Futures	3.3	7,629

Total Long Futures Contracts		$230,832

Cash	0.0%	$(4)

Total Notional Amount		$230,828

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.

48	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2024

(18)	The following table represents the individual positions within the total return swap as of March 31, 2024:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Aluminum May 2024 Futures	4.1%	$5,713
Arabica Coffee May 2024 Futures	3.0	4,173
Brent Crude July 2024 Futures	8.2	11,347
Copper May 2024 Futures	5.5	7,575
Corn May 2024 Futures	5.3	7,377
Cotton No. 02 May 2024 Futures	1.7	2,430
Gas Oil May 2024 Futures	2.9	4,058
Gold 100 oz. June 2024 Futures	15.3	21,277
Hard Red Winter Wheat May 2024 Futures	1.7	2,302
Lead May 2024 Futures	0.8	1,158
Lean Hogs June 2024 Futures	2.5	3,509
Live Cattle June 2024 Futures	3.6	4,973
New York Harbor ULSD May 2024 Futures	2.2	2,987
Nickel May 2024 Futures	2.6	3,580

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
NYMEX - Natural Gas May 2024 Futures	5.3%	$7,294
RBOB Gasoline May 2024 Futures	2.8	3,827
Silver May 2024 Futures	4.7	6,498
Soybean Meal May 2024 Futures	3.2	4,395
Soybean Oil May 2024 Futures	3.3	4,579
Soybeans May 2024 Futures	5.5	7,609
Sugar No. 11 May 2024 Futures	2.9	4,068
Wheat May 2024 Futures	2.5	3,481
WTI Crude May 2024 Futures	8.1	11,259
Zinc May 2024 Futures	2.3	3,196

Total Long Futures Contracts		$138,665

Total Notional Amount		$138,665

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.
(19)	The following table represents the individual positions within the total return swap as of March 31, 2024:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Aluminum May 2024 Futures	4.1%	$9,128
Arabica Coffee May 2024 Futures	3.0	6,667
Brent Crude July 2024 Futures	8.2	18,129
Copper May 2024 Futures	5.5	12,103
Corn May 2024 Futures	5.3	11,787
Cotton No. 02 May 2024 Futures	1.7	3,883
Gas Oil May 2024 Futures	2.9	6,483
Gold 100 oz. June 2024 Futures	15.3	33,995
Hard Red Winter Wheat May 2024 Futures	1.7	3,678
Lead May 2024 Futures	0.8	1,850
Lean Hogs June 2024 Futures	2.5	5,607
Live Cattle June 2024 Futures	3.6	7,945
New York Harbor ULSD May 2024 Futures	2.2	4,773

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Nickel May 2024 Futures	2.6%	$5,720
NYMEX - Natural Gas May 2024 Futures	5.3	11,653
RBOB Gasoline May 2024 Futures	2.8	6,114
Silver May 2024 Futures	4.7	10,382
Soybean Meal May 2024 Futures	3.2	7,023
Soybean Oil May 2024 Futures	3.3	7,316
Soybeans May 2024 Futures	5.5	12,157
Sugar No. 11 May 2024 Futures	2.9	6,499
Wheat May 2024 Futures	2.5	5,562
WTI Crude May 2024 Futures	8.1	17,988
Zinc May 2024 Futures	2.3	5,107

Total Long Futures Contracts		$221,549

Total Notional Amount		$221,549

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.
(20)	The following table represents the individual positions within the total return swap as of March 31, 2024:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Aluminum September 2024 Futures	0.3%	$753
Arabica Coffee September 2024 Futures	3.2	8,664
Brent Crude November 2024 Futures	15.7	43,100
Copper September 2024 Futures	0.7	1,863
Cotton No. 02 December 2024 Futures	8.7	23,810
Gas Oil November 2024 Futures	7.7	21,151
Gold 100 oz. December 2024 Futures	5.0	13,727
Lean Hogs October 2024 Futures	3.2	8,873
New York Harbor ULSD November 2024 Futures	10.2	27,975

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Nickel September 2024 Futures	0.6%	$1,580
RBOB Gasoline November 2024 Futures	13.7	37,636
Silver September 2024 Futures	1.9	5,106
Soybean Oil December 2024 Futures	0.3	694
Sugar No. 11 October 2024 Futures	2.9	7,978
WTI Crude November 2024 Futures	15.4	42,372
Zinc September 2024 Futures	0.2	621

Total Long Futures Contracts		$245,903

Cash	10.3%	$28,227

Total Notional Amount		$274,130

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	49

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

(21)	The following table represents the individual positions within the total return swap as of March 31, 2024:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Aluminum September 2024 Futures	0.3%	$225
Arabica Coffee September 2024 Futures	3.2	2,591
Brent Crude November 2024 Futures	15.7	12,887
Copper September 2024 Futures	0.7	557
Cotton No. 02 December 2024 Futures	8.7	7,119
Gas Oil November 2024 Futures	7.7	6,325
Gold 100 oz. December 2024 Futures	5.0	4,105
Lean Hogs October 2024 Futures	3.2	2,653
New York Harbor ULSD November 2024 Futures	10.2	8,365

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Nickel September 2024 Futures	0.6%	$472
RBOB Gasoline November 2024 Futures	13.7	11,254
Silver September 2024 Futures	1.9	1,527
Soybean Oil December 2024 Futures	0.3	207
Sugar No. 11 October 2024 Futures	2.9	2,385
WTI Crude November 2024 Futures	15.4	12,670
Zinc September 2024 Futures	0.2	186

Total Long Futures Contracts		$73,528

Cash	10.3%	$8,440

Total Notional Amount		$81,968

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.
(22)	The following table represents the individual positions within the total return swap as of March 31, 2024:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Aluminum May 2024 Futures	4.1%	$10,047
Arabica Coffee May 2024 Futures	3.0	7,338
Brent Crude July 2024 Futures	8.2	19,954
Copper May 2024 Futures	5.5	13,321
Corn May 2024 Futures	5.3	12,973
Cotton No. 02 May 2024 Futures	1.8	4,274
Gas Oil May 2024 Futures	2.9	7,136
Gold 100 oz. June 2024 Futures	15.3	37,417
Hard Red Winter Wheat May 2024 Futures	1.7	4,048
Lead May 2024 Futures	0.8	2,036
Lean Hogs June 2024 Futures	2.5	6,171
Live Cattle June 2024 Futures	3.6	8,745
New York Harbor ULSD May 2024 Futures	2.1	5,254

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Nickel May 2024 Futures	2.6%	$6,296
NYMEX - Natural Gas May 2024 Futures	5.3	12,826
RBOB Gasoline May 2024 Futures	2.8	6,730
Silver May 2024 Futures	4.7	11,427
Soybean Meal May 2024 Futures	3.2	7,730
Soybean Oil May 2024 Futures	3.3	8,053
Soybeans May 2024 Futures	5.5	13,380
Sugar No. 11 May 2024 Futures	2.9	7,153
Wheat May 2024 Futures	2.5	6,122
WTI Crude May 2024 Futures	8.1	19,799
Zinc May 2024 Futures	2.3	5,621

Total Long Futures Contracts		$243,851

Total Notional Amount		$243,851

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.
(23)	The following table represents the individual positions within the total return swap as of March 31, 2024:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Aluminum May 2024 Futures	4.1%	$4,696
Arabica Coffee May 2024 Futures	3.0	3,430
Brent Crude July 2024 Futures	8.2	9,326
Copper May 2024 Futures	5.5	6,226
Corn May 2024 Futures	5.3	6,064
Cotton No. 02 May 2024 Futures	1.8	1,998
Gas Oil May 2024 Futures	2.9	3,335
Gold 100 oz. June 2024 Futures	15.3	17,489
Hard Red Winter Wheat May 2024 Futures	1.7	1,892
Lead May 2024 Futures	0.8	952
Lean Hogs June 2024 Futures	2.5	2,884
Live Cattle June 2024 Futures	3.6	4,088
New York Harbor ULSD May 2024 Futures	2.1	2,456

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Nickel May 2024 Futures	2.6%	$2,943
NYMEX - Natural Gas May 2024 Futures	5.3	5,995
RBOB Gasoline May 2024 Futures	2.8	3,145
Silver May 2024 Futures	4.7	5,341
Soybean Meal May 2024 Futures	3.2	3,613
Soybean Oil May 2024 Futures	3.3	3,764
Soybeans May 2024 Futures	5.5	6,254
Sugar No. 11 May 2024 Futures	2.9	3,344
Wheat May 2024 Futures	2.5	2,861
WTI Crude May 2024 Futures	8.1	9,254
Zinc May 2024 Futures	2.3	2,627

Total Long Futures Contracts		$113,977

Total Notional Amount		$113,977

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.

50	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2024

(24)	The following table represents the individual positions within the total return swap as of March 31, 2024:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Aluminum May 2024 Futures	4.1%	$5,365
Arabica Coffee May 2024 Futures	3.0	3,919
Brent Crude July 2024 Futures	8.2	10,656
Copper May 2024 Futures	5.5	7,114
Corn May 2024 Futures	5.3	6,928
Cotton No. 02 May 2024 Futures	1.7	2,282
Gas Oil May 2024 Futures	2.9	3,811
Gold 100 oz. June 2024 Futures	15.3	19,982
Hard Red Winter Wheat May 2024 Futures	1.7	2,162
Lead May 2024 Futures	0.8	1,087
Lean Hogs June 2024 Futures	2.5	3,295
Live Cattle June 2024 Futures	3.6	4,670
New York Harbor ULSD May 2024 Futures	2.2	2,805

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Nickel May 2024 Futures	2.6%	$3,362
NYMEX - Natural Gas May 2024 Futures	5.3	6,850
RBOB Gasoline May 2024 Futures	2.8	3,594
Silver May 2024 Futures	4.7	6,102
Soybean Meal May 2024 Futures	3.2	4,128
Soybean Oil May 2024 Futures	3.3	4,300
Soybeans May 2024 Futures	5.5	7,145
Sugar No. 11 May 2024 Futures	2.9	3,820
Wheat May 2024 Futures	2.5	3,269
WTI Crude May 2024 Futures	8.1	10,573
Zinc May 2024 Futures	2.3	3,002

Total Long Futures Contracts		$130,221

Total Notional Amount		$130,221

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.
(25)	The following table represents the individual positions within the total return swap as of March 31, 2024:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Aluminum May 2024 Futures	4.1%	$2,699
Arabica Coffee May 2024 Futures	3.0	1,972
Brent Crude July 2024 Futures	8.2	5,361
Copper May 2024 Futures	5.5	3,579
Corn May 2024 Futures	5.3	3,486
Cotton No. 02 May 2024 Futures	1.8	1,148
Gas Oil May 2024 Futures	2.9	1,917
Gold 100 oz. June 2024 Futures	15.3	10,053
Hard Red Winter Wheat May 2024 Futures	1.7	1,088
Lead May 2024 Futures	0.8	547
Lean Hogs June 2024 Futures	2.5	1,658
Live Cattle June 2024 Futures	3.6	2,350
New York Harbor ULSD May 2024 Futures	2.1	1,412

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount*
Nickel May 2024 Futures	2.6%	$1,691
NYMEX - Natural Gas May 2024 Futures	5.3	3,446
RBOB Gasoline May 2024 Futures	2.8	1,808
Silver May 2024 Futures	4.7	3,070
Soybean Meal May 2024 Futures	3.2	2,077
Soybean Oil May 2024 Futures	3.3	2,164
Soybeans May 2024 Futures	5.5	3,595
Sugar No. 11 May 2024 Futures	2.9	1,922
Wheat May 2024 Futures	2.5	1,645
WTI Crude May 2024 Futures	8.1	5,320
Zinc May 2024 Futures	2.3	1,510

Total Long Futures Contracts		$65,518

Total Notional Amount		$65,518

*	The notional amount is indicative of the quantity and proportionate value of each commodity futures contract.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	51

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$243	$0	$0	$0	$0	$243
Futures	5,592	0	0	0	2,749	8,341
Swap Agreements	0	0	0	0	3,812	3,812

	$5,835	$0	$0	$0	$6,561	$12,396

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,795	$0	$8,795
Swap Agreements	24,524	0	0	0	432	24,956

	$24,524	$0	$0	$8,795	$432	$33,751

	$30,359	$0	$0	$8,795	$6,993	$46,147

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$1,760	$0	$0	$0	$13	$1,773
Futures	5,195	0	0	0	2,724	7,919
Swap Agreements	0	0	0	0	3,946	3,946

	$6,955	$0	$0	$0	$6,683	$13,638

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,242	$0	$6,242
Written Options	0	0	0	0	5,903	5,903
Swap Agreements	3,153	0	0	0	804	3,957

	$3,153	$0	$0	$6,242	$6,707	$16,102

	$10,108	$0	$0	$6,242	$13,390	$29,740

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$1,176	$0	$0	$0	$0	$1,176
Written Options	8,603	0	0	0	792	9,395
Futures	25,409	0	0	0	22,977	48,386
Swap Agreements	0	151	0	0	(22,076)	(21,925)

	$35,188	$151	$0	$0	$1,693	$37,032

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,354	$0	$2,354
Purchased Options	0	0	0	0	(4,464)	(4,464)
Written Options	810	0	0	0	8,747	9,557
Swap Agreements	(101,842)	0	0	0	(35,715)	(137,557)

	$(101,032)	$0	$0	$2,354	$(31,432)	$(130,110)

	$(65,844)	$151	$0	$2,354	$(29,739)	$(93,078)

52	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2024

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(330)	$0	$0	$0	$0	$(330)
Written Options	2,685	0	0	0	996	3,681
Futures	(5,672)	0	0	0	42,851	37,179
Swap Agreements	0	(146)	0	0	27,559	27,413

	$(3,317)	$(146)	$0	$0	$71,406	$67,943

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$19,717	$0	$19,717
Purchased Options	0	0	0	0	(2,773)	(2,773)
Written Options	1,886	0	0	0	10,505	12,391
Swap Agreements	(182,327)	0	0	0	(20,730)	(203,057)

	$(180,441)	$0	$0	$19,717	$(12,998)	$(173,722)

	$(183,758)	$(146)	$0	$19,717	$58,408	$(105,779)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$19,805	$0	$19,805
Industrials	0	862	0	862
Utilities	0	197	0	197
U.S. Government Agencies	0	729,754	0	729,754
U.S. Treasury Obligations	0	3,729,003	0	3,729,003
Non-Agency Mortgage-Backed Securities	0	53,964	1,028	54,992
Asset-Backed Securities	0	568,533	0	568,533
Sovereign Issues	0	418,013	0	418,013
Preferred Securities
Banking & Finance	0	3,775	0	3,775
Short-Term Instruments
Commercial Paper	0	59,253	0	59,253
Repurchase Agreements	0	285,209	0	285,209
Short-Term Notes	0	140	0	140
U.S. Treasury Bills	0	238,758	0	238,758

	$0	$6,107,266	$1,028	$6,108,294

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$73,328	$0	$0	$73,328

Total Investments	$73,328	$6,107,266	$1,028	$6,181,622

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	6,597	5,654	0	12,251
Over the counter	0	33,751	0	33,751

	$6,597	$39,405	$0	$46,002

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(8,336)	(5,255)	0	(13,591)
Over the counter	0	(16,102)	0	(16,102)

	$(8,336)	$(21,357)	$0	$(29,693)

Total Financial Derivative Instruments	$(1,739)	$18,048	$0	$16,309

Totals	$71,589	$6,125,314	$1,028	$6,197,931

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	53

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO CommodityRealReturn Strategy Fund® (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

The Fund has established a Cayman Islands exempted company, the “Subsidiary”, which is wholly-owned and controlled by the Fund. See Note 14, Basis for Consolidation, in the Notes to Financial Statements for more information regarding the Subsidiary.

Hereinafter, the Board of Trustees of the Fund shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

54	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2024

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable. A debt obligation may be granted, in certain situations, a contractual or non-contractual forbearance for interest payments that are expected to be paid after agreed upon pay dates.

(b) Foreign Taxes The Fund may be subject to foreign taxes on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Consolidated Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of March 31, 2024, if any, are disclosed in the Consolidated Statement of Assets and Liabilities.

(c) Foreign Currency Translation The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(d) Multi-Class Operations Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

ANNUAL REPORT	MARCH 31, 2024	55

Notes to Financial Statements (Cont.)

(e) Distributions to Shareholders Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year. The Fund may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Separately, if the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(f) New Accounting Pronouncements and Regulatory Updates In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, Reference Rate Reform (Topic 848), which provides optional guidance to ease the potential

56	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2024

accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred or will occur during the period March 12, 2020 through December 31, 2024. In January 2021 and December 2022, FASB issued ASU 2021-01 and ASU 2022-06, which include additional amendments to Topic 848. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Fund’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Fund’s financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the U.S. Securities and Exchange Commission (“SEC”) adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading. As such, beginning in July 2024, the Fund must comply with certain new requirements which include, but are not limited to, making significant updates to the content of its shareholder reports and mailing paper copies of the new tailored shareholder reports to shareholders who have not opted to receive shareholder report documents electronically. At this time, management is evaluating the implications of these changes on the financial statements.

The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business day after the trade date (T+1). The effective date was May 5, 2023, and compliance with the amendments is required as of is May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments were effective as of December 11, 2023, but the SEC is providing a 24-month

ANNUAL REPORT	MARCH 31, 2024	57

Notes to Financial Statements (Cont.)

compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion). At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The NAV of the Fund’s shares, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange or the NYSE Close if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

58	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2024

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of the Fund’s

ANNUAL REPORT	MARCH 31, 2024	59

Notes to Financial Statements (Cont.)

NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

60	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2024

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	MARCH 31, 2024	61

Notes to Financial Statements (Cont.)

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act, rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses

62	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2024

related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as applicable. The table below shows the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2024 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2024	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$24,452	$2,864,437	$(2,815,500)	$(57)	$(4)	$73,328	$1,843	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Delayed-Delivery Transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

ANNUAL REPORT	MARCH 31, 2024	63

Notes to Financial Statements (Cont.)

Mortgage-Related and Other Asset-Backed Securities directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) risks related to the capability of the servicer of the securitized assets; (iv) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, (v) the structure and complexity of the transaction and the legal documents may not be fully understood at the time of investment and could lead to disputes with the issuer or among investors regarding the characterization of proceeds or unexpected investment results; and (vi) the CDO’s manager may perform poorly.

64	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2024

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Perpetual Bonds are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The long-term effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

ANNUAL REPORT	MARCH 31, 2024	65

Notes to Financial Statements (Cont.)

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity.

When-Issued Transactions are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians (in the case of tri-party repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, the Fund has used bilateral repurchase agreements wherein the underlying securities will be held by the Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date

66	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2024

and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

ANNUAL REPORT	MARCH 31, 2024	67

Notes to Financial Statements (Cont.)

(e) Interfund Lending In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended March 31, 2024, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities.

68	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2024

In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put

ANNUAL REPORT	MARCH 31, 2024	69

Notes to Financial Statements (Cont.)

and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Commodity Options are options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer for the amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, the Fund will normally offset its position rather than exercise the option to retain any remaining time value.

Inflation-Capped Options may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

(d) Swap Agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the

70	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2024

measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may fail to perform or meet an obligation or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

ANNUAL REPORT	MARCH 31, 2024	71

Notes to Financial Statements (Cont.)

Asset Swap Agreements convert the cash flows from an underlying security from fixed coupon to floating coupon, floating coupon to fixed coupon, or from one currency to another. The terms and conditions of the asset swap are the same as for an interest rate swap. However, an asset swap is unique in that one interest payment is tied to cash flows from an investment, such as corporate bonds or sovereign issues. The other payment is typically tied to an alternative index, such as a floating rate or a rate denominated in a different currency.

Commodity Forward Swap Agreements (“Commodity Forwards”) are entered into to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, the Fund will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to

72	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2024

deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indexes involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indexes are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indexes may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indexes are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indexes changes periodically, usually every six months, and for most indexes, each name has an equal weight in the index. Credit default swaps on credit indexes may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indexes are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indexes, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

ANNUAL REPORT	MARCH 31, 2024	73

Notes to Financial Statements (Cont.)

Interest Rate Swap Agreements may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or ‘‘cap’’, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or ‘‘floor’’, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return and would receive payments in the event of a net negative total return.

Volatility Swap Agreements are also known as forward volatility agreements and volatility swaps, and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Fund may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Fund will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Fund will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference

74	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2024

between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Fund would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Fund would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk is the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services.

ANNUAL REPORT	MARCH 31, 2024	75

Notes to Financial Statements (Cont.)

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. The Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Non-centrally-cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally-cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and the Fund’s performance.

Model Risk is the risk that the Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors, or may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data inputs, any of which may result in a decline in the value of an investment in the Fund.

Commodity Risk is the risk that investing in commodity-linked derivative instruments and commodities, either directly or indirectly through the Subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments or commodities may be affected by changes in overall market movements, foreign currency exchange rates, commodity index volatility, changes in interest rates, or supply and demand factors affecting a particular industry or commodity market, such as drought, floods, weather, livestock disease, pandemics and public health emergencies, embargoes, taxation, war, terrorism, cyber hacking, economic and political developments, environmental proceedings, tariffs, changes in storage costs, availability of transportation systems, and international economic, political and regulatory developments.

Equity Risk is the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically

76	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2024

related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities. In addition, preferred securities may be subject to greater credit risk or other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rates, regulatory changes and special redemption rights.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. The Fund may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with the other of the Fund’s guidelines), which generally carry higher levels of the foregoing risks.

Collateralized Loan Obligations Risk is the risk that investing in collateralized loan obligations (“CLOs”) and other similarly structured investments exposes the Fund to heightened credit risk, interest rate risk, liquidity risk, market risk and prepayment and extension risk, as well as the risk of default on the underlying asset. In addition, investments in CLOs carry additional risks including, but not limited to: (i) the possibility distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) risks related to the capability of the servicer of the securitized assets; (iv) the risk that the Fund may invest in tranches of CLOs that are subordinate to other tranches; (v) the structure and complexity of the transaction and the legal documents may not be fully understood at the time of investment and could lead to disputes with the issuer or among investors regarding the characterization of proceeds or unexpected investment results; and (vi) the CLO’s manager may perform poorly.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward

ANNUAL REPORT	MARCH 31, 2024	77

Notes to Financial Statements (Cont.)

commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Inflation-Indexed Security Risk is the risk that inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity.

Short Exposure Risk is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to the Fund.

Tax Risk is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

Subsidiary Risk is the risk that, by investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the subsidiary’s investments. The Subsidiary is not registered under the Act and may not be subject to all the investor protections of the Act. There is no guarantee that the investment objective of the Subsidiary will be achieved.

Gold-Related Risk is the risk that investments tied to the price of gold may fluctuate substantially over short periods of time or be more volatile than other types of investments due to, among other matters, changes in inflation or inflation expectations or other economic, financial and political factors in the U.S. and foreign (non-U.S.) countries.

LIBOR Transition Risk is the risk related to the discontinuation and replacement of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely or relied in some

78	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2024

fashion upon LIBOR. Although the transition process away from LIBOR for most instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or the continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain and could result in losses to the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund.

Government Intervention in Financial Markets Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/ or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external

ANNUAL REPORT	MARCH 31, 2024	79

Notes to Financial Statements (Cont.)

processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders may suffer losses as a result of a cyber security breach related to the Fund, its service providers, trading counterparties or the issuers in which the Fund invests.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the

80	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2024

applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. FCM customers, such as the Fund, are permitted to transfer their customer account (and cleared derivative transactions held in such customer account) from one FCM to another FCM. Upon completion of the transfer, the customer maintains the same economic position with respect to the outstanding exposure. As such, these transfers are not recognized as dispositions and reacquisitions of the affected derivative positions. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The porting of exposure between FCMs has no impact on the market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin; these values as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and

ANNUAL REPORT	MARCH 31, 2024	81

Notes to Financial Statements (Cont.)

termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R

0.49%	0.25%	0.35%	0.45%(1)	0.25%	0.45%	0.45%	0.45%

(1)	PIMCO has contractually agreed, through July 31, 2024, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

82	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2024

(c) Distribution and Servicing Fees PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

Class R	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2024, the Distributor retained $2,415,092 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and

ANNUAL REPORT	MARCH 31, 2024	83

Notes to Financial Statements (Cont.)

commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational and offering expenses of the Trust and the Fund, and any other expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation Pursuant to the Expense Limitation Agreement, PIMCO has contractually agreed, through July 31, 2024, to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049% (the “Expense Limit”) (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. As of March 31, 2024, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2024, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Expense Limitation Agreement and I-3 Fee Waiver Agreement, waiver amounts are reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2024, the amount waived and/or reimbursed was $23,924.

84	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2024

(f) Acquired Fund Fees and Expenses PIMCO Cayman Commodity Fund I, Ltd. (the “Commodity Subsidiary”) has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Fund’s Investment Advisory Fee and the Supervisory and Administrative Fee in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2024, the amount waived and/or reimbursed was $3,804,448. See Note 14, Basis for Consolidation, in the Notes to Financial Statements for more information regarding the Commodity Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2024, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$9,612,048	$9,577,101	$17,053	$510,666

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2024	85

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2024		Year Ended 03/31/2023

	Shares	Amount	Shares~	Amount

Receipts for shares sold

Institutional Class	85,218	$1,117,490	166,580	$3,074,265

I-2	35,393	458,492	62,084	1,113,479

I-3	1,276	16,581	2,520	45,940

Administrative Class	3,656	46,056	5,508	100,044

Class A	5,115	63,123	10,564	193,319

Class C	366	4,003	1,867	32,973

Class R	538	6,297	1,878	34,864

Issued as reinvestment of distributions

Institutional Class	2,066	26,941	89,310	1,536,159

I-2	511	6,597	30,392	525,944

I-3	25	328	1,383	23,836

Administrative Class	60	744	2,547	41,709

Class A	116	1,427	8,017	131,557

Class C	17	185	1,655	24,403

Class R	18	211	1,346	20,940

Cost of shares redeemed

Institutional Class	(123,403)	(1,617,353)	(249,221)	(4,361,757)

I-2	(55,623)	(723,915)	(102,735)	(1,761,120)

I-3	(1,923)	(25,013)	(3,973)	(69,290)

Administrative Class	(3,789)	(47,584)	(5,168)	(86,974)

Class A	(10,387)	(128,757)	(16,292)	(272,495)

Class C	(2,194)	(24,042)	(2,629)	(38,052)

Class R	(1,602)	(18,923)	(2,010)	(30,595)

Net increase (decrease) resulting from Fund share transactions	(64,546)	$(837,112)	3,623	$279,149

†	A zero balance may reflect actual amounts rounding to less than one thousand.
~	A one for three reverse share split, effective March 24, 2023, has been retroactively applied.

At a meeting held on January 13, 2023, the Board was notified of a reverse share split for each class of the Fund, pursuant to which shareholders received one share in exchange for every three shares of the Fund.

The reverse share splits were effective March 24, 2023. While the reverse share splits reduced the number of outstanding shares of each class of the Fund, they proportionately increased the NAV per share of each class of the Fund such that the aggregate market value of the Fund’s shares remained the same. The reverse share splits do not alter the rights or total value of a shareholder’s investment in the Fund, nor are they a taxable event for Fund investors.

The Shares of Beneficial Interest and Financial Highlights prior to March 24, 2023 for the Fund has been adjusted to reflect the reverse share split.

86	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2024

As of March 31, 2024, two persons owned of record or beneficially 10% or more of the Fund’s total outstanding shares comprising 46% of the Fund.

14. BASIS FOR CONSOLIDATION

The Commodity Subsidiary, a Cayman Islands exempted company, was incorporated on July 21, 2006, as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Fund and the Commodity Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. The net assets of the Commodity Subsidiary as of period end represented 13% of the Fund’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2024, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

ANNUAL REPORT	MARCH 31, 2024	87

Notes to Financial Statements (Cont.)

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by the Fund, is not qualifying income under Subchapter M of the Code. As such, the Fund’s ability to utilize direct investments in commodity-linked swaps as part of its investment strategy is limited to a maximum of 10% of its gross income. However, in a subsequent revenue ruling, the IRS provides that income from alternative investment instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will constitute qualifying income.

The Fund will continue to seek to gain exposure to the commodity markets primarily through investments in its Subsidiary and perhaps through commodity-linked notes. The Subsidiary will be treated as a controlled foreign corporation. As a result, the Fund with the Subsidiary will be required to include in gross income for U.S. federal income tax purposes all of its Subsidiary’s “subpart F income,” whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary’s income and realized gains and mark-to-market gains will be “subpart F income.” The Fund’s recognition of its Subsidiary’s “subpart F income” will increase the Fund’s tax basis in its Subsidiary. Distributions by the Subsidiary to the Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in its Subsidiary. “Subpart F income” is generally treated by the Fund as ordinary income, regardless of the character of the Subsidiary’s underlying income or gains.

If a net loss is realized by Subsidiary, such loss is not generally available to offset the income earned by such Subsidiary’s parent Fund, and such loss cannot be carried forward to offset taxable income of the parent Fund or the Subsidiary in future periods.

Under IRS regulations, income derived from a controlled foreign corporation will be considered qualifying income if distributed to the Fund or if the Fund’s income from in the subsidiary is derived with respect to the Fund’s business of investing in securities. A subsidiary may pay such a distribution at any time. An IRS revenue procedure states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Act.

There can be no assurance that the IRS will not change its position with respect to some or all of these conclusions or that future legislation will not adversely impact the tax treatment of the Fund’s commodity-linked investments. If the IRS were to change or reverse its position, or if future legislation adversely affected the tax treatment of the Fund’s commodity-linked investments, there would likely be a significant adverse impact on the Fund, including the possibility of failing to qualify as a regulated investment company. If the Fund did not qualify as a regulated investment company for any taxable year, its taxable income would be subject to tax at the Fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed. Furthermore, the tax treatment of the Fund’s investments in its Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing

88	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2024

and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in this Prospectus.

As of March 31, 2024, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO CommodityRealReturn Strategy Fund®	$0	$0	$(236,534)	$0	$(989,400)	$0	$(6,679)	$(1,232,613)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on hyperinflationary investments, swap contracts, straddle loss deferrals, sale/buyback transactions, interest accrued on defaulted securities, treasury inflation protected securities (TIPs), and controlled foreign corporation (CFC) transactions.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2023 through March 31, 2024 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2023 through March 31, 2024 and Ordinary losses realized during the period January 1, 2024 through March 31, 2024 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2024, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO CommodityRealReturn Strategy Fund®	$385,765	$603,635

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2024, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO CommodityRealReturn Strategy Fund®	$6,451,836	$144,167	$(390,673)	$(246,506)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on hyperinflationary investments, swap contracts, straddle loss deferrals, sale/buyback transactions, interest accrued on defaulted securities, treasury inflation protected securities (TIPs), and controlled foreign corporation (CFC) transactions.

ANNUAL REPORT	MARCH 31, 2024	89

Notes to Financial Statements (Cont.)

March 31, 2024

For the fiscal years ended March 31, 2024 and March 31, 2023, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2024			March 31, 2023

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO CommodityRealReturn Strategy Fund®	$42,007	$0	$0	$2,720,024	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

90	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO CommodityRealReturn Strategy Fund®

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of PIMCO CommodityRealReturn Strategy Fund® and its subsidiary (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2024, the related consolidated statement of operations for the year ended March 31, 2024, the consolidated statement of changes in net assets for each of the two years in the period ended March 31, 2024, including the related notes, and the financial highlights (consolidated) for each of the five years in the period ended March 31, 2024 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2024 and the financial highlights for each of the five years in the period ended March 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2024

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	MARCH 31, 2024	91

Glossary: (abbreviations that may be used in the preceding statements)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	JPM	JP Morgan Chase Bank N.A.
BOA	Bank of America N.A.	MAC	Macquarie Bank Limited
BPS	BNP Paribas S.A.	MBC	HSBC Bank Plc
BRC	Barclays Bank PLC	MEI	Merrill Lynch International
CBK	Citibank N.A.	MYC	Morgan Stanley Capital Services LLC
CIB	Canadian Imperial Bank of Commerce	MYI	Morgan Stanley & Co. International PLC
DEU	Deutsche Bank Securities, Inc.	RBC	Royal Bank of Canada
DUB	Deutsche Bank AG	SCX	Standard Chartered Bank, London
FAR	Wells Fargo Bank National Association	SOG	Societe Generale Paris
FICC	Fixed Income Clearing Corporation	SSB	State Street Bank and Trust Co.
GLM	Goldman Sachs Bank USA	TOR	The Toronto-Dominion Bank
GST	Goldman Sachs International	UAG	UBS AG Stamford

Currency Abbreviations:
ARS	Argentine Peso	INR	Indian Rupee
AUD	Australian Dollar	JPY	Japanese Yen
BRL	Brazilian Real	KRW	South Korean Won
CAD	Canadian Dollar	MXN	Mexican Peso
CNH	Chinese Renminbi (Offshore)	NOK	Norwegian Krone
DKK	Danish Krone	NZD	New Zealand Dollar
EUR	Euro	SGD	Singapore Dollar
GBP	British Pound	TWD	Taiwanese Dollar
IDR	Indonesian Rupiah	USD (or $)	United States Dollar
ILS	Israeli Shekel	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	ICE	IntercontinentalExchange®
CME	Chicago Mercantile Exchange	NYMEX	New York Mercantile Exchange
EUREX	Eurex Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
BCOMAG	Bloomberg Agriculture Subindex	FRCPXTOB	France Consumer Price ex-Tobacco Index
BCOMF1NTC	Bloomberg Commodity Index 1-Month Forward Total Return Custom Index	GASOILCO	Gasoil vs Brent
BCOMF1TC	Bloomberg Commodity Index 1-Month Forward Total Return	GOLDLNPM	London Gold Market Fixing Ltd. PM
BCOMTR	Bloomberg Commodity Index Total Return	JETCO	NWE CIF Jet vs Brent
BCOMTR1	Bloomberg Custom Commodity Index	JMABNIC5	J.P. Morgan Custom Commodity Index
BCOMTR2	Bloomberg Custom Commodity Index	JMABNIU5	J.P. Morgan Custom Commodity Index
BRENT	Brent Crude	MUTKCALM	Tokyo Overnight Average Rate
CIXBSTR3	Custom Commodity Index	OPIS	Oil Price Information Service
CMDSKEWLS	CBEO SKEW Index is an index derived from the price of S&P 500 tail risk	PIMCODB	PIMCO Custom Commodity Basket
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	RBCAEC0T	Custom Commodity Forward Index
CPTFEMU	Eurozone HICP ex-Tobacco Index	RBCAECR1	Custom Commodity Forward Index
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	RBCAECT0	Custom Commodity Forward Index
EUR003M	3 Month EUR Swap Rate

92	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

Other Abbreviations:
ABS	Asset-Backed Security	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	OAT	Obligations Assimilables du Trésor
BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	OIS	Overnight Index Swap
CIF NWE	NWE CIF Jet Fuel	oz.	Ounce
CLO	Collateralized Loan Obligation	RBOB	Reformulated Blendstock for Oxygenate Blending
DAC	Designated Activity Company	TBA	To-Be-Announced
EURIBOR	Euro Interbank Offered Rate	WTI	West Texas Intermediate

ANNUAL REPORT	MARCH 31, 2024	93

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2024 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2024 was designated as ‘‘qualified dividend income’’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2024.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only). Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2024 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2024 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends. The Fund intends to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) amount of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†
PIMCO CommodityRealReturn Strategy Fund®	0%	0%	$1,327	$0	$53,255

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2025, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2024.

Section 199A Dividends. Non-corporate fund shareholders of the fund below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the fund as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends
PIMCO CommodityRealReturn Strategy Fund®	0%

94	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	161	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, State Auto Financial Corporation (2016-2022).

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	MARCH 31, 2024	95

Management of the Trust (Cont.)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	161	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

(*)	Unless otherwise noted, the information for the individuals listed is as of March 31, 2024.
(1)	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
(†)	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Joshua D. Ratner (1976)** President	01/2024 to present	Executive Vice President and Head of Americas Fund and Client Operations; Deputy General Counsel, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO Flexible Real Estate Income Fund, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill (1980)** Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Carol K. Chan (1982) Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

96	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Alyssa M. Creighton (1974) Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Jason R. Duran (1977) Vice President	02/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Kenneth W. Lee (1972) Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Greg J. Mason (1980)*** Vice President	05/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Colleen P. McLaughlin (1983)*** Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Shiv Narain (1981) Vice President	01/2024 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Keith A. Werber (1973) Vice President	05/2022 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Paul T. Wildermuth (1979) Vice President	01/2024 to present	Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Brandon T. Evans (1982) Deputy Treasurer	01/2024 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO Flexible Real Estate Income Fund and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Matthew L. Goodman (1977)** Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Laine E. Pacetti (1989) Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

ANNUAL REPORT	MARCH 31, 2024	97

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Jason R. Stern (1979)** Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Chi H. Vu (1983) Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

(*)	Unless otherwise noted, the information for the individuals listed is as of March 31, 2024.
(†)

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Access Income Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Dynamic Income Strategy Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

(**)	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
(***)	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

98	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Privacy Policy1

(Unaudited)

The Funds2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

ANNUAL REPORT	MARCH 31, 2024	99

Privacy Policy1 (Cont.)

(Unaudited)

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

100	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 13-14, 2024, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2024. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2024.

ANNUAL REPORT	MARCH 31, 2024	101

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

1100 Main Street, Suite 400

Kansas City, MO 64105

Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

SS&C Global Investor & Distribution Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF3012AR_033124

PIMCO FUNDS

Annual Report

March 31, 2024

PIMCO Emerging Markets Local Currency and Bond Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Market Insights

Dear Shareholder,

This annual report covers the 12-month reporting period ended March 31, 2024 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and a discussion of certain factors that affected performance during the reporting period.

The global economy continued to expand despite persistent inflation, tighter credit conditions, and geopolitical concerns affecting many countries. This resilience appeared particularly evident in the United States (“U.S.”). In contrast, several other developed market economies experienced relatively flat or negative growth over the reporting period.

Several central banks paused interest-rate hikes

Inflation eased over the reporting period but remained above central bank targets for many economies. Several central banks did not increase interest rates in the second half of 2023 and the beginning of 2024, following a series of rate increases in 2022 and the first half of 2023. The U.S. Federal Reserve (the “Fed”) raised the federal funds rate a total of 5.25% from March 2022 to July 2023, and then held rates steady from September 2023 to March 2024. At its March meeting, the Fed communicated that the policy rate may be at its peak for the most recent tightening cycle, and that it may be appropriate to begin cutting rates later in 2024. The European Central Bank (“ECB”) raised its deposit facility rate for the euro area a total of 4.50% from July 2022 to September 2023, and then held rates steady at its next four meetings. Meanwhile, the Bank of England (“BoE”) raised its Bank Rate a total of 5.15% from December 2019 to July 2023 and held rates steady at its next five meetings. Neither the ECB nor BoE ruled out the possibility of rate cuts in 2024. In contrast, the Bank of Japan raised its short-term policy rate from -0.1% to between zero and 0.1% in March 2024, which was the first increase since 2007.

Financial markets posted positive returns

The yield on the benchmark 10-year U.S. Treasury increased during the reporting period. In many other developed markets, yields on 10-year government bonds also moved higher. Overall, the global bond market rallied toward the end of 2023, bolstered by central bank officials’ policy pronouncements signaling a possible end to monetary tightening. However, the market then weakened during the first quarter of 2024. During the reporting period, lower-rated global bonds generally outperformed their higher-rated counterparts. Global equities rallied, while commodities were mixed. The U.S. dollar strengthened against the Japanese yen and, to a lesser extent, the euro, but fell relative to the British pound.

We continue to work diligently to navigate dynamic global markets and manage the assets that you have entrusted with us. We encourage you to speak with your financial advisor about your goals and visit global.pimco.com for our latest insights.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Total Returns of Certain Asset Classes for the Period Ended March 31, 2024

Asset Class (as measured by, currency)	12-Month

U.S. large cap equities (S&P 500 Index, USD)	29.88%

Global equities (MSCI World Index, USD)	25.11%

European equities (MSCI Europe Index, EUR)	14.79%

Emerging market equities (MSCI Emerging Markets Index, EUR)	8.15%

Japanese equities (Nikkei 225 Index, JPY)	46.50%

Emerging market local bonds (JPMorgan Government Bond Index-Emerging Markets Global Diversified Index, USD Unhedged)	4.91%

Emerging market external debt (JPMorgan Emerging Markets Bond Index (EMBI) Global, USD Hedged)	9.53%

Below investment grade bonds (ICE BofA Developed Markets High Yield Constrained Index, USD Hedged)	11.60%

Global investment grade credit bonds (Bloomberg Global Aggregate Credit Index, USD Hedged)	5.59%

Fixed-rate, local currency government debt of investment grade countries (Bloomberg Global Treasury Index, USD Hedged)	3.48%

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions or are appropriate for all investors and each investor should evaluate their ability to invest for the long-term, especially during periods of downturn in the market. Outlook and strategies are subject to change without notice.

2	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

Important Information About the PIMCO Emerging Markets Local Currency and Bond Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Emerging Markets Local Currency and Bond Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, remain high. In efforts to combat inflation, the U.S. Federal Reserve (the “Fed”) raised interest rates multiple times in 2022 and 2023. In the second half of 2023 and the beginning of 2024, however, the Fed paused the rate hikes, keeping interest rates steady. It is uncertain whether rates will remain steady, increase or decrease in the future. As such, the Fund may face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

In February 2022, Russia launched an invasion of Ukraine. As a result, Russia and other countries, persons and entities that have provided material aid to Russia’s aggression against Ukraine, have

ANNUAL REPORT	MARCH 31, 2024	3

Important Information About the PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

been the subject of economic sanctions and import and export controls imposed by countries throughout the world, including the United States. Such measures have had and may continue to have an adverse effect on the Russian, Belarusian and other securities and economies, which may, in turn, negatively impact the Fund. The extent, duration and impact of Russia’s military action in Ukraine, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional, European and global economies and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. Further, the Fund may have investments in securities and instruments that are economically tied to the region and may have been negatively impacted by the sanctions and counter-sanctions by Russia, including declines in value and reductions in liquidity. The sanctions may cause the Fund to sell portfolio holdings at a disadvantageous time or price or to continue to hold investments that the Fund may no longer seek to hold. PIMCO will continue to actively manage these positions in the best interests of the Fund and its shareholders.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities. The United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR was traditionally an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain, and may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how and when industry participants adopt new reference rates for affected instruments. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of the Fund that holds such instrument. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund and issuers in which it invests. For example, if a bank at which the Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

4	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

Issuers in which the Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Fund invests remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which it invests.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2 and I-3 shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

ANNUAL REPORT	MARCH 31, 2024	5

Important Information About the PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Class A	Class C	Diversification Status

PIMCO Emerging Markets Local Currency and Bond Fund	12/29/06	12/29/06	05/30/08	04/27/18	07/31/07	07/31/07	Non-diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

SEC rules allow the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by

6	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Fund) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and exchange-traded fund (“ETF”) shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading. As such, beginning in July 2024, the Fund must comply with certain new requirements which include, but are not limited to, making significant updates to the content of its shareholder reports and mailing paper copies of the new tailored shareholder reports to shareholders who have not opted to receive shareholder report documents electronically.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In November 2022, the SEC adopted amendments to Form N-PX under the Investment Company Act of 1940, as amended, to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments were effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion).

ANNUAL REPORT	MARCH 31, 2024	7

PIMCO Emerging Markets Local Currency and Bond Fund

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Fund Inception (12/29/06)
PIMCO Emerging Markets Local Currency and Bond Fund Institutional Class	8.31%	2.66%	0.74%	3.05%
PIMCO Emerging Markets Local Currency and Bond Fund I-2	8.21%	2.56%	0.64%	2.95%
PIMCO Emerging Markets Local Currency and Bond Fund I-3	8.15%	2.51%	0.59%	2.89%
PIMCO Emerging Markets Local Currency and Bond Fund Class A	7.88%	2.25%	0.32%	2.61%
PIMCO Emerging Markets Local Currency and Bond Fund Class A (adjusted)	3.89%	1.47%	(0.06)%	2.39%
PIMCO Emerging Markets Local Currency and Bond Fund Class C	7.09%	1.49%	(0.43)%	1.85%
PIMCO Emerging Markets Local Currency and Bond Fund Class C (adjusted)	6.09%	1.49%	(0.43)%	1.85%
J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged)	4.91%	0.13%	(0.32)%	2.86%
Lipper Emerging Markets Local Currency Debt Funds Average	6.56%	0.79%	(0.05)%	3.05%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 12/31/2006.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 1.47% for Institutional Class shares, 1.57% for I-2 shares, 1.67% for I-3 shares, 1.87% for Class A shares, and 2.62% for Class C shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

8	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

Institutional Class - PELBX	I-2 - PELPX	I-3 - PELNX
Class A - PELAX	Class C - PELCX

Geographic Breakdown as of March 31, 2024†§

Mexico	10.8%
South Africa	10.4%
United States	8.2%
Supranational	8.2%
Short-Term Instruments‡	7.8%
Indonesia	7.8%
China	5.0%
Poland	4.7%
Malaysia	4.2%
Czech Republic	3.8%
Thailand	3.2%
Colombia	3.2%
Romania	2.9%
Peru	2.9%
Chile	2.7%
Dominican Republic	2.3%
Hungary	2.2%
Brazil	1.6%
United Kingdom	1.2%
Turkey	1.2%
Ivory Coast	1.1%
Other	4.6%

†	% of Investments, at value.
§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Local Currency and Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in currencies of, or Fixed Income Instruments denominated in the currencies of, emerging market countries and in Fixed Income Instruments, each of which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to the Turkish lira contributed to relative performance, as the currency depreciated.

»	Overweight exposure to the Egyptian pound contributed to relative performance, as the currency briefly appreciated in March 2024 following its devaluation.
»	Overweight exposure to Mexican local duration detracted from relative performance, as local rates rose.

»	Overweight exposure to the Chilean peso detracted from relative performance, as the currency depreciated.

ANNUAL REPORT	MARCH 31, 2024	9

Expense Example PIMCO Emerging Markets Local Currency and Bond Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2023 to March 31, 2024 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,086.10	$9.28	$1,000.00	$1,015.96	$8.97	1.79%
I-2	1,000.00	1,085.50	9.80	1,000.00	1,015.47	9.47	1.89
I-3	1,000.00	1,085.30	10.11	1,000.00	1,015.17	9.77	1.95
Class A	1,000.00	1,083.90	11.35	1,000.00	1,013.97	10.97	2.19
Class C	1,000.00	1,079.90	15.20	1,000.00	1,010.24	14.69	2.94

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

10	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

Benchmark Description

Index*	Benchmark Description

J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged)	J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged) is a comprehensive global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2024	11

Financial Highlights PIMCO Emerging Markets Local Currency and Bond Fund

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

03/31/2024	$5.73	$0.33	$0.13	$0.46	$(0.13)	$0.00	$(0.19)	$(0.32)

03/31/2023	5.77	0.27	(0.06)	0.21	(0.14)	0.00	(0.11)	(0.25)

03/31/2022	6.43	0.26	(0.62)	(0.36)	(0.30)	0.00	0.00	(0.30)

03/31/2021	5.69	0.32	0.75	1.07	(0.08)	0.00	(0.25)	(0.33)

03/31/2020	6.70	0.45	(1.02)	(0.57)	0.00	0.00	(0.44)	(0.44)

I-2

03/31/2024	5.73	0.33	0.13	0.46	(0.13)	0.00	(0.19)	(0.32)

03/31/2023	5.77	0.27	(0.07)	0.20	(0.13)	0.00	(0.11)	(0.24)

03/31/2022	6.43	0.26	(0.63)	(0.37)	(0.29)	0.00	0.00	(0.29)

03/31/2021	5.69	0.31	0.76	1.07	(0.08)	0.00	(0.25)	(0.33)

03/31/2020	6.70	0.44	(1.02)	(0.58)	0.00	0.00	(0.43)	(0.43)

I-3

03/31/2024	5.73	0.33	0.12	0.45	(0.12)	0.00	(0.19)	(0.31)

03/31/2023	5.77	0.27	(0.07)	0.20	(0.13)	0.00	(0.11)	(0.24)

03/31/2022	6.43	0.26	(0.63)	(0.37)	(0.29)	0.00	0.00	(0.29)

03/31/2021	5.69	0.31	0.75	1.06	(0.07)	0.00	(0.25)	(0.32)

03/31/2020	6.70	0.44	(1.02)	(0.58)	0.00	0.00	(0.43)	(0.43)

Class A

03/31/2024	5.73	0.31	0.13	0.44	(0.11)	0.00	(0.19)	(0.30)

03/31/2023	5.77	0.25	(0.06)	0.19	(0.12)	0.00	(0.11)	(0.23)

03/31/2022	6.43	0.24	(0.63)	(0.39)	(0.27)	0.00	0.00	(0.27)

03/31/2021	5.69	0.29	0.76	1.05	(0.06)	0.00	(0.25)	(0.31)

03/31/2020	6.70	0.42	(1.02)	(0.60)	0.00	0.00	(0.41)	(0.41)

Class C

03/31/2024	5.73	0.27	0.13	0.40	(0.07)	0.00	(0.19)	(0.26)

03/31/2023	5.77	0.21	(0.06)	0.15	(0.08)	0.00	(0.11)	(0.19)

03/31/2022	6.43	0.20	(0.64)	(0.44)	(0.22)	0.00	0.00	(0.22)

03/31/2021	5.69	0.24	0.76	1.00	(0.01)	0.00	(0.25)	(0.26)

03/31/2020	6.70	0.37	(1.02)	(0.65)	0.00	0.00	(0.36)	(0.36)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)

Expense ratio as presented is calculated based on average net assets for the period presented. Due to significant fluctuations in total net assets during the period, the expense ratio to average net assets differs from the total operating expense ratio in effect for each class. See Note 9, Fees and Expenses in the Notes to Financial Statements for additional information on how the Fund’s expenses are calculated.

12	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$5.87	8.31%	$1,246,885	2.02%		2.02%		0.90%		0.90%		5.76%	135%

5.73	3.98	1,520,545	1.46		1.46		0.90		0.90		4.89	135

5.77	(5.96)	2,312,938	1.22		1.22		0.90		0.90		4.12	108

6.43	18.93	1,217,887	1.25		1.25		0.90		0.90		4.90	123

5.69	(9.48)	1,270,257	1.70		1.70		0.90		0.90		6.50	197

5.87	8.21	127,371	2.12		2.12		1.00		1.00		5.68	135

5.73	3.88	99,934	1.62	(e)	1.62	(e)	1.00	(e)	1.00	(e)	4.91	135

5.77	(6.05)	96,034	1.32		1.32		1.00		1.00		4.14	108

6.43	18.81	97,406	1.35		1.35		1.00		1.00		4.82	123

5.69	(9.57)	68,884	1.80		1.80		1.00		1.00		6.40	197

5.87	8.15	9,643	2.17		2.22		1.05		1.10		5.64	135

5.73	3.83	6,377	1.69	(e)	1.74	(e)	1.05	(e)	1.10	(e)	4.88	135

5.77	(6.10)	6,714	1.37		1.42		1.05		1.10		4.13	108

6.43	18.75	11,906	1.40		1.45		1.05		1.10		4.77	123

5.69	(9.61)	10,336	1.85		1.90		1.05		1.10		6.32	197

5.87	7.88	31,977	2.42		2.42		1.30		1.30		5.37	135

5.73	3.57	33,073	1.91	(e)	1.91	(e)	1.30	(e)	1.30	(e)	4.58	135

5.77	(6.33)	36,384	1.62		1.62		1.30		1.30		3.85	108

6.43	18.46	35,483	1.65		1.65		1.30		1.30		4.51	123

5.69	(9.84)	29,812	2.10		2.10		1.30		1.30		6.10	197

5.87	7.09	2,612	3.17		3.17		2.05		2.05		4.63	135

5.73	2.79	2,128	2.67	(e)	2.67	(e)	2.05	(e)	2.05	(e)	3.85	135

5.77	(7.04)	2,258	2.37		2.37		2.05		2.05		3.13	108

6.43	17.57	3,011	2.40		2.40		2.05		2.05		3.74	123

5.69	(10.52)	7,435	2.85		2.85		2.05		2.05		5.35	197

ANNUAL REPORT	MARCH 31, 2024	13

Statement of Assets and Liabilities PIMCO Emerging Markets Local Currency and Bond Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$1,496,812
Investments in Affiliates	69,174

Financial Derivative Instruments
Exchange-traded or centrally cleared	2,447
Over the counter	24,000
Deposits with counterparty	29,084
Foreign currency, at value	28,408
Receivable for investments sold	169,730
Receivable for Fund shares sold	1,533
Interest and/or dividends receivable	27,055
Dividends receivable from Affiliates	387
Other assets	4

Total Assets	1,848,634

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$149,321

Financial Derivative Instruments
Exchange-traded or centrally cleared	2,075
Over the counter	26,337
Payable for investments purchased	178,233
Payable for investments in Affiliates purchased	428
Payable for investments purchased on a delayed-delivery basis	30,942
Payable for unfunded loan commitments	21,091
Deposits from counterparty	14,921
Payable for Fund shares redeemed	4,218
Distributions payable	629
Overdraft due to custodian	154
Accrued investment advisory fees	541
Accrued supervisory and administrative fees	558
Accrued distribution fees	2
Accrued servicing fees	7
Accrued taxes payable	322
Foreign capital gains tax payable	367

Total Liabilities	430,146

Commitments and Contingent Liabilities^

Net Assets	$1,418,488

Net Assets Consist of:

Paid in capital	$1,911,935
Distributable earnings (accumulated loss)	(493,447)

Net Assets	$1,418,488

Cost of investments in securities	$1,542,295
Cost of investments in Affiliates	$70,019
Cost of foreign currency held	$29,007
Cost or premiums of financial derivative instruments, net	$(6,353)

* Includes repurchase agreements of:	$4,190

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information.

14	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2024

Net Assets:

Institutional Class	$1,246,885
I-2	127,371
I-3	9,643
Class A	31,977
Class C	2,612

Shares Issued and Outstanding:

Institutional Class	212,343
I-2	21,691
I-3	1,642
Class A	5,446
Class C	445

Net Asset Value Per Share Outstanding(a):

Institutional Class	$5.87
I-2	5.87
I-3	5.87
Class A	5.87
Class C	5.87

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2024	15

Statement of Operations PIMCO Emerging Markets Local  Currency and Bond Fund

Year Ended March 31, 2024
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$113,953
Dividends from Investments in Affiliates	4,346
Miscellaneous income	1,031
Total Income	119,330

Expenses:

Investment advisory fees	6,907
Supervisory and administrative fees	7,082
Distribution and/or servicing fees - Class A	80
Distribution and/or servicing fees - Class C	23
Trustee fees	11
Interest expense	17,127
Miscellaneous expense	2
Total Expenses	31,232
Waiver and/or Reimbursement by PIMCO	(4)
Net Expenses	31,228

Net Investment Income (Loss)	88,102

Net Realized Gain (Loss):

Investments in securities, net of foreign capital gains tax**	(57,683)
Investments in Affiliates	69
Exchange-traded or centrally cleared financial derivative instruments	20,376
Over the counter financial derivative instruments	17,919
Foreign currency	(1,964)

Net Realized Gain (Loss)	(21,283)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities, net of foreign capital gains tax***	47,948
Investments in Affiliates	466
Exchange-traded or centrally cleared financial derivative instruments	(749)
Over the counter financial derivative instruments	455
Foreign currency assets and liabilities	4,651

Net Change in Unrealized Appreciation (Depreciation)	52,771

Net Increase (Decrease) in Net Assets Resulting from Operations	$119,590

* Foreign tax withholdings	$834

** Foreign capital gains tax	$101

*** Foreign capital gains tax	$292

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Emerging Markets Local Currency and Bond Fund

(Amounts in thousands†)	Year Ended March 31, 2024	Year Ended March 31, 2023

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$88,102	$96,020
Net realized gain (loss)	(21,283)	(246,298)
Net change in unrealized appreciation (depreciation)	52,771	160,878

Net Increase (Decrease) in Net Assets Resulting from Operations	119,590	10,600

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(31,996)	(44,976)
I-2	(2,415)	(2,198)
I-3	(176)	(118)
Class A	(616)	(694)
Class C	(27)	(28)

Tax basis return of capital
Institutional Class	(45,504)	(37,340)
I-2	(3,551)	(1,809)
I-3	(265)	(97)
Class A	(1,055)	(661)
Class C	(76)	(39)

Total Distributions(a)	(85,681)	(87,960)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(277,478)	(714,911)

Total Increase (Decrease) in Net Assets	(243,569)	(792,271)

Net Assets:

Beginning of year	1,662,057	2,454,328
End of year	$1,418,488	$1,662,057

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2024	17

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 105.5%

AZERBAIJAN 0.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%

State Oil Co. of the Azerbaijan Republic
8.305% (TSFR06M + 2.500%) due 11/26/2024 «~		$3,650	$	3,620

Total Azerbaijan (Cost $3,607)				3,620

BRAZIL 1.7%

CORPORATE BONDS & NOTES 1.1%

Banco BTG Pactual SA
4.500% due 01/10/2025		$300		296

Banco do Brasil SA
8.500% due 07/29/2026	MXN	135,000		7,795

Odebrecht Oil & Gas Finance Ltd.
0.000% due 04/29/2024 (f)(h)		$1,580		88

Oi SA
0.000% due 02/25/2035 ^«	BRL	2,500		102

Vale SA
1.378% due 12/29/2049 ~(h)		114,743		7,420

				15,701

SOVEREIGN ISSUES 0.6%

Brazil Letras do Tesouro Nacional
0.000% due 07/01/2024 (f)		44,400		8,644

Total Brazil (Cost $28,960)				24,345

CAYMAN ISLANDS 1.0%

ASSET-BACKED SECURITIES 0.5%

LCM Ltd.
6.659% due 04/20/2031 •		$1,750		1,749

Venture CLO Ltd.
6.709% due 04/20/2032 •		4,000		4,007

Vibrant CLO Ltd.
6.544% due 06/20/2029 •		31		31

Voya CLO Ltd.
6.528% due 04/17/2030 •		1,681		1,685

				7,472

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
CONVERTIBLE BONDS & NOTES 0.0%

Sunac China Holdings Ltd. (1.000% PIK)
1.000% due 09/30/2032 (b)	$394	$	26

CORPORATE BONDS & NOTES 0.5%

Fish Pond Re Ltd.
9.362% (T-BILL 1MO + 4.000%) due 01/08/2027 ~	550		554

Interoceanica Finance Ltd.
0.000% due 11/30/2025 (f)	207		196

Kaisa Group Holdings Ltd.
10.500% due 01/15/2025 ^(c)	4,300		102
11.250% due 04/16/2025 ^(c)	300		7
11.700% due 11/11/2025 ^(c)	4,200		105

Peru Payroll Deduction Finance Ltd.
0.000% due 11/01/2029 «(f)	1,651		1,376

Poinsettia Finance Ltd.
6.625% due 06/17/2031	2,927		2,485

Red Dorsal Finance Ltd.
5.875% due 10/12/2031	1,624		1,563

Sunac China Holdings Ltd. (5.000% Cash or 6.000% PIK)
5.000% due 09/30/2026 (b)	130		15

Sunac China Holdings Ltd. (5.250% Cash or 6.250% PIK)
5.250% due 09/30/2027 (b)	130		14

Sunac China Holdings Ltd. (5.500% Cash or 6.500% PIK)
5.500% due 09/30/2027 (b)	261		24

Sunac China Holdings Ltd. (5.750% Cash or 6.750% PIK)
5.750% due 09/30/2028 (b)	391		29

Sunac China Holdings Ltd. (6.000% Cash or 7.000% PIK)
6.000% due 09/30/2029 (b)	391		27

Sunac China Holdings Ltd. (6.250% Cash or 7.250% PIK)
6.250% due 09/30/2030 (b)	184		13

			6,510

Total Cayman Islands (Cost $17,801)			14,008

18	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
CHILE 3.0%

SOVEREIGN ISSUES 3.0%

Bonos de la Tesoreria de la Republica
3.400% due 10/01/2039 (g)	CLP	5,193,093	$	5,893

Bonos de la Tesoreria de la Republica en pesos
2.300% due 10/01/2028		1,525,000		1,352
5.000% due 10/01/2028		8,730,000		8,678
5.300% due 11/01/2037		2,585,000		2,520
5.800% due 10/01/2034		18,830,000		19,255
6.000% due 04/01/2033		2,280,000		2,363
7.000% due 05/01/2034		510,000		569

Chile Government International Bond
4.850% due 01/22/2029		$1,700		1,688

Total Chile (Cost $43,327)				42,318

		SHARES
CHINA 5.5%

COMMON STOCKS 0.0%

Sunac Services Holdings Ltd.		1,050,781		250

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 5.5%

China Government International Bond
2.600% due 09/01/2032	CNY	121,630		17,087
2.620% due 09/25/2029		89,800		12,631
2.750% due 02/17/2032		1,780		252
2.850% due 06/04/2027		10,400		1,473
3.020% due 05/27/2031		75,700		10,945
3.120% due 10/25/2052		5,900		900
3.250% due 11/22/2028		123,260		17,887
3.270% due 11/19/2030		2,900		426
3.280% due 12/03/2027		26,150		3,774

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
3.810% due 09/14/2050	CNY	76,080	$	12,886

				78,261

Total China (Cost $78,089)				78,511

COLOMBIA 3.5%

CORPORATE BONDS & NOTES 0.0%

Empresas Publicas de Medellin ESP
7.625% due 09/10/2024	COP	1,090,000		275

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.5%

Ecopetrol SA
TBD% due 08/16/2024 «µ		$21,400		21,439

SOVEREIGN ISSUES 2.0%

Colombian TES
6.250% due 07/09/2036	COP	44,134,300		8,190
7.000% due 06/30/2032		18,317,700		3,971
7.250% due 10/18/2034		4,012,600		850
7.250% due 10/26/2050		2,400,700		436
9.250% due 05/28/2042		5,667,400		1,300
13.250% due 02/09/2033		41,054,300		12,568

Financiera de Desarrollo Territorial SA Findeter
7.875% due 08/12/2024		3,616,000		915

				28,230

Total Colombia (Cost $44,261)				49,944

CZECH REPUBLIC 4.2%

SOVEREIGN ISSUES 4.2%

Czech Republic Government International Bond
0.950% due 05/15/2030	CZK	45,420		1,643
1.750% due 06/23/2032		378,400		13,716
2.000% due 10/13/2033		180,000		6,524
2.500% due 08/25/2028		108,400		4,402
2.750% due 07/23/2029		45,400		1,845

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	19

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
4.200% due 12/04/2036	CZK	85,700	$	3,735
4.500% due 11/11/2032		234,670		10,417
4.900% due 04/14/2034		93,990		4,309
5.000% due 09/30/2030		275,400		12,557

Total Czech Republic (Cost $60,270)				59,148

DOMINICAN REPUBLIC 2.6%

SOVEREIGN ISSUES 2.6%

Dominican Republic Central Bank Notes
12.000% due 10/03/2025	DOP	43,700		755
13.000% due 12/05/2025		888,100		15,583

Dominican Republic International Bond
9.750% due 06/05/2026		59,600		1,015
11.250% due 09/15/2035		739,900		13,581
13.625% due 02/03/2033		221,150		4,537
13.625% due 02/10/2034		63,300		1,330

Total Dominican Republic (Cost $35,217)				36,801

ECUADOR 0.4%

SOVEREIGN ISSUES 0.4%

Ecuador Government International Bond
2.500% due 07/31/2040 þ		$120		59
3.500% due 07/31/2035 þ		3,396		1,791
6.000% due 07/31/2030 þ		6,670		4,539

Total Ecuador (Cost $4,572)				6,389

HUNGARY 2.5%

SOVEREIGN ISSUES 2.5%

Hungary Government International Bond
2.250% due 04/20/2033	HUF	775,800		1,503
3.000% due 08/21/2030		2,119,000		4,723
3.000% due 10/27/2038		1,600,400		2,916
4.500% due 03/23/2028		1,147,800		2,911
4.750% due 11/24/2032		3,028,200		7,265
6.125% due 05/22/2028		$2,700		2,769
6.750% due 10/22/2028	HUF	3,603,800		9,889
9.500% due 10/21/2026		1,020,600		2,968

Total Hungary (Cost $35,350)				34,944

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
INDIA 0.6%

CORPORATE BONDS & NOTES 0.6%

HDFC Bank Ltd.
8.100% due 03/22/2025	INR	700,000	$	8,412

Total India (Cost $8,471)				8,412

INDONESIA 8.6%

SOVEREIGN ISSUES 8.6%

Indonesia Government International Bond
6.125% due 05/15/2028	IDR	190,622,000		11,847
6.375% due 08/15/2028		110,210,000		6,909
6.375% due 04/15/2032		121,951,000		7,562
6.500% due 02/15/2031		261,748,000		16,412
6.875% due 04/15/2029		32,959,000		2,103
7.000% due 09/15/2030		202,667,000		13,048
7.000% due 02/15/2033		95,021,000		6,123
7.125% due 06/15/2038		86,770,000		5,581
7.125% due 06/15/2042		32,292,000		2,079
7.125% due 06/15/2043		68,502,000		4,403
7.500% due 06/15/2035		126,249,000		8,430
7.500% due 05/15/2038		91,004,000		6,074
7.500% due 04/15/2040		124,180,000		8,294
8.250% due 05/15/2029		59,147,000		4,014
8.375% due 03/15/2034		176,821,000		12,533
8.750% due 05/15/2031		18,574,000		1,309
9.000% due 03/15/2029		42,064,000		2,924
10.500% due 08/15/2030		22,905,000		1,733

Total Indonesia (Cost $124,041)				121,378

20	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
IRELAND 0.1%

ASSET-BACKED SECURITIES 0.1%

Carlyle Global Market Strategies Euro CLO DAC
4.651% due 11/15/2031 •	EUR	798	$	856

Total Ireland (Cost $968)				856

ISRAEL 0.5%

SOVEREIGN ISSUES 0.5%

Israel Government International Bond
5.375% due 03/12/2029		$2,400		2,407
5.500% due 03/12/2034		2,400		2,381
5.750% due 03/12/2054		2,400		2,302

Total Israel (Cost $7,072)				7,090

IVORY COAST 1.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.9%

Ivory Coast Government International Bond
7.885% (EUR003M + 3.000%) due 06/28/2024 «~	EUR	10,000		10,779

Republic of Cote d’lvoire
8.908% (EUR006M + 5.000%) due 03/19/2027 «~		2,340		2,474

				13,253

SOVEREIGN ISSUES 0.3%

Ivory Coast Government International Bond
4.875% due 01/30/2032		2,617		2,440
5.250% due 03/22/2030		1,223		1,231

				3,671

Total Ivory Coast (Cost $16,943)				16,924

		SHARES
LUXEMBOURG 0.1%

COMMON STOCKS 0.0%

Drillco Holding Lux SA «(d)(i)		10,272		248

Forsea Holding SA «(d)		10,634		256

				504

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
CORPORATE BONDS & NOTES 0.1%

Constellation Oil Services Holding SA
13.500% due 06/30/2025 «		$286	$	283

Constellation Oil Services Holding SA (3.000% Cash or 4.000% PIK)
3.000% due 12/31/2026 (b)		756		606

FORESEA Holding SA
7.500% due 06/15/2030		260		245

				1,134

Total Luxembourg (Cost $1,385)				1,638

MALAYSIA 4.7%

SOVEREIGN ISSUES 4.7%

Malaysia Government International Bond
2.632% due 04/15/2031	MYR	39,980		7,868
3.757% due 05/22/2040		17,005		3,499
4.065% due 06/15/2050		19,449		4,036
4.232% due 06/30/2031		21,000		4,570
4.254% due 05/31/2035		24,738		5,396
4.696% due 10/15/2042		46,298		10,602
4.762% due 04/07/2037		55,844		12,781
4.893% due 06/08/2038		12,810		2,979

Malaysia Government Investment Issue
3.447% due 07/15/2036		21,810		4,400
4.417% due 09/30/2041		34,114		7,579
5.357% due 05/15/2052		10,317		2,564

Total Malaysia (Cost $65,727)				66,274

		SHARES
MEXICO 11.9%

COMMON STOCKS 0.0%

Hipotecaria Su Casita SA de CV «(d)		742,577		0

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 11.9%

Mexico Government International Bond
2.750% due 11/27/2031 (g)	MXN	464,273		24,070
4.000% due 08/24/2034 (g)		144,476		8,057
7.000% due 09/03/2026		434,800		24,581
7.500% due 05/26/2033		126,200		6,781
7.750% due 05/29/2031		156,900		8,707
7.750% due 11/23/2034		100,000		5,407
7.750% due 11/13/2042		521,800		26,761

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	21

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
8.000% due 11/07/2047	MXN	55,500	$	2,891
8.000% due 07/31/2053		103,700		5,344
8.500% due 03/01/2029		434,700		25,343
8.500% due 05/31/2029		375,020		21,884
8.500% due 11/18/2038		125,500		7,047
10.000% due 11/20/2036		29,100		1,851

				168,724

Total Mexico (Cost $165,927)				168,724

PARAGUAY 0.2%

SOVEREIGN ISSUES 0.2%

Paraguay Government International Bond
7.900% due 02/09/2031	PYG	23,428,000		3,289

Total Paraguay (Cost $3,215)				3,289

PERU 3.2%

CORPORATE BONDS & NOTES 1.5%

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	25,100		6,672

Credicorp Capital Sociedad Titulizadora SA
10.100% due 12/15/2043		56,200		15,301

				21,973

SOVEREIGN ISSUES 1.7%

Peru Government International Bond
5.350% due 08/12/2040		3,300		715
5.400% due 08/12/2034		4,700		1,089
6.150% due 08/12/2032		16,300		4,123
6.350% due 08/12/2028		6,100		1,682
6.850% due 02/12/2042		3,800		975
6.900% due 08/12/2037		7,700		1,975
6.950% due 08/12/2031		46,100		12,446
7.300% due 08/12/2033		3,100		837

				23,842

Total Peru (Cost $46,487)				45,815

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
PHILIPPINES 0.1%

SOVEREIGN ISSUES 0.1%

Philippines Government International Bond
6.250% due 01/14/2036	PHP	54,000	$	905

Total Philippines (Cost $1,245)				905

POLAND 5.2%

SOVEREIGN ISSUES 5.2%

Poland Government International Bond
1.250% due 10/25/2030 (k)	PLN	1,105		216
1.750% due 04/25/2032 (k)		28,100		5,398
2.750% due 04/25/2028 (k)		109,979		25,124
5.125% due 09/18/2034		$1,800		1,801
5.500% due 03/18/2054		1,800		1,795
6.000% due 10/25/2033 (k)	PLN	104,600		27,264
7.500% due 07/25/2028 (k)		45,000		12,205

Total Poland (Cost $69,261)				73,803

QATAR 0.0%

CORPORATE BONDS & NOTES 0.0%

QNB Finance Ltd.
6.900% due 01/23/2025 «	IDR	100,000		6

Total Qatar (Cost $7)				6

ROMANIA 3.2%

SOVEREIGN ISSUES 3.2%

Romania Government International Bond
4.150% due 01/26/2028	RON	48,600		9,856
4.250% due 04/28/2036		56,500		9,951
4.750% due 10/11/2034		27,400		5,156
4.850% due 07/25/2029		36,200		7,340
5.000% due 02/12/2029		10,300		2,122
5.375% due 03/22/2031	EUR	3,300		3,583
5.625% due 02/22/2036		3,300		3,555
7.350% due 04/28/2031	RON	8,300		1,889
7.900% due 02/24/2038		10,300		2,499

Total Romania (Cost $47,051)				45,951

22	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
SERBIA 0.5%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%

Project Mercury
0.400% - 8.088% (EUR006M + 4.200%) due 08/11/2030 «~	EUR	3,400	$	3,722

SOVEREIGN ISSUES 0.2%

Serbia Government International Bond
4.500% due 08/20/2032	RSD	345,400		2,899

Total Serbia (Cost $7,475)				6,621

SOUTH AFRICA 11.5%

CORPORATE BONDS & NOTES 1.7%

Development Bank of Southern Africa
8.600% due 10/21/2024 «	ZAR	196,700		10,318

Eskom Holdings SOC Ltd.
0.000% due 08/18/2027 (f)		143,600		4,592
0.000% due 12/31/2032 (f)		363,100		4,198

Transnet SOC Ltd.
10.000% due 03/30/2029		103,000		4,894

				24,002

SOVEREIGN ISSUES 9.8%

South Africa Government International Bond
6.250% due 03/31/2036 (k)		185,500		6,102
6.500% due 02/28/2041 (k)		500		15
7.000% due 02/28/2031 (k)		137,327		5,846
7.000% due 02/28/2031		74,200		3,159
8.000% due 01/31/2030 (k)		920,950		43,215
8.250% due 03/31/2032 (k)		239,300		10,554
8.500% due 01/31/2037		361,400		14,101
8.750% due 01/31/2044		120,700		4,461
8.750% due 02/28/2048		134,700		4,935
8.875% due 02/28/2035		29,200		1,230
9.000% due 01/31/2040		379,700		14,812
10.500% due 12/21/2026 (k)		30,200		1,640
10.500% due 12/21/2026		531,300		28,852

				138,922

Total South Africa (Cost $201,331)				162,924

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
SOUTH KOREA 0.2%

SOVEREIGN ISSUES 0.2%

Korea National Oil Corp.
4.875% due 04/03/2029 (a)		$2,900	$	2,881

Total South Korea (Cost $2,879)				2,881

SUPRANATIONAL 9.0%

CORPORATE BONDS & NOTES 9.0%

Asian Development Bank
6.720% due 02/08/2028	INR	1,718,200		20,544

European Investment Bank
2.875% due 11/15/2029	PLN	58,700		12,822
6.950% due 03/01/2029	INR	3,215,500		38,570

Inter-American Development Bank
7.000% due 01/25/2029		942,000		11,300

International Bank for Reconstruction & Development
4.500% due 04/15/2026	IDR	307,100,000		18,769
4.600% due 02/09/2026		222,900,000		13,671
7.050% due 07/22/2029	INR	1,045,500		12,679

Total Supranational (Cost $132,302)				128,355

TANZANIA 0.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%

The Ministry of Finance and Planning, Government of the United Republic of Tanzania
9.502% (EUR006M + 5.400%) due 04/26/2028 «~	EUR	3,600		3,874

Total Tanzania (Cost $4,217)				3,874

THAILAND 3.6%

SOVEREIGN ISSUES 3.6%

Thailand Government International Bond
1.585% due 12/17/2035	THB	30,000		739
2.000% due 06/17/2042		71,760		1,727
2.400% due 03/17/2029		79,976		2,208

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	23

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
2.875% due 06/17/2046	THB	23,000	$	614
3.300% due 06/17/2038		260,810		7,612
3.350% due 06/17/2033		168,925		4,943
3.390% due 06/17/2037		333,480		9,839
3.400% due 06/17/2036		215,633		6,384
3.450% due 06/17/2043		258,754		7,553
3.775% due 06/25/2032		68,960		2,078
4.875% due 06/22/2029		221,118		6,838

Total Thailand (Cost $47,944)				50,535

TURKEY 1.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.6%

SOCAR Turkey Enerji AS
7.348% (EUR006M + 3.450%) due 08/11/2026 ~	EUR	8,300		8,887

SOVEREIGN ISSUES 0.7%

Turkey Government International Bond
5.875% due 05/21/2030		4,600		4,967
26.200% due 10/05/2033	TRY	134,900		4,329

				9,296

Total Turkey (Cost $18,821)				18,183

UNITED ARAB EMIRATES 0.6%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.6%

NMC Healthcare LLC
11.149% (LIBOR03M + 6.000%) due 03/25/2025 «~	AED	14,082		3,906
11.149% (LIBOR03M + 6.000%) due 03/25/2027 «~		18,776		5,209

Total United Arab Emirates (Cost $9,063)				9,115

UNITED KINGDOM 1.3%

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.4%

Canada Square Funding PLC
6.072% due 01/17/2059 •	GBP	1,486		1,877

Rochester Financing PLC
5.923% due 12/18/2044 •		1,342		1,686

Stratton Mortgage Funding PLC
6.127% due 03/12/2052 •		387		489

Tower Bridge Funding PLC
5.943% due 12/20/2063 •		598		753

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (f)	GBP	0	$	751

				5,556

SOVEREIGN ISSUES 0.9%

United Kingdom Gilt
4.375% due 07/31/2054		10,100		12,662

Total United Kingdom (Cost $17,505)				18,218

UNITED STATES 9.1%

ASSET-BACKED SECURITIES 5.0%

ACE Securities Corp. Home Equity Loan Trust
6.464% due 04/25/2035 •		$993		966

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
6.419% due 07/25/2035 •		1,800		1,719

Bear Stearns Asset-Backed Securities Trust
5.868% due 03/25/2034 •		481		478
6.284% due 08/25/2036 •		1,096		1,067

Countrywide Asset-Backed Certificates Trust
6.029% due 06/25/2036 •		3,433		3,309

Credit-Based Asset Servicing & Securitization LLC
2.839% due 01/25/2036 þ		1,726		1,401
3.266% due 08/25/2035 •		1,586		1,445
5.555% due 07/25/2037 •		10		7
6.719% due 03/25/2046 •		3,381		3,321

Fieldstone Mortgage Investment Trust
5.824% due 05/25/2036 •		1,523		1,089

First Franklin Mortgage Loan Trust
5.744% due 08/25/2036 •		6,006		5,495
5.754% due 10/25/2036 •		2,000		1,546

GSAMP Trust
5.534% due 01/25/2037 •		929		553
5.744% due 12/25/2036 •		1,199		1,174
6.269% due 05/25/2034 •		2,103		1,920

Home Equity Mortgage Loan Asset-Backed Trust
5.924% due 08/25/2036 •		1,300		1,161

JP Morgan Mortgage Acquisition Trust
5.714% due 07/25/2036 •		3,282		2,812
6.029% due 05/25/2035 •		1,793		1,762

Lehman XS Trust
5.001% due 01/25/2036 þ		2,982		2,544

Merrill Lynch Mortgage Investors Trust
6.194% due 09/25/2035 •		1,894		1,826

Morgan Stanley ABS Capital, Inc. Trust
6.374% due 07/25/2035 •		1,953		1,886

Morgan Stanley Mortgage Loan Trust
5.924% due 12/25/2036 •		3,198		1,081
6.965% due 11/25/2036 •		218		75

24	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

New Century Home Equity Loan Trust
5.764% due 08/25/2036 •	$1,341	$	1,300
6.089% due 12/25/2035 •	5,929		5,622

NovaStar Mortgage Funding Trust
6.194% due 06/25/2034 •	4,407		4,253

OneMain Financial Issuance Trust
4.130% due 05/14/2035	7,300		7,151

Option One Mortgage Loan Trust
5.664% due 04/25/2037 •	376		248

Residential Asset Mortgage Products Trust
6.599% due 02/25/2035 •	1,450		1,430

Saxon Asset Securities Trust
5.844% due 09/25/2047 •	3,256		3,036

Structured Asset Securities Corp. Mortgage Loan Trust
5.664% due 10/25/2037 •	5,206		3,221

WaMu Asset-Backed Certificates WaMu Trust
5.684% due 05/25/2037 •	4,679		4,118

Wells Fargo Home Equity Asset-Backed Securities Trust
6.084% due 03/25/2037 •	2,000		1,799

			70,815

	SHARES
COMMON STOCKS 0.0%

Constellation Oil ‘B’ «(d)(i)	823,266		89

	PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 0.0%

Rio Oil Finance Trust
9.750% due 01/06/2027	$329		342

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.0%

American Home Mortgage Assets Trust
6.750% due 11/25/2046 þ	420		359

Angel Oak Mortgage Trust
0.909% due 01/25/2066 ~	3,292		2,790

Banc of America Funding Trust
2.371% due 03/20/2036 «~	11		10

BCAP LLC Trust
3.678% due 05/26/2037 ~	2,173		1,887
5.784% due 01/25/2037 •	162		145

Bear Stearns Adjustable Rate Mortgage Trust
4.781% due 02/25/2036 ~	33		28
5.040% due 01/25/2035 ~	3		3

Bear Stearns ALT-A Trust
4.170% due 04/25/2037 ~	6,557		4,690
4.172% due 08/25/2036 ~	253		170

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Citigroup Mortgage Loan Trust
4.496% due 09/25/2037 ~	$2,727	$	2,432
4.868% due 07/25/2046 ~	24		22
6.242% due 03/25/2034 ~	4		4

CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037	48		42

Countrywide Alternative Loan Trust
5.724% due 04/25/2047 •	5,511		4,831

Countrywide Home Loan Mortgage Pass-Through Trust
4.428% due 09/25/2047 ~	15		13

Countrywide Home Loan Reperforming REMIC Trust
5.860% due 11/25/2034 •	167		150

GreenPoint Mortgage Funding Trust
5.884% due 06/25/2045 •	43		38

GSMPS Mortgage Loan Trust
5.794% due 01/25/2036 •	195		157

GSR Mortgage Loan Trust
4.972% due 11/25/2035 ~	57		30

HarborView Mortgage Loan Trust
4.724% due 08/19/2036 «~	1		1
5.821% due 01/19/2038 •	3,554		3,096
7.089% due 10/19/2035 •	310		162

Impac CMB Trust
5.730% due 01/25/2033 «þ	296		285
6.084% due 03/25/2035 •	74		69

IndyMac INDX Mortgage Loan Trust
5.624% due 02/25/2037 •	302		273
5.804% due 02/25/2037 •	589		582
6.084% due 07/25/2045 •	103		81

JP Morgan Mortgage Trust
4.639% due 06/25/2036 «~	181		121

JP Morgan Resecuritization Trust
2.500% due 03/25/2056	225		216

Luminent Mortgage Trust
5.804% due 12/25/2036 •	11		10

Morgan Stanley Mortgage Loan Trust
7.124% due 06/25/2036 ~	7		7

Nomura Asset Acceptance Corp. Alternative Loan Trust
6.340% due 06/25/2036 þ	7,983		2,099

Residential Accredit Loans, Inc. Trust
0.000% due 02/25/2036 ~	92		78
6.009% due 10/25/2037 ~	844		701

Residential Asset Securitization Trust
5.844% due 01/25/2046 •	129		37

Sequoia Mortgage Trust
3.854% due 01/20/2047 ~	17		12

Structured Adjustable Rate Mortgage Loan Trust
5.220% due 03/25/2036 ~	37		28
6.489% due 01/25/2035 •	30		26

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	25

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Structured Asset Mortgage Investments Trust
5.744% due 02/25/2037 •		$1,016	$	924

TBW Mortgage-Backed Trust
6.540% due 01/25/2037 þ		1,289		297

Thornburg Mortgage Securities Trust
7.002% due 06/25/2047 •		300		252

WaMu Mortgage Pass-Through Certificates Trust
3.730% due 01/25/2037 ~		43		36
4.279% due 12/25/2036 ~		28		25
4.442% due 09/25/2036 ~		35		29
5.814% due 05/25/2034 •		198		177

Wells Fargo Mortgage-Backed Securities Trust
6.478% due 10/25/2036 ~		471		437

				27,862

SOVEREIGN ISSUES 2.1%

Colombia Government International Bond
1.000% due 03/11/2027	COP	33,608,000		7,782
1.000% due 09/18/2030		25,461,000		6,032
1.000% due 03/26/2031		53,223,300		11,915
1.000% due 06/30/2032		12,288,000		2,671
1.000% due 02/09/2033		5,297,000		1,622

				30,022

		SHARES
WARRANTS 0.0%

Constellation Oil ‘D’ - Exp. 06/10/2071 «(i)		1		0

Total United States (Cost $137,411)				129,130

		PRINCIPAL AMOUNT (000S)
ZAMBIA 0.2%

SOVEREIGN ISSUES 0.2%

Zambia Government International Bond
11.000% due 04/27/2025	ZMW	6,600		250

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
12.000% due 07/04/2025	ZMW	44,800	$	1,720
12.000% due 05/03/2028		3,600		106
22.000% due 01/22/2029		3,100		121
23.000% due 01/22/2031		26,200		1,019

Total Zambia (Cost $3,553)				3,216

SHORT-TERM INSTRUMENTS 3.7%

REPURCHASE AGREEMENTS (j) 0.3%
				4,190

SHORT-TERM NOTES 0.0%

Argentina Treasury Bond BONCER
3.750% due 05/20/2024	ARS	4,245		4

EGYPT TREASURY BILLS 1.3%
22.594% due 05/14/2024 - 06/25/2024 (e)(f)	EGP	927,850		18,482

NIGERIA TREASURY BILLS 1.1%
21.683% due 04/01/2024 - 03/06/2025 (e)(f)	NGN	23,506,460		16,091

U.S. TREASURY BILLS 1.0%
5.364% due 04/11/2024 - 06/20/2024 (e)(f)(m)(o)		$13,976		13,900

Total Short-Term Instruments (Cost $50,540)				52,667

Total Investments in Securities (Cost $1,542,295)				1,496,812

		SHARES
INVESTMENTS IN AFFILIATES 4.9%

SHORT-TERM INSTRUMENTS 4.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.9%

PIMCO Short Asset Portfolio		3,329,398		32,429

26	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2024

	SHARES			MARKET VALUE (000S)

PIMCO Short-Term Floating NAV Portfolio III	3,777,655		$	36,745

Total Short-Term Instruments (Cost $70,019)				69,174

Total Investments in Affiliates (Cost $70,019)				69,174

Total Investments 110.4% (Cost $1,612,314)		$		1,565,986

Financial Derivative Instruments (l)(n) (0.1)% (Cost or Premiums, net $(6,353))				(1,965)

Other Assets and Liabilities, net (10.3)%				(145,533)

Net Assets 100.0%		$		1,418,488

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	When-issued security.

(b)	Payment in-kind security.

(c)	Security is not accruing income as of the date of this report.

(d)	Security did not produce income within the last twelve months.

(e)	Coupon represents a weighted average yield to maturity.

(f)	Zero coupon security.

(g)	Principal amount of security is adjusted for inflation.

(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	27

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

(i) RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Constellation Oil ‘B’	06/10/2022	$89	$89	0.01%
Constellation Oil ‘D’ - Exp. 06/10/2071	06/10/2022	0	0	0.00
Drillco Holding Lux SA	06/08/2023	206	248	0.02

		$295	$337	0.03%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	03/28/2024	04/01/2024	$4,190	U.S. Treasury Notes 5.000% due 09/30/2025	$(4,274)	$4,190	$4,191

Total Repurchase Agreements						$(4,274)	$4,190	$4,191

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BPS	8.600%	02/23/2024	TBD	(3)	ZAR	(12,748)	$(679)
BRC	5.900	07/31/2023	TBD	(3)	PLN	(42,951)	(11,193)
	5.900	02/13/2024	TBD	(3)		(14,222)	(3,579)
	8.600	06/14/2023	TBD	(3)	ZAR	(283)	(16)
	8.600	08/14/2023	TBD	(3)		(90,941)	(5,064)
	8.600	12/19/2023	TBD	(3)		(93,561)	(5,064)
	8.600	01/04/2024	TBD	(3)		(194,264)	(10,474)
GSC	5.800	02/22/2024	02/21/2026		PLN	(23,637)	(5,955)
	5.800	02/23/2024	02/22/2026			(14,457)	(3,642)
	8.500	03/19/2024	04/19/2024		ZAR	(328,932)	(17,420)
	8.600	02/01/2024	01/31/2026			(87,250)	(4,674)
	8.600	02/26/2024	02/23/2026			(130,003)	(6,921)
	8.600	02/27/2024	02/23/2026			(138,703)	(7,383)
MBC	5.850	01/05/2024	TBD	(3)	PLN	(85,180)	(21,628)
	5.850	01/15/2024	TBD	(3)		(38,029)	(9,642)
	5.850	01/24/2024	TBD	(3)		(51,398)	(13,004)
	5.850	03/19/2024	TBD	(3)		(1,421)	(357)
	8.600	02/01/2024	TBD	(3)	ZAR	(262,077)	(14,038)
	8.600	02/14/2024	TBD	(3)		(87,165)	(4,654)
	8.600	03/11/2024	TBD	(3)		(74,141)	(3,934)

Total Reverse Repurchase Agreements							$(149,321)

28	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2024

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BPS	$0	$(679)	$0	$(679)	$662	$(17)
BRC	0	(35,390)	0	(35,390)	36,029	639
FICC	4,191	0	0	4,191	(4,274)	(83)
GSC	0	(45,995)	0	(45,995)	47,290	1,295
MBC	0	(67,257)	0	(67,257)	69,058	1,801

Total Borrowings and Other Financing Transactions	$4,191	$(149,321)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$(17,420)	$0	$(131,901)	$(149,321)

Total Borrowings	$0	$(17,420)	$0	$(131,901)	$(149,321)

Payable for reverse repurchase agreements					$(149,321)

(k)	Securities with an aggregate market value of $151,429 and cash of $1,610 have been pledged as collateral under the terms of the above master agreements as of March 31, 2024.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(192,481) at a weighted average interest rate of 7.670%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(l) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May Futures	$109.000	04/26/2024	21	$21	$(6)	$(3)
Call - CBOT U.S. Treasury 10-Year Note May Futures	113.000	04/26/2024	21	21	(12)	(2)

Total Written Options					$(18)	$(5)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	29

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2024	8	$856	$3	$0	$(1)
U.S. Treasury 10-Year Note June Futures	06/2024	105	11,634	63	0	(8)

				$66	$0	$(9)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury Ultra Long-Term Bond June Futures	06/2024	1	$(129)	$(4)	$0	$(1)
United Kingdom Long Gilt June Futures	06/2024	179	(22,579)	(93)	0	(106)

				$(97)	$0	$(107)

Total Futures Contracts				$(31)	$0	$(116)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Boeing Co.	1.000%	Quarterly	06/20/2026	0.650%	$100	$1	$0	$1	$0	$0
Boeing Co.	1.000	Quarterly	12/20/2026	0.732	4,900	54	(17)	37	1	0
Boeing Co.	1.000	Quarterly	06/20/2027	0.788	200	2	(1)	1	0	0

						$57	$(18)	$39	$1	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(5)	1-Day GBP-SONIO Compounded-OIS	4.000%	Annual	09/18/2029	GBP	66,000	$1,230	$186	$1,416	$188	$0
Receive	1-Day GBP-SONIO Compounded-OIS	3.700	Annual	03/28/2034		1,500	(6)	(2)	(8)	0	(8)
Receive(5)	1-Day INR-MIBOR Compounded-OIS	6.384	Semi-Annual	06/20/2026	INR	3,760,200	(60)	48	(12)	0	(2)
Receive	1-Day INR-MIBOR Compounded-OIS	6.621	Semi-Annual	12/20/2028		663,660	(36)	(48)	(84)	0	(4)
Receive(5)	1-Day INR-MIBOR Compounded-OIS	6.250	Semi-Annual	09/18/2029		219,020	(2)	7	5	0	(2)
Pay(5)	1-Day INR-MIBOR Compounded-OIS	6.500	Semi-Annual	09/18/2029		1,597,430	119	39	158	13	0
Pay(5)	1-Day INR-MIBOR Compounded-OIS	6.397	Semi-Annual	06/20/2034		957,900	17	(1)	16	18	0
Receive(5)	1-Day INR-MIBOR Compounded-OIS	6.500	Semi-Annual	09/18/2034		1,642,960	(255)	70	(185)	0	(31)

30	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2024

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day JPY-MUTKCALM Compounded-OIS	0.200%	Annual	06/19/2025	JPY	25,670,000	$54	$13	$67	$0	$(20)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.232	Annual	10/05/2025		23,100,000	(183)	37	(146)	0	(17)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.350	Annual	03/21/2026		21,785,000	(337)	163	(174)	0	(25)
Receive	1-Day SGD-SIBCSORA Compounded-OIS	3.322	Semi-Annual	12/20/2028	SGD	15,040	(314)	176	(138)	4	0
Receive(5)	1-Day SGD-SIBCSORA Compounded-OIS	2.750	Semi-Annual	09/18/2029		44,270	125	176	301	12	0
Pay	1-Day THB-THOR Compounded-OIS	2.500	Quarterly	03/20/2026	THB	3,299,420	179	636	815	7	0
Pay	1-Day THB-THOR Compounded-OIS	2.770	Quarterly	12/20/2028		77,500	0	60	60	1	0
Receive(5)	1-Day THB-THOR Compounded-OIS	2.250	Quarterly	09/18/2029		1,379,620	(72)	(22)	(94)	0	(22)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.000	Annual	12/18/2025	$	2,400	14	15	29	2	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/18/2025		373,100	2,178	533	2,711	258	0
Receive	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/21/2028		49,200	1,148	1,232	2,380	84	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/20/2028		74,800	176	1,021	1,197	124	0
Pay	1-Day USD-SOFR Compounded-OIS	3.940	Annual	02/22/2029		8,000	(19)	(15)	(34)	0	(13)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		181,800	502	699	1,201	272	0
Pay(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2031		23,100	(110)	5	(105)	0	(26)
Pay	1-Day USD-SOFR Compounded-OIS	3.730	Annual	08/03/2033		1,600	(5)	(28)	(33)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.735	Annual	08/07/2033		1,800	(5)	(31)	(36)	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	4.165	Annual	09/27/2033		3,000	96	(41)	55	0	(3)
Pay	1-Day USD-SOFR Compounded-OIS	4.170	Annual	10/03/2033		3,900	126	(51)	75	0	(3)
Pay	1-Day USD-SOFR Compounded-OIS	4.030	Annual	10/04/2033		600	13	(9)	4	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	4.175	Annual	10/10/2033		2,300	75	(29)	46	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	4.220	Annual	10/20/2033		1,800	66	(23)	43	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	4.230	Annual	10/23/2033		1,200	45	(15)	30	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	4.255	Annual	10/23/2033		1,200	47	(14)	33	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	4.450	Annual	10/31/2033		1,500	83	(17)	66	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	4.250	Annual	11/22/2033		2,600	(102)	29	(73)	2	0
Receive	1-Day USD-SOFR Compounded-OIS	4.030	Annual	12/15/2033		1,700	(36)	18	(18)	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.950	Annual	12/19/2033		1,900	(28)	20	(8)	2	0
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033		8,300	183	92	275	7	0
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033		19,960	(433)	(224)	(657)	0	(16)
Receive	1-Day USD-SOFR Compounded-OIS	3.842	Annual	12/26/2033		1,300	(8)	14	6	1	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	31

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-SOFR Compounded-OIS	3.854%	Annual	12/29/2033	$	2,500	$(18)	$26	$8	$2	$0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	01/02/2034		1,300	2	13	15	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.810	Annual	01/02/2034		900	(3)	9	6	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.684	Annual	01/03/2034		1,100	8	11	19	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.648	Annual	01/08/2034		1,200	12	12	24	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.600	Annual	01/17/2034		500	7	5	12	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.655	Annual	01/24/2034		500	(2)	(7)	(9)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.665	Annual	01/24/2034		400	(2)	(5)	(7)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.620	Annual	01/31/2034		1,600	(7)	(27)	(34)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.860	Annual	02/21/2034		1,300	(6)	6	0	0	(1)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2034		17,600	(31)	95	64	9	0
Pay	1-Day USD-SOFR Compounded-OIS	3.830	Annual	10/12/2053		500	16	(2)	14	1	0
Pay	1-Day USD-SOFR Compounded-OIS	3.880	Annual	10/16/2053		400	16	(1)	15	1	0
Pay	1-Day USD-SOFR Compounded-OIS	3.870	Annual	10/17/2053		1,200	47	(5)	42	3	0
Receive	1-Day USD-SOFR Compounded-OIS	3.250	Annual	12/20/2053		2,300	156	7	163	0	(4)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.500	Annual	06/20/2054		8,000	230	(116)	114	0	(16)
Pay	1-Year BRL-CDI	12.040	Maturity	04/01/2024	BRL	755,800	(44)	(5)	(49)	0	0
Receive	1-Year BRL-CDI	12.260	Maturity	04/01/2024		662,000	(39)	(3)	(42)	0	0
Receive	1-Year BRL-CDI	12.350	Maturity	07/01/2024		206,200	(59)	(7)	(66)	0	0
Receive	1-Year BRL-CDI	12.490	Maturity	07/01/2024		224,500	(123)	(13)	(136)	0	0
Pay	1-Year BRL-CDI	12.595	Maturity	07/01/2024		184,300	155	16	171	0	0
Pay	1-Year BRL-CDI	13.080	Maturity	07/01/2024		453,800	761	72	833	1	0
Pay	1-Year BRL-CDI	10.811	Maturity	01/02/2025		196,270	(69)	(25)	(94)	0	(2)
Pay	1-Year BRL-CDI	9.808	Maturity	01/02/2026		259,400	(11)	(225)	(236)	0	(11)
Receive	1-Year BRL-CDI	10.164	Maturity	01/02/2026		12,690	8	12	20	1	0
Receive	1-Year BRL-CDI	10.529	Maturity	01/02/2026		156,500	(237)	113	(124)	7	0
Pay	1-Year BRL-CDI	10.691	Maturity	01/02/2026		210,800	476	(137)	339	0	(9)
Pay	1-Year BRL-CDI	6.151	Maturity	01/04/2027		245,300	(2,421)	(5,520)	(7,941)	5	0
Pay	1-Year BRL-CDI	8.654	Maturity	01/04/2027		66,920	50	(95)	(45)	0	(1)
Receive	1-Year BRL-CDI	9.783	Maturity	01/04/2027		259,000	63	394	457	5	0
Pay	1-Year BRL-CDI	9.795	Maturity	01/04/2027		114,600	0	(179)	(179)	0	(2)
Pay	1-Year BRL-CDI	9.815	Maturity	01/04/2027		75,600	0	(120)	(120)	0	(29)
Pay	1-Year BRL-CDI	9.832	Maturity	01/04/2027		68,800	0	(103)	(103)	0	(25)
Receive	1-Year BRL-CDI	9.840	Maturity	01/04/2027		116,900	0	154	154	2	0
Pay	1-Year BRL-CDI	9.840	Maturity	01/04/2027		96,900	0	(134)	(134)	0	(2)
Pay	1-Year BRL-CDI	9.842	Maturity	01/04/2027		129,700	0	(189)	(189)	0	(46)
Pay	1-Year BRL-CDI	10.076	Maturity	01/04/2027		214,200	(187)	(339)	(526)	0	(4)
Pay	1-Year BRL-CDI	10.602	Maturity	01/04/2027		59,400	74	(82)	(8)	0	(1)
Receive	1-Year BRL-CDI	10.768	Maturity	01/04/2027		34,200	(113)	40	(73)	1	0
Pay	1-Year BRL-CDI	10.792	Maturity	01/04/2027		147,400	470	(176)	294	0	(3)
Pay	1-Year BRL-CDI	11.064	Maturity	01/04/2027		81,100	359	(87)	272	0	(2)
Pay	1-Year BRL-CDI	11.169	Maturity	01/04/2027		148,000	97	(212)	(115)	0	(3)
Pay	1-Year BRL-CDI	10.044	Maturity	01/02/2029		67,300	(74)	(132)	(206)	0	(3)
Pay	1-Year BRL-CDI	10.386	Maturity	01/02/2029		3,500	1	(8)	(7)	0	0
Pay	3-Month CNY-CNREPOFIX	2.405	Quarterly	12/20/2028	CNY	4,600	0	9	9	0	0
Pay(5)	3-Month CNY-CNREPOFIX	2.250	Quarterly	09/18/2029		288,870	250	(39)	211	1	(2)

32	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2024

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month COP-IBR Compounded-OIS	8.340%	Quarterly	02/26/2026	COP	57,857,600	$0	$59	$59	$18	$0
Pay	3-Month COP-IBR Compounded-OIS	8.820	Quarterly	06/05/2028		30,026,100	370	(58)	312	0	(14)
Pay	3-Month COP-IBR Compounded-OIS	9.050	Quarterly	10/03/2028		13,847,600	213	(45)	168	0	(8)
Receive	3-Month COP-IBR Compounded-OIS	8.215	Quarterly	11/14/2028		28,749,600	(238)	96	(142)	17	0
Pay	3-Month COP-IBR Compounded-OIS	7.290	Quarterly	01/22/2029		34,958,000	(7)	(178)	(185)	0	(24)
Receive	3-Month COP-IBR Compounded-OIS	8.020	Quarterly	12/04/2030		2,958,600	(25)	12	(13)	2	0
Receive	3-Month COP-IBR Compounded-OIS	4.155	Quarterly	01/15/2031		34,133,000	1,326	387	1,713	25	0
Receive	3-Month COP-IBR Compounded-OIS	4.115	Quarterly	02/01/2031		13,423,000	527	145	672	10	0
Receive	3-Month COP-IBR Compounded-OIS	5.950	Quarterly	03/26/2031		6,198,160	108	34	142	5	0
Receive	3-Month COP-IBR Compounded-OIS	7.705	Quarterly	03/26/2031		14,268,750	(63)	51	(12)	10	0
Receive	3-Month COP-IBR Compounded-OIS	7.800	Quarterly	06/30/2032		9,011,400	(47)	31	(16)	6	0
Pay	3-Month COP-IBR Compounded-OIS	7.620	Quarterly	02/26/2034		15,803,500	0	(67)	(67)	0	(16)
Receive	3-Month ILS-TELBOR	3.590	Annual	05/18/2028	ILS	25,800	(1)	(115)	(116)	0	(13)
Pay	3-Month ILS-TELBOR	3.792	Annual	11/06/2028		12,400	53	(34)	19	7	0
Pay	3-Month KRW-KORIBOR	3.820	Quarterly	12/20/2028	KRW	12,717,100	0	241	241	0	(3)
Pay	3-Month PLN-WIBOR	4.440	Annual	01/09/2029	PLN	52,900	(12)	(297)	(309)	14	0
Pay	3-Month PLN-WIBOR	4.730	Annual	02/16/2029		23,000	0	(55)	(55)	7	0
Pay	3-Month PLN-WIBOR	4.810	Annual	02/16/2029		27,800	0	(43)	(43)	8	0
Pay	3-Month PLN-WIBOR	4.660	Annual	02/19/2029		22,200	0	(70)	(70)	6	0
Pay	3-Month PLN-WIBOR	4.970	Annual	03/21/2029		45,900	9	13	22	14	0
Pay	3-Month PLN-WIBOR	5.020	Annual	03/21/2029		12,500	0	13	13	4	0
Pay	3-Month PLN-WIBOR	4.923	Annual	03/22/2029		25,800	0	(1)	(1)	8	0
Receive	3-Month ZAR-JIBAR	7.881	Quarterly	02/09/2026	ZAR	415,800	1	115	116	1	0
Pay	3-Month ZAR-JIBAR	6.690	Quarterly	11/04/2026		257,500	(362)	(138)	(500)	0	(6)
Receive	3-Month ZAR-JIBAR	9.290	Quarterly	05/26/2028		138,000	(352)	115	(237)	0	0
Pay	3-Month ZAR-JIBAR	8.440	Quarterly	11/02/2028		212,100	165	(184)	(19)	0	(2)
Receive	3-Month ZAR-JIBAR	8.410	Quarterly	11/10/2028		145,200	(103)	127	24	1	0
Receive	3-Month ZAR-JIBAR	8.140	Quarterly	11/16/2028		41,400	(6)	36	30	0	0
Receive	3-Month ZAR-JIBAR	8.070	Quarterly	11/30/2028		131,600	4	114	118	2	0
Pay	3-Month ZAR-JIBAR	8.355	Quarterly	01/31/2030		109,600	(63)	(60)	(123)	0	(4)
Receive	3-Month ZAR-JIBAR	8.650	Quarterly	01/31/2030		54,100	(36)	57	21	2	0
Receive	3-Month ZAR-JIBAR	8.695	Quarterly	01/31/2030		20,560	(16)	22	6	1	0
Receive	3-Month ZAR-JIBAR	8.700	Quarterly	01/31/2030		32,700	(26)	34	8	1	0
Receive	3-Month ZAR-JIBAR	8.735	Quarterly	01/31/2030		61,400	(54)	65	11	2	0
Receive	3-Month ZAR-JIBAR	8.820	Quarterly	01/31/2030		61,000	(67)	65	(2)	2	0
Pay	3-Month ZAR-JIBAR	10.150	Quarterly	05/18/2033		94,400	329	(158)	171	0	(6)
Pay	3-Month ZAR-JIBAR	9.330	Quarterly	02/09/2034		103,900	(20)	(128)	(148)	0	(9)
Pay	6-Month AUD-BBR-BBSW	4.000	Semi-Annual	03/20/2029	AUD	134,800	(100)	233	133	177	0
Receive	6-Month CLP-CHILIBOR	4.800	Semi-Annual	02/13/2026	CLP	4,399,100	1	46	47	4	0
Receive	6-Month CLP-CHILIBOR	4.775	Semi-Annual	02/23/2026		9,894,700	0	104	104	8	0
Receive	6-Month CLP-CHILIBOR	3.731	Semi-Annual	07/20/2028		7,185,000	491	(57)	434	10	0
Receive	6-Month CLP-CHILIBOR	5.160	Semi-Annual	10/01/2028		1,343,200	(28)	46	18	2	0
Receive	6-Month CLP-CHILIBOR	5.220	Semi-Annual	10/01/2028		2,906,700	(68)	98	30	4	0
Receive	6-Month CLP-CHILIBOR	5.290	Semi-Annual	10/01/2028		8,861,500	(233)	297	64	13	0
Receive	6-Month CLP-CHILIBOR	5.920	Semi-Annual	10/02/2028		3,855,000	(204)	119	(85)	6	0
Receive	6-Month CLP-CHILIBOR	6.000	Semi-Annual	10/02/2028		7,589,000	(427)	232	(195)	11	0
Receive	6-Month CLP-CHILIBOR	5.780	Semi-Annual	10/03/2028		2,718,600	(128)	85	(43)	4	0
Pay	6-Month CLP-CHILIBOR	5.500	Semi-Annual	11/13/2028		5,495,000	184	(140)	44	0	(8)
Receive	6-Month CLP-CHILIBOR	4.410	Semi-Annual	09/01/2030		1,386,850	55	0	55	1	0
Receive	6-Month CLP-CHILIBOR	5.240	Semi-Annual	09/01/2030		1,976,000	(22)	6	(16)	2	0
Receive	6-Month CLP-CHILIBOR	5.350	Semi-Annual	09/01/2030		2,681,300	(93)	55	(38)	2	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	33

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	6-Month CLP-CHILIBOR	5.470%	Semi-Annual	09/01/2030	CLP	255,800	$(6)	$1	$(5)	$0	$0
Receive	6-Month CLP-CHILIBOR	5.690	Semi-Annual	09/01/2030		338,800	(18)	7	(11)	0	0
Receive	6-Month CLP-CHILIBOR	6.146	Semi-Annual	10/30/2032		18,995,000	(132)	(1,116)	(1,248)	14	0
Receive	6-Month CLP-CHILIBOR	5.400	Semi-Annual	04/01/2033		2,078,800	(77)	65	(12)	1	0
Receive	6-Month CLP-CHILIBOR	5.300	Semi-Annual	05/18/2033		2,201,210	(63)	56	(7)	2	0
Receive	6-Month CLP-CHILIBOR	5.360	Semi-Annual	05/18/2033		1,393,000	(46)	35	(11)	1	0
Receive	6-Month CLP-CHILIBOR	5.790	Semi-Annual	10/06/2033		5,204,000	(343)	150	(193)	6	0
Receive	6-Month CLP-CHILIBOR	5.940	Semi-Annual	10/20/2033		1,185,100	(92)	32	(60)	1	0
Receive	6-Month CLP-CHILIBOR	5.990	Semi-Annual	10/20/2033		11,005,540	(896)	289	(607)	12	0
Receive	6-Month CLP-CHILIBOR	6.235	Semi-Annual	10/26/2033		3,462,700	(349)	86	(263)	4	0
Pay	6-Month CLP-CHILIBOR	5.400	Semi-Annual	11/16/2033		2,437,000	84	(61)	23	0	(3)
Pay	6-Month CLP-CHILIBOR	5.230	Semi-Annual	11/17/2033		4,836,500	102	(124)	(22)	0	(6)
Pay	6-Month CLP-CHILIBOR	4.920	Semi-Annual	02/13/2034		1,050,300	(2)	(22)	(24)	0	(2)
Pay	6-Month CLP-CHILIBOR	5.030	Semi-Annual	02/23/2034		2,380,400	0	(31)	(31)	0	(4)
Receive	6-Month CZK-PRIBOR	3.870	Annual	02/15/2026	CZK	591,200	(59)	210	151	48	0
Pay	6-Month CZK-PRIBOR	4.611	Annual	06/06/2028		318,230	465	218	683	0	(44)
Receive	6-Month CZK-PRIBOR	4.388	Annual	11/15/2028		87,100	(111)	37	(74)	13	0
Pay	6-Month CZK-PRIBOR	3.765	Annual	01/09/2029		215,600	60	(87)	(27)	0	(32)
Pay	6-Month CZK-PRIBOR	3.645	Annual	02/01/2029		615,200	0	(178)	(178)	0	(100)
Receive	6-Month CZK-PRIBOR	3.534	Annual	03/21/2029		259,400	0	76	76	42	0
Pay	6-Month CZK-PRIBOR	4.220	Annual	03/21/2033		271,100	559	(117)	442	0	(65)
Pay	6-Month CZK-PRIBOR	3.480	Annual	02/15/2034		105,700	23	(128)	(105)	0	(24)
Receive	6-Month CZK-PRIBOR	3.524	Annual	02/16/2034		274,300	0	227	227	61	0
Pay	6-Month EUR-EURIBOR	3.370	Annual	10/09/2028	EUR	2,200	(5)	62	57	5	0
Pay	6-Month EUR-EURIBOR	3.450	Annual	10/20/2028		400	(1)	13	12	1	0
Receive	6-Month EUR-EURIBOR	3.270	Annual	11/08/2028		3,100	(7)	(63)	(70)	0	(7)
Receive	6-Month EUR-EURIBOR	3.255	Annual	11/22/2028		1,500	(3)	(31)	(34)	0	(4)
Receive	6-Month EUR-EURIBOR	3.179	Annual	11/29/2028		1,100	(2)	(19)	(21)	0	(3)
Receive	6-Month EUR-EURIBOR	2.920	Annual	12/13/2028		3,100	(6)	(17)	(23)	0	(8)
Receive	6-Month EUR-EURIBOR	2.880	Annual	12/19/2028		2,700	(5)	(11)	(16)	0	(7)
Receive	6-Month EUR-EURIBOR	2.950	Annual	12/29/2028		2,100	(3)	(18)	(21)	0	(6)
Receive	6-Month EUR-EURIBOR	2.760	Annual	01/03/2029		2,000	(4)	2	(2)	0	(5)
Pay(5)	6-Month EUR-EURIBOR	2.750	Annual	09/18/2029		66,400	880	(60)	820	214	0
Pay	6-Month EUR-EURIBOR	3.100	Annual	09/20/2030		2,600	62	62	124	9	0
Receive	6-Month EUR-EURIBOR	3.300	Annual	10/03/2033		3,800	(230)	1	(229)	0	(19)
Receive	6-Month EUR-EURIBOR	3.148	Annual	11/20/2033		2,000	(8)	(88)	(96)	0	(11)
Receive	6-Month EUR-EURIBOR	3.280	Annual	11/22/2033		1,000	(4)	(57)	(61)	0	(5)
Receive	6-Month EUR-EURIBOR	3.305	Annual	11/27/2033		500	(2)	(30)	(32)	0	(3)
Receive	6-Month EUR-EURIBOR	3.128	Annual	12/04/2033		1,700	(7)	(73)	(80)	0	(9)
Receive	6-Month EUR-EURIBOR	3.063	Annual	12/06/2033		2,200	(8)	(83)	(91)	0	(12)
Receive	6-Month EUR-EURIBOR	2.990	Annual	12/08/2033		1,600	(6)	(49)	(55)	0	(9)
Receive	6-Month EUR-EURIBOR	2.970	Annual	12/15/2033		2,800	(11)	(81)	(92)	0	(16)
Receive	6-Month EUR-EURIBOR	2.890	Annual	12/22/2033		2,800	(10)	(62)	(72)	0	(15)
Receive	6-Month EUR-EURIBOR	2.910	Annual	12/29/2033		1,600	(5)	(40)	(45)	0	(9)
Receive	6-Month EUR-EURIBOR	2.650	Annual	01/08/2034		2,700	(10)	0	(10)	0	(15)
Pay	6-Month EUR-EURIBOR	2.760	Annual	03/04/2034		1,400	(4)	26	22	7	0
Pay	6-Month EUR-EURIBOR	2.750	Annual	03/05/2034		100	0	1	1	1	0
Receive(5)	6-Month EUR-EURIBOR	2.670	Annual	04/03/2034		1,300	(4)	(7)	(11)	0	(11)
Pay(5)	6-Month EUR-EURIBOR	2.750	Annual	09/18/2034		45,700	726	312	1,038	262	0
Receive(5)	6-Month EUR-EURIBOR	2.500	Annual	09/18/2054		11,400	(431)	(152)	(583)	0	(137)
Receive	6-Month HUF-BBR	13.550	Annual	12/12/2024	HUF	3,983,900	(533)	41	(492)	0	(18)
Pay	6-Month HUF-BBR	1.243	Annual	09/08/2025		4,421,600	(983)	72	(911)	0	(32)
Receive	6-Month HUF-BBR	6.220	Annual	02/15/2026		5,526,800	(37)	275	238	39	0
Pay	6-Month HUF-BBR	2.420	Annual	08/02/2026		5,709,600	(1,283)	(139)	(1,422)	0	(54)
Pay	6-Month HUF-BBR	2.720	Annual	09/13/2026		1,043,200	(224)	5	(219)	0	(11)
Receive	6-Month HUF-BBR	5.670	Annual	01/15/2027		1,173,400	5	108	113	11	0
Pay	6-Month HUF-BBR	4.790	Annual	01/17/2027		11,533,000	(808)	(1,036)	(1,844)	0	(115)
Receive	6-Month HUF-BBR	8.700	Annual	01/16/2028		6,147,700	(5)	(1,113)	(1,118)	78	0
Receive	6-Month HUF-BBR	8.500	Annual	01/17/2028		662,500	(194)	86	(108)	8	0
Pay	6-Month HUF-BBR	7.610	Annual	11/03/2028		2,092,700	509	(361)	148	0	(34)
Pay	6-Month HUF-BBR	7.330	Annual	11/06/2028		2,500,100	504	(407)	97	0	(40)
Receive	6-Month HUF-BBR	5.440	Annual	01/15/2029		1,473,600	9	205	214	22	0
Receive	6-Month HUF-BBR	5.880	Annual	02/08/2029		2,365,400	0	196	196	38	0

34	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2024

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	6-Month HUF-BBR	5.690%	Annual	03/12/2029	HUF	885,000	$0	$(80)	$(80)	$0	$(15)
Pay	6-Month HUF-BBR	5.735	Annual	03/14/2029		1,587,600	0	(134)	(134)	0	(28)
Pay	6-Month HUF-BBR	6.200	Annual	03/20/2029		1,238,700	0	(38)	(38)	0	(22)
Pay	6-Month HUF-BBR	6.400	Annual	03/28/2029		1,251,500	0	(8)	(8)	0	(22)
Pay(5)	6-Month HUF-BBR	6.500	Annual	04/02/2029		1,385,900	0	9	9	9	0
Pay	6-Month HUF-BBR	8.670	Annual	05/23/2029		1,155,300	461	(61)	400	0	(20)
Pay	6-Month HUF-BBR	2.680	Annual	06/29/2031		1,905,500	(946)	(213)	(1,159)	0	(38)
Receive	6-Month HUF-BBR	6.100	Annual	02/08/2034		1,362,200	0	147	147	40	0
Pay	6-Month HUF-BBR	6.140	Annual	02/15/2034		1,079,800	41	(147)	(106)	0	(32)
Receive	6-Month PLN-WIBOR	1.834	Annual	07/03/2024	PLN	50,900	226	(87)	139	6	0
Receive	6-Month PLN-WIBOR	6.830	Annual	08/19/2024		63,200	(60)	(541)	(601)	0	(2)
Receive	6-Month PLN-WIBOR	0.655	Annual	05/21/2025		39,700	588	110	698	2	0
Pay	6-Month PLN-WIBOR	5.520	Annual	03/20/2026		7,500	22	(19)	3	2	0
Pay	6-Month PLN-WIBOR	1.460	Annual	05/28/2026		16,700	(308)	(46)	(354)	2	0
Receive	6-Month PLN-WIBOR	5.175	Annual	03/24/2027		48,900	(183)	168	(15)	0	(10)
Receive	6-Month PLN-WIBOR	5.470	Annual	04/08/2027		76,800	(464)	(239)	(703)	0	(18)
Receive	6-Month PLN-WIBOR	5.960	Annual	04/25/2027		82,900	(815)	(340)	(1,155)	0	(21)
Receive	6-Month PLN-WIBOR	4.910	Annual	07/25/2027		6,320	(15)	(8)	(23)	0	(1)
Receive	6-Month PLN-WIBOR	4.735	Annual	10/09/2028		38,600	(91)	211	120	0	(10)
Pay	6-Month PLN-WIBOR	4.560	Annual	11/06/2028		3,900	2	(21)	(19)	1	0
Receive	6-Month PLN-WIBOR	1.280	Annual	02/08/2031		19,600	949	98	1,047	0	(4)
Receive	6-Month PLN-WIBOR	2.920	Annual	12/13/2031		12,000	322	81	403	0	(4)
Receive	6-Month PLN-WIBOR	5.220	Annual	03/20/2033		14,700	(166)	94	(72)	0	(10)
Receive	6-Month PLN-WIBOR	5.310	Annual	03/21/2033		29,200	(379)	188	(191)	0	(20)
Receive	6-Month PLN-WIBOR	4.740	Annual	10/25/2033		16,800	(38)	121	83	0	(11)
Pay	28-Day MXN-TIIE	9.763	Lunar	03/20/2026	MXN	556,300	13	(50)	(37)	0	(9)
Pay	28-Day MXN-TIIE	9.696	Lunar	03/23/2026		808,600	0	(94)	(94)	0	(13)
Pay	28-Day MXN-TIIE	9.705	Lunar	03/23/2026		404,300	0	(43)	(43)	0	(6)
Pay	28-Day MXN-TIIE	9.760	Lunar	03/23/2026		218,100	0	(10)	(10)	0	(3)
Pay	28-Day MXN-TIIE	9.440	Lunar	03/04/2027		267,000	112	(75)	37	0	(10)
Pay	28-Day MXN-TIIE	10.055	Lunar	03/04/2027		187,300	261	(52)	209	0	(6)
Pay	28-Day MXN-TIIE	10.090	Lunar	03/04/2027		114,300	166	(32)	134	0	(4)
Receive	28-Day MXN-TIIE	9.270	Lunar	03/23/2027		284,400	0	7	7	11	0
Receive	28-Day MXN-TIIE	9.295	Lunar	10/30/2028		94,600	(100)	13	(87)	0	(1)
Pay	28-Day MXN-TIIE	8.780	Lunar	01/24/2029		191,700	67	(105)	(38)	1	0
Pay	28-Day MXN-TIIE	8.634	Lunar	01/26/2029		308,800	0	(208)	(208)	0	0
Receive	28-Day MXN-TIIE	8.755	Lunar	01/30/2029		313,400	0	112	112	0	(1)
Pay	28-Day MXN-TIIE	8.795	Lunar	02/09/2029		198,300	0	(42)	(42)	1	0
Receive	28-Day MXN-TIIE	8.705	Lunar	02/16/2029		189,700	0	76	76	0	0
Receive	28-Day MXN-TIIE	8.720	Lunar	03/01/2029		44,300	5	14	19	0	0
Receive	28-Day MXN-TIIE	8.725	Lunar	03/07/2029		283,800	0	107	107	0	(1)
Receive	28-Day MXN-TIIE	8.730	Lunar	03/07/2029		30,200	0	11	11	0	0
Receive	28-Day MXN-TIIE	8.673	Lunar	05/31/2029		112,000	0	52	52	0	0
Receive	28-Day MXN-TIIE	8.680	Lunar	05/31/2029		151,600	0	68	68	0	0
Receive	28-Day MXN-TIIE	8.683	Lunar	05/31/2029		73,300	0	32	32	0	0
Pay	28-Day MXN-TIIE	8.775	Lunar	05/31/2029		74,620	5	(20)	(15)	0	0
Pay	28-Day MXN-TIIE	9.620	Lunar	09/21/2033		228,100	783	(10)	773	15	0
Receive	28-Day MXN-TIIE	8.828	Lunar	11/16/2033		267,700	(102)	33	(69)	0	(15)
Receive	28-Day MXN-TIIE	8.700	Lunar	11/17/2033		42,600	5	5	10	0	(2)
Receive	28-Day MXN-TIIE	8.670	Lunar	03/10/2034		149,600	(2)	59	57	0	(9)
Receive	28-Day MXN-TIIE	8.739	Lunar	03/13/2034		58,800	0	4	4	0	(4)
Pay(5)	CAONREPO Index	3.500	Annual	12/18/2025	CAD	506,900	(1,214)	(384)	(1,598)	0	(137)
Pay(5)	ESTRON	3.897	Annual	06/12/2024	EUR	1,688,400	17	(11)	6	0	(67)

							$1,425	$(5,158)	$(3,733)	$2,446	$(1,954)

Total Swap Agreements							$1,482	$(5,176)	$(3,694)	$2,447	$(1,954)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	35

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$2,447	$2,447	$(5)	$(116)	$(1,954)	$(2,075)

(m)

Securities with an aggregate market value of $6,653 and cash of $27,474 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(n) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
Counterparty								Asset	Liability
AZD	04/2024		NZD	7,959	$		4,903	$148	$0
	04/2024	$		14		AUD	21	0	0
	05/2024		AUD	21	$		14	0	0
BOA	04/2024		DOP	617,072			10,408	0	(40)
	04/2024		EUR	1,459			1,580	6	0
	04/2024		MYR	110,005			23,890	821	0
	04/2024		SGD	5,143			3,850	39	0
	04/2024	$		19		AUD	29	0	0
	04/2024			28,616		EUR	26,236	0	(311)

36	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2024

	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
Counterparty								Asset	Liability
	04/2024	$		19,667		MYR	90,722	$0	$(642)
	05/2024		AUD	29	$		19	0	0
	05/2024	$		2,316		PEN	8,619	0	0
	06/2024		IDR	108,600,960	$		6,870	43	0
	06/2024		INR	144,393			1,729	2	0
	06/2024		KRW	1,895,481			1,432	22	0
	06/2024	$		1,292		BRL	6,360	0	(34)
	06/2024			377		KES	63,181	96	0
	06/2024			1,831		MXN	31,950	65	0
	07/2024		PLN	5,697	$		1,416	0	(8)
	07/2024	$		9,970		PLN	39,788	3	(25)
	12/2024		EGP	132	$		2	0	(1)
BPS	04/2024		BRL	9,046			1,815	11	0
	04/2024		CAD	3,251			2,398	0	(2)
	04/2024		CHF	26,035			29,323	454	0
	04/2024		CNH	22,051			3,062	24	0
	04/2024		CNY	438			62	0	0
	04/2024		EGP	65,780			1,722	334	0
	04/2024		EUR	4,345			4,736	48	0
	04/2024		GBP	14,607			18,539	103	0
	04/2024		MYR	14,370			3,043	29	0
	04/2024	$		1,816		BRL	9,046	0	(12)
	04/2024			1,727		CNH	12,515	0	(4)
	04/2024			29,572		CNY	210,129	0	(19)
	04/2024			1,388		EGP	65,780	0	0
	04/2024			15,270		EUR	14,091	0	(68)
	04/2024			1,858		GBP	1,463	0	(11)
	04/2024			9,547		JPY	1,396,165	0	(324)
	04/2024			75,607		MYR	353,516	0	(1,463)
	04/2024			3		SEK	27	0	0
	04/2024			6,009		SGD	8,030	0	(57)
	05/2024		BRL	18,001	$		3,584	7	0
	05/2024		CNH	5,575			769	1	0
	05/2024		MXN	189,251			11,249	0	(60)
	05/2024		TWD	15,420			499	17	0
	05/2024	$		1,705		BRL	8,560	0	(4)
	05/2024			55		TWD	1,725	0	(1)
	06/2024		IDR	100,521,071	$		6,378	59	0
	06/2024		INR	478,871			5,737	8	0
	06/2024		PHP	5,926			107	2	0
	06/2024		TWD	678,466			21,920	641	0
	06/2024	$		2,569		COP	10,175,687	30	0
	06/2024			90		IDR	1,408,061	0	(2)
	06/2024			4,034		INR	335,906	0	(16)
	06/2024			1,429		KRW	1,887,252	0	(25)
	06/2024			4,588		MXN	78,292	64	0
	06/2024			5,043		THB	182,747	0	(2)
	06/2024			3,618		TWD	112,925	0	(76)
	07/2024		PLN	44,750	$		11,097	7	(99)
	07/2024	$		17,067		BRL	85,800	0	(107)
	07/2024			44,663		PLN	180,875	559	0
	12/2024			1,603		EGP	78,228	0	(79)
BRC	04/2024		CNH	21,066	$		2,930	28	0
	04/2024		TRY	81,020			2,495	0	(11)
	04/2024	$		9,089		HUF	3,304,011	0	(48)
	04/2024			47		NOK	497	0	(1)
	04/2024			13,457		TRY	440,998	52	(109)
	04/2024			3,935		ZAR	74,506	0	(6)
	05/2024		TRY	34,464	$		1,034	9	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	37

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
Counterparty								Asset	Liability
	05/2024	$		81		NOK	873	$0	$(1)
	05/2024			8,738		TRY	295,617	13	(19)
	06/2024			23,901		CZK	552,061	0	(361)
	06/2024			3,799		IDR	60,023,916	0	(25)
	06/2024			22,520		INR	1,880,711	0	(19)
	06/2024			2,221		MXN	37,749	22	0
	06/2024			2,932		TRY	106,051	59	0
	07/2024			4,075		PLN	16,213	0	(22)
	01/2025		TRY	169,941	$		4,076	229	0
BSH	04/2024		PEN	67,602			18,056	63	(178)
	07/2024		BRL	85,800			17,012	52	0
CBK	04/2024		AUD	2,141			1,398	3	0
	04/2024		BRL	553,148			110,425	153	(18)
	04/2024		CAD	779			575	0	0
	04/2024		CHF	7,205			8,201	211	0
	04/2024		CLP	6,975,707			7,371	255	0
	04/2024		COP	8,280,438			2,105	0	(30)
	04/2024		EGP	186,499			4,163	230	0
	04/2024		MXN	44,653			2,661	0	(17)
	04/2024		PEN	11,200			3,056	46	0
	04/2024	$		112,383		BRL	553,148	0	(2,093)
	04/2024			2,133		CNH	15,346	0	(18)
	04/2024			3,389		COP	13,483,517	85	0
	04/2024			4,801		EGP	191,258	0	(768)
	04/2024			17,799		EUR	16,358	0	(151)
	04/2024			6,747		GBP	5,338	0	(9)
	04/2024			1,604		KES	263,457	394	0
	04/2024			319		MXN	5,422	6	0
	04/2024			14,033		PEN	52,180	0	(7)
	04/2024			14,120		THB	513,745	0	(22)
	04/2024			8		UYU	313	0	0
	04/2024			17,304		ZAR	329,000	44	0
	04/2024		UYU	5,172	$		136	0	(1)
	05/2024		BRL	39,199			7,828	37	0
	05/2024	$		464		NGN	730,825	60	0
	05/2024			1,736		UYU	68,279	76	0
	06/2024		GBP	2,219	$		2,787	0	(15)
	06/2024		IDR	258,880			17	0	0
	06/2024		ILS	8,791			2,404	5	0
	06/2024		INR	553,498			6,629	7	0
	06/2024		KZT	173,113			376	0	(3)
	06/2024		PEN	72,068			19,386	39	0
	06/2024	$		4,018		BRL	19,959	0	(69)
	06/2024			488		COP	1,942,742	9	0
	06/2024			10,476		IDR	163,259,515	0	(213)
	06/2024			7,865		ILS	28,433	0	(106)
	06/2024			12,861		INR	1,072,404	0	(31)
	06/2024			1,180		KES	198,813	310	0
	06/2024			82		KRW	105,518	0	(4)
	06/2024			8,389		MXN	142,375	69	0
	06/2024			1,734		UYU	67,804	57	0
	06/2024		UYU	87,491	$		2,285	0	(26)
	07/2024	$		103,375		BRL	522,166	0	(160)
	07/2024			1,677		MXN	29,263	58	0
	07/2024			3,913		PLN	15,555	8	(32)
	07/2024		UYU	52,661	$		1,384	0	(3)
	10/2024	$		4,828		COP	21,059,736	464	0
	12/2024		EGP	7,740	$		120	0	(31)
	12/2024	$		1,164		EGP	56,413	0	(65)

38	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2024

	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
Counterparty								Asset	Liability
	01/2025	$		4,828		COP	21,281,824	$455	$0
	02/2025		UGX	1,979,824	$		476	0	(6)
	04/2025	$		4,828		COP	21,653,580	483	0
	10/2025			2,391			11,648,952	405	0
CLY	06/2024			3,517		TWD	90,489	0	(679)
DUB	04/2024		EGP	21,652	$		553	97	0
	04/2024		EUR	91,022			98,934	734	0
	04/2024		MXN	53,940			3,190	0	(46)
	04/2024		MYR	129,214			27,367	266	0
	04/2024		UGX	1,798,600			460	0	(3)
	04/2024	$		256		EGP	12,118	0	0
	04/2024			488		KES	79,837	117	0
	04/2024			1,859		SEK	19,222	0	(63)
	05/2024		CLP	2,899,939	$		3,063	107	0
	05/2024		NGN	401,973			281	0	(10)
	05/2024	$		60,561		BRL	302,236	0	(487)
	06/2024		KRW	2,069,051	$		1,557	17	0
	06/2024		MXN	243,285			14,342	0	(111)
	06/2024	$		3,577		PEN	13,254	2	(21)
	08/2024		EUR	13,813		PLN	63,782	943	0
	09/2024		KZT	418,258	$		894	0	(3)
	10/2024	$		653		TRY	26,363	0	(12)
	11/2024		JPY	588,326	$		4,167	154	0
	02/2025		UGX	6,194,316			1,526	23	(7)
	03/2025	$		2,615		EGP	149,709	196	0
	03/2025			853		TRY	40,575	14	0
FAR	04/2024		BRL	7,697	$		1,541	6	0
	04/2024	$		1,563		BRL	7,697	0	(28)
	06/2024		MXN	244,696	$		14,460	0	(78)
GLM	04/2024		DOP	110,701			1,901	31	(2)
	04/2024	$		380		HUF	138,357	0	(1)
	04/2024			271		TRY	8,851	0	(2)
	04/2024			6		UYU	235	0	0
	05/2024		DOP	681,075	$		11,473	3	(9)
	05/2024	$		11,540		DOP	686,624	25	0
	05/2024			423		EGP	22,016	35	0
	05/2024			2,134		TRY	73,783	37	0
	06/2024		AED	30,793	$		8,385	0	(1)
	06/2024		CLP	1,619,560			1,711	61	0
	06/2024		DOP	943,659			15,811	0	(63)
	06/2024		INR	130,000			1,558	3	0
	06/2024		KZT	346,980			753	0	(7)
	06/2024	$		206		EGP	9,718	0	(4)
	06/2024			17		KRW	21,707	0	(1)
	06/2024			13,610		THB	493,363	0	(1)
	06/2024			14,237		TWD	449,007	0	(155)
	06/2024		UYU	38	$		1	0	0
	07/2024			28,083			734	0	(6)
	08/2024	$		2,185		COP	9,443,570	206	0
	09/2024		KZT	401,076	$		857	0	(3)
	09/2024	$		2,261		TRY	90,320	58	0
	09/2024			1,669		UYU	66,171	57	0
	10/2024			660		TRY	26,565	0	(15)
	11/2024			4,167		JPY	588,995	0	(149)
	11/2024			1,335		TRY	54,420	0	(25)
	01/2025			4,076			169,941	0	(229)
	03/2025			7,253			347,457	162	0
	04/2025			10,002		COP	45,694,137	1,206	0
IND	04/2024			13,171		MYR	62,286	0	(108)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	39

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
Counterparty								Asset	Liability
JPM	04/2024		BRL	15,391	$		3,081	$12	$0
	04/2024		CAD	11,981			8,883	38	0
	04/2024		EGP	49,417			1,290	248	0
	04/2024		KES	532,514			3,465	0	(575)
	04/2024		RON	51			11	0	0
	04/2024		TRY	160,304			5,115	259	0
	04/2024	$		3,157		BRL	15,391	0	(88)
	04/2024			4,025		COP	16,117,452	127	0
	04/2024			1,043		EGP	49,417	0	0
	04/2024			10,079		EUR	9,205	0	(148)
	04/2024			1,781		KES	291,128	429	0
	04/2024			1,170		TRY	35,109	0	(106)
	04/2024			1,285		UYU	49,687	36	0
	04/2024			296		ZMW	7,970	22	0
	05/2024		GBP	11,014	$		13,900	0	(4)
	05/2024	$		141		EGP	7,374	12	0
	05/2024			1,470		TRY	50,986	3	0
	05/2024			54		TWD	1,696	0	(1)
	05/2024			644		UYU	25,103	22	0
	06/2024		IDR	240,757,001	$		15,234	98	0
	06/2024		ILS	14,721			4,041	24	0
	06/2024		INR	1,764,921			21,194	79	0
	06/2024		MXN	136,123			8,016	0	(71)
	06/2024		PEN	6,964			1,880	11	0
	06/2024		THB	127,390			3,610	96	0
	06/2024		TWD	77,350			2,515	89	0
	06/2024	$		2,599		COP	10,248,196	18	0
	06/2024			665		IDR	9,975,000	0	(38)
	06/2024			2,870		INR	239,236	0	(8)
	06/2024			4,586		MXN	78,292	65	0
	06/2024			24,845		THB	881,404	0	(532)
	06/2024			4,980		TWD	157,209	0	(50)
	06/2024			1,159		UYU	45,449	41	0
	06/2024			337		ZMW	9,537	31	0
	07/2024		PLN	13,539	$		3,392	30	(23)
	07/2024	$		1,719		PLN	6,873	2	(2)
	07/2024			684		UYU	26,884	23	0
	08/2024		PLN	63,616		EUR	13,813	0	(901)
	08/2024	$		4,556		COP	19,703,561	432	0
	09/2024		EUR	2,872		PLN	13,623	283	0
	09/2024		PLN	6,254		EUR	1,381	0	(62)
	09/2024	$		713		EGP	37,967	52	0
	12/2024		EGP	60,557	$		989	0	(191)
	12/2024	$		903		EGP	43,941	0	(47)
	03/2025			1,085			62,008	79	0
	03/2025			740		TRY	35,849	27	0
MBC	04/2024		AUD	1,860	$		1,210	0	(3)
	04/2024		CNH	31,229			4,347	45	0
	04/2024		CNY	79,877			11,263	29	0
	04/2024		EGP	8,068			211	41	0
	04/2024		JPY	803,266			5,360	54	0
	04/2024	$		432		AUD	665	1	0
	04/2024			11,808		CAD	16,014	14	0
	04/2024			11,263		CNH	80,795	0	(133)
	04/2024			8,528		GBP	6,752	0	(6)
	04/2024			18,087		RON	82,594	0	(163)
	04/2024			676		UYU	26,209	23	0
	04/2024		UYU	54,728	$		1,436	0	(18)
	05/2024		CAD	16,007			11,808	0	(14)

40	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2024

	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
Counterparty								Asset	Liability
	05/2024		GBP	6,752	$		8,530	$6	$0
	05/2024	$		83		TWD	2,595	0	(2)
	06/2024		IDR	80,344,667	$		5,095	44	0
	06/2024		ILS	3,922			1,079	9	0
	06/2024		INR	1,090,106			13,058	17	0
	06/2024	$		1,436		IDR	22,514,556	0	(21)
	06/2024			172		INR	14,396	0	0
	06/2024			235		THB	8,418	0	(3)
	07/2024		PLN	5,726	$		1,426	0	(5)
	07/2024	$		38,890		PLN	156,622	269	(1)
	02/2025		UGX	5,996,078	$		1,489	25	0
MEI	06/2024	$		0		IDR	15	0	0
	06/2024			1,284		INR	107,227	0	(1)
MYI	04/2024		AUD	719	$		477	8	0
	04/2024		CNH	14,497			2,026	29	0
	04/2024		CNY	238,041			33,484	5	0
	04/2024		JPY	1,064,712			7,098	65	0
	04/2024		NZD	2,585			1,578	33	0
	04/2024		SEK	16,933			1,647	65	0
	04/2024		SGD	5,102			3,836	55	0
	04/2024	$		33,487		EUR	30,936	0	(111)
	04/2024			10,701		JPY	1,569,000	0	(337)
	04/2024			7,295		MYR	34,534	0	(52)
	05/2024		CHF	33,099		$	36,677	0	(142)
	05/2024		EUR	28,485			30,864	97	0
	05/2024		$	33,484		CNY	238,393	0	(23)
	06/2024		GBP	2,219		$	2,787	0	(15)
	06/2024		IDR	44,360,900			2,857	68	0
	06/2024		INR	2,471,960			29,721	148	0
	06/2024		$	5,582		GBP	4,439	23	0
	06/2024			6,150		IDR	96,621,833	0	(76)
	06/2024			980		INR	81,375	0	(6)
	06/2024			13		KRW	17,439	0	0
	06/2024			2,529		MXN	44,127	89	0
	06/2024			9,094		TWD	287,382	0	(81)
	06/2024			2,664		ZAR	50,155	0	(32)
	07/2024		BRL	44,400		$	8,826	50	0
	07/2024		$	352		PLN	1,400	0	(2)
	08/2024			631		IDR	9,698,470	0	(22)
	12/2024		EGP	74,845		$	1,137	0	(322)
NGF	08/2024		$	1,129		IDR	17,352,730	0	(40)
RBC	04/2024			92		MXN	1,627	6	0
SCX	04/2024		CNH	63,166		$	8,789	87	0
	04/2024		CNY	32,293			4,556	14	0
	04/2024		EGP	8,404			218	41	0
	04/2024		KES	32,201			239	0	(5)
	04/2024		$	20,351		CNY	144,532	0	(23)
	04/2024			891		EGP	41,248	0	(23)
	04/2024			6,332		NZD	10,544	0	(33)
	04/2024			33,434		THB	1,187,819	0	(840)
	05/2024		NGN	1,997,520		$	1,392	0	(44)
	05/2024		NZD	10,544			6,332	33	0
	05/2024		$	464		NGN	733,142	62	0
	05/2024			435		NOK	4,648	0	(6)
	06/2024		IDR	156,229,054		$	9,893	71	0
	06/2024		INR	3,977,175			47,676	105	(10)
	06/2024		KES	248,113			1,615	0	(244)
	06/2024		PHP	164,990			2,978	44	0
	06/2024		TWD	370,828			12,043	413	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	41

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
Counterparty						Asset	Liability
	06/2024	$	479	EGP	23,465	$12	$(5)
	06/2024		33,148	INR	2,763,586	0	(85)
	06/2024	ZMW	10,877	$	439	19	0
	08/2024	NGN	784,193		554	4	0
	08/2024	UGX	1,781,254		452	1	0
	08/2024	$	2,061	COP	8,920,008	197	0
	08/2024		143	EGP	8,152	22	0
	09/2024	KZT	180,761	$	384	0	(3)
	12/2024	EGP	90,449		1,392	0	(371)
	12/2024	$	1,172	EGP	57,208	0	(58)
SOG	04/2024	KES	19,299	$	143	0	(3)
	05/2024	$	297	EGP	14,390	3	0
SSB	04/2024	BRL	7,050	$	1,426	20	0
	04/2024	$	1,411	BRL	7,050	0	(5)
	04/2024		6,617	CLP	6,410,150	0	(77)
	05/2024	CLP	3,739,924	$	3,950	139	0
	05/2024	$	1,581	BRL	7,860	0	(19)
	05/2024		46,567	MXN	791,245	716	0
	06/2024	IDR	78,064,859	$	4,957	49	0
	06/2024	KRW	2,015,728		1,519	19	0
	06/2024	TWD	55,478		1,804	64	0
	06/2024	$	2,822	COP	11,290,822	62	0
	06/2024		5,141	IDR	80,565,517	0	(76)
	06/2024		1,903	KRW	2,523,654	0	(25)
	06/2024		8,257	PEN	30,703	9	(24)
	07/2024	PLN	20,910	$	5,199	0	(29)
	09/2024	PEN	5,800		1,569	15	0
TOR	04/2024	JPY	1,064,296		7,121	91	0
	04/2024	$	1,091	AUD	1,665	0	(6)
	04/2024		478	NOK	5,031	0	(15)
	05/2024	AUD	2,961	$	1,934	3	0
	06/2024	CLP	7,447,273		7,600	15	0
	06/2024	MXN	309,076		18,305	0	(57)
	07/2024	$	3,475	PLN	13,924	6	0
UAG	04/2024	AUD	2,936	$	1,925	12	0
	04/2024	$	1,513	AUD	2,315	0	(5)
	04/2024		1,078	SGD	1,442	0	(9)
	04/2024		4,154	TRY	125,562	0	(350)
	04/2024		12,907	ZAR	242,118	3	(143)
	05/2024	AUD	2,315	$	1,515	5	0
	06/2024	ZAR	50,170		2,664	31	0
	07/2024	PLN	3,271		813	0	(4)

Total Forward Foreign Currency Contracts						$19,092	$(17,594)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Call - OTC USD versus INR	INR	92.600	06/16/2025	1,500	$90	$4
	Put - OTC USD versus INR		92.600	06/16/2025	1,500	90	128
GLM	Call - OTC USD versus JPY	JPY	167.000	11/05/2024	5,381	275	170
JPM	Put - OTC EUR versus PLN	PLN	4.400	08/22/2024	2,085	523	1,572
MYI	Put - OTC GBP versus USD	$	1.160	06/12/2024	58,143	231	11
	Call - OTC USD versus ZAR	ZAR	20.000	06/11/2024	14,351	148	152

						$1,357	$2,037

42	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2024

STRADDLE OPTIONS

Counterparty	Description	Exercise Level(3)	Expiration Date	Notional Amount(1)	Cost(3)	Market Value
MYI	Call & Put - OTC USD vs MXN Forward Volatility Agreement	0.000%	10/25/2024	6,300	$0	$76

Total Purchased Options					$1,357	$2,113

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC USD versus BRL	BRL	4.923	06/26/2024	10,200	$(421)	$(343)
	Put - OTC USD versus BRL		4.923	06/26/2024	10,200	(421)	(77)
	Call - OTC USD versus MXN	MXN	17.449	06/26/2024	10,200	(353)	(73)
	Put - OTC USD versus MXN		17.449	06/26/2024	10,200	(353)	(430)
CBK	Call - OTC USD versus BRL	BRL	4.968	06/20/2024	31,100	(1,291)	(840)
	Put - OTC USD versus BRL		4.968	06/20/2024	31,100	(1,291)	(315)
	Call - OTC USD versus MXN	MXN	17.450	07/01/2024	9,400	(328)	(74)
	Put - OTC USD versus MXN		17.450	07/01/2024	9,400	(328)	(395)
DUB	Call - OTC USD versus TRY	TRY	40.385	10/28/2024	1,920	(192)	(118)
	Put - OTC USD versus TRY		40.385	10/28/2024	1,920	(192)	(78)
GLM	Put - OTC USD versus TRY		33.000	07/04/2024	4,488	(67)	(10)
	Call - OTC USD versus TRY		40.250	10/30/2024	1,942	(195)	(124)
	Put - OTC USD versus TRY		40.250	10/30/2024	1,942	(195)	(75)
	Call - OTC USD versus TRY		39.800	10/31/2024	964	(96)	(67)
	Put - OTC USD versus TRY		39.800	10/31/2024	964	(96)	(32)
	Call - OTC USD versus TRY		40.930	11/07/2024	960	(91)	(59)
	Put - OTC USD versus TRY		40.930	11/07/2024	960	(91)	(43)
	Call - OTC USD versus TRY		41.150	11/07/2024	960	(91)	(57)
	Put - OTC USD versus TRY		41.150	11/07/2024	960	(91)	(45)
	Call - OTC USD versus TRY		41.160	11/11/2024	957	(91)	(60)
	Put - OTC USD versus TRY		41.160	11/11/2024	957	(91)	(43)
	Put - OTC USD versus TRY		36.500	01/03/2025	4,535	(126)	(27)
	Put - OTC USD versus TRY		36.500	01/07/2025	4,574	(123)	(28)
	Put - OTC USD versus TRY		36.757	01/09/2025	4,466	(113)	(30)
MYI	Call - OTC USD versus IDR	IDR	15,370.000	08/13/2024	3,506	(112)	(133)
	Put - OTC USD versus IDR		15,370.000	08/13/2024	3,506	(112)	(13)
	Call - OTC USD versus MXN	MXN	17.449	06/26/2024	14,150	(489)	(102)
	Put - OTC USD versus MXN		17.449	06/26/2024	14,150	(489)	(596)
NGF	Call - OTC USD versus IDR	IDR	15,370.000	08/13/2024	5,945	(190)	(225)
	Put - OTC USD versus IDR		15,370.000	08/13/2024	5,945	(190)	(22)

						$(8,309)	$(4,534)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.550%	04/15/2024	1,400	$(4)	$(6)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.810	04/15/2024	1,400	(4)	(1)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	43

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.560%	04/18/2024	1,200	$(3)	$(7)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.850	04/18/2024	1,200	(3)	(1)
CKL	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.480	04/29/2024	600	(1)	(1)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.780	04/29/2024	600	(1)	(1)
FAR	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.690	04/26/2024	4,100	(12)	(15)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.090	04/26/2024	4,100	(12)	(7)
GLM	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.430	04/12/2024	5,000	(8)	(1)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.770	04/12/2024	5,000	(8)	(4)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.680	04/15/2024	1,100	(4)	(2)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.080	04/15/2024	1,100	(4)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.685	04/18/2024	1,000	(4)	(2)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.085	04/18/2024	1,000	(4)	(1)
JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550	04/12/2024	1,600	(5)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.950	04/12/2024	1,600	(5)	(4)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.490	04/05/2024	200	(1)	0
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.810	04/05/2024	200	(1)	0
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.480	04/25/2024	900	(2)	(3)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.770	04/25/2024	900	(2)	(1)
MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.624	04/01/2024	200	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.627	04/01/2024	200	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.688	04/01/2024	200	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.024	04/01/2024	200	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.027	04/01/2024	200	(1)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.088	04/01/2024	200	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	04/11/2024	1,100	(4)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.900	04/11/2024	1,100	(4)	(4)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.678	04/25/2024	2,300	(7)	(7)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.078	04/25/2024	2,300	(7)	(4)

44	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2024

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.690%	04/26/2024	1,900	$(5)	$(7)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.090	04/26/2024	1,900	(5)	(3)

							$(126)	$(84)

STRADDLE OPTIONS

Counterparty	Description	Exercise Level(4)	Expiration Date	Notional Amount(1)	Premiums (Received)(4)	Market Value
MYI	Call & Put - OTC USD vs MXN Forward Volatility Agreement	0.000%	10/25/2024	6,300	$0	$0

Total Written Options					$(8,435)	$(4,618)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(5)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(7)	Notional Amount(8)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(9)
									Asset	Liability
BRC	Chile Government International Bond	(1.000)%	Quarterly	12/20/2028	0.494%	$3,400	$(67)	$(7)	$0	$(74)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2029	0.383	13,000	(379)	(1)	0	(380)
CBK	Turkey Government International Bond	(1.000)	Quarterly	12/20/2024	0.668	800	49	(51)	0	(2)

							$(397)	$(59)	$0	$(456)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(6)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(7)	Notional Amount(8)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(9)
									Asset	Liability
CBK	Israel Government International Bond	1.000%	Quarterly	06/20/2027	0.915%	$11,100	$(64)	$100	$36	$0
	Petroleos Mexicanos	1.000	Quarterly	06/20/2024	1.165	7,300	(226)	225	0	(1)
DUB	Eskom «	4.650	Quarterly	06/30/2029	0.055	8,000	0	534	534	0
GST	Poland Government International Bond	1.000	Quarterly	06/20/2024	0.211	3,000	14	(8)	6	0
JPM	Banco do Brasil SA	1.000	Quarterly	12/20/2024	0.842	5,300	(119)	127	8	0

							$(395)	$978	$584	$(1)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	45

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(10)	Notional Amount of Currency Received	Notional Amount of Currency Delivered		Upfront Payable/ (Receivable)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Floating rate equal to 1-Day USD-SOFR Compounded-OIS plus 0.495% based on the notional amount of currency received	Floating rate equal to 3-Month PHP-LIBOR based on the notional amount of currency delivered	Maturity	06/20/2029	$8,604	PHP	476,650	$1	$10	$11	$0
	Floating rate equal to 1-Day USD-SOFR Compounded-OIS plus 0.530% based on the notional amount of currency received	Floating rate equal to 3-Month PHP-LIBOR based on the notional amount of currency delivered	Maturity	06/20/2025	59,069		3,374,000	(308)	(126)	0	(434)
	Floating rate equal to 1-Day USD-SOFR Compounded-OIS plus 0.575% based on the notional amount of currency received	Floating rate equal to 3-Month IDR-LIBOR based on the notional amount of currency delivered	Maturity	06/20/2029	16,236	IDR	253,478,470	(34)	30	0	(4)
GLM	Floating rate equal to 1-Day USD-SOFR Compounded-OIS plus 0.495% based on the notional amount of currency received	Floating rate equal to 3-Month PHP-LIBOR based on the notional amount of currency delivered	Maturity	06/20/2029	4,633	PHP	256,695	1	5	6	0
	Floating rate equal to 1-Day USD-SOFR Compounded-OIS plus 0.563% based on the notional amount of currency received	Floating rate equal to 3-Month PHP-LIBOR based on the notional amount of currency delivered	Maturity	06/20/2025	8,869		504,740	(10)	(47)	0	(57)
JPM	Floating rate equal to 1-Day USD-SOFR Compounded-OIS plus 0.495% based on the notional amount of currency received	Floating rate equal to 3-Month PHP-LIBOR based on the notional amount of currency delivered	Maturity	06/20/2029	3,985		220,830	(1)	4	3	0

46	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2024

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(10)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Upfront Payable/ (Receivable)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
	Floating rate equal to 1-Day USD-SOFR Compounded-OIS plus 0.562% based on the notional amount of currency received	Floating rate equal to 3-Month PHP-LIBOR based on the notional amount of currency delivered	Maturity	06/20/2025		$9,010	PHP	512,880	$(12)	$(47)	$0	$(59)
MBC	Floating rate equal to 3-Month INR-LIBOR plus 0.665% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	06/20/2029	INR	974,243		$11,713	41	12	53	0
NGF	Floating rate equal to 3-Month INR-LIBOR plus 0.665% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	06/20/2029		279,951		3,366	11	3	14	0
SCX	Floating rate equal to 3-Month INR-LIBOR plus 0.665% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	06/20/2029		2,020,747		24,298	81	24	105	0

									$(230)	$(132)	$192	$(554)

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	3-Month COP-IBR Compounded-OIS	5.610%	Quarterly	02/11/2026	COP	16,064,000	$0	$234	$234	$0
	Pay	3-Month MYR-KLIBOR	3.500	Quarterly	03/20/2027	MYR	42,000	14	(31)	0	(17)
BRC	Pay	3-Month ILS-TELBOR	1.950	Annual	06/20/2028	ILS	27,400	0	(441)	0	(441)
BSH	Pay	6-Month CLP-CHILIBOR	3.790	Semi-Annual	03/14/2026	CLP	15,998,900	0	(454)	0	(454)
	Receive	6-Month CLP-CHILIBOR	3.300	Semi-Annual	06/21/2029		3,550,000	0	339	339	0
CBK	Receive	6-Month CLP-CHILIBOR	3.763	Semi-Annual	05/24/2029		2,445,900	(38)	224	186	0
GLM	Receive	1-Year BRL-CDI	11.708	Maturity	01/02/2025	BRL	30,800	0	16	16	0
	Receive	3-Month COP-IBR Compounded-OIS	4.880	Quarterly	06/07/2024	COP	27,580,700	(3)	126	123	0
	Receive	6-Month CLP-CHILIBOR	3.015	Semi-Annual	06/20/2026	CLP	5,445,000	0	325	325	0
	Pay	6-Month CLP-CHILIBOR	4.095	Semi-Annual	06/01/2027		15,023,700	0	(647)	0	(647)
	Pay	6-Month CLP-CHILIBOR	3.830	Semi-Annual	05/22/2029		6,734,700	0	(622)	0	(622)
	Pay	6-Month CLP-CHILIBOR(2)	4.319	Semi-Annual	05/22/2029		10,120,000	0	(312)	0	(312)
	Pay	6-Month CLP-CHILIBOR	3.265	Semi-Annual	06/14/2029		1,715,500	0	(168)	0	(168)
	Receive	6-Month CLP-CHILIBOR	6.620	Semi-Annual	09/20/2032		3,100,000	0	(334)	0	(334)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	47

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GST	Pay	3-Month MYR-KLIBOR	3.500	Quarterly	03/20/2027	MYR	286,290	$38	$(157)	$0	$(119)
	Pay	3-Month MYR-KLIBOR	3.868	Quarterly	12/20/2028		56,900	103	14	117	0
	Receive	3-Month MYR-KLIBOR	3.500	Quarterly	03/20/2029		211,210	169	160	329	0
JPM	Receive	6-Month CLP-CHILIBOR	3.540	Semi-Annual	06/04/2029	CLP	4,085,000	0	350	350	0

								$283	$(1,378)	$2,019	$(3,114)

Total Swap Agreements								$(739)	$(591)	$2,795	$(4,125)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(11)
AZD	$148	$0	$0	$148	$0	$0	$0	$0	$148	$0	$148
BOA	1,097	132	11	1,240	(1,061)	(923)	(438)	(2,422)	(1,182)	736	(446)
BPS	2,398	0	234	2,632	(2,431)	0	(17)	(2,448)	184	(1,200)	(1,016)
BRC	412	0	0	412	(622)	0	(895)	(1,517)	(1,105)	1,219	114
BSH	115	0	339	454	(178)	0	(454)	(632)	(178)	0	(178)
BSS	0	0	0	0	0	0	0	0	0	356	356
CBK	3,969	0	222	4,191	(3,898)	(1,639)	(3)	(5,540)	(1,349)	585	(764)
CKL	0	0	0	0	0	(2)	0	(2)	(2)	0	(2)
CLY	0	0	0	0	(679)	0	0	(679)	(679)	0	(679)
DUB	2,670	0	534	3,204	(763)	(196)	0	(959)	2,245	(1,940)	305
FAR	6	0	0	6	(106)	(22)	0	(128)	(122)	(700)	(822)
GLM	1,884	170	470	2,524	(673)	(711)	(2,140)	(3,524)	(1,000)	814	(186)
GST	0	0	452	452	0	0	(119)	(119)	333	(300)	33
IND	0	0	0	0	(108)	0	0	(108)	(108)	641	533
JPM	2,688	1,572	361	4,621	(2,847)	(9)	(59)	(2,915)	1,706	(1,748)	(42)
MBC	577	0	53	630	(369)	0	0	(369)	261	(500)	(239)
MEI	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
MYC	0	0	0	0	0	(25)	0	(25)	(25)	0	(25)
MYI	735	239	0	974	(1,221)	(844)	0	(2,065)	(1,091)	832	(259)
NGF	0	0	14	14	(40)	(247)	0	(287)	(273)	335	62
RBC	6	0	0	6	0	0	0	0	6	0	6
SCX	1,125	0	105	1,230	(1,750)	0	0	(1,750)	(520)	552	32
SOG	3	0	0	3	(3)	0	0	(3)	0	0	0
SSB	1,093	0	0	1,093	(255)	0	0	(255)	838	(980)	(142)
TOR	115	0	0	115	(78)	0	0	(78)	37	0	37
UAG	51	0	0	51	(511)	0	0	(511)	(460)	573	113

Total Over the Counter	$19,092	$2,113	$2,795	$24,000	$(17,594)	$(4,618)	$(4,125)	$(26,337)

(o)

Securities with an aggregate market value of $6,643 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2024.

(1)	Notional Amount represents the number of contracts.
(2)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(3)	Exercise level and final cost determined on a future date, based upon implied volatility parameters.
(4)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

48	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2024

(5)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(6)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(7)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(8)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(9)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(10)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(11)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$1	$0	$0	$2,446	$2,447

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$19,092	$0	$19,092
Purchased Options	0	0	0	2,113	0	2,113
Swap Agreements	0	584	0	192	2,019	2,795

	$0	$584	$0	$21,397	$2,019	$24,000

	$0	$585	$0	$21,397	$4,465	$26,447

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	49

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$5	$5
Futures	0	0	0	0	116	116
Swap Agreements	0	0	0	0	1,954	1,954

	$0	$0	$0	$0	$2,075	$2,075

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$17,594	$0	$17,594
Written Options	0	0	0	4,534	84	4,618
Swap Agreements	0	457	0	554	3,114	4,125

	$0	$457	$0	$22,682	$3,198	$26,337

	$0	$457	$0	$22,682	$5,273	$28,412

The effect of Financial Derivative Instruments on the Statement of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$318	$318
Futures	0	0	0	0	101	101
Swap Agreements	0	649	0	0	19,308	19,957

	$0	$649	$0	$0	$19,727	$20,376

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,930	$0	$10,930
Purchased Options	0	0	0	1,735	0	1,735
Written Options	0	0	0	1,449	1,505	2,954
Swap Agreements	0	(858)	0	(1,391)	4,549	2,300

	$0	$(858)	$0	$12,723	$6,054	$17,919

	$0	$(209)	$0	$12,723	$25,781	$38,295

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(148)	$(148)
Futures	0	0	0	0	238	238
Swap Agreements	0	(168)	0	0	(671)	(839)

	$0	$(168)	$0	$0	$(581)	$(749)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,484	$0	$1,484
Purchased Options	0	0	0	(1,488)	0	(1,488)
Written Options	0	0	0	3,886	(32)	3,854
Swap Agreements	0	789	0	(132)	(4,052)	(3,395)

	$0	$789	$0	$3,750	$(4,084)	$455

	$0	$621	$0	$3,750	$(4,665)	$(294)

50	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2024

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Azerbaijan
Loan Participations and Assignments	$0	$0	$3,620	$3,620
Brazil
Corporate Bonds & Notes	0	15,599	102	15,701
Sovereign Issues	0	8,644	0	8,644
Cayman Islands
Asset-Backed Securities	0	7,472	0	7,472
Convertible Bonds & Notes	0	26	0	26
Corporate Bonds & Notes	0	5,134	1,376	6,510
Chile
Sovereign Issues	0	42,318	0	42,318
China
Common Stocks	250	0	0	250
Sovereign Issues	0	78,261	0	78,261
Colombia
Corporate Bonds & Notes	0	275	0	275
Loan Participations and Assignments	0	0	21,439	21,439
Sovereign Issues	0	28,230	0	28,230
Czech Republic
Sovereign Issues	0	59,148	0	59,148
Dominican Republic
Sovereign Issues	0	36,801	0	36,801
Ecuador
Sovereign Issues	0	6,389	0	6,389
Hungary
Sovereign Issues	0	34,944	0	34,944
India
Corporate Bonds & Notes	0	8,412	0	8,412
Indonesia
Sovereign Issues	0	121,378	0	121,378
Ireland
Asset-Backed Securities	0	856	0	856
Israel
Sovereign Issues	0	7,090	0	7,090
Ivory Coast
Loan Participations and Assignments	0	0	13,253	13,253
Sovereign Issues	0	3,671	0	3,671
Luxembourg
Common Stocks	0	0	504	504
Corporate Bonds & Notes	0	851	283	1,134
Malaysia
Sovereign Issues	0	66,274	0	66,274
Mexico
Sovereign Issues	0	168,724	0	168,724
Paraguay
Sovereign Issues	0	3,289	0	3,289
Peru
Corporate Bonds & Notes	0	21,973	0	21,973
Sovereign Issues	0	23,842	0	23,842
Philippines
Sovereign Issues	0	905	0	905

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	51

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Poland
Sovereign Issues	$0	$73,803	$0	$73,803
Qatar
Corporate Bonds & Notes	0	0	6	6
Romania
Sovereign Issues	0	45,951	0	45,951
Serbia
Loan Participations and Assignments	0	0	3,722	3,722
Sovereign Issues	0	2,899	0	2,899
South Africa
Corporate Bonds & Notes	0	13,684	10,318	24,002
Sovereign Issues	0	138,922	0	138,922
South Korea
Sovereign Issues	0	2,881	0	2,881
Supranational
Corporate Bonds & Notes	0	128,355	0	128,355
Tanzania
Loan Participations and Assignments	0	0	3,874	3,874
Thailand
Sovereign Issues	0	50,535	0	50,535
Turkey
Loan Participations and Assignments	0	8,887	0	8,887
Sovereign Issues	0	9,296	0	9,296
United Arab Emirates
Loan Participations and Assignments	0	0	9,115	9,115
United Kingdom
Non-Agency Mortgage-Backed Securities	0	5,556	0	5,556
Sovereign Issues	0	12,662	0	12,662
United States
Asset-Backed Securities	0	70,815	0	70,815
Common Stocks	0	0	89	89
Corporate Bonds & Notes	0	342	0	342
Non-Agency Mortgage-Backed Securities	0	27,445	417	27,862
Sovereign Issues	0	30,022	0	30,022
Zambia
Sovereign Issues	0	3,216	0	3,216
Short-Term Instruments
Repurchase Agreements	0	4,190	0	4,190
Short-Term Notes	0	4	0	4
Egypt Treasury Bills	0	18,482	0	18,482
Nigeria Treasury Bills	0	16,091	0	16,091
U.S. Treasury Bills	0	13,900	0	13,900

	$250	$1,428,444	$68,118	$1,496,812

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$69,174	$0	$0	$69,174

Total Investments	$69,424	$1,428,444	$68,118	$1,565,986

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	2,447	0	2,447
Over the counter	0	23,466	534	24,000

	$0	$25,913	$534	$26,447

52	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2024

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(106)	$(1,969)	$0	$(2,075)
Over the counter	0	(26,337)	0	(26,337)

	$(106)	$(28,306)	$0	$(28,412)

Total Financial Derivative Instruments	$(106)	$(2,393)	$534	$(1,965)

Totals	$69,318	$1,426,051	$68,652	$1,564,021

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2024:

Category and Subcategory	Beginning Balance at 03/31/2023	Net Purchases(1)	Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2024	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2024(2)
Investments in Securities, at Value
Azerbaijan
Loan Participations and Assignments	$0	$5,338	$(1,825)	$61	$33	$13	$0	$0	$3,620	$13
Brazil
Corporate Bonds & Notes	510	0	0	(123)	0	(285)	0	0	102	(285)
Cayman Islands
Corporate Bonds & Notes	0	1,503	(174)	23	30	(6)	0	0	1,376	(6)
Colombia
Loan Participations and Assignments (3)	7,458	13,661	0	0	0	320	0	0	21,439	320
France
Corporate Bonds & Notes	1,378	0	(1,394)	4	157	(145)	0	0	0	0
Ivory Coast
Loan Participations and Assignments	3,198	10,615	(840)	1	(82)	361	0	0	13,253	238
Luxembourg
Common Stocks	0	300	0	0	0	204	0	0	504	204
Corporate Bonds & Notes	339	0	(55)	4	1	(6)	0	0	283	(6)
Qatar
Corporate Bonds & Notes	7	0	0	0	0	(1)	0	0	6	(1)
Loan Participations and Assignments	9,488	0	(9,500)	39	0	(27)	0	0	0	0
Russia
Sovereign Issues	778	0	(5,826)	0	(6,203)	11,251	0	0	0	0
Serbia
Loan Participations and Assignments	0	3,662	0	0	0	60	0	0	3,722	60
South Africa
Corporate Bonds & Notes	10,969	0	0	0	0	(651)	0	0	10,318	(652)
Tanzania
Loan Participations and Assignments	0	0	0	0	0	0	3,874	0	3,874	0
Turkey
Loan Participations and Assignments	7,620	1,068	0	18	0	181	0	(8,887)	0	0
United Arab Emirates
Loan Participations and Assignments	8,969	0	0	(39)	0	185	0	0	9,115	186
United States
Common Stocks	89	0	0	0	0	0	0	0	89	0
Non-Agency Mortgage-Backed Securities	0	0	0	0	0	0	417	0	417	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	53

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

Category and Subcategory	Beginning Balance at 03/31/2023	Net Purchases(1)		Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2024	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2024(2)
Short-Term Instruments
Certificates of Deposit	$1,136		$0	$(1,236)	$(1)	$207	$(106)	$0	$0	$0	$0

	$51,939		$36,147	$(20,850)	$(13)	$(5,857)	$11,348	$4,291	$(8,887)	$68,118	$71

Financial Derivative Instruments - Assets
Over the counter	$3	$		$0	$0	$0	$531	$0	$0	$534	$531

Financial Derivative Instruments - Liabilities
Over the counter	$(3)	$		$31	$0	$0	$(28)	$0	$0	$0	$0

Totals	$51,939		$36,147	$(20,819)	$(13)	$(5,857)	$11,851	$4,291	$(8,887)	$68,652	$602

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2024	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)		Weighted Average
Investments in Securities, at Value
Azerbaijan
Loan Participations and Assignments	$3,620	Discounted Cash Flow	Discount Rate		3.980	—
Brazil
Corporate Bonds & Notes	102	Indicative Market Quotation	Broker Quote		$1.750	—
Cayman Islands
Corporate Bonds & Notes	1,376	Proxy Pricing	Base Price		83.150	—
Colombia
Loan Participations and Assignments	21,439	Discounted Cash Flow	Discount Rate		7.330	—
Ivory Coast
Loan Participations and Assignments	10,779	Discounted Cash Flow	Discount Rate		10.040	—
	2,474	Indicative Market Quotation	Broker Quote		98.000	—
Luxembourg
Common Stocks	504	Indicative Market Quotation	Broker Quote		$24.125	—
Corporate Bonds & Notes	283	Discounted Cash Flow	Discount Rate		15.370	—
Qatar
Corporate Bonds & Notes	6	Discounted Cash Flow	Discount Rate		6.809	—
Serbia
Loan Participations and Assignments	3,722	Discounted Cash Flow	Discount Rate		7.374	—
South Africa
Corporate Bonds & Notes	10,318	Discounted Cash Flow	Discount Rate		10.050	—
Tanzania
Loan Participations and Assignments	3,874	Third Party Vendor	Broker Quote		99.750	—
United Arab Emirates
Loan Participations and Assignments	9,115	Third Party Vendor	Broker Quote		101.880	—
United States
Common Stocks	89	Comparable Companies	EBITDA Multiple	X	4.300	—
Non-Agency Mortgage-Backed Securities	417	Fair Valuation of Odd Lot Positions	Adjustment Factor		2.500	—

Financial Derivative Instruments - Assets
Over the counter	534	Indicative Market Quotation	Broker Quote		5.510	—

Total	$68,652

54	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

March 31, 2024

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2024 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Country type updated from United States to Colombia since prior fiscal year end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	55

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Class A and Class C shares of the PIMCO Emerging Markets Local Currency and Bond Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

Hereinafter, the Board of Trustees of the Fund shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed

56	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

March 31, 2024

from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable. A debt obligation may be granted, in certain situations, a contractual or non-contractual forbearance for interest payments that are expected to be paid after agreed upon pay dates.

(b) Foreign Taxes The Fund may be subject to foreign taxes on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of March 31, 2024, if any, are disclosed in the Statement of Assets and Liabilities.

(c) Foreign Currency Translation The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(d) Multi-Class Operations Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

ANNUAL REPORT	MARCH 31, 2024	57

Notes to Financial Statements (Cont.)

(e) Distributions to Shareholders Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year. The Fund may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Separately, if the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(f) New Accounting Pronouncements and Regulatory Updates In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, Reference Rate Reform (Topic 848), which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and

58	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

March 31, 2024

other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred or will occur during the period March 12, 2020 through December 31, 2024. In January 2021 and December 2022, FASB issued ASU 2021-01 and ASU 2022-06, which include additional amendments to Topic 848. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Fund’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Fund’s financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the U.S. Securities and Exchange Commission (“SEC”) adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading. As such, beginning in July 2024, the Fund must comply with certain new requirements which include, but are not limited to, making significant updates to the content of its shareholder reports and mailing paper copies of the new tailored shareholder reports to shareholders who have not opted to receive shareholder report documents electronically. At this time, management is evaluating the implications of these changes on the financial statements.

The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business day after the trade date (T+1). The effective date was May 5, 2023, and compliance with the amendments is required as of May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments were effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more

ANNUAL REPORT	MARCH 31, 2024	59

Notes to Financial Statements (Cont.)

(and a 30-month compliance period for fund groups with net assets of less than $1 billion). At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The NAV of the Fund’s shares, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange or the NYSE Close if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

60	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

March 31, 2024

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Whole loans may be fair valued using inputs that take into account borrower-or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual

ANNUAL REPORT	MARCH 31, 2024	61

Notes to Financial Statements (Cont.)

loan; any new borrower-or loan-level data received in written reports periodically by the Fund normally will be taken into account in calculating the NAV. The Fund’s whole loan investments, including those originated by the Fund or through an alternative lending platform, generally are fair valued in accordance with procedures approved by the Board.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Sources (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3).Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Sources or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

62	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

March 31, 2024

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	MARCH 31, 2024	63

Notes to Financial Statements (Cont.)

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable

64	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

March 31, 2024

in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Securities that are smaller in size than institutional-sized or round lot positions of the particular security/instrument type may apply an adjustment factor to the daily vendor-provided price for the corresponding round lot position to arrive at a fair value for the applicable odd lot positions. The adjustment factor is determined by comparing the prices of internal trades with vendor prices, calculating the weighted average differences, and using that difference as an adjustment factor to vendor prices. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value

ANNUAL REPORT	MARCH 31, 2024	65

Notes to Financial Statements (Cont.)

of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act, rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as applicable. The tables below show the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2024 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 03/31/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2024	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$ 30,300	$1,671	$(1)	$0	$459	$32,429	$1,650	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2024	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$ 15,116	$1,478,118	$(1,456,565)	$69	$7	$36,745	$2,696	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

66	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

March 31, 2024

Bank Obligations The Fund may invest in bank obligations, which include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Delayed-Delivery Transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

ANNUAL REPORT	MARCH 31, 2024	67

Notes to Financial Statements (Cont.)

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

68	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

March 31, 2024

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) risks related to the capability of the servicer of the securitized assets; (iv) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, (v) the structure and complexity of the transaction and the legal documents may not be fully understood at the time of investment and could lead to disputes with the issuer or among investors regarding the characterization of proceeds or unexpected investment results; and (vi) the CDO’s manager may perform poorly.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

ANNUAL REPORT	MARCH 31, 2024	69

Notes to Financial Statements (Cont.)

Restricted Investments are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund as of March 31, 2024, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The long-term effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The

70	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

March 31, 2024

required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity.

Warrants are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by

ANNUAL REPORT	MARCH 31, 2024	71

Notes to Financial Statements (Cont.)

the Fund’s custodian or designated subcustodians (in the case of tri-party repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, the Fund has used bilateral repurchase agreements wherein the underlying securities will be held by the Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Interfund Lending In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended March 31, 2024, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

72	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

March 31, 2024

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s

ANNUAL REPORT	MARCH 31, 2024	73

Notes to Financial Statements (Cont.)

exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Straddle Options (“Straddle”) are investment strategies that use combinations of options that allow the Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written Straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written Straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased Straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased Straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

74	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

March 31, 2024

(d) Swap Agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

ANNUAL REPORT	MARCH 31, 2024	75

Notes to Financial Statements (Cont.)

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may fail to perform or meet an obligation or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids,

76	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

March 31, 2024

together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indexes involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indexes are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indexes may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indexes are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indexes changes periodically, usually every six months, and for most indexes, each name has an equal weight in the index. Credit default swaps on credit indexes may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indexes are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indexes, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

ANNUAL REPORT	MARCH 31, 2024	77

Notes to Financial Statements (Cont.)

Cross-Currency Swap Agreements are entered into to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The net of the notional amount received/delivered, when translated to USD at the trade date, represents an upfront payable/receivable. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or ‘‘cap’’, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or ‘‘floor’’, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk is the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the

78	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

March 31, 2024

full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. The Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Non-centrally-cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally-cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or

ANNUAL REPORT	MARCH 31, 2024	79

Notes to Financial Statements (Cont.)

impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and the Fund’s performance.

Equity Risk is the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities. In addition, preferred securities may be subject to greater credit risk or other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rates, regulatory changes and special redemption rights.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. The Fund may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with the other of the Fund’s guidelines), which generally carry higher levels of the foregoing risks.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk is the risk that the Fund’s investments in real estate investment trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject the Fund to liquidity and valuation risk.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Issuer Non-Diversification Risk is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory

80	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

March 31, 2024

occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Leveraging Risk is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to the Fund.

LIBOR Transition Risk is the risk related to the discontinuation and replacement of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely or relied in some fashion upon LIBOR. Although the transition process away from LIBOR for most instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or the continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain and could result in losses to the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund.

ANNUAL REPORT	MARCH 31, 2024	81

Notes to Financial Statements (Cont.)

Government Intervention in Financial Markets Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/

or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders may suffer losses as a result of a cyber security breach related to the Fund, its service providers, trading counterparties or the issuers in which the Fund invests.

82	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

March 31, 2024

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

ANNUAL REPORT	MARCH 31, 2024	83

Notes to Financial Statements (Cont.)

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. FCM customers, such as the Fund, are permitted to transfer their customer account (and cleared derivative transactions held in such customer account) from one FCM to another FCM. Upon completion of the transfer, the customer maintains the same economic position with respect to the outstanding exposure. As such, these transfers are not recognized as dispositions and reacquisitions of the affected derivative positions. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The porting of exposure between FCMs has no impact on the market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin; these values as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

84	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

March 31, 2024

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Class A	Class C

0.45%	0.45%	0.55%	0.65%(1)	0.60%	0.60%

(1)	PIMCO has contractually agreed, through July 31, 2024, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2024, the Distributor retained $2,415,092 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses,

ANNUAL REPORT	MARCH 31, 2024	85

Notes to Financial Statements (Cont.)

including costs of litigation and indemnification expenses; (vii) organizational and offering expenses of the Trust and the Fund, and any other expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation Pursuant to the Expense Limitation Agreement, PIMCO has contractually agreed, through July 31, 2024, to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049% (the “Expense Limit”) (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. As of March 31, 2024, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2024, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Expense Limitation Agreement and I-3 Fee Waiver Agreement, waiver amounts are reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2024, the amount waived and/or reimbursed was $4,025.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

86	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

March 31, 2024

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2024, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$399,797	$398,788	$1,712,639	$1,974,776

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2024	87

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2024		Year Ended 03/31/2023

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	44,768	$259,292	163,730	$894,766

I-2	12,143	70,671	11,649	63,656

I-3	954	5,521	784	4,382

Class A	2,080	12,152	1,634	8,930

Class C	140	817	93	512

Issued as reinvestment of distributions

Institutional Class	12,374	71,647	14,189	76,863

I-2	828	4,798	634	3,440

I-3	76	441	40	215

Class A	273	1,582	237	1,285

Class C	14	83	10	54

Cost of shares redeemed

Institutional Class	(110,267)	(635,601)	(313,214)	(1,688,628)

I-2	(8,727)	(50,250)	(11,476)	(62,078)

I-3	(501)	(2,850)	(874)	(4,787)

Class A	(2,681)	(15,313)	(2,402)	(12,866)

Class C	(81)	(468)	(122)	(655)

Net increase (decrease) resulting from Fund share transactions	(48,607)	$(277,478)	(135,088)	$(714,911)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2024, two persons owned of record or beneficially 10% or more of the Fund’s total outstanding shares comprising 47% of the Fund. One of the shareholders is a related party of the Fund and comprises 32% of the Fund. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

88	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

March 31, 2024

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2024, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2024, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO Emerging Markets Local Currency and Bond Fund	$0	$0	$(91,395)	$(629)	$(400,136)	$0	$(1,287)	$(493,447)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on hyperinflationary investments, swap contracts, straddle loss deferrals, passive foreign investment companies (PFICs), interest accrued on defaulted securities, and return of capital distributions from underlying funds.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2023 through March 31, 2024 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2023 through March 31, 2024 and Ordinary losses realized during the period January 1, 2024 through March 31, 2024 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2024, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Emerging Markets Local Currency and Bond Fund	$265,590	$134,546

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2024	89

Notes to Financial Statements (Cont.)

March 31, 2024

As of March 31, 2024, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Emerging Markets Local Currency and Bond Fund	$1,650,112	$81,737	$(171,931)	$(90,194)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on hyperinflationary investments, swap contracts, straddle loss deferrals, passive foreign investment companies (PFICs), interest accrued on defaulted securities, and return of capital distributions from underlying funds.

For the fiscal years ended March 31, 2024 and March 31, 2023, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2024			March 31, 2023

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Emerging Markets Local Currency and Bond Fund	$35,230	$0	$50,451	$48,014	$0	$39,946

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

90	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Emerging Markets Local Currency and Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Emerging Markets Local Currency and Bond Fund (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2024, the related statement of operations for the year ended March 31, 2024, the statement of changes in net assets for each of the two years in the period ended March 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2024 and the financial highlights for each of the five years in the period ended March 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2024

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	MARCH 31, 2024	91

Glossary: (abbreviations that may be used in the preceding statements)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GST	Goldman Sachs International
BOA	Bank of America N.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.
BPS	BNP Paribas S.A.	JPM	JP Morgan Chase Bank N.A.
BRC	Barclays Bank PLC	MBC	HSBC Bank Plc
BSH	Banco Santander S.A. - New York Branch	MEI	Merrill Lynch International
BSS	Banco Santander S.A.	MYC	Morgan Stanley Capital Services LLC
CBK	Citibank N.A.	MYI	Morgan Stanley & Co. International PLC
CDI	Natixis Singapore	NGF	Nomura Global Financial Products, Inc.
CKL	Citibank N.A. London	RBC	Royal Bank of Canada
CLY	Crédit Agricole Corporate and Investment Bank	SCX	Standard Chartered Bank, London
DUB	Deutsche Bank AG	SOG	Societe Generale Paris
FAR	Wells Fargo Bank National Association	SSB	State Street Bank and Trust Co.
FICC	Fixed Income Clearing Corporation	TOR	The Toronto-Dominion Bank
GLM	Goldman Sachs Bank USA	UAG	UBS AG Stamford
GSC	Goldman Sachs & Co. LLC

Currency Abbreviations:
AED	UAE Dirham	KZT	Kazakhstani Tenge
ARS	Argentine Peso	MXN	Mexican Peso
AUD	Australian Dollar	MYR	Malaysian Ringgit
BRL	Brazilian Real	NGN	Nigerian Naira
CAD	Canadian Dollar	NOK	Norwegian Krone
CHF	Swiss Franc	NZD	New Zealand Dollar
CLP	Chilean Peso	PEN	Peruvian New Sol
CNH	Chinese Renminbi (Offshore)	PHP	Philippine Peso
CNY	Chinese Renminbi (Mainland)	PLN	Polish Zloty
COP	Colombian Peso	PYG	Paraguayan Guarani
CZK	Czech Koruna	RON	Romanian New Leu
DOP	Dominican Peso	RSD	Serbian Dinar
EGP	Egyptian Pound	SEK	Swedish Krona
EUR	Euro	SGD	Singapore Dollar
GBP	British Pound	THB	Thai Baht
HUF	Hungarian Forint	TRY	Turkish New Lira
IDR	Indonesian Rupiah	TWD	Taiwanese Dollar
ILS	Israeli Shekel	UGX	Ugandan Shilling
INR	Indian Rupee	USD (or $)	United States Dollar
JPY	Japanese Yen	UYU	Uruguayan Peso
KES	Kenyan Schilling	ZAR	South African Rand
KRW	South Korean Won	ZMW	Zambian Kwacha

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
CAONREPO	Canadian Overnight Repo Rate Average	LIBOR03M	3 Month USD-LIBOR
CNREPOFIX	China Fixing Repo Rates 7-Day	MUTKCALM	Tokyo Overnight Average Rate
EUR003M	3 Month EUR Swap Rate	SIBCSORA	Singapore Overnight Rate Average
EUR006M	6 Month EUR Swap Rate	SOFR	Secured Overnight Financing Rate
ESTRON	Euro Short-Term Rate	SONIO	Sterling Overnight Interbank Average Rate
IBR	Indicador Bancario de Referencia	TSFR06M	Term SOFR 6-Month

92	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

(Unaudited)

Other Abbreviations:
ABS	Asset-Backed Security	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.
BBR	Bank Bill Rate	MIBOR	Mumbai Interbank Offered Rate
BBSW	Bank Bill Swap Reference Rate	OIS	Overnight Index Swap
BRL-CDI	Brazil Interbank Deposit Rate	PIK	Payment-in-Kind
CHILIBOR	Chile Interbank Offered Rate	PRIBOR	Prague Interbank Offered Rate
CLO	Collateralized Loan Obligation	REMIC	Real Estate Mortgage Investment Conduit
DAC	Designated Activity Company	TBA	To-Be-Announced
EBITDA	Earnings before Interest, Taxes, Depreciation and Amoritization	TBD	To-Be-Determined
EURIBOR	Euro Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding
JIBAR	Johannesburg Interbank Agreed Rate	TELBOR	Tel Aviv Inter-Bank Offered Rate
KLIBOR	Kuala Lumpur Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
KORIBOR	Korea Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate

ANNUAL REPORT	MARCH 31, 2024	93

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2024 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2024 was designated as ‘‘qualified dividend income’’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2024.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only). Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2024 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2024 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends. The Fund intends to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†
PIMCO Emerging Markets Local Currency and Bond Fund	0%	0%	$2,551	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2025, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2024.

Section 199A Dividends. Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends
PIMCO Emerging Markets Local Currency and Bond Fund	0%

94	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	161	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees
Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, State Auto Financial Corporation (2016-2022).

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	MARCH 31, 2024	95

Management of the Trust (Cont.)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	161	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2024.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Joshua D. Ratner (1976)** President	01/2024 to present	Executive Vice President and Head of Americas Fund and Client Operations; Deputy General Counsel, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO Flexible Real Estate Income Fund, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill (1980)** Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Carol K. Chan (1982) Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

96	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Alyssa M. Creighton (1974) Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Jason R. Duran (1977) Vice President	02/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Kenneth W. Lee (1972) Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Greg J. Mason (1980)*** Vice President	05/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Colleen P. McLaughlin (1983)*** Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Shiv Narain (1981) Vice President	01/2024 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Keith A. Werber (1973) Vice President	05/2022 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Paul T. Wildermuth (1979) Vice President	01/2024 to present	Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Brandon T. Evans (1982) Deputy Treasurer	01/2024 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO Flexible Real Estate Income Fund and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Matthew L. Goodman (1977)** Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

ANNUAL REPORT	MARCH 31, 2024	97

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Laine E. Pacetti (1989) Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Jason R. Stern (1979)** Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Chi H. Vu (1983) Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2024.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Access Income Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Dynamic Income Strategy Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

98	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

Privacy Policy1

(Unaudited)

The Funds2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

ANNUAL REPORT	MARCH 31, 2024	99

Privacy Policy1 (Cont.)

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

100	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 13-14, 2024, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2024. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2024.

ANNUAL REPORT	MARCH 31, 2024	101

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

1100 Main Street, Suite 400

Kansas City, MO 64105

Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

SS&C Global Investor & Distribution Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF3011AR_033124

PIMCO FUNDS

Annual Report

March 31, 2024

PIMCO High Yield Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Market Insights

Dear Shareholder,

This annual report covers the 12-month reporting period ended March 31, 2024 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and a discussion of certain factors that affected performance during the reporting period.

The global economy continued to expand despite persistent inflation, tighter credit conditions, and geopolitical concerns affecting many countries. This resilience appeared particularly evident in the United States (“U.S.”). In contrast, several other developed market economies experienced relatively flat or negative growth over the reporting period.

Several central banks paused interest-rate hikes

Inflation eased over the reporting period but remained above central bank targets for many economies. Several central banks did not increase interest rates in the second half of 2023 and the beginning of 2024, following a series of rate increases in 2022 and the first half of 2023. The U.S. Federal Reserve (the “Fed”) raised the federal funds rate a total of 5.25% from March 2022 to July 2023, and then held rates steady from September 2023 to March 2024. At its March meeting, the Fed communicated that the policy rate may be at its peak for the most recent tightening cycle, and that it may be appropriate to begin cutting rates later in 2024. The European Central Bank (“ECB”) raised its deposit facility rate for the euro area a total of 4.50% from July 2022 to September 2023, and then held rates steady at its next four meetings. Meanwhile, the Bank of England (“BoE”) raised its Bank Rate a total of 5.15% from December 2019 to July 2023 and held rates steady at its next five meetings. Neither the ECB nor BoE ruled out the possibility of rate cuts in 2024. In contrast, the Bank of Japan raised its short-term policy rate from -0.1% to between zero and 0.1% in March 2024, which was the first increase since 2007.

Financial markets posted positive returns

The yield on the benchmark 10-year U.S. Treasury increased during the reporting period. In many other developed markets, yields on 10-year government bonds also moved higher. Overall, the global bond market rallied toward the end of 2023, bolstered by central bank officials’ policy pronouncements signaling a possible end to monetary tightening. However, the market then weakened during the first quarter of 2024. During the reporting period, lower-rated global bonds generally outperformed their higher-rated counterparts. Global equities rallied, while commodities were mixed. The U.S. dollar strengthened against the Japanese yen and, to a lesser extent, the euro, but fell relative to the British pound.

We continue to work diligently to navigate dynamic global markets and manage the assets that you have entrusted with us. We encourage you to speak with your financial advisor about your goals and visit global.pimco.com for our latest insights.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Total Returns of Certain Asset Classes for the Period Ended March 31, 2024

Asset Class (as measured by, currency)	12-Month

U.S. large cap equities (S&P 500 Index, USD)	29.88%

Global equities (MSCI World Index, USD)	25.11%

European equities (MSCI Europe Index, EUR)	14.79%

Emerging market equities (MSCI Emerging Markets Index, EUR)	8.15%

Japanese equities (Nikkei 225 Index, JPY)	46.50%

Emerging market local bonds (JPMorgan Government Bond Index-Emerging Markets Global Diversified Index, USD Unhedged)	4.91%

Emerging market external debt (JPMorgan Emerging Markets Bond Index (EMBI) Global, USD Hedged)	9.53%

Below investment grade bonds (ICE BofA Developed Markets High Yield Constrained Index, USD Hedged)	11.60%

Global investment grade credit bonds (Bloomberg Global Aggregate Credit Index, USD Hedged)	5.59%

Fixed-rate, local currency government debt of investment grade countries (Bloomberg Global Treasury Index, USD Hedged)	3.48%

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions or are appropriate for all investors and each investor should evaluate their ability to invest for the long-term, especially during periods of downturn in the market. Outlook and strategies are subject to change without notice.

2	PIMCO HIGH YIELD FUND

Important Information About the PIMCO High Yield Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO High Yield Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, remain high. In efforts to combat inflation, the U.S. Federal Reserve (the “Fed”) raised interest rates multiple times in 2022 and 2023. In the second half of 2023 and the beginning of 2024, however, the Fed paused the rate hikes, keeping interest rates steady. It is uncertain whether rates will remain steady, increase or decrease in the future. As such, the Fund may face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

In February 2022, Russia launched an invasion of Ukraine. As a result, Russia and other countries, persons and entities that have provided material aid to Russia’s aggression against Ukraine, have been the subject of economic sanctions and import and export controls imposed by countries throughout the world,

ANNUAL REPORT	MARCH 31, 2024	3

Important Information About the PIMCO High Yield Fund (Cont.)

including the United States. Such measures have had and may continue to have an adverse effect on the Russian, Belarusian and other securities and economies, which may, in turn, negatively impact the Fund. The extent, duration and impact of Russia’s military action in Ukraine, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional, European and global economies and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. Further, the Fund may have investments in securities and instruments that are economically tied to the region and may have been negatively impacted by the sanctions and counter-sanctions by Russia, including declines in value and reductions in liquidity. The sanctions may cause the Fund to sell portfolio holdings at a disadvantageous time or price or to continue to hold investments that the Fund may no longer seek to hold. PIMCO will continue to actively manage these positions in the best interests of the Fund and its shareholders.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities. The United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR was traditionally an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain, and may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how and when industry participants adopt new reference rates for affected instruments. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of the Fund that holds such instrument. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund and issuers in which it invests. For example, if a bank at which the Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which the Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Fund invests remain solvent, continued volatility in the banking sector could

4	PIMCO HIGH YIELD FUND

contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which it invests.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods.

Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

ANNUAL REPORT	MARCH 31, 2024	5

Important Information About the PIMCO High Yield Fund (Cont.)

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status

PIMCO High Yield Fund	12/15/92	12/15/92	04/30/08	04/27/18	01/16/95	01/13/97	01/13/97	12/31/02	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

SEC rules allow the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their

6	PIMCO HIGH YIELD FUND

financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Fund) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and exchange-traded fund (“ETF”) shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading. As such, beginning in July 2024, the Fund must comply with certain new requirements which include, but are not limited to, making significant updates to the content of its shareholder reports and mailing paper copies of the new tailored shareholder reports to shareholders who have not opted to receive shareholder report documents electronically.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In November 2022, the SEC adopted amendments to Form N-PX under the Investment Company Act of 1940, as amended, to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments were effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion).

ANNUAL REPORT	MARCH 31, 2024	7

PIMCO High Yield Fund

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Fund Inception (12/15/92)
PIMCO High Yield Fund Institutional Class	9.65%	3.58%	4.05%	6.96%
PIMCO High Yield Fund I-2	9.54%	3.48%	3.95%	6.85%
PIMCO High Yield Fund I-3	9.49%	3.43%	3.89%	6.77%
PIMCO High Yield Fund Administrative Class	9.38%	3.33%	3.79%	6.70%
PIMCO High Yield Fund Class A	9.27%	3.22%	3.69%	6.56%
PIMCO High Yield Fund Class A (adjusted)	5.18%	2.44%	3.29%	6.40%
PIMCO High Yield Fund Class C	8.47%	2.45%	2.91%	5.77%
PIMCO High Yield Fund Class C (adjusted)	7.47%	2.45%	2.91%	5.77%
PIMCO High Yield Fund Class R	9.00%	2.96%	3.43%	6.29%
ICE BofA U.S. High Yield, BB-B Rated, Constrained Index	10.13%	3.98%	4.36%	6.75%♦
Lipper High Yield Funds Average	10.27%	3.71%	3.60%	6.30%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦Average annual total return since 12/31/1992.

ICE BofA U.S. High Yield, BB-B Rated, Constrained Index was first published on December 31, 1996. For periods prior to December 31, 1996, information is based on performance of the Fund’s prior primary benchmark, the ICE BofA U.S. High Yield, Cash Pay BB-B Rated Index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 0.57% for Institutional Class shares, 0.67% for I-2 shares, 0.77% for I-3 shares, 0.82% for Administrative Class shares, 0.92% for Class A shares, 1.67% for Class C shares, and 1.17% for Class R shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

8	PIMCO HIGH YIELD FUND

Institutional Class - PHIYX	I-2 - PHLPX	I-3 - PHNNX	Administrative Class - PHYAX
Class A - PHDAX	Class C - PHDCX	Class R - PHYRX

Allocation Breakdown as of March 31, 2024†§

Corporate Bonds & Notes	89.3%
U.S. Treasury Obligations	6.9%
Loan Participations and Assignments	2.2%
Short-Term Instruments‡	0.8%
Other	0.8%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO High Yield Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in high-yield investments (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. High yield investments include securities(i) rated below investment grade by each of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Rating Services (“S&P”) or Fitch, Ratings, Inc. (“Fitch”) that provides a rating on such investment or, if unrated, determined by PIMCO to be of comparable quality, or (ii) comprising the ICE BofA U.S. High Yield, BB-B Rated, Constrained Index. The Fund may invest up to 20% of its total assets in securities rated Caa or below by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Fund’s assets may be invested in investment grade Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to the lodging and leisure sector contributed to performance, as the sector outperformed.

»	Security selection in the consumer services sector contributed to performance, as prices of an overweight position within the sector rose.

»	Security selection in the automotive sector contributed to performance, as prices of an overweight position within the sector rose.
»	Security selection in the wireless sector detracted from performance, as prices of an overweight position within the sector fell.

»	Underweight exposure to the retail sector detracted from performance, as the sector outperformed.

»	Security selection in lodging and leisure sector detracted from performance, as prices of an underweight position within the sector rose.

ANNUAL REPORT	MARCH 31, 2024	9

Expense Example PIMCO High Yield Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2023 to March 31, 2024 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,086.50	$3.16	$1,000.00	$1,021.83	$3.07	0.61%
I-2	1,000.00	1,085.90	3.68	1,000.00	1,021.33	3.57	0.71
I-3	1,000.00	1,085.70	3.94	1,000.00	1,021.08	3.82	0.76
Administrative Class	1,000.00	1,085.10	4.46	1,000.00	1,020.59	4.32	0.86
Class A	1,000.00	1,084.60	4.98	1,000.00	1,020.09	4.82	0.96
Class C	1,000.00	1,080.60	8.85	1,000.00	1,016.36	8.57	1.71
Class R	1,000.00	1,083.30	6.27	1,000.00	1,018.85	6.07	1.21

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

10	PIMCO HIGH YIELD FUND

Benchmark Description

Index*	Benchmark Description

ICE BofA U.S. High Yield, BB-B Rated, Constrained Index	ICE BofA U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index launched on 12/31/1996. The index performance shown prior to that date is calculated using the ICE BofA U.S. High Yield, Cash Pay BB-B Rated Index, which was the Fund’s primary benchmark index from the Fund’s inception until 12/31/1996.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2024	11

Financial Highlights PIMCO High Yield Fund

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

03/31/2024	$7.70	$0.43	$0.30	$0.73	$(0.46)	$0.00	$0.00	$(0.46)

03/31/2023	8.51	0.39	(0.63)	(0.24)	(0.42)	(0.15)	0.00	(0.57)

03/31/2022	8.99	0.38	(0.45)	(0.07)	(0.41)	0.00	0.00	(0.41)

03/31/2021	7.94	0.38	1.07	1.45	(0.40)	0.00	0.00	(0.40)

03/31/2020	8.78	0.44	(0.83)	(0.39)	(0.44)	0.00	(0.01)	(0.45)

I-2

03/31/2024	7.70	0.41	0.31	0.72	(0.45)	0.00	0.00	(0.45)

03/31/2023	8.51	0.38	(0.63)	(0.25)	(0.41)	(0.15)	0.00	(0.56)

03/31/2022	8.99	0.37	(0.45)	(0.08)	(0.40)	0.00	0.00	(0.40)

03/31/2021	7.94	0.37	1.07	1.44	(0.39)	0.00	0.00	(0.39)

03/31/2020	8.78	0.43	(0.83)	(0.40)	(0.43)	0.00	(0.01)	(0.44)

I-3

03/31/2024	7.70	0.41	0.31	0.72	(0.45)	0.00	0.00	(0.45)

03/31/2023	8.51	0.38	(0.63)	(0.25)	(0.41)	(0.15)	0.00	(0.56)

03/31/2022	8.99	0.36	(0.44)	(0.08)	(0.40)	0.00	0.00	(0.40)

03/31/2021	7.94	0.36	1.08	1.44	(0.39)	0.00	0.00	(0.39)

03/31/2020	8.78	0.42	(0.82)	(0.40)	(0.43)	0.00	(0.01)	(0.44)

Administrative Class

03/31/2024	7.70	0.41	0.30	0.71	(0.44)	0.00	0.00	(0.44)

03/31/2023	8.51	0.37	(0.63)	(0.26)	(0.40)	(0.15)	0.00	(0.55)

03/31/2022	8.99	0.36	(0.45)	(0.09)	(0.39)	0.00	0.00	(0.39)

03/31/2021	7.94	0.36	1.07	1.43	(0.38)	0.00	0.00	(0.38)

03/31/2020	8.78	0.42	(0.83)	(0.41)	(0.42)	0.00	(0.01)	(0.43)

Class A

03/31/2024	7.70	0.40	0.30	0.70	(0.43)	0.00	0.00	(0.43)

03/31/2023	8.51	0.36	(0.63)	(0.27)	(0.39)	(0.15)	0.00	(0.54)

03/31/2022	8.99	0.35	(0.45)	(0.10)	(0.38)	0.00	0.00	(0.38)

03/31/2021	7.94	0.35	1.07	1.42	(0.37)	0.00	0.00	(0.37)

03/31/2020	8.78	0.41	(0.83)	(0.42)	(0.41)	0.00	(0.01)	(0.42)

Class C

03/31/2024	7.70	0.34	0.30	0.64	(0.37)	0.00	0.00	(0.37)

03/31/2023	8.51	0.30	(0.63)	(0.33)	(0.33)	(0.15)	0.00	(0.48)

03/31/2022	8.99	0.28	(0.45)	(0.17)	(0.31)	0.00	0.00	(0.31)

03/31/2021	7.94	0.28	1.07	1.35	(0.30)	0.00	0.00	(0.30)

03/31/2020	8.78	0.34	(0.83)	(0.49)	(0.34)	0.00	(0.01)	(0.35)

12	PIMCO HIGH YIELD FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$7.97	9.79%	$7,359,710	0.60%	0.60%	0.55%	0.55%	5.54%	43%

7.70	(2.66)	6,421,111	0.57	0.57	0.55	0.55	4.98	25

8.51	(0.91)	8,042,209	0.56	0.56	0.55	0.55	4.23	26

8.99	18.49	9,472,559	0.56	0.56	0.55	0.55	4.30	29

7.94	(4.86)	6,130,559	0.57	0.57	0.55	0.55	4.94	34

7.97	9.68	327,275	0.70	0.70	0.65	0.65	5.40	43

7.70	(2.75)	408,267	0.67	0.67	0.65	0.65	4.88	25

8.51	(1.01)	499,207	0.66	0.66	0.65	0.65	4.14	26

8.99	18.37	482,815	0.66	0.66	0.65	0.65	4.21	29

7.94	(4.95)	317,936	0.67	0.67	0.65	0.65	4.84	34

7.97	9.63	8,560	0.75	0.80	0.70	0.75	5.33	43

7.70	(2.80)	9,027	0.72	0.77	0.70	0.75	4.90	25

8.51	(1.06)	19,694	0.71	0.76	0.70	0.75	4.02	26

8.99	18.31	50,922	0.71	0.76	0.70	0.75	4.08	29

7.94	(5.00)	9,015	0.72	0.77	0.70	0.75	4.81	34

7.97	9.52	288,182	0.85	0.85	0.80	0.80	5.27	43

7.70	(2.90)	302,888	0.82	0.82	0.80	0.80	4.74	25

8.51	(1.15)	354,288	0.81	0.81	0.80	0.80	3.98	26

8.99	18.20	393,891	0.81	0.81	0.80	0.80	4.05	29

7.94	(5.08)	281,004	0.82	0.82	0.80	0.80	4.69	34

7.97	9.41	473,170	0.95	0.95	0.90	0.90	5.17	43

7.70	(3.00)	511,871	0.92	0.92	0.90	0.90	4.64	25

8.51	(1.25)	626,661	0.91	0.91	0.90	0.90	3.89	26

8.99	18.08	666,590	0.91	0.91	0.90	0.90	3.98	29

7.94	(5.19)	579,375	0.92	0.92	0.90	0.90	4.59	34

7.97	8.60	14,776	1.70	1.70	1.65	1.65	4.42	43

7.70	(3.73)	17,186	1.67	1.67	1.65	1.65	3.87	25

8.51	(1.99)	25,894	1.66	1.66	1.65	1.65	3.13	26

8.99	17.20	35,990	1.66	1.66	1.65	1.65	3.25	29

7.94	(5.90)	64,260	1.67	1.67	1.65	1.65	3.85	34

ANNUAL REPORT	MARCH 31, 2024	13

Financial Highlights PIMCO High Yield Fund (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Class R

03/31/2024	$7.70	$0.38	$0.30	$0.68	$(0.41)	$0.00	$0.00	$(0.41)

03/31/2023	8.51	0.34	(0.63)	(0.29)	(0.37)	(0.15)	0.00	(0.52)

03/31/2022	8.99	0.33	(0.45)	(0.12)	(0.36)	0.00	0.00	(0.36)

03/31/2021	7.94	0.33	1.07	1.40	(0.35)	0.00	0.00	(0.35)

03/31/2020	8.78	0.38	(0.82)	(0.44)	(0.39)	0.00	(0.01)	(0.40)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund. Additionally, excludes initial sales charges and contingent deferred sales charges.

14	PIMCO HIGH YIELD FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$7.97	9.14%	$34,687	1.20%	1.20%	1.15%	1.15%	4.93%	43%

7.70	(3.24)	32,258	1.17	1.17	1.15	1.15	4.40	25

8.51	(1.50)	35,351	1.16	1.16	1.15	1.15	3.64	26

8.99	17.79	36,138	1.16	1.16	1.15	1.15	3.71	29

7.94	(5.42)	27,183	1.17	1.17	1.15	1.15	4.34	34

ANNUAL REPORT	MARCH 31, 2024	15

Statement of Assets and Liabilities PIMCO High Yield Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$8,444,535
Investments in Affiliates	84,349

Financial Derivative Instruments
Exchange-traded or centrally cleared	643
Over the counter	1,212
Cash	4
Deposits with counterparty	17,085
Foreign currency, at value	477
Receivable for investments sold	162,807
Receivable for Fund shares sold	6,378
Interest and/or dividends receivable	133,226
Dividends receivable from Affiliates	12
Reimbursement receivable from PIMCO	30
Prepaid expenses	114
Other assets	1

Total Assets	8,850,873

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$25,635
Payable for short sales	4,829

Financial Derivative Instruments
Exchange-traded or centrally cleared	18
Over the counter	404
Payable for investments purchased	227,149
Payable for investments in Affiliates purchased	33
Payable for unfunded loan commitments	2,674
Deposits from counterparty	750
Payable for Fund shares redeemed	74,946
Distributions payable	3,725
Accrued investment advisory fees	1,817
Accrued supervisory and administrative fees	2,253
Accrued distribution fees	79
Accrued servicing fees	111
Other liabilities	90

Total Liabilities	344,513

Commitments and Contingent Liabilities^

Net Assets	$8,506,360

Net Assets Consist of:
Paid in capital	$9,295,616

Distributable earnings (accumulated loss)	(789,256)

Net Assets	$8,506,360

Cost of investments in securities	$8,630,238
Cost of investments in Affiliates	$83,113
Cost of foreign currency held	$478
Proceeds received on short sales	$4,798
Cost or premiums of financial derivative instruments, net	$22,742

* Includes repurchase agreements of:	$9,819

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information.

16	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2024

Net Assets:

Institutional Class	$7,359,710
I-2	327,275
I-3	8,560
Administrative Class	288,182
Class A	473,170
Class C	14,776
Class R	34,687

Shares Issued and Outstanding:

Institutional Class	923,987
I-2	41,088
I-3	1,075
Administrative Class	36,180
Class A	59,405
Class C	1,855
Class R	4,355

Net Asset Value Per Share Outstanding(a):

Institutional Class	$7.97
I-2	7.97
I-3	7.97
Administrative Class	7.97
Class A	7.97
Class C	7.97
Class R	7.97

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2024	17

Statement of Operations PIMCO High Yield Fund

Year Ended March 31, 2024
(Amounts in thousands†)

Investment Income:

Interest	$489,158
Dividends from Investments in Affiliates	2,764
Miscellaneous income	586
Total Income	492,508

Expenses:

Investment advisory fees	20,081
Supervisory and administrative fees	25,001
Distribution and/or servicing fees - Administrative Class	763
Distribution and/or servicing fees - Class A	1,195
Distribution and/or servicing fees - Class C	152
Distribution and/or servicing fees - Class R	159
Trustee fees	51
Interest expense	3,855
Miscellaneous expense	18
Total Expenses	51,275
Waiver and/or Reimbursement by PIMCO	(192)
Net Expenses	51,083

Net Investment Income (Loss)	441,425

Net Realized Gain (Loss):

Investments in securities	(313,335)
Investments in Affiliates	(2)
Exchange-traded or centrally cleared financial derivative instruments	73,726
Over the counter financial derivative instruments	(1,812)
Foreign currency	619

Net Realized Gain (Loss)	(240,804)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	548,300
Investments in Affiliates	1,242
Exchange-traded or centrally cleared financial derivative instruments	(5,415)
Over the counter financial derivative instruments	2,328
Foreign currency assets and liabilities	(70)

Net Change in Unrealized Appreciation (Depreciation)	546,385

Net Increase (Decrease) in Net Assets Resulting from Operations	$747,006

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO HIGH YIELD FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO High Yield Fund

(Amounts in thousands†)	Year Ended March 31, 2024	Year Ended March 31, 2023

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$441,425	$411,796
Net realized gain (loss)	(240,804)	(300,135)
Net change in unrealized appreciation (depreciation)	546,385	(449,459)

Net Increase (Decrease) in Net Assets Resulting from Operations	747,006	(337,798)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(407,330)	(498,622)
I-2	(20,762)	(27,562)
I-3	(682)	(2,603)
Administrative Class	(17,395)	(22,759)
Class A	(26,764)	(37,428)
Class C	(736)	(1,187)
Class R	(1,704)	(2,218)

Total Distributions(a)	(475,373)	(592,379)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	532,119	(970,519)

Total Increase (Decrease) in Net Assets	803,752	(1,900,696)

Net Assets:

Beginning of year	7,702,608	9,603,304
End of year	$8,506,360	$7,702,608

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2024	19

Schedule of Investments PIMCO High Yield Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 2.2%

AP Core Holdings LLC
10.945% due 09/01/2027	$9,930	$9,748

Caesars Entertainment Corp.
8.040% (TSFR03M + 2.750%) due 02/06/2031 ~	14,000	14,028

Cengage Learning, Inc.
TBD% due 03/22/2031	18,075	18,078

Chromalloy Corp.
TBD% due 03/27/2031	5,750	5,740

Cohesity
TBD% due 03/08/2031 «µ	2,674	2,674
TBD% due 03/08/2031 «	25,300	25,300

Cotiviti, Inc.
TBD% due 02/21/2031	10,000	9,988

Curo Group Holdings Corp. (6.000% Cash and 12.000% PIK)
18.000% due 08/02/2027 (b)	94	80

DirecTV Financing LLC
10.695% (TSFR1M + 5.250%) due 08/02/2029 ~	19,968	19,985

Dun & Bradstreet Corp.
8.082% (TSFR1M + 2.750%) due 01/18/2029 ~	8,530	8,538

Kohler Energy LLC
TBD% due 01/30/2031	7,950	7,972

Lifepoint Health, Inc.
11.087% due 11/16/2028	5,951	5,974

McAfee LLC
9.176% due 03/01/2029	9,825	9,830

PUG LLC
10.075% (TSFR03M + 4.750%) due 03/15/2030 ~	8,850	8,874

SBA Senior Finance II LLC
7.340% (TSFR1M + 2.000%) due 01/25/2031 ~	3,000	3,009

Triton Water Holdings, Inc.
9.312% (TSFR03M + 4.000%) due 03/31/2028 ~	2,500	2,476

Truist Insurance Holdings LLC
TBD% due 03/24/2031	5,900	5,898

United Airlines, Inc.
8.076% (TSFR03M + 2.750%) due 02/15/2031 ~	9,050	9,076

Verscend Holding Corp.
TBD% due 02/21/2031	13,225	13,266

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Worldpay LLC
8.309% (TSFR1M + 3.000%) due 01/31/2031 ~	$4,050	$4,069

Total Loan Participations and Assignments (Cost $182,990)		184,603

CORPORATE BONDS & NOTES 89.5%

BANKING & FINANCE 10.8%

Alliant Holdings Intermediate LLC
7.000% due 01/15/2031	20,425	20,645

Allied Universal Holdco LLC
4.625% due 06/01/2028	8,675	7,919
6.625% due 07/15/2026	1,643	1,643

Ally Financial, Inc.
6.700% due 02/14/2033	1,000	1,011
8.000% due 11/01/2031	22,000	24,503

AmWINS Group, Inc.
4.875% due 06/30/2029	11,000	10,278
6.375% due 02/15/2029	8,450	8,501

BNP Paribas SA
8.500% due 08/14/2028 •(e)(g)	8,000	8,382

BOOST NEWCO BORROWER LLC
7.500% due 01/15/2031	16,100	16,866

Brandywine Operating Partnership LP
3.950% due 11/15/2027	4,775	4,276
4.550% due 10/01/2029	6,375	5,548
8.050% due 03/15/2028	3,075	3,126

Brookfield Property REIT, Inc.
4.500% due 04/01/2027	800	731

Burford Capital Global Finance LLC
6.250% due 04/15/2028	400	390
9.250% due 07/01/2031	31,025	32,875

Cantor Fitzgerald LP
7.200% due 12/12/2028	6,425	6,651

Credit Acceptance Corp.
6.625% due 03/15/2026	800	800
9.250% due 12/15/2028	7,700	8,292

CTR Partnership LP
3.875% due 06/30/2028	10,000	9,271

Cushman & Wakefield U.S. Borrower LLC
6.750% due 05/15/2028	5,000	4,941
8.875% due 09/01/2031	3,125	3,305

Encore Capital Group, Inc.
9.250% due 04/01/2029	6,325	6,487

Five Point Operating Co. LP
10.500% due 01/15/2028	672	692

20	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fortress Transportation & Infrastructure Investors LLC
5.500% due 05/01/2028	$8,350	$8,099
6.500% due 10/01/2025	8,500	8,494

Freedom Mortgage Corp.
6.625% due 01/15/2027	6,900	6,701
7.625% due 05/01/2026	5,400	5,396
12.000% due 10/01/2028	10,425	11,374
12.250% due 10/01/2030	18,375	20,228

GGAM Finance Ltd.
6.875% due 04/15/2029 (a)	11,725	11,798

Greystar Real Estate Partners LLC
7.750% due 09/01/2030	5,600	5,801

HAT Holdings LLC
3.375% due 06/15/2026	19,968	18,828
3.750% due 09/15/2030	13,050	10,974
8.000% due 06/15/2027	41,875	43,715

Highwoods Realty LP
3.050% due 02/15/2030	2,200	1,858

Howard Hughes Corp.
4.125% due 02/01/2029	15,000	13,497
4.375% due 02/01/2031	10,000	8,693
5.375% due 08/01/2028	6,000	5,762

HUB International Ltd.
7.250% due 06/15/2030	16,850	17,329

Hudson Pacific Properties LP
3.250% due 01/15/2030	3,875	2,988
3.950% due 11/01/2027	2,575	2,284
4.650% due 04/01/2029	300	256
5.950% due 02/15/2028	5,425	5,018

Icahn Enterprises LP
5.250% due 05/15/2027	2,825	2,555
6.250% due 05/15/2026	12,800	12,366

Intesa Sanpaolo SpA
4.198% due 06/01/2032 •	25,975	21,735
5.710% due 01/15/2026	9,000	8,927
7.700% due 09/17/2025 •(e)(g)	23,000	22,965

Jefferies Finance LLC
5.000% due 08/15/2028	1,000	921

Jefferson Capital Holdings LLC
9.500% due 02/15/2029	7,225	7,404

Kilroy Realty LP
4.250% due 08/15/2029	200	184
4.750% due 12/15/2028	300	287

Ladder Capital Finance Holdings LLLP
4.750% due 06/15/2029	2,075	1,888
5.250% due 10/01/2025	2,000	1,966

LFS Topco LLC
5.875% due 10/15/2026	7,800	7,284

Macquarie Airfinance Holdings Ltd.
6.400% due 03/26/2029	5,225	5,312
6.500% due 03/26/2031	8,000	8,149

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Midcap Financial Issuer Trust
5.625% due 01/15/2030		$5,000	$4,315
6.500% due 05/01/2028		5,750	5,310

Nationstar Mortgage Holdings, Inc.
5.125% due 12/15/2030		5,000	4,541
5.500% due 08/15/2028		11,000	10,540
5.750% due 11/15/2031		9,000	8,310
7.125% due 02/01/2032		14,300	14,213

Navient Corp.
5.000% due 03/15/2027		3,975	3,811
5.500% due 03/15/2029		1,000	932
6.750% due 06/15/2026		2,224	2,244

Newmark Group, Inc.
7.500% due 01/12/2029		38,600	39,732

Nexi SpA
1.625% due 04/30/2026	EUR	5,000	5,129
2.125% due 04/30/2029 (i)		5,000	4,850

OneMain Finance Corp.
3.500% due 01/15/2027		$9,475	8,805
4.000% due 09/15/2030		12,500	10,710
5.375% due 11/15/2029		9,000	8,469
6.625% due 01/15/2028		7,000	7,028
6.875% due 03/15/2025		10,000	10,112
7.125% due 03/15/2026		10,975	11,182
9.000% due 01/15/2029		22,975	24,396

Oxford Finance LLC
6.375% due 02/01/2027		12,664	12,022

Panther Escrow Issuer LLC
7.125% due 06/01/2031 (a)		28,100	28,592

Park Intermediate Holdings LLC
4.875% due 05/15/2029		4,000	3,723
5.875% due 10/01/2028		2,750	2,697
7.500% due 06/01/2025		7,000	7,018

Paysafe Finance PLC
4.000% due 06/15/2029		11,500	10,258

PennyMac Financial Services, Inc.
4.250% due 02/15/2029		13,000	11,896
5.750% due 09/15/2031		10,000	9,286
7.875% due 12/15/2029		7,650	7,868

PRA Group, Inc.
7.375% due 09/01/2025		13,567	13,555

Provident Funding Associates LP
6.375% due 06/15/2025		7,000	6,720

RHP Hotel Properties LP
4.500% due 02/15/2029		14,000	13,085
6.500% due 04/01/2032		6,925	6,953

RLJ Lodging Trust LP
3.750% due 07/01/2026		2,500	2,383
4.000% due 09/15/2029		15,700	13,851

Rocket Mortgage LLC
3.625% due 03/01/2029		4,100	3,692
3.875% due 03/01/2031		8,000	6,977
4.000% due 10/15/2033		11,000	9,329

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	21

Schedule of Investments PIMCO High Yield Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SBA Communications Corp.
3.125% due 02/01/2029		$20,500	$18,106

Service Properties Trust
5.500% due 12/15/2027		5,486	5,235
7.500% due 09/15/2025		10,000	10,142

SLM Corp.
3.125% due 11/02/2026		1,800	1,673

Starwood Property Trust, Inc.
3.625% due 07/15/2026		5,650	5,306
7.250% due 04/01/2029		6,575	6,636

Synchrony Financial
7.250% due 02/02/2033		1,000	994

UBS Group AG
9.250% due 11/13/2028 •(e)(g)		3,300	3,584

UniCredit SpA
5.459% due 06/30/2035 •		3,800	3,572

USI, Inc.
7.500% due 01/15/2032		500	502

Vornado Realty LP
2.150% due 06/01/2026		11,282	10,261
3.400% due 06/01/2031		6,270	4,966

			923,680

INDUSTRIALS 74.0%

180 Medical, Inc.
3.875% due 10/15/2029		11,000	9,933

AAR Escrow Issuer LLC
6.750% due 03/15/2029		6,650	6,709

Acadia Healthcare Co., Inc.
5.000% due 04/15/2029		1,000	951
5.500% due 07/01/2028		15,000	14,618

Acushnet Co.
7.375% due 10/15/2028		1,625	1,685

AdaptHealth LLC
4.625% due 08/01/2029		1,800	1,551
5.125% due 03/01/2030		2,300	2,008
6.125% due 08/01/2028		1,200	1,128

Adient Global Holdings Ltd.
4.875% due 08/15/2026		15,000	14,634

ADT Security Corp.
4.125% due 08/01/2029		4,000	3,668
4.875% due 07/15/2032		11,000	9,966

Advantage Sales & Marketing, Inc.
6.500% due 11/15/2028		15,000	14,145

Air Canada
3.875% due 08/15/2026		10,975	10,486
4.625% due 08/15/2029	CAD	7,150	5,051

Albertsons Cos., Inc.
3.250% due 03/15/2026		$10,028	9,572
3.500% due 03/15/2029		4,125	3,706

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.625% due 01/15/2027		$18,449	$17,868
4.875% due 02/15/2030		5,300	5,046
5.875% due 02/15/2028		13,559	13,433
6.500% due 02/15/2028		1,950	1,973

Albion Financing SARL
6.125% due 10/15/2026		12,675	12,572
8.750% due 04/15/2027		16,470	16,491

Alcoa Nederland Holding BV
4.125% due 03/31/2029		8,375	7,697
5.500% due 12/15/2027		675	669
7.125% due 03/15/2031		4,875	4,972

Allegiant Travel Co.
7.250% due 08/15/2027		33,625	33,480

Allison Transmission, Inc.
3.750% due 01/30/2031		9,475	8,276
4.750% due 10/01/2027		5,000	4,816
5.875% due 06/01/2029		1,300	1,288

Altice Financing SA
3.000% due 01/15/2028	EUR	4,000	3,550
4.250% due 08/15/2029		5,000	4,419
5.750% due 08/15/2029		$15,000	12,033

Altice France Holding SA
6.000% due 02/15/2028		5,000	1,428

Altice France SA
5.125% due 01/15/2029		23,500	16,116
5.125% due 07/15/2029		34,900	23,631
5.500% due 01/15/2028		38,000	27,024
5.500% due 10/15/2029		11,250	7,648
8.125% due 02/01/2027		22,650	17,724

AMC Networks, Inc.
4.250% due 02/15/2029		1,475	1,046
10.250% due 01/15/2029 (a)		10,450	10,532

Amer Sports Co.
6.750% due 02/16/2031		6,750	6,737

American Airlines Pass-Through Trust
3.375% due 11/01/2028		2,991	2,829

American Airlines, Inc.
5.500% due 04/20/2026		33,713	33,504
5.750% due 04/20/2029		40,000	39,350
8.500% due 05/15/2029		10,000	10,571

American Builders & Contractors Supply Co., Inc.
3.875% due 11/15/2029		10,000	8,999
4.000% due 01/15/2028		15,000	14,055

ams-OSRAM AG
12.250% due 03/30/2029		3,000	3,017

Amsted Industries, Inc.
4.625% due 05/15/2030		10,125	9,287

Apache Corp.
4.875% due 11/15/2027		12,500	12,172

APi Group DE, Inc.
4.125% due 07/15/2029		19,750	17,814

22	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Aramark Services, Inc.
5.000% due 02/01/2028	$9,000	$8,694

Arches Buyer, Inc.
4.250% due 06/01/2028	20,000	17,624

Ardagh Metal Packaging Finance USA LLC
3.250% due 09/01/2028	7,000	6,054
4.000% due 09/01/2029	1,000	807

Asbury Automotive Group, Inc.
5.000% due 02/15/2032	1,000	907

Ascent Resources Utica Holdings LLC
5.875% due 06/30/2029	7,000	6,680
7.000% due 11/01/2026	5,000	5,016
8.250% due 12/31/2028	3,000	3,084

Aston Martin Capital Holdings Ltd.
10.000% due 03/31/2029	10,300	10,497

ATP Tower Holdings LLC
4.050% due 04/27/2026	800	758

ATS Corp.
4.125% due 12/15/2028	11,000	10,095

Avantor Funding, Inc.
3.875% due 11/01/2029	5,500	4,964
4.625% due 07/15/2028	17,500	16,603

Avient Corp.
5.750% due 05/15/2025	6,250	6,227
7.125% due 08/01/2030	6,000	6,158

Axalta Coating Systems Dutch Holding B BV
7.250% due 02/15/2031	4,500	4,687

Axalta Coating Systems LLC
3.375% due 02/15/2029	17,000	15,228
4.750% due 06/15/2027	8,000	7,728

B&G Foods, Inc.
8.000% due 09/15/2028	11,975	12,485

B.C. Unlimited Liability Co.
3.500% due 02/15/2029	21,150	19,334
3.875% due 01/15/2028	20,000	18,811
4.000% due 10/15/2030	43,900	39,147
4.375% due 01/15/2028	9,000	8,520
5.750% due 04/15/2025	5,000	4,991

Ball Corp.
2.875% due 08/15/2030	17,000	14,523
3.125% due 09/15/2031	6,500	5,531

Bath & Body Works, Inc.
6.625% due 10/01/2030	12,000	12,269
6.875% due 11/01/2035	20,000	20,467

Bausch & Lomb Escrow Corp.
8.375% due 10/01/2028	27,375	28,358

Bausch Health Cos., Inc.
5.500% due 11/01/2025	10,000	9,450

BCPE Empire Holdings, Inc.
7.625% due 05/01/2027	23,096	22,572

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Beacon Roofing Supply, Inc.
4.125% due 05/15/2029	$10,000	$9,080
4.500% due 11/15/2026	6,000	5,835
6.500% due 08/01/2030	2,600	2,641

BellRing Brands, Inc.
7.000% due 03/15/2030	5,800	5,981

Block, Inc.
2.750% due 06/01/2026	2,500	2,354
3.500% due 06/01/2031	14,000	12,197

Boise Cascade Co.
4.875% due 07/01/2030	800	743

Bombardier, Inc.
7.125% due 06/15/2026	8,784	8,921
7.250% due 07/01/2031 (a)	23,275	23,351
7.500% due 02/01/2029	6,000	6,185
7.875% due 04/15/2027	8,700	8,712
8.750% due 11/15/2030	20,325	21,728

Boyd Gaming Corp.
4.750% due 12/01/2027	7,000	6,756
4.750% due 06/15/2031	11,000	10,119

Buckeye Partners LP
4.125% due 03/01/2025	7,000	6,844
4.500% due 03/01/2028	5,200	4,944
5.850% due 11/15/2043	2,625	2,238

Builders FirstSource, Inc.
4.250% due 02/01/2032	7,000	6,283
5.000% due 03/01/2030	13,000	12,414
6.375% due 03/01/2034	25	25

Cable One, Inc.
4.000% due 11/15/2030 (i)	33,575	26,228

Cablevision Lightpath LLC
3.875% due 09/15/2027	7,000	6,292
5.625% due 09/15/2028	7,000	5,855

Caesars Entertainment, Inc.
6.500% due 02/15/2032	20,960	21,158
7.000% due 02/15/2030	9,250	9,501

Camelot Finance SA
4.500% due 11/01/2026	12,500	12,058

Capstone Borrower, Inc.
8.000% due 06/15/2030	8,000	8,309

Cargo Aircraft Management, Inc.
4.750% due 02/01/2028	27,579	24,963

Carnival Corp.
4.000% due 08/01/2028	37,150	34,630
5.750% due 03/01/2027	30,000	29,711
6.000% due 05/01/2029	13,500	13,329
7.000% due 08/15/2029	9,375	9,786
7.625% due 03/01/2026	17,975	18,199

Cascades, Inc.
5.125% due 01/15/2026	4,400	4,317
5.375% due 01/15/2028	7,500	7,211

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	23

Schedule of Investments PIMCO High Yield Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Catalent Pharma Solutions, Inc.
3.125% due 02/15/2029	$16,750	$16,022

CCO Holdings LLC
4.250% due 02/01/2031	28,225	23,068
4.250% due 01/15/2034	13,700	10,353
4.500% due 08/15/2030	29,200	24,489
4.500% due 05/01/2032	17,550	14,115
4.500% due 06/01/2033	15,625	12,219
4.750% due 03/01/2030	31,500	27,067
5.000% due 02/01/2028	17,500	16,302
5.125% due 05/01/2027	17,575	16,756
5.375% due 06/01/2029	12,500	11,452
6.375% due 09/01/2029	1,000	949

CD&R Smokey Buyer, Inc.
6.750% due 07/15/2025	14,950	14,824

Cedar Fair LP
5.250% due 07/15/2029	7,500	7,136

Cellnex Finance Co. SA
3.875% due 07/07/2041	800	628

Central Garden & Pet Co.
4.125% due 10/15/2030	5,000	4,490
5.125% due 02/01/2028	1,500	1,455

CGG SA
8.750% due 04/01/2027	800	726

Champions Financing, Inc.
8.750% due 02/15/2029	2,900	3,040

Cheplapharm Arzneimittel GmbH
5.500% due 01/15/2028	5,700	5,437

Chesapeake Energy Corp.
5.500% due 02/01/2026	6,000	5,966
5.875% due 02/01/2029	4,650	4,616
6.750% due 04/15/2029	30,975	31,332

Chobani LLC
4.625% due 11/15/2028	800	747
7.625% due 07/01/2029	12,253	12,437

Churchill Downs, Inc.
4.750% due 01/15/2028	18,975	18,077
5.500% due 04/01/2027	6,000	5,893
5.750% due 04/01/2030	15,000	14,491
6.750% due 05/01/2031	8,400	8,457

Cinemark USA, Inc.
5.250% due 07/15/2028	8,700	8,244

Citgo Petroleum Corp.
8.375% due 01/15/2029	14,800	15,562

Civitas Resources, Inc.
8.375% due 07/01/2028	6,500	6,851
8.625% due 11/01/2030	1,251	1,344
8.750% due 07/01/2031	18,075	19,364

Clarios Global LP
6.750% due 05/15/2028	12,000	12,173

Clarivate Science Holdings Corp.
3.875% due 07/01/2028	20,000	18,525
4.875% due 07/01/2029	9,825	9,100

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Clean Harbors, Inc.
4.875% due 07/15/2027		$5,000	$4,855
6.375% due 02/01/2031		6,000	6,050

Clearwater Paper Corp.
4.750% due 08/15/2028		5,000	4,643

Cleveland-Cliffs, Inc.
7.000% due 03/15/2032		27,952	28,356

Cloud Software Group, Inc.
6.500% due 03/31/2029		33,000	31,343

Clydesdale Acquisition Holdings, Inc.
6.625% due 04/15/2029		10,000	10,002
8.750% due 04/15/2030		17,250	16,967

CNX Midstream Partners LP
4.750% due 04/15/2030		4,125	3,680

CNX Resources Corp.
7.250% due 03/01/2032		10,675	10,862

Coherent Corp.
5.000% due 12/15/2029		7,100	6,695

Community Health Systems, Inc.
4.750% due 02/15/2031		14,600	11,281
5.250% due 05/15/2030		7,900	6,449
5.625% due 03/15/2027		19,675	18,130
6.000% due 01/15/2029		6,592	5,767
8.000% due 03/15/2026		5,361	5,354

Comstock Resources, Inc.
5.875% due 01/15/2030		10,200	9,246
6.750% due 03/01/2029		11,000	10,500

Connect Finco SARL
6.750% due 10/01/2026		10,000	9,810

Consolidated Communications, Inc.
5.000% due 10/01/2028		4,000	3,338

CoreLogic, Inc.
4.500% due 05/01/2028		9,482	8,512

Coty, Inc.
3.875% due 04/15/2026	EUR	10,500	11,231
4.750% due 01/15/2029		$600	568
5.000% due 04/15/2026		4,702	4,635
6.625% due 07/15/2030		13,975	14,203

Covanta Holding Corp.
4.875% due 12/01/2029		8,000	7,178
5.000% due 09/01/2030		5,000	4,417

CQP Holdco LP
5.500% due 06/15/2031		16,000	15,135

Crocs, Inc.
4.125% due 08/15/2031		5,900	5,118

Crowdstrike Holdings, Inc.
3.000% due 02/15/2029		16,975	15,073

Crown Americas LLC
4.250% due 09/30/2026		10,000	9,695
4.750% due 02/01/2026		5,000	4,921
5.250% due 04/01/2030		1,000	965

24	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Crown Cork & Seal Co., Inc.
7.375% due 12/15/2026	$1,500	$1,575

CSC Holdings LLC
4.125% due 12/01/2030	3,500	2,505
5.500% due 04/15/2027	12,000	10,748
6.500% due 02/01/2029	5,900	5,004
11.750% due 01/31/2029	8,000	8,017

DaVita, Inc.
4.625% due 06/01/2030	29,700	26,610

Delek Logistics Partners LP
8.625% due 03/15/2029	6,600	6,744

Diamond Foreign Asset Co.
8.500% due 10/01/2030	4,200	4,436

Directv Financing LLC
5.875% due 08/15/2027	15,975	15,123

DISH DBS Corp.
5.250% due 12/01/2026	21,000	16,575
5.750% due 12/01/2028	24,950	17,194
5.875% due 11/15/2024	8,500	8,151
7.750% due 07/01/2026	10,200	6,838

DISH Network Corp.
11.750% due 11/15/2027	13,600	13,898

DT Midstream, Inc.
4.125% due 06/15/2029	9,525	8,765
4.375% due 06/15/2031	13,250	12,009

Dun & Bradstreet Corp.
5.000% due 12/15/2029	9,000	8,315

Edgewell Personal Care Co.
4.125% due 04/01/2029	5,500	5,052
5.500% due 06/01/2028	4,500	4,402

Elanco Animal Health, Inc.
6.650% due 08/28/2028	10,000	10,165

Element Solutions, Inc.
3.875% due 09/01/2028	16,000	14,696

Embecta Corp.
5.000% due 02/15/2030 (i)	27,850	22,780

Emerald Debt Merger Sub LLC
6.625% due 12/15/2030	15,200	15,365

EnLink Midstream LLC
5.375% due 06/01/2029	4,500	4,421
5.625% due 01/15/2028	2,875	2,850
6.500% due 09/01/2030	16,450	16,939

EnLink Midstream Partners LP
4.150% due 06/01/2025	4,768	4,667
4.850% due 07/15/2026	5,000	4,905
5.450% due 06/01/2047	6,375	5,552

EQM Midstream Partners LP
4.125% due 12/01/2026	4,000	3,849
4.500% due 01/15/2029	32,625	30,621
4.750% due 01/15/2031	18,775	17,477
5.500% due 07/15/2028	5,000	4,935
6.500% due 07/01/2027	17,900	18,074

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 07/15/2048	$12,500	$12,546
7.500% due 06/01/2030	5,750	6,152

ESAB Corp.
6.250% due 04/15/2029 (a)	5,500	5,533

FAGE International SA
5.625% due 08/15/2026 (i)	3,705	3,659

Fair Isaac Corp.
5.250% due 05/15/2026	800	792

Ferrellgas LP
5.875% due 04/01/2029	1,000	953

Fertitta Entertainment LLC
4.625% due 01/15/2029	10,000	9,180
6.750% due 01/15/2030	10,000	8,987

Fiesta Purchaser, Inc.
7.875% due 03/01/2031	8,150	8,423

First Student Bidco, Inc.
4.000% due 07/31/2029	22,250	19,742

Fortrea Holdings, Inc.
7.500% due 07/01/2030	10,775	11,136

Frontier Communications Holdings LLC
5.000% due 05/01/2028	8,500	7,896
5.875% due 10/15/2027	10,975	10,634
8.750% due 05/15/2030	5,000	5,121

Gap, Inc.
3.625% due 10/01/2029	30,379	26,641
3.875% due 10/01/2031	21,375	18,103

Garda World Security Corp.
4.625% due 02/15/2027	13,000	12,466
6.000% due 06/01/2029	5,000	4,481
7.750% due 02/15/2028	6,000	6,158

Gartner, Inc.
3.625% due 06/15/2029	12,000	10,876
3.750% due 10/01/2030	7,000	6,273
4.500% due 07/01/2028	5,000	4,769

GFL Environmental, Inc.
3.500% due 09/01/2028	10,000	9,171
4.000% due 08/01/2028	10,000	9,229
4.250% due 06/01/2025	4,000	3,937
4.375% due 08/15/2029	3,000	2,767
5.125% due 12/15/2026	2,500	2,458
6.750% due 01/15/2031	13,100	13,441

Global Partners LP
8.250% due 01/15/2032	6,500	6,745

GN Bondco LLC
9.500% due 10/15/2031	24,375	24,356

Go Daddy Operating Co. LLC
3.500% due 03/01/2029	1,800	1,625

goeasy Ltd.
4.375% due 05/01/2026	6,000	5,775
7.625% due 07/01/2029	13,400	13,432
9.250% due 12/01/2028	10,750	11,476

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	25

Schedule of Investments PIMCO High Yield Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Graphic Packaging International LLC
3.500% due 03/15/2028	$5,000	$4,621
3.500% due 03/01/2029	5,000	4,502
3.750% due 02/01/2030	10,000	8,904
4.125% due 08/15/2024	5,000	4,962

Gray Television, Inc.
7.000% due 05/15/2027 (i)	7,000	6,516

GYP Holdings Corp.
4.625% due 05/01/2029	5,301	4,934

Harbour Energy PLC
5.500% due 10/15/2026	15,800	15,437

Hawaiian Brand Intellectual Property Ltd.
5.750% due 01/20/2026	12,000	11,275

HCA, Inc.
8.360% due 04/15/2024	3,000	3,002

HealthEquity, Inc.
4.500% due 10/01/2029	8,800	8,130

Hertz Corp.
4.625% due 12/01/2026	8,387	7,621

Hilton Domestic Operating Co., Inc.
3.625% due 02/15/2032	14,000	12,068
3.750% due 05/01/2029	9,400	8,630
4.000% due 05/01/2031	9,000	8,053
5.375% due 05/01/2025	5,000	4,997
5.750% due 05/01/2028	5,250	5,246

Hilton Grand Vacations Borrower Escrow LLC
4.875% due 07/01/2031	15,000	13,444
5.000% due 06/01/2029	11,175	10,430

Hilton Worldwide Finance LLC
4.875% due 04/01/2027	5,000	4,919

Hologic, Inc.
3.250% due 02/15/2029	14,475	12,987

Howard Midstream Energy Partners LLC
6.750% due 01/15/2027	8,425	8,413
8.875% due 07/15/2028	16,500	17,424

Husky Injection Molding Systems Ltd.
9.000% due 02/15/2029	700	725

iHeartCommunications, Inc.
4.750% due 01/15/2028	5,100	3,587
5.250% due 08/15/2027	7,100	5,174

IHO Verwaltungs GmbH (4.750% Cash or 5.500% PIK)
4.750% due 09/15/2026 (b)	10,000	9,744

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (b)	5,200	5,197

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (b)	6,500	6,538

Imola Merger Corp.
4.750% due 05/15/2029	37,350	35,054

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

INEOS Finance PLC
7.500% due 04/15/2029		$32,100	$32,239

INEOS Quattro Finance 2 PLC
2.500% due 01/15/2026	EUR	3,250	3,405

Ingevity Corp.
3.875% due 11/01/2028		$9,000	8,138

Innophos Holdings, Inc.
9.375% due 02/15/2028		3,906	3,278

Installed Building Products, Inc.
5.750% due 02/01/2028		11,000	10,748

Intelligent Packaging Ltd. Finco, Inc.
6.000% due 09/15/2028		15,300	14,549

Intelsat Jackson Holdings SA
6.500% due 03/15/2030		26,425	24,617

International Game Technology PLC
5.250% due 01/15/2029		5,000	4,835
6.250% due 01/15/2027		3,000	3,024

IQVIA, Inc.
5.000% due 10/15/2026		15,000	14,689
5.000% due 05/15/2027		6,000	5,863

IRB Holding Corp.
7.000% due 06/15/2025		20,000	20,015

Jazz Securities DAC
4.375% due 01/15/2029		6,800	6,340

JELD-WEN, Inc.
4.875% due 12/15/2027		6,750	6,465

Kaiser Aluminum Corp.
4.500% due 06/01/2031		7,475	6,621
4.625% due 03/01/2028		15,225	14,301

KFC Holding Co.
4.750% due 06/01/2027		7,000	6,811

Kinetik Holdings LP
5.875% due 06/15/2030		12,000	11,749
6.625% due 12/15/2028		2,250	2,291

Kodiak Gas Services LLC
7.250% due 02/15/2029		6,025	6,141

LABL, Inc.
5.875% due 11/01/2028		22,125	20,388
6.750% due 07/15/2026		14,400	14,238

Lamar Media Corp.
3.625% due 01/15/2031		5,000	4,391
3.750% due 02/15/2028		5,565	5,203
4.875% due 01/15/2029		5,000	4,822

Lamb Weston Holdings, Inc.
4.125% due 01/31/2030		6,000	5,476
4.375% due 01/31/2032		3,450	3,097
4.875% due 05/15/2028		8,000	7,782

Las Vegas Sands Corp.
3.500% due 08/18/2026		15,771	14,938
3.900% due 08/08/2029		46,968	42,776

26	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

LCM Investments Holdings LLC
8.250% due 08/01/2031	$6,700	$7,015

LCPR Senior Secured Financing DAC
6.750% due 10/15/2027	800	752

Legacy LifePoint Health LLC
4.375% due 02/15/2027	12,400	11,826

Legends Hospitality Holding Co. LLC
5.000% due 02/01/2026	5,500	5,452

Level 3 Financing, Inc.
11.000% due 11/15/2029	3,273	3,408

Levi Strauss & Co.
3.500% due 03/01/2031	5,800	5,093

Life Time, Inc.
5.750% due 01/15/2026	5,072	5,035

LifePoint Health, Inc.
11.000% due 10/15/2030	24,870	26,612

Light & Wonder International, Inc.
7.500% due 09/01/2031	9,900	10,302

Lindblad Expeditions Holdings, Inc.
9.000% due 05/15/2028	9,400	9,948

Lindblad Expeditions LLC
6.750% due 02/15/2027	15,600	15,733

Lithia Motors, Inc.
3.875% due 06/01/2029	1,800	1,624
4.375% due 01/15/2031	1,000	897

Live Nation Entertainment, Inc.
3.750% due 01/15/2028	4,000	3,711
4.750% due 10/15/2027	5,200	4,969
4.875% due 11/01/2024	7,000	6,958
6.500% due 05/15/2027	10,750	10,875

Madison IAQ LLC
4.125% due 06/30/2028	5,100	4,721

Marks & Spencer PLC
7.125% due 12/01/2037	600	636

Marriott Ownership Resorts, Inc.
4.500% due 06/15/2029	9,000	8,239
4.750% due 01/15/2028	9,000	8,462

Masonite International Corp.
5.375% due 02/01/2028	7,000	7,015

Mauser Packaging Solutions Holding Co.
7.875% due 08/15/2026	21,000	21,410

Medline Borrower LP
3.875% due 04/01/2029	54,950	50,052
5.250% due 10/01/2029	18,450	17,452
6.250% due 04/01/2029	8,175	8,222

MEG Energy Corp.
5.875% due 02/01/2029	5,000	4,917
7.125% due 02/01/2027	4,938	5,015

Merlin Entertainments Group U.S. Holdings, Inc.
7.375% due 02/15/2031	9,000	9,076

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merlin Entertainments Ltd.
5.750% due 06/15/2026	$6,000	$5,948

MGM Resorts International
4.625% due 09/01/2026	10,000	9,790
4.750% due 10/15/2028	2,000	1,904
5.500% due 04/15/2027	1,000	992
5.750% due 06/15/2025	5,727	5,724
6.500% due 04/15/2032 (a)	13,025	12,993

Michaels Cos., Inc.
5.250% due 05/01/2028	12,075	10,300

Midwest Gaming Borrower LLC
4.875% due 05/01/2029	15,000	13,902

Miter Brands Acquisition Holdco, Inc.
6.750% due 04/01/2032	6,375	6,401

Molina Healthcare, Inc.
3.875% due 05/15/2032	3,800	3,312
4.375% due 06/15/2028	2,500	2,352

Moog, Inc.
4.250% due 12/15/2027	396	374

Motion Bondco DAC
6.625% due 11/15/2027	200	193

MPH Acquisition Holdings LLC
5.500% due 09/01/2028	24,625	20,967

Murphy Oil USA, Inc.
3.750% due 02/15/2031	5,100	4,459

Nabors Industries, Inc.
7.375% due 05/15/2027	7,750	7,742

NCL Corp. Ltd.
5.875% due 02/15/2027	7,500	7,415
8.125% due 01/15/2029	1,000	1,059
8.375% due 02/01/2028	10,000	10,570

NCR Atleos Corp.
9.500% due 04/01/2029	28,000	29,978

NCR Corp.
5.000% due 10/01/2028	7,000	6,533
5.125% due 04/15/2029	7,000	6,500
5.250% due 10/01/2030	10,500	9,510

Neptune Bidco U.S., Inc.
9.290% due 04/15/2029	20,550	19,448

Nesco Holdings, Inc.
5.500% due 04/15/2029	7,250	6,867

New Fortress Energy, Inc.
6.500% due 09/30/2026	14,859	14,316
6.750% due 09/15/2025	2,725	2,709
8.750% due 03/15/2029	5,810	5,793

Newell Brands, Inc.
6.875% due 04/01/2036	6,631	5,858

Newfold Digital Holdings Group, Inc.
11.750% due 10/15/2028	25,600	27,739

Nexstar Media, Inc.
4.750% due 11/01/2028	10,975	10,011
5.625% due 07/15/2027	10,975	10,536

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	27

Schedule of Investments PIMCO High Yield Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NextEra Energy Operating Partners LP
4.500% due 09/15/2027		$22,673	$21,238
7.250% due 01/15/2029		10,000	10,243

Noble Finance LLC
8.000% due 04/15/2030		25,839	26,933

Northriver Midstream Finance LP
5.625% due 02/15/2026		16,300	16,196

Novelis Corp.
3.250% due 11/15/2026		10,000	9,328
3.875% due 08/15/2031		13,000	11,181
4.750% due 01/30/2030		22,000	20,316

NuStar Logistics LP
5.750% due 10/01/2025		7,000	6,970
6.375% due 10/01/2030		7,500	7,555

Olympus Water U.S. Holding Corp.
3.875% due 10/01/2028	EUR	5,000	5,059
4.250% due 10/01/2028		$32,431	29,459
5.375% due 10/01/2029	EUR	7,150	6,830
6.250% due 10/01/2029		$21,000	19,243
7.125% due 10/01/2027		6,950	7,027

ON Semiconductor Corp.
3.875% due 09/01/2028		13,000	11,957

Open Text Corp.
3.875% due 12/01/2029		7,250	6,467

Open Text Holdings, Inc.
4.125% due 12/01/2031		7,500	6,588

Option Care Health, Inc.
4.375% due 10/31/2029		15,000	13,766

Organon & Co.
4.125% due 04/30/2028		27,175	25,344
5.125% due 04/30/2031		42,800	38,085

Outfront Media Capital LLC
4.250% due 01/15/2029		5,000	4,534
4.625% due 03/15/2030		5,500	4,936
7.375% due 02/15/2031		4,000	4,193

Owens & Minor, Inc.
6.625% due 04/01/2030		7,600	7,550

Owens-Brockway Glass Container, Inc.
7.250% due 05/15/2031		11,600	11,829

Pactiv Evergreen Group Issuer LLC
4.375% due 10/15/2028		14,000	13,075

Pactiv Evergreen Group Issuer, Inc.
4.000% due 10/15/2027		25,500	23,817

Papa John’s International, Inc.
3.875% due 09/15/2029		5,000	4,439

Parkland Corp.
4.500% due 10/01/2029		11,000	10,184
4.625% due 05/01/2030		9,625	8,882

PDC Energy, Inc.
5.750% due 05/15/2026		10,000	9,989

Performance Food Group, Inc.
4.250% due 08/01/2029		8,975	8,234
5.500% due 10/15/2027		8,500	8,351

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Permian Resources Operating LLC
5.375% due 01/15/2026	$13,810	$13,681
5.875% due 07/01/2029	10,000	9,841
6.875% due 04/01/2027	8,000	8,008
7.000% due 01/15/2032	5,100	5,294
7.750% due 02/15/2026	4,550	4,612

Perrigo Finance Unlimited Co.
4.650% due 06/15/2030	2,000	1,840

PetSmart, Inc.
4.750% due 02/15/2028	11,475	10,754
7.750% due 02/15/2029	8,200	7,990

Phinia, Inc.
6.750% due 04/15/2029 (a)	1,500	1,516

Post Holdings, Inc.
4.500% due 09/15/2031	6,000	5,403
4.625% due 04/15/2030	20,475	18,812
5.500% due 12/15/2029	14,000	13,541
5.625% due 01/15/2028	9,075	8,923

PRA Health Sciences, Inc.
2.875% due 07/15/2026	5,800	5,413

Presidio Holdings, Inc.
4.875% due 02/01/2027	12,000	11,696

Prestige Brands, Inc.
3.750% due 04/01/2031	800	697

Prime Security Services Borrower LLC
3.375% due 08/31/2027	14,000	12,873
5.250% due 04/15/2024	1,067	1,067
5.750% due 04/15/2026	8,000	7,982
6.250% due 01/15/2028	4,000	3,921

PTC, Inc.
4.000% due 02/15/2028	6,205	5,804

Raising Cane’s Restaurants LLC
9.375% due 05/01/2029	4,225	4,571

Rakuten Group, Inc.
11.250% due 02/15/2027	5,800	6,154

Rand Parent LLC
8.500% due 02/15/2030	9,050	8,975

Range Resources Corp.
4.750% due 02/15/2030	5,000	4,666
4.875% due 05/15/2025	6,000	5,964

Resorts World Las Vegas LLC
4.625% due 04/16/2029	3,675	3,357
8.450% due 07/27/2030	8,900	9,611

Ritchie Bros Holdings, Inc.
6.750% due 03/15/2028	4,700	4,800
7.750% due 03/15/2031	8,650	9,061

ROBLOX Corp.
3.875% due 05/01/2030	10,000	8,817

Rockcliff Energy LLC
5.500% due 10/15/2029	23,000	21,544

Rockies Express Pipeline LLC
3.600% due 05/15/2025	3,200	3,126

28	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.800% due 05/15/2030		$6,000	$5,551
4.950% due 07/15/2029		11,750	10,990
6.875% due 04/15/2040		6,000	5,893
7.500% due 07/15/2038		600	618

Roller Bearing Co. of America, Inc.
4.375% due 10/15/2029		800	733

Rolls-Royce PLC
3.625% due 10/14/2025		3,000	2,913
5.750% due 10/15/2027		10,500	10,538
5.750% due 10/15/2027	GBP	1,750	2,236

Royal Caribbean Cruises Ltd.
4.250% due 07/01/2026		$16,000	15,451
5.375% due 07/15/2027		18,875	18,621
5.500% due 08/31/2026		30,000	29,755
5.500% due 04/01/2028		21,550	21,314
7.250% due 01/15/2030		11,000	11,437
7.500% due 10/15/2027		1,000	1,054
9.250% due 01/15/2029		10,975	11,778

Sabre Global, Inc.
8.625% due 06/01/2027		9,532	8,373
11.250% due 12/15/2027		8,600	8,077

Scientific Games Holdings LP
6.625% due 03/01/2030		2,000	1,935

SCIH Salt Holdings, Inc.
4.875% due 05/01/2028		18,000	16,788

Scripps Escrow, Inc.
3.875% due 01/15/2029		4,075	3,244
5.375% due 01/15/2031		2,500	1,540
5.875% due 07/15/2027		5,800	4,858

Seadrill Finance Ltd.
8.375% due 08/01/2030		14,700	15,436

Seagate HDD Cayman
4.091% due 06/01/2029		1,200	1,108
5.750% due 12/01/2034		4,000	3,916
8.250% due 12/15/2029		4,450	4,786
8.500% due 07/15/2031		4,850	5,246
9.625% due 12/01/2032		10,000	11,404

Sealed Air Corp.
5.000% due 04/15/2029		5,000	4,805
6.125% due 02/01/2028		5,750	5,767
6.875% due 07/15/2033		8,710	9,085
7.250% due 02/15/2031		5,000	5,205

Select Medical Corp.
6.250% due 08/15/2026		10,000	10,027

Sensata Technologies BV
4.000% due 04/15/2029		4,000	3,656
5.000% due 10/01/2025		7,000	6,919

Sensata Technologies, Inc.
3.750% due 02/15/2031		18,175	15,740
4.375% due 02/15/2030		5,000	4,555

Shift4 Payments LLC
4.625% due 11/01/2026		800	774

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Simmons Foods, Inc.
4.625% due 03/01/2029	$16,000	$14,155

Sirius XM Radio, Inc.
3.125% due 09/01/2026	5,000	4,688
3.875% due 09/01/2031	21,675	18,088
4.000% due 07/15/2028	29,775	27,260
4.125% due 07/01/2030	18,875	16,512
5.000% due 08/01/2027	5,000	4,814
5.500% due 07/01/2029	3,000	2,859

SM Energy Co.
6.500% due 07/15/2028	10,000	10,050

Southwestern Energy Co.
4.750% due 02/01/2032	10,000	9,214
5.375% due 02/01/2029	6,000	5,833
5.375% due 03/15/2030	12,500	12,042

Speedway Motorsports LLC
4.875% due 11/01/2027	12,500	11,909

Spirit AeroSystems, Inc.
4.600% due 06/15/2028	10,000	9,384
9.375% due 11/30/2029	13,975	15,261
9.750% due 11/15/2030	20,980	23,494

Spirit Loyalty Cayman Ltd.
8.000% due 09/20/2025	30,583	23,238

SRS Distribution, Inc.
4.625% due 07/01/2028	15,000	15,125

SS&C Technologies, Inc.
5.500% due 09/30/2027	500	489

Stagwell Global LLC
5.625% due 08/15/2029	3,800	3,454

Standard Industries, Inc.
3.375% due 01/15/2031	27,000	22,668
4.375% due 07/15/2030	17,750	15,962
4.750% due 01/15/2028	12,500	11,940
5.000% due 02/15/2027	12,500	12,135

Star Parent, Inc.
9.000% due 10/01/2030	6,075	6,437

Station Casinos LLC
4.500% due 02/15/2028	10,000	9,427
4.625% due 12/01/2031	8,000	7,198
6.625% due 03/15/2032	15,650	15,821

Strathcona Resources Ltd.
6.875% due 08/01/2026	3,500	3,509

Suburban Propane Partners LP
5.000% due 06/01/2031	9,000	8,212

Surgery Center Holdings, Inc.
7.250% due 04/15/2032 (a)	8,475	8,551

Tapestry, Inc.
7.700% due 11/27/2030	17,575	18,756

Taylor Morrison Communities, Inc.
5.125% due 08/01/2030	800	765

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	29

Schedule of Investments PIMCO High Yield Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

TEGNA, Inc.
4.625% due 03/15/2028		$8,500	$7,806
4.750% due 03/15/2026		2,500	2,453
5.000% due 09/15/2029		14,000	12,563

Teleflex, Inc.
4.250% due 06/01/2028		15,000	14,088

Telenet Finance Luxembourg Notes SARL
5.500% due 03/01/2028		7,000	6,605

Tempo Acquisition LLC
5.750% due 06/01/2025		12,500	12,489

Tenet Healthcare Corp.
4.250% due 06/01/2029		1,000	930
4.375% due 01/15/2030		11,000	10,176
4.625% due 06/15/2028		10,000	9,532
5.125% due 11/01/2027		7,000	6,852
6.125% due 06/15/2030		26,000	25,973
6.875% due 11/15/2031		1,000	1,047

Thor Industries, Inc.
4.000% due 10/15/2029		11,425	10,235

TK Elevator Holdco GmbH
6.625% due 07/15/2028	EUR	8,370	8,784

Topaz Solar Farms LLC
5.750% due 09/30/2039		$785	784

TopBuild Corp.
3.625% due 03/15/2029		1,500	1,364
4.125% due 02/15/2032		12,500	11,075

TransDigm, Inc.
4.625% due 01/15/2029		50,650	47,064
4.875% due 05/01/2029		3,000	2,794
6.375% due 03/01/2029		7,400	7,432
6.625% due 03/01/2032		12,200	12,341
6.750% due 08/15/2028		9,000	9,130
6.875% due 12/15/2030		14,625	14,925
7.125% due 12/01/2031		16,075	16,586

Transocean Aquila Ltd.
8.000% due 09/30/2028		1,000	1,029

Transocean Titan Financing Ltd.
8.375% due 02/01/2028		2,150	2,246

Transocean, Inc.
8.750% due 02/15/2030		7,200	7,512

Travel & Leisure Co.
4.500% due 12/01/2029		15,000	13,803
4.625% due 03/01/2030		13,500	12,335

TriNet Group, Inc.
3.500% due 03/01/2029		800	718
7.125% due 08/15/2031		7,600	7,806

TripAdvisor, Inc.
7.000% due 07/15/2025		7,000	6,986

Triton Water Holdings, Inc.
6.250% due 04/01/2029		3,225	2,940

Triumph Group, Inc.
9.000% due 03/15/2028		20,858	22,015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Twilio, Inc.
3.625% due 03/15/2029	$8,000	$7,203
3.875% due 03/15/2031	9,000	7,865

U.S. Acute Care Solutions LLC
6.375% due 03/01/2026	11,675	11,253

U.S. Foods, Inc.
4.625% due 06/01/2030	9,000	8,362
4.750% due 02/15/2029	23,375	22,217
6.875% due 09/15/2028	3,750	3,843
7.250% due 01/15/2032	3,775	3,933

Uber Technologies, Inc.
4.500% due 08/15/2029	23,475	22,318

UKG, Inc.
6.875% due 02/01/2031	20,000	20,389

United Airlines, Inc.
4.375% due 04/15/2026	20,100	19,445
4.625% due 04/15/2029	35,300	32,868

United Rentals North America, Inc.
4.000% due 07/15/2030	10,000	9,108
6.125% due 03/15/2034	18,125	18,170

Univision Communications, Inc.
4.500% due 05/01/2029	20,000	17,891
6.625% due 06/01/2027	10,000	9,789
7.375% due 06/30/2030	7,500	7,422
8.000% due 08/15/2028	12,475	12,717

USA Compression Partners LP
6.875% due 04/01/2026	5,000	4,998
6.875% due 09/01/2027	4,275	4,288
7.125% due 03/15/2029	9,620	9,746

Valaris Ltd.
8.375% due 04/30/2030	29,050	29,991

Venture Global Calcasieu Pass LLC
3.875% due 08/15/2029	7,950	7,163
3.875% due 11/01/2033	6,925	5,889
4.125% due 08/15/2031	16,675	14,840

Venture Global LNG, Inc.
8.125% due 06/01/2028	16,400	16,741
8.375% due 06/01/2031	72,625	74,941
9.875% due 02/01/2032	22,025	23,751

Vertiv Group Corp.
4.125% due 11/15/2028	12,600	11,738

Viavi Solutions, Inc.
3.750% due 10/01/2029	6,550	5,626

Victoria’s Secret & Co.
4.625% due 07/15/2029	32,275	26,517

Viking Cruises Ltd.
7.000% due 02/15/2029	5,000	5,026
9.125% due 07/15/2031	18,000	19,699

Viking Ocean Cruises Ship Ltd.
5.625% due 02/15/2029	7,000	6,818

Viper Energy Partners LP
5.375% due 11/01/2027	1,700	1,665

30	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Virgin Media Finance PLC
5.000% due 07/15/2030		$10,000	$8,468

Virgin Media Secured Finance PLC
4.500% due 08/15/2030		13,000	11,221
5.500% due 05/15/2029		12,800	11,844

Vital Energy, Inc.
7.875% due 04/15/2032		8,565	8,708
9.750% due 10/15/2030		7,850	8,591

Vmed O2 U.K. Financing PLC
3.250% due 01/31/2031	EUR	1,750	1,673
4.250% due 01/31/2031		$16,000	13,562
4.750% due 07/15/2031		16,000	13,806
7.750% due 04/15/2032 (a)		18,200	18,275

VOC Escrow Ltd.
5.000% due 02/15/2028		5,000	4,814

Walgreens Boots Alliance, Inc.
4.100% due 04/15/2050		2,000	1,469

Wand NewCo 3, Inc.
7.625% due 01/30/2032		15,050	15,578

Weatherford International Ltd.
8.625% due 04/30/2030		3,000	3,134

WESCO Distribution, Inc.
6.375% due 03/15/2029		5,975	6,044
6.625% due 03/15/2032		5,750	5,850

White Cap Buyer LLC
6.875% due 10/15/2028		7,625	7,488

Williams Scotsman, Inc.
4.625% due 08/15/2028		9,875	9,350
6.125% due 06/15/2025		4,050	4,034
7.375% due 10/01/2031		6,600	6,864

WMG Acquisition Corp.
3.000% due 02/15/2031		10,000	8,509
3.750% due 12/01/2029		6,000	5,381
3.875% due 07/15/2030		10,000	8,867

WR Grace Holdings LLC
4.875% due 06/15/2027		10,000	9,516
7.375% due 03/01/2031		5,900	5,980

Wyndham Hotels & Resorts, Inc.
4.375% due 08/15/2028		10,000	9,305

Wynn Las Vegas LLC
5.250% due 05/15/2027		16,000	15,681

Wynn Resorts Finance LLC
5.125% due 10/01/2029		8,000	7,587
7.125% due 02/15/2031		12,500	12,944

Xerox Holdings Corp.
8.875% due 11/30/2029		7,525	7,672

XPO, Inc.
7.125% due 06/01/2031		8,000	8,214

Yum! Brands, Inc.
3.625% due 03/15/2031		14,100	12,491
4.625% due 01/31/2032		12,500	11,547

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.750% due 01/15/2030	$7,000	$6,644
6.875% due 11/15/2037	6,250	6,917

Zayo Group Holdings, Inc.
4.000% due 03/01/2027	6,100	5,027

ZF North America Capital, Inc.
6.875% due 04/14/2028	2,900	3,011
7.125% due 04/14/2030	4,350	4,588

Ziff Davis, Inc.
4.625% due 10/15/2030	3,000	2,707

Ziggo BV
4.875% due 01/15/2030	18,200	16,350

ZipRecruiter, Inc.
5.000% due 01/15/2030	3,800	3,350

ZoomInfo Technologies LLC
3.875% due 02/01/2029	14,500	13,068

		6,293,572

UTILITIES 4.7%

Antero Midstream Partners LP
5.375% due 06/15/2029	12,000	11,551
5.750% due 03/01/2027	9,600	9,486
6.625% due 02/01/2032	5,000	5,026

Blue Racer Midstream LLC
6.625% due 07/15/2026	8,000	7,984
7.625% due 12/15/2025	7,200	7,245

Calpine Corp.
3.750% due 03/01/2031	27,775	24,350
4.500% due 02/15/2028	7,750	7,357
4.625% due 02/01/2029	13,000	12,045
5.000% due 02/01/2031	15,000	13,775
5.125% due 03/15/2028	10,000	9,606
5.250% due 06/01/2026	7,011	6,944

Clearway Energy Operating LLC
3.750% due 02/15/2031	1,000	859
4.750% due 03/15/2028	14,500	13,794

CrownRock LP
5.000% due 05/01/2029	2,000	1,977
5.625% due 10/15/2025	10,000	9,983

Edison International
8.125% due 06/15/2053 •	1,000	1,037

Electricite de France SA
9.125% due 03/15/2033 •(e)	9,600	10,600

Endeavor Energy Resources LP
5.750% due 01/30/2028	27,150	27,387

FirstEnergy Corp.
3.400% due 03/01/2050	1,800	1,243

Genesis Energy LP
6.250% due 05/15/2026	5,000	4,972
8.000% due 01/15/2027	13,475	13,644
8.250% due 01/15/2029	550	565
8.875% due 04/15/2030	200	210

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	31

Schedule of Investments PIMCO High Yield Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hilcorp Energy LP
5.750% due 02/01/2029		$8,243	$8,036
6.000% due 04/15/2030		2,000	1,960
6.000% due 02/01/2031		3,400	3,319
6.250% due 11/01/2028		11,100	11,097
6.250% due 04/15/2032		3,715	3,667
8.375% due 11/01/2033		11,005	11,941

NSG Holdings LLC
7.750% due 12/15/2025		1,112	1,107

PBF Holding Co. LLC
6.000% due 02/15/2028		3,800	3,743
7.875% due 09/15/2030		4,850	5,035

PG&E Corp.
5.000% due 07/01/2028		5,000	4,821
5.250% due 07/01/2030		5,000	4,756

Tallgrass Energy Partners LP
5.500% due 01/15/2028		10,000	9,642
6.000% due 12/31/2030		14,450	13,738
7.375% due 02/15/2029		12,955	13,041

Telecom Italia Capital SA
6.375% due 11/15/2033		10,000	9,468
7.200% due 07/18/2036		5,350	5,226
7.721% due 06/04/2038		1,000	1,002

Telecom Italia SpA
7.875% due 07/31/2028	EUR	27,750	32,932

TerraForm Power Operating LLC
4.750% due 01/15/2030		$8,500	7,798
5.000% due 01/31/2028		15,000	14,297

Vistra Operations Co. LLC
4.375% due 05/01/2029		9,975	9,251
5.000% due 07/31/2027		6,000	5,815
7.750% due 10/15/2031		14,775	15,484

Vodafone Group PLC
5.125% due 06/04/2081 •		800	605

			399,421

Total Corporate Bonds & Notes (Cost $7,799,107)			7,616,673

CONVERTIBLE BONDS & NOTES 0.2%

INDUSTRIALS 0.2%

ams-OSRAM AG
2.125% due 11/03/2027	EUR	18,800	14,745

Total Convertible Bonds & Notes (Cost $16,119)			14,745

U.S. TREASURY OBLIGATIONS 6.9%

U.S. Treasury Notes
3.625% due 05/15/2026		$174,100	170,672
4.250% due 05/31/2025 (i)		167,100	165,759

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.250% due 10/15/2025	$200,000	$198,383
4.500% due 11/15/2025 (k)	50,000	49,783

Total U.S. Treasury Obligations (Cost $588,104)		584,597

SHORT-TERM INSTRUMENTS 0.5%

REPURCHASE AGREEMENTS (h) 0.1%
		9,819

U.S. TREASURY BILLS 0.4%
5.364% due 04/30/2024 - 07/23/2024 (c)(d)(k)	34,553	34,098

Total Short-Term Instruments (Cost $43,918)		43,917

Total Investments in Securities (Cost $8,630,238)		8,444,535

	SHARES
INVESTMENTS IN AFFILIATES 1.0%

MUTUAL FUNDS (f) 0.7%

PIMCO Senior Loan Active Exchange-Traded Fund	1,124,300	57,508

Total Mutual Funds (Cost $56,266)		57,508

SHORT-TERM INSTRUMENTS 0.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.3%

PIMCO Short-Term Floating NAV Portfolio III	2,759,456	26,841

Total Short-Term Instruments (Cost $26,847)		26,841

Total Investments in Affiliates (Cost $83,113)		84,349

Total Investments 100.3% (Cost $8,713,351)		$8,528,884

Financial Derivative Instruments (j)(l) 0.0% (Cost or Premiums, net $22,742)		1,433

Other Assets and Liabilities, net (0.3)%		(23,957)

Net Assets 100.0%		$8,506,360

32	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2024

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

«	Security valued using significant unobservable inputs (Level 3).

µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.

(b)	Payment in-kind security.

(c)	Coupon represents a weighted average yield to maturity.

(d)	Zero coupon security.

(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(f)	Institutional Class Shares of each Fund.

(g)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	03/28/2024	04/01/2024	$9,819	U.S. Treasury Notes 5.000% due 09/30/2025	$(10,015)	$9,819	$9,822

Total Repurchase Agreements						$(10,015)	$9,819	$9,822

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BPS	5.000%	11/22/2023	TBD	(3)		$(1,228)	$(1,248)
BRC	0.000	10/25/2023	TBD	(3)		(426)	(427)
	0.000	10/27/2023	TBD	(3)		(782)	(782)
	2.250	09/22/2023	TBD	(3)	EUR	(1,015)	(1,109)
	2.250	01/11/2024	TBD	(3)		(436)	(473)
	4.500	02/28/2024	TBD	(3)		$(5,484)	(5,507)
	4.500	03/19/2024	TBD	(3)		(2,858)	(2,862)
	4.500	03/21/2024	TBD	(3)		(6,734)	(6,743)
DEU	5.430	03/25/2024	04/01/2024			(5,728)	(5,734)
JML	2.250	08/24/2023	TBD	(3)	EUR	(684)	(750)

Total Reverse Repurchase Agreements							$(25,635)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	33

Schedule of Investments PIMCO High Yield Fund (Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Corporate Bonds & Notes (0.1)%
Utilities (0.1)%
Antero Resources Corp.	5.375%	03/01/2030	$5,000	$(4,798)	$(4,829)

Total Short Sales (0.1)%				$(4,798)	$(4,829)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BPS	$0	$(1,248)	$0	$0	$(1,248)	$1,227	$(21)
BRC	0	(17,903)	0	0	(17,903)	20,436	2,533
DEU	0	(5,734)	0	0	(5,734)	5,655	(79)
FICC	9,822	0	0	0	9,822	(10,015)	(193)
JML	0	(750)	0	0	(750)	776	26
Master Securities Forward Transaction Agreement
GSC	0	0	0	(4,829)	(4,829)	0	(4,829)

Total Borrowings and Other Financing Transactions	$9,822	$(25,635)	$0	$(4,829)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(19,901)	$(19,901)
U.S. Treasury Obligations	(5,734)	0	0	0	(5,734)

Total Borrowings	$(5,734)	$0	$0	$(19,901)	$(25,635)

Payable for reverse repurchase agreements					$(25,635)

(i)	Securities with an aggregate market value of $28,353 have been pledged as collateral under the terms of the above master agreements as of March 31, 2024.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(39,842) at a weighted average interest rate of 4.373%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

34	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2024

(j) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2024	132	$14,625	$11	$0	$(10)
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2024	168	19,254	131	3	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2024	180	23,220	377	84	0

				$519	$87	$(10)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2024	254	$(51,939)	$31	$52	$0
U.S. Treasury 5-Year Note June Futures	06/2024	3,057	(327,147)	190	358	0

				$221	$410	$0

Total Futures Contracts				$740	$497	$(10)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(2)	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Jaguar Land Rover Automotive	5.000%	Quarterly	06/20/2028	2.001%	EUR	7,300	$24	$903	$927	$20	$0
Newell Brands, Inc.	1.000	Quarterly	06/20/2028	2.955		$10,450	(1,539)	804	(735)	13	0

							$(1,515)	$1,707	$192	$33	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.HY-41 5-Year Index	5.000%	Quarterly	12/20/2028	$282,541	$16,579	$4,693	$21,272	$78	$0
CDX.HY-42 5-Year Index	5.000	Quarterly	06/20/2029	108,500	7,678	323	8,001	22	(8)

					$24,257	$5,016	$29,273	$100	$(8)

Total Swap Agreements					$22,742	$6,723	$29,465	$133	$(8)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	35

Schedule of Investments PIMCO High Yield Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(5)			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$497	$146	$643	$0	$(10)	$(8)	$(18)

(k)

Securities with an aggregate market value of $38,437 and cash of $17,085 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	Unsettled variation margin asset of $13 for closed swap agreements is outstanding at period end.

(l) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2024		EUR	2,712	$		2,938	$12	$0
	04/2024		GBP	245			310	1	0
BPS	04/2024		EUR	11,379			12,325	48	0
	04/2024		GBP	294			372	1	0
	04/2024	$		4,372		EUR	4,040	0	(14)
DUB	04/2024		EUR	95,972	$		104,313	774	0
	05/2024	$		1,485		EUR	1,370	0	(6)
GLM	04/2024		EUR	895	$		971	6	0
JPM	04/2024	$		4,741		CAD	6,415	0	(5)
	05/2024		CAD	6,412	$		4,741	5	0
MBC	04/2024	$		1,488		EUR	1,370	0	(10)
MYI	04/2024		CAD	6,454	$		4,753	0	(11)
	04/2024	$		115,707		EUR	106,918	0	(358)
	05/2024		EUR	106,918	$		115,847	365	0
SCX	04/2024		GBP	34			43	0	0
UAG	04/2024			87			110	0	0

Total Forward Foreign Currency Contracts								$1,212	$(404)

36	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2024

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BOA	$13	$0	$0	$13	$0	$0	$0	$0	$13	$0	$13
BPS	49	0	0	49	(14)	0	0	(14)	35	0	35
DUB	774	0	0	774	(6)	0	0	(6)	768	(490)	278
GLM	6	0	0	6	0	0	0	0	6	0	6
JPM	5	0	0	5	(5)	0	0	(5)	0	0	0
MBC	0	0	0	0	(10)	0	0	(10)	(10)	0	(10)
MYI	365	0	0	365	(369)	0	0	(369)	(4)	0	(4)

Total Over the Counter	$1,212	$0	$0	$1,212	$(404)	$0	$0	$(404)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$497	$497
Swap Agreements	0	146	0	0	0	146

	$0	$146	$0	$0	$497	$643

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,212	$0	$1,212

	$0	$146	$0	$1,212	$497	$1,855

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$10	$10
Swap Agreements	0	8	0	0	0	8

	$0	$8	$0	$0	$10	$18

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$404	$0	$404

	$0	$8	$0	$404	$10	$422

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	37

Schedule of Investments PIMCO High Yield Fund (Cont.)

The effect of Financial Derivative Instruments on the Statement of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(1,129)	$(1,129)
Swap Agreements	0	74,272	0	0	583	74,855

	$0	$74,272	$0	$0	$(546)	$73,726

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,812)	$0	$(1,812)

	$0	$74,272	$0	$(1,812)	$(546)	$71,914

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$740	$740
Swap Agreements	0	(6,155)	0	0	0	(6,155)

	$0	$(6,155)	$0	$0	$740	$(5,415)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,328	$0	$2,328

	$0	$(6,155)	$0	$2,328	$740	$(3,087)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Loan Participations and Assignments	$0	$156,629	$27,974	$184,603
Corporate Bonds & Notes
Banking & Finance	0	923,680	0	923,680
Industrials	0	6,293,572	0	6,293,572
Utilities	0	399,421	0	399,421
Convertible Bonds & Notes
Industrials	0	14,745	0	14,745
U.S. Treasury Obligations	0	584,597	0	584,597
Short-Term Instruments
Repurchase Agreements	0	9,819	0	9,819
U.S. Treasury Bills	0	34,098	0	34,098

	$0	$8,416,561	$27,974	$8,444,535

Investments in Affiliates, at Value
Mutual Funds	57,508	0	0	57,508
Short-Term Instruments
Central Funds Used for Cash Management Purposes	26,841	0	0	26,841

	$84,349	$0	$0	$84,349

Total Investments	$84,349	$8,416,561	$27,974	$8,528,884

Short Sales, at Value - Liabilities
Corporate Bonds & Notes	$0	$(4,829)	$0	$(4,829)

38	PIMCO HIGH YIELD FUND	See Accompanying Notes

March 31, 2024

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$630	$0	$630
Over the counter	0	1,212	0	1,212

	$0	$1,842	$0	$1,842

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(18)	0	(18)
Over the counter	0	(404)	0	(404)

	$0	$(422)	$0	$(422)

Total Financial Derivative Instruments	$0	$1,420	$0	$1,420

Totals	$84,349	$8,413,152	$27,974	$8,525,475

There were no significant transfers into or out of Level 3 during the period ended March 31, 2024.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	39

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO High Yield Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

Hereinafter, the Board of Trustees of the Fund shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed

40	PIMCO HIGH YIELD FUND

March 31, 2024

from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable. A debt obligation may be granted, in certain situations, a contractual or non-contractual forbearance for interest payments that are expected to be paid after agreed upon pay dates.

(b) Foreign Currency Translation The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year. The Fund may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

ANNUAL REPORT	MARCH 31, 2024	41

Notes to Financial Statements (Cont.)

Separately, if the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, Reference Rate Reform (Topic 848), which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred or will occur during the period March 12, 2020 through December 31, 2024. In January 2021 and December 2022, FASB issued ASU 2021-01 and ASU 2022-06, which include additional amendments to Topic 848. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Fund’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Fund’s financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional

42	PIMCO HIGH YIELD FUND

March 31, 2024

disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the U.S. Securities and Exchange Commission (“SEC”) adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading. As such, beginning in July 2024, the Fund must comply with certain new requirements which include, but are not limited to, making significant updates to the content of its shareholder reports and mailing paper copies of the new tailored shareholder reports to shareholders who have not opted to receive shareholder report documents electronically. At this time, management is evaluating the implications of these changes on the financial statements.

The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business day after the trade date (T+1). The effective date was May 5, 2023, and compliance with the amendments is required as of May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments were effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion). At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The NAV of the Fund’s shares, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security

ANNUAL REPORT	MARCH 31, 2024	43

Notes to Financial Statements (Cont.)

or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange or the NYSE Close if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets

44	PIMCO HIGH YIELD FUND

March 31, 2024

that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Whole loans may be fair valued using inputs that take into account borrower- or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual loan; any new borrower- or loan-level data received in written reports periodically by the Fund normally will be taken into account in calculating the NAV. The Fund’s whole loan investments, including those originated by the Fund or through an alternative lending platform, generally are fair valued in accordance with procedures approved by the Board.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

ANNUAL REPORT	MARCH 31, 2024	45

Notes to Financial Statements (Cont.)

Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the

46	PIMCO HIGH YIELD FUND

March 31, 2024

extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	MARCH 31, 2024	47

Notes to Financial Statements (Cont.)

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio. In addition, the Fund may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act, rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. The Fund may invest in certain other series of the Trust, series of PIMCO ETF Trust, and series of PIMCO Equity Series (each series, an “Underlying Fund” and collectively, the “Underlying Funds”). A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is

48	PIMCO HIGH YIELD FUND

March 31, 2024

also available at the SEC’s website at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as applicable. The tables below show the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2024 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2024	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$15,405	$117,038	$(105,600)	$(2)	$0	$26,841	$217	$0

The table below shows the Fund’s transactions in and earnings from investments in the affiliated Fund for the period ended March 31, 2024 (amounts in thousands†):

Investments in PIMCO Senior Loan Active Exchange-Traded Fund

Market Value 03/31/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2024	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$0	$56,266	$0	$0	$1,242	$57,508	$2,547	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Loans and Other Indebtedness, Loan Participations and Assignments are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private

ANNUAL REPORT	MARCH 31, 2024	49

Notes to Financial Statements (Cont.)

transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

50	PIMCO HIGH YIELD FUND

March 31, 2024

Payment In-Kind Securities may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

ANNUAL REPORT	MARCH 31, 2024	51

Notes to Financial Statements (Cont.)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Line of Credit The Fund entered into a 364-day senior unsecured revolving credit agreement with State Street Bank & Trust Company and other commercial banks to be utilized for temporary purposes to fund shareholder redemptions or for other short-term liquidity purposes. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. The Fund pays financing charges based on a combination of an overnight bank funding rate based on variable rate plus a credit spread. The Fund also pays a fee of 0.15% per annum on the unused commitment amounts. As of March 31, 2024, if applicable any outstanding borrowings would be disclosed as a payable for line of credit on the Statement of Assets and Liabilities. Interest and Commitment and Upfront fees, if any, paid by the Fund are disclosed as part of the interest expense on the Statement of Operations.

During the period, there were no borrowings on this line of credit. The maximum available commitment and related fees for the revolving credit agreement are:

Maximum Available Commitment*	Expiration Date	Commitment and Upfront Fees

$243,000,000	08/27/2024	$655,106

*	Maximum available commitment prior to renewal on August 29, 2023, for the Fund was $252,000,000.

(b) Repurchase Agreements Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians (in the case of tri-party repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, the Fund has used bilateral repurchase agreements wherein the underlying securities will be held by the Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(c) Reverse Repurchase Agreements In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and

52	PIMCO HIGH YIELD FUND

March 31, 2024

date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(d) Sale-Buybacks A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(e) Short Sales Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

ANNUAL REPORT	MARCH 31, 2024	53

Notes to Financial Statements (Cont.)

(f) Interfund Lending In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended March 31, 2024, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts

54	PIMCO HIGH YIELD FUND

March 31, 2024

or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Swap Agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

ANNUAL REPORT	MARCH 31, 2024	55

Notes to Financial Statements (Cont.)

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may fail to perform or meet an obligation or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

56	PIMCO HIGH YIELD FUND

March 31, 2024

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indexes involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indexes are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indexes may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indexes are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indexes changes periodically, usually every six months, and for most indexes, each name has an equal weight in the index. Credit default swaps on credit indexes may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indexes are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and

ANNUAL REPORT	MARCH 31, 2024	57

Notes to Financial Statements (Cont.)

credit indexes, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk is the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

58	PIMCO HIGH YIELD FUND

March 31, 2024

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. The Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Non-centrally-cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally-cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and the Fund’s performance.

Equity Risk is the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities. In addition, preferred securities may be subject to greater credit risk or other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rates, regulatory changes and special redemption rights.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. The Fund may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with the other of the Fund’s guidelines), which generally carry higher levels of the foregoing risks.

ANNUAL REPORT	MARCH 31, 2024	59

Notes to Financial Statements (Cont.)

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to the Fund.

LIBOR Transition Risk is the risk related to the discontinuation and replacement of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely or relied in some fashion upon LIBOR. Although the transition process away from LIBOR for most instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or the continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain and could result in losses to the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with

60	PIMCO HIGH YIELD FUND

March 31, 2024

financial, economic and global market disruptions, and cyber security risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund.

Government Intervention in Financial Markets Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/ or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks

ANNUAL REPORT	MARCH 31, 2024	61

Notes to Financial Statements (Cont.)

resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders may suffer losses as a result of a cyber security breach related to the Fund, its service providers, trading counterparties or the issuers in which the Fund invests.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

62	PIMCO HIGH YIELD FUND

March 31, 2024

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. FCM customers, such as the Fund, are permitted to transfer their customer account (and cleared derivative transactions held in such customer account) from one FCM to another FCM. Upon completion of the transfer, the customer maintains the same economic position with respect to the outstanding exposure. As such, these transfers are not recognized as dispositions and reacquisitions of the affected derivative positions. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The porting of exposure between FCMs has no impact on the market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin; these values as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs,

ANNUAL REPORT	MARCH 31, 2024	63

Notes to Financial Statements (Cont.)

including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R

0.25%	0.30%	0.40%	0.50%(1)	0.30%	0.40%	0.40%	0.40%

(1)	PIMCO has contractually agreed, through July 31, 2024, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

64	PIMCO HIGH YIELD FUND

March 31, 2024

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

Class R	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2024, the Distributor retained $2,415,092 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational and offering expenses of the Trust and the Fund, and any other expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation Pursuant to the Expense Limitation Agreement, PIMCO has contractually agreed, through July 31, 2024, to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee

ANNUAL REPORT	MARCH 31, 2024	65

Notes to Financial Statements (Cont.)

Fees exceed 0.0049% (the “Expense Limit”) (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. As of March 31, 2024, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2024, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Expense Limitation Agreement and I-3 Fee Waiver Agreement, waiver amounts are reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2024, the amount waived and/or reimbursed was $5,917.

(f) Acquired Fund Fees and Expenses PIMCO has contractually agreed, through July 31, 2024, for the PIMCO High Yield Fund to waive its Management Fee in an amount equal to the expenses attributable to Investment Advisory, Supervisory and Administrative, and Management Fees of Underlying Funds indirectly incurred by the Fund’s investments in series of PIMCO ETF Trust and PIMCO Equity Series. The waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2024, the amount waived and/or reimbursed was $185,667.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure

66	PIMCO HIGH YIELD FUND

March 31, 2024

under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2024, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$522,952	$571,218	$3,819,539	$2,841,675

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2024		Year Ended 03/31/2023

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	385,679	$2,975,677	550,058	$4,306,587

I-2	11,880	91,938	33,399	259,837

I-3	2,099	16,102	9,784	75,609

Administrative Class	7,149	55,113	9,930	78,916

Class A	8,848	68,640	9,005	70,129

Class C	351	2,699	456	3,554

Class R	1,440	11,179	928	7,330

Issued as reinvestment of distributions

Institutional Class	47,243	$366,228	56,317	$434,743

I-2	2,473	19,126	3,197	24,692

I-3	88	682	339	2,603

Administrative Class	2,246	17,391	2,949	22,755

Class A	3,143	24,342	4,412	34,041

Class C	89	693	142	1,097

Class R	219	1,700	287	2,213

ANNUAL REPORT	MARCH 31, 2024	67

Notes to Financial Statements (Cont.)

	Year Ended 03/31/2024		Year Ended 03/31/2023

	Shares	Amount	Shares	Amount

Cost of shares redeemed

Institutional Class	(343,055)	(2,637,570)	(716,867)	(5,582,957)

I-2	(26,300)	(201,697)	(42,197)	(328,437)

I-3	(2,285)	(17,395)	(11,263)	(86,100)

Administrative Class	(12,561)	(97,396)	(15,147)	(117,568)

Class A	(19,080)	(147,492)	(20,528)	(159,487)

Class C	(817)	(6,300)	(1,407)	(10,950)

Class R	(1,494)	(11,541)	(1,177)	(9,126)

Net increase (decrease) resulting from Fund share transactions	67,355	$532,119	(127,383)	$(970,519)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2024, two persons owned of record or beneficially 10% or more of the Fund’s total outstanding shares comprising 46% of the Fund.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2024, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2024, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO High Yield Fund	$8,408	$0	$(187,201)	$(3,725)	$(606,738)	$0	$0	$(789,256)

68	PIMCO HIGH YIELD FUND

March 31, 2024

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, straddle loss deferrals, interest accrued on defaulted securities, and return of capital distributions from underlying funds.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2023 through March 31, 2024 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2023 through March 31, 2024 and Ordinary losses realized during the period January 1, 2024 through March 31, 2024 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2024, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO High Yield Fund	$69,212	$537,526

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2024, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO High Yield Fund	$8,741,018	$123,415	$(309,365)	$(185,950)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, straddle loss deferrals, interest accrued on defaulted securities, and return of capital distributions from underlying funds.

For the fiscal years ended March 31, 2024 and March 31, 2023, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2024			March 31, 2023

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO High Yield Fund	$475,373	$0	$0	$480,413	$111,966	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2024	69

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO High Yield Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO High Yield Fund (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2024, the related statement of operations for the year ended March 31, 2024, the statement of changes in net assets for each of the two years in the period ended March 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2024 and the financial highlights for each of the five years in the period ended March 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2024

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

70	PIMCO HIGH YIELD FUND

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GSC	Goldman Sachs & Co. LLC
BPS	BNP Paribas S.A.	JML	JP Morgan Securities Plc
BRC	Barclays Bank PLC	JPM	JP Morgan Chase Bank N.A.
DEU	Deutsche Bank Securities, Inc.	MBC	HSBC Bank Plc
DUB	Deutsche Bank AG	MYI	Morgan Stanley & Co. International PLC
FICC	Fixed Income Clearing Corporation	SCX	Standard Chartered Bank, London
GLM	Goldman Sachs Bank USA	UAG	UBS AG Stamford

Currency Abbreviations:
CAD	Canadian Dollar	GBP	British Pound
EUR	Euro	USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	TSFR1M	Term SOFR 1-Month

Other Abbreviations:
DAC	Designated Activity Company	TBD	To-Be-Determined
PIK	Payment-in-Kind	TBD%	Interest rate to be determined when loan settles or at the time of funding
TBA	To-Be-Announced

ANNUAL REPORT	MARCH 31, 2024	71

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2024 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2024 was designated as ‘‘qualified dividend income’’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2024.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only). Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2024 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2024 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends. The Fund intends to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) amount of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†
PIMCO High Yield Fund	0%	0%	$430,381	$0	$352,212

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2025, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2024.

Section 199A Dividends. Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends

PIMCO High Yield Fund	0%

72	PIMCO HIGH YIELD FUND

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	161	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, State Auto Financial Corporation (2016-2022).

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	MARCH 31, 2024	73

Management of the Trust (Cont.)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	161	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

(*)	Unless otherwise noted, the information for the individuals listed is as of March 31, 2024.
(1)	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
(†)	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Joshua D. Ratner (1976)** President	01/2024 to present	Executive Vice President and Head of Americas Fund and Client Operations; Deputy General Counsel, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO Flexible Real Estate Income Fund, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill (1980)** Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Carol K. Chan (1982) Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Alyssa M. Creighton (1974) Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

74	PIMCO HIGH YIELD FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Jason R. Duran (1977) Vice President	02/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Kenneth W. Lee (1972) Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Greg J. Mason (1980)*** Vice President	05/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Colleen P. McLaughlin (1983)*** Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Shiv Narain (1981) Vice President	01/2024 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Keith A. Werber (1973) Vice President	05/2022 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Paul T. Wildermuth (1979) Vice President	01/2024 to present	Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Brandon T. Evans (1982) Deputy Treasurer	01/2024 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO Flexible Real Estate Income Fund and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Matthew L. Goodman (1977)** Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Laine E. Pacetti (1989) Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Jason R. Stern (1979)** Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

ANNUAL REPORT	MARCH 31, 2024	75

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Chi H. Vu (1983) Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

(*)	Unless otherwise noted, the information for the individuals listed is as of March 31, 2024.
(†)

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Access Income Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Dynamic Income Strategy Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

(**)	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
(***)	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

76	PIMCO HIGH YIELD FUND

Privacy Policy1

(Unaudited)

The Funds2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

ANNUAL REPORT	MARCH 31, 2024	77

Privacy Policy1 (Cont.)

(Unaudited)

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

78	PIMCO HIGH YIELD FUND

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 13-14, 2024, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2024. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2024.

ANNUAL REPORT	MARCH 31, 2024	79

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

1100 Main Street, Suite 400

Kansas City, MO 64105

Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

SS&C Global Investor & Distribution Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF3020AR_033124

PIMCO FUNDS

Annual Report

March 31, 2024

PIMCO Income Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Market Insights

Dear Shareholder,

This annual report covers the 12-month reporting period ended March 31, 2024 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and a discussion of certain factors that affected performance during the reporting period.

The global economy continued to expand despite persistent inflation, tighter credit conditions, and geopolitical concerns affecting many countries. This resilience appeared particularly evident in the United States (“U.S.”). In contrast, several other developed market economies experienced relatively flat or negative growth over the reporting period.

Several central banks paused interest-rate hikes

Inflation eased over the reporting period but remained above central bank targets for many economies. Several central banks did not increase interest rates in the second half of 2023 and the beginning of 2024, following a series of rate increases in 2022 and the first half of 2023. The U.S. Federal Reserve (the “Fed”) raised the federal funds rate a total of 5.25% from March 2022 to July 2023, and then held rates steady from September 2023 to March 2024. At its March meeting, the Fed communicated that the policy rate may be at its peak for the most recent tightening cycle, and that it may be appropriate to begin cutting rates later in 2024. The European Central Bank (“ECB”) raised its deposit facility rate for the euro area a total of 4.50% from July 2022 to September 2023, and then held rates steady at its next four meetings. Meanwhile, the Bank of England (“BoE”) raised its Bank Rate a total of 5.15% from December 2019 to July 2023 and held rates steady at its next five meetings. Neither the ECB nor BoE ruled out the possibility of rate cuts in 2024. In contrast, the Bank of Japan raised its short-term policy rate from -0.1% to between zero and 0.1% in March 2024, which was the first increase since 2007.

Financial markets posted positive returns

The yield on the benchmark 10-year U.S. Treasury increased during the reporting period. In many other developed markets, yields on 10-year government bonds also moved higher. Overall, the global bond market rallied toward the end of 2023, bolstered by central bank officials’ policy pronouncements signaling a possible end to monetary tightening. However, the market then weakened during the first quarter of 2024. During the reporting period, lower-rated global bonds generally outperformed their higher-rated counterparts. Global equities rallied, while commodities were mixed. The U.S. dollar strengthened against the Japanese yen and, to a lesser extent, the euro, but fell relative to the British pound.

We continue to work diligently to navigate dynamic global markets and manage the assets that you have entrusted with us. We encourage you to speak with your financial advisor about your goals and visit global.pimco.com for our latest insights.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Total Returns of Certain Asset Classes for the Period Ended March 31, 2024

Asset Class (as measured by, currency)	12-Month

U.S. large cap equities (S&P 500 Index, USD)	29.88%

Global equities (MSCI World Index, USD)	25.11%

European equities (MSCI Europe Index, EUR)	14.79%

Emerging market equities (MSCI Emerging Markets Index, EUR)	8.15%

Japanese equities (Nikkei 225 Index, JPY)	46.50%

Emerging market local bonds (JPMorgan Government Bond Index-Emerging Markets Global Diversified Index, USD Unhedged)	4.91%

Emerging market external debt (JPMorgan Emerging Markets Bond Index (EMBI) Global, USD Hedged)	9.53%

Below investment grade bonds (ICE BofA Developed Markets High Yield Constrained Index, USD Hedged)	11.60%

Global investment grade credit bonds (Bloomberg Global Aggregate Credit Index, USD Hedged)	5.59%

Fixed-rate, local currency government debt of investment grade countries (Bloomberg Global Treasury Index, USD Hedged)	3.48%

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions or are appropriate for all investors and each investor should evaluate their ability to invest for the long-term, especially during periods of downturn in the market. Outlook and strategies are subject to change without notice.

2	PIMCO INCOME FUND

Important Information About the PIMCO Income Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Income Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, remain high. In efforts to combat inflation, the U.S. Federal Reserve (the “Fed”) raised interest rates multiple times in 2022 and 2023. In the second half of 2023 and the beginning of 2024, however, the Fed paused the rate hikes, keeping interest rates steady. It is uncertain whether rates will remain steady, increase or decrease in the future. As such, the Fund may face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Schedule of Investments and other sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

In February 2022, Russia launched an invasion of Ukraine. As a result, Russia and other countries, persons and entities that have provided material aid to Russia’s aggression against Ukraine, have

ANNUAL REPORT	MARCH 31, 2024	3

Important Information About the PIMCO Income Fund (Cont.)

been the subject of economic sanctions and import and export controls imposed by countries throughout the world, including the United States. Such measures have had and may continue to have an adverse effect on the Russian, Belarusian and other securities and economies, which may, in turn, negatively impact the Fund. The extent, duration and impact of Russia’s military action in Ukraine, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional, European and global economies and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. Further, the Fund may have investments in securities and instruments that are economically tied to the region and may have been negatively impacted by the sanctions and counter-sanctions by Russia, including declines in value and reductions in liquidity. The sanctions may cause the Fund to sell portfolio holdings at a disadvantageous time or price or to continue to hold investments that the Fund may no longer seek to hold. PIMCO will continue to actively manage these positions in the best interests of the Fund and its shareholders.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities. The United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR was traditionally an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain, and may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how and when industry participants adopt new reference rates for affected instruments. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of the Fund that holds such instrument. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund and issuers in which it invests. For example, if a bank at which the Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

4	PIMCO INCOME FUND

Issuers in which the Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Fund invests remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which it invests.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

ANNUAL REPORT	MARCH 31, 2024	5

Important Information About the PIMCO Income Fund (Cont.)

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status
PIMCO Income Fund	03/30/07	03/30/07	04/30/08	04/27/18	03/30/07	03/30/07	03/30/07	03/30/07	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

SEC rules allow the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling

6	PIMCO INCOME FUND

(888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Fund) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and exchange-traded fund (“ETF”) shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading. As such, beginning in July 2024, the Fund must comply with certain new requirements which include, but are not limited to, making significant updates to the content of its shareholder reports and mailing paper copies of the new tailored shareholder reports to shareholders who have not opted to receive shareholder report documents electronically.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.

In November 2022, the SEC adopted amendments to Form N-PX under the Investment Company Act of 1940, as amended, to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments were effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion).

ANNUAL REPORT	MARCH 31, 2024	7

PIMCO Income Fund

Cumulative Returns Through March 31, 2024

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2024

	1 Year	5 Years	10 Years	Fund Inception (03/30/07)
PIMCO Income Fund Institutional Class	8.05%	3.06%	4.26%	6.77%
PIMCO Income Fund I-2	7.95%	2.96%	4.16%	6.66%
PIMCO Income Fund I-3	7.89%	2.91%	4.08%	6.56%
PIMCO Income Fund Administrative Class	7.79%	2.81%	4.01%	6.51%
PIMCO Income Fund Class A	7.63%	2.65%	3.85%	6.34%
PIMCO Income Fund Class A (adjusted)	3.56%	1.87%	3.45%	6.10%
PIMCO Income Fund Class C	6.83%	1.89%	3.08%	5.57%
PIMCO Income Fund Class C (adjusted)	5.83%	1.89%	3.08%	5.57%
PIMCO Income Fund Class R	7.36%	2.40%	3.59%	6.08%
Bloomberg U.S. Aggregate Index	1.70%	0.36%	1.54%	2.94%
Lipper Multi-Sector Income Funds Average	6.58%	1.98%	2.68%	4.16%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 03/31/2007.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 0.62% for Institutional Class shares, 0.72% for I-2 shares, 0.82% for I-3 shares, 0.87% for Administrative Class shares, 1.02% for Class A shares, 1.77% for Class C shares and 1.27% for Class R shares. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

8	PIMCO INCOME FUND

Institutional Class - PIMIX	I-2 - PONPX	I-3 - PIPNX	Administrative Class - PIINX
Class A - PONAX	Class C - PONCX	Class R - PONRX

Allocation Breakdown as of March 31, 2024†§

U.S. Government Agencies	41.1%
Non-Agency Mortgage-Backed Securities	21.0%
Asset-Backed Securities	12.0%
U.S. Treasury Obligations	8.9%
Corporate Bonds & Notes	6.4%
Short-Term Instruments‡	4.4%
Sovereign Issues	3.9%
Loan Participations and Assignments	1.5%
Other	0.8%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Income Fund seeks to maximize current income, with long-term capital appreciation as a secondary objective, by investing under normal circumstances at least 65% of its total assets in a multi-sector portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will seek to maintain a high and consistent level of dividend income by investing in a broad array of fixed income sectors and utilizing income efficient implementation strategies. The capital appreciation sought by the Fund generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Long exposure to the U.S. cash rate contributed to performance, as the 3-month Secured Overnight Financing Rate remained elevated.

»	Long exposure to U.S. duration contributed to performance, as interest rates fell across all tenors of the U.S. yield curve.

»	Holdings of agency mortgage-backed securities (“MBS”) contributed to performance, as agency MBS spreads tightened across the higher portion of the coupon stack.
»	Short exposure to Japanese duration detracted from performance, as interest rates fell across the intermediate portion of the Japanese sovereign curve.

»	Short exposure to the Canadian dollar detracted from performance, as the currency appreciated against the U.S. dollar.

»	Long exposure to the Japanese yen detracted from performance, as the currency depreciated against the U.S. dollar.

ANNUAL REPORT	MARCH 31, 2024	9

Expense Example PIMCO Income Fund (Consolidated)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2023 to March 31, 2024 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Beginning Account Value (10/01/23)	Ending Account Value (03/31/24)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,073.50	$4.49	$1,000.00	$1,020.54	$4.37	0.87%
I-2	1,000.00	1,073.00	5.00	1,000.00	1,020.04	4.87	0.97
I-3	1,000.00	1,072.70	5.31	1,000.00	1,019.74	5.17	1.03
Administrative Class	1,000.00	1,072.20	5.77	1,000.00	1,019.29	5.62	1.12
Class A	1,000.00	1,071.40	6.54	1,000.00	1,018.55	6.37	1.27
Class C	1,000.00	1,067.40	10.38	1,000.00	1,014.82	10.12	2.02
Class R	1,000.00	1,070.10	7.82	1,000.00	1,017.30	7.62	1.52

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

10	PIMCO INCOME FUND

Benchmark Description

Index*	Benchmark Description

Bloomberg U.S. Aggregate Index	Bloomberg U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indexes that are calculated and reported on a regular basis.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2024	11

Financial Highlights PIMCO Income Fund (Consolidated)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

03/31/2024	$10.46	$0.52	$0.28	$0.80	$(0.66)	$0.00	$0.00	$(0.66)

03/31/2023	11.32	0.45	(0.60)	(0.15)	(0.71)	0.00	0.00	(0.71)

03/31/2022	11.98	0.43	(0.61)	(0.18)	(0.48)	0.00	0.00	(0.48)

03/31/2021	10.97	0.46	1.09	1.55	(0.26)	0.00	(0.28)	(0.54)

03/31/2020	12.00	0.54	(0.87)	(0.33)	(0.70)	0.00	0.00	(0.70)

I-2

03/31/2024	10.46	0.51	0.28	0.79	(0.65)	0.00	0.00	(0.65)

03/31/2023	11.32	0.44	(0.60)	(0.16)	(0.70)	0.00	0.00	(0.70)

03/31/2022	11.98	0.42	(0.61)	(0.19)	(0.47)	0.00	0.00	(0.47)

03/31/2021	10.97	0.45	1.09	1.54	(0.25)	0.00	(0.28)	(0.53)

03/31/2020	12.00	0.53	(0.87)	(0.34)	(0.69)	0.00	0.00	(0.69)

I-3

03/31/2024	10.46	0.50	0.28	0.78	(0.64)	0.00	0.00	(0.64)

03/31/2023	11.32	0.43	(0.60)	(0.17)	(0.69)	0.00	0.00	(0.69)

03/31/2022	11.98	0.41	(0.61)	(0.20)	(0.46)	0.00	0.00	(0.46)

03/31/2021	10.97	0.44	1.09	1.53	(0.24)	0.00	(0.28)	(0.52)

03/31/2020	12.00	0.52	(0.87)	(0.35)	(0.68)	0.00	0.00	(0.68)

Administrative Class

03/31/2024	10.46	0.49	0.28	0.77	(0.63)	0.00	0.00	(0.63)

03/31/2023	11.32	0.42	(0.60)	(0.18)	(0.68)	0.00	0.00	(0.68)

03/31/2022	11.98	0.40	(0.61)	(0.21)	(0.45)	0.00	0.00	(0.45)

03/31/2021	10.97	0.43	1.09	1.52	(0.23)	0.00	(0.28)	(0.51)

03/31/2020	12.00	0.51	(0.87)	(0.36)	(0.67)	0.00	0.00	(0.67)

Class A

03/31/2024	10.46	0.47	0.29	0.76	(0.62)	0.00	0.00	(0.62)

03/31/2023	11.32	0.40	(0.60)	(0.20)	(0.66)	0.00	0.00	(0.66)

03/31/2022	11.98	0.38	(0.61)	(0.23)	(0.43)	0.00	0.00	(0.43)

03/31/2021	10.97	0.41	1.10	1.51	(0.22)	0.00	(0.28)	(0.50)

03/31/2020	12.00	0.49	(0.87)	(0.38)	(0.65)	0.00	0.00	(0.65)

Class C

03/31/2024	10.46	0.39	0.29	0.68	(0.54)	0.00	0.00	(0.54)

03/31/2023	11.32	0.32	(0.60)	(0.28)	(0.58)	0.00	0.00	(0.58)

03/31/2022	11.98	0.29	(0.61)	(0.32)	(0.34)	0.00	0.00	(0.34)

03/31/2021	10.97	0.32	1.10	1.42	(0.13)	0.00	(0.28)	(0.41)

03/31/2020	12.00	0.40	(0.87)	(0.47)	(0.56)	0.00	0.00	(0.56)

12	PIMCO INCOME FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$10.60	7.95%	$87,738,190	0.83%	0.83%	0.50%	0.50%	4.98%	588%

10.46	(1.21)	70,579,570	0.62	0.62	0.50	0.50	4.18	426

11.32	(1.62)	76,380,731	0.51	0.51	0.50	0.50	3.61	319

11.98	14.37	74,544,238	0.62	0.62	0.50	0.50	3.91	396

10.97	(3.09)	59,316,252	1.09	1.09	0.50	0.50	4.51	421

10.60	7.84	39,812,573	0.93	0.93	0.60	0.60	4.88	588

10.46	(1.31)	29,893,100	0.72	0.72	0.60	0.60	4.08	426

11.32	(1.72)	33,996,793	0.61	0.61	0.60	0.60	3.51	319

11.98	14.26	34,285,486	0.72	0.72	0.60	0.60	3.81	396

10.97	(3.19)	29,064,542	1.19	1.19	0.60	0.60	4.40	421

10.60	7.79	1,997,652	0.98	1.03	0.65	0.70	4.85	588

10.46	(1.36)	1,594,343	0.77	0.82	0.65	0.70	4.04	426

11.32	(1.77)	878,330	0.66	0.71	0.65	0.70	3.46	319

11.98	14.21	1,020,788	0.77	0.82	0.65	0.70	3.76	396

10.97	(3.24)	678,734	1.24	1.29	0.65	0.70	4.33	421

10.60	7.68	269,441	1.08	1.08	0.75	0.75	4.70	588

10.46	(1.46)	314,410	0.87	0.87	0.75	0.75	3.92	426

11.32	(1.87)	377,580	0.76	0.76	0.75	0.75	3.37	319

11.98	14.09	454,978	0.87	0.87	0.75	0.75	3.66	396

10.97	(3.33)	403,685	1.34	1.34	0.75	0.75	4.25	421

10.60	7.52	13,708,221	1.23	1.23	0.90	0.90	4.57	588

10.46	(1.60)	12,780,183	1.02	1.02	0.90	0.90	3.77	426

11.32	(2.02)	15,042,742	0.91	0.91	0.90	0.90	3.21	319

11.98	13.92	17,240,908	1.02	1.02	0.90	0.90	3.52	396

10.97	(3.48)	15,928,413	1.49	1.49	0.90	0.90	4.12	421

10.60	6.72	3,772,713	1.98	1.98	1.65	1.65	3.81	588

10.46	(2.34)	4,164,178	1.77	1.77	1.65	1.65	3.02	426

11.32	(2.75)	5,616,649	1.66	1.66	1.65	1.65	2.46	319

11.98	13.08	7,005,169	1.77	1.77	1.65	1.65	2.77	396

10.97	(4.20)	7,924,011	2.24	2.24	1.65	1.65	3.36	421

ANNUAL REPORT	MARCH 31, 2024	13

Financial Highlights PIMCO Income Fund (Consolidated) (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Class R

03/31/2024	$10.46	$0.45	$0.28	$0.73	$(0.59)	$0.00	$0.00	$(0.59)

03/31/2023	11.32	0.38	(0.60)	(0.22)	(0.64)	0.00	0.00	(0.64)

03/31/2022	11.98	0.35	(0.61)	(0.26)	(0.40)	0.00	0.00	(0.40)

03/31/2021	10.97	0.38	1.10	1.48	(0.19)	0.00	(0.28)	(0.47)

03/31/2020	12.00	0.46	(0.87)	(0.41)	(0.62)	0.00	0.00	(0.62)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund. Additionally, excludes initial sales charges and contingent deferred sales charges.

14	PIMCO INCOME FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$10.60	7.26%	$479,264	1.48%	1.48%	1.15%	1.15%	4.32%	588%

10.46	(1.85)	449,836	1.27	1.27	1.15	1.15	3.53	426

11.32	(2.26)	511,456	1.16	1.16	1.15	1.15	2.96	319

11.98	13.64	542,629	1.27	1.27	1.15	1.15	3.26	396

10.97	(3.72)	512,039	1.74	1.74	1.15	1.15	3.85	421

ANNUAL REPORT	MARCH 31, 2024	15

Consolidated Statement of Assets and Liabilities PIMCO Income Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$215,119,891
Investments in Affiliates	8,231,101

Financial Derivative Instruments
Exchange-traded or centrally cleared	187,683
Over the counter	766,889
Cash	16,423
Deposits with counterparty	25,427
Foreign currency, at value	1,177,822
Receivable for investments sold	113,780
Receivable for investments sold on a delayed-delivery basis	25,472
Receivable for TBA investments sold	60,653,441
Receivable for Fund shares sold	245,314
Interest and/or dividends receivable	771,915
Dividends receivable from Affiliates	45,616
Reimbursement receivable from PIMCO	82
Other assets	11

Total Assets	287,380,867

Liabilities:

Borrowings & Other Financing Transactions
Payable for short sales	$873,842

Financial Derivative Instruments
Exchange-traded or centrally cleared	191,466
Over the counter	540,126
Payable for investments purchased	2,161,221
Payable for investments in Affiliates purchased	50,030
Payable for investments purchased on a delayed-delivery basis	209,617
Payable for TBA investments purchased	134,567,860
Payable for unfunded loan commitments	25,163
Deposits from counterparty	522,274
Payable for Fund shares redeemed	322,256
Distributions payable	63,340
Accrued investment advisory fees	30,834
Accrued supervisory and administrative fees	36,747
Accrued distribution fees	2,546
Accrued servicing fees	3,785
Accrued taxes payable	1,704
Foreign capital gains tax payable	2

Total Liabilities	139,602,813

Commitments and Contingent Liabilities^

Net Assets	$147,778,054

Net Assets Consist of:

Paid in capital	$163,280,688
Distributable earnings (accumulated loss)	(15,502,634)

Net Assets	$147,778,054

Cost of investments in securities	$225,720,648
Cost of investments in Affiliates	$8,508,682
Cost of foreign currency held	$1,179,383
Proceeds received on short sales	$873,028
Cost or premiums of financial derivative instruments, net	$1,389,564

* Includes repurchase agreements of:	$17,295

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information.

16	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2024

Net Assets:

Institutional Class	$87,738,190
I-2	39,812,573
I-3	1,997,652
Administrative Class	269,441
Class A	13,708,221
Class C	3,772,713
Class R	479,264

Shares Issued and Outstanding:

Institutional Class	8,279,400
I-2	3,756,898
I-3	188,508
Administrative Class	25,425
Class A	1,293,561
Class C	355,999
Class R	45,225

Net Asset Value Per Share Outstanding(a):

Institutional Class	$10.60
I-2	10.60
I-3	10.60
Administrative Class	10.60
Class A	10.60
Class C	10.60
Class R	10.60

(a) Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	MARCH 31, 2024	17

Consolidated Statement of Operations PIMCO Income Fund

Year Ended March 31, 2024
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$6,983,606
Dividends, net of foreign taxes**	50,784
Dividends from Investments in Affiliates	462,029
Miscellaneous income	21,085
Total Income	7,517,504

Expenses:

Investment advisory fees	323,722
Supervisory and administrative fees	386,161
Distribution and/or servicing fees - Administrative Class	706
Distribution and/or servicing fees - Class A	32,503
Distribution and/or servicing fees - Class C	38,663
Distribution and/or servicing fees - Class R	2,256
Trustee fees	803
Interest expense	423,580
Miscellaneous expense	360
Total Expenses	1,208,754
Waiver and/or Reimbursement by PIMCO	(734)
Net Expenses	1,208,020

Net Investment Income (Loss)	6,309,484

Net Realized Gain (Loss):

Investments in securities	(3,283,947)
Investments in Affiliates	468
Exchange-traded or centrally cleared financial derivative instruments	(948,671)
Over the counter financial derivative instruments	250,985
Short sales	36
Foreign currency	(271,418)

Net Realized Gain (Loss)	(4,252,547)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities, net of foreign capital gains tax***	3,214,618
Investments in Affiliates	145,863
Exchange-traded or centrally cleared financial derivative instruments	4,175,095
Over the counter financial derivative instruments	349,906
Short sales	40
Foreign currency assets and liabilities	131,430

Net Change in Unrealized Appreciation (Depreciation)	8,016,952

Net Increase (Decrease) in Net Assets Resulting from Operations	$10,073,889

* Foreign tax withholdings - Interest	$2

** Foreign tax withholdings - Dividends	$35

*** Foreign capital gains tax	$(1,704)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO INCOME FUND	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO Income Fund

(Amounts in thousands†)	Year Ended March 31, 2024	Year Ended March 31, 2023

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$6,309,484	$4,829,313
Net realized gain (loss)	(4,252,547)	(1,233,337)
Net change in unrealized appreciation (depreciation)	8,016,952	(5,920,399)

Net Increase (Decrease) in Net Assets Resulting from Operations	10,073,889	(2,324,423)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(4,904,946)	(4,543,302)
I-2	(2,105,488)	(1,911,626)
I-3	(91,384)	(96,237)
Administrative Class	(17,306)	(20,172)
Class A	(776,993)	(819,526)
Class C	(201,873)	(250,247)
Class R	(25,825)	(27,176)

Total Distributions(a)	(8,123,815)	(7,668,286)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	26,052,360	(3,035,952)

Total Increase (Decrease) in Net Assets	28,002,434	(13,028,661)

Net Assets:

Beginning of year	119,775,620	132,804,281
End of year	$147,778,054	$119,775,620

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2024	19

Consolidated Schedule of Investments PIMCO Income Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 145.5%

LOAN PARTICIPATIONS AND ASSIGNMENTS 2.2%

AI Silk Midco Ltd.
TBD% due 02/24/2031	EUR	47,400	$49,790

Aligned Data Centers International LP
8.821% (TSFR03M + 3.500%) due 05/16/2028 «~		$159,300	156,114

American Airlines, Inc.
10.329% (TSFR03M + 4.750%) due 04/20/2028 ~		109,225	113,617

Amsurg
10.123% (TSFR03M + 4.750%) due 11/03/2028 «~		173,078	173,078
14.248% due 07/20/2026 «~		698,270	698,269

Avolon TLB Borrower 1 U.S. LLC
7.329% (TSFR1M + 2.000%) due 06/22/2028 ~		7,951	7,962

Carnival Corp.
8.695% (TSFR1M + 3.250%) due 10/18/2028 ~		31,936	32,019

Charter Communications Operating LLC
7.076% (TSFR1M + 1.750%) due 02/01/2027 ~		6,385	6,391

DirecTV Financing LLC
10.445% (TSFR1M + 5.000%) due 08/02/2027 ~		33,020	33,103

Emerald TopCo, Inc.
8.832% (TSFR1M + 3.500%) due 07/24/2026 ~		6,036	6,012

Encina Private Credit LLC
TBD% - 9.134% due 11/30/2025 «µ		62,166	61,263

Envalior Finance GmbH
9.412% (EUR003M + 5.500%) due 03/29/2030 ~	EUR	118,900	118,785
10.813% (TSFR03M + 5.500%) due 03/29/2030 ~		$214,492	199,924

Finastra U.S.A., Inc.
0.500% - 12.571% (TSFR1M + 7.250%) due 09/13/2029 «~µ		5,733	5,733

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
12.459% - 12.575% (TSFR03M + 7.250%) due 09/13/2029 «~		$55,267	$55,713

GHH Holdings Ltd.
7.145% due 12/04/2024 «(l)	GBP	73,974	91,926

iHeartCommunications, Inc.
8.445% due 05/01/2026		$2,639	2,318

Lealand Finance Co. BV
8.442% (TSFR1M + 3.000%) due 06/28/2024 ~		2,410	1,325

Lealand Finance Co. BV (6.441% Cash and 3.000% PIK)
9.441% due 06/30/2025 (d)		5,863	2,428

Market Bidco Ltd.
8.651% (EUR003M + 4.750%) due 11/04/2027 ~	EUR	231,303	243,339

MH SUB I, LLC
9.580% (TSFR1M + 4.250%) due 05/03/2028 ~		$2,822	2,809

Poseidon Bidco SASU
8.902% (EUR003M + 5.000%) due 03/13/2030 ~	EUR	235,200	249,849

Project Luminous
8.325% (TSFR1M + 3.000%) due 12/15/2024 «~(l)		$75,301	71,589

Project Quasar Pledgco SLU
7.093% (EUR001M + 3.250%) due 03/15/2026 «~	EUR	98,740	103,361

Softbank Vision Fund
6.000% due 12/23/2025 «		$456,211	435,721

Sotera Health Holdings LLC
8.195% due 12/11/2026		29,413	29,364

SS&C European Holdings SARL
7.195% (TSFR1M + 1.750%) due 04/16/2025 ~		13,568	13,585

SS&C Technologies, Inc.
7.195% (TSFR1M + 1.750%) due 04/16/2025 ~		14,294	14,312

Syniverse Holdings, Inc.
12.302% (TSFR03M + 7.000%) due 05/13/2027 ~		56,344	53,934

20	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

TransDigm, Inc.
8.059% (TSFR03M + 3.250%) due 02/22/2027 ~		$20,048	$20,111
8.570% (TSFR03M + 3.250%) due 08/24/2028 ~		77,743	78,095

U.S. Renal Care, Inc.
10.442% (TSFR1M + 5.000%) due 06/20/2028 ~		24,704	21,534

Westmoreland Mining Holdings LLC
8.000% due 03/15/2029		5,508	3,580

Windstream Services LLC
9.430% due 02/23/2027		56,290	55,727
11.680% due 09/21/2027		35,642	34,907

Worldpay LLC
8.309% (TSFR1M + 3.000%) due 01/31/2031 ~		16,550	16,629

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038		5,712	5,156

Total Loan Participations and Assignments (Cost $3,238,243)			3,269,372

CORPORATE BONDS & NOTES 9.6%

BANKING & FINANCE 4.4%

Adler Financing SARL (12.500% PIK)
12.500% due 06/30/2025 (d)	EUR	1,878	2,317

Agps Bondco PLC
5.000% due 04/27/2027		2,300	962
5.500% due 11/13/2026		400	168

Ambac Assurance Corp.
5.100% due 12/31/2099 (j)		$352	510

American Assets Trust LP
3.375% due 02/01/2031		32,050	26,157

Avolon Holdings Funding Ltd.
2.528% due 11/18/2027		115,420	102,714

Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026	EUR	60,500	62,064

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.625% due 04/28/2025	EUR	10,922	$11,511
3.625% due 09/24/2024		9,350	10,032
7.708% due 01/18/2028 •		2,000	2,263

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	166,500	44,258

Banco Santander SA
4.250% due 04/11/2027		$28,400	27,527
6.527% due 11/07/2027 •		95,200	97,676
6.607% due 11/07/2028		61,400	64,926

Bank of America Corp.
5.202% due 04/25/2029 •		14,200	14,218

Bank of Nova Scotia
4.900% due 06/04/2025 •(j)(k)		2,702	2,666

Barclays PLC
2.894% due 11/24/2032 •		3,739	3,111
4.972% due 05/16/2029 •		54,550	53,477
5.674% due 03/12/2028 •		20,700	20,780
5.690% due 03/12/2030 •		57,200	57,517
6.036% due 03/12/2055 •		2,800	2,917
6.224% due 05/09/2034 •		160,546	165,674
6.490% due 09/13/2029 •		25,800	26,831
6.496% due 09/13/2027 •		61,100	62,346
6.692% due 09/13/2034 •		52,600	56,064
7.437% due 11/02/2033 •		22,148	24,621

Blue Ridge Re Ltd.
10.612% (T-BILL 3MO + 5.250%) due 01/08/2031 ~		22,908	22,975

BNP Paribas SA
5.497% due 05/20/2030 •		40,200	40,304
5.738% due 02/20/2035 •		53,300	53,696

BPCE SA
5.203% due 01/18/2027		18,100	18,143
5.716% due 01/18/2030 •		34,200	34,379
6.612% due 10/19/2027 •		28,400	29,012
6.714% due 10/19/2029 •		66,000	69,083
7.003% due 10/19/2034 •		37,500	40,846

CaixaBank SA
6.684% due 09/13/2027 •		41,400	42,318
6.840% due 09/13/2034 •		41,000	43,853

Cape Lookout Re Ltd.
13.362% (T-BILL 1MO + 8.000%) due 04/05/2027 «~		9,550	9,569

CIFI Holdings Group Co. Ltd.
4.375% due 04/12/2027 ^(e)		3,700	290
4.450% due 08/17/2026 ^(e)		3,500	298
4.800% due 05/17/2028 ^(e)		1,300	111
5.250% due 05/13/2026 ^(e)		2,200	187

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	21

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.950% due 10/20/2025 ^(e)		$2,600	$224
6.000% due 07/16/2025 ^(e)		4,300	355
6.450% due 11/07/2024 ^(e)		6,600	561

Country Garden Holdings Co. Ltd.
2.700% due 07/12/2026 ^(e)		17,940	1,190
3.125% due 10/22/2025 ^(e)		26,950	1,722
3.875% due 10/22/2030 ^(e)		18,050	1,250
4.800% due 08/06/2030 ^(e)		2,100	152
5.125% due 01/17/2025 ^(e)		6,100	418
5.400% due 05/27/2025 ^(e)		3,400	232
5.625% due 01/14/2030 ^(e)		1,300	94
6.150% due 09/17/2025 ^(e)		1,900	130
6.500% due 04/08/2024 ^(e)		1,000	70

Credit Agricole SA
6.316% due 10/03/2029 •		7,900	8,194

Credit Suisse AG
1.250% due 08/07/2026		2,900	2,643
4.750% due 08/09/2024		2,400	2,391
5.182% (EUR003M + 1.230%) due 05/31/2024 ~	EUR	21,100	22,809
7.500% due 02/15/2028		$242,450	261,541

Credit Suisse AG AT1 Claim		285,346	32,814

Danske Bank AS
5.427% due 03/01/2028 •		18,500	18,545
5.705% due 03/01/2030 •		18,300	18,424

Deutsche Bank AG
1.375% due 02/17/2032 •	EUR	2,300	2,086
1.750% due 11/19/2030 •		5,400	5,134
2.552% due 01/07/2028 •		$8,850	8,128
3.035% due 05/28/2032 •		94,774	79,873
3.547% due 09/18/2031 •		146,147	128,790
3.961% due 11/26/2025 •		67,286	66,379
5.000% due 09/05/2030 •	EUR	6,000	6,733
6.720% due 01/18/2029 •		$6,776	7,012

East Lane Re Ltd.
14.612% (T-BILL 3MO + 9.250%) due 03/31/2026 ~		32,100	32,204

EPR Properties
4.500% due 06/01/2027		500	476

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.750% due 12/15/2026		$2,445	$2,368
4.950% due 04/15/2028		3,980	3,791

Essential Properties LP
2.950% due 07/15/2031		7,800	6,343

FFC Senior Notes Lease-Backed Pass-Through Trust
5.141% due 07/10/2053 «		47,626	40,876

Ford Motor Credit Co. LLC
2.700% due 08/10/2026		6,225	5,805
2.748% due 06/14/2024	GBP	10,821	13,577
6.125% due 03/08/2034		$66,100	66,495

Gateway Re Ltd.
0.000% due 12/23/2028 (h)		1,850	1,720
5.363% (T-BILL 1MO) due 12/23/2028 ~(c)		10,500	9,636

GLP Capital LP
3.250% due 01/15/2032		4,800	4,046
4.000% due 01/15/2031		5,300	4,733
5.250% due 06/01/2025		6,166	6,130
5.300% due 01/15/2029		29,811	29,336

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		26,267	24,397

Hexagon RE Ltd.
12.403% (EUR003M + 8.500%) due 01/07/2031 ~	EUR	21,312	23,347

HSBC Holdings PLC
2.804% due 05/24/2032 •		$51,900	43,567
2.848% due 06/04/2031 •		2,000	1,726
3.973% due 05/22/2030 •		73,500	68,720
4.041% due 03/13/2028 •		11,280	10,877
4.583% due 06/19/2029 •		73,000	70,864
5.402% due 08/11/2033 •		4,200	4,189
5.546% due 03/04/2030 •		100,000	100,630
5.719% due 03/04/2035 •		50,000	50,622
6.254% due 03/09/2034 •		157,350	165,913

Hudson Pacific Properties LP
3.250% due 01/15/2030		300	231
3.950% due 11/01/2027		5,200	4,612
4.650% due 04/01/2029		700	597
5.950% due 02/15/2028		8,000	7,400

Integrity Re Ltd.
22.362% (T-BILL 1MO + 17.000%) due 06/06/2026 ~		16,150	16,144
28.362% (T-BILL 1MO + 23.000%) due 06/06/2026 ~		7,600	7,597

Intesa Sanpaolo SpA
7.200% due 11/28/2033		44,166	47,605
7.800% due 11/28/2053		16,700	18,959

KBC Group NV
5.796% due 01/19/2029 •		900	908

22	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kennedy Wilson Europe Real Estate Ltd.
3.250% due 11/12/2025	EUR	2,800	$2,843

Kizuna RE Pte Ltd.
5.862% (T-BILL 3MO + 0.500%) due 04/09/2029 ~		$6,121	6,128

Lloyds Banking Group PLC
5.462% due 01/05/2028 •		57,700	57,731
5.679% due 01/05/2035 •		80,100	80,621
7.875% due 06/27/2029 •(j)(k)	GBP	41,213	51,750

MMcapS Funding Ltd.
5.864% (TSFR3M + 0.552%) due 12/26/2039 ~		$15,506	14,885
6.074% (US0003M + 0.500%) due 12/26/2039 ~		10,100	8,383

National Health Investors, Inc.
3.000% due 02/01/2031		9,100	7,478

Nationwide Building Society
2.972% due 02/16/2028 •		342	319
3.960% due 07/18/2030 •		57,892	53,627
4.302% due 03/08/2029 •		79,100	75,747
6.557% due 10/18/2027 •		30,400	31,199

Nature Coast Re Ltd.
15.362% (T-BILL 3MO + 10.000%) due 12/07/2030 ~		22,346	22,861

NatWest Group PLC
3.073% due 05/22/2028 •		1,188	1,109
4.445% due 05/08/2030 •		163,400	155,734
4.892% due 05/18/2029 •		13,000	12,730
5.076% due 01/27/2030 •		177,653	174,635
5.583% due 03/01/2028 •		42,300	42,527
5.778% due 03/01/2035 •		99,100	100,534
6.016% due 03/02/2034 •		49,700	51,308
6.608% (SOFRRATE + 1.250%) due 03/01/2028 ~		24,300	24,525

New Metro Global Ltd.
4.500% due 05/02/2026		9,400	2,843
4.625% due 10/15/2025		1,400	487
4.800% due 12/15/2024		15,700	7,968

Nissan Motor Acceptance Co. LLC
2.000% due 03/09/2026		44,978	41,668
2.750% due 03/09/2028		40,800	36,260

Nomura Holdings, Inc.
2.172% due 07/14/2028		51,800	45,615

Orange Capital RE DAC
11.475% (EUR003M + 7.500%) due 01/08/2027 ~	EUR	19,700	21,745

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Preferred Term Securities Ltd.
5.729% (US0003M + 0.400%) due 03/22/2038 ~	$25,521	$21,693
5.891% (TSFR3M + 0.562%) due 03/22/2037 ~	49,962	46,965
5.891% (TSFR3M + 0.562%) due 09/22/2037 ~	89	78
5.891% (US0003M + 0.300%) due 12/22/2037 ~	10,625	9,031
5.901% (US0003M + 0.310%) due 12/22/2036 ~	52,728	51,674
5.941% (US0003M + 0.350%) due 06/22/2037 ~	48,808	40,511
5.961% (US0003M + 0.370%) due 09/22/2037 ~	42,569	34,481
5.971% (TSFR3M + 0.642%) due 09/23/2035 ~	25	25
5.971% (US0003M + 0.380%) due 12/22/2036 ~	1,327	1,101
5.971% (US0003M + 0.380%) due 03/22/2037 ~	46,613	37,291
5.981% (US0003M + 0.390%) due 12/22/2036 ~	2,940	2,587
5.991% (TSFR3M + 0.662%) due 06/23/2035 ~	15,333	15,027
5.991% (US0003M + 0.400%) due 09/22/2036 ~	29,586	26,036
5.991% (US0003M + 0.400%) due 12/22/2037 ~	2,118	1,758
5.991% (US0003M + 0.400%) due 03/22/2038 ~	51,935	48,299
6.021% (US0003M + 0.430%) due 12/22/2035 ~	28,962	25,197
6.041% (US0003M + 0.450%) due 03/22/2038 ~	7,004	6,234
6.071% (US0003M + 0.480%) due 09/23/2035 ~	14,978	13,480
6.091% (US0003M + 0.500%) due 06/23/2035 ~	10,965	9,134
6.171% (TSFR3M + 0.842%) due 03/23/2035 ~	14,250	12,825
6.191% (US0003M + 0.600%) due 03/22/2038 ~	17,091	12,989
6.211% (US0003M + 0.620%) due 12/22/2036 ~	31,262	25,948
6.341% (US0003M + 0.750%) due 09/23/2035 ~	20,583	16,467
6.471% (US0003M + 0.880%) due 12/24/2033 ~	4,811	4,715
6.482% (TSFR3M + 1.122%) due 07/03/2033 ~	915	915
6.491% (US0003M + 0.900%) due 03/22/2038 ~	18,928	18,550
6.522% (US0003M + 0.900%) due 01/03/2033 ~	5,289	5,156

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	23

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ripon Investments Financing Ltd.
0.000% due 02/28/2025 «	GBP	2,034	$2,567

Sabine Re Ltd.
8.250% (T-BILL 1MO + 8.250%) due 04/07/2031 «~(c)		$6,600	6,603

Santander Holdings USA, Inc.
4.500% due 07/17/2025		16,830	16,552

Santander U.K. Group Holdings PLC
2.469% due 01/11/2028 •		11,100	10,205
3.823% due 11/03/2028 •		31,580	29,713
6.534% due 01/10/2029 •		103,000	106,532
6.750% due 06/24/2024 •(j)(k)	GBP	48,676	61,371

Seazen Group Ltd.
4.450% due 07/13/2025		$4,000	1,470
6.000% due 08/12/2024		10,100	8,146

SLM Student Loan Trust
4.490% (EUR003M + 0.550%) due 12/15/2033 ~	EUR	570	578

Societe Generale SA
2.889% due 06/09/2032 •		$29,900	24,592
6.447% due 01/12/2027 •		83,300	84,103
6.691% due 01/10/2034 •		131,700	138,209

Standard Chartered PLC
2.678% due 06/29/2032 •		4,900	4,033

Sun Communities Operating LP
5.500% due 01/15/2029		12,300	12,278

Sunac China Holdings Ltd. (5.000% Cash or 6.000% PIK)
5.000% due 09/30/2026 (d)		645	74

Sunac China Holdings Ltd. (5.250% Cash or 6.250% PIK)
5.250% due 09/30/2027 (d)		645	69

Sunac China Holdings Ltd. (5.500% Cash or 6.500% PIK)
5.500% due 09/30/2027 (d)		1,290	116

Sunac China Holdings Ltd. (5.750% Cash or 6.750% PIK)
5.750% due 09/30/2028 (d)		1,934	145

Sunac China Holdings Ltd. (6.000% Cash or 7.000% PIK)
6.000% due 09/30/2029 (d)		1,934	135

Sunac China Holdings Ltd. (6.250% Cash or 7.250% PIK)
6.250% due 09/30/2030 (d)		909	63

SVB Financial Group
3.125% due 06/05/2030 ^(e)		500	321

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Taranis Reinsurance DAC
9.969% (EUR003M + 6.000%) due 01/07/2031 ~	EUR	13,300	$14,519
12.143% (EUR003M + 8.250%) due 01/08/2031 ~		18,600	20,794

Ter Finance Jersey Ltd.
0.000% due 01/02/2025 «(h)		$19,800	18,710

Trafford Centre Finance Ltd.
6.066% (BP0003M + 0.725%) due 07/28/2038 ~	GBP	6,550	6,655

UBS AG
5.125% due 05/15/2024 (k)		$50,025	49,925

UBS Group AG
3.091% due 05/14/2032 •		126,092	107,311
3.250% due 04/02/2026 •	EUR	17,100	18,295
3.869% due 01/12/2029 •		$7,400	7,001
4.194% due 04/01/2031 •		36,569	33,979
4.932% (EUR003M + 1.000%) due 01/16/2026 ~	EUR	27,000	29,265
5.428% due 02/08/2030 •		$33,800	33,861
5.699% due 02/08/2035 •		20,600	20,714
5.959% due 01/12/2034 •		130,900	134,362
6.246% due 09/22/2029 •		92,400	95,366
6.301% due 09/22/2034 •		19,800	20,738
6.327% due 12/22/2027 •		95,300	97,386
6.373% due 07/15/2026 •		65,500	65,982
6.442% due 08/11/2028 •		149,385	153,858
6.537% due 08/12/2033 •		212,800	224,499
7.750% due 03/01/2029 •	EUR	50,100	61,707
9.016% due 11/15/2033 •		$34,450	41,832

UniCredit SpA
2.569% due 09/22/2026 •		11,513	10,970

Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	1,786	2,237

Uniti Group LP
4.750% due 04/15/2028		$22,123	19,334
10.500% due 02/15/2028		12,975	13,464

Ursa Re Ltd.
10.862% (T-BILL 3MO + 5.500%) due 12/07/2026 ~		38,700	39,769
14.112% (T-BILL 3MO + 8.750%) due 12/07/2026 ~		49,500	50,648

VICI Properties LP
3.875% due 02/15/2029		5,805	5,348
4.500% due 09/01/2026		16,083	15,612
4.500% due 01/15/2028		3,495	3,357
4.625% due 06/15/2025		4,435	4,371

24	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.750% due 02/01/2027	$12,316	$12,310

Voyager Aviation Holdings LLC
8.500% due 05/09/2026 ^«(e)	22,836	3,994

Wells Fargo & Co.
2.393% due 06/02/2028 •	5,800	5,310

Winston RE Ltd.
17.112% (T-BILL 3MO + 11.750%) due 02/26/2031 ~	4,800	4,768

		6,500,259

INDUSTRIALS 3.2%

Alaska Airlines Pass-Through Trust
4.800% due 02/15/2029	30,497	29,788

Amdocs Ltd.
2.538% due 06/15/2030	23,200	19,883

American Airlines Pass-Through Trust
2.875% due 01/11/2036	27,302	23,262
3.000% due 04/15/2030	17,142	15,639
3.150% due 08/15/2033	1,409	1,263
3.200% due 12/15/2029	9,387	8,636
3.350% due 04/15/2031	20,537	18,828
3.375% due 11/01/2028	35,921	33,976
3.575% due 07/15/2029	8,373	7,853
3.600% due 03/22/2029	3,055	2,893
3.650% due 12/15/2029	3,373	3,096
3.650% due 08/15/2030	10,709	10,125
3.700% due 04/01/2028	15,211	14,608
4.000% due 01/15/2027	1,216	1,179

BAT Capital Corp.
6.343% due 08/02/2030	10,250	10,685
6.421% due 08/02/2033	8,450	8,845

Bioceanico Sovereign Certificate Ltd.
0.000% due 06/05/2034 (h)	2,300	1,691

Boeing Co.
5.705% due 05/01/2040	44,977	43,082
5.805% due 05/01/2050	19,900	18,846
5.930% due 05/01/2060	22,842	21,437

British Airways Pass-Through Trust
2.900% due 09/15/2036	12,572	10,889
3.300% due 06/15/2034	2,386	2,146
3.800% due 03/20/2033	4,375	4,122
4.250% due 05/15/2034	11,642	10,887

Broadcom, Inc.
2.450% due 02/15/2031	86,400	72,874
2.600% due 02/15/2033	26,905	21,860
3.187% due 11/15/2036	13,849	11,027
3.419% due 04/15/2033	13,531	11,734
3.469% due 04/15/2034	62,705	53,755

Carvana Co. (12.000% PIK)
12.000% due 12/01/2028 (d)	111,648	107,557

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Carvana Co. (13.000% PIK)
13.000% due 06/01/2030 (d)		$221,080	$212,133

Carvana Co. (14.000% PIK)
14.000% due 06/01/2031 (d)		250,406	247,442

CDW LLC
2.670% due 12/01/2026		64,300	59,773
3.276% due 12/01/2028		16,500	15,070
3.569% due 12/01/2031		51,800	45,587

Community Health Systems, Inc.
5.625% due 03/15/2027		86,437	79,648

Constellation Oil Services Holding SA
13.500% due 06/30/2025 «		764	755

Constellation Oil Services Holding SA (3.000% Cash or 4.000% PIK)
3.000% due 12/31/2026 (d)		2,244	1,800

Continental Airlines Pass-Through Trust
4.000% due 04/29/2026		2,092	2,067

CoStar Group, Inc.
2.800% due 07/15/2030		29,567	25,233

CVS Pass-Through Trust
4.163% due 08/11/2036		4,978	4,359
5.773% due 01/10/2033		3,880	3,843
5.880% due 01/10/2028		621	609
7.507% due 01/10/2032		3,408	3,529

DISH DBS Corp.
5.250% due 12/01/2026		215,060	169,743
5.750% due 12/01/2028		206,643	142,404

Energy Transfer LP
4.400% due 03/15/2027		4,145	4,058
4.950% due 05/15/2028		4,355	4,320

Exela Intermediate LLC (11.500% PIK)
11.500% due 04/15/2026 (d)		10,640	1,716

Gazprom PJSC Via Gaz Capital SA
4.250% due 04/06/2024	GBP	4,500	5,302
4.950% due 03/23/2027		$24,600	17,097
4.950% due 02/06/2028		15,900	10,573
7.288% due 08/16/2037		30,730	24,647
8.625% due 04/28/2034		141,090	128,663

Greene King Finance PLC
5.106% due 03/15/2034	GBP	1,182	1,436
7.143% (BP0003M + 1.800%) due 12/15/2034 ~		427	453

Imperial Brands Finance PLC
3.500% due 07/26/2026		$3,625	3,461

Integris Baptist Medical Center, Inc.
3.875% due 08/15/2050		19,600	14,799

Intelsat Jackson Holdings SA
6.500% due 03/15/2030		579,839	540,160

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	25

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JetBlue Pass-Through Trust
2.750% due 11/15/2033		$2,431	$2,099
4.000% due 05/15/2034		57,062	53,012

Market Bidco Finco PLC
4.750% due 11/04/2027	EUR	213,300	217,175

Mitchells & Butlers Finance PLC
6.013% due 12/15/2030	GBP	4,718	5,738
6.074% (US0003M + 0.450%) due 12/15/2030 ~		$34	32

National Football League
5.480% due 10/05/2028 «(c)(l)		76,800	76,800

Netflix, Inc.
3.875% due 11/15/2029	EUR	12,980	14,338

Nissan Motor Co. Ltd.
3.522% due 09/17/2025		$6,710	6,471
4.345% due 09/17/2027		74,963	71,307
4.810% due 09/17/2030		212,402	198,480

NPC Ukrenergo
6.875% due 11/09/2028		3,480	1,319

Odebrecht Oil & Gas Finance Ltd.
0.000% due 04/29/2024 (h)(j)		5,635	310

Petroleos de Venezuela SA
5.375% due 04/12/2027 ^		105,630	10,044
5.500% due 04/12/2037 ^		117,045	11,119
6.000% due 05/16/2024 ^		87,600	8,366
6.000% due 11/15/2026 ^		54,167	5,191
9.750% due 05/17/2035 ^		43,640	5,019

Petroleos Mexicanos
2.750% due 04/21/2027	EUR	7,200	6,653
5.950% due 01/28/2031		$176,125	141,363
6.700% due 02/16/2032		412,739	343,509
6.750% due 09/21/2047		71,382	47,525
6.950% due 01/28/2060		57,150	37,797
7.690% due 01/23/2050		16,197	11,661

Prime Healthcare Services, Inc.
7.250% due 11/01/2025		70,556	70,254

Prosus NV
1.288% due 07/13/2029	EUR	19,700	18,071
1.985% due 07/13/2033		26,300	21,972
2.085% due 01/19/2030		27,600	25,928
2.778% due 01/19/2034		20,944	18,331
3.061% due 07/13/2031		$47,100	38,359
4.193% due 01/19/2032		28,000	24,377

RegionalCare Hospital Partners Holdings, Inc.
9.750% due 12/01/2026		5,100	5,111

Rolls-Royce PLC
3.375% due 06/18/2026	GBP	3,835	4,635
4.625% due 02/16/2026	EUR	45,275	49,444
5.750% due 10/15/2027	GBP	43,671	55,808

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Russian Railways Via RZD Capital PLC
7.487% due 03/25/2031 ^(e)	GBP	60,389	$53,354

Spirit Airlines Pass-Through Trust
3.375% due 08/15/2031		$135	120

Sprint Spectrum Co. LLC
4.738% due 09/20/2029		6,868	6,831
5.152% due 09/20/2029		24,852	24,800

Surgery Center Holdings, Inc.
10.000% due 04/15/2027		1,392	1,395

Syngenta Finance NV
4.892% due 04/24/2025		7,934	7,825

Times Square Hotel Trust
8.528% due 08/01/2026		548	546

Topaz Solar Farms LLC
4.875% due 09/30/2039		8,688	7,732
5.750% due 09/30/2039		64,250	64,214

U.S. Airways Pass-Through Trust
3.950% due 05/15/2027		1,138	1,111

U.S. Renal Care, Inc.
10.625% due 06/28/2028		5,107	4,482

United Airlines Pass-Through Trust
2.700% due 11/01/2033		8,806	7,555
3.500% due 09/01/2031		3,233	2,977
4.000% due 10/11/2027		2,729	2,646
4.150% due 10/11/2025		1,268	1,267
4.150% due 02/25/2033		3,465	3,250
5.875% due 04/15/2029		137,758	137,444

Valaris Ltd.
8.375% due 04/30/2030		1,556	1,606

Venture Global Calcasieu Pass LLC
3.875% due 08/15/2029		21,870	19,706
3.875% due 11/01/2033		10,800	9,184
4.125% due 08/15/2031		10,300	9,167

Venture Global LNG, Inc.
8.125% due 06/01/2028		45,500	46,447
8.375% due 06/01/2031		31,100	32,092
9.500% due 02/01/2029		6,600	7,118
9.875% due 02/01/2032		45,200	48,742

Volkswagen Group of America Finance LLC
5.300% due 03/22/2027		100,000	100,239

Windstream Escrow LLC
7.750% due 08/15/2028		85,720	79,415

Yellowstone Energy LP
5.750% due 12/31/2026 «		2,104	2,053

			4,664,082

UTILITIES 2.0%

FORESEA Holding SA
7.500% due 06/15/2030		3,358	3,160

26	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Gazprom PJSC via Gaz Finance PLC
1.500% due 02/17/2027	EUR	137,850	$89,232
2.950% due 01/27/2029		$93,400	49,969
3.000% due 06/29/2027		12,000	8,100

Pacific Gas & Electric Co.
2.100% due 08/01/2027		44,031	39,662
2.500% due 02/01/2031		45,059	37,504
2.950% due 03/01/2026		69,389	66,283
3.000% due 06/15/2028		85,600	78,223
3.150% due 01/01/2026		218,783	210,453
3.250% due 06/01/2031		86,160	74,851
3.300% due 03/15/2027		83,737	79,356
3.300% due 12/01/2027		164,659	153,057
3.400% due 08/15/2024		87,360	86,408
3.450% due 07/01/2025		135,506	131,859
3.500% due 06/15/2025		104,124	101,464
3.500% due 08/01/2050		47,177	32,276
3.750% due 07/01/2028		176,652	165,571
3.750% due 08/15/2042		4,102	3,061
3.950% due 12/01/2047		44,169	33,077
4.000% due 12/01/2046		45,023	33,788
4.200% due 03/01/2029		65,400	62,121
4.200% due 06/01/2041		9,800	7,900
4.250% due 03/15/2046		65,103	51,077
4.300% due 03/15/2045		43,669	34,560
4.400% due 03/01/2032		67,000	61,894
4.450% due 04/15/2042		51,362	42,147
4.500% due 07/01/2040		145,159	124,065
4.500% due 12/15/2041		21,614	17,469
4.550% due 07/01/2030		346,519	329,566
4.600% due 06/15/2043		52,798	44,170
4.650% due 08/01/2028		19,885	19,241
4.750% due 02/15/2044		42,765	36,129
4.950% due 06/08/2025		31,400	31,154
4.950% due 07/01/2050		296,403	255,218
5.250% due 03/01/2052		66,200	59,153
5.450% due 06/15/2027		17,500	17,560
5.900% due 06/15/2032		20,000	20,356

PacifiCorp
5.300% due 02/15/2031		8,400	8,430
5.450% due 02/15/2034		11,900	11,944
5.800% due 01/15/2055		29,600	29,218

Peru LNG SRL
5.375% due 03/22/2030		1,400	1,220

PG&E Wildfire Recovery Funding LLC
4.263% due 06/01/2038		22,600	21,405
4.451% due 12/01/2049		122,800	110,644
4.674% due 12/01/2053		2,300	2,141

Rio Oil Finance Trust
8.200% due 04/06/2028		19,130	19,546
9.750% due 01/06/2027		12,403	12,920

Sprint Capital Corp.
8.750% due 03/15/2032		25,100	30,453

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sprint LLC
7.125% due 06/15/2024	$24,979	$25,037
7.625% due 03/01/2026	16,884	17,455

System Energy Resources, Inc.
2.140% due 12/09/2025	26,100	24,535

		3,006,082

Total Corporate Bonds & Notes (Cost $15,182,345)		14,170,423

CONVERTIBLE BONDS & NOTES 0.0%

BANKING & FINANCE 0.0%

Sunac China Holdings Ltd. (1.000% PIK)
1.000% due 09/30/2032 (d)	1,951	127

INDUSTRIALS 0.0%

Multiplan Corp. (6.000% Cash or 7.000% PIK)
6.000% due 10/15/2027 (d)	56,500	40,113

Total Convertible Bonds & Notes (Cost $55,971)		40,240

MUNICIPAL BONDS & NOTES 0.1%

CALIFORNIA 0.0%

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
3.000% due 06/01/2046	5,800	5,359
3.850% due 06/01/2050	4,540	4,257
4.214% due 06/01/2050	26,895	20,503

		30,119

ILLINOIS 0.1%

Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035	22,626	23,840
6.725% due 04/01/2035	6,738	7,109
7.350% due 07/01/2035	18,377	19,914

		50,863

PUERTO RICO 0.0%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043	17,237	9,984

Total Municipal Bonds & Notes (Cost $99,446)		90,966

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	27

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 62.0%

Fannie Mae
0.000% due 09/25/2042 - 11/25/2042 •	$838	$438
0.415% due 03/25/2041 •(a)	2,072	152
0.565% due 11/25/2049 •(a)	19,763	2,421
0.595% due 06/25/2037 •(a)	344	29
0.615% due 03/25/2037 - 03/25/2049 •(a)	6,680	695
0.635% due 12/25/2036 - 02/25/2037 •(a)	1,194	80
0.665% due 04/25/2037 •(a)	560	48
0.675% due 04/25/2037 •(a)	817	54
0.715% due 08/25/2035 - 02/25/2043 •(a)	3,416	280
0.865% due 01/25/2038 •(a)	1,333	101
0.915% due 01/25/2040 •(a)	1,481	89
0.945% due 03/25/2037 •(a)	1,694	127
0.965% due 05/25/2037 •(a)	504	34
0.975% due 06/25/2037 •(a)	1,980	183
1.005% due 04/25/2037 •(a)	1,263	119
1.015% due 12/25/2037 - 10/25/2039 •(a)	1,309	96
1.115% due 10/25/2036 - 06/25/2040 •(a)	1,297	104
1.165% due 11/25/2035 •(a)	125	1
1.215% due 11/25/2036 •(a)	357	14
1.265% due 03/25/2036 •(a)	697	52
1.355% due 04/25/2037 •(a)	915	97
1.565% due 02/25/2038 •(a)	3,836	391
1.765% due 02/25/2037 •(a)	315	33
2.379% due 03/25/2038 •	328	314
2.500% due 04/25/2042 - 08/25/2042	13,756	12,965
3.000% due 06/25/2027 - 06/25/2042 (a)	13,398	534
3.564% due 04/01/2027 •	18	18
4.000% due 07/01/2041 - 01/01/2059	4,770	4,511
4.000% due 12/25/2042 - 12/25/2047 (a)	1,277	136
4.357% due 03/01/2033 •	4	4
4.395% due 09/01/2031 •	32	31
4.466% due 12/01/2027 •	1	1
4.475% due 04/01/2028 •	2	2
4.500% due 12/25/2039 - 07/25/2040	3,209	3,095
4.500% due 12/25/2042 (a)	867	145
4.585% due 09/01/2030 •	3	3
5.000% due 08/25/2033 - 06/25/2043	16,371	16,171
5.008% due 04/01/2033 •	1	1
5.496% due 12/25/2036 •	20	19
5.500% due 11/25/2032 - 06/01/2048	5,138	5,118
5.554% due 09/25/2031 •	874	866

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.555% due 03/01/2036 •	$1	$1
5.556% due 03/25/2034 •	2	2
5.586% due 08/25/2034 •	1	1
5.645% due 12/25/2050 •	18,555	18,596
5.780% due 02/01/2034 •	244	244
5.785% due 03/25/2044 •	3	3
5.818% due 04/01/2032 •	6	6
5.833% due 04/18/2028 - 09/18/2031 •	1	0
5.835% due 06/25/2029 - 08/25/2036 •	8	7
5.840% due 12/01/2035 •	13	13
5.873% due 10/01/2032 •	4	4
5.885% due 06/25/2049 •	4,176	4,100
5.910% due 10/01/2034 •	69	69
5.945% due 02/01/2032 •	1	1
6.000% due 06/25/2029 - 09/25/2031	619	619
6.000% due 08/01/2032 •	2	2
6.130% due 10/01/2036 •	2	2
6.135% due 07/01/2032 •	4	4
6.195% due 03/01/2033 •	36	36
6.249% due 09/01/2035 •	2	2
6.281% due 10/01/2044 •	1	1
6.295% due 10/01/2025 •	1	1
6.340% due 12/01/2033 •	7	7
6.481% due 10/01/2040 •	9	9
6.500% due 06/25/2028 - 02/25/2033	33	34
6.850% due 12/18/2027	1	1
6.875% due 09/01/2024 •	2	2
7.000% due 06/25/2032 - 01/25/2048	89	90
7.285% due 08/01/2033 •	9	9
7.425% due 11/01/2033 •	6	7
7.500% due 11/25/2030 - 06/25/2042	13	14
7.500% due 06/25/2042 ~	10	10
8.500% due 06/25/2030	45	49

Freddie Mac
0.000% due 01/15/2038 ~(a)	13,706	747
0.000% due 02/15/2040 - 12/15/2042 •	2,738	2,149
0.000% due 08/15/2056 - 08/15/2057 (b)(h)	137,736	97,907
0.517% due 11/15/2037 •(a)	4,369	306
0.617% due 08/15/2037 •(a)	567	42
0.767% due 06/15/2038 - 01/15/2042 •(a)	2,845	209
0.827% due 11/15/2043 •	9,601	9,138
0.987% due 08/15/2044 •	5,333	4,872
1.007% due 03/15/2037 •(a)	2,909	232
1.017% due 03/15/2037 - 06/15/2039 •(a)	1,339	111
1.117% due 09/15/2036 •(a)	1,079	75
1.137% due 09/15/2036 •(a)	718	56

28	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.148% due 09/25/2030 ~(a)	$201,221	$11,357
1.217% due 04/15/2036 - 05/15/2036 •(a)	4,275	398
1.267% due 04/15/2026 •(a)	91	1
1.317% due 01/15/2037 •(a)	425	34
1.375% due 06/25/2030 ~(a)	87,766	5,763
1.433% due 05/25/2030 ~(a)	307,278	21,544
1.717% due 08/15/2036 •(a)	1,158	112
3.000% due 03/15/2027 - 10/15/2047 (a)	36,985	7,317
3.000% due 08/01/2032 - 03/01/2049	175,667	154,706
3.500% due 08/15/2042 - 05/01/2049	324,608	296,206
3.500% due 12/15/2042 (a)	3,667	574
4.000% due 08/01/2040 - 08/01/2048	75,298	71,503
4.000% due 09/15/2048 (a)	4,504	622
4.072% due 09/25/2035 ~(a)	69,229	11,853
4.500% due 06/01/2048	2,081	2,019
4.936% due 04/01/2033 •	1	1
5.000% due 01/15/2034 - 05/15/2038	2,309	2,296
5.100% due 06/01/2033 •	2	2
5.102% due 05/01/2035 •	9	9
5.234% due 12/15/2031 - 02/15/2032 •	317	325
5.236% due 05/01/2033 •	4	4
5.273% due 05/01/2037 •	1	1
5.342% due 03/01/2031 •	4	4
5.500% due 08/15/2036 - 06/15/2041	14,497	14,872
5.582% due 07/01/2033 •	3	2
5.665% due 02/01/2037 •	1	1
5.700% due 01/01/2035 •	12	12
5.704% due 08/25/2031 •	5	5
5.833% due 12/15/2046 •	17,057	16,737
5.883% due 06/15/2049 •	9,414	9,250
5.888% due 05/01/2029 •	5	5
5.896% due 11/01/2029 •	9	9
5.943% due 09/01/2037 •	1	1
5.952% due 09/01/2033 •	1	1
5.971% due 07/01/2033 •	2	2
5.995% due 08/01/2034 •	1	1
6.000% due 02/15/2031 - 02/15/2032	548	555
6.008% due 09/01/2037 •	1	1
6.116% due 04/01/2036 •	3	3
6.120% due 09/01/2037 - 12/01/2037 •	2	1
6.149% due 01/01/2035 •	24	24
6.223% due 12/01/2033 •	23	23
6.250% due 09/01/2032 •	22	22
6.262% due 09/01/2033 •	23	23
6.286% due 12/01/2034 •	4	4
6.300% due 07/01/2034 •	17	17

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.338% due 11/01/2031 •	$6	$6
6.344% due 03/01/2032 •	48	49
6.349% due 10/01/2032 •	6	6
6.350% due 01/01/2033 •	3	3
6.355% due 09/01/2031 •	93	92
6.363% due 09/01/2034 •	24	24
6.489% due 07/25/2044 •	4	4
6.500% due 04/15/2029 - 11/25/2049	4,582	4,780
6.639% due 11/01/2035 •	36	37
6.804% due 10/15/2031 •	13	12
7.000% due 06/15/2029 - 03/15/2032	45	47
7.250% due 09/15/2030	6	6
7.500% due 09/15/2030	44	46
8.500% due 06/15/2031	23	24

Ginnie Mae
0.024% due 08/16/2048 ~(a)	2,986	1
0.078% due 10/16/2053 ~(a)	1,056	0
0.757% due 10/20/2047 •(a)	7,991	848
1.090% due 03/16/2051 ~(a)	641	1
3.000% due 01/20/2042 - 11/20/2048	476	426
3.500% due 03/20/2043 (a)	301	54
3.500% due 01/20/2045 - 03/15/2048	113,312	106,761
3.625% due 01/20/2027 - 01/20/2035 •	50	49
3.750% (H15T1Y + 1.500%) due 10/20/2025 ~	1	1
3.750% due 12/20/2026 - 12/20/2033 •	21	20
3.875% due 06/20/2027 - 06/20/2032 •	60	60
4.000% due 06/20/2039 - 04/20/2053	102,949	96,907
4.000% due 03/20/2043 (a)	770	90
4.125% due 08/20/2033 •	3	3
4.500% due 07/20/2032 - 02/20/2049	94,185	91,694
4.869% due 04/20/2068 •	19,014	19,354
4.961% due 04/20/2067 •	10,264	10,334
5.000% due 07/20/2033	104	104
5.500% due 04/20/2037	127	126
5.844% due 10/20/2062 •	1,190	1,187
5.914% due 03/20/2063 •	201	200
6.100% due 06/15/2028 - 01/15/2029	153	155
6.194% due 11/20/2065 - 08/20/2066 •	23,895	23,820
6.214% due 10/20/2066 •	8,158	8,182
6.224% due 09/20/2066 •	4,545	4,550
6.244% due 05/20/2066 - 09/20/2066 •	56,126	55,991
6.274% due 08/20/2066 •	7,769	7,753

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	29

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.294% due 04/20/2066 - 11/20/2066 •	$20,782	$20,747
6.444% due 03/20/2066 - 01/20/2067 •	20,896	20,906
6.464% due 04/20/2067 •	12,158	12,239
6.490% due 01/15/2028 - 01/15/2029	183	187
6.594% due 03/20/2066 •	4,884	4,897

Ginnie Mae, TBA
2.000% due 04/01/2054 - 05/01/2054	85,000	69,681
2.500% due 04/01/2054	110,550	94,172
3.000% due 04/01/2054	2,400	2,117
3.500% due 04/01/2054	514,700	468,394
4.000% due 04/01/2054	973,793	911,320
4.500% due 04/01/2054 - 05/01/2054	1,007,650	968,462
5.000% due 04/01/2054 - 05/01/2054	314,400	309,092

U.S. Small Business Administration
5.370% due 04/01/2028	68	67

Uniform Mortgage-Backed Security
1.500% due 12/01/2040 - 06/01/2051	1,705	1,384
2.000% due 05/01/2024 - 11/01/2051	13,753	11,088
2.500% due 08/01/2027 - 10/01/2051	185,422	157,700
3.000% due 06/01/2024 - 04/01/2052	2,773,289	2,454,604
3.500% due 10/01/2025 - 05/01/2052	710,990	648,381
4.000% due 04/01/2024 - 04/01/2054	3,693,455	3,445,049
4.500% due 05/01/2025 - 10/01/2053	530,793	506,615
5.000% due 06/01/2024 - 08/01/2053	153,842	150,420
5.500% due 09/01/2025 - 10/01/2053	949,022	945,764
6.000% due 11/01/2024 - 11/01/2053	270,875	274,085
6.500% due 04/01/2025 - 04/01/2054	6,715,171	6,863,406

Uniform Mortgage-Backed Security, TBA
2.500% due 04/01/2039	2,950	2,685
3.000% due 04/01/2039 - 05/01/2054	3,047,457	2,656,270
3.500% due 04/01/2054 - 05/01/2054	3,145,365	2,815,772
4.000% due 04/01/2054 - 05/01/2054	6,330,203	5,864,693
4.500% due 04/01/2054 - 05/01/2054	2,958,800	2,818,672

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 04/01/2054 - 05/01/2054	$11,451,795	$11,177,242
5.500% due 04/01/2054 - 05/01/2054	17,806,829	17,719,945
6.000% due 04/01/2054 - 05/01/2054	18,370,675	18,536,538
6.500% due 04/01/2054 - 05/01/2054	8,940,297	9,131,331
7.000% due 04/01/2054 - 05/01/2054	1,336,400	1,376,896

Vendee Mortgage Trust
6.500% due 09/15/2024	3	3

Total U.S. Government Agencies (Cost $92,399,756)		91,692,215

U.S. TREASURY OBLIGATIONS 13.4%

U.S. Treasury Bonds
2.250% due 08/15/2046 (q)	4,400	3,013
2.500% due 02/15/2045 (q)	77,400	56,625
2.500% due 02/15/2046	2,319	1,678
2.500% due 05/15/2046	4,955	3,576
2.750% due 11/15/2047	100	75
2.875% due 05/15/2043 (q)	118,245	93,998
2.875% due 08/15/2045 (o)(q)	858,035	668,228
2.875% due 11/15/2046 (q)	542,700	418,388
2.875% due 05/15/2049	3,300	2,511
3.000% due 11/15/2044 (q)	615,851	493,379
3.000% due 08/15/2048 (q)	2,585	2,019
3.000% due 02/15/2049 (q)	125,029	97,520
3.125% due 02/15/2043	276,604	229,241
3.125% due 08/15/2044 (q)	478,709	392,214
3.375% due 05/15/2044 (o)	712,349	608,112

30	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.625% due 08/15/2043	$480,378	$427,461
3.625% due 02/15/2044	494,809	439,220
3.750% due 11/15/2043	355,213	321,433
4.375% due 08/15/2043	494,700	488,980
6.250% due 05/15/2030 (q)	845	935

U.S. Treasury Inflation Protected Securities (i)
0.125% due 07/15/2024 (q)	2,322,308	2,325,184
0.125% due 10/15/2024 (o)(q)	1,704,773	1,694,295
0.125% due 04/15/2025 (o)	559,848	546,032
0.125% due 07/15/2030 (o)	1,444,431	1,301,827
0.125% due 01/15/2031 (o)	23,218	20,666
0.125% due 07/15/2031 (o)	110,669	97,957
0.125% due 01/15/2032	95,556	83,525
0.250% due 01/15/2025 (o)	1,392,549	1,368,856
0.250% due 07/15/2029 (o)(q)	1,510,056	1,392,893
0.250% due 02/15/2050	196,967	124,545
0.375% due 07/15/2025 (o)	67,836	66,364
0.375% due 01/15/2027 (o)	22,355	21,328
0.500% due 01/15/2028 (o)	5,858	5,545
0.625% due 07/15/2032	1,154,387	1,047,351
0.625% due 02/15/2043	32,082	24,665
0.750% due 07/15/2028 (o)	333,163	318,379
0.750% due 02/15/2042 (o)	254,718	203,544
0.750% due 02/15/2045	170,143	130,750
0.875% due 02/15/2047	206,177	159,181
1.000% due 02/15/2046 (o)	162,481	130,248
1.000% due 02/15/2048	237,216	187,048
1.000% due 02/15/2049 (o)	595,417	467,092
1.125% due 01/15/2033	251,763	236,248
1.375% due 07/15/2033 (q)	1,461,682	1,403,626
1.375% due 02/15/2044	129,186	113,440
1.500% due 02/15/2053	323,659	282,880
2.125% due 02/15/2040	72,333	73,293
2.125% due 02/15/2041	18,165	18,421
2.375% due 01/15/2025 (o)	194,575	194,399
2.500% due 01/15/2029 (o)	25,748	26,462

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

U.S. Treasury Notes
1.500% due 08/15/2026 (o)(q)	$1,100	$1,025
1.625% due 02/15/2026 (q)	420	397
2.000% due 11/15/2026 (q)	200	188
2.250% due 11/15/2024 (o)(q)	965	948
2.375% due 03/31/2029 (o)(q)	1,051,400	963,776
2.625% due 02/15/2029 (q)	560	520
2.750% due 02/28/2025 (q)	400	392

Total U.S. Treasury Obligations (Cost $22,671,455)		19,781,896

NON-AGENCY MORTGAGE-BACKED SECURITIES 31.7%

20 Times Square Trust
3.100% due 05/15/2035 ~	114,792	95,869

Adjustable Rate Mortgage Trust
4.100% due 01/25/2036 «~	26	23
4.523% due 11/25/2035 ~	1,517	1,070
4.605% due 11/25/2035 «~	42	33
4.698% due 02/25/2036 ~	1,277	812
4.790% due 09/25/2035 ~	378	324
4.861% due 07/25/2035 «~	232	208
5.017% due 01/25/2036 ~	3,541	2,736
5.075% due 03/25/2036 ~	9,780	2,779
5.116% due 05/25/2035 ~	1,839	1,707
5.570% due 01/25/2036 ~	504	461
5.684% due 08/25/2036 •	102	35
5.804% due 08/25/2036 •	113	45
5.864% due 06/25/2037 •	252	269
5.944% due 03/25/2036 •	717	199
5.964% due 01/25/2036 •	3,041	2,816

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	31

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.984% due 11/25/2035 •		$2,149	$1,948
5.984% due 01/25/2036 «•		393	347
6.169% due 07/25/2035 ~		823	759
6.312% due 08/25/2036 ~		3,205	447
6.394% due 08/25/2035 •		3,078	2,760
6.594% due 01/25/2035 •		4,326	3,749

Alba PLC
5.513% due 12/15/2038 •	GBP	532	656
5.582% due 03/17/2039 •		3,066	3,659

American General Mortgage Loan Trust
0.000% due 09/25/2048 (h)		$134,401	113,610
0.000% due 03/25/2058 (h)		77,662	64,135

American Home Mortgage Assets Trust
5.634% due 05/25/2046 •		5,560	4,641
5.634% due 12/25/2046 •		23,263	19,421
5.654% due 10/25/2046 •		161	85
5.789% due 02/25/2047 •		25,733	9,559
5.824% due 09/25/2046 •		15,196	13,452
5.824% due 06/25/2047 •		70	61
6.009% due 11/25/2046 •		143,790	39,720
6.750% due 06/25/2037 þ		10,262	8,677

American Home Mortgage Investment Trust
5.724% due 03/25/2046 •		6,868	5,814
5.764% due 06/25/2046 •		11,161	2,306
5.804% due 12/25/2046 •		5,104	4,085
5.844% due 03/25/2046 •		7,439	6,276
5.908% due 09/25/2035 þ		19,912	10,652
6.000% due 06/25/2035 þ		14,176	9,264
6.044% due 11/25/2045 •		149	103
7.306% due 09/25/2035 •		29,752	12,249
7.465% due 12/25/2035 •		258	86
7.465% due 11/25/2045 •		19,106	7,762

American,Home,Mortgage,Investment,Trust
4.638% due 10/25/2034 •		1,089	1,062

Angel Oak Mortgage Trust
2.387% due 07/25/2066 ~		3,345	2,401
4.800% due 11/25/2067 þ		33,463	32,513
5.985% due 01/25/2069 þ		5,548	5,534
6.500% due 12/25/2067 þ		16,164	16,306

AOA Mortgage Trust
6.315% due 10/15/2038 •		7,275	7,084

Atlas Funding PLC
6.351% due 01/20/2061 •	GBP	5,476	6,958

Avon Finance PLC
0.000% due 11/28/2050 (b)(h)		16,523	14,594
0.000% due 11/28/2050 (a)(h)		9,500	35
6.123% due 12/28/2049 •		89,387	112,844
6.322% due 11/28/2050 •		440,654	559,032
6.972% due 11/28/2050 •		31,368	39,750
6.973% due 12/28/2049 •		15,118	19,161
7.722% due 11/28/2050 •		18,535	23,389
7.723% due 12/28/2049 •		14,835	18,721

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.222% due 11/28/2050 •	GBP	10,550	$13,291
8.223% due 12/28/2049 •		8,841	11,138
8.722% due 11/28/2050 •		11,976	14,882
9.222% due 11/28/2050 •		14,902	18,211

BAMLL Commercial Mortgage Securities Trust
0.870% due 07/07/2043 ~(a)		$2,265	48
3.418% due 07/07/2043		537	530
6.490% due 09/15/2038 •		200	192

Banc of America Alternative Loan Trust
5.500% due 10/25/2033		2,293	2,216
5.500% due 12/25/2035 «		51	43
5.844% due 06/25/2046 «•		23	18
5.844% due 06/25/2046 •		1,565	1,248
6.000% due 07/25/2034		8,837	8,467
6.000% due 03/25/2036		1,329	1,179
6.000% due 06/25/2046 «		100	84
6.000% due 07/25/2046 «		196	158

Banc of America Funding Trust
1.953% due 05/26/2037 ~		32,296	24,684
3.959% due 05/20/2034 «~		369	320
4.118% due 12/20/2034 ~		202	148
4.194% due 04/20/2035 «~		86	73
4.323% due 03/20/2036 «~		27	22
4.422% due 09/20/2035 «~		6	5
4.424% due 09/25/2048 ~		11,962	10,876
4.440% due 11/20/2035 ~		1,264	1,053
4.452% due 10/20/2046 ~		241	197
4.582% due 06/20/2047 ~		1,463	1,238
4.599% due 11/20/2035 ~		1,899	1,596
4.628% due 09/20/2046 ~		548	477
4.806% due 05/20/2036 «~		75	64
4.813% due 09/20/2035 «~		128	109
4.825% due 03/20/2036 «~		240	200
5.157% due 05/25/2035 «~		9	8
5.214% due 01/20/2047 ~		63	53
5.500% due 09/25/2034 «		12	11
5.500% due 12/20/2034 «		137	131
5.500% due 04/25/2035 «		80	75
5.500% due 03/25/2036 «		35	30
5.653% due 05/26/2037 •		3,404	2,948
5.763% due 02/20/2047 •		2,530	2,172
5.823% due 07/20/2036 •		8,759	8,567
5.823% due 10/20/2036 •		2,895	2,148
5.863% due 06/20/2047 •		9,863	7,620
5.893% due 05/20/2035 •		5,000	4,749
5.944% due 07/25/2036 «•		19	13
6.000% due 05/20/2033 «		15	14
6.000% due 02/25/2034 «		356	333
6.000% due 09/25/2036		895	743
6.000% due 09/25/2036 «		94	76
6.000% due 08/25/2037		2,599	2,024
6.000% due 10/26/2037 ~		4,570	4,003
6.003% due 05/20/2036 •		66,386	19,052
6.004% due 07/25/2037 •		11,452	10,722
6.024% due 07/25/2037 •		7,503	7,032

32	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.057% due 07/20/2036 ~	$1,070	$1,028
6.063% due 09/20/2035 •	2,816	2,020
6.238% due 10/20/2035 ~	1,200	1,121
6.244% due 05/25/2037 •	923	764
6.388% due 04/25/2037 þ	202	169
6.493% due 04/20/2035 •	9,065	7,781
6.519% due 06/20/2035 «•	356	253

Banc of America Mortgage Trust
4.409% due 05/25/2035 ~	1,601	1,399
4.571% due 06/25/2035 ~	83	71
4.677% due 04/25/2035 «~	92	87
4.681% due 10/25/2035 «~	10	9
4.793% due 05/25/2034 «~	94	87
4.891% due 02/25/2036 ~	1,055	938
4.990% due 11/20/2046 ~	13	11
4.997% due 02/25/2035 «~	77	71
5.112% due 08/25/2035 ~	1,190	1,119
5.141% due 07/25/2035 ~	502	461
5.147% due 09/25/2035 ~	161	141
5.147% due 09/25/2035 «~	78	67
5.209% due 07/25/2034 «~	5	5
5.212% due 11/25/2035 «~	77	67
5.424% due 01/25/2036 «~	60	51
5.500% due 03/25/2035	1,879	1,639
5.500% due 09/25/2035 «	437	364
5.500% due 09/25/2035	920	784
5.616% due 03/25/2033 «~	62	55
5.659% due 12/25/2033 «~	22	20
5.723% due 01/25/2035 ~	4,218	4,023
5.750% due 07/20/2032 «~	2	2
5.996% due 09/25/2033 ~	912	851
6.000% due 09/25/2037 «	88	69
6.000% due 07/25/2046 •	1,867	1,578
6.121% due 12/25/2033 «~	35	33
6.181% due 04/25/2033 «~	21	19
6.251% due 01/25/2034 ~	525	506
6.437% due 02/25/2035 «~	96	88
7.496% due 11/25/2035 «~	64	56

BANK
0.311% due 02/15/2061 ~(a)	215,517	2,623

Barclays Mortgage Loan Trust
0.000% due 07/25/2053 ~	221,523	219,125
0.000% due 05/01/2074 «	93	93
8.771% due 05/01/2074 «	255,550	264,368

Bayview Commercial Asset Trust
5.864% due 01/25/2037 •	32	30
6.569% due 04/25/2035 •	108	109

BCAP LLC Trust
0.000% due 09/27/2037 •	4,322	4,076
0.000% due 12/27/2049 ~	81	34
1.045% due 11/26/2036 •	5,095	1,586
3.853% due 06/26/2037 ~	6,679	5,785
3.853% due 06/27/2037 ~	4,917	4,195
4.154% due 10/26/2035 ~	1,712	1,207
4.154% due 11/27/2047 ~	23,248	17,722

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.168% due 07/26/2036 ~	$8,603	$3,731
4.232% due 05/26/2047 ~	3,668	2,987
4.420% due 12/20/2035 ~	10,324	5,055
4.486% due 04/26/2037 ~	4,459	2,235
4.564% due 02/26/2036 ~	1,342	1,162
4.704% due 11/26/2035 ~	128	122
4.808% due 10/26/2035 ~	2,693	2,696
5.224% due 05/26/2037 •	2,478	2,303
5.250% due 02/26/2036 ~	666	263
5.250% due 04/26/2037	1,365	779
5.424% due 01/26/2036 ~	903	703
5.721% due 02/26/2036 ~	11	10
5.750% due 04/25/2037	4,977	2,193
5.771% due 08/26/2036 ~	10,293	8,949
5.784% due 01/25/2037 •	270	241
5.795% due 03/26/2035 ~	596	566
5.834% due 07/26/2036 ~	201	166
5.884% due 05/25/2047 •	2,841	2,791
6.000% due 07/26/2036 ~	7,576	4,384
6.000% due 08/26/2037 ~	6,534	6,076
6.075% due 05/26/2037 •	8,105	5,629
6.250% due 12/26/2036 ~	5,308	4,400
7.844% due 10/25/2047 •	4,417	3,340

Bear Stearns Adjustable Rate Mortgage Trust
3.665% due 07/25/2036 ~	1,580	1,325
3.925% due 09/25/2034 ~	791	704
4.084% due 06/25/2047 ~	4,590	4,087
4.230% due 07/25/2034 «~	86	77
4.232% due 05/25/2047 ~	2,081	1,841
4.258% due 08/25/2047 ~	871	754
4.394% due 08/25/2047 ~	2,959	2,481
4.553% due 04/25/2034 «~	458	406
4.781% due 02/25/2036 ~	274	237
4.811% due 02/25/2035 ~	544	523
4.829% due 03/25/2035 ~	370	323
4.885% due 01/25/2035 ~	284	269
4.929% due 04/25/2034 «~	270	249
4.947% due 08/25/2035 ~	839	683
4.958% due 08/25/2035 ~	176	159
5.017% due 02/25/2036 «~	11	8
5.040% due 01/25/2035 ~	86	80
5.136% due 07/25/2033 ~	85	79
5.174% due 02/25/2036 ~	1,212	1,066
5.354% due 08/25/2035 ~	1,000	975
5.443% due 05/25/2037 ~	3,177	2,597
5.490% due 08/25/2035 «~	132	117
5.668% due 10/25/2033 «~	97	86
5.711% due 11/25/2034 «~	10	8
6.033% due 11/25/2034 «~	272	241
6.082% due 05/25/2034 «~	16	14
6.132% due 01/25/2035 «~	19	17
6.250% due 07/25/2034 «~	18	17
6.296% due 02/25/2036 ~	1,308	1,159
7.135% due 02/25/2036 «~	42	38
7.558% due 08/25/2035 •	4,501	3,225
7.660% due 02/25/2036 •	30	28

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	33

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.090% due 12/25/2046 •	$1,486	$1,262

Bear Stearns ALT-A Trust
1.625% due 01/25/2034 «~	37	27
3.151% due 04/25/2035 «~	260	195
4.036% due 05/25/2036 ~	8,828	4,186
4.066% due 11/25/2035 ~	5,149	2,853
4.073% due 05/25/2036 ~	9,125	6,435
4.122% due 04/25/2035 «~	375	327
4.134% due 03/25/2036 ~	5,903	4,677
4.172% due 08/25/2036 ~	217	146
4.207% due 09/25/2047 ~	18,365	8,750
4.217% due 09/25/2035 ~	838	354
4.266% due 08/25/2036 ~	2,807	1,394
4.306% due 05/25/2035 ~	718	668
4.333% due 11/25/2036 ~	4,379	2,433
4.411% due 05/25/2036 ~	5,557	2,678
4.474% due 02/25/2036 ~	1,099	762
4.517% due 04/25/2035 ~	254	245
4.549% due 11/25/2035 ~	6,981	5,352
4.559% due 02/25/2036 ~	5,210	4,302
4.564% due 01/25/2047 ~	1,578	729
4.654% due 06/25/2034 «~	283	256
4.701% due 05/25/2035 «~	263	260
4.701% due 09/25/2035 ~	4,502	2,471
4.783% due 05/25/2036 «~	10	6
4.870% due 09/25/2035 ~	3,541	2,101
4.872% due 02/25/2034 «~	37	33
4.961% due 01/25/2035 ~	244	200
4.998% due 01/25/2036 ~	2,304	2,124
5.138% due 05/25/2035 ~	140	130
5.184% due 01/25/2035 «~	46	41
5.206% due 07/25/2035 ~	7,821	5,398
5.208% due 07/25/2035 ~	18,225	12,089
5.211% due 01/25/2036 ~	10,944	10,136
5.214% due 02/25/2036 ~	571	499
5.292% due 10/25/2035 ~	11,212	9,412
5.353% due 08/25/2034 ~	598	570
5.451% due 04/25/2035 «~	79	70
5.501% due 09/25/2035 ~	4,177	3,378
5.764% due 02/25/2034 •	51	47
5.764% due 08/25/2036 •	9,183	7,885
5.764% due 11/25/2036 •	4,064	3,398
5.764% due 06/25/2046 •	6,964	6,096
5.784% due 12/25/2046 •	2,459	2,091
5.884% due 04/25/2036 •	3,045	2,683
5.924% due 02/25/2036 •	1,407	1,238
6.084% due 04/25/2034 «•	58	56
6.119% due 04/25/2035 •	4,594	4,657
6.125% due 09/25/2034 «~	77	71
6.197% due 09/25/2034 «~	21	19
6.299% due 06/25/2034 •	1,509	1,518
6.374% due 11/25/2034 •	5,879	5,050
6.419% due 07/25/2035 •	1,750	1,667
6.569% due 01/25/2035 •	4,889	4,471
7.094% due 09/25/2034 •	6,446	6,245
7.169% due 07/25/2034 •	3,632	3,748

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Asset-Backed Securities Trust
5.125% due 03/25/2034 þ	$875	$983
5.500% due 01/25/2034 þ	3,923	3,337
5.500% due 06/25/2034 þ	151	147
5.500% due 08/25/2035 ~	2,815	1,721
5.500% due 12/25/2035 •	2,797	1,365
5.744% due 02/25/2037 •	23,891	18,305
5.750% due 10/25/2033 «þ	64	66
5.750% due 01/25/2034 þ	3,407	2,898
5.904% due 04/25/2036 •	5,037	4,869
5.944% due 05/25/2036 •	23,781	6,248
6.000% due 10/25/2035 þ	4,745	3,048
6.544% due 10/25/2033 «•	29	28
6.624% due 01/25/2034 •	2,423	1,941
6.750% due 12/25/2036 þ	2,129	2,085

Bear Stearns Mortgage Funding Trust
5.624% due 06/25/2037 •	7,382	6,778
5.654% due 06/25/2037 •	37,835	35,273
5.784% due 03/25/2037 •	35,242	32,442
5.844% due 11/25/2036 •	13,411	11,661
5.844% due 09/25/2046 •	15,416	13,306
5.864% due 12/25/2036 •	4,598	4,298
5.884% due 08/25/2036 •	7,805	6,881

Bear Stearns Structured Products, Inc. Trust
4.198% due 12/26/2046 ~	102	79
5.115% due 01/26/2036 ~	4,156	3,143
7.000% due 07/25/2037 ~	29,892	11,044

Beast Mortgage Trust
6.189% due 04/15/2036 •	13,021	12,931

BellaVista Mortgage Trust
5.941% due 05/20/2045 •	108	70
6.043% due 01/22/2045 •	447	397

Benchmark Mortgage Trust
0.601% due 07/15/2053 ~(a)	68,256	1,994
1.445% due 12/17/2053 ~(a)	217,217	14,713
1.780% due 07/15/2053 ~(a)	101,072	6,312

Beneria Cowen & Pritzer Collateral Funding Corp.
6.239% due 06/15/2038 •	2,300	2,189

BHP Trust
6.348% due 08/15/2036 •	2,248	2,244

BIG Commercial Mortgage Trust
6.667% due 02/15/2039 •	3,355	3,318

BINOM Securitization Trust
4.441% due 08/25/2057 ~	105,981	101,292

BSREP Commercial Mortgage Trust
6.390% due 08/15/2038 •	6,207	5,953

BX Trust
6.075% due 04/15/2039 •	16,338	16,127
6.240% due 02/15/2036 •	12,386	12,345
6.338% due 02/15/2039 •	28,212	28,094
6.816% due 04/15/2037 •	3,632	3,640

BXP Trust
3.379% due 06/13/2039	28,700	26,685

34	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CALI Mortgage Trust
3.957% due 03/10/2039		$9,000	$8,049

CFCRE Commercial Mortgage Trust
1.074% due 11/10/2049 ~(a)		145,244	3,008

Chase Home Lending Mortgage Trust
3.250% due 03/25/2063 ~		84,202	74,643
3.250% due 09/25/2063 ~		83,289	73,390
3.250% due 03/25/2064 ~		51,497	44,423
3.500% due 06/25/2062 ~		41,028	37,022

Chase Mortgage Finance Trust
4.365% due 09/25/2036 ~		8	6
4.523% due 03/25/2037 ~		2,525	2,312
4.658% due 12/25/2037 «~		291	244
4.734% due 12/25/2035 ~		72	66
4.788% due 01/25/2036 ~		264	236
5.500% due 11/25/2035		600	431
5.700% due 02/25/2037 «~		12	11
5.815% due 06/25/2035 «~		2	2
5.860% due 06/25/2035 «~		22	21
6.000% due 10/25/2036 «		459	173
6.000% due 11/25/2036		2,031	827
6.000% due 12/25/2036 «		106	45
6.000% due 12/25/2036		900	387
6.000% due 02/25/2037		1,299	512
6.000% due 03/25/2037		703	390
6.000% due 05/25/2037		11,360	5,064
6.250% due 10/25/2036		4,213	1,693

ChaseFlex Trust
4.390% due 09/25/2036 ~		3,567	3,120
6.004% due 05/25/2037 •		10,799	9,894
6.044% due 07/25/2037 •		8,695	7,267
6.300% due 06/25/2036 ~		9,253	7,880

ChaseFlex Trust Multi-Class Mortgage Pass-Through Certificates
4.229% due 08/25/2037 þ		4,082	3,173
4.375% due 08/25/2037 •		6,085	4,673
6.124% due 08/25/2037 •		4,093	3,764

Chester A PLC
0.000% due 03/17/2046 (h)	GBP	116,570	143,201
1.000% due 05/20/2046		9	43,824
6.623% due 03/17/2046 •		326,905	412,871
7.473% due 03/17/2046 •		125,536	158,479
8.373% due 03/17/2046 •		116,569	147,152
9.223% due 03/17/2046 •		71,735	90,413
9.723% due 03/17/2046 •		35,868	45,182

Chevy Chase Funding LLC Mortgage-Backed Certificates
5.623% due 05/25/2036 •		$108	97
5.673% due 05/25/2036 •		211	188
5.724% due 01/25/2035 •		99	93
5.744% due 08/25/2035 «•		225	205

CIM Trust
3.250% due 10/25/2058 ~		69,435	61,781

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 05/25/2062 ~	$21,609	$21,339
6.639% due 12/25/2067 þ	27,739	27,765

Citicorp Mortgage Securities Trust
5.750% due 06/25/2036 «	81	68
6.000% due 08/25/2036	2,327	2,082

Citigroup Commercial Mortgage Trust
1.375% due 10/10/2049 ~(a)	271,307	6,842
3.349% due 02/10/2049	40,000	38,257

Citigroup Mortgage Loan Trust
0.000% due 09/25/2037 ~	824	79
0.000% due 03/25/2052 ~	398,430	324,535
0.000% due 01/01/2054 ~	303,463	308,508
0.000% due 09/25/2060 ~	109,501	77,472
0.000% due 09/25/2060 ~(a)	714,720	20,417
0.000% due 10/25/2060 ~	60,413	35,341
0.000% due 10/25/2060 ~(a)	916,722	34,052
0.000% due 05/01/2061 ~	37,444	21,009
0.000% due 05/01/2061 ~(a)	1,000,272	26,550
0.000% due 08/01/2061 ~	23,130	14,880
0.000% due 08/01/2061 ~(a)	1,111,346	93,953
0.000% due 12/25/2061 ~	411,381	326,833
0.000% due 02/01/2062 ~	780,227	631,913
0.000% due 03/01/2062 ~	826,474	674,634
0.000% due 07/25/2062 ~	1,171,838	938,341
0.000% due 10/25/2062 ~	436,332	384,703
0.000% due 10/25/2063 ~	355,372	283,297
0.000% due 10/25/2063 «~	1,133	551
0.000% due 09/25/2064 ~	48	46
0.000% due 03/01/2065 ~	28,037	13,732
0.000% due 03/01/2065 ~(a)	1,867,016	42,758
0.000% due 09/25/2068 «~	1,274	1,281
0.000% due 03/01/2070 ~	19,200	13,843
0.000% due 03/01/2070 ~(a)	275,629	14,256
0.000% due 09/25/2076 ~	279,809	227,494
0.000% due 01/25/2082 (a)	437	419
0.110% due 10/25/2060 ~(a)	814,114	3,699
0.150% due 09/25/2060 ~(a)	649,431	2,361
0.150% due 05/01/2061 ~(a)	900,552	5,751
0.150% due 03/01/2070 ~(a)	257,206	984
0.151% due 03/01/2065 ~(a)	1,434,407	8,792
0.170% due 08/01/2061 ~(a)	1,015,155	2,336
1.500% due 10/25/2060 ~	548,101	484,603
1.500% due 03/01/2065 ~	1,336,877	1,136,929

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	35

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.500% due 03/01/2070 ~	$145,289	$131,840
1.750% due 09/25/2060 ~	327,084	296,403
2.000% due 09/25/2060 ~	65,780	53,663
2.000% due 08/01/2061 ~	779,681	699,403
2.125% due 05/01/2061 ~	711,142	623,024
2.250% due 03/01/2065 ~	135,165	98,118
2.500% due 10/25/2060 ~	69,657	56,155
2.500% due 05/01/2061 ~	68,073	51,145
2.625% due 08/01/2061 ~	84,146	67,898
2.742% due 10/25/2035 ~	1,416	623
2.750% due 09/25/2060	57,244	47,387
2.750% due 03/01/2065 ~	101,375	74,760
2.750% due 03/01/2070 ~	23,221	20,104
2.875% due 05/01/2061 ~	55,309	41,311
2.875% due 08/01/2061 ~	58,828	47,163
3.000% due 10/25/2060 ~	68,367	55,667
3.000% due 03/01/2065 ~	80,097	58,560
3.000% due 03/01/2070 ~	26,154	22,631
3.125% due 05/01/2061 ~	44,369	32,855
3.250% due 09/25/2060	50,716	42,543
3.250% due 08/01/2061 ~	48,403	39,051
3.258% due 03/01/2065 ~	103,877	69,126
3.308% due 09/25/2068 «~	462,112	383,832
3.468% due 05/25/2047 ~	15,520	12,079
3.500% due 10/25/2060 ~	52,242	43,444
3.500% due 05/01/2061 ~	30,998	22,970
3.500% due 03/01/2070 ~	20,531	17,950
3.750% due 08/01/2061 ~	35,744	29,327
3.772% due 05/01/2061 ~	23,096	15,314
3.897% due 10/25/2060 ~	66,433	53,702
3.908% due 09/25/2037 «~	332	317
3.932% due 12/25/2035 ~	197	122
4.026% due 09/25/2060 ~	66,282	55,991
4.145% due 01/25/2082 ~	233,474	197,732
4.157% due 03/25/2037 ~	5,954	4,215
4.247% due 10/25/2046 ~	1,275	1,089
4.266% due 08/01/2061 ~	28,297	21,762
4.275% due 06/25/2036 ~	471	427
4.407% due 03/01/2070 ~	21,753	19,778
4.414% due 09/25/2064 ~	91,478	76,540
4.496% due 09/25/2037 ~	4,326	3,774
4.568% due 03/25/2037 ~	828	699
4.804% due 11/25/2036 ~	1,242	1,049
4.809% due 06/25/2036 ~	1,576	1,388
4.838% due 12/25/2035 ~	5,104	4,436
5.021% due 04/25/2035 ~	905	849
5.115% due 07/25/2036 «~	68	64
5.201% due 03/25/2035 ~	7,315	6,917
5.250% due 03/25/2037	1,850	1,311
5.310% due 03/25/2036 ~	808	754
5.318% due 08/25/2035 ~	179	174
5.342% due 07/25/2036 ~	891	832
5.366% due 11/25/2036 ~	2,974	2,498
5.461% due 10/25/2035 «~	15	12
5.500% due 08/25/2035 •	3,062	2,959
5.500% due 11/25/2035	918	895

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.514% due 01/25/2037 •	$144	$124
5.574% due 06/25/2036 •	430	404
5.715% due 08/25/2036 •	28,812	11,917
5.750% due 04/25/2047	3,820	1,981
5.765% due 05/25/2035 «~	110	100
5.854% due 05/20/2047 •	6,973	5,915
5.865% due 11/25/2036 ~	3,230	2,215
5.944% due 09/25/2036 •	354	317
6.000% due 05/25/2035	1,647	1,628
6.000% due 05/25/2037	2,382	1,894
6.000% due 08/25/2037 ~	11,239	5,373
6.242% due 03/25/2034 ~	167	146
6.250% due 11/25/2037 ~	1,948	875
6.394% due 09/25/2037 •	1,784	1,513
6.500% due 10/25/2036 ~	5,439	2,900
6.980% due 05/25/2035 •	10	10
7.373% due 08/25/2035 «~	11	10
7.860% due 03/25/2036 •	140	127

Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
4.074% due 09/25/2035 «~	235	162

CitiMortgage Alternative Loan Trust
0.006% due 02/25/2037 •(a)	1,408	78
5.750% due 12/25/2036	230	196
5.750% due 03/25/2037 «	411	356
5.750% due 04/25/2037	3,214	2,924
5.994% due 01/25/2037 •	7,433	6,011
6.000% due 07/25/2036 «	230	197
6.000% due 09/25/2036	3,580	3,178
6.000% due 11/25/2036	5,394	4,961
6.000% due 05/25/2037	7,603	6,825
6.000% due 06/25/2037	2,792	2,437
6.000% due 10/25/2037	1,501	1,315

CNL Commercial Mortgage Loan Trust
5.940% due 05/15/2031 •	142	138

Colony Mortgage Capital Ltd.
6.565% due 11/15/2038 •	2,600	2,572
7.112% due 11/15/2038 •	15,102	14,343

COLT Mortgage Loan Trust
1.665% due 09/25/2061 ~	26,620	23,395
4.301% due 03/25/2067 ~	15,058	14,693
5.903% due 12/25/2068 þ	15,651	15,623

Commercial Mortgage Trust
0.067% due 04/10/2047 ~(a)	17,778	0
1.047% due 08/10/2047 ~(a)	172,604	17
1.302% due 10/10/2049 ~(a)	190,919	4,262
2.819% due 01/10/2039	2,200	1,989
3.140% due 10/10/2036	13,000	11,419
3.546% due 06/10/2047	418	418
3.550% due 02/10/2049	7,236	7,111
4.228% due 05/10/2051	1,400	1,322

Countrywide Alternative Loan Resecuritization Trust
4.037% due 08/25/2037 ~	809	382
6.000% due 05/25/2036	53	30
6.000% due 08/25/2037 ~	1,130	554

36	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Alternative Loan Trust
0.000% due 11/25/2035 •(a)	$4,916	$239
0.000% due 08/25/2036 •(a)	7,729	491
2.991% due 06/25/2037 «~	78	60
3.522% due 06/25/2046 ~	3,614	3,227
3.582% due 05/25/2035 ~	1,838	1,357
4.144% due 08/25/2036 ~	331	302
4.153% due 06/25/2037 ~	1,895	1,732
4.459% due 03/25/2047 •	2,619	2,281
4.597% due 12/25/2035 «~	66	59
4.622% due 12/25/2035 «~	38	34
4.704% due 11/25/2035 ~	187	164
4.705% due 08/25/2034 ~	1,997	1,877
4.774% due 02/25/2037 ~	498	428
4.931% due 12/25/2034 ~	4,551	4,365
4.951% due 03/25/2047 ~	2,700	2,379
5.000% due 08/25/2035	2,537	1,726
5.058% due 09/25/2034 ~	1,200	1,132
5.117% due 10/25/2034 •	4,324	4,262
5.500% due 01/25/2035	14,811	14,508
5.500% due 02/25/2035 «	292	266
5.500% due 03/25/2035	15,606	13,577
5.500% due 05/25/2035	10,221	8,184
5.500% due 05/25/2035 «	472	371
5.500% due 06/25/2035 «	116	86
5.500% due 06/25/2035	1,900	1,192
5.500% due 07/25/2035 «	41	28
5.500% due 07/25/2035	2,497	2,016
5.500% due 08/25/2035	2,960	2,507
5.500% due 09/25/2035	22,001	15,764
5.500% due 10/25/2035	1,288	713
5.500% due 11/25/2035	6,112	4,453
5.500% due 11/25/2035 •	2,553	1,300
5.500% due 12/25/2035	2,453	1,234
5.500% due 12/25/2035 •	21,591	12,868
5.500% due 01/25/2036 •	4,901	3,428
5.500% due 01/25/2036 «	133	75
5.500% due 01/25/2036	4,509	3,333
5.500% due 02/25/2036 «	543	306
5.500% due 02/25/2036	28,241	17,567
5.584% due 06/25/2037 •	13,268	11,631
5.623% due 02/20/2047 •	12,952	9,924
5.633% due 03/20/2047 •	15,904	12,849
5.638% due 12/20/2046 •	29,984	25,715
5.643% due 07/20/2046 •	4,641	3,715
5.653% due 09/20/2046 •	7,931	7,099
5.653% due 02/20/2047 •	2,484	1,917
5.654% due 05/25/2035 •	3,416	3,056
5.654% due 04/25/2047 •	11,831	9,603
5.664% due 05/25/2035 •	1,590	1,450
5.684% due 06/25/2036 •	741	651
5.704% due 08/25/2035 •	5,441	5,089
5.714% due 04/25/2047 •	10,138	7,856
5.724% due 08/25/2035 •	3,565	3,260
5.734% due 06/25/2047 •	10,301	8,080

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.750% due 05/25/2036	$254	$98
5.750% due 08/25/2036	3,583	1,953
5.750% due 03/25/2037	3,474	1,869
5.750% due 06/25/2037	2,891	1,297
5.750% due 07/25/2037	817	477
5.750% due 04/25/2047	2,034	1,107
5.754% due 08/25/2035 •	579	527
5.764% due 06/25/2036 •	9,743	7,983
5.764% due 11/25/2036 •	8,372	8,022
5.764% due 01/25/2037 •	18,834	16,218
5.764% due 07/25/2046 •	5,152	4,858
5.764% due 09/25/2047 •	14,176	12,697
5.765% due 11/25/2035 þ	3,579	1,809
5.790% due 09/25/2034 «•	148	131
5.794% due 07/25/2036 •	13,816	5,926
5.804% due 11/25/2036 •	3,036	3,563
5.804% due 05/25/2047 •	5,037	4,605
5.814% due 02/25/2037 •	304	93
5.824% due 08/25/2046 •	10,028	8,181
5.824% due 09/25/2046 •	16,377	14,988
5.824% due 10/25/2046 •	2,090	1,874
5.844% due 03/25/2035 •	1,707	1,576
5.844% due 02/25/2036 •	1,298	1,079
5.844% due 06/25/2036 •	62	28
5.844% due 12/25/2036 •	328	71
5.863% due 03/20/2046 •	3,716	3,063
5.863% due 05/20/2046 •	18,509	15,537
5.864% due 07/25/2046 •	11,355	9,843
5.884% due 09/25/2047 •	12,155	11,190
5.924% due 01/25/2037 •	27,482	22,274
5.944% due 12/25/2035 •	5,112	3,913
5.944% due 04/25/2036 •	6,029	2,286
5.964% due 07/25/2035 •	1,428	1,237
5.984% due 02/25/2036 •	2,095	1,685
5.984% due 07/25/2036 •	1,677	1,432
6.000% due 11/25/2034	7,121	7,039
6.000% due 02/25/2035	18,170	14,430
6.000% due 02/25/2036	29,086	16,839
6.000% due 03/25/2036	8,905	3,938
6.000% due 04/25/2036	12,497	5,948
6.000% due 05/25/2036	15,401	8,058
6.000% due 06/25/2036	7,315	4,028
6.000% due 07/25/2036	7,576	4,385
6.000% due 08/25/2036	3,738	2,162
6.000% due 01/25/2037	886	703
6.000% due 02/25/2037	3,279	1,275
6.000% due 03/25/2037	3,608	1,341
6.000% due 04/25/2037	7,561	3,603
6.000% due 05/25/2037	14,093	6,467
6.000% due 06/25/2037	485	226
6.000% due 08/25/2037 •	5,235	2,690
6.000% due 01/25/2047	5,910	3,105
6.004% due 12/25/2035 •	291	255
6.004% due 02/25/2037 •	10,520	8,413
6.004% due 10/25/2046 •	2,116	1,916
6.004% due 08/25/2047 •	1,751	1,427

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	37

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.024% due 02/25/2036 •	$5,556	$4,823
6.024% due 05/25/2036 •	3,764	3,137
6.029% due 06/25/2046 •	1,925	1,621
6.044% due 12/25/2035 •	13,875	10,360
6.064% due 11/25/2035 •	3,458	3,128
6.074% due 11/25/2035 þ	1,856	938
6.083% due 11/20/2035 •	4,826	4,246
6.089% due 12/25/2035 •	6,978	5,852
6.103% due 11/20/2035 •	25,800	23,355
6.104% due 09/25/2035 •	1,254	950
6.104% due 10/25/2035 •	1,293	846
6.144% due 09/25/2035 •	8,374	7,407
6.144% due 12/25/2035 •	11,904	9,986
6.244% due 08/25/2035 •	1,062	551
6.250% due 10/25/2036	4,652	2,438
6.250% due 11/25/2036	4,285	2,035
6.250% due 12/25/2036	2,973	1,271
6.250% due 11/25/2046	1,987	966
6.399% due 07/20/2035 •	1,435	1,272
6.439% due 08/25/2035 •	1,772	1,407
6.444% due 08/25/2035 •	3,555	2,006
6.489% due 08/25/2035 •	105	95
6.500% due 05/25/2036	2,535	1,243
6.500% due 06/25/2036	831	389
6.500% due 08/25/2036	2,445	768
6.500% due 09/25/2036	6,976	3,749
6.500% due 12/25/2036	2,396	1,064
6.500% due 08/25/2037	9,660	4,057
6.500% due 09/25/2037	17,924	6,899
6.500% due 11/25/2037	7,734	3,620
6.649% due 08/25/2035 •	3,026	2,718
6.734% due 06/25/2035 •	205	178
6.984% due 11/25/2035 •	2,808	2,270
7.000% due 08/25/2034 «	163	141
7.000% due 09/25/2036	25,514	5,758
7.019% due 02/25/2035 •	1,111	1,103
7.094% due 08/25/2034 •	3,024	2,945
7.094% due 10/25/2034 •	2,711	2,636
7.139% due 10/20/2035 •	13,966	9,643
7.159% due 10/20/2035 •	4,505	3,844
7.250% due 08/25/2032 «	40	39
7.500% due 12/25/2034 «	104	13

Countrywide Asset-Backed Certificates Trust
5.924% due 04/25/2036 •	7,054	6,090
5.944% due 03/25/2036 •	2,276	2,234
6.124% due 03/25/2036 •	12,160	10,011

Countrywide Home Loan Mortgage Pass-Through Trust
3.238% due 02/25/2035 ~	4,316	3,510
3.426% due 04/20/2036 «~	197	168
3.450% due 03/25/2035 «~	177	130
3.661% due 05/25/2047 ~	1,163	979
3.775% due 04/25/2035 ~	388	247
3.778% due 05/20/2036 ~	13,460	12,396
3.851% due 07/19/2033 «~	324	294
3.861% due 09/25/2037 ~	496	447
3.902% due 04/25/2047 ~	3,730	3,543

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.045% due 06/20/2036 ~	$4,110	$3,543
4.099% due 09/20/2035 ~	3,928	3,474
4.134% due 11/25/2037 ~	11,179	9,823
4.172% due 09/20/2036 ~	606	520
4.178% due 05/20/2036 ~	1,182	1,060
4.185% due 05/20/2036 ~	2,027	1,726
4.325% due 02/25/2047 ~	6,968	5,864
4.330% due 11/20/2035 ~	506	451
4.335% due 11/25/2037 ~	15,110	13,973
4.428% due 08/20/2035 ~	4,282	4,003
4.428% due 09/25/2047 ~	759	658
4.429% due 05/20/2036 ~	3,236	3,050
4.431% due 09/25/2034 «~	14	12
4.447% due 11/25/2037 ~	14,667	13,407
4.453% due 03/25/2037 ~	104	87
4.512% due 07/25/2034 «~	58	52
4.519% due 04/20/2036 ~	941	836
4.544% due 04/25/2037 ~	1,490	1,353
4.567% due 02/20/2036 ~	2,926	2,572
4.605% due 03/20/2036 ~	3,467	3,090
4.624% due 11/20/2034 ~	163	150
4.642% due 05/19/2033 «~	89	78
4.710% due 09/20/2035 ~	6,090	5,435
4.725% due 01/25/2036 ~	1,896	1,725
4.750% due 06/25/2047 ~	2,753	2,715
4.841% due 10/20/2035 «~	181	175
4.841% due 10/20/2035 ~	757	750
4.871% due 04/25/2035 «~	19	15
4.888% due 05/25/2034 «~	49	43
4.944% due 05/20/2035 «~	484	441
5.072% due 11/20/2035 ~	14,579	11,988
5.077% due 02/20/2035 «~	93	90
5.138% due 11/20/2035 ~	947	776
5.152% due 10/25/2033 «~	27	24
5.250% due 12/25/2027 «	377	223
5.250% due 07/25/2034 «	126	117
5.252% due 09/20/2034 «~	70	60
5.253% due 12/19/2033 «~	5	5
5.286% due 11/20/2034 «~	121	111
5.500% due 04/25/2035	13	11
5.500% due 05/25/2035	1,690	1,365
5.500% due 08/25/2035 «	654	370
5.500% due 08/25/2035	2,950	1,603
5.500% due 09/25/2035	2,018	1,291
5.500% due 10/25/2035 «	234	138
5.500% due 10/25/2035	3,839	2,166
5.500% due 11/25/2035 «	226	122
5.500% due 12/25/2035 «	33	18
5.500% due 01/25/2036	687	433
5.512% due 03/25/2035 «~	367	333
5.543% due 05/20/2034 ~	33	31
5.714% due 04/25/2035 •	1,225	1,108
5.750% due 08/25/2034 «	142	130
5.750% due 02/25/2036 «	458	211
5.750% due 02/25/2037	189	84
5.750% due 03/25/2037	2,007	914

38	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.750% due 05/25/2037	$5,731	$2,965
5.750% due 05/25/2037 «	145	65
5.750% due 07/25/2037	1,767	893
5.844% due 04/25/2046 •	264	244
5.850% due 05/25/2036	2,253	995
5.904% due 05/25/2035 •	208	172
5.924% due 03/25/2036 •	5,019	4,536
5.944% due 05/25/2036 •	1,985	710
5.984% due 03/25/2035 •	241	219
5.994% due 05/25/2033 «•	29	24
6.000% due 12/25/2035 «	12	7
6.000% due 02/25/2037	5,795	2,494
6.000% due 03/25/2037	3,522	1,619
6.000% due 03/25/2037 «	11	5
6.000% due 04/25/2037 «	258	122
6.000% due 05/25/2037	2,919	1,279
6.000% due 05/25/2037 «	20	9
6.000% due 07/25/2037 «	124	104
6.000% due 07/25/2037	6,238	2,605
6.000% due 08/25/2037	5,219	2,325
6.000% due 09/25/2037	2,003	1,080
6.000% due 10/25/2037 «	78	53
6.000% due 10/25/2037	4,643	3,247
6.000% due 01/25/2038	8,029	3,601
6.024% due 04/25/2035 •	3,150	2,868
6.044% due 03/25/2035 •	1,129	723
6.044% due 05/25/2035 •	11,523	9,510
6.051% due 10/20/2034 ~	1,280	1,259
6.084% due 03/25/2035 •	10,643	9,257
6.104% due 02/25/2035 •	301	264
6.116% due 02/25/2034 «~	90	81
6.118% due 09/25/2034 «~	124	116
6.124% due 02/25/2035 •	605	508
6.184% due 02/25/2035 •	5,233	4,412
6.204% due 09/25/2034 «•	57	53
6.250% due 09/25/2036	2,035	840
6.250% due 10/25/2036 «	99	46
6.306% due 12/25/2033 «~	30	26
6.500% due 11/25/2036	7,961	2,702
6.500% due 05/25/2037 «	202	93
6.500% due 10/25/2037	14,571	5,585
6.500% due 11/25/2037	3,308	1,171
6.500% due 12/25/2037	21,398	9,065
6.500% due 11/25/2047	12,587	6,348
7.824% due 02/20/2036 •	2,863	2,447
7.873% due 02/20/2036 «•	418	357
7.884% due 02/20/2036 •	812	684
7.884% due 02/20/2036 «•	14	12
7.940% due 02/20/2036 •	533	481

Countrywide Home Loan Reperforming REMIC Trust
5.709% due 01/25/2034	14,276	12,798
5.844% due 11/25/2034 •	4,009	3,754
5.844% due 09/25/2035 •	591	496

Credit Suisse Commercial Mortgage Trust
6.407% due 06/15/2034 •	1,177	1,129

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse First Boston Mortgage Securities Corp.
4.578% due 06/25/2046 ~	$199,984	$191,929
5.250% due 09/25/2035 «	476	365
5.365% due 11/25/2031 «•	191	111
5.542% due 04/25/2034 «~	1	1
6.000% due 09/25/2033 «	63	60
6.000% due 01/25/2036	2,538	1,545
6.094% due 11/25/2031 «•	412	229
6.094% due 09/25/2035 •	2,256	1,504
6.500% due 01/25/2036 «	353	84
6.594% due 11/25/2034 •	3,521	3,054
7.000% due 01/25/2036	4,856	1,035

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
4.737% due 07/25/2033 «~	5	5
5.500% due 08/25/2034 «	194	154
5.500% due 06/25/2035	3,617	2,656
5.500% due 10/25/2035 «	127	66
5.500% due 10/25/2035	2,562	1,152
6.000% due 11/25/2035	226	56
6.053% due 10/25/2033 «~	11	10

Credit Suisse Mortgage Capital Certificates
6.000% due 04/26/2037 ~	628	618

Credit Suisse Mortgage Capital Mortgage-Backed Trust
0.000% due 12/25/2054 (h)	24	24
0.000% due 02/25/2056 (h)	196	193
0.000% due 07/25/2057 (h)	236	228
0.000% due 01/25/2058 (h)	172	167
0.000% due 04/25/2058 (a)	10	10
0.000% due 07/25/2058 (h)	628	596
0.000% due 01/27/2059 (h)	376	365
0.000% due 01/27/2059 (a)	714,275	0
0.000% due 04/25/2059 ~(a)	346,569	21
0.000% due 09/25/2059 ~	499	472
0.000% due 10/25/2060 (h)	555	539
0.000% due 02/25/2061 ~(a)	295,741	2,232
0.000% due 05/25/2061 (a)	231	230
0.000% due 11/25/2076 (h)	1,323	1,171
0.000% due 11/25/2076 (a)	826,504	0
0.388% due 02/25/2061 ~(a)	257,966	3,915
0.393% due 05/25/2061 ~(a)	443,777	6,420
1.000% due 02/25/2061 ~(a)	139,266	3,178
1.250% due 02/25/2061 ~	139,266	122,938
1.254% due 08/15/2037 ~(a)	138,592	1,755
1.524% due 05/25/2061 ~(a)	496,849	15,094
1.650% due 05/25/2061 ~	317,927	271,688
2.000% due 01/25/2060 ~	19,641	17,192
2.000% due 10/25/2060 ~	25,634	22,507
2.100% due 05/25/2061 ~	40,232	28,388
2.450% due 05/25/2061 ~	33,691	23,968
2.500% due 07/25/2057 ~	344,503	305,393
2.500% due 02/25/2061 ~	27,143	22,258
2.800% due 05/25/2061 ~	28,457	19,849
2.862% due 12/25/2048 ~	230,210	207,271
3.000% due 02/25/2061 ~	20,262	16,467

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	39

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.067% due 02/25/2056 ~	$1,045,150	$815,514
3.149% due 07/25/2057 ~	331,591	204,113
3.244% due 07/25/2058 ~	2,498,446	1,951,782
3.250% due 01/27/2059 ~	351,015	330,735
3.250% due 04/25/2059 ~	161,715	151,990
3.413% due 10/25/2060 ~	1,363,506	1,082,779
3.431% due 11/10/2032	8,800	7,467
3.500% due 04/26/2038 ~	1,212	1,178
3.500% due 11/25/2076 ~	391,675	371,654
3.540% due 02/25/2060 ~	22,862	22,925
3.577% due 02/25/2061 ~	108,000	66,057
3.598% due 04/25/2059 ~	182,996	131,068
3.614% due 01/25/2058 ~	156,690	128,753
3.633% due 05/25/2061 ~	76,541	41,421
3.820% due 11/25/2076 ~	430,959	315,983
3.825% due 01/27/2059 ~	356,200	261,939
3.904% due 04/25/2062 ~	29,480	27,565
4.000% due 08/27/2037 ~	8,140	7,523
4.000% due 08/01/2057 ~	4,143	3,847
4.081% due 03/25/2060 ~	5,647	5,629
4.131% due 02/27/2047 ~	89,162	36,297
4.222% due 06/25/2048 ~	629,897	546,254
4.278% due 09/25/2057 ~	547,691	466,016
4.341% due 12/25/2054 ~	141,241	103,218
4.440% due 04/26/2047 ~	9,124	5,500
4.547% due 05/25/2067 ~	17,915	17,431
4.571% due 08/27/2037 ~	8,938	7,595
4.630% due 04/25/2058 ~	245,688	224,582
4.699% due 05/27/2053 ~	82,294	65,658
4.865% due 04/27/2037 ~	8,887	4,633
5.000% due 04/25/2037 «	233	185
5.111% due 07/27/2037 •	1,031	984
5.127% due 09/25/2059 ~	293,568	270,985
5.500% due 03/25/2037	6,583	3,250
5.561% due 04/25/2036 ~	5,341	4,130
5.664% due 05/27/2037 •	7,978	6,794
5.715% due 10/27/2036 •	1,488	1,146
5.794% due 11/25/2036 •	1,310	871
5.865% due 11/26/2036 ~	2,833	1,933
5.944% due 07/25/2036 •	13,311	5,592
6.000% due 08/25/2036	3,479	1,637
6.000% due 02/25/2037	1,524	844
6.000% due 06/25/2037	2,110	334
6.130% due 09/26/2036 «~	448	405
6.250% due 08/25/2036	662	269
6.250% due 06/01/2050 ~	647,453	649,103
6.840% due 07/15/2038 •	18,700	16,846
7.000% due 08/26/2036	1,482	547
7.467% due 07/25/2049 ~	669,037	660,492

Credit Suisse Mortgage Capital Trust
0.000% due 07/25/2049 ~	34,637	29,224
0.000% due 09/25/2059 ~	27,085	22,610
0.000% due 10/27/2060 ~	7,969	6,130
2.802% due 07/25/2057 ~	34,623	26,095
3.139% due 02/25/2061	12,460	9,995
3.318% due 09/25/2048 ~	105,198	76,592
3.404% due 01/27/2059 ~	29,777	24,414

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.431% due 10/27/2060 ~(a)		$57,697	$47,668
3.500% due 05/25/2061		21,035	17,273
3.657% due 07/25/2049		28,170	29,370
4.337% due 09/25/2057 ~		23,164	20,179
6.273% due 07/25/2050 ~		23,541	23,212
12.491% due 10/25/2058 ~		9,693	8,333

Cross Mortgage Trust
6.093% due 04/25/2069 þ		35,100	35,228
6.615% due 03/25/2068 þ		29,298	29,375

CRSNT Commercial Mortgage Trust
0.000% due 04/15/2036 ~(a)		175,301	0

CSAIL Commercial Mortgage Trust
3.224% due 06/15/2057		144	143
3.617% due 11/15/2048		5,142	5,064

Cupressus Mortgages Holdco SARL
1.000% due 10/24/2050 «	GBP	2,000	2,086

DBGS Mortgage Trust
3.843% due 04/10/2037		$1,690	1,490
6.835% due 10/15/2036 •		26,500	25,822

DBJPM Mortgage Trust
1.704% due 09/15/2053 ~(a)		62,702	3,391

DC Commercial Mortgage Trust
6.314% due 09/12/2040		18,400	18,836

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
4.293% due 10/25/2035 «~		173	147
5.250% due 09/25/2035 ~		2,733	2,348
5.500% due 11/25/2035 «~		26	39
5.500% due 12/25/2035		1,299	1,069
5.584% due 07/25/2047 •		7,129	6,510
5.594% due 02/25/2047 •		1,227	690
5.684% due 08/25/2036 •		3,086	2,815
5.684% due 01/25/2047 •		2,450	2,193
5.704% due 08/25/2047 •		30,386	26,750
5.744% due 12/25/2036 •		2,336	2,097
5.744% due 03/25/2037 •		14,145	12,413
5.764% due 03/25/2037 •		15,802	8,057
5.774% due 08/25/2037 •		6,423	5,087
5.824% due 08/25/2036 •		3,560	3,231
5.824% due 10/25/2036 •		13,788	4,127
5.824% due 08/25/2047 •		9,611	8,416
5.844% due 02/25/2047 •		7,773	6,991
5.859% due 04/25/2047 •		14,829	12,631
5.924% due 01/25/2047 •		1,994	1,675
6.004% due 08/25/2036 •		6,908	6,205
6.144% due 06/25/2037 •		39,256	33,161
6.194% due 10/25/2047 •		24,926	18,951
6.250% due 11/25/2035 •		1,570	2,443

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
4.786% due 06/25/2036 ~		6,487	5,732
5.431% due 02/25/2036 ~		1,782	1,551
5.530% due 02/25/2036 ~		3,063	2,666
5.650% due 10/25/2036 ~		8,665	7,224
5.744% due 04/25/2037 •		23,563	16,002
5.900% due 10/25/2036 ~		3,720	3,098
6.369% due 10/25/2036 þ		596	496

40	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.386% due 10/25/2036 þ		$94	$78
6.420% due 07/25/2036 ~		5,426	4,506
6.600% due 10/25/2036 þ		2,582	2,152

Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
5.680% due 06/25/2034 «~		4	4

Downey Savings & Loan Association Mortgage Loan Trust
5.581% due 03/19/2037 •		22,664	18,930
5.621% due 04/19/2047 •		69	74
5.641% due 10/19/2036 •		20,020	13,165
5.861% due 03/19/2045 •		992	943
5.941% due 02/19/2045 •		825	807
5.986% due 07/19/2044 «~		6	5
6.029% due 04/19/2046 •		3,542	3,055
6.101% due 09/19/2045 •		1,277	699
6.143% due 07/19/2044 ~		253	231
6.221% due 11/19/2044 •		1,705	1,636
6.241% due 11/19/2044 «•		33	30
6.261% due 09/19/2044 •		2,065	1,813

Durham Mortgages
0.000% due 03/31/2054 «~	GBP	10	0
0.000% due 11/28/2054 «(h)		9,973	11,861
0.000% due 11/28/2054 «~		27,883	33,162
5.872% due 11/28/2054 •		850,459	1,073,560
6.222% due 11/28/2054 •		66,488	83,911
6.572% due 11/28/2054 •		55,683	70,214
6.922% due 11/28/2054 •		49,866	62,878
7.622% due 11/28/2054 •		36,568	45,655
7.722% due 11/28/2054 •		9,755	12,340
7.872% due 11/28/2054 •		22,439	27,895

Durham Mortgages A PLC
0.000% due 05/28/2054 (h)		10	11,723
0.000% due 05/28/2054 •		1,174,520	1,475,640

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.000% due 05/28/2054 (b)(h)	GBP	50,495	$45,692

E-MAC NL BV
6.208% due 07/25/2036 •	EUR	195	203

Ellington Financial Mortgage Trust
5.732% due 02/25/2068 þ		$9,790	9,724

EMF-UK PLC
6.322% due 03/13/2046 •	GBP	13,247	16,647

Eucalyptus Mortgages Ltd.
1.000% due 10/24/2050 «		154,839	161,079

Eurohome U.K. Mortgages PLC
5.493% due 06/15/2044 •		641	794
5.643% due 06/15/2044 •		5,200	6,324
5.693% due 09/15/2044 •		1,600	1,961

Eurosail PLC
5.582% due 03/13/2045 •		16,187	20,165
5.742% due 09/13/2045 •		17,777	22,142
5.792% due 09/10/2044 •		1,200	1,478
6.112% due 09/13/2045 •		21,672	26,160
6.292% due 06/13/2045 •		2,057	2,589

First Horizon Alternative Mortgage Securities Trust
0.106% due 04/25/2037 •(a)		$2,342	180
4.710% due 08/25/2035 ~		584	500
4.980% due 01/25/2036 ~		2,396	1,197
5.646% due 02/25/2036 «~		64	48
5.750% due 02/25/2036		2,359	1,039
5.750% due 04/25/2036 •		1,312	481
5.794% due 04/25/2035 ~		3,593	3,465
5.805% due 09/25/2036 ~		2,245	1,615
5.814% due 02/25/2037 «•		160	47
6.000% due 11/25/2036		915	268
6.047% due 08/25/2034 «~		65	63
6.054% due 12/25/2035 ~		867	659
6.083% due 09/25/2035 ~		666	581
6.129% due 04/25/2036 ~		679	562
6.250% due 11/25/2036		1,764	538
6.250% due 08/25/2037		83	33
6.405% due 08/25/2035 «~		3	2
6.851% due 02/25/2035 ~		362	337
6.915% due 03/25/2035 ~		186	179

First Horizon Mortgage Pass-Through Trust
0.000% due 10/25/2035 «~		37	0
4.820% due 11/25/2037 ~		25	11
4.830% due 05/25/2037 ~		1,408	611
4.935% due 10/25/2035 ~		423	392
5.146% due 01/25/2037 ~		338	182
5.462% due 08/25/2035 ~		37	26
5.750% due 05/25/2037		146	59

Formentera Issuer PLC
6.022% due 07/28/2047 •	GBP	24,949	31,509

Fremont Home Loan Trust
6.269% due 01/25/2034 •		$1,268	1,202

GCAT Trust
4.250% due 05/25/2067 ~		18,649	17,335
6.007% due 01/25/2059 þ		19,236	19,204

GMAC Commercial Mortgage Asset Corp.
5.550% due 08/10/2038		4,707	4,455

GMAC Mortgage Corp. Loan Trust
3.644% due 11/19/2035 ~		95	83

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	41

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.725% due 03/18/2035 «~		$2	$2
4.109% due 03/18/2035 «~		261	215
4.254% due 11/19/2035 «~		67	55
6.964% due 03/18/2035 «~		88	85

Grace Trust
0.301% due 12/10/2040 ~(a)		174,400	2,915

Great Hall Mortgages PLC
4.058% due 03/18/2039 •	EUR	337	363
4.078% due 06/18/2038 •		6	6
5.492% due 06/18/2038 •	GBP	5	6
5.642% due 06/18/2039 •		25,290	31,241
5.754% due 06/18/2039 •		$251	249

GreenPoint Mortgage Funding Trust
5.804% due 01/25/2037 •		5,503	4,823
5.844% due 03/25/2047 •		9,585	8,462
5.864% due 04/25/2036 •		6,492	5,514
5.884% due 10/25/2046 •		8,979	8,160
5.904% due 06/25/2045 •		1,403	1,011
5.924% due 08/25/2045 «•		127	97
5.964% due 10/25/2045 •		254	249
5.984% due 11/25/2045 •		26	23
6.064% due 10/25/2045 •		2,756	2,543
6.084% due 09/25/2046 •		4,467	3,532

Grifonas Finance PLC
4.181% due 08/28/2039 •	EUR	13,830	14,484

Grosvenor Square RMBS PLC
0.000% due 03/14/2053 (h)	GBP	1	17,633
6.424% due 03/14/2053 •		636,454	808,763
7.224% due 03/14/2053 •		64,660	82,426
8.224% due 03/14/2053 •		30,790	39,360
9.224% due 03/14/2053 •		24,633	31,143
10.724% due 03/14/2053 •		15,395	19,418
12.224% due 03/14/2053 •		9,237	11,648
12.724% due 03/14/2053 •		1,985	2,456
13.224% due 03/14/2053 •		21,595	28,899

GS Mortgage Securities Corp.
0.207% due 05/03/2032 ~(a)		$179,000	413

GS Mortgage Securities Corp. Trust
2.856% due 05/10/2034		46,026	32,924
6.572% due 07/15/2035 •		6,688	5,194
6.694% due 12/15/2036 •		3,000	2,984
6.770% due 08/15/2032 •		8,254	8,235
8.726% due 08/15/2039 •		5,200	5,232

GS Mortgage Securities Trust
0.000% due 08/10/2044 ~(a)		1,320	0
0.444% due 08/10/2043 ~(a)		16,706	124
0.562% due 11/10/2049 ~(a)		115,132	1,329
3.120% due 05/10/2050		348	346
3.278% due 10/10/2048		1,948	1,911
3.365% due 11/10/2047		672	668

GS Mortgage-Backed Securities Trust
0.000% due 06/25/2061 ~(a)		642,823	19,997
0.000% due 06/25/2061 ~		343	328
0.000% due 01/25/2062 ~(a)		776	755

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.000% due 02/27/2062 (h)	$1,271	$1,005
0.000% due 02/25/2063 (h)	1,333	1,260
0.000% due 02/25/2063 ~	1,019	953
0.000% due 12/27/2067 ~(a)	2,903	2,531
0.000% due 05/01/2074 «	2,864	2,870
0.010% due 03/25/2064 «	300	301
0.660% due 03/25/2052 ~(a)	259,965	9,292
1.625% due 06/25/2061 ~	195,038	174,154
2.250% due 06/25/2061 ~	24,938	20,240
2.500% due 03/25/2052 ~	259,965	210,185
2.500% due 06/25/2061 ~	24,253	19,403
2.750% due 06/25/2061 ~	19,676	15,547
2.827% due 03/25/2052 ~	3,749	1,383
3.160% due 03/25/2052 ~	19,804	16,296
3.750% due 07/25/2061 ~	27,961	26,485
3.815% due 02/25/2063 ~	367,130	308,711
4.049% due 06/25/2061 ~	55,798	41,140
4.104% due 01/25/2062 ~	889,248	822,784
4.115% due 12/27/2067 ~	590,744	499,564
4.254% due 02/27/2062 ~	367,085	317,188
4.290% due 02/25/2063 ~	460,747	421,364
4.350% due 05/01/2074 «	641,197	564,093
6.524% due 06/25/2063 ~	416,112	418,190
6.726% due 03/25/2064 «	459,036	477,005

GSC Capital Corp. Mortgage Trust
5.844% due 02/25/2036 •	3,685	3,347

GSCG Trust
2.936% due 09/06/2034	12,950	10,037

GSMPS Mortgage Loan Trust
5.794% due 01/25/2035 •	15,090	13,040
5.794% due 03/25/2035 •	2,407	2,195
5.844% due 06/25/2034 •	23,787	21,000
7.070% due 10/20/2032 ~	8,326	7,393

GSMSC Resecuritization Trust
3.352% due 09/25/2036 ~	716	226
4.051% due 04/26/2037 •	46,714	26,063
5.570% due 02/26/2037 •	21,889	20,209
5.584% due 10/26/2036 •	13,469	12,307
7.500% due 10/25/2036 ~	1,007	142

GSR Mortgage Loan Trust
3.674% due 01/25/2035 «~	9	8
3.831% due 05/25/2037 ~	954	525
4.264% due 08/25/2034 «~	21	19
4.312% due 05/25/2037 ~	1,419	1,224
4.327% due 08/25/2034 «~	268	242
4.349% due 05/25/2035 ~	558	451
4.366% due 04/25/2036 ~	762	503
4.437% due 11/25/2035 ~	10	9
4.618% due 01/25/2036 «~	7	7
4.692% due 04/25/2035 «~	57	53
4.704% due 11/25/2035 «~	6	5
4.713% due 01/25/2036 ~	1,559	1,419
4.718% due 03/25/2037 «~	379	322
4.940% due 08/25/2034 «~	192	176
4.962% due 09/25/2034 «~	5	4

42	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 07/25/2036 «	$5	$0
5.093% due 07/25/2035 ~	919	497
5.107% due 04/25/2035 «~	24	22
5.230% due 07/25/2035 ~	904	620
5.337% due 12/25/2034 «~	366	73
5.375% due 07/25/2035 «~	159	149
5.473% due 09/25/2035 «~	255	224
5.500% due 03/25/2036 «	319	333
5.500% due 03/25/2036	664	772
5.500% due 01/25/2037 «	392	948
5.714% due 11/25/2035 ~	150	79
5.750% due 02/25/2036 «	275	220
5.884% due 08/25/2046 •	20,445	4,785
5.894% due 07/25/2037 «•	137	33
5.964% due 08/25/2046 •	34,126	8,441
6.000% due 11/25/2035 «	244	92
6.000% due 02/25/2036	349	160
6.000% due 03/25/2036	10,371	3,781
6.000% due 06/25/2036 «	412	624
6.000% due 07/25/2036	1,579	900
6.000% due 09/25/2036	1,293	596
6.000% due 01/25/2037 «	39	23
6.019% due 10/25/2035 «~	256	233
6.027% due 05/25/2035 ~	2,384	1,932
6.167% due 01/25/2035 ~	214	198
6.250% due 10/25/2036	10,630	9,487
6.369% due 05/25/2035 «~	418	297
6.500% due 09/25/2036	1,207	591
6.500% due 10/25/2036	556	237
6.970% due 04/25/2032 «•	8	6

HarborView Mortgage Loan Trust
4.047% due 08/19/2036 «~	250	213
4.077% due 06/19/2036 ~	253	109
4.228% due 06/19/2036 ~	98	49
4.236% due 07/19/2035 ~	3,942	2,904
4.644% due 12/19/2035 ~	1,492	804
4.997% due 06/19/2045 •	3,847	1,880
5.604% due 05/25/2038 •	10,970	8,560
5.701% due 03/19/2037 •	20,978	18,666
5.741% due 01/25/2047 •	9,200	8,167
5.781% due 12/19/2036 •	35	32
5.794% due 11/19/2036 •	3,721	3,217
5.821% due 09/19/2037 •	7,365	6,147
5.821% due 02/19/2046 •	1,318	1,157
5.851% due 12/19/2036 •	30,911	24,906
5.861% due 11/19/2036 •	2,880	2,473
5.921% due 01/19/2036 •	95	93
5.921% due 12/19/2036 •	2,132	2,004
5.939% due 12/19/2036 •	5,545	4,636
5.941% due 01/19/2036 •	363	221
5.981% due 03/19/2035 •	1,089	1,074
5.981% due 07/19/2045 •	8,671	7,571
5.995% due 08/19/2034 «~	439	415
6.001% due 02/19/2036 •	3,891	1,911
6.003% due 10/20/2045 •	6,120	3,856
6.021% due 07/19/2045 «•	35	29

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.061% due 11/19/2035 •		$400	$267
6.061% due 08/19/2045 •		217	197
6.081% due 01/19/2035 •		139	115
6.101% due 09/19/2035 •		981	642
6.141% due 01/19/2035 •		796	717
6.201% due 01/19/2035 «•		148	137
6.221% due 12/19/2034 •		2,336	2,033
6.241% due 11/19/2034 «•		99	84
6.241% due 12/19/2034 «•		25	21
6.261% due 12/19/2034 •		11,368	9,372
6.301% due 11/19/2034 •		11,426	8,091
6.359% due 12/19/2035 «~		92	64
6.386% due 12/19/2035 ~		3	3
6.444% due 10/25/2037 •		10,750	9,616
6.565% due 06/19/2034 «•		16	15
6.758% due 11/19/2034 «~		16	15
7.089% due 01/19/2036 •		8,814	3,549

Harbour PLC
6.722% due 01/28/2054 •	GBP	21,701	27,183

Hilton USA Trust
0.475% due 11/05/2038 ~(a)		$118,960	1,217
2.828% due 11/05/2035		71,800	62,280

HomeBanc Mortgage Trust
4.125% due 04/25/2037 ~		3,626	3,186
5.964% due 01/25/2036 •		2,593	2,453
6.134% due 07/25/2035 •		2,544	2,539
6.419% due 12/25/2034 •		181	167
6.569% due 03/25/2035 «•		79	55
6.644% due 03/25/2035 «•		105	66

Homeward Opportunities Fund Trust
5.082% due 07/25/2067 þ		8,682	8,580

HPLY Trust
7.785% due 11/15/2036 •		17,630	17,479

HSI Asset Loan Obligation Trust
3.743% due 09/25/2037 ~		806	662
4.247% due 09/25/2037 ~		11,218	9,090
4.487% due 01/25/2037 ~		2,481	1,912
5.279% due 01/25/2037 ~		780	521

HSI Asset Securitization Corp. Trust
6.404% due 07/25/2035 •		794	759
6.434% due 07/25/2035 •		1,601	1,331

ILPT Commercial Mortgage Trust
7.570% due 10/15/2039 •		27,100	27,122

IM Pastor Fondo de Titluzacion Hipotecaria
4.062% due 03/22/2044 •	EUR	11,247	10,811

Impac CMB Trust
5.724% due 10/25/2035 •		$4,283	3,821
5.964% due 04/25/2035 •		1,201	1,131
6.084% due 09/25/2034 «•		22	21
6.084% due 03/25/2035 •		3,562	3,359
6.164% due 05/25/2035 «•		32	27

Impac Secured Assets Trust
5.450% due 03/25/2033 ~		1,541	1,485
5.844% due 05/25/2036 «•		16	12

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	43

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.924% due 03/25/2037 •	$27,195	$22,703
5.924% due 09/25/2037 •	5,586	4,703
5.964% due 01/25/2037 •	18,190	15,055
6.144% due 05/25/2036 •	299	265
6.164% due 09/25/2037 •	8,242	6,855
6.204% due 05/25/2037 •	11,151	9,181
7.544% due 05/25/2036 «•	312	299

IndyMac Adjustable Rate Mortgage Trust
5.545% due 01/25/2032 «~	4	4

IndyMac IMJA Mortgage Loan Trust
6.250% due 11/25/2037	1,842	817

IndyMac IMSC Mortgage Loan Trust
6.000% due 06/25/2037	10,325	6,440
6.500% due 09/25/2037	90	52

IndyMac INDA Mortgage Loan Trust
3.370% due 11/25/2035 ~	220	164
3.502% due 11/25/2037 ~	7,287	5,953
3.699% due 01/25/2036 ~	1,520	1,159
3.791% due 09/25/2036 ~	2,756	2,120
4.019% due 03/25/2037 ~	728	547
4.280% due 09/25/2037 ~	10,218	5,391
5.431% due 01/25/2036 ~	70	65

IndyMac INDX Mortgage Loan Trust
3.076% due 01/25/2036 «~	34	29
3.078% due 06/25/2037 ~	4,235	2,515
3.098% due 06/25/2037 ~	8,967	7,008
3.176% due 05/25/2036 ~	13,457	9,012
3.324% due 07/25/2037 ~	17,454	11,325
3.340% due 08/25/2037 ~	56	40
3.366% due 05/25/2037 ~	3,331	2,589
3.387% due 06/25/2036 ~	191	121
3.388% due 06/25/2036 ~	474	390
3.435% due 05/25/2036 ~	8,587	7,853
3.461% due 06/25/2035 «~	45	34
3.472% due 06/25/2036 ~	19,942	13,706
3.477% due 05/25/2037 •	39,892	29,201
3.556% due 01/25/2035 «~	319	284
3.709% due 10/25/2035 ~	4,939	3,919
3.713% due 05/25/2037 ~	16,660	11,026
3.780% due 08/25/2035 ~	6,073	4,493
3.795% due 02/25/2036 ~	2,279	1,628
3.823% due 07/25/2036 ~	6,040	4,252
3.858% due 12/25/2035 ~	1,012	576
3.875% due 11/25/2035 ~	2,103	1,932
3.976% due 09/25/2036 ~	60	39
3.995% due 09/25/2035 ~	5,055	4,066
4.127% due 11/25/2035 ~	6,690	4,671
4.309% due 12/25/2035 ~	4,810	3,583
4.486% due 07/25/2035 ~	4,272	2,406
4.499% due 03/25/2035 «~	43	41
4.512% due 08/25/2035 ~	1,804	1,607
4.625% due 03/25/2035 «~	16	14
4.650% due 01/25/2037 ~	3,603	3,013
5.544% due 04/25/2035 «~	9	8
5.684% due 07/25/2036 •	5,247	5,077

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.704% due 10/25/2036 •	$52	$45
5.744% due 06/25/2037 •	8,014	2,882
5.824% due 09/25/2046 •	6,658	5,653
5.844% due 10/25/2036 •	2,029	1,790
5.844% due 06/25/2046 •	11,828	9,232
5.844% due 11/25/2046 •	20,618	18,676
5.864% due 04/25/2046 •	5,845	4,799
5.864% due 05/25/2046 •	27,487	23,913
5.884% due 04/25/2046 •	4,743	3,895
5.904% due 04/25/2035 •	1,779	1,589
5.904% due 09/25/2046 •	5,140	4,958
5.924% due 04/25/2035 •	3,951	3,289
5.924% due 07/25/2035 •	1,145	1,036
5.924% due 06/25/2037 •	12,799	11,310
5.944% due 02/25/2037 •	13,600	8,507
5.964% due 06/25/2035 •	3,167	2,508
5.964% due 07/25/2035 •	11,082	7,316
6.004% due 03/25/2035 «•	331	314
6.004% due 07/25/2035 •	1,642	1,220
6.024% due 11/25/2036 •	5,933	5,341
6.084% due 02/25/2035 •	989	901
6.084% due 07/25/2045 •	2,669	2,104
6.124% due 02/25/2035 •	738	639
6.144% due 01/25/2035 •	1,242	877
6.244% due 08/25/2034 «•	52	43
6.244% due 11/25/2034 •	4	4
6.244% due 07/25/2046 •	1,185	1,008
6.324% due 09/25/2034 «•	56	46
7.004% due 10/25/2036 •	6,926	3,625

InTown Mortgage Trust
7.814% due 08/15/2039 •	6,175	6,217

JP Morgan Alternative Loan Trust
3.838% due 05/25/2036 ~	597	333
5.804% due 06/25/2037 •	31,266	16,197
5.843% due 05/26/2037 ~	23,505	2,256
5.844% due 06/25/2037 •	11,101	4,233
6.000% due 03/25/2036 «	245	125
6.000% due 03/25/2036	1,357	711
6.000% due 12/27/2036	20,995	11,007
6.500% due 03/25/2036	3,994	2,250
6.500% due 12/25/2036 þ	37,800	30,641
6.810% due 08/25/2036 þ	12,559	11,806

JP Morgan Chase Commercial Mortgage Securities Trust
0.236% due 03/05/2042 ~(a)	158,100	1,367
0.360% due 10/05/2040 ~(a)	217,800	3,475
0.900% due 04/15/2046 ~(a)	5,382	0
1.326% due 08/15/2049 ~(a)	120,768	3,009
1.974% due 01/05/2040	12,300	10,424
2.287% due 03/05/2042	28,500	24,079
4.128% due 07/05/2031	27,783	25,747
5.922% due 04/15/2037 •	37,271	35,652
6.200% due 06/15/2038 •	19,290	19,018
6.555% due 11/15/2038 •	1,350	1,345
6.740% due 03/15/2036 •	5,000	4,331
7.235% due 10/05/2040	70,400	73,653

44	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JP Morgan Mortgage Trust
4.048% due 10/25/2036 ~	$611	$436
4.054% due 06/25/2036 «~	114	77
4.294% due 05/25/2036 «~	259	204
4.294% due 05/25/2036 ~	1,613	1,296
4.357% due 01/25/2037 «~	272	201
4.375% due 08/25/2035 «~	2	2
4.463% due 04/25/2037 «~	314	242
4.463% due 04/25/2037 ~	3,344	2,646
4.489% due 06/25/2037 ~	208	161
4.526% due 07/25/2035 «~	5	4
4.581% due 08/25/2036 ~	5,148	4,153
4.603% due 08/25/2036 ~	1,910	1,509
4.603% due 06/25/2037 ~	2,473	1,925
4.606% due 10/25/2036 ~	211	151
4.625% due 07/25/2063 ~	37,208	35,697
4.639% due 06/25/2036 «~	255	171
4.639% due 06/25/2036 ~	1,501	1,027
4.699% due 02/25/2034 «~	2	2
4.750% due 01/25/2063 ~	13,613	13,043
4.838% due 10/25/2035 ~	167	131
4.881% due 10/25/2035 «~	5	4
4.896% due 07/25/2035 «~	99	89
4.913% due 05/25/2036 «~	6	5
4.913% due 05/25/2036 ~	674	565
4.914% due 05/25/2036 ~	489	425
4.934% due 06/25/2035 ~	557	544
5.003% due 11/25/2035 ~	3,458	2,796
5.013% due 11/25/2035 «~	111	87
5.035% due 04/25/2036 ~	4,783	4,109
5.041% due 08/25/2035 ~	578	477
5.072% due 08/25/2036 ~	397	325
5.119% due 10/25/2033 «~	16	15
5.120% due 11/25/2035 «~	11	9
5.126% due 10/25/2037 ~	4,618	3,676
5.129% due 06/25/2035 «~	35	27
5.138% due 12/26/2037 ~	4,342	3,354
5.144% due 02/25/2036 ~	1,518	1,086
5.250% due 11/25/2063 ~	941	925
5.273% due 07/25/2035 ~	553	522
5.273% due 07/25/2035 «~	25	21
5.308% due 04/25/2037 «~	399	284
5.310% due 10/25/2035 «~	32	30
5.310% due 10/25/2035 ~	162	156
5.315% due 02/25/2035 «~	6	5
5.386% due 09/25/2035 «~	154	138
5.408% due 06/25/2035 «~	32	31
5.444% due 04/25/2035 «~	35	32
5.500% due 09/25/2035	1,963	1,489
5.500% due 09/25/2035 «	95	69
5.500% due 01/25/2036	609	271
5.500% due 08/25/2037	2,034	895
5.516% due 07/25/2035 ~	188	178
5.521% due 04/25/2036 ~	597	503
5.525% due 04/25/2035 «~	85	79
5.670% due 07/25/2035 «~	19	18

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.719% due 08/25/2035 ~		$418	$404
5.750% due 03/25/2037 «		343	130
5.990% due 07/25/2064 ~		17,100	17,162
6.000% due 10/25/2034		1,940	1,484
6.000% due 07/25/2036		2,279	1,125
6.000% due 06/25/2037		11,056	4,416
6.000% due 08/25/2037		14,986	7,171
6.116% due 10/25/2036 ~		637	509
6.500% due 09/25/2035 «		125	79
7.000% due 08/25/2037		782	425

JP Morgan Resecuritization Trust
2.947% due 11/26/2036 •		7,965	7,524

JPMDB Commercial Mortgage Securities Trust
0.703% due 12/15/2049 ~(a)		160,174	2,351

Kentmere PLC
0.000% due 10/28/2051 (h)	GBP	10,711	12,461
0.000% due 10/28/2051 ~		9,500	6,101
6.022% due 10/28/2051 •		183,970	232,136
6.622% due 10/28/2051 •		21,423	27,042
6.972% due 10/28/2051 •		21,423	27,026
7.422% due 10/28/2051 •		12,854	16,169
8.222% due 10/28/2051 •		7,141	8,957
10.222% due 10/28/2051 •		12,139	14,850

Kinbane DAC
4.698% due 09/25/2062 ~	EUR	42,165	45,169
5.248% due 09/25/2062 ~		28,699	30,625
5.748% due 09/25/2062 ~		19,800	21,451
6.248% due 09/25/2062 ~		11,900	12,895

Kirkby RMBS PLC
0.000% due 02/22/2045 ~	GBP	6	14,211
2.250% due 02/22/2045		26,742	19,168
6.141% due 02/22/2045 •		144,007	179,866
7.341% due 02/22/2045 •		82,543	100,750

Landmark Mortgage Securities PLC
4.132% due 06/17/2039 •	EUR	894	943
5.542% due 06/17/2039 •	GBP	3,777	4,669
5.621% due 04/17/2044 •		20,270	24,985

Legacy Mortgage Asset Trust
0.000% due 12/25/2056 ~(a)		$756,053	5,309
0.000% due 07/25/2057 (h)		753	716
0.000% due 07/25/2057 ~		230,514	210,034
0.000% due 04/25/2058 ~		414	389
0.000% due 08/26/2058 (h)		735	647
0.000% due 01/28/2070 ~		4,257	3,002
0.125% due 12/26/2057 ~(a)		371,570	1,765
1.059% due 12/26/2057 ~(a)		96,257	1,255
1.650% due 11/25/2060 þ		16,326	15,839
3.004% due 12/25/2056 ~		756,053	586,709
3.711% due 06/25/2057 ~		105,161	92,951
3.750% due 04/25/2058 ~		119,249	114,461

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	45

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 02/25/2058 ~		$158,108	$154,637
4.000% due 04/25/2058 ~		106,604	94,226
4.000% due 08/26/2058 ~		72,259	71,816
4.109% due 04/25/2058 ~		52,110	29,208
4.250% due 02/25/2058 ~		132,996	127,178
4.250% due 08/26/2058 ~		357,273	341,075
4.309% due 12/26/2057 ~		273,719	210,626
4.332% due 02/25/2058 ~		132,995	89,802
4.374% due 01/25/2058 ~		167,930	151,339
4.442% due 08/26/2058 ~		178,636	129,071
4.500% due 02/25/2058 ~		132,996	120,094
5.353% due 01/28/2070 ~		363,932	348,784
6.250% due 02/25/2060 þ		9,541	9,587
6.882% due 10/25/2059 þ		8,244	8,250
7.195% due 01/28/2070 •		44,004	44,096

Lehman Mortgage Trust
1.256% due 03/25/2037 •(a)		11,864	981
4.496% due 12/25/2035 ~		2,881	505
4.787% due 07/25/2037 ~		2,803	1,491
5.029% due 01/25/2036 ~		791	726
5.500% due 12/25/2035 «		26	13
5.783% due 04/25/2036 ~		2,849	1,804
5.864% due 12/25/2036 •		5,810	1,308
6.000% due 07/25/2036 •		4,795	1,851
6.000% due 08/25/2037		1,377	1,231
6.344% due 12/25/2035 •		592	353
6.500% due 09/25/2037		4,650	1,573

Lehman XS Trust
5.610% due 07/25/2035 þ		580	502
5.744% due 11/25/2035 •		10	9
5.824% due 12/25/2036 •		2,286	1,681
5.824% due 11/25/2046 •		141	121
5.844% due 08/25/2046 •		7,232	7,114
5.844% due 11/25/2046 •		9,829	9,036
5.844% due 03/25/2047 •		1,186	1,006
5.844% due 07/25/2047 •		7,724	7,404
5.864% due 09/25/2046 «•		73	69
5.924% due 03/25/2047 •		13,136	11,270
6.044% due 12/25/2035 «•		6	4
6.044% due 08/25/2037 •		22,058	19,527
6.544% due 07/25/2047 •		25,823	17,518
6.589% due 03/25/2047 •		369	315

Ludgate Funding PLC
4.053% due 01/01/2061 •	EUR	1,684	1,762
5.483% due 01/01/2061 •	GBP	17,027	20,863
5.533% due 12/01/2060 •		7,127	8,770
5.923% due 01/01/2061 •		4,356	5,388

Luminent Mortgage Trust
5.784% due 12/25/2036 •		$9,020	7,717
5.844% due 02/25/2046 •		77	56
6.004% due 05/25/2037 •		3,049	2,925

Lux Trust
8.016% due 08/15/2040 •		36,100	36,543

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

LUXE Commercial Mortgage Trust
7.694% due 10/15/2038 •		$28,799	$28,838
8.194% due 10/15/2038 •		38,383	38,444

Manhattan West Mortgage Trust
0.205% due 09/10/2039 ~(a)		807,900	5,087

Mansard Mortgages PLC
5.993% due 12/15/2049 •	GBP	5,219	6,505

MASTR Adjustable Rate Mortgages Trust
3.017% due 07/25/2035 ~		$637	545
3.246% due 07/25/2035 «~		143	120
3.869% due 09/25/2035 ~		729	441
4.191% due 09/25/2033 «~		331	299
4.442% due 10/25/2034 ~		138	123
4.556% due 12/25/2033 «~		16	15
4.620% due 11/25/2036 «~		37	19
4.750% due 10/25/2032 «~		31	29
5.054% due 01/25/2036 ~		1,760	1,624
5.151% due 05/25/2034 «~		65	59
5.371% due 11/21/2034 «~		139	128
5.822% due 06/25/2035 «~		43	37
5.910% due 12/21/2034 «~		46	43
5.924% due 05/25/2037 •		778	325
5.990% due 04/21/2034 «~		12	11
6.012% due 09/25/2034 «~		54	47
6.064% due 09/25/2037 «•		7	6
6.124% due 05/25/2047 •		5,903	4,624
6.125% due 12/25/2033 «~		17	16
6.125% due 07/25/2034 «~		90	82
6.544% due 09/25/2037 •		14,481	6,377

MASTR Alternative Loan Trust
5.500% due 07/25/2034		851	827
5.500% due 08/25/2034		1,668	1,588
5.750% due 11/25/2033		1,618	1,553
7.000% due 06/25/2034 «		11	11

MASTR Asset Securitization Trust
5.500% due 06/26/2034 «		7	7
6.000% due 06/25/2036 «		132	74
6.000% due 06/25/2036 •		1,043	622

MASTR Reperforming Loan Trust
4.130% due 05/25/2036 «~		138	107
5.794% due 05/25/2035 •		1,509	788
5.804% due 07/25/2035 •		16,091	8,285

MASTR Seasoned Securitization Trust
5.282% due 05/25/2032 «~		148	139
5.729% due 10/25/2032 «~		76	73
6.219% due 10/25/2032 «~		9	9
6.273% due 10/25/2032 «~		36	33
6.500% due 08/25/2032 «~		20	18

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
6.140% due 11/15/2031 •		58	55
6.180% due 09/15/2030 «•		77	73

Merrill Lynch Alternative Note Asset Trust
4.738% due 06/25/2037 ~		23,043	12,133

46	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.584% due 01/25/2037 •	$51,958	$14,795
5.744% due 01/25/2037 •	6,581	1,887
5.844% due 03/25/2037 •	7,682	1,985
6.044% due 03/25/2037 •	218	53

Merrill Lynch Mortgage Investors Trust
3.974% due 05/25/2034 «~	46	39
4.778% due 03/25/2036 ~	1,872	1,061
4.792% due 09/25/2035 ~	28	22
4.857% due 04/25/2035 «~	28	24
5.055% due 06/25/2037 ~	106	96
5.058% due 07/25/2035 ~	297	137
5.224% due 07/25/2035 ~	371	327
5.446% due 02/25/2035 «~	72	66
5.446% due 02/25/2035 ~	646	610
5.516% due 02/25/2034 «~	36	32
5.625% due 09/25/2033 «~	5	4
5.722% due 05/25/2036 «~	81	76
5.744% due 09/25/2037 •	5,715	3,198
5.745% due 12/25/2035 «~	35	18
5.799% due 05/25/2036 «~	154	142
5.806% due 05/25/2036 «~	5	5
5.822% due 12/25/2034 «~	6	6
5.854% due 02/25/2033 ~	13	12
5.904% due 04/25/2029 •	272	252
5.904% due 03/25/2030 «•	41	37
5.904% due 09/25/2037 •	10,292	5,848
5.922% due 12/25/2034 «~	132	122
6.104% due 06/25/2028 •	464	415
6.104% due 11/25/2029 •	531	475
6.124% due 04/25/2028 «•	3	3
6.174% due 03/25/2030 «•	85	71
6.189% due 05/25/2029 «~	40	35
6.242% due 01/25/2030 «•	3	3
6.250% due 10/25/2036	1,769	735
6.265% due 07/25/2030 «•	75	71
6.322% due 01/25/2029 «•	83	71
6.354% due 10/25/2028 «•	13	12
6.374% due 11/25/2029 «•	16	15
7.390% due 01/25/2029 ~	1,919	1,837
7.423% due 09/25/2029 «~	69	64
7.625% due 01/25/2029 «~	1	1

Merrill Lynch Mortgage-Backed Securities Trust
4.075% due 06/25/2037 «~	5	3
7.400% due 08/25/2036 •	3,146	2,723

MFA Trust
4.400% due 03/25/2068 þ	67,480	65,533
6.105% due 12/25/2068 þ	23,320	23,331
6.775% due 10/25/2058 þ	21,964	22,122

Morgan Stanley Bank of America Merrill Lynch Trust
3.040% due 04/15/2048	1,006	997

Morgan Stanley Capital Trust
0.612% due 11/12/2049 ~(a)	67	0
0.875% due 07/15/2053 ~(a)	54,413	2,607
1.830% due 07/15/2053 ~(a)	107,948	9,479
2.428% due 04/05/2042 ~	2,000	1,624

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.340% due 03/15/2049	$4,510	$4,405
6.519% due 07/15/2035 •	9,395	9,376

Morgan Stanley Mortgage Loan Trust
2.219% due 06/25/2037 ~	11,186	5,375
3.285% due 01/25/2035 «~	216	190
3.464% due 07/25/2035 ~	135	117
3.684% due 11/25/2037 ~	1,484	1,246
4.245% due 09/25/2035 ~	33	22
4.279% due 12/25/2037 ~	4,067	2,772
4.366% due 05/25/2036 ~	7,620	4,200
4.554% due 11/25/2035 «~	66	29
4.720% due 07/25/2034 «~	67	59
5.350% due 08/25/2034 «~	2	2
5.500% due 11/25/2035 «	41	34
5.544% due 08/25/2034 ~	473	430
5.554% due 10/25/2034 «~	24	22
5.634% due 09/25/2034 «~	455	415
5.647% due 07/25/2034 «~	94	91
5.724% due 01/25/2036 •	1,036	552
6.000% due 08/25/2037	272	99
6.000% due 10/25/2037	6,388	3,431
6.118% due 07/25/2035 «~	45	39
6.292% due 09/25/2034 ~	325	323
7.013% due 08/25/2036 þ	5,939	1,302
7.220% due 06/25/2036 ~	198	189

Morgan Stanley Re-REMIC Trust
3.666% due 06/26/2047 •	37,634	31,097
4.180% due 04/26/2047 •	29,715	19,984
4.270% due 06/26/2047 •	464	347
5.250% due 05/26/2037 ~	7,242	3,482
5.873% due 04/26/2047 ~	3,036	1,656
6.250% due 08/26/2047 ~	10,990	5,757

Mortgage Equity Conversion Asset Trust
5.510% due 05/25/2042 •	36,213	34,879

MortgageIT Mortgage Loan Trust
5.744% due 06/25/2047 •	1,383	1,122
5.864% due 04/25/2036 •	9,360	7,599
5.904% due 06/25/2047 •	10,778	8,878
5.944% due 11/25/2035 •	12,844	10,348

MSJP HAUL
0.400% due 09/05/2047 ~(a)	31,700	779
0.887% due 09/05/2047 ~(a)	53,100	1,581

NAAC Reperforming Loan REMIC Trust
6.500% due 03/25/2034 «	407	345
6.500% due 02/25/2035	1,232	1,024
7.500% due 03/25/2034	1,429	1,277

Natixis Commercial Mortgage Securities Trust
3.047% due 08/15/2036	10,000	8,864
3.790% due 11/15/2032 ~	27,700	24,580
3.821% due 02/15/2039	29,500	27,139

New Orleans Hotel Trust
6.662% due 04/15/2032 •	14,615	14,037

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	1,682	1,587

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	47

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.750% due 11/25/2058 ~		$20,452	$19,226
6.864% due 10/25/2063 þ		156,719	158,674

New Rochelle Public Library Trust
0.000% due 05/01/2058 (h)		465	451
0.000% due 09/25/2062 ~		176,012	152,417
0.000% due 09/25/2062 (h)		495	485
0.000% due 03/01/2074 «		1,746	1,753
3.546% due 05/01/2058 ~		250,382	223,460
4.459% due 09/27/2062		7,461	6,167
4.500% due 03/01/2074 «		196,642	174,215

New York Mortgage Trust
3.750% due 02/25/2068 ~		13,116	12,063
6.104% due 08/25/2035 •		276	248

Newgate Funding PLC
4.540% due 12/15/2050 •	EUR	330	350
5.190% due 12/15/2050 •		1,792	1,854
5.440% due 12/15/2050 •		2,998	3,085
5.511% due 12/01/2050 •	GBP	1,321	1,617
6.340% due 12/15/2050 •		9,510	11,538
6.590% due 12/15/2050 •		2,688	3,245

NLT Trust
3.200% due 10/25/2062 ~		$16,334	14,496

Nomura Asset Acceptance Corp. Alternative Loan Trust
4.681% due 10/25/2035 ~		264	225
5.145% due 02/25/2036 ~		631	467
5.466% due 02/25/2036 «~		302	221
5.500% due 05/25/2033 «		1	1
6.000% due 05/25/2033 «		2	2
6.004% due 04/25/2037 «•		38	38
6.215% due 08/25/2036 ~		4,106	1,150
6.311% due 08/25/2034 ~		1,150	1,128
6.431% due 08/25/2036 ~		1,751	490
6.444% due 05/25/2035 •		2,979	2,338
7.000% due 04/25/2033 «		5	5

Nomura Resecuritization Trust
0.000% due 08/27/2047 ~		98,408	78,676
2.948% due 10/25/2036 ~		6,589	3,716
3.577% due 10/26/2036 •		3,663	3,135
6.000% due 07/26/2037		14,300	5,463
6.344% due 07/25/2036 •		2,601	2,490

NovaStar Mortgage Funding Trust
0.545% due 09/25/2046 •		67,262	25,232

NYO Commercial Mortgage Trust
6.535% due 11/15/2038 •		26,300	25,501

OBX Trust
3.270% due 01/25/2062 ~		5,864	5,527
3.524% due 04/25/2053 ~		78,100	74,982
3.529% due 03/25/2053 ~		50,210	48,417
5.928% due 11/25/2063 þ		24,933	24,896
6.113% due 03/25/2063 þ		47,117	47,154
6.319% due 01/25/2062 þ		18,655	18,683
6.465% due 10/25/2063 þ		40,518	40,808
6.520% due 07/25/2063 þ		34,854	35,170

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.567% due 06/25/2063 þ		$39,639	$40,016
6.844% due 04/25/2063 þ		20,899	21,151
7.045% due 09/25/2063 þ		33,944	34,396
7.159% due 10/25/2063 þ		52,420	53,562

OPEN Trust
8.414% due 10/15/2028 •		88,318	89,442

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
6.464% due 07/25/2035 •		6,091	5,764
6.494% due 04/25/2035 •		1,946	1,923

PHH Alternative Mortgage Trust
6.000% due 02/25/2037		2,533	2,020
6.144% due 07/25/2037 •		870	831

PRET LLC
3.900% due 10/25/2063 ~		22,100	20,798

Prime Mortgage Trust
7.000% due 07/25/2034 «		88	76

PRKCM Trust
6.333% due 03/25/2059 þ		27,839	27,907
6.584% due 09/25/2058 þ		37,200	37,478
7.225% due 11/25/2058 þ		22,258	22,671

Proteus RMBS DAC
0.000% due 10/29/2054 ~	EUR	1,219	0
0.000% due 10/29/2054 (b)(h)		85,302	67,788
4.825% due 10/29/2054 •		201,153	217,882
5.275% due 10/29/2054 •		52,929	56,988
5.575% due 10/29/2054 •		38,495	41,111
6.555% due 10/29/2054 •		28,871	30,774
8.425% due 10/29/2054 •		24,059	25,593

PRPM LLC
1.319% due 07/25/2051 þ		$2,296	2,060
1.455% due 10/25/2051 ~		6,682	6,007
3.750% due 03/25/2054 þ(c)		8,700	8,252
4.000% due 06/25/2053 þ		41,510	40,038
4.000% due 11/25/2053 þ		4,107	3,954
4.000% due 01/25/2054 þ		2,169	2,078
4.200% due 12/25/2064 ~		14,704	14,125
6.265% due 12/25/2068 þ		11,200	11,205

PRPM Trust
6.221% due 11/25/2068 þ		6,745	6,741
6.250% due 08/25/2068 þ		33,504	33,431

RBSSP Resecuritization Trust
3.992% due 12/26/2036 ~		10,715	9,881
4.480% due 10/26/2036 ~		6,803	6,223
4.578% due 09/28/2047 ~		82,371	59,030
4.608% due 12/26/2036 ~		2,231	1,840
4.845% due 03/26/2037 •		26,689	22,207
5.057% due 03/26/2036 ~		5,596	3,825
5.170% due 08/26/2045 •		100	95
5.366% due 02/28/2047 ~		11,727	8,210
5.675% due 06/27/2036 •		1,000	836
7.185% due 12/26/2037 •		19,174	16,648

48	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

RCKT Mortgage Trust
6.141% due 04/25/2044 «~		$77,500	$77,563
6.808% due 09/25/2043 ~		12,919	13,087

Real Estate Asset Liquidity Trust
3.641% due 06/14/2061	CAD	9,397	6,895

Regal Trust
1.723% due 09/29/2031 «•		$23	21

Residential Accredit Loans, Inc. Trust
1.710% due 12/26/2034 «~		131	54
4.236% due 08/25/2035 ~		538	209
5.012% due 04/25/2035 ~		8,015	5,870
5.090% due 07/25/2035 ~		867	809
5.197% due 07/25/2035 ~		2,452	1,366
5.276% due 12/25/2035 ~		6,712	5,752
5.489% due 07/25/2035 ~		4,812	3,411
5.500% due 08/25/2035 «		17	14
5.500% due 08/25/2035		1,072	779
5.500% due 11/25/2035 •		2,166	1,749
5.500% due 06/25/2037		3,246	2,344
5.594% due 02/25/2047 •		31,554	10,952
5.624% due 06/25/2046 •		40,046	9,433
5.649% due 09/25/2046 •		2,037	1,945
5.694% due 02/25/2036 •		6,135	3,893
5.735% due 08/25/2035 •		2,275	1,689
5.744% due 04/25/2037 •		2,468	1,754
5.750% due 01/25/2037		1,977	1,464
5.774% due 03/25/2037 •		156	31
5.784% due 01/25/2037 •		2,185	1,841
5.804% due 05/25/2036 •		5,574	4,926
5.804% due 07/25/2036 •		21,914	8,304
5.804% due 09/25/2036 •		6,022	5,688
5.804% due 11/25/2036 •		1,879	1,015
5.804% due 01/25/2037 •		516	342
5.824% due 09/25/2036 •		2,795	2,649
5.844% due 06/25/2036 «•		126	87
5.844% due 05/25/2047 •		4,701	4,100
5.874% due 05/25/2046 •		11,455	9,739
5.964% due 12/25/2045 •		9,923	8,197
5.984% due 05/25/2046 •		661	510
6.000% due 08/25/2035		336	285
6.000% due 10/25/2035		5,748	2,093
6.000% due 12/25/2035 «		13	11
6.000% due 12/25/2035		4,982	4,315
6.000% due 08/25/2036		13,339	10,790
6.000% due 08/25/2036 «		247	198
6.000% due 09/25/2036		1,874	1,402
6.000% due 01/25/2037		1,350	1,016
6.000% due 01/25/2037 «		74	55
6.000% due 02/25/2037		7,575	5,897
6.000% due 03/25/2037		6,489	5,358
6.000% due 05/25/2037		6,697	5,093
6.000% due 06/25/2037		12,337	9,213
6.004% due 12/25/2045 •		283	214
6.044% due 04/25/2036 •		17,578	14,796
6.044% due 08/25/2036 •		3,485	2,636

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.089% due 01/25/2046 •		$9,978	$7,760
6.421% due 11/25/2037 ~		6,592	5,252
6.449% due 09/25/2045 •		262	231
6.500% due 08/25/2036		14,852	11,937
6.500% due 02/25/2037		4,222	3,398
6.589% due 08/25/2035 •		147	121
6.649% due 08/25/2047 •		50,502	8,721
6.750% due 06/25/2037		6,226	2,628

Residential Asset Mortgage Products Trust
7.000% due 11/25/2031 «		44	37
7.500% due 07/25/2032 «		325	129

Residential Asset Securitization Trust
1.246% due 04/25/2037 •(a)		9,727	1,322
5.250% due 09/25/2033 «		354	328
5.500% due 07/25/2035		5,283	3,179
5.500% due 09/25/2035		18,727	9,160
5.754% due 04/25/2037 •		9,719	2,092
5.794% due 06/25/2036 •		5,879	1,740
6.000% due 02/25/2036		6,517	2,671
6.000% due 09/25/2036		4,461	1,469
6.000% due 11/25/2036		6,341	2,246
6.000% due 01/25/2037		3,334	1,134
6.000% due 03/25/2037		6,765	2,215
6.000% due 04/25/2037		533	283
6.000% due 05/25/2037		6,500	3,296
6.000% due 07/25/2037		9,959	3,798
6.000% due 08/25/2037		640	330
6.144% due 07/25/2036 •		4,297	2,883
6.250% due 11/25/2036		11,658	4,299
6.500% due 09/25/2036		3,265	1,101
6.500% due 04/25/2037		19,150	5,109

Residential Funding Mortgage Securities, Inc. Trust
4.112% due 08/25/2035 ~		1,567	684
5.421% due 10/25/2037 ~		4,767	2,885
5.495% due 07/27/2037 «~		100	76
5.500% due 03/25/2037		1,944	1,333
5.649% due 09/25/2036 «~		18	16
5.750% due 09/25/2036 «		289	211
5.789% due 10/25/2037 ~		2,929	2,468
6.000% due 04/25/2037		1,141	868
6.000% due 04/25/2037 •		60	46
6.000% due 10/25/2037 «		367	204
6.056% due 04/25/2037 «~		350	297
6.500% due 03/25/2032 «		33	32

Resloc U.K. PLC
4.100% due 12/15/2043 •	EUR	4,343	4,549

Ripon Mortgages PLC
0.000% due 08/28/2056 (h)	GBP	94,120	98,205
0.010% due 08/20/2056 «		24,190	29,197
0.070% due 08/28/2056 (a)		2,143	2
6.122% due 08/28/2056 •		123,878	155,905
6.372% due 08/28/2056 •		78,831	98,934
6.722% due 08/28/2056 •		45,046	56,471
7.522% due 08/28/2056 •		11,260	14,142
8.222% due 08/28/2056 •		14,644	18,474

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	49

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.472% due 08/28/2056 •	GBP	15,766	$19,820
9.522% due 08/28/2056 •		9,008	11,261

RMAC PLC
6.422% due 02/15/2047 •		9,477	12,013

RMAC Securities PLC
4.090% due 06/12/2044 •	EUR	1,273	1,332
4.210% due 06/12/2044 •		2,550	2,638
5.492% due 06/12/2044 •	GBP	8,609	10,586
5.512% due 06/12/2044 •		4,463	5,493
5.772% due 06/12/2044 •		$21,299	20,640

Roundstone Securities DAC
0.000% due 06/28/2058 •	EUR	683,552	734,822
0.000% due 06/28/2058 «~		915	986
1.000% due 06/28/2058 «~		23,143	19,384
4.000% due 06/28/2058 ~		63,499	43,208

Sequoia Mortgage Trust
2.948% due 08/20/2047 ~		$3,017	1,965
3.626% due 09/20/2046 ~		211	144
3.668% due 07/20/2037 ~		2,791	2,016
4.142% due 07/20/2037 ~		473	359
4.184% due 09/20/2046 ~		1,465	872
4.504% due 02/20/2047 ~		1,346	1,069
6.063% due 08/20/2034 «•		163	141
6.103% due 06/20/2033 «•		63	59
6.123% due 10/20/2034 •		1,389	1,264
6.143% due 07/20/2033 •		129	125
6.203% due 10/20/2027 «•		4	4
6.203% due 04/20/2033 «•		23	22
6.208% due 10/20/2034 «•		105	82
6.243% due 10/20/2027 «•		7	7
6.472% due 04/20/2033 «•		236	210
6.577% due 11/20/2034 «•		68	59

SFO Commercial Mortgage Trust
6.589% due 05/15/2038 •		1,900	1,851

Shamrock Residential DAC
4.698% due 01/24/2061 •	EUR	6,839	7,368
4.848% due 06/24/2071 •		17,231	18,568

SMRT Commercial Mortgage Trust
6.326% due 01/15/2039 •		$74,604	74,197

Stratton Mortgage Funding PLC
0.000% due 06/28/2050 •	GBP	35,900	45,192
0.000% due 06/20/2060 •		176,600	223,609

Structured Adjustable Rate Mortgage Loan Trust
3.760% due 08/25/2036 ~		$10,757	8,475
3.954% due 02/25/2036 ~		321	279
4.016% due 11/25/2035 «~		38	33
4.045% due 11/25/2035 ~		154	138
4.132% due 05/25/2036 ~		3,823	2,128
4.201% due 09/25/2036 ~		6,337	4,341
4.394% due 09/25/2036 ~		6,689	6,199
4.412% due 05/25/2036 ~		5,592	3,963
4.553% due 07/25/2037 «~		25	15
4.562% due 01/25/2037 ~		2,957	2,132
4.575% due 07/25/2035 ~		1,443	1,218

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.645% due 03/25/2035 ~	$5,390	$4,443
4.728% due 08/25/2035 ~	810	688
4.776% due 01/25/2036 ~	2,718	1,387
4.847% due 11/25/2035 «~	198	121
5.084% due 04/25/2035 ~	36	32
5.145% due 09/25/2035 ~	846	742
5.161% due 05/25/2035 ~	1,051	826
5.220% due 03/25/2036 ~	604	454
5.267% due 12/25/2034 «~	17	15
5.290% due 12/25/2035 ~	137	81
5.341% due 02/25/2036 ~	4,527	2,639
5.346% due 12/25/2035 ~	99	70
5.404% due 09/25/2036 ~	2,076	1,399
5.658% due 09/25/2034 «~	188	172
5.710% due 04/25/2034 «~	4	4
5.744% due 09/25/2034 •	155	135
5.804% due 07/25/2035 «•	369	162
5.889% due 10/25/2035 ~	1,218	1,068
5.944% due 10/25/2034 «•	266	225
5.990% due 01/25/2035 «•	21	14
6.013% due 03/25/2035 «~	245	217
6.089% due 04/25/2035 •	669	644
6.214% due 05/25/2035 ~	2,717	1,964
6.219% due 10/25/2034 «~	34	31
7.059% due 12/25/2034 ~	222	217
7.215% due 10/25/2037 •	3,172	2,847
7.744% due 12/25/2037 •	3,662	3,112

Structured Asset Mortgage Investments Trust
3.635% due 05/25/2047 ~	22,907	17,984
4.098% due 05/25/2045 «~	51	40
5.006% due 05/25/2036 «~	160	40
5.564% due 08/25/2036 •	4,468	3,800
5.751% due 02/19/2035 «~	1	1
5.804% due 01/25/2037 •	5,068	4,267
5.804% due 07/25/2046 •	6,098	5,041
5.824% due 06/25/2036 •	1,525	1,476
5.824% due 07/25/2046 •	4,807	3,548
5.844% due 05/25/2036 •	7,112	5,543
5.844% due 10/25/2036 •	1,936	1,660
5.864% due 04/25/2036 •	6,291	5,421
5.864% due 05/25/2036 •	105	68
5.864% due 08/25/2036 •	11,416	9,150
5.864% due 05/25/2046 •	96	66
5.864% due 09/25/2047 •	10,934	9,046
5.884% due 09/25/2047 •	8,039	6,887
5.904% due 02/25/2036 •	29,705	24,083
5.904% due 07/25/2036 «•	8	3
5.904% due 05/25/2045 •	3,177	2,832
5.941% due 07/19/2035 •	773	713
6.004% due 02/25/2036 •	6,519	5,316
6.044% due 08/25/2036 •	3,813	2,689
6.121% due 05/19/2035 •	508	477
6.294% due 05/25/2047 •	2,539	2,014
6.544% due 09/25/2047 •	13,096	10,577

Structured Asset Securities Corp.
5.794% due 03/25/2035 •	2,259	1,953

50	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.794% due 04/25/2035 •		$218	$190

Structured Asset Securities Corp. Mortgage Loan Trust
6.164% due 11/25/2035 •		1,146	913

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
5.893% due 11/25/2033 «~		15	14
5.903% due 01/25/2034 ~		38	36
6.508% due 09/25/2033 «~		61	57
6.674% due 03/25/2033 «~		39	36
6.985% due 11/25/2033 «~		226	218
7.129% due 12/25/2033 «~		227	212
7.444% due 11/25/2032 «~		5	5
7.492% due 07/25/2033 «~		106	98
8.444% due 07/25/2032 •		804	705

Structured Asset Securities Corp. Trust
5.500% due 04/25/2035 «		27	24
5.500% due 04/25/2035		808	743
5.750% due 04/25/2035		4,787	2,657

SunTrust Adjustable Rate Mortgage Loan Trust
5.573% due 04/25/2037 ~		1,002	579
5.608% due 02/25/2037 ~		1,643	1,376

TDA Mixto Fondo de Titulizacion de Activos
7.422% due 03/22/2036 •	EUR	1,200	1,281

Terwin Mortgage Trust
4.824% due 10/25/2037 •		$31,081	9,927

Thornburg Mortgage Securities Trust
3.507% due 03/25/2044 ~		574	558
4.515% due 03/25/2044 ~		3,134	2,975
5.014% due 12/25/2044 «~		19	17
5.629% due 10/25/2043 «~		124	110
5.984% due 03/25/2044 «•		40	36
7.002% due 06/25/2047 «•		338	322

Towd Point Mortgage Funding
6.572% due 07/20/2045 •	GBP	3,614	4,563

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~		$3,006	2,814
3.750% due 09/25/2062		99,042	92,315
4.001% due 01/25/2063 ~		8,504	7,268

Tower Bridge Funding PLC
0.000% due 01/20/2066 •	GBP	140,300	177,842

Uropa Securities PLC
4.125% due 10/10/2040 •	EUR	4,620	4,820
5.541% due 10/10/2040 •	GBP	13,774	16,986
5.591% due 10/10/2040 •		1,983	2,420

VASA Trust
6.340% due 07/15/2039 •		$17,800	16,294

Verus Securitization Trust
4.260% due 02/25/2067 þ		26,414	24,843
5.811% due 05/25/2068 þ		34,612	34,442
5.850% due 12/25/2067 þ		16,217	16,138
5.930% due 03/25/2068 þ		29,940	29,857
5.999% due 02/25/2068 þ		16,604	16,554

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.116% due 03/25/2069 ~	$57,600	$57,930
6.259% due 12/25/2068 þ	24,535	24,631
6.443% due 08/25/2068 þ	28,849	28,968
6.476% due 06/25/2068 þ	21,918	22,016
6.665% due 09/25/2068 þ	69,949	70,612
6.790% due 10/25/2067 þ	15,334	15,433
6.876% due 11/25/2068 ~	17,940	18,181
7.070% due 10/25/2068 þ	67,294	68,591

Visio Trust
6.598% due 10/25/2058 þ	19,897	20,018

Wachovia Mortgage Loan Trust LLC
1.900% due 08/25/2036 •	19,822	6,802
2.021% due 01/25/2037 •	23,503	8,809
5.586% due 08/20/2035 ~	300	285
6.113% due 03/20/2037 «~	11	10
6.182% due 10/20/2035 ~	189	178
6.237% due 10/20/2035 «~	54	49

WaMu Mortgage Pass-Through Certificates Trust
3.312% due 05/25/2037 ~	5,461	4,205
3.398% due 01/25/2037 ~	1,845	1,497
3.446% due 01/25/2037 ~	2,843	2,461
3.730% due 01/25/2037 ~	5,777	4,854
3.794% due 10/25/2036 ~	551	485
3.811% due 06/25/2037 ~	1,235	1,046
3.845% due 05/25/2037 ~	572	485
3.853% due 06/25/2037 ~	3,282	2,771
3.865% due 02/25/2037 ~	13,531	12,144
3.919% due 10/25/2036 «~	132	114
3.934% due 04/25/2037 ~	7,250	6,463
3.992% due 12/25/2036 ~	2,459	2,157
4.003% due 03/25/2037 ~	13,104	10,708
4.019% due 11/25/2036 ~	1,619	1,371
4.034% due 11/25/2036 ~	438	367
4.134% due 07/25/2037 ~	7,733	6,639
4.174% due 02/25/2037 ~	1,654	1,372
4.196% due 02/25/2037 ~	7,466	6,474
4.242% due 03/25/2037 ~	6,811	5,899
4.250% due 01/25/2036 ~	575	516
4.250% due 02/25/2037 ~	6,581	5,840
4.314% due 09/25/2036 ~	4,346	3,746
4.364% due 12/25/2036 ~	34	29
4.384% due 08/25/2046 ~	43	38
4.399% due 12/25/2046 •	6,326	5,107
4.488% due 05/25/2046 •	6,305	5,627
4.513% due 01/25/2036 ~	206	198
4.541% due 07/25/2037 ~	1,427	1,182
4.608% due 10/25/2035 ~	1,561	1,383
4.611% due 03/25/2036 ~	1,250	1,116
4.713% due 08/25/2036 ~	8,171	7,001
4.721% due 09/25/2035 ~	161	145
4.893% due 12/25/2035 ~	7,693	6,795
5.024% due 01/25/2036 ~	1,008	946
5.148% due 03/25/2035 ~	428	416
5.148% due 03/25/2035 «~	38	36
5.236% due 08/25/2034 ~	299	281

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	51

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.308% due 01/25/2035 ~		$814	$734
5.554% due 02/25/2033 «~		146	134
5.789% due 02/25/2047 •		13,457	11,191
5.819% due 01/25/2047 •		666	607
5.829% due 01/25/2047 •		2,947	2,568
5.839% due 06/25/2047 •		7,335	5,883
5.849% due 04/25/2047 •		1,834	1,566
5.849% due 04/25/2047 «•		33	23
5.904% due 04/25/2045 •		6,831	6,649
5.929% due 11/25/2046 •		5,922	4,991
5.964% due 11/25/2045 •		1,732	1,586
5.969% due 10/25/2046 •		25,529	21,185
5.984% due 12/25/2045 •		1,721	1,514
6.024% due 07/25/2045 •		3,192	3,038
6.024% due 12/25/2045 •		2,499	2,191
6.049% due 09/25/2046 •		3,916	3,085
6.064% due 01/25/2045 •		384	376
6.069% due 06/25/2046 •		459	408
6.069% due 07/25/2046 •		5,478	4,403
6.079% due 06/25/2046 •		1,145	985
6.084% due 08/25/2045 •		15,035	14,585
6.089% due 02/25/2046 •		1,838	1,590
6.104% due 01/25/2045 •		1,887	1,843
6.124% due 01/25/2045 •		1,814	1,732
6.137% due 07/25/2046 •		5,778	4,762
6.144% due 01/25/2045 «•		32	30
6.164% due 11/25/2034 •		2,909	2,766
6.184% due 11/25/2034 •		996	933
6.204% due 01/25/2045 •		889	872
6.224% due 10/25/2044 •		686	647
6.244% due 10/25/2044 •		889	818
6.289% due 11/25/2042 •		74	68
6.324% due 11/25/2034 «•		20	18
6.324% due 07/25/2044 •		2,851	2,640
6.344% due 08/25/2045 •		1,601	1,545
6.489% due 08/25/2042 •		58	55
7.004% due 10/25/2045 •		570	552

WaMu Mortgage-Backed Pass-Through Certificates
4.424% due 12/19/2039 «~		27	26

Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (h)	GBP	7	39,498
6.177% due 12/21/2049 •		173,507	219,942
6.873% due 12/21/2049 •		46,014	57,785
7.373% due 12/21/2049 •		23,010	28,748
7.873% due 12/21/2049 •		13,146	16,374
8.373% due 12/21/2049 •		13,146	16,123

Washington Mutual Mortgage Pass-Through Certificates Trust
3.725% due 06/25/2033 «~		$125	108
4.054% due 09/25/2036 þ		28,346	7,985
4.148% due 10/25/2036 þ		56	19
4.279% due 10/25/2036 þ		6,450	1,824
5.500% due 05/25/2035 •		2,827	2,284
5.500% due 06/25/2035 «		32	27
5.500% due 06/25/2035		1,042	854

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 07/25/2035 •	$657	$555
5.500% due 08/25/2035	940	793
5.500% due 11/25/2035 «	343	256
5.750% due 11/25/2035 «	424	362
5.750% due 01/25/2036	2,927	2,462
5.789% due 01/25/2047 •	14,174	11,431
5.789% due 04/25/2047 •	3,377	2,593
5.809% due 12/25/2046 •	4,678	3,571
5.824% due 07/25/2046 •	233	175
5.859% due 04/25/2047 •	4,756	3,665
5.904% due 12/25/2036 •	2,697	2,117
5.939% due 10/25/2046 •	10,179	8,036
5.964% due 12/25/2035 •	252	211
6.000% due 09/25/2035 «•	303	254
6.000% due 11/25/2035	1,100	1,044
6.000% due 04/25/2036	1,940	1,602
6.000% due 04/25/2037	4,744	4,084
6.009% due 09/25/2046 •	14,937	10,809
6.029% due 04/25/2046 •	23,984	18,601
6.044% due 03/25/2036 •	846	764
6.059% due 05/25/2046 •	2,084	1,505
6.500% due 11/25/2035	537	353
6.500% due 03/25/2036	10,594	7,935
6.500% due 07/25/2036 þ	1,388	332
6.500% due 08/25/2036	14,945	12,146
6.721% due 07/25/2036 þ	21,239	5,075
6.949% due 07/25/2036 þ	1,932	461
7.000% due 05/25/2036 þ	2,794	2,347
7.500% due 04/25/2033 «	5	5

Wells Fargo Alternative Loan Trust
6.000% due 07/25/2037 «	352	295

Wells Fargo Commercial Mortgage Trust
0.934% due 01/15/2052 ~(a)	118,010	3,981
1.601% due 10/15/2049 ~(a)	247,675	7,356
3.324% due 01/15/2059	4,811	4,724
3.487% due 11/15/2048	1,551	1,526

Wells Fargo Mortgage Loan Trust
4.479% due 12/27/2046 ~	11,740	5,900
5.795% due 09/27/2047 •	15,340	13,350

Wells Fargo Mortgage-Backed Securities Trust
5.727% due 08/25/2036 «~	213	195
5.727% due 08/25/2036 ~	129	121
5.925% due 10/25/2034 «~	15	14
5.946% due 10/25/2036 ~	929	849
5.950% due 08/25/2035 ~	79	76
5.975% due 11/25/2037 ~	18	15
6.000% due 06/25/2036 «	273	231
6.000% due 06/25/2037 «	388	337
6.000% due 11/25/2037	789	658
6.185% due 04/25/2036 ~	1,657	1,549
6.231% due 04/25/2037 «~	88	73
6.375% due 10/25/2036 ~	965	848

52	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo-RBS Commercial Mortgage Trust
0.664% due 03/15/2047 ~(a)	$23,180	$2

WSTN Trust
6.297% due 07/05/2037 ~	64,300	64,897

Total Non-Agency Mortgage-Backed Securities (Cost $50,804,269)		46,860,712

ASSET-BACKED SECURITIES 18.2%

37 Capital CLO Ltd.
7.167% due 01/15/2034 •	64,500	64,882

522 Funding CLO Ltd.
6.659% due 04/20/2030 •	10,443	10,467

Aames Mortgage Investment Trust
6.359% due 10/25/2035 •	9,557	9,012
7.469% due 01/25/2035 •	2,784	2,622

ABFC Trust
5.584% due 10/25/2036 •	37,238	31,996
5.594% due 10/25/2036 •	1,357	1,362
5.664% due 01/25/2037 •	9,684	5,449
5.704% due 01/25/2037 •	41,838	29,188
5.724% due 11/25/2036 •	6,378	3,775
5.744% due 09/25/2036 •	2,773	2,748
5.764% due 11/25/2036 •	13,910	5,648
5.764% due 01/25/2037 •	54,356	30,601
5.864% due 09/25/2036 •	32,440	28,234
5.884% due 01/25/2037 •	32,476	18,287
5.944% due 11/25/2036 •	2,594	1,053
6.104% due 03/25/2035 •	2,992	2,890
6.144% due 06/25/2034 •	1,979	1,923
6.224% due 09/25/2033 •	776	729
6.344% due 02/25/2034 •	2,527	2,513

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.419% due 06/25/2035 •	$13,346	$12,267
6.444% due 06/25/2037 •	2,393	1,873
6.449% due 03/25/2035 •	1,539	1,345
6.569% due 12/25/2032 «•	32	30
7.214% due 12/25/2033 •	4,412	4,244
7.619% due 01/25/2034 «•	312	174
8.144% due 07/25/2033 «•	276	232

ABSC Manufactured Housing Contract Resecuritization Trust
8.400% due 12/02/2030 ~	5,641	5,544

Academic Loan Funding Trust
6.235% due 12/26/2044 •	1,557	1,518

Accredited Mortgage Loan Trust
5.664% due 02/25/2037 •	24,619	24,069
5.714% due 09/25/2036 •	1,486	1,392
5.714% due 02/25/2037 •	5,000	4,540
6.044% due 07/25/2034 •	1,871	1,838
6.164% due 09/25/2035 «•	170	165
6.314% due 09/25/2035 •	4,200	3,938

ACE Securities Corp. Home Equity Loan Trust
5.564% due 10/25/2036 •	160	61
5.564% due 12/25/2036 •	2,227	1,160
5.584% due 11/25/2036 •	7,793	3,243
5.584% due 12/25/2036 •	21,775	13,692
5.624% due 07/25/2036 •	36,388	8,927
5.684% due 11/25/2036 •	14,083	5,868
5.684% due 12/25/2036 •	7,704	2,670
5.684% due 01/25/2037 •	1,105	660
5.704% due 12/25/2036 •	96,844	50,879
5.724% due 06/25/2036 •	12,269	11,521
5.724% due 07/25/2036 •	47,816	37,798
5.724% due 10/25/2036 •	42,354	20,236
5.744% due 04/25/2036 •	5,507	5,290
5.744% due 07/25/2036 •	35,364	10,210
5.784% due 11/25/2036 •	6,273	2,616
5.784% due 01/25/2037 •	1,178	704
5.824% due 02/25/2036 •	10,298	10,107
5.884% due 08/25/2036 •	24,692	22,643
5.884% due 11/25/2036 •	8,425	3,514
5.884% due 12/25/2036 •	8,299	2,877
5.884% due 01/25/2037 •	19,930	4,624
5.924% due 07/25/2036 •	18,173	5,552
5.944% due 07/25/2036 •	32,151	7,888
5.944% due 01/25/2037 •	1,105	660
5.984% due 08/25/2036 •	7,871	6,796
6.044% due 02/25/2036 •	861	846
6.104% due 08/25/2035 •	6,203	5,941
6.104% due 11/25/2035 •	561	574
6.344% due 09/25/2033 •	1,406	1,371
6.344% due 12/25/2034 •	1,036	938
6.374% due 02/25/2036 •	1,606	1,478
6.404% due 08/25/2035 •	1,706	1,164
6.419% due 06/25/2034 •	6,577	6,077
6.434% due 05/25/2035 •	3,299	2,391
6.449% due 07/25/2035 •	14,933	14,535

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	53

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.479% due 06/25/2035 •	$4,967	$4,669
6.494% due 12/25/2033 •	776	766
6.494% due 08/25/2045 •	555	554
6.569% due 04/25/2035 •	3,371	2,874
6.614% due 07/25/2033 •	1,615	1,478
8.639% due 06/25/2034 •	847	670

ACHV ABS Trust
5.900% due 04/25/2031	4,250	4,252
6.600% due 08/19/2030	38	39

ACREC Ltd.
6.591% due 10/16/2036 •	16,633	16,519

Aegis Asset-Backed Securities Trust
5.684% due 01/25/2037 •	5,892	4,344
6.089% due 12/25/2035 •	9,769	8,908
6.194% due 03/25/2035 •	6,753	5,372
6.234% due 03/25/2035 •	2,347	983
6.494% due 01/25/2034 «•	493	473
7.169% due 10/25/2034 •	2,704	2,749
7.274% due 12/25/2034 •	6,788	5,928
7.544% due 12/25/2034 «•	114	9

Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
6.149% due 10/25/2035 •	5,364	4,984

AFC Home Equity Loan Trust
6.044% due 09/27/2027 «•	11	11
6.094% due 09/22/2028 «•	41	39
6.324% due 02/25/2029 «•	120	114

AGL CLO Ltd.
6.779% due 07/20/2034 •	22,700	22,729

ALESCO Preferred Funding Ltd.
0.000% due 12/23/2034 ~	5,127	4,630
5.862% due 12/23/2037 •	6,433	6,111
5.896% due 07/15/2037 •	8,208	7,798
5.902% due 09/23/2037 •	9,949	9,452
5.912% due 12/23/2036 •	3,225	3,161
5.922% due 09/23/2036 •	9,462	8,895
5.942% due 06/23/2036 •	11,907	11,430
5.976% due 07/15/2037 •	27,000	22,221
5.982% due 09/23/2037 •	2,255	1,827
6.032% due 06/23/2036 •	27,500	23,650
6.032% due 12/23/2036 •	7,500	6,300
6.052% due 12/23/2035 •	20,821	19,676
6.082% due 09/23/2036 •	12,000	9,996
6.182% due 03/23/2035 •	5,000	4,425
6.232% due 12/23/2034 •	4,750	4,584
6.279% due 07/30/2034 •	7,000	6,370
6.326% due 05/01/2034 •	2,176	2,111
6.332% due 09/23/2038 •	41,037	38,575
6.532% due 09/23/2038 •	10,000	8,800

Allegro CLO Ltd.
0.000% due 01/19/2033 •(c)	19,800	19,800
6.736% due 10/15/2034 •	7,369	7,381

AmeriCredit Automobile Receivables Trust
3.837% due 05/25/2034 þ	5,525	4,509

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.967% due 04/25/2034 •	$981	$891
6.359% due 01/25/2035 •	508	494
6.419% due 07/25/2035 •	1,450	1,340
6.464% due 01/25/2035 •	2,072	1,858
7.004% due 01/25/2035 •	2,184	1,823

Ameriquest Mortgage Securities Trust
5.544% due 10/25/2036 •	7,344	2,188
5.604% due 10/25/2036 •	9,281	2,765
5.619% due 10/25/2036 •	3,311	1,827
5.684% due 10/25/2036 •	21,965	6,544
5.999% due 04/25/2036 •	13,000	12,525
6.104% due 03/25/2036 •	11,988	9,290

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.233% due 06/25/2033 •	1,059	978
4.677% due 11/25/2034 •	10,851	9,318
4.677% due 11/25/2034 «•	382	372
5.382% due 12/25/2033 «•	27	27
6.194% due 01/25/2036 •	7,659	7,441
6.314% due 07/25/2034 «•	24	23
6.314% due 01/25/2036 •	14,093	13,382
6.404% due 10/25/2035 •	2,718	2,497
6.419% due 05/25/2035 •	9,300	8,794
6.419% due 07/25/2035 •	8,050	7,688
6.419% due 09/25/2035 •	12,785	10,252
6.464% due 10/25/2034 •	821	810
6.494% due 05/25/2035 •	4,588	4,007
6.494% due 07/25/2035 •	9,000	7,800
6.539% due 09/25/2034 •	11,378	10,246
6.614% due 03/25/2035 •	6,952	6,467
6.719% due 08/25/2035 •	2,782	2,621
7.169% due 05/25/2034 •	11,176	10,713
7.169% due 08/25/2035 •	14,800	13,027
7.199% due 10/25/2034 •	1,813	1,681
7.319% due 07/25/2034 •	744	724
8.219% due 03/25/2033 «•	52	36
8.819% due 11/25/2032 •	1,325	1,322
8.969% due 11/25/2032 «•	3	1
10.694% due 02/25/2033 •	1,114	1,023

Amortizing Residential Collateral Trust
6.144% due 10/25/2031 •	10	9
6.269% due 08/25/2031 •	205	207
6.479% due 07/25/2032 «•	3	3
6.844% due 01/25/2033 «•	34	33
7.244% due 07/25/2032 «•	35	35

Anchorage Capital CLO Ltd.
0.000% due 04/22/2034 •(c)	31,800	31,800
6.719% due 07/22/2032 •	15,000	15,005
6.985% due 04/20/2037 •	136,100	136,061

Apex Credit CLO Ltd.
7.122% due 04/20/2036 •	76,200	76,188

Apidos CLO
6.460% due 07/18/2029 •	725	727
6.529% due 10/20/2030 •	2,343	2,347

54	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.796% due 04/15/2033 •	$3,000	$3,006
6.899% due 01/20/2033 •	8,100	8,117

Arbor Realty Commercial Real Estate Notes Ltd.
6.540% due 05/15/2036 •	3,475	3,467

AREIT LLC
7.438% due 08/17/2041 •	38,354	38,476

Ares CLO Ltd.
6.610% due 04/18/2031 •	4,200	4,203
6.629% due 04/22/2031 •	13,500	13,529
6.729% due 10/20/2034 •	5,400	5,411

Argent Securities Trust
5.554% due 09/25/2036 •	9,559	3,101
5.624% due 07/25/2036 •	8,125	2,120
5.684% due 09/25/2036 •	4,277	1,387
5.744% due 06/25/2036 •	32,301	8,805
5.744% due 07/25/2036 •	92,743	55,993
5.764% due 05/25/2036 •	5,386	1,322
5.794% due 04/25/2036 •	19,391	10,616
5.804% due 04/25/2036 •	6,762	2,236
5.824% due 03/25/2036 •	14,751	13,070
5.924% due 06/25/2036 •	5,528	1,507
5.924% due 07/25/2036 •	5,311	1,386
5.984% due 05/25/2036 •	15,624	3,835
6.004% due 04/25/2036 •	6,724	2,225

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
4.420% due 10/25/2034 •	935	911
6.134% due 11/25/2035 •	25,774	21,712
6.179% due 10/25/2035 •	2,133	2,083
6.204% due 02/25/2036 •	2,870	2,213
6.569% due 11/25/2034 •	2,333	2,289
7.244% due 11/25/2034 •	3,311	2,957
7.319% due 11/25/2034 •	2,189	1,788
7.544% due 11/25/2034 «•	82	72

Asset-Backed Securities Corp. Home Equity Loan Trust
3.774% due 03/25/2036 •	11,505	10,084
4.070% due 12/25/2036 •	2,365	2,232
4.203% due 01/25/2036 •	17,631	15,232
4.263% due 12/25/2036 •	16,002	14,852
5.734% due 11/25/2036 •	7,610	7,325
5.789% due 11/25/2036 •	6,349	6,001
6.344% due 06/25/2035 •	5,545	5,391
6.464% due 05/25/2035 •	5,078	4,932
6.464% due 07/25/2035 •	4,343	4,145
6.524% due 04/25/2035 •	3,982	3,479
6.539% due 02/25/2035 •	73	75
6.554% due 07/25/2035 •	3,794	3,267
7.090% due 03/15/2032 «•	75	74

Atlas Senior Loan Fund Ltd.
6.760% due 10/24/2031 •	34,366	34,383

Avis Budget Rental Car Funding AESOP LLC
3.350% due 09/22/2025	7,100	7,058

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bain Capital Credit CLO Ltd.
6.678% due 10/17/2032 •	$15,500	$15,502
6.701% due 04/19/2034 •	1,000	999
6.741% due 07/19/2034 •	25,000	25,055
6.749% due 10/20/2034 •	25,000	25,055

Ballyrock CLO Ltd.
6.709% due 07/20/2034 •	14,100	14,093

BankAmerica Manufactured Housing Contract Trust
7.291% due 12/10/2025 ~	5,000	803

Barings CLO Ltd.
6.649% due 01/20/2032 •	3,330	3,336
6.710% due 01/18/2035 •	12,300	12,249

Barings Loan Partners CLO Ltd.
6.838% due 07/20/2033 •	27,200	27,198

Basic Asset-Backed Securities Trust
6.014% due 04/25/2036 •	8,478	7,847

Bayview Financial Acquisition Trust
5.970% due 05/28/2037 •	3,161	2,919
6.315% due 04/28/2036 •	5,469	5,372

Bayview Financial Asset Trust
5.894% due 03/25/2037 •	3,712	3,665
6.244% due 03/25/2037 •	1,929	1,898
6.344% due 03/25/2037 •	2,018	1,946
6.594% due 03/25/2037 •	1,096	1,043
6.944% due 03/25/2037 •	1,015	957

Bayview Financial Revolving Asset Trust
6.375% due 12/28/2040 •	974	963

Bayview Opportunity Master Fund Trust
5.660% due 03/15/2028	16,300	16,323
5.670% due 04/15/2027	28,400	28,397

Bear Stearns Asset-Backed Securities Trust
3.095% due 10/25/2036 ~	45	26
3.563% due 09/25/2034 «•	29	28
5.216% due 02/25/2036 •	9,061	8,753
5.265% due 11/25/2035 •	22,612	21,914
5.396% due 12/25/2035 •	2,801	2,787
5.436% due 04/25/2035 •	3,603	3,531
5.487% due 12/25/2036 •	5,178	6,529
5.500% due 08/25/2036 «	139	135
5.525% due 05/25/2035 •	2,043	2,008
5.575% due 12/25/2035 •	13,334	12,997
5.584% due 04/25/2037 •	4,846	7,147
5.684% due 06/25/2047 •	892	888
5.694% due 01/25/2037 •	15,015	14,453
5.704% due 02/25/2037 •	10,700	10,017
5.744% due 11/25/2036 •	908	883
5.744% due 06/25/2047 •	750	729
5.764% due 08/25/2036 •	3,305	3,154
5.770% due 12/25/2035 •	6,165	6,104
5.784% due 10/25/2036 •	2,119	2,130
5.794% due 05/25/2037 •	14,775	11,575
5.795% due 08/25/2034 «•	2	2
5.894% due 06/25/2036 •	7,688	7,615

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	55

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.894% due 01/25/2047 •	$11,667	$11,183
5.904% due 04/25/2036 •	6,608	9,291
5.924% due 02/25/2037 •	26,379	24,488
5.980% due 01/25/2035 •	1,767	1,741
5.984% due 05/25/2036 •	23,290	21,735
6.000% due 08/25/2036	2,165	2,111
6.069% due 12/25/2034 •	15,348	14,978
6.119% due 08/25/2036 •	1,219	1,210
6.139% due 07/25/2036 •	610	526
6.204% due 01/25/2037 •	2,835	2,802
6.244% due 10/27/2032 «•	25	24
6.244% due 09/25/2046 •	2,337	2,185
6.284% due 08/25/2036 •	1,400	1,363
6.394% due 10/25/2037 •	7,102	6,687
6.419% due 02/25/2034 •	1,300	1,276
6.444% due 10/25/2037 •	8,097	7,524
6.444% due 11/25/2042 •	477	470
6.449% due 06/25/2035 •	10,439	10,209
6.464% due 10/25/2035 •	5,331	5,239
6.494% due 08/25/2037 •	726	634
6.500% due 08/25/2036	3,106	1,066
6.524% due 06/25/2035 •	5,097	5,021
6.569% due 02/25/2035 •	742	739
6.794% due 01/25/2036 «•	195	191
7.044% due 08/25/2037 •	29,266	24,213
7.694% due 04/25/2036 •	7,706	7,804
8.069% due 09/25/2035 •	5,573	5,546

Bear Stearns Second Lien Trust
5.634% due 01/25/2037 •	804	780
5.884% due 08/25/2037 •	4,623	4,314

Bear Stearns Structured Products, Inc. Trust
7.444% due 03/25/2037 •	4,766	4,637

Benefit Street Partners CLO Ltd.
6.608% due 01/17/2032 •	1,700	1,700
6.671% due 04/20/2034 •	100,860	100,845
6.746% due 07/15/2034 •	2,500	2,502

Birch Grove CLO Ltd.
6.721% due 06/15/2031 •	3,460	3,471

BlueMountain CLO Ltd.
0.000% due 11/15/2030 •(c)	17,300	17,300
6.515% due 10/25/2030 •	90,700	90,700
6.721% due 04/19/2034 •	7,000	6,986

BNC Mortgage Loan Trust
4.475% due 10/25/2036 •	7,744	5,410
5.654% due 07/25/2037 •	5,839	5,252
5.764% due 11/25/2036 •	229	220
6.064% due 11/25/2036 •	21,000	11,191

Bombardier Capital Mortgage Securitization Corp.
6.530% due 10/15/2028 ~	316	311
6.975% due 12/15/2029 ~	8,918	911
7.180% due 12/15/2029 ~	22,628	2,380
7.575% due 06/15/2030 ~	16,139	1,761
7.935% due 12/15/2030 ~	2,968	2,976

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BPCRE Ltd.
7.727% due 01/16/2037 •	$32,199	$32,217

Bridgecrest Lending Auto Securitization Trust
5.530% due 01/18/2028	12,800	12,782
5.820% due 09/15/2026	12,800	12,798

Bryant Park Funding Ltd.
6.932% due 04/15/2037 •	43,000	42,995

Buckingham CDO Ltd.
5.617% due 04/05/2041 •	643,393	42,788
8.750% due 09/05/2051 •	990,065	14,549

Camber PLC
5.776% due 11/09/2053 •	198,149	20

Capital Four U.S. CLO Ltd.
7.494% due 01/20/2037 •	37,500	37,784

Carlyle Global Market Strategies CLO Ltd.
0.000% due 07/20/2032 •(c)	12,400	12,400
6.559% due 07/20/2031 •	11,325	11,328
6.619% due 05/15/2031 •	12,587	12,624
6.659% due 01/20/2032 •	15,345	15,372
6.659% due 04/22/2032 •	3,600	3,607
6.919% due 07/20/2032 •	2,430	2,428

Carlyle U.S. CLO Ltd.
6.478% due 10/15/2031 •	42,000	42,000
6.681% due 01/25/2033 •	13,000	13,028

Carrington Mortgage Loan Trust
5.594% due 04/25/2036 •	22,222	21,516
5.594% due 08/25/2036 •	5,850	5,574
5.664% due 01/25/2037 •	23,866	17,164
5.694% due 10/25/2036 •	4,714	3,709
5.704% due 02/25/2037 •	9,102	8,408
5.864% due 12/26/2036 •	8,317	6,742
5.984% due 02/25/2036 •	10,000	8,965
6.194% due 10/25/2035 •	790	759
6.434% due 06/25/2035 •	3,674	3,610
6.494% due 05/25/2035 •	5,126	4,929
7.469% due 05/25/2035 •	10,964	9,898

Carvana Auto Receivables Trust
0.800% due 01/10/2027	22,100	21,074
4.680% due 02/10/2028	18,000	17,778
5.080% due 03/11/2030	23,200	23,153
5.380% due 03/12/2029	38,537	38,552
5.420% due 04/10/2028	66,134	66,101
5.500% due 08/10/2027	28,700	28,697
5.620% due 01/10/2029	11,200	11,276
5.710% due 07/10/2029	20,000	20,226
5.740% due 11/13/2029	9,100	9,245
5.760% due 04/12/2027	26,000	26,012
5.820% due 08/10/2028	21,995	22,136
5.980% due 08/10/2026	19,410	19,426
6.090% due 11/10/2026	17,495	17,518
6.160% due 10/10/2028	11,500	11,671
6.160% due 09/10/2029	15,200	15,593

Cathedral Lake Ltd.
6.797% due 01/20/2035 •	11,500	11,525

56	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CBAM Ltd.
6.699% due 04/20/2032 •	$25,800	$25,806

CCG Receivables Trust
5.820% due 09/16/2030	4,267	4,283

CDC Mortgage Capital Trust
6.359% due 11/25/2034 «•	24	24
7.244% due 06/25/2034 •	543	539

Cedar Funding CLO Ltd.
6.559% due 04/20/2031 •	4,301	4,305
6.679% due 10/20/2032 •	11,788	11,789

Cent CLO Ltd.
6.889% due 01/20/2034 •	1,920	1,919

Centerline Logistics Corp.
9.250% due 12/15/2027 «	19,839	19,938
9.750% due 12/15/2027 «	23,836	23,955

Centex Home Equity Loan Trust
4.854% due 06/25/2034 «•	508	471
5.744% due 01/25/2032 «•	25	24
5.904% due 07/25/2032 «•	49	43
5.924% due 06/25/2036 •	27,746	26,990
6.089% due 03/25/2035 •	330	328
6.094% due 09/25/2032 •	333	327
6.134% due 03/25/2035 •	1,173	1,142
6.164% due 01/25/2035 •	160	159
6.260% due 09/25/2034 þ	768	723
6.269% due 01/25/2035 •	851	809
6.374% due 09/25/2034 •	2,942	2,856
6.389% due 03/25/2034 «•	18	17
6.404% due 10/25/2035 •	7,261	7,180
6.569% due 03/25/2035 •	827	730
6.644% due 01/25/2035 •	1,291	1,203
7.174% due 03/25/2033 «•	61	56
7.244% due 10/25/2035 •	12,568	11,865

Chase Funding Loan Acquisition Trust
6.299% due 06/25/2034 •	6,447	6,360

Chase Funding Trust
4.725% due 05/25/2033 «	399	370
5.944% due 05/25/2032 «•	37	35
6.044% due 07/25/2033 «•	9	8

CHEC Loan Trust
6.404% due 06/25/2034 •	79	79

CIFC Funding Ltd.
6.529% due 04/20/2030 •	10,220	10,212
6.560% due 10/18/2030 •	13,365	13,365
6.716% due 01/15/2035 •	30,000	29,979
6.716% due 07/15/2036 •	18,100	18,138
6.906% due 01/16/2033 •	2,205	2,204

CIT Group Home Equity Loan Trust
6.419% due 12/25/2031 «•	9	8

CIT Mortgage Loan Trust
6.944% due 10/25/2037 •	39,614	39,397

Citicorp Residential Mortgage Trust
4.610% due 11/25/2036 þ	1,328	1,244
4.766% due 09/25/2036 þ	24,000	22,958

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Mortgage Loan Trust
4.260% due 10/25/2037 þ		$13,599	$12,855
4.572% due 03/25/2036 þ		1,883	903
5.504% due 07/25/2045 •		1,250	886
5.524% due 01/25/2037 •		10,979	7,868
5.614% due 05/25/2037 •		35,152	25,945
5.624% due 01/25/2037 •		65,587	47,001
5.634% due 05/25/2037 •		30,966	20,360
5.644% due 12/25/2036 •		3,162	2,121
5.694% due 01/25/2037 •		21,352	15,301
5.704% due 03/25/2037 •		28,912	25,210
5.714% due 05/25/2037 •		25,635	23,499
5.724% due 12/25/2036 •		5,546	5,289
5.749% due 08/25/2035 «þ		16	14
5.764% due 09/25/2036 •		4,549	3,914
5.764% due 12/25/2036 •		6,416	4,308
5.819% due 12/25/2036 •		14,644	13,812
5.830% due 11/25/2034 þ		2,720	2,670
5.844% due 11/25/2046 •		10,841	10,471
5.864% due 12/25/2036 •		6,379	6,226
5.864% due 06/25/2037 •		6,302	5,478
5.894% due 08/25/2036 •		7,707	7,427
5.894% due 10/25/2036 •		2,884	2,864
5.894% due 01/25/2037 •		2,500	2,334
5.944% due 08/25/2036 •		4,583	4,455
5.964% due 03/25/2036 •		3,706	3,321
6.044% due 12/25/2035 •		13,414	12,655
6.074% due 02/25/2035 •		1,113	1,023
6.119% due 10/25/2035 •		391	380
6.119% due 03/25/2037 •		24,758	24,362
6.144% due 11/25/2046 •		12,375	9,930
6.149% due 01/25/2036 •		3,657	3,612
6.179% due 09/25/2035 •		2,021	1,993
6.344% due 09/25/2035 •		6,350	5,981
6.419% due 05/25/2035 «•		21	20
6.485% due 05/25/2036 þ		11,527	4,329
6.494% due 02/25/2035 «•		468	421
6.944% due 07/25/2037 •		8,380	7,949

Citigroup Mortgage Loan Trust Asset-Backed Pass-Through Certificates
6.389% due 10/25/2034 •		6,101	5,861
7.019% due 10/25/2034 •		499	416

College Avenue Student Loans LLC
5.330% due 05/25/2055		43,247	42,286
5.820% due 05/25/2055		20,000	19,460
6.060% due 05/25/2055		16,500	15,876
6.500% due 06/25/2054		71,538	74,078
6.890% due 05/25/2055		4,400	4,330
6.970% due 06/25/2054 •		71,336	72,079
7.220% due 05/25/2055 •		34,189	34,706
7.330% due 06/25/2054		24,800	25,500
7.580% due 06/25/2054		17,110	17,506
8.210% due 06/25/2054		4,000	4,169
8.490% due 05/25/2055		5,600	5,574
10.120% due 06/25/2054		7,965	8,135

Cologix Canadian Issuer LP
4.940% due 01/25/2052	CAD	20,400	14,025

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	57

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Commonbond Student Loan Trust
1.980% due 08/25/2050	$820	$714

Conseco Finance Corp.
6.440% due 12/01/2030	2,551	2,540
7.220% due 03/15/2028 ~	956	956
7.860% due 03/01/2030 ~	11,465	3,819

Conseco Finance Securitizations Corp.
7.360% due 06/01/2030 ~	51,238	17,062
7.410% due 05/01/2033 þ	2,819	2,820
7.424% due 03/01/2033 ~	153	153
7.490% due 07/01/2031 þ	11,136	11,161
7.770% due 09/01/2031 þ	5,164	5,172
7.960% due 05/01/2031	21,173	5,490
7.970% due 05/01/2032	7,164	1,295
8.060% due 09/01/2029 ~	7,260	1,351
8.200% due 05/01/2031	29,477	7,870
8.260% due 12/01/2030 ~	74,286	17,023
8.310% due 05/01/2032 ~	40,754	7,674
8.850% due 12/01/2030 ~	1,831	307

Consumer Loan Finance Issuer Trust
0.000% due 11/25/2053 «(h)	363,113	219,152
6.250% due 11/25/2053	1,166,361	1,170,711
6.400% due 11/25/2053	610,576	624,612
6.950% due 11/25/2053	225,424	227,915
7.400% due 11/25/2053	225,424	227,922
9.100% due 11/25/2053	131,463	132,901
9.350% due 11/25/2053	122,097	116,279

Countrywide Asset-Backed Certificates Trust
4.166% due 04/25/2035 •	1,073	1,049
4.336% due 07/25/2034 ~	1,049	673
4.336% due 08/25/2034 ~	2,442	2,007
4.342% due 10/25/2046 ~	182	178
4.480% due 01/25/2037 •	14,092	13,655
5.050% due 02/25/2036 «~	9	8
5.115% due 10/25/2035 ~	5,000	4,361
5.201% due 05/25/2036 •	22,800	21,207
5.270% due 02/25/2035 ~	3,538	3,339
5.572% due 11/25/2034 ~	1,888	1,783
5.584% due 06/25/2035 •	13,131	11,623
5.584% due 06/25/2037 •	15,539	14,382
5.584% due 07/25/2037 •	50,098	45,847
5.584% due 08/25/2037 •	57,584	51,823
5.584% due 06/25/2047 •	38,096	34,695
5.624% due 06/25/2047 •	5,275	4,967
5.624% due 11/25/2047 •	20,432	19,372
5.634% due 11/25/2037 •	12,131	11,263
5.644% due 09/25/2037 •	28,295	24,833
5.644% due 06/25/2047 •	18,177	15,532
5.664% due 06/25/2037 •	4,004	3,867
5.664% due 09/25/2037 •	5,245	5,339
5.664% due 06/25/2047 •	50,186	46,794
5.674% due 07/25/2037 •	46,686	39,716
5.674% due 10/25/2047 •	2,523	2,478
5.694% due 02/25/2036 •	6,897	6,485

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.694% due 06/25/2047 •	$19,661	$18,855
5.694% due 11/25/2047 •	18,621	16,580
5.704% due 12/25/2036 •	8,999	8,170
5.704% due 11/25/2037 •	47,376	43,054
5.704% due 04/25/2046 •	19,951	18,465
5.724% due 05/25/2035 •	15,511	14,884
5.724% due 02/25/2037 •	26,947	25,117
5.724% due 03/25/2037 •	32,266	30,933
5.724% due 05/25/2037 •	32,735	30,259
5.724% due 04/25/2047 •	11,826	11,350
5.724% due 06/25/2047 •	3,791	3,575
5.734% due 05/25/2047 •	1,065	1,023
5.734% due 10/25/2047 •	10,000	8,532
5.744% due 03/25/2047 •	7,174	6,985
5.764% due 09/25/2046 «•	17	16
5.764% due 05/25/2047 •	10,816	7,583
5.844% due 02/25/2037 •	1,694	1,615
5.844% due 09/25/2047 •	24,529	22,681
5.879% due 11/25/2036 •	15,200	14,091
5.884% due 07/25/2034 •	4,628	4,519
5.884% due 05/25/2037 •	2,698	2,533
5.884% due 09/25/2047 •	6,386	6,149
5.894% due 02/25/2037 •	7,504	7,370
5.904% due 05/25/2037 •	11,829	10,774
5.924% due 09/25/2036 •	17,562	16,181
5.924% due 11/25/2036 •	551	547
5.924% due 02/25/2037 •	17,438	16,315
5.924% due 03/25/2037 •	19,244	17,212
5.924% due 04/25/2037 •	5,594	4,716
5.924% due 12/25/2046 •	14,315	13,632
5.944% due 01/25/2046 •	31,962	29,953
5.944% due 04/25/2046 •	1,720	1,656
5.964% due 12/25/2036 •	2,007	1,875
5.964% due 09/25/2046 •	10,880	10,278
5.969% due 08/25/2036 •	1,271	1,231
5.989% due 10/25/2046 «~	6	6
5.999% due 04/25/2036 •	5,998	5,879
6.024% due 06/25/2037 •	9,489	9,166
6.044% due 06/25/2033 «•	12	12
6.104% due 08/25/2035 •	6,218	6,036
6.104% due 07/25/2036 •	163	160
6.124% due 12/25/2036 •	7,560	5,731
6.134% due 05/25/2036 •	2,138	2,113
6.144% due 12/25/2033 •	538	520
6.144% due 03/25/2036 •	4,931	4,207
6.149% due 09/25/2035 •	7,464	7,147
6.164% due 08/25/2035 •	8,200	7,157
6.179% due 04/25/2036 •	30,851	30,303
6.184% due 12/25/2034 •	786	771
6.194% due 05/25/2034 «•	45	44
6.209% due 02/25/2036 •	12,739	12,504
6.224% due 11/25/2034 •	247	233
6.244% due 08/25/2047 •	852	848
6.284% due 10/25/2047 •	10,936	10,452
6.299% due 08/25/2034 •	924	921
6.344% due 09/25/2034 «•	185	172

58	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.344% due 11/25/2034 •	$224	$214
6.344% due 05/25/2036 •	531	516
6.344% due 03/25/2047 •	6,009	4,561
6.419% due 12/25/2035 •	2,731	2,699
6.434% due 02/25/2036 •	6,000	5,281
6.449% due 10/25/2035 •	27	27
6.494% due 07/25/2033 «•	339	326
6.494% due 11/25/2034 •	862	851
6.509% due 08/25/2035 •	1,674	1,675
6.539% due 05/25/2035 •	1,019	964
6.539% due 07/25/2035 •	27	27
6.539% due 04/25/2036 •	11,300	10,696
6.554% due 08/25/2035 •	4,121	4,028
6.569% due 11/25/2035 •	4,208	4,119
6.584% due 01/25/2036 •	7,675	7,427
6.644% due 10/25/2035 •	3,023	2,972
7.019% due 08/25/2034 •	10,068	8,939
7.094% due 06/25/2035 •	6,363	6,248
7.169% due 05/25/2035 •	620	609
7.274% due 12/25/2035 •	9,836	8,582
7.319% due 12/25/2034 •	1,729	1,777
7.319% due 07/25/2035 •	7,400	7,138
7.394% due 08/25/2035 •	5,250	4,902
7.444% due 08/25/2047 «•	6	6
7.469% due 01/25/2035 •	4,674	4,459
7.844% due 10/25/2034 •	570	549

CPS Auto Receivables Trust
5.380% due 01/18/2028	11,300	11,249
6.040% due 07/16/2029	23,006	23,096
6.270% due 10/15/2029	31,500	31,745

Credit Suisse First Boston Mortgage Securities Corp.
5.063% due 08/25/2032 «•	85	76
5.233% due 01/25/2032 •	4	4
5.943% due 02/25/2035 •	2,662	2,616

Credit-Based Asset Servicing & Securitization LLC
3.223% due 12/25/2035 þ	10,076	9,639
3.266% due 08/25/2035 •	8,020	7,309
3.453% due 12/25/2035 •	19,631	17,487
3.785% due 10/25/2034 •	1,704	1,543
3.898% due 12/25/2035 •	1,709	1,579
5.555% due 07/25/2037 •	4,551	2,971
5.655% due 07/25/2037 •	4,207	2,746
5.775% due 07/25/2037 •	4,454	2,907
5.944% due 06/25/2036 •	17,250	11,401
6.780% due 05/25/2035 þ	1,959	1,750

Credit-Based Asset Servicing & Securitization Mortgage Loan Asset-Backed Certificates
3.498% due 11/25/2035 •	4,036	3,731

Credit-Based Asset Servicing & Securitization Trust
3.194% due 01/25/2037 þ	27,233	8,377
3.422% due 01/25/2037 •	477	149
3.523% due 07/25/2036 •	17,058	15,733
5.564% due 11/25/2036 •	60	27
5.724% due 10/25/2036 •	11,666	8,268
5.904% due 11/25/2036 •	5,344	2,423

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.924% due 10/25/2036 •		$2,024	$1,318

Crestline Denali CLO Ltd.
6.636% due 10/15/2031 •		12,567	12,624

CSAB Mortgage-Backed Trust
5.737% due 05/25/2037 ~		14,286	3,369
6.589% due 12/25/2036 þ		15,993	2,729
6.672% due 06/25/2036 þ		226	64

Cumulus Static CLO DAC
0.000% due 11/15/2033 •(c)	EUR	62,500	67,428
5.499% due 04/25/2033 •		105,100	113,649

CVC Cordatus Loan Fund DAC
4.620% due 07/21/2030 •		8,317	8,944

CVC Cordatus Opportunity Loan Fund DAC
5.289% due 08/15/2033 •		104,500	112,617

Davis Square Funding Ltd.
5.694% due 10/08/2040 •		$583,584	219,840
5.834% due 10/08/2040 •		44,806	12,385
6.014% due 10/08/2040 •		52,400	10,353

Dewolf Park CLO Ltd.
6.496% due 10/15/2030 •		9,919	9,939

DFC HEL Trust
7.319% due 12/25/2031 •		1,606	1,483

Diameter Capital CLO Ltd.
0.000% due 04/15/2037 •		137,400	137,400
6.704% due 04/15/2037 •		2,900	2,899
6.816% due 07/15/2036 •		13,500	13,527
7.144% due 01/15/2037 •		92,200	92,971

Diamond Infrastructure Funding LLC
1.760% due 04/15/2049		3,500	3,126

Dryden CLO Ltd.
6.696% due 01/15/2031 •		3,192	3,195

Dryden Senior Loan Fund
6.475% due 07/15/2030 •		79,100	79,418
6.479% due 10/19/2029 •		96,402	96,402
6.556% due 04/15/2028 •		1,277	1,280
6.596% due 04/15/2029 •		13,007	13,014

Duke Funding High Grade Ltd.
5.577% due 08/02/2049 •		776,047	5,316
5.667% due 08/02/2049 •		285,269	2,045
6.027% due 08/02/2049 •		102,000	10

E*TRADE ABS CDO Ltd.
2.921% due 01/10/2040 •		1,902	1,329
3.081% due 01/10/2040 •		9,000	809

Eaton Vance CLO Ltd.
6.746% due 10/15/2034 •		27,800	27,789

Education Funding Trust
3.557% due 02/01/2050		47,086	39,695
4.108% due 02/01/2050		30,013	29,640
4.714% due 02/01/2050		33,266	32,092

EFS Volunteer LLC
6.473% due 10/25/2035 •		75	75

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	59

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Elevation CLO Ltd.
6.779% due 10/20/2034 •	$12,000	$11,964

Ellington Loan Acquisition Trust
6.494% due 05/25/2037 •	33,105	32,272
6.944% due 05/25/2037 •	1,780	1,726
7.044% due 05/25/2037 •	22,088	19,436

Elmwood CLO Ltd.
6.619% due 10/20/2034 •	1,800	1,800
6.947% due 01/17/2034 •	46,200	46,413
7.044% due 12/11/2033 •	169,200	170,049

EMC Mortgage Loan Trust
6.184% due 05/25/2040 •	34	33
6.544% due 08/25/2040 •	210	207
6.544% due 11/25/2041 «•	28	26

Encore Credit Receivables Trust
6.134% due 07/25/2035 •	10,037	9,683
6.344% due 10/25/2035 •	6,173	6,059
6.344% due 01/25/2036 •	4,800	4,577

Ent Auto Receivables Trust
6.220% due 08/16/2027	16,509	16,558
6.240% due 01/16/2029	13,289	13,461
6.260% due 11/15/2029	4,000	4,078

Equifirst Loan Securitization Trust
5.614% due 04/25/2037 •	27,507	24,899

EquiFirst Mortgage Loan Trust
6.374% due 04/25/2035 «•	114	110
6.449% due 04/25/2035 «•	55	52
6.509% due 04/25/2035 •	1,904	1,787
6.944% due 12/25/2034 «•	238	226
7.169% due 12/25/2034 •	756	717
7.244% due 04/25/2035 •	4,623	3,936
7.919% due 12/25/2034 •	501	461
9.344% due 12/25/2034 •	983	879

Exeter Automobile Receivables Trust
5.610% due 09/15/2027	33,600	33,516
5.750% due 07/17/2028	44,000	43,949
6.310% due 10/15/2027	2,500	2,515

FHF Issuer Trust
5.690% due 02/15/2030	28,200	28,214
6.790% due 10/15/2029	29,676	29,973

FHF Trust
4.430% due 01/18/2028	11,150	11,013

Fieldstone Mortgage Investment Trust
5.675% due 11/25/2036 •	1,642	967
5.824% due 05/25/2036 •	23,464	16,775
6.089% due 02/25/2036 •	2,247	1,981
6.614% due 03/25/2035 •	2,974	2,520

Finance America Mortgage Loan Trust
6.494% due 09/25/2033 «•	105	100

Financial Asset Securities Corp. AAA Trust
5.857% due 02/27/2035 •	1,283	1,195

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

First Franklin Mortgage Loan Asset-Backed Certificates
6.269% due 05/25/2034 •	$2,448	$2,360
7.154% due 05/25/2034 «•	76	68

First Franklin Mortgage Loan Trust
4.785% due 04/25/2035 •	3,113	2,991
5.020% due 03/25/2036 •	17,525	16,389
5.549% due 09/25/2036 •	1,434	1,326
5.559% due 07/25/2036 •	263	250
5.564% due 11/25/2036 •	15,077	13,954
5.594% due 12/25/2036 •	8,092	6,686
5.604% due 11/25/2036 •	280	275
5.724% due 12/25/2036 •	4,991	2,082
5.744% due 05/25/2036 •	1,494	1,448
5.744% due 08/25/2036 •	11,402	10,432
5.754% due 09/25/2036 •	26,179	24,321
5.754% due 11/25/2036 •	3,900	3,123
5.764% due 12/25/2037 •	14,415	12,851
5.824% due 02/25/2036 •	11,968	10,923
5.864% due 12/25/2037 •	11,928	10,636
5.879% due 04/25/2036 •	9,023	8,207
5.884% due 01/25/2038 •	283	148
5.904% due 07/25/2036 •	17,559	17,144
6.014% due 02/25/2036 •	22,712	21,137
6.024% due 02/25/2036 •	3,702	3,650
6.044% due 07/25/2035 •	5,586	5,474
6.104% due 01/25/2036 •	1,033	1,019
6.149% due 11/25/2036 •	7,457	7,111
6.164% due 11/25/2035 •	18,774	17,022
6.224% due 09/25/2035 •	2,843	2,829
6.224% due 06/25/2036 •	9,794	9,475
6.254% due 10/25/2035 •	6,948	7,483
6.269% due 06/25/2034 •	422	421
6.389% due 09/25/2035 •	10,119	9,017
6.394% due 07/25/2033 •	2,806	2,838
6.419% due 05/25/2035 •	20,776	19,931
6.449% due 09/25/2035 •	30,600	28,722
6.569% due 12/25/2034 •	641	658
6.629% due 12/25/2034 •	2,042	1,984
6.719% due 07/25/2034 •	4,279	4,203
6.869% due 10/25/2034 •	937	931
6.944% due 03/25/2034 «•	211	194
7.244% due 09/25/2034 •	581	590
7.319% due 07/25/2034 •	1,050	1,045
7.919% due 03/25/2034 •	1,406	1,253

First Investors Auto Owner Trust
6.440% due 10/16/2028	29,896	30,137

First NLC Trust
3.703% due 05/25/2035 «•	91	0
3.703% due 05/25/2035 •	987	0
5.514% due 08/25/2037 •	3,193	1,614

Flagship Credit Auto Trust
4.760% due 05/17/2027	19,540	19,330

Ford Credit Auto Owner Trust
4.480% due 12/15/2026	5,385	5,344

60	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Foursight Capital Automobile Receivables Trust
5.490% due 01/16/2029		$34,300	$34,243

Fremont Home Loan Trust
5.574% due 11/25/2036 •		21,336	7,556
5.644% due 08/25/2036 •		4,744	1,529
5.664% due 01/25/2037 •		22,951	10,455
5.714% due 10/25/2036 •		9,400	8,254
5.744% due 10/25/2036 •		5,086	2,071
5.764% due 08/25/2036 •		31,454	10,135
5.784% due 02/25/2036 •		8,211	7,779
5.784% due 02/25/2037 •		17,920	6,135
5.924% due 08/25/2036 •		8,052	2,594
5.944% due 05/25/2036 •		6,980	4,310
5.984% due 04/25/2036 •		29,647	27,269
6.059% due 11/25/2035 •		3,000	2,659
6.119% due 01/25/2036 •		44,985	34,826
6.314% due 11/25/2034 •		2,138	1,888
6.374% due 06/25/2035 •		1,137	983
6.404% due 04/25/2035 •		5,257	4,403
6.449% due 04/25/2035 •		6,119	741
6.494% due 11/25/2034 •		5,032	4,670
6.509% due 06/25/2035 •		2,969	2,846
6.599% due 06/25/2035 •		17,148	13,809

Galaxy CLO Ltd.
6.546% due 10/15/2030 •		3,295	3,294

Gateway Casinos & Entertainment Ltd.
5.000% due 03/12/2038 «	CAD	77,540	51,988

GE-WMC Mortgage Securities Trust
5.524% due 08/25/2036 «•		$2	1
5.704% due 08/25/2036 •		2,602	2,349

Generate CLO Ltd.
0.000% due 10/20/2036 •		127,900	128,342

GLS Auto Receivables Issuer Trust
5.240% due 03/15/2030		21,600	21,535

GLS Auto Select Receivables Trust
5.960% due 10/16/2028		29,780	30,124
6.270% due 08/16/2027		50,917	51,133
6.370% due 06/15/2028		38,939	39,230

Goal Structured Solutions Trust
6.085% due 09/25/2041 •		7,024	6,947

GoldenTree Loan Management U.S. CLO Ltd.
6.477% due 04/24/2031 •		153,400	153,429
6.489% due 11/20/2030 •		17,707	17,713
6.638% due 04/20/2035 •		6,500	6,498
7.027% due 01/20/2034 •		95,200	95,833

Golub Capital Partners CLO Ltd.
0.000% due 04/20/2033 •(c)		67,800	67,800
6.599% due 04/20/2031 •		170	170

Goodleap Sustainable Home Solutions Trust
6.500% due 07/20/2055		9,199	9,521

Greenpoint Manufactured Housing
9.047% due 06/08/2031 •		5,208	5,063

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GreenPoint Mortgage Funding Trust
6.460% due 04/15/2030 «•	$2	$73

GreenState Auto Receivables Trust
5.530% due 08/16/2027	39,200	39,187

GSAA Home Equity Trust
5.344% due 09/25/2035 «~	162	102
5.564% due 05/25/2036 •	5,950	1,377
5.584% due 03/25/2036 •	20	7
5.684% due 06/25/2036 •	60,742	12,491
5.772% due 11/25/2036 ~	7,079	2,144
5.784% due 10/25/2036 •	36,898	9,159
5.784% due 02/25/2037 •	8,241	2,339
5.804% due 03/25/2036 •	19,703	6,651
5.804% due 05/25/2036 •	21,035	4,937
5.884% due 05/25/2047 •	1,300	752
5.924% due 06/25/2036 •	2,684	742
5.984% due 03/25/2036 •	22,993	10,785
6.000% due 11/25/2037	581	334
6.084% due 04/25/2047 •	10,941	5,020
6.144% due 08/25/2037 •	1,678	1,606
6.179% due 06/25/2035 •	2,394	2,301
6.184% due 10/25/2035 •	839	866
6.239% due 08/25/2035 •	4,304	4,169
6.419% due 06/25/2034 •	565	539
6.423% due 11/25/2036 þ	20,549	6,214
6.483% due 03/25/2037 þ	2,022	584
6.500% due 10/25/2037	5,015	2,733
6.500% due 11/25/2037	12,860	5,259
6.720% due 04/25/2034 þ	2,275	2,195
6.948% due 06/25/2036 þ	18,877	4,909

GSAMP Trust
2.610% due 10/25/2036 •	1,496	11
3.816% due 11/25/2034 •	1,671	1,569
5.514% due 12/25/2036 •	663	320
5.524% due 11/25/2036 •	958	459
5.534% due 01/25/2037 •	6,300	3,755
5.564% due 12/25/2036 •	975	471
5.574% due 12/25/2046 •	5,104	2,673
5.584% due 11/25/2036 •	59,205	28,219
5.604% due 08/25/2036 •	4,707	3,693
5.614% due 12/25/2036 •	5,159	2,492
5.614% due 01/25/2037 •	1,472	1,423
5.624% due 11/25/2035 •	182	16
5.644% due 11/25/2036 •	13,084	6,277
5.714% due 03/25/2047 •	11,728	9,837
5.724% due 06/25/2036 •	5,694	5,501
5.724% due 08/25/2036 •	8,784	8,407
5.744% due 06/25/2036 •	23,169	12,896
5.744% due 12/25/2036 •	517	506
5.744% due 05/25/2046 •	1,279	1,268
5.764% due 04/25/2036 •	1,852	1,236
5.814% due 03/25/2047 •	2,000	1,567
5.894% due 06/25/2036 •	7,100	5,907
5.924% due 06/25/2036 •	3,448	1,919
5.924% due 08/25/2036 •	22,010	19,765

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	61

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.964% due 02/25/2046 •		$533	$485
5.984% due 02/25/2036 •		10,433	9,934
6.089% due 11/25/2035 •		9,420	8,433
6.119% due 11/25/2035 •		92	88
6.224% due 07/25/2045 •		7,413	7,197
6.329% due 07/25/2045 •		6,976	6,202
6.344% due 11/25/2035 •		3,179	3,010
6.389% due 11/25/2035 •		4,016	3,434
6.419% due 03/25/2035 •		3,141	2,899
6.494% due 06/25/2035 «•		58	57
7.169% due 12/25/2034 •		6,726	6,437

Halseypoint CLO Ltd.
6.679% due 07/20/2031 •		419	419

Hayfin Emerald CLO
5.662% due 01/25/2037 •	EUR	101,575	110,421

Hildene TruPS Securitization Ltd.
7.347% due 05/22/2039 •		$2,464	2,439

Home Equity Asset Trust
4.950% due 10/25/2035 •		3,300	3,202
5.744% due 10/25/2036 •		2,437	2,381
5.744% due 11/25/2036 •		828	784
5.764% due 08/25/2036 «•		114	111
6.014% due 05/25/2036 •		17,420	17,189
6.059% due 04/25/2036 •		565	554
6.104% due 04/25/2036 •		7,055	6,519
6.149% due 01/25/2036 •		3,805	3,568
6.149% due 04/25/2036 •		18,000	17,445
6.204% due 11/25/2032 «•		128	113
6.389% due 11/25/2035 •		7,552	7,214
6.509% due 08/25/2035 •		2,610	2,375
6.635% due 06/25/2032 «•		377	361
6.644% due 07/25/2035 •		6,596	6,436
6.944% due 03/25/2035 •		771	736
7.644% due 06/25/2034 •		1,813	1,760
7.994% due 03/25/2033 •		1,872	1,771

Home Equity Mortgage Loan Asset-Backed Trust
5.604% due 11/25/2036 •		9,128	8,012
5.604% due 07/25/2037 •		363	200
5.614% due 04/25/2037 •		3,392	2,360
5.634% due 04/25/2037 •		1,245	838
5.634% due 07/25/2037 •		46,447	18,976
5.644% due 07/25/2037 •		15,546	8,553
5.664% due 04/25/2037 •		40,615	30,524
5.684% due 11/25/2036 •		7,998	6,219
5.764% due 04/25/2037 •		8,643	7,393
5.824% due 06/25/2036 •		576	569
5.924% due 08/25/2036 •		12,515	11,175
6.004% due 06/25/2036 •		8,000	6,964
6.044% due 03/25/2036 •		20,742	18,143
6.104% due 03/25/2036 •		14,859	13,558
6.224% due 10/25/2035 •		13,050	11,995
6.509% due 08/25/2035 •		8,950	8,515

Home Partners of America Trust
1.698% due 09/17/2041		7,259	6,042
1.901% due 12/17/2026		19,517	17,726

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hout Bay Corp.
4.422% due 07/05/2041 •	$434,530	$76,429
4.622% due 07/05/2041 •	34,165	3
4.752% due 07/05/2041 •	4,046	0

HSI Asset Loan Obligation Trust
4.491% due 12/25/2036 þ	12,437	4,238

HSI Asset Securitization Corp. Trust
5.544% due 10/25/2036 •	2,258	900
5.584% due 12/25/2036 •	29,032	24,467
5.584% due 01/25/2037 •	47,632	35,410
5.634% due 04/25/2037 •	14,199	7,404
5.664% due 10/25/2036 •	15,626	6,254
5.704% due 04/25/2037 •	7,174	3,746
5.724% due 10/25/2036 •	4,487	1,457
5.764% due 10/25/2036 •	7,964	3,196
5.764% due 05/25/2037 •	1,258	1,256
5.784% due 12/25/2036 •	26,645	7,005
5.819% due 05/25/2037 •	2,200	2,135
5.924% due 10/25/2036 •	1,774	714
5.939% due 02/25/2036 •	5,822	5,434
5.969% due 02/25/2036 •	16,250	13,378
6.029% due 01/25/2036 •	6,957	6,808
6.059% due 01/25/2036 •	4,530	4,177
6.224% due 01/25/2036 •	5,700	4,668

Huntington Auto Trust
5.230% due 01/16/2029	57,600	57,740
5.500% due 03/15/2027	94,300	94,315

Hyundai Auto Lease Securitization Trust
5.800% due 12/15/2026	53,425	53,888

ICG U.S. CLO Ltd.
6.720% due 01/24/2032 •	4,800	4,802

IMC Home Equity Loan Trust
7.520% due 08/20/2028 «	2	2

IndyMac INDB Mortgage Loan Trust
5.764% due 07/25/2036 •	26,679	8,435

IXIS Real Estate Capital Trust
5.504% due 05/25/2037 •	5,305	1,280
5.554% due 05/25/2037 •	10,529	2,540
5.604% due 05/25/2037 •	32,887	7,933
5.744% due 01/25/2037 •	74,989	26,924
5.764% due 08/25/2036 •	59,961	16,887
5.844% due 03/25/2036 •	10,022	5,273
5.964% due 08/25/2036 •	30,443	8,573
6.389% due 02/25/2035 •	539	536

JP Morgan Mortgage Acquisition Corp.
3.183% due 10/25/2035 •	6,100	5,193
6.149% due 09/25/2035 •	4,713	4,653
6.374% due 06/25/2035 •	16,467	14,893
6.419% due 12/25/2035 •	8,091	7,348
6.509% due 06/25/2035 •	11,812	9,008

JP Morgan Mortgage Acquisition Trust
4.411% due 07/25/2036 •	4,578	4,472
4.464% due 10/25/2030 þ	3,254	1,676
4.464% due 01/25/2037 þ	558	287

62	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.592% due 03/25/2047 •	$103	$64
4.607% due 11/25/2036 •	13,687	12,278
4.929% due 11/25/2036 •	1,794	1,778
5.664% due 08/25/2036 •	2,080	1,498
5.674% due 05/25/2037 •	23,550	22,620
5.684% due 05/25/2037 •	33,479	29,252
5.704% due 08/25/2036 •	5,159	5,004
5.714% due 07/25/2036 •	21,579	18,487
5.764% due 03/25/2037 •	4,530	4,448
5.849% due 07/25/2036 •	16,536	16,069
5.879% due 05/25/2036 •	21,607	18,983
5.924% due 04/25/2036 •	17,541	17,170
5.924% due 08/25/2036 •	17,501	12,631
5.954% due 02/25/2036 •	3,862	3,775
5.984% due 03/25/2036 •	36,119	34,300
6.029% due 01/25/2036 •	12,034	11,866
6.089% due 05/25/2035 •	16,317	13,435
6.104% due 07/25/2036 •	3,200	2,906
6.330% due 07/25/2036 þ	4,967	1,427
6.910% due 07/25/2036 þ	7,083	2,032

Jupiter High-Grade CDO Ltd.
0.257% due 06/08/2042 •	34,500	3
5.856% due 06/08/2042 •	245,455	25
6.036% due 06/08/2042 •	44,531	4
6.186% due 06/08/2042 •	60,401	6

KDAC Aviation Finance Ltd.
4.212% due 12/15/2042	13,062	11,267

KGS-Alpha SBA COOF Trust
1.214% due 04/25/2038 «~(a)	7,636	163

KKR CLO Ltd.
6.576% due 04/15/2031 •	5,093	5,094
6.598% due 10/17/2031 •	2,570	2,570
6.757% due 02/09/2035 •	92,500	92,189
6.896% due 01/15/2032 •	11,905	11,928

KKR CLO Trust
6.766% due 10/15/2034 •	14,500	14,493

KREF Ltd.
6.776% due 02/17/2039 •	15,800	15,701

Labrador Aviation Finance Ltd.
4.300% due 01/15/2042	1,138	1,014

LCM Loan Income Fund Ltd.
6.609% due 04/20/2031 •	19,179	19,170

LCM Ltd.
6.649% due 10/20/2029 •	7,398	7,414

Lehman XS Trust
4.264% due 05/25/2037 «þ	185	176
5.001% due 01/25/2036 þ	4,867	4,153
5.614% due 02/25/2037 •	18,726	14,155
5.624% due 02/25/2037 •	12,127	10,982
5.764% due 05/25/2036 •	13,632	11,696
5.904% due 02/25/2037 •	7,146	5,288
6.004% due 05/25/2036 •	2,401	2,394
6.194% due 10/25/2035 «•	429	444
6.640% due 04/25/2036 þ	8,975	8,610

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lendingpoint Asset Securitization Trust
4.770% due 10/15/2029	$5,964	$5,925

LendingPoint Pass-Through Trust
5.700% due 07/15/2029	10,074	9,951

Lendmark Funding Trust
5.120% due 07/20/2032	2,005	1,983
5.530% due 06/21/2032	20,100	20,223

LoanCore Issuer Ltd.
6.869% due 01/17/2037 •	13,698	13,579

Lockwood Grove CLO Ltd.
6.756% due 01/25/2030 •	19,055	19,065

Long Beach Mortgage Loan Trust
5.624% due 09/25/2036 •	10,170	2,816
5.644% due 12/25/2036 •	13,973	4,947
5.664% due 11/25/2036 •	6,820	2,137
5.684% due 08/25/2036 •	5,696	2,285
5.734% due 07/25/2036 •	13,145	9,064
5.744% due 05/25/2036 •	45,075	23,806
5.744% due 06/25/2036 •	54,389	25,634
5.744% due 07/25/2036 •	9,175	3,569
5.744% due 09/25/2036 •	38,383	24,204
5.754% due 08/25/2036 •	26,412	13,692
5.754% due 10/25/2036 •	42,364	23,408
5.764% due 05/25/2036 •	8,472	2,569
5.764% due 08/25/2036 •	35,640	14,304
5.764% due 09/25/2036 •	3,017	837
5.764% due 10/25/2036 •	48,338	15,766
5.764% due 12/25/2036 •	23,281	15,644
5.764% due 05/25/2046 •	6,490	6,021
5.784% due 12/25/2036 •	33,546	11,901
5.824% due 03/25/2046 •	26,370	9,552
5.844% due 01/25/2036 •	14,396	13,501
5.884% due 02/25/2036 •	9,647	9,384
5.884% due 11/25/2036 •	12,309	3,861
5.904% due 12/25/2036 •	23,036	8,180
5.924% due 08/25/2036 •	14,463	5,809
5.964% due 05/25/2036 •	23,317	7,085
6.044% due 01/25/2036 •	31,723	29,182
6.074% due 01/25/2046 •	42,634	40,084
6.089% due 11/25/2035 •	678	677
6.224% due 08/25/2035 •	396	386
6.239% due 06/25/2034 •	1,329	1,320
6.299% due 07/25/2034 •	1,465	1,438
6.569% due 07/25/2033 •	1,410	1,386
6.644% due 11/25/2034 •	3,731	3,434
6.674% due 06/25/2033 •	2,398	2,397
6.869% due 02/25/2035 •	8,445	7,833
8.519% due 03/25/2033 «•	33	32

M&T Bank Auto Receivables Trust
5.220% due 02/17/2032	42,300	42,334
5.590% due 02/17/2032	62,800	62,803

M360 Ltd.
6.943% due 11/22/2038 •	853	837

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	63

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Madison Avenue Manufactured Housing Contract Trust
8.694% due 03/25/2032 •		$235	$235

Madison Park Funding Ltd.
0.000% due 10/18/2030 «•(c)		100,500	100,574
6.519% due 10/21/2030 •		44,290	44,359
6.551% due 07/27/2031 •		799	799
6.569% due 04/20/2032 •		31,050	31,050
6.656% due 10/15/2032 •		13,000	13,003

Magnetite Ltd.
6.472% due 10/15/2031 •		63,000	63,000
6.786% due 01/25/2032 •		12,800	12,808
6.935% due 10/25/2033 •		134,800	135,357

MAN Euro CLO DAC
5.779% due 10/15/2036 •	EUR	86,900	94,244

Marathon CLO Ltd.
0.000% due 04/15/2032 «•(c)		$57,300	57,328
6.698% due 01/20/2033 •		108,400	108,614
6.887% due 11/15/2031 •		43,750	43,917

Marble Point CLO Ltd.
0.000% due 01/20/2032 •		8,281	8,300

Marlette Funding Trust
0.000% due 04/16/2029 «(h)		7	30
7.130% due 12/15/2033		48,542	49,099

MASTR Asset-Backed Securities Trust
5.494% due 10/25/2036 •		37,818	12,622
5.544% due 08/25/2036 •		4,793	1,685
5.544% due 11/25/2036 •		306	98
5.544% due 01/25/2037 •		40,234	11,674
5.564% due 10/25/2036 •		31,185	10,424
5.589% due 10/25/2036 •		53,974	21,282
5.644% due 08/25/2036 •		10,310	3,219
5.644% due 10/25/2036 •		7,460	3,764
5.644% due 11/25/2036 •		13,881	8,178
5.644% due 01/25/2037 •		31,978	9,278
5.654% due 05/25/2037 •		968	924
5.664% due 08/25/2036 •		6,896	2,684
5.689% due 10/25/2036 •		5,997	2,376
5.704% due 10/25/2036 •		30,558	13,566
5.734% due 01/25/2037 •		26,204	7,239
5.744% due 03/25/2036 •		6,697	4,107
5.744% due 04/25/2036 •		24,795	5,745
5.744% due 08/25/2036 •		49,901	17,339
5.744% due 05/25/2037 •		6,336	5,498
5.764% due 08/25/2036 •		6,593	2,340
5.764% due 10/25/2036 •		6,634	3,348
5.764% due 01/25/2037 •		35,311	10,245
5.844% due 04/25/2036 •		63,862	10,959
5.864% due 10/25/2036 •		8,296	4,186
5.864% due 11/25/2036 •		18,592	5,933
5.904% due 01/25/2037 •		12,145	3,524
5.924% due 06/25/2036 •		3,904	1,439
5.924% due 08/25/2036 •		50,344	17,160

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.964% due 06/25/2036 •	$1,623	$1,466
5.984% due 02/25/2036 •	9,334	3,519
6.014% due 01/25/2036 •	2,079	2,045
6.024% due 01/25/2036 •	1,354	1,335
6.194% due 03/25/2035 •	9,782	8,907
6.194% due 10/25/2035 •	11,284	10,558
6.374% due 06/25/2035 •	735	744
6.419% due 05/25/2035 •	1,319	1,324
6.449% due 03/25/2035 •	1,934	1,881
6.494% due 05/25/2035 •	2,000	1,924
6.594% due 08/25/2037 •	18,136	15,290
10.094% due 05/25/2033 •	3,370	3,182

MASTR Specialized Loan Trust
5.964% due 02/25/2036 •	1,744	1,678
6.184% due 01/25/2037 •	10,072	4,148

Mercury CDO Ltd.
6.436% due 12/08/2040 •	6,000	813

Merrill Lynch First Franklin Mortgage Loan Trust
5.784% due 04/25/2037 •	2,699	1,057
5.784% due 05/25/2037 •	25,958	18,233
5.924% due 05/25/2037 •	45,842	32,325
5.944% due 04/25/2037 •	21,670	8,560
6.084% due 05/25/2037 •	28,644	20,283
6.294% due 10/25/2037 •	27,156	16,416

Merrill Lynch Mortgage Investors Trust
3.946% due 03/25/2037 þ	22,111	4,810
4.482% due 11/25/2037 •	15,414	7,472
4.696% due 11/25/2037 •	28,500	9,871
5.584% due 04/25/2047 •	3,709	1,518
5.644% due 07/25/2037 •	3,756	884
5.684% due 10/25/2037 •	20,549	3,260
5.694% due 03/25/2037 •	27,221	20,191
5.734% due 08/25/2037 •	7,516	6,717
5.744% due 08/25/2037 •	2,460	2,390
5.744% due 09/25/2037 •	44,653	12,872
5.764% due 03/25/2037 •	5,265	1,487
5.764% due 04/25/2037 •	10,527	5,203
5.764% due 05/25/2037 •	3,064	1,793
5.764% due 07/25/2037 •	2,854	1,605
5.774% due 03/25/2037 •	20,697	7,179
5.824% due 04/25/2047 •	19,258	7,881
5.924% due 08/25/2037 •	971	751
6.044% due 12/25/2036 •	11,353	10,715
6.044% due 01/25/2037 •	9,152	8,330
6.164% due 05/25/2036 •	152	149
6.194% due 09/25/2035 •	2,015	1,942
6.239% due 09/25/2035 •	172	166
6.314% due 05/25/2036 •	4,037	3,404
6.344% due 02/25/2047 •	23,975	13,912
6.374% due 07/25/2035 •	7,179	7,097
6.389% due 02/25/2036 •	1,564	1,531
6.419% due 04/25/2036 •	2,081	2,021
6.479% due 02/25/2036 «•	498	429
6.569% due 08/25/2036 •	1,658	1,790
9.006% due 04/25/2035 «•	259	195

64	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MESA Trust
8.669% due 11/25/2031 •	$847	$736

MF1 LLC
7.063% due 03/19/2039 •	38,000	38,083
7.961% due 09/17/2037 •	128,500	128,971

Mid-State Trust
4.864% due 07/15/2038	265	260

MMcapS Funding Ltd.
6.053% due 12/01/2035 •	9,100	8,372

Morgan Stanley ABS Capital, Inc. Trust
5.504% due 05/25/2037 •	4,771	4,193
5.544% due 10/25/2036 •	4,049	1,757
5.544% due 11/25/2036 •	1,547	891
5.554% due 03/25/2037 •	2,769	1,197
5.574% due 10/25/2036 •	14,293	12,479
5.574% due 12/25/2036 •	42,505	26,090
5.574% due 01/25/2037 •	21,055	9,882
5.584% due 10/25/2036 •	35,278	15,310
5.584% due 11/25/2036 •	2,594	1,236
5.584% due 05/25/2037 •	22,083	18,320
5.594% due 10/25/2036 •	14,826	7,914
5.594% due 12/25/2036 •	4,110	2,074
5.604% due 09/25/2036 •	226	97
5.624% due 02/25/2037 •	24,545	8,113
5.624% due 03/25/2037 •	24,659	10,660
5.624% due 05/25/2037 •	11,078	9,740
5.634% due 05/25/2037 •	13,037	9,743
5.644% due 09/25/2036 •	2,679	1,154
5.644% due 02/25/2037 •	8,717	4,198
5.644% due 05/25/2037 •	3,443	1,962
5.664% due 10/25/2036 •	1,249	542
5.664% due 11/25/2036 •	10,511	5,011
5.674% due 10/25/2036 •	8,468	4,523
5.674% due 02/25/2037 •	29,820	9,856
5.694% due 03/25/2037 •	41,007	17,727
5.694% due 05/25/2037 •	15,031	13,216
5.704% due 09/25/2036 •	42,600	19,282
5.704% due 02/25/2037 •	21,148	10,186
5.704% due 05/25/2037 •	10,482	7,833
5.724% due 08/25/2036 •	27,230	13,859
5.744% due 06/25/2036 •	5,213	2,737
5.744% due 09/25/2036 •	13,648	4,829
5.764% due 03/25/2036 •	2,501	2,478
5.764% due 09/25/2036 •	23,791	10,251
5.774% due 02/25/2037 •	7,243	3,489
5.804% due 03/25/2036 •	2,228	1,810
5.904% due 09/25/2036 •	3,618	1,559
5.944% due 04/25/2036 •	13,215	12,435
5.944% due 08/25/2036 •	10,944	5,570
5.984% due 03/25/2036 •	83,461	68,609
5.999% due 01/25/2036 •	700	536
6.024% due 01/25/2036 •	8,850	8,461
6.024% due 02/25/2036 •	3,799	3,738
6.044% due 12/25/2035 •	17,327	15,866

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.064% due 12/25/2035 •	$6,684	$6,472
6.119% due 09/25/2035 •	349	329
6.149% due 02/25/2035 •	994	974
6.184% due 01/25/2034 •	3,700	3,673
6.224% due 01/25/2035 •	4,285	4,178
6.254% due 04/25/2034 •	1,181	1,164
6.269% due 08/25/2034 •	113	106
6.329% due 11/25/2034 •	1,953	1,841
6.344% due 05/25/2034 •	3,128	3,092
6.359% due 09/25/2034 •	7,653	7,512
6.374% due 07/25/2035 •	3,848	3,717
6.404% due 03/25/2035 •	5,000	4,729
6.419% due 07/25/2035 •	3,750	3,208
6.434% due 06/25/2035 •	5,267	5,161
6.464% due 10/25/2033 «•	76	74
6.479% due 01/25/2035 •	2,114	1,790
6.479% due 03/25/2035 •	2,524	2,148
6.479% due 07/25/2035 •	2,382	2,312
6.504% due 09/25/2034 «•	323	303
6.524% due 03/25/2033 «•	26	25
6.539% due 01/25/2035 •	2,614	2,167
6.694% due 07/25/2037 •	14,010	11,815
9.244% due 02/25/2047 •	26,993	21,862

Morgan Stanley Dean Witter Capital, Inc. Trust
6.794% due 02/25/2033 •	288	291

Morgan Stanley Home Equity Loan Trust
5.544% due 12/25/2036 •	3,316	1,621
5.544% due 04/25/2037 •	6,120	3,195
5.584% due 12/25/2036 •	40,758	19,932
5.614% due 04/25/2037 •	8,646	4,515
5.764% due 04/25/2036 •	7,109	5,032
5.794% due 04/25/2037 •	18,204	9,507
5.954% due 02/25/2036 •	657	600
5.964% due 04/25/2036 •	10,839	7,677
6.434% due 05/25/2035 •	6,919	6,729

Morgan Stanley IXIS Real Estate Capital Trust
5.514% due 11/25/2036 •	8,010	2,609
5.554% due 11/25/2036 •	29,716	9,680
5.594% due 11/25/2036 •	1,522	496
5.664% due 11/25/2036 •	20,320	6,619
5.744% due 07/25/2036 •	6,532	2,648
5.904% due 07/25/2036 •	25,421	10,306

Morgan Stanley Mortgage Loan Trust
5.750% due 04/25/2037 ~	2,270	1,093
5.784% due 10/25/2036 •	2,221	634
5.904% due 02/25/2037 •	2,819	592
6.000% due 02/25/2037 «~	126	110
6.122% due 01/25/2047 «þ	100	88
6.164% due 04/25/2037 •	7,530	2,065
6.254% due 01/25/2047 þ	5,730	2,616
6.263% due 01/25/2047 þ	7,232	2,186
6.419% due 09/25/2046 þ	13,494	2,918
6.465% due 09/25/2046 þ	3,616	1,197
6.604% due 09/25/2046 þ	9,412	2,034

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	65

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Structured Trust
5.744% due 06/25/2037 •	$49,477	$44,862

Mountain View CLO LLC
6.616% due 01/16/2031 •	10,699	10,719

Nassau Ltd.
6.726% due 07/15/2031 •	11,924	11,960
6.826% due 01/15/2030 •	7,411	7,420

National Collegiate Commutation Trust
0.000% due 03/25/2038 •	61,425	17,359

Nationstar Home Equity Loan Trust
5.619% due 06/25/2037 •	249	240
5.694% due 06/25/2037 •	2,527	2,114
5.694% due 06/25/2037 «•	285	265
5.714% due 03/25/2037 •	3,441	3,370
5.724% due 03/25/2037 •	11,347	10,654
5.744% due 03/25/2037 •	8,000	7,016
5.764% due 04/25/2037 •	2,368	2,319
5.854% due 04/25/2037 •	17,031	15,882
5.984% due 09/25/2036 •	31,478	30,577
5.999% due 09/25/2036 •	1,338	1,236

Navient Private Education Loan Trust
2.460% due 11/15/2068	11,703	11,014
6.890% due 07/16/2040 •	17,071	17,144

Navient Private Education Refi Loan Trust
1.330% due 04/15/2069	21,175	19,151
1.690% due 05/15/2069	288	263
3.238% due 11/15/2045 ~	139,651	129,154

Navient Student Loan Trust
6.485% due 12/27/2066 •	1,493	1,493
7.019% due 03/15/2072 •	101,618	102,577
7.230% due 03/15/2072	52,400	54,871

Nelnet Student Loan Trust
5.884% due 09/27/2066 •	3,648	3,643
6.640% due 02/20/2041	54,806	55,092
7.519% due 02/20/2041 •	56,518	56,634

Neuberger Berman CLO Ltd.
6.611% due 01/28/2030 •	53,753	53,836
6.619% due 04/20/2031 •	15,900	15,900

Neuberger Berman Loan Advisers CLO Ltd.
6.929% due 10/24/2032 •	122,250	122,587

New Century Home Equity Loan Trust
4.856% due 11/25/2033 «þ	94	76
5.804% due 05/25/2036 •	8,968	8,824
6.179% due 10/25/2035 •	35,480	29,877
6.184% due 08/25/2034 •	99	96
6.209% due 02/25/2035 •	12,552	12,066
6.224% due 03/25/2035 •	807	785
6.389% due 09/25/2035 •	12,681	12,413
6.419% due 06/25/2035 •	4,529	4,330
6.449% due 07/25/2035 •	13,938	13,653
6.494% due 07/25/2035 •	32,115	30,279
6.509% due 03/25/2035 •	2,853	2,756
6.569% due 03/25/2035 •	3,292	3,132

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Mountain CLO Ltd.
7.268% due 04/20/2036 •	$5,000	$5,047

Newark BSL CLO Ltd.
6.556% due 07/25/2030 •	7,090	7,105

Newcastle Investment Trust
0.000% due 05/01/2033 ~	38,430	37,479

Newcastle Mortgage Securities Trust
5.634% due 04/25/2037 •	14,934	14,187
5.674% due 04/25/2037 •	4,522	4,416
5.784% due 04/25/2037 •	14,485	12,937
5.944% due 04/25/2037 •	7,785	6,518
6.164% due 03/25/2036 •	5,500	5,280
6.299% due 03/25/2036 •	16,141	14,832

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
5.594% due 07/25/2036 •	24,301	22,118
5.879% due 03/25/2036 •	456	453
5.924% due 03/25/2036 •	4,024	3,870
6.074% due 02/25/2036 •	2,531	2,299
6.104% due 11/25/2035 •	8,989	8,591

NovaStar Mortgage Funding Trust
3.332% due 01/25/2036 •	2,300	2,145
5.624% due 09/25/2037 •	26,455	24,007
5.704% due 03/25/2037 •	93,872	57,882
5.744% due 06/25/2036 •	1,246	892
5.784% due 01/25/2037 •	1,135	402
6.179% due 01/25/2036 •	14,500	13,722
6.269% due 06/25/2034 •	463	449
6.329% due 01/25/2036 •	2,945	2,419
6.359% due 10/25/2035 •	10,291	9,718
6.614% due 06/25/2035 •	21,000	20,557

Oaktree CLO Ltd.
6.689% due 04/22/2030 •	10,000	10,005

Oakwood Mortgage Investors, Inc.
7.945% due 03/15/2049 ~	2,929	584

OCP CLO Ltd.
6.567% due 01/15/2033 •	12,000	12,003

Octagon Investment Partners Ltd.
6.483% due 10/20/2030 •	100,800	100,774
6.579% due 03/17/2030 •	13,793	13,820

OFSI BSL Ltd.
6.576% due 08/16/2029 •	998	998

OneMain Financial Issuance Trust
1.750% due 09/14/2035	17,805	16,599
5.940% due 05/15/2034	2,730	2,747
6.819% due 09/15/2036 •	18,764	19,092

Oportun Issuance Trust
6.334% due 04/08/2031	7,102	7,105

Option One Mortgage Loan Trust
5.564% due 03/25/2037 •	531	504
5.574% due 07/25/2037 •	3,878	2,494
5.584% due 01/25/2037 •	29,274	18,230
5.584% due 02/25/2037 •	30,706	16,258

66	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.584% due 03/25/2037 •	$57,366	$35,690
5.594% due 03/25/2037 •	38,633	19,277
5.614% due 05/25/2037 •	6,459	3,515
5.624% due 04/25/2037 •	21,534	12,122
5.624% due 07/25/2037 •	4,555	2,929
5.634% due 07/25/2037 •	942	811
5.644% due 07/25/2036 •	8,037	4,652
5.664% due 04/25/2037 •	108,887	73,687
5.664% due 05/25/2037 •	98,124	58,676
5.684% due 04/25/2037 •	7,016	3,750
5.694% due 03/25/2037 •	4,768	2,379
5.744% due 05/25/2037 •	7,387	4,021
5.754% due 04/25/2037 •	3,032	1,732
6.014% due 01/25/2036 •	54,206	39,594
6.044% due 01/25/2036 •	3,186	3,130
6.239% due 05/25/2034 •	2,141	2,071
6.314% due 05/25/2035 •	3,941	3,305
6.344% due 01/25/2034 •	10,009	9,363
6.869% due 11/25/2034 •	14	14

Option One Mortgage Loan Trust Asset-Backed Certificates
6.074% due 12/25/2035 •	3,122	2,975
6.104% due 12/25/2035 •	8,709	7,296
6.134% due 11/25/2035 •	10,557	9,964
6.179% due 11/25/2035 •	5,889	4,784
6.299% due 10/25/2032 •	1,592	1,627

Ownit Mortgage Loan Trust
3.193% due 10/25/2035 þ	6,459	3,644
5.724% due 10/25/2037 •	10,916	11,020
5.744% due 07/25/2037 •	14,929	13,009
5.939% due 03/25/2037 •	9,220	8,888
5.964% due 07/25/2037 •	6,925	6,041
6.119% due 06/25/2036 •	5,419	4,333
6.344% due 10/25/2036 •	2,850	2,718
6.464% due 03/25/2036 •	3,603	3,075

OZLM Ltd.
6.558% due 10/17/2029 •	550	551
6.869% due 04/20/2033 •	9,300	9,312

Pagaya AI Debt Selection Trust
2.030% due 10/15/2029	10,519	10,417
4.970% due 01/15/2030	9,633	9,590
6.258% due 10/15/2031	44,100	44,087
6.319% due 08/15/2031	22,200	22,237
6.660% due 07/15/2031	6,100	6,123
6.811% due 05/15/2030 «	28,200	28,231
6.813% due 03/15/2030 ~	6,224	6,256
7.128% due 06/16/2031	49,843	49,995
7.179% due 04/15/2031	31,888	31,975
7.228% due 07/15/2031	9,048	9,084
7.464% due 06/16/2031	14,996	15,112
7.600% due 12/16/2030	40,826	41,116
7.625% due 04/15/2031	19,470	19,656
7.656% due 05/15/2030 «	3,500	3,516
8.027% due 12/16/2030 ~	8,819	8,913
8.234% due 07/15/2030 ~	5,373	5,448

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Palmer Square CLO Ltd.
6.578% due 10/17/2031 •		$13,425	$13,459
6.638% due 04/20/2035 •		15,600	15,588
6.963% due 10/20/2033 •		176,200	176,929

Palmer Square European Loan Funding DAC
0.000% due 08/15/2033 •(c)	EUR	79,100	85,327
5.494% due 05/15/2033 •		126,000	135,964
5.501% due 11/15/2032 •		66,916	72,373

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
6.164% due 05/25/2035 •		$11,199	10,923
6.179% due 08/25/2035 •		73	71
6.179% due 09/25/2035 •		2,303	2,221
6.224% due 08/25/2035 •		4,000	3,529
6.269% due 07/25/2035 •		12,000	11,035
6.374% due 05/25/2035 •		22,971	20,836
6.419% due 07/25/2035 •		5,000	4,046
6.449% due 06/25/2035 •		5,891	5,521
6.479% due 05/25/2035 •		4,784	3,744
6.494% due 10/25/2034 •		3,632	3,561
6.494% due 06/25/2035 •		4,641	3,722
6.614% due 03/25/2035 •		17,052	15,526
6.764% due 01/25/2036 •		6,000	5,586
7.019% due 02/25/2035 •		17,482	16,994
7.169% due 02/25/2035 •		3,247	2,890
7.214% due 10/25/2034 •		17,186	16,159
7.244% due 09/25/2034 •		2,610	2,478
7.244% due 12/25/2034 •		18,928	18,594
7.319% due 10/25/2034 •		1,408	1,193
7.319% due 12/25/2034 •		8,426	7,721
7.544% due 09/25/2034 •		3,062	2,695

People’s Choice Home Loan Securities Trust
7.169% due 10/25/2034 •		719	641

People’s Financial Realty Mortgage Securities Trust
5.574% due 09/25/2036 •		28,382	5,431
5.584% due 09/25/2036 •		25,476	6,630

Performer Funding PLC
0.000% due 06/21/2035 (h)	GBP	164,310	81,714
0.000% due 06/21/2035 «(h)		81	0
7.201% due 06/21/2035 •		185,225	233,372
8.201% due 06/21/2035 •		129,635	164,514
9.201% due 06/21/2035 •		86,490	110,766
10.701% due 06/21/2035 •		37,025	47,290
12.701% due 06/21/2035 •		55,585	70,991
13.201% due 06/21/2035 •		29,227	37,010

Popular ABS Mortgage Pass-Through Trust
5.754% due 06/25/2047 •		$9,253	8,537
5.917% due 04/25/2035 þ		42	40
5.939% due 07/25/2036 •		2,136	1,976
5.984% due 05/25/2036 •		3,029	2,851
6.314% due 02/25/2036 •		1,312	1,208

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	67

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

PRET LLC
7.143% due 01/25/2054 þ	$23,961	$24,115
7.143% due 03/25/2054 «þ	41,100	41,160
8.112% due 11/25/2053 þ	37,968	38,072
8.232% due 09/25/2053 þ	83,713	84,790
8.497% due 10/25/2053 þ	49,021	49,316

Progress Residential Trust
2.013% due 11/17/2040	6,071	5,307
2.709% due 02/17/2041	10,656	9,542

RAAC Trust
5.944% due 02/25/2037 •	2,836	2,735
6.044% due 09/25/2045 •	2,510	2,442
6.144% due 02/25/2046 •	185	185
6.144% due 11/25/2046 •	1,096	1,044
6.204% due 10/25/2046 •	5,803	5,572
6.419% due 02/25/2046 •	19,679	18,916
6.944% due 09/25/2047 •	6,912	6,588
7.094% due 05/25/2039 •	1,597	1,626

Rad CLO Ltd.
6.556% due 07/15/2031 •	27,003	27,069
6.964% due 01/25/2033 •	95,600	95,983

RCKT Mortgage Trust
6.025% due 02/25/2044 ~	15,217	15,212

Reach ABS Trust
6.300% due 02/18/2031	10,033	10,055

Regatta Funding Ltd.
6.638% due 04/20/2035 •	24,100	24,091
6.729% due 01/20/2035 •	29,000	29,045
6.828% due 10/17/2030 •	3,876	3,885

Renaissance Home Equity Loan Trust
4.304% due 08/25/2033 •	655	598
5.512% due 04/25/2037 þ	6,555	1,701
5.580% due 11/25/2036 þ	12,329	4,190
5.612% due 04/25/2037 þ	853	225
5.675% due 06/25/2037 þ	3,891	1,002
5.731% due 11/25/2036 þ	548	191
5.744% due 06/25/2037 þ	137,503	35,866
5.761% due 04/25/2037 þ	2,781	754
5.797% due 08/25/2036 þ	662	261
5.812% due 11/25/2036 þ	9,025	3,192
5.893% due 06/25/2037 þ	6,639	1,778
5.906% due 06/25/2037 þ	23,928	6,422
6.011% due 05/25/2036 þ	9,006	4,493
6.115% due 08/25/2036 þ	17,329	7,196
6.120% due 11/25/2036 þ	683	254
6.203% due 06/25/2037 þ	26,687	7,626
7.750% due 09/25/2037 þ	29,537	12,349

Research-Driven Pagaya Motor Asset Trust
4.320% due 09/25/2030	22,795	22,127
7.090% due 06/25/2032	10,700	10,748
7.130% due 01/26/2032	37,114	37,365

Residential Asset Mortgage Products Trust
5.401% due 12/25/2034 «þ	215	183
5.492% due 01/25/2035 «þ	433	318

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.502% due 12/25/2034 •	$566	$478
5.604% due 10/25/2033 •	1,813	1,788
5.667% due 04/25/2034 •	4,858	4,223
5.667% due 04/25/2034 «•	3	2
5.670% due 10/25/2034 «þ	428	402
5.789% due 12/25/2036 •	15,000	13,515
5.794% due 08/25/2036 •	19,569	19,024
5.794% due 10/25/2036 •	2,168	2,067
5.834% due 02/25/2037 •	13,613	12,537
5.884% due 12/25/2035 •	17,886	15,825
5.944% due 04/25/2034 •	3,379	3,323
5.967% due 08/25/2034 •	1,645	1,620
5.969% due 07/25/2036 •	1,328	1,265
5.984% due 02/25/2036 •	1,431	1,365
6.024% due 04/25/2034 •	1,910	1,896
6.044% due 02/25/2036 •	1,646	1,628
6.144% due 12/25/2035 •	22,185	19,449
6.224% due 07/25/2035 •	102	101
6.254% due 07/25/2035 •	6,500	6,277
6.314% due 02/25/2034 •	531	529
6.314% due 10/25/2035 •	11,246	10,645
6.329% due 11/25/2035 •	7,000	6,459
6.389% due 09/25/2035 •	11,000	10,602
6.389% due 10/25/2035 •	700	586
6.464% due 03/25/2035 •	3,996	3,970
6.464% due 06/25/2035 •	6,044	5,978
6.494% due 04/25/2034 •	1,688	1,621
6.494% due 08/25/2035 •	2,257	2,195
6.509% due 07/25/2035 •	8,012	7,795
6.524% due 03/25/2035 •	7,313	7,138
6.539% due 05/25/2035 •	4,750	4,539
6.599% due 02/25/2035 •	7,336	7,235
6.644% due 01/25/2035 •	4,351	4,099
6.719% due 02/25/2035 •	448	365
6.764% due 04/25/2034 •	2,821	2,704
7.124% due 08/25/2035 •	12,534	11,208
7.349% due 02/25/2034 •	370	300

Residential Asset Securities Corp. Trust
5.654% due 04/25/2037 •	7,632	7,296
5.664% due 02/25/2037 •	6,336	6,064
5.684% due 10/25/2036 •	20,340	19,596
5.694% due 11/25/2036 •	66,101	57,713
5.704% due 07/25/2036 •	59	59
5.724% due 07/25/2036 •	18,300	17,549
5.724% due 09/25/2036 •	1,584	1,549
5.784% due 11/25/2036 •	7,962	7,328
5.784% due 04/25/2037 •	35,721	33,900
5.820% due 04/25/2034 •	966	941
5.884% due 01/25/2037 •	4,997	4,724
5.954% due 04/25/2036 •	16,082	14,702
5.964% due 07/25/2036 •	10,971	9,852
5.980% due 09/25/2034 ~	895	797
5.984% due 07/25/2036 •	10,332	8,907
6.004% due 04/25/2036 •	5,144	5,092
6.044% due 02/25/2036 •	4,532	4,472
6.059% due 11/25/2035 •	16,220	15,255

68	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.074% due 12/25/2035 •		$83	$83
6.104% due 10/25/2035 •		10,576	10,153
6.104% due 11/25/2035 «•		52	51
6.124% due 05/25/2037 •		911	893
6.134% due 01/25/2036 •		641	640
6.149% due 09/25/2035 •		7,723	7,270
6.149% due 11/25/2035 •		300	289
6.164% due 01/25/2036 •		2,200	2,145
6.284% due 09/25/2034 •		531	513
6.284% due 12/25/2034 •		574	570
6.314% due 11/25/2035 •		10,475	8,565
6.329% due 12/25/2035 •		1,516	1,331
6.344% due 11/25/2035 •		7,012	6,748
6.404% due 08/25/2035 •		6,178	6,067
6.479% due 08/25/2035 •		4,230	4,042
6.689% due 03/25/2035 •		530	505
6.945% due 01/25/2034 •		2,163	2,124
7.169% due 11/25/2034 «•		230	222
7.169% due 08/25/2035 •		3,250	3,038
7.394% due 11/25/2034 •		802	782
7.919% due 11/25/2034 «•		443	413

Residential Funding Mortgage Securities, Inc. Trust
5.574% due 05/25/2036 «•		2	2

Rockford Tower Europe CLO DAC
0.000% due 04/24/2037 •(c)	EUR	29,600	31,934

Romark CLO Ltd.
6.607% due 10/23/2030 •		$3,129	3,135

Santander Drive Auto Receivables Trus
5.250% due 04/17/2028		8,200	8,198

Santander Drive Auto Receivables Trust
5.240% due 05/15/2028		50,600	50,404
5.470% due 12/16/2030		79,500	79,377
5.610% due 07/17/2028		60,000	60,174
5.710% due 02/16/2027		78,300	78,348
5.770% due 11/15/2030		110,000	110,934

Saxon Asset Securities Trust
0.960% due 05/25/2035 •		886	662
1.667% due 11/25/2035 •		12,994	9,329
4.388% due 12/25/2033 •		1,739	1,678
5.624% due 05/25/2037 •		23,762	16,716
5.754% due 09/25/2037 •		9,951	9,379
5.924% due 10/25/2046 •		2,734	2,271
6.119% due 11/25/2037 •		11,540	10,969
6.164% due 11/25/2037 •		4,873	4,023
6.239% due 03/25/2031 «•		148	128
6.374% due 11/25/2037 •		5,388	4,130
6.419% due 12/26/2034 •		186	164
7.194% due 12/25/2037 •		5,159	4,337
10.000% due 12/26/2034 •		532	81

SBNA Auto Lease Trust
5.210% due 04/16/2029		12,600	12,617
5.320% due 12/15/2028		48,900	48,916
5.700% due 03/15/2027		47,800	47,805
6.520% due 04/20/2028		16,200	16,613

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SCCU Auto Receivables Trust
5.700% due 10/16/2028		$20,600	$20,770
5.700% due 08/15/2029		12,200	12,265
5.850% due 05/17/2027		33,200	33,242

Securitized Asset-Backed Receivables LLC Trust
5.564% due 12/25/2036 •		460	106
5.604% due 08/25/2036 •		6,545	2,170
5.604% due 11/25/2036 •		140	38
5.644% due 07/25/2036 •		20,196	8,176
5.704% due 12/25/2036 •		6,877	6,142
5.724% due 07/25/2036 •		10,768	9,094
5.724% due 08/25/2036 •		37,002	15,434
5.744% due 07/25/2036 •		20,146	8,156
5.744% due 09/25/2036 •		3,960	1,383
5.764% due 07/25/2036 •		5,164	1,825
5.764% due 09/25/2036 •		18,817	13,151
5.764% due 10/25/2036 •		64,619	22,027
5.764% due 11/25/2036 •		7,335	1,983
5.764% due 12/25/2036 •		29,652	6,814
5.784% due 08/25/2036 •		30,234	10,022
5.844% due 12/25/2036 •		68,669	25,375
5.924% due 07/25/2036 •		3,686	1,492
5.944% due 05/25/2036 •		6,787	3,635
6.024% due 12/25/2035 •		1,816	1,750
6.044% due 11/25/2035 •		27,608	22,615
6.044% due 12/25/2035 •		13,209	9,507
6.089% due 10/25/2035 •		3,647	2,869
6.119% due 01/25/2035 •		806	717
6.164% due 10/25/2035 •		963	793
6.404% due 01/25/2036 •		569	526

SFS Auto Receivables Securitization Trust
4.940% due 01/21/2031		3,650	3,637
4.950% due 05/21/2029		16,200	16,134

SG Mortgage Securities Trust
5.584% due 10/25/2036 •		15,453	13,750
5.904% due 07/25/2036 •		8,037	1,778
5.984% due 02/25/2036 •		1,218	618
6.149% due 10/25/2035 •		2,000	1,794

Sierra Madre Funding Ltd.
5.835% due 09/07/2039 •		21,879	14,558

Silver Rock CLO Ltd.
1.833% due 10/20/2033 •		94,700	95,010

SLM Private Credit Student Loan Trust
5.861% due 12/15/2039 •		315	307

SLM Student Loan Trust
4.348% due 10/25/2039 •	EUR	4,809	4,877
6.235% due 03/25/2026 •		$23,128	22,977

SMB Private Education Loan Trust
0.000% due 09/15/2053 (h)		3	1,718
0.000% due 02/16/2055 «(h)		34	39,929
0.000% due 10/16/2056 «(h)		13	10,528
0.000% due 10/15/2058 «(h)		23	9,845
3.940% due 02/16/2055		256,457	243,603
4.550% due 02/16/2055		96,891	91,574

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	69

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.950% due 02/16/2055	$24,146	$22,580
4.990% due 10/16/2056	293,074	289,476
5.370% due 10/15/2058	128,707	128,224
5.770% due 10/16/2056	128,108	127,357
5.950% due 02/16/2055	41,493	39,574
6.150% due 09/15/2053	88,984	91,947
6.150% due 10/15/2058	50,798	51,119
6.294% due 09/15/2054 •	2,456	2,446
6.360% due 10/16/2056	19,950	19,854
6.580% due 10/15/2058	12,778	12,824
6.769% due 02/16/2055 •	253,078	254,001
6.930% due 09/15/2053	43,966	45,869
6.969% due 09/15/2053 •	144,455	146,588
7.119% due 10/16/2056 •	447,145	456,541
7.119% due 10/15/2058 •	197,351	201,085
7.169% due 05/16/2050 •	7,487	7,570
7.230% due 10/15/2058	35,988	35,907
7.540% due 09/15/2053	8,999	9,302
7.560% due 10/16/2056	64,173	63,818
8.870% due 09/15/2053	18,543	19,423

SoFi Alternative Trust
0.000% due 02/15/2046 «(h)	950	23,658
1.170% due 02/15/2046	183,670	168,719
2.550% due 02/15/2046	51,395	45,356
3.857% due 06/15/2050 ~	131,053	122,271
5.403% due 05/16/2050 ~	77,234	72,397

SoFi Professional Loan Program LLC
3.020% due 02/25/2040	2,721	2,619

Sound Point CLO Ltd.
6.576% due 04/15/2031 •	17,059	17,065
6.746% due 07/15/2034 •	13,000	12,981
6.766% due 10/25/2034 •	15,700	15,677

Soundview Home Loan Trust
5.411% due 04/25/2035 •	464	438
5.524% due 06/25/2037 •	4,085	2,682
5.554% due 01/25/2037 •	627	451
5.554% due 02/25/2037 •	185	51
5.594% due 06/25/2037 •	11,353	7,452
5.604% due 01/25/2037 •	31,669	22,776
5.614% due 07/25/2037 •	1,478	1,267
5.614% due 08/25/2037 •	8,414	7,038
5.644% due 06/25/2037 •	132,194	90,206
5.654% due 06/25/2037 •	16,737	10,986
5.684% due 01/25/2037 •	13,783	9,913
5.724% due 06/25/2037 •	5,002	3,283
5.744% due 07/25/2036 •	1,739	1,729
5.744% due 01/25/2037 •	11,913	11,230
5.744% due 03/25/2037 •	9,957	9,286
5.784% due 11/25/2036 •	61,318	18,342
5.814% due 02/25/2037 •	19,702	5,578
5.849% due 12/25/2036 •	10,929	10,659
5.904% due 06/25/2036 •	5,394	5,125
5.909% due 02/25/2036 •	12,304	11,293
5.909% due 06/25/2036 •	1,206	1,009
5.924% due 07/25/2036 •	9,800	8,571

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.944% due 10/25/2036 •	$23,117	$21,838
5.944% due 11/25/2036 •	7,256	6,851
5.961% due 03/25/2036 •	1,000	834
5.999% due 03/25/2036 •	14,893	14,355
6.134% due 12/25/2035 •	8,000	7,238
6.144% due 12/25/2035 •	1,702	1,687
6.194% due 06/25/2035 •	17,750	15,528
6.194% due 03/25/2036 •	400	391
6.299% due 01/25/2035 «•	107	90
6.344% due 10/25/2037 •	1,891	1,477
6.419% due 08/25/2035 •	8,802	6,289
6.419% due 11/25/2035 •	3,946	3,810
6.479% due 05/25/2035 •	4,387	4,312
6.524% due 07/25/2035 •	1,779	1,756
6.744% due 11/25/2033 «•	95	93

Specialty Underwriting & Residential Finance Trust
4.397% due 06/25/2037 •	3,534	1,773
5.684% due 03/25/2037 •	29,223	14,035
5.714% due 04/25/2037 •	2,299	1,646
5.724% due 09/25/2037 •	20,229	18,204
5.724% due 11/25/2037 •	5,812	4,568
5.744% due 06/25/2037 •	1,664	968
5.864% due 11/25/2037 •	9,422	5,209
5.924% due 09/25/2037 •	15,329	5,222
6.614% due 12/25/2035 •	5,552	5,396

Starwood Commercial Mortgage Trust
6.520% due 07/15/2038 •	2,248	2,245
6.840% due 07/15/2038 •	25,170	25,046
7.040% due 07/15/2038 •	10,070	9,983
7.390% due 07/15/2038 •	13,000	12,758
7.790% due 07/15/2038 •	12,125	11,480
8.140% due 07/15/2038 •	2,500	2,407

Stratus CLO Ltd.
6.529% due 12/29/2029 •	15,339	15,342

Structured Asset Investment Loan Trust
5.574% due 07/25/2036 •	30,761	21,971
5.594% due 07/25/2036 •	909	884
5.616% due 07/25/2036 •	33,204	19,403
5.724% due 06/25/2036 •	10,686	10,302
5.964% due 05/25/2036 •	14,713	5,914
6.044% due 01/25/2036 •	216	210
6.044% due 03/25/2036 •	10,000	4,817
6.064% due 01/25/2036 •	33,768	30,857
6.074% due 11/25/2035 •	12,552	12,091
6.144% due 04/25/2033 «•	41	40
6.164% due 04/25/2033 •	203	203
6.164% due 04/25/2035 •	695	680
6.164% due 07/25/2035 •	9,907	9,202
6.164% due 10/25/2035 •	20,718	20,044
6.179% due 09/25/2035 •	5,685	5,019
6.194% due 07/25/2035 •	1,323	1,261
6.209% due 08/25/2035 •	15,053	14,455
6.224% due 02/25/2035 •	7,001	6,818
6.224% due 03/25/2035 •	7,927	7,530
6.269% due 05/25/2034 •	293	281

70	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.344% due 04/25/2035 •	$17,440	$15,836
6.374% due 06/25/2035 •	1,698	1,612
6.394% due 07/25/2033 •	745	718
6.394% due 07/25/2033 «•	1	1
6.394% due 08/25/2033 •	3,452	3,290
6.419% due 01/25/2035 •	4,200	3,756
6.419% due 05/25/2035 •	25,492	22,560
6.524% due 05/25/2035 •	1,492	988
6.569% due 07/25/2033 •	561	562
6.719% due 11/25/2034 •	5,203	5,175
6.944% due 11/25/2034 •	2,646	2,707
7.169% due 10/25/2034 •	2,171	2,224
7.169% due 11/25/2034 •	1,948	1,962
7.769% due 11/25/2034 «•	96	97
8.069% due 08/25/2033 «•	1	1
8.219% due 10/25/2033 «•	117	120
8.444% due 06/25/2033 «•	83	82
8.444% due 11/25/2034 •	2,222	2,318
8.594% due 08/25/2033 •	1,046	945

Structured Asset Securities Corp.
5.008% due 02/25/2035 •	7,209	7,231
5.714% due 05/25/2031 •	3,181	2,318
6.149% due 02/25/2035 •	4,716	4,657
6.194% due 02/25/2035 •	2,425	2,193
7.139% due 05/25/2031 ~	5,624	4,348

Structured Asset Securities Corp. Mortgage Loan Trust
5.584% due 08/25/2046 •	18,550	17,152
5.594% due 09/25/2036 •	5,792	5,528
5.604% due 03/25/2036 •	11,025	10,456
5.604% due 04/25/2036 •	5,731	5,621
5.604% due 01/25/2037 •	16,274	15,374
5.664% due 10/25/2037 •	35,883	22,203
5.674% due 01/25/2037 •	37,384	21,750
5.674% due 05/25/2047 •	1,743	1,667
5.684% due 01/25/2037 •	17,770	11,508
5.704% due 05/25/2036 •	8,937	8,589
5.714% due 04/25/2036 •	5,905	5,690
5.714% due 07/25/2036 •	3,285	3,264
5.744% due 03/25/2037 •	17,655	11,467
5.754% due 08/25/2046 •	3,858	3,362
5.804% due 03/25/2037 •	3,637	1,416
5.864% due 02/25/2037 •	3,512	3,396
5.879% due 07/25/2036 •	50,349	48,425
5.879% due 09/25/2036 •	56,090	53,177
5.944% due 03/25/2037 •	15,813	6,166
5.944% due 11/25/2037 •	5,750	5,005
5.969% due 07/25/2036 •	2,593	2,473
6.014% due 10/25/2036 •	3,933	3,836
6.044% due 12/25/2035 •	11,371	9,938
6.044% due 01/25/2037 •	13,167	10,553
6.044% due 03/25/2037 •	5,445	2,125
6.064% due 05/25/2036 •	19,853	18,970
6.064% due 12/25/2036 •	38,715	21,835
6.064% due 02/25/2037 •	1,984	1,896
6.074% due 05/25/2035 «•	18	17

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.089% due 02/25/2036 «•	$69	$67
6.119% due 04/25/2035 •	4,695	4,279
6.119% due 06/25/2035 •	3,454	3,282
6.149% due 02/25/2036 •	12,034	11,843
6.239% due 02/25/2036 •	4,889	4,664
6.344% due 05/25/2035 «•	447	420
6.389% due 05/25/2035 «•	115	108
6.419% due 05/25/2035 •	7,853	7,471
6.434% due 05/25/2035 «•	87	81
6.449% due 11/25/2035 •	1,457	1,434
6.494% due 05/25/2035 •	677	596
6.544% due 10/25/2037 •	64,141	28,330
6.614% due 02/25/2035 «•	229	195
7.094% due 05/25/2035 «•	35	33
7.444% due 08/25/2037 •	1,676	1,662
7.544% due 11/25/2035 •	3,000	2,874
7.544% due 08/25/2037 •	7,000	6,827
8.069% due 11/25/2035 •	3,197	3,024
8.819% due 08/25/2037 •	17,510	15,431

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
3.450% due 02/25/2032 «	54	21
6.269% due 01/25/2035 •	1,300	1,302

Structured Asset Securities Corp. Trust
6.134% due 09/25/2035 •	8,218	7,720

Sycamore Tree CLO Ltd.
7.003% due 01/20/2037 •	79,000	79,097

Symphony CLO Ltd.
6.522% due 01/23/2032 •	16,110	16,115
6.677% due 07/23/2033 •	13,500	13,524
7.002% due 04/25/2034 •	99,500	99,862
7.159% due 01/20/2037 •	21,325	21,481

Symphony Static CLO Ltd.
6.416% due 10/25/2029 •	5,571	5,573

Synchrony Card Funding LLC
3.370% due 04/15/2028	14,000	13,710

Taberna Preferred Funding Ltd.
6.062% due 07/05/2035 •	9,070	8,344
6.062% (TSFR3M + 0.732%) due 07/05/2035 ~	137	126

Tallman Park CLO Ltd.
6.639% due 04/20/2034 •	31,100	31,148

Taupe Funding Trust
0.000% due 08/20/2031 «(h)	95	18,839
5.732% due 07/21/2025 «	44,014	44,061
5.830% due 01/21/2031 «	105,450	105,477
5.860% due 01/21/2031 «	65,104	65,101
5.940% due 01/21/2031 «	69,065	69,104
6.160% due 08/20/2031 «	12,607	12,623

TCW CLO Ltd.
6.556% due 04/25/2031 •	1,429	1,428
6.922% due 01/16/2037 •	43,800	43,839

Terwin Mortgage Trust
5.784% due 07/25/2037 •	1,952	1,878

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	71

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.984% due 07/25/2037 •		$4,960	$4,263
6.064% due 04/25/2037 •		14,267	13,622
6.244% due 09/25/2036 •		9,946	4,252
6.419% due 07/25/2035 •		6,012	4,554
6.569% due 04/25/2036 •		974	966
6.644% due 04/25/2036 •		1,857	1,791
7.694% due 10/25/2038 •		1,011	994

Tesla Electric Vehicle Trust
5.380% due 06/20/2028		45,000	45,201
5.380% due 02/20/2029		15,000	15,118

Theorem Funding Trust
6.060% due 12/15/2028		21,561	21,502
7.580% due 04/15/2029		23,117	23,297

Tikehau CLO DAC
5.042% due 04/15/2032 •	EUR	1,300	1,405

Towd Point Mortgage Trust
5.848% due 01/25/2064 ~		$44,082	44,131
6.125% due 02/25/2064 ~		27,935	27,997

Trainer Wortham CBO Ltd.
6.189% due 01/04/2040 •		4,690	1,926

Tralee CLO Ltd.
6.769% due 01/20/2030 •		88,508	88,597

Trapeza CDO Ltd.
5.856% due 11/09/2042 •		12,674	11,914
5.881% due 04/06/2042 •		5,122	4,687
5.906% due 11/09/2042 •		14,000	11,900
5.911% due 01/27/2040 •		21,649	19,809
5.941% due 04/06/2042 •		8,300	6,748

Trestles CLO Ltd.
6.749% due 10/20/2034 •		25,800	25,853

Triaxx Prime CDO Ltd.
5.697% due 10/02/2039 •		5,843	36

Tricon American Homes
1.482% due 11/17/2039		16,870	14,863

Trinitas CLO Ltd.
6.679% due 07/20/2031 •		31,162	31,218
6.693% due 04/25/2033 •		97,600	97,943
6.699% due 01/20/2032 •		17,423	17,452

Tropic CDO Ltd.
5.866% due 07/15/2036 •		18,208	17,389
5.896% due 07/15/2036 •		28,962	27,370

Truman Capital Mortgage Loan Trust
5.704% due 03/25/2036 •		14	14

TruPS Financials Note Securitization Ltd.
6.734% due 03/30/2039 •		158,049	156,469

TSTAT Ltd.
6.918% due 07/20/2031 •		5,558	5,566

U.S. Capital Funding Ltd.
5.867% due 10/10/2040 •		27,348	25,160
5.867% due 07/10/2043 •		47,953	38,363

Upstart Pass-Through Trust
4.300% due 05/20/2030		5,783	5,637
7.900% due 10/20/2028		17,415	17,573

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Upstart Securitization Trust
1.310% due 11/20/2031	$290	$290

Upstart Structured Pass-Through Trust
4.250% due 06/17/2030	7,028	6,863

Venture CLO Ltd.
6.569% due 07/20/2030 •	1,006	1,008

Vibrant CLO Ltd.
7.224% due 06/20/2029 •	26,500	26,598

Voya CLO Ltd.
0.000% due 07/20/2032 •(c)	29,500	29,500
6.576% due 10/15/2030 •	846	846
6.658% due 10/17/2032 •	18,800	18,800

VStrong Auto Receivables Trust
5.790% due 08/16/2027	7,200	7,204

Wachovia Mortgage Loan Trust LLC
6.134% due 10/25/2035 •	2,958	2,618

WaMu Asset-Backed Certificates WaMu Trust
5.554% due 04/25/2037 «•	43	16
5.594% due 01/25/2037 •	31,036	25,944
5.614% due 07/25/2047 •	11,798	7,021
5.669% due 05/25/2037 •	29,608	27,440
5.684% due 05/25/2037 •	18,622	16,386
5.694% due 05/25/2037 •	14,474	12,739

Washington Mutual Asset-Backed Certificates Trust
4.485% due 10/25/2036 •	12,328	4,415
5.744% due 05/25/2036 •	9,292	7,178
5.924% due 08/25/2036 •	8,296	5,107

Wellfleet CLO Ltd.
6.749% due 07/20/2032 •	22,905	22,952
6.776% due 07/15/2034 •	10,000	10,019

Wells Fargo Home Equity Asset-Backed Securities Trust
5.734% due 07/25/2036 •	3,826	3,770
5.764% due 07/25/2036 •	6,795	6,527
5.864% due 03/25/2037 •	613	604
5.904% due 04/25/2037 •	8,024	7,773
5.954% due 05/25/2036 •	4,000	3,927
5.999% due 05/25/2036 •	1,340	1,252
6.044% due 04/25/2037 •	5,000	3,519
7.169% due 11/25/2035 •	430	426
7.994% due 11/25/2035 •	12,883	12,011

Westlake Automobile Receivables Trust
0.000% due 03/15/2027 •	18,700	18,704
5.440% due 05/17/2027	13,800	13,796
5.620% due 03/15/2027	46,600	46,593

Total Asset-Backed Securities (Cost $28,415,982)		26,881,264

72	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2024

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 5.9%

Argentina Government International Bond
0.750% due 07/09/2030 þ		$515,494	$265,470
1.000% due 07/09/2029		36,438	19,517
3.500% due 07/09/2041 þ		383,591	155,163
3.625% due 07/09/2035 þ		550,755	229,446
3.625% due 07/09/2046 þ		15,639	7,061
4.250% due 01/09/2038 þ		113,563	52,864
15.500% due 10/17/2026	ARS	11,682	6

Argentina Treasury Bond BONCER
0.000% due 06/30/2025 (h)		9,189,985	12,766
4.000% due 10/14/2024		19,129,858	22,070

Brazil Letras do Tesouro Nacional
0.000% due 04/01/2024 (h)	BRL	194,411	38,747
0.000% due 07/01/2024 (h)		5,605,200	1,091,276
0.000% due 10/01/2024 (h)		6,478,880	1,231,079

Israel Government International Bond
3.800% due 05/13/2060		$115,235	79,762
5.375% due 03/12/2029		200,000	200,609
5.500% due 03/12/2034		196,700	195,097
5.750% due 03/12/2054		132,100	126,712

Mexico Government International Bond
2.750% due 11/27/2031 (i)	MXN	10,251,968	531,515
3.000% due 12/03/2026 (i)		2,970,534	165,908
4.000% due 11/30/2028 (i)		4,714,682	270,780
4.000% due 08/24/2034 (i)		390,979	21,804
7.500% due 06/03/2027		2,418,500	137,766
7.750% due 05/29/2031		452,600	25,116
8.500% due 03/01/2029		2,784,100	162,310
8.500% due 05/31/2029		1,776,200	103,648

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Peru Government International Bond
5.350% due 08/12/2040	PEN	4,500	$976
5.400% due 08/12/2034		13,380	3,099
5.940% due 02/12/2029		878	235
6.150% due 08/12/2032		4,968	1,256
6.900% due 08/12/2037		8,414	2,158
6.950% due 08/12/2031		3,371	910

Poland Government International Bond
5.125% due 09/18/2034		$66,000	66,037
5.500% due 03/18/2054		33,000	32,905

Provincia de Buenos Aires
106.588% due 04/12/2025	ARS	44,802	42

Republic of Greece Government International Bond
2.000% due 04/22/2027	EUR	29,093	30,795
3.900% due 01/30/2033		46,724	52,964
4.000% due 01/30/2037		78,168	87,714
4.200% due 01/30/2042		33,323	37,989

Romania Government International Bond
1.750% due 07/13/2030		82,700	73,345
2.000% due 04/14/2033		23,900	19,849
2.125% due 03/07/2028		6,200	6,157
2.750% due 04/14/2041		59,800	44,209
2.875% due 04/13/2042		64,700	47,869
3.750% due 02/07/2034		25,720	24,420
5.375% due 03/22/2031		80,200	87,079
5.500% due 09/18/2028		49,000	54,576
5.625% due 02/22/2036		32,350	34,846
6.375% due 09/18/2033		50,400	58,269

Russia Government International Bond
4.250% due 06/23/2027		$188,400	141,300
4.375% due 03/21/2029		200	142
4.750% due 05/27/2026		164,200	135,465
5.100% due 03/28/2035		5,600	3,808
5.250% due 06/23/2047		560,200	315,112
5.625% due 04/04/2042		405,400	269,776
5.875% due 09/16/2043		124,400	83,320
7.500% due 03/31/2030		2,541	1,828

South Africa Government International Bond
10.500% due 12/21/2026	ZAR	16,009,400	869,385

State Agency of Roads of Ukraine
6.250% due 06/24/2030		$8,918	2,616

Turkey Government International Bond
4.250% due 03/13/2025		292,100	288,475
5.250% due 03/13/2030		258,921	234,704
6.125% due 10/24/2028		76,500	74,874
7.625% due 04/26/2029		253,315	258,839

Ukraine Government International Bond
4.375% due 01/27/2032	EUR	27,571	8,039

Venezuela Government International Bond
7.000% due 03/31/2038 ^(e)		$8,428	1,274
7.650% due 04/21/2025 ^(e)		40,703	6,082

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	73

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.250% due 10/13/2024 ^(e)	$53,077	$7,855
9.250% due 09/15/2027 ^(e)	60,703	10,977
9.250% due 05/07/2028 ^(e)	75,546	12,578
11.750% due 10/21/2026 ^(e)	6,260	1,161
11.950% due 08/05/2031 ^(e)	64,700	11,379

Total Sovereign Issues (Cost $8,753,086)		8,653,180

	SHARES
COMMON STOCKS 0.1%

CONSUMER DISCRETIONARY 0.0%

Serta Simmons Bedding, Inc. Serta Simmons Bedding LLC «(f)(l)	1,460	18

ENERGY 0.0%

Constellation Oil ‘B’ «(f)(l)	2,442,967	265

FINANCIALS 0.1%

ADLER Group SA «(f)	21,107	4

Intelsat Emergence SA «(l)	7,981,591	218,810

UBS Group AG	245,819	7,561

		226,375

HEALTH CARE 0.0%

NVHL SA ‘A’ «(f)(l)	8,220	5

NVHL SA ‘B’ «(f)(l)	8,220	5

NVHL SA ‘C’ «(f)(l)	8,220	5

NVHL SA ‘D’ «(f)(l)	8,220	5

NVHL SA ‘E’ «(f)(l)	8,220	4

NVHL SA ‘F’ «(f)(l)	8,220	4

NVHL SA ‘G’ «(f)(l)	8,220	4

NVHL SA ‘H’ «(f)(l)	8,220	4

NVHL SA ‘I’ «(f)(l)	8,220	4

NVHL SA ‘J’ «(f)(l)	8,220	4

		44

INDUSTRIALS 0.0%

Drillco Holding Lux SA «(f)(l)	39,510	954

Forsea Holding SA «(f)	230,111	5,551

	SHARES	MARKET VALUE (000S)

SSB Manufacturing Co., Inc. «(f)(l)	1,460	$18

Voyager Aviation Holdings LLC «(f)	5,549	0

Westmoreland Mining Holdings «(f)(l)	143,733	431

Westmoreland Mining LLC «(f)(l)	144,999	381

		7,335

REAL ESTATE 0.0%

Sunac Services Holdings Ltd.	5,203,021	1,237

Total Common Stocks (Cost $679,754)		235,274

WARRANTS 0.0%

ENERGY 0.0%

Constellation Oil ‘D’ - Exp. 06/10/2071 «(l)	3	0

FINANCIALS 0.0%

Intelsat Emergence SA - Exp. 02/17/2027 «	183,119	371

Total Warrants (Cost $38,404)		371

PREFERRED SECURITIES 0.5%

BANKING & FINANCE 0.5%

AGFC Capital Trust
7.326% (US0003M + 1.750%) due 01/15/2067 ~	105,720,000	61,013

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(j)	5,245,000	4,799

Encina Private Credit LLC «	24,670	0

Farm Credit Bank of Texas
9.601% (US0003M + 4.010%) due 06/15/2024 ~(j)	87,500	8,750

Nationwide Building Society
10.250% ~	1,174,221	201,030

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(j)	381,436,200	436,619

		712,211

74	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2024

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.0%

Voyager Aviation Holdings LLC
9.500% «	33,294	$0

Total Preferred Securities (Cost $843,999)		712,211

REAL ESTATE INVESTMENT TRUSTS 0.2%

REAL ESTATE 0.2%

Uniti Group, Inc.	1,130,016	6,667

VICI Properties, Inc.	11,625,222	346,315

Total Real Estate Investment Trusts (Cost $157,723)		352,982

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 1.6%

COMMERCIAL PAPER 1.5%

Alimentation Couche-Tard, Inc.
5.540% due 04/12/2024	$32,900	32,824
5.540% due 04/17/2024	20,200	20,138
5.540% due 04/25/2024	13,800	13,740
5.560% due 04/04/2024	15,400	15,384
5.560% due 04/05/2024	7,000	6,991
5.560% due 04/11/2024	11,400	11,376
5.560% due 04/16/2024	47,400	47,261

Amcor Flexibles North America, Inc.
5.520% due 04/10/2024	5,000	4,990
5.520% due 04/15/2024	22,200	22,138

American Electric Power Co., Inc.
5.500% due 04/02/2024	26,100	26,080
5.550% due 04/08/2024	10,350	10,333
5.560% due 04/22/2024	47,700	47,517
5.560% due 05/15/2024	26,100	25,906
5.580% due 05/01/2024	32,300	32,130
5.590% due 06/11/2024	39,300	38,842

Arrow Electronics, Inc.
5.750% due 04/04/2024	12,000	11,987

AT&T, Inc.
5.520% due 04/18/2024	143,400	142,952
5.520% due 04/19/2024	23,200	23,124

Avangrid, Inc.
5.500% due 04/03/2024	5,200	5,195

Bacardi Martini BV
5.700% due 04/18/2024	6,400	6,378
5.800% due 04/18/2024	6,400	6,378
5.900% due 04/17/2024	19,500	19,437

Campbell Soup Co.
5.630% due 04/03/2024	23,000	22,978
5.700% due 05/01/2024	13,500	13,427
5.700% due 05/06/2024	3,400	3,379

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Constellation Energy Generation LLC
5.500% due 04/02/2024	$40,000	$39,967

CRH America Finance, Inc.
5.480% due 04/05/2024	9,100	9,089

Crown Castle, Inc.
5.800% due 04/16/2024	8,200	8,175
5.810% due 04/09/2024	9,300	9,282
5.820% due 04/02/2024	6,800	6,795
5.830% due 04/09/2024	11,400	11,378
5.830% due 04/16/2024	23,900	23,827
5.830% due 04/18/2024	11,700	11,661
5.830% due 04/30/2024	28,300	28,149
5.850% due 05/02/2024	87,400	86,905

CVS Health Corp.
5.570% due 04/01/2024	25,100	25,085
5.600% due 04/01/2024	88,500	88,447

Dominion Energy, Inc.
5.580% due 04/22/2024	26,650	26,548
5.580% due 05/13/2024	13,200	13,107
5.600% due 04/16/2024	10,200	10,171
5.600% due 04/23/2024	67,800	67,531
5.600% due 04/29/2024	20,200	20,101

Duke Energy Corp.
5.500% due 05/02/2024	15,600	15,516
5.500% due 05/06/2024	18,700	18,587
5.500% due 05/07/2024	20,100	19,976

Enbridge U.S., Inc.
5.520% due 04/04/2024	27,050	27,021
5.520% due 04/05/2024	27,050	27,017
5.530% due 04/15/2024	37,600	37,495

Entergy Corp.
5.530% due 04/26/2024	16,800	16,725
5.570% due 06/03/2024	5,950	5,889
5.600% due 05/21/2024	11,100	11,008
5.600% due 07/02/2024	13,800	13,600

Equifax, Inc.
5.500% due 04/08/2024	13,200	13,178

Eversource Energy
5.570% due 04/03/2024	16,600	16,585
5.600% due 04/03/2024	6,500	6,494
5.600% due 04/04/2024	13,300	13,286
5.600% due 04/12/2024	13,400	13,370
5.620% due 04/01/2024	34,400	34,379
5.620% due 04/05/2024	12,300	12,285
5.630% due 04/15/2024	23,800	23,735
5.630% due 04/16/2024	7,500	7,479
5.630% due 04/17/2024	18,600	18,544
5.630% due 04/23/2024	18,600	18,527

Intercontinental Exchange, Inc.
5.520% due 04/01/2024	2,900	2,898
5.520% due 04/10/2024	4,400	4,391
5.520% due 04/11/2024	4,700	4,690
5.520% due 04/17/2024	15,100	15,053
5.520% due 04/18/2024	2,100	2,093

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	75

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.540% due 04/24/2024	$11,100	$11,053
5.550% due 04/23/2024	3,000	2,988
5.550% due 05/03/2024	4,100	4,077

Keurig Dr Pepper, Inc.
5.480% due 04/04/2024	31,200	31,167
5.520% due 04/17/2024	88,900	88,630
5.530% due 04/22/2024	11,100	11,058
5.550% due 04/22/2024	53,700	53,495

L3Harris Technologies, Inc.
5.520% due 04/15/2024	17,600	17,552
5.520% due 04/17/2024	11,300	11,266
5.520% due 04/18/2024	6,900	6,878
5.600% due 04/01/2024	15,500	15,491
5.650% due 04/08/2024	11,350	11,331
5.650% due 04/10/2024	11,350	11,328
5.650% due 04/11/2024	6,800	6,786

Microchip Technology, Inc.
5.510% due 04/30/2024	30,500	30,344
5.570% due 04/19/2024	8,700	8,670

National Grid North America, Inc.
5.520% due 04/15/2024	11,200	11,169
5.520% due 04/18/2024	27,050	26,963
5.520% due 04/26/2024	27,050	26,929

NextEra Energy Capital Holdings, Inc.
5.570% due 04/24/2024	11,300	11,253
5.570% due 04/25/2024	24,800	24,693
5.570% due 04/26/2024	9,600	9,557
5.600% due 05/06/2024	11,900	11,828
5.600% due 05/07/2024	17,900	17,789
5.600% due 05/08/2024	17,900	17,787

Penske Truck Leasing Co. LP
5.500% due 04/03/2024	4,500	4,496
5.500% due 04/04/2024	7,100	7,092
5.500% due 04/09/2024	10,100	10,081
5.500% due 04/12/2024	11,900	11,872
5.550% due 04/26/2024	13,200	13,140
5.550% due 05/17/2024	15,000	14,882
5.580% due 04/11/2024	7,000	6,985

Phillips 66
5.550% due 04/02/2024	31,300	31,276
5.550% due 04/04/2024	31,300	31,267

Rogers Communications, Inc.
5.640% due 04/11/2024	18,000	17,962

Southern California Edison Co.
5.530% due 04/11/2024	25,900	25,843

Southern Co.
5.550% due 04/22/2024	6,800	6,774
5.550% due 04/23/2024	20,400	20,319
5.550% due 04/24/2024	12,550	12,498

VW Credit, Inc.
5.550% due 04/18/2024	40,100	39,971
5.550% due 04/23/2024	9,900	9,860
5.550% due 04/25/2024	13,400	13,342

		2,254,666

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS (m) 0.0%
			$17,295

SHORT-TERM NOTES 0.0%

Argentina Treasury Bond BONCER
3.750% due 05/20/2024	ARS	20,208,446	21,021

U.S. TREASURY BILLS 0.1%
5.371% due 04/11/2024 - 06/20/2024 (g)(h)(o)(q)		$86,366	85,803

Total Short-Term Instruments (Cost $2,380,215)			2,378,785

Total Investments in Securities (Cost $225,720,648)			215,119,891

		SHARES
INVESTMENTS IN AFFILIATES 5.6%

COMMON STOCKS 0.5%

AFFILIATED INVESTMENTS 0.5%

COMMUNICATION SERVICES 0.1%

Clear Channel Outdoor Holdings, Inc. (f)		50,862,666	83,923

iHeartMedia, Inc. ‘A’ (f)		9,028,024	18,869

iHeartMedia, Inc. ‘B’ «(f)		12,214,441	22,975

			125,767

HEALTH CARE 0.2%

Amsurg Equity «(f)(l)		5,968,052	295,175

INDUSTRIALS 0.1%

Neiman Marcus Group Ltd. LLC «(f)(l)		919,864	134,616

Sierra Hamilton Holder LLC «(f)(l)		15,369,768	2

			134,618

UTILITIES 0.1%

Windstream Units « (f)		5,118,377	161,623

Total Common Stocks (Cost $998,322)			717,183

76	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2024

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 5.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.1%

PIMCO Short-Term Floating NAV Portfolio III	772,480,492	$7,513,918

Total Short-Term Instruments (Cost $7,510,360)		7,513,918

Total Investments in Affiliates (Cost $8,508,682)		8,231,101

MARKET VALUE (000S)
Total Investments 151.1% (Cost $234,229,330)	$223,350,992

Financial Derivative Instruments (n)(p) 0.2% (Cost or Premiums, net $1,389,564)	222,980

Other Assets and Liabilities, net (51.3)%	(75,795,918)

Net Assets 100.0%	$147,778,054

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	Principal only security.

(c)	When-issued security.

(d)	Payment in-kind security.

(e)	Security is not accruing income as of the date of this report.

(f)	Security did not produce income within the last twelve months.

(g)	Coupon represents a weighted average yield to maturity.

(h)	Zero coupon security.

(i)	Principal amount of security is adjusted for inflation.

(j)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(k)	Contingent convertible security.

(l) RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Amsurg Equity	11/02/2023 - 11/06/2023	$249,375	$295,175	0.20%
Constellation Oil ‘B’	06/10/2022	265	265	0.00
Constellation Oil ‘D’ - Exp. 06/10/2071	06/10/2022	0	0	0.00

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	77

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Drillco Holding Lux SA	06/08/2023	$790	$954	0.00%
GHH Holdings Ltd. 7.145% due 12/04/2024	10/10/2018	97,495	91,926	0.06
Intelsat Emergence SA	06/19/2017 - 02/23/2024	612,233	218,810	0.15
NVHL SA ‘A’	03/09/2012	0	5	0.00
NVHL SA ‘B’	03/09/2012	0	5	0.00
NVHL SA ‘C’	03/09/2012	0	5	0.00
NVHL SA ‘D’	03/09/2012	0	5	0.00
NVHL SA ‘E’	03/09/2012	0	4	0.00
NVHL SA ‘F’	03/09/2012	0	4	0.00
NVHL SA ‘G’	03/09/2012	0	4	0.00
NVHL SA ‘H’	03/09/2012	0	4	0.00
NVHL SA ‘I’	03/09/2012	0	4	0.00
NVHL SA ‘J’	03/09/2012	0	4	0.00
National Football League 5.480% due 10/05/2028	03/14/2024	76,800	76,800	0.05
Neiman Marcus Group Ltd. LLC	09/25/2020	29,624	134,616	0.09
Project Luminous 8.325% due 12/15/2024	09/20/2023	70,978	71,589	0.05
Ripon Investments Financing Ltd. 0.000% due 02/28/2025	01/11/2023	2,470	2,567	0.00
SSB Manufacturing Co., Inc.	06/29/2023	2,432	18	0.00
Serta Simmons Bedding, Inc. Serta Simmons Bedding LLC	06/29/2023	2,432	18	0.00
Sierra Hamilton Holder LLC	07/31/2017	3,896	2	0.00
Westmoreland Mining Holdings	12/08/2014 - 03/26/2019	4,033	431	0.00
Westmoreland Mining LLC	06/30/2023	961	381	0.00

		$1,153,784	$893,596	0.60%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(m) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.600%	03/28/2024	04/01/2024	$17,295	U.S. Treasury Notes 5.000% due 09/30/2025	$(17,641)	$17,295	$17,300

Total Repurchase Agreements						$(17,641)	$17,295	$17,300

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(2)
U.S. Government Agencies (0.6)%
Uniform Mortgage-Backed Security	4.000%	12/01/2052	$7,999	$(7,444)	$(7,437)
Uniform Mortgage-Backed Security	4.000	05/01/2053	2,000	(1,861)	(1,861)
Uniform Mortgage-Backed Security, TBA	1.500	04/01/2054	32,175	(23,962)	(24,229)
Uniform Mortgage-Backed Security, TBA	2.000	04/01/2039	300	(265)	(266)
Uniform Mortgage-Backed Security, TBA	2.000	05/01/2054	23,700	(18,654)	(18,784)
Uniform Mortgage-Backed Security, TBA	2.500	04/01/2054	96,009	(79,466)	(79,370)
Uniform Mortgage-Backed Security, TBA	2.500	05/01/2054	114,141	(94,649)	(94,485)
Uniform Mortgage-Backed Security, TBA	4.000	04/01/2039	102,300	(99,203)	(99,092)
Uniform Mortgage-Backed Security, TBA	7.000	04/01/2054	531,900	(547,524)	(548,318)

Total Short Sales (0.6)%				$(873,028)	$(873,842)

78	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2024

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2024:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
FICC	$17,300	$0	$0	$0	$17,300	$(17,641)	$(341)
Master Securities Forward Transaction Agreement
MSC	0	0	0	(9,298)	(9,298)	0	(9,298)

Total Borrowings and Other Financing Transactions	$17,300	$0	$0	$(9,298)

(1)	Includes accrued interest.
(2)	Payable for short sales includes $(33) of deferred price drop.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(6,938) at a weighted average interest rate of 0.459%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(n) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May Futures	$108.500	04/26/2024	1,086	$1,086	$(372)	$(108)
Put - CBOT U.S. Treasury 10-Year Note May Futures	109.000	04/26/2024	1,863	1,863	(542)	(279)
Call - CBOT U.S. Treasury 10-Year Note May Futures	111.500	04/26/2024	1,086	1,086	(389)	(412)
Call - CBOT U.S. Treasury 10-Year Note May Futures	113.000	04/26/2024	1,863	1,863	(1,025)	(188)

Total Written Options					$(2,328)	$(987)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund June Futures	06/2024	1,560	$224,479	$2,508	$1,060	$0
U.S. Treasury 2-Year Note June Futures	06/2024	1,343	274,623	(344)	0	(273)
U.S. Treasury 5-Year Note June Futures	06/2024	668	71,486	225	0	(78)
U.S. Treasury 10-Year Note June Futures	06/2024	1,030	114,121	727	0	(80)
U.S. Treasury 10-Year Ultra Long-Term Bond June Futures	06/2024	14,613	1,674,787	15,498	229	0

				$18,614	$1,289	$(431)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	79

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month SOFR Active Contract December Futures	03/2025	2,457	$(586,179)	$14,297	$338	$0
3-Month SOFR Active Contract December Futures	03/2026	2,667	(641,714)	10,668	300	0
3-Month SOFR Active Contract June Futures	09/2024	3,094	(733,781)	21,097	155	0
3-Month SOFR Active Contract June Futures	09/2025	2,494	(598,155)	11,830	374	0
3-Month SOFR Active Contract March Futures	06/2024	4,111	(972,997)	28,610	25	0
3-Month SOFR Active Contract March Futures	06/2025	2,245	(537,116)	11,853	337	0
3-Month SOFR Active Contract March Futures	06/2026	2,497	(601,309)	9,337	218	0
3-Month SOFR Active Contract September Futures	12/2024	2,869	(682,356)	18,304	323	0
3-Month SOFR Active Contract September Futures	12/2025	2,038	(489,731)	8,758	280	0
Australia Government 10-Year Bond June Futures	06/2024	11,965	(908,941)	(850)	0	(4,540)
U.S. Treasury Long-Term Bond June Futures	06/2024	20,622	(2,483,662)	(44,171)	0	(5,156)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2024	15,493	(1,998,597)	(34,562)	0	(7,262)

				$55,171	$2,350	$(16,958)

Total Futures Contracts				$73,785	$3,639	$(17,389)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Sprint Communications, Inc.	(5.000)%	Quarterly	06/20/2024	0.185%	$2,200	$(303)	$275	$(28)	$0	$(1)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Airbus Finance BV	1.000%	Quarterly	06/20/2028	0.274%	EUR	25,700	$167	$644	$811	$14	$0
AT&T, Inc.	1.000	Quarterly	12/20/2025	0.438	$	2,400	31	(8)	23	0	0
AT&T, Inc.	1.000	Quarterly	06/20/2026	0.473		5,700	88	(23)	65	1	0
AT&T, Inc.	1.000	Quarterly	06/20/2028	0.595		23,900	(48)	424	376	10	0
Boeing Co.	1.000	Quarterly	12/20/2024	0.343		27,630	168	(27)	141	6	0
Ford Motor Co.	5.000	Quarterly	12/20/2024	0.237		24,300	2,324	(1,448)	876	10	0
Ford Motor Co.	5.000	Quarterly	06/20/2026	0.538		6,700	744	(100)	644	3	0
Ford Motor Co.	5.000	Quarterly	12/20/2026	0.718		8,800	1,089	(109)	980	0	(3)
Ford Motor Co.	5.000	Quarterly	06/20/2027	0.841		16,700	1,581	522	2,103	8	0
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2024	0.225		20,100	1,011	(757)	254	9	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2024	0.256		31,300	2,064	(939)	1,125	14	0
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2025	0.284		59,800	4,589	(1,106)	3,483	32	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2025	0.473		20,000	903	639	1,542	0	(6)
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2026	0.576		21,300	2,083	(53)	2,030	10	0

80	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2024

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Ford Motor Credit Co. LLC	5.000%	Quarterly	12/20/2026	0.751%	$	13,400	$1,508	$(30)	$1,478	$0	$(2)
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2027	0.871		47,500	4,865	1,064	5,929	33	0
General Electric Co.	1.000	Quarterly	06/20/2026	0.170		44,800	471	336	807	0	(1)
General Electric Co.	1.000	Quarterly	12/20/2026	0.204		8,900	99	86	185	0	(1)
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	0.266	EUR	6,400	(461)	525	64	2	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	0.317		34,900	(3,725)	4,174	449	3	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2026	0.344		55,200	(1,884)	2,750	866	24	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2026	0.409		244,400	(10,378)	14,580	4,202	64	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2027	0.453		28,700	(2,120)	2,656	536	26	0
Verizon Communications, Inc.	1.000	Quarterly	06/20/2026	0.400	$	13,300	302	(131)	171	1	0
Verizon Communications, Inc.	1.000	Quarterly	12/20/2026	0.439		62,700	1,390	(484)	906	0	(9)
Verizon Communications, Inc.	1.000	Quarterly	06/20/2027	0.466		6,600	0	106	106	0	0
Verizon Communications, Inc.	1.000	Quarterly	06/20/2028	0.518		51,600	(104)	1,035	931	0	(10)
Verizon Communications, Inc.	1.000	Quarterly	12/20/2028	0.567		10,000	(46)	225	179	0	(3)

							$6,711	$24,551	$31,262	$270	$(35)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.IG-35 5-Year Index	(1.000)%	Quarterly	12/20/2025	$205,800	$(1,977)	$(1,028)	$(3,005)	$0	$(16)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.EM-31 5-Year Index	1.000%	Quarterly	06/20/2024	$187,179	$(466)	$865	$399	$29	$0
CDX.EM-32 5-Year Index	1.000	Quarterly	12/20/2024	73,015	(348)	730	382	0	(2)
CDX.EM-34 5-Year Index	1.000	Quarterly	12/20/2025	217,028	(25,440)	23,145	(2,295)	179	0
CDX.EM-35 5-Year Index	1.000	Quarterly	06/20/2026	1,472	(48)	45	(3)	0	0
CDX.EM-36 5-Year Index	1.000	Quarterly	12/20/2026	1,050,548	(42,180)	36,747	(5,433)	88	0
CDX.EM-37 5-Year Index	1.000	Quarterly	06/20/2027	18,081	(1,487)	1,312	(175)	8	0
CDX.EM-38 5-Year Index	1.000	Quarterly	12/20/2027	103,850	(8,556)	7,212	(1,344)	37	0
CDX.EM-39 5-Year Index	1.000	Quarterly	06/20/2028	69,500	(4,888)	3,688	(1,200)	0	(12)
CDX.EM-40 5-Year Index	1.000	Quarterly	12/20/2028	714,500	(38,281)	21,178	(17,103)	0	(43)
CDX.HY-34 5-Year Index	5.000	Quarterly	06/20/2025	8,010	739	(357)	382	1	0
CDX.HY-35 5-Year Index	5.000	Quarterly	12/20/2025	12,843	1,229	(436)	793	1	0
CDX.HY-36 5-Year Index	5.000	Quarterly	06/20/2026	721,292	17,436	33,891	51,327	0	(48)
CDX.HY-37 5-Year Index	5.000	Quarterly	12/20/2026	296,044	7,184	16,344	23,528	46	0
CDX.HY-38 5-Year Index	5.000	Quarterly	06/20/2027	56,580	85	4,395	4,480	9	0
CDX.HY-39 5-Year Index	5.000	Quarterly	12/20/2027	52,587	(635)	4,605	3,970	12	0
CDX.HY-40 5-Year Index	5.000	Quarterly	06/20/2028	26,829	0	2,036	2,036	9	0
CDX.HY-41 5-Year Index	5.000	Quarterly	12/20/2028	3,407,580	25,255	231,292	256,547	934	0
CDX.HY-42 5-Year Index	5.000	Quarterly	06/20/2029	885,700	62,893	2,426	65,319	175	(73)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	81

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.IG-37 5-Year Index	1.000%	Quarterly	12/20/2026	$2,800	$62	$(8)	$54	$0	$0
CDX.IG-38 5-Year Index	1.000	Quarterly	06/20/2027	14,660	7	307	314	1	0
CDX.IG-39 5-Year Index	1.000	Quarterly	12/20/2027	4,400	(1)	98	97	0	0
CDX.IG-40 5-Year Index	1.000	Quarterly	06/20/2028	20,100	162	306	468	2	0
CDX.IG-41 5-Year Index	1.000	Quarterly	12/20/2028	1,749,600	20,873	19,649	40,522	144	0
CDX.IG-42 5-Year Index	1.000	Quarterly	06/20/2029	3,799,600	85,052	2,043	87,095	322	0

					$98,647	$411,513	$510,160	$1,997	$(178)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(6)	1-Day GBP-SONIO Compounded-OIS	4.000%	Annual	09/18/2029	GBP	3,951,770	$73,682	$11,074	$84,756	$8,591	$0
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2032		556,500	47,553	114,537	162,090	0	(1,840)
Pay	1-Day GBP-SONIO Compounded-OIS	4.320	Annual	10/20/2033		40,700	1,477	1,030	2,507	209	0
Receive	1-Day GBP-SONIO Compounded-OIS	3.700	Annual	03/28/2034		47,000	(200)	(35)	(235)	0	(235)
Receive(6)	1-Day GBP-SONIO Compounded-OIS	3.750	Annual	09/18/2034		275,800	(4,389)	(743)	(5,132)	0	(1,590)
Pay	1-Day GBP-SONIO Compounded-OIS	1.096	Annual	02/14/2052		62,400	(38,039)	2,505	(35,534)	422	0
Pay	1-Day GBP-SONIO Compounded-OIS	1.060	Annual	02/21/2052		29,900	(18,462)	1,224	(17,238)	201	0
Pay	1-Day GBP-SONIO Compounded-OIS	1.101	Annual	02/21/2052		29,900	(18,202)	1,232	(16,970)	202	0
Pay	1-Day GBP-SONIO Compounded-OIS	1.175	Annual	02/28/2052		59,900	(35,533)	2,553	(32,980)	412	0
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		500,150	888	336,745	337,633	0	(3,132)
Receive(6)	1-Day GBP-SONIO Compounded-OIS	3.750	Annual	09/18/2054		3,700	(76)	(23)	(99)	0	(42)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Semi-Annual	09/20/2026	JPY	155,370,000	(15,085)	25,186	10,101	122	0
Pay	1-Day JPY-MUTKCALM Compounded-OIS	0.176	Annual	04/27/2027		45,730,000	(2,247)	945	(1,302)	102	0
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.020	Semi-Annual	09/20/2028		275,310,000	853	43,531	44,384	0	(1,080)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.000	Semi-Annual	03/15/2029		1,037,000,000	10,945	177,854	188,799	0	(4,762)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.400	Annual	06/15/2032		93,523,200	560	13,414	13,974	0	(1,003)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.500	Annual	03/15/2042		45,656,000	44,542	(8,205)	36,337	0	(1,014)
Receive	1-Day JPY-MUTKCALM Compounded-OIS	0.711	Annual	04/27/2042		11,112,000	4,659	1,229	5,888	0	(255)
Pay	1-Day USD-SOFR Compounded-OIS	5.100	Annual	05/22/2024	$	41,629,910	(68,644)	(63,469)	(132,113)	0	(2,237)
Pay	1-Day USD-SOFR Compounded-OIS	5.400	Annual	06/06/2024		24,501,000	(4,570)	(641)	(5,211)	0	(813)
Pay	1-Day USD-SOFR Compounded-OIS	3.950	Annual	06/20/2024		921,100	(7,054)	(6,755)	(13,809)	0	(180)
Pay	1-Day USD-SOFR Compounded-OIS	4.040	Annual	06/20/2024		506,500	(3,639)	(3,492)	(7,131)	0	(94)
Pay	1-Day USD-SOFR Compounded-OIS	4.060	Annual	06/20/2024		2,025,700	(14,342)	(13,765)	(28,107)	0	(371)

82	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2024

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	4.140%	Annual	06/22/2024	$	1,151,000	$(7,765)	$(7,358)	$(15,123)	$0	$(195)
Pay	1-Day USD-SOFR Compounded-OIS	3.050	Annual	07/21/2024		781,600	(10,898)	(7,994)	(18,892)	0	(226)
Pay	1-Day USD-SOFR Compounded-OIS	3.052	Annual	07/24/2024		779,600	(10,931)	(7,849)	(18,780)	0	(226)
Pay	1-Day USD-SOFR Compounded-OIS	3.010	Annual	07/25/2024		1,196,400	(17,139)	(12,174)	(29,313)	0	(355)
Pay	1-Day USD-SOFR Compounded-OIS	2.765	Annual	07/27/2024		779,100	(12,524)	(8,605)	(21,129)	0	(257)
Pay	1-Day USD-SOFR Compounded-OIS	2.993	Annual	10/13/2024		170,100	(3,039)	(1,025)	(4,064)	0	(63)
Pay	1-Day USD-SOFR Compounded-OIS	2.920	Annual	10/17/2024		491,900	(9,118)	(2,903)	(12,021)	0	(186)
Pay	1-Day USD-SOFR Compounded-OIS	3.018	Annual	10/24/2024		159,700	(2,869)	(862)	(3,731)	0	(61)
Pay	1-Day USD-SOFR Compounded-OIS	3.140	Annual	10/25/2024		159,400	(2,701)	(826)	(3,527)	0	(59)
Pay	1-Day USD-SOFR Compounded-OIS	3.190	Annual	10/25/2024		159,400	(2,633)	(814)	(3,447)	0	(58)
Pay	1-Day USD-SOFR Compounded-OIS	3.225	Annual	10/25/2024		159,400	(2,584)	(807)	(3,391)	0	(57)
Pay	1-Day USD-SOFR Compounded-OIS	2.973	Annual	10/27/2024		159,500	(2,952)	(848)	(3,800)	0	(63)
Pay	1-Day USD-SOFR Compounded-OIS	2.841	Annual	10/31/2024		159,100	(1,090)	(2,891)	(3,981)	0	(66)
Receive	1-Day USD-SOFR Compounded-OIS	0.350	Semi-Annual	11/05/2024		820,000	8,238	22,882	31,120	598	0
Pay	1-Day USD-SOFR Compounded-OIS	3.088	Annual	11/07/2024		158,500	(1,149)	(2,411)	(3,560)	0	(65)
Pay	1-Day USD-SOFR Compounded-OIS	3.020	Annual	11/08/2024		242,700	(1,578)	(4,032)	(5,610)	0	(102)
Pay	1-Day USD-SOFR Compounded-OIS	2.910	Annual	11/14/2024		163,400	(1,085)	(2,853)	(3,938)	0	(71)
Pay	1-Day USD-SOFR Compounded-OIS	2.845	Annual	11/15/2024		239,800	(1,517)	(4,413)	(5,930)	0	(106)
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	11/21/2024		323,000	(1,171)	(3,876)	(5,047)	0	(112)
Pay	1-Day USD-SOFR Compounded-OIS	3.650	Annual	11/22/2024		323,000	(1,126)	(4,236)	(5,362)	0	(116)
Pay	1-Day USD-SOFR Compounded-OIS	3.650	Annual	12/05/2024		326,000	(1,011)	(4,324)	(5,335)	0	(125)
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/11/2024		325,000	(1,016)	(3,947)	(4,963)	0	(126)
Receive	1-Day USD-SOFR Compounded-OIS	0.600	Semi-Annual	12/14/2024		3,976,455	31,475	108,081	139,556	3,068	0
Receive	1-Day USD-SOFR Compounded-OIS	0.700	Semi-Annual	12/14/2024		10,241,100	370	348,882	349,252	7,788	0
Receive	1-Day USD-SOFR Compounded-OIS	0.800	Semi-Annual	12/14/2024		10,221,000	(6,944)	345,366	338,422	7,659	0
Receive	1-Day USD-SOFR Compounded-OIS	0.350	Semi-Annual	12/18/2024		1,460,000	6,082	48,298	54,380	1,191	0
Receive	1-Day USD-SOFR Compounded-OIS	2.450	Annual	12/20/2024		4,973,600	(348)	139,478	139,130	2,781	0
Receive	1-Day USD-SOFR Compounded-OIS	2.350	Annual	01/17/2025		2,485,600	266	70,080	70,346	1,550	0
Pay	1-Day USD-SOFR Compounded-OIS	4.500	Annual	05/22/2025		21,464,640	(60,961)	(219,337)	(280,298)	0	(13,534)
Pay	1-Day USD-SOFR Compounded-OIS	4.900	Annual	06/06/2025		12,635,250	308,274	(369,058)	(60,784)	0	(7,910)
Receive	1-Day USD-SOFR Compounded-OIS	1.600	Annual	01/16/2026		1,948,100	97,712	19,193	116,905	2,649	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	83

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-SOFR Compounded-OIS	2.300%	Annual	01/17/2026	$	1,401,600	$51,837	$13,551	$65,388	$1,817	$0
Pay(6)	1-Day USD-SOFR Compounded-OIS	4.000	Annual	06/20/2026		6,228,000	46,405	(87,956)	(41,551)	0	(9,428)
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	06/21/2026		233,830	3,897	4,429	8,326	327	0
Receive	1-Day USD-SOFR Compounded-OIS	4.000	Annual	12/20/2026		262,500	360	2,897	3,257	402	0
Pay	1-Day USD-SOFR Compounded-OIS	1.380	Semi-Annual	01/04/2027		415,700	(35,297)	(3,468)	(38,765)	0	(750)
Pay	1-Day USD-SOFR Compounded-OIS	1.570	Semi-Annual	01/11/2027		246,000	(19,628)	(1,889)	(21,517)	0	(555)
Pay	1-Day USD-SOFR Compounded-OIS	1.570	Semi-Annual	01/12/2027		152,500	(12,177)	(1,154)	(13,331)	0	(344)
Pay	1-Day USD-SOFR Compounded-OIS	1.425	Semi-Annual	01/18/2027		287,000	(24,222)	(1,950)	(26,172)	0	(653)
Pay	1-Day USD-SOFR Compounded-OIS	1.443	Semi-Annual	01/18/2027		69,300	(5,818)	(470)	(6,288)	0	(125)
Pay	1-Day USD-SOFR Compounded-OIS	1.418	Semi-Annual	01/20/2027		146,200	(12,381)	(924)	(13,305)	0	(333)
Pay	1-Day USD-SOFR Compounded-OIS	1.550	Semi-Annual	01/20/2027		956,100	(91,992)	8,533	(83,459)	0	(2,167)
Pay	1-Day USD-SOFR Compounded-OIS	1.600	Semi-Annual	02/15/2027		218,900	(17,689)	(840)	(18,529)	0	(501)
Pay	1-Day USD-SOFR Compounded-OIS	1.580	Semi-Annual	02/16/2027		301,850	(29,094)	3,408	(25,686)	0	(691)
Pay	1-Day USD-SOFR Compounded-OIS	1.928	Annual	03/25/2027		324,900	(20,928)	(373)	(21,301)	0	(577)
Pay	1-Day USD-SOFR Compounded-OIS	1.788	Annual	05/03/2027		230,500	(16,197)	(7,724)	(23,921)	0	(425)
Pay(6)	1-Day USD-SOFR Compounded-OIS	3.700	Annual	05/13/2027		4,602,700	6,299	(67,511)	(61,212)	0	(9,409)
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2027		1,353,910	60,426	117,147	177,573	3,327	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2027		1,141,300	83,500	33,884	117,384	2,529	0
Pay	1-Day USD-SOFR Compounded-OIS	2.250	Annual	06/17/2027		475,000	(21,295)	(18,434)	(39,729)	0	(933)
Pay	1-Day USD-SOFR Compounded-OIS	2.370	Annual	06/21/2027		326,200	(17,356)	(8,466)	(25,822)	0	(590)
Pay	1-Day USD-SOFR Compounded-OIS	2.605	Annual	06/28/2027		323,400	(10,029)	(12,591)	(22,620)	0	(579)
Pay	1-Day USD-SOFR Compounded-OIS	2.880	Annual	09/30/2027		832,600	(31,564)	(13,888)	(45,452)	0	(1,489)
Pay	1-Day USD-SOFR Compounded-OIS	2.900	Annual	10/04/2027		1,290,000	(24,936)	(44,143)	(69,079)	0	(2,306)
Receive	1-Day USD-SOFR Compounded-OIS	0.550	Semi-Annual	12/18/2027		467,500	(343)	62,111	61,768	929	0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2027		386,810	27,642	4,240	31,882	813	0
Pay	1-Day USD-SOFR Compounded-OIS	3.800	Annual	03/10/2028		197,000	(907)	(1,408)	(2,315)	0	(339)
Receive	1-Day USD-SOFR Compounded-OIS	3.638	Annual	05/31/2028		8,700	0	155	155	15	0
Receive	1-Day USD-SOFR Compounded-OIS	3.655	Annual	05/31/2028		17,500	0	300	300	30	0
Receive	1-Day USD-SOFR Compounded-OIS	3.807	Annual	05/31/2028		6,300	0	71	71	11	0
Pay(6)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2028		4,886,285	34,553	(74,832)	(40,279)	0	(7,209)
Receive(6)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2028		2,000	(7)	24	17	3	0

84	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2024

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-SOFR Compounded-OIS	3.250%	Annual	06/21/2028	$	1,844,111	$49,187	$40,120	$89,307	$3,232	$0
Pay	1-Day USD-SOFR Compounded-OIS	2.700	Annual	07/21/2028		165,400	(8,264)	(3,711)	(11,975)	0	(298)
Pay	1-Day USD-SOFR Compounded-OIS	2.675	Annual	07/24/2028		168,000	(8,579)	(3,752)	(12,331)	0	(303)
Pay	1-Day USD-SOFR Compounded-OIS	2.748	Annual	07/25/2028		253,100	(12,159)	(5,557)	(17,716)	0	(455)
Pay	1-Day USD-SOFR Compounded-OIS	2.468	Annual	07/27/2028		164,800	(9,863)	(3,786)	(13,649)	0	(300)
Pay	1-Day USD-SOFR Compounded-OIS	3.800	Annual	09/05/2028		291,300	(1,056)	(4,556)	(5,612)	0	(497)
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/20/2028		1,157,596	5,177	13,405	18,582	1,929	0
Pay	1-Day USD-SOFR Compounded-OIS	1.518	Semi-Annual	01/20/2029		86,750	(8,272)	(2,797)	(11,069)	0	(156)
Pay	1-Day USD-SOFR Compounded-OIS	1.630	Semi-Annual	01/20/2029		120,300	(13,896)	(847)	(14,743)	0	(215)
Pay	1-Day USD-SOFR Compounded-OIS	1.630	Semi-Annual	01/26/2029		144,450	(16,714)	(952)	(17,666)	0	(258)
Pay	1-Day USD-SOFR Compounded-OIS	3.940	Annual	02/22/2029		310,100	(744)	(558)	(1,302)	0	(503)
Pay	1-Day USD-SOFR Compounded-OIS	3.970	Annual	02/27/2029		105,000	(247)	(25)	(272)	0	(170)
Receive	1-Day USD-SOFR Compounded-OIS	4.250	Annual	03/20/2029		429,370	(13,903)	9,101	(4,802)	705	0
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2029		931,450	67,827	94,303	162,130	1,692	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2029		4,021,540	218,377	317,054	535,431	7,062	0
Receive(6)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		5,877,320	(55,396)	94,636	39,240	8,423	0
Pay(6)	1-Day USD-SOFR Compounded-OIS	3.500	Annual	07/12/2029		611,000	3,603	(13,802)	(10,199)	0	(925)
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2029		1,833,235	180,095	18,233	198,328	3,292	0
Receive	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2030		5,206,670	64,956	296,827	361,783	7,985	0
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	06/22/2030		335,900	(6,539)	(6,290)	(12,829)	0	(505)
Receive	1-Day USD-SOFR Compounded-OIS	0.650	Semi-Annual	07/15/2030		1,390,000	4,663	281,031	285,694	2,417	0
Receive	1-Day USD-SOFR Compounded-OIS	0.711	Semi-Annual	07/28/2030		129,300	25,490	529	26,019	223	0
Receive	1-Day USD-SOFR Compounded-OIS	0.678	Semi-Annual	07/29/2030		122,100	24,301	496	24,797	211	0
Receive	1-Day USD-SOFR Compounded-OIS	0.674	Semi-Annual	08/05/2030		119,100	23,799	364	24,163	204	0
Pay	1-Day USD-SOFR Compounded-OIS	3.800	Annual	08/22/2030		47,200	(103)	(681)	(784)	0	(68)
Receive	1-Day USD-SOFR Compounded-OIS	0.685	Semi-Annual	09/24/2030		150,000	30,405	(562)	29,843	250	0
Receive	1-Day USD-SOFR Compounded-OIS	0.725	Semi-Annual	09/25/2030		150,000	30,062	(548)	29,514	248	0
Receive	1-Day USD-SOFR Compounded-OIS	0.610	Semi-Annual	10/01/2030		150,000	31,144	909	32,053	249	0
Receive	1-Day USD-SOFR Compounded-OIS	3.545	Annual	10/31/2030		61,554	0	1,367	1,367	86	0
Receive	1-Day USD-SOFR Compounded-OIS	3.547	Annual	10/31/2030		152,700	0	3,380	3,380	212	0
Receive	1-Day USD-SOFR Compounded-OIS	3.550	Annual	10/31/2030		123,500	0	2,709	2,709	172	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	85

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-SOFR Compounded-OIS	3.572%	Annual	10/31/2030	$	120,900	$0	$2,496	$2,496	$168	$0
Receive	1-Day USD-SOFR Compounded-OIS	3.582	Annual	10/31/2030		219,000	0	4,402	4,402	304	0
Receive	1-Day USD-SOFR Compounded-OIS	3.595	Annual	10/31/2030		164,600	0	3,179	3,179	228	0
Receive	1-Day USD-SOFR Compounded-OIS	3.601	Annual	10/31/2030		287,200	0	5,450	5,450	398	0
Receive	1-Day USD-SOFR Compounded-OIS	3.602	Annual	10/31/2030		268,800	0	5,076	5,076	373	0
Receive	1-Day USD-SOFR Compounded-OIS	3.606	Annual	10/31/2030		123,000	0	2,295	2,295	171	0
Receive	1-Day USD-SOFR Compounded-OIS	3.623	Annual	10/31/2030		121,200	0	2,141	2,141	168	0
Receive	1-Day USD-SOFR Compounded-OIS	3.664	Annual	10/31/2030		79,200	0	1,212	1,212	110	0
Receive	1-Day USD-SOFR Compounded-OIS	3.677	Annual	10/31/2030		63,600	0	925	925	88	0
Receive	1-Day USD-SOFR Compounded-OIS	3.687	Annual	10/31/2030		102,100	0	1,424	1,424	141	0
Receive	1-Day USD-SOFR Compounded-OIS	3.689	Annual	10/31/2030		183,100	0	2,532	2,532	253	0
Receive	1-Day USD-SOFR Compounded-OIS	3.691	Annual	10/31/2030		127,100	0	1,743	1,743	176	0
Receive	1-Day USD-SOFR Compounded-OIS	3.721	Annual	10/31/2030		79,200	0	946	946	109	0
Receive	1-Day USD-SOFR Compounded-OIS	3.722	Annual	10/31/2030		79,700	0	949	949	110	0
Receive	1-Day USD-SOFR Compounded-OIS	3.727	Annual	10/31/2030		79,700	0	926	926	110	0
Receive	1-Day USD-SOFR Compounded-OIS	3.732	Annual	10/31/2030		50,200	0	569	569	69	0
Receive	1-Day USD-SOFR Compounded-OIS	3.735	Annual	10/31/2030		79,700	0	888	888	110	0
Receive	1-Day USD-SOFR Compounded-OIS	3.739	Annual	10/31/2030		79,400	0	866	866	110	0
Receive	1-Day USD-SOFR Compounded-OIS	3.749	Annual	10/31/2030		79,700	0	823	823	110	0
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Semi-Annual	12/16/2030		219,500	41,566	(1,041)	40,525	344	0
Receive	1-Day USD-SOFR Compounded-OIS	0.700	Semi-Annual	12/18/2030		757,500	27,070	126,806	153,876	1,166	0
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2030		3,023,360	59,184	28,677	87,861	4,161	0
Receive	1-Day USD-SOFR Compounded-OIS	4.250	Annual	03/20/2031		473,880	(21,722)	11,644	(10,078)	651	0
Pay(6)	1-Day USD-SOFR Compounded-OIS	3.550	Annual	05/13/2031		3,309,700	(279)	(60,583)	(60,862)	0	(3,831)
Receive	1-Day USD-SOFR Compounded-OIS	0.750	Semi-Annual	06/16/2031		243,400	11,752	39,853	51,605	349	0
Pay(6)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2031		6,260,230	69,407	(97,974)	(28,567)	0	(7,112)
Receive(6)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2031		3,041,910	(47,247)	61,639	14,392	3,333	0
Receive	1-Day USD-SOFR Compounded-OIS	1.370	Semi-Annual	07/19/2031		54,100	9,691	257	9,948	75	0
Receive	1-Day USD-SOFR Compounded-OIS	1.360	Semi-Annual	07/20/2031		178,300	32,057	781	32,838	246	0
Pay	1-Day USD-SOFR Compounded-OIS	1.735	Semi-Annual	01/12/2032		42,350	(378)	(6,777)	(7,155)	0	(53)
Pay	1-Day USD-SOFR Compounded-OIS	1.655	Semi-Annual	01/24/2032		144,550	(2,262)	(22,850)	(25,112)	0	(179)

86	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2024

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	1.650%	Annual	02/08/2032	$	182,700	$(27,818)	$(409)	$(28,227)	$0	$(243)
Pay	1-Day USD-SOFR Compounded-OIS	1.770	Annual	02/14/2032		127,720	(18,423)	(220)	(18,643)	0	(169)
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	02/18/2032		262,800	(29,548)	(9,430)	(38,978)	0	(318)
Pay	1-Day USD-SOFR Compounded-OIS	1.730	Annual	02/24/2032		172,450	(25,414)	(71)	(25,485)	0	(227)
Pay	1-Day USD-SOFR Compounded-OIS	1.872	Annual	04/06/2032		324,550	(45,166)	(10,365)	(55,531)	0	(430)
Receive	1-Day USD-SOFR Compounded-OIS	1.900	Semi-Annual	05/18/2032		5,143,500	(37,749)	830,811	793,062	6,548	0
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032		44,875	8,386	1,288	9,674	58	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		413,273	62,250	10,708	72,958	486	0
Pay(6)	1-Day USD-SOFR Compounded-OIS	3.500	Annual	07/12/2032		651,050	(535)	(12,390)	(12,925)	0	(584)
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2032		2,041,770	202,173	95,060	297,233	2,169	0
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	05/22/2033		7,665,070	44,609	287,433	332,042	7,398	0
Receive	1-Day USD-SOFR Compounded-OIS	3.700	Annual	06/06/2033		5,784,570	(285,193)	433,762	148,569	5,491	0
Pay	1-Day USD-SOFR Compounded-OIS	3.300	Annual	06/14/2033		340,200	(14,842)	(5,323)	(20,165)	0	(326)
Receive	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2033		1,192,605	80,322	20,130	100,452	1,146	0
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	06/21/2033		223,900	(6,237)	(3,169)	(9,406)	0	(212)
Pay	1-Day USD-SOFR Compounded-OIS	3.650	Annual	07/10/2033		117,200	(1,886)	(1,453)	(3,339)	0	(108)
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	07/12/2033		112,600	(914)	(1,332)	(2,246)	0	(104)
Pay	1-Day USD-SOFR Compounded-OIS	3.730	Annual	08/03/2033		59,500	(584)	(647)	(1,231)	0	(54)
Pay	1-Day USD-SOFR Compounded-OIS	3.735	Annual	08/07/2033		64,000	(604)	(680)	(1,284)	0	(58)
Pay	1-Day USD-SOFR Compounded-OIS	3.760	Annual	08/23/2033		188,900	(1,410)	(1,837)	(3,247)	0	(169)
Pay	1-Day USD-SOFR Compounded-OIS	3.800	Annual	08/30/2033		95,000	(404)	(877)	(1,281)	0	(84)
Pay	1-Day USD-SOFR Compounded-OIS	3.900	Annual	08/30/2033		239,500	911	(2,126)	(1,215)	0	(212)
Pay	1-Day USD-SOFR Compounded-OIS	3.950	Annual	09/13/2033		282,100	2,212	(2,275)	(63)	0	(247)
Pay	1-Day USD-SOFR Compounded-OIS	4.165	Annual	09/27/2033		222,000	5,616	(1,518)	4,098	0	(191)
Pay	1-Day USD-SOFR Compounded-OIS	4.155	Annual	10/02/2033		159,000	3,897	(1,059)	2,838	0	(136)
Pay	1-Day USD-SOFR Compounded-OIS	4.170	Annual	10/03/2033		157,500	4,054	(1,038)	3,016	0	(134)
Pay	1-Day USD-SOFR Compounded-OIS	4.030	Annual	10/04/2033		200,700	2,883	(1,387)	1,496	0	(172)
Pay	1-Day USD-SOFR Compounded-OIS	4.175	Annual	10/10/2033		93,700	2,454	(591)	1,863	0	(79)
Pay	1-Day USD-SOFR Compounded-OIS	4.150	Annual	10/12/2033		97,400	2,352	(612)	1,740	0	(83)
Pay	1-Day USD-SOFR Compounded-OIS	4.200	Annual	10/18/2033		78,200	2,210	(465)	1,745	0	(66)
Pay	1-Day USD-SOFR Compounded-OIS	4.220	Annual	10/20/2033		98,300	2,940	(573)	2,367	0	(83)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	87

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	4.230%	Annual	10/23/2033	$	49,200	$1,513	$(280)	$1,233	$0	$(41)
Pay	1-Day USD-SOFR Compounded-OIS	4.255	Annual	10/23/2033		49,200	1,613	(277)	1,336	0	(41)
Pay	1-Day USD-SOFR Compounded-OIS	4.393	Annual	10/25/2033		46,000	2,026	(244)	1,782	0	(38)
Pay	1-Day USD-SOFR Compounded-OIS	4.450	Annual	10/31/2033		56,700	(207)	2,689	2,482	0	(47)
Pay	1-Day USD-SOFR Compounded-OIS	4.435	Annual	11/01/2033		52,000	(212)	2,426	2,214	0	(43)
Pay	1-Day USD-SOFR Compounded-OIS	4.450	Annual	11/01/2033		100,800	(423)	4,840	4,417	0	(83)
Receive	1-Day USD-SOFR Compounded-OIS	4.250	Annual	11/22/2033		103,100	(469)	(2,419)	(2,888)	85	0
Receive	1-Day USD-SOFR Compounded-OIS	4.030	Annual	12/15/2033		103,200	(450)	(655)	(1,105)	84	0
Receive	1-Day USD-SOFR Compounded-OIS	3.950	Annual	12/19/2033		102,600	(431)	(4)	(435)	84	0
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033		890,960	(27,654)	(1,851)	(29,505)	0	(739)
Receive	1-Day USD-SOFR Compounded-OIS	3.842	Annual	12/26/2033		51,800	(220)	449	229	42	0
Receive	1-Day USD-SOFR Compounded-OIS	3.854	Annual	12/29/2033		105,100	(451)	796	345	86	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	01/02/2034		51,600	(223)	828	605	42	0
Receive	1-Day USD-SOFR Compounded-OIS	3.810	Annual	01/02/2034		51,600	(223)	571	348	42	0
Receive	1-Day USD-SOFR Compounded-OIS	3.684	Annual	01/03/2034		51,600	(236)	1,121	885	42	0
Receive	1-Day USD-SOFR Compounded-OIS	3.648	Annual	01/08/2034		103,600	(471)	2,538	2,067	84	0
Receive	1-Day USD-SOFR Compounded-OIS	3.670	Annual	01/08/2034		105,300	(495)	2,399	1,904	86	0
Receive	1-Day USD-SOFR Compounded-OIS	3.594	Annual	01/09/2034		105,000	0	2,555	2,555	86	0
Receive	1-Day USD-SOFR Compounded-OIS	3.600	Annual	01/17/2034		100,400	(459)	2,814	2,355	81	0
Pay	1-Day USD-SOFR Compounded-OIS	3.735	Annual	01/23/2034		52,100	(218)	(406)	(624)	0	(42)
Pay	1-Day USD-SOFR Compounded-OIS	3.738	Annual	01/23/2034		31,300	(131)	(236)	(367)	0	(25)
Pay	1-Day USD-SOFR Compounded-OIS	3.655	Annual	01/24/2034		52,000	(213)	(752)	(965)	0	(42)
Pay	1-Day USD-SOFR Compounded-OIS	3.665	Annual	01/24/2034		103,700	(420)	(1,419)	(1,839)	0	(83)
Pay	1-Day USD-SOFR Compounded-OIS	3.685	Annual	01/24/2034		104,100	(427)	(1,246)	(1,673)	0	(84)
Pay	1-Day USD-SOFR Compounded-OIS	3.620	Annual	01/31/2034		51,100	(221)	(858)	(1,079)	0	(41)
Pay	1-Day USD-SOFR Compounded-OIS	3.725	Annual	02/07/2034		51,000	(256)	(361)	(617)	0	(40)
Pay	1-Day USD-SOFR Compounded-OIS	3.783	Annual	02/07/2034		41,000	(206)	(93)	(299)	0	(32)
Pay	1-Day USD-SOFR Compounded-OIS	3.860	Annual	02/21/2034		207,200	(927)	867	(60)	0	(162)
Pay	1-Day USD-SOFR Compounded-OIS	3.650	Annual	03/05/2034		106,500	(453)	(1,361)	(1,814)	0	(83)
Pay	1-Day USD-SOFR Compounded-OIS	3.700	Annual	03/05/2034		53,400	(203)	(486)	(689)	0	(42)
Pay	1-Day USD-SOFR Compounded-OIS	3.710	Annual	03/05/2034		105,800	(394)	(884)	(1,278)	0	(82)

88	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2024

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-SOFR Compounded-OIS	0.900%	Semi-Annual	03/12/2050	$	1,085,000	$7,588	$540,530	$548,118	$0	$(1,436)
Receive	1-Day USD-SOFR Compounded-OIS	0.950	Semi-Annual	12/11/2050		1,343,300	5,165	667,959	673,124	0	(1,811)
Receive	1-Day USD-SOFR Compounded-OIS	1.150	Semi-Annual	03/30/2051		3,900	796	1,078	1,874	0	0
Receive	1-Day USD-SOFR Compounded-OIS	1.450	Semi-Annual	04/07/2051		66,100	9,153	19,121	28,274	0	(80)
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Semi-Annual	06/16/2051		3,516,800	591,029	1,009,303	1,600,332	0	(4,185)
Receive	1-Day USD-SOFR Compounded-OIS	1.785	Semi-Annual	08/12/2051		89,100	34,101	(1,108)	32,993	0	(125)
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Semi-Annual	06/15/2052		75,000	39,117	(1,329)	37,788	0	(108)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052		54,400	18,804	617	19,421	0	(80)
Receive	1-Day USD-SOFR Compounded-OIS	0.975	Semi-Annual	06/17/2052		97,800	41,087	8,578	49,665	0	(141)
Receive	1-Day USD-SOFR Compounded-OIS	1.025	Semi-Annual	06/22/2052		75,000	38,806	(1,403)	37,403	0	(108)
Receive	1-Day USD-SOFR Compounded-OIS	1.035	Semi-Annual	06/28/2052		48,500	5,217	18,728	23,945	0	(68)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	12/21/2052		724,700	175,733	70,400	246,133	0	(1,119)
Pay	1-Day USD-SOFR Compounded-OIS	3.080	Annual	02/23/2053		56,400	(6,615)	907	(5,708)	111	0
Pay	1-Day USD-SOFR Compounded-OIS	3.370	Annual	07/12/2053		77,700	(5,123)	306	(4,817)	163	0
Pay	1-Day USD-SOFR Compounded-OIS	2.550	Annual	07/21/2053		42,100	(8,856)	(85)	(8,941)	79	0
Pay	1-Day USD-SOFR Compounded-OIS	2.537	Annual	07/24/2053		41,900	(8,910)	(80)	(8,990)	78	0
Pay	1-Day USD-SOFR Compounded-OIS	2.508	Annual	07/25/2053		64,400	(14,023)	(132)	(14,155)	120	0
Pay	1-Day USD-SOFR Compounded-OIS	3.830	Annual	10/12/2053		31,400	505	369	874	72	0
Pay	1-Day USD-SOFR Compounded-OIS	3.880	Annual	10/16/2053		31,800	794	388	1,182	73	0
Pay	1-Day USD-SOFR Compounded-OIS	3.870	Annual	10/17/2053		30,800	715	375	1,090	71	0
Pay	1-Day USD-SOFR Compounded-OIS	3.555	Annual	03/05/2054		42,500	(364)	(209)	(573)	98	0
Pay	1-Year BRL-CDI	11.157	Maturity	01/02/2025	BRL	232,000	(914)	(103)	(1,017)	0	(4)
Pay	1-Year BRL-CDI	11.177	Maturity	01/02/2025		154,200	(594)	(67)	(661)	0	(2)
Pay	1-Year BRL-CDI	11.367	Maturity	01/02/2025		190,800	(578)	(69)	(647)	0	(3)
Pay	1-Year BRL-CDI	12.018	Maturity	01/02/2025		521,200	(129)	(54)	(183)	0	(6)
Pay	1-Year BRL-CDI	12.098	Maturity	01/02/2025		866,500	85	(62)	23	0	(10)
Pay	1-Year BRL-CDI	12.158	Maturity	01/02/2025		435,900	153	(20)	133	0	(5)
Pay	1-Year BRL-CDI	12.163	Maturity	01/02/2025		427,100	158	(20)	138	0	(5)
Pay	1-Year BRL-CDI	12.178	Maturity	01/02/2025		872,100	381	(35)	346	0	(9)
Pay	1-Year BRL-CDI	9.874	Maturity	01/02/2026		608,600	(896)	(481)	(1,377)	0	(25)
Pay	1-Year BRL-CDI	9.899	Maturity	01/02/2026		307,400	(426)	(240)	(666)	0	(13)
Pay	1-Year BRL-CDI	9.939	Maturity	01/02/2026		508,300	(614)	(389)	(1,003)	0	(21)
Pay	1-Year BRL-CDI	10.052	Maturity	01/02/2026		1,282,200	(1,118)	(943)	(2,061)	0	(54)
Pay	1-Year BRL-CDI	10.085	Maturity	01/02/2026		1,272,700	(990)	(924)	(1,914)	0	(54)
Pay	1-Year BRL-CDI	10.105	Maturity	01/02/2026		1,260,600	(945)	(912)	(1,857)	0	(53)
Pay	1-Year BRL-CDI	9.998	Maturity	01/04/2027		920,300	(1,059)	(1,093)	(2,152)	0	(16)
Pay	1-Year BRL-CDI	10.037	Maturity	01/04/2027		227,200	(218)	(266)	(484)	0	(4)
Pay	1-Year BRL-CDI	10.041	Maturity	01/04/2027		1,041,400	(1,033)	(1,221)	(2,254)	0	(18)
Pay	1-Year BRL-CDI	10.072	Maturity	01/04/2027		759,770	0	(109)	(109)	0	(15)
Pay	1-Year BRL-CDI	10.090	Maturity	01/04/2027		1,963,600	(1,584)	(2,269)	(3,853)	0	(35)
Pay	1-Year BRL-CDI	10.098	Maturity	01/04/2027		2,297,450	0	27	27	27	0
Pay	1-Year BRL-CDI	10.138	Maturity	01/04/2027		488,500	(298)	(555)	(853)	0	(9)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	89

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	11.250%	Maturity	01/04/2027	BRL	280,100	$205	$(284)	$(79)	$0	$(6)
Pay	1-Year BRL-CDI	11.275	Maturity	01/04/2027		141,400	125	(141)	(16)	0	(3)
Pay	1-Year BRL-CDI	11.290	Maturity	01/04/2027		141,500	138	(140)	(2)	0	(3)
Pay	1-Year BRL-CDI	11.731	Maturity	01/04/2027		72,600	265	(53)	212	0	(2)
Pay	1-Year BRL-CDI	11.746	Maturity	01/04/2027		314,300	1,177	(230)	947	0	(7)
Pay	1-Year BRL-CDI	11.901	Maturity	01/04/2027		750,900	3,511	(486)	3,025	0	(19)
Pay	3-Month EUR-EURIBOR	2.100	Annual	04/05/2024	EUR	1,212,200	(8,467)	22,587	14,120	0	(339)
Pay	3-Month EUR-EURIBOR	2.100	Annual	04/06/2024		609,900	(4,347)	11,538	7,191	0	(170)
Pay	3-Month EUR-EURIBOR	2.100	Annual	04/11/2024		406,600	(2,965)	7,699	4,734	0	(114)
Pay	3-Month EUR-EURIBOR	2.100	Annual	04/13/2024		837,700	(6,241)	16,063	9,822	0	(235)
Pay	3-Month EUR-EURIBOR	2.250	Annual	04/26/2024		411,000	(3,014)	8,459	5,445	0	(109)
Pay	3-Month EUR-EURIBOR	2.250	Annual	04/28/2024		380,000	(2,843)	7,906	5,063	0	(101)
Pay	3-Month EUR-EURIBOR	2.250	Annual	05/03/2024		379,600	(2,903)	8,109	5,206	0	(99)
Pay	3-Month EUR-EURIBOR	2.100	Annual	05/16/2024		565,900	(5,110)	11,750	6,640	0	(158)
Pay	3-Month EUR-EURIBOR	2.100	Annual	05/17/2024		381,000	(3,455)	8,021	4,566	0	(106)
Pay	3-Month ZAR-JIBAR	8.410	Quarterly	07/31/2028	ZAR	637,200	586	(604)	(18)	0	(3)
Pay	3-Month ZAR-JIBAR	8.415	Quarterly	07/31/2028		525,100	488	(497)	(9)	0	(2)
Pay	3-Month ZAR-JIBAR	8.420	Quarterly	07/31/2028		1,964,800	1,848	(1,863)	(15)	0	(9)
Pay	3-Month ZAR-JIBAR	8.428	Quarterly	07/31/2028		1,328,900	1,271	(1,261)	10	0	(6)
Pay	3-Month ZAR-JIBAR	8.426	Quarterly	08/01/2028		793,900	754	(754)	0	0	(4)
Pay	3-Month ZAR-JIBAR	8.460	Quarterly	08/01/2028		1,339,900	1,368	(1,277)	91	0	(6)
Pay	3-Month ZAR-JIBAR	8.460	Quarterly	08/02/2028		1,358,100	1,386	(1,290)	96	0	(6)
Pay	3-Month ZAR-JIBAR	8.464	Quarterly	08/02/2028		1,383,600	1,424	(1,316)	108	0	(6)
Pay	3-Month ZAR-JIBAR	8.550	Quarterly	08/03/2028		1,353,700	1,635	(1,296)	339	0	(5)
Pay	3-Month ZAR-JIBAR	8.380	Quarterly	08/04/2028		629,400	537	(594)	(57)	0	(3)
Pay	3-Month ZAR-JIBAR	8.410	Quarterly	08/04/2028		1,625,100	1,489	(1,540)	(51)	0	(8)
Pay	3-Month ZAR-JIBAR	8.415	Quarterly	08/04/2028		663,400	615	(629)	(14)	0	(3)
Pay	3-Month ZAR-JIBAR	8.421	Quarterly	08/04/2028		673,900	633	(639)	(6)	0	(3)
Pay	3-Month ZAR-JIBAR	8.543	Quarterly	08/04/2028		674,700	805	(647)	158	0	(3)
Pay	3-Month ZAR-JIBAR	8.360	Quarterly	08/07/2028		1,354,200	1,094	(1,282)	(188)	0	(7)
Pay	3-Month ZAR-JIBAR	8.400	Quarterly	08/07/2028		1,402,200	1,250	(1,332)	(82)	0	(7)
Pay	3-Month ZAR-JIBAR	8.410	Quarterly	08/07/2028		407,700	372	(388)	(16)	0	(2)
Pay	6-Month AUD-BBR-BBSW	3.250	Semi-Annual	12/17/2024	AUD	1,180,600	(11,130)	2,140	(8,990)	0	(91)
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025		755,720	(8,233)	2,283	(5,950)	0	(25)
Pay	6-Month AUD-BBR-BBSW	2.750	Semi-Annual	06/17/2026		26,340	(732)	169	(563)	5	0
Pay	6-Month AUD-BBR-BBSW	3.000	Semi-Annual	03/21/2027		1,525,200	(44,781)	16,871	(27,910)	281	0
Pay	6-Month AUD-BBR-BBSW	4.500	Semi-Annual	09/20/2033		1,665,500	(23,460)	51,326	27,866	6,025	0
Pay(6)	6-Month AUD-BBR-BBSW	4.500	Semi-Annual	09/18/2034		393,100	5,773	511	6,284	526	0
Receive	6-Month EUR-EURIBOR	0.425	Annual	06/28/2024	EUR	38,100	1,006	(8)	998	19	0
Pay	6-Month EUR-EURIBOR	0.550	Annual	08/10/2024		143,000	(3,446)	1,238	(2,208)	0	(60)
Receive	6-Month EUR-EURIBOR	0.395	Annual	12/30/2024		16,600	751	(8)	743	8	0
Receive	6-Month EUR-EURIBOR	0.260	Annual	03/18/2025		4,777,800	1,254	196,851	198,105	2,046	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	06/17/2025		875,000	271	52,036	52,307	469	0
Receive	6-Month EUR-EURIBOR	0.363	Annual	06/30/2025		32,000	2,710	(670)	2,040	21	0
Receive	6-Month EUR-EURIBOR	0.135	Annual	07/24/2025		375,000	21,877	(109)	21,768	320	0
Receive	6-Month EUR-EURIBOR	0.155	Annual	07/27/2025		600,000	35,378	(504)	34,874	525	0
Receive	6-Month EUR-EURIBOR	0.230	Annual	07/29/2025		300,000	18,107	(171)	17,936	266	0
Receive	6-Month EUR-EURIBOR	0.329	Annual	12/30/2025		20,500	1,517	49	1,566	0	(24)
Receive	6-Month EUR-EURIBOR	0.294	Annual	06/30/2026		9,900	861	40	901	2	0
Pay	6-Month EUR-EURIBOR	0.700	Annual	04/11/2027		226,800	(22,990)	4,374	(18,616)	138	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	04/12/2027		96,600	(9,973)	1,863	(8,110)	61	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	05/11/2027		428,500	(45,037)	10,083	(34,954)	379	0
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/13/2027		491,000	(45,034)	11,975	(33,059)	463	0
Pay	6-Month EUR-EURIBOR	1.000	Annual	05/18/2027		235,750	(21,680)	5,929	(15,751)	231	0
Pay	6-Month EUR-EURIBOR	1.750	Annual	09/21/2027		721,700	(30,289)	9,020	(21,269)	890	0
Pay	6-Month EUR-EURIBOR	3.370	Annual	10/09/2028		126,800	3,508	(227)	3,281	266	0
Pay	6-Month EUR-EURIBOR	3.450	Annual	10/20/2028		121,000	3,826	(148)	3,678	272	0
Receive	6-Month EUR-EURIBOR	3.270	Annual	11/08/2028		123,900	(2,870)	55	(2,815)	0	(291)
Receive	6-Month EUR-EURIBOR	3.255	Annual	11/22/2028		58,800	(1,327)	(10)	(1,337)	0	(145)
Receive	6-Month EUR-EURIBOR	3.179	Annual	11/29/2028		58,900	(1,111)	(26)	(1,137)	0	(148)
Receive	6-Month EUR-EURIBOR	2.920	Annual	12/13/2028		141,000	(267)	(797)	(1,064)	0	(369)
Receive	6-Month EUR-EURIBOR	2.880	Annual	12/19/2028		116,300	(218)	(490)	(708)	0	(311)
Receive	6-Month EUR-EURIBOR	2.950	Annual	12/29/2028		70,000	(113)	(601)	(714)	0	(187)

90	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2024

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	6-Month EUR-EURIBOR	2.760%	Annual	01/03/2029	EUR	81,400	$(158)	$76	$(82)	$0	$(218)
Pay	6-Month EUR-EURIBOR	2.950	Annual	03/21/2029		9,616,100	25,844	105,427	131,271	25,266	0
Pay(6)	6-Month EUR-EURIBOR	2.750	Annual	09/18/2029		881,900	10,465	431	10,896	2,845	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030		279,900	416	45,687	46,103	0	(776)
Pay	6-Month EUR-EURIBOR	2.950	Annual	03/20/2030		2,341,400	23,882	20,983	44,865	7,653	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030		451,200	(12,398)	85,166	72,768	0	(1,450)
Receive	6-Month EUR-EURIBOR	0.040	Annual	07/30/2030		120,000	21,604	(1,643)	19,961	0	(375)
Receive	6-Month EUR-EURIBOR	0.040	Annual	07/31/2030		120,000	21,611	(1,660)	19,951	0	(375)
Receive	6-Month EUR-EURIBOR	0.030	Annual	08/03/2030		120,000	21,724	(1,745)	19,979	0	(372)
Receive	6-Month EUR-EURIBOR	0.010	Annual	08/04/2030		120,000	21,881	(1,734)	20,147	0	(374)
Receive	6-Month EUR-EURIBOR	0.010	Annual	08/05/2030		120,000	21,881	(1,733)	20,148	0	(374)
Receive	6-Month EUR-EURIBOR	0.060	Annual	08/07/2030		120,000	21,503	(1,737)	19,766	0	(376)
Receive	6-Month EUR-EURIBOR	0.010	Annual	08/13/2030		120,000	21,945	(1,803)	20,142	0	(370)
Pay	6-Month EUR-EURIBOR	2.547	Annual	03/09/2033		252,900	(6,296)	5,446	(850)	1,227	0
Pay	6-Month EUR-EURIBOR	3.270	Annual	08/21/2033		68,000	2,684	2,667	5,351	362	0
Pay	6-Month EUR-EURIBOR	3.300	Annual	10/03/2033		202,700	8,465	3,753	12,218	1,037	0
Receive	6-Month EUR-EURIBOR	3.250	Annual	11/06/2033		75,400	(2,796)	(1,517)	(4,313)	0	(402)
Receive	6-Month EUR-EURIBOR	3.148	Annual	11/20/2033		75,000	(2,057)	(1,548)	(3,605)	0	(404)
Receive	6-Month EUR-EURIBOR	3.280	Annual	11/22/2033		35,400	(1,413)	(739)	(2,152)	0	(193)
Receive	6-Month EUR-EURIBOR	3.305	Annual	11/27/2033		73,200	(3,092)	(1,546)	(4,638)	0	(402)
Receive	6-Month EUR-EURIBOR	3.128	Annual	12/04/2033		46,900	(1,205)	(998)	(2,203)	0	(258)
Receive	6-Month EUR-EURIBOR	3.063	Annual	12/06/2033		58,700	0	(2,426)	(2,426)	0	(322)
Receive	6-Month EUR-EURIBOR	2.990	Annual	12/08/2033		82,200	(311)	(2,521)	(2,832)	0	(451)
Receive	6-Month EUR-EURIBOR	2.970	Annual	12/15/2033		94,000	(355)	(2,735)	(3,090)	0	(519)
Receive	6-Month EUR-EURIBOR	2.890	Annual	12/22/2033		93,000	(334)	(2,052)	(2,386)	0	(513)
Receive	6-Month EUR-EURIBOR	2.910	Annual	12/29/2033		58,400	(194)	(1,446)	(1,640)	0	(322)
Receive	6-Month EUR-EURIBOR	2.650	Annual	01/08/2034		93,700	(344)	(4)	(348)	0	(507)
Pay	6-Month EUR-EURIBOR	2.760	Annual	03/04/2034		68,000	(210)	1,295	1,085	362	0
Pay	6-Month EUR-EURIBOR	2.750	Annual	03/05/2034		69,500	(220)	1,264	1,044	370	0
Receive(6)	6-Month EUR-EURIBOR	2.670	Annual	04/03/2034		46,300	(146)	(247)	(393)	0	(393)
Receive(6)	6-Month EUR-EURIBOR	2.750	Annual	09/18/2034		1,596,656	(31,868)	(4,387)	(36,255)	0	(9,150)
Pay	6-Month EUR-EURIBOR	2.500	Annual	03/20/2050		62,400	(3,236)	4,473	1,237	661	0
Receive	6-Month EUR-EURIBOR	0.250	Annual	06/17/2050		626,000	(58,467)	340,718	282,251	0	(5,091)
Receive	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050		2,557,071	14,259	1,001,860	1,016,119	0	(21,607)
Pay	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052		400	(190)	29	(161)	3	0
Receive(6)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052		3,771,700	55,336	161,467	216,803	0	(6,309)
Pay	28-Day MXN-TIIE	6.011	Lunar	04/01/2024	MXN	1,350,000	(1,387)	992	(395)	0	(50)
Receive	28-Day MXN-TIIE	8.675	Lunar	04/03/2024		3,812,100	2,024	(1,452)	572	72	0
Receive	28-Day MXN-TIIE	8.660	Lunar	04/04/2024		1,598,100	860	(619)	241	30	0
Receive	28-Day MXN-TIIE	8.750	Lunar	04/05/2024		1,031,100	540	(390)	150	19	0
Receive	28-Day MXN-TIIE	4.720	Lunar	07/31/2024		2,460,000	0	3,765	3,765	118	0
Pay	28-Day MXN-TIIE	4.805	Lunar	09/05/2024		590,000	0	(1,046)	(1,046)	0	(28)
Receive	28-Day MXN-TIIE	6.377	Lunar	09/05/2024		1,180,000	2,388	(816)	1,572	44	0
Pay	28-Day MXN-TIIE	6.660	Lunar	09/05/2024		700,000	(1,332)	455	(877)	0	(25)
Pay	28-Day MXN-TIIE	6.730	Lunar	09/05/2024		495,000	(927)	316	(611)	0	(17)
Pay	28-Day MXN-TIIE	4.865	Lunar	10/09/2024		580,000	0	(1,157)	(1,157)	0	(27)
Pay	28-Day MXN-TIIE	4.840	Lunar	10/14/2024		1,140,000	0	(2,630)	(2,630)	0	(56)
Receive	28-Day MXN-TIIE	4.715	Lunar	12/05/2024		555,000	0	1,592	1,592	29	0
Pay	28-Day MXN-TIIE	8.240	Lunar	02/10/2025		6,500,000	20,410	(29,473)	(9,063)	0	(192)
Receive	28-Day MXN-TIIE	6.388	Lunar	02/12/2025		1,070,000	3,018	(459)	2,559	46	0
Receive	28-Day MXN-TIIE	6.393	Lunar	02/12/2025		1,070,000	3,015	(459)	2,556	46	0
Receive	28-Day MXN-TIIE	6.395	Lunar	02/12/2025		1,075,000	3,027	(461)	2,566	46	0
Receive	28-Day MXN-TIIE	6.408	Lunar	02/12/2025		1,530,000	4,295	(653)	3,642	65	0
Receive	28-Day MXN-TIIE	6.623	Lunar	03/12/2025		1,750,000	4,834	(632)	4,202	76	0
Pay	28-Day MXN-TIIE	5.160	Lunar	06/06/2025		1,604,600	(5,315)	(770)	(6,085)	0	(96)
Pay	28-Day MXN-TIIE	5.065	Lunar	10/08/2025		470,000	0	(2,074)	(2,074)	0	(22)
Pay	28-Day MXN-TIIE	8.410	Lunar	02/05/2026		8,240,000	(12,400)	(1,051)	(13,451)	0	(164)
Pay	28-Day MXN-TIIE	8.375	Lunar	02/08/2027		2,700,000	23,698	(27,883)	(4,185)	0	(126)
Receive	28-Day MXN-TIIE	8.410	Lunar	03/31/2027		456,500	556	126	682	22	0
Receive	28-Day MXN-TIIE	8.730	Lunar	04/06/2027		317,600	216	83	299	14	0
Pay	28-Day MXN-TIIE	5.535	Lunar	05/04/2027		3,177,000	897	(20,672)	(19,775)	0	(222)
Receive	28-Day MXN-TIIE	9.073	Lunar	06/03/2027		1,407,500	0	416	416	57	0
Receive	28-Day MXN-TIIE	9.260	Lunar	06/03/2027		826,800	0	(33)	(33)	32	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	91

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	28-Day MXN-TIIE	7.984%	Lunar	12/10/2027	MXN	1,364,100	$2,567	$377	$2,944	$30	$0
Receive	28-Day MXN-TIIE	6.500	Lunar	12/21/2027		8,700,000	(34,161)	77,382	43,221	279	0
Receive	28-Day MXN-TIIE	7.990	Lunar	12/21/2027		25,700	48	6	54	1	0
Receive	28-Day MXN-TIIE	7.800	Lunar	12/28/2027		622,900	1,398	98	1,496	12	0
Receive	28-Day MXN-TIIE	7.910	Lunar	12/30/2027		31,300	63	11	74	1	0
Receive	28-Day MXN-TIIE	8.030	Lunar	01/31/2028		799,900	1,427	242	1,669	12	0
Receive	28-Day MXN-TIIE	8.050	Lunar	01/31/2028		606,400	1,057	184	1,241	9	0
Pay	28-Day MXN-TIIE	8.300	Lunar	06/16/2028		2,171,500	(2,570)	(730)	(3,300)	0	(12)
Pay	28-Day MXN-TIIE	8.512	Lunar	07/24/2028		3,943,100	(2,971)	(948)	(3,919)	0	(10)
Pay	28-Day MXN-TIIE	8.444	Lunar	07/25/2028		5,214,000	(4,440)	(1,489)	(5,929)	0	(15)
Pay	28-Day MXN-TIIE	8.471	Lunar	07/26/2028		2,628,900	(2,079)	(739)	(2,818)	0	(7)
Pay	28-Day MXN-TIIE	8.550	Lunar	07/27/2028		1,330,000	(820)	(369)	(1,189)	0	(3)
Pay	28-Day MXN-TIIE	8.556	Lunar	07/27/2028		7,914,500	(4,774)	(2,194)	(6,968)	0	(15)
Pay	28-Day MXN-TIIE	8.620	Lunar	07/28/2028		1,373,000	(633)	(376)	(1,009)	0	(2)
Pay	28-Day MXN-TIIE	8.636	Lunar	07/28/2028		2,739,800	(1,167)	(750)	(1,917)	0	(3)
Pay	28-Day MXN-TIIE	8.640	Lunar	07/28/2028		549,200	(229)	(150)	(379)	0	(1)
Pay	28-Day MXN-TIIE	8.650	Lunar	07/28/2028		1,385,600	(547)	(380)	(927)	0	(1)
Pay	28-Day MXN-TIIE	8.660	Lunar	07/28/2028		1,369,900	(511)	(375)	(886)	0	(1)
Pay	28-Day MXN-TIIE	8.600	Lunar	07/31/2028		2,149,000	(1,082)	(550)	(1,632)	0	(3)
Receive	28-Day MXN-TIIE	8.760	Lunar	03/01/2029		831,400	0	195	195	0	(3)
Receive	28-Day MXN-TIIE	8.770	Lunar	03/01/2029		416,900	0	88	88	0	(2)
Receive	28-Day MXN-TIIE	8.780	Lunar	03/01/2029		412,400	0	77	77	0	(2)
Receive	28-Day MXN-TIIE	8.720	Lunar	03/07/2029		202,200	0	79	79	0	0
Receive	28-Day MXN-TIIE	8.725	Lunar	03/07/2029		504,700	0	191	191	0	(1)
Receive	28-Day MXN-TIIE	8.730	Lunar	03/07/2029		305,300	0	112	112	0	(1)
Receive	28-Day MXN-TIIE	8.673	Lunar	05/31/2029		348,900	0	162	162	0	(1)
Receive	28-Day MXN-TIIE	8.680	Lunar	05/31/2029		488,600	0	219	219	0	(1)
Receive	28-Day MXN-TIIE	8.681	Lunar	05/31/2029		630,200	0	280	280	0	(2)
Receive	28-Day MXN-TIIE	8.683	Lunar	05/31/2029		228,100	0	101	101	0	(1)
Receive	28-Day MXN-TIIE	8.810	Lunar	05/29/2031		426,800	0	(59)	(59)	0	(9)
Receive	28-Day MXN-TIIE	7.495	Lunar	01/14/2032		175,600	726	41	767	0	(3)
Receive	28-Day MXN-TIIE	7.498	Lunar	01/15/2032		726,600	2,997	168	3,165	0	(13)
Receive	28-Day MXN-TIIE	8.732	Lunar	03/30/2032		158,800	(7)	27	20	0	(5)
Receive	28-Day MXN-TIIE	8.701	Lunar	03/31/2032		422,600	26	72	98	0	(14)
Pay	28-Day MXN-TIIE	8.780	Lunar	01/30/2034		1,750,000	68	(22)	46	102	0
Receive	28-Day MXN-TIIE	7.380	Lunar	08/14/2037		64,600	434	13	447	0	(4)
Receive	28-Day MXN-TIIE	8.103	Lunar	01/04/2038		1,486,300	5,088	47	5,135	0	(106)
Pay	CAONREPO Index	3.750	Semi-Annual	12/20/2025	CAD	2,416,000	(10,821)	(11,861)	(22,682)	0	(1,394)
Pay	CAONREPO Index	2.625	Semi-Annual	03/19/2027		172,700	(4,292)	(241)	(4,533)	0	(274)
Pay	CAONREPO Index	3.000	Semi-Annual	03/19/2027		376,200	(6,203)	(750)	(6,953)	0	(589)
Pay	CAONREPO Index	2.750	Semi-Annual	12/17/2027		132,800	(3,112)	(764)	(3,876)	0	(236)
Pay	CAONREPO Index	3.400	Semi-Annual	06/20/2029		34,700	(109)	(162)	(271)	0	(74)
Receive	CAONREPO Index	1.000	Semi-Annual	06/16/2047		14,000	4,098	121	4,219	6	0
Receive	CAONREPO Index	1.300	Semi-Annual	06/16/2047		340,700	89,216	1,371	90,587	539	0
Pay	UKRPI	4.000	Maturity	09/15/2031	GBP	105,100	(17,065)	183	(16,882)	143	0
Pay	UKRPI	4.055	Maturity	09/15/2031		97,100	(15,050)	190	(14,860)	135	0
Pay	UKRPI	4.066	Maturity	09/15/2031		188,200	(28,892)	377	(28,515)	264	0
Pay	UKRPI	4.020	Maturity	10/15/2031		136,900	(21,740)	286	(21,454)	202	0
Pay	UKRPI	4.140	Maturity	10/15/2031		263,700	(37,627)	675	(36,952)	407	0
Pay	UKRPI	4.410	Maturity	10/15/2031		119,600	(12,820)	430	(12,390)	202	0
Pay	UKRPI	4.250	Maturity	11/15/2031		267,100	(32,869)	859	(32,010)	591	0

							$1,648,323	$8,337,629	$9,985,952	$181,653	$(172,860)

Total Swap Agreements							$1,751,401	$8,772,940	$10,524,341	$183,920	$(173,090)

92	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2024

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(7)			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$3,639	$184,044	$187,683	$(987)	$(17,389)	$(173,090)	$(191,466)

(o)

Securities with an aggregate market value of $3,226,700 and cash of $25,427 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin asset of $124 for closed swap agreements is outstanding at period end.

(p) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	04/2024		AUD	803	$		526	$3	$0
	04/2024		NZD	1,350			832	25	0
	04/2024	$		5,845		AUD	8,914	0	(36)
	05/2024			527			803	0	(3)
BOA	04/2024		AUD	1,126	$		737	4	0
	04/2024		DKK	12,210			1,775	9	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	93

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2024		GBP	3,047,649	$		3,858,959	$12,369	$0
	04/2024		IDR	442,282,164			27,948	105	0
	04/2024		JPY	12,755,800			85,636	1,372	0
	04/2024		KRW	26,761,653			19,939	82	0
	04/2024	$		18,655		EUR	17,196	0	(104)
	04/2024			9,105		GBP	7,141	0	(92)
	04/2024			5,310		JPY	802,100	0	(11)
	05/2024		DKK	12,858	$		1,875	13	0
	05/2024	$		738		AUD	1,126	0	(4)
	06/2024		KRW	50,790,227	$		38,997	1,203	0
	06/2024	$		8,487		IDR	133,036,083	0	(123)
	09/2024			1,250		TRY	49,539	22	0
	02/2025			58,964		MXN	1,076,152	2,788	0
BPS	04/2024		BRL	6,797,840	$		1,369,447	14,054	0
	04/2024		CAD	351,938			259,338	0	(485)
	04/2024		CLP	8,661,851			8,967	130	0
	04/2024		CNH	2,054,016			286,099	3,145	0
	04/2024		CNY	200			28	0	0
	04/2024		EUR	173,298			188,949	1,986	0
	04/2024		GBP	28,577			36,026	0	(42)
	04/2024		IDR	896,375,106			56,500	108	(38)
	04/2024		KRW	72,478,215			54,049	273	0
	04/2024		TRY	343			11	0	0
	04/2024	$		221		AUD	341	0	0
	04/2024			1,362,589		BRL	6,797,840	0	(7,196)
	04/2024			5,701		CAD	7,729	15	(10)
	04/2024			402,528		EUR	369,289	0	(4,120)
	04/2024			144,906		GBP	114,773	0	(45)
	04/2024			1,227,115		JPY	179,462,989	0	(41,602)
	04/2024			6,783		TRY	218,949	0	(22)
	04/2024			69,440		ZAR	1,316,816	0	(2)
	05/2024		DKK	16,370	$		2,381	10	0
	05/2024		EUR	774,175			841,856	5,667	0
	05/2024		GBP	187,910			237,293	84	0
	05/2024		TWD	30,022,505			969,780	30,292	0
	05/2024	$		355,706		BRL	1,778,334	0	(2,232)
	05/2024			414		TRY	14,223	1	0
	06/2024		IDR	12,241,378	$		774	4	0
	06/2024		KRW	435,922,283			332,150	7,775	0
	06/2024		TWD	15,776,310			508,974	14,179	0
	06/2024	$		99,407		IDR	1,566,210,702	1	(948)
	06/2024			236,377		INR	19,650,210	0	(1,287)
	06/2024			5,804		MXN	99,046	81	0
	07/2024			357,715		BRL	1,799,128	0	(2,089)
BRC	04/2024		CAD	392,737	$		289,096	1	(848)
	04/2024		CNH	2,699,666			375,533	3,563	0
	04/2024		GBP	136,439			172,176	0	(31)
	04/2024		IDR	314,194,575			19,763	0	(16)
	04/2024		TRY	217,395			6,695	0	(29)
	04/2024	$		29,535		GBP	23,231	0	(214)
	04/2024			744		HUF	270,396	0	(4)
	04/2024			241		NOK	2,549	0	(6)
	04/2024			530,782		TRY	17,218,190	720	(5,910)
	04/2024			295,870		ZAR	5,602,423	0	(445)
	05/2024		GBP	1,212,183	$		1,532,867	2,668	0
	05/2024		TWD	267,486			8,467	97	0
	05/2024	$		37		NOK	403	0	0
	05/2024			336,746		TRY	11,462,282	950	(702)
	06/2024		ILS	73	$		20	0	0

94	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2024

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	06/2024	KRW	368,573,125	$	282,130	$7,870	$0
	06/2024	$	42,225	IDR	664,838,057	0	(431)
	06/2024		24,775	INR	2,058,197	0	(152)
	06/2024		4,548	MXN	77,787	73	0
	06/2024		90,924	TRY	3,278,787	1,654	0
	09/2024		13,765		547,516	289	0
	02/2025		58,629	MXN	1,063,279	2,332	0
BSH	04/2024	BRL	4,244,200	$	855,931	9,697	0
	04/2024	$	850,911	BRL	4,244,200	0	(4,677)
	05/2024		200,000		999,220	0	(1,388)
	07/2024		200,000		1,005,200	0	(1,307)
CBK	04/2024	BRL	3,659,511	$	733,194	3,539	0
	04/2024	CAD	2,174,640		1,601,327	0	(4,129)
	04/2024	CHF	278		317	9	0
	04/2024	CNH	2,765,875		383,462	2,392	(17)
	04/2024	GBP	13,107		16,565	22	0
	04/2024	MXN	421,723		25,135	0	(165)
	04/2024	$	4,403	AUD	6,645	0	(73)
	04/2024		737,823	BRL	3,659,511	0	(8,168)
	04/2024		1,386,389	CAD	1,883,332	4,050	(45)
	04/2024		15,984	EUR	14,671	0	(156)
	04/2024		34,631	GBP	27,135	0	(382)
	05/2024	CAD	1,882,511	$	1,386,389	44	(4,052)
	05/2024	GBP	1,597,480		2,017,780	1,201	0
	05/2024	TRY	7,324		219	1	0
	05/2024	$	52,963	BRL	264,846	0	(320)
	06/2024	IDR	3,262,097	$	208	3	0
	06/2024	KRW	19,110,314		14,588	368	0
	06/2024	PEN	205,695		55,601	383	0
	06/2024	TWD	2,507,600		80,000	1,354	0
	06/2024	$	46,044	IDR	726,399,812	0	(379)
	06/2024		7,257	KRW	9,624,136	0	(95)
	06/2024		885	MXN	14,869	0	(2)
	07/2024		354,754	BRL	1,783,923	0	(2,133)
	01/2025		56,014	MXN	1,020,245	2,563	0
DUB	04/2024	BRL	4,405,293	$	882,889	4,716	(181)
	04/2024	IDR	1,254,689,602		79,053	66	0
	04/2024	$	886,476	BRL	4,405,293	0	(8,123)
	04/2024		37,278	GBP	29,357	0	(225)
	05/2024	EUR	4,533,220	$	4,915,388	19,043	0
	05/2024	$	67,691	BRL	341,486	185	0
	06/2024	KRW	337,591,180	$	259,360	8,155	0
	06/2024	$	223,761	INR	18,557,548	0	(1,744)
	06/2024		73,115	MXN	1,240,050	556	0
	07/2024		760,974	BRL	3,827,284	0	(4,452)
	02/2025	MXN	2,549,112	$	140,589	0	(5,481)
	02/2025	$	81,960	MXN	1,488,738	3,315	0
	03/2025		2,381	TRY	113,327	40	0
FAR	04/2024	BRL	2,259,590	$	452,262	1,731	0
	04/2024	JPY	401,946,405		2,658,376	3,161	0
	04/2024	$	457,793	BRL	2,259,590	0	(7,262)
	05/2024	CLP	7,927,910	$	8,170	89	0
	05/2024	$	800,000	BRL	3,985,960	0	(7,723)
	05/2024		2,658,376	JPY	400,122,759	0	(3,084)
	06/2024		81,605	MXN	1,380,953	438	0
GLM	04/2024	BRL	13,104,354	$	2,642,573	29,750	0
	04/2024	CAD	215,490		158,941	0	(147)
	04/2024	EUR	1,100,773		1,194,648	7,079	0
	04/2024	GBP	2,212,618		2,804,662	12,007	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	95

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2024		MXN	1,323,282	$		78,064	$0	$(1,325)
	04/2024	$		2,623,134		BRL	13,104,354	1,018	(11,329)
	04/2024			31		HUF	11,323	0	0
	04/2024			63,235		TRY	2,093,900	682	(106)
	05/2024		MXN	1,682,467	$		99,974	0	(565)
	05/2024	$		500,000		BRL	2,507,250	0	(1,642)
	05/2024			253,449		TRY	8,750,548	4,242	(38)
	06/2024		IDR	1,553,874,258	$		99,200	1,515	0
	06/2024		KRW	174,065,539			131,839	2,315	0
	06/2024		TWD	2,290,711			72,934	1,090	0
	06/2024	$		79,222		INR	6,590,787	0	(372)
	06/2024			270,176		MXN	4,551,650	454	(217)
	07/2024		BRL	5,605,200	$		1,111,781	4,822	(997)
	09/2024	$		72,651		TRY	2,902,134	1,845	0
	10/2024		BRL	4,304,000	$		846,746	3,378	0
	03/2025	$		28,912		TRY	1,382,927	625	0
JPM	04/2024		BRL	2,270,492	$		455,304	2,600	0
	04/2024		KRW	51,901,032			38,662	154	0
	04/2024	$		458,860		BRL	2,270,492	0	(6,156)
	04/2024			2,090,022		CAD	2,839,623	6,367	0
	04/2024			194,178		EUR	177,346	0	(2,848)
	04/2024			503,018		GBP	397,208	0	(1,682)
	05/2024		CAD	2,836,595	$		2,088,718	0	(6,352)
	05/2024		GBP	4,468,141			5,641,421	2,221	(1,157)
	05/2024		TWD	6,988,712			223,689	4,993	0
	05/2024	$		9,309		BRL	46,565	0	(53)
	05/2024			126,322		TRY	4,336,813	220	(28)
	06/2024		IDR	318,453,496	$		20,191	171	0
	06/2024		ILS	542			149	1	0
	06/2024		KRW	374,587,170			288,719	9,984	0
	06/2024		TWD	62,757			2,021	52	0
	06/2024	$		201,101		BRL	1,008,563	0	(1,167)
	06/2024			245,484		IDR	3,878,214,593	0	(1,683)
	06/2024			40,210		INR	3,338,647	0	(268)
	06/2024			18,368		MXN	312,424	193	0
	07/2024			244,894		BRL	1,231,645	0	(1,440)
	03/2025			24,044		TRY	1,165,063	865	0
MBC	04/2024		BRL	79,195	$		15,878	88	0
	04/2024		CNH	4,017,658			559,221	5,770	0
	04/2024		GBP	8,216			10,541	171	0
	04/2024		IDR	151,020,111			9,486	0	(21)
	04/2024	$		2,401		AUD	3,697	8	0
	04/2024			15,851		BRL	79,195	0	(61)
	04/2024			35,180		EUR	32,130	0	(517)
	04/2024			3,614		GBP	2,863	0	(1)
	04/2024			1,123,067		JPY	168,289,701	0	(11,364)
	05/2024		TWD	10,690,272	$		341,371	6,843	0
	05/2024	$		899,304		JPY	135,517,530	16	0
	06/2024		ILS	144	$		40	0	0
	06/2024	$		113,339		IDR	1,792,121,407	0	(677)
	06/2024			58,514		INR	4,898,349	89	0
	02/2025			58,943		MXN	1,069,108	2,335	0
MYI	04/2024		BRL	2,174,880	$		435,342	1,702	0
	04/2024		CAD	1,602,355			1,180,157	0	(2,803)
	04/2024		CNH	1,859,619			259,861	3,690	0
	04/2024		GBP	902,636			1,138,927	0	(335)
	04/2024		JPY	100,955,149			667,649	750	0
	04/2024		SEK	29,169			2,836	111	0
	04/2024	$		437,825		BRL	2,174,880	0	(4,185)

96	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2024

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2024	$		2,069		CNY	14,711	$0	$0
	04/2024			1,478,965		JPY	221,835,052	0	(13,547)
	04/2024			2,765		SEK	29,169	0	(40)
	05/2024		CNY	14,733	$		2,069	1	0
	05/2024		SEK	29,133			2,765	41	0
	05/2024	$		756,505		JPY	113,857,107	0	(928)
	06/2024		IDR	256,599,320	$		16,525	394	0
	06/2024		KRW	197,449,954			151,809	4,884	0
	06/2024	$		56,145		IDR	887,559,959	0	(348)
	06/2024			98,396		INR	8,170,864	0	(642)
	10/2024		BRL	2,174,880	$		430,211	4,044	0
	01/2025		MXN	1,020,631			56,014	0	(2,585)
	02/2025			2,145,720			117,907	0	(5,149)
RBC	04/2024		CAD	265,149			195,153	0	(596)
	04/2024		DKK	1,457			212	2	0
	06/2024	$		99,233		MXN	1,676,511	368	0
SCX	04/2024		CNH	8,110,921	$		1,128,524	11,126	0
	04/2024		CNY	14,759			2,082	7	0
	04/2024		DKK	15,614			2,278	19	0
	04/2024		GBP	451,466			572,372	2,562	(7)
	04/2024	$		196,248		CAD	265,620	0	(151)
	04/2024			1,026		GBP	805	0	(10)
	04/2024			5,147		JPY	778,100	0	(7)
	04/2024			811		NZD	1,350	0	(4)
	05/2024		CAD	265,504	$		196,248	151	0
	05/2024		NZD	1,350			811	4	0
	05/2024	$		119,098		EUR	109,804	0	(499)
	05/2024			200		NOK	2,143	0	(3)
	06/2024		KRW	357,927,746	$		272,932	6,594	0
	06/2024	$		304,418		IDR	4,806,301,218	0	(2,270)
	06/2024			1,066,539		INR	88,904,607	158	(3,067)
SSB	04/2024		GBP	8,259	$		10,477	53	0
	04/2024	$		229,646		GBP	181,941	0	(10)
	04/2024			2		HUF	790	0	0
	05/2024		GBP	181,941	$		229,684	11	0
	06/2024	$		1,317		MXN	22,365	12	0
TOR	04/2024		BRL	688,926	$		138,241	879	0
	04/2024	$		47,512		AUD	72,491	0	(273)
	04/2024			137,890		BRL	688,926	0	(528)
	04/2024			309		CHF	279	0	0
	04/2024			550,014		JPY	80,644,100	0	(17,287)
	05/2024		CHF	278	$		309	0	0
	05/2024	$		628		AUD	962	0	(1)
	05/2024			138,241		BRL	691,152	0	(863)
	06/2024			10,755		IDR	169,158,379	0	(121)
UAG	04/2024		AUD	89,197	$		58,300	175	0
	04/2024		EUR	3,869,781			4,196,622	21,710	0
	04/2024		GBP	1,442,757			1,826,888	5,913	0
	04/2024		TRY	356			11	0	0
	04/2024	$		196,166		ZAR	3,673,768	3	(2,444)
	05/2024			58,350		AUD	89,197	0	(176)

Total Forward Foreign Currency Contracts								$362,465	$(246,134)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	97

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
DUB	Call -OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.180%	07/21/2032	174,900	$28,054	$16,740
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.180	07/21/2032	285,300	45,762	68,240
FAR	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.243	08/05/2024	605,500	8,174	57
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.243	08/05/2024	605,500	8,174	22,739
GLM	Call -OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.110	07/26/2032	122,300	19,813	11,408
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.110	07/26/2032	177,300	28,723	43,635
MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.620	07/22/2024	1,798,800	13,491	34
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.620	07/22/2024	1,798,800	13,491	35,722
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.590	07/19/2024	1,277,500	17,566	157
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.590	07/19/2024	1,277,500	17,566	40,582
	Call -OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.400	07/20/2027	140,900	18,592	7,042
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.400	07/20/2027	158,900	20,967	34,178
	Call -OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.170	07/19/2032	141,400	22,426	13,396
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.170	07/19/2032	159,400	25,281	38,198
NGF	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.645	07/22/2024	1,955,700	27,966	280
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.645	07/22/2024	1,955,700	27,966	60,072

Total Purchased Options							$344,012	$392,480

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
DUB	Call - OTC USD versus MXN	MXN	18.150	02/06/2025	146,572	$(6,712)	$(3,524)
	Call - OTC USD versus MXN		18.100	02/11/2025	58,545	(2,668)	(1,473)
	Call - OTC USD versus MXN		18.150	02/13/2025	146,362	(6,530)	(3,616)
MYI	Call - OTC USD versus MXN		18.230	01/29/2025	147,406	(7,066)	(3,267)
	Call - OTC USD versus MXN		18.250	01/30/2025	147,407	(7,083)	(3,256)
	Call - OTC USD versus MXN		18.150	02/10/2025	147,355	(6,632)	(3,586)

						$(36,691)	$(18,722)

98	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2024

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.690%	04/02/2024	84,500	$(663)	$0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.690	04/02/2024	84,500	(663)	(1,910)
	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.500	04/08/2024	115,100	(212)	(25)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.850	04/08/2024	115,100	(212)	(10)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.550	04/15/2024	67,600	(207)	(289)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.810	04/15/2024	67,600	(207)	(30)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.560	04/18/2024	67,700	(201)	(377)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.850	04/18/2024	67,700	(201)	(33)
CKL	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.480	04/29/2024	112,700	(165)	(169)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.780	04/29/2024	112,700	(165)	(155)
DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.790	04/08/2024	201,500	(1,551)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.790	04/08/2024	201,500	(1,552)	(4,327)
FAR	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.688	04/02/2024	260,300	(2,037)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.688	04/02/2024	260,300	(2,037)	(5,891)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.781	04/05/2024	287,400	(2,220)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.781	04/05/2024	287,400	(2,220)	(6,205)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.705	04/22/2024	219,100	(728)	(708)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.105	04/22/2024	219,100	(728)	(261)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.690	04/26/2024	213,700	(604)	(782)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.090	04/26/2024	213,700	(604)	(373)
GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.697	04/02/2024	246,400	(1,933)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.697	04/02/2024	246,400	(1,933)	(5,554)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.721	04/08/2024	165,700	(1,251)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.721	04/08/2024	165,700	(1,251)	(3,668)
	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.430	04/12/2024	112,300	(187)	(32)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.770	04/12/2024	112,300	(187)	(78)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	04/08/2024	107,500	(403)	(6)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.900	04/08/2024	107,500	(403)	(241)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	99

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.680%	04/15/2024	107,000	$(364)	$(194)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.080	04/15/2024	107,000	(364)	(95)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.685	04/18/2024	107,000	(423)	(261)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	04/18/2024	108,800	(379)	(430)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.085	04/18/2024	107,000	(423)	(123)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.150	04/18/2024	108,800	(379)	(77)
JPM	Call - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.560	04/22/2024	91,600	(140)	(180)
	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.860	04/22/2024	91,600	(140)	(50)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550	04/12/2024	106,800	(368)	(50)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.950	04/12/2024	106,800	(368)	(249)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.490	04/05/2024	47,400	(147)	(36)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.810	04/05/2024	47,400	(147)	(2)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	2.480	04/25/2024	67,700	(193)	(252)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	2.770	04/25/2024	67,700	(193)	(102)
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	04/02/2024	216,500	(516)	(1)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.250	04/02/2024	216,500	(516)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.624	04/01/2024	108,000	(400)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.627	04/01/2024	108,000	(394)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.688	04/01/2024	108,000	(394)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.024	04/01/2024	108,000	(400)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.027	04/01/2024	108,000	(394)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.088	04/01/2024	108,000	(394)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	04/11/2024	52,700	(199)	(12)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.900	04/11/2024	52,700	(199)	(171)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.678	04/25/2024	106,500	(305)	(342)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.078	04/25/2024	106,500	(305)	(187)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.690	04/26/2024	106,100	(294)	(388)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.090	04/26/2024	106,100	(294)	(185)
NGF	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.785	04/08/2024	201,000	(1,548)	0

100	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2024

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.785%	04/08/2024	201,000	$(1,548)	$(4,326)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.835	04/08/2024	201,000	(1,533)	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.835	04/08/2024	201,000	(1,533)	(4,229)

							$(39,919)	$(43,067)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Cap	2.596%	1-Day USD-SOFR Compounded-OIS	07/23/2025	1,798,800	$(15,754)	$(35,942)
	Put - OTC 1-Year Interest Rate Floor	3.018	1-Day USD-SOFR Compounded-OIS	07/24/2024	3,597,600	(14,360)	0
	Put - OTC 1-Year Interest Rate Floor	2.596	1-Day USD-SOFR Compounded-OIS	07/23/2025	1,798,800	(15,754)	(606)
FAR	Call - OTC 2-Year Interest Rate Cap	2.224	1-Day USD-SOFR Compounded-OIS	08/08/2026	605,500	(10,445)	(23,546)
MYC	Call - OTC 2-Year Interest Rate Cap	2.550	1-Day USD-SOFR Compounded-OIS	07/23/2026	1,277,500	(22,593)	(43,302)
NGF	Call - OTC 2-Year Interest Rate Cap	2.618	1-Day USD-SOFR Compounded-OIS	07/25/2026	1,955,700	(35,887)	(64,089)
FAR	Put - OTC 2-Year Interest Rate Floor	2.224	1-Day USD-SOFR Compounded-OIS	08/08/2026	605,500	(10,445)	(1,031)
MYC	Put - OTC 2-Year Interest Rate Floor	2.550	1-Day USD-SOFR Compounded-OIS	07/23/2026	1,277,500	(22,593)	(2,872)
NGF	Put - OTC 2-Year Interest Rate Floor	2.618	1-Day USD-SOFR Compounded-OIS	07/25/2026	1,955,700	(35,887)	(4,770)

						$(183,718)	$(176,158)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	$95.078	04/04/2024	61,300	$(230)	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	95.156	04/04/2024	53,400	(204)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	96.180	04/04/2024	60,500	(236)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	96.766	04/04/2024	95,600	(261)	(24)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	98.078	04/04/2024	61,300	(182)	(35)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	98.156	04/04/2024	53,400	(138)	(23)
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	95.656	05/06/2024	192,400	(917)	(287)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	97.656	05/06/2024	192,400	(661)	(1,186)
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 06/01/2054	96.195	06/06/2024	95,900	(465)	(410)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	101

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 06/01/2054	$99.195	06/06/2024	95,900	$(296)	$(235)
MSC	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 04/01/2054	96.906	04/04/2024	127,100	(715)	(46)
	Put - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	95.672	05/06/2024	103,400	(485)	(156)
	Call - OTC Uniform Mortgage-Backed Security, TBA 5.000% due 05/01/2054	97.672	05/06/2024	103,400	(396)	(628)

					$(5,186)	$(3,033)

Total Written Options					$(265,514)	$(240,980)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(4)	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BOA	HSBC Holdings PLC	(1.000)%	Quarterly	06/20/2024	0.202%	EUR	5,300	$72	$(85)	$0	$(13)
CBK	HSBC Holdings PLC	(1.000)	Quarterly	06/20/2024	0.202		20,000	169	(215)	0	(46)
GST	HSBC Holdings PLC	(1.000)	Quarterly	06/20/2024	0.202		10,000	90	(113)	0	(23)
JPM	HSBC Holdings PLC	(1.000)	Quarterly	06/20/2024	0.202		40,000	371	(463)	0	(92)

								$702	$(876)	$0	$(174)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(4)	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BOA	South Africa Government International Bond	1.000%	Quarterly	12/20/2026	1.600%	$	10,600	$(464)	$305	$0	$(159)
	Turkey Government International Bond	1.000	Quarterly	06/20/2024	0.491		7,900	(724)	735	11	0
	Turkey Government International Bond	1.000	Quarterly	12/20/2024	0.668		39,800	(4,386)	4,485	99	0
BPS	Colombia Government International Bond	1.000	Quarterly	06/20/2027	1.005		47,700	(2,287)	2,296	9	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2027	1.202		3,100	(276)	256	0	(20)
	Turkey Government International Bond	1.000	Quarterly	12/20/2024	0.668		4,400	(316)	327	11	0
	Turkey Government International Bond	1.000	Quarterly	06/20/2025	1.070		2,600	(445)	444	0	(1)
BRC	Colombia Government International Bond	1.000	Quarterly	12/20/2026	0.871		140,500	(6,441)	6,953	512	0
	Turkey Government International Bond	1.000	Quarterly	06/20/2024	0.491		82,100	(7,269)	7,387	118	0
	Turkey Government International Bond	1.000	Quarterly	12/20/2024	0.668		171,490	(21,145)	21,572	427	0
CBK	Brazil Government International Bond	1.000	Quarterly	12/20/2024	0.274		89,500	(1,546)	2,046	500	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	0.224		14,900	(152)	183	31	0

102	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2024

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(4)	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
	Colombia Government International Bond	1.000%	Quarterly	12/20/2024	0.274%	$	49,600	$195	$81	$276	$0
	Colombia Government International Bond	1.000	Quarterly	06/20/2027	1.005		6,100	(219)	220	1	0
	Israel Government International Bond	1.000	Quarterly	06/20/2027	0.915		67,700	(340)	558	218	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	0.122		40,400	(653)	749	96	0
	Turkey Government International Bond	1.000	Quarterly	06/20/2024	0.491		11,000	(985)	1,001	16	0
	Turkey Government International Bond	1.000	Quarterly	12/20/2024	0.668		8,500	(886)	907	21	0
DUB	Eskom «	4.650	Quarterly	06/30/2029	0.055		50,500	0	3,369	3,369	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	1.600		17,500	(769)	507	0	(262)
	Turkey Government International Bond	1.000	Quarterly	12/20/2024	0.668		13,100	(1,509)	1,542	33	0
GST	Brazil Government International Bond	1.000	Quarterly	12/20/2024	0.274		87,700	(1,365)	1,855	490	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2027	1.005		59,100	(2,190)	2,201	11	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2027	1.202		25,400	(2,264)	2,099	0	(165)
	Equinix, Inc.	5.000	Quarterly	06/20/2027	0.993		18,800	2,628	(354)	2,274	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.153		43,000	(358)	636	278	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2027	0.640		1,560	(65)	85	20	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2028	0.835		9,700	(102)	173	71	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	1.600		8,900	(400)	267	0	(133)
	Turkey Government International Bond	1.000	Quarterly	06/20/2024	0.491		22,500	(2,118)	2,150	32	0
	Turkey Government International Bond	1.000	Quarterly	12/20/2024	0.668		67,500	(7,534)	7,702	168	0
HUS	Brazil Government International Bond	1.000	Quarterly	06/20/2024	0.221		25,600	(749)	804	55	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	0.224		12,600	(36)	63	27	0
JPM	Colombia Government International Bond	1.000	Quarterly	06/20/2027	1.005		8,800	(339)	341	2	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2026	0.360		21,600	(169)	469	300	0
MBC	Turkey Government International Bond	1.000	Quarterly	12/20/2024	0.668		10,500	(1,145)	1,171	26	0
MYC	Colombia Government International Bond	1.000	Quarterly	06/20/2027	1.005		61,200	(2,202)	2,213	11	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2027	1.202		70,400	(6,276)	5,820	0	(456)
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.153		35,400	(184)	413	229	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2025	0.315		3,700	(51)	95	44	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2026	0.461		48,100	74	602	676	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	103

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(4)	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
	Mexico Government International Bond	1.000%	Quarterly	06/20/2027	0.531%	$	40,060	$(136)	$705	$569	$0
	Mexico Government International Bond	1.000	Quarterly	06/20/2028	0.723		17,400	(337)	528	191	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2028	0.835		82,600	(872)	1,479	607	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2026	1.600		229,100	(10,035)	6,602	0	(3,433)
	Turkey Government International Bond	1.000	Quarterly	06/20/2024	0.491		19,700	(1,909)	1,937	28	0
	Turkey Government International Bond	1.000	Quarterly	12/20/2024	0.668		28,000	(3,159)	3,229	70	0

								$(91,910)	$99,208	$11,927	$(4,629)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
BOA	ABX.HE.AAA.7-1 Index «	0.090%	Monthly	08/25/2037	$31,771	$(20,841)	$17,685	$0	$(3,156)
	ABX.HE.AAA.7-2 Index «	0.760	Monthly	01/25/2038	3,309	(2,142)	1,818	0	(324)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	249	(7)	7	0	0
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063	320	(1)	1	0	0
BRC	ABX.HE.AAA.6-2 Index «	0.110	Monthly	05/25/2046	3,433	(900)	701	0	(199)
	ABX.HE.AAA.7-1 Index «	0.090	Monthly	08/25/2037	9,991	(6,585)	5,592	0	(993)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	16	(1)	1	0	0
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063	736	(23)	23	0	0
	PRIMEX.ARM.2-AAA Index «	4.580	Monthly	12/25/2037	1,148	36	(20)	16	0
CBK	ABX.HE.AA.6-1 Index «	0.320	Monthly	07/25/2045	5,412	(2,638)	2,236	0	(402)
	ABX.HE.AAA.7-1 Index «	0.090	Monthly	08/25/2037	76,730	(50,412)	42,790	0	(7,622)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	66	(3)	3	0	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	48,641	(1,771)	1,763	0	(8)
DUB	ABX.HE.AAA.7-1 Index «	0.090	Monthly	08/25/2037	13,987	(9,190)	7,801	0	(1,389)
	ABX.HE.AAA.7-2 Index «	0.760	Monthly	01/25/2038	11,044	(7,150)	6,067	0	(1,083)
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	62,000	(1,006)	978	0	(28)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	210	(5)	5	0	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	827	(51)	52	1	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	9,922	(997)	993	0	(4)
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063	400	(8)	8	0	0
FBF	ABX.HE.AA.6-2 Index «	0.170	Monthly	05/25/2046	22,200	(19,760)	16,228	0	(3,532)
	ABX.HE.AA.7-1 Index «	0.150	Monthly	08/25/2037	103	(81)	73	0	(8)
	ABX.HE.AAA.7-1 Index «	0.090	Monthly	08/25/2037	67,154	(45,443)	38,772	0	(6,671)
	ABX.HE.AAA.7-2 Index «	0.760	Monthly	01/25/2038	45,593	(30,523)	26,052	0	(4,471)
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	27,200	(190)	102	0	(88)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	370	(8)	8	0	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	61,814	(1,427)	1,401	0	(26)
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063	800	(17)	17	0	0
GST	ABX.HE.AAA.6-2 Index «	0.110	Monthly	05/25/2046	6,161	(1,613)	1,255	0	(358)
	ABX.HE.AAA.7-1 Index «	0.090	Monthly	08/25/2037	75,316	(25,974)	18,492	0	(7,482)
	ABX.HE.AAA.7-2 Index «	0.760	Monthly	01/25/2038	22,240	(3,648)	1,467	0	(2,181)
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	401,450	(4,763)	4,584	0	(179)
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	5,000	(8)	(8)	0	(16)
	CMBX.NA.AAA.13 Index	0.500	Monthly	12/16/2072	70,800	109	(470)	0	(361)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	73	(3)	3	0	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	807,542	1,968	(2,108)	0	(140)
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	195,165	(8,298)	8,217	0	(81)
	CMBX.NA.AS.9 Index	1.000	Monthly	09/17/2058	20,000	(1,505)	1,472	0	(33)

104	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2024

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
JPM	ABX.HE.AA.6-2 Index «	0.170%	Monthly	05/25/2046	$745	$(314)	$195	$0	$(119)
	ABX.HE.AA.7-1 Index «	0.150	Monthly	08/25/2037	28	(17)	15	0	(2)
	ABX.HE.AA.7-2 Index «	1.920	Monthly	01/25/2038	150	(84)	47	0	(37)
JPS	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	319,300	(5,507)	5,365	0	(142)
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	433	(16)	16	0	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	572,799	(34,586)	34,487	0	(99)
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	297,660	(2,663)	2,539	0	(124)
MEI	ABX.HE.AAA.6-2 Index «	0.110	Monthly	05/25/2046	4,861	(1,227)	945	0	(282)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	11	0	0	0	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	210	(9)	9	0	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	141,546	(9,220)	9,195	0	(25)
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	157,164	(12,306)	12,241	0	(65)
MYC	ABX.HE.AAA.6-2 Index «	0.110	Monthly	05/25/2046	47,745	(8,038)	5,267	0	(2,771)
	ABX.HE.AAA.7-1 Index «	0.090	Monthly	08/25/2037	15,985	(10,486)	8,898	0	(1,588)
	ABX.HE.AAA.7-2 Index «	0.760	Monthly	01/25/2038	8,272	(5,357)	4,546	0	(811)
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	81,300	(1,373)	1,337	0	(36)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	52	(1)	1	0	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	82	(4)	4	0	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	63,136	(4,402)	4,391	0	(11)
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	8,930	(888)	884	0	(4)
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063	748	(31)	31	0	0
SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	454,800	(1,564)	1,361	0	(203)
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054	82,900	392	(522)	0	(130)
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	98,300	(134)	(185)	0	(319)
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	40,080	(2,195)	2,188	0	(7)
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	7,640	98	(101)	0	(3)
UAG	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	76	(3)	3	0	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	79	(4)	4	0	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	50,587	(3,016)	3,007	0	(9)

						$(347,834)	$300,229	$17	$(47,622)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/ Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	iBoxx USD Liquid Investment Grade Index	N/A	1.128% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/20/2024	$45,200	$564	$(712)	$0	$(148)
JPM	Receive	iBoxx USD Liquid Investment Grade Index	N/A	1.128% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/20/2024	45,300	471	(910)	0	(439)

								$1,035	$(1,622)	$0	$(587)

Total Swap Agreements								$(438,007)	$396,939	$11,944	$(53,012)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	105

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2024:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
AZD	$28	$0	$0	$28	$(39)	$0	$0	$(39)	$(11)	$0	$(11)
BOA	17,967	0	110	18,077	(334)	0	(3,652)	(3,986)	14,091	(10,450)	3,641
BPS	77,805	0	20	77,825	(60,118)	0	(169)	(60,287)	17,538	(19,760)	(2,222)
BRC	20,217	0	1,073	21,290	(8,788)	0	(1,192)	(9,980)	11,310	(6,910)	4,400
BSH	9,697	0	0	9,697	(7,372)	0	0	(7,372)	2,325	0	2,325
BSS	0	0	0	0	0	0	0	0	0	(3,040)	(3,040)
CBK	15,929	0	1,159	17,088	(20,116)	(2,674)	(8,078)	(30,868)	(13,780)	4,955	(8,825)
CKL	0	0	0	0	0	(324)	0	(324)	(324)	0	(324)
DUB	36,076	84,980	3,403	124,459	(20,206)	(12,940)	(2,766)	(35,912)	88,547	(4,360)	84,187
FAR	5,419	22,796	0	28,215	(18,069)	(38,797)	0	(56,866)	(28,651)	11,653	(16,998)
FBF	0	0	0	0	0	0	(14,796)	(14,796)	(14,796)	16,125	1,329
GLM	70,822	55,043	0	125,865	(16,738)	(10,759)	0	(27,497)	98,368	(41,780)	56,588
GST	0	0	3,344	3,344	0	0	(11,152)	(11,152)	(7,808)	9,994	2,186
HUS	0	0	82	82	0	0	0	0	82	(240)	(158)
JPM	27,821	0	302	28,123	(22,834)	(3,124)	(689)	(26,647)	1,476	(4,798)	(3,322)
JPS	0	0	0	0	0	0	(365)	(365)	(365)	454	89
MBC	15,320	0	26	15,346	(12,641)	0	0	(12,641)	2,705	(4,030)	(1,325)
MEI	0	0	0	0	0	0	(372)	(372)	(372)	403	31
MSC	0	0	0	0	0	(830)	0	(830)	(830)	983	153
MYC	0	169,309	2,425	171,734	0	(84,009)	(9,110)	(93,119)	78,615	7,327	85,942
MYI	15,617	0	0	15,617	(30,562)	(10,109)	0	(40,671)	(25,054)	23,569	(1,485)
NGF	0	60,352	0	60,352	0	(77,414)	0	(77,414)	(17,062)	11,994	(5,068)
RBC	370	0	0	370	(596)	0	0	(596)	(226)	(460)	(686)
SAL	0	0	0	0	0	0	(662)	(662)	(662)	706	44
SCX	20,621	0	0	20,621	(6,018)	0	0	(6,018)	14,603	(13,440)	1,163
SSB	76	0	0	76	(10)	0	0	(10)	66	0	66
TOR	879	0	0	879	(19,073)	0	0	(19,073)	(18,194)	17,196	(998)
UAG	27,801	0	0	27,801	(2,620)	0	(9)	(2,629)	25,172	(9,330)	15,842

Total Over the Counter	$362,465	$392,480	$11,944	$766,889	$(246,134)	$(240,980)	$(53,012)	$(540,126)

(q)

Securities with an aggregate market value of $105,359 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2024.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

106	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2024

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3,639	$3,639
Swap Agreements	0	2,391	0	0	181,653	184,044

	$0	$2,391	$0	$0	$185,292	$187,683

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$362,465	$0	$362,465
Purchased Options	0	0	0	0	392,480	392,480
Swap Agreements	0	11,944	0	0	0	11,944

	$0	$11,944	$0	$362,465	$392,480	$766,889

	$0	$14,335	$0	$362,465	$577,772	$954,572

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$987	$987
Futures	0	0	0	0	17,389	17,389
Swap Agreements	0	230	0	0	172,860	173,090

	$0	$230	$0	$0	$191,236	$191,466

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$246,134	$0	$246,134
Written Options	0	0	0	18,722	222,258	240,980
Swap Agreements	0	52,425	0	0	587	53,012

	$0	$52,425	$0	$264,856	$222,845	$540,126

	$0	$52,655	$0	$264,856	$414,081	$731,592

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	107

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the year ended March 31, 2024:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$62,723	$62,723
Futures	0	0	0	0	370,668	370,668
Swap Agreements	0	807,054	0	0	(2,189,116)	(1,382,062)

	$0	$807,054	$0	$0	$(1,755,725)	$(948,671)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(41,121)	$0	$(41,121)
Purchased Options	0	0	0	0	(10,793)	(10,793)
Written Options	0	0	0	0	215,096	215,096
Swap Agreements	0	85,258	0	0	2,545	87,803

	$0	$85,258	$0	$(41,121)	$206,848	$250,985

	$0	$892,312	$0	$(41,121)	$(1,548,877)	$(697,686)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(13,521)	$(13,521)
Futures	0	0	0	0	588,280	588,280
Swap Agreements	0	133,126	0	0	3,467,210	3,600,336

	$0	$133,126	$0	$0	$4,041,969	$4,175,095

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$229,145	$0	$229,145
Purchased Options	0	0	0	0	58,592	58,592
Written Options	0	0	0	17,969	12,164	30,133
Swap Agreements	0	35,444	0	0	(3,408)	32,036

	$0	$35,444	$0	$247,114	$67,348	$349,906

	$0	$168,570	$0	$247,114	$4,109,317	$4,525,001

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
Investments in Securities, at Value
Loan Participations and Assignments	$0	$1,416,605	$1,852,767	$3,269,372
Corporate Bonds & Notes
Banking & Finance	9,636	6,408,304	82,319	6,500,259
Industrials	0	4,584,474	79,608	4,664,082
Utilities	0	3,006,082	0	3,006,082
Convertible Bonds & Notes
Banking & Finance	0	127	0	127
Industrials	0	40,113	0	40,113
Municipal Bonds & Notes
California	0	30,119	0	30,119
Illinois	0	50,863	0	50,863
Puerto Rico	0	9,984	0	9,984

108	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2024

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024
U.S. Government Agencies	$0	$91,692,215	$0	$91,692,215
U.S. Treasury Obligations	0	19,781,896	0	19,781,896
Non-Agency Mortgage-Backed Securities	8,252	44,609,797	2,242,663	46,860,712
Asset-Backed Securities	19,800	25,904,768	956,696	26,881,264
Sovereign Issues	0	8,653,180	0	8,653,180
Common Stocks
Consumer Discretionary	0	0	18	18
Energy	0	0	265	265
Financials	7,561	0	218,814	226,375
Health Care	0	0	44	44
Industrials	0	0	7,335	7,335
Real Estate	1,237	0	0	1,237
Warrants
Financials	0	0	371	371
Preferred Securities
Banking & Finance	0	712,211	0	712,211
Real Estate Investment Trusts
Real Estate	352,982	0	0	352,982
U.S. Government Agencies	0	0	0	0
Corporate Bonds & Notes	0	0	0	0
Non-Agency Mortgage-Backed Securities	0	0	0	0
Short-Term Instruments
Commercial Paper	0	2,254,666	0	2,254,666
Repurchase Agreements	0	17,295	0	17,295
Short-Term Notes	0	21,021	0	21,021
U.S. Treasury Bills	0	85,803	0	85,803

	$399,468	$209,279,523	$5,440,900	$215,119,891

Investments in Affiliates, at Value
Common Stocks
Communication Services	$102,792	$0	$22,975	$125,767
Health Care	0	0	295,175	295,175
Industrials	0	0	134,618	134,618
Utilities	0	0	161,623	161,623
Short-Term Instruments
Central Funds Used for Cash Management Purposes	7,513,918	0	0	7,513,918

	$7,616,710	$0	$614,391	$8,231,101

Total Investments	$8,016,178	$209,279,523	$6,055,291	$223,350,992

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(873,842)	$0	$(873,842)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,060	186,499	0	187,559
Over the counter	0	763,504	3,385	766,889

	$1,060	$950,003	$3,385	$954,448

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(4,540)	(186,926)	0	(191,466)
Over the counter	0	(494,645)	(45,481)	(540,126)

	$(4,540)	$(681,571)	$(45,481)	$(731,592)

Total Financial Derivative Instruments	$(3,480)	$268,432	$(42,096)	$222,856

Totals	$8,012,698	$208,674,113	$6,013,195	$222,700,006

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	109

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2024:

Category and Subcategory	Beginning Balance at 03/31/2023	Net Purchases(1)	Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2024	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2024(2)
Investments in Securities, at Value
Loan Participations and Assignments	$1,706,043	$1,146,956	$(1,044,638)	$19,614	$109,397	$6,029	$0	$(90,634)	$1,852,767	$29,988
Corporate Bonds & Notes
Banking & Finance(3)	54,821	41,718	(13,060)	136	58	(5,348)	3,994	0	82,319	(5,261)
Industrials	3,569	76,800	(689)	11	3	(86)	0	0	79,608	(80)
Non-Agency Mortgage-Backed Securities	441,807	1,959,955	(214,193)	140	2,239	18,332	34,383	0	2,242,663	8,379
Asset-Backed Securities	731,293	882,296	(166,960)	1,864	31,112	(56,711)	10,577	(476,775)	956,696	(33,205)
Sovereign Issues	115,677	0	(536,361)	(5,820)	(744,198)	1,766,530	0	(595,828)	0	0
Common Stocks
Consumer Discretionary	0	2,432	0	0	0	(2,414)	0	0	18	(2,413)
Energy	265	0	0	0	0	0	0	0	265	0
Financials	195,113	0	0	0	0	23,701	0	0	218,814	23,265
Health Care	55	0	(267)	0	0	256	0	0	44	(11)
Industrials	435	7,264	0	0	(37)	(327)	0	0	7,335	(327)
Rights
Industrials	5,627	0	(8,297)	0	8,297	(5,627)	0	0	0	0
Warrants
Financials	369	0	0	0	0	2	0	0	371	2
Industrials(4)	5,794	0	(7,907)	0	7,907	(5,794)	0	0	0	0
Information Technology	69,348	0	(44,078)	0	0	(25,270)	0	0	0	0
Preferred Securities Industrials	7,716	0	0	0	0	(7,716)	0	0	0	0

	$3,337,932	$4,117,421	$(2,036,450)	$15,945	$(585,222)	$1,705,557	$48,954	$(1,163,237)	$5,440,900	$20,337

Investments in Affiliates, at Value
Common Stocks
Communication Services	42,873	0	0	0	0	(19,898)	0	0	22,975	(19,897)
Health Care	0	249,375	0	0	0	45,800	0	0	295,175	45,800
Industrials(5)	142,134	0	0	0	0	(7,516)	0	0	134,618	(7,515)
Utilities	0	44,078	0	0	0	117,545	0	0	161,623	117,544

Financial Derivative Instruments - Assets
Over the counter	$33	$13	$(7)	$0	$(10)	$3,356	$0	$0	$3,385	$3,375

Financial Derivative Instruments - Liabilities
Over the counter	$0	$0	$0	$0	$0	$0	$(45,481)	$0	$(45,481)	$0

Totals	$3,522,972	$4,410,887	$(2,036,457)	$15,945	$(585,232)	$1,844,844	$3,473	$(1,163,237)	$6,013,195	$159,644

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2024	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$871,347	Comparable Companies	EBITDA Multiple	X	14.000	—
	825,306	Discounted Cash Flow	Discount Rate		8.760-11.780	9.302
	156,114	Recent Transaction	Purchase Price		98.000	—
Corporate Bonds & Notes
Banking & Finance	43,443	Discounted Cash Flow	Discount Rate		6.230-10.000	6.522
	3,994	Expected Recovery	Recovery Rate		17.490	—
	34,882	Proxy Pricing	Base Price		94.271-100.069	96.946
Industrials	2,808	Discounted Cash Flow	Discount Rate		7.510-15.370	9.623
	76,800	Recent Transaction	Purchase Price		100.000	—

110	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2024

Category and Subcategory	Ending Balance at 03/31/2024		Valuation Technique	Unobservable Inputs			(% Unless Noted Otherwise)
							Input Value(s)		Weighted Average
Non-Agency Mortgage-Backed Securities	$237,385		Discounted Cash Flow	Discount Rate			10.000-16.200		10.948
	36,982		Fair Valuation of Odd Lot Positions	Adjustment Factor			2.500		—
	1,968,296		Proxy Pricing	Base Price			48.578-103.750		93.454
Asset-Backed Securities	399,185		Discounted Cash Flow	Discount Rate			6.580-30.000		21.862
	11,498		Fair Valuation of Odd Lot Positions	Adjustment Factor			2.500		—
	546,013		Proxy Pricing	Base Price			0.000(7)-19,818.381		780.346
Common Stocks
Consumer Discretionary	18		Other Valuation Techniques(6)	—			—		—
Energy	265		Comparable Companies	EBITDA Multiple	X		4.300		—
Financials	218,810		Comparable Companies	EBITDA Multiple			4.000		—
	4		Option Pricing Model	Volatility			60.870		—
Health Care	44		Discounted Cash Flow	Discount Rate			20.000		—
Industrials	7,317		Indicative Market Quotation	Broker Quote	$		2.625-24.125		21.761
	18		Other Valuation Techniques(6)	—			—		—
Warrants
Financials	371		Option Pricing Model	Volatility			40.000		—

Investments in Affiliates, at Value
Common Stocks
Communication Services	22,975		Reference Instrument	Stock Price w/Liquidity Discount			10.000		—
Health Care	295,175		Comparable Companies	EBITDA Multiple			14.000		—
Industrials	134,616		Comparable Companies/Discounted Cash Flow	Revenue Multiple/EBITDA Multiple/ Discount Rate	X/X/	%	0.560/7.180/10.000		—
	2		Expected Recovery	Price	$		0.000	(8)	—
Utilities	161,623		Comparable Companies	EBITDA Multiple	X		6.100		—

Financial Derivative Instruments - Assets
Over the counter	3,385		Indicative Market Quotation	Broker Quote			0.920-5.510		5.489

Financial Derivative Instruments - Liabilities
Over the counter	(45,481)		Indicative Market Quotation	Broker Quote			75.000-94.000		89.846

Total	$6,013,195	(7)

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2024 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Security type updated from Asset-Backed Securities to Corporate Bonds & Notes since prior fiscal year end.
(4)	Sector type updated from Financials to Industrials since prior fiscal year end.
(5)	Sector type updated from Consumer Discretionary to Industrials since prior fiscal year end.
(6)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.
(7)	Input Value is 0.00000001.
(8)	Input Value is 0.0001.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2024	111

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO Income Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

The Fund has established a Delaware limited liability company, the “Subsidiary”, which is wholly-owned and controlled by the Fund. See Note 14, Basis for Consolidation, in the Notes to Financial Statements for more information regarding the Subsidiary.

Hereinafter, the Board of Trustees of the Fund shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

112	PIMCO INCOME FUND

March 31, 2024

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable. A debt obligation may be granted, in certain situations, a contractual or non-contractual forbearance for interest payments that are expected to be paid after agreed upon pay dates.

(b) Foreign Taxes The Fund may be subject to foreign taxes on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Consolidated Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of March 31, 2024, if any, are disclosed in the Consolidated Statement of Assets and Liabilities.

(c) Foreign Currency Translation The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(d) Multi-Class Operations Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares

ANNUAL REPORT	MARCH 31, 2024	113

Notes to Financial Statements (Cont.)

may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(e) Distributions to Shareholders Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year. The Fund may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Separately, if the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

114	PIMCO INCOME FUND

March 31, 2024

(f) New Accounting Pronouncements and Regulatory Updates In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, Reference Rate Reform (Topic 848), which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred or will occur during the period March 12, 2020 through December 31, 2024. In January 2021 and December 2022, FASB issued ASU 2021-01 and ASU 2022-06, which include additional amendments to Topic 848. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Fund’s investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Fund’s financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the U.S. Securities and Exchange Commission (“SEC”) adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule amendments were effective as of January 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading. As such, beginning in July 2024, the Fund must comply with certain new requirements which include, but are not limited to, making significant updates to the content of its shareholder reports and mailing paper copies of the new tailored shareholder reports to shareholders who have not opted to receive shareholder report documents electronically. At this time, management is evaluating the implications of these changes on the financial statements.

The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule 15c6-1) and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one business day after the trade date (T+1). The effective date was May 5, 2023, and compliance with the amendments is required as of May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

In September 2023, the SEC adopted amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule in a number of ways that are expected to result in an increase in the types of fund names that would require the fund to adopt an 80% investment

ANNUAL REPORT	MARCH 31, 2024	115

Notes to Financial Statements (Cont.)

policy under the rule. Additionally, the amendments address deviations from a fund’s 80% investment policy and the use and valuation of derivatives instruments for purposes of the rule. The amendments were effective as of December 11, 2023, but the SEC is providing a 24-month compliance period following the effective date for fund groups with net assets of $1 billion or more (and a 30-month compliance period for fund groups with net assets of less than $1 billion). At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The NAV of the Fund’s shares, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange or the NYSE Close if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and

116	PIMCO INCOME FUND

March 31, 2024

application of methodologies for determining and calculating the fair value of Fund portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value

ANNUAL REPORT	MARCH 31, 2024	117

Notes to Financial Statements (Cont.)

of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Whole loans may be fair valued using inputs that take into account borrower- or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual loan; any new borrower- or loan-level data received in written reports periodically by the Fund normally will be taken into account in calculating the NAV. The Fund’s whole loan investments, including those originated by the Fund or through an alternative lending platform, generally are fair valued in accordance with procedures approved by the Board.

Fair valuation may require subjective determinations about the value of a security. While the Trust’s and Valuation Designee’s policies and procedures are intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the

118	PIMCO INCOME FUND

March 31, 2024

investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Sources (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Sources or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds,

ANNUAL REPORT	MARCH 31, 2024	119

Notes to Financial Statements (Cont.)

credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally

120	PIMCO INCOME FUND

March 31, 2024

determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indexes, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

ANNUAL REPORT	MARCH 31, 2024	121

Notes to Financial Statements (Cont.)

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Option Pricing Model is a commonly accepted method of allocating enterprise value across a capital structure. The method may be utilized when a capital structure includes multiple instruments with varying rights and preferences, there is no short term exit horizon, the nature of an exit event is unknown, or if the enterprise value is not sufficient to cover outstanding debt and preferred claims. The Option Pricing Model can also be used as a method to estimate enterprise value by ‘back-solving’ if there are recent indicative transactions for securities with the same issuer. The Option Pricing Model uses Black-Scholes option pricing, a generally accepted option model typically used to value call options, puts, warrants, and convertible preferred securities. Significant changes in unobservable inputs would result in direct changes in the fair value of the security. These securities are categorized as level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Securities that are smaller in size than institutional-sized or round lot positions of the particular security/instrument type may apply an adjustment factor to the daily vendor-provided price for the corresponding round lot position to arrive at a fair value for the applicable odd lot positions. The adjustment factor is determined by comparing the prices of internal trades with vendor prices, calculating the weighted average differences, and using that difference as an adjustment factor to vendor prices. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by Act, rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in

122	PIMCO INCOME FUND

March 31, 2024

connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. The Fund may invest in certain other series of the Trust, series of PIMCO ETF Trust, and series of PIMCO Equity Series (each series, an “Underlying Fund” and collectively, the “Underlying Funds”). A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as applicable. The table below shows the Fund’s transactions in and earnings from investments in the affiliated Fund for the period ended March 31, 2024 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2024	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$6,104,323	$54,880,043	$(53,474,300)	$468	$3,384	$7,513,918	$462,029	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

An affiliate includes any company in which the Fund owns 5% or more of the company’s outstanding voting shares. The table below represents transactions in and earnings from these affiliated issuers for the period ended March 31, 2024 (amounts in thousands†, except number of shares).

Security Name	Market Value at 03/31/2023	Purchases at cost	Proceeds from Sale	Net Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value at 03/31/2024	Dividend Income	Shares Held at 03/31/2024
Amsurg Equity	$0	$249,375	$0	$0	$45,800	$295,175	$0	5,968,052
Clear Channel Outdoor Holdings, Inc.	61,035	0	0	0	22,888	83,923	0	50,862,666
iHeartMedia, Inc. ‘A’	35,209	0	0	0	(16,340)	18,869	0	9,028,024
iHeartMedia, Inc. ‘B’	42,873	0	0	0	(19,898)	22,975	0	12,214,441
Neiman Marcus Group Ltd. LLC	142,132	0	0	0	(7,516)	134,616	0	919,864
Sierra Hamilton Holder LLC	2	0	0	0	0	2	0	15,369,768
Windstream Units	0	44,078	0	0	117,545	161,623	0	5,118,377

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2024	123

Notes to Financial Statements (Cont.)

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Delayed-Delivery Transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

124	PIMCO INCOME FUND

March 31, 2024

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. Unfunded loan commitments are reflected as a liability on the Consolidated Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the

ANNUAL REPORT	MARCH 31, 2024	125

Notes to Financial Statements (Cont.)

Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) risks related to the capability of the servicer of the securitized assets; (iv) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, (v) the structure and complexity of the transaction and the legal documents may not be fully understood at the time of investment and could lead to disputes with the issuer or among investors regarding the characterization of proceeds or unexpected investment results; and (vi) the CDO’s manager may perform poorly.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Consolidated Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Consolidated Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Consolidated Statement of Assets and Liabilities.

Perpetual Bonds are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

126	PIMCO INCOME FUND

March 31, 2024

Real Estate Investment Trusts (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so to the extent the Fund invests in REITs, the Fund will bear its proportionate share of the costs of the REITs’ operations.

Restricted Investments are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund as of March 31, 2024, as applicable, are disclosed in the Notes to Consolidated Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of

ANNUAL REPORT	MARCH 31, 2024	127

Notes to Financial Statements (Cont.)

FNMA and FHLMC certificates. The long-term effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity.

Warrants are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

128	PIMCO INCOME FUND

March 31, 2024

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians (in the case of tri-party repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, the Fund has used bilateral repurchase agreements wherein the underlying securities will be held by the Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income

ANNUAL REPORT	MARCH 31, 2024	129

Notes to Financial Statements (Cont.)

adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended March 31, 2024, the Fund did not participate in the Interfund Lending Program.

130	PIMCO INCOME FUND

March 31, 2024

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying

ANNUAL REPORT	MARCH 31, 2024	131

Notes to Financial Statements (Cont.)

degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate-Capped Options may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Fund from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

132	PIMCO INCOME FUND

March 31, 2024

Options on Exchange-Traded Futures Contracts (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in

ANNUAL REPORT	MARCH 31, 2024	133

Notes to Financial Statements (Cont.)

general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may fail to perform or meet an obligation or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the

134	PIMCO INCOME FUND

March 31, 2024

Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indexes involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indexes are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indexes may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indexes are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indexes changes periodically, usually every six months, and for most indexes, each name has an equal weight in the index. Credit default swaps on credit indexes may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indexes are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indexes, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

ANNUAL REPORT	MARCH 31, 2024	135

Notes to Financial Statements (Cont.)

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or ‘‘cap’’, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or ‘‘floor’’, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

136	PIMCO INCOME FUND

March 31, 2024

Interest Rate Risk is the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the

ANNUAL REPORT	MARCH 31, 2024	137

Notes to Financial Statements (Cont.)

Fund. The Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Non-centrally-cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally-cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and the Fund’s performance.

Equity Risk is the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities. In addition, preferred securities may be subject to greater credit risk or other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rates, regulatory changes and special redemption rights.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. The Fund may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with the other of the Fund’s guidelines), which generally carry higher levels of the foregoing risks.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

138	PIMCO INCOME FUND

March 31, 2024

Leveraging Risk is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to the Fund.

Distribution Rate Risk is the risk that the Fund’s distribution rate may change unexpectedly as a result of numerous factors, including changes in realized and projected market returns, fluctuations in market interest rates, Fund performance and other factors.

Contingent Convertible Securities Risk is the risk of investing in contingent convertible securities, including the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that principal amount due can be written down to a lesser amount (including potentially to zero), and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Fund.

LIBOR Transition Risk is the risk related to the discontinuation and replacement of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely or relied in some fashion upon LIBOR. Although the transition process away from LIBOR for most instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or the continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain and could result in losses to the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

ANNUAL REPORT	MARCH 31, 2024	139

Notes to Financial Statements (Cont.)

Market Disruption Risk The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund.

Government Intervention in Financial Markets Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/ or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal

140	PIMCO INCOME FUND

March 31, 2024

business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders may suffer losses as a result of a cyber security breach related to the Fund, its service providers, trading counterparties or the issuers in which the Fund invests.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements

ANNUAL REPORT	MARCH 31, 2024	141

Notes to Financial Statements (Cont.)

maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. FCM customers, such as the Fund, are permitted to transfer their customer account (and cleared derivative transactions held in such customer account) from one FCM to another FCM. Upon completion of the transfer, the customer maintains the same economic position with respect to the outstanding exposure. As such, these transfers are not recognized as dispositions and reacquisitions of the affected derivative positions. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The porting of exposure between FCMs has no impact on the market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin; these values as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

142	PIMCO INCOME FUND

March 31, 2024

9. FEES AND EXPENSES

(a) Investment Advisory Fee PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R

0.25%	0.25%	0.35%	0.45%(1)	0.25%	0.40%	0.40%	0.40%

(1)	PIMCO has contractually agreed, through July 31, 2024, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

ANNUAL REPORT	MARCH 31, 2024	143

Notes to Financial Statements (Cont.)

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

Class R	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended March 31, 2024, the Distributor retained $2,415,092 representing commissions (sales charges) and contingent deferred sales charges, net of any commission adjustments payable by the Distributor to broker-dealers, from the Trust.

(d) Fund Expenses PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organizational and offering expenses of the Trust and the Fund, and any other expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation Pursuant to the Expense Limitation Agreement, PIMCO has contractually agreed, through July 31, 2024, to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee

144	PIMCO INCOME FUND

March 31, 2024

Fees exceed 0.0049% (the “Expense Limit”) (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. As of March 31, 2024, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2024, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to the Expense Limitation Agreement and I-3 Fee Waiver Agreement, waiver amounts are reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2024, the amount waived and/or reimbursed was $733,770.

(f) Acquired Fund Fees and Expenses PIMCO has contractually agreed, through July 31, 2024, for the PIMCO Income Fund to waive its Management Fee in an amount equal to the expenses attributable to Investment Advisory, Supervisory and Administrative, and Management Fees of Underlying Funds indirectly incurred by the Fund’s investments in series of PIMCO ETF Trust and PIMCO Equity Series. The waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund

ANNUAL REPORT	MARCH 31, 2024	145

Notes to Financial Statements (Cont.)

enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2024, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$1,118,293,070	$1,055,972,991	$35,131,887	$10,304,787

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2024		Year Ended 03/31/2023

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	2,829,233	$29,490,695	2,330,219	$24,794,171

I-2	1,523,371	15,873,660	1,037,639	10,998,175

I-3	132,134	1,376,187	129,091	1,390,278

Administrative Class	10,477	109,181	9,505	100,970

Class A	323,283	3,365,601	211,750	2,243,203

Class C	73,498	766,652	31,941	337,913

Class R	8,078	84,276	5,055	53,550

Issued as reinvestment of distributions

Institutional Class	443,599	4,621,391	403,839	4,254,018

I-2	170,102	1,772,403	151,354	1,594,490

I-3	8,723	90,979	9,151	96,219

Administrative Class	1,634	17,007	1,888	19,890

Class A	67,895	707,121	70,632	743,908

Class C	18,398	191,570	22,425	236,102

Class R	2,469	25,718	2,571	27,065

146	PIMCO INCOME FUND

March 31, 2024

	Year Ended 03/31/2024		Year Ended 03/31/2023

	Shares	Amount	Shares	Amount

Cost of shares redeemed

Institutional Class	(1,743,400)	$(18,110,696)	(2,731,884)	$(29,077,882)

I-2	(795,441)	(8,259,991)	(1,333,547)	(14,160,523)

I-3	(104,826)	(1,091,696)	(63,357)	(670,093)

Administrative Class	(16,755)	(173,438)	(14,681)	(156,535)

Class A	(319,870)	(3,325,406)	(389,063)	(4,137,078)

Class C	(134,146)	(1,392,150)	(152,313)	(1,619,447)

Class R	(8,343)	(86,704)	(9,789)	(104,346)

Net increase (decrease) resulting from Fund share transactions	2,490,113	$26,052,360	(277,574)	$(3,035,952)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2024, two persons owned of record or beneficially 10% or more of the Fund’s total outstanding shares comprising 30% of the Fund.

14. BASIS FOR CONSOLIDATION

The consolidated financial statements include the accounts of the Fund and MLM 766, LLC, a Delaware limited liability company (the “Subsidiary”). Similarly, the Consolidated Schedule of Investments includes the portfolio holdings of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated in consolidation. The Subsidiary was formed on April 30, 2018, as a wholly owned subsidiary of the Fund and acts as an investment vehicle in order to acquire residential mortgage loans consistent with the Fund’s investment objectives and policies. The net assets of the MLM 766, LLC as of period end represented less than 0.0% of the Fund’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2024, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

ANNUAL REPORT	MARCH 31, 2024	147

Notes to Financial Statements (Cont.)

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2024, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO Income Fund	$230,237	$0	$(9,199,541)	$(63,340)	$(6,469,990)	$0	$0	$(15,502,634)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on hyperinflationary investments, swap contracts, straddle loss deferrals, sale/buyback transactions, passive foreign investment companies (PFICs), interest accrued on defaulted securities, short positions, partnerships, and convertible securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2023 through March 31, 2024 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2023 through March 31, 2024 and Ordinary losses realized during the period January 1, 2024 through March 31, 2024 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2024, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Income Fund	$6,469,990	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2024, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Income Fund	$242,569,538	$14,536,657	$(23,805,144)	$(9,268,487)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

148	PIMCO INCOME FUND

March 31, 2024

(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on hyperinflationary investments, swap contracts, straddle loss deferrals, sale/buyback transactions, passive foreign investment companies (PFICs), interest accrued on defaulted securities, short positions, partnerships, and convertible securities.

For the fiscal years ended March 31, 2024 and March 31, 2023, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2024			March 31, 2023

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Income Fund	$8,123,815	$0	$0	$7,668,286	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2024	149

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Income Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of PIMCO Income Fund and its subsidiary (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2024, the related consolidated statement of operations for the year ended March 31, 2024, the consolidated statement of changes in net assets for each of the two years in the period ended March 31, 2024, including the related notes, and the financial highlights (consolidated) for each of the five years in the period ended March 31, 2024 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2024 and the financial highlights for each of the five years in the period ended March 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2024 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2024

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

150	PIMCO INCOME FUND

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	JPM	JP Morgan Chase Bank N.A.
BOA	Bank of America N.A.	JPS	J.P. Morgan Securities LLC
BPS	BNP Paribas S.A.	MBC	HSBC Bank Plc
BRC	Barclays Bank PLC	MEI	Merrill Lynch International
BSH	Banco Santander S.A. - New York Branch	MSC	Morgan Stanley & Co. LLC.
BSS	Banco Santander S.A.	MYC	Morgan Stanley Capital Services LLC
CBK	Citibank N.A.	MYI	Morgan Stanley & Co. International PLC
CKL	Citibank N.A. London	NGF	Nomura Global Financial Products, Inc.
DUB	Deutsche Bank AG	RBC	Royal Bank of Canada
FAR	Wells Fargo Bank National Association	SAL	Citigroup Global Markets, Inc.
FBF	Credit Suisse International	SCX	Standard Chartered Bank, London
FICC	Fixed Income Clearing Corporation	SSB	State Street Bank and Trust Co.
GLM	Goldman Sachs Bank USA	TOR	The Toronto-Dominion Bank
GST	Goldman Sachs International	UAG	UBS AG Stamford
HUS	HSBC Bank USA N.A.

Currency Abbreviations:
ARS	Argentine Peso	ILS	Israeli Shekel
AUD	Australian Dollar	INR	Indian Rupee
BRL	Brazilian Real	JPY	Japanese Yen
CAD	Canadian Dollar	KRW	South Korean Won
CHF	Swiss Franc	MXN	Mexican Peso
CLP	Chilean Peso	NOK	Norwegian Krone
CNH	Chinese Renminbi (Offshore)	NZD	New Zealand Dollar
CNY	Chinese Renminbi (Mainland)	PEN	Peruvian New Sol
DKK	Danish Krone	SEK	Swedish Krona
EUR	Euro	TRY	Turkish New Lira
GBP	British Pound	TWD	Taiwanese Dollar
HUF	Hungarian Forint	USD (or $)	United States Dollar
IDR	Indonesian Rupiah	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate
BP0003M	3 Month GBP-LIBOR	MUTKCALM	Tokyo Overnight Average Rate
CAONREPO	Canadian Overnight Repo Rate Average	PrimeX.ARM	Prime Mortgage-Backed Securities Index - Adjustable Rate Mortgage
CDX.EM	Credit Derivatives Index - Emerging Markets	SOFR	Secured Overnight Financing Rate
CDX.HY	Credit Derivatives Index - High Yield	SONIO	Sterling Overnight Interbank Average Rate
CDX.IG	Credit Derivatives Index - Investment Grade	TSFR1M	Term SOFR 1-Month
CMBX	Commercial Mortgage-Backed Index	TSFR3M	Term SOFR 3-Month
EUR001M	1 Month EUR Swap Rate	UKRPI	United Kingdom Retail Prices Index
EUR003M	3 Month EUR Swap Rate	US0003M	ICE 3-Month USD LIBOR

ANNUAL REPORT	MARCH 31, 2024	151

Glossary: (abbreviations that may be used in the preceding statements) (Cont.)

(Unaudited)

Other Abbreviations:
ABS	Asset-Backed Security	JIBAR	Johannesburg Interbank Agreed Rate
ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate
BABs	Build America Bonds	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.
BBR	Bank Bill Rate	OIS	Overnight Index Swap
BBSW	Bank Bill Swap Reference Rate	PIK	Payment-in-Kind
BRL-CDI	Brazil Interbank Deposit Rate	REMIC	Real Estate Mortgage Investment Conduit
CBO	Collateralized Bond Obligation	RMBS	Residential Mortgage-Backed Security
CDO	Collateralized Debt Obligation	TBA	To-Be-Announced
CLO	Collateralized Loan Obligation	TBD	To-Be-Determined
DAC	Designated Activity Company	TBD%	Interest rate to be determined when loan settles or at the time of funding
EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

152	PIMCO INCOME FUND

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2024 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2024 was designated as ‘‘qualified dividend income’’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2024.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only). Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2024 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2024 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends. The Fund intends to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) amount of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†
PIMCO Income Fund	0%	0%	$4,473,310	$0	$4,602,439

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2025, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2024.

Section 199A Dividends. Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends
PIMCO Income Fund	0%

ANNUAL REPORT	MARCH 31, 2024	153

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman of the Board - 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	161	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Director, State Auto Financial Corporation (2016-2022).

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	161	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

154	PIMCO INCOME FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee – 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	161	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2024.
[1]	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Joshua D. Ratner (1976)** President	01/2024 to present	Executive Vice President and Head of Americas Fund and Client Operations; Deputy General Counsel, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO Flexible Real Estate Income Fund, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Associate, Willkie Farr & Gallagher LLP.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill (1980)** Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Carol K. Chan (1982) Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

ANNUAL REPORT	MARCH 31, 2024	155

Management of the Trust (Cont.)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Alyssa M. Creighton (1974) Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Jason R. Duran (1977) Vice President	02/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Kenneth W. Lee (1972) Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Greg J. Mason (1980)*** Vice President	05/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Colleen P. McLaughlin (1983)*** Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Shiv Narain (1981) Vice President	01/2024 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Keith A. Werber (1973) Vice President	05/2022 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Paul T. Wildermuth (1979) Vice President	01/2024 to present	Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Brandon T. Evans (1982) Deputy Treasurer	01/2024 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO Flexible Real Estate Income Fund and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Matthew L. Goodman (1977)** Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

156	PIMCO INCOME FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Laine E. Pacetti (1989) Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Jason R. Stern (1979)** Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Chi H. Vu (1983) Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

*	Unless otherwise noted, the information for the individuals listed is as of March 31, 2024.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Access Income Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Dynamic Income Strategy Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	MARCH 31, 2024	157

Privacy Policy1

The Funds2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

158	PIMCO INCOME FUND

(Unaudited)

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

ANNUAL REPORT	MARCH 31, 2024	159

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Funds (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 13-14, 2024, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the 12-month period ended December 31, 2024. The Report reviewed the operation of the Program’s components during such period and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended March 31, 2024.

160	PIMCO INCOME FUND

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

1100 Main Street, Suite 400

Kansas City, MO 64105

Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class, Class M

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

SS&C Global Investor & Distribution Solutions, Inc.

Class A, Class C, Class C-2, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF3013AR_033124

Item 2.  Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.  Audit Committee Financial Expert.

The Board of Trustees has determined that Peter B. McCarthy, who serves on the Board’s Audit Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. McCarthy is “independent” as such term is interpreted under this Item 3.

Item 4.  Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees

	March 31, 2024	$6,143,770
	March 31, 2023	$6,558,623

(b)	Fiscal Year Ended	Audit-Related Fees(1)

	March 31, 2024	$—
	March 31, 2023	$—

(c)	Fiscal Year Ended	Tax Fees

	March 31, 2024	$21,725
	March 31, 2023	$23,000

(d)	Fiscal Year Ended	All Other Fees (2)

	March 31, 2024	$—
	March 31, 2023	$—

“Audit Fees” represents aggregate fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO Funds (the “Trust” or “Registrant”) annual financial statements or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents aggregate fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

“Tax Fees” represents aggregate fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents aggregate fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

(1)  There were no “Audit-Related Fees” for the last two fiscal years.

(2)  There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

  (f)  Not applicable.

  (g)

	Aggregate Non-Audit Fees Billed to Entity
Entity	March 31, 2024	March 31, 2023
PIMCO Funds	$21,725	$23,000

Pacific Investment Management Company LLC (“PIMCO”)	22,609,656	27,165,560

Totals	$22,631,381	$27,188,560

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5.  Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of:

George E. Borst

Jennifer Holden Dunbar

Kym M. Hubbard

Gary F. Kennedy

Peter B. McCarthy

Ronald C. Parker

Item 6.  Schedule of Investments.

The information required by this Item 6 is included as part of the annual reports to shareholders filed under Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.  Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13.  Recovery of Erroneously Awarded Compensation.

(a)	Not applicable

(b)	Not applicable

Item 14.  Exhibits.

(a)(1)  Exhibit 99.CODE—Code of Ethics pursuant to Section  406 of the Sarbanes-Oxley Act of 2002.

(a)(2)  Not applicable.

(a)(3)  Exhibit 99.CERT—Certifications pursuant to Section  302 of the Sarbanes-Oxley Act of 2002.

(a)(4)  Not applicable for open-end investment companies.

(a)(5)  There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)     Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Funds

By:	/s/ Joshua D. Ratner
Joshua D. Ratner
President (Principal Executive Officer)

Date: June 3, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Joshua D. Ratner
Joshua D. Ratner
President (Principal Executive Officer)

Date: June 3, 2024

By:	/s/ Bijal Y. Parikh
Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)

Date: June 3, 2024